UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2016

Date of reporting period:	12/31/2016

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AQR Emerging Markets Equity Portfolio

AST BlackRock iShares ETF Portfolio

AST Boston Partners Large-Cap Value Portfolio

AST Cohen & Steers Realty Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST QMA Emerging Markets Equity Portfolio

AST QMA Large-Cap Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST Value Equity Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio

AST Wellington Management Hedged Equity Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AQR Emerging Markets Equity Portfolio	A1
	AST BlackRock iShares ETF Portfolio	A16
	AST Boston Partners Large-Cap Value Portfolio	A20
	AST Cohen & Steers Realty Portfolio	A25
	AST Goldman Sachs Large-Cap Value Portfolio	A28
	AST Goldman Sachs Mid-Cap Growth Portfolio	A33
	AST Goldman Sachs Small-Cap Value Portfolio	A38
	AST Hotchkis & Wiley Large-Cap Value Portfolio	A45
	AST International Growth Portfolio	A50
	AST International Value Portfolio	A56
	AST J.P. Morgan International Equity Portfolio	A64
	AST Jennison Large-Cap Growth Portfolio	A68
	AST Loomis Sayles Large-Cap Growth Portfolio	A72
	AST MFS Global Equity Portfolio	A75
	AST MFS Growth Portfolio	A79
	AST MFS Large-Cap Value Portfolio	A84
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A89
	AST Parametric Emerging Markets Equity Portfolio	A95
	AST QMA Emerging Markets Equity Portfolio	A114
	AST QMA Large-Cap Portfolio	A122
	AST Small-Cap Growth Portfolio	A129
	AST Small-Cap Growth Opportunities Portfolio	A135
	AST Small-Cap Value Portfolio	A142
	AST T. Rowe Price Large-Cap Growth Portfolio	A152
	AST T. Rowe Price Natural Resources Portfolio	A156
	AST Templeton Global Bond Portfolio	A162
	AST Value Equity Portfolio	A170
	AST WEDGE Capital Mid-Cap Value Portfolio	A175
	AST Wellington Management Hedged Equity Portfolio	A179
	Glossary	A190

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

∎	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

AST AQR Emerging Markets Equity Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.37%	-1.32%
MSCI Emerging Markets Index (GD)	11.60	-2.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST AQR Emerging Markets Equity Portfolio returned 13.37%.

The net assets of the Portfolio at December 31, 2016 were $162.6 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management LLC.

What were market conditions during the reporting period?

Emerging equity markets experienced gains in 2016 following two consecutive down years Emerging markets were volatile to start the year, experiencing sell-offs driven by slowing economic growth in China and investors concern about rapid yuan depreciation. However, emerging markets sharply reversed in the middle of the year aided by rising commodity prices, the impeachment of Brazilian President Dilma Rousseff, and stabilization in Chinese economic data. Currency depreciation boosted returns. Notably, emerging equity markets were broadly flat in the fourth quarter in local currency terms, significantly lagging the gains in their developed counterparts. This underperformance was driven in part by higher bond yields, capital outflows, and the possibility of greater restrictions on international trade.

What strategies or holdings affected the Portfolio’s performance?

Investment views are generated using a multi- factor approach based on the combination of valuation, fundamental and price momentum, earnings quality, investor sentiment, stability and management signaling measures. The overall strategy’s active risk is allocated 50% to stock and industry selection (the majority of this component is allocated to stock selection within industry), 25% to country selection, and 25% to currency selection.

The Portfolio invests through quantitative programs (models) to achieve returns. With regard to the Portfolio’s excess returns, the stock selection model detracted -0.71%, country selection contributed +0.78%, and currency selection contributed +3.71%. Within the stock selection model, positive performance from the valuation within industries, earnings quality, and investor sentiment themes were not enough to offset negative performance from the momentum within industries, indirect momentum, and stability factors in the Portfolio. Stock selection in the materials and information technology sectors detracted from returns. Country selection contributed to performance with South Africa and India being the main drivers of outperformance. Currency selection was the largest contributor to relative performance, driven by positions in the Brazilian real, Mexican peso, and the Russian ruble.

Did the Portfolio’s use of derivatives affect performance?

Portfolio performance was captured through equities, equity index futures, and swaps and currency forwards. The country selection model utilizes equity index futures and swaps to gain exposure to equity markets and had a positive impact on performance during the year. The currency selection model utilizes currency forwards and also had a positive impact on performance.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock iShares ETF Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.35%	4.44%
Blended Index	6.22	4.97
S&P 500 Index	11.94	11.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST BlackRock iShares ETF Portfolio returned 6.35%.

The net assets of the Portfolio at December 31, 2016 were $400.6 million.

The investment objective of the Portfolio is to seek to maximize total return with a moderate level of risk. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

Although economic growth, monetary policy, and inflation remained important trends, geopolitical developments played a much larger than typical role in terms of driving asset prices. Equity markets weakened substantially at the beginning of the year as concerns over financial stability in China mounted. However, renewed strength in developed-market economic data early in the second quarter relieved concerns and encouraged a meaningful recovery. Global central banks led by the Federal Reserve adopted more accommodative policies than had been expected which also relieved investor concerns.

The widely unexpected result of the UK’s “Brexit” referendum drove substantial volatility in its immediate wake, but markets recovered quickly as participants grew more sanguine about the economic impact. The post- “Brexit” rally slowed in August and September, however, as worries of monetary tightening in major developed economies, combined with a temporary slowdown in global growth data, weighed on risk appetite.

The unexpected presidential election of Donald Trump unleashed a major sell-off in global bond markets and equities strengthened meaningfully. The Federal Reserve hiked interest rates as economic data continued to accelerate around the globe. The move, combined with signs of firming inflation, drove equity markets and bond yields higher.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from a combination of directional equity and fixed income positioning, as well as relative value fixed income views. The largest contributor to performance was an underweight to US 30-year bond futures. Increased inflation pressures were expected to push up the back end of the US yield curve, and although this position was a large detractor early in the year as the Federal Reserve proved more accommodative than expected. A spike in inflation expectations following the U.S. presidential election propelled into positive territory.

In terms of directional equity positions, the Portfolio benefited by overweighting equities following geopolitical event-triggered sell-offs. Immediately following Brexit, the Portfolio moved to overweight German and Japanese equities as these countries appeared to be over-discounted relative to robust underlying economic data. The Portfolio subsequently sold these holdings after the profits were realized.

Key detractors to performance included an overweight to Japanese equities in anticipation of monetary accommodation by the Bank of Japan which failed to materialize, and an overweight to global equities based on the premise that the first quarter sell-off was not supported by macro fundamentals.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used equity, fixed income, and currency derivatives as a normal part of the investment strategy to efficiently implement and manage risk. Overall, the usage of derivatives had a small, but immaterial, positive impact.

Blended Index consists of S&P 500 (25%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Russell 2000 Index (5%), an unmanaged capitalization-weighted index which is comprised of 2000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange and over-the-counter market, Bloomberg Barclays US Aggregate Bond Index (52%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Markit iBoxx US Dollar Liquid High Yield Total Return Index (3%), is an index designed to provide a broad representation of the US dollar-denominated high yield liquid corporate bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Boston Partners Large-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	13.74%	12.19%	10.07%
Russell 1000® Value Index	17.34	14.80	12.90
Russell 1000® Index	12.05	14.69	13.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Boston Partners Large-Cap Value Portfolio returned 13.74%.

The net assets of the Portfolio at December 31, 2016 were $618.8 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Boston Partners.

What were market conditions during the reporting period?

US equity markets rallied in 2016 supported late in the year sparked in part by the election of Donald Trump. The election results coincided with a flurry of positive economic reports emanating from both the United States as well as many international markets. US third- quarter Gross Domestic GDP was revised upwards twice during the period, with the strongest growth rate in two years.

Global purchasing manager’s indices rebounded, displaying strength not only in manufacturing but in the non-manufacturing-service side of economies as well. The official end to the earnings recession also helped investor’s sentiment, with third-quarter earnings growing more on a year-over-year basis, the first such occurrence in five quarters.

The resurgence of value stocks relative to growth stocks was also notable as value beat growth on average across all equity capitalization ranges. Value-style stocks were led by small-caps. Cyclical stocks, which are more sensitive to economic factors, did well led by energy, industrials, and materials, all responding to the campaign promises of an infrastructure build-out.

Higher interest rates propelled the financials sector to strong performance, led by the banking industry.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, strength in the second half of the year was not enough to offset underperformance during the first half of the year. The portfolio trailed from January to June amid negative market sentiment, which saw interest rates touch near historic lows. The equity markets reacted by gravitating towards defensive oriented equities that were expensive to begin with and became more so as the first half progressed. The portfolio avoided these areas in favor of the more attractively valued equities, such as financials and technology.

Specifically, weakness in health care and transportation was offset by strength in financials and technology. For example, Computer Services Corporation, an IT consulting firm, is a steady business with high recurring revenues and strong free cash flow, attractive valuation, and strong business momentum due to recent successful cost cutting initiatives. Their announced merger with Hewlett Packard Enterprises added additional sources for cost savings and added revenue synergies, meaningfully improving their long-term fundamental outlook, which drove the stock higher.

Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Cohen & Steers Realty Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.81%	11.34%	4.88%
Wilshire US REIT Total Return Index	7.24	12.02	4.80
FTSE NAREIT Equity REIT Index	8.63	11.98	5.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Cohen & Steers Realty Portfolio returned 4.81%.

The net assets of the Portfolio at December 31, 2016 were $675.6 million.

The investment objective of the Portfolio is to seek to maximize total return through investment in real estate securities. The Portfolio is subadvised by Cohen & Steers Capital Management, Inc.

What were market conditions during the reporting period?

US real estate investment trusts (REITs) generally advanced in 2016, although they gave back some of the sizable gains they had made through July. Concerns about rising interest rates weighed on the group in the final months of 2016, but commercial real estate fundamentals remained strong in most property sectors, and REITs continued to report earnings that mostly met or exceeded high expectations.

Industrial and data center landlords were among the top-performing US sectors during the year. The pair continued to benefit from secular growth trends, including burgeoning Internet retailing and cloud computing, which resulted in healthy pricing power for the sectors’ property owners. Hotels were particularly strong in the second half of the year. Investors looked ahead to the end of the supply cycle and in anticipation that industry fundamentals would recover in 2017 along with the economy.

Office landlords on the West Coast enjoyed healthy gains early in the year thanks to the thriving technology sector, while REITs of landlords in New York City and Washington, DC categorically rallied strongly in the wake of the presidential election. New York landlords benefited from an improving outlook for banks, the city’s largest tenants, stemming from the steeper yield curve and the potential for less regulation. The Washington, DC office market was buoyed by speculation that increased defense spending would strengthen demand for offices in the nation’s capital.

The self-storage sector was a notable underperformer, as investors grew concerned that the sector’s growth was decelerating amid rising supply. Growth in rental rates began to ease following five years of healthy gains. Regional malls also declined, despite still-strong fundamentals following store-closing announcements from several high-profile retailers, including Sears and Macy’s. Continued gains in e-commerce and a general change in how people are spending their disposable income added to those concerns.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated a positive total return for 2016, although it underperformed the Wilshire US REIT Total Return Index (the Index). Stock selection in the health care property sector detracted from the Portfolio’s relative performance in part because of the Portfolio’s position in out-of-index security Brookdale Senior Living, which declined in the period. Additionally, the Portfolio did not hold Senior Housing Properties Trust, which had a sizable gain. The Portfolio’s underweight and stock selection in the hotel sector hindered relative performance as well, as did an underweight in industrial REITs.

Factors that aided the Portfolio’s relative performance included favorable stock selection in the office and apartment sectors. The Portfolio’s underweights in self-storage and shopping center REITs additionally helped performance, as both sectors underperformed the Index during the year.

The Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REIT Index is an unmanaged index which measures the performance of all real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market, and the American Stock Exchange. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Goldman Sachs Large-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	11.54%	13.98%	4.31%
Russell 1000® Value Index	17.34	14.80	5.72
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Goldman Sachs Large-Cap Value Portfolio returned 11.54%.

The net assets of the Portfolio at December 31, 2016 were $1,781.8 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

After a global market sell-off at the beginning of 2016, US equities stabilized and rebounded during February as market sentiment improved on more dovish global central bank policies, stronger economic data, and a recovery in oil prices. In June, markets were dominated by the UK referendum to leave the European Union (commonly called Brexit). Equities sold off following the surprise “leave” result, but later recovered owing to a combination of improving risk sentiment and a dovish Bank of England. After the unexpected victory of Donald Trump in the November US presidential election, equities quickly reversed a short-lived sell-off and surged in anticipation of the pro-growth impact of the President-elect’s fiscal stimulus plan. The Fed raised short-term interest rates by 25 basis points in December, as had been largely anticipated, and set a more hawkish 2017 rate path, causing US equities to decline. (A basis point is 1/100th of a percent.)

During the reporting period, materials and energy were the top-performing sectors in the Russell 1000 Value Index, while the real estate and health care sectors lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investments in the health care sector detracted most from relative performance, while stock selection in the energy sector added most to relative returns.

Allergan, a pharmaceutical company, was a top detractor from relative performance. During the second quarter, the company was negatively impacted when its announced merger with Pfizer fell through due to regulatory reasons. Following the US presidential election, the subadviser increased the Portfolio’s position and continues to believe that Allergan is a high-quality business. The company continues to trade at an attractive valuation and has meaningful pipeline opportunities to support long-term returns. In the subadviser’s view, Allergan’s growth outlook remains superior to that of most large-cap pharmaceutical companies and we believe its proven management team will continue to engage in deals that can gradually increase value. Additionally, the company sold its generics business to Teva at a very attractive valuation, which will give Allergan the flexibility to pay down debt, return capital to shareholders, and continue to invest in its pipeline of products.

Lincoln National, a life insurance company, was a top contributor to relative performance. We took advantage of downward pressure on the share price after the Brexit vote to initiate a position in the name. Shares rose following the US presidential election as sentiment about the regulatory environment improved and interest rates rose. The stock also strengthened after the company reported strong third-quarter earnings that exceeded expectations. The subadviser continues to have a positive view on Lincoln National’s strategy to shift sales to lower-risk products and on its strong risk management practices, which it’s believed will support continued confidence in the sustainability of its return on equity. Despite the appreciation in Lincoln National’s share price during the period, the subadviser remains positive about the company’s risk/reward profile due to management’s continued execution and the likelihood of rising interest rates.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.64%	11.07%	8.11%
Russell Midcap® Growth Index	7.33	13.51	7.83
S&P MidCap 400 Index	20.74	15.33	9.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Goldman Sachs Mid-Cap Growth Portfolio returned 1.64%.

The net assets of the Portfolio at December 31, 2016 were $1,182.8 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

After a global market sell-off at the beginning of 2016, US equities stabilized and rebounded during February as market sentiment improved on more dovish global central bank policies, stronger economic data, and a recovery in oil prices. In June, markets were dominated by the UK referendum to leave the European Union (commonly called Brexit). Equities sold off following the surprise “leave” result, but later recovered owing to a combination of improving risk sentiment and a dovish Bank of England. After the unexpected victory of Donald Trump in the November US presidential election, equities quickly reversed a short-lived sell-off and surged in anticipation of the pro-growth impact of the President-elect’s fiscal stimulus plan. The Federal Reserve raised short-term interest rates by 25 basis points in December, as had been largely anticipated, and set a more hawkish 2017 rate path, causing US equities to decline. (A basis point is 1/100th of a percent.)

What strategies or holdings affected the Portfolio’s performance?

Stock selection in the financials and real estate sectors contributed positively to relative performance, while stock selection in the information technology and consumer discretionary sectors detracted.

The two largest detractors from relative returns were home furnishings retailer RH (formerly Restoration Hardware) and professional networking website LinkedIn. RH faced headwinds in a challenging retail environment, especially related to the high-end consumer. During the first quarter, its shares declined sharply as the company preannounced fiscal fourth-quarter results with sales and earnings below market expectations. Results represented a significant reset to previous expectations about the company’s growth, and the Portfolio sold its position during the first half of the period. LinkedIn’s outlook in the early part of 2016 caused its shares to decline sharply. Later in the year, after Microsoft announced it would acquire the company, the stock recovered some, but not all, of its losses. After the acquisition was announced, we exited the Portfolio exited its position in LinkedIn.

Beauty products retailer Ulta Salon, Cosmetics & Fragrance and water technology company Xylem were top contributors to relative performance. After a challenging start to 2016, Ulta Salon, Cosmetics & Fragrance’s share price picked up momentum in early April after the company issued strong first-quarter earnings and its stock was added to the S&P 500 Index. The first-quarter results were driven by better-than-expected margins, revenues, and e-commerce growth. Xylem reported solid quarterly results, beating market expectations for earnings and raising guidance throughout the period. The company’s share price rose further in August when it announced the purchase of Sensus, a smart water meter company. The acquisition was viewed positively as it would bolster Xylem’s product offering and technological advantage.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Small-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	24.31%	15.13%	8.65%
Russell 2000® Value Index	31.74	15.07	6.26
Russell 2000® Index	21.31	14.46	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Goldman Sachs Small-Cap Value Portfolio returned 24.31%.

The net assets of the Portfolio at December 31, 2016 were $933.3 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

After a global market sell-off at the beginning of 2016, US equities stabilized and rebounded during February as market sentiment improved on more dovish global central bank policies, stronger economic data, and a recovery in oil prices. In June, markets were dominated by the UK referendum to leave the European Union (commonly called Brexit). Equities sold off following the surprise “leave” result, but later recovered owing to a combination of improving risk sentiment and a dovish Bank of England. After the unexpected victory of Donald Trump in the November US presidential election, equities quickly reversed a short-lived sell-off and surged in anticipation of the pro-growth impact of the President-elect’s fiscal stimulus plan. The Fed raised short-term interest rates by 25 basis points in December, as had been largely anticipated, and set a more hawkish 2017 rate path, causing US equities to decline. (A basis point is 1/100th of a percent.)

During the reporting period, materials and financials were the top-performing sectors in the Russell 2000 Value Index, while the health care and consumer discretionary sectors lagged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investments in the financials sector detracted most from relative performance, while stock selection in the energy sector contributed positively.

Life Storage, an owner and operator of self-storage properties, was a top detractor from relative returns. Its shares fell after the company announced weaker-than-expected second-quarter earnings and lowered forward guidance in light of a deceleration in comparable-store revenue growth. In the subadvisers view, moderation in the self-storage industry’s fundamentals was exacerbated by the company’s outsized exposure to Texas relative to its peers, as storage capacity increased in the region. That said, The subadviser maintains a positive view of Life Storage, which was the result of Sovran Self Storage’s acquisition of LifeStorage LP and the subsequent rebranding. Also, the combination of the two companies strengthens their overall scale and platform and also improves geographic exposure to high-growth markets on the US West Coast. In addition, while new supply has been increasing recently, self-storage industry fundamentals should remain relatively healthy in the context of the broader real estate cycle. Furthermore, valuations are attractive given the high growth and low capital requirements of the company’s business model.

Burlington Stores, a discount clothing retailer, was a top contributor to results. After an unusually warm 2015 winter, investor expectations for coat sales declined significantly, pressuring the company’s share price. However, the stock rebounded on strong first-quarter 2016 results that exceeded consensus and management’s expectations. Management also raised its full-year outlook. Shares rose through the remainder of the period as discount retailers continued to capture market share from traditional retailers and as the company executed on its strategic goals of improving margins and inventory management. The subadviser maintains a positive view on Burlington Stores and its position in the discount retailer industry, but is managing the size of the Portfolio’s position given the stock’s strong returns during the reporting period.

Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Hotchkis & Wiley Large-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	19.89%	15.49%	4.21%
Russell 1000® Value Index	17.34	14.80	5.72
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Hotchkis & Wiley Large-Cap Value Portfolio returned 19.89%.

The net assets of the Portfolio at December 31, 2016 were $1,437.7 million.

The investment objective of the Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio is subadvised by Hotchkis & Wiley Capital Management, LLC.

What were market conditions during the reporting period?

The year was characterized by financial markets’ response to interest rate movements and to unexpected political developments. Early on, the prospect of four US rate increases unsettled markets. The result was a flight to safety, which reversed after the Federal Reserve indicated that it was not unmindful of global consequences.

The political equilibrium was roiled first by the decision of UK voters to leave the European Union in late June, followed by the election of Donald Trump as US president in November. Following the election, the US experienced a strong stock rally and bond sell-off as investors anticipated tax cuts, fiscal stimulus, infrastructure spending, and higher inflation and interest rates under the new administration.

Market segments viewed as bond surrogates were bid up to excessive valuation levels as investors searched for yield. In contrast, stocks of companies with more cyclical businesses were shunned irrespective of valuation, and it was in this segment that the most compelling risk-adjusted return opportunities were identified. Markets experienced a partial value reversion in 2016, as the large dislocation between bond proxies and cyclical companies narrowed. While the value reversion was large, spreads remain wider than average because the dichotomy had reached such extreme levels.

What strategies or holdings affected the Portfolio’s performance?

A large portion of the Portfolio’s assets relative to those of the Russell 1000 Value Index were invested in stocks trading at a discount to book value. The deeply discounted segment substantially outperformed.

Positive stock selection in energy and industrials, along with the underweight allocation to consumer staples, also contributed to the Portfolio’s outperformance. Stock selection in utilities and telecommunications, and the overweight allocation to consumer discretionary, detracted. The five largest individual positive contributors were Marathon Oil, Cummins, Corning, Hewlett-Packard Enterprise, and Bank of America. Conversely, the five largest detractors were Ericsson, Calpine, Vodafone, Bed Bath & Beyond, and Sanofi.

Most of the Portfolio’s trading consisted of adding and trimming around existing positions as dictated by valuation changes. The largest trims were among the Portfolio’s best relative performers, namely Corning, and the largest additions were among the worst relative performers, namely Ericsson. This is common given the subadviser’s long-term fundamental value approach. Sector weight changes were modest. The Portfolio reduced the weight in consumer staples, health care, and utilities as there were few compelling valuation opportunities. The Portfolio also trimmed energy exposure, but the sector weight increased slightly due to performance. The Portfolio added modestly to the industrials and technology sectors.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST International Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-3.78%	6.09%	0.72%
MSCI EAFE Index® (GD)	1.51	7.02	1.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST International Growth Portfolio returned -3.78%.

The net assets of the Portfolio at December 31, 2016 were $1,959.1 million.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio’s assets are independently subadvised by William Blair & Company, Jennison Associates, LLC, and Neuberger Berman Management LLC.

What were market conditions during the reporting period?

The MSCI EAFE Index’s (the Index) positive returns for the year were driven mostly by the materials, energy, and industrial sectors. Specifically, metals and gold stocks rallied off of their bottom at the beginning of the year. Additionally, industrial conglomerates that sell globally, including into the US, improved dramatically. On the other hand, losses were common among major pharmaceutical companies, as uncertainties rose both before and after the election, over the future of US health care. Also, for investors based in the US, returns from developed market countries were adversely affected due to the decline in foreign currencies versus the US dollar. The dollar advanced at the beginning of the year during the “risk-off” environment, and then again at the end of the year following the election as investors anticipated what could be a stronger US economy and Fed interest rate tightening in 2017.

What strategies or holdings affected the Portfolio’s performance?

Within the Portfolio, risk exposures had the largest negative impact to relative performance. Specifically, underexposures to dividends and companies with lower valuations (lower price-to-book ratios) detracted the most. Many dividend-paying companies advanced through mid-year, as investors used these stocks as bond proxies in lieu of lower yielding bonds. In addition, stocks with lower valuations such as financials rose at the end of the year as interest rates rose. The Portfolio’s focus is on earnings growth, rather than dividends and lower valuations. Consequently, the three sleeves, especially those managed by William Blair and Jennison, were underexposed to the latter characteristics.

Allocations to various industries also hurt relative performance. For example, the Portfolio’s positions in information technology and software stocks, as well as underweights to metals, mining, food, beverage, tobacco, oil, gas, and other consumable fuel stocks, all detracted from performance. All three sleeves seek companies with higher growth rates and strong balance sheets, so the focus on technology stocks over the industries that were underweighted due to the tendency to have lower growth rates and, in some cases, more leveraged balance sheets is a part of the Portfolio’s investment strategy.

Both the William Blair and Jennison sleeves’ significant allocation to China, which has higher growth rates relative to the rest of the developed world, negatively impacted returns. China declined precipitously at the beginning of the year on concerns about negative capital flows, and the stability of their currency. Despite a partial recovery later in the year, investments in China detracted from results. Positive stock selection mitigated the Portfolio’s negative relative performance.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST International Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	0.58%	5.69%	0.98%
MSCI EAFE Index® (GD)	1.51	7.02	1.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST International Value Portfolio returned 0.58%.

The net assets of the Portfolio at December 31, 2016 were $1,908.1 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio’s assets are subadvised by LSV Asset Management and Lazard Asset Management LLC.

What were market conditions during the reporting period?

Similar to last year, global investors experienced a roller coaster ride. Topping the headlines was the UK’s referendum vote at the end of June to exit (known as “Brexit”) the European Union. After the vote was announced, Prime Minister David Cameron, an opponent of the push to leave the EU, resigned, and Theresa May became prime minister. In the US, equities took an immediate hit following news of the vote, but recovered fairly quickly. The value of the pound remains near a 30-year low, and Great Britain lost its AAA credit rating, increasing the cost of government borrowing. However, both the FTSE 100 and FTSE 250 closed the year trading higher than before the referendum.

In other parts of the world, China’s economic growth slowed, but later stabilized following additional government stimulus. Central banks in Japan and Europe continued lowering interest rates to negative values to stimulate more lending and investing.

As witnessed in the US, value stocks outperformed their growth counterparts, as investors favored safety and value over momentum and growth.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio performed slightly below its benchmark, the MSCI EAFE Index (GD) (the “Index”), for the period. The Portfolio’s relative performance struggled due to both allocation effects and stock selection. Primary detractors were in industrials, health care, and energy. Conversely, relative performance was aided by stock selection in the financials, materials, and telecommunications sectors. The Portfolio’s overweight position in the poorly performing financials sector also detracted from relative returns.

From a regional perspective, holdings in Western Europe, notably the UK and Germany, were the most detrimental to relative performance. On a positive note, holdings in the Pacific Rim, including Japan and Australia, proved beneficial.

A small, yet consistent allocation to cash, held to assist with day-to-day cash flow management, had a slightly negative impact on performance during the reporting period.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST J.P. Morgan International Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.93%	5.46%	1.03%
MSCI EAFE Index® (GD)	1.51	7.02	1.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST J.P. Morgan International Equity Portfolio returned 1.93%.

The net assets of the Portfolio at December 31, 2016 were $359.2 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

What were market conditions during the reporting period?

After a difficult start to the year, markets rallied beginning in mid-March as fears of another global recession eased. Growth expectations improved as the year progressed in response to encouraging economic data, supportive policies by central banks, and the election of Donald Trump as the 45th US president.

Energy and materials ended the year as strong performers, as commodity prices rebounded sharply. Economically sensitive companies generally outperformed defensive stocks, which are less sensitive to changes in the economy.

For US-based investors, however, gains were eroded by currency movement as the US dollar strengthened against most major foreign currencies.

What strategies or holdings affected the Portfolio’s performance?

Despite the fourth-quarter setback, the Portfolio outperformed for the full year. Stock selection in technology and consumer discretionary were the main drivers of excess returns. Gains in technology were spearheaded by semiconductor-related stocks (e.g., Samsung and Tokyo Electron). Within consumer discretionary, luxury goods companies (e.g., Kering) and emerging market and emerging market-facing names (e.g., Macau casino operators) were among the standouts.

Stock selection and our relative weightings in financials (underweight) and health care (overweight) detracted from relative performance. Within financials, European holdings fared poorly in the aftermath of the UK Brexit referendum (e.g., Lloyds Banking Group, Barclays). Many have since staged a partial comeback but they remain laggards for the year. In health care, Teva and Novo Nordisk fared poorly amid concerns about pricing pressures and competition.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Jennison Large-Cap Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	-1.47%	13.42%	12.05%
Russell 1000® Growth Index	7.08	14.50	13.75
Russell 1000® Index	12.05	14.69	13.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Jennison Large-Cap Growth Portfolio returned -1.47%.

The net assets of the Portfolio at December 31, 2016 were $784.0 million.

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

What were market conditions during the reporting period?

2016 was a year of volatility and surprises. Decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and the highly unconventional US presidential election all contributed to volatility. Risk aversion in this global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying stocks were significant drivers of market returns, with dividend-paying and other “safety” stocks outperforming and stocks of higher-growth companies generally underperforming. In the wake of the November US election, speculation about potential policy initiatives of the new administration favored companies — many of them exhibiting little secular growth — expected to benefit from a less onerous regulatory environment, lower corporate tax rates, and infrastructure and defense spending.

What strategies or holdings affected the Portfolio’s performance?

Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks. Health care companies faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them Portfolio holdings Alexion Pharmaceuticals (blood and metabolic disorders), Regeneron Pharmaceuticals (eye diseases, high cholesterol), and Vertex Pharmaceuticals1 (cystic fibrosis). Health care companies where acquired growth plays a greater role, such as Allergan, declined as regulatory changes threatened to remove many of the tax benefits of mergers between US and offshore companies. As of December 31, 2016, the Portfolio no longer held positions in Vertex or LinkedIn.

Information technology positions advanced but lagged the benchmark sector, with declines in LinkedIn and Salesforce.com having the effect of tempering strong gains in Nvidia and Tencent. LinkedIn’s decline reflected signs of significant deceleration in recent high growth rates. Salesforce.com faced concerns that its growth rate, too, might slow. Nvidia’s revenue, gross margin, and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where Jennison believes it can leverage its graphics expertise to offer high-value-added solutions. Tencent, China’s largest and most visited Internet service portal, continued to perform well fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

In consumer discretionary, Nike’s decline partially offset solid advances in Amazon, Marriott, and Time Warner. Nike declined on inventory overhang, declining average selling prices, and increased competition. Amazon benefited from continued strong execution, margin expansion, and development of a meaningfully important business opportunity in cloud infrastructure. The company continues to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. Marriott, which acquired Starwood Hotels, benefitted from increased demand and limited supply growth in the US, which led to accelerating revenue and operating income growth. Time Warner rose on news that AT&T was acquiring it at a significant premium to the stock’s closing price on the day before the announcement.

Concho Resources was a strong performer in the energy sector. It announced a series of deals that consolidate its core acreage and shed noncore positions, improving its balance sheet and efficiency.

The financials sector, including Portfolio position in Goldman Sachs, benefited as the market reacted favorably to the new US administration, which is widely thought to favor a less onerous regulatory environment. Jennison believes Goldman’s strong capital base and leading global positions in investment banking, capital markets, trading, and asset management provide attractive exposure to long-term global economic expansion.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Loomis Sayles Large-Cap Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.57%	14.53%	6.99%
Russell 1000® Growth Index	7.08	14.50	8.33
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Loomis Sayles Large-Cap Growth Portfolio returned 5.57%.

The net assets of the Portfolio at December 31, 2016 were $2,292.9 million.

The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective. The Portfolio is subadvised by Loomis, Sayles & Company, L.P.

What were market conditions during the reporting period?

The year was characterized by substantial political and economic uncertainty around the world. Concerns about China’s weakening economy drove the equity markets lower in the beginning of the year. In mid-year, the UK’s decision to leave the euro zone temporarily rocked financial markets. The latter half of the year was dominated by uncertainty surrounding the US presidential election, which lead to periods of market volatility. Following the election, investors rotated out of bonds and into stocks on the anticipation of fiscal stimulus and the US stock market rallied.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed both its benchmark indices. Stock selection in the information technology, industrials, and consumer discretionary sectors — as well as allocations to the information technology, energy, health care, financials, and consumer discretionary sectors — contributed to relative performance. Conversely, stock selection in the consumer staples, health care, financials, and energy sectors — as well as allocations to the industrials and consumer staples sectors — detracted from relative performance.

Qualcomm and ARM Holdings were among the largest contributors to relative performance. Qualcomm reported better-than-expected quarterly results in its technology licensing (QTL) and chip manufacturing (QCT) businesses. QTL margins were consistently 85% or better and it generated about 80% of Qualcomm profits. Following the company’s positive settlement with China’s antitrust regulators in 2015, Qualcomm completed approved deals with all top smartphone manufacturers in China. Loomis Sayles believes these actions validate Qualcomm’s leading intellectual property and the royalty business model. In late October, the company announced a definitive agreement to acquire NXP Semiconductors, a Netherlands-based chip manufacturer focused primarily on automotive markets.

Shares of ARM Holdings, the world’s leading semiconductor intellectual property supplier, were up about 40% in July on news of the all-cash acquisition by Softbank Group Corporation. Similar to the investment team’s long-term thesis, Softbank recognized that the fundamental drivers for ARM remain robust as the company benefits from increased chip connectivity, complexity, and chip architecture outsourcing. ARM Holdings became a privately held company when the purchase became final. Therefore, the Portfolio sold ARM Holdings.

Novo Nordisk and Cerner were among the largest detractors to relative performance. Novo Nordisk, a Denmark-based diabetes-focused pharmaceutical company, reported fundamentally solid growth from new-generation insulin therapy Tresiba and non-insulin anti-diabetic therapy Victoza. However, management issued lower-than-expected near-term guidance and meaningfully lowered its longer-term operating profit growth guidance, citing near-term pricing pressure in the US. The investment team continues to believe Novo’s competitive advantages and deep experience in diabetes care would be difficult to replicate, and subsequently, the Portfolio increased its position in the stock.

Cerner reported solid revenue and earnings-per-share growth and a robust increase in bookings, much of which were from new client acquisition. The company also saw traction for its population health and revenue cycle products. Cerner is a high-quality company with sustainable competitive advantages, and Loomis Sayles believes the current share price embeds expectations well below the investment team’s estimate of long-term growth.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST MFS Global Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.11%	11.43%	5.88%
MSCI World Index® (GD)	8.15	11.04	4.41
MSCI EAFE Index (GD)	1.51	7.02	1.22

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST MFS Global Equity Portfolio returned 7.11%.

The net assets of the Portfolio at December 31, 2016 were $614.9 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

Sluggish global growth weighed on both developed and emerging markets economies during much of the reporting period, though signs of improvement became evident in late 2016. Although the Federal Reserve increased short-term interest rates in December, central bank monetary policy globally remained highly accommodative. In June, the UK voted for Brexit, the term used to represent Britain’s decision to leave the European Union. At first, the markets were alarmed, but the reaction was relatively short-lived. In November, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Donald Trump administration. Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials, and industrials sectors early in the period, abated later in the period as stabilizing oil prices helped push energy company earnings higher than market expectations.

What strategies or holdings affected the Portfolio’s performance?

Strong security selection in the health care, retailing, and transportation sectors benefited relative performance. Within the health care sector, overweight positions in medical device makers St. Jude Medical, Stryker, and Cooper Companies were advantageous. Within the retailing sector, an overweight position in France-based luxury goods company LVMH aided the Portfolio’s results. Within the transportation sector, an overweight position in railroad company Canadian National Railway, which performed strongly, buoyed relative returns. Stocks in other sectors that added to performance included overweight positions in media firm Time Warner, financial services firm Goldman Sachs Group, custody bank State Street, and semiconductor manufacturer Microchip Technology. An investment in South Korean microchip and electronics manufacturer Samsung Electronics also contributed positively.

Conversely, a combination of stock selection and an overweight position in the consumer staples sector detracted from relative performance. Within the sector, overweight positions in beauty product manufacturer Coty and UK-based household products manufacturer Reckitt Benckiser Group held back returns. In addition, an underweight position in the strongly performing energy sector and security selection in the basic materials sector weighed on results. Elsewhere, the Portfolio was constrained by its overweight positions in Germany-based health care products maker Bayer, Switzerland-based investment management and banking firm UBS, UK-based satellite television broadcaster Sky, medical device maker Medtronic, life sciences supply company Thermo Fisher Scientific, Switzerland-based pharmaceutical and diagnostic company Roche Holding, and vehicle components manufacturer Delphi Automotive. Not holding shares of strongly performing global financial services firm JPMorgan Chase also dampened returns. Additionally, the Portfolio’s relative currency exposure detracted from performance.

MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST MFS Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.91%	13.72%	6.87%
Russell 1000® Growth Index	7.08	14.50	8.33
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST MFS Growth Portfolio returned 1.91%.

The net assets of the Portfolio at December 31, 2016 were $1,069.7 million.

The investment objective of the Portfolio is to seek long-term growth of capital and future, rather than current, income. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

Sluggish global growth weighed on both developed and emerging markets economies during much of the reporting period, though signs of improvement became evident in late 2016. Although the Federal Reserve increased short-term interest rates in December, central bank monetary policy globally remained highly accommodative. In June, the UK voted for Brexit, the term used to represent Britain’s decision to leave the European Union. At first, the markets were alarmed, but the reaction was relatively short-lived. In November, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Donald Trump administration. Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials, and industrials sectors early in the period, abated later in the period as stabilizing oil prices helped push energy company earnings higher than market expectations.

What strategies or holdings affected the Portfolio’s performance?

Stock selection and an underweight position in the industrial goods & services sector detracted from relative performance. In addition, security selection and, to a lesser extent, an underweight position in both the technology and consumer staples sectors hindered results. Within the technology sector, the Portfolio was hurt by its overweight positions in business-oriented social networking service LinkedIn and relationship management software company Salesforce.com, as well as an underweight position in software giant Microsoft. At the end of the reporting period, the Portfolio did not have a position in LinkedIn. Stock selection and, to a lesser extent, an overweight position in the health care sector further detracted from performance. Overweight positions in biopharmaceutical company Alexion Pharmaceuticals, eye care and skin care products company Allergan, and biotechnology company Regeneron Pharmaceuticals weighed on relative returns. The Portfolio was hampered by its lack of exposure to health insurance and Medicare/Medicaid provider UnitedHealth Group, which performed strongly, in addition to a position in medical device maker Medtronic. Elsewhere, not holding shares of telecommunications company Verizon Wireless detracted from results. The Portfolio’s cash and/or cash equivalents position also hindered performance as markets rose.

On the positive side, stock selection in the retailing sector contributed to relative performance. The Portfolio’s overweight position in discount retailer Ross Stores and its underweight position in drugstore retailer CVS Health benefited results. Stock selection in the autos and housing sector was also advantageous, as was an overweight position in construction aggregates producer Vulcan Materials. Stocks in other sectors that bolstered returns included overweight positions in computer graphics company NVIDIA, financial services firm Charles Schwab, industrial and consumer products and services company Danaher, and analog semiconductor manufacturer Broadcom Limited. An underweight position in biotechnology firm Gilead Sciences and not holding biotechnology medicine company Amgen and pharmacy benefit management company Express Scripts further added to performance. The Portfolio did not have a position in Gilead Sciences at the end of the reporting period.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST MFS Large-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.44%	13.13%
Russell 1000® Value Index	17.34	14.19
S&P 500 Index	11.94	13.71

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 8/20/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST MFS Large-Cap Value Portfolio returned 13.44%.

The net assets of the Portfolio at December 31, 2016 were $1,160.4 million.

The investment objective of the Portfolio is to seek capital appreciation. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS).

What were market conditions during the reporting period?

Sluggish global growth weighed on both developed and emerging markets economies during much of the reporting period, though signs of improvement became evident in late 2016. Although the Federal Reserve increased short-term interest rates in December, central bank monetary policy globally remained highly accommodative. In June, the UK voted for Brexit, the term used to represent Britain’s decision to leave the European Union. At first, the markets were alarmed, but the reaction was relatively short-lived. In November, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Donald Trump administration. Headwinds from lower energy and commodity prices, which had spread beyond the energy, materials, and industrials sectors early in the period, abated later in the period as stabilizing oil prices helped push energy company earnings higher than market expectations.

What strategies or holdings affected the Portfolio’s performance?

The combination of an overweight allocation and weak stock selection in the health care sector detracted from relative performance. Overweight positions in health care services company Express Scripts and medical device maker Medtronic, as well as an investment in health services and information technology company McKesson, held back results. Stock selection in both the basic materials and retailing sectors also hurt returns. Within basic materials, holdings of chemical company PPG Industries detracted from performance. Within retailing, an overweight position in drugstore retailer CVS Health weakened returns. The Portfolio was also hurt by an underweight allocation to the energy sector. In addition, it was hampered by an overweight in the consumer staples sector, led by holdings of Switzerland-based food company Nestle and UK-based manufacturer and distributor of premium drinks Diageo. Other top relative detractors during the period included an investment in automotive components manufacturer Delphi Automotive and not owning the shares of financial services firm Bank of America. The Portfolio’s cash and/or cash equivalents position also hindered performance as markets rose.

On the positive side, stock selection in both the industrial goods & services and leisure sectors bolstered relative performance. Within the industrial goods & services sector, the Portfolio’s lack of exposure to diversified industrial conglomerate General Electric aided results. Within the leisure sector, the Portfolio’s overweight position in media firm Time Warner was advantageous. Additionally, strong stock selection in the technology sector contributed positively to performance. More specifically, the Portfolio benefited from not owning software giant Microsoft as well as its position in semiconductor company Texas Instruments. Adding to returns in other sectors were overweight positions in financial services firms JPMorgan Chase and Goldman Sachs Group and telecommunications services provider Verizon Communications. The Portfolio was also helped by underweight positions in eye care and skin care products company Allergan and diversified financial services firm Citigroup, along with not holding global auto maker Ford Motor Co. At the end of the reporting period, the Portfolio did not have a position in Allergan.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	18.23%	16.22%	7.90%
Russell MidCap® Value Index	20.00	15.70	7.59
S&P MidCap 400 Index	20.74	15.33	9.16

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio returned 18.23%.

The net assets of the Portfolio at December 31, 2016 were $918.5 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Neuberger Berman Investment Advisers, LLC and LSV Asset Management.

What were market conditions during the reporting period?

Mid-cap value stocks, as represented by the Russell MidCap Value Index (the Index), returned 20% during the reporting period. Given investors’ appetite for risk, the more speculative sectors within the Index generally drove performance, with the financials, industrials, energy, materials, and information technology sectors returning 25% or more. This led the Index to finish the period with a return higher than that of the broad equity market. Conversely, the more conservative dividend-paying sectors underperformed, with real estate, consumer staples, and telecommunication services producing single-digit returns. Health care was the Index’s worst-performing sector and the only sector to suffer a negative return during the period, as uncertainties arose (both before and after the November election) about the future of health care in the US.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio was underweight dividend-paying sectors, such as real estate and utilities, which were expensive relative to the broad market. In recent years, investors have driven up the prices of these stocks, using them as bond proxies in the place of lower-yielding bonds. The Portfolio was overweight information technology stocks, which had more reasonable valuations and higher growth prospects in 2016.

The Portfolio underperformed the Index for the period, as its underweight in oil and gas companies and in metals and mining companies significantly detracted from relative returns. These stocks rose sharply in the beginning of 2016, when the prices of oil and metals rose following precipitous drops during 2015. Also, stock selection was weak during the period in the energy and materials sectors. Conversely, stock selection was strong in the financials and real estate sectors. In addition, an underweight in real estate versus an overweight in information technology helped Portfolio performance, as real estate stocks suffered toward the end of the period when the bond proxy trade unwound and information technology stocks performed particularly well within the Index.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the US stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST Parametric Emerging Markets Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	12.36%	1.06%	-1.97%
MSCI Emerging Markets Index (GD)	11.60	1.64	-0.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Parametric Emerging Markets Equity Portfolio returned 12.36%.

The net assets of the Portfolio at December 31, 2016 were $411.7 million.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio is subadvised by Parametric Portfolio Associates LLC.

What were market conditions during the reporting period?

Emerging market equities were generally characterized by dramatic volatility, fed by country-specific themes such as political unrest, fiscal challenges, and unstable currency values.

The period began with investors pessimistic toward the emerging markets asset class as a whole. Worries about emerging markets’ growth prospects dominated market activity until mid-February, when market sentiment rapidly improved on an upswing in commodity prices and a decision by the US Federal Reserve to delay its planned interest rate hikes. The following months were generally positive, with Brazil leading the rally amid a resolution to the political turmoil of the past year and signs that the Brazilian economy was on the mend. South Africa and Russia also delivered double-digit gains following rising commodity prices.

However, the tide turned after the US elections in November, as many worried that a Trump administration could result in global trade restrictions. Furthermore, a December rate increase by the Fed negatively impacted the emerging market asset class. Emerging markets swooned, with marked decline in China as investors grew increasingly concerned about rising debt levels and the general health of the Chinese economy. Korean stocks experienced a sharp drop due to slumping exports and a political scandal involving influence peddling by their president.

Frontier markets, a subset of emerging markets, which are considered to be in a much earlier stage of economic development, generally delivered lower returns than emerging markets, although there was a great deal of dispersion in country returns.

What strategies or holdings affected the Portfolio’s performance?

The largest contributor to relative performance was the Portfolio’s underweight to China. The Portfolio’s overweight to Russia was also a strong contributor, as this crude oil exporter’s economy benefited from the bounce back in energy prices. Also, an underweight to India benefited relative performance as Indian stocks fell in the face of slowing growth, partially due to the government’s de-monetization program.

The largest detractor from the Portfolio’s relative performance was an underweight to Taiwan, as Taiwan’s technology companies benefited from the launch of the latest iPhone. An overweight to Nigeria also detracted, as this energy exporter experienced capital flight over the year. An overweight to Egypt detracted from returns as equity values plunged as a consequence of the de-pegging of the Egyptian pound in early November.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives in the form of participatory notes to gain exposure in countries where it is not currently registered. These derivatives are designed to mirror the performance of local shares and not to multiply exposure. They did not affect the performance of the Portfolio.

MSCI Emerging Markets Index (GD) — The Morgan Stanley Capital International Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST QMA Emerging Markets Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	8.99%	-3.82%
MSCI Emerging Markets Index (GD)	11.60	-2.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST QMA Emerging Markets Equity Portfolio returned 8.99%.

The net assets of the Portfolio at December 31, 2016 were $98.9 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

What were market conditions during the reporting period?

Equity markets showed resilience in a year marred by uncertainties surrounding the deterioration of global growth expectations, in large part due to a slowing Chinese economy, and continuing geo-political tensions. Moreover, a rise in populism culminated in a Brexit vote in June and the unlikely election in November of Donald Trump as the next president of the United States, casting doubt globally over the future of long-held trade and ally relationships.

The MSCI Emerging Markets Index (the Index) had a gloomy start, but soon recovered in March. Within the Index, the best performers were Brazil, led by its financials, energy, and materials sectors, Russia, led by its energy and financials sectors, and Peru, one of the smallest weights in the Index. Lagging the field were Greece, primarily due to its financials sector, Egypt which was down after a sharp plunge in November when the government freely-floated its currency to satisfy a list of International Monetary Fund stipulations necessary to secure a loan, and Mexico. On a sector basis, the winners were led by energy, materials which was driven predominantly by a +60.2% appreciation in the metals & mining industry, and information technology. The worst performers sectors were real estate, health care, and industrials.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio is managed as a risk-controlled portfolio using a bottom-up process which focuses on factors within four broad groups: valuation, growth (analyst revisions), financial momentum, and quality. All overweight and underweight positions are a result of the stock selection process and do not reflect sentiment on any particular market segment.

From a model perspective, in 2016 valuation witnessed periodic volatility but finished the year strong, with almost all underlying factors posting positive returns. Growth and financial momentum factors, however, struggled for the year. Quality factors were mixed.

On a relative basis, the Portfolio underperformed its benchmark. Regionally stock selection was the most lucrative in China, India,, and Korea. The largest offsets were in Brazil, Taiwan, and Mexico. On a sector level, gains were led by financials, which benefited from stock selection in China and Korea and an overweight in Brazil, an overweight to consumer staples in Thailand, and an underweight to consumer staples in Korea. The most significant losses were in the energy, industrials, and telecommunication services.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material effect on performance.

The MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management fees. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST QMA Large-Cap Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	10.85%	12.31%
S&P 500 Index	11.94	11.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST QMA Large-Cap Portfolio returned 10.85%.

The net assets of the Portfolio at December 31, 2016 were $2,946.6 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

After a steep decline during the first six weeks of the reporting period, US stocks generally regained the ground they had lost by the end of March. In June, fears about the global consequences of Brexit, which refers to the UK’s vote to leave the European Union, sparked a flight to safety. In subsequent months, however, stocks bounced back amid improving US economic fundamentals and enthusiasm about the November election results. US stock markets surged on speculation that a Donald Trump presidency would usher in a more pro-growth environment for the US. Investors celebrated the prospect of renewed fiscal stimulus, lower taxes, and less regulation for businesses, while appearing to ignore potential rifts caused by disrupted global trade and risks that might come from less diplomatic stances on the world stage.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s quantitative approach to valuation signals was the main contributor to performance, particularly in the second half of the year. Fears over global consequences of Brexit (the referendum by the UK to exit the European Union) caused a flight to safety in the second quarter, leaving the Portfolio’s quantitative approach to valuation factors to considerably underperform. However, talks of value-style stocks as being “dead” were quieted in the subsequent months as cheap stocks bounced back amid improving US economic fundamentals and enthusiasm around a pro-growth White House agenda. This caused an upsurge in investor confidence that bid up those stocks that had been beaten down. Stock selection in the financials and consumer discretionary sectors were the biggest contributors to the Portfolio’s performance, while holdings in the energy sector detracted, particularly in the second quarter.

Did the Portfolio’s use of derivatives affect performance?

The subadviser uses index futures to equitize cash and provide exposure to the Portfolio’s benchmark index, so they do not add or detract from portfolio performance relative the benchmark; they provide performance in line with the benchmark. Futures help or hurt performance depending on how the benchmark index performs. Since the markets were up at the end of the reporting period, they helped portfolio performance (but not relative performance vs the benchmark).

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management fees. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Small-Cap Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	12.07%	12.20%	8.40%
Russell 2000® Growth Index	11.32	13.74	7.76
Russell 2000® Index	21.31	14.46	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Small-Cap Growth Portfolio returned 12.07%.

The net assets of the Portfolio at December 31, 2016 were $756.0 million.

The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is subadvised by Eagle Asset Management (Eagle) through April 29, 2016, UBS Asset Management (Americas), Inc. effective April 29, 2016 and Emerald Mutual Fund Advisers Trust (Emerald).

What were market conditions during the reporting period?

The year was marked by a great deal of political and economic uncertainty. The year began on a rocky note primarily due to concerns about the diminishing pace of growth in China’s economy. Then mid-year, the UK’s referendum to leave the European Union temporarily rocked financial markets. But as oil prices rebounded, corporate earnings improved, and consumer confidence increased, investors were more encouraged. The surprising presidential election results were the largest driver of stock market returns. The election of Donald Trump and subsequent expectations for looser regulation, tax reform, and fiscal stimulus fueled a rotation out of bonds and into equities, resulting in a large stock market rally to close the year. Small-cap stocks finished the year on a strong note, outperforming large caps, and value stocks outperformed growth stocks. The US dollar moved to multi-year highs in anticipation of more Federal Reserve interest rate hikes in 2017, while emerging markets weakened under a possible protectionist threat and a real US dollar increase.

What strategies or holdings affected the Portfolio’s performance?

Stock selection added value during 2016, as holdings in the specialty retail, regional banks, and oil, gas, and consumable fuels industries outperformed those making up the corresponding Index sectors. However, certain holdings in specialty real estate investment trusts (REITs), health care providers and services, and information technology services detracted from relative results. The more defensively oriented stocks, such as those in the health care and consumer staples sectors, weighed on results, while those that benefit from rising interest rates such as those in the financials and consumer discretionary sectors, added value. The Portfolio’s underweight in REITs and overweight in energy and financials contributed positively to results.

Stocks that added value during the year by sector and industry included specialty retailers Burlington Stores and Genesco. Regional banks also contributed to performance. These included Columbia Banking System, Webster Financial Corp., and National Holdings Corp., should benefit from a rising interest rate environment. In the energy sector RSP Permian and Callon Petroleum contributed positively.

Stocks that detracted during the year included specialty real estate investment trusts (REITS) CyrusOne Inc. and Life Storage. In health care, Acadia Health Care detracted. In information technology, Science Applications International and Everi Holdings also detracted from performance.

Exposure to various risk factors had a small negative effect on relative performance. The Portfolio’s slightly elevated exposure to overall market volatility and underweight to dividend yield detracted. However, the Portfolio’s modest exposure to momentum (rapidly growing stocks), above-market beta, and quality (i.e., higher liquidity) contributed positively.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

AST Small-Cap Growth Opportunities Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.70%	14.13%	6.28%
Russell 2000® Growth Index	11.32	13.74	7.76
Russell 2000® Index	21.31	14.46	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Small-Cap Growth Opportunities Portfolio returned 7.70%.

The net assets of the Portfolio at December 31, 2016 were $722.2 million.

The investment objective of the Portfolio is to seek capital growth. The Portfolio is subadvised by Victory Capital Management Inc. and Wellington Management Company, LLP.

What were market conditions during the reporting period?

Although 2016 did not start off well for equities, the Russell 2000® Growth Index (the Index) regained its footing and finished up over 11% for the year. Most of the gains in equities occurred during the second half of the year as favorable corporate earnings, resurgent oil prices, and accelerating consumer income and spending encouraged investors to invest. Additionally, the US presidential election proved to be a pivotal point for markets as expectations of looser regulation, fiscal stimulus, and tax cuts further fueled the market rally. The Dow, S&P 500, and Russell 2000 each attained record-high closing values during the latter part of the year. Small caps bested large caps, and value stocks trumped growth stocks for the period. Top-performing sectors within the Index included the materials, energy, and industrials sectors. In fact, all but one sector, health care, delivered positive results.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index for the period. Stock-specific factors detracted from relative results, while allocation effects were slightly positive. In stock selection, holdings in the information technology, industrials, health care, and consumer discretionary sectors detracted from relative returns. On the upside, holdings in the financials sector contributed to relative results. Allocation effects, mainly the Portfolio’s overweight to the financials and information technology groups, contributed positively to results. As such, overall sector allocations had a positive impact on relative results.

The Portfolio’s multi-subadviser structure benefited investors, as the complementary investment processes were able to counter certain economic and stylistic headwinds that characterized the reporting period. The Portfolio allocates assets and new flows between two underlying sleeves: 60% to the Wellington Management sleeve, which includes a more defensive, high-quality investment approach that focuses on stocks with improving businesses and strong cash flows, and 40% to the Victory Capital Management sleeve that is subadvised for more momentum-driven, higher-earnings growth rates. The Portfolio’s risk factor exposure had a negative impact on relative performance. Modest exposures to growth and momentum detracted as investors gravitated toward safety and value early in the year. The Portfolio’s high-quality bias was a positive contributor to results as underweights to leverage and residual volatility, both indicating higher quality, helped.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange and over-the-counter market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

22

AST Small-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	29.20%	16.14%	7.75%
Russell 2000® Value Index	31.74	15.07	6.26
Russell 2000® Index	21.31	14.46	7.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Small-Cap Value Portfolio returned 29.20%.

The net assets of the Portfolio at December 31, 2016 were $1,065.6 million.

The investment objective of the Portfolio is to seek to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc., and LMCG Investments, LLC.

What were Market conditions during the reporting period?

Smaller-cap stocks outperformed larger-cap stocks for the first time since 2013. Within the Russell small-cap universe, value stocks dramatically outperformed growth stocks, a reversal from the previous year. The financials sector was the largest positive contributor to the overall Russell 2000 Value Index’s return, which is expected given an almost 30% weight in the Index and a total return over 30%. Financial stocks, particularly banks, benefited from the spike in interest rates after the surprising presidential results spurred expectations for increased GDP growth and higher inflation. Broad-based gains across all sectors also helped fuel the rally.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the Index after outperforming in 2015. Besides a small cash position dragging on its performance in the rising market, individual stock selection was the primary cause for trailing the Index.

A slight underweight in the financials sector was the key sector detractor from performance relative to the Index. With the large weight of financials in the Index, most active managers typically underweight the sector. Strong selection among consumer discretionary stocks was the largest positive contributor to performance.

The LMCG segment of the Portfolio lagged, while the J.P. Morgan segment performed somewhat better. LMCG was hurt most by its industrial and consumer staples exposures.

Did the Portfolio’s use of derivatives affect performance?

The JP Morgan segment used equity index futures as a way to gain exposure to equity markets. The small amount of these instruments held in 2016 had no material impact on the Portfolio’s performance.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized US domiciled companies whose common stock is traded in the US on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

23

AST T. Rowe Price Large-Cap Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.70%	15.61%	8.78%
Russell 1000® Growth Index	7.08	14.50	8.33
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST T. Rowe Price Large-Cap Growth Portfolio returned 2.70%.

The net assets of the Portfolio at December 31, 2016 were $1,663.8 million.

The investment objective of the Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

US equity markets advanced over the 12 months ended December 31, 2016, with some stock indexes reaching record highs during the final weeks of the reporting period. During the period, small- and mid-cap stocks in general substantially outperformed large-caps. Among large-cap equities, value outpaced growth for the reporting period.

Within the Russell 1000 Growth Index, the telecommunication services and energy sectors were the leading performers, followed by utilities, industrials and business services, and financials. The health care and real estate sector returns both ended in negative territory for the year.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed both its benchmarks for the 12-month reporting period, driven by both stock selection and sector allocation.

Health care sector holdings were a notable detractor for the reporting period due to stock choices and a detrimental overweight position in the Portfolio. Its equity holdings that underperformed included Alexion Pharmaceuticals, Valeant Pharmaceuticals International, and Allergan stocks. In the information technology sector, the Portfolio’s stock holdings also failed to keep pace with their benchmark peers, most notably salesforce.com and LinkedIn stock.

Financials boosted the relative results of the Portfolio as its stock positioning and overweight allocation proved advantageous. Morgan Stanley and TD Ameritrade Holding stocks were notable outperformers here. In the consumer discretionary sector, stock selection also added relative value to the Portfolio, particularly its exposure to Priceline and MGM Resorts International. An underweight allocation to real estate, one of the worst-performing sectors in the benchmarks, boosted the Portfolio’s relative results as well.

As of the close of the reporting period, the Portfolio no longer held positions in Valeant Pharmaceuticals International and LinkedIn.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged capitalization-weighted measure of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

24

AST T. Rowe Price Natural Resources Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	24.61%	1.97%	1.72%
Lipper Global Natural Resources Fund Index	32.86	0.37	0.54
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST T. Rowe Price Natural Resources Portfolio returned 24.61%.

The net assets of the Portfolio at December 31, 2016 were $528.5 million.

The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

Oil and natural gas prices rose significantly during the reporting period, due in part to firming demand, declining inventories, and an agreement by major oil producers to curb production. Prices of base metals increased through much of the period amid tightening of China’s production policies and shorter-term pent-up demand in parts of the globe. Additionally, base metals saw a post-US election boost, as a Donald Trump presidency rekindled optimism about US economic growth and increased infrastructure spending.

What strategies or holdings affected the Portfolio’s performance?

Stock selection drove the Portfolio’s relative underperformance during the period. The diversified metals & mining industry was the largest source of weakness, due to an underweight position and stock selection. Despite recent strong performance, the subadviser view the industry as one of the most challenged within natural resources, as global oversupply of many metals & mining commodities is expected to be a headwind throughout much of the current secular commodity bear market. Accordingly, the Portfolio was defensively positioned, with a focus on companies with solid balance sheets. Also, during the period, the Portfolio was hurt by its positioning in precious metals and minerals, as well as its overweight position in specialty chemicals. The negative effect of the overweight position in specialty chemicals was partially offset by favorable stock selection, more specifically positions in RPM and Air Products & Chemicals.

On the positive side, an overweight position in the oil & gas refining and marketing industry contributed to relative results. Despite generally solid performance by refiners, the segment trailed the broader natural resources space. The Portfolio also benefited from its lack of exposure to electronic instruments and equipment stocks, a large part of which is alternative energy-related companies. The subadviser tends to avoid these names because their business models generally produce very low margins and believes their stock prices often trade at inflated multiples. Additionally, because of heavy government subsidies, alternative energy-related companies do not tend to follow the supply/demand laws that govern traditional energy commodities, making investments in them more unpredictable.

Although the subadviser continues to believe the global commodities market is in the early years of a long-term secular down cycle, we think it experienced a period of cyclical disruption during the period, driven in part by major oil producers’ attempts to manage supply, as well as improved economic performance. They expect this to be temporary as the market comes to grips with an anticipated increase in US shale supply in response to higher prices. During the period, there was considerable volatility in the commodities and high yield corporate debt markets, with prices trading in a wide cyclical range, a pattern we expect to continue.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio employed equity options and share purchase rights at various times during the reporting period. The use of these instruments did not have a meaningful impact on performance.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

25

AST Templeton Global Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.36%	0.27%	2.96%
The Citigroup World Government Bond Index	1.60	-0.99	2.99
Bloomberg Barclays Global Aggregate Bond Index	2.09	0.21	3.29

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Templeton Global Bond Portfolio returned 4.36%.

The net assets of the Portfolio at December 31, 2016 were $340.5 million.

The investment objective of the Portfolio is to seek to provide current income with capital appreciation and growth of income. The Portfolio is subadvised by Franklin Advisers, Inc.

What were market conditions during the reporting period?

Early on, global risk aversion grew as oil prices dropped and the pace of China’s economic growth slowed. The continuation of accommodative global monetary policy eased concerns, and equity markets subsequently rallied. In June, markets were roiled by the UK’s surprising referendum to leave the European Union. By October, the US dollar strengthened as US Treasury yields rose sharply in anticipation of a December rate hike. Following the US presidential election, investors’ awareness of inflationary pressures increased, and Treasury yields rose quickly, demonstrating how extreme valuations had become. Growing rate differentials between the US and the low-to-negative yields in the euro zone and Japan drove significant depreciations of both currencies against the US dollar. For the year, the euro depreciated, and the Japanese yen appreciated. A number of emerging market currencies appreciated against the US dollar, while others depreciated.

What strategies or holdings affected the Portfolio’s performance?

Currency positions followed by interest rate strategies contributed to the Portfolio’s absolute performance. Sovereign credit exposures had a largely neutral effect. The Portfolio’s net-negative position in the euro contributed to absolute performance, while a net-negative position in the Japanese yen detracted. Currency positions in Latin America also contributed, while positions in Asia ex-Japan had a largely neutral effect.

The Portfolio maintained a defensive approach regarding interest rates in developed and emerging markets. Consequently, contributions from duration exposures were limited. Duration is a measure of a bond’s sensitivity to interest rates over time. However, select duration exposures in Latin American and Asia ex-Japan contributed to absolute performance. On a relative basis, select underweight exposures in Europe and Japan detracted, while overweight exposures in Latin America and Asia ex-Japan contributed.

Currency positions contributed to the Portfolio’s outperformance, although sovereign credit exposure impact was largely neutral. Interest rate strategies detracted. An underweight position in the euro and the lack of exposure to the British pound contributed to relative return, while an underweight in the Japanese yen detracted. Overweight currency positions in Latin America contributed, but the impact of an overweight in Asia ex-Japan was neutral.

Did the Portfolio derivatives, and how did they affect performance?

The Portfolio’s core strategy sought to navigate a rising interest rate environment by maintaining low duration while aiming at a negative correlation with US Treasury rates. The Portfolio also sought select duration exposures that, in the subadviser’s opinion, offer positive real yields without undue interest rate risk and maintained exposures to emerging market currencies that appeared fundamentally undervalued. Overall, the Portfolio was positioned for depreciation of the euro and the Japanese yen, rising US Treasury yields, and currency appreciation in select emerging markets. The Portfolio used currency forward contracts to actively manage currencies and interest rate swaps to tactically manage duration exposures.

The Citigroup World Government Bond Index is a market-capitalization-weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

26

AST Value Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	6.13%	9.10%	2.64%
Russell 1000® Value Index	17.34	14.80	5.72
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Value Equity Portfolio returned 6.13%.

The net assets of the Portfolio at December 31, 2016 were $860.7 million.

The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

T. Rowe Price assumed management of the Portfolio on October 24, 2016. The performance commentary below is attributable to the previous subadviser.

What were market conditions during the reporting period?

Despite a sharp sell-off at the beginning of the year, US stocks rose during 2016, with major indexes reaching record highs near year-end. Small-cap and mid-cap stocks substantially outperformed large-cap stocks. Within the large-cap space, value stocks outperformed growth stocks in 2016.

What strategies or holdings affected the Portfolio’s performance?

Overall, the Portfolio’s underperformance was driven by stock selection, while its sector allocations added to returns. In terms of stock selection, the holdings that detracted most were in the energy, health care, and materials sectors. In the energy sector, the Portfolio was hurt more by what it didn’t own, rather than by what it did. The Portfolio was biased toward refiners, as they tend to be less tied to the price of oil, but exploration & production and storage & transport stocks outperformed refiners. In health care, biotechnology was the worst-performing industry in the Index. Although the Portfolio’s biotechnology holdings performed much better than those in the Index, these results were offset by an overweight position in the industry. On the positive side, the Portfolio benefited from strong stock selection in the financials and consumer discretionary sectors.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

27

AST WEDGE Capital Mid-Cap Value Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.99%	13.93%	7.30%
Russell MidCap® Value Index	20.00	15.70	7.59
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST WEDGE Capital Mid-Cap Value Portfolio returned 13.99%.

The net assets of the Portfolio at December 31, 2016 were $373.2 million.

The investment objective of the Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued. The Portfolio is subadvised by WEDGE Capital Management, LLP.

What were market conditions during reporting period?

The year began on a sour note as the prospect of four Federal Reserve rate hikes and slower growth in China spurred the worst first two weeks on record for the S&P 500 Index. One might believe that a weak January portends a more muted equity market for the year. This was certainly not the case, as the S&P 500 ended 2016 with a healthy return. It was truly a tale of two markets as the first half was characterized by “a hunt for yield,” where more defensive sectors such as real estate investment trusts (REITs) and utilities outperformed. The second half of the year included a better economic picture, both domestically and globally, which contributed to the strong equity performance for the year.

What strategies or holdings affected the Portfolio’s performance?*

Overall, the Portfolio’s sector positioning added positively to the active contribution, while stock selection detracted. Specifically, in terms of relative performance, January was one of the worst in the Portfolio’s history as overseas concerns negatively impacted a handful of portfolio company holdings with moderate foreign exposure.

From a sector standpoint, the three largest-contributing sectors were basic materials, retail, and utilities. The materials sector was the second best performer in the Russell MidCap Value Index and was the third-largest overweight in the Portfolio. Retail was the third worst performing sector in the Index and the third largest underweight in the Portfolio. After a big 2015 and a strong start in 2016, the performance of utilities essentially finished in the middle of all the sectors in the Index. The Portfolio was underweight this sector throughout the year.

The Portfolio’s relative performance was positively impacted by stock selection in finance, technology, and industrial services. Marvell Technology was the highest-contributing stock for the reporting period. Financials’ holding Cullen/Frost Bankers was one of the highest contributing stocks during the year. The positive contributions from these and other stocks were more than offset by negative stock selection in three other sectors. The main detractors included stocks in energy, basic materials, and consumer durables. Weatherford International was the biggest detractor for the year as they have lagged the broader energy sector resurgence due to a transition in management. Consumer durables stock Delphi Automotive PLC was also one of the largest detractors, suffering from the perception of excess foreign business exposure.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

28

AST Wellington Management Hedged Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	6.52%	8.36%	2.98%
Blended Index	6.79	8.78	4.33
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Wellington Management Hedged Equity Portfolio returned 6.52%.

The net assets of the Portfolio at December 31, 2016 were $2,090.8 million.

The investment objective of the Portfolio is to seek to outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies. The Portfolio is subadvised by Wellington Management Company LLP.

What were market conditions during the reporting period?

The reporting period was marked by macroeconomic uncertainty that rippled through the markets. When the period began, worries about a hard landing in China and fears that weakness in the Chinese yuan could unleash a wave of global deflationary pressure resurfaced, contributing to a global equity sell-off during the first six weeks of 2016. Global equities subsequently rebounded, with emerging markets equities participating strongly. In the US, solid economic data helped investors shrug off the Federal Reserve’s increased hawkish rhetoric during May. In June, the British electorate voted to leave the European Union, commonly known as Brexit, which overshadowed a promising European economic backdrop and the European Central Bank’s reaffirmation of its dovish policy stance. In the third quarter, expectations for continued accommodative monetary policy from global central banks helped stoke investors’ risk appetite. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. In November, stocks rallied following Donald Trump’s victory in the US presidential election on expectations that his administration would reduce regulatory restrictions and boost fiscal stimulus, including corporate and individual tax cuts as well as increased infrastructure spending. However, there was pronounced dispersion in performance among sectors and regions. For instance, emerging markets equities fell on concerns that a Trump administration would mean trade protectionism, higher inflation, and a stronger US dollar.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, strong stock selection in the underlying equity strategy, which generally outpaced global equities, drove the Portfolio’s relative performance. Within the equity strategy, stock selection in the industrials, health care, and energy sectors contributed positively to relative results. This was partially offset by weaker selection within the consumer discretionary and materials sectors. On a regional basis, security selection within North America, particularly the US, was strong. These positive results were partially offset by weaker selection in the Emerging Markets and in Europe. From a style perspective, the Portfolio’s overweight exposure to small-cap stocks added to relative returns. Underweight exposure to dividend yield detracted, but was offset by other factor exposures.

Sector allocation, a residual of the Portfolio’s bottom-up stock selection, also bolstered relative performance. Overweight allocations to the financials and industrials sectors, as well as an underweight in health care, added most to relative results. These positive contributions were partially offset by underweight allocations to the energy and information technology sectors. The Portfolio’s cash position was also a drag on relative performance. From a regional perspective, overweight exposure to the Emerging Markets and underweight exposure to Europe contributed to relative returns.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s option risk management positions detracted from performance during the reporting period. The option strategy is designed to mitigate capital losses in adverse markets and will weigh on overall performance in flat or rising market environments. The Portfolio uses futures to help efficiently manage liquidity and overall portfolio volatility. Futures positions contributed modestly to performance.

Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and BofA ML 3-Month US Treasury Bill Index (30%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

29

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2016

AST AQR Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	3.3%
China Mobile Ltd. (China)	3.2%
Alibaba Group Holding Ltd. (China), ADR	2.3%
China Construction Bank Corp. (China) (Class H Stock)	2.0%

AST BlackRock iShares ETF
Five Largest Holdings	(% of Net Assets	)
iShares Core U.S. Aggregate Bond ETF	38.9%
iShares Core S&P 500 ETF	21.9%
iShares MSCI EAFE ETF	14.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.0%
iShares Russell 2000 Index Fund	5.5%

AST Boston Partners Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.9%
Johnson & Johnson	4.0%
Bank of America Corp.	3.9%
Berkshire Hathaway, Inc. (Class B Stock)	3.7%
Chevron Corp.	2.7%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc.	10.2%
Prologis, Inc.	6.5%
UDR, Inc.	6.1%
SL Green Realty Corp.	4.2%
Ventas, Inc.	4.1%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Wells Fargo & Co.	5.5%
Bank of America Corp.	5.0%
General Electric Co.	3.9%
JPMorgan Chase & Co.	3.8%
Verizon Communications, Inc.	3.6%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amphenol Corp. (Class A Stock)	3.1%
Roper Technologies, Inc.	2.8%
Panera Bread Co. (Class A Stock)	2.6%
Xylem, Inc.	2.5%
Ulta Salon Cosmetics & Fragrance, Inc.	2.5%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
Webster Financial Corp.	1.4%
Pebblebrook Hotel Trust	1.1%
Radian Group, Inc.	1.1%
RSP Permian, Inc.	1.0%
XPO Logistics, Inc.	1.0%

AST Hotchkis & Wiley Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
American International Group, Inc.	5.0%
Citigroup, Inc.	4.9%
Hewlett Packard Enterprise Co.	4.0%
Marathon Oil Corp.	4.0%
Bank of America Corp.	3.9%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Alibaba Group Holding Ltd. (China), ADR	3.0%
Industria de Diseno Textil SA (Spain)	2.7%
Tencent Holdings Ltd. (China)	2.7%
Valeo SA (France)	2.2%
Keyence Corp. (Japan)	2.1%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	1.5%
Prudential PLC (United Kingdom)	1.2%
Valeo SA (France)	1.2%
Sumitomo Mitsui Financial Group, Inc. (Japan)	1.1%
Sanofi (France)	1.1%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Prudential PLC (United Kingdom)	2.3%
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.2%
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	2.1%
Samsung Electronics Co. Ltd. (South Korea), GDR	2.1%
Roche Holding AG (Switzerland)	2.0%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	5.6%
Apple, Inc.	4.7%
Facebook, Inc. (Class A Stock)	3.9%
Microsoft Corp.	3.5%
Visa, Inc. (Class A Stock)	3.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2016

AST Loomis Sayles Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	6.7%
Facebook, Inc. (Class A Stock)	6.0%
Cisco Systems, Inc.	4.9%
Visa, Inc. (Class A Stock)	4.8%
Alibaba Group Holding Ltd. (China), ADR	4.6%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Thermo Fisher Scientific, Inc.	2.6%
Bayer AG (Germany)	2.6%
Nestle SA (Switzerland)	2.6%
Honeywell International, Inc.	2.4%
Time Warner, Inc.	2.4%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Facebook, Inc. (Class A Stock)	4.4%
Amazon.com, Inc.	4.2%
Alphabet, Inc. (Class A Stock)	3.9%
Visa, Inc. (Class A Stock)	3.7%
Microsoft Corp.	3.6%

AST MFS Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	4.5%
Wells Fargo & Co.	3.6%
Johnson & Johnson	3.5%
Philip Morris International, Inc.	3.3%
Accenture PLC (Class A Stock)	2.6%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1.5%
Western Digital Corp.	1.5%
AES Corp.	1.4%
AerCap Holdings NV (Ireland)	1.1%
Whole Foods Market, Inc.	1.0%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
America Movil SAB de CV (Mexico) (Class L Stock), ADR	1.0%
Sberbank of Russia PJSC (Russia), ADR	0.7%
Sasol Ltd. (South Africa)	0.7%
China Mobile Ltd. (China)	0.6%
Gazprom PJSC (Russia), ADR	0.6%

AST QMA Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	4.0%
Samsung Electronics Co. Ltd. (South Korea)	3.6%
Tencent Holdings Ltd. (China)	2.8%
Alibaba Group Holding Ltd. (China), ADR	2.0%
China Construction Bank Corp. (China) (Class H Stock)	1.7%

AST QMA Large-Cap
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.9%
JPMorgan Chase & Co.	2.7%
Bank of America Corp.	2.2%
Facebook, Inc. (Class A Stock)	2.1%
AT&T, Inc.	2.1%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
8x8, Inc.	1.8%
Spirit Airlines, Inc.	1.6%
Proofpoint, Inc.	1.5%
Burlington Stores, Inc.	1.4%
Cavium, Inc.	1.4%

AST Small-Cap Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
Take-Two Interactive Software, Inc.	1.4%
WellCare Health Plans, Inc.	1.1%
Steven Madden Ltd.	1.1%
Tower Semiconductor Ltd. (Israel)	1.0%
Fair Isaac Corp.	1.0%

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
IBERIABANK Corp.	1.6%
Hancock Holding Co.	1.2%
Sterling Bancorp	1.2%
Portland General Electric Co.	1.1%
EMCOR Group, Inc.	1.0%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Amazon.com, Inc.	8.4%
Priceline Group, Inc. (The)	5.3%
Alphabet, Inc. (Class A Stock)	4.3%
Facebook, Inc. (Class A Stock)	3.9%
Microsoft Corp.	3.9%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2016

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
TOTAL SA (France)	4.5%
Exxon Mobil Corp.	3.2%
Air Products & Chemicals, Inc.	2.6%
Occidental Petroleum Corp.	2.5%
Cimarex Energy Co.	2.4%

AST Templeton Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	41.0%
Sovereign Issues	23.7%

AST Value Equity
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.7%
PG&E Corp.	2.8%
Pfizer, Inc.	2.7%
Microsoft Corp.	2.6%
Morgan Stanley	2.5%

AST WEDGE Capital Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
EQT Corp.	3.6%
Wyndham Worldwide Corp.	3.4%
Great Plains Energy, Inc.	3.3%
Zimmer Biomet Holdings, Inc.	3.3%
TransDigm Group, Inc.	3.3%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
PNC Financial Services Group, Inc. (The)	1.7%
Bristol-Myers Squibb Co.	1.6%
Microsoft Corp.	1.5%
Chubb Ltd.	1.1%
M&T Bank Corp.	1.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST AQR Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,062.60	1.42%	$7.36
	Hypothetical	$1,000.00	$1,018.00	1.42%	$7.20
AST BlackRock iShares ETF Portfolio	Actual	$1,000.00	$1,031.70	1.02%	$5.21
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18
AST Boston Partners Large-Cap Value Portfolio	Actual	$1,000.00	$1,129.00	0.85%	$4.55
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32
AST Cohen & Steers Realty Portfolio	Actual	$1,000.00	$972.30	1.03%	$5.11
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23
AST Goldman Sachs Large-Cap Value Portfolio	Actual	$1,000.00	$1,104.50	0.81%	$4.28
	Hypothetical	$1,000.00	$1,021.06	0.81%	$4.12
AST Goldman Sachs Mid-Cap Growth Portfolio	Actual	$1,000.00	$993.30	0.98%	$4.91
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98
AST Goldman Sachs Small-Cap Value Portfolio	Actual	$1,000.00	$1,186.70	1.05%	$5.77
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
AST Hotchkis & Wiley Large-Cap Value Portfolio	Actual	$1,000.00	$1,171.80	0.83%	$4.53
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
AST International Growth Portfolio	Actual	$1,000.00	$997.70	1.09%	$5.47
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53
AST International Value Portfolio	Actual	$1,000.00	$1,052.80	1.09%	$5.62
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2016

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST J.P. Morgan International Equity Portfolio	Actual	$1,000.00	$1,057.90	1.02%	$5.28
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18
AST Jennison Large-Cap Growth Portfolio	Actual	$1,000.00	$1,058.30	0.99%	$5.12
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
AST Loomis Sayles Large-Cap Growth Portfolio	Actual	$1,000.00	$1,032.20	0.92%	$4.70
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67
AST MFS Global Equity Portfolio	Actual	$1,000.00	$1,044.10	1.13%	$5.81
	Hypothetical	$1,000.00	$1,019.46	1.13%	$5.74
AST MFS Growth Portfolio	Actual	$1,000.00	$1,021.40	0.99%	$5.03
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
AST MFS Large-Cap Value Portfolio	Actual	$1,000.00	$1,064.60	0.94%	$4.88
	Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Actual	$1,000.00	$1,139.70	0.99%	$5.32
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
AST Parametric Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,030.90	1.41%	$7.20
	Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15
AST QMA Emerging Markets Equity Portfolio	Actual	$1,000.00	$1,038.60	1.42%	$7.28
	Hypothetical	$1,000.00	$1,018.00	1.42%	$7.20
AST QMA Large-Cap Portfolio	Actual	$1,000.00	$1,091.90	0.80%	$4.21
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06
AST Small-Cap Growth Portfolio	Actual	$1,000.00	$1,143.60	1.00%	$5.39
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08
AST Small-Cap Growth Opportunities Portfolio	Actual	$1,000.00	$1,129.50	1.05%	$5.62
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
AST Small-Cap Value Portfolio	Actual	$1,000.00	$1,219.90	1.05%	$5.86
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
AST T. Rowe Price Large-Cap Growth Portfolio	Actual	$1,000.00	$1,098.80	0.95%	$5.01
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82
AST T. Rowe Price Natural Resources Portfolio	Actual	$1,000.00	$1,064.50	1.01%	$5.24
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
AST Templeton Global Bond Portfolio	Actual	$1,000.00	$1,050.70	0.94%	$4.85
	Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77
AST Value Equity Portfolio	Actual	$1,000.00	$1,088.90	0.80%	$4.20
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06
AST WEDGE Capital Mid-Cap Value Portfolio	Actual	$1,000.00	$1,095.70	1.06%	$5.58
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
AST Wellington Management Hedged Equity Portfolio	Actual	$1,000.00	$1,036.40	1.13%	$5.78
	Hypothetical	$1,000.00	$1,019.46	1.13%	$5.74

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended December 31, 2016, and divided by the 366 days in the Portfolio's fiscal year ending December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AQR EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 89.8%
COMMON STOCKS — 86.7%	Shares	Value (Note 2)
Brazil — 4.4%
AES Tiete Energia SA, UTS	60,500	$260,239
Banco Bradesco SA, ADR	202,411	1,763,000
Banco do Brasil SA	17,900	154,488
Banco Santander Brasil SA, ADS(a)	11,942	106,164
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	80,819	701,509
Cosan SA Industria e Comercio	6,100	71,501
EDP - Energias do Brasil SA	94,300	388,245
Engie Brasil Energia SA	17,300	186,039
Equatorial Energia SA	30,300	506,443
Hypermarcas SA	54,600	438,350
JBS SA	288,400	1,010,158
Kroton Educacional SA	145,800	597,141
Lojas Renner SA	27,400	195,059
M Dias Branco SA	4,900	173,149
Natura Cosmeticos SA	5,700	40,315
Porto Seguro SA	9,000	74,385
Qualicorp SA	10,000	59,145
Sul America SA, UTS	35,300	195,225
Transmissora Alianca de Energia Eletrica SA, UTS	25,600	163,131
WEG SA	29,600	140,965

		7,224,651

Chile — 1.5%
Banco de Chile	7,831,080	917,803
Banco Santander Chile, ADR(a)	27,671	605,165
Cencosud SA	202,213	567,547
Cia Cervecerias Unidas SA, ADR(a)	2,177	45,673
Enel Americas SA, ADR	12,549	103,027
Sociedad Quimica y Minera de Chile SA, ADR	4,652	133,280

		2,372,495

China — 23.7%
58.com, Inc., ADR*(a)	2,792	78,176
Agricultural Bank of China Ltd. (Class H Stock)	196,000	79,991
Air China Ltd. (Class H Stock)	324,000	205,815
Alibaba Group Holding Ltd., ADR*(a)	42,363	3,719,891
Baidu, Inc., ADR*	10,186	1,674,680
Bank of China Ltd. (Class H Stock)	1,801,000	794,108
Bank of Communications Co. Ltd. (Class H Stock)	517,000	371,824
Beijing Capital International Airport Co. Ltd. (Class H Stock)	98,000	98,786
Beijing Enterprises Holdings Ltd.	179,500	844,909
Belle International Holdings Ltd.	691,000	387,078
China Cinda Asset Management Co. Ltd. (Class H Stock)	2,058,000	741,052
China CITIC Bank Corp. Ltd. (Class H Stock)	1,054,000	666,956
China Communications Services Corp. Ltd. (Class H Stock)	1,046,000	664,600
China Construction Bank Corp. (Class H Stock)	4,328,000	3,314,514
China Everbright International Ltd.	132,000	148,887

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Evergrande Group	263,000	$163,011
China Galaxy Securities Co. Ltd. (Class H Stock)	554,000	496,621
China Merchants Port Holdings Co. Ltd.	62,000	153,177
China Mobile Ltd.	498,500	5,255,773
China Overseas Land & Investment Ltd.	230,000	605,165
China Petroleum & Chemical Corp. (Class H Stock)	1,810,000	1,274,725
China Resources Land Ltd.	166,000	371,453
China Resources Power Holdings Co. Ltd.	106,000	167,658
China Shenhua Energy Co. Ltd. (Class H Stock)	272,500	509,361
China Telecom Corp. Ltd. (Class H Stock)	180,000	82,568
China Vanke Co. Ltd. (Class H Stock)	95,600	217,323
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	466,000	272,602
CNOOC Ltd.	1,240,000	1,540,992
Country Garden Holdings Co. Ltd.	523,000	291,515
Ctrip.com International Ltd., ADR*	11,380	455,200
Geely Automobile Holdings Ltd.	1,340,000	1,273,610
GOME Electrical Appliances Holding Ltd.	1,276,000	154,212
Great Wall Motor Co. Ltd. (Class H Stock)	692,500	642,386
Huaneng Renewables Corp. Ltd. (Class H Stock)	456,000	147,419
Industrial & Commercial Bank of China Ltd. (Class H Stock)	4,178,000	2,491,059
JD.com, Inc., ADR*(a)	23,129	588,402
Longfor Properties Co. Ltd.	26,000	32,886
NetEase, Inc., ADR	2,690	579,265
New Oriental Education & Technology Group, Inc., ADR*	4,228	177,999
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	2,747,000	1,077,042
PICC Property & Casualty Co. Ltd. (Class H Stock)	92,000	142,294
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	72,000	47,952
Shanghai Industrial Holdings Ltd.	75,000	202,206
Sinopec Engineering Group Co. Ltd. (Class H Stock)	124,000	103,269
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	1,342,000	724,356
Sinopharm Group Co. Ltd. (Class H Stock)	54,000	221,311
Sinotrans Ltd. (Class H Stock)	932,000	414,300
Tencent Holdings Ltd.	131,500	3,188,496
Vipshop Holdings Ltd., ADR*(a)	13,092	144,143
Weichai Power Co. Ltd. (Class H Stock)	62,000	95,079
Zhuzhou CRRC Times Electric Co. Ltd. (Class H Stock)	39,000	196,953
Zijin Mining Group Co. Ltd. (Class H Stock)	646,000	206,005

		38,499,055

Hong Kong — 0.6%
Nine Dragons Paper Holdings Ltd.	921,000	831,657
Sino Biopharmaceutical Ltd.	278,000	194,942

		1,026,599

Hungary — 0.3%
OTP Bank PLC	10,241	292,425

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hungary (continued)
Richter Gedeon Nyrt	6,406	$135,310

		427,735

India — 6.9%
Axis Bank Ltd., GDR, RegS	8,040	263,711
Dr. Reddy’s Laboratories Ltd., ADR(a)	28,451	1,288,261
ICICI Bank Ltd., ADR	73,823	552,934
Infosys Ltd., ADR(a)	221,214	3,280,604
Reliance Industries Ltd., GDR, 144A	32,814	1,035,282
State Bank of India, GDR, RegS	36,308	1,334,319
Tata Motors Ltd., ADR	58,627	2,016,183
Wipro Ltd., ADR(a)	153,662	1,487,448

		11,258,742

Indonesia — 2.8%
Adaro Energy Tbk PT	2,028,700	253,284
Bank Central Asia Tbk PT	473,800	543,600
Bank Mandiri Persero Tbk PT	128,000	109,553
Bank Negara Indonesia Persero Tbk PT	545,500	222,706
Bank Rakyat Indonesia Persero Tbk PT	390,800	337,540
Gudang Garam Tbk PT	134,200	635,187
Indofood CBP Sukses Makmur Tbk PT	378,100	239,996
Indofood Sukses Makmur Tbk PT	765,100	448,107
Matahari Department Store Tbk PT	151,500	169,581
Telekomunikasi Indonesia Persero Tbk PT	2,596,700	763,929
United Tractors Tbk PT	546,600	859,963

		4,583,446

Malaysia — 2.2%
AirAsia Bhd	2,080,202	1,060,468
CIMB Group Holdings Bhd	52,600	52,746
Genting Malaysia Bhd	389,200	396,767
Hong Leong Bank Bhd	26,800	80,465
Kuala Lumpur Kepong Bhd	8,400	44,867
MISC Bhd	92,600	151,557
Petronas Chemicals Group Bhd	186,800	290,467
Public Bank Bhd	110,700	486,392
Tenaga Nasional Bhd	312,100	966,322
YTL Corp. Bhd	271,300	93,653

		3,623,704

Mexico — 3.5%
America Movil SAB de CV (Class L Stock), ADR	5,932	74,565
Arca Continental SAB de CV	53,000	275,717
Cemex SAB de CV, ADR*	57,283	459,982
Fibra Uno Administracion SA de CV, REIT	178,600	272,945
Gruma SAB de CV (Class B Stock)	66,870	849,679
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	19,800	162,758
Grupo Bimbo SAB de CV (Class A Stock)	29,100	65,810
Grupo Financiero Banorte SAB de CV (Class O Stock)	78,200	385,159
Grupo Lala SAB de CV	35,200	51,196
Grupo Mexico SAB de CV (Class B Stock)	405,200	1,100,294
Industrias Penoles SAB de CV	30,425	564,024
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	193,200	347,915
OHL Mexico SAB de CV	126,800	124,722

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Wal-Mart de Mexico SAB de CV	550,500	$985,234

		5,720,000

Peru — 0.4%
Credicorp Ltd.	3,151	497,417
Southern Copper Corp.(a)	6,656	212,593

		710,010

Philippines — 0.6%
Ayala Corp.	3,010	44,191
Bank of the Philippine Islands	32,240	57,575
BDO Unibank, Inc.	28,490	64,201
Globe Telecom, Inc.	10,330	313,257
JG Summit Holdings, Inc.	108,410	147,327
Jollibee Foods Corp.	21,970	85,586
Metro Pacific Investments Corp.	1,560,600	208,870
Universal Robina Corp.	40,300	132,374

		1,053,381

Poland — 1.5%
Bank Pekao SA	2,434	73,085
Eurocash SA	79,732	749,195
KGHM Polska Miedz SA	14,032	308,579
PGE Polska Grupa Energetyczna SA	142,680	355,868
Polskie Gornictwo Naftowe i Gazownictwo SA	429,527	577,171
Powszechna Kasa Oszczednosci Bank Polski SA*	44,055	295,936
Tauron Polska Energia SA*	123,744	84,240

		2,444,074

Romania — 0.1%
New Europe Property Investments PLC	16,618	192,388

Russia — 3.5%
Gazprom PJSC, ADR	199,294	1,014,406
Lukoil PJSC, ADR	17,076	957,964
Mobile TeleSystems PJSC, ADR	22,676	206,578
Novatek PJSC, GDR, RegS	3,123	405,365
Rosneft Oil Co. PJSC, GDR	39,709	258,109
Severstal PJSC, GDR, RegS	42,971	653,159
Sistema PJSC FC, GDR, RegS	104,678	942,102
Surgutneftegas OJSC, ADR	71,921	359,605
Tatneft PJSC, ADR	22,997	947,936

		5,745,224

South Africa — 5.9%
Anglo American Platinum Ltd.*	25,116	479,169
AngloGold Ashanti Ltd., ADR*	51,318	539,352
Barclays Africa Group Ltd.	79,657	977,733
Bid Corp. Ltd.	10,678	189,257
Bidvest Group Ltd. (The)	30,352	399,656
Gold Fields Ltd., ADR	82,602	248,632
Growthpoint Properties Ltd., REIT	143,490	270,162
Hyprop Investments Ltd., UTS, REIT	9,683	82,456
Impala Platinum Holdings Ltd.*	13,800	42,459
Imperial Holdings Ltd.	47,799	632,374
Investec Ltd.	30,009	196,874
Massmart Holdings Ltd.	5,327	48,992
MMI Holdings Ltd.	65,637	112,093
Mondi Ltd.	7,243	147,394

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Naspers Ltd. (Class N Stock)	9,560	$1,395,680
Nedbank Group Ltd.	10,143	175,563
Pick’n Pay Stores Ltd.	9,312	43,190
Redefine Properties Ltd., REIT	195,025	158,804
Remgro Ltd.	20,354	330,264
Resilient REIT Ltd., REIT	26,045	217,010
RMB Holdings Ltd.	11,047	53,393
Sappi Ltd.*	8,074	52,671
Sasol Ltd.	13,003	373,177
Sibanye Gold Ltd.	47,956	86,112
SPAR Group Ltd. (The)	6,447	93,429
Standard Bank Group Ltd.	124,680	1,372,874
Telkom SA SOC Ltd.	155,345	832,889

		9,551,659

South Korea — 13.0%
AMOREPACIFIC Group*	1,500	164,859
Daelim Industrial Co. Ltd.*	3,258	234,515
Doosan Heavy Industries & Construction Co. Ltd.*	10,122	227,402
Hana Financial Group, Inc.	6,163	159,067
Hanwha Chemical Corp.*	65,736	1,340,032
Hanwha Corp.*	22,427	649,765
Hanwha Life Insurance Co. Ltd.*	23,591	127,451
Hyundai Department Store Co. Ltd.*	916	82,692
Hyundai Development Co.-Engineering & Construction*	17,749	659,399
Hyundai Engineering & Construction Co. Ltd.*	11,660	412,476
Hyundai Glovis Co. Ltd.*	3,178	406,029
Hyundai Mobis Co. Ltd.*	1,633	356,522
KB Financial Group, Inc.*	15,606	551,508
Kia Motors Corp.*	21,766	706,451
Korea Electric Power Corp.*	15,713	573,180
Korean Air Lines Co. Ltd.*	4,176	94,237
KT Corp., ADR(a)	17,619	248,252
KT&G Corp.	8,498	710,856
LG Chem Ltd.*	1,281	276,244
LG Corp.*	11,795	585,600
LG Uplus Corp.*	7,132	67,596
Lotte Chemical Corp.*	4,083	1,244,259
POSCO	3,122	662,847
Posco Daewoo Corp.*	19,981	446,024
Samsung Card Co. Ltd.*	2,903	95,448
Samsung Electronics Co. Ltd.	3,753	5,585,639
Samsung Life Insurance Co. Ltd.*	475	44,211
Shinhan Financial Group Co. Ltd.*	10,720	402,013
Shinsegae, Inc.*	1,617	235,457
SK Hynix, Inc.	37,881	1,393,873
SK Innovation Co. Ltd.*	9,694	1,173,149
SK Networks Co. Ltd.*	52,468	300,256
SK Telecom Co. Ltd.	3,523	652,957
Woori Bank*	23,646	249,201

		21,119,467

Taiwan — 11.6%
Acer, Inc.*	213,000	86,061
Casetek Holdings Ltd.	52,000	137,619
Cathay Financial Holding Co. Ltd.	60,000	89,197

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
China Life Insurance Co. Ltd.	701,368	$693,474
Compal Electronics, Inc.	1,006,000	574,634
CTBC Financial Holding Co. Ltd.	663,236	361,801
Far EasTone Telecommunications Co. Ltd.	74,000	166,355
Feng TAY Enterprise Co. Ltd.	46,520	172,298
First Financial Holding Co. Ltd.	532,335	283,417
Formosa Chemicals & Fibre Corp.	56,000	166,776
Formosa Petrochemical Corp.	15,000	51,908
Foxconn Technology Co. Ltd.	133,000	349,927
Fubon Financial Holding Co. Ltd.	408,000	643,150
Hon Hai Precision Industry Co. Ltd.	529,118	1,376,283
Hua Nan Financial Holdings Co. Ltd.	123,192	61,940
Inventec Corp.	500,000	341,087
Lite-On Technology Corp.	227,127	341,565
MediaTek, Inc.	177,000	1,182,492
Mega Financial Holding Co. Ltd.	91,000	64,715
Nien Made Enterprise Co. Ltd.	9,000	92,423
Novatek Microelectronics Corp.	107,000	351,666
Pegatron Corp.	302,000	718,467
Phison Electronics Corp.	34,000	267,402
Pou Chen Corp.	663,000	823,887
Powertech Technology, Inc.	465,000	1,247,826
Realtek Semiconductor Corp.	313,000	988,535
Taishin Financial Holding Co. Ltd.	420,828	153,679
Taiwan Fertilizer Co. Ltd.	98,000	121,916
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	189,164	5,438,465
Uni-President Enterprises Corp.	357,000	588,644
Wistron Corp.	1,098,790	846,787

		18,784,396

Thailand — 2.5%
Bangkok Bank PCL, NVDR	39,400	174,935
Charoen Pokphand Foods PCL, NVDR	1,189,300	977,271
Krung Thai Bank PCL, NVDR	129,500	63,809
PTT Exploration & Production PCL, NVDR	114,800	307,490
PTT Global Chemical PCL, NVDR	328,300	575,654
Siam Cement PCL (The), NVDR	19,400	268,251
Thai Oil PCL, NVDR	353,200	711,552
Thai Union Group PCL, NVDR	1,586,700	929,169

		4,008,131

Turkey — 1.4%
Akbank TAS	45,249	100,166
Arcelik A/S	64,737	388,815
BIM Birlesik Magazalar A/S	15,515	215,303
Eregli Demir ve Celik Fabrikalari TAS	255,595	371,875
Petkim Petrokimya Holding A/S	463,174	485,337
Tupras Turkiye Petrol Rafinerileri A/S	25,362	508,214
Turkiye Garanti Bankasi A/S	74,083	159,769

		2,229,479

United States — 0.3%
Yum China Holdings, Inc.*	15,668	409,248

TOTAL COMMON STOCKS (cost $143,557,989)		140,983,884

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
PREFERRED STOCKS — 3.1%
Brazil
Braskem SA (PRFC A)	89,700	$943,935
Centrais Eletricas Brasileiras SA (PRFC B)*	64,500	513,075
Itau Unibanco Holding SA, ADR (PRFC)	138,013	1,418,774
Itausa - Investimentos Itau SA (PRFC)	480,960	1,223,569
Petroleo Brasileiro SA (PRFC)*	107,400	490,687
Vale SA (PRFC)	56,300	403,737

TOTAL PREFERRED STOCKS (cost $3,551,575)		4,993,777

TOTAL LONG-TERM INVESTMENTS (cost $147,109,564)		145,977,661

SHORT-TERM INVESTMENTS — 15.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(v)(w)	13,631,976	13,631,976
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $11,445,347; includes $11,436,687 of cash collateral for securities on loan)(b)(w)	11,442,926	11,445,214

TOTAL SHORT-TERM INVESTMENTS (cost $25,077,323)(Note 4)		25,077,190

Value (Note 2)
TOTAL INVESTMENTS — 105.2% (cost $172,186,887)	$171,054,851
Liabilities in excess of other assets(z) — (5.2)%	(8,436,728)

NET ASSETS — 100.0%	$162,618,123

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,173,667; cash collateral of $11,436,687 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(v)	Includes an amount of $3,694,737 segregated as collateral for swap agreements.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
24	BIST National 30 Index	Feb. 2017	$64,782	$65,514	$732
34	FTSE Bursa Malaysia KLCI Index	Jan. 2017	615,356	619,784	4,428
81	Hang Seng China Enterprises Index	Jan. 2017	4,800,944	4,903,140	102,196
43	MSCI Taiwan Stock Index	Jan. 2017	1,472,589	1,478,340	5,751
33	SET50 Index	Mar. 2017	174,596	177,189	2,593

					115,700

Short Positions:
199	FTSE/JSE Top 40 Index	Mar. 2017	6,505,022	6,419,874	85,148
37	MEX Bolsa Index	Mar. 2017	842,065	817,191	24,874
33	SGX MSCI Singapore Index	Jan. 2017	730,514	728,750	1,764
270	SGX Nifty 50 Index	Jan. 2017	4,327,783	4,419,630	(91,847)

					19,939

					$135,639

Cash and foreign currency of $762,184 and $356,823 have been segregated with Barclays Capital Group and Goldman Sachs & Co., respectively to cover requirements for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/15/17	Citigroup Global Markets	BRL	16,309	$4,679,092	$4,907,589	$228,497
Expiring 03/15/17	Citigroup Global Markets	BRL	10,897	3,073,987	3,279,186	205,199
Expiring 03/15/17	Citigroup Global Markets	BRL	10,433	2,923,855	3,139,443	215,588
Expiring 03/15/17	Citigroup Global Markets	BRL	8,998	2,543,876	2,707,688	163,812
Expiring 03/15/17	Citigroup Global Markets	BRL	6,764	1,938,533	2,035,242	96,709
Expiring 03/15/17	Citigroup Global Markets	BRL	4,400	1,255,423	1,324,026	68,603
Expiring 03/15/17	Citigroup Global Markets	BRL	3,600	1,029,752	1,083,293	53,541
Expiring 03/15/17	Citigroup Global Markets	BRL	2,400	672,931	722,195	49,264
Expiring 03/15/17	Citigroup Global Markets	BRL	1,900	545,446	571,738	26,292
Expiring 03/15/17	Citigroup Global Markets	BRL	1,000	288,541	300,914	12,373
Expiring 03/15/17	Citigroup Global Markets	BRL	800	230,456	240,731	10,275
Expiring 03/15/17	Citigroup Global Markets	BRL	400	117,751	120,365	2,614
Expiring 03/15/17	Citigroup Global Markets	BRL	300	87,380	90,274	2,894
Expiring 03/15/17	Citigroup Global Markets	BRL	200	58,005	60,183	2,178
Expiring 03/15/17	Citigroup Global Markets	BRL	96	26,959	28,888	1,929
Chilean Peso,
Expiring 03/15/17	Citigroup Global Markets	CLP	1,032,597	1,533,561	1,533,539	(22)
Expiring 03/15/17	Citigroup Global Markets	CLP	1,022,217	1,507,144	1,518,123	10,979
Expiring 03/15/17	Citigroup Global Markets	CLP	1,020,732	1,501,413	1,515,918	14,505
Expiring 03/15/17	Citigroup Global Markets	CLP	91,476	134,603	135,853	1,250
Colombian Peso,
Expiring 03/15/17	Citigroup Global Markets	COP	2,940,000	944,127	966,787	22,660
Expiring 03/15/17	Citigroup Global Markets	COP	1,100,000	351,360	361,723	10,363
Expiring 03/15/17	Citigroup Global Markets	COP	1,000,000	310,824	328,840	18,016
Expiring 03/15/17	Citigroup Global Markets	COP	1,000,000	312,816	328,839	16,023
Expiring 03/15/17	Citigroup Global Markets	COP	780,000	254,736	256,494	1,758
Expiring 03/15/17	Citigroup Global Markets	COP	760,000	250,255	249,918	(337)
Expiring 03/15/17	Citigroup Global Markets	COP	740,000	242,517	243,341	824
Expiring 03/15/17	Citigroup Global Markets	COP	650,000	216,453	213,745	(2,708)
Expiring 03/15/17	Citigroup Global Markets	COP	620,000	199,089	203,880	4,791
Expiring 03/15/17	Citigroup Global Markets	COP	590,000	194,258	194,015	(243)
Expiring 03/15/17	Citigroup Global Markets	COP	580,000	188,791	190,726	1,935
Expiring 03/15/17	Citigroup Global Markets	COP	550,000	181,311	180,861	(450)
Expiring 03/15/17	Citigroup Global Markets	COP	420,000	134,530	138,113	3,583
Expiring 03/15/17	Citigroup Global Markets	COP	410,000	130,765	134,824	4,059
Expiring 03/15/17	Citigroup Global Markets	COP	260,000	85,485	85,498	13
Expiring 03/15/17	Citigroup Global Markets	COP	200,000	66,029	65,768	(261)
Czech Koruna,
Expiring 03/15/17	Citigroup Global Markets	CZK	22,600	893,814	883,877	(9,937)
Expiring 03/15/17	Citigroup Global Markets	CZK	7,200	279,465	281,589	2,124
Expiring 03/15/17	Citigroup Global Markets	CZK	6,300	246,968	246,390	(578)
Expiring 03/15/17	Citigroup Global Markets	CZK	5,100	197,000	199,459	2,459
Hong Kong Dollar,
Expiring 03/15/17	Citigroup Global Markets	HKD	14,023	1,809,646	1,808,916	(730)
Expiring 03/15/17	Citigroup Global Markets	HKD	13,308	1,716,837	1,716,653	(184)
Expiring 03/15/17	Citigroup Global Markets	HKD	8,897	1,148,466	1,147,624	(842)
Expiring 03/15/17	Citigroup Global Markets	HKD	2,600	334,965	335,384	419
Expiring 03/15/17	Citigroup Global Markets	HKD	2,300	296,163	296,686	523
Expiring 03/15/17	Citigroup Global Markets	HKD	2,100	270,920	270,888	(32)
Expiring 03/15/17	Citigroup Global Markets	HKD	1,700	219,152	219,290	138
Expiring 03/15/17	Citigroup Global Markets	HKD	1,700	219,200	219,290	90
Expiring 03/15/17	Citigroup Global Markets	HKD	1,700	219,311	219,289	(22)
Expiring 03/15/17	Citigroup Global Markets	HKD	1,600	206,246	206,390	144
Expiring 03/15/17	Citigroup Global Markets	HKD	1,400	180,464	180,592	128
Expiring 03/15/17	Citigroup Global Markets	HKD	1,300	167,751	167,692	(59)
Expiring 03/15/17	Citigroup Global Markets	HKD	1,200	154,817	154,793	(24)
Expiring 03/15/17	Citigroup Global Markets	HKD	600	77,415	77,396	(19)

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Hong Kong Dollar (continued),
Expiring 03/15/17	Citigroup Global Markets	HKD	500	$64,504	$64,497	$(7)
Expiring 03/15/17	Citigroup Global Markets	HKD	300	38,694	38,698	4
Hungarian Forint,
Expiring 03/16/17	Citigroup Global Markets	HUF	486,085	1,660,961	1,657,834	(3,127)
Expiring 03/16/17	Citigroup Global Markets	HUF	240,352	826,368	819,743	(6,625)
Expiring 03/16/17	Citigroup Global Markets	HUF	212,367	727,736	724,297	(3,439)
Expiring 03/16/17	Citigroup Global Markets	HUF	212,076	731,764	723,302	(8,462)
Expiring 03/16/17	Citigroup Global Markets	HUF	209,688	710,135	715,159	5,024
Indian Rupee,
Expiring 03/15/17	Citigroup Global Markets	INR	91,454	1,345,388	1,336,067	(9,321)
Expiring 03/15/17	Citigroup Global Markets	INR	68,599	999,914	1,002,171	2,257
Expiring 03/15/17	Citigroup Global Markets	INR	67,609	991,798	987,708	(4,090)
Expiring 03/15/17	Citigroup Global Markets	INR	63,199	910,396	923,294	12,898
Expiring 03/15/17	Citigroup Global Markets	INR	30,515	441,894	445,798	3,904
Expiring 03/15/17	Citigroup Global Markets	INR	22,350	323,277	326,511	3,234
Expiring 03/15/17	Citigroup Global Markets	INR	7,147	103,475	104,412	937
Indonesian Rupiah,
Expiring 03/15/17	Citigroup Global Markets	IDR	15,475,923	1,142,878	1,136,056	(6,822)
Expiring 03/15/17	Citigroup Global Markets	IDR	13,514,343	1,002,970	992,061	(10,909)
Expiring 03/15/17	Citigroup Global Markets	IDR	13,090,727	944,160	960,964	16,804
Expiring 03/15/17	Citigroup Global Markets	IDR	12,970,457	934,474	952,134	17,660
Expiring 03/15/17	Citigroup Global Markets	IDR	12,712,589	921,710	933,205	11,495
Expiring 03/15/17	Citigroup Global Markets	IDR	12,696,743	934,349	932,042	(2,307)
Expiring 03/15/17	Citigroup Global Markets	IDR	300,000	22,075	22,022	(53)
Israeli Shekel,
Expiring 03/15/17	Citigroup Global Markets	ILS	4,500	1,163,500	1,170,688	7,188
Mexican Peso,
Expiring 03/15/17	Citigroup Global Markets	MXN	26,500	1,264,982	1,265,556	574
Expiring 03/15/17	Citigroup Global Markets	MXN	25,100	1,199,584	1,198,696	(888)
Expiring 03/15/17	Citigroup Global Markets	MXN	23,800	1,163,051	1,136,612	(26,439)
Expiring 03/15/17	Citigroup Global Markets	MXN	22,900	1,093,292	1,093,631	339
Expiring 03/15/17	Citigroup Global Markets	MXN	20,700	993,919	988,566	(5,353)
Expiring 03/15/17	Citigroup Global Markets	MXN	11,900	578,792	568,306	(10,486)
Expiring 03/15/17	Citigroup Global Markets	MXN	9,200	440,200	439,362	(838)
Expiring 03/15/17	Citigroup Global Markets	MXN	8,700	417,238	415,484	(1,754)
Expiring 03/15/17	Citigroup Global Markets	MXN	7,600	364,790	362,952	(1,838)
Expiring 03/15/17	Citigroup Global Markets	MXN	6,800	329,044	324,746	(4,298)
Expiring 03/15/17	Citigroup Global Markets	MXN	6,300	305,604	300,868	(4,736)
Expiring 03/15/17	Citigroup Global Markets	MXN	5,900	285,798	281,765	(4,033)
Expiring 03/15/17	Citigroup Global Markets	MXN	2,900	139,402	138,495	(907)
Expiring 03/15/17	Citigroup Global Markets	MXN	1,100	53,175	52,532	(643)
New Taiwanese Dollar,
Expiring 03/15/17	Citigroup Global Markets	TWD	29,607	930,080	921,797	(8,283)
Expiring 03/15/17	Citigroup Global Markets	TWD	14,305	447,271	445,382	(1,889)
Expiring 03/15/17	Citigroup Global Markets	TWD	14,242	444,863	443,428	(1,435)
Expiring 03/15/17	Citigroup Global Markets	TWD	2,000	63,052	62,269	(783)
Expiring 03/15/17	Citigroup Global Markets	TWD	1,287	40,282	40,071	(211)
Peruvian Nuevo Sol,
Expiring 03/15/17	Citigroup Global Markets	PEN	100	29,481	29,506	25
Philippine Peso,
Expiring 03/15/17	Citigroup Global Markets	PHP	31,000	617,286	621,943	4,657
Expiring 03/15/17	Citigroup Global Markets	PHP	24,000	477,139	481,505	4,366
Expiring 03/15/17	Citigroup Global Markets	PHP	17,000	337,303	341,066	3,763
Expiring 03/15/17	Citigroup Global Markets	PHP	14,000	278,469	280,877	2,408
Expiring 03/15/17	Citigroup Global Markets	PHP	10,936	217,633	219,406	1,773
Expiring 03/15/17	Citigroup Global Markets	PHP	6,000	118,718	120,376	1,658
Polish Zloty,
Expiring 03/15/17	Citigroup Global Markets	PLN	7,088	1,683,951	1,691,588	7,637

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Polish Zloty (continued),
Expiring 03/15/17	Citigroup Global Markets	PLN	500	$119,398	$119,328	$(70)
Expiring 03/15/17	Citigroup Global Markets	PLN	7	1,662	1,671	9
Russian Ruble,
Expiring 03/15/17	Citigroup Global Markets	RUB	127,895	1,962,387	2,052,297	89,910
Expiring 03/15/17	Citigroup Global Markets	RUB	126,928	1,951,768	2,036,773	85,005
Expiring 03/15/17	Citigroup Global Markets	RUB	126,732	1,948,445	2,033,634	85,189
Expiring 03/15/17	Citigroup Global Markets	RUB	80,045	1,227,062	1,284,452	57,390
Expiring 03/15/17	Citigroup Global Markets	RUB	18,000	286,557	288,841	2,284
Expiring 03/15/17	Citigroup Global Markets	RUB	13,000	210,085	208,607	(1,478)
Expiring 03/15/17	Citigroup Global Markets	RUB	12,013	184,249	192,769	8,520
Expiring 03/15/17	Citigroup Global Markets	RUB	7,000	105,367	112,327	6,960
Expiring 03/15/17	Citigroup Global Markets	RUB	3,000	48,670	48,140	(530)
Expiring 03/15/17	Citigroup Global Markets	RUB	3,000	48,852	48,140	(712)
Expiring 03/15/17	Citigroup Global Markets	RUB	652	9,997	10,462	465
Singapore Dollar,
Expiring 03/15/17	Citigroup Global Markets	SGD	770	533,705	531,511	(2,194)
Expiring 03/15/17	Citigroup Global Markets	SGD	100	69,574	69,027	(547)
Expiring 03/15/17	Citigroup Global Markets	SGD	70	48,319	48,319	—
South African Rand,
Expiring 03/15/17	Citigroup Global Markets	ZAR	22,776	1,642,280	1,635,128	(7,152)
Expiring 03/15/17	Citigroup Global Markets	ZAR	17,242	1,223,506	1,237,849	14,343
Expiring 03/15/17	Citigroup Global Markets	ZAR	15,904	1,110,515	1,141,789	31,274
Expiring 03/15/17	Citigroup Global Markets	ZAR	15,563	1,126,746	1,117,337	(9,409)
Expiring 03/15/17	Citigroup Global Markets	ZAR	15,184	1,083,972	1,090,086	6,114
Expiring 03/15/17	Citigroup Global Markets	ZAR	13,236	952,826	950,267	(2,559)
Expiring 03/15/17	Citigroup Global Markets	ZAR	7,865	561,907	564,646	2,739
Expiring 03/15/17	Citigroup Global Markets	ZAR	7,592	543,983	545,043	1,060
Expiring 03/15/17	Citigroup Global Markets	ZAR	3,989	278,284	286,403	8,119
Expiring 03/15/17	Citigroup Global Markets	ZAR	100	7,035	7,179	144
Expiring 03/15/17	Citigroup Global Markets	ZAR	17	1,201	1,221	20
South Korean Won,
Expiring 03/15/17	Citigroup Global Markets	KRW	1,300,000	1,107,804	1,076,448	(31,356)
Expiring 03/15/17	Citigroup Global Markets	KRW	1,060,000	904,279	877,720	(26,559)
Expiring 03/15/17	Citigroup Global Markets	KRW	1,060,000	905,631	877,720	(27,911)
Expiring 03/15/17	Citigroup Global Markets	KRW	910,000	778,113	753,514	(24,599)
Expiring 03/15/17	Citigroup Global Markets	KRW	900,000	769,776	745,234	(24,542)
Expiring 03/15/17	Citigroup Global Markets	KRW	750,000	638,511	621,028	(17,483)
Expiring 03/15/17	Citigroup Global Markets	KRW	530,000	453,652	438,859	(14,793)
Expiring 03/15/17	Citigroup Global Markets	KRW	1,526	1,307	1,264	(43)
Thai Baht,
Expiring 03/15/17	Citigroup Global Markets	THB	3,000	84,175	83,745	(430)
Expiring 03/15/17	Citigroup Global Markets	THB	2,000	56,144	55,830	(314)
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,731	27,915	184
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,831	27,915	84
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,863	27,915	52
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,994	27,915	(79)
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,999	27,915	(84)
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	28,009	27,915	(94)
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	28,105	27,915	(190)
Turkish Lira,
Expiring 03/15/17	Citigroup Global Markets	TRY	2,600	730,463	725,366	(5,097)
Expiring 03/15/17	Citigroup Global Markets	TRY	2,000	559,865	557,974	(1,891)
Expiring 03/15/17	Citigroup Global Markets	TRY	1,600	446,190	446,379	189
Expiring 03/15/17	Citigroup Global Markets	TRY	1,400	391,314	390,582	(732)
Expiring 03/15/17	Citigroup Global Markets	TRY	1,300	363,920	362,683	(1,237)
Expiring 03/15/17	Citigroup Global Markets	TRY	1,000	278,881	278,987	106
Expiring 03/15/17	Citigroup Global Markets	TRY	500	139,896	139,494	(402)

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira (continued),
Expiring 03/15/17	Citigroup Global Markets	TRY	5	$1,386	$1,395	$9

				$94,202,664	$95,619,079	1,416,415

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 03/15/17	Citigroup Global Markets	BRL	2,600	$733,989	$782,378	$(48,389)
Expiring 03/15/17	Citigroup Global Markets	BRL	2,500	748,515	752,287	(3,772)
Expiring 03/15/17	Citigroup Global Markets	BRL	2,500	724,097	752,287	(28,190)
Expiring 03/15/17	Citigroup Global Markets	BRL	1,800	512,075	541,647	(29,572)
Expiring 03/15/17	Citigroup Global Markets	BRL	1,755	491,595	528,106	(36,511)
Expiring 03/15/17	Citigroup Global Markets	BRL	1,500	439,237	451,372	(12,135)
Expiring 03/15/17	Citigroup Global Markets	BRL	1,400	392,046	421,281	(29,235)
Expiring 03/15/17	Citigroup Global Markets	BRL	1,300	382,352	391,190	(8,838)
Expiring 03/15/17	Citigroup Global Markets	BRL	1,000	293,533	300,915	(7,382)
Expiring 03/15/17	Citigroup Global Markets	BRL	900	254,762	270,823	(16,061)
Expiring 03/15/17	Citigroup Global Markets	BRL	400	114,777	120,366	(5,589)
Expiring 03/15/17	Citigroup Global Markets	BRL	2	565	602	(37)
Chilean Peso,
Expiring 03/15/17	Citigroup Global Markets	CLP	300,000	440,372	445,539	(5,167)
Expiring 03/15/17	Citigroup Global Markets	CLP	190,000	279,967	282,175	(2,208)
Expiring 03/15/17	Citigroup Global Markets	CLP	160,000	235,807	237,620	(1,813)
Expiring 03/15/17	Citigroup Global Markets	CLP	120,000	178,254	178,216	38
Expiring 03/15/17	Citigroup Global Markets	CLP	60,000	89,374	89,108	266
Expiring 03/15/17	Citigroup Global Markets	CLP	30,000	44,544	44,554	(10)
Expiring 03/15/17	Citigroup Global Markets	CLP	2,434	3,601	3,615	(14)
Colombian Peso,
Expiring 03/15/17	Citigroup Global Markets	COP	950,000	312,808	312,398	410
Expiring 03/15/17	Citigroup Global Markets	COP	170,000	56,124	55,903	221
Expiring 03/15/17	Citigroup Global Markets	COP	140,000	46,128	46,037	91
Czech Koruna,
Expiring 03/15/17	Citigroup Global Markets	CZK	10,500	414,096	410,651	3,445
Expiring 03/15/17	Citigroup Global Markets	CZK	3,600	142,341	140,794	1,547
Expiring 03/15/17	Citigroup Global Markets	CZK	3,000	120,025	117,329	2,696
Hong Kong Dollar,
Expiring 03/15/17	Citigroup Global Markets	HKD	12,588	1,623,952	1,623,777	175
Expiring 03/15/17	Citigroup Global Markets	HKD	3,600	463,717	464,379	(662)
Expiring 03/15/17	Citigroup Global Markets	HKD	2,900	373,715	374,083	(368)
Expiring 03/15/17	Citigroup Global Markets	HKD	2,300	296,675	296,686	(11)
Expiring 03/15/17	Citigroup Global Markets	HKD	1,800	231,731	232,190	(459)
Expiring 03/15/17	Citigroup Global Markets	HKD	1,700	219,309	219,289	20
Expiring 03/15/17	Citigroup Global Markets	HKD	1,700	219,015	219,290	(275)
Expiring 03/15/17	Citigroup Global Markets	HKD	700	90,312	90,296	16
Expiring 03/15/17	Citigroup Global Markets	HKD	600	77,330	77,396	(66)
Expiring 03/15/17	Citigroup Global Markets	HKD	400	51,500	51,598	(98)
Expiring 03/15/17	Citigroup Global Markets	HKD	200	25,802	25,798	4
Expiring 03/15/17	Citigroup Global Markets	HKD	14	1,806	1,806	—
Hungarian Forint,
Expiring 03/16/17	Citigroup Global Markets	HUF	196,000	668,073	668,475	(402)
Expiring 03/16/17	Citigroup Global Markets	HUF	165,000	566,580	562,747	3,833
Expiring 03/16/17	Citigroup Global Markets	HUF	157,000	534,281	535,463	(1,182)
Expiring 03/16/17	Citigroup Global Markets	HUF	150,000	511,551	511,589	(38)
Expiring 03/16/17	Citigroup Global Markets	HUF	140,000	479,450	477,482	1,968
Expiring 03/16/17	Citigroup Global Markets	HUF	139,000	477,727	474,072	3,655
Expiring 03/16/17	Citigroup Global Markets	HUF	124,000	420,010	422,913	(2,903)

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Hungarian Forint (continued),
Expiring 03/16/17	Citigroup Global Markets	HUF	123,000	$416,270	$419,502	$(3,232)
Expiring 03/16/17	Citigroup Global Markets	HUF	121,000	407,955	412,681	(4,726)
Expiring 03/16/17	Citigroup Global Markets	HUF	120,000	409,066	409,271	(205)
Expiring 03/16/17	Citigroup Global Markets	HUF	119,000	403,635	405,860	(2,225)
Expiring 03/16/17	Citigroup Global Markets	HUF	106,000	361,403	361,522	(119)
Expiring 03/16/17	Citigroup Global Markets	HUF	49,000	165,707	167,119	(1,412)
Indian Rupee,
Expiring 03/15/17	Citigroup Global Markets	INR	72,000	1,042,544	1,051,863	(9,319)
Expiring 03/15/17	Citigroup Global Markets	INR	61,000	878,381	891,161	(12,780)
Expiring 03/15/17	Citigroup Global Markets	INR	59,000	848,885	861,943	(13,058)
Expiring 03/15/17	Citigroup Global Markets	INR	56,000	806,960	818,115	(11,155)
Expiring 03/15/17	Citigroup Global Markets	INR	51,000	737,610	745,069	(7,459)
Expiring 03/15/17	Citigroup Global Markets	INR	47,000	684,131	686,632	(2,501)
Expiring 03/15/17	Citigroup Global Markets	INR	45,000	661,275	657,413	3,862
Expiring 03/15/17	Citigroup Global Markets	INR	28,000	411,521	409,058	2,463
Expiring 03/15/17	Citigroup Global Markets	INR	27,000	392,954	394,448	(1,494)
Expiring 03/15/17	Citigroup Global Markets	INR	18,000	263,080	262,966	114
Expiring 03/15/17	Citigroup Global Markets	INR	8,000	116,482	116,874	(392)
Expiring 03/15/17	Citigroup Global Markets	INR	7,000	101,699	102,264	(565)
Expiring 03/15/17	Citigroup Global Markets	INR	6,000	88,196	87,655	541
Expiring 03/15/17	Citigroup Global Markets	INR	5,000	73,014	73,046	(32)
Expiring 03/15/17	Citigroup Global Markets	INR	56	815	819	(4)
Indonesian Rupiah,
Expiring 03/15/17	Citigroup Global Markets	IDR	11,500,000	829,125	844,192	(15,067)
Expiring 03/15/17	Citigroup Global Markets	IDR	789,193	57,043	57,933	(890)
Israeli Shekel,
Expiring 03/15/17	Citigroup Global Markets	ILS	4,464	1,172,118	1,161,307	10,811
Expiring 03/15/17	Citigroup Global Markets	ILS	3,374	891,693	877,721	13,972
Expiring 03/15/17	Citigroup Global Markets	ILS	3,338	883,162	868,279	14,883
Expiring 03/15/17	Citigroup Global Markets	ILS	2,488	652,100	647,286	4,814
Expiring 03/15/17	Citigroup Global Markets	ILS	2,216	584,080	576,615	7,465
Expiring 03/15/17	Citigroup Global Markets	ILS	1,860	486,764	483,905	2,859
Mexican Peso,
Expiring 03/15/17	Citigroup Global Markets	MXN	47,921	2,279,176	2,288,554	(9,378)
Expiring 03/15/17	Citigroup Global Markets	MXN	12,526	596,051	598,201	(2,150)
Expiring 03/15/17	Citigroup Global Markets	MXN	1,600	77,401	76,410	991
Expiring 03/15/17	Citigroup Global Markets	MXN	212	10,168	10,125	43
New Taiwanese Dollar,
Expiring 03/15/17	Citigroup Global Markets	TWD	22,432	701,656	698,414	3,242
Expiring 03/15/17	Citigroup Global Markets	TWD	8,000	247,655	249,078	(1,423)
Peruvian Nuevo Sol,
Expiring 03/15/17	Citigroup Global Markets	PEN	200	57,720	59,012	(1,292)
Expiring 03/15/17	Citigroup Global Markets	PEN	100	28,831	29,506	(675)
Philippine Peso,
Expiring 03/15/17	Citigroup Global Markets	PHP	113,673	2,257,084	2,280,595	(23,511)
Expiring 03/15/17	Citigroup Global Markets	PHP	77,312	1,534,867	1,551,093	(16,226)
Expiring 03/15/17	Citigroup Global Markets	PHP	32,182	640,052	645,656	(5,604)
Expiring 03/15/17	Citigroup Global Markets	PHP	27,212	541,636	545,944	(4,308)
Expiring 03/15/17	Citigroup Global Markets	PHP	26,936	534,132	540,416	(6,284)
Expiring 03/15/17	Citigroup Global Markets	PHP	26,886	535,896	539,406	(3,510)
Expiring 03/15/17	Citigroup Global Markets	PHP	26,873	532,876	539,146	(6,270)
Expiring 03/15/17	Citigroup Global Markets	PHP	26,858	532,533	538,852	(6,319)
Expiring 03/15/17	Citigroup Global Markets	PHP	26,833	535,020	538,341	(3,321)
Expiring 03/15/17	Citigroup Global Markets	PHP	26,725	532,893	536,169	(3,276)
Polish Zloty,
Expiring 03/15/17	Citigroup Global Markets	PLN	1,400	332,973	334,117	(1,144)
Expiring 03/15/17	Citigroup Global Markets	PLN	800	189,636	190,924	(1,288)
Expiring 03/15/17	Citigroup Global Markets	PLN	462	109,584	110,259	(675)

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Polish Zloty (continued),
Expiring 03/15/17	Citigroup Global Markets	PLN	200	$47,842	$47,731	$111
Russian Ruble,
Expiring 03/15/17	Citigroup Global Markets	RUB	71,000	1,143,480	1,139,316	4,164
Expiring 03/15/17	Citigroup Global Markets	RUB	35,000	558,164	561,635	(3,471)
Singapore Dollar,
Expiring 03/15/17	Citigroup Global Markets	SGD	4,861	3,412,598	3,355,572	57,026
Expiring 03/15/17	Citigroup Global Markets	SGD	4,755	3,336,996	3,281,989	55,007
Expiring 03/15/17	Citigroup Global Markets	SGD	4,517	3,171,110	3,117,960	53,150
Expiring 03/15/17	Citigroup Global Markets	SGD	3,924	2,772,032	2,708,802	63,230
Expiring 03/15/17	Citigroup Global Markets	SGD	3,716	2,594,980	2,564,700	30,280
Expiring 03/15/17	Citigroup Global Markets	SGD	1,931	1,360,456	1,332,828	27,628
Expiring 03/15/17	Citigroup Global Markets	SGD	1,821	1,271,632	1,256,995	14,637
Expiring 03/15/17	Citigroup Global Markets	SGD	1,816	1,275,001	1,253,245	21,756
South African Rand,
Expiring 03/15/17	Citigroup Global Markets	ZAR	5,500	395,792	394,864	928
Expiring 03/15/17	Citigroup Global Markets	ZAR	2,429	169,107	174,386	(5,279)
Expiring 03/15/17	Citigroup Global Markets	ZAR	1,500	104,784	107,690	(2,906)
South Korean Won,
Expiring 03/15/17	Citigroup Global Markets	KRW	1,590,000	1,343,431	1,316,579	26,852
Expiring 03/15/17	Citigroup Global Markets	KRW	1,120,000	944,468	927,402	17,066
Expiring 03/15/17	Citigroup Global Markets	KRW	860,000	721,742	712,112	9,630
Expiring 03/15/17	Citigroup Global Markets	KRW	795,377	681,018	658,602	22,416
Expiring 03/15/17	Citigroup Global Markets	KRW	750,000	620,723	621,028	(305)
Expiring 03/15/17	Citigroup Global Markets	KRW	680,000	563,192	563,066	126
Expiring 03/15/17	Citigroup Global Markets	KRW	670,000	559,681	554,786	4,895
Expiring 03/15/17	Citigroup Global Markets	KRW	620,000	515,455	513,383	2,072
Expiring 03/15/17	Citigroup Global Markets	KRW	610,000	511,133	505,103	6,030
Expiring 03/15/17	Citigroup Global Markets	KRW	555,480	474,324	459,958	14,366
Expiring 03/15/17	Citigroup Global Markets	KRW	532,435	459,515	440,876	18,639
Expiring 03/15/17	Citigroup Global Markets	KRW	524,761	450,021	434,522	15,499
Expiring 03/15/17	Citigroup Global Markets	KRW	489,412	417,832	405,252	12,580
Expiring 03/15/17	Citigroup Global Markets	KRW	390,000	324,654	322,934	1,720
Expiring 03/15/17	Citigroup Global Markets	KRW	342,614	291,783	283,697	8,086
Expiring 03/15/17	Citigroup Global Markets	KRW	274,628	234,163	227,402	6,761
Expiring 03/15/17	Citigroup Global Markets	KRW	180,413	154,588	149,388	5,200
Expiring 03/15/17	Citigroup Global Markets	KRW	167,102	142,822	138,367	4,455
Expiring 03/15/17	Citigroup Global Markets	KRW	88,942	76,106	73,647	2,459
Thai Baht,
Expiring 03/15/17	Citigroup Global Markets	THB	14,989	420,577	418,418	2,159
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,991	27,915	76
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,854	27,915	(61)
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,695	27,915	(220)
Expiring 03/15/17	Citigroup Global Markets	THB	1,000	27,687	27,915	(228)
Expiring 03/15/17	Citigroup Global Markets	THB	453	12,686	12,646	40
Turkish Lira,
Expiring 03/15/17	Citigroup Global Markets	TRY	28,167	8,012,202	7,858,229	153,973
Expiring 03/15/17	Citigroup Global Markets	TRY	275	76,708	76,721	(13)

				$82,153,053	$81,842,750	310,303

						$1,726,718

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016:

Counterparty(2)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Goldman Sachs & Co.	01/18/17	TWD	20,352	Pay or receive amounts based on market value fluctuation of TAIEX Index	$(44)	$—	$(44)
Goldman Sachs & Co.	01/26/17	HKD	6,442	Pay or receive amounts based on market value fluctuation of HSCEI China Index	18,399	—	18,399
Goldman Sachs & Co.	01/23/17		1,908	Pay or receive amounts based on market value fluctuation of MSCI Taiwan Index	17,653	—	17,653
Goldman Sachs & Co.	01/25/17		(1,505)	Pay or receive amounts based on market value fluctuation of SGX Nifty 50 Index	(26,630)	—	(26,630)
Goldman Sachs & Co.	01/27/17	ILS	3,947	Pay or receive amounts based on market value fluctuation of Tel Aviv 25 Index	6,316	—	6,316
Morgan Stanley	01/26/17	HKD	80,812	Pay or receive amounts based on market value fluctuation of HSCEI China Index	230,810	—	230,810
Morgan Stanley	01/25/17		(1,245)	Pay or receive amounts based on market value fluctuation of SGX Nifty 50 Index	(22,024)	—	(22,024)
Morgan Stanley	02/15/17	BRL	(1,213)	Pay or receive amounts based on market value fluctuation of Bovespa Index	(2,768)	—	(2,768)
Morgan Stanley	03/15/17	BRL	(27)	Pay or receive amounts based on market value fluctuation of MSCI Brazil Net Total Return Index	(267)	—	(267)
Morgan Stanley	03/15/17	HKD	2,886	Pay or receive amounts based on market value fluctuation of MSCI China Net Total Return Index	29	—	29
Morgan Stanley	03/15/17	ZAR	(33,474)	Pay or receive amounts based on market value fluctuation of MSCI South Africa Net Total Return Index	(73,851)	—	(73,851)
Morgan Stanley	01/18/17	TWD	53,749	Pay or receive amounts based on market value fluctuation of TAIEX Index	(118)	—	(118)
Morgan Stanley	03/09/17	KRW	9,813,044	Pay or receive amounts based on market value fluctuation of the KOSPI 200 Index	272,318	—	272,318
Morgan Stanley	03/17/17	PLN	(3,243)	Pay or receive amounts based on market value fluctuation of WIG 20 Index	(24,122)	—	(24,122)

					$395,701	$—	$395,701

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(2)	Portfolio receives or pays the total return on the positions shown in the table above and pays or receives a specified LIBOR, which is denominated in various foreign currencies based on the local currencies of the positions within the swaps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$7,224,651	$—	$—
Chile	2,372,495	—	—
China	7,417,756	31,081,299	—
Hong Kong	—	1,026,599	—
Hungary	—	427,735	—
India	11,258,742	—	—
Indonesia	—	4,583,446	—
Malaysia	—	3,623,704	—
Mexico	5,720,000	—	—
Peru	710,010	—	—
Philippines	—	1,053,381	—
Poland	—	2,444,074	—
Romania	—	192,388	—
Russia	5,745,224	—	—
South Africa	787,984	8,763,675	—
South Korea	248,252	20,871,215	—
Taiwan	5,438,465	13,345,931	—
Thailand	—	4,008,131	—
Turkey	—	2,229,479	—
United States	409,248	—	—
Preferred Stocks
Brazil	4,993,777	—	—
Affiliated Mutual Funds	25,077,190	—	—
Other Financial Instruments*
Futures Contracts	135,639	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,726,718	—
OTC Total Return Swap Agreements	—	395,701	—

Total	$77,539,433	$95,773,476	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (7.0% represents investments purchased with collateral from securities on loan)	15.4%
Banks	15.4
Oil, Gas & Consumable Fuels	8.2
Semiconductors & Semiconductor Equipment	6.7
Internet Software & Services	5.7
Technology Hardware, Storage & Peripherals	5.5
Wireless Telecommunication Services	4.7
Chemicals	4.1
Metals & Mining	3.7
Food Products	3.4
IT Services	2.9
Automobiles	2.9
Electric Utilities	2.2
Food & Staples Retailing	1.8
Industrial Conglomerates	1.7
Diversified Telecommunication Services	1.6
Insurance	1.6

Pharmaceuticals	1.3%
Real Estate Management & Development	1.2
Capital Markets	0.9
Construction & Engineering	0.9
Media	0.9
Textiles, Apparel & Luxury Goods	0.9
Electronic Equipment, Instruments & Components	0.8
Airlines	0.8
Tobacco	0.8
Diversified Financial Services	0.8
Internet & Direct Marketing Retail	0.7
Paper & Forest Products	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Hotels, Restaurants & Leisure	0.5
Air Freight & Logistics	0.5
Diversified Consumer Services	0.5
Independent Power & Renewable Electricity Producers	0.5
Trading Companies & Distributors	0.5
Construction Materials	0.4
Water Utilities	0.4
Multiline Retail	0.4
Distributors	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Transportation Infrastructure	0.3%
Household Durables	0.3
Electrical Equipment	0.3
Auto Components	0.2
Household Products	0.2
Beverages	0.2
Health Care Providers & Services	0.2
Machinery	0.1
Personal Products	0.1

Specialty Retail	0.1%
Marine	0.1
Commercial Services & Supplies	0.1
Consumer Finance	0.1
Multi-Utilities	0.1

105.2
Liabilities in excess of other assets	(5.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$227,486	*	Due from/to broker-variation margin futures	$91,847	*
Equity contracts	Unrealized appreciation on OTC swap agreements	545,525		Unrealized depreciation on OTC swap agreements	149,824
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,512,788		Unrealized depreciation on OTC forward foreign currency exchange contracts	786,070

Total		$3,285,799			$1,027,741

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Equity contracts	$6,307	$601,239	$—	$28,269	$635,815
Foreign exchange contracts	—	—	5,302,891	—	5,302,891

Total	$6,307	$601,239	$5,302,891	$28,269	$5,938,706

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Contracts(3)	Swaps	Total
Equity contracts		$362,094	$—	$495,103	$857,197
Foreign exchange contracts		—	808,679	—	808,679

Total		$362,094	$808,679	$495,103	$1,665,876

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Total Return Swap Agreements(3)
$8,808,358	$10,400,739	$90,947,376	$78,444,963	$20,536,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$11,173,667	$(11,173,667)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Citigroup Global Markets	$2,512,788	$(786,070)	$(1,726,718)	$—
Goldman Sachs & Co.	42,368	(26,674)	—	15,694
Morgan Stanley	503,157	(123,150)	—	380,007

	$3,058,313

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Citigroup Global Markets	$(786,070)	$786,070	$—	$—
Goldman Sachs & Co.	(26,674)	26,674	—	—
Morgan Stanley	(123,150)	123,150	—	—

	$(935,894)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AQR EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $11,173,667:
Unaffiliated investments (cost $147,109,564)	$145,977,661
Affiliated investments (cost $25,077,323)	25,077,190
Cash	270,000
Foreign currency, at value (cost $1,292,535)	1,291,350
Deposit with broker for futures	1,119,007
Unrealized appreciation on OTC forward foreign currency contracts	2,512,788
Cash segregated for counterparty—OTC	650,000
Unrealized appreciation on OTC swap agreements	545,525
Dividends and interest receivable	476,952
Receivable for fund share sold	179,347
Due from broker-variation margin futures	83,887
Receivable for investments sold	42,245
Tax reclaim receivable	14,021
Prepaid expenses	1,160

Total Assets	178,241,133

LIABILITIES:
Payable to broker for collateral for securities on loan	11,436,687
Cash segregated from counterparty—OTC	2,012,276
Payable for investments purchased	829,589
Unrealized depreciation on OTC forward foreign currency contracts	786,070
Payable for fund share repurchased	204,349
Unrealized depreciation on OTC swap agreements	149,824
Accrued expenses and other liabilities	91,695
Advisory fees payable	76,190
Due to broker-variation margin futures	30,502
Distribution fee payable	5,482
Affiliated transfer agent fee payable	346

Total Liabilities	15,623,010

NET ASSETS	$162,618,123

Net assets were comprised of:
Paid-in capital	$184,414,699
Retained earnings	(21,796,576)

Net assets, December 31, 2016	$162,618,123

Net asset value and redemption price per share, $162,618,123 / 17,124,851 outstanding shares of beneficial interest	$9.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $526,750, of which $9,702 is reimbursable by an affiliate)	$3,486,950
Affiliated dividend income	76,260
Income from securities lending, net (including affiliated income of $28,917)	29,200

3,592,410

EXPENSES
Advisory fees	1,372,647
Distribution fee	368,002
Custodian and accounting fees	294,000
Audit fee	31,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	6,000
Shareholders’ reports	6,000
Insurance expenses	2,000
Miscellaneous	36,817

Total expenses	2,134,466

NET INVESTMENT INCOME (LOSS)	1,457,944

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,876)	(16,242,182)
Futures transactions	601,239
Swap agreements transactions	28,269
Foreign currency transactions	5,299,782

(10,312,892)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(133))	22,016,619
Futures	362,094
Swap agreements	495,103
Foreign currencies	799,742

23,673,558

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	13,360,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,818,610

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:

Net investment income (loss)	$1,457,944	$2,285,074
Net realized gain (loss) on investment and foreign currency transactions	(10,312,892)	(23,145,764)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	23,673,558	(13,837,987)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,818,610	(34,698,677)

FUND SHARE TRANSACTIONS:
Fund share sold [2,960,044 and 787,527 shares, respectively]	27,432,558	7,658,167
Fund share repurchased [4,799,186 and 8,418,668 shares, respectively]	(38,494,372)	(77,922,399)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(11,061,814)	(70,264,232)

CAPITAL CONTRIBUTIONS (NOTE 4)	4,881	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,761,677	(104,962,909)
NET ASSETS:
Beginning of year	158,856,446	263,819,355

End of year	$162,618,123	$158,856,446

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK iSHARES ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 93.6%
UNAFFILIATED EXCHANGE TRADED FUNDS	Shares	Value (Note 2)
iShares 1-3 Year Credit Bond ETF	27,032	$2,836,738
iShares Core S&P 500 ETF(a)	389,280	87,584,107
iShares Core U.S. Aggregate Bond ETF	1,440,859	155,699,224
iShares iBoxx $ High Yield Corporate Bond ETF	133,936	11,592,161
iShares iBoxx $ Investment Grade Corporate Bond ETF	204,787	23,996,941
iShares Intermediate Credit Bond ETF	107,360	11,615,278
iShares MSCI EAFE ETF(a)	1,034,024	59,694,206
iShares Russell 2000 Index Fund(a)	162,911	21,968,548

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $370,070,729)		374,987,203

SHORT-TERM INVESTMENTS — 18.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	24,815,423	24,815,423
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $47,240,464; includes $47,200,475 of cash collateral for securities on loan)(b)(w)	47,231,018	47,240,464

TOTAL SHORT-TERM INVESTMENTS (cost $72,055,887) (Note 4)		72,055,887

Value (Note 2)
TOTAL INVESTMENTS — 111.6% (cost $442,126,616)	$447,043,090
Liabilities in excess of other assets(z) — (11.6)%	(46,484,975)

NET ASSETS — 100.0%	$400,558,115

See the Glossary for abbreviations used in the annual report.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,206,125; cash collateral of $47,200,475 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
73	Euro Currency	Mar. 2017	$9,744,624	$9,648,775	$(95,849)
75	S&P 500 E-Mini Index	Mar. 2017	8,439,257	8,385,750	(53,507)

					$(149,356)

Cash of $579,350 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK iSHARES ETF PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Exchange Traded Funds	$374,987,203	$—	$—
Affiliated Mutual Funds	72,055,887	—	—
Other Financial Instruments*
Futures Contracts	(149,356)	—	—

Total	$446,893,734	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	93.6%
Affiliated Mutual Funds (11.8% represents investments purchased with collateral from securities on loan)	18.0

111.6
Liabilities in excess of other assets	(11.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$53,507	*
Foreign exchange contracts	—	—	Due from/to broker-variation margin futures	95,849	*

Total		$—		$149,356

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,072,732
Foreign exchange contracts	(706,969)
Interest rate contracts	3,508,886

Total	$5,874,649

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK iSHARES ETF PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(137,357)
Foreign exchange contracts	(89,999)
Interest rate contracts	12,681

Total	$(214,675)

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)
$58,234,188	$30,609,994

(1)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$46,206,125	$(46,206,125)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK iSHARES ETF PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $46,206,125:
Unaffiliated investments (cost $370,070,729)	$374,987,203
Affiliated investments (cost $72,055,887)	72,055,887
Deposit with broker for futures	579,350
Receivable for fund share sold	276,740
Due from broker-variation margin futures	16,403
Dividends receivable	8,037
Prepaid expenses	2,672

Total Assets	447,926,292

LIABILITIES:
Payable to broker for collateral for securities on loan	47,200,475
Advisory fees payable	93,951
Accrued expenses and other liabilities	33,813
Payable for fund share repurchased	25,947
Distribution fee payable	13,645
Affiliated transfer agent fee payable	346

Total Liabilities	47,368,177

NET ASSETS	$400,558,115

Net assets were comprised of:
Paid-in capital	$370,208,372
Retained earnings	30,349,743

Net assets, December 31, 2016	$400,558,115

Net asset value and redemption price per share, $400,558,115 / 34,137,644 outstanding shares of beneficial interest	$11.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$8,551,269
Income from securities lending, net (including affiliated income of $249,467)	269,994

8,821,263

EXPENSES
Advisory fees	2,537,031
Distribution fee	867,485
Custodian and accounting fees	51,000
Audit fee	30,000
Legal fees and expenses	14,000
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	5,210
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	4,000
Shareholders’ reports	3,000
Miscellaneous	9,712

Total expenses	3,547,438
Less: advisory fee waivers and/or expense reimbursement	(479,982)

Net expenses	3,067,456

NET INVESTMENT INCOME (LOSS)	5,753,807

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(1,801,351)
Futures transactions	5,874,649
Foreign currency transactions	38,009

4,111,307

Net change in unrealized appreciation (depreciation) on:
Investments	10,598,669
Futures	(214,675)
Foreign currencies	(92,733)

10,291,261

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	14,402,568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,156,375

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,753,807	$4,303,545
Net realized gain (loss) on investment and foreign currency transactions	4,111,307	4,842,868
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,291,261	(9,737,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,156,375	(591,115)

FUND SHARE TRANSACTIONS:
Fund share sold [13,826,198 and 8,415,020 shares, respectively]	155,282,093	94,191,643
Fund share repurchased [7,267,227 and 2,010,250 shares, respectively]	(79,236,696)	(22,168,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	76,045,397	72,023,510

CAPITAL CONTRIBUTIONS (NOTE 4)	34,587	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,236,359	71,432,395
NET ASSETS:
Beginning of year	304,321,756	232,889,361

End of year	$400,558,115	$304,321,756

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 4.4%
General Dynamics Corp.	47,192	$8,148,171
Raytheon Co.	55,367	7,862,113
Textron, Inc.	63,124	3,065,301
United Technologies Corp.	75,533	8,279,927

		27,355,512

Air Freight & Logistics — 0.7%
United Parcel Service, Inc. (Class B Stock)	36,645	4,200,983

Airlines — 1.9%
Delta Air Lines, Inc.(a)	150,435	7,399,898
United Continental Holdings, Inc.*	62,592	4,561,705

		11,961,603

Auto Components — 1.0%
BorgWarner, Inc.(a)	155,609	6,137,219

Banks — 12.0%
Bank of America Corp.	1,098,209	24,270,419
Citigroup, Inc.	260,313	15,470,402
Fifth Third Bancorp	164,007	4,423,269
JPMorgan Chase & Co.	351,913	30,366,573

		74,530,663

Beverages — 0.6%
Coca-Cola European Partners PLC (United Kingdom)(a)	108,671	3,412,269

Biotechnology — 1.7%
Gilead Sciences, Inc.	136,798	9,796,105
Shire PLC, ADR	5,619	957,365

		10,753,470

Capital Markets — 1.8%
Goldman Sachs Group, Inc. (The)	46,616	11,162,201

Chemicals — 2.9%
Dow Chemical Co. (The)	186,866	10,692,473
LyondellBasell Industries NV (Class A Stock)	20,658	1,772,043
Methanex Corp. (Canada)(a)	62,584	2,741,179
PPG Industries, Inc.	26,562	2,517,015

		17,722,710

Communications Equipment — 1.4%
Brocade Communications Systems, Inc.	177,525	2,217,287
Harris Corp.	61,720	6,324,448

		8,541,735

Construction Materials — 0.8%
CRH PLC (Ireland), ADR	137,430	4,724,843

Consumer Finance — 6.0%
Ally Financial, Inc.	284,266	5,406,739
Capital One Financial Corp.	92,512	8,070,747
Discover Financial Services	203,446	14,666,422
Navient Corp.	249,486	4,099,055
Synchrony Financial	127,537	4,625,767

		36,868,730

Containers & Packaging — 1.4%
Sealed Air Corp.	66,923	3,034,289

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging (continued)
WestRock Co.	109,983	$5,583,837

		8,618,126

Diversified Financial Services — 3.7%
Berkshire Hathaway, Inc. (Class B Stock)*	138,971	22,649,494

Electronic Equipment, Instruments & Components — 2.6%
Flex Ltd.*	435,338	6,255,807
TE Connectivity Ltd. (Switzerland)	138,363	9,585,789

		15,841,596

Food & Staples Retailing — 1.0%
CVS Health Corp.	43,402	3,424,852
Walgreens Boots Alliance, Inc.	36,221	2,997,650

		6,422,502

Health Care Providers & Services — 4.3%
Anthem, Inc.	23,352	3,357,317
Cigna Corp.	48,439	6,461,278
DaVita, Inc.*	58,259	3,740,228
Express Scripts Holding Co.*	63,499	4,368,096
Laboratory Corp. of America Holdings*	22,187	2,848,367
UnitedHealth Group, Inc.	37,904	6,066,156

		26,841,442

Household Durables — 0.8%
D.R. Horton, Inc.	56,973	1,557,072
PulteGroup, Inc.	201,283	3,699,582

		5,256,654

Independent Power & Renewable Electricity Producers — 0.8%
AES Corp.	429,785	4,994,102

Industrial Conglomerates — 1.6%
Honeywell International, Inc.	26,738	3,097,597
Koninklijke Philips NV (Netherlands)	213,099	6,514,436

		9,612,033

Insurance — 3.9%
Allstate Corp. (The)	82,211	6,093,479
Chubb Ltd.	65,569	8,662,976
MetLife, Inc.	174,637	9,411,188

		24,167,643

Internet Software & Services — 2.9%
Alphabet, Inc. (Class A Stock)*	12,852	10,184,567
eBay, Inc.*	252,077	7,484,166

		17,668,733

IT Services — 2.3%
Cognizant Technology Solutions Corp. (Class A Stock)*	55,944	3,134,542
Computer Sciences Corp.	147,297	8,752,388
Leidos Holdings, Inc.	44,193	2,260,030

		14,146,960

Machinery — 0.3%
WABCO Holdings, Inc.*	16,956	1,799,879

Media — 4.5%
CBS Corp. (Class B Non-Voting Stock)	59,359	3,776,420
Comcast Corp. (Class A Stock)	64,794	4,474,026
Interpublic Group of Cos., Inc. (The)	188,558	4,414,143

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Liberty Global PLC (United Kingdom), (Series C)*	68,918	$2,046,865
Liberty Global PLC LiLAC (United Kingdom), (Series C)*	93,329	1,975,775
Time Warner, Inc.	117,715	11,363,029

		28,050,258

Metals & Mining — 1.9%
Barrick Gold Corp. (Canada)	242,453	3,874,399
Nucor Corp.	70,358	4,187,708
Steel Dynamics, Inc.	110,639	3,936,536

		11,998,643

Oil, Gas & Consumable Fuels — 13.3%
Canadian Natural Resources Ltd. (Canada)	208,356	6,642,389
Chevron Corp.	142,891	16,818,271
ConocoPhillips	154,448	7,744,023
Diamondback Energy, Inc.*	79,991	8,083,890
Energen Corp.*	53,440	3,081,885
EOG Resources, Inc.	41,141	4,159,355
EQT Corp.	71,625	4,684,275
Gulfport Energy Corp.*	110,849	2,398,772
Marathon Oil Corp.	335,370	5,805,255
Marathon Petroleum Corp.	154,843	7,796,345
Newfield Exploration Co.*	67,219	2,722,370
Phillips 66	108,012	9,333,317
Tesoro Corp.	34,074	2,979,771

		82,249,918

Pharmaceuticals — 9.1%
Johnson & Johnson	217,264	25,030,985
Merck & Co., Inc.	245,655	14,461,710
Pfizer, Inc.	335,960	10,911,981
Sanofi (France), ADR	139,413	5,637,862

		56,042,538

Semiconductors & Semiconductor Equipment — 1.8%
KLA-Tencor Corp.	39,630	3,118,088
Texas Instruments, Inc.	108,561	7,921,696

		11,039,784

Software — 2.6%
Microsoft Corp.	130,226	8,092,244
Oracle Corp.	212,231	8,160,282

		16,252,526

Specialty Retail — 0.2%
Best Buy Co., Inc.(a)	35,771	1,526,349

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	100,696	11,662,611
Hewlett Packard Enterprise Co.	356,583	8,251,331

		19,913,942

TOTAL LONG-TERM INVESTMENTS (cost $496,850,580)		602,465,060

COMMON STOCKS (continued)	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 4.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	16,012,718	$16,012,718

Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $14,675,589; includes $14,664,925 of cash collateral for securities on loan)(b)(w)	14,674,786	14,677,721

TOTAL SHORT-TERM INVESTMENTS (cost $30,688,307)(Note 4)		30,690,439

TOTAL INVESTMENTS — 102.3% (cost $527,538,887)		633,155,499
Liabilities in excess of other assets — (2.3)%		(14,402,053)

NET ASSETS — 100.0%		$618,753,446

See the Glossary for abbreviations used in the annual report:

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,248,566; cash collateral of $14,664,925 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$27,355,512	$—	$—
Air Freight & Logistics	4,200,983	—	—
Airlines	11,961,603	—	—
Auto Components	6,137,219	—	—
Banks	74,530,663	—	—
Beverages	3,412,269	—	—
Biotechnology	10,753,470	—	—
Capital Markets	11,162,201	—	—
Chemicals	17,722,710	—	—
Communications Equipment	8,541,735	—	—
Construction Materials	4,724,843	—	—
Consumer Finance	36,868,730	—	—
Containers & Packaging	8,618,126	—	—
Diversified Financial Services	22,649,494	—	—
Electronic Equipment, Instruments & Components	15,841,596	—	—
Food & Staples Retailing	6,422,502	—	—
Health Care Providers & Services	26,841,442	—	—
Household Durables	5,256,654	—	—
Independent Power & Renewable Electricity Producers	4,994,102	—	—
Industrial Conglomerates	9,612,033	—	—
Insurance	24,167,643	—	—
Internet Software & Services	17,668,733	—	—
IT Services	14,146,960	—	—
Machinery	1,799,879	—	—
Media	28,050,258	—	—
Metals & Mining	11,998,643	—	—
Oil, Gas & Consumable Fuels	82,249,918	—	—
Pharmaceuticals	56,042,538	—	—
Semiconductors & Semiconductor Equipment	11,039,784	—	—
Software	16,252,526	—	—
Specialty Retail	1,526,349	—	—
Technology Hardware, Storage & Peripherals	19,913,942	—	—
Affiliated Mutual Funds	30,690,439	—	—

Total	$633,155,499	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Oil, Gas & Consumable Fuels	13.3%
Banks	12.0
Pharmaceuticals	9.1
Consumer Finance	6.0
Affiliated Mutual Funds (2.4% represents investments purchased with collateral from securities on loan)	4.9
Media	4.5
Aerospace & Defense	4.4
Health Care Providers & Services	4.3

Insurance	3.9%
Diversified Financial Services	3.7
Technology Hardware, Storage & Peripherals	3.2
Chemicals	2.9
Internet Software & Services	2.9
Electronic Equipment, Instruments & Components	2.6
Software	2.6
IT Services	2.3
Airlines	1.9
Metals & Mining	1.9
Capital Markets	1.8
Semiconductors & Semiconductor Equipment	1.8
Biotechnology	1.7
Industrial Conglomerates	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Communications Equipment	1.4%
Containers & Packaging	1.4
Auto Components	1.0
Food & Staples Retailing	1.0
Construction Materials	0.8
Household Durables	0.8
Independent Power & Renewable Electricity Producers	0.8
Air Freight & Logistics	0.7

Beverages	0.6%
Machinery	0.3
Specialty Retail	0.2

102.3
Liabilities in excess of other assets	(2.3)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$14,248,566	$(14,248,566)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOSTON PARTNERS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $14,248,566:
Unaffiliated investments (cost $496,850,580)	$602,465,060
Affiliated investments (cost $30,688,307)	30,690,439
Receivable for fund share sold	945,884
Receivable for investments sold	735,347
Dividends receivable	581,546
Tax reclaim receivable	239,553
Prepaid expenses	5,245

Total Assets	635,663,074

LIABILITIES:
Payable to broker for collateral for securities on loan	14,664,925
Payable for investments purchased	1,805,057
Advisory fees payable	296,963
Payable for fund share repurchased	85,336
Accrued expenses and other liabilities	35,878
Distribution fee payable	21,123
Affiliated transfer agent fee payable	346

Total Liabilities	16,909,628

NET ASSETS	$618,753,446

Net assets were comprised of:
Paid-in capital	$92,374,435
Retained earnings	526,379,011

Net assets, December 31, 2016	$618,753,446

Net asset value and redemption price per share, $618,753,446 / 31,280,139 outstanding shares of beneficial interest	$19.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $298,201 foreign withholding tax)	$13,721,759
Income from securities lending, net (including affiliated income of $81,080)	137,079
Affiliated dividend income	92,532

13,951,370

EXPENSES
Advisory fees	3,842,335
Distribution fee	1,672,157
Custodian and accounting fees (net of $4,900 fee credit)	74,000
Audit fee	28,000
Trustees’ fees	16,000
Insurance expenses	9,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	3,000
Loan interest expense	1,348
Miscellaneous	14,564

Total expenses	5,677,404

NET INVESTMENT INCOME (LOSS)	8,273,966

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(218))	(15,371,072)
Foreign currency transactions	(7,009)

(15,378,081)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,132)	78,268,292
Foreign currencies	883

78,269,175

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	62,891,094

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,165,060

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,273,966	$8,511,032
Net realized gain (loss) on investment and foreign currency transactions	(15,378,081)	(4,424,996)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	78,269,175	(45,034,994)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,165,060	(40,948,958)

FUND SHARE TRANSACTIONS:
Fund share sold [7,439,129 and 11,928,903 shares, respectively]	133,297,874	217,491,302
Fund share repurchased [19,544,627 and 6,669,517 shares, respectively]	(340,058,164)	(118,387,358)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(206,760,290)	99,103,944

CAPITAL CONTRIBUTIONS (NOTE 4)	90,468	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(135,504,762)	58,154,986
NET ASSETS:
Beginning of year	754,258,208	696,103,222

End of year	$618,753,446	$754,258,208

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value (Note 2)
Diversified REITs — 1.2%
Empire State Realty Trust, Inc. (Class A Stock)	413,415	$8,346,849

Health Care Providers & Services — 0.5%
Brookdale Senior Living, Inc.*	248,733	3,089,264

Health Care REITs — 8.8%
HCP, Inc.	221,907	6,595,076
Healthcare Trust of America, Inc. (Class A Stock)	467,935	13,621,588
Physicians Realty Trust	449,793	8,528,075
Quality Care Properties, Inc.*(a)	210,080	3,256,239
Ventas, Inc.	442,779	27,682,543

		59,683,521

Hotel & Resort REITs — 2.9%
Apple Hospitality REIT, Inc.	87,803	1,754,304
Host Hotels & Resorts, Inc.(a)	707,226	13,324,138
Pebblebrook Hotel Trust	144,302	4,292,985

		19,371,427

Hotels, Restaurants & Leisure — 5.0%
Extended Stay America, Inc., UTS	164,396	2,654,995
Hilton Worldwide Holdings, Inc.	776,021	21,107,771
MGM Resorts International*	125,071	3,605,797
Red Rock Resorts, Inc. (Class A Stock)(a)	278,791	6,465,163

		33,833,726

Industrial REITs — 6.5%
Prologis, Inc.	833,570	44,004,160

Office REITs — 18.2%
Alexandria Real Estate Equities, Inc.	182,186	20,246,330
Corporate Office Properties Trust	203,739	6,360,732
Douglas Emmett, Inc.(a)	366,322	13,392,732
Highwoods Properties, Inc.	62,604	3,193,430
Hudson Pacific Properties, Inc.	387,661	13,482,850
Kilroy Realty Corp.	252,643	18,498,520
SL Green Realty Corp.	266,245	28,634,650
Vornado Realty Trust	183,833	19,186,650

		122,995,894

Residential REITs — 25.8%
American Campus Communities, Inc.	302,970	15,078,817
American Homes 4 Rent (Class A Stock)	478,061	10,029,720
Apartment Investment & Management Co. (Class A Stock)	577,993	26,269,782
AvalonBay Communities, Inc.	137,242	24,312,420
Camden Property Trust	53,229	4,474,962
Education Realty Trust, Inc.	289,769	12,257,229
Essex Property Trust, Inc.	87,283	20,293,298
Mid-America Apartment Communities, Inc.	53,047	5,194,362
Sun Communities, Inc.	200,239	15,340,310
UDR, Inc.(a)	1,127,346	41,125,582

		174,376,482

Retail REITs — 15.9%
Brixmor Property Group, Inc.	919,246	22,447,987

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail REITs (continued)
DDR Corp.(a)	892,058	$13,621,726
Retail Properties of America, Inc. (Class A Stock)	160,461	2,459,867
Simon Property Group, Inc.	387,004	68,759,001

		107,288,581

Specialized REITs — 13.7%
American Tower Corp.	93,170	9,846,206
CubeSmart	406,033	10,869,503
Digital Realty Trust, Inc.(a)	240,039	23,586,232
DuPont Fabros Technology, Inc.(a)	307,609	13,513,263
Extra Space Storage, Inc.(a)	209,623	16,191,281
Public Storage	45,046	10,067,781
QTS Realty Trust, Inc. (Class A Stock)	170,898	8,485,086

		92,559,352

TOTAL LONG-TERM INVESTMENTS (cost $625,612,477)		665,549,256

SHORT-TERM INVESTMENT — 9.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	5,006,767	5,006,767
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $58,029,539; includes $57,977,375 of cash collateral for securities on loan)(b)(w)	58,016,150	58,027,753

TOTAL SHORT-TERM INVESTMENTS (cost $63,036,306)(Note 4)		63,034,520

TOTAL INVESTMENTS — 107.8% (cost $688,648,783)		728,583,776
Liabilities in excess of other assets — (7.8)%		(52,953,129)

NET ASSETS — 100.0%		$675,630,647

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,785,697; cash collateral of $57,977,375 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$8,346,849	$—	$—
Health Care Providers & Services	3,089,264	—	—
Health Care REITs	59,683,521	—	—
Hotel & Resort REITs	19,371,427	—	—
Hotels, Restaurants & Leisure	33,833,726	—	—
Industrial REITs	44,004,160	—	—
Office REITs	122,995,894	—	—
Residential REITs	174,376,482	—	—
Retail REITs	107,288,581	—	—
Specialized REITs	92,559,352	—	—
Affiliated Mutual Funds	63,034,520	—	—

Total	$728,583,776	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Residential REITs	25.8%
Office REITs	18.2
Retail REITs	15.9
Specialized REITs	13.7
Affiliated Mutual Funds (8.6% represents investments purchased with collateral from securities on loan)	9.3
Health Care REITs	8.8
Industrial REITs	6.5

Hotels, Restaurants & Leisure	5.0%
Hotel & Resort REITs	2.9
Diversified REITs	1.2
Health Care Providers & Services	0.5

107.8
Liabilities in excess of other assets	(7.8)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$56,785,697	$(56,785,697)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $56,785,697:
Unaffiliated investments (cost $625,612,477)	$665,549,256
Affiliated investments (cost $63,036,306)	63,034,520
Receivable for investments sold	13,257,252
Dividends receivable	2,870,794
Receivable for fund share sold	161,164
Prepaid expenses	5,875

Total Assets	744,878,861

LIABILITIES:
Payable to broker for collateral for securities on loan	57,977,375
Payable for investments purchased	10,936,406
Advisory fees payable	195,269
Payable for fund share repurchased	62,358
Accrued expenses and other liabilities	53,736
Distribution fee payable	22,724
Affiliated transfer agent fee payable	346

Total Liabilities	69,248,214

NET ASSETS	$675,630,647

Net assets were comprised of:
Paid-in capital	$298,616,649
Retained earnings	377,013,998

Net assets, December 31, 2016	$675,630,647

Net asset value and redemption price per share $675,630,647 / 62,067,199 outstanding shares of beneficial interest	$10.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$15,811,829
Affiliated income from securities lending, net	123,626
Affiliated dividend income	75,834

16,011,289

EXPENSES
Advisory fees	5,928,489
Distribution fee	1,799,535
Custodian and accounting fees	120,000
Audit fee	25,000
Trustees’ fees	16,000
Insurance expenses	9,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	5,310
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	2,000
Miscellaneous	8,644

Total expenses	7,935,978
Less: advisory fee waivers and/or expense reimbursement	(503,870)

Net expenses	7,432,108

NET INVESTMENT INCOME (LOSS)	8,579,181

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $24,144)	59,131,117
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(1,786))	(41,080,862)

NET GAIN (LOSS) ON INVESTMENTS	18,050,255

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,629,436

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$8,579,181	$9,346,569
Net realized gain (loss) on investment transactions	59,131,117	90,692,152
Net change in unrealized appreciation (depreciation) on investments	(41,080,862)	(69,764,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,629,436	30,273,900

FUND SHARE TRANSACTIONS:
Fund share sold [12,721,893 and 7,654,888 shares, respectively]	131,545,223	78,461,208
Fund share repurchased [23,745,354 and 21,060,596 shares, respectively]	(241,663,384)	(207,023,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(110,118,161)	(128,562,409)

CAPITAL CONTRIBUTIONS (NOTE 4)	56,948	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,431,777)	(98,288,509)
NET ASSETS:
Beginning of year	759,062,424	857,350,933

End of year	$675,630,647	$759,062,424

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 100.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 0.6%
Textron, Inc.	216,284	$10,502,751

Automobiles — 0.8%
General Motors Co.	387,814	13,511,440

Banks — 14.3%
Bank of America Corp.	4,065,328	89,843,749
JPMorgan Chase & Co.	782,616	67,531,935
Wells Fargo & Co.	1,764,432	97,237,847

		254,613,531

Biotechnology — 2.7%
Celgene Corp.*	230,387	26,667,295
Vertex Pharmaceuticals, Inc.*	297,192	21,894,135

		48,561,430

Capital Markets — 4.3%
Deutsche Bank AG (Germany)*(a)	973,001	17,611,318
Invesco Ltd.	820,562	24,895,851
Morgan Stanley	797,500	33,694,374

		76,201,543

Chemicals — 1.8%
E.I. du Pont de Nemours & Co.	440,287	32,317,066

Communications Equipment — 1.9%
Cisco Systems, Inc.	1,102,100	33,305,461

Construction & Engineering — 0.8%
Fluor Corp.	271,460	14,257,079

Consumer Finance — 3.6%
American Express Co.	557,734	41,316,935
Capital One Financial Corp.	259,603	22,647,766

		63,964,701

Containers & Packaging — 0.9%
Ball Corp.(a)	219,105	16,448,212

Diversified Telecommunication Services — 4.1%
Level 3 Communications, Inc.*	155,264	8,750,679
Verizon Communications, Inc.	1,209,389	64,557,185

		73,307,864

Electric Utilities — 2.9%
FirstEnergy Corp.	748,725	23,188,013
PG&E Corp.	466,888	28,372,784

		51,560,797

Electrical Equipment — 1.4%
Eaton Corp. PLC	366,053	24,558,496

Electronic Equipment, Instruments & Components — 1.3%
Corning, Inc.	553,300	13,428,590
TE Connectivity Ltd.	137,763	9,544,221

		22,972,811

Energy Equipment & Services — 1.3%
National Oilwell Varco, Inc.(a)	636,480	23,829,811

Equity Real Estate Investment Trusts (REITs) — 2.4%
AvalonBay Communities, Inc.	119,937	21,246,840
Vornado Realty Trust	212,183	22,145,540

		43,392,380

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 1.2%
Kroger Co. (The)	322,170	$11,118,087
Whole Foods Market, Inc.(a)	359,505	11,058,374

		22,176,461

Food Products — 2.7%
Campbell Soup Co.	273,276	16,525,000
General Mills, Inc.	141,883	8,764,113
Kellogg Co.	119,771	8,828,321
Mondelez International, Inc. (Class A Stock)	317,258	14,064,047

		48,181,481

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	955,685	36,707,861
Medtronic PLC	121,370	8,645,185

		45,353,046

Health Care Providers & Services — 1.5%
Aetna, Inc.	125,522	15,565,983
Humana, Inc.	51,056	10,416,956

		25,982,939

Household Products — 2.1%
Kimberly-Clark Corp.	104,706	11,949,049
Procter & Gamble Co. (The)	312,477	26,273,066

		38,222,115

Industrial Conglomerates — 3.9%
General Electric Co.	2,200,677	69,541,393

Insurance — 4.3%
Hartford Financial Services Group, Inc. (The)	377,481	17,986,970
Lincoln National Corp.	379,886	25,175,045
MetLife, Inc.	602,971	32,494,107

		75,656,122

Internet Software & Services — 2.2%
Alphabet, Inc. (Class A Stock)*	38,993	30,900,003
eBay, Inc.*	300,575	8,924,072

		39,824,075

IT Services — 0.7%
Visa, Inc. (Class A Stock)	150,429	11,736,471

Machinery — 1.5%
Caterpillar, Inc.(a)	285,876	26,512,140

Media — 3.4%
Comcast Corp. (Class A Stock)	258,501	17,849,493
DISH Network Corp. (Class A Stock)*(a)	512,484	29,688,198
Viacom, Inc. (Class B Stock)	346,910	12,176,540

		59,714,231

Metals & Mining — 0.5%
Freeport-McMoRan, Inc.*	703,441	9,278,387

Multiline Retail — 1.0%
Dollar General Corp.	235,780	17,464,225

Oil, Gas & Consumable Fuels — 11.9%
BP PLC (United Kingdom), ADR	867,260	32,418,179
Chevron Corp.	321,216	37,807,123
ConocoPhillips	971,835	48,727,807
Exxon Mobil Corp.	554,512	50,050,253

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	484,731	$16,655,357
Southwestern Energy Co.*	2,487,277	26,912,337

		212,571,056

Pharmaceuticals — 5.7%
Allergan PLC*	194,489	40,844,635
Johnson & Johnson	133,123	15,337,101
Pfizer, Inc.	1,415,195	45,965,534

		102,147,270

Road & Rail — 2.1%
Union Pacific Corp.	368,338	38,189,284

Semiconductors & Semiconductor Equipment — 1.5%
Intel Corp.	734,150	26,627,621

Software — 2.9%
Oracle Corp.	1,000,573	38,472,032
Symantec Corp.	563,511	13,462,278

		51,934,310

Specialty Retail — 1.9%
Home Depot, Inc. (The)	66,546	8,922,488
L Brands, Inc.	244,496	16,097,617
TJX Cos., Inc. (The)	116,826	8,777,137

		33,797,242

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.	78,772	9,123,372

Tobacco — 0.8%
Reynolds American, Inc.	264,103	14,800,332

TOTAL LONG-TERM INVESTMENTS (cost $1,618,245,524)		1,782,138,946

SHORT-TERM INVESTMENTS — 6.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	10,305,952	10,305,952
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $96,894,405; includes $96,817,858 of cash collateral for securities on loan)(b)(w)	96,872,982	96,892,357

TOTAL SHORT-TERM INVESTMENTS (cost $107,200,357)(Note 4)		107,198,309

TOTAL INVESTMENTS — 106.0% (cost $1,725,445,881)		1,889,337,255
Liabilities in excess of other assets — (6.0)%		(107,533,589)

NET ASSETS — 100.0%		$1,781,803,666

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $94,167,130; cash collateral of $96,817,858 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,502,751	$—	$—
Automobiles	13,511,440	—	—
Banks	254,613,531	—	—
Biotechnology	48,561,430	—	—
Capital Markets	76,201,543	—	—
Chemicals	32,317,066	—	—
Communications Equipment	33,305,461	—	—
Construction & Engineering	14,257,079	—	—
Consumer Finance	63,964,701	—	—
Containers & Packaging	16,448,212	—	—
Diversified Telecommunication Services	73,307,864	—	—
Electric Utilities	51,560,797	—	—
Electrical Equipment	24,558,496	—	—
Electronic Equipment, Instruments & Components	22,972,811	—	—
Energy Equipment & Services	23,829,811	—	—
Equity Real Estate Investment Trusts (REITs)	43,392,380	—	—
Food & Staples Retailing	22,176,461	—	—
Food Products	48,181,481	—	—
Health Care Equipment & Supplies	45,353,046	—	—
Health Care Providers & Services	25,982,939	—	—
Household Products	38,222,115	—	—
Industrial Conglomerates	69,541,393	—	—
Insurance	75,656,122	—	—
Internet Software & Services	39,824,075	—	—
IT Services	11,736,471	—	—
Machinery	26,512,140	—	—
Media	59,714,231	—	—
Metals & Mining	9,278,387	—	—
Multiline Retail	17,464,225	—	—
Oil, Gas & Consumable Fuels	212,571,056	—	—
Pharmaceuticals	102,147,270	—	—
Road & Rail	38,189,284	—	—
Semiconductors & Semiconductor Equipment	26,627,621	—	—
Software	51,934,310	—	—
Specialty Retail	33,797,242	—	—
Technology Hardware, Storage & Peripherals	9,123,372	—	—
Tobacco	14,800,332	—	—
Affiliated Mutual Funds	107,198,309	—	—

Total	$1,889,337,255	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	14.3%
Oil, Gas & Consumable Fuels	11.9
Affiliated Mutual Funds (5.4% represents investments purchased with collateral from securities on loan)	6.0
Pharmaceuticals	5.7
Capital Markets	4.3
Insurance	4.3
Diversified Telecommunication Services	4.1
Industrial Conglomerates	3.9
Consumer Finance	3.6
Media	3.4
Electric Utilities	2.9
Software	2.9
Biotechnology	2.7
Food Products	2.7
Health Care Equipment & Supplies	2.6
Equity Real Estate Investment Trusts (REITs)	2.4
Internet Software & Services	2.2
Household Products	2.1
Road & Rail	2.1
Communications Equipment	1.9
Specialty Retail	1.9

Chemicals	1.8%
Health Care Providers & Services	1.5
Machinery	1.5
Semiconductors & Semiconductor Equipment	1.5
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.3
Energy Equipment & Services	1.3
Food & Staples Retailing	1.2
Multiline Retail	1.0
Containers & Packaging	0.9
Automobiles	0.8
Construction & Engineering	0.8
Tobacco	0.8
IT Services	0.7
Aerospace & Defense	0.6
Metals & Mining	0.5
Technology Hardware, Storage & Peripherals	0.5

106.0
Liabilities in excess of other assets	(6.0)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$94,167,130	$(94,167,130)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $94,167,130:
Unaffiliated investments (cost $1,618,245,524)	$1,782,138,946
Affiliated investments (cost $107,200,357)	107,198,309
Dividends receivable	1,515,244
Receivable for fund share sold	901,716
Tax reclaim receivable	282,946
Prepaid expenses	16,040

Total Assets	1,892,053,201

LIABILITIES:
Payable to broker for collateral for securities on loan	96,817,858
Payable for fund share repurchased	12,886,642
Advisory fees payable	380,316
Accrued expenses and other liabilities	102,872
Distribution fee payable	61,501
Affiliated transfer agent fee payable	346

Total Liabilities	110,249,535

NET ASSETS	$1,781,803,666

Net assets were comprised of:
Paid-in capital	$1,499,026,909
Retained earnings	282,776,757

Net assets, December 31, 2016	$1,781,803,666

Net asset value and redemption price per share, $1,781,803,666 / 62,925,082 outstanding shares of beneficial interest	$28.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Unaffiliated dividend income (including $3,651 foreign withholding tax reclaim)	$48,400,661
Income from securities lending, net	515,759
Affiliated dividend income	294,400

49,210,820

EXPENSES
Advisory fees	10,552,187
Distribution fee	4,704,609
Custodian and accounting fees	210,000
Insurance expenses	31,000
Audit fee	28,000
Trustees’ fees	27,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	550
Miscellaneous	14,650

Total expenses	15,598,996
Less: advisory fee waivers and/or expense reimbursement	(244,640)

Net expenses	15,354,356

NET INVESTMENT INCOME (LOSS)	33,856,464

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $26,537)	(35,175,170)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,048))	180,556,232
Foreign currencies	2,638

180,558,870

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	145,383,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$179,240,164

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$33,856,464	$22,420,325
Net realized gain (loss) on investment transactions	(35,175,170)	181,996,409
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	180,558,870	(295,445,083)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,240,164	(91,028,349)

FUND SHARE TRANSACTIONS:
Fund share sold [9,268,715 and 3,571,328 shares, respectively]	231,237,138	92,041,998
Net asset value of shares issued in merger [0 and 33,031,410 shares, respectively] (Note 9)	—	850,565,565
Fund share repurchased [30,020,564 and 18,005,653 shares, respectively]	(755,546,686)	(459,377,253)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(524,309,548)	483,230,310

CAPITAL CONTRIBUTIONS (NOTE 4)	1,924,860	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(343,144,524)	392,201,961
NET ASSETS:
Beginning of year	2,124,948,190	1,732,746,229

End of year	$1,781,803,666	$2,124,948,190

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.0%
L3 Technologies, Inc.	75,766	$11,524,766

Banks — 3.7%
Eagle Bancorp, Inc.*	313,966	19,136,228
First Republic Bank	269,417	24,824,082

		43,960,310

Beverages — 3.7%
Brown-Forman Corp. (Class B Stock)(a)	392,251	17,619,915
Molson Coors Brewing Co. (Class B Stock)	124,817	12,145,942
Monster Beverage Corp.*	317,204	14,064,825

		43,830,682

Biotechnology — 3.1%
ACADIA Pharmaceuticals, Inc.*(a)	86,751	2,501,899
Alkermes PLC*(a)	211,884	11,776,513
Exelixis, Inc.*	282,160	4,207,006
Incyte Corp.*	131,177	13,153,118
Vertex Pharmaceuticals, Inc.*	65,913	4,855,811

		36,494,347

Building Products — 1.2%
Fortune Brands Home & Security, Inc.	275,033	14,703,264

Capital Markets — 6.8%
Affiliated Managers Group, Inc.*	123,233	17,905,755
Intercontinental Exchange, Inc.	451,482	25,472,614
Lazard Ltd. (Class A Stock)	306,042	12,575,266
Northern Trust Corp.	274,306	24,426,949

		80,380,584

Chemicals — 4.5%
Ashland Global Holdings, Inc.	180,870	19,767,282
RPM International, Inc.	430,730	23,186,196
Sherwin-Williams Co. (The)	22,568	6,064,924
Valvoline, Inc.(a)	193,342	4,156,853

		53,175,255

Containers & Packaging — 1.2%
Avery Dennison Corp.	201,062	14,118,574

Diversified Telecommunication Services — 2.6%
Level 3 Communications, Inc.*	275,016	15,499,902
SBA Communications Corp. (Class A Stock)*	147,404	15,220,937

		30,720,839

Electrical Equipment — 2.5%
Hubbell, Inc.	116,631	13,610,838
Sensata Technologies Holding NV*	403,246	15,706,432

		29,317,270

Electronic Equipment, Instruments & Components — 3.1%
Amphenol Corp. (Class A Stock)	549,142	36,902,342

Energy Equipment & Services — 0.4%
Dril-Quip, Inc.*(a)	78,789	4,731,279

Equity Real Estate Investment Trusts (REITs) — 2.1%
Equinix, Inc.	69,287	24,763,867

Food & Staples Retailing — 0.8%
Whole Foods Market, Inc.(a)	294,235	9,050,669

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products — 2.5%
Blue Buffalo Pet Products, Inc.*(a)	764,588	$18,380,696
TreeHouse Foods, Inc.*(a)	159,355	11,503,837

		29,884,533

Health Care Equipment & Supplies — 4.1%
C.R. Bard, Inc.	87,793	19,723,575
Edwards Lifesciences Corp.*	246,027	23,052,730
Nevro Corp.*(a)	88,656	6,441,745

		49,218,050

Health Care Providers & Services — 0.8%
VCA, Inc.*	133,954	9,195,942

Hotels, Restaurants & Leisure — 4.2%
Chipotle Mexican Grill, Inc.*(a)	49,317	18,608,290
Panera Bread Co. (Class A Stock)*(a)	150,054	30,774,575

		49,382,865

Household Durables — 1.6%
Newell Brands, Inc.	413,618	18,468,044

Industrial Conglomerates — 2.8%
Roper Technologies, Inc.	183,126	33,526,708

Internet & Direct Marketing Retail — 1.3%
Expedia, Inc.	141,146	15,989,019

Internet Software & Services — 0.3%
Match Group, Inc.*(a)	210,894	3,606,287

IT Services — 8.5%
Black Knight Financial Services, Inc. (Class A Stock)*(a)	553,321	20,915,534
Fidelity National Information Services, Inc.	236,175	17,864,276
Fiserv, Inc.*	84,945	9,027,955
FleetCor Technologies, Inc.*	140,090	19,825,537
Gartner, Inc.*	56,985	5,759,474
Global Payments, Inc.	216,289	15,012,619
Total System Services, Inc.	248,624	12,190,035

		100,595,430

Life Sciences Tools & Services — 3.9%
Agilent Technologies, Inc.	388,465	17,698,465
Illumina, Inc.*	43,926	5,624,285
Mettler-Toledo International, Inc.*	55,891	23,393,737

		46,716,487

Machinery — 8.1%
Fortive Corp.	340,375	18,254,311
IDEX Corp.	93,266	8,399,536
John Bean Technologies Corp.	104,885	9,014,866
Middleby Corp. (The)*	229,568	29,570,654
Xylem, Inc.	608,960	30,155,699

		95,395,066

Media — 1.0%
Scripps Networks Interactive, Inc. (Class A Stock)	168,888	12,053,537

Oil, Gas & Consumable Fuels — 1.1%
Concho Resources, Inc.*	96,331	12,773,491

Pharmaceuticals — 1.9%
Zoetis, Inc.	414,251	22,174,856

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 0.7%
Qorvo, Inc.*(a)	159,518	$8,411,384

Software — 7.3%
Electronic Arts, Inc.*	262,892	20,705,374
Intuit, Inc.	246,461	28,246,895
Mobileye NV*(a)	162,130	6,180,396
Red Hat, Inc.*	207,793	14,483,172
ServiceNow, Inc.*	126,101	9,374,348
Splunk, Inc.*(a)	146,689	7,503,142

		86,493,327

Specialty Retail — 8.3%
Advance Auto Parts, Inc.(a)	116,731	19,741,547
Five Below, Inc.*(a)	291,929	11,665,483
O’Reilly Automotive, Inc.*(a)	44,811	12,475,831
Ross Stores, Inc.	380,546	24,963,818
Ulta Salon Cosmetics & Fragrance, Inc.*	116,203	29,624,793

		98,471,472

Textiles, Apparel & Luxury Goods — 1.8%
Kate Spade & Co.*	390,131	7,283,746
PVH Corp.	67,043	6,049,960
Under Armour, Inc. (Class C Stock)*(a)	301,370	7,585,483

		20,919,189

TOTAL LONG-TERM INVESTMENTS (cost $1,063,519,554)		1,146,949,735

SHORT-TERM INVESTMENTS — 19.2%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	34,160,733	$34,160,733
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $192,629,116; includes $192,488,025 of cash collateral for securities on loan)(b)(w)	192,601,272	192,639,792

TOTAL SHORT-TERM INVESTMENTS (cost $226,789,849)(Note 4)		226,800,525

TOTAL INVESTMENTS —116.1% (cost $1,290,309,403)		1,373,750,260
Liabilities in excess of other assets — (16.1)%		(190,943,495)

NET ASSETS — 100.0%		$1,182,806,765

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $187,475,655; cash collateral of $192,488,025 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$11,524,766	$—	$—
Banks	43,960,310	—	—
Beverages	43,830,682	—	—
Biotechnology	36,494,347	—	—
Building Products	14,703,264	—	—
Capital Markets	80,380,584	—	—
Chemicals	53,175,255	—	—
Containers & Packaging	14,118,574	—	—
Diversified Telecommunication Services	30,720,839	—	—
Electrical Equipment	29,317,270	—	—
Electronic Equipment, Instruments & Components	36,902,342	—	—
Energy Equipment & Services	4,731,279	—	—
Equity Real Estate Investment Trusts (REITs)	24,763,867	—	—
Food & Staples Retailing	9,050,669	—	—
Food Products	29,884,533	—	—
Health Care Equipment & Supplies	49,218,050	—	—
Health Care Providers & Services	9,195,942	—	—
Hotels, Restaurants & Leisure	49,382,865	—	—
Household Durables	18,468,044	—	—
Industrial Conglomerates	33,526,708	—	—
Internet & Direct Marketing Retail	15,989,019	—	—
Internet Software & Services	3,606,287	—	—
IT Services	100,595,430	—	—
Life Sciences Tools & Services	46,716,487	—	—
Machinery	95,395,066	—	—
Media	12,053,537	—	—
Oil, Gas & Consumable Fuels	12,773,491	—	—
Pharmaceuticals	22,174,856	—	—
Semiconductors & Semiconductor Equipment	8,411,384	—	—
Software	86,493,327	—	—
Specialty Retail	98,471,472	—	—
Textiles, Apparel & Luxury Goods	20,919,189	—	—
Affiliated Mutual Funds	226,800,525	—	—

Total	$1,373,750,260	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (16.3% represents investments purchased with collateral from securities on loan)	19.2%
IT Services	8.5
Specialty Retail	8.3
Machinery	8.1
Software	7.3
Capital Markets	6.8
Chemicals	4.5
Hotels, Restaurants & Leisure	4.2
Health Care Equipment & Supplies	4.1
Life Sciences Tools & Services	3.9
Banks	3.7
Beverages	3.7
Biotechnology	3.1
Electronic Equipment, Instruments & Components	3.1
Industrial Conglomerates	2.8
Diversified Telecommunication Services	2.6

Electrical Equipment	2.5%
Food Products	2.5
Equity Real Estate Investment Trusts (REITs)	2.1
Pharmaceuticals	1.9
Textiles, Apparel & Luxury Goods	1.8
Household Durables	1.6
Internet & Direct Marketing Retail	1.3
Building Products	1.2
Containers & Packaging	1.2
Oil, Gas & Consumable Fuels	1.1
Aerospace & Defense	1.0
Media	1.0
Food & Staples Retailing	0.8
Health Care Providers & Services	0.8
Semiconductors & Semiconductor Equipment	0.7
Energy Equipment & Services	0.4
Internet Software & Services	0.3

116.1
Liabilities in excess of other assets	(16.1)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$187,475,655	$(187,475,655)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $187,475,655:
Unaffiliated investments (cost $1,063,519,554)	$1,146,949,735
Affiliated investments (cost $226,789,849)	226,800,525
Receivable for fund share sold	1,668,102
Dividends and interest receivable	333,210
Tax reclaim receivable	19,128
Prepaid expenses	11,457

Total Assets	1,375,782,157

LIABILITIES:
Payable to broker for collateral for securities on loan	192,488,025
Advisory fees payable	317,798
Accrued expenses and other liabilities	120,980
Distribution fee payable	40,296
Payable for fund share repurchased	7,947
Affiliated transfer agent fee payable	346

Total Liabilities	192,975,392

NET ASSETS	$1,182,806,765

Net assets were comprised of:
Paid-in capital	$733,450,716

Retained earnings	449,356,049
Net assets, December 31, 2016	$1,182,806,765

Net asset value and redemption price per share, $1,182,806,765 / 159,357,738 outstanding shares of beneficial interest	$7.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$8,046,822
Income from securities lending, net (including affiliated income of $965,932)	1,205,675
Affiliated dividend income	211,695

9,464,192

EXPENSES
Advisory fees	9,955,274
Distribution fee	3,053,045
Custodian and accounting fees	123,000
Audit fee	23,000
Trustees’ fees	23,000
Insurance expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	6,000
Shareholders’ reports	6,000
Loan interest expense	549
Miscellaneous	9,255

Total expenses	13,227,123
Less: advisory fee waivers and/or expense reimbursement	(1,256,801)

Net expenses	11,970,322

NET INVESTMENT INCOME (LOSS)	(2,506,130)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $32,440)	(31,434,677)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $10,676)	38,182,192
Foreign currencies	471

38,182,663

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	6,747,986

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,241,856

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,506,130)	$(2,397,221)
Net realized gain (loss) on investment transactions	(31,434,677)	203,179,645
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	38,182,663	(249,566,545)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,241,856	(48,784,121)

FUND SHARE TRANSACTIONS:
Fund share sold [29,594,502 and 9,193,987 shares, respectively]	208,652,539	69,425,515
Net asset value of shares issued in merger [0 and 101,293,411 shares, respectively] (Note 9)	—	749,572,387
Fund share repurchased [52,432,368 and 20,420,700 shares, respectively]	(361,226,438)	(152,701,099)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(152,573,899)	666,296,803

CAPITAL CONTRIBUTIONS (NOTE 4)	1,005,582	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(147,326,461)	617,512,682
NET ASSETS:
Beginning of year	1,330,133,226	712,620,544

End of year	$1,182,806,765	$1,330,133,226

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS — 98.2%	Shares	Value (Note 2)
Aerospace & Defense — 2.2%
Curtiss-Wright Corp.	52,366	$5,150,720
Esterline Technologies Corp.*	55,532	4,953,454
KLX, Inc.*	123,444	5,568,559
Moog, Inc. (Class A Stock)*	77,457	5,087,376

		20,760,109

Air Freight & Logistics — 1.3%
Forward Air Corp.	71,184	3,372,698
XPO Logistics, Inc.*(a)	209,387	9,037,143

		12,409,841

Airlines — 0.3%
Spirit Airlines, Inc.*	40,471	2,341,652

Auto Components — 0.6%
Cooper Tire & Rubber Co.	24,095	936,091
Dana, Inc.	115,768	2,197,277
Standard Motor Products, Inc.	28,613	1,522,784
Tower International, Inc.	49,217	1,395,302

		6,051,454

Banks — 21.2%
Ameris Bancorp(a)	78,779	3,434,764
BancorpSouth, Inc.	138,610	4,303,841
Bank of the Ozarks, Inc.(a)	80,015	4,207,989
Banner Corp.	134,092	7,483,675
BNC Bancorp	146,271	4,666,045
Boston Private Financial Holdings, Inc.(a)	220,201	3,644,327
Brookline Bancorp, Inc.	185,005	3,034,081
CenterState Banks, Inc.	72,961	1,836,428
CoBiz Financial, Inc.	144,826	2,446,111
Columbia Banking System, Inc.	169,032	7,552,350
Community Bank System, Inc.(a)	97,224	6,007,471
ConnectOne Bancorp, Inc.	107,318	2,784,902
CU Bancorp*	51,217	1,833,569
CVB Financial Corp.(a)	301,915	6,922,911
First Financial Bankshares, Inc.(a)	134,386	6,074,247
First Merchants Corp.	145,201	5,466,818
First Midwest Bancorp, Inc.	168,986	4,263,517
First of Long Island Corp. (The)	57,654	1,646,022
Flushing Financial Corp.	107,725	3,166,038
Glacier Bancorp, Inc.	169,607	6,144,862
Great Western Bancorp, Inc.	166,802	7,270,899
Heritage Financial Corp.	88,260	2,272,695
Home BancShares, Inc.	170,471	4,733,980
Independent Bank Corp.	79,267	5,584,360
Independent Bank Group, Inc.	40,186	2,507,606
Lakeland Financial Corp.	63,979	3,030,045
LegacyTexas Financial Group, Inc.	194,011	8,354,114
MB Financial, Inc.	176,512	8,336,662
PacWest Bancorp	129,274	7,037,677
Pinnacle Financial Partners, Inc.	105,795	7,331,594
PrivateBancorp, Inc.	105,816	5,734,169
Prosperity Bancshares, Inc.(a)	116,215	8,341,913
Renasant Corp.	149,141	6,296,733
Sandy Spring Bancorp, Inc.	57,693	2,307,143
South State Corp.	69,282	6,055,247
State Bank Financial Corp.	117,919	3,167,304

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Texas Capital Bancshares, Inc.*	91,128	$7,144,435
TriCo Bancshares	63,485	2,169,917
Webster Financial Corp.(a)	248,663	13,497,428

		198,093,889

Building Products — 0.7%
Gibraltar Industries, Inc.*	95,478	3,976,659
Masonite International Corp.*	43,224	2,844,139

		6,820,798

Capital Markets — 1.4%
Golub Capital BDC, Inc.	57,211	1,052,110
OM Asset Management PLC	228,319	3,310,626
Stifel Financial Corp.*	141,682	7,077,016
Virtu Financial, Inc. (Class A Stock)(a)	88,264	1,407,811

		12,847,563

Chemicals — 1.8%
Methanex Corp. (Canada)(a)	5,446	238,535
Minerals Technologies, Inc.	85,229	6,583,940
Olin Corp.(a)	70,164	1,796,900
Quaker Chemical Corp.	20,733	2,652,580
Trinseo SA	44,536	2,640,985
WR Grace & Co.	40,258	2,723,051

		16,635,991

Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	174,605	7,130,868
Advanced Disposal Services, Inc.*	140,936	3,131,598
Mobile Mini, Inc.	83,548	2,527,327
MSA Safety, Inc.	23,976	1,662,256

		14,452,049

Communications Equipment — 1.5%
Ixia*	237,296	3,820,466
NetScout Systems, Inc.*	148,734	4,685,121
Viavi Solutions, Inc.*	663,168	5,424,714

		13,930,301

Construction & Engineering — 1.0%
EMCOR Group, Inc.	103,643	7,333,779
Granite Construction, Inc.	41,004	2,255,220

		9,588,999

Construction Materials — 1.0%
Eagle Materials, Inc.	57,759	5,690,994
Summit Materials, Inc. (Class A Stock)*	145,051	3,450,763

		9,141,757

Containers & Packaging — 0.7%
Berry Plastics Group, Inc.*	128,205	6,247,430

Distributors — 0.3%
Core-Mark Holding Co., Inc.(a)	74,101	3,191,530

Electric Utilities — 2.3%
IDACORP, Inc.	89,463	7,206,245
PNM Resources, Inc.	209,118	7,172,747
Portland General Electric Co.	156,698	6,789,724

		21,168,716

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment — 0.2%
Thermon Group Holdings, Inc.*	119,894	$2,288,776

Electronic Equipment, Instruments & Components — 2.9%
Anixter International, Inc.*	63,520	5,148,295
CTS Corp.	144,066	3,227,078
OSI Systems, Inc.*	23,426	1,783,187
Plexus Corp.*	66,459	3,591,444
SYNNEX Corp.	52,761	6,385,136
Tech Data Corp.*	78,829	6,675,240

		26,810,380

Energy Equipment & Services — 0.3%
Fairmount Santrol Holdings, Inc.*	92,554	1,091,212
Oceaneering International, Inc.	59,965	1,691,613

		2,782,825

Equity Real Estate Investment Trusts (REITs) — 7.9%
Acadia Realty Trust(a)	220,553	7,207,672
Care Capital Properties, Inc.(a)	243,828	6,095,699
Chesapeake Lodging Trust	342,619	8,860,127
Columbia Property Trust, Inc.	85,125	1,838,700
CubeSmart	157,619	4,219,461
CyrusOne, Inc.	160,278	7,169,235
Highwoods Properties, Inc.	61,207	3,122,169
Hudson Pacific Properties, Inc.	125,221	4,355,186
Life Storage, Inc.	47,762	4,072,188
Pebblebrook Hotel Trust(a)	352,634	10,490,862
PS Business Parks, Inc.	40,770	4,750,520
RLJ Lodging Trust	177,928	4,357,457
Terreno Realty Corp.	263,431	7,505,149

		74,044,425

Food & Staples Retailing — 0.3%
SpartanNash Co.	23,000	909,420
SUPERVALU, Inc.*	478,511	2,234,646

		3,144,066

Food Products — 1.1%
AdvancePierre Foods Holdings, Inc.(a)	174,497	5,196,521
Pinnacle Foods, Inc.	90,503	4,837,385

		10,033,906

Gas Utilities — 2.4%
New Jersey Resources Corp.	171,464	6,086,972
South Jersey Industries, Inc.(a)	123,224	4,151,417
Southwest Gas Corp.	62,309	4,774,116
WGL Holdings, Inc.	102,614	7,827,396

		22,839,901

Health Care Equipment & Supplies —1.3%
CONMED Corp.(a)	91,784	4,054,099
ICU Medical, Inc.*	16,741	2,466,786
Integra LifeSciences Holdings Corp.*(a)	41,341	3,546,644
Wright Medical Group NV*(a)	97,550	2,241,699

		12,309,228

Health Care Providers & Services — 1.3%
Acadia Healthcare Co., Inc.*(a)	66,318	2,195,126
American Renal Associates Holdings, Inc.*(a)	65,987	1,404,203
AMN Healthcare Services, Inc.*	33,167	1,275,271

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Envision Healthcare Corp.*	45,260	$2,864,505
VCA, Inc.*	62,307	4,277,376

		12,016,481

Health Care Technology — 0.2%
HMS Holdings Corp.*	88,351	1,604,454

Hotels, Restaurants & Leisure — 2.6%
Extended Stay America, Inc.	131,841	2,129,232
Jack in the Box, Inc.	56,871	6,349,078
Marriott Vacations Worldwide Corp.(a)	69,132	5,865,850
Red Rock Resorts, Inc. (Class A Stock)	145,717	3,379,177
Sonic Corp.(a)	63,175	1,674,769
Vail Resorts, Inc.	28,024	4,520,551

		23,918,657

Household Durables — 0.9%
CalAtlantic Group, Inc.(a)	65,579	2,230,342
Meritage Homes Corp.*(a)	65,654	2,284,759
TopBuild Corp.*	64,499	2,296,164
William Lyon Homes (Class A Stock)*(a)	60,934	1,159,574

		7,970,839

Household Products — 0.5%
Spectrum Brands Holdings, Inc.(a)	35,042	4,286,688

Insurance — 4.3%
Allied World Assurance Co. Holdings AG (Switzerland)	92,134	4,948,517
AMERISAFE, Inc.	43,442	2,708,609
AmTrust Financial Services, Inc.(a)	101,587	2,781,452
CNO Financial Group, Inc.	383,861	7,350,938
Enstar Group Ltd. (Bermuda)*(g)	12,857	2,541,829
Kinsale Capital Group, Inc.	65,942	2,242,687
Maiden Holdings Ltd.	246,809	4,306,817
National General Holdings Corp.	179,173	4,477,533
ProAssurance Corp.	71,670	4,027,854
RLI Corp.(a)	75,508	4,766,820

		40,153,056

Internet Software & Services — 0.4%
Cornerstone OnDemand, Inc.*	85,317	3,609,762

IT Services — 1.0%
Convergys Corp.	127,307	3,126,660
DST Systems, Inc.	32,347	3,465,981
MAXIMUS, Inc.	53,807	3,001,893

		9,594,534

Life Sciences Tools & Services — 0.8%
PRA Health Sciences, Inc.*	69,968	3,856,636
VWR Corp.*	125,930	3,152,028

		7,008,664

Machinery — 2.9%
Barnes Group, Inc.	81,391	3,859,561
Federal Signal Corp.	145,381	2,269,397
ITT, Inc.	127,157	4,904,445
RBC Bearings, Inc.*	21,491	1,994,580
Rexnord Corp.*	86,842	1,701,235
Standex International Corp.	22,952	2,016,333
TriMas Corp.*	211,723	4,975,491

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Watts Water Technologies, Inc. (Class A Stock)	60,033	$3,914,152
Woodward, Inc.	26,221	1,810,560

		27,445,754

Media — 2.2%
Live Nation Entertainment, Inc.*	245,945	6,542,137
Nexstar Broadcasting Group, Inc. (Class A Stock)(a)	77,798	4,924,613
Regal Entertainment Group (Class A Stock)(a)	180,360	3,715,416
TEGNA, Inc.	127,138	2,719,482
Time, Inc.	121,900	2,175,915

		20,077,563

Metals & Mining — 1.5%
AK Steel Holding Corp.*(a)	447,294	4,566,872
Allegheny Technologies, Inc.(a)	86,085	1,371,334
Cliffs Natural Resources, Inc.*(a)	161,367	1,357,096
Hecla Mining Co.	195,115	1,022,403
Kaiser Aluminum Corp.	28,536	2,216,962
Royal Gold, Inc.	22,012	1,394,460
Ryerson Holding Corp.*	119,781	1,599,076

		13,528,203

Mortgage Real Estate Investment Trusts (REITs) — 2.1%
Blackstone Mortgage Trust, Inc. (Class A Stock)	200,441	6,027,261
MFA Financial, Inc.	479,433	3,658,074
PennyMac Mortgage Investment Trust	202,701	3,318,215
Two Harbors Investment Corp.	715,730	6,241,166

		19,244,716

Multiline Retail — 0.3%
J.C. Penney Co., Inc.*(a)	300,756	2,499,282

Multi-Utilities — 0.7%
Black Hills Corp.(a)	96,315	5,907,962
NorthWestern Corp.	6,297	358,110

		6,266,072

Oil, Gas & Consumable Fuels — 5.5%
Callon Petroleum Co.*	236,668	3,637,587
Carrizo Oil & Gas, Inc.*	93,608	3,496,259
Golar LNG Ltd. (Bermuda)(a)	202,088	4,635,899
Parsley Energy, Inc. (Class A Stock)*	146,844	5,174,783
PDC Energy, Inc.*(a)	101,746	7,384,725
Rice Energy, Inc.*	323,869	6,914,603
RSP Permian, Inc.*	205,118	9,152,365
SM Energy Co.	91,081	3,140,473
Synergy Resources Corp.*(a)	375,480	3,345,527
WPX Energy, Inc.*	282,131	4,110,649

		50,992,870

Paper & Forest Products — 0.5%
KapStone Paper and Packaging Corp.	203,232	4,481,266
Mercer International, Inc. (Canada)	53,741	572,342

		5,053,608

Personal Products
Avon Products, Inc.*	81,976	413,159

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 0.5%
Catalent, Inc.*	121,416	$3,273,375
Prestige Brands Holdings, Inc.*	28,115	1,464,792

		4,738,167

Professional Services — 0.4%
On Assignment, Inc.*	94,755	4,184,381

Real Estate Investment Trusts (REITs) — 0.7%
Mid-America Apartment Communities, Inc.	65,766	6,439,807

Real Estate Management & Development — 0.6%
Kennedy-Wilson Holdings, Inc.	282,213	5,785,367

Road & Rail — 0.2%
Knight Transportation, Inc.(a)	66,485	2,197,329
Saia, Inc.*	2,293	101,236

		2,298,565

Semiconductors & Semiconductor Equipment — 3.1%
Cabot Microelectronics Corp.	44,026	2,781,122
Cypress Semiconductor Corp.(a)	291,721	3,337,288
Entegris, Inc.*	338,896	6,066,238
Intersil Corp. (Class A Stock)	192,091	4,283,629
MKS Instruments, Inc.	83,150	4,939,110
Semtech Corp.*	170,545	5,380,695
Silicon Laboratories, Inc.*	27,380	1,779,700

		28,567,782

Software — 2.1%
Bottomline Technologies de, Inc.*(a)	101,035	2,527,896
CommVault Systems, Inc.*	76,388	3,926,343
Imperva, Inc.*	44,762	1,718,861
Mentor Graphics Corp.(a)	102,047	3,764,514
MicroStrategy, Inc. (Class A Stock)*	1,715	338,541
Verint Systems, Inc.*	200,899	7,081,690

		19,357,845

Specialty Retail — 2.2%
Boot Barn Holdings, Inc.*(a)	130,676	1,636,064
Burlington Stores, Inc.*(a)	88,538	7,503,596
DSW, Inc. (Class A Stock)(a)	19,006	430,486
Express, Inc.*	46,012	495,089
Lithia Motors, Inc. (Class A Stock)(a)	53,148	5,146,321
Monro Muffler Brake, Inc.(a)	23,352	1,335,734
Office Depot, Inc.	473,188	2,138,810
Party City Holdco, Inc.*(a)	151,972	2,158,002

		20,844,102

Technology Hardware, Storage & Peripherals — 0.3%
Electronics For Imaging, Inc.*(a)	67,219	2,948,225

Textiles, Apparel & Luxury Goods — 0.5%
Columbia Sportswear Co.	45,170	2,633,411
Steven Madden Ltd.*	65,338	2,335,834

		4,969,245

Thrifts & Mortgage Finance — 2.7%
Dime Community Bancshares, Inc.	63,710	1,280,571
OceanFirst Financial Corp.	65,313	1,961,349
Oritani Financial Corp.(a)	80,836	1,515,675
Provident Financial Services, Inc.	148,923	4,214,521
Radian Group, Inc.	548,180	9,856,276
Washington Federal, Inc.	80,411	2,762,118

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance (continued)
WSFS Financial Corp.	75,163	$3,483,805

		25,074,315

Trading Companies & Distributors — 2.7%
Beacon Roofing Supply, Inc.*	120,827	5,566,500
Herc Holdings, Inc.*	98,953	3,973,952
Kaman Corp.(a)	83,491	4,085,215
NOW, Inc.*	104,763	2,144,499
Univar, Inc.*	199,293	5,653,942
WESCO International, Inc.*	51,122	3,402,169

		24,826,277

Water Utilities — 0.3%
California Water Service Group	85,765	2,907,434

TOTAL COMMON STOCKS (cost $721,509,265)		916,561,460

UNAFFILIATED EXCHANGE TRADED FUND — 0.5%
iShares Russell 2000 Value Index Fund(a) (cost $3,990,783)	39,041	4,643,537

TOTAL LONG-TERM INVESTMENTS (cost $725,500,048)		921,204,997

COMMON STOCKS (continued)	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 18.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	10,941,278	$10,941,278
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $158,516,473; includes $158,405,139 of cash collateral for securities on loan)(b)(w)	158,485,071	158,516,768

TOTAL SHORT-TERM INVESTMENTS (cost $169,457,751)(Note 4)		169,458,046

TOTAL INVESTMENTS — 116.9% (cost $894,957,799)		1,090,663,043
Liabilities in excess of other assets — (16.9)%		(157,404,113)

NET ASSETS — 100.0%		$933,258,930

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $153,803,262; cash collateral of $158,405,139 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$20,760,109	$—	$—
Air Freight & Logistics	12,409,841	—	—
Airlines	2,341,652	—	—
Auto Components	6,051,454	—	—
Banks	198,093,889	—	—
Building Products	6,820,798	—	—
Capital Markets	12,847,563	—	—
Chemicals	16,635,991	—	—
Commercial Services & Supplies	14,452,049	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Communications Equipment	$13,930,301	$—	$—
Construction & Engineering	9,588,999	—	—
Construction Materials	9,141,757	—	—
Containers & Packaging	6,247,430	—	—
Distributors	3,191,530	—	—
Electric Utilities	21,168,716	—	—
Electrical Equipment	2,288,776	—	—
Electronic Equipment, Instruments & Components	26,810,380	—	—
Energy Equipment & Services	2,782,825	—	—
Equity Real Estate Investment Trusts (REITs)	74,044,425	—	—
Food & Staples Retailing	3,144,066	—	—
Food Products	10,033,906	—	—
Gas Utilities	22,839,901	—	—
Health Care Equipment & Supplies	12,309,228	—	—
Health Care Providers & Services	12,016,481	—	—
Health Care Technology	1,604,454	—	—
Hotels, Restaurants & Leisure	23,918,657	—	—
Household Durables	7,970,839	—	—
Household Products	4,286,688	—	—
Insurance	40,153,056	—	—
Internet Software & Services	3,609,762	—	—
IT Services	9,594,534	—	—
Life Sciences Tools & Services	7,008,664	—	—
Machinery	27,445,754	—	—
Media	20,077,563	—	—
Metals & Mining	13,528,203	—	—
Mortgage Real Estate Investment Trusts (REITs)	19,244,716	—	—
Multiline Retail	2,499,282	—	—
Multi-Utilities	6,266,072	—	—
Oil, Gas & Consumable Fuels	50,992,870	—	—
Paper & Forest Products	5,053,608	—	—
Personal Products	413,159	—	—
Pharmaceuticals	4,738,167	—	—
Professional Services	4,184,381	—	—
Real Estate Investment Trusts (REITs)	6,439,807	—	—
Real Estate Management & Development	5,785,367	—	—
Road & Rail	2,298,565	—	—
Semiconductors & Semiconductor Equipment	28,567,782	—	—
Software	19,357,845	—	—
Specialty Retail	20,844,102	—	—
Technology Hardware, Storage & Peripherals	2,948,225	—	—
Textiles, Apparel & Luxury Goods	4,969,245	—	—
Thrifts & Mortgage Finance	25,074,315	—	—
Trading Companies & Distributors	24,826,277	—	—
Water Utilities	2,907,434	—	—
Unaffiliated Exchange Traded Fund	4,643,537	—	—
Affiliated Mutual Funds	169,458,046	—	—

Total	$1,090,663,043	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	21.2%
Affiliated Mutual Funds (17.0% represents investments purchased with collateral from securities on loan)	18.2
Equity Real Estate Investment Trusts (REITs)	7.9
Oil, Gas & Consumable Fuels	5.5
Insurance	4.3
Semiconductors & Semiconductor Equipment	3.1
Machinery	2.9

Electronic Equipment, Instruments & Components	2.9%
Thrifts & Mortgage Finance	2.7
Trading Companies & Distributors	2.7
Hotels, Restaurants & Leisure	2.6
Gas Utilities	2.4
Electric Utilities	2.3
Specialty Retail	2.2
Aerospace & Defense	2.2
Media	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Software	2.1%
Mortgage Real Estate Investment Trusts (REITs)	2.1
Chemicals	1.8
Commercial Services & Supplies	1.5
Communications Equipment	1.5
Metals & Mining	1.5
Capital Markets	1.4
Air Freight & Logistics	1.3
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	1.3
Food Products	1.1
IT Services	1.0
Construction & Engineering	1.0
Construction Materials	1.0
Household Durables	0.9
Life Sciences Tools & Services	0.8
Building Products	0.7
Real Estate Investment Trusts (REITs)	0.7
Multi-Utilities	0.7
Containers & Packaging	0.7
Auto Components	0.6
Real Estate Management & Development	0.6

Paper & Forest Products	0.5%
Textiles, Apparel & Luxury Goods	0.5
Pharmaceuticals	0.5
Household Products	0.5
Unaffiliated Exchange Traded Funds	0.5
Professional Services	0.4
Internet Software & Services	0.4
Distributors	0.3
Food & Staples Retailing	0.3
Technology Hardware, Storage & Peripherals	0.3
Water Utilities	0.3
Energy Equipment & Services	0.3
Multiline Retail	0.3
Airlines	0.3
Road & Rail	0.2
Electrical Equipment	0.2
Health Care Technology	0.2

116.9
Liabilities in excess of other assets	(16.9)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$153,803,262	$(153,803,262)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $153,803,262:
Unaffiliated investments (cost $725,500,048)	$921,204,997
Affiliated investments (cost $169,457,751)	169,458,046
Dividends receivable	2,257,971
Receivable for investments sold	1,831,980
Tax reclaim receivable	33,184
Prepaid expenses	6,267

Total Assets	1,094,792,445

LIABILITIES:
Payable to broker for collateral for securities on loan	158,405,139
Payable for investments purchased	2,223,345
Advisory fees payable	397,055
Payable for fund share repurchased	380,796
Accrued expenses and other liabilities	95,036
Distribution fee payable	31,798
Affiliated transfer agent fee payable	346

Total Liabilities	161,533,515

NET ASSETS	$933,258,930

Net assets were comprised of:
Paid-in capital	$436,237,093
Retained earnings	497,021,837

Net assets, December 31, 2016	$933,258,930

Net asset value and redemption price per share, $933,258,930 / 44,076,911 outstanding shares of beneficial interest	$21.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $5,224 foreign withholding tax)	$13,716,826
Income from securities lending, net (including affiliated income of $355,229)	411,834
Affiliated dividend income	130,056

14,258,716

EXPENSES
Advisory fees	6,281,457
Distribution fee	2,035,368
Custodian and accounting fees	152,000
Audit fee	25,000
Trustees’ fees	16,000
Insurance expenses	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	4,000
Loan interest expense	159
Miscellaneous.	13,775

Total expenses	8,555,759
Less: advisory fee waivers and/or expense reimbursement	(105,839)

Net expenses	8,449,920

NET INVESTMENT INCOME (LOSS)	5,808,796

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $24,323)	42,134,641

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $295)	131,513,452
Foreign currencies	951

131,514,403

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	173,649,044

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$179,457,840

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$5,808,796	$5,390,359
Net realized gain (loss) on investment transactions	42,134,641	42,235,638
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	131,514,403	(97,499,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	179,457,840	(49,873,244)

FUND SHARE TRANSACTIONS:
Fund share sold [7,120,000 and 3,341,554 shares, respectively]	120,528,926	59,195,597
Fund share repurchased [10,060,548 and 7,609,615 shares, respectively]	(167,889,521)	(132,572,676)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(47,360,595)	(73,377,079)

CAPITAL CONTRIBUTIONS (NOTE 4)	435,821	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	132,533,066	(123,250,323)
NET ASSETS:
Beginning of year	800,725,864	923,976,187

End of year	$933,258,930	$800,725,864

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.1%
Boeing Co. (The)	144,500	$22,495,760
Embraer SA (Brazil), ADR(a)	384,400	7,399,700

		29,895,460

Auto Components — 1.8%
Adient PLC*	251,300	14,726,180
Magna International, Inc. (Canada)	248,100	10,767,540

		25,493,720

Automobiles — 2.6%
General Motors Co.	598,700	20,858,708
Harley-Davidson, Inc.(a)	120,000	7,000,800
Honda Motor Co. Ltd. (Japan), ADR	334,000	9,749,460

		37,608,968

Banks — 14.5%
Bank of America Corp.	2,530,654	55,927,454
Citigroup, Inc.	1,193,860	70,951,101
Citizens Financial Group, Inc.	604,800	21,549,024
JPMorgan Chase & Co.	387,100	33,402,859
Wells Fargo & Co.	487,683	26,876,210

		208,706,648

Building Products — 2.0%
Johnson Controls International PLC	701,007	28,874,478

Capital Markets — 4.1%
Goldman Sachs Group, Inc. (The)	90,400	21,646,280
State Street Corp.	472,700	36,738,244

		58,384,524

Communications Equipment — 2.4%
Telefonaktiebolaget LM Ericsson (Sweden), ADR(a)	5,865,900	34,198,197

Consumer Finance — 2.7%
Capital One Financial Corp.	449,600	39,223,104

Containers & Packaging — 1.9%
International Paper Co.	514,200	27,283,452

Electric Utilities — 0.5%
PPL Corp.	218,600	7,443,330

Electronic Equipment, Instruments & Components — 3.9%
Corning, Inc.	1,717,900	41,693,433
TE Connectivity Ltd.	208,400	14,437,952

		56,131,385

Food & Staples Retailing — 1.2%
Wal-Mart Stores, Inc.	249,800	17,266,176

Health Care Equipment & Supplies — 1.5%
Medtronic PLC	99,600	7,094,508
Zimmer Biomet Holdings, Inc.	138,500	14,293,200

		21,387,708

Health Care Providers & Services — 3.0%
Anthem, Inc.	302,000	43,418,540

Independent Power & Renewable Electricity Producers — 2.9%
Calpine Corp.*	2,413,000	27,580,590

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
NRG Energy, Inc.	1,155,600	$14,167,656

		41,748,246

Industrial Conglomerates — 1.6%
Koninklijke Philips NV (Netherlands), NVDR	745,232	22,781,742

Insurance — 7.4%
Allstate Corp. (The)	202,500	15,009,300
American International Group, Inc.	1,109,200	72,441,852
Travelers Cos., Inc. (The)	153,900	18,840,438

		106,291,590

Machinery — 6.2%
CNH Industrial NV (United Kingdom)(a)	2,564,300	22,283,767
Cummins, Inc.	282,000	38,540,940
PACCAR, Inc.	108,700	6,945,930
Parker-Hannifin Corp.	154,100	21,574,000

		89,344,637

Media — 5.3%
CBS Corp. (Class B Stock)	283,400	18,029,908
Comcast Corp. (Class A Stock)	315,300	21,771,465
Discovery Communications, Inc. (Class A Stock)*(a)	1,015,200	27,826,632
Discovery Communications, Inc. (Class C Stock)*	312,000	8,355,360

		75,983,365

Multiline Retail — 0.8%
Target Corp.(a)	169,900	12,271,877

Oil, Gas & Consumable Fuels — 10.1%
Hess Corp.(a)	540,400	33,661,516
Marathon Oil Corp.(a)	3,307,800	57,258,018
Murphy Oil Corp.(a)	861,700	26,824,721
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	514,093	27,956,377

		145,700,632

Pharmaceuticals — 4.0%
GlaxoSmithKline PLC (United Kingdom), ADR(a)	578,000	22,258,780
Sanofi (France), ADR(a)	886,100	35,833,884

		58,092,664

Professional Services — 0.4%
ManpowerGroup, Inc.	64,800	5,758,776

Software — 7.3%
Microsoft Corp.	883,450	54,897,583
Oracle Corp.	1,300,700	50,011,915

		104,909,498

Specialty Retail — 1.2%
Bed Bath & Beyond, Inc.(a)	424,600	17,255,744

Technology Hardware, Storage & Peripherals — 4.0%
Hewlett Packard Enterprise Co.	2,478,100	57,343,234

Wireless Telecommunication Services — 2.3%
Vodafone Group PLC (United Kingdom), ADR	1,332,645	32,556,517

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $1,275,348,816)		$1,405,354,212

SHORT-TERM INVESTMENTS — 11.6%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w) .	28,506,406	28,506,406
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $137,955,083; includes $137,819,052 of cash collateral for securities on loan)(b)(w)	137,922,038	137,949,622

TOTAL SHORT-TERM INVESTMENTS (cost $166,461,489) (Note 4)		166,456,028

TOTAL INVESTMENTS — 109.3% (cost $1,441,810,305)		1,571,810,240
Liabilities in excess of other assets — (9.3)%		(134,121,839)

NET ASSETS — 100.0%		$1,437,688,401

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $133,899,923; cash collateral of $137,819,052 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$29,895,460	$—	$—
Auto Components	25,493,720	—	—
Automobiles	37,608,968	—	—
Banks	208,706,648	—	—
Building Products	28,874,478	—	—
Capital Markets	58,384,524	—	—
Communications Equipment	34,198,197	—	—
Consumer Finance	39,223,104	—	—
Containers & Packaging	27,283,452	—	—
Electric Utilities	7,443,330	—	—
Electronic Equipment, Instruments & Components	56,131,385	—	—
Food & Staples Retailing	17,266,176	—	—
Health Care Equipment & Supplies	21,387,708	—	—
Health Care Providers & Services	43,418,540	—	—
Independent Power & Renewable Electricity Producers	41,748,246	—	—
Industrial Conglomerates	22,781,742	—	—
Insurance	106,291,590	—	—
Machinery	89,344,637	—	—
Media	75,983,365	—	—
Multiline Retail	12,271,877	—	—
Oil, Gas & Consumable Fuels	145,700,632	—	—
Pharmaceuticals	58,092,664	—	—
Professional Services	5,758,776	—	—
Software	104,909,498	—	—
Specialty Retail	17,255,744	—	—
Technology Hardware, Storage & Peripherals	57,343,234	—	—
Wireless Telecommunication Services	32,556,517	—	—
Affiliated Mutual Funds	166,456,028	—	—

Total	$1,571,810,240	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	14.5%
Affiliated Mutual Funds (9.6% represents investments purchased with collateral from securities on loan)	11.6
Oil, Gas & Consumable Fuels	10.1
Insurance	7.4
Software	7.3
Machinery	6.2
Media	5.3
Capital Markets	4.1
Pharmaceuticals	4.0
Technology Hardware, Storage & Peripherals	4.0
Electronic Equipment, Instruments & Components	3.9
Health Care Providers & Services	3.0
Independent Power & Renewable Electricity Producers	2.9
Consumer Finance	2.7

Automobiles	2.6%
Communications Equipment	2.4
Wireless Telecommunication Services	2.3
Aerospace & Defense	2.1
Building Products	2.0
Containers & Packaging	1.9
Auto Components	1.8
Industrial Conglomerates	1.6
Health Care Equipment & Supplies	1.5
Food & Staples Retailing	1.2
Specialty Retail	1.2
Multiline Retail	0.8
Electric Utilities	0.5
Professional Services	0.4

109.3
Liabilities in excess of other assets	(9.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$133,899,923	$(133,899,923)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $133,899,923:
Unaffiliated investments (cost $1,275,348,816)	$1,405,354,212
Affiliated investments (cost $166,461,489)	166,456,028
Dividends and interest receivable	1,862,664
Receivable for fund share sold	1,355,047
Tax reclaim receivable	1,328,208
Prepaid expenses	9,553

Total Assets	1,576,365,712

LIABILITIES:
Payable to broker for collateral for securities on loan	137,819,052
Advisory fees payable	405,792
Payable for fund share repurchased	297,139
Accrued expenses and other liabilities	105,406
Distribution fee payable	49,340
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	236

Total Liabilities	138,677,311

NET ASSETS	$1,437,688,401

Net assets were comprised of:
Paid-in capital	$983,116,168
Retained earnings	454,572,233

Net assets, December 31, 2016	$1,437,688,401

Net asset value and redemption price per share, $1,437,688,401 / 57,606,813 outstanding shares of beneficial interest.	$24.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $671,945 foreign withholding tax)	$29,820,680
Income from securities lending, net (including affiliated income of $411,918)	534,058
Affiliated dividend income	116,935

30,471,673

EXPENSES
Advisory fees	7,140,400
Distribution fee	3,160,814
Custodian and accounting fees	170,000
Audit fee	30,000
Trustees’ fees	21,000
Insurance expenses	17,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	2,236
Shareholders’ reports	2,000
Miscellaneous	10,468

Total expenses	10,576,918

NET INVESTMENT INCOME (LOSS)	19,894,755

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $44,670)	5,163,971
Foreign currency transactions	(3,501)

5,160,470

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,461))	164,475,503
Foreign currencies	1,851

164,477,354

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	169,637,824

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$189,532,579

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$19,894,755	$22,630,834
Net realized gain (loss) on investment and foreign currency transactions	5,160,470	162,771,113
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	164,477,354	(298,098,794)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	189,532,579	(112,696,847)

FUND SHARE TRANSACTIONS:
Fund share sold [13,275,697 and 19,864,188 shares, respectively]	287,970,159	429,128,367
Fund share repurchased [27,188,731 and 10,440,915 shares, respectively]	(531,465,776)	(229,737,887)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(243,495,617)	199,390,480

CAPITAL CONTRIBUTIONS (NOTE 4)	2,204,516	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(51,758,522)	86,693,633
NET ASSETS:
Beginning of year	1,489,446,923	1,402,753,290

End of year	$1,437,688,401	$1,489,446,923

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS — 94.8%	Shares	Value (Note 2)
Argentina — 1.1%
MercadoLibre, Inc.(a)	139,033	$21,708,613

Australia — 1.2%
Brambles Ltd.	319,769	2,853,651
Insurance Australia Group Ltd.	2,197,214	9,475,131
Macquarie Group Ltd.	171,105	10,718,393

		23,047,175

Austria — 0.4%
ANDRITZ AG	141,970	7,114,670

Brazil — 1.0%
Cielo SA	735,700	6,304,321
Raia Drogasil SA	729,297	13,711,151

		20,015,472

Canada — 4.3%
Alimentation Couche-Tard, Inc. (Class B Stock)	390,961	17,727,409
Brookfield Asset Management, Inc. (Class A Stock)	407,100	13,438,371
Constellation Software, Inc.	22,815	10,367,474
Home Capital Group, Inc.(a)	213,100	4,974,159
Peyto Exploration & Development Corp.(a)	211,400	5,228,909
Suncor Energy, Inc.	611,548	19,995,499
Toronto-Dominion Bank (The)	246,326	12,148,890

		83,880,711

China — 6.7%
Alibaba Group Holding Ltd., ADR*(a)	661,738	58,107,214
Baidu, Inc., ADR*(a)	47,900	7,875,239
China Overseas Land & Investment Ltd.	1,704,000	4,483,480
NetEase, Inc., ADR	42,621	9,178,006
Tencent Holdings Ltd.	2,146,461	52,045,485

		131,689,424

Denmark — 0.3%
Nets A/S, 144A*	352,215	6,164,512

Finland — 0.9%
Kone OYJ (Class B Stock)	169,303	7,565,090
Sampo OYJ (Class A Stock)	219,933	9,831,619

		17,396,709

France — 10.0%
Air Liquide SA	58,462	6,500,924
Arkema SA	181,787	17,769,870
BNP Paribas SA	351,225	22,351,300
Dassault Systemes SE	298,583	22,727,021
Elior Group, 144A	234,350	5,353,579
Euler Hermes Group	18,000	1,580,856
LVMH Moet Hennessy Louis Vuitton SE	103,822	19,795,977
Pernod Ricard SA	69,720	7,545,129
Publicis Groupe SA	82,884	5,711,106
Schneider Electric SE	105,160	7,305,329
Sodexo SA	58,525	6,719,472
SPIE SA	316,105	6,653,125
TOTAL SA	384,531	19,723,468
Valeo SA	739,209	42,436,515

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Vinci SA	44,244	$3,009,693

		195,183,364

Germany — 6.2%
adidas AG	237,289	37,424,905
Brenntag AG	110,800	6,141,538
Continental AG	37,930	7,307,495
CTS Eventim AG & Co. KGaA	89,200	2,808,938
Deutsche Boerse AG*	74,075	6,027,918
Fresenius SE & Co. KGaA	316,422	24,684,426
GEA Group AG	94,935	3,809,796
Gerresheimer AG	53,710	3,983,485
Rational AG	8,254	3,681,234
SAP SE, ADR(a)	147,300	12,731,139
Siemens AG	111,070	13,599,451

		122,200,325

Hong Kong — 1.7%
AIA Group Ltd.	2,136,636	11,969,095
Sands China Ltd.	1,109,200	4,785,282
Techtronic Industries Co. Ltd.	4,846,301	17,342,379

		34,096,756

India — 2.2%
HDFC Bank Ltd., ADR	288,308	17,494,529
Hero MotoCorp Ltd.	219,474	9,825,675
Housing Development Finance Corp. Ltd.	387,858	7,193,180
Tata Motors Ltd.	1,281,792	8,882,592

		43,395,976

Ireland — 2.4%
AerCap Holdings NV*	179,400	7,464,834
Experian PLC	629,474	12,187,720
Kingspan Group PLC	345,040	9,327,302
Paddy Power Betfair PLC	60,692	6,458,065
Ryanair Holdings PLC, ADR*	135,703	11,298,632

		46,736,553

Israel — 1.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	4,058,945	7,699,110
Check Point Software Technologies Ltd.*(a)	128,700	10,870,002
Teva Pharmaceutical Industries Ltd., ADR	138,500	5,020,625

		23,589,737

Italy — 2.0%
Azimut Holding SpA(a)	331,215	5,509,243
Brembo SpA	198,443	12,004,894
Brunello Cucinelli SpA	484,387	10,369,829
Luxottica Group SpA	221,970	11,930,141

		39,814,107

Japan — 11.2%
Daikin Industries Ltd.	217,891	19,960,753
Daito Trust Construction Co. Ltd.	50,500	7,592,060
FANUC Corp.	66,600	11,141,814
Fuji Heavy Industries Ltd.	298,967	12,181,233
Hoya Corp.	155,300	6,511,639
Kansai Paint Co. Ltd.	465,400	8,560,409
Keyence Corp.	59,700	40,849,701

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Kose Corp.	33,200	$2,752,552
Makita Corp.	133,600	8,927,005
Mitsubishi UFJ Financial Group, Inc.	1,785,800	11,013,608
Nabtesco Corp.	139,400	3,231,431
Nippon Prologis REIT, Inc., REIT	3,166	6,474,063
Nitori Holdings Co. Ltd.	79,200	9,029,986
ORIX Corp.	748,190	11,645,020
Park24 Co. Ltd.	106,100	2,873,119
Santen Pharmaceutical Co. Ltd.	540,000	6,588,713
Shionogi & Co. Ltd.	288,899	13,807,336
SMC Corp.	33,600	7,994,264
Sundrug Co. Ltd.	95,200	6,582,251
Sysmex Corp.	194,344	11,229,093
Toyota Motor Corp.	191,000	11,198,027

		220,144,077

Mexico — 0.7%
Alsea SAB de CV, 144A	4,092,076	11,690,151
Wal-Mart de Mexico SAB de CV	1,487,100	2,661,473

		14,351,624

Netherlands — 3.8%
ASML Holding NV	282,921	31,707,192
Heineken NV	37,600	2,817,676
Koninklijke Ahold Delhaize NV	432,081	9,100,952
Koninklijke Philips NV	316,816	9,685,706
NXP Semiconductors NV*	82,500	8,085,825
Royal Dutch Shell PLC (Class A Stock)	485,107	13,231,625

		74,628,976

Norway — 0.2%
Statoil ASA	157,200	2,869,165

Singapore — 1.2%
Broadcom Ltd.	128,320	22,683,126

South Africa — 0.3%
Bid Corp. Ltd.	313,684	5,559,753

Spain — 4.2%
Amadeus IT Group SA	592,534	26,873,961
Banco Bilbao Vizcaya Argentaria SA	440,874	2,971,028
Industria de Diseno Textil SA	1,538,799	52,420,855

		82,265,844

Sweden — 2.8%
Atlas Copco AB (Class A Stock)	914,055	27,729,292
Hexagon AB (Class B Stock)	531,647	18,935,107
Nordea Bank AB	811,180	8,988,381

		55,652,780

Switzerland — 7.1%
Actelion Ltd.*	62,994	13,613,544
Cie Financiere Richemont SA	68,660	4,537,777
Geberit AG	24,347	9,747,484
Givaudan SA	13,891	25,422,927
Julius Baer Group Ltd.*	143,520	6,358,184
Lonza Group AG*	40,462	6,993,015
Novartis AG	126,020	9,164,615
Partners Group Holding AG(a)	33,372	15,622,700
Roche Holding AG	52,290	11,919,640
SGS SA	5,310	10,788,667

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Sonova Holding AG	47,455	$5,741,565
UBS Group AG	476,510	7,450,454
Wolseley PLC	184,397	11,256,801

		138,617,373

Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,782,000	15,582,694

Thailand — 0.9%
CP ALL PCL	9,991,297	17,437,792

United Kingdom — 12.7%
Ashtead Group PLC	896,587	17,430,098
ASOS PLC*	392,690	23,992,703
BAE Systems PLC	1,286,454	9,357,141
Barclays PLC	2,955,095	8,109,857
Bunzl PLC	348,884	9,057,545
Compass Group PLC	1,098,993	20,311,225
DCC PLC	83,075	6,175,087
Howden Joinery Group PLC	1,335,870	6,304,030
IG Group Holdings PLC	617,841	3,754,911
Johnson Matthey PLC	240,007	9,390,871
Lloyds Banking Group PLC	12,033,080	9,239,988
Micro Focus International PLC	221,928	5,960,146
Prudential PLC	441,124	8,803,775
RELX PLC	1,128,194	20,105,112
Rio Tinto PLC	288,481	11,013,695
Spectris PLC	234,726	6,688,525
St. James’s Place PLC	2,349,316	29,305,029
TalkTalk Telecom Group PLC(a)	2,137,735	4,453,308
Travis Perkins PLC	368,585	6,588,939
Worldpay Group PLC, 144A	6,623,872	21,991,995
WPP PLC	490,213	10,908,983

		248,942,963

United States — 7.3%
Albemarle Corp.	214,801	18,490,070
Aon PLC	104,800	11,688,343
JPMorgan Chase & Co.	230,567	19,895,626
Mobileye NV*(a)	461,844	17,605,493
Nielsen Holdings PLC	175,600	7,366,420
Samsonite International SA	2,002,100	5,699,135
Schlumberger Ltd.(a)	213,057	17,886,135
Shire PLC	570,076	32,551,102
TE Connectivity Ltd.	85,700	5,937,296
Yum China Holdings, Inc.*	227,888	5,952,435

		143,072,055

TOTAL COMMON STOCKS (cost $1,743,770,919)		1,857,842,326

	Units
PARTICIPATORY NOTE† — 0.9%
India
Maruti Suzuki India Ltd., Private Placement, expiring 07/26/17, 144A(g) (cost $13,919,848)	209,453	16,395,600

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
PREFERRED STOCKS — 1.1%
Germany
Henkel AG & Co. KGaA (PRFC)	78,445	$9,338,109
Sartorius AG (PRFC)	156,740	11,612,882

TOTAL PREFERRED STOCKS (cost $20,016,879)		20,950,991

TOTAL LONG-TERM INVESTMENTS (cost $1,777,707,646)		1,895,188,917

SHORT-TERM INVESTMENTS — 9.7%
AFFILIATED MUTUAL FUNDS — 9.1%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	32,132,254	32,132,254
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $145,968,228; includes $145,827,012 of cash collateral for securities on loan)(b)(w)	145,933,957	145,963,143

TOTAL AFFILIATED MUTUAL FUNDS (cost $178,100,482)(Note 4)		178,095,397

UNAFFILIATED FUND — 0.6%
BlackRock Liquidity Funds FedFund Portfolio (cost $12,178,704)	12,178,704	12,178,704

TOTAL SHORT-TERM INVESTMENTS (cost $190,279,186)		190,274,101

Value (Note 2)
TOTAL INVESTMENTS — 106.5% (cost $1,967,986,832)	$2,085,463,018
Liabilities in excess of other assets — (6.5)%	(126,399,956)

NET ASSETS — 100.0%	$1,959,063,062

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

†	Participatory notes represented 0.9% of net assets, of which the Portfolio attributed 0.9% to Goldman Sachs & Co. as counterparty to the security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $141,764,466; cash collateral of $145,827,012 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$21,708,613	$—	$—
Australia	—	23,047,175	—
Austria	—	7,114,670	—
Brazil	20,015,472	—	—
Canada	83,880,711	—	—
China	75,160,459	56,528,965	—
Denmark	—	6,164,512	—
Finland	—	17,396,709	—
France	—	195,183,364	—
Germany	12,731,139	109,469,186	—
Hong Kong	—	34,096,756	—
India	17,494,529	25,901,447	—
Ireland	18,763,466	27,973,087	—
Israel	15,890,627	7,699,110	—
Italy	—	39,814,107	—
Japan	—	220,144,077	—
Mexico	14,351,624	—	—
Netherlands	8,085,825	66,543,151	—
Norway	—	2,869,165	—
Singapore	22,683,126	—	—
South Africa	—	5,559,753	—
Spain	—	82,265,844	—
Sweden	—	55,652,780	—
Switzerland	—	138,617,373	—
Taiwan	—	15,582,694	—
Thailand	17,437,792	—	—
United Kingdom	—	248,942,963	—
United States	104,821,818	38,250,237	—
Participatory Notes
India	—	16,395,600	—
Preferred Stock
Germany	—	20,950,991	—
Affiliated Mutual Funds	178,095,397	—	—
Unaffiliated Fund	12,178,704	—	—

Total	$623,299,302	$1,462,163,716	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (7.4% represents investments purchased with collateral from securities on loan)	9.1%
Internet Software & Services	7.6
Banks	5.7
Textiles, Apparel & Luxury Goods	4.6
Chemicals	4.4
Insurance	4.2
Machinery	4.1
Software	4.1
Semiconductors & Semiconductor Equipment	4.0
Electronic Equipment, Instruments & Components	3.7
Food & Staples Retailing	3.7
Capital Markets	3.5
Trading Companies & Distributors	3.3
Auto Components	3.2
Hotels, Restaurants & Leisure	3.1
IT Services	3.1
Oil, Gas & Consumable Fuels	3.1
Specialty Retail	3.1
Automobiles	3.0
Professional Services	2.6
Biotechnology	2.4
Pharmaceuticals	2.4
Building Products	2.0
Health Care Equipment & Supplies	1.8
Industrial Conglomerates	1.5

Health Care Providers & Services	1.3%
Internet & Direct Marketing Retail	1.2
Media	1.0
Energy Equipment & Services	0.9
Household Durables	0.9
Airlines	0.6
Diversified Financial Services	0.6
Diversified Telecommunication Services	0.6
Life Sciences Tools & Services	0.6
Metals & Mining	0.6
Real Estate Management & Development	0.6
Thrifts & Mortgage Finance	0.6
Unaffiliated Fund	0.6
Aerospace & Defense	0.5
Beverages	0.5
Construction & Engineering	0.5
Household Products	0.5
Electrical Equipment	0.4
Commercial Services & Supplies	0.3
Equity Real Estate Investment Trusts (REITs)	0.3
Personal Products	0.1

106.5
Liabilities in excess of other assets	(6.5)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$141,764,466	$(141,764,466)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $141,764,466:
Unaffiliated investments (cost $1,789,886,350)	$1,907,367,621
Affiliated investments (cost $178,100,482)	178,095,397
Foreign currency, at value (cost $5,430,984)	5,458,164
Receivable for fund share sold	16,023,555
Tax reclaim receivable	9,673,511
Receivable for investments sold	3,622,114
Dividends receivable	936,278
Receivable from affiliate	55,382
Prepaid expenses	15,783

Total Assets	2,121,247,805

LIABILITIES:
Payable to broker for collateral for securities on loan	145,827,012
Payable for fund share repurchased	7,962,941
Payable for investments purchased	7,477,268
Advisory fees payable	633,041
Accrued expenses and other liabilities	217,943
Distribution fee payable	66,192
Affiliated transfer agent fee payable	346

Total Liabilities	162,184,743

NET ASSETS	$1,959,063,062

Net assets were comprised of:
Paid-in capital	$1,646,686,318
Retained earnings	312,376,744

Net assets, December 31, 2016	$1,959,063,062

Net asset value and redemption price per share, $1,959,063,062 / 147,998,985 outstanding shares of beneficial interest	$13.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,109,915, of which $322,426 is reimbursable by an affiliate)	$36,272,192
Income from securities lending, net (including affiliated income of $1,288,560)	1,718,857
Affiliated dividend income	237,586

38,228,635

EXPENSES
Advisory fees	16,577,952
Distribution fee	5,116,185
Custodian and accounting fees	653,000
Audit fee	31,000
Trustees’ fees	28,000
Insurance expenses	28,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	7,000
Shareholders’ reports	6,000
Loan interest expense	4,453
Miscellaneous	55,017

Total expenses	22,526,607
Less: advisory fee waivers and/or expense reimbursement	(245,321)

Net expenses	22,281,286

NET INVESTMENT INCOME (LOSS)	15,947,349

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $36,775)	(50,600,874)
Foreign currency transactions	(2,075,446)

(52,676,320)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,085)) (net of change in foreign capital gains taxes $15,014)	(54,230,648)
Foreign currencies	(35,471)

(54,266,119)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(106,942,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(90,995,090)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$15,947,349	$15,476,228
Net realized gain (loss) on investment and foreign currency transactions	(52,676,320)	168,483,228
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(54,266,119)	(101,471,015)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(90,995,090)	82,488,441

FUND SHARE TRANSACTIONS:
Fund share sold [18,335,494 and 12,378,100 shares, respectively]	239,293,863	171,436,755
Fund share repurchased [31,911,603 and 54,852,219 shares, respectively]	(416,577,389)	(751,785,210)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(177,283,526)	(580,348,455)

CAPITAL CONTRIBUTIONS (NOTE 4)	3,507,202	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(264,771,414)	(497,860,014)
NET ASSETS:
Beginning of year	2,223,834,476	2,721,694,490

End of year	$1,959,063,062	$2,223,834,476

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 96.6%
COMMON STOCKS — 96.6%	Shares	Value (Note 2)
Australia — 5.0%
Ausdrill Ltd.*	793,540	$719,814
Australia & New Zealand Banking Group Ltd.	298,300	6,530,151
Bendigo & Adelaide Bank Ltd.	547,900	5,012,068
BHP Billiton PLC	1,049,683	16,714,226
Bradken Ltd.*	556,400	1,290,326
Caltex Australia Ltd.	650,922	14,271,924
Challenger Ltd.	67,387	544,482
CSR Ltd.	1,070,300	3,558,396
Downer EDI Ltd.	1,505,900	6,593,897
Fortescue Metals Group Ltd.	897,300	3,749,827
Harvey Norman Holdings Ltd.	999,300	3,702,662
LendLease Group	707,400	7,433,764
Metcash Ltd.*	2,725,199	4,481,792
Mineral Resources Ltd.	497,700	4,332,106
Myer Holdings Ltd.	1,907,200	1,895,980
National Australia Bank Ltd.	269,136	5,944,821
Primary Health Care Ltd.	891,240	2,618,010
Qantas Airways Ltd.	1,938,002	4,642,559
Seven Group Holdings Ltd.(a)	256,100	1,444,278

		95,481,083

Austria — 0.7%
OMV AG	223,900	7,893,325
voestalpine AG	144,800	5,662,163

		13,555,488

Belgium — 1.6%
AGFA-Gevaert NV*(g)	708,900	2,735,877
Anheuser-Busch InBev SA/NV	190,599	20,173,824
Bekaert SA	60,500	2,445,388
bpost SA	11,100	262,412
KBC Group NV	80,927	5,000,319

		30,617,820

Brazil — 0.4%
BB Seguridade Participacoes SA	936,900	8,146,456

Canada — 2.2%
Canadian National Railway Co.	136,730	9,201,894

MacDonald, Dettwiler & Associates Ltd.	102,952	5,129,006
National Bank of Canada	333,400	13,540,611
Suncor Energy, Inc.	451,460	14,761,177

		42,632,688

Denmark — 1.1%
AP Moller - Maersk A/S (Class B Stock)	2,700	4,303,703
Carlsberg A/S (Class B Stock)	93,455	8,049,202
Danske Bank A/S	209,000	6,323,037
Dfds A/S	34,379	1,567,452

		20,243,394

Finland — 1.6%
Sampo OYJ (Class A Stock)	384,654	17,195,109
Tieto OYJ	104,000	2,829,830
UPM-Kymmene OYJ	401,400	9,816,496

		29,841,435

COMMON STOCKS (continued)	Shares	Value (Note 2)
France — 10.8%
Air Liquide SA	113,307	$12,599,641
Airbus SE	80,958	5,347,189
Arkema SA	38,800	3,792,741
Atos SE	73,100	7,704,591
AXA SA	323,600	8,157,596
BNP Paribas SA	105,500	6,713,822
Capgemini SA	166,854	14,057,356
Carrefour SA	324,700	7,817,493
Cie Generale des Etablissements Michelin	171,810	19,098,260
CNP Assurances	312,500	5,784,182
Credit Agricole SA	466,400	5,773,436
Electricite de France SA(a)	674,800	6,866,021
Engie SA	222,500	2,832,201
Orange SA	392,800	5,956,429
Renault SA	73,200	6,501,413
Sanofi	261,000	21,105,883
SCOR SE	178,700	6,167,094
Societe Generale SA	136,000	6,689,429
Thales SA	23,300	2,257,329
TOTAL SA	265,900	13,638,615
Valeo SA	396,866	22,783,285
Vinci SA	216,098	14,700,041

		206,344,047

Germany — 7.0%
Allianz SE	61,200	10,100,352
Aurubis AG	46,100	2,653,178
BASF SE	125,600	11,640,199
Bayer AG	120,900	12,595,823
Bayerische Motoren Werke AG	81,100	7,553,358
Daimler AG	195,900	14,538,886
Deutsche Bank AG*	318,300	5,773,774
Deutsche Lufthansa AG	362,100	4,667,750
E.ON SE	337,900	2,377,116
METRO AG	243,500	8,093,269
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	47,300	8,933,956
Rheinmetall AG	103,400	6,939,276
SAP SE	201,015	17,388,869
Siemens AG	61,300	7,505,594
STADA Arzneimittel AG	50,700	2,619,264
Uniper SE*	33,790	465,103
Volkswagen AG	61,900	8,884,227

		132,729,994

Hong Kong — 2.6%
Cheung Kong Property Holdings Ltd.	288,000	1,758,814
China Resources Cement Holdings Ltd.	5,332,000	2,061,680
Dah Sing Financial Holdings Ltd.	484,312	3,269,610
Huabao International Holdings Ltd.*	6,305,000	2,667,539
Kingboard Chemical Holdings Ltd.	1,618,800	4,888,907
Lee & Man Paper Manufacturing Ltd.	5,815,500	4,484,254
PCCW Ltd.	5,205,000	2,813,735
Skyworth Digital Holdings Ltd.	7,664,000	4,347,973
Tongda Group Holdings Ltd.	19,670,000	5,050,103
WH Group Ltd., 144A	7,425,500	5,985,673
Wheelock & Co. Ltd.	551,000	3,092,347
Yue Yuen Industrial Holdings Ltd.	2,331,500	8,451,007

		48,871,642

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Ireland — 1.4%
C&C Group PLC(g)	1,057,000	$4,276,227
James Hardie Industries PLC, CDI	509,982	8,050,308
Ryanair Holdings PLC, ADR*	99,078	8,249,234
Smurfit Kappa Group PLC	266,000	6,092,012

		26,667,781

Israel — 1.4%
Bank Hapoalim BM	680,400	4,038,525
Elbit Systems Ltd., (NASDAQ GS)	400	40,680
Elbit Systems Ltd., (TASE)	40,100	4,050,864
Teva Pharmaceutical Industries Ltd.	169,300	6,096,024
Teva Pharmaceutical Industries Ltd., ADR	368,502	13,358,198

		27,584,291

Italy — 1.2%
Astaldi SpA(a)	214,334	1,218,044
Azimut Holding SpA(a)	337,312	5,610,657
Danieli & C Officine Meccaniche SpA(g)	128,200	2,604,112
Enel SpA	2,315,500	10,178,277
Mediobanca SpA	310,000	2,524,677

		22,135,767

Japan — 22.0%
ABC-Mart, Inc.	129,300	7,314,721
Anritsu Corp.	449,600	2,418,162
Aoyama Trading Co. Ltd.	56,000	1,945,983
Aozora Bank Ltd.	983,000	3,473,191
Asahi Kasei Corp.	584,000	5,081,544
Astellas Pharma, Inc.	355,300	4,929,203
Calsonic Kansei Corp.	809,000	12,399,848
Central Glass Co. Ltd.	402,000	1,870,479
Concordia Financial Group Ltd.	915,000	4,403,094
Daiwa House Industry Co. Ltd.	700,570	19,104,808
Don Quijote Holdings Co. Ltd.	451,600	16,666,442
Dowa Holdings Co. Ltd.	557,000	4,235,683
Enplas Corp.(g)	99,900	2,940,658
Fuji Electric Co. Ltd.	1,261,000	6,511,426
Fuji Oil Holdings, Inc.	274,600	5,386,136
Fujikura Ltd.	1,150,000	6,227,658
Fuyo General Lease Co. Ltd.(g)	82,800	3,948,297
Heiwa Corp.	295,600	6,753,379
Hoshizaki Corp.	16,600	1,314,208
Isuzu Motors Ltd.	1,384,000	17,500,024
Japan Airlines Co. Ltd.	205,800	6,005,405
Japan Tobacco, Inc.	293,800	9,643,585
Kaneka Corp.	422,000	3,432,516
KDDI Corp.	569,900	14,391,672
Keihin Corp.	279,200	4,879,691
Keiyo Bank Ltd. (The)(g)	811,000	3,669,373
KYORIN Holdings, Inc.	172,200	3,684,951
Kyowa Exeo Corp.	455,100	6,537,315
Makita Corp.	159,300	10,644,251
Marubeni Corp.	1,007,200	5,696,800
Matsumotokiyoshi Holdings Co. Ltd.	127,300	6,262,648
Mitsubishi Gas Chemical Co., Inc.	374,200	6,376,154
Mitsubishi UFJ Financial Group, Inc.	1,645,700	10,149,566
Mizuho Financial Group, Inc.	4,359,500	7,823,275
NEC Corp.	1,348,000	3,565,359
Nichi-iko Pharmaceutical Co. Ltd.	119,500	1,704,758

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Nippon Telegraph & Telephone Corp.	314,100	$13,222,090
Nishi-Nippon Financial Holdings, Inc.	297,400	3,112,044
Nissan Motor Co. Ltd.	1,242,100	12,459,683
Nisshinbo Holdings, Inc.	327,400	3,152,487
NTT DOCOMO, Inc.	222,700	5,065,373
Paramount Bed Holdings Co. Ltd.	4,800	191,754
Resona Holdings, Inc.	1,895,200	9,712,935
Sankyu, Inc.	857,000	5,171,189
Sawai Pharmaceutical Co. Ltd.	48,200	2,583,723
Seino Holdings Co. Ltd.	376,000	4,166,254
Seven & i Holdings Co. Ltd.	310,500	11,808,057
Shimachu Co. Ltd.	219,300	5,835,339
Shinko Electric Industries Co. Ltd.	290,200	1,954,961
Ship Healthcare Holdings, Inc.	168,200	4,311,765
Shizuoka Gas Co. Ltd.(g)	383,800	2,704,563
SKY Perfect JSAT Holdings, Inc.(g)	1,083,400	4,977,478
Sony Corp.	572,600	15,999,552
Sumitomo Heavy Industries Ltd.	732,000	4,700,288
Sumitomo Mitsui Financial Group, Inc.	569,400	21,684,446
Sumitomo Osaka Cement Co. Ltd.	939,100	3,538,382
Toagosei Co. Ltd.	402,100	3,946,748
Toho Holdings Co. Ltd.	183,700	3,661,169
Tokai Rika Co. Ltd.	15,800	316,299
Towa Pharmaceutical Co. Ltd.	50,900	1,992,138
Toyo Tire & Rubber Co. Ltd.	197,300	2,450,592
Toyoda Gosei Co. Ltd.	230,700	5,384,352
Toyota Motor Corp.	67,574	3,961,756
Tsubakimoto Chain Co.	536,000	4,346,107
Tsumura & Co.(a)	92,700	2,551,435
Ube Industries Ltd.	2,148,000	4,488,473
United Arrows Ltd.	163,800	4,517,523
Yokohama Rubber Co. Ltd. (The)	347,850	6,217,908

		419,079,126

Liechtenstein
VP Bank AG	1,934	205,007

Luxembourg — 0.3%
RTL Group SA	66,031	4,837,659

Netherlands — 4.0%
Aegon NV	740,800	4,069,710
Akzo Nobel NV	77,500	4,842,745
ING Groep NV	401,600	5,654,048
Koninklijke Ahold Delhaize NV	417,500	8,793,832
Koninklijke KPN NV	2,024,163	5,985,719
NN Group NV	152,200	5,152,374
Royal Dutch Shell PLC (Class A Stock)	739,990	20,426,465
Royal Dutch Shell PLC (Class B Stock)	218,600	6,280,832
TKH Group NV	68,100	2,693,237
Wolters Kluwer NV	360,702	13,046,331

		76,945,293

New Zealand — 0.6%
Air New Zealand Ltd.(g)	3,321,700	5,058,663
Fletcher Building Ltd.	555,800	4,083,882
SKY Network Television Ltd.	827,900	2,613,248

		11,755,793

Norway — 2.1%
DNB ASA	310,600	4,610,951

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Norway (continued)
Marine Harvest ASA*	241,900	$4,373,672
Salmar ASA	90,400	2,699,426
Statoil ASA	720,765	13,155,175
Telenor ASA	654,535	9,770,058
Yara International ASA	146,000	5,743,503

		40,352,785

Philippines — 0.1%
Alliance Global Group, Inc.	8,823,400	2,266,764

Portugal — 0.1%
EDP — Energias de Portugal SA	928,000	2,824,422

Singapore — 0.6%
DBS Group Holdings Ltd.	568,500	6,782,683
Hong Leong Asia Ltd.(g)	1,721,000	798,938
Wilmar International Ltd.	1,681,900	4,155,064

		11,736,685

South Africa — 0.4%
Mondi PLC	337,300	6,888,466

Spain — 2.0%
Banco Santander SA	569,400	2,962,183
Distribuidora Internacional de Alimentacion SA	956,700	4,692,229
Gas Natural SDG SA(a)	326,300	6,138,797
Iberdrola SA	1,196,800	7,836,533
Red Electrica Corp. SA	365,889	6,893,427
Repsol SA	481,300	6,763,802
Tecnicas Reunidas SA	51,200	2,093,941

		37,380,912

Sweden — 2.4%
Assa Abloy AB (Class B Stock)	759,278	14,049,401
Boliden AB	202,200	5,252,145
Nordea Bank AB	619,500	6,864,447
Securitas AB (Class B Stock)	239,100	3,750,486
Swedbank AB (Class A Stock)	644,739	15,534,658

		45,451,137

Switzerland — 7.1%
Aryzta AG*	105,906	4,657,356
Baloise Holding AG	75,000	9,437,618
Bucher Industries AG	16,700	4,108,099
Cembra Money Bank AG	53,800	3,913,563
Credit Suisse Group AG*	328,600	4,696,033
Georg Fischer AG	7,642	6,249,819
Helvetia Holding AG	12,000	6,456,612
Novartis AG	382,577	27,822,338
Roche Holding AG	44,700	10,189,480
Swiss Life Holding AG*	40,400	11,412,150
Swiss Re AG	120,600	11,410,318
UBS Group AG	436,700	6,828,006
Wolseley PLC	267,408	16,324,336
Zurich Insurance Group AG	42,900	11,789,770

		135,295,498

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	570,537	16,402,939

COMMON STOCKS (continued)	Shares	Value (Note 2)
Turkey — 0.2%
Turkiye Garanti Bankasi A/S	2,091,963	$4,511,575

United Kingdom — 14.5%
3i Group PLC	751,500	6,500,810
Amec Foster Wheeler PLC	233,800	1,350,099
Ashtead Group PLC	142,700	2,774,159
AstraZeneca PLC	52,900	2,888,768
Aviva PLC	899,900	5,360,404
BAE Systems PLC	2,133,500	15,518,208
Barclays PLC	1,614,300	4,430,227
Barratt Developments PLC	673,400	3,828,379
Beazley PLC	557,700	2,665,687
Bellway PLC	233,370	7,113,794
Berkeley Group Holdings PLC	120,700	4,172,485
Bovis Homes Group PLC	248,000	2,503,101
BP PLC	2,380,200	14,908,304
British American Tobacco PLC	361,137	20,467,716
BT Group PLC	569,400	2,570,459
Carillion PLC(a)	942,300	2,734,131
Centrica PLC	2,374,200	6,837,843
Debenhams PLC	3,256,300	2,298,219
Diageo PLC	316,319	8,208,481
Direct Line Insurance Group PLC	1,141,629	5,195,757
easyJet PLC	178,200	2,204,245
GKN PLC	446,066	1,818,129
GlaxoSmithKline PLC	769,500	14,781,034
Go-Ahead Group PLC	148,200	4,080,436
Howden Joinery Group PLC	1,071,655	5,057,188
HSBC Holdings PLC	1,580,800	12,754,943
Imperial Brands PLC	63,500	2,767,381
Inchcape PLC	70,128	606,047
Informa PLC	934,743	7,829,619
Intermediate Capital Group PLC	447,200	3,850,217
International Consolidated Airlines Group SA	433,300	2,347,809
J Sainsbury PLC	2,538,800	7,802,919
Kingfisher PLC	1,494,679	6,439,697
Lloyds Banking Group PLC	5,140,000	3,946,915
Man Group PLC	2,029,100	2,952,353
Marks & Spencer Group PLC	544,900	2,347,272
Marston’s PLC	1,392,600	2,338,139
Meggitt PLC	682,400	3,853,668
Old Mutual PLC	1,644,600	4,193,706
Premier Foods PLC*	200,276	115,615
Provident Financial PLC	200,068	6,996,894
Prudential PLC	1,186,736	23,684,400
RELX PLC	759,963	13,543,009
Restaurant Group PLC (The)	352,600	1,409,306
Royal Mail PLC	484,100	2,751,829
TP ICAP PLC	486,800	2,588,978
Unilever PLC	233,990	9,462,580
Vesuvius PLC	517,100	2,514,294

		277,365,653

United States — 2.3%
Aon PLC	131,965	14,718,056
Boart Longyear Ltd.*(g)	2,407,100	216,523
Shire PLC	340,738	19,455,998

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Signet Jewelers Ltd.(a)	106,484	$10,037,182

		44,427,759

TOTAL COMMON STOCKS (cost $1,879,849,884)		1,842,579,359

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/06/17(a) (cost $167,838)	481,300	178,338

TOTAL LONG-TERM INVESTMENTS (cost $1,880,017,722)		1,842,757,697

	Shares
SHORT-TERM INVESTMENTS — 4.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	49,229,419	49,229,419
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $28,309,517; includes $28,265,840 of cash collateral for securities on loan)(b)(w)	28,301,993	28,307,654

TOTAL SHORT-TERM INVESTMENTS (cost $77,538,936)(Note 4)		77,537,073

TOTAL INVESTMENTS — 100.6% (cost $1,957,556,658)		1,920,294,770
Liabilities in excess of other assets — (0.6)%		(12,156,557)

NET ASSETS — 100.0%		$1,908,138,213

See the Glossary for abbreviations used in the annual report:

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $27,271,648; cash collateral of $28,265,840 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$95,481,083	$—
Austria	—	13,555,488	—
Belgium	20,173,824	10,443,996	—
Brazil	8,146,456	—	—
Canada	42,632,688	—	—
Denmark	—	20,243,394	—
Finland	—	29,841,435	—
France	—	206,344,047	—
Germany	—	132,729,994	—
Hong Kong	—	48,871,642	—
Ireland	8,249,234	18,418,547	—
Israel	13,398,878	14,185,413	—
Italy	—	22,135,767	—
Japan	3,112,044	415,967,082	—
Liechtenstein	—	205,007	—
Luxembourg	—	4,837,659	—
Netherlands	—	76,945,293	—
New Zealand	—	11,755,793	—
Norway	—	40,352,785	—
Philippines	—	2,266,764	—
Portugal	—	2,824,422	—
Singapore	—	11,736,685	—
South Africa	—	6,888,466	—
Spain	—	37,380,912	—
Sweden	—	45,451,137	—
Switzerland	—	135,295,498	—
Taiwan	16,402,939	—	—
Turkey	—	4,511,575	—
United Kingdom	—	277,365,653	—
United States	24,755,238	19,672,521	—
Rights
Spain	178,338	—	—
Affiliated Mutual Funds	77,537,073	—	—

Total	$214,586,712	$1,705,708,058	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	10.7%
Insurance	9.4
Pharmaceuticals	6.8
Oil, Gas & Consumable Fuels	5.9
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	4.0
Auto Components	4.0
Automobiles	3.7
Chemicals	3.4
Food & Staples Retailing	3.1
Metals & Mining	2.4
Beverages	2.1
Capital Markets	2.1
Diversified Telecommunication Services	2.1
Household Durables	2.0
Machinery	2.0
Aerospace & Defense	1.9
Specialty Retail	1.9
Electric Utilities	1.8
Airlines	1.7
Real Estate Management & Development	1.7
Tobacco	1.7
Trading Companies & Distributors	1.6
Food Products	1.4
Multiline Retail	1.4
Professional Services	1.4
Construction & Engineering	1.3
IT Services	1.3

Road & Rail	1.2%
Construction Materials	1.1
Media	1.1
Paper & Forest Products	1.1
Biotechnology	1.0
Industrial Conglomerates	1.0
Semiconductors & Semiconductor Equipment	1.0
Wireless Telecommunication Services	1.0
Software	0.9
Building Products	0.8
Electrical Equipment	0.8
Electronic Equipment, Instruments & Components	0.8
Consumer Finance	0.6
Health Care Providers & Services	0.6
Multi-Utilities	0.6
Commercial Services & Supplies	0.5
Gas Utilities	0.5
Personal Products	0.5
Textiles, Apparel & Luxury Goods	0.5
Leisure Products	0.4
Containers & Packaging	0.3
Marine	0.3
Air Freight & Logistics	0.2
Diversified Financial Services	0.2
Energy Equipment & Services	0.2
Health Care Technology	0.2
Hotels, Restaurants & Leisure	0.2
Technology Hardware, Storage & Peripherals	0.2

100.6
Liabilities in excess of other assets	(0.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$178,338	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

For the year ended December 31, 2016, the Portfolio did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$13,674

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$27,271,648	$(27,271,648)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $27,271,648:
Unaffiliated investments (cost $1,880,017,722)	$1,842,757,697
Affiliated investments (cost $77,538,936)	77,537,073
Foreign currency, at value (cost $4,646,478)	4,599,935
Tax reclaim receivable	12,851,540
Receivable for fund share sold	5,993,481
Dividends receivable	1,702,778
Receivable for investments sold	1,015,920
Receivable from affiliate	189,375
Prepaid expenses	14,386

Total Assets	1,946,662,185

LIABILITIES:
Payable to broker for collateral for securities on loan	28,265,840
Payable for fund share repurchased	8,160,519
Payable for investments purchased	1,218,212
Advisory fees payable	652,904
Accrued expenses and other liabilities	161,137
Distribution fee payable	65,014
Affiliated transfer agent fee payable	346

Total Liabilities	38,523,972

NET ASSETS	$1,908,138,213

Net assets were comprised of:
Paid-in capital	$1,694,753,677
Retained earnings	213,384,536

Net assets, December 31, 2016	$1,908,138,213

Net asset value and redemption price per share, $1,908,138,213 / 109,901,917 outstanding shares of beneficial interest	$17.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $6,537,904, of which $593,727 is reimbursable by an affiliate)	$62,108,884
Income from securities lending, net (including affiliated income of $1,070,607)	1,487,184
Affiliated dividend income	239,699

63,835,767

EXPENSES
Advisory fees	15,407,698
Distribution fee	4,751,619
Custodian and accounting fees	446,000
Audit fee	29,000
Trustees’ fees	26,000
Insurance expenses	26,000
Commitment fee on syndicated credit agreement	25,000
Loan interest expense	22,282
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Legal fees and expenses	6,000
Shareholders’ reports	5,000
Miscellaneous	74,527

Total expenses	20,826,126

NET INVESTMENT INCOME (LOSS)	43,009,641

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,573)	(91,850,229)
Foreign currency transactions	(1,053,189)

(92,903,418)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,863))	47,299,897
Foreign currencies	(186,186)

47,113,711

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(45,789,707)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,780,066)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$43,009,641	$42,669,100
Net realized gain (loss) on investment and foreign currency transactions	(92,903,418)	43,199,948
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	47,113,711	(71,851,252)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,780,066)	14,017,796

FUND SHARE TRANSACTIONS:
Fund share sold [12,448,791 and 9,693,696 shares, respectively]	206,738,614	171,433,700
Net asset value of shares issued in merger [0 and 4,812,934 shares, respectively] (Note 9)	—	90,867,679
Fund share repurchased [20,113,326 and 39,281,114 shares, respectively]	(329,970,569)	(683,544,627)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(123,231,955)	(421,243,248)

CAPITAL CONTRIBUTIONS (NOTE 4)	4,996,045	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(121,015,976)	(407,225,452)
NET ASSETS:
Beginning of year	2,029,154,189	2,436,379,641

End of year	$1,908,138,213	$2,029,154,189

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 96.8%	Shares	Value (Note 2)
Australia — 1.3%
BHP Billiton Ltd.	189,305	$3,391,374
BHP Billiton PLC	78,745	1,253,866

		4,645,240

Belgium — 1.6%
Anheuser-Busch InBev SA/NV	55,584	5,883,251

Canada
Nortel Networks Corp.*^(g)	2,492	1

China — 3.5%
Baidu, Inc., ADR*(a)	21,400	3,518,374
China Overseas Land & Investment Ltd.	880,000	2,315,412
CNOOC Ltd.	2,714,000	3,372,784
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	661,000	3,283,903

		12,490,473

Denmark — 1.2%
Novo Nordisk A/S (Class B Stock)	119,978	4,303,874

France — 11.6%
Accor SA	99,464	3,705,313
AXA SA	197,756	4,985,209
BNP Paribas SA	28,691	1,825,841
Essilor International SA	23,198	2,617,398
Imerys SA	35,892	2,719,263
Kering	12,643	2,835,881
LVMH Moet Hennessy Louis Vuitton SE	22,694	4,327,117
Pernod Ricard SA	29,476	3,189,906
Safran SA	37,842	2,721,753
Sanofi	64,311	5,200,538
Schneider Electric SE	67,757	4,706,991
Technip SA	40,471	2,882,831

		41,718,041

Germany — 6.0%
Allianz SE	31,983	5,278,424
Bayer AG	50,649	5,276,806
Continental AG	24,786	4,775,206
Fresenius Medical Care AG & Co. KGaA	15,856	1,340,168
SAP SE	57,825	5,002,171

		21,672,775

Hong Kong — 3.7%
Cheung Kong Property Holdings Ltd.	553,500	3,380,222
CK Hutchison Holdings Ltd.	437,500	4,938,701
Hang Lung Properties Ltd.	789,000	1,663,724
Sands China Ltd.	734,800	3,170,055

		13,152,702

India — 0.9%
HDFC Bank Ltd., ADR	51,881	3,148,139

Indonesia — 0.8%
Astra International Tbk PT	4,474,300	2,735,906

Israel — 0.8%
Teva Pharmaceutical Industries Ltd., ADR	75,722	2,744,923

Japan — 23.0%
Astellas Pharma, Inc.	277,100	3,844,306
Daikin Industries Ltd.	37,300	3,417,012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
FANUC Corp.	21,500	$3,596,832
Honda Motor Co. Ltd.	159,900	4,668,331
Inpex Corp.	394,100	3,939,349
Japan Tobacco, Inc.	172,600	5,665,360
KDDI Corp.	141,000	3,560,670
Keyence Corp.	5,600	3,831,798
Komatsu Ltd.	145,000	3,284,272
Kubota Corp.	340,800	4,856,679
Makita Corp.	69,400	4,637,232
Mitsui Fudosan Co. Ltd.	162,000	3,750,383
Nidec Corp.	45,200	3,891,299
Nitto Denko Corp.	22,400	1,714,969
Shin-Etsu Chemical Co. Ltd.	61,600	4,767,161
SMC Corp.	19,023	4,526,038
Sumitomo Mitsui Financial Group, Inc.	211,600	8,058,357
Tokyo Electron Ltd.	47,600	4,476,752
Toyota Motor Corp.	103,500	6,068,041

		82,554,841

Macau — 0.8%
Wynn Macau Ltd.	1,907,200	3,014,941

Netherlands — 6.4%
Akzo Nobel NV	75,680	4,729,018
ASML Holding NV	39,448	4,420,970
ING Groep NV, CVA	365,942	5,152,026
NXP Semiconductors NV*	12,193	1,195,036
Royal Dutch Shell PLC (Class A Stock)	276,757	7,639,518

		23,136,568

South Africa — 1.0%
Naspers Ltd. (Class N Stock)	25,106	3,665,267

South Korea — 2.7%
Hyundai Mobis Co. Ltd.*	10,260	2,239,996
Samsung Electronics Co. Ltd., GDR	9,980	7,455,060

		9,695,056

Switzerland — 10.7%
Cie Financiere Richemont SA	65,435	4,324,635
Glencore PLC*	981,214	3,315,429
LafargeHolcim Ltd., NYSE*	41,686	2,186,581
LafargeHolcim Ltd., OMXS*	48,359	2,538,465
Novartis AG	98,673	7,175,846
Roche Holding AG	31,601	7,203,529
UBS Group AG	433,111	6,771,890
Zurich Insurance Group AG	18,150	4,987,980

		38,504,355

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	122,662	3,526,533

United Kingdom — 18.8%
Aggreko PLC	74,428	840,178
Barclays PLC	552,347	1,515,841
British American Tobacco PLC	101,781	5,768,516
Burberry Group PLC	274,594	5,060,503
HSBC Holdings PLC	824,591	6,593,634
Imperial Brands PLC	67,283	2,932,247
Lloyds Banking Group PLC	3,192,704	2,451,621
Meggitt PLC	543,082	3,066,907

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Persimmon PLC	98,680	$2,152,978
Prudential PLC	414,508	8,272,584
Rio Tinto Ltd.	73,306	3,140,517
Rio Tinto PLC	79,835	3,047,959
Standard Chartered PLC*	516,877	4,215,116
Travis Perkins PLC	95,902	1,714,374
Tullow Oil PLC*	178,555	688,251
Unilever PLC	113,113	4,574,302
Vodafone Group PLC	2,700,477	6,645,589
WPP PLC	216,685	4,822,012

		67,503,129

United States — 1.0%
Shire PLC	64,468	3,681,096

TOTAL COMMON STOCKS (cost $343,686,135)		347,777,111

PREFERRED STOCK — 1.1%
Germany
Henkel AG & Co. KGaA (PRFC) (cost $3,142,232)	32,916	3,918,327

TOTAL LONG-TERM INVESTMENTS (cost $346,828,367)		351,695,438

SHORT-TERM INVESTMENTS — 1.6%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	4,397,746	4,397,746
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $1,293,317; includes $1,292,000 of cash collateral for securities on loan)(b)(w)	1,293,058	1,293,317

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $5,691,063)(Note 4)	$5,691,063

TOTAL INVESTMENTS — 99.5% (cost $352,519,430)	357,386,501
Other assets in excess of liabilities — 0.5%	1,812,197

NET ASSETS — 100.0%	$359,198,698

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,249,516; cash collateral of $1,292,000 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(g)	Indicates a security that has been deemed illiquid.
(unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$4,645,240	$—
Belgium	5,883,251	—	—
Canada	—	—	1
China	3,518,374	8,972,099	—
Denmark	—	4,303,874	—
France	—	41,718,041	—
Germany	—	21,672,775	—
Hong Kong	—	13,152,702	—
India	3,148,139	—	—
Indonesia	—	2,735,906	—
Israel	2,744,923	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Japan	$—	$82,554,841	$—
Macau	—	3,014,941	—
Netherlands	1,195,036	21,941,532	—
South Africa	—	3,665,267	—
South Korea	7,455,060	2,239,996	—
Switzerland	—	38,504,355	—
Taiwan	3,526,533	—	—
United Kingdom	—	67,503,129	—
United States	—	3,681,096	—
Preferred Stock
Germany	—	3,918,327	—
Affiliated Mutual Funds	5,691,063	—	—

Total	$33,162,379	$324,224,121	$1

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Pharmaceuticals	9.9%
Banks	9.2
Insurance	7.5
Machinery	5.8
Textiles, Apparel & Luxury Goods	4.6
Oil, Gas & Consumable Fuels	4.4
Tobacco	4.0
Metals & Mining	3.9
Semiconductors & Semiconductor Equipment	3.8
Automobiles	3.7
Chemicals	3.1
Real Estate Management & Development	3.1
Hotels, Restaurants & Leisure	2.8
Wireless Telecommunication Services	2.8
Beverages	2.5
Electrical Equipment	2.4
Media	2.4
Construction Materials	2.1
Technology Hardware, Storage & Peripherals	2.1

Auto Components	1.9%
Capital Markets	1.9
Aerospace & Defense	1.6
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	1.6
Industrial Conglomerates	1.4
Software	1.4
Personal Products	1.3
Electronic Equipment, Instruments & Components	1.1
Household Products	1.1
Biotechnology	1.0
Internet Software & Services	1.0
Building Products	0.9
Energy Equipment & Services	0.8
Health Care Equipment & Supplies	0.7
Household Durables	0.6
Trading Companies & Distributors	0.5
Health Care Providers & Services	0.4
Commercial Services & Supplies	0.2

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$1,249,516	$(1,249,516)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $1,249,516:
Unaffiliated investments (cost $346,828,367)	$351,695,438
Affiliated investments (cost $5,691,063)	5,691,063
Foreign currency, at value (cost $53,663)	53,765
Tax reclaim receivable	2,289,595
Receivable for fund share sold	577,957
Dividends receivable	340,948
Receivable from affiliate	33,470
Prepaid expenses	5,256

Total Assets	360,687,492

LIABILITIES:
Payable to broker for collateral for securities on loan	1,292,000
Advisory fees payable	119,171
Accrued expenses and other liabilities	45,854
Payable for fund share repurchased	19,305
Distribution fee payable	12,118
Affiliated transfer agent fee payable	346

Total Liabilities	1,488,794

NET ASSETS	$359,198,698

Net assets were comprised of:
Paid-in capital	$312,895,539
Retained earnings	46,303,159

Net assets, December 31, 2016	$359,198,698

Net asset value and redemption price per share, $359,198,698 / 15,117,739 outstanding shares of beneficial interest	$23.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,009,239, of which $102,532 is reimbursable by an affiliate)	$10,197,950
Income from securities lending, net (including affiliated income of $32,085)	47,144
Affiliated dividend income	46,008

10,291,102

EXPENSES
Advisory fees	2,579,750
Distribution fee	906,041
Custodian and accounting fees	149,000
Audit fee	27,000
Trustees’ fees	13,000
Loan interest expense	8,674
Commitment fee on syndicated credit agreement	8,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	5,000
Shareholders’ reports	3,000
Miscellaneous	21,715

Total expenses	3,737,180

NET INVESTMENT INCOME (LOSS)	6,553,922

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $723)	(751,793)
Foreign currency transactions	(291,521)

(1,043,314)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,288,025)
Foreign currencies	(31,907)

(3,319,932)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(4,363,246)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,190,676

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,553,922	$7,124,501
Net realized gain (loss) on investment and foreign currency transactions	(1,043,314)	7,375,569
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,319,932)	(27,623,618)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,190,676	(13,123,548)

FUND SHARE TRANSACTIONS:
Fund share sold [4,335,577 and 2,433,221 shares, respectively]	96,827,899	60,359,644
Fund share repurchased [5,910,993 and 3,573,236 shares, respectively]	(129,767,567)	(85,728,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(32,939,668)	(25,368,648)

CAPITAL CONTRIBUTIONS (NOTE 4)	749,734	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,999,258)	(38,492,196)
NET ASSETS:
Beginning of year	389,197,956	427,690,152

End of year	$359,198,698	$389,197,956

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.7%
Boeing Co. (The)	86,248	$13,427,089

Air Freight & Logistics — 1.4%
FedEx Corp.	59,479	11,074,990

Automobiles — 0.9%
Tesla Motors, Inc.*(a)	34,086	7,283,837

Banks — 1.1%
JPMorgan Chase & Co.	101,550	8,762,750

Beverages — 2.0%
Constellation Brands, Inc. (Class A Stock)	39,276	6,021,404
Monster Beverage Corp.*	208,697	9,253,625

		15,275,029

Biotechnology — 7.9%
Alexion Pharmaceuticals, Inc.*	101,848	12,461,103
BioMarin Pharmaceutical, Inc.*	57,403	4,755,265
Celgene Corp.*	186,431	21,579,388
Regeneron Pharmaceuticals, Inc.*	26,874	9,865,177
Shire PLC, ADR(a)	79,110	13,478,762

		62,139,695

Capital Markets — 3.0%
Goldman Sachs Group, Inc. (The)	67,559	16,177,003
S&P Global, Inc.	70,727	7,605,982

		23,782,985

Chemicals — 0.7%
Albemarle Corp.	60,769	5,230,996

Communications Equipment — 1.0%
Palo Alto Networks, Inc.*(a)	61,864	7,736,093

Energy Equipment & Services — 1.5%
Halliburton Co.	217,145	11,745,373

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	72,670	11,635,194

Hotels, Restaurants & Leisure — 4.0%
Marriott International, Inc. (Class A Stock)	191,063	15,797,089
Starbucks Corp.	273,378	15,177,947

		30,975,036

Internet & Direct Marketing Retail — 10.2%
Amazon.com, Inc.*	59,042	44,273,825
Expedia, Inc.	33,879	3,837,813
Netflix, Inc.*	133,985	16,587,342
Priceline Group, Inc. (The)*	10,651	15,615,005

		80,313,985

Internet Software & Services — 15.6%
Alibaba Group Holding Ltd. (China), ADR*(a)	271,270	23,820,219
Alphabet, Inc. (Class A Stock)*	29,423	23,316,256
Alphabet, Inc. (Class C Stock)*	30,212	23,318,226
Facebook, Inc. (Class A Stock)*	265,988	30,601,919
Tencent Holdings Ltd. (China)	868,384	21,055,805

		122,112,425

IT Services — 7.4%
FleetCor Technologies, Inc.*	65,194	9,226,255

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
Mastercard, Inc. (Class A Stock)	232,726	$24,028,960
Visa, Inc. (Class A Stock)(a)	321,719	25,100,516

		58,355,731

Life Sciences Tools & Services — 0.7%
Illumina, Inc.*	41,386	5,299,063

Machinery — 1.0%
Parker-Hannifin Corp.	55,215	7,730,099

Media — 2.4%
Charter Communications, Inc. (Class A Stock)*	32,200	9,271,023
Time Warner, Inc.	98,288	9,487,741

		18,758,764

Oil, Gas & Consumable Fuels — 1.8%
Concho Resources, Inc.*	75,891	10,063,147
EOG Resources, Inc.	37,199	3,760,819

		13,823,966

Pharmaceuticals — 3.0%
Allergan PLC*(a)	41,658	8,748,597
Bristol-Myers Squibb Co.	250,224	14,623,091

		23,371,688

Semiconductors & Semiconductor Equipment — 5.7%
NVIDIA Corp.(a)	200,711	21,423,892
NXP Semiconductors NV (Netherlands)*	78,061	7,650,759
QUALCOMM, Inc.	235,220	15,336,343

		44,410,994

Software — 10.8%
Adobe Systems, Inc.*	166,099	17,099,892
Microsoft Corp.	441,095	27,409,643
Mobileye NV*(a)	91,033	3,470,178
Red Hat, Inc.*	133,939	9,335,548
salesforce.com, Inc.*	208,356	14,264,052
Splunk, Inc.*(a)	126,202	6,455,232
Workday, Inc. (Class A Stock)*(a)	105,870	6,996,948

		85,031,493

Specialty Retail — 7.0%
Home Depot, Inc. (The)	67,504	9,050,936
Industria de Diseno Textil SA (Spain)	498,141	16,969,713
O’Reilly Automotive, Inc.*(a)	50,676	14,108,705
TJX Cos., Inc. (The)	122,152	9,177,280
Ulta Salon Cosmetics & Fragrance, Inc.*	22,101	5,634,429

		54,941,063

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	319,082	36,956,077

Textiles, Apparel & Luxury Goods — 2.6%
adidas AG (Germany)	82,052	12,941,132
NIKE, Inc. (Class B Stock)	150,966	7,673,602

		20,614,734

TOTAL LONG-TERM INVESTMENTS (cost $477,778,479)		780,789,149

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SHORT-TERM INVESTMENTS — 13.3%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	149,689	$149,689
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $104,470,992; includes $104,408,158 of cash collateral for securities on loan)(b)(w)	104,466,200	104,487,094

TOTAL SHORT-TERM INVESTMENTS (cost $104,620,681)(Note 4)		104,636,783

Value (Note 2)
TOTAL INVESTMENTS — 112.9% (cost $582,399,160)	$885,425,932
Liabilities in excess of other assets — (12.9)%	(101,454,447)

NET ASSETS — 100.0%	$783,971,485

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $101,202,266; cash collateral of $104,408,158 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Common Stocks
Aerospace & Defense	$13,427,089	$—	$—
Air Freight & Logistics	11,074,990	—	—
Automobiles	7,283,837	—	—
Banks	8,762,750	—	—
Beverages	15,275,029	—	—
Biotechnology	62,139,695	—	—
Capital Markets	23,782,985	—	—
Chemicals	5,230,996	—	—
Communications Equipment	7,736,093	—	—
Energy Equipment & Services	11,745,373	—	—
Food & Staples Retailing	11,635,194	—	—
Hotels, Restaurants & Leisure	30,975,036	—	—
Internet & Direct Marketing Retail	80,313,985	—	—
Internet Software & Services	101,056,620	21,055,805	—
IT Services	58,355,731	—	—
Life Sciences Tools & Services	5,299,063	—	—
Machinery	7,730,099	—	—
Media	18,758,764	—	—
Oil, Gas & Consumable Fuels	13,823,966	—	—
Pharmaceuticals	23,371,688	—	—
Semiconductors & Semiconductor Equipment	44,410,994	—	—
Software	85,031,493	—	—
Specialty Retail	37,971,350	16,969,713	—
Technology Hardware, Storage & Peripherals	36,956,077	—	—
Textiles, Apparel & Luxury Goods	7,673,602	12,941,132	—
Affiliated Mutual Funds	104,636,783	—	—

Total	$834,459,282	$50,966,650	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Internet Software & Services	15.6%
Affiliated Mutual Funds (13.3% represents investments purchased with collateral from securities on loan)	13.3
Software	10.8
Internet & Direct Marketing Retail	10.2
Biotechnology	7.9
IT Services	7.4
Specialty Retail	7.0
Semiconductors & Semiconductor Equipment	5.7
Technology Hardware, Storage & Peripherals	4.7
Hotels, Restaurants & Leisure	4.0
Capital Markets	3.0
Pharmaceuticals	3.0
Textiles, Apparel & Luxury Goods	2.6
Media	2.4
Beverages	2.0

Oil, Gas & Consumable Fuels	1.8%
Aerospace & Defense	1.7
Energy Equipment & Services	1.5
Food & Staples Retailing	1.5
Air Freight & Logistics	1.4
Banks	1.1
Communications Equipment	1.0
Machinery	1.0
Automobiles	0.9
Chemicals	0.7
Life Sciences Tools & Services	0.7

112.9
Liabilities in excess of other assets	(12.9)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$101,202,266	$(101,202,266)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $101,202,266:
Unaffiliated investments (cost $477,778,479)	$780,789,149
Affiliated investments (cost $104,620,681)	104,636,783
Receivable for investments sold	4,863,775
Receivable for fund share sold	831,039
Tax reclaim receivable	198,623
Dividends and interest receivable	74,341
Prepaid expenses	6,398

Total Assets	891,400,108

LIABILITIES:
Payable to broker for collateral for securities on loan	104,408,158
Payable for investments purchased	2,315,970
Advisory fees payable	490,780
Payable for fund share repurchased	105,662
Accrued expenses	81,028
Distribution fee payable	26,679
Affiliated transfer agent fee payable	346

Total Liabilities	107,428,623

NET ASSETS	$783,971,485

Net assets were comprised of:
Paid-in capital	$66,051,759
Retained earnings	717,919,726

Net assets, December 31, 2016	$783,971,485

Net asset value and redemption price per share, $783,971,485 / 34,297,510 outstanding shares of beneficial interest	$22.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $164,880 foreign withholding tax)	$6,374,156
Income from securities lending, net (including affiliated income of $509,335)	799,534
Affiliated dividend income	69,328

7,243,018

EXPENSES
Advisory fees	6,178,977
Distribution fee	2,143,714
Custodian and accounting fees (net of $6,600 fee credit)	124,000
Audit fee	23,000
Trustees’ fees	17,000
Loan interest expense	12,018
Insurance expenses	12,000
Legal fees and expenses	11,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	3,000
Miscellaneous	13,266

Total expenses	8,553,975

NET INVESTMENT INCOME (LOSS)	(1,310,957)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $5,142)	42,174,888
Foreign currency transactions	(9,137)

42,165,751

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $16,102)	(80,648,226)
Foreign currencies	16,939

(80,631,287)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(38,465,536)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,776,493)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,310,957)	$(2,797,949)
Net realized gain (loss) on investment and foreign currency transactions	42,165,751	21,805,000
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(80,631,287)	66,454,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,776,493)	85,461,317

FUND SHARE TRANSACTIONS:
Fund share sold [6,167,142 and 21,105,904 shares, respectively]	132,540,673	472,713,931
Fund share repurchased [19,164,374 and 7,726,109 shares, respectively]	(406,352,222)	(172,039,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(273,811,549)	300,674,492

CAPITAL CONTRIBUTIONS (NOTE 4)	120,084	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(313,467,958)	386,135,809
NET ASSETS:
Beginning of year	1,097,439,443	711,303,634

End of year	$783,971,485	$1,097,439,443

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value (Note 2)
Air Freight & Logistics — 5.8%
Expeditors International of Washington, Inc.(a)	1,304,774	$69,100,831
United Parcel Service, Inc. (Class B Stock)(a)	556,971	63,851,155

		132,951,986

Beverages — 7.1%
Coca-Cola Co. (The)	1,829,553	75,853,267
Monster Beverage Corp.*	1,945,671	86,271,052

		162,124,319

Biotechnology — 4.8%
Amgen, Inc.	299,445	43,781,853
Regeneron Pharmaceuticals, Inc.*	178,397	65,487,755

		109,269,608

Capital Markets — 4.7%
FactSet Research Systems, Inc.(a)	260,136	42,514,026
SEI Investments Co.	1,345,551	66,416,397

		108,930,423

Communications Equipment — 4.9%
Cisco Systems, Inc.	3,704,406	111,947,149

Consumer Finance — 1.5%
American Express Co.	481,362	35,659,298

Energy Equipment & Services — 2.7%
Schlumberger Ltd.	734,086	61,626,520

Food Products — 3.2%
Danone SA (France), ADR	5,751,753	72,357,053

Health Care Equipment & Supplies — 2.3%
Varian Medical Systems, Inc.*(a)	590,530	53,017,783

Health Care Technology — 2.1%
Cerner Corp.*	1,012,182	47,947,061

Hotels, Restaurants & Leisure — 3.0%
Yum China Holdings, Inc.*	1,025,993	26,798,937
Yum! Brands, Inc.	673,029	42,622,927

		69,421,864

Household Products — 3.4%
Procter & Gamble Co. (The)	918,275	77,208,562

Internet & Direct Marketing Retail — 6.7%
Amazon.com, Inc.*	205,578	154,156,776

Internet Software & Services — 16.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	1,210,703	106,311,830
Alphabet, Inc. (Class C Stock)*	84,287	65,054,392
Alphabet, Inc. (Class A Stock)*	84,130	66,668,819
Facebook, Inc. (Class A Stock)*	1,193,921	137,360,611

		375,395,652

IT Services — 5.8%
Automatic Data Processing, Inc.	217,207	22,324,535
Visa, Inc. (Class A Stock)(a)	1,413,256	110,262,233

		132,586,768

Machinery — 2.7%
Deere & Co.(a)	608,481	62,697,882

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 6.6%
Merck & Co., Inc.	513,068	$30,204,313
Novartis AG (Switzerland), ADR	636,374	46,353,482
Novo Nordisk A/S (Denmark), ADR	2,083,802	74,725,140

		151,282,935

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	146,610	10,646,818
QUALCOMM, Inc.	1,569,568	102,335,834

		112,982,652

Software — 9.9%
Autodesk, Inc.*	930,550	68,870,006
Microsoft Corp.	993,057	61,708,563
Oracle Corp.	2,535,873	97,504,317

		228,082,886

TOTAL LONG-TERM INVESTMENTS (cost $1,803,089,792)		2,259,647,177

SHORT-TERM INVESTMENTS —13.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	17,613,154	17,613,154
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $295,698,897; includes $295,422,559 of cash collateral for securities on loan)(b)(w)	295,646,854	295,705,983

TOTAL SHORT-TERM INVESTMENTS (cost $313,312,051)(Note 4)		313,319,137

TOTAL INVESTMENTS — 112.2% (cost $2,116,401,843)		2,572,966,314

Liabilities in excess of other assets — (12.2)%		(280,025,325)

NET ASSETS — 100.0%		$2,292,940,989

See the Glossary for abbreviations used in the annual report:

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $289,157,508; cash collateral of $295,422,559 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Air Freight & Logistics	$132,951,986	$—	$—
Beverages	162,124,319	—	—
Biotechnology	109,269,608	—	—
Capital Markets	108,930,423	—	—
Communications Equipment	111,947,149	—	—
Consumer Finance	35,659,298	—	—
Energy Equipment & Services	61,626,520	—	—
Food Products	72,357,053	—	—
Health Care Equipment & Supplies	53,017,783	—	—
Health Care Technology	47,947,061	—	—
Hotels, Restaurants & Leisure	69,421,864	—	—
Household Products	77,208,562	—	—
Internet & Direct Marketing Retail	154,156,776	—	—
Internet Software & Services	375,395,652	—	—
IT Services	132,586,768	—	—
Machinery	62,697,882	—	—
Pharmaceuticals	151,282,935	—	—
Semiconductors & Semiconductor Equipment	112,982,652	—	—
Software	228,082,886	—	—
Affiliated Mutual Funds	313,319,137	—	—

Total	$2,572,966,314	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Internet Software & Services	16.4%
Affiliated Mutual Funds (12.9% represents investments purchased with collateral from securities on loan)	13.7
Software	9.9
Beverages	7.1
Internet & Direct Marketing Retail	6.7
Pharmaceuticals	6.6
Air Freight & Logistics	5.8
IT Services	5.8
Communications Equipment	4.9
Semiconductors & Semiconductor Equipment	4.9

Biotechnology	4.8%
Capital Markets	4.7
Household Products	3.4
Food Products	3.2
Hotels, Restaurants & Leisure	3.0
Energy Equipment & Services	2.7
Machinery	2.7
Health Care Equipment & Supplies	2.3
Health Care Technology	2.1
Consumer Finance	1.5

112.2
Liabilities in excess of other assets	(12.2)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$289,157,508	$(289,157,508)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $289,157,508:
Unaffiliated investments (cost $1,803,089,792)	$2,259,647,177
Affiliated investments (cost $313,312,051)	313,319,137
Receivable for fund share sold	12,700,103
Tax reclaim receivable	2,070,594
Dividends receivable	1,479,796
Prepaid expenses	38,541

Total Assets	2,589,255,348

LIABILITIES:
Payable to broker for collateral for securities on loan	295,422,559
Advisory fees payable	592,376
Accrued expenses and other liabilities	202,298
Distribution fee payable	78,258
Payable for fund share repurchased	18,291
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	231

Total Liabilities	296,314,359

NET ASSETS	$2,292,940,989

Net assets were comprised of:
Paid-in capital	$274,782,272
Retained earnings	2,018,158,717

Net assets, December 31, 2016	$2,292,940,989

Net asset value and redemption price per share, $2,292,940,989 / 61,149,578 outstanding shares of beneficial interest	$37.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $976,930 foreign withholding tax)	$35,250,619
Income from securities lending, net (including affiliated of $768,255)	792,438
Affiliated dividend income	159,092

36,202,149

EXPENSES
Advisory fees	16,759,057
Distribution fee	5,908,917
Custodian and accounting fees	281,000
Trustees’ fees	31,000
Insurance expenses	30,000
Audit fee	29,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	12,000
Loan interest expense	11,569
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	4,000
Miscellaneous	14,426

Total expenses	23,102,969
Less: advisory fee waivers and/or expense reimbursement	(1,418,140)

Net expenses	21,684,829

NET INVESTMENT INCOME (LOSS)	14,517,320

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $94,364)	130,022,633
Foreign currency transactions	(18,344)

130,004,289

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,086)	(27,705,939)
Foreign currencies	16,859

(27,689,080)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	102,315,209

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$116,832,529

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$14,517,320	$12,760,859
Net realized gain (loss) on investment and foreign currency transactions	130,004,289	264,566,496
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(27,689,080)	(23,245,067)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,832,529	254,082,288

FUND SHARE TRANSACTIONS:
Fund share sold [6,589,735 and 2,000,757 shares, respectively]	232,101,250	67,263,193
Fund share repurchased [13,959,023 and 25,140,551 shares, respectively]	(493,491,466)	(844,766,033)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(261,390,216)	(777,502,840)

CAPITAL CONTRIBUTIONS (NOTE 4)	3,471,159	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,086,528)	(523,420,552)
NET ASSETS:
Beginning of year	2,434,027,517	2,957,448,069

End of year	$2,292,940,989	$2,434,027,517

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Austria — 0.4%
Erste Group Bank AG*	84,728	$2,477,215

Brazil — 0.5%
Ambev SA	648,175	3,266,068

Canada — 1.7%
Canadian National Railway Co.	156,724	10,563,198

Czech Republic — 0.2%
Komercni Banka A/S	25,292	871,568

Denmark — 0.8%
Carlsberg A/S (Class B Stock)	58,368	5,027,188

France — 7.7%
Air Liquide SA	30,846	3,430,049
Danone SA	143,536	9,082,782
Hermes International	2,951	1,210,557
Legrand SA	87,308	4,953,454
LVMH Moet Hennessy Louis Vuitton SE	58,066	11,071,576
Pernod Ricard SA	97,984	10,603,871
Schneider Electric SE	101,317	7,038,361

		47,390,650

Germany — 6.3%
Bayer AG	151,257	15,758,532
Brenntag AG	38,401	2,128,531
Deutsche Boerse AG*	36,441	2,965,418
Linde AG	48,441	7,946,176
Merck KGaA	50,499	5,258,020
MTU Aero Engines AG	41,829	4,824,985

		38,881,662

Hong Kong — 0.2%
Sands China Ltd.	297,600	1,283,898

Israel — 0.9%
Check Point Software Technologies Ltd.*(a)	65,627	5,542,856

Japan — 1.1%
Hoya Corp.	85,000	3,564,001
Kubota Corp.	239,300	3,410,221

		6,974,222

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV (Class O Stock)	388,280	1,912,400

Netherlands — 2.0%
Akzo Nobel NV	106,094	6,629,499
Heineken NV	71,877	5,386,332

		12,015,831

South Korea — 0.8%
Samsung Electronics Co. Ltd.	3,062	4,557,215

Spain — 0.6%
Aena SA, 144A	25,642	3,493,506

Sweden — 1.8%
Svenska Cellulosa AB SCA (Class B Stock)	396,374	11,156,551

Switzerland — 8.7%
Adecco Group AG	74,822	4,884,141
Cie Financiere Richemont SA	84,390	5,577,382
Julius Baer Group Ltd.*	59,510	2,636,396

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Nestle SA	219,122	$15,697,371
Roche Holding AG	46,200	10,531,409
Sonova Holding AG	25,576	3,094,432
Swiss Re AG	24,560	2,323,693
UBS Group AG	569,109	8,898,282

		53,643,106

Thailand — 0.2%
Kasikornbank PCL	265,500	1,311,552

United Kingdom — 9.7%
Burberry Group PLC	185,759	3,423,359
Compass Group PLC	387,615	7,163,772
Delphi Automotive PLC	52,960	3,566,856
Diageo PLC	465,589	12,082,039
Reckitt Benckiser Group PLC	154,682	13,102,879
Sky PLC	392,711	4,787,543
Standard Chartered PLC*	216,154	1,762,729
Whitbread PLC	80,986	3,767,344
WPP PLC	451,121	10,039,047

		59,695,568

United States — 54.9%
3M Co.	59,395	10,606,165
Accenture PLC (Class A Stock)	120,495	14,113,579
American Express Co.	115,431	8,551,128
Amphenol Corp. (Class A Stock)	59,747	4,014,998
AutoZone, Inc.*	6,071	4,794,815
Bank of New York Mellon Corp. (The)	233,487	11,062,614
Charter Communications, Inc. (Class A Stock)*	14,902	4,290,584
Cisco Systems, Inc.	141,870	4,287,311
Cognizant Technology Solutions Corp. (Class A Stock)*	73,589	4,123,192
Colgate-Palmolive Co.	114,450	7,489,608
Cooper Cos., Inc. (The)	38,057	6,657,311
Coty, Inc. (Class A Stock)(a)	429,420	7,862,680
DENTSPLY SIRONA, Inc.	48,889	2,822,363
eBay, Inc.*	161,513	4,795,322
Franklin Resources, Inc.	146,416	5,795,145
Goldman Sachs Group, Inc. (The)	31,668	7,582,903
Harley-Davidson, Inc.(a)	60,394	3,523,387
Honeywell International, Inc.	129,251	14,973,728
International Flavors & Fragrances, Inc.(a)	15,613	1,839,680
Johnson & Johnson	22,701	2,615,382
Kellogg Co.	114,572	8,445,102
Marriott International, Inc. (Class A Stock)	27,615	2,283,208
Medtronic PLC	170,516	12,145,855
Microchip Technology, Inc.(a)	60,444	3,877,483
Monsanto Co.	56,792	5,975,086
National Oilwell Varco, Inc.(a)	56,597	2,118,992
NOW, Inc.*	32,971	674,916
Omnicom Group, Inc.(a)	65,305	5,558,109
Oracle Corp.	264,546	10,171,794
PayPal Holdings, Inc.*	77,606	3,063,109
Praxair, Inc.	37,407	4,383,726
Sally Beauty Holdings, Inc.*(a)	144,448	3,816,316
Schlumberger Ltd.	67,659	5,679,973
St. Jude Medical, Inc.	126,813	10,169,134
State Street Corp.	157,596	12,248,361

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Stryker Corp.	104,436	$12,512,477
Thermo Fisher Scientific, Inc.	115,401	16,283,081
Time Warner, Inc.	155,002	14,962,343
Union Pacific Corp.	29,405	3,048,710
United Parcel Service, Inc. (Class B Stock)	84,971	9,741,075
United Technologies Corp.	63,507	6,961,637
Urban Outfitters, Inc.*	107,326	3,056,644
Visa, Inc. (Class A Stock)(a)	160,317	12,507,932
W.W. Grainger, Inc.(a)	17,781	4,129,637
Walt Disney Co. (The)	134,660	14,034,265
Waters Corp.*	37,554	5,046,882
Wynn Resorts Ltd.(a)	12,090	1,045,906
Zimmer Biomet Holdings, Inc.	111,548	11,511,754

		337,255,402

TOTAL LONG-TERM INVESTMENTS (cost $540,386,530)		607,319,656

SHORT-TERM INVESTMENTS — 6.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	5,499,849	5,499,849
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $37,026,656; includes $36,987,054 of cash collateral for securities on loan)(b)(w)	37,017,393	37,024,797

TOTAL SHORT-TERM INVESTMENTS (cost $42,526,505)		42,524,646

TOTAL INVESTMENTS — 105.7% (cost $582,913,035)		649,844,302
Liabilities in excess of other assets — (5.7)%		(34,974,841)

NET ASSETS — 100.0%		$614,869,461

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,969,804; cash collateral of $36,987,054 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Austria	$—	$2,477,215	$—
Brazil	3,266,068	—	—
Canada	10,563,198	—	—
Czech Republic	—	871,568	—

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Denmark	$—	$5,027,188	$—
France	—	47,390,650	—
Germany	—	38,881,662	—
Hong Kong	—	1,283,898	—
Israel	5,542,856	—	—
Japan	—	6,974,222	—
Mexico	1,912,400	—	—
Netherlands	—	12,015,831	—
South Korea	—	4,557,215	—
Spain	—	3,493,506	—
Sweden	—	11,156,551	—
Switzerland	—	53,643,106	—
Thailand	—	1,311,552	—
United Kingdom	3,566,856	56,128,712	—
United States	337,255,402	—	—
Affiliated Mutual Funds	42,524,646	—	—

Total	$404,631,426	$245,212,876	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Health Care Equipment & Supplies	10.2%
Media	8.7
Capital Markets	8.3
Affiliated Mutual Funds (6.0% represents investments purchased with collateral from securities on loan)	6.9
Beverages	5.9
Pharmaceuticals	5.6
IT Services	5.5
Food Products	5.4
Household Products	5.2
Chemicals	4.9
Industrial Conglomerates	4.2
Life Sciences Tools & Services	3.5
Textiles, Apparel & Luxury Goods	3.5
Software	2.6
Hotels, Restaurants & Leisure	2.5
Road & Rail	2.2
Aerospace & Defense	1.9
Electrical Equipment	1.9
Specialty Retail	1.9
Air Freight & Logistics	1.6

Consumer Finance	1.4%
Banks	1.3
Energy Equipment & Services	1.3
Personal Products	1.3
Trading Companies & Distributors	1.1
Internet Software & Services	0.8
Professional Services	0.8
Communications Equipment	0.7
Technology Hardware, Storage & Peripherals	0.7
Auto Components	0.6
Automobiles	0.6
Electronic Equipment, Instruments & Components	0.6
Semiconductors & Semiconductor Equipment	0.6
Transportation Infrastructure	0.6
Machinery	0.5
Insurance	0.4

105.7
Liabilities in excess of other assets	(5.7)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$35,969,804	$(35,969,804)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $35,969,804:
Unaffiliated investments (cost $540,386,530)	$607,319,656
Affiliated investments (cost $42,526,505)	42,524,646
Cash	37,955
Foreign currency, at value (cost $860)	855
Tax reclaim receivable	1,470,416
Dividends and interest receivable	565,239
Receivable for fund share sold	283,726
Receivable from affiliate	2,960
Prepaid expenses	5,694

Total Assets	652,211,147

LIABILITIES:
Payable to broker for collateral for securities on loan	36,987,054
Advisory fees payable	247,078
Accrued expenses and other liabilities	69,084
Distribution fee payable	20,855
Payable for fund share repurchased	17,269
Affiliated transfer agent fee payable	346

Total Liabilities	37,341,686

NET ASSETS	$614,869,461

Net assets were comprised of:
Paid-in capital	$407,097,930
Retained earnings	207,771,531

Net assets, December 31, 2016	$614,869,461

Net asset value and redemption price per share, $614,869,461 / 37,101,525 outstanding shares of beneficial interest	$16.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $628,614, of which $6,726 is reimbursable by an affiliate)	$11,516,641
Income from securities lending, net (including affiliated income of $168,690)	207,182
Affiliated dividend income	45,135
Interest income	2,719

11,771,677

EXPENSES
Advisory fees	5,011,439
Distribution fee	1,517,366
Custodian and accounting fees	222,000
Audit fee	29,000
Loan interest expense	16,057
Commitment fee on syndicated credit agreement	15,000
Trustees’ fees	15,000
Insurance expenses	8,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	3,000
Miscellaneous	20,951

Total expenses	6,873,813

NET INVESTMENT INCOME (LOSS)	4,897,864

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $14,203)	43,835,726
Foreign currency transactions	(77,865)

43,757,861

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,859))	(14,048,748)
Foreign currencies	(18,077)

(14,066,825)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	29,691,036

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,588,900

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,897,864	$5,344,511
Net realized gain (loss) on investment and foreign currency transactions	43,757,861	37,082,797
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(14,066,825)	(54,846,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,588,900	(12,419,657)

FUND SHARE TRANSACTIONS:
Fund share sold [9,522,445 and 6,218,084 shares, respectively]	148,340,230	99,016,396
Fund share repurchased [12,502,109 and 7,147,321 shares, respectively]	(188,649,919)	(110,636,578)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(40,309,689)	(11,620,182)

CAPITAL CONTRIBUTIONS (NOTE 4)	714,749	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,006,040)	(24,039,839)
NET ASSETS:
Beginning of year	619,875,501	643,915,340

End of year	$614,869,461	$619,875,501

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS	Shares	Value (Note 2)
Beverages — 2.3%
Constellation Brands, Inc. (Class A Stock)	100,679	$15,435,097
Monster Beverage Corp.*	149,352	6,622,268
Pernod Ricard SA (France)	23,399	2,532,250

		24,589,615

Biotechnology — 2.6%
Alexion Pharmaceuticals, Inc.*	22,217	2,718,250
BioMarin Pharmaceutical, Inc.*	37,712	3,124,062
Celgene Corp.*	144,918	16,774,259
Regeneron Pharmaceuticals, Inc.*	14,648	5,377,134

		27,993,705

Capital Markets — 3.8%
Blackstone Group LP (The) (MLP)	35,458	958,430
Charles Schwab Corp. (The)	371,855	14,677,117
Goldman Sachs Group, Inc. (The)	22,595	5,410,373
Intercontinental Exchange, Inc.	336,439	18,981,888
Morgan Stanley	25,202	1,064,785

		41,092,593

Chemicals — 2.5%
Ecolab, Inc.	35,823	4,199,172
Monsanto Co.	72,690	7,647,715
Sherwin-Williams Co. (The)	53,809	14,460,631

		26,307,518

Construction Materials — 1.5%
Vulcan Materials Co.	125,189	15,667,403

Distributors — 0.5%
LKQ Corp.*	170,111	5,213,902

Electrical Equipment — 0.6%
AMETEK, Inc.	136,493	6,633,560

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp. (Class A Stock)	119,263	8,014,474

Equity Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	243,154	25,696,515

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	78,934	12,638,123
CVS Health Corp.	18,394	1,451,471

		14,089,594

Food Products — 1.3%
Danone SA (France)	75,014	4,746,794
Mead Johnson Nutrition Co.	53,283	3,770,305
Mondelez International, Inc. (Class A Stock)	120,546	5,343,804

		13,860,903

Health Care Equipment & Supplies — 5.5%
Abbott Laboratories	127,578	4,900,271
C.R. Bard, Inc.	30,364	6,821,576
Cooper Cos., Inc. (The)	6,549	1,145,617
Danaher Corp.	261,469	20,352,747
Edwards Lifesciences Corp.*	47,104	4,413,645
Medtronic PLC	202,345	14,413,034
Stryker Corp.	58,619	7,023,142

		59,070,032

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 0.2%
McKesson Corp.	14,682	$2,062,087

Hotels, Restaurants & Leisure — 3.1%
Aramark	377,494	13,484,086
Marriott International, Inc. (Class A Stock)	98,445	8,139,433
Starbucks Corp.	215,547	11,967,169

		33,590,688

Household Products — 0.9%
Colgate-Palmolive Co.	147,826	9,673,733

Industrial Conglomerates — 1.7%
Honeywell International, Inc.	56,193	6,509,959
Roper Technologies, Inc.	62,816	11,500,353

		18,010,312

Insurance — 0.7%
Aon PLC	71,427	7,966,253

Internet & Direct Marketing Retail — 7.1%
Amazon.com, Inc.*	60,181	45,127,926
Netflix, Inc.*	109,904	13,606,115
Priceline Group, Inc. (The)*	11,704	17,158,766

		75,892,807

Internet Software & Services — 11.0%
Akamai Technologies, Inc.*	19,247	1,283,390
Alphabet, Inc. (Class A Stock)*	52,301	41,445,927
Alphabet, Inc. (Class C Stock)*	36,788	28,393,714
Facebook, Inc. (Class A Stock)*	404,926	46,586,736

		117,709,767

IT Services — 11.3%
Cognizant Technology Solutions Corp. (Class A Stock)*	182,336	10,216,286
Fidelity National Information Services, Inc.	86,801	6,565,628
Fiserv, Inc.*	160,120	17,017,554
FleetCor Technologies, Inc.*	88,860	12,575,467
Mastercard, Inc. (Class A Stock)	276,578	28,556,679
PayPal Holdings, Inc.*	67,195	2,652,188
Sabre Corp.(a)	160,204	3,997,090
Visa, Inc. (Class A Stock)(a)	506,049	39,481,943

		121,062,835

Life Sciences Tools & Services — 2.4%
Thermo Fisher Scientific, Inc.	163,122	23,016,514
VWR Corp.*	102,449	2,564,298

		25,580,812

Machinery — 1.4%
Flowserve Corp.(a)	114,974	5,524,501
Fortive Corp.	107,880	5,785,604
Xylem, Inc.	80,867	4,004,534

		15,314,639

Media — 1.5%
Comcast Corp. (Class A Stock)	228,983	15,811,276

Multiline Retail — 1.4%
Dollar Tree, Inc.*(a)	186,771	14,414,986

Oil, Gas & Consumable Fuels — 1.3%
Concho Resources, Inc.*	45,450	6,026,669

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	44,002	$7,923,440

		13,950,109

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	76,247	5,832,133

Pharmaceuticals — 3.1%
Allergan PLC*(a)	30,745	6,456,757
Bristol-Myers Squibb Co.	162,297	9,484,637
Eli Lilly & Co.	110,412	8,120,803
Zoetis, Inc.	168,639	9,027,246

		33,089,443

Professional Services — 1.6%
Equifax, Inc.	75,293	8,901,891
Verisk Analytics, Inc.*	103,678	8,415,543

		17,317,434

Road & Rail — 2.0%
Canadian Pacific Railway Ltd. (Canada)	66,913	9,553,169
Union Pacific Corp.	112,319	11,645,234

		21,198,403

Semiconductors & Semiconductor Equipment — 2.9%
Broadcom Ltd. (Singapore)	100,721	17,804,451
NVIDIA Corp.(a)	124,074	13,243,659

		31,048,110

Software — 11.1%
Activision Blizzard, Inc.	278,630	10,061,329
Adobe Systems, Inc.*	264,015	27,180,344
Electronic Arts, Inc.*	182,260	14,354,798
Intuit, Inc.	108,398	12,423,495
Microsoft Corp.	618,236	38,417,185
salesforce.com, Inc.*	233,564	15,989,791

		118,426,942

Specialty Retail — 4.4%
AutoZone, Inc.*	11,415	9,015,453
Ross Stores, Inc.	281,063	18,437,733
TJX Cos., Inc. (The)	163,900	12,313,807
Tractor Supply Co.	91,832	6,961,784

		46,728,777

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	155,824	18,047,536

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc.*(a)	40,046	$2,602,590
NIKE, Inc. (Class B Stock)	216,380	10,998,595
VF Corp.	19,326	1,031,042

		14,632,227

Trading Companies & Distributors — 0.1%
Univar, Inc.*	44,570	1,264,451

TOTAL LONG-TERM INVESTMENTS (cost $834,245,402)		1,046,855,574

SHORT-TERM INVESTMENTS — 8.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	21,699,406	21,699,406
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $68,226,282; includes $68,168,825 of cash collateral for securities on loan)(b)(w)	68,210,546	68,224,187

TOTAL SHORT-TERM INVESTMENTS (cost $89,925,688)(Note 4)		89,923,593

TOTAL INVESTMENTS — 106.3% (cost $924,171,090)		1,136,779,167
Liabilities in excess of other assets — (6.3)%		(67,102,672)

NET ASSETS — 100.0%		$1,069,676,495

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $66,160,938; cash collateral of $68,168,825 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Beverages	$22,057,365	$2,532,250	$—
Biotechnology	27,993,705	—	—
Capital Markets	41,092,593	—	—
Chemicals	26,307,518	—	—
Construction Materials	15,667,403	—	—
Distributors	5,213,902	—	—
Electrical Equipment	6,633,560	—	—
Electronic Equipment, Instruments & Components	8,014,474	—	—
Equity Real Estate Investment Trusts (REITs)	25,696,515	—	—
Food & Staples Retailing	14,089,594	—	—
Food Products	9,114,109	4,746,794	—
Health Care Equipment & Supplies	59,070,032	—	—
Health Care Providers & Services	2,062,087	—	—
Hotels, Restaurants & Leisure	33,590,688	—	—
Household Products	9,673,733	—	—
Industrial Conglomerates	18,010,312	—	—
Insurance	7,966,253	—	—
Internet & Direct Marketing Retail	75,892,807	—	—
Internet Software & Services	117,709,767	—	—
IT Services	121,062,835	—	—
Life Sciences Tools & Services	25,580,812	—	—
Machinery	15,314,639	—	—
Media	15,811,276	—	—
Multiline Retail	14,414,986	—	—
Oil, Gas & Consumable Fuels	13,950,109	—	—
Personal Products	5,832,133	—	—
Pharmaceuticals	33,089,443	—	—
Professional Services	17,317,434	—	—
Road & Rail	21,198,403	—	—
Semiconductors & Semiconductor Equipment	31,048,110	—	—
Software	118,426,942	—	—
Specialty Retail	46,728,777	—	—
Technology Hardware, Storage & Peripherals	18,047,536	—	—
Textiles, Apparel & Luxury Goods	14,632,227	—	—
Trading Companies & Distributors	1,264,451	—	—
Affiliated Mutual Funds	89,923,593	—	—

Total	$1,129,500,123	$7,279,044	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

IT Services	11.3%
Software	11.1
Internet Software & Services	11.0
Affiliated Mutual Funds (6.4% represents investments purchased with collateral from securities on loan)	8.4
Internet & Direct Marketing Retail	7.1
Health Care Equipment & Supplies	5.5
Specialty Retail	4.4
Capital Markets	3.8
Hotels, Restaurants & Leisure	3.1
Pharmaceuticals	3.1
Semiconductors & Semiconductor Equipment	2.9
Biotechnology	2.6
Chemicals	2.5
Equity Real Estate Investment Trusts (REITs)	2.4
Life Sciences Tools & Services	2.4
Beverages	2.3
Road & Rail	2.0
Technology Hardware, Storage & Peripherals	1.7

Industrial Conglomerates	1.7%
Professional Services	1.6
Media	1.5
Construction Materials	1.5
Machinery	1.4
Textiles, Apparel & Luxury Goods	1.4
Multiline Retail	1.4
Food & Staples Retailing	1.3
Oil, Gas & Consumable Fuels	1.3
Food Products	1.3
Household Products	0.9
Electronic Equipment, Instruments & Components	0.8
Insurance	0.7
Electrical Equipment	0.6
Personal Products	0.5
Distributors	0.5
Health Care Providers & Services	0.2
Trading Companies & Distributors	0.1

106.3
Liabilities in excess of other assets	(6.3)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$66,160,938	$(66,160,938)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $66,160,938:
Unaffiliated investments (cost $834,245,402)	$1,046,855,574
Affiliated investments (cost $89,925,688)	89,923,593
Receivable for investments sold	1,474,374
Receivable for fund share sold	1,458,569
Dividends receivable	519,926
Tax reclaim receivable	267,222
Prepaid expenses	12,197

Total Assets	1,140,511,455

LIABILITIES:
Payable to broker for collateral for securities on loan	68,168,825
Payable for investments purchased	1,959,591
Advisory fees payable	337,581
Payable for fund share repurchased	254,519
Accrued expenses and other liabilities	77,382
Distribution fee payable	36,716
Affiliated transfer agent fee payable	346

Total Liabilities	70,834,960

NET ASSETS	$1,069,676,495

Net assets were comprised of:
Paid-in capital	$283,595,554
Retained earnings	786,080,941

Net assets, December 31, 2016	$1,069,676,495

Net asset value and redemption price per share, $1,069,676,495 / 58,959,233 outstanding shares of beneficial interest	$18.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $53,752 foreign withholding tax)	$9,129,752
Income from securities lending, net (including affiliated income of $180,882)	188,919
Affiliated dividend income	115,130

9,433,801

EXPENSES
Advisory fees	8,105,580
Distribution fee	2,829,388
Custodian and accounting fees	191,000
Audit fee	27,000
Trustees’ fees	19,000
Insurance expenses	15,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Loan interest expense	3,237
Shareholders’ reports	1,000
Miscellaneous	15,753

Total expenses	11,222,958

NET INVESTMENT INCOME (LOSS)	(1,789,157)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $18,636)	98,968,152
Foreign currency transactions	(742)

98,967,410

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,095))	(80,015,000)
Foreign currencies	(7,822)

(80,022,822)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	18,944,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,155,431

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,789,157)	$(1,569,713)
Net realized gain (loss) on investment and foreign currency transactions	98,967,410	143,193,019
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(80,022,822)	(48,907,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,155,431	92,716,299

FUND SHARE TRANSACTIONS:
Fund share sold [7,302,362 and 3,329,564 shares, respectively]	126,373,924	57,101,231
Fund share repurchased [14,771,370 and 22,322,062 shares, respectively]	(256,838,923)	(384,990,973)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(130,464,999)	(327,889,742)

CAPITAL CONTRIBUTIONS (NOTE 4)	660,375	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(112,649,193)	(235,173,443)
NET ASSETS:
Beginning of year	1,182,325,688	1,417,499,131

End of year	$1,069,676,495	$1,182,325,688

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.1%
Lockheed Martin Corp.	51,771	$12,939,644
Northrop Grumman Corp.	43,351	10,082,576
United Technologies Corp.	114,690	12,572,318

		35,594,538

Air Freight & Logistics — 1.5%
United Parcel Service, Inc. (Class B Stock)	155,595	17,837,411

Auto Components — 0.9%
Delphi Automotive PLC (United Kingdom)	150,307	10,123,176

Automobiles — 0.5%
Harley-Davidson, Inc.(a)	102,206	5,962,698

Banks — 13.6%
Citigroup, Inc.	357,610	21,252,762
JPMorgan Chase & Co.	608,129	52,475,451
PNC Financial Services Group, Inc. (The)	129,787	15,179,888
US Bancorp	537,840	27,628,841
Wells Fargo & Co.	749,201	41,288,467

		157,825,409

Beverages — 1.5%
Diageo PLC (United Kingdom)	443,372	11,505,508
PepsiCo, Inc.	52,927	5,537,751

		17,043,259

Building Products — 1.9%
Johnson Controls International PLC	526,612	21,691,148

Capital Markets — 7.2%
Bank of New York Mellon Corp. (The)	249,335	11,813,492
BlackRock, Inc.	29,674	11,292,144
Franklin Resources, Inc.	151,405	5,992,610
Goldman Sachs Group, Inc. (The)	120,239	28,791,229
Moody’s Corp.	70,537	6,649,523
Nasdaq, Inc.	170,926	11,472,553
S&P Global, Inc.	17,943	1,929,590
State Street Corp.	67,116	5,216,256

		83,157,397

Chemicals — 3.5%
E.I. du Pont de Nemours & Co.	117,388	8,616,279
Monsanto Co.	42,866	4,509,932
PPG Industries, Inc.	225,144	21,334,645
Sherwin-Williams Co. (The)	24,216	6,507,808

		40,968,664

Consumer Finance — 0.9%
American Express Co.	148,610	11,009,029

Containers & Packaging — 0.5%
Crown Holdings, Inc.*	105,244	5,532,677

Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.	302,609	16,153,268

Electric Utilities — 1.1%
Duke Energy Corp.	126,193	9,795,101
Xcel Energy, Inc.	87,225	3,550,058

		13,345,159

Electrical Equipment — 0.9%
Eaton Corp. PLC	147,924	9,924,221

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services — 1.3%
Schlumberger Ltd.	174,052	$14,611,665

Food & Staples Retailing — 1.7%
CVS Health Corp.	248,739	19,627,994

Food Products — 4.6%
Archer-Daniels-Midland Co.	221,397	10,106,773
Danone SA (France)	76,053	4,812,541
General Mills, Inc.	172,793	10,673,424
J.M. Smucker Co. (The)	47,996	6,146,368
Mead Johnson Nutrition Co.	46,850	3,315,105
Nestle SA (Switzerland)	251,886	18,044,505

		53,098,716

Health Care Equipment & Supplies — 5.1%
Abbott Laboratories	321,069	12,332,260
Danaher Corp.	157,943	12,294,283
Medtronic PLC	362,692	25,834,551
St. Jude Medical, Inc.	110,266	8,842,231

		59,303,325

Health Care Providers & Services — 1.7%
Cigna Corp.	43,703	5,829,543
Express Scripts Holding Co.*	89,635	6,165,992
McKesson Corp.	54,997	7,724,329

		19,719,864

Household Durables — 0.2%
Newell Brands, Inc.	43,080	1,923,521

Household Products — 0.4%
Procter & Gamble Co. (The)	55,363	4,654,921

Industrial Conglomerates — 3.9%
3M Co.	135,054	24,116,593
Honeywell International, Inc.	185,458	21,485,309

		45,601,902

Insurance — 7.4%
Aon PLC	162,319	18,103,438
Chubb Ltd.	185,962	24,569,299
MetLife, Inc.	307,939	16,594,833
Travelers Cos., Inc. (The)	215,228	26,348,212

		85,615,782

IT Services — 5.3%
Accenture PLC (Class A Stock)	262,505	30,747,211
Amdocs Ltd.	48,354	2,816,621
Cognizant Technology Solutions Corp. (Class A Stock)*	77,607	4,348,320
Fidelity National Information Services, Inc.	139,664	10,564,185
Fiserv, Inc.*	44,681	4,748,697
International Business Machines Corp.	46,875	7,780,781

		61,005,815

Life Sciences Tools & Services — 1.1%
Thermo Fisher Scientific, Inc.	92,501	13,051,891

Machinery — 2.4%
Illinois Tool Works, Inc.	87,841	10,757,009
Ingersoll-Rand PLC	84,214	6,319,419
Pentair PLC (United Kingdom)	94,621	5,305,399

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Stanley Black & Decker, Inc.	52,189	$5,985,556

		28,367,383

Media — 4.3%
Comcast Corp. (Class A Stock)	220,146	15,201,081
Interpublic Group of Cos., Inc. (The)	192,917	4,516,187
Omnicom Group, Inc.(a)	202,857	17,265,159
Time Warner, Inc.	107,192	10,347,244
Walt Disney Co. (The)	22,525	2,347,556

		49,677,227

Multiline Retail — 0.5%
Target Corp.(a)	75,006	5,417,683

Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	91,367	10,753,896
EOG Resources, Inc.	121,466	12,280,213
Exxon Mobil Corp.	133,770	12,074,080
Occidental Petroleum Corp.	146,735	10,451,934

		45,560,123

Personal Products — 0.4%
Coty, Inc. (Class A Stock)	271,899	4,978,471

Pharmaceuticals — 7.4%
Johnson & Johnson	352,592	40,622,124
Merck & Co., Inc.	285,118	16,784,897
Novartis AG (Switzerland)	36,695	2,668,589
Pfizer, Inc.	703,496	22,849,550
Roche Holding AG (Switzerland)	10,525	2,399,201

		85,324,361

Professional Services — 0.4%
Equifax, Inc.	36,330	4,295,296

Road & Rail — 1.3%
Canadian National Railway Co. (Canada)	94,226	6,350,832
Union Pacific Corp.	86,679	8,986,879

		15,337,711

Semiconductors & Semiconductor Equipment — 1.6%
Texas Instruments, Inc.	251,165	18,327,510

Software — 0.6%
Oracle Corp.	183,738	7,064,726

Specialty Retail — 0.2%
Advance Auto Parts, Inc.	16,681	2,821,091

Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands, Inc.	185,365	3,998,323

Tobacco — 3.7%
Altria Group, Inc.	73,217	4,950,934
Philip Morris International, Inc.	421,655	38,577,216

		43,528,150

TOTAL LONG-TERM INVESTMENTS (cost $1,019,921,767)		1,139,081,505

SHORT-TERM INVESTMENTS — 2.6%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	17,864,569	$17,864,569
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $12,335,995; includes $12,297,251 of cash collateral for securities on loan)(b)(w)	12,333,518	12,335,984

TOTAL SHORT-TERM INVESTMENTS (cost $30,200,564)(Note 4)		30,200,553

TOTAL INVESTMENTS — 100.8% (cost $1,050,122,331)		1,169,282,058
Liabilities in excess of other assets — (0.8)%		(8,908,364)

NET ASSETS — 100.0%		$1,160,373,694

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,999,235; cash collateral of $12,297,251 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$35,594,538	$—	$—
Air Freight & Logistics	17,837,411	—	—
Auto Components	10,123,176	—	—
Automobiles	5,962,698	—	—
Banks	157,825,409	—	—
Beverages	5,537,751	11,505,508	—
Building Products	21,691,148	—	—
Capital Markets	83,157,397	—	—
Chemicals	40,968,664	—	—
Consumer Finance	11,009,029	—	—
Containers & Packaging	5,532,677	—	—
Diversified Telecommunication Services	16,153,268	—	—
Electric Utilities	13,345,159	—	—
Electrical Equipment	9,924,221	—	—
Energy Equipment & Services	14,611,665	—	—
Food & Staples Retailing	19,627,994	—	—
Food Products	30,241,670	22,857,046	—
Health Care Equipment & Supplies	59,303,325	—	—
Health Care Providers & Services	19,719,864	—	—
Household Durables	1,923,521	—	—
Household Products	4,654,921	—	—
Industrial Conglomerates	45,601,902	—	—
Insurance	85,615,782	—	—
IT Services	61,005,815	—	—
Life Sciences Tools & Services	13,051,891	—	—
Machinery	28,367,383	—	—
Media	49,677,227	—	—
Multiline Retail	5,417,683	—	—
Oil, Gas & Consumable Fuels	45,560,123	—	—
Personal Products	4,978,471	—	—
Pharmaceuticals	80,256,571	5,067,790	—
Professional Services	4,295,296	—	—
Road & Rail	15,337,711	—	—
Semiconductors & Semiconductor Equipment	18,327,510	—	—
Software	7,064,726	—	—
Specialty Retail	2,821,091	—	—
Textiles, Apparel & Luxury Goods	3,998,323	—	—
Tobacco	43,528,150	—	—
Affiliated Mutual Funds	30,200,553	—	—

Total	$1,129,851,714	$39,430,344	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	13.6%
Insurance	7.4
Pharmaceuticals	7.4
Capital Markets	7.2
IT Services	5.3
Health Care Equipment & Supplies	5.1

Food Products	4.6%
Media	4.3
Industrial Conglomerates	3.9
Oil, Gas & Consumable Fuels	3.9
Tobacco	3.8

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Chemicals	3.5%
Aerospace & Defense	3.1
Auto Components	2.7
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	2.6
Machinery	2.4
Food & Staples Retailing	1.7
Health Care Providers & Services	1.7
Semiconductors & Semiconductor Equipment	1.6
Air Freight & Logistics	1.5
Beverages	1.5
Diversified Telecommunication Services	1.4
Energy Equipment & Services	1.3
Road & Rail	1.3
Electric Utilities	1.1
Life Sciences Tools & Services	1.1

Consumer Finance	0.9%
Electrical Equipment	0.9
Software	0.6
Automobiles	0.5
Containers & Packaging	0.5
Multiline Retail	0.5
Household Products	0.4
Personal Products	0.4
Professional Service	0.4
Textiles, Apparel & Luxury Goods	0.3
Household Durables	0.2
Specialty Retail	0.2

100.8
Liabilities in excess of other assets	(0.8)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$11,999,235	$(11,999,235)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $11,999,235:
Unaffiliated investments (cost $1,019,921,767)	$1,139,081,505
Affiliated investments (cost $30,200,564)	30,200,553
Cash	18,355
Receivable for fund share sold	1,920,978
Dividends receivable	1,758,062
Tax reclaim receivable	449,458
Prepaid expenses	9,008

Total Assets	1,173,437,919

LIABILITIES:
Payable to broker for collateral for securities on loan	12,297,251
Advisory fees payable	327,465
Payable for investments purchased	299,608
Accrued expenses and other liabilities	62,606
Distribution fee payable	39,566
Payable for fund share repurchased	37,383
Affiliated transfer agent fee payable	346

Total Liabilities	13,064,225

NET ASSETS	$1,160,373,694

Net assets were comprised of:
Paid-in capital	$806,245,417
Retained earnings	354,128,277

Net assets, December 31, 2016	$1,160,373,694

Net asset value and redemption price per share, $1,160,373,694 / 67,724,904 outstanding shares of beneficial interest	$17.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $124,972 foreign withholding tax)	$23,159,542
Income from securities lending, net (including affiliated income of $110,546)	171,607
Affiliated dividend income	134,393

23,465,542

EXPENSES
Advisory fees	6,486,262
Distribution fee	2,425,771
Custodian and accounting fees	165,000
Audit fee	27,000
Trustees’ fees	18,000
Insurance expenses	10,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	4,000
Loan interest expense	1,359
Miscellaneous	15,814

Total expenses	9,170,206

NET INVESTMENT INCOME (LOSS)	14,295,336

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $13,166)	52,595,633
Foreign currency transactions	(18,594)

52,577,039

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(11))	50,732,419
Foreign currencies	(10,459)

50,721,960

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	103,298,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$117,594,335

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$14,295,336	$8,868,697
Net realized gain (loss) on investment and foreign currency transactions	52,577,039	39,041,355
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	50,721,960	(52,945,560)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,594,335	(5,035,508)

FUND SHARE TRANSACTIONS:
Fund share sold [46,158,518 and 5,179,028 shares, respectively]	728,525,727	78,864,668
Fund share repurchased [17,358,479 and 7,448,887 shares, respectively]	(273,400,571)	(112,588,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	455,125,156	(33,724,170)

CAPITAL CONTRIBUTIONS (NOTE 4)	27,311	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	572,746,802	(38,759,678)
NET ASSETS:
Beginning of year	587,626,892	626,386,570

End of year	$1,160,373,694	$587,626,892

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 95.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 5.7%
AAR Corp.	94,700	$3,129,835
B/E Aerospace, Inc.	133,400	8,029,346
General Dynamics Corp.	44,600	7,700,636
Huntington Ingalls Industries, Inc.	29,400	5,415,186
Orbital ATK, Inc.	83,900	7,360,547
Spirit AeroSystems Holdings, Inc. (Class A Stock)	241,600	14,097,360
Textron, Inc.	137,400	6,672,144
Vectrus, Inc.*	4,744	113,144

		52,518,198

Airlines — 1.6%
Alaska Air Group, Inc.	36,500	3,238,645
American Airlines Group, Inc.(a)	157,000	7,330,330
United Continental Holdings, Inc.*	59,100	4,307,208

		14,876,183

Auto Components — 1.4%
Goodyear Tire & Rubber Co. (The)	192,100	5,930,127
Lear Corp.	50,700	6,711,159

		12,641,286

Automobiles — 0.4%
Harley-Davidson, Inc.(a)	62,300	3,634,582

Banks — 6.2%
Banco Latinoamericano de Comercio Exterior SA (Panama)(a)	116,300	3,423,872
BankUnited, Inc.	219,600	8,276,724
BB&T Corp.	109,700	5,158,094
CIT Group, Inc.	51,200	2,185,216
Comerica, Inc.	101,600	6,919,976
Fifth Third Bancorp	288,900	7,791,633
KeyCorp	467,700	8,544,879
M&T Bank Corp.(a)	22,700	3,550,961
PNC Financial Services Group, Inc. (The)	22,600	2,643,296
Regions Financial Corp.	603,600	8,667,696

		57,162,347

Biotechnology — 0.3%
United Therapeutics Corp.*	19,800	2,839,914

Building Products — 0.8%
Johnson Controls International PLC	174,192	7,174,968

Capital Markets — 1.4%
Ameriprise Financial, Inc.	46,500	5,158,710
Ashford, Inc.*	470	20,732
Donnelley Financial Solutions, Inc.*	28,659	658,585
State Street Corp.	87,400	6,792,728

		12,630,755

Chemicals — 3.7%
Ashland Global Holdings, Inc.	56,300	6,153,027
Cabot Corp.	77,800	3,932,012
Celanese Corp. (Class A Stock)	53,700	4,228,338
CF Industries Holdings, Inc.(a)	94,500	2,974,860
Eastman Chemical Co.	78,500	5,903,985
Huntsman Corp.	301,600	5,754,528

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Valvoline, Inc.(a)	252,900	$5,437,350

		34,384,100

Commercial Services & Supplies — 1.7%
Covanta Holding Corp.(a)	475,900	7,424,040
LSC Communications, Inc.	28,659	850,599
Pitney Bowes, Inc.	205,300	3,118,507
RR Donnelley & Sons Co.	76,426	1,247,272
Tetra Tech, Inc.	61,100	2,636,465

		15,276,883

Communications Equipment — 1.4%
Brocade Communications Systems, Inc.	610,300	7,622,647
Harris Corp.	13,100	1,342,357
Juniper Networks, Inc.	128,400	3,628,584

		12,593,588

Construction & Engineering — 1.5%
Fluor Corp.	58,900	3,093,428
Tutor Perini Corp.*	113,100	3,166,800
Valmont Industries, Inc.	52,400	7,383,160

		13,643,388

Consumer Finance — 1.4%
Discover Financial Services	91,600	6,603,444
Navient Corp.	140,400	2,306,772
Nelnet, Inc. (Class A Stock)	76,900	3,902,675

		12,812,891

Containers & Packaging — 1.0%
Avery Dennison Corp.	75,127	5,275,419
Owens-Illinois, Inc.*	70,600	1,229,146
Sonoco Products Co.	40,800	2,150,160
WestRock Co.	14,220	721,949

		9,376,674

Electric Utilities — 3.5%
American Electric Power Co., Inc.	68,400	4,306,464
Edison International	131,000	9,430,690
Entergy Corp.	112,500	8,265,375
FirstEnergy Corp.	254,600	7,884,962
PPL Corp.	56,200	1,913,610

		31,801,101

Electronic Equipment, Instruments & Components — 2.5%
Flex Ltd.*	523,500	7,522,695
Itron, Inc.*	76,600	4,814,310
TE Connectivity Ltd. (Switzerland)	77,900	5,396,912
Tech Data Corp.*	59,100	5,004,588

		22,738,505

Energy Equipment & Services — 1.3%
Bristow Group, Inc.(a)	41,000	839,680
Diamond Offshore Drilling, Inc.*(a)	148,200	2,623,140
McDermott International, Inc.*(a)	558,700	4,128,793
Noble Corp. PLC (United Kingdom)(a)	140,300	830,576
Oceaneering International, Inc.	39,900	1,125,579
Transocean Ltd. (Switzerland)*(a)	177,700	2,619,298

		12,167,066

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) — 7.0%
Ashford Hospitality Prime, Inc.	25,065	$342,137
Ashford Hospitality Trust, Inc.	198,300	1,538,808
Brandywine Realty Trust	253,400	4,183,634
CBL & Associates Properties, Inc.(a)	304,681	3,503,832
Colony Starwood Homes(a)	208,820	6,016,104
Franklin Street Properties Corp.	320,400	4,152,384
Government Properties Income Trust(a)	147,100	2,804,462
Hospitality Properties Trust(a)	160,300	5,087,922
Lexington Realty Trust	438,300	4,733,640
Mack-Cali Realty Corp.	211,500	6,137,730
Medical Properties Trust, Inc.(a)	250,300	3,078,690
Omega Healthcare Investors, Inc.(a)	102,700	3,210,402
Piedmont Office Realty Trust, Inc. (Class A Stock)(a)	160,400	3,353,964
Select Income REIT	132,800	3,346,560
Senior Housing Properties Trust	284,784	5,390,961
Summit Hotel Properties, Inc.	232,000	3,718,960
Sunstone Hotel Investors, Inc.(a)	261,600	3,989,400

		64,589,590

Food & Staples Retailing — 1.3%
Kroger Co. (The)	33,100	1,142,281
SUPERVALU, Inc.*	346,900	1,620,023
Whole Foods Market, Inc.(a)	311,700	9,587,892

		12,350,196

Food Products — 1.8%
Archer-Daniels-Midland Co.	80,800	3,688,520
Bunge Ltd.	54,500	3,937,080
Pilgrim’s Pride Corp.(a)	124,600	2,366,154
Sanderson Farms, Inc.(a)	41,200	3,882,688
Tyson Foods, Inc. (Class A Stock)	49,800	3,071,664

		16,946,106

Health Care Equipment & Supplies — 1.1%
Hill-Rom Holdings, Inc.	31,500	1,768,410
Zimmer Biomet Holdings, Inc.	84,800	8,751,360

		10,519,770

Health Care Providers & Services — 2.8%
Aetna, Inc.	27,500	3,410,275
Cardinal Health, Inc.	72,000	5,181,840
Cigna Corp.	34,500	4,601,955
Community Health Systems, Inc.*(a)	46,200	258,258
Kindred Healthcare, Inc.(a)	147,957	1,161,462
Laboratory Corp. of America Holdings*	19,600	2,516,248
Owens & Minor, Inc.(a)	47,400	1,672,746
Quest Diagnostics, Inc.	48,533	4,460,183
Select Medical Holdings Corp.*(a)	182,400	2,416,800

		25,679,767

Hotels, Restaurants & Leisure — 1.2%
Brinker International, Inc.(a)	134,300	6,651,879
Wyndham Worldwide Corp.	62,700	4,788,399

		11,440,278

Household Durables — 1.1%
Ethan Allen Interiors, Inc.	56,239	2,072,407
Whirlpool Corp.(a)	43,700	7,943,349

		10,015,756

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers — 1.4%
AES Corp.	1,120,500	$13,020,210

Insurance — 7.0%
Aflac, Inc.	43,900	3,055,440
Allstate Corp. (The)	68,200	5,054,984
American Financial Group, Inc.	55,400	4,881,848
Aspen Insurance Holdings Ltd. (Bermuda)	71,100	3,910,500
Everest Re Group Ltd.	24,948	5,398,747
Hartford Financial Services Group, Inc. (The)	150,200	7,157,030
Lincoln National Corp.	119,200	7,899,384
Maiden Holdings Ltd.	189,700	3,310,265
Principal Financial Group, Inc.	64,300	3,720,398
Universal Insurance Holdings, Inc.(a)	131,900	3,745,960
Unum Group	186,100	8,175,373
Validus Holdings Ltd.	88,700	4,879,387
XL Group Ltd. (Ireland)	72,500	2,701,350

		63,890,666

IT Services — 2.9%
Amdocs Ltd.	152,700	8,894,775
Convergys Corp.	152,500	3,745,400
Teradata Corp.*(a)	341,457	9,277,387
Xerox Corp.	577,900	5,045,067

		26,962,629

Life Sciences Tools & Services — 0.7%
Quintiles IMS Holdings, Inc.*	84,900	6,456,645

Machinery — 2.8%
AGCO Corp.(a)	61,000	3,529,460
Briggs & Stratton Corp.	150,500	3,350,130
Cummins, Inc.	31,000	4,236,770
Meritor, Inc.*	225,000	2,794,500
Oshkosh Corp.	88,100	5,692,141
Trinity Industries, Inc.(a)	135,300	3,755,928
Wabash National Corp.*	146,800	2,322,376

		25,681,305

Media — 1.3%
CBS Corp. (Class B Stock)	46,900	2,983,778
Gannett Co., Inc.	46,949	455,875
Lions Gate Entertainment Corp. (Class A Stock)(a)	69,850	1,878,965
Lions Gate Entertainment Corp. (Class B Stock)*	69,850	1,714,119
TEGNA, Inc.(a)	93,900	2,008,521
Viacom, Inc. (Class B Stock)	84,200	2,955,420

		11,996,678

Metals & Mining — 0.4%
Reliance Steel & Aluminum Co.	45,900	3,650,886

Mortgage Real Estate Investment Trusts (REITs) — 1.9%
Blackstone Mortgage Trust, Inc. (Class A Stock)	105,574	3,174,610
MFA Financial, Inc.	357,400	2,726,962
PennyMac Mortgage Investment Trust	124,800	2,042,976
Starwood Property Trust, Inc.	319,400	7,010,830
Two Harbors Investment Corp.	307,800	2,684,016

		17,639,394

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 1.6%
Dillard’s, Inc. (Class A Stock)(a)	41,600	$2,607,904
Kohl’s Corp.(a)	122,805	6,064,112
Macy’s, Inc.	172,000	6,159,320

		14,831,336

Multi-Utilities — 2.2%
Ameren Corp.	73,300	3,845,318
CenterPoint Energy, Inc.	301,100	7,419,104
Public Service Enterprise Group, Inc.	215,100	9,438,588

		20,703,010

Oil, Gas & Consumable Fuels — 4.9%
Cabot Oil & Gas Corp.	290,200	6,779,072
Devon Energy Corp.	148,900	6,800,263
DHT Holdings, Inc.	209,700	868,158
Marathon Petroleum Corp.	139,600	7,028,860
ONEOK, Inc.(a)	145,200	8,335,932
PBF Energy, Inc. (Class A Stock)(a)	60,400	1,683,952
Ship Finance International Ltd. (Norway)*(a)	59,900	889,515
Tesoro Corp.	69,700	6,095,265
Valero Energy Corp.	92,700	6,333,264

		44,814,281

Paper & Forest Products — 0.7%
Clearwater Paper Corp.*	49,500	3,244,725
Domtar Corp.	71,600	2,794,548

		6,039,273

Pharmaceuticals — 1.8%
Lannett Co., Inc.*(a)	29,200	643,860
Mylan NV*	66,800	2,548,420
Perrigo Co. PLC(a)	75,000	6,242,250
Teva Pharmaceutical Industries Ltd. (Israel), ADR	186,100	6,746,125

		16,180,655

Real Estate Investment Trusts (REITs) — 0.2%
Ryman Hospitality Properties, Inc.(a)	31,700	1,997,417

Road & Rail — 0.8%
Avis Budget Group, Inc.*	124,500	4,566,660
Ryder System, Inc.	40,800	3,037,152

		7,603,812

Semiconductors & Semiconductor Equipment — 2.4%
Amkor Technology, Inc.*	321,928	3,396,340
Lam Research Corp.(a)	43,800	4,630,974
ON Semiconductor Corp.*(a)	445,700	5,687,132
Skyworks Solutions, Inc.	110,100	8,220,066

		21,934,512

Software — 2.7%
CA, Inc.	130,200	4,136,454
Cadence Design Systems, Inc.*	120,400	3,036,488
Check Point Software Technologies Ltd. (Israel)*(a)	101,800	8,598,028
Nuance Communications, Inc.*	391,800	5,837,820
Symantec Corp.	119,900	2,864,411

		24,473,201

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 2.7%
Best Buy Co., Inc.(a)	152,305	$6,498,854
Foot Locker, Inc.	42,000	2,977,380
GameStop Corp. (Class A Stock)(a)	103,100	2,604,306
Group 1 Automotive, Inc.(a)	31,030	2,418,478
Murphy USA, Inc.*	53,000	3,257,910
Office Depot, Inc.	615,500	2,782,060
Penske Automotive Group, Inc.(a)	77,200	4,002,048

		24,541,036

Technology Hardware, Storage & Peripherals — 2.5%
NCR Corp.*	131,200	5,321,472
Seagate Technology PLC(a)	97,000	3,702,490
Western Digital Corp.	199,600	13,562,820

		22,586,782

Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.*	64,400	3,567,116

Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.*	193,500	1,971,765
Radian Group, Inc.	180,083	3,237,892

		5,209,657

Trading Companies & Distributors — 1.4%
AerCap Holdings NV (Ireland)*	232,500	9,674,325
Aircastle Ltd.	165,598	3,452,718

		13,127,043

TOTAL LONG-TERM INVESTMENTS (cost $701,871,232)		876,721,436

SHORT-TERM INVESTMENTS — 23.5%
AFFILIATED MUTUAL FUNDS — 19.9%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	9,778,299	9,778,299
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $173,079,875; includes $172,959,947 of cash collateral for securities on loan)(b)(w)	173,057,246	173,091,857

TOTAL AFFILIATED MUTUAL FUNDS (cost $182,858,174)		182,870,156

UNAFFILIATED FUND — 3.6%
BlackRock Liquidity Funds FedFund Portfolio (cost $32,595,140)	32,595,140	32,595,140

TOTAL SHORT-TERM INVESTMENTS (cost $215,453,314)(Note 4)		215,465,296

TOTAL INVESTMENTS — 118.9% (cost $917,324,546)		1,092,186,732
Liabilities in excess of other assets — (18.9)%		(173,731,961)

NET ASSETS — 100.0%		$918,454,771

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $168,357,982; cash collateral of $172,959,947 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$52,518,198	$—	$—
Airlines	14,876,183	—	—
Auto Components	12,641,286	—	—
Automobiles	3,634,582	—	—
Banks	57,162,347	—	—
Biotechnology	2,839,914	—	—
Building Products	7,174,968	—	—
Capital Markets	12,630,755	—	—
Chemicals	34,384,100	—	—
Commercial Services & Supplies	15,276,883	—	—
Communications Equipment	12,593,588	—	—
Construction & Engineering	13,643,388	—	—
Consumer Finance	12,812,891	—	—
Containers & Packaging	9,376,674	—	—
Electric Utilities	31,801,101	—	—
Electronic Equipment, Instruments & Components	22,738,505	—	—
Energy Equipment & Services	12,167,066	—	—
Equity Real Estate Investment Trusts (REITs)	64,589,590	—	—
Food & Staples Retailing	12,350,196	—	—
Food Products	16,946,106	—	—
Health Care Equipment & Supplies	10,519,770	—	—
Health Care Providers & Services	25,679,767	—	—
Hotels, Restaurants & Leisure	11,440,278	—	—
Household Durables	10,015,756	—	—
Independent Power & Renewable Electricity Producers	13,020,210	—	—
Insurance	63,890,666	—	—
IT Services	26,962,629	—	—
Life Sciences Tools & Services	6,456,645	—	—
Machinery	25,681,305	—	—
Media	11,996,678	—	—
Metals & Mining	3,650,886	—	—
Mortgage Real Estate Investment Trusts (REITs)	17,639,394	—	—
Multiline Retail	14,831,336	—	—
Multi-Utilities	20,703,010	—	—
Oil, Gas & Consumable Fuels	44,814,281	—	—
Paper & Forest Products	6,039,273	—	—
Pharmaceuticals	16,180,655	—	—
Real Estate Investment Trusts (REITs)	1,997,417	—	—
Road & Rail	7,603,812	—	—
Semiconductors & Semiconductor Equipment	21,934,512	—	—
Software	24,473,201	—	—
Specialty Retail	24,541,036	—	—
Technology Hardware, Storage & Peripherals	22,586,782	—	—
Textiles, Apparel & Luxury Goods	3,567,116	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Thrifts & Mortgage Finance	$5,209,657	$—	$—
Trading Companies & Distributors	13,127,043	—	—
Affiliated Mutual Funds	182,870,156	—	—
Unaffiliated Fund	32,595,140	—	—

Total	$1,092,186,732	$—	$—

During the period, there were no transfers between level 1 and level 2 to the report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (18.8% represents investments purchased with collateral from securities on loan)	19.9%
Equity Real Estate Investment Trusts (REITs)	7.0
Insurance	7.0
Banks	6.2
Aerospace & Defense	5.7
Oil, Gas & Consumable Fuels	4.9
Chemicals	3.7
Unaffiliated Fund	3.6
Electric Utilities	3.5
IT Services	2.9
Health Care Providers & Services	2.8
Machinery	2.8
Software	2.7
Specialty Retail	2.7
Electronic Equipment, Instruments & Components	2.5
Technology Hardware, Storage & Peripherals	2.5
Semiconductors & Semiconductor Equipment	2.4
Auto Components	2.2
Multi-Utilities	2.2
Mortgage Real Estate Investment Trusts (REITs)	1.9
Food Products	1.8
Pharmaceuticals	1.8
Commercial Services & Supplies	1.7

Airlines	1.6%
Multiline Retail	1.6
Construction & Engineering	1.5
Capital Markets	1.4
Communications Equipment	1.4
Consumer Finance	1.4
Independent Power & Renewable Electricity Producers	1.4
Trading Companies & Distributors	1.4
Energy Equipment & Services	1.3
Food & Staples Retailing	1.3
Media	1.3
Hotels, Restaurants & Leisure	1.2
Health Care Equipment & Supplies	1.1
Household Durables	1.1
Containers & Packaging	1.0
Road & Rail	0.8
Life Sciences Tools & Services	0.7
Paper & Forest Products	0.7
Thrifts & Mortgage Finance	0.6
Automobiles	0.4
Metals & Mining	0.4
Textiles, Apparel & Luxury Goods	0.4
Biotechnology	0.3
Real Estate Investment Trusts (REITs)	0.2

118.9
Liabilities in excess of other assets	18.9

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$168,357,982	$(168,357,982)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $168,357,982:
Unaffiliated investments (cost $734,466,372)	$909,316,576
Affiliated investments (cost $182,858,174)	182,870,156
Receivable for investments sold	2,797,757
Dividends receivable	2,034,175
Receivable for fund share sold	168,583
Tax reclaim receivable	2,529
Prepaid expenses	14,247

Total Assets	1,097,204,023

LIABILITIES:
Payable to broker for collateral for securities on loan	172,959,947
Payable for fund share repurchased	3,402,375
Payable for investments purchased	1,918,963
Advisory fees payable	330,383
Accrued expenses and other liabilities	105,737
Distribution fee payable	31,501
Affiliated transfer agent fee payable	346

Total Liabilities	178,749,252

NET ASSETS	$918,454,771

Net assets were comprised of:
Paid-in capital	$422,985,959
Retained earnings	495,468,812

Net assets, December 31, 2016	$918,454,771

Net asset value and redemption price per share, $918,454,771 / 29,931,816 outstanding shares of beneficial interest	$30.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $8,638 foreign withholding tax)	$17,623,556
Income from securities lending, net (including affiliated income of $482,708)	617,444
Affiliated dividend income	60,337

18,301,337

EXPENSES
Advisory fees	5,883,625
Distribution fee	2,038,657
Custodian and accounting fees	135,000
Audit fee	27,000
Trustees’ fees	17,000
Insurance expenses	11,000
Loan interest expense	10,474
Commitment fee on syndicated credit agreement	9,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	4,000
Miscellaneous	6,833

Total expenses	8,159,589
Less: advisory fee waivers and/or expense reimbursement	(20,142)

Net expenses	8,139,447

NET INVESTMENT INCOME (LOSS)	10,161,890

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $19,802)	31,039,103

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $11,982)	90,250,638
Foreign currencies	(405)

90,250,233

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	121,289,336

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$131,451,226

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$10,161,890	$13,315,195
Net realized gain (loss) on investment and foreign currency transactions	31,039,103	109,491,019
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	90,250,233	(173,328,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131,451,226	(50,521,999)

FUND SHARE TRANSACTIONS:
Fund share sold [5,730,828 and 1,841,904 shares, respectively]	153,983,586	50,206,875
Fund share repurchased [7,015,746 and 6,743,320 shares, respectively]	(177,967,479)	(182,694,384)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(23,983,893)	(132,487,509)

CAPITAL CONTRIBUTIONS (NOTE 4)	762,612	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	108,229,945	(183,009,508)
NET ASSETS:
Beginning of year	810,224,826	993,234,334

End of year	$918,454,771	$810,224,826

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS —98.5%
COMMON STOCKS — 93.2%	Shares	Value (Note 2)
Argentina — 0.6%
Adecoagro SA*	33,500	$347,730
Banco Macro SA, ADR	2,190	140,927
BBVA Banco Frances SA, ADR(a)	5,600	97,608
Cresud SACIF y A, ADR*	9,800	154,546
Grupo Financiero Galicia SA, ADR(a)	6,230	167,712
MercadoLibre, Inc.(a)	3,300	515,262
Pampa Energia SA*	43,685	60,567
Pampa Energia SA, ADR*	18,696	650,808
Transportadora de Gas del Sur SA (Class B Stock), ADR	32,130	289,813

		2,424,973

Bahrain — 0.8%
Ahli United Bank BSC	2,128,436	1,349,936
Al Salam Bank-Bahrain BSC	1,944,133	525,563
GFH Financial Group BSC*	1,512,380	834,271
Ithmaar Bank BSC*	3,070,299	381,233

		3,091,003

Botswana — 0.5%
Barclays Bank of Botswana Ltd.(g)	272,230	128,365
Botswana Insurance Holdings Ltd.(g)	123,564	202,872
First National Bank of Botswana Ltd.(g)	885,555	245,379
Letshego Holdings Ltd.	1,667,377	357,256
Sechaba Breweries Holdings Ltd.(g)	401,237	1,013,895
Standard Chartered Bank Botswana Ltd.(g)	91,217	62,933

		2,010,700

Brazil — 3.5%
AES Tiete Energia SA, UTS	26,800	115,279
Ambev SA	35,600	179,384
Ambev SA, ADR	184,800	907,368
Banco do Brasil SA	40,075	345,871
BM&FBovespa SA	51,799	262,600
BR Malls Participacoes SA*	43,030	157,990
BRF SA	33,460	496,035
CCR SA	141,700	694,851
CETIP SA—Mercados Organizados	7,300	100,034
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	32,300	280,364
Cia de Saneamento de Minas Gerais	8,300	93,081
Cia Energetica de Minas Gerais, ADR	109,396	249,423
Cia Hering	15,600	72,471
Cia Paranaense de Energia, ADR(a)	15,400	130,592
Cia Siderurgica Nacional SA*	72,200	240,689
Cielo SA	213,213	1,827,053
Cosan SA Industria e Comercio	13,500	158,240
CPFL Energia SA, ADR(a)	28,692	441,857
Cyrela Brazil Realty SA Empreendimentos e Participacoes	41,800	131,897
EcoRodovias Infraestrutura e Logistica SA	22,700	57,470
EDP—Energias do Brasil SA	29,400	121,043
Embraer SA, ADR(a)	23,900	460,075
Engie Brasil Energia SA	21,900	235,506
Equatorial Energia SA	19,300	322,586
Estacio Participacoes SA	47,000	228,162
Even Construtora e Incorporadora SA	70,900	80,600
Fibria Celulose SA	23,400	229,276

COMMON STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Hypermarcas SA	15,200	$122,032
Iochpe Maxion SA	19,300	69,142
JBS SA	40,567	142,091
Klabin SA, UTS	40,300	219,411
Kroton Educacional SA	142,400	583,216
Light SA	13,000	69,340
Localiza Rent a Car SA	22,615	237,775
Lojas Renner SA	61,000	434,255
Marfrig Global Foods SA*	48,640	98,783
MRV Engenharia e Participacoes SA	45,600	153,275
Multiplan Empreendimentos Imobiliarios SA	7,700	140,482
Natura Cosmeticos SA	10,300	72,850
Odontoprev SA	115,800	448,299
Qualicorp SA	92,300	545,911
Raia Drogasil SA	10,600	199,285
Rumo Logistica Operadora Multimodal SA*	31,557	59,532
Smiles SA	6,100	83,834
TIM Participacoes SA	272,333	655,166
TOTVS SA	37,600	277,723
Ultrapar Participacoes SA	28,600	601,490
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	11,100	83,999
WEG SA	120,860	575,577

		14,493,265

Bulgaria — 0.3%
CB First Investment Bank AD*(g)	155,563	280,609
Central Cooperative Bank AD*	87,402	71,947
Chimimport AD	265,946	238,741
Corporate Commercial Bank AD*^	3,940	—
Industrial Holding Bulgaria PLC*(g)	72,512	39,807
MonBat AD	48,227	250,646
Olovno Tzinkov Komplex AD*^	9,086	—
Petrol AD*(g)	90,727	21,775
Sopharma AD	197,237	316,559

		1,220,084

Chile — 3.0%
AES Gener SA	227,462	81,236
Aguas Andinas SA (Class A Stock)	327,850	170,696
Almendral SA*	1,092,556	82,375
AntarChile SA	29,805	298,141
Banco de Chile	4,954,944	580,720
Banco de Credito e Inversiones	5,757	291,325
Banco Santander Chile	6,302,356	350,594
Banmedica SA	213,010	410,949
Cencosud SA	262,569	736,947
Cia Cervecerias Unidas SA, ADR(a)	14,950	313,651
Colbun SA	772,001	151,889
Embotelladora Andina SA (Class B Stock), ADR	9,150	205,601
Empresa Nacional de Telecomunicaciones SA*	77,254	819,708
Empresas CMPC SA	369,698	755,850
Empresas COPEC SA	157,222	1,506,601
Enel Americas SA	2,916,314	474,024
Enel Chile SA	1,563,372	144,738
Enel Generacion Chile SA	315,372	208,082
Engie Energia Chile SA	49,355	78,108

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chile (continued)
Forus SA	18,500	$62,284
Itau CorpBanca	26,181,273	219,599
Latam Airlines Group SA, ADR*(a)	77,683	635,447
Parque Arauco SA	60,200	137,469
Quinenco SA	97,600	229,518
Ripley Corp. SA	146,630	87,420
SACI Falabella	175,311	1,387,082
Salfacorp SA	108,740	77,927
Sigdo Koppers SA	133,519	167,448
Sociedad Quimica y Minera de Chile SA, ADR	26,100	747,765
SONDA SA	297,134	527,552
Vina Concha y Toro SA	139,650	224,113

		12,164,859

China — 9.3%
3SBio, Inc., 144A*	241,500	234,575
AAC Technologies Holdings, Inc.	12,500	113,147
Agricultural Bank of China Ltd. (Class H Stock)	303,000	123,659
Air China Ltd. (Class H Stock)	142,000	90,203
Aisino Corp. (Class A Stock)	22,400	63,953
Alibaba Group Holding Ltd., ADR*(a)	7,400	649,794
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	436,625
Anhui Conch Cement Co. Ltd. (Class H Stock)	184,000	497,939
Avic Aviation Engine Corp. PLC (Class A Stock)	13,100	61,351
AviChina Industry & Technology Co. Ltd. (Class H Stock)	172,000	117,986
Baidu, Inc., ADR*(a)	3,300	542,553
Bank of Beijing Co. Ltd. (Class A Stock)	49,964	69,884
Bank of China Ltd. (Class H Stock)	816,000	359,796
Bank of Communications Co. Ltd. (Class H Stock)	338,800	243,663
BBMG Corp. (Class H Stock)	684,000	235,028
Beijing Capital International Airport Co. Ltd. (Class H Stock)	146,000	147,171
Beijing Enterprises Holdings Ltd.	41,500	195,341
Beijing Enterprises Water Group Ltd.*	662,000	438,147
Brilliance China Automotive Holdings Ltd.	350,000	480,384
BYD Co. Ltd. (Class H Stock)	59,000	309,267
CGN Power Co. Ltd. (Class H Stock), 144A	1,231,000	336,431
China Agri-Industries Holdings Ltd.*	804,000	312,807
China Biologic Products, Inc.*	3,200	344,064
China CITIC Bank Corp. Ltd. (Class H Stock)	179,000	113,269
China Coal Energy Co. Ltd. (Class H Stock)*	437,000	206,187
China Communications Construction Co. Ltd. (Class H Stock)	229,000	261,727
China Communications Services Corp. Ltd. (Class H Stock)	396,000	251,608
China Construction Bank Corp. (Class H Stock)	1,052,670	806,167
China Everbright Ltd.	32,000	60,607
China Fortune Land Development Co. Ltd. (Class A Stock)	17,000	58,210

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Hongqiao Group Ltd.	274,000	$240,556
China Life Insurance Co. Ltd. (Class H Stock)	108,000	279,174
China Longyuan Power Group Corp. Ltd. (Class H Stock)	395,000	306,935
China Medical System Holdings Ltd.	245,000	386,802
China Mengniu Dairy Co. Ltd.	316,000	605,915
China Merchants Bank Co. Ltd. (Class H Stock)	58,769	137,058
China Merchants Port Holdings Co. Ltd.	114,000	281,648
China Minsheng Banking Corp. Ltd. (Class H Stock)	94,300	100,341
China Mobile Ltd.	245,000	2,583,078
China Molybdenum Co. Ltd. (Class H Stock)	870,000	210,841
China National Building Material Co. Ltd. (Class H Stock)	516,000	249,891
China National Nuclear Power Co. Ltd. (Class A Stock)	62,600	63,290
China Northern Rare Earth Group High-Tech Co. Ltd. (Class A Stock)	38,100	66,840
China Oilfield Services Ltd. (Class H Stock)	138,000	127,369
China Overseas Land & Investment Ltd.	76,720	201,862
China Pacific Insurance Group Co. Ltd. (Class H Stock)	44,200	153,011
China Petroleum & Chemical Corp. (Class H Stock)	1,459,000	1,027,527
China Power International Development Ltd.	478,000	172,597
China Railway Group Ltd. (Class H Stock)	363,000	296,631
China Resources Beer Holdings Co. Ltd.*	178,000	352,652
China Resources Gas Group Ltd.	112,000	313,771
China Resources Land Ltd.	54,444	121,828
China Resources Power Holdings Co. Ltd.	243,400	384,981
China Shanshui Cement Group Ltd.*^	551,000	—
China Shenhua Energy Co. Ltd. (Class H Stock)	206,500	385,993
China Shipbuilding Industry Co. Ltd. (Class A Stock)*	59,700	60,573
China State Construction Engineering Corp. Ltd. (Class A Stock)	71,600	90,801
China Taiping Insurance Holdings Co. Ltd.*	39,800	81,595
China Telecom Corp. Ltd. (Class H Stock)	532,000	244,033
China Unicom Hong Kong Ltd.	262,052	303,288
China United Network Communications Ltd. (Class A Stock)	113,700	118,997
China Vanke Co. Ltd. (Class H Stock)	27,100	61,605
China Yangtze Power Co. Ltd. (Class A Stock)	50,200	91,093
China Yurun Food Group Ltd.*	741,000	109,473
China Zhongwang Holdings Ltd.	418,000	177,226
CITIC Ltd.	310,000	441,487
CNOOC Ltd. (Class H Stock)	984,000	1,222,852
COSCO Shipping Development Co. Ltd. (Class H Stock)*	683,000	140,223
COSCO Shipping Energy Transportation Co. Ltd. (Class H Stock)	194,000	107,912
COSCO Shipping Ports Ltd.	252,000	252,535
Country Garden Holdings Co. Ltd.	177,831	99,121
CRRC Corp. Ltd. (Class H Stock)	256,000	228,641
CSPC Pharmaceutical Group Ltd.	360,000	383,320

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Ctrip.com International Ltd., ADR*	12,900	$516,000
Daqin Railway Co. Ltd. (Class A Stock)	62,400	63,237
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	232,648
Dongfeng Motor Group Co. Ltd. (Class H Stock)	322,000	312,809
Dr Peng Telecom & Media Group Co. Ltd. (Class A Stock)	18,200	57,100
Fuyao Glass Industry Group Co. Ltd. (Class A Stock)	25,300	67,464
GD Power Development Co. Ltd. (Class A Stock)	149,300	67,807
Gemdale Corp. (Class A Stock)	42,300	78,902
Golden Eagle Retail Group Ltd.	242,000	344,734
Guangdong Investment Ltd.	392,000	516,216
Guanghui Energy Co. Ltd. (Class A Stock)*	105,700	70,651
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	187,909	226,463
Hengan International Group Co. Ltd.	82,000	600,580
Huaneng Power International, Inc. (Class H Stock)	616,000	406,609
Huaneng Renewables Corp. Ltd. (Class H Stock)	662,000	214,016
Hundsun Technologies, Inc. (Class A Stock)	10,500	70,688
Industrial & Commercial Bank of China Ltd. (Class H Stock)	881,000	525,281
Industrial Bank Co. Ltd. (Class A Stock)	40,600	93,894
Inner Mongolia BaoTou Steel Union Co. Ltd. (Class A Stock)*	155,100	61,961
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	39,000	98,255
JD.com, Inc., ADR*(a)	6,900	175,536
Jiangsu Expressway Co. Ltd. (Class H Stock)	160,000	201,725
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	12,000	78,253
Jiangxi Copper Co. Ltd. (Class H Stock)	221,000	306,754
Kangmei Pharmaceutical Co. Ltd. (Class A Stock)	30,900	79,007
Kunlun Energy Co. Ltd.	230,000	171,360
Kweichow Moutai Co. Ltd. (Class A Stock)	2,700	129,265
Lenovo Group Ltd.	112,000	67,514
Li Ning Co. Ltd.*	350,979	219,779
Luye Pharma Group Ltd.	378,000	223,618
NetEase, Inc., ADR	1,700	366,078
New Oriental Education & Technology Group, Inc., ADR*	16,800	707,280
Offshore Oil Engineering Co. Ltd. (Class A Stock)	65,600	69,235
PetroChina Co. Ltd. (Class H Stock)	1,110,000	824,374
PICC Property & Casualty Co. Ltd. (Class H Stock)	50,000	77,334
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	75,000	372,606
Poly Real Estate Group Co. Ltd. (Class A Stock)	62,200	81,504
Qingdao Haier Co. Ltd. (Class A Stock)	46,500	65,805
Real Gold Mining Ltd.*^	209,000	—
SAIC Motor Corp. Ltd. (Class A Stock)	24,100	80,885

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Sanan Optoelectronics Co. Ltd. (Class A Stock)	37,700	$72,261
SDIC Power Holdings Co. Ltd. (Class A Stock)	65,400	62,461
Shandong Gold Mining Co. Ltd. (Class A Stock)	15,500	79,925
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	376,000	250,416
Shanghai Electric Group Co. Ltd. (Class H Stock)*	382,000	170,215
Shanghai Industrial Holdings Ltd.	85,000	229,167
Shanghai Oriental Pearl Media Co. Ltd. (Class A Stock)	20,900	69,697
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	152,300	347,596
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	49,500	114,907
SINA Corp.*	2,000	121,580
Sino-Ocean Group Holding Ltd.	161,500	71,964
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	698,000	376,752
Sinopharm Group Co. Ltd. (Class H Stock)	245,200	1,004,914
Sohu.com, Inc.*(a)	1,600	54,224
Tasly Pharmaceutical Group Co. Ltd. (Class A Stock)	11,300	67,142
Tencent Holdings Ltd.	60,900	1,476,649
Tingyi Cayman Islands Holding Corp.	340,000	412,191
Tonghua Dongbao Pharmaceutical Co. Ltd. (Class A Stock)	19,800	62,202
Tsinghua Tongfang Co. Ltd. (Class A Stock)	32,900	65,162
Tsingtao Brewery Co. Ltd. (Class H Stock)	54,000	203,408
Wanhua Chemical Group Co. Ltd. (Class A Stock)	24,900	76,740
Want Want China Holdings Ltd.	753,400	481,159
Weibo Corp., ADR*	200	8,120
Weichai Power Co. Ltd. (Class H Stock)	104,000	159,488
Wintime Energy Co. Ltd. (Class A Stock)	109,800	63,057
Yangzijiang Shipbuilding Holdings Ltd.	330,000	185,034
Yantai Changyu Pioneer Wine Co. Ltd. (Class B Stock)	41,590	111,192
Yonghui Superstores Co. Ltd. (Class A Stock)	94,800	66,684
Youngor Group Co. Ltd. (Class A Stock)	30,800	61,642
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	184,000	155,740
Zhejiang Expressway Co. Ltd. (Class H Stock)	148,000	140,896
Zhongsheng Group Holdings Ltd.	270,000	240,446
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	475,789
ZTE Corp. (Class H Stock)	132,729	229,727

		38,118,683

Colombia — 1.3%
Almacenes Exito SA	63,617	315,754
Banco de Bogota SA	12,177	244,189
Bancolombia SA	29,008	243,698
Bancolombia SA, ADR(a)	13,200	484,176
Celsia SA ESP	124,720	167,221
Cementos Argos SA	63,127	249,396

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Colombia (continued)
Cemex Latam Holdings SA*	30,558	$115,025
Corp Financiera Colombiana SA	12,268	151,531
Ecopetrol SA, ADR*(a)	91,400	827,170
Empresa de Energia de Bogota SA	546,044	329,227
Empresa de Telecomunicaciones de Bogota*	321,215	64,200
Grupo Argos SA	54,106	347,490
Grupo de Inversiones Suramericana SA	29,045	369,593
Grupo Nutresa SA	85,096	705,826
Interconexion Electrica SA ESP	145,230	482,810
Odinsa SA*	25,472	75,898

		5,173,204

Croatia — 0.6%
Atlantic Grupa dd	912	112,290
Atlantska Plovidba dd*	2,227	87,618
Ericsson Nikola Tesla dd(g)	1,376	223,085
Hrvatski Telekom dd	26,091	614,243
Koncar-Elektroindustrija dd(g)	2,402	230,816
Ledo dd(g)	122	181,229
Podravka Prehrambena Ind dd	3,546	187,168
Valamar Riviera dd	141,381	681,364
Zagrebacka Banka dd*(g)	30,538	229,537

		2,547,350

Czech Republic — 0.7%
CEZ A/S	58,582	980,527
Komercni Banka A/S	36,120	1,244,703
Pegas Nonwovens SA	12,383	370,938
Philip Morris CR A/S	664	338,785
Unipetrol A/S	17,874	127,855

		3,062,808

Egypt — 0.2%
Global Telecom Holding SAE, GDR*	343,100	638,166

Estonia — 0.5%
AS Merko Ehitus	9,442	89,896
AS Tallinna Vesi (Class A Stock)(g)	33,851	491,681
Olympic Entertainment Group A/S	263,501	493,671
Tallink Grupp A/S(g)	485,209	466,541
Tallinna Kaubamaja Grupp A/S(g)	68,345	592,149

		2,133,938

Ghana — 0.3%
CAL Bank Ltd.(g)	1,140,075	199,182
Ghana Commercial Bank Ltd.(g)	1,190,800	985,465
Standard Chartered Bank Ghana Ltd.(g)	78,000	220,897

		1,405,544

Greece — 1.5%
Aegean Airlines SA	12,691	84,504
Aegean Marine Petroleum Network, Inc.(a)	14,800	150,220
Alpha Bank AE*	126,474	252,449
Athens Water Supply & Sewage Co. SA	34,439	201,957
Costamare, Inc.	18,300	102,480
Diana Shipping, Inc.*(a)	37,300	112,646
Ellaktor SA*	85,344	97,810
Eurobank Ergasias SA*	204,149	138,385
FF Group*	9,316	188,405

COMMON STOCKS (continued)	Shares	Value (Note 2)
Greece (continued)
GEK Terna Holding Real Estate Construction SA*	47,389	$113,567
Grivalia Properties REIC AE, REIT	15,587	125,618
Hellenic Exchanges - Athens Stock Exchange SA	28,659	147,354
Hellenic Petroleum SA*	27,540	128,032
Hellenic Telecommunications Organization SA	99,168	931,322
JUMBO SA	21,510	340,823
Metka Industrial - Construction SA	12,200	81,905
Motor Oil Hellas Corinth Refineries SA	32,378	446,238
Mytilineos Holdings SA*	45,865	296,536
National Bank of Greece SA*	1,176,559	307,054
OPAP SA	48,550	429,100
Public Power Corp. SA*	92,477	281,354
Terna Energy SA	44,714	132,284
Titan Cement Co. SA	38,266	897,004
Tsakos Energy Navigation Ltd.	22,400	105,056

		6,092,103

Hong Kong — 0.7%
China Gas Holdings Ltd.	310,000	419,805
China Overseas Property Holdings Ltd.	420,240	71,751
Fullshare Holdings Ltd.	412,500	192,198
Huabao International Holdings Ltd.*	522,000	220,849
Kingboard Chemical Holdings Ltd.	165,000	498,313
Lee & Man Paper Manufacturing Ltd.	287,000	221,302
Nine Dragons Paper Holdings Ltd.	289,000	260,965
Shimao Property Holdings Ltd.	42,000	54,659
Sino Biopharmaceutical Ltd.	798,000	559,582
WH Group Ltd., 144A	712,000	573,941

		3,073,365

Hungary — 0.8%
Magyar Telekom Telecommunications PLC	196,466	332,845
MOL Hungarian Oil & Gas PLC	13,166	923,209
OTP Bank PLC	32,176	918,765
Richter Gedeon Nyrt	43,614	921,231

		3,096,050

India — 5.8%
ACC Ltd.	6,400	125,320
Adani Ports & Special Economic Zone Ltd.	86,589	341,487
Adani Power Ltd.*	177,209	78,182
Ambuja Cements Ltd.	73,500	222,826
Apollo Hospitals Enterprise Ltd.	7,700	133,617
Ashok Leyland Ltd.	173,423	204,038
Asian Paints Ltd.	24,250	318,099
Aurobindo Pharma Ltd.	27,300	268,563
Axis Bank Ltd.	38,943	256,982
Bajaj Auto Ltd.	6,350	245,863
Bharat Heavy Electricals Ltd.	106,120	188,747
Bharat Petroleum Corp. Ltd.	32,400	302,666
Bharti Airtel Ltd.	255,036	1,146,055
Bharti Infratel Ltd.	94,195	476,027
Bosch Ltd.	663	205,244
Cipla Ltd.	29,550	247,223
Coal India Ltd.	76,370	336,580
Colgate-Palmolive India Ltd.	12,900	171,707

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
India (continued)
Container Corp. of India Ltd.	12,998	$212,134
Crompton Greaves Consumer Electricals Ltd.*	59,700	128,226
Crompton Greaves Ltd.*	59,700	51,993
Dabur India Ltd.	43,900	179,728
Divi’s Laboratories Ltd.	9,319	107,347
Dr. Reddy’s Laboratories Ltd.	7,725	348,731
Eicher Motors Ltd.	1,045	334,619
GAIL India Ltd.	62,161	401,194
Glenmark Pharmaceuticals Ltd.	18,324	239,349
Godrej Consumer Products Ltd.	11,200	248,733
Havells India Ltd.	41,500	208,917
HCL Technologies Ltd.	24,640	300,028
HDFC Bank Ltd.	22,548	399,778
Hero MotoCorp Ltd.	4,595	205,714
Hindalco Industries Ltd.	83,000	187,851
Hindustan Unilever Ltd.	48,190	585,818
Housing Development Finance Corp. Ltd.	26,870	498,329
ICICI Bank Ltd., ADR	36,500	273,385
Idea Cellular Ltd.	260,234	283,748
IDFC Ltd.*	104,784	82,591
IFCI Ltd.	182,664	72,858
Indian Oil Corp. Ltd.	64,878	310,157
IndusInd Bank Ltd.	8,505	138,456
Infosys Ltd.	17,600	261,229
Infosys Ltd., ADR(a)	55,220	818,913
ITC Ltd.	210,175	746,547
Jindal Steel & Power Ltd.*	108,435	109,644
JSW Energy Ltd.	94,200	84,174
JSW Steel Ltd.	6,700	160,132
Kotak Mahindra Bank Ltd.	19,984	211,459
Larsen & Toubro Ltd., GDR, RegS	19,393	385,533
LIC Housing Finance Ltd.	17,455	143,406
Lupin Ltd.	15,969	348,985
Mahindra & Mahindra Ltd., GDR	20,700	364,320
Marico Ltd.	33,828	129,624
Maruti Suzuki India Ltd.	5,794	452,714
Nestle India Ltd.	2,600	230,654
NHPC Ltd.	226,173	87,986
NTPC Ltd.	320,272	776,098
Oil & Natural Gas Corp. Ltd.	162,597	457,071
Oil India Ltd.	13,082	87,029
Power Grid Corp. of India Ltd.	242,708	654,864
Rajesh Exports Ltd.	8,600	58,317
Reliance Communications Ltd.*	281,047	140,447
Reliance Industries Ltd.	20,349	323,687
Reliance Industries Ltd., GDR, 144A	25,091	791,621
Reliance Infrastructure Ltd.	30,200	207,079
Reliance Power Ltd.*	163,449	98,862
Siemens Ltd.*	10,900	178,187
State Bank of India	21,736	79,714
State Bank of India, GDR, RegS	4,133	151,888
Steel Authority of India Ltd.*	221,400	159,765
Sun Pharmaceutical Industries Ltd.	75,774	701,568
Suzlon Energy Ltd.*	890,100	180,236
Tata Communications Ltd.	10,702	98,758
Tata Consultancy Services Ltd.	17,776	618,355
Tata Motors Ltd., ADR	9,690	333,239
Tata Power Co. Ltd.	193,885	216,374

COMMON STOCKS (continued)	Shares	Value (Note 2)
India (continued)
Tata Steel Ltd.	44,690	$256,255
Tech Mahindra Ltd.	21,808	156,701
Titan Co. Ltd.	19,075	91,651
UltraTech Cement Ltd.	6,137	293,167
United Spirits Ltd.*	6,426	183,679
UPL Ltd.	26,252	249,579
Vedanta Ltd.	80,962	255,354
Wipro Ltd.	28,564	199,416
WNS Holdings Ltd., ADR*	4,200	115,710
Zee Entertainment Enterprises Ltd.	35,088	233,554

		23,952,455

Indonesia — 2.9%
Adaro Energy Tbk PT	5,119,500	639,172
AKR Corporindo Tbk PT	523,500	232,622
Astra Agro Lestari Tbk PT	44,000	54,707
Astra International Tbk PT	1,740,900	1,064,511
Bank Central Asia Tbk PT	465,300	533,848
Bank CIMB Niaga Tbk PT*	22,004	1,379
Bank Danamon Indonesia Tbk PT	301,900	83,038
Bank Mandiri Persero Tbk PT	444,300	380,269
Bank Negara Indonesia Persero Tbk PT	227,400	92,838
Bank Rakyat Indonesia Persero Tbk PT	447,200	386,253
Berlian Laju Tanker Tbk PT*^	6,511,500	—
Charoen Pokphand Indonesia Tbk PT	573,700	131,134
Energi Mega Persada Tbk PT*	23,809,500	70,691
Gudang Garam Tbk PT	54,900	259,849
Hanson International Tbk PT*	10,479,000	131,334
Indo Tambangraya Megah Tbk PT	145,000	180,846
Indocement Tunggal Prakarsa Tbk PT	331,500	377,628
Indofood CBP Sukses Makmur Tbk PT	361,600	229,523
Indofood Sukses Makmur Tbk PT	560,700	328,393
Indosat Tbk PT*	180,700	86,480
Jasa Marga Persero Tbk PT	731,000	233,713
Kalbe Farma Tbk PT	8,458,000	947,861
Lippo Karawaci Tbk PT	978,200	52,056
Matahari Department Store Tbk PT	239,000	267,523
Mitra Keluarga Karyasehat Tbk PT	1,121,000	213,400
Pembangunan Perumahan Persero Tbk PT	478,792	135,125
Perusahaan Gas Negara Persero Tbk PT	3,754,500	748,999
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	628,800	80,946
Semen Indonesia Persero Tbk PT	739,800	501,985
Sigmagold Inti Perkasa Tbk PT*	3,222,800	11,966
Siloam International Hospitals Tbk PT*	135,800	109,792
Surya Citra Media Tbk PT	503,100	104,049
Tambang Batubara Bukit Asam Persero Tbk PT	318,200	293,464
Telekomunikasi Indonesia Persero Tbk PT	4,496,900	1,322,954
Tower Bersama Infrastructure Tbk PT	271,100	100,052
Unilever Indonesia Tbk PT	115,800	332,997
United Tractors Tbk PT	364,300	573,151
Vale Indonesia Tbk PT*	1,106,500	229,445
Waskita Karya Persero Tbk PT	1,540,000	290,392
XL Axiata Tbk PT*	249,800	42,732

		11,857,117

Jordan — 0.8%
Al-Eqbal Investment Co. PLC	12,962	456,096

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Jordan (continued)
Arab Bank PLC	131,742	$1,147,490
Arab Potash (The)(g)	10,922	295,682
Bank of Jordan	49,053	199,450
Cairo Amman Bank	58,603	153,055
Capital Bank of Jordan*	113,533	133,036
Jordan Ahli Bank	68,614	111,334
Jordan Islamic Bank	17,196	93,671
Jordan Petroleum Refinery Co.	66,156	319,262
Jordan Telecommunications Co. PSC	15,279	49,907
Jordanian Electric Power Co.	56,080	192,534

		3,151,517

Kazakhstan — 0.4%
Halyk Savings Bank of Kazakhstan JSC, GDR, RegS*	120,635	722,604
Kazkommertsbank JSC, GDR, RegS*(g)	93,916	135,709
KazMunaiGas Exploration Production JSC, GDR, RegS*	68,444	526,334
KCell JSC, GDR, RegS	130,133	435,295

		1,819,942

Kenya — 0.7%
ARM Cement Ltd.*	264,000	65,455
Bamburi Cement Co. Ltd.(g)	87,300	136,046
Barclays Bank of Kenya Ltd.	857,300	76,147
British American Tobacco Kenya Ltd.	24,700	218,779
Co-operative Bank of Kenya Ltd. (The)	1,083,727	139,636
Diamond Trust Bank Kenya Ltd.	63,910	73,911
East African Breweries Ltd.	227,100	540,863
Equity Group Holdings Ltd.	1,114,000	326,095
KCB Group Ltd.	908,240	255,228
KenolKobil Ltd. Group	760,000	110,583
Kenya Power & Lighting Ltd.(g)	1,059,105	84,209
Nation Media Group Ltd.(g)	122,100	110,507
Safaricom Ltd.	4,043,700	754,954
Standard Chartered Bank Kenya Ltd.	44,331	81,727

		2,974,140

Kuwait — 1.5%
Agility Public Warehousing Co. KSC	249,475	504,889
Al Ahli Bank of Kuwait KSCP	112,009	109,972
ALAFCO Aviation Lease & Finance Co. KSCP	167,700	131,834
Boubyan Bank KSCP	76,570	98,916
Boubyan Petrochemicals Co. KSCP	243,504	394,002
Burgan Bank SAK	67,023	66,783
Commercial Bank of Kuwait KPSC	65,998	88,639
Gulf Bank KSCP	216,627	170,029
Gulf Cable & Electrical Industries Co. KSCP*	67,500	82,561
Jazeera Airways Co. KSC	44,681	112,652
Kuwait Cement Co. KSC(g)	91,882	123,048
Kuwait Finance House KSCP	321,510	568,111
Kuwait Food Co. Americana SAK	67,760	575,534
Kuwait International Bank KSCP	108,105	72,753
Kuwait Portland Cement Co. KSC	23,371	69,596
Kuwait Projects Co. Holding KSCP	64,055	104,797
Mabanee Co. SAK	96,025	268,161
Mezzan Holding Co. KSCC	66,639	202,605

COMMON STOCKS (continued)	Shares	Value (Note 2)
Kuwait (continued)
Mobile Telecommunications Co. KSC	621,046	$832,710
National Bank of Kuwait SAKP	341,679	727,722
National Gulf Holding*^	71,835	—
National Industries Group Holding SAK	488,867	194,941
Qurain Petrochemical Industries Co. KSC	420,559	316,517
Sultan Center Food Products Co. KSC*	226,000	42,356
VIVA Kuwait Telecom Co.*	51,793	157,612

		6,016,740

Latvia — 0.1%
Grindeks A/S*(g)	52,160	240,772
Latvijas Kugnieciba*(g)	332,621	167,493

		408,265

Lebanon — 0.2%
Bank Audi SAL	72,521	481,902
Byblos Bank SAL	78,766	134,690
Solidere, GDR, RegS	28,323	283,230

		899,822

Lithuania — 0.3%
Apranga PVA	78,286	211,569
Klaipedos Nafta AB(g)	513,391	290,649
Pieno Zvaigzdes(g)	111,220	169,765
Rokiskio Suris(g)	145,010	267,924
Siauliu Bankas AB	677,904	320,384

		1,260,291

Malaysia — 2.9%
AirAsia Bhd	151,000	76,978
Alliance Financial Group Bhd	116,300	96,336
AMMB Holdings Bhd	77,300	74,150
Astro Malaysia Holdings Bhd	242,100	140,191
Axiata Group Bhd	305,925	321,410
Berjaya Corp. Bhd*	831,931	62,919
Berjaya Sports Toto Bhd	143,387	94,584
Boustead Holdings Bhd	106,904	63,568
British American Tobacco Malaysia Bhd	13,000	129,137
Bumi Armada Bhd	1,242,550	167,156
CIMB Group Holdings Bhd	140,500	140,890
Dialog Axiata PLC	1,841,634	129,125
Dialog Group Bhd	186,120	63,847
DiGi.Com Bhd	295,100	317,841
Felda Global Ventures Holdings Bhd	303,600	104,699
Gamuda Bhd	143,200	152,337
Genting Bhd	206,400	367,542
Genting Malaysia Bhd	297,700	303,488
Genting Plantations Bhd	38,100	91,505
Globetronics Technology Bhd	157,000	121,657
Hartalega Holdings Bhd	181,900	195,549
Hong Leong Bank Bhd	36,600	109,889
Hong Leong Financial Group Bhd	23,500	74,439
IHH Healthcare Bhd	445,900	630,882
IJM Corp. Bhd	186,080	132,643
Inari Amertron Bhd	206,500	152,800
IOI Corp. Bhd	293,046	286,642
IOI Properties Group Bhd	123,472	57,686
KNM Group Bhd*	1,468,200	110,859
Kossan Rubber Industries	87,500	128,402
Kuala Lumpur Kepong Bhd	47,400	253,181

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia (continued)
Lafarge Malaysia Bhd	110,500	$176,919
Magnum Bhd	177,450	85,847
Malayan Banking Bhd	145,650	265,906
Malaysia Airports Holdings Bhd	32,100	43,338
Maxis Bhd	186,200	247,811
MISC Bhd	68,900	112,767
MMC Corp. Bhd	182,200	94,524
My EG Services Bhd	1,027,050	345,005
Petronas Chemicals Group Bhd	529,700	823,664
Petronas Dagangan Bhd	104,000	550,549
Petronas Gas Bhd	53,600	254,002
PPB Group Bhd	71,400	252,287
Press Metal Bhd	810,040	286,608
Public Bank Bhd	77,837	341,999
QL Resources Bhd	83,500	81,070
RHB Bank Bhd	79,687	83,554
SapuraKencana Petroleum Bhd*	1,041,605	374,310
Silverlake Axis Ltd.	423,500	154,534
Sime Darby Bhd	152,000	274,199
Telekom Malaysia Bhd	187,500	248,413
Tenaga Nasional Bhd	227,800	705,313
Top Glove Corp. Bhd	174,700	208,239
UMW Holdings Bhd	117,900	119,992
Unisem M Bhd	292,900	154,145
VS Industry Bhd	367,500	115,414
WCT Holdings Bhd	210,917	81,168
YTL Corp. Bhd	437,841	151,142
YTL Power International Bhd	325,300	107,900

		11,892,951

Mauritius — 0.7%
Alteo Ltd.	131,407	103,556
CIEL Ltd.	727,049	127,135
ENL Land Ltd.(g)	231,429	260,552
Lux Island Resorts Ltd.(g)	171,873	284,099
MCB Group Ltd.	174,992	1,045,632
New Mauritius Hotels Ltd.(g)	524,747	274,161
Omnicane Ltd.(g)	61,013	102,103
Phoenix Beverages Ltd.(g)	22,533	262,897
Rogers & Co. Ltd.(g)	269,470	204,300
SBM Holdings Ltd.	1,766,387	325,277

		2,989,712

Mexico — 5.6%
Alfa SAB de CV (Class A Stock)	640,000	792,218
Alsea SAB de CV	101,500	289,963
America Movil SAB de CV (Class L Stock)	127,190	79,886
America Movil SAB de CV (Class L Stock), ADR(a)	341,000	4,286,370
Arca Continental SAB de CV	55,399	288,197
Bolsa Mexicana de Valores SAB de CV	318,800	419,230
Cemex Holdings Philippines, Inc., 144A*	451,000	100,709
Cemex SAB de CV, ADR*(a)	136,047	1,092,457
Cemex SAB de CV, UTS*	1,219,909	975,708
Coca-Cola Femsa SAB de CV (Class L Stock)	46,800	296,653
El Puerto de Liverpool SAB de CV (Class C1 Stock)	42,760	308,484
Empresas ICA SAB de CV*	265,500	35,862

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Fibra Uno Administracion SA de CV, REIT	67,900	$103,768
Fomento Economico Mexicano SAB de CV, ADR(a)	14,140	1,077,609
Fomento Economico Mexicano SAB de CV, UTS	41,200	313,606
Genomma Lab Internacional SAB de CV (Class B Stock)*	351,700	364,939
Gentera SAB de CV	323,300	519,971
Gruma SAB de CV (Class B Stock)	4,460	56,671
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	94,006	772,740
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	10,965	157,845
Grupo Bimbo SAB de CV (Class A Stock)	112,700	254,870
Grupo Carso SAB de CV (Class A1 Stock)	184,100	740,409
Grupo Elektra SAB de CV	5,714	71,714
Grupo Financiero Banorte SAB de CV (Class O Stock)	302,000	1,487,444
Grupo Financiero Inbursa SAB de CV (Class O Stock)	415,600	629,926
Grupo Financiero Santander Mexico SAB de CV (Class B Stock)	71,800	103,251
Grupo Mexico SAB de CV (Class B Stock)	563,093	1,529,042
Grupo Televisa SAB, ADR(a)	61,900	1,293,091
Grupo Televisa SAB, UTS	154,900	646,063
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*(g)	414,000	555,205
Industrias CH SAB de CV (Class B Stock)*	52,900	338,101
Industrias Penoles SAB de CV	28,600	530,192
Infraestructura Energetica Nova SAB de CV	91,100	396,839
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	116,300	209,433
Mexichem SAB de CV	221,173	501,783
Minera Frisco SAB de CV (Class A1 Stock)*	171,500	129,062
Nemak SAB de CV, 144A	421,000	377,343
Promotora y Operadora de Infraestructura SAB de CV	14,355	119,800
Telesites SAB de CV*	414,054	224,907
TV Azteca SAB de CV, UTS	444,600	69,490
Wal-Mart de Mexico SAB de CV	387,700	693,869

		23,234,720

Monaco — 0.1%
GasLog Ltd.(a)	14,400	231,840
Navios Maritime Holdings, Inc.*(a)	46,400	65,424

		297,264

Morocco — 0.7%
Attijariwafa Bank	11,686	476,158
Banque Centrale Populaire	9,637	271,003
BMCE Bank	8,837	194,472
Cosumar	11,703	396,054
Douja Promotion Groupe Addoha SA	42,700	181,061
LafargeHolcim Maroc SA	2,841	685,985
Lesieur Cristal	11,785	156,963
Maroc Telecom	45,093	631,893

		2,993,589

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Netherlands — 0.1%
Nostrum Oil & Gas PLC*	71,902	$341,960
VimpelCom Ltd., ADR	45,920	176,792

		518,752

Nigeria — 0.5%
Access Bank PLC	3,416,876	63,684
Afriland Properties PLC, REIT*^	348,765	—
Dangote Cement PLC	495,581	273,569
FBN Holdings PLC	5,173,790	55,136
Forte Oil PLC	281,382	75,638
Guaranty Trust Bank PLC	4,503,189	353,451
Guinness Nigeria PLC	171,887	45,367
Lafarge Africa PLC	627,424	82,021
Nestle Nigeria PLC	45,536	117,179
Nigerian Breweries PLC	672,194	315,476
Oando PLC*	2,757,553	41,121
SEPLAT Petroleum Development Co. PLC, 144A	118,289	105,644
UAC of Nigeria PLC	1,531,454	81,911
United Bank for Africa PLC	6,414,792	91,544
Zenith Bank PLC	4,352,132	203,684

		1,905,425

Oman — 0.7%
Al Anwar Ceramic Tiles Co. SAOG	80,050	35,211
Al Batinah Power Co. SAOG	264,819	123,849
Al Suwadi Power	268,549	125,639
Bank Dhofar SAOG	267,060	159,501
Bank Muscat SAOG	414,730	508,277
Bank Nizwa SAOG*	427,236	91,983
Bank Sohar SAOG	388,869	161,429
HSBC Bank Oman SAOG	273,053	85,124
National Bank of Oman SAOG	325,127	199,981
Oman Cement Co. SAOG	116,465	143,254
Oman Flour Mills Co. SAOG	64,478	117,115
Oman Telecommunications Co. SAOG(g)	125,206	492,507
Ooredoo	139,155	238,385
Raysut Cement Co. SAOG	70,748	271,376
Renaissance Services SAOG*	227,760	141,623
Sembcorp Salalah Power & Water Co.(g)	223,560	133,400

		3,028,654

Pakistan — 1.5%
D.G. Khan Cement Co. Ltd.	71,300	151,507
Engro Corp. Ltd.	64,498	195,182
Engro Foods Ltd.*	81,400	149,689
Fauji Cement Co. Ltd.	242,500	104,749
Fauji Fertilizer Bin Qasim Ltd.	190,000	93,151
Fauji Fertilizer Co. Ltd.	209,487	209,345
Ferozsons Laboratories Ltd.	9,100	65,317
Glaxo SmithKline Consumer Healthcare Pakistan Ltd.*(g)	10,500	10,493
GlaxoSmithKline Pakistan Ltd.	78,300	174,914
Habib Bank Ltd.	193,300	505,406
Hub Power Co. Ltd. (The)	480,155	567,943
K-Electric Ltd.*	1,377,500	123,614
Kot Addu Power Co. Ltd.	250,500	189,067
Lucky Cement Ltd.	53,300	442,622
Maple Leaf Cement Factory Ltd.	87,000	106,334

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pakistan (continued)
MCB Bank Ltd.	200,947	$457,268
Millat Tractors Ltd.	13,490	116,908
National Bank of Pakistan	193,104	138,484
Nishat Mills Ltd.	276,075	402,538
Oil & Gas Development Co. Ltd.	173,900	275,550
Pak Elektron Ltd.	174,500	119,024
PAK Suzuki Motor Co. Ltd.	35,400	207,763
Pakistan Oilfields Ltd.	30,400	155,669
Pakistan Petroleum Ltd.	133,789	241,196
Pakistan State Oil Co. Ltd.	68,107	283,384
Pakistan Telecommunication Co. Ltd.	389,800	64,082
Searle Co. Ltd. (The)	42,546	266,415
SUI Southern Gas Co. Ltd.*	216,000	75,244
TRG Pakistan*	286,500	121,339
United Bank Ltd.	89,900	205,658

		6,219,855

Panama — 0.3%
Copa Holdings SA (Class A Stock)	12,971	1,178,156

Peru — 1.5%
Alicorp SAA	426,366	927,435
Cia de Minas Buenaventura SAA, ADR	47,800	539,184
Cia Minera Milpo SAA	178,924	182,336
Credicorp Ltd.	12,550	1,981,143
Enel Generacion Peru SAA	234,881	181,970
Ferreycorp SAA	525,810	264,785
Grana y Montero SAA	245,062	343,204
Intercorp Financial Services, Inc.	9,549	305,568
Luz del Sur SAA	21,090	82,261
Minsur SA*	181,000	78,203
Southern Copper Corp.(a)	40,327	1,288,044
Volcan Cia Minera SAA (Class B Stock)	608,590	130,568

		6,304,701

Philippines — 2.9%
Aboitiz Equity Ventures, Inc.	208,370	296,796
Aboitiz Power Corp.	558,600	467,691
Alliance Global Group, Inc.	435,100	111,779
Atlas Consolidated Mining & Development Corp.*	603,100	60,516
Ayala Corp.	38,310	562,447
Ayala Land, Inc.	689,500	443,002
Bank of the Philippine Islands	165,380	295,342
BDO Unibank, Inc.	194,086	437,361
Bloomberry Resorts Corp.*	970,600	120,100
Cosco Capital, Inc.	826,300	141,211
D&L Industries, Inc.	1,209,300	277,056
DMCI Holdings, Inc.	740,100	197,084
Emperador, Inc.	1,205,200	169,656
Energy Development Corp.	2,899,900	300,101
Filinvest Land, Inc.	2,488,000	76,303
First Gen Corp.	502,000	222,079
Globe Telecom, Inc.	10,395	315,229
GT Capital Holdings, Inc.	6,940	176,984
International Container Terminal Services, Inc.	92,600	133,651
JG Summit Holdings, Inc.	323,620	439,792
Jollibee Foods Corp.	153,200	596,805
Lopez Holdings Corp.	589,100	92,362

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Philippines (continued)
LT Group, Inc.	259,000	$65,409
Manila Electric Co.	85,380	455,112
Manila Water Co., Inc.	208,500	121,571
Megaworld Corp.	2,214,000	158,500
Melco Crown Philippines Resorts Corp.*	1,466,000	111,230
Metro Pacific Investments Corp.	1,182,600	158,278
Metropolitan Bank & Trust Co.	119,008	173,651
Petron Corp.	561,500	112,265
Philex Mining Corp.	1,064,100	184,384
PLDT, Inc.	30,090	825,184
Puregold Price Club, Inc.	258,600	202,679
Robinsons Land Corp.	155,300	81,197
Robinsons Retail Holdings, Inc.	180,870	270,035
San Miguel Corp.	72,290	134,176
Security Bank Corp.	32,050	122,409
Semirara Mining & Power Corp.	136,200	355,966
SM Investments Corp.	53,108	699,254
SM Prime Holdings, Inc.	1,310,550	746,157
Travellers International Hotel Group, Inc.	1,259,000	83,206
Universal Robina Corp.	259,270	851,625

		11,845,635

Poland — 3.1%
Alior Bank SA*	20,072	259,674
AmRest Holdings SE*	5,211	368,407
Asseco Poland SA	39,314	506,737
Bank Handlowy w Warszawie SA	6,200	113,149
Bank Millennium SA*	127,100	157,565
Bank Pekao SA	20,812	624,915
Bank Zachodni WBK SA	4,883	368,520
Boryszew SA*	84,600	161,891
Budimex SA	5,800	274,177
CCC SA	9,072	440,927
CD Projekt SA*	31,056	387,160
Ciech SA	8,108	112,931
Cyfrowy Polsat SA*	88,633	520,955
Enea SA*	89,414	202,788
Energa SA	89,698	194,909
Eurocash SA	56,960	535,220
Getin Noble Bank SA*	151,309	47,672
Grupa Azoty SA	11,964	179,089
Grupa Lotos SA*	17,944	163,806
ING Bank Slaski SA	4,928	190,084
Jastrzebska Spolka Weglowa SA*	18,342	293,012
KGHM Polska Miedz SA	35,558	781,959
KRUK SA	2,636	149,235
LPP SA	266	360,330
mBank SA*	2,550	204,150
Netia SA	144,420	158,666
Orange Polska SA	295,200	388,288
PGE Polska Grupa Energetyczna SA	295,649	737,399
PKP Cargo SA*	12,263	137,667
Polski Koncern Naftowy ORLEN SA	61,361	1,249,672
Polskie Gornictwo Naftowe i Gazownictwo SA	341,959	459,503
Powszechna Kasa Oszczednosci Bank Polski SA*	136,498	916,916
Powszechny Zaklad Ubezpieczen SA	88,498	701,706
Synthos SA	205,443	223,725

COMMON STOCKS (continued)	Shares	Value (Note 2)
Poland (continued)
Tauron Polska Energia SA*	408,509	$278,097

		12,850,901

Qatar — 1.6%
Aamal Co.*	67,602	252,783
Al Meera Consumer Goods Co. QSC	1,497	72,166
Barwa Real Estate Co.	13,857	126,256
Commercial Bank QSC (The)	20,571	183,316
Doha Bank QSC	21,979	210,351
Gulf International Services QSC	15,142	129,172
Industries Qatar QSC	22,409	721,551
Masraf Al Rayan QSC	43,801	451,950
Medicare Group	2,928	50,464
Ooredoo QSC	30,364	848,061
Qatar Electricity & Water Co. QSC	10,666	665,341
Qatar Gas Transport Co. Ltd.	55,307	350,896
Qatar Insurance Co. SAQ	14,830	345,653
Qatar International Islamic Bank QSC	4,352	75,026
Qatar Islamic Bank SAQ	7,131	203,427
Qatar National Bank SAQ	21,883	978,783
Qatar National Cement Co. QSC	4,056	95,815
Qatar Navigation QSC	8,680	228,001
Qatari Investors Group QSC	10,566	169,209
Vodafone Qatar QSC*	99,187	255,071

		6,413,292

Romania — 0.8%
Antibiotice SA(g)	575,841	69,487
Banca Transilvania SA	1,473,082	814,557
BRD-Groupe Societe Generale SA	118,727	326,840
OMV Petrom SA*	10,313,400	623,753
Societatea Energetica Electrica SA	228,355	696,576
Societatea Nationala de Gaze Naturale ROMGAZ SA	41,308	239,367
Transelectrica SA	43,977	297,653
Transgaz SA Medias	1,481	100,915

		3,169,148

Russia — 5.9%
Aeroflot PJSC*	252,900	630,206
Alrosa PJSC	345,200	549,084
AvtoVAZ PJSC*	337,000	53,113
Evraz PLC*	59,700	162,668
Federal Grid Co. Unified Energy System PJSC	72,141,400	238,813
Gazprom Neft PJSC, ADR	7,100	124,605
Gazprom PJSC, ADR	489,747	2,473,222
Inter RAO UES PJSC	6,069,048	380,227
Lenta Ltd., GDR, RegS*	28,589	234,430
LSR Group PJSC, GDR, RegS	72,000	248,400
Lukoil PJSC, ADR	35,560	1,994,915
Magnit PJSC	13,315	2,387,062
Mail.Ru Group Ltd., GDR, RegS*	31,600	579,860
MegaFon PJSC, GDR, RegS	31,826	300,756
MMC Norilsk Nickel PJSC, ADR	85,531	1,436,065
Mobile TeleSystems PJSC	274,623	1,157,513
Mosenergo PJSC	4,030,000	162,628
Novatek PJSC	55,030	710,595
Novolipetsk Steel PJSC, GDR	13,000	241,799

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
PhosAgro PJSC, GDR, RegS	10,889	$166,057
PIK Group PJSC, GDR, RegS*	91,100	430,448
Polymetal International PLC	27,400	287,084
Rosneft Oil Co. PJSC, GDR	104,700	680,550
Rosseti PJSC	7,276,600	135,678
Rostelecom PJSC	258,903	354,788
RusHydro PJSC	38,052,964	574,864
Sberbank of Russia PJSC, ADR	240,832	2,787,630
Severstal PJSC, GDR, RegS	21,739	330,433
Sistema PJSC FC	1,013,950	383,240
Surgutneftegas OJSC, ADR	76,706	386,982
Tatneft PJSC, ADR	20,970	864,383
United Co. RUSAL PLC	255,000	107,535
VTB Bank PJSC, GDR, RegS	274,100	654,277
X5 Retail Group NV, GDR, RegS*	29,000	941,050
Yandex NV (Class A Stock)*	66,300	1,334,619

		24,485,579

Slovenia — 0.7%
Cinkarna Celje dd	1,480	252,288
Gorenje dd*	15,400	97,194
Krka dd Novo mesto	17,660	982,998
Luka Koper	9,841	259,073
Petrol dd Ljubljana	1,747	596,722
Pozavarovalnica Sava dd(g)	14,225	197,925
Telekom Slovenije dd	4,863	363,800
Zavarovalnica Triglav dd	13,829	337,270

		3,087,270

South Africa — 5.9%
AECI Ltd.	13,700	100,975
African Bank Investments Ltd.*^	218,960	—
African Rainbow Minerals Ltd.	17,200	122,402
Anglo American Platinum Ltd.*	6,154	117,408
AngloGold Ashanti Ltd., ADR*	43,500	457,185
Aspen Pharmacare Holdings Ltd.	47,447	977,444
AVI Ltd.	45,600	302,543
Barclays Africa Group Ltd.	15,262	187,330
Barloworld Ltd.	68,800	588,355
Bid Corp. Ltd.	65,979	1,169,415
Bidvest Group Ltd. (The)	65,979	868,769
Brait SE*	14,142	89,953
Clicks Group Ltd.	37,800	317,248
DataTec Ltd.	112,800	405,427
Discovery Ltd.	14,745	122,796
EOH Holdings Ltd.	26,200	311,844
Exxaro Resources Ltd.	24,500	158,197
FirstRand Ltd.	127,860	493,388
Foschini Group Ltd. (The)	11,100	128,161
Gold Fields Ltd.	74,934	226,617
Grindrod Ltd.	207,800	202,783
Growthpoint Properties Ltd., REIT	95,663	180,113
Harmony Gold Mining Co. Ltd.	38,777	84,166
Impala Platinum Holdings Ltd.*	95,938	295,177
Investec Ltd.	15,300	100,376
Liberty Holdings Ltd.	12,500	100,327
Life Healthcare Group Holdings Ltd.	179,844	425,854
Massmart Holdings Ltd.	23,546	216,552
Mediclinic International PLC	58,567	553,711

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
MMI Holdings Ltd.	59,241	$101,170
Mondi Ltd.	14,642	297,963
Mr Price Group Ltd.	7,400	85,834
MTN Group Ltd.	218,551	2,001,644
Murray & Roberts Holdings Ltd.	248,925	208,937
Nampak Ltd.	75,700	101,858
Naspers Ltd. (Class N Stock)	12,238	1,786,646
Nedbank Group Ltd.	9,385	162,443
Netcare Ltd.	277,420	644,741
Northam Platinum Ltd.*	50,800	149,952
Pick’n Pay Stores Ltd.	54,634	253,395
Pioneer Foods Group Ltd.	22,700	254,419
PPC Ltd.	91,907	37,033
Rand Merchant Investment Holdings Ltd.	41,103	118,644
Redefine Properties Ltd., REIT	165,341	134,633
Remgro Ltd.	19,839	321,908
Resilient REIT Ltd., REIT	11,600	96,653
Reunert Ltd.	52,952	261,987
RMB Holdings Ltd.	24,619	118,990
Sanlam Ltd.	57,800	264,391
Sappi Ltd.*	48,920	319,133
Sasol Ltd.	96,220	2,761,448
Shoprite Holdings Ltd.	56,366	704,475
Sibanye Gold Ltd.	70,871	127,260
SPAR Group Ltd. (The)	25,400	368,091
Standard Bank Group Ltd.	46,358	510,456
Steinhoff International Holdings NV	103,885	538,472
Telkom SA SOC Ltd.	55,943	299,941
Tiger Brands Ltd.	27,991	809,177
Trencor Ltd.	42,028	87,132
Truworths International Ltd.	11,075	64,052
Vodacom Group Ltd.	69,147	766,042
Wilson Bayly Holmes-Ovcon Ltd.	18,343	205,669
Woolworths Holdings Ltd.	23,760	122,936

		24,392,041

South Korea — 5.8%
Amorepacific Corp.*	1,619	430,306
AMOREPACIFIC Group*	1,583	173,982
BGF retail Co. Ltd.*	1,940	131,341
BNK Financial Group, Inc.*	9,467	67,911
Celltrion, Inc.*	6,890	611,092
Chong Kun Dang Pharmaceutical Corp.*	1,263	108,960
CJ CheilJedang Corp.*	800	236,688
CJ Corp.*	790	122,164
Coway Co. Ltd.*	2,686	196,333
Dongbu Insurance Co. Ltd.*	1,230	63,679
Doosan Heavy Industries & Construction Co. Ltd.*	4,590	103,120
E-MART, Inc.*	1,337	202,458
Green Cross Corp.*	683	88,698
Green Cross Holdings Corp.*	4,475	88,061
GS Engineering & Construction Corp.*	4,058	88,728
GS Holdings Corp.*	8,140	364,113
Hana Financial Group, Inc.	10,821	279,291
Hankook Tire Co. Ltd.*	2,943	141,487
Hanmi Pharm Co. Ltd.*	807	203,503
Hanmi Science Co. Ltd.*	3,796	191,405
Hanssem Co. Ltd.*	673	110,642

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Hanwha Chemical Corp.*	8,968	$182,813
Hanwha Corp.*	3,690	106,908
Hanwha Techwin Co. Ltd.*	3,179	114,251
Hotel Shilla Co. Ltd.*	1,650	65,590
Hyosung Corp.*	1,390	167,093
Hyundai Department Store Co. Ltd.*	730	65,901
Hyundai Engineering & Construction Co. Ltd.*	3,134	110,866
Hyundai Glovis Co. Ltd.*	960	122,652
Hyundai Heavy Industries Co. Ltd.*	1,604	192,660
Hyundai Marine & Fire Insurance Co. Ltd.*	2,621	68,224
Hyundai Mobis Co. Ltd.*	2,400	523,976
Hyundai Motor Co.	6,082	733,717
Hyundai Steel Co.*	5,895	277,461
Hyundai Wia Corp.*	961	58,007
Industrial Bank of Korea*	11,766	123,486
iNtRON Biotechnology, Inc.*	3,532	89,090
Kangwon Land, Inc.*	3,858	114,160
KB Financial Group, Inc.*	14,262	504,012
KCC Corp.	274	81,431
Kia Motors Corp.*	10,110	328,137
Komipharm International Co. Ltd.*	6,455	186,688
Korea Aerospace Industries Ltd.*	2,153	119,117
Korea Electric Power Corp.*	34,424	1,255,720
Korea Gas Corp.*	6,300	252,835
Korea Investment Holdings Co. Ltd.*	1,595	55,275
Korea Zinc Co. Ltd.*	912	358,734
Korean Air Lines Co. Ltd.*	4,147	93,582
KT Corp.*	13,418	326,468
KT&G Corp.	6,722	562,294
LG Chem Ltd.*	2,488	536,530
LG Corp.*	4,536	225,204
LG Display Co. Ltd.	3,794	98,439
LG Electronics, Inc.*	5,110	218,158
LG Household & Health Care Ltd.*	500	354,746
LG Uplus Corp.*	32,527	308,288
Lotte Chemical Corp.*	832	253,545
LOTTE Fine Chemical Co. Ltd.*	1,838	46,665
Lotte Shopping Co. Ltd.*	962	176,441
LS Corp.*	2,520	123,622
Medy-Tox, Inc.	579	170,396
NAVER Corp.*	337	215,807
NCSoft Corp.*	385	78,754
NH Investment & Securities Co. Ltd.*	9,763	77,789
OCI Co. Ltd.*	2,150	139,788
Orion Corp.*	250	135,503
Ottogi Corp.*	254	139,265
POSCO	3,729	791,722
Posco Daewoo Corp.*	6,180	137,952
Samsung C&T Corp.*	4,030	417,291
Samsung Card Co. Ltd.*	2,600	85,486
Samsung Electro-Mechanics Co. Ltd.*	1,720	72,204
Samsung Electronics Co. Ltd.	1,583	2,356,000
Samsung Engineering Co. Ltd.*	10,660	90,578
Samsung Fire & Marine Insurance Co. Ltd.	1,602	355,959
Samsung Heavy Industries Co. Ltd.*	8,890	67,886
Samsung Life Insurance Co. Ltd.*	4,125	383,936
Samsung SDI Co. Ltd.*	1,147	103,257
Samsung SDS Co. Ltd.*	530	61,101

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Samsung Securities Co. Ltd.*	3,344	$87,595
Shinhan Financial Group Co. Ltd.*	16,578	621,695
Shinsegae, Inc.*	401	58,391
SK Chemicals Co. Ltd.*	1,760	97,518
SK Holdings Co. Ltd.*	1,435	272,408
SK Hynix, Inc.	10,858	399,532
SK Innovation Co. Ltd.*	8,585	1,038,940
SK Telecom Co. Ltd.	5,493	1,018,078
S-Oil Corp.	5,061	354,224
ViroMed Co. Ltd.*	1,825	155,765
Woori Bank*	16,280	171,572
Yuhan Corp.*	951	156,974

		23,900,114

Sri Lanka — 0.7%
Access Engineering PLC	433,567	71,649
Aitken Spence PLC	130,112	56,506
Ceylon Tobacco Co. PLC	44,954	241,936
Chevron Lubricants Lanka PLC	161,664	169,452
Commercial Bank of Ceylon PLC	319,599	309,267
DFCC Bank PLC	136,728	111,854
Hatton National Bank PLC	146,115	219,377
Hemas Holdings PLC	148,235	96,734
John Keells Holdings PLC	566,623	548,308
Lanka IOC PLC	359,478	76,189
Melstacorp Ltd.*	569,792	225,559
National Development Bank PLC	77,595	80,877
Nestle Lanka PLC	16,404	219,182
People’s Leasing & Finance PLC(g)	641,689	73,635
Sampath Bank PLC	62,276	108,241
Teejay Lanka PLC	468,591	133,850

		2,742,616

Taiwan — 5.7%
Advanced Semiconductor Engineering, Inc.	114,067	116,290
Advantech Co. Ltd.	16,000	126,168
Airtac International Group	28,000	222,636
Asia Cement Corp.	234,829	191,014
Asustek Computer, Inc.	29,037	237,737
AU Optronics Corp.	318,441	115,639
Bizlink Holding, Inc.	33,572	172,480
Catcher Technology Co. Ltd.	26,780	185,095
Cathay Financial Holding Co. Ltd.	367,543	546,396
Chang Hwa Commercial Bank Ltd.	308,011	163,486
Cheng Shin Rubber Industry Co. Ltd.	191,424	359,322
Chicony Electronics Co. Ltd.	47,100	109,047
China Airlines Ltd.	396,590	114,205
China Development Financial Holding Corp.	656,005	163,308
China Life Insurance Co. Ltd.	139,156	137,590
China Steel Corp.	817,084	621,105
China Synthetic Rubber Corp.	112,270	99,029
Chunghwa Telecom Co. Ltd.	352,268	1,106,148
Compal Electronics, Inc.	173,822	99,288
CTBC Financial Holding Co. Ltd.	632,587	345,082
CTCI Corp.	61,000	92,151
Delta Electronics, Inc.	33,800	166,165
E Ink Holdings, Inc.	160,000	114,103
E.Sun Financial Holding Co. Ltd.	281,376	159,694
Eclat Textile Co. Ltd.	25,000	260,304

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Eva Airways Corp.	338,529	$152,513
Far Eastern Department Stores Ltd.	349,405	173,076
Far Eastern New Century Corp.	500,537	374,844
Far EasTone Telecommunications Co. Ltd.	133,000	298,990
Feng TAY Enterprise Co. Ltd.	57,120	211,558
First Financial Holding Co. Ltd.	500,982	266,724
Formosa Chemicals & Fibre Corp.	225,064	670,273
Formosa Petrochemical Corp.	149,670	517,943
Formosa Plastics Corp.	308,142	849,420
Foxconn Technology Co. Ltd.	65,185	171,504
Fubon Financial Holding Co. Ltd.	328,002	517,045
Giant Manufacturing Co. Ltd.	36,661	207,608
Ginko International Co. Ltd.	16,000	165,492
Great Wall Enterprise Co. Ltd.	105,390	94,907
Hiwin Technologies Corp.	40,800	186,259
Hon Hai Precision Industry Co. Ltd.	201,470	524,041
Hota Industrial Manufacturing Co. Ltd.	27,000	104,014
Hotai Motor Co. Ltd.	39,000	444,870
HTC Corp.*	26,485	64,547
Hua Nan Financial Holdings Co. Ltd.	264,375	132,925
Innolux Corp.	499,200	178,711
Inventec Corp.	156,000	106,419
Kenda Rubber Industrial Co. Ltd.	126,162	190,054
Kerry TJ Logistics Co. Ltd.	140,000	193,781
King Slide Works Co. Ltd.	13,000	168,004
Largan Precision Co. Ltd.	2,000	233,123
Lite-On Technology Corp.	101,941	153,304
Macronix International*	737,684	105,839
MediaTek, Inc.	44,460	297,026
Mega Financial Holding Co. Ltd.	478,684	340,417
Microbio Co. Ltd.*	86,319	61,575
Nan Kang Rubber Tire Co. Ltd.	158,776	144,742
Nan Ya Plastics Corp.	338,893	746,486
Novatek Microelectronics Corp.	29,246	96,120
OBI Pharma, Inc.*	19,000	167,255
Pegatron Corp.	67,133	159,711
PharmaEngine, Inc.	27,598	155,236
Pou Chen Corp.	271,547	337,442
President Chain Store Corp.	62,648	447,823
Quanta Computer, Inc.	108,319	201,841
Ruentex Development Co. Ltd.*	77,499	88,109
Ruentex Industries Ltd.	97,461	161,172
Shin Kong Financial Holding Co. Ltd.*	340,052	83,060
Siliconware Precision Industries Co. Ltd.	93,350	138,467
Simplo Technology Co. Ltd.	29,766	85,606
SinoPac Financial Holdings Co. Ltd.	570,457	160,347
Solar Applied Materials Technology Co.*^	113,773	15,659
St. Shine Optical Co. Ltd.	10,000	190,894
Standard Foods Corp.	89,715	212,548
Synnex Technology International Corp.	83,883	84,293
Tainan Spinning Co. Ltd.	279,052	105,578
Taishin Financial Holding Co. Ltd.	330,287	120,615
Taiwan Cement Corp.	294,562	320,134
Taiwan Cooperative Financial Holding Co. Ltd.	482,859	210,109
Taiwan Fertilizer Co. Ltd.	79,000	98,279
Taiwan Glass Industry Corp.*	334,319	137,644
Taiwan Mobile Co. Ltd.	161,200	518,954

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	243,814	$1,365,665
Teco Electric and Machinery Co. Ltd.	270,000	232,917
Transcend Information, Inc.	37,719	99,638
Tripod Technology Corp.	49,278	111,278
TSRC Corp.	118,629	121,296
TTY Biopharm Co. Ltd.	36,713	116,178
Tung Ho Steel Enterprise Corp.	127,381	83,385
Tung Thih Electronic Co. Ltd.	15,000	133,722
Uni-President Enterprises Corp.	461,728	761,327
United Microelectronics Corp.	580,280	204,358
Walsin Lihwa Corp.	707,000	259,119
Wintek Corp.*^	521,484	—
Wistron Corp.	230,649	177,751
WPG Holdings Ltd.	123,613	145,269
Yang Ming Marine Transport Corp.*	564,300	84,389
Yuanta Financial Holding Co. Ltd.	584,090	216,611
Yulon Motor Co. Ltd.	118,053	97,880
Zinwell Corp.	51,074	52,769

		23,631,964

Thailand — 3.1%
Advanced Info Service PCL	152,100	624,362
Airports of Thailand PCL	37,000	411,220
Bangkok Bank PCL	26,800	120,469
Bangkok Chain Hospital PCL	487,700	201,560
Bangkok Dusit Medical Services PCL (Class F Stock)	725,900	468,251
Bangkok Expressway & Metro PCL	899,615	187,155
Banpu PCL	255,000	136,720
BEC World PCL	175,600	81,400
BTS Group Holdings PCL	570,200	136,139
Bumrungrad Hospital PCL	76,300	385,649
Central Pattana PCL	70,500	111,724
Central Plaza Hotel PCL	109,000	120,991
Charoen Pokphand Foods PCL	220,800	181,891
CP ALL PCL	343,400	599,335
Delta Electronics Thailand PCL	256,600	583,988
Dynasty Ceramic PCL	1,758,800	218,067
Electricity Generating PCL	63,200	351,204
Glow Energy PCL	112,000	247,078
Hana Microelectronics PCL	425,200	469,008
Home Product Center PCL	678,082	192,712
Indorama Ventures PCL	204,988	191,762
IRPC PCL	885,200	118,651
Italian-Thai Development PCL*	491,663	67,550
Kasikornbank PCL	49,100	242,551
KCE Electronics PCL	85,600	291,624
Krung Thai Bank PCL	224,475	110,951
Minor International PCL	429,000	435,935
MK Restaurants Group PCL	85,300	139,345
Polyplex Thailand PCL*	520,000	223,622
Precious Shipping PCL*	335,250	76,767
Pruksa Holding PCL	94,500	59,375
PTT Exploration & Production PCL	127,029	341,423
PTT Global Chemical PCL	230,658	405,788
PTT PCL	76,900	798,838
Ratchaburi Electricity Generating Holding PCL	114,800	160,288

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand (continued)
Robinson Department Store PCL	87,700	$155,512
Siam Cement PCL (The)	37,300	517,699
Siam Commercial Bank PCL (The)	65,900	280,637
Siam Global House PCL	248,300	125,500
Sino-Thai Engineering & Construction PCL	142,514	110,436
Superblock PCL*	4,845,000	205,649
Thai Beverage PCL	571,600	334,898
Thai Oil PCL	87,400	176,335
Thai Union Group PCL (Class F Stock)	235,280	137,973
Thanachart Capital PCL	130,700	160,590
TMB Bank PCL	2,379,000	139,509
Total Access Communication PCL, NVDR	125,600	132,093
True Corp. PCL	1,379,617	275,457
TTW PCL	594,400	177,604
Vibhavadi Medical Center PCL	2,058,000	167,810

		12,591,095

Togo
Ecobank Transnational, Inc.	1,657,284	54,093

Tunisia — 0.3%
Accumulateur Tunisienne Assad*	16,114	42,247
ADWYA SA	17,915	48,856
Banque de l’Habitat*	9,894	78,814
Banque de Tunisie	21,274	72,381
Banque Internationale Arabe de Tunisie	3,704	144,115
Banque Nationale Agricole*	16,322	64,594
Carthage Cement*	169,068	151,106
Ennakl Automobiles(g)	20,527	128,310
Euro Cycles SA	4,187	74,208
One Tech Holding(g)	25,306	93,249
Poulina Group	33,363	99,732
Societe D’Articles Hygieniques SA	27,813	163,602

		1,161,214

Turkey — 2.9%
Akbank TAS	299,592	663,194
Akcansa Cimento A/S	15,512	60,235
Anadolu Efes Biracilik Ve Malt Sanayii A/S	47,842	239,049
Arcelik A/S	109,285	656,373
Aselsan Elektronik Sanayi ve Ticaret A/S	30,000	108,041
Aygaz A/S	58,500	199,361
Bagfas Bandirma Gubre Fabrikalari A/S*	22,545	63,045
BIM Birlesik Magazalar A/S	51,500	714,671
Cimsa Cimento Sanayi VE Ticaret A/S	19,867	88,896
Coca-Cola Icecek A/S	15,939	149,430
Dogus Otomotiv Servis ve Ticaret A/S	26,784	66,573
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	313,074	265,151
Enka Insaat ve Sanayi A/S	221,288	337,071
Eregli Demir ve Celik Fabrikalari TAS	612,614	891,315
Ford Otomotiv Sanayi A/S	29,204	253,021
Gubre Fabrikalari TAS	45,700	56,675
Haci Omer Sabanci Holding A/S	209,180	541,513
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)*	416,822	135,547
KOC Holding A/S	139,566	545,446
Koza Altin Isletmeleri A/S*	19,000	87,741
Migros Ticaret A/S*	11,500	57,236
Petkim Petrokimya Holding A/S	199,060	208,585

COMMON STOCKS (continued)	Shares	Value (Note 2)
Turkey (continued)
TAV Havalimanlari Holding A/S	40,762	$161,917
Tekfen Holding A/S	50,266	92,020
Tofas Turk Otomobil Fabrikasi A/S	60,341	421,004
Trakya Cam Sanayii A/S	1	1
Tupras Turkiye Petrol Rafinerileri A/S	55,700	1,116,139
Turk Hava Yollari AO*	136,028	192,968
Turk Telekomunikasyon A/S	189,654	283,480
Turk Traktor ve Ziraat Makineleri A/S	2,324	49,385
Turkcell Iletisim Hizmetleri A/S*	355,026	980,300
Turkiye Garanti Bankasi A/S	328,614	708,696
Turkiye Halk Bankasi A/S	106,043	280,212
Turkiye Is Bankasi (Class C Stock)	212,633	311,838
Turkiye Sinai Kalkinma Bankasi A/S	1	—
Turkiye Sise ve Cam Fabrikalari A/S	94,439	102,398
Turkiye Vakiflar Bankasi TAO (Class D Stock)	173,877	214,007
Ulker Biskuvi Sanayi A/S	34,000	155,625
Vestel Elektronik Sanayi ve Ticaret A/S*	63,000	113,314
Yapi ve Kredi Bankasi A/S*	148,325	143,914
Yazicilar Holding A/S (Class A Stock)	18,059	67,304

		11,782,691

United Arab Emirates — 1.6%
Abu Dhabi Commercial Bank PJSC	173,272	325,057
Abu Dhabi National Hotels	239,739	206,914
Agthia Group PJSC	49,606	95,966
Air Arabia PJSC	905,543	327,804
Aldar Properties PJSC	371,654	265,410
Arabtec Holding PJSC*	881,056	312,923
DAMAC Properties Dubai Co. PJSC	297,414	204,251
Dana Gas PJSC*	1,323,762	194,322
DP World Ltd.	37,112	649,831
Dubai Financial Market PJSC	451,700	153,454
Dubai Islamic Bank PJSC	62,300	94,422
DXB Entertainments PJSC*	420,659	149,061
Emaar Malls PJSC	139,399	99,515
Emaar Properties PJSC	350,045	678,675
Emirates Telecommunications Group Co. PJSC	251,079	1,284,785
First Gulf Bank PJSC	132,180	462,287
National Bank of Abu Dhabi PJSC	157,798	429,064
National Central Cooling Co. PJSC	256,200	140,347
Taqa Morocco	2,181	167,950
Union National Bank PJSC	176,824	218,345

		6,460,383

United Kingdom — 0.2%
KAZ Minerals PLC*	194,627	858,223

Uruguay — 0.1%
Arcos Dorados Holdings, Inc. (Class A Stock)*	87,700	473,580

TOTAL COMMON STOCKS (cost $435,279,060)		383,550,002

	Units
PARTICIPATORY NOTES† — 2.6%
Egypt — 0.9%
Arab Cotton Ginning, expiring 11/24/17	212,570	56,066

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PARTICIPATORY NOTES† (continued)	Units	Value (Note 2)
Egypt (continued)
Commercial International Bank Egypt SAE, expiring 11/24/17	265,081	$1,068,926
Eastern Tobacco, expiring 11/24/17	22,178	340,056
EFG - Hermes Holding Co. SAE, expiring 11/24/17*	212,319	299,096
Egyptian Kuwaiti Holding Co. SAE, expiring 11/24/17	393,891	228,457
ElSewedy Electric Co., expiring 11/27/17	61,409	251,254
Ezz Steel, expiring 11/24/17*	233,320	228,647
Juhayna Food Industries, expiring 11/20/17	442,350	151,087
Maridive & Oil Services SAE, expiring 11/24/17*	315,125	81,933
Orascom Telecom Media & Technology Holding SAE, expiring 11/12/18*	1,745,300	80,895
Oriental Weavers, expiring 11/24/17	296,855	253,727
Palm Hills Developments SAE, expiring 11/24/17	294,630	50,398
Pioneers Holding, expiring 11/24/17*	120,879	76,638
Sidi Kerir Petrochemicals Co., expiring 11/24/17	174,200	164,752
Talaat Moustafa Group, expiring 11/24/17	342,837	172,715
Telecom Egypt Co., expiring 11/24/17	241,812	156,779

		3,661,426

Saudi Arabia — 1.0%
Al Rajhi Bank, expiring 01/22/18*	18,308	307,891
Al Tayyar Travel Group Holding Co., expiring 03/05/18*	11,915	116,435
Alinma Bank, expiring 01/22/18	31,000	124,529
Almarai Co., expiring 07/31/17*	15,700	286,631
Banque Saudi Fransi, expiring 01/22/18	28,033	194,434
Etihad Etisalat Co., expiring 11/20/17*	16,920	108,200
Fawaz Abdulaziz Al Hokair & Co., expiring 03/20/17*	6,400	62,780
Jarir Marketing Co., expiring 01/22/18	3,025	93,093
Mobile Telecommunications Co. KSC, expiring 04/30/18*	23,975	52,980
Mouwasat Medical Services Co., expiring 03/05/18*	2,587	101,942
National Industrialization Co., expiring 08/26/19*	23,850	111,001
Rabigh Refining & Petrochemical Co., expiring 07/24/17*	26,012	81,541
Riyad Bank, expiring 11/20/17*	58,000	178,569
Samba Financial Group, expiring 06/29/17	31,555	204,815
Saudi Arabian Amiantit Co., expiring 04/30/18	21,300	46,898
Saudi Arabian Fertilizer Co., expiring 07/31/17	4,332	86,201
Saudi Arabian Mining Co., expiring 04/30/18*	21,900	227,611
Saudi Basic Industries Corp., expiring 01/22/18*	15,800	385,324
Saudi Cement Co., expiring 07/20/18	4,700	89,227
Saudi Electricity Co., expiring 01/22/18	33,899	203,945
Saudi Ground Services Co., expiring 06/25/18	12,502	220,481
Saudi International Petrochemical Co., expiring 01/22/18*	17,830	89,827

PARTICIPATORY NOTES† (continued)	Units	Value (Note 2)
Saudi Arabia (continued)
Saudi Pharmaceutical Industries & Medical Appliances Corp., expiring 02/12/18	8,669	$94,443
Saudi Telecom Co., expiring 04/23/18*	18,300	353,903
Savola Group(The), expiring 02/06/17	14,900	159,347
Yamama Cement Co., expiring 01/22/18	12,750	77,659

		4,059,707

Vietnam — 0.7%
Bank for Foreign Trade of Vietnam JSC	190,331	296,321
Bao Viet Holdings, expiring 06/23/20	54,931	140,403
Danang Rubber JSC, expiring 06/03/19	50,160	70,493
Development Investment Construction JSC, expiring 08/18/19*	206,408	69,346
HAGL JSC, expiring 08/27/19*	354,616	83,320
Hoa Phat Group JSC, expiring 02/24/20	184,576	349,778
Masan Group Corp., expiring 12/12/18*	199,877	568,820
PetroVietnam Drilling & Well Services JSC*	126,049	114,590
Petrovietnam Fertilizer & Chemicals JSC, expiring 11/25/19	130,000	127,602
PetroVietnam Gas JSC, expiring 06/03/19	86,760	230,903
PetroVietnam Technical Services Corp., expiring 06/24/19	134,600	96,945
Pha Lai Thermal Power JSC, expiring 11/07/18	91,939	67,430
Saigon Securities, Inc., expiring 03/15/21	101,330	87,223
Saigon Thuong Tin Commercial JSB, expiring 06/03/19*	175,796	72,959
Vietnam Joint Stock Commercial Bank for Industry and Trade*	198,814	131,408
Vingroup JSC, expiring 07/31/19*	212,121	391,264

		2,898,805

TOTAL PARTICIPATORY NOTES (cost $15,100,978)		10,619,938

	Shares
PREFERRED STOCKS — 2.7%
Brazil — 2.2%
Alpargatas SA (PRFC)	88,400	271,879
Banco Bradesco SA (PRFC)	77,621	691,618
Centrais Eletricas Brasileiras SA (PRFC B)*	44,100	350,800
Cia Brasileira de Distribuicao (PRFC)	7,695	129,444
Cia Energetica de Sao Paulo (PRFC B)	22,900	94,915
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (PRFC)	35,500	123,143
Gerdau SA (PRFC)	89,000	295,327
Itau Unibanco Holding SA (PRFC), ADR	86,007	884,152
Itausa - Investimentos Itau SA (PRFC)	136,381	346,955
Klabin SA (PRFC)	45,300	39,667
Lojas Americanas SA (PRFC)	82,449	430,649
Marcopolo SA (PRFC)	174,800	147,157
Metalurgica Gerdau SA (PRFC)*	102,900	151,756
Petroleo Brasileiro SA (PRFC), ADR*	185,600	1,635,136
Suzano Papel e Celulose SA (PRFC A)	65,025	283,699
Telefonica Brasil SA (PRFC)	120,041	1,625,774
Usinas Siderurgicas de Minas Gerais SA (PRFC A)*	57,200	72,056

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Vale SA (PRFC), ADR(a)	228,100	$1,571,609

		9,145,736

Colombia — 0.2%
Avianca Holdings SA (PRFC)	99,000	118,721
Banco Davivienda SA (PRFC)	10,919	109,117
Cementos Argos SA (PRFC)	36,909	134,997
Grupo Argos SA (PRFC)	30,084	181,787
Grupo Aval Acciones y Valores SA (PRFC)	523,436	211,850
Grupo de Inversiones Suramericana SA (PRFC)	12,779	157,503

		913,975

Croatia — 0.1%
Adris Grupa dd (PRFC)	7,422	471,166

Philippines
Ayala Land, Inc. (PRFC)^	1,180,500	—

Russia — 0.2%
Surgutneftegas OJSC (PRFC)	619,400	324,001
Transneft PJSC (PRFC)	126	406,394

		730,395

South Korea
LG Chem Ltd. (PRFC)*	430	63,772

Togo
Ecobank Transnational, Inc. (PRFC)*	130,579	—

TOTAL PREFERRED STOCKS (cost $13,250,107)		11,325,044

	Units
WARRANTS*
Thailand
Banpu Pcl, expiring 06/05/17 (cost $0)	85,000	32,756

TOTAL LONG-TERM INVESTMENTS (cost $463,630,145)		405,527,740

SHORT-TERM INVESTMENTS — 5.2%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	4,834,002	$4,834,002
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $16,500,976; includes $16,489,416 of cash collateral for securities on loan)(b)(w)	16,497,083	16,500,382

TOTAL SHORT-TERM INVESTMENTS (cost $21,334,978)(Note 4)		21,334,384

TOTAL INVESTMENTS — 103.7% (cost $484,965,123)		426,862,124
Liabilities in excess of other assets — (3.7)%		(15,120,200)

NET ASSETS — 100.0%		$411,741,924

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

†	Participatory notes represented 2.6% of net assets, of which the Portfolio attributed 1.9% to Hong Kong & Shanghai Bank and 0.7% to JPMorgan Chase as counterparties to the securities.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $15,659 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $15,893,121; cash collateral of $16,489,416 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$2,424,973	$—	$—
Bahrain	—	3,091,003	—
Botswana	—	2,010,700	—
Brazil	14,493,265	—	—
Bulgaria	—	1,220,084	—
Chile	12,164,859	—	—
China	3,485,229	34,633,454	—

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Colombia	$5,097,306	$75,898	$—
Croatia	—	2,547,350	—
Czech Republic	—	3,062,808	—
Egypt	638,166	—	—
Estonia	—	2,133,938	—
Ghana	—	1,405,544	—
Greece	470,402	5,621,701	—
Hong Kong	—	3,073,365	—
Hungary	—	3,096,050	—
India	3,234,609	20,717,846	—
Indonesia	—	11,857,117	—
Jordan	—	3,151,517	—
Kazakhstan	1,384,647	435,295	—
Kenya	—	2,974,140	—
Kuwait	—	6,016,740	—
Latvia	—	408,265	—
Lebanon	283,230	616,592	—
Lithuania	—	1,260,291	—
Malaysia	—	11,892,951	—
Mauritius	—	2,989,712	—
Mexico	23,134,011	100,709	—
Monaco	297,264	—	—
Morocco	—	2,993,589	—
Netherlands	176,792	341,960	—
Nigeria	—	1,905,425	—
Oman	—	3,028,654	—
Pakistan	—	6,219,855	—
Panama	1,178,156	—	—
Peru	6,304,701	—	—
Philippines	—	11,845,635	—
Poland	—	12,850,901	—
Qatar	—	6,413,292	—
Romania	—	3,169,148	—
Russia	16,210,481	8,275,098	—
Slovenia	—	3,087,270	—
South Africa	457,185	23,934,856	—
South Korea	—	23,900,114	—
Sri Lanka	225,559	2,517,057	—
Taiwan	—	23,616,305	15,659
Thailand	10,614,738	1,976,357	—
Togo	—	54,093	—
Tunisia	—	1,161,214	—
Turkey	—	11,782,691	—
United Arab Emirates	856,745	5,603,638	—
United Kingdom	—	858,223	—
Uruguay	473,580	—	—
Participatory Notes
Egypt	—	3,661,426	—
Saudi Arabia	—	4,059,707	—
Vietnam	—	2,898,805	—
Preferred Stocks
Brazil	9,145,736	—	—
Colombia	913,975	—	—
Croatia	—	471,166	—
Philippines	—	—	—
Russia	—	730,395	—
South Korea	—	63,772	—
Togo	—	—	—
Warrants
Thailand	32,756	—	—
Affiliated Mutual Funds	21,334,384	—	—

Total	$135,032,749	$291,813,716	$15,659

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of 12/31/15	$4,425,778
Realized gain (loss)	(502,535)
Change in unrealized appreciation (depreciation)*	627,465
Purchases/Exchanges/Issuances	18,531
Sales/Paydowns	(259,758)
Accrued discount/premium	—
Transfers into Level 3	127,229
Transfers out of Level 3	(4,421,051)

Balance as of 12/31/16	$15,659

*	Of which, $(6,559) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2016	Valuation Methodology	Unobservable Inputs
Common Stocks	$15,659	Discount Pricing	Discretionary Discount Rate

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$42,673,256	L1 to L2	Official Close to Model Price
Preferred Stocks	$673,005	L1 to L2	Official Close to Model Price
Common Stocks	$305,073	L2 to L1	Model Price to Official Close

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	14.1%
Oil, Gas & Consumable Fuels	8.7
Wireless Telecommunication Services	5.9
Affiliated Mutual Funds (4.0% represents investments purchased with collateral from securities on loan)	5.2
Metals & Mining	5.1
Food Products	3.6
Chemicals	3.4
Diversified Telecommunication Services	3.4
Electric Utilities	3.1
Food & Staples Retailing	3.1
Industrial Conglomerates	3.1
Construction Materials	2.7
Participatory Notes	2.6
Pharmaceuticals	2.5
Beverages	2.0
Independent Power & Renewable Electricity Producers	2.0
Hotels, Restaurants & Leisure	1.7
Health Care Providers & Services	1.6
Automobiles	1.5
Real Estate Management & Development	1.5
Internet Software & Services	1.4
IT Services	1.3
Media	1.3
Transportation Infrastructure	1.3
Construction & Engineering	1.2

Insurance	1.2%
Electronic Equipment, Instruments & Components	1.1
Technology Hardware, Storage & Peripherals	1.1
Multiline Retail	1.0
Airlines	0.9
Diversified Financial Services	0.9
Textiles, Apparel & Luxury Goods	0.9
Gas Utilities	0.8
Capital Markets	0.7
Household Durables	0.7
Machinery	0.7
Semiconductors & Semiconductor Equipment	0.7
Specialty Retail	0.7
Tobacco	0.7
Auto Components	0.6
Electrical Equipment	0.6
Paper & Forest Products	0.6
Personal Products	0.6
Water Utilities	0.6
Biotechnology	0.5
Diversified Consumer Services	0.4
Marine	0.4
Software	0.4
Trading Companies & Distributors	0.4
Consumer Finance	0.3
Energy Equipment & Services	0.3
Health Care Equipment & Supplies	0.3
Household Products	0.3
Aerospace & Defense	0.2
Air Freight & Logistics	0.2
Building Products	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Equity Real Estate Investment Trusts (REITs)	0.2%
Internet & Direct Marketing Retail	0.2
Multi-Utilities	0.2
Road & Rail	0.2
Thrifts & Mortgage Finance	0.2
Commercial Services & Supplies	0.1
Communications Equipment	0.1

Containers & Packaging	0.1%
Leisure Products	0.1

103.7
Liabilities in excess of other assets	3.7

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$32,756	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Rights(1)
Equity contracts		$(205,501)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)
Equity contracts	$155,440	$32,756

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$15,893,121	$(15,893,121)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $15,893,121:
Unaffiliated investments (cost $463,630,145)	$405,527,740
Affiliated investments (cost $21,334,978)	21,334,384
Foreign currency, at value (cost $1,434,727)	1,383,018
Dividends and interest receivable	801,585
Receivable for fund share sold	465,517
Tax reclaim receivable	161,157
Receivable for investments sold	1,397
Receivable from affiliate	187
Prepaid expenses	3,068

Total Assets	429,678,053

LIABILITIES:
Payable to broker for collateral for securities on loan	16,489,416
Payable for investments purchased	769,944
Accrued expenses and other liabilities	295,315
Advisory fees payable	185,893
Payable for fund share repurchased	181,294
Distribution fee payable	13,845
Affiliated transfer agent fee payable	346
Foreign withholding taxes payable	76

Total Liabilities	17,936,129

NET ASSETS	$411,741,924

Net assets were comprised of:
Paid-in capital	$434,007,535
Retained earnings	(22,265,611)

Net assets, December 31, 2016	$411,741,924

Net asset value and redemption price per share, $411,741,924 / 51,464,422 outstanding shares of beneficial interest	$8.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $1,392,070, of which $43,186 is reimbursable by an affiliate)	$10,927,417
Income from securities lending, net (including affiliated income of $82,379)	105,670
Affiliated dividend income	18,823

11,051,910

EXPENSES
Advisory fees	3,727,831
Distribution fee	1,002,122
Custodian and accounting fees	1,003,000
Audit fee	29,000
Commitment fee on syndicated credit agreement	22,000
Loan interest expense	19,704
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	6,000
Legal fees and expenses	6,000
Shareholders’ reports	5,000
Miscellaneous	72,073

Total expenses	5,913,730

NET INVESTMENT INCOME (LOSS)	5,138,180

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,104) (net of foreign capital gains taxes $(5,494))	(54,296,365)
Foreign currency transactions	(217,055)

(54,513,420)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(594)) (net of change in foreign capital gains taxes $85,740)	86,657,511
Foreign currencies	(6,663)

86,650,848

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	32,137,428

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,275,608

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,138,180	$7,433,543
Net realized gain (loss) on investment and foreign currency transactions	(54,513,420)	(10,388,406)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	86,650,848	(89,756,938)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,275,608	(92,711,801)

FUND SHARE TRANSACTIONS:
Fund share sold [19,580,994 and 10,042,097 shares, respectively]	148,709,459	80,120,275
Fund share repurchased [24,601,724 and 21,855,161 shares, respectively]	(176,187,033)	(169,397,231)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(27,477,574)	(89,276,956)

CAPITAL CONTRIBUTIONS (NOTE 4)	35,663	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,833,697	(181,988,757)
NET ASSETS:
Beginning of year	401,908,227	583,896,984

End of year	$411,741,924	$401,908,227

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST QMA EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 91.9%	Shares	Value (Note 2)
Brazil — 5.1%
Ambev SA	30,500	$153,685
Banco Bradesco SA	20,100	179,959
BRF SA	12,800	189,756
CETIP SA—Mercados Organizados	6,600	90,442
Cielo SA	17,400	149,103
Cosan SA Industria e Comercio	3,000	35,165
EDP—Energias do Brasil SA	33,400	137,512
Engie Brasil Energia SA	4,000	43,015
Fibria Celulose SA, REIT	6,000	58,789
Hypermarcas SA	81,700	655,919
JBS SA	196,200	687,215
Klabin SA, UTS	13,700	74,589
Kroton Educacional SA	106,800	437,412
Localiza Rent a Car SA	19,200	201,869
Petroleo Brasileiro SA*	115,300	600,111
Qualicorp SA	114,300	676,030
TIM Participacoes SA	263,300	633,434
Vale SA	1	8

		5,004,013

Chile — 1.2%
AES Gener SA	1,013,836	362,081
Banco de Chile	592,891	69,487
Cencosud SA	239,019	670,850
SACI Falabella	7,537	59,634

		1,162,052

China — 26.3%
Agricultural Bank of China Ltd. (Class H Stock)	601,000	245,278
Alibaba Group Holding Ltd., ADR*(a)	22,000	1,931,819
Anhui Conch Cement Co. Ltd. (Class H Stock)	45,500	123,132
Baidu, Inc., ADR*(a)	3,200	526,111
Bank of China Ltd. (Class H Stock)	3,215,000	1,417,578
Bank of Communications Co. Ltd. (Class H Stock)	1,074,000	772,415
BBMG Corp. (Class H Stock)	345,000	118,545
China Cinda Asset Management Co. Ltd. (Class H Stock)	203,000	73,097
China CITIC Bank Corp. Ltd. (Class H Stock)	1,119,000	708,087
China Communications Services Corp. Ltd. (Class H Stock)	66,000	41,935
China Construction Bank Corp. (Class H Stock)	2,133,000	1,633,516
China Everbright Bank Co. Ltd. (Class H Stock)	521,000	236,374
China Everbright Ltd.	20,000	37,880
China Medical System Holdings Ltd.	30,000	47,364
China Merchants Bank Co. Ltd. (Class H Stock)	87,000	202,896
China Minsheng Banking Corp. Ltd. (Class H Stock)	146,000	155,353
China Mobile Ltd.	114,500	1,207,194
China Power International Development Ltd.	106,000	38,275
China Railway Group Ltd. (Class H Stock)	799,000	652,915

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Resources Land Ltd.	68,000	$152,161
China Resources Power Holdings Co. Ltd.	46,000	72,757
China State Construction International Holdings Ltd.	46,000	68,544
China Telecom Corp. Ltd. (Class H Stock)	1,536,000	704,577
China Vanke Co. Ltd. (Class H Stock)	278,000	631,963
CITIC Ltd.	103,000	146,688
Geely Automobile Holdings Ltd.	710,000	674,823
GF Securities Co. Ltd. (Class H Stock)	30,000	62,252
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	498,000	600,178
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	458,400	551,987
Haitian International Holdings Ltd.	16,000	31,318
Hengan International Group Co. Ltd.	18,000	131,835
Huadian Power International Corp. Ltd. (Class H Stock)	1,160,000	523,491
Huaneng Power International, Inc. (Class H Stock)	808,000	533,344
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,965,000	1,171,597
JD.com, Inc., ADR*(a)	39,300	999,792
Longfor Properties Co. Ltd.	35,500	44,902
NetEase, Inc., ADR	3,100	667,554
New Oriental Education & Technology Group, Inc., ADR*	2,900	122,090
PICC Property & Casualty Co. Ltd. (Class H Stock)	232,000	358,828
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	241,000	1,197,308
Shanghai Industrial Holdings Ltd.	65,000	175,245
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	225,500	514,661
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	1,264,000	682,255
Sinopharm Group Co. Ltd. (Class H Stock)	26,400	108,196
Tencent Holdings Ltd.	115,500	2,800,542
TravelSky Technology Ltd. (Class H Stock)	117,000	245,206
Weibo Corp., ADR*(a)	13,500	548,100
Weichai Power Co. Ltd. (Class H Stock)	470,000	720,763
YY, Inc., ADR*(a)	14,200	559,764
Zhejiang Expressway Co. Ltd. (Class H Stock)	30,000	28,560

		26,001,045

Colombia — 0.5%
Almacenes Exito SA	99,497	493,839

Greece — 1.2%
FF Group*	17,192	347,687
Hellenic Telecommunications Organization SA	9,676	90,871
JUMBO SA	40,796	646,407
OPAP SA	7,950	70,265

		1,155,230

Hong Kong — 0.1%
GCL-Poly Energy Holdings Ltd.*	315,000	37,628
Nine Dragons Paper Holdings Ltd.	35,000	31,605

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Sun Art Retail Group Ltd.	58,000	$50,821

		120,054

Hungary — 1.0%
MOL Hungarian Oil & Gas PLC	10,583	742,087
OTP Bank PLC	4,416	126,096
Richter Gedeon Nyrt	3,472	73,337

		941,520

India — 7.2%
Aurobindo Pharma Ltd.	59,592	586,235
Bajaj Finance Ltd.	48,577	600,899
Bajaj Finserv Ltd.	932	39,656
Bharat Petroleum Corp. Ltd.	77,043	719,700
Cadila Healthcare Ltd.	9,917	51,974
Eicher Motors Ltd.	317	101,506
HCL Technologies Ltd.	66,219	806,313
Hero MotoCorp Ltd.	12,505	559,839
Hindalco Industries Ltd.	27,009	61,129
Hindustan Petroleum Corp. Ltd.	111,087	720,374
Housing Development Finance Corp. Ltd.	14,726	273,107
Infosys Ltd., ADR(a)	6,200	91,946
JSW Steel Ltd.	2,082	49,760
Larsen & Toubro Ltd.	7,664	151,828
Maruti Suzuki India Ltd.	2,607	203,698
NTPC Ltd.	39,845	96,554
Power Finance Corp. Ltd.	382,657	685,036
Reliance Industries Ltd., GDR, 144A	22,082	696,687
Tata Motors Ltd., ADR	7,500	257,925
Vedanta Ltd., ADR	23,400	290,628
Zee Entertainment Enterprises Ltd.	12,036	80,115

		7,124,909

Indonesia — 1.5%
Adaro Energy Tbk PT	298,000	37,205
Astra International Tbk PT	627,000	383,393
Gudang Garam Tbk PT	130,100	615,781
Hanjaya Mandala Sampoerna Tbk PT	218,000	61,838
Indofood Sukses Makmur Tbk PT	103,200	60,443
Telekomunikasi Indonesia Persero Tbk PT	1,222,300	359,591

		1,518,251

Malaysia — 1.4%
AirAsia Bhd	917,600	467,784
Genting Bhd	56,200	100,077
Genting Malaysia Bhd	147,100	149,960
HAP Seng Consolidated Bhd	14,300	28,204
IOI Properties Group Bhd	356,000	166,322
MISC Bhd	29,800	48,773
Petronas Chemicals Group Bhd	58,200	90,499
Tenaga Nasional Bhd	81,800	253,269
Westports Holdings Bhd	99,300	94,969

		1,399,857

Mexico — 2.7%
America Movil SAB de CV (Class L Stock)	562,900	353,550
Arca Continental SAB de CV	34,200	177,916
Coca-Cola Femsa SAB de CV (Class L Stock)	14,600	92,546

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
El Puerto de Liverpool SAB de CV (Class C1 Stock)	4,600	$33,186
Fibra Uno Administracion SA de CV	62,800	95,974
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	75,100	617,330
Grupo Financiero Banorte SAB de CV (Class O Stock)	59,200	291,578
Grupo Mexico SAB de CV (Class B Stock)	91,900	249,548
Grupo Televisa SAB, UTS	58,900	245,662
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	256,000	461,005
Promotora y Operadora de Infraestructura SAB de CV	6,620	55,247

		2,673,542

Philippines — 0.2%
Alliance Global Group, Inc.	113,300	29,107
Ayala Corp.	3,620	53,147
JG Summit Holdings, Inc.	68,590	93,212
Metro Pacific Investments Corp.	317,300	42,467

		217,933

Poland — 0.8%
Bank Zachodni WBK SA	8,409	634,627
Cyfrowy Polsat SA*	4,256	25,015
LPP SA	31	41,993
Polski Koncern Naftowy ORLEN SA	4,666	95,027

		796,662

Qatar — 0.1%
Ooredoo QSC	1,992	55,636

Romania — 0.1%
New Europe Property Investments PLC	5,482	63,466

Russia — 4.2%
Alrosa PJSC	143,100	227,619
Gazprom PJSC	304,990	768,138
Inter RAO UES PJSC	733,000	45,923
Lukoil PJSC	12,514	703,066
Magnit PJSC, GDR, RegS	4,512	199,205
MMC Norilsk Nickel PJSC	866	142,903
Moscow Exchange MICEX-RTS PJSC	83,140	170,267
Novatek PJSC, GDR, RegS	2,186	283,743
PhosAgro PJSC, GDR, RegS	2,150	32,788
Rosneft Oil Co. PJSC	46,240	303,386
Rostelecom PJSC	20,980	28,750
Sberbank of Russia PJSC, ADR	67,579	782,227
Severstal PJSC	12,660	194,503
Sistema PJSC FC, GDR, RegS	3,761	33,849
Surgutneftegas OJSC, ADR	33,931	171,182
Tatneft PJSC	14,340	99,875

		4,187,424

South Africa — 6.0%
Barclays Africa Group Ltd.	67,293	825,974
Gold Fields Ltd.	52,830	159,770
Hyprop Investments Ltd., UTS, REIT	5,798	49,373
Imperial Holdings Ltd.	3,821	50,551
Investec Ltd.	12,516	82,111
Liberty Holdings Ltd.	30,422	244,171

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Life Healthcare Group Holdings Ltd.	23,299	$55,170
Mondi Ltd.	2,924	59,503
Naspers Ltd. (Class N Stock)	7,082	1,033,913
Nedbank Group Ltd.	44,520	770,587
Pioneer Foods Group Ltd.	3,086	34,588
Sappi Ltd.*	33,306	217,274
Shoprite Holdings Ltd.	54,420	680,153
SPAR Group Ltd. (The)	25,715	372,656
Standard Bank Group Ltd.	52,799	581,379
Steinhoff International Holdings NV	67,054	347,564
Telkom SA SOC Ltd.	64,908	348,007

		5,912,744

South Korea — 13.7%
Hana Financial Group, Inc.	3,520	90,851
Hankook Tire Co. Ltd.*	1,833	88,123
Hanwha Chemical Corp.*	2,596	52,920
Hyundai Development Co.-Engineering & Construction*	8,373	311,068
Hyundai Steel Co.*	14,894	701,020
KB Financial Group, Inc.*	9,508	336,008
Kia Motors Corp.*	22,222	721,252
Korea Electric Power Corp.*	21,398	780,557
KT Corp.*	21,068	512,598
KT&G Corp.	5,753	481,237
LG Corp.*	1,399	69,458
LG Uplus Corp.*	63,847	605,135
Lotte Chemical Corp.*	2,823	860,285
NAVER Corp.*	1,102	705,696
POSCO	1,782	378,345
Samsung Electronics Co. Ltd.	2,407	3,582,370
Shinhan Financial Group Co. Ltd.*	25,644	961,680
SK Holdings Co. Ltd.*	2,994	568,355
SK Hynix, Inc.	28,241	1,039,158
SK Telecom Co. Ltd.	3,533	654,810
Woori Bank*	7,500	79,041

		13,579,967

Taiwan — 12.8%
Cathay Financial Holding Co. Ltd.	282,600	420,118
China Life Insurance Co. Ltd.	761,840	753,266
CTBC Financial Holding Co. Ltd.	428,000	233,478
First Financial Holding Co. Ltd.	1,362,205	725,242
Formosa Chemicals & Fibre Corp.	297,000	884,508
Formosa Petrochemical Corp.	213,000	737,100
Foxconn Technology Co. Ltd.	250,480	659,021
Fubon Financial Holding Co. Ltd.	351,000	553,298
Highwealth Construction Corp.	20,000	28,213
Hon Hai Precision Industry Co. Ltd.	606,085	1,576,481
Lite-On Technology Corp.	423,021	636,160
Micro-Star International Co. Ltd.	17,000	38,576
Nien Made Enterprise Co. Ltd.	61,000	626,420
Pegatron Corp.	47,000	111,814
Powertech Technology, Inc.	156,000	418,625
Taiwan Semiconductor Manufacturing Co. Ltd.	702,000	3,932,082
Uni-President Enterprises Corp.	118,000	194,566
WPG Holdings Ltd.	106,000	124,570

		12,653,538

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand — 2.8%
Airports of Thailand PCL	10,500	$116,698
Charoen Pokphand Foods PCL	793,700	653,835
Glow Energy PCL	32,400	71,476
Home Product Center PCL	85,400	24,325
Indorama Ventures PCL	35,256	32,981
PTT Exploration & Production PCL	33,800	90,846
PTT PCL	84,000	872,593
Siam Cement PCL (The)	53,200	738,380
Thai Oil PCL	82,900	167,256
Thai Union Group PCL (Class F Stock)	50,200	29,438

		2,797,828

Turkey — 2.0%
Akbank TAS	48,730	107,872
Arcelik A/S	103,547	621,911
Eregli Demir ve Celik Fabrikalari TAS	35,044	50,987
Haci Omer Sabanci Holding A/S	78,824	204,055
KOC Holding A/S	167,638	655,158
Petkim Petrokimya Holding A/S	286,847	300,573
Turkiye Is Bankasi (Class C Stock)	38,878	57,017

		1,997,573

United Arab Emirates — 0.7%
Aldar Properties PJSC	75,377	53,829
DP World Ltd.	4,125	72,229
Dubai Islamic Bank PJSC	202,980	307,637
Emaar Malls PJSC	43,124	30,786
Emaar Properties PJSC	121,944	236,428

		700,909

United States — 0.3%
Yum China Holdings, Inc.*	10,400	271,648

TOTAL COMMON STOCKS (cost $89,469,892)		90,829,640

PREFERRED STOCKS — 5.0%
Brazil — 3.1%
Banco Bradesco SA (PRFC)	139,910	1,246,625
Braskem SA (PRFC A)	3,700	38,935
Cia Paranaense de Energia (PRFC B)	2,500	21,016
Itau Unibanco Holding SA (PRFC), 0.002%	141,000	1,466,449
Itausa — Investimentos Itau SA (PRFC)	94,418	240,201
Petroleo Brasileiro SA (PRFC)*	5,000	22,844
Suzano Papel e Celulose SA (PRFC A)	8,000	34,903

		3,070,973

Chile — 0.1%
Embotelladora Andina SA (PRFC B)	26,966	100,296

Colombia — 0.6%
Grupo Aval Acciones y Valores SA (PRFC)	1,387,527	561,574

Russia
Transneft PJSC (PRFC)	8	25,803

South Korea — 1.2%
Samsung Electronics Co. Ltd. (PRFC)	1,000	1,184,036

TOTAL PREFERRED STOCKS (cost $4,076,071)		4,942,682

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
UNAFFILIATED EXCHANGE TRADED FUND — 1.5%
iShares MSCI Emerging Markets ETF(a) (cost $1,497,829)	42,500	$1,487,925

TOTAL LONG-TERM INVESTMENTS (cost $95,043,792)		97,260,247

SHORT-TERM INVESTMENTS — 6.7%
AFFILIATED MUTUAL FUNDS — 6.4%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	1,140,796	1,140,796
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $5,224,326; includes $5,221,640 of cash collateral for securities on loan)(b)(w)	5,223,077	5,224,121

TOTAL AFFILIATED MUTUAL FUNDS (cost $6,365,122)(Note 4)		6,364,917

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills
0.519%	03/16/17	250	249,750

(cost $249,733)
TOTAL SHORT-TERM INVESTMENTS (cost $6,614,855)			6,614,667

TOTAL INVESTMENTS — 105.1% (cost $101,658,647)			103,874,914
Liabilities in excess of other assets(z) — (5.1)%			(5,021,810)

NET ASSETS — 100.0%			$98,853,104

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,077,481; cash collateral of $5,221,640 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
37	Mini MSCI Emerging Markets Index	Mar. 2017	$1,615,050	$1,588,965	$(26,085)

A U.S. Treasury Obligation with a market value of $249,750 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Brazil	$5,004,013	$—	$—
Chile	1,162,052	—	—
China	5,355,230	20,645,815	—
Colombia	493,839	—	—
Greece	—	1,155,230	—
Hong Kong	—	120,054	—
Hungary	—	941,520	—
India	1,337,186	5,787,723	—
Indonesia	—	1,518,251	—
Malaysia	—	1,399,857	—
Mexico	2,673,542	—	—
Philippines	—	217,933	—
Poland	—	796,662	—
Qatar	—	55,636	—
Romania	—	63,466	—
Russia	1,502,994	2,684,430	—
South Africa	—	5,912,744	—
South Korea	—	13,579,967	—
Taiwan	—	12,653,538	—
Thailand	2,059,448	738,380	—
Turkey	—	1,997,573	—
United Arab Emirates	72,229	628,680	—
United States	271,648	—	—
Preferred Stocks
Brazil	3,070,973	—	—
Chile	100,296	—	—
Colombia	561,574	—	—
Russia	—	25,803	—
South Korea	—	1,184,036	—
Unaffiliated Exchange Traded Fund	1,487,925	—	—
U.S. Treasury Obligation	—	249,750	—
Affiliated Mutual Funds	6,364,917	—	—
Other Financial Instruments*
Futures Contracts	(26,085)	—	—

Total	$31,491,781	$72,357,048	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	17.4%
Oil, Gas & Consumable Fuels	8.0
Internet Software & Services	7.8
Affiliated Mutual Funds (5.3% represents investments purchased with collateral from securities on loan)	6.4
Technology Hardware, Storage & Peripherals	6.3
Semiconductors & Semiconductor Equipment	5.5
Automobiles	3.4
Chemicals	3.0
Insurance	3.0
Wireless Telecommunication Services	2.9
Diversified Telecommunication Services	2.8
Food & Staples Retailing	2.5
Metals & Mining	2.5
Real Estate Management & Development	2.0
Food Products	1.9
Independent Power & Renewable Electricity Producers	1.8
Industrial Conglomerates	1.8
Electronic Equipment, Instruments & Components	1.7
Diversified Financial Services	1.6
Household Durables	1.6
Long Positions	1.6
Unaffiliated Exchange Traded Fund	1.5

Health Care Providers & Services	1.4%
Media	1.4
Pharmaceuticals	1.4
Electric Utilities	1.3
IT Services	1.3
Construction & Engineering	1.2
Tobacco	1.2
Construction Materials	1.0
Internet & Direct Marketing Retail	1.0
Transportation Infrastructure	1.0
Machinery	0.9
Consumer Finance	0.6
Diversified Consumer Services	0.6
Hotels, Restaurants & Leisure	0.6
Airlines	0.5
Beverages	0.5
Capital Markets	0.5
Household Products	0.5
Paper & Forest Products	0.4
Thrifts & Mortgage Finance	0.3
U.S. Treasury Obligation	0.3
Road & Rail	0.2

105.1
Liabilities in excess of other assets	(5.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$26,085	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$4	$79,026

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures
Equity contracts		$(56,995)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long position was $1,506,464.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$5,077,481	$(5,077,481)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST QMA EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $5,077,481:
Unaffiliated investments (cost $95,293,525)	$97,509,997
Affiliated investments (cost $6,365,122)	6,364,917
Foreign currency, at value (cost $132,386)	130,992
Dividends and interest receivable	327,791
Receivable for fund share sold	115,109
Tax reclaim receivable	21,756
Prepaid expenses	835

Total Assets	104,471,397

LIABILITIES:
Payable to broker for collateral for securities on loan	5,221,640
Payable for investments purchased	147,274
Payable for fund share repurchased	128,256
Accrued expenses and other liabilities	65,694
Advisory fees payable	41,042
Due to broker-variation margin futures	10,730
Distribution fee payable	3,311
Affiliated transfer agent fee payable	346

Total Liabilities	5,618,293

NET ASSETS	$98,853,104

Net assets were comprised of:
Paid-in capital	$136,254,961
Retained earnings	(37,401,857)

Net assets, December 31, 2016	$98,853,104

Net asset value and redemption price per share, $98,853,104 / 11,486,058 outstanding shares of beneficial interest	$8.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $374,872, of which $5,712 is reimbursable by an affiliate)	$2,604,695
Income from securities lending, net (including affiliated income of $11,527)	11,707
Affiliated dividend income	10,451
Interest income	1,102

2,627,955

EXPENSES
Advisory fees	846,221
Distribution fee	226,869
Custodian and accounting fees	205,000
Audit fee	34,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	4,000
Insurance expenses	2,000
Loan interest expense	297
Miscellaneous	40,852

Total expenses	1,385,239

NET INVESTMENT INCOME (LOSS)	1,242,716

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $512)	(6,624,141)
Futures transactions	79,026
Foreign currency transactions	(99,052)

(6,644,167)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(205))	10,664,222
Futures	(56,995)
Foreign currencies	31,826

10,639,053

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	3,994,886

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,237,602

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net Investment income (loss)	$1,242,716	$2,087,422
Net realized gain (loss) on investment and foreign currency transactions	(6,644,167)	(19,663,842)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,639,053	(5,253,577)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,237,602	(22,829,997)

FUND SHARE TRANSACTIONS:
Fund share sold [2,377,692 and 607,774 shares, respectively]	20,390,406	5,714,620
Fund share repurchased [3,132,397 and 6,029,369 shares, respectively]	(23,435,018)	(53,984,612)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(3,044,612)	(48,269,992)

CAPITAL CONTRIBUTIONS (NOTE 4)	2,177	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,195,167	(71,099,989)
NET ASSETS:
Beginning of year	96,657,937	167,757,926

End of year	$98,853,104	$96,657,937

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST QMA LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.5%
Boeing Co. (The)	49,100	$7,643,888
BWX Technologies, Inc.	116,600	4,629,020
General Dynamics Corp.	66,600	11,499,156
Huntington Ingalls Industries, Inc.	73,700	13,574,803
Lockheed Martin Corp.	126,300	31,567,422
Northrop Grumman Corp.	108,600	25,258,188
Spirit AeroSystems Holdings, Inc. (Class A Stock)	121,600	7,095,360
Textron, Inc.	38,700	1,879,272

		103,147,109

Air Freight & Logistics — 1.1%
FedEx Corp.	170,900	31,821,580

Airlines — 1.2%
Southwest Airlines Co.	701,000	34,937,840

Auto Components — 0.8%
Cooper-Standard Holdings, Inc.*	39,400	4,073,172
Dana, Inc.	386,100	7,328,178
Lear Corp.	94,100	12,456,017
Tenneco, Inc.*	13,900	868,333

		24,725,700

Automobiles — 0.3%
Thor Industries, Inc.	99,400	9,944,970

Banks — 8.2%
Bank of America Corp.	2,972,100	65,683,410
Citigroup, Inc.	975,500	57,973,965
JPMorgan Chase & Co.	927,100	79,999,459
PNC Financial Services Group, Inc. (The)	234,500	27,427,120
Wells Fargo & Co.	182,900	10,079,619

		241,163,573

Beverages — 2.5%
Dr. Pepper Snapple Group, Inc.	279,100	25,305,997
PepsiCo, Inc.	457,400	47,857,762

		73,163,759

Biotechnology — 3.9%
AbbVie, Inc.	19,400	1,214,828
Amgen, Inc.	242,700	35,485,167
Biogen, Inc.*	51,900	14,717,802
Celgene Corp.*	313,600	36,299,200
Gilead Sciences, Inc.	316,400	22,657,404
Vertex Pharmaceuticals, Inc.*	46,400	3,418,288

		113,792,689

Building Products — 0.1%
Universal Forest Products, Inc.	33,100	3,382,158

Capital Markets — 2.0%
Goldman Sachs Group, Inc. (The)	181,200	43,388,340
Raymond James Financial, Inc.	209,400	14,505,138

		57,893,478

Chemicals — 1.3%
AdvanSix, Inc.*	7,872	174,286
Chemours Co. (The)	232,000	5,124,880

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	354,100	$30,374,698
Westlake Chemical Corp.	73,400	4,109,666

		39,783,530

Commercial Services & Supplies — 0.1%
Steelcase, Inc. (Class A Stock)	99,800	1,786,420

Communications Equipment — 0.4%
Cisco Systems, Inc.	170,600	5,155,532
F5 Networks, Inc.*	39,600	5,730,912
NETGEAR, Inc.*	1,600	86,960

		10,973,404

Construction & Engineering — 0.2%
Argan, Inc.	41,900	2,956,045
EMCOR Group, Inc.	39,400	2,787,944
KBR, Inc.	95,400	1,592,226

		7,336,215

Consumer Finance — 0.5%
Capital One Financial Corp.	38,400	3,350,016
Synchrony Financial	318,700	11,559,249

		14,909,265

Containers & Packaging — 0.4%
Greif, Inc. (Class A Stock)	12,800	656,768
Owens-Illinois, Inc.*	336,900	5,865,429
Packaging Corp. of America	65,400	5,547,228

		12,069,425

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc. (Class B Stock)*	93,700	15,271,226

Diversified Telecommunication Services — 4.2%
AT&T, Inc.	1,457,340	61,980,670
Verizon Communications, Inc.	1,134,800	60,575,624

		122,556,294

Electric Utilities — 3.3%
American Electric Power Co., Inc.	441,000	27,765,360
Duke Energy Corp.	237,300	18,419,226
Exelon Corp.	540,800	19,192,992
FirstEnergy Corp.	242,900	7,522,613
PPL Corp.	753,700	25,663,485

		98,563,676

Energy Equipment & Services — 0.2%
Ensco PLC (Class A Stock)	444,300	4,318,596
McDermott International, Inc.*(a)	213,700	1,579,243

		5,897,839

Equity Real Estate Investment Trusts (REITs) — 1.3%
Apple Hospitality REIT, Inc.	30,300	605,394
Brixmor Property Group, Inc.	170,300	4,158,726
CoreCivic, Inc.	108,200	2,646,572
Forest City Realty Trust, Inc. (Class A Stock)	234,200	4,880,728
Franklin Street Properties Corp.	125,700	1,629,072
General Growth Properties, Inc.	163,500	4,084,230
GEO Group, Inc. (The)	227,800	8,184,854
Ryman Hospitality Properties, Inc.	75,500	4,757,255

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
VEREIT, Inc.	622,300	$5,264,658
WP Carey, Inc.	18,900	1,116,801

		37,328,290

Food & Staples Retailing — 1.3%
Wal-Mart Stores, Inc.	554,200	38,306,304

Food Products — 1.7%
Bunge Ltd.	93,300	6,739,992
Conagra Brands, Inc.	176,600	6,984,530
Fresh Del Monte Produce, Inc.	15,400	933,702
General Mills, Inc.	60,100	3,712,377
Lamb Weston Holdings, Inc.*	58,866	2,228,078
Sanderson Farms, Inc.(a)	34,500	3,251,280
Tyson Foods, Inc. (Class A Stock)	405,600	25,017,408

		48,867,367

Gas Utilities — 0.4%
UGI Corp.	240,800	11,096,064

Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	422,100	16,212,861
Baxter International, Inc.	248,400	11,014,056
Becton, Dickinson and Co.	98,000	16,223,900
Boston Scientific Corp.*	793,000	17,152,590
C.R. Bard, Inc.	19,200	4,313,472
Danaher Corp.	315,500	24,558,520
Hill-Rom Holdings, Inc.	13,300	746,662
Hologic, Inc.*	626,100	25,119,132

		115,341,193

Health Care Providers & Services — 2.9%
Anthem, Inc.	26,800	3,853,036
Express Scripts Holding Co.*	404,900	27,853,071
McKesson Corp.	29,700	4,171,365
UnitedHealth Group, Inc.	306,900	49,116,276

		84,993,748

Health Care Technology
Cerner Corp.*	20,700	980,559

Hotels, Restaurants & Leisure — 1.4%
Extended Stay America, Inc., UTS	185,300	2,992,595
McDonald’s Corp.	312,100	37,988,812

		40,981,407

Household Durables — 0.8%
D.R. Horton, Inc.	742,100	20,281,593
Lennar Corp. (Class A Stock)	28,300	1,214,919
TRI Pointe Group, Inc.*	169,600	1,947,008

		23,443,520

Household Products — 1.6%
Colgate-Palmolive Co.	439,000	28,728,160
Kimberly-Clark Corp.	48,400	5,523,408
Procter & Gamble Co. (The)	137,400	11,552,592

		45,804,160

Independent Power & Renewable Electricity Producers — 0.3%
AES Corp.	774,600	9,000,852

Industrial Conglomerates — 1.0%
3M Co.	50,000	8,928,500

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Carlisle Cos., Inc.	42,100	$4,643,209
General Electric Co.	552,646	17,463,614

		31,035,323

Insurance — 1.8%
Aflac, Inc.	249,100	17,337,360
Allstate Corp. (The)	363,600	26,950,032
Unum Group	130,100	5,715,293
XL Group Ltd. (Ireland)	123,300	4,594,158

		54,596,843

Internet & Direct Marketing Retail — 0.8%
Amazon.com, Inc.*	20,900	15,672,283
HSN, Inc.	79,300	2,719,990
Liberty Interactive Corp. QVC Group (Class A Stock)*	83,800	1,674,324
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	96,900	1,458,345
Netflix, Inc.*	13,200	1,634,160

		23,159,102

Internet Software & Services — 5.6%
Alphabet, Inc. (Class A Stock)*	44,340	35,137,233
Alphabet, Inc. (Class C Stock)*	73,178	56,480,244
eBay, Inc.*	310,800	9,227,652
Facebook, Inc. (Class A Stock)*	549,000	63,162,450

		164,007,579

IT Services — 2.1%
Accenture PLC (Class A Stock)	245,200	28,720,275
Cardtronics PLC (Class A Stock)*(a)	51,500	2,810,355
Cognizant Technology Solutions Corp. (Class A Stock)*	434,400	24,339,432
DST Systems, Inc.	17,300	1,853,695
Mastercard, Inc. (Class A Stock)	38,500	3,975,125

		61,698,882

Leisure Products — 0.1%
Smith & Wesson Holding Corp.*(a)	172,900	3,644,732

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.	14,400	2,031,840
VWR Corp.*	105,600	2,643,168

		4,675,008

Machinery — 1.4%
Crane Co.	14,600	1,052,952
Cummins, Inc.	9,100	1,243,697
Ingersoll-Rand PLC	203,100	15,240,624
Stanley Black & Decker, Inc.	203,500	23,339,415
Wabash National Corp.*	14,200	224,644

		41,101,332

Media — 1.6%
CBS Corp. (Class B Stock)	171,900	10,936,278
Cinemark Holdings, Inc.	110,700	4,246,452
Comcast Corp. (Class A Stock)	73,200	5,054,460
Discovery Communications, Inc. (Class C Stock)*	125,000	3,347,500
TEGNA, Inc.(a)	444,800	9,514,272

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Twenty-First Century Fox, Inc. (Class A Stock)	160,100	$4,489,204
Twenty-First Century Fox, Inc. (Class B Stock)	311,500	8,488,375

		46,076,541

Metals & Mining — 1.8%
Newmont Mining Corp.	745,900	25,412,813
Nucor Corp.	291,700	17,361,984
Steel Dynamics, Inc.	258,100	9,183,198

		51,957,995

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Chimera Investment Corp.	289,300	4,923,886
Invesco Mortgage Capital, Inc.	95,500	1,394,300
PennyMac Mortgage Investment Trust	57,100	934,727

		7,252,913

Multiline Retail — 1.8%
Kohl’s Corp.	86,500	4,271,370
Macy’s, Inc.(a)	558,100	19,985,561
Target Corp.(a)	380,500	27,483,515

		51,740,446

Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	410,300	18,003,964

Oil, Gas & Consumable Fuels — 7.6%
Anadarko Petroleum Corp.	202,300	14,106,379
ConocoPhillips	650,600	32,621,084
Devon Energy Corp.	199,600	9,115,732
Energen Corp.*	95,100	5,484,417
EOG Resources, Inc.	26,600	2,689,260
Exxon Mobil Corp.	377,300	34,055,098
Kinder Morgan, Inc.	1,268,800	26,276,848
Newfield Exploration Co.*	411,800	16,677,900
Noble Energy, Inc.	55,600	2,116,136
Phillips 66	319,600	27,616,636
Tesoro Corp. (a)	311,500	27,240,675
Valero Energy Corp.	396,500	27,088,880

		225,089,045

Personal Products — 0.1%
Avon Products, Inc.*	725,400	3,656,016

Pharmaceuticals — 4.0%
Allergan PLC*(a)	68,900	14,469,689
Jazz Pharmaceuticals PLC*	42,400	4,622,872
Johnson & Johnson	377,900	43,537,859
Mallinckrodt PLC*	288,000	14,348,160
Merck & Co., Inc.	148,900	8,765,743
Pfizer, Inc.	1,028,300	33,399,184

		119,143,507

Professional Services
Insperity, Inc.	13,100	929,445

Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.	73,200	7,396,128

Semiconductors & Semiconductor Equipment — 4.7%
Applied Materials, Inc.	868,200	28,016,814
Intel Corp.	1,292,500	46,878,975

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	581,200	$37,894,240
Texas Instruments, Inc.	354,200	25,845,974

		138,636,003

Software — 5.0%
Adobe Systems, Inc.*	196,000	20,178,200
Citrix Systems, Inc.*	125,100	11,172,681
Electronic Arts, Inc.*	45,100	3,552,076
Intuit, Inc.	238,400	27,323,024
Microsoft Corp.	743,200	46,182,448
Oracle Corp.	1,032,300	39,691,935

		148,100,364

Specialty Retail — 2.8%
AutoNation, Inc.*(a)	40,400	1,965,460
Best Buy Co., Inc.(a)	271,900	11,601,973
Express, Inc.*	224,600	2,416,696
Francesca’s Holdings Corp.*(a)	84,600	1,525,338
GameStop Corp. (Class A Stock)(a)	191,700	4,842,342
GNC Holdings, Inc. (Class A Stock)	10,700	118,128
Home Depot, Inc. (The)	256,800	34,431,744
Ross Stores, Inc.	385,900	25,315,040

		82,216,721

Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	749,700	86,830,254
Hewlett Packard Enterprise Co.	648,800	15,013,232
HP, Inc.	1,033,800	15,341,592

		117,185,078

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	125,500	2,256,490

Tobacco — 0.6%
Altria Group, Inc.	249,700	16,884,714

TOTAL LONG-TERM INVESTMENTS (cost $2,633,030,071)		2,899,707,785

SHORT-TERM INVESTMENTS — 5.1%
AFFILIATED MUTUAL FUNDS — 5.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	38,550,890	38,550,890
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $108,833,044; includes $108,770,750 of cash collateral for securities on loan)(b)(w)	108,807,690	108,829,452

TOTAL AFFILIATED MUTUAL FUNDS (cost $147,383,934)(Note 4)		147,380,342

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
0.520%	03/16/17	2,000	$1,998,000

(cost $1,997,862)
TOTAL SHORT-TERM INVESTMENTS (cost $149,381,796)			149,378,342

TOTAL INVESTMENTS — 103.5% (cost $2,782,411,867)			3,049,086,127
Liabilities in excess of other assets(z) — (3.5)%			(102,475,769)

NET ASSETS — 100.0%			$2,946,610,358

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,651,107; cash collateral of $108,770,750 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
374	S&P 500 E-Mini Index	Mar. 2017	$42,132,985	$41,816,940	$(316,045)

A U.S. Treasury Obligation with a market value of $1,998,000 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$103,147,109	$—	$—
Air Freight & Logistics	31,821,580	—	—
Airlines	34,937,840	—	—
Auto Components	24,725,700	—	—
Automobiles	9,944,970	—	—
Banks	241,163,573	—	—
Beverages	73,163,759	—	—
Biotechnology	113,792,689	—	—
Building Products	3,382,158	—	—
Capital Markets	57,893,478	—	—
Chemicals	39,783,530	—	—
Commercial Services & Supplies	1,786,420	—	—
Communications Equipment	10,973,404	—	—
Construction & Engineering	7,336,215	—	—
Consumer Finance	14,909,265	—	—
Containers & Packaging	12,069,425	—	—
Diversified Financial Services	15,271,226	—	—
Diversified Telecommunication Services	122,556,294	—	—
Electric Utilities	98,563,676	—	—
Energy Equipment & Services	5,897,839	—	—
Equity Real Estate Investment Trusts (REITs)	37,328,290	—	—
Food & Staples Retailing	38,306,304	—	—
Food Products	48,867,367	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Gas Utilities	$11,096,064	$—	$—
Health Care Equipment & Supplies	115,341,193	—	—
Health Care Providers & Services	84,993,748	—	—
Health Care Technology	980,559	—	—
Hotels, Restaurants & Leisure	40,981,407	—	—
Household Durables	23,443,520	—	—
Household Products	45,804,160	—	—
Independent Power & Renewable Electricity Producers	9,000,852	—	—
Industrial Conglomerates	31,035,323	—	—
Insurance	54,596,843	—	—
Internet & Direct Marketing Retail	23,159,102	—	—
Internet Software & Services	164,007,579	—	—
IT Services	61,698,882	—	—
Leisure Products	3,644,732	—	—
Life Sciences Tools & Services	4,675,008	—	—
Machinery	41,101,332	—	—
Media	46,076,541	—	—
Metals & Mining	51,957,995	—	—
Mortgage Real Estate Investment Trusts (REITs)	7,252,913	—	—
Multiline Retail	51,740,446	—	—
Multi-Utilities	18,003,964	—	—
Oil, Gas & Consumable Fuels	225,089,045	—	—
Personal Products	3,656,016	—	—
Pharmaceuticals	119,143,507	—	—
Professional Services	929,445	—	—
Real Estate Management & Development	7,396,128	—	—
Semiconductors & Semiconductor Equipment	138,636,003	—	—
Software	148,100,364	—	—
Specialty Retail	82,216,721	—	—
Technology Hardware, Storage & Peripherals	117,185,078	—	—
Thrifts & Mortgage Finance	2,256,490	—	—
Tobacco	16,884,714	—	—
U.S. Treasury Obligation	—	1,998,000	—
Affiliated Mutual Funds	147,380,342	—	—
Other Financial Instruments*
Futures Contracts	(316,045)	—	—

Total	$3,046,772,082	$1,998,000	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	8.2%
Oil, Gas & Consumable Fuels	7.6
Internet Software & Services	5.6
Affiliated Mutual Funds (3.7% represents investments purchased with collateral from securities on loan)	5.0
Software	5.0
Semiconductors & Semiconductor Equipment	4.7
Diversified Telecommunication Services	4.2
Pharmaceuticals	4.0
Technology Hardware, Storage & Peripherals	4.0
Health Care Equipment & Supplies	3.9
Biotechnology	3.9
Aerospace & Defense	3.5

Electric Utilities	3.3%
Health Care Providers & Services	2.9
Specialty Retail	2.8
Beverages	2.5
IT Services	2.1
Capital Markets	2.0
Insurance	1.8
Metals & Mining	1.8
Multiline Retail	1.8
Food Products	1.7
Media	1.6
Household Products	1.6
Machinery	1.4
Hotels, Restaurants & Leisure	1.4
Chemicals	1.3
Food & Staples Retailing	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Airlines	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST QMA LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Air Freight & Logistics	1.1%
Industrial Conglomerates	1.0
Auto Components	0.8
Household Durables	0.8
Internet & Direct Marketing Retail	0.8
Multi-Utilities	0.6
Tobacco	0.6
Diversified Financial Services	0.5
Consumer Finance	0.5
Containers & Packaging	0.4
Gas Utilities	0.4
Communications Equipment	0.4
Automobiles	0.3
Independent Power & Renewable Electricity Producers	0.3
Real Estate Management & Development	0.2

Construction & Engineering	0.2%
Mortgage Real Estate Investment Trusts (REITs)	0.2
Energy Equipment & Services	0.2
Life Sciences Tools & Services	0.2
Personal Products	0.1
Leisure Products	0.1
Building Products	0.1
Thrifts & Mortgage Finance	0.1
Commercial Services & Supplies	0.1
U.S. Treasury Obligation	0.1

103.5
Liabilities in excess of other assets	(3.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$316,045	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$5,838,032

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(639,641)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long position was $39,669,367.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$105,651,107	$(105,651,107)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST QMA LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $105,651,107:
Unaffiliated investments (cost $2,635,027,933)	$2,901,705,785
Affiliated investments (cost $147,383,934)	147,380,342
Receivable for fund share sold	4,139,555
Dividends and interest receivable	3,203,207
Tax reclaim receivable	7,379
Prepaid expenses	22,315

Total Assets	3,056,458,583

LIABILITIES:
Payable to broker for collateral for securities on loan	108,770,750
Advisory fees payable	446,699
Payable for fund share repurchased	279,179
Due to broker-variation margin futures	166,430
Distribution fee payable	100,766
Accrued expenses and other liabilities	84,055
Affiliated transfer agent fee payable	346

Total Liabilities	109,848,225

NET ASSETS	$2,946,610,358

Net assets were comprised of:
Paid-in capital	$1,876,814,628
Retained earnings	1,069,795,730

Net assets, December 31, 2016	$2,946,610,358

Net asset value and redemption price per share, $2,946,610,358 / 192,279,641 outstanding shares of beneficial interest	$15.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $4,376 foreign withholding tax)	$60,943,057
Income from securities lending, net (including affiliated income of $251,707)	278,467
Affiliated dividend income	216,427
Interest income	8,485

61,446,436

EXPENSES
Advisory fees	15,972,201
Distribution fee	7,157,104
Custodian and accounting fees	182,000
Insurance expenses	36,000
Trustees’ fees	35,000
Audit fee	27,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	6,000
Shareholders’ reports	4,000
Loan interest expense	576
Miscellaneous	14,062

Total expenses	23,455,943
Less: advisory fee waivers and/or expense reimbursement	(415,798)

Net expenses	23,040,145

NET INVESTMENT INCOME (LOSS)	38,406,291

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,169)	117,626,327
Futures transactions	5,838,032

123,464,359

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,592))	127,894,904
Futures	(639,641)

127,255,263

NET GAIN (LOSS) ON INVESTMENTS	250,719,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$289,125,913

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$38,406,291	$43,346,546
Net realized gain (loss) on investment transactions	123,464,359	183,171,896
Net change in unrealized appreciation (depreciation) on investments	127,255,263	(186,937,577)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	289,125,913	39,580,865

FUND SHARE TRANSACTIONS:
Fund share sold [17,417,830 and 31,495,261 shares, respectively]	238,327,935	434,578,964
Fund share repurchased [35,324,876 and 26,435,897 shares, respectively]	(485,308,360)	(361,261,991)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(246,980,425)	73,316,973

CAPITAL CONTRIBUTIONS (NOTE 4)	54,151	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,199,639	112,897,838
NET ASSETS:
Beginning of year	2,904,410,719	2,791,512,881

End of year	$2,946,610,358	$2,904,410,719

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.1%
KLX, Inc.*	72,250	$3,259,198
Kratos Defense & Security Solutions, Inc.*	209,652	1,551,425
Mercury Systems, Inc.*	130,343	3,938,965

		8,749,588

Airlines — 1.6%
Spirit Airlines, Inc.*	211,202	12,220,148

Auto Components — 0.7%
Tenneco, Inc.*	85,369	5,333,001

Banks — 8.1%
Bank of the Ozarks, Inc.(a)	161,825	8,510,377
BankUnited, Inc.	128,404	4,839,547
Columbia Banking System, Inc.	135,312	6,045,740
ConnectOne Bancorp, Inc.	28,970	751,772
Customers Bancorp, Inc.*	69,616	2,493,645
FB Financial Corp.*(a)	47,004	1,219,754
FCB Financial Holdings, Inc. (Class A Stock)*	105,574	5,035,880
IBERIABANK Corp.	33,010	2,764,588
Live Oak Bancshares, Inc.(a)	31,469	582,177
National Bank Holdings Corp. (Class A Stock)	195,884	6,246,741
Opus Bank	191,002	5,739,610
Pacific Premier Bancorp, Inc.*	134,636	4,759,383
South State Corp.	64,103	5,602,602
Webster Financial Corp.(a)	122,953	6,673,889

		61,265,705

Biotechnology — 7.1%
Adamas Pharmaceuticals, Inc.*(a)	127,931	2,162,034
Aimmune Therapeutics, Inc.*(a)	133,017	2,720,198
Alder Biopharmaceuticals, Inc.*(a)	98,784	2,054,707
Applied Genetic Technologies Corp.*	96,737	904,491
Array BioPharma, Inc.*(a)	310,416	2,728,557
Bluebird Bio, Inc.*(a)	60,118	3,709,281
Exact Sciences Corp.*(a)	377,098	5,038,029
Exelixis, Inc.*	220,840	3,292,724
Five Prime Therapeutics, Inc.*	46,795	2,344,897
Insmed, Inc.*	240,610	3,183,270
Intercept Pharmaceuticals, Inc.*(a)	14,049	1,526,424
Kite Pharma, Inc.*(a)	41,103	1,843,059
Ligand Pharmaceuticals, Inc.*(a)	46,261	4,700,580
Loxo Oncology, Inc.*(a)	86,927	2,791,661
MacroGenics, Inc.*	84,499	1,727,160
Neurocrine Biosciences, Inc.*	54,191	2,097,192
Portola Pharmaceuticals, Inc.*(a)	88,525	1,986,501
Sage Therapeutics, Inc.*(a)	48,019	2,451,850
Sarepta Therapeutics, Inc.*(a)	87,229	2,392,691
Ultragenyx Pharmaceutical, Inc.*(a)	58,696	4,126,916

		53,782,222

Building Products — 3.0%
Apogee Enterprises, Inc.(a)	145,477	7,791,748
Masonite International Corp.*	62,548	4,115,658
NCI Building Systems, Inc.*	289,315	4,527,780
Trex Co., Inc.*	93,665	6,032,026

		22,467,212

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets — 0.1%
Moelis & Co. (Class A Stock)	16,520	$560,027

Chemicals — 0.3%
Innospec, Inc.	29,362	2,011,297

Commercial Services & Supplies — 1.7%
Knoll, Inc.	121,316	3,388,356
Matthews International Corp. (Class A Stock)	68,641	5,275,061
Team, Inc.*	43,993	1,726,725
Tetra Tech, Inc.	53,300	2,299,895

		12,690,037

Communications Equipment — 2.8%
Applied Optoelectronics, Inc.*	92,503	2,168,270
Ciena Corp.*(a)	404,000	9,861,640
Lumentum Holdings, Inc.*	236,093	9,124,995

		21,154,905

Construction & Engineering — 2.2%
Dycom Industries, Inc.*(a)	66,810	5,364,175
EMCOR Group, Inc.	92,262	6,528,459
Tutor Perini Corp.*	159,001	4,452,028

		16,344,662

Construction Materials — 1.3%
Summit Materials, Inc. (Class A Stock)*	253,977	6,042,113
U.S. Concrete, Inc.*(a)	54,120	3,544,860

		9,586,973

Containers & Packaging — 0.4%
Berry Plastics Group, Inc.*	56,077	2,732,632

Diversified Consumer Services — 1.2%
Chegg, Inc.*(a)	442,806	3,267,908
Grand Canyon Education, Inc.*	94,926	5,548,425

		8,816,333

Diversified Telecommunication Services — 1.4%
Cogent Communications Holdings, Inc.	98,700	4,081,245
Vonage Holdings Corp.*	930,907	6,376,713

		10,457,958

Electrical Equipment — 2.1%
EnerSys	80,065	6,253,077
Generac Holdings, Inc.*(a)	231,018	9,411,673

		15,664,750

Electronic Equipment, Instruments & Components — 1.7%
Fabrinet (Thailand)*	57,800	2,329,339
IPG Photonics Corp.*	30,013	2,962,583
Universal Display Corp.*	129,022	7,263,939

		12,555,861

Energy Equipment & Services — 1.7%
Patterson-UTI Energy, Inc.(a)	223,833	6,025,584
US Silica Holdings, Inc.	122,651	6,951,859

		12,977,443

Equity Real Estate Investment Trusts (REITs) — 1.7%
CareTrust REIT, Inc.	210,480	3,224,554
Education Realty Trust, Inc.	105,300	4,454,190
Global Medical REIT, Inc.(a)	61,710	550,453

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
QTS Realty Trust, Inc. (Class A Stock)	101,003	$5,014,799

		13,243,996

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.	34,335	4,081,745

Food Products — 1.8%
B&G Foods, Inc.(a)	114,524	5,016,151
Blue Buffalo Pet Products, Inc.*(a)	129,233	3,106,761
Dean Foods Co.(a)	249,395	5,431,823

		13,554,735

Health Care Equipment & Supplies — 3.8%
ABIOMED, Inc.*(a)	45,103	5,082,206
AtriCure, Inc.*(a)	112,402	2,199,707
Cantel Medical Corp.(a)	27,626	2,175,548
DexCom, Inc.*(a)	27,496	1,641,511
Integer Holdings Corp.*	89,913	2,647,938
iRhythm Technologies, Inc.*	10,600	318,000
K2M Group Holdings, Inc.*(a)	450,030	9,018,601
Zeltiq Aesthetics, Inc.*(a)	138,951	6,047,148

		29,130,659

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.*(a)	91,963	3,043,975
Envision Healthcare Corp.*(a)	71,223	4,507,704
MEDNAX, Inc.*(a)	39,781	2,651,801
Teladoc, Inc.*(a)	134,351	2,216,792

		12,420,272

Health Care Technology — 2.2%
HMS Holdings Corp.*	268,421	4,874,525
NantHealth, Inc.*(a)	118,055	1,173,467
Tabula Rasa HealthCare, Inc.*	48,260	722,935
Veeva Systems, Inc. (Class A Stock)*(a)	235,508	9,585,176

		16,356,103

Hotels, Restaurants & Leisure — 5.0%
Buffalo Wild Wings, Inc.*	25,082	3,872,661
Churchill Downs, Inc.	30,239	4,549,458
Chuy’s Holdings, Inc.*(a)	79,494	2,579,580
ClubCorp Holdings, Inc.	326,693	4,688,045
Dave & Buster’s Entertainment, Inc.*	37,015	2,083,945
Del Frisco’s Restaurant Group, Inc.*	203,994	3,467,898
Jack in the Box, Inc.	49,332	5,507,424
Penn National Gaming, Inc.*	179,116	2,470,010
Planet Fitness, Inc. (Class A Stock)(a)	133,079	2,674,888
Popeyes Louisiana Kitchen, Inc.*	62,983	3,809,212
Red Robin Gourmet Burgers, Inc.*	33,326	1,879,586

		37,582,707

Household Durables — 1.1%
Installed Building Products, Inc.*(a)	166,316	6,868,851
Meritage Homes Corp.*	52,900	1,840,919

		8,709,770

Internet & Direct Marketing Retail — 0.6%
Nutrisystem, Inc.	123,920	4,293,827

Internet Software & Services — 3.7%
Alarm.com Holdings, Inc.*(a)	114,685	3,191,684
ChannelAdvisor Corp.*	140,999	2,023,336

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
comScore, Inc.*(a)	113,411	$3,581,519
GTT Communications, Inc.*(a)	240,277	6,907,964
LogMeIn, Inc.(a)	50,760	4,900,878
Wix.com Ltd. (Israel)*	142,200	6,335,009
Xactly Corp.*	116,835	1,285,185

		28,225,575

IT Services — 0.7%
EPAM Systems, Inc.*	77,662	4,994,443

Life Sciences Tools & Services — 0.7%
Albany Molecular Research, Inc.*(a)	107,475	2,016,231
Charles River Laboratories International, Inc.*	24,398	1,858,884
NeoGenomics, Inc.*(a)	171,739	1,471,803

		5,346,918

Machinery — 1.4%
Colfax Corp.*	77,543	2,786,120
Tennant Co.(a)	48,745	3,470,643
Woodward, Inc.	66,465	4,589,408

		10,846,171

Media — 2.2%
AMC Entertainment Holdings, Inc. (Class A Stock)(a)	171,357	5,766,163
IMAX Corp.*(a)	198,700	6,239,180
Nexstar Broadcasting Group, Inc. (Class A Stock)(a)	70,240	4,446,191

		16,451,534

Multiline Retail — 1.1%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	297,180	8,454,771

Oil, Gas & Consumable Fuels — 2.3%
Callon Petroleum Co.*	663,441	10,197,088
Diamondback Energy, Inc.*	19,444	1,965,011
Matador Resources Co.*(a)	198,205	5,105,761

		17,267,860

Paper & Forest Products — 0.6%
Boise Cascade Co.*	198,038	4,455,855

Personal Products — 0.2%
elf Beauty, Inc.*(a)	42,600	1,232,844

Pharmaceuticals — 0.6%
Horizon Pharma PLC*	68,400	1,106,711
Pacira Pharmaceuticals, Inc.*	65,200	2,105,960
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	58,236	1,271,292

		4,483,963

Professional Services — 1.3%
Kforce, Inc.	179,979	4,157,515
WageWorks, Inc.*	83,444	6,049,690

		10,207,205

Road & Rail — 0.4%
Saia, Inc.*	77,679	3,429,528

Semiconductors & Semiconductor Equipment — 5.0%
Cavium, Inc.*	166,157	10,374,843
Inphi Corp.*	32,951	1,470,274

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Integrated Device Technology, Inc.*	249,828	$5,885,948
MACOM Technology Solutions Holdings, Inc.*(a)	125,882	5,825,819
Microsemi Corp.*(a)	150,057	8,098,576
Semtech Corp.*	188,437	5,945,187

		37,600,647

Software — 11.3%
8x8, Inc.*	939,121	13,429,431
Callidus Software, Inc.*	275,263	4,624,418
CyberArk Software Ltd. (Israel)*(a)	65,000	2,957,499
Ellie Mae, Inc.*	68,450	5,727,896
Gigamon, Inc.*	193,710	8,823,491
Guidewire Software, Inc.*	57,572	2,840,027
Imperva, Inc.*	110,964	4,261,018
MicroStrategy, Inc. (Class A Stock)*	31,401	6,198,557
Model N, Inc.*	180,605	1,598,354
Proofpoint, Inc.*(a)	158,912	11,227,133
Rapid7, Inc.*(a)	264,738	3,221,861
Synchronoss Technologies, Inc.*	226,304	8,667,443
Take-Two Interactive Software, Inc.*	108,657	5,355,704
Ultimate Software Group, Inc. (The)*(a)	23,396	4,266,261
Varonis Systems, Inc.*	92,092	2,468,066

		85,667,159

Specialty Retail — 5.6%
American Eagle Outfitters, Inc.(a)	171,675	2,604,310
Burlington Stores, Inc.*(a)	126,310	10,704,773
Camping World Holdings, Inc. (Class A Stock)(a)	49,457	1,611,804
Children’s Place, Inc. (The)(a)	60,663	6,123,930
Finish Line, Inc. (The) (Class A Stock)	218,993	4,119,258
Five Below, Inc.*(a)	203,060	8,114,277
MarineMax, Inc.*(a)	58,293	1,127,970
Tile Shop Holdings, Inc.*(a)	142,649	2,788,788
Tilly’s, Inc. (Class A Stock)*	171,081	2,256,558
Urban Outfitters, Inc.*(a)	91,380	2,602,502

		42,054,170

Textiles, Apparel & Luxury Goods — 1.0%
Kate Spade & Co.*	92,570	1,728,282
Sequential Brands Group, Inc.*(a)	321,168	1,503,066
Steven Madden Ltd.*(a)	120,782	4,317,957

		7,549,305

Thrifts & Mortgage Finance — 2.1%
BofI Holding, Inc.*	233,974	6,679,958
Essent Group Ltd.*	134,941	4,368,040
LendingTree, Inc.*(a)	51,723	5,242,126

		16,290,124

Trading Companies & Distributors — 0.4%
GMS, Inc.*	108,064	3,164,114

TOTAL LONG-TERM INVESTMENTS (cost $623,260,907)		736,466,754

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 32.1%
AFFILIATED MUTUAL FUNDS — 30.6%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	6,861,603	$6,861,603
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $224,023,826; includes $223,861,224 of cash collateral for securities on loan)(b)(w)	223,995,936	224,040,735

TOTAL AFFILIATED MUTUAL FUNDS (cost $230,885,429)(Note 4)		230,902,338

UNAFFILIATED FUND — 1.5%
BlackRock Liquidity Funds FedFund Portfolio (cost $11,333,013)	11,333,013	11,333,013

TOTAL SHORT-TERM INVESTMENTS (cost $242,218,442)		242,235,351

TOTAL INVESTMENTS — 129.5% (cost $865,479,349)		978,702,105
Liabilities in excess of other assets — (29.5)%		(222,720,790)

NET ASSETS — 100.0%		$755,981,315

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $217,624,449; cash collateral of $223,861,224 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$8,749,588	$—	$—
Airlines	12,220,148	—	—
Auto Components	5,333,001	—	—
Banks	61,265,705	—	—
Biotechnology	53,782,222	—	—
Building Products	22,467,212	—	—
Capital Markets	560,027	—	—
Chemicals	2,011,297	—	—
Commercial Services & Supplies	12,690,037	—	—
Communications Equipment	21,154,905	—	—
Construction & Engineering	16,344,662	—	—
Construction Materials	9,586,973	—	—
Containers & Packaging	2,732,632	—	—
Diversified Consumer Services	8,816,333	—	—
Diversified Telecommunication Services	10,457,958	—	—
Electrical Equipment	15,664,750	—	—
Electronic Equipment, Instruments & Components	12,555,861	—	—
Energy Equipment & Services	12,977,443	—	—
Equity Real Estate Investment Trusts (REITs)	13,243,996	—	—
Food & Staples Retailing	4,081,745	—	—
Food Products	13,554,735	—	—
Health Care Equipment & Supplies	29,130,659	—	—
Health Care Providers & Services	12,420,272	—	—
Health Care Technology	16,356,103	—	—
Hotels, Restaurants & Leisure	37,582,707	—	—
Household Durables	8,709,770	—	—
Internet & Direct Marketing Retail	4,293,827	—	—
Internet Software & Services	28,225,575	—	—
IT Services	4,994,443	—	—
Life Sciences Tools & Services	5,346,918	—	—
Machinery	10,846,171	—	—
Media	16,451,534	—	—
Multiline Retail	8,454,771	—	—
Oil, Gas & Consumable Fuels	17,267,860	—	—
Paper & Forest Products	4,455,855	—	—
Personal Products	1,232,844	—	—
Pharmaceuticals	4,483,963	—	—
Professional Services	10,207,205	—	—
Road & Rail	3,429,528	—	—
Semiconductors & Semiconductor Equipment	37,600,647	—	—
Software	85,667,159	—	—
Specialty Retail	42,054,170	—	—
Textiles, Apparel & Luxury Goods	7,549,305	—	—
Thrifts & Mortgage Finance	16,290,124	—	—
Trading Companies & Distributors	3,164,114	—	—
Affiliated Mutual Funds	230,902,338	—	—
Unaffiliated Fund	11,333,013	—	—

Total	$978,702,105	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (29.6% represents investments purchased with collateral from securities on loan)	30.6%
Software	11.3
Banks	8.1
Biotechnology	7.1
Specialty Retail	5.6
Semiconductors & Semiconductor Equipment	5.0
Hotels, Restaurants & Leisure	5.0
Health Care Equipment & Supplies	3.8
Internet Software & Services	3.7
Building Products	3.0
Communications Equipment	2.8
Oil, Gas & Consumable Fuels	2.3
Media	2.2
Health Care Technology	2.2
Construction & Engineering	2.2
Thrifts & Mortgage Finance	2.1
Electrical Equipment	2.1
Food Products	1.8
Equity Real Estate Investment Trusts (REITs)	1.7
Energy Equipment & Services	1.7
Commercial Services & Supplies	1.7
Electronic Equipment, Instruments & Components	1.7
Health Care Providers & Services	1.6

Airlines	1.6%
Unaffiliated Fund	1.5
Machinery	1.4
Diversified Telecommunication Services	1.4
Professional Services	1.3
Construction Materials	1.3
Diversified Consumer Services	1.2
Aerospace & Defense	1.1
Household Durables	1.1
Multiline Retail	1.1
Textiles, Apparel & Luxury Goods	1.0
Life Sciences Tools & Services	0.7
Auto Components	0.7
IT Services	0.7
Pharmaceuticals	0.6
Paper & Forest Products	0.6
Internet & Direct Marketing Retail	0.6
Food & Staples Retailing	0.5
Road & Rail	0.4
Trading Companies & Distributors	0.4
Containers & Packaging	0.4
Chemicals	0.3
Personal Products	0.2
Capital Markets	0.1

129.5
Liabilities in excess of other assets	(29.5)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$217,624,449	$(217,624,449)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $217,624,449:
Unaffiliated investments (cost $634,593,920)	$747,799,767
Affiliated investments (cost $230,885,429)	230,902,338
Receivable for investments sold	8,050,759
Receivable for fund share sold	1,162,735
Dividends receivable	287,873
Prepaid expenses	6,552

Total Assets	988,210,024

LIABILITIES:
Payable to broker for collateral for securities on loan	223,861,224
Payable for investments purchased	7,621,313
Payable for fund share repurchased	307,866
Advisory fees payable	288,522
Accrued expenses and other liabilities	123,521
Distribution fee payable	25,685
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	232

Total Liabilities	232,228,709

NET ASSETS	$755,981,315

Net assets were comprised of:
Paid-in capital	$337,129,506
Retained earnings	418,851,809

Net assets, December 31, 2016	$755,981,315

Net asset value and redemption price per share, $755,981,315 / 21,046,058 outstanding shares of beneficial interest	$35.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$3,194,457
Income from securities lending, net (including affiliated income of $890,328)	1,562,701
Affiliated dividend income	62,808

4,819,966

EXPENSES
Advisory fees	5,044,704
Distribution fee	1,742,002
Custodian and accounting fees	129,000
Audit fee	26,000
Trustees’ fees	16,000
Insurance expenses	10,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	5,921
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	2,000
Miscellaneous	11,904

Total expenses	7,008,531
Less: advisory fee waivers and/or expense reimbursement	(19,581)

Net expenses	6,988,950

NET INVESTMENT INCOME (LOSS)	(2,168,984)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $28,213)	42,705,306
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $16,909)	34,968,984

NET GAIN (LOSS) ON INVESTMENTS	77,674,290

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$75,505,306

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,168,984)	$(4,788,066)
Net realized gain (loss) on investment transactions	42,705,306	77,650,503
Net change in unrealized appreciation (depreciation) on investments	34,968,984	(64,024,058)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,505,306	8,838,379

FUND SHARE TRANSACTIONS:
Fund share sold [4,348,996 and 2,500,047 shares, respectively]	131,435,628	83,574,561
Fund share repurchased [6,309,739 and 6,748,186 shares, respectively]	(188,576,982)	(221,627,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(57,141,354)	(138,052,631)

CAPITAL CONTRIBUTIONS (NOTE 4)	244,192	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,608,144	(129,214,252)
NET ASSETS:
Beginning of year	737,373,171	866,587,423

End of year	$755,981,315	$737,373,171

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 97.7%	Shares	Value (Note 2)
Aerospace & Defense — 3.4%
Astronics Corp.*	85,081	$2,879,141
BWX Technologies, Inc.	47,350	1,879,795
Esterline Technologies Corp.*	33,978	3,030,838
HEICO Corp. (Class A Stock)	95,118	6,458,512
Hexcel Corp.(a)	115,971	5,965,548
Teledyne Technologies, Inc.*	35,460	4,361,580

		24,575,414

Airlines — 0.5%
Spirit Airlines, Inc.*	58,863	3,405,813

Auto Components — 1.6%
Drew Industries, Inc.	26,630	2,869,383
Tenneco, Inc.*	101,799	6,359,384
Visteon Corp.	29,576	2,376,136

		11,604,903

Banks — 4.3%
Enterprise Financial Services Corp.	10,400	447,200
FCB Financial Holdings, Inc. (Class A Stock)*	48,255	2,301,764
First Hawaiian, Inc.(a)	85,100	2,963,182
First Merchants Corp.	151,368	5,699,005
Great Western Bancorp, Inc.	70,890	3,090,095
Home BancShares, Inc.(a)	93,190	2,587,886
IBERIABANK Corp.	40,581	3,398,659
Sandy Spring Bancorp, Inc.	60,214	2,407,958
Sterling Bancorp	148,759	3,480,961
Texas Capital Bancshares, Inc.*	17,500	1,372,000
Western Alliance Bancorp*	72,737	3,543,019

		31,291,729

Biotechnology — 8.6%
Agios Pharmaceuticals, Inc.*(a)	27,563	1,150,204
Alder Biopharmaceuticals, Inc.*(a)	102,360	2,129,087
Amicus Therapeutics, Inc.*(a)	523,842	2,603,494
ARIAD Pharmaceuticals, Inc.*(a)	119,130	1,481,977
Bluebird Bio, Inc.*(a)	80,999	4,997,638
Blueprint Medicines Corp.*(a)	58,514	1,641,318
Celyad SA (Belgium), ADR*(a)	30,065	541,170
Coherus Biosciences, Inc.*(a)	82,484	2,321,925
Eagle Pharmaceuticals, Inc.*(a)	40,750	3,233,105
Five Prime Therapeutics, Inc.*	103,018	5,162,232
Flexion Therapeutics, Inc.*	88,990	1,692,590
GlycoMimetics, Inc.*	77,264	471,310
Ignyta, Inc.*	215,801	1,143,745
Immune Design Corp.*	154,595	850,273
Ionis Pharmaceuticals, Inc.*(a)	55,113	2,636,055
Kite Pharma, Inc.*(a)	39,487	1,770,597
Ligand Pharmaceuticals, Inc.*(a)	33,091	3,362,377
Lion Biotechnologies, Inc.*(a)	205,001	1,424,758
Loxo Oncology, Inc.*(a)	129,412	4,156,066
Neurocrine Biosciences, Inc.*	51,528	1,994,134
Otonomy, Inc.*	109,519	1,741,352
Portola Pharmaceuticals, Inc.*	83,132	1,865,482
PTC Therapeutics, Inc.*(a)	75,551	824,261
Sage Therapeutics, Inc.*(a)	41,819	2,135,278
Spark Therapeutics, Inc.*(a)	32,835	1,638,467

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
TESARO, Inc.*(a)	40,813	$5,488,532
Trevena, Inc.*	12,700	74,676
Ultragenyx Pharmaceutical, Inc.*(a)	39,744	2,794,401
Vital Therapies, Inc.*(a)	211,681	920,812

		62,247,316

Building Products — 2.5%
AAON, Inc.	111,839	3,696,279
American Woodmark Corp.*	36,945	2,780,111
Apogee Enterprises, Inc.(a)	98,925	5,298,423
Armstrong World Industries, Inc.*(a)	66,120	2,763,815
Lennox International, Inc.	20,441	3,130,948

		17,669,576

Capital Markets — 1.0%
Evercore Partners, Inc. (Class A Stock)	102,177	7,019,560

Chemicals — 1.1%
Ingevity Corp.*	28,678	1,573,275
OMNOVA Solutions, Inc.*	264,966	2,649,660
PolyOne Corp.	126,440	4,051,138

		8,274,073

Commercial Services & Supplies — 1.3%
Deluxe Corp.	55,074	3,943,849
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	162,606	5,528,604

		9,472,453

Communications Equipment — 1.4%
Ciena Corp.*	121,740	2,971,673
Lumentum Holdings, Inc.*	127,853	4,941,518
NetScout Systems, Inc.*	67,126	2,114,469

		10,027,660

Construction Materials — 0.9%
Eagle Materials, Inc.	40,560	3,996,377
Headwaters, Inc.*	119,243	2,804,595

		6,800,972

Consumer Finance — 0.1%
OneMain Holdings, Inc.*	44,724	990,189

Containers & Packaging — 0.5%
Graphic Packaging Holding Co.	303,013	3,781,602

Distributors — 0.5%
Core-Mark Holding Co., Inc.(a)	86,795	3,738,261

Diversified Consumer Services — 0.7%
Grand Canyon Education, Inc.*	91,427	5,343,908

Diversified Telecommunication Services — 0.5%
ORBCOMM, Inc.*	195,927	1,620,316
Vonage Holdings Corp.*	278,540	1,907,999

		3,528,315

Electrical Equipment — 1.1%
AZZ, Inc.	60,828	3,886,909
Generac Holdings, Inc.*(a)	94,682	3,857,345

		7,744,254

Electronic Equipment, Instruments & Components — 1.6%
ePlus, Inc.*	28,460	3,278,592
Itron, Inc.*	36,358	2,285,100

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Littelfuse, Inc.	19,567	$2,969,684
Rogers Corp.*	41,789	3,209,813

		11,743,189

Energy Equipment & Services — 0.3%
Superior Energy Services, Inc.*(a)	32,480	548,262
US Silica Holdings, Inc.	27,433	1,554,902

		2,103,164

Equity Real Estate Investment Trusts (REITs) — 1.6%
CoreSite Realty Corp.	65,005	5,159,447
LaSalle Hotel Properties(a)	102,945	3,136,734
Sunstone Hotel Investors, Inc.	232,940	3,552,335

		11,848,516

Food & Staples Retailing — 1.1%
Casey’s General Stores, Inc.	32,796	3,898,788
PriceSmart, Inc.(a)	45,498	3,799,083

		7,697,871

Food Products — 2.4%
Pinnacle Foods, Inc.	136,106	7,274,866
Post Holdings, Inc.*(a)	48,317	3,884,204
Snyder’s-Lance, Inc.(a)	83,683	3,208,406
TreeHouse Foods, Inc.*(a)	36,723	2,651,033

		17,018,509

Health Care Equipment & Supplies — 6.2%
Anika Therapeutics, Inc.*	67,262	3,293,148
AtriCure, Inc.*(a)	111,554	2,183,112
Atrion Corp.	7,261	3,682,779
Cardiovascular Systems, Inc.*	75,312	1,823,304
Cynosure, Inc. (Class A Stock)*(a)	81,304	3,707,462
Globus Medical, Inc. (Class A Stock)*(a)	144,717	3,590,429
ICU Medical, Inc.*	32,274	4,755,574
Integra LifeSciences Holdings Corp.*(a)	72,582	6,226,809
Natus Medical, Inc.*	86,431	3,007,799
NxStage Medical, Inc.*	124,241	3,256,357
Vascular Solutions, Inc.*	89,829	5,039,407
Wright Medical Group NV*(a)	69,960	1,607,681
Zeltiq Aesthetics, Inc.*(a)	58,947	2,565,373

		44,739,234

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc.*(a)	49,376	1,634,346
Amedisys, Inc.*(a)	51,067	2,176,986
US Physical Therapy, Inc.	43,479	3,052,226
WellCare Health Plans, Inc.*	59,347	8,135,287

		14,998,845

Health Care Technology — 0.4%
Omnicell, Inc.*	84,525	2,865,398

Hotels, Restaurants & Leisure — 5.1%
Bloomin’ Brands, Inc.	227,830	4,107,775
Dave & Buster’s Entertainment, Inc.*	40,010	2,252,563
Dunkin’ Brands Group, Inc.(a)	74,648	3,914,541
Jack in the Box, Inc.	47,450	5,297,318
La Quinta Holdings, Inc.*	248,588	3,532,435
Marriott Vacations Worldwide Corp.(a)	55,919	4,744,727
Papa John’s International, Inc.(a)	32,871	2,813,100

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc.*	108,062	$1,490,176
Popeyes Louisiana Kitchen, Inc.*	43,843	2,651,625
Red Rock Resorts, Inc. (Class A Stock)(a)	115,760	2,684,474
Wingstop, Inc.(a)	105,343	3,117,099

		36,605,833

Household Durables — 0.5%
TopBuild Corp.*	107,470	3,825,932

Insurance — 1.6%
AMERISAFE, Inc.	60,763	3,788,573
AmTrust Financial Services, Inc.(a)	78,885	2,159,871
James River Group Holdings Ltd.	72,903	3,029,120
Primerica, Inc.(a)	38,900	2,689,935

		11,667,499

Internet & Direct Marketing Retail — 0.6%
HSN, Inc.	54,262	1,861,187
Wayfair, Inc. (Class A Stock)*(a)	69,258	2,427,493

		4,288,680

Internet Software & Services — 4.7%
comScore, Inc.*(a)	40,945	1,293,043
Cornerstone OnDemand, Inc.*	53,830	2,277,547
Envestnet, Inc.*(a)	133,896	4,719,834
Five9, Inc.*	178,164	2,528,147
GrubHub, Inc.*	93,264	3,508,592
j2 Global, Inc.(a)	75,336	6,162,485
LogMeIn, Inc.(a)	69,773	6,736,583
Q2 Holdings, Inc.*	40,430	1,166,406
WebMD Health Corp.*(a)	87,397	4,332,269
Wix.com Ltd. (Israel)*	32,960	1,468,368

		34,193,274

IT Services — 7.1%
Black Knight Financial Services, Inc. (Class A Stock)*(a)	117,645	4,446,981
Blackhawk Network Holdings, Inc.*	94,659	3,566,278
CACI International, Inc. (Class A Stock)*	25,704	3,195,007
Cardtronics PLC (Class A Stock)*(a)	119,792	6,537,049
Cass Information Systems, Inc.(a)	35,766	2,631,305
EPAM Systems, Inc.*	22,877	1,471,220
Euronet Worldwide, Inc.*	85,351	6,181,973
ExlService Holdings, Inc.*	75,007	3,783,353
InterXion Holding NV (Netherlands)*	102,305	3,587,836
MAXIMUS, Inc.	62,440	3,483,528
Square, Inc. (Class A Stock)*	138,400	1,886,392
WEX, Inc.*	65,933	7,358,123
WNS Holdings Ltd. (India), ADR*	100,467	2,767,866

		50,896,911

Leisure Products — 0.4%
Vista Outdoor, Inc.*	82,603	3,048,051

Machinery — 2.3%
Altra Industrial Motion Corp.(a)	101,111	3,730,996
John Bean Technologies Corp.	31,870	2,739,227
Manitowoc Foodservice, Inc.*	259,133	5,009,041
Rexnord Corp.*	118,760	2,326,508
Toro Co. (The)	50,220	2,809,809

		16,615,581

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 0.5%
IMAX Corp.*(a)	110,727	$3,476,828

Multiline Retail — 0.5%
Ollie’s Bargain Outlet Holdings, Inc.*(a)	121,342	3,452,180

Oil, Gas & Consumable Fuels — 1.9%
Carrizo Oil & Gas, Inc.*	47,341	1,768,186
Diamondback Energy, Inc.*	18,803	1,900,231
PBF Energy, Inc. (Class A Stock)(a)	80,560	2,246,013
PDC Energy, Inc.*	30,111	2,185,456
RSP Permian, Inc.*	78,549	3,504,856
WildHorse Resource Development Corp.*(a)	132,400	1,933,040

		13,537,782

Paper & Forest Products — 0.6%
Boise Cascade Co.*	124,490	2,801,025
Louisiana-Pacific Corp.*	92,672	1,754,281

		4,555,306

Pharmaceuticals — 1.2%
Aerie Pharmaceuticals, Inc.*	81,095	3,069,446
Aratana Therapeutics, Inc.*(a)	188,820	1,355,728
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	22,680	2,534,490
Intersect ENT, Inc.*	117,059	1,416,414

		8,376,078

Professional Services — 2.2%
Exponent, Inc.(a)	63,215	3,811,865
GP Strategies Corp.*	41,075	1,174,745
Huron Consulting Group, Inc.*	52,050	2,636,333
On Assignment, Inc.*	92,429	4,081,665
WageWorks, Inc.*	55,916	4,053,910

		15,758,518

Real Estate Management & Development — 0.5%
HFF, Inc. (Class A Stock)	114,926	3,476,512

Road & Rail — 1.8%
Celadon Group, Inc.(a)	129,614	926,740
Genesee & Wyoming, Inc. (Class A Stock)*	76,281	5,294,664
Knight Transportation, Inc.(a)	144,060	4,761,183
Marten Transport Ltd.	84,094	1,959,390

		12,941,977

Semiconductors & Semiconductor Equipment — 4.5%
Cavium, Inc.*	39,828	2,486,860
Cirrus Logic, Inc.*	54,286	3,069,330
Integrated Device Technology, Inc.*	176,700	4,163,052
MACOM Technology Solutions Holdings, Inc.*(a)	67,178	3,108,998
MaxLinear, Inc. (Class A Stock)*	130,424	2,843,243
MKS Instruments, Inc.	88,763	5,272,522
Monolithic Power Systems, Inc.	46,715	3,827,361
Tower Semiconductor Ltd. (Israel)*(a)	397,105	7,556,908

		32,328,274

Software — 8.5%
Aspen Technology, Inc.*	62,902	3,439,481
Blackbaud, Inc.(a)	52,080	3,333,120
Bottomline Technologies, Inc.*(a)	51,261	1,282,550
BroadSoft, Inc.*	56,424	2,327,490

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Ellie Mae, Inc.*	10,086	$843,996
Fair Isaac Corp.	61,917	7,381,745
Guidewire Software, Inc.*	39,784	1,962,545
HubSpot, Inc.*	61,967	2,912,449
Pegasystems, Inc.	77,103	2,775,708
Proofpoint, Inc.*(a)	92,794	6,555,896
PTC, Inc.*	56,569	2,617,448
RingCentral, Inc. (Class A Stock)*	305,176	6,286,626
Take-Two Interactive Software, Inc.*	211,934	10,446,226
Tyler Technologies, Inc.*	15,895	2,269,329
Ultimate Software Group, Inc. (The)*(a)	26,842	4,894,639
Zendesk, Inc.*	104,270	2,210,524

		61,539,772

Specialty Retail — 2.9%
Burlington Stores, Inc.*(a)	87,061	7,378,420
DSW, Inc. (Class A Stock)(a)	45,933	1,040,382
Five Below, Inc.*(a)	144,352	5,768,305
Lithia Motors, Inc. (Class A Stock)(a)	34,728	3,362,712
Monro Muffler Brake, Inc.(a)	57,280	3,276,416

		20,826,235

Textiles, Apparel & Luxury Goods — 2.0%
Carter’s, Inc.	32,291	2,789,619
Kate Spade & Co.*	206,126	3,848,372
Steven Madden Ltd.*	219,728	7,855,276

		14,493,267

Thrifts & Mortgage Finance — 1.0%
LendingTree, Inc.*(a)	26,835	2,719,727
MGIC Investment Corp.*	277,250	2,825,178
Walker & Dunlop, Inc.*	60,610	1,891,032

		7,435,937

Trading Companies & Distributors — 1.6%
Beacon Roofing Supply, Inc.*	92,870	4,278,521
H&E Equipment Services, Inc.	60,070	1,396,628
MSC Industrial Direct Co., Inc. (Class A Stock)	38,420	3,549,624
SiteOne Landscape Supply, Inc.*	60,757	2,110,091

		11,334,864

TOTAL COMMON STOCKS (cost $620,995,041)		705,206,015

UNAFFILIATED EXCHANGE TRADED FUND — 0.9%
iShares Russell 2000 Growth ETF (cost $6,569,854)(a)	42,539	6,548,454

TOTAL LONG-TERM INVESTMENTS (cost $627,564,895)		711,754,469

SHORT-TERM INVESTMENTS — 29.7%
AFFILIATED MUTUAL FUNDS — 29.1%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	4,481,537	4,481,537

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $205,433,618; includes $205,284,970 of cash collateral for securities on loan)(b)(w)	205,408,599	$205,449,681

TOTAL AFFILIATED MUTUAL FUNDS (cost $209,915,155)(Note 4)		209,931,218

UNAFFILIATED FUND — 0.6%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (cost $4,663,694)	4,663,694	4,663,694

TOTAL SHORT-TERM INVESTMENTS (cost $214,578,849)		214,594,912

TOTAL INVESTMENTS — 128.3% (cost $842,143,744)		926,349,381
Liabilities in excess of other assets — (28.3)%		(204,191,568)

NET ASSETS — 100.0%		$722,157,813

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $199,948,926; cash collateral of $205,284,970 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$24,575,414	$—	$—
Airlines	3,405,813	—	—
Auto Components	11,604,903	—	—
Banks	31,291,729	—	—
Biotechnology	62,247,316	—	—
Building Products	17,669,576	—	—
Capital Markets	7,019,560	—	—
Chemicals	8,274,073	—	—
Commercial Services & Supplies	9,472,453	—	—
Communications Equipment	10,027,660	—	—
Construction Materials	6,800,972	—	—
Consumer Finance	990,189	—	—
Containers & Packaging	3,781,602	—	—
Distributors	3,738,261	—	—
Diversified Consumer Services	5,343,908	—	—
Diversified Telecommunication Services	3,528,315	—	—
Electrical Equipment	7,744,254	—	—
Electronic Equipment, Instruments & Components	11,743,189	—	—
Energy Equipment & Services	2,103,164	—	—
Equity Real Estate Investment Trusts (REITs)	11,848,516	—	—
Food & Staples Retailing	7,697,871	—	—
Food Products	17,018,509	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Health Care Equipment & Supplies	$44,739,234	$—	$—
Health Care Providers & Services	14,998,845	—	—
Health Care Technology	2,865,398	—	—
Hotels, Restaurants & Leisure	36,605,833	—	—
Household Durables	3,825,932	—	—
Insurance	11,667,499	—	—
Internet & Direct Marketing Retail	4,288,680	—	—
Internet Software & Services	34,193,274	—	—
IT Services	50,896,911	—	—
Leisure Products	3,048,051	—	—
Machinery	16,615,581	—	—
Media	3,476,828	—	—
Multiline Retail	3,452,180	—	—
Oil, Gas & Consumable Fuels	13,537,782	—	—
Paper & Forest Products	4,555,306	—	—
Pharmaceuticals	8,376,078	—	—
Professional Services	15,758,518	—	—
Real Estate Management & Development	3,476,512	—	—
Road & Rail	12,941,977	—	—
Semiconductors & Semiconductor Equipment	32,328,274	—	—
Software	61,539,772	—	—
Specialty Retail	20,826,235	—	—
Textiles, Apparel & Luxury Goods	14,493,267	—	—
Thrifts & Mortgage Finance	7,435,937	—	—
Trading Companies & Distributors	11,334,864	—	—
Unaffiliated Exchange Traded Fund	6,548,454	—	—
Affiliated Mutual Funds	209,931,218	—	—
Unaffiliated Fund	4,663,694	—	—

Total	$926,349,381	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (28.4% represents investments purchased with collateral from securities on loan)	29.1%
Biotechnology	8.6
Software	8.5
IT Services	7.1
Health Care Equipment & Supplies	6.2
Hotels, Restaurants & Leisure	5.1
Internet Software & Services	4.7
Semiconductors & Semiconductor Equipment	4.5
Banks	4.3
Aerospace & Defense	3.4
Specialty Retail	2.9
Building Products	2.5
Food Products	2.4
Machinery	2.3
Professional Services	2.2
Health Care Providers & Services	2.1
Textiles, Apparel & Luxury Goods	2.0
Oil, Gas & Consumable Fuels	1.9
Road & Rail	1.8
Auto Components	1.6
Electronic Equipment, Instruments & Components	1.6
Equity Real Estate Investment Trusts (REITs)	1.6
Insurance	1.6
Trading Companies & Distributors	1.6

Communications Equipment	1.4%
Commercial Services & Supplies	1.3
Pharmaceuticals	1.2
Chemicals	1.1
Electrical Equipment	1.1
Food & Staples Retailing	1.1
Capital Markets	1.0
Thrifts & Mortgage Finance	1.0
Construction Materials	0.9
Unaffiliated Exchange Traded Fund	0.9
Diversified Consumer Services	0.7
Internet & Direct Marketing Retail	0.6
Paper & Forest Products	0.6
Unaffiliated Fund	0.6
Airlines	0.5
Containers & Packaging	0.5
Distributors	0.5
Diversified Telecommunication Services	0.5
Household Durables	0.5
Media	0.5
Multiline Retail	0.5
Real Estate Management & Development	0.5
Health Care Technology	0.4
Leisure Products	0.4
Energy Equipment & Services	0.3
Consumer Finance	0.1

128.3
Liabilities in excess of other assets	(28.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$199,948,926	$(199,948,926)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST SMALL-CAP GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $199,948,926:
Unaffiliated investments (cost $632,228,589)	$716,418,163
Affiliated investments (cost $209,915,155)	209,931,218
Cash	416,796
Receivable for investments sold	2,803,935
Receivable for fund share sold	1,113,344
Dividends and interest receivable	426,006
Tax reclaim receivable	54,414
Prepaid expenses	7,994

Total Assets	931,171,870

LIABILITIES:
Payable to broker for collateral for securities on loan	205,284,970
Payable for fund share repurchased	1,838,031
Payable for investments purchased	1,435,098
Advisory fees payable	317,777
Accrued expenses and other liabilities	113,346
Distribution fee payable	24,489
Affiliated transfer agent fee payable	346

Total Liabilities	209,014,057

NET ASSETS	$722,157,813

Net assets were comprised of:
Paid-in capital	$329,454,744
Retained earnings	392,703,069

Net assets, December 31, 2016	$722,157,813

Net asset value and redemption price per share, $722,157,813 / 46,500,304 outstanding shares of beneficial interest	$15.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $28,720 foreign withholding tax)	$4,221,490
Income from securities lending, net (including affiliated income of $995,322)	1,161,123
Affiliated dividend income	35,798
Interest income	163

5,418,574

EXPENSES
Advisory fees	5,344,391
Distribution fee	1,726,030
Custodian and accounting fees	141,000
Audit fee	24,000
Trustees’ fees	16,000
Insurance expenses	10,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	7,493
Shareholders’ reports	2,000
Miscellaneous	12,072

Total expenses	7,308,986

NET INVESTMENT INCOME (LOSS)	(1,890,412)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $25,468)	(24,642,326)
Foreign currency transactions	(331)

(24,642,657)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $16,063)	74,001,367
Foreign currencies	839

74,002,206

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	49,359,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,469,137

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,890,412)	$(2,014,811)
Net realized gain (loss) on investment and foreign currency transactions	(24,642,657)	37,778,429
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	74,002,206	(23,334,335)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,469,137	12,429,283

FUND SHARE TRANSACTIONS:
Fund share sold [8,567,451 and 8,465,270 shares, respectively]	111,951,510	125,769,646
Fund share repurchased [13,877,146 and 13,013,834 shares, respectively]	(184,539,900)	(193,216,285)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(72,588,390)	(67,446,639)

CAPITAL CONTRIBUTIONS (NOTE 4)	473,737	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,645,516)	(55,017,356)
NET ASSETS:
Beginning of year	746,803,329	801,820,685

End of year	$722,157,813	$746,803,329

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 97.8%	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
AAR Corp.	80,400	$2,657,220
Curtiss-Wright Corp.	13,400	1,318,024
Engility Holdings, Inc.*	42,400	1,428,880
Hexcel Corp.(a)	87,458	4,498,840
Moog, Inc. (Class A Stock)*	43,750	2,873,500
Teledyne Technologies, Inc.*	21,877	2,690,871
Triumph Group, Inc.(a)	92,204	2,443,406
Vectrus, Inc.*	137,600	3,281,760

		21,192,501

Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings, Inc.*	51,000	2,659,650

Airlines — 0.6%
JetBlue Airways Corp.*	16,100	360,962
SkyWest, Inc.	156,500	5,704,425

		6,065,387

Auto Components — 1.9%
Cooper Tire & Rubber Co.	104,400	4,055,940
Cooper-Standard Holdings, Inc.*	54,300	5,613,534
Dana, Inc.	202,300	3,839,654
Dorman Products, Inc.*(a)	22,614	1,652,179
Horizon Global Corp.*	104,824	2,515,775
Metaldyne Performance Group, Inc.	9,300	213,435
Stoneridge, Inc.*	117,000	2,069,730

		19,960,247

Banks — 18.1%
1st Source Corp.	5,750	256,795
Allegiance Bancshares, Inc.*	15,600	563,940
Banc of California, Inc.(a)	254,500	4,415,575
Bank of Marin Bancorp	1,500	104,625
BankUnited, Inc.	207,558	7,822,861
Banner Corp.(a)	13,400	747,854
Berkshire Hills Bancorp, Inc.	10,800	397,980
Boston Private Financial Holdings, Inc.	20,400	337,620
Cascade Bancorp*	45,500	369,460
Cathay General Bancorp	26,300	1,000,189
Central Valley Community Bancorp	12,200	243,512
Columbia Banking System, Inc.	11,071	494,652
Community Trust Bancorp, Inc.	20,546	1,019,082
CU Bancorp*	12,400	443,920
Customers Bancorp, Inc.*	36,640	1,312,445
Eagle Bancorp, Inc.*	69,119	4,212,803
East West Bancorp, Inc.	20,983	1,066,566
Enterprise Financial Services Corp.	41,600	1,788,800
Farmers National Banc Corp.	44,300	629,060
Fidelity Southern Corp.	182,675	4,323,917
Financial Institutions, Inc.	21,500	735,300
First BanCorp. (Puerto Rico)*	803,800	5,313,118
First Business Financial Services, Inc.	27,000	640,440
First Citizens BancShares, Inc. (Class A Stock)	2,400	852,000
First Commonwealth Financial Corp.	169,400	2,402,092
First Community Bancshares, Inc.	31,600	952,424
First Financial Bancorp	33,000	938,850
First Financial Corp.	6,700	353,760

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
First Hawaiian, Inc.(a)	24,700	$860,054
First Horizon National Corp.	358,238	7,168,342
First Interstate BancSystem, Inc. (Class A Stock)	70,400	2,995,520
First Merchants Corp.	48,300	1,818,495
First Midwest Bancorp, Inc.	44,000	1,110,120
First NBC Bank Holding Co.*(a)	93,100	679,630
Flushing Financial Corp.	20,800	611,312
Franklin Financial Network, Inc.*	45,900	1,920,915
Fulton Financial Corp.	160,100	3,009,880
Great Southern Bancorp, Inc.	29,000	1,584,850
Hancock Holding Co.	308,087	13,278,550
Hanmi Financial Corp.	215,375	7,516,588
Heartland Financial USA, Inc.	40,000	1,920,000
Hilltop Holdings, Inc.	99,100	2,953,180
Hope Bancorp, Inc.	189,265	4,143,011
IBERIABANK Corp.	200,604	16,800,585
Independent Bank Corp.	41,200	894,040
Independent Bank Corp.	19,600	1,380,820
MainSource Financial Group, Inc.	31,600	1,087,040
MB Financial, Inc.	151,770	7,168,097
Midland States Bancorp, Inc.	14,300	517,374
NBT Bancorp, Inc.(a)	46,938	1,965,763
OFG Bancorp (Puerto Rico)	70,600	924,860
PacWest Bancorp	115,497	6,287,657
Pinnacle Financial Partners, Inc.	50,810	3,521,133
Preferred Bank	56,200	2,946,004
Premier Financial Bancorp, Inc.	7,150	143,715
PrivateBancorp, Inc.	126,900	6,876,711
Republic Bancorp, Inc. (Class A Stock)	10,546	416,989
Sierra Bancorp	17,000	452,030
Simmons First National Corp. (Class A Stock)	7,400	459,910
South State Corp.	9,011	787,561
Southern National Bancorp of Virginia, Inc.	12,700	207,518
Southwest Bancorp, Inc.	23,333	676,657
Sterling Bancorp	525,439	12,295,273
Stonegate Bank	19,600	817,908
TCF Financial Corp.	274,975	5,386,760
Texas Capital Bancshares, Inc.*	24,900	1,952,160
Towne Bank	9,496	315,742
TriCo Bancshares	106,100	3,626,498
TriState Capital Holdings, Inc.*	34,400	760,240
Triumph Bancorp, Inc.*	24,400	638,060
Trustmark Corp.	15,300	545,445
Union Bankshares Corp.	14,222	508,294
United Community Banks, Inc.	241,100	7,141,382
Univest Corp. of Pennsylvania	208,081	6,429,703
West Bancorporation, Inc.	12,500	308,750
Wintrust Financial Corp.	49,800	3,613,986

		193,164,752

Biotechnology — 0.9%
Adverum Biotechnologies, Inc.*	2,500	7,250
AMAG Pharmaceuticals, Inc.*(a)	54,400	1,893,120
ARIAD Pharmaceuticals, Inc.*(a)	62,000	771,280
Cara Therapeutics, Inc.*(a)	12,200	113,338
Celldex Therapeutics, Inc.*(a)	110,800	392,232
Corvus Pharmaceuticals, Inc.*	38,000	543,400

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Esperion Therapeutics, Inc.*(a)	50,800	$636,016
Exelixis, Inc.*	60,600	903,546
Immune Design Corp.*	4,600	25,300
Kite Pharma, Inc.*(a)	6,700	300,428
Lexicon Pharmaceuticals, Inc.*(a)	51,200	708,096
Loxo Oncology, Inc.*(a)	22,200	712,953
Merrimack Pharmaceuticals, Inc.*(a)	61,800	252,144
Pfenex, Inc.*	32,100	291,147
Rigel Pharmaceuticals, Inc.*	298,900	711,382
Sage Therapeutics, Inc.*(a)	12,900	658,674
Ultragenyx Pharmaceutical, Inc.*(a)	6,200	435,922
Vanda Pharmaceuticals, Inc.*	28,700	457,765
Zafgen, Inc.*	3,900	12,402

		9,826,395

Building Products — 0.2%
Universal Forest Products, Inc.	24,000	2,452,320

Capital Markets — 1.4%
BGC Partners, Inc. (Class A Stock)	123,000	1,258,290
Donnelley Financial Solutions, Inc.*	3,379	77,649
Federated Investors, Inc. (Class B Stock)(a)	59,388	1,679,493
GAIN Capital Holdings, Inc.	25,100	165,158
Hercules Capital, Inc.	364,196	5,138,806
Houlihan Lokey, Inc.	15,300	476,136
INTL. FCStone, Inc.*	18,900	748,440
Janus Capital Group, Inc.	38,500	510,895
KCG Holdings, Inc. (Class A Stock)*	132,600	1,756,950
Piper Jaffray Cos.*(a)	43,800	3,175,500

		14,987,317

Chemicals — 2.4%
FutureFuel Corp.	51,700	718,630
Ingevity Corp.*	46,308	2,540,457
Innophos Holdings, Inc.	83,769	4,377,768
Innospec, Inc.	4,300	294,550
Minerals Technologies, Inc.	46,900	3,623,025
Olin Corp.(a)	185,520	4,751,167
OMNOVA Solutions, Inc.*	14,800	148,000
Rayonier Advanced Materials, Inc.(a)	45,300	700,338
Trinseo SA	75,400	4,471,220
Valvoline, Inc.	182,972	3,933,898

		25,559,053

Commercial Services & Supplies — 3.9%
ABM Industries, Inc.	82,100	3,352,964
ACCO Brands Corp.*	448,100	5,847,705
CECO Environmental Corp.	63,800	890,010
Clean Harbors, Inc.*(a)	79,958	4,449,663
Essendant, Inc.	12,200	254,980
Kimball International, Inc. (Class B Stock)	27,500	482,900
LSC Communications, Inc.	3,379	100,289
Matthews International Corp. (Class A Stock)	46,441	3,568,991
Multi-Color Corp.	30,200	2,343,519
Quad/Graphics, Inc.	196,300	5,276,544
RR Donnelley & Sons Co.	8,811	143,796
Team, Inc.*	131,484	5,160,747
Tetra Tech, Inc.	116,712	5,036,123
TRC Cos., Inc.*	6,955	73,723

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Viad Corp.	43,800	$1,931,580
VSE Corp.	38,600	1,499,224
West Corp.	39,200	970,592

		41,383,350

Communications Equipment — 0.9%
Extreme Networks, Inc.*	393,800	1,980,814
Ixia*	405,205	6,523,801
Oclaro, Inc.*	86,600	775,070

		9,279,685

Construction & Engineering — 1.3%
EMCOR Group, Inc.	144,179	10,202,106
HC2 Holdings, Inc.*	315,400	1,870,322
Orion Group Holdings, Inc.*	18,000	179,100
Tutor Perini Corp.*	47,400	1,327,200

		13,578,728

Construction Materials
Forterra, Inc.*	24,600	532,836

Consumer Finance — 1.3%
EZCORP, Inc. (Class A Stock)*	188,900	2,011,785
FirstCash, Inc.	101,340	4,762,980
SLM Corp.*	639,683	7,049,307

		13,824,072

Containers & Packaging — 0.8%
Berry Plastics Group, Inc.*	93,056	4,534,619
Silgan Holdings, Inc.	74,601	3,818,079

		8,352,698

Diversified Consumer Services — 0.2%
Career Education Corp.*	30,400	306,736
K12, Inc.*	86,400	1,482,624

		1,789,360

Diversified Financial Services
Marlin Business Services Corp.	8,900	186,010

Diversified Telecommunication Services — 0.8%
Cogent Communications Holdings, Inc.	66,471	2,748,576
IDT Corp. (Class B Stock)	71,600	1,327,464
Inteliquent, Inc.	215,600	4,941,552

		9,017,592

Electric Utilities — 2.9%
El Paso Electric Co.	33,700	1,567,050
Genie Energy Ltd. (Class B Stock)(a)	35,600	204,700
Great Plains Energy, Inc.	193,003	5,278,632
IDACORP, Inc.	90,919	7,323,525
MGE Energy, Inc.	15,400	1,005,620
Portland General Electric Co.	278,518	12,068,185
Spark Energy, Inc. (Class A Stock)(a)	54,300	1,645,290
Westar Energy, Inc.	27,700	1,560,895

		30,653,897

Electrical Equipment — 1.4%
Generac Holdings, Inc.*(a)	104,316	4,249,834
General Cable Corp.	332,900	6,341,745
Regal Beloit Corp.	65,035	4,503,674

		15,095,253

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components — 3.3%
Benchmark Electronics, Inc.*	119,700	$3,650,850
Coherent, Inc.*	26,167	3,594,953
Insight Enterprises, Inc.*	187,700	7,590,588
Kimball Electronics, Inc.*	120,875	2,199,925
Novanta, Inc.*	12,400	260,400
Plexus Corp.*(a)	74,500	4,025,980
Sanmina Corp.*	233,868	8,571,262
Tech Data Corp.*	18,700	1,583,516
Vishay Intertechnology, Inc.(a)	182,600	2,958,120
Vishay Precision Group, Inc.*	24,200	457,380

		34,892,974

Energy Equipment & Services — 0.9%
Archrock, Inc.	119,000	1,570,800
Atwood Oceanics, Inc.(a)	136,300	1,789,619
Helix Energy Solutions Group, Inc.*	122,800	1,083,096
McDermott International, Inc.*(a)	346,800	2,562,852
Seadrill Ltd. (United Kingdom)*(a)	550,300	1,876,523
Superior Energy Services, Inc.*(a)	27,669	467,053

		9,349,943

Equity Real Estate Investment Trusts (REITs) — 7.8%
Agree Realty Corp.	3,600	165,780
American Assets Trust, Inc.	13,100	564,348
American Campus Communities, Inc.	41,400	2,060,478
Armada Hoffler Properties, Inc.	21,000	305,970
Ashford Hospitality Trust, Inc.	573,000	4,446,480
Bluerock Residential Growth REIT, Inc.(a)	31,900	437,668
Cedar Realty Trust, Inc.	54,100	353,273
Chatham Lodging Trust	28,300	581,565
Chesapeake Lodging Trust	46,200	1,194,732
CoreSite Realty Corp.(a)	32,300	2,563,651
Corporate Office Properties Trust	187,846	5,864,552
Cousins Properties, Inc.	337,408	2,871,342
CyrusOne, Inc.	8,200	366,786
DCT Industrial Trust, Inc.	87,300	4,179,924
DiamondRock Hospitality Co.(a)	362,200	4,176,166
EastGroup Properties, Inc.	4,800	354,432
Education Realty Trust, Inc.	136,415	5,770,354
Equity One, Inc.	139,457	4,279,935
FelCor Lodging Trust, Inc.	33,700	269,937
First Industrial Realty Trust, Inc.	112,200	3,147,210
Franklin Street Properties Corp.	11,900	154,224
Government Properties Income Trust(a)	10,800	205,902
Gramercy Property Trust	254,500	2,336,310
Highwoods Properties, Inc.	34,400	1,754,744
Hudson Pacific Properties, Inc.	22,700	789,506
InfraREIT, Inc.	39,300	703,863
Kite Realty Group Trust	75,000	1,761,000
Lexington Realty Trust	256,136	2,766,269
LTC Properties, Inc.	31,400	1,475,172
National Storage Affiliates Trust	36,600	807,762
New Senior Investment Group, Inc.	94,000	920,260
NexPoint Residential Trust, Inc.	30,200	674,668
Parkway, Inc.*	43,074	958,397
QTS Realty Trust, Inc. (Class A Stock)	16,700	829,155
RAIT Financial Trust	537,300	1,805,328
Ramco-Gershenson Properties Trust	29,500	489,110
Retail Opportunity Investments Corp.	231,000	4,881,030

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Rexford Industrial Realty, Inc.	65,300	$1,514,307
RLJ Lodging Trust	47,900	1,173,071
Silver Bay Realty Trust Corp.	70,800	1,213,512
Summit Hotel Properties, Inc.	243,900	3,909,717
Sun Communities, Inc.	15,300	1,172,133
Sunstone Hotel Investors, Inc.	189,602	2,891,431
Xenia Hotels & Resorts, Inc.	216,900	4,212,198

		83,353,652

Food & Staples Retailing — 1.0%
Performance Food Group Co.*	138,027	3,312,647
SpartanNash Co.	154,600	6,112,884
SUPERVALU, Inc.*	199,600	932,132
US Foods Holding Corp.*	27,500	755,700

		11,113,363

Food Products — 2.3%
Darling Ingredients, Inc.*	276,019	3,563,405
Dean Foods Co.(a)	113,400	2,469,852
Hain Celestial Group, Inc. (The)*	160,328	6,257,602
Post Holdings, Inc.*(a)	7,900	635,081
Snyder’s-Lance, Inc.(a)	75,935	2,911,348
TreeHouse Foods, Inc.*(a)	116,468	8,407,825

		24,245,113

Gas Utilities — 1.0%
New Jersey Resources Corp.	95,500	3,390,250
Southwest Gas Corp.	54,000	4,137,480
Spire, Inc.	24,900	1,607,295
WGL Holdings, Inc.	18,100	1,380,668

		10,515,693

Health Care Equipment & Supplies — 0.6%
AngioDynamics, Inc.*	46,900	791,203
ICU Medical, Inc.*	34,900	5,142,515

		5,933,718

Health Care Providers & Services — 2.5%
Cross Country Healthcare, Inc.*	164,200	2,563,162
Envision Healthcare Corp.*(a)	97,300	6,158,117
HealthSouth Corp.(a)	141,838	5,849,399
Healthways, Inc.*(a)	67,200	1,528,800
Kindred Healthcare, Inc.(a)	107,900	847,015
Molina Healthcare, Inc.*(a)	55,400	3,006,004
Patterson Cos., Inc.(a)	128,813	5,285,197
WellCare Health Plans, Inc.*	7,700	1,055,516

		26,293,210

Hotels, Restaurants & Leisure — 0.3%
Buffalo Wild Wings, Inc.*	17,743	2,739,519
Pinnacle Entertainment, Inc.*	26,700	387,150
Speedway Motorsports, Inc.	7,918	171,583

		3,298,252

Household Durables — 0.5%
Beazer Homes USA, Inc.*	114,900	1,528,170
Ethan Allen Interiors, Inc.	44,588	1,643,068
Lifetime Brands, Inc.	83,100	1,475,025
NACCO Industries, Inc. (Class A Stock)	5,800	525,190

		5,171,453

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products — 0.6%
Central Garden & Pet Co. (Class A Stock)*	218,800	$6,760,920

Independent Power & Renewable Electricity Producers — 0.6%
Ormat Technologies, Inc.	62,700	3,361,974
TerraForm Global, Inc. (Class A Stock)(a)	691,200	2,730,240

		6,092,214

Insurance — 4.5%
American Equity Investment Life Holding Co.	263,100	5,930,274
AMERISAFE, Inc.	1,700	105,995
AmTrust Financial Services, Inc.(a)	56,338	1,542,534
Aspen Insurance Holdings Ltd. (Bermuda)	28,900	1,589,499
Assured Guaranty Ltd.	22,200	838,494
CNO Financial Group, Inc.	232,046	4,443,681
First American Financial Corp.	55,000	2,014,650
Hanover Insurance Group, Inc. (The)	65,091	5,923,932
Horace Mann Educators Corp.	179,922	7,700,662
Infinity Property & Casualty Corp.	49,034	4,310,089
Kinsale Capital Group, Inc.	17,000	578,170
Maiden Holdings Ltd.	86,200	1,504,190
Selective Insurance Group, Inc.	36,400	1,567,020
Stewart Information Services Corp.(a)	102,700	4,732,416
United Fire Group, Inc.	6,900	339,273
Universal Insurance Holdings, Inc.(a)	5,000	142,000
Validus Holdings Ltd.	92,944	5,112,849

		48,375,728

Internet Software & Services — 0.4%
Bankrate, Inc.*	44,400	490,620
Intralinks Holdings, Inc.*	46,892	633,980
RetailMeNot, Inc.*	309,900	2,882,070

		4,006,670

IT Services — 2.2%
Blackhawk Network Holdings, Inc.*	176,379	6,645,079
CACI International, Inc. (Class A Stock)*	29,566	3,675,054
CSRA, Inc.	157,551	5,016,424
Datalink Corp.*	37,800	425,628
Sykes Enterprises, Inc.*	93,300	2,692,638
Unisys Corp.*(a)	99,800	1,492,010
Virtusa Corp.*(a)	130,421	3,276,176

		23,223,009

Leisure Products — 0.4%
Acushnet Holdings Corp.*(a)	26,600	524,286
Arctic Cat, Inc.*(a)	66,760	1,002,735
Callaway Golf Co.	215,270	2,359,359
JAKKS Pacific, Inc.*(a)	134,700	693,705

		4,580,085

Life Sciences Tools & Services — 0.6%
Charles River Laboratories International, Inc.*	55,427	4,222,983
PerkinElmer, Inc.	35,913	1,872,863

		6,095,846

Machinery — 4.3%
Actuant Corp. (Class A Stock)(a)	120,496	3,126,871
Altra Industrial Motion Corp.(a)	72,307	2,668,128
Columbus McKinnon Corp.	44,000	1,189,760

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
EnPro Industries, Inc.	86,946	$5,856,683
FreightCar America, Inc.	56,613	845,232
Global Brass & Copper Holdings, Inc.	191,200	6,558,160
Hurco Cos., Inc.	5,000	165,500
Hyster-Yale Materials Handling, Inc.	16,100	1,026,697
ITT, Inc.	88,704	3,421,313
Joy Global, Inc.	206,600	5,784,800
Kadant, Inc.	47,600	2,913,120
Kennametal, Inc.	14,900	465,774
Meritor, Inc.*	252,300	3,133,566
Standex International Corp.	49,062	4,310,097
TriMas Corp.*	190,099	4,467,327

		45,933,028

Media — 0.3%
Sinclair Broadcast Group, Inc. (Class A Stock)	68,316	2,278,339
tronc, Inc.(a)	85,500	1,185,885

		3,464,224

Metals & Mining — 1.0%
AK Steel Holding Corp.*(a)	591,300	6,037,173
Allegheny Technologies, Inc.(a)	198,801	3,166,900
Commercial Metals Co.(a)	20,100	437,778
Ryerson Holding Corp.*	6,700	89,445
Schnitzer Steel Industries, Inc. (Class A Stock)	16,100	413,770

		10,145,066

Mortgage Real Estate Investment Trusts (REITs) — 1.5%
AG Mortgage Investment Trust, Inc.	15,100	258,361
Blackstone Mortgage Trust, Inc. (Class A Stock)	253,482	7,622,204
Capstead Mortgage Corp.	410,003	4,177,931
Orchid Island Capital, Inc.(a)	12,400	134,292
Redwood Trust, Inc.(a)	236,500	3,597,165

		15,789,953

Multi-Utilities — 0.4%
NorthWestern Corp.	68,067	3,870,970
Unitil Corp.	12,700	575,818

		4,446,788

Oil, Gas & Consumable Fuels — 3.7%
Abraxas Petroleum Corp.*	632,535	1,625,615
Bill Barrett Corp.*(a)	259,400	1,813,206
Callon Petroleum Co.*	265,841	4,085,976
Carrizo Oil & Gas, Inc.*	139,407	5,206,851
Clayton Williams Energy, Inc.*	12,500	1,490,750
Delek US Holdings, Inc.	102,500	2,467,175
Denbury Resources, Inc.*(a)	769,300	2,831,024
Eclipse Resources Corp.*	309,500	826,365
EP Energy Corp. (Class A Stock)*(a)	173,300	1,135,115
Green Plains, Inc.	21,600	601,560
Northern Oil and Gas, Inc.*(a)	152,791	420,175
Oasis Petroleum, Inc.*	57,500	870,550
Renewable Energy Group, Inc.*(a)	158,200	1,534,540
REX American Resources Corp.*(a)	3,900	385,125
SemGroup Corp. (Class A Stock)	78,400	3,273,200
Synergy Resources Corp.*(a)	448,683	3,997,766

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Westmoreland Coal Co.*	110,700	$1,956,069
World Fuel Services Corp.	104,366	4,791,443

		39,312,505

Paper & Forest Products — 0.3%
P.H. Glatfelter Co.	26,600	635,474
Schweitzer-Mauduit International, Inc.	67,300	3,064,169

		3,699,643

Pharmaceuticals — 0.3%
Amphastar Pharmaceuticals, Inc.*	39,800	733,116
Impax Laboratories, Inc.*	6,500	86,125
Lannett Co., Inc.*(a)	17,200	379,260
Medicines Co. (The)*(a)	30,900	1,048,746
Revance Therapeutics, Inc.*(a)	30,600	633,420

		2,880,667

Professional Services — 2.3%
Acacia Research Corp.*	231,000	1,501,500
Huron Consulting Group, Inc.*	102,575	5,195,424
Kelly Services, Inc. (Class A Stock)	101,700	2,330,964
Korn/Ferry International	192,263	5,658,300
TriNet Group, Inc.*	316,516	8,109,140
TrueBlue, Inc.*	48,800	1,202,920

		23,998,248

Road & Rail — 1.0%
ArcBest Corp.	222,200	6,143,830
Roadrunner Transportation Systems, Inc.*	133,100	1,382,909
YRC Worldwide, Inc.*(a)	267,900	3,557,712

		11,084,451

Semiconductors & Semiconductor Equipment — 2.6%
Alpha & Omega Semiconductor Ltd.*	109,819	2,335,850
Amkor Technology, Inc.*	577,600	6,093,680
First Solar, Inc.*(a)	43,800	1,405,542
IXYS Corp.	184,100	2,190,790
MACOM Technology Solutions Holdings, Inc.*(a)	100,126	4,633,831
MKS Instruments, Inc.	44,026	2,615,144
Semtech Corp.*	154,429	4,872,235
Ultra Clean Holdings, Inc.*	289,200	2,805,240
Xcerra Corp.*	94,500	721,980

		27,674,292

Software — 1.8%
A10 Networks, Inc.*	168,700	1,401,897
BroadSoft, Inc.*	86,395	3,563,794
Mentor Graphics Corp.(a)	31,900	1,176,791
PTC, Inc.*	83,123	3,846,101
QAD, Inc. (Class A Stock)	8,500	258,400
RingCentral, Inc. (Class A Stock)*	9,400	193,640
Rubicon Project, Inc. (The)*	37,600	278,992
Take-Two Interactive Software, Inc.*	91,900	4,529,751
TiVo Corp.*	171,550	3,585,395
VASCO Data Security International, Inc.*	24,900	339,885

		19,174,646

Specialty Retail — 3.2%
Caleres, Inc.	54,800	1,798,536

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Children’s Place, Inc. (The)(a)	44,000	$4,441,800
DSW, Inc. (Class A Stock)(a)	156,627	3,547,602
Express, Inc.*	85,360	918,474
Murphy USA, Inc.*	108,111	6,645,583
Office Depot, Inc.	1,139,200	5,149,184
Rent-A-Center, Inc.(a)	362,600	4,079,250
Tailored Brands, Inc.	263,060	6,721,183
Tilly’s, Inc. (Class A Stock)*	59,400	783,486

		34,085,098

Technology Hardware, Storage & Peripherals — 0.4%
Diebold Nixdorf, Inc.(a)	191,412	4,814,012

Textiles, Apparel & Luxury Goods — 1.0%
Iconix Brand Group, Inc.*(a)	403,800	3,771,492
Movado Group, Inc.	19,400	557,750
Oxford Industries, Inc.	44,243	2,660,332
Perry Ellis International, Inc.*	37,300	929,143
Steven Madden Ltd.*	76,920	2,749,889

		10,668,606

Thrifts & Mortgage Finance — 2.4%
Charter Financial Corp.	39,300	655,131
Dime Community Bancshares, Inc.	71,600	1,439,160
First Defiance Financial Corp.	14,800	750,952
Flagstar Bancorp, Inc.*	206,370	5,559,608
HomeStreet, Inc.*	168,800	5,334,080
Meta Financial Group, Inc.	31,800	3,272,220
MGIC Investment Corp.*	117,000	1,192,230
PennyMac Financial Services, Inc. (Class A Stock)*	128,500	2,139,525
Provident Financial Holdings, Inc.	8,800	177,936
Provident Financial Services, Inc.	25,100	710,330
United Community Financial Corp.	38,100	340,614
Walker & Dunlop, Inc.*	121,300	3,784,560
WSFS Financial Corp.	5,000	231,750

		25,588,096

Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.	4,300	255,420
MRC Global, Inc.*	229,600	4,651,696

		4,907,116

Water Utilities — 0.1%
Artesian Resources Corp. (Class A Stock)	6,000	191,640
California Water Service Group	22,700	769,530
Consolidated Water Co., Ltd. (Cayman Islands)	52,200	566,370

		1,527,540

Wireless Telecommunication Services
NII Holdings, Inc.*	100	215

TOTAL COMMON STOCKS (cost $819,974,595)		1,042,057,140

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
UNAFFILIATED EXCHANGE TRADED FUND — 0.4%
iShares Russell 2000 Value ETF(a) (cost $4,118,242)	35,277	$4,195,846

TOTAL LONG-TERM INVESTMENTS (cost $824,092,837)		1,046,252,986

SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	28,458,402	28,458,402
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $153,046,780; includes $152,932,720 of cash collateral for securities on loan)(b)(w)	153,022,161	153,052,765

TOTAL SHORT-TERM INVESTMENTS (cost $181,505,182)(Note 4)		181,511,167

Value (Note 2)
TOTAL INVESTMENTS — 115.2% (cost $1,005,598,019)	$1,227,764,153
Liabilities in excess of other assets(z) — (15.2)%	(162,166,062)

NET ASSETS — 100.0%	$1,065,598,091

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $148,127,097; cash collateral of $152,932,720 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
314	Russell 2000 Mini Index	Mar. 2017	$21,768,835	$21,303,330	$(465,505)

Cash of $1,321,000 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$21,192,501	$—	$—
Air Freight & Logistics	2,659,650	—	—
Airlines	6,065,387	—	—
Auto Components	19,960,247	—	—
Banks	193,164,752	—	—
Biotechnology	9,826,395	—	—
Building Products	2,452,320	—	—
Capital Markets	14,987,317	—	—
Chemicals	25,559,053	—	—
Commercial Services & Supplies	41,383,350	—	—
Communications Equipment	9,279,685	—	—
Construction & Engineering	13,578,728	—	—
Construction Materials	532,836	—	—
Consumer Finance	13,824,072	—	—
Containers & Packaging	8,352,698	—	—
Diversified Consumer Services	1,789,360	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Diversified Financial Services	$186,010	$—	$—
Diversified Telecommunication Services	9,017,592	—	—
Electric Utilities	30,653,897	—	—
Electrical Equipment	15,095,253	—	—
Electronic Equipment, Instruments & Components	34,892,974	—	—
Energy Equipment & Services	9,349,943	—	—
Equity Real Estate Investment Trusts (REITs)	83,353,652	—	—
Food & Staples Retailing	11,113,363	—	—
Food Products	24,245,113	—	—
Gas Utilities	10,515,693	—	—
Health Care Equipment & Supplies	5,933,718	—	—
Health Care Providers & Services	26,293,210	—	—
Hotels, Restaurants & Leisure	3,298,252	—	—
Household Durables	5,171,453	—	—
Household Products	6,760,920	—	—
Independent Power & Renewable Electricity Producers	6,092,214	—	—
Insurance	48,375,728	—	—
Internet Software & Services	4,006,670	—	—
IT Services	23,223,009	—	—
Leisure Products	4,580,085	—	—
Life Sciences Tools & Services	6,095,846	—	—
Machinery	45,933,028	—	—
Media	3,464,224	—	—
Metals & Mining	10,145,066	—	—
Mortgage Real Estate Investment Trusts (REITs)	15,789,953	—	—
Multi-Utilities	4,446,788	—	—
Oil, Gas & Consumable Fuels	39,312,505	—	—
Paper & Forest Products	3,699,643	—	—
Pharmaceuticals	2,880,667	—	—
Professional Services	23,998,248	—	—
Road & Rail	11,084,451	—	—
Semiconductors & Semiconductor Equipment	27,674,292	—	—
Software	19,174,646	—	—
Specialty Retail	34,085,098	—	—
Technology Hardware, Storage & Peripherals	4,814,012	—	—
Textiles, Apparel & Luxury Goods	10,668,606	—	—
Thrifts & Mortgage Finance	25,588,096	—	—
Trading Companies & Distributors	4,907,116	—	—
Water Utilities	1,527,540	—	—
Wireless Telecommunication Services	215	—	—
Unaffiliated Exchange Traded Fund	4,195,846	—	—
Affiliated Mutual Funds	181,511,167	—	—
Other Financial Instruments*
Futures Contracts	(465,505)	—	—

Total	$1,227,298,648	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	18.1%
Affiliated Mutual Funds (14.4% represents investments purchased with collateral from securities on loan)	17.0
Equity Real Estate Investment Trusts (REITs)	7.8
Insurance	4.5

Machinery	4.3%
Commercial Services & Supplies	3.9
Oil, Gas & Consumable Fuels	3.7
Electronic Equipment, Instruments & Components	3.3
Specialty Retail	3.2
Electric Utilities	2.9
Semiconductors & Semiconductor Equipment	2.6
Health Care Providers & Services	2.5
Chemicals	2.4
Thrifts & Mortgage Finance	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Food Products	2.3%
Professional Services	2.3
IT Services	2.2
Aerospace & Defense	2.0
Auto Components	1.9
Software	1.8
Mortgage Real Estate Investment Trusts (REITs)	1.5
Capital Markets	1.4
Electrical Equipment	1.4
Construction & Engineering	1.3
Consumer Finance	1.3
Food & Staples Retailing	1.0
Gas Utilities	1.0
Metals & Mining	1.0
Road & Rail	1.0
Textiles, Apparel & Luxury Goods	1.0
Biotechnology	0.9
Communications Equipment	0.9
Energy Equipment & Services	0.9
Containers & Packaging	0.8
Diversified Telecommunication Services	0.8
Airlines	0.6
Health Care Equipment & Supplies	0.6

Household Products	0.6%
Independent Power & Renewable Electricity Producers	0.6
Life Sciences Tools & Services	0.6
Household Durables	0.5
Trading Companies & Distributors	0.5
Internet Software & Services	0.4
Leisure Products	0.4
Multi-Utilities	0.4
Technology Hardware, Storage & Peripherals	0.4
Unaffiliated Exchange Traded Fund	0.4
Hotels, Restaurants & Leisure	0.3
Media	0.3
Paper & Forest Products	0.3
Pharmaceuticals	0.3
Air Freight & Logistics	0.2
Building Products	0.2
Diversified Consumer Services	0.2
Water Utilities	0.1

115.2
Liabilities in excess of other assets	(15.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$465,505	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,209,588

Change in Unrealized Appreciation (Depreciation) Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(456,945)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long position was $17,166,482.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$148,127,097	$(148,127,097)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $148,127,097:
Unaffiliated investments (cost $824,092,837)	$1,046,252,986
Affiliated investments (cost $181,505,182)	181,511,167
Deposit with broker for futures	1,321,000
Receivable for investments sold	2,814,993
Dividends receivable	1,605,958
Receivable for fund share sold	1,384,121
Tax reclaim receivable	2,125
Prepaid expenses	13,065

Total Assets	1,234,905,415

LIABILITIES:
Payable to broker for collateral for securities on loan	152,932,720
Payable for fund share repurchased	10,454,278
Payable for investments purchased	5,280,670
Advisory fees payable	397,452
Accrued expenses and other liabilities	115,767
Due to broker-variation margin futures	89,490
Distribution fee payable	36,601
Affiliated transfer agent fee payable	346

Total Liabilities	169,307,324

NET ASSETS	$1,065,598,091

Net assets were comprised of:
Paid-in capital	$356,295,523
Retained earnings	709,302,568

Net assets, December 31, 2016	$1,065,598,091

Net asset value and redemption price per share, $1,065,598,091 / 39,934,672 outstanding shares of beneficial interest	$26.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $250 foreign withholding tax)	$13,015,917
Income from securities lending, net (including affiliated income of $419,472)	665,778
Affiliated dividend income	116,336

13,798,031

EXPENSES
Advisory fees	6,687,206
Distribution fee	2,324,628
Custodian and accounting fees	173,000
Audit fee	27,000
Trustees’ fees	18,000
Insurance expenses	12,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	4,000
Loan interest expense	3,617
Miscellaneous	10,656

Total expenses	9,280,107

NET INVESTMENT INCOME (LOSS)	4,517,924

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $20,959)	38,349,387
Futures transactions	3,209,588
Foreign currency transactions	(82)

41,558,893

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,985)	189,666,417
Futures	(456,945)
Foreign currencies	46

189,209,518

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	230,768,411

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$235,286,335

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$4,517,924	$7,506,480
Net realized gain (loss) on investment and foreign currency transactions	41,558,893	118,796,837
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	189,209,518	(171,667,773)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	235,286,335	(45,364,456)

FUND SHARE TRANSACTIONS:
Fund share sold [8,552,311 and 3,063,194 shares, respectively]	190,305,364	63,984,495
Fund share repurchased [14,159,648 and 11,113,975 shares, respectively]	(302,153,916)	(234,743,506)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(111,848,552)	(170,759,011)

CAPITAL CONTRIBUTIONS (NOTE 4)	1,583,495	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	125,021,278	(216,123,467)
NET ASSETS:
Beginning of year	940,576,813	1,156,700,280

End of year	$1,065,598,091	$940,576,813

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 98.5%	Shares	Value (Note 2)
Aerospace & Defense — 3.3%
Boeing Co. (The)	295,222	$45,960,161
Textron, Inc.	196,200	9,527,472

		55,487,633

Air Freight & Logistics — 1.3%
FedEx Corp.	113,000	21,040,600

Airlines — 4.0%
Alaska Air Group, Inc.	348,613	30,932,431
American Airlines Group, Inc.(a)	757,798	35,381,589

		66,314,020

Automobiles — 2.0%
Ferrari NV (Italy)	182,030	10,583,224
Tesla Motors, Inc.*(a)	107,800	23,035,782

		33,619,006

Banks — 0.6%
Citizens Financial Group, Inc.	205,000	7,304,150
First Republic Bank	34,753	3,202,141

		10,506,291

Biotechnology — 4.2%
Alexion Pharmaceuticals, Inc.*	184,758	22,605,141
Biogen, Inc.*	59,830	16,966,591
Celgene Corp.*	106,916	12,375,527
Incyte Corp.*	40,600	4,070,962
Vertex Pharmaceuticals, Inc.*	181,500	13,371,105

		69,389,326

Capital Markets — 7.7%
CME Group, Inc.	98,841	11,401,309
Intercontinental Exchange, Inc.	433,250	24,443,965
Morgan Stanley	1,037,270	43,824,658
State Street Corp.	286,481	22,265,303
TD Ameritrade Holding Corp.	614,856	26,807,722

		128,742,957

Communications Equipment — 0.3%
Palo Alto Networks, Inc.*(a)	35,000	4,376,750

Construction Materials — 0.8%
Vulcan Materials Co.	109,400	13,691,410

Equity Real Estate Investment Trusts (REITs) — 0.5%
Crown Castle International Corp.	99,700	8,650,969

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	70,100	11,223,711

Health Care Equipment & Supplies — 5.2%
Danaher Corp.	430,500	33,510,120
Intuitive Surgical, Inc.*	53,467	33,907,167
Stryker Corp.	165,321	19,807,109

		87,224,396

Health Care Providers & Services — 6.8%
Aetna, Inc.	135,200	16,766,152
Anthem, Inc.	59,500	8,554,315
Centene Corp.*	197,500	11,160,725
Cigna Corp.	101,900	13,592,441
Humana, Inc.	114,126	23,285,128

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	251,800	$40,298,072

		113,656,833

Hotels, Restaurants & Leisure — 4.5%
Hilton Grand Vacations, Inc.*	51,501	1,339,023
Hilton Worldwide Holdings, Inc.*	296,147	16,483,526
MGM Resorts International*	1,199,923	34,593,780
Park Hotels & Resorts, Inc.*	173,235	5,179,721
Starbucks Corp.	198,230	11,005,730
Yum! Brands, Inc.	102,100	6,465,993

		75,067,773

Internet & Direct Marketing Retail — 14.6%
Amazon.com, Inc.*	186,947	140,185,947
Netflix, Inc.*	125,500	15,536,900
Priceline Group, Inc. (The)*	59,700	87,523,782

		243,246,629

Internet Software & Services — 12.8%
Alibaba Group Holding Ltd. (China), ADR*(a)	227,200	19,950,432
Alphabet, Inc. (Class A Stock)*	90,260	71,526,537
Alphabet, Inc. (Class C Stock)*	52,013	40,144,674
Facebook, Inc. (Class A Stock)*	566,300	65,152,815
Tencent Holdings Ltd. (China), ADR	646,200	15,650,964

		212,425,422

IT Services — 5.9%
PayPal Holdings, Inc.*	875,100	34,540,197
Visa, Inc. (Class A Stock)(a)	807,800	63,024,556

		97,564,753

Life Sciences Tools & Services — 0.2%
Illumina, Inc.*	29,876	3,825,323

Machinery — 0.9%
Fortive Corp.	276,750	14,842,103

Multiline Retail — 1.3%
Dollar General Corp.	283,000	20,961,810

Pharmaceuticals — 2.1%
Allergan PLC*(a)	68,353	14,354,814
Bristol-Myers Squibb Co.	240,800	14,072,352
Merck & Co., Inc.	111,646	6,572,600

		34,999,766

Semiconductors & Semiconductor Equipment — 3.7%
ASML Holding NV (Netherlands)(a)	196,200	22,013,640
NVIDIA Corp.	78,822	8,413,460
NXP Semiconductors NV (Netherlands)*	312,314	30,609,895

		61,036,995

Software — 8.5%
Intuit, Inc.	118,611	13,594,007
Microsoft Corp.	1,033,900	64,246,546
Red Hat, Inc.*	180,600	12,587,820
salesforce.com, Inc.*	360,300	24,666,138
ServiceNow, Inc.*	251,730	18,713,608
Workday, Inc. (Class A Stock)*(a)	127,000	8,393,430

		142,201,549

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 3.4%
Home Depot, Inc. (The)	110,300	$14,789,024
Lowe’s Cos., Inc.	90,000	6,400,800
O’Reilly Automotive, Inc.*(a)	35,400	9,855,714
Ross Stores, Inc.	188,800	12,385,280
Tractor Supply Co.	177,082	13,424,586

		56,855,404

Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	152,800	17,697,296

Tobacco — 1.1%
Philip Morris International, Inc.	195,600	17,895,444

Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc.*	293,400	16,873,434

TOTAL LONG-TERM INVESTMENTS (cost $1,326,747,803)		1,639,417,603

SHORT-TERM INVESTMENTS — 10.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	23,028,779	23,028,779
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $154,020,025; includes $153,872,578 of cash collateral for securities on loan)(b)(w)	153,984,598	154,015,395

TOTAL SHORT-TERM INVESTMENTS (cost $177,048,804)(Note 4)		177,044,174

TOTAL INVESTMENTS — 109.2% (cost $1,503,796,607)		1,816,461,777
Liabilities in excess of other assets — (9.2)%		(152,692,639)

NET ASSETS — 100.0%		$1,663,769,138

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $150,266,208; cash collateral of $153,872,578 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$55,487,633	$—	$—
Air Freight & Logistics	21,040,600	—	—
Airlines	66,314,020	—	—
Automobiles	33,619,006	—	—
Banks	10,506,291	—	—
Biotechnology	69,389,326	—	—
Capital Markets	128,742,957	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Communications Equipment	$4,376,750	$—	$—
Construction Materials	13,691,410	—	—
Equity Real Estate Investment Trusts (REITs)	8,650,969	—	—
Food & Staples Retailing	11,223,711	—	—
Health Care Equipment & Supplies	87,224,396	—	—
Health Care Providers & Services	113,656,833	—	—
Hotels, Restaurants & Leisure	75,067,773	—	—
Internet & Direct Marketing Retail	243,246,629	—	—
Internet Software & Services	212,425,422	—	—
IT Services	97,564,753	—	—
Life Sciences Tools & Services	3,825,323	—	—
Machinery	14,842,103	—	—
Multiline Retail	20,961,810	—	—
Pharmaceuticals	34,999,766	—	—
Semiconductors & Semiconductor Equipment	61,036,995	—	—
Software	142,201,549	—	—
Specialty Retail	56,855,404	—	—
Technology Hardware, Storage & Peripherals	17,697,296	—	—
Tobacco	17,895,444	—	—
Wireless Telecommunication Services	16,873,434	—	—
Affiliated Mutual Funds	177,044,174	—	—

Total	$1,816,461,777	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Internet & Direct Marketing Retail	14.6%
Internet Software & Services	12.8
Affiliated Mutual Funds (9.2% represents investments purchased with collateral from securities on loan)	10.7
Software	8.5
Capital Markets	7.7
Health Care Providers & Services	6.8
IT Services	5.9
Health Care Equipment & Supplies	5.2
Hotels, Restaurants & Leisure	4.5
Biotechnology	4.2
Airlines	4.0
Semiconductors & Semiconductor Equipment	3.7
Specialty Retail	3.4
Aerospace & Defense	3.3

Pharmaceuticals	2.1%
Automobiles	2.0
Air Freight & Logistics	1.3
Multiline Retail	1.3
Technology Hardware, Storage & Peripherals	1.1
Tobacco	1.1
Wireless Telecommunication Services	1.0
Machinery	0.9
Construction Materials	0.8
Food & Staples Retailing	0.7
Banks	0.6
Equity Real Estate Investment Trusts (REITs)	0.5
Communications Equipment	0.3
Life Sciences Tools & Services	0.2

109.2
Liabilities in excess of other assets	(9.2)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial instruments, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$150,266,208	$(150,266,208)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $150,266,208:
Unaffiliated investments (cost $1,326,747,803)	$1,639,417,603
Affiliated investments (cost $177,048,804)	177,044,174
Receivable for investments sold	6,542,833
Dividends receivable	959,470
Receivable for fund share sold	933,713
Tax reclaim receivable	9,786
Prepaid expenses	14,121

Total Assets	1,824,921,700

LIABILITIES:
Payable to broker for collateral for securities on loan	153,872,578
Payable for investments purchased.	5,682,646
Payable for fund share repurchased	909,705
Advisory fees payable	505,675
Accrued expenses and other liabilities	124,454
Distribution fee payable	56,907
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	251

Total Liabilities	161,152,562

NET ASSETS	$1,663,769,138

Net assets were comprised of:
Paid-in capital	$539,729,512
Retained earnings	1,124,039,626

Net assets, December 31, 2016	$1,663,769,138

Net asset value and redemption price per share, $1,663,769,138 / 66,212,519 outstanding shares of beneficial interest.	$25.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $45,809 foreign withholding tax)	$13,405,509
Income from securities lending, net (including affiliated income of $799,790)	1,572,000
Affiliated dividend income	87,364

15,064,873

EXPENSES
Advisory fees.	11,667,789
Distribution fee	4,219,459
Custodian and accounting fees	229,000
Audit fee	26,000
Trustees’ fees	26,000
Insurance expenses	23,000
Loan interest expense	14,033
Commitment fee on syndicated credit agreement	13,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	2,000
Miscellaneous	12,342

Total expenses.	16,252,623
Less: advisory fee waivers and/or expense reimbursement	(156,824)

Net expenses.	16,095,799

NET INVESTMENT INCOME (LOSS)	(1,030,926)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $49,408)	116,548,662

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,630))	(103,849,707)
Foreign currencies	181

(103,849,526)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	12,699,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,668,210

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(1,030,926)	$(6,191,259)
Net realized gain (loss) on investment transactions	116,548,662	190,723,955
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(103,849,526)	(16,817,514)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,668,210	167,715,182

FUND SHARE TRANSACTIONS:
Fund share sold [13,320,970 and 14,981,334 shares, respectively]	302,089,210	356,324,323
Fund share repurchased [27,991,414 and 14,517,019 shares, respectively]	(630,080,908)	(341,193,688)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(327,991,698)	15,130,635

CAPITAL CONTRIBUTIONS (NOTE 4)	1,230,526	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(315,092,962)	182,845,817
NET ASSETS:
Beginning of year	1,978,862,100	1,796,016,283

End of year	$1,663,769,138	$1,978,862,100

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 96.0%	Shares	Value (Note 2)
Agricultural & Farm Machinery — 0.5%
AGCO Corp.(a)	46,800	$2,707,847

Automotive Retail — 0.5%
Murphy USA, Inc.*	46,875	2,881,406

Commodity Chemicals — 0.4%
Orion Engineered Carbons SA (Luxembourg)	50,400	950,039
Valvoline, Inc.(a)	56,830	1,221,845

		2,171,884

Construction & Engineering — 0.9%
Granite Construction, Inc.	57,700	3,173,500
Valmont Industries, Inc.	12,400	1,747,160

		4,920,660

Construction Materials — 2.7%
Martin Marietta Materials, Inc.	15,200	3,367,256
Vulcan Materials Co.	87,125	10,903,694

		14,270,950

Diversified Chemicals — 1.3%
E.I. du Pont de Nemours & Co.	68,200	5,005,880
Incitec Pivot Ltd. (Australia)	816,568	2,112,945

		7,118,825

Diversified Metals & Mining — 4.4%
Antofagasta PLC (Chile)(a)	335,459	2,777,501
Boliden AB (Sweden)	192,797	5,007,902
Independence Group NL (Australia)	1,005,443	3,084,147
Lundin Mining Corp. (Canada)*	632,456	3,014,723
South32 Ltd. (Australia)	423,440	833,566
Southern Copper Corp. (Peru)(a)	210,500	6,723,370
Western Areas Ltd. (Australia)*	787,789	1,729,663

		23,170,872

Electric Utilities — 3.6%
Edison International	68,400	4,924,116
Exelon Corp.	117,000	4,152,330
PG&E Corp.	87,500	5,317,375
Red Electrica Corp. SA (Spain)	107,141	2,018,560
Southern Co. (The)	51,700	2,543,123

		18,955,504

Electrical Components & Equipment — 0.6%
Legrand SA (France)	55,634	3,156,417

Fertilizers & Agricultural Chemicals — 1.8%
Agrium, Inc. (Canada)	18,300	1,840,065
CF Industries Holdings, Inc.(a)	164,180	5,168,386
Mosaic Co. (The)	35,300	1,035,349
OCI NV (Netherlands)*	41,968	731,969
Yara International ASA (Norway)	23,065	907,355

		9,683,124

Gas Utilities — 1.5%
Atmos Energy Corp.	105,932	7,854,858

Gold — 1.7%
Centamin PLC (United Kingdom)	906,776	1,534,878
Franco-Nevada Corp. (Canada)	40,100	2,397,667
OceanaGold Corp. (Australia)	591,600	1,722,829

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gold (continued)
Randgold Resources Ltd. (United Kingdom) .	45,033	$3,459,790

		9,115,164

Heavy Electrical Equipment — 0.4%
Gamesa Corp. Tecnologica SA (Spain)	64,324	1,300,487
Vestas Wind Systems A/S (Denmark)	16,250	1,052,425

		2,352,912

Independent Power Producers & Energy Traders — 0.5%
NRG Energy, Inc.	215,712	2,644,629

Industrial Gases — 4.6%
Air Liquide SA (France)	22,909	2,547,461
Air Products & Chemicals, Inc.	94,747	13,626,514
Linde AG (Germany)	23,968	3,931,668
Praxair, Inc.	33,500	3,925,865

		24,031,508

Industrial Machinery — 3.9%
Flowserve Corp.(a)	166,800	8,014,740
Mueller Water Products, Inc. (Class A Stock)	172,300	2,293,313
Pentair PLC (United Kingdom)	86,200	4,833,233
Sandvik AB (Sweden)	235,048	2,899,570
Watts Water Technologies, Inc. (Class A Stock)	40,300	2,627,560

		20,668,416

Integrated Oil & Gas — 14.4%
Chevron Corp.	34,300	4,037,110
Exxon Mobil Corp.	190,007	17,150,032
Occidental Petroleum Corp.	184,484	13,140,795
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	409,737	11,772,596
Statoil ASA (Norway)	147,350	2,689,386
Suncor Energy, Inc. (Canada)	114,300	3,736,467
TOTAL SA (France)	459,154	23,551,051

		76,077,437

Metal & Glass Containers — 1.5%
Ball Corp.(a)	78,300	5,877,981
Vidrala SA (Spain)	36,515	1,881,517

		7,759,498

Multi-Utilities — 1.5%
National Grid PLC (United Kingdom)	450,714	5,266,061
NiSource, Inc.	116,704	2,583,827

		7,849,888

Oil & Gas Drilling — 0.9%
Ensco PLC (Class A Stock)	280,400	2,725,487
Rowan Cos. PLC (Class A Stock)*(a)	101,700	1,921,113

		4,646,600

Oil & Gas Equipment & Services — 9.3%
Aker Solutions ASA (Norway), RegS*	455,653	2,178,439
Baker Hughes, Inc.	189,100	12,285,827
Dril-Quip, Inc.*(a)	32,200	1,933,610
FMC Technologies, Inc.*	108,600	3,858,558
Frank’s International NV(a)	126,900	1,562,139
Halliburton Co.	70,900	3,834,981

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas Equipment & Services (continued)
John Wood Group PLC (United Kingdom)	218,862	$2,363,386
Oceaneering International, Inc.	88,200	2,488,122
SBM Offshore NV (Netherlands)	248,010	3,882,940
Schlumberger Ltd.(a)	64,069	5,378,593
Tenaris SA (Luxembourg)	261,756	4,672,499
US Silica Holdings, Inc.	79,600	4,511,728

		48,950,822

Oil & Gas Exploration & Production — 23.2%
Advantage Oil & Gas Ltd. (Canada)*	362,100	2,459,578
Apache Corp.	40,500	2,570,535
ARC Resources Ltd. (Canada)(a)	276,700	4,762,624
Birchcliff Energy Ltd. (Canada)*	338,100	2,359,511
Cairn Energy PLC (United Kingdom)*	275,120	799,361
Canadian Natural Resources Ltd. (Canada)	105,300	3,356,964
Centennial Resource Development, Inc. (Class A Stock)*(a)	159,970	3,154,608
Centennial Resource Develpment, Inc.*^(g)	23,446	439,494
Cimarex Energy Co.	93,163	12,660,852
Comstock Resources, Inc.*(a)	122,273	1,204,389
Concho Resources, Inc.*(a)	78,370	10,391,862
Continental Resources, Inc.*(a)	50,900	2,623,386
Diamondback Energy, Inc.*	37,777	3,817,744
Encana Corp. (Canada)	412,900	4,847,446
EOG Resources, Inc.	85,820	8,676,402
EQT Corp.	127,139	8,314,891
Hess Corp.	60,300	3,756,087
Kelt Exploration Ltd. (Canada)*	438,700	2,212,043
Kosmos Energy Ltd.*(a)	501,900	3,518,319
Lundin Petroleum AB (Sweden)*	105,027	2,276,107
Matador Resources Co.*(a)	135,400	3,487,904
Painted Pony Petroleum Ltd. (Canada)*	81,191	557,540
Parsley Energy, Inc. (Class A Stock)*	42,000	1,480,080
Peyto Exploration & Development Corp. (Canada)(a)	193,200	4,778,738
Pioneer Natural Resources Co.	58,208	10,481,515
Rice Energy, Inc.*	85,500	1,825,425
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	219,155	5,110,597
SM Energy Co.	67,200	2,317,056
Southwestern Energy Co.*	127,100	1,375,222
Tourmaline Oil Corp. (Canada)*	115,375	3,085,775
Woodside Petroleum Ltd. (Australia)	176,256	3,947,841

		122,649,896

Oil & Gas Refining & Marketing — 2.5%
HollyFrontier Corp.(a)	48,100	1,575,756
Marathon Petroleum Corp.	194,656	9,800,930
Western Refining, Inc.(a)	51,570	1,951,925

		13,328,611

Oil & Gas Storage & Transportation — 1.2%
Koninklijke Vopak NV (Netherlands)	78,574	3,707,138
Spectra Energy Corp.	66,900	2,748,921

		6,456,059

Packaged Foods & Meats — 0.2%
Pilgrim’s Pride Corp.	32,700	620,973

COMMON STOCKS (continued)	Shares	Value (Note 2)
Packaged Foods & Meats (continued)
Sanderson Farms, Inc.	4,417	$416,258

		1,037,231

Paper Packaging — 2.3%
Bemis Co., Inc.	88,500	4,232,069
Graphic Packaging Holding Co.	213,000	2,658,240
International Paper Co.	56,000	2,971,360
Orora Ltd. (Australia)	1,066,473	2,293,459

		12,155,128

Precious Metals & Minerals — 0.9%
Fresnillo PLC (Mexico)	150,000	2,228,171
Petra Diamonds Ltd. (South Africa)*	1,219,776	2,341,583

		4,569,754

Specialized REITs — 0.4%
Weyerhaeuser Co.	63,251	1,903,223

Specialty Chemicals — 7.8%
Akzo Nobel NV (Netherlands)	40,025	2,501,043
Ashland Global Holdings, Inc.	41,900	4,579,251
Corbion NV (Netherlands)	77,743	2,079,121
Croda International PLC (United Kingdom)	95,775	3,766,812
Evonik Industries AG (Germany)	45,017	1,341,908
Flotek Industries, Inc.*(a)	102,000	957,780
PolyOne Corp.	41,000	1,313,640
PPG Industries, Inc.	48,100	4,557,956
RPM International, Inc.	199,500	10,739,085
Sherwin-Williams Co. (The)	7,100	1,908,054
Umicore SA (Belgium)	38,435	2,186,629
Victrex PLC (United Kingdom)	221,632	5,270,104

		41,201,383

Steel — 0.5%
Acerinox SA (Spain)	76,974	1,017,090
Worthington Industries, Inc.	28,700	1,361,528

		2,378,618

Water Utilities — 0.1%
United Utilities Group PLC (United Kingdom)	47,560	527,172

TOTAL COMMON STOCKS (cost $455,319,235)		507,196,296

PREFERRED STOCKS — 1.1%
Electric Utilities — 0.7%
NextEra Energy, Inc., CVT, (PRFC), 6.123%(a)	76,364	3,740,309

Multi-Utilities — 0.4%
DTE Energy Co., CVT, (PRFC), 6.500%	40,100	2,125,300

TOTAL PREFERRED STOCKS (cost $5,807,932)		5,865,609

	Units
WARRANTS* — 0.1%
Oil & Gas Exploration & Production
Centennial Resource Development, Inc., expiring 10/11/21 (cost $172,353)	53,390	445,807

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $461,299,520)		$513,507,712

	Shares
SHORT-TERM INVESTMENTS — 12.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	7,487,062	7,487,062
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $58,246,742; includes $58,202,258 of cash collateral for securities on loan)(b)(w)	58,232,706	58,244,352

TOTAL SHORT-TERM INVESTMENTS (cost $65,733,804)(Note 4)		65,731,414

TOTAL INVESTMENTS — 109.6% (cost $527,033,324)		579,239,126
Liabilities in excess of other assets — (9.6)%		(50,754,202)

NET ASSETS — 100.0%		$528,484,924

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $439,494 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,367,784; cash collateral of $58,202,258 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Agricultural & Farm Machinery	$2,707,847	$—	$—
Automotive Retail	2,881,406	—	—
Commodity Chemicals	2,171,884	—	—
Construction & Engineering	4,920,660	—	—
Construction Materials	14,270,950	—	—
Diversified Chemicals	5,005,880	2,112,945	—
Diversified Metals & Mining	9,738,093	13,432,779	—
Electric Utilities	16,936,944	2,018,560	—
Electrical Components & Equipment	—	3,156,417	—
Fertilizers & Agricultural Chemicals	8,043,800	1,639,324	—
Gas Utilities	7,854,858	—	—
Gold	4,120,496	4,994,668	—
Heavy Electrical Equipment	—	2,352,912	—
Independent Power Producers & Energy Traders	2,644,629	—	—
Industrial Gases	17,552,379	6,479,129	—
Industrial Machinery	17,768,846	2,899,570	—
Integrated Oil & Gas	38,064,404	38,013,033	—
Metal & Glass Containers	5,877,981	1,881,517	—
Multi-Utilities	2,583,827	5,266,061	—
Oil & Gas Drilling	4,646,600	—	—
Oil & Gas Equipment & Services	35,853,558	13,097,264	—
Oil & Gas Exploration & Production	115,187,093	7,023,309	439,494

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Oil & Gas Refining & Marketing	$13,328,611	$—	$—
Oil & Gas Storage & Transportation	2,748,921	3,707,138	—
Packaged Foods & Meats	1,037,231	—	—
Paper Packaging	9,861,669	2,293,459	—
Precious Metals & Minerals	—	4,569,754	—
Specialized REITs	1,903,223	—	—
Specialty Chemicals	24,055,766	17,145,617	—
Steel	1,361,528	1,017,090	—
Water Utilities	—	527,172	—
Preferred Stocks
Electric Utilities	3,740,309	—	—
Multi-Utilities	2,125,300	—	—
Warrants
Oil & Gas Exploration & Production	445,807	—	—
Affiliated Mutual Funds	65,731,414	—	—

Total	$445,171,914	$133,627,718	$439,494

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Oil & Gas Exploration & Production	23.3%
Integrated Oil & Gas	14.4
Affiliated Mutual Funds (11.0% represents investments purchased with collateral from securities on loan)	12.4
Oil & Gas Equipment & Services	9.3
Specialty Chemicals	7.8
Industrial Gases	4.6
Diversified Metals & Mining	4.4
Electric Utilities	4.3
Industrial Machinery	3.9
Construction Materials	2.7
Oil & Gas Refining & Marketing	2.5
Paper Packaging	2.3
Multi-Utilities	1.9
Fertilizers & Agricultural Chemicals	1.8
Gold	1.7
Gas Utilities	1.5

Metal & Glass Containers	1.5%
Diversified Chemicals	1.3
Oil & Gas Storage & Transportation	1.2
Construction & Engineering	0.9
Oil & Gas Drilling	0.9
Precious Metals & Minerals	0.9
Electrical Components & Equipment	0.6
Automotive Retail	0.5
Agricultural & Farm Machinery	0.5
Independent Power Producers & Energy Traders	0.5
Steel	0.5
Heavy Electrical Equipment	0.4
Commodity Chemicals	0.4
Specialized REITs	0.4
Packaged Foods & Meats	0.2
Water Utilities	0.1

109.6
Liabilities in excess of other assets	(9.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$445,807	—	$—

For the year ended December 31, 2016, the Portfolio did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$273,454

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$56,367,784	$(56,367,784)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $56,367,784:
Unaffiliated investments (cost $461,299,520)	$513,507,712
Affiliated investments (cost $65,733,804)	65,731,414
Cash	5,387
Foreign currency, at value (cost $815,007)	818,931
Receivable for investments sold	6,572,755
Receivable for fund share sold	5,160,201
Dividends and interest receivable	804,391
Tax reclaim receivable	504,593
Prepaid expenses	5,461

Total Assets	593,110,845

LIABILITIES:
Payable to broker for collateral for securities on loan	58,202,258
Payable for investments purchased	6,112,715
Advisory fees payable	214,253
Accrued expenses and other liabilities	74,115
Distribution fee payable	17,988
Payable for fund share repurchased	4,246
Affiliated transfer agent fee payable	346

Total Liabilities	64,625,921

NET ASSETS	$528,484,924

Net assets were comprised of:
Paid-in capital	$611,015,433
Retained earnings	(82,530,509)

Net assets, December 31, 2016	$528,484,924

Net asset value and redemption price per share, $528,484,924 / 25,208,431 outstanding shares of beneficial interest	$20.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $434,246 foreign withholding tax)	$9,255,791
Income from securities lending, net (including affiliated income of $235,935)	345,979
Interest income	195,805
Affiliated dividend income	50,048

9,847,623

EXPENSES
Advisory fees	3,391,885
Distribution fee	1,163,282
Custodian and accounting fees	152,000
Audit fee	27,000
Trustees’ fees	13,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	6,000
Insurance expenses	6,000
Loan interest expense	4,288
Shareholders’ reports	2,000
Miscellaneous	12,971

Total expenses	4,794,426
Less: advisory fee waivers and/or expense reimbursement	(9,306)

Net expenses	4,785,120

NET INVESTMENT INCOME (LOSS)	5,062,503

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,142)	(20,931,871)
Foreign currency transactions	(148,621)

(21,080,492)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,390))	105,593,488
Foreign currencies	8,684

105,602,172

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	84,521,680

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,584,183

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,062,503	$4,555,360
Net realized gain (loss) on investment and foreign currency transactions	(21,080,492)	(75,520,366)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	105,602,172	(40,125,619)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,584,183	(111,090,625)

FUND SHARE TRANSACTIONS:
Fund share sold [10,907,666 and 5,567,709 shares, respectively]	204,793,441	106,576,227
Fund share repurchased [10,457,042 and 8,620,733 shares, respectively]	(183,006,306)	(158,409,579)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	21,787,135	(51,833,352)

CAPITAL CONTRIBUTIONS (NOTE 4)	628,906	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	112,000,224	(162,923,977)
NET ASSETS:
Beginning of year	416,484,700	579,408,677

End of year	$528,484,924	$416,484,700

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST TEMPLETON GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
LONG-TERM INVESTMENTS — 64.7%
FOREIGN BONDS — 41.0%
Brazil — 10.0%
Brazil Notas do Tesouro Nacional, Series B, Notes
6.000%	05/15/19	BRL	810	$737,905
6.000%	08/15/22	BRL	3,961	3,601,664
6.000%	05/15/23	BRL	6,633	6,041,002
6.000%	08/15/24	BRL	170	155,649
6.000%	08/15/50	BRL	630	597,792
Series F, Notes
10.000%	01/01/19	BRL	5,970	1,805,442
10.000%	01/01/23	BRL	47,763	13,788,675
10.000%	01/01/25	BRL	18,749	5,344,911
10.000%	01/01/27	BRL	6,693	1,894,391

				33,967,431

Indonesia — 10.4%
Indonesia Treasury Bond, Sr. Unsec’d. Notes
5.625%	05/15/23	IDR	46,670,000	3,082,323
7.000%	05/15/22	IDR	121,498,000	8,744,799
7.000%	05/15/27	IDR	19,281,000	1,352,425
8.375%	03/15/24	IDR	66,672,000	5,060,094
8.375%	09/15/26	IDR	94,728,000	7,221,054
8.375%	03/15/34	IDR	47,530,000	3,545,567
8.750%	05/15/31	IDR	34,700,000	2,683,793
9.000%	03/15/29	IDR	17,887,000	1,399,362
10.250%	07/15/22	IDR	14,584,000	1,203,258
10.500%	08/15/30	IDR	2,810,000	245,877
12.800%	06/15/21	IDR	8,277,000	734,869
12.900%	06/15/22	IDR	909,000	82,154

				35,355,575

Malaysia — 3.8%
Malaysia Government Bond, Sr. Unsec’d. Notes
3.314%	10/31/17	MYR	10	2,232
3.394%	03/15/17	MYR	47,730	10,639,545
3.814%	02/15/17	MYR	10,360	2,310,056
4.012%	09/15/17	MYR	10	2,238

				12,954,071

Mexico — 12.1%
Mexican Bonos, Bonds
4.750%	06/14/18	MXN	323,850	15,170,231
5.000%	06/15/17	MXN	162,780	7,809,080
8.500%	12/13/18	MXN	36,180	1,795,797
Sr. Unsec’d. Notes
5.000%	12/11/19	MXN	314,980	14,417,104
Mexican Udibonos, Bonds, TIPS
2.500%	12/10/20	MXN	7,962	2,137,702

				41,329,914

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Philippines — 4.3%
Philippine Government Bond, Sr. Unsec’d. Notes
3.875%	11/22/19	PHP	719,810	$14,449,629

South Africa — 0.4%
South Africa Government Bond, Bonds
7.000%	02/28/31	ZAR	1,020	60,754
8.000%	01/31/30	ZAR	4,960	324,975
8.250%	03/31/32	ZAR	3,480	227,957
8.875%	02/28/35	ZAR	3,100	211,831
10.500%	12/21/26	ZAR	7,666	615,446

				1,440,963

TOTAL FOREIGN BONDS (cost $148,418,699)				139,497,583

SOVEREIGN ISSUES — 23.7%
Argentine Bonos del Tesoro (Argentina), Sr. Unsec’d. Notes
15.500%	10/17/26	ARS	106,200	6,443,330
16.000%	10/17/23	ARS	21,781	1,313,205
Unsec’d. Notes
18.200%	10/03/21	ARS	81,291	5,189,192
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
4.375%	03/21/23	COP	37,000	10,736
7.750%	04/14/21	COP	245,000	84,670
9.850%	06/28/27	COP	59,000	23,117
Colombian TES (Colombia), Bills
6.988%	03/14/17	COP	98,000	32,188
7.175%	06/13/17	COP	245,000	79,644
7.307%	09/12/17	COP	318,000	102,031
Bonds
6.000%	04/28/28	COP	4,648,800	1,398,415
7.000%	09/11/19	COP	412,000	139,263
7.000%	05/04/22	COP	790,000	266,938
7.500%	08/26/26	COP	8,263,500	2,828,091
7.750%	09/18/30	COP	15,538,700	5,366,457
10.000%	07/24/24	COP	4,262,000	1,675,916
11.000%	07/24/20	COP	903,000	342,005
11.250%	10/24/18	COP	529,000	190,355
Notes
5.000%	11/21/18	COP	278,000	90,694
Korea Treasury Bond (South Korea), Sr. Unsec’d. Notes
1.375%	09/10/21	KRW	7,420,000	6,026,836
2.000%	03/10/21	KRW	22,316,000	18,608,455
4.250%	06/10/21	KRW	2,054,000	1,873,463
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, 144A
5.125%	10/15/24		5,140	4,972,949
Serbia International Bond (Serbia), Bonds, 144A
4.875%	02/25/20		4,250	4,318,077
Sr. Unsec’d. Notes, 144A
7.250%	09/28/21		3,190	3,556,849

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
SOVEREIGN ISSUES (continued)
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A
3.308%(s)	05/31/40		7,576	$2,279,467
7.750%	09/01/20		1,377	1,357,805
7.750%	09/01/21		1,847	1,803,522
7.750%	09/01/22		1,847	1,787,767
7.750%	09/01/23		1,847	1,773,119
7.750%	09/01/24		1,847	1,754,649
7.750%	09/01/25		1,847	1,734,518
7.750%	09/01/26		1,847	1,727,869
7.750%	09/01/27		1,847	1,715,161
TOTAL SOVEREIGN ISSUES (cost $83,923,841)				80,866,753

TOTAL LONG-TERM INVESTMENTS (cost $232,342,540)				220,364,336

SHORT-TERM INVESTMENTS — 20.1%
FOREIGN TREASURY BILLS(n) — 8.5%
Mexico Cetes (Mexico)
4.352%	03/02/17	MXN	268,553	1,282,754
4.746%	03/30/17	MXN	747,365	3,552,369
4.784%	05/25/17	MXN	1,274,514	5,997,695
4.906%	02/16/17	MXN	135,726	649,748
4.910%	04/27/17	MXN	25,378	120,036
4.960%	03/16/17	MXN	226,430	1,078,723
4.988%	04/12/17	MXN	539,961	2,560,782
5.078%	05/11/17	MXN	573,330	2,704,072
5.086%	07/06/17	MXN	379,949	1,775,123

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN TREASURY BILLS(n) (continued)
5.120%	07/20/17	MXN	703,005	$3,276,506
5.202%	09/14/17	MXN	520,803	2,403,874
5.576%	11/09/17	MXN	787,679	3,600,358

TOTAL FOREIGN TREASURY BILLS (cost $31,676,939)				29,002,040

U.S. GOVERNMENT AGENCY OBLIGATION(n) — 11.6%
Federal Home Loan Bank
0.300%	01/03/17		39,307	39,306,999

(cost $39,306,345)
TOTAL SHORT-TERM INVESTMENTS (cost $70,983,284)				68,309,039

TOTAL INVESTMENTS — 84.8% (cost $303,325,824)				288,673,375

Other assets in excess of liabilities(z) — 15.2%				51,787,442

NET ASSETS — 100.0%				$340,460,817

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security.
Rate represents yield-to-maturity at purchase date.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Chilean Peso,
Expiring 01/20/17	Deutsche Bank AG	CLP	3,546,309	$5,244,236	$5,286,111	$41,875
Expiring 01/24/17	Deutsche Bank AG	CLP	3,634,491	5,399,630	5,415,897	16,267
Euro,
Expiring 01/30/17	Citigroup Global Markets	EUR	200	215,706	210,887	(4,819)
Indian Rupee,
Expiring 01/18/17	JPMorgan Chase	INR	340,557	5,031,640	5,007,504	(24,136)
Expiring 01/25/17	JPMorgan Chase	INR	402,975	5,951,217	5,920,817	(30,400)
Expiring 01/27/17	Hong Kong & Shanghai Bank	INR	350,634	5,172,737	5,150,676	(22,061)
Expiring 02/21/17	JPMorgan Chase	INR	402,975	5,871,700	5,902,980	31,280
Malaysian Ringgit,
Expiring 03/31/17	JPMorgan Chase	MYR	53,000	13,102,596	11,778,782	(1,323,814)
Expiring 04/28/17	Hong Kong & Shanghai Bank	MYR	40,300	9,678,194	8,949,825	(728,369)
South Korean Won,
Expiring 05/02/17	Hong Kong & Shanghai Bank	KRW	12,700,000	10,835,253	10,520,604	(314,649)

				$66,502,909	$64,144,083	(2,358,826)

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/16/17	JPMorgan Chase	AUD	12,493	$9,386,490	$9,004,568	$381,922
Expiring 02/21/17	Citigroup Global Markets	AUD	2,440	1,840,005	1,758,478	81,527
Expiring 03/13/17	Citigroup Global Markets	AUD	1,709	1,305,967	1,231,100	74,867
Expiring 03/13/17	JPMorgan Chase	AUD	2,552	1,905,604	1,838,366	67,238
Expiring 03/14/17	Citigroup Global Markets	AUD	1,720	1,285,046	1,238,995	46,051
Expiring 03/14/17	JPMorgan Chase	AUD	1,729	1,280,670	1,245,479	35,191
Expiring 03/16/17	Citigroup Global Markets	AUD	76	56,557	54,527	2,030
Expiring 03/17/17	JPMorgan Chase	AUD	380	277,020	273,713	3,307
Expiring 03/20/17	Citigroup Global Markets	AUD	153	114,167	109,910	4,257
Expiring 03/20/17	JPMorgan Chase	AUD	21,859	16,070,737	15,743,909	326,828
Euro,
Expiring 01/09/17	Hong Kong & Shanghai Bank	EUR	2,191	2,357,721	2,307,177	50,544
Expiring 01/09/17	JPMorgan Chase	EUR	3,035	3,416,773	3,196,558	220,215
Expiring 01/12/17	Bank of America	EUR	26,380	29,530,566	27,788,836	1,741,730
Expiring 01/13/17	Deutsche Bank AG	EUR	3,000	3,306,450	3,160,390	146,060
Expiring 01/13/17	JPMorgan Chase	EUR	5,627	6,257,506	5,927,839	329,667
Expiring 01/17/17	Barclays Capital Group	EUR	8,974	9,801,313	9,455,860	345,453
Expiring 01/17/17	Barclays Capital Group	EUR	6,230	6,903,027	6,564,521	338,506
Expiring 01/17/17	JPMorgan Chase	EUR	11,148	12,166,928	11,746,594	420,334
Expiring 01/19/17	Deutsche Bank AG	EUR	3,666	4,048,018	3,862,871	185,147
Expiring 01/27/17	Goldman Sachs & Co.	EUR	1,087	1,192,863	1,145,997	46,866
Expiring 01/30/17	Citigroup Global Markets	EUR	5,530	6,062,787	5,830,577	232,210
Expiring 01/30/17	Deutsche Bank AG	EUR	4,795	5,259,958	5,055,915	204,043
Expiring 01/30/17	Deutsche Bank AG	EUR	53	58,140	55,885	2,255
Expiring 01/31/17	Hong Kong & Shanghai Bank	EUR	5,863	6,470,171	6,182,475	287,696
Expiring 02/03/17	Deutsche Bank AG	EUR	3,720	4,104,351	3,923,172	181,179
Expiring 02/08/17	Citigroup Global Markets	EUR	744	829,969	784,907	45,062
Expiring 02/09/17	Deutsche Bank AG	EUR	13,408	14,911,306	14,143,915	767,391
Expiring 02/09/17	Goldman Sachs & Co.	EUR	4,160	4,695,808	4,388,327	307,481
Expiring 02/14/17	Deutsche Bank AG	EUR	1,105	1,215,412	1,165,899	49,513
Japanese Yen,
Expiring 01/10/17	Goldman Sachs & Co.	JPY	99,910	852,795	855,407	(2,612)
Expiring 01/10/17	JPMorgan Chase	JPY	305,450	3,030,258	2,615,194	415,064
Expiring 01/10/17	JPMorgan Chase	JPY	305,450	2,597,563	2,615,195	(17,632)
Expiring 01/11/17	Barclays Capital Group	JPY	230,430	2,307,323	1,973,008	334,315
Expiring 01/13/17	Barclays Capital Group	JPY	347,950	3,419,809	2,979,604	440,205
Expiring 01/25/17	JPMorgan Chase	JPY	206,000	1,954,292	1,765,308	188,984
Expiring 01/27/17	JPMorgan Chase	JPY	71,800	612,947	615,361	(2,414)
Expiring 02/08/17	JPMorgan Chase	JPY	319,300	2,758,972	2,737,907	21,065
Expiring 02/08/17	Standard Chartered PLC	JPY	319,400	2,765,799	2,738,764	27,035
Expiring 02/09/17	Barclays Capital Group	JPY	319,440	2,769,911	2,739,210	30,701
Expiring 02/09/17	JPMorgan Chase	JPY	320,140	2,769,281	2,745,212	24,069
Expiring 03/09/17	Barclays Capital Group	JPY	215,933	2,146,764	1,853,908	292,856
Expiring 03/13/17	Deutsche Bank AG	JPY	81,300	708,596	698,166	10,430
Expiring 03/21/17	Barclays Capital Group	JPY	140,390	1,380,161	1,206,155	174,006
Expiring 04/07/17	JPMorgan Chase	JPY	305,450	2,990,020	2,626,713	363,307
Expiring 04/11/17	Hong Kong & Shanghai Bank	JPY	607,600	5,908,925	5,226,139	682,786
Expiring 04/13/17	Barclays Capital Group	JPY	307,600	2,991,316	2,646,031	345,285
Expiring 04/13/17	Deutsche Bank AG	JPY	303,400	2,952,252	2,609,901	342,351
Expiring 05/09/17	JPMorgan Chase	JPY	505,988	4,885,919	4,358,516	527,403
Expiring 05/18/17	Bank of America	JPY	327,434	3,053,854	2,821,803	232,051
Expiring 05/18/17	Citigroup Global Markets	JPY	327,457	3,052,573	2,822,000	230,573
Expiring 05/19/17	Bank of America	JPY	326,957	3,037,220	2,817,835	219,385
Expiring 05/19/17	Hong Kong & Shanghai Bank	JPY	328,108	3,047,916	2,827,758	220,158
Expiring 05/22/17	Bank of America	JPY	327,845	3,034,046	2,825,934	208,112
Expiring 06/05/17	JPMorgan Chase	JPY	1,091,053	10,145,462	9,411,468	733,994
Expiring 06/08/17	Citigroup Global Markets	JPY	172,800	1,636,922	1,490,814	146,108
Expiring 06/09/17	Hong Kong & Shanghai Bank	JPY	258,800	2,290,265	2,232,886	57,379

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 06/13/17	Hong Kong & Shanghai Bank	JPY	245,410	$2,153,664	$2,117,803	$35,861
Expiring 06/16/17	Hong Kong & Shanghai Bank	JPY	322,540	2,829,298	2,783,845	45,453
Expiring 06/16/17	JPMorgan Chase	JPY	95,900	919,432	827,714	91,718
Expiring 06/20/17	Citigroup Global Markets	JPY	219,010	2,133,820	1,890,673	243,147
Expiring 07/14/17	JPMorgan Chase	JPY	226,190	2,210,614	1,955,329	255,285
Expiring 07/25/17	Citigroup Global Markets	JPY	133,855	1,282,013	1,157,882	124,131
Expiring 10/10/17	JPMorgan Chase	JPY	305,450	3,017,535	2,654,350	363,185
Expiring 12/12/17	Citigroup Global Markets	JPY	339,920	3,035,529	2,965,027	70,502
Expiring 12/13/17	JPMorgan Chase	JPY	227,370	2,015,316	1,983,403	31,913
South Korean Won,
Expiring 03/07/17	Goldman Sachs & Co.	KRW	2,198,000	1,879,436	1,820,006	59,430
Expiring 03/20/17	Citigroup Global Markets	KRW	2,490,000	2,273,038	2,061,827	211,211
Expiring 03/20/17	Hong Kong & Shanghai Bank	KRW	5,092,000	4,664,285	4,216,395	447,890
Expiring 05/02/17	Hong Kong & Shanghai Bank	KRW	26,840,000	23,437,978	22,234,096	1,203,882
Expiring 05/15/17	Citigroup Global Markets	KRW	2,497,000	2,179,454	2,068,834	110,620
Expiring 05/16/17	Citigroup Global Markets	KRW	2,195,000	1,909,028	1,818,642	90,386
Expiring 06/02/17	Hong Kong & Shanghai Bank	KRW	2,020,000	1,728,712	1,674,001	54,711
Expiring 06/15/17	Citigroup Global Markets	KRW	1,868,000	1,612,291	1,548,287	64,004

				$294,493,934	$277,821,071	16,672,863

						$14,314,037

Cross currency exchange contracts outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/19/17	Buy	MYR	34,112	EUR	7,688	$(502,862)	JPMorgan Chase
02/03/17	Buy	MYR	8,872	EUR	1,922	(52,100)	JPMorgan Chase
04/18/17	Buy	MYR	12,170	EUR	2,595	(43,544)	Hong Kong & Shanghai Bank

						$(598,506)

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
20,200	01/23/25	1.970%	3 Month LIBOR(1)	$—	$247,858	$247,858
11,920	01/27/25	1.973%	3 Month LIBOR(1)	—	145,541	145,541
2,980	01/29/25	1.937%	3 Month LIBOR(1)	—	45,031	45,031
2,520	01/30/25	1.942%	3 Month LIBOR(1)	—	37,293	37,293
3,980	02/03/25	1.817%	3 Month LIBOR(1)	—	99,474	99,474
1,350	03/27/25	1.978%	3 Month LIBOR(1)	—	19,811	19,811
1,350	03/27/25	1.985%	3 Month LIBOR(1)	—	19,028	19,028
14,690	07/02/25	2.449%	3 Month LIBOR(1)	—	(375,589)	(375,589)
8,150	03/31/44	3.489%	3 Month LIBOR(1)	—	(1,523,191)	(1,523,191)
11,800	11/18/46	2.378%	3 Month LIBOR(1)	—	520,910	520,910

				$—	$(763,834)	$(763,834)

Cash of $1,769,700 and $3,506,040 have been segregated with Deutsche Bank and JPMorgan Chase, respectively, to cover requirements for open centrally cleared interest rate swap contracts as of December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds	$—	$139,497,583	$—
Sovereign Issues	—	80,866,753	—
Foreign Treasury Bills	—	29,002,040	—
Short Term — U.S. Government Agency Obligation	—	39,306,999	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	14,314,037	—
OTC Cross Currency Exchange Contracts	—	(598,506)	—
Centrally Cleared Interest Rate Swap Agreements	—	(763,834)	—

Total	$—	$301,625,072	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Foreign Bonds	41.0%
Sovereign Issues	23.7
U.S. Government Agency Obligations	11.6
Foreign Treasury Bills	8.5

84.8
Other assets in excess of liabilities	15.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	—	$—		Unrealized depreciation on OTC cross currency exchange contracts	$598,506
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	16,784,943		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,470,906
Interest rate contracts	Due from/to broker-variation margin swaps	1,134,946	*	Due from/to broker-variation margin swaps	1,898,780	*

Total		$17,919,889			$4,968,192

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Contracts(1)	Swaps	Total
Foreign exchange contracts	$(9,561,694)	$—	$(9,561,694)
Interest rate contracts	—	(1,336,781)	(1,336,781)

Total	$(9,561,694)	$(1,336,781)	$(10,898,475)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Contracts(2)	Swaps	Total
Foreign exchange contracts	$12,575,847	$—	$12,575,847
Interest rate contracts	—	879,508	879,508

Total	$12,575,847	$879,508	$13,455,355

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts - Purchased(1)	Forward Foreign Currency Exchange Contracts - Sold(1)	Cross Currency Exchange Contracts(2)	Interest Rate Swap Agreements(3)
$107,321,141	$335,794,959	$15,097,817	$82,428,000

(1)	Value at Settlement Date.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$2,401,278	$—	$—	$2,401,278
Barclays Capital Group	2,301,327	—	—	2,301,327
Citigroup Global Markets	1,776,686	(4,819)	—	1,771,867
Deutsche Bank AG	1,946,511	—	—	1,946,511
Goldman Sachs & Co.	413,777	(2,612)	—	411,165
Hong Kong & Shanghai Bank	3,086,360	(1,108,623)	—	1,977,737
JPMorgan Chase	4,831,969	(1,953,358)	—	2,878,611
Standard Chartered PLC	27,035	—	—	27,035

	$16,784,943

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	—	—	—	—
Citigroup Global Markets	(4,819)	4,819	—	—
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	(2,612)	2,612	—	—
Hong Kong & Shanghai Bank	(1,108,623)	1,108,623	—	—
JPMorgan Chase	(1,953,358)	1,953,358	—	—
Standard Chartered PLC	—	—	—	—

	$(3,069,412)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST TEMPLETON GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $303,325,824)	$288,673,375
Cash	31,558,770
Foreign currency, at value (cost $161,410)	159,669
Deposit with broker for centrally cleared swaps	5,275,740
Unrealized appreciation on OTC forward foreign currency contracts	16,784,943
Dividends and interest receivable	3,843,372
Tax reclaim receivable	381,787
Cash segregated for counterparty — OTC	20,000
Receivable for fund share sold	8,986
Prepaid expenses	5,210

Total Assets	346,711,852

LIABILITIES:
Payable for fund share repurchased	2,533,455
Unrealized depreciation on OTC forward foreign currency contracts	2,470,906
Unrealized depreciation on OTC cross currency exchange contracts	598,506
Due to broker-variation margin swaps	346,072
Advisory fees payable	115,622
Payable for investments purchased	103,648
Accrued expenses and other liabilities	70,763
Distribution fee payable	11,717
Affiliated transfer agent fee payable	346

Total Liabilities	6,251,035

NET ASSETS	$340,460,817

Net assets were comprised of:
Paid-in capital	$347,411,650
Retained earnings	(6,950,833)

Net assets, December 31, 2016	$340,460,817

Net asset value and redemption price per share, $340,460,817 / 31,590,730 outstanding shares of beneficial interest	$10.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income (net of $510,361 foreign withholding tax)	$12,312,009
Affiliated dividend income	68,738

12,380,747

EXPENSES
Advisory fees	2,131,298
Distribution fee	843,895
Custodian and accounting fees	234,000
Audit fee	41,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	7,000
Legal fees and expenses	6,000
Shareholders’ reports	3,000
Miscellaneous	9,201

Total expenses	3,295,394

NET INVESTMENT INCOME (LOSS)	9,085,353

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(23,041))	4,430,891
Swap agreements transactions	(1,336,781)
Foreign currency transactions	(36,273,205)

(33,179,095)

Net change in unrealized appreciation (depreciation) on:
Investments	23,895,452
Swap agreements	879,508
Foreign currencies	12,614,575

37,389,535

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	4,210,440

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,295,793

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$9,085,353	$11,711,972
Net realized gain (loss) on investment and foreign currency transactions	(33,179,095)	(11,163,960)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	37,389,535	(31,128,564)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,295,793	(30,580,552)

FUND SHARE TRANSACTIONS:
Fund share sold [6,132,119 and 8,738,260 shares, respectively]	62,486,921	92,552,151
Fund share repurchased [8,670,526 and 35,684,565 shares, respectively]	(87,983,713)	(370,544,499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(25,496,792)	(277,992,348)

CAPITAL CONTRIBUTIONS (NOTE 4)	27,922	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,173,077)	(308,572,900)
NET ASSETS:
Beginning of year	352,633,894	661,206,794

End of year	$340,460,817	$352,633,894

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST VALUE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS — 96.8%	Shares	Value (Note 2)
Aerospace & Defense — 3.3%
Boeing Co. (The)	81,730	$12,723,726
Raytheon Co.	39,819	5,654,298
United Technologies Corp.	93,635	10,264,269

		28,642,293

Airlines — 1.0%
Southwest Airlines Co.	175,563	8,750,060

Auto Components — 0.5%
Adient PLC*	73,613	4,313,722

Automobiles — 0.5%
General Motors Co.	119,753	4,172,195

Banks — 11.0%
Bank of America Corp.	408,356	9,024,668
Citigroup, Inc.	238,485	14,173,164
Fifth Third Bancorp	554,305	14,949,606
JPMorgan Chase & Co.	372,240	32,120,590
US Bancorp	135,634	6,967,519
Wells Fargo & Co.	324,365	17,875,755

		95,111,302

Beverages — 1.5%
PepsiCo, Inc.	121,045	12,664,938

Biotechnology — 0.8%
Amgen, Inc.	13,507	1,974,858
Gilead Sciences, Inc.	65,022	4,656,225

		6,631,083

Building Products — 1.6%
Johnson Controls International PLC	325,831	13,420,979

Capital Markets — 6.5%
Ameriprise Financial, Inc.	108,444	12,030,777
Bank of New York Mellon Corp. (The)	349,838	16,575,324
Invesco Ltd.	191,869	5,821,305
Morgan Stanley	516,713	21,831,124

		56,258,530

Chemicals — 1.2%
E.I. du Pont de Nemours & Co.	140,952	10,345,877

Commercial Services & Supplies — 0.5%
Stericycle, Inc.*	52,614	4,053,383

Communications Equipment — 1.7%
Cisco Systems, Inc.	490,273	14,816,050

Construction Materials — 0.8%
Vulcan Materials Co.	56,121	7,023,543

Consumer Finance — 1.4%
American Express Co.	158,664	11,753,829

Containers & Packaging — 0.8%
International Paper Co.	122,447	6,497,038

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	158,438	8,457,420

Electric Utilities — 5.4%
Entergy Corp.	57,125	4,196,974
Exelon Corp.	363,216	12,890,536
FirstEnergy Corp.	170,927	5,293,609

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
PG&E Corp.	391,242	$23,775,776

		46,156,895

Electronic Equipment, Instruments & Components — 0.9%
TE Connectivity Ltd.	109,941	7,616,712

Equity Real Estate Investment Trusts (REITs) — 1.2%
VEREIT, Inc.	590,686	4,997,204
Weyerhaeuser Co.	169,165	5,090,175

		10,087,379

Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc.	114,640	7,923,917

Food Products — 2.0%
Bunge Ltd.	106,938	7,725,201
Tyson Foods, Inc. (Class A Stock)	154,552	9,532,767

		17,257,968

Health Care Equipment & Supplies — 2.6%
Hologic, Inc.*	185,368	7,436,964
Medtronic PLC	204,473	14,564,612

		22,001,576

Health Care Providers & Services — 1.5%
Aetna, Inc.	104,639	12,976,282

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	149,867	7,802,076
Las Vegas Sands Corp.	114,544	6,117,795

		13,919,871

Household Products — 1.2%
Procter & Gamble Co. (The)	118,745	9,984,080

Independent Power & Renewable Electricity Producers — 1.0%
AES Corp.	721,535	8,384,237

Industrial Conglomerates — 2.2%
General Electric Co.	611,126	19,311,582

Insurance — 5.6%
Chubb Ltd.	75,727	10,005,051
Loews Corp.	205,773	9,636,350
Marsh & McLennan Cos., Inc.	158,366	10,703,958
MetLife, Inc.	328,328	17,693,596

		48,038,955

Leisure Products — 0.8%
Mattel, Inc.	248,992	6,859,730

Life Sciences Tools & Services — 1.2%
Thermo Fisher Scientific, Inc.	73,530	10,375,083

Machinery — 1.8%
Cummins, Inc.	46,216	6,316,341
Illinois Tool Works, Inc.	78,329	9,592,169

		15,908,510

Media — 3.7%
Comcast Corp. (Class A Stock)	212,679	14,685,485
News Corp. (Class A Stock)	424,049	4,859,602
Twenty-First Century Fox, Inc. (Class B Stock)	463,967	12,643,101

		32,188,188

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST VALUE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 0.6%
Kohl’s Corp.	112,844	$5,572,237

Oil, Gas & Consumable Fuels — 10.5%
Apache Corp.	141,652	8,990,652
Canadian Natural Resources Ltd. (Canada)	216,687	6,907,982
EQT Corp.	68,930	4,508,021
Exxon Mobil Corp.	204,170	18,428,384
Hess Corp.	130,945	8,156,564
Occidental Petroleum Corp.	152,642	10,872,690
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	225,989	12,289,282
TOTAL SA (France), ADR	339,319	17,295,089
TransCanada Corp. (Canada)	69,475	3,136,796

		90,585,460

Personal Products — 0.4%
Coty, Inc. (Class A Stock)	193,846	3,549,320

Pharmaceuticals — 6.1%
Johnson & Johnson	140,952	16,239,080
Merck & Co., Inc.	221,382	13,032,758
Pfizer, Inc.	710,463	23,075,838

		52,347,676

Road & Rail — 0.9%
Canadian Pacific Railway Ltd. (Canada)	52,722	7,527,120

Semiconductors & Semiconductor Equipment — 3.7%
Applied Materials, Inc.	209,279	6,753,433
NXP Semiconductors NV (Netherlands)*	66,035	6,472,090
QUALCOMM, Inc.	169,556	11,055,051
Texas Instruments, Inc.	99,247	7,242,054

		31,522,628

Software — 2.6%
Microsoft Corp.	363,538	22,590,251

Specialty Retail — 1.1%
Lowe’s Cos., Inc.	131,346	9,341,328

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	82,927	$9,604,605

Tobacco — 1.7%
Philip Morris International, Inc.	164,759	15,073,801

Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc.*	62,432	3,590,464

TOTAL COMMON STOCKS (cost $788,352,138)		833,208,097

PREFERRED STOCK — 0.8%
Electric Utilities
NextEra Energy, Inc., CVT, 6.123% (cost $6,445,705)	128,867	6,311,906

TOTAL LONG-TERM INVESTMENTS (cost $794,797,843)		839,520,003

SHORT-TERM INVESTMENT — 2.0%
UNAFFILIATED FUND
JPMorgan U.S. Government Money Market Fund (cost $17,277,568)	17,277,568	17,277,568

TOTAL INVESTMENTS — 99.6% (cost $812,075,411)		856,797,571
Other assets in excess of liabilities — 0.4%		3,864,065

NET ASSETS — 100.0%		$860,661,636

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$28,642,293	$—	$—
Airlines	8,750,060	—	—
Auto Components	4,313,722	—	—
Automobiles	4,172,195	—	—
Banks	95,111,302	—	—
Beverages	12,664,938	—	—
Biotechnology	6,631,083	—	—
Building Products	13,420,979	—	—
Capital Markets	56,258,530	—	—
Chemicals	10,345,877	—	—
Commercial Services & Supplies	4,053,383	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST VALUE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Communications Equipment	$14,816,050	$—	$—
Construction Materials	7,023,543	—	—
Consumer Finance	11,753,829	—	—
Containers & Packaging	6,497,038	—	—
Diversified Telecommunication Services	8,457,420	—	—
Electric Utilities	46,156,895	—	—
Electronic Equipment, Instruments & Components	7,616,712	—	—
Equity Real Estate Investment Trusts (REITs)	10,087,379	—	—
Food & Staples Retailing	7,923,917	—	—
Food Products	17,257,968	—	—
Health Care Equipment & Supplies	22,001,576	—	—
Health Care Providers & Services	12,976,282	—	—
Hotels, Restaurants & Leisure	13,919,871	—	—
Household Products	9,984,080	—	—
Independent Power & Renewable Electricity Producers	8,384,237	—	—
Industrial Conglomerates	19,311,582	—	—
Insurance	48,038,955	—	—
Leisure Products	6,859,730	—	—
Life Sciences Tools & Services	10,375,083	—	—
Machinery	15,908,510	—	—
Media	32,188,188	—	—
Multiline Retail	5,572,237	—	—
Oil, Gas & Consumable Fuels	90,585,460	—	—
Personal Products	3,549,320	—	—
Pharmaceuticals	52,347,676	—	—
Road & Rail	7,527,120	—	—
Semiconductors & Semiconductor Equipment	31,522,628	—	—
Software	22,590,251	—	—
Specialty Retail	9,341,328	—	—
Technology Hardware, Storage & Peripherals	9,604,605	—	—
Tobacco	15,073,801	—	—
Wireless Telecommunication Services	3,590,464	—	—
Preferred Stock
Electric Utilities	6,311,906	—	—
Unaffiliated Fund	17,277,568	—	—

Total	$856,797,571	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST VALUE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	11.0%
Oil, Gas & Consumable Fuels	10.5
Capital Markets	6.5
Electric Utilities	6.2
Pharmaceuticals	6.1
Insurance	5.6
Media	3.7
Semiconductors & Semiconductor Equipment	3.7
Aerospace & Defense	3.3
Health Care Equipment & Supplies	2.6
Software	2.6
Industrial Conglomerates	2.2
Unaffiliated Fund	2.0
Food Products	2.0
Machinery	1.8
Communications Equipment	1.7
Tobacco	1.7
Hotels, Restaurants & Leisure	1.6
Building Products	1.6
Beverages	1.5
Health Care Providers & Services	1.5
Consumer Finance	1.4

Chemicals	1.2%
Equity Real Estate Investment Trusts (REITs)	1.2
Household Products	1.2
Life Sciences Tools & Services	1.2
Specialty Retail	1.1
Technology Hardware, Storage & Peripherals	1.1
Airlines	1.0
Diversified Telecommunication Services	1.0
Independent Power & Renewable Electricity Producers	1.0
Electronic Equipment, Instruments & Components	0.9
Food & Staples Retailing	0.9
Road & Rail	0.9
Biotechnology	0.8
Construction Materials	0.8
Containers & Packaging	0.8
Leisure Products	0.8
Multiline Retail	0.6
Automobiles	0.5
Auto Components	0.5
Commercial Services & Supplies	0.5
Personal Products	0.4
Wireless Telecommunication Services	0.4

99.6
Other assets in excess of liabilities	0.4

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST VALUE EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $812,075,411)	$856,797,571
Receivable for investments sold	2,313,263
Dividends and interest receivable	1,703,550
Receivable for fund share sold	1,303,563
Prepaid expenses	4,029

Total Assets	862,121,976

LIABILITIES:
Payable for investments purchased	998,742
Advisory fees payable	203,522
Payable for fund share repurchased	201,575
Distribution fee payable	29,456
Accrued expenses and other liabilities	26,699
Affiliated transfer agent fee payable	346

Total Liabilities	1,460,340

NET ASSETS	$860,661,636

Net assets were comprised of:
Paid-in capital	$449,537,286
Retained earnings	411,124,350

Net assets, December 31, 2016	$860,661,636

Net asset value and redemption price per share, $860,661,636 / 66,267,587 outstanding shares of beneficial interest	$12.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $76,037 foreign withholding tax)	$12,693,702
Income from securities lending, net (including affiliated income of $225,398)	275,498
Affiliated dividend income	83,956

13,053,156

EXPENSES
Advisory fees	3,625,608
Distribution fee	1,337,965
Custodian and accounting fees	89,000
Audit fee	23,000
Trustees’ fees	14,000
Legal fees and expenses	9,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	2,000
Loan interest expense	622
Miscellaneous	11,017

Total expenses	5,128,212
Less: advisory fee waivers and/or expense reimbursement	(802,779)

Net expenses	4,325,433

NET INVESTMENT INCOME (LOSS)	8,727,723

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $5)	26,427,095
Net change in unrealized appreciation (depreciation) on investments	2,636,450

NET GAIN (LOSS) ON INVESTMENTS	29,063,545

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,791,268

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,727,723	$10,069,148
Net realized gain (loss) on investment transactions	26,427,095	(26,039,399)
Net change in unrealized appreciation (depreciation) on investments	2,636,450	(32,029,818)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,791,268	(48,000,069)

FUND SHARE TRANSACTIONS:
Fund share sold [45,502,658 and 4,390,998 shares, respectively]	555,693,160	56,020,249
Fund share repurchased [37,132,560 and 9,983,504 shares, respectively]	(441,960,435)	(126,923,452)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	113,732,725	(70,903,203)

CAPITAL CONTRIBUTIONS (NOTE 4)	629,233	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,153,226	(118,903,272)
NET ASSETS:
Beginning of year	708,508,410	827,411,682

End of year	$860,661,636	$708,508,410

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 95.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.3%
TransDigm Group, Inc.(a)	49,610	$12,350,906

Auto Components — 4.0%
Dana, Inc.	395,200	7,500,896
Delphi Automotive PLC	110,200	7,421,970

		14,922,866

Banks — 10.0%
CIT Group, Inc.	263,300	11,237,644
Cullen/Frost Bankers, Inc.(a)	96,800	8,540,664
Fifth Third Bancorp	297,800	8,031,666
M&T Bank Corp.(a)	37,300	5,834,839
TCF Financial Corp.	180,960	3,545,006

		37,189,819

Chemicals — 4.6%
Ashland Global Holdings, Inc.	93,800	10,251,402
Eastman Chemical Co.	91,600	6,889,236

		17,140,638

Commercial Services & Supplies — 3.0%
Republic Services, Inc.	162,000	9,242,100
Steelcase, Inc. (Class A Stock)	119,300	2,135,470

		11,377,570

Consumer Finance — 3.1%
Ally Financial, Inc.	606,700	11,539,434

Containers & Packaging — 4.2%
Owens-Illinois, Inc.*	386,200	6,723,742
Packaging Corp. of America	104,100	8,829,762

		15,553,504

Electric Utilities — 6.3%
Great Plains Energy, Inc.	455,100	12,446,985
Pinnacle West Capital Corp.	143,400	11,189,502

		23,636,487

Electronic Equipment, Instruments & Components — 1.8%
Keysight Technologies, Inc.*	180,100	6,586,257

Energy Equipment & Services — 4.3%
FMC Technologies, Inc.*	136,900	4,864,057
SEACOR Holdings, Inc.*(a)	43,700	3,114,936
Weatherford International PLC*(a)	1,600,700	7,987,493

		15,966,486

Equity Real Estate Investment Trusts (REITs) — 8.4%
AvalonBay Communities, Inc.	44,500	7,883,175
CBL & Associates Properties, Inc.(a)	309,600	3,560,400
EPR Properties	101,100	7,255,947
Lamar Advertising Co. (Class A Stock)(a)	133,830	8,998,729
MGM Growth Properties LLC (Class A Stock)(a)	151,900	3,844,589

		31,542,840

Gas Utilities — 2.0%
UGI Corp.	162,450	7,485,696

Health Care Equipment & Supplies — 3.3%
Zimmer Biomet Holdings, Inc.	120,200	12,404,640

Health Care Providers & Services — 6.4%
MEDNAX, Inc.*(a)	174,200	11,612,172

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Universal Health Services, Inc. (Class B Stock)	114,700	$12,201,786

		23,813,958

Hotels, Restaurants & Leisure — 5.1%
Royal Caribbean Cruises Ltd.	77,300	6,341,692
Wyndham Worldwide Corp.	165,600	12,646,872

		18,988,564

Household Durables — 1.9%
D.R. Horton, Inc.	267,100	7,299,843

Insurance — 5.6%
Allstate Corp. (The)	156,100	11,570,132
FNF Group(a)	271,600	9,223,536

		20,793,668

IT Services — 3.1%
Computer Sciences Corp.	66,783	3,968,247
Convergys Corp.(a)	122,279	3,003,172
CSRA, Inc.(a)	139,783	4,450,691

		11,422,110

Leisure Products — 1.7%
Brunswick Corp.	119,662	6,526,365

Machinery — 2.0%
Dover Corp.	98,600	7,388,098

Mortgage Real Estate Investment Trusts (REITs) — 1.0%
MFA Financial, Inc.	488,900	3,730,307

Oil, Gas & Consumable Fuels — 6.6%
EQT Corp.	202,700	13,256,580
Murphy Oil Corp.(a)	362,885	11,296,610

		24,553,190

Road & Rail — 1.0%
Werner Enterprises, Inc.(a)	144,999	3,907,723

Semiconductors & Semiconductor Equipment — 2.5%
Marvell Technology Group Ltd. (Bermuda)	661,000	9,168,070

TOTAL LONG-TERM INVESTMENTS (cost $328,930,433)		355,289,039

SHORT-TERM INVESTMENTS — 28.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	17,120,569	17,120,569
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $87,571,181; includes $87,507,638 of cash collateral for securities on loan)(b)(w)	87,553,873	87,571,383

TOTAL SHORT-TERM INVESTMENTS (cost $104,691,750)(Note 4)		104,691,952

TOTAL INVESTMENTS — 123.3% (cost $433,622,183)		459,980,991
Liabilities in excess of other assets — (23.3)%		(86,813,428)

NET ASSETS — 100.0%		$373,167,563

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $85,661,090; cash collateral of $87,507,638 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$12,350,906	$—	$—
Auto Components	14,922,866	—	—
Banks	37,189,819	—	—
Chemicals	17,140,638	—	—
Commercial Services & Supplies	11,377,570	—	—
Consumer Finance	11,539,434	—	—
Containers & Packaging	15,553,504	—	—
Electric Utilities	23,636,487	—	—
Electronic Equipment, Instruments & Components	6,586,257	—	—
Energy Equipment & Services	15,966,486	—	—
Equity Real Estate Investment Trusts (REITs)	31,542,840	—	—
Gas Utilities	7,485,696	—	—
Health Care Equipment & Supplies	12,404,640	—	—
Health Care Providers & Services	23,813,958	—	—
Hotels, Restaurants & Leisure	18,988,564	—	—
Household Durables	7,299,843	—	—
Insurance	20,793,668	—	—
IT Services	11,422,110	—	—
Leisure Products	6,526,365	—	—
Machinery	7,388,098	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,730,307	—	—
Oil, Gas & Consumable Fuels	24,553,190	—	—
Road & Rail	3,907,723	—	—
Semiconductors & Semiconductor Equipment	9,168,070	—	—
Affiliated Mutual Funds	104,691,952	—	—

Total	$459,980,991	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (23.4% represents investments purchased with collateral from securities on loan)	28.1%
Banks	10.0
Equity Real Estate Investment Trusts (REITs)	8.4
Oil, Gas & Consumable Fuels	6.6
Health Care Providers & Services	6.4
Electric Utilities	6.3
Insurance	5.6
Hotels, Restaurants & Leisure	5.1
Chemicals	4.6
Energy Equipment & Services	4.3
Containers & Packaging	4.2
Auto Components	4.0

Aerospace & Defense	3.3%
Health Care Equipment & Supplies	3.3
Consumer Finance	3.1
IT Services	3.1
Commercial Services & Supplies	3.0
Semiconductors & Semiconductor Equipment	2.5
Gas Utilities	2.0
Machinery	2.0
Household Durables	1.9
Electronic Equipment, Instruments & Components	1.8
Leisure Products	1.7
Mortgage Real Estate Investment Trusts (REITs)	1.0
Road & Rail	1.0

123.3
Liabilities in excess of other assets	(23.3)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$85,661,090	$(85,661,090)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $85,661,090:
Unaffiliated investments (cost $328,930,433)	$355,289,039
Affiliated investments (cost $104,691,750)	104,691,952
Dividends and interest receivable	749,511
Receivable for fund share sold	150,330
Prepaid expenses	2,743

Total Assets	460,883,575

LIABILITIES:
Payable to broker for collateral for securities on loan	87,507,638
Advisory fees payable	136,471
Accrued expenses and other liabilities	56,440
Distribution fee payable	12,812
Payable for fund share repurchased	2,305
Affiliated transfer agent fee payable	346

Total Liabilities	87,716,012

NET ASSETS	$373,167,563

Net assets were comprised of:
Paid-in capital	$32,478,366
Retained earnings	340,689,197

Net assets, December 31, 2016	$373,167,563

Net asset value and redemption price per share, $373,167,563 / 17,155,453 outstanding shares of beneficial interest	$21.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$8,030,967
Income from securities lending, net (including affiliated income of $145,211)	145,346
Affiliated dividend income	81,738

8,258,051

EXPENSES
Advisory fees	2,744,865
Distribution fee	878,597
Custodian and accounting fees	74,000
Audit fee	27,000
Trustees’ fees	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Insurance expenses	5,000
Shareholders’ reports	3,000
Loan interest expense	390
Miscellaneous	9,169

Total expenses	3,770,021
Less: advisory fee waivers and/or expense reimbursement	(35,144)

Net expenses	3,734,877

NET INVESTMENT INCOME (LOSS)	4,523,174

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $18,201)	13,555,469

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $202)	25,307,350
Foreign currencies	181

25,307,531

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	38,863,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,386,174

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$4,523,174	$4,136,186
Net realized gain (loss) on investment transactions	13,555,469	89,666,571
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	25,307,531	(121,177,760)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,386,174	(27,375,003)

FUND SHARE TRANSACTIONS:
Fund share sold [3,295,362 and 1,424,321 shares, respectively]	63,013,121	28,973,223
Fund share repurchased [4,979,976 and 5,067,397 shares, respectively]	(93,215,570)	(101,438,181)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(30,202,449)	(72,464,958)

CAPITAL CONTRIBUTIONS (NOTE 4)	505,102	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,688,827	(99,839,961)
NET ASSETS:
Beginning of year	359,478,736	459,318,697

End of year	$373,167,563	$359,478,736

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 84.3%
COMMON STOCKS — 84.2%	Shares	Value (Note 2)
Aerospace & Defense — 0.7%
Cobham PLC (United Kingdom)	1,053,709	$2,121,596
Cubic Corp.	62,755	3,009,102
Leonardo SpA (Italy)*	104,238	1,459,887
Lockheed Martin Corp.	29,645	7,409,471
QinetiQ Group PLC (United Kingdom)	369,368	1,195,742

		15,195,798

Air Freight & Logistics — 0.8%
Deutsche Post AG (Germany)	75,477	2,475,279
Forward Air Corp.	41,040	1,944,475
United Parcel Service, Inc. (Class B Stock)(a)	114,786	13,159,067

		17,578,821

Airlines — 0.2%
American Airlines Group, Inc.(a)	77,123	3,600,873

Auto Components — 0.1%
Toyo Tire & Rubber Co. Ltd. (Japan)	233,800	2,903,945

Automobiles — 0.4%
Harley-Davidson, Inc.(a)	88,951	5,189,401
Maruti Suzuki India Ltd. (India)	45,863	3,583,505

		8,772,906

Banks — 7.7%
Bank of America Corp.	295,960	6,540,716
Bank of Ireland (Ireland)*	8,077,813	1,978,409
BNP Paribas SA (France)	40,120	2,553,161
CaixaBank SA (Spain)	557,147	1,836,239
China Construction Bank Corp. (China) (Class H Stock)	2,413,000	1,847,949
Citigroup, Inc.	110,186	6,548,354
Citizens Financial Group, Inc.	62,330	2,220,818
First Citizens BancShares, Inc. (Class A Stock)	6,534	2,319,570
First Midwest Bancorp, Inc.	121,970	3,077,303
First Republic Bank	50,990	4,698,219
Great Western Bancorp, Inc.	74,440	3,244,840
Hancock Holding Co.	94,770	4,084,587
HDFC Bank Ltd. (India)	178,259	3,160,549
Huntington Bancshares, Inc.	198,529	2,624,553
ING Groep NV (Netherlands)	190,838	2,686,771
International Bancshares Corp.	79,381	3,238,745
JPMorgan Chase & Co.	220,514	19,028,153
M&T Bank Corp.(a)	135,980	21,271,351
MB Financial, Inc.	73,290	3,461,487
Mitsubishi UFJ Financial Group, Inc. (Japan)	417,200	2,573,008
Nordea Bank AB (Sweden)	269,901	2,990,672
PNC Financial Services Group, Inc. (The)	301,876	35,307,417
Sberbank of Russia PJSC (Russia)	891,355	2,522,401
Sberbank of Russia PJSC (Russia), ADR	244,700	2,833,626
Webster Financial Corp.(a)	74,385	4,037,618
Wells Fargo & Co.	244,070	13,450,698

		160,137,214

Beverages — 0.8%
Anheuser-Busch InBev SA/NV (Belgium)	20,683	2,189,178

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
C&C Group PLC (Ireland)	723,683	$2,927,751
Coca-Cola Co. (The)	216,628	8,981,397
Monster Beverage Corp.*	83,910	3,720,569

		17,818,895

Biotechnology — 0.1%
Alder Biopharmaceuticals, Inc.*(a)	14,800	307,840
Regeneron Pharmaceuticals, Inc.*	3,076	1,129,169

		1,437,009

Building Products — 0.7%
Cie de Saint-Gobain (France)	63,496	2,953,678
Lennox International, Inc.	60,184	9,218,383
Owens Corning	19,295	994,850
Tyman PLC (United Kingdom)	690,828	2,352,639

		15,519,550

Capital Markets — 2.3%
Ares Capital Corp.(a)	96,245	1,587,080
Banca Generali SpA (Italy)	132,893	3,160,833
BlackRock, Inc.	48,537	18,470,270
FactSet Research Systems, Inc.	32,089	5,244,305
Intercontinental Exchange, Inc.	196,590	11,091,608
Moody’s Corp.	16,371	1,543,294
MSCI, Inc.	34,714	2,734,769
SEI Investments Co.	28,293	1,396,542
Solar Capital Ltd.	73,983	1,540,326
UBS Group AG (Switzerland)	140,250	2,192,873

		48,961,900

Chemicals — 1.2%
Agrium, Inc. (Canada), NYSE	25,907	2,604,949
Agrium, Inc. (Canada), TSX	19,121	1,921,998
Akzo Nobel NV (Netherlands)	17,641	1,102,334
Dow Chemical Co. (The)	39,171	2,241,365
Methanex Corp. (Canada)(a)	22,004	963,775
Platform Specialty Products Corp.*	332,526	3,262,080
Praxair, Inc.	50,796	5,952,783
Sensient Technologies Corp.	37,935	2,980,932
Sherwin-Williams Co. (The)	13,790	3,705,925

		24,736,141

Commercial Services & Supplies — 1.9%
ACCO Brands Corp.*	231,155	3,016,573
Cintas Corp.	40,699	4,703,176
Clean Harbors, Inc.*(a)	136,274	7,583,648
Essendant, Inc.	137,725	2,878,453
Matthews International Corp. (Class A Stock)	46,395	3,565,456
Steelcase, Inc. (Class A Stock)	109,350	1,957,365
UniFirst Corp.	68,792	9,881,971
Waste Connections, Inc. (Canada)	69,071	5,428,290

		39,014,932

Communications Equipment — 1.4%
Cisco Systems, Inc.	434,381	13,126,994
Motorola Solutions, Inc.	144,704	11,994,515
Nokia OYJ (Finland)	851,775	4,085,266

		29,206,775

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.1%
Primoris Services Corp.	86,860	$1,978,671

Construction Materials — 0.6%
Boral Ltd. (Australia)	294,555	1,146,728
BRAAS Monier Building Group SA (Germany)	39,334	1,042,219
Buzzi Unicem SpA (Italy)	146,561	3,467,917
CRH PLC (Ireland)	100,546	3,486,876
LafargeHolcim Ltd. (Switzerland)*	85,177	4,471,118

		13,614,858

Consumer Finance — 0.7%
American Express Co.	160,339	11,877,913
Capital One Financial Corp.	42,453	3,703,600

		15,581,513

Containers & Packaging — 2.2%
Ball Corp.(a)	116,161	8,720,206
Graphic Packaging Holding Co.	591,835	7,386,101
Greif, Inc. (Class A Stock)	67,240	3,450,084
International Paper Co.	157,214	8,341,775
Multi Packaging Solutions International Ltd.*	101,910	1,453,237
Packaging Corp. of America	24,961	2,117,192
RPC Group PLC (United Kingdom)	411,182	5,389,856
Silgan Holdings, Inc.	57,159	2,925,398
Smurfit Kappa Group PLC (Ireland)	81,722	1,871,622
Vidrala SA (Spain)	57,993	2,988,219
WestRock Co.	40,364	2,049,280

		46,692,970

Diversified Consumer Services — 0.3%
Dignity PLC (United Kingdom)	39,410	1,200,699
Kroton Educacional SA (Brazil)	713,644	2,922,811
New Oriental Education & Technology Group, Inc. (China), ADR*	67,322	2,834,256

		6,957,766

Diversified Financial Services — 0.7%
Ackermans & van Haaren NV (Belgium)	12,905	1,792,604
Berkshire Hathaway, Inc. (Class B Stock)*	38,337	6,248,164
Cerved Information Solutions SpA (Italy)	815,448	6,759,165

		14,799,933

Diversified Telecommunication Services — 1.2%
Hellenic Telecommunications Organization SA (Greece)	213,078	2,001,091
Nippon Telegraph & Telephone Corp. (Japan)	273,410	11,509,238
Telecom Italia SpA (Italy)*	1,569,896	1,386,128
Telecom Italia SpA (Italy), (RSP)*	1,980,719	1,437,596
Telenor ASA (Norway)	107,551	1,605,383
Verizon Communications, Inc.	153,666	8,202,691

		26,142,127

Electric Utilities — 1.3%
Avangrid, Inc.	158,577	6,006,897
Edison International	28,693	2,065,609
NextEra Energy, Inc.	73,358	8,763,347
Power Assets Holdings Ltd. (Hong Kong)	970,495	8,537,516

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Westar Energy, Inc.	23,235	$1,309,292

		26,682,661

Electrical Equipment — 1.2%
AMETEK, Inc.	67,011	3,256,735
Babcock & Wilcox Enterprises, Inc.*	90,130	1,495,257
Eaton Corp. PLC	175,637	11,783,486
Legrand SA (France)	33,759	1,915,330
Schneider Electric SE (France)	45,964	3,193,060
Thermon Group Holdings, Inc.*	128,654	2,456,005

		24,099,873

Electronic Equipment, Instruments & Components — 0.7%
Belden, Inc.	66,065	4,939,680
Coherent, Inc.*	7,055	969,251
CTS Corp.	82,020	1,837,248
Keysight Technologies, Inc.*	80,960	2,960,707
Largan Precision Co. Ltd. (Taiwan)	17,000	1,981,544
ScanSource, Inc.*	45,130	1,820,996

		14,509,426

Energy Equipment & Services — 0.5%
Baker Hughes, Inc.	78,551	5,103,458
Ensco PLC (Class A Stock)	125,400	1,218,887
Era Group, Inc.*	53,720	911,628
SEACOR Holdings, Inc.*(a)	37,620	2,681,554

		9,915,527

Equity Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	60,975	6,443,838
Corporate Office Properties Trust	64,750	2,021,495
DiamondRock Hospitality Co.	134,500	1,550,785
Education Realty Trust, Inc.	41,770	1,766,871
Equinix, Inc.	8,118	2,901,454
Grivalia Properties REIC AE (Greece)	311,982	2,514,313
Hibernia REIT PLC (Ireland)	1,196,391	1,546,957
ICADE (France)	27,559	1,964,204
Kite Realty Group Trust	47,845	1,123,401
Mid-America Apartment Communities, Inc.	20,695	2,026,454
Public Storage	60,558	13,534,713
Ramco-Gershenson Properties Trust	101,650	1,685,357
STORE Capital Corp.	114,925	2,839,797
Summit Hotel Properties, Inc.	123,771	1,984,049
Weyerhaeuser Co.	191,730	5,769,156

		49,672,844

Food & Staples Retailing — 1.1%
Booker Group PLC (United Kingdom)	2,355,849	5,092,419
Costco Wholesale Corp.	91,667	14,676,803
Smart & Final Stores, Inc.*(a)	192,020	2,707,482
Tsuruha Holdings, Inc. (Japan)	3,175	300,490

		22,777,194

Food Products — 1.5%
CJ CheilJedang Corp. (South Korea)*	5,725	1,693,798
Cranswick PLC (United Kingdom)	258,235	7,450,064
Ebro Foods SA (Spain)	122,368	2,560,949
Greencore Group PLC (Ireland)	1,247,247	3,782,541
Hershey Co. (The)	39,651	4,101,103
Ingredion, Inc.	24,685	3,084,638

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Mondelez International, Inc. (Class A Stock)	41,583	$1,843,374
Pinnacle Foods, Inc.	57,532	3,075,085
Post Holdings, Inc.*(a)	34,860	2,802,395

		30,393,947

Gas Utilities — 0.9%
Atmos Energy Corp.	11,110	823,807
ENN Energy Holdings Ltd. (China)	560,000	2,294,458
Gas Natural SDG SA (Spain)	136,460	2,567,270
New Jersey Resources Corp.	26,090	926,195
Spire, Inc.	29,095	1,878,082
UGI Corp.	157,824	7,272,530
WGL Holdings, Inc.	30,530	2,328,828
		18,091,170
Health Care Equipment & Supplies — 1.9%
Align Technology, Inc.*	33,264	3,197,668
Baxter International, Inc.	57,351	2,542,943
Becton, Dickinson and Co.	13,416	2,221,019
Haemonetics Corp.*	80,760	3,246,552
ICU Medical, Inc.*	11,890	1,751,992
Medtronic PLC	175,924	12,531,067
STERIS PLC	162,909	10,978,438
Zimmer Biomet Holdings, Inc.	24,271	2,504,767

		38,974,446

Health Care Providers & Services — 2.8%
Acadia Healthcare Co., Inc.*(a)	40,119	1,327,939
AmerisourceBergen Corp.(a)	92,628	7,242,583
Cardinal Health, Inc.	123,163	8,864,041
Envision Healthcare Corp.*	39,725	2,514,195
HCA Holdings, Inc.*	77,690	5,750,614
Laboratory Corp. of America Holdings*	41,539	5,332,777
McKesson Corp.	99,292	13,945,561
Quest Diagnostics, Inc.	38,959	3,580,332
UnitedHealth Group, Inc.	46,498	7,441,540
Universal Health Services, Inc. (Class B Stock)	33,091	3,520,221

		59,519,803

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*(a)	224,624	2,293,411

Hotels, Restaurants & Leisure — 1.9%
Chipotle Mexican Grill, Inc.*(a)	9,061	3,418,897
Choice Hotels International, Inc.	100,626	5,640,087
Domino’s Pizza Group PLC (United Kingdom)	358,161	1,589,425
Hilton Worldwide Holdings, Inc.	280,934	7,641,405
Hyatt Hotels Corp. (Class A Stock)*	54,394	3,005,812
Las Vegas Sands Corp.	80,086	4,277,393
McDonald’s Corp.	73,121	8,900,288
OPAP SA (Greece)	149,114	1,317,916
Panera Bread Co. (Class A Stock)*(a)	15,496	3,178,075
Sands China Ltd. (Hong Kong)	281,200	1,213,146

		40,182,444

Household Durables — 1.0%
Helen of Troy Ltd.*	14,150	1,194,968
Newell Brands, Inc.	124,105	5,541,288
NVR, Inc.*	6,930	11,566,170

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
Persimmon PLC (United Kingdom)	105,538	$2,302,604

		20,605,030

Household Products — 0.6%
Colgate-Palmolive Co.	186,724	12,219,219

Independent Power & Renewable Electricity Producers — 0.1%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	2,282,000	1,773,229
Huadian Fuxin Energy Corp. Ltd. (China) (Class H Stock)	1,402,000	309,623

		2,082,852

Industrial Conglomerates — 1.0%
3M Co.	48,596	8,677,788
Honeywell International, Inc.	58,053	6,725,440
Nava Bharat Ventures Ltd. (India)	471,354	767,153
Rheinmetall AG (Germany)	25,023	1,679,318
Siemens AG (Germany)	23,791	2,912,979

		20,762,678

Insurance — 7.0%
Alleghany Corp.*	11,468	6,973,920
American International Group, Inc.	119,862	7,828,187
Assicurazioni Generali SpA (Italy)	307,600	4,559,375
Assured Guaranty Ltd.	46,895	1,771,224
Chubb Ltd.	181,697	24,005,808
CNO Financial Group, Inc.	213,090	4,080,674
Delta Lloyd NV (Netherlands)	255,028	1,425,408
Fairfax Financial Holdings Ltd. (Canada)	18,798	9,079,435
FNF Group(a)	157,100	5,335,116
Intact Financial Corp. (Canada)	19,100	1,367,080
Kemper Corp.	54,090	2,396,187
Markel Corp.*	13,178	11,919,501
Marsh & McLennan Cos., Inc.	167,038	11,290,098
MetLife, Inc.	284,982	15,357,680
Reinsurance Group of America, Inc.	31,710	3,990,069
T&D Holdings, Inc. (Japan)	81,500	1,075,589
Torchmark Corp.	58,881	4,343,063
White Mountains Insurance Group Ltd.	7,945	6,642,417
Willis Towers Watson PLC	121,803	14,894,071
XL Group Ltd. (Ireland)	97,000	3,614,219
Zurich Insurance Group AG (Switzerland)	18,904	5,195,194

		147,144,315

Internet & Direct Marketing Retail — 0.6%
Amazon.com, Inc.*	2,866	2,149,127
Netflix, Inc.*	50,162	6,210,056
Priceline Group, Inc. (The)*	2,270	3,327,956

		11,687,139

Internet Software & Services — 1.2%
Alibaba Group Holding Ltd. (China), ADR*(a)	70,356	6,177,960
Alphabet, Inc. (Class C Stock)*	4,200	3,241,644
ChinaCache International Holdings Ltd. (China), ADR*	35,288	90,337
Facebook, Inc. (Class A Stock)*	33,803	3,889,035
Just Eat PLC (United Kingdom)*	384,101	2,759,986
Mimecast Ltd.*	79,433	1,421,851
Tencent Holdings Ltd. (China)	100,204	2,429,658

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Yandex NV (Russia) (Class A Stock)*	291,553	$5,868,962

		25,879,433

IT Services — 2.8%
Accenture PLC (Class A Stock)	92,614	10,847,878
Alliance Data Systems Corp.	15,480	3,537,180
Amdocs Ltd.	69,057	4,022,570
Automatic Data Processing, Inc.	132,218	13,589,366
Booz Allen Hamilton Holding Corp.	137,806	4,970,662
Computer Sciences Corp.	59,804	3,553,554
Fidelity National Information Services, Inc.	68,605	5,189,282
Forrester Research, Inc.	51,810	2,225,240
Visa, Inc. (Class A Stock)(a)	115,787	9,033,702
WNS Holdings Ltd. (India), ADR*	77,510	2,135,401

		59,104,835

Life Sciences Tools & Services — 0.1%
Charles River Laboratories International, Inc.*	31,495	2,399,604

Machinery — 2.6%
Albany International Corp. (Class A Stock)	72,585	3,360,686
Allison Transmission Holdings, Inc.	161,680	5,446,999
Alstom SA (France)*	66,564	1,830,423
Caterpillar, Inc.(a)	24,143	2,239,022
CIRCOR International, Inc.	34,830	2,259,770
Deere & Co.(a)	67,603	6,965,813
ESCO Technologies, Inc.	46,250	2,620,063
Hino Motors Ltd. (Japan)	168,600	1,712,985
IDEX Corp.	73,203	6,592,662
Luxfer Holdings PLC (United Kingdom), ADR	136,505	1,486,539
Middleby Corp. (The)*	33,688	4,339,351
Mueller Industries, Inc.	103,000	4,115,880
NGK Insulators Ltd. (Japan)	92,300	1,786,639
PACCAR, Inc.	90,671	5,793,877
TriMas Corp.*	174,930	4,110,855

		54,661,564

Marine — 0.3%
Irish Continental Group PLC (Ireland), UTS	1,396,933	6,604,068

Media — 0.6%
DISH Network Corp. (Class A Stock)*(a)	82,528	4,780,847
SES SA (Luxembourg)	237,841	5,233,186
Time Warner, Inc.	18,340	1,770,360

		11,784,393

Metals & Mining — 0.5%
BHP Billiton Ltd. (Australia), ADR	32,293	1,155,444
Centerra Gold, Inc. (Canada)	40,000	187,391
Franco-Nevada Corp. (Canada)	9,713	580,449
Glencore PLC (Switzerland)*	1,224,232	4,136,563
Klondex Mines Ltd. (Canada)*	91,400	425,465
Rio Tinto PLC (United Kingdom), ADR(a)	28,174	1,083,572
Vale SA (Brazil), ADR	278,398	2,121,393

		9,690,277

Multiline Retail — 0.2%
Dollar General Corp.	33,853	2,507,492

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Fred’s, Inc. (Class A Stock)(a)	140,030	$2,598,957

		5,106,449

Multi-Utilities — 1.2%
Centrica PLC (United Kingdom)	784,146	2,258,389
Dominion Resources, Inc.(a)	120,247	9,209,718
E.ON SE (Germany)	825,411	5,806,740
National Grid PLC (United Kingdom)	176,944	2,067,382
Sempra Energy(a)	49,869	5,018,816

		24,361,045

Oil, Gas & Consumable Fuels — 4.1%
Anadarko Petroleum Corp.	27,854	1,942,259
Canadian Natural Resources Ltd. (Canada)	64,027	2,041,181
Chevron Corp.	122,215	14,384,706
Concho Resources, Inc.*	4,023	533,450
Diamondback Energy, Inc.*	49,314	4,983,673
Dorian LPG Ltd.*(a)	113,910	935,201
EOG Resources, Inc.	39,629	4,006,492
Marathon Oil Corp.(a)	131,734	2,280,316
Newfield Exploration Co.*	17,911	725,396
Petroleo Brasileiro SA (Brazil), ADR*(a)	147,745	1,493,702
Phillips 66	109,674	9,476,930
Pioneer Natural Resources Co.	34,327	6,181,263
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	119,143	3,423,226
RSP Permian, Inc.*	44,330	1,978,005
Scorpio Tankers, Inc. (Monaco)	425,720	1,928,512
Suncor Energy, Inc. (Canada)	434,858	14,215,508
TOTAL SA (France)(g)	59,523	3,053,070
TransCanada Corp. (Canada), (NYSE)(a)	98,373	4,441,541
TransCanada Corp. (Canada), (TSX)(a)	9,500	428,354
Valero Energy Corp.	37,633	2,571,087
World Fuel Services Corp.	84,957	3,900,376

		84,924,248

Paper & Forest Products — 0.3%
Deltic Timber Corp.(a)	32,375	2,495,141
KapStone Paper and Packaging Corp.	188,310	4,152,236

		6,647,377

Personal Products — 0.6%
Coty, Inc.	100,611	1,842,187
Unilever NV (United Kingdom)(a)	237,714	9,760,537
Unilever NV (United Kingdom), CVA	43,936	1,804,846

		13,407,570

Pharmaceuticals — 4.2%
AstraZeneca PLC (United Kingdom)	107,307	5,859,830
Bristol-Myers Squibb Co.	573,118	33,493,016
Eisai Co. Ltd. (Japan)	49,980	2,864,224
Eli Lilly & Co.	136,844	10,064,876
Merck & Co., Inc.	341,438	20,100,455
Ono Pharmaceutical Co. Ltd. (Japan)	217,055	4,730,634
Phibro Animal Health Corp. (Class A Stock)	49,150	1,440,095
Roche Holding AG (Switzerland)	20,563	4,687,389
UCB SA (Belgium)	20,716	1,325,433
Zoetis, Inc.	67,300	3,602,569

		88,168,521

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services — 0.4%
FTI Consulting, Inc.*	85,630	$3,860,200
Huron Consulting Group, Inc.*	39,320	1,991,558
Mistras Group, Inc.*	96,920	2,488,906

		8,340,664

Real Estate Management & Development — 0.6%
BR Malls Participacoes SA (Brazil)*	574,100	2,107,873
Castellum AB (Sweden)	136,376	1,868,366
Daito Trust Construction Co. Ltd. (Japan)	54,458	8,187,097

		12,163,336

Road & Rail — 3.0%
AMERCO	10,686	3,949,439
Canadian National Railway Co. (Canada)	269,923	18,165,749
DSV A/S (Denmark)	68,962	3,062,620
Genesee & Wyoming, Inc. (Class A Stock)*	120,546	8,367,098
J.B. Hunt Transport Services, Inc.	27,100	2,630,597
Kansas City Southern	50,435	4,279,410
Knight Transportation, Inc.(a)	68,618	2,267,825
Union Pacific Corp.	184,954	19,176,031

		61,898,769

Semiconductors & Semiconductor Equipment — 1.4%
Intel Corp.	352,495	12,784,994
Maxim Integrated Products, Inc.	57,768	2,228,112
Micron Technology, Inc.*	153,678	3,368,622
QUALCOMM, Inc.	79,237	5,166,252
Skyworks Solutions, Inc.	50,644	3,781,081
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	286,000	1,601,959

		28,931,020

Software — 2.5%
Descartes Systems Group, Inc. (The) (Canada)*	77,400	1,650,439
Microsoft Corp.	516,507	32,095,745
ServiceNow, Inc.*	24,917	1,852,330
SS&C Technologies Holdings, Inc.(a)	291,956	8,349,942
Verint Systems, Inc.*	104,699	3,690,640
Workday, Inc. (Class A Stock)*(a)	62,197	4,110,600

		51,749,696

Specialty Retail — 2.5%
Advance Auto Parts, Inc.(a)	101,951	17,241,953
AutoZone, Inc.*	2,396	1,892,337
CarMax, Inc.*(a)	34,096	2,195,441
Cato Corp. (The) (Class A Stock)	60,380	1,816,230
CST Brands, Inc.	53,080	2,555,802
DSW, Inc. (Class A Stock)(a)	57,930	1,312,115
Home Depot, Inc. (The)	62,979	8,444,224
Lowe’s Cos., Inc.	101,609	7,226,432
Stage Stores, Inc.(a)	130,415	569,914
TJX Cos., Inc. (The)	116,146	8,726,049

		51,980,497

Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.	18,892	2,188,071
Catcher Technology Co. Ltd. (Taiwan)	349,080	2,412,735
Diebold Nixdorf, Inc.(a)	74,440	1,872,166

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (South Korea)	2,494	$3,711,853
Western Digital Corp.	40,700	2,765,565

		12,950,390

Textiles, Apparel & Luxury Goods — 1.1%
Brunello Cucinelli SpA (Italy)	55,206	1,181,858
Crocs, Inc.*	295,149	2,024,722
NIKE, Inc. (Class B Stock)	373,625	18,991,359

		22,197,939

Thrifts & Mortgage Finance — 0.1%
Northwest Bancshares, Inc.(a)	170,490	3,073,935

Tobacco — 0.9%
Altria Group, Inc.	13,821	934,576
British American Tobacco PLC (United Kingdom)	121,034	6,859,695
Philip Morris International, Inc.	123,421	11,291,787

		19,086,058

Trading Companies & Distributors — 0.8%
Fastenal Co.(a)	142,103	6,675,999
GATX Corp.(a)	46,070	2,836,991
MSC Industrial Direct Co., Inc. (Class A Stock)	48,805	4,509,094
Rexel SA (France)	131,715	2,164,070

		16,186,154

Transportation Infrastructure — 0.2%
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	2,849,040	3,592,023

Water Utilities — 0.2%
Guangdong Investment Ltd. (China)	2,452,635	3,229,818

Wireless Telecommunication Services — 0.5%
KDDI Corp. (Japan)	174,350	4,402,857
Millicom International Cellular SA (Luxembourg), SDR	56,651	2,414,149
NTT DOCOMO, Inc. (Japan)	149,840	3,408,150

		10,225,156

TOTAL COMMON STOCKS (cost $1,577,203,068)		1,760,611,415

PREFERRED STOCK — 0.1%
Water Utilities — 0.1%
Cia de Saneamento do Parana (Brazil) (PRFC) (cost $657,411)	232,900	769,249

TOTAL LONG-TERM INVESTMENTS (cost $1,577,860,479)		1,761,380,664

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 23.5%
AFFILIATED MUTUAL FUND — 7.1%
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $149,058,433; includes $148,931,163 of cash collateral for securities on loan)(b)(w)(Note 4)	149,027,575	$149,057,380

UNAFFILIATED FUND — 14.4%
Morgan Stanley Institutional Liquidity Funds – Government Portfolio (cost $301,376,045)	301,376,045	301,376,045

	Notional Amount (000)#
OPTIONS PURCHASED* — 2.0%
Put Options
S&P 500 Index,
expiring 03/17/17, Strike Price $1,875.00	288	1,611,119
expiring 06/16/17, Strike Price $2,100.00	288	15,507,029
expiring 09/15/17, Strike Price $2,025.00	185	10,995,600
expiring 12/15/17, Strike Price $1,975.00	185	12,658,799

TOTAL OPTIONS PURCHASED (cost $61,007,147)		40,772,547

TOTAL SHORT-TERM INVESTMENTS (cost $511,441,625)		491,205,972

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 107.8% (cost $2,089,302,104)		2,252,586,636

	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* — (0.9)%
Put Options
S&P 500 Index,
expiring 06/16/17, Strike Price $1,950.00	216	$(6,215,040)
expiring 09/15/17, Strike Price $1,800.00	185	(5,414,640)
expiring 12/15/17, Strike Price $1,750.00	185	(6,865,320)

TOTAL OPTIONS WRITTEN (premiums received $19,783,123)		(18,495,000)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 106.9% (cost $2,069,518,981)		2,234,091,636
Liabilities in excess of other assets(z) — (6.9)%		(143,317,682)

NET ASSETS — 100.0%		$2,090,773,954

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $144,961,440; cash collateral of $148,931,163 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Position:
611	S&P 500 E-Mini Index	Mar. 2017	$68,754,303	$68,315,910	$438,393

Cash of $2,902,250 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,418,573	$4,777,225	$—
Air Freight & Logistics	15,103,542	2,475,279	—
Airlines	3,600,873	—	—
Auto Components	—	2,903,945	—
Automobiles	5,189,401	3,583,505	—
Banks	137,988,055	22,149,159	—
Beverages	14,891,144	2,927,751	—
Biotechnology	1,437,009	—	—
Building Products	10,213,233	5,306,317	—
Capital Markets	43,608,194	5,353,706	—
Chemicals	23,633,807	1,102,334	—
Commercial Services & Supplies	39,014,932	—	—
Communications Equipment	25,121,509	4,085,266	—
Construction & Engineering	1,978,671	—	—
Construction Materials	—	13,614,858	—
Consumer Finance	15,581,513	—	—
Containers & Packaging	36,443,273	10,249,697	—
Diversified Consumer Services	5,757,067	1,200,699	—
Diversified Financial Services	6,248,164	8,551,769	—
Diversified Telecommunication Services	8,202,691	17,939,436	—
Electric Utilities	18,145,145	8,537,516	—
Electrical Equipment	18,991,483	5,108,390	—
Electronic Equipment, Instruments & Components	12,527,882	1,981,544	—
Energy Equipment & Services	9,915,527	—	—
Equity Real Estate Investment Trusts (REITs)	43,647,370	6,025,474	—
Food & Staples Retailing	17,384,285	5,392,909	—
Food Products	14,906,595	15,487,352	—
Gas Utilities	13,229,442	4,861,728	—
Health Care Equipment & Supplies	38,974,446	—	—
Health Care Providers & Services	59,519,803	—	—
Health Care Technology	2,293,411	—	—
Hotels, Restaurants & Leisure	36,061,957	4,120,487	—
Household Durables	18,302,426	2,302,604	—
Household Products	12,219,219	—	—
Independent Power & Renewable Electricity Producers	—	2,082,852	—
Industrial Conglomerates	15,403,228	5,359,450	—
Insurance	134,888,749	12,255,566	—
Internet & Direct Marketing Retail	11,687,139	—	—
Internet Software & Services	20,689,789	5,189,644	—
IT Services	59,104,835	—	—
Life Sciences Tools & Services	2,399,604	—	—
Machinery	49,331,517	5,330,047	—
Marine	—	6,604,068	—
Media	6,551,207	5,233,186	—
Metals & Mining	5,553,714	4,136,563	—
Multiline Retail	5,106,449	—	—
Multi-Utilities	14,228,534	10,132,511	—
Oil, Gas & Consumable Fuels	78,447,952	6,476,296	—
Paper & Forest Products	6,647,377	—	—
Personal Products	11,602,724	1,804,846	—
Pharmaceuticals	68,701,011	19,467,510	—
Professional Services	8,340,664	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Real Estate Management & Development	$2,107,873	$10,055,463	$—
Road & Rail	58,836,149	3,062,620	—
Semiconductors & Semiconductor Equipment	27,329,061	1,601,959	—
Software	51,749,696	—	—
Specialty Retail	51,980,497	—	—
Technology Hardware, Storage & Peripherals	6,825,802	6,124,588	—
Textiles, Apparel & Luxury Goods	21,016,081	1,181,858	—
Thrifts & Mortgage Finance	3,073,935	—	—
Tobacco	12,226,363	6,859,695	—
Trading Companies & Distributors	14,022,084	2,164,070	—
Transportation Infrastructure	—	3,592,023	—
Water Utilities	—	3,229,818	—
Wireless Telecommunication Services	—	10,225,156	—
Preferred Stocks
Water Utilities	769,249	—	—
Affiliated Mutual Fund	149,057,380	—	—
Unaffiliated Fund	301,376,045	—	—
Options Purchased	40,772,547	—	—
Options Written	(18,495,000)	—	—
Other Financial Instruments*
Futures Contracts	438,393	—	—

Total	$1,942,321,290	$292,208,739	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$24,942,635	L1 to L2	Official Close to Model Price

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Fund	14.4%
Banks	7.7
Affiliated Mutual Funds (7.1% represents investments purchased with collateral from securities on loan)	7.1
Insurance	7.0
Pharmaceuticals	4.2
Oil, Gas & Consumable Fuels	4.1
Road & Rail	3.0
Health Care Providers & Services	2.8
IT Services	2.8
Machinery	2.6
Software	2.5
Specialty Retail	2.5
Equity Real Estate Investment Trusts (REITs)	2.4
Capital Markets	2.3
Containers & Packaging	2.2
Options Purchased	2.0
Commercial Services & Supplies	1.9
Health Care Equipment & Supplies	1.9
Hotels, Restaurants & Leisure	1.9
Food Products	1.5
Communications Equipment	1.4

Semiconductors & Semiconductor Equipment	1.4%
Electric Utilities	1.3
Chemicals	1.2
Diversified Telecommunication Services	1.2
Electrical Equipment	1.2
Internet Software & Services	1.2
Multi-Utilities	1.2
Food & Staples Retailing	1.1
Textiles, Apparel & Luxury Goods	1.1
Household Durables	1.0
Industrial Conglomerates	1.0
Gas Utilities	0.9
Tobacco	0.9
Air Freight & Logistics	0.8
Beverages	0.8
Trading Companies & Distributors	0.8
Aerospace & Defense	0.7
Building Products	0.7
Consumer Finance	0.7
Diversified Financial Services	0.7
Electronic Equipment, Instruments & Components	0.7
Construction Materials	0.6
Household Products	0.6
Internet & Direct Marketing Retail	0.6
Media	0.6
Personal Products	0.6
Real Estate Management & Development	0.6
Technology Hardware, Storage & Peripherals	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Energy Equipment & Services	0.5%
Metals & Mining	0.5
Wireless Telecommunication Services	0.5
Automobiles	0.4
Professional Services	0.4
Diversified Consumer Services	0.3
Marine	0.3
Paper & Forest Products	0.3
Airlines	0.2
Multiline Retail	0.2
Transportation Infrastructure	0.2
Water Utilities	0.2
Auto Components	0.1

Biotechnology	0.1%
Construction & Engineering	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Life Sciences Tools & Services	0.1
Thrifts & Mortgage Finance	0.1
Water Utilities	0.1

107.8
Options Written	(0.9)
Liabilities in excess of other assets	(6.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$438,393	*	—	$—
Equity contracts	Unaffiliated investments	40,772,547		Options written outstanding, at value	18,495,000

Total		$41,210,940			$18,495,000

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Total
Equity contracts	$353,527	$(93,830,816)	$64,696,889	$598,338	$—	$(28,182,062)
Foreign exchange contracts	—	—	—	—	92,528	92,528

Total	$353,527	$(93,830,816)	$64,696,889	$598,338	$92,528	$(28,089,534)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Total
Equity contracts	$(9,366,166)	$(7,696,686)	$(901,094)	$—	$(17,963,946)
Foreign exchange contracts	—	—	—	(33,185)	(33,185)

Total	$(9,366,166)	$(7,696,686)	$(901,094)	$(33,185)	$(17,997,131)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts-Purchased(4)	Forward Foreign Currency Exchange Contracts-Sold(4)
$78,139,720	$774,000	$26,456,905	$30,729,352	$359,747	$7,270,107

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$144,961,440	$(144,961,440)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $144,961,440:
Unaffiliated investments (cost $1,940,243,671)	$2,103,529,256
Affiliated investments (cost $149,058,433)	149,057,380
Cash	66,733
Foreign currency, at value (cost $62,423)	62,290
Deposit with broker for futures	2,902,250
Dividends and interest receivable	2,156,788
Tax reclaim receivable	1,277,056
Receivable for investments sold	432,156
Receivable for fund share sold	415,960
Due from broker-variation margin futures	271,895
Receivable from affiliate	30,732
Prepaid expenses	16,006

Total Assets	2,260,218,502

LIABILITIES:
Payable to broker for collateral for securities on loan	148,931,163
Options written outstanding, at value (premiums received $19,783,123)	18,495,000
Advisory fees payable	837,041
Payable for investments purchased	565,641
Payable for fund share repurchased	355,752
Accrued expenses and other liabilities	188,196
Distribution fee payable	71,322
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	87

Total Liabilities	169,444,548

NET ASSETS	$2,090,773,954

Net assets were comprised of:
Paid-in capital	$1,626,116,248
Retained earnings	464,657,706

Net assets, December 31, 2016	$2,090,773,954

Net asset value and redemption price per share, $2,090,773,954 / 156,145,007 outstanding shares of beneficial interest	$13.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $947,452, of which $90,982 is reimbursable by an affiliate)	$36,000,009
Income from securities lending, net (including affiliated income of $486,973)	501,910
Affiliated dividend income	303,439

36,805,358

EXPENSES
Advisory fees	16,540,061
Distribution fee	5,104,381
Custodian and accounting fees	525,000
Audit fee	29,000
Trustees’ fees	28,000
Insurance expenses	26,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Miscellaneous	25,344

Total expenses	22,307,786

NET INVESTMENT INCOME (LOSS)	14,497,572

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $32,230)	(24,727,803)
Futures transactions	598,338
Options written transactions	64,696,889
Foreign currency transactions	(103,935)

40,463,489

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,053))	62,756,708
Futures	(901,094)
Options written	(7,696,686)
Foreign currencies	(40,780)

54,118,148

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	94,581,637

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$109,079,209

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$14,497,572	$13,704,108
Net realized gain (loss) on investment and foreign currency transactions	40,463,489	71,926,013
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	54,118,148	(100,644,222)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,079,209	(15,014,101)

FUND SHARE TRANSACTIONS:
Fund share sold [34,963,915 and 12,631,165 shares, respectively]	438,974,907	160,680,798
Fund share repurchased [47,586,950 and 20,072,589 shares, respectively]	(579,622,735)	(252,122,462)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(140,647,828)	(91,441,664)

CAPITAL CONTRIBUTIONS (NOTE 4)	480,782	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,087,837)	(106,455,765)
NET ASSETS:
Beginning of year	2,121,861,791	2,228,317,556

End of year	$2,090,773,954	$2,121,861,791

SEE NOTES TO FINANCIAL STATEMENTS.

A189

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2016

The following abbreviations are used in the annual report:

Currency

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

BIST	Borsa Istanbul
FTSE	Financial Times Stock Exchange
JSE	Johannesburg Stock Exchange
MICEX	Moscow Interbank Currency Exchange
NASDAQ GS	National Association of Securities Dealers Automated
Quotations Global Select Market
NYSE	New York Stock Exchange
OMXS	Sweden Stock Market Index
OTC	Over-the-counter
RTS	Russian Trading System
SET	Stock Exchange of Thailand
SGX	Singapore Exchange
TASE	Tel Aviv Stock Exchange
TSX	Toronto Stock Exchange

Index:

Bovespa	Sao Paulo Se Bovespa Index
HSCEI	Hang Seng China Enterprises Index
iBoxx	Bond Market Indices
KOSPI	Korean Stock Exchange Index
TAIEX	Taiwan Stock Exchange Capitalization Weighted Stock Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
CDI	Chess Depository Interest
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
L1	Level 1
L2	Level 2
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OJSC	Open Joint-Stock Company
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REIT	Real Estate Investment Trust
S&P	Standard & Poor
SLM	Student Loan Mortgage
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

A190

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2016 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 29 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST AQR Emerging Markets Equity Portfolio (“AQR Emerging Markets Equity”)	Long-term capital appreciation.	AQR Capital Management, LLC

AST BlackRock iShares ETF Portfolio (“BlackRock iShares ETF”)	Maximize total return with a moderate level of risk.	BlackRock Financial Investors, Inc.

AST Boston Partners Large-Cap Value Portfolio (“Boston Partners Large-Cap Value”)	Capital appreciation.	Boston Partners Global Investors, Inc.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”)	Maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”)	Long-term capital appreciation.	Goldman Sachs Asset Management, L.P.

AST Hotchkis & Wiley Large-Cap Value Portfolio (“Hotchkis & Wiley Large-Cap Value”) formerly known as AST Large-Cap Value Portfolio	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC

AST International Growth Portfolio (“International Growth”)	Long-term growth of capital.	Jennison Associates, LLC / Neuberger Berman Investment Advisers, LLC / William Blair Investment Management, LLC

AST International Value Portfolio (“International Value”)	Capital growth.	Lazard Asset Management, LLC / LSV Asset Management

B1

	Objective	Subadviser(s)
AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”)	Capital growth.	J.P. Morgan Investment Management, Inc.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”)	Long-term growth of capital.	Jennison Associates, LLC

AST Loomis Sayles Large-Cap Growth Portfolio (“Loomis Sayles Large-Cap Growth”)	Capital growth.	Loomis, Sayles & Company, L.P.

AST MFS Global Equity Portfolio (“MFS Global Equity”)	Capital growth.	Massachusetts Financial Services Company (“MFS”)

AST MFS Growth Portfolio (“MFS Growth”)	Long-term growth of capital and future, rather than current, income.	MFS

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”)	Capital appreciation.	MFS

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”)	Capital growth.	LSV Asset Management / Neuberger Berman Investment Advisers, LLC

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”)	Long-term capital appreciation.	Parametric Portfolio Associates, LLC

AST QMA Emerging Markets Equity Portfolio (“QMA Emerging Markets Equity”)	Long-term capital appreciation.	Quantitative Management Associates, LLC (“QMA”)

AST QMA Large-Cap Portfolio (“QMA Large-Cap”)	Long-term capital appreciation.	QMA

AST Small-Cap Growth Portfolio (“Small-Cap Growth”)	Long-term capital growth.	Eagle Asset Management, Inc. through April 29, 2016 / Emerald Mutual Fund Advisers Trust / UBS Asset Management (Americas), Inc. effective April 29, 2016

AST Small-Cap Growth Opportunities Portfolio (“Small-Cap Growth Opportunities”)	Capital growth.	RS Investment Management Company, LLC through July 28, 2016 / Victory Capital Management, Inc. effective July 29, 2016 / Wellington Management Company, LLP

AST Small-Cap Value Portfolio (“Small-Cap Value”)	Long-term capital growth by investing primarily in small capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. / LMCG Investments, LLC

B2

	Objective	Subadviser(s)
AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”)	Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”)	Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.

AST Templeton Global Bond Portfolio (“Templeton Global Bond”)	Current income with capital appreciation and growth of income.	Franklin Advisers, Inc.

AST Value Equity Portfolio (“Value Equity”) formerly known as AST Herndon Large Cap Value Portfolio	Maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.

AST WEDGE Capital Mid-Cap Value Portfolio (“WEDGE Capital Mid-Cap Value”) formerly known as AST Mid-Cap Value Portfolio	Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management, LLP

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”)	To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.	Wellington Management Company, LLP

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”),

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with the exception of AQR Emerging Markets Equity for whom PI is the sole Investment Manager. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using

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fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

P-notes:    The Trust may gain exposure to securities in certain foreign markets through investments in P-notes. The Trust may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and

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any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to

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the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

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as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2016, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

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and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

REITs:    Certain Portfolios invest in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

MLPs:    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust has entered into investment management agreements with the Investment Manager on behalf of the Portfolios which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2016, the Investment Manager has engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisory fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated

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below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Advisory Fees	Effective Advisory Fees, Net of Waiver
AQR Emerging Markets Equity	0.9325% first $300 million;	0.93%
	0.9225% on next $200 million;
	0.9125% on next $250 million;
	0.9025% on next $ 2.5 billion;
	0.8925% on next $2.75 billion;
	0.8625% on next $4 billion;
	0.8425% in excess of $10 billion
BlackRock iShares ETF	0.7325% first $300 million;	0.59%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
Boston Partners Large-Cap Value	0.5825% first $300 million;	0.57%
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $ 2.5 billion;
	0.5425% on next $2.75 billion;
	0.5125% on next $4 billion;
	0.4925% in excess $10 billion
Cohen & Steers Realty	0.8325% first $300 million;	0.75%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $ 2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
Goldman Sachs Large-Cap Value	0.5825% first $300 million;	0.55%
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $ 2.5 billion;
	0.5425% on next $2.75 billion;
	0.5125% on next $4 billion;
	0.4925% in excess of $10 billion
Goldman Sachs Mid-Cap Growth	0.8325% first $300 million;	0.71%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $ 2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
Goldman Sachs Small-Cap Value	0.7825% first $300 million;	0.76%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $ 2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Hotchkis & Wiley Large-Cap Value	0.5825% first $300 million;	0.56%
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $ 2.5 billion;
	0.5425% on next $2.75 billion;
	0.5125% on next $4 billion;
	0.4925% in excess of $10 billion
International Growth	0.8325% first $300 million;	0.80%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $ 2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion

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	Advisory Fees	Effective Advisory Fees, Net of Waiver
International Value	0.8325% first $300 million;	0.81%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $ 2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
J.P. Morgan International Equity	0.8325% first $75 million;	0.71%
	0.6825% on next $225 million;
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $ 2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
Jennison Large-Cap Growth	0.7325% first $300 million;	0.72%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
Loomis Sayles Large-Cap Growth	0.7325% first $300 million;	0.65%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
MFS Global Equity	0.8325% first $300 million;	0.83%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $ 2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
MFS Growth	0.7325% first $300 million;	0.72%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
MFS Large-Cap Value	0.6825% first $300 million;	0.67%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $ 2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
Neuberger Berman/LSV Mid-Cap Value	0.7325% first $300 million;	0.72%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $250 million;
	0.6525% on next $2.25 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
Parametric Emerging Markets Equity	0.9325% first $300 million;	0.93%
	0.9225% on next $200 million;
	0.9125% on next $250 million;
	0.9025% on next $ 2.5 billion;
	0.8925% on next $2.75 billion;
	0.8625% on next $4 billion;
	0.8425% in excess of $10 billion
QMA Emerging Markets Equity	0.9325% first $300 million;	0.93%
	0.9225% on next $200 million;
	0.9125% on next $250 million;
	0.9025% on next $ 2.5 billion;
	0.8925% on next $2.75 billion;
	0.8625% on next $4 billion;
	0.8425% in excess of $10 billion

B11

	Advisory Fees	Effective Advisory Fees, Net of Waiver
QMA Large-Cap	0.5825% of first $300 million;	0.54%*
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $ 2.5 billion;
	0.5425% on next $2.75 billion;
	0.5125% on next $4 billion;
	0.4925% in excess of $10 billion
Small-Cap Growth	0.7325% first $300 million;	0.72%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
Small-Cap Growth Opportunities	0.7825% first $300 million;	0.77%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $ 2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Small-Cap Value	0.7325% first $300 million;	0.72%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
T. Rowe Price Large-Cap Growth	0.7325% first $300 million;	0.68%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $250 million;
	0.6525% on next $2.25 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
T. Rowe Price Natural Resources	0.7325% first $300 million;	0.73%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
Templeton Global Bond	0.6325% first $300 million;	0.63%
	0.6225% on next $200 million;
	0.6125% on next $250 million;
	0.6025% on next $ 2.5 billion;
	0.5925% on next $2.75 billion;
	0.5625% on next $4 billion;
	0.5425% in excess of $10 billion
Value Equity	0.6825% first $300 million;	0.53%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $ 2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
WEDGE Capital Mid-Cap Value	0.7825% first $300 million;	0.77%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $ 2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Wellington Management Hedged Equity	0.8325% first $300 million;	0.81%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $ 2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion

B12

	Fee Waivers and/or Expense Limitations through June 30, 2016	Fee Waivers and/or Expense Limitations effective July 1, 2016
BlackRock iShares ETF	**	**
Boston Partners Large-Cap Value	voluntarily limit expense	voluntarily limit
	to 0.85%	expense to 0.85%
Cohen & Steers Realty	contractually waive 0.07%	contractually waive 0.07%
	through June 30, 2016	through June 30, 2017
Goldman Sachs Large-Cap Value	contractually waive 0.013%	contractually waive 0.013%
	through October 31, 2016	through June 30, 2017
	contractually limit expenses	contractually limit expenses
	to 0.82%	to 0.82%
	through October 31, 2016	through October 31, 2016
Goldman Sachs Mid-Cap Growth	contractually waive 0.10%	contractually waive 0.10%
	through October 31, 2016	through June 30, 2017
	contractually limit expenses	contractually limit expenses
	to 0.98%	to 0.98%
	through October 31, 2016	through October 31, 2016
Goldman Sachs Small-Cap Value	contractually waive 0.013%	contractually waive 0.013%
	through June 30, 2016	through June 30, 2017
International Growth	contractually waive 0.013%	contractually waive 0.011%
	through June 30, 2016	through June 30, 2017
Loomis Sayles Large-Cap Growth	contractually waive 0.06%	contractually waive 0.06%
	through June 30, 2016	through June 30, 2017
Neuberger Berman/LSV Mid-Cap Value	contractually waive 0.003%	contractually waive 0.002%
	through June 30, 2016	through June 30, 2017
Small Cap Growth	contractually waive 0.004%	contractually waive 0.004%
	effective April 25, 2016	through June 30, 2017
through June 30, 2017
T. Rowe Price Large-Cap Growth	contractually waive 0.02%	contractually waive 0.01%
	through January 31, 2016	through June 30, 2017
effective February 1, 2016
contractually waive 0.01%
through June 30, 2017
T. Rowe Price Natural Resources	contractually waive 0.002%	contractually waive 0.002%
	through June 30, 2016	through June 30, 2017
Value Equity	contractually waive 0.15%	contractually waive 0.15%
	through June 30, 2016	through June 30, 2017
WEDGE Capital Mid-Cap Value	contractually waive 0.01%	contractually waive 0.01%
	through June 30, 2016	through June 30, 2017

*	The manager has voluntarily agreed to waive two-thirds of the incremental increase in their net management fee as a result of the underlying voluntary subadviser fee discount. For the year ended December 31, 2016 the manager waived 0.01%.

**	The Investment Manager has contractually agreed to waive a portion of the investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Manager has contractually agreed to waive a portion of the investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee (after the waiver described above) and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated or modified prior to June 30, 2017, and may be discontinued or modified thereafter.

AST Investment Services, Inc., Jennison, PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was as follows:

Amount
Cohen & Steers Realty	$68,252
Goldman Sachs Large-Cap Value	82,071
Goldman Sachs Mid-Cap Growth	48,312
Goldman Sachs Small-Cap Value	25,577

B13

Amount
International Growth	$106,887
International Value	969
J.P. Morgan International Equity Portfolio	105
Jennison Large Cap Growth	49,389
Loomis Sayles Large-Cap Growth	71,410
MFS Global Equity	4,953
MFS Growth	37,160
MFS Large-Cap Value	25,880
Neuberger Berman/LSV Mid-Cap Value	43,320
QMA Emerging Markets Equity	3,061
Small-Cap Growth	107,268
Small-Cap Growth Opportunities	5,624
Small-Cap Value	82,129
T. Rowe Price Large-Cap Growth	9,912
T. Rowe Price Natural Resources	14,186
Value Equity	78,679
WEDGE Capital Mid-Cap Value	56,042
Wellington Management Hedged Equity	14,923

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests the Portfolios’ overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prior to July 7, 2016, PGIM, Inc. was the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January

1, 2016 through February 4, 2016, PGIM, Inc. was compensated as follows for these services (PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016):

Amount
AQR Emerging Markets Equity	$282
BlackRock iShares ETF	3,733
Boston Partners Large-Cap Value	532
Cohen & Steers Realty	275
Goldman Sachs Large-Cap Value	10,867
Goldman Sachs Mid-Cap Growth	16,682
Goldman Sachs Small-Cap Value	1,320
Hotchkis & Wiley Large-Cap Value	2,134

B14

Amount
International Growth	$16,919
International Value	6,271
J.P. Morgan International Equity	100
Jennison Large-Cap Growth	3,713
Loomis Sayles Large-Cap Growth	3,834
MFS Global Equity	1,349
MFS Growth	976
MFS Large-Cap Value	322
Neuberger Berman/LSV Mid-Cap Value	1,198
Parametric Emerging Markets Equity	1,469
QMA Emerging Markets Equity	137
QMA Large-Cap	2,739
Small-Cap Growth	25,275
Small-Cap Growth Opportunities	19,124
Small-Cap Value	5,796
T. Rowe Price Large-Cap Growth	10,779
Value Equity	9,931
WEDGE Capital Mid-Cap Value	720
Wellington Management Hedged Equity	9,410

In February 2016, Prudential, the parent company of the Investment Manager (PI and AST Investment Services, Inc.) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios are reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2015 Withholding Tax	2016 Withholding Tax
AQR Emerging Markets Equity	$—	$9,702
International Growth	636,544	322,426
International Value	690,339	593,727
J.P. Morgan International Equity	91,122	102,532
MFS Global Equity	7,965	6,726
Parametric Emerging Markets Equity	—	43,186
QMA Emerging Markets Equity	7,558	5,712
T. Rowe Price Natural Resources	32,466	—
Wellington Management Hedged Equity	80,966	90,982

B15

5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended December 31, 2016, were as follows:

	Cost of Purchases	Proceeds from Sales
AQR Emerging Markets Equity	$107,601,004	$109,914,045
BlackRock iShares ETF	136,061,473	70,739,402
Boston Partners Large-Cap Value	491,469,759	696,774,903
Cohen & Steers Realty	619,830,066	705,314,447
Goldman Sachs Large-Cap Value	2,417,905,770	2,893,478,344
Goldman Sachs Mid-Cap Growth	845,036,325	1,005,038,821
Goldman Sachs Small-Cap Value	559,838,957	600,048,752
Hotchkis & Wiley Large-Cap Value	533,497,822	772,306,837
International Growth	1,221,554,359	1,402,920,486
International Value	508,326,679	605,690,494
J.P. Morgan International Equity	86,151,728	116,415,768
Jennison Large-Cap Growth	359,030,535	636,332,572
Loomis Sayles Large-Cap Growth	313,952,518	581,967,584
MFS Global Equity	165,299,332	200,248,755
MFS Growth	324,827,061	476,448,813
MFS Large-Cap Value	761,281,470	316,008,805
Neuberger Berman/LSV Mid-Cap Value	236,327,467	279,147,051
Parametric Emerging Markets Equity	135,565,163	159,797,421
QMA Emerging Markets Equity	129,796,931	132,251,377
QMA Large-Cap	2,562,506,543	2,782,853,739
Small-Cap Growth*	626,247,454	696,241,884
Small-Cap Growth Opportunities	488,719,632	566,654,234
Small-Cap Value	474,968,007	578,694,539
T. Rowe Price Large-Cap Growth	700,757,167	1,035,882,997
T. Rowe Price Natural Resources	438,156,800	427,137,268
Templeton Global Bond	141,890,924	160,809,665
Value Equity	1,041,118,601	918,746,351
WEDGE Capital Mid-Cap Value	119,768,367	158,148,696
Wellington Management Hedged Equity	1,128,162,076	1,326,357,846

*	The Portfolio purchases and sales transactions under Rule 17a-7, were $0 and $15,103,372, respectively for the year ended December 31, 2016.

Options written transactions, during the year ended December 31, 2016, were as follows:

	Wellington Management Hedged Equity
	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	960,000	$51,543,309
Written options	1,160,800	46,751,888
Expired options	(535,000)	(24,058,736)
Closed options	(1,000,400)	(54,453,338)

Balance at end of year	585,400	$19,783,123

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

B16

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2016. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
BlackRock iShares ETF	$4,864,913	1.68%	23	$13,682,000	$—
Boston Partners Large-Cap Value	2,628,091	1.68%	11	4,056,000	—
Cohen & Steers Realty	5,699,450	1.68%	20	13,493,000	—
Goldman Sachs Large-Cap Value	11,814,000	1.68%	1	11,814,000	—
Goldman Sachs Mid-Cap Growth	3,935,333	1.67%	3	4,010,000	—
Goldman Sachs Small-Cap Value	1,708,000	1.68%	2	2,490,000	—
Hotchkis & Wiley Large-Cap Value	9,601,400	1.68%	5	24,862,000	—
International Growth	4,552,429	1.68%	21	12,417,000	—
International Value	4,474,115	1.72%	104	15,479,000	—
J.P. Morgan International Equity	3,486,604	1.69%	53	12,592,000	—
Jennison Large-Cap Growth	4,675,222	1.71%	54	14,871,000	—
Loomis Sayles Large-Cap Growth	9,935,040	1.68%	25	30,436,000	—
MFS Global Equity	10,403,545	1.68%	33	26,615,000	—
MFS Growth	4,959,500	1.68%	14	7,395,000	—
MFS Large-Cap Value	4,164,143	1.68%	7	4,739,000	—
Neuberger Berman/LSV Mid-Cap Value	7,499,400	1.68%	30	18,455,000	—
Parametric Emerging Markets Equity	5,185,038	1.71%	80	23,069,000	—
QMA Emerging Markets Equity	910,714	1.68%	7	2,611,000	—
QMA Large-Cap	4,111,667	1.68%	3	4,799,000	—
Small-Cap Growth	5,530,435	1.68%	23	10,416,000	—
Small-Cap Growth Opportunities	5,961,037	1.68%	27	13,090,000	—
Small-Cap Value	3,103,480	1.68%	25	5,871,000	—
T. Rowe Price Large-Cap Growth	10,026,867	1.68%	30	30,042,000	—

B17

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
T. Rowe Price Natural Resources	$2,752,818	1.70%	33	$7,749,000	—
Value Equity	1,667,500	1.68%	8	2,347,000	—
WEDGE Capital Mid-Cap Value	931,000	1.68%	9	1,847,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Reorganization

On September 18, 2014, the Board approved an Agreement and Plan of Reorganization (the “September 2014 Plan”) which provided for the transfer of all the assets of the Prudential Series Fund, Inc. (“PSF”) – SP International Value Portfolio (“September 2014 Merged Portfolio”) for shares of International Value (“September 2014 Acquiring Portfolio”) and the assumption of the liabilities of the September 2014 Merged Portfolio. Shareholders approved the September 2014 Plan at a meeting on March 13, 2015 and the reorganization took place on April 24, 2015.

On June 15, 2015, the Board approved an Agreement and Plan of Reorganization (the “June 2015 Plan”) which provided for the transfer of all the assets of the AST Neuberger Berman Mid-Cap Growth Portfolio and AST T. Rowe Price Equity Income Portfolio (the “June 2015 Merged Portfolios,” together with the September 2014 Merged Portfolio, the “Merged Portfolios”) for shares of Goldman Sachs Mid-Cap Growth and Goldman Sachs Large-Cap Value (the “June 2015 Acquiring Portfolios,” together with the September 2014 Acquiring Portfolio, the “Acquiring Portfolios”) and the assumption of the liabilities of the June 2015 Merged Portfolios, respectively. Shareholders approved the June 2015 Plan at a meeting on October 5, 2015 and the reorganization took place on October 16, 2015.

On reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Neuberger Berman Mid-Cap Growth Portfolio	$750,160,772	$566,827,908
AST T. Rowe Price Equity Income Portfolio	848,482,177	767,245,185
Prudential Series Fund, Inc. (“PSF”) – SP International Value Portfolio	89,976,348	82,825,754

The purpose of the transactions was to combine two portfolios for each merger with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 16, 2015 for the June 2015 Plan and April 24, 2015 for the September 2014 Plan:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Neuberger Berman Mid-Cap Growth Portfolio	20,646,957	Goldman Sachs Mid-Cap Growth	101,293,411	$749,572,387
AST T. Rowe Price Equity Income Portfolio	68,384,987	Goldman Sachs Large Cap Value	33,031,410	850,565,565
Prudential Series Fund, Inc. (“PSF”) – SP International Value Portfolio	10,987,955	International Value	4,812,934	90,867,679

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

B18

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation	Acquiring Portfolio	Net Assets
AST Neuberger Berman Mid-Cap Growth Portfolio	$749,572,387	$183,332,864	Goldman Sachs Mid-Cap Growth	$619,521,336
AST T. Rowe Price Equity Income Portfolio	850,565,565	81,236,992	Goldman Sachs Large Cap Value	1,554,621,288
Prudential Series Fund, Inc. (“PSF”) – SP International Value Portfolio	90,867,679	7,150,594	International Value	2,270,530,693

Assuming the acquisitions had been completed on January 1, 2015, the Acquiring Portfolio’s results of operations for the year ended December 31, 2015 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
Goldman Sachs Mid Cap Growth	$(6,407,811)	$(13,415,050)	$(19,822,861)
Goldman Sachs Large Cap Value	36,277,788	(188,765,871)	(152,488,083)
International Value	43,315,519	(20,398,592)	22,916,927

(a)	Net investment income (loss) as reported in the Statement of Operations (Year ended December 31, 2015) of the Acquiring Portfolios, plus Net investment income from the Merged Portfolios pre-merger as follows: AST Neuberger Berman Mid-Cap Growth Portfolio $(4,010,590), AST T. Rowe Price Equity Income Portfolio $13,857,463, and Prudential Series Fund, Inc. (“PSF”) – SP International Value Portfolio $646,419.
(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2015) of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST Neuberger Berman Mid-Cap Growth Portfolio $32,971,850, AST T. Rowe Price Equity Income Portfolio $(75,317,197), and Prudential Series Fund, Inc. (“PSF”) – SP International Value Portfolio $8,252,712.

Because both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since April 24, 2015 for the September 2014 Plan and since October 16, 2015 for the June 2015 Plan.

At a meeting held on November 17, 2016, the Board of Trustees of the Trust approved plans of reorganization whereby the Target Portfolios would be acquired by the respective Acquiring Portfolios of the Advanced Series Trust, in the table below.

Target Portfolios	Acquiring Portfolios
Boston Partners Large-Cap Value	Goldman Sachs Large-Cap Value
BlackRock iShares ETF	Goldman Sachs Multi-Asset
QMA Emerging Markets Equity	AQR Emerging Markets Equity

The reorganizations are currently pending shareholder approval. A special meeting of shareholders of each Target Portfolio will be held on or about February 16, 2017 where shareholders of each Target Portfolio will be asked to approve or disapprove the respective plan of reorganization. It is expected that each reorganization, if approved, would be completed on or about April 28, 2017.

10.	Ownership

As of December 31, 2016, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

B19

11.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

B20

Financial Highlights

	AST AQR Emerging Markets Equity Portfolio
	Year Ended December 31,				February 25, 2013(c) through December 31, 2013
	2016(d)		2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.38		$9.92	$10.24	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09		0.10	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.03		(1.64)	(0.44)	0.11

Total from investment operations	1.12		(1.54)	(0.32)	0.24

Capital Contributions(e) (Note 4)	—	(f)	—	—	—

Net Asset Value, end of period	$9.50		$8.38	$9.92	$10.24

Total Return(a)	13.37	%(g)	(15.52)%	(3.13)%	2.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$162.6		$158.9	$263.8	$174.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.45%		1.37%	1.35%	1.40	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.45%		1.37%	1.35%	1.40	%(h)
Net investment income (loss)	0.99%		1.04%	1.16%	1.31	%(h)
Portfolio turnover rate	81%		59%	69%	109	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

	AST BlackRock iShares ETF Portfolio
	Year Ended December 31,				April 29, 2013(c) through December 31, 2013
	2016		2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.03		$11.00	$10.62	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.17	0.18	0.14
Net realized and unrealized gain (loss) on investments	0.51		(0.14)	0.20	0.48

Total from investment operations	0.70		0.03	0.38	0.62

Capital Contributions(e) (Note 4)	—	(f)	—	—	—

Net Asset Value, end of period	$11.73		$11.03	$11.00	$10.62

Total Return(a)	6.35	%(g)	0.27%	3.58%	6.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$400.6		$304.3	$232.9	$114.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.88%		0.84%	0.81%	0.84	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.02%		1.03%	1.06%	1.26	%(h)
Net investment income (loss)	1.66%		1.56%	1.63%	1.99	%(h)
Portfolio turnover rate	21%		60%	40%	36	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Boston Partners Large-Cap Value Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.38		$18.26	$16.56	$12.60	$11.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.19	0.12	0.09	0.09
Net realized and unrealized gain (loss) on investments	2.18		(1.07)	1.58	3.87	1.38

Total from investment operations	2.40		(0.88)	1.70	3.96	1.47

Less Distributions:	—		—	—	—	(0.06)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$19.78		$17.38	$18.26	$16.56	$12.60

Total Return(a)	13.81	%(f)	(4.82)%	10.27%	31.43%	13.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$618.8		$754.3	$696.1	$658.6	$1,437.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.85%		0.85%	0.81%	0.83%	0.85%
Expenses Before Waivers and/or Expense Reimbursement	0.85%		0.85%	0.86%	0.85%	0.87%
Net investment income (loss)	1.24%		1.07%	0.72%	0.65%	0.99%
Portfolio turnover rate	76%		55%	112%	47%	49%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.39		$9.91	$7.57	$7.34	$6.46

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.12	0.14	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.37		0.36	2.20	0.20	0.97

Total from investment operations	0.50		0.48	2.34	0.23	0.99

Less Distributions:	—		—	—	—	(0.11)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$10.89		$10.39	$9.91	$7.57	$7.34

Total Return(a)	4.81	%(f)	4.84%	30.91%	3.13%	15.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$675.6		$759.1	$857.4	$677.5	$632.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%		1.03%	1.00%	1.04%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.10%		1.10%	1.11%	1.11%	1.13%
Net investment income (loss)	1.19%		1.14%	1.46%	0.45%	0.13%
Portfolio turnover rate	88%		59%	48%	77%	103%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.39		$26.62	$23.53	$17.62	$14.91

Income (Loss) From Investment Operations:
Net investment income (loss)	0.46		0.33	0.27	0.24	0.19
Net realized and unrealized gain (loss) on investments	2.44		(1.56)	2.82	5.67	2.72

Total from investment operations	2.90		(1.23)	3.09	5.91	2.91

Less Distributions:	—		—	—	—	(0.20)

Capital Contributions(d) (Note 4)	0.03		—	—	—	—

Net Asset Value, end of year	$28.32		$25.39	$26.62	$23.53	$17.62

Total Return(a)	11.54	%(e)	(4.62)%	13.13%	33.54%	19.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,781.8		$2,124.9	$1,732.7	$1,652.2	$1,455.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%		0.82%	0.83%	0.84%	0.84%
Expenses Before Waivers and/or Expense Reimbursement	0.83%		0.83%	0.84%	0.85%	0.87%
Net investment income (loss)	1.80%		1.24%	1.09%	1.05%	1.13%
Portfolio turnover rate	132%		113%	74%	111%	136%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.42%.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30		$7.74	$6.94	$5.25	$5.01

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)		(0.02)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.13		(0.42)	0.82	1.72	0.93

Total from investment operations	0.11		(0.44)	0.80	1.69	0.92

Less Distributions:	—		—	—	—	(0.68)

Capital Contributions(d) (Note 4)	0.01		—	—	—	—

Net Asset Value, end of year	$7.42		$7.30	$7.74	$6.94	$5.25

Total Return(a)	1.64	%(e)	(5.68)%	11.53%	32.19%	19.62%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,182.8		$1,330.1	$712.6	$638.2	$563.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%		1.03%	1.03%	1.07%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.08%		1.10%	1.11%	1.12%	1.13%
Net investment income (loss)	(0.21)%		(0.29)%	(0.25)%	(0.24)%	(0.10)%
Portfolio turnover rate	71%		128%	71%	51%	78%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.50%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.03		$18.02	$16.81	$12.11	$10.53

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.11	0.10	0.08	0.17
Net realized and unrealized gain (loss) on investments	4.00		(1.10)	1.11	4.62	1.47

Total from investment operations	4.13		(0.99)	1.21	4.70	1.64

Less Distributions:	—		—	—	—	(0.06)

Capital Contributions(d) (Note 4)	0.01		—	—	—	—

Net Asset Value, end of year	$21.17		$17.03	$18.02	$16.81	$12.11

Total Return(a)	24.31	%(e)	(5.49)%	7.20%	38.81%	15.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.3		$800.7	$924.0	$877.5	$590.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.04%		1.04%	1.05%	1.06%	1.08%
Expenses Before Waivers and/or Expense Reimbursement	1.05%		1.05%	1.05%	1.06%	1.09%
Net investment income (loss)	0.71%		0.60%	0.55%	0.64%	1.47%
Portfolio turnover rate	70%		47%	48%	75%	87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.25%.

	AST Hotchkis & Wiley Large-Cap Value Portfolio
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$20.83		$22.59	$19.86	$14.20	$12.60

Income (Loss) From Investment Operations:
Net investment income (loss)	0.34		0.35	0.62	0.27	0.25
Net realized and unrealized gain (loss) on investments	3.75		(2.11)	2.11	5.39	1.82

Total from investment operations	4.09		(1.76)	2.73	5.66	2.07

Less Distributions:	—		—	—	—	(0.47)

Capital Contributions(d) (Note 4)	0.04		—	—	—	—

Net Asset Value, end of year	$24.96		$20.83	$22.59	$19.86	$14.20

Total Return(a)	19.83	%(e)	(7.79)%	13.75%	39.86%	16.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,437.7		$1,489.4	$1,402.8	$1,309.7	$1,867.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%		0.84%	0.84%	0.79%	0.77%
Expenses Before Waivers and/or Expense Reimbursement	0.84%		0.84%	0.84%	0.84%	0.87%
Net investment income (loss)	1.57%		1.56%	2.95%	1.59%	1.89%
Portfolio turnover rate	43%		48%	43%	36%	113%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.64%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST International Growth Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.76		$13.34	$14.12	$11.86	$9.98

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10		0.09	0.09	0.07	0.14
Net realized and unrealized gain (loss) on investments	(0.64)		0.33	(0.87)	2.19	1.86

Total from investment operations	(0.54)		0.42	(0.78)	2.26	2.00

Less Distributions:	—		—	—	—	(0.13)

Capital Contributions(d) (Note 4)	0.02		—	—	—	0.01

Net Asset Value, end of year	$13.24		$13.76	$13.34	$14.12	$11.86

Total Return(a)	(3.78	)%(e)	3.15%	(5.52)%	19.06%	20.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,959.1		$2,223.8	$2,721.7	$2,857.8	$2,545.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%		1.09%	1.08%	1.11%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.10%		1.10%	1.10%	1.12%	1.16%
Net investment income (loss)	0.78%		0.64%	0.66%	0.52%	1.19%
Portfolio turnover rate	61%		50%	56%	115%	136%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement. In addition, during the year ended December 31, 2016, the amount represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (3.93)%.

	AST International Value Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.26		$17.12	$18.35	$15.36	$13.54

Income (Loss) From Investment Operations:
Net investment income (loss)	0.38		0.35	0.36	0.29	0.33
Net realized and unrealized gain (loss) on investments	(0.32)		(0.21)	(1.59)	2.70	1.86

Total from investment operations	0.06		0.14	(1.23)	2.99	2.19

Less Distributions:	—		—	—	—	(0.37)

Capital Contributions(d) (Note 4)	0.04		—	—	—	— (e)

Net Asset Value, end of year	$17.36		$17.26	$17.12	$18.35	$15.36

Total Return(a)	0.58	%(f)	0.82%	(6.70)%	19.47%	16.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,908.1		$2,029.2	$2,436.4	$2,544.4	$2,239.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%		1.11%	1.10%	1.11%	1.13%
Expenses Before Waivers and/or Expense Reimbursement	1.10%		1.11%	1.10%	1.11%	1.16%
Net investment income (loss)	2.26%		1.96%	2.10%	1.76%	2.28%
Portfolio turnover rate	28%		22%	79%	39%	31%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement. In addition, during the year ended December 31, 2016, the amount represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.35%.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$23.31		$23.98	$25.61	$22.20	$18.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.42		0.41	0.72	0.38	0.41
Net realized and unrealized gain (loss) on investments	(0.02)		(1.08)	(2.35)	3.03	3.50

Total from investment operations	0.40		(0.67)	(1.63)	3.41	3.91

Less Distributions:	—		—	—	—	(0.40)

Capital Contributions(d) (Note 4)	0.05		—	—		0.08

Net Asset Value, end of year	$23.76		$23.31	$23.98	$25.61	$22.20

Total Return(a)	1.93	%(e)	(2.79)%	(6.36)%	15.36%	21.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$359.2		$389.2	$427.7	$467.2	$392.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%		1.02%	1.02%	1.03%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.03%		1.02%	1.02%	1.03%	1.07%
Net investment income (loss)	1.81%		1.63%	2.84%	1.60%	2.04%
Portfolio turnover rate	24%		13%	12%	15%	21%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement. In addition, during the year ended December 31, 2016, the amount represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.72%.

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year.	$23.20		$20.97	$19.15	$14.03	$12.18

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)		(0.06)	(0.05)	(0.03)	— (d)
Net realized and unrealized gain (loss) on investments	(0.31)		2.29	1.87	5.15	1.85

Total from investment operations	(0.34)		2.23	1.82	5.12	1.85

Capital Contributions(e) (Note 4)	—	(d)	—	—	—	—

Net Asset Value, end of year	$22.86		$23.20	$20.97	$19.15	$14.03

Total Return(a)	(1.47	)%(f)	10.63%	9.50%	36.49%	15.19%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$784.0		$1,097.4	$711.3	$815.3	$1,348.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%		0.99%	1.00%	1.00%	0.99%
Expenses Before Waivers and/or Expense Reimbursement	1.00%		0.99%	1.00%	1.01%	1.02%
Net investment income (loss)	(0.15)%		(0.27)%	(0.24)%	(0.19)%	0.01%
Portfolio turnover rate	42%		36%	34%	46%	66%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$35.52		$32.27	$29.18	$21.36	$19.11

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22		0.17	0.16	0.01	0.15
Net realized and unrealized gain (loss) on investments	1.71		3.08	2.93	7.81	2.19

Total from investment operations	1.93		3.25	3.09	7.82	2.34

Less Distributions:	—		—	—	—	(0.09)

Capital Contributions(d) (Note 4)	0.05		—	—	—	—

Net Asset Value, end of year	$37.50		$35.52	$32.27	$29.18	$21.36

Total Return(a)	5.57	%(e)	10.07%	10.59%	36.61%	12.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,292.9		$2,434.0	$2,957.4	$2,156.9	$2,392.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%		0.92%	0.92%	0.96%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.98%		0.98%	0.98%	0.99%	1.02%
Net investment income (loss)	0.61%		0.49%	0.53%	0.05%	0.73%
Portfolio turnover rate	13%		10%	37%	146%	87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 5.43%.

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.47		$15.70	$15.15	$11.87	$9.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.13		0.13	0.14	0.11	0.12
Net realized and unrealized gain (loss) on investments	0.95		(0.36)	0.41	3.17	2.11

Total from investment operations	1.08		(0.23)	0.55	3.28	2.23

Less Distributions:	—		—	—	—	(0.13)

Capital Contributions(d) (Note 4)	0.02		—	—	—	—

Net Asset Value, end of year	$16.57		$15.47	$15.70	$15.15	$11.87

Total Return(a)	7.11	%(e)	(1.46)%	3.63%	27.63%	23.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$614.9		$619.9	$643.9	$594.2	$364.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%		1.12%	1.13%	1.14%	1.21%
Expenses Before Waivers and/or Expense Reimbursement	1.13%		1.12%	1.13%	1.14%	1.21%
Net investment income (loss)	0.81%		0.80%	0.96%	0.80%	1.09%
Portfolio turnover rate	28%		17%	11%	13%	27%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.98%.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST MFS Growth Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.80		$16.59	$15.27	$11.17	$9.54

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)		(0.02)	(0.01)	— (d)	0.04
Net realized and unrealized gain (loss) on investments	0.36		1.23	1.33	4.10	1.59

Total from investment operations	0.33		1.21	1.32	4.10	1.63

Capital Contributions(e) (Note 4)	0.01		—	—	—	—

Net Asset Value, end of year	$18.14		$17.80	$16.59	$15.27	$11.17

Total Return(a)	1.91	%(f)	7.29%	8.64%	36.71%	17.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,069.7		$1,182.3	$1,417.5	$1,371.6	$1,703.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%		0.99%	0.99%	0.89%	0.84%
Expenses Before Waivers and/or Expense Reimbursement	0.99%		0.99%	0.99%	1.00%	1.02%
Net investment income (loss)	(0.16)%		(0.12)%	(0.08)%	(0.02)%	0.45%
Portfolio turnover rate	29%		30%	37%	42%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.85%.

	AST MFS Large-Cap Value Portfolio
	Year Ended December 31,					August 20, 2012(c) through December 31,
	2016(d)		2015(d)	2014	2013(d)	2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.10		$15.21	$13.80	$10.26	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.22	0.28	0.17	0.07
Net realized and unrealized gain (loss) on investments	1.79		(0.33)	1.13	3.37	0.19

Total from investment operations	2.03		(0.11)	1.41	3.54	0.26

Capital Contributions(e) (Note 4)	—	(f)	—	—	—	—

Net Asset Value, end of period	$17.13		$15.10	$15.21	$13.80	$10.26

Total Return(a)	13.44	%(g)	(0.72)%	10.22%	34.50%	2.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,160.4		$587.6	$626.4	$559.7	$664.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%		0.96%	0.97%	0.97%	0.99	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.95%		0.96%	0.97%	0.98%	1.00	%(h)
Net investment income (loss)	1.47%		1.45%	2.01%	1.45%	2.09	%(h)
Portfolio turnover rate	33%		17%	14%	50%	7	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.95		$27.50	$24.07	$16.95	$14.64

Income (Loss) From Investment Operations:
Net investment income (loss)	0.34		0.39	0.27	0.31	0.28
Net realized and unrealized gain (loss) on investments	4.36		(1.94)	3.16	6.81	2.20

Total from investment operations	4.70		(1.55)	3.43	7.12	2.48

Less Distributions:	—		—	—	—	(0.17)

Capital Contributions(d) (Note 4)	0.03		—	—	—	—

Net Asset Value, end of year	$30.68		$25.95	$27.50	$24.07	$16.95

Total Return(a)	18.23	%(e)	(5.64)%	14.25%	42.01%	17.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$918.5		$810.2	$993.2	$945.6	$494.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%		1.00%	1.00%	1.01%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.00%		1.00%	1.00%	1.01%	1.04%
Net investment income (loss)	1.25%		1.43%	1.04%	1.47%	1.67%
Portfolio turnover rate	30%		22%	20%	29%	34%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 18.11%.

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$7.12		$8.55	$8.97	$8.95	$7.85

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10		0.12	0.12	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.78		(1.55)	(0.54)	(0.08)	1.25

Total from investment operations	0.88		(1.43)	(0.42)	0.02	1.37

Less Distributions:	—		—	—	—	(0.27)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$8.00		$7.12	$8.55	$8.97	$8.95

Total Return(a)	12.36	%(f)	(16.73)%	(4.68)%	0.22%	17.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$411.7		$401.9	$583.9	$682.4	$1,356.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.48%		1.45%	1.42%	1.41%	1.41%
Expenses Before Waivers and/or Expense Reimbursement	1.48%		1.45%	1.42%	1.42%	1.43%
Net investment income (loss)	1.28%		1.42%	1.31%	1.16%	1.43%
Portfolio turnover rate	34%		12%	9%	28%	20%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	Includes 0.01% of loan interest expense.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST QMA Emerging Markets Equity Portfolio
	Year Ended December 31,				February 25, 2013(c) through December 31, 2013
	2016(d)		2015(d)	2014(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.90		$9.50	$9.74	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.14	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.60		(1.74)	(0.36)	(0.43)

Total from investment operations	0.71		(1.60)	(0.24)	(0.26)

Capital Contributions(e) (Note 4)	—	(f)	—	—	—

Net Asset Value, end of period	$8.61		$7.90	$9.50	$9.74

Total Return(a)	8.99	%(g)	(16.84)%	(2.46)%	(2.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$98.9		$96.7	$167.8	$238.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.53%		1.47%	1.43%	1.43	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.53%		1.47%	1.43%	1.43	%(h)
Net investment income (loss)	1.37%		1.51%	1.22%	1.87	%(h)
Portfolio turnover rate	144%		123%	100%	198	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

	AST QMA Large-Cap Portfolio
	Year Ended December 31,				April 29, 2013(c) through December 31, 2013
	2016(d)		2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.82		$13.61	$11.81	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.20	0.16	0.10
Net realized and unrealized gain (loss) on investments	1.31		0.01	1.64	1.71

Total from investment operations	1.50		0.21	1.80	1.81

Capital Contributions(e) (Note 4)	—	(f)	—	—	—

Net Asset Value, end of period	$15.32		$13.82	$13.61	$11.81

Total Return(a)	10.85	%(g)	1.54%	15.24%	18.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,946.6		$2,904.4	$2,791.5	$2,622.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.80%		0.81%	0.81%	0.82	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.82%		0.82%	0.83%	0.83	%(h)
Net investment income (loss)	1.34%		1.45%	1.19%	1.34	%(h)
Portfolio turnover rate	90%		96%	89%	77	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$32.05		$31.80	$30.63	$22.66	$20.20

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.10)		(0.20)	(0.16)	(0.07)	— (d)
Net realized and unrealized gain (loss) on investments	3.96		0.45	1.33	8.04	2.44

Total from investment operations	3.86		0.25	1.17	7.97	2.44

Capital Contributions(e) (Note 4)	0.01		—	—	—	0.02

Net Asset Value, end of year	$35.92		$32.05	$31.80	$30.63	$22.66

Total Return(a)	12.07	%(f)	0.79%	3.82%	35.17%	12.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$756.0		$737.4	$866.6	$894.6	$639.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%		1.00%	1.01%	1.01%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.01%		1.00%	1.01%	1.01%	1.03%
Net investment income (loss)	(0.31)%		(0.59)%	(0.52)%	(0.29)%	(0.09)%
Portfolio turnover rate	91%		46%	87%	63%	112%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	The Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2012. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement. In addition, during the year ended December 31, 2016, the amount represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 12.04%.

	AST Small-Cap Growth Opportunities Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.41		$14.23	$13.56	$9.63	$8.02

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.04)		(0.04)	(0.03)	(0.05)	— (d)
Net realized and unrealized gain (loss) on investments	1.15		0.22	0.70	3.98	1.61

Total from investment operations	1.11		0.18	0.67	3.93	1.61

Capital Contributions(e) (Note 4)	0.01		—	—	—	—

Net Asset Value, end of year	$15.53		$14.41	$14.23	$13.56	$9.63

Total Return(a)	7.77	%(f)	1.26%	4.94%	40.81%	20.08%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$722.2		$746.8	$801.8	$827.1	$649.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%		1.05%	1.07%	1.08%	1.09%
Expenses Before Waivers and/or Expense Reimbursement	1.06%		1.05%	1.07%	1.09%	1.10%
Net investment income (loss)	(0.27)%		(0.24)%	(0.12)%	(0.44)%	(0.01)%
Portfolio turnover rate	71%		69%	184%	84%	84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.70%.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.65		$21.58	$20.50	$14.92	$12.69

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.15	0.12	0.14	0.15
Net realized and unrealized gain (loss) on investments	5.88		(1.08)	0.96	5.44	2.15

Total from investment operations	5.99		(0.93)	1.08	5.58	2.30

Less Distributions:	—		—	—	—	(0.07)

Capital Contributions(d) (Note 4)	0.04		—	—	—	—

Net Asset Value, end of year	$26.68		$20.65	$21.58	$20.50	$14.92

Total Return(a)	29.20	%(e)	(4.31)%	5.27%	37.40%	18.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,065.6		$940.6	$1,156.7	$1,220.2	$907.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%		1.00%	1.00%	1.00%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.00%		1.00%	1.00%	1.01%	1.04%
Net investment income (loss)	0.49%		0.72%	0.57%	0.73%	1.17%
Portfolio turnover rate	52%		63%	36%	65%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 29.01%.

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.47		$22.33	$20.61	$14.31	$12.17

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)		(0.07)	(0.07)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.65		2.21	1.79	6.35	2.15

Total from investment operations	0.64		2.14	1.72	6.30	2.14

Capital Contributions(d) (Note 4)	0.02		—	—	—	—

Net Asset Value, end of year	$25.13		$24.47	$22.33	$20.61	$14.31

Total Return(a)	2.70	%(e)	9.58%	8.35%	44.03%	17.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,663.8		$1,978.9	$1,796.0	$1,884.7	$2,042.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.95%		0.95%	0.95%	0.95%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.96%		0.96%	0.97%	0.97%	0.99%
Net investment income (loss)	(0.06)%		(0.31)%	(0.34)%	(0.29)%	0.01%
Portfolio turnover rate	42%		47%	52%	44%	63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.62%.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.82		$20.83	$22.73	$19.70	$19.11

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21		0.17	0.15	0.11	0.16
Net realized and unrealized gain (loss) on investments	3.90		(4.18)	(2.05)	2.92	0.52

Total from investment operations	4.11		(4.01)	(1.90)	3.03	0.68

Less Distributions:	—		—	—	—	(0.09)

Capital Contributions(d) (Note 4)	0.03		—	—	—	—

Net Asset Value, end of year	$20.96		$16.82	$20.83	$22.73	$19.70

Total Return(a)	24.61	%(e)	(19.25)%	(8.36)%	15.38%	3.62%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$528.5		$416.5	$579.4	$665.9	$750.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%		1.04%	1.02%	1.02%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.03%		1.04%	1.02%	1.02%	1.03%
Net investment income (loss)	1.09%		0.85%	0.55%	0.51%	0.90%
Portfolio turnover rate	93%		87%	68%	65%	58%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 24.43%.

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33		$10.83	$10.77	$11.19	$11.11

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28		0.21	0.18	0.15	0.22
Net realized and unrealized gain (loss) on investments	0.17		(0.71)	(0.12)	(0.57)	0.34

Total from investment operations	0.45		(0.50)	0.06	(0.42)	0.56

Less Distributions:	—		—	—	—	(0.48)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$10.78		$10.33	$10.83	$10.77	$11.19

Total Return(a)	4.36	%(f)	(4.62)%	0.56%	(3.75)%	5.23%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.5		$352.6	$661.2	$578.3	$484.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.98%		0.97%	0.96%	0.95%	0.95%
Expenses Before Waivers and/or Expense Reimbursement	0.98%		0.97%	0.97%	0.98%	0.98%
Net investment income (loss)	2.69%		1.98%	1.62%	1.58%	1.97%
Portfolio turnover rate	68%		60%	54%	139%	62%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST Value Equity Portfolio
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance(c):
Net Asset Value, beginning of year	$12.24		$13.03	$12.83	$9.53	$8.51

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.16	0.16	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.54		(0.95)	0.04	3.17	1.01

Total from investment operations	0.74		(0.79)	0.20	3.30	1.13

Less Distributions:	—		—	—	—	(0.11)

Capital Contributions(d) (Note 4)	0.01		—	—	—	—

Net Asset Value, end of year	$12.99		$12.24	$13.03	$12.83	$9.53

Total Return(a)	6.13	%(e)	(6.06)%	1.56%	34.63%	13.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$860.7		$708.5	$827.4	$855.6	$936.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%		0.80%	0.86%	0.94%	0.94%
Expenses Before Waivers and/or Expense Reimbursement	0.96%		0.95%	0.95%	0.97%	0.97%
Net investment income (loss)	1.63%		1.27%	1.22%	1.18%	1.34%
Portfolio turnover rate	167%		63%	62%	138%	123%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.05%.

	AST WEDGE Capital Mid-Cap Value Portfolio
	Year Ended December 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$19.08		$20.43	$17.77	$13.41	$11.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25		0.20	0.11	0.13	0.24
Net realized and unrealized gain (loss) on investments	2.39		(1.55)	2.55	4.23	1.84

Total from investment operations	2.64		(1.35)	2.66	4.36	2.08

Less Distributions:	—		—	—	—	(0.12)

Capital Contributions(d) (Note 4)	0.03		—	—	—	—

Net Asset Value, end of year	$21.75		$19.08	$20.43	$17.77	$13.41

Total Return(a)	13.99	%(e)	(6.61)%	14.97%	32.51%	18.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$373.2		$359.5	$459.3	$436.3	$674.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%		1.07%	1.08%	1.07%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.07%		1.07%	1.08%	1.07%	1.08%
Net investment income (loss)	1.29%		0.96%	0.56%	0.87%	1.88%
Portfolio turnover rate	35%		58%	21%	21%	29%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 13.83%.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.57		$12.65	$11.99	$9.95	$8.99

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09		0.08	0.11	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.73		(0.16)	0.55	1.96	0.90

Total from investment operations	0.82		(0.08)	0.66	2.04	0.99

Less Distributions:	—		—	—	—	(0.03)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$13.39		$12.57	$12.65	$11.99	$9.95

Total Return(a)	6.52	%(f)	(0.63)%	5.50%	20.50%	11.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,090.8		$2,121.9	$2,228.3	$1,843.2	$971.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%		1.09%	0.99%	0.97%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.09%		1.09%	1.10%	1.12%	1.14%
Net investment income (loss)	0.71%		0.62%	0.90%	0.74%	1.15%
Portfolio turnover rate	65%		55%	76%	56%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST AQR Emerging Markets Equity Portfolio, AST BlackRock iShares ETF Portfolio, AST Boston Partners Large-Cap Value Portfolio, AST Cohen & Steers Realty Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio), AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST QMA Emerging Markets Equity Portfolio, AST QMA Large-Cap Portfolio, AST Small-Cap Growth Portfolio, AST Small-Cap Growth Opportunities Portfolio, AST Small-Cap Value Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Templeton Global Bond Portfolio, AST Value Equity Portfolio (formerly AST Herndon Large Cap Value Portfolio), AST WEDGE Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio) and AST Wellington Management Hedged Equity Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

Board Approval of New Subadvisory Agreement: AST Value Equity Portfolio

Approval of a New Subadvisory Agreement

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered a proposed subadvisory agreement (the Subadvisory Agreement) among Prudential Investments LLC (PI), AST Investment Services, Inc. (ASTIS, and together with PI, the Manager) and T. Rowe Price Associates, Inc. (T. Rowe Price) with respect to the AST Value Equity Portfolio (the Value Equity Portfolio). The Subadvisory Agreement with T. Rowe Price relates to the appointment of T. Rowe Price to replace Herndon Capital Management, LLC (Herndon) as the subadviser to the Value Equity Portfolio. The Board, including all of the trustees who were not parties to the Subadvisory Agreement and were not interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on September 13-14, 2016 (the Meeting) and approved the Subadvisory Agreement for an initial two year period, after concluding that approval of the Subadvisory Agreement was in the best interests of the Value Equity Portfolio and its beneficial shareholders.

In advance of the Meeting, the Board requested and received materials relating to the Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Value Equity Portfolio by T. Rowe Price; comparable performance information; the fees paid by the Manager to T. Rowe Price; the potential for economies of scale that may be shared with the Value Equity Portfolio and its shareholders; and other benefits to T. Rowe Price. In connection with its deliberations, the Board considered information provided by the Manager and T. Rowe Price at or in advance of the Meeting. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreement with respect to the Value Equity Portfolio.

The Board determined that the overall arrangements between the Manager and T. Rowe Price are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Value Equity Portfolio by Herndon under the current subadvisory agreement and those that would be provided by T. Rowe Price under the proposed Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Herndon and T. Rowe Price were each required to provide day-to-day portfolio management services and comply with all Value Equity Portfolio policies, and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio manager of T. Rowe Price who would be responsible for the Value Equity Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to T. Rowe Price. The Board noted that it received favorable compliance reports from AST’s Chief Compliance Officer as to T. Rowe Price. The Board also noted that T. Rowe Price provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about T. Rowe Price, and its experience with T. Rowe Price with respect to other AST portfolios, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Value Equity Portfolio by T. Rowe Price.

Performance

The Board received and considered information regarding the investment performance of other accounts managed by T. Rowe Price utilizing an investment strategy similar to the strategy to be used by T. Rowe Price for the Value Equity Portfolio. The Board concluded that it was satisfied with the performance record of T. Rowe Price.

Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable from the Manager to T. Rowe Price under the Subadvisory Agreement. The Board considered that, based on the Value Equity Portfolio’s average net assets of approximately $500 million, the effective subadvisory fee rate that would be paid to T. Rowe Price under the proposed subadvisory arrangement, taking into account the relationship pricing arrangement with T. Rowe Price (i.e., 0.247% of the Value Equity Portfolio’s average daily net assets), is higher than the effective subadvisory fee rate paid to Herndon under the current subadvisory arrangement (i.e., 0.22% of the Value Equity Portfolio’s average daily net assets). The Board noted that this higher effective subadvisory fee rate would be paid by the Manager, not the Value Equity Portfolio, and that it would review the management fee paid to the Manager by the Value Equity Portfolio in connection with future annual reviews of advisory agreements. The Board concluded that the proposed subadvisory fee rate was reasonable.

Profitability

Because the engagement of T. Rowe Price is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Value Equity Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Value Equity Portfolio contained breakpoints that reduced the fee rate on assets above specified levels. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to T. Rowe Price

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by T. Rowe Price in connection with the Value Equity Portfolio. The Board concluded that any potential benefits to be derived by T. Rowe Price were consistent with those generally derived by other subadvisers to the portfolios of AST, and that those benefits are reviewed on an annual basis. The Board also noted that T. Rowe Price provides subadvisory services to other AST portfolios, and concluded that any potential benefits to be derived by T. Rowe Price in connection with the Value Equity Portfolio would be similar to the benefits derived by T. Rowe Price in connection with its management of these other AST portfolios, which is also reviewed on an annual basis and which was considered in connection with the renewal of the advisory agreements at the June 2016 Board meeting. The Board concluded that any potential benefits to be derived by T. Rowe Price included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreement was in the best interests of the Value Equity Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PRSRT STD

U.S. POSTAGE

PAID

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-A

Advanced Series Trust

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Bond Portfolio 2016

AST Bond Portfolio 2017

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Global Real Estate Portfolio

AST High Yield Portfolio

AST Investment Grade Bond Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Prudential Core Bond Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2016	A1
	AST Bond Portfolio 2017	A3
	AST Bond Portfolio 2018	A12
	AST Bond Portfolio 2019	A22
	AST Bond Portfolio 2020	A32
	AST Bond Portfolio 2021	A44
	AST Bond Portfolio 2022	A56
	AST Bond Portfolio 2023	A69
	AST Bond Portfolio 2024	A79
	AST Bond Portfolio 2025	A86
	AST Bond Portfolio 2026	A94
	AST Bond Portfolio 2027	A107
	AST Global Real Estate Portfolio	A120
	AST High Yield Portfolio	A125
	AST Investment Grade Bond Portfolio	A160
	AST Lord Abbett Core Fixed Income Portfolio	A184
	AST Prudential Core Bond Portfolio	A200
	AST QMA US Equity Alpha Portfolio	A240
	AST Quantitative Modeling Portfolio	A254
	AST Western Asset Core Plus Bond Portfolio	A257
	AST Western Asset Emerging Markets Debt Portfolio	A298
	Glossary	A311

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

AST Bond Portfolio 2016	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.46%	0.82%	2.37%
Bloomberg Barclays Fixed Maturity (2016) Zero Coupon Swaps Index	0.87	1.25	2.53
Bloomberg Barclays US Government/Credit Index	3.05	2.29	3.88

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2016 returned 0.46%.

The investment objective of the Portfolio was to seek the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio was subadvised by PGIM Fixed Income.

Effective January 3, 2017, the AST Bond Portfolio 2016 reached its intended maturity date. In accordance with its terms, the securities held by the AST Bond Portfolio 2016 were sold and all outstanding shares of beneficial interest of the Portfolio were redeemed by the separate accounts which owned the shares.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, agencies, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) bolstering results. Individual issue selection was mixed, with the Portfolio’s positions in US Treasuries adding to performance while positioning in agencies and CMBS detracted from returns. Within its holdings of corporate bonds, the Portfolio benefited from positions in metal & mining and midstream energy names, while positions in banking and capital goods bonds weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies was negative during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time. As the Portfolio decreased steadily in AUM at the end of 2016, the Portfolio’s positioning featured a higher concentration in agencies and short duration corporates while reducing exposure to spread sectors including asset-backed and commercial mortgage-backed securities.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Bloomberg Barclays Fixed Maturity (2016) Zero Coupon Swaps Index reflect the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Bond Portfolio 2017	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.16%	1.14%	3.73%
Bloomberg Barclays Fixed Maturity (2017) Zero Coupon Swaps Index	1.20	1.54	4.26
Bloomberg Barclays US Government/Credit Index	3.05	2.29	3.79

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2017 returned 1.16%.

The net assets of the Portfolio at December 31, 2016 were $135.9 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering results. Individual issue selection hurt performance, with the Portfolio’s positions in investment-grade corporate bonds detracting from returns. Offsetting these results somewhat were positions in US Treasury securities and commercial mortgage-backed securities (CMBS), which added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in metal & mining names, while positions in banking and telecommunications bonds weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies was relatively flat during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2017) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Bond Portfolio 2018	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.61%	1.49%	5.14%
Bloomberg Barclays Fixed Maturity (2018) Zero Coupon Swaps Index	1.34	1.76	5.22
Bloomberg Barclays US Government/Credit Index	3.05	2.29	3.90

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2018 returned 1.61%.

The net assets of the Portfolio at December 31, 2016 were $119.8 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period — despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials — investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering results. Individual issue selection hurt performance, with the Portfolio’s positions in investment-grade corporate bonds detracting from returns. Offsetting these results somewhat were positions in commercial mortgage-backed securities (CMBS), agencies and US Treasury securities, which added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in natural gas names, while positions in banking and telecommunications bonds weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies was modestly negative during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2018) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Bond Portfolio 2019	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.45%	1.50%	5.26%
Bloomberg Barclays Fixed Maturity (2019) Zero Coupon Swaps Index	1.34	1.94	5.62
Bloomberg Barclays US Government/Credit Index	3.05	2.29	3.90

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2019 returned 1.45%.

The net assets of the Portfolio at December 31, 2016 were $59.6 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering results. Individual issue selection hurt performance, with the Portfolio’s positions in investment-grade corporate bonds detracting from returns. Offsetting these results somewhat were positions in agencies, US Treasury securities, and commercial mortgage-backed securities (CMBS), which added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in midstream energy names, while positions in banking and technology bonds weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2019) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Bond Portfolio 2020	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.95%	1.78%	3.31%
Bloomberg Barclays Fixed Maturity (2020) Zero Coupon Swaps Index	1.33	2.09	3.27
Bloomberg Barclays US Government/Credit Index	3.05	2.29	3.88

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2020 returned 1.95%.

The net assets of the Portfolio at December 31, 2016 were $120.4 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage backed securities, and asset-backed securities, bolstering results. Individual issue selection modestly hurt performance, with the Portfolio’s positions in investment-grade corporate bonds detracting from returns. Offsetting these results somewhat were positions in US Treasury securities, agencies, and collateralized loan obligations, which added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in midstream energy names, while its positions in banking and health care insurance bonds weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had no material impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2020) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Bond Portfolio 2021	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	2.03%	2.12%	5.95%
Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index	1.34	2.22	6.18
Bloomberg Barclays US Government/Credit Index	3.05	2.29	3.79

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2021 returned 2.03%.

The net assets of the Portfolio at December 31, 2016 were $205.7 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities, bolstering results. Individual issue selection modestly hurt performance, with the Portfolio’s positions in investment-grade corporate bonds detracting from returns. Offsetting these results somewhat were positions in US Treasury securities and agencies, which added to performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in upstream and midstream energy names, while positions in banking and health care & pharmaceutical bonds weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a modestly negative impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2021) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Bond Portfolio 2022	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	1.83%	1.85%	5.03%
Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index	1.37	2.35	5.64
Bloomberg Barclays US Government/Credit Index	3.05	2.29	3.33

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2022 returned 1.83%.

The net assets of the Portfolio at December 31, 2016 were $175.6 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during the February and fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including CMBS, investment-grade corporate bonds, and asset-backed securities bolstering results. Individual issue selection helped performance, with the Portfolio’s positions in US Treasury securities, commercial mortgage-backed securities (CMBS), and agencies adding to returns. These results were offset somewhat by positions in investment-grade corporate bonds, which detracted from performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in midstream energy names, while positions in banking and health care & pharmaceutical bonds weighed on returns. The combined impact of the Portfolio’s duration and yield curve strategies was modestly negative during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2022) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Bond Portfolio 2023	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.91%	2.31%
Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index	1.42	2.49
Bloomberg Barclays US Government/Credit Index	3.05	2.29

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2023 returned 1.91%.

The net assets of the Portfolio at December 31, 2016 were $59.6 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering performance. Individual issue selection was positive with the Portfolio’s positions in US Treasury securities, commercial mortgage-backed securities (CMBS), and agencies adding to performance and its positions in investment-grade corporate bonds detracting from returns. Within its holdings of corporate bonds, the Portfolio benefited from positions in midstream and upstream energy names, while positions in banking and finance bonds weighed on results. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2023) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Bond Portfolio 2024	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.91%	1.71%
Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index	1.47	2.01
Bloomberg Barclays US Government/Credit Index	3.05	1.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2024 returned 1.91%.

The net assets of the Portfolio at December 31, 2016 were $8.0 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering results. Individual issue selection helped performance as well, with the Portfolio’s positions in US Treasury securities and commercial mortgage-backed securities (CMBS) adding to returns. These results were offset somewhat by positions in investment-grade corporate bonds, which detracted from performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in midstream energy and property & casualty insurance bonds, while positions in banking and health care & pharmaceutical names weighed on returns. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2024) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Bond Portfolio 2025	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.47%	6.37%
Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index	1.57	7.34
Bloomberg Barclays US Government/Credit Index	3.05	3.04

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2025 returned 2.47%.

The net assets of the Portfolio at December 31, 2016 were $33.0 million.

The investment objective of the Portfolio is to seek the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering results. Individual issue selection also helped performance, with the Portfolio’s positions in US Treasury securities, collateralized loan obligations, and agencies adding to returns. Offsetting these results somewhat were positions in investment-grade corporate bonds, which detracted from performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in upstream and midstream energy names, while positions in health care & pharmaceutical and banking bonds weighed on returns. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2025) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Bond Portfolio 2026	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.08%	1.64%
Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index	1.70	2.98
Bloomberg Barclays US Government/Credit Index	3.05	1.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Bond Portfolio 2026 returned 2.08%.

The net assets of the Portfolio at December 31, 2016 were $340.6 million.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, CMBS, and asset-backed securities, bolstering performance. Individual issue selection also helped performance, with the Portfolio’s positions in US Treasury securities and commercial mortgage-backed securities (CMBS) adding to returns. Offsetting these results somewhat were positions in investment-grade corporate bonds, which detracted from performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in midstream (transportation and storage) and upstream (exploration and production) energy names, while positions in banking and health care & pharmaceutical bonds weighed on returns. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2026) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Bond Portfolio 2027	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Cumulative Total Returns	Since Inception
Portfolio	0.60%
Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index	1.84
Bloomberg Barclays US Government/Credit Index	3.05

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2016. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since the Portfolio’s inception on January 4, 2016 through December 31, 2016, the AST Bond Portfolio 2027 returned 0.60%.

The net assets of the Portfolio at December 31, 2016 were $399.1 million.

The investment objective of the Portfolio is to seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, sector allocation was a strong contributor with exposure to non-Treasury sectors, including investment-grade corporate bonds, commercial mortgage-backed securities, agencies, and asset-backed securities, bolstering results. Individual issue selection hurt performance, with the Portfolio’s positions in interest rate swaps, and agencies detracting from returns. Security selection among investment-grade corporate bonds was mixed. Within its holdings of corporate bonds, the Portfolio benefited from positions in upstream energy (exploration & production) and telecommunications names, while positions in banking and health care insurance bonds weighed on performance. The combined impact of the Portfolio’s duration and yield curve strategies was negative during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance in relation to its Zero Coupon Swaps Index benchmark, during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchases and sales of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Bloomberg Barclays US Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. The Bloomberg Barclays Fixed Maturity (2027) Zero Coupon Swaps Index reflects the returns of nominal zero-coupon bonds that are priced in the relevant swap curve. A zero coupon bond is a bond that makes no periodic interest payments, but rather sells at a deep discount from its face value. Upon maturity, the owner receives the face value of the bond. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Global Real Estate Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	0.89%	8.73%	2.37%
FTSE EPRA/NAREIT Developed Real Estate Net Index	4.06	9.48	2.61
S&P Developed BMI Property Net Index	4.43	9.89	3.00

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Global Real Estate Portfolio returned 0.89%.

The net assets of the Portfolio at December 31, 2016 were $415.9 million.

The Portfolio’s investment objective is capital appreciation and income. The Portfolio is subadvised by PGIM Real Estate.

What were market conditions during the reporting period?

Unexpected geopolitical events dominated headlines in 2016 from the surprise Brexit vote in the United Kingdom in June to the election of Donald Trump as president of the United States in November. While such events created temporary valuation distortions, the overall global real estate investment trust (REIT) market posted a moderately positive year — a nice reminder of REITs’ stable, defensive characteristics. The Portfolio’s focus on value and underlying real estate fundamentals created some headwinds during the first nine months of the year as the public REIT market rewarded dividend yield above all else. Low-quality REITs with high dividend yields and poor underlying fundamentals dramatically outperformed during this period, causing the Portfolio’s value-based positions in the US office sector and Japanese developers to lag peers. However, investors once again focused on value in the fourth quarter, a trend well suited for PGIM Real Estate’s disciplined investment approach. Looking forward, the underlying fundamentals of the direct real estate market have not changed materially. The supply/demand imbalance is still intact with market occupancies still at historically high levels.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio lagged for the year due to underperformance in all three major regions represented in the strategy. The Asia Pacific region was the largest detractor, followed by North America, then Europe. In Asia, Japan was the primary driver of this underperformance. Security selection in the country was notably negative and an overweight position, relative to the FTSE EPRA/NAREIT Developed Real Estate Net Index, had an unfavorable effect. Hong Kong also dragged down performance, albeit to a much lesser degree, while Singapore contributed. North America’s underperformance came from several sectors as no single sector stood out as the driver of the underperformance. Stock selection was weak in data centers and offices while underweight allocations to triple net and industrials dragged down returns. (The triple net sector is a form of real estate lease agreement where the tenant or lessee is responsible for the ongoing expenses of the property, including real estate taxes, building insurance, and maintenance, in addition to paying the rent and utilities.) Hotels also underperformed due to a combination of weak stock selection and an underweight position in the sector. The residential and specialty sectors both contributed for the year. Lastly, Europe’s underperformance mainly came from Ireland, as an overweight allocation to the country had a negative impact.

FTSE EPRA/NAREIT Developed Real Estate Net Index is an unmanaged index that reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST High Yield Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	15.39%	6.85%	5.37%
Bloomberg Barclays US High Yield 2% Issuer Capped Index	17.13	7.36	7.55
BofA Merrill Lynch US High Yield Master II Index	13.22	7.26	7.35

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST High Yield Portfolio returned 15.39%.

The net assets of the Portfolio at December 31, 2016 were $1,192.2 million.

The Portfolio’s investment objective is to seek to maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by PGIM Fixed Income and J.P. Morgan Investment Management, Inc. (JP Morgan).

What were market conditions during the reporting period?

During the reporting period, the high yield corporate bond market posted its strongest annual performance since 2009, with the Bloomberg Barclays High Yield 2% Issuer Capped Bond Index returning 17.13%. CCC-rated bonds outpaced BB- and B-rated bonds. CCC-rated bonds were up 31.5% during the period, more than double the returns generated by higher-rated bonds. Commodity-related sectors performed strongly, with integrated energy, independent energy, and metals & mining all returning more than 45% for the period. Elsewhere, chemicals, aerospace & defense, gaming, and technology sectors all experienced strong performance. Pharmaceuticals was the only sector with a negative return. Although banking, health care insurance, and environmental posted positive returns, they were amongst the worst-performing high yield bond sectors of the period.

In terms of defaults, JP Morgan projected the 12-month US speculative-grade default rate would end 2016 near 4.0%. While most default activity during 2016 originated in the energy and metals & mining sectors, continued improvement in commodity fundamentals suggested overall default activity might decline in 2017. The drop in the average number of defaults per month during 2016 supports this view. During the fourth quarter, the average number of defaults per month was three, down from an average greater than nine during the first nine months of 2016, with the slowdown connected to fewer commodity-related defaults.

What strategies or holdings affected the Portfolio’s performance?

During the period, the Portfolio’s relative underperformance was driven by its underweight in commodity-related sectors. Commodity-related sectors — particularly energy and metals & mining — significantly outperformed, hurting relative results. In addition, the Portfolio’s defensive credit-quality positioning detracted from returns. The Portfolio maintained exposure to higher-quality high yield securities and was underweight the lowest-rated issuers. This negatively impacted performance during the period, as CCC-rated issues significantly outperformed BB- and B-rated issues.

Sector allocation overall hurt the Portfolio’s performance, particularly underweights in the upstream energy sector and as mentioned previously, the metals & mining sector. An overweight in the health care & pharmaceutical sector was also negative. Underweight allocations in the finance & insurance and telecommunications sectors, as well as an overweight in the chemicals sector, added to performance.

The Portfolio benefited from issue selection, highlighted by positioning in the chemicals, technology, telecommunications, and paper & packaging sectors. Selection in the electric & water, metals & mining, and building materials & home construction sectors was negative. In terms of specific issuers, the Portfolio’s overweights in Hexion (chemicals), BMC Software (technology), and Scientific Games (gaming) contributed most positively to performance during the period. An underweight in Chesapeake Energy (upstream energy) and overweights in Community Health Systems (health care) and NRG Energy (electric & water) detracted from returns.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. The Portfolio also used credit default swaps to hedge credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had no material impact on performance in 2016.

BofA Merrill Lynch US High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Bloomberg Barclays US High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST Investment Grade Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	4.20%	3.57%	6.82%
Bloomberg Barclays US 5-10 Year Government/Credit Bond Index	3.10	2.95	4.90

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Investment Grade Bond Portfolio returned 4.20%.

The net assets of the Portfolio at December 31, 2016 were $5,109.5 million.

The Portfolio’s investment objective is to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of a setback during the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and in the face of strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

During the period, individual issue selection helped performance, with the Portfolio’s positions in non-agency mortgage-backed securities, commercial mortgage-backed securities (CMBS), collateralized loan obligations, and US Treasury securities adding to returns. Offsetting these results somewhat were positions in investment-grade corporate bonds, which detracted from performance. Within its holdings of corporate bonds, the Portfolio benefited from positions in upstream energy and capital goods names, while positions in health care & pharmaceutical, banking, and technology names weighed on results. Investments in non-US, non-corporate bonds added to performance. At the sector level, exposure to non-Treasury sectors, including investment-grade corporate bonds, high yield corporate bonds, and CMBS, bolstered relative returns. The Portfolio’s underweight in emerging markets debt detracted from performance. The combined impact of the Portfolio’s duration and yield curve strategies was positive during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period. The Portfolio also used credit default swaps to hedge credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had no material impact on performance in 2016.

Bloomberg Barclays US 5-10 Year Government/Credit Bond Index an unmanaged index that includes all medium and larger issues of US government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST Lord Abbett Core Fixed Income Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	2.60%	2.41%	4.43%
Bloomberg Barclays US Aggregate Bond Index	2.65	2.23	4.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Lord Abbett Core Fixed Income Portfolio returned 2.60%.

The net assets of the Portfolio at December 31, 2016 were $2,029.3 million.

The Portfolio’s investment objective is to seek income and capital appreciation to produce a high total return. The Portfolio is subadvised by Lord Abbett & Co. LLC.

What were market conditions during the reporting period?

Yields on longer-maturity Treasury bonds were relatively flat during the reporting period, rising only slightly, while yields on shorter-maturity Treasury notes increased substantially, leading to a flattening of the US Treasury yield curve. (Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds.) Credit-sensitive sectors of the fixed income market generated positive returns as spreads on lower-quality credits tightened during the period. (Spreads are yield differentials versus Treasury securities of comparable maturity.) US inflation increased, with the Consumer Price Index rising 1.7% during the 12 months ended November 30, 2016. Meanwhile, the US employment picture continued to improve. The unemployment rate ended 2016 at 4.7%, and average hourly earnings rose 2.9% during the calendar year. In December, with data continuing to suggest a strengthening US economy, the Federal Reserve raised its target for short-term interest rates by 0.25% to a range of between 0.50% and 0.75%.

During the period, corporate bonds generally outperformed US Treasury securities, as volatility remained subdued, concerns surrounding slower growth in China softened, commodity markets firmed, and investors continued their search for yield. These factors led to spread tightening in many fixed income sectors.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s allocations to investment-grade corporate bonds, particularly BBB-rated issues, contributed positively to relative performance as BBB-rated corporate bonds outperformed higher-grade credits. As of the end of the period, the subadviser maintained our preference for BBB-rated issuers because the subadviser believed these firms were less likely to prioritize equity holders over debt holders. Furthermore, the subadviser thought they would be hesitant to increase leverage to protect their investment-grade ratings and, therefore, presented an attractive risk-return profile.

Within the securitized sector, security selection among mortgage-backed securities detracted from performance. The Portfolio’s exposure to negatively convex, higher-coupon securities was a drag on results as interest rates moved sharply higher in the latter part of the reporting period. (Negative convexity means that a bond’s price falls more than its duration when market yields rise. Duration measures a bond’s approximate price change for a given change in interest rates.)

Bloomberg Barclays US Aggregate Bond Index an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST Prudential Core Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	4.21%	2.89%	3.05%
Bloomberg Barclays US Aggregate Bond Index	2.65	2.23	2.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Prudential Core Bond Portfolio returned 4.21%.

The net assets of the Portfolio at December 31, 2016 were $3,139.3 million.

The Portfolio’s investment objective is to seek to maximize total return, consistent with the long-term preservation of capital. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

What strategies or holdings affected the Portfolio’s performance?

Security selection was a large positive contributor to the Portfolio’s performance during the reporting period, highlighted by positions in non-agency mortgage-backed securities, investment-grade corporate bonds, collateralized loan obligations, emerging markets debt, and commercial mortgage backed securities (CMBS). Security selection among high-yield corporate bonds detracted from results. Within corporate bonds, the Portfolio benefited from security selection in the upstream energy and consumer non-cyclical sectors. Conversely, the Portfolio was hurt by security selection in the health care & pharmaceutical, banking, and midstream energy sectors. Investments in foreign non-corporate bonds added to returns. At the sector level, exposure to high-yield corporate bonds, CMBS, bank loans, and emerging markets debt contributed positively. The Portfolio’s underweight in investment-grade corporate bonds limited relative results. The combined impact of the Portfolio’s duration and yield curve strategies was negative during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rates over time.

Did the Portfolio use derivatives, and how did they affect performance?

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance in relation to its benchmark index, during the reporting period. The Portfolio also used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had no material impact on the Portfolio’s performance. In addition, the Portfolio traded foreign exchange derivatives in the form of currency swaps, which had no material impact on its performance. The Portfolio used credit default swaps to hedge credit risk of the portfolio in order to increase or decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had no material impact on performance.

Bloomberg Barclays US Aggregate Bond Index an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST QMA US Equity Alpha Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	14.84%	16.90%	7.07%
Russell 1000® Index	12.05	14.69	7.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST QMA US Equity Alpha Portfolio returned 14.84%.

The net assets of the Portfolio at December 31, 2016 were $654.8 million.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

After a steep decline during the first six weeks of the reporting period, US stocks generally regained the ground they had lost by the end of March. In June, fears about the global consequences of Brexit, which refers to the UK’s vote to leave the European Union, sparked a flight to safety. In subsequent months, however, stocks bounced back amid improving US economic fundamentals and enthusiasm about the November election results. US stock markets surged on speculation that a Donald Trump presidency would usher in a more pro-growth environment for the US. Investors celebrated the prospect of renewed fiscal stimulus, lower taxes, and less regulation for businesses, while appearing to ignore potential rifts caused by disrupted global trade and the risks that might come from less diplomatic stances on the world stage.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio’s quantitative approach to valuation signals was the main contributor to performance, particularly in the second half of the year. Fears over global consequences of Brexit (the referendum by the UK to exit the European Union) caused a flight to safety in the second quarter, leaving the Portfolio’s quantitative approach to valuation factors to considerably underperform. However, talks of value-style stocks as being “dead” were quieted in the subsequent months as cheap stocks bounced back amid improving US economic fundamentals and enthusiasm around a pro-growth White House agenda. This caused an upsurge in investor confidence that bid up those stocks that had been beaten down. Stock selection in the financials, health care and consumer discretionary sectors were the biggest contributors to performance, while energy was the only sector in which stock selection detracted, particularly in the second quarter.

Did the Portfolio use derivatives, and how did they affect performance?

The Portfolio uses index futures to equitize cash and provide exposure to the benchmark. Index futures do not add or detract from performance and therefore have no impact on portfolio performance relative to the Portfolio’s benchmark.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST Quantitative Modeling Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.32%	9.45%	6.30%
Blended Index	8.60	10.46	7.95
S&P 500 Index	11.94	14.65	11.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Quantitative Modeling Portfolio returned 6.32%.

The net assets of the Portfolio at December 31, 2016 were $1,025.6 million.

The Portfolio’s investment objective is to seek a high potential return while attempting to mitigate downside risk during adverse market cycles. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

The Portfolio’s performance is measured against a custom blend of indices with exposure to US and international stocks as well as bonds. Fears of a global growth slowdown carried into 2016 as stocks started the year down over -10%, while oil prices bottomed out near $26/barrel. As these concerns dissipated and oil prices stabilized, the market backdrop became more supportive of stock prices, catalyzing a strong rebound in which US stocks returned nearly 12% for the year. This strong market environment was further supported by the surprising US Presidential victory of Donald Trump as markets priced in expectations for strong US growth and high inflation in response to potential policy initiatives. In addition, the US economic backdrop continued to improve while third quarter corporate earnings grew for the first time in several quarters. International developed markets had a more challenging year highlighted by the United Kingdom’s Brexit referendum all while Europe and Japan continued various monetary policy initiatives in attempt to spur growth and inflation. This policy divergence served as a significant headwind for US dollar denominated investors as foreign stock returns were further limited by the strengthening of the US dollar versus the euro, pound, and yen. The second half of the year proved to be a difficult environment for fixed income investors as Treasury bond yields hit two-year highs at 2.44% in response to Trump’s victory and increased expectations for growth and inflation. Providing further upward pressure on rates, the US Fed implemented a 25 basis point (bps) rate hike and increased expectations for further hikes heading into 2017. A basis point is one hundredth of one percent. Despite the volatile backdrop of 2016 with several surprising geopolitical developments, most asset classes posted positive absolute returns for the year.

What strategies or holdings affected the Portfolio’s performance?

With a volatile market to start 2016, the Portfolio had moved 21% of assets into the defensive fixed income segment by February market lows. Though this helped mitigate downside risk to start the year, this served as a headwind as equity markets rallied significantly, leaving the Portfolio lagging its benchmark. For the year, tactical asset allocation (short-term changes in allocations) added slightly to the Portfolio’s performance relative to the blended benchmark, driven by a tilt towards stocks relative to bonds. Off-benchmark exposures to emerging market stocks and debt, as well as high yield bonds also added value. In aggregate, the Portfolio’s sub-advisers detracted from performance with both US and international stock sub-advisers trailing their respective benchmarks by sizeable margins, and with active managers having a difficult year. Overall, bond subadvisers were positive contributors to Portfolio performance with every manager outperforming the Bloomberg Barclays Aggregate Index.

Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Western Asset Core Plus Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.15%	3.93%	4.29%
Bloomberg Barclays US Aggregate Bond Index	2.65	2.23	4.05

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Western Asset Core Plus Bond Portfolio returned 5.15%.

The net assets of the Portfolio at December 31, 2016 were $3,053.7 million.

The Portfolio’s investment objective is to seek to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain an average duration specified for the Portfolio. The Portfolio is subadvised by Western Asset Management Company/Western Asset Management Company Limited.

What were market conditions during the reporting period?

While the first six weeks of 2016 continued the risk-off trends that dominated the second half of 2015, such as concerns about global growth and declines in commodity prices, investor sentiment later improved and markets remained generally “risk-on” for the remainder of the year.

What strategies or holdings affected the Portfolio’s performance?

The largest contributor to the Portfolio’s outperformance for the period was an exposure to high-yield bonds as spreads tightened (the risk premium for the sector fell) by 251 basis points (2.51%), generating 1,573 basis points of excess return. Yield curve positioning, with an emphasis on bonds with longer-dated maturities, was also a large contributor to outperformance as the yield curve ended the year with a flatter shape.

An allocation to non-agency mortgages (those not backed by a government-sponsored agency) was also a large positive contributor to performance, as the U.S. housing market continued to heal, which helped prices in the sector. Continued coupon and principal payments in the sector also added to the Portfolio’s returns.

Investment-grade credits, with an overweight position in the financials sector, also contributed to performance, as spreads for the overall sector tightened meaningfully. Following a rough start early in the year, the Portfolio’s exposure to emerging market securities recovered to serve as a modest contributor to performance as spreads on emerging market corporate and emerging market sovereign bonds ended the year tighter (narrower), which more than offset a negative impact from the Portfolio’s emerging market currency exposure.

The Portfolio’s short-term tactical duration positioning had a mildly negative effect on performance during the year. An underweight to agency mortgage securities also slightly detracted from relative performance as the spreads ended the year a bit tighter.

Did the Portfolio use derivatives and how did they affect performance?

The Portfolio used interest rate futures and options (forms of derivative securities) to adjust its duration and curve positioning. On a stand-alone basis, these positions contributed to performance during the period. Swap derivatives, such as interest rate, credit default, and index swaps were used to manage portfolio risk, to fine tune investment strategy, and to capture relative value opportunities. In aggregate, these positions detracted during the period. Currency forwards were used to adjust the Portfolio’s exposure to various foreign currencies. These positions slightly detracted during the period.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

AST Western Asset Emerging Markets Debt Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	10.60%	0.97%
J.P. Morgan EMBI Global Index	10.19	3.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 8/20/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Western Asset Emerging Markets Debt Portfolio returned 10.60%.

The net assets of the Portfolio at December 31, 2016 were $163.0 million.

The Portfolio’s investment objective is to seek to maximize total return. The Portfolio is subadvised by Western Asset Management Company/Western Asset Management Company Limited.

What were market conditions during the reporting period?

Emerging markets debt had a weak start to the reporting period, driven in part by concerns over moderating growth in China, falling commodity prices, and uncertainties about future Federal Reserve monetary policy. However, from February through September, the asset class staged an impressive rally due to subsiding China fears, a recovery in commodity prices, and robust investor demand. After the unexpected results in the November US presidential election, emerging markets debt suffered a setback amid expectations for stronger US economic growth and the potential of accelerated monetary policy normalization by the Fed. Emerging markets debt finished the period as one of the best-performing asset classes of 2016, with the J.P. Morgan EMBI Global Index returning 10.19%.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from its country allocations during the reporting period. Overweight exposure to Ecuador and Ghana contributed positively to performance, as did relatively low exposure to underperforming countries such as the Philippines and Turkey.

In terms of its sector positioning, the Portfolio was helped by an overweight in the Brazilian oil & gas sector. An overweight in the metals & mining sector also added to results. Regarding individual holdings, specific issuers, such as Brazil’s Petrobras (oil & gas) and Venezuela’s Petroleos De Venezuela (oil & gas), generated strong performance. On the negative side, the Portfolio’s overweight in the pulp & paper and the technology, media, and telecommunications sectors detracted from performance.

As a hedge against a potential victory by Donald Trump, we reduced the Portfolio’s longer duration position in advance of the US election. However, the Portfolio still held a longer duration position, which detracted from returns as interest rates rose after the election. (Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move.)

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio employed currency forwards and currency options to adjust its exposure to various foreign currencies. The use of these derivatives did not have a material effect on the Portfolio’s performance. The Portfolio also used US Treasury futures to manage its duration exposure, which also had no material effect on performance.

The J.P. Morgan Emerging Markets Bond Index Global Index (“J.P. Morgan EMBI Global Index”) is an unmanaged global index that tracks total returns for traded external debt instruments in the emerging markets, and is an expanded version of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) that tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

21

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2016

AST Bond 2017
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	49.9%
Asset-Backed Securities	14.4%
Corporate Bonds	12.4%
Commercial Mortgage-Backed Securities	9.1%
U.S. Government Agency Obligations	1.7%

AST Bond 2018
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	38.0%
Corporate Bonds	21.7%
Asset-Backed Securities	13.9%
Commercial Mortgage-Backed Securities	12.0%
U.S. Government Agency Obligations	2.7%

AST Bond 2019
Allocation	(% of Net Assets	)
Corporate Bonds	20.8%
U.S. Treasury Obligations	18.3%
Asset-Backed Securities	13.6%
Commercial Mortgage-Backed Securities	12.6%
U.S. Government Agency Obligations	4.1%

AST Bond 2020
Allocation	(% of Net Assets	)
Corporate Bonds	21.5%
U.S. Treasury Obligations	21.2%
Asset-Backed Securities	18.7%
Commercial Mortgage-Backed Securities	14.6%
U.S. Government Agency Obligations	14.0%

AST Bond 2021
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	24.5%
Asset-Backed Securities	18.1%
Corporate Bonds	17.5%
Commercial Mortgage-Backed Securities	16.0%
U.S. Government Agency Obligations	8.5%

AST Bond 2022
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	38.1%
Asset-Backed Securities	17.5%
Commercial Mortgage-Backed Securities	14.4%
Corporate Bonds	14.1%
U.S. Government Agency Obligations	2.8%

AST Bond 2023
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	51.6%
Corporate Bonds	11.9%
Commercial Mortgage-Backed Securities	11.5%
Asset-Backed Securities	11.4%
Non-Corporate Foreign Agencies	1.7%

AST Bond 2024
Allocation	(% of Net Assets	)
Corporate Bonds	23.2%
Asset-Backed Securities	21.9%
U.S. Treasury Obligations	18.9%
Commercial Mortgage-Backed Securities	18.7%
U.S. Government Agency Obligations	2.5%

AST Bond 2025
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	51.2%
Asset-Backed Securities	16.2%
Corporate Bonds	14.1%
Commercial Mortgage-Backed Securities	10.7%
U.S. Government Agency Obligations	5.5%

AST Bond Portfolio 2026
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	56.0%
Asset-Backed Securities	10.9%
Corporate Bonds	10.8%
Commercial Mortgage-Backed Securities	9.7%
U.S. Government Agency Obligations	6.8%

AST Bond Portfolio 2027
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	54.2%
Corporate Bonds	10.7%
Asset-Backed Securities	10.1%
U.S. Government Agency Obligations	7.7%
Commercial Mortgage-Backed Securities	7.6%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Ventas, Inc., REIT	2.7%
Sun Hung Kai Properties Ltd. (Hong Kong)	2.6%
Simon Property Group, Inc., REIT	2.6%
Mitsui Fudosan Co. Ltd. (Japan)	2.4%
Equity Residential, REIT	2.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2016

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	91.7%
Bank Loans	2.9%
Preferred Stocks	0.3%
Common Stocks	0.3%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
Corporate Bonds	40.2%
U.S. Treasury Obligations	30.6%
Commercial Mortgage-Backed Securities	13.9%
Asset-Backed Securities	4.6%
Residential Mortgage-Backed Securities	3.0%

AST Lord Abbett Core Fixed Income
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	38.1%
U.S. Government Agency Obligations	28.5%
Asset-Backed Securities	22.6%
Corporate Bonds	17.1%
Commercial Mortgage-Backed Securities	3.6%

AST Prudential Core Bond
Allocation	(% of Net Assets	)
Corporate Bonds	29.5%
Asset-Backed Securities	21.9%
Commercial Mortgage-Backed Securities	16.9%
U.S. Government Agency Obligations	9.2%
Residential Mortgage-Backed Securities	7.1%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.4%
JPMorgan Chase & Co.	2.0%
Bank of America Corp.	1.7%
Microsoft Corp.	1.6%
Johnson & Johnson	1.6%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST AQR Large-Cap Portfolio	12.6%
AST QMA Large-Cap Portfolio	12.6%
AST International Value Portfolio	6.2%
AST International Growth Portfolio	6.1%
AST ClearBridge Dividend Growth Portfolio	5.6%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
Corporate Bonds	30.8%
U.S. Treasury Obligations	18.9%
U.S. Government Agency Obligations	18.6%
Residential Mortgage-Backed Securities	10.9%
Foreign Government Bonds	6.8%

AST Western Asset Emerging Markets Debt
Allocation	(% of Net Assets	)
Sovereign Issues	51.2%
Foreign Bonds	43.1%
Common Stock	0.2%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2016	Actual	$1,000.00	$1,000.00	0.93%	$4.68
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
AST Bond Portfolio 2017	Actual	$1,000.00	$998.40	0.82%	$4.12
	Hypothetical	$1,000.00	$1,021.01	0.82%	$4.17
AST Bond Portfolio 2018	Actual	$1,000.00	$991.40	0.84%	$4.20
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27
AST Bond Portfolio 2019	Actual	$1,000.00	$979.50	0.93%	$4.63
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
AST Bond Portfolio 2020	Actual	$1,000.00	$971.30	0.84%	$4.16
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27
AST Bond Portfolio 2021	Actual	$1,000.00	$963.60	0.80%	$3.95
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06
AST Bond Portfolio 2022	Actual	$1,000.00	$953.70	0.80%	$3.93
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06
AST Bond Portfolio 2023	Actual	$1,000.00	$945.20	0.93%	$4.55
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
AST Bond Portfolio 2024	Actual	$1,000.00	$936.10	0.93%	$4.53
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
AST Bond Portfolio 2025	Actual	$1,000.00	$931.10	0.89%	$4.32
	Hypothetical	$1,000.00	$1,020.66	0.89%	$4.52

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2016

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond Portfolio 2026	Actual	$1,000.00	$919.00	0.79%	$3.81
	Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01
AST Bond Portfolio 2027	Actual	$1,000.00	$910.40	0.84%	$4.03
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27
AST Global Real Estate Portfolio	Actual	$1,000.00	$949.60	1.13%	$5.54
	Hypothetical	$1,000.00	$1,019.46	1.13%	$5.74
AST High Yield Portfolio	Actual	$1,000.00	$1,069.60	0.85%	$4.42
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32
AST Investment Grade Bond Portfolio	Actual	$1,000.00	$969.00	0.72%	$3.56
	Hypothetical	$1,000.00	$1,021.52	0.72%	$3.66
AST Lord Abbett Core Fixed Income Portfolio	Actual	$1,000.00	$977.60	0.63%	$3.13
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
AST Prudential Core Bond Portfolio	Actual	$1,000.00	$980.60	0.73%	$3.63
	Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71
AST QMA US Equity Alpha Portfolio	Actual	$1,000.00	$1,111.70	1.66%	$8.81
	Hypothetical	$1,000.00	$1,016.79	1.66%	$8.42
AST Quantitative Modeling Portfolio	Actual	$1,000.00	$1,052.90	1.11%	$5.73
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63
AST Western Asset Core Plus Bond Portfolio	Actual	$1,000.00	$991.80	0.74%	$3.70
	Hypothetical	$1,000.00	$1,021.42	0.74%	$3.76
AST Western Asset Emerging Markets Debt Portfolio	Actual	$1,000.00	$1,000.00	0.99%	$4.98
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST BOND PORTFOLIO 2016

December 31, 2016

The Portfolio did not hold any securities and derivative instruments as of December 31, 2016, accordingly, no securities and derivative positions were presented in Statement of Assets and Liabilities.

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(22,874)	$(17,206)	$(627,229)	$(1,080)	$272,738	$(395,651)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$10,853	$(6,374)	$(37,594)	$(340,863)	$(373,978)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$3,143	$7,544,000	$6,050,921	$12,846,491	$14,792,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Cash	$127,423
Receivable from advisor	158

Total Assets	127,581

LIABILITIES:
Payable for fund share repurchased	29,592
Accrued expenses and other liabilities	27,355
Affiliated transfer agent fee payable	346
Distribution fee payable	26

Total Liabilities	57,319

NET ASSETS	$70,262

Net assets were comprised of:
Paid-in capital	$(7,665,656)
Retained earnings	7,735,918

Net assets, December 31, 2016	$70,262

Net asset value and redemption price per share, $70,262 / 8,060 outstanding shares of beneficial interest	$8.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$298,832
Affiliated dividend income	6,939

305,771

EXPENSES
Advisory fees	102,958
Distribution fee	54,786
Custodian and accounting fees (net of $4,300 fee credit)	50,000
Audit fee	40,000
Legal fees and expenses	13,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	2,000
Insurance expenses	1,000
Loan interest expense	890
Miscellaneous	12,225

Total expenses	294,859
Less: advisory fee waiver and/or expense reimbursement	(90,220)

Net expenses	204,639

NET INVESTMENT INCOME (LOSS)	101,132

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	638,883
Futures transactions	(627,229)
Forward rate agreement transactions	(1,080)
Swap agreement transactions	272,738
Options written transactions	(17,206)

266,106

Net change in unrealized appreciation (depreciation) on:
Investments	187,142
Futures	(37,594)
Swap agreements	(340,863)
Options written	(6,374)

(197,689)

NET GAIN (LOSS) ON INVESTMENTS	68,417

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$169,549

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$101,132	$160,019
Net realized gain (loss) on investment transactions	266,106	(57,364)
Net change in unrealized appreciation (depreciation) on investments	(197,689)	(275,125)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,549	(172,470)

FUND SHARE TRANSACTIONS:
Fund share sold [887,507 and 3,965,679 shares, respectively]	7,714,646	34,602,915
Fund share repurchased [5,264,231 and 689,327 shares, respectively]	(45,883,347)	(6,007,670)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(38,168,701)	28,595,245

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,999,152)	28,422,775
NET ASSETS:
Beginning of year	38,069,414	9,646,639

End of year	$70,262	$38,069,414

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 87.6% ASSET-BACKED SECURITIES — 14.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 2.3%
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000%	(c)	07/16/25	250	$249,325
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 144A	2.091%	(c)	05/20/25	500	499,125
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	249,766
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class AR, 144A	1.200%	(c)	11/08/24	1,150	1,150,246
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.015%	(c)	04/18/26	500	499,639
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281%	(c)	11/07/25	500	500,049

					3,148,150

Non-Residential Mortgage-Backed Securities — 12.1%
Ally Auto Receivables Trust, Series 2016-3, Class A2	1.190%		12/17/18	1,000	1,000,327
Ally Master Owner Trust, Series 2014-1, Class A1	1.174%	(c)	01/15/19	2,200	2,200,233
American Express Credit Account Secured Note Trust, Series 2012-4, Class A	0.944%	(c)	05/15/20	1,000	1,000,006
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A2B	1.399%	(c)	04/08/19	378	378,349
BA Credit Card Trust, Series 2007-A1, Class A1	5.170%		06/15/19	1,000	1,001,423
BA Credit Card Trust, Series 2014-A2, Class A	0.974%	(c)	09/16/19	1,000	1,000,196
CarMax Auto Owner Trust, Series 2015-2, Class A2B	0.984%	(c)	06/15/18	102	101,681
CarMax Auto Owner Trust, Series 2015-3, Class A2B	1.154%	(c)	11/15/18	889	889,101
Chase Issuance Trust, Series 2007-B1, Class B1	0.954%	(c)	04/15/19	1,550	1,549,576
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	1,900	1,899,843
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	600	600,002
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	1,500	1,546,540
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	75	74,772
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A2	1.054%	(c)	08/15/19	1,600	1,601,724
GM Financial Automobile Leasing Trust, Series 2015-2, Class A2B	1.159%	(c)	04/20/18	139	139,262
Mercedes-Benz Auto Lease Trust, Series 2015-B, Class A2B	1.224%	(c)	01/16/18	607	607,049
Nissan Auto Lease Trust, Series 2015-B, Class A2A	1.180%		12/15/17	856	855,926

					16,446,010

TOTAL ASSET-BACKED SECURITIES (cost $19,634,234)					19,594,160

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.1%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.587%	(c)	04/10/49	380	381,631
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	644	643,361

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366%	(c)	12/11/49	700	$700,704
CD Commercial Mortgage Trust, Series 2007-CD5, Class A1A	5.800%	(c)	11/15/44	327	333,936
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A1A	5.711%	(c)	12/10/49	338	340,576
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A1	0.754%		04/10/46	188	187,597
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A1	1.242%		05/10/47	135	134,657
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	1,246	1,277,567
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A1	1.330%		02/10/47	527	526,294
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	28	27,673
Commercial Mortgage Trust, Series 2012-CR1, Class A2	2.350%		05/15/45	244	244,296
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,700	2,726,628
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.925%	(c)	04/17/45	30	29,559
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A	5.387%		02/15/40	687	688,946
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	130	133,419
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	59	58,856
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A1	1.313%		10/15/46	448	447,658
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	2,385	2,442,709
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.290%	(c)	10/15/44	30	30,431
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.707%	(c)	06/15/49	983	991,088

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,474,315)					12,347,586

CORPORATE BONDS — 12.4%
Banks — 5.3%
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,305	1,342,818
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	360	351,256
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	325	346,507
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	1,290	1,289,765
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	350	383,596
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	425	461,119
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%		10/29/20	75	74,945
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	350	374,428
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	6.300%		04/23/19	400	437,095
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		01/26/20	850	921,512
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%		12/11/17	1,175	1,218,192

					7,201,233

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers — 1.3%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	1,320	$1,315,049
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	370	372,057
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	70	70,677

					1,757,783

Electric — 0.2%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%		06/01/21	280	299,644

Engineering & Construction — 0.3%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%		05/08/17	445	445,599

Food — 0.2%
Kraft Heinz Foods Co., Gtd. Notes	5.375%		02/10/20	209	226,369
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%		10/20/17	90	90,453

					316,822

Healthcare – Services — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%		06/01/21	275	293,016
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%		02/15/21	280	303,159

					596,175

Insurance — 0.6%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%		01/16/18	380	396,251
MetLife, Inc., Sr. Unsec’d. Notes	7.717%		02/15/19	350	391,525

					787,776

Machinery – Diversified — 0.4%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%		10/15/21	140	143,612
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%		07/12/21	350	369,896

					513,508

Miscellaneous Manufacturing
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%		10/17/21	30	32,908

Oil & Gas — 0.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%		05/05/17	770	771,675
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%		06/01/18	200	211,746

					983,421

Pharmaceuticals — 0.4%
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500%		05/08/17	560	560,828

Pipelines — 0.1%
Enterprise Products Operating LLC, Gtd. Notes	5.200%		09/01/20	125	136,482

Retail — 0.4%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	4.250%		04/15/21	425	459,623

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications — 1.7%
AT&T, Inc., Sr. Unsec’d. Notes(a)	3.875%	08/15/21	600	$619,468
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20	1,345	1,357,904
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	3.500%	11/01/21	350	361,261

				2,338,633

Transportation — 0.3%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	350	381,863

TOTAL CORPORATE BONDS (cost $16,452,700)				16,812,298

SOVEREIGN BOND — 0.1%
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS (cost $199,700)	1.125%	08/03/19	200	196,879

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
Federal National Mortgage Assoc	1.500%	11/30/20	1,220	1,204,695
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%	09/18/23	975	1,153,986

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,326,661)				2,358,681

U.S. TREASURY OBLIGATIONS — 49.9%
U.S. Treasury Bonds	2.500%	02/15/45	210	187,056
U.S. Treasury Bonds	2.750%	11/15/42	600	566,695
U.S. Treasury Bonds	2.875%	11/15/46	170	164,130
U.S. Treasury Bonds	3.000%	11/15/44	45	44,453
U.S. Treasury Bonds	3.000%	05/15/45	3,130	3,087,695
U.S. Treasury Bonds	4.250%	11/15/40	415	503,836
U.S. Treasury Bonds	4.750%	02/15/41	715	932,181
U.S. Treasury Bonds	8.125%	08/15/21	90	114,620
U.S. Treasury Notes	0.625%	04/30/18	3,765	3,746,616
U.S. Treasury Notes	0.750%	06/30/17	5,185	5,187,634
U.S. Treasury Notes	0.875%	10/15/17	3,540	3,540,552
U.S. Treasury Notes	1.375%	12/15/19	5,480	5,466,941
U.S. Treasury Notes	1.375%	04/30/20	1,610	1,599,624
U.S. Treasury Notes	1.375%	09/30/20	930	919,465
U.S. Treasury Notes	1.375%	04/30/21	2,395	2,349,440
U.S. Treasury Notes	1.625%	04/30/19	3,415	3,441,678
U.S. Treasury Notes	1.625%	04/30/23	5,345	5,169,620
U.S. Treasury Notes(a)	1.750%	11/30/21	865	858,546
U.S. Treasury Notes(k)	1.750%	02/28/22	950	938,645
U.S. Treasury Notes	1.750%	03/31/22	3,055	3,014,307
U.S. Treasury Notes	1.750%	05/15/23	2,970	2,892,732
U.S. Treasury Notes	1.875%	11/30/21	115	114,690
U.S. Treasury Notes	2.000%	10/31/21	765	767,212
U.S. Treasury Notes	2.000%	11/30/22	2,595	2,577,463
U.S. Treasury Notes	2.000%	08/15/25	870	842,745
U.S. Treasury Notes	2.000%	11/15/26	315	303,077
U.S. Treasury Notes(hh)	2.125%	09/30/21	5,480	5,528,591
U.S. Treasury Notes(hh)	2.125%	12/31/21	1,085	1,094,282
U.S. Treasury Notes	2.125%	06/30/22	980	983,446
U.S. Treasury Notes	2.125%	12/31/22	2,435	2,433,668

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	2.125%	11/30/23	625	$620,849
U.S. Treasury Notes	2.125%	05/15/25	1,395	1,367,535
U.S. Treasury Notes	2.250%	11/15/25	2,075	2,048,415
U.S. Treasury Notes	2.375%	08/15/24	2,310	2,320,737
U.S. Treasury Notes	2.625%	11/15/20	1,960	2,025,844

TOTAL U.S. TREASURY OBLIGATIONS (cost $69,008,932)				67,755,020

TOTAL LONG-TERM INVESTMENTS (cost $120,096,542)				119,064,624

			Shares
SHORT-TERM INVESTMENTS — 12.6%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)			16,218,500	16,218,500
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $920,608; includes $918,426 of cash collateral for securities on loan)(b)(w)			920,425	920,609

TOTAL SHORT-TERM INVESTMENTS (cost $17,139,108)(Note 4)				17,139,109

TOTAL INVESTMENTS — 100.2% (cost $137,235,650)				136,203,733
Liabilities in excess of other assets(z) — (0.2)%				(289,894)

NET ASSETS — 100.0%				$135,913,839

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $902,323; cash collateral of $918,426 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
159	2 Year U.S. Treasury Notes	Mar. 2017	$34,452,710	$34,453,312	$602
1	10 Year U.S. Treasury Notes	Mar. 2017	122,830	124,281	1,451
3	20 Year U.S. Treasury Bonds	Mar. 2017	454,317	451,969	(2,348)

					(295)

Short Positions:
209	5 Year U.S. Treasury Notes	Mar. 2017	24,628,751	24,591,789	36,962

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions (continued):
37	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	$5,971,055	$5,929,250	$41,805

					78,767

					$78,472

Cash of $220,000 and a U.S. Treasury Obligation with a market value of $158,088 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,180	03/06/17	1.123%	3 Month LIBOR(1)	$(19,675)	$(1,312)	$18,363
14,625	09/09/17	0.539%	1 Day USOIS(1)	313	18,272	17,959
12,560	10/18/17	0.607%	1 Day USOIS(1)	161	14,537	14,376
7,175	11/09/17	0.626%	1 Day USOIS(1)	166	9,535	9,369
35,900	12/31/17	0.000%	3 Month LIBOR(2)	232	(87,694)	(87,926)
16,000	12/31/17	0.000%	3 Month LIBOR(2)	186	2,273,251	2,273,065
580	07/11/18	0.947%	3 Month LIBOR(1)	151	3,343	3,192
1,820	06/15/21	1.105%	3 Month LIBOR(1)	106	62,047	61,941
10,080	05/31/22	2.200%	3 Month LIBOR(1)	(9,731)	(100,425)	(90,694)
1,235	08/31/22	1.745%	3 Month LIBOR(1)	157	19,061	18,904
10,540	11/15/22	1.639%	3 Month LIBOR(1)	(118,594)	245,078	363,672
700	03/21/23	2.038%	3 Month LIBOR(1)	(25,604)	2,098	27,702
1,650	04/03/23	1.995%	3 Month LIBOR(1)	(55,562)	9,553	65,115
1,700	07/11/23	1.400%	3 Month LIBOR(2)	162	(75,491)	(75,653)
2,000	08/03/23	—(3)	—(3)	(3,381)	5,621	9,002
770	08/19/23	0.898%	1 Day USOIS(1)	154	41,269	41,115
1,075	10/27/23	1.073%	1 Day USOIS(1)	156	48,696	48,540
100	04/08/25	2.020%	3 Month LIBOR(1)	151	1,827	1,676
630	11/12/25	2.263%	3 Month LIBOR(1)	155	593	438
2,895	01/08/26	2.210%	3 Month LIBOR(1)	93	17,892	17,799

				$(230,204)	$2,507,751	$2,737,955

U.S. Treasury Obligations with a combined market value of $1,038,943 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$3,148,150	$—
Non-Residential Mortgage-Backed Securities	—	16,446,010	—
Commercial Mortgage-Backed Securities	—	12,347,586	—
Corporate Bonds	—	16,812,298	—
Sovereign Bond	—	196,879	—
U.S. Government Agency Obligations	—	2,358,681	—
U.S. Treasury Obligations	—	67,755,020	—
Affiliated Mutual Funds	17,139,109	—	—
Other Financial Instruments*
Futures Contracts	78,472	—	—
Centrally Cleared Interest Rate Swap Agreements	—	2,737,955	—

Total	$17,217,581	$121,802,579	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	49.9%
Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	12.6
Non-Residential Mortgage-Backed Securities	12.1
Commercial Mortgage-Backed Securities	9.1
Banks	5.3
Collateralized Loan Obligations	2.3
Telecommunications	1.7
U.S. Government Agency Obligations	1.7
Computers	1.3
Oil & Gas	0.7
Insurance	0.6
Healthcare-Services	0.5

Machinery-Diversified	0.4%
Pharmaceuticals	0.4
Retail	0.4
Engineering & Construction	0.3
Transportation	0.3
Electric	0.2
Food	0.2
Pipelines	0.1
Sovereign Bond	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$80,820	*	Due from/to broker — variation margin futures	$2,348	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,992,228	*	Due from/to broker — variation margin swaps	254,273	*

Total		$3,073,048			$256,621

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Forward Rate Agreements	Total
Interest rate contracts	$(92,213)	$(44,351)	$99,456	$3,402,588	$(3,348)	$3,362,132

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$35,387	$(20,861)	$62,830	$(2,926,328)	$(2,848,972)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$10,296	$23,188,000	$36,915,465	$32,549,433	$127,566,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$902,323	$(902,323)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $902,323:
Unaffiliated investments (cost $120,096,542)	$119,064,624
Affiliated investments (cost $17,139,108)	17,139,109
Dividends and interest receivable	583,974
Receivable for investments sold	496,233
Deposit with broker for futures	220,000
Receivable for fund share sold	33,500
Prepaid expenses	1,138

Total Assets	137,538,578

LIABILITIES:
Payable to broker for collateral for securities on loan	918,426
Payable for investments purchased	512,408
Due to broker-variation margin futures	56,032
Advisory fees payable	54,246
Due to broker-variation margin swaps	49,778
Accrued expenses and other liabilities	23,230
Payable for fund share repurchased	5,673
Distribution fee payable	4,600
Affiliated transfer agent fee payable	346

Total Liabilities	1,624,739

NET ASSETS	$135,913,839

Net assets were comprised of:
Paid-in capital	$91,483,239
Retained earnings	44,430,600

Net assets, December 31, 2016	$135,913,839

Net asset value and redemption price per share, $135,913,839 / 11,108,932 outstanding shares of beneficial interest	$12.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$2,084,672
Affiliated dividend income	89,420
Income from securities lending, net (including affiliated income of $9,247)	10,221

2,184,313

EXPENSES
Advisory fees	623,074
Distribution fee	331,460
Custodian and accounting fees (net of $4,500 fee credit)	55,000
Audit fee	48,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	5,000
Insurance expenses	2,000
Miscellaneous	10,535

Total expenses	1,101,069

NET INVESTMENT INCOME (LOSS)	1,083,244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(892))	905,595
Futures transactions	99,456
Forward rate agreement transactions	(3,348)
Swap agreement transactions	3,402,588
Options written transactions	(44,351)

4,359,940

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1)	(1,020,459)
Futures	62,830
Swap agreements	(2,926,328)
Options written	(20,861)

(3,904,818)

NET GAIN (LOSS) ON INVESTMENTS	455,122

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,538,366

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,083,244	$861,123
Net realized gain (loss) on investment transactions	4,359,940	1,800,136
Net change in unrealized appreciation (depreciation) on investments	(3,904,818)	(2,512,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,538,366	148,927

FUND SHARE TRANSACTIONS:
Fund share sold [4,679,883 and 3,468,272 shares, respectively]	57,005,419	42,201,009
Fund share repurchased [3,072,543 and 3,178,977 shares, respectively]	(37,485,591)	(38,683,502)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	19,519,828	3,517,507

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,058,194	3,666,434
NET ASSETS:
Beginning of year	114,855,645	111,189,211

End of year	$135,913,839	$114,855,645

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 90.5% ASSET-BACKED SECURITIES — 13.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 2.5%
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000%	(c)	07/16/25	250	$249,326
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	249,766
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382%	(c)	04/18/26	250	250,272
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class AR, 144A	1.200%	(c)	11/08/24	1,000	1,000,214
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.000%	(c)	07/15/25	250	250,106
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.015%	(c)	04/18/26	500	499,640
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281%	(c)	11/07/25	500	500,049

					2,999,373

Non-Residential Mortgage-Backed Securities — 11.4%
Ally Auto Receivables Trust, Series 2016-3, Class A2	1.190%		12/17/18	1,000	1,000,328
American Express Credit Account Master Trust, Series 2014-2, Class A	1.260%		01/15/20	1,000	1,000,633
American Express Credit Account Secured Note Trust, Series 2012-4, Class A	0.944%	(c)	05/15/20	1,000	1,000,006
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B	1.399%	(c)	06/10/19	241	241,627
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(c)	10/08/19	333	333,279
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	1,000	1,001,024
BA Credit Card Trust, Series 2014-A3, Class A	0.994%	(c)	01/15/20	700	700,486
BA Credit Card Trust, Series 2015-A1, Class A	1.034%	(c)	06/15/20	600	600,806
CarMax Auto Owner Trust, Series 2015-2, Class A2B	0.984%	(c)	06/15/18	105	104,647
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	2,000	1,999,835
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	1,500	1,500,005
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	31	31,118
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	274	273,574
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	500	500,118
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2B	1.099%	(c)	02/20/19	300	300,280
Nissan Auto Lease Trust, Series 2015-B, Class A2A	1.180%		12/15/17	503	503,486
Nissan Auto Lease Trust, Series 2016-B, Class A2B	0.984%	(c)	12/17/18	400	400,230
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(c)	12/17/18	16	16,427
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(c)	12/17/18	41	41,096
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	500	500,938
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	1.089%	(c)	07/22/19	700	699,390

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-2, Class A	1.189%	(c)	10/20/19	900	$900,192

					13,649,525

TOTAL ASSET-BACKED SECURITIES (cost $16,612,385)					16,648,898

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.0%
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	702	701,849
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	1,171	1,200,138
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	71	71,039
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	3,600	3,635,505
Commercial Mortgage Trust, Series 2015-R24, Class A3	3.214%		08/10/48	1,200	1,215,264
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	723	719,155
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,000	1,016,072
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	75	74,896
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	500	513,150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	118	117,711
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	3,165	3,241,582
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.707%	(c)	06/15/49	860	867,202
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A2	2.573%		09/15/58	985	997,106

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,418,856)					14,370,669

CORPORATE BONDS — 21.7%
Banks — 8.6%
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,750	1,800,713
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	310	302,470
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	280	298,529
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	1,910	1,909,652
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	300	328,797
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	625	678,116
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	300	320,938
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	850	928,826
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		01/26/20	1,175	1,273,855
PNC Bank NA, Sub. Notes	2.950%		01/30/23	610	601,182
Wachovia Corp., Gtd. Notes, MTN	5.750%		02/01/18	1,750	1,824,541

					10,267,619

Computers — 2.0%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	1,910	1,902,838

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers (continued)
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	440	$442,446
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	80	80,774

					2,426,058

Electric — 0.5%
Duke Energy Progress LLC, First Mortgage	5.300%		01/15/19	125	133,612
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%		06/01/21	385	412,010

					545,622

Engineering & Construction — 0.5%
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	1.625%		05/08/17	635	635,855

Food — 0.2%
Kraft Heinz Foods Co., Gtd. Notes	5.375%		02/10/20	209	226,369

Forest Products & Paper — 0.4%
International Paper Co., Sr. Unsec’d. Notes	7.950%		06/15/18	400	434,191

Gas — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%		03/15/19	170	193,307

Hand/Machine Tools — 0.2%
Stanley Black & Decker, Inc., Sub. Notes	1.622%		11/17/18	235	233,553

Healthcare – Services — 0.7%
Aetna, Inc., Sr. Unsec’d. Notes	1.900%		06/07/19	300	299,312
Aetna, Inc., Sr. Unsec’d. Notes	4.125%		06/01/21	150	159,827
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%		02/15/21	385	416,843

					875,982

Insurance — 1.2%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%		01/16/18	550	573,521
MetLife, Inc., Sr. Unsec’d. Notes	7.717%		02/15/19	790	883,728

					1,457,249

Leisure Time — 0.2%
Carnival Corp., Gtd. Notes	1.875%		12/15/17	250	251,004

Machinery – Diversified — 0.4%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%		10/15/21	185	189,773
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%		07/12/21	300	317,054

					506,827

Media — 0.4%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%		04/15/19	480	481,734

Miscellaneous Manufacturing
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%		10/17/21	30	32,908

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Multi-National — 0.5%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes, MTN	0.875%	03/15/18	650	$646,599

Office/Business Equipment — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	240	240,867

Oil & Gas — 1.4%
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	300	317,620
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	1,345	1,347,925

				1,665,545

Pharmaceuticals — 0.7%
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	1.500%	05/08/17	805	806,190

Real Estate Investment Trusts (REITs) — 0.3%
DDR Corp., Sr. Unsec’d. Notes	4.750%	04/15/18	300	308,539

Retail — 0.7%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.125%	02/01/19	415	435,916
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	400	432,587

				868,503

Telecommunications — 2.0%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	1,070	1,104,717
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20	1,030	1,039,882
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	3.500%	11/01/21	300	309,652

				2,454,251

Transportation — 0.4%
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	450	490,967

TOTAL CORPORATE BONDS (cost $25,530,264)				26,049,739

NON-CORPORATE FOREIGN AGENCIES — 2.0%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	600	598,531
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	600	596,173
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	1,008	1,004,026
Statoil ASA (Norway), Gtd. Notes	5.250%	04/15/19	160	171,793

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $2,360,771)				2,370,523

SOVEREIGN BOND — 0.2%
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS (cost $199,700)	1.125%	08/03/19	200	196,878

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc	1.500%	11/30/20	1,475	$1,456,496
Government National Mortgage Assoc.	4.000%	02/15/39	13	14,236
Government National Mortgage Assoc.	4.000%	12/15/40	122	131,266
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%	09/18/23	1,335	1,580,073

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,230,522)				3,182,071

U.S. TREASURY OBLIGATIONS — 38.0%
U.S. Treasury Bonds	2.500%	02/15/45	250	222,686
U.S. Treasury Bonds	2.750%	11/15/42	130	122,784
U.S. Treasury Bonds	2.875%	11/15/46	150	144,820
U.S. Treasury Bonds	3.000%	11/15/44	75	74,089
U.S. Treasury Bonds	3.000%	05/15/45	240	236,756
U.S. Treasury Bonds	4.250%	11/15/40	495	600,961
U.S. Treasury Bonds	4.750%	02/15/41	790	1,029,962
U.S. Treasury Bonds	8.125%	08/15/21	380	483,951
U.S. Treasury Notes	0.625%	04/30/18	190	189,072
U.S. Treasury Notes	0.750%	06/30/17	185	185,095
U.S. Treasury Notes	1.375%	12/15/19	1,235	1,232,057
U.S. Treasury Notes	1.375%	04/30/20	1,940	1,927,497
U.S. Treasury Notes	1.375%	09/30/20	1,060	1,047,992
U.S. Treasury Notes	1.375%	04/30/21	10,260	10,064,824
U.S. Treasury Notes	1.625%	04/30/23	4,350	4,207,268
U.S. Treasury Notes(a)	1.750%	11/30/21	840	833,733
U.S. Treasury Notes	1.750%	02/28/22	210	207,490
U.S. Treasury Notes	1.750%	03/31/22	2,975	2,935,373
U.S. Treasury Notes	2.000%	11/30/22	2,870	2,850,605
U.S. Treasury Notes	2.000%	11/15/26	285	274,212
U.S. Treasury Notes(hh)	2.125%	09/30/21	4,930	4,973,714
U.S. Treasury Notes(hh)	2.125%	12/31/21	1,035	1,043,854
U.S. Treasury Notes	2.125%	06/30/22	930	933,270
U.S. Treasury Notes	2.125%	12/31/22	3,595	3,593,034
U.S. Treasury Notes	2.125%	11/30/23	580	576,148
U.S. Treasury Notes	2.125%	05/15/25	1,880	1,842,987
U.S. Treasury Notes	2.250%	11/15/25	10	9,872
U.S. Treasury Notes	2.625%	11/15/20	3,585	3,705,434

TOTAL U.S. TREASURY OBLIGATIONS (cost $46,544,017)				45,549,540

TOTAL LONG-TERM INVESTMENTS (cost $108,896,515)				108,368,318

			Shares
SHORT-TERM INVESTMENTS — 2.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			2,938,584	2,938,584
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $612,344; includes $612,001 of cash collateral for securities on loan)(b)(w)			612,169	612,291

TOTAL SHORT-TERM INVESTMENTS (cost $3,550,928)(Note 4)				3,550,875

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL INVESTMENTS — 93.4% (cost $112,447,443)	$111,919,193
Other assets in excess of liabilities(z) — 6.6%	7,846,388

NET ASSETS — 100.0%	$119,765,581

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $601,562; cash collateral of $612,001 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
33	2 Year U.S. Treasury Notes	Mar. 2017	$7,144,422	$7,150,688	$6,266
36	10 Year U.S. Treasury Notes	Mar. 2017	4,472,525	4,474,125	1,600

					7,866

Short Positions:
124	5 Year U.S. Treasury Notes	Mar. 2017	14,598,486	14,590,344	8,142
20	20 Year U.S. Treasury Bonds	Mar. 2017	3,013,140	3,013,125	15
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	475,651	480,750	(5,099)

					3,058

					$10,924

Cash of $320,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
13,520	09/09/17	0.539%	1 Day USOIS(1)	$312	$16,891	$16,579
11,515	10/18/17	0.607%	1 Day USOIS(1)	160	13,328	13,168
6,435	11/09/17	0.626%	1 Day USOIS(1)	164	8,551	8,387
870	07/11/18	0.947%	3 Month LIBOR(1)	153	5,016	4,863
31,800	10/03/18	1.745%	3 Month LIBOR(2)	—	196,994	196,994
8,480	12/31/18	0.000%	3 Month LIBOR(2)	169	(70,441)	(70,610)
5,020	07/11/19	1.045%	3 Month LIBOR(1)	171	67,002	66,831
4,200	06/03/21	2.105%	3 Month LIBOR(1)	175	(35,910)	(36,085)
1,820	06/15/21	1.105%	3 Month LIBOR(1)	106	62,047	61,941
1,575	10/06/21	2.060%	3 Month LIBOR(1)	—	(8,030)	(8,030)
13,895	05/31/22	2.200%	3 Month LIBOR(1)	(15,812)	(138,433)	(122,621)
2,280	05/31/22	2.217%	3 Month LIBOR(1)	162	(24,716)	(24,878)
2,960	07/11/23	1.400%	3 Month LIBOR(2)	171	(131,444)	(131,615)
1,900	08/03/23	—(3)	—(3)	(3,204)	5,340	8,544
730	08/19/23	0.898%	1 Day USOIS(1)	154	39,125	38,971
4,150	09/23/23	2.855%	3 Month LIBOR(1)	183	(187,209)	(187,392)
980	10/27/23	1.073%	1 Day USOIS(1)	155	44,392	44,237
780	11/12/25	2.263%	3 Month LIBOR(1)	156	735	579
3,595	01/08/26	2.210%	3 Month LIBOR(1)	99	22,218	22,119

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
240	05/15/37	2.726%	3 Month LIBOR(2)	$154	$5,471	$5,317

				$(16,372)	$(109,073)	$(92,701)

U.S. Treasury Obligations with a combined market value of $1,079,466 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreement:
44,500	12/31/18	2.808%	3 Month LIBOR(2)	$7,937,230	$—	$7,937,230	JPMorgan Chase

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$2,999,373	$—
Non-Residential Mortgage-Backed Securities	—	13,649,525	—
Commercial Mortgage-Backed Securities	—	14,370,669	—
Corporate Bonds	—	26,049,739	—
Non-Corporate Foreign Agencies	—	2,370,523	—
Sovereign Bond	—	196,878	—
U.S. Government Agency Obligations	—	3,182,071	—
U.S. Treasury Obligations	—	45,549,540	—
Affiliated Mutual Funds	3,550,875	—	—
Other Financial Instruments*
Futures Contracts	10,924	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(92,701)	—
OTC Interest Rate Swap Agreement	—	7,937,230	—

Total	$3,561,799	$116,212,847	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	38.0%
Commercial Mortgage-Backed Securities	12.0
Non-Residential Mortgage-Backed Securities	11.4
Banks	8.6
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	2.9
U.S. Government Agency Obligations	2.7
Collateralized Loan Obligations	2.5
Computers	2.0
Non-Corporate Foreign Agencies	2.0
Telecommunications	2.0
Oil & Gas	1.4
Insurance	1.2
Healthcare – Services	0.7
Pharmaceuticals	0.7
Retail	0.7
Electric	0.5

Engineering & Construction	0.5%
Multi-National	0.5
Forest Products & Paper	0.4
Machinery – Diversified	0.4
Media	0.4
Transportation	0.4
Real Estate Investment Trusts (REITs)	0.3
Food	0.2
Gas	0.2
Hand/Machine Tools	0.2
Leisure Time	0.2
Office/Business Equipment	0.2
Sovereign Bond	0.2

93.4
Other assets in excess of liabilities	6.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$16,023	*	Due from/to broker — variation margin futures	$5,099	*
Interest rate contracts	Due from/to broker — variation margin swaps	488,530	*	Due from/to broker — variation margin swaps	581,231	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	7,937,230		—	—

Total		$8,441,783			$586,330

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(108,802)	$(54,041)	$249,504	$(3,888)	$(579,465)	$(496,692)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$45,584	$(26,954)	$(54,400)	$1,062,827	$1,027,057

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$13,315	$28,376,000	$11,432,473	$20,875,252	$200,959,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$601,562	$(601,562)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
JPMorgan Chase	$7,937,230	$—	$(7,937,230)	$—

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
JPMorgan Chase	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $601,562:
Unaffiliated investments (cost $108,896,515)	$108,368,318
Affiliated investments (cost $3,550,928)	3,550,875
Unrealized appreciation on OTC swap agreements	7,937,230
Dividends and interest receivable	599,648
Receivable for investments sold	496,233
Deposit with broker for futures	320,000
Prepaid expenses	1,100

Total Assets	121,273,404

LIABILITIES:
Payable to broker for collateral for securities on loan	612,001
Payable for investments purchased	503,817
Payable for fund share repurchased	244,108
Advisory fees payable	49,681
Due to broker-variation margin swaps	49,020
Due to broker-variation margin futures	22,401
Accrued expenses and other liabilities	22,357
Distribution fee payable	4,092
Affiliated transfer agent fee payable	346

Total Liabilities	1,507,823

NET ASSETS	$119,765,581

Net assets were comprised of:
Paid-in capital	$42,455,612
Retained earnings	77,309,969

Net assets, December 31, 2016	$119,765,581

Net asset value and redemption price per share, $119,765,581 / 9,474,240 outstanding shares of beneficial interest	$12.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$1,987,240
Affiliated dividend income	26,259
Income from securities lending, net (including affiliated income of $9,090)	71 9,308

2,022,807

EXPENSES
Advisory fees	616,063
Distribution fee	327,737
Custodian and accounting fees (net of $4,500 fee credit)	56,000
Audit fee	55,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	4,000
Insurance expenses	2,000
Miscellaneous	10,769

Total expenses	1,099,569

NET INVESTMENT INCOME (LOSS)	923,238

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(126))	1,042,692
Futures transactions	249,504
Forward rate agreement transactions	(3,888)
Swap agreement transactions	(579,465)
Options written transactions	(54,041)

654,802

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(53))	(238,707)
Futures	(54,400)
Swap agreements	1,062,827
Options written	(26,954)

742,766

NET GAIN (LOSS) ON INVESTMENTS	1,397,568

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,320,806

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$923,238	$1,150,379
Net realized gain (loss) on investment transactions	654,802	3,957,472
Net change in unrealized appreciation (depreciation) on investments	742,766	(3,598,083)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,320,806	1,509,768

FUND SHARE TRANSACTIONS:
Fund share sold [704,738 and 2,023,176 shares, respectively]	8,874,103	25,297,977
Fund share repurchased [2,576,887 and 4,269,680 shares, respectively]	(32,625,967)	(53,361,969)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(23,751,864)	(28,063,992)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,431,058)	(26,554,224)
NET ASSETS:
Beginning of year	141,196,639	167,750,863

End of year	$119,765,581	$141,196,639

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 71.9% ASSET-BACKED SECURITIES — 13.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligation — 0.4%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(c)	04/20/25	250	$249,718

Non-Residential Mortgage-Backed Securities — 13.2%
American Express Credit Account Master Trust, Series 2013-2, Class B	1.404%	(c)	05/17/21	200	200,805
American Express Credit Account Master Trust, Series 2014-1, Class A	1.074%	(c)	12/15/21	500	500,910
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B	1.399%	(c)	06/10/19	121	120,814
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(c)	10/08/19	249	249,959
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	500	500,512
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	200	198,994
BA Credit Card Trust, Series 2014-A3, Class A	0.994%	(c)	01/15/20	300	300,208
BA Credit Card Trust, Series 2015-A1, Class A	1.034%	(c)	06/15/20	200	200,269
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	179	179,169
CarMax Auto Owner Trust, Series 2016-3, Class A2	1.170%		08/15/19	600	599,637
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	1,000	999,917
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%		01/15/19	600	600,002
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1	1.750%		11/19/21	600	597,357
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	13	13,336
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	137	136,787
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	193	193,445
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A	1.234%	(c)	07/15/20	300	300,732
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(g)	1.038%	(c)	05/15/20	200	200,087
Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 144A	2.270%		07/25/20	300	297,090
Nissan Auto Lease Trust, Series 2015-B, Class A2A	1.180%		12/15/17	252	251,743
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1	1.344%	(c)	06/15/21	300	302,904
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(c)	12/17/18	11	10,951
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(c)	12/17/18	27	27,397
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	200	200,375
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.912%	(c)	07/22/19	300	299,738
Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-2, Class A	1.189%	(c)	10/20/19	400	400,085

					7,883,223

TOTAL ASSET-BACKED SECURITIES (cost $8,128,161)					8,132,941

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	351	$350,924
CD Mortgage Trust, Series 2007-CD5, Class A1A	5.800%	(c)	11/15/44	407	414,789
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	566	580,712
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	54	53,809
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	900	905,624
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	1,600	1,615,780
Commercial Mortgage Trust, Series 2015-CR24, Class A3	3.214%		08/10/48	600	607,632
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	362	359,578
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	145	151,991
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2	2.977%		11/15/45	149	151,787
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	500	508,036
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	40	40,329
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	900	905,069
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	620	635,002
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1	528
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.969%	(c)	02/15/51	232	233,108

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $7,585,892)					7,514,698

CORPORATE BONDS — 20.8%
Agriculture — 0.3%
Altria Group, Inc., Gtd. Notes	9.250%		08/06/19	150	176,996

Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	240	241,072
General Motors Financial Co., Inc., Gtd. Notes	2.400%		05/09/19	150	149,603

					390,675

Banks — 6.8%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	325	365,052
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%		01/15/19	250	252,137
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	300	319,853
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	740	739,865
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	300	337,264
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	35	37,975
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.000%		03/30/22	200	206,870
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	275	278,105
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	175	191,229
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	150	154,072
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	205	227,168

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
PNC Bank NA, Sub. Notes	2.950%		01/30/23	250	$246,386
Wachovia Corp., Gtd. Notes, MTN	5.750%		02/01/18	675	703,752

					4,059,728

Biotechnology — 0.2%
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20	100	101,275

Chemicals — 1.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	45	44,738
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	225	245,249
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%		04/15/19	350	369,828

					659,815

Computers — 1.7%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	760	757,150
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	220	221,223
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	40	40,387

					1,018,760

Electric — 0.6%
Duke Energy Progress LLC, First Mortgage Bonds	5.300%		01/15/19	100	106,890
Emera US Finance LP (Canada), Gtd. Notes, 144A	2.150%		06/15/19	150	149,752
Southern Power Co., Sr. Unsec’d. Notes	1.950%		12/15/19	100	99,162

					355,804

Electronics — 0.1%
Fortive Corp., Sr. Unsec’d. Notes, 144A	1.800%		06/15/19	80	79,502

Forest Products & Paper — 0.4%
International Paper Co., Sr. Unsec’d. Notes	7.950%		06/15/18	200	217,095

Gas — 0.2%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%		03/15/19	125	142,138

Hand/Machine Tools — 0.4%
Stanley Black & Decker, Inc., Sub. Notes	1.622%		11/17/18	225	223,615

Healthcare – Products — 0.2%
Abbott Laboratories, Sr. Unsec’d. Notes	2.350%		11/22/19	150	150,177

Healthcare – Services — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	1.900%		06/07/19	225	224,484
Anthem, Inc., Sr. Unsec’d. Notes	2.250%		08/15/19	70	69,859

					294,343

Insurance — 1.2%
American International Group, Inc., Sr. Unsec’d. Notes	2.300%		07/16/19	230	231,086
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%		01/16/18	60	62,566
MetLife, Inc., Sr. Unsec’d. Notes	7.717%		02/15/19	190	212,542

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	200	$198,908

				705,102

Machinery – Diversified — 0.1%
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	60	64,774

Media — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	130	130,470

Miscellaneous Manufacturing — 0.3%
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.000%	08/07/19	150	165,730

Multi-National — 0.4%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	240	238,436

Office/Business Equipment — 0.3%
Xerox Corp., Sr. Unsec’d. Notes	6.750%	02/01/17	180	180,650

Oil & Gas — 1.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%	05/10/19	200	201,212
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%	10/15/19	50	53,487
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	125	136,194
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	350	370,557

				761,450

Packaging & Containers — 0.3%
Bemis Co, Inc., Sr. Unsec’d. Notes	6.800%	08/01/19	150	165,910

Pharmaceuticals — 0.5%
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%	09/23/19	300	296,197

Pipelines — 0.4%
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	250	265,044

Real Estate Investment Trusts (REITs) — 0.3%
DDR Corp., Sr. Unsec’d. Notes	4.750%	04/15/18	150	154,269

Retail — 1.2%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	420	422,305
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.125%	02/01/19	305	320,371

				742,676

Telecommunications — 1.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	110	113,569
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20	515	519,941

				633,510

TOTAL CORPORATE BONDS (cost $12,242,376)				12,374,141

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

NON-CORPORATE FOREIGN AGENCIES — 2.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%	03/18/19	250	$251,084
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	300	299,266
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	200	198,724
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,805
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	402	400,415
Statoil ASA (Norway), Gtd. Notes	5.250%	04/15/19	100	107,371

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,501,014)				1,507,665

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.1%
Federal National Mortgage Assoc	1.500%	11/30/20	735	725,779
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%	09/18/23	1,445	1,710,266

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,480,979)				2,436,045

U.S. TREASURY OBLIGATIONS — 18.3%
U.S. Treasury Bonds	2.250%	08/15/46	145	121,919
U.S. Treasury Bonds	2.500%	02/15/45	70	62,352
U.S. Treasury Bonds	2.500%	05/15/46	85	75,537
U.S. Treasury Bonds	2.750%	11/15/42	165	155,841
U.S. Treasury Bonds	2.875%	11/15/46	75	72,410
U.S. Treasury Bonds	3.000%	11/15/44	35	34,575
U.S. Treasury Bonds(hh)(k)	3.000%	05/15/45	1,220	1,203,510
U.S. Treasury Bonds	4.250%	11/15/40	355	430,992
U.S. Treasury Bonds	4.750%	02/15/41	265	345,494
U.S. Treasury Notes	0.875%	10/15/17	10	10,002
U.S. Treasury Notes	1.375%	12/15/19	1,185	1,182,176
U.S. Treasury Notes(hh)	1.625%	04/30/23	1,255	1,213,821
U.S. Treasury Notes	1.750%	11/30/21	675	669,964
U.S. Treasury Notes	2.000%	11/30/22	335	332,736
U.S. Treasury Notes	2.000%	11/15/26	140	134,701
U.S. Treasury Notes	2.125%	09/30/21	2,500	2,522,168
U.S. Treasury Notes	2.125%	12/31/22	1,980	1,978,917
U.S. Treasury Notes	2.125%	11/30/23	150	149,004
U.S. Treasury Notes	2.250%	11/15/25	205	202,374

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,248,793)				10,898,493

TOTAL LONG-TERM INVESTMENTS (cost $43,187,215)				42,863,983

			Shares
SHORT-TERM INVESTMENT — 14.3%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $8,494,340)(w)(Note 4)			8,494,340	8,494,340

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL INVESTMENTS — 86.2%
(cost $51,681,555)	$51,358,323
Other assets in excess of liabilities(z) — 13.8%	8,229,052

NET ASSETS — 100.0%	$59,587,375

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
36	2 Year U.S. Treasury Notes	Mar. 2017	$7,798,739	$7,800,750	$2,011
79	10 Year U.S. Treasury Notes	Mar. 2017	9,875,538	9,818,219	(57,319)
5	20 Year U.S. Treasury Bonds	Mar. 2017	757,657	753,281	(4,376)

					(59,684)

Short Positions:
97	5 Year U.S. Treasury Notes	Mar. 2017	11,433,894	11,413,414	20,480
14	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	2,253,391	2,243,500	9,891

					30,371

					$(29,313)

A U.S. Treasury Obligation with a market value of $197,297 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
6,455	09/09/17	0.539%	1 Day USOIS(1)	$306	$8,065	$7,759
5,485	10/18/17	0.607%	1 Day USOIS(1)	155	6,348	6,193
3,110	11/09/17	0.626%	1 Day USOIS(1)	157	4,133	3,976
2,100	12/11/17	0.734%	3 Month LIBOR(1)	1,905	8,328	6,423
3,500	01/15/18	0.915%	3 Month LIBOR(1)	(6,912)	9,998	16,910
340	07/11/18	0.947%	3 Month LIBOR(1)	151	1,960	1,809
1,500	08/22/18	1.665%	3 Month LIBOR(1)	7,052	(7,557)	(14,609)
1,950	09/18/18	1.724%	3 Month LIBOR(1)	159	(11,374)	(11,533)
6,200	10/16/19	1.834%	3 Month LIBOR(1)	178	(33,230)	(33,408)
10,600	12/28/19	0.000%	3 Month LIBOR(1)	(5,192,807)	(4,938,494)	254,313
79,000	12/31/19	0.000%	3 Month LIBOR(2)	473	7,154,983	7,154,510
13,905	12/31/19	3.018%	3 Month LIBOR(1)	—	(2,924,150)	(2,924,150)
670	12/31/19	0.000%	3 Month LIBOR(1)	153	(66,458)	(66,611)
1,900	04/16/20	1.359%	3 Month LIBOR(1)	1,598	23,356	21,758
900	04/18/20	1.346%	3 Month LIBOR(1)	770	11,514	10,744
7,700	07/02/20	2.143%	3 Month LIBOR(1)	—	(98,126)	(98,126)
1,565	09/15/20	1.583%	3 Month LIBOR(1)	—	12,497	12,497
460	10/01/20	2.523%	3 Month LIBOR(1)	—	(11,954)	(11,954)
3,850	10/22/20	2.113%	3 Month LIBOR(1)	173	(41,764)	(41,937)
930	06/15/21	1.105%	3 Month LIBOR(1)	117	31,705	31,588

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
6,785	05/31/22	2.200%	3 Month LIBOR(1)	$(6,374)	$(67,597)	$(61,223)
900	08/03/23	—(3)	—(3)	(1,439)	2,529	3,968
355	08/19/23	0.898%	1 Day USOIS(1)	152	19,027	18,875
8,250	09/23/23	2.855%	3 Month LIBOR(1)	216	(372,162)	(372,378)
470	10/27/23	1.073%	1 Day USOIS(1)	153	21,290	21,137
380	11/12/25	2.263%	3 Month LIBOR(1)	153	358	205
1,745	01/08/26	2.210%	3 Month LIBOR(1)	84	10,785	10,701
120	05/15/37	2.726%	3 Month LIBOR(2)	152	2,735	2,583

				$(5,193,275)	$(1,243,255)	$3,950,020

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
10,965	12/31/19	3.538%	3 Month LIBOR(2)	$3,134,126	$—	$3,134,126	JPMorgan Chase
10,600	12/31/19	4.137%	3 Month LIBOR(2)	4,930,468	—	4,930,468	JPMorgan Chase

				$8,064,594	$—	$8,064,594

U.S. Treasury Obligations with a combined market value of $1,670,679 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligation	$—	$249,718	$—
Non-Residential Mortgage-Backed Securities	—	7,883,223	—
Commercial Mortgage-Backed Securities	—	7,514,698	—
Corporate Bonds	—	12,374,141	—
Non-Corporate Foreign Agencies	—	1,507,665	—
U.S. Government Agency Obligations	—	2,436,045	—
U.S. Treasury Obligations	—	10,898,493	—
Affiliated Mutual Fund	8,494,340	—	—
Other Financial Instruments*
Futures Contracts	(29,313)	—	—
Centrally Cleared Interest Rate Swap Agreements	—	3,950,020	—
OTC Interest Rate Swap Agreements	—	8,064,594	—

Total	$8,465,027	$54,878,597	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	18.3%
Affiliated Mutual Fund	14.3
Non-Residential Mortgage-Backed Securities	13.2
Commercial Mortgage-Backed Securities	12.6
Banks	6.8
U.S. Government Agency Obligations	4.1
Non-Corporate Foreign Agencies	2.5
Computers	1.7
Oil & Gas	1.3
Insurance	1.2
Retail	1.2
Chemicals	1.1
Telecommunications	1.1
Auto Manufacturers	0.7
Electric	0.6
Healthcare – Services	0.5
Pharmaceuticals	0.5
Collateralized Loan Obligation	0.4
Forest Products & Paper	0.4

Hand/Machine Tools	0.4%
Multi-National	0.4
Pipelines	0.4
Agriculture	0.3
Miscellaneous Manufacturing	0.3
Office/Business Equipment	0.3
Packaging & Containers	0.3
Real Estate Investment Trusts (REITs)	0.3
Biotechnology	0.2
Gas	0.2
Healthcare – Products	0.2
Media	0.2
Electronics	0.1
Machinery – Diversified	0.1

86.2
Other assets in excess of liabilities	13.8

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$32,382	*	Due from/to broker — variation margin futures	$61,695	*
Interest rate contracts	Due from/to broker — variation margin swaps	7,585,949	*	Due from/to broker — variation margin swaps	3,635,929	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	8,064,594		—	—

Total		$15,682,925			$3,697,624

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(52,670)	$(27,960)	$(34,187)	$(1,944)	$(2,443,678)	$(2,560,439)

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$21,687	$(12,816)	$(43,868)	$2,948,700	$2,913,703

*	Included in net change unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$6,330	$13,638,000	$13,646,358	$9,037,407	$226,648,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivatives assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
JPMorgan Chase	$8,064,594	$—	$(8,064,594)	$—

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
JPMorgan Chase	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $43,187,215)	$42,863,983
Affiliated investments (cost $8,494,340)	8,494,340
Unrealized appreciation on OTC swap agreements	8,064,594
Receivable for investments sold	496,233
Dividends and interest receivable	265,653
Due from broker-variation margin futures	4,427
Prepaid expenses	706

Total Assets	60,189,936

LIABILITIES:
Payable for investments purchased	507,306
Due to broker-variation margin swaps	35,462
Advisory fees payable	24,782
Accrued expenses and other liabilities	22,231
Payable for fund share repurchased	10,399
Distribution fee payable	2,035
Affiliated transfer agent fee payable	346

Total Liabilities	602,561

NET ASSETS	$59,587,375

Net assets were comprised of:
Paid-in capital	$50,873,092
Retained earnings	8,714,283

Net assets, December 31, 2016	$59,587,375

Net asset value and redemption price per share, $59,587,375 / 5,658,422 outstanding shares of beneficial interest	$10.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$724,025
Affiliated dividend income	16,476

740,501

EXPENSES
Advisory fees	303,593
Distribution fee	161,510
Custodian and accounting fees (net of $4,600 fee credit)	56,000
Audit fee	55,000
Trustees’ fees	9,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	5,000
Insurance expenses	1,000
Loan interest expense	289
Miscellaneous	13,104

Total expenses	620,496
Less: advisory fee waiver and/or expense reimbursement	(19,399)

Net expenses	601,097

NET INVESTMENT INCOME (LOSS)	139,404

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	714,285
Futures transactions	(34,187)
Forward rate agreement transactions	(1,944)
Swap agreement transactions	(2,443,678)
Options written transactions	(27,960)

(1,793,484)

Net change in unrealized appreciation (depreciation) on:
Investments	(23,268)
Futures	(43,868)
Swap agreements	2,948,700
Options written	(12,816)

2,868,748

NET GAIN (LOSS) ON INVESTMENTS	1,075,264

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,214,668

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$139,404	$178,027
Net realized gain (loss) on investment transactions	(1,793,484)	202,977
Net change in unrealized appreciation (depreciation) on investments	2,868,748	492,683

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,214,668	873,687

FUND SHARE TRANSACTIONS:
Fund share sold [1,211,577 and 2,213,100 shares, respectively]	12,799,632	23,045,413
Fund share repurchased [2,238,679 and 2,764,947 shares, respectively]	(23,796,475)	(28,856,623)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(10,996,843)	(5,811,210)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,782,175)	(4,937,523)
NET ASSETS:
Beginning of year	69,369,550	74,307,073

End of year	$59,587,375	$69,369,550

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 91.8% ASSET-BACKED SECURITIES — 18.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 3.0%
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000%	(c)	07/16/25	250	$249,326
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	249,766
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.280%	(c)	01/17/26	385	384,872
ING Investment Management CLO (Cayman Islands), Series 2013-1A, Class A1, 144A	2.020%	(c)	04/15/24	500	500,198
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class AR, 144A	1.200%	(c)	11/08/24	1,000	1,000,214
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.000%	(c)	07/15/25	250	250,106
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.015%	(c)	04/18/26	500	499,640
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281%	(c)	11/07/25	500	500,049

					3,634,171

Non-Residential Mortgage-Backed Securities — 15.7%
Ally Master Owner Trust, Series 2014-4, Class A1	1.104%	(c)	06/17/19	700	700,144
Ally Master Owner Trust, Series 2014-5, Class A1	1.194%	(c)	10/15/19	600	601,762
American Express Credit Account Master Trust, Series 2014-1, Class A	1.074%	(c)	12/15/21	1,000	1,001,821
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B	1.399%	(c)	06/10/19	241	241,627
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(c)	10/08/19	333	333,279
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	800	795,978
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	800	796,719
BA Credit Card Trust, Series 2014-A3, Class A	0.994%	(c)	01/15/20	700	700,486
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	403	403,131
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	1,300	1,299,892
Chase Issuance Trust, Series 2014-A1, Class A	1.150%		01/15/19	1,400	1,400,004
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	500	515,513
Discover Card Execution Note Trust, Series 2014-A1, Class A1	1.134%	(c)	07/15/21	700	702,611
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	800	805,367
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	53	53,346
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	342	341,968
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	387	386,891
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	400	403,414
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	600	605,019
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A2	1.054%	(c)	08/15/19	1,000	1,001,077

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2	1.304%	(c)	08/15/20	400	$401,716
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(g)	1.038%	(c)	05/15/20	400	400,174
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A(g)	1.554%	(c)	05/17/21	400	402,107
Hertz Vehicle Financing II LP, Series 2015-2A, Class A, 144A	2.020%		09/25/19	900	891,433
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.964%	(c)	08/16/21	400	399,682
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506%	(c)	06/25/65	205	205,823
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1	1.104%	(c)	01/15/20	700	701,122
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(c)	12/17/18	16	16,427
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(c)	12/17/18	55	54,795
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	500	500,938
Verizon Owner Trust, Series 2016-1A, Class A, 144A	1.420%		01/20/21	200	198,608
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.912%	(c)	07/22/19	600	599,477
Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-2, Class A	1.189%	(c)	10/20/19	1,000	1,000,213

					18,862,564

TOTAL ASSET-BACKED SECURITIES (cost $22,474,359)					22,496,735

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.6%
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	819	818,823
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	1,200	1,204,256
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	1,133	1,161,424
Commercial Mortgage Trust, Series 2012-CCRE1, Class A2	2.350%		05/15/45	489	488,592
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	700	704,374
Commercial Mortgage Trust, Series 2013-CR8, Class A2	2.367%		06/10/46	2,100	2,120,711
Commercial Mortgage Trust, Series 2015-R24, Class A3	3.214%		08/10/48	1,200	1,215,264
Commercial Mortgage Trust, Series 2015-UBS2, Class A2	2.820%		03/10/47	500	506,232
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	814	809,049
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	90	93,793
GS Mortgage Securities Trust, Series 2014-GC22, Class A1	1.290%		06/10/47	118	117,705
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	1,000	1,016,072

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7	5.925%	(c)	04/17/45	114		$113,375
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	141		143,271
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	92		92,180
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	400		402,253
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A2	2.665%		01/15/46	1,600		1,622,425
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A3	2.592%		04/15/46	400		403,183
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	500		506,646
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	118		117,711
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	1,300		1,328,515
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	408		408,275
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	700		725,246
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	—	(r)	158
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	200		200,295
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	1,200		1,222,986

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,588,854)						17,542,814

CORPORATE BONDS — 21.5%
Auto Manufacturers — 0.5%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	200		230,636
General Motors Financial Co., Inc., Gtd. Notes	2.400%		05/09/19	330		329,126

						559,762

Banks — 7.5%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%		01/15/19	510		514,359
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.625%		07/01/20	650		714,709
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes	1.969%	(c)	06/20/17	675		677,342
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	3.650%		02/04/24	215		221,244
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	350		373,162
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	355		352,657
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	300		299,945
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18	300		315,574
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	980		1,063,286
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%		10/29/20	545		544,598
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	250		269,608
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300%		01/30/19	1,425		1,435,512
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	125		138,697

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.125%		04/25/18	220	$220,876
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		01/26/20	550	596,273
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	200	199,901
PNC Bank NA, Sr. Unsec’d. Notes	2.200%		01/28/19	575	578,029
PNC Bank NA, Sub. Notes	3.800%		07/25/23	250	257,765
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%	(c)	11/09/22	240	237,789
Wells Fargo & Co., Sr. Unsec’d. Notes	5.625%		12/11/17	25	25,920

					9,037,246

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	185	201,085

Biotechnology — 0.6%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	170	179,208
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20	245	248,125
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%		12/01/21	250	268,960

					696,293

Chemicals — 0.6%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	536	567,667
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	190	198,511

					766,178

Computers — 0.9%
Apple, Inc., Sr. Unsec’d. Notes	1.000%		05/03/18	430	428,388
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	530	532,947
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	100	100,967

					1,062,302

Diversified Financial Services — 0.7%
American Express Co., Sr. Unsec’d. Notes	1.550%		05/22/18	410	409,203
American Express Credit Corp., Sr. Unsec’d. Notes	2.125%		07/27/18	475	478,061

					887,264

Electric — 0.6%
Duke Energy Corp., Sr. Unsec’d. Notes	2.100%		06/15/18	250	251,063
Emera US Finance LP, Gtd. Notes, 144A	2.150%		06/15/19	300	299,504
Southern Power Co., Sr. Unsec’d. Notes	1.950%		12/15/19	200	198,323

					748,890

Electronics — 0.1%
Fortive Corp., Sr. Unsec’d. Notes, 144A	1.800%		06/15/19	165	163,974

Foods — 0.1%
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.000%		10/20/17	85	85,427

Hand/Machine Tools — 0.4%
Stanley Black & Decker, Inc., Sub. Notes	1.622%		11/17/18	445	442,260

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare – Products — 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.350%	11/22/19	300	$300,354

Healthcare – Services — 2.0%
Aetna, Inc., Sr. Unsec’d. Notes	1.900%	06/07/19	325	324,255
Aetna, Inc., Sr. Unsec’d. Notes	2.750%	11/15/22	365	358,575
Anthem, Inc., Sr. Unsec’d. Notes	2.300%	07/15/18	425	427,778
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.875%	10/15/20	1,250	1,316,354

				2,426,962

Insurance — 1.3%
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	570	648,993
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	260	271,119
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	5.125%	04/15/22	350	388,215
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%	06/15/23	65	68,053
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	160	161,917

				1,538,297

Machinery – Diversified
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	25	26,989

Media — 0.1%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	110	110,397

Multi-National — 0.4%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	420	417,263
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	110	106,499

				523,762

Oil & Gas — 1.5%
BP Capital Markets PLC (EN), Gtd. Notes	2.237%	05/10/19	400	402,424
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%	10/15/19	100	106,974
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%	04/01/20	760	761,144
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	250	272,387
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	240	254,096

				1,797,025

Packaging & Containers — 0.2%
Bemis Co, Inc., Sr. Unsec’d. Notes	6.800%	08/01/19	250	276,516

Paper — 0.4%
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	400	434,191

Pharmaceuticals — 1.2%
Merck & Co., Inc., Sr. Unsec’d. Notes	1.300%	05/18/18	475	474,507
Pfizer, Inc., Sr. Unsec’d. Notes	1.500%	06/15/18	400	400,581
Shire Acquisitions Investments Ireland DAC, Gtd Notes	1.900%	09/23/19	580	572,647

				1,447,735

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	25	$25,938
Kinder Morgan Energy Partners LP, Gtd. Notes	2.650%	02/01/19	140	140,737
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	50	53,009

				219,684

Real Estate Investment Trusts (REITs) — 0.2%
DDR Corp., Sr. Unsec’d. Notes	4.750%	04/15/18	275	282,827

Software — 0.4%
Oracle Corp., Sr. Unsec’d. Notes	1.900%	09/15/21	480	469,053

Telecommunications — 0.6%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	25	25,811
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	02/21/20	735	742,052

				767,863

Transportation — 0.5%
United Parcel Service, Inc., Sr. Unsec’d. Notes	5.125%	04/01/19	600	644,337

TOTAL CORPORATE BONDS (cost $25,713,179)				25,916,673

NON-CORPORATE FOREIGN AGENCIES — 1.6%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%	03/18/19	500	502,169
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	600	598,531
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	600	596,173
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,805

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,948,171)				1,947,678

SOVEREIGN BOND — 0.2%
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS (cost $199,700)	1.125%	08/03/19	200	196,878

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.0%
Federal Home Loan Banks(hh)	1.000%	06/21/17	3,000	3,004,503
Federal Home Loan Mortgage Corp.	2.375%	01/13/22	60	60,984
Federal National Mortgage Assoc.(hh)	0.875%	05/21/18	1,005	1,002,188
Federal National Mortgage Assoc.	1.125%	07/20/18	805	805,013
Federal National Mortgage Assoc.	1.500%	11/30/20	3,825	3,777,015
Federal National Mortgage Assoc.	1.625%	01/21/20	1,445	1,449,277
Federal National Mortgage Assoc.(k)	5.375%	06/12/17	740	755,168
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%	09/18/23	5,011	5,930,894

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $16,787,717)				16,785,042

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. TREASURY OBLIGATIONS — 21.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	2.250%		08/15/46	280	$235,430
U.S. Treasury Bonds	2.500%		02/15/45	200	178,148
U.S. Treasury Bonds	2.500%		05/15/46	655	582,080
U.S. Treasury Bonds	2.750%		11/15/42	625	590,308
U.S. Treasury Bonds	2.875%		05/15/43	385	371,871
U.S. Treasury Bonds	2.875%		11/15/46	150	144,820
U.S. Treasury Bonds	3.000%		11/15/44	95	93,846
U.S. Treasury Bonds	3.000%		05/15/45	600	591,890
U.S. Treasury Bonds	4.250%		11/15/40	635	770,929
U.S. Treasury Bonds	4.750%		02/15/41	670	873,512
U.S. Treasury Bonds	8.125%		08/15/21	70	89,149
U.S. Treasury Notes	0.625%		04/30/18	15	14,927
U.S. Treasury Notes	1.375%		12/15/19	540	538,713
U.S. Treasury Notes	1.375%		04/30/21	1,860	1,824,617
U.S. Treasury Notes	1.625%		04/30/23	3,825	3,699,494
U.S. Treasury Notes(a)	1.750%		11/30/21	840	833,733
U.S. Treasury Notes	1.750%		03/31/22	3,295	3,251,111
U.S. Treasury Notes	2.000%		10/31/21	740	742,139
U.S. Treasury Notes	2.000%		11/30/22	2,740	2,721,483
U.S. Treasury Notes	2.000%		11/15/26	60	57,729
U.S. Treasury Notes	2.125%		09/30/21	6,705	6,764,453
U.S. Treasury Notes	2.125%		11/30/23	310	307,941
U.S. Treasury Notes	2.125%		05/15/25	260	254,881
U.S. Treasury Strip Coupon	2.783%	(s)	02/15/25	35	28,630

TOTAL U.S. TREASURY OBLIGATIONS (cost $26,261,087)					25,561,834

TOTAL LONG-TERM INVESTMENTS (cost $110,973,067)					110,447,654

				Shares
SHORT-TERM INVESTMENTS — 8.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				9,630,309	9,630,309
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $292,291; includes $292,121 of cash collateral for securities on loan)(b)(w)				292,204	292,263

TOTAL SHORT-TERM INVESTMENTS (cost $9,922,600) (Note 4)					9,922,572

TOTAL INVESTMENTS — 100.0% (cost $120,895,667)					120,370,226
Other assets in excess of liabilities(z)					6,040

NET ASSETS — 100.0%					$120,376,266

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $286,844; cash collateral of $292,121 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Principal amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund. (z) Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
45	2 Year U.S. Treasury Notes	Mar. 2017	$9,745,376	$9,750,937	$5,561
55	10 Year U.S. Treasury Notes	Mar. 2017	6,843,571	6,835,469	(8,102)

					(2,541)

Short Positions:
261	5 Year U.S. Treasury Notes	Mar. 2017	30,782,467	30,710,320	72,147
1	20 Year U.S. Treasury Bonds	Mar. 2017	148,155	150,656	(2,501)
19	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	3,057,155	3,044,750	12,405

					82,051

					$79,510

A U.S. Government Agency Obligation with a market value of $428,609 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
13,015	09/09/17	0.539%	1 Day USOIS(1)	$312	$16,261	$15,949
10,795	10/18/17	0.607%	1 Day USOIS(1)	160	12,494	12,334
6,170	11/09/17	0.626%	1 Day USOIS(1)	164	8,199	8,035
1,556	06/10/18	1.205%	3 Month LIBOR(1)	—	2,161	2,161
90	07/11/18	0.947%	3 Month LIBOR(1)	150	519	369
3,167	08/02/18	1.614%	3 Month LIBOR(1)	(64,080)	(13,535)	50,545
200	08/16/18	1.641%	3 Month LIBOR(1)	(3,857)	(933)	2,924
1,700	09/16/18	1.861%	3 Month LIBOR(1)	157	(13,938)	(14,095)
5,350	09/19/18	1.781%	3 Month LIBOR(1)	(110,648)	(36,127)	74,521
9,150	09/23/18	1.613%	3 Month LIBOR(1)	191	(35,734)	(35,925)
8,850	10/25/18	1.434%	3 Month LIBOR(1)	190	(4,611)	(4,801)
14,850	06/03/19	1.614%	3 Month LIBOR(1)	110	(20,534)	(20,644)
10,000	06/17/20	1.843%	3 Month LIBOR(2)	195	26,562	26,367
4,900	06/17/20	1.836%	3 Month LIBOR(2)	—	11,898	11,898
2,500	06/20/20	1.818%	3 Month LIBOR(2)	—	4,373	4,373
2,400	07/29/20	2.205%	3 Month LIBOR(2)	—	35,452	35,452
8,150	08/06/20	2.341%	3 Month LIBOR(2)	—	158,676	158,676
4,150	08/20/20	2.368%	3 Month LIBOR(2)	175	84,792	84,617
7,550	08/21/20	2.440%	3 Month LIBOR(2)	163	173,568	173,405
10,300	08/22/20	2.410%	3 Month LIBOR(2)	212	225,787	225,575
37,000	09/03/20	1.599%	3 Month LIBOR(2)	300	(259,478)	(259,778)
2,250	12/10/20	2.275%	3 Month LIBOR(2)	164	37,573	37,409
20,750	12/31/20	0.000%	3 Month LIBOR(2)	235	(511,947)	(512,182)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
5,900	12/31/20	0.000%	3 Month LIBOR(2)	$174	$1,237,209	$1,237,035
4,785	01/06/21	1.750%	3 Month LIBOR(2)	169	(16,624)	(16,793)
27,370	01/08/21	1.683%	3 Month LIBOR(2)	556,636	(167,720)	(724,356)
1,820	06/15/21	1.105%	3 Month LIBOR(1)	106	62,047	61,941
14,135	05/31/22	2.200%	3 Month LIBOR(1)	(13,996)	(140,824)	(126,828)
1,775	08/31/22	1.745%	3 Month LIBOR(1)	159	27,394	27,235
550	05/29/23	2.150%	3 Month LIBOR(2)	—	1,131	1,131
1,800	08/03/23	—(3)	—(3)	(3,027)	5,059	8,086
700	08/19/23	0.898%	1 Day USOIS(1)	154	37,517	37,363
905	10/27/23	1.073%	1 Day USOIS(1)	155	40,995	40,840
4,500	06/02/24	2.533%	3 Month LIBOR(1)	186	(104,502)	(104,688)
1,990	04/08/25	2.020%	3 Month LIBOR(1)	166	36,366	36,200
840	11/12/25	2.263%	3 Month LIBOR(1)	156	791	635
3,430	01/08/26	2.210%	3 Month LIBOR(1)	90	21,199	21,109
240	05/15/37	2.726%	3 Month LIBOR(2)	154	5,471	5,317

				$365,575	$946,987	$581,412

U.S. Government Agency Obligations with a combined market value of $1,840,096 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$3,634,171	$—
Non-Residential Mortgage-Backed Securities	—	18,862,564	—
Commercial Mortgage-Backed Securities	—	17,542,814	—
Corporate Bonds	—	25,916,673	—
Non-Corporate Foreign Agencies	—	1,947,678	—
Sovereign Bond	—	196,878	—
U.S. Government Agency Obligations	—	16,785,042	—
U.S. Treasury Obligations	—	25,561,834	—
Affiliated Mutual Funds	9,922,572	—	—
Other Financial Instruments*
Futures Contracts	79,510	—	—
Centrally Cleared Interest Rate Swap Agreements	—	581,412	—

Total	$10,002,082	$111,029,066	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	21.2%
Non-Residential Mortgage-Backed Securities	15.7
Commercial Mortgage-Backed Securities	14.6
U.S. Government Agency Obligations	14.0
Affiliated Mutual Funds (0.2% represents investments purchased with collateral from securities on loan)	8.2
Banks	7.5
Collateralized Loan Obligations	3.0
Healthcare – Services	2.0
Non-Corporate Foreign Agencies	1.6
Oil & Gas	1.5
Insurance	1.3
Pharmaceuticals	1.2
Computers	0.9
Diversified Financial Services	0.7
Biotechnology	0.6
Chemicals	0.6
Electric	0.6

Telecommunications	0.6%
Auto Manufacturers	0.5
Transportation	0.5
Hand/Machine Tools	0.4
Multi-National	0.4
Paper	0.4
Software	0.4
Healthcare – Products	0.3
Beverages	0.2
Packaging & Containers	0.2
Pipelines	0.2
Real Estate Investment Trusts (REITs)	0.2
Sovereign Bond	0.2
Electronics	0.1
Foods	0.1
Media	0.1

100.0
Other assets in excess of liabilities	— *

100.0%

*	Less than 0.05%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$90,113	*	Due from/to broker — variation margin futures	$10,603	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,401,502	*	Due from/to broker — variation margin swaps	1,820,090	*

Total		$2,491,615			$1,830,693

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(117,613)	$(62,281)	$138,894	$(4,482)	$3,275,569	$3,230,087

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$48,577	$(28,659)	$7,045	$(2,400,797)	$(2,373,834)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$14,147	$31,434,000	$9,031,606	$36,534,512	$242,604,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$286,844	$(286,844)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $286,844:
Unaffiliated investments (cost $110,973,067)	$110,447,654
Affiliated investments (cost $9,922,600)	9,922,572
Dividends and interest receivable	532,444
Receivable for investments sold	496,233
Due from broker-variation margin swaps	57,872
Prepaid expenses	1,138

Total Assets	121,457,913

LIABILITIES:
Payable for investments purchased	509,247
Payable to broker for collateral for securities on loan	292,121
Payable for fund share repurchased	164,850
Advisory fees payable	48,386
Due to broker-variation margin futures	38,778
Accrued expenses and other liabilities	23,804
Distribution fee payable	4,115
Affiliated transfer agent fee payable	346

Total Liabilities	1,081,647

NET ASSETS	$120,376,266

Net assets were comprised of:
Paid-in capital	$99,627,784
Retained earnings	20,748,482

Net assets, December 31, 2016	$120,376,266

Net asset value and redemption price per share, $120,376,266 / 17,757,435 outstanding shares of beneficial interest	$6.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income (net of $266 foreign withholding tax)	$2,305,048
Affiliated dividend income	29,911
Income from securities lending, net (including affiliated income of $7,915)	8,011

2,342,970

EXPENSES
Advisory fees	639,915
Distribution fee	340,431
Custodian and accounting fees (net of $4,700 fee credit)	60,000
Audit fee	55,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	6,000
Insurance expenses	2,000
Loan interest expense	450
Miscellaneous	6,765

Total expenses	1,137,561

NET INVESTMENT INCOME (LOSS)	1,205,409

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(54))	1,810,699
Futures transactions	138,894
Forward rate agreement transactions	(4,482)
Swap agreement transactions	3,275,569
Options written transactions	(62,281)

5,158,399

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(28))	51,578
Futures	7,045
Swap agreements	(2,400,797)
Options written	(28,659)

(2,370,833)

NET GAIN (LOSS) ON INVESTMENTS	2,787,566

NET INCREASE (DECREASE) IN NET ASSETSRESULTING FROM OPERATIONS	$3,992,975

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$1,205,409	$778,157
Net realized gain (loss) on investment transactions	5,158,399	2,684,153
Net change in unrealized appreciation (depreciation) on investments	(2,370,833)	(674,504)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,992,975	2,787,806

FUND SHARE TRANSACTIONS:
Fund share sold [4,759,785 and 12,507,636 shares, respectively]	32,391,646	83,401,102
Fund share repurchased [10,527,359 and 13,973,735 shares, respectively]	(72,475,371)	(93,402,330)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(40,083,725)	(10,001,228)

TOTAL INCREASE (DECREASE) IN NET ASSETS NET ASSETS:	(36,090,750)	(7,213,422)
Beginning of year	156,467,016	163,680,438

End of year	$120,376,266	$156,467,016

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 87.3% ASSET-BACKED SECURITIES — 18.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 3.3%
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000%	(c)	07/16/25	500	$498,652
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 144A	2.091%	(c)	05/20/25	750	748,687
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030%	(c)	04/17/25	250	249,664
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	249,766
ING Investment Management CLO (Cayman Islands), Series 2013-1A, Class A1, 144A	2.020%	(c)	04/15/24	1,000	1,000,396
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382%	(c)	04/18/26	500	500,544
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class AR, 144A	1.200%	(c)	11/08/24	1,700	1,700,363
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(c)	04/15/25	250	249,560
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.015%	(c)	04/18/26	750	749,460
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281%	(c)	11/07/25	750	750,073

					6,697,165

Non-Residential Mortgage-Backed Securities — 14.8%
Ally Master Owner Trust, Series 2014-4, Class A1	1.104%	(c)	06/15/19	800	800,164
Ally Master Owner Trust, Series 2014-5, Class A1	1.194%	(c)	10/15/19	800	802,350
American Express Credit Account Master Trust, Series 2013-1, Class A	1.124%	(c)	02/15/21	1,000	1,003,112
American Express Credit Account Master Trust, Series 2013-2, Class B	1.404%	(c)	05/15/21	600	602,416
American Express Credit Account Master Trust, Series 2014-1, Class A	1.074%	(c)	12/15/21	800	801,457
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B	1.399%	(c)	06/08/19	483	483,255
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(c)	10/08/19	665	666,557
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	700	696,480
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	900	896,309
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	1,000	992,392
BA Credit Card Trust, Series 2014-A3, Class A	0.994%	(c)	01/15/20	500	500,347
BA Credit Card Trust, Series 2015-A1, Class A	1.034%	(c)	06/15/20	1,100	1,101,477
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	627	627,092
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	1,700	1,699,859
Chase Issuance Trust, Series 2016-A1, Class A	1.114%	(c)	05/15/21	2,200	2,206,874
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	1,040	1,072,268
Discover Card Execution Note Trust, Series 2014-A1, Class A1	1.134%	(c)	07/15/21	1,100	1,104,103
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	900	906,038

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/20/21	1,026	$1,025,904
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	580	580,336
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	510	510,121
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	300	302,561
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	700	705,854
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A	1.234	%(c)	07/15/20	700	701,710
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(g)	1.038	%(c)	05/15/20	600	600,261
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A(g)	1.554	%(c)	05/15/21	700	703,687
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	700	688,842
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	1,200	1,192,083
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.964	%(c)	08/15/21	600	599,523
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506	%(c)	06/25/65	342	343,038
Nissan Master Owner Trust Receivables, Series 2015-A, Class A1	1.104	%(c)	01/15/20	1,100	1,101,764
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1	1.344	%(c)	06/15/21	900	908,713
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404	%(c)	12/15/18	27	27,378
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454	%(c)	12/15/18	96	95,891
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	800	801,502
Verizon Owner Trust, Series 2016-1A, Class A, 144A	1.420%		01/20/21	200	198,608
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.912	%(c)	07/20/19	800	799,302
Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-2, Class A	1.189	%(c)	10/20/19	1,600	1,600,341

					30,449,969

TOTAL ASSET-BACKED SECURITIES (cost $37,101,081)					37,147,134

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.0%
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289	%(c)	12/11/49	1,405	1,403,697
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	683	694,206
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A2	2.904%		05/10/47	900	918,183
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095	%(c)	12/10/49	1,964	2,013,135
Commercial Mortgage Trust, Series 2012-CR1, Class A2	2.350%		05/15/45	733	732,888

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	1,000	$1,031,342
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	1,480	1,508,445
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	1,400	1,415,759
Commercial Mortgage Trust, Series 2015-DC1, Class A2	2.870%		02/10/48	1,245	1,268,475
Commercial Mortgage Trust, Series 2015-R24, Class A3	3.214%		08/10/48	1,900	1,924,168
Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A1	2.331%		05/25/25	1,357	1,348,415
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	2,200	2,172,251
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	2,200	2,157,467
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(c)	12/10/49	1,368	1,372,588
GS Mortgage Securities Corp. II Trust, Series 2013-GC10, Class A2	1.840%		02/10/46	685	686,546
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	791	800,938
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	2,200	2,259,026
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	1,140	1,185,811
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	300	309,155
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	150	149,792
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	1,820	1,830,250
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A1	0.730%		12/15/47	54	53,603
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	1,000	1,026,301
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	176	176,567
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	2,200	2,248,257
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	289	289,195
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2	1.852%		08/10/49	180	180,499
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1	1,055
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5	5.500%		04/15/47	753	756,855
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	1,000	1,001,473

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $33,403,856)					32,916,342

CORPORATE BONDS — 17.5%
Banks — 5.0%
Bank of America Corp., Sr. Unsec’d. Notes	5.875%		01/05/21	1,455	1,619,961
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	520	529,726

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Capital One Financial Corp., Sr. Unsec’d. Notes	3.750%		04/24/24	145	$146,888
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	410	400,041
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%		03/30/21	520	518,810
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	1,000	999,818
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	400	438,396
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	340	368,895
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	505	515,499
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%		10/29/20	330	329,756
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20	670	676,059
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%		05/13/24	600	610,312
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	400	427,918
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		01/26/20	825	894,409
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	240	239,882
PNC Bank NA, Sr. Unsec’d. Notes	2.250%		07/02/19	575	578,842
PNC Bank NA, Sr. Unsec’d. Notes	3.300%		10/30/24	375	376,937
U.S. Bancorp, Sr. Unsec’d. Notes, MTN	2.200%		04/25/19	550	554,695

					10,226,844

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%		04/15/20	350	380,431

Biotechnology — 1.3%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/22/24	1,000	1,017,237
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	600	632,500
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%		04/01/24	1,100	1,129,068

					2,778,805

Chemicals — 0.6%
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	1,150	1,201,513

Commercial Services — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	6.375%		10/15/17	275	284,940

Computers — 0.9%
Apple, Inc., Sr. Unsec’d. Notes	3.450%		05/06/24	750	772,528
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	900	905,004
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	170	171,644

					1,849,176

Diversified Financial Services — 0.9%
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250%		08/15/19	1,030	1,035,732
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342%		11/15/20	274	273,869
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%		10/23/24	625	632,445

					1,942,046

Electric — 0.4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%		06/01/21	400	428,063

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.000%	03/01/19	300	$324,419

				752,482

Food — 0.2%
Kraft Heinz Foods Co., Gtd. Notes	5.375%	02/10/20	379	410,497

Healthcare-Services — 1.3%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	400	426,206
Anthem, Inc., Sr. Unsec’d. Notes	2.250%	08/15/19	195	194,606
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.875%	09/29/21	1,615	1,642,749
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	400	433,084

				2,696,645

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	850	882,485

Machinery-Diversified — 0.6%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	195	200,031
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	400	422,738
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	570	615,356

				1,238,125

Miscellaneous Manufacturing — 0.2%
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.000%	08/07/19	95	104,962
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	35	38,393
General Electric Co., Sub. Notes, MTN	5.300%	02/11/21	215	238,447

				381,802

Multi-National — 0.4%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	710	705,373
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	185	179,111

				884,484

Oil & Gas — 0.5%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	190	190,413
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	725	744,938

				935,351

Pipelines — 0.9%
Enterprise Products Operating LLC, Gtd. Notes	2.550%	10/15/19	220	222,245
Enterprise Products Operating LLC, Gtd. Notes(a)	3.750%	02/15/25	725	736,645
Enterprise Products Operating LLC, Gtd. Notes	5.200%	09/01/20	285	311,179
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	475	503,583

				1,773,652

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail — 1.4%
CVS Health Corp., Sr. Unsec’d. Notes	2.250%	08/12/19	1,005	$1,010,516
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	500	501,543
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	3.300%	04/22/24	625	642,656
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	585	632,658

				2,787,373

Software — 0.6%
Oracle Corp., Sr. Unsec’d. Notes	1.900%	09/15/21	550	537,456
Oracle Corp., Sr. Unsec’d. Notes	3.400%	07/08/24	600	611,344

				1,148,800

Telecommunications — 1.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	585	603,981
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	3.500%	11/01/21	595	614,144
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	1,000	1,105,743

				2,323,868

Transportation — 0.5%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450%	09/15/21	485	506,515
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	475	518,243

				1,024,758

TOTAL CORPORATE BONDS (cost $35,337,632)				35,904,077

NON-CORPORATE FOREIGN AGENCIES — 2.4%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%	03/18/19	900	903,904
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	1,000	997,552
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	1,000	993,621
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,805
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, RegS	2.250%	01/30/19	500	501,610
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	04/13/21	200	195,622
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	10/25/23	200	190,257
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, 144A	1.125%	05/23/18	892	888,484

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $4,936,341)				4,921,855

SOVEREIGN BONDS — 0.3%
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	1.125%	05/02/17	500	499,979

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS	1.125%	08/03/19	200	$196,878

TOTAL SOVEREIGN BONDS (cost $700,311)				696,857

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.5%
Federal Home Loan Mortgage Corp.(hh)	2.375%	01/13/22	5,580	5,671,551
Federal National Mortgage Assoc.(k)	1.500%	11/30/20	2,910	2,873,494
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	3.091%(s)	08/15/24	4,955	3,988,562
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%	04/26/24	3,910	4,687,109
Tunisia Government USAID Bonds, U.S. Gov’t Gtd. Notes	1.416%	08/05/21	200	193,328

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,283,070)				17,414,044

U.S. TREASURY OBLIGATIONS — 24.5%
U.S. Treasury Bonds(a)	2.250%	08/15/46	475	399,390
U.S. Treasury Bonds	2.500%	02/15/45	275	244,954
U.S. Treasury Bonds	2.500%	05/15/46	1,235	1,097,510
U.S. Treasury Bonds	2.750%	11/15/42	845	798,096
U.S. Treasury Bonds	2.875%	05/15/43	780	753,400
U.S. Treasury Bonds	2.875%	11/15/46	260	251,022
U.S. Treasury Bonds	3.000%	11/15/44	170	167,935
U.S. Treasury Bonds	4.250%	11/15/40	1,085	1,317,257
U.S. Treasury Bonds	4.750%	02/15/41	975	1,271,156
U.S. Treasury Bonds	8.125%	08/15/21	125	159,194
U.S. Treasury Notes	0.875%	11/30/17	745	745,058
U.S. Treasury Notes	1.000%	12/31/17	890	890,695
U.S. Treasury Notes	1.375%	04/30/21	3,420	3,354,941
U.S. Treasury Notes	1.625%	04/30/23	9,490	9,178,614
U.S. Treasury Notes	1.750%	11/30/21	1,035	1,027,278
U.S. Treasury Notes	1.750%	03/31/22	6,235	6,151,950
U.S. Treasury Notes	2.000%	11/30/22	8,125	8,070,091
U.S. Treasury Notes(a)	2.000%	11/15/26	590	567,667
U.S. Treasury Notes	2.125%	09/30/21	11,580	11,682,680
U.S. Treasury Notes	2.125%	12/31/22	1,520	1,519,169
U.S. Treasury Notes(a)	2.125%	11/30/23	800	794,687
U.S. Treasury Notes	2.250%	11/15/25	65	64,167

TOTAL U.S. TREASURY OBLIGATIONS (cost $51,877,094)				50,506,911

TOTAL LONG-TERM INVESTMENTS (cost $180,639,385)				179,507,220

			Shares
SHORT-TERM INVESTMENTS — 13.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			26,038,618	26,038,618

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $2,650,036; includes $2,648,863 of cash collateral for securities on loan)(b)(w)	2,649,339	$2,649,868

TOTAL SHORT-TERM INVESTMENTS (cost $28,688,654) (Note 4)		28,688,486

TOTAL INVESTMENTS — 101.2% (cost $209,328,039)		208,195,706
Liabilities in excess of other assets(z) — (1.2)%		(2,480,541)

NET ASSETS — 100.0%		$205,715,165

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,606,152; cash collateral of $2,648,863 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
33	2 Year U.S. Treasury Notes	Mar. 2017	$7,138,344	$7,150,688	$12,344
120	10 Year U.S. Treasury Notes	Mar. 2017	14,920,071	14,913,750	(6,321)

					6,023

Short Positions:
291	5 Year U.S. Treasury Notes	Mar. 2017	34,281,818	34,240,242	41,576
23	20 Year U.S. Treasury Bonds	Mar. 2017	3,457,940	3,465,094	(7,154)
21	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	3,365,199	3,365,250	(51)

					34,371

					$40,394

A U.S. Government Agency Obligation with a market value of $612,222 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
21,690	09/09/17	0.539%	1 Day USOIS(1)	$320	$27,099	$26,779
18,445	10/18/17	0.607%	1 Day USOIS(1)	167	21,348	21,181
10,620	11/09/17	0.626%	1 Day USOIS(1)	174	14,113	13,939
760	07/11/18	0.947%	3 Month LIBOR(1)	152	4,381	4,229
9,600	09/06/18	1.704%	3 Month LIBOR(1)	—	(53,587)	(53,587)
2,500	10/11/18	1.770%	3 Month LIBOR(2)	(3,632)	16,407	20,039
5,450	06/03/19	1.614%	3 Month LIBOR(1)	174	(7,537)	(7,711)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
4,770	07/11/19	1.045%	3 Month LIBOR(1)	$170	$63,665	$63,495
6,500	10/22/20	2.113%	3 Month LIBOR(1)	189	(70,510)	(70,699)
7,180	01/06/21	1.750%	3 Month LIBOR(2)	163	(24,945)	(25,108)
13,485	01/08/21	1.683%	3 Month LIBOR(2)	223	(82,634)	(82,857)
45,000	05/09/21	2.230%	3 Month LIBOR(2)	420	633,861	633,441
3,010	06/15/21	1.105%	3 Month LIBOR(1)	110	102,616	102,506
20,160	10/06/21	2.308%	3 Month LIBOR(2)	12,314	332,533	320,219
8,805	10/06/21	1.965%	3 Month LIBOR(2)	(17,639)	10,782	28,421
12,000	10/13/21	2.340%	3 Month LIBOR(2)	—	215,029	215,029
4,120	10/14/21	2.405%	3 Month LIBOR(2)	—	86,122	86,122
950	12/31/21	0.000%	3 Month LIBOR(2)	155	219,136	218,981
35,000	03/12/22	2.020%	3 Month LIBOR(2)	360	38,706	38,346
7,800	04/08/22	1.780%	3 Month LIBOR(2)	197	(89,363)	(89,560)
14,200	09/03/22	1.919%	3 Month LIBOR(2)	130	(91,017)	(91,147)
2,960	07/11/23	1.400%	3 Month LIBOR(2)	171	(131,444)	(131,615)
3,100	08/03/23	—(3)	—(3)	(5,322)	8,713	14,035
1,195	08/19/23	0.898%	1 Day USOIS(1)	156	64,047	63,891
1,560	10/27/23	1.073%	1 Day USOIS(1)	158	70,665	70,507
9,330	04/08/25	2.020%	3 Month LIBOR(1)	225	170,498	170,273
1,450	11/12/25	2.263%	3 Month LIBOR(1)	160	1,366	1,206
5,890	01/08/26	2.210%	3 Month LIBOR(1)	110	36,402	36,292
6,900	06/15/26	1.504%	3 Month LIBOR(1)	206	481,589	481,383
670	10/06/26	2.312%	3 Month LIBOR(2)	(1,634)	(660)	974
360	05/15/37	2.726%	3 Month LIBOR(2)	156	8,206	8,050

				$(11,467)	$2,075,587	$2,087,054

A U.S. Government Agency Obligation with a market value of $3,313,487 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$6,697,165	$—
Non-Residential Mortgage-Backed Securities	—	30,449,969	—
Commercial Mortgage-Backed Securities	—	32,916,342	—
Corporate Bonds	—	35,904,077	—
Non-Corporate Foreign Agencies	—	4,921,855	—
Sovereign Bonds	—	696,857	—
U.S. Government Agency Obligations	—	17,414,044	—
U.S. Treasury Obligations	—	50,506,911	—
Affiliated Mutual Funds	28,688,486	—	—
Other Financial Instruments*
Futures Contracts	40,394	—	—
Centrally Cleared Interest Rate Swap Agreements	—	2,087,054	—

Total	$28,728,880	$181,594,274	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	24.5%
Commercial Mortgage-Backed Securities	16.0
Non-Residential Mortgage-Backed Securities	14.8
Affiliated Mutual Funds (1.3% represents investments purchased with collateral from securities on loan)	13.9
U.S. Government Agency Obligations	8.5
Banks	5.0
Collateralized Loan Obligations	3.3
Non-Corporate Foreign Agencies	2.4
Retail	1.4
Biotechnology	1.3
Healthcare-Services	1.3
Telecommunications	1.1
Computers	0.9
Diversified Financial Services	0.9
Pipelines	0.9

Chemicals	0.6%
Machinery – Diversified	0.6
Software	0.6
Oil & Gas	0.5
Transportation	0.5
Electric	0.4
Insurance	0.4
Multi-National	0.4
Sovereign Bonds	0.3
Beverages	0.2
Food	0.2
Miscellaneous Manufacturing	0.2
Commercial Services	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$53,920	*	Due from/to broker — variation margin futures	$13,526	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,639,338	*	Due from/to broker — variation margin swaps	552,284	*

Total		$2,693,258			$565,810

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$80,149	$80,149
Interest rate contracts	(200,117)	(111,285)	(1,396,543)	(7,614)	2,761,463	1,045,904

Total	$(200,117)	$(111,285)	$(1,396,543)	$(7,614)	$2,841,612	$1,126,053

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(83,283)	$(83,283)
Interest rate contracts	82,752	(48,804)	(117,691)	(91,016)	(174,759)

Total	$82,752	$(48,804)	$(117,691)	$(174,299)	$(258,042)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swaps(2)	Credit Default Swap Agreements- Buy Protection(2)
$24,090	$53,852,000	$8,238,230	$65,411,617	$320,381,000	$2,520,000

(1)	Cost.

(2)	Notional amount in USD.

(3)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$2,606,152	$(2,606,152)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $2,606,152:
Unaffiliated investments (cost $180,639,385)	$179,507,220
Affiliated investments (cost $28,688,654)	28,688,486
Dividends and interest receivable	904,753
Receivable for investments sold	496,233
Due from broker-variation margin swaps	153,138
Prepaid expenses	1,779

Total Assets	209,751,609

LIABILITIES:
Payable to broker for collateral for securities on loan	2,648,863
Payable for fund share repurchased	710,721
Payable for investments purchased	521,693
Advisory fees payable	83,244
Due to broker-variation margin futures	39,741
Accrued expenses and other liabilities	24,986
Distribution fee payable	6,850
Affiliated transfer agent fee payable	346

Total Liabilities	4,036,444

NET ASSETS	$205,715,165

Net assets were comprised of:
Paid-in capital	$95,522,544
Retained earnings	110,192,621

Net assets, December 31, 2016	$205,715,165

Net asset value and redemption price per share, $205,715,165 / 14,126,563 outstanding shares of beneficial interest	$14.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income (net of $443 foreign withholding tax)	$4,227,635
Affiliated dividend income.	93,149
Income from securities lending, net (including affiliated income of $11,100)	11,616

4,332,400

EXPENSES
Advisory fees	1,089,732
Distribution fee	579,732
Custodian and accounting fees (net of $4,500 fee credit)	60,000
Audit fee	55,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	7,000
Insurance expenses	3,000
Miscellaneous	10,734

Total expenses	1,832,198

NET INVESTMENT INCOME (LOSS)	2,500,202

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $38)	4,548,384
Futures transactions	(1,396,543)
Forward rate agreement transactions	(7,614)
Swap agreement transactions	2,841,612
Options written transactions.	(111,285)

5,874,554

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(168))	(239,149)
Futures	(117,691)
Swap agreements	(174,299)
Options written	(48,804)

(579,943)

NET GAIN (LOSS) ON INVESTMENTS	5,294,611

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,794,813

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$2,500,202	$2,342,016
Net realized gain (loss) on investment transactions	5,874,554	6,665,605
Net change in unrealized appreciation (depreciation) on investments	(579,943)	(3,380,096)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,794,813	5,627,525

FUND SHARE TRANSACTIONS:
Fund share sold [4,298,271 and 11,984,301 shares, respectively]	63,199,907	170,911,257
Fund share repurchased [9,249,997 and 12,027,324 shares, respectively]	(137,517,179)	(172,307,837)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(74,317,272)	(1,396,580)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,522,459)	4,230,945
NET ASSETS:
Beginning of year	272,237,624	268,006,679

End of year	$205,715,165	$272,237,624

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 88.9% ASSET-BACKED SECURITIES — 17.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 3.3%
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.068%	(c)	07/13/25	800	$797,609
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000%	(c)	07/16/25	500	498,652
Ballyrock CLO LLC (Cayman Islands) Series 2013-1A, Class A, 144A	2.091%	(c)	05/20/25	500	499,125
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030%	(c)	04/17/25	250	249,664
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	249,766
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382%	(c)	04/18/26	250	250,272
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class AR, 144A	1.200%	(c)	11/08/24	1,450	1,450,310
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(c)	04/15/25	250	249,560
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.015%	(c)	04/18/26	750	749,460
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281%	(c)	11/07/25	750	750,073

					5,744,491

Non-Residential Mortgage-Backed Securities — 14.2%
Ally Auto Receivables Trust, Series 2015-1, Class A2	0.920%		02/15/18	67	67,217
Ally Master Owner Trust, Series 2014-4, Class A1	1.104%	(c)	06/17/19	400	400,082
Ally Master Owner Trust, Series 2014-5, Class A1	1.194%	(c)	10/15/19	300	300,881
American Express Credit Account Master Trust, Series 2013-2, Class B	1.404%	(c)	05/17/21	500	502,013
American Express Credit Account Master Trust, Series 2014-1, Class A	1.074%	(c)	12/15/21	500	500,910
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A2B	1.399%	(c)	04/08/19	230	230,701
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B	1.399%	(c)	06/10/19	362	362,441
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(c)	10/08/19	582	583,237
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	200	198,180
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	95	95,273
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	400	398,359
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	300	297,718
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	400	395,107
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	600	598,709
BA Credit Card Trust, Series 2014-A3, Class A	0.994%	(c)	01/15/20	400	400,278
BA Credit Card Trust, Series 2016-A1, Class A	1.094%	(c)	10/15/21	1,300	1,303,794
Bank of The West Auto Trust, Series 2014-1, Class A3, 144A	1.090%		03/15/19	179	179,169

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Bank of The West Auto Trust, Series 2015-1, Class A3, 144A	1.310%		10/15/19	400	400,252
CarMax Auto Owner Trust, Series 2015-4, Class A2B	1.304%	(c)	04/15/19	471	471,414
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	900	899,926
Chase Issuance Trust, Series 2016-A1, Class A	1.114%	(c)	05/17/21	1,700	1,705,312
Chase Issuance Trust, Series 2016-A3, Class A3	1.254%	(c)	06/15/23	900	902,744
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 144A	1.220%		07/15/19	233	232,806
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	100	103,103
Citibank Credit Card Issuance Trust, Series 2013-A2, Class A2	1.036%	(c)	05/26/20	200	200,199
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3	1.266%	(c)	12/07/23	900	900,422
Discover Card Execution Note Trust, Series 2014-A1, Class A1	1.134%	(c)	07/15/21	400	401,492
Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.120%		12/15/21	400	402,684
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	13	13,336
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	479	478,755
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	580	580,336
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	500	504,182
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 144A	2.120%		07/15/26	1,250	1,252,461
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A	1.234%	(c)	07/15/20	600	601,465
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2	1.112%	(c)	11/15/21	500	500,023
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(g)	1.038%	(c)	05/15/20	300	300,131
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2 144A(g)	1.554%	(c)	05/17/21	600	603,160
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	500	492,030
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	1,000	993,402
Hyundai Auto Lease Securitization Trust, Series 2016-A, Class A2B, 144A	1.254%	(c)	07/16/18	867	867,439
John Deere Owner Trust, Series 2015-A Class A2B	0.974%	(c)	02/15/18	41	41,416
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.964%	(c)	08/16/21	200	199,841
Mercedes-Benz Auto Lease Trust, Series 2015-B, Class A2B	1.224%	(c)	01/16/18	190	189,703
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506%	(c)	06/25/65	273	274,431
Navient Student Loan Trust, Series 2016-6A, Class A1, 144A	1.236%	(c)	03/25/66	276	276,563
Nissan Auto Lease Trust, Series 2016-A, Class A2B	1.084%	(c)	08/15/18	980	980,921
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1	1.344%	(c)	06/15/21	800	807,745

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(c)	12/17/18	16	$16,427
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(c)	12/17/18	68	68,493
SunTrust Auto Receivables Trust, Series 2015-1A, Class A2, 144A	0.990%		06/15/18	39	39,124
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	200	200,375
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	300	300,159
Verizon Owner Trust, Series 2016-1A, Class A, 144A	1.420%		01/20/21	200	198,608
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.912%	(c)	07/22/19	400	399,651
Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-2, Class A	1.189%	(c)	10/20/19	400	400,085

					25,014,685

TOTAL ASSET-BACKED SECURITIES (cost $30,714,036)					30,759,176

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.4%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM	5.835%	(c)	09/11/42	1,075	1,101,269
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	1,170	1,169,748
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366%	(c)	12/11/49	1,300	1,301,307
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	900	922,321
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%	(c)	04/15/47	210	213,675
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	1,586	1,625,994
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	177	176,802
Commercial Mortgage Trust, Series 2007-GG9, Class AM	5.475%		03/10/39	995	994,836
Commercial Mortgage Trust, Series 2013-CR8, Class A3	2.812%		06/10/46	250	252,316
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	1,000	1,019,527
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	440	448,456
Commercial Mortgage Trust, Series 2015-CR26 Class A3	3.359%		10/10/48	900	910,131
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	1,800	1,821,566
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	1,000	987,387
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,000	980,667
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(c)	12/10/49	880	882,908
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	544	550,645

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	1,200	$1,232,196
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3	2.912%		10/15/48	1,280	1,260,839
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM .	5.925%	(c)	04/17/45	130	129,571
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	98	97,941
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	1,800	1,810,137
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	1,650	1,693,396
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	1,200	1,226,322
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	187	187,126
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	621,639
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1	1,203
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM	6.074%	(c)	06/15/45	396	396,033
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	1,280	1,281,885

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $25,691,236)					25,297,843

CORPORATE BONDS — 14.1%
Auto Manufacturers — 0.6%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	560	562,500
General Motors Financial Co., Inc., Gtd. Notes	2.400%		05/09/19	460	458,781

					1,021,281

Banks — 4.5%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	615	690,791
Bank of America Corp., Sr. Unsec’d. Notes	5.875%		01/05/21	800	890,700
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	150	154,347
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.500%		04/15/21	285	285,317
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21	250	243,928
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%		03/30/21	1,290	1,287,048
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22	375	399,816
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	585	584,894
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	535	601,455
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	405	409,572
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	200	213,959
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	125	136,592
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	675	748,964
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%		09/17/18	200	199,901
PNC Bank NA, Sr. Unsec’d. Notes	2.450%		11/05/20	770	771,413
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700%		01/27/22	310	310,132

					7,928,829

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Beverages
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	80	$78,736

Biotechnology — 0.9%
Amgen, Inc., Sr. Unsec’d. Notes	1.850%		08/19/21	270	259,636
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	100	105,417
Biogen, Inc., Sr. Unsec’d. Notes	3.625%		09/15/22	755	774,982
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.400%		12/01/21	385	414,199

					1,554,234

Chemicals — 0.7%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	150	149,128
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	600	654,000
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	500	522,397

					1,325,525

Computers — 0.4%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	600	603,336
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	110	111,064

					714,400

Diversified Financial Services — 0.1%
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342%		11/15/20	206	205,902

Electric — 0.2%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%		06/01/21	125	133,770
Southern Power Co., Sr. Unsec’d. Notes	1.950%		12/15/19	305	302,443

					436,213

Electronics — 0.1%
Fortive Corp., Sr. Unsec’d. Notes, 144A	2.350%		06/15/21	115	113,462

Food — 0.1%
Kraft Heinz Foods Co., Gtd. Notes	5.375%		02/10/20	104	112,643

Hand/Machine Tools — 0.4%
Stanley Black & Decker, Inc., Sub. Notes	1.622%		11/17/18	670	665,875

Healthcare-Products — 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%		11/30/21	460	458,689

Healthcare-Services — 0.6%
Aetna, Inc., Sr. Unsec’d. Notes	2.400%		06/15/21	225	223,981
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	575	564,878
Aetna, Inc., Sr. Unsec’d. Notes	4.125%		06/01/21	125	133,189
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%		02/15/21	125	135,339

					1,057,387

Insurance — 1.0%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%		01/16/18	140	145,987
Chubb INA Holdings, Inc., Gtd. Notes	2.875%		11/03/22	480	483,927
MetLife, Inc., Sr. Unsec’d. Notes	7.717%		02/15/19	125	139,830

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	525	$522,134
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%	12/06/22	175	172,604
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	245	262,062

				1,726,544

Machinery-Diversified — 0.2%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.150%	10/15/21	65	66,677
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	3.900%	07/12/21	200	211,369
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	140	151,140

				429,186

Media — 0.2%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	305	306,102

Miscellaneous Manufacturing — 0.2%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%	01/09/23	155	157,089
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%	10/17/21	60	65,816
General Electric Co., Sub. Notes, MTN	5.300%	02/11/21	72	79,852

				302,757

Multi-National — 0.4%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	610	606,025
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	155	150,066

				756,091

Oil & Gas — 1.4%
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	500	507,854
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.846%	05/05/17	100	100,218
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%	05/10/19	500	503,030
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%	05/15/22	600	596,193
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	400	435,819
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	250	260,172

				2,403,286

Pharmaceuticals — 0.2%
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	465	441,958

Pipelines — 0.4%
Magellan Midstream Partners LP, Sr. Unsec’d.Notes	4.250%	02/01/21	600	636,105

Retail — 0.1%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.250%	04/15/21	100	108,147

Software — 0.4%
Oracle Corp., Sr. Unsec’d. Notes	1.900%	09/15/21	690	674,263

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications — 0.5%
AT&T, Inc., Sr. Unsec’d. Notes	3.875%	08/15/21	305	$314,896
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/21	200	206,435
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	380	420,182

				941,513

Transportation — 0.2%
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	01/15/22	200	214,870
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	150	163,656

				378,526

TOTAL CORPORATE BONDS (cost $24,502,209)				24,777,654

NON-CORPORATE FOREIGN AGENCIES — 1.9%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%	03/18/19	750	753,254
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	900	897,797
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	800	794,897
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,805
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, RegS	2.250%	01/30/19	250	250,805
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	04/13/21	200	195,622
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	10/25/23	200	190,257

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost 3,346,300)				3,333,437

SOVEREIGN BOND — 0.1%
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS (cost $199,700)	1.125%	08/03/19	200	196,878

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.8%
Federal National Mortgage Assoc.(hh)	1.125%	07/20/18	555	555,009
Federal National Mortgage Assoc.(k)	1.500%	11/30/20	1,960	1,935,412
Israel Government USAID Bond, U.S. Gov’t. Gtd.Notes	5.500%	09/18/23	1,615	1,911,474
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%	12/04/23	150	178,445
Tunisia Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.416%	08/05/21	200	193,328

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $4,803,280)				4,773,668

U.S. TREASURY OBLIGATIONS — 38.1%
U.S. Treasury Bonds	2.250%	08/15/46	405	340,532
U.S. Treasury Bonds	2.500%	02/15/45	195	173,695

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	2.500%		05/15/46	160	$142,188
U.S. Treasury Bonds	2.875%		05/15/43	535	516,755
U.S. Treasury Bonds	2.875%		11/15/46	230	222,058
U.S. Treasury Bonds	3.000%		11/15/44	85	83,967
U.S. Treasury Bonds	3.000%		05/15/45	4,115	4,059,382
U.S. Treasury Bonds	4.250%		11/15/40	805	977,320
U.S. Treasury Bonds	4.750%		02/15/41	600	782,250
U.S. Treasury Bonds	8.125%		08/15/21	105	133,723
U.S. Treasury Notes	1.375%		12/15/19	85	84,798
U.S. Treasury Notes	1.375%		04/30/21	2,885	2,830,119
U.S. Treasury Notes	1.375%		06/30/23	4,170	3,961,175
U.S. Treasury Notes	1.625%		04/30/23	15,385	14,880,187
U.S. Treasury Notes	1.750%		11/30/21	515	511,158
U.S. Treasury Notes	1.750%		03/31/22	5,175	5,106,069
U.S. Treasury Notes(hh)	2.000%		11/30/22	22,965	22,809,803
U.S. Treasury Notes	2.000%		11/15/26	340	327,130
U.S. Treasury Notes	2.125%		09/30/21	7,585	7,652,256
U.S. Treasury Notes	2.125%		11/30/23	590	586,082
U.S. Treasury Strip Coupon(k)	2.037%	(s)	02/15/22	830	746,122

TOTAL U.S. TREASURY OBLIGATIONS (cost $68,843,022)					66,926,769

TOTAL LONG-TERM INVESTMENTS (cost $158,099,783)					156,065,425

				Shares
SHORT-TERM INVESTMENT — 10.6%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $18,707,819)(w) (Note 4)				18,707,819	18,707,819

TOTAL INVESTMENTS — 99.5% (cost $176,807,602)					174,773,244
Other assets in excess of liabilities(z) — 0.5%					862,392

NET ASSETS — 100.0%					$175,635,636

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
44	2 Year U.S. Treasury Notes	Mar. 2017	$9,524,062	$9,534,250	$10,188

Short Positions:
197	5 Year U.S. Treasury Notes	Mar. 2017	23,175,698	23,179,820	(4,122)
18	10 Year U.S. Treasury Notes	Mar. 2017	2,232,159	2,237,063	(4,904)
2	20 Year U.S. Treasury Bonds	Mar. 2017	296,309	301,312	(5,003)
54	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	8,707,488	8,653,500	53,988

					39,959

					$50,147

A U.S. Government Agency Obligation and a U.S. Treasury Obligation with a combined market value of $586,083 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
17,855	09/09/17	0.539%	1 Day USOIS(1)	$316	$22,307	$21,991
15,605	10/18/17	0.607%	1 Day USOIS(1)	164	18,061	17,897
9,230	11/09/17	0.626%	1 Day USOIS(1)	171	12,266	12,095
960	07/11/18	0.947%	3 Month LIBOR(1)	152	5,534	5,382
1,000	08/06/18	1.693%	3 Month LIBOR(2)	—	5,491	5,491
4,010	07/11/19	1.045%	3 Month LIBOR(1)	166	53,522	53,356
2,950	10/02/19	1.188%	3 Month LIBOR(1)	(13,338)	35,658	48,996
3,200	10/11/19	1.220%	3 Month LIBOR(1)	(17,837)	36,532	54,369
30,000	09/03/20	1.600%	3 Month LIBOR(1)	272	208,777	208,505
3,000	12/05/20	2.210%	3 Month LIBOR(2)	168	42,704	42,536
2,700	06/15/21	1.105%	3 Month LIBOR(1)	112	92,047	91,935
15,000	05/21/22	1.893%	3 Month LIBOR(2)	537,232	(88,141)	(625,373)
26,000	05/26/22	1.997%	3 Month LIBOR(2)	306	(30,577)	(30,883)
12,300	06/07/22	1.771%	3 Month LIBOR(2)	351,217	(154,078)	(505,295)
1,990	08/31/22	1.745%	3 Month LIBOR(1)	161	30,713	30,552
64,500	09/03/22	1.919%	3 Month LIBOR(2)	445	(413,422)	(413,867)
10,360	12/31/22	0.000%	3 Month LIBOR(2)	207	(421,574)	(421,781)
3,565	02/14/23	2.069%	3 Month LIBOR(2)	168,169	(2,083)	(170,252)
8,880	07/11/23	1.400%	3 Month LIBOR(2)	215	(394,330)	(394,545)
2,550	08/03/23	—(3)	—(3)	(4,351)	7,167	11,518
800	08/15/23	1.459%	3 Month LIBOR(2)	154	(33,308)	(33,462)
985	08/19/23	0.898%	1 Day USOIS(1)	155	52,792	52,637
1,320	10/27/23	1.073%	1 Day USOIS(1)	157	59,794	59,637
4,270	02/12/24	2.078%	3 Month LIBOR(1)	176	28,477	28,301
1,000	05/19/24	2.641%	3 Month LIBOR(1)	158	(30,857)	(31,015)
5,900	04/08/25	2.020%	3 Month LIBOR(1)	197	107,818	107,621
8,000	05/06/29	3.139%	3 Month LIBOR(1)	189	(607,116)	(607,305)
240	05/15/37	2.726%	3 Month LIBOR(2)	154	5,471	5,317

				$1,025,287	$(1,350,355)	$(2,375,642)

A U.S. Government Agency Obligation and a U.S. Treasury Obligation with a combined market value of $3,234,154 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
2,500	12/31/22	3.843%	3 Month LIBOR(2)	$946,588	$—	$946,588	JPMorgan Chase
23,600	11/30/26	2.550%	3 Month LIBOR(2)	508,328	—	508,328	JPMorgan Chase

				$1,454,916	$—	$1,454,916

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$5,744,491	$—
Non-Residential Mortgage-Backed Securities	—	25,014,685	—
Commercial Mortgage-Backed Securities	—	25,297,843	—
Corporate Bonds	—	24,777,654	—
Non-Corporate Foreign Agencies	—	3,333,437	—
Sovereign Bond	—	196,878	—
U.S. Government Agency Obligations	—	4,773,668	—
U.S. Treasury Obligations	—	66,926,769	—
Affiliated Mutual Fund	18,707,819	—	—
Other Financial Instruments*
Futures Contracts	50,147	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,375,642)	—
OTC Interest Rate Swap Agreements	—	1,454,916	—

Total	$18,757,966	$155,144,699	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	38.1%
Commercial Mortgage-Backed Securities	14.4
Non-Residential Mortgage-Backed Securities	14.2
Affiliated Mutual Fund	10.6
Banks	4.5
Collateralized Loan Obligations	3.3
U.S. Government Agency Obligations	2.8
Non-Corporate Foreign Agencies	1.9
Oil & Gas	1.4
Insurance	1.0
Biotechnology	0.9
Chemicals	0.7
Auto Manufacturers	0.6
Healthcare-Services	0.6
Telecommunications	0.5
Computers	0.4
Hand/Machine Tools	0.4
Multi-National	0.4

Pipelines	0.4%
Software	0.4
Healthcare-Products	0.3
Electric	0.2
Machinery-Diversified	0.2
Media	0.2
Miscellaneous Manufacturing	0.2
Pharmaceuticals	0.2
Transportation	0.2
Diversified Financial Services	0.1
Electronics	0.1
Food	0.1
Retail	0.1
Sovereign Bond	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$64,176	*	Due from/to broker — variation margin futures	$14,029	*
Interest rate contracts	Due from/to broker — variation margin swaps	858,136	*	Due from/to broker — variation margin swaps	3,233,778	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,454,916		—	—

Total		$2,377,228			$3,247,807

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments,carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(143,657)	$(84,387)	$(1,150,416)	$(6,102)	$7,471,964	$6,087,402

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$52,381	$(30,785)	$(149,243)	$(4,614,750)	$(4,742,397)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$15,181	$36,040,000	$11,622,904	$87,356,054	$315,480,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivatives assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
JPMorgan Chase	$1,454,916	$—	$(1,110,907)	$344,009

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
JPMorgan Chase	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $158,099,783)	$156,065,425
Affiliated investments (cost $18,707,819)	18,707,819
Unrealized appreciation on OTC swap agreements	1,454,916
Dividends and interest receivable	658,536
Receivable for investments sold	496,233
Due from broker-variation margin swaps	129,321
Prepaid expenses	1,546

Total Assets	177,513,796

LIABILITIES:
Payable for fund share repurchased	1,171,281
Payable for investments purchased	518,288
Due to broker-variation margin futures	87,670
Advisory fees payable	72,317
Accrued expenses and other liabilities	22,340
Distribution fee payable	5,918
Affiliated transfer agent fee payable	346

Total Liabilities	1,878,160

NET ASSETS	$175,635,636

Net assets were comprised of:
Paid-in capital	$132,853,208
Retained earnings	42,782,428

Net assets, December 31, 2016	$175,635,636

Net asset value and redemption price per share, $175,635,636 / 13,117,947 outstanding shares of beneficial interest	$13.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$3,379,245
Affiliated dividend income	83,531
Income from securities lending, net (including affiliated income of $161)	356

3,463,132

EXPENSES
Advisory fees	913,409
Distribution fee	485,925
Custodian and accounting fees (net of $4,500 fee credit)	59,000
Audit fee	55,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Legal fees and expenses	6,000
Shareholders’ reports	5,000
Insurance expenses	2,000
Loan interest expense	413
Miscellaneous	7,927

Total expenses	1,551,674

NET INVESTMENT INCOME (LOSS)	1,911,458

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Investment transactions	3,743,248
Futures transactions	(1,150,416)
Forward rate agreement transactions	(6,102)
Swap agreement transactions	7,471,964
Options written transactions	(84,387)

9,974,307

Net change in unrealized appreciation (depreciation) on:
Investments	(1,209,257)
Futures	(149,243)
Swap agreements	(4,614,750)
Options written	(30,785)

(6,004,035)

NET GAIN (LOSS) ON INVESTMENTS	3,970,272

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,881,730

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,911,458	$1,096,402
Net realized gain (loss) on investment transactions	9,974,307	2,098,091
Net change in unrealized appreciation (depreciation) on investments	(6,004,035)	(839,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,881,730	2,354,983

FUND SHARE TRANSACTIONS:
Fund share sold [9,085,140 and 14,192,501 shares, respectively]	123,360,483	186,059,254
Fund share repurchased [10,798,209 and 5,441,999 shares, respectively]	(148,689,479)	(71,639,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(25,328,996)	114,419,960

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,447,266)	116,774,943
NET ASSETS:
Beginning of year	195,082,902	78,307,959

End of year	$175,635,636	$195,082,902

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 88.6% ASSET-BACKED SECURITIES — 11.4%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 0.4%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(c)	04/20/25	250	$249,718

Non-Residential Mortgage-Backed Securities — 11.0%
Ally Master Owner Trust, Series 2014-4, Class A1	1.104%	(c)	06/17/19	700	700,144
American Express Credit Account Master Trust, Series 2014-1, Class B	1.204%	(c)	12/15/21	300	298,724
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(c)	10/08/19	333	333,279
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	143	142,912
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	500	497,949
BA Credit Card Trust, Series 2016-A1, Class A	1.094%	(c)	10/15/21	400	401,167
CarMax Auto Owner Trust, Series 2016-2, Class A2B	1.174%	(c)	06/17/19	628	628,987
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	400	399,967
Chase Issuance Trust, Series 2016-A1, Class A	1.114%	(c)	05/17/21	300	300,937
Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1	2.880%		01/23/23	432	443,146
Ford Credit Auto Owner Trust, Series 2014-1, Class A, 144A	2.260%		11/15/25	400	403,414
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2	1.112%	(c)	11/15/21	200	200,009
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A(g)	1.554%	(c)	05/17/21	100	100,527
Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 144A	2.270%		07/25/20	200	198,060
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A2B, 144A	1.124%	(c)	11/15/18	297	297,478
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506%	(c)	06/25/65	205	205,823
Nissan Auto Lease Trust, Series 2016-A, Class A2B	1.084%	(c)	08/15/18	294	294,276
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1	1.344%	(c)	06/15/21	200	201,936
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.912%	(c)	07/22/19	500	499,564

					6,548,299

TOTAL ASSET-BACKED SECURITIES (cost $6,800,316)					6,798,017

COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.5%
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	176	175,462
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366%	(c)	12/11/49	440	440,442
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A3	3.372%		10/10/47	60	61,145
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	300	307,440
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	378	387,141

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Pass-Through Certificates, Series 2007-GG9, Class AM	5.475%		03/10/39	257	$256,733
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	27	26,905
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	250	253,116
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class A2	3.531%		06/25/20	50	52,411
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	380	375,207
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	380	372,653
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	300	308,049
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	150	152,777
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3	2.912%		10/15/48	240	236,407
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	17	17,284
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A3	2.475%		12/15/47	600	603,379
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	300	301,214
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	200	202,658
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A2	2.979%		04/15/47	300	305,883
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2	3.119%		08/15/47	350	359,826
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	400	408,775
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	155	158,750
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	1	528
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.969%	(c)	02/15/51	61	61,344
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 144A	1.757%	(c)	07/15/46	550	558,838
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	500	500,736

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,971,664)					6,885,103

CORPORATE BONDS — 11.9%
Auto Manufacturers — 0.6%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	305	351,720

Banks — 3.6%
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	300	301,002
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	95	94,373
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	250	249,954
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	415	450,269

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	50	$53,922
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	260	259,069
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	325	360,612
PNC Bank NA, Sub. Notes	2.950%		01/30/23	250	246,386
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700%		01/27/22	105	105,045

					2,120,632

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	80	78,736

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/15/22	50	51,670

Chemicals — 1.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	15	14,913
CF Industries, Inc., Gtd. Notes	7.125%		05/01/20	175	190,750
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	239	253,120
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	275	287,318

					746,101

Computers — 0.2%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	120	120,667
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	20	20,193

					140,860

Diversified Financial Services — 0.5%
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	3.373%		11/15/25	215	218,564
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%		01/09/23	84	85,132
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%		10/17/21	5	5,485

					309,181

Electric — 0.5%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%		06/15/23	285	289,763

Healthcare – Products — 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%		11/30/21	155	154,558

Healthcare – Services — 0.5%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	310	304,543

Insurance — 0.9%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	285	298,388
Principal Financial Group, Inc., Gtd. Notes	3.125%		05/15/23	150	149,181
Principal Financial Group, Inc., Gtd. Notes	3.300%		09/15/22	20	20,240
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%		12/06/22	55	54,247

					522,056

Machinery – Diversified — 0.1%
John Deere Capital Corp., Sr. Unsec’d. Notes	2.800%		01/27/23	50	49,981

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media — 0.3%
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	175	$175,632

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	140	139,088

Oil & Gas — 0.8%
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%	05/15/22	200	198,731
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	275	291,152

				489,883

Pharmaceuticals — 0.5%
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%	05/18/23	285	286,104

Pipelines — 0.9%
Enterprise Products Operating LLC, Gtd. Notes	3.350%	03/15/23	300	303,707
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	215	227,938

				531,645

Telecommunications — 0.6%
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	06/30/22	50	49,080
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	265	293,021

				342,101

TOTAL CORPORATE BONDS (cost $6,920,931)				7,084,254

NON-CORPORATE FOREIGN AGENCIES — 1.7%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%	03/18/19	250	251,084
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	300	299,266
Development Bank of Japan, Inc. (Japan), Govt. Gtd. Notes, MTN, 144A	1.000%	01/22/18	200	198,724
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	250	250,805

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,000,219)				999,879

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%
Federal National Mortgage Assoc.	1.125%	10/19/18	30	29,963
Federal National Mortgage Assoc.	1.125%	12/14/18	90	89,814
Federal National Mortgage Assoc.	1.500%	11/30/20	160	157,993

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $279,668)				277,770

U.S. TREASURY OBLIGATIONS — 51.6%
U.S. Treasury Bonds	2.250%	08/15/46	105	88,286
U.S. Treasury Bonds	2.500%	02/15/45	60	53,445
U.S. Treasury Bonds	2.500%	05/15/46	270	239,941
U.S. Treasury Bonds	2.750%	11/15/42	130	122,785
U.S. Treasury Bonds	2.875%	05/15/43	130	125,567
U.S. Treasury Bonds	2.875%	11/15/46	75	72,410

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	3.000%	11/15/44	20	$19,757
U.S. Treasury Bonds	4.250%	11/15/40	200	242,812
U.S. Treasury Bonds	4.750%	02/15/41	195	254,231
U.S. Treasury Bonds	8.125%	08/15/21	235	299,285
U.S. Treasury Notes	1.375%	12/15/19	415	414,011
U.S. Treasury Notes	1.375%	09/30/20	90	88,980
U.S. Treasury Notes	1.375%	04/30/21	6,270	6,150,726
U.S. Treasury Notes	1.375%	06/30/23	2,415	2,294,062
U.S. Treasury Notes	1.625%	04/30/23	5,300	5,126,096
U.S. Treasury Notes	1.750%	02/28/22	495	489,083
U.S. Treasury Notes	1.750%	03/31/22	480	473,606
U.S. Treasury Notes(hh)	2.000%	11/30/22	1,180	1,172,026
U.S. Treasury Notes	2.000%	11/15/26	340	327,130
U.S. Treasury Notes	2.125%	09/30/21	6,490	6,547,547
U.S. Treasury Notes	2.125%	12/31/21	135	136,155
U.S. Treasury Notes	2.125%	06/30/22	120	120,422
U.S. Treasury Notes	2.125%	12/31/22	335	334,817
U.S. Treasury Notes	2.125%	11/30/23	630	625,816
U.S. Treasury Notes	2.125%	05/15/25	1,910	1,872,396
U.S. Treasury Notes	2.250%	11/15/25	105	103,655
U.S. Treasury Notes	2.625%	11/15/20	2,835	2,930,240

TOTAL U.S. TREASURY OBLIGATIONS (cost $31,490,593)				30,725,287

TOTAL LONG-TERM INVESTMENTS (cost $53,463,391)				52,770,310

			Shares
SHORT-TERM INVESTMENTS — 9.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			5,555,103	5,555,103
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)			40	40

TOTAL SHORT-TERM INVESTMENTS (cost $5,555,143) (Note 4)				5,555,143

TOTAL INVESTMENTS — 97.9% (cost $59,018,534)				58,325,453
Other assets in excess of liabilities(z) — 2.1%				1,267,761

NET ASSETS — 100.0%				$59,593,214

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
43	10 Year U.S. Treasury Notes	Mar. 2017	$5,347,294	$5,344,094	$(3,200)
2	20 Year U.S. Treasury Bonds	Mar. 2017	302,878	301,312	(1,566)

					(4,766)

Short Positions:
31	2 Year U.S. Treasury Notes	Mar. 2017	6,719,128	6,717,312	1,816
134	5 Year U.S. Treasury Notes	Mar. 2017	15,796,552	15,766,984	29,568
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	475,651	480,750	(5,099)

					26,285

					$21,519

Cash of $300,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,840	09/09/17	0.539%	1 Day USOIS(1)	$304	$6,047	$5,743
4,710	10/18/17	0.607%	1 Day USOIS(1)	154	5,451	5,297
3,160	11/09/17	0.626%	1 Day USOIS(1)	157	4,199	4,042
380	07/11/18	0.947%	3 Month LIBOR(1)	151	2,190	2,039
346	08/02/18	1.614%	3 Month LIBOR(1)	(6,997)	(1,479)	5,518
14,000	10/03/18	1.566%	3 Month LIBOR(2)	213	43,268	43,055
310	06/15/21	1.105%	3 Month LIBOR(1)	77	10,568	10,491
645	05/31/22	2.217%	3 Month LIBOR(1)	154	(6,991)	(7,145)
390	08/31/22	1.745%	3 Month LIBOR(1)	152	6,019	5,867
3,100	10/09/22	1.728%	3 Month LIBOR(1)	167	54,569	54,402
1,700	12/21/22	1.949%	3 Month LIBOR(1)	159	11,254	11,095
600	08/03/23	—(3)	—(3)	(909)	1,686	2,595
125	08/15/23	1.463%	3 Month LIBOR(2)	151	(5,173)	(5,324)
245	08/19/23	0.898%	1 Day USOIS(1)	151	13,131	12,980
415	10/27/23	1.073%	1 Day USOIS(1)	152	18,799	18,647
11,800	12/31/23	0.000%	3 Month LIBOR(2)	236	742,223	741,987
10,600	12/31/23	0.000%	3 Month LIBOR(2)	—	402,249	402,249
10,230	12/31/23	0.000%	3 Month LIBOR(2)	(93,776)	(659,977)	(566,201)
210	11/12/25	2.263%	3 Month LIBOR(1)	152	198	46
815	01/08/26	2.210%	3 Month LIBOR(1)	66	5,037	4,971
120	05/15/37	2.726%	3 Month LIBOR(2)	152	2,735	2,583

				$(98,934)	$656,003	$754,937

Cash of $500,000 and a U.S. Treasury Obligation with a market value of $814,459 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
3,750	12/31/23	0.000%	3 Month LIBOR(2)	$300,284	$—	$300,284	JPMorgan Chase
2,000	12/31/23	0.000%	3 Month LIBOR(2)	90,351	—	90,351	JPMorgan Chase

				$390,635	$—	$390,635

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$249,718	$—
Non-Residential Mortgage-Backed Securities	—	6,548,299	—
Commercial Mortgage-Backed Securities	—	6,885,103	—
Corporate Bonds	—	7,084,254	—
Non-Corporate Foreign Agencies	—	999,879	—
U.S. Government Agency Obligations	—	277,770	—
U.S. Treasury Obligations	—	30,725,287	—
Affiliated Mutual Funds	5,555,143	—	—
Other Financial Instruments*
Futures Contracts	21,519	—	—
Centrally Cleared Interest Rate Swap Agreements	—	754,937	—
OTC Interest Rate Swap Agreements	—	390,635	—

Total	$5,576,662	$53,915,882	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	51.6%
Commercial Mortgage-Backed Securities	11.5
Non-Residential Mortgage-Backed Securities	11.0
Affiliated Mutual Fund	9.3
Banks	3.6
Non-Corporate Foreign Agencies	1.7
Chemicals	1.2
Insurance	0.9
Pipelines	0.9
Oil & Gas	0.8
Auto Manufacturers	0.6
Telecommunications	0.6
Diversified Financial Services	0.5
Electric	0.5

Healthcare – Services	0.5%
Pharmaceuticals	0.5
U.S. Government Agency Obligations	0.5
Collateralized Loan Obligations	0.4
Healthcare – Products	0.3
Media	0.3
Computers	0.2
Multi-National	0.2
Beverages	0.1
Biotechnology	0.1
Machinery – Diversified	0.1

97.9
Other assets in excess of liabilities	2.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$31,384	*	Due from/to broker — variation margin futures	$9,865	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,333,607	*	Due from/to broker — variation margin swaps	578,670	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	390,635		—	—

Total		$1,755,626			$588,535

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(33,216)	$(12,581)	$(308,641)	$(1,026)	$781,076	$425,612

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$12,603	$(7,457)	$(8,948)	$(792,443)	$(796,245)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$3,684	$7,760,000	$4,088,382	$11,396,310	$94,024,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivatives assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
JPMorgan Chase	$390,635	$—	$(390,635)	$—

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
JPMorgan Chase	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $53,463,391)	$52,770,310
Affiliated investments (cost $5,555,143)	5,555,143
Deposit with broker for centrally cleared swaps	500,000
Unrealized appreciation on OTC swap agreements	390,635
Deposit with broker for futures	300,000
Dividends and interest receivable	241,819
Due from broker-variation margin swaps	73,712
Prepaid expenses	565

Total Assets	59,832,184

LIABILITIES:
Payable for fund share repurchased	175,926
Advisory fees payable	25,183
Accrued expenses and other liabilities	21,296
Due to broker-variation margin futures	9,669
Payable for investments purchased	4,481
Distribution fee payable	2,069
Affiliated transfer agent fee payable	346

Total Liabilities	238,970

NET ASSETS	$59,593,214

Net assets were comprised of:
Paid-in capital	$41,276,975
Retained earnings	18,316,239

Net assets, December 31, 2016	$59,593,214

Net asset value and redemption price per share, $59,593,214 / 5,313,826 outstanding shares of beneficial interest	$11.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$487,852
Affiliated dividend income	29,954
Income from securities lending, net (including affiliated income of $2,346)	2,348

520,154

EXPENSES
Advisory fees	203,248
Distribution fee	108,123
Audit fee	54,000
Custodian and accounting fees (net of $4,500 fee credit)	51,000
Trustees’ fees	9,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Loan interest expense	26
Miscellaneous	14,877

Total expenses	461,274
Less: advisory fee waiver	(59,024)

Net expenses	402,250

NET INVESTMENT INCOME (LOSS)	117,904

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $40)	197,947
Futures transactions	(308,641)
Forward rate agreement transactions	(1,026)
Swap agreement transactions	781,076
Options written transactions	(12,581)

656,775

Net change in unrealized appreciation (depreciation) on:
Investments	(334,377)
Futures	(8,948)
Swap agreements	(792,443)
Options written	(7,457)

(1,143,225)

NET GAIN (LOSS) ON INVESTMENTS	(486,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(368,546)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$117,904	$36,816
Net realized gain (loss) on investment transactions	656,775	13,198,416
Net change in unrealized appreciation (depreciation) on investments	(1,143,225)	(9,454,233)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(368,546)	3,780,999

FUND SHARE TRANSACTIONS:
Fund share sold [3,163,183 and 251,650 shares, respectively]	36,975,499	2,738,308
Fund share repurchased [1,241,467 and 19,756,725 shares, respectively]	(14,344,977)	(214,084,776)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	22,630,522	(211,346,468)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,261,976	(207,565,469)
NET ASSETS:
Beginning of year	37,331,238	244,896,707

End of year	$59,593,214	$37,331,238

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2024

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 85.2% ASSET-BACKED SECURITIES — 21.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities
American Express Credit Account Master Trust, Series 2014-1, Class B	1.204%	(c)	12/15/21	200	$199,149
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B	1.349%	(c)	10/08/19	83	83,320
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	200	198,994
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	300	299,975
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	100	100,836
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A2	1.054%	(c)	08/15/19	300	300,323
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A2B, 144A	1.124%	(c)	11/15/18	99	99,159
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506%	(c)	06/25/65	68	68,608
Nissan Auto Lease Trust, Series 2016-A, Class A2B	1.084%	(c)	08/15/18	98	98,092
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.912%	(c)	07/22/19	300	299,738

TOTAL ASSET-BACKED SECURITIES (cost $1,745,767)					1,748,194

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.7%
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	59	58,487
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	40	39,361
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A4	3.462%		09/15/48	100	102,480
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	106	108,400
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	8	7,687
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%		06/15/57	105	104,205
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class A2	3.230%		07/25/21	50	52,107
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	120	118,486
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	120	117,681
GS Mortgage Securities Trust, Series 2013-GC14, Class A3	3.526%		08/10/46	75	78,091
GS Mortgage Securities Trust, Series 2014-GC20, Class A3	3.680%		04/10/47	60	62,064
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	100	102,684
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	150	153,012
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.925%	(c)	04/17/45	8	8,098
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	6	5,761

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A3	2.592%		04/15/46	100		$100,797
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	80		82,104
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3	3.479%		05/15/48	150		153,290
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A2	2.804%		01/10/45	—	(r)	11
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.290%	(c)	10/15/44	18		18,259
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A2	1.765%		12/15/45	20		20,029

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,514,062)						1,493,094

CORPORATE BONDS — 23.2%
Banks — 7.6%
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	115		129,172
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	10		11,242
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	160		173,598
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20	160		161,447
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	75		83,110
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	45		46,193

						604,762

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%		07/15/22	10		9,842

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes	4.100%		06/15/21	15		15,813

Chemicals — 2.6%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	90		95,317
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	105		109,703

						205,020

Computers — 0.6%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	40		40,222
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	10		10,097

						50,319

Electric — 2.3%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%		06/15/23	180		183,009

Healthcare-Services — 1.5%
Aetna, Inc., Sr. Unsec’d. Notes	2.750%		11/15/22	120		117,888

Insurance — 0.9%
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	60		62,818

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	10	$10,121

				72,939

Miscellaneous Manufacturing — 1.4%
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%	01/09/23	110	111,482

Oil & Gas — 0.3%
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.100%	06/01/18	20	21,175

Pharmaceuticals — 3.0%
Actavis Funding SCS, Gtd. Notes	3.450%	03/15/22	125	126,876
Merck & Co., Inc., Sr. Unsec’d. Notes	2.800%	05/18/23	110	110,426

				237,302

Pipelines — 2.0%
Enterprise Products Operating LLC, Gtd. Notes	3.350%	03/15/23	150	151,853
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	10	10,602

				162,455

Telecommunications — 0.7%
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	50	55,287

TOTAL CORPORATE BONDS (cost $1,800,823)				1,847,293

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%
Federal National Mortgage Assoc	1.125%	10/19/18	15	14,982
Federal National Mortgage Assoc	1.125%	12/14/18	35	34,928
Federal National Mortgage Assoc	1.500%	11/30/20	150	148,118

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $199,784)				198,028

U.S. TREASURY OBLIGATIONS — 18.9%
U.S. Treasury Bonds	2.250%	08/15/46	25	21,020
U.S. Treasury Bonds	2.500%	05/15/46	30	26,660
U.S. Treasury Bonds	2.875%	11/15/46	10	9,655
U.S. Treasury Bonds	4.250%	11/15/40	20	24,281
U.S. Treasury Bonds	4.750%	02/15/41	25	32,594
U.S. Treasury Notes	1.750%	11/30/21	25	24,813
U.S. Treasury Notes	2.000%	11/30/22	1,100	1,092,566
U.S. Treasury Notes	2.000%	11/15/26	30	28,864
U.S. Treasury Notes	2.125%	09/30/21	105	105,931
U.S. Treasury Notes	2.125%	11/30/23	20	19,867
U.S. Treasury Notes	2.250%	11/15/25	120	118,463

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,540,401)				1,504,714

TOTAL LONG-TERM INVESTMENTS (cost $6,800,837)				6,791,323

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 2.6%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w) (cost $211,532)(Note 4)	211,532	$211,532

TOTAL INVESTMENTS — 87.8% (cost $7,012,369)		7,002,855
Other assets in excess of liabilities(z) — 12.2%		971,522

NET ASSETS — 100.0%		$7,974,377

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(r)	Principal amount is less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
1	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	$161,684	$160,252	$(1,432)

Short Positions:
2	2 Year U.S. Treasury Notes	Mar. 2017	433,528	433,375	153
10	5 Year U.S. Treasury Notes	Mar. 2017	1,175,506	1,176,641	(1,135)
14	10 Year U.S. Treasury Notes	Mar. 2017	1,748,759	1,739,938	8,821
6	20 Year U.S. Treasury Bonds	Mar. 2017	905,373	903,938	1,435

					9,274

					$7,842

Cash of $280,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
935	10/18/17	0.607%	1 Day USOIS(1)	$151	$1,082	$931
445	11/09/17	0.626%	1 Day USOIS(1)	151	591	440
2,500	06/10/20	1.833%	3 Month LIBOR(1)	36	(5,831)	(5,867)
535	01/06/21	1.750%	3 Month LIBOR(2)	152	(1,859)	(2,011)
675	01/08/21	1.683%	3 Month LIBOR(2)	154	(4,136)	(4,290)
405	05/31/22	2.200%	3 Month LIBOR(1)	564	(4,035)	(4,599)
245	05/31/22	2.217%	3 Month LIBOR(1)	151	(2,656)	(2,807)
155	08/31/22	1.745%	3 Month LIBOR(1)	151	2,392	2,241
150	08/03/23	—(3)	—(3)	(115)	422	537
60	08/19/23	0.898%	1 Day USOIS(1)	150	3,216	3,066
75	10/27/23	1.073%	1 Day USOIS(1)	150	3,397	3,247
9,500	06/10/25	2.467%	3 Month LIBOR(2)	160	163,341	163,181
330	01/08/26	2.210%	3 Month LIBOR(1)	72	2,040	1,968
120	05/15/37	2.726%	3 Month LIBOR(2)	152	2,735	2,583

				$2,079	$160,699	$158,620

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Cash of $674,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$1,748,194	$—
Commercial Mortgage-Backed Securities	—	1,493,094	—
Corporate Bonds	—	1,847,293	—
U.S. Government Agency Obligations	—	198,028	—
U.S. Treasury Obligations	—	1,504,714	—
Affiliated Mutual Fund	211,532	—	—
Other Financial Instruments*
Futures Contracts	7,842	—	—
Centrally Cleared Interest Rate Swap Agreements	—	158,620	—

Total	$219,374	$6,949,943	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Non-Residential Mortgage-Backed Securities	21.9%
U.S. Treasury Obligations	18.9
Commercial Mortgage-Backed Securities	18.7
Banks	7.6
Pharmaceuticals	3.0
Affiliated Mutual Fund	2.6
Chemicals	2.6
U.S. Government Agency Obligations	2.5
Electric	2.3
Pipelines	2.0
Healthcare-Services	1.5
Miscellaneous Manufacturing	1.4
Insurance	0.9
Telecommunications	0.7
Computers	0.6
Oil & Gas	0.3
Biotechnology	0.2
Beverages	0.1

87.8
Other assets in excess of liabilities	12.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2024 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$10,409	*	Due from/to broker — variation margin futures	$2,567	*
Interest rate contracts	Due from/to broker — variation margin swaps	178,194	*	Due from/to broker — variation margin swaps	19,574	*

Total		$188,603			$22,141

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(11,522)	$(4,375)	$29,061	$(378)	$332,069	$344,855

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$4,691	$(2,778)	$(2,012)	$(135,865)	$(135,964)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$1,372	$2,854,000	$407,887	$5,304,180	$15,741,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2024 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $6,800,837)	$6,791,323
Affiliated investments (cost $211,532)	211,532
Deposit with broker for centrally cleared swaps	674,000
Deposit with broker for futures	280,000
Dividends and interest receivable	26,880
Due from broker-variation margin swaps	18,796
Receivable from advisor	5,626
Prepaid expenses	475

Total Assets	8,008,632

LIABILITIES:
Accrued expenses and other liabilities	15,085
Due to broker-variation margin futures	9,923
Payable for fund share repurchased	8,446
Affiliated transfer agent fee payable	346
Distribution fee payable	270
Payable for investments purchased	185

Total Liabilities	34,255

NET ASSETS	$7,974,377

Net assets were comprised of:
Paid-in capital	$(8,216,822)
Retained earnings	16,191,199

Net assets, December 31, 2016	$7,974,377

Net asset value and redemption price per share, $7,974,377 / 745,018 outstanding shares of beneficial interest	$10.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$190,019
Affiliated dividend income	1,612
Income from securities lending, net (including affiliated income of $468)	468

192,099

EXPENSES
Advisory fees	52,154
Distribution fee	27,745
Audit fee	55,000
Custodian and accounting fees (net of $4,500 fee credit)	31,000
Trustees’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	4,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Loan interest expense	162
Miscellaneous	8,754

Total expenses	199,815
Less: advisory fee waiver	(96,440)

Net expenses	103,375

NET INVESTMENT INCOME (LOSS)	88,724

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	157,742
Futures transactions	29,061
Forward rate agreement transactions	(378)
Swap agreement transactions	332,069
Options written transactions	(4,375)

514,119

Net change in unrealized appreciation (depreciation) on:
Investments	55,136
Futures	(2,012)
Swap agreements	(135,865)
Options written	(2,778)

(85,519)

NET GAIN (LOSS) ON INVESTMENTS	428,600

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$517,324

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$88,724	$142,704
Net realized gain (loss) on investment transactions	514,119	15,493,422
Net change in unrealized appreciation (depreciation) on investments	(85,519)	(12,788,879)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	517,324	2,847,247

FUND SHARE TRANSACTIONS:
Fund share sold [43,252 and 774,865 shares, respectively]	471,390	8,088,400
Fund share repurchased [542,017 and 19,926,971 shares, respectively]	(6,067,795)	(206,147,407)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(5,596,405)	(198,059,007)

CAPITAL CONTRIBUTIONS (NOTE 4)	35	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,079,046)	(195,211,760)
NET ASSETS:
Beginning of year	13,053,423	208,265,183

End of year	$7,974,377	$13,053,423

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2025

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.4% ASSET-BACKED SECURITIES — 16.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 3.1%
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	$249,766
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(c)	04/15/25	250	249,560
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281%	(c)	11/07/25	500	500,049

					999,375

Non-Residential Mortgage-Backed Securities — 13.1%
ARI Fleet Lease Trust, Series 2015-A, Class A2, 144A	1.110%		11/15/18	239	238,186
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	700	694,674
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 144A	0.870%		09/20/19	31	31,118
Ford Credit Auto Owner Trust, Series 2013-A, Class B	1.150%		07/15/18	200	200,047
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	500	504,394
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(g)	1.038%	(c)	05/15/20	400	400,174
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	300	298,021
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506%	(c)	06/25/65	615	617,469
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(c)	12/17/18	60	60,232
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(c)	12/17/18	178	178,083
Synchrony Credit Card Master Note Trust, Series 2014-1, Class A	1.610%		11/15/20	300	300,563
Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A1, 144A	0.912%	(c)	07/22/19	100	99,913
Wells Fargo Dealer Floorplan Master Note Trust, Series 2015-1, Class A	1.239%	(c)	01/20/20	700	701,034

					4,323,908

TOTAL ASSET-BACKED SECURITIES (cost $5,305,786)					5,323,283

COMMERCIAL MORTGAGE-BACKED SECURITIES — 10.7%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44	20	19,597
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A1A	5.361%		02/10/51	375	381,615
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A2	2.790%		03/10/47	100	101,641
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2	1.765%		10/15/45	46	46,412
Commercial Mortgage Trust, Series 2012-CR1, Class A2	2.350%		05/15/45	489	488,592
Commercial Mortgage Trust, Series 2012-CR4, Class A2	1.801%		10/15/45	55	55,162
Commercial Mortgage Trust, Series 2012-LC4, Class A2	2.256%		12/10/44	7	6,703

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	110	$113,448
Commercial Mortgage Trust, Series 2014-LC17, Class A5	3.917%		10/10/47	500	527,344
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	150	151,870
Commercial Mortgage Trust, Series 2014-UBS4, Class A2	2.963%		08/10/47	80	81,538
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	158	160,188
GS Mortgage Securities Trust, Series 2014-GC20, Class A4	3.721%		04/10/47	20	20,908
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	25	25,850
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	90	93,617
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A4	3.493%		08/15/47	150	154,578
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A1	0.730%		12/15/47	13	12,673
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2	1.689%		12/15/48	94	94,169
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	596	595,401
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ	5.290%	(c)	10/15/44	30	30,431
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 144A	1.757%	(c)	07/15/46	325	330,222
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2	2.862%		03/15/47	50	50,958

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,591,681)					3,542,917

CORPORATE BONDS — 14.1%
Agriculture — 1.0%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%		06/15/22	125	128,117
Reynolds American, Inc., Gtd. Notes	4.000%		06/12/22	185	193,496

					321,613

Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%		11/04/19	125	124,814
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	200	200,240

					325,054

Banks — 4.0%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	150	155,888
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	145	147,712
Citigroup, Inc., Sub. Notes	3.875%		03/26/25	105	104,307
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	160	163,687
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	210	207,207
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	25	28,105
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%		05/13/24	130	132,234
JPMorgan Chase & Co., Sub. Notes	3.375%		05/01/23	130	129,534

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	20	$20,543
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24	135	138,452
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	100	102,475

					1,330,144

Chemicals — 1.0%
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	320	334,334

Computers — 0.5%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	150	151,451

Diversified Financial Services — 0.7%
Discover Financial Services, Sr. Unsec’d. Notes	3.750%		03/04/25	205	200,422
Discover Financial Services, Sr. Unsec’d. Notes	5.200%		04/27/22	25	26,934

					227,356

Electric — 0.4%
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%		08/15/24	125	127,729

Forest Products & Paper — 0.4%
International Paper Co., Sr. Unsec’d. Notes	3.800%		01/15/26	125	126,594

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%		07/10/25	120	120,774
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	25	26,174

					146,948

Media — 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%		07/23/22	285	297,834

Multi-National — 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19	80	79,479

Oil & Gas — 0.5%
Nabors Industries, Inc., Gtd. Notes	5.000%		09/15/20	150	154,124

Pharmaceuticals — 1.3%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%		05/14/25	135	133,716
Actavis Funding SCS, Gtd. Notes	3.450%		03/15/22	300	304,503

					438,219

Retail — 0.5%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%		08/12/24	145	145,447
CVS Health Corp., Sr. Unsec’d. Notes	4.000%		12/05/23	25	26,341

					171,788

Software — 0.5%
Oracle Corp., Sr. Unsec’d. Notes	3.400%		07/08/24	145	147,741

Telecommunications — 0.8%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%		05/15/25	170	163,850

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%		09/15/23	100	$110,574

					274,424

TOTAL CORPORATE BONDS (cost $4,594,809)					4,654,832

NON-CORPORATE FOREIGN AGENCIES — 1.7%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%		03/18/19	150	150,651
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%		03/12/18	200	199,510
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%		01/22/18	200	198,724

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $548,898)					548,885

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
Federal National Mortgage Assoc.(hh)(k)	1.500%		11/30/20	1,820	1,797,168
Federal National Mortgage Assoc.	1.625%		01/21/20	20	20,059

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,838,287)					1,817,227

U.S. TREASURY OBLIGATIONS — 51.2%
U.S. Treasury Bonds	2.875%		11/15/46	45	43,446
U.S. Treasury Notes	1.375%		04/30/21	205	201,100
U.S. Treasury Notes	1.625%		04/30/23	5,600	5,416,253
U.S. Treasury Notes	1.750%		11/30/21	160	158,806
U.S. Treasury Notes	2.000%		02/15/25	700	681,297
U.S. Treasury Notes	2.000%		11/15/26	85	81,783
U.S. Treasury Notes	2.125%		09/30/21	6,195	6,249,931
U.S. Treasury Notes	2.125%		11/30/23	90	89,402
U.S. Treasury Notes	2.125%		05/15/25	175	171,555
U.S. Treasury Notes	2.250%		11/15/25	320	315,900
U.S. Treasury Strip Coupon(hh)	2.363%	(s)	08/15/30	1,210	825,377
U.S. Treasury Strip Coupon	2.519%	(s)	08/15/25	740	595,634
U.S. Treasury Strip Coupon	2.783%	(s)	08/15/29	500	351,836
U.S. Treasury Strip Coupon	2.877%	(s)	05/15/31	500	331,316
U.S. Treasury Strip Coupon	3.042%	(s)	11/15/35	1,000	566,387
U.S. Treasury Strip Coupon(hh)	3.103%	(s)	11/15/34	550	322,724
U.S. Treasury Strip Coupon	3.202%	(s)	08/15/40	1,000	472,389

TOTAL U.S. TREASURY OBLIGATIONS (cost $17,031,883)					16,875,136

TOTAL LONG-TERM INVESTMENTS (cost $32,911,344)					32,762,280

				Shares
SHORT-TERM INVESTMENTS
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)				4,974	4,974
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund(w)				9	9

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $4,983)(Note 4)	$4,983

TOTAL INVESTMENTS — 99.4% (cost $32,916,327)	32,767,263
Other assets in excess of liabilities(z) — 0.6%	197,246

NET ASSETS — 100.0%	$32,964,509

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
9	2 Year U.S. Treasury Notes	Mar. 2017	$1,948,153	$1,950,188	$2,035

Short Positions:
56	5 Year U.S. Treasury Notes	Mar. 2017	6,566,699	6,589,188	(22,489)
62	10 Year U.S. Treasury Notes	Mar. 2017	7,731,950	7,705,438	26,512
16	20 Year U.S. Treasury Bonds	Mar. 2017	2,415,232	2,410,500	4,732
2	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	316,215	320,500	(4,285)

					4,470

					$6,505

A U.S. Government Agency Obligation with a market value of $385,107 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
15,365	09/09/17	0.539%	1 Day USOIS(1)	$108	$19,197	$19,089
3,000	06/12/22	2.242%	3 Month LIBOR(1)	31	(35,777)	(35,808)
200	08/15/23	1.459%	3 Month LIBOR(2)	151	(8,327)	(8,478)
125	08/15/23	1.463%	3 Month LIBOR(2)	151	(5,173)	(5,324)
1,640	08/19/23	0.898%	1 Day USOIS(1)	159	87,897	87,738
1,050	10/27/23	1.073%	1 Day USOIS(1)	156	47,563	47,407
17,180	12/31/25	0.000%	3 Month LIBOR(2)	287	(987,278)	(987,565)
8,800	12/31/25	0.000%	3 Month LIBOR(2)	220	1,102,821	1,102,601
3,350	12/31/25	0.000%	3 Month LIBOR(2)	177	297,562	297,385
120	05/15/37	2.726%	3 Month LIBOR(2)	152	2,735	2,583

				$1,592	$521,220	$519,628

A U.S. Government Agency Obligation and U.S. Treasury Obligations with a combined market value of $2,085,532 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$999,375	$—
Non-Residential Mortgage-Backed Securities	—	4,323,908	—
Commercial Mortgage-Backed Securities	—	3,542,917	—
Corporate Bonds	—	4,654,832	—
Non-Corporate Foreign Agencies	—	548,885	—
U.S. Government Agency Obligations	—	1,817,227	—
U.S. Treasury Obligations	—	16,875,136	—
Affiliated Mutual Funds	4,983	—	—
Other Financial Instruments*
Futures Contracts	6,505	—	—
Centrally Cleared Interest Rate Swap Agreements	—	519,628	—

Total	$11,488	$33,281,908	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	51.2%
Non-Residential Mortgage-Backed Securities	13.1
Commercial Mortgage-Backed Securities	10.7
U.S. Government Agency Obligations	5.5
Banks	4.0
Collateralized Loan Obligations	3.1
Non-Corporate Foreign Agencies	1.7
Pharmaceuticals	1.3
Agriculture	1.0
Auto Manufacturers	1.0
Chemicals	1.0

Media	0.9%
Telecommunications	0.8
Diversified Financial Services	0.7
Computers	0.5
Oil & Gas	0.5
Retail	0.5
Software	0.5
Electric	0.4
Forest Products & Paper	0.4
Insurance	0.4
Multi-National	0.2

99.4
Other assets in excess of liabilities	0.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$33,279	*	Due from/to broker — variation margin futures	$26,774	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,556,803	*	Due from/to broker — variation margin swaps	1,037,175	*

Total		$1,590,082			$1,063,949

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2025 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(374,061)	$(246,290)	$(4,252,380)	$(15,822)	$36,260,443	$31,371,890

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$177,477	$(105,094)	$(505,607)	$(10,949,425)	$(11,382,649)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)	Total Return Swaps Agreements(2)
$51,936	$107,734,000	$73,177,586	$79,113,597	$849,738,000	$1,800,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2025 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $32,911,344)	$32,762,280
Affiliated investments (cost $4,983)	4,983
Receivable for investments sold	515,723
Due from broker-variation margin swaps	136,129
Dividends and interest receivable	132,855
Prepaid expenses	2,508

Total Assets	33,554,478

LIABILITIES:
Payable for fund share repurchased	488,207
Due to broker-variation margin futures	43,927
Accrued expenses and other liabilities	36,638
Advisory fees payable	13,978
Distribution fee payable	5,470
Payable for investments purchased	1,403
Affiliated transfer agent fee payable	346

Total Liabilities	589,969

NET ASSETS	$32,964,509

Net assets were comprised of:
Paid-in capital	$(29,798,864)
Retained earnings	62,763,373

Net assets, December 31, 2016	$32,964,509

Net asset value and redemption price per share, $32,964,509 / 2,740,071 outstanding shares of beneficial interest	$12.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$5,727,570
Affiliated dividend income	126,786
Income from securities lending, net (including affiliated income of $20,395)	22,120

5,876,476

EXPENSES
Advisory fees	1,478,500
Distribution fee	786,556
Custodian and accounting fees (net of $5,700 fee credit)	75,000
Audit fee	53,000
Commitment fee on syndicated credit agreement	25,000
Loan interest expense	24,200
Trustees’ fees	13,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	8,000
Insurance expenses	6,000
Miscellaneous	6,781

Total expenses	2,493,037
Less: distribution fee waiver	(2,923)

Net expenses	2,490,114

NET INVESTMENT INCOME (LOSS)	3,386,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $9)	15,572,261
Futures transactions	(4,252,380)
Forward rate agreement transactions	(15,822)
Swap agreement transactions	36,260,443
Options written transactions	(246,290)

47,318,212

Net change in unrealized appreciation (depreciation) on:
Investments	4,278,065
Futures	(505,607)
Swap agreements	(10,949,425)
Options written	(105,094)

(7,282,061)

NET GAIN (LOSS) ON INVESTMENTS	40,036,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,422,513

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$3,386,362	$5,065,182
Net realized gain (loss) on investment transactions	47,318,212	6,547,392
Net change in unrealized appreciation (depreciation) on investments	(7,282,061)	2,599,039

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,422,513	14,211,613

FUND SHARE TRANSACTIONS:
Fund share sold [2,785,574 and 69,924,113 shares, respectively]	33,561,030	809,771,620
Fund share repurchased [48,373,417 and 30,841,054 shares, respectively]	(611,515,876)	(362,867,131)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(577,954,846)	446,904,489

TOTAL INCREASE (DECREASE) IN NET ASSETS	(534,532,333)	461,116,102
NET ASSETS:
Beginning of year	567,496,842	106,380,740

End of year	$32,964,509	$567,496,842

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2026

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 95.9% ASSET-BACKED SECURITIES — 10.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 1.4%
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000%	(c)	07/16/25	500	$498,652
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 144A	2.091%	(c)	05/20/25	500	499,125
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	249,766
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382%	(c)	04/18/26	250	250,272
Madison Park Funding XI Ltd. (Cayman Islands), Series 2013-11A, Class A2, 144A	2.182%	(c)	10/23/25	325	325,153
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class AR, 144A	1.200%	(c)	11/08/24	1,700	1,700,363
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(c)	04/15/25	250	249,560
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.015%	(c)	04/18/26	750	749,460
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1A, 144A	2.281%	(c)	11/07/25	250	250,024

					4,772,375

Non-Residential Mortgage-Backed Securities — 9.5%
Ally Auto Receivables Trust, Series 2015-1, Class A2	0.920%		02/15/18	67	67,217
American Express Credit Account Master Trust, Series 2013-2, Class B	1.404%	(c)	05/17/21	800	803,221
American Express Credit Account Master Trust, Series 2014-1, Class B	1.204%	(c)	12/15/21	175	174,256
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2B	1.209%	(c)	11/08/19	400	400,432
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	200	198,180
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	1,200	1,201,229
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	1,100	1,086,545
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	300	299,354
BA Credit Card Trust, Series 2014-A3, Class A	0.994%	(c)	01/15/20	200	200,139
BA Credit Card Trust, Series 2015-A1, Class A	1.034%	(c)	06/15/20	50	50,067
BA Credit Card Trust, Series 2016-A1, Class A	1.094%	(c)	10/15/21	1,000	1,002,918
Bank of The West Auto Trust, Series 2015-1, Class A3, 144A	1.310%		10/15/19	800	800,505
BMW Vehicle Lease Trust, Series 2015-2, Class A2B	1.269%	(c)	01/22/18	335	335,715
CarMax Auto Owner Trust, Series 2015-2, Class A2B	0.984%	(c)	06/15/18	17	16,947
CarMax Auto Owner Trust, Series 2015-3, Class A2B	1.154%	(c)	11/15/18	178	177,820
CarMax Auto Owner Trust, Series 2016-3, Class A2	1.170%		08/15/19	1,700	1,698,971
Chase Issuance Trust, Series 2013-A3, Class A3	0.984%	(c)	04/15/20	200	200,318
Chase Issuance Trust, Series 2015-A1, Class A1	1.024%	(c)	02/18/20	100	100,125
Chase Issuance Trust, Series 2016-A1, Class A	1.114%	(c)	05/17/21	1,100	1,103,437
Chase Issuance Trust, Series 2016-A3, Class A3	1.254%	(c)	06/15/23	700	702,135

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2	2.190%		11/20/23	1,500	$1,486,585
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3	1.266%	(c)	12/07/23	1,500	1,500,703
Discover Card Execution Note Trust, Series 2015-A2, Class A	1.900%		10/17/22	200	199,152
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A	1.590%		02/22/21	205	205,181
Enterprise Fleet Financing LLC, Series 2016-1, Class A2, 144A	1.830%		09/20/21	290	290,168
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	700	698,018
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	300	302,510
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 144A	2.440%		01/15/27	700	706,151
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	2,200	2,163,656
Ford Credit Floorplan Master Owner Trust, Series 2015-4, Class A2	1.304%	(c)	08/15/20	1,000	1,004,291
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A	1.234%	(c)	07/15/20	600	601,465
Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2	1.112%	(c)	11/15/21	900	900,041
GM Financial Automobile Leasing Trust, Series 2015-1, Class A2	1.100%		12/20/17	21	20,643
GM Financial Automobile Leasing Trust, Series 2015-3, Class A2B	1.319%	(c)	06/20/18	378	378,709
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A2, 144A(g)	1.038%	(c)	05/15/20	300	300,131
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A(g)	1.554%	(c)	05/17/21	400	402,107
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	500	492,030
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	500	496,701
Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A2B, 144A	1.124%	(c)	11/15/18	594	594,955
John Deere Owner Trust, Series 2015-A, Class A2B	0.974%	(c)	02/15/18	10	10,354
John Deere Owner Trust, Series 2015-B, Class A2	0.980%		06/15/18	178	177,712
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.964%	(c)	08/16/21	1,300	1,298,966
Mercedes-Benz Auto Lease Trust, Series 2015-B, Class A2B	1.224%	(c)	01/16/18	114	113,822
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506%	(c)	06/25/65	1,487	1,492,216
Navient Student Loan Trust, Series 2016-6A, Class A1, 144A	1.236%	(c)	03/25/66	276	276,563
Nissan Auto Lease Trust, Series 2016-A, Class A2B	1.084%	(c)	08/15/18	588	588,553
Nissan Auto Receivables Owner Trust, Series 2014-A, Class A3	0.720%		08/15/18	177	176,372
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1	1.344%	(c)	06/15/21	700	706,777

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Santander Drive Auto Receivables Trust, Series 2015-4, Class A2B	1.404%	(c)	12/17/18	16	$16,427
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2B	1.454%	(c)	12/17/18	41	41,096
SunTrust Auto Receivables Trust, Series 2015-1A, Class A3, 144A	1.420%		09/16/19	1,000	999,872
Synchrony Credit Card Master Note Trust, Series 2015-3, Class A	1.740%		09/15/21	200	200,106
Verizon Owner Trust, Series 2016-1A, Class A, 144A	1.420%		01/20/21	200	198,608
Verizon Owner Trust, Series 2016-2A, Class A, 144A	1.680%		05/20/21	1,800	1,792,748
Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-1, Class A	1.119%	(c)	07/20/19	800	800,084
World Omni Auto Receivables Trust, Series 2014-A, Class A3	0.940%		04/15/19	278	277,465

					32,530,469

TOTAL ASSET-BACKED SECURITIES (cost $37,318,217)					37,302,844

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.7%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44	1	1,307
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A1A	6.191%	(c)	02/10/51	2,301	2,363,318
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	585	584,874
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49	1,800	1,740,800
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%	(c)	04/15/47	600	610,500
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	1,632	1,672,451
Commercial Mortgage Trust, Series 2013-LC13, Class A2	3.009%		08/10/46	400	407,805
Commercial Mortgage Trust, Series 2013-LC13, Class A3	3.689%		08/10/46	530	548,020
Commercial Mortgage Trust, Series 2014-CR18, Class A3	3.528%		07/15/47	400	417,458
Commercial Mortgage Trust, Series 2014-LC17, Class A5	3.917%		10/10/47	206	217,266
Commercial Mortgage Trust, Series 2014-UBS3, Class A2	2.844%		06/10/47	300	305,858
Commercial Mortgage Trust, Series 2014-UBS5, Class A4	3.838%		09/10/47	215	224,555
Commercial Mortgage Trust, Series 2015-CR22, Class A3	3.207%		03/10/48	100	101,303
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	600	606,754
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	600	612,817
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(c)	02/25/23	200	209,403
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2	3.527%	(c)	10/25/23	180	190,313

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	1,500	$1,481,080
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,500	1,471,000
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	59	60,070
GS Mortgage Securities Trust, Series 2015-GC32, Class A3	3.498%		07/10/48	600	616,098
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	1,200	1,224,094
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3	3.669%		04/15/47	60	62,411
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%		09/15/47	819	816,654
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.925%	(c)	04/17/45	49	48,589
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A1A	5.713%	(c)	02/12/49	505	508,260
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3, 144A	4.388%		02/15/46	1,196	1,231,096
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2	2.206%		05/15/45	69	69,135
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	950	953,846
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A	5.387%		02/15/40	151	151,568
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	625	641,438
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%		12/15/47	150	153,860
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	800	817,725
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3	3.211%		10/15/48	315	316,856
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AM	5.478%	(c)	02/12/44	231	231,222
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2	2.111%		03/15/45	119	119,080
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A2	3.261%		05/15/48	600	621,639
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A3	2.791%		11/15/49	2,600	2,514,520
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337%		12/15/49	1,600	1,602,544
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A1	0.779%		03/10/46	140	138,963
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5	5.500%		04/15/47	275	276,408
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 144A	1.757%	(c)	07/15/46	3,000	3,048,207
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%		06/15/48	800	808,392
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%		06/15/48	500	506,642
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A3	3.086%		04/15/50	100	101,521

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%	12/15/59	1,600	$1,602,840

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $33,634,869)				33,010,560

CORPORATE BONDS — 10.8%
Agriculture — 0.1%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%	06/15/22	275	281,858
Reynolds American, Inc., Gtd. Notes	4.000%	06/12/22	155	162,118

				443,976

Auto Manufacturers — 0.5%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%	08/04/25	905	906,088
General Motors Financial Co., Inc., Gtd. Notes	4.300%	07/13/25	935	927,513

				1,833,601

Banks — 3.0%
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.248%	10/21/27	490	467,803
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%	01/22/24	585	607,962
Bank of America Corp., Sub. Notes, MTN	4.450%	03/03/26	595	613,170
Citigroup, Inc., Sr. Unsec’d. Notes	3.400%	05/01/26	925	898,786
Citigroup, Inc., Sub. Notes	3.875%	03/26/25	250	248,350
Citigroup, Inc., Sub. Notes	4.400%	06/10/25	385	393,874
Discover Bank, Sr. Unsec’d. Notes	3.450%	07/27/26	750	724,208
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	01/23/25	525	518,017
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	11/16/26	280	273,556
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%	07/08/24	55	56,144
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%	03/03/24	370	383,845
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%	10/21/25	785	797,435
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%	10/01/26	390	372,250
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.125%	01/23/25	580	566,982
JPMorgan Chase & Co., Sub. Notes	3.625%	12/01/27	275	266,801
JPMorgan Chase & Co., Sub. Notes	4.250%	10/01/27	550	565,085
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%	10/23/24	560	566,671
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%	07/27/26	870	831,177
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	720	737,819
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A	1.875%	09/17/18	200	199,901

				10,089,836

Biotechnology — 0.5%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	275	252,928
Biogen, Inc., Sr. Unsec’d. Notes	3.625%	09/15/22	510	523,498
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	495	507,667
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%	03/01/26	210	212,927

				1,497,020

Commercial Services — 0.1%
Equifax, Inc., Sr. Unsec’d. Notes	3.250%	06/01/26	450	437,030

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	3.200%		05/13/25	1,680	$1,686,972
Apple, Inc., Sr. Unsec’d. Notes	3.450%		05/06/24	100	103,004
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	395	397,196
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	75	75,725

					2,262,897

Diversified Financial Services
Discover Financial Services, Sr. Unsec’d. Notes	3.750%		03/04/25	20	19,553

Electric — 0.7%
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge	2.400%		09/01/26	240	225,248
Dominion Resources, Inc., Sr. Unsec’d. Notes	2.850%		08/15/26	60	56,174
Duke Energy Carolinas LLC, First Mortgage	2.950%		12/01/26	810	796,828
Duke Energy Corp., Sr. Unsec’d. Notes	2.650%		09/01/26	150	139,999
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%		06/15/25	60	61,653
PacifiCorp, First Mortgage	3.350%		07/01/25	160	162,371
Southern Power Co., Sr. Unsec’d. Notes	1.950%		12/15/19	460	456,144
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%		11/15/26	495	481,182

					2,379,599

Food — 0.1%
Kraft Heinz Foods Co., Gtd. Notes	3.950%		07/15/25	300	303,910

Forest Products & Paper
International Paper Co., Sr. Unsec’d. Notes	3.800%		01/15/26	125	126,594

Healthcare-Products — 0.1%
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734%		12/15/24	47	48,063
Medtronic, Inc., Gtd. Notes	3.500%		03/15/25	400	411,886

					459,949

Healthcare-Services — 0.2%
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.350%		07/15/22	215	221,516
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.450%		01/15/27	585	594,261

					815,777

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%		07/10/25	915	920,905
Principal Financial Group, Inc., Gtd. Notes	3.100%		11/15/26	185	178,812

					1,099,717

Media — 0.3%
Charter Communications Operating LLC/Charter
Communications Operating Capital, Sr. Sec’d. Notes	4.464%		07/23/22	455	475,489
Comcast Corp., Gtd. Notes	2.350%		01/15/27	120	110,620
Comcast Corp., Gtd. Notes	3.375%		02/15/25	300	303,164

					889,273

Multi-National — 0.4%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%		05/10/19	920	914,004

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Multi-National (continued)
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	560	$542,175

				1,456,179

Oil & Gas — 1.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	5.550%	03/15/26	1,675	1,874,760
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	650	660,211
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	600	653,729
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	350	364,240

				3,552,940

Pharmaceuticals — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	25	24,694
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	1,150	1,139,061
Actavis Funding SCS, Gtd. Notes	3.450%	03/15/22	85	86,276
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	1,825	1,827,150
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.750%	09/15/25	290	299,520
Merck & Co., Inc., Sr. Unsec’d. Notes	2.750%	02/10/25	70	68,730
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	425	397,092

				3,842,523

Pipelines — 0.1%
Enterprise Products Operating LLC, Gtd. Notes	3.750%	02/15/25	250	254,016

Retail — 0.2%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	375	376,157
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	155	159,898

				536,055

Software — 1.0%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000%	08/15/26	500	469,466
Fiserv, Inc., Sr. Unsec’d. Notes	3.850%	06/01/25	475	483,092
Microsoft Corp., Sr. Unsec’d. Notes	2.375%	02/12/22	15	14,940
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	1,685	1,703,820
Oracle Corp., Sr. Unsec’d. Notes	2.400%	09/15/23	650	629,721
Oracle Corp., Sr. Unsec’d. Notes	2.950%	05/15/25	100	98,028

				3,399,067

Telecommunications — 0.3%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	115	110,840
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	225	225,390
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	08/15/26	530	487,893
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/24	325	323,957

				1,148,080

TOTAL CORPORATE BONDS (cost $37,301,438)				36,847,592

NON-CORPORATE FOREIGN AGENCIES — 1.6%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%	03/18/19	1,450	1,456,290

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	1,700	$1,695,838
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	1,200	1,192,345
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	500	501,610
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, RegS	2.250%	01/30/19	500	501,610
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	10/25/23	200	190,257

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $5,547,057)				5,537,950

SOVEREIGN BOND — 0.1%
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS (cost 199,740)	1.125%	08/03/19	200	196,878

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.8%
Federal Home Loan Banks	1.000%	12/19/17	1,760	1,761,128
Federal Home Loan Banks	1.375%	02/18/21	4,570	4,483,449
Federal Home Loan Mortgage Corp	2.375%	01/13/22	5,220	5,305,645
Federal National Mortgage Assoc.(k)	1.125%	07/20/18	1,405	1,405,022
Federal National Mortgage Assoc	1.875%	09/24/26	100	91,872
Federal National Mortgage Assoc.(k)	2.125%	04/24/26	5,000	4,728,455
Federal National Mortgage Assoc	2.625%	09/06/24	4,480	4,523,366
Israel Government USAID Bond, U.S. Gov’t. Gtd. Notes	5.500%	09/18/23	560	662,802
Tunisia Government USAID Bonds, U.S. Gov’t Gtd. Notes	1.416%	08/05/21	200	193,328

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $23,853,318)				23,155,067

U.S. TREASURY OBLIGATIONS — 56.0%
U.S. Treasury Bonds	2.250%	08/15/46	425	357,348
U.S. Treasury Bonds	2.500%	02/15/45	185	164,787
U.S. Treasury Bonds(hh)	2.875%	05/15/43	2,690	2,598,266
U.S. Treasury Bonds	2.875%	11/15/46	425	410,324
U.S. Treasury Bonds	4.250%	11/15/40	2,150	2,610,233
U.S. Treasury Bonds	4.750%	02/15/41	1,760	2,294,600
U.S. Treasury Bonds	8.125%	08/15/21	840	1,069,786
U.S. Treasury Notes	1.375%	12/15/19	420	418,999
U.S. Treasury Notes	1.375%	04/30/21	22,760	22,327,037
U.S. Treasury Notes(hh)	1.625%	04/30/23	34,220	33,097,173
U.S. Treasury Notes(a)	1.750%	11/30/21	860	853,584
U.S. Treasury Notes(hh)	1.750%	02/28/22	1,755	1,734,022
U.S. Treasury Notes	1.750%	03/31/22	7,715	7,612,236
U.S. Treasury Notes	2.000%	11/30/22	7,670	7,618,166
U.S. Treasury Notes	2.000%	02/15/25	43,715	42,546,979
U.S. Treasury Notes	2.000%	11/15/26	430	413,724
U.S. Treasury Notes	2.125%	09/30/21	46,960	47,376,394
U.S. Treasury Notes	2.125%	11/30/23	825	819,521
U.S. Treasury Notes	2.125%	05/15/25	16,560	16,233,967

TOTAL U.S. TREASURY OBLIGATIONS (cost $194,255,601)				190,557,146

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $332,110,240)		$326,608,037

	Shares
SHORT-TERM INVESTMENTS — 6.8%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	20,489,621	20,489,621
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $2,559,329; includes $2,558,324 of cash collateral for securities on loan)(b)(w)	2,558,738	2,559,249

TOTAL SHORT-TERM INVESTMENTS (cost $23,048,950)(Note 4)		23,048,870

TOTAL INVESTMENTS — 102.7% (cost $355,159,190)		349,656,907
Liabilities in excess of other assets(z) — (2.7)%		(9,105,895)

NET ASSETS — 100.0%		$340,551,012

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,514,538; cash collateral of $2,558,324 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions:
46	2 Year U.S. Treasury Notes	Mar. 2017	$9,972,841	$9,967,625	$5,216
816	5 Year U.S. Treasury Notes	Mar. 2017	95,998,128	96,013,875	(15,747)
790	10 Year U.S. Treasury Notes	Mar. 2017	98,468,900	98,182,188	286,712
59	20 Year U.S. Treasury Bonds	Mar. 2017	8,889,225	8,888,719	506
10	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	1,583,765	1,602,500	(18,735)

					$257,952

U.S. Government Agency Obligations with a combined market value of $2,199,624 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
15,000	06/12/17	0.980%	3 Month LIBOR(1)	$184	$2,314	$2,130
18,965	09/09/17	0.539%	1 Day USOIS(1)	317	23,694	23,377
16,280	10/18/17	0.607%	1 Day USOIS(1)	165	18,843	18,678
13,990	11/09/17	0.626%	1 Day USOIS(1)	181	18,591	18,410
9,000	06/12/18	1.355%	3 Month LIBOR(1)	170	(6,603)	(6,773)

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
15,000	06/12/20	1.896%	3 Month LIBOR(1)	$211	$(66,606)	$(66,817)
4,205	01/06/21	1.750%	3 Month LIBOR(2)	167	(14,609)	(14,776)
5,280	01/08/21	1.683%	3 Month LIBOR(2)	178	(32,356)	(32,534)
2,120	06/15/21	1.105%	3 Month LIBOR(1)	112	72,274	72,162
16,000	12/08/21	1.775%	3 Month LIBOR(1)	237	139,542	139,305
4,045	05/31/22	2.200%	3 Month LIBOR(1)	2,686	(40,299)	(42,985)
1,875	05/31/22	2.217%	3 Month LIBOR(1)	160	(20,326)	(20,486)
14,000	06/12/22	2.242%	3 Month LIBOR(1)	226	(166,961)	(167,187)
7,000	08/10/22	2.053%	3 Month LIBOR(1)	188	(9,837)	(10,025)
1,270	08/31/22	1.745%	3 Month LIBOR(1)	157	19,601	19,444
14,100	10/09/22	1.728%	3 Month LIBOR(1)	226	248,200	247,974
2,600	08/03/23	—(3)	—(3)	(4,440)	7,307	11,747
1,395	08/15/23	1.459%	3 Month LIBOR(2)	158	(58,081)	(58,239)
1,025	08/19/23	0.898%	1 Day USOIS(1)	156	54,936	54,780
1,530	10/27/23	1.073%	1 Day USOIS(1)	158	69,306	69,148
50,000	12/08/23	1.963%	3 Month LIBOR(1)	513	623,908	623,395
460	02/12/24	2.078%	3 Month LIBOR(1)	153	3,068	2,915
1,800	03/02/25	2.118%	3 Month LIBOR(2)	164	(18,146)	(18,310)
3,200	03/12/25	2.243%	3 Month LIBOR(2)	176	(2,248)	(2,424)
40,000	05/12/25	2.229%	3 Month LIBOR(2)	425	(104,932)	(105,357)
34,000	06/12/25	2.556%	3 Month LIBOR(2)	422	768,277	767,855
14,100	09/03/25	2.217%	3 Month LIBOR(2)	186	(52,275)	(52,461)
38,000	06/23/26	1.565%	3 Month LIBOR(2)	566,083	(2,456,331)	(3,022,414)
25,000	09/14/26	1.535%	3 Month LIBOR(2)	332	(1,745,585)	(1,745,917)
87,000	10/20/26	1.583%	3 Month LIBOR(2)	(803,221)	(5,788,701)	(4,985,480)
75,000	11/14/26	1.981%	3 Month LIBOR(2)	(281,251)	(2,351,960)	(2,070,709)
30,000	12/06/26	2.266%	3 Month LIBOR(2)	368	(175,424)	(175,792)
50,000	12/08/26	2.144%	3 Month LIBOR(2)	515	(848,728)	(849,243)
5,000	12/31/26	0.000%	3 Month LIBOR(2)	190	198,886	198,696
15,000	05/12/30	2.441%	3 Month LIBOR(2)	257	(67,784)	(68,041)
11,000	06/17/30	2.692%	3 Month LIBOR(2)	260	272,196	271,936
4,800	10/26/30	2.268%	3 Month LIBOR(1)	193	116,763	116,570
715	05/15/37	2.726%	3 Month LIBOR(2)	162	16,299	16,137

				$(512,476)	$(11,353,787)	$(10,841,311)

U.S. Treasury Obligations with a combined market value of $17,741,043 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$4,772,375	$—
Non-Residential Mortgage-Backed Securities	—	32,530,469	—
Commercial Mortgage-Backed Securities	—	33,010,560	—
Corporate Bonds	—	36,847,592	—
Non-Corporate Foreign Agencies	—	5,537,950	—
Sovereign Bond	—	196,878	—
U.S. Government Agency Obligations	—	23,155,067	—
U.S. Treasury Obligations	—	190,557,146	—
Affiliated Mutual Funds	23,048,870	—	—
Other Financial Instruments*
Futures Contracts	257,952	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(10,841,311)	—

Total	$23,306,822	$315,766,726	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	56.0%
Commercial Mortgage-Backed Securities	9.7
Non-Residential Mortgage-Backed Securities	9.5
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	6.8
U.S. Government Agency Obligations	6.8
Banks	3.0
Non-Corporate Foreign Agencies	1.6
Collateralized Loan Obligations	1.4
Oil & Gas	1.1
Pharmaceuticals	1.1
Software	1.0
Computers	0.7
Electric	0.7

Auto Manufacturers	0.5%
Biotechnology	0.5
Multi-National	0.4
Insurance	0.3
Media	0.3
Telecommunications	0.3
Healthcare-Services	0.2
Retail	0.2
Agriculture	0.1
Commercial Services	0.1
Food	0.1
Healthcare-Products	0.1
Pipelines	0.1
Sovereign Bond	0.1

102.7
Liabilities in excess of other assets	(2.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$292,434	*	Due from/to broker — variation margin futures	$34,482	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,674,659	*	Due from/to broker — variation margin swaps	13,515,970	*

Total		$2,967,093			$13,550,452

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2026 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Interest rate contracts	$(114,109)	$(35,103)	$4,008,220	$(3,240)	$2,397,554	$6,253,322

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Interest rate contracts	$36,749	$(21,760)	$137,610	$(12,379,800)	$(12,227,201)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)
$10,754	$22,322,000	$4,410,547	$76,820,772	$331,287,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$2,514,538	$(2,514,538)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2026 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $2,514,538:
Unaffiliated investments (cost $332,110,240)	$326,608,037
Affiliated investments (cost $23,048,950)	23,048,870
Dividends and interest receivable	1,650,034
Due from broker-variation margin swaps	1,326,725
Prepaid expenses	1,302

Total Assets	352,634,968

LIABILITIES:
Payable for fund share repurchased	8,863,533
Payable to broker for collateral for securities on loan	2,558,324
Due to broker-variation margin futures	459,501
Advisory fees payable	137,299
Payable for investments purchased	32,391
Accrued expenses and other liabilities	20,478
Distribution fee payable	12,084
Affiliated transfer agent fee payable	346

Total Liabilities	12,083,956

NET ASSETS	$340,551,012

Net assets were comprised of:
Paid-in capital	$345,897,850
Retained earnings	(5,346,838)

Net assets, December 31, 2016	$340,551,012

Net asset value and redemption price per share, $340,551,012 / 32,962,727 outstanding shares of beneficial interest	$10.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$2,902,614
Affiliated dividend income	152,249
Income from securities lending, net (including affiliated income of $2,527)	5,414

3,060,277

EXPENSES
Advisory fees	800,973
Distribution fee	426,118
Audit fee	57,000
Custodian and accounting fees (net of $4,500 fee credit)	47,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	6,000
Insurance expenses	2,000
Loan interest expense	124
Miscellaneous	10,686

Total expenses	1,377,901

NET INVESTMENT INCOME (LOSS)	1,682,376

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(56))	756,067
Futures transactions	4,008,220
Forward rate agreement transactions	(3,240)
Swap agreement transactions	2,397,554
Options written transactions	(35,103)

7,123,498

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(80))	(4,746,041)
Futures	137,610
Swap agreements	(12,379,800)
Options written	(21,760)

(17,009,991)

NET GAIN (LOSS) ON INVESTMENTS	(9,886,493)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,204,117)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	January 2, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,682,376	$786,746
Net realized gain (loss) on investment transactions	7,123,498	1,146,184
Net change in unrealized appreciation (depreciation) on investments	(17,009,991)	924,349

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,204,117)	2,857,279

FUND SHARE TRANSACTIONS:
Fund share sold [33,519,376 and 18,609,371 shares, respectively]	360,935,663	185,514,679
Fund share repurchased [11,940,762 and 7,225,258 shares, respectively]	(127,405,372)	(73,147,120)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	233,530,291	112,367,559

TOTAL INCREASE (DECREASE) IN NET ASSETS	225,326,174	115,224,838
NET ASSETS:
Beginning of period	115,224,838	—

End of period	$340,551,012	$115,224,838

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2027

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 92.1% ASSET-BACKED SECURITIES — 10.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 1.9%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(c)	04/20/25	1,300	$1,298,532
Atrium X (Cayman Islands), Series 10A, Class A, 144A	2.000%	(c)	07/16/25	500	498,652
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 144A	2.091%	(c)	05/20/25	500	499,125
Blue Hill CLO (Cayman Islands), Series 2013-1A, Class A, 144A	2.360%	(c)	01/15/26	250	250,401
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030%	(c)	04/17/25	500	499,328
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.318%	(c)	10/20/29	250	249,766
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.382%	(c)	04/18/26	540	540,587
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class A, 144A	2.202%	(c)	08/13/25	500	499,333
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class AR, 144A	1.200%	(c)	11/08/24	2,000	2,000,427
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A	2.015%	(c)	04/18/26	1,000	999,280

					7,335,431

Non-Residential Mortgage-Backed Securities — 8.2%
Ally Master Owner Trust, Series 2014-1, Class A1	1.174%	(c)	01/15/19	3,800	3,800,402
American Express Credit Account Master Trust, Series 2014-1, Class B	1.204%	(c)	12/15/21	200	199,149
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B	1.399%	(c)	06/10/19	30	30,203
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	100	99,090
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	2.100%		03/20/19	200	200,205
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	200	198,994
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	1,100	1,091,631
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	1,000	987,768
BA Credit Card Trust, Series 2014-A1, Class A	1.084%	(c)	06/15/21	210	210,528
BA Credit Card Trust, Series 2016-A1, Class A	1.094%	(c)	10/15/21	200	200,584
CarMax Auto Owner Trust, Series 2015-2, Class A2B	0.984%	(c)	06/15/18	8	8,473
CarMax Auto Owner Trust, Series 2015-3, Class A2B	1.154%	(c)	11/15/18	107	106,692
CarMax Auto Owner Trust, Series 2016-2, Class A2B	1.174%	(c)	06/17/19	1,166	1,168,118
Chase Issuance Trust, Series 2007-B1, Class B1	0.954%	(c)	04/15/19	400	399,891
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	3,100	3,099,744
Chase Issuance Trust, Series 2013-A3, Class A3	0.984%	(c)	04/15/20	400	400,636
Chase Issuance Trust, Series 2016-A1, Class A	1.114%	(c)	05/17/21	200	200,625
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A2, 144A	1.360%		01/15/20	900	898,796

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	500	$515,513
Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2	2.190%		11/20/23	1,800	1,783,902
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3	1.266%	(c)	12/07/23	1,800	1,800,844
Ford Credit Auto Lease Trust, Series 2016-A, Class A2B	1.244%	(c)	11/15/18	41	41,222
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 144A	2.310%		04/15/26	200	201,673
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 144A	2.310%		08/15/27	1,900	1,896,311
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	1,100	1,081,828
Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A2	1.054%	(c)	08/15/19	3,400	3,403,663
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A	1.234%	(c)	07/15/20	200	200,488
GM Financial Automobile Leasing Trust, Series 2016-2, Class A2B	1.239%	(c)	10/22/18	96	95,887
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2B	1.099%	(c)	02/20/19	200	200,186
GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A2, 144A(g)	1.554%	(c)	05/17/21	100	100,527
Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 144A	2.270%		07/25/20	100	99,030
Huntington Auto Trust, Series 2016-1, Class A3	1.590%		11/16/20	1,700	1,696,516
Hyundai Auto Lease Securitization Trust, Series 2016-A, Class A2A, 144A	1.330%		07/16/18	87	86,716
MBNA Credit Card Master Note Trust, Series 2004-A3, Class A3	0.964%	(c)	08/16/21	1,500	1,498,807
Navient Student Loan Trust, Series 2016-2, Class A1, 144A	1.506%	(c)	06/25/65	1,487	1,492,216
Navient Student Loan Trust, Series 2016-6A, Class A1, 144A	1.236%	(c)	03/25/66	553	553,127
Nissan Auto Lease Trust, Series 2015-B, Class A2A	1.180%		12/15/17	101	100,697
Nissan Auto Lease Trust, Series 2016-B, Class A2B	0.984%	(c)	12/17/18	200	200,115
Nissan Master Owner Trust Receivables, Series 2016-A, Class A1	1.344%	(c)	06/15/21	200	201,936
Santander Drive Auto Receivables Trust (Spain), Series 2016-2, Class A2B	1.354%	(c)	07/15/19	74	73,606
Verizon Owner Trust, Series 2016-2A, Class A, 144A	1.680%		05/20/21	2,200	2,191,137
World Omni Auto Receivables Trust, Series 2016-A, Class A2	1.320%		12/16/19	42	41,582

					32,859,058

TOTAL ASSET-BACKED SECURITIES (cost $40,267,612)					40,194,489

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.6%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AM	5.648%	(c)	04/10/49	50	50,143
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A1A	6.191%	(c)	02/10/51	575	590,830

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	25	$24,857
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366%	(c)	12/11/49	60	60,060
CD Commercial Mortgage Trust, Series 2007-CD5, Class A1A	5.800%	(c)	11/15/44	44	45,086
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49	2,000	1,934,223
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%		07/10/49	500	474,900
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	1,665	1,707,293
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	4	3,843
Commercial Mortgage Trust, Series 2007-GG9, Class AM	5.475%		03/10/39	32	32,092
Commercial Mortgage Trust, Series 2007-GG9, Class AMFX	5.475%		03/10/39	32	32,083
Commercial Mortgage Trust, Series 2013-CR6, Class A2	2.122%		03/10/46	260	261,625
Commercial Mortgage Trust, Series 2014-CR21, Class A3	3.528%		12/10/47	240	246,894
Commercial Mortgage Trust, Series 2014-LC17, Class A3	3.723%		10/10/47	115	118,548
Commercial Mortgage Trust, Series 2014-UBS2, Class A2	2.820%		03/10/47	130	131,620
Commercial Mortgage Trust, Series 2014-UBS4, Class A5	3.694%		08/10/47	155	160,392
Commercial Mortgage Trust, Series 2015-PC1, Class A2	3.148%		07/10/50	1,035	1,062,115
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49	1,600	1,546,569
Commercial Mortgage Trust, Series 2016-DC2, Class A5	3.765%		02/10/49	390	404,671
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A1	1.454%		06/15/57	307	305,669
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	150	151,797
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	200	196,133
GS Mortgage Securities Trust, Series 2013-GC14, Class A3	3.526%		08/10/46	200	208,242
GS Mortgage Securities Trust, Series 2014-GC18, Class A2	2.924%		01/10/47	568	575,674
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2	3.019%		08/15/46	1,070	1,092,488
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	1,300	1,326,102
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A1	1.451%		09/15/47	819	816,654
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	130	132,407
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5	3.822%		07/15/48	1,695	1,766,771
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A2	2.882%		12/15/49	1,400	1,364,866

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3, 144A	4.388%		02/15/46	262	$269,894
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A2	1.677%		12/15/47	803	803,581
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	1,100	1,104,453
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM	6.114%	(c)	07/15/40	163	166,871
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	50	50,665
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3	3.211%		10/15/48	370	372,180
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class A4	2.840%		11/15/49	1,100	1,057,964
Morgan Stanley Capital I Trust, Series 2016-UB12, Class A3	3.337%		12/15/49	1,900	1,903,021
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	3.058%		05/10/63	1,105	1,131,737
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(c)	07/15/45	8	7,722
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A1A	5.969%	(c)	02/15/51	44	44,737
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3FL, 144A	1.757%	(c)	07/15/46	3,625	3,683,250
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A3	2.807%		11/15/59	1,100	1,056,513
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%		12/15/59	1,900	1,903,373

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $30,980,049)					30,380,608

CORPORATE BONDS — 10.7%
Auto Manufacturers — 0.6%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	1,075	1,076,292
General Motors Financial Co., Inc., Gtd. Notes	3.700%		05/09/23	20	19,680
General Motors Financial Co., Inc., Gtd. Notes	4.300%		07/13/25	1,090	1,081,271

					2,177,243

Banks — 3.4%
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26	750	740,004
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.248%		10/21/27	300	286,409
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25	160	162,693
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	695	716,224
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.050%		05/03/21	500	490,750
Citigroup, Inc., Sr. Unsec’d. Notes	3.200%		10/21/26	250	239,056
Citigroup, Inc., Sr. Unsec’d. Notes	3.400%		05/01/26	880	855,062
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	25	24,871
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	750	767,288
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	750	749,174
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26	1,000	965,611

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%	11/16/26	325	$317,520
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%	02/25/26	900	902,644
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%	03/03/24	65	67,432
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%	10/21/25	910	924,415
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%	10/01/26	160	152,718
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%	06/15/26	760	743,852
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%	07/15/25	25	25,707
JPMorgan Chase & Co., Sub. Notes	3.625%	12/01/27	325	315,310
JPMorgan Chase & Co., Sub. Notes	4.250%	10/01/27	760	780,845
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%	07/23/25	25	25,625
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%	07/27/26	1,560	1,490,387
Morgan Stanley, Sub. Notes, GMTN	4.350%	09/08/26	835	855,665
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442%	10/19/21	235	231,185
UBS Group Funding Jersey Ltd. (Channel Islands), Gtd. Notes, 144A	2.650%	02/01/22	900	874,706

				13,705,153

Beverages
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300%	02/01/23	15	15,266

Biotechnology
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	25	22,993

Commercial Services — 0.5%
Equifax, Inc., Sr. Unsec’d. Notes	3.250%	06/01/26	1,111	1,078,979
ERAC USA Finance LLC, Gtd. Notes, 144A	2.700%	11/01/23	800	768,533

				1,847,512

Communications Equipment — 0.2%
CommScope, Inc., Gtd. Notes, 144A	5.000%	06/15/21	600	618,000

Computers — 0.5%
Apple, Inc., Sr. Unsec’d. Notes	3.200%	05/13/25	2,050	2,058,508

Diversified Financial Services
Visa, Inc., Sr. Unsec’d. Notes	3.150%	12/14/25	25	25,110

Electric — 0.5%
Duke Energy Carolinas LLC, First Mortgage	2.950%	12/01/26	960	944,388
Southern Power Co., Sr. Unsec’d. Notes	1.950%	12/15/19	535	530,515
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%	11/15/26	615	597,832

				2,072,735

Food — 0.2%
Smithfield Foods, Inc., Gtd. Notes	6.625%	08/15/22	600	632,250

Food & Beverage — 0.1%
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	7.250%	06/01/21	550	569,256

Healthcare-Services — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	3.200%	06/15/26	50	49,463

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	25	$24,929
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.100%	03/15/26	15	14,795
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.450%	01/15/27	735	746,635

				835,822

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	1,050	1,056,777
Principal Financial Group, Inc., Gtd. Notes	3.100%	11/15/26	225	217,474

				1,274,251

Media
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	115	121,202
Comcast Corp., Gtd. Notes	2.350%	01/15/27	55	50,701
Comcast Corp., Gtd. Notes	3.150%	03/01/26	5	4,933

				176,836

Metals & Mining — 0.1%
Freeport-McMoRan, Inc., Gtd. Notes	2.300%	11/14/17	500	496,249

Multi-National — 0.4%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.000%	05/10/19	960	953,744
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%	09/27/21	805	779,377

				1,733,121

Oil & Gas — 1.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.850%	03/15/21	620	664,788
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	5.550%	03/15/26	1,625	1,818,798
Apache Corp., Sr. Unsec’d. Notes	3.250%	04/15/22	750	761,782
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150%	06/15/19	700	762,684
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21	400	416,275

				4,424,327

Packaging & Containers — 0.2%
WestRock RKT Co., Gtd. Notes	4.000%	03/01/23	635	655,721

Pharmaceuticals — 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25	1,350	1,337,159
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	2,175	2,177,562
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	1,000	965,987

				4,480,708

Pipelines — 0.1%
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550%	10/01/26	315	304,848
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.375%	10/15/26	130	124,342

				429,190

Professional Services
Kraft Heinz Foods Co., Gtd. Notes	3.950%	07/15/25	15	15,196

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) — 0.3%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, GMTN	3.500%	11/15/24	500	$504,203
Equinix, Inc., Sr. Unsec’d. Notes	4.875%	04/01/20	600	618,000

				1,122,203

Retail
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	23	23,727

Software — 0.7%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000%	08/15/26	625	586,832
Microsoft Corp., Sr. Unsec’d. Notes	3.125%	11/03/25	1,975	1,997,059
Oracle Corp., Sr. Unsec’d. Notes	2.400%	09/15/23	145	140,476

				2,724,367

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.600%	02/17/23	60	60,511
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	25	25,043
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.625%	08/15/26	170	156,494
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.500%	11/01/24	25	24,920

				266,968

Transportation — 0.1%
CSX Corp., Sr. Unsec’d. Notes	2.600%	11/01/26	510	477,419

Water
Dominion Resources, Inc., Sr. Unsec’d. Notes	2.850%	08/15/26	15	14,043
Duke Energy Corp., Sr. Unsec’d. Notes	2.650%	09/01/26	35	32,666

				46,709

TOTAL CORPORATE BONDS (cost $43,822,887)				42,926,840

NON-CORPORATE FOREIGN AGENCIES — 1.6%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes, EMTN, RegS	2.000%	03/18/19	1,750	1,757,592
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, MTN, 144A	1.250%	03/12/18	1,900	1,895,349
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	250	253,548
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, MTN, 144A	1.000%	01/22/18	1,200	1,192,345
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, 144A	2.250%	01/30/19	500	501,609
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, MTN, RegS	2.250%	01/30/19	750	752,415
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	10/25/23	200	190,257

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $6,566,653)				6,543,115

SOVEREIGN BONDS — 0.2%
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	6.875%	01/17/18	200	210,367

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SOVEREIGN BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Kingdom of Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, EMTN, 144A, RegS	1.125%	08/03/19	200	$196,878
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%	06/22/26	300	279,855

TOTAL SOVEREIGN BONDS (cost $691,914)				687,100

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.7%
Federal Home Loan Banks	1.125%	07/14/21	7,000	6,756,820
Federal Home Loan Banks(hh)	1.375%	02/18/21	1,530	1,501,023
Federal Home Loan Mortgage Corp.(k)	1.125%	08/12/21	7,000	6,739,299
Federal Home Loan Mortgage Corp.(hh)	1.375%	05/01/20	1,000	992,246
Federal Home Loan Mortgage Corp.(hh)	2.375%	01/13/22	530	538,696
Federal National Mortgage Assoc.	1.250%	08/17/21	7,000	6,765,290
Federal National Mortgage Assoc.(hh)(k)	1.875%	12/28/20	1,000	1,002,638
Federal National Mortgage Assoc.	2.125%	04/24/26	6,000	5,674,146
Federal National Mortgage Assoc.(hh)	2.625%	09/06/24	520	525,034
Tunisia Government USAID Bonds, U.S. Gov’t. Gtd. Notes	1.416%	08/05/21	200	193,328

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $31,636,564)				30,688,520

U.S. TREASURY OBLIGATIONS — 54.2%
U.S. Treasury Bonds	2.250%	08/15/46	330	277,471
U.S. Treasury Bonds	2.750%	11/15/42	1,115	1,053,109
U.S. Treasury Bonds	2.875%	11/15/46	495	477,907
U.S. Treasury Bonds	3.000%	11/15/44	75	74,089
U.S. Treasury Bonds	4.250%	11/15/40	1,670	2,027,484
U.S. Treasury Bonds	8.125%	08/15/21	480	611,306
U.S. Treasury Notes	1.375%	12/15/19	170	169,595
U.S. Treasury Notes	1.375%	04/30/21	13,110	12,860,608
U.S. Treasury Notes	1.625%	04/30/23	38,715	37,444,683
U.S. Treasury Notes	1.750%	11/30/21	2,325	2,307,653
U.S. Treasury Notes	2.000%	02/15/25	56,020	54,523,202
U.S. Treasury Notes	2.000%	11/15/26	520	500,317
U.S. Treasury Notes	2.125%	09/30/21	40,765	41,126,463
U.S. Treasury Notes	2.125%	12/31/22	9,345	9,339,888
U.S. Treasury Notes(a)	2.125%	11/30/23	965	958,591
U.S. Treasury Notes	2.125%	05/15/25	34,130	33,458,049
U.S. Treasury Notes(hh)	2.250%	11/15/25	19,250	19,003,369

TOTAL U.S. TREASURY OBLIGATIONS (cost $222,919,157)				216,213,784

TOTAL LONG-TERM INVESTMENTS (cost $376,884,836)				367,634,456

			Shares
SHORT-TERM INVESTMENTS — 10.0%
AFFILIATED MUTUAL FUNDS — 10.0%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)			38,849,860	38,849,860
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $909,470; includes $909,270 of cash collateral for securities on loan)(b)(w)			909,288	909,470

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $39,759,330)(Note 4)	$39,759,330

TOTAL INVESTMENTS — 102.1% (cost $416,644,166)	407,393,786
Liabilities in excess of other assets(z) — (2.1)%	(8,331,272)

NET ASSETS — 100.0%	$399,062,514

See the Glossary for abbreviations used in the annual annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $894,023; cash collateral of $909,270 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
18	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	$2,846,155	$2,884,500	$38,345

Short Positions:
231	2 Year U.S. Treasury Notes	Mar. 2017	50,088,515	50,054,812	33,703
659	5 Year U.S. Treasury Notes	Mar. 2017	77,582,352	77,540,617	41,735
1,004	10 Year U.S. Treasury Notes	Mar. 2017	125,071,252	124,778,375	292,877
37	20 Year U.S. Treasury Bonds	Mar. 2017	5,567,472	5,574,281	(6,809)

					361,506

					$399,851

U.S. Government Agency Obligations with a combined market value of $2,264,074 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,840	09/09/17	0.539%	1 Day USOIS(1)	$304	$6,047	$5,743
19,360	10/18/17	0.607%	1 Day USOIS(1)	167	22,407	22,240
16,170	11/09/17	0.626%	1 Day USOIS(1)	186	21,488	21,302
2,420	12/31/20	1.678%	3 Month LIBOR(1)	1,128	14,628	13,500
310	06/15/21	1.105%	3 Month LIBOR(1)	151	10,568	10,417
55,000	12/08/21	1.775%	3 Month LIBOR(1)	450	479,676	479,226
2,000	12/31/22	1.903%	3 Month LIBOR(1)	1,098	18,498	17,400
650	08/03/23	—(3)	—(3)	(997)	1,827	2,824
1,595	08/15/23	1.459%	3 Month LIBOR(2)	159	(66,409)	(66,568)
255	08/19/23	0.898%	1 Day USOIS(1)	151	13,667	13,516
1,850	10/27/23	1.073%	1 Day USOIS(1)	160	83,802	83,642

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
20,000	12/08/23	1.963%	3 Month LIBOR(1)	$295	$249,563	$249,268
600	12/31/24	2.072%	3 Month LIBOR(1)	420	6,617	6,197
70,000	12/01/27	2.183%	3 Month LIBOR(2)	724	(1,316,349)	(1,317,073)
37,000	12/06/27	2.308%	3 Month LIBOR(2)	453	(243,543)	(243,996)
317,200	12/31/27	2.255%	3 Month LIBOR(2)	15,820,752	(3,800,855)	(19,621,607)
835	05/15/37	2.726%	3 Month LIBOR(2)	164	19,034	18,870

				$15,825,765	$(4,479,334)	$(20,305,099)

U.S. Government Agency Obligations and a U.S. Treasury Obligation with a combined market value of $21,002,941 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$7,335,431	$—
Non-Residential Mortgage-Backed Securities	—	32,859,058	—
Commercial Mortgage-Backed Securities	—	30,380,608	—
Corporate Bonds	—	42,926,840	—
Non-Corporate Foreign Agencies	—	6,543,115	—
Sovereign Bonds	—	687,100	—
U.S. Government Agency Obligations	—	30,688,520	—
U.S. Treasury Obligations	—	216,213,784	—
Affiliated Mutual Funds	39,759,330	—	—
Other Financial Instruments*
Futures Contracts	399,851	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(20,305,099)	—

Total	$40,159,181	$347,329,357	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	54.2%
Affiliated Mutual Fund (0.2% represents investments purchased with collateral from securities on loan)	10.0
Non-Residential Mortgage-Backed Securities	8.2
U.S. Government Agency Obligations	7.7
Commercial Mortgage-Backed Securities	7.6
Banks	3.4
Collateralized Loan Obligations	1.9
Non-Corporate Foreign Agencies	1.6
Pharmaceuticals	1.1
Oil & Gas	1.1
Software	0.7
Auto Manufacturers	0.6
Commercial Services	0.5
Computers	0.5
Electric	0.5
Multi-National	0.4
Insurance	0.3
Real Estate Investment Trusts (REITs)	0.3
Communications Equipment	0.2
Food	0.2
Healthcare-Services	0.2
Packaging & Containers	0.2
Sovereign Bonds	0.2
Food & Beverage	0.1
Metals & Mining	0.1
Pipelines	0.1
Telecommunications	0.1
Transportation	0.1

102.1
Liabilities in excess of other assets	(2.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$406,660	*	Due from/to broker — variation margin futures	$6,809	*
Interest rate contracts	Due from/to broker — variation margin swaps	944,145	*	Due from/to broker — variation margin swaps	21,249,244	*

Total		$1,350,805			$21,256,053

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BOND PORTFOLIO 2027 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Futures	Swaps	Total
Interest rate contracts	$48,641	$3,700,070	$1,246,228	$4,994,939

* Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Swaps	Total
Interest rate contracts		$399,851	$(20,305,099)	$(19,905,248)

For the period ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Interest Rate Swap Agreements(2)
$2,500,923	$96,841,558	$183,853,000

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$894,023	$(894,023)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BOND PORTFOLIO 2027 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $894,023:
Unaffiliated investments (cost $376,884,836)	$367,634,456
Affiliated investments (cost $39,759,330)	39,759,330
Dividends and interest receivable	1,724,296
Due from broker-variation margin swaps	1,515,050
Prepaid expenses	528

Total Assets	410,633,660

LIABILITIES:
Payable for fund share repurchased	9,958,594
Payable to broker for collateral for securities on loan	909,270
Due to broker-variation margin futures	474,410
Advisory fees payable	159,833
Payable for investments purchased	41,617
Accrued expenses and other liabilities	13,680
Distribution fee payable	13,396
Affiliated transfer agent fee payable	346

Total Liabilities	11,571,146

NET ASSETS	$399,062,514

Net assets were comprised of:
Paid-in capital	$422,968,082
Retained earnings	(23,905,568)

Net assets, December 31, 2016	$399,062,514

Net asset value and redemption price per share, $399,062,514 / 39,664,328 outstanding shares of beneficial interest	$10.06

STATEMENT OF OPERATIONS

For the Period January 4, 2016* through December 31, 2016

INCOME
Interest income (net of $649 foreign withholding tax)	$1,499,937
Affiliated dividend income	133,100
Income from securities lending, net (including affiliated income of $1,241)	2,745

1,635,782

EXPENSES
Advisory fees	478,054
Distribution fee	254,280
Audit fee	43,000
Custodian and accounting fees	36,000
Legal fees and expenses	12,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	6,000
Insurance expenses	1,000
Miscellaneous	5,057

Total expenses	853,391

NET INVESTMENT INCOME (LOSS)	782,391

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(208))	(478,629)
Futures transactions	3,700,070
Swap agreement transactions	1,246,228

4,467,669

Net change in unrealized appreciation (depreciation) on:
Investments	(9,250,380)
Futures	399,851
Swap agreements	(20,305,099)

(29,155,628)

NET GAIN (LOSS) ON INVESTMENTS	(24,687,959)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,905,568)

STATEMENT OF CHANGES IN NET ASSETS

January 4, 2016* through December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$782,391
Net realized gain (loss) on investment transactions	4,467,669
Net change in unrealized appreciation (depreciation) on investments	(29,155,628)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,905,568)

FUND SHARE TRANSACTIONS:
Fund share sold [47,887,953 shares]	507,632,590
Fund share repurchased [8,223,625 shares]	(84,664,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	422,968,082

TOTAL INCREASE (DECREASE) IN NET ASSETS	399,062,514
NET ASSETS:
Beginning of period	—

End of period	$399,062,514

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.0%		Value (Note 2)
COMMON STOCKS	Shares
Australia — 5.9%
Charter Hall Office, REIT (Escrow Shares)*^	230,500	$—
Dexus Property Group, REIT	497,115	3,448,593
Goodman Group, REIT	418,831	2,150,964
Mirvac Group, REIT	1,331,509	2,044,794
Scentre Group, REIT	849,512	2,843,733
Stockland, REIT	1,302,686	4,303,670
Vicinity Centres, REIT	1,399,910	3,018,938
Westfield Corp., REIT	985,467	6,663,187

		24,473,879

Canada — 2.4%
Boardwalk Real Estate Investment Trust, REIT(a)	59,944	2,172,030
Brookfield Canada Office Properties, REIT	65,369	1,277,048
Canadian Apartment Properties REIT, REIT	96,014	2,243,294
Chartwell Retirement Residences, REIT, UTS	165,376	1,804,460
First Capital Realty, Inc.	171,571	2,641,323

		10,138,155

France — 3.5%
Fonciere Des Regions, REIT	17,656	1,539,441
ICADE, REIT	7,294	519,863
Klepierre, REIT	76,245	2,991,753
Mercialys SA, REIT	61,903	1,253,656
Unibail-Rodamco SE, REIT	34,720	8,273,971

		14,578,684

Germany — 3.7%
ADO Properties SA, 144A	66,534	2,249,202
alstria office REIT-AG, REIT*	159,221	1,992,638
LEG Immobilien AG*	24,769	1,921,075
TLG Immobilien AG	119,276	2,245,431
VIB Vermoegen AG	65,111	1,344,122
Vonovia SE	174,749	5,673,658

		15,426,126

Hong Kong — 5.6%
Cheung Kong Property Holdings Ltd.	271,486	1,657,964
Henderson Land Development Co. Ltd.	595,451	3,155,879
Link REIT, REIT	715,845	4,640,877
Sun Hung Kai Properties Ltd.	869,754	10,952,360
Swire Properties Ltd.	202,927	558,636
Wharf Holdings Ltd. (The)	344,860	2,284,345

		23,250,061

Ireland — 1.4%
Green REIT PLC, REIT	1,288,948	1,857,759
Hibernia REIT PLC, REIT	1,957,628	2,531,252
Irish Residential Properties REIT PLC, REIT	1,247,597	1,531,637

		5,920,648

Japan — 11.3%
Activia Properties, Inc., REIT	274	1,290,071
Daiwa House Industry Co. Ltd.	194,174	5,295,198
Frontier Real Estate Investment Corp., REIT	5	21,348
GLP J-Reit, REIT	931	1,071,162
Hoshino Resorts REIT, Inc.	90	469,619

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Invincible Investment Corp., REIT	4,652	$2,091,198
Japan Hotel REIT Investment Corp.	1,422	956,846
Japan Real Estate Investment Corp., REIT	391	2,135,370
Japan Retail Fund Investment Corp., REIT	655	1,327,827
Kenedix Retail REIT Corp., REIT	1,496	3,408,849
LaSalle Logiport REIT, REIT	2,274	2,152,300
Mitsubishi Estate Co. Ltd.	411,530	8,174,909
Mitsui Fudosan Co. Ltd.	434,102	10,049,683
Nippon Building Fund, Inc., REIT	89	493,387
Sumitomo Realty & Development Co. Ltd.	301,546	8,005,244

		46,943,011

Netherlands — 0.3%
Eurocommercial Properties NV, REIT, CVA	33,178	1,276,207

Singapore — 1.7%
Cache Logistics Trust, REIT	1,392,370	777,356
Keppel REIT, REIT	4,128,730	2,905,122
Mapletree Commercial Trust, REIT	498,379	479,761
Suntec Real Estate Investment Trust, REIT	2,606,435	2,966,052

		7,128,291

Spain — 0.5%
Axiare Patrimonio SOCIMI SA, REIT	140,158	2,038,296

Sweden — 1.5%
Atrium Ljungberg AB (Class B Stock)	84,050	1,310,277
Fabege AB	87,860	1,432,435
Hufvudstaden AB (Class A Stock)	103,952	1,640,268
Kungsleden AB	172,684	1,092,128
Pandox AB	54,110	839,084

		6,314,192

Switzerland — 0.3%
PSP Swiss Property AG	15,126	1,306,384

United Kingdom — 4.0%
Big Yellow Group PLC, REIT	180,590	1,530,440
British Land Co. PLC (The), REIT	207,129	1,607,435
Derwent London PLC, REIT	11,811	402,612
Empiric Student Property PLC, REIT	1,267,216	1,660,156
Hammerson PLC, REIT	290,215	2,045,318
Kennedy Wilson Europe Real Estate PLC	140,958	1,664,443
Land Securities Group PLC, REIT	220,992	2,903,219
Segro PLC, REIT	202,821	1,147,165
Shaftesbury PLC, REIT	130,706	1,463,354
Tritax Big Box REIT PLC, REIT	1,144,684	1,968,454

		16,392,596

United States — 56.9%
Alexandria Real Estate Equities, Inc., REIT	68,557	7,618,739
American Campus Communities, Inc., REIT	103,745	5,163,389
Boston Properties, Inc., REIT	39,755	5,000,384
Camden Property Trust, REIT	23,012	1,934,619
Care Capital Properties, Inc., REIT	5,145	128,624
Chesapeake Lodging Trust, REIT	96,677	2,500,067
Community Healthcare Trust, Inc., REIT	98,917	2,278,059
Cousins Properties, Inc., REIT(a)	88,386	752,165
CubeSmart, REIT	227,154	6,080,913
DDR Corp., REIT(a)	305,053	4,658,159
DiamondRock Hospitality Co., REIT	406,680	4,689,020
Digital Realty Trust, Inc., REIT(a)	63,553	6,244,718

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Duke Realty Corp., REIT	249,901	$6,637,371
Empire State Realty Trust, Inc. (Class A Stock), REIT	143,853	2,904,392
Equity LifeStyle Properties, Inc., REIT	82,692	5,962,093
Equity One, Inc., REIT	118,303	3,630,719
Equity Residential, REIT	155,742	10,023,555
Essex Property Trust, Inc., REIT	43,074	10,014,705
Extra Space Storage, Inc., REIT(a)	120,713	9,323,872
Federal Realty Investment Trust, REIT	51,889	7,373,946
First Potomac Realty Trust, REIT	429,219	4,708,532
Forest City Realty Trust, Inc. (Class A Stock), REIT	334,126	6,963,186
Four Corners Property Trust, Inc., REIT(a)	253,409	5,199,953
General Growth Properties, Inc., REIT	215,530	5,383,939
Host Hotels & Resorts, Inc., REIT(a)	203,588	3,835,598
Hudson Pacific Properties, Inc., REIT	216,271	7,521,905
Macerich Co. (The), REIT	100,631	7,128,700
MedEquities Realty Trust, Inc., REIT	212,111	2,354,432
MGM Growth Properties LLC (Class A Stock), REIT(a)	202,238	5,118,644
Monogram Residential Trust, Inc., REIT(a)	306,718	3,318,689
National Retail Properties, Inc., REIT(a)	75,300	3,328,259
New York REIT, Inc., REIT	173,614	1,756,974
Physicians Realty Trust, REIT	217,500	4,123,799
Prologis, Inc., REIT	85,849	4,531,969
Public Storage, REIT	13,551	3,028,649
Regency Centers Corp., REIT(a)	41,964	2,893,418
Retail Properties of America, Inc. (Class A Stock), REIT	416,395	6,383,335
Rexford Industrial Realty, Inc., REIT	221,213	5,129,929
Simon Property Group, Inc., REIT	61,083	10,852,617
SL Green Realty Corp., REIT	9,589	1,031,297
STORE Capital Corp., REIT	137,238	3,391,151
Sun Communities, Inc., REIT	68,308	5,233,076
Sunstone Hotel Investors, Inc., REIT	263,983	4,025,741
Taubman Centers, Inc., REIT	59,519	4,400,240
Ventas, Inc., REIT	179,319	11,211,024
Vornado Realty Trust, REIT	71,471	7,459,428
Welltower, Inc., REIT	47,568	3,183,726

		236,417,719

TOTAL LONG-TERM INVESTMENTS (cost $410,249,973)		411,604,249

SHORT-TERM INVESTMENTS — 6.4%		Value (Note 2)
AFFILIATED MUTUAL FUNDS	Shares
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	1,342,765	$1,342,765
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $25,555,832; includes $25,530,669 of cash collateral for securities on loan)(b)(w)	25,549,961	25,555,071

TOTAL SHORT-TERM INVESTMENTS (cost $26,898,597)(Note 4)		26,897,836

TOTAL INVESTMENTS — 105.4% (cost $437,148,570)		438,502,085
Liabilities in excess of other assets — (5.4)%		(22,633,440)

NET ASSETS — 100.0%		$415,868,645

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $0 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,134,920; cash collateral of $25,530,669 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$24,473,879	$—
Canada	10,138,155	—	—
France	—	14,578,684	—
Germany	—	15,426,126	—
Hong Kong	—	23,250,061	—
Ireland	—	5,920,648	—
Japan	—	46,943,011	—
Netherlands	—	1,276,207	—
Singapore	—	7,128,291	—
Spain	—	2,038,296	—
Sweden	—	6,314,192	—
Switzerland	—	1,306,384	—
United Kingdom	—	16,392,596	—
United States	236,417,719	—	—
Affiliated Mutual Funds	26,897,836	—	—

Total	$273,453,710	$165,048,375	$—

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	$13,206,406	L1 to L2	Official Close to Model Price

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Retail REITs	23.4%
Residential REITs	12.3
Diversified Real Estate Activities	11.5
Office REITs	11.5
Diversified REITs	8.7
Specialized REITs	7.6
Affiliated Mutual Funds (6.1% represents investments purchased with collateral from securities on loan)	6.4

Industrial REITs	6.2%
Real Estate Operating Companies	5.6
Health Care REITs	5.6
Hotel & Resort REITs	5.2
Real Estate Development	0.8
Health Care Facilities	0.4
Hotels, Resorts & Cruise Lines	0.2

105.4
Liabilities in excess of other assets	(5.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and the Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2016, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

For the year ended December 31, 2016, the Portfolio did not have any realized gain (loss) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(1,896)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$25,134,920	$(25,134,920)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $25,134,920:
Unaffiliated investments (cost $410,249,973)	$411,604,249
Affiliated investments (cost $26,898,597)	26,897,836
Dividends receivable	1,901,466
Receivable for investments sold	1,598,660
Tax reclaim receivable	640,754
Receivable for fund share sold	90,076
Receivable from affiliate	24,114
Prepaid expenses	3,706

Total Assets	442,760,861

LIABILITIES:
Payable to broker for collateral for securities on loan	25,530,669
Payable for investments purchased	1,125,580
Advisory fees payable	160,261
Accrued expenses and other liabilities	60,501
Distribution fee payable	14,859
Affiliated transfer agent fee payable	346

Total Liabilities	26,892,216

NET ASSETS	$415,868,645

Net assets were comprised of:
Paid-in capital	$313,799,791
Retained earnings	102,068,854

Net assets, December 31, 2016	$415,868,645

Net asset value and redemption price per share, $415,868,645 / 36,793,836 outstanding shares of beneficial interest	$11.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $756,467, of which $71,011 is reimbursable by an affiliate)	$12,666,186
Income from securities lending, net (including affiliated income of $92,454)	111,838
Affiliated dividend income	25,958

12,803,982

EXPENSES
Advisory fees	3,864,885
Distribution fee	1,165,619
Custodian and accounting fees	162,000
Audit fee	46,000
Trustees’ fees	14,000
Loan interest expense	10,786
Commitment fee on syndicated credit agreement	9,000
Legal fees and expenses	8,000
Insurance expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Shareholders’ reports	3,000
Miscellaneous	21,365

Total expenses	5,318,655

NET INVESTMENT INCOME (LOSS)	7,485,327

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,441)	9,731,473
Foreign currency transactions	(44,059)

9,687,414

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(761))	(19,187,129)
Foreign currencies	(2,226)

(19,189,355)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(9,501,941)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,016,614)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$7,485,327	$8,911,545
Net realized gain (loss) on investment and foreign currency transactions	9,687,414	45,481,442
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(19,189,355)	(56,076,387)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,016,614)	(1,683,400)

FUND SHARE TRANSACTIONS:
Fund share sold [3,860,765 and 1,727,315 shares, respectively]	43,967,857	19,745,251
Fund share repurchased [14,916,406 and 12,255,934 shares, respectively]	(162,473,965)	(136,772,889)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(118,506,108)	(117,027,638)

CAPITAL CONTRIBUTIONS (NOTE 4)	665,552	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(119,857,170)	(118,711,038)
NET ASSETS:
Beginning of year	535,725,815	654,436,853

End of year	$415,868,645	$535,725,815

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 95.2% BANK LOANS(c) — 2.9%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Automobiles — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc., Tranche Term Loan B	3.270%	12/31/18	641	$642,265

Biotechnology — 0.1%
Concordia Healthcare Corp., Initial Dollar Term loan	5.250%	10/21/21	822	637,640

Commercial Services — 0.1%
Ancestry.com Holdings LLC, Term Loan (Second Lien)	9.250%	10/31/24	1,200	1,222,000
Syniverse Holdings, Inc., Tranche Term Loan B	4.000%	04/23/19	503	438,664

				1,660,664

Cosmetics/Personal Care
Revlon Consumer Products Corp., Initial Term Loan B	4.250%	09/07/23	413	416,485

Diversified Financial Services — 0.3%
Gulf Finance LLC, Tranche Term Loan B^	6.250%	07/27/23	2,344	2,355,846
Lightstone Generation LLC, Term Loan	6.500%	01/31/24	600	607,249

				2,963,095

Electric
Dynegy, Inc., Term Loan	5.000%	06/21/23	300	303,214

Electrical Components & Equipment
Cortes NP Acquisition Corp., Term Loan	9.250%	09/26/23	502	505,082

Electronics
Onex Wizard Acquisition Co., Initial Dollar Term Loan	4.000%	03/11/22	481	481,770

Energy-Alternate Sources
Drillships Ocean Ventures, Inc., Term Loan	5.500%	07/08/21	208	162,771
Floatel International Ltd., Initial Term Loan^	6.000%	06/27/20	397	319,920
NFR Energy LLC, Term Loan (Second Lien)(i)	12.000%	12/31/18	432	10,256

				492,947

Entertainment — 0.1%
CCM Merger, Inc., Term Loan^	4.020%	08/06/21	625	631,651
Scientific Games International, Inc., Initial Term Loan	6.000%	09/30/20	244	246,948

				878,599

Food Products — 0.1%
Dole Food Co., Inc., Tranche Term Loan B	4.500%	11/01/18	348	350,262
Dole Food Co., Inc., Tranche Term Loan B	4.551%	11/01/18	158	158,760
Dole Food Co., Inc., Tranche Term Loan B	4.748%	11/01/18	158	158,760
Dole Food Co., Inc., Tranche Term Loan B	4.756%	11/01/18	158	158,760
Dole Food Co., Inc., Tranche Term Loan B	6.250%	11/01/18	1	690

				827,232

Foods — 0.1%
Moran Foods LLC, Term Loan^	7.000%	11/29/23	1,150	1,144,250

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Internet Software & Services — 0.1%
Consolidated Communications, Inc., Term Loan	4.000%	10/05/23	304	$305,520
Genesys Telecom Holdings U.S., Inc., Term Loan	6.000%	11/17/23	219	221,829

				527,349

Leisure Time — 0.2%
Delta 2 Lux Sarl, Facility Term Loan (Second Lien)	8.068%	07/29/22	650	655,920
Delta 2 Lux Sarl, Facility Term Loan B-3	5.068%	07/30/21	650	655,920
Graton Economic Development Authority, Incremental Term Loan B	4.520%	09/09/22	345	347,547
Intrawest Operations Group LLC, Initial Term Loan	4.500%	12/09/20	167	168,774

				1,828,161

Media — 0.3%
iHeartCommunications, Inc., Tranche Term Loan D	7.520%	01/30/19	1,563	1,267,253
iHeartCommunications, Inc., Tranche Term Loan E^	8.270%	07/30/19	797	651,392
Media General, Inc., Term Loan B	4.000%	07/31/20	147	146,758
UPC Financing Partnership, Facility Term Loan AN	4.080%	08/31/24	995	1,004,073
Vertis, Inc., Term Loan^(g)(i)	12.000%	12/20/15(d)	1,758	—

				3,069,476

Miscellaneous Manufacturing — 0.1%
Viskase Cos., Inc., Initial Term Loan	4.250%	01/30/21	260	245,986
Viskase Cos., Inc., Initial Term Loan	4.483%	01/30/21	308	290,757

				536,743

Oil & Gas — 0.5%
Alon USA Partners LP, Tranche Term Loan B^	9.250%	11/26/18	197	196,347
California Resources Corp., Term Loan	11.375%	12/31/21	1,149	1,273,954
Chesapeake Energy Corp., Term Loan (Class A)	8.500%	08/15/21	1,556	1,691,191
EP Energy LLC, Term Loan	9.750%	06/30/21	1,890	1,972,688
Fieldwood Energy LLC, Closing Date Loan (Second Lien)^	8.375%	09/30/20	805	563,500
Shelf Drilling Holdings Ltd., Term Loan	10.000%	10/08/18	370	261,775
Western Refining, Inc., 2016 Incremental Term Loan	5.500%	06/23/23	492	494,159

				6,453,614

Packaging & Containers
Berry Plastics Corp., Term Loan H	3.750%	10/01/22	193	194,422

Retail — 0.1%
J.Crew Group, Inc., Initial Term Loan	4.000%	02/28/21	1,255	698,251
Landry’s, Inc., Term Loan B	4.000%	09/22/23	324	327,078

				1,025,329

Semiconductors
NXP B.V./NXP Funding LLC, Tranche Term Loan F	3.270%	12/07/20	149	149,598

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Holdings Ltd., Term Loan B-3	3.704%	02/01/23	848	$859,411
Micro Holding LP, Closing Date Term Loan B	3.750%	12/16/22	365	368,479
ON Semiconductor Corp., 2016 New Replcement Term Loan	4.020%	03/03/23	315	318,712

				1,546,602

Software — 0.1%
Dell Software Group, Term Loan	7.000%	09/15/22	340	344,039
First Data Corp., 2022 Dollar Term Loan	3.756%	07/10/22	675	672,282
SolarWinds Holdings, Inc., Term Loan	5.500%	01/29/23	100	100,637

				1,116,958

Technology — 0.4%
Evergreen Skills Lux Sarl, Initial Term Loan (Second Lien)	9.337%	04/28/22	4,225	3,137,063
Kronos, Inc., Initial Term Loan (Second Lien)	9.250%	10/31/24	1,325	1,362,887

				4,499,950

Telecommunications — 0.1%
Avaya, Inc., Replacement Term Loan B-6	6.500%	03/31/18	365	317,094
Avaya, Inc., Term Loan B-3	5.390%	10/26/17	175	152,469
Avaya, Inc., Term Loan B-7	6.250%	10/26/17	931	810,702
Cincinnati Bell, Inc., Tranche Term Loan B	4.000%	09/10/20	210	210,093

				1,490,358

Transportation
XPO Logistics, Inc., Refinanced Term Loan	4.250%	10/31/21	388	392,816

TOTAL BANK LOANS (cost $37,604,401)				33,784,619

CORPORATE BONDS — 91.7%
Advertising — 0.3%
Acosta, Inc., Sr. Unsec’d. Notes, 144A	7.750%	10/01/22	3,175	2,666,999
Lamar Media Corp., Gtd. Notes	5.375%	01/15/24	67	69,345
Lamar Media Corp., Gtd. Notes	5.750%	02/01/26	383	403,108
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes	5.625%	02/15/24	725	755,813

				3,895,265

Aerospace & Defense — 0.8%
Arconic, Inc., Sr. Unsec’d. Notes(a)	5.125%	10/01/24	2,060	2,111,498
Arconic, Inc., Sr. Unsec’d. Notes	5.400%	04/15/21	962	1,019,719
Arconic, Inc., Sr. Unsec’d. Notes	6.750%	01/15/28	683	732,175
Orbital ATK, Inc., Gtd. Notes	5.250%	10/01/21	425	441,416
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000%	07/15/23	1,025	1,078,813
TransDigm, Inc., Gtd. Notes(a)	6.000%	07/15/22	928	965,120
TransDigm, Inc., Gtd. Notes	6.500%	07/15/24	1,675	1,752,469
TransDigm, Inc., Gtd. Notes, 144A(a)	6.375%	06/15/26	1,426	1,464,502
Triumph Group, Inc., Gtd. Notes	4.875%	04/01/21	572	536,536

				10,102,248

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines — 0.2%
UAL 2007-1 Pass-Through Trust, Pass-Through Certificates	6.636%		01/02/24	425	$457,487
US Airways 2012-2 Class B Pass-Through Trust, Pass-Through Certificates	6.750%		12/03/22	432	469,659
US Airways 2013-1 Class B Pass-Through Trust, Pass-Through Certificates	5.375%		05/15/23	1,351	1,432,419

					2,359,565

Auto Manufacturers — 0.5%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(a)	4.500%		04/15/20	1,619	1,651,380
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes(a)	5.250%		04/15/23	2,448	2,492,799
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250%		11/15/19	754	779,448
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625%		02/01/23	400	417,000
JB Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A	9.000%		04/01/22	502	527,100

					5,867,727

Auto Parts & Equipment — 1.7%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875%		08/15/26	1,325	1,298,499
Allison Transmission, Inc., Gtd. Notes, 144A	5.000%		10/01/24	1,425	1,439,249
American Axle & Manufacturing, Inc., Gtd. Notes	6.250%		03/15/21	1,125	1,161,563
American Axle & Manufacturing, Inc., Gtd. Notes	6.625%		10/15/22	500	515,599
American Axle & Manufacturing, Inc., Gtd. Notes	7.750%		11/15/19	200	221,249
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625%		11/15/26	1,358	1,342,723
Dana, Inc., Sr. Unsec’d. Notes	5.375%		09/15/21	350	362,688
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.000%		05/31/26	635	632,104
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.125%		11/15/23	615	633,450
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	4.125%		09/15/21	280	282,800
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	4.500%		09/15/23	1,430	1,397,825
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	4.750%		09/15/26	1,030	993,950
Meritor, Inc., Gtd. Notes	6.250%		02/15/24	982	962,360
Meritor, Inc., Gtd. Notes	6.750%		06/15/21	1,300	1,329,250
MPG Holdco I, Inc., Gtd. Notes(a)	7.375%		10/15/22	1,218	1,272,810
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A.	4.750%		05/15/23	1,075	1,091,125
TI Group Automotive Systems LLC (United Kingdom), Sr. Unsec’d. Notes, 144A(a)	8.750%		07/15/23	2,000	2,090,000
Titan International, Inc., Sr. Sec’d. Notes	6.875%		10/01/20	610	597,038
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22	1,020	1,051,875
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750%		04/29/25	1,075	1,093,813

					19,769,970

Banks — 0.8%
Bank of America Corp., Jr. Sub. Notes	6.100%	(c)	12/29/49	558	561,069
Bank of America Corp., Jr. Sub. Notes	8.125%	(c)	12/29/49	300	311,625
Barclays PLC (United Kingdom), Jr. Sub. Notes	8.250%	(c)	12/29/49	445	462,944

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49	1,450	$1,432,165
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	(c)	12/29/49	595	615,825
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	8.625%	(c)	12/29/49	1,375	1,402,500
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.100%		06/10/23	2,635	2,758,081
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22	990	1,052,700
Standard Chartered PLC (United Kingdom), Jr. Sub. Notes, 144A	7.500%	(c)	12/29/49	750	748,125

					9,345,034

Beverages — 0.1%
Cott Beverages, Inc. (Canada), Gtd. Notes	5.375%		07/01/22	625	635,938
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750%		01/01/20	850	880,813

					1,516,751

Biotechnology — 0.1%
Concordia International Corp. (Canada), Sr. Sec’d. Notes, 144A(a)	9.000%		04/01/22	1,389	1,177,178
Concordia International Corp. (Canada), Sr. Unsec’d. Notes, 144A	7.000%		04/15/23	1,956	616,140

					1,793,318

Building Materials — 1.9%
Builders FirstSource, Inc., Gtd. Notes, 144A(a)	10.750%		08/15/23	1,275	1,463,063
Builders FirstSource, Inc., Sr. Sec’d. Notes, 144A	5.625%		09/01/24	800	803,999
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	6.000%		04/01/24	830	852,825
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22	1,540	1,678,598
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700%		01/11/25	1,825	1,838,688
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	6.125%		05/05/25	887	906,958
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	7.750%		04/16/26	1,260	1,395,450
Griffon Corp., Gtd. Notes	5.250%		03/01/22	2,900	2,938,425
Hardwoods Acquisition, Inc., Sr. Sec’d. Notes, 144A	7.500%		08/01/21	874	738,530
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A	5.875%		02/15/23	1,400	1,449,000
Masonite International Corp., Gtd. Notes, 144A	5.625%		03/15/23	432	446,040
NCI Building Systems, Inc., Gtd. Notes, 144A	8.250%		01/15/23	400	432,000
NWH Escrow Corp., Sr. Sec’d. Notes, 144A	7.500%		08/01/21	471	395,640
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(g)	5.375%		11/15/24	875	899,063
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/23	348	360,215
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	6.000%		10/15/25	968	1,018,819
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes(a)	6.125%		07/15/23	3,110	3,191,606
U.S. Concrete, Inc., Gtd. Notes(a)	6.375%		06/01/24	1,911	2,020,883

					22,829,802

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals — 3.7%
A Schulman, Inc., Gtd. Notes, 144A	6.875%	06/01/23	3,325	$3,474,625
Ashland LLC, Gtd. Notes	6.875%	05/15/43	1,000	1,032,499
Blue Cube Spinco, Inc., Gtd. Notes(a)	9.750%	10/15/23	1,949	2,319,308
Blue Cube Spinco, Inc., Gtd. Notes	10.000%	10/15/25	2,186	2,639,596
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43	135	110,363
CF Industries, Inc., Gtd. Notes	5.150%	03/15/34	799	679,149
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	150	123,797
CF Industries, Inc., Sr. Sec’d. Notes, 144A	4.500%	12/01/26	237	232,946
Chemours Co. (The), Gtd. Notes(a)	6.625%	05/15/23	2,575	2,549,250
Chemours Co. (The), Gtd. Notes(a)	7.000%	05/15/25	1,350	1,329,750
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A(a)	9.250%	06/15/23	3,548	3,654,438
Eco Services Operations LLC/Eco Finance Corp., Sr. Unsec’d. Notes, 144A(g)	8.500%	11/01/22	1,285	1,365,313
GCP Applied Technologies, Inc., Gtd. Notes, 144A(a)	9.500%	02/01/23	1,567	1,798,133
Hexion, Inc., Sec’d. Notes	8.875%	02/01/18	3,000	2,985,000
Hexion, Inc., Sr. Sec’d. Notes	6.625%	04/15/20	2,692	2,382,420
Hexion, Inc., Sr. Sec’d. Notes	10.000%	04/15/20	1,400	1,393,000
Hexion, Inc./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000%	11/15/20	4,100	3,198,000
MMC Energy, Inc., Escrow Shares, Gtd. Notes^(i)	—%	10/15/20	500	—
Momentive Performance Materials, Inc., Sr. Sec’d. Notes	3.880%	10/24/21	445	418,300
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250%	08/01/23	525	530,250
Nufarm Australia Ltd. (Australia), Gtd. Notes, 144A	6.375%	10/15/19	485	495,913
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A(a)	6.500%	02/01/22	405	408,038
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	10.375%	05/01/21	1,200	1,329,000
PolyOne Corp., Sr. Unsec’d. Notes	5.250%	03/15/23	511	518,665
PQ Corp., Sr. Sec’d. Notes, 144A(g)	6.750%	11/15/22	775	829,250
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	8.000%	12/01/18	150	149,250
TPC Group, Inc., Sr. Sec’d. Notes, 144A(a)(g)	8.750%	12/15/20	4,325	3,654,625
Tronox Finance LLC, Gtd. Notes(a)	6.375%	08/15/20	1,443	1,349,205
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A(g)	7.500%	02/15/19	2,772	2,758,140
Versum Materials, Inc., Gtd. Notes, 144A	5.500%	09/30/24	605	618,613

				44,326,836

Coal — 0.4%
CONSOL Energy, Inc., Gtd. Notes	5.875%	04/15/22	4,980	4,880,400

Commercial Services — 2.7%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	11.000%	02/01/19	1,277	1,047,139
ADT Corp. (The), Sr. Sec’d. Notes	3.500%	07/15/22	77	73,343
ADT Corp. (The), Sr. Sec’d. Notes(a)	4.125%	06/15/23	1,969	1,880,395
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375%	05/15/23	1,484	1,246,558
AMN Healthcare, Inc., Gtd. Notes, 144A	5.125%	10/01/24	749	747,127
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	5.625%	10/01/24	219	229,403
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A(a)	6.500%	07/15/22	2,450	2,566,376

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Services (continued)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes, 144A(a)	5.125%	06/01/22	625	$612,499
Garda World Security Corp. (Canada), Gtd. Notes, 144A	7.250%	11/15/21	1,640	1,525,200
Hertz Corp. (The), Gtd. Notes	5.875%	10/15/20	450	439,875
IHS Markit Ltd., Gtd. Notes, 144A	5.000%	11/01/22	295	306,063
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A	6.375%	08/01/23	825	882,750
Laureate Education, Inc., Gtd. Notes, 144A(a)	10.000%	09/01/19	5,275	5,387,094
Live Nation Entertainment, Inc., Gtd. Notes, 144A	4.875%	11/01/24	790	791,975
LSC Communications, Inc., Sr. Sec’d. Notes, 144A	8.750%	10/15/23	1,000	1,005,000
NES Rentals Holdings, Inc., Sec’d. Notes, 144A(g)	7.875%	05/01/18	1,350	1,343,250
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec’d. Notes, 144A	9.250%	05/15/23	2,500	2,721,875
ServiceMaster Co. LLC (The), Gtd. Notes, 144A	5.125%	11/15/24	440	446,600
Syniverse Holdings, Inc., Gtd. Notes	9.125%	01/15/19	525	459,375
Team Health, Inc., Gtd. Notes, 144A	7.250%	12/15/23	485	551,688
United Rentals North America, Inc., Gtd. Notes(a)	5.500%	07/15/25	1,550	1,581,000
United Rentals North America, Inc., Gtd. Notes	5.500%	05/15/27	1,650	1,637,625
United Rentals North America, Inc., Gtd. Notes(a)	5.750%	11/15/24	1,360	1,428,000
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	2,310	2,376,413
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22	898	945,145
United Rentals North America, Inc., Sec’d. Notes	4.625%	07/15/23	500	510,000

				32,741,768

Computers — 1.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A(a)	5.875%	06/15/21	1,116	1,187,343
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A(a)	7.125%	06/15/24	2,520	2,797,648
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	5	5,104
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%	06/15/21	348	360,091
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	5.450%	06/15/23	2,455	2,604,115
Diebold Nixdorf, Inc., Gtd. Notes	8.500%	04/15/24	724	772,870
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	6.875%	03/01/20	700	675,500
Western Digital Corp., Gtd. Notes, 144A	10.500%	04/01/24	7,418	8,771,785
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375%	04/01/23	179	196,900

				17,371,356

Cosmetics/Personal Care — 0.1%
Revlon Consumer Products Corp., Gtd. Notes	5.750%	02/15/21	563	565,815
Revlon Consumer Products Corp., Gtd. Notes(a)	6.250%	08/01/24	558	571,950

				1,137,765

Distribution/Wholesale — 0.7%
Beacon Roofing Supply, Inc., Gtd. Notes	6.375%	10/01/23	1,300	1,386,943
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250%	07/15/22	1,365	1,307,834
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000%	06/15/23	1,555	1,500,575

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Distribution/Wholesale (continued)
H&E Equipment Services, Inc., Gtd. Notes(a)	7.000%		09/01/22	2,830	$2,978,575
HD Supply, Inc., Gtd. Notes, 144A(a)	5.750%		04/15/24	680	717,876
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250%		12/15/21	80	84,400
Performance Food Group, Inc., Gtd. Notes, 144A	5.500%		06/01/24	175	176,313
Univar USA, Inc., Gtd. Notes, 144A	6.750%		07/15/23	450	464,625

					8,617,141

Diversified Financial Services — 2.8%
Aircastle Ltd., Sr. Unsec’d. Notes	5.000%		04/01/23	315	321,299
Aircastle Ltd., Sr. Unsec’d. Notes	5.125%		03/15/21	232	247,079
Aircastle Ltd., Sr. Unsec’d. Notes	7.625%		04/15/20	890	1,007,925
Alliance Data Systems Corp., Gtd. Notes, 144A(a)	5.375%		08/01/22	1,630	1,572,949
Alliance Data Systems Corp., Gtd. Notes, MTN, 144A	5.875%		11/01/21	240	243,599
Ally Financial, Inc., Gtd. Notes	8.000%		11/01/31	655	759,748
Ally Financial, Inc., Sr. Unsec’d. Notes	3.250%		11/05/18	783	783,979
Ally Financial, Inc., Sr. Unsec’d. Notes	4.125%		03/30/20	2,155	2,176,549
Ally Financial, Inc., Sr. Unsec’d. Notes	4.250%		04/15/21	1,100	1,110,313
Ally Financial, Inc., Sr. Unsec’d. Notes	4.625%		05/19/22	249	251,801
Ally Financial, Inc., Sr. Unsec’d. Notes	4.625%		03/30/25	910	896,349
Ally Financial, Inc., Sr. Unsec’d. Notes	5.125%		09/30/24	700	712,249
CIT Group, Inc., Sr. Unsec’d. Notes(a)	5.000%		08/15/22	3,730	3,888,526
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	9.375%		05/15/20	2,073	1,798,328
E*TRADE Financial Corp., Sr. Unsec’d. Notes	4.625%		09/15/23	500	510,000
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250%		08/15/21	1,025	1,081,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	5.875%		02/01/22	586	581,605
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	4.670%	(c)	12/21/65	516	452,790
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	4.920%	(c)	12/21/65	2,936	2,583,680
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875%		03/15/20	1,700	1,700,000
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes	6.500%		07/01/21	632	639,900
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes(a)	7.875%		10/01/20	750	776,250
Navient Corp., Sr. Unsec’d. Notes	6.625%		07/26/21	650	687,375
Navient Corp., Sr. Unsec’d. Notes	7.250%		09/25/23	1,225	1,258,688
Navient Corp., Sr. Unsec’d. Notes, MTN	6.125%		03/25/24	450	437,063
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	1,350	1,497,690
NFP Corp., Sr. Unsec’d. Notes, 144A	9.000%		07/15/21	1,126	1,187,930
OneMain Financial Holdings LLC, Gtd. Notes, 144A(a)(g)	6.750%		12/15/19	200	208,500
Quicken Loans, Inc., Gtd. Notes, 144A(a)	5.750%		05/01/25	1,480	1,439,300
Speedy Cash Intermediate Holdings Corp., Sec’d. Notes, 144A	10.750%		05/15/18	1,030	986,225
Springleaf Finance Corp., Gtd. Notes	6.000%		06/01/20	1,200	1,216,500
Springleaf Finance Corp., Gtd. Notes	7.750%		10/01/21	91	96,005
Springleaf Finance Corp., Gtd. Notes	8.250%		12/15/20	432	469,800

					33,581,369

Electric — 4.3%
AES Corp., Sr. Unsec’d. Notes(a)	5.500%		03/15/24	325	330,688
AES Corp., Sr. Unsec’d. Notes	5.500%		04/15/25	625	624,999
AES Corp., Sr. Unsec’d. Notes	6.000%		05/15/26	422	428,329
Calpine Corp., Sr. Sec’d. Notes, 144A	5.250%		06/01/26	800	787,999
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	391	407,618
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%		01/15/23	3,096	3,026,341

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Calpine Corp., Sr. Unsec’d. Notes(a)	5.500%		02/01/24	5,325	$5,138,624
DPL, Inc., Sr. Unsec’d. Notes	6.750%		10/01/19	975	992,063
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21	3,350	3,417,000
Dynegy, Inc., Gtd. Notes	5.875%		06/01/23	3,300	2,862,750
Dynegy, Inc., Gtd. Notes	6.750%		11/01/19	825	839,438
Dynegy, Inc., Gtd. Notes	7.375%		11/01/22	7,150	6,828,250
Dynegy, Inc., Gtd. Notes(a)	7.625%		11/01/24	5,715	5,272,088
Dynegy, Inc., Gtd. Notes, 144A(a)	8.000%		01/15/25	395	370,313
GenOn Energy, Inc., Sr. Unsec’d. Notes (original cost $2,949,350; purchased 03/16/11 – 05/16/16)(f)(g)	7.875%		06/15/17	3,240	2,308,500
GenOn Energy, Inc., Sr. Unsec’d. Notes (original cost $4,314,531; purchased 04/29/14 – 12/08/15)(a)(f)(g)	9.875%		10/15/20	4,300	2,934,750
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.875%		10/15/20	1,547	1,055,828
Mirant Mid-Atlantic Series B Pass-Through Trust, Pass-Through Certificates (original cost $701,274; purchased 01/20/12)(f)(g)	9.125%		06/30/17	689	599,615
Mirant Mid-Atlantic Series C Pass-Through Trust, Pass-Through Certificates (original cost $1,164,282; purchased 07/14/15 – 04/01/16)(f)(g)	10.060%		12/30/28	1,218	1,038,232
NRG Energy, Inc., Gtd. Notes(a)	6.250%		07/15/22	288	288,720
NRG Energy, Inc., Gtd. Notes(a)	6.250%		05/01/24	1,846	1,795,235
NRG Energy, Inc., Gtd. Notes, 144A	6.625%		01/15/27	1,978	1,869,210
NRG Energy, Inc., Gtd. Notes, 144A	7.250%		05/15/26	2,375	2,363,125
NRG REMA LLC, Pass-Through Certificates(g)	9.237%		07/02/17	136	108,701
NRG REMA LLC, Pass-Through Certificates(g)	9.681%		07/02/26	2,565	1,654,425
NRG Yield Operating LLC, Gtd. Notes(a)	5.375%		08/15/24	1,000	1,005,000
NRG Yield Operating LLC, Gtd. Notes, 144A	5.000%		09/15/26	360	343,800
Red Oak Power LLC, Sr. Sec’d. Notes (original cost $112,250; purchased 05/27/15)(f)(g)	9.200%		11/30/29	100	103,875
Talen Energy Supply LLC, Gtd. Notes(a)	6.500%		06/01/25	950	733,875
Talen Energy Supply LLC, Sr. Unsec’d. Notes	4.600%		12/15/21	141	111,743
Terraform Global Operating LLC, Gtd. Notes, 144A(a)	9.750%		08/15/22	1,260	1,345,050
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes^	—%		10/10/17	6,875	254,367
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes^	—%		10/31/17	3,975	147,067

					51,387,618

Electrical Components & Equipment — 0.3%
Belden, Inc., Gtd. Notes, 144A	5.500%		09/01/22	1,475	1,519,249
EnerSys, Gtd. Notes, 144A	5.000%		04/30/23	348	349,740
General Cable Corp., Gtd. Notes(a)	5.750%	(c)	10/01/22	1,025	994,250
WESCO Distribution, Inc., Gtd. Notes, 144A	5.375%		06/15/24	455	456,138

					3,319,377

Energy-Alternate Sources — 0.1%
TerraForm Power Operating LLC, Gtd. Notes, 144A	6.375%	(c)	02/01/23	545	551,813
TerraForm Power Operating LLC, Gtd. Notes, 144A(a)	6.625%	(c)	06/15/25	523	541,305

					1,093,118

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Engineering & Construction — 0.7%
AECOM, Gtd. Notes	5.750%	10/15/22	640	$676,479
AECOM, Gtd. Notes	5.875%	10/15/24	3,740	3,992,862
MasTec, Inc., Gtd. Notes	4.875%	03/15/23	1,976	1,931,540
SBA Communications Corp., Sr. Unsec’d. Notes, 144A	4.875%	09/01/24	450	444,375
Tutor Perini Corp., Gtd. Notes(a)	7.625%	11/01/18	806	806,000

				7,851,256

Entertainment — 3.0%
AMC Entertainment Holdings, Inc., Gtd. Notes	5.750%	06/15/25	1,250	1,278,125
AMC Entertainment Holdings, Inc., Gtd. Notes	5.875%	02/15/22	675	706,219
AMC Entertainment Holdings, Inc., Gtd. Notes, 144A	5.875%	11/15/26	1,060	1,083,851
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000%	06/15/23	930	981,150
CCM Merger, Inc., Gtd. Notes, 144A(g)	9.125%	05/01/19	1,922	1,998,880
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%	06/01/24	155	159,650
Chukchansi Economic Development Authority, Sec’d. Notes, 144A(g)	9.750%	05/30/20	635	268,371
Cinemark USA, Inc., Gtd. Notes	4.875%	06/01/23	3,375	3,417,188
Cinemark USA, Inc., Gtd. Notes	5.125%	12/15/22	550	566,500
Eldorado Resorts, Inc., Gtd. Notes	7.000%	08/01/23	1,545	1,637,700
EMI Music Publishing Group North America Holdings, Inc., Gtd. Notes, 144A	7.625%	06/15/24	480	518,400
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.375%	04/15/21	100	103,750
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	5.375%	11/01/23	1,090	1,166,300
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%	04/15/26	185	192,937
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.500%	02/15/25	505	541,613
Mood Media Corp., Gtd. Notes, 144A(g)	9.250%	10/15/20	150	86,906
National CineMedia LLC, Sr. Sec’d. Notes	6.000%	04/15/22	600	621,000
National CineMedia LLC, Sr. Unsec’d. Notes	5.750%	08/15/26	975	989,625
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875%	11/01/21	1,250	1,303,125
Pinnacle Entertainment, Inc., Sr. Unsec’d. Notes, 144A(a)	5.625%	05/01/24	2,950	2,957,375
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	03/15/22	505	528,988
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	02/01/25	1,401	1,422,015
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A(a)	7.000%	01/01/22	1,325	1,421,063
Scientific Games International, Inc., Gtd. Notes	6.625%	05/15/21	4,475	3,781,375
Scientific Games International, Inc., Gtd. Notes	10.000%	12/01/22	5,800	5,771,000
Shingle Springs Tribal Gaming Authority, Sr. Unsec’d. Notes, 144A	9.750%	09/01/21	687	747,113
Six Flags Entertainment Corp., Gtd. Notes, 144A	4.875%	07/31/24	330	325,875
WMG Acquisition Corp., Gtd. Notes, 144A	6.750%	04/15/22	391	411,528
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	4.875%	11/01/24	115	114,425
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	5.000%	08/01/23	235	236,175
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	5.625%	04/15/22	544	563,040

				35,901,262

Environmental Control — 0.2%
Advanced Disposal Services, Inc., Gtd. Notes, 144A(a)	5.625%	11/15/24	1,375	1,368,125
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875%	03/01/24	500	481,250

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Environmental Control (continued)
Covanta Holding Corp., Sr. Unsec’d. Notes	6.375%	10/01/22	400	$405,876

				2,255,251

Food Service — 0.1%
AdvancePierre Foods Holdings, Inc., Gtd. Notes, 144A	5.500%	12/15/24	650	656,097

Foods — 3.0%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A	5.750%	03/15/25	1,964	1,944,358
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A	6.625%	06/15/24	1,299	1,354,208
Dean Foods Co., Gtd. Notes, 144A	6.500%	03/15/23	1,625	1,710,313
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500%	05/01/22	1,975	1,962,656
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	2,545	2,614,988
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	5.750%	06/15/25	3,814	3,861,675
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	5.875%	07/15/24	4,316	4,456,271
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	7.250%	06/01/21	2,560	2,649,626
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	7.250%	06/01/21	957	990,505
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A	8.250%	02/01/20	1,400	1,435,000
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.625%	11/01/24	349	349,873
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	924	914,183
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750%	03/15/25	1,372	1,368,571
Post Holdings, Inc., Gtd. Notes, 144A	5.000%	08/15/26	2,059	1,971,493
Post Holdings, Inc., Gtd. Notes, 144A	6.000%	12/15/22	1,200	1,252,500
Post Holdings, Inc., Gtd. Notes, 144A	7.750%	03/15/24	250	277,500
Post Holdings, Inc., Gtd. Notes, 144A	8.000%	07/15/25	117	131,040
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000%	11/01/19	390	407,550
Smithfield Foods, Inc. (Hong Kong), Gtd. Notes, 144A(a)	5.250%	08/01/18	304	307,420
Smithfield Foods, Inc. (Hong Kong), Gtd. Notes, 144A	5.875%	08/01/21	887	924,698
SUPERVALU, Inc., Sr. Unsec’d. Notes	6.750%	06/01/21	591	596,910
SUPERVALU, Inc., Sr. Unsec’d. Notes	7.750%	11/15/22	4,015	4,050,132
US Foods, Inc., Gtd. Notes, 144A	5.875%	06/15/24	310	320,850
Wells Enterprises, Inc., Sr. Sec’d. Notes, 144A	6.750%	02/01/20	201	207,533

				36,059,853

Forest Products & Paper — 0.1%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500%	07/15/22	550	558,250
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.750%	07/15/23	225	228,375
Clearwater Paper Corp., Gtd. Notes, 144A	5.375%	02/01/25	600	594,000

				1,380,625

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500%	05/20/25	333	336,329

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Gas (continued)
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes(a)	5.625%	05/20/24	1,363	$1,393,668
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.875%	08/20/26	1,498	1,520,470
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes, 144A	7.500%	11/01/23	1,175	1,213,188

				4,463,655

Hand/Machine Tools — 0.2%
Apex Tool Group LLC, Gtd. Notes, 144A(g)	7.000%	02/01/21	1,300	1,163,499
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A	7.750%	02/15/21	1,055	1,084,013

				2,247,512

Healthcare-Products — 1.0%
Alere, Inc., Gtd. Notes	6.500%	06/15/20	611	601,835
Alere, Inc., Gtd. Notes, 144A	6.375%	07/01/23	187	185,831
Greatbatch Ltd., Gtd. Notes, 144A	9.125%	11/01/23	2,550	2,543,625
Hologic, Inc., Gtd. Notes, 144A	5.250%	07/15/22	750	789,375
Mallinckrodt International Finance SA, Gtd. Notes	4.750%	04/15/23	2,153	1,873,110
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.500%	04/15/25	935	836,825
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A(a)	5.625%	10/15/23	958	893,335
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.750%	08/01/22	294	282,975
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, Sr. Unsec’d. Notes, 144A	6.625%	05/15/22	4,025	3,572,188
Sterigenics-Nordion Holdings LLC, Sr. Unsec’d. Notes, 144A	6.500%	05/15/23	250	254,375

				11,833,474

Healthcare-Services — 6.1%
Acadia Healthcare Co., Inc., Gtd. Notes	5.125%	07/01/22	620	616,124
Acadia Healthcare Co., Inc., Gtd. Notes	5.625%	02/15/23	2,885	2,884,998
Acadia Healthcare Co., Inc., Gtd. Notes	6.125%	03/15/21	261	269,157
Acadia Healthcare Co., Inc., Gtd. Notes	6.500%	03/01/24	760	777,099
Centene Corp., Sr. Unsec’d. Notes	4.750%	01/15/25	525	512,531
Centene Corp., Sr. Unsec’d. Notes(a)	5.625%	02/15/21	505	530,957
Centene Corp., Sr. Unsec’d. Notes	6.125%	02/15/24	700	737,625
CHS/Community Health Systems, Inc., Gtd. Notes(a)	6.875%	02/01/22	8,766	6,092,370
CHS/Community Health Systems, Inc., Gtd. Notes(a)	7.125%	07/15/20	2,390	1,817,118
CHS/Community Health Systems, Inc., Gtd. Notes(a)	8.000%	11/15/19	2,336	1,938,878
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/15/18	36	35,279
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/01/21	725	672,438
DaVita, Inc., Gtd. Notes	5.000%	05/01/25	740	727,975
DaVita, Inc., Gtd. Notes(a)	5.125%	07/15/24	844	841,890
DaVita, Inc., Gtd. Notes	5.750%	08/15/22	375	391,875
Envision Healthcare Corp., Gtd. Notes, 144A	5.125%	07/01/22	666	663,503
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	300	310,500

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.625%		07/31/19	149	$158,685
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%		01/31/22	397	434,715
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	6.500%		09/15/18	150	158,625
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes, 144A	5.750%		02/15/21	525	567,000
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250%		02/15/21	1,000	1,076,250
HCA, Inc., Gtd. Notes	5.375%		02/01/25	9,512	9,535,781
HCA, Inc., Gtd. Notes	5.875%		05/01/23	930	988,125
HCA, Inc., Gtd. Notes(a)	5.875%		02/15/26	1,660	1,709,800
HCA, Inc., Gtd. Notes	7.500%		02/15/22	1,030	1,169,050
HCA, Inc., Gtd. Notes	7.500%		12/15/23	750	830,625
HCA, Inc., Sr. Sec’d. Notes	3.750%		03/15/19	478	491,145
HCA, Inc., Sr. Sec’d. Notes	4.250%		10/15/19	490	509,600
HCA, Inc., Sr. Sec’d. Notes	4.500%		02/15/27	605	594,413
HCA, Inc., Sr. Sec’d. Notes(a)	5.000%		03/15/24	548	563,755
HCA, Inc., Sr. Sec’d. Notes	5.250%		04/15/25	545	568,844
HealthSouth Corp., Gtd. Notes	5.125%		03/15/23	425	420,750
HealthSouth Corp., Gtd. Notes	5.750%		11/01/24	1,500	1,518,750
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes	8.375%		05/15/19	1,893	1,646,910
Kindred Healthcare, Inc., Gtd. Notes	6.375%		04/15/22	325	290,063
Kindred Healthcare, Inc., Gtd. Notes	8.000%		01/15/20	800	796,000
Kindred Healthcare, Inc., Gtd. Notes(a)	8.750%		01/15/23	925	864,875
LifePoint Health, Inc., Gtd. Notes(a)	5.875%		12/01/23	1,000	1,012,500
LifePoint Health, Inc., Gtd. Notes, 144A	5.375%		05/01/24	108	105,786
MEDNAX, Inc., Gtd. Notes, 144A	5.250%		12/01/23	900	927,000
MPH Acquisition Holdings LLC, Gtd. Notes, 144A	7.125%		06/01/24	2,553	2,687,288
Select Medical Corp., Gtd. Notes(a)	6.375%		06/01/21	4,700	4,700,000
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875%		04/15/21	625	665,625
Tenet Healthcare Corp., Gtd. Notes	6.000%		10/01/20	575	602,313
Tenet Healthcare Corp., Sec’d. Notes, 144A	7.500%		01/01/22	25	26,063
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%		10/01/21	125	123,906
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%		04/01/21	1,600	1,584,000
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.750%		06/01/20	210	212,100
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	5.000%		03/01/19	326	317,850
Tenet Healthcare Corp., Sr. Unsec’d. Notes	5.500%		03/01/19	200	196,520
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%		02/01/20	2,022	1,946,176
Tenet Healthcare Corp., Sr. Unsec’d. Notes(a)	6.750%		06/15/23	2,765	2,440,113
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.000%		08/01/20	360	355,536
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%		04/01/22	10,523	9,928,451

					72,545,305

Home Builders — 2.6%
Beazer Homes USA, Inc., Gtd. Notes	5.750%		06/15/19	2,550	2,639,249
Beazer Homes USA, Inc., Gtd. Notes	7.250%	(c)	02/01/23	1,325	1,344,875
Beazer Homes USA, Inc., Gtd. Notes	7.500%		09/15/21	2,925	2,998,125
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(a)	6.375%		05/15/25	1,175	1,172,063
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22	725	728,625
CalAtlantic Group, Inc., Gtd. Notes	5.375%		10/01/22	1,025	1,045,500
CalAtlantic Group, Inc., Gtd. Notes	5.875%		11/15/24	431	437,465
CalAtlantic Group, Inc., Gtd. Notes(a)	8.375%		01/15/21	1,685	1,963,025

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Home Builders (continued)
KB Home, Gtd. Notes	7.000%	12/15/21	850	$896,750
KB Home, Gtd. Notes	7.500%	09/15/22	425	448,375
KB Home, Gtd. Notes	7.625%	05/15/23	2,375	2,487,813
Lennar Corp., Gtd. Notes	4.750%	05/30/25	2,175	2,120,625
M/I Homes, Inc., Gtd. Notes	6.750%	01/15/21	1,542	1,607,535
Mattamy Group Corp. (Canada), Gtd. Notes, 144A	6.500%	11/15/20	520	527,800
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A(g)	6.875%	12/15/23	725	734,063
Meritage Homes Corp., Gtd. Notes	6.000%	06/01/25	1,025	1,037,813
PulteGroup, Inc., Gtd. Notes	5.000%	01/15/27	1,525	1,448,750
PulteGroup, Inc., Gtd. Notes	5.500%	03/01/26	1,725	1,712,063
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.625%	03/01/24	650	656,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.875%	04/15/23	2,450	2,486,750
Toll Brothers Finance Corp., Gtd. Notes	4.875%	11/15/25	43	42,248
Toll Brothers Finance Corp., Gtd. Notes(a)	5.625%	01/15/24	340	352,750
William Lyon Homes, Inc., Gtd. Notes	7.000%	08/15/22	1,750	1,811,250

				30,700,012

Home Furnishings
Tempur Sealy International, Inc., Gtd. Notes	5.625%	10/15/23	540	557,550

Household Products/Wares — 0.2%
ACCO Brands Corp., Gtd. Notes, 144A	5.250%	12/15/24	1,202	1,210,269
Central Garden & Pet Co., Gtd. Notes	6.125%	11/15/23	105	110,775
Prestige Brands, Inc., Gtd. Notes, 144A	5.375%	12/15/21	415	427,450
Prestige Brands, Inc., Gtd. Notes, 144A(a)	6.375%	03/01/24	205	215,250
Spectrum Brands, Inc., Gtd. Notes	5.750%	07/15/25	432	448,200
Spectrum Brands, Inc., Gtd. Notes	6.125%	12/15/24	143	150,865

				2,562,809

Housewares — 0.1%
Radio Systems Corp., Sec’d. Notes, 144A	8.375%	11/01/19	365	380,513
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A	5.250%	12/15/26	227	227,000
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A	6.000%	10/15/23	367	388,103

				995,616

Insurance — 0.1%
CNO Financial Group, Inc., Sr. Unsec’d. Notes(a)	4.500%	05/30/20	248	254,199
CNO Financial Group, Inc., Sr. Unsec’d. Notes	5.250%	05/30/25	489	488,389
Liberty Mutual Group, Inc., Gtd. Notes, 144A	7.800%	03/07/87	395	444,375
Radian Group, Inc., Sr. Unsec’d. Notes	7.000%	03/15/21	402	447,225

				1,634,188

Internet — 0.3%
Match Group, Inc., Sr. Unsec’d. Notes	6.375%	06/01/24	235	247,925
Netflix, Inc., Gtd. Notes, 144A	4.375%	11/15/26	177	171,690
Netflix, Inc., Sr. Unsec’d. Notes	5.375%	02/01/21	129	138,675
Netflix, Inc., Sr. Unsec’d. Notes	5.500%	02/15/22	580	624,950
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.000%	04/01/23	940	977,600
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	6.375%	05/15/25	1,115	1,165,175

				3,326,015

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Iron/Steel — 1.0%
AK Steel Corp., Sr. Sec’d. Notes	7.500%		07/15/23	620	$688,199
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	6.125%		06/01/25	980	1,073,099
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	7.250%		02/25/22	2,515	2,835,663
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	10.850%	(c)	06/01/19	1,800	2,105,999
Commercial Metals Co., Sr. Unsec’d. Notes	4.875%		05/15/23	697	700,485
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A(g)	6.375%		05/01/22	2,625	2,618,438
Steel Dynamics, Inc., Gtd. Notes	5.250%		04/15/23	640	670,400
Steel Dynamics, Inc., Gtd. Notes	5.500%		10/01/24	680	720,800
Steel Dynamics, Inc., Gtd. Notes, 144A	5.000%		12/15/26	245	244,081
United States Steel Corp., Sr. Sec’d. Notes, 144A	8.375%		07/01/21	262	289,649

					11,946,813

Leisure Time — 0.4%
Carlson Travel, Inc., Sr. Sec’d. Notes, 144A	6.750%		12/15/23	475	493,999
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750%		12/15/21	805	804,501
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A	5.375%		04/15/23	389	396,780
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A(g)	6.250%		05/15/25	1,950	1,813,500
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A(g)	8.500%		10/15/22	1,125	1,167,188

					4,675,968

Lodging — 2.2%
Boyd Gaming Corp., Gtd. Notes(a)	6.875%		05/15/23	4,263	4,582,724
Boyd Gaming Corp., Gtd. Notes, 144A	6.375%		04/01/26	525	565,425
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	10.500%		07/01/19	505	506,263
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	8.500%		12/01/21	4,620	4,908,750
Hilton Domestic Operating Co., Inc., Gtd. Notes, 144A	4.250%		09/01/24	465	451,050
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., Gtd. Notes, 144A	6.125%		12/01/24	513	532,879
Interval Acquisition Corp., Gtd. Notes	5.625%		04/15/23	1,375	1,402,500
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250%		11/15/22	1,175	1,195,563
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750%		11/15/21	1,715	1,736,438
MGM Resorts International, Gtd. Notes	4.625%		09/01/26	630	606,375
MGM Resorts International, Gtd. Notes	6.000%		03/15/23	1,095	1,182,600
MGM Resorts International, Gtd. Notes	6.625%		12/15/21	1,825	2,039,438
MGM Resorts International, Gtd. Notes(a)	7.750%		03/15/22	1,145	1,316,750
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A	5.875%		05/15/21	890	881,100
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A(g)	6.375%		06/01/21	3,800	3,790,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes(a)	5.375%		03/15/22	375	384,375
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes, 144A(a)	5.500%		03/01/25	320	317,440

					26,400,170

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Machinery-Construction & Mining — 0.4%
BlueLine Rental Finance Corp., Sec’d. Notes, 144A	7.000%	02/01/19	870	$848,249
Cortes NP Acquisition Corp., Sr. Unsec’d. Notes, 144A	9.250%	10/15/24	1,643	1,741,580
Terex Corp., Gtd. Notes	6.000%	05/15/21	800	818,000
Terex Corp., Gtd. Notes	6.500%	04/01/20	250	255,000
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A	9.750%	02/01/19	2,079	1,475,868

				5,138,697

Machinery-Diversified — 0.4%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500%	06/15/23	1,956	2,024,458
Cloud Crane LLC, Sec’d. Notes, 144A(g)	10.125%	08/01/24	1,950	2,086,500
Manitowoc Foodservice, Inc., Sr. Unsec’d. Notes	9.500%	02/15/24	700	806,750

				4,917,708

Media — 8.4%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	6.625%	02/15/23	700	719,249
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.500%	05/15/26	1,970	2,048,798
Altice SA (Luxembourg), Gtd. Notes, 144A	7.750%	05/15/22	1,020	1,088,849
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A(a)	5.375%	07/15/23	2,780	2,884,248
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500%	05/15/26	780	795,599
AMC Networks, Inc., Gtd. Notes	5.000%	04/01/24	945	949,725
Belo Corp., Gtd. Notes	7.750%	06/01/27	500	534,999
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	8.000%	04/15/20	1,369	1,502,478
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17	2,933	3,050,318
CBS Radio, Inc., Gtd. Notes, 144A(a)	7.250%	11/01/24	525	551,249
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.125%	02/15/23	825	847,688
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250%	03/15/21	275	283,249
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.250%	09/30/22	360	372,599
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.500%	05/01/26	3,330	3,396,598
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.750%	02/15/26	2,486	2,573,009
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A(a)	5.875%	04/01/24	2,346	2,504,354
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%	05/01/27	3,075	3,190,313
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Sec’d. Notes, 144A	7.750%	07/15/25	6,666	7,332,599
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	4,085	4,156,488
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%	12/15/21	3,120	3,174,600
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%	09/15/20	425	437,750
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	6.500%	11/15/22	2,089	2,089,000

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	7.625%	03/15/20	1,546	$1,545,026
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625%	03/15/20	800	768,000
Clear Channel Worldwide Holdings, Inc., Gtd. Notes(a)	6.500%	11/15/22	1,158	1,184,056
CSC Holdings LLC, Gtd. Notes, 144A(a)	5.500%	04/15/27	952	963,899
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%	11/15/21	170	182,749
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%	02/15/19	461	509,405
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24	1,200	1,234,800
DISH DBS Corp., Gtd. Notes	6.750%	06/01/21	3,902	4,233,670
DISH DBS Corp., Gtd. Notes	7.750%	07/01/26	5,505	6,206,888
Gray Television, Inc., Gtd. Notes, 144A	5.125%	10/15/24	590	570,825
Gray Television, Inc., Gtd. Notes, 144A	5.875%	07/15/26	2,105	2,089,213
iHeartCommunications, Inc., Sr. Sec’d. Notes	9.000%	12/15/19	163	133,253
Liberty Interactive LLC, Sr. Unsec’d. Notes(a)	8.250%	02/01/30	775	825,375
LIN Television Corp., Gtd. Notes	5.875%	11/15/22	278	282,170
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	6.375%	04/01/23	1,491	1,565,550
Nexstar Broadcasting, Inc., Gtd. Notes, 144A(a)	6.125%	02/15/22	280	289,800
Nexstar Escrow Corp., Gtd. Notes, 144A(a)	5.625%	08/01/24	1,365	1,354,763
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	1,544	1,572,950
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%	01/15/23	2,305	2,391,438
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.000%	05/15/22	1,731	1,776,439
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.250%	05/15/24	489	491,445
SFR Group SA (France), Sr. Sec’d. Notes, 144A	7.375%	05/01/26	6,642	6,808,050
Sinclair Television Group, Inc., Gtd. Notes	5.375%	04/01/21	715	736,450
Sinclair Television Group, Inc., Gtd. Notes	6.125%	10/01/22	500	521,250
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.125%	02/15/27	1,250	1,187,500
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.625%	08/01/24	746	762,785
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875%	03/15/26	500	501,250
Sirius XM Radio, Inc., Gtd. Notes, 144A(a)	4.625%	05/15/23	695	688,050
Sirius XM Radio, Inc., Gtd. Notes, 144A(a)	5.375%	04/15/25	790	786,050
TEGNA, Inc., Gtd. Notes	6.375%	10/15/23	950	1,005,243
TEGNA, Inc., Gtd. Notes, 144A	5.500%	09/15/24	255	257,550
Time, Inc., Gtd. Notes, 144A	5.750%	04/15/22	1,425	1,474,875
Tribune Media Co., Gtd. Notes	5.875%	07/15/22	1,550	1,575,188
Unitymedia GmbH (Germany), Sec’d. Notes, 144A	6.125%	01/15/25	1,400	1,438,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.000%	01/15/25	300	298,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500%	01/15/23	600	624,750
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%	05/15/23	250	246,250
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(g)	5.125%	02/15/25	2,105	2,012,906
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22	345	362,250
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375%	01/15/25	1,425	1,435,688
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%	06/15/24	885	908,231

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	5.750%	01/15/25	213	$213,533
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.375%	04/15/23	400	415,500
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.250%	01/15/26	200	197,500
Ziggo Bond Finance Bv (Netherlands), Sr. Unsec’d. Notes, 144A	6.000%	01/15/27	450	436,500
Ziggo Secured Finance BV (Netherlands), Sr. Sec’d. Notes, 144A	5.500%	01/15/27	1,005	979,674

				100,529,496

Metal Fabricate/Hardware — 0.6%
Grinding Media, Inc./MC Grinding Media Canada, Inc., Sr. Sec’d. Notes, 144A	7.375%	12/15/23	600	630,360
Novelis Corp., Gtd. Notes, 144A(a)	5.875%	09/30/26	2,060	2,080,600
Novelis Corp., Gtd. Notes, 144A	6.250%	08/15/24	870	922,200
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A	8.750%	12/15/18	320	332,800
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A	9.875%	06/15/23	2,610	2,923,200

				6,889,160

Mining — 3.5%
Alamos Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750%	04/01/20	200	207,999
Alcoa Nederland Holding BV, Gtd. Notes, 144A	6.750%	09/30/24	962	1,043,770
Aleris International, Inc., Sr. Sec’d. Notes, 144A	9.500%	04/01/21	430	461,175
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.125%	09/27/22	1,049	1,056,878
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.450%	09/27/20	200	204,999
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.875%	05/14/25	830	841,413
Coeur Mining, Inc., Gtd. Notes	7.875%	02/01/21	334	346,525
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A	6.125%	12/15/20	1,300	1,319,500
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.250%	05/15/22	325	320,125
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	9.750%	03/01/22	1,475	1,711,103
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.550%	03/01/22	1,435	1,334,550
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.875%	03/15/23	6,445	5,913,288
Freeport-McMoRan, Inc., Gtd. Notes(a)	4.000%	11/14/21	957	933,075
Freeport-McMoRan, Inc., Gtd. Notes(a)	4.550%	11/14/24	200	187,500
Freeport-McMoRan, Inc., Gtd. Notes	5.400%	11/14/34	92	77,280
Freeport-McMoRan, Inc., Gtd. Notes	5.450%	03/15/43	1,438	1,189,974
Hecla Mining Co., Gtd. Notes	6.875%	05/01/21	673	688,143
HudBay Minerals, Inc. (Canada), Gtd. Notes, 144A	7.250%	01/15/23	210	217,350
HudBay Minerals, Inc. (Canada), Gtd. Notes, 144A	7.625%	01/15/25	750	779,535
International Wire Group, Inc., Sec’d. Notes, 144A(g)	10.750%	08/01/21	1,969	1,850,860
Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes, 144A	11.000%	05/15/22	1,000	1,100,000
Kaiser Aluminum Corp., Gtd. Notes	5.875%	05/15/24	940	972,900
Kinross Gold Corp. (Canada), Gtd. Notes	5.950%	03/15/24	1,250	1,265,625
Kinross Gold Corp. (Canada), Gtd. Notes	6.875%	09/01/41	175	161,656

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining (continued)
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500%		11/01/20	1,995	$2,122,182
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.875%		11/01/22	420	456,750
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.250%		11/15/22	2,317	2,374,925
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000%		04/15/20	1,950	1,998,750
Teck Resources Ltd. (Canada), Gtd. Notes(a)	4.750%		01/15/22	6,520	6,536,301
Teck Resources Ltd. (Canada), Gtd. Notes	5.400%		02/01/43	380	336,300
Teck Resources Ltd. (Canada), Gtd. Notes	6.000%		08/15/40	765	726,750
Teck Resources Ltd. (Canada), Gtd. Notes	6.250%		07/15/41	1,800	1,734,624
Teck Resources Ltd. (Canada), Gtd. Notes, 144A	8.000%		06/01/21	95	104,500
Teck Resources Ltd. (Canada), Gtd. Notes, 144A(a)	8.500%		06/01/24	365	420,663
Teck Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.125%		10/01/35	355	345,238

					41,342,206

Miscellaneous Manufacturing — 0.9%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.750%		04/15/19	1,338	1,344,690
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.125%		01/15/23	229	218,329
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.750%		03/15/20	147	154,718
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.750%		12/01/21	4,270	4,531,537
EnPro Industries, Inc., Gtd. Notes	5.875%		09/15/22	1,025	1,053,188
Gates Global LLC/Gates Global Co., Gtd. Notes, 144A(a)(g)	6.000%		07/15/22	1,150	1,124,700
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	2,260	2,291,075

					10,718,237

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.500%		12/01/24	1,545	1,579,763

Oil & Gas — 6.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Sr. Unsec’d. Notes, 144A	7.875%		12/15/24	725	750,375
Antero Resources Corp., Gtd. Notes	5.125%		12/01/22	2,354	2,377,539
Antero Resources Corp., Gtd. Notes	5.375%		11/01/21	850	869,125
Antero Resources Corp., Gtd. Notes(a)	5.625%		06/01/23	1,075	1,100,531
Antero Resources Corp., Sr. Unsec’d. Notes, 144A	5.000%		03/01/25	267	261,129
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.125%		06/01/21	100	90,249
Baytex Energy Corp. (Canada), Gtd. Notes, 144A	5.625%		06/01/24	350	308,875
Bonanza Creek Energy, Inc., Gtd. Notes	6.750%	(c)	04/15/21	1,195	890,275
California Resources Corp., Gtd. Notes	5.500%		09/15/21	45	35,324
California Resources Corp., Gtd. Notes	6.000%		11/15/24	305	222,648
California Resources Corp., Sec’d. Notes, 144A	8.000%		12/15/22	5,472	4,870,078
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%		11/15/39	187	208,499
Chesapeake Energy Corp., Gtd. Notes(a)	4.875%		04/15/22	790	720,875
Chesapeake Energy Corp., Gtd. Notes	5.750%		03/15/23	229	215,260
Chesapeake Energy Corp., Gtd. Notes(a)	6.125%		02/15/21	460	448,500
Chesapeake Energy Corp., Gtd. Notes, 144A	8.000%		01/15/25	262	267,240
Chesapeake Energy Corp., Sec’d. Notes, 144A	8.000%		12/15/22	127	137,001
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750%		02/15/20	2,096	2,247,960

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A	6.250%	08/15/22	800	$832,000
Concho Resources, Inc., Gtd. Notes	5.500%	04/01/23	1,125	1,165,838
Continental Resources, Inc., Gtd. Notes	3.800%	06/01/24	77	71,033
Continental Resources, Inc., Gtd. Notes(a)	4.500%	04/15/23	313	306,740
Diamondback Energy, Inc., Gtd. Notes, 144A	4.750%	11/01/24	182	178,360
Diamondback Energy, Inc., Gtd. Notes, 144A	5.375%	05/31/25	925	930,273
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	7.000%	08/15/21	1,550	1,612,000
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%	09/15/23	700	747,250
Ensco PLC, Sr. Unsec’d. Notes	4.500%	10/01/24	114	97,755
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	6.375%	06/15/23	282	222,780
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	7.750%	09/01/22	1,247	1,010,070
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	9.375%	05/01/20	1,032	951,370
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes, 144A	8.000%	11/29/24	1,117	1,200,440
Halcon Resources Corp., Sec’d. Notes, 144A(a)(g)	8.625%	02/01/20	2,275	2,366,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	5.000%	12/01/24	640	635,200
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A(g)	5.750%	10/01/25	2,031	2,056,388
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375%	01/30/23	1,902	1,692,780
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500%	03/15/21	4,250	3,931,250
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	513	464,265
Murphy Oil Corp., Sr. Unsec’d. Notes(a)	6.875%	08/15/24	550	585,750
Murphy Oil USA, Inc., Gtd. Notes	6.000%	08/15/23	625	651,563
Nabors Industries, Inc., Gtd. Notes, 144A	5.500%	01/15/23	153	159,311
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%	01/01/26	1,750	1,784,300
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%	01/30/22	634	668,078
Noble Holding International Ltd. (United Kingdom), Gtd. Notes	5.250%	03/15/42	35	23,100
Noble Holding International Ltd. (United Kingdom), Gtd. Notes	6.200%	08/01/40	232	165,880
Noble Holding International Ltd. (United Kingdom), Gtd. Notes	7.750%	01/15/24	1,264	1,188,918
Oasis Petroleum, Inc., Gtd. Notes(a)	6.875%	03/15/22	534	547,350
Oasis Petroleum, Inc., Gtd. Notes	6.875%	01/15/23	38	38,950
Parker Drilling Co., Gtd. Notes	6.750%	07/15/22	163	140,995
Parker Drilling Co., Gtd. Notes(a)	7.500%	08/01/20	734	660,600
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A(a)	7.000%	11/15/23	500	497,500
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%	12/15/21	450	456,750
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	7.750%	12/15/23	950	1,002,250
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%	05/01/23	646	647,615
Range Resources Corp., Gtd. Notes	4.875%	05/15/25	333	322,594
Range Resources Corp., Gtd. Notes, 144A	5.000%	08/15/22	300	298,125
Range Resources Corp., Gtd. Notes, 144A	5.000%	03/15/23	1,252	1,239,480
Range Resources Corp., Gtd. Notes, 144A	5.875%	07/01/22	3,640	3,785,600
Rice Energy, Inc., Gtd. Notes	6.250%	05/01/22	300	308,250
Rice Energy, Inc., Gtd. Notes(a)	7.250%	05/01/23	2,275	2,411,500
Rowan Cos., Inc., Gtd. Notes	7.375%	06/15/25	563	574,260
RSP Permian, Inc., Gtd. Notes, 144A	5.250%	01/15/25	220	221,100

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A	8.625%	11/01/18	661	$555,240
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%	01/15/24	785	739,863
SM Energy Co., Sr. Unsec’d. Notes(a)	5.625%	06/01/25	432	416,880
SM Energy Co., Sr. Unsec’d. Notes	6.500%	01/01/23	31	31,504
Stone Energy Corp., Gtd. Notes(i)	7.500%	11/15/22	306	183,600
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.250%	04/15/21	595	606,156
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	6.375%	04/01/23	3,100	3,138,751
Tesoro Corp., Gtd. Notes, 144A	4.750%	12/15/23	1,283	1,291,821
Tesoro Corp., Gtd. Notes, 144A	5.125%	12/15/26	1,550	1,567,670
Transocean, Inc., Gtd. Notes(a)	5.550%	10/15/22	248	217,620
Transocean, Inc., Gtd. Notes	6.800%	03/15/38	842	652,550
Transocean, Inc., Gtd. Notes, 144A	9.000%	07/15/23	2,496	2,558,400
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%	11/01/20	1,675	1,595,438
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A(i)	6.125%	10/01/24	1,165	1,095,100
W&T Offshore, Inc., Gtd. Notes	8.500%	06/15/19	421	269,440
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500%	02/15/23	2,251	2,431,080
Western Refining, Inc., Gtd. Notes	6.250%	04/01/21	1,385	1,436,938
Whiting Petroleum Corp., Gtd. Notes(a)	5.750%	03/15/21	1,476	1,469,860
Whiting Petroleum Corp., Gtd. Notes(a)	6.250%	04/01/23	216	216,000
WPX Energy, Inc., Sr. Unsec’d. Notes	5.250%	09/15/24	413	400,610
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	6.000%	01/15/22	2,075	2,126,875
WPX Energy, Inc., Sr. Unsec’d. Notes	7.500%	08/01/20	750	806,250
WPX Energy, Inc., Sr. Unsec’d. Notes(a)	8.250%	08/01/23	550	614,625

				79,295,365

Oil & Gas Exploration & Production
Penn VA Corp. Escrow, Gtd. Notes^	—%	12/31/99	135	2,025
Penn VA Corp. Escrow, Notes^	—%	12/31/99	610	9,150

				11,175

Oil & Gas Services — 0.6%
Archrock Partners LP/Archrock Partners Finance Corp., Gtd. Notes	6.000%	10/01/22	360	349,200
CGG SA (France), Gtd. Notes	6.500%	06/01/21	675	310,500
CGG SA (France), Gtd. Notes	6.875%	01/15/22	90	41,399
CSI Compressco LP/CSI Compressco Finance, Inc., Gtd. Notes	7.250%	08/15/22	560	529,200
PHI, Inc., Gtd. Notes	5.250%	03/15/19	525	493,500
Sea Trucks Group Ltd. (Nigeria), Sr. Sec’d. Notes, RegS, 144A	9.000%	03/26/18	1,170	444,599
SemGroup LP, Gtd. Notes^(g)(i)	—%	12/31/49	2,555	26
SESI LLC, Gtd. Notes	7.125%	12/15/21	149	151,608
Transocean Proteus Ltd., Sr. Sec’d. Notes, 144A	6.250%	12/01/24	449	453,212
Trinidad Drilling Ltd. (Canada), Gtd. Notes, 144A	7.875%	01/15/19	900	897,750
Weatherford International LLC, Gtd. Notes	6.800%	06/15/37	66	54,120
Weatherford International Ltd., Gtd. Notes	4.500%	04/15/22	252	218,610
Weatherford International Ltd., Gtd. Notes	5.950%	04/15/42	182	137,410
Weatherford International Ltd., Gtd. Notes(a)	6.500%	08/01/36	492	394,830
Weatherford International Ltd., Gtd. Notes	6.750%	09/15/40	104	83,200
Weatherford International Ltd., Gtd. Notes(a)	7.000%	03/15/38	718	597,735
Weatherford International Ltd., Gtd. Notes(a)	7.750%	06/15/21	146	147,460
Weatherford International Ltd., Gtd. Notes	8.250%	06/15/23	328	333,740

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas Services (continued)
Weatherford International Ltd., Gtd. Notes, 144A	9.875%		02/15/24	981	$1,045,373

					6,683,472

Packaging & Containers — 2.0%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%		04/15/19	718	732,359
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A	7.125%		09/15/23	1,825	1,802,188
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.000%		06/30/21	600	610,499
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.250%		01/31/19	605	614,830
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	6.750%		01/31/21	800	823,999
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	7.250%		05/15/24	3,575	3,767,156
Ball Corp., Gtd. Notes	5.000%		03/15/22	475	497,563
Ball Corp., Gtd. Notes	5.250%		07/01/25	516	539,219
Berry Plastics Corp., Sec’d. Notes	5.125%		07/15/23	800	813,999
Berry Plastics Corp., Sec’d. Notes	6.000%		10/15/22	300	317,249
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A	7.875%		11/01/19	1,950	1,935,375
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.375%		01/15/25	600	604,500
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375%		08/15/25	464	489,520
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500%		08/15/19	1,400	1,211,000
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A(g)	6.500%		10/01/21	3,225	3,370,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Gtd. Notes	8.250%		02/15/21	95	98,468
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Gtd. Notes, 144A	7.000%		07/15/24	1,725	1,833,891
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Sr. Sec’d. Notes	5.750%		10/15/20	550	567,188
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Sr. Sec’d. Notes, 144A	5.125%		07/15/23	730	745,513
Sealed Air Corp., Gtd. Notes, 144A	4.875%		12/01/22	550	565,125
Sealed Air Corp., Gtd. Notes, 144A	5.125%		12/01/24	965	991,538
Sealed Air Corp., Gtd. Notes, 144A	5.250%		04/01/23	775	804,063

					23,735,367

Pharmaceuticals — 2.0%
Endo Finance LLC, Gtd. Notes, 144A(a)	5.750%		01/15/22	3,064	2,703,980
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375%	(c)	01/15/23	275	233,063
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	7.250%	(c)	01/15/22	789	725,880
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%		07/15/23	1,190	1,042,738

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.500%	(c)	02/01/25	1,075	$900,313
Horizon Pharma, Inc., Gtd. Notes(a)	6.625%		05/01/23	1,475	1,404,938
Horizon Pharma, Inc./Horizon Pharma USA, Inc., Gtd. Notes, 144A	8.750%		11/01/24	850	860,625
Nature’s Bounty Co. (The), Sr. Unsec’d. Notes, 144A(a)(g)	7.625%		05/15/21	1,710	1,769,850
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375%		03/15/20	1,680	1,419,600
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.500%		03/01/23	371	278,250
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%		12/01/21	277	214,675
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.875%		05/15/23	3,518	2,656,090
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	6.125%		04/15/25	3,745	2,813,431
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.375%		10/15/20	1,193	1,024,859
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.750%		08/15/18	650	615,875
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.750%		08/15/21	550	456,500
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.000%		10/01/20	983	847,223
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	7.250%		07/15/22	525	429,188
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%		07/15/21	1,300	1,101,750
Vizient, Inc., Sr. Unsec’d. Notes, 144A	10.375%		03/01/24	1,975	2,236,688

					23,735,516

Pipelines — 2.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A	5.375%		09/15/24	700	706,999
Blue Racer Midstream LLC/Blue Racer Finance Corp., Gtd. Notes, 144A	6.125%		11/15/22	280	279,999
Boardwalk Pipelines LP, Gtd. Notes	4.950%		12/15/24	360	369,637
Boardwalk Pipelines LP, Gtd. Notes	5.950%		06/01/26	306	332,388
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes(a)	6.000%		12/15/20	680	697,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.125%		03/01/22	635	650,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	6.250%	(c)	04/01/23	125	127,500
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	4.750%		09/30/21	110	111,375
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%		03/15/20	40	41,500
DCP Midstream Operating LP, Gtd. Notes	3.875%		03/15/23	478	459,779
DCP Midstream Operating LP, Gtd. Notes	4.950%		04/01/22	183	187,575
Energy Transfer Equity LP, Sr. Sec’d. Notes(a)	5.875%		01/15/24	1,275	1,316,438
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.150%		06/01/25	365	354,292
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	4.850%		07/15/26	196	197,712
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	5.625%		06/15/24	189	185,693

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000%	05/15/23	341	$346,968
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.750%	08/01/22	295	306,505
Holly Energy Partners LP/Holly Energy Finance Corp., Gtd. Notes, 144A	6.000%	08/01/24	664	692,220
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes	7.250%	02/15/21	290	286,375
NuStar Logistics LP, Gtd. Notes	4.800%	09/01/20	323	323,808
NuStar Logistics LP, Gtd. Notes	6.750%	02/01/21	197	212,760
ONEOK, Inc., Sr. Unsec’d. Notes	4.250%	02/01/22	92	92,460
ONEOK, Inc., Sr. Unsec’d. Notes	7.500%	09/01/23	99	113,850
PBF Logistics LP/PBF Logistics Finance Corp., Gtd. Notes	6.875%	05/15/23	281	276,083
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%	04/15/23	1,075	1,109,938
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A(g)	5.625%	04/15/20	1,875	1,973,438
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes	5.625%	07/15/22	115	112,988
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes	5.625%	11/15/23	706	688,350
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	02/01/21	500	535,000
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	04/15/23	1,635	1,737,188
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.750%	05/15/24	1,760	1,887,600
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes, 144A(a)	5.875%	06/30/26	700	754,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	5.500%	08/15/22	293	285,675
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes	7.500%	07/01/21	283	297,150
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500%	09/15/24	465	461,513
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.250%	11/15/23	91	87,019
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.250%	05/01/23	1,037	1,047,370
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.375%	08/01/22	204	211,140
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.750%	03/15/24	1,500	1,608,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	5.375%	02/01/27	675	668,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.250%	01/15/25	455	464,669
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.500%	10/15/19	87	92,003
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.875%	10/01/20	616	635,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125%	10/15/21	50	52,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.250%	10/15/22	1,175	1,245,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.375%	05/01/24	1,220	1,305,400
Western Gas Partners LP, Sr. Unsec’d. Notes	5.375%	06/01/21	320	344,178
Williams Cos., Inc. (The), Sr. Unsec’d. Notes(a)	3.700%	01/15/23	545	525,925

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	5.750%	06/24/44	355	$344,350
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.500%	01/15/31	40	45,100
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.750%	06/15/31	283	322,620

				27,512,905

Real Estate — 0.3%
Crescent Communities LLC/Crescent Ventures, Inc., Sr. Sec’d. Notes, 144A	8.875%	10/15/21	850	856,375
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A(g)	8.250%	12/01/22	1,975	2,137,938

				2,994,313

Real Estate Investment Trusts (REITs) — 1.1%
Communications Sales & Leasing, Inc./CSL Capital LLC, Gtd. Notes, 144A	7.125%	12/15/24	575	580,750
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%	11/15/22	750	789,375
Equinix, Inc., Sr. Unsec’d. Notes	5.375%	01/01/22	802	842,100
Equinix, Inc., Sr. Unsec’d. Notes	5.750%	01/01/25	450	470,250
Equinix, Inc., Sr. Unsec’d. Notes	5.875%	01/15/26	1,024	1,077,761
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250%	05/01/25	478	475,610
FelCor Lodging LP, Gtd. Notes(a)	6.000%	06/01/25	950	988,000
Iron Mountain, Inc., Gtd. Notes	5.750%	08/15/24	690	708,975
Iron Mountain, Inc., Gtd. Notes, 144A	6.000%	10/01/20	306	322,830
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	4.500%	09/01/26	1,425	1,368,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	5.625%	05/01/24	855	895,613
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.250%	08/01/26	1,050	1,029,000
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375%	03/01/24	975	1,020,094
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%	04/15/21	600	609,000
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000%	04/15/23	1,675	1,691,750
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%	06/01/23	400	399,000
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%	02/01/21	425	436,688

				13,704,796

Retail — 3.9%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000%	04/01/22	1,680	1,755,600
1011778 BC ULC/New Red Finance, Inc. (Canada), Sr. Sec’d. Notes, 144A	4.625%	01/15/22	240	244,800
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	7.000%	05/20/22	185	194,713
Brinker International, Inc., Gtd. Notes, 144A	5.000%	10/01/24	900	897,749
Caleres, Inc., Gtd. Notes	6.250%	08/15/23	1,175	1,233,749
CEC Entertainment, Inc., Gtd. Notes	8.000%	02/15/22	2,375	2,422,499
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%	03/15/20	1,168	548,960
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000%	03/15/19	3,882	1,960,410

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Retail (continued)
CST Brands, Inc., Gtd. Notes	5.000%		05/01/23	700	$722,749
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes	6.750%	(c)	06/15/23	702	689,715
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.500%		05/01/21	750	746,250
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	6.750%		01/15/22	1,000	987,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625%		06/15/20	150	147,750
Guitar Center, Inc., Sr. Sec’d. Notes, 144A	6.500%		04/15/19	467	423,803
Hot Topic, Inc., Sr. Sec’d. Notes, 144A(g)	9.250%		06/15/21	1,025	1,078,813
JC Penney Corp., Inc., Sr. Sec’d. Notes, 144A	5.875%		07/01/23	1,070	1,103,438
Jo-Ann Stores LLC, Sr. Unsec’d. Notes, 144A	8.125%		03/15/19	224	222,880
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.000%		06/01/24	545	556,581
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A	5.250%		06/01/26	1,885	1,913,275
L Brands, Inc., Gtd. Notes	6.750%		07/01/36	3,150	3,189,376
L Brands, Inc., Gtd. Notes	6.875%		11/01/35	125	127,500
Landry’s, Inc., Sr. Unsec’d. Notes, 144A(g)	6.750%		10/15/24	2,900	2,943,500
Men’s Wearhouse, Inc. (The), Gtd. Notes	7.000%		07/01/22	1,225	1,200,500
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A(a)	8.000%		10/15/21	8,126	6,033,555
New Albertsons, Inc., Sr. Unsec’d. Notes	7.450%		08/01/29	99	93,555
New Albertsons, Inc., Sr. Unsec’d. Notes	7.750%		06/15/26	285	282,149
New Albertsons, Inc., Sr. Unsec’d. Notes	8.000%		05/01/31	110	105,325
New Albertsons, Inc., Sr. Unsec’d. Notes	8.700%		05/01/30	750	753,749
Party City Holdings, Inc., Gtd. Notes, 144A	6.125%		08/15/23	360	376,200
Penske Automotive Group, Inc., Gtd. Notes	5.500%		05/15/26	907	895,663
PetSmart, Inc., Sr. Unsec’d. Notes, 144A(a)	7.125%		03/15/23	3,130	3,192,598
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250%		06/30/20	1,685	1,647,088
Rite Aid Corp., Gtd. Notes, 144A	6.125%		04/01/23	1,500	1,612,500
Rite Aid Corp., Gtd. Notes, 144A	6.375%		04/01/23	2,425	2,606,875
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500%		11/01/23	350	363,125
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%		12/01/25	1,050	1,092,000
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A(g)	8.000%		06/15/22	1,989	1,710,540

					46,077,032

Semiconductors — 1.2%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes(a)	7.000%		07/01/24	391	405,663
Micron Technology, Inc., Sr. Sec’d. Notes, 144A	7.500%		09/15/23	1,636	1,811,870
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%		02/01/25	863	858,685
Micron Technology, Inc., Sr. Unsec’d. Notes	5.875%		02/15/22	201	209,543
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%		08/01/23	4,035	4,050,131
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A(a)	5.625%		01/15/26	1,745	1,729,731
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%		06/01/21	320	330,400
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%		06/15/22	1,277	1,337,658
Sensata Technologies BV, Gtd. Notes, 144A	4.875%		10/15/23	2,165	2,213,713
Sensata Technologies BV, Gtd. Notes, 144A	5.000%		10/01/25	250	245,000

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Semiconductors (continued)
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A	6.250%	02/15/26	1,603	$1,675,135

				14,867,529

Software — 4.4%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	8.125%	07/15/21	9,930	9,278,344
Boxer Parent Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	9.000%	10/15/19	3,850	3,609,375
Camelot Finance SA (Luxembourg), Sr. Unsec’d. Notes, 144A	7.875%	10/15/24	850	879,750
Change Healthcare Holdings, Inc., Gtd. Notes, 144A	6.000%	02/15/21	1,235	1,290,575
Donnelley Financial Solutions, Inc., Sr. Unsec’d. Notes, 144A	8.250%	10/15/24	310	315,425
First Data Corp., Gtd. Notes, 144A(a)	7.000%	12/01/23	12,462	13,272,030
First Data Corp., Sec’d. Notes, 144A	5.750%	01/15/24	910	939,011
First Data Corp., Sr. Sec’d. Notes, 144A	5.000%	01/15/24	1,178	1,184,267
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl, Gtd. Notes, 144A	10.000%	11/30/24	2,310	2,454,376
Inception Merger Sub, Inc./Rackspace Hosting, Inc., Sr. Unsec’d. Notes, 144A(a)	8.625%	11/15/24	2,140	2,265,084
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A(a)(g)	7.125%	05/01/21	4,365	4,495,950
Infor US, Inc., Gtd. Notes(g)	6.500%	05/15/22	3,643	3,797,828
Infor US, Inc., Sr. Sec’d. Notes, 144A(a)	5.750%	08/15/20	455	476,613
Informatica LLC, Sr. Unsec’d. Notes, 144A(a)	7.125%	07/15/23	2,429	2,319,695
Nuance Communications, Inc., Gtd. Notes, 144A(a)	5.375%	08/15/20	1,531	1,575,016
Nuance Communications, Inc., Gtd. Notes, 144A	6.000%	07/01/24	2,000	2,065,000
Open Text Corp. (Canada), Gtd. Notes, 144A	5.875%	06/01/26	227	239,485
Quintiles IMS, Inc., Gtd. Notes, 144A	5.000%	10/15/26	300	300,750
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A	7.375%	10/15/24	875	907,813
Solera LLC/Solera Finance, Inc., Sr. Unsec’d. Notes, 144A	10.500%	03/01/24	490	551,250

				52,217,637

Telecommunications — 7.2%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250%	02/15/23	1,500	1,657,500
Alcatel-Lucent USA, Inc. (France), Sr. Unsec’d. Notes	6.450%	03/15/29	730	761,025
Avaya, Inc., Sec’d. Notes, 144A (original cost $2,684,512; purchased 01/21/14 – 10/16/15)(f)(g)	10.500%	03/01/21	3,560	1,530,799
Avaya, Inc., Sec’d. Notes, 144A	10.500%	03/01/21	320	137,599
Avaya, Inc., Sr. Sec’d. Notes, 144A	7.000%	04/01/19	527	461,125
CenturyLink, Inc., Sr. Unsec’d. Notes	6.875%	01/15/28	1,000	905,000
Cincinnati Bell, Inc., Gtd. Notes, 144A	7.000%	07/15/24	463	489,623
CommScope Technologies Finance LLC, Gtd. Notes, 144A	6.000%	06/15/25	723	766,380
CommScope, Inc., Gtd. Notes, 144A	5.500%	06/15/24	692	716,220
Consolidated Communications, Inc., Gtd. Notes	6.500%	10/01/22	430	426,775
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	1,500	1,286,955
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750%	03/01/23	1,750	1,577,853
Embarq Corp., Sr. Unsec’d. Notes	7.995%	06/01/36	5,200	4,875,000

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Frontier Communications Corp., Sr. Unsec’d. Notes(a)	6.250%	09/15/21	1,865	$1,767,088
Frontier Communications Corp., Sr. Unsec’d. Notes	8.500%	04/15/20	1,278	1,341,900
Frontier Communications Corp., Sr. Unsec’d. Notes	9.250%	07/01/21	1,510	1,585,500
Frontier Communications Corp., Sr. Unsec’d. Notes	10.500%	09/15/22	1,268	1,333,048
Frontier Communications Corp., Sr. Unsec’d. Notes	11.000%	09/15/25	4,094	4,227,056
Goodman Networks, Inc., Sr. Sec’d. Notes(g)	12.125%	07/01/18	1,310	393,000
GTT Escrow Corp., Gtd. Notes, 144A	7.875%	12/31/24	700	729,890
Hughes Satellite Systems Corp., Gtd. Notes, 144A(a)	6.625%	08/01/26	378	379,890
Hughes Satellite Systems Corp., Sr. Sec’d. Notes, 144A	5.250%	08/01/26	903	884,940
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A	6.500%	10/01/24	1,050	1,065,750
Intelsat Connect Finance SA (Luxembourg), Notes	12.500%	04/01/22	280	172,200
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500%	08/01/23	2,983	2,009,945
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	04/01/19	441	370,440
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%	10/15/20	2,735	2,119,625
Intelsat Jackson Holdings SA (Luxembourg), Sr. Sec’d. Notes, 144A(a)	8.000%	02/15/24	847	870,293
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	7.750%	06/01/21	1,323	433,283
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	8.125%	06/01/23	1,505	470,313
Level 3 Financing, Inc., Gtd. Notes	5.125%	05/01/23	5	5,019
Level 3 Financing, Inc., Gtd. Notes	5.375%	01/15/24	619	625,190
Level 3 Financing, Inc., Gtd. Notes	5.625%	02/01/23	286	293,150
Level 3 Financing, Inc., Gtd. Notes, 144A	5.250%	03/15/26	3,212	3,179,880
Nokia OYJ (Finland), Sr. Unsec’d. Notes	5.375%	05/15/19	311	328,261
Nokia OYJ (Finland), Sr. Unsec’d. Notes	6.625%	05/15/39	318	335,490
Qwest Capital Funding, Inc., Gtd. Notes	6.875%	07/15/28	222	201,465
Qwest Capital Funding, Inc., Gtd. Notes	7.750%	02/15/31	895	814,450
Qwest Corp., Sr. Unsec’d. Notes	7.250%	09/15/25	350	375,461
SoftBank Group Corp. (Japan), Gtd. Notes, 144A	4.500%	04/15/20	1,032	1,057,800
Sprint Capital Corp., Gtd. Notes(a)	6.875%	11/15/28	4,084	4,032,951
Sprint Capital Corp., Gtd. Notes	8.750%	03/15/32	1,286	1,414,600
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	2,686	2,961,315
Sprint Communications, Inc., Sr. Unsec’d. Notes	7.000%	08/15/20	1,475	1,563,662
Sprint Communications, Inc., Sr. Unsec’d. Notes	11.500%	11/15/21	243	298,283
Sprint Corp., Gtd. Notes(a)(g)	7.125%	06/15/24	4,994	5,143,820
Sprint Corp., Gtd. Notes	7.250%	09/15/21	759	806,438
Sprint Corp., Gtd. Notes(a)(g)	7.625%	02/15/25	2,707	2,845,734
Sprint Corp., Gtd. Notes(g)	7.875%	09/15/23	4,496	4,799,480
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%	03/20/23	437	437,817
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303%	05/30/24	1,100	1,075,250
T-Mobile USA, Inc., Gtd. Notes	6.000%	03/01/23	924	975,975

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
T-Mobile USA, Inc., Gtd. Notes	6.000%	04/15/24	208	$219,180
T-Mobile USA, Inc., Gtd. Notes	6.125%	01/15/22	667	703,685
T-Mobile USA, Inc., Gtd. Notes	6.250%	04/01/21	747	776,880
T-Mobile USA, Inc., Gtd. Notes	6.375%	03/01/25	1,499	1,602,056
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/24	590	632,775
T-Mobile USA, Inc., Gtd. Notes	6.500%	01/15/26	1,502	1,624,038
T-Mobile USA, Inc., Gtd. Notes	6.625%	11/15/20	423	432,518
T-Mobile USA, Inc., Gtd. Notes	6.625%	04/01/23	630	667,800
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21	1,750	1,826,563
T-Mobile USA, Inc., Gtd. Notes	6.731%	04/28/22	951	993,795
T-Mobile USA, Inc., Gtd. Notes(a)	6.836%	04/28/23	529	566,691
West Corp., Gtd. Notes, 144A	5.375%	07/15/22	1,955	1,889,019
West Corp., Sr. Sec’d. Notes, 144A	4.750%	07/15/21	295	301,638
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	7.375%	04/23/21	3,825	3,978,000
Windstream Services LLC, Gtd. Notes	7.500%	06/01/22	294	288,120
Windstream Services LLC, Gtd. Notes	7.500%	04/01/23	387	372,488

				86,192,752

Textiles — 0.3%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250%	06/01/21	3,130	3,239,550

Transportation — 0.7%
Bluewater Holding BV (Netherlands), Gtd. Notes, RegS, 144A	10.000%	12/10/19	2,100	1,322,999
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%	04/01/20	720	514,800
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A	7.875%	07/31/23	400	404,000
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375%	01/15/22	1,850	1,110,000
Ultrapetrol Bahamas Ltd. (Bahamas), Sr. Sec’d. Notes(g)(i)	8.875%	06/15/21	1,801	342,190
XPO Logistics, Inc., Gtd. Notes, 144A	6.125%	09/01/23	1,220	1,274,900
XPO Logistics, Inc., Gtd. Notes, 144A(a)	6.500%	06/15/22	2,900	3,045,000

				8,013,889

TOTAL CORPORATE BONDS (cost $1,099,504,847)				1,093,326,424

			Shares
COMMON STOCKS — 0.3%
Electric Utilities — 0.2%
Vistra Energy Corp.(a)			179,373	2,780,282

Independent Power & Renewable Electricity Producers
Dynegy, Inc.*(a)			8,000	67,680

Oil & Gas Exploration & Production — 0.1%
Penn Virginia Corp.*			4,551	222,999
Penn Virginia Corp. NPV*			5,642	276,458

				499,457

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Wireless Telecommunication Services
NII Holdings, Inc.*(a)	90,376	$194,308

TOTAL COMMON STOCKS (cost $5,205,248)		3,541,727

PREFERRED STOCKS — 0.3%
Capital Markets
Goldman Sachs Group, Inc. (The), Series K, 6.375%(g)	26,000	705,640

Independent Power & Renewable Electricity Producers — 0.1%
Dynegy, Inc., Series A, CVT, 5.375%(g)	36,100	1,166,391

Insurance — 0.2%
XLIT Ltd. (Ireland), Series D, 4.000%	2,550	1,969,875

TOTAL PREFERRED STOCKS (cost $4,603,186)		3,841,906

	Units
WARRANTS*
Specialty Retail
Nebraska Book Holdings, Inc., expiring 06/29/19^(g)	5,983	—
Nebraska Book Holdings, Inc., expiring 06/29/19^(g)	2,792	—

		—

TOTAL WARRANTS (cost $0)		—

TOTAL LONG-TERM INVESTMENTS (cost $1,146,917,682)		1,134,494,676

	Shares
SHORT-TERM INVESTMENTS — 17.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	37,350,292	37,350,292
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $176,044,234; includes $175,932,582 of cash collateral for securities on loan)(b)(w)	176,011,726	176,046,929

TOTAL SHORT-TERM INVESTMENTS (cost $213,394,526)(Note 4)		213,397,221

TOTAL INVESTMENTS — 113.1% (cost $1,360,312,208)		1,347,891,897
Liabilities in excess of other assets(z) — (13.1)%		(155,672,929)

NET ASSETS — 100.0%		$1,192,218,968

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $6,275,541 and 0.5% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $172,213,093; cash collateral of $175,932,582 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Post maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(f)	Indicates a restricted security; the aggregate original cost of such securities is $11,926,649. The aggregate value of $8,515,771 is approximately 0.7% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(i)	Represents issuer in default on interest payments. Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
115	2 Year U.S. Treasury Notes	Mar. 2017	$24,925,547	$24,919,063	$(6,484)
335	5 Year U.S. Treasury Notes	Mar. 2017	39,621,340	39,417,461	(203,879)
36	20 Year U.S. Treasury Bonds	Mar. 2017	5,427,492	5,423,625	(3,867)
19	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	3,052,054	3,044,750	(7,304)

					(221,534)

Short Position:
105	10 Year U.S. Treasury Notes	Mar. 2017	13,019,734	13,049,531	(29,797)

					$(251,331)

Cash of $690,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Buy Protection(1):
CDX.NA.HY.27.V1	12/20/21	5.000%	$20,000	$(1,174,500)	$(1,271,493)	$(96,993)

Cash of $749,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default swap contracts at December 31, 2016.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$27,921,713	$5,862,906
Corporate Bonds	—	1,092,913,789	412,635
Common Stocks	3,265,269	276,458	—
Preferred Stocks	3,841,906	—	—
Warrants	—	—	—
Affiliated Mutual Funds	213,397,221	—	—
Other Financial Instruments*
Futures Contracts	(251,331)	—	—
Centrally Cleared Credit Default Swap Agreements	—	(96,993)	—

Total	$220,253,065	$1,121,014,967	$6,275,541

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (14.8% represents investments purchased with collateral from securities on loan)	17.9%
Media	8.7
Telecommunications	7.3
Oil & Gas	7.2
Healthcare-Services	6.1
Software	4.5
Electric	4.3
Retail	4.0
Chemicals	3.7
Mining	3.5
Diversified Financial Services	3.1
Entertainment	3.1
Foods	3.1
Commercial Services	2.8
Home Builders	2.6
Pipelines	2.3
Lodging	2.2
Packaging & Containers	2.0
Pharmaceuticals	2.0
Building Materials	1.9
Auto Parts & Equipment	1.7
Computers	1.5
Semiconductors	1.2
Real Estate Investment Trusts (REITs)	1.1
Healthcare-Products	1.0
Iron/Steel	1.0
Miscellaneous Manufacturing	1.0
Aerospace & Defense	0.8
Banks	0.8
Distribution/Wholesale	0.7
Engineering & Construction	0.7
Transportation	0.7
Leisure Time	0.6

Metal Fabricate/Hardware	0.6%
Oil & Gas Services	0.6
Auto Manufacturers	0.5
Coal	0.4
Gas	0.4
Machinery-Construction & Mining	0.4
Machinery-Diversified	0.4
Technology	0.4
Advertising	0.3
Electrical Components & Equipment	0.3
Insurance	0.3
Internet	0.3
Real Estate	0.3
Textiles	0.3
Airlines	0.2
Biotechnology	0.2
Electric Utilities	0.2
Environmental Control	0.2
Hand/Machine Tools	0.2
Household Products/Wares	0.2
Automobiles	0.1
Beverages	0.1
Cosmetics/Personal Care	0.1
Energy-Alternate Sources	0.1
Food Products	0.1
Food Service	0.1
Forest Products & Paper	0.1
Housewares	0.1
Independent Power & Renewable Electricity Producers	0.1
Internet Software & Services	0.1
Office/Business Equipment	0.1
Oil & Gas Exploration & Production	0.1
Semiconductors & Semiconductor Equipment	0.1

113.1
Liabilities in excess of other assets	(13.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	—	$—	Due from/to broker — variation margin swaps	$96,993	*
Interest rate contracts	—	—	Due from/to broker — variation margin futures	251,331	*

Total		$—		$348,324

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$361,243	$361,243
Interest rate contracts	(29,658)	—	(29,658)

Total	$(29,658)	$361,243	$331,585

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(96,993)	$(96,993)
Interest rate contracts	(251,331)	—	(251,331)

Total	$(251,331)	$(96,993)	$(348,324)

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(1)	Futures Contracts- Short Positions(1)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)
$50,589,959	$7,937,873	$4,000,000	$3,000,000

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$172,213,093	$(172,213,093)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $172,213,093:
Unaffiliated investments (cost $1,146,917,682)	$1,134,494,676
Affiliated investments (cost $213,394,526)	213,397,221
Cash	274,238
Foreign currency, at value (cost $95,372)	73,939
Deposit with broker for futures	690,000
Dividends and interest receivable	19,405,527
Receivable for investments sold	1,405,275
Deposit with broker for centrally cleared swaps	749,000
Receivable for fund share sold	590,779
Due from broker-variation margin futures	71,461
Prepaid expenses	10,436

Total Assets	1,371,162,552

LIABILITIES:
Payable to broker for collateral for securities on loan	175,932,582
Payable for investments purchased	2,446,985
Advisory fees payable	298,704
Accrued expenses and other liabilities	157,649
Payable for fund share repurchased	46,644
Distribution fee payable	40,742
Due to broker-variation margin swaps	19,932
Affiliated transfer agent fee payable	346

Total Liabilities	178,943,584

NET ASSETS	$1,192,218,968

Net assets were comprised of:
Paid-in capital	$883,896,306
Retained earnings	308,322,662

Net assets, December 31, 2016	$1,192,218,968

Net asset value and redemption price per share, $1,192,218,968 / 127,278,417 outstanding shares of beneficial interest	$9.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$94,331,360
Income from securities lending, net (including affiliated income of $771,964)	874,660
Unaffiliated dividend income	775,154
Affiliated dividend income	260,475

96,241,649

EXPENSES
Advisory fees	7,588,975
Distribution fee	3,363,790
Custodian and accounting fees	343,000
Audit fee	53,000
Trustees’ fees	22,000
Insurance expenses	18,000
Legal fees and expenses	11,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Miscellaneous	11,011

Total expenses	11,427,776

NET INVESTMENT INCOME (LOSS)	84,813,873

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $16,591)	(31,957,742)
Futures transactions	(29,658)
Swap agreements transactions	361,243
Foreign currency transactions	1,883

(31,624,274)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,695)	131,498,109
Futures	(251,331)
Swap agreements	(96,993)
Foreign currencies	(2,198)

131,147,587

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	99,523,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$184,337,186

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$84,813,873	$84,370,585
Net realized gain (loss) on investment and foreign currency transactions	(31,624,274)	(13,414,432)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	131,147,587	(120,287,384)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	184,337,186	(49,331,231)

FUND SHARE TRANSACTIONS:
Fund share sold [27,275,364 and 62,884,999 shares, respectively]	232,380,402	530,957,186
Fund share repurchased [68,948,083 and 32,948,181 shares, respectively]	(596,943,476)	(279,036,644)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(364,563,074)	251,920,542

CAPITAL CONTRIBUTIONS (NOTE 4)	3,246	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(180,222,642)	202,589,311
NET ASSETS:
Beginning of year	1,372,441,610	1,169,852,299

End of year	$1,192,218,968	$1,372,441,610

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 95.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 4.6%
Collateralized Loan Obligations — 2.4%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1B, 144A	2.340%	(c)	07/15/26	15,680	$15,651,232
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(c)	04/20/25	6,750	6,742,378
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A	2.580%	(c)	01/15/28	9,000	8,977,694
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	2.420%	(c)	10/15/26	1,000	1,001,054
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.501%	(c)	01/20/28	7,750	7,778,513
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.331%	(c)	05/05/27	1,000	999,228
Mill Creek II CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.631%	(c)	04/20/28	4,750	4,758,415
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	2.381%	(c)	07/20/27	600	601,076
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.292%	(c)	07/25/26	22,250	22,263,662
Shackleton CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.381%	(c)	05/07/26	9,250	9,280,671
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.356%	(c)	05/15/26	9,169	9,155,973
Slater Mill Loan Fund CLO LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.556%	(c)	08/17/22	250	249,504
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.581%	(c)	10/20/23	1,000	1,001,594
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	2.502%	(c)	01/22/27	2,250	2,249,608
Voya CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1, 144A	2.381%	(c)	10/14/26	10,000	10,003,243
Voya CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A	2.362%	(c)	04/18/27	14,000	14,008,558
West CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2A, 144A	2.881%	(c)	11/07/25	7,750	7,678,243

					122,400,646

Non-Residential Mortgage-Backed Securities — 0.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	1,155	1,149,193
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	5,000	4,961,960
Chase Issuance Trust, Series 2007-C1, Class C1	1.164%	(c)	04/15/19	9,500	9,499,214
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 144A	2.350%		07/15/20	2,489	2,497,845
Hertz Vehicle Financing II LP, Series 2015-3A, Class A, 144A	2.670%		09/25/21	5,100	5,018,703
Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 144A	2.320%		03/25/20	16,900	16,788,502

					39,915,417

Residential Mortgage-Backed Securities — 1.4%
Accredited Mortgage Loan Trust, Series 2004-2, Class A2	1.356%	(c)	07/25/34	11,292	10,307,198
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1	1.396%	(c)	05/25/34	1,582	1,435,768

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.716%	(c)	09/25/34	1,254	$1,247,529
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W4, Class M1	1.956%	(c)	10/25/33	2,552	2,513,465
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A2	1.476%	(c)	09/25/34	537	533,724
Countrywide Asset-Backed Certificates, Series 2004-ECC2, Class M1	1.656%	(c)	12/25/34	2,424	2,282,507
CSMC Trust, Series 2016-12R, Class 1A1, 144A^	3.239%	(c)	02/28/47	16,570	16,570,000
CSMC Trust, Series 2016-RPL1, Class A1, 144A	3.767%	(c)	12/26/46	25,630	25,537,671
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 2A5	1.536%	(c)	11/25/34	1,794	1,748,110
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2	1.456%	(c)	09/25/34	759	695,041
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	1.476%	(c)	12/25/34	2,360	2,189,781
Morgan Stanley ABS Capital I, Inc. Trust, Series 2002-HE3, Class A2	1.836%	(c)	03/25/33	114	105,272
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1	1.656%	(c)	05/25/34	4,344	4,166,455
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC5, Class M1	1.656%	(c)	05/25/34	1,247	1,159,722
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-OP1, Class M1	1.881%	(c)	09/25/32	2,778	2,626,913
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-3, Class A1	1.336%	(c)	06/25/33	906	844,121

					73,963,277

TOTAL ASSET-BACKED SECURITIES (cost $230,995,086)					236,279,340

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.9%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(c)	07/10/44	13	13,066
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AM	5.648%	(c)	04/10/49	10,200	10,229,199
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A1A	5.361%		02/10/51	6,424	6,541,963
CD Commercial Mortgage Trust, Series 2007-CD4, Class A1A	5.289%	(c)	12/11/49	11,174	11,166,996
CFCRE Commercial Mortgage Trust, Series C7, Class A2	3.585%		12/10/54	16,500	16,725,868
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2	1.987%		04/10/46	3,000	3,010,641
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A2	2.904%		05/10/47	11,100	11,324,256
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4	3.635%		10/10/47	5,485	5,679,599
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	9,822	9,665,113
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5	3.717%		09/15/48	1,000	1,042,862

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4	3.209%		05/10/49	1,500	$1,494,488
Citigroup Commercial Mortgage Trust, Series C3, Class A3	2.896%		11/15/49	20,000	19,376,114
CityLine Commercial Mortgage Trust, Series CLNE, Class A, 144A	2.778%	(c)	11/10/31	16,500	16,308,115
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX	5.526%	(c)	04/15/47	6,700	6,817,250
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.095%	(c)	12/10/49	14,109	14,463,602
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class A4	4.046%		10/10/46	12,000	12,817,288
Commercial Mortgage Trust, Series 2006-C8, Class AM	5.347%		12/10/46	2,052	2,050,133
Commercial Mortgage Trust, Series 2007-GG9, Class AMFX	5.475%		03/10/39	1,185	1,183,874
Commercial Mortgage Trust, Series 2012-CR1, Class A2	2.350%		05/15/45	489	488,592
Commercial Mortgage Trust, Series 2012-LC4, Class A2	2.256%		12/10/44	9	8,714
Commercial Mortgage Trust, Series 2014-CR19, Class A4	3.532%		08/10/47	4,920	5,074,205
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	7,800	7,940,912
Commercial Mortgage Trust, Series 2015-CR24, Class A5	3.696%		08/10/48	10,000	10,380,432
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	6,500	6,638,852
Commercial Mortgage Trust, Series 2015-LC21, Class A4	3.708%		07/10/48	2,600	2,699,422
Commercial Mortgage Trust, Series 2015-LC23, Class A4	3.774%		10/10/53	5,000	5,211,566
Commercial Mortgage Trust, Series 2015-PC1, Class A5	3.902%		07/10/50	15,000	15,674,656
Commercial Mortgage Trust, Series 2014-UBS2, Class A5	3.961%		03/10/47	10,315	10,861,002
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A1A	5.361%		02/15/40	2,412	2,408,941
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A2	2.662%		01/15/49	4,800	4,857,508
CSAIL Commercial Mortgage Trust, Series C7, Class A5	3.502%		11/15/49	10,000	10,027,307
CSMC LLC, Series 2014-USA, Class A2, 144A	3.953%		09/15/37	10,000	10,204,710
CSMC Trust, Series NXSR, Class A3	3.501%		12/15/49	5,500	5,544,812
DBWF Mortgage Trust, Series 2016-85T, Class A, (original cost $12,874,915; purchased 12/09/2016), 144A(f)(g)	3.791%		12/10/36	12,500	12,905,956
Fannie Mae-Aces, Series 2015-M17, Class A2	2.940%	(c)	11/25/25	9,800	9,845,355
Fannie Mae-Aces, Series 2015-M8, Class AB2	2.829%	(c)	01/25/25	8,000	7,935,442
Fannie Mae-Aces, Series M11, Class A2	2.369%	(c)	07/25/26	8,325	7,898,289
FHLMC Multifamily Structured Pass-Through Certificates, Series K042, Class A2	2.670%		12/25/24	4,000	3,976,250
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2	2.745%		01/25/26	3,100	3,060,899
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.673%		03/25/26	1,100	1,078,733
FHLMC Multifamily Structured Pass-Through Certificates, Series K151, Class A3	3.511%		04/25/30	4,810	4,938,084

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series KS03, Class A4	3.161%	(c)	05/25/25	8,400	$8,493,093
Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class AM	3.300%		10/25/26	9,157	9,336,278
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A1A	5.483%	(c)	12/10/49	42,021	42,156,430
GS Mortgage Securities Trust, Series 2006-GG8, Class AM	5.591%		11/10/39	1,077	1,076,428
GS Mortgage Securities Trust, Series 2014-GC24, Class A5	3.931%		09/10/47	20,000	21,109,854
GS Mortgage Securities Trust, Series GS4, Class A3	3.178%		11/10/49	17,000	16,971,846
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A4	3.363%		07/15/45	1,100	1,137,422
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A2	2.977%		11/15/45	16,331	16,639,635
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A1	1.247%		01/15/47	1,488	1,486,836
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	5,650	5,763,445
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A3	3.098%		11/15/47	8,000	8,114,258
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A2	2.734%		02/15/48	8,130	8,270,029
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A4	3.227%		10/15/48	5,918	5,951,172
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A3	3.322%		07/15/48	6,400	6,502,861
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AM	5.925%	(c)	04/17/45	608	607,366
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A1A	5.713%	(c)	02/12/49	8,708	8,767,477
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class A1A	5.998%		02/12/51	9,817	9,887,809
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3, 144A	4.388%		02/15/46	31,783	32,728,227
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI, Class A, 144A	2.798%		10/05/31	5,150	5,170,847
LB Commercial Mortgage Trust, Series 2007-C3, Class AMB	5.189%		07/15/44	20,000	20,239,974
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A	5.387%		02/15/40	14,006	14,045,896
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM	5.493%	(c)	02/15/40	19,330	19,490,245
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 144A	6.114%		07/15/40	17,500	17,732,610
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4	5.485%	(c)	03/12/51	1,396	1,399,501
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2	3.085%		08/15/46	12,779	12,992,371
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2	3.101%		12/15/47	4,000	4,102,929
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5	3.635%		10/15/48	5,000	5,130,588
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A3	3.459%		12/15/49	10,000	10,043,001

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A3	2.791%		11/15/49	22,250	$21,518,489
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A3	2.533%		12/10/45	912	916,576
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A1	0.779%		03/10/46	1,624	1,616,312
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.707%	(c)	06/15/49	3,085	3,109,538
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A1A	5.969%	(c)	02/15/51	8,727	8,869,191
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A2	2.552%		06/15/48	9,808	9,910,880
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3	3.411%		09/15/58	7,000	7,126,159
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A4	3.498%		07/15/58	7,000	7,159,263
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A4	3.525%		12/15/49	12,500	12,680,450
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A3	3.374%		12/15/59	20,000	20,035,506

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $718,469,509)					707,861,858

CORPORATE BONDS — 40.2%
Agriculture — 0.9%
Altria Group, Inc., Gtd. Notes	4.000%		01/31/24	10,600	11,200,140
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%		06/15/22	3,165	3,243,926
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.125%		05/10/23	2,310	2,202,557
Reynolds American, Inc., Gtd. Notes	4.000%		06/12/22	2,000	2,091,846
Reynolds American, Inc., Gtd. Notes	4.450%		06/12/25	23,300	24,600,396
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	865	986,823

					44,325,688

Airlines
Continental Airlines 2007-1 Class A Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates	5.983%		10/19/23	1,396	1,542,282
Continental Airlines 2010-1 Class A Pass-Through Trust, Series 2010-1, Class A, Pass-Through Certificates	4.750%		07/12/22	180	190,063
Delta Air Lines, Inc., Pass-Through Certificates, Series 2010-1, Class A, Pass-Through Certificates	6.200%		01/02/20	384	404,559

					2,136,904

Auto Manufacturers — 1.3%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.300%		05/19/25	3,295	3,263,068
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.134%		08/04/25	25,530	25,560,687
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.375%		08/06/23	2,500	2,580,000
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36	3,385	3,869,079
General Motors Financial Co., Inc., Gtd. Notes	3.100%		01/15/19	925	934,817
General Motors Financial Co., Inc., Gtd. Notes	3.450%		04/10/22	1,020	1,008,714
General Motors Financial Co., Inc., Gtd. Notes	4.250%		05/15/23	10,000	10,120,130

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Manufacturers (continued)
General Motors Financial Co., Inc., Gtd. Notes(a)	4.300%		07/13/25	17,246	$17,107,894

					64,444,389

Auto Parts & Equipment — 0.1%
Lear Corp., Gtd. Notes	5.250%		01/15/25	3,767	3,960,059

Banks — 9.0%
Bank of America Corp., Jr. Sub. Notes	6.100%	(c)	12/29/49	6,000	6,033,000
Bank of America Corp., Jr. Sub. Notes	6.300%	(c)	12/29/49	2,160	2,257,200
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	7,430	7,454,816
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26	8,000	7,893,376
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.248%		10/21/27	22,400	21,385,280
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	13,420	13,946,748
Bank of America Corp., Sub. Notes, MTN	3.950%		04/21/25	11,175	11,124,590
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	8,250	8,404,308
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	7,500	7,729,035
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19	515	513,640
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.200%		08/10/21	350	345,937
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		01/12/26	15,293	15,489,087
Capital One Financial Corp., Sr. Unsec’d. Notes	3.500%		06/15/23	4,230	4,246,006
Capital One NA, Sr. Unsec’d. Notes	2.950%		07/23/21	880	883,261
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49	8,500	8,627,075
Citigroup, Inc., Sr. Unsec’d. Notes	3.200%		10/21/26	15,000	14,343,330
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	6,960	6,924,170
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	8,400	8,593,620
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	18,045	18,330,941
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26	3,250	3,138,236
Discover Bank, Sr. Unsec’d. Notes	4.200%		08/08/23	3,200	3,333,859
Discover Bank, Sr. Unsec’d. Notes	4.250%		03/13/26	9,600	9,779,750
Discover Bank, Sub. Notes	7.000%		04/15/20	1,665	1,848,779
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(c)	12/29/49	8,000	8,080,000
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25	6,150	6,068,199
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26	7,285	7,117,336
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		05/22/25	4,000	4,010,404
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		02/25/26	10,000	10,029,380
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	2,750	2,807,175
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%		03/03/24	12,750	13,227,092
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%		10/21/25	19,000	19,300,979
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	4,535	4,895,705
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(c)	12/29/49	7,000	7,143,920
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	12/29/49	1,000	1,035,500
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26	10,000	9,544,880
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%		06/15/26	10,000	9,787,530
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.625%		05/13/24	6,250	6,357,419
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%		07/15/25	20,695	21,280,234

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
JPMorgan Chase & Co., Sub. Notes	3.625%		12/01/27	5,310	$5,151,688
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	20,865	21,437,285
Lloyds Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,000	1,090,480
Morgan Stanley, Jr. Sub. Notes(a)	5.450%	(c)	07/29/49	8,000	7,920,000
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	3,200	3,286,861
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%		07/23/25	21,600	22,140,367
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%		07/27/26	10,000	9,553,760
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24	4,000	4,102,280
Morgan Stanley, Sub. Notes, GMTN	4.350%		09/08/26	27,300	27,975,620
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	1,165	1,195,898
PNC Bank NA, Sub. Notes	3.800%		07/25/23	1,295	1,335,221
PNC Bank NA, Sub. Notes	4.200%		11/01/25	3,250	3,434,038
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	2.854%	(c)	11/09/22	3,835	3,799,664
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000%		01/18/23	2,090	2,068,983
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700%		01/27/22	11,050	11,054,696
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25	9,005	9,178,499
Wells Fargo & Co., Jr. Sub. Notes	5.875%	(c)	12/29/49	7,500	7,874,250
Wells Fargo & Co., Sub. Notes, GMTN	4.300%		07/22/27	6,000	6,171,444

					462,082,831

Beverages — 0.8%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300%		02/01/23	20,360	20,721,024
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.650%		02/01/26	14,000	14,212,660
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375%		01/15/20	4,720	5,148,076

					40,081,760

Biotechnology — 1.5%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%		08/19/26	1,280	1,177,263
Amgen, Inc., Sr. Unsec’d. Notes	3.125%		05/01/25	5,058	4,922,334
Amgen, Inc., Sr. Unsec’d. Notes	3.625%		05/22/24	6,500	6,612,040
Amgen, Inc., Sr. Unsec’d. Notes	3.875%		11/15/21	6,470	6,772,907
Biogen, Inc., Sr. Unsec’d. Notes	3.625%		09/15/22	10,625	10,906,201
Biogen, Inc., Sr. Unsec’d. Notes	4.050%		09/15/25	3,740	3,850,569
Celgene Corp., Sr. Unsec’d. Notes	3.250%		08/15/22	25,315	25,540,531
Celgene Corp., Sr. Unsec’d. Notes	3.550%		08/15/22	350	358,956
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%		03/01/26	10,900	11,051,913
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%		04/01/24	5,500	5,645,338

					76,838,052

Building Materials — 0.2%
CRH America, Inc. (Ireland), Gtd. Notes	8.125%		07/15/18	1,000	1,093,865
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000%		06/15/25	2,700	2,776,807
Johnson Controls International PLC, Sr. Unsec’d. Notes	3.900%		02/14/26	880	906,412
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%		07/02/24	640	650,246
USG Corp., Gtd. Notes, 144A(a)	5.500%		03/01/25	5,000	5,137,500

					10,564,830

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals — 1.9%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%		10/01/22	785	$780,438
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.375%		03/15/25	7,672	7,431,437
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.500%		06/01/23	6,000	6,080,808
Ashland LLC, Gtd. Notes	4.750%		08/15/22	3,025	3,138,438
CF Industries, Inc., Gtd. Notes(a)	7.125%		05/01/20	4,000	4,360,000
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%		11/15/22	2,000	2,000,912
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.500%		10/01/24	18,185	18,343,700
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%		11/15/20	1,806	1,912,698
Lubrizol Corp., Gtd. Notes	8.875%		02/01/19	1,750	1,995,719
LYB International Finance BV, Gtd. Notes	4.000%		07/15/23	25,521	26,664,188
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%		04/15/24	5,000	5,722,140
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	4.250%		11/15/23	3,295	3,322,484
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes	4.000%		12/15/26	5,000	5,031,645
WR Grace & Co-Conn, Gtd. Notes, 144A	5.125%		10/01/21	4,000	4,170,000
WR Grace & Co-Conn, Gtd. Notes, 144A(a)	5.625%		10/01/24	5,000	5,250,000

					96,204,607

Commercial Services
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	2.800%		11/01/18	260	263,259
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	3.800%		11/01/25	2,445	2,462,122

					2,725,381

Computers — 1.2%
Apple, Inc., Sr. Unsec’d. Notes	2.850%		02/23/23	33,280	33,487,434
Apple, Inc., Sr. Unsec’d. Notes	3.450%		05/06/24	5,000	5,150,190
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%		06/01/19	3,580	3,654,485
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%		06/15/21	3,045	3,150,799
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17	14,735	14,816,927
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18	2,765	2,791,740

					63,051,575

Diversified Financial Services — 0.9%
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23	4,800	4,754,938
Discover Financial Services, Sr. Unsec’d. Notes	5.200%		04/27/22	3,468	3,736,250
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	3.373%		11/15/25	8,432	8,571,769
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125%		01/20/23	2,280	2,386,113
Synchrony Financial, Sr. Unsec’d. Notes	4.500%		07/23/25	12,750	13,096,366
Visa, Inc., Sr. Unsec’d. Notes	3.150%		12/14/25	12,000	12,052,632

					44,598,068

Electric — 2.3%
AEP Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	3.100%		12/01/26	2,485	2,447,437
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	843	878,828
Dominion Resources, Inc., Sr. Unsec’d. Notes(a)	3.900%		10/01/25	11,130	11,363,096
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21	3,000	3,060,000
Duke Energy Carolinas LLC, First Mortgage Bonds	2.950%		12/01/26	18,175	17,879,438
Duke Energy Progress LLC, First Mortgage Bonds(a)	3.250%		08/15/25	15,165	15,399,193

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350%	01/15/25	750	$775,994
Florida Power & Light Co., First Mortgage, Bonds	3.125%	12/01/25	14,148	14,304,236
Indiana Michigan Power Co., Sr. Unsec’d. Notes	7.000%	03/15/19	2,000	2,204,122
Kentucky Utilities Co., First Mortgage Bonds	3.300%	10/01/25	2,150	2,186,494
Louisville Gas & Electric Co., First Mortgage Bonds	3.300%	10/01/25	3,065	3,093,658
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.500%	06/01/21	7,000	7,491,099
NRG Energy, Inc., Gtd. Notes	7.875%	05/15/21	247	257,498
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	5,465	5,584,301
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500%	06/15/25	14,380	14,776,111
PacifiCorp, First Mortgage Bonds	3.350%	07/01/25	2,270	2,303,644
Virginia Electric & Power Co, Sr. Unsec’d. Notes(a)	3.150%	01/15/26	3,900	3,871,975
Virginia Electric & Power Co., Sr. Unsec’d. Notes	2.950%	01/15/22	5	5,069
Virginia Electric & Power Co., Sr. Unsec’d. Notes	3.100%	05/15/25	3,400	3,377,710
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350%	12/01/26	5,115	5,119,245

				116,379,148

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., Gtd. Notes	5.875%	02/15/22	2,475	2,589,469
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875%	11/01/20	2,290	2,404,500

				4,993,969

Food — 0.5%
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	7.250%	06/01/21	3,000	3,105,030
JM Smucker Co. (The), Gtd. Notes	3.000%	03/15/22	655	661,327
Kraft Heinz Foods Co., Gtd. Notes	3.950%	07/15/25	20,980	21,253,474

				25,019,831

Forest Products & Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	3.800%	01/15/26	2,500	2,531,878
International Paper Co., Sr. Unsec’d. Notes	4.750%	02/15/22	4,061	4,392,865

				6,924,743

Gas — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	8.500%	03/15/19	2,735	3,109,971
Southern California Gas Co., First Mortgage Bonds	3.200%	06/15/25	3,300	3,357,918

				6,467,889

Healthcare-Products — 1.1%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	11,270	11,237,880
Medtronic, Inc., Gtd. Notes	3.150%	03/15/22	7,280	7,456,336
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	18,340	18,884,955
St. Jude Medical, Inc., Sr. Unsec’d. Notes	3.875%	09/15/25	10,198	10,274,087
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes(a)	3.550%	04/01/25	7,500	7,304,902

				55,158,160

Healthcare-Services — 2.4%
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	06/01/21	7,000	7,458,598

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
Anthem, Inc., Sr. Unsec’d. Notes	3.300%	01/15/23	17,315	$17,285,790
Anthem, Inc., Sr. Unsec’d. Notes	3.500%	08/15/24	9,975	9,946,682
Cigna Corp., Sr. Unsec’d. Notes	3.250%	04/15/25	5,000	4,869,730
HCA, Inc., Gtd. Notes	5.375%	02/01/25	5,000	5,012,500
HCA, Inc., Sr. Sec’d. Notes	5.250%	06/15/26	5,000	5,168,750
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.625%	02/01/20	385	384,622
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22	17,530	17,675,622
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	125	120,704
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500%	03/30/25	24,145	23,857,747
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.000%	10/01/20	6,000	6,285,000
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.875%	12/15/21	3,300	3,345,032
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.450%	01/15/27	8,310	8,441,547
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%	07/15/25	9,768	10,112,166
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.700%	02/15/21	2,860	3,096,548

				123,061,038

Housewares — 0.3%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%	04/01/23	13,855	14,371,888

Insurance — 1.2%
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25	17,315	17,426,751
American International Group, Inc., Sr. Unsec’d. Notes	4.125%	02/15/24	5,000	5,191,090
American International Group, Inc., Sr. Unsec’d. Notes	6.400%	12/15/20	875	996,261
Arch Capital Finance LLC, Gtd. Notes	4.011%	12/15/26	2,370	2,404,107
Chubb INA Holdings, Inc., Gtd. Notes	2.875%	11/03/22	11,865	11,962,079
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.950%	05/01/22	5,835	6,366,650
Markel Corp., Sr. Unsec’d. Notes	3.625%	03/30/23	355	355,938
Markel Corp., Sr. Unsec’d. Notes	4.900%	07/01/22	2,510	2,707,690
Pacific LifeCorp, Sr. Unsec’d. Notes, 144A	6.000%	02/10/20	1,500	1,620,741
Principal Financial Group, Inc., Gtd. Notes	3.100%	11/15/26	1,650	1,594,806
Principal Financial Group, Inc., Gtd. Notes	3.125%	05/15/23	3,500	3,480,894
Principal Financial Group, Inc., Gtd. Notes	3.300%	09/15/22	2,650	2,681,758
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	2.875%	12/06/22	1,185	1,168,777
WR Berkley Corp., Sr. Unsec’d. Notes	4.625%	03/15/22	690	738,054
WR Berkley Corp., Sr. Unsec’d. Notes	5.375%	09/15/20	515	551,877

				59,247,473

Lodging
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	1,320	1,331,052

Machinery-Diversified — 0.2%
Roper Technologies, Inc., Sr. Unsec’d. Notes	3.800%	12/15/26	1,190	1,199,173
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	8,260	8,917,265

				10,116,438

Media — 1.9%
21st Century Fox America, Inc., Gtd. Notes	3.700%	10/15/25	650	657,900
21st Century Fox America, Inc., Gtd. Notes, 144A	3.375%	11/15/26	10,820	10,606,608

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875%		05/01/27	4,000	$4,150,000
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%		07/23/22	6,840	7,148,012
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%		07/23/25	20,125	21,210,341
Comcast Corp., Gtd. Notes	2.750%		03/01/23	11,160	11,080,217
Comcast Corp., Gtd. Notes	3.375%		02/15/25	5,750	5,810,640
Comcast Corp., Gtd. Notes	3.375%		08/15/25	6,000	6,036,228
DISH DBS Corp., Gtd. Notes(a)	4.625%		07/15/17	4,800	4,854,000
Time Warner Cable LLC, Sr. Sec’d. Notes	8.750%		02/14/19	2,525	2,845,534
Time Warner, Inc., Gtd. Notes	3.600%		07/15/25	12,300	12,231,120
Time Warner, Inc., Gtd. Notes	3.800%		02/15/27	3,265	3,246,458
Time Warner, Inc., Gtd. Notes	4.000%		01/15/22	1,720	1,785,735
Time Warner, Inc., Gtd. Notes	4.750%		03/29/21	265	283,895
Viacom, Inc., Sr. Unsec’d. Notes	3.125%		06/15/22	2,000	1,939,270
Viacom, Inc., Sr. Unsec’d. Notes	3.875%		12/15/21	1,100	1,111,167

					94,997,125

Mining — 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(a)	3.850%		09/30/23	2,490	2,635,264
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(c)	10/19/75	3,660	3,962,682
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes(a)	3.750%		06/15/25	2,040	2,100,806

					8,698,752

Miscellaneous Manufacturing — 0.2%
Amsted Industries, Inc., Gtd. Notes, 144A(g)	5.000%		03/15/22	2,675	2,675,000
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.100%		01/09/23	3,589	3,637,369
General Electric Co., Sr. Unsec’d. Notes, GMTN	3.450%		05/15/24	3,436	3,531,967

					9,844,336

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21	3,570	3,456,367

Office/Business Equipment
Xerox Corp., Sr. Unsec’d. Notes	6.750%		02/01/17	1,925	1,931,953

Oil & Gas — 2.0%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	3.450%		07/15/24	1,000	981,645
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	3.506%		03/17/25	12,000	12,114,720
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.723%		11/28/28	14,370	14,601,055
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	3.000%		08/15/22	895	865,265
ConocoPhillips Co., Gtd. Notes	4.950%		03/15/26	10,000	11,040,020
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%		05/15/22	8,511	8,456,998
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%		06/15/45	280	275,054
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%		07/15/41	470	484,098
EOG Resources, Inc., Sr. Unsec’d. Notes(a)	3.150%		04/01/25	6,155	6,039,304
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%		01/15/26	17,418	18,227,850

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%	03/15/25	1,930	$1,994,215
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24	2,000	2,359,586
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	4,615	4,691,240
Nabors Industries, Inc., Gtd. Notes	5.000%	09/15/20	2,925	3,005,438
Nabors Industries, Inc., Gtd. Notes	6.150%	02/15/18	2,500	2,593,750
Noble Energy, Inc., Sr. Unsec’d. Notes(a)	4.150%	12/15/21	9,155	9,527,489
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%	02/15/27	1,970	1,906,123
Petro-Canada (Canada), Sr. Unsec’d. Notes	6.050%	05/15/18	650	686,923
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.950%	07/15/22	2,000	2,075,060

				101,925,833

Oil & Gas Services — 0.1%
Cameron International Corp., Gtd. Notes	3.600%	04/30/22	1,400	1,401,663
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	2,000	2,095,980

				3,497,643

Packaging & Containers
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22	775	841,292

Pharmaceuticals — 2.5%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	1,030	1,017,381
AbbVie, Inc., Sr. Unsec’d. Notes(a)	3.600%	05/14/25	27,796	27,531,604
Actavis Funding SCS, Gtd. Notes	3.450%	03/15/22	6,320	6,414,857
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	26,000	26,030,628
Baxalta, Inc., Gtd. Notes	3.600%	06/23/22	4,130	4,161,607
Cardinal Health, Inc., Sr. Unsec’d. Notes(a)	3.750%	09/15/25	4,150	4,286,232
Express Scripts Holding Co., Gtd. Notes(a)	3.300%	02/25/21	3,955	4,029,223
Express Scripts Holding Co., Gtd. Notes	3.400%	03/01/27	13,395	12,549,923
Pfizer, Inc., Sr. Unsec’d. Notes	3.000%	12/15/26	24,150	23,840,904
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	10,000	9,504,470
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	3.150%	10/01/26	10,000	9,219,270

				128,586,099

Pipelines — 1.2%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.750%	01/15/26	7,200	7,443,662
Enterprise Products Operating LLC, Gtd. Notes(a)	3.700%	02/15/26	6,400	6,423,206
Enterprise Products Operating LLC, Gtd. Notes	3.900%	02/15/24	13,795	14,227,832
Kinder Morgan Energy Partners LP, Gtd. Notes(a)	5.000%	10/01/21	4,200	4,471,937
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	02/01/21	1,885	1,998,430
ONEOK Partners LP, Gtd. Notes	3.375%	10/01/22	3,715	3,730,506
ONEOK Partners LP, Gtd. Notes	5.000%	09/15/23	2,525	2,747,653
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes(a)	5.000%	02/01/21	2,185	2,349,854
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	6.500%	05/01/18	415	438,560
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	8.750%	05/01/19	640	728,611
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.500%	03/15/25	5,000	4,883,670
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.750%	03/15/24	4,340	4,607,561

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Williams Partners LP, Sr. Unsec’d. Notes	3.600%	03/15/22	1,580	$1,588,360
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	09/15/25	6,884	6,806,755

				62,446,597

Real Estate Investment Trusts (REITs) — 0.3%
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500%	02/01/21	6,500	6,678,750
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	2,000	2,008,546
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	515	532,440
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23	6,040	6,485,462

				15,705,198

Retail — 1.2%
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	4,000	4,012,344
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	19,328	19,938,765
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	3.375%	09/15/25	18,810	19,132,385
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%	01/30/26	8,938	9,099,752
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	3.300%	04/22/24	7,000	7,197,750

				59,380,996

Savings & Loans
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22	2,500	2,514,055

Semiconductors — 0.3%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625%	06/15/22	5,000	5,237,500
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	03/15/23	9,075	9,574,125

				14,811,625

Software — 1.3%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000%	08/15/26	4,047	3,799,854
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%	10/15/22	9,240	9,829,133
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20	7,000	7,262,500
Microsoft Corp., Sr. Unsec’d. Notes(a)	3.125%	11/03/25	15,000	15,167,535
Oracle Corp., Sr. Unsec’d. Notes	2.400%	09/15/23	7,675	7,435,548
Oracle Corp., Sr. Unsec’d. Notes	2.650%	07/15/26	5,855	5,557,630
Oracle Corp., Sr. Unsec’d. Notes	2.950%	05/15/25	10,600	10,390,979
Oracle Corp., Sr. Unsec’d. Notes	4.300%	07/08/34	5,880	6,079,826

				65,523,005

Telecommunications — 2.1%
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25	31,425	30,288,138
AT&T, Inc., Sr. Unsec’d. Notes	3.950%	01/15/25	6,228	6,238,787
Cisco Systems, Inc., Sr. Unsec’d. Notes	2.200%	02/28/21	14,245	14,214,302
CommScope Technologies Finance LLC, Gtd. Notes, 144A	6.000%	06/15/25	7,000	7,420,000
CommScope, Inc., Sr. Sec’d. Notes, 144A(a)	4.375%	06/15/20	4,065	4,156,462
Level 3 Financing, Inc., Gtd. Notes(a)	6.125%	01/15/21	4,250	4,409,375
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.150%	03/15/24	12,000	12,539,784

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23	23,209	$25,663,189

				104,930,037

Transportation — 0.5%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.000%	04/01/25	14,965	14,927,602
CSX Corp., Sr. Unsec’d. Notes	7.900%	05/01/17	1,923	1,963,750
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.900%	06/15/19	6,000	6,546,222

				23,437,574

Trucking & Leasing
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A(g)	2.875%	07/17/18	675	683,712
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A(g)	3.200%	07/15/20	1,865	1,885,683

				2,569,395

Water — 0.2%
American Water Capital Corp., Sr. Unsec’d. Notes	3.000%	12/01/26	13,140	12,916,331

TOTAL CORPORATE BONDS (cost $2,021,114,426)				2,052,099,986

MUNICIPAL BONDS — 0.8%
Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, BABs	4.839%	01/01/41	6,500	7,436,325

California — 0.2%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49	2,930	3,980,464
State of California, BABs, GO, General Obligation Unlimited	7.625%	03/01/40	5,800	8,522,056

				12,502,520

Colorado — 0.1%
Regional Transportation District Co. Sales Tax, Revenue Bonds, Series B, BABs	5.844%	11/01/50	2,895	3,752,412

Massachusetts
Massachusetts State Water Pollution Abatement, Revenue Bonds, BABs	5.192%	08/01/40	1,400	1,597,386

New York — 0.1%
New York City Transitional Finance Authority, Future Tax Secured Bonds, BABs	5.767%	08/01/36	2,000	2,474,360

Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	1,300	1,487,330
Ohio State Water Development Authority, Revenue Bonds, Series B-2, BABs	4.879%	12/01/34	2,000	2,250,740

				3,738,070

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Oregon
State of Oregon Department of Transportation, Series A, Revenue Bonds, BABs, Revenue Bonds	5.834%		11/15/34	500	$629,555

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	4,000	4,805,000

Texas
San Antonio Electric & Gas, Revenue Bonds	4.427%		02/01/42	1,750	1,875,090

Washington — 0.1%
Central Puget Sound Regional Transit Authority, Revenue Bonds, BABs	5.491%		11/01/39	2,330	2,893,976

TOTAL MUNICIPAL BONDS (cost $40,428,911)					41,704,694

NON-CORPORATE FOREIGN AGENCIES — 0.8%
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%		07/19/22	1,630	1,677,221
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%		03/07/22	870	959,714
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%		07/21/21	2,200	2,109,314
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, EMTN, RegS	2.500%		09/12/18	25,000	25,277,275
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%		04/13/21	3,000	2,934,324
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	2,000	2,057,500
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN	3.500%		07/23/20	1,610	1,575,788
State Grid Overseas Investment 2013 Ltd. (China), Sr. Unsec’d. Notes, RegS	3.125%		05/22/23	2,000	1,987,188

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $38,908,895)					38,578,324

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.0%
Banc of America Funding Trust, Series 2015-R6, Class 1A1, 144A	0.739%	(c)	08/26/36	3,950	3,724,429
Countrywide Alternative Loan Trust, Series 2005-26CB, Class A7	1.056%	(c)	07/25/35	14,229	10,037,051
Countrywide Alternative Loan Trust, Series 2005-38, Class A3	1.106%	(c)	09/25/35	4,287	3,737,360
Countrywide Alternative Loan Trust, Series 2005-69, Class A1	1.567%	(c)	12/25/35	3,057	2,680,606
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M1(x)	2.906%	(c)	09/25/28	10,750	10,861,531
Fannie Mae Connecticut Avenue Securities, Series 2016-C03, Class 2M1(x)	2.956%	(c)	10/25/28	9,460	9,557,989
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2(x)	2.606%	(c)	10/25/27	2,240	2,272,074
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3(x)	4.056%	(c)	10/25/27	5,587	5,851,235
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M1(x)	2.106%	(c)	04/25/28	573	572,985
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1(x)	2.206%	(c)	07/25/28	11,804	11,847,348

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2(x)	3.006%	(c)	11/25/28	7,000	$7,143,762
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2(x)	2.106%	(c)	03/25/29	2,250	2,244,209
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A	1.756%	(c)	10/25/37	12,488	11,617,492
IndyMac INDX Mortgage Loan Trust, Series 2004-AR15, Class 3A1	3.077%	(c)	02/25/35	5,092	4,853,502
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-6, Class A, 144A	2.617%	(c)	11/01/21	7,709	7,600,928
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-6, Class A, 144A^	2.771%	(c)	05/01/20	3,776	3,723,778
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-10, Class A1, 144A^	2.771%	(c)	11/01/20	1,501	1,489,793
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-3, Class A, 144A^	2.771%	(c)	09/01/21	5,802	5,730,838
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1	1.084%	(c)	09/25/37	11,520	10,741,166
Structured Asset Securities Corp. Trust, Series 2005-16, Class 4A1	4.915%	(c)	09/25/35	21,228	18,140,017
Washington Mutual Asset-Backed Certificates Trust, Series 2005-4, Class CB3	1.206%	(c)	06/25/35	25,829	19,480,898
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 1A1	3.027%	(c)	07/25/36	1,844	1,763,577

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $154,473,251)					155,672,568

SOVEREIGN BONDS — 0.7%
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.375%		07/12/21	3,000	3,142,500
Indonesia Government International Bond (Indonesia), RegS	4.875%		05/05/21	4,400	4,657,888
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.750%		04/25/22	2,500	2,509,355
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23	3,000	3,007,200
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	6.050%		01/11/40	5,000	5,407,500
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	6,000	6,105,000
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.375%		10/23/34	2,000	2,601,436
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	5.000%		03/23/22	3,000	3,268,050
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	2.375%		10/26/21	4,030	3,912,872

TOTAL SOVEREIGN BONDS (cost $34,663,560)					34,611,801

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%
Federal National Mortgage Assoc.(hh)(k)	6.250%		05/15/29	20,000	26,510,220
Tennessee Valley Authority Generic Strip, Bonds	2.711%	(s)	03/15/31	2,055	1,219,840

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $28,796,640)					27,730,060

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. TREASURY OBLIGATIONS — 30.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bond	3.000%		05/15/45	2,400	$2,367,562
U.S. Treasury Bonds(a)	2.250%		08/15/46	7,905	6,646,682
U.S. Treasury Bonds	2.500%		02/15/45	15,000	13,361,130
U.S. Treasury Bonds	2.875%		08/15/45	2,400	2,309,532
U.S. Treasury Bonds	2.875%		11/15/46	6,745	6,512,088
U.S. Treasury Bonds(hh)	4.250%		11/15/40	24,545	29,799,152
U.S. Treasury Bonds	4.750%		02/15/41	1,560	2,033,850
U.S. Treasury Bonds	8.125%		08/15/21	11,370	14,480,320
U.S. Treasury Notes	1.125%		06/30/21	50,000	48,392,600
U.S. Treasury Notes	1.375%		12/15/19	330	329,214
U.S. Treasury Notes	1.375%		04/30/21	307,205	301,361,039
U.S. Treasury Notes	1.500%		03/31/23	66,000	63,416,694
U.S. Treasury Notes	1.625%		04/30/23	214,825	207,776,162
U.S. Treasury Notes(a)	1.750%		11/30/21	24,195	24,014,481
U.S. Treasury Notes(a)	2.000%		11/15/26	4,960	4,772,254
U.S. Treasury Notes(k)	2.125%		09/30/21	263,000	265,332,021
U.S. Treasury Notes(a)	2.125%		11/30/23	56,350	55,975,780
U.S. Treasury Notes	2.125%		05/15/25	198,380	194,474,295
U.S. Treasury Notes	2.250%		11/15/25	257,550	254,250,269
U.S. Treasury Strip Coupon	2.783%	(s)	08/15/29	9,300	6,544,140
U.S. Treasury Strip Coupon	2.860%	(s)	05/15/24	40,000	33,567,120
U.S. Treasury Strip Coupon	2.878%	(s)	05/15/31	9,300	6,162,487
U.S. Treasury Strip Coupon	3.042%	(s)	11/15/35	18,600	10,534,798
U.S. Treasury Strip Coupon	3.202%	(s)	08/15/40	18,600	8,786,435

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,605,150,861)					1,563,200,105

TOTAL LONG-TERM INVESTMENTS (cost $4,873,001,139)					4,857,738,736

				Shares
SHORT-TERM INVESTMENTS — 7.1%
AFFILIATED MUTUAL FUNDS — 7.1%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				214,370,531	214,370,531
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $147,303,912; includes $147,182,988 of cash collateral for securities on loan)(b)(w)				147,283,782	147,313,239

TOTAL AFFILIATED MUTUAL FUNDS (cost $361,674,443)(Note 4)					361,683,770

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
CDX.NA.HY.27, expiring 03/15/17, Strike Price $104.00			BNP Paribas	100,000	1,865,690
CDX.NA.IG.27, expiring 03/15/17, Strike Price $75.00			JPMorgan Chase	500,000	1,907,319

TOTAL OPTIONS PURCHASED (cost $1,925,000)					3,773,009

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

			Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $363,599,443)			$365,456,779

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 102.2% (cost $5,236,600,582)			5,223,195,515

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Put Options
CDX.NA.HY.27, expiring 03/15/17, Strike Price $98.00	BNP Paribas	100,000	(159,718)
CDX.NA.IG.27, expiring 03/15/17, Strike Price $100.00	JPMorgan Chase	500,000	(256,445)

TOTAL OPTIONS WRITTEN (premiums received $2,130,000)			(416,163)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 102.2% (cost $5,234,470,582)			5,222,779,352
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (2.2)%			(113,232,180)

NET ASSETS — 100.0%			$5,109,547,172

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $27,514,409 and 0.5% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $144,647,750; cash collateral of $147,182,988 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $12,874,915. The aggregate value of $12,905,956 is approximately 0.3% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
1,611	2 Year U.S. Treasury Notes	Mar. 2017	$348,807,615	$349,083,562	$275,947
3,512	5 Year U.S. Treasury Notes	Mar. 2017	413,776,847	413,236,188	(540,659)
12,495	10 Year U.S. Treasury Notes	Mar. 2017	1,561,935,321	1,552,894,219	(9,041,102)

					(9,305,814)

Short Positions:
1,052	20 Year U.S. Treasury Bonds	Mar. 2017	158,676,630	158,490,375	186,255

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions (continued):
109	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	$17,152,193	$17,467,250	$(315,057)

					(128,802)

					$(9,434,616)

A U.S. Government Agency Obligation and a U.S. Treasury Obligation with a combined market value of $22,126,675 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.27.V1	12/20/21	1.000%	$350,000	$3,454,037	$5,295,850	$1,841,813

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX.NA.9.AAA	09/17/58	0.500%	$25,000	$546,789	$528,120	$18,669	Goldman Sachs & Co.
CMBX.NA.9.AAA	09/17/58	0.500%	25,000	546,789	518,064	28,725	Goldman Sachs & Co.
CMBX.NA.9.AAA	09/17/58	0.500%	9,300	203,405	195,698	7,707	UBS AG

				$1,296,983	$1,241,882	$55,101

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
363,565	09/09/17	0.539%	1 Day USOIS(1)	$627	$454,226	$453,599
338,910	10/18/17	0.607%	1 Day USOIS(1)	455	392,257	391,802
300,030	11/09/17	0.626%	1 Day USOIS(1)	825	398,702	397,877
405,000	10/17/21	1.478%	3 Month LIBOR(1)	347,337	8,684,473	8,337,136
152,405	11/30/22	1.850%	3 Month LIBOR(1)	892	1,784,178	1,783,286
62,373	08/02/23	—(5)	—(5)	2,955	179,926	176,971
41,170	08/02/23	—(3)	—(3)	(10,886)	112,065	122,951
10,960	08/03/23	—(4)	—(4)	(4,803)	30,803	35,606
21,935	08/19/23	0.898%	1 Day USOIS(1)	268	1,175,625	1,175,357
33,320	10/27/23	1.073%	1 Day USOIS(1)	330	1,509,339	1,509,009
9,785	05/15/37	2.726%	3 Month LIBOR(2)	310	223,055	222,745

				$338,310	$14,944,649	$14,606,339

A U.S. Government Agency Obligation and a U.S. Treasury Obligation with a combined market value of $25,034,553 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default and interest rate swaps contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.

(4)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

(5)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$122,400,646	$—
Non-Residential Mortgage-Backed Securities	—	39,915,417	—
Residential Mortgage-Backed Securities	—	57,393,277	16,570,000
Commercial Mortgage-Backed Securities	—	707,861,858	—
Corporate Bonds	—	2,052,099,986	—
Municipal Bonds	—	41,704,694	—
Non-Corporate Foreign Agencies	—	38,578,324	—
Residential Mortgage-Backed Securities	—	144,728,159	10,944,409
Sovereign Bonds	—	34,611,801	—
U.S. Government Agency Obligations	—	27,730,060	—
U.S. Treasury Obligations	—	1,563,200,105	—
Afiliated Mutual Funds	361,683,770	—	—
Options Purchased	—	3,773,009	—
Options Written	—	(416,163)	—
Other Financial Instruments*
Futures Contracts	(9,434,616)	—	—
Centrally Cleared Credit Default Swap Agreements	—	1,841,813	—
OTC Credit Default Swap Agreements	—	1,296,983	—
Centrally Cleared Interest Rate Swap Agreements	—	14,606,339	—

Total	$352,249,154	$4,851,326,308	$27,514,409

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	30.6%
Commercial Mortgage-Backed Securities	13.9
Banks	9.0
Affiliated Mutual Funds (2.9% represents investments purchased with collateral from securities on loan)	7.1
Residential Mortgage-Backed Securities	4.4
Pharmaceuticals	2.5
Collateralized Loan Obligations	2.4
Healthcare-Services	2.4
Electric	2.3
Telecommunications	2.1
Oil & Gas	2.0
Chemicals	1.9
Media	1.9
Biotechnology	1.5
Auto Manufacturers	1.3
Software	1.3
Computers	1.2
Insurance	1.2
Pipelines	1.2
Retail	1.2
Healthcare-Products	1.1
Agriculture	0.9
Diversified Financial Services	0.9

Beverages	0.8%
Municipal Bonds	0.8
Non-Corporate Foreign Agencies	0.8
Non-Residential Mortgage-Backed Securities	0.8
Sovereign Bonds	0.7
Food	0.5
Transportation	0.5
U.S. Government Agency Obligations	0.5
Housewares	0.3
Real Estate Investment Trusts (REITs)	0.3
Semiconductors	0.3
Building Materials	0.2
Machinery-Diversified	0.2
Mining	0.2
Miscellaneous Manufacturing	0.2
Water	0.2
Auto Parts & Equipment	0.1
Entertainment	0.1
Forest Products & Paper	0.1
Gas	0.1
Multi-National	0.1
Oil & Gas Services	0.1
Options Purchased	—

102.2
Options Written	—
Liabilities in excess of other assets	(2.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,841,813	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	1,241,882		—	—
Credit contracts	Unaffiliated investments	3,773,009		Options written outstanding, at value	416,163
Credit contracts	Unrealized appreciation on OTC swap agreements	55,101		—	—
Interest rate contracts	Due from/to broker-variation margin futures	462,202	*	Due from/to broker-variation margin futures	9,896,818	*
Interest rate contracts	Due from/to broker-variation margin swaps	14,606,339	*	—	—

Total		$21,980,346			$10,312,981

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Rate Agreements	Swaps	Total
Credit contracts	$116,490	$11,487,732	$—	$—	$47,265,464	$58,869,686
Interest rate contracts	(4,139,135)	(1,930,786)	66,050,917	(177,606)	(46,405,239)	13,398,151

Total	$(4,022,645)	$9,556,946	$66,050,917	$(177,606)	$860,225	$72,267,837

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$2,088,697	$1,418,650	$—	$450,415	$3,957,762
Interest rate contracts	1,006,679	(587,188)	(10,437,553)	56,656,674	46,638,612

Total	$3,095,376	$831,462	$(10,437,553)	$57,107,089	$50,596,374

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements- Buy Protection(2)	Credit Default Swap Agreements- Sell Protection(2)	Total Return Swap Agreements(2)
$801,517	$1,003,942,000	$2,674,067,378	$851,858,262	$1,280,382,000	$13,660,000	$451,114,000	$93,843,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$144,647,750	$(144,647,750)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
BNP Paribas	$1,865,690	$(159,718)	$(1,553,430)	$152,542
Goldman Sachs & Co.	1,093,578	—	(1,077,849)	15,729
JPMorgan Chase	1,907,319	(256,445)	(1,650,874)	—
UBS AG	203,405	—	—	203,405

	$5,069,992

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
BNP Paribas	$(159,718)	$159,718	$—	$—
Goldman Sachs & Co.	—	—	—	—
JPMorgan Chase	(256,445)	256,445	—	—
UBS AG	—	—	—	—

	$(416,163)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $144,647,750:
Unaffiliated investments (cost $4,874,926,139)	$4,861,511,745
Affiliated investments (cost $361,674,443)	361,683,770
Cash	4,956,477
Dividends and interest receivable	32,827,994
Receivable for investments sold	4,598,526
Due from broker-variation margin futures	4,139,020
Premiums paid for OTC swap agreements	1,241,882
Unrealized appreciation on OTC swap agreements	55,101
Prepaid expenses	48,037
Receivable for fund share sold	2,246

Total Assets	5,271,064,798

LIABILITIES:
Payable to broker for collateral for securities on loan	147,182,988
Payable for fund share repurchased	10,310,597
Advisory fees payable	2,131,788
Due to broker-variation margin swaps	724,290
Options written outstanding, at value (premiums received $2,130,000)	416,163
Payable for investments purchased	355,783
Accrued expenses and other liabilities	245,572
Distribution fee payable	150,099
Affiliated transfer agent fee payable	346

Total Liabilities	161,517,626

NET ASSETS	$5,109,547,172

Net assets were comprised of:
Paid-in capital	$3,673,029,261
Retained earnings	1,436,517,911

Net assets, December 31, 2016	$5,109,547,172

Net asset value and redemption price per share, $5,109,547,172 / 710,607,099 outstanding shares of beneficial interest	$7.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income (net of $16,436 foreign withholding tax)	$167,934,202
Affiliated dividend income	4,104,043
Income from securities lending, net (including affiliated income of $1,034,545)	1,123,147

173,161,392

EXPENSES
Advisory fees	30,614,254
Distribution fee	16,286,011
Custodian and accounting fees (net of $25,300 fee credit)	831,000
Commitment fee on syndicated credit agreement	276,000
Loan interest expense	133,742
Audit fee	53,000
Trustees’ fees	51,000
Insurance expenses	38,000
Legal fees and expenses	22,000
Shareholders’ reports	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Miscellaneous	15,585

Total expenses	48,341,592
Less: distribution fee waiver	(2,420,805)

Net expenses	45,920,787

NET INVESTMENT INCOME (LOSS)	127,240,605

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $46,625)	153,326,537
Futures transactions	66,050,917
Forward rate agreement transactions	(177,606)
Swap agreement transactions	860,225
Options written transactions	9,556,946
Foreign currency transactions	(19,927)

229,597,092

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,327)	(500,105)
Futures	(10,437,553)
Swap agreements	57,107,089
Options written	831,462
Foreign currencies	24,359

47,025,252

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	276,622,344

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$403,862,949

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$127,240,605	$50,636,420
Net realized gain (loss) on investment transactions	229,597,092	7,329,140
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	47,025,252	(30,230,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	403,862,949	27,734,582

FUND SHARE TRANSACTIONS:
Fund share sold [3,042,114,187 and 1,007,548,608 shares, respectively]	21,669,062,021	6,970,792,118
Fund share repurchased [2,990,825,827 and 556,169,474 shares, respectively]	(21,513,097,963)	(3,867,073,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	155,964,058	3,103,718,765

CAPITAL CONTRIBUTIONS (NOTE 4)	17,441	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	559,844,448	3,131,453,347
NET ASSETS:
Beginning of year	4,549,702,724	1,418,249,377

End of year	$5,109,547,172	$4,549,702,724

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 112.0% ASSET-BACKED SECURITIES — 22.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 4.8%
ALM XIV Ltd. (Cayman Islands), Series 2014-14A, Class A1, 144A	2.320%	(c)	07/28/26	7,000	$7,011,432
Apollo Credit Funding IV Ltd. (Cayman Islands), Series 4A, Class A1, 144A	2.350%	(c)	04/15/27	3,000	3,010,744
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.406%	(c)	10/15/28	5,000	5,016,163
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, 144A	2.285%	(c)	11/30/26	4,000	3,997,734
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	2.032%	(c)	04/18/25	1,325	1,325,532
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2013-4A, Class A2R, 144A	2.400%	(c)	10/15/25	7,350	7,344,571
Cent CLO 17 Ltd. (Cayman Islands), Series 2013-17A, Class A1, 144A	2.187%	(c)	01/30/25	6,500	6,498,825
Cent CLO 19 Ltd. (Cayman Islands), Series 2013-19A, Class A1A, 144A	2.217%	(c)	10/29/25	7,050	7,051,690
CIFC Funding Ltd. (Cayman Islands), Series 2014-2A, Class A1L, 144A	2.410%	(c)	05/24/26	7,000	7,022,555
KKR CLO 11 Ltd. (Cayman Islands), Series 11, Class A, 144A	2.400%	(c)	04/15/27	5,300	5,325,040
KKR CLO 15 Ltd. (Cayman Islands), Series 15, Class A1A, 144A	2.353%	(c)	10/18/28	4,500	4,507,832
Marathon CLO IV Ltd. (Cayman Islands), Series 2012-4A, Class A1, 144A	2.301%	(c)	05/20/23	4,779	4,779,949
Mountain View CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1A, 144A	2.341%	(c)	07/15/27	8,500	8,476,963
OCP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	2.330%	(c)	07/17/26	8,250	8,231,126
OZLM Funding Ltd. (Cayman Islands), Series 2012-1A, Class A1R, 144A	2.402%	(c)	07/22/27	5,800	5,800,945
Sound Point CLO IV Ltd. (Cayman Islands), Series 2013-3A, Class A, 144A	2.251%	(c)	01/21/26	11,250	11,229,545

					96,630,646

Non-Residential Mortgage-Backed Securities — 17.8%
Ally Master Owner Trust, Series 2012-5, Class A	1.540%		09/15/19	5,544	5,551,886
Ally Master Owner Trust, Series 2014-5, Class A2	1.600%		10/15/19	10,903	10,919,836
American Credit Acceptance Receivables Trust, Series 2015-1, Class C, 144A	4.290%		04/12/21	2,956	3,007,529
American Express Credit Account Master Trust, Series 2014-3, Class A	1.490%		04/15/20	5,192	5,203,780
AmeriCredit Automobile Receivables Trust, Series 2013-1, Class C	1.570%		01/08/19	409	409,084
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B	1.680%		07/08/19	824	825,088
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class A3	0.940%		02/08/19	1,220	1,218,705
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3	1.270%		07/08/19	3,135	3,135,058
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class A3	1.540%		03/09/20	2,322	2,324,156
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B	1.399%	(c)	06/10/19	3,467	3,470,976

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2A	1.420%		10/08/19	1,262	$1,263,049
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A2A	1.340%		04/08/20	2,131	2,129,987
Ascentium Equipment Receivables Trust, Series 2016-2A, Class A2, 144A	1.460%		04/10/19	1,326	1,323,193
Ascentium Equipment Receivables Trust, Series 2016-2A, Class A3, 144A	1.650%		05/10/22	1,358	1,345,579
Ascentium Equipment Receivables Trust, Series 2016-2A, Class B, 144A	2.500%		09/12/22	878	864,607
Avis Budget Rental Car Funding AESOP LLC, Series 2011-5A, Class A, 144A	3.270%		02/20/18	652	652,824
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 144A	2.802%		05/20/18	5,903	5,920,230
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 144A	1.920%		09/20/19	5,227	5,200,718
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 144A	2.500%		02/20/21	3,310	3,296,424
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	3,325	3,299,703
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 144A	2.630%		12/20/21	2,363	2,334,096
BMW Vehicle Lease Trust, Series 2015-1, Class A3	1.240%		12/20/17	3,422	3,423,152
BMW Vehicle Owner Trust, Series 2013-A, Class A4	1.120%		04/27/20	598	598,298
California Republic Auto Receivables Trust, Series 2014-3, Class B	2.660%		08/17/20	1,902	1,912,694
California Republic Auto Receivables Trust, Series 2015-3, Class B	2.700%		09/15/21	492	492,262
California Republic Auto Receivables Trust, Series 2016-1, Class A2	1.500%		12/17/18	2,087	2,088,653
California Republic Auto Receivables Trust, Series 2016-2, Class A3	1.560%		07/15/20	907	905,442
California Republic Auto Receivables Trust, Series 2016-2, Class A4	1.830%		12/15/21	1,188	1,180,576
Capital Auto Receivables Asset Trust, Series 2014-3, Class B, 144A	2.350%		07/22/19	5,995	6,041,380
Capital Auto Receivables Asset Trust, Series 2015-2, Class A1A	0.990%		10/20/17	396	395,498
Capital Auto Receivables Asset Trust, Series 2016-2, Class A3	1.460%		06/22/20	1,800	1,792,546
Capital Auto Receivables Asset Trust, Series 2016-2, Class A4	1.630%		01/20/21	945	934,866
Capital One Multi-Asset Execution Trust, Series 2014-A1, Class A1	1.080%	(c)	11/15/19	9,055	9,055,001
Capital One Multi-Asset Execution Trust, Series 2014-A2, Class A2	1.260%		01/15/20	1,592	1,592,884
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A1	1.390%		01/15/21	1,861	1,860,129
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1	1.154%	(c)	02/15/22	6,823	6,850,716
CarMax Auto Owner Trust, Series 2014-1, Class A4	1.320%		07/15/19	1,619	1,618,893
CarMax Auto Owner Trust, Series 2015-2, Class A2A	0.820%		06/15/18	176	176,295

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
CarMax Auto Owner Trust, Series 2015-2, Class A3	1.370%	03/16/20	983	$983,268
CarMax Auto Owner Trust, Series 2015-4, Class A3	1.560%	11/16/20	1,868	1,868,711
CarMax Auto Owner Trust, Series 2016-1, Class A2A	1.300%	04/15/19	2,255	2,255,586
CarMax Auto Owner Trust, Series 2016-3, Class A2	1.170%	08/15/19	3,615	3,612,813
CarMax Auto Owner Trust, Series 2016-3, Class A3	1.390%	05/17/21	2,705	2,687,092
CarMax Auto Owner Trust, Series 2016-3, Class A4	1.600%	01/18/22	2,688	2,651,038
CarMax Auto Owner Trust, Series 2016-4, Class A2	1.210%	11/15/19	1,797	1,793,433
CarMax Auto Owner Trust, Series 2016-4, Class A3	1.400%	08/15/21	833	824,074
CarMax Auto Owner Trust, Series 2016-4, Class A4	1.600%	06/15/22	1,074	1,054,679
Chase Issuance Trust, Series 2014-A1, Class A1	1.150%	01/15/19	7,091	7,091,022
Chase Issuance Trust, Series 2015-A2, Class A2	1.590%	02/18/20	1,401	1,404,989
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 144A	1.880%	06/15/28	2,350	2,343,902
Chrysler Capital Auto Receivables Trust, Series 2014-BA, Class D, 144A	3.440%	08/16/21	1,785	1,807,407
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A2, 144A	1.470%	04/15/19	1,780	1,781,816
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class B, 144A	2.880%	02/15/22	979	989,793
Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class C, 144A	3.250%	06/15/22	650	648,124
Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2	1.020%	02/22/19	4,834	4,833,813
CNH Equipment Trust, Series 2014-C, Class A3	1.050%	11/15/19	4,373	4,368,483
CNH Equipment Trust, Series 2015-B, Class A4	1.890%	04/15/22	2,416	2,420,048
CPS Auto Receivables Trust, Series 2016-B, Class D, 144A	6.580%	03/15/22	1,250	1,307,124
Dell Equipment Finance Trust, Series 2015-2, Class A3, 144A	1.720%	09/22/20	1,055	1,057,244
Dell Equipment Finance Trust, Series 2016-1, Class A3, 144A	1.650%	07/22/21	414	413,714
Diamond Resorts Owner Trust, Series 2015-2, Class A, 144A	2.990%	05/22/28	636	630,826
Diamond Resorts Owner Trust, Series 2016-1, Class A, 144A	3.080%	11/20/28	1,029	1,022,750
Discover Card Execution Note Trust, Series 2014-A3, Class A3	1.220%	10/15/19	11,610	11,613,909
Discover Card Execution Note Trust, Series 2014-A5, Class A	1.390%	04/15/20	847	848,256
Discover Card Execution Note Trust, Series 2015-A4, Class A4	2.190%	04/17/23	3,657	3,661,504
DRB Prime Student Loan Trust, Series 2015-D, Class A2, 144A	3.200%	01/25/40	4,790	4,759,909
Drive Auto Receivables Trust, Series 2015-AA, Class B, 144A	2.280%	06/17/19	768	769,454
Drive Auto Receivables Trust, Series 2015-AA, Class C, 144A	3.060%	05/17/21	912	920,962

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Drive Auto Receivables Trust, Series 2015-CA, Class B, 144A	2.230%	09/16/19	617	$617,545
Drive Auto Receivables Trust, Series 2015-DA, Class C, 144A	3.380%	11/15/21	2,200	2,235,966
Drive Auto Receivables Trust, Series 2015-DA, Class D, 144A	4.590%	01/17/23	2,271	2,331,715
Drive Auto Receivables Trust, Series 2016-BA, Class A2, 144A	1.380%	08/15/18	2,065	2,065,425
Drive Auto Receivables Trust, Series 2016-BA, Class A3, 144A	1.670%	07/15/19	4,138	4,141,448
Drive Auto Receivables Trust, Series 2016-CA, Class B, 144A	2.370%	11/16/20	1,320	1,316,832
Drive Auto Receivables Trust, Series 2016-CA, Class C, 144A	3.020%	11/15/21	3,506	3,508,153
Drive Auto Receivables Trust, Series 2016-CA, Class D, 144A	4.180%	03/15/24	833	826,769
Engs Commercial Finance Trust, Series 2015-1A, Class A2, 144A	2.310%	10/22/21	3,548	3,544,715
First Investors Auto Owner Trust, Series 2013-2A, Class D, 144A	3.580%	06/15/20	1,074	1,078,992
First Investors Auto Owner Trust, Series 2015-2A, Class A1, 144A	1.590%	12/16/19	1,402	1,401,408
First Investors Auto Owner Trust, Series 2016-2A, Class A1, 144A	1.530%	11/16/20	2,557	2,553,789
Ford Credit Auto Owner Trust, Series 2014-C, Class A3	1.060%	05/15/19	9,207	9,201,738
Ford Credit Auto Owner Trust, Series 2016-B, Class A2A	1.080%	03/15/19	4,359	4,358,333
Ford Credit Auto Owner Trust, Series 2016-C, Class A2A	1.040%	09/15/19	3,617	3,609,229
Ford Credit Auto Owner Trust, Series 2016-C, Class B	1.730%	03/15/22	1,715	1,692,704
Ford Credit Auto Owner Trust, Series 2016-C, Class C	1.930%	04/15/23	1,080	1,061,474
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A	1.920%	01/15/19	3,735	3,735,992
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1	1.200%	02/15/19	3,634	3,634,172
GM Financial Automobile Leasing Trust, Series 2014-2A, Class A3, 144A	1.220%	01/22/18	780	780,330
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class B, 144A	1.970%	05/15/20	2,546	2,539,400
Honda Auto Receivables Owner Trust, Series 2014-4, Class A3	0.990%	09/17/18	2,639	2,636,779
Honda Auto Receivables Owner Trust, Series 2015-1, Class A3	1.050%	10/15/18	9,931	9,924,983
Honda Auto Receivables Owner Trust, Series 2016-4, Class A2	1.040%	04/18/19	3,505	3,496,636
Huntington Auto Trust, Series 2016-1, Class A3	1.590%	11/16/20	4,003	3,994,795
Hyundai Auto Receivables Trust, Series 2013-B, Class A4	1.010%	02/15/19	585	585,182
John Deere Owner Trust, Series 2014-A, Class A3	0.920%	04/16/18	631	630,655
Leaf Receivables Funding 10 LLC, Series 2015-1, Class A4, 144A	2.030%	08/17/20	3,490	3,490,705
M&T Bank Auto Receivables Trust, Series 2013-1A, Class A4, 144A	1.570%	08/15/18	1,621	1,621,562

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Macquarie Equipment Funding Trust, Series 2014-A, Class A3, 144A	1.230%		07/20/21	2,445	$2,439,228
Mercedes-Benz Auto Lease Trust, Series 2016-A, Class A2A	1.340%		07/16/18	3,147	3,148,723
Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A3	1.340%		12/16/19	558	557,821
Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A2A	1.110%		03/15/19	7,083	7,081,141
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class A, 144A	1.800%		07/15/19	2,840	2,840,358
NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 144A	2.740%		04/15/21	3,308	3,325,701
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2	1.540%		06/15/21	1,572	1,562,050
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190%		03/18/26	1,799	1,811,768
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	1,188	1,201,064
PFS Financing Corp., Series 2016-BA, Class A, 144A	1.870%		10/15/21	1,141	1,129,590
Porsche Financial Auto Securitization Trust, Series 2014-1, Class A4, 144A	1.140%		12/23/21	6,167	6,166,911
Santander Drive Auto Receivables Trust, Series 2014-2, Class C	2.330%		11/15/19	4,147	4,167,739
Santander Drive Auto Receivables Trust, Series 2014-3, Class C	2.130%		08/17/20	9,420	9,454,472
Santander Drive Auto Receivables Trust, Series 2014-4, Class B	1.820%		05/15/19	1,285	1,286,354
Santander Drive Auto Receivables Trust, Series 2015-1, Class C	2.570%		04/15/21	333	335,939
Santander Drive Auto Receivables Trust, Series 2015-5, Class A3	1.580%		09/16/19	2,239	2,241,439
Santander Drive Auto Receivables Trust, Series 2016-2, Class A2A	1.380%		07/15/19	1,635	1,635,698
Santander Drive Auto Receivables Trust, Series 2016-2, Class B	2.080%		02/16/21	960	960,687
Santander Drive Auto Receivables Trust, Series 2016-3, Class A2	1.340%		11/15/19	2,350	2,350,529
Santander Drive Auto Receivables Trust, Series 2016-3, Class B	1.890%		06/15/21	1,282	1,274,923
SLM Private Education Loan Trust, Series 2010-A, Class 2A, 144A	3.954%	(c)	05/16/44	2,244	2,330,443
SLM Private Education Loan Trust, Series 2012-A, Class A1, 144A	2.104%	(c)	08/15/25	40	39,734
SLM Private Education Loan Trust, Series 2012-E, Class A1, 144A	1.454%	(c)	10/16/23	242	241,724
SLM Student Loan Trust, Series 2011-1, Class A1	1.276%	(c)	03/25/26	329	328,960
SunTrust Auto Receivables Trust, Series 2015-1A, Class A3, 144A	1.420%		09/16/19	10,481	10,479,654
SunTrust Auto Receivables Trust, Series 2015-1A, Class D, 144A	3.240%		01/16/23	4,723	4,611,608
Synchrony Credit Card Master Note Trust, Series 2016-2, Class B	2.550%		05/15/24	2,542	2,587,279
TCF Auto Receivables Owner Trust, Series 2015-1A, Class A3, 144A	1.490%		12/16/19	4,209	4,210,513

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
TCF Auto Receivables Owner Trust, Series 2016-1A, Class A2, 144A	1.390%		11/15/19	4,464	$4,461,434
TCF Auto Receivables Owner Trust, Series 2016-PT1A, Class B, 144A	2.920%		10/17/22	2,033	2,024,095
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A2A	1.020%		10/15/18	2,845	2,843,329
Wells Fargo Dealer Floorplan Master Note Trust, Series 2012-2, Class A	1.489%	(c)	04/22/19	1,097	1,098,259
Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-1, Class A	1.119%	(c)	07/20/19	10,718	10,719,131
World Omni Automobile Lease Securitization Trust, Series 2014-A, Class A3	1.160%		09/15/17	842	841,764

					361,449,024

TOTAL ASSET-BACKED SECURITIES (cost $458,234,411)					458,079,670

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
Aventura Mall Trust, Series 2013-AVM, Class D, 144A	3.743%	(c)	12/05/32	800	820,782
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class XA, IO	1.167%	(c)	04/10/48	8,546	552,202
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class D, 144A	2.850%		02/10/49	3,230	2,202,628
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class D, 144A	2.804%	(c)	04/15/49	1,018	719,585
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class C	3.977%	(c)	07/10/49	2,474	2,317,488
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 144A	2.424%	(c)	10/15/34	5,091	5,114,957
Commercial Mortgage Trust, Series 2014-CR19, Class XA, IO	1.265%	(c)	08/10/47	5,886	350,284
Commercial Mortgage Trust, Series 2014-UBS6, Class XA, IO	1.052%	(c)	12/10/47	32,722	1,772,872
Commercial Mortgage Trust, Series 2015-LC23, Class C	4.646%	(c)	10/10/53	2,238	2,195,852
Commercial Mortgage Trust, Series 2015-LC23, Class D, 144A	3.646%	(c)	10/10/53	3,488	2,766,537
Commercial Mortgage Trust, Series 2015-PC1, Class AM	4.290%	(c)	07/10/50	2,165	2,234,542
Commercial Mortgage Trust, Series 2015-PC1, Class B	4.591%	(c)	07/10/50	1,122	1,105,972
Commercial Mortgage Trust, Series 2015-PC1, Class C	4.591%	(c)	07/10/50	2,076	1,771,294
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class C	4.211%	(c)	06/15/57	1,240	1,172,662
DBWF Mortgage Trust, Series 2015-LCM, Class D, 144A	3.421%	(c)	06/10/34	1,634	1,443,426
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.335%	(c)	02/25/32	26,949	4,421,612
Government National Mortgage Assoc., Series 2014-64, Class A	2.200%		02/16/45	3,865	3,872,382
Government National Mortgage Assoc., Series 2014-78, Class A	2.200%		04/16/47	303	302,592
Government National Mortgage Assoc., Series 2014-109, Class A	2.325%		01/16/46	1,705	1,708,812

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc., Series 2015-47, Class AE	2.900%	(c)	11/16/55	2,915	$2,918,753
Government National Mortgage Assoc., Series 2015-48, Class AS	2.900%	(c)	02/16/49	4,123	4,167,267
Government National Mortgage Assoc., Series 2015-73, Class AC	2.900%	(c)	02/16/53	902	906,818
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class D, 144A	3.479%		01/10/30	207	209,972
GS Mortgage Securities Trust, Series 2014-GC26, Class D, 144A	4.511%	(c)	11/10/47	588	474,157
GS Mortgage Securities Trust, Series 2014-GC26, Class XA, IO	1.089%	(c)	11/10/47	19,478	1,177,670
GS Mortgage Securities Trust, Series 2015-GC32, Class C	4.412%	(c)	07/10/48	799	789,067
Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 144A	4.155%		08/05/34	675	697,234
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, IO	1.194%	(c)	04/15/47	5,858	215,318
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XB, IO	0.273%	(c)	04/15/47	1,697	35,201
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class D, 144A	3.926%	(c)	01/15/48	565	450,523
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class C	4.310%	(c)	07/15/48	644	564,469
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 144A	4.144%	(c)	01/05/43	10,850	10,776,618
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	5.795%	(c)	07/15/45	876	875,684
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class C	4.176%	(c)	07/15/48	4,484	4,233,341
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class D	4.136%	(c)	05/15/48	3,250	2,419,161
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class XA, IO	0.759%	(c)	06/15/48	9,876	437,172
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class E, 144A	4.882%	(c)	01/15/59	1,571	1,159,579
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class XA, IO	1.174%	(c)	05/15/47	11,734	647,644
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class XB, IO	0.572%	(c)	05/15/47	2,346	91,812
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class XA, IO	0.938%	(c)	11/15/47	27,749	1,434,346
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class XB, IO	0.322%	(c)	11/15/47	63,715	1,479,368

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $73,803,036)					73,007,655

CORPORATE BONDS — 17.1%
Agriculture — 0.1%
Reynolds American, Inc., Gtd. Notes	8.125%		05/01/40	1,955	2,610,416

Auto Manufacturers — 0.5%
Ford Motor Co., Sr. Unsec’d. Notes	6.375%		02/01/29	1,323	1,509,110
Ford Motor Co., Sr. Unsec’d. Notes	7.450%		07/16/31	1,807	2,267,866
General Motors Co., Sr. Unsec’d. Notes	6.600%		04/01/36	5,325	6,086,512

					9,863,488

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks — 4.4%
Banco de Credito e Inversiones (Chile), Sr. Unsec’d. Notes, 144A	4.000%		02/11/23	606	$617,648
Bank of America Corp., Sub. Notes	3.950%		04/21/25	508	505,708
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	1,839	1,873,397
Bank of America Corp., Sub. Notes, MTN	4.250%		10/22/26	3,402	3,443,185
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	3,773	3,888,220
Citigroup, Inc., Sub. Notes	4.450%		09/29/27	263	267,168
Citigroup, Inc., Sub. Notes	4.600%		03/09/26	1,420	1,467,688
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	7,072	7,772,206
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	5,363	6,622,484
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.112%	(c)	10/24/23	5,527	5,637,369
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%		07/15/25	3,755	3,861,188
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	6,083	6,249,845
Lloyds Banking Group PLC (United Kingdom), Sub. Notes	4.582%		12/10/25	2,691	2,704,008
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%		01/27/26	1,792	1,810,110
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%		07/23/25	7,998	8,198,086
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	4.750%		09/15/25	2,250	2,202,752
Santander UK PLC (United Kingdom), Sub. Notes	7.950%		10/26/29	3,793	4,420,355
Toronto-Dominion Bank (The) (Canada), Sub. Notes	3.625%	(c)	09/15/31	1,414	1,381,238
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125%		04/15/26	5,913	6,047,367
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000%		10/23/26	4,393	4,183,880
Wells Fargo & Co., Sub. Notes, MTN	4.100%		06/03/26	1,500	1,519,784
Wells Fargo Bank NA, Sub. Notes	5.850%		02/01/37	8,193	9,650,592
Wells Fargo Bank NA, Sub. Notes	6.600%		01/15/38	1,552	1,974,217
Westpac Banking Corp. (Australia), Sub. Notes, GMTN	4.322%	(c)	11/23/31	3,773	3,785,017

					90,083,512

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%		02/01/36	8,760	9,214,364
Becle SA de CV (Mexico), Gtd. Notes, 144A	3.750%		05/13/25	1,000	951,340

					10,165,704

Biotechnology — 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	4.950%		10/01/41	91	94,422
Amgen, Inc., Sr. Unsec’d. Notes	6.400%		02/01/39	1,811	2,197,214

					2,291,636

Chemicals — 0.2%
Equate Petrochemical BV (Kuwait), Gtd. Notes, 144A	4.250%		11/03/26	3,500	3,339,980

Communications Equipment — 0.1%
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.650%		05/20/35	2,712	2,866,912

Computers — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	6.020%		06/15/26	2,879	3,118,809

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers (continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	8.100%	07/15/36	1,773	$2,109,129

				5,227,938

Diversified Financial Services — 1.2%
Affiliated Managers Group, Inc., Sr. Unsec’d. Notes	3.500%	08/01/25	617	582,170
Affiliated Managers Group, Inc., Sr. Unsec’d. Notes	4.250%	02/15/24	1,224	1,230,391
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%	11/15/35	10,082	10,564,998
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%	04/01/19	3,615	3,839,058
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A	5.875%	03/15/22	3,316	3,427,915
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.125%	07/11/21	2,887	3,264,135
SUAM Finance BV (Colombia), Gtd. Notes, 144A	4.875%	04/17/24	2,300	2,328,750

				25,237,417

Electric — 0.7%
AES Gener SA (Chile), Sr. Unsec’d. Notes, 144A	5.000%	07/14/25	400	396,396
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.500%	09/15/37	2,483	3,232,071
Dominion Resources, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	1,093	1,395,922
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.600%	06/15/42	4,007	3,709,897
Massachusetts Electric Co., Unsec’d. Notes, 144A	4.004%	08/15/46	2,377	2,282,179
PPL Electric Utilities Corp., First Mortgage	5.200%	07/15/41	882	1,021,626
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	2,460	2,655,698

				14,693,789

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250%	10/31/26	950	931,000

Gas — 0.2%
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.600%	12/15/44	3,952	3,932,117

Insurance — 0.6%
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%	10/09/37	461	542,966
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%	09/15/44	7,665	8,291,667
Willis North America, Inc., Gtd. Notes	7.000%	09/29/19	2,101	2,337,552

				11,172,185

Internet — 0.9%
Alibaba Group Holding Ltd. (China), Sr. Unsec’d. Notes	3.600%	11/28/24	4,350	4,306,957
Amazon.com, Inc., Sr. Unsec’d. Notes	4.800%	12/05/34	10,229	11,258,651
Baidu, Inc. (China), Sr. Unsec’d. Notes	3.500%	11/28/22	780	778,458
Expedia, Inc., Gtd. Notes	5.000%	02/15/26	500	515,453

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Internet (continued)
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A	3.375%	05/02/19	1,900	$1,942,894

				18,802,413

Investment Companies
GrupoSura Finance SA (Colombia), Gtd. Notes, 144A	5.500%	04/29/26	600	614,400

Leisure Time — 0.1%
Carnival PLC, Gtd. Notes	7.875%	06/01/27	1,925	2,437,217

Media — 1.6%
21st Century Fox America, Inc., Gtd. Notes	6.200%	12/15/34	1,213	1,425,008
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	2,380	2,988,690
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35	2,287	2,611,370
Comcast Corp., Gtd. Notes	6.950%	08/15/37	2,402	3,276,117
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	8.375%	03/01/39	3,927	4,897,319
Discovery Communications LLC, Gtd. Notes	6.350%	06/01/40	2,318	2,461,475
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A	4.875%	04/11/22	5,000	4,989,000
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	6.625%	01/15/40	1,650	1,729,005
Time Warner Cable LLC, Sr. Sec’d. Notes	7.300%	07/01/38	2,281	2,805,954
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes	8.375%	07/15/33	1,132	1,483,159
Viacom, Inc., Sr. Unsec’d. Notes	4.850%	12/15/34	226	201,473
Viacom, Inc., Sr. Unsec’d. Notes	6.875%	04/30/36	2,411	2,629,070

				31,497,640

Mining — 0.4%
Barrick International Barbados Corp. (Canada), Gtd. Notes, 144A	6.350%	10/15/36	2,405	2,495,101
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A	6.000%	11/15/41	3,515	3,479,850
Glencore Funding LLC (Switzerland), Gtd. Notes, 144A	4.625%	04/29/24	363	371,168
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	5.450%	06/09/44	1,839	1,803,848

				8,149,967

Miscellaneous Manufacturing — 0.1%
Trinity Industries, Inc., Gtd. Notes	4.550%	10/01/24	2,738	2,632,543

Oil & Gas — 1.0%
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	5.700%	10/01/40	8,385	8,306,290
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%	03/15/25	552	570,366
Kerr-McGee Corp., Gtd. Notes	7.125%	10/15/27	328	374,784
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	2,418	3,096,300
Shell International Finance BV (Netherlands), Gtd. Notes	6.375%	12/15/38	2,363	3,047,287
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec’d. Notes, 144A	4.000%	08/15/26	2,225	2,087,495
Valero Energy Corp., Sr. Unsec’d. Notes	10.500%	03/15/39	1,289	1,971,349

				19,453,871

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas Services — 0.2%
Halliburton Co., Sr. Unsec’d. Notes	6.700%	09/15/38	610	$760,127
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	656	881,165
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	2.600%	12/01/22	1,393	1,290,942
Oceaneering International, Inc., Sr. Unsec’d. Notes	4.650%	11/15/24	1,752	1,728,096

				4,660,330

Pharmaceuticals — 0.5%
Forest Laboratories LLC, Gtd. Notes, 144A	4.375%	02/01/19	3,527	3,665,040
Forest Laboratories LLC, Gtd. Notes, 144A	5.000%	12/15/21	3,071	3,320,313
Mylan NV, Gtd. Notes, 144A	3.950%	06/15/26	3,023	2,829,069

				9,814,422

Pipelines — 1.5%
Enbridge Energy Partners LP, Sr. Unsec’d. Notes	9.875%	03/01/19	3,068	3,486,905
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.125%	12/15/45	1,183	1,258,640
Energy Transfer Partners LP, Sr. Unsec’d. Notes	7.500%	07/01/38	4,919	5,703,413
Gulfstream Natural Gas System LLC, Unsec’d. Notes, 144A	4.600%	09/15/25	2,867	2,970,378
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A(g)	6.450%	05/01/21	4,250	4,627,362
Kinder Morgan Energy Partners LP, Gtd. Notes	7.400%	03/15/31	922	1,090,891
Kinder Morgan, Inc., Gtd. Notes, GMTN	7.750%	01/15/32	5,722	7,012,048
Kinder Morgan, Inc., Gtd. Notes, GMTN	7.800%	08/01/31	680	840,682
Ruby Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.000%	04/01/22	3,849	3,950,752

				30,941,071

Real Estate Investment Trusts (REITs) — 0.7%
EPR Properties, Gtd. Notes	4.750%	12/15/26	1,870	1,851,726
EPR Properties, Gtd. Notes	5.250%	07/15/23	6,848	7,117,435
Omega Healthcare Investors, Inc., Gtd. Notes	4.950%	04/01/24	797	807,583
Omega Healthcare Investors, Inc., Gtd. Notes	5.875%	03/15/24	2,986	3,080,379
PLA Administradora Industrial S de RL de CV (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	11/10/22	761	730,560

				13,587,683

Telecommunications — 0.9%
AT&T, Inc., Sr. Unsec’d. Notes	6.000%	08/15/40	5,354	5,884,624
AT&T, Inc., Sr. Unsec’d. Notes	6.500%	09/01/37	6,772	7,964,299
Ooredoo International Finance Ltd. (Qatar), Gtd. Notes, MTN, 144A	3.750%	06/22/26	1,400	1,369,424
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.050%	03/15/34	1,787	1,881,775
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33	1,151	1,388,698

				18,488,820

Water — 0.2%
Aquarion Co., Sr. Unsec’d. Notes, 144A	4.000%	08/15/24	3,000	2,996,223

TOTAL CORPORATE BONDS (cost $346,891,433)				346,492,694

FOREIGN GOVERNMENT BONDS — 1.6%
Bahamas Government International Bond (Bahamas), Sr. Unsec’d. Notes, 144A	6.950%	11/20/29	800	860,631

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	3.717%		01/25/27	2,100	$1,984,500
Cayman Islands Government Bond (Cayman Islands), Sr. Unsec’d. Notes, 144A(g)	5.950%		11/24/19	1,000	1,093,750
Chile Government International Bond (Chile), Sr. Unsec’d. Notes	3.125%		01/21/26	2,514	2,476,290
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.700%		01/08/22	900	902,022
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	4.350%		01/08/27	3,200	3,206,790
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, 144A	7.375%		02/11/20	3,192	3,638,880
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%		10/02/23	7,000	7,016,800
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.000%		09/22/24	537	546,398
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700%		01/26/36	650	788,775
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	4.125%		08/25/27	836	868,395
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	4.000%		01/22/24	1,000	1,022,758
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	3.250%		06/02/26	2,150	2,073,890
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A	3.250%		10/26/26	3,325	3,152,180
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, 144A	5.250%		02/18/24	812	889,546
Trinidad & Tobago Government International Bond (Trinidad & Tobago), Unsec’d. Notes, 144A	4.375%		01/16/24	400	395,780
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.750%		03/22/24	2,451	2,458,083
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes, PIK	7.875%		01/15/33	238	299,606

TOTAL FOREIGN GOVERNMENT BONDS (cost $34,830,715)					33,675,074

MUNICIPAL BONDS — 0.4%
Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds, BABs	7.055%		04/01/57	2,756	3,124,284

Pennsylvania — 0.1%
Commonwealth of Pennsylvania, General Obligation Unlimited	5.350%		05/01/30	1,160	1,266,708

Texas — 0.2%
North Texas Tollway Authority, Revenue Bonds, BABs	8.910%		02/01/30	2,917	3,404,839

TOTAL MUNICIPAL BONDS (cost $7,824,374)					7,795,831

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.1%
Sequoia Mortgage Trust, Series 2012-4, Class A3 (cost 1,473,708)	2.069%	(c)	09/25/42	1,474	1,413,135

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	0.750%	04/09/18	59,331	$59,112,069
Federal Home Loan Mortgage Corp.	0.875%	03/07/18	31,575	31,534,047
Federal Home Loan Mortgage Corp.	3.500%	02/01/46	6,046	6,210,034
Federal Home Loan Mortgage Corp.	3.500%	03/01/46	5,946	6,111,823
Federal Home Loan Mortgage Corp.	4.000%	12/01/44	8,267	8,784,931
Federal Home Loan Mortgage Corp.	5.000%	09/01/20	1,075	1,102,095
Federal Home Loan Mortgage Corp.	5.000%	05/01/23	356	373,244
Federal Home Loan Mortgage Corp.	5.000%	06/01/26	2,610	2,762,239
Federal National Mortgage Assoc.	3.000%	TBA	134,308	133,423,421
Federal National Mortgage Assoc.	3.000%	TBA	46,310	47,522,021
Federal National Mortgage Assoc.	3.500%	04/01/43	3,789	3,912,730
Federal National Mortgage Assoc.	3.500%	06/01/43	4,106	4,240,444
Federal National Mortgage Assoc.	3.500%	06/01/43	4,040	4,172,327
Federal National Mortgage Assoc.	3.500%	07/01/43	5,513	5,694,694
Federal National Mortgage Assoc.	3.500%	11/01/45	7,758	7,994,667
Federal National Mortgage Assoc.	3.500%	01/01/46	33,975	34,848,222
Federal National Mortgage Assoc.	3.500%	02/01/46	12,231	12,603,309
Federal National Mortgage Assoc.	3.500%	02/01/46	3,952	4,072,781
Federal National Mortgage Assoc.	3.500%	04/01/46	13,534	13,946,472
Federal National Mortgage Assoc.	3.500%	TBA	67,900	69,592,197
Federal National Mortgage Assoc.	4.000%	10/01/40	4,233	4,453,738
Federal National Mortgage Assoc.	4.000%	01/01/42	5,493	5,776,332
Federal National Mortgage Assoc.	4.000%	07/01/42	3,475	3,669,469
Federal National Mortgage Assoc.	4.000%	06/01/43	10,382	10,933,623
Federal National Mortgage Assoc.	4.000%	11/01/44	5,375	5,711,404
Federal National Mortgage Assoc.	4.000%	02/01/45	4,575	4,859,621
Federal National Mortgage Assoc.	4.000%	TBA	42,500	44,680,616
Federal National Mortgage Assoc.	4.500%	TBA	37,000	39,796,678
Federal National Mortgage Assoc.	5.500%	09/01/36	1,223	1,371,347

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $582,345,090)				579,266,595

U.S. TREASURY OBLIGATIONS — 38.1%
U.S. Treasury Bonds(a)	2.250%	08/15/46	104,587	87,938,841
U.S. Treasury Bonds	3.000%	05/15/45	2,379	2,346,845
U.S. Treasury Inflation Indexed Bonds	0.625%	01/15/26	22,005	22,581,145
U.S. Treasury Notes	0.875%	10/15/17	32,679	32,684,098
U.S. Treasury Notes	1.250%	11/15/18	85,747	85,877,593
U.S. Treasury Notes	1.250%	03/31/21	81,823	79,934,034
U.S. Treasury Notes(a)	1.250%	10/31/21	59,225	57,429,772
U.S. Treasury Notes	1.375%	05/31/21	66,204	64,887,666
U.S. Treasury Notes	1.750%	10/31/20	33,104	33,169,943
U.S. Treasury Notes(a)	1.750%	11/30/21	119,092	118,203,455
U.S. Treasury Notes	2.000%	12/31/21	21,100	21,177,479
U.S. Treasury Notes(a)	2.000%	11/15/26	57,158	54,994,455
U.S. Treasury Notes	2.125%	08/15/21	84,332	85,132,479
U.S. Treasury Notes	2.625%	11/15/20	26,062	26,937,527

TOTAL U.S. TREASURY OBLIGATIONS (cost $784,241,965)				773,295,332

TOTAL LONG-TERM INVESTMENTS (cost $2,289,644,732)				2,273,025,986

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SHORT-TERM INVESTMENTS — 18.6%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	91,191,602	$91,191,602
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $286,558,149; includes $286,451,673 of cash collateral for securities on loan)(b)(w)	286,490,013	286,547,311

TOTAL SHORT-TERM INVESTMENTS (cost $377,749,751) (Note 4)		377,738,913

TOTAL INVESTMENTS — 130.6% (cost $2,667,394,483)		2,650,764,899
Liabilities in excess of other assets — (30.6)%		(621,421,867)

NET ASSETS — 100.0%		$2,029,343,032

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $281,757,535; cash collateral of $286,451,673 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$96,630,646	$—
Non-Residential Mortgage-Backed Securities	—	361,449,024	—
Commercial Mortgage-Backed Securities	—	73,007,655	—
Corporate Bonds	—	346,492,694	—
Foreign Government Bonds	—	33,675,074	—
Municipal Bonds	—	7,795,831	—
Residential Mortgage-Backed Security	—	1,413,135	—
U.S. Government Agency Obligations	—	579,266,595	—
U.S. Treasury Obligations	—	773,295,332	—
Affiliated Mutual Funds	377,738,913	—	—

Total	$377,738,913	$2,273,025,986	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	38.1%
U.S. Government Agency Obligations	28.5
Affiliated Mutual Funds (14.1% represents investments purchased with collateral from securities on loan)	18.6
Non-Residential Mortgage-Backed Securities	17.8
Collateralized Loan Obligations	4.8
Banks	4.4
Commercial Mortgage-Backed Securities	3.6
Foreign Government Bonds	1.6
Media	1.6
Pipelines	1.5
Diversified Financial Services	1.2
Oil & Gas	1.0
Internet	0.9
Telecommunications	0.9
Electric	0.7
Real Estate Investment Trusts (REITs)	0.7
Insurance	0.6

Auto Manufacturers	0.5%
Beverages	0.5
Pharmaceuticals	0.5
Mining	0.4
Municipal Bonds	0.4
Computers	0.3
Chemicals	0.2
Gas	0.2
Oil & Gas Services	0.2
Water	0.2
Agriculture	0.1
Biotechnology	0.1
Communications Equipment	0.1
Engineering & Construction	0.1
Leisure Time	0.1
Miscellaneous Manufacturing	0.1
Residential Mortgage-Backed Securities	0.1

130.6
Liabilities in excess of other assets	(30.6)

100.0%

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$281,757,535	$(281,757,535)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $281,757,535:
Unaffiliated investments (cost $2,289,644,732)	$2,273,025,986
Affiliated investments (cost $377,749,751)	377,738,913
Cash	320,000
Receivable for investments sold	24,301,947
Dividends and interest receivable	9,927,006
Receivable for fund share sold	3,389,132
Prepaid expenses	19,508

Total Assets	2,688,722,492

LIABILITIES:
Payable for investments purchased	370,272,899
Payable to broker for collateral for securities on loan	286,451,673
Payable for fund share repurchased	2,140,065
Advisory fees payable	313,860
Accrued expenses and other liabilities	131,671
Distribution fee payable	68,946
Affiliated transfer agent fee payable	346

Total Liabilities	659,379,460

NET ASSETS	$2,029,343,032

Net assets were comprised of:
Paid-in capital	$1,794,165,927
Retained earnings	235,177,105

Net assets, December 31, 2016	$2,029,343,032

Net asset value and redemption price per share, $2,029,343,032 / 165,968,295 outstanding shares of beneficial interest	$12.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$44,311,615
Affiliated dividend income	612,437
Income from securities lending, net (including affiliated income of $326,613)	397,952

45,322,004

EXPENSES
Advisory fees	11,555,009
Distribution fee	4,920,817
Custodian and accounting fees	271,000
Insurance expenses	36,000
Audit fee	32,000
Trustees’ fees	28,000
Legal fees and expenses	11,000
Shareholders’ reports	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	12,660

Total expenses	16,890,486
Less: advisory fee waivers and/or expense reimbursement	(4,807,656)

Net expenses	12,082,830

NET INVESTMENT INCOME (LOSS)	33,239,174

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on investment transactions (including affiliated of $(9,762))	2,596,035

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(10,838))	8,503,438
Foreign currencies	42

8,503,480

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	11,099,515

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,338,689

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$33,239,174	$35,751,580
Net realized gain (loss) on investment transactions	2,596,035	(1,252,602)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,503,480	(44,428,286)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,338,689	(9,929,308)

FUND SHARE TRANSACTIONS:
Fund share sold [66,448,629 and 16,206,959 shares, respectively]	808,386,220	195,334,536
Net asset value of shares issued in merger [0 and 9,787,623 shares, respectively] (Note 11)	—	118,039,088
Fund share repurchased [29,070,934 and 93,375,598 shares, respectively]	(355,770,056)	(1,119,779,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	452,616,164	(806,405,665)

CAPITAL CONTRIBUTIONS (NOTE 4)	4,884	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	496,959,737	(816,334,973)
NET ASSETS:
Beginning of year	1,532,383,295	2,348,718,268

End of year	$2,029,343,032	$1,532,383,295

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.9% ASSET-BACKED SECURITIES — 21.9%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Collateralized Debt Obligations — 0.3%
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.292%	(c)	07/25/26		8,250	$8,255,066

Collateralized Loan Obligations — 11.9%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	2.061%	(c)	04/20/25		14,150	14,134,022
AIMCO CLO (Cayman Islands), Series 2014-AA, Class A, 144A	2.421%	(c)	07/20/26		8,000	8,036,047
ALM VIII Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A	2.343%	(c)	10/15/28		8,750	8,748,437
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A1R, 144A	2.288%	(c)	04/28/26		11,650	11,674,444
Anchorage Capital CLO 5 Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.480%	(c)	10/15/26		8,750	8,772,215
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2B, 144A	3.500%		07/13/25		4,450	4,453,162
ARES XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.980%	(c)	04/15/25		5,500	5,502,138
ARES XXXI CLO Ltd. (Cayman Islands), Series 2014-31A, Class A1, 144A	2.377%	(c)	08/28/25		4,000	4,007,235
Arrowpoint CLO Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	2.430%	(c)	10/15/26		8,750	8,759,574
Arrowpoint CLO Ltd. (Cayman Islands), Series 2015-4A, Class A, 144A	2.432%	(c)	04/18/27		3,750	3,755,461
Atlas Senior Loan Fund IV Ltd. (Cayman Islands), Series 2013-2A, Class A1L, 144A	2.406%	(c)	02/17/26		1,000	999,375
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	2.420%	(c)	10/15/26		4,500	4,504,743
Atlas Senior Loan Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class B, 144A	3.280%	(c)	10/15/26		750	751,076
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.282%	(c)	10/22/25		7,500	7,530,374
Battalion CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	2.380%	(c)	04/17/26		7,150	7,149,893
Battalion CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A2A, 144A	3.030%	(c)	04/17/26		2,000	2,002,874
Battalion CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A2B, 144A	4.410%		04/17/26		2,000	1,986,219
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1, 144A	2.480%	(c)	10/17/26		9,250	9,263,071
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.501%	(c)	01/20/28		11,750	11,793,229
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	2.080%	(c)	07/15/24		12,200	12,154,554
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A	2.065%	(c)	04/13/27		4,500	4,500,000
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.030%	(c)	04/17/25		11,900	11,884,018
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1A, 144A	2.346%	(c)	07/27/26		7,500	7,512,830
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 144A	2.330%	(c)	01/20/29		12,000	12,003,226
Carlyle Global Markets Strategies Euro CLO Ltd. (Ireland), Series 2013-2A, Class A1R, 144A	0.839%	(c)	10/15/26	EUR	10,500	11,054,102

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Catamaran CLO Ltd. (Cayman Islands), Series 2014-2A, Class A1R, 144A	2.108%	(c)	10/18/26	5,000	$4,996,158
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A	2.330%	(c)	07/15/26	2,450	2,446,334
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1, 144A	2.351%	(c)	01/20/26	14,800	14,828,651
Galaxy XVII CLO Ltd (Cayman Islands), Series 2014-17A, Class AR, 144A	2.280%	(c)	07/15/26	9,000	9,000,279
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A	2.331%	(c)	05/05/27	3,500	3,497,297
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1B, 144A(g)	3.280%		01/25/27	3,750	3,702,549
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.496%	(c)	05/15/26	5,450	5,456,805
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	3.670%		05/15/26	1,500	1,487,222
KVK CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.430%	(c)	07/15/26	5,750	5,750,266
Magnetite IX CLO Ltd. (Cayman Islands), Series 2014-9A, Class A1, 144A(g)	2.302%	(c)	07/25/26	7,500	7,512,394
Magnetite XI CLO Ltd. (Cayman Islands), Series 2014-11A, Class A1, 144A(g)	2.332%	(c)	01/18/27	2,000	2,003,968
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class B, 144A	3.290%	(c)	10/15/26	750	751,382
OZLM Funding II Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A	2.308%	(c)	10/30/27	7,500	7,501,620
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.032%	(c)	07/22/25	3,500	3,501,475
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-2A, Class A1A, 144A	2.381%	(c)	07/20/27	14,500	14,526,013
Regatta III Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.400%	(c)	04/15/26	13,050	13,111,032
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A	2.442%	(c)	10/25/26	9,000	9,024,110
Shackleton III CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	600	599,570
Shackleton VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A	2.360%	(c)	07/17/26	1,250	1,251,967
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(c)	04/15/25	18,150	18,118,076
Silver Spring CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.330%	(c)	10/15/26	6,699	6,667,965
Slater Mill Loan Fund CLO LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.556%	(c)	08/17/22	2,000	1,996,030
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.581%	(c)	10/20/23	2,150	2,153,428
Sound Point CLO IX Ltd. (Cayman Islands), Series 2015-2A, Class A, 144A	2.401%	(c)	07/20/27	10,750	10,760,888
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	2.241%	(c)	10/20/26	5,250	5,241,372
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730%		04/18/26	4,850	4,786,164
TICP CLO VI Ltd. (Cayman Islands), Series 2016-6A, Class A, 144A	2.434%	(c)	01/15/29	3,500	3,497,458
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434%	(c)	10/25/28	11,500	11,497,410

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.381%	(c)	04/20/26	6,450	$6,444,410
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.250%		04/20/26	2,000	2,016,105
Wellfleet CLO Ltd. (Cayman Islands), Series 2016-2A, Class A1, 144A	2.507%	(c)	10/20/28	7,750	7,795,379

					374,856,096

Non-Residential Mortgage-Backed Securities — 3.2%
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C	2.410%		07/08/22	2,300	2,279,070
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	26,200	26,000,670
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 144A	2.030%		12/15/27	8,500	8,359,582
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, 144A	2.730%		03/25/21	21,000	20,848,743
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 144A	2.950%		03/25/22	6,500	6,424,657
OneMain Financial Issuance Trust, Series 2015-2A, Class A, 144A	2.570%		07/18/25	8,400	8,400,295
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	6,400	6,470,378
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	1.870%		08/20/29	704	699,216
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A, 144A	2.580%		09/20/32	3,754	3,734,559
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160%		11/15/24	17,040	17,174,618

					100,391,788

Residential Mortgage-Backed Securities — 6.5%
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class M1	1.806%	(c)	12/25/33	405	386,641
ACE Securities Corp. Home Equity Loan Trust, Series 2004-IN1, Class A1	1.396%	(c)	05/25/34	1,210	1,097,940
ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M1	1.536%	(c)	04/25/34	2,440	2,276,077
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2003-1, Class M1	2.106%	(c)	02/25/33	1,355	1,289,180
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2004-R1, Class A2	1.356%	(c)	02/25/34	278	246,481
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-W10, Class M1	1.836%	(c)	01/25/34	2,058	1,929,381
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W10, Class A2	1.364%	(c)	10/25/34	1,316	1,285,038
Asset-Backed Funding Certificates Trust, Series 2004-OPT2, Class M1	1.581%	(c)	08/25/33	694	673,254
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1	1.456%	(c)	06/25/34	2,448	2,313,803
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE1, Class M2	4.229%	(c)	01/15/33	356	359,034

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M1	1.679%	(c)	12/15/33	1,054	$992,766
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE2, Class M1	1.581%	(c)	04/25/34	4,611	4,372,847
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1	1.566%	(c)	06/25/34	2,859	2,706,604
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.484%	(c)	08/25/34	2,570	2,466,090
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE8, Class M1	1.806%	(c)	12/25/34	1,389	1,293,318
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 144A	3.598%		09/29/31	2,981	2,969,662
Bayview Opportunity Master Fund lIIb NPL Trust, Series 2015-NPLA, Class A, 144A	3.721%		07/28/35	9,376	9,374,177
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2	1.604%	(c)	06/25/34	3,014	2,798,710
Bear Stearns Asset-Backed Securities Trust, Series 2003-2, Class A3	2.256%	(c)	03/25/43	1,002	981,002
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE5, Class M1	1.611%	(c)	07/25/34	3,024	2,901,093
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD3, Class 1A	1.246%	(c)	07/25/35	1,468	1,449,133
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A1	1.136%	(c)	06/25/36	1,390	1,363,511
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class M1	1.581%	(c)	10/25/34	665	665,777
Countrywide Asset-Backed Certificates, Series 2004-12, Class AF6	4.634%	(c)	03/25/35	423	435,912
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M1	1.506%	(c)	02/25/34	3,827	3,631,621
Countrywide Asset-Backed Certificates, Series 2004-BC4, Class M1	1.806%	(c)	11/25/34	1,556	1,491,484
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 144A	1.436%	(c)	06/25/33	1,377	1,339,766
Credit-Based Asset Servicing & Securitization LLC, Series 2004-CB4, Class A6	4.863%		05/25/35	215	214,332
CSMC Trust, Series 2016-12R, Class 1A1, 144A^	3.239%	(c)	02/28/47	9,800	9,800,000
CSMC Trust, Series 2016-RPL1, Class A1, 144A	3.767%	(c)	12/26/46	14,500	14,448,038
EquiFirst Mortgage Loan Trust, Series 2004-1, Class 1A1	1.236%	(c)	01/25/34	4,436	4,108,222
EquiFirst Mortgage Loan Trust, Series 2004-3, Class M2	1.656%	(c)	12/25/34	2,485	2,444,666
Home Equity Asset Trust, Series 2003-4, Class M1	1.956%	(c)	10/25/33	964	895,950
Home Equity Asset Trust, Series 2003-6, Class M1	1.806%	(c)	02/25/34	2,574	2,457,140
Home Equity Asset Trust, Series 2005-9, Class 2A4	1.096%	(c)	04/25/36	2,304	2,269,803
HSBC Home Equity Loan Trust, Series 2007-2, Class M1	0.872%	(c)	07/20/36	3,560	3,462,136
MASTR Asset-Backed Securities Trust, Series 2004-OPT2, Class A2	1.456%	(c)	09/25/34	858	786,233
MASTR Asset-Backed Securities Trust, Series 2004-WMC2, Class M1	1.656%	(c)	04/25/34	3,048	2,843,642
MASTR Asset-Backed Securities Trust, Series 2005-NC1, Class M1	1.476%	(c)	12/25/34	4,531	4,204,819

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Merrill Lynch Mortgage Investors Trust, Series 2003-WMC3, Class M3	3.231%	(c)	06/25/34	1,205	$1,210,263
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC3, Class M2	2.601%	(c)	01/25/35	1,057	1,028,360
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC6, Class M1	1.956%	(c)	06/25/33	2,344	2,297,179
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-NC10, Class M1	1.776%	(c)	10/25/33	219	208,723
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class A4	1.496%	(c)	01/25/34	1,566	1,488,294
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE3, Class M1	1.611%	(c)	03/25/34	4,847	4,593,117
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE4, Class M1	1.656%	(c)	05/25/34	2,792	2,678,435
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.686%	(c)	06/25/34	1,935	1,883,609
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1	2.331%	(c)	11/25/32	891	858,149
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2	1.461%	(c)	08/25/35	3,901	3,812,472
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-3, Class A4	1.696%	(c)	06/25/33	503	483,067
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-5, Class A2	1.396%	(c)	08/25/33	1,165	1,110,494
Option One Mortgage Loan Trust, Series 2003-1, Class A2	1.596%	(c)	02/25/33	1,746	1,675,260
Option One Mortgage Loan Trust, Series 2004-1, Class M1	1.656%	(c)	01/25/34	6,567	6,070,132
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	1.256%	(c)	12/25/33	1,220	1,139,907
Saxon Asset Securities Trust, Series 2004-1, Class A	1.124%	(c)	03/25/35	405	372,605
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	1.521%	(c)	02/25/34	4,398	4,116,032
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	10,636	10,689,644
Structured Asset Investment Loan Trust, Series 2004-1, Class A3	1.556%	(c)	02/25/34	13,668	13,077,684
Structured Asset Investment Loan Trust, Series 2004-6, Class A3	1.556%	(c)	07/25/34	8,983	8,656,685
Structured Asset Investment Loan Trust, Series 2004-7, Class A7	1.596%	(c)	08/25/34	1,387	1,361,499
Structured Asset Investment Loan Trust, Series 2004-8, Class A9	1.756%	(c)	09/25/34	7,741	7,442,767
Structured Asset Investment Loan Trust, Series 2004-11, Class A4	1.656%	(c)	01/25/35	218	216,193
Structured Asset Investment Loan Trust, Series 2004-BNC1, Class A4	1.696%	(c)	09/25/34	3,754	3,569,728
VOLT LI LLC, Series 2016-NP11, Class A1, 144A	3.500%		10/25/46	4,363	4,352,938
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250%		04/25/46	3,088	3,110,661
VOLT XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625%		10/25/57	7,545	7,545,767

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375%	02/25/55		3,007	$3,014,317
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A	3.625%	07/25/45		5,942	5,936,541

					205,025,805

TOTAL ASSET-BACKED SECURITIES (cost $679,286,270)					688,528,755

BANK LOANS(c) —2.1%
Automotive — 0.1%
Chrysler Group LLC, Term Loan B	3.500%	05/24/17		2,180	2,185,097

Capital Markets — 0.1%
Scandlines GmbH (Denmark), Facility B	4.250%	12/03/20	EUR	2,931	3,118,946

Chemicals — 0.1%
CeramTec GmbH (Germany), Initial Euro Term Loan B-1	3.750%	08/30/20	EUR	1,534	1,624,385
CeramTec GmbH (Germany), Term Loan B2	3.750%	08/30/20	EUR	466	494,081
Macdermid, Inc., Term Loan B5	4.500%	06/07/20		1,220	1,232,975

					3,351,441

Consumer
Bombardier Recreation Products (Canada), Term Load B	3.998%	06/30/23		1,156	1,162,044

Energy – Other — 0.1%
Western Refining, Inc., Term Loan B	5.250%	11/12/20		2,410	2,420,112

Foods — 0.2%
Albertsons LLC, Term Loan B6	4.248%	06/22/23		2,722	2,759,116
Aramark Corp., Term Loan F	3.430%	02/24/21		948	955,478
BC Unlimited Liability Co. (Canada), Term Loan B2	3.750%	12/10/21		1,806	1,819,146

					5,533,740

Healthcare & Pharmaceutical — 0.5%
Capsugel Holdings US, Inc., Term Loan B	4.000%	07/31/21		1,732	1,734,366
CHS/Community Health Systems, Inc., Term Loan F	4.175%	12/31/18		1,296	1,273,026
CHS/Community Health Systems, Inc., Term Loan G	3.750%	12/31/19		519	501,913
CHS/Community Health Systems, Inc., Term Loan H	4.000%	01/27/21		955	921,507
Grifols SA, Term Loan B	3.997%	02/26/21		1,171	1,177,556
Mallinckrodt International Finance SA (Luxembourg), Term Loan B1	3.748%	03/19/21		1,239	1,241,081
RPI Finance Trust, Term Loan B5	3.498%	10/14/22		1,720	1,738,494
Select Medical Corp., Term Loan F	6.000%	03/03/21		2,833	2,878,749
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan BF1	5.500%	04/01/22		1,875	1,875,389
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan TL	5.250%	08/05/20		2,892	2,882,973

					16,225,054

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

BANK LOANS(c) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Retailers — 0.3%
Douglas Holding AG (Germany), Term Loan B8	4.750%		08/13/22	EUR	211	$224,770
Douglas Holding AG (Germany), Term Loan B9	4.750%		08/13/22	EUR	129	136,962
Douglas Holding AG (Germany), Term Loan B10	4.750%		08/13/22	EUR	221	234,820
Douglas Holding AG (Germany), Term Loan B11	4.750%		08/13/22	EUR	146	155,900
Douglas Holding AG (Germany), Term Loan B12	4.750%		08/13/22	EUR	33	34,644
Douglas Holding AG (Germany), Term Loan B13	4.750%		08/13/22	EUR	168	178,838
Douglas Holding AG (Germany), Term Loan B14	4.750%		08/13/22	EUR	93	99,000
Euro Garages Ltd. (United Kingdom), Term Loan B1	5.761%		01/30/23	GBP	2,405	2,884,020
Euro Garages Ltd., Term Loan C1	5.500%		01/30/23	GBP	2,500	2,994,365
Rite Aid Corp., Term Loan 2	4.875%		06/21/21		2,250	2,254,687

						9,198,006

Technology — 0.6%
Action Nederland BV (United Kingdom), Term Loan B(g)	4.250%		02/25/22	EUR	2,300	2,446,324
Avago Tech Ltd., Term Loan B3	3.881%		02/01/23		3,459	3,505,136
Dell International LLC, Term Loan A3	2.998%		12/31/18		2,900	2,895,470
Dell International LLC, Term Loan B	4.020%		09/07/23		2,505	2,545,706
First Data Corp., Term Loan TL	3.948%		07/10/22		2,612	2,639,698
NXP BV, Term Loan	3.451%		12/07/20		864	868,201
Transunion LLC, Term Loan B2	3.520%		04/09/21		1,196	1,203,266
Western Digital Corp., Term Loan B	4.748%		04/29/23	EUR	1,401	1,418,723
Western Digital Corp., Term Loan B1	4.000%		04/28/23	EUR	1,642	1,750,778

						19,273,302

Transportation — 0.1%
XPO Logistics, Inc., Term Loan B2	4.250%		11/01/21		1,919	1,942,051

TOTAL BANK LOANS (cost $65,868,763)						64,409,793

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.9%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.587%	(c)	04/10/49		3,506	3,522,744
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A1A	5.361%		02/10/51		2,677	2,725,818
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A1A	6.191%	(c)	02/10/51		4,779	4,908,760
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2	2.950%		11/10/49		19,000	18,375,115
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.711%	(c)	12/10/49		8,775	8,851,078
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4	6.136%	(c)	12/10/49		2,455	2,503,789
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46		9,000	9,052,784
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47		9,770	10,119,057
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A2	2.687%		02/10/48		11,112	11,282,958
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%		06/10/48		22,600	23,159,807
Commercial Mortgage Trust, Series 2012-CR5, Class A3	2.540%		12/10/45		2,000	1,989,920
Commercial Mortgage Trust, Series 2013-CR12, Class A2	2.904%		10/10/46		6,972	7,113,581

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46	12,600	$12,735,306
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	17,000	17,307,117
Commercial Mortgage Trust, Series 2014-UBS4, Class A3	3.430%		08/10/47	15,300	15,768,835
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%		12/10/47	8,000	8,111,634
Commercial Mortgage Trust, Series 2015-CR27, Class A3	3.349%		10/10/48	16,750	16,969,750
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	15,000	14,892,096
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	19,100	19,508,012
Commercial Mortgage Trust, Series 2015-LC23, Class A3	3.521%		10/10/53	13,500	13,830,685
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49	12,000	11,599,268
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3	3.231%		06/15/57	22,000	22,108,656
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	13,300	13,609,898
Deutsche Bank-JPMorgan Commercial Mortgage Trust, Series 2016-C3, Class A4	2.632%		09/10/49	5,000	4,785,539
Fannie Mae-Aces, Series 2015-M17, Class A2	2.940%	(c)	11/25/25	10,700	10,749,521
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	1.621%	(c)	06/25/20	33,651	1,371,033
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	1.442%	(c)	05/25/22	46,642	2,935,037
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	1.480%	(c)	06/25/22	25,357	1,667,962
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class X1, IO	0.877%	(c)	09/25/22	40,667	1,631,274
FHLMC Multifamily Structured Pass-Through Certificates, Series K025, Class X1, IO	0.883%	(c)	10/25/22	33,223	1,371,878
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.677%	(c)	11/25/25	133,457	6,229,035
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.369%	(c)	03/25/26	55,965	5,499,747
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	1.759%	(c)	05/25/19	35,321	1,177,852
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	1.692%	(c)	07/25/19	35,607	1,205,362
FHLMC Multifamily Structured Pass-Through Certificates, Series Q001, Class XA, IO	2.335%	(c)	02/25/32	30,356	4,980,529
GS Mortgage Securities Trust, Series 2014-GC26, Class A4	3.364%		11/10/47	8,000	8,162,287
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A2	3.003%		01/15/47	7,000	7,140,551
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2	2.773%		10/15/48	4,500	4,583,314
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4	5.882%	(c)	02/15/51	8,056	8,163,921
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	2,474	2,517,594
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	5,000	5,007,434

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	14,500	$14,661,239
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A3	2.655%		02/15/46	10,000	10,058,023
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	5,000	5,045,039
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	13,600	13,636,683
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3	3.451%		07/15/50	17,800	18,194,384
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	3,000	3,023,633
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	13,600	13,678,887
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	12,200	12,306,301
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47	5,744	5,755,219
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.707%	(c)	06/15/49	3,380	3,406,864
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	5.969%	(c)	02/15/51	4,378	4,398,371
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	17,666	17,940,167
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	3,610	3,721,077
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%		04/15/50	15,000	14,738,649
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A4	3.525%		12/15/49	9,000	9,129,924
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684%		10/15/49	15,500	14,666,801
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class ASB	2.825%		10/15/49	15,500	15,295,946

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $537,751,710)					528,883,745

				Shares
COMMON STOCK
Oil & Gas
Pacific Exploration and Production Corp.* (cost $1,279,096)				32,074	1,402,976

	Interest Rate		Maturity Date	Principal Amount (000)#
CORPORATE BONDS — 29.5%
Agriculture — 0.3%
Altria Group, Inc., Gtd. Notes	2.625%		09/16/26	1,075	1,018,006
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	7,440	7,446,904
Reynolds American, Inc., Gtd. Notes	7.000%		08/04/41	1,350	1,616,464

					10,081,374

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Airlines — 0.4%
American Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.200%		12/15/29		2,915	$2,834,838
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.150%		10/11/25		4,263	4,380,061
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000%		04/29/26		1,059	1,082,828
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875%		04/07/30		3,300	3,110,250
						11,407,977
Apparel
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A	3.500%		06/15/24	EUR	1,345	1,476,700
Auto Manufacturers — 0.7%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43		5,490	5,212,244
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes, GMTN	4.389%		01/08/26		1,135	1,150,294
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	2.597%		11/04/19		5,000	4,992,575
General Motors Co., Sr. Unsec’d. Notes	4.000%		04/01/25		4,620	4,527,013
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43		5,215	5,765,073
						21,647,199
Auto Parts & Equipment — 0.4%
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	3.250%		09/15/23	EUR	2,240	2,428,683
Lear Corp., Gtd. Notes	5.250%		01/15/25		6,325	6,649,156
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A.	4.500%		04/29/22		3,000	3,093,750
						12,171,589
Banks — 8.0%
Bank of America Corp., Jr. Sub. Notes	5.125%	(c)	12/29/49		4,145	4,082,825
Bank of America Corp., Jr. Sub. Notes	6.300%	(c)	12/29/49		1,490	1,557,050
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22		17,705	19,886,929
Bank of America Corp., Sr. Unsec’d. Notes	7.625%		06/01/19		1,795	2,017,070
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.100%		07/24/23		1,245	1,300,527
Bank of America Corp., Sub. Notes, MTN	3.950%		04/21/25		8,575	8,536,318
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26		6,375	6,569,680
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625%	(c)	12/29/49		3,465	3,178,514
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19		3,445	3,435,905
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.200%		08/10/21		2,350	2,322,719
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		01/12/26		3,075	3,114,428
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21		730	789,550
Capital One NA, Sr. Unsec’d. Notes	2.250%		09/13/21		1,315	1,283,059
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49		2,575	2,613,496
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	(c)	12/29/49		4,975	5,149,125
Citigroup, Inc., Jr. Sub. Notes	6.250%	(c)	12/29/49		3,315	3,411,135
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26		1,940	1,930,013
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39		2,250	3,343,352
Citigroup, Inc., Sub. Notes(a)	4.450%		09/29/27		3,745	3,804,343
Citigroup, Inc., Sub. Notes	4.750%		05/18/46		1,020	1,021,177
Citigroup, Inc., Sub. Notes	4.300%		11/20/26		1,000	1,009,128

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	1,196	$1,288,301
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	2.750%		03/26/20	1,525	1,511,763
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		09/15/22	4,125	4,161,580
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	1,705	1,703,121
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%		05/12/21	3,960	3,919,956
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	1.875%		09/15/21	6,250	6,031,331
Discover Bank, Sr. Unsec’d. Notes	2.000%		02/21/18	14,175	14,172,420
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	(c)	12/29/49	1,035	992,306
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(c)	12/29/49	7,490	7,564,900
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26	6,950	6,790,046
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		02/25/26	1,290	1,293,790
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	6,590	7,222,574
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	8,130	9,139,868
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	4,750	5,865,523
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		03/14/24	1,980	2,011,929
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(c)	12/29/49	7,950	8,113,452
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	12/29/49	4,350	4,504,425
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26	4,110	3,922,946
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.200%		06/15/26	5,930	5,804,005
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	3.250%		09/23/22	9,245	9,349,376
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	8,500	9,166,664
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	3,750	3,998,659
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23	5,340	5,484,949
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%		07/27/26	8,155	7,791,091
Morgan Stanley, Jr. Sub. Notes	5.450%	(c)	07/29/49	2,975	2,945,250
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%		07/24/42	1,280	1,645,014
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	7,000	7,756,959
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	7,600	8,238,096
People’s United Bank, Sub. Notes	4.000%		07/15/24	1,900	1,871,599
PNC Bank NA, Sub. Notes	3.800%		07/25/23	765	788,760
PNC Bank NA, Sub. Notes	4.200%		11/01/25	2,545	2,689,116
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875%		09/12/23	5,210	5,002,934
State Street Corp., Jr. Sub. Notes	5.250%	(c)	12/29/49	5,265	5,383,462
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	2,700	3,059,211

					251,541,719

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%		02/01/46	1,775	1,918,544

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663%		06/15/51	4,752	4,567,185
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%		03/01/47	150	142,470
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%		12/01/41	555	641,486

					5,351,141

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Building Materials — 0.3%
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22		3,320	$3,618,800
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(g)	5.375%		11/15/24		5,015	5,152,912

						8,771,712

Chemicals — 0.7%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%		01/15/45		4,910	5,113,161
CF Industries, Inc., Gtd. Notes	5.375%		03/15/44		2,105	1,737,278
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%		11/15/41		3,800	4,105,604
Eastman Chemical Co., Sr. Unsec’d. Notes(a)	3.800%		03/15/25		6,706	6,762,927
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%		11/15/21		250	283,517
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	5.450%		11/15/33		1,305	1,294,307
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%		11/15/43		4,260	4,105,341

						23,402,135

Commercial Services — 0.4%
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	3.300%		12/01/26		5,690	5,459,657
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	6.700%		06/01/34		1,025	1,243,086
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	7.000%		10/15/37		2,050	2,597,465
United Rentals North America, Inc., Gtd. Notes	5.500%		07/15/25		935	953,700
United Rentals North America, Inc., Gtd. Notes	5.500%		05/15/27		520	516,100
United Rentals North America, Inc., Gtd. Notes	5.875%		09/15/26		400	411,500
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22		2,330	2,452,325

						13,633,833

Computers — 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%		06/01/19		2,560	2,613,263
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%		06/15/21		2,175	2,250,570
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.450%	(c)	10/05/17		10,125	10,181,295
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%	(c)	10/05/18		1,895	1,913,327

						16,958,455

Diversified Financial Services — 0.9%
AerCap Ireland Capital Ltd./AerCap Global
Aviation Trust (Netherlands), Gtd. Notes	4.500%		05/15/21		650	673,628
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%		07/01/22		1,845	1,900,350
Arrow Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.125%		09/15/24	GBP	1,150	1,413,017
Capital One Bank USA NA, Sub. Notes	3.375%		02/15/23		6,600	6,538,039
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		05/15/17		4,000	4,045,000
Discover Financial Services, Sr. Unsec’d. Notes	3.750%		03/04/25		4,895	4,785,651
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000%		08/15/26		3,870	3,633,663
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%		11/15/35		1,187	1,243,866
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290%		10/10/34		955	951,392
International Lease Finance Corp., Sr. Unsec’d. Notes	8.750%	(c)	03/15/17		1,500	1,520,625
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		1,975	2,032,255

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
Navient Corp., Sr. Unsec’d. Notes, MTN	4.875%	06/17/19	1,105	$1,143,675

				29,881,161

Electric — 1.0%
Calpine Corp., Sr. Unsec’d. Notes(a)	5.375%	01/15/23	1,105	1,080,138
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%	01/15/25	1,205	1,162,825
Commonwealth Edison Co., First Mortgage Bonds	6.450%	01/15/38	2,110	2,768,942
Dominion Resources, Inc., Jr. Sub. Notes	2.962%	07/01/19	1,875	1,898,263
Duke Energy Progress LLC, First Mortgage Bonds	3.700%	10/15/46	2,030	1,922,244
Dynegy, Inc., Gtd. Notes(a)	6.750%	11/01/19	6,780	6,898,650
Dynegy, Inc., Gtd. Notes	7.375%	11/01/22	2,320	2,215,600
Dynegy, Inc., Gtd. Notes(a)	7.625%	11/01/24	2,725	2,513,812
Emera US Finance LP (Canada), Gtd. Notes, 144A	3.550%	06/15/26	2,320	2,280,630
Enel Americas SA (Chile), Sr. Unsec’d. Notes(a)	4.000%	10/25/26	740	706,463
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%	11/15/31	2,360	3,041,799
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	855	907,640
NRG Energy, Inc., Gtd. Notes	7.625%	01/15/18	1,314	1,389,555
NRG Energy, Inc., Gtd. Notes, 144A	6.625%	01/15/27	1,950	1,842,750
San Diego Gas & Electric Co., First Mortgage Bonds	3.950%	11/15/41	1,125	1,120,316
Southern Power Co., Sr. Unsec’d. Notes	5.150%	09/15/41	1,025	1,032,273

				32,781,900

Electronics — 0.1%
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700%	09/15/22	2,000	2,040,000

Engineering & Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A(g)	5.250%	06/27/29	495	284,625
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A(g)	7.125%	06/26/42	825	480,562

				765,187

Entertainment — 0.3%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375%	06/01/24	700	721,000
Cinemark USA, Inc., Gtd. Notes	5.125%	12/15/22	6,000	6,180,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%	11/01/20	3,000	3,150,000

				10,051,000

Foods — 0.7%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	6,000	6,165,000
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	5.750%	06/15/25	2,755	2,789,438
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	7.250%	06/01/21	2,990	3,094,680
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A(g)	8.250%	02/01/20	2,900	2,972,500
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	4,590	4,309,262
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	1,115	1,049,192
Kraft Heinz Foods Co., Gtd. Notes	6.125%	08/23/18	735	783,493

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Foods (continued)
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%	02/10/22		1,090	$1,171,750

					22,335,315

Forest Products & Paper — 0.3%
Georgia-Pacific LLC, Sr. Unsec’d. Notes(g)	7.375%	12/01/25		3,620	4,548,096
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41		5,100	5,727,361

					10,275,457

Gas
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850%	01/15/41		1,200	1,357,722
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43		240	248,686

					1,606,408

Healthcare-Services — 1.2%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%	12/15/37		2,250	2,924,125
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43		2,030	2,037,907
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22		2,495	2,519,950
CHS/Community Health Systems, Inc., Gtd. Notes(a)	8.000%	11/15/19		2,300	1,909,000
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125%	08/15/18		603	590,940
Cigna Corp., Sr. Unsec’d. Notes(a)	5.375%	02/15/42		4,740	5,280,441
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20		6,270	6,489,450
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25		3,400	3,548,750
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22		2,000	2,155,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200%	02/01/22		365	368,032
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26		1,765	1,740,890
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250%	11/01/18		375	395,625
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750%	02/01/20		2,750	2,646,875
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	11/15/41		3,360	3,548,651
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.950%	02/15/41		363	452,958

					36,608,594

Home Builders — 0.4%
CalAtlantic Group, Inc., Gtd. Notes	8.375%	05/15/18		5,750	6,238,750
PulteGroup, Inc., Gtd. Notes	5.000%	01/15/27		2,240	2,128,000
William Lyon Homes, Inc., Gtd. Notes	8.500%	11/15/20		3,500	3,657,500

					12,024,250

Home Furnishings
Tempur Sealy International, Inc., Gtd. Notes	5.500%	06/15/26		1,250	1,256,250

Household Products/Wares — 0.1%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000%	10/01/26	EUR	2,250	2,427,221

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%	04/01/26		2,050	2,139,749

Insurance — 1.0%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500%	11/15/20		4,500	4,854,276

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	1,630	$1,607,302
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,700	1,863,414
Chubb INA Holdings, Inc., Gtd. Notes	4.350%		11/03/45	345	364,425
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,500	1,812,063
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%		08/01/44	3,890	3,836,275
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		03/15/35	950	1,135,090
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	1,910	2,264,557
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	2,155	2,538,161
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	740	750,547
Markel Corp., Sr. Unsec’d. Notes	5.000%		04/05/46	1,330	1,337,651
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(c)	10/16/44	1,810	1,866,562
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	2,375	3,508,170
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	235	243,391
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%		09/15/44	890	962,764
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	2,916	3,784,163

					32,728,811

Iron/Steel — 0.1%
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250%		08/10/26	1,645	1,710,800

Lodging — 0.5%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	1,675	1,788,062
Marriott International, Inc., Sr. Unsec’d. Notes	3.125%		06/15/26	8,075	7,643,246
MGM Resorts International, Gtd. Notes	8.625%		02/01/19	4,375	4,916,406

					14,347,714

Machinery-Diversified — 0.2%
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875%		12/01/17	4,000	4,205,000
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	1,950	2,105,165

					6,310,165

Media — 1.7%
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	1,230	1,439,425
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500%		05/15/26	2,500	2,550,000
AMC Networks, Inc., Gtd. Notes	5.000%		04/01/24	5,660	5,688,300
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	8,500	8,840,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes	5.125%		02/15/23	615	631,912
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%		05/01/23	3,150	3,244,500
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.375%		05/01/25	1,910	1,967,300
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%		09/15/20	3,496	3,600,880
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%		10/23/35	3,160	3,608,189
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%		10/23/45	1,000	1,156,079

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%		10/23/55		1,010	$1,184,045
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%		05/13/45		1,625	1,378,959
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%		07/18/20		1,088	1,177,053
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%		07/28/17		462	471,129
Time Warner, Inc., Gtd. Notes	3.800%		02/15/27		1,075	1,068,895
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41		4,945	5,769,732
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, RegS	4.000%		01/15/25	EUR	2,200	2,408,472
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42		225	186,521
Viacom, Inc., Sr. Unsec’d. Notes	4.875%		06/15/43		1,055	914,596
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22		3,500	3,587,500
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%		04/15/21	GBP	1,629	2,088,012

						52,961,499

Metals & Mining
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40		850	917,071

Mining — 0.3%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A.	6.750%	(c)	10/19/75		4,915	5,517,088
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45		960	942,457
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	7.500%		07/27/35		1,700	1,963,327

						8,422,872

Miscellaneous Manufacturing — 0.2%
Actuant Corp., Gtd. Notes	5.625%		06/15/22		2,390	2,449,750
Amsted Industries, Inc., Gtd. Notes, 144A(g)	5.000%		03/15/22		2,750	2,750,000

						5,199,750

Multi-National — 0.4%
Asian Development Bank (Supranational Bank), Sr. Unsec’d. Notes	5.593%		07/16/18		5,000	5,293,215
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125%		09/27/21		5,365	5,194,232
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	2.400%		10/26/22		1,092	1,060,071
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375%		02/11/20		2,300	2,447,074

						13,994,592

Office/Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., Gtd. Notes(a)	5.500%		12/01/24		6,200	6,339,500

Oil & Gas — 2.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.677%	(s)	10/10/36		7,000	2,830,184
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36		1,570	1,868,561
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40		753	787,774

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Oil & Gas (continued)
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.017%	01/16/27		4,415	$4,260,758
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450%	09/15/42		2,350	2,035,011
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.750%	11/15/39		1,980	2,207,641
ConocoPhillips Co., Gtd. Notes	4.150%	11/15/34		2,295	2,243,229
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41		3,100	3,192,988
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32		2,045	2,589,412
Hess Corp., Sr. Unsec’d. Notes	4.300%	04/01/27		2,585	2,573,166
Kerr-McGee Corp., Gtd. Notes	6.950%	07/01/24		3,110	3,669,156
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	7.250%	11/05/19		1,050	1,161,510
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21		2,500	2,541,300
Noble Energy, Inc., Sr. Unsec’d. Notes	3.900%	11/15/24		4,000	4,030,484
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150%	12/15/21		1,975	2,055,357
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%	03/01/41		4,140	4,596,721
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%	02/15/27		1,320	1,277,199
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%	05/23/21		6,970	7,510,175
Phillips 66, Gtd. Notes	4.650%	11/15/34		2,425	2,524,229
Phillips 66, Gtd. Notes	4.875%	11/15/44		2,310	2,439,510
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400%	02/14/22		2,175	2,351,397
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500%	11/14/22		3,450	3,424,125
Valero Energy Corp., Sr. Unsec’d. Notes	3.400%	09/15/26		5,155	4,938,562

					67,108,449

Oil & Gas Services — 0.2%
Cameron International Corp., Gtd. Notes	5.950%	06/01/41		3,935	4,450,997
Halliburton Co., Sr. Unsec’d. Notes	4.500%	11/15/41		940	923,060

					5,374,057

Oil, Gas & Consumable Fuels — 0.1%
ONEOK Partners LP, Gtd. Notes	6.850%	10/15/37		1,900	2,209,288

Packaging & Containers — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.625%	05/15/23		3,220	3,193,854
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.875%	08/15/23		1,270	1,323,975
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375%	08/15/25		915	965,325
WestRock RKT Co., Gtd. Notes	4.450%	03/01/19		1,120	1,168,690
WestRock RKT Co., Gtd. Notes	4.900%	03/01/22		1,250	1,356,922

					8,008,766

Pharmaceuticals — 1.2%
AbbVie, Inc., Sr. Unsec’d. Notes	3.600%	05/14/25		5,735	5,680,449
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35		4,430	4,352,595
Actavis Funding SCS, Gtd. Notes	4.550%	03/15/35		5,970	5,909,058
Actavis Funding SCS, Gtd. Notes	4.750%	03/15/45		930	913,013
Catalent Pharma Solutions, Inc., Sr. Unsec’d. Notes, 144A	4.750%	12/15/24	EUR	1,400	1,542,090
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	6.000%	07/15/23		1,900	1,664,875
Forest Laboratories LLC, Gtd. Notes, 144A	4.875%	02/15/21		4,400	4,726,858

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Pharmaceuticals (continued)
Mylan NV, Gtd. Notes, 144A	2.500%	06/07/19		5,050	$5,022,669
Mylan NV, Gtd. Notes, 144A	3.150%	06/15/21		4,555	4,470,218
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	3.150%	10/01/26		1,415	1,304,527
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	4.100%	10/01/46		450	385,588
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.125%	04/15/25		280	210,349
Zoetis, Inc., Sr. Unsec’d. Notes(a)	4.700%	02/01/43		420	408,817

					36,591,106

Pipelines — 0.6%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20		5,831	6,049,662
Energy Transfer Partners LP, Sr. Unsec’d. Notes	2.500%	06/15/18		5,485	5,505,103
Enterprise Products Operating LLC, Gtd. Notes	5.950%	02/01/41		1,600	1,806,240
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.250%	09/15/46		605	568,439
Sunoco Logistics Partners Operations LP, Gtd. Notes(a)	5.350%	05/15/45		2,010	1,940,975
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44		1,925	1,982,679
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	11/15/21		2,100	2,155,306

					20,008,404

Real Estate Investment Trusts (REITs) — 0.2%
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc., Gtd. Notes, 144A	4.500%	09/01/26		3,300	3,168,000
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375%	11/05/19		3,000	2,998,410

					6,166,410

Retail — 0.9%
Brinker International, Inc., Gtd. Notes, 144A	5.000%	10/01/24		2,000	1,995,000
CVS Health Corp., Sr. Unsec’d. Notes	2.875%	06/01/26		4,420	4,212,998
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43		575	651,524
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250%	07/15/22	EUR	1,550	1,782,391
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500%	09/15/56		915	800,944
L Brands, Inc., Gtd. Notes	5.625%	02/15/22		6,275	6,698,562
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	2.500%	04/15/26		3,745	3,556,492
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22		610	624,777
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625%	07/15/24	EUR	3,640	4,042,167
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625%	12/01/25		2,500	2,600,000

					26,964,855

Savings & Loans — 0.1%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%	12/06/22		3,475	3,494,536

Semiconductors — 0.2%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%	02/15/21		3,250	3,355,625
Sensata Technologies BV, Gtd. Notes, 144A	5.625%	11/01/24		2,228	2,322,690

					5,678,315

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Software — 0.5%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20		5,720	$5,921,733
First Data Corp., Gtd. Notes, 144A	7.000%		12/01/23		2,955	3,147,075
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%		11/01/20		2,350	2,438,125
IMS Health, Inc., Gtd. Notes, 144A	3.500%		10/15/24	EUR	2,300	2,509,401
Microsoft Corp., Sr. Unsec’d. Notes	3.950%		08/08/56		1,250	1,180,602

						15,196,936

Telecommunications — 1.3%
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		05/15/35		1,450	1,400,941
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		03/09/48		1,009	906,660
AT&T, Inc., Sr. Unsec’d. Notes	4.550%		03/09/49		4,743	4,284,191
AT&T, Inc., Sr. Unsec’d. Notes	4.800%		06/15/44		1,785	1,686,671
AT&T, Inc., Sr. Unsec’d. Notes	5.150%		03/15/42		3,375	3,362,080
AT&T, Inc., Sr. Unsec’d. Notes	5.350%		09/01/40		456	468,311
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	(c)	12/15/30		1,960	2,990,333
CommScope Technologies Finance LLC, Gtd. Notes, 144A	6.000%		06/15/25		2,970	3,148,200
CommScope, Inc., Gtd. Notes, 144A	5.000%		06/15/21		1,560	1,606,800
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	2.125%		05/01/18		2,075	2,074,774
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375%		06/24/19	GBP	2,100	2,829,982
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%		09/15/48		965	925,350
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.672%		03/15/55		1,729	1,623,721
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%		11/01/41		835	824,517
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%		08/21/46		1,550	1,570,606
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%		08/21/54		11,074	11,015,991

						40,719,128

Textiles
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%		02/01/23		891	910,432

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A(g)	2.875%		07/17/18		2,100	2,127,105

TOTAL CORPORATE BONDS (cost $915,766,442)						926,045,431

MUNICIPAL BONDS — 1.7%
Alabama
Alabama Economic Settlement Authority, Taxable Revenue Bonds, BP Settlement, Series B	4.263%		09/15/32		625	642,362

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	4.839%		01/01/41		2,500	2,860,125

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
California — 0.7%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	6.263%	04/01/49	6,290	$8,545,091
Los Angeles California Department, Water & Power Revenue, Series A, Revenue Bonds, BABs	5.716%	07/01/39	1,475	1,800,754
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.008%	07/01/39	4,900	6,071,590
Los Angeles California Department, Water & Power Revenue, Series D, Revenue Bonds, BABs	6.574%	07/01/45	750	1,026,300
State of California, Taxable, Var. Purp., GO, BABs	7.500%	04/01/34	3,170	4,459,112

				21,902,847

Colorado
Colorado Bridge Enterprise, Revenue Bonds, Senior Taxable, Series A, BABs	6.078%	12/01/40	1,000	1,251,460

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	2,970	3,876,592

Maryland — 0.1%
Maryland State Transportation Authority, Facilities Project, Revenue Bonds, BABs	5.888%	07/01/43	2,200	2,743,884

Missouri
Curators University of Missouri, Taxable System Facilities Revenue Bonds, BABs	5.792%	11/01/41	400	518,212

New Jersey — 0.2%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102%	01/01/41	1,750	2,444,785
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	1,075	1,548,570
Rutgers NJ State University, Revenue Bonds, BABs	5.665%	05/01/40	1,920	2,253,139

				6,246,494

New York — 0.2%
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%	06/15/44	2,000	2,583,560
New York City Transitional Finance Authority, Revenue Bonds, Future Tax Secured Bonds, BABs	5.767%	08/01/36	1,320	1,633,078
Port Authority of New York & New Jersey, Revenue Bonds	4.458%	10/01/62	1,940	1,946,460

				6,163,098

Ohio — 0.1%
Ohio State University, General Receipts Bonds, Series A	4.800%	06/01/2111	4,165	4,047,964

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	500	632,320

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	1,280	$1,537,600

				2,169,920

Texas — 0.1%
San Antonio Electric & Gas, Revenue Bonds	4.427%	02/01/42	1,270	1,360,780

TOTAL MUNICIPAL BONDS (cost $51,941,170)				53,783,738

NON-CORPORATE FOREIGN AGENCIES — 2.8%
CDP Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	3.150%	07/24/24	9,635	9,771,721
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23	1,965	1,896,618
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	2,365	2,350,219
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.750%	02/23/27	1,170	1,123,200
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, RegS	1.875%	01/29/20	1,500	1,480,256
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	10/24/23	1,000	927,250
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	569	615,886
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, MTN, 144A	2.375%	06/04/25	1,000	956,840
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%	07/19/22	2,238	2,302,835
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	3,730	4,114,638
IHO Verwaltungs GmbH (Germany), PIK, 144A	3.750%	09/15/26	2,155	2,267,108
Instituto de Credito Oficial (Spain), Gov’t. Gtd. Notes, 144A	1.625%	09/14/18	2,400	2,383,591
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.500%	07/21/21	600	575,267
Japan Bank for International Cooperation (Japan), Gov’t. Gtd. Notes	1.750%	07/31/18	1,700	1,700,706
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, EMTN, RegS	1.500%	09/12/17	18,300	18,275,039
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	04/13/21	1,600	1,564,973
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, MTN, 144A	2.125%	10/25/23	3,600	3,424,622
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	9.125%	07/02/18	4,430	4,813,638
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.500%	08/22/17	2,025	2,046,173
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.875%	05/04/17	595	599,254
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	3.000%	09/19/22	4,830	4,826,237
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	8.000%	08/07/19	950	1,064,000
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250%	10/31/26	1,540	1,509,200
Municipality Finance PLC (Finland), Sr. Unsec’d. Notes, RegS	1.250%	09/10/18	2,200	2,190,694
Petroleos Mexicanos (Mexico), Gtd. Notes	2.830%	02/15/24	3,000	3,058,710

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

NON-CORPORATE FOREIGN AGENCIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%		01/24/22	1,735	$1,740,205
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	4,810	4,948,288
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	5.375%		03/13/22	1,160	1,187,817
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%		12/02/24	1,100	1,393,420
YPF SA (Argentina), Sr. Unsec’d. Notes	8.500%		03/23/21	1,860	1,995,036

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $87,480,633)					87,103,441

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.1%
Banc of America Funding Corp., Series 2015-R3, Class 1A1, 144A	0.946%	(c)	03/27/36	7,373	7,019,952
Banc of America Funding Corp., Series 2015-R3, Class 2A1, 144A	0.886%	(c)	02/27/37	3,695	3,452,210
Banc of America Funding Corp., Series 2015-R3, Class 6A1, 144A	0.925%	(c)	05/27/36	3,774	3,585,909
Banc of America Funding Trust, Series 2014-R5, Class 1A1, 144A	2.778%	(c)	09/26/45	3,237	3,176,224
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 144A	2.511%	(c)	10/27/27	1,689	1,685,811
Citigroup Commercial Mortgage Trust, Series 2011-12, Class 3A2, 144A	3.130%	(c)	09/25/47	3,129	2,829,415
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1(x)	2.206%	(c)	01/25/29	4,012	4,037,383
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M3(x)	5.306%	(c)	10/25/24	1,840	1,968,758
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3(x)	4.056%	(c)	10/25/27	4,850	5,079,379
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2(x)	2.756%	(c)	12/25/28	4,425	4,466,189
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M2(x)	2.056%	(c)	03/25/29	2,500	2,495,246
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2(x)	3.006%	(c)	11/25/28	3,750	3,827,016
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2(x)	2.106%	(c)	03/25/29	2,200	2,194,338
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2(x)	2.056%	(c)	04/25/29	5,040	5,003,748
GSMSC Resecuritization Trust, Series 2009-6R, Class 1A2, 144A	2.584%	(c)	06/26/37	5,827	5,306,471
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A1, 144A	0.732%	(c)	01/26/37	6,094	5,867,415
GSMSC Resecuritization Trust, Series 2015-3R, Class 1A2, 144A	0.732%	(c)	01/26/37	2,500	2,061,016
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A1, 144A	0.732%	(c)	10/26/36	7,318	6,931,080
GSMSC Resecuritization Trust, Series 2015-3R, Class 2A2, 144A	0.732%	(c)	10/26/36	2,025	1,516,275
GSMSC Resecuritization Trust, Series 2015-4R, Class A1, 144A	0.732%	(c)	03/26/37	7,924	7,549,717
GSMSC Resecuritization Trust, Series 2015-4R, Class A2, 144A	0.732%	(c)	03/26/37	2,100	1,651,710
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-4, Class A1, 144A^	2.617%	(c)	04/01/20	2,117	2,113,047
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-6, Class A, 144A^	2.617%	(c)	05/01/20	23,198	22,879,464
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-7, Class A, 144A^	2.617%	(c)	07/01/20	3,892	3,867,545

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-8, Class A1, 144A	2.617%	(c)	08/01/20		10,321	$10,308,516
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-9, Class A1, 144A^	2.617%	(c)	10/01/20		6,008	5,984,618
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-1, Class A1, 144A	2.617%	(c)	01/01/21		3,451	3,390,679
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-2, Class A, 144A	2.617%	(c)	03/01/21		6,521	6,485,799
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-3, Class A, 144A^	2.617%	(c)	09/01/21		5,995	5,921,866
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-6, Class A, 144A	2.634%	(c)	11/01/21		10,963	10,809,557
LSTAR Securities Investment Trust (Cayman Islands), Series 2016-5, Class A1, 144A	2.617%	(c)	11/01/21		6,085	6,017,025
LSTAR Securities Investment Trust, Series 2015-2, Class A, 144A	2.617%	(c)	01/01/20		13,974	13,943,854
LSTAR Securities Investment Trust, Series 2015-3, Class A, 144A	2.617%	(c)	03/01/20		9,164	9,152,102
Mortgage Repurchase Agreement Financing Trust, Series 2016-3, Class A1, 144A^	1.664%	(c)	11/10/18		4,380	4,380,000
Mortgage Repurchase Agreement Financing Trust, Series 2016-4, Class A1, 144A^	1.737%	(c)	05/10/19		18,300	18,260,234
Mortgage Repurchase Agreement Financing Trust, Series 2016-5, Class A, 144A^	1.871%	(c)	06/10/19		3,100	3,100,000
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1	1.084%	(c)	09/25/37		16,500	15,383,934
Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2004-7, Class 3A1	5.500%		05/25/19		235	237,046

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $222,288,568)						223,940,548

SOVEREIGN BONDS — 4.2%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.875%		04/22/21		2,045	2,177,925
Brazilian Government International Bond (Brazil), Unsec’d. Notes	11.000%		06/26/17	EUR	6,200	6,840,885
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	7.375%		09/18/37		2,015	2,448,225
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	11.750%		02/25/20		300	381,600
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	7.500%		06/26/17		600	651,204
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS	7.500%		05/06/21		7,000	7,597,380
Finland Government International Bond (Finland), Sr. Unsec’d. Notes	6.950%		02/15/26		3,000	3,850,341
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes(g)	3.800%		08/08/17	JPY	1,150,000	9,568,984
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	2.110%		10/26/17	JPY	700,000	5,983,339
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes, EMTN	4.125%		08/08/17		4,220	4,317,153
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%		03/25/24		560	610,400

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%		11/22/23		1,500	$1,663,125
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%		03/29/21		8,128	9,101,409
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	7.625%		03/29/41		1,520	2,123,820
Hydro-Quebec (Canada), Gov’t. Gtd. Notes	8.625%		06/15/29		1,000	1,439,395
Iceland Government International Bond (Iceland), Sr. Unsec’d. Notes, RegS	5.875%		05/11/22		1,500	1,710,840
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	2.875%		07/08/21	EUR	2,645	2,904,341
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.375%		07/30/25	EUR	2,000	2,155,746
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN	3.750%		06/14/28	EUR	1,600	1,712,343
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, RegS, 144A	3.750%		06/14/28	EUR	1,155	1,236,097
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.750%		01/08/26		1,350	1,393,583
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.250%		01/08/47		2,975	2,966,438
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.450%		03/24/17	JPY	300,000	2,590,819
Kingdom of Belgium Government International Bond (Belgium), 144A	8.875%		12/01/24		2,000	2,806,986
Latvia Government International Bond (Latvia), Sr. Unsec’d. Notes, RegS	5.250%		03/24/17		1,000	1,004,500
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, RegS	7.375%		02/11/20		2,000	2,280,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN, 144A	4.750%		03/08/44		2,200	2,000,460
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%		03/16/25		530	526,025
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700%		01/26/36		1,400	1,698,900
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	1.610%	(s)	05/31/18		984	957,266
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	2.750%		01/30/26	EUR	700	795,806
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	5.125%		10/15/24		6,200	5,998,500
Province of Alberta (Canada), Sr. Unsec’d. Notes	1.900%		12/06/19		3,000	3,004,593
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125%		06/22/26		800	746,280
Province of Quebec (Canada), Unsec’d. Notes, MTN	7.140%	(c)	02/27/26		3,520	4,511,126
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950%		06/09/21		2,710	3,055,525
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	3.250%		10/26/26		4,170	3,953,260
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS, 144A	5.250%		02/18/24		1,000	1,095,500
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.500%		10/26/22		7,700	8,508,315
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.850%		05/10/23		600	675,856
Tokyo Metropolitan Government (Japan), Sr. Unsec’d. Notes, 144A	2.000%		05/17/21		6,000	5,820,240

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SOVEREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%		03/30/21	400	$410,160
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%		04/03/18	2,000	2,087,100
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20	4,300	4,617,005

TOTAL SOVEREIGN BONDS (cost $138,885,168)					131,978,795

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.2%
Federal Home Loan Mortgage Corp.	2.500%		TBA	10,000	10,017,969
Federal Home Loan Mortgage Corp.	2.500%		09/01/29	529	531,070
Federal Home Loan Mortgage Corp.	2.500%		03/01/30	2,440	2,449,356
Federal Home Loan Mortgage Corp.	2.559%	(s)	12/14/29	2,400	1,564,428
Federal Home Loan Mortgage Corp.	3.000%		05/01/29	2,968	3,047,300
Federal Home Loan Mortgage Corp.	3.500%		09/01/42	1,241	1,278,085
Federal Home Loan Mortgage Corp.	3.500%		04/01/46	35,416	36,295,342
Federal Home Loan Mortgage Corp.	4.000%		TBA	17,000	17,855,644
Federal Home Loan Mortgage Corp.	4.000%		09/01/40	8,679	9,160,526
Federal Home Loan Mortgage Corp.	4.000%		11/01/40	3,996	4,219,559
Federal Home Loan Mortgage Corp.	4.000%		12/01/40	3,849	4,063,240
Federal Home Loan Mortgage Corp.	4.000%		01/01/44	1,957	2,055,513
Federal Home Loan Mortgage Corp.	4.000%		01/01/44	1,913	2,009,430
Federal Home Loan Mortgage Corp.	4.500%		12/01/40	2,517	2,709,862
Federal Home Loan Mortgage Corp.	4.500%		07/01/41	4,945	5,338,833
Federal Home Loan Mortgage Corp.(hh)	6.250%		07/15/32	3,400	4,678,876
Federal Home Loan Mortgage Corp.(hh)	6.750%		03/15/31	2,000	2,818,776
Federal National Mortgage Assoc.	2.125%		04/24/26	4,000	3,782,764
Federal National Mortgage Assoc.	2.500%		04/01/28	164	164,473
Federal National Mortgage Assoc.	2.500%		06/01/28	1,976	1,982,398
Federal National Mortgage Assoc.	2.500%		08/01/28	689	691,067
Federal National Mortgage Assoc.	2.500%		09/01/28	852	854,424
Federal National Mortgage Assoc.	2.797%	(s)	05/15/30	1,855	1,192,871
Federal National Mortgage Assoc.	3.000%		02/01/31	4,659	4,785,603
Federal National Mortgage Assoc.	3.000%		07/01/43	361	360,571
Federal National Mortgage Assoc.	3.000%		08/01/43	779	778,986
Federal National Mortgage Assoc.	3.000%		09/01/43	2,366	2,365,579
Federal National Mortgage Assoc.	3.000%		11/01/43	10,851	10,847,588
Federal National Mortgage Assoc.	3.500%		TBA	28,500	29,210,274
Federal National Mortgage Assoc.	3.500%		05/01/42	2,394	2,469,293
Federal National Mortgage Assoc.	3.500%		05/01/42	2,017	2,079,817
Federal National Mortgage Assoc.	3.500%		05/01/42	2,010	2,073,066
Federal National Mortgage Assoc.	3.500%		07/01/42	11,706	12,070,304
Federal National Mortgage Assoc.	3.500%		09/01/42	26,706	27,533,502
Federal National Mortgage Assoc.	3.500%		09/01/42	4,918	5,069,960
Federal National Mortgage Assoc.	4.000%		09/01/40	3,985	4,189,214
Federal National Mortgage Assoc.	4.000%		12/01/43	183	192,241
Federal National Mortgage Assoc.	4.500%		05/01/39	3,760	4,065,470
Federal National Mortgage Assoc.	4.500%		12/01/40	6,155	6,668,623
Federal National Mortgage Assoc.(hh)(k)	6.250%		05/15/29	8,590	11,386,139
Federal National Mortgage Assoc.(hh)	6.625%		11/15/30	1,485	2,065,763
Federal National Mortgage Assoc.(hh)	7.125%		01/15/30	1,440	2,054,831
Government National Mortgage Assoc.	3.500%		09/15/41	491	511,541
Government National Mortgage Assoc.	3.500%		11/15/41	207	215,679
Government National Mortgage Assoc.	3.500%		11/15/41	9	9,556
Government National Mortgage Assoc.	3.500%		01/15/42	47	49,172
Government National Mortgage Assoc.	3.500%		02/15/42	375	392,507
Government National Mortgage Assoc.	3.500%		03/15/42	1,259	1,313,963

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	3.500%		03/15/42	17	$17,364
Government National Mortgage Assoc.	3.500%		05/15/42	352	366,613
Government National Mortgage Assoc.	3.500%		06/15/42	204	211,810
Government National Mortgage Assoc.	3.500%		07/15/42	634	661,139
Government National Mortgage Assoc.	3.500%		07/15/42	518	540,785
Government National Mortgage Assoc.	3.500%		07/15/42	275	287,529
Government National Mortgage Assoc.	3.500%		07/15/42	59	61,622
Government National Mortgage Assoc.	3.500%		08/15/42	35	36,433
Government National Mortgage Assoc.	3.500%		01/15/43	264	275,091
Government National Mortgage Assoc.	3.500%		02/15/43	379	395,084
Government National Mortgage Assoc.	3.500%		04/15/43	741	774,604
Government National Mortgage Assoc.	3.500%		05/15/43	76	79,807
Government National Mortgage Assoc.	3.500%		05/15/43	62	64,796
Government National Mortgage Assoc.	3.500%		05/15/43	40	41,651
Government National Mortgage Assoc.	3.500%		05/15/43	20	20,611
Government National Mortgage Assoc.	3.500%		05/20/43	9,496	9,916,168
Government National Mortgage Assoc.	3.500%		07/15/43	441	462,745
Government National Mortgage Assoc.	3.500%		10/15/43	48	49,880
Government National Mortgage Assoc.	3.500%		11/15/43	64	67,195
Government National Mortgage Assoc.	3.500%		12/15/43	645	675,876
Government National Mortgage Assoc.	3.500%		01/15/44	208	216,592
Government National Mortgage Assoc.	4.000%		01/20/40	1,452	1,551,699
Government National Mortgage Assoc.	4.000%		10/20/40	1,410	1,512,396
Government National Mortgage Assoc.	4.000%		02/20/41	1,848	1,974,954
Government National Mortgage Assoc.	4.500%		05/20/40	4,805	5,176,079
Government National Mortgage Assoc.	4.500%		12/20/40	4,276	4,628,094
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125%		05/01/30	2,115	3,012,898
Tennessee Valley Authority Strips Coupon	2.723%	(s)	09/15/30	2,730	1,654,989
Tennessee Valley Authority Strips Coupon	2.919%	(s)	03/15/33	800	439,409
Tunisia Government USAID Bonds, U.S. Gov’t Gtd. Notes	1.416%		08/05/21	2,600	2,513,269

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $291,912,515)					289,208,230

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bonds(a)	2.250%		08/15/46	11,980	10,073,024
U.S. Treasury Bonds	2.500%		02/15/45	540	481,001
U.S. Treasury Bonds	2.500%		05/15/46	9,145	8,126,905
U.S. Treasury Bonds	2.875%		05/15/43	5,000	4,829,490
U.S. Treasury Bonds	3.000%		11/15/44	4,030	3,981,044
U.S. Treasury Bonds	4.750%		02/15/41	1,300	1,694,875
U.S. Treasury Notes	1.625%		04/30/23	11,815	11,427,326
U.S. Treasury Notes(k)	2.000%		11/30/22	28,860	28,664,964
U.S. Treasury Notes(a)	2.000%		11/15/26	2,690	2,588,178
U.S. Treasury Notes	2.625%		11/15/20	9,630	9,953,510
U.S. Treasury Strip Coupon	1.881%	(s)	05/15/31	2,100	1,391,529
U.S. Treasury Strip Coupon(hh)	1.898%	(s)	08/15/29	2,100	1,477,709
U.S. Treasury Strip Coupon(h)	2.100%	(s)	11/15/35	4,200	2,378,825
U.S. Treasury Strip Coupon	2.143%	(s)	11/15/28	3,520	2,535,875
U.S. Treasury Strip Coupon	2.174%	(s)	05/15/29	8,550	6,066,199
U.S. Treasury Strip Coupon	2.264%	(s)	08/15/40	4,200	1,984,034
U.S. Treasury Strip Coupon(hh)(k)	2.404%	(s)	08/15/21	24,945	22,747,470
U.S. Treasury Strip Coupon(hh)	2.699%	(s)	05/15/26	22,700	17,794,712
U.S. Treasury Strip Principal	2.543%	(s)	02/15/45	1,265	522,326
U.S. Treasury Strip Principal	2.560%	(s)	05/15/43	1,465	640,123
U.S. Treasury Strip Principal	2.873%	(s)	05/15/45	2,460	1,007,102

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Strip Principal	3.539	%(s)	05/15/44	2,860	$1,213,544

TOTAL U.S. TREASURY OBLIGATIONS (cost $146,651,907)					141,579,765

TOTAL LONG-TERM INVESTMENTS (cost $3,139,112,242)					3,136,865,217

				Shares
SHORT-TERM INVESTMENTS — 2.0%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)				30,490,169	30,490,169
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $31,445,203; includes $31,420,595 of cash collateral for securities on loan)(b)(w)				31,444,716	31,451,005

TOTAL SHORT-TERM INVESTMENTS (cost $61,935,372)(Note 4)					61,941,174

TOTAL INVESTMENTS — 101.9% (cost $3,201,047,614)					3,198,806,391
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (1.9)%					(59,514,943)

NET ASSETS — 100.0%					$3,139,291,448

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $76,360,840 and 2.4% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,866,151; cash collateral of $31,420,595 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund. (x) Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
8,711	5 Year U.S. Treasury Notes	Mar. 2017	$1,029,432,284	$1,024,971,648	$(4,460,636)
2,635	10 Year U.S. Treasury Notes	Mar. 2017	327,487,438	327,481,094	(6,344)
316	20 Year U.S. Treasury Bonds	Mar. 2017	47,518,664	47,607,375	88,711
1,052	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	170,053,585	168,583,000	(1,470,585)

					(5,848,854)

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Position:
64	2 Year U.S. Treasury Notes	Mar. 2017	$13,851,909	$13,868,000	$(16,091)

					$(5,864,945)

A U.S. Government Agency Obligation and U.S. Treasury Obligations with a combined market value of $19,574,211 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Japanese Yen,
Expiring 01/27/17	JPMorgan Chase	JPY	318,808	$2,952,327	$2,732,181	$(220,146)
Mexican Peso,
Expiring 01/24/17	Goldman Sachs & Co.	MXN	38,814	1,893,600	1,865,270	(28,330)

				$4,845,927	$4,597,451	$(248,476)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	BNP Paribas	AUD	1,088	$820,776	$785,090	$35,686
British Pound,
Expiring 01/27/17	UBS AG	GBP	10,126	12,308,877	12,488,911	(180,034)
Euro,
Expiring 01/27/17	Citigroup Global Markets	EUR	1,374	1,482,395	1,448,668	33,727
Expiring 01/27/17	Goldman Sachs & Co.	EUR	4,538	4,960,441	4,783,702	176,739
Expiring 01/27/17	Goldman Sachs & Co.	EUR	1,144	1,215,761	1,205,903	9,858
Expiring 01/27/17	JPMorgan Chase	EUR	1,702	1,862,270	1,794,211	68,059
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	325,615	1,166,453	1,109,266	57,187
Israeli Shekel,
Expiring 01/19/17	Citigroup Global Markets	ILS	696	182,009	180,818	1,191
Japanese Yen,
Expiring 01/27/17	UBS AG	JPY	534,874	5,148,688	4,583,857	564,831
Mexican Peso,
Expiring 01/24/17	Goldman Sachs & Co.	MXN	23,746	1,263,371	1,141,143	122,228
Polish Zloty,
Expiring 01/25/17	Goldman Sachs & Co.	PLN	3,573	906,777	853,469	53,308
South African Rand,
Expiring 01/13/17	Toronto Dominion	ZAR	6,825	466,100	495,644	(29,544)

				$31,783,918	$30,870,682	913,236

						$664,760

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.27.V1	12/20/21	5.000%	43,900	$(1,529,427)	$(2,717,761)	$(1,188,334)
CDX.NA.IG.24.V1	06/20/20	1.000%	105,550	(2,023,557)	(1,764,991)	258,566
CDX.NA.IG.27.V1	12/20/21	1.000%	145,000	(1,700,054)	(2,193,995)	(493,941)

				$(5,253,038)	$(6,676,747)	$(1,423,709)

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate issues and/or sovereign Issues—Sell Protection(2):
American International Group, Inc.	12/20/20	1.000%	7,610	$110,040	$109,888	$(152)
Anadarko Petroleum Corp.	06/20/21	1.000%	1,920	(144,749)	(16,883)	127,866
AT&T, Inc.	06/20/21	1.000%	10,080	72,647	78,564	5,917
Barrick Gold Corp.	06/20/21	1.000%	3,830	(99,576)	(66,998)	32,578
CIT Group Inc.	06/20/18	5.000%	13,340	852,674	865,539	12,865
Devon Energy Corp.	06/20/20	1.000%	610	(50,343)	1,534	51,877
Eastman Chemical Co.	06/20/21	1.000%	5,625	54,113	81,816	27,703
Ford Motor Co.	06/20/21	5.000%	19,000	3,305,153	2,963,297	(341,856)
General Motors Co.	06/20/19	5.000%	4,960	558,349	508,157	(50,192)

				$4,658,308	$4,524,914	$(133,394)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
Ameriquest Home Equity	01/30/17	1.500%	777	$1,132	$—	$1,132	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	741	1,080	—	1,080	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	625	911	—	911	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	506	738	—	738	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	490	714	—	714	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	389	567	—	567	Goldman Sachs & Co.
Ameriquest Home Equity	01/30/17	1.500%	312	455	—	455	Goldman Sachs & Co.
Bank of America Prime Mortgage	01/30/17	1.500%	1,693	2,466	—	2,466	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities	01/30/17	1.500%	1,199	150	—	150	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities	01/30/17	1.500%	331	483	—	483	Goldman Sachs & Co.
Chase Mortgage	01/30/17	1.500%	1,178	1,717	—	1,717	Goldman Sachs & Co.
Chase Mortgage	01/30/17	1.500%	1,177	1,715	—	1,715	Goldman Sachs & Co.
Chase Mortgage	01/30/17	1.500%	457	665	—	665	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust	01/23/17	1.500%	262	382	—	382	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust	01/30/17	1.500%	484	705	—	705	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust	01/30/17	1.500%	406	591	—	591	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	1,169	1,704	—	1,704	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	1,081	1,575	—	1,575	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	583	850	—	850	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
COMM Mortgage Trust	01/23/17	1.500%	295	$430	$—	$430	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	174	254	—	254	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	140	204	—	204	Goldman Sachs & Co.
COMM Mortgage Trust	01/23/17	1.500%	129	188	—	188	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	01/23/17	1.500%	251	366	—	366	Goldman Sachs & Co.
Countrywide Home Equity	01/30/17	1.500%	616	898	—	898	Goldman Sachs & Co.
Countrywide Home Equity	01/30/17	1.500%	492	717	—	717	Goldman Sachs & Co.
Countrywide Home Equity	01/30/17	1.500%	439	640	—	640	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/03/17	1.500%	2,635	545	—	545	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/03/17	1.500%	901	177	—	177	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	01/03/17	1.500%	225	47	—	47	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	1,081	1,575	—	1,575	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	461	672	—	672	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	428	624	—	624	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	406	592	—	592	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	395	576	—	576	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	284	414	—	414	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	240	350	—	350	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	229	334	—	334	Goldman Sachs & Co.
GS Mortgage Securities Trust	01/23/17	1.500%	151	220	—	220	Goldman Sachs & Co.
GSAMP Home Equity	01/30/17	1.500%	753	1,097	—	1,097	Goldman Sachs & Co.
GSAMP Home Equity	01/30/17	1.500%	496	723	—	723	Goldman Sachs & Co.
Indymac Subprime Mortgage	01/30/17	1.500%	1,105	(548)	—	(548)	Goldman Sachs & Co.
Indymac Subprime Mortgage	01/30/17	1.500%	410	532	—	532	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/23/17	1.500%	550	802	—	802	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	01/23/17	1.500%	162	236	—	236	Goldman Sachs & Co.
JPMorgan Chase Commercial Mortgage Securities	01/23/17	1.500%	151	220	—	220	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (continued):
Lehman Home Equity	01/30/17	1.500%	938	$1,367	$—	$1,367	Goldman Sachs & Co.
LNR CDO Ltd	01/11/17	1.500%	4,459	6,125	—	6,125	Goldman Sachs & Co.
Long Beach Home Equity	01/30/17	1.500%	883	1,286	—	1,286	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	1,125	1,640	—	1,640	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	251	366	—	366	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	207	302	—	302	Goldman Sachs & Co.
Morgan Stanley BAML Trust	01/23/17	1.500%	162	236	—	236	Goldman Sachs & Co.
Morgan Stanley Home Equity	01/30/17	1.500%	381	555	—	555	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	963	1,403	—	1,403	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	854	1,244	—	1,244	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	522	761	—	761	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	509	740	—	740	Goldman Sachs & Co.
New Century Home Equity	01/30/17	1.500%	436	636	—	636	Goldman Sachs & Co.
Option One Home Equity	01/30/17	1.500%	1,605	2,339	—	2,339	Goldman Sachs & Co.
Option One Home Equity	01/30/17	1.500%	904	1,317	—	1,317	Goldman Sachs & Co.
UBS-Barclays Commercial Mortgage Trust	01/23/17	1.500%	118	172	—	172	Goldman Sachs & Co.
Wells Fargo Home Equity	01/30/17	1.500%	329	480	—	480	Goldman Sachs & Co.
WFCG Commercial Mortgage Trust	01/23/17	1.500%	804	1,172	—	1,172	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/23/17	1.500%	162	236	—	236	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	01/23/17	1.500%	140	204	—	204	Goldman Sachs & Co.

				$54,066	$—	$54,066

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate issues and/or sovereign Issues—Sell Protection(2):
Husky Energy, Inc.	06/20/20	1.000%	2,650	1.265%	$(22,505)	$(109,128)	$86,623	Morgan Stanley
Petroleo Brasileiro SA	06/20/18	1.000%	6,340	2.166%	(105,018)	(486,118)	381,100	Morgan Stanley
Republic of Italy	09/20/20	1.000%	20,350	1.421%	(295,227)	94,415	(389,642)	JPMorgan Chase

					$(422,750)	$(500,831)	$78,081

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities, and centally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
1,253	3 Month LIBOR	EUR	1,080	3 Month EURIBOR minus 24.5 bps	Citigroup Global Markets	01/16/17	$119,834	$—	$119,834
706	3 Month LIBOR plus 432 bps	JPY	55,000	3.450%	Citigroup Global Markets	03/24/17	225,787	4,501	221,286
2,658	3 Month LIBOR plus 220 bps	EUR	2,180	4.250%	Citigroup Global Markets	07/14/17	304,796	(227,068)	531,864
269	3 Month LIBOR plus 208 bps	EUR	220	4.250%	Citigroup Global Markets	07/14/17	31,299	(25,141)	56,440
10,098	3 Month LIBOR	JPY	1,030,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	1,272,758	—	1,272,758
2,443	3 Month LIBOR	EUR	1,900	3 Month EURIBOR minus 31.75 bps	Hong Kong & Shanghai Bank	09/28/17	442,199	—	442,199
32,632	3 Month LIBOR	EUR	28,400	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	2,783,709	—	2,783,709
11,722	3 Month LIBOR	EUR	10,500	3 Month EURIBOR minus 37 bps	JPMorgan Chase	10/17/17	665,503	—	665,503
5,793	3 Month LIBOR plus 54.25 bps	JPY	700,000	.15500%	JPMorgan Chase	10/26/17	(208,920)	—	(208,920)

							$5,636,965	$(247,708)	$5,884,673

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD 4,320	10/26/18	1.765%	3 Month BBSW(1)	$122	$12,087	$11,965

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
AUD 6,340	10/27/18	1.793%	3 Month BBSW(1)	$126	$15,706	$15,580
AUD 27,175	11/29/18	1.900%	3 Month BBSW(1)	158	34,768	34,610
AUD 3,520	10/26/21	2.115%	6 Month BBSW(2)	126	(57,189)	(57,315)
AUD 16,615	10/27/21	2.173%	6 Month BBSW(2)	(3,171)	(239,162)	(235,991)
AUD 5,220	10/27/21	2.125%	6 Month BBSW(2)	131	(83,348)	(83,479)
AUD 33,325	11/29/21	2.458%	6 Month BBSW(2)	(325)	(180,042)	(179,717)
AUD 1,380	10/27/26	2.355%	6 Month BBSW(1)	122	54,742	54,620
AUD 5,970	11/29/26	2.823%	6 Month BBSW(1)	144	63,110	62,966
CAD 26,870	10/26/18	0.904%	3 Month Canadian Bankers Acceptance(2)	15	(60,726)	(60,741)
EUR 16,500	08/01/17	0.125%	1 Day EONIA(1)	209	(82,938)	(83,147)
EUR 7,200	08/01/21	0.604%	1 Day EONIA(1)	211	(316,156)	(316,367)
EUR 8,800	07/28/25	0.780%	1 Day EONIA(1)	216	(448,829)	(449,045)
EUR 5,250	02/23/26	0.324%	1 Day EONIA(1)	(170,926)	(18,055)	152,871
GBP 5,000	02/23/21	0.639%	1 Day SONIA(1)	239	(64,672)	(64,911)
MXN 64,200	05/25/22	6.370%	28 Day Mexican Interbank Rate(2)	36	(180,651)	(180,687)
MXN 18,300	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	1,081	(120,104)	(121,185)
MXN 66,200	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	42,617	(402,808)	(445,425)
MXN 120,000	10/15/26	6.445%	28 Day Mexican Interbank Rate(2)	59	(613,722)	(613,781)
MXN 63,510	12/09/26	7.780%	28 Day Mexican Interbank Rate(2)	(256)	(33,251)	(32,995)
MXN 26,800	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	27	(203,568)	(203,595)
NOK 48,650	11/01/26	1.650%	6 Month NIBOR(2)	61	(144,637)	(144,698)
NZD 37,210	12/15/17	2.125%	3 Month New Zealand Bank Bill(2)	132	(13,722)	(13,854)
NZD 10,540	11/01/26	2.835%	3 Month New Zealand Bank Bill(2)	(23,939)	(405,203)	(381,264)
204,925	02/18/17	0.466%	1 Day USOIS(1)	334	29,616	29,282
99,370	08/19/17	0.524%	1 Day USOIS(1)	239	108,692	108,453
402,260	09/09/17	0.539%	1 Day USOIS(1)	54,502	502,570	448,068
98,610	10/21/17	0.590%	1 Day USOIS(1)	239	137,852	137,613
97,150	11/01/17	0.639%	1 Day USOIS(1)	369	103,574	103,205
190,020	11/14/17	0.675%	1 Day USOIS(1)	(16,422)	176,246	192,668
94,620	11/22/17	0.716%	1 Day USOIS(1)	363	62,490	62,127
7,935	09/30/18	0.747%	1 Day USOIS(1)	168	42,690	42,522
94,860	11/17/18	1.080%	1 Day USOIS(1)	363	249,394	249,031
142,600	11/18/18	0.911%	1 Day USOIS(1)	(7,563)	418,071	425,634
61,700	11/22/18	1.297%	3 Month LIBOR(1)	291	146,624	146,333
22,450	03/11/20	1.824%	3 Month LIBOR(1)	223	(71,366)	(71,589)
31,900	07/31/21	2.290%	3 Month LIBOR(1)	341	(518,001)	(518,342)
48,800	12/31/21	1.850%	3 Month LIBOR(1)	368	269,021	268,653
189,950	05/31/22	2.237%	3 Month LIBOR(1)	(186,878)	(2,253,686)	(2,066,808)
137,100	05/31/22	1.741%	3 Month LIBOR(1)	1,269,875	1,903,014	633,139
117,225	08/31/22	1.843%	3 Month LIBOR(1)	783	1,190,493	1,189,710
29,030	08/31/22	1.788%	3 Month LIBOR(1)	221	381,156	380,935
19,825	12/31/22	1.416%	3 Month LIBOR(1)	258	736,114	735,856
1,250	12/31/22	1.495%	3 Month LIBOR(1)	157	40,749	40,592
23,680	05/31/23	1.578%	3 Month LIBOR(1)	(24,932)	760,027	784,959
14,590	05/31/23	1.395%	3 Month LIBOR(1)	230	631,256	631,026
14,590	05/31/23	1.394%	3 Month LIBOR(1)	230	632,225	631,995
13,300	05/31/23	1.513%	3 Month LIBOR(1)	223	479,872	479,649

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
5,310	05/31/23	1.584%	3 Month LIBOR(1)	$179	$168,640	$168,461
98,188	08/02/23	— (5)	— (5)	4,393	283,242	278,849
64,440	08/02/23	— (3)	— (3)	(23,905)	175,405	199,310
31,270	08/03/23	— (4)	— (4)	(22,425)	87,885	110,310
4,480	09/04/25	2.214%	3 Month LIBOR(1)	67	17,536	17,469
12,520	05/15/37	2.726%	3 Month LIBOR(2)	354	285,401	285,047
24,645	11/15/41	1.869%	3 Month LIBOR(1)	78,208	3,391,468	3,313,260
4,895	02/15/42	1.369%	1 Day USOIS(1)	239	786,459	786,220
3,180	09/27/46	1.380%	1 Day USOIS(1)	208	560,612	560,404

				$978,515	$8,426,971	$7,448,456

U.S Government Agency Obligations and U.S. Treasury Obligations with a combined market value of $46,683,630 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default and interest rate swap contracts at December 31, 2016.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.

(4)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

(5)	The Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
Credit Suisse First Boston Corp.	01/12/41	7,215	Pay variable payments based on 1 Month LIBOR and receive fixed payments based on the IOS. FN30.450.10 Index	$(5,734)	$(14,784)	$9,050

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$8,255,066	$—
Collateralized Loan Obligations	—	374,856,096	—
Non-Residential Mortgage-Backed Securities	—	100,391,788	—
Residential Mortgage-Backed Securities	—	195,225,805	9,800,000
Bank Loans	—	64,409,793	—
Commercial Mortgage-Backed Securities	—	528,883,745	—
Common Stock	1,402,976	—	—
Corporate Bonds	—	926,045,431	—
Municipal Bonds	—	53,783,738	—
Non-Corporate Foreign Agencies	—	87,103,441	—
Residential Mortgage-Backed Securities	—	157,433,774	66,506,774
Sovereign Bonds	—	131,978,795	—
U.S. Government Agency Obligations	—	289,208,230	—
U.S. Treasury Obligations	—	141,579,765	—
Affiliated Mutual Funds	61,941,174	—	—
Other Financial Instruments*
Futures Contracts	(5,864,945)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	664,760	—
Centrally Cleared Credit Default Swap Agreements	—	(1,557,103)	—
OTC Credit Default Swap Agreements	—	(422,750)	54,066
OTC Currency Swap Agreements	—	5,636,965	—
Centrally Cleared Interest Rate Swap Agreements	—	7,448,456	—
OTC Total Return Swap Agreement	—	(5,734)	—

Total	$57,479,205	$3,070,920,061	$76,360,840

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities Residential Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Commercial Mortgage-Backed Securities	Credit Default Swap Agreements
Balance as of 12/31/15	$—	$39,638,646	$5,637,568	$8,901
Realized gain (loss)	—	145,927	—	—
Change in unrealized appreciation (depreciation)**	—	155,046	—	45,165
Purchases/Exchanges/Issuances	9,800,000	38,489,022	—	—
Sales/Paydowns	—	(16,657,448)	—	—
Accrued discount/premium	—	108,716	—	—
Transfers into Level 3	—	4,626,865	—	—
Transfers out of Level 3	—	—	(5,637,568)	—

Balance as of 12/31/16	$9,800,000	$66,506,774	$—	$54,066

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $223,804 was relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2016	Valuation Methodology	Unobservable Inputs
Asset-Backed Residential
Mortgage-Backed Securities	$9,800,000	Market approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	66,506,774	Market approach	Single Broker Indicative Quote
Credit Default Swap Agreements	54,066	Market approach	Single Broker Indicative Quote

	$76,360,840

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Residential Mortgage-Backed Securities	$4,626,865	L2 to L3	Evaluated Bid to Single Broker Indicative Quote
Commercial Mortgage-Backed Securities	5,637,568	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Commercial Mortgage-Backed Securities	16.9%
Residential Mortgage-Backed Securities	13.6
Collateralized Loan Obligations	11.9
U.S. Government Agency Obligations	9.2
Banks	8.0
U.S. Treasury Obligations	4.5
Sovereign Bonds	4.2
Non-Residential Mortgage-Backed Securities	3.2
Non-Corporate Foreign Agencies	2.8
Oil & Gas	2.1
Affiliated Mutual Fund (1.0% represents investments purchased with collateral from securities on loan)	2.0
Media	1.7
Municipal Bonds	1.7
Telecommunications	1.3
Healthcare-Services	1.2
Pharmaceuticals	1.2
Electric	1.0
Insurance	1.0
Diversified Financial Services	0.9
Foods	0.9
Retail	0.9
Chemicals	0.8
Auto Manufacturers	0.7
Pipelines	0.6
Technology	0.6
Computers	0.5
Healthcare & Pharmaceutical	0.5
Lodging	0.5
Software	0.5
Airlines	0.4
Auto Parts & Equipment	0.4
Commercial Services	0.4
Home Builders	0.4

Multi-National	0.4%
Agriculture	0.3
Building Materials	0.3
Collateralized Debt Obligation	0.3
Entertainment	0.3
Forest Products & Paper	0.3
Mining	0.3
Packaging & Containers	0.3
Retailers	0.3
Biotechnology	0.2
Machinery-Diversified	0.2
Miscellaneous Manufacturing	0.2
Office/Business Equipment	0.2
Oil & Gas Services	0.2
Real Estate Investment Trusts (REITs)	0.2
Semiconductors	0.2
Automotive	0.1
Beverages	0.1
Capital Markets	0.1
Electronics	0.1
Energy – Other	0.1
Household Products/Wares	0.1
Housewares	0.1
Iron/Steel	0.1
Oil, Gas & Consumable Fuels	0.1
Savings & Loans	0.1
Transportation	0.1
Trucking & Leasing	0.1

101.9
Liabilities in excess of other assets	(1.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$517,372	*	Due from/to broker-variation margin swaps	$2,074,475	*
Credit contracts	Premiums paid for OTC swap agreements	94,415		Premiums received for OTC swap agreements	595,246
Credit contracts	Unrealized appreciation on OTC swap agreements	522,337		Unrealized depreciation on OTC swap agreements	390,190
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,122,814		Unrealized depreciation on OTC forward foreign currency exchange contracts	458,054
Interest rate contracts	Due from/to broker-variation margin futures	88,711	*	Due from/to broker-variation margin futures	5,953,656	*
Interest rate contracts	Due from/to broker-variation margin swaps	13,773,392	*	Due from/to broker-variation margin swaps	6,324,936	*
Interest rate contracts	Premiums paid for OTC swap agreements	4,501		Premiums received for OTC swap agreements	266,993
Interest rate contracts	Unrealized appreciation on OTC swap agreements	6,102,643		Unrealized depreciation on OTC swap agreements	208,920

Total		$22,226,185			$16,272,470

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(1,629,652)	$826,944	$—	$—	$—	$2,344,159	$1,541,451
Foreign exchange contracts	—	—	—	3,446,684	—	—	3,446,684
Interest rate contracts	(863,822)	(438,925)	35,806,412	—	2,737	(35,271,966)	(765,564)

Total	$(2,493,474)	$388,019	$35,806,412	$3,446,684	$2,737	$(32,927,807)	$4,222,571

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward Currency Contracts**	Swaps	Total
Credit contracts	$1,121,910	$(652,645)	$—	$—	$(5,149,343)	$(4,680,078)
Foreign exchange contracts	—	—	—	(379,405)	—	(379,405)
Interest rate contracts	913,466	(577,653)	(3,707,950)	—	10,883,063	7,510,926

Total	$2,035,376	$(1,230,298)	$(3,707,950)	$(379,405)	$5,733,720	$2,451,443

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)
$1,261,671	$307,642,000	$1,599,312,751	$81,367,560	$11,763,893	$37,145,952

Interest Rate Swaps Agreements(2)	Credit Default Swaps Agreements- Buy Protection(2)	Credit Default Swaps Agreements- Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)
$1,948,498,000	$307,110,000	$159,037,000	$104,233,000	$137,656,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

The Portfolio invested in OTC derivatives and other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial instruments, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$30,866,151	$(30,866,151)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
BNP Paribas	$35,686	$—	$—	$35,686
Citigroup Global Markets	1,026,030	(252,209)	(710,000)	63,821
Credit Suisse First Boston Corp.	9,050	(9,050)	—	—
Deutsche Bank AG	1,272,758	—	(1,272,758)	—
Goldman Sachs & Co.	416,747	(28,878)	—	387,869
Hong Kong & Shanghai Bank	442,199	—	(370,240)	71,959
JPMorgan Chase	3,611,686	(818,708)	(2,792,978)	—
Morgan Stanley	467,723	(467,723)	—	—
Toronto Dominion	—	—	—	—
UBS AG	564,831	(180,034)	(310,000)	74,797

	$7,846,710

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
BNP Paribas	$—	$—	$—	$—
Citigroup Global Markets	(252,209)	252,209	—	—
Credit Suisse First Boston Corp.	(14,784)	9,050	—	(5,734)
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	(28,878)	28,878	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(818,708)	818,708	—	—
Morgan Stanley	(595,246)	467,723	—	(127,523)
Toronto Dominion	(29,544)	—	—	(29,544)
UBS AG	(180,034)	180,034	—	—

	$(1,919,403)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $30,866,151:
Unaffiliated investments (cost $3,139,112,242)	$3,136,865,217
Affiliated investments (cost $61,935,372)	61,941,174
Cash	2,983,489
Foreign currency, at value (cost $661,703)	665,058
Receivable for investments sold	38,300,048
Dividends and interest receivable	20,718,904
Unrealized appreciation on OTC swap agreements	6,624,980
Due from broker-variation margin futures	3,560,300
Receivable for fund share sold	2,084,473
Unrealized appreciation on OTC foreign currency forward contracts	1,122,814
Premiums paid for OTC swap agreements	98,916
Prepaid expenses	24,590
Tax reclaim receivable	982

Total Assets	3,274,990,945

LIABILITIES:
Payable for investments purchased	93,968,697
Payable to broker for collateral for securities on loan	31,420,595
Payable for fund share repurchased	5,949,311
Advisory fees payable	1,246,684
Due to broker-variation margin swaps	901,864
Premiums received for OTC swap agreements	862,239
Unrealized depreciation on OTC swap agreements	599,110
Unrealized depreciation on OTC foreign currency forward contracts	458,054
Accrued expenses and other liabilities	184,803
Distribution fee payable	107,794
Affiliated transfer agent fee payable	346

Total Liabilities	135,699,497

NET ASSETS	$3,139,291,448

Net assets were comprised of:
Paid-in capital	$2,731,700,921
Retained earnings	407,590,527

Net assets, December 31, 2016	$3,139,291,448

Net asset value and redemption price per share, $3,139,291,448 / 269,587,737 outstanding shares of beneficial interest	$11.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$99,125,291
Affiliated dividend income	996,169
Income from securities lending, net (including affiliated income of $215,717)	240,687

100,362,147

EXPENSES
Advisory fees	15,765,659
Distribution fee	8,079,030
Custodian and accounting fees (net of $26,000 fee credit)	386,000
Audit fee	55,000
Insurance expenses	45,000
Trustees’ fees	39,000
Legal fees and expenses	15,000
Shareholders’ reports	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	18,302

Total expenses	24,431,991
Less: advisory fee waiver	(612,592)

Net expenses	23,819,399

NET INVESTMENT INCOME (LOSS)	76,542,748

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,330)	2,252,378
Futures transactions	35,806,412
Forward rate agreement transactions	2,737
Swap agreement transactions	(32,927,807)
Options written transactions	388,019
Foreign currency transactions	5,623,010

11,144,749

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,802)	41,198,089
Futures	(3,707,950)
Swap agreements	5,733,720
Options written	(1,230,298)
Foreign currencies	(229,056)

41,764,505

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	52,909,254

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,452,002

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$76,542,748	$84,231,990
Net realized gain (loss) on investment transactions	11,144,749	(5,836,259)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	41,764,505	(86,780,985)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	129,452,002	(8,385,254)

FUND SHARE TRANSACTIONS:
Fund share sold [47,636,056 and 42,579,461 shares, respectively]	554,448,017	481,231,275
Fund share repurchased [83,324,607 and 94,010,641 shares, respectively]	(954,786,290)	(1,057,066,015)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(400,338,273)	(575,834,740)

CAPITAL CONTRIBUTIONS (NOTE 4)	151	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(270,886,120)	(584,219,994)
NET ASSETS:
Beginning of year	3,410,177,568	3,994,397,562

End of year	$3,139,291,448	$3,410,177,568

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 125.0%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 3.3%
AAR Corp.	11,800	$389,990
Boeing Co. (The)	1,900	295,792
BWX Technologies, Inc	45,800	1,818,260
General Dynamics Corp.(u)	16,700	2,883,422
Huntington Ingalls Industries, Inc.(u)	26,100	4,807,359
Lockheed Martin Corp.	18,200	4,548,908
Northrop Grumman Corp.(u)	11,800	2,744,444
Spirit AeroSystems Holdings, Inc. (Class A Stock)(u)	50,800	2,964,180
Textron, Inc.(u)	24,600	1,194,576

		21,646,931

Air Freight & Logistics — 0.7%
FedEx Corp.(u)	24,500	4,561,900

Airlines — 1.0%
Southwest Airlines Co.(u)	103,200	5,143,488
United Continental Holdings, Inc.*	19,900	1,450,312

		6,593,800

Auto Components — 1.2%
Cooper-Standard Holdings, Inc.*	9,200	951,096
Dana, Inc.	115,000	2,182,700
Lear Corp.(u)	23,500	3,110,695
Tenneco, Inc.*	19,300	1,205,671
Visteon Corp.	6,600	530,244

		7,980,406

Automobiles — 0.8%
Ford Motor Co.(u)	260,300	3,157,439
Thor Industries, Inc.	18,400	1,840,920

		4,998,359

Banks — 7.5%
Bank of America Corp.(u)	509,746	11,265,387
Citigroup, Inc.(u)	152,340	9,053,566
Citizens Financial Group, Inc.(u)	138,100	4,920,503
East West Bancorp, Inc.	18,500	940,355
JPMorgan Chase & Co.(u)	151,376	13,062,235
PNC Financial Services Group, Inc. (The)(u)	37,300	4,362,608
SunTrust Banks, Inc.(u)	67,000	3,674,950
Wells Fargo & Co.	27,601	1,521,091

		48,800,695

Beverages — 1.8%
Coca-Cola Co. (The)	6,200	257,052
Dr. Pepper Snapple Group, Inc.(u)	41,700	3,780,939
National Beverage Corp.	4,400	224,752
PepsiCo, Inc.(u)	73,400	7,679,842

		11,942,585

Biotechnology — 5.0%
AbbVie, Inc.(u)	59,000	3,694,580
Amgen, Inc.(u)	43,000	6,287,030
Biogen, Inc.*(u)	16,100	4,565,638
Celgene Corp.*(u)	50,800	5,880,100
Gilead Sciences, Inc.(u)	76,900	5,506,809
Incyte Corp.*(u)	28,200	2,827,614
Vanda Pharmaceuticals, Inc.*	27,700	441,815

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Vertex Pharmaceuticals, Inc.*(u)	45,800	$3,374,086

		32,577,672

Building Products — 0.5%
American Woodmark Corp.*	7,300	549,325
Armstrong World Industries, Inc.*	11,500	480,700
Continental Building Products, Inc.*	64,900	1,499,190
Universal Forest Products, Inc.	8,400	858,312

		3,387,527

Capital Markets — 2.5%
Ameriprise Financial, Inc.(u)	30,100	3,339,294
Donnelley Financial Solutions, Inc.*	4,512	103,686
Evercore Partners, Inc. (Class A Stock)	5,500	377,850
Goldman Sachs Group, Inc. (The)(u)	29,400	7,039,830
Invesco Ltd.	59,700	1,811,298
KCG Holdings, Inc. (Class A Stock)*	28,200	373,650
Piper Jaffray Cos.*	9,300	674,250
Raymond James Financial, Inc.(u)	34,100	2,362,107
State Street Corp.	4,100	318,652

		16,400,617

Chemicals — 3.2%
AdvanSix, Inc.*	652	14,435
Cabot Corp.	25,700	1,298,878
Celanese Corp. (Class A Stock)(u)	46,400	3,653,536
Chemours Co. (The)	102,100	2,255,389
GCP Applied Technologies, Inc.*	40,600	1,086,050
Innophos Holdings, Inc.	6,500	339,690
Koppers Holdings, Inc.*	20,100	810,030
LyondellBasell Industries NV (Class A Stock)(u)	49,600	4,254,688
PPG Industries, Inc.(u)	4,400	416,944
Sherwin-Williams Co. (The)	3,500	940,590
Trinseo SA(u)	45,000	2,668,500
Westlake Chemical Corp.(u)	57,800	3,236,222

		20,974,952

Commercial Services & Supplies — 0.5%
Brink’s Co. (The)	20,600	849,750
Herman Miller, Inc.	20,700	707,940
Steelcase, Inc. (Class A Stock)	56,800	1,016,720
West Corp.	21,800	539,768

		3,114,178

Communications Equipment — 3.1%
Arista Networks, Inc.*(u)	28,600	2,767,622
Cisco Systems, Inc.(u)	195,300	5,901,966
CommScope Holding Co., Inc.*(u)	88,400	3,288,480
F5 Networks, Inc.*(u)	25,300	3,661,416
Juniper Networks, Inc.(u)	116,100	3,280,986
NETGEAR, Inc.*	17,700	961,995
Plantronics, Inc.	10,600	580,456

		20,442,921

Construction & Engineering — 0.8%
Argan, Inc.	13,500	952,425
Comfort Systems USA, Inc.	18,500	616,050
EMCOR Group, Inc.	23,900	1,691,164
KBR, Inc.	80,400	1,341,876

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
MasTec, Inc.*	15,500	$592,875

		5,194,390

Construction Materials — 0.1%
Headwaters, Inc.*	18,800	442,176

Consumer Finance — 0.6%
Nelnet, Inc. (Class A Stock)	13,200	669,900
Synchrony Financial(u)	94,900	3,442,023

		4,111,923

Containers & Packaging — 0.9%
Crown Holdings, Inc.*(u)	39,900	2,097,543
Greif, Inc. (Class A Stock)	17,600	903,056
Owens-Illinois, Inc.*	92,900	1,617,389
Packaging Corp. of America	16,700	1,416,494

		6,034,482

Distributors — 0.4%
Genuine Parts Co.	21,100	2,015,894
Pool Corp.	5,500	573,870

		2,589,764

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*(u)	31,900	5,199,062
Leucadia National Corp.	10,900	253,425

		5,452,487

Diversified Telecommunication Services — 2.9%
AT&T, Inc.(u)	219,200	9,322,576
Verizon Communications, Inc.(u)	178,300	9,517,654

		18,840,230

Electric Utilities — 2.6%
American Electric Power Co., Inc.(u)	65,100	4,098,696
Duke Energy Corp.	62,600	4,859,012
Exelon Corp.	15,500	550,095
FirstEnergy Corp.(u)	113,800	3,524,386
PPL Corp.(u)	111,500	3,796,575

		16,828,764

Electrical Equipment — 0.3%
Babcock & Wilcox Enterprises, Inc.*	33,050	548,300
EnerSys	8,500	663,850
Regal Beloit Corp.	15,200	1,052,600

		2,264,750

Electronic Equipment, Instruments & Components — 1.2%
Anixter International, Inc.*	6,700	543,035
CDW Corp.	24,400	1,270,996
ePlus, Inc.*	6,300	725,760
Itron, Inc.*	13,800	867,330
Jabil Circuit, Inc.	21,900	518,373
Sanmina Corp.*	35,800	1,312,070
SYNNEX Corp.	14,200	1,718,484
Tech Data Corp.*	6,700	567,356
Vishay Intertechnology, Inc.	13,300	215,460

		7,738,864

Energy Equipment & Services — 0.8%
Archrock, Inc.	26,200	345,840

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Ensco PLC (Class A Stock)(u)	350,200	$3,403,944
McDermott International, Inc.*	92,000	679,880
Unit Corp.*	30,000	806,100

		5,235,764

Equity Real Estate Investment Trusts (REITs) — 3.0%
American Assets Trust, Inc.	17,900	771,132
American Tower Corp.(u)	22,300	2,356,664
Apple Hospitality REIT, Inc.	30,100	601,398
Ashford Hospitality Trust, Inc.	71,000	550,960
Brixmor Property Group, Inc.	35,800	874,236
CoreCivic, Inc.	43,100	1,054,226
Crown Castle International Corp.	2,700	234,279
Forest City Realty Trust, Inc. (Class A Stock)	66,600	1,387,944
Franklin Street Properties Corp.	46,900	607,824
GEO Group, Inc. (The)(u)	73,300	2,633,669
HCP, Inc.(u)	38,700	1,150,164
Lexington Realty Trust	116,000	1,252,800
Paramount Group, Inc.	37,700	602,823
Ryman Hospitality Properties, Inc.	18,700	1,178,287
Summit Hotel Properties, Inc.	27,600	442,428
VEREIT, Inc.	277,900	2,351,034
WP Carey, Inc.	20,600	1,217,254
Xenia Hotels & Resorts, Inc.	33,300	646,686

		19,913,808

Food & Staples Retailing — 1.5%
Ingles Markets, Inc. (Class A Stock)	9,900	476,190
Kroger Co. (The)(u)	86,400	2,981,664
Wal-Mart Stores, Inc.(u)	88,900	6,144,768

		9,602,622

Food Products — 2.5%
Archer-Daniels-Midland Co.(u)	14,800	675,620
Blue Buffalo Pet Products, Inc.*	55,700	1,339,028
Bunge Ltd.(u)	39,600	2,860,704
Conagra Brands, Inc.(u)	75,800	2,997,890
Fresh Del Monte Produce, Inc.	9,300	563,859
Lamb Weston Holdings, Inc.*	25,266	956,318
Pilgrim’s Pride Corp.	72,500	1,376,775
Sanderson Farms, Inc.	23,700	2,233,488
Tyson Foods, Inc. (Class A Stock)(u)	55,900	3,447,912

		16,451,594

Gas Utilities — 0.7%
Atmos Energy Corp.	11,800	874,970
UGI Corp.(u)	79,600	3,667,968

		4,542,938

Health Care Equipment & Supplies — 4.6%
Abbott Laboratories(u)	68,100	2,615,721
Baxter International, Inc.(u)	80,600	3,573,804
Becton, Dickinson and Co.(u)	20,800	3,443,440
Boston Scientific Corp.*	43,900	949,557
C.R. Bard, Inc.(u)	19,300	4,335,938
Danaher Corp.(u)	56,100	4,366,824
Edwards Lifesciences Corp.*	13,800	1,293,060
Hill-Rom Holdings, Inc.	28,800	1,616,832
Hologic, Inc.*(u)	93,000	3,731,160

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.*	1,700	$1,078,089
Masimo Corp.*(u)	46,700	3,147,580

		30,152,005

Health Care Providers & Services — 3.6%
Anthem, Inc.(u)	31,200	4,485,624
Express Scripts Holding Co.*(u)	63,900	4,395,681
HCA Holdings, Inc.*	5,600	414,512
Magellan Health, Inc.*	11,500	865,375
McKesson Corp.(u)	20,600	2,893,270
UnitedHealth Group, Inc.(u)	49,200	7,873,968
WellCare Health Plans, Inc.*(u)	17,000	2,330,360

		23,258,790

Health Care Technology — 0.5%
Cerner Corp.*(u)	72,500	3,434,325

Hotels, Restaurants & Leisure — 2.0%
Aramark	8,300	296,476
BJ’s Restaurants, Inc.*	5,100	200,430
Bloomin’ Brands, Inc.	87,900	1,584,837
Denny’s Corp.*	47,900	614,557
Extended Stay America, Inc., UTS	90,500	1,461,575
International Game Technology PLC	28,000	714,560
McDonald’s Corp.(u)	35,800	4,357,576
Royal Caribbean Cruises Ltd.	13,500	1,107,540
Texas Roadhouse, Inc.	40,000	1,929,600
Wyndham Worldwide Corp.	12,100	924,077

		13,191,228

Household Durables — 0.8%
D.R. Horton, Inc.(u)	107,400	2,935,242
iRobot Corp.*	5,300	309,785
La-Z-Boy, Inc.	19,200	596,160
Lennar Corp. (Class A Stock)	5,200	223,236
TRI Pointe Group, Inc.*	89,800	1,030,904

		5,095,327

Household Products — 1.3%
Clorox Co. (The)	11,300	1,356,226
Colgate-Palmolive Co.(u)	66,300	4,338,672
Kimberly-Clark Corp.	10,300	1,175,436
Procter & Gamble Co. (The)	17,600	1,479,808

		8,350,142

Independent Power & Renewable Electricity Producers — 0.4%
AES Corp.(u)	235,600	2,737,672

Industrial Conglomerates — 1.5%
3M Co.(u)	20,700	3,696,399
Carlisle Cos., Inc.(u)	35,000	3,860,150
General Electric Co.(u)	70,069	2,214,180
Honeywell International, Inc.	3,200	370,720

		10,141,449

Insurance — 2.9%
Aflac, Inc.	24,800	1,726,080
Alleghany Corp.*	700	425,684
Allstate Corp. (The)(u)	54,700	4,054,364
American Financial Group, Inc.(u)	30,400	2,678,848
Assured Guaranty Ltd.	38,600	1,457,922
Old Republic International Corp.	90,500	1,719,500

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Unum Group(u)	79,700	$3,501,221
XL Group Ltd. (Ireland)(u)	96,000	3,576,960

		19,140,579

Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.*(u)	5,400	4,049,298
HSN, Inc.	21,200	727,160
Liberty Interactive Corp. QVC Group
(Class A Stock)*(u)	168,300	3,362,634
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	35,400	532,770
Shutterfly, Inc.*	10,000	501,800

		9,173,662

Internet Software & Services — 4.7%
Alphabet, Inc. (Class C Stock)*(u)	12,237	9,444,761
Alphabet, Inc. (Class A Stock)*(u)	8,400	6,656,580
CoStar Group, Inc.*	2,600	490,074
eBay, Inc.*(u)	115,000	3,414,350
Facebook, Inc. (Class A Stock)*(u)	91,500	10,527,075
RetailMeNot, Inc.*	22,000	204,600

		30,737,440

IT Services — 4.3%
Accenture PLC (Class A Stock)(u)	43,800	5,130,294
Booz Allen Hamilton Holding Corp	47,000	1,695,290
CACI International, Inc. (Class A Stock)*	4,700	584,210
Cardtronics PLC (Class A Stock)*	20,700	1,129,599
Cognizant Technology Solutions Corp. (Class A Stock)*(u)	76,700	4,297,501
CoreLogic, Inc.*	16,300	600,329
DST Systems, Inc.(u)	27,200	2,914,480
Euronet Worldwide, Inc.*	5,800	420,094
First Data Corp. (Class A Stock)*(u)	205,100	2,910,369
Fiserv, Inc.*	12,700	1,349,756
Mastercard, Inc. (Class A Stock)(u)	51,900	5,358,675
Total System Services, Inc.	25,300	1,240,459
Travelport Worldwide Ltd.	57,000	803,700

		28,434,756

Leisure Products — 0.4%
Smith & Wesson Holding Corp.*(u)	91,700	1,933,036
Sturm Ruger & Co., Inc.	9,400	495,380

		2,428,416

Life Sciences Tools & Services — 1.1%
Bruker Corp.	51,000	1,080,180
PRA Health Sciences, Inc.*	17,000	937,040
Thermo Fisher Scientific, Inc.	28,900	4,077,790
VWR Corp.*	46,800	1,171,404

		7,266,414

Machinery — 2.0%
Crane Co.	3,500	252,420
Cummins, Inc.	2,800	382,676
Fortive Corp.	33,600	1,801,968
Illinois Tool Works, Inc.	6,200	759,252
Ingersoll-Rand PLC(u)	51,300	3,849,552
Rexnord Corp.*	18,900	370,251
SPX Corp.*	38,200	906,104

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Stanley Black & Decker, Inc.(u)	29,000	$3,326,010
Wabash National Corp.*	72,800	1,151,696

		12,799,929

Marine — 0.1%
Matson, Inc.	23,200	821,048

Media — 2.3%
CBS Corp. (Class B Stock)	63,000	4,008,060
Cinemark Holdings, Inc.	45,600	1,749,216
Comcast Corp. (Class A Stock)(u)	27,700	1,912,685
DISH Network Corp. (Class A Stock)*	16,800	973,224
Liberty Media Corp-SiriusXM*	5,200	176,384
MSG Networks, Inc. (Class A Stock)*	11,700	251,550
News Corp. (Class A Stock)	50,700	581,022
TEGNA, Inc.(u)	96,500	2,064,135
Twenty-First Century Fox, Inc. (Class B Stock)	8,400	228,900
Viacom, Inc. (Class B Stock)(u)	79,200	2,779,920
Walt Disney Co. (The)	6,100	635,742

		15,360,838

Metals & Mining — 1.8%
Newmont Mining Corp.(u)	103,100	3,512,617
Nucor Corp.(u)	48,000	2,856,960
Steel Dynamics, Inc.(u)	133,800	4,760,604
Worthington Industries, Inc.	16,700	792,248

		11,922,429

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Annaly Capital Management, Inc.	58,100	579,257
Chimera Investment Corp.	75,140	1,278,883
Invesco Mortgage Capital, Inc.	87,600	1,278,960
PennyMac Mortgage Investment Trust	3,100	50,747

		3,187,847

Multiline Retail — 1.2%
Dollar Tree, Inc.*	5,900	455,362
Macy’s, Inc.(u)	100,900	3,613,229
Target Corp.	49,100	3,546,493

		7,615,084

Multi-Utilities — 0.9%
DTE Energy Co.	3,600	354,636
MDU Resources Group, Inc.	63,500	1,826,895
Public Service Enterprise Group, Inc.(u)	88,000	3,861,440

		6,042,971

Oil, Gas & Consumable Fuels — 8.1%
Chevron Corp.	14,800	1,741,960
ConocoPhillips	99,200	4,973,888
CONSOL Energy, Inc.	171,400	3,124,622
Devon Energy Corp.	28,800	1,315,296
Energen Corp.*(u)	59,900	3,454,433
EOG Resources, Inc.	8,400	849,240
Exxon Mobil Corp.(u)	77,400	6,986,124
Kinder Morgan, Inc.(u)	163,200	3,379,872
Marathon Petroleum Corp.(u)	19,800	996,930
Newfield Exploration Co.*	77,000	3,118,500
Phillips 66(u)	58,500	5,054,985
QEP Resources, Inc.*	136,600	2,514,806

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Rice Energy, Inc.*(u)	79,100	$1,688,785
SM Energy Co.(u)	110,100	3,796,248
Southwestern Energy Co.*(u)	258,800	2,800,216
Tesoro Corp.(u)	26,500	2,317,425
Valero Energy Corp.(u)	69,200	4,727,744
World Fuel Services Corp.	8,400	385,644

		53,226,718

Paper & Forest Products
KapStone Paper and Packaging Corp.	3,900	85,995

Personal Products — 0.2%
Avon Products, Inc.*	272,300	1,372,392

Pharmaceuticals — 5.1%
Allergan PLC*(u)	27,400	5,754,274
Bristol-Myers Squibb Co.	24,900	1,455,156
Jazz Pharmaceuticals PLC*(u)	24,900	2,714,847
Johnson & Johnson(u)	91,900	10,587,799
Mallinckrodt PLC*(u)	50,200	2,500,964
Merck & Co., Inc.	32,100	1,889,727
Pfizer, Inc.(u)	163,105	5,297,650
Sucampo Pharmaceuticals, Inc. (Class A Stock)*	78,800	1,067,740
Zoetis, Inc.	37,900	2,028,787

		33,296,944

Professional Services — 0.1%
Insperity, Inc.	10,000	709,500

Real Estate Management & Development — 0.5%
Jones Lang LaSalle, Inc.(u)	23,100	2,334,024
Marcus & Millichap, Inc.*	22,700	606,544

		2,940,568

Road & Rail — 0.5%
ArcBest Corp.	27,300	754,845
Hertz Global Holdings, Inc.*	29,800	642,488
Landstar System, Inc.	18,100	1,543,930

		2,941,263

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Energy Industries, Inc.*	24,500	1,341,375
Amkor Technology, Inc.*	57,300	604,515
Applied Materials, Inc.(u)	134,200	4,330,634
Intel Corp.(u)	222,580	8,072,977
QUALCOMM, Inc.(u)	97,900	6,383,080
Semtech Corp.*	15,200	479,560
Skyworks Solutions, Inc.	46,500	3,471,690
Tessera Holding Corp.(u)	73,400	3,244,280
Texas Instruments, Inc.(u)	81,100	5,917,867
Versum Materials, Inc.*	13,000	364,910

		34,210,888

Software — 6.8%
Activision Blizzard, Inc.(u)	7,800	281,658
Adobe Systems, Inc.*(u)	44,800	4,612,160
CDK Global, Inc.	21,100	1,259,459
Citrix Systems, Inc.*(u)	43,500	3,884,985
Electronic Arts, Inc.*(u)	47,600	3,748,976
Fortinet, Inc.*	21,500	647,580
Globant SA*	14,900	496,915

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Intuit, Inc.(u)	37,800	$4,332,258
Manhattan Associates, Inc.*(u)	56,700	3,006,801
Microsoft Corp.(u)	172,800	10,737,792
Nuance Communications, Inc.*	83,000	1,236,700
Oracle Corp.(u)	136,300	5,240,735
Progress Software Corp.	23,100	737,583
Red Hat, Inc.*(u)	43,000	2,997,100
Symantec Corp.	21,300	508,857
Synopsys, Inc.*	14,000	824,040

		44,553,599

Specialty Retail — 3.3%
Asbury Automotive Group, Inc.*	12,200	752,740
Best Buy Co., Inc.	13,900	593,113
Burlington Stores, Inc.*	22,000	1,864,500
Caleres, Inc.	5,900	193,638
Dick’s Sporting Goods, Inc.	28,200	1,497,420
Express, Inc.*	141,500	1,522,540
Foot Locker, Inc.	8,900	630,921
Francesca’s Holdings Corp.*	59,300	1,069,179
GNC Holdings, Inc. (Class A Stock)	92,700	1,023,408
Home Depot, Inc. (The)	14,200	1,903,936
Lowe’s Cos., Inc.	5,800	412,496
Murphy USA, Inc.*	22,500	1,383,075
Penske Automotive Group, Inc.	12,900	668,736
Ross Stores, Inc.(u)	60,700	3,981,920
Staples, Inc.	42,300	382,815
Ulta Salon Cosmetics & Fragrance, Inc.*(u)	13,400	3,416,196

		21,296,633

Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.(u)	138,400	16,029,488
Hewlett Packard Enterprise Co.(u)	184,800	4,276,272
HP, Inc.(u)	158,900	2,358,076
NCR Corp.*	51,100	2,072,616
Seagate Technology PLC	41,400	1,580,238
Western Digital Corp.	6,900	468,855

		26,785,545

Textiles, Apparel & Luxury Goods — 0.4%
Carter’s, Inc.	14,800	1,278,572
Skechers U.S.A., Inc. (Class A Stock)*	32,100	789,018
Wolverine World Wide, Inc.	30,800	676,060

		2,743,650

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	43,500	782,130

Tobacco — 1.1%
Altria Group, Inc.(u)	108,700	7,350,294

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.	10,200	605,880
HD Supply Holdings, Inc.*(u)	92,600	3,936,426

		4,542,306

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	28,800	831,456
T-Mobile US, Inc.*	16,100	925,911

		1,757,367

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $716,333,291)		$818,555,242

	Shares
SHORT-TERM INVESTMENTS — 3.5%
AFFILIATED MUTUAL FUND — 3.3%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $21,391,821)(w)	21,391,821	21,391,821

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills
0.506%	03/16/17	1,400	1,398,600

(cost $1,398,511)
TOTAL SHORT-TERM INVESTMENTS (cost $22,790,332)			22,790,421

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 128.5% (cost $739,123,623)			841,345,663

	Shares
SECURITIES SOLD SHORT(q) — (28.7)%
COMMON STOCKS
Aerospace & Defense — (0.4)%
Aerovironment, Inc.*	8,800	(236,104)
KLX, Inc.*	17,400	(784,914)
TransDigm Group, Inc.	7,500	(1,867,200)

		(2,888,218)

Airlines — (0.1)%
American Airlines Group, Inc.	12,000	(560,280)

Auto Components — (0.2)%
Gentherm, Inc.*	15,400	(521,290)
Goodyear Tire & Rubber Co. (The)	33,200	(1,024,884)

		(1,546,174)

Banks — (0.4)%
CVB Financial Corp.	9,600	(220,128)
Eagle Bancorp, Inc.*	5,400	(329,130)
People’s United Financial, Inc.	68,600	(1,328,096)
Pinnacle Financial Partners, Inc.	11,900	(824,670)

		(2,702,024)

Biotechnology — (3.1)%
ACADIA Pharmaceuticals, Inc.*	32,900	(948,836)
Alexion Pharmaceuticals, Inc.*	32,200	(3,939,670)
Amicus Therapeutics, Inc.*	105,200	(522,844)
Array BioPharma, Inc.*	196,400	(1,726,356)
Bluebird Bio, Inc.*	49,400	(3,047,980)
Halozyme Therapeutics, Inc.*	75,300	(743,964)
Prothena Corp. PLC (Ireland)*	6,800	(334,492)

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Radius Health, Inc.*	45,300	$(1,722,759)
TESARO, Inc.*	54,200	(7,288,816)

		(20,275,717)

Capital Markets — (0.1)%
FactSet Research Systems, Inc.	5,200	(849,836)

Chemicals — (1.6)%
CF Industries Holdings, Inc.	99,900	(3,144,852)
Mosaic Co. (The)	233,900	(6,860,287)
Scotts Miracle-Gro Co. (The) (Class A Stock)	7,500	(716,625)

		(10,721,764)

Commercial Services & Supplies — (0.7)%
Covanta Holding Corp.	41,300	(644,280)
Healthcare Services Group, Inc.	28,400	(1,112,428)
Stericycle, Inc.*	34,000	(2,619,360)

		(4,376,068)

Communications Equipment — (1.6)%
ARRIS International PLC*	27,500	(828,575)
Infinera Corp.*	163,800	(1,390,662)
NetScout Systems, Inc.*	37,900	(1,193,850)
Palo Alto Networks, Inc.*	43,500	(5,439,675)
ViaSat, Inc.*	23,300	(1,542,926)

		(10,395,688)

Construction & Engineering
Granite Construction, Inc	4,700	(258,500)

Construction Materials — (0.3)%
Summit Materials, Inc. (Class A Stock)*	74,429	(1,770,666)

Containers & Packaging — (0.9)%
Ball Corp.	75,500	(5,667,785)
Sonoco Products Co.	7,000	(368,900)

		(6,036,685)

Diversified Consumer Services
Houghton Mifflin Harcourt Co.*	28,200	(305,970)

Electric Utilities — (0.8)%
Alliant Energy Corp.	67,900	(2,572,731)
OGE Energy Corp.	33,000	(1,103,850)
Pinnacle West Capital Corp.	17,500	(1,365,525)

		(5,042,106)

Electronic Equipment, Instruments & Components — (1.0)%
Littelfuse, Inc.	6,200	(940,974)
National Instruments Corp.	37,800	(1,164,996)
Universal Display Corp.*	34,400	(1,936,720)
VeriFone Systems, Inc.*	132,400	(2,347,452)

		(6,390,142)

Energy Equipment & Services — (0.4)%
Patterson-UTI Energy, Inc.	16,400	(441,488)
US Silica Holdings, Inc.	34,600	(1,961,128)

		(2,402,616)

Equity Real Estate Investment Trusts (REITs) — (0.4)%
CyrusOne, Inc.	27,200	(1,216,656)

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.	20,200	$(892,840)
Retail Opportunity Investments Corp.	12,200	(257,786)

		(2,367,282)

Food Products — (0.6)%
B&G Foods, Inc.	52,100	(2,281,980)
Snyder’s-Lance, Inc.	35,700	(1,368,738)

		(3,650,718)

Gas Utilities — (0.1)%
South Jersey Industries, Inc.	27,100	(912,999)

Health Care Equipment & Supplies — (1.4)%
DENTSPLY SIRONA, Inc.	8,700	(502,251)
DexCom, Inc.*	49,200	(2,937,240)
Endologix, Inc.*	56,900	(325,468)
Nevro Corp.*	23,800	(1,729,308)
NuVasive, Inc.*	34,000	(2,290,240)
Penumbra, Inc.*	9,000	(574,200)
Wright Medical Group NV*	27,500	(631,950)

		(8,990,657)

Health Care Providers & Services — (1.6)%
Acadia Healthcare Co., Inc.*	66,600	(2,204,460)
Air Methods Corp.*	24,300	(773,955)
Amedisys, Inc.*	10,100	(430,563)
AMN Healthcare Services, Inc.*	41,300	(1,587,985)
Centene Corp.*	53,400	(3,017,634)
HealthEquity, Inc.*	12,900	(522,708)
HealthSouth Corp.	14,900	(614,476)
Premier, Inc. (Class A Stock)*	20,600	(625,416)
Surgical Care Affiliates, Inc.*	13,000	(601,510)

		(10,378,707)

Health Care Technology — (0.1)%
Allscripts Healthcare Solutions, Inc.*	33,800	(345,098)

Hotels, Restaurants & Leisure — (0.9)%
ClubCorp Holdings, Inc.	21,300	(305,655)
ILG, Inc.	70,500	(1,280,985)
Marriott International, Inc. (Class A Stock)	8,400	(694,512)
Six Flags Entertainment Corp.	23,900	(1,433,044)
Sonic Corp.	30,800	(816,508)
Vail Resorts, Inc.	6,700	(1,080,777)
Wingstop, Inc.	6,500	(192,335)

		(5,803,816)

Household Durables — (0.2)%
CalAtlantic Group, Inc.	8,700	(295,887)
PulteGroup, Inc.	41,900	(770,122)

		(1,066,009)

Household Products — (0.1)%
Energizer Holdings, Inc.	17,000	(758,370)

Insurance — (0.5)%
RenaissanceRe Holdings Ltd. (Bermuda)	18,300	(2,492,826)
W.R. Berkley Corp.	7,900	(525,429)

		(3,018,255)

Internet & Direct Marketing Retail — (0.1)%
Liberty Ventures (Class A Stock)*	23,160	(853,909)

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services — (0.1)%
Cornerstone OnDemand, Inc.*	22,600	$(956,206)

IT Services — (1.4)%
Alliance Data Systems Corp.	8,600	(1,965,100)
Blackhawk Network Holdings, Inc.*	45,600	(1,717,980)
Computer Sciences Corp.	61,600	(3,660,272)
Global Payments, Inc.	7,600	(527,516)
Sabre Corp.	43,800	(1,092,810)

		(8,963,678)

Leisure Products — (0.3)%
Mattel, Inc.	66,300	(1,826,565)

Life Sciences Tools & Services — (0.1)%
Bio-Rad Laboratories, Inc. (Class A Stock)*	2,800	(510,384)
Pacific Biosciences of California, Inc.*	47,800	(181,640)

		(692,024)

Machinery — (0.1)%
Timken Co. (The)	8,400	(333,480)

Media — (0.1)%
IMAX Corp.*	13,500	(423,900)

Metals & Mining — (0.6)%
Carpenter Technology Corp.	28,200	(1,019,994)
Compass Minerals International, Inc.	17,800	(1,394,630)
United States Steel Corp.	55,600	(1,835,356)

		(4,249,980)

Mortgage Real Estate Investment Trusts (REITs)
Apollo Commercial Real Estate Finance, Inc.	17,900	(297,498)

Oil, Gas & Consumable Fuels — (1.6)%
Callon Petroleum Co.*	172,900	(2,657,473)
Murphy Oil Corp.	96,800	(3,013,384)
Parsley Energy, Inc. (Class A Stock)*	111,000	(3,911,640)
Whiting Petroleum Corp.*	57,600	(692,352)

		(10,274,849)

Pharmaceuticals — (0.2)%
Horizon Pharma PLC*	76,700	(1,241,006)

Professional Services — (0.2)%
Advisory Board Co. (The)*	8,100	(269,325)
WageWorks, Inc.*	11,100	(804,750)

		(1,074,075)

Road & Rail — (0.1)%
Knight Transportation, Inc.	25,000	(826,250)

Semiconductors & Semiconductor Equipment — (1.8)%
Cavium, Inc.*	55,800	(3,484,152)
MACOM Technology Solutions Holdings, Inc.*	28,700	(1,328,236)
Microchip Technology, Inc.	57,400	(3,682,210)
ON Semiconductor Corp.*	281,400	(3,590,664)

		(12,085,262)

Software — (2.8)%
Dell Technologies, Inc. (Class V Stock)*	30,600	(1,682,082)
HubSpot, Inc.*	19,100	(897,700)
Proofpoint, Inc.*	32,400	(2,289,060)

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
ServiceNow, Inc.*	17,800	$(1,323,252)
Splunk, Inc.*	73,600	(3,764,640)
TiVo Corp.*	30,700	(641,630)
Tyler Technologies, Inc.*	13,800	(1,970,226)
Workday, Inc. (Class A Stock)*	89,000	(5,882,010)

		(18,450,600)

Specialty Retail — (1.1)%
Advance Auto Parts, Inc.	35,200	(5,953,024)
AutoZone, Inc.*	1,300	(1,026,727)
Monro Muffler Brake, Inc.	9,500	(543,400)

		(7,523,151)

Technology Hardware, Storage & Peripherals — (0.5)%
Cray, Inc.*	23,400	(484,380)
Diebold Nixdorf, Inc.	66,000	(1,659,900)
Electronics For Imaging, Inc.*	26,900	(1,179,834)

		(3,324,114)

Trading Companies & Distributors — (0.1)%
NOW, Inc.*	20,200	(413,494)

TOTAL SECURITIES SOLD SHORT (proceeds received $183,105,498)		(187,624,406)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.8% (cost $556,018,125)		653,721,257
OTHER ASSETS IN EXCESS OF LIABILITIES(z) — 0.2%		1,062,026

NET ASSETS — 100.0%		$654,783,283

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date. (q) The aggregate value of securities sold short is $187,624,406. Deposit with BNP Paribas combined with securities segregated as collateral in an amount of $593,472,874, exceeds the value of securities sold short as of December 31, 2016. Securities sold short are subject to contractual netting arrangements.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales. The aggregate value of such securities is $593,341,942.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
182	S&P 500 E-Mini Index	Mar. 2017	$20,495,588	$20,349,420	$(146,168)
16	S&P Mid Cap 400 E-Mini Index	Mar. 2017	2,686,570	2,654,560	(32,010)

					$(178,178)

U.S. Treasury Obligation with a market value of $1,398,600 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Aerospace & Defense	$21,646,931	$—	$—
Air Freight & Logistics	4,561,900	—	—
Airlines	6,593,800	—	—
Auto Components	7,980,406	—	—
Automobiles	4,998,359	—	—
Banks	48,800,695	—	—
Beverages	11,942,585	—	—
Biotechnology	32,577,672	—	—
Building Products	3,387,527	—	—
Capital Markets	16,400,617	—	—
Chemicals	20,974,952	—	—
Commercial Services & Supplies	3,114,178	—	—
Communications Equipment	20,442,921	—	—
Construction & Engineering	5,194,390	—	—
Construction Materials	442,176	—	—
Consumer Finance	4,111,923	—	—
Containers & Packaging	6,034,482	—	—
Distributors	2,589,764	—	—
Diversified Financial Services	5,452,487	—	—
Diversified Telecommunication Services	18,840,230	—	—
Electric Utilities	16,828,764	—	—
Electrical Equipment	2,264,750	—	—
Electronic Equipment, Instruments & Components	7,738,864	—	—
Energy Equipment & Services	5,235,764	—	—
Equity Real Estate Investment Trusts (REITs)	19,913,808	—	—
Food & Staples Retailing	9,602,622	—	—
Food Products	16,451,594	—	—
Gas Utilities	4,542,938	—	—
Health Care Equipment & Supplies	30,152,005	—	—
Health Care Providers & Services	23,258,790	—	—
Health Care Technology	3,434,325	—	—
Hotels, Restaurants & Leisure	13,191,228	—	—
Household Durables	5,095,327	—	—
Household Products	8,350,142	—	—
Independent Power & Renewable Electricity Producers	2,737,672	—	—
Industrial Conglomerates	10,141,449	—	—
Insurance	19,140,579	—	—
Internet & Direct Marketing Retail	9,173,662	—	—
Internet Software & Services	30,737,440	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
IT Services	$28,434,756	$—	$—
Leisure Products	2,428,416	—	—
Life Sciences Tools & Services	7,266,414	—	—
Machinery	12,799,929	—	—
Marine	821,048	—	—
Media	15,360,838	—	—
Metals & Mining	11,922,429	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,187,847	—	—
Multiline Retail	7,615,084	—	—
Multi-Utilities	6,042,971	—	—
Oil, Gas & Consumable Fuels	53,226,718	—	—
Paper & Forest Products	85,995	—	—
Personal Products	1,372,392	—	—
Pharmaceuticals	33,296,944	—	—
Professional Services	709,500	—	—
Real Estate Management & Development	2,940,568	—	—
Road & Rail	2,941,263	—	—
Semiconductors & Semiconductor Equipment	34,210,888	—	—
Software	44,553,599	—	—
Specialty Retail	21,296,633	—	—
Technology Hardware, Storage & Peripherals	26,785,545	—	—
Textiles, Apparel & Luxury Goods	2,743,650	—	—
Thrifts & Mortgage Finance	782,130	—	—
Tobacco	7,350,294	—	—
Trading Companies & Distributors	4,542,306	—	—
Wireless Telecommunication Services	1,757,367	—	—
Affiliated Mutual Fund	21,391,821	—	—
U.S. Treasury Obligation	—	1,398,600	—
Common Stocks – Short
Aerospace & Defense	(2,888,218)	—	—
Airlines	(560,280)	—	—
Auto Components	(1,546,174)	—	—
Banks	(2,702,024)	—	—
Biotechnology	(20,275,717)	—	—
Capital Markets	(849,836)	—	—
Chemicals	(10,721,764)	—	—
Commercial Services & Supplies	(4,376,068)	—	—
Communications Equipment	(10,395,688)	—	—
Construction & Engineering	(258,500)	—	—
Construction Materials	(1,770,666)	—	—
Containers & Packaging	(6,036,685)	—	—
Diversified Consumer Services	(305,970)	—	—
Electric Utilities	(5,042,106)	—	—
Electronic Equipment, Instruments & Components	(6,390,142)	—	—
Energy Equipment & Services	(2,402,616)	—	—
Equity Real Estate Investment Trusts (REITs)	(2,367,282)	—	—
Food Products	(3,650,718)	—	—
Gas Utilities	(912,999)	—	—
Health Care Equipment & Supplies	(8,990,657)	—	—
Health Care Providers & Services	(10,378,707)	—	—
Health Care Technology	(345,098)	—	—
Hotels, Restaurants & Leisure	(5,803,816)	—	—
Household Durables	(1,066,009)	—	—
Household Products	(758,370)	—	—
Insurance	(3,018,255)	—	—
Internet & Direct Marketing Retail	(853,909)	—	—
Internet Software & Services	(956,206)	—	—
IT Services	(8,963,678)	—	—
Leisure Products	(1,826,565)	—	—
Life Sciences Tools & Services	(692,024)	—	—
Machinery	(333,480)	—	—
Media	(423,900)	—	—
Metals & Mining	(4,249,980)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Mortgage Real Estate Investment Trusts (REITs)	$(297,498)	$—	$—
Oil, Gas & Consumable Fuels	(10,274,849)	—	—
Pharmaceuticals	(1,241,006)	—	—
Professional Services	(1,074,075)	—	—
Road & Rail	(826,250)	—	—
Semiconductors & Semiconductor Equipment	(12,085,262)	—	—
Software	(18,450,600)	—	—
Specialty Retail	(7,523,151)	—	—
Technology Hardware, Storage & Peripherals	(3,324,114)	—	—
Trading Companies & Distributors	(413,494)	—	—
Other Financial Instruments*
Futures Contracts	(178,178)	—	—

Total	$652,144,479	$1,398,600	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Oil, Gas & Consumable Fuels	8.1%
Banks	7.5
Software	6.8
Semiconductors & Semiconductor Equipment	5.2
Pharmaceuticals	5.1
Biotechnology	5.0
Internet Software & Services	4.7
Health Care Equipment & Supplies	4.6
IT Services	4.3
Technology Hardware, Storage & Peripherals	4.1
Health Care Providers & Services	3.6
Aerospace & Defense	3.3
Specialty Retail	3.3
Affiliated Mutual Fund	3.3
Chemicals	3.2
Communications Equipment	3.1
Equity Real Estate Investment Trusts (REITs)	3.0
Insurance	2.9
Diversified Telecommunication Services	2.9
Electric Utilities	2.6
Food Products	2.5
Capital Markets	2.5
Media	2.3
Hotels, Restaurants & Leisure	2.0
Machinery	2.0
Beverages	1.8
Metals & Mining	1.8
Industrial Conglomerates	1.5
Food & Staples Retailing	1.5
Internet & Direct Marketing Retail	1.4
Household Products	1.3
Auto Components	1.2
Electronic Equipment, Instruments & Components	1.2
Multiline Retail	1.2
Tobacco	1.1
Life Sciences Tools & Services	1.1
Airlines	1.0
Multi-Utilities	0.9

Containers & Packaging	0.9%
Diversified Financial Services	0.8
Energy Equipment & Services	0.8
Construction & Engineering	0.8
Household Durables	0.8
Automobiles	0.8
Air Freight & Logistics	0.7
Gas Utilities	0.7
Trading Companies & Distributors	0.7
Consumer Finance	0.6
Health Care Technology	0.5
Building Products	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.5
Commercial Services & Supplies	0.5
Road & Rail	0.5
Real Estate Management & Development	0.5
Textiles, Apparel & Luxury Goods	0.4
Independent Power & Renewable Electricity Producers	0.4
Distributors	0.4
Leisure Products	0.4
Electrical Equipment	0.3
Wireless Telecommunication Services	0.3
Personal Products	0.2
U.S. Treasury Obligations	0.2
Marine	0.1
Thrifts & Mortgage Finance	0.1
Professional Services	0.1
Construction Materials	0.1
Machinery	(0.1)
Health Care Technology	(0.1)
Trading Companies & Distributors	(0.1)
Media	(0.1)
Airlines	(0.1)
Life Sciences Tools & Services	(0.1)
Household Products	(0.1)
Road & Rail	(0.1)
Capital Markets	(0.1)
Internet & Direct Marketing Retail	(0.1)
Gas Utilities	(0.1)
Internet Software & Services	(0.1)
Household Durables	(0.2)
Professional Services	(0.2)
Pharmaceuticals	(0.2)

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Auto Components	(0.2)%
Construction Materials	(0.3)
Leisure Products	(0.3)
Equity Real Estate Investment Trusts (REITs)	(0.4)
Energy Equipment & Services	(0.4)
Banks	(0.4)
Aerospace & Defense	(0.4)
Insurance	(0.5)
Technology Hardware, Storage & Peripherals	(0.5)
Food Products	(0.6)
Metals & Mining	(0.6)
Commercial Services & Supplies	(0.7)
Electric Utilities	(0.8)
Hotels, Restaurants & Leisure	(0.9)
Containers & Packaging	(0.9)

Electronic Equipment, Instruments & Components	(1.0)%
Specialty Retail	(1.1)
IT Services	(1.4)
Health Care Equipment & Supplies	(1.4)
Oil, Gas & Consumable Fuels	(1.6)
Health Care Providers & Services	(1.6)
Communications Equipment	(1.6)
Chemicals	(1.6)
Semiconductors & Semiconductor Equipment	(1.8)
Software	(2.8)
Biotechnology	(3.1)

99.8
Other assets in excess of liabilities	0.2

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$178,178	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,746,710

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(245,927)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures contracts long positions was $14,900,632.

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts of Recognized Liabilities(1)	Collateral Pledged	Net Amount
Securities Sold Short	$(187,624,406)	$187,624,406	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $717,731,802)	$819,953,842
Affiliated investments (cost $21,391,821)	21,391,821
Cash	125,342
Deposit with broker for securities sold short	130,932
Dividends and interest receivable	911,865
Receivable for fund share sold	379,058
Tax reclaim receivable	4,788
Prepaid expenses	4,490

Total Assets	842,902,138

LIABILITIES:
Securities sold short, at value (proceeds received $183,105,498)	187,624,406
Advisory fees payable	230,167
Due to broker-variation margin futures	92,030
Dividends payable on securities sold short	77,917
Accrued expenses and other liabilities	60,759
Distribution fee payable	22,480
Payable for fund share repurchased	10,750
Affiliated transfer agent fee payable	346

Total Liabilities	188,118,855

NET ASSETS	$654,783,283

Net assets were comprised of:
Paid-in capital	$363,312,044
Retained earnings	291,471,239

Net assets, December 31, 2016	$654,783,283

Net asset value and redemption price per share, $654,783,283 / 26,199,348 outstanding shares of beneficial interest	$24.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $5,136 foreign withholding tax)	$15,466,466
Affiliated dividend income	84,514
Interest income	3,670

15,554,650

EXPENSES
Advisory fees	4,864,770
Distribution fee	1,472,237
Dividends on securities sold short	1,713,954
Broker fees and expenses on short sales	1,579,574
Custodian and accounting fees	118,000
Audit fee	41,000
Trustees’ fees	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	7,000
Legal fees and expenses	7,000
Shareholders’ reports	5,000
Loan interest expense	1,242
Miscellaneous	12,576

Total expenses	9,845,353

NET INVESTMENT INCOME (LOSS)	5,709,297

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	28,881,426
Futures transactions	1,746,710
Short sales transactions	1,416,454
Foreign currency transactions	(128)

32,044,462

Net change in unrealized appreciation (depreciation) on:
Investments	48,883,395
Futures	(245,927)
Short sales	(7,155,208)

Foreign currencies	236

41,482,496

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	73,526,958

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,236,255

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2016

INCREASE (DECREASE) IN CASH CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$15,667,052
Operating expenses paid	(6,538,584)
Dividends paid on securities sold short	(1,780,168)
Broker fees and expense on short sales	(1,576,071)
Purchases of long-term portfolio investments	(555,291,277)
Net purchases and sales of short-term portfolio investments	(9,274,240)
Proceeds from disposition of long-term portfolio investments	556,721,524
Net payments to cover short sales	(320,421,812)
Net proceeds received from securities sold short	328,417,893
Net payment received for futures transactions	1,464,893
Decrease in deposit with broker	31,497
Increase in other assets	(2,798)
Net payment for foreign currency transactions	108

NET CASH PROVIDED FROM OPERATING ACTIVITIES	7,418,017

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from fund share sold	108,485,705
Payment of fund share repurchased	(115,959,299)
Capital contributions (see Note 4)	180,919

NET CASH USED IN FINANCING ACTIVITIES	(7,292,675)

Net change in cash	125,342
Cash at beginning of year	—

CASH AT END OF YEAR	$125,342

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$79,236,255

Increase in investments	1,652,979
Net realized gain on investment and foreign currency transactions	(32,044,462)
Increase in net unrealized appreciation on investments and foreign currency	(41,482,496)
Decrease in deposit with broker for securities sold short	31,497
Decrease in dividends receivable	112,402
Increase in tax reclaim receivable	(2,957)
Decrease in prepaid expenses	159
Increase in advisory fees payable	26,629
Decrease in dividends payable on securities sold short	(66,214)
Decrease in due to broker-variation margin futures	(35,890)
Decrease in accrued expenses and other liabilities	(15,709)
Increase in distribution fee payable	5,818
Increase in affiliated transfer agent fee payable	6

Total Adjustments	(71,818,238)

NET CASH PROVIDED FROM OPERATING ACTIVITIES	$7,418,017

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$5,709,297	$6,183,682
Net realized gain (loss) on investment and foreign currency transactions	32,044,462	58,841,417
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	41,482,496	(48,395,703)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,236,255	16,629,396

FUND SHARE TRANSACTIONS:
Fund share sold [4,815,367 and 4,688,952 shares, respectively]	108,675,947	101,790,224
Fund share repurchased [5,389,813 and 5,889,321 shares, respectively]	(115,970,049)	(126,220,527)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(7,294,102)	(24,430,303)

CAPITAL CONTRIBUTIONS (NOTE 4)	180,919	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,123,072	(7,800,907)
NET ASSETS:
Beginning of year	582,660,211	590,461,118

End of year	$654,783,283	$582,660,211

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.5%		Value (Note 2)
AFFILIATED MUTUAL FUNDS	Shares
AST AB Global Bond Portfolio*	2,523,538	$26,749,503
AST AQR Emerging Markets Equity Portfolio*	170,229	1,617,172
AST AQR Large-Cap Portfolio*	8,619,937	129,299,052
AST BlackRock Low Duration Bond Portfolio*	197,023	2,080,566
AST BlackRock/Loomis Sayles Bond Portfolio*	788,464	10,305,220
AST Boston Partners Large-Cap Value Portfolio*	1,000,670	19,793,250
AST ClearBridge Dividend Growth Portfolio*	3,864,421	57,541,225
AST Goldman Sachs Global Income Portfolio*	1,569,231	16,461,237
AST Goldman Sachs Large-Cap Value Portfolio*	700,129	19,827,656
AST Goldman Sachs Mid-Cap Growth Portfolio*	495,949	3,679,938
AST Goldman Sachs Small-Cap Value Portfolio*	123,268	2,609,581
AST Goldman Sachs Strategic Income Portfolio*	638,968	6,166,042
AST Government Money Market Portfolio*	4,851,002	4,851,002
AST High Yield Portfolio*	1,034,961	9,697,589
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,058,078	26,409,631
AST International Growth Portfolio*	4,727,701	62,594,763
AST International Value Portfolio*	3,678,030	63,850,602
AST Jennison Large-Cap Growth Portfolio*	1,090,318	24,924,672
AST Loomis Sayles Large-Cap Growth Portfolio*	1,109,397	41,602,393
AST Lord Abbett Core Fixed Income Portfolio*	1,686,903	20,630,829
AST MFS Growth Portfolio*	1,831,210	33,218,158
AST MFS Large-Cap Value Portfolio*	2,315,007	39,656,063
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	66,550	2,041,741
AST Parametric Emerging Markets Equity Portfolio*	177,079	1,416,636
AST Prudential Core Bond Portfolio*	4,781,745	55,659,517
AST QMA Emerging Markets Equity Portfolio*	117,512	1,011,777
AST QMA International Core Equity Portfolio*	3,084,897	31,620,198

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST QMA Large-Cap Portfolio*	8,429,837	$129,145,108
AST Small-Cap Growth Opportunities Portfolio*	833,208	12,939,723
AST Small-Cap Growth Portfolio*	359,979	12,930,433
AST Small-Cap Value Portfolio*	919,607	24,535,119
AST T. Rowe Price Large-Cap Growth Portfolio*	756,493	19,010,657
AST T. Rowe Price Natural Resources Portfolio*	303,569	6,362,801
AST Value Equity Portfolio*	2,034,101	26,422,970
AST WEDGE Capital Mid-Cap Value Portfolio*	93,975	2,043,955
AST Wellington Management Global Bond Portfolio*	3,168,893	32,924,799
AST Western Asset Core Plus Bond Portfolio*	3,081,939	37,137,365
AST Western Asset Emerging Markets Debt Portfolio*	145,417	1,516,696

TOTAL AFFILIATED MUTUAL FUNDS (cost $944,503,294)(w)		1,020,285,639

SHORT-TERM INVESTMENT — 0.7%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund (cost $6,880,935)(w)(Note 4)	6,880,935	6,880,935

TOTAL INVESTMENTS — 100.2% (cost $951,384,229)		1,027,166,574
Liabilities in excess of other assets — (0.2)%		(1,563,988)

NET ASSETS — 100.0%		$1,025,602,586

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,027,166,574	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST QUANTITATIVE MODELING PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Investment Type
Large/Mid-Cap Growth	37.1%
Large/Mid-Cap Value	13.3
Core Bond	12.9
International Value	9.3
Global Bond	7.4
International Growth	6.1
Large/Mid-Cap Blend	5.6
Small-Cap Value	2.7
Small-Cap Growth	2.5
High Yield	1.0
Ultra Short Bond	0.7
Sector	0.6
Government Money Market	0.5
Emerging Markets	0.5

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $951,384,229)	$1,027,166,574
Receivable for investments sold	21,423,914
Receivable for fund share sold	889,531
Prepaid expenses	474

Total Assets	1,049,480,493

LIABILITIES:
Payable for investments purchased	23,778,792
Advisory fees payable	72,841
Accrued expenses and other liabilities	25,928
Affiliated transfer agent fee payable	346

Total Liabilities	23,877,907

NET ASSETS	$1,025,602,586

Net assets were comprised of:
Paid-in capital	$856,761,090
Retained earnings	168,841,496

Net assets, December 31, 2016	$1,025,602,586

Net asset value and redemption price per share, $1,025,602,586 / 72,596,335 outstanding shares of beneficial interest	$14.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$28,225

EXPENSES
Advisory fees	2,365,756
Custodian and accounting fees	76,000
Audit fee	24,000
Trustees’ fees	18,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	9,813

Total expenses	2,514,569
Less: advisory fee waivers and/or expense reimbursement	(14,228)

Net expenses	2,500,341

NET INVESTMENT INCOME (LOSS)	(2,472,116)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized gain (loss) on affiliated investment transactions	12,476,007
Net change in unrealized appreciation (depreciation) on affiliated investments	50,720,580

NET GAIN (LOSS) ON AFFILIATED INVESTMENTS	63,196,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,724,471

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(2,472,116)	$(2,103,696)
Net realized gain (loss) on investment transactions	12,476,007	49,903,287
Net change in unrealized appreciation (depreciation) on investments	50,720,580	(50,204,490)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,724,471	(2,404,899)

FUND SHARE TRANSACTIONS:
Fund share sold [8,367,700 and 18,820,452 shares, respectively]	111,767,752	254,094,056
Fund share repurchased [3,005,630 and 1,216,172 shares, respectively]	(40,687,919)	(16,429,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	71,079,833	237,664,528

TOTAL INCREASE (DECREASE) IN NET ASSETS	131,804,304	235,259,629
NET ASSETS:
Beginning of year	893,798,282	658,538,653

End of year	$1,025,602,586	$893,798,282

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 100.3% ASSET-BACKED SECURITIES — 4.1%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Collateralized Loan Obligations — 0.3%
Community Funding CLO (Cayman Islands), Series 2015-1A, Class A, 144A(g)	5.750%		11/01/27	8,220		$8,041,800

Non-Residential Mortgage-Backed Securities — 2.4%
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	6.900%	(c)	04/10/28	411		414,509
Diamond Head Aviation Ltd. (Cayman Islands), Series 2015-1, Class B, 144A^	5.920%		07/14/28	5,646		5,633,540
Greenpoint Manufactured Housing, Series 1999-2, Class A2	3.137%	(c)	03/18/29	2,100		1,934,284
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	7.270%		06/15/29	3,365		3,349,156
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2^	3.821%	(c)	06/19/29	975		903,675
Greenpoint Manufactured Housing, Series 1999-4, Class A2^	4.066%	(c)	02/20/30	750		681,777
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IA2	4.037%	(c)	02/20/32	1,100		993,360
Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-2, Class IIA2	4.035%	(c)	03/13/32	1,950		1,753,984
National Collegiate Student Loan Trust, Series 2006-3, Class A4	1.026%	(c)	03/26/29	10,266		9,827,671
Nelnet Student Loan Trust, Series 2005-4, Class A4R2	1.336%	(c)	03/22/32	6,700		6,071,232
Northstar Education Finance, Inc., Series 2007-1, Class A6	1.818%	(c)	01/29/46	5,925		5,338,632
SLM Student Loan Trust, Series 2005-6, Class B	1.172%	(c)	01/25/44	2,163		1,893,841
SLM Student Loan Trust, Series 2006-1, Class A5	0.992%	(c)	07/26/21	8,010		7,638,523
SLM Student Loan Trust, Series 2007-7, Class B	1.632%	(c)	10/27/70	4,150		3,379,429
SLM Student Loan Trust, Series 2008-5, Class A4	2.582%	(c)	07/25/23	646		649,719
SMB Private Education Loan Trust, Series 2015-C, Class R, 144A(g)	—%	(p)	09/18/46	63,950		8,984,975
SoFi Professional Loan Program LLC, Series 2015-C, Class R, 144A^(g)	—%		08/25/36	—	(r)	8,225,000
South Carolina Student Loan Corp., Series 2010-1, Class A3	1.932%	(c)	10/27/36	2,700		2,663,307
United States Small Business Administration, Series 2015-20D, Class 1	2.510%		04/01/35	1,031		1,017,093
United States Small Business Administration, Series 2015-20F, Class 1	2.980%		06/01/35	955		962,162

						72,315,869

Residential Mortgage-Backed Securities — 1.4%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates, Series 2004-R2, Class A1A	1.446%	(c)	04/25/34	968		958,131
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W8, Class A2	1.716%	(c)	05/25/34	5,360		5,355,156
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1	1.246%	(c)	10/25/35	5,000		4,241,270

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A3	1.856%	(c)	10/25/33		255	$251,149
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3	1.154%	(c)	09/25/34		325	321,648
Citigroup Mortgage Loan Trust, Inc., Series 2005-SHL1, Class M1, 144A	1.506%	(c)	07/25/44		5,234	5,090,089
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	1.086%	(c)	07/25/36		611	505,001
Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class MF1	4.947%	(c)	04/25/35		3,541	3,453,478
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	0.854%	(c)	11/15/36		159	130,243
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	0.854%	(c)	11/15/36		304	232,250
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1	5.803%		11/25/32		2,946	2,983,696
RAMP Trust, Series 2006-RZ4, Class A3	1.026%	(c)	10/25/36		3,350	2,971,411
Renaissance Home Equity Loan Trust, Series 2005-3, Class AV3	1.136%	(c)	11/25/35		10,159	8,165,914
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	0.996%	(c)	11/25/36		2,977	1,145,164
SACO I Trust, Series 2007-VA1, Class A, 144A	9.001%	(c)	06/25/21		961	992,061
Soundview Home Loan Trust, Series 2004-WMC1, Class M1	1.506%	(c)	01/25/35		2,383	2,085,212
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-V1A, Class A1, 144A	1.538%	(c)	02/20/54	GBP	4,460	5,448,898

						44,330,771

TOTAL ASSET-BACKED SECURITIES (cost $123,767,809)						124,688,440

BANK LOANS(c) — 3.8%
Aerospace & Defense — 0.1%
Accudyne Industries LLC (Luxembourg), Refinancing Term Loan	4.000%		12/13/19		977	921,596
B/E Aerospace, Inc., Term Loan B	3.893%		12/16/21		1,531	1,536,862

						2,458,458

Agriculture — 0.1%
Radnet Management, Inc., Restatement Effective Date Term Loan (First Lien)	4.750%		06/21/23		2,623	2,632,417

Airlines — 0.2%
American Airlines, Inc., Term Loan 2015	3.256%		06/27/20		3,329	3,343,087
Flying Fortess, Term Loan 2	3.500%		04/30/20		1,490	1,503,038

						4,846,125

Bank Loans
First Data Corp., 2022C New Dollar Term Loan	3.756%		07/10/22		327	326,279

Commercial Services — 0.2%
Pharmaceutical Product Development LLC, Initial Term Loan	4.250%		08/18/22		3,283	3,312,745
Prime Security Services Borrower LLC/Prime Finance, Inc., Term Loan B-1 (First Lien)	4.750%		05/02/22		2,600	2,638,189

						5,950,934

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

BANK LOANS(c) (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Services & Supplies
Brickman Group Ltd. (The), Initial Term Loan (First Lien)	4.000%	12/18/20	1,149	$1,150,138

Containers & Packaging — 0.1%
Berry Plastics Group, Inc., Term Loan H	3.750%	10/01/22	3,040	3,064,655

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan	3.520%	10/31/23	3,531	3,562,050

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA (Luxembourg), Tranche Term Loan B-2	3.750%	06/30/19	2,549	2,461,610

Electric Utilities — 0.2%
Energy Future Intermediate Holdings Co. LLC, 2016 Additional Term Loan (DIP)	4.250%	06/30/17	5,340	5,370,705

Entertainment
Lions Gate Corp., Term Loan B	3.750%	12/08/23	1,000	1,004,375

Foods — 0.1%
Albertsons LLC, Term Loan B-4	3.750%	08/23/21	2,401	2,416,920
Albertsons LLC, Term Loan B-5	4.061%	06/23/23	803	808,232

				3,225,152

Health Care Providers & Services — 0.1%
Air Medical Group Holdings, Inc., Initial Term Loan	4.250%	04/28/22	1,478	1,470,113
MPH Acquisition Holdings LLC, Initial Term Loan	5.000%	06/07/23	2,969	3,019,298

				4,489,411

Healthcare & Pharmaceutical
RPI Finance Trust, Term Term Loan B-5	3.498%	10/05/22	519	524,468

Healthcare Services — 0.1%
HCA, Inc., Tranche Term Loan B-7	3.520%	02/09/24	3,192	3,224,491

Hotels, Restaurants & Leisure — 0.4%
Aristocrat International Pty Ltd. (Australia), Term Loan B-1	3.631%	10/20/21	1,444	1,458,051
Boyd Gaming Corp., Term Loan B-2	3.756%	09/15/23	2,598	2,620,684
Hilton Worldwide Finance LLC, Series Term Loan B-1	3.500%	10/25/23	3,732	3,770,206
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Series Term Loan B-2	3.256%	10/25/20	162	163,570
Restaurant Brands International (Canada), Term Loan B-2	3.750%	12/12/21	3,353	3,378,544

				11,391,055

Life Sciences Tools & Services — 0.1%
Patheon Inc. (Canada), Initial Dollar Term Loan	4.250%	03/11/21	3,193	3,211,318

Machinery
Gardner Denver, Inc., Initial Dollar Term Loan	4.558%	07/30/20	1,425	1,407,899

Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, Term Loan I (2016)	3.500%	01/15/24	3,192	3,212,929
CSC Holdings LLC, 2016 Extended Term Loan	3.876%	10/11/24	2,149	2,170,348
Univision Communications, Inc., Replacement First-Lien Term Loan	4.000%	03/01/20	3,913	3,928,715

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

BANK LOANS(c) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
UPC Financing Partnership, Facility AN	4.080%		08/31/24	3,720	$3,755,340
Virgin Media, 1 Facility	3.486%		01/31/25	2,966	2,976,809
Ziggo BV (Netherlands), B1 Facility	3.500%		01/15/22	1,002	1,004,808
Ziggo BV (Netherlands), B2 Facility	3.500%		01/15/22	594	595,485
Ziggo BV (Netherlands), B3 Facility	3.701%		01/15/22	185	185,034

					17,829,468

Multiline Retail — 0.1%
Dollar Tree, Inc., Term Loan B-3	3.250%		07/06/22	929	936,483
Neiman Marcus Group, Inc. (The), Other Term Loan	4.250%		10/25/20	2,699	2,345,808

					3,282,291

Oil, Gas and Consumable Fuels — 0.1%
Murray Energy Corp., Term Loan B-2	8.250%		04/16/20	3,386	3,221,276

Packaging & Containers — 0.1%
Reynolds Group Holdings, Inc., U.S. Term Loan	4.250%		01/21/23	3,192	3,224,781

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International Inc., Tranche B Term Loan	5.500%		04/01/22	2,674	2,673,986

Retail — 0.4%
Landry’s, Inc., Term Loan B	4.000%		09/22/23	1,250	1,261,875
Michaels Stores, Inc., 2016 New Replacement Term B-1 Loan	3.750%		01/28/23	3,677	3,710,654
Party City Holding, 2016 Replacement Term Loan	3.820%		08/19/22	2,965	2,981,449
PetSmart, Inc., Tranche Loan B-2	4.000%		03/10/22	3,163	3,172,871

					11,126,849

Software — 0.1%
First Data Corp., 2021C New Dollar Term Loan	3.756%		03/24/21	3,026	3,054,311

Specialty Retail — 0.2%
Academy Ltd., Initial Term Loan	5.000%		07/02/22	2,865	2,642,993
Petco Animal Supplies, Inc., Tranche Term Loan B	5.000%		01/26/23	3,287	3,307,720

					5,950,713

Telecommunications — 0.1%
Level 3 Financing, Inc., Tranche Term Loan B-II 2022	3.500%		05/31/22	3,200	3,226,000

Transportation
XPO Logistics, Inc., Refinanced Term Loan	4.250%		10/30/21	581	587,388

Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc., Senior Lien Term Loan	3.520%		11/09/22	3,439	3,474,799

TOTAL BANK LOANS (cost $118,081,577)					117,953,402

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.4%
Bayview Commercial Asset Trust, Series 2006-4A, Class A1, 144A	0.986%	(c)	12/25/36	2,467	2,118,616
BBCCRE Trust, Series 2015-GTP, Class E, 144A	4.715%	(c)	08/10/33	5,190	4,423,733
CD Mortgage Trust, Series 2006-CD2, Class AJ	5.646%	(c)	01/15/46	3,422	2,634,976
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E, 144A	3.535%	(c)	02/15/31	3,340	3,287,929
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.482%		10/15/49	5,161	4,826,317

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AJA	6.136%	(c)	12/10/49	1,630	$1,092,100
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A3	2.822%		10/15/45	320	323,948
Commercial Mortgage Trust, Series 2013-CR12, Class AM	4.300%		10/10/46	450	477,255
Commercial Mortgage Trust, Series 2013-CR12, Class B	4.762%	(c)	10/10/46	390	419,300
Commercial Mortgage Trust, Series 2013-CR12, Class C	5.083%	(c)	10/10/46	190	196,527
Commercial Mortgage Trust, Series 2013-CR12, Class E, 144A	5.083%	(c)	10/10/46	490	366,885
Commercial Mortgage Trust, Series 2013-SFS, Class A2, 144A	2.987%	(c)	04/12/35	1,650	1,644,986
Commercial Mortgage Trust, Series 2014-CR17, Class XA, IO	1.163%	(c)	05/10/47	42,139	2,279,118
Core Industrial Trust, Series 2015-TEXW, Class F, 144A	3.849%	(c)	02/10/34	4,660	4,222,659
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ	5.373%		12/15/39	2,013	1,922,035
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM	5.869%	(c)	09/15/40	1,530	1,440,803
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class F, 144A	3.500%		11/15/48	2,200	1,276,323
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class G, 144A	3.500%		11/15/48	1,000	489,764
CSMC LLC, Series 2014-USA, Class A2, 144A	3.953%		09/15/37	2,570	2,622,610
CSMC LLC, Series 2014-USA, Class F, 144A	4.373%		09/15/37	5,420	4,257,465
CSMC Trust, Series 2014-TIKI, Class F, 144A	4.358%	(c)	09/15/38	6,200	5,973,023
CSMC Trust, Series 2015-GLPA, Class A, 144A	3.881%		11/15/37	220	230,475
CSMC Trust, Series 2015-TOWN, Class F, 144A	5.204%	(c)	03/15/17	4,010	3,918,105
Equity Mortgage Trust, Series 2014-INNS, Class D, 144A	2.999%	(c)	05/08/31	3,040	3,005,653
Fannie Mae-Aces, Series 2012-M14, Class X1, IO	4.183%	(c)	02/25/17	2,259	6,458
Fannie Mae-Aces, Series 2014-M4, Class X2, IO	0.258%	(c)	03/25/24	105,640	1,544,735
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ08, Class A2	2.356%		08/25/22	3,130	3,105,569
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	1.125%	(c)	04/25/20	2,767	72,363
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	1.614%	(c)	07/25/21	6,601	403,392
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	1.540%	(c)	10/25/21	433	26,199
FREMF Mortgage Trust, Series 2012-K20, Class X2A, IO, 144A	0.200%		05/25/45	62,124	519,704
GE Business Loan Trust, Series 2005-1A, Class A3, 144A	0.954%	(c)	06/15/33	2,075	1,908,975
GE Business Loan Trust, Series 2006-1A, Class B, 144A	1.004%	(c)	05/15/34	4,007	3,522,522
GE Business Loan Trust, Series 2006-2A, Class A	0.511%	(c)	11/15/34	3,723	3,516,688
Government National Mortgage Assoc., Series 2013-85, Class IA, IO	0.746%	(c)	03/16/47	45,613	2,040,772
Government National Mortgage Assoc., Series 2014-88, Class IE, IO	0.361%	(c)	03/16/55	28,055	884,042
Government National Mortgage Assoc., Series 2015-183, Class IO, IO	0.993%	(c)	09/16/57	25,536	2,011,364

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GS Mortgage Securities Corp. II Trust, Series 2015-GC30, Class AS	3.777%	(c)	05/10/50	6,760	$6,874,818
GS Mortgage Securities Corp. II Trust, Series 2015-GC30, Class B	4.014%	(c)	05/10/50	4,210	4,118,347
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ	5.622%		11/10/39	3,621	3,101,113
GS Mortgage Securities Trust, Series 2007-GG10, Class AM	5.793%	(c)	08/10/45	14,180	14,007,276
GS Mortgage Securities Trust, Series 2013-GC14, Class F, 144A	4.765%	(c)	08/10/46	700	497,300
GS Mortgage Securities Trust, Series 2013-GC16, Class B	5.161%	(c)	11/10/46	1,210	1,329,480
GS Mortgage Securities Trust, Series 2015-GS1, Class E, 144A	4.570%	(c)	11/10/48	2,000	1,240,935
GS Mortgage Securities Trust, Series 2015-GS1, Class F, 144A	4.570%	(c)	11/10/48	1,100	623,788
Hyatt Hotel Portfolio Trust, Series 2014-HYMZ, Class M, 144A	6.929%	(c)	11/15/19	6,720	6,786,819
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class C	5.046%	(c)	11/15/45	840	883,737
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B	4.887%	(c)	01/15/47	540	586,432
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class AS	3.914%	(c)	11/15/47	3,310	3,431,473
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B	4.618%	(c)	08/15/48	4,900	4,834,068
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ	5.502%	(c)	06/12/47	8,380	6,882,075
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class AJ	5.713%	(c)	02/12/49	1,390	1,118,950
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ	6.039%	(c)	02/15/51	255	233,971
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBMZ, Class M, 144A	6.929%	(c)	10/15/19	2,400	2,415,038
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class E, 144A	4.004%	(c)	08/15/27	570	568,028
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2, 144A	2.729%	(c)	04/20/48	10,309	10,308,764
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A3, 144A	3.127%	(c)	04/20/48	10,542	10,611,433
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ	6.177%	(c)	09/12/49	7,380	5,175,225
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class AS	3.214%		02/15/46	352	353,846
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class C	4.242%	(c)	04/15/48	3,870	3,641,768
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4	3.720%		12/15/49	3,480	3,565,014
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class AJ	5.399%		12/15/43	3,492	2,675,626
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ	5.438%		03/15/44	6,790	6,047,624
Motel 6 Trust, Series 2015-MTL6, Class F, 144A	5.000%		02/05/30	7,200	6,947,141
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B	4.296%	(c)	07/15/46	569	602,045

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class E, 144A	3.500%		07/15/46	590	$407,881
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class E, 144A	3.250%		02/15/48	5,782	3,328,099
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	1.500%	(c)	06/15/45	16,445	993,100
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class D, 144A	4.136%	(c)	05/15/45	3,755	3,386,827
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class D, 144A	3.997%	(c)	06/15/46	1,000	880,480
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA, IO	1.235%	(c)	03/15/47	11,739	676,110
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class C	4.325%	(c)	11/15/47	3,570	3,560,833

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $207,231,106)					195,708,852

CORPORATE BONDS — 30.8%
Aerospace & Defense — 0.4%
Boeing Capital Corp., Sr. Unsec’d. Notes	4.700%		10/27/19	1,810	1,952,655
Boeing Co. (The), Sr. Unsec’d. Notes	4.875%		02/15/20	2,400	2,609,244
Harris Corp., Sr. Unsec’d. Notes	4.854%		04/27/35	490	514,814
Harris Corp., Sr. Unsec’d. Notes	5.054%		04/27/45	1,120	1,182,516
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.100%		01/15/23	240	242,624
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%		01/15/26	2,420	2,472,543
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.500%		05/15/36	480	510,326
Raytheon Co., Sr. Unsec’d. Notes	3.125%		10/15/20	1,030	1,063,366
United Technologies Corp., Sr. Unsec’d. Notes	4.500%		06/01/42	980	1,048,996

					11,597,084

Agriculture — 0.8%
Altria Group, Inc., Gtd. Notes	2.850%		08/09/22	3,590	3,594,398
Altria Group, Inc., Gtd. Notes	5.375%		01/31/44	1,010	1,166,673
Altria Group, Inc., Gtd. Notes	9.250%		08/06/19	4,270	5,038,480
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%		02/11/18	1,420	1,421,318
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.500%		08/22/22	1,710	1,673,175
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.900%		11/15/21	2,060	2,087,629
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%		03/20/42	1,000	1,020,426
Reynolds American, Inc., Gtd. Notes	3.250%		06/12/20	468	479,543
Reynolds American, Inc., Gtd. Notes	5.850%		08/15/45	4,050	4,795,710
Reynolds American, Inc., Gtd. Notes	6.150%		09/15/43	1,190	1,435,881
Reynolds American, Inc., Gtd. Notes	8.125%		06/23/19	2,470	2,817,865

					25,531,098

Airlines — 0.1%
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%		02/10/24	1,661	1,910,514
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750%		06/17/21	634	701,819
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	9.750%		07/15/18	320	321,404

					2,933,737

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Manufacturers — 0.4%
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	1,400	$1,329,170
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.459%		03/27/20	200	197,432
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.200%		01/15/21	1,450	1,452,116
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.750%		02/01/21	700	767,607
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	5.875%		08/02/21	1,620	1,789,076
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	8.125%		01/15/20	860	991,736
General Motors Co., Sr. Unsec’d. Notes	6.250%		10/02/43	420	464,301
General Motors Financial Co., Inc., Gtd. Notes	3.250%		05/15/18	220	222,882
General Motors Financial Co., Inc., Gtd. Notes(a)	3.450%		04/10/22	460	454,910
General Motors Financial Co., Inc., Gtd. Notes	4.250%		05/15/23	200	202,403
General Motors Financial Co., Inc., Gtd. Notes	4.375%		09/25/21	1,430	1,483,359
Hyundai Capital America, Sr. Unsec’d. Notes, 144A	2.125%		10/02/17	730	731,377
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	1.250%		10/05/17	3,180	3,179,580

					13,265,949

Auto Parts & Equipment — 0.3%
American Axle & Manufacturing, Inc., Gtd. Notes(a)	6.625%		10/15/22	970	1,000,264
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.000%		05/31/26	1,700	1,692,248
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.125%		11/15/23	1,760	1,812,800
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%		04/29/22	3,950	4,073,438

					8,578,750

Banks — 9.0%
ABN AMRO Bank NV (Netherlands), Sub. Notes, 144A	4.750%		07/28/25	1,940	1,962,812
Bank of America Corp., Jr. Sub. Notes	6.250%	(c)	09/29/49	3,290	3,290,000
Bank of America Corp., Sr. Unsec’d. Notes	3.875%		03/22/17	3,180	3,198,008
Bank of America Corp., Sr. Unsec’d. Notes(a)	5.700%		01/24/22	1,200	1,347,886
Bank of America Corp., Sr. Unsec’d. Notes	5.750%		12/01/17	490	507,566
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.600%		01/15/19	2,130	2,148,207
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	4,400	4,414,696
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26	2,790	2,752,815
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25	2,350	2,389,553
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	4,030	4,156,296
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.125%		01/22/24	5,080	5,279,395
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	4.875%		04/01/44	2,760	2,994,796
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	2,800	3,049,306
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		01/21/44	3,770	4,128,501
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	5.625%		07/01/20	520	571,768
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	1,640	1,718,330
Bank of America Corp., Sub. Notes	5.420%		03/15/17	1,500	1,510,869
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	4,410	4,492,485
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	530	546,185
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN	2.375%		09/14/17	1,900	1,912,686
BPCE SA (France), Sub. Notes, 144A	5.150%		07/21/24	1,490	1,514,743
Citigroup, Inc., Sub. Notes	4.750%		05/18/46	350	350,404
Citigroup, Inc., Jr. Sub. Notes	5.350%	(c)	04/29/49	1,160	1,093,300
Citigroup, Inc., Jr. Sub. Notes(a)	5.900%	(c)	12/29/49	630	637,088

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	07/29/49	1,510	$1,530,763
Citigroup, Inc., Jr. Sub. Notes	5.950%	(c)	12/29/49	5,930	5,857,061
Citigroup, Inc., Jr. Sub. Notes	6.300%	(c)	12/29/49	2,710	2,686,965
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.650%		07/30/45	5,048	5,320,834
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	309	459,154
Citigroup, Inc., Sub. Notes(a)	4.050%		07/30/22	300	310,495
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	4,050	4,143,353
Citigroup, Inc., Sub. Notes(a)	4.450%		09/29/27	6,240	6,338,879
Citigroup, Inc., Sub. Notes	5.300%		05/06/44	556	598,909
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	6,430	7,066,641
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	558	647,476
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, MTN, 144A	5.000%		10/15/19	870	934,648
Cooperatieve Rabobank UA (Netherlands), Bank Gtd. Notes	4.375%		08/04/25	5,840	5,992,588
Cooperatieve Rabobank UA (Netherlands), Bank Gtd. Notes	5.250%		08/04/45	1,200	1,303,772
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes	4.625%		12/01/23	4,190	4,408,257
Cooperatieve Rabobank UA (Netherlands), Jr. Sub. Notes, 144A	11.000%	(c)	12/29/49	3,285	3,860,861
Credit Agricole SA (France), Jr. Sub. Notes, 144A	8.375%	(c)	10/29/49	4,290	4,706,216
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.550%		04/17/26	350	363,501
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.875%		05/15/45	4,950	5,081,046
Goldman Sachs Capital II, Ltd. Gtd. Notes	4.000%	(c)	12/29/49	227	185,252
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26	1,930	1,885,581
Goldman Sachs Group, Inc. (The), Sub. Notes	6.450%		05/01/36	170	202,601
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900%		07/19/18	300	304,143
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.750%		10/21/45	3,180	3,356,945
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	1,310	1,435,747
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18	320	336,613
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	6,970	8,639,782
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, GMTN	5.375%		03/15/20	5,460	5,924,024
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	3.850%		07/08/24	3,220	3,286,947
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%		03/03/24	2,610	2,707,664
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	3,750	4,158,529
Goldman Sachs Group, Inc. (The), Sub. Notes	4.250%		10/21/25	4,680	4,754,136
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150%		05/22/45	3,380	3,554,611
HBOS PLC (United Kingdom), Sub. Notes, GMTN, 144A	6.750%		05/21/18	220	231,989
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes(a)	6.375%	(c)	12/29/49	2,900	2,852,875
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.400%		03/08/21	4,800	4,881,019

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.900%		05/25/26	1,530	$1,540,448
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.300%		03/08/26	1,990	2,063,365
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		03/14/24	1,600	1,625,802
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		08/18/25	4,600	4,642,081
ING Bank NV (Netherlands), Sub. Notes, 144A	5.800%		09/25/23	2,700	2,966,730
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A	5.017%		06/26/24	5,710	5,277,096
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27	690	708,925
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	1,300	1,314,677
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	90	95,241
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	630	673,971
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	1,230	1,306,522
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22	690	744,117
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24	10	10,118
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	3,790	4,041,311
JPMorgan Chase & Co., Sub. Notes	6.125%		06/27/17	1,960	2,002,916
Lloyds Banking Group PLC (United Kingdom), Sub. Notes(a)	4.500%		11/04/24	4,800	4,884,715
Morgan Stanley, Sr. Unsec’d. Notes, MTN	4.750%		03/22/17	530	533,992
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.950%		12/28/17	4,350	4,527,611
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%		09/21/22	800	833,354
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.875%		05/13/21	3,650	3,921,553
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	5.125%		05/28/24	6,030	6,012,398
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.000%		12/19/23	2,900	3,012,242
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	6.125%		12/15/22	1,360	1,446,133
Royal Bank of Scotland NV (The) (Netherlands), Gtd. Notes	4.650%		06/04/18	950	965,778
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	5.625%		09/15/45	560	548,946
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A	5.700%		03/26/44	2,780	2,776,506
State Street Corp., Jr. Sub. Notes	4.956%		03/15/18	5,280	5,454,879
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25	2,100	2,140,461
Wachovia Capital Trust III, Ltd. Gtd. Notes	5.570%	(c)	03/29/49	7,420	7,281,246
Wachovia Corp., Gtd. Notes, MTN	5.750%		02/01/18	720	750,668
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000%		10/23/26	5,670	5,400,091
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	4.600%		04/01/21	5,840	6,275,314
Wells Fargo & Co., Sub. Notes	5.606%		01/15/44	1,431	1,621,382
Wells Fargo & Co., Sub. Notes, GMTN(a)	4.300%		07/22/27	7,590	7,806,877
Wells Fargo & Co., Sub. Notes, GMTN	4.900%		11/17/45	3,660	3,759,263
Wells Fargo & Co., Sub. Notes, MTN	4.400%		06/14/46	520	497,668
Wells Fargo & Co., Sub. Notes, MTN	4.650%		11/04/44	3,180	3,129,855
Wells Fargo & Co., Sub. Notes, MTN	4.750%		12/07/46	2,050	2,080,455
Wells Fargo Bank NA, Sub. Notes, BKNT	6.000%		11/15/17	3,970	4,120,034

					275,072,313

Beverages — 1.3%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.650%		02/01/21	2,310	2,323,271

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Beverages (continued)
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes(a)	3.300%	02/01/23	3,360	$3,419,580
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.650%	02/01/26	7,810	7,928,634
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%	02/01/46	7,720	8,344,316
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	2.500%	07/15/22	5,600	5,511,554
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	610	663,037
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.375%	01/15/20	2,880	3,141,199
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	1,750	1,814,558
Diageo Capital PLC (United Kingdom), Gtd. Notes	4.828%	07/15/20	2,580	2,798,193
Molson Coors Brewing Co., Gtd. Notes(a)	3.500%	05/01/22	330	339,692
PepsiCo, Inc., Sr. Unsec’d. Notes	4.000%	03/05/42	610	605,449
Pernod Ricard SA (France), Sr. Unsec’d. Notes, 144A	4.450%	01/15/22	3,660	3,883,169

				40,772,652

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	360	366,205
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663%	06/15/51	301	289,294
Celgene Corp., Sr. Unsec’d. Notes	3.550%	08/15/22	920	943,543
Celgene Corp., Sr. Unsec’d. Notes	3.875%	08/15/25	2,350	2,383,629
Celgene Corp., Sr. Unsec’d. Notes	5.000%	08/15/45	1,050	1,091,717
Celgene Corp., Sr. Unsec’d. Notes	5.250%	08/15/43	130	137,134
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%	03/01/26	90	91,254
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.700%	04/01/24	2,070	2,124,700
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%	03/01/47	1,400	1,329,724
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%	03/01/46	1,010	1,045,018

				9,802,218

Chemicals — 0.3%
Equate Petrochemical BV (Kuwait), Gtd. Notes, MTN, 144A	4.250%	11/03/26	2,180	2,080,330
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	580	612,858
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750%	04/15/24	780	892,654
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	980	1,111,388
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	4.500%	10/22/25	1,620	1,547,712
Westlake Chemical Corp., Gtd. Notes, 144A	4.625%	02/15/21	1,630	1,687,050
Westlake Chemical Corp., Gtd. Notes, 144A(a)	4.875%	05/15/23	250	259,375

				8,191,367

Commercial Services — 0.1%
Ecolab, Inc., Sr. Unsec’d. Notes	4.350%	12/08/21	430	464,683
UBM PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	5.750%	11/03/20	1,850	1,944,914
United Rentals North America, Inc., Gtd. Notes	5.500%	07/15/25	810	826,200

				3,235,797

Computers — 0.5%
Apple, Inc., Sr. Unsec’d. Notes(a)	2.450%	08/04/26	5,400	5,068,104
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	4,640	4,736,540

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers (continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%	06/15/21	3,850	$3,983,768

				13,788,412

Diversified Financial Services — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	2,760	2,811,750
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%	10/30/20	800	832,000
Ally Financial, Inc., Gtd. Notes	7.500%	09/15/20	4,072	4,565,730
Bear Stearns Cos. LLC (The), Gtd. Notes	6.400%	10/02/17	2,510	2,600,224
CIT Group, Inc., Sr. Unsec’d. Notes	5.375%	05/15/20	410	435,625
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%	08/01/23	2,480	2,560,600
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	2.342%	11/15/20	8,758	8,753,822
HSBC Finance Corp., Sub. Notes	6.676%	01/15/21	3,730	4,192,673
International Lease Finance Corp., Sr. Unsec’d. Notes	8.625%	01/15/22	670	804,838
KKR Group Finance Co. II LLC, Gtd. Notes, 144A	5.500%	02/01/43	260	260,972
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	1,920	2,130,048
Quicken Loans, Inc., Gtd. Notes, 144A(a)	5.750%	05/01/25	1,140	1,108,650
Visa, Inc., Sr. Unsec’d. Notes	3.150%	12/14/25	5,130	5,152,500
Visa, Inc., Sr. Unsec’d. Notes	4.300%	12/14/45	2,710	2,860,443

				39,069,875

Electric — 1.2%
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes	6.500%	09/15/37	2,610	3,397,385
Dominion Resources, Inc., Sr. Unsec’d. Notes	7.000%	06/15/38	670	855,688
Duke Energy Progress LLC, First Mortgage	2.800%	05/15/22	1,490	1,506,548
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750%	03/15/18	920	928,357
FirstEnergy Corp., Sr. Unsec’d. Notes	4.250%	03/15/23	3,540	3,659,634
FirstEnergy Corp., Sr. Unsec’d. Notes	7.375%	11/15/31	10,860	13,997,432
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	01/20/20	330	370,425
Mirant Mid-Atlantic Series C Pass-Through Trust, Pass-Through Certificates	10.060%	12/30/28	4,833	4,119,707
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	5.800%	03/01/37	2,770	3,379,320
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	2,220	2,778,259
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	8.250%	10/15/18	780	865,902
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400%	01/15/21	1,020	1,081,642

				36,940,299

Engineering & Construction
ABB Finance USA, Inc. (Switzerland), Gtd. Notes	4.375%	05/08/42	320	335,730

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	3.500%	05/15/24	1,290	1,330,040
Waste Management, Inc., Gtd. Notes	4.600%	03/01/21	440	474,616

				1,804,656

Foods — 0.8%
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.077%	11/02/21	3,660	3,554,215
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.589%	11/02/23	4,600	4,432,385
Danone SA (France), Sr. Unsec’d. Notes, 144A	2.947%	11/02/26	4,910	4,685,530

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
Kraft Heinz Foods Co., Gtd. Notes	3.500%	06/06/22	1,180	$1,200,026
Kraft Heinz Foods Co., Gtd. Notes	3.950%	07/15/25	590	597,691
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35	1,390	1,458,248
Kraft Heinz Foods Co., Gtd. Notes	5.200%	07/15/45	410	429,193
Kraft Heinz Foods Co., Gtd. Notes	5.375%	02/10/20	3,247	3,516,842
Kroger Co. (The), Sr. Unsec’d. Notes	3.300%	01/15/21	800	822,022
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	1,130	1,117,994
Tyson Foods, Inc., Gtd. Notes	5.150%	08/15/44	600	622,125
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.400%	10/21/18	480	484,295
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	2.900%	10/21/19	1,310	1,332,875
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%	10/21/20	70	71,957

				24,325,398

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.500%	08/01/24	500	507,734
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	4.750%	01/11/22	955	993,527
Georgia-Pacific LLC, Sr. Unsec’d. Notes	8.875%	05/15/31	550	814,915

				2,316,176

Healthcare-Products — 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes	3.750%	11/30/26	2,290	2,274,178
Abbott Laboratories, Sr. Unsec’d. Notes	4.750%	11/30/36	1,530	1,555,432
Abbott Laboratories, Sr. Unsec’d. Notes	4.900%	11/30/46	2,070	2,124,513
Becton Dickinson and Co., Sr. Unsec’d. Notes	3.734%	12/15/24	776	793,555
Becton Dickinson and Co., Sr. Unsec’d. Notes(a)	4.685%	12/15/44	650	673,364
Medtronic, Inc., Gtd. Notes	3.125%	03/15/22	350	357,596
Medtronic, Inc., Gtd. Notes	3.500%	03/15/25	4,530	4,664,604
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	3.600%	08/15/21	1,130	1,167,870

				13,611,112

Healthcare-Services — 0.7%
Aetna, Inc., Sr. Unsec’d. Notes	2.400%	06/15/21	1,800	1,791,850
Aetna, Inc., Sr. Unsec’d. Notes	2.800%	06/15/23	470	462,954
Aetna, Inc., Sr. Unsec’d. Notes	3.200%	06/15/26	2,290	2,265,426
Aetna, Inc., Sr. Unsec’d. Notes	4.375%	06/15/46	530	532,198
Anthem, Inc., Sr. Unsec’d. Notes	3.125%	05/15/22	2,550	2,551,293
Anthem, Inc., Sr. Unsec’d. Notes	7.000%	02/15/19	635	695,982
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42	440	390,830
Centene Corp., Sr. Unsec’d. Notes	4.750%	05/15/22	1,000	1,010,000
DaVita, Inc., Gtd. Notes	5.000%	05/01/25	120	118,050
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125%	10/15/20	250	258,750
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.875%	01/31/22	990	1,084,050
HCA, Inc., Gtd. Notes	7.500%	02/15/22	1,440	1,634,400
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	230	240,063
HCA, Inc., Sr. Sec’d. Notes	5.250%	06/15/26	820	847,675
HCA, Inc., Sr. Sec’d. Notes	5.875%	03/15/22	1,170	1,260,675
HCA, Inc., Sr. Sec’d. Notes	6.500%	02/15/20	550	601,700
Humana, Inc., Sr. Unsec’d. Notes	3.150%	12/01/22	1,050	1,049,205
Humana, Inc., Sr. Unsec’d. Notes	4.625%	12/01/42	570	546,861
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22	360	339,660
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	1.625%	03/15/19	10	9,962
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.375%	11/15/21	570	591,504

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750%		07/15/25	190	$196,694
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	5.700%		10/15/40	1,500	1,828,731

					20,308,513

Home Builders — 0.1%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%		04/15/21	1,730	1,773,250

Household Products/Wares
Spectrum Brands, Inc., Gtd. Notes	5.750%		07/15/25	810	840,375

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	3.150%		04/01/21	820	834,511
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%		04/01/23	1,640	1,701,183
Newell Brands, Inc., Sr. Unsec’d. Notes	4.200%		04/01/26	1,340	1,398,665

					3,934,359

Insurance — 0.5%
American International Group, Inc., Jr. Sub. Notes	6.250%	(c)	03/15/87	636	639,180
American International Group, Inc., Sr. Unsec’d. Notes(a)	3.750%		07/10/25	2,330	2,345,038
Chubb INA Holdings, Inc., Gtd. Notes	2.300%		11/03/20	570	569,869
Chubb INA Holdings, Inc., Gtd. Notes	3.350%		05/03/26	1,170	1,185,106
MetLife, Inc., Jr. Sub. Notes	6.400%		12/15/66	3,610	3,898,800
MetLife, Inc., Sr. Unsec’d. Notes	4.750%		02/08/21	1,500	1,631,186
MetLife, Inc., Sr. Unsec’d. Notes	5.875%		02/06/41	1,020	1,239,045
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%		09/15/44	2,500	2,704,393
Voya Financial, Inc., Gtd. Notes	2.900%		02/15/18	260	263,220

					14,475,837

Internet — 0.1%
Amazon.com, Inc., Sr. Unsec’d. Notes	4.950%		12/05/44	1,830	2,087,199
Netflix, Inc., Sr. Unsec’d. Notes	5.500%		02/15/22	120	129,300
Netflix, Inc., Sr. Unsec’d. Notes	5.875%		02/15/25	680	733,550

					2,950,049

Iron/Steel — 0.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes(a)	7.250%		02/25/22	740	834,350
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	8.000%		10/15/39	460	504,776
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.875%		11/21/36	3,140	3,092,900

					4,432,026

Leisure Time — 0.1%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.625%		11/15/20	710	722,425
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750%		12/15/21	880	879,454

					1,601,879

Machinery-Diversified
John Deere Capital Corp., Sr. Unsec’d. Notes	1.700%		01/15/20	510	504,148
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	2.250%		04/17/19	140	141,507

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Machinery-Diversified (continued)
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	5.350%	04/03/18	600	$628,582

				1,274,237

Media — 1.5%
21st Century Fox America, Inc., Gtd. Notes	4.500%	02/15/21	490	523,879
21st Century Fox America, Inc., Gtd. Notes	6.750%	01/09/38	250	294,966
21st Century Fox America, Inc., Gtd. Notes	6.900%	08/15/39	265	332,774
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A	6.625%	02/15/23	1,945	1,998,488
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22	340	355,311
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25	1,850	1,949,771
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35	130	148,438
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%	11/15/22	80	108,280
Comcast Corp., Gtd. Notes	3.200%	07/15/36	1,260	1,133,336
Comcast Corp., Gtd. Notes	3.375%	02/15/25	490	495,168
Comcast Corp., Gtd. Notes	3.375%	08/15/25	1,610	1,619,721
Comcast Corp., Gtd. Notes	4.200%	08/15/34	190	194,080
Comcast Corp., Gtd. Notes	4.250%	01/15/33	530	551,552
Comcast Corp., Gtd. Notes	5.650%	06/15/35	160	191,224
Comcast Corp., Gtd. Notes	5.875%	02/15/18	2,100	2,201,858
Comcast Corp., Gtd. Notes	6.400%	03/01/40	1,270	1,653,019
Comcast Corp., Gtd. Notes	6.550%	07/01/39	550	717,512
Comcast Corp., Gtd. Notes	6.950%	08/15/37	5	6,820
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	4.700%	12/15/42	40	34,782
DISH DBS Corp., Gtd. Notes	5.875%	11/15/24	5,115	5,263,335
DISH DBS Corp., Gtd. Notes	6.750%	06/01/21	410	444,850
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974%	04/15/19	2,370	2,378,560
NBCUniversal Media LLC, Gtd. Notes	4.375%	04/01/21	660	713,011
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.000%	05/15/22	3,710	3,807,388
SFR Group SA (France), Sr. Sec’d. Notes, 144A	6.250%	05/15/24	720	723,600
Time Warner Cable LLC, Sr. Sec’d. Notes	4.125%	02/15/21	1,905	1,969,469
Time Warner Cable LLC, Sr. Sec’d. Notes	5.000%	02/01/20	830	880,903
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%	09/01/41	260	264,319
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%	11/15/40	2,970	3,167,342
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%	05/01/37	290	328,295
Time Warner Cable LLC, Sr. Sec’d. Notes	7.300%	07/01/38	2,020	2,484,887
Time Warner Cable LLC, Sr. Sec’d. Notes	8.250%	04/01/19	2,180	2,449,666
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes	8.375%	07/15/33	630	825,433
Time Warner, Inc., Gtd. Notes	4.700%	01/15/21	1,090	1,165,076
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	710	760,624
Time Warner, Inc., Gtd. Notes	6.250%	03/29/41	1,370	1,598,490
Viacom, Inc., Sr. Unsec’d. Notes(a)	3.875%	04/01/24	570	553,198
Viacom, Inc., Sr. Unsec’d. Notes	4.250%	09/01/23	460	460,366
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.500%	08/15/26	200	199,500

				44,949,291

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining — 1.2%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	4.100%		05/01/23	994	$1,019,686
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	6.950%		04/01/19	1,188	1,299,501
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%		05/30/21	243	255,358
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700%		05/30/41	830	847,108
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	2.875%		02/24/22	360	362,913
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	3.250%		11/21/21	590	607,865
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	1,600	1,787,136
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	6.500%		04/01/19	4,540	4,983,667
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.750%	(c)	10/19/75	4,980	5,590,050
Freeport-McMoRan, Inc., Gtd. Notes, 144A	6.500%		11/15/20	290	297,975
Freeport-McMoRan, Inc., Gtd. Notes, 144A	6.875%		02/15/23	2,696	2,830,800
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A(a)	2.700%		10/25/17	8,020	8,081,353
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	3.750%		09/20/21	2,130	2,236,877
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	9.000%		05/01/19	470	541,935
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.250%		11/08/42	5,160	4,727,489

					35,469,713

Miscellaneous Manufacturing — 0.6%
Eaton Corp., Gtd. Notes	1.500%		11/02/17	750	750,624
Eaton Corp., Gtd. Notes	2.750%		11/02/22	4,950	4,902,648
Eaton Corp., Gtd. Notes	4.150%		11/02/42	1,690	1,651,931
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44	600	644,085
General Electric Co., Sr. Unsec’d. Notes, GMTN	4.625%		01/07/21	1,413	1,534,252
General Electric Co., Sr. Unsec’d. Notes, GMTN	6.875%		01/10/39	4,177	5,889,328
General Electric Co., Sr. Unsec’d. Notes, MTN	4.375%		09/16/20	682	733,048
General Electric Co., Sr. Unsec’d. Notes, MTN	4.650%		10/17/21	98	107,500
General Electric Co., Sr. Unsec’d. Notes, MTN	5.875%		01/14/38	540	679,606
General Electric Co., Sub. Notes, MTN	5.300%		02/11/21	1,051	1,165,620

					18,058,642

Oil & Gas — 3.8%
Anadarko Finance Co., Gtd. Notes	7.500%		05/01/31	190	241,803
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	4.850%		03/15/21	1,690	1,812,082
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	5.550%		03/15/26	3,140	3,514,476
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,190	1,416,298
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%		03/15/46	1,320	1,628,034
Apache Corp., Sr. Unsec’d. Notes	3.250%		04/15/22	1,324	1,344,799
Apache Corp., Sr. Unsec’d. Notes	4.250%		01/15/44	380	374,613
Apache Corp., Sr. Unsec’d. Notes	4.750%		04/15/43	310	319,309
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40	1,990	2,081,900
Apache Corp., Sr. Unsec’d. Notes	6.000%		01/15/37	1,040	1,196,160
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.119%		05/04/26	3,030	2,959,304
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.216%		11/28/23	2,880	2,908,768

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.506%	03/17/25	620	$625,927
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.561%	11/01/21	170	177,458
Chesapeake Energy Corp., Gtd. Notes(a)	5.750%	03/15/23	1,010	949,400
Chesapeake Energy Corp., Gtd. Notes(a)	6.125%	02/15/21	960	936,000
Chevron Corp., Sr. Unsec’d. Notes	2.954%	05/16/26	3,720	3,659,260
CNOOC Finance 2015 USA LLC (China), Gtd. Notes	3.500%	05/05/25	5,940	5,773,347
Concho Resources, Inc., Gtd. Notes	4.375%	01/15/25	840	838,328
Concho Resources, Inc., Gtd. Notes	6.500%	01/15/22	1,812	1,874,876
ConocoPhillips Co., Gtd. Notes	6.000%	01/15/20	470	519,039
Continental Resources, Inc., Gtd. Notes(a)	4.500%	04/15/23	330	323,400
Devon Energy Corp., Sr. Unsec’d. Notes(a)	3.250%	05/15/22	3,620	3,597,031
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%	06/15/45	3,920	3,850,753
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41	140	144,199
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.850%	12/15/25	2,120	2,408,610
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%	04/15/32	640	810,378
Devon Financing Co. LLC, Gtd. Notes	7.875%	09/30/31	20	25,377
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	5.875%	05/28/45	5,430	4,691,520
Ensco PLC, Sr. Unsec’d. Notes(a)	4.700%	03/15/21	980	942,682
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26	1,140	1,193,004
Exxon Mobil Corp., Sr. Unsec’d. Notes	3.043%	03/01/26	2,380	2,376,775
Exxon Mobil Corp., Sr. Unsec’d. Notes	4.114%	03/01/46	1,630	1,669,567
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	1,220	1,562,236
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%	11/15/43	990	1,008,428
Noble Energy, Inc., Sr. Unsec’d. Notes	8.250%	03/01/19	3,660	4,111,296
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.000%	02/15/27	1,200	1,161,090
Occidental Petroleum Corp., Sr. Unsec’d. Notes	3.125%	02/15/22	440	449,725
Occidental Petroleum Corp., Sr. Unsec’d. Notes(a)	3.400%	04/15/26	1,610	1,622,146
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.100%	02/15/47	1,650	1,607,168
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.400%	04/15/46	480	488,465
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.625%	06/15/45	1,570	1,633,596
Petrobras Global Finance BV (Brazil), Gtd. Notes(a)	5.375%	01/27/21	8,480	8,293,440
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.750%	01/20/20	2,501	2,532,263
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.250%	03/17/24	2,690	2,580,248
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	06/27/44	1,270	1,056,894
Petroleos Mexicanos (Mexico), Gtd. Notes	6.375%	01/23/45	4,290	3,903,900
Petroleos Mexicanos (Mexico), Gtd. Notes	6.625%	06/15/35	2,400	2,364,000
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN, 144A	6.875%	08/04/26	1,900	2,004,500
Pride International, Inc., Gtd. Notes(a)	6.875%	08/15/20	440	469,700
Pride International, Inc., Gtd. Notes	8.500%	06/15/19	760	847,400
QEP Resources, Inc., Sr. Unsec’d. Notes	6.875%	03/01/21	1,440	1,530,000
Range Resources Corp., Gtd. Notes	4.875%	05/15/25	300	290,625
Sanchez Energy Corp., Gtd. Notes(g)	7.750%	06/15/21	170	172,975
Shell International Finance BV (Netherlands), Gtd. Notes	2.875%	05/10/26	2,730	2,639,342
Shell International Finance BV (Netherlands), Gtd. Notes	4.000%	05/10/46	710	678,944
Shell International Finance BV (Netherlands), Gtd. Notes	4.125%	05/11/35	1,010	1,031,272
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	2,940	3,140,676

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%		05/11/45	2,010	$2,036,084
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes, 144A	2.750%		05/17/17	1,880	1,886,003
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	4.375%		04/10/24	3,030	3,148,649
Statoil ASA (Norway), Gtd. Notes	3.125%		08/17/17	1,000	1,011,386
Transocean, Inc., Gtd. Notes	6.000%		03/15/18	1,630	1,650,375
Whiting Petroleum Corp., Gtd. Notes(a)	5.000%		03/15/19	320	321,251
Whiting Petroleum Corp., Gtd. Notes(a)	6.250%		04/01/23	780	780,000

					115,198,554

Oil & Gas Services — 0.2%
Halliburton Co., Sr. Unsec’d. Notes	3.800%		11/15/25	2,690	2,732,763
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%		12/21/20	2,060	2,103,575
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%		12/21/25	1,590	1,666,304
SESI LLC, Gtd. Notes	7.125%		12/15/21	190	193,325

					6,695,967

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	3.963%	(c)	12/15/19	440	446,600
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.625%		05/15/23	1,450	1,438,226
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Sr. Sec’d. Notes	6.875%		02/15/21	1,001	1,030,409
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Sr. Sec’d. Notes, 144A	5.125%		07/15/23	610	622,963
WestRock RKT Co., Gtd. Notes	3.500%		03/01/20	590	604,893
WestRock RKT Co., Gtd. Notes	4.000%		03/01/23	370	382,073

					4,525,164

Pharmaceuticals — 0.4%
Actavis Funding SCS, Gtd. Notes	3.450%		03/15/22	1,160	1,177,410
Actavis Funding SCS, Gtd. Notes	3.800%		03/15/25	2,470	2,472,910
Actavis Funding SCS, Gtd. Notes	4.550%		03/15/35	60	59,388
Actavis Funding SCS, Gtd. Notes	4.750%		03/15/45	770	755,935
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	2.850%		05/08/22	2,680	2,701,528
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	2.750%		02/10/25	1,210	1,188,053
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.375%		03/15/20	870	735,150
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.875%		05/15/23	350	264,250
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(a)	6.125%		04/15/25	690	518,363
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.500%		07/15/21	1,920	1,627,200
Wyeth LLC, Gtd. Notes	5.450%		04/01/17	220	222,268

					11,722,455

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines — 0.7%
Enterprise Products Operating LLC, Gtd. Notes	4.593%	(c)	08/01/66	2,700	$2,539,431
Kinder Morgan Energy Partners LP, Gtd. Notes	6.850%		02/15/20	690	769,190
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000%		02/15/21	180	191,732
Kinder Morgan, Inc., Gtd. Notes, GMTN	7.750%		01/15/32	880	1,078,400
MPLX LP, Gtd. Notes	4.875%		12/01/24	1,450	1,493,056
MPLX LP, Gtd. Notes	4.875%		06/01/25	1,520	1,562,783
MPLX LP, Gtd. Notes	5.500%		02/15/23	920	957,129
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	4.500%		11/01/23	470	476,921
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.875%		03/01/22	1,430	1,573,083
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	6.500%		07/15/21	429	443,063
Southern Natural Gas Co. LLC, Sr. Unsec’d. Notes	8.000%		03/01/32	2,150	2,691,890
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes, 144A	7.850%		02/01/26	3,380	4,262,065
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.500%		01/15/31	1,231	1,387,953
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	7.875%		09/01/21	2,503	2,859,678
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	8.750%		03/15/32	410	495,075

					22,781,449

Real Estate Investment Trusts (REITs) — 0.3%
Iron Mountain, Inc., Gtd. Notes, 144A	4.375%		06/01/21	3,000	3,067,500
Iron Mountain, Inc., Gtd. Notes, 144A	6.000%		10/01/20	1,620	1,709,100
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	3.750%		09/17/24	5,750	5,813,986

					10,590,586

Retail — 0.8%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000%		04/01/22	3,820	3,991,900
CVS Health Corp., Sr. Unsec’d. Notes	2.750%		12/01/22	6,440	6,344,205
CVS Health Corp., Sr. Unsec’d. Notes	3.875%		07/20/25	1,116	1,151,266
CVS Health Corp., Sr. Unsec’d. Notes	5.125%		07/20/45	4,220	4,702,966
CVS Pass-Through Trust, Pass-Through Certificates	6.036%		12/10/28	796	892,271
CVS Pass-Through Trust, Pass-Through Certificates	6.943%		01/10/30	693	813,273
Dollar Tree, Inc., Gtd. Notes	5.750%		03/01/23	1,140	1,207,055
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	3.700%		01/30/26	2,050	2,087,099
QVC, Inc., Sr. Sec’d. Notes	5.950%		03/15/43	110	98,986
TJX Cos., Inc. (The), Sr. Unsec’d. Notes	2.250%		09/15/26	470	432,863
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	3.450%		06/01/26	2,400	2,355,842
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	6.200%		04/15/38	340	448,186

					24,525,912

Semiconductors — 0.1%
Intel Corp., Sr. Unsec’d. Notes	3.700%		07/29/25	750	791,066
Intel Corp., Sr. Unsec’d. Notes	4.900%		07/29/45	450	503,407
National Semiconductor Corp., Sr. Unsec’d. Notes	6.600%		06/15/17	220	225,467

					1,519,940

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Software — 0.5%
Activision Blizzard, Inc., Gtd. Notes, 144A	6.125%	09/15/23		1,860	$2,035,046
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23		2,640	2,811,600
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%	11/01/20		221	229,288
Microsoft Corp., Sr. Unsec’d. Notes	2.400%	08/08/26		6,440	6,083,849
Microsoft Corp., Sr. Unsec’d. Notes	3.450%	08/08/36		130	123,547
Oracle Corp., Sr. Unsec’d. Notes	1.200%	10/15/17		3,110	3,110,737

					14,394,067

Telecommunications — 1.4%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20		1,930	2,063,857
America Movil SAB de CV (Mexico), Gtd. Notes	5.625%	11/15/17		1,000	1,032,518
AT&T, Inc., Sr. Unsec’d. Notes	3.000%	02/15/22		910	901,117
AT&T, Inc., Sr. Unsec’d. Notes	3.400%	05/15/25		8,460	8,153,943
AT&T, Inc., Sr. Unsec’d. Notes	4.350%	06/15/45		1,710	1,523,665
AT&T, Inc., Sr. Unsec’d. Notes	4.450%	05/15/21		230	243,242
AT&T, Inc., Sr. Unsec’d. Notes	4.500%	03/09/48		1,793	1,611,141
AT&T, Inc., Sr. Unsec’d. Notes	5.500%	02/01/18		1,250	1,298,739
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A	4.375%	06/10/25		3,330	3,284,023
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	5.950%	01/15/18		1,050	1,094,312
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	12/15/30		460	701,813
CenturyLink, Inc., Sr. Unsec’d. Notes	6.150%	09/15/19		1,000	1,070,000
Sprint Corp., Gtd. Notes(a)	7.625%	02/15/25		3,710	3,900,138
Sprint Corp., Gtd. Notes	7.875%	09/15/23		1,840	1,964,200
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.134%	04/27/20		1,520	1,628,618
Telefonica Emisiones SAU (Spain), Gtd. Notes	6.221%	07/03/17		80	81,795
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.450%	11/01/22		225	217,329
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.850%	11/01/42		370	320,618
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	09/15/20		380	406,643
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46		3,260	3,303,338
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.150%	09/15/23		2,940	3,250,884
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33		2,660	3,209,327
West Corp., Gtd. Notes, 144A	5.375%	07/15/22		2,440	2,357,650
West Corp., Sr. Sec’d. Notes, 144A	4.750%	07/15/21		400	409,000

					44,027,910

Transportation — 0.1%
Florida East Coast Holdings Corp., Sr. Sec’d. Notes, 144A	6.750%	05/01/19		2,410	2,494,350

TOTAL CORPORATE BONDS (cost $921,691,211)					939,717,148

FOREIGN GOVERNMENT BONDS — 6.8%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	7.125%	07/06/36		6,120	5,821,650
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%	01/01/21	BRL	82,407	24,349,436

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	10.000%		01/01/23	BRL	33,903	$9,787,439
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.625%		01/05/23		670	596,300
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.000%		01/27/45		3,470	2,814,864
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%		01/07/41		3,850	3,425,345
China Government Bond (China), Sr. Unsec’d. Notes, RegS	3.310%		11/30/25	CNY	61,500	8,397,268
China Government Bond (China), Sr. Unsec’d. Notes, RegS	3.380%		11/21/24	CNY	19,500	2,689,339
China Government Bond (China), Sr. Unsec’d. Notes, RegS	3.390%		05/21/25	CNY	15,000	2,065,861
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	5.625%		02/26/44		2,850	2,935,500
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.750%		04/25/22		270	271,010
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%		05/05/21		1,067	1,129,538
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.875%		03/13/20		360	392,901
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, RegS	3.750%		04/25/22		3,640	3,653,621
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, RegS	5.375%		10/17/23		340	368,241
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, RegS	4.625%		04/15/43		720	700,070
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, RegS	5.125%		01/15/45		790	788,228
Mexican Bonos (Mexico), Bonds	6.500%		06/09/22	MXN	531,246	24,743,004
Mexican Bonos (Mexico), Bonds	10.000%		12/05/24	MXN	108,510	6,057,499
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	7.750%		11/23/34	MXN	144,520	6,910,536
Mexican Bonos (Mexico), Sr. Unsec’d. Notes	7.750%		11/13/42	MXN	563,124	26,757,068
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	5.550%		01/21/45		7,950	8,128,875
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	5.625%		11/18/50		2,310	2,616,075
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes(a)	6.550%		03/14/37		610	765,855
Poland Government Bond (Poland), Bonds	2.500%		07/25/26	PLN	57,900	12,570,263
Poland Government Bond (Poland), Bonds	3.250%		07/25/25	PLN	48,010	11,258,799
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	4.000%		01/22/24		6,490	6,637,699
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, 144A	5.125%		10/15/24		6,090	5,892,075
Russian Federal Bond (Russia), Bonds	7.000%		08/16/23	RUB	263,320	4,028,652
Russian Federal Bond (Russia), Bonds	7.050%		01/19/28	RUB	875,450	13,046,567
Russian Federal Bond (Russia), Bonds	7.750%		09/16/26	RUB	79,640	1,251,196
Russian Federal Bond (Russia), Bonds	8.150%		02/03/27	RUB	353,430	5,738,322

TOTAL FOREIGN GOVERNMENT BONDS (cost $247,941,650)						206,589,096

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 10.9%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	3.071%	(c)	09/25/35		385	290,408
Alternative Loan Trust, Series 2005-J4, Class M2	1.396%	(c)	07/25/35		5,607	5,034,182

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
American Home Mortgage Investment Trust, Series 2004-4, Class 1A1	1.436%	(c)	02/25/45	3,950	$3,733,338
Banc of America Funding Trust, Series 2015-R2, Class 4A1, 144A	0.699%	(c)	09/29/36	8,773	8,400,435
Banc of America Mortgage Trust, Series 2003-H, Class 3A1	3.262%	(c)	09/25/33	271	266,826
Banc of America Mortgage Trust, Series 2005-12, Class A2	1.656%	(c)	01/25/36	890	795,256
Banc of America Mortgage Trust, Series 2005-H, Class 2A1	3.241%	(c)	09/25/35	147	141,243
BCAP LLC Trust, Series 2006-AA1, Class A1	0.946%	(c)	10/25/36	2,328	1,818,907
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	3.004%	(c)	02/25/36	147	135,311
Bear Stearns Alt-A Trust, Series 2004-11, Class 1M1	1.656%	(c)	11/25/34	11,935	10,343,448
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	1.496%	(c)	11/25/34	80	77,977
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A2, 144A	1.056%	(c)	08/25/35	265	238,494
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 144A	1.046%	(c)	10/25/35	260	231,314
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 144A	0.956%	(c)	01/25/36	407	346,845
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 144A	0.822%	(c)	07/25/36	436	392,810
Citigroup Mortgage Loan Trust, Series 2010-3, Class 4A1, 144A	2.910%	(c)	02/25/36	602	597,291
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	3.092%	(c)	11/20/34	143	136,932
CSMC Trust, Series 2015-2R, Class 3A1, 144A	0.802%	(c)	04/27/36	7,737	7,043,186
CSMC Trust, Series 2015-2R, Class 7A1, 144A	2.662%	(c)	08/27/36	6,711	6,697,046
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2006-PR1, Class 5AS4, PO, 144A(g)	6.335%	(c)	04/15/36	35,105	9,472,191
Fannie Mae Connecticut Avenue Securities, Series 2013-C01, Class M2(x)	6.006%	(c)	10/25/23	12,230	13,462,970
Fannie Mae Connecticut Avenue Securities, Series 2014-C01, Class M2(x)	5.156%	(c)	01/25/24	18,980	20,232,521
Fannie Mae Connecticut Avenue Securities, Series 2014-C02, Class 1M2(x)	3.356%	(c)	05/25/24	16,420	16,166,965
Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2(x)	3.756%	(c)	07/25/24	27,860	27,935,598
Fannie Mae Interest Strip, Series 409, Class C1, IO	3.000%		11/25/26	3,046	258,390
Fannie Mae Interest Strip, Series 409, Class C2, IO	3.000%		04/25/27	3,256	280,163
Fannie Mae Interest Strip, Series 409, Class C13, IO	3.500%		11/25/41	2,339	449,613
Fannie Mae Interest Strip, Series 409, Class C22, IO	4.500%		11/25/39	2,452	494,096
Fannie Mae REMICS, Series 2004-38, Class FK	1.106%	(c)	05/25/34	658	657,065
Fannie Mae REMICS, Series 2010-27, Class AS, IO	5.724%	(c)	04/25/40	1,895	390,692
Fannie Mae REMICS, Series 2010-110, Class AE	9.750%		11/25/18	575	604,334
Fannie Mae REMICS, Series 2010-123, Class PM	4.000%		07/25/40	7,300	7,723,406
Fannie Mae REMICS, Series 2010-150, Class SK, IO	5.774%	(c)	01/25/41	1,701	287,271

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Fannie Mae REMICS, Series 2011-14, Class GD	4.000%		04/25/40	38,533	$40,313,445
Fannie Mae REMICS, Series 2011-15, Class AB	9.750%		08/25/19	184	193,008
Fannie Mae REMICS, Series 2011-99, Class KS, IO	5.944%	(c)	10/25/26	2,265	309,943
Fannie Mae REMICS, Series 2012-28, Class B	6.500%		06/25/39	396	437,203
Fannie Mae REMICS, Series 2012-46, Class BA	6.000%		05/25/42	1,665	1,887,239
Fannie Mae REMICS, Series 2012-51, Class B	7.000%		05/25/42	684	785,341
Fannie Mae REMICS, Series 2012-70, Class YS, IO	5.894%	(c)	02/25/41	289	42,112
Fannie Mae REMICS, Series 2012-74, Class AI, IO	3.000%		07/25/27	2,115	228,943
Fannie Mae REMICS, Series 2012-74, Class OA, PO	1.000%	(s)	03/25/42	167	146,145
Fannie Mae REMICS, Series 2012-74, Class SA, IO	5.894%	(c)	03/25/42	1,920	338,749
Fannie Mae REMICS, Series 2012-75, Class AO, PO	1.000%	(s)	03/25/42	250	219,155
Fannie Mae REMICS, Series 2012-75, Class NS, IO	5.844%	(c)	07/25/42	143	27,833
Fannie Mae REMICS, Series 2012-93, Class IB, IO	3.000%		09/25/27	5,132	521,705
Fannie Mae REMICS, Series 2012-118, Class CI, IO	3.500%		12/25/39	3,042	393,463
Fannie Mae REMICS, Series 2012-124, Class SE, IO	5.394%	(c)	11/25/42	1,780	352,563
Fannie Mae REMICS, Series 2012-133, Class CS, IO	5.394%	(c)	12/25/42	852	151,216
Fannie Mae REMICS, Series 2012-134, Class MS, IO	5.394%	(c)	12/25/42	1,195	274,426
Fannie Mae REMICS, Series 2012-139, Class DI, IO	3.000%		12/25/27	2,434	235,506
Fannie Mae REMICS, Series 2013-9, Class BC	6.500%		07/25/42	2,143	2,445,365
Fannie Mae REMICS, Series 2013-9, Class CB	5.500%		04/25/42	5,321	5,906,383
Fannie Mae REMICS, Series 2013-9, Class SA, IO	5.394%	(c)	03/25/42	8,096	1,312,941
Fannie Mae REMICS, Series 2013-26, Class HI, IO	3.000%		04/25/32	3,313	287,715
Fannie Mae REMICS, Series 2013-73, Class IA, IO	3.000%		09/25/32	12,448	1,377,487
Fannie Mae REMICS, Series 2013-126, Class CS, IO	5.394%	(c)	09/25/41	6,552	840,930
Fannie Mae REMICS, Series 2015-55, Class IO, IO	1.810%	(c)	08/25/55	3,826	249,857
Fannie Mae REMICS, Series 2015-56, Class AS, IO	5.394%	(c)	08/25/45	1,045	263,329
Freddie Mac Reference REMIC, Series R007, Class ZA	6.000%		05/15/36	2,957	3,322,178
Freddie Mac REMICS, Series 2957, Class ZA	5.000%		03/15/35	6,046	6,606,116
Freddie Mac REMICS, Series 3242, Class SC, IO	5.586%	(c)	11/15/36	604	90,556
Freddie Mac REMICS, Series 3368, Class AI, IO	5.326%	(c)	09/15/37	1,537	239,171
Freddie Mac REMICS, Series 3621, Class SB, IO	5.526%	(c)	01/15/40	307	54,870
Freddie Mac REMICS, Series 3639, Class EY	5.000%		02/15/30	2,334	2,508,581
Freddie Mac REMICS, Series 3768, Class MB	4.000%		12/15/39	10,732	11,273,269
Freddie Mac REMICS, Series 3806, Class CZ	5.500%		07/15/34	9,568	10,629,868
Freddie Mac REMICS, Series 3947, Class SG, IO	5.246%	(c)	10/15/41	6,518	1,085,914

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Freddie Mac REMICS, Series 4054, Class SA, IO	5.346%	(c)	08/15/39	1,465	$202,406
Freddie Mac REMICS, Series 4076, Class SW, IO	5.346%	(c)	07/15/42	320	70,663
Freddie Mac REMICS, Series 4092, Class AI, IO	3.000%		09/15/31	1,433	143,231
Freddie Mac REMICS, Series 4119, Class IN, IO	3.500%		10/15/32	1,841	245,668
Freddie Mac REMICS, Series 4146, Class DI, IO	3.000%		12/15/31	6,973	735,570
Freddie Mac REMICS, Series 4174, Class SA, IO	5.496%	(c)	05/15/39	1,482	201,678
Freddie Mac REMICS, Series 4194, Class BI, IO	3.500%		04/15/43	4,661	682,548
Freddie Mac REMICS, Series 4210, Class Z	3.000%		05/15/43	2,726	2,606,183
Freddie Mac REMICS, Series 4239, Class IO, IO	3.500%		06/15/27	9,487	1,035,111
Freddie Mac REMICS, Series 4415, Class IO, IO	2.110%	(c)	04/15/41	3,116	186,803
Freddie Mac Strips, Series 283, Class IO, IO	3.500%		10/15/27	1,435	150,004
Government National Mortgage Assoc., Series 2010-31, Class GS, IO	5.761%	(c)	03/20/39	433	40,626
Government National Mortgage Assoc., Series 2010-42, Class BS, IO	5.741%	(c)	04/20/40	278	42,803
Government National Mortgage Assoc., Series 2010-76, Class CS, IO	5.811%	(c)	06/20/40	4,276	844,672
Government National Mortgage Assoc., Series 2010-85, Class HS, IO	5.911%	(c)	01/20/40	454	66,710
Government National Mortgage Assoc., Series 2010-H02, Class FA	1.286%	(c)	02/20/60	5,682	5,687,958
Government National Mortgage Assoc., Series 2010-H11, Class FA	1.606%	(c)	06/20/60	7,052	7,140,691
Government National Mortgage Assoc., Series 2010-H20, Class AF	0.861%	(c)	10/20/60	12,309	12,175,991
Government National Mortgage Assoc., Series 2010-H24, Class FA	0.881%	(c)	10/20/60	10,800	10,684,331
Government National Mortgage Assoc., Series 2010-H26, Class LF	0.881%	(c)	08/20/58	813	804,342
Government National Mortgage Assoc., Series 2012-34, Class SA, IO	5.311%	(c)	03/20/42	3,226	613,592
Government National Mortgage Assoc., Series 2012-43, Class SN, IO	5.893%	(c)	04/16/42	1,713	397,936
Government National Mortgage Assoc., Series 2012-66, Class CI, IO	3.500%		02/20/38	2,892	273,708
Government National Mortgage Assoc., Series 2012-98, Class SA, IO	5.393%	(c)	08/16/42	1,625	260,149
Government National Mortgage Assoc., Series 2012-124, Class AS, IO	5.493%	(c)	10/16/42	2,500	469,466
Government National Mortgage Assoc., Series 2013-69, Class AI, IO	3.500%		05/20/43	1,971	375,580
Government National Mortgage Assoc., Series 2014-5, Class SP, IO	5.443%	(c)	06/16/43	2,960	395,502
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	0.792%	(c)	10/25/45	221	172,894
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	0.986%	(c)	04/25/36	167	150,525
GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 144A	1.156%	(c)	06/25/34	2,435	2,173,564
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	1.106%	(c)	03/25/35	1,188	1,050,612
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	5.500%		11/25/35	312	310,862
HarborView Mortgage Loan Trust, Series 2004-11, Class 3A3	1.496%	(c)	01/19/35	249	190,941

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	1.206%	(c)	07/25/34	359	$354,443
Impac Secured Assets Trust, Series 2007-2, Class 2A	1.006%	(c)	04/25/37	1,073	970,697
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2	0.956%	(c)	10/25/36	1,212	1,027,691
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	3.247%	(c)	08/25/35	887	870,010
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	6.500%		01/25/36	2,661	2,356,845
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	3.034%	(c)	04/21/34	901	922,159
MASTR Alternative Loan Trust, Series 2004-10, Class 5A1	1.206%	(c)	09/25/34	845	795,210
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 2A1	2.764%	(c)	02/25/36	328	324,984
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	3.139%	(c)	07/25/34	702	689,667
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	1.456%	(c)	12/25/35	1,551	1,235,738
Mortgage Repurchase Agreement Financing Trust, Series 2016-4, Class A2, 144A^	1.737%	(c)	05/10/19	710	708,457
NAAC Reperforming Loan REMIC Trust Certificates, Series 2004-R3, Class A1, 144A	6.500%		02/25/35	2,284	2,233,666
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1	1.662%	(c)	02/25/35	8,699	7,774,115
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 2A	3.620%	(c)	06/25/36	864	702,826
RAMP Trust, Series 2005-SL1, Class A7	8.000%		05/25/32	142	121,085
RBSGC Mortgage Loan Trust, Series 2007-B, Class 1A4	1.206%	(c)	01/25/37	994	571,984
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	3.516%	(c)	12/26/35	437	437,125
Reperforming Loan REMIC Trust, Series 2004-R1, Class 1AF, 144A	1.156%	(c)	11/25/34	4,319	3,592,623
Residential Accredit Loans, Inc. Trust, Series 2005-QA1, Class M1	1.306%	(c)	01/25/35	6,882	5,941,904
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A2	1.116%	(c)	01/25/37	310	190,238
Residential Asset Securitization Trust, Series 2007-A7, Class A3	5.999%		07/25/37	2,232	1,536,959
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	1.126%	(c)	07/25/34	549	527,614
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	1.056%	(c)	09/25/34	479	415,638
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	1.106%	(c)	03/25/35	2,579	2,162,884
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	3.248%	(c)	08/20/35	98	85,322
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR9, Class 1A7	2.785%	(c)	09/25/33	252	255,091
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1C3	1.246%	(c)	10/25/45	4,178	3,565,119
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY4, Class 4A1	2.589%	(c)	09/25/36	349	310,946

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 2A1	3.200%	(c)	04/25/36	103	$93,539

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $326,965,896)					331,846,948

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.6%
Federal Home Loan Mortgage Corp.	3.000%		TBA(t)	28,000	27,803,283
Federal Home Loan Mortgage Corp.	3.500%		10/01/42	3,038	3,129,490
Federal Home Loan Mortgage Corp.	3.500%		11/01/42	70	71,931
Federal Home Loan Mortgage Corp.	3.500%		03/01/43	3,569	3,676,176
Federal Home Loan Mortgage Corp.	3.500%		02/01/44	1,327	1,367,537
Federal Home Loan Mortgage Corp.	3.500%		TBA(t)	12,000	12,287,315
Federal Home Loan Mortgage Corp.	4.000%		03/01/42	1,759	1,857,547
Federal Home Loan Mortgage Corp.	4.000%		10/01/42	4,898	5,189,899
Federal Home Loan Mortgage Corp.	4.000%		04/01/43	1,949	2,065,938
Federal Home Loan Mortgage Corp.	4.000%		05/01/43	153	162,173
Federal Home Loan Mortgage Corp.	4.000%		06/01/43	251	264,403
Federal Home Loan Mortgage Corp.	4.000%		06/01/43	160	170,328
Federal Home Loan Mortgage Corp.	4.000%		06/01/43	159	168,368
Federal Home Loan Mortgage Corp.	4.000%		06/01/43	151	159,915
Federal Home Loan Mortgage Corp.	4.000%		06/01/43	130	137,058
Federal Home Loan Mortgage Corp.	4.000%		07/01/43	821	873,498
Federal Home Loan Mortgage Corp.	4.000%		07/01/43	792	839,680
Federal Home Loan Mortgage Corp.	4.000%		08/01/43	1,102	1,168,075
Federal Home Loan Mortgage Corp.	4.500%		12/01/43	2,425	2,653,641
Federal Home Loan Mortgage Corp.	4.500%		03/01/44	2,604	2,850,570
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	6,929	7,536,903
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	1,755	1,901,585
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	1,636	1,791,173
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	1,307	1,417,512
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	1,197	1,293,735
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	1,102	1,194,512
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	1,094	1,189,491
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	852	917,633
Federal Home Loan Mortgage Corp.	4.500%		04/01/44	453	489,233
Federal Home Loan Mortgage Corp.	5.000%		03/01/38	600	652,362
Federal Home Loan Mortgage Corp.	5.000%		06/01/41	448	496,140
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	1,212	1,352,472
Federal Home Loan Mortgage Corp.	5.500%		12/01/38	513	574,294
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	1,328	1,500,167
Federal Home Loan Mortgage Corp.	6.500%		09/01/39	424	482,784
Federal Home Loan Mortgage Corp.	7.000%		03/01/39	476	565,148
Federal National Mortgage Assoc.	2.500%		01/01/28	1,955	1,961,325
Federal National Mortgage Assoc.	2.500%		02/01/28	895	898,365
Federal National Mortgage Assoc.	2.500%		10/01/42	1,964	1,878,340
Federal National Mortgage Assoc.	2.500%		TBA(t)	9,100	9,114,396
Federal National Mortgage Assoc.	2.589%	(s)	10/09/19	18,560	17,600,504
Federal National Mortgage Assoc.	3.000%		09/01/42	11,230	11,226,840
Federal National Mortgage Assoc.	3.000%		09/01/42	5,455	5,453,786
Federal National Mortgage Assoc.	3.000%		12/01/42	79	78,518
Federal National Mortgage Assoc.	3.000%		12/01/42	68	67,894
Federal National Mortgage Assoc.	3.000%		01/01/43	1,194	1,186,225
Federal National Mortgage Assoc.	3.000%		01/01/43	948	941,685
Federal National Mortgage Assoc.	3.000%		01/01/43	392	389,226
Federal National Mortgage Assoc.	3.000%		01/01/43	181	179,407
Federal National Mortgage Assoc.	3.000%		01/01/43	142	141,245
Federal National Mortgage Assoc.	3.000%		01/01/43	75	74,917
Federal National Mortgage Assoc.	3.000%		01/01/43	56	55,427
Federal National Mortgage Assoc.	3.000%		02/01/43	157	156,490

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	3.000%	11/01/46	10,169	$10,113,571
Federal National Mortgage Assoc.	3.000%	TBA(t)	32,900	32,683,314
Federal National Mortgage Assoc.	3.000%	TBA(t)	1,600	1,641,875
Federal National Mortgage Assoc.	3.500%	09/01/42	1,876	1,934,562
Federal National Mortgage Assoc.	3.500%	01/01/43	8,887	9,155,829
Federal National Mortgage Assoc.	3.500%	04/01/43	3,702	3,815,880
Federal National Mortgage Assoc.	3.500%	12/01/45	9,803	10,054,599
Federal National Mortgage Assoc.	3.500%	12/01/45	1,398	1,437,287
Federal National Mortgage Assoc.	3.500%	01/01/46	1,411	1,451,456
Federal National Mortgage Assoc.	3.500%	01/01/46	1,383	1,422,118
Federal National Mortgage Assoc.	3.500%	TBA(t)	35,700	36,589,712
Federal National Mortgage Assoc.	3.500%	TBA(t)	18,000	18,752,695
Federal National Mortgage Assoc.	4.000%	04/01/42	225	237,490
Federal National Mortgage Assoc.	4.000%	10/01/42	2,493	2,644,006
Federal National Mortgage Assoc.	4.000%	11/01/42	4,436	4,705,026
Federal National Mortgage Assoc.	4.000%	12/01/42	1,875	1,978,171
Federal National Mortgage Assoc.	4.000%	12/01/42	272	293,256
Federal National Mortgage Assoc.	4.000%	12/01/42	176	189,732
Federal National Mortgage Assoc.	4.000%	04/01/43	282	298,910
Federal National Mortgage Assoc.	4.000%	06/01/43	882	931,410
Federal National Mortgage Assoc.	4.000%	06/01/43	735	779,632
Federal National Mortgage Assoc.	4.000%	06/01/43	426	450,690
Federal National Mortgage Assoc.	4.000%	06/01/43	359	380,006
Federal National Mortgage Assoc.	4.000%	06/01/43	357	377,951
Federal National Mortgage Assoc.	4.000%	06/01/43	304	323,059
Federal National Mortgage Assoc.	4.000%	06/01/43	270	286,135
Federal National Mortgage Assoc.	4.000%	06/01/43	216	228,803
Federal National Mortgage Assoc.	4.000%	06/01/43	201	212,725
Federal National Mortgage Assoc.	4.000%	06/01/43	168	177,614
Federal National Mortgage Assoc.	4.000%	06/01/43	152	160,992
Federal National Mortgage Assoc.	4.000%	06/01/43	122	128,158
Federal National Mortgage Assoc.	4.000%	06/01/43	79	83,439
Federal National Mortgage Assoc.	4.000%	06/01/43	61	64,300
Federal National Mortgage Assoc.	4.000%	07/01/43	1,255	1,328,909
Federal National Mortgage Assoc.	4.000%	07/01/43	1,039	1,101,452
Federal National Mortgage Assoc.	4.000%	07/01/43	779	823,898
Federal National Mortgage Assoc.	4.000%	07/01/43	73	77,703
Federal National Mortgage Assoc.	4.000%	01/01/45	2,554	2,702,804
Federal National Mortgage Assoc.	4.000%	TBA(t)	37,800	39,739,465
Federal National Mortgage Assoc.	4.500%	04/01/31	702	756,379
Federal National Mortgage Assoc.	4.500%	05/01/31	2,204	2,373,095
Federal National Mortgage Assoc.	4.500%	06/01/31	749	806,397
Federal National Mortgage Assoc.	4.500%	11/01/31	934	1,006,139
Federal National Mortgage Assoc.	4.500%	12/01/31	1,074	1,156,714
Federal National Mortgage Assoc.	4.500%	12/01/31	214	230,640
Federal National Mortgage Assoc.	4.500%	12/01/39	5	5,090
Federal National Mortgage Assoc.	4.500%	09/01/41	857	926,085
Federal National Mortgage Assoc.	4.500%	10/01/41	1,315	1,418,219
Federal National Mortgage Assoc.	4.500%	10/01/41	458	493,759
Federal National Mortgage Assoc.	4.500%	10/01/41	317	342,162
Federal National Mortgage Assoc.	4.500%	09/01/42	129	141,478
Federal National Mortgage Assoc.	4.500%	09/01/43	1,159	1,266,915
Federal National Mortgage Assoc.	4.500%	09/01/43	171	183,995
Federal National Mortgage Assoc.	4.500%	09/01/43	102	110,109
Federal National Mortgage Assoc.	4.500%	10/01/43	1,102	1,186,912
Federal National Mortgage Assoc.	4.500%	10/01/43	1,055	1,153,836
Federal National Mortgage Assoc.	4.500%	10/01/43	260	279,434
Federal National Mortgage Assoc.	4.500%	10/01/43	201	216,332
Federal National Mortgage Assoc.	4.500%	10/01/43	99	106,018

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc	4.500%	10/01/43	8	$8,513
Federal National Mortgage Assoc	4.500%	11/01/43	730	798,282
Federal National Mortgage Assoc	4.500%	11/01/43	457	492,054
Federal National Mortgage Assoc	4.500%	11/01/43	251	269,996
Federal National Mortgage Assoc	4.500%	12/01/43	888	970,280
Federal National Mortgage Assoc	4.500%	12/01/43	766	823,918
Federal National Mortgage Assoc	4.500%	12/01/43	20	21,055
Federal National Mortgage Assoc	4.500%	01/01/44	3,914	4,250,387
Federal National Mortgage Assoc	4.500%	01/01/44	680	737,902
Federal National Mortgage Assoc	4.500%	01/01/44	614	671,499
Federal National Mortgage Assoc	4.500%	01/01/44	520	564,284
Federal National Mortgage Assoc	4.500%	01/01/44	518	557,116
Federal National Mortgage Assoc	4.500%	02/01/44	2,051	2,226,733
Federal National Mortgage Assoc	4.500%	02/01/44	1,134	1,231,127
Federal National Mortgage Assoc	4.500%	02/01/44	526	565,898
Federal National Mortgage Assoc	4.500%	02/01/44	351	377,638
Federal National Mortgage Assoc	4.500%	02/01/44	216	232,673
Federal National Mortgage Assoc	4.500%	02/01/44	105	112,635
Federal National Mortgage Assoc	4.500%	03/01/44	449	483,609
Federal National Mortgage Assoc	4.500%	03/01/44	171	187,252
Federal National Mortgage Assoc	4.500%	04/01/44	1,302	1,420,804
Federal National Mortgage Assoc	4.500%	04/01/44	1,274	1,378,343
Federal National Mortgage Assoc	4.500%	04/01/44	1,138	1,235,092
Federal National Mortgage Assoc	4.500%	04/01/44	693	750,551
Federal National Mortgage Assoc	4.500%	04/01/44	670	726,718
Federal National Mortgage Assoc	4.500%	04/01/44	138	148,762
Federal National Mortgage Assoc	4.500%	04/01/44	119	128,075
Federal National Mortgage Assoc	4.500%	04/01/44	44	47,202
Federal National Mortgage Assoc	4.500%	05/01/44	4,890	5,259,713
Federal National Mortgage Assoc	4.500%	05/01/44	1,934	2,080,170
Federal National Mortgage Assoc	4.500%	05/01/44	360	387,372
Federal National Mortgage Assoc	4.500%	05/01/44	286	308,044
Federal National Mortgage Assoc	4.500%	05/01/44	51	54,518
Federal National Mortgage Assoc	4.500%	06/01/44	240	258,502
Federal National Mortgage Assoc	4.500%	07/01/44	1,252	1,358,704
Federal National Mortgage Assoc	4.500%	08/01/44	85	91,579
Federal National Mortgage Assoc	4.500%	10/01/44	7,181	7,786,160
Federal National Mortgage Assoc	4.500%	01/01/45	322	351,448
Federal National Mortgage Assoc	5.000%	07/01/33	310	339,958
Federal National Mortgage Assoc	5.000%	09/01/33	362	397,964
Federal National Mortgage Assoc	5.000%	10/01/35	1,036	1,138,506
Federal National Mortgage Assoc	5.000%	08/01/38	5,049	5,539,743
Federal National Mortgage Assoc	5.000%	01/01/39	25	27,407
Federal National Mortgage Assoc	5.000%	08/01/39	33	36,575
Federal National Mortgage Assoc	5.000%	09/01/39	67	74,032
Federal National Mortgage Assoc	5.000%	12/01/39	26	28,206
Federal National Mortgage Assoc	5.000%	03/01/40	9	9,962
Federal National Mortgage Assoc	5.000%	05/01/40	40	44,016
Federal National Mortgage Assoc	5.000%	05/01/40	35	38,439
Federal National Mortgage Assoc	5.000%	06/01/40	151	166,965
Federal National Mortgage Assoc	5.000%	07/01/40	48	52,757
Federal National Mortgage Assoc	5.000%	11/01/40	1,733	1,917,086
Federal National Mortgage Assoc	5.000%	01/01/41	126	139,754
Federal National Mortgage Assoc	5.000%	02/01/41	69	75,032
Federal National Mortgage Assoc	5.000%	04/01/41	245	271,068
Federal National Mortgage Assoc	5.000%	05/01/41	2,085	2,297,449
Federal National Mortgage Assoc	5.000%	05/01/41	720	798,333
Federal National Mortgage Assoc	5.000%	05/01/41	488	539,427
Federal National Mortgage Assoc	5.000%	05/01/41	407	451,343

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc	5.000%		05/01/41	363	$398,880
Federal National Mortgage Assoc	5.000%		05/01/41	125	135,902
Federal National Mortgage Assoc	5.000%		06/01/41	369	409,200
Federal National Mortgage Assoc	5.500%		11/01/28	62	68,795
Federal National Mortgage Assoc	5.500%		03/01/37	19	21,152
Federal National Mortgage Assoc	5.500%		04/01/37	9	9,958
Federal National Mortgage Assoc	5.500%		05/01/37	612	683,653
Federal National Mortgage Assoc	5.500%		03/01/38	27	29,768
Federal National Mortgage Assoc	5.500%		06/01/38	491	546,633
Federal National Mortgage Assoc	5.500%		08/01/38	814	913,350
Federal National Mortgage Assoc	5.500%		05/01/40	53	59,110
Federal National Mortgage Assoc	6.000%		04/01/33	167	191,364
Federal National Mortgage Assoc	6.000%		02/01/34	31	36,121
Federal National Mortgage Assoc	6.000%		11/01/35	365	420,174
Federal National Mortgage Assoc	6.000%		08/01/37	724	832,911
Federal National Mortgage Assoc	6.000%		08/01/37	39	44,834
Federal National Mortgage Assoc	6.000%		09/01/37	315	359,809
Federal National Mortgage Assoc	6.500%		05/01/40	7,587	8,586,837
Federal National Mortgage Assoc	6.625%		11/15/30	13,100	18,223,227
Federal National Mortgage Assoc	7.000%		04/01/37	438	514,409
Federal National Mortgage Assoc	7.000%		02/01/39	1,765	2,032,037
Federal National Mortgage Assoc	7.000%		02/01/39	1,086	1,280,352
Financing Corp., Series 1P, Debs	4.463%	(s)	05/11/18	1,670	1,640,595
Financing Corp., Series 12P, Debs	3.540%	(s)	12/06/18	3,500	3,409,693
Financing Corp., Series E-P, Debs	3.716%	(s)	11/02/18	5,800	5,673,299
Government National Mortgage Assoc	2.195%	(c)	11/20/60	4,537	4,679,492
Government National Mortgage Assoc	2.259%	(c)	07/20/60	3,532	3,659,421
Government National Mortgage Assoc	2.281%	(c)	09/20/60	4,385	4,555,727
Government National Mortgage Assoc	2.924%	(c)	04/20/60	5,168	5,444,384
Government National Mortgage Assoc	3.000%		TBA(t)	57,600	58,321,123
Government National Mortgage Assoc	3.500%		TBA(t)	19,200	19,958,625
Government National Mortgage Assoc	4.500%		01/20/40	1,208	1,306,891
Government National Mortgage Assoc	4.500%		05/20/40	1,601	1,724,925
Government National Mortgage Assoc	4.500%		09/20/40	25	27,379
Government National Mortgage Assoc	4.500%		01/20/41	253	273,146
Government National Mortgage Assoc	4.500%		07/20/41	1,803	1,942,923
Government National Mortgage Assoc	5.000%		04/15/40	8,386	9,224,573
Government National Mortgage Assoc	5.000%		05/15/40	486	534,195
Government National Mortgage Assoc	5.000%		07/20/40	1,207	1,328,702
Government National Mortgage Assoc	5.000%		07/20/40	127	139,571
Government National Mortgage Assoc	5.000%		09/20/40	661	727,148
Government National Mortgage Assoc	5.000%		11/20/40	499	549,869
Government National Mortgage Assoc	5.500%		06/15/36	882	996,663
Government National Mortgage Assoc	6.000%		08/20/40	82	93,977
Government National Mortgage Assoc	6.000%		01/20/41	50	55,634
Government National Mortgage Assoc	6.000%		04/20/41	8	9,086
Government National Mortgage Assoc	6.000%		06/20/41	243	277,412
Government National Mortgage Assoc	6.000%		07/20/41	111	127,214
Government National Mortgage Assoc	6.000%		12/20/41	60	68,116
Government National Mortgage Assoc	6.000%		02/20/42	56	63,057
Government National Mortgage Assoc	6.500%		10/20/37	823	946,360
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250%		09/15/39	5,050	6,342,770

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $566,295,095)					569,213,977

U.S. TREASURY OBLIGATIONS — 18.9%
U.S. Treasury Bonds(a)	2.250%		08/15/46	56,100	47,170,002
U.S. Treasury Bonds	2.500%		02/15/46	54,640	48,552,776

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Bonds	2.875%	05/15/43	28,990	$28,001,383
U.S. Treasury Bonds	3.000%	05/15/45	61,280	60,451,740
U.S. Treasury Bonds	3.000%	11/15/45	17,250	17,014,158
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/21	23,340	23,939,291
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	07/15/26	32,350	31,544,630
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%	07/15/25	2,010	2,037,564
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	02/15/43	16,420	15,804,893
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/42	9,940	10,066,323
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/45	7,860	7,591,415
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%	02/15/44	3,150	3,565,234
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	02/15/40	3,910	5,415,451
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	02/15/41	2,320	3,187,689
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/25	11,840	17,432,560
U.S. Treasury Notes	0.625%	11/30/17	1,200	1,197,187
U.S. Treasury Notes	1.125%	06/30/21	1,980	1,916,347
U.S. Treasury Notes	1.125%	08/31/21	20,900	20,193,810
U.S. Treasury Notes	1.250%	10/31/21	2,110	2,046,042
U.S. Treasury Notes	1.250%	07/31/23	43,790	41,224,169
U.S. Treasury Notes	1.375%	09/30/20	500	494,336
U.S. Treasury Notes	1.375%	10/31/20	3,690	3,644,738
U.S. Treasury Notes	1.375%	01/31/21	1,270	1,249,709
U.S. Treasury Notes	1.375%	06/30/23	70,700	67,159,485
U.S. Treasury Notes	1.375%	08/31/23	6,240	5,912,157
U.S. Treasury Notes	1.375%	09/30/23	5,640	5,341,035
U.S. Treasury Notes	1.500%	08/31/18	1,970	1,982,313
U.S. Treasury Notes	1.625%	07/31/19	3,500	3,524,472
U.S. Treasury Notes	1.625%	05/15/26	20,520	19,134,900
U.S. Treasury Notes(a)	2.000%	11/15/26	5,490	5,282,193
U.S. Treasury Notes(a)	2.125%	11/30/23	40,930	40,658,184
U.S. Treasury Notes	2.250%	12/31/23	22,810	22,820,698
U.S. Treasury Notes	2.625%	11/15/20	11,530	11,917,339

TOTAL U.S. TREASURY OBLIGATIONS (cost $601,136,459)				577,474,223

			Shares
PREFERRED STOCK
Diversified Financial Services
Citigroup Capital XIII, 0.046% (cost $1,192,693)			45,250	1,168,355

TOTAL LONG-TERM INVESTMENTS (cost $3,114,303,496)				3,064,360,441

SHORT-TERM INVESTMENTS — 11.8%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)			170,645,461	170,645,461
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $188,462,623; includes $188,355,105 of cash collateral for securities on loan)(b)(w)			188,424,088	188,461,773

TOTAL AFFILIATED MUTUAL FUNDS (cost $359,108,084)(Note 4)				359,107,234

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

OPTIONS PURCHASED* — 0.1%	Counterparty	Notional Amount (000)#	Value (Note 2)
Call Options — 0.1%
10 Year U.S. Treasury Notes, expiring 01/27/17, Strike Price $123.00		66	$101,063
expiring 01/27/17, Strike Price $123.50		101	116,781
expiring 01/27/17, Strike Price $134.00		2,000	—
20 Year U.S. Treasury Bonds, expiring 01/27/17, Strike Price $149.00		100	250,000
Australian Dollar Futures, expiring 03/03/17, Strike Price 88.00		151	755
Canadian Dollar Futures, expiring 03/03/17, Strike Price 75.00		53	45,050
Currency Option United States Dollar vs Japanese Yen, expiring 02/11/17, Strike Price 105.92	Barclays Capital Group	107	1,004,751

			1,518,400

Put Options
5 Year U.S. Treasury Notes, expiring 01/27/17, Strike Price $109.75		1,300	—
expiring 01/27/17, Strike Price $110.00		400	—
expiring 01/27/17, Strike Price $110.25		1,160	—
expiring 02/24/17, Strike Price $107.50		8,000	62,504
Japanese Yen Futures, expiring 03/03/17, Strike Price 94.00		34	276,750

			339,254

TOTAL OPTIONS PURCHASED (cost $906,617)			1,857,654

TOTAL SHORT-TERM INVESTMENTS (cost $360,014,701)			360,964,888

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 112.1% (cost $3,474,318,197)			3,425,325,329

OPTIONS WRITTEN* — (0.1)%
Call Options
5 Year U.S. Treasury Notes, expiring 01/27/17, Strike Price $117.50		105	(52,500)
expiring 01/27/17, Strike Price $117.75		1,122	(403,219)
expiring 02/24/17, Strike Price $117.75		515	(285,664)
expiring 01/27/17, Strike Price $118.50		174	(16,313)
expiring 01/27/17, Strike Price $120.00		660	(10,313)
expiring 02/24/17, Strike Price $120.00		212	(11,594)
10 Year U.S. Treasury Notes, expiring 01/27/17, Strike Price $124.00		687	(504,516)
expiring 01/27/17, Strike Price $124.50		209	(111,031)
expiring 01/27/17, Strike Price $125.00		375	(123,047)
expiring 02/24/17, Strike Price $125.00		163	(101,875)
expiring 01/27/17, Strike Price $126.00		44	(6,188)
expiring 02/24/17, Strike Price $126.00		99	(37,125)
expiring 01/27/17, Strike Price $126.50		77	(7,219)
expiring 02/24/17, Strike Price $127.00		213	(43,266)
expiring 02/24/17, Strike Price $127.50		199	(31,094)

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

OPTIONS WRITTEN* (continued)	Notional Amount (000)#	Value (Note 2)
Call Options (continued)
20 Year U.S. Treasury Bonds, expiring 01/27/17, Strike Price $150.00	223	$(397,219)
expiring 01/27/17, Strike Price $151.00	239	(328,625)
expiring 01/27/17, Strike Price $152.00	35	(32,813)
expiring 01/27/17, Strike Price $153.00	69	(46,359)
expiring 01/27/17, Strike Price $154.00	141	(63,891)
expiring 02/24/17, Strike Price $156.00	86	(59,125)
Australian Dollar Futures, expiring 02/03/17, Strike Price 72.00	107	(109,140)
Japanese Yen Futures, expiring 01/06/17, Strike Price 87.00	131	(35,438)
expiring 02/03/17, Strike Price 87.00	134	(131,075)
expiring 03/03/17, Strike Price 87.00	180	(246,600)
expiring 02/03/17, Strike Price 88.00	79	(53,550)
expiring 01/06/17, Strike Price 89.00	131	(5,250)
expiring 02/03/17, Strike Price 89.00	125	(58,750)
expiring 03/03/17, Strike Price 89.00	140	(107,800)
expiring 01/06/17, Strike Price 90.00	33	(488)
expiring 01/06/17, Strike Price 91.00	96	(481)

		(3,421,568)

Put Options
10 Year Euro-Bund Futures, expiring 01/27/17, Strike Price 162.00	EUR 51	(19,327)
10 Year U.S. Treasury Notes, expiring 01/27/17, Strike Price $123.00	253	(71,156)
expiring 01/27/17, Strike Price $124.00	87	(47,578)
20 Year U.S. Treasury Bonds, expiring 01/27/17, Strike Price $148.00	69	(56,063)
Japanese Yen Futures, expiring 02/03/17, Strike Price 84.00	264	(158,250)
expiring 03/03/17, Strike Price 84.00	20	(19,000)
expiring 01/06/17, Strike Price 86.00	196	(125,600)

		(496,974)

TOTAL OPTIONS WRITTEN (premiums received $4,016,305)		(3,918,542)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 112.0% (cost $3,470,301,892)		3,421,406,787
Liabilities in excess of other assets(z) — (12.0)%.		(367,674,444)

NET ASSETS — 100.0%		$3,053,732,343

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $16,152,449 and 0.5% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $175,790,051; cash collateral of $188,355,105 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(p)	Interest rate not available as of December 31, 2016.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

$251,900,000 is approximately 8.2% of net assets.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.
(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
253	90 Day Euro Dollar	Jun. 2017	$62,366,588	$62,487,838	$121,250
961	90 Day Euro Dollar	Mar. 2018	237,143,938	236,309,900	(834,038)
193	90 Day Euro Dollar	Dec. 2018	47,654,113	47,285,000	(369,113)
1,404	2 Year U.S. Treasury Notes	Mar. 2017	304,496,500	304,229,250	(267,250)
251	5 Year Euro-Bobl	Mar. 2017	35,037,696	35,307,196	269,500
17,930	5 Year U.S. Treasury Notes	Mar. 2017	2,112,293,265	2,109,716,649	(2,576,616)
190	20 Year U.S. Treasury Bonds	Mar. 2017	28,388,594	28,624,688	236,094
31	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	5,022,539	4,967,750	(54,789)
9	British Pound Currency	Mar. 2017	714,488	695,138	(19,350)
887	Canadian Dollar Currency	Mar. 2017	67,580,530	66,006,105	(1,574,425)
109	Euro Currency	Mar. 2017	14,511,988	14,407,075	(104,913)
510	Euro-BTP Italian Government Bond	Mar. 2017	71,588,234	72,641,635	1,053,401
1,326	Mexican Peso	Mar. 2017	32,296,823	31,804,110	(492,713)

					(4,612,962)

Short Positions:
4,612	90 Day Euro Dollar	Mar. 2017	1,140,923,975	1,141,008,800	(84,825)
713	10 Year Euro-Bund	Mar. 2017	121,482,895	123,201,488	(1,718,593)
71	10 Year Japanese Bonds	Mar. 2017	91,201,968	91,268,791	(66,823)
3,134	10 Year U.S. Treasury Notes	Mar. 2017	388,456,167	389,497,438	(1,041,271)
828	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	111,537,953	111,003,750	534,203
24	30 Year Euro Buxl	Mar. 2017	4,314,996	4,383,755	(68,759)
257	Australian Dollar Currency	Mar. 2017	18,895,015	18,509,140	385,875
909	Japanese Yen Currency	Mar. 2017	99,089,338	97,683,413	1,405,925

					(654,268)

					$(5,267,230)

Cash and foreign currency of $34,168,819 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/20/17	Barclays Capital Group	GBP	9,660	$12,002,936	$11,912,238	$(90,698)
Expiring 01/20/17	Citigroup Global Markets	GBP	7,631	9,509,699	9,410,175	(99,524)
Euro,
Expiring 01/20/17	Citigroup Global Markets	EUR	25,970	29,149,372	27,369,096	(1,780,276)
Indian Rupee,
Expiring 01/20/17	Citigroup Global Markets	INR	878,750	13,016,590	12,918,235	(98,355)
Expiring 01/20/17	Citigroup Global Markets	INR	713,600	10,557,775	10,490,415	(67,360)
Indonesian Rupiah,
Expiring 01/20/17	Bank of America	IDR	211,935,240	16,067,873	15,680,033	(387,840)
Expiring 01/20/17	Bank of America	IDR	105,141,530	7,993,730	7,778,898	(214,832)
Japanese Yen,
Expiring 01/20/17	Citigroup Global Markets	JPY	7,374,306	71,557,688	63,174,916	(8,382,772)
Polish Zloty,
Expiring 01/20/17	Citigroup Global Markets	PLN	54,890	14,055,989	13,111,515	(944,474)

				$183,911,652	$171,845,521	(12,066,131)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/20/17	Barclays Capital Group	GBP	4,408	$5,549,991	$5,435,913	$114,078
Canadian Dollar,
Expiring 01/20/17	Citigroup Global Markets	CAD	10,241	7,783,885	7,629,230	154,655
Chinese Renminbi,
Expiring 01/20/17	Citigroup Global Markets	CNH	284,476	42,229,043	40,473,768	1,755,275
Expiring 01/20/17	Citigroup Global Markets	CNH	205,080	30,402,491	29,177,723	1,224,768
Expiring 01/20/17	Citigroup Global Markets	CNH	52,940	7,702,504	7,532,030	170,474
Expiring 02/13/17	Bank of America	CNH	25,842	3,793,060	3,652,763	140,297
Euro,
Expiring 01/20/17	Citigroup Global Markets	EUR	12,350	13,669,227	13,015,283	653,944
Expiring 01/20/17	Citigroup Global Markets	EUR	4,510	4,988,601	4,752,949	235,652
Expiring 01/20/17	Citigroup Global Markets	EUR	3,000	3,199,203	3,161,607	37,596
Expiring 02/13/17	Citigroup Global Markets	EUR	36,832	40,942,814	38,859,857	2,082,957
Expiring 02/13/17	UBS AG	EUR	5,700	6,359,775	6,013,879	345,896
Expiring 02/13/17	UBS AG	EUR	4,988	5,561,370	5,263,120	298,250
Japanese Yen,
Expiring 01/20/17	Citigroup Global Markets	JPY	812,949	7,655,308	6,964,446	690,862
Mexican Peso,
Expiring 01/20/17	Citigroup Global Markets	MXN	671,748	34,381,091	32,297,211	2,083,880
Polish Zloty,
Expiring 01/20/17	Citigroup Global Markets	PLN	54,890	14,279,118	13,111,515	1,167,603

				$228,497,481	$217,341,294	11,156,187

						$(909,944)

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.27	12/20/21	5.000%	14,690	$(634,934)	$(934,051)	$(299,117)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
JPY 2,200,700	05/09/46	0.641%	6 Month JPY LIBOR(1)	$—	$1,071,882	$1,071,882
72,840	10/17/19	1.138%	3 Month LIBOR(2)	—	(963,970)	(963,970)
49,060	06/13/21	1.185%	3 Month LIBOR(2)	—	(1,523,664)	(1,523,664)
128,800	08/31/22	1.897%	3 Month LIBOR(1)	—	307,301	307,301
158,348	11/30/22	1.900%	3 Month LIBOR(1)	58,808	1,399,333	1,340,525
121,088	05/15/23	1.267%	3 Month LIBOR(1)	47,167	6,149,580	6,102,413
48,940	06/13/26	1.580%	3 Month LIBOR(1)	6,912	3,151,718	3,144,806

				$112,887	$9,592,180	$9,479,293

(1)	Portfolio pays the fixed rate and receives the floating rate.
(2)	Portfolio pays the floating rate and receives the fixed rate.

Cash and foreign currency of $5,065,300 has been segregated with Goldman Sachs & Co. to cover requirements for open centrally cleared credit default and interest rate swaps contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$8,041,800	$—
Non-Residential Mortgage-Backed Securities	—	56,871,877	15,443,992
Residential Mortgage-Backed Securities	—	44,330,771	—
Bank Loans	—	117,953,402	—
Commercial Mortgage-Backed Securities	—	195,708,852	—
Corporate Bonds	—	939,717,148	—
Foreign Government Bonds	—	206,589,096	—
Residential Mortgage-Backed Securities	—	331,138,491	708,457
U.S. Government Agency Obligations	—	569,213,977	—
U.S. Treasury Obligations	—	577,474,223	—
Preferred Stock	1,168,355	—	—
Affilated Mutual Funds	359,107,234	—	—
Options Purchased	852,903	1,004,751	—
Options Written	(3,918,542)	—	—
Other Financial Instruments*
Futures Contracts	(5,267,230)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(909,944)	—
Centrally Cleared Credit Default Swap Agreements	—	(299,117)	—
Centrally Cleared Interest Rate Swap Agreements	—	9,479,293	—

Total	$351,942,720	$3,056,314,620	$16,152,449

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Collateralized Loan Obligations	Asset-Backed Securities- Non-Residential Mortgage-Backed Securities	Bank Loans	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	U.S. Government Agency Obligations
Balance as of 12/31/15	$8,393,727	$34,180,885	$3,375,473	$31,043,360	$—	$3,087,630
Realized gain (loss)	—	81,996	(19,292)	—	—	—
Change in unrealized appreciation (depreciation)**	—	153,261	87,998	—	(1,543)	—
Purchases/Exchanges/ Issuances	—	—	—	—	710,000	—
Sales/Paydowns	—	(10,165,742)	(3,442,093)	(23,997,120)	—	—
Accrued discount/premium	—	18,692	(2,086)	30,700	—	—
Transfers out of Level 3	(8,393,727)	(8,825,100)	—	(7,076,940)	—	(3,087,630)

Balance as of 12/31/16	$—	$15,443,992	$—	$—	$708,457	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts recorded at fair value.

**	Of which, $(37,890) was relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2016	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Non-Residential Mortgage-Backed	$8,225,000	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities—Non-Residential Mortgage-Backed	7,218,992	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	708,457	Market Approach	Single Broker Indicative Quote

	$16,152,449

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$8,393,727	L3 to L2	Internal Proxy Pricing to Evaluated Bid
Asset-Backed Securities—Non-Residential Mortgage-Backed Securities	$8,825,100	L3 to L2	Internal Proxy Pricing to Evaluated Bid
Commercial Mortgage-Backed Securities	$7,076,940	L3 to L2	Internal Proxy Pricing to Evaluated Bid
U.S. Government Agency Obligations	$3,087,630	L3 to L2	Internal Proxy Pricing to Evaluated Bid

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	18.9%
U.S. Government Agency Obligations	18.6
Residential Mortgage-Backed Securities	12.3
Affiliated Mutual Funds (6.2% represents investments purchased with collateral from securities on loan)	11.8
Banks	9.0
Foreign Government Bonds	6.8
Commercial Mortgage-Backed Securities	6.4
Oil & Gas	3.8
Non-Residential Mortgage-Backed Securities	2.4
Media	2.0
Telecommunications	1.5
Beverages	1.3
Diversified Financial Services	1.3
Electric	1.2
Mining	1.2
Retail	1.2
Agriculture	0.9
Foods	0.9
Healthcare Services	0.8
Pipelines	0.7
Miscellaneous Manufacturing	0.6
Software	0.6
Aerospace & Defense	0.5
Computers	0.5
Insurance	0.5
Pharmaceuticals	0.5
Auto Manufacturers	0.4
Healthcare-Products	0.4
Hotels, Restaurants & Leisure	0.4

Airlines	0.3%
Auto Parts & Equipment	0.3
Biotechnology	0.3
Chemicals	0.3
Collateralized Loan Obligations	0.3
Commercial Services	0.3
Real Estate Investment Trusts (REITs)	0.3
Electric Utilities	0.2
Oil & Gas Services	0.2
Packaging & Containers	0.2
Specialty Retail	0.2
Containers & Packaging	0.1
Distribution/Wholesale	0.1
Diversified Telecommunication Services	0.1
Environmental Control	0.1
Forest Products & Paper	0.1
Health Care Providers & Services	0.1
Home Builders	0.1
Housewares	0.1
Internet	0.1
Iron/Steel	0.1
Leisure Time	0.1
Life Sciences Tools & Services	0.1
Multiline Retail	0.1
Oil, Gas and Consumable Fuels	0.1
Options Purchased	0.1
Semiconductors	0.1
Transportation	0.1
Wireless Telecommunication Services	0.1

112.1
Options Written	(0.1)
Liabilities in excess of other assets	(12.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$299,117	*
Foreign exchange contracts	Due from/to broker-variation margin futures	1,791,800	*	Due from/to broker-variation margin futures	2,191,401	*
Foreign exchange contracts	Unaffiliated investments	1,327,306		Options written outstanding, at value	1,051,422
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	11,156,187		Unrealized depreciation on OTC forward foreign currency exchange contracts	12,066,131
Interest rate contracts	Due from/to broker-variation margin futures	2,214,448	*	Due from/to broker-variation margin futures	7,082,077	*
Interest rate contracts	Due from/to broker-variation margin swaps	11,966,927	*	Due from/to broker-variation margin swaps	2,487,634	*
Interest rate contracts	Unaffiliated investments	530,348		Options written outstanding, at value	2,867,120

Total		$28,987,016			$28,044,902

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$414,994	$414,994
Foreign exchange contracts	(6,212,246)	5,847,472	(1,173,934)	15,276,230	—	13,737,522
Interest rate contracts	(12,567,026)	28,034,153	24,440,062	—	(13,904,540)	26,002,649

Total	$(18,779,272)	$33,881,625	$23,266,128	$15,276,230	$(13,489,546)	$40,155,165

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$340,327	$340,327
Foreign exchange contracts	1,027,198	(30,675)	975,756	(6,729,023)	—	(4,756,744)
Interest rate contracts	(973,241)	(886,573)	(7,659,762)	—	8,517,223	(1,002,353)

Total	$53,957	$(917,248)	$(6,684,006)	$(6,729,023)	$8,857,550	$(5,418,770)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts - Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)	Interest Rate Swap Agreements(2)
$2,095,230	$54,765,000	$2,834,823,412	$2,200,356,229	$236,863,219	$305,243,922	$6,510,000	$92,546,000	$1,736,614,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date

(4)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$175,790,051	$(175,790,051)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$140,297	$(140,297)	$—	$—
Barclays Capital Group	1,118,829	(90,698)	—	1,028,131
Citigroup Global Markets	10,257,666	(10,257,666)	—	—
UBS AG	644,146	—	—	644,146

	$12,160,938

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(602,672)	$140,297	$—	$(462,375)
Barclays Capital Group	(90,698)	90,698	—	—
Citigroup Global Markets	(11,372,761)	10,257,666	—	(1,115,095)
UBS AG	—	—	—	—

	$(12,066,131)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $175,790,051:
Unaffiliated investments (cost $3,115,210,113)	$3,066,218,095
Affiliated investments (cost $359,108,084)	359,107,234
Cash	3,700,877
Foreign currency, at value (cost $19,932,755)	18,988,283
Deposit with broker for futures	34,168,819
Receivable for investments sold	73,864,239
Dividends and interest receivable	21,848,201
Unrealized appreciation on OTC forward foreign currency contracts	11,156,187
Deposit with broker for centrally cleared swaps	5,065,300
Due from broker-variation margin futures	2,213,592
Receivable for fund share sold	1,348,410
Cash segregated for counterparty—OTC	1,330,000
Tax reclaim receivable	604,128
Prepaid expenses	23,625

Total Assets	3,599,636,990

LIABILITIES:
Payable for investments purchased	335,590,642
Payable to broker for collateral for securities on loan	188,355,105
Unrealized depreciation on OTC forward foreign currency contracts	12,066,131
Payable for fund share repurchased	4,231,142
Options written outstanding, at value (premiums received $4,016,305)	3,918,542
Due to broker-variation margin swaps	993,978
Advisory fees payable	469,199
Accrued expenses and other liabilities	175,541
Distribution fee payable	104,021
Affiliated transfer agent fee payable	346

Total Liabilities	545,904,647

NET ASSETS	$3,053,732,343

Net assets were comprised of:
Paid-in capital	$2,438,913,769
Retained earnings	614,818,574

Net assets, December 31, 2016	$3,053,732,343

Net asset value and redemption price per share, $3,053,732,343 / 253,494,229 outstanding shares of beneficial interest	$12.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$115,832,802
Unaffiliated dividend income (net of $235,270 foreign withholding tax)	1,632,132
Affiliated dividend income	787,770
Income from securities lending, net (including affiliated income of $505,504)	546,017

118,798,721

EXPENSES
Advisory fees	15,816,306
Distribution fee	7,791,695
Custodian and accounting fees	509,000
Audit fee	51,000
Insurance expenses	43,000
Trustees’ fees	38,000
Commitment fee on syndicated credit agreement	17,000
Loan interest expense	15,034
Shareholders’ reports	15,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Miscellaneous	15,791

Total expenses	24,333,826
Less: advisory fee waivers and/or expense reimbursement	(3,709,084)

Net expenses	20,624,742

NET INVESTMENT INCOME (LOSS)	98,173,979

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $27,641)	(12,836,200)
Futures transactions	23,266,128
Options written transactions	33,881,625
Swap agreements transactions	(13,489,546)
Foreign currency transactions	2,590,725

33,412,732

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(850))	25,434,357
Futures	(6,684,006)
Options written	(917,248)
Swap agreements	8,857,550
Foreign currencies	(7,586,112)

19,104,541

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	52,517,273

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$150,691,252

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$98,173,979	$109,219,347
Net realized gain (loss) on investment and foreign currency transactions	33,412,732	79,521,016
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	19,104,541	(149,563,150)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,691,252	39,177,213

FUND SHARE TRANSACTIONS:
Fund share sold [50,313,458 and 40,375,787 shares, respectively]	597,909,808	464,480,235
Fund share repurchased [90,027,581 and 82,408,907 shares, respectively]	(1,053,628,091)	(942,725,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(455,718,283)	(478,245,046)

CAPITAL CONTRIBUTIONS (NOTE 4)	74,215	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(304,952,816)	(439,067,833)
NET ASSETS:
Beginning of year	3,358,685,159	3,797,752,992

End of year	$3,053,732,343	$3,358,685,159

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 94.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN BONDS — 43.1%
Argentina — 0.7%
City of Buenos Aires Argentina, Sr. Unsec’d. Notes, 144A	7.500%	06/01/27	780	$797,550
Provincia de Cordoba, Sr. Unsec’d. Notes, 144A	7.125%	06/10/21	400	411,000

				1,208,550

Brazil — 6.0%
CIMPOR Financial Operations BV, Gtd. Notes, 144A	5.750%	07/17/24	260	215,826
GTL Trade Finance, Inc., Gtd. Notes, 144A	7.250%	04/16/44	510	476,213
Klabin Finance SA, Gtd. Notes, 144A	5.250%	07/16/24	220	209,000
Marfrig Holdings Europe BV, Gtd. Notes, 144A	6.875%	06/24/19	360	369,000
Marfrig Holdings Europe BV, Gtd. Notes, 144A	8.000%	06/08/23	480	496,848
Petrobras Global Finance BV, Gtd. Notes	4.375%	05/20/23	1,260	1,100,862
Petrobras Global Finance BV, Gtd. Notes	5.375%	01/27/21	1,700	1,662,600
Petrobras Global Finance BV, Gtd. Notes	5.625%	05/20/43	1,320	975,744
Petrobras Global Finance BV, Gtd. Notes	6.750%	01/27/41	429	360,360
Petrobras Global Finance BV, Gtd. Notes	6.850%	06/05/2115	1,660	1,344,600
Suzano Austria GmbH, Gtd. Notes, 144A	5.750%	07/14/26	1,000	963,750
Suzano Trading Ltd., Gtd. Notes, RegS	5.875%	01/23/21	240	247,968
Ultrapar International SA, Gtd. Notes, 144A	5.250%	10/06/26	510	499,749
Vale Overseas Ltd., Gtd. Notes	5.875%	06/10/21	400	419,000
Vale Overseas Ltd., Gtd. Notes	6.875%	11/21/36	476	468,860

				9,810,380

Chile — 0.8%
Banco del Estado de Chile, Sr. Unsec’d. Notes, 144A	3.875%	02/08/22	185	189,236
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A	3.000%	07/17/22	571	553,322
GNL Quintero SA, Sr. Unsec’d. Notes, 144A	4.634%	07/31/29	257	253,145
Inversiones CMPC SA, Gtd. Notes, 144A	4.500%	04/25/22	186	188,812
Inversiones CMPC SA, Gtd. Notes, RegS	4.500%	04/25/22	146	148,208

				1,332,723

China — 5.2%
Avi Funding Co. Ltd., Sr. Unsec’d. Notes, 144A	2.850%	09/16/20	740	738,136
China Overseas Finance Cayman V Ltd., Gtd. Notes, RegS	3.950%	11/15/22	1,170	1,178,254
CNOOC Curtis Funding No. 1 Pty Ltd., Gtd. Notes, RegS	4.500%	10/03/23	780	819,058
CRCC Yuxiang Ltd., Gtd. Notes, RegS	3.500%	05/16/23	300	295,721
Export-Import Bank of China (The), Sr. Unsec’d. Notes, RegS	3.625%	07/31/24	500	507,011
Sinopec Group Overseas Development 2013 Ltd., Gtd. Notes, RegS	4.375%	10/17/23	220	230,176
Sinopec Group Overseas Development 2014 Ltd., Gtd. Notes, 144A	4.375%	04/10/24	2,450	2,545,937
State Grid Overseas Investment 2013 Ltd., Gtd. Notes, 144A	3.125%	05/22/23	420	417,309
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes, 144A	3.150%	06/02/26	780	744,198
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes, 144A	3.700%	06/10/25	810	815,585

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
China (continued)
Three Gorges Finance I Cayman Islands Ltd., Gtd. Notes, RegS	3.700%		06/10/25	200	$201,379

					8,492,764

Colombia — 1.0%
Banco Bilbao Vizcaya Argentaria SA, Sub. Notes, 144A	4.875%		04/21/25	370	361,675
Ecopetrol SA, Sr. Unsec’d. Notes	5.875%		09/18/23	980	1,037,330
Ecopetrol SA, Sr. Unsec’d. Notes	5.875%		05/28/45	300	259,200

					1,658,205

Costa Rica — 0.2%
Banco Nacional de Costa Rica, Sr. Unsec’d. Notes, 144A	5.875%		04/25/21	390	393,413

Hungary — 0.6%
Magyar Export-Import Bank Zrt, Gov’t. Gtd. Notes, 144A	4.000%		01/30/20	890	912,700

India — 0.5%
Bharti Airtel Ltd., Sr. Unsec’d. Notes, 144A	4.375%		06/10/25	320	315,582
ICICI Bank Ltd., Jr. Sub. Notes, RegS	6.375%	(c)	04/30/22	480	481,182

					796,764

Indonesia — 2.9%
Majapahit Holding BV, Gtd. Notes, RegS	7.750%		01/20/20	670	752,075
Pelabuhan Indonesia II PT, Sr. Unsec’d. Notes, 144A	4.250%		05/05/25	890	846,880
Pelabuhan Indonesia III Persero PT, Sr. Unsec’d. Notes, RegS	4.875%		10/01/24	500	503,750
Pertamina Persero PT, Sr. Unsec’d. Notes, 144A	4.300%		05/20/23	500	497,294
Pertamina Persero PT, Sr. Unsec’d. Notes, RegS	6.000%		05/03/42	1,408	1,353,118
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	5.500%		11/22/21	755	809,738

					4,762,855

Kazakhstan — 1.7%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, RegS	4.400%		04/30/23	1,600	1,571,011
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, RegS	5.750%		04/30/43	1,190	1,132,856

					2,703,867

Kuwait — 0.1%
Equate Petrochemical BV, Gtd. Notes, 144A	4.250%		11/03/26	200	190,856

Malaysia — 0.4%
Petronas Capital Ltd., Gtd. Notes, RegS	5.250%		08/12/19	579	620,180

Mexico — 8.5%
Alfa SAB de CV, Sr. Unsec’d. Notes, 144A	6.875%		03/25/44	200	194,500
Banco Nacional de Comercio Exterior SNC, Sr. Unsec’d. Notes, 144A	4.375%		10/14/25	1,445	1,416,100
Banco Nacional de Comercio Exterior SNC, Sub. Notes, 144A	3.800%	(c)	08/11/26	720	674,100
Cemex SAB de CV, Sr. Sec’d. Notes, 144A	5.700%		01/11/25	400	403,000

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mexico (continued)
Cemex SAB de CV, Sr. Sec’d. Notes, 144A(a)	6.125%		05/05/25	410	$419,225
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A	4.875%		01/15/24	430	427,313
Comision Federal de Electricidad, Sr. Unsec’d. Notes, 144A	6.125%		06/16/45	380	363,850
Mexichem SAB de CV, Gtd. Notes, 144A	5.875%		09/17/44	230	204,988
Mexichem SAB de CV, Gtd. Notes, RegS	4.875%		09/19/22	200	208,500
Mexico City Airport Trust, Sr. Sec’d. Notes, 144A	4.250%		10/31/26	270	264,600
Mexico City Airport Trust, Sr. Sec’d. Notes, 144A	5.500%		10/31/46	1,520	1,368,000
Petroleos Mexicanos, Gtd. Notes, 144A	5.375%		03/13/22	900	921,582
Petroleos Mexicanos, Gtd. Notes, 144A	6.875%		08/04/26	391	412,505
Petroleos Mexicanos, Gtd. Notes	4.875%		01/24/22	1,044	1,047,132
Petroleos Mexicanos, Gtd. Notes	4.875%		01/18/24	2,980	2,889,438
Petroleos Mexicanos, Gtd. Notes	5.500%		06/27/44	743	618,325
Petroleos Mexicanos, Gtd. Notes	6.500%		06/02/41	1,881	1,761,651
Trust F/1401, Sr. Unsec’d. Notes, 144A	6.950%		01/30/44	270	244,350

					13,839,159

Morocco — 0.5%
OCP SA, Sr. Unsec’d. Notes, 144A	4.500%		10/22/25	780	745,195

Netherlands — 0.3%
VimpelCom Holdings BV, Gtd. Notes, RegS	7.504%		03/01/22	380	422,294

Oman — 0.1%
Lamar Funding Ltd., Gtd. Notes, RegS	3.958%		05/07/25	220	202,123

Peru — 0.7%
BBVA Banco Continental SA, Sub. Notes, 144A	5.250%	(c)	09/22/29	130	133,250
Cementos Pacasmayo SAA, Gtd. Notes, RegS	4.500%		02/08/23	100	100,000
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%		04/16/40	43	46,393
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35	150	173,235
Transportadora de Gas del Peru SA, Sr. Unsec’d. Notes, 144A	4.250%		04/30/28	670	659,950

					1,112,828

Qatar — 0.2%
Ooredoo International Finance Ltd., Gtd. Notes, 144A	4.750%		02/16/21	264	281,012

Russia — 8.7%
Evraz Group SA, Sr. Unsec’d. Notes, 144A	6.500%		04/22/20	770	806,221
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, EMTN, RegS	8.146%		04/11/18	1,440	1,537,200
Lukoil International Finance BV, Gtd. Notes, RegS	6.656%		06/07/22	726	807,675
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, RegS	5.298%		12/27/17	400	408,099
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, RegS	6.299%		05/15/17	250	253,004
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, RegS	7.750%		05/29/18	630	667,800
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sub. Notes, RegS	8.500%		10/16/23	2,130	2,291,987
Russian Foreign Bond, Sr. Unsec’d. Notes, 144A	4.875%		09/16/23	1,000	1,053,420
Russian Foreign Bond, Sr. Unsec’d. Notes, RegS	5.625%		04/04/42	2,400	2,580,893

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Russia (continued)
Russian Foreign Bond, Sr. Unsec’d. Notes, RegS	7.500%		03/31/30		3,114	$3,748,895

						14,155,194

Singapore — 0.2%
Puma International Financing SA, Gtd. Notes, 144A	6.750%		02/01/21		360	370,418

South Africa — 0.3%
Myriad International Holdings BV, Gtd. Notes, 144A	5.500%		07/21/25		480	483,485

South Korea — 0.1%
Shinhan Bank, Sub. Notes, MTN, 144A	3.875%		03/24/26		200	194,566

Turkey — 1.4%
Export Credit Bank of Turkey, Sr. Unsec’d. Notes, 144A	5.000%		09/23/21		350	334,688
Export Credit Bank of Turkey, Sr. Unsec’d. Notes, 144A	5.875%		04/24/19		880	899,131
Mersin Uluslararasi Liman Isletmeciligi A/S, Sr. Unsec’d. Notes, 144A	5.875%		08/12/20		440	457,600
TC Ziraat Bankasi A/S, Sr. Unsec’d. Notes, 144A	4.750%		04/29/21		690	659,295

						2,350,714

Venezuela — 2.0%
Petroleos de Venezuela SA, Gtd. Notes, RegS	6.000%		05/16/24		1,560	600,599
Petroleos de Venezuela SA, Gtd. Notes, RegS	9.000%		11/17/21		5,060	2,682,306

						3,282,905

TOTAL FOREIGN BONDS (cost $71,203,348)						70,323,150

SOVEREIGN ISSUES — 51.2%
Argentine Bonos del Tesoro (Argentina), Bonds	22.750%		03/05/18	ARS	7,390	470,100
Argentine Bonos del Tesoro (Argentina), Unsec’d. Notes	18.200%		10/03/21	ARS	6,240	398,329
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	2.500%	(c)	12/31/38		5,370	3,302,550
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	8.280%		12/31/33		2,089	2,230,047
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	7.125%		07/06/36		690	656,363
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	7.500%		04/22/26		960	1,008,000
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	7.625%		04/22/46		460	460,000
Armenia International Bond (Armenia), Sr. Unsec’d. Notes, RegS	6.000%		09/30/20		560	577,079
Banque Centrale de Tunisie International Bond (Tunisia), Sr. Unsec’d. Notes, 144A	5.750%		01/30/25		240	223,200
Brazil Notas do Tesouro Nacional (Brazil), Notes	10.000%		01/01/23	BRL	6,140	1,772,553
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.625%		01/05/23		2,650	2,358,500
Cameroon International Bond (Cameroon), Sr. Unsec’d. Notes, 144A	9.500%		11/19/25		200	215,012
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	2.625%		03/15/23		1,000	942,500

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	6.125%	01/18/41	1,037	$1,119,960
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes, 144A	7.000%	04/04/44	1,060	968,702
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, 144A	6.625%	07/14/20	280	304,545
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	5.500%	01/27/25	1,060	1,022,116
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	6.850%	01/27/45	900	850,248
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	6.875%	01/29/26	260	270,288
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS	7.500%	05/06/21	570	618,644
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A	9.650%	12/13/26	410	419,225
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A	10.500%	03/24/20	1,247	1,340,525
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A	10.750%	03/28/22	620	672,700
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, RegS	7.950%	06/20/24	650	620,749
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, RegS	10.750%	03/28/22	480	520,799
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A	5.875%	06/11/25	350	317,499
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, 144A	6.375%	01/18/27	770	708,400
Gabon Government International Bond (Gabon), Bonds, 144A	6.375%	12/12/24	310	287,965
Georgia Government International Bond (Georgia), Unsec’d. Notes, RegS	6.875%	04/12/21	360	391,932
Ghana Government International Bond (Ghana), Gtd. Notes, 144A	10.750%	10/14/30	580	685,485
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes, 144A	8.125%	01/18/26	230	226,315
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes, 144A	9.250%	09/15/22	250	267,253
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes, RegS	7.875%	08/07/23	300	294,875
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes, 144A	4.500%	05/03/26	320	308,000
Honduras Government International Bond (Honduras), Sr. Unsec’d. Notes, RegS	7.500%	03/15/24	230	245,732
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes(a)	5.750%	11/22/23	2,108	2,337,245
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	5.875%	01/15/24	1,200	1,323,965
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	3.375%	04/15/23	3,290	3,209,326
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	3.750%	04/25/22	270	271,010
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, EMTN, RegS	4.625%	04/15/43	220	213,910

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SOVEREIGN ISSUES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	5.250%		01/17/42	5,411	$5,453,276
Israel Government International Bond (Israel), Sr. Unsec’d. Notes	2.875%		03/16/26	870	850,127
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, 144A	6.375%		03/03/28	420	409,189
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, RegS	5.750%	(c)	12/31/32	396	365,995
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	6.750%		04/28/28	490	536,550
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	7.625%		07/09/25	460	524,727
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	8.000%		03/15/39	220	243,181
Jordan Government International Bond (Jordan), Sr. Unsec’d. Notes, 144A	5.750%		01/31/27	880	833,800
Jordan Government International Bond (Jordan), Sr. Unsec’d. Notes, 144A	6.125%		01/29/26	200	201,108
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, RegS	3.875%		10/14/24	2,280	2,285,700
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes, 144A	5.875%		06/24/19	290	296,342
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes(a)	4.600%		01/23/46	3,367	3,021,883
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44	402	365,539
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	6.050%		01/11/40	1,970	2,130,555
Namibia International Bonds (Namibia), Sr. Unsec’d. Notes, 144A	5.250%		10/29/25	510	499,341
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, 144A	6.375%		07/12/23	140	135,148
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, RegS	6.375%		07/12/23	290	279,949
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, 144A	4.750%		06/15/26	340	328,570
Pakistan Government International Bond (Pakistan), Sr. Unsec’d. Notes, RegS	8.250%		04/15/24	500	542,357
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.875%		03/17/28	345	337,238
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700%		01/26/36	17	20,630
Paraguay Government International Bond (Paraguay), Sr. Unsec’d. Notes, 144A	5.000%		04/15/26	580	590,150
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	5.625%		11/18/50	1,188	1,345,410
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.125%		03/30/19	948	1,052,280
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	3.700%		03/01/41	550	526,665
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	3.950%		01/20/40	700	689,158
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	5.000%		01/13/37	1,300	1,466,947
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	5.000%		03/23/22	1,650	1,797,428
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.125%		03/16/24	920	1,000,960

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SOVEREIGN ISSUES (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	4.875%	01/22/24		290	$306,727
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, RegS	4.875%	01/22/24		1,060	1,121,141
Russian Federal Bond (Russia), Bonds	7.050%	01/19/28	RUB	111,330	1,659,117
Senegal Government International Bond (Senegal), Bonds, RegS	6.250%	07/30/24		300	298,823
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	4.875%	04/14/26		1,400	1,393,000
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, 144A	6.000%	01/14/19		400	411,243
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, 144A	6.825%	07/18/26		1,190	1,170,472
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, RegS	5.875%	07/25/22		720	707,235
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	3.250%	03/23/23		2,940	2,605,575
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	4.250%	04/14/26		470	417,781
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.250%	09/26/22		617	640,785
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%	05/30/40		2,451	2,466,932
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A	7.750%	09/01/20		1,100	1,084,666
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.375%	10/27/27		680	681,249
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	5.100%	06/18/50		440	396,000
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes, RegS	7.750%	10/13/19		5,292	2,937,060
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes	9.250%	09/15/27		2,696	1,368,220
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes, 144A	4.800%	11/19/24		550	541,671
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes, RegS	6.750%	01/29/20		270	292,475
Zambia Government International Bond (Zambia), Sr. Unsec’d. Notes, 144A	8.970%	07/30/27		430	424,625

TOTAL SOVEREIGN ISSUES (cost $88,051,895)					83,486,646

			Shares
COMMON STOCK — 0.2%
Oil, Gas & Consumable Fuels
Pacific Exploration and Production Corp. (Colombia)* (cost $267,668)				7,641	310,951

TOTAL LONG-TERM INVESTMENTS (cost $159,522,911)					154,120,747

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 6.3%
AFFILIATED MUTUAL FUNDS — 6.3%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)		9,578,034	$9,578,034
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $633,368; includes $632,028 of cash collateral for securities on loan)(b)(w)		633,231	633,357

TOTAL AFFILIATED MUTUAL FUNDS (cost $10,211,402)(Note 4)			10,211,391

	Counterparty	Notional Amount (000)#
OPTION PURCHASED*
CALL OPTION
Currency Option United States Dollar vs Saudi Arabian Riyal, expiring 01/14/17, Strike Price 3.84 (cost $99,036)	Citigroup Global Markets	45	387

TOTAL SHORT-TERM INVESTMENTS (cost $10,310,438)			10,211,778

TOTAL INVESTMENTS — 100.8% (cost $169,833,349)			164,332,525
Liabilities in excess of other assets(z) — (0.8)%			(1,329,217)

NET ASSETS — 100.0%			$163,003,308

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $617,977; cash collateral of $632,028 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Position:
32	10 Year U.S. Treasury Notes	Mar. 2017	$3,984,430	$3,977,000	$7,430

Cash of $47,006 has been segregated with Goldman Sachs Co. to cover requirement for open futures contracts as of December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Indian Rupee,
Expiring 01/17/17	Citigroup Global Markets	INR	53,738	$796,469	$790,238	$(6,231)

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Indonesian Rupiah,
Expiring 03/15/17	Bank of America	IDR	19,882,134	$1,466,775	$1,459,507	$(7,268)

				$2,263,244	$2,249,745	(13,499)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 02/15/17	Bank of America	EUR	1,423	$1,571,557	$1,501,824	$69,733
Polish Zloty,
Expiring 02/15/17	Barclays Capital Group	PLN	6,773	1,605,467	1,617,218	(11,751)

				$3,177,024	$3,119,042	57,982

						$44,483

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Republic of Korea	12/20/21	1.000%	1,880	0.439%	$(50,920)	$(54,903)	$3,983	Barclays Capital Group
Republic of Korea	12/20/21	1.000%	1,620	0.439%	(43,877)	(47,264)	3,387	Barclays Capital Group

					$(94,797)	$(102,167)	$7,370

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds
Argentina	$—	$1,208,550	$—
Brazil	—	9,810,380	—
Chile	—	1,332,723	—
China	—	8,492,764	—
Colombia	—	1,658,205	—
Costa Rica	—	393,413	—
Hungary	—	912,700	—
India	—	796,764	—
Indonesia	—	4,762,855	—
Kazakhstan	—	2,703,867	—
Kuwait	—	190,856	—
Malaysia	—	620,180	—
Mexico	—	13,839,159	—
Morocco	—	745,195	—
Netherlands	—	422,294	—
Oman	—	202,123	—
Peru	—	1,112,828	—
Qatar	—	281,012	—
Russia	—	14,155,194	—
Singapore	—	370,418	—
South Africa	—	483,485	—
South Korea	—	194,566	—
Turkey	—	2,350,714	—
Venezuela	—	3,282,905	—
Sovereign Issues	—	83,486,646	—
Common Stock	310,951	—	—
Affiliated Mutual Funds	10,211,391	—	—
Option Purchased	—	387	—
Other Financial Instruments*
Futures Contracts	7,430	—	—
OTC Forward Foreign Currency Exchange Contracts	—	44,483	—
OTC Credit Default Swap Agreements	—	(94,797)	—

Total	$10,529,772	$153,759,869	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Sovereign Issues	51.2%
Foreign Bonds	43.1
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	6.3

Common Stock	0.2%
Option Purchased	— *

100.8
Liabilities in excess of other assets	(0.8)

100.0%

*	Less than 0.05%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$102,167
Credit contracts	Unrealized appreciation on OTC swap agreements	7,370		—	—
Foreign exchange contracts	Unaffiliated investments	387		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	69,733		Unrealized depreciation on OTC forward foreign currency exchange contracts	25,250
Interest rate contracts	Due from/to broker-variation margin futures	7,430	*	—	—

Total		$84,920			$127,417

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(7,441)	$(7,441)
Foreign exchange contracts	(172,455)	15,943	—	117,898	—	(38,614)
Interest rate contracts	—	—	143,446	—	—	143,446

Total	$(172,455)	$15,943	$143,446	$117,898	$(7,441)	$97,391

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Futures	Forward Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$—	$7,370	$7,370
Foreign exchange contracts	(98,649)	—	(9,516)	—	(108,165)
Interest rate contracts	—	7,430	—	—	7,430

Total	$(98,649)	$7,430	$(9,516)	$7,370	$(93,365)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Short Contracts(3)	Forward Foreign Currency Exchange Contracts-Purchased(4)	Forward Foreign Currency Exchange Contracts- Sold(4)	Credit Default Swap Agreements - Buy Protection(2)
$79,229	$3,000	$796,886	$5,440,573	$6,265,424	$700,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross amounts of recognized assets(3)	Collateral Received	Net Amount
Securities on Loan	$617,977	$(617,977)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$69,733	$(7,268)	$—	$62,465
Barclays Capital Group	7,370	(7,370)	—	—
Citigroup Global Markets	387	(387)	—	—

	$77,490

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(7,268)	$7,268	$—	$—
Barclays Capital Group	(113,918)	7,370	—	(106,548)
Citigroup Global Markets	(6,231)	387	—	(5,844)

	$(127,417)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $617,977:
Unaffiliated investments (cost $159,621,947)	$154,121,134
Affiliated investments (cost $10,211,402)	10,211,391
Foreign currency, at value (cost $66,487)	69,688
Deposit with broker for futures	47,006
Dividends and interest receivable	2,614,806
Unrealized appreciation on OTC forward foreign currency contracts	69,733
Receivable for fund share sold	36,760
Unrealized appreciation on OTC swap agreements	7,370
Prepaid expenses	1,308

Total Assets	167,179,196

LIABILITIES:
Payable for investments purchased	1,670,421
Payable for fund share repurchased	1,649,459
Payable to broker for collateral for securities on loan	632,028
Premiums received for OTC swap agreements	102,167
Advisory fees payable	50,079
Accrued expenses and other liabilities	29,514
Unrealized depreciation on OTC forward foreign currency contracts	25,250
Due to broker-variation margin futures	11,000
Distribution fee payable	5,624
Affiliated transfer agent fee payable	346

Total Liabilities	4,175,888

NET ASSETS	$163,003,308

Net assets were comprised of:
Paid-in capital	$164,108,492
Retained earnings	(1,105,184)

Net assets, December 31, 2016	$163,003,308

Net asset value and redemption price per share, $163,003,308 / 15,626,170 outstanding shares of beneficial interest	$10.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$9,445,323
Income from securities lending, net (including affiliated income of $85,232)	87,149
Affiliated dividend income	35,588

9,568,060

EXPENSES
Advisory fees	1,100,485
Distribution fee	403,108
Custodian and accounting fees	83,000
Audit fee	47,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	2,000
Loan interest expense	20
Miscellaneous	12,866

Total expenses	1,677,479
Less: advisory fee waivers and/or expense reimbursement	(80,622)

Net expenses	1,596,857

NET INVESTMENT INCOME (LOSS)	7,971,203

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $787)	(4,727,333)
Futures transactions	143,446
Options written transactions	15,943
Swap agreements transactions	(7,441)
Foreign currency transactions	(516,248)

(5,091,633)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(11))	12,562,018
Futures	7,430
Swap agreements	7,370
Foreign currencies	18,488

12,595,306

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	7,503,673

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,474,876

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$7,971,203	$7,488,388
Net realized gain (loss) on investment and foreign currency transactions	(5,091,633)	(39,782,441)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	12,595,306	22,944,815

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,474,876	(9,349,238)

FUND SHARE TRANSACTIONS:
Fund share sold [1,493,904 and 1,152,712 shares, respectively]	15,247,090	11,125,754
Fund share repurchased [1,661,453 and 28,626,629 shares, respectively]	(16,595,942)	(274,001,767)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,348,852)	(262,876,013)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,126,024	(272,225,251)
NET ASSETS:
Beginning of year	148,877,284	421,102,535

End of year	$163,003,308	$148,877,284

SEE NOTES TO FINANCIAL STATEMENTS.

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Glossary

SCHEDULE OF INVESTMENTS	December 31, 2016

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Renminbi
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

Exchange:

NYSE	New York Stock Exchange
OTC	Over-the-counter

Index:

CDX	Credit Derivative Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
bps	Basis Points

CAS	Connecticut Avenue Securities
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GMTN	Global Medium Term Note
GO	General Obligation
IO	Interest Only (Principal amount represents notional)
L1	Level 1
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PO	Principal Only
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
S&P	Standard & Poor
SLM	Student Loan Mortgage
SONIA	Sterling Overnight Index Average
STACR	Structured Agency Credit Risk
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
USAID	United States Agency for International Development
USOIS	United States Overnight Index Average
UTS	Unit Trust Security

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2016 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 21 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST Bond Portfolio 2016 (“Bond Portfolio 2016”) AST Bond Portfolio 2017 (“Bond Portfolio 2017”) AST Bond Portfolio 2018 (“Bond Portfolio 2018”) AST Bond Portfolio 2019 (“Bond Portfolio 2019”)	Highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income (“PFI”), (formerly, Prudential Fixed Income), which is a business unit of PGIM, Inc.
AST Bond Portfolio 2020
(“Bond Portfolio 2020”)
AST Bond Portfolio 2021
(“Bond Portfolio 2021”)
AST Bond Portfolio 2022
(“Bond Portfolio 2022”)
AST Bond Portfolio 2023
(“Bond Portfolio 2023”)
AST Bond Portfolio 2024
(“Bond Portfolio 2024”)
AST Bond Portfolio 2025
(“Bond Portfolio 2025”)
AST Bond Portfolio 2026
(“Bond Portfolio 2026”)
AST Bond Portfolio 2027
(“Bond Portfolio 2027”)

AST Global Real Estate Portfolio (“Global Real Estate”)	Capital appreciation and income.	PGIM Real Estate Investors (formerly, Prudential Real Estate Investors), which is a business unit of PGIM, Inc.

AST High Yield Portfolio (“High Yield”)	Maximum total return, consistent with preservation of capital and prudent investment management.	PFI / J.P. Morgan Investment Management, Inc.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”)	Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PFI

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	Objective	Subadviser(s)
AST Lord Abbett Core Fixed Income Portfolio (“Lord Abbett Core Fixed Income”)	Income and capital appreciation to produce a high total return.	Lord Abbett & Co., LLC

AST Prudential Core Bond Portfolio (“Prudential Core Bond”)	Maximize total return, consistent with the long-term preservation of capital.	PFI

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”)	Long-term capital appreciation.	Quantitative Management Associates, LLC (“QMA”)

AST Quantitative Modeling Portfolio (“Quantitative Modeling”)	High potential return while attempting to mitigate downside risk during adverse market cycles.	QMA

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”)	Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.	Western Asset Management Company / Western Asset Management Company Limited

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”)	Maximize total return.	Western Asset Management Company / Western Asset Management Company Limited

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask

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price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

B3

CAS and STACR:    The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

P-notes:    The Trust may gain exposure to securities in certain foreign markets through investments in P-notes. The Trust may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

B4

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which

B5

the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit

B6

default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement,

B7

and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2016, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

PIK Securities:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions.

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The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Real Estate Investment Trusts (REITs):    Certain Portfolios invest in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust has entered into investment management agreements with the Investment Managers on behalf of the Portfolios which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2016, the Investment Managers have engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisory fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized

B9

without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Advisory Fees	Effective Advisory Fees, Net of Waiver
Bond Portfolio 2016*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.06%
Bond Portfolio 2017*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2018*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2019*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.44%
Bond Portfolio 2020*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2021*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2022*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2023*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.33%
Bond Portfolio 2024*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.00%#
Bond Portfolio 2025*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2026*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Bond Portfolio 2027*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%
Global Real Estate	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.83%
High Yield	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.56%
Investment Grade Bond*	0.4925% first $500 million; 0.4725% on next $4.5 billion; 0.4625% on next $5 billion; 0.4525% in excess of $10 billion	0.47%

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	Advisory Fees	Effective Advisory Fees, Net of Waiver
Lord Abbett Core Fixed Income**	0.5300% first $300 million;	0.34%
	0.5200% on next $200 million;
	0.4850% on next $250 million;
	0.4750% on next $250 million;
	0.4500% on next $2.25 billion;
	0.4400% on next $2.75 billion;
	0.4100% on next $4 billion;
	0.3900% in excess of $10 billion
Prudential Core Bond***	0.5325% first $300 million;	0.47%
	0.5225% on next $200 million;
	0.4875% on next $250 million;
	0.4775% on next $250 million;
	0.4525% on next $2.25 billion;
	0.4425% on next $2.75billion;
	0.4125% on next of $4 billion;
	0.3925% in excess of $10 billion
QMA US Equity Alpha	0.8325% first $300 million;	0.83%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
Quantitative Modeling(1)	0.25%	0.25%
Western Asset Core Plus Bond	0.5325% first $300 million;	0.39%
	0.5225% on next $200 million;
	0.5125% on next $250 million;
	0.5025% on next $2.5 billion;
	0.4925% on next $2.75 billion;
	0.4625% on next $4 billion;
	0.4425% in excess of $10 billion
Western Asset Emerging Markets Debt	0.6825% first $300 million;	0.63%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through June 30, 2016	Fee Waivers and/or Expense Limitations effective July 1, 2016

Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026 and Bond Portfolio 2027

	contractually limit expenses to 0.93% through June 30, 2017	contractually limit expenses to 0.93% through June 30, 2017
Investment Grade Bond	contractually limit expenses to 0.99% through June 30, 2016	contractually limit expenses to 0.99% through June 30, 2017
Lord Abbett Core Fixed Income	contractually waive
0.16% through October 31,
2016; in addition,
contractually waive 0.10%
first $500 million; 0.125%
next $500 million; 0.15% in
excess of $1 billion
through October 31, 2016
contractually limit
expenses to 0.59%
through October 31, 2016	contractually waive
0.16% through October 31,
2016; in addition,
contractually waive 0.10%
first $500 million; 0.125%
next $500 million; 0.15% in
excess of $1 billion
through October 31, 2016
contractually limit
expenses to 0.59%
through October 31, 2016;
Effective November 1,
2016, contractually waive
0.018% through June 30,
2017
Prudential Core Bond	contractually waive 0.00% first $500 million; 0.025% next $500 million; 0.05% in excess of $1 billion through June 30, 2016	N/A

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	Fee Waivers and/or Expense Limitations through June 30, 2016	Fee Waivers and/or Expense Limitations effective July 1, 2016
Western Asset Core Plus Bond	contractually waive 0.20% through June 30, 2016	contractually waive 0.04% through June 30, 2017
Western Asset Emerging Markets Debt	contractually waive 0.05% through June 30, 2016	contractually waive 0.05% through June 30, 2017

*	Advisory fees are calculated based on an aggregation of net assets of certain Portfolios of the Trust.
**	Through October 31, 2016, Lord Abbett Core Fixed Income’s advisory fee was 0.6325% first $300 million; 0.6225% next $200 million; 0.6125% next $250 million; 0.6025% next $2.5 billion; 0.5925% next $2.75 billion; 0.5625% next $4 billion; and 0.5425% over $10 billion.
***	Through June 30, 2016, Prudential Core Bond’s advisory fee was 0.5325% first $300 million; 0.5225% next $200 million; 0.5125% next $250 million; 0.5025% next $2.5 billion; 0.4925% next $2.75 billion; 0.4625% next $4 billion; and 0.4425% over $10 billion.
#	The advisory fee waiver and/or expense reimbursement exceeds the advisory fee for the current period due to expense limitations described above.
(1)	Fund of Fund Discount: Effective, July 1, 2016, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: ASTAcademic Strategies Asset Allocation Portfolio (Fund of Fund sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Defensive Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Fund Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

AST Investment Services, Inc., PI, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Quantitative Modeling Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

PAD has contractually agreed to reduce its 12b-1 fees for each of the Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Bond Portfolio 2024, Bond Portfolio 2025, Bond Portfolio 2026, Bond Portfolio 2027 and Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD

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on a permanent basis, and the Investment Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:

Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver:
Up to and including $ 300 million	0.25	% (no waiver)
Over $300 million up to and including $ 500 million	0.23%
Over $500 million up to and including $ 750 million	0.22%
Over $750 million	0.21%

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests the Portfolios’ overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prior to July 7, 2016, PGIM, Inc. was the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. was compensated as follows for these services (PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016):

Amount
Bond Portfolio 2017	$42
Bond Portfolio 2018	98
Bond Portfolio 2020	82
Bond Portfolio 2021	155
Bond Portfolio 2023	18
Bond Portfolio 2024	4
Bond Portfolio 2025	274
Global Real Estate	1,652
High Yield	7,909
Investment Grade Bond	10,517
Lord Abbett Core Fixed Income	579
Prudential Core Bond	1,476
Western Asset Core Plus Bond	6,891
Western Asset Emerging Markets Debt	3,008

In February 2016, Prudential, the parent company of the Investment Manager (PI and AST Investment Services, Inc.) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

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The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolio was reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolio’s status as partnership for tax purposes.

	2015 Withholding Tax	2016 Withholding Tax
Global Real Estate	$81,837	$71,011

5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended December 31, 2016, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2016	$2,215,150	$17,603,122
Bond Portfolio 2017	81,454,783	91,876,734
Bond Portfolio 2018	69,172,734	100,753,280
Bond Portfolio 2019	46,999,590	57,823,425
Bond Portfolio 2020	60,743,235	92,020,295
Bond Portfolio 2021	114,982,890	175,207,374
Bond Portfolio 2022	127,389,388	135,190,976
Bond Portfolio 2023	21,959,816	22,713,153
Bond Portfolio 2024	1,325,975	2,816,749
Bond Portfolio 2025	100,883,609	410,026,423
Bond Portfolio 2026	179,667,207	99,690,999
Bond Portfolio 2027	163,238,211	9,183,141
Global Real Estate	389,614,576	492,901,270
High Yield	604,930,082	895,988,056
Investment Grade Bond	10,834,398,019	10,489,114,607
Lord Abbett Core Fixed Income	7,535,516,901	7,151,061,682
Prudential Core Bond	4,323,183,257	4,348,196,716
QMA US Equity Alpha	862,802,155	871,603,427
Quantitative Modeling	670,697,230	601,095,890
Western Asset Core Plus Bond	2,682,111,152	3,154,098,916
Western Asset Emerging Markets Debt	73,151,999	63,712,192

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2016, is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Quantitative Modeling
AB Global Bond	$23,226,355	$12,034,231	$9,671,976	$—	$26,749,503
AQR Emerging Markets Equity	1,335,115	2,231,112	2,145,144	—	1,617,172
AQR Large-Cap	111,926,620	38,356,799	32,686,443	—	129,299,052
BlackRock Low Duration Bond	5,999,389	1,966,010	5,956,354	—	2,080,566
BlackRock / Loomis Sayles Bond	9,633,834	4,052,211	3,749,256	—	10,305,220
Boston Partners Large-Cap Value	23,558,310	10,034,293	16,222,598	—	19,793,250
ClearBridge Dividend Growth	24,692,195	33,794,381	8,079,058	—	57,541,225
Cohen & Steers Realty	—	644,430	656,471	—	—
Goldman Sachs Global Income	15,455,038	6,757,089	6,227,712	—	16,461,237
Goldman Sachs Large-Cap Value	29,256,823	11,162,974	22,676,423	—	19,827,656
Goldman Sachs Mid-Cap Growth	3,731,493	1,403,306	1,464,072	—	3,679,938
Goldman Sachs Small-Cap Value	2,572,750	—	436,430	—	2,609,581

B14

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Period
Quantitative Modeling (continued)
Goldman Sachs Strategic Income	$9,625,686	$3,583,927	$7,078,267	$—	$6,166,042
Government Money Market	1,048,688	4,137,730	335,416	—	4,851,002
High Yield	10,904,357	3,765,661	6,530,870	—	9,697,589
Hotchkis & Wiley Large-Cap Value	29,543,096	13,482,780	19,523,059	—	26,409,631
International Growth	52,804,129	27,397,693	15,565,623	—	62,594,763
International Value	52,835,485	24,816,883	14,067,917	—	63,850,602
Investment Grade Bond	—	206,065,261	208,442,299	—	—
Jennison Large-Cap Growth	30,269,180	9,889,332	14,233,699	—	24,924,672
Loomis Sayles Large-Cap Growth	36,434,682	16,019,865	13,014,703	—	41,602,393
Lord Abbett Core Fixed Income	9,668,555	15,692,949	5,024,526	—	20,630,829
MFS Growth	30,456,144	12,043,787	9,826,989	—	33,218,158
MFS Large-Cap Value	17,744,522	30,575,557	12,662,437	—	39,656,063
Neuberger Berman / LSV Mid-Cap Value	1,808,584	719,648	763,405	—	2,041,741
Parametrics Emerging Markets Equity	1,177,331	1,852,581	1,743,623	—	1,416,636
Prudential Core Bond	61,907,396	23,878,713	32,232,867	—	55,659,517
QMA Emerging Markets Equity	830,218	1,427,536	1,326,657	—	1,011,777
QMA International Core Equity	26,436,313	12,109,172	7,137,292	—	31,620,198
QMA Large-Cap Value	111,891,739	37,427,488	31,916,943	—	129,145,108
Small-Cap Growth	10,081,052	6,140,331	4,584,112	—	12,939,723
Small-Cap Growth Opportunities	10,084,195	6,220,684	4,288,554	—	12,930,433
Small-Cap Value	19,996,462	11,667,680	12,556,037	—	24,535,119
T. Rowe Price Large-Cap Growth	24,524,240	7,018,773	12,408,265	—	19,010,657
T. Rowe Price Natural Resources	202,056	6,328,394	211,477	—	6,362,801
Value Equity	17,493,401	25,399,432	17,687,572	—	26,422,970
WEDGE Capital Mid-Cap Value	1,788,842	769,692	731,214	—	2,043,955
Wellington Management Global Bond	19,374,504	22,349,994	9,133,591	—	32,924,799
Western Asset Core Plus	44,428,232	16,469,039	25,593,786	—	37,137,365
Western Asset Emerging Markets Debt	2,740,701	1,009,812	2,502,753	—	1,516,696

	$887,487,712	$670,697,230	$601,095,890	$—	$1,020,285,639

Options written transactions, during the year ended December 31, 2016, were as follows:

	AST Bond Portfolio 2016		AST Bond Portfolio 2017
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	28,720,000	$6,389	88,640,000	$20,907
Written options	10,460,000	10,447	44,900,000	38,617
Expired options	(33,280,000)	(11,193)	(115,740,000)	(42,348)
Closed options	(5,900,000)	(5,643)	(17,800,000)	(17,176)

Balance at end of year	—	$—	—	$—

	AST Bond Portfolio 2018		AST Bond Portfolio 2019
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	108,880,000	$27,010	52,290,000	$12,843
Written options	50,240,000	44,749	24,940,000	22,269
Expired options	(137,420,000)	(50,904)	(66,430,000)	(24,684)
Closed options	(21,700,000)	(20,855)	(10,800,000)	(10,428)

Balance at end of year	—	$—	—	$—

B15

	AST Bond Portfolio 2020		AST Bond Portfolio 2021
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	120,270,000	$28,721	205,960,000	$48,911
Written options	55,100,000	49,668	95,720,000	86,397
Expired options	(151,170,000)	(55,079)	(259,280,000)	(94,455)
Closed options	(24,200,000)	(23,310)	(42,400,000)	(40,853)

Balance at end of year	—	$—	—	$—

	AST Bond Portfolio 2022		AST Bond Portfolio 2023
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	137,300,000	$30,858	29,800,000	$7,472
Written options	73,340,000	64,545	16,080,000	13,350
Expired options	(179,640,000)	(65,592)	(40,180,000)	(15,301)
Closed options	(31,000,000)	(29,811)	(5,700,000)	(5,521)

Balance at end of year	—	$—	—	$—

	AST Bond Portfolio 2024		AST Bond Portfolio 2025
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	10,970,000	$2,784	414,170,000	$105,305
Written options	4,300,000	3,976	159,600,000	159,784
Expired options	(13,370,000)	(4,919)	(485,670,000)	(180,317)
Closed options	(1,900,000)	(1,841)	(88,100,000)	(84,772)

Balance at end of year	—	$—	—	$—

	AST Bond Portfolio 2026		AST Investment Grade Bond Portfolio
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	85,810,000	$21,804	3,177,410,000	$917,435
Written options	63,060,000	48,311	6,884,040,000	15,475,214
Expired options	(130,770,000)	(52,694)	(5,736,850,000)	(7,934,143)
Closed options	(18,100,000)	(17,421)	(3,724,600,000)	(6,328,506)

Balance at end of year	—	$—	600,000,000	$2,130,000

	AST Prudential Core Bond Portfolio		AST Western Asset Core Plus Bond
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	816,800,000	$1,959,376	100,894,500	$3,518,531
Written options	1,946,210,000	2,140,293	421,025,125	38,951,763
Expired options	(1,563,160,000)	(1,828,250)	(483,211,875)	(33,787,293)
Closed options	(1,199,850,000)	(2,271,419)	(30,965,000)	(4,666,696)

Balance at end of year	—	$—	7,742,750	$4,016,305

B16

	AST Western Asset Emerging Markets Debt Portfolio
	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	—	$—
Written options	14,900	15,943
Expired options	(14,900)	(15,943)
Closed options	—	—

Balance at end of year	—	$—

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of zero percent, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2016. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
Bond Portfolio 2016	$240,645	1.75%	76	$769,000	$—
Bond Portfolio 2019	277,955	1.70%	22	405,000	—
Bond Portfolio 2020	947,300	1.71%	10	4,588,000	—
Bond Portfolio 2022	1,470,833	1.68%	6	3,459,000	—
Bond Portfolio 2023	136,500	1.71%	4	159,000	—
Bond Portfolio 2024	411,000	1.77%	8	710,000	—
Bond Portfolio 2025	19,695,960	1.77%	25	56,034,000	—
Bond Portfolio 2026	879,000	1.69%	3	879,000	—
Global Real Estate	3,520,615	1.70%	65	12,200,000	—
Investment Grade Bond	48,643,828	1.71%	58	278,563,000	—
QMA US Equity Alpha	3,322,625	1.68%	8	4,865,000	—
Western Asset Core Plus Bond	26,859,500	1.68%	12	57,939,000	—

B17

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
Western Asset Emerging Markets Debt	$390,000	1.80%	1	$390,000	$—

8.	Revision to Certain Prior Year Information

Included in the Financial Highlights of each of the Bond Portfolios 2016 through 2024, Investment Grade Bond and Prudential Core Bond, are revisions to prior years “Interest Income” and “Realized/Unrealized gain/(loss) on Investments”. The revisions relate to adjusting the amounts previously presented for the effect of amortization of premium and accretion of discount on certain fixed income securities. The revision does not impact the results of operations or net assets and is not material to the financial statements taken as a whole.

9.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

10.	Ownership

As of December 31, 2016, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

11.	Reorganization

On June 15, 2015, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST Neuberger Berman Core Bond Portfolio (“Merged Portfolio”) for shares of Lord Abbett Core Fixed Income (“Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolio. Shareholders approved the Plan at a meeting on October 5, 2015 and the reorganization took place on October 16, 2015.

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

On reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Cost	Total Investment Value
AST Neuberger Berman Core Bond Portfolio	$115,388,974	$115,202,126

The acquisition was accomplished by a tax-free exchange of the following shares on October 16, 2015:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Neuberger Berman Core Bond Portfolio	10,795,567	Lord Abbett Core Fixed Income	9,787,623	$118,039,088

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation	Acquiring Portfolio	Net Assets
AST Neuberger Berman Core Bond Portfolio	$118,039,088	$(186,848)	Lord Abbett Core Fixed Income	$1,446,468,596

Assuming the acquisition had been completed on January 1, 2015, the Acquiring Portfolio’s results of operations for the year ended December 31, 2015 were as follows:

B18

Acquiring Portfolio	Net Investment Income(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
Lord Abbett Core Fixed Income	$46,993,584	$(55,191,932)	$(8,198,348)

(a)	Net investment income as reported in the Statement of Operations (Year ended December 31, 2015) of the Acquiring Portfolio, plus $11,242,004 net investment income from the Merged Portfolio pre-merger.
(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2015) of the Acquiring Portfolio, plus $(9,511,044) net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger.

Because both the Merged Portfolio and Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Merged Portfolio that have been included in Acquiring Portfolio’s Statement of Operations since October 16, 2015.

12.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

13.	Subsequent Event

Effective as of January 3, 2017, the AST Bond Portfolio 2016 reached its intended maturity date. In accordance with its terms, the securities held by the AST Bond Portfolio 2016 were sold and all outstanding shares of beneficial interest of the Portfolio were redeemed by the separate accounts which owned the shares.

B19

Financial Highlights

	AST Bond Portfolio 2016
	Year Ended December 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$8.68	$8.70	$8.66	$8.71		$8.48

Income (Loss) From Investment Operations:
Net investment income (loss)	.04	.06	.12	.10	(d)	.06	(d)
Net realized and unrealized gain (loss) on investments	— (e)	(.08)	(.08)	(.15	)(f)	.28	(f)

Total from investment operations	.04	(.02)	.04	(.05)		.34

Less Distributions:	—	—	—	—		(.11)

Net Asset Value, end of year	$8.72	$8.68	$8.70	$8.66		$8.71

Total Return(a)	.46%	(.23)%	.46%	(.57)%		4.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$.1	$38.1	$9.6	$15.0		$49.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93%	.95%	.99%	.99%		.96%
Expenses Before Waivers and/or Expense Reimbursement	1.35%	1.37%	2.23%	1.22%		.96%
Net investment income (loss)	.46%	.68%	1.34%	1.15	%(g)	.72	%(g)
Portfolio turnover rate(h)	104%	203%	115%	409%		355%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.06 and $0.05, respectively (Note 8).

(e)	Less than $0.005 per share.

(f)	Revised for 2013 and 2012. Previously $(0.11) and $0.29, respectively (Note 8).

(g)	Revised for 2013 and 2012. Previously 0.73% and 0.53%, respectively (Note 8).

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2017
	Year Ended December 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.09	$12.07	$11.90	$12.15		$11.61

Income (Loss) From Investment Operations:
Net investment income (loss)	.10	.10	.13	.09	(d)	.06	(d)
Net realized and unrealized gain (loss) on investments	.04	(.08)	.04	(.34	)(e)	.53	(e)

Total from investment operations	.14	.02	.17	(.25)		.59

Less Distributions:	—	—	—	—		(.05)

Net Asset Value, end of year	$12.23	$12.09	$12.07	$11.90		$12.15

Total Return(a)	1.16%	.17%	1.43%	(2.06)%		5.12%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.9	$114.9	$111.2	$161.8		$355.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.83%	.89%	.87%	.80%		.78%
Expenses Before Waivers and/or Expense Reimbursement	.83%	.89%	.87%	.80%		.79%
Net investment income (loss)	.82%	.83%	1.09%	.75	%(f)	.53	%(f)
Portfolio turnover rate(g)	204%	140%	136%	269%		422%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.12 and $0.08, respectively (Note 8).

(e)	Revised for 2013 and 2012. Previously $(0.37) and $0.51, respectively (Note 8).

(f)	Revised for 2013 and 2012. Previously 0.97% and 0.72%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C20

Financial Highlights

	AST Bond Portfolio 2018
	Year Ended December 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.44	$12.34	$12.02	$12.41		$11.85

Income (Loss) From Investment Operations:
Net investment income (loss)	.09	.10	.13	.10	(d)	.07	(d)
Net realized and unrealized gain (loss) on investments	.11	— (e)	.19	(.49	)(f)	.60	(f)

Total from investment operations	.20	.10	.32	(.39)		.67

Less Distributions:	—	—	—	—		(.11)

Net Asset Value, end of year	$12.64	$12.44	$12.34	$12.02		$12.41

Total Return(a)	1.61%	.81%	2.66%	(3.14)%		5.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$119.8	$141.2	$167.8	$248.7		$515.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.84%	.83%	.78%		.77%
Expenses Before Waivers and/or Expense Reimbursement	.84%	.84%	.83%	.79%		.78%
Net investment income (loss)	.70%	.80%	1.09%	.83	%(g)	.55	%(g)
Portfolio turnover rate(h)	151%	90%	111%	311%		417%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.12 and $0.09, respectively (Note 8).

(e)	Less than $0.005 per share.

(f)	Revised for 2013 and 2012. Previously $(0.51) and $0.58, respectively (Note 8).

(g)	Revised for 2013 and 2012. Previously 1.02% and 0.71%, respectively (Note 8).

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2019
	Year Ended December 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$10.38	$10.27	$9.85	$10.35		$11.08

Income (Loss) From Investment Operations:
Net investment income (loss)	.02	.03	.09	.06	(d)	.06	(d)
Net realized and unrealized gain (loss) on investments	.13	.08	.33	(.56	)(e)	.56	(e)

Total from investment operations	.15	.11	.42	(.50)		.62

Less Distributions:	—	—	—	—		(1.35)

Net Asset Value, end of year	$10.53	$10.38	$10.27	$9.85		$10.35

Total Return(a)	1.45%	1.07%	4.26%	(4.83)%		5.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$59.6	$69.4	$74.3	$116.5		$199.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93%	.96%	.94%	.84%		.89%
Expenses Before Waivers and/or Expense Reimbursement	.96%	.96%	.94%	.84%		.89%
Net investment income (loss)	.22%	.26%	.86%	.60	%(f)	.55	%(f)
Portfolio turnover rate(g)	193%	153%	153%	351%		552%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.08 and $0.07, respectively (Note 8).

(e)	Revised for 2013 and 2012. Previously $(0.58) and $0.55, respectively (Note 8).

(f)	Revised for 2013 and 2012. Previously 0.79% and 0.65%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C21

Financial Highlights

	AST Bond Portfolio 2020
	Year Ended December 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.65	$6.55	$6.17	$6.60		$10.26

Income (Loss) From Investment Operations:
Net investment income (loss)	.06	.04	.07	.03	(d)	.11	(d)
Net realized and unrealized gain (loss) on investments	.07	.06	.31	(.46	)(e)	.43	(e)

Total from investment operations	.13	.10	.38	(.43)		.54

Less Distributions:	—	—	—	—		(4.20)

Net Asset Value, end of year	$6.78	$6.65	$6.55	$6.17		$6.60

Total Return(a)	1.95%	1.53%	6.16%	(6.52)%		6.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$120.4	$156.5	$163.7	$238.5		$3.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.85%	.84%	.85%		1.00%
Expenses Before Waivers and/or Expense Reimbursement	.84%	.85%	.84%	.85%		2.38%
Net investment income (loss)	.89%	.54%	1.08%	.47	%(f)	1.30	%(f)
Portfolio turnover rate(g)	111%	157%	214%	415%		470%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.06 and $0.10, respectively (Note 8).

(e)	Revised for 2013 and 2012. Previously $(0.49) and $0.44, respectively (Note 8).

(f)	Revised for 2013 and 2012. Previously 0.94% and 1.17%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2021
	Year Ended December 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$14.27	$14.02	$13.01	$14.00		$13.47

Income (Loss) From Investment Operations:
Net investment income (loss)	.16	.14	.20	.17	(d)	.14	(d)
Net realized and unrealized gain (loss) on investments	.13	.11	.81	(1.16	)(e)	.77	(e)

Total from investment operations	.29	.25	1.01	(.99)		.91

Less Distributions:	—	—	—	—		(.38)

Net Asset Value, end of year	$14.56	$14.27	$14.02	$13.01		$14.00

Total Return(a)	2.03%	1.78%	7.76%	(7.07)%		6.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.7	$272.2	$268.0	$111.6		$381.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79%	.80%	.83%	.82%		.77%
Expenses Before Waivers and/or Expense Reimbursement	.79%	.80%	.83%	.82%		.78%
Net investment income (loss)	1.08%	.97%	1.43%	1.26	%(f)	1.03	%(f)
Portfolio turnover rate(g)	137%	169%	281%	341%		383%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.15 and $0.12, respectively (Note 8).

(e)	Revised for 2013 and 2012. Previously $(1.14) and $0.79, respectively (Note 8).

(f)	Revised for 2013 and 2012. Previously 1.13% and 0.91%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C22

Financial Highlights

	AST Bond Portfolio 2022
	Year Ended December 31,
	2016(c)	2015(c)	2014(c)	2013(c)		2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.15	$12.88	$11.67	$12.93		$12.24

Income (Loss) From Investment Operations:
Net investment income (loss)	.14	.11	.15	.11	(d)	.05	(d)
Net realized and unrealized gain (loss) on investments	.10	.16	1.06	(1.37	)(e)	.67	(e)

Total from investment operations	.24	.27	1.21	(1.26)		.72

Less Distributions:	—	—	—	—		(.03)

Net Asset Value, end of year	$13.39	$13.15	$12.88	$11.67		$12.93

Total Return(a)	1.83%	2.10%	10.37%	(9.74)%		5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$175.6	$195.1	$78.3	$109.7		$452.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.80%	.85%	.93%	.81%		.78%
Expenses Before Waivers and/or Expense Reimbursement	.80%	.85%	.93%	.81%		.78%
Net investment income (loss)	.98%	.85%	1.22%	.87	%(f)	.44	%(f)
Portfolio turnover rate(g)	186%	178%	325%	404%		420%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.15 and $0.08, respectively (Note 8).

(e)	Revised for 2013 and 2012. Previously $(1.41) and $0.64, respectively (Note 8).

(f)	Revised for 2013 and 2012. Previously 1.17% and 0.63%, respectively (Note 8).

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Bond Portfolio 2023
	Year Ended December 31,					January 3, 2012(c) through December 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.01	$10.70	$9.51	$10.59		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.03	— (e)	.12	.08	(f)	(.03	)(f)
Net realized and unrealized gain (loss) on investments	.17	.31	1.07	(1.16	)(g)	.62	(g)

Total from investment operations	.20	.31	1.19	(1.08)		.59

Net Asset Value, end of period	$11.21	$11.01	$10.70	$9.51		$10.59

Total Return(a)	1.82%	2.90%	12.51%	(10.20)%		5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$59.6	$37.3	$244.9	$586.6		$142.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93%	.91%	.78%	.77%		1.00	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.07%	.97%	.79%	.78%		1.07	%(h)
Net investment income (loss)	.27%	.04%	1.18%	.83	%(i)	(.31	)%(h)(i)
Portfolio turnover rate(j)	153%	323%	132%	434%		537	%(k)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Revised for 2013 and 2012. Previously $0.10 and $(0.02), respectively (Note 8).

(g)	Revised for 2013 and 2012. Previously $(1.18) and $0.61, respectively (Note 8).

(h)	Annualized.

(i)	Revised for 2013 and 2012. Previously 1.00% and (0.18)%, respectively (Note 8).

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C23

Financial Highlights

	AST Bond Portfolio 2024
	Year Ended December 31,				January 2, 2013(c) through December 31, 2013
	2016		2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.49		$10.21	$8.91	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.09		.02	.11	.07
Net realized and unrealized gain (loss) on investments	.12		.26	1.19	(1.16)

Total from investment operations	.21		.28	1.30	(1.09)

Capital Contributions(e)(Note 4)	—	(f)	—	—	—

Net Asset Value, end of period	$10.70		$10.49	$10.21	$8.91

Total Return(a)	2.00	%(g)	2.74%	14.59%	(10.90)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8.0		$13.1	$208.3	$259.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.93%		.93%	.82%	.82	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.80%		1.05%	.82%	.82	%(h)
Net investment income (loss)	.80%		.22%	1.14%	.82	%(h)(i)
Portfolio turnover rate(j)	119%		270%	165%	462	%(k)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Revised for 2013. Previously 1.10% (Note 8).

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)	Not annualized.

	AST Bond Portfolio 2025
	Year Ended December 31,		January 2, 2014(c) through December 31, 2014
	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.74	$11.51	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.14	.14	.11
Net realized and unrealized gain (loss) on investments	.15	.09	1.40

Total from investment operations	.29	.23	1.51

Net Asset Value, end of period	$12.03	$11.74	$11.51

Total Return(a)	2.47%	2.00%	15.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$33.0	$567.5	$106.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79%	.77%	.99	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.79%	.77%	1.11	%(e)
Net investment income (loss)	1.08%	1.19%	1.04	%(e)
Portfolio turnover rate(f)	131%	313%	325	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C24

Financial Highlights

	AST Bond Portfolio 2026
	Year Ended December 31, 2016	January 2, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.12	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.11	.10
Net realized and unrealized gain (loss) on investments	.10	.02

Total from investment operations	.21	.12

Net Asset Value, end of period	$10.33	$10.12

Total Return(a)	2.08%	1.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$340.6	$115.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.81%	.89	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.81%	.91	%(e)
Net investment income (loss)	.99%	1.03	%(e)
Portfolio turnover rate(f)	203%	283	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2027
	January 4, 2016(c) through December 31, 2016
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.08
Net realized and unrealized gain (loss) on investments	(.02)

Total from investment operations	.06

Net Asset Value, end of period	$10.06

Total Return(a)	.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$399.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.84	%(e)
Net investment income (loss)	.77	%(e)
Portfolio turnover rate(f)	175	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C25

Financial Highlights

	AST Global Real Estate Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20		$11.21	$9.84	$9.43	$7.57

Income (Loss) From Investment Operations:
Net investment income (loss)	.18		.16	.19	.12	.14
Net realized and unrealized gain (loss) on investments	(.10)		(.17)	1.18	.29	1.86

Total from investment operations	.08		(.01)	1.37	.41	2.00

Less Distributions:	—		—	—	—	(.14)

Capital Contributions(d)(Note 4)	.02		—	—	—	—

Net Asset Value, end of year	$11.30		$11.20	$11.21	$9.84	$9.43

Total Return(a)	.89	%(e)	(.09)%	13.92%	4.35%	26.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$415.9		$535.7	$654.4	$595.3	$548.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.14%		1.14%	1.13%	1.14%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.14%		1.14%	1.13%	1.14%	1.17%
Net investment income (loss)	1.61%		1.44%	1.62%	1.21%	1.66%
Portfolio turnover rate	84%		69%	57%	41%	39%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 0.71%.

	AST High Yield Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.12		$8.42	$8.21	$7.66	$7.21

Income (Loss) From Investment Operations:
Net investment income (loss)	.55		.48	.49	.48	.49
Net realized and unrealized gain (loss) on investments	.70		(.78)	(.28)	.07	.46

Total from investment operations	1.25		(.30)	.21	.55	.95

Less Distributions:	—		—	—	—	(.50)

Capital Contributions(d)(Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$9.37		$8.12	$8.42	$8.21	$7.66

Total Return(a)	15.39	%(f)	(3.56)%	2.56%	7.18%	13.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,192.2		$1,372.4	$1,169.9	$1,563.5	$1,605.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85%		.85%	.79%	.76%	.82%
Expenses Before Waivers and/or Expense Reimbursement	.85%		.85%	.86%	.86%	.88%
Net investment income (loss)	6.30%		5.63%	5.74%	6.07%	6.47%
Portfolio turnover rate(g)	47%		49%	52%	63%	64%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C26

Financial Highlights

	AST Investment Grade Bond Portfolio
	Year Ended December 31,
	2016		2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$6.90		$6.82	$6.39	$6.60		$6.12

Income (Loss) From Investment Operations:
Net investment income (loss)	.14		.16	.21	.18	(d)	.11	(d)
Net realized and unrealized gain (loss) on investments	.15		(.08)	.22	(.39	)(e)	.46	(e)

Total from investment operations	.29		.08	.43	(.21)		.57

Less Distributions:	—		—	—	—		(.09)

Capital Contributions(f)(Note 4)	—	(g)	—	—	—		—

Net Asset Value, end of year	$7.19		$6.90	$6.82	$6.39		$6.60

Total Return(a)	4.20	%(h)	1.17%	6.73%	(3.18)%		9.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,109.5		$4,549.7	$1,418.2	$1,321.7		$5,565.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.70%		.71%	.75%	.74%		.72%
Expenses Before Waivers and/or Expense Reimbursement	.74%		.74%	.78%	.77%		.76%
Net investment income (loss)	1.95%		2.28%	3.13%	2.75	%(i)	1.75	%(i)
Portfolio turnover rate(j)	551%		401%	281%	656%		914%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.19 and $0.13, respectively (Note 8).

(e)	Revised for 2013 and 2012. Previously $(0.40) and $0.44, respectively (Note 8).

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Less than $0.005 per share.

(h)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(i)	Revised for 2013 and 2012. Previously 2.92% and 2.07%, respectively (Note 8).

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST Lord Abbett Core Fixed Income Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.92		$11.98	$11.27	$11.50	$11.30

Income (Loss) From Investment Operations:
Net investment income (loss)	.21		.20	.19	.16	.14
Net realized and unrealized gain (loss) on investments	.10		(.26)	.52	(.39)	.52

Total from investment operations	.31		(.06)	.71	(.23)	.66

Less Distributions:	—		—	—	—	(.46)

Capital Contributions(d)(Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$12.23		$11.92	$11.98	$11.27	$11.50

Total Return(a)	2.60	%(f)	(.50)%	6.30%	(2.00)%	5.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,029.3		$1,532.4	$2,348.7	$1,587.3	$2,545.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.61%		.59%	.58%	.65%	.75%
Expenses Before Waivers and/or Expense Reimbursement	.86%		.89%	.89%	.89%	.92%
Net investment income (loss)	1.69%		1.71%	1.61%	1.37%	1.39%
Portfolio turnover rate(g)	518%		543%	550%	625%	580%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C27

Financial Highlights

	AST Prudential Core Bond Portfolio
	Year Ended December 31,
	2016		2015	2014	2013		2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$11.17		$11.20	$10.56	$10.81		$10.14

Income (Loss) From Investment Operations:
Net investment income (loss)	.28		.25	.24	.22	(d)	.20	(d)
Net realized and unrealized gain (loss) on investments	.19		(.28)	.40	(.47	)(e)	.52	(e)

Total from investment operations	.47		(.03)	.64	(.25)		.72

Less Distributions:	—		—	—	—		(.05)

Capital Contributions(f)(Note 4)	—	(g)	—	—	—		—

Net Asset Value, end of year	$11.64		$11.17	$11.20	$10.56		$10.81

Total Return(a)	4.21	%(h)	(.27)%	6.06%	(2.31)%		7.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,139.3		$3,410.2	$3,994.4	$3,204.5		$3,869.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.74%		.74%	.75%	.75%		.75%
Expenses Before Waivers and/or Expense Reimbursement	.76%		.78%	.78%	.79%		.82%
Net investment income (loss)	2.37%		2.19%	2.23%	2.11	%(i)	1.99	%(i)
Portfolio turnover rate(j)	172%		310%	327%	667%		532%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Revised for 2013 and 2012. Previously $0.26 and $0.24, respectively (Note 8).

(e)	Revised for 2013 and 2012. Previously $(0.51) and $0.48, respectively (Note 8).

(f)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(g)	Less than $0.005 per share.

(h)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(i)	Revised for 2013 and 2012. Previously 2.46% and 2.38%, respectively (Note 8).

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2016(c)		2015(c)		2014(c)		2013(c)		2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.76		$21.11		$18.01		$13.60		$11.55

Income (Loss) From Investment Operations:
Net investment income (loss)	.22		.22		.12		.13		.13
Net realized and unrealized gain (loss) on investments	3.00		.43		2.98		4.28		2.03

Total from investment operations	3.22		.65		3.10		4.41		2.16

Less Distributions:	—		—		—		—		(.11)

Capital Contributions(d)(Note 4)	.01		—		—		—		—

Net Asset Value, end of year	$24.99		$21.76		$21.11		$18.01		$13.60

Total Return(a)	14.84	%(e)	3.08%		17.21%		32.43%		18.81%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$654.8		$582.7		$590.5		$479.8		$416.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.67	%(f)	1.54	%(f)	1.51	%(f)	1.60	%(f)	1.78	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.67	%(f)	1.54	%(f)	1.51	%(f)	1.60	%(f)	1.78	%(f)
Net investment income (loss)	.97%		1.01%		.74%		.84%		1.01%
Portfolio turnover rate	94%		105%		103%		103%		137%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 14.79%.

(f)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.56%, 0.42%, 0.38%, 0.47% and 0.63% for the years December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C28

Financial Highlights

	AST Quantitative Modeling Portfolio
	Year Ended December 31,
	2016(c)	2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.29	$13.27	$12.46	$10.18	$9.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.04)	(.04)	(.03)	(.05)	.05
Net realized and unrealized gain (loss) on investments	.88	.06	.84	2.33	1.13

Total from investment operations	.84	.02	.81	2.28	1.18

Less Distributions:	—	—	—	—	— (d)

Net Asset Value, end of year	$14.13	$13.29	$13.27	$12.46	$10.18

Total Return(a)	6.32%	.15%	6.50%	22.40%	13.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,025.6	$893.8	$658.5	$430.0	$203.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.26%	.27%	.28%	.30%	.31%
Expenses Before Waivers and/or Expense Reimbursement	.27%	.27%	.28%	.30%	.32%
Net investment income (loss)	(.26)%	(.27)%	(.28)%	(.30)%	.72%
Portfolio turnover rate	64%	63%	22%	46%	81%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.45		$11.33	$10.56	$10.72	$10.70

Income (Loss) From Investment Operations:
Net investment income (loss)	.38		.34	.32	.28	.28
Net realized and unrealized gain (loss) on investments	.22		(.22)	.45	(.44)	.53

Total from investment operations	.60		.12	.77	(.16)	.81

Less Distributions:	—		—	—	—	(.79)

Capital Contributions(d)(Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$12.05		$11.45	$11.33	$10.56	$10.72

Total Return(a)	5.24	%(f)	1.06%	7.29%	(1.49)%	7.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,053.7		$3,358.7	$3,797.8	$3,131.9	$2,856.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.66%		.58%	.61%	.72%	.78%
Expenses Before Waivers and/or Expense Reimbursement	.78%		.78%	.79%	.79%	.82%
Net investment income (loss)	3.15%		2.95%	2.94%	2.60%	2.70%
Portfolio turnover rate(g)	155%		170%	245%	284%	302%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C29

Financial Highlights

	AST Western Asset Emerging Markets Debt Portfolio
	Year Ended December 31,				August 20, 2012(c) through December 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.43	$9.73	$9.60	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.51	.44	.49	.42	.13
Net realized and unrealized gain (loss) on investments	.49	(.74)	(.36)	(1.27)	.32

Total from investment operations	1.00	(.30)	.13	(.85)	.45

Net Asset Value, end of period	$10.43	$9.43	$9.73	$9.60	$10.45

Total Return(a)	10.60%	(3.08)%	1.35%	(8.13)%	4.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$163.0	$148.9	$421.1	$274.9	$293.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	.99%	.95%	.96%	.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.00%	1.01%	1.01	%(e)
Net investment income (loss)	4.94%	4.57%	4.88%	4.26%	3.49	%(e)
Portfolio turnover rate(f)	42%	51%	35%	35%	6	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C30

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027 (commenced operations January 4, 2016), AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Investment Grade Bond Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Prudential Core Bond Portfolio, AST QMA US Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for AST QMA US Equity Alpha Portfolio for the year then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

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Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

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751 Broad Street

Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-B

Advanced Series Trust

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Advanced Strategies Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Low Duration Bond Portfolio

AST FI Pyramis® Quantitative Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

AST RCM World Trends Portfolio

AST Schroders Global Tactical Portfolio

AST T. Rowe Price Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Advanced Strategies Portfolio	A1
	AST Balanced Asset Allocation Portfolio	A64
	AST BlackRock Global Strategies Portfolio	A68
	AST BlackRock/Loomis Sayles Bond Portfolio	A129
	AST BlackRock Low Duration Bond Portfolio	A209
	AST FI Pyramis® Quantitative Portfolio	A235
	AST Preservation Asset Allocation Portfolio	A280
	AST Prudential Growth Allocation Portfolio	A284
	AST RCM World Trends Portfolio	A330
	AST Schroders Global Tactical Portfolio	A356
	AST T. Rowe Price Asset Allocation Portfolio	A388
	Glossary	A445

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

AST Advanced Strategies Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.11%	8.70%	5.30%
Blended Index	7.53	8.57	4.95
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Advanced Strategies Portfolio returned 7.11%.

The net assets of the Portfolio at December 31, 2016 were $8,475.4 million.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies. The Portfolio is subadvised by Brown Advisory (Brown), LLC, Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM Fixed Income, Pacific Investment Management Company (PIMCO), Quantitative Management Associates LLC (QMA), T. Rowe Price Associates, Inc., and William Blair Investment Management LLC (William Blair).

What were market conditions during the reporting period?

Throughout the reporting period, investors moved between buying and selling high dividend-yielding stocks, as speculation swirled around the timing and magnitude of Federal Reserve rate hikes. In addition, volatility surrounding the UK’s vote to leave the European Union (commonly known as Brexit) and the US elections caused the performance of many managers to fluctuate as markets tended to move against consensus expectations for these events.

What strategies or holdings affected the Portfolio’s performance?

Subadviser selection/allocation added to the Portfolio’s performance. Tactical moves among asset classes detracted. The Portfolio maintained a very small overweight to US equities, an underweight in bonds, and a neutral allocation in international stocks. The Portfolio was almost neutral in growth and value stocks as well as in large-cap and small-cap stocks.

Subadviser performance was mixed during the period. Within US equities, Loomis Sayles Large Cap Growth, T. Rowe Price Large Cap Value, and AST Small Cap Growth added value. The international equity component, subadvised by William Blair and LSV, meaningfully added to Portfolio results. Within fixed income, the Portfolio benefited from allocations to Prudential Core Plus, PIMCO Hedged International, and PIMCO Real Return.

Did the Portfolio’s use of derivatives affect performance?

Some of the Portfolio’s strategies make significant use of derivatives. The PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The bond strategies use derivatives to manage portfolio risk, for liquidity, and to help exploit market inefficiencies. The Portfolio’s active overlay component, subadvised by QMA, uses both ETFs and futures to manage cash flows and provide liquidity for the Portfolio, as well as to implement tactical asset allocation decisions as described above. As the real return portion of the Portfolio outperformed for the period, its use of derivatives contributed positively. The performance of the active overlay was flat to slightly positive, and as a result, its use of derivatives did not have a material impact on the Portfolio’s results during the reporting period.

Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Bloomberg Barclays US TIPS Index, Bloomberg Commodity Index, and the Wilshire US REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST Balanced Asset Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	6.30%	8.53%	4.82%
Blended Index	7.46	8.83	5.64
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Balanced Asset Allocation Portfolio returned 6.30%.

The net assets of the Portfolio at December 31, 2016 were $10,593.7 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Throughout the reporting period, investors moved between buying and selling high-dividend-yielding stocks, as speculation swirled around the timing and magnitude of Federal Reserve rate hikes. In addition, volatility surrounding the UK’s vote to leave the European Union (commonly known as Brexit) and the US elections caused the performance of many managers to fluctuate as markets tended to move against consensus expectations for these events.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations detracted from the Portfolio’s relative performance during the reporting period. Because of sluggish economic growth but no sign of a recession in 2016, the Portfolio was generally positioned with a small overweight in equities (tilted toward the US), an underweight in bonds (but with non-benchmark positions in high yield corporate bonds, emerging markets debt, and short-duration securities), and an overweight in cash. In the subadviser’s view, as the headwinds of higher oil prices and US dollar strength dissipated in early 2016, this would create a tailwind for the economy and corporate earnings. The results of the November US election shifted expectations for global growth to the upside, led by the US, where there was potential for tax cuts and other fiscal stimulus measures under a Donald Trump-led administration. Given that economic indicators were trending upward, prompting the Fed to raise short-term interest rates in December, the subadviser increased the Portfolio’s exposure to equities, cash, and non-benchmark positions in the natural resources sector. At the same time, the Portfolio reduced its exposure to bonds. By the end of the period, the Portfolio was tilted toward value stocks relative to growth stocks, as corporate earnings were growing again and because with more abundant growth, the subadviser expected value stocks to continue to appreciate. In addition, value stocks, especially in the financials and energy sectors, tend to outperform during periods of rising inflation, which is expected in 2017.

In general, subadviser sleeves selection detracted during the period. Large-cap core sleeves largely added value, while more style-specific large-cap growth and large-cap value sleeves underperformed. An exception was Hotchkis & Wiley Large Cap Value, segment, which benefited from a rise in financial stocks following the US election. Within international equities, value managers contributed positively and growth managers detracted from results. Performance among fixed income managers was largely positive.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance, as both equity and fixed income markets produced better returns than cash during the reporting period.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures are used to provide this liquidity and are not designed to add value to the Portfolio.

Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST BlackRock Global Strategies Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.96%	6.18%	4.03%
Blended Index	8.21	6.64	4.80
S&P 500 Index	11.94	14.65	11.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2011. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST BlackRock Global Strategies Portfolio returned 6.96%.

The net assets of the Portfolio at December 31, 2016 were $2,277.0 million.

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk. The Portfolio is subadvised by BlackRock Investment Management, LLC., and BlackRock International, Ltd.

What were market conditions during the reporting period?

Although economic growth, monetary policy, and inflation remained important trends, geopolitical developments played a much larger than typical role in terms of driving asset prices. Equity markets weakened substantially at the beginning of the year as concerns over financial stability in China mounted. However, renewed strength in developed-market economic data early in the second quarter relieved concerns and encouraged a meaningful recovery. Global central banks led by the Federal Reserve adopted more accommodative policies than had been expected, which also relieved investor concerns.

The widely unexpected result of the UK’s “Brexit” referendum drove substantial volatility in its immediate wake, but markets recovered quickly as participants grew more sanguine about the economic impact. The post-Brexit rally slowed in August and September, however, as worries of monetary tightening in major developed economies, combined with a temporary slowdown in global growth data, weighed on risk appetite.

The unexpected presidential election of Donald Trump unleashed a major sell-off in global bond markets and equities strengthened meaningfully. The Federal Reserve hiked interest rates as economic data continued to accelerate around the globe. The move, combined with signs of firming inflation, drove equity markets and bond yields higher.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from a combination of directional equity and fixed income positioning, as well as relative value fixed income views. The largest contributor to performance was an underweight to US 30-year bond futures. Increased inflation pressures were expected to push up the back end of the US yield curve, and although this position was a large detractor early in the year as the Federal Reserve proved more accommodative than expected, a spike in inflation expectations following the US presidential election propelled performance on the trade into positive territory.

In terms of directional equity positions, the Portfolio benefited by overweighting equities following geopolitical event-triggered sell-offs. Immediately following Brexit, the Portfolio moved overweight German and Japanese equities as these countries appeared to be over-discounted relative to robust underlying economic data. The Portfolio subsequently sold these overweights, realizing profits, as market pricing moved to a level consistent with the Team’s expectations. Key detractors to performance included an overweight to Japanese equities in anticipation of monetary accommodation by the Bank of Japan, which failed to materialize, and an overweight to global equities based on the premise that the first quarter sell-off was not supported by macro fundamentals.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used equity, fixed income, and currency derivatives as a part of the investment strategy to efficiently implement and manage risk. Overall, the usage of derivatives had a significantly positive impact.

Blended Index consists of MSCI All Country World Index (GD) (40%) a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Bloomberg Barclays US High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures US publicly traded real estate investment trusts, and Bloomberg Commodity Index (5%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.23%	2.68%	4.58%
Bloomberg Barclays US Aggregate Bond Index	2.65	2.23	4.34

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST BlackRock/Loomis Sayles Bond Portfolio returned 4.23%.

The net assets of the Portfolio at December 31, 2016 were $3,635.4 million.

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited, and Loomis Sayles & Company, LP.

What were market conditions during the reporting period?

Although the Federal Reserve was widely expected to begin tightening US monetary policy, early on weakness in China’s economy and collapsing oil prices fueled recessionary concerns, keeping the Fed sidelined. Heightened expectations for the pace of the domestic economic recovery, following the election of Mr. Trump, allowed the Fed to raise interest rates in December. Quantitative easing continued around the world, particularly in the euro zone and Japan. Low interest rates on foreign bonds coupled with a stronger US dollar made US bonds more attractive to foreign investors.

Two political surprises and the market’s unexpected response to them were significant events in the bond market. The UK’s referendum and the US presidential election results pushed bond prices sharply lower. Optimism surged after the presidential election based on the assumption that fiscal stimulus, tax reform, and decreased regulation would accelerate the pace of economic growth, and investors rotated out of bonds and into equities. As is often the case when the outlook for economic growth surges, bonds with the lowest credit rating outperformed.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio maintained an overweight position in investment-grade and high yield credit, structured product (commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities) and Treasury inflation-protected securities (TIPS). The Portfolio maintained an underweight to lower yielding government sectors, including nominal US Treasuries, agency debentures, and agency mortgage pass-throughs.

Higher yielding spread sectors outperformed, as low global rates and an improving US economy contributed to tightening credit spreads. The Portfolio’s positions benefited during this environment and the Portfolio outperformed its respective benchmark. The main driver of the Portfolio’s outperformance relative to the Bloomberg Barclays US Aggregate Bond Index was an out-of-benchmark sector allocation to high yield, which significantly outperformed other fixed income sectors. Additionally, overweight sector allocations to investment-grade corporate bonds and structured product contributed to absolute and relative returns. The Portfolio’s underweight to lower yielding, more rate-sensitive US government sectors contributed to Portfolio results, as most other sectors outperformed. Conversely, non-US-dollar denominated issues, namely exposure to the Mexican peso, detracted from relative and absolute performance. An overweight to the financial sector was also a headwind, as the sector largely underperformed industrials.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives, mostly in order to hedge positions and exposures. The Loomis Sayles sleeve utilized a euro currency forward to neutralize the effect of euro currency exposure in euro-denominated securities. In the BlackRock sleeve, derivatives had a minimal impact on returns, and are used as a broader risk management strategy, including the use of futures, foreign exchange, swaps and options to manage duration and yield curve (interest rate) exposure. Duration is a measure of a bond’s sensitivity to interest rates over time. Derivatives held in both sleeves had a neutral impact on the Portfolio.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST BlackRock Low Duration Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	1.64%	0.88%	2.83%
BofA Merrill Lynch 1-3 Year Treasury Index	0.89	0.57	2.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST BlackRock Low Duration Bond Portfolio returned 1.64%.

The net assets of the Portfolio at December 31, 2016 were $643.5 million.

The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

In 2016, markets were dominated by central bank policy and political events. In late June, the UK voted unexpectedly to leave the EU. Interest rate markets were positioned for a “remain” outcome to the referendum and reacted negatively, but credit spreads remained well behaved, widening only marginally before resuming a tightening trend. Later in the year, the US presidential elections and speculation over the Federal Reserve drove price action in fixed income. After the surprise election of Donald Trump, the prospect of lighter regulation and fiscal stimulus buoyed markets. Primarily due to the central bank raising its forecast for further rate increases in 2017, the Fed raised the benchmark interest rate in December, and although the raise was expected, it caused a spike in interest rates. Abroad, major central banks such as the Bank of Japan and the European Central Bank (ECB) remained in easing mode.

Yields on shorter duration US Treasury bonds rose to a greater degree than longer duration bonds, causing the yield curve to flatten. Higher yields and diminished roll down (i.e., buying securities around the steepest portion of the yield curve and holding them as they “roll down” the slope of the curve) created a difficult environment for short duration portfolios. However, the impact was counterbalanced by tightening in short duration spread sectors, which largely tightened over the year.

What strategies or holdings affected the Portfolio’s performance?

In the beginning of the year the Portfolio increased its allocation to Treasuries while underweighting corporate credit due to concerns over a continued earnings recession in the US and slowing global growth. After markets reacted positively to the ECB’s quantitative easing announcement, the Portfolio cautiously increased credit risk exposure. Given the muted movement in spreads after the affirmative Brexit vote and the strong third-quarter corporate earnings reports, the Portfolio was repositioned to be overweight corporate bonds versus the benchmark, and the allocation to riskier spread sectors was increased. The Portfolio traded duration tactically, but ended the year with a short duration position versus the benchmark in light of the higher interest rate environment.

The largest contributors to performance were the Portfolio’s allocations to high yield, asset-backed securities, collateralized mortgage-backed securities, mortgages, and investment-grade credit. Investment-grade credit selection and sovereign plus credit selection also supported relative returns. Detracting from performance were the Portfolio’s duration and yield curve positioning, underweight to emerging markets, and active exposure in the foreign currency exchange markets.

Did the Portfolio’s use of derivatives affect performance?

Derivatives had a positive impact on returns. Derivatives are used as a broader risk management strategy. The Portfolio utilizes futures, foreign exchange, currency swaps, swaps, and options to manage duration and yield curve exposure.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST FI Pyramis® Quantitative Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.25%	6.64%	3.18%
Blended Index	5.94	7.95	4.58
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST FI Pyramis® Quantitative Portfolio returned 4.25%.

The net assets of the Portfolio at December 31, 2016 were $4,791.5 million.

The investment objective of the Portfolio is long-term capital growth balanced by current income. The Portfolio is subadvised by Pyramis® Global Advisors, LLC.

What were market conditions during the reporting period?

2016 was characterized by the financial markets’ response to interest rate movements and to unexpected political developments. At the start of the year, the prospect of four rate increases in the US unsettled emerging markets, particularly China. There was a general rush to safety with risk assets selling off. In mid-February, the Federal Reserve said it was mindful of global conditions, which was interpreted as a decision to hold off on rate increases. Indeed, this proved to be the case as there was only one increase, which came in December. This allowed risk assets to move ahead, but bond yields continued to decline as the European Central Bank (ECB) and Bank of Japan (BoJ) further loosened their respective monetary policies.

The political equilibrium was shattered first by the decision of UK voters to leave the European Union in late June, followed by the election of Donald Trump as US president in November. This transatlantic tide of populism has led to existential worries about the future of the euro and the EU. The US experienced a large stock rally and bond sell-off as investors anticipated tax cuts, fiscal stimulus, infrastructure spending, and higher inflation and interest rates. The US dollar moved to multi-year highs, and emerging markets wobbled under a possible protectionist threat and a real US dollar increase.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed both its Blended and broader benchmarks for the year due largely to stock selection in the underlying equity portfolios. The global low volatility strategy performed well in the earlier part of the year as bond yields declined. The Portfolio’s allocation was reduced as rates bottomed out and began to rise later in the year. Strong sector and stock rotation resulting from the political events of the year made it difficult for active managers as most of the higher-quality stocks that were overweight in many of the underlying portfolios lagged their benchmarks. Emerging Market Equity, an out-of-benchmark position, added value from both an allocation perspective and from outperformance of the underlying strategy’s benchmark. The Portfolio’s real estate investment trust (REIT) strategy was liquidated in the summer as concerns mounted about valuations and rising rates. The Portfolio’s bond strategies performed strongly and made a positive contribution to relative performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used futures contracts on major global stock indexes to manage cash flow and also held interest rate swaps. These holdings had a modest impact on relative performance.

Blended Index consists of S&P 500 Index (27%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (32.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index (5.5%) is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest US stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Preservation Asset Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.52%	6.15%	4.69%
Blended Index	5.49	6.09	5.22
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Preservation Asset Allocation Portfolio returned 5.52%.

The net assets of the Portfolio at December 31, 2016 were $6,601.5 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Throughout the year, investors oscillated between buying and selling high-dividend-yielding stocks as speculation swirled around the timing and magnitude of Fed rate hikes. In addition, volatility surrounding the UK vote on Brexit and the US elections caused many managers to be whipsawed as markets tended to move against consensus expectations on each of these events.

What strategies or holdings affected the Portfolio’s performance?

For 2016, tactical allocations detracted from Portfolio relative performance. With a forecast of still sluggish economic growth, but no recession in 2016, in general, the Portfolio was positioned with small equity overweights, tilted toward the US, underweight bonds (but with off-benchmark positions in HY, EMD, and short duration), and overweight cash. Expectations were that as the headwinds of higher oil and USD dissipated in early 2016, this would create a tailwind for the economy and earnings going forward. The results of the US election shifted perceptions to the upside on global growth, being led by the US with potential tax cuts and other fiscal stimulus measures. As economic indicators were already trending upward, prompting the Fed to raise rates, QMA further increased exposure to equities, cash, and off-benchmark positions in natural resources at the expense of bonds. QMA has tilted the Portfolio toward value stocks relative to growth stocks as corporate earnings are growing again. As growth becomes more abundant, QMA expects value stocks to continue to rebound. In addition, value stocks, with the top sectors of financials and energy, tend to outperform during periods of rising inflation, which QMA expects.

In general, subadviser selection detracted over the period. Large-cap core sleeves largely added value over the period while the more style-specific large-cap growth and large-cap value sleeves underperformed. Hotchkis & Wiley Large Cap Value segment was the exception, which benefited from a boost in financial stocks following the US election. Within international equity sleeves in the value space were additive while growth subadvisers detracted. Performance in fixed income was largely positive.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Prudential Growth Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	10.09%	9.57%	3.90%
Blended Index	8.11	9.84	5.70
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Prudential Growth Allocation Portfolio returned 10.09%.

The net assets of the Portfolio at December 31, 2016 were $11,314.4 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by PGIM Fixed Income and Quantitative Management Associates LLC. (QMA).

What were market conditions during the reporting period?

Fears of a global growth slowdown at the beginning of the year pushed stocks down over 10%, while oil prices bottomed out near $26 per barrel. As these concerns dissipated and oil prices stabilized, the market backdrop became more supportive of stock prices, catalyzing a strong rebound in US stocks. The strong market environment was further supported by the surprising US presidential victory of Donald Trump as markets priced in expectations for strong US growth and high inflation in response to potential policy initiatives. The US economic backdrop also continued to improve and third-quarter corporate earnings grew for the first time in several quarters.

International developed markets had a more challenging year highlighted by the United Kingdom’s Brexit referendum and the continuation of Europe and Japan’s monetary policy initiatives aimed at spurring growth and inflation. This policy divergence served as a significant headwind for US-dollar-denominated investors as foreign stock returns were further limited by the strengthening of the US dollar versus the euro, pound, and yen.

The second half of the year was a difficult environment for fixed income investors as Treasury bond yields hit two-year highs in response to Donald Trump’s victory and increased expectations for growth and inflation. Providing further upward pressure on rates, the US Federal Reserve implemented a 25 basis points rate hike and increased expectations for further hikes heading into 2017. Despite the volatile backdrop with several surprising geopolitical developments, most asset classes posted positive absolute returns.

What strategies or holdings affected the Portfolio’s performance?

Both tactical asset allocation (short-term changes) and the underlying performance of the Portfolio’s sleeves contributed positively to performance relative to the blended benchmark. The Portfolio benefitted from an overweight allocation to US stocks relative to bonds through most of the year. The Portfolio was also overweight mid-cap and small-cap stocks, which added value, as mid-cap and small-cap outperformed large-cap stocks. The Portfolio also increased its cash exposure at the expense of bonds through much of the second half of the year, which helped performance. The performance of the QMA domestic equity sleeves relative to their respective benchmarks was a large driver of Portfolio outperformance as all three sleeves, including the mid-cap and small-cap sleeves and the fixed income sleeve, beat their benchmarks by wide margins.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio holds several derivatives including stock and Treasury bond futures to manage liquidity needs for redemptions. They had a positive impact on return. The Portfolio also held interest rate swaps, credit default swaps, and forward foreign currency exchange contracts in the various subadvisory sleeves.

Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%) is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST RCM World Trends Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	4.81%	6.41%	3.33%
Blended Index	6.87	7.77	4.53
S&P 500 Index	11.94	14.65	6.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST RCM World Trends Portfolio returned 4.81%.

The net assets of the Portfolio at December 31, 2016 were $5,074.9 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Allianz Global Investors U.S. LLC.

What were market conditions during the reporting period?

Diversified investment strategies faced challenges primarily due to unexpected political outcomes spilling over into financial markets. In the first six weeks, global equities suffered the worst start in decades due to fears about China and a decline in oil prices. For the first five months, the Portfolio was underweight equities based on momentum signals. The momentum strategy calls for the Portfolio to be defensively positioned into equity market declines and contributes to performance trailing during the first stages of a rebound.

In late June, following the unexpected Brexit outcome, stocks retreated while global bonds rallied, benefiting from investors’ flight to safety. After the surprise outcome of the US presidential election, stocks rallied based on the speculation that the new administration would enact pro-growth economic policies. US small-cap stocks outperformed, led by value-oriented stocks. Bond markets experienced an abrupt correction on speculation that such economic policies would result in higher inflation and accelerated interest rate increases.

What strategies or holdings affected the Portfolio’s performance?

In this challenging backdrop for diversification and trends, the Portfolio underperformed its blended benchmark, due to a combination of allocation and selection effects. From an allocation perspective, contributors included an overweight to US equities and US small-cap equities. Within small-cap stocks, however, selection effects detracted as the Portfolio was overweight growth stocks which underperformed value stocks within the asset class. Allocation to US bonds detracted from performance due to an overweight during the period when bonds broadly underperformed equities.

From a selection perspective, exposure to global and emerging market equities contributed to Portfolio performance as the Portfolio’s Best Style Global and Emerging Equities sleeves added value primarily due to the outperformance of the Portfolio’s use of its quantitative value factor. Selection, another quantitative method, also contributed in commodities and US bonds. Selection effects detracted in US equities, US small-cap equities, and European equities.

The equity portion of the Portfolio was increased to an overweight in August and maintained through year-end. Conversely, the Portfolio’s positioning in US government bonds was decreased in the fall, based on the Portfolio’s market cycle, economic cycle, and valuation indicators. At year-end, the Portfolio’s exposures were overweight equities and commodities, and underweight US government bonds.

Did the Portfolio’s use of derivatives affect performance?

Adjustments to the Portfolio’s allocation are typically implemented through the use of certain derivatives such as futures to adjust equity and fixed income exposures, or forward contracts to manage the currency exposures.

While positioning in foreign exchange forward contracts added value, the collective effects of active allocation and foreign exchange forwards and total return swaps detracted from relative results.

Blended Index consists of S&P 500 Index (17.5%) is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International) (GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Schroders Global Tactical Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	6.82%	8.92%	5.44%
Blended Index	7.53	9.64	4.96
S&P 500 Index	11.94	14.65	6.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Schroders Global Tactical Portfolio returned 6.82%.

The net assets of the Portfolio at December 31, 2016 were $7,275.1 million.

The investment objective of the Portfolio is to outperform its blended performance benchmark. The Portfolio is subadvised by Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited.

What were market conditions during the reporting period?

2016 was a year shaped by a number of political surprises. It began with heightened concerns on the health of the global economy. In particular, weak Chinese economic data coupled with ongoing yuan depreciation led to a significant drawdown in global equities in January. However, risk assets bounced back strongly, with many markets setting new record highs, as a swath of accommodative monetary policies from global central banks gradually eased fears of slowing global growth and deflation.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio had a strong 2016. Its performance was primarily driven by currency positions and tactical regional exposures. Specifically, overweight positions in the Japanese yen and Brazilian real as well as an underweight position in the British pound early in the period created a tailwind for performance. From an asset class perspective, exposures to energy, Japanese equities, real estate investment trusts (REITs), and treasury inflation protected securities (TIPS) were most helpful to performance. The Portfolio’s exposure to the energy sector was implemented through the Schroders Stable Energy Thematic Basket. The basket contributed positively to performance as commodities rallied over the second quarter. Much of the appreciation in price was driven by a global rebalance in oil supply and demand after spot prices collapsed in the previous quarter.

Volatility plagued the markets during the first quarter of 2016 and was marked by a sharp increase in risk aversion. The headwinds to the Portfolio primarily emanated from this period due to an overweight position in Europe ex-UK equities amid widespread risk aversion and investors’ focusing on the impact of negative deposit rates. Economic growth also disappointed, with inflation failing to meet the European Central Bank’s year-on-year target of 2%. Further, sector exposures to consumer discretionary and the long NASDAQ vs. the short US Small Cap created a slight drag on performance.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio often uses derivative instruments to adjust equity, fixed income, currency, and interest rate exposures. The use of derivatives benefited performance overall.

Blended Index consists of Russell 3000 Index (45%), a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (ND) (USD Hedged (12.5%), Local (12.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.54%	8.60%	5.32%
Blended Index	7.13	8.61	5.47
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST T. Rowe Price Asset Allocation Portfolio returned 7.54%.

The net assets of the Portfolio at December 31, 2016 were $14,207.5 million.

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

US stocks rose in 2016, with various indexes reaching record highs in the final weeks of the year. Developed international equity markets edged higher in US dollar terms but significantly underperformed US shares as returns to investors in the US were hurt by a stronger dollar versus most major currencies. The year began on a sour note, as fears of a global economic slowdown, especially in China, and a collapse in oil prices weighed on world markets. In late June, equity markets throughout the world experienced a brief but intense sell-off as the United Kingdom unexpectedly voted in favor of leaving the European Union (“Brexit”), while yields on US Treasury bonds, which move opposite to their prices, fell to four-year lows. Stocks later resumed their upward trajectory amid expectations that central banks would provide additional stimulus. In the US, an unexpected presidential election victory by Donald Trump sparked a stock market rally in anticipation of a friendlier regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending. Conversely, domestic bond prices declined and yields on US Treasuries rose as the Federal Reserve raised the short-term federal funds rate in mid-December.

In this environment, multi-asset portfolios with high allocations to US large-cap equities, US small-cap equities, and diversifying sectors — such as real assets equities, high yield bonds, and emerging markets bonds — would have likely fared better than portfolios with meaningful exposure to international equities and US investment-grade bonds.

What strategies or holdings affected the Portfolio’s performance?

For the 12 months ended December 31, 2016 the Portfolio outperformed its Blended Index, while it underperformed the broader S&P 500 Index. The inclusion of diversifying sectors and exposure to real assets equities boosted relative results. The inclusion of high yield and emerging market bonds also proved beneficial.

Security selection within underlying portfolios contributed to relative returns. The international equity, emerging markets bond, US small-cap equity, and US investment-grade bond portfolios outperformed their benchmarks. The impact was somewhat offset by the US large-cap equity, real assets equity, and high yield bond portfolios, which lagged their benchmarks and were notable detractors.

The Portfolio’s tactical allocation weighed on relative results. An overweight to international equities relative to US equities hurt results. The Portfolio has since reduced the overweight and, as of the period’s close, was neutral US stocks relative to international stocks. An underweight to real assets relative to global equities detracted from results. The impact was partially mitigated by an overweight in high yield bonds relative to US investment-grade bonds.

Did the Portfolio’s use of derivatives affect performance?

As of the period’s close, the Portfolio held currency forward contracts, non-deliverable forwards (NDF), interest rate futures, CDX instruments, index futures, warrants, and rights generating a total gross exposure equal to approximately 20% of the Portfolio’s assets. These instruments were held at points throughout the period. The estimated return impact from currency forwards was slightly negative and slightly positive from futures, a negligible return impact from options, a negligible return impact from share purchase rights, a slight positive effect from swaps, and a negligible return impact from warrants for the year.

Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2016

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust Fund	3.1%
iShares Core U.S. Aggregate Bond Fund	2.0%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 01/15/23	1.2%
Federal National Mortgage Assoc. 3.500%, TBA	1.1%
Federal National Mortgage Assoc. 3.500%, TBA	1.1%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST AQR Large-Cap Portfolio	9.3%
AST QMA Large-Cap Portfolio	9.3%
AST Prudential Core Bond Portfolio	8.7%
AST Western Asset Core Plus Bond Portfolio	5.9%
AST Wellington Management Global Bond Portfolio	5.0%

AST BlackRock Global Strategies
Allocation	(% of Net Assets	)
Common Stocks	28.1%
Corporate Bonds	23.2%
U.S. Government Agency Obligations	9.1%
Unaffiliated Exchange Traded Funds	6.8%
Asset-Backed Securities	3.2%

AST BlackRock / Loomis Sayles Bond
Allocation	(% of Net Assets	)
Corporate Bonds	30.7%
U.S. Treasury Obligations	28.4%
U.S. Government Agency Obligations	25.7%
Asset-Backed Securities	10.5%
Residential Mortgage-Backed Securities	4.9%

AST BlackRock Low Duration Bond
Allocation	(% of Net Assets	)
Corporate Obligations	34.3%
Asset-Backed Securities	22.9%
Commercial Mortgage-Backed Securities	15.8%
U.S. Government Agency Obligations	8.9%
Residential Mortgage-Backed Securities	6.6%

AST FI Pyramis® Quantitative
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.375%, 08/15/24	1.1%
Apple, Inc.	0.7%
Federal National Mortgage Assoc. 3.000%, TBA	0.7%
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	0.5%
U.S. Treasury Notes 1.750%, 02/28/22	0.5%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	14.6%
AST Western Asset Core Plus Bond Portfolio	9.9%
AST Wellington Management Global Bond Portfolio	8.4%
AST AB Global Bond Portfolio	7.0%
AST QMA Large-Cap Portfolio	5.6%

AST Prudential Growth Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	0.8%
JPMorgan Chase & Co.	0.7%
Johnson & Johnson	0.7%
Bank of America	0.6%
Facebook, Inc. (Class A Stock)	0.6%

AST RCM World Trends
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.3%
U.S. Treasury Notes 3.250%, 03/31/17	1.0%
U.S. Treasury Notes 0.875%, 04/15/17	1.0%
U.S. Treasury Notes 0.750%, 03/15/17	1.0%
U.S. Treasury Notes 0.500%, 03/31/17	1.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2016

AST Schroders Global Tactical
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Value Fund (Retail Shares)	4.7%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	2.1%
U.S. Treasury Inflation Indexed Bonds 0.250%, 01/15/25	0.9%
U.S. Treasury Notes 1.375%, 01/31/21	0.7%
U.S. Treasury Notes 1.625%, 02/15/26	0.6%

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.000%, 08/31/21	1.2%
Microsoft Corp.	1.2%
Apple, Inc.	1.1%
Exxon Mobil Corp.	0.8%
Amazon.com, Inc.	0.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Advanced Strategies Portfolio	Actual	$1,000.00	$1,034.60	0.92%	$4.71
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67
AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$1,041.10	0.90%	$4.62
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$1,031.50	1.17%	$5.97
	Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94
AST BlackRock/Loomis Sayles Bond Portfolio	Actual	$1,000.00	$987.20	0.74%	$3.70
	Hypothetical	$1,000.00	$1,021.42	0.74%	$3.76
AST BlackRock Low Duration Bond Portfolio	Actual	$1,000.00	$1,001.90	0.71%	$3.57
	Hypothetical	$1,000.00	$1,021.57	0.71%	$3.61
AST FI Pyramis® Quantitative Portfolio	Actual	$1,000.00	$1,020.00	0.94%	$4.77
	Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77
AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$1,019.40	0.90%	$4.57
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$1,064.00	0.90%	$4.67
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
AST RCM World Trends Portfolio	Actual	$1,000.00	$1,021.80	1.02%	$5.18
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18
AST Schroders Global Tactical Portfolio	Actual	$1,000.00	$1,065.30	1.07%	$5.55
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2016

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$1,040.60	0.88%	$4.51
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 95.2%		Value (Note 2)
AFFILIATED MUTUAL FUNDS — 2.7%	Shares
AST Goldman Sachs Small-Cap Value Portfolio*	2,318,188	$49,076,032
AST Small-Cap Growth Opportunities Portfolio*	3,489,810	54,196,752
AST Small-Cap Growth Portfolio*	1,587,933	57,038,545
AST Small-Cap Value Portfolio*	2,571,001	68,594,317

TOTAL AFFILIATED MUTUAL FUNDS (cost $166,012,289)(w)		228,905,646

COMMON STOCKS — 48.8%
Aerospace & Defense — 0.8%
BAE Systems PLC (United Kingdom)	2,629,905	19,128,856
Boeing Co. (The)	130,000	20,238,400
Elbit Systems Ltd. (Israel)	9,900	1,000,089
Meggitt PLC (United Kingdom)	452,500	2,555,370
Raytheon Co.	63,300	8,988,600
United Technologies Corp.	148,900	16,322,418

		68,233,733

Air Freight & Logistics — 0.6%
Deutsche Post AG (Germany)	148,200	4,860,241
Expeditors International of Washington, Inc.(a)	471,174	24,953,374
Royal Mail PLC (United Kingdom)	446,600	2,538,664
United Parcel Service, Inc. (Class B Stock)(a)	201,131	23,057,658

		55,409,937

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	1,979,200	3,014,151
Deutsche Lufthansa AG (Germany)	215,400	2,776,673
easyJet PLC (United Kingdom)	165,800	2,050,863
International Consolidated Airlines Group SA (United Kingdom)	396,900	2,150,578
Japan Airlines Co. Ltd. (Japan)	118,800	3,466,677
Qantas Airways Ltd. (Australia)	1,134,500	2,717,739
Ryanair Holdings PLC (Ireland), ADR*	147,541	12,284,264
Southwest Airlines Co.	279,100	13,910,344

		42,371,289

Auto Components — 0.5%
Adient PLC*	117,144	6,864,638
Calsonic Kansei Corp. (Japan)	267,000	4,092,410
Cie Generale des Etablissements Michelin (France)	40,200	4,468,599
GKN PLC (United Kingdom)	243,800	993,709
Keihin Corp. (Japan)	174,400	3,048,059
Showa Corp. (Japan)	178,800	1,241,591
Toyo Tire & Rubber Co. Ltd. (Japan)	123,700	1,536,433
Toyoda Gosei Co. Ltd. (Japan)	117,000	2,730,686
Valeo SA (France)	307,367	17,645,326
Yokohama Rubber Co. Ltd. (The) (Japan)	184,100	3,290,835

		45,912,286

Automobiles — 0.9%
Bayerische Motoren Werke AG (Germany)	53,100	4,945,540
Daimler AG (Germany)	107,900	8,007,891
Fuji Heavy Industries Ltd. (Japan)	325,100	13,246,007

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
General Motors Co.	190,500	$6,637,020
Hero MotoCorp Ltd. (India)	233,144	10,437,670
Isuzu Motors Ltd. (Japan)	323,200	4,086,711
Nissan Motor Co. Ltd. (Japan)	635,100	6,370,779
Renault SA (France)	47,600	4,227,695
Tata Motors Ltd. (India)	1,449,900	10,047,550
Toyota Motor Corp. (Japan)	53,976	3,164,527
Volkswagen AG (Germany)	29,800	4,277,059

		75,448,449

Banks — 3.4%
ABN AMRO Group NV (Netherlands), CVA, 144A	219,100	4,851,277
Aozora Bank Ltd. (Japan)	357,000	1,261,372
Australia & New Zealand Banking Group Ltd. (Australia)	150,300	3,290,251
Banco Santander SA (Spain)	668,600	3,478,250
Bank Hapoalim BM (Israel)	559,300	3,319,734
Bank of America Corp.	649,100	14,345,110
Barclays PLC (United Kingdom)	761,200	2,089,010
Bendigo & Adelaide Bank Ltd. (Australia)	413,300	3,780,777
BNP Paribas SA (France)	316,810	20,161,194
Citigroup, Inc.	379,500	22,553,685
Credit Agricole SA (France)	334,600	4,141,921
Danske Bank A/S (Denmark)	200,400	6,062,855
DBS Group Holdings Ltd. (Singapore)	353,200	4,213,973
DNB ASA (Norway)	317,000	4,705,961
Fifth Third Bancorp	882,000	23,787,540
Gunma Bank Ltd. (The) (Japan)	459,000	2,508,304
HSBC Holdings PLC (United Kingdom)	772,800	6,235,463
ING Groep NV (Netherlands)	325,100	4,577,019
JPMorgan Chase & Co.	592,200	51,100,938
Keiyo Bank Ltd. (The) (Japan)	327,000	1,479,513
Lloyds Banking Group PLC (United Kingdom)	5,987,700	4,597,848
Mediobanca SpA (Italy)	218,900	1,782,747
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,812,900	17,348,067
Mizuho Financial Group, Inc. (Japan)	2,654,300	4,763,234
National Australia Bank Ltd. (Australia)	100,900	2,228,734
Nishi-Nippon Financial Holdings, Inc. (Japan)	128,800	1,347,785
Nordea Bank AB (Sweden)	293,400	3,251,055
Resona Holdings, Inc. (Japan)	1,007,500	5,163,456
Societe Generale SA (France)	100,100	4,923,617
Sumitomo Mitsui Financial Group, Inc. (Japan)	122,100	4,649,931
Swedbank AB (Sweden) (Class A Stock)	92,300	2,223,922
Toronto-Dominion Bank (The) (Canada)	267,238	13,180,278
US Bancorp	215,600	11,075,372
Wells Fargo & Co.	516,400	28,458,804

		292,938,997

Beverages — 0.9%
Coca-Cola Co. (The)	625,608	25,937,708
Monster Beverage Corp.*	702,441	31,146,234
PepsiCo, Inc.	192,600	20,151,738

		77,235,680

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology — 1.1%
Actelion Ltd. (Switzerland)*	68,292	$14,758,487
Alexion Pharmaceuticals, Inc.*(a)	138,556	16,952,327
Amgen, Inc.	130,631	19,099,559
Gilead Sciences, Inc.	103,000	7,375,830
Regeneron Pharmaceuticals, Inc.*	61,429	22,549,972
Shire PLC	196,531	11,221,838

		91,958,013

Building Products — 0.7%
A.O. Smith Corp.	137,543	6,512,661
Daikin Industries Ltd. (Japan)	149,800	13,723,012
Geberit AG (Switzerland)	26,472	10,598,242
Johnson Controls International PLC	518,341	21,350,467
Kingspan Group PLC (Ireland)	375,141	10,141,008

		62,325,390

Capital Markets — 2.1%
3i Group PLC (United Kingdom)	447,300	3,869,345
Ameriprise Financial, Inc.	172,600	19,148,244
Bank of New York Mellon Corp. (The)	556,000	26,343,280
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	442,555	14,608,741
FactSet Research Systems, Inc.(a)	93,875	15,341,991
IG Group Holdings PLC (United Kingdom)	671,741	4,082,487
Intermediate Capital Group PLC (United Kingdom)	268,711	2,313,496
Invesco Ltd.	305,300	9,262,802
Macquarie Group Ltd. (Australia)	186,032	11,653,453
Man Group PLC (United Kingdom)	1,118,400	1,627,279
Morgan Stanley	822,700	34,759,075
Partners Group Holding AG (Switzerland)	19,290	9,030,381
SEI Investments Co.	488,682	24,121,344
UBS Group AG (Switzerland)	418,200	6,538,750

		182,700,668

Chemicals — 1.1%
Akzo Nobel NV (Netherlands)	53,700	3,355,553
Arkema SA (France)	134,001	13,098,738
Asahi Kasei Corp. (Japan)	565,000	4,916,220
BASF SE (Germany)	73,400	6,802,473
E.I. du Pont de Nemours & Co.	224,200	16,456,280
Ecolab, Inc.	168,909	19,799,513
Huabao International Holdings Ltd. (Hong Kong)*	5,026,000	2,126,416
Johnson Matthey PLC (United Kingdom)	260,945	10,210,122
Kaneka Corp. (Japan)	250,000	2,033,481
Lintec Corp. (Japan)	103,200	2,245,505
Mitsubishi Gas Chemical Co., Inc. (Japan)	358,000	6,100,115
Toagosei Co. Ltd. (Japan)	137,500	1,349,609
Ube Industries Ltd. (Japan)	1,552,000	3,243,068
Yara International ASA (Norway)	101,400	3,988,981

		95,726,074

Commercial Services & Supplies — 0.2%
Downer EDI Ltd. (Australia)	1,016,200	4,449,643
Park24 Co. Ltd. (Japan)	115,500	3,127,666
Programmed Maintenance Services Ltd. (Australia)	703,285	974,076

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Stericycle, Inc.*	83,760	$6,452,870

		15,004,255

Communications Equipment — 0.7%
Cisco Systems, Inc.	2,110,062	63,766,074

Construction & Engineering — 0.1%
Astaldi SpA (Italy)(a)	99,700	566,588
Carillion PLC (United Kingdom)(a)	628,000	1,822,174
CIMIC Group Ltd. (Australia)	1	25
Kyowa Exeo Corp. (Japan)	254,600	3,657,219
Vinci SA (France)	48,104	3,272,269

		9,318,275

Construction Materials — 0.2%
China Resources Cement Holdings Ltd. (Hong Kong)	3,314,000	1,281,397
CSR Ltd. (Australia)	980,600	3,260,172
Fletcher Building Ltd. (New Zealand)	396,400	2,912,650
Sumitomo Osaka Cement Co. Ltd. (Japan)	583,500	2,198,537
Vulcan Materials Co.	89,300	11,175,895

		20,828,651

Consumer Finance — 0.4%
American Express Co.	418,672	31,015,222
Cembra Money Bank AG (Switzerland)	25,952	1,887,822

		32,903,044

Containers & Packaging — 0.2%
International Paper Co.	194,900	10,341,394
Smurfit Kappa Group PLC (Ireland)	142,700	3,268,158

		13,609,552

Diversified Financial Services — 0.2%
Challenger Ltd. (Australia)	27,400	221,390
Fuyo General Lease Co. Ltd. (Japan)	44,400	2,117,203
ORIX Corp. (Japan)	813,500	12,661,521

		15,000,114

Diversified Telecommunication Services — 0.6%
BT Group PLC (United Kingdom)	842,200	3,801,968
Nippon Telegraph & Telephone Corp. (Japan)	222,400	9,361,964
Orange SA (France)	321,200	4,870,684
PCCW Ltd. (Hong Kong)	3,801,000	2,054,757
SBA Communications Corp. (Class A Stock)*	147,076	15,187,068
Telia Co. AB (Sweden)	618,300	2,483,832
Verizon Communications, Inc.	245,600	13,110,128

		50,870,401

Electric Utilities — 1.1%
EDP – Energias de Portugal SA (Portugal)	516,500	1,571,998
Electricite de France SA (France)(a)	270,500	2,752,309
Enel SpA (Italy)	1,383,800	6,082,790
Entergy Corp.	90,800	6,671,076
Exelon Corp.	579,100	20,552,259
FirstEnergy Corp.	275,029	8,517,648
Iberdrola SA (Spain)	872,400	5,712,393
PG&E Corp.	622,500	37,829,325

		89,689,798

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment — 0.1%
Fuji Electric Co. Ltd. (Japan)	357,000	$1,843,441
Fujikura Ltd. (Japan)	554,000	3,000,107
TKH Group NV (Netherlands), CVA	65,800	2,602,276

		7,445,824

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. (Class A Stock)	302,969	20,359,517
Anritsu Corp. (Japan)	296,900	1,596,869
Enplas Corp. (Japan)	62,900	1,851,525
Hexagon AB (Sweden) (Class B Stock)	232,430	8,278,213
Keyence Corp. (Japan)	17,900	12,248,068
Kingboard Chemical Holdings Ltd. (Hong Kong)	966,600	2,919,210
TE Connectivity Ltd.	174,900	12,117,072
Tongda Group Holdings Ltd. (Hong Kong)	12,390,000	3,181,026

		62,551,500

Energy Equipment & Services — 0.3%
Amec Foster Wheeler PLC (United Kingdom)	130,100	751,274
Schlumberger Ltd.(a)	251,109	21,080,601

		21,831,875

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc.	29,723	3,303,117
American Campus Communities, Inc.	42,753	2,127,817
American Tower Corp.	44,303	4,681,941
AvalonBay Communities, Inc.	33,494	5,933,462
Boston Properties, Inc.	35,302	4,440,286
Colony Starwood Homes(a)	38,339	1,104,547
CubeSmart	42,864	1,147,469
DCT Industrial Trust, Inc.	25,223	1,207,677
Digital Realty Trust, Inc.(a)	37,612	3,695,755
Douglas Emmett, Inc.(a)	47,187	1,725,157
EastGroup Properties, Inc.	31,867	2,353,059
EPR Properties	39,855	2,860,393
Equinix, Inc.	11,554	4,129,515
Equity Residential	98,329	6,328,454
Essex Property Trust, Inc.(a)	22,013	5,118,023
Federal Realty Investment Trust	22,361	3,177,722
General Growth Properties, Inc.	142,163	3,551,232
Kilroy Realty Corp.	34,497	2,525,870
Life Storage, Inc.	16,193	1,380,615
Mid-America Apartment Communities, Inc.	8,206	803,532
Nippon Prologis REIT, Inc. (Japan)	3,442	7,038,447
Omega Healthcare Investors, Inc.(a)	28,707	897,381
Physicians Realty Trust	118,824	2,252,903
Prologis, Inc.	134,147	7,081,620
Retail Properties of America, Inc. (Class A Stock)	52,521	805,147
Ryman Hospitality Properties, Inc.	33,284	2,097,225
Simon Property Group, Inc.	50,672	9,002,894
SL Green Realty Corp.	21,009	2,259,518
Spirit Realty Capital, Inc.	133,178	1,446,313
Sun Communities, Inc.	55,825	4,276,753
VEREIT, Inc.	936,568	7,923,365
Vornado Realty Trust	29,285	3,056,475
Welltower, Inc.	51,884	3,472,596

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	269,200	$8,100,228

		121,306,508

Food & Staples Retailing — 1.0%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	212,122	9,618,283
Bid Corp. Ltd. (South Africa)	341,049	6,044,771
Carrefour SA (France)	181,600	4,372,211
cocokara fine, Inc. (Japan)	51,800	1,900,040
Costco Wholesale Corp.(a)	131,803	21,102,978
Distribuidora Internacional de Alimentacion SA (Spain)	580,300	2,846,138
J Sainsbury PLC (United Kingdom)	1,407,688	4,326,483
Koninklijke Ahold Delhaize NV (Netherlands)	228,300	4,808,699
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	72,800	3,581,467
Metcash Ltd. (Australia)*	2,040,500	3,355,754
METRO AG (Germany)	169,600	5,637,037
Sonae SGPS SA (Portugal)*	1,862,300	1,711,445
Valor Holdings Co. Ltd. (Japan)	63,300	1,647,233
Wal-Mart de Mexico SAB de CV (Mexico)	1,583,900	2,834,717
Wal-Mart Stores, Inc.	182,400	12,607,488
WM Morrison Supermarkets PLC (United Kingdom)	112,600	319,818

		86,714,562

Food Products — 1.0%
Aryzta AG (Switzerland)*	72,100	3,170,692
Bunge Ltd.	170,100	12,288,024
Danone SA (France), ADR	2,030,193	25,539,828
Marine Harvest ASA (Norway)*	58,700	1,061,325
Mead Johnson Nutrition Co.(a)	203,758	14,417,916
Origin Enterprises PLC (Ireland)	142,200	926,187
Premier Foods PLC (United Kingdom)*	672,846	388,419
Prima Meat Packers Ltd. (Japan)	794,000	2,820,900
Salmar ASA (Norway)	61,000	1,821,515
Tyson Foods, Inc. (Class A Stock)	246,100	15,179,448
WH Group Ltd. (Hong Kong), 144A	6,130,000	4,941,374
Wilmar International Ltd. (Singapore)	869,700	2,148,557

		84,704,185

Gas Utilities
Gas Natural SDG SA (Spain)(a)	192,200	3,615,926

Health Care Equipment & Supplies — 1.3%
Danaher Corp.	260,615	20,286,272
DexCom, Inc.*(a)	205,123	12,245,843
Hologic, Inc.*	294,700	11,823,364
Hoya Corp. (Japan)	168,300	7,056,722
Intuitive Surgical, Inc.*	29,496	18,705,478
Medtronic PLC	325,568	23,190,209
Varian Medical Systems, Inc.*(a)	213,249	19,145,495

		112,453,383

Health Care Providers & Services — 0.5%
Aetna, Inc.	166,500	20,647,665
DaVita, Inc.*	192,702	12,371,468
Primary Health Care Ltd. (Australia)	507,400	1,490,483
Ship Healthcare Holdings, Inc. (Japan)	88,100	2,258,422
Toho Holdings Co. Ltd. (Japan)	156,200	3,113,090

		39,881,128

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Technology — 0.2%
Cerner Corp.*	336,016	$15,917,078

Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	238,500	12,416,310
Compass Group PLC (United Kingdom)	819,765	15,150,626
Hilton Worldwide Holdings, Inc.	113,049	3,074,933
Las Vegas Sands Corp.	182,300	9,736,643
Paddy Power Betfair PLC (Ireland)	65,832	7,004,997
Plenus Co. Ltd. (Japan)	68,500	1,335,611
Restaurant Group PLC (The) (United Kingdom)	398,732	1,593,691
Sands China Ltd. (Hong Kong)	1,206,000	5,202,894
Starbucks Corp.	411,190	22,829,269
Yum China Holdings, Inc.*	586,869	15,329,018
Yum! Brands, Inc.	231,122	14,636,956

		108,310,948

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	511,722	2,909,215
Bellway PLC (United Kingdom)	95,100	2,898,924
Berkeley Group Holdings PLC (United Kingdom)	112,400	3,885,562
Bovis Homes Group PLC (United Kingdom)	140,500	1,418,087
Skyworth Digital Holdings Ltd. (Hong Kong)	5,700,000	3,233,748

		14,345,536

Household Products — 0.5%
Procter & Gamble Co. (The)	502,787	42,274,331

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	1,148,335	13,343,654
Uniper SE (Germany)*	19,630	270,198

		13,613,852

Industrial Conglomerates — 1.0%
General Electric Co.	972,500	30,731,000
Koninklijke Philips NV (Netherlands)	344,264	10,524,847
Nisshinbo Holdings, Inc. (Japan)	242,300	2,333,072
Rheinmetall AG (Germany)	46,900	3,147,505
Roper Technologies, Inc.	95,152	17,420,428
Siemens AG (Germany)	164,692	20,164,949

		84,321,801

Insurance — 2.1%
Aegon NV (Netherlands)	398,200	2,187,579
AIA Group Ltd. (Hong Kong)	2,323,200	13,014,197
Allianz SE (Germany)	44,000	7,261,691
Aviva PLC (United Kingdom)	581,500	3,463,801
AXA SA (France)	174,000	4,386,346
Baloise Holding AG (Switzerland)	41,500	5,222,149
Beazley PLC (United Kingdom)	314,700	1,504,198
CNP Assurances (France)	167,700	3,104,023
Helvetia Holding AG (Switzerland)	6,500	3,497,332
Legal & General Group PLC (United Kingdom)	1,070,500	3,261,166
Loews Corp.	325,100	15,224,433
Marsh & McLennan Cos., Inc.	252,014	17,033,626
MetLife, Inc.	522,900	28,179,081
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	33,000	6,232,993

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
NN Group NV (Netherlands)	107,200	$3,629,004
Old Mutual PLC (United Kingdom)	1,215,700	3,100,016
Sampo OYJ (Finland) (Class A Stock)	239,120	10,689,333
SCOR SE (France)	91,700	3,164,648
St. James’s Place PLC (United Kingdom)	584,702	7,293,488
Swiss Life Holding AG (Switzerland)*	29,400	8,304,882
Swiss Re AG (Switzerland)	88,000	8,325,937
XL Group Ltd. (Ireland)	441,470	16,449,172
Zurich Insurance Group AG (Switzerland)	24,200	6,650,639

		181,179,734

Internet & Direct Marketing Retail — 1.1%
Amazon.com, Inc.*	106,065	79,534,961
TripAdvisor, Inc.*(a)	284,985	13,214,754

		92,749,715

Internet Software & Services — 2.7%
Akamai Technologies, Inc.*(a)	205,606	13,709,808
Alibaba Group Holding Ltd. (China), ADR*(a)	568,317	49,903,915
Alphabet, Inc. (Class A Stock)*	40,095	31,773,283
Alphabet, Inc. (Class C Stock)*	52,319	40,380,851
Facebook, Inc. (Class A Stock)*	628,795	72,342,865
NetEase, Inc. (China), ADR	46,230	9,955,168
Tencent Holdings Ltd. (China)	350,400	8,496,189

		226,562,079

IT Services — 1.7%
Amadeus IT Group SA (Spain)	189,170	8,579,672
Atos SE (France)	56,200	5,923,365
Automatic Data Processing, Inc.	78,435	8,061,549
Cielo SA (Brazil)	799,800	6,853,603
Cognizant Technology Solutions Corp. (Class A Stock)*	263,519	14,764,970
FleetCor Technologies, Inc.*	90,481	12,804,871
Genpact Ltd.*	505,643	12,307,351
PayPal Holdings, Inc.*	397,929	15,706,258
Visa, Inc. (Class A Stock)(a)	818,637	63,870,059

		148,871,698

Leisure Products — 0.2%
Heiwa Corp. (Japan)	143,400	3,276,165
Mattel, Inc.(a)	395,900	10,907,045

		14,183,210

Life Sciences Tools & Services — 0.3%
Lonza Group AG (Switzerland)*	43,992	7,603,102
Thermo Fisher Scientific, Inc.	117,000	16,508,700

		24,111,802

Machinery — 1.6%
Atlas Copco AB (Sweden) (Class A Stock)	292,680	8,878,907
Bradken Ltd. (Australia)*	529,200	1,227,247
Bucher Industries AG (Switzerland)	7,800	1,918,753
Cummins, Inc.	73,500	10,045,245
Danieli & C Officine Meccaniche SpA (Italy)(g)	67,900	1,379,245
Deere & Co.(a)	203,684	20,987,599
FANUC Corp. (Japan)	72,400	12,112,122
Fortive Corp.	279,929	15,012,592

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Georg Fischer AG (Switzerland)	5,800	$4,743,385
Hong Leong Asia Ltd. (Singapore)(g)	377,000	175,014
Illinois Tool Works, Inc.	124,600	15,258,516
Kone OYJ (Finland) (Class B Stock)	184,073	8,225,068
Makita Corp. (Japan)	145,200	9,702,104
Rational AG (Germany)	8,974	4,002,349
Singamas Container Holdings Ltd. (Hong Kong)*(g)	6,354,000	685,739
Sumitomo Heavy Industries Ltd. (Japan)	471,000	3,024,366
Tsubakimoto Chain Co. (Japan)	372,000	3,016,328
Vesuvius PLC (United Kingdom)	152,000	739,069
Wabtec Corp.(a)	170,938	14,191,273

		135,324,921

Marine
AP Moller – Maersk A/S (Denmark) (Class B Stock)	1,700	2,709,739

Media — 0.8%
Comcast Corp. (Class A Stock)	338,500	23,373,425
News Corp. (Class A Stock)	674,800	7,733,208
SKY Perfect JSAT Holdings, Inc. (Japan)	631,200	2,899,930
Trinity Mirror PLC (United Kingdom)	126,600	165,501
Twenty-First Century Fox, Inc. (Class B Stock)	737,400	20,094,150
WPP PLC (United Kingdom)	532,979	11,860,679

		66,126,893

Metals & Mining — 0.4%
Aurubis AG (Germany)	38,700	2,227,288
Ausdrill Ltd. (Australia)*	991,000	898,929
Bekaert SA (Belgium)	53,100	2,146,283
Boliden AB (Sweden)	98,800	2,566,329
Dowa Holdings Co. Ltd. (Japan)	337,000	2,562,702
Fortescue Metals Group Ltd. (Australia)	491,100	2,052,313
Mineral Resources Ltd. (Australia)	235,600	2,050,722
Mount Gibson Iron Ltd. (Australia)	1,000,000	251,174
Rio Tinto PLC (United Kingdom)	312,911	11,946,389
voestalpine AG (Austria)	90,700	3,546,673

		30,248,802

Multiline Retail — 0.2%
Debenhams PLC (United Kingdom)	1,464,900	1,033,892
Harvey Norman Holdings Ltd. (Australia)	638,100	2,364,324
Kohl’s Corp.(a)	179,600	8,868,648
Marks & Spencer Group PLC (United Kingdom)	576,825	2,484,796
Myer Holdings Ltd. (Australia)	2,114,200	2,101,762

		16,853,422

Multi-Utilities — 0.1%
A2A SpA (Italy)	2,139,700	2,763,391
Centrica PLC (United Kingdom)	935,900	2,695,450
Engie SA (France)	165,400	2,105,376

		7,564,217

Oil, Gas & Consumable Fuels — 2.6%
Apache Corp.(a)	225,200	14,293,444
BP PLC (United Kingdom)	1,534,500	9,611,289
Caltex Australia Ltd. (Australia)	98,100	2,150,912
Canadian Natural Resources Ltd. (Canada)	344,900	10,995,412

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	109,700	$7,174,380
Exxon Mobil Corp.	324,500	29,289,370
Hess Corp.(a)	208,100	12,962,549
Occidental Petroleum Corp.	242,900	17,301,767
OMV AG (Austria)	141,900	5,002,513
Repsol SA (Spain)	266,500	3,745,176
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	526,189	14,352,164
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	359,100	19,527,858
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	138,800	3,988,012
Statoil ASA (Norway)	125,200	2,285,111
Suncor Energy, Inc. (Canada)	380,686	12,447,112
TOTAL SA (France)	399,589	20,495,827
TOTAL SA (France), ADR(a)	538,500	27,447,345
TransCanada Corp. (Canada)(a)	110,669	4,996,705

		218,066,946

Paper & Forest Products — 0.1%
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	2,070,000	1,596,149
Mondi PLC (South Africa)	192,500	3,931,307
UPM-Kymmene OYJ (Finland)	187,200	4,578,097

		10,105,553

Personal Products — 0.3%
Asaleo Care Ltd. (Australia)	1,559,600	1,662,635
Coty, Inc. (Class A Stock)	311,801	5,709,076
Estee Lauder Cos., Inc. (The) (Class A Stock)(a)	226,921	17,357,187

		24,728,898

Pharmaceuticals — 2.2%
Astellas Pharma, Inc. (Japan)	256,700	3,561,290
Bayer AG (Germany)	54,100	5,636,344
GlaxoSmithKline PLC (United Kingdom)	488,600	9,385,332
Indivior PLC (United Kingdom)	373,100	1,359,452
Johnson & Johnson	224,200	25,830,082
KYORIN Holdings, Inc. (Japan)	95,200	2,037,209
Merck & Co., Inc.	537,577	31,647,158
Novartis AG (Switzerland), ADR(a)	229,805	16,738,996
Novo Nordisk A/S (Denmark), ADR(a)	691,584	24,800,202
Pfizer, Inc.	1,130,500	36,718,640
Roche Holding AG (Switzerland)	26,900	6,131,924
Sanofi (France)	169,300	13,690,521
Sawai Pharmaceutical Co. Ltd. (Japan)	29,900	1,602,766
STADA Arzneimittel AG (Germany)	23,600	1,219,223
Teva Pharmaceutical Industries Ltd. (Israel)	70,900	2,552,913
Towa Pharmaceutical Co. Ltd. (Japan)	32,800	1,283,735

		184,195,787

Professional Services — 0.3%
Experian PLC (Ireland)	684,390	13,250,990
RELX PLC (United Kingdom)	606,583	10,809,683

		24,060,673

Real Estate Management & Development — 0.3%
Cheung Kong Property Holdings Ltd. (Hong Kong)	194,000	1,184,757

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
China Overseas Land & Investment Ltd. (China)	1,852,000	$4,872,890
Daito Trust Construction Co. Ltd. (Japan)	54,900	8,253,546
LendLease Group (Australia)	468,500	4,923,266
Wheelock & Co. Ltd. (Hong Kong)	495,000	2,778,062

		22,012,521

Road & Rail — 0.3%
Canadian Pacific Railway Ltd. (Canada)	83,900	11,978,403
Firstgroup PLC (United Kingdom)*	1,684,400	2,147,132
Go-Ahead Group PLC (United Kingdom)	74,300	2,045,725
National Express Group PLC (United Kingdom)	606,200	2,641,658
Sankyu, Inc. (Japan)	563,000	3,397,175
Seino Holdings Co. Ltd. (Japan)	227,300	2,518,589

		24,728,682

Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc.	52,940	3,844,503
Applied Materials, Inc.	333,000	10,745,910
NXP Semiconductors NV (Netherlands)*	292,282	28,646,558
QUALCOMM, Inc.	800,913	52,219,528
Shinko Electric Industries Co. Ltd. (Japan)	208,700	1,405,928
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,017,000	16,898,989
Texas Instruments, Inc.	158,100	11,536,557

		125,297,973

Software — 2.1%
Adobe Systems, Inc.*	172,740	17,783,583
ANSYS, Inc.*	105,083	9,719,127
Autodesk, Inc.*	336,009	24,868,025
Constellation Software, Inc. (Canada)	24,806	11,272,213
Micro Focus International PLC (United Kingdom)	241,289	6,480,110
Microsoft Corp.	937,211	58,238,292
Oracle Corp.	867,634	33,360,527
salesforce.com, Inc.*	213,568	14,620,865

		176,342,742

Specialty Retail — 0.6%
Aoyama Trading Co. Ltd. (Japan)	53,900	1,873,008
Geo Holdings Corp. (Japan)	96,500	1,121,758
Industria de Diseno Textil SA (Spain)	346,882	11,816,911
Kingfisher PLC (United Kingdom)	938,200	4,042,155
Lowe’s Cos., Inc.	208,900	14,856,968
Nitori Holdings Co. Ltd. (Japan)	86,200	9,828,091
Shimachu Co. Ltd. (Japan)	92,800	2,469,309
T-Gaia Corp. (Japan)	111,500	1,811,610

		47,819,810

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	133,100	15,415,642
Eizo Corp. (Japan)	62,400	1,852,756
NEC Corp. (Japan)	814,000	2,152,969

		19,421,367

Textiles, Apparel & Luxury Goods — 0.3%
Luxottica Group SpA (Italy)	241,335	12,970,945
Under Armour, Inc. (Class A Stock)*(a)	136,157	3,955,361

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc. (Class C Stock)*(a)	285,125	$7,176,596
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	758,000	2,747,529

		26,850,431

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	425,770	7,896,293
Paragon Group of Cos. PLC (The) (United Kingdom)	512,700	2,612,633

		10,508,926

Tobacco — 0.3%
Philip Morris International, Inc.	265,100	24,253,999

Trading Companies & Distributors — 0.2%
Ashtead Group PLC (United Kingdom)	107,000	2,080,133
Marubeni Corp. (Japan)	566,100	3,201,905
Seven Group Holdings Ltd. (Australia)(a)	162,600	916,984
Wolseley PLC (Switzerland)	200,013	12,210,103

		18,409,125

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	235,300	5,942,026
NTT DOCOMO, Inc. (Japan)	102,900	2,340,489
T-Mobile US, Inc.*	99,400	5,716,494

		13,999,009

TOTAL COMMON STOCKS (cost $3,702,543,617)		4,137,827,791

PREFERRED STOCKS — 0.1%
Capital Markets
State Street Corp., Series G(c)	15,000	375,300

Consumer Finance
Navient Corp. (PRFC)	1,800	45,072

Electric Utilities — 0.1%
NextEra Energy, Inc. (PRFC), CVT, 6.123%(a)	206,094	10,094,484

TOTAL PREFERRED STOCKS (cost $10,486,197)		10,514,856

	Units
RIGHTS*
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/06/17(a) (cost $92,934)	266,500	98,747

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 8.9%
iShares Core U.S. Aggregate Bond Fund(a)	1,538,004	166,196,712
iShares Floating Rate Bond ETF	102,000	5,174,459
iShares Intermediate Credit Bond ETF	150,000	16,228,499
iShares JPMorgan USD Emerging Markets Bond Fund(a)	361,923	39,891,153
iShares MBS Fund	149,467	15,894,321
iShares MSCI EAFE Fund(a)	1,428,746	82,481,507
iShares Russell 1000 Growth Index Fund(a)	372,689	39,095,076

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

UNAFFILIATED EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
iShares Russell 1000 Value ETF	385,166	$43,150,147
iShares Russell 2000 Index Fund ETF(a)	213,058	28,730,871
iShares TIPS Bond Fund	256,186	28,992,570
SPDR S&P 500 ETF Trust Fund	1,164,433	260,285,708
Vanguard REIT Fund(a)	344,771	28,453,951

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $675,480,666)		754,574,974

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.7%
Collateralized Debt Obligations
Jubilee CDO VI BV (Netherlands),
Series VI-X, Class A1B, RegS
0.099%(c)	09/20/22	EUR	381	400,584

				400,584

Collateralized Loan Obligations — 1.8%
AIMCO CLO (Cayman Islands), Series 2015-AA, Class A1, 144A
2.580%(c)	01/15/28		5,750	5,735,749
Anchorage Capital CLO 8 Ltd. (Cayman Islands), Series 2016-8A, Class A1, 144A
2.371%(c)	07/28/28		4,500	4,528,450
Aquilae CLO II PLC (Ireland), Series 2006-1X, Class A, RegS
0.050%(c)	01/17/23	EUR	17	17,568
ARES XXVI CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A
1.980%(c)	04/15/25		1,500	1,500,583
Arrowpoint CLO Ltd. (Cayman Islands),
Series 2015-4A, Class A, 144A
2.432%(c)	04/18/27		6,500	6,509,465
Series 2015-4A, Class B, 144A
3.312%(c)	04/18/27		2,500	2,502,252
Atlas Senior Loan Fund IV Ltd. (Cayman Islands), Series 2013-2A, Class A1L, 144A
2.406%(c)	02/17/26		500	499,687
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A
2.298%(c)	07/16/26		1,500	1,501,341
Atrium X (Cayman Islands), Series 10A, Class A, 144A
2.000%(c)	07/16/25		4,000	3,989,216
Avery Point V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A
2.340%(c)	07/17/26		1,000	1,001,650
Battalion CLO V Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A
2.380%(c)	04/17/26		500	499,993
Battalion CLO VIII Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A
2.412%(c)	04/18/27		4,000	4,001,458
Bean Creek CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A
2.501%(c)	01/20/28		5,000	5,018,396

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Benefit Street Partners CLO VII Ltd. (Cayman Islands), Series 2015-VIIA, Class A1A, 144A
2.412%(c)	07/18/27			4,500	$4,513,443
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, 144A
2.630%(c)	04/17/25			1,750	1,734,384
Catamaran CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A
2.432%(c)	04/22/27			8,250	8,256,169
Dryden XXII Senior Loan Fund (Cayman Islands), Series 2011-22A, Class A1R, 144A
2.051%(c)	01/15/22			2,959	2,959,308
Flatiron CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A
2.280%(c)	01/17/26			2,500	2,499,172
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A
2.331%(c)	05/05/27			8,250	8,243,629
Hillmark Funding Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A
1.161%(c)	05/21/21			378	376,274
ICG US CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A
2.031%(c)	04/20/26	(g)		4,500	4,475,546
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A
2.420%(c)	04/15/27			800	800,533
Jamestown CLO IX Ltd. (Cayman Islands), Series 2016-9A, Class A1B, 144A
2.320%(c)	10/20/28			6,000	5,994,011
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A
2.381%(c)	07/20/27			4,750	4,743,752
Limerock CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A
2.382%(c)	04/18/26			1,350	1,351,468
Madison Park Funding XI Ltd. (Cayman Islands), Series 2013-11A, Class A1A, 144A
2.162%(c)	10/23/25			4,000	4,001,779
OZLM Funding Ltd. (Cayman Islands), Series 2012-1A, Class A1R, 144A
2.402%(c)	07/22/27			3,250	3,250,529
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 144A
2.411%(c)	05/21/27			4,000	4,008,971
Series 2015-2A, Class A1A, 144A
2.381%(c)	07/20/27			4,750	4,758,522
Penta CLO 1 SA (Luxembourg), Series 2007-1X, Class A1, RegS
0.001%(c)	06/04/24		EUR	42	44,574
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A
2.161%(c)	02/20/25			500	500,205
Regatta III Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A
2.400%(c)	04/15/26			7,750	7,786,245
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1A, 144A
2.442%(c)	10/25/26			500	501,339

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Shackleton V CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A
2.381%(c)	05/07/26	3,750		$3,762,434
Shackleton VI CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A
2.360%(c)	07/17/26	7,250		7,261,409
Sound Point CLO XI Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A
2.531%(c)	07/20/28	2,500		2,515,229
Sound Point CLO XII Ltd. (Cayman Islands), Series 2016-2A, Class A, 144A
2.541%(c)	10/20/28	4,750		4,777,550
Symphony CLO III Ltd. (Cayman Islands), Series 2007-3A, Class A1A, 144A
1.146%(c)	05/15/19	—	(r)	613
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A
2.381%(c)	07/20/27	4,500		4,505,410
TIAA CLO I Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A
2.581%(c)	07/20/28	3,500		3,505,363
Trinitas CLO IV Ltd. (Cayman Islands), Series 2016-4A, Class A, 144A
2.632%(c)	04/18/28	5,250		5,254,744
Trinitas CLO V Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A
2.434%(c)	10/25/28	4,250		4,249,043
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A
2.000%(c)	07/15/25	2,750		2,751,170
Vibrant CLO IV Ltd. (Cayman Islands), Series 2016-4A, Class A1, 144A
2.278%(c)	07/20/28	4,250		4,277,109
Voya CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A1, 144A
2.032%(c)	04/25/25	500		500,196
Series 2014-4A, Class A1, 144A
2.381%(c)	10/14/26	3,300		3,301,070

				154,767,001

Non-Residential Mortgage-Backed Securities — 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A
2.990%	06/20/22	2,300		2,295,049
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 144A
3.598%	09/29/31	1,003		998,969
Hertz Vehicle Financing LLC, Series 2016-2A, Class A, 144A
2.950%	03/25/22	3,200		3,162,908
Navient Student Loan Trust, Series 2016-7A, Class A, 144A
1.906%(c)	03/25/66	1,284		1,297,524
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class C, 144A
4.580%	09/15/21	1,600		1,609,740
OneMain Financial Issuance Trust,
Series 2014-2A, Class A, 144A
2.470%	09/18/24	2,126		2,126,520

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2015-1A, Class A, 144A
3.190%	03/18/26	1,000	$1,007,097
Series 2015-2A, Class A, 144A
2.570%	07/18/25	3,600	3,600,126
Series 2015-2A, Class C, 144A
4.320%	07/18/25	1,000	986,248
Series 2016-2A, Class A, 144A
4.100%	03/20/28	3,600	3,670,186
Oportun Funding IV LLC, Series 2016-C, Class A, 144A
3.280%	11/08/21	2,200	2,184,904
SLM Student Loan Trust, Series 2007-3, Class A3
0.922%(c)	04/25/19	372	367,969
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A
3.050%	04/25/29	3,859	3,878,544
Springleaf Funding Trust, Series 2015-AA, Class A, 144A
3.160%	11/15/24	6,575	6,626,943
US Residential Opportunity Fund III Trust, Series 2016-3III, Class A, 144A
3.598%	10/27/36	696	693,940
US Residential Opportunity Fund IV Trust, Series 2016-3IV, Class A, 144A
3.598%	10/27/36	2,169	2,159,671

			36,666,338

Residential Mortgage-Backed Securities — 1.4%
Ameriquest Mortgage Securities Trust,
Series 2005-R4, Class M2
1.431%(c)	07/25/35	7,400	6,832,259
Series 2006-R1, Class M1
1.146%(c)	03/25/36	2,900	2,782,197
Asset-Backed Funding Certificates Trust, Series 2004-OPT5, Class A1
1.456%(c)	06/25/34	73	69,424
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE3, Class M1
1.566%(c)	06/25/34	1,951	1,847,091
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE10, Class M1
1.731%(c)	12/25/34	3,380	3,218,605
Series 2005-HE5, Class M2
1.791%(c)	06/25/35	6,189	6,044,062
Series 2006-HE1, Class 1M1
1.166%(c)	12/25/35	804	788,777
Series 2007-AQ1, Class A1
0.866%(c)	04/25/31	237	245,899
Series 2007-HE3, Class 1A2
0.956%(c)	04/25/37	928	990,339
Citigroup Mortgage Loan Trust,
Series 2007-AHL1, Class A2C
0.794%(c)	12/25/36	2,900	2,173,515
Series 2011-12, Class 3A2, 144A
3.130%(c)	09/25/47	1,034	934,845
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A
1.136%(c)	12/25/33	438	430,449

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Countrywide Asset-Backed Certificates Trust,
Series 2004-ECC1, Class M2
1.806%(c)	09/25/34	1,090	$1,038,237
Series 2005-14, Class 3A3
1.106%(c)	04/25/36	469	468,427
Series 2005-17, Class 2AV
0.824%(c)	05/25/36	5,735	5,528,518
Series 2005-17, Class MV1
1.044%(c)	05/25/36	2,600	2,247,426
Series 2006-26, Class 1A
0.896%(c)	06/25/37	3,235	2,643,969
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB9, Class A1
0.816%(c)	11/25/36	24	13,481
Series 2007-CB6, Class A1, 144A
0.712%(c)	07/25/37	52	31,850
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A
5.684%	12/25/36	50	24,937
CSMC Trust, Series 2016-RPL1, Class A1, 144A
3.767%(c)	12/26/46	4,725	4,707,677
Fieldstone Mortgage Investment Trust, Series 2006-1, Class A2
0.946%(c)	05/25/36	2,354	1,615,417
First NLC Trust, Series 2007-1, Class A1, 144A
0.826%(c)	08/25/37	1,100	610,569
GSAMP Trust,
Series 2003-FM1, Class M1
1.969%(c)	03/20/33	1,639	1,601,974
Series 2005-WMC1, Class M1
1.491%(c)	09/25/35	257	236,093
Series 2007-NC1, Class A2C
0.906%(c)	12/25/46	2,786	1,691,021
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A2
0.916%(c)	07/25/37	5,119	3,159,013
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC3, Class A3
0.866%(c)	08/25/36	116	74,483
Series 2007-CH1, Class MV6
1.306%(c)	11/25/36	7,700	6,018,405
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class M3
1.536%(c)	08/25/35	2,000	1,400,863
Series 2006-11, Class 1A
0.916%(c)	12/25/36	7,518	4,587,645
MASTR Asset-Backed Securities Trust,
Series 2005-WF1, Class M2
1.186%(c)	06/25/35	1,100	1,083,478
Series 2006-NC2, Class A3
0.866%(c)	08/25/36	4,296	2,173,030
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4, Class A2A
0.836%(c)	09/25/37	4	1,484
Series 2007-HE2, Class A2A
0.876%(c)	02/25/37	12	5,689

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE4, Class M1
1.656%(c)	05/25/34	1,862	$1,785,623
Series 2006-WMC2, Class A2FP
0.806%(c)	07/25/36	75	32,631
Series 2007-HE6, Class A1
0.816%(c)	05/25/37	39	25,129
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1
0.806%(c)	11/25/36	1	488
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-WF1, Class M2
0.882%(c)	03/25/36	700	582,455
NovaStar Mortgage Funding Trust, Series 2005-3, Class M2
1.226%(c)	01/25/36	400	354,305
Option One Mortgage Loan Trust,
Series 2004-3, Class M2
1.611%(c)	11/25/34	1,004	908,616
Series 2005-4, Class M1
1.196%(c)	11/25/35	1,200	1,178,234
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M3
1.791%(c)	02/25/35	5,400	5,335,527
Series 2005-WCW2, Class M1
1.256%(c)	07/25/35	2,354	2,342,015
Series 2005-WHQ4, Class M1
1.226%(c)	09/25/35	1,700	1,621,472
RAMP Trust, Series 2005-EFC4, Class M3
1.236%(c)	09/25/35	6,600	6,430,514
RASC Trust,
Series 2002-KS4, Class AIIB
1.256%(c)	07/25/32	15	13,377
Series 2005-AHL1, Class M1
1.206%(c)	09/25/35	484	469,860
Series 2005-KS10, Class M2
1.196%(c)	11/25/35	2,000	1,871,306
Series 2006-KS3, Class M1
1.086%(c)	04/25/36	400	346,030
Saxon Asset Securities Trust, Series 2005-1, Class M2
1.304%(c)	05/25/35	500	373,612
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.886%(c)	05/25/37	252	193,602
Series 2007-HE1, Class A2A
0.816%(c)	12/25/36	68	22,616
Series 2007-NC1, Class A2A
0.806%(c)	12/25/36	2	1,087
Soundview Home Loan Trust,
Series 2006-3, Class A4
1.006%(c)	11/25/36	4,000	2,868,682
Series 2006-NLC1, Class A1, 144A
0.816%(c)	11/25/36	27	10,946
Series 2006-OPT2, Class A3
0.936%(c)	05/25/36	1,294	1,241,145

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Structured Asset Investment Loan Trust,
Series 2005-4, Class M3
1.476%(c)	05/25/35		2,500	$2,349,801
Series 2005-6, Class M3
1.566%(c)	07/25/35		3,000	2,303,591
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-V1A, Class A1, 144A
1.535%	02/20/45	GBP	1,700	2,076,934
Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1, 144A
4.250%	03/26/46		1,115	1,123,359
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A
4.250%	04/25/46		1,647	1,659,019
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A
3.375%	02/25/55		2,082	2,086,835
VOLT XXXVII LLC, Series 2015-NP11, Class A1, 144A
3.625%	07/25/45		2,971	2,968,271
Wachovia Mortgage Loan Trust, Series 2005-WMC1, Class M1
1.416%(c)	10/25/35		5,225	4,994,929
WaMu Asset-Backed Certificates Trust,
Series 2006-HE5, Class 2A1
0.816%(c)	10/25/36		83	37,688
Series 2007-HE2, Class 2A3
1.006%(c)	04/25/37		5,004	2,297,964

				117,228,811

TOTAL ASSET-BACKED SECURITIES (cost $305,688,053)				309,062,734

BANK LOANS(c) — 0.3%
Automobiles
Chrysler Group LLC,
Term Loan B
3.500%	05/24/17		1,569	1,572,391

Commercial Services
Pharmaceutical Product Development, Inc.,
Term Loan
4.250%	08/18/22		497	501,931

Consumer Services
Bombardier Recreation Products, Inc.,
Term Loan
3.998%	06/30/23		400	401,999

Electric Utilities
Energy Future Holdings,
Term Loan
4.250%	06/30/17		500	502,875

Electrical Equipment
AlixPartners LLP,
Term Loan
4.000%	07/28/22		744	748,707

Food & Staples Retailing
Altertsons LLC,
Term Loan
3.770%	08/25/21		941	951,024

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Healthcare & Pharmaceutical
RPI Finance Trust,
Term Loan
3.498%	10/14/22			641	$648,040

Lodging
Las Vegas Sands LLC,
Term Loan B
3.020%	12/19/20			597	600,188

Manufacturing
MacDermid, Inc.,
Term Loan
4.500%	06/07/20			568	573,819

Media — 0.1%
CBS Radio, Inc.,
Term Loan B
4.500%	10/07/23			3,623	3,657,738
SBA SNR Finance II LLC,
Term Loan
3.270%	03/24/21			496	497,346

					4,155,084

Oil & Gas
Motor Fuel Group Ltd. (United Kingdom),
Term Loan
5.750%	07/15/22		GBP	850	1,050,165

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc.,
Term Loan B
5.500%	04/01/22			938	937,694
Tranche Term Loan B
5.250%	08/05/20			3,395	3,383,967

					4,321,661

Retail
Action Nederland BV (United Kingdom),
Term Loan
4.250%	02/25/22	(g)	EUR	1,000	1,063,619
Euro Garages (United Kingdom),
Term Loan
5.761%	01/30/23		GBP	1,000	1,199,177
Rite Aid Corp.,
Term Loan
4.875%	06/21/21			1,375	1,377,864

					3,640,660

Semiconductors & Semiconductor Equipment
Avago Technologies Ltd.,
Term Loan
3.881%	02/01/23			1,170	1,186,090
NXP BV,
Term Loan
3.451%	12/07/20			386	387,351

					1,573,441

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC,
Term Loan
2.998%	12/31/18			2,200	2,196,564
4.020%	09/07/23			800	812,999

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Technology Hardware, Storage & Peripherals (continued)
TransUnion LLC,
Term Loan B2
3.520%	04/09/21		744	$748,920
Western Digital Corp.,
Term Loan
4.000%	04/28/23	EUR	821	875,389
4.748%	04/29/23	EUR	697	705,331

				5,339,203

Telecommunications
LTS Buyer LLC,
Term Loan
4.207%	04/13/20		839	844,748

Transportation
XPO Logistics, Inc.,
Term Loan
4.520%	11/01/21		689	697,523

TOTAL BANK LOANS (cost $28,331,506)				28,123,459

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class B, 144A
4.462%	05/15/49		4,200	3,994,301
Banc of America Re-REMIC Trust,
Series 2009-UB1, Class A4A, 144A
5.679%(c)	06/24/50		36	35,552
Series 2010-UB5, Class A4A, 144A
5.743%(c)	02/17/51		671	673,981
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36		1,170	1,131,356
Series 2016-ETC, Class B, 144A
3.189%	08/14/36		510	495,953
Series 2016-ETC, Class C, 144A
3.391%	08/14/36		430	422,138
Series 2016-ETC, Class D, 144A
3.609%(c)	08/14/36		1,610	1,558,868
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.294%(c)	02/10/48		76,865	1,555,363
Series 2016-C1, Class A4
3.209%	05/10/49		1,900	1,893,018
Series 2016-GC37, Class A4
3.314%	04/10/49		10,000	10,017,121
Commercial Mortgage Trust,
Series 2010-RR1, Class GEA, 144A
5.543%(c)	12/11/49		53	53,183
Series 2013-LC13, Class XA, IO
1.358%(c)	08/10/46		42,774	2,108,334
Series 2014-UBS4, Class A5
3.694%	08/10/47		6,005	6,213,888
Series 2015-CR26, Class A4
3.630%	10/10/48		1,700	1,749,788
Series 2015-DC1, Class XA, IO
1.174%(c)	02/10/48		60,940	3,817,792
Series 2015-PC1, Class A5

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3.902%	07/10/50	4,580	$4,785,995
Series 2016-DC2, Class A5
3.765%	02/10/49	4,400	4,565,521
CSMC Trust,
Series 2010-UD1, Class A, 144A^
5.784%(c)	12/16/49	438	439,498
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	4,720	4,816,623
DBJPM Mortgage Trust, Series 2016-C3, Class A4
2.632%	09/10/49	4,000	3,828,431
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A, (original cost $1,223,805; purchased 12/09/16)(f)(g)
3.808%(c)	12/10/36	1,300	1,238,846
Series 2016-85T, Class E, 144A, (original cost $1,076,646; purchased 12/09/16)(f)(g)
3.808%(c)	12/10/36	1,200	1,072,640
Eleven Madison Trust, Series 2015-11MD, Class A, 144A
3.555%(c)	09/10/35	3,600	3,704,206
GS Mortgage Securities Trust, Series 2012-GCJ9, Class XA, IO
2.286%(c)	11/10/45	3,272	261,566
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	1,300	1,356,107
Series 2016-JP2, Class A3
2.559%	08/15/49	2,800	2,666,669
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2010-RR1, Class JPA, 144A
5.753%(c)	06/18/49	149	148,896
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A3
3.451%	07/15/50	10,000	10,221,564
Morgan Stanley Capital I Trust,
Series 2007-IQ15, Class A4
5.902%(c)	06/11/49	26	26,368
Series 2007-IQ16, Class A4
5.809%	12/12/49	1,076	1,092,081
RBSCF Trust, Series 2010-RR4, Class CMLA, 144A
6.095%(c)	12/16/49	102	103,226
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	2,800	2,733,651
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	700	738,484
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50	1,647	1,618,304
Series 2016-C35, Class A3
2.674%	07/15/48	4,500	4,288,002

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $87,199,620)			85,427,314

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS — 10.3%
Aerospace & Defense
United Technologies Corp.,
Sr. Unsec’d. Notes
1.125%	12/15/21	EUR	600	$653,775

Airlines — 0.3%
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		1,966	2,096,056
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		1,129	1,112,075
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		494	493,787
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	05/10/21		269	300,215
Continental Airlines 2012-3 Class C Pass-Through Trust,
Pass-Through Certificates
6.125%	04/29/18		1,500	1,560,000
Latam Airlines 2015-1 Pass-Through Trust A (Chile),
Pass-Through Certificates
4.200%	08/15/29		4,189	4,126,053
Latam Airlines 2015-1 Pass-Through Trust B (Chile),
Pass-Through Certificates
4.500%	08/15/25		7,411	7,151,439
Turkish Airlines 2015-1 Class A Pass Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28		8,240	8,064,838
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30		1,455	1,404,075

				26,308,538

Apparel
Hanesbrands Finance Luxembourg SCA,
Gtd. Notes, 144A
3.500%	06/15/24	EUR	550	603,855

Auto Manufacturers — 0.4%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		560	531,668
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.096%	05/04/23		1,510	1,458,236
3.219%	01/09/22		5,050	4,993,425
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26		640	648,624
Sr. Unsec’d. Notes, MTN
2.456%(c)	01/08/19		5,400	5,492,270
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36		20	22,860
General Motors Financial Co., Inc.,
Gtd. Notes
3.000%	09/25/17		3,700	3,734,747
3.150%	01/15/20		4,610	4,638,909
3.450%	04/10/22		3,125	3,090,422
3.500%	07/10/19		2,500	2,545,638

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
3.700%	05/09/23			1,605	$1,579,299
Hyundai Capital America,
Sr. Unsec’d. Notes, MTN, 144A
2.400%	10/30/18			2,000	2,008,344
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.125%	12/15/18			1,500	1,541,250
4.250%	11/15/19			250	258,438

					32,544,130

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24		EUR	701	748,610
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.625%	10/15/22	(a)		2,315	2,387,227
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26			650	647,036
5.125%	11/15/23			525	540,750
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, PIK, 144A
3.250%	09/15/23		EUR	1,000	1,084,233
3.750%	09/15/26		EUR	975	1,025,722
Lear Corp.,
Gtd. Notes
5.250%	01/15/25			2,500	2,628,125
LKQ Italia Bondco SpA,
Gtd. Notes, 144A
3.875%	04/01/24		EUR	1,250	1,398,714
Meritor, Inc.,
Gtd. Notes
6.750%	06/15/21			780	797,550

					11,257,967

Banks — 3.2%
Banca Carige SpA (Italy),
Covered Bonds, EMTN, RegS
3.875%	10/24/18		EUR	2,800	3,091,218
Banco Popular Espanol SA (Spain),
Jr. Sub. Notes, RegS
8.250%(c)	04/29/49		EUR	2,200	2,038,748
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.625%	02/13/17			800	801,656
Bank of America Corp.,
Jr. Sub. Notes
6.300%(c)	12/29/49			795	830,775
Sr. Unsec’d. Notes, GMTN
6.400%	08/28/17			7,000	7,214,655
Sr. Unsec’d. Notes, MTN
4.000%	04/01/24			2,200	2,268,946
4.125%	01/22/24			1,100	1,143,176
5.000%	05/13/21			5,085	5,537,758
6.875%	04/25/18			1,400	1,488,074
Sub. Notes, EMTN
0.400%(c)	05/23/17		EUR	600	631,636
Sub. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
4.000%	01/22/25			4,750	$4,755,966
4.450%	03/03/26			4,090	4,214,900
Bank of America NA,
Sr. Unsec’d. Notes
1.750%	06/05/18			3,500	3,499,853
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.625%(c)	12/29/49			1,205	1,105,371
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.992%(c)	08/10/21			4,000	4,098,916
3.200%	08/10/21			1,835	1,813,697
4.375%	01/12/26			1,285	1,301,476
BPCE SA (France),
Gtd. Notes, MTN
2.500%	07/15/19			200	201,043
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	02/05/25	(a)		1,875	1,817,316
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(c)	12/29/49			2,395	2,430,805
6.125%(c)	12/29/49	(a)		1,020	1,055,700
6.250%(c)	12/29/49			410	421,890
8.400%(c)	04/29/49			2,400	2,577,000
Sr. Unsec’d. Notes
1.406%(c)	05/01/17			7,500	7,505,753
2.361%(c)	09/01/23			1,500	1,529,825
2.700%	03/30/21			1,800	1,795,882
3.700%	01/12/26			3,025	3,009,427
Sub. Notes
4.300%	11/20/26			700	706,390
4.450%	09/29/27	(a)		3,850	3,911,007
Commerzbank Finance & Covered Bond SA (Luxembourg),
Covered Bonds
4.250%	06/04/18		EUR	5,100	5,671,475
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
2.750%	03/26/20			500	495,660
3.172%(c)	04/16/21			3,100	3,213,996
3.450%	04/16/21			2,500	2,515,780
3.800%	09/15/22			3,675	3,707,590
3.800%	06/09/23			1,650	1,648,182
DBS Group Holdings Ltd. (Singapore),
Sr. Unsec’d. Notes, MTN, 144A
2.246%	07/16/19			1,100	1,105,720
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
1.875%	02/13/18			1,175	1,168,258
Sr. Unsec’d. Notes, 144A
4.250%	10/14/21			7,000	7,026,992
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21			160	158,382
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
1.875%	01/29/20			7,400	7,302,594
Gov’t. Liquid Gtd. Notes, MTN, 144A
2.250%	01/30/19			1,300	1,304,186

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		390	$376,588
4.200%	08/08/23		2,000	2,083,662
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.300%(c)	12/29/49		440	421,850
5.375%(c)	12/29/49		1,850	1,868,500
Sr. Unsec’d. Notes
2.163%(c)	09/15/20		2,400	2,422,373
3.500%	01/23/25		8,995	8,875,358
3.750%	02/25/26		235	235,690
HBOS Capital Funding LP (United Kingdom),
Gtd. Notes
9.540%(c)	03/29/49	GBP	200	260,044
HSBC Holdings PLC (United Kingdom),
Sub. Notes
4.375%	11/23/26		255	256,893
ING Bank NV (Netherlands),
Covered Bonds, MTN, 144A
2.625%	12/05/22		900	892,241
Intesa Sanpaolo SpA (Italy),
Sub. Notes, MTN, 144A
5.017%	06/26/24		2,100	1,940,789
Itau Corp. Banca (Chile),
Sr. Unsec’d. Notes
3.125%	01/15/18		2,700	2,726,892
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49		2,750	2,806,540
Sr. Unsec’d. Notes
2.411%(c)	03/01/21		4,800	4,947,792
2.950%	10/01/26		1,430	1,364,918
3.125%	01/23/25		5,740	5,611,166
3.200%	01/25/23		2,265	2,290,209
3.900%	07/15/25		2,500	2,570,698
Sub. Notes
3.875%	09/10/24		1,250	1,264,796
4.250%	10/01/27		1,175	1,207,228
Lloyds Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49		5,700	7,595,250
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.900%	02/06/25		2,300	2,240,872
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.811%(c)	03/01/21		1,000	1,034,735
Morgan Stanley,
Jr. Sub. Notes
5.550%(c)	12/29/49		1,535	1,552,269
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		885	845,508
4.300%	01/27/45		3,070	3,059,467
Sub. Notes, GMTN
4.350%	09/08/26		1,450	1,485,885
MUFG Americas Holdings Corp.,
Sr. Unsec’d. Notes
2.250%	02/10/20		2,800	2,770,172

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
National City Corp.,
Sub. Notes
6.875%	05/15/19		3,930	$4,325,692
Novo Banco SA (Portugal),
Sr. Unsec’d. Notes, EMTN
5.000%	04/04/19	EUR	2,585	1,850,379
Nykredit Realkredit A/S (Denmark),
Covered Bonds
1.000%	04/01/17	DKK	7,000	994,402
1.000%	07/01/17	DKK	20,900	2,977,137
1.000%	10/01/17	DKK	102,500	14,661,803
2.000%	04/01/17	DKK	3,800	541,016
2.000%	07/01/17	DKK	15,000	2,148,064
2.000%	10/01/17	DKK	47,700	6,870,219
3.000%	10/01/47	DKK	500	73,628
Covered Bonds, RegS
2.500%	10/01/47	DKK	6,000	857,204
PNC Bank NA,
Sr. Unsec’d. Notes, MTN
3.250%	06/01/25		2,335	2,330,897
Realkredit Danmark A/S (Denmark),
Covered Bonds
1.000%	01/01/17	DKK	16,350	2,315,044
1.000%	04/01/17	DKK	35,700	5,069,981
1.000%	04/01/18	DKK	1,100	158,163
2.000%	01/01/17	DKK	6,850	969,912
2.000%	04/01/17	DKK	53,900	7,673,147
2.500%	10/01/47	DKK	4,300	614,481
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, EMTN
6.934%	04/09/18	EUR	400	451,794
Sub. Notes, EMTN, RegS
9.500%(c)	03/16/22		2,800	2,843,287
Santander Bank NA,
Sr. Unsec’d. Notes
2.000%	01/12/18		1,575	1,574,342
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
2.380%(c)	11/24/17		100	100,857
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	10/16/20		2,000	1,981,982
2.875%	08/05/21		2,300	2,249,067
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
2.375%	03/16/20		2,500	2,486,230
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.875%	10/02/19		1,900	1,890,236
Covered Bonds, MTN
4.250%	10/10/17	AUD	3,800	2,778,283
State Street Corp.,
Jr. Sub. Notes
5.250%(c)	12/29/49		1,280	1,308,800
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/16/20		2,025	2,016,623

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
1.788%(c)	10/18/19		4,400	$4,406,701
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.250%	03/15/21		1,400	1,391,652
UBS Group Funding Jersey Ltd. (Switzerland),
Gtd. Notes, 144A
2.416%(c)	02/01/22		2,900	2,946,893
Wells Fargo & Co.,
Jr. Sub. Notes
7.980%(c)	03/29/49		5,500	5,747,500
Sr. Unsec’d. Notes
2.117%(c)	10/31/23		2,100	2,125,920
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
1.850%	11/26/18		2,200	2,202,011

				266,059,406

Beverages
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		2,115	2,224,701
4.900%	02/01/46		565	610,692

				2,835,393

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes, 144A
4.663%	06/15/51		2,381	2,288,398
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22		950	958,464

				3,246,862

Building Materials — 0.1%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		1,975	2,152,750
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
7.750%	04/16/26	(a)	3,000	3,322,500
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24	(g)	2,200	2,260,500
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24		600	634,500

				8,370,250

Chemicals — 0.2%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35		175	160,456
5.250%	01/15/45		1,220	1,270,480
Blue Cube Spinco, Inc.,
Gtd. Notes
9.750%	10/15/23		1,605	1,909,950

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		1,230	$1,015,131
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.125%	11/15/21		1,480	1,563,811
4.625%	10/01/44		1,050	1,053,604
Eastman Chemical Co.,
Sr. Unsec’d. Notes
2.700%	01/15/20		2,750	2,766,088
3.800%	03/15/25	(a)	1,338	1,349,358
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55		600	557,546
5.750%	04/15/24		2,270	2,597,852
RPM International, Inc.,
Sr. Unsec’d. Notes
6.500%	02/15/18		2,745	2,876,875
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
4.450%	12/03/25		1,400	1,452,675

				18,573,826

Commercial Services — 0.2%
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.250%	01/12/20		740	739,786
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26	(g)	2,670	2,561,913
4.500%	02/15/45	(g)	625	595,988
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.375%	06/15/17		5,900	5,920,774
United Rentals North America, Inc.,
Gtd. Notes
5.500%	05/15/27		450	446,625
5.875%	09/15/26		225	231,469
7.625%	04/15/22		1,350	1,420,875

				11,917,430

Computers — 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19		855	872,789
4.420%	06/15/21		725	750,190
5.450%	06/15/23		2,500	2,651,848
6.020%	06/15/26		500	541,648
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
2.850%	10/05/18		585	590,658
Seagate HDD Cayman,
Gtd. Notes
3.750%	11/15/18		1,625	1,665,016

				7,072,149

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services — 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
4.500%	05/15/21			1,400	$1,450,890
4.625%	10/30/20			700	728,000
5.000%	10/01/21			1,700	1,787,125
Ally Financial, Inc.,
Gtd. Notes
2.750%	01/30/17			2,600	2,600,519
5.500%	02/15/17			2,400	2,409,000
Sr. Unsec’d. Notes
3.600%	05/21/18			7,000	7,052,500
Arrow Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.125%	09/15/24		GBP	375	460,766
BRFkredit A/S (Denmark),
Covered Bonds
2.000%	10/01/17		DKK	3,600	518,507
2.500%	10/01/47		DKK	700	99,933
4.000%	01/01/18		DKK	1,900	280,533
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/18			6,416	6,648,580
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19			2,700	2,848,500
6.625%	04/01/18			1,000	1,053,750
Co-operative Group Holdings 2011 Ltd. (United Kingdom),
Gtd. Notes, RegS
7.500%	07/08/26		GBP	3,500	5,094,415
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24			1,159	1,207,158
5.250%	05/30/25			727	758,290
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18			3,200	3,448,000
Sr. Unsec’d. Notes
5.875%	04/01/19			100	106,198
6.250%	05/15/19			200	215,000
LeasePlan Corp. NV (Netherlands),
Sr. Unsec’d. Notes, 144A
2.500%	05/16/18			2,100	2,103,053
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(d)
2.851%	12/23/24	(g)		200	11,500
2.907%	11/16/24	(g)		400	23,200
5.625%	01/24/13	(g)		1,700	98,600
Navient Corp.,
Sr. Unsec’d. Notes, MTN
5.500%	01/15/19			700	726,250
8.450%	06/15/18			750	808,125
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
1.000%	10/01/17		DKK	56,500	8,078,080
2.000%	10/01/17		DKK	26,400	3,802,385
2.000%	10/01/17		DKK	1,100	158,433
2.000%	01/01/18		DKK	100	14,487
2.500%	10/01/47		DKK	1,200	171,611

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
OneMain Financial Holdings LLC,
Gtd. Notes, 144A
6.750%	12/15/19	(a)		2,100	$2,189,250
7.250%	12/15/21			900	938,250
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes, 144A
9.250%	07/06/24			3,491	3,281,406
9.750%	01/06/27			2,328	2,141,570
Sr. Sec’d. Notes, RegS
9.250%	07/06/24			1,562	1,467,974
Synchrony Financial,
Sr. Unsec’d. Notes
2.287%(c)	11/09/17			200	201,310
2.700%	02/03/20			5,050	5,035,027

					70,018,175

Electric — 0.4%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	01/12/18			3,000	3,002,952
AES Corp.,
Sr. Unsec’d. Notes, 144A
7.375%	07/01/21			2,325	2,589,818
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.875%	01/15/23			1,080	1,125,900
Sr. Unsec’d. Notes
5.500%	02/01/24			1,300	1,254,500
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45			475	446,728
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46			1,020	973,217
ContourGlobal Power Holdings SA (France),
Sr. Sec’d. Notes, 144A
5.125%	06/15/21	(g)	EUR	1,300	1,432,767
Dominion Resources, Inc.,
Jr. Sub. Notes
4.104%	04/01/21			2,310	2,406,253
Sr. Unsec’d. Notes
2.850%	08/15/26	(a)		405	379,174
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26			1,385	1,292,659
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19			2,700	2,747,250
7.375%	11/01/22			700	668,500
7.625%	11/01/24	(a)		1,700	1,568,250
Gtd. Notes, 144A
8.000%	01/15/25	(a)		5,300	4,968,750
Emera US Finance LP (Canada),
Gtd. Notes, 144A
3.550%	06/15/26			785	771,679
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26			245	233,897

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20		950	$1,024,056
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20		1,700	1,772,610
Eversource Energy,
Sr. Unsec’d. Notes
3.150%	01/15/25		780	770,105
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20		795	804,454
Lamar Funding Ltd. (Oman),
Gtd. Notes, RegS
3.958%	05/07/25		2,500	2,296,849
NRG Energy, Inc.,
Gtd. Notes, 144A
7.250%	05/15/26		425	422,875
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20		250	283,512
PECO Energy Co.,
First Ref. Mortgage
4.800%	10/15/43		910	1,016,226
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21		865	867,657
Red Oak Power LLC,
Sr. Sec’d. Notes
8.540%	11/30/19		547	547,134

				35,667,772

Electronics
Fortive Corp.,
Sr. Unsec’d. Notes, 144A
3.150%	06/15/26		650	640,552
Honeywell International, Inc.,
Sr. Unsec’d. Notes
0.650%	02/21/20	EUR	900	962,348

				1,602,900

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25		1,500	1,533,749
Carmike Cinemas, Inc.,
Sec’d. Notes, 144A
6.000%	06/15/23		1,300	1,371,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24		1,635	1,684,050
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		3,000	3,037,500
Pinnacle Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	05/01/24		2,300	2,305,750

				9,932,549

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Foods — 0.2%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/25		500	$494,999
Darling Ingredients, Inc.,
Gtd. Notes
5.375%	01/15/22		2,000	2,075,000
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		1,800	1,849,500
JBS Investments GmbH (Brazil),
Gtd. Notes, 144A
7.750%	10/28/20		1,800	1,910,340
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
5.750%	06/15/25	(g)	2,050	2,075,625
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		1,285	1,206,406
4.375%	06/01/46		375	352,867
5.000%	07/15/35		700	734,369
Post Holdings, Inc.,
Gtd. Notes, 144A
6.000%	12/15/22		1,500	1,565,625
Tyson Foods, Inc.,
Gtd. Notes
5.150%	08/15/44		190	197,006

				12,461,737

Forest Products & Paper — 0.1%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
3.600%	03/01/25	(g)	1,820	1,840,781
International Paper Co.,
Sr. Unsec’d. Notes
4.400%	08/15/47		550	519,758
4.800%	06/15/44		1,410	1,400,484

				3,761,023

Gas
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24		700	715,749
5.875%	08/20/26		700	710,499
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20		945	943,605

				2,369,853

Health Care Services — 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
1.601%(c)	12/08/17		500	501,724
2.400%	06/15/21		300	298,642
3.200%	06/15/26		1,690	1,671,865
3.500%	11/15/24		1,000	1,014,551
6.750%	12/15/37		1,410	1,832,452
Anthem, Inc.,
Sr. Unsec’d. Notes
7.000%	02/15/19		2,600	2,849,688

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Health Care Services (continued)
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		1,425	$1,439,250
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		1,700	1,181,500
8.000%	11/15/19	(a)	3,200	2,656,000
Cigna Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/25		2,400	2,337,470
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21		5,000	5,381,250
HCA, Inc.,
Gtd. Notes
5.875%	02/15/26		375	386,250
HealthSouth Corp.,
Gtd. Notes
5.125%	03/15/23		300	297,000
5.750%	11/01/24		1,600	1,620,000
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.625%	02/01/20		270	269,735
3.200%	02/01/22		1,225	1,235,176
4.625%	11/15/20		550	589,636
LifePoint Health, Inc.,
Gtd. Notes
5.500%	12/01/21		2,000	2,080,000
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		1,075	1,107,250
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45		350	339,700
4.763%	08/01/16		675	638,195
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.500%	03/30/20		1,040	1,039,271
3.450%	06/01/26		285	281,107
3.500%	03/30/25		1,650	1,630,370
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21	(a)	2,400	2,400,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.000%	10/01/20		500	523,750
6.250%	11/01/18		1,000	1,055,000
Sr. Unsec’d. Notes
5.500%	03/01/19		1,500	1,473,900
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35		1,670	1,820,365

				39,951,097

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21		2,600	2,592,589

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Products (continued)
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44	(a)		1,400	$1,450,323
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45			2,360	2,552,154
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	04/01/20			1,300	1,300,065

					7,895,131

Home Builders — 0.1%
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20			1,500	1,533,750
CalAtlantic Group, Inc.,
Gtd. Notes
8.375%	05/15/18			3,000	3,255,000
M/I Homes, Inc.,
Gtd. Notes
6.750%	01/15/21			2,200	2,293,500
PulteGroup, Inc.,
Gtd. Notes
5.500%	03/01/26			1,500	1,488,750
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			2,000	2,070,000
8.500%	11/15/20			1,000	1,045,000

					11,686,000

Home Furnishings
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26			650	653,250

Household Products/Wares
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	1,250	1,348,456

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	12/01/19			2,050	2,086,547
3.850%	04/01/23			1,500	1,555,961
4.200%	04/01/26			145	151,348
5.500%	04/01/46			310	355,888

					4,149,744

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26	(a)		4,855	4,940,361
Sr. Unsec’d. Notes, MTN
5.850%	01/16/18			400	417,106
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43			660	696,847

Chubb INA Holdings, Inc.,
Gtd. Notes
3.150%	03/15/25			840	836,989

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21	(a)	400	$422,564
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		1,780	1,755,416
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		3,360	3,368,880
MetLife, Inc.,
Sr. Unsec’d. Notes
4.368%	09/15/23		905	973,871
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40		980	1,206,758
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,530	1,655,088
TIAA Asset Management Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
2.950%	11/01/19	(g)	570	579,839

				16,853,719

Internet — 0.1%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.600%	11/28/24		6,000	5,940,630
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.250%	08/06/18		3,900	3,965,867

				9,906,497

Iron/Steel
Bao-Trans Enterprises Ltd. (China),
Sr. Unsec’d. Notes, RegS
3.750%	12/12/18		900	917,797
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26		575	598,000

				1,515,797

Leisure Time
Viking Cruises Ltd.,
Sr. Unsec’d. Notes, 144A
8.500%	10/15/22	(g)	1,180	1,224,250

Lodging — 0.2%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23		1,500	1,612,500
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
4.850%	03/15/26		1,400	1,474,325
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/26		2,720	2,574,567
MGM Resorts International,
Gtd. Notes
8.625%	02/01/19		3,150	3,539,813

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Lodging (continued)
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.250%	10/15/21			2,500	$2,518,750

					11,719,955

Media — 0.5%
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.750%	05/15/22	(a)		5,100	5,444,250
Gtd. Notes, RegS
7.250%	05/15/22		EUR	1,500	1,687,725
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.500%	05/15/26			1,600	1,631,999
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18	(a)		1,000	1,055,000
8.625%	09/15/17			1,875	1,950,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23			2,425	2,497,750
5.375%	05/01/25			1,500	1,545,000
5.875%	04/01/24	(a)		800	854,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20			1,600	1,648,000
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22			7,700	8,046,739
6.384%	10/23/35			790	902,047
6.484%	10/23/45			955	1,104,055
6.834%	10/23/55			250	293,081
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19			1,800	1,998,000
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
5.000%	05/13/45			500	424,295
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22			1,450	1,477,188
Pearson Dollar Finance Two PLC (United Kingdom),
Gtd. Notes, 144A
6.250%	05/06/18	(g)		1,000	1,050,277
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			3,500	3,587,500
Time Warner, Inc.,
Gtd. Notes
2.950%	07/15/26			2,100	1,956,196
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, RegS
4.000%	01/15/25		EUR	1,000	1,094,760
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(g)		925	884,531

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.000%	04/15/21		GBP	1,745	$2,237,156
Sr. Sec’d. Notes, RegS
5.500%	01/15/25		GBP	1,440	1,828,350

					45,197,899

Mining — 0.2%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.750%(c)	10/19/75			1,620	1,818,450
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
4.500%	09/16/25	(v)		13,500	13,704,498
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.000%	04/15/20			1,000	1,025,000
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45			1,350	1,325,330
6.750%	04/16/40			500	539,454

					18,412,732

Miscellaneous Manufacturing
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
3.550%	11/01/24			1,410	1,430,762

Office/Business Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.000%	09/01/23			1,200	1,201,500
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	09/01/20			1,385	1,366,104

					2,567,604

Oil & Gas — 0.5%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31			1,200	1,527,176
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.200%	03/15/40			885	1,013,583
Apache Corp.,
Sr. Unsec’d. Notes
5.100%	09/01/40			625	653,863
CNOOC Finance 2015 Australia Pty Ltd. (China),
Gtd. Notes
2.625%	05/05/20			3,500	3,485,923
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			500	514,998
7.950%	04/15/32			1,700	2,152,567
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26	(a)		1,100	1,094,500
Helmerich & Payne International Drilling Co.,
Gtd. Notes
4.650%	03/15/25			1,610	1,663,568

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24		1,275	$1,504,236
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		1,000	1,002,948
5.250%	11/15/43		750	763,961
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.000%	02/15/27		445	430,571
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.350%	06/30/22		4,576	2,047,760
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.625%	10/01/23		1,026	295,121
6.750%	10/01/23		841	222,918
ONGC Videsh Ltd. (India),
Gtd. Notes, RegS
4.625%	07/15/24		2,500	2,570,559
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, MTN, 144A
4.300%	05/20/23		4,200	4,177,270
Petrobras Global Finance BV (Brazil),
Gtd. Notes
3.873%(c)	03/17/20		700	684,173
4.875%	03/17/20		200	197,740
5.375%	01/27/21		2,400	2,347,200
6.250%	03/17/24		3,000	2,877,600
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, RegS
4.125%	01/28/25		5,000	4,983,319
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		1,800	1,786,500
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.900%	03/15/45		230	229,205

				38,227,259

Oil & Gas Services
Transocean Phoenix 2 Ltd.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/24		2,100	2,215,500

Packaging & Containers
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.625%	05/15/23		800	793,503
Ball Corp.,
Gtd. Notes
4.375%	12/15/23	EUR	825	959,209
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23		450	469,125
6.375%	08/15/25		350	369,250

				2,591,087

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.800%	05/14/18			100	$100,075
3.200%	05/14/26			430	409,114
3.600%	05/14/25			970	960,773
4.500%	05/14/35			1,625	1,596,606
Actavis Funding SCS,
Gtd. Notes
3.800%	03/15/25			1,800	1,802,120
4.550%	03/15/35			1,970	1,949,890
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25			470	466,121
Catalent Pharma Solutions, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	12/15/24		EUR	665	732,493
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23			1,550	1,358,188
6.500%	02/01/25			500	418,750
Mylan NV,
Gtd. Notes, 144A
3.150%	06/15/21			1,100	1,079,526
3.950%	06/15/26			1,690	1,581,583
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19			2,500	2,468,305
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26	(a)		490	451,744
4.100%	10/01/46			155	132,814
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20			2,000	1,690,000
6.125%	04/15/25			325	244,156
6.750%	08/15/21	(a)		2,200	1,826,000

					19,268,258

Pipelines — 0.3%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26			1,555	1,511,219
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.350%	03/15/20			686	711,725
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46			2,020	2,073,532
EQT Midstream Partners LP,
Sr. Unsec’d. Notes
4.125%	12/01/26			2,600	2,534,342
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	(g)		863	850,163
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23			900	887,670
4.300%	05/01/24			1,200	1,227,844

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan, Inc.,
Gtd. Notes
7.250%	06/01/18		100	$106,567
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25		1,875	1,822,928
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes, 144A
5.000%	03/15/27		3,800	3,833,250
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18		700	731,795
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		2,799	2,759,946
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	09/15/25		675	667,426
4.300%	03/04/24		2,275	2,297,320

				22,015,727

Real Estate
Global Logistic Properties Ltd. (Singapore),
Sr. Unsec’d. Notes, EMTN, RegS
3.875%	06/04/25		1,800	1,747,393

Real Estate Investment Trusts (REITs) — 0.2%
Camden Property Trust,
Sr. Unsec’d. Notes
4.625%	06/15/21		1,700	1,815,076
FelCor Lodging LP,
Gtd. Notes
6.000%	06/01/25	(a)	1,700	1,768,000
Goodman Funding Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	11/12/20		1,300	1,458,964
6.375%	04/15/21		2,325	2,625,081
Regency Centers LP,
Gtd. Notes
4.800%	04/15/21		1,750	1,882,799
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18		605	607,585
Unibail-Rodamco SE (France),
Sr. Unsec’d. Notes, EMTN, RegS
1.651%(c)	04/16/19		1,500	1,492,275
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.000%	04/30/19		2,000	2,073,356

				13,723,136

Retail — 0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
7.000%	05/20/22		962	1,012,505
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.250%	04/15/25		2,125	2,085,562

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24			925	$922,688
CVS Health Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22			1,740	1,714,118
5.125%	07/20/45			510	568,368
5.300%	12/05/43			500	566,543
Dollar Tree, Inc.,
Gtd. Notes
5.750%	03/01/23			800	847,056
Dufry Finance SCA (Switzerland),
Gtd. Notes, 144A
4.500%	08/01/23		EUR	575	647,645
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)		3,000	3,232,500
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
6.300%	10/15/37			220	276,404
PVH Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/22			1,500	1,522,500
Unique Pub Finance Co. PLC (The) (United Kingdom),
Asset Backed, RegS
6.542%	03/30/21		GBP	1,000	1,332,959

					14,728,848

Semiconductors — 0.1%
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/26			3,000	2,973,750
NXP BV/NXP Funding LLC (Netherlands),
Sr. Unsec’d. Notes, 144A
3.875%	09/01/22			1,000	1,012,500
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25			1,425	1,396,500

					5,382,750

Software — 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26			2,760	2,591,450
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23			3,075	3,274,875
Infor US, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	08/15/20	(g)		2,000	2,095,000
Microsoft Corp.,
Sr. Unsec’d. Notes
3.950%	08/08/56			1,535	1,449,780
Quintiles Ims, Inc.,
Gtd. Notes
3.500%	10/15/24		EUR	1,150	1,254,701

					10,665,806

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		5,510	$5,310,665
4.500%	05/15/35		425	410,621
4.750%	05/15/46		570	540,029
4.800%	06/15/44		905	855,147
Bharti Airtel International Netherlands BV (India),
Gtd. Notes, 144A
5.125%	03/11/23		400	416,898
5.350%	05/20/24		655	686,070
Gtd. Notes, RegS
3.375%	05/20/21	EUR	500	568,328
5.125%	03/11/23		220	229,294
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		900	811,467
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20		1,900	2,014,209
9.125%	03/01/17		2,200	2,224,750
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		2,000	2,003,740
TBG Global Pte Ltd. (Indonesia),
Gtd. Notes, RegS
4.625%	04/03/18		1,000	1,008,999
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, EMTN
6.375%	06/24/19	GBP	800	1,078,088
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26		1,600	1,730,000
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21		100	100,729
4.862%	08/21/46		3,730	3,779,587
5.012%	08/21/54		2,375	2,362,560

				26,131,181

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.700%	09/01/45		1,430	1,565,155
Hellenic Railways Organization SA (Greece),
Gov’t. Gtd. Notes
4.028%	03/17/17	EUR	900	935,546
Gov’t. Gtd. Notes, RegS
5.014%	12/27/17	EUR	1,000	1,022,390
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes, 144A
5.875%	07/05/34		7,600	8,018,000

				11,541,091

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Trucking & Leasing
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.050%	01/09/20	(g)		2,490	$2,517,213

TOTAL CORPORATE BONDS (cost $882,025,075)					870,525,732

FOREIGN GOVERNMENT BONDS — 3.0%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes, 144A
6.875%	04/22/21			1,130	1,203,450
7.500%	04/22/26			2,400	2,520,000
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.950%	02/11/20		EUR	3,400	3,819,114
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS, RegS
0.750%	04/15/18		EUR	3,500	4,024,604
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45			375	355,781
11.750%	02/25/20			250	318,000
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS, RegS
0.100%	04/15/23		EUR	800	961,160
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes
1.050%	06/20/23		JPY	150,000	1,365,809
Gov’t. Gtd. Notes, MTN, 144A
1.625%	09/01/21			5,000	4,801,155
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
6.850%	01/27/45			680	642,410
7.450%	04/30/44			200	202,000
7.500%	05/06/21			750	814,005
Sr. Unsec’d. Notes, RegS
7.500%	05/06/21			1,060	1,150,460
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27			3,300	3,036,000
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	09/01/23		AUD	600	350,881
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN, RegS
0.500%	08/10/23		AUD	2,900	1,681,274
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21			7,700	7,363,125
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
2.625%	12/30/20			2,500	2,495,333
4.000%	01/29/21			300	313,806
5.000%	04/11/22			2,600	2,864,716
Sr. Unsec’d. Notes, EMTN
6.460%	02/27/17		MXN	20,000	962,390
French Republic Government Bond OAT (France),
Bonds, TIPS, RegS
1.850%	07/25/27		EUR	1,200	1,734,530

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
2.250%	07/25/20	EUR	910	$1,339,574
Hellenic Republic Government Bond (Greece),
Bonds, RegS
3.000%(c)	02/24/23	EUR	3	2,573
3.000%(c)	02/24/25	EUR	3	2,473
3.000%(c)	02/24/26	EUR	9	7,353
3.000%(c)	02/24/29	EUR	31	23,287
3.000%(c)	02/24/30	EUR	27	19,869
3.000%(c)	02/24/31	EUR	31	22,457
3.000%(c)	02/24/32	EUR	24	17,077
3.000%(c)	02/24/33	EUR	20	13,950
3.000%(c)	02/24/34	EUR	13	8,903
3.000%(c)	02/24/36	EUR	43	28,686
3.000%(c)	02/24/37	EUR	86	56,580
3.000%(c)	02/24/38	EUR	86	56,273
3.000%(c)	02/24/40	EUR	16	10,450
3.000%(c)	02/24/41	EUR	9	5,895
3.000%(c)	02/24/42	EUR	58	38,065
Sr. Unsec’d. Notes, RegS, 144A
4.750%	04/17/19	EUR	671	666,296
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes, EMTN
3.800%	08/08/17	JPY	639,000	5,317,026
4.500%	07/03/17	JPY	200,000	1,677,005
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23		1,900	2,106,625
6.375%	03/29/21		2,280	2,553,053
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
3.375%	07/30/25	EUR	1,125	1,212,607
5.250%	01/08/47		500	498,561
6.875%	03/09/17		5,940	5,991,042
Sr. Unsec’d. Notes, MTN, 144A
2.875%	07/08/21	EUR	5,600	6,149,077
3.750%	06/14/28	EUR	375	401,330
Sr. Unsec’d. Notes, MTN, RegS
3.750%	06/14/28	EUR	500	535,107
Sr. Unsec’d. Notes, RegS
6.875%	01/17/18		1,800	1,893,307
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes, EMTN, RegS
5.000%	04/10/17		500	503,759
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, RegS
4.000%	02/01/37	EUR	2,100	2,718,076
5.000%	09/01/40	EUR	7,600	11,056,233
Bonds, RegS, 144A
4.750%	09/01/44	EUR	1,600	2,278,010
5.000%	03/01/25	EUR	7,300	9,743,016
Bonds, TIPS
1.700%	09/15/18	EUR	600	670,134
Bonds, TIPS, RegS
2.550%	09/15/41	EUR	400	576,953
3.100%	09/15/26	EUR	100	137,164
Sr. Unsec’d. Notes, RegS, 144A
4.750%	09/01/28	EUR	1,600	2,163,913
Sr. Unsec’d. Notes, TIPS, RegS, 144A
2.350%	09/15/24	EUR	2,990	3,630,219

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN, RegS
6.000%	08/04/28	GBP	2,100	$3,163,360
Korea Housing Finance Corp. (South Korea),
Covered Bonds, 144A
2.000%	10/11/21		4,500	4,308,039
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN	15,469	724,620
7.750%	05/29/31	MXN	44,489	2,142,195
Mexican Bonos de Proteccion al Ahorro (Mexico),
Bonds
5.600%(c)	01/04/18	MXN	53,400	2,646,287
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	01/23/46		505	453,238
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		1,000	909,300
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes, RegS
2.000%	09/20/25	NZD	5,300	3,869,762
2.500%	09/20/35	NZD	1,700	1,220,778
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
9.500%	02/02/30		1,000	1,575,701
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, MTN, RegS
5.125%	10/15/24		4,500	4,353,749
Province of British Columbia (Canada),
Unsec’d. Notes
4.300%	06/18/42	CAD	300	267,539
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.450%	06/29/22		800	799,551
4.000%	10/07/19		600	633,937
Unsec’d. Notes
3.150%	06/02/22	CAD	7,500	5,959,669
3.450%	06/02/45	CAD	3,000	2,325,371
3.500%	06/02/24	CAD	3,000	2,426,522
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	CAD	200	192,662
Notes
4.250%	12/01/21	CAD	1,100	916,712
Sr. Unsec’d. Notes
2.750%	08/25/21		2,200	2,242,143
Unsec’d. Notes
3.500%	12/01/22	CAD	1,600	1,294,955
3.750%	09/01/24	CAD	1,600	1,315,571
Unsec’d. Notes, MTN
7.295%	07/22/26		2,400	3,046,404
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
5.750%	06/15/19		3,200	3,360,000
9.950%	06/09/21		1,450	1,634,875
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/26/26		1,400	1,327,234

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, RegS
5.850%	05/10/23		3,000	$3,379,277
South Africa Government Bond (South Africa),
Bonds
8.000%	12/21/18	ZAR	6,700	488,313
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
3.750%	07/24/26	EUR	2,500	2,682,951
Spain Government Bond (Spain),
Bonds, RegS, 144A
3.800%	04/30/24	EUR	4,600	5,798,940
Sr. Unsec’d. Notes, RegS, 144A
2.150%	10/31/25	EUR	100	112,870
2.750%	10/31/24	EUR	19,300	22,842,945
4.700%	07/30/41	EUR	300	449,808
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29	GBP	200	289,266
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
5.750%	01/18/22		7,000	6,893,362
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21		1,500	1,538,100
7.000%	06/05/20		600	644,233
United Kingdom Gilt (United Kingdom),
Bonds, RegS
4.000%	03/07/22	GBP	3,300	4,781,995
4.250%	06/07/32	GBP	500	836,508
4.250%	12/07/40	GBP	3,100	5,596,596
Bonds, TIPS, RegS
4.250%	03/07/36	GBP	400	691,449
Unsec’d. Notes, RegS
3.250%	01/22/44	GBP	17,900	28,508,698
3.500%	01/22/45	GBP	800	1,335,341
4.500%	09/07/34	GBP	200	351,036
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS, RegS
0.125%	03/22/24	GBP	1,310	2,074,222
0.125%	03/22/26	GBP	2,410	3,678,149
0.125%	03/22/58	GBP	90	232,159
0.125%	03/22/68	GBP	140	453,377
Sr. Unsec’d. Notes, RegS
0.125%	03/22/46	GBP	640	1,316,542

TOTAL FOREIGN GOVERNMENT BONDS (cost $274,177,493)				255,198,292

MUNICIPAL BONDS — 0.3%
California — 0.1%
San Diego County Regional Airport Authority,
Revenue Bonds, BABs
6.628%	07/01/40		1,100	1,246,443
State of California,
General Obligation Unlimited, BABs
7.600%	11/01/40		3,000	4,514,580
7.625%	03/01/40		200	293,864

				6,054,887

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Georgia — 0.1%
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.655%	04/01/57		4,000	$4,853,840

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40		600	749,250
City of Chicago,
General Obligation Unlimited
7.375%	01/01/33		1,700	1,716,949
7.750%	01/01/42		2,000	2,026,080

				4,492,279

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.687%	11/15/40		1,500	1,977,990
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42		435	562,216
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		4,000	4,013,320

				6,553,526

Ohio
American Municipal Power, Inc.,
Revenue Bonds, BABs
8.084%	02/15/50		800	1,212,671

TOTAL MUNICIPAL BONDS (cost $22,819,819)				23,167,203

NON-CORPORATE FOREIGN AGENCIES — 0.5%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		1,025	992,374
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,530	1,687,774
Sr. Unsec’d. Notes, RegS
4.950%	07/19/22		770	792,307
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, MTN, 144A
9.125%	07/02/18		1,800	1,955,880
Majapahit Holding BV (Indonesia),
Gtd. Notes, RegS
7.750%	01/20/20		3,300	3,704,249
Petrobras Global Finance BV (Brazil),
Gtd. Notes
8.375%	05/23/21		4,700	5,064,250
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		1,310	1,347,663
6.000%	03/05/20		4,000	4,219,000
Gtd. Notes, 144A
4.607%(c)	03/11/22		4,000	4,125,000
5.375%	03/13/22	(g)	5,000	5,119,900
5.375%	03/13/22		375	383,993
6.500%	03/13/27	(g)	8,000	8,252,000

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
NON-CORPORATE FOREIGN AGENCIES (continued)
Gtd. Notes, EMTN, RegS
1.875%	04/21/22		EUR	5,000	$5,058,085
Gtd. Notes, MTN
4.500%	01/23/26			2,500	2,277,500
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21	(a)		900	965,340

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $45,295,344)					45,945,315

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.3%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1
3.323%(c)	09/25/35			167	137,916
Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35			12	10,914
Series 2005-56, Class 2A2
2.574%(c)	11/25/35			15	11,961
Series 2005-56, Class 2A3
2.034%(c)	11/25/35			15	11,555
Series 2005-62, Class 2A1
1.567%(c)	12/25/35			243	220,746
Series 2005-76, Class 2A1
1.567%(c)	02/25/36			18	16,162
Series 2005-81, Class A1
1.036%(c)	02/25/37			1,676	1,367,935
Series 2005-J12, Class 2A1
1.026%(c)	08/25/35			2,091	1,345,746
Series 2006-2CB, Class A14
5.500%	03/25/36			38	29,321
Series 2006-40T1, Class 2A1
6.000%	12/25/36			1,344	714,714
Series 2006-OA2, Class A5
0.969%(c)	05/20/46			1,887	1,198,423
Series 2006-OA11, Class A1B
0.946%(c)	09/25/46			89	68,425
Series 2006-OA19, Class A1
0.919%(c)	02/20/47			2,289	1,588,707
Series 2006-OA22, Class A1
0.916%(c)	02/25/47			141	118,733
Series 2007-16CB, Class 5A1
6.250%	08/25/37			35	30,249
American Home Mortgage Assets Trust, Series 2007-1, Class A1
1.267%(c)	02/25/47			1,980	1,159,429
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 144A
0.946%(c)	03/27/36			3,691	3,514,214
Series 2015-R3, Class 2A1, 144A
0.886%(c)	02/27/37			3,692	3,449,423
Series 2015-R3, Class 6A1, 144A
0.926%(c)	05/27/36			3,809	3,618,328
Banc of America Funding Trust,
Series 2006-8T2, Class A10
5.753%	10/25/36			30	26,333
Series 2006-J, Class 4A1

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.211%(c)	01/20/47		1,004	$844,231
Series 2015-R2, Class 5A1, 144A
0.921%(c)	09/29/36		3,760	3,550,252
Series 2015-R4, Class 4A1, 144A
3.500%(c)	07/26/36		1,560	1,560,632
Series 2015-R6, Class 1A1, 144A
0.739%(c)	08/26/36		2,765	2,607,100
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
3.246%(c)	06/25/35		54	50,670
Series 2005-H, Class 2A1
3.241%(c)	09/25/35		29	28,249
Series 2005-H, Class 2A5
3.241%(c)	09/25/35		351	336,957
Bancaja 8 Fondo de Titulizacion de Activos (Spain), Series 8, Class A, RegS
1.848%(s)	10/25/37	EUR	368	378,871
Bayview Opportunity Master Fund IVb Trust, Series 2016-CRT1, Class M1, 144A
2.511%(c)	10/27/27		550	548,869
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
16.937%(c)	04/26/37		95	23,835
Series 2011-RR4, Class 8A2, 144A
13.061%(c)	02/26/36		1,741	650,745
Series 2011-RR5, Class 12A2, 144A
5.085%(c)	03/26/37		1,202	348,096
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37		328	337,247
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
3.001%(c)	08/25/33		7	7,253
Series 2003-9, Class 2A1
3.326%(c)	02/25/34		87	86,409
Series 2004-2, Class 22A
3.174%(c)	05/25/34		17	16,288
Series 2004-10, Class 13A1
2.969%(c)	01/25/35		91	88,791
Series 2004-10, Class 22A1
3.284%(c)	01/25/35		46	45,352
Series 2005-1, Class 2A1
3.071%(c)	03/25/35		36	34,617
Series 2005-2, Class A1
2.920%(c)	03/25/35		77	77,610
Series 2005-2, Class A2
3.129%(c)	03/25/35		19	19,274
Series 2005-4, Class 3A1
3.113%(c)	08/25/35		561	477,041
Series 2005-5, Class A2
2.820%(c)	08/25/35		65	64,865
Bear Stearns Alt-A Trust,
Series 2005-7, Class 22A1
3.149%(c)	09/25/35		218	186,388
Series 2005-9, Class 24A1
3.118%(c)	11/25/35		108	88,319
Series 2005-10, Class 24A1
2.988%(c)	01/25/36		208	177,633
Series 2006-2, Class 23A1

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.117%(c)	03/25/36		216	$164,370
Series 2006-4, Class 21A1
3.044%(c)	08/25/36		194	143,277
Series 2006-5, Class 2A2
3.184%(c)	08/25/36		294	214,021
Series 2006-6, Class 32A1
3.114%(c)	11/25/36		420	305,057
Series 2006-8, Class 3A1
0.916%(c)	02/25/34		77	70,538
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 1A1
0.916%(c)	12/25/46		2,618	2,138,520
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
3.006%(c)	01/26/36		1,222	957,166
Series 2007-R6, Class 2A1^
2.779%(c)	12/26/46		775	601,383
Berica ABS Srl (Italy), Series 2011-1, Class A1, RegS
0.019%(c)	12/31/55	EUR	494	518,805
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
2.874%(c)	03/25/34		41	40,277
Series 2005-10, Class 1A2A
3.366%(c)	12/25/35		60	42,096
Series 2005-11, Class A2A
2.930%(c)	10/25/35		1,087	1,089,554
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.173%(c)	08/25/34		74	63,096
Series 2004-12, Class 12A1
3.095%(c)	08/25/34		214	181,692
Series 2004-22, Class A3
3.104%(c)	11/25/34		970	958,080
Series 2004-HYB5, Class 2A1
3.043%(c)	04/20/35		58	57,385
Series 2005-2, Class 1A1
1.396%(c)	03/25/35		581	457,599
Series 2005-9, Class 1A1
1.356%(c)	05/25/35		694	581,996
Series 2005-HYB6, Class 5A1
3.062%(c)	10/20/35		109	94,267
Series 2005-HYB9, Class 5A1
3.306%(c)	02/20/36		299	263,280
Series 2007-18, Class 1A1
6.000%	11/25/37		195	173,118
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1
3.044%(c)	08/25/33		12	11,807
CSFB Mortgage-Backed Trust, Series 2004-AR6, Class 9A2
1.496%(c)	10/25/34		64	60,100
CSMC Mortgage-Backed Trust, Series 2007-3, Class 1A6A
5.579%(c)	04/25/37		230	121,647
CSMC Trust, Series 2010-18R, Class 4A4, 144A
2.724%(c)	04/26/38		1,583	1,552,144

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18			53	$53,182
Series 2007-AR2, Class A1
0.906%(c)	03/25/37			1,775	1,393,267
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust,
Series 2006-AB4, Class A1B1
0.856%(c)	10/25/36			10	6,332
Series 2006-AB4, Class A6A2
5.886%	10/25/36			74	63,778
EuroMASTR PLC (United Kingdom), Series 2007-1V, Class A2, RegS
0.573%(c)	06/15/40		GBP	1,123	1,285,080
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3C, RegS
0.540%(c)	12/10/44		GBP	1,362	1,635,001
Series 2007-3A, Class A2B, 144A
0.679%(c)	06/13/45		GBP	13	16,156
Series 2007-3X, Class A2C, RegS
0.679%(c)	06/13/45		GBP	4	4,684
Series 2007-3X, Class A3A, RegS
1.325%(c)	06/13/45		GBP	687	803,509
Series 2007-3X, Class A3C, RegS
1.325%(c)	06/13/45		GBP	229	267,801
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1
2.206%(c)	01/25/29	(x)		1,396	1,404,734
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35			104	112,591
Series 2006-16, Class FC
1.056%(c)	03/25/36			42	41,738
Series 2006-118, Class A2
0.644%(c)	12/25/36			69	67,703
Series 2011-3, Class FA
1.436%(c)	02/25/41			206	208,063
Series 2015-87, Class BF
1.056%(c)	12/25/45			2,714	2,697,237
F-E Mortgages Srl (Italy), Series 1, Class A1, RegS
0.014%(c)	12/15/43		EUR	1,439	1,509,924
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA1, Class 1A1
2.832%(c)	03/25/35			553	430,080
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR2, Class 2A1
3.036%(c)	06/25/35			638	606,075
Series 2007-AR1, Class 1A1
3.068%(c)	05/25/37			474	386,921
Freddie Mac Reference REMIC, Series R006, Class ZA
6.000%	04/15/36			155	176,836
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%	09/15/34			510	559,648
Series 3172, Class FK
1.154%(c)	08/15/33			150	149,804

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Strips, Series 278, Class F1
1.154%(c)	09/15/42		997	$992,364
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN4, Class M3
5.306%(c)	10/25/24	(x)	640	684,785
Series 2016-DNA3, Class M2
2.756%(c)	12/25/28	(x)	1,500	1,513,962
Series 2016-HQA2, Class M2
3.006%(c)	11/25/28	(x)	1,200	1,224,645
Series 2016-HQA3, Class M2
2.106%(c)	03/25/29	(x)	740	738,096
Government National Mortgage Assoc.,
Series 2014-H01, Class FD
1.181%(c)	01/20/64		1,621	1,620,986
Series 2014-H14, Class DF
1.031%(c)	07/20/64		2,879	2,863,099
Series 2015-H30, Class FA
1.211%(c)	08/20/61		2,492	2,489,082
Series 2016-H02, Class FH
1.562%(c)	01/20/66		2,659	2,684,182
GreenPoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1
3.281%(c)	10/25/33		377	371,540
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A
0.896%(c)	01/26/37		3,064	2,949,739
Series 2015-3R, Class 1A2, 144A
0.896%(c)	01/26/37		1,300	1,071,728
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
2.220%(c)	03/25/33		8	8,059
Series 2005-AR1, Class 1A1
3.455%(c)	01/25/35		20	19,043
Series 2005-AR2, Class 2A1
3.132%(c)	04/25/35		241	240,235
Series 2005-AR3, Class 6A1
3.102%(c)	05/25/35		290	270,984
Series 2006-AR1, Class 2A1
3.289%(c)	01/25/36		151	140,107
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
2.999%(c)	05/19/33		15	14,586
Series 2004-1, Class 2A
2.965%(c)	04/19/34		88	86,571
Series 2005-2, Class 2A1A
1.176%(c)	05/19/35		605	505,920
Series 2005-4, Class 3A1
3.107%(c)	07/19/35		39	34,356
Series 2005-10, Class 2A1A
1.046%(c)	11/19/35		664	540,826
Series 2006-5, Class 2A1A
0.916%(c)	07/19/46		118	67,346
HomeBanc Mortgage Trust, Series 2005-4, Class A2
1.086%(c)	10/25/35		207	199,683

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets Trust, Series 2007-1, Class A2
0.916%(c)	03/25/37	2,390	$1,994,067
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
3.399%(c)	11/25/35	52	47,961
Series 2007-AR1, Class 1A2
3.163%(c)	03/25/37	1,497	1,357,356
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10, Class 1A1
1.596%(c)	05/25/34	806	727,435
Series 2005-AR12, Class 2A1A
0.996%(c)	07/25/35	74	64,783
Series 2005-AR18, Class 2A1A
1.066%(c)	10/25/36	1,534	1,066,830
Series 2006-AR12, Class A1
0.946%(c)	09/25/46	301	247,110
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
2.770%(c)	11/25/33	8	7,340
Series 2005-A2, Class 7CB1
3.202%(c)	04/25/35	61	61,704
Series 2005-A6, Class 2A1
3.247%(c)	08/25/35	37	36,812
Series 2005-ALT1, Class 3A1
3.060%(c)	10/25/35	103	86,867
Series 2006-A1, Class 3A2
3.024%(c)	02/25/36	47	41,230
Series 2006-A7, Class 2A2
3.186%(c)	01/25/37	1,050	940,237
Series 2007-A1, Class 1A1
3.218%(c)	07/25/35	42	41,458
Series 2007-S3, Class 1A90
7.000%	08/25/37	264	234,507
JPMorgan Resecuritization Trust, Series 2015-1, Class 6A1, 144A
0.864%(c)	12/27/45	1,944	1,870,245
Kensington Mortgage Securities PLC (United Kingdom), Series 2007-1X, Class A3C, RegS
1.129%(c)	06/14/40	3,433	3,231,010
Lehman XS Trust,
Series 2007-4N, Class 1A2A
0.916%(c)	03/25/47	2,370	2,138,520
Series 2007-12N, Class 2A1
0.936%(c)	07/25/37	2,037	1,448,380
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2015-4, Class A1, 144A^
2.617%(c)	04/01/20	528	527,064
Series 2015-6, Class A, 144A^
2.617%(c)	05/01/20	5,683	5,604,436
Series 2015-8, Class A1, 144A
2.617%(c)	08/01/20	2,652	2,648,716
Series 2015-9, Class A1, 144A^
2.617%(c)	10/01/20	1,502	1,496,155
Series 2016-1, Class A1, 144A
2.617%(c)	01/01/21	2,250	2,211,312
Series 2016-2, Class A, 144A
2.617%(c)	03/01/21	1,815	1,805,326

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-3, Class A, 144A^
2.617%(c)	09/01/21		2,031	$2,005,793
Series 2016-6, Class A, 144A
2.635%(c)	11/01/21		3,572	3,521,666
LSTAR Securities Investment Trust,
Series 2015-2, Class A, 144A
2.617%(c)	01/01/20		3,992	3,983,958
Series 2015-3, Class A, 144A
2.617%(c)	03/01/20		2,224	2,220,731
Ludgate Funding PLC (United Kingdom), Series 2007-1, Class A2B, RegS
1.518%(s)	01/01/61	EUR	3,849	3,790,705
Mansard Mortgages PLC (United Kingdom), Series 2007-2X, Class A1, RegS
1.023%(c)	12/15/49	GBP	2,429	2,852,687
Marche Mutui Srl (Italy),
Series 4, Class A, RegS
0.108%(c)	02/25/55	EUR	707	744,057
Series 6, Class A1, RegS
1.938%(c)	01/27/64	EUR	215	227,727
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 2A1
2.899%(c)	12/25/33		105	101,651
Merrill Lynch Mortgage Investors Trust,
Series 2003-A2, Class 1A1
2.920%(c)	02/25/33		72	68,928
Series 2005-2, Class 1A
2.228%(c)	10/25/35		45	45,203
Series 2005-2, Class 2A
2.710%(c)	10/25/35		344	344,430
Series 2005-A8, Class A3A2
1.006%(c)	08/25/36		1	731
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 5A4
2.292%(c)	06/25/36		116	112,330
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1
1.256%(c)	09/25/37		4,270	3,981,487
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
1.102%(c)	10/07/20		221	221,524
Series 2010-R2, Class 1A
1.022%(c)	11/06/17		182	182,445
Series 2010-R3, Class 1A
1.212%(c)	12/08/20		202	202,884
Series 2010-R3, Class 2A
1.212%(c)	12/08/20		1,566	1,573,294
Newgate Funding PLC (United Kingdom),
Series 2006-1, Class MB, RegS
2.588%(s)	12/01/50	EUR	683	640,993
Series 2007-1X, Class A3, RegS
0.545%(c)	12/01/50	GBP	3,200	3,534,852
Series 2007-2X, Class A2, RegS
0.503%(c)	12/15/50	GBP	1,180	1,413,361
Series 2007-3X, Class A2B, RegS
0.284%(c)	12/15/50	EUR	2,510	2,530,600
Series 2007-3X, Class A3, RegS
1.373%(c)	12/15/50	GBP	1,286	1,443,328

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-3X, Class BA, RegS
1.623%(c)	12/15/50	GBP	321	$348,769
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.910%(c)	08/25/33		50	50,132
Reperforming Loan REMIC Trust,
Series 2004-R2, Class 1AF2, 144A
1.176%(c)	11/25/34		1,820	1,577,811
Series 2006-R1, Class AF1, 144A
1.096%(c)	01/25/36		2,025	1,771,390
Residential Accredit Loans, Inc. Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35		121	107,785
Series 2006-QO6, Class A1
0.936%(c)	06/25/46		668	284,191
Series 2007-QO2, Class A1
0.906%(c)	02/25/47		2,209	1,234,733
Residential Asset Securitization Trust, Series 2005-A4, Class A1
1.206%(c)	04/25/35		290	225,505
Residential Funding Mortgage Securities I Trust,
Series 2005-SA4, Class 1A21
3.412%(c)	09/25/35		318	248,366
Series 2006-SA1, Class 2A1
4.060%(c)	02/25/36		79	70,949
Residential Mortgage Securities PLC (United Kingdom), Series 20X, Class A2C, RegS
0.685%(s)	08/10/38	EUR	1,285	1,284,644
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B, RegS
0.533%(c)	12/15/43	GBP	1,778	2,023,357
Series 2007-1X, Class M1B, RegS
0.593%(c)	12/15/43	GBP	861	915,271
RMAC PLC (United Kingdom), Series 2004-NSP4, Class A2, RegS
0.570%(c)	12/12/36	GBP	979	1,121,788
RMAC Securities No. 1 PLC (United Kingdom), Series 2006-NS3X, Class A2A, RegS
0.530%(c)	06/12/44	GBP	2,513	2,847,771
Sequoia Mortgage Trust, Series 2007-3, Class 1A1
0.939%(c)	07/20/36		139	126,367
SMHL Securitisation Fund (Australia), Series 2009-3, Class A1
3.013%(c)	11/07/40	AUD	63	45,698
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
3.093%(c)	02/25/34		163	162,070
Series 2004-4, Class 3A2
3.112%(c)	04/25/34		21	21,204
Series 2004-18, Class 3A1
3.257%(c)	12/25/34		4,629	4,482,955
Series 2004-18, Class 5A
3.322%(c)	12/25/34		44	42,465
Series 2005-1, Class 2A
3.077%(c)	02/25/35		3,957	3,902,646
Series 2005-18, Class 6A1
3.087%(c)	09/25/35		454	400,561

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5, Class 1A1
1.396%(c)	10/19/34			11	$10,097
Series 2005-AR5, Class A2
0.986%(c)	07/19/35			148	143,115
Series 2006-AR3, Class 12A1
0.976%(c)	05/25/36			184	141,423
Series 2006-AR7, Class A10
0.956%(c)	08/25/36			2,307	2,115,615
Series 2006-AR7, Class A1BG
0.876%(c)	08/25/36			3,079	2,448,982
Series 2007-AR4, Class A3
0.976%(c)	09/25/47			644	537,095
TBW Mortgage-Backed Trust, Series 2006-4, Class A6
5.970%	09/25/36			284	31,133
Thornburg Mortgage Securities Trust, Series 2007-3, Class 2A1
2.822%(c)	06/25/47			110	98,525
Trinity Square PLC (United Kingdom), Series 2015-1A, Class A, 144A
1.551%(c)	07/15/51		GBP	1,303	1,610,517
Wachovia Mortgage Loan Trust LLC, Series 2007-A, Class 3A1
3.170%(c)	03/20/37			179	171,330
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A
1.767%(c)	11/25/42			2	1,386
Series 2005-2, Class 1A3
1.206%(c)	04/25/35			941	694,112
Series 2005-AR10, Class 3A1
3.009%(c)	08/25/35			9	8,151
Series 2005-AR16, Class 1A3
2.850%(c)	12/25/35			652	609,613
Series 2006-1, Class 2CB2
7.000%	02/25/36	(g)		1,939	1,442,638
Series 2006-AR2, Class 2A1
2.480%(c)	03/25/36			245	220,135
Series 2006-AR5, Class 3A
1.507%(c)	07/25/46			48	31,960
Series 2006-AR5, Class A12A
1.547%(c)	06/25/46			52	47,970
Series 2006-AR7, Class 3A
2.098%(c)	07/25/46			281	259,208
Series 2006-AR10, Class 1A2
2.837%(c)	09/25/36			69	63,448
Series 2006-AR13, Class 2A
2.098%(c)	10/25/46			27	24,943
Series 2006-AR15, Class 2A
2.098%(c)	11/25/46			96	85,775
Series 2006-AR19, Class 1A1A
1.297%(c)	01/25/47			162	145,740
Series 2007-HY1, Class 3A3
4.211%(c)	02/25/37			5,960	5,590,750
Series 2007-OA3, Class 2A
1.350%(c)	04/25/47			6,066	4,966,829
1.292%(c)	02/25/47			725	540,144

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S, Class A1
3.038%(c)	09/25/34		35		$35,235
Series 2005-AR4, Class 1A3
3.033%(c)	04/25/35		1,681		1,686,754
Series 2006-AR2, Class 2A1
3.003%(c)	03/25/36		344		342,795
Series 2006-AR2, Class 2A3
3.003%(c)	03/25/36		245		240,461
Series 2006-AR6, Class 3A1
3.109%(c)	03/25/36		163		154,600
Series 2006-AR8, Class 3A1
3.087%(c)	04/25/36		107		103,869
Series 2006-AR10, Class 5A6
3.079%(c)	07/25/36		597		585,977

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $196,125,244)					191,517,150

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.5%
Federal Home Loan Mortgage Corp.
2.500%(c)	03/01/35		5		5,340
6.250%	07/15/32	(hh)	820		1,128,435
6.750%	03/15/31	(hh)	600		845,633
Federal National Mortgage Assoc.
1.741%(c)	11/01/42		66		67,175
1.741%(c)	03/01/44		44		44,776
2.769%(c)	09/01/19		—	(r)	279
3.000%	TBA		59,000		58,522,684
3.500%	11/01/45		813		833,519
3.500%	TBA		90,170		92,278,079
3.500%	TBA		90,430		92,683,688
3.500%	TBA		1,000		1,041,816
4.000%	TBA		41,000		43,045,996
4.295%	06/01/21		2,854		3,086,152
6.250%	05/15/29	(hh)	1,080		1,431,552
6.625%	11/15/30	(hh)	515		716,409
7.125%	01/15/30	(hh)	765		1,091,629

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $296,296,132)					296,823,162

U.S. TREASURY OBLIGATIONS — 9.8%
U.S. Treasury Bonds
2.250%	08/15/46	(a)	5,580		4,691,776
2.500%	02/15/45	(h)(hh)	1,165		1,037,714
2.500%	05/15/46	(k)	2,760		2,452,735
3.000%	11/15/44	(k)	1,750		1,728,741
3.125%	02/15/43		900		911,918
4.250%	11/15/40	(hh)(k)	1,025		1,244,414
4.750%	02/15/41	(hh)	2,795		3,643,981
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/18		440		464,266
0.125%	04/15/19		20,060		20,950,999
0.125%	04/15/20		29,030		30,274,633
0.125%	04/15/21		12,700		13,026,092
0.125%	01/15/22	(hh)	32,070		34,306,600
0.125%	07/15/22		78,200		82,402,490
0.125%	01/15/23	(h)(hh)(k)(v)	94,900		98,642,439

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
0.125%	07/15/24		25,480	$25,480,989
0.125%	07/15/26		2,160	2,106,226
0.250%	01/15/25		15,770	15,827,472
0.375%	07/15/23	(h)(hh)(k)	19,215	20,136,187
0.375%	07/15/25	(h)(hh)	13,220	13,401,292
0.625%	07/15/21		32,060	35,479,226
0.625%	01/15/24	(h)	17,318	18,255,111
0.625%	01/15/26		24,380	25,018,329
0.625%	02/15/43		1,100	1,058,793
0.750%	02/15/42		9,390	9,509,333
0.750%	02/15/45	(h)	14,220	13,734,086
1.000%	02/15/46	(h)	27,180	27,843,763
1.250%	07/15/20		23,560	27,578,040
1.375%	07/15/18	(h)	3,680	4,280,354
1.375%	01/15/20		6,700	7,876,207
1.375%	02/15/44	(h)	32,150	36,388,028
1.625%	01/15/18		500	591,956
1.750%	01/15/28	(h)	7,100	9,146,274
1.875%	07/15/19	(h)	700	843,756
2.125%	01/15/19	(h)(hh)(k)	3,800	4,520,173
2.125%	02/15/40		7,300	10,110,688
2.125%	02/15/41		2,560	3,517,450
2.375%	01/15/25	(h)(hh)(k)	51,440	75,737,404
2.375%	01/15/27	(h)	6,630	9,308,958
2.500%	01/15/29		56,350	76,516,935
3.625%	04/15/28		10,580	20,790,323
3.875%	04/15/29	(h)	15,100	30,354,071
U.S. Treasury Notes
2.000%	11/15/26	(a)(hh)	4,200	4,041,021
2.125%	12/31/22	(hh)	880	879,519
2.250%	11/15/25		1,705	1,683,156
U.S. Treasury Strip Coupon
2.132%(s)	11/15/28	(hh)	1,200	864,503
2.161%(s)	05/15/29	(hh)	2,920	2,071,731
2.763%(s)	08/15/29	(k)	1,000	703,671
2.763%(s)	11/15/35	(k)	2,000	1,132,774
2.857%(s)	05/15/31	(k)	1,000	662,633
3.177%(s)	08/15/40	(hh)(k)	2,000	944,778

TOTAL U.S. TREASURY OBLIGATIONS (cost $838,462,171)				834,174,008

TOTAL LONG-TERM INVESTMENTS (cost $7,531,036,160)				8,071,886,383

	Shares
SHORT-TERM INVESTMENTS — 16.7%
AFFILIATED MUTUAL FUNDS — 14.3%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	667,680,372	667,680,372
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $544,981,702; includes $544,472,050 of cash collateral for securities on loan)(b)(w)	544,871,471	544,980,445

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,212,662,074)(Note 4)		1,212,660,817

	Principal Amount (000)#	Value (Note 2)
REPURCHASE AGREEMENTS(m) — 0.5%
The Bank of Nova Scotia, 0.470%, dated 12/30/16, due 01/03/17 in the amount of $5,800,303	5,800	$5,800,000
Goldman Sachs & Co., 0.420%, dated 12/30/16, due 01/03/17 in the amount of $8,000,373	8,000	8,000,000
TD Securities (USA) LLC, 0.600%, dated 12/30/16, due 01/03/17 in the amount of $30,502,033	30,500	30,500,000

TOTAL REPURCHASE AGREEMENTS (cost $44,300,000)		44,300,000

Interest Rate	Maturity Date
FOREIGN TREASURY OBLIGATIONS(n) — 1.0%
Brazil Letras do Tesouro Nacional
11.945%	01/01/18		BRL	29,200	8,048,845
12.327%	10/01/17		BRL	25,500	7,199,733
13.181%	07/01/17		BRL	228,000	66,075,517
Mexico Cetes
— %(p)	02/02/17		MXN	41,000	196,712

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $75,672,780)					81,520,807

U.S. TREASURY OBLIGATIONS(n) — 0.3%
U.S. Treasury Bills
0.412%	02/02/17	(h)(k)		262	261,908
0.430%	02/09/17	(h)		704	703,676
0.431%	01/12/17			1	1,000
0.455%	02/02/17	(k)		483	482,830
0.473%	03/16/17	(k)		2,500	2,497,500
0.480%	03/16/17	(k)		2,500	2,497,500
0.486%	02/02/17	(k)		523	522,816
0.492%	03/16/17	(k)		200	199,800
0.496%	03/16/17	(k)		300	299,700
0.520%	03/16/17	(k)		14,100	14,085,900

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,551,669)					21,552,630

CERTIFICATES OF DEPOSIT — 0.5%
Barclays Bank PLC (United Kingdom)
1.745%(c)	11/06/17			2,700	2,702,400
1.751%(c)	09/08/17			7,600	7,611,765
Credit Suisse AG (Switzerland)
1.753%(c)	09/12/17			8,600	8,611,654
Mitsubishi UFJ Trust & Banking Corp. (Japan)
1.713%(c)	09/19/17			1,500	1,502,735
Natixis SA (France)
1.688%(c)	09/25/17			5,200	5,217,675
Norinchukin Bank (Japan)
1.589%(c)	10/12/17			5,600	5,612,942
Sumitomo Mitsui Banking Corp. (Japan)
1.663%(c)	09/15/17			2,000	2,003,296
Sumitomo Mitsui Trust Bank Ltd. (Japan)
1.574%(c)	10/06/17			1,600	1,602,624

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CERTIFICATES OF DEPOSIT (continued)
1.723%(c)	09/18/17			3,400	$3,406,470

TOTAL CERTIFICATES OF DEPOSIT (cost $38,200,000)					38,271,561

COMMERCIAL PAPER(n) — 0.1%
Federal Home Loan Bank
0.490%	01/05/17			8,200	8,199,828
Viacom, Inc.
1.532%	02/03/17	(g)		1,800	1,798,308

TOTAL COMMERCIAL PAPER (cost $9,997,259)					9,998,136

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Brent (ICE) Calendar Swap,
expiring 01/31/17, Strike Price $68.00				1	10
expiring 02/28/17, Strike Price $68.00				1	80
expiring 03/31/17, Strike Price $68.00				1	310
expiring 04/28/17, Strike Price $68.00				1	640
expiring 05/31/17, Strike Price $68.00				1	1,010
expiring 06/30/17, Strike Price $68.00				1	1,300
expiring 07/31/17, Strike Price $68.00				1	1,560
expiring 08/31/17, Strike Price $68.00				1	1,800
expiring 09/29/17, Strike Price $68.00				1	1,970
expiring 10/31/17, Strike Price $68.00				1	2,210
expiring 11/30/17, Strike Price $68.00				1	2,360
expiring 12/29/17, Strike Price $68.00				1	2,510
Henry Hub Natural Gas Futures,
expiring 01/26/17, Strike Price $3.10				20	12,840
expiring 02/23/17, Strike Price $3.10				20	12,640
expiring 03/28/17, Strike Price $3.10				20	10,920
expiring 03/28/17, Strike Price $3.95				10	1,250
expiring 04/25/17, Strike Price $3.10				20	10,780
expiring 04/25/17, Strike Price $3.95				10	1,260
expiring 05/25/17, Strike Price $3.10				20	11,400

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Call Options (continued)
expiring 05/25/17, Strike Price $3.95		10	$1,504
expiring 06/27/17, Strike Price $3.10		20	12,120
expiring 06/27/17, Strike Price $3.95		10	1,785
expiring 07/26/17, Strike Price $3.10		20	12,280
expiring 07/26/17, Strike Price $3.95		10	1,973
expiring 08/28/17, Strike Price $3.10		20	12,300
expiring 08/28/17, Strike Price $3.95		10	2,126
expiring 09/26/17, Strike Price $3.10		20	12,820
expiring 09/26/17, Strike Price $3.95		10	2,361
expiring 10/26/17, Strike Price $3.10		20	13,714
expiring 11/27/17, Strike Price $3.10		20	15,656
Interest Rate Swap Options,
Receive a fixed rate of 2.15% and pay a floating rate based on 3 Month LIBOR, expiring 06/15/18	Deutsche Bank AG	42	157,237
WTI Crude Oil Futures,
expiring 05/17/17, Strike Price $62.00		10	16,100
expiring 11/15/17, Strike Price $63.00		10	30,000

			368,826

Put Options
90 Day Sterling Futures,
expiring 06/21/17, Strike Price 98.50		GBP 258	—
5 Year U.S. Treasury Notes Futures,
expiring 03/24/17, Strike Price $90.00		184	1,438
expiring 03/24/17, Strike Price $92.00		10	78
expiring 03/24/17, Strike Price $95.00		227	1,773
expiring 03/24/17, Strike Price $96.00		113	883
10 Year Euro-Bund Futures,
expiring 02/24/17, Strike Price 144.00		EUR 600	6,316
expiring 02/24/17, Strike Price 146.50		EUR 300	3,158
10 Year U.S. Treasury Notes Futures,
expiring 02/24/17, Strike Price $113.00		274	—

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
expiring 03/24/17, Strike Price $92.00		700	$—
expiring 03/24/17, Strike Price $93.00		446	—
expiring 03/24/17, Strike Price $94.00		470	—
expiring 03/24/17, Strike Price $98.00		496	—
Crude Oil Futures,
expiring 06/19/17, Strike Price $(0.50)		2	220
expiring 07/21/17, Strike Price $(0.50)		2	220
expiring 08/21/17, Strike Price $(0.50)		2	200
expiring 09/19/17, Strike Price $(0.50)		2	200
expiring 10/19/17, Strike Price $(0.50)		2	220
expiring 11/17/17, Strike Price $(0.50)		2	200
Euro Schatz. DUA Index Futures,
expiring 02/24/17, Strike Price 111.50		EUR 197	1,037
Interest Rate Swap Options,
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/09/17	Goldman Sachs & Co.	988	2,945
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 02/06/17	Morgan Stanley	745	22,040
Pay a fixed rate of 1.20% and receive a floating rate based on 3 Month LIBOR, expiring 02/13/17	Citigroup Global Markets	509	33,902
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 02/21/17	Morgan Stanley	401	19,787
Pay a fixed rate of 3.02% and receive a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley	35	87,548

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 2.15% and receive a floating rate based on 3 Month LIBOR, expiring 06/15/18	Deutsche Bank AG	42	$600,796
Pay a fixed rate of 2.72% and receive a floating rate based on 3 Month LIBOR, expiring 07/16/18	Morgan Stanley	138	439,892
Pay a fixed rate of 2.77% and receive a floating rate based on 3 Month LIBOR, expiring 07/16/18	Morgan Stanley	181	547,685
Pay a fixed rate of 2.91% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley	16	102,265
Pay a fixed rate of 2.94% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.	16	97,855
Pay a fixed rate of 2.61% and receive a floating rate based on 3 Month LIBOR, expiring 10/17/18	Morgan Stanley	34	324,634
Pay a fixed rate of 2.86% and receive a floating rate based on 3 Month LIBOR, expiring 10/23/18	Deutsche Bank AG	25	179,513
Pay a fixed rate of 2.61% and receive a floating rate based on 3 Month LIBOR, expiring 11/15/18	Morgan Stanley	10	97,083
Pay a fixed rate of 2.59% and receive a floating rate based on 3 Month LIBOR, expiring 12/10/18	Morgan Stanley	10	135,448
Pay a fixed rate of 2.60% and receive a floating rate based on 3 Month LIBOR, expiring 03/29/19	Morgan Stanley	45	474,609
WTI Crude Oil Futures,
expiring 05/17/17, Strike Price $47.00		10	11,500
expiring 11/15/17, Strike Price $48.00		10	26,600

			3,220,045

TOTAL OPTIONS PURCHASED (cost $3,246,934)			3,588,871

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

			Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $1,405,630,716)			$1,411,892,822

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 111.9% (cost $8,936,666,876)			9,483,779,205

Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (0.1)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — SHORT
Federal National Mortgage Assoc.
3.000%	TBA	6,000	(5,960,483)
4.000%	TBA	1,000	(1,051,309)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $6,928,047)			(7,011,792)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Brent Crude Futures,
expiring 02/23/17, Strike Price $62.00			12	(9,720)
expiring 04/25/17, Strike Price $64.00			10	(15,800)
expiring 10/26/17, Strike Price $65.00			10	(32,600)
CDX.O.IG.27.V1.5Y,
expiring 03/15/17, Strike Price $0.70	Goldman Sachs & Co.		78	(18,007)
Currency Option British Pound vs United States Dollar,
expiring 01/27/17, Strike Price 1.30	Bank of America	GBP	5,410	(3,647)
Currency Option United States Dollar vs Brazilian Real,
expiring 01/18/17, Strike Price 3.70	JPMorgan Chase		1,900	(211)
expiring 01/19/17, Strike Price 3.45	Goldman Sachs & Co.		2,100	(4,652)
expiring 01/20/17, Strike Price 3.35	Credit Suisse First Boston Corp.		10,900	(78,146)
expiring 02/23/17, Strike Price 3.70	Credit Suisse First Boston Corp.		2,100	(4,921)
expiring 11/17/17, Strike Price 4.25	Deutsche Bank AG		10,300	(175,902)
expiring 11/11/18, Strike Price 6.30	Credit Suisse First Boston Corp.		5,400	(16,228)
Henry Hub Natural Gas Futures,
expiring 01/26/17, Strike Price $3.60			20	(5,400)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
expiring 02/23/17, Strike Price $3.60		20	$(6,040)
expiring 03/28/17, Strike Price $3.60		20	(5,060)
expiring 04/25/17, Strike Price $3.60		20	(4,920)
expiring 05/25/17, Strike Price $3.60		20	(5,520)
expiring 06/27/17, Strike Price $3.60		20	(6,200)
expiring 07/26/17, Strike Price $3.60		20	(6,524)
expiring 08/28/17, Strike Price $3.60		20	(6,776)
expiring 09/26/17, Strike Price $3.60		20	(7,314)
expiring 10/26/17, Strike Price $3.60		20	(8,252)
expiring 11/27/17, Strike Price $3.60		20	(9,958)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA,
expiring 05/16/24, Strike Price $4.00	JPMorgan Chase	6	(303)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP,
expiring 06/22/35, Strike Price $3.00	Goldman Sachs & Co.	EUR 20	(27,860)
Interest Rate Swap Options,
Pay a fixed rate of 1.98% and receive a floating rate based on 3 Month LIBOR, expiring 02/08/17	Citigroup Global Markets	309	(16,229)
Pay a fixed rate of 1.95% and receive a floating rate based on 3 Month LIBOR, expiring 02/16/17	Goldman Sachs & Co.	82	(5,458)
Pay a fixed rate of 1.80% and receive a floating rate based on 3 Month LIBOR, expiring 11/07/17	Royal Bank of Scotland Group PLC	74	(19,504)
NY Harbor ULSD Futures,
expiring 01/31/17, Strike Price $2.00		42	(4)
expiring 02/28/17, Strike Price $2.00		42	(147)
expiring 03/31/17, Strike Price $2.00		42	(521)
expiring 04/28/17, Strike Price $2.00		42	(924)
expiring 05/31/17, Strike Price $2.00		42	(1,222)
expiring 06/30/17, Strike Price $2.00		42	(1,722)
expiring 07/31/17, Strike Price $2.00		42	(2,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
expiring 08/31/17, Strike Price $2.00			42	$(2,482)
expiring 09/29/17, Strike Price $2.00			42	(2,860)
expiring 10/31/17, Strike Price $2.00			42	(3,209)
expiring 11/30/17, Strike Price $2.00			42	(3,557)
expiring 12/29/17, Strike Price $2.00			42	(3,927)
WTI Crude Oil Futures,
expiring 01/17/17, Strike Price $50.00			12	(47,640)
expiring 01/19/17, Strike Price $(0.25)			8	(80)
expiring 02/15/17, Strike Price $59.00			12	(7,320)
expiring 02/17/17, Strike Price $(0.25)			8	(160)

				(579,061)

Put Options
90 Day Sterling Futures,
expiring 06/21/17, Strike Price 98.00		GBP	258	—
10 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $122.50			36	(6,750)
Brent Crude Futures,
expiring 04/25/17, Strike Price $49.00			10	(10,900)
expiring 10/26/17, Strike Price $50.00			10	(29,500)
Crude Oil Futures,
expiring 06/19/17, Strike Price $(1.00)			4	(200)
expiring 07/21/17, Strike Price $(1.00)			4	(200)
expiring 08/21/17, Strike Price $(1.00)			4	(240)
expiring 09/19/17, Strike Price $(1.00)			4	(240)
expiring 10/19/17, Strike Price $(1.00)			4	(240)
expiring 11/17/17, Strike Price $(1.00)			4	(240)
Henry Hub Natural Gas Futures,
expiring 01/26/17, Strike Price $2.60			20	(40)
expiring 02/23/17, Strike Price $2.60			20	(140)
expiring 02/23/17, Strike Price $2.90			30	(690)
expiring 03/28/17, Strike Price $2.60			60	(840)
expiring 03/28/17, Strike Price $2.70			130	(2,730)

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 03/28/17, Strike Price $2.80		240	$(7,200)
expiring 03/28/17, Strike Price $2.90		20	(860)
expiring 03/28/17, Strike Price $2.95		10	(510)
expiring 04/25/17, Strike Price $2.60		20	(380)
expiring 04/25/17, Strike Price $2.95		10	(630)
expiring 05/25/17, Strike Price $2.60		20	(520)
expiring 05/25/17, Strike Price $2.95		10	(757)
expiring 06/27/17, Strike Price $2.60		20	(620)
expiring 06/27/17, Strike Price $2.95		10	(844)
expiring 07/26/17, Strike Price $2.60		20	(780)
expiring 07/26/17, Strike Price $2.95		10	(1,000)
expiring 08/28/17, Strike Price $2.60		20	(1,000)
expiring 08/28/17, Strike Price $2.95		10	(1,204)
expiring 09/26/17, Strike Price $2.60		20	(1,100)
expiring 09/26/17, Strike Price $2.95		10	(1,277)
expiring 10/26/17, Strike Price $2.60		20	(1,200)
expiring 11/27/17, Strike Price $2.60		20	(1,260)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 01/22/18, Strike Price $ —	Deutsche Bank AG	7	(355)
expiring 03/24/20, Strike Price $ —	JPMorgan Chase	79	(56,404)
expiring 04/07/20, Strike Price $ —	Citigroup Global Markets	42	(56)
expiring 09/29/20, Strike Price $ —	Citigroup Global Markets	7	(11)
expiring 09/29/20, Strike Price $ —	Citigroup Global Markets	4	(11)
expiring 10/02/20, Strike Price $ —	JPMorgan Chase	35	(30,421)
Interest Rate Swap Options,
Receive a fixed rate of 2.38% and pay a floating rate based on 3 Month LIBOR, expiring 02/08/17	Citigroup Global Markets	309	(239,463)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.40% and pay a floating rate based on 3 Month LIBOR, expiring 02/16/17	Goldman Sachs & Co.		82	$(65,947)
Receive a fixed rate of 2.70% and pay a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley		155	(71,920)
Receive a fixed rate of 2.60% and pay a floating rate based on 3 Month LIBOR, expiring 11/07/17	Royal Bank of Scotland Group PLC		74	(141,837)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.		72	(94,764)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley		70	(92,132)
Receive a fixed rate of 2.25% and pay a floating rate based on 3 Month LIBOR, expiring 10/17/18	Morgan Stanley		158	(402,690)
Receive a fixed rate of 2.50% and pay a floating rate based on 3 Month LIBOR, expiring 10/23/18	Deutsche Bank AG		125	(250,862)
Receive a fixed rate of 2.25% and pay a floating rate based on 3 Month LIBOR, expiring 11/15/18	Morgan Stanley		47	(123,660)
Receive a fixed rate of 2.25% and pay a floating rate based on 3 Month LIBOR, expiring 12/10/18	Morgan Stanley		47	(126,606)
Receive a fixed rate of 2.30% and pay a floating rate based on 3 Month LIBOR, expiring 03/29/19	Morgan Stanley		213	(602,610)
iTraxx.O Eu.26.5Y,
expiring 02/15/17, Strike Price $1.00	Bank of America	EUR	8	(209)
expiring 02/15/17, Strike Price $1.00	Citigroup Global Markets	EUR	6	(157)
expiring 02/15/17, Strike Price $1.05	Barclays Capital Group	EUR	30	(534)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 02/15/17, Strike Price $1.05	Goldman Sachs & Co.	EUR	10	$(178)
expiring 02/15/17, Strike Price $1.10	Barclays Capital Group	EUR	18	(252)
expiring 03/15/17, Strike Price $1.00	Bank of America	EUR	29	(2,186)
Light Sweet Crude Oil Futures,
expiring 01/19/17, Strike Price $(1.00)			8	(880)
expiring 02/17/17, Strike Price $(1.00)			8	(960)
Natural Gas Futures,
expiring 03/28/17, Strike Price $3.00			10	(590)

				(2,379,787)

TOTAL OPTIONS WRITTEN (premiums received $3,895,861)				(2,958,848)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 111.8% (cost $8,925,842,968)				9,473,808,565
Liabilities in excess of other assets(z) — (11.8)%				(998,449,539)

NET ASSETS — 100.0%				$8,475,359,026

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $10,674,329 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $532,370,922; cash collateral of $544,472,050 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,300,451. The aggregate value of $2,311,486 is approximately 0.0% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	The aggregate value of Repurchase agreements is $44,300,000. Repurchase agreements are collateralized by GNMA (coupon rate 3.50%, maturity date 03/20/2046),

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

and U.S. Treasury Securities (coupon rate 1.375% — 2.125%, maturity dates 09/30/2020 — 08/15/2021) with the aggregate value, including accrued interest, of $45,505,240. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2016.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security.
Rate	represents yield-to-maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreement.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreements held at reporting period end:

Financial futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
273	2 Year U.S. Treasury Notes	Mar. 2017	$59,168,484	$59,155,688	$(12,796)
159	5 Year Euro-Bobl	Mar. 2017	22,204,036	22,365,913	161,877
5,579	5 Year U.S. Treasury Notes	Mar. 2017	659,274,376	656,447,807	(2,826,569)
154	10 Year Australian Treasury Bonds	Mar. 2017	107,347,332	107,417,676	70,344
1,330	10 Year Euro-Bund	Mar. 2017	226,950,599	229,814,839	2,864,240
105	10 Year U.K. Gilt	Mar. 2017	15,986,419	16,282,751	296,332
3,926	10 Year U.S. Treasury Notes	Mar. 2017	489,069,707	487,928,189	(1,141,518)
180	20 Year U.S. Treasury Bonds	Mar. 2017	27,105,500	27,118,125	12,625
442	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	71,441,854	70,830,500	(611,354)
85	CAC40 10 Euro	Jan. 2017	4,306,943	4,351,197	44,254
170	CAC40 10 Euro	Mar. 2017	8,634,261	8,695,236	60,975
45	DAX Index	Mar. 2017	13,511,455	13,577,260	65,805
300	FTSE 100 Index	Mar. 2017	25,679,519	26,065,416	385,897
991	Mini MSCI EAFE Index	Mar. 2017	83,521,245	83,025,980	(495,265)
264	Russell 2000 Mini Index	Mar. 2017	18,122,940	17,911,080	(211,860)
1,663	S&P 500 E-Mini Index	Mar. 2017	187,137,390	185,940,030	(1,197,360)
270	TOPIX Index	Mar. 2017	35,756,492	35,068,235	(688,257)

					(3,222,630)

Short Positions:
100	90 Day Euro Dollar	Mar. 2017	24,732,500	24,740,000	(7,500)
399	90 Day Euro Euribor	Dec. 2017	105,262,729	105,280,466	(17,737)
105	90 Day Euro Euribor	Mar. 2018	27,697,096	27,699,859	(2,763)
398	2 Year U.S. Treasury Notes	Mar. 2017	86,218,938	86,241,625	(22,687)
17	5 Year Euro-Bobl	Mar. 2017	2,369,313	2,391,324	(22,011)
190	5 Year U.S. Treasury Notes	Mar. 2017	22,348,099	22,356,172	(8,073)
194	10 Year Canadian Government Bonds	Mar. 2017	20,093,651	19,871,761	221,890
31	10 Year U.K. Gilt	Mar. 2017	4,721,328	4,807,288	(85,960)
312	20 Year U.S. Treasury Bonds	Mar. 2017	47,186,003	47,004,750	181,253
73	Euro-BTP Italian Government Bond	Mar. 2017	10,206,342	10,397,724	(191,382)
293	Euro-OAT	Mar. 2017	46,417,041	46,825,470	(408,429)

					(363,399)

					$(3,586,029)

Commodity futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
82	Brent Crude	Mar. 2017	$4,333,030	$4,659,240	$326,210
3	Brent Crude	Apr. 2017	173,024	172,470	(554)
21	Brent Crude	May 2017	1,191,468	1,218,840	27,372
104	Brent Crude	Dec. 2017	5,701,785	6,107,920	406,135
20	Brent Crude	Jan. 2018	1,006,762	1,173,400	166,638
18	Brent Crude	Dec. 2018	1,021,289	1,043,640	22,351
9	Chicago Ethanol (Platts) Swap	Dec. 2017	533,190	547,155	13,965

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Commodity futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions (continued):
5	Cocoa	Sep. 2017	$108,640	$106,850	$(1,790)
1	Corn	Jul. 2017	18,351	18,213	(138)
29	Corn	Dec. 2017	547,454	551,000	3,546
4	Cotton No. 2	May 2017	143,818	142,040	(1,778)
2	European Gasoil Crack Spread Swap	Apr. 2017	18,260	20,210	1,950
2	European Gasoil Crack Spread Swap	May 2017	18,260	20,256	1,996
2	European Gasoil Crack Spread Swap	Jun. 2017	18,260	20,668	2,408
24	Gasoline RBOB	Apr. 2017	1,544,912	1,875,888	330,976
32	Hard Red Winter Wheat	Jul. 2017	733,164	706,000	(27,164)
60	Henry Hub LD1 Fixed Price	Apr. 2017	385,233	534,900	149,667
30	Henry Hub LD1 Fixed Price	Apr. 2018	191,700	223,350	31,650
12	Henry Hub Natural Gas Swap	Apr. 2017	76,130	106,980	30,850
20	Henry Hub Natural Gas Swap	Jan. 2018	149,228	189,000	39,772
20	Henry Hub Natural Gas Swap	Feb. 2018	149,228	186,400	37,172
32	Henry Hub Natural Gas Swap	Mar. 2018	228,938	289,280	60,342
40	Henry Hub Natural Gas Swap	Apr. 2018	283,238	297,800	14,562
20	Henry Hub Natural Gas Swap	May 2018	149,228	145,250	(3,978)
20	Henry Hub Natural Gas Swap	Jun. 2018	149,228	146,100	(3,128)
20	Henry Hub Natural Gas Swap	Jul. 2018	149,228	147,000	(2,228)
20	Henry Hub Natural Gas Swap	Aug. 2018	149,228	146,600	(2,628)
20	Henry Hub Natural Gas Swap	Sep. 2018	149,228	145,400	(3,828)
20	Henry Hub Natural Gas Swap	Oct. 2018	149,228	146,250	(2,978)
20	Henry Hub Natural Gas Swap	Nov. 2018	149,228	148,400	(828)
20	Henry Hub Natural Gas Swap	Dec. 2018	149,228	154,700	5,472
11	Live Cattle	Aug. 2017	438,959	443,190	4,231
1	LLS (Argus) vs. WTI Spread Calendar Swap	Jan. 2017	1,450	1,340	(110)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Feb. 2017	1,450	1,250	(200)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Mar. 2017	1,450	1,260	(190)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Apr. 2017	1,450	1,310	(140)
1	LLS (Argus) vs. WTI Spread Calendar Swap	May 2017	1,450	1,360	(90)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Jun. 2017	1,450	1,400	(50)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Jul. 2017	1,450	1,400	(50)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Aug. 2017	1,450	1,400	(50)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Sep. 2017	1,450	1,400	(50)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Oct. 2017	1,450	1,360	(90)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Nov. 2017	1,450	1,360	(90)
1	LLS (Argus) vs. WTI Spread Calendar Swap	Dec. 2017	1,450	1,360	(90)
4	LME Copper	May 2017	551,925	553,825	1,900
6	LME Lead	May 2017	328,088	302,925	(25,163)
13	LME Zinc	May 2017	853,369	838,825	(14,544)
40	Low Sulphur Gas Oil	Dec. 2017	1,773,279	2,092,000	318,721
10	Low Sulphur Gas Oil	Dec. 2018	516,988	529,250	12,262
8	Natural Gas	Jun. 2017	260,648	284,800	24,152
79	Natural Gas	Jul. 2017	2,540,104	2,832,940	292,836
22	Natural Gas	Jan. 2018	758,823	831,600	72,777
94	Natural Gas	Apr. 2018	2,684,184	2,799,320	115,136
3	Natural Gas	May 2018	84,957	87,150	2,193
7	NY Harbor ULSD	Mar. 2017	453,580	510,972	57,392
3	NY Harbor ULSD	Jul. 2017	192,969	221,483	28,514
7	NY Harbor ULSD	Sep. 2017	470,421	522,144	51,723
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Jan. 2017	105,420	151,200	45,780
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Feb. 2017	105,420	149,100	43,680
18	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Mar. 2017	392,700	514,080	121,380
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Apr. 2017	105,420	138,600	33,180

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Commodity futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions (continued):
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	May 2017	$105,420	$138,600	$33,180
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Jul. 2017	105,420	138,600	33,180
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Aug. 2017	105,420	140,700	35,280
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Sep. 2017	105,420	142,800	37,380
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Oct. 2017	105,420	142,800	37,380
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Nov. 2017	105,420	144,900	39,480
5	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Dec. 2017	105,420	144,900	39,480
2	NYMEX NY Harbor ULSD Crack Spread	Apr. 2017	29,850	34,120	4,270
2	NYMEX NY Harbor ULSD Crack Spread	May 2017	29,850	33,820	3,970
2	NYMEX NY Harbor ULSD Crack Spread	Jun. 2017	29,850	34,040	4,190
70	Platinum	Apr. 2017	3,270,959	3,169,950	(101,009)
2	Rapeseed	May 2017	43,448	42,896	(552)
5	Soybean	May 2017	260,851	253,125	(7,726)
20	Soybean Meal	Mar. 2017	618,440	633,200	14,760
7	Soybean Meal	Jul. 2017	226,626	225,400	(1,226)
84	Sugar #11 (World)	Jul. 2017	1,893,529	1,773,408	(120,121)
3	White Sugar	Mar. 2017	82,850	78,630	(4,220)
35	WTI Crude	Feb. 2017	1,799,296	1,880,200	80,904
11	WTI Crude	Mar. 2017	592,336	601,260	8,924
27	WTI Crude	Sep. 2017	1,302,453	1,538,730	236,277
10	WTI Crude	Oct. 2017	511,445	570,300	58,855
61	WTI Crude	Mar. 2018	2,943,100	3,466,020	522,920
74	WTI Crude	Jun. 2018	4,006,429	4,187,660	181,231
4	WTI Crude	Sep. 2018	222,482	225,600	3,118
6	WTI Crude	Jun. 2019	329,637	336,360	6,723
25	WTI Light Sweet Crude Oil	Sep. 2017	1,281,729	1,424,750	143,021
6	WTI Light Sweet Crude Oil	Jun. 2018	328,854	339,540	10,686

					4,107,319

Short Positions:
1	Brent (ICE) Calendar Swap	Jan. 2017	53,100	56,850	(3,750)
1	Brent (ICE) Calendar Swap	Feb. 2017	53,100	57,520	(4,420)
1	Brent (ICE) Calendar Swap	Mar. 2017	53,100	58,060	(4,960)
1	Brent (ICE) Calendar Swap	Apr. 2017	53,100	58,450	(5,350)
1	Brent (ICE) Calendar Swap	May 2017	53,100	58,710	(5,610)
1	Brent (ICE) Calendar Swap	Jun. 2017	53,100	58,820	(5,720)
1	Brent (ICE) Calendar Swap	Jul. 2017	53,100	58,840	(5,740)
1	Brent (ICE) Calendar Swap	Aug. 2017	53,100	58,810	(5,710)
1	Brent (ICE) Calendar Swap	Sep. 2017	53,100	58,770	(5,670)
1	Brent (ICE) Calendar Swap	Oct. 2017	53,100	58,730	(5,630)
1	Brent (ICE) Calendar Swap	Nov. 2017	53,100	58,670	(5,570)
1	Brent (ICE) Calendar Swap	Dec. 2017	53,100	58,610	(5,510)
100	Brent Crude	Jun. 2017	5,489,277	5,844,000	(354,723)
56	Brent Crude	Sep. 2017	2,914,142	3,295,040	(380,898)
10	Brent Crude	Oct. 2017	496,352	588,100	(91,748)
15	Brent Crude	Mar. 2018	856,835	878,700	(21,865)
10	Brent Crude	Apr. 2018	510,732	585,400	(74,668)
8	Brent Crude	Jun. 2018	456,985	467,200	(10,215)
18	Brent Crude	Jun. 2019	1,027,756	1,042,380	(14,624)
5	Canola	Mar. 2017	39,056	37,538	1,518
5	Cocoa	Dec. 2017	110,077	108,250	1,827
12	Coffee ’C’	May 2017	670,236	627,300	42,936

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Commodity futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions (continued):
57	Corn	May 2017	$1,039,649	$1,018,875	$20,774
11	Cotton No. 2	Mar. 2017	388,367	388,575	(208)
2	European Gasoil Crack Spread Swap	Oct. 2017	19,710	22,900	(3,190)
2	European Gasoil Crack Spread Swap	Nov. 2017	19,710	23,068	(3,358)
2	European Gasoil Crack Spread Swap	Dec. 2017	19,710	23,538	(3,828)
1	Gasoline RBOB	Feb. 2017	70,971	70,178	793
8	Gasoline RBOB	Mar. 2017	532,958	566,630	(33,672)
21	Gasoline RBOB	Jun. 2017	1,340,206	1,644,489	(304,283)
3	Gasoline RBOB	Jul. 2017	206,516	233,024	(26,508)
4	Gasoline RBOB	Dec. 2017	263,634	271,706	(8,072)
1	Gasoline RBOB	Dec. 2018	65,365	66,751	(1,386)
35	Gold 100 OZ	Feb. 2017	4,300,810	4,030,950	269,860
7	Gold 100 OZ	Apr. 2017	854,558	808,010	46,548
62	Henry Hub LD1 Fixed Price	Mar. 2017	424,860	571,020	(146,160)
31	Henry Hub LD1 Fixed Price	Mar. 2018	219,170	280,240	(61,070)
12	Henry Hub Natural Gas Swap	Mar. 2017	81,110	110,520	(29,410)
32	Henry Hub Natural Gas Swap	Oct. 2017	208,250	285,600	(77,350)
11	Live Cattle	Apr. 2017	499,848	504,130	(4,282)
29	LME PRI Aluminum	May 2017	1,252,981	1,229,600	23,381
16	Low Sulphur Gas Oil	Mar. 2017	786,850	815,200	(28,350)
20	Low Sulphur Gas Oil	Jun. 2017	858,882	1,027,000	(168,118)
25	Low Sulphur Gas Oil	Jun. 2018	1,170,384	1,315,000	(144,616)
5	Low Sulphur Gas Oil	Jun. 2019	263,046	267,875	(4,829)
24	Natural Gas	Mar. 2017	853,815	884,160	(30,345)
7	Natural Gas	Apr. 2017	235,992	249,620	(13,628)
41	Natural Gas	May 2017	1,272,197	1,452,630	(180,433)
63	Natural Gas	Oct. 2017	1,934,767	2,249,100	(314,333)
56	Natural Gas	Mar. 2018	1,878,440	2,024,960	(146,520)
43	No. 2 Soft Red Winter Wheat	Mar. 2017	904,165	877,200	26,965
15	No. 2 Soft Red Winter Wheat	May 2017	312,732	315,375	(2,643)
7	No. 2 Soft Red Winter Wheat	Jul. 2017	153,313	151,988	1,325
14	NY Harbor ULSD	Apr. 2017	958,987	1,022,826	(63,839)
14	NY Harbor ULSD	Jun. 2017	921,516	1,028,530	(107,014)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Jan. 2017	53,865	58,800	(4,935)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Feb. 2017	53,865	58,800	(4,935)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Mar. 2017	53,865	58,800	(4,935)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Apr. 2017	53,865	58,800	(4,935)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	May 2017	53,865	58,800	(4,935)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Jun. 2017	53,865	58,800	(4,935)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Jul. 2017	53,865	60,900	(7,035)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Aug. 2017	53,865	63,000	(9,135)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Sep. 2017	53,865	63,000	(9,135)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Oct. 2017	53,865	65,100	(11,235)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Nov. 2017	53,865	65,100	(11,235)
5	Nymex Mont Belvieu Ethane 5 Decimal (OPIS) Swap	Dec. 2017	53,865	65,100	(11,235)
8	Nymex Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap	Jun. 2017	169,943	221,760	(51,817)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Commodity futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions (continued):
2	NYMEX NY Harbor ULSD Crack Spread	Oct. 2017	$33,050	$36,340	$(3,290)
2	NYMEX NY Harbor ULSD Crack Spread	Nov. 2017	33,050	36,860	(3,810)
2	NYMEX NY Harbor ULSD Crack Spread	Dec. 2017	33,050	37,640	(4,590)
1	Silver	May 2017	84,350	80,210	4,140
32	Soybean	Nov. 2017	1,544,485	1,582,800	(38,315)
20	Soybean Meal	May 2017	619,345	638,400	(19,055)
7	Soybean Meal	Dec. 2017	221,558	220,360	1,198
3	Sugar #11 (World)	Mar. 2017	64,710	65,554	(844)
44	Sugar #11 (World)	May 2017	966,575	948,640	17,935
12	WTI Crude	May 2017	674,670	672,600	2,070
60	WTI Crude	Jun. 2017	3,092,928	3,389,400	(296,472)
5	WTI Crude	Aug. 2017	254,207	284,500	(30,293)
92	WTI Crude	Dec. 2017	4,848,644	5,249,520	(400,876)
54	WTI Crude	Dec. 2018	2,953,265	3,043,980	(90,715)
25	WTI Light Sweet Crude Oil	Mar. 2017	1,251,597	1,366,500	(114,903)
8	WTI Light Sweet Crude Oil	Dec. 2017	446,371	456,480	(10,109)

					(3,612,265)

					$495,054

Cash of $3,820,281 and $3,088,380 has been segregated with Citigroup Global Markets and Goldman Sachs & Co. and U.S. Treasury Obligations with an aggregate market value of $6,313,486 and $25,988,687 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/06/17	Goldman Sachs & Co.	AUD	2,900	$2,088,948	$2,092,390	$3,442
Brazilian Real,
Expiring 01/04/17	BNP Paribas	BRL	51,728	15,871,919	15,868,593	(3,326)
Expiring 01/04/17	BNP Paribas	BRL	14,353	4,114,000	4,403,156	289,156
Expiring 01/04/17	Credit Suisse First Boston Corp.	BRL	5,453	1,673,128	1,672,777	(351)
Expiring 01/04/17	Deutsche Bank AG	BRL	91,586	28,101,644	28,095,756	(5,888)
Expiring 01/04/17	Deutsche Bank AG	BRL	16,100	4,629,381	4,938,979	309,598
Expiring 01/04/17	Deutsche Bank AG	BRL	9,900	2,859,212	3,037,012	177,800
Expiring 01/04/17	Deutsche Bank AG	BRL	4,138	1,209,600	1,269,422	59,822
Expiring 01/04/17	Goldman Sachs & Co.	BRL	12,958	3,730,000	3,975,117	245,117
Expiring 01/04/17	JPMorgan Chase	BRL	23,000	6,684,103	7,055,684	371,581
Expiring 01/04/17	Morgan Stanley	BRL	55,260	16,261,799	16,952,059	690,260
Expiring 01/04/17	Morgan Stanley	BRL	35,015	10,173,954	10,741,414	567,460
Expiring 01/04/17	Standard Chartered PLC	BRL	27,988	8,549,895	8,585,873	35,978
Expiring 01/04/17	Standard Chartered PLC	BRL	17,082	5,065,690	5,240,075	174,385
Expiring 01/04/17	Standard Chartered PLC	BRL	1,982	587,400	607,981	20,581
Expiring 02/02/17	Deutsche Bank AG	BRL	117,586	34,293,150	35,756,170	1,463,020
Expiring 02/02/17	Deutsche Bank AG	BRL	6,120	1,810,068	1,860,980	50,912
British Pound,
Expiring 01/06/17	BNP Paribas	GBP	921	1,147,217	1,135,275	(11,942)
Expiring 01/06/17	Goldman Sachs & Co.	GBP	3,372	4,200,714	4,156,513	(44,201)
Expiring 01/06/17	Goldman Sachs & Co.	GBP	1,066	1,329,482	1,314,010	(15,472)
Expiring 01/06/17	JPMorgan Chase	GBP	7,454	9,229,114	9,188,211	(40,903)
Expiring 01/06/17	JPMorgan Chase	GBP	3,450	4,369,856	4,252,660	(117,196)
Expiring 01/06/17	UBS AG	GBP	838	1,035,174	1,032,965	(2,209)
Canadian Dollar,
Expiring 01/13/17	UBS AG	CAD	624	470,079	464,753	(5,326)
Chinese Renminbi,
Expiring 01/06/17	Morgan Stanley	CNH	11,483	1,702,710	1,642,422	(60,288)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Danish Krone,
Expiring 01/03/17	Barclays Capital Group	DKK	1,059	$158,000	$149,958	$(8,042)
Euro,
Expiring 01/06/17	BNP Paribas	EUR	603	630,878	634,994	4,116
Expiring 01/06/17	Citigroup Global Markets	EUR	37,796	39,714,245	39,801,380	87,135
Expiring 01/06/17	Citigroup Global Markets	EUR	2,377	2,534,714	2,503,119	(31,595)
Expiring 01/06/17	JPMorgan Chase	EUR	2,373	2,521,873	2,498,906	(22,967)
Expiring 01/06/17	JPMorgan Chase	EUR	462	491,902	486,513	(5,389)
Expiring 01/06/17	Standard Chartered PLC	EUR	819	855,920	862,455	6,535
Expiring 01/06/17	UBS AG	EUR	1,309	1,414,136	1,378,453	(35,683)
Expiring 02/02/17	JPMorgan Chase	EUR	554	586,422	584,232	(2,190)
Indian Rupee,
Expiring 01/17/17	Goldman Sachs & Co.	INR	243,754	3,603,965	3,584,515	(19,450)
Expiring 01/17/17	Goldman Sachs & Co.	INR	26,696	394,710	392,580	(2,130)
Expiring 04/20/17	UBS AG	INR	243,754	3,541,909	3,544,596	2,687
Expiring 04/20/17	UBS AG	INR	26,696	387,914	388,208	294
Indonesian Rupiah,
Expiring 05/16/17	UBS AG	IDR	14,460,490	1,034,000	1,052,523	18,523
Expiring 05/22/17	Standard Chartered PLC	IDR	94,015,500	6,725,000	6,837,215	112,215
Japanese Yen,
Expiring 01/06/17	Goldman Sachs & Co.	JPY	1,067,000	9,428,502	9,133,231	(295,271)
Expiring 01/06/17	Goldman Sachs & Co.	JPY	293,400	2,560,913	2,511,424	(49,489)
Expiring 01/06/17	UBS AG	JPY	219,900	1,931,553	1,882,284	(49,269)
Malaysian Ringgit,
Expiring 01/17/17	Credit Suisse First Boston Corp.	MYR	6,631	1,522,000	1,477,285	(44,715)
Expiring 01/17/17	Morgan Stanley	MYR	4,004	905,933	892,032	(13,901)
Expiring 01/17/17	Standard Chartered PLC	MYR	3,196	730,000	711,887	(18,113)
Expiring 03/17/17	Standard Chartered PLC	MYR	4,088	924,274	908,894	(15,380)
Mexican Peso,
Expiring 01/24/17	Goldman Sachs & Co.	MXN	18,790	916,700	902,839	(13,861)
Expiring 02/13/17	BNP Paribas	MXN	204,580	9,687,470	9,805,806	118,336
Expiring 02/13/17	BNP Paribas	MXN	185,803	8,972,089	8,905,798	(66,291)
Expiring 02/13/17	BNP Paribas	MXN	136,444	7,125,325	6,539,952	(585,373)
Expiring 02/13/17	BNP Paribas	MXN	132,684	7,038,976	6,359,730	(679,246)
Expiring 02/13/17	BNP Paribas	MXN	39,873	1,888,105	1,911,169	23,064
Expiring 02/13/17	Citigroup Global Markets	MXN	106,275	5,095,167	5,093,909	(1,258)
Expiring 02/13/17	Credit Suisse First Boston Corp.	MXN	132,684	7,040,059	6,359,730	(680,329)
Expiring 02/13/17	Deutsche Bank AG	MXN	37,519	1,955,689	1,798,334	(157,355)
Expiring 02/13/17	Goldman Sachs & Co.	MXN	210,370	10,131,234	10,083,329	(47,905)
Expiring 02/13/17	Goldman Sachs & Co.	MXN	100,681	4,888,732	4,825,781	(62,951)
Expiring 02/13/17	Goldman Sachs & Co.	MXN	32,059	1,667,525	1,536,633	(130,892)
Expiring 02/13/17	Goldman Sachs & Co.	MXN	696	34,000	33,359	(641)
Expiring 02/13/17	JPMorgan Chase	MXN	106,275	5,095,167	5,093,909	(1,258)
Expiring 02/13/17	JPMorgan Chase	MXN	33,150	1,576,320	1,588,926	12,606
New Taiwanese Dollar,
Expiring 03/21/17	Citigroup Global Markets	TWD	645,470	20,231,000	20,102,027	(128,973)
Russian Ruble,
Expiring 02/22/17	Credit Suisse First Boston Corp.	RUB	38,436	619,729	619,516	(213)
Expiring 02/22/17	Goldman Sachs & Co.	RUB	76,379	1,196,232	1,231,105	34,873
Expiring 02/22/17	JPMorgan Chase	RUB	1,005,519	15,173,630	16,207,232	1,033,602
Singapore Dollar,
Expiring 01/17/17	Credit Suisse First Boston Corp.	SGD	3,118	2,214,000	2,152,492	(61,508)
Expiring 01/17/17	Deutsche Bank AG	SGD	8,541	6,030,247	5,897,005	(133,242)
Expiring 01/17/17	Deutsche Bank AG	SGD	7,417	5,267,000	5,121,094	(145,906)
Expiring 01/17/17	Goldman Sachs & Co.	SGD	2,522	1,740,915	1,741,080	165
Expiring 01/17/17	JPMorgan Chase	SGD	1,570	1,101,495	1,083,982	(17,513)
Expiring 01/17/17	Standard Chartered PLC	SGD	1,231	865,000	850,166	(14,834)
South African Rand,
Expiring 01/13/17	Citigroup Global Markets	ZAR	3,525	243,181	255,949	12,768

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South Korean Won,
Expiring 01/09/17	JPMorgan Chase	KRW	6,064,153	$5,086,096	$5,020,825	$(65,271)
Expiring 01/09/17	JPMorgan Chase	KRW	2,988,392	2,552,000	2,474,244	(77,756)
Expiring 01/17/17	Citigroup Global Markets	KRW	5,028,720	4,404,011	4,163,537	(240,474)
Expiring 01/17/17	Citigroup Global Markets	KRW	2,451,949	2,149,419	2,030,096	(119,323)
Expiring 01/17/17	Deutsche Bank AG	KRW	2,354,171	2,001,285	1,949,140	(52,145)
Expiring 01/17/17	Deutsche Bank AG	KRW	369,356	313,000	305,809	(7,191)
Expiring 01/17/17	Goldman Sachs & Co.	KRW	2,436,774	2,145,000	2,017,531	(127,469)
Expiring 01/17/17	JPMorgan Chase	KRW	8,841,091	7,524,000	7,319,996	(204,004)
Expiring 01/17/17	JPMorgan Chase	KRW	1,801,741	1,528,000	1,491,755	(36,245)
Expiring 01/17/17	JPMorgan Chase	KRW	1,525,104	1,335,000	1,262,712	(72,288)
Expiring 01/17/17	JPMorgan Chase	KRW	925,092	809,000	765,931	(43,069)
Expiring 01/17/17	JPMorgan Chase	KRW	794,082	672,000	657,462	(14,538)
Expiring 01/17/17	Standard Chartered PLC	KRW	11,665,207	9,906,000	9,658,227	(247,773)
Expiring 01/17/17	Standard Chartered PLC	KRW	6,279,275	5,482,000	5,198,936	(283,064)
Expiring 01/17/17	Standard Chartered PLC	KRW	1,143	1,000	946	(54)
Expiring 01/17/17	UBS AG	KRW	29,879,797	25,052,231	24,739,026	(313,205)
Expiring 01/17/17	UBS AG	KRW	1,263,551	1,068,000	1,046,159	(21,841)
Swiss Franc,
Expiring 01/06/17	Credit Suisse First Boston Corp.	CHF	1,031	1,026,206	1,013,009	(13,197)
Thai Baht,
Expiring 01/17/17	JPMorgan Chase	THB	3,739	103,729	104,408	679

				$454,739,964	$454,877,532	137,568

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/06/17	Citigroup Global Markets	AUD	216	$160,158	$155,847	$4,311
Expiring 01/06/17	JPMorgan Chase	AUD	5,011	3,685,334	3,615,506	69,828
Expiring 01/06/17	JPMorgan Chase	AUD	2,764	2,039,519	1,994,265	45,254
Expiring 01/06/17	JPMorgan Chase	AUD	2,346	1,731,082	1,692,672	38,410
Expiring 02/14/17	Citigroup Global Markets	AUD	5,025	3,872,657	3,622,028	250,629
Brazilian Real,
Expiring 01/04/17	BNP Paribas	BRL	49,000	11,391,375	15,031,675	(3,640,300)
Expiring 01/04/17	Credit Suisse First Boston Corp.	BRL	5,453	1,627,000	1,672,777	(45,777)
Expiring 01/04/17	Deutsche Bank AG	BRL	117,586	34,594,312	36,071,747	(1,477,435)
Expiring 01/04/17	Deutsche Bank AG	BRL	6,120	1,826,299	1,877,403	(51,104)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	12,958	3,975,950	3,975,117	833
Expiring 01/04/17	JPMorgan Chase	BRL	22,535	6,687,000	6,913,095	(226,095)
Expiring 01/04/17	JPMorgan Chase	BRL	465	142,619	142,589	30
Expiring 01/04/17	Morgan Stanley	BRL	90,275	27,699,277	27,693,473	5,804
Expiring 01/04/17	Standard Chartered PLC	BRL	45,070	13,828,844	13,825,947	2,897
Expiring 01/04/17	Standard Chartered PLC	BRL	17,082	5,044,000	5,240,075	(196,075)
Expiring 02/02/17	Standard Chartered PLC	BRL	27,988	8,474,175	8,510,758	(36,583)
Expiring 02/02/17	Standard Chartered PLC	BRL	17,082	5,023,308	5,194,232	(170,924)
Expiring 07/05/17	JPMorgan Chase	BRL	228,000	57,912,116	66,697,949	(8,785,833)
Expiring 10/03/17	JPMorgan Chase	BRL	25,500	6,915,254	7,319,348	(404,094)
Expiring 01/03/18	Deutsche Bank AG	BRL	18,100	4,769,847	5,098,126	(328,279)
Expiring 01/03/18	Deutsche Bank AG	BRL	11,100	2,938,369	3,126,475	(188,106)
British Pound,
Expiring 01/06/17	BNP Paribas	GBP	7,946	9,936,076	9,794,678	141,398
Expiring 01/06/17	Citigroup Global Markets	GBP	2,672	3,371,317	3,293,654	77,663
Expiring 01/06/17	Citigroup Global Markets	GBP	362	443,375	446,221	(2,846)
Expiring 01/06/17	Goldman Sachs & Co.	GBP	73,152	91,147,392	90,171,190	976,202
Expiring 01/06/17	Goldman Sachs & Co.	GBP	7,498	9,463,658	9,242,448	221,210
Expiring 01/06/17	JPMorgan Chase	GBP	604	769,149	744,524	24,625

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 01/27/17	UBS AG	GBP	3,051	$3,708,577	$3,762,882	$(54,305)
Expiring 01/27/17	UBS AG	GBP	1,648	2,093,618	2,032,484	61,134
Expiring 02/02/17	JPMorgan Chase	GBP	585	724,621	721,638	2,983
Canadian Dollar,
Expiring 01/06/17	JPMorgan Chase	CAD	708	527,845	527,363	482
Expiring 01/06/17	Standard Chartered PLC	CAD	19,907	14,756,485	14,827,597	(71,112)
Chinese Renminbi,
Expiring 01/06/17	Citigroup Global Markets	CNH	4,911	707,000	702,343	4,657
Expiring 01/06/17	JPMorgan Chase	CNH	6,573	952,000	940,079	11,921
Expiring 02/15/17	Barclays Capital Group	CNH	75,298	11,061,673	10,639,155	422,518
Expiring 02/15/17	JPMorgan Chase	CNH	11,059	1,612,000	1,562,590	49,410
Danish Krone,
Expiring 01/03/17	Goldman Sachs & Co.	DKK	2,695	379,318	381,685	(2,367)
Expiring 01/03/17	Goldman Sachs & Co.	DKK	2,575	363,632	364,690	(1,058)
Expiring 01/03/17	Goldman Sachs & Co.	DKK	1,920	270,135	271,924	(1,789)
Expiring 01/03/17	Hong Kong & Shanghai Bank	DKK	2,095	315,073	296,709	18,364
Expiring 01/03/17	Hong Kong & Shanghai Bank	DKK	1,127	169,555	159,613	9,942
Expiring 01/03/17	JPMorgan Chase	DKK	5,015	700,894	710,260	(9,366)
Expiring 01/03/17	JPMorgan Chase	DKK	1,270	188,256	179,866	8,390
Expiring 01/03/17	Societe Generale	DKK	5,454	834,962	772,433	62,529
Expiring 01/03/17	UBS AG	DKK	13,825	2,113,392	1,957,994	155,398
Expiring 01/03/17	UBS AG	DKK	4,145	630,320	587,044	43,276
Expiring 04/03/17	Bank of America	DKK	5,518	835,473	785,514	49,959
Expiring 04/03/17	BNP Paribas	DKK	62,854	9,533,967	8,947,039	586,928
Expiring 04/03/17	BNP Paribas	DKK	17,264	2,623,884	2,457,480	166,404
Expiring 04/03/17	BNP Paribas	DKK	13,485	2,060,003	1,919,550	140,453
Expiring 04/03/17	UBS AG	DKK	2,860	434,559	407,112	27,447
Expiring 07/03/17	Barclays Capital Group	DKK	36,409	5,554,047	5,209,545	344,502
Expiring 10/02/17	Hong Kong & Shanghai Bank	DKK	219,880	33,672,282	31,641,183	2,031,099
Expiring 10/02/17	Hong Kong & Shanghai Bank	DKK	16,088	2,463,706	2,315,096	148,610
Expiring 10/02/17	JPMorgan Chase	DKK	2,295	351,746	330,255	21,491
Expiring 10/03/17	Hong Kong & Shanghai Bank	DKK	3,992	608,444	574,493	33,951
Euro,
Expiring 01/06/17	BNP Paribas	EUR	145,884	154,730,406	153,624,315	1,106,091
Expiring 01/06/17	BNP Paribas	EUR	14,325	15,193,852	15,085,239	108,613
Expiring 01/27/17	Citigroup Global Markets	EUR	662	714,610	698,393	16,217
Expiring 01/27/17	Goldman Sachs & Co.	EUR	12,856	14,053,296	13,553,391	499,905
Expiring 01/27/17	JPMorgan Chase	EUR	505	552,785	532,615	20,170
Expiring 01/27/17	Morgan Stanley	EUR	387	411,827	408,374	3,453
Indian Rupee,
Expiring 01/17/17	UBS AG	INR	243,754	3,580,408	3,584,515	(4,107)
Expiring 01/17/17	UBS AG	INR	26,696	392,130	392,580	(450)
Israeli Shekel,
Expiring 01/19/17	Citigroup Global Markets	ILS	386	100,971	100,313	658
Japanese Yen,
Expiring 01/06/17	Standard Chartered PLC	JPY	1,502,028	13,441,688	12,856,952	584,736
Expiring 01/06/17	Standard Chartered PLC	JPY	145,722	1,304,073	1,247,344	56,729
Malaysian Ringgit,
Expiring 01/17/17	Standard Chartered PLC	MYR	13,831	3,296,114	3,081,204	214,910
Expiring 03/17/17	Morgan Stanley	MYR	4,004	904,296	890,355	13,941
Mexican Peso,
Expiring 01/24/17	Goldman Sachs & Co.	MXN	3,467	184,434	166,564	17,870
Expiring 02/02/17	Standard Chartered PLC	MXN	4,067	198,100	195,178	2,922
Expiring 02/13/17	Credit Suisse First Boston Corp.	MXN	37,255	1,812,675	1,785,684	26,991
Expiring 02/13/17	Deutsche Bank AG	MXN	6,554	321,328	314,143	7,185
Expiring 02/13/17	Goldman Sachs & Co.	MXN	61,056	2,975,000	2,926,476	48,524
Expiring 02/13/17	Hong Kong & Shanghai Bank	MXN	458,707	23,942,736	21,986,465	1,956,271
Expiring 02/13/17	Hong Kong & Shanghai Bank	MXN	176,699	8,517,877	8,469,430	48,447

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 02/13/17	JPMorgan Chase	MXN	127,053	$6,112,000	$6,089,828	$22,172
Expiring 02/13/17	JPMorgan Chase	MXN	97,366	5,188,233	4,666,889	521,344
Expiring 02/13/17	JPMorgan Chase	MXN	8,052	392,417	385,944	6,473
Expiring 02/13/17	JPMorgan Chase	MXN	7,497	360,654	359,342	1,312
Expiring 02/13/17	JPMorgan Chase	MXN	83	4,000	3,964	36
Expiring 02/13/17	Standard Chartered PLC	MXN	259,665	12,577,159	12,446,107	131,052
Expiring 02/13/17	Standard Chartered PLC	MXN	38,512	1,872,210	1,845,934	26,276
New Taiwanese Dollar,
Expiring 03/01/17	BNP Paribas	TWD	124,022	3,897,000	3,858,922	38,078
Expiring 03/01/17	JPMorgan Chase	TWD	159,739	5,002,000	4,970,245	31,755
Expiring 03/01/17	Morgan Stanley	TWD	98,079	3,064,000	3,051,698	12,302
Expiring 03/01/17	Standard Chartered PLC	TWD	40,695	1,278,000	1,266,208	11,792
Expiring 03/01/17	UBS AG	TWD	204,478	6,415,000	6,362,299	52,701
Expiring 03/01/17	UBS AG	TWD	123,893	3,896,000	3,854,901	41,099
Expiring 03/21/17	Citigroup Global Markets	TWD	59,705	1,890,000	1,859,410	30,590
Expiring 03/21/17	Credit Suisse First Boston Corp.	TWD	5,211	165,000	162,278	2,722
Expiring 03/21/17	JPMorgan Chase	TWD	482,797	15,214,000	15,035,870	178,130
Expiring 03/21/17	JPMorgan Chase	TWD	167,391	5,234,000	5,213,103	20,897
Expiring 03/21/17	UBS AG	TWD	585,003	18,533,272	18,218,879	314,393
New Zealand Dollar,
Expiring 01/06/17	Citigroup Global Markets	NZD	7,611	5,386,692	5,285,993	100,699
Expiring 01/06/17	Citigroup Global Markets	NZD	301	213,033	209,051	3,982
Russian Ruble,
Expiring 02/22/17	Goldman Sachs & Co.	RUB	319,386	4,925,000	5,147,958	(222,958)
Expiring 02/22/17	Hong Kong & Shanghai Bank	RUB	19,549	302,000	315,088	(13,088)
Singapore Dollar,
Expiring 01/17/17	Citigroup Global Markets	SGD	22,366	16,001,069	15,441,919	559,150
Expiring 01/17/17	Deutsche Bank AG	SGD	21,720	15,308,000	14,996,395	311,605
Expiring 01/17/17	Deutsche Bank AG	SGD	1,765	1,222,350	1,218,618	3,732
Expiring 01/17/17	Hong Kong & Shanghai Bank	SGD	3,379	2,332,605	2,332,980	(375)
Expiring 01/17/17	Hong Kong & Shanghai Bank	SGD	2,522	1,785,032	1,741,080	43,952
Expiring 01/17/17	JPMorgan Chase	SGD	7,025	4,917,000	4,850,011	66,989
Expiring 01/17/17	Standard Chartered PLC	SGD	2,483	1,713,357	1,714,350	(993)
Expiring 03/17/17	Goldman Sachs & Co.	SGD	2,522	1,740,434	1,740,662	(228)
Expiring 03/17/17	JPMorgan Chase	SGD	6,067	4,188,109	4,187,863	246
South African Rand,
Expiring 01/13/17	Toronto Dominion	ZAR	5,503	375,800	399,534	(23,734)
Expiring 02/07/17	Barclays Capital Group	ZAR	3,516	257,234	254,033	3,201
Expiring 02/07/17	Hong Kong & Shanghai Bank	ZAR	6,296	459,429	454,875	4,554
South Korean Won,
Expiring 01/09/17	Hong Kong & Shanghai Bank	KRW	2,988,392	2,552,000	2,474,244	77,756
Expiring 01/09/17	JPMorgan Chase	KRW	6,064,153	5,213,000	5,020,825	192,175
Expiring 01/17/17	BNP Paribas	KRW	10,502,568	8,962,000	8,695,618	266,382
Expiring 01/17/17	Citigroup Global Markets	KRW	6,134,254	5,421,347	5,078,866	342,481
Expiring 01/17/17	Citigroup Global Markets	KRW	5,311,747	4,651,878	4,397,870	254,008
Expiring 01/17/17	Goldman Sachs & Co.	KRW	3,049,927	2,599,000	2,525,192	73,808
Expiring 01/17/17	Hong Kong & Shanghai Bank	KRW	1,491,447	1,273,000	1,234,846	38,154
Expiring 01/17/17	JPMorgan Chase	KRW	3,880,628	3,322,000	3,212,972	109,028
Expiring 01/17/17	JPMorgan Chase	KRW	2,988,596	2,552,000	2,474,413	77,587
Expiring 01/17/17	JPMorgan Chase	KRW	1,860,446	1,628,542	1,540,360	88,182
Expiring 01/17/17	Standard Chartered PLC	KRW	544,031	465,000	450,432	14,568
Expiring 01/17/17	UBS AG	KRW	32,402,953	28,585,376	26,828,078	1,757,298
Expiring 01/17/17	UBS AG	KRW	7,450,455	6,350,000	6,168,616	181,384
Expiring 03/21/17	JPMorgan Chase	KRW	6,064,153	5,089,511	5,021,386	68,125
Expiring 03/21/17	UBS AG	KRW	29,879,797	25,066,523	24,741,792	324,731
Swiss Franc,
Expiring 02/02/17	JPMorgan Chase	CHF	856	843,305	842,698	607

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Thai Baht,
Expiring 01/17/17	UBS AG	THB	3,739	$106,030	$104,407	$1,623
Expiring 03/17/17	JPMorgan Chase	THB	3,739	103,628	104,385	(757)

				$923,351,764	$921,908,196	1,443,568

						$1,581,136

Cross currency exchange contract outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
02/14/17	Buy	GBP	2,071	EUR	2,413	$9,726	Hong Kong & Shanghai Bank

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Berkshire Hathaway Inc.	12/20/21	1.000%		2,500	$14,231	$20,104	$5,873
CIT Group, Inc.	06/20/18	5.000%		4,470	282,612	297,477	14,865
Ford Motor Credit Co. LLC	06/20/21	5.000%		2,400	375,310	378,263	2,953
General Motors Co.	06/20/19	5.000%		1,835	205,292	191,056	(14,236)
Tesco PLC	12/20/20	1.000%	EUR	2,200	(68,961)	(50,656)	18,305
Volkswagen International Finance	06/20/17	1.000%	EUR	4,400	7,680	18,027	10,347
Volkswagen International Finance	12/20/17	1.000%	EUR	700	5,229	5,220	(9)
Volkswagen International Finance	12/20/21	1.000%	EUR	2,000	(15,540)	(5,141)	10,399

					$805,853	$854,350	$48,497

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Cardinal Health, Inc.	06/20/17	(0.580)%	250	0.063%	$(663)	$—	$(663)	Goldman Sachs & Co.
Cytec Industries, Inc.	09/20/17	(1.000)%	900	0.086%	(6,265)	82,545	(88,810)	Citigroup Global Markets

					$(6,928)	$82,545	$(89,473)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Deutsche Bank AG	12/20/17	1.000%	EUR	3,000	0.934%	$3,088	$(54,036)	$57,124	BNP Paribas
Federal Republic of Brazil	12/20/18	1.000%		8,200	1.168%	(24,100)	(399,179)	375,079	Morgan Stanley
Federal Republic of Brazil	12/20/18	1.000%		8,000	1.168%	(23,512)	(416,429)	392,917	JPMorgan Chase
Federal Republic of Brazil	12/20/18	1.000%		7,100	1.168%	(20,867)	(314,358)	293,491	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Federal Republic of Brazil	12/20/18	1.000%		2,600	1.168%	$(7,641)	$ (113,619)	$105,978	Goldman Sachs & Co.
Federal Republic of Brazil	12/20/18	1.000%		500	1.168%	(1,469)	(19,296)	17,827	BNP Paribas
Federal Republic of Brazil	12/20/18	1.000%		200	1.168%	(587)	(9,512)	8,925	Bank of America
Federal Republic of Brazil	12/20/18	1.000%		200	1.168%	(587)	(9,593)	9,006	Deutsche Bank AG
Federal Republic of Brazil	12/20/18	1.000%		100	1.168%	(294)	(4,481)	4,187	Credit Suisse First Boston Corp.
Federal Republic of Brazil	06/20/21	1.000%		1,800	2.514%	(112,377)	(124,874)	12,497	Hong Kong & Shanghai Bank
Federal Republic of Brazil	06/20/21	1.000%		300	2.514%	(18,730)	(25,827)	7,097	Deutsche Bank AG
Federal Republic of Brazil	06/20/21	1.000%		200	2.514%	(12,486)	(17,301)	4,815	Citigroup Global Markets
Federal Republic of Brazil	06/20/21	1.000%		100	2.514%	(6,244)	(6,979)	735	JPMorgan Chase
Novo Banco SA	12/20/21	5.000%	EUR	300	19.064%	(103,170)	(84,414)	(18,756)	BNP Paribas
Novo Banco SA	12/20/21	5.000%	EUR	300	19.064%	(103,170)	(82,849)	(20,321)	Morgan Stanley
Novo Banco SA	12/20/21	5.000%	EUR	100	19.064%	(34,390)	(28,138)	(6,252)	JPMorgan Chase
Petrobras International Finance Co.	03/20/20	1.000%		3,700	3.710%	(299,862)	(675,603)	375,741	Hong Kong & Shanghai Bank
Petroleo Brasileiro SA	06/20/18	1.000%		2,130	2.166%	(35,282)	(163,317)	128,035	Morgan Stanley
Republic of Italy	09/20/20	1.000%		4,380	1.421%	(63,543)	20,321	(83,864)	JPMorgan Chase
Republic of Italy	06/20/21	1.000%		31,000	1.366%	(464,869)	(566,159)	101,290	Citigroup Global Markets
Republic of Italy	06/20/21	1.000%		10,100	1.546%	(226,083)	(168,497)	(57,586)	Bank of America
Republic of Italy	06/20/21	1.000%		8,800	1.366%	(131,963)	(196,071)	64,108	Goldman Sachs & Co.
Republic of Italy	06/20/21	1.000%		3,500	1.546%	(78,345)	(62,657)	(15,688)	JPMorgan Chase
Royal Bank of Scotland PLC	12/20/17	1.000%	EUR	2,000	0.670%	7,520	5,203	2,317	BNP Paribas
Russian Federation	06/20/21	1.000%		500	1.622%	(12,977)	(30,670)	17,693	JPMorgan Chase
United Mexican States	09/20/19	1.000%		5,500	0.925%	12,843	47,913	(35,070)	Citigroup Global Markets
United Mexican States	09/20/19	1.000%		4,000	0.925%	9,341	33,866	(24,525)	Hong Kong & Shanghai Bank
United Mexican States	09/20/20	1.000%		4,600	1.182%	(28,522)	(83,981)	55,459	Hong Kong & Shanghai Bank
United Mexican States	12/20/20	1.000%		2,000	1.233%	(17,115)	(85,290)	68,175	Bank of America
United Mexican States	06/20/21	1.000%		2,200	1.407%	(37,158)	(55,937)	18,779	Barclays Capital Group
United Mexican States	06/20/21	1.000%		2,200	1.407%	(37,158)	(56,085)	18,927	Deutsche Bank AG
United Mexican States	06/20/21	1.000%		600	1.407%	(10,134)	(15,346)	5,212	Hong Kong & Shanghai Bank
United Mexican States	06/20/21	1.000%		200	1.407%	(3,378)	(4,874)	1,496	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
United Mexican States	06/20/21	1.000%	100	1.407%	$(1,689)	$(2,474)	$785	Credit Suisse First Boston Corp.

					$(1,884,910)	$(3,770,543)	$1,885,633

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.HY.27.5Y	12/20/21	5.000%		2,000	$(74,800)	$(127,149)	$(52,349)
CDX.NA.HY.27.V1	12/20/21	5.000%		13,900	(482,330)	(883,688)	(401,358)
CDX.NA.IG.27.5Y	12/20/21	1.000%		3,800	(53,558)	(58,162)	(4,604)

					$(610,688)	$(1,068,999)	$(458,311)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.HY.26.5Y	06/20/21	5.000%		13,700	$485,048	$981,682	$496,634
CDX.HY.27.5Y	12/20/21	5.000%		8,900	504,342	565,814	61,472
CDX.iTraxx.XO.26.5Y	12/20/21	5.000%	EUR	63,600	5,652,224	6,473,312	821,088

					$6,641,614	$8,020,808	$1,379,194

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	6,000	$(48,640)	$(375,020)	$326,380	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	2,000	(16,214)	(443)	(15,771)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	2,000	(16,214)	(443)	(15,771)	Goldman Sachs & Co.
CMBX.NA.7.BBB-	01/17/47	3.000%	2,500	(141,085)	(229,781)	88,696	Bank of America
CMBX.NA.8.AAA	10/17/57	0.500%	5,000	(57,177)	(378,686)	321,509	Bank of America
CMBX.NA.8.AAA	10/17/57	0.500%	5,000	(57,177)	(320,139)	262,962	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%	3,300	(37,736)	(172,053)	134,317	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%	1,000	(11,436)	(51,756)	40,320	Goldman Sachs & Co.
CMBX.NA.8.AAA	10/17/57	0.500%	600	(6,861)	(41,882)	35,021	Bank of America

				$(392,540)	$(1,570,203)	$1,177,663

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
1,114	3 Month EURIBOR minus 24.50 bps	EUR	960	3 Month LIBOR	Citigroup Global Markets	01/16/17	$105,680	$—	$105,680
707	3 Month EURIBOR minus 21.25 bps	EUR	600	3 Month LIBOR	Citigroup Global Markets	01/16/17	77,233	—	77,233
1,009	3 Month LIBOR	EUR	905	(0.613)%	JPMorgan Chase	02/22/20	55,817	—	55,817
607	3 Month LIBOR	EUR	540	(0.443)%	JPMorgan Chase	08/22/21	36,510	—	36,510

							$275,240	$—	$275,240

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD 2,400	10/26/18	1.765%	3 Month BBSW(1)	$—	$6,778	$6,778
AUD 3,510	10/27/18	1.793%	3 Month BBSW(1)	—	8,611	8,611
AUD 14,550	11/29/18	1.900%	3 Month BBSW(1)	37	17,285	17,248
AUD 1,950	10/26/21	2.115%	6 Month BBSW(2)	—	(31,359)	(31,359)
AUD 9,245	10/27/21	2.173%	6 Month BBSW(2)	(2,016)	(130,696)	(128,680)
AUD 2,890	10/27/21	2.125%	6 Month BBSW(2)	—	(45,637)	(45,637)
AUD 17,590	11/29/21	2.458%	6 Month BBSW(2)	(278)	(89,404)	(89,126)
AUD 760	10/27/26	2.355%	6 Month BBSW(1)	—	29,779	29,779
AUD 3,195	11/29/26	2.823%	6 Month BBSW(1)	52	31,973	31,921
CAD 14,940	10/26/18	0.904%	3 Month Canadian Bankers Acceptance(2)	(176)	(33,569)	(33,393)
CAD 1,600	12/15/25	2.300%	3 Month Canadian Bankers Acceptance(1)	(37,595)	(47,631)	(10,036)
EUR 2,600	10/15/17	0.580%	Eurostat Eurozone HICP ex Tobacco(2)	(8,805)	1,484	10,289
EUR 6,900	05/15/18	0.830%	Eurostat Eurozone HICP ex Tobacco(1)	(30,132)	—	30,132
EUR 1,400	09/15/18	0.625%	Eurostat Eurozone HICP ex Tobacco(2)	(3,791)	5,242	9,033
EUR 800	10/15/18	0.650%	Eurostat Eurozone HICP ex Tobacco(2)	(1,956)	3,579	5,535

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
EUR	1,900	11/15/18	0.883%	Eurostat Eurozone HICP ex Tobacco(2)	$64	$12,602	$12,538
EUR	1,500	11/15/18	0.890%	France CPI ex Tobacco Household(2)	1,516	12,157	10,641
EUR	4,120	04/15/21	0.806%	Eurostat Eurozone HICP ex Tobacco(2)	(6,750)	93,309	100,059
EUR	5,200	05/15/21	0.875%	Eurostat Eurozone HICP ex Tobacco(2)	34,145	110,119	75,974
EUR	1,125	10/06/21	(0.385)%	1 Day EONIA(1)	—	11,669	11,669
EUR	460	12/15/21	1.165%	Eurostat Eurozone HICP ex Tobacco(2)	300	1,026	726
EUR	1,600	06/20/24	(0.050)%	1 Day EONIA(1)	—	21,445	21,445
EUR	2,335	09/13/24	(0.104)%	1 Day EONIA(1)	—	50,499	50,499
EUR	3,860	02/23/26	0.324%	1 Day EONIA(1)	(55,615)	(13,282)	42,333
EUR	2,200	12/15/26	1.385%	Eurostat Eurozone HICP ex Tobacco(1)	(8,642)	(21,085)	(12,443)
EUR	1,500	03/16/46	1.500%	6 Month EURIBOR(1)	61,244	(129,813)	(191,057)
GBP	11,800	03/15/22	0.500%	6 Month GBP LIBOR(1)	287,749	286,140	(1,609)
GBP	4,440	09/16/25	2.000%	6 Month GBP LIBOR(1)	160,964	(415,528)	(576,492)
GBP	25,900	03/15/27	0.750%	6 Month GBP LIBOR(1)	775,856	1,560,923	785,067
GBP	5,400	03/15/27	0.750%	6 Month GBP LIBOR(1)	420,037	325,444	(94,593)
GBP	1,000	04/15/30	3.190%	U.K. Retail Prices Index(1)	(56,754)	(47,039)	9,715
GBP	3,900	05/15/30	3.350%	U.K. Retail Prices Index(1)	(43,957)	(49,590)	(5,633)
GBP	2,600	06/15/30	3.400%	U.K. Retail Prices Index(1)	(5,466)	(15,202)	(9,736)
GBP	2,300	06/15/30	3.400%	U.K. Retail Prices Index(1)	(9,496)	(13,448)	(3,952)
GBP	3,300	08/15/30	3.325%	U.K. Retail Prices Index(1)	(48,764)	(98,162)	(49,398)
GBP	1,400	09/15/30	3.275%	U.K. Retail Prices Index(1)	(64,817)	(61,783)	3,034
GBP	200	12/15/30	3.300%	U.K. Retail Prices Index(1)	(9,487)	(9,975)	(488)
GBP	300	04/15/31	3.140%	U.K. Retail Prices Index(1)	(31,792)	(30,722)	1,070
GBP	1,000	06/15/31	3.100%	U.K. Retail Prices Index(1)	(103,355)	(121,813)	(18,458)
GBP	400	10/15/31	3.616%	U.K. Retail Prices Index(1)	—	3,304	3,304
GBP	1,700	01/15/45	3.328%	U.K. Retail Prices Index(1)	(187,023)	(117,947)	69,076
GBP	530	03/18/45	2.000%	6 Month GBP LIBOR(1)	13,269	(91,047)	(104,316)
GBP	900	10/15/46	3.585%	U.K. Retail Prices Index(2)	(50,968)	(39,146)	11,822
GBP	6,700	03/15/47	1.500%	6 Month GBP LIBOR(1)	324,203	(145,850)	(470,053)
GBP	1,510	03/15/47	1.500%	6 Month GBP LIBOR(1)	95,976	(32,871)	(128,847)
GBP	1,140	03/15/47	1.750%	6 Month GBP LIBOR(1)	(37,984)	(113,007)	(75,023)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
JPY	7,535,000	12/20/19	0.250%	6 Month JPY LIBOR(2)	$17,937	$412,391	$394,454
JPY	2,130,000	09/18/20	0.500%	6 Month JPY LIBOR(2)	207,703	335,062	127,359
JPY	2,260,000	12/20/21	0.500%	6 Month JPY LIBOR(2)	556,667	422,396	(134,271)
JPY	120,000	09/18/23	1.000%	6 Month JPY LIBOR(1)	(46,163)	(63,564)	(17,401)
JPY	1,700,000	03/18/26	0.300%	6 Month JPY LIBOR(1)	(124,412)	(151,503)	(27,091)
JPY	11,020,000	06/19/33	1.500%	6 Month JPY LIBOR(2)	7,749,895	14,939,294	7,189,399
JPY	1,260,000	06/17/35	1.250%	6 Month JPY LIBOR(2)	1,672,772	1,246,892	(425,880)
JPY	470,000	12/21/45	1.500%	6 Month JPY LIBOR(2)	1,366,281	731,742	(634,539)
MXN	52,100	02/06/20	5.310%	28 Day Mexican Interbank Rate(2)	(509)	(149,855)	(149,346)
MXN	800	07/07/21	5.610%	28 Day Mexican Interbank Rate(2)	(2,224)	(2,979)	(755)
MXN	11,800	11/10/21	7.030%	28 Day Mexican Interbank Rate(2)	(1,104)	(12,924)	(11,820)
MXN	6,900	11/17/21	7.388%	28 Day Mexican Interbank Rate(2)	—	(2,806)	(2,806)
MXN	129,900	12/27/24	5.795%	28 Day Mexican Interbank Rate(2)	14,649	(786,988)	(801,637)
MXN	67,000	10/15/26	6.445%	28 Day Mexican Interbank Rate(2)	(133)	(341,268)	(341,135)
MXN	28,400	12/17/26	8.035%	28 Day Mexican Interbank Rate(2)	(320)	10,586	10,906
MXN	7,200	12/11/31	8.300%	28 Day Mexican Interbank Rate(2)	—	3,919	3,919
NOK	26,460	11/01/26	1.650%	6 Month NIBOR(2)	—	(76,834)	(76,834)
NZD	20,000	12/15/17	2.125%	3 Month New Zealand Bank Bill(2)	—	(6,789)	(6,789)
NZD	5,995	11/01/26	2.835%	3 Month New Zealand Bank Bill(2)	(15,897)	(225,373)	(209,476)
	118,410	02/18/17	0.466%	1 Day USOIS(1)	—	17,113	17,113
	57,400	08/19/17	0.524%	1 Day USOIS(1)	—	62,785	62,785
	223,275	09/09/17	0.539%	1 Day USOIS(1)	29,641	278,952	249,311
	54,800	10/21/17	0.590%	1 Day USOIS(1)	—	76,608	76,608
	52,860	11/01/17	0.639%	1 Day USOIS(1)	—	56,355	56,355
	102,810	11/14/17	0.675%	1 Day USOIS(1)	(9,361)	95,358	104,719
	51,340	11/22/17	0.716%	1 Day USOIS(1)	—	33,907	33,907
	5,600	06/15/18	1.250%	3 Month LIBOR(2)	26,157	(3,453)	(29,610)
	43,000	09/30/18	0.655%	1 Day USOIS(1)	—	300,191	300,191
	19,940	09/30/18	0.747%	1 Day USOIS(1)	—	107,276	107,276
	51,470	11/17/18	1.080%	1 Day USOIS(1)	—	135,319	135,319
	77,370	11/18/18	0.911%	1 Day USOIS(1)	(4,441)	226,832	231,273
	33,530	11/22/18	1.297%	3 Month LIBOR(1)	—	65,780	65,780
	100,400	06/21/19	1.250%	3 Month LIBOR(1)	(245,722)	881,907	1,127,629
	2,900	11/23/20	2.027%	U.S. CPI Urban Consumers NSA Index(2)	—	18,456	18,456
	2,800	11/25/20	2.021%	U.S. CPI Urban Consumers NSA Index(2)	—	18,318	18,318

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
5,200	12/16/20	2.000%	3 Month LIBOR(1)	$(127,665)	$(34,221)	$93,444
13,000	06/15/21	2.000%	3 Month LIBOR(1)	(422,500)	(64,922)	357,578
66,400	06/28/21	1.450%	3 Month LIBOR(1)	—	1,140,086	1,140,086
51,700	12/21/21	1.500%	3 Month LIBOR(1)	(325,911)	1,148,644	1,474,555
7,830	12/21/21	1.500%	3 Month LIBOR(1)	114,572	175,126	60,554
105,205	12/31/21	1.787%	3 Month LIBOR(1)	(54,116)	201,625	255,741
15,300	12/31/21	1.850%	3 Month LIBOR(1)	—	(57,134)	(57,134)
58,900	05/31/22	1.741%	3 Month LIBOR(1)	399,343	775,372	376,029
30,050	05/31/22	2.237%	3 Month LIBOR(1)	(78,799)	(391,851)	(313,052)
11,000	07/15/22	2.500%	U.S. CPI Urban Consumers NSA Index(2)	(978,621)	(932,615)	46,006
54,300	08/31/22	2.013%	3 Month LIBOR(1)	(165,854)	(276,453)	(110,599)
21,100	08/31/22	1.788%	3 Month LIBOR(1)	—	167,479	167,479
18,720	11/30/22	1.982%	3 Month LIBOR(1)	—	62,126	62,126
81,900	12/16/22	2.250%	3 Month LIBOR(1)	864,901	(913,764)	(1,778,665)
11,100	12/16/22	2.250%	3 Month LIBOR(2)	77,072	115,103	38,031
11,225	12/31/22	1.416%	3 Month LIBOR(1)	—	361,501	361,501
8,200	12/31/22	1.409%	3 Month LIBOR(1)	—	267,638	267,638
5,500	12/31/22	1.405%	3 Month LIBOR(1)	—	180,867	180,867
4,850	12/31/22	1.495%	3 Month LIBOR(1)	—	132,246	132,246
4,200	12/31/22	1.406%	3 Month LIBOR(1)	—	137,732	137,732
2,200	12/31/22	1.412%	3 Month LIBOR(1)	—	71,435	71,435
21,075	05/31/23	1.578%	3 Month LIBOR(1)	(19,454)	664,696	684,150
10,880	05/31/23	1.395%	3 Month LIBOR(1)	—	466,441	466,441
10,880	05/31/23	1.394%	3 Month LIBOR(1)	—	467,173	467,173
10,540	05/31/23	1.513%	3 Month LIBOR(1)	—	375,033	375,033
4,200	05/31/23	1.584%	3 Month LIBOR(1)	—	131,292	131,292
56,740	08/02/23	—(5)	—(5)	2,037	163,678	161,641
37,320	08/02/23	—(3)	—(3)	(14,264)	101,585	115,849
18,110	08/03/23	—(4)	—(4)	(13,342)	50,899	64,241
10,530	08/15/23	1.459%	3 Month LIBOR(2)	—	(438,715)	(438,715)
27,000	12/19/23	2.500%	3 Month LIBOR(2)	(217,260)	41,598	258,858
1,100	08/05/25	2.350%	3 Month LIBOR(1)	—	(15,270)	(15,270)
7,510	02/22/26	2.500%	3 Month LIBOR(1)	—	69,944	69,944
14,050	03/16/26	2.400%	3 Month LIBOR(1)	—	195,485	195,485
8,400	04/21/26	2.300%	3 Month LIBOR(1)	—	156,307	156,307
9,700	04/27/26	2.300%	3 Month LIBOR(1)	—	180,952	180,952
51,300	06/15/26	2.250%	3 Month LIBOR(1)	(155,473)	221,391	376,864
12,600	07/20/26	1.850%	3 Month LIBOR(1)	—	490,727	490,727
9,100	07/27/26	2.000%	3 Month LIBOR(1)	—	295,241	295,241
3,500	07/27/26	1.850%	3 Month LIBOR(1)	—	136,461	136,461
27,510	12/21/26	1.750%	3 Month LIBOR(1)	(743,689)	1,470,228	2,213,917
15,890	12/21/26	1.750%	3 Month LIBOR(1)	(434,725)	840,819	1,275,544
1,700	06/21/27	1.500%	3 Month LIBOR(1)	148,877	142,123	(6,754)
6,680	05/15/37	2.726%	3 Month LIBOR(2)	—	152,275	152,275
15,000	11/15/41	1.869%	3 Month LIBOR(1)	47,425	2,045,456	1,998,031
2,750	02/15/42	1.369%	1 Day USOIS(1)	—	441,831	441,831
1,780	09/27/46	1.380%	1 Day USOIS(1)	—	313,802	313,802
7,870	12/21/46	2.250%	3 Month LIBOR(1)	186,530	635,491	448,961
6,000	12/19/48	2.750%	3 Month LIBOR(1)	152,902	(32,217)	(185,119)

				$10,803,195	$31,331,611	$20,528,416

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
EUR	300	10/15/17	0.550%	Eurostat Eurozone HICP ex Tobacco(2)	$236	$—	$236	BNP Paribas
EUR	800	04/15/21	0.806%	Eurostat Eurozone HICP ex Tobacco(2)	18,212	—	18,212	BNP Paribas
EUR	1,300	05/15/26	1.178%	Eurostat Eurozone HICP ex Tobacco(1)	(41,135)	(200)	(40,935)	Citigroup Global Markets
EUR	2,700	08/15/26	1.140%	France CPI ex Tobacco Household(1)	(114,987)	—	(114,987)	Royal Bank of Scotland Group PLC
EUR	2,200	12/15/26	1.385%	Eurostat Eurozone HICP ex Tobacco(1)	(21,398)	209	(21,607)	Royal Bank of Scotland Group PLC
GBP	7,070	01/14/30	3.140%	U.K. Retail Prices Index(1)	(315,215)	—	(315,215)	Goldman Sachs & Co.
GBP	1,200	06/15/30	3.400%	U.K. Retail Prices Index(1)	(7,718)	3,737	(11,455)	Goldman Sachs & Co.
GBP	900	06/15/30	3.430%	U.K. Retail Prices Index(1)	1,051	249	802	Bank of America
GBP	2,940	08/15/30	3.325%	U.K. Retail Prices Index(1)	(91,684)	(9,203)	(82,481)	Goldman Sachs & Co.
GBP	700	04/15/35	3.358%	U.K. Retail Prices Index(1)	(28,354)	—	(28,354)	Goldman Sachs & Co.
	2,300	02/12/17	2.415%	U.S. CPI Urban Consumers NSA Index(2)	(116,878)	—	(116,878)	Goldman Sachs & Co.
	5,100	04/15/17	1.715%	U.S. CPI Urban Consumers NSA Index(2)	29,226	—	29,226	Bank of America
	9,300	07/15/17	2.250%	U.S. CPI Urban Consumers NSA Index(2)	(484,572)	19,486	(504,058)	Royal Bank of Scotland Group PLC
	1,700	10/16/17	1.010%	U.S. CPI Urban Consumers NSA Index(2)	21,055	—	21,055	Bank of America
	3,600	11/02/17	1.128%	U.S. CPI Urban Consumers NSA Index(2)	43,116	—	43,116	Royal Bank of Scotland Group PLC
	12,700	04/15/18	2.033%	U.S. CPI Urban Consumers NSA Index(2)	(418,481)	—	(418,481)	Goldman Sachs & Co.
	1,300	05/23/18	1.580%	U.S. CPI Urban Consumers NSA Index(2)	9,542	—	9,542	Bank of America
	1,100	06/07/18	1.565%	U.S. CPI Urban Consumers NSA Index(2)	8,416	—	8,416	Bank of America
	1,700	10/01/18	2.175%	U.S. CPI Urban Consumers NSA Index(2)	(61,067)	(1,059)	(60,008)	Goldman Sachs & Co.
	2,000	11/01/18	2.173%	U.S. CPI Urban Consumers NSA Index(2)	(71,169)	—	(71,169)	Deutsche Bank AG
	800	03/04/19	1.725%	U.S. CPI Urban Consumers NSA Index(2)	2,010	—	2,010	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
13,500	11/23/20	1.570%	U.S. CPI Urban Consumers NSA Index(2)	$305,830	$—	$305,830	Bank of America
2,000	07/26/21	1.550%	U.S. CPI Urban Consumers NSA Index(2)	62,229	—	62,229	JPMorgan Chase
1,540	09/12/21	1.603%	U.S. CPI Urban Consumers NSA Index(2)	42,399	—	42,399	JPMorgan Chase
2,200	07/15/22	2.500%	U.S. CPI Urban Consumers NSA Index(2)	(185,714)	39,860	(225,574)	Deutsche Bank AG
2,000	07/26/26	1.730%	U.S. CPI Urban Consumers NSA Index(1)	(44,359)	—	(44,359)	JPMorgan Chase
1,540	09/12/26	1.801%	U.S. CPI Urban Consumers NSA Index(1)	(72,695)	—	(72,695)	JPMorgan Chase
600	09/20/26	1.805%	U.S. CPI Urban Consumers NSA Index(1)	(28,583)	—	(28,583)	Morgan Stanley

				$(1,560,687)	$53,079	$(1,613,766)

Cash of $3,212,035 and $5,741,253 has been segregated with Morgan Stanley and Citigroup Global Markets, respectively, and U.S. Government Agency Obligations and U.S. Treasury Obligations with combined market values of $24,283,281 and $19,444,216 have been segregated with Citigroup Global Markets and Morgan Stanley, respectively, to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

(3)	Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.

(4)	Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

(5)	Portfolio pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.50 bps.

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	08/24/17	28,560	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +23bps.	$925,484	$—	$925,484
Bank of America	02/15/17	1,776	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	14,256	—	14,256
BNP Paribas	12/31/17	12	Pay $0.55 strike price and receive variance based on EURSIMP.	24,245	—	24,245
BNP Paribas	12/31/17	2	Pay $1.00 strike price and receive variance based on EURSIMP.	1,966	—	1,966
BNP Paribas	12/31/17	12	Pay $16.10 strike price and receive variance based on energy petroleum crack spread.	23,272	—	23,272
BNP Paribas	03/31/17	(2)	Pay $2.10 strike price and receive variance based on EURSIMP.	(2,082)	—	(2,082)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
BNP Paribas	02/28/17	(3)	Pay $2.6335 strike price and receive variance based on Commodity swap on natural gas sector.	$(545)	$(232)	$(313)
BNP Paribas	01/31/17	(3)	Pay $2.7125 strike price and receive variance based on Commodity swap on natural gas sector.	(246)	(8)	(238)
BNP Paribas	07/07/17	4	Pay $238.25 strike price and receive variance based on Commodity swap on platinum and gold.	35,016	10,260	24,756
BNP Paribas	12/31/17	4	Pay $4.09 strike price and receive variance based on EURMARGIN.	5,138	1,584	3,554
BNP Paribas	03/31/17	(7)	Pay $4.80 strike and receive variance based on EURMARGIN.	(15,957)	(1,140)	(14,817)
BNP Paribas	03/31/17	7	Pay $5.54 strike price and receive variance based on EURMARGIN.	12,088	9,120	2,968
BNP Paribas	12/31/17	(8)	Pay $5.85 strike and receive variance based on EURMARGIN.	(9,000)	—	(9,000)
BNP Paribas	03/31/17	— (r)	Pay $72.75 strike price and receive variance based on Iron Ore spread.	(1)	—	(1)
BNP Paribas	02/15/17	(4,213)	Pay or receive amounts based on market fluctuation on S&P GSCI Industrial Metals Excess Return Index.	222,280	(67)	222,347
BNP Paribas	02/15/17	4,790	Received fixed payments on Bloomberg Commodity Index 1-Month Forward Total Return and pay variable payments based on the U.S. Treasury Bill plus 14 bps.	35,177	—	35,177
BNP Paribas	02/15/17	92,186	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	740,998	—	740,998
BNP Paribas	02/15/17	9,761	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	78,296	(70)	78,366
Citigroup Global Markets	02/15/17	4,113	Pay or receive amounts based on market fluctuation on Bloomberg Commodity Index.	(5,949)	—	(5,949)
Citigroup Global Markets	02/15/17	4,001	Pay or receive amounts based on market fluctuation on Bloomberg Commodity Index.	(453)	—	(453)
Citigroup Global Markets	02/15/17	55,293	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	442,628	—	442,628
Citigroup Global Markets	02/15/17	35,762	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	287,474	—	287,474
Credit Suisse First Boston Corp.	01/12/41	5,095	Receive fixed payments on the IOS.FN30.450.10 Index and pay variable payments based on the 1 Month LIBOR	(4,049)	(15,361)	11,312

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Credit Suisse First Boston Corp.	06/07/17	10,032	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +20bps.	$325,098	$—	$325,098
Credit Suisse First Boston Corp.	08/24/17	17,663	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +24bps.	572,385	—	572,385
Credit Suisse First Boston Corp.	11/08/17	92,382	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +39bps.	2,993,674	—	2,993,674
Goldman Sachs & Co.	05/08/17	(8)	Pay $0.04 strike and receive variance based on GOLDLNPM.	(120)	—	(120)
Goldman Sachs & Co.	07/29/20	15	Pay $0.070225 strike and receive variance based on GOLDLNPM.	42,476	—	42,476
Goldman Sachs & Co.	09/09/20	7	Pay $0.0784 strike and receive variance based on GOLDLNPM.	16,731	—	16,731
Goldman Sachs & Co.	04/22/20	15	Pay $0.07980625 strike and receive variance based on GOLDLNPM.	41,205	—	41,205
Goldman Sachs & Co.	04/27/20	10	Pay $0.085849 strike and receive variance based on GOLDLNPM.	33,470	—	33,470
Goldman Sachs & Co.	04/28/20	8	Pay $0.087025 strike and receive variance based on GOLDLNPM.	28,655	—	28,655
Goldman Sachs & Co.	07/05/17	— (r)	Pay $1,106.50 strike price and receive variance based on PLTMLNPM.	(98,148)	—	(98,148)
Goldman Sachs & Co.	07/05/17	— (r)	Pay $1,365.10 strike and receive variance based on GOLDLNPM.	103,313	—	103,313
Goldman Sachs & Co.	07/05/17	1	Pay $232.80 strike price and receive variance based on Commodity swap on platinum and gold.	21,473	—	21,473
Goldman Sachs & Co.	01/06/17	— (r)	Pay $233.50 strike price and receive variance based on Commodity swap on platinum and gold.	(1,490)	—	(1,490)
Goldman Sachs & Co.	03/31/17	(3)	Pay $45.75 strike price and receive variance based on Iron Ore spread.	(77,602)	(262)	(77,340)
Goldman Sachs & Co.	09/30/17	(1)	Pay $69.00 strike price and receive variance based on Iron Ore spread.	(6,919)	—	(6,919)
Goldman Sachs & Co.	08/15/17	(2,223)	Pay or receive amounts based on market fluctuation on S&P GSCI Industrial Metals Excess Return Index.	117,320	(15)	117,335
Goldman Sachs & Co.	08/15/17	19,704	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	163,287	—	163,287
Goldman Sachs & Co.	08/15/17	3,967	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	29,134	—	29,134
JPMorgan Chase	04/29/20	5	Pay $0.01089 strike and receive variance based on GOLDLNPM.	24,849	—	24,849

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
JPMorgan Chase	07/24/20	7	Pay $0.09 strike and receive variance based on GOLDLNPM.	$23,471	$—	$23,471
JPMorgan Chase	05/07/20	10	Pay $0.111556 strike and receive variance based on GOLDLNPM.	72,412	—	72,412
JPMorgan Chase	12/31/17	18	Pay $3.90 strike and receive variance based on EURMARGIN.	29,073	—	29,073
JPMorgan Chase	06/30/17	2	Pay $45.35 strike price and receive variance based on Iron Ore spread.	30,911	—	30,911
JPMorgan Chase	12/31/17	2	Pay $5.07 strike price and receive variance based on EURMARGIN.	2,938	—	2,938
JPMorgan Chase	12/31/17	(2)	Pay $5.85 strike and receive variance based on EURMARGIN.	(2,571)	—	(2,571)
JPMorgan Chase	03/31/17	(1)	Pay $68.85 strike price and receive variance based on Iron Ore spread.	(2,614)	—	(2,614)
JPMorgan Chase	03/31/17	2	Pay $73.75 strike price and receive variance based on Iron Ore spread.	2,105	—	2,105
JPMorgan Chase	03/31/17	1	Pay $76.20 strike price and receive variance based on Iron Ore spread.	2,597	—	2,597
JPMorgan Chase	02/15/17	(102)	Pay or receive amounts based on market fluctuation on S&P GSCI Industrial Metals Excess Return Index.	5,394	—	5,394
JPMorgan Chase	02/15/17	10,228	Pay or receive amounts based on market flucuation on JMABDEWE Index.	(112,290)	—	(112,290)
JPMorgan Chase	02/15/17	5,016	Pay or receive amounts based on market value fluctuation of JPMorgan JMABCTNE Commodity Index.	(1,520)	—	(1,520)
JPMorgan Chase	02/15/17	9,727	Receive fixed payments on the JPMorgan FNJ 1 Index and pay variable payments based on the U.S. Treasury Bill.	(109,059)	(3,188)	(105,871)
JPMorgan Chase	02/15/17	10,122	Receive fixed payments on the JPMorgan NIC P Custom Index and pay variable payments based on the U.S. Treasury Bill.	(32,014)	—	(32,014)
JPMorgan Chase	02/15/17	7,301	Received fixed payments on Bloomberg Commodity Index Total Return and pay variable payments based on the U.S. Treasury Bill.	58,672	(14)	58,686
Morgan Stanley	12/31/17	12	Pay $0.88 strike price and receive variance based on EURSIMP.	20,308	—	20,308
Morgan Stanley	03/31/17	(3)	Pay $4.66 strike and receive variance based on EURMARGIN.	(6,905)	—	(6,905)
Morgan Stanley	12/31/17	(5)	Pay $4.74 strike price and receive variance based on EURMARGIN.	(3,758)	—	(3,758)
Morgan Stanley	12/31/17	(8)	Pay $4.85 strike price and receive variance based on EURMARGIN.	(5,670)	(1,980)	(3,690)
Morgan Stanley	12/31/17	(10)	Pay $5.78 strike and receive variance based on EURMARGIN.	(10,954)	—	(10,954)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Long/(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Morgan Stanley	12/31/17	(5)	Pay $5.80 strike and receive variance based on EURMARGIN.	$(5,382)	$—	$(5,382)

				$7,093,971	$(1,373)	$7,095,344

(r)	Less than $500 par.

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Reverse Repurchase Agreements outstanding at December 31, 2016:

Broker	Interest Rate	Trade Date	Value at December 31, 2016	Maturity Date	Cost
JPMorgan Chase Securities LLC	0.75%	07/08/2016	$3,363,000	01/18/2017	$3,363,000
Bank of Montreal	0.93%	12/14/2016	34,237,500	01/31/2017	34,237,500

			$37,600,500		$37,600,500

The aggregate value of Reverse Repurchase Agreements is $37,600,500. Corporate Bond and U.S. Treasury Obligation with a market value of $39,819,569 has been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2016. Reverse repurchase agreements are subject to contractual netting arrangements

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$1,441,566,463	$—	$—
Common Stocks	2,852,679,713	1,285,148,078	—
Preferred Stocks	10,514,856	—	—
Rights	98,747	—	—
Unaffiliated Exchange Traded Funds	754,574,974	—	—
Asset-Backed Securities
Collateralized Debt Obligations	—	400,584	—
Collateralized Loan Obligations	—	154,767,001	—
Non-Residential Mortgage-Backed Securities	—	36,666,338	—
Residential Mortgage-Backed Securities	—	117,228,811	—
Bank Loans	—	28,123,459	—
Commercial Mortgage-Backed Securities	—	84,987,816	439,498
Corporate Bonds	—	870,525,732	—
Foreign Government Bonds	—	255,198,292	—
Municipal Bonds	—	23,167,203	—
Non-Corporate Foreign Agencies	—	45,945,315	—
Residential Mortgage-Backed Securities	—	181,282,319	10,234,831
U.S. Government Agency Obligations	—	296,823,162	—
U.S. Treasury Obligations	—	855,726,638	—
Repurchase Agreements	—	44,300,000	—
Foreign Treasury Obligations	—	81,520,807	—
Certificates of Deposit	—	38,271,561	—
Commercial Paper	—	9,998,136	—
Options Purchased	265,632	3,323,239	—
U.S. Government Agency Obligations—Short	—	(7,011,792)	—
Options Written	(284,515)	(2,674,333)	—
Other Financial Instruments*
Financial Futures Contracts	(3,586,029)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Commodity Futures Contracts	$495,054	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,581,136	—
OTC Cross Currency Exchange Contract	—	9,726	—
Centrally Cleared Credit Default Swap Agreements	—	969,380	—
OTC Credit Default Swap Agreements	—	(2,284,378)	—
OTC Currency Swap Agreements	—	275,240	—
Centrally Cleared Interest Rate Swap Agreements	—	20,528,416	—
OTC Interest Rate Swap Agreements	—	(1,560,687)	—
OTC Total Return Swap Agreements	—	7,093,971	—

Total	$5,056,324,895	$4,430,331,170	$10,674,329

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (6.4% represents investments purchased with collateral from securities on loan)	17.0%
U.S. Treasury Obligations	10.1
Unaffiliated Exchange Traded Funds	8.9
Banks	6.6
Residential Mortgage-Backed Securities	3.7
U.S. Government Agency Obligations	3.5
Foreign Government Bonds	3.0
Internet Software & Services	2.7
Oil, Gas & Consumable Fuels	2.6
Pharmaceuticals	2.5
Insurance	2.3
Software	2.2
Capital Markets	2.1
Collateralized Loan Obligations	1.8
IT Services	1.7
Machinery	1.6
Semiconductors & Semiconductor Equipment	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Media	1.4
Chemicals	1.3
Health Care Equipment & Supplies	1.3
Hotels, Restaurants & Leisure	1.3
Biotechnology	1.2
Electric Utilities	1.2
Internet & Direct Marketing Retail	1.1
Foreign Treasury Obligations	1.0
Commercial Mortgage-Backed Securities	1.0
Diversified Financial Services	1.0
Food & Staples Retailing	1.0
Food Products	1.0
Industrial Conglomerates	1.0
Automobiles	0.9
Beverages	0.9
Aerospace & Defense	0.8
Airlines	0.8
Building Products	0.7
Communications Equipment	0.7
Electronic Equipment, Instruments & Components	0.7
Air Freight & Logistics	0.6
Diversified Telecommunication Services	0.6

Specialty Retail	0.6%
Non-Corporate Foreign Agencies	0.5
Auto Components	0.5
Certificates of Deposit	0.5
Health Care Providers & Services	0.5
Health Care Services	0.5
Household Products	0.5
Repurchase Agreements	0.5
Oil & Gas	0.5
Auto Manufacturers	0.4
Consumer Finance	0.4
Electric	0.4
Metals & Mining	0.4
Non-Residential Mortgage-Backed Securities	0.4
Energy Equipment & Services	0.3
Life Sciences Tools & Services	0.3
Municipal Bonds	0.3
Personal Products	0.3
Pipelines	0.3
Professional Services	0.3
Real Estate Management & Development	0.3
Road & Rail	0.3
Technology Hardware, Storage & Peripherals	0.3
Telecommunications	0.3
Textiles, Apparel & Luxury Goods	0.3
Tobacco	0.3
Commercial Services	0.2
Commercial Services & Supplies	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Foods	0.2
Health Care Technology	0.2
Home Builders	0.2
Household Durables	0.2
Independent Power & Renewable Electricity Producers	0.2
Leisure Products	0.2
Lodging	0.2
Mining	0.2
Multiline Retail	0.2
Real Estate Investment Trusts (REITs)	0.2
Retail	0.2
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Auto Parts & Equipment	0.1
Building Materials	0.1
Commercial Paper	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (continued)
Computers	0.1%
Construction & Engineering	0.1
Electrical Equipment	0.1
Entertainment	0.1
Forest Products & Paper	0.1
Healthcare-Products	0.1
Housewares	0.1
Internet	0.1
Multi-Utilities	0.1
Paper & Forest Products	0.1
Semiconductors	0.1

Thrifts & Mortgage Finance	0.1%
Transportation	0.1
U.S. Government Agency Obligations – Short	(0.1)

111.8
Liabilities in excess of other assets	(11.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$4,895,370	*	Due from/to broker-variation margin futures	$4,400,316	*
Commodity contracts	Premiums paid for OTC swap agreements	20,964		Premiums received for OTC swap agreements	6,976
Commodity contracts	Unaffiliated investments	250,949		Options written outstanding, at value	277,765
Commodity contracts	Unrealized appreciation on OTC swap agreements	2,771,830		Unrealized depreciation on OTC swap agreements	504,439
Credit contracts	Due from/to broker-variation margin swaps	1,441,936	*	Due from/to broker-variation margin swaps	472,556	*
Credit contracts	Premiums paid for OTC swap agreements	189,848		Premiums received for OTC swap agreements	5,448,049
Credit contracts	—	—		Options written outstanding, at value	21,523
Credit contracts	Unrealized appreciation on OTC swap agreements	3,356,900		Unrealized depreciation on OTC swap agreements	383,077
Equity contracts	Due from/to broker-variation margin futures	556,931	*	Due from/to broker-variation margin futures	2,592,742	*
Equity contracts	Unaffiliated investments	98,747		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	4,816,641		—	—
Foreign exchange contracts	—	—		Options written outstanding, at value	283,707
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	9,726		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	23,330,416		Unrealized depreciation on OTC forward foreign currency exchange contracts	21,749,280
Interest rate contracts	Due from/to broker-variation margin futures	3,808,561	*	Due from/to broker-variation margin futures	5,358,779	*
Interest rate contracts	Due from/to broker-variation margin swaps	28,383,443	*	Due from/to broker-variation margin swaps	7,855,027	*
Interest rate contracts	Premiums paid for OTC swap agreements	63,541		Premiums received for OTC swap agreements	25,823
Interest rate contracts	Unaffiliated investments	3,337,922		Options written outstanding, at value	2,375,853
Interest rate contracts	Unrealized appreciation on OTC swap agreements	829,625		Unrealized depreciation on OTC swap agreements	2,156,839

Total		$78,163,350			$53,912,751

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts(2)	Forward Rate Agreements	Swaps	Total
Commodity contracts	$23,404	$655,412	$(301,235)	$—	$—	$23,905,854	$24,283,435
Credit contracts	(514,010)	406,221	—	—	—	5,527,661	5,419,872
Equity contracts	—	—	18,801,123	—	—	9,205,599	28,006,722
Foreign exchange contracts	(31,332)	5,877,548	—	6,447,937	—	51,385	12,345,538
Interest rate contracts	(2,294,423)	4,505,142	3,334,220	—	160,773	(19,167,156)	$(13,461,444)

Total	$(2,816,361)	$11,444,323	$21,834,108	$6,447,937	$160,773	$19,523,343	$56,594,123

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Forward & Cross Currency Exchange Contracts(4)	Swaps	Total
Commodity contracts	$—	77,773	$(118,705)	$747,007	$—	$(427,310)	$278,765
Credit contracts	—	353,241	(191,111)	—	—	6,536,973	6,699,103
Equity contracts	7,553	—	—	(7,543,102)	—	(961,436)	(8,496,985)
Foreign exchange contracts	—	—	646,242	—	(8,198,752)	—	(7,552,510)
Interest rate contracts	—	1,224,003	(995,549)	1,100,869	—	24,689,451	26,018,774

Total	$7,553	$1,655,017	$(659,123)	$(5,695,226)	$(8,198,752)	$29,837,678	$16,947,147

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$3,772,203	$370,154,000	$1,736,487,411	$792,864,887	$561,903,264	$1,157,156,819

Cross Currency Exchange Contracts(2)	Interest Rate Swap Agreements(4)	Currency Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Total Return Swap Agreements(4)
$513,612	$2,040,365,000	$31,570,000	$45,050,000	$215,099,000	$366,424,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(5)	Collateral Received	Net Amount
Securities on Loan	$532,370,922	$(532,370,922)	$—
Repurchase Agreements	44,300,000	(44,300,000)	—

	$576,670,922

Description	Gross Amounts of Recognized Liabilities(5)	Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$(37,600,500)	$37,600,500	$—
Securities Sold Short	(7,011,792)	7,011,792	—

	$(44,612,292)

The Portfolio invested in OTC derivatives and entered into other financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America(4-a)	$487,305	$(487,305)	$—	$—
Bank of America(4-b)	1,399,840	(47,924)	(770,000)	581,916
Barclays Capital Group(4-b)	789,000	(64,765)	(690,000)	34,235
BNP Paribas(4-a)	1,904,630	(1,904,630)	—	—
BNP Paribas(4-b)	2,363,921	(27,968)	(2,335,953)	—
Citigroup Global Markets(3)	212,556	—	(90,000)	122,556
Citigroup Global Markets(4-a)	2,135,188	(1,781,723)	—	353,465
Citigroup Global Markets(4-b)	875,671	(72,782)	(802,889)	—
Credit Suisse First Boston Corp.(3)	337,692	(337,692)	—	—
Credit Suisse First Boston Corp.(4-a)	33,900	(33,900)	—	—
Credit Suisse First Boston Corp.(4-b)	3,891,942	(2,687)	(888,000)	3,001,255
Deutsche Bank AG(4-a)	2,537,723	(2,537,723)	—	—
Deutsche Bank AG(4-b)	1,257,676	(1,010,384)	(247,292)	—
Goldman Sachs & Co.(3)	517,775	(46,289)	(471,486)	—
Goldman Sachs & Co.(4-a)	1,837,077	(1,723,722)	(113,355)	—
Goldman Sachs & Co.(4-b)	679,119	(679,119)	—	—
Hong Kong & Shanghai Bank(4-a)	4,649,437	(797,572)	(3,851,865)	—
Hong Kong & Shanghai Bank(4-b)	254,164	(140,220)	—	113,944
JPMorgan Chase(3)	132,818	(83,864)	—	48,954
JPMorgan Chase(4-a)	2,785,855	(2,785,855)	—	—
JPMorgan Chase(4-b)	1,058,904	(516,668)	(542,236)	—
Morgan Stanley(3)	131,490	(131,490)	—	—
Morgan Stanley(4-a)	1,854,658	(680,302)	(1,174,356)	—
Morgan Stanley(4-b)	2,081,485	(1,377,106)	(704,379)	—
Royal Bank of Scotland Group PLC(4-b)	62,811	(62,811)	—	—
Societe Generale(4-b)	62,529	—	—	62,529
Standard Chartered PLC(4-a)	1,315,344	(1,054,905)	(260,439)	—
Standard Chartered PLC(4-b)	80,232	—	—	80,232
Toronto Dominion(3)	—	—	—	—
UBS AG(3)	61,134	(59,631)	—	1,503
UBS AG(4-a)	2,692,046	(386,974)	(2,305,072)	—
UBS AG(4-b)	228,808	(39,790)	—	189,018

	$38,712,730

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America(4-a)	$(929,352)	$487,305	$442,047	$—
Bank of America(4-b)	(47,924)	47,924	—	—
Barclays Capital Group(4-b)	(64,765)	64,765	—	—
BNP Paribas(4-a)	(5,162,980)	1,904,630	1,602,016	(1,656,334)
BNP Paribas(4-b)	(27,968)	27,968	—	—
Citigroup Global Markets(3)	—	—	—	—
Citigroup Global Markets(4-a)	(1,781,723)	1,781,723	—	—
Citigroup Global Markets(4-b)	(72,782)	72,782	—	—
Credit Suisse First Boston Corp.(3)	(390,381)	337,692	45,006	(7,683)
Credit Suisse First Boston Corp.(4-a)	(949,653)	33,900	915,753	—
Credit Suisse First Boston Corp.(4-b)	(2,687)	2,687	—	—
Deutsche Bank AG(4-a)	(2,843,826)	2,537,723	285,828	(20,275)
Deutsche Bank AG(4-b)	(1,010,384)	1,010,384	—	—
Goldman Sachs & Co.(3)	(46,289)	46,289	—	—
Goldman Sachs & Co.(4-a)	(1,723,722)	1,723,722	—	—
Goldman Sachs & Co.(4-b)	(1,106,952)	679,119	427,833	—
Hong Kong & Shanghai Bank(4-a)	(797,572)	797,572	—	—
Hong Kong & Shanghai Bank(4-b)	(140,220)	140,220	—	—
JPMorgan Chase(3)	(83,864)	83,864	—	—
JPMorgan Chase(4-a)	(10,661,352)	2,785,855	7,875,497	—
JPMorgan Chase(4-b)	(516,668)	516,668	—	—
Morgan Stanley(3)	(163,317)	131,490	—	(31,827)
Morgan Stanley(4-a)	(680,302)	680,302	—	—
Morgan Stanley(4-b)	(1,377,106)	1,377,106	—	—
Royal Bank of Scotland Group PLC(4-b)	(801,993)	62,811	739,182	—
Societe Generale(4-b)	—	—	—	—
Standard Chartered PLC(4-a)	(1,054,905)	1,054,905	—	—
Standard Chartered PLC(4-b)	—	—	—	—
Toronto Dominion(3)	(23,734)	—	—	(23,734)
UBS AG(3)	(59,631)	59,631	—	—
UBS AG(4-a)	(386,974)	386,974	—	—
UBS AG(4-b)	(39,790)	39,790	—	—

	$(32,948,816)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	PIM (Core Plus).

(4-a)	PIMCO (International Hedge).

(4-b)	PIMCO (Real Return).

(5)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $532,370,922:
Unaffiliated investments (cost $7,557,992,513)	$8,042,212,742
Affiliated investments (cost $1,378,674,363)	1,441,566,463
Cash	1,675,233
Foreign currency, at value (cost $21,525,271)	21,550,207
Deposit with broker for futures	6,908,661
Receivable for investments sold	611,879,616
Dividends and interest receivable	25,786,828
Unrealized appreciation on OTC forward foreign currency contracts	23,330,416
Unrealized appreciation on OTC swap agreements	11,774,996
Deposit with broker for centrally cleared swaps	8,953,288
Tax reclaim receivable	7,997,230
Due from broker-variation margin futures	1,858,416
Premiums paid for OTC swap agreements	274,353
Receivable from affiliate	115,725
Receivable for fund share sold	22,177
Unrealized appreciation on OTC cross currency exchange contracts	9,726
Prepaid expenses	62,981

Total Assets	10,205,979,058

LIABILITIES:
Payable for investments purchased	1,082,787,927
Payable to broker for collateral for securities on loan	544,472,050
Reverse repurchase agreements	37,600,500
Unrealized depreciation on OTC forward foreign currency contracts	21,749,280
Cash segregated from counterparty - OTC	19,495,000
Securities sold short, at value (proceeds received $6,928,047)	7,011,792
Premiums received for OTC swap agreements	5,480,848
Unrealized depreciation on OTC swap agreements	3,044,355
Options written outstanding, at value (premiums received $3,895,861)	2,958,848
Advisory fees payable	2,383,359
Due to broker-variation margin swaps	1,580,456
Accrued expenses and other liabilities	880,347
Payable for fund share repurchased	695,306
Distribution fee payable	281,391
Foreign capital gains tax liability accrued	91,248
Due to broker-variation margin futures	90,926
Interest payable on securities sold short	16,053
Affiliated transfer agent fee payable	346

Total Liabilities	1,730,620,032

NET ASSETS	$8,475,359,026

Net assets were comprised of:
Paid-in capital	$5,708,457,306
Retained earnings	2,766,901,720

Net assets, December 31, 2016	$8,475,359,026

Net asset value and redemption price per share, $8,475,359,026 / 525,414,158 outstanding shares of beneficial interest	$16.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,726,723, of which $340,820 is reimbursable by an affiliate)	$106,943,827
Interest income	99,216,618
Affiliated dividend income	3,373,031
Income from securities lending, net (including affiliated income of $2,289,312)	2,644,564

212,178,040

EXPENSES
Advisory fees	53,118,226
Distribution fee	20,179,101
Custodian and accounting fees	1,942,000
Insurance expenses	103,000
Audit fee	88,000
Trustees’ fees	86,000
Shareholders’ reports	25,000
Interest expense	18,480
Legal fees and expenses	17,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Loan interest expense	1,964
Miscellaneous	64,434

Total expenses	75,663,205
Less: advisory fee waivers and/or expense reimbursement	(2,607,753)

Net expenses	73,055,452

NET INVESTMENT INCOME (LOSS)	139,122,588

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $28,535,465)	298,635,150
Futures transactions	21,834,108
Options written transactions	11,444,323
Forward rate agreement transactions	160,773
Swap agreements transactions	19,523,343
Foreign currency transactions	(21,294,398)

330,303,299

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated of $(9,241,672)) (net of change in foreign capital gains taxes $(91,248))	34,353,950
Futures	(5,695,226)
Options written	(659,123)
Swap agreements	29,837,678
Foreign currencies	(9,172,798)

48,664,481

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	378,967,780

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$518,090,368

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$139,122,588	$113,186,951
Net realized gain (loss) on investment and foreign currency transactions	330,303,299	371,004,396
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	48,664,481	(420,355,265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	518,090,368	63,836,082

FUND SHARE TRANSACTIONS:
Fund share sold [74,205,741 and 10,307,268 shares, respectively]	1,102,799,096	155,990,414
Fund share repurchased [111,592,629 and 42,960,943 shares, respectively]	(1,622,766,913)	(642,955,063)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(519,967,817)	(486,964,649)

CAPITAL CONTRIBUTIONS (NOTE 4)	4,519,392	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,641,943	(423,128,567)
NET ASSETS:
Beginning of year	8,472,717,083	8,895,845,650

End of year	$8,475,359,026	$8,472,717,083

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 89.5%		Value (Note 2)
AFFILIATED MUTUAL FUNDS	Shares
AST AB Global Bond Portfolio*	41,732,210	$442,361,429
AST AQR Emerging Markets Equity Portfolio*	1,060,630	10,075,989
AST AQR Large-Cap Portfolio*	65,421,011	981,315,167
AST BlackRock Low Duration Bond Portfolio*	3,295,409	34,799,516
AST BlackRock/Loomis Sayles Bond Portfolio*	12,993,820	169,829,234
AST Boston Partners Large-Cap Value Portfolio*	7,956,347	157,376,553
AST ClearBridge Dividend Growth Portfolio*	28,388,948	422,711,433
AST Goldman Sachs Global Income Portfolio*	25,739,775	270,010,235
AST Goldman Sachs Large-Cap Value Portfolio*	5,464,571	154,756,650
AST Goldman Sachs Mid-Cap Growth Portfolio*	3,727,780	27,660,129
AST Goldman Sachs Small-Cap Value Portfolio*	3,889,514	82,341,015
AST Goldman Sachs Strategic Income Portfolio*	10,790,029	104,123,781
AST Government Money Market Portfolio*	50,820,154	50,820,154
AST High Yield Portfolio*	15,668,249	146,811,497
AST Hotchkis & Wiley Large-Cap Value Portfolio*	8,607,617	214,846,126
AST International Growth Portfolio*	30,805,734	407,867,921
AST International Value Portfolio*	24,296,344	421,784,538
AST Jennison Large-Cap Growth Portfolio*	7,740,037	176,937,254
AST Loomis Sayles Large-Cap Growth Portfolio*	7,878,603	295,447,610
AST Lord Abbett Core Fixed Income Portfolio*	27,176,765	332,371,841
AST MFS Growth Portfolio*	12,786,230	231,942,208
AST MFS Large-Cap Value Portfolio*	17,779,671	304,565,757
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	629,504	19,313,191
AST Parametric Emerging Markets Equity Portfolio*	1,064,365	8,514,923
AST Prudential Core Bond Portfolio*	78,733,043	916,452,621
AST QMA Emerging Markets Equity Portfolio*	678,389	5,840,929
AST QMA International Core Equity Portfolio*	20,881,927	214,039,751
AST QMA Large-Cap Portfolio*	63,984,138	980,237,000
AST Small-Cap Growth Opportunities Portfolio*	5,846,670	90,798,784
AST Small-Cap Growth Portfolio*	2,589,175	93,003,183
AST Small-Cap Value Portfolio*	5,263,526	140,430,884
AST T. Rowe Price Large-Cap Growth Portfolio*	5,716,417	143,653,564
AST T. Rowe Price Natural Resources Portfolio*	321,503	6,738,696
AST Templeton Global Bond Portfolio*	23,137	249,422
AST Value Equity Portfolio*	15,707,505	204,040,486
AST WEDGE Capital Mid-Cap Value Portfolio*	846,356	18,408,252
AST Wellington Management Global Bond Portfolio*	50,678,523	526,549,858

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST Western Asset Core Plus Bond Portfolio*	51,687,518	$622,834,588
AST Western Asset Emerging Markets Debt Portfolio*	4,762,861	49,676,640

TOTAL LONG-TERM INVESTMENTS (cost $8,143,999,105)(w)		9,481,538,809

SHORT-TERM INVESTMENTS — 10.2%
AFFILIATED MUTUAL FUND — 9.8%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $1,042,204,831)(w)	1,042,204,831	1,042,204,831

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.4%
U.S. Treasury Bills
0.004%	03/16/17	1,300	1,298,700
0.457%	03/16/17	500	499,500
0.473%	03/16/17	4,800	4,795,200
0.496%	03/16/17	300	299,700
0.520%	03/16/17	33,200	33,166,800

TOTAL U.S. TREASURY OBLIGATIONS (cost $40,058,116)			40,059,900

TOTAL SHORT-TERM INVESTMENTS (cost $1,082,262,947)(Note 4)			1,082,264,731

TOTAL INVESTMENTS — 99.7% (cost $9,226,262,052)			10,563,803,540
Other assets in excess of liabilities(z) — 0.3%			29,878,627

NET ASSETS — 100.0%			$10,593,682,167

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
794	2 Year U.S. Treasury Notes	Mar. 2017	$172,087,094	$172,049,875	$(37,219)
945	10 Year U.S. Treasury Notes	Mar. 2017	117,704,157	117,445,781	(258,376)
100	CAC40 10 Euro	Jan. 2017	4,994,842	5,119,055	124,213
20	DAX Index	Mar. 2017	5,907,195	6,034,338	127,143
3,548	Euro STOXX 50 Index	Mar. 2017	120,186,614	122,389,903	2,203,289
286	FTSE 100 Index	Mar. 2017	24,204,013	24,849,030	645,017
312	Mini MSCI EAFE Index	Mar. 2017	26,295,286	26,139,360	(155,926)
668	Russell 2000 Mini Index	Mar. 2017	45,856,530	45,320,460	(536,070)
1,905	S&P 500 E-Mini Index	Mar. 2017	214,369,650	212,998,050	(1,371,600)
361	S&P 500 Index	Mar. 2017	203,107,281	201,817,050	(1,290,231)
675	TOPIX Index	Mar. 2017	87,763,123	87,670,588	(92,535)

					$(642,295)

A U.S. Treasury Obligation with a market value of $40,059,900 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$10,523,743,640	$—	$—
U.S. Treasury Obligations	—	40,059,900	—
Other Financial Instruments*
Futures Contracts	(642,295)	—	—

Total	$10,523,101,345	$40,059,900	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Large/Mid-Cap Growth	26.8%
Core Bond	20.6
Global Bond	11.7
Large/Mid-Cap Value	10.1
Ultra Short Bond	9.8
International Value	6.0
Large/Mid-Cap Blend	4.0
International Growth	3.9
Small-Cap Value	2.1

Small-Cap Growth	1.7%
High Yield	1.4
Emerging Markets	0.7
Money Market	0.5
U.S. Treasury Obligations	0.4

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$3,099,662	*	Due from/to broker-variation margin futures	$3,446,362	*
Interest rate contracts	—	—		Due from/to broker-variation margin futures	295,595	*

Total		$3,099,662			$3,741,957

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$64,377,012
Interest rate contracts	3,826,558

Total	$68,203,570

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(8,277,361)
Interest rate contracts	582,892

Total	$(7,694,469)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $974,075,041.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $9,186,203,936)	$10,523,743,640
Unaffiliated investments (cost $40,058,116)	40,059,900
Foreign currency, at value (cost $33,461,033)	32,484,887
Receivable for investments sold	6,500,000
Receivable for fund share sold	112,434
Prepaid expenses	7,433

Total Assets	10,602,908,294

LIABILITIES:
Payable for investments purchased	6,500,000
Deposit due to broker – Futures	1,341,204
Payable for fund share repurchased	670,639
Advisory fees payable	569,705
Accrued expenses and other liabilities	98,987
Due to broker-variation margin futures	45,140
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	106

Total Liabilities	9,226,127

NET ASSETS	$10,593,682,167

Net assets were comprised of:
Paid-in capital	$6,823,426,753
Retained earnings	3,770,255,414

Net assets, December 31, 2016	$10,593,682,167

Net asset value and redemption price per share, $10,593,682,167 / 674,727,372 outstanding shares of beneficial interest	$15.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$5,520,440

EXPENSES
Advisory fees	15,568,666
Custodian and accounting fees	451,000
Trustees’ fees	104,000
Legal fees and expenses	32,000
Audit fee	24,000
Commitment fee on syndicated credit agreement	15,000
Insurance expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	5,000
Miscellaneous	17,558

Total expenses	16,238,224
Less: advisory fee waivers and/or expense reimbursement	(91,842)

Net expenses	16,146,382

NET INVESTMENT INCOME (LOSS)	(10,625,942)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Affiliated investment transactions	416,173,055
Futures transactions	68,203,570
Foreign currency transactions	(1,378,914)

482,997,711

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $146,816,063)	146,811,720
Futures	(7,694,469)
Foreign currencies	(324,668)

138,792,583

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	621,790,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$611,164,352

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(10,625,942)	$(15,221,474)
Net realized gain (loss) on investment and foreign currency transactions	482,997,711	516,779,810
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	138,792,583	(451,825,843)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	611,164,352	49,732,493

FUND SHARE TRANSACTIONS:
Fund share sold [51,778,138 and 10,900,694 shares, respectively]	754,511,091	162,078,512
Fund share repurchased [87,973,705 and 48,839,645 shares, respectively]	(1,269,428,256)	(724,010,392)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(514,917,165)	(561,931,880)

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,247,187	(512,199,387)
NET ASSETS:
Beginning of year	10,497,434,980	11,009,634,367

End of year	$10,593,682,167	$10,497,434,980

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 77.8%		Value (Note 2)
COMMON STOCKS — 28.1%	Shares
Aerospace & Defense — 0.2%
Airbus SE (France)	1,656	$109,377
BAE Systems PLC (United Kingdom)	31,301	227,671
Boeing Co. (The)	8,154	1,269,415
Dassault Aviation SA (France)	22	24,555
General Dynamics Corp.	3,455	596,540
Lockheed Martin Corp.	2,646	661,341
Northrop Grumman Corp.	1,743	405,387
QinetiQ Group PLC (United Kingdom)	42,757	138,416
Raytheon Co.	7,218	1,024,956
Rolls-Royce Holdings PLC (United Kingdom)*	16,269	133,626
Saab AB (Sweden) (Class B Stock)	2,246	83,762
Thales SA (France)	5,343	517,636

		5,192,682

Air Freight & Logistics — 0.5%
CTT-Correios de Portugal SA (Portugal)	4,881	33,085
Deutsche Post AG (Germany)	35,869	1,176,329
Expeditors International of Washington, Inc.(a)	126,255	6,686,465
FedEx Corp.	4,563	849,630
PostNL NV (Netherlands)*	21,375	91,829
United Parcel Service, Inc. (Class B Stock)	25,248	2,894,430

		11,731,768

Airlines
Air China Ltd. (China) (Class H Stock)	44,000	27,950
Air France-KLM (France)*	15,264	83,028
ANA Holdings, Inc. (Japan)	64,000	172,161
Delta Air Lines, Inc.(a)	7,679	377,730
Japan Airlines Co. Ltd. (Japan)	3,100	90,460
Qantas Airways Ltd. (Australia)	72,345	173,305
Singapore Airlines Ltd. (Singapore)	5,500	36,640
Turk Hava Yollari AO (Turkey)*	35,155	49,870
United Continental Holdings, Inc.*	2,092	152,465

		1,163,609

Auto Components — 0.4%
Aisin Seiki Co. Ltd. (Japan)	9,900	428,367
Autoliv, Inc. (Sweden)	4,374	494,918
Brembo SpA (Italy)	435	26,316
Bridgestone Corp. (Japan)	13,400	482,143
Cie Generale des Etablissements Michelin (France)	3,425	380,720
Continental AG (Germany)	2,932	564,872
Delphi Automotive PLC	9,006	606,554
Denso Corp. (Japan)	900	38,931
Faurecia (France)	3,472	134,482
GKN PLC (United Kingdom)	36,225	147,650
Goodyear Tire & Rubber Co. (The)	10,493	323,919
Hyundai Mobis Co. Ltd. (South Korea)*	214	46,721
Koito Manufacturing Co. Ltd. (Japan)	16,400	866,084
Lear Corp.	8,021	1,061,740
Magna International, Inc. (Canada)	9,510	412,939
Motherson Sumi Systems Ltd. (India)	12,814	61,463
NGK Spark Plug Co. Ltd. (Japan)	2,900	64,278
NOK Corp. (Japan)	47,800	966,785
Sumitomo Electric Industries Ltd. (Japan)	54,400	783,322

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Sumitomo Rubber Industries Ltd. (Japan)	11,000	$174,046
Toyoda Gosei Co. Ltd. (Japan)	16,100	375,761
Toyota Boshoku Corp. (Japan)	1,500	34,386
Valeo SA (France)	20,758	1,191,675
Visteon Corp.	829	66,602
Xinyi Glass Holdings Ltd. (Hong Kong)*	46,000	37,475

		9,772,149

Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	66,500	40,663
Daimler AG (Germany)	13,043	967,997
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	44,000	42,744
Ferrari NV (Italy)	418	24,336
Fiat Chrysler Automobiles NV (United Kingdom)	12,570	114,348
Ford Motor Co.	31,910	387,068
Fuji Heavy Industries Ltd. (Japan)	3,600	146,680
Geely Automobile Holdings Ltd. (China)	115,000	109,302
General Motors Co.	7,502	261,370
Great Wall Motor Co. Ltd. (China) (Class H Stock)	50,000	46,382
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	34,000	40,976
Hero MotoCorp Ltd. (India)	1,271	56,902
Honda Motor Co. Ltd. (Japan)	8,800	256,919
Hyundai Motor Co. (South Korea)	416	50,185
Kia Motors Corp. (South Korea)*	2,998	97,305
Maruti Suzuki India Ltd. (India)	1,085	84,776
Mitsubishi Motors Corp. (Japan)	6,100	34,676
Nissan Motor Co. Ltd. (Japan)	38,100	382,187
Peugeot SA (France)*	168,173	2,739,073
Renault SA (France)	16,287	1,446,565
Tata Motors Ltd. (India)	48,228	334,212
Tata Motors Ltd. (India) (Class A Stock), DVR	8,043	35,277
Toyota Motor Corp. (Japan)	40,300	2,362,725
Volkswagen AG (Germany)	1,543	221,460

		10,284,128

Banks — 3.0%
Agricultural Bank of China Ltd. (China) (Class H Stock)	384,000	156,717
Akbank TAS (Turkey)	26,108	57,794
Aozora Bank Ltd. (Japan)	20,000	70,665
Axis Bank Ltd. (India)	12,867	84,908
Banco Bilbao Vizcaya Argentaria SA (Spain)	25,538	172,099
Banco Bradesco SA (Brazil)	4,100	36,708
Banco do Brasil SA (Brazil)	38,200	329,689
Banco Popolare SC (Italy)	749	1,803
Banco Santander SA (Spain)	252,488	1,313,515
Bank Central Asia Tbk PT (Indonesia)	218,200	250,345
Bank Hapoalim BM (Israel)	10,175	60,394
Bank Leumi Le-Israel BM (Israel)*	13,848	56,910
Bank Mandiri Persero Tbk PT (Indonesia)	142,100	121,621
Bank Negara Indonesia Persero Tbk PT (Indonesia)	154,800	63,199
Bank of America Corp.	236,926	5,236,064
Bank of China Ltd. (China) (Class H Stock)	1,654,000	729,292

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Bank of Communications Co. Ltd. (China) (Class H Stock)	173,000	$124,421
Bank of East Asia Ltd. (The) (Hong Kong)	11,600	44,284
Bank of Montreal (Canada)	15,100	1,086,067
Bank of Nova Scotia (The) (Canada)	33,583	1,869,933
Bank Pekao SA (Poland)	14,560	437,188
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	65,400	56,487
Bank Zachodni WBK SA (Poland)	431	32,528
Barclays Africa Group Ltd. (South Africa)	5,183	63,618
Barclays PLC (United Kingdom)	199,492	547,479
BB&T Corp.	10,700	503,113
BNP Paribas SA (France)	18,032	1,147,522
BOC Hong Kong Holdings Ltd. (Hong Kong)	67,500	240,405
Canadian Imperial Bank of Commerce (Canada)	22,790	1,859,660
Chiba Bank Ltd. (The) (Japan)	13,000	79,692
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	154,000	97,449
China Construction Bank Corp. (China) (Class H Stock)	1,184,000	906,743
China Everbright Bank Co. Ltd. (China) (Class H Stock)	81,000	36,749
China Merchants Bank Co. Ltd. (China) (Class H Stock)	26,500	61,802
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	116,000	123,431
Citigroup, Inc.	85,974	5,109,435
Citizens Financial Group, Inc.	30,103	1,072,570
Comerica, Inc.	1,242	84,593
Credit Agricole SA (France)	7,618	94,301
CTBC Financial Holding Co. Ltd. (Taiwan)	589,680	321,675
Danske Bank A/S (Denmark)	2,790	84,408
DBS Group Holdings Ltd. (Singapore)	24,600	293,498
DNB ASA (Norway)	12,483	185,314
Erste Group Bank AG (Austria)*	16,289	476,246
Fifth Third Bancorp	17,177	463,264
First Financial Holding Co. Ltd. (Taiwan)	170,335	90,687
First Horizon National Corp.	19,053	381,251
First Republic Bank	4,758	438,402
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	19,900	98,014
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock)	19,700	28,329
Gunma Bank Ltd. (The) (Japan)	4,900	26,777
Hana Financial Group, Inc. (South Korea)	2,505	64,654
HSBC Holdings PLC (United Kingdom)	338,298	2,729,613
ICICI Bank Ltd. (India)	37,308	139,684
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	1,416,000	844,265
Industrial Bank of Korea (South Korea)*	6,588	69,142
ING Groep NV (Netherlands)	25,741	362,402
Intesa Sanpaolo SpA (Italy)	119,330	302,281
Intesa Sanpaolo SpA (Italy)	34,882	81,701
Japan Post Bank Co. Ltd. (Japan)	6,600	79,091
JPMorgan Chase & Co.	76,775	6,624,915
KB Financial Group, Inc. (South Korea)*	1,614	57,038
KBC Group NV (Belgium)	532	32,871

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Lloyds Banking Group PLC (United Kingdom)	475,055	$364,786
M&T Bank Corp.(a)	311	48,650
Mediobanca SpA (Italy)	52,010	423,576
Mega Financial Holding Co. Ltd. (Taiwan)	131,000	93,161
Metropolitan Bank & Trust Co. (Philippines)	15,330	22,369
Mitsubishi UFJ Financial Group, Inc. (Japan)	147,300	908,446
Mizrahi Tefahot Bank Ltd. (Israel)	1,332	19,453
Mizuho Financial Group, Inc. (Japan)	1,060,100	1,902,386
National Australia Bank Ltd. (Australia)	66,796	1,475,426
Natixis SA (France)	13,173	74,182
Nedbank Group Ltd. (South Africa)	2,013	34,843
Nordea Bank AB (Sweden)	113,360	1,256,100
OTP Bank PLC (Hungary)	6,643	189,687
Oversea-Chinese Banking Corp. Ltd. (Singapore)	30,000	184,249
PNC Financial Services Group, Inc. (The)	3,452	403,746
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	16,692	112,127
Public Bank Bhd (Malaysia)	18,600	81,724
Raiffeisen Bank International AG (Austria)*	3,709	67,612
Regions Financial Corp.	26,315	377,883
Resona Holdings, Inc. (Japan)	268,200	1,374,530
Royal Bank of Canada (Canada)	27,421	1,855,842
Royal Bank of Scotland Group PLC (United Kingdom)*	37,635	103,992
Shinhan Financial Group Co. Ltd. (South Korea)*	3,954	148,280
Siam Commercial Bank PCL (The) (Thailand), NVDR	18,300	77,607
SinoPac Financial Holdings Co. Ltd. (Taiwan)	77,700	21,840
Societe Generale SA (France)	16,380	805,682
Standard Bank Group Ltd. (South Africa)	15,216	167,546
Standard Chartered PLC (United Kingdom)*	61,905	504,834
State Bank of India (India)	122,417	448,951
Sumitomo Mitsui Financial Group, Inc. (Japan)	32,600	1,241,505
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	29,600	1,059,050
SunTrust Banks, Inc.	30,971	1,698,760
TMB Bank PCL (Thailand), NVDR	522,200	30,540
Toronto-Dominion Bank (The) (Canada)	45,139	2,226,272
Turkiye Garanti Bankasi A/S (Turkey)	102,307	220,638
Turkiye Halk Bankasi A/S (Turkey)	93,475	247,002
Turkiye Is Bankasi (Turkey) (Class C Stock)	200,624	294,226
Turkiye Vakiflar Bankasi TAO (Turkey) (Class D Stock)	28,982	35,671
UniCredit SpA (Italy)	104,460	299,982
United Overseas Bank Ltd. (Singapore)	12,400	174,206
US Bancorp	30,174	1,550,038
Wells Fargo & Co.	102,153	5,629,652
Woori Bank (South Korea)*	12,869	135,624
Yapi ve Kredi Bankasi A/S (Turkey)*	52,999	51,423
Yes Bank Ltd. (India)	5,807	98,506

		67,239,320

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 0.4%
Asahi Group Holdings Ltd. (Japan)	3,300	$103,901
Coca-Cola Amatil Ltd. (Australia)	12,669	92,395
Coca-Cola Co. (The)	8,109	336,199
Coca-Cola European Partners PLC (United Kingdom)	869	27,427
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	4,600	29,158
Coca-Cola West Co. Ltd. (Japan)	1,100	32,383
Constellation Brands, Inc. (Class A Stock)	593	90,913
Diageo PLC (United Kingdom)	101,107	2,623,728
Dr. Pepper Snapple Group, Inc.	16,330	1,480,641
Fomento Economico Mexicano SAB de CV (Mexico), UTS	15,200	115,699
Heineken Holding NV (Netherlands)	2,053	142,767
Kirin Holdings Co. Ltd. (Japan)	4,700	76,287
Molson Coors Brewing Co. (Class B Stock)	5,233	509,223
PepsiCo, Inc.	31,148	3,259,015
Sapporo Holdings Ltd. (Japan)	900	23,123

		8,942,859

Biotechnology — 0.5%
AbbVie, Inc.	34,109	2,135,906
Actelion Ltd. (Switzerland)*	3,403	735,417
Amgen, Inc.	23,230	3,396,458
Biogen, Inc.*	3,652	1,035,634
Celgene Corp.*	15,092	1,746,900
CSL Ltd. (Australia)	5,195	375,702
Gilead Sciences, Inc.	22,988	1,646,171
Grifols SA (Spain)	1,065	21,142
Incyte Corp.*	2,707	271,431
Shire PLC	19,261	1,099,795

		12,464,556

Building Products — 0.1%
A.O. Smith Corp.	14,637	693,062
Allegion PLC	1,101	70,463
Asahi Glass Co. Ltd. (Japan)	24,000	162,832
Cie de Saint-Gobain (France)	7,220	335,856
Fortune Brands Home & Security, Inc.	8,926	477,184
Geberit AG (Switzerland)	1,481	592,928
Johnson Controls International PLC	4,997	205,826
Masco Corp.	18,091	572,037
Owens Corning	336	17,324

		3,127,512

Capital Markets — 0.6%
3i Group PLC (United Kingdom)	11,095	95,977
Affiliated Managers Group, Inc.*	442	64,223
Ameriprise Financial, Inc.	3,894	432,000
Ashmore Group PLC (United Kingdom)	12,700	44,142
Bank of New York Mellon Corp. (The)	15,929	754,716
BM&FBovespa SA (Brazil)	22,200	112,545
CETIP SA – Mercados Organizados (Brazil)	4,800	65,776
Charles Schwab Corp. (The)	41,290	1,629,717
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)	254,000	91,461
China Everbright Ltd. (China)	14,000	26,516
China Galaxy Securities Co. Ltd. (China) (Class H Stock)	91,000	81,575

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
CITIC Securities Co. Ltd. (China) (Class H Stock)	27,000	$54,559
CME Group, Inc.	11,840	1,365,744
Credit Suisse Group AG (Switzerland)*	23,699	338,683
Daiwa Securities Group, Inc. (Japan)	5,000	30,789
E*TRADE Financial Corp.*	16,746	580,249
GF Securities Co. Ltd. (China) (Class H Stock)	10,600	21,996
Goldman Sachs Group, Inc. (The)	2,587	619,457
Haitong Securities Co. Ltd. (China) (Class H Stock)	25,200	42,933
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	16,800	395,109
Huatai Securities Co. Ltd. (China) (Class H Stock), 144A	16,800	31,853
IG Group Holdings PLC (United Kingdom)	15,148	92,062
Invesco Ltd.	2,495	75,698
Investec Ltd. (South Africa)	11,346	74,436
Jupiter Fund Management PLC (United Kingdom)	12,893	70,213
Legg Mason, Inc.	9,617	287,644
Macquarie Group Ltd. (Australia)	1,311	82,124
Man Group PLC (United Kingdom)	38,929	56,642
Matsui Securities Co. Ltd. (Japan)	2,800	24,080
Mirae Asset Daewoo Co. Ltd. (South Korea)*	9,132	54,635
Morgan Stanley	24,639	1,040,999
MSCI, Inc. (Class A Stock)	9,237	727,691
NH Investment & Securities Co. Ltd. (South Korea)*	5,622	44,794
S&P Global, Inc.	4,602	494,899
Singapore Exchange Ltd. (Singapore)	7,700	37,970
State Street Corp.	19,670	1,528,752
TD Ameritrade Holding Corp.	11,090	483,524
Thomson Reuters Corp.	11,669	510,684
UBS Group AG (Switzerland)	81,507	1,274,399
Uranium Participation Corp. (Canada)*	8,500	24,057
Yuanta Financial Holding Co. Ltd. (Taiwan)	403,000	149,453

		14,014,776

Chemicals — 0.7%
Advanced Emissions Solutions, Inc.*(a)	2,840	26,242
AdvanSix, Inc.*	4,841	107,180
Agrium, Inc. (Canada)	115	11,560
Air Products & Chemicals, Inc.	5,983	860,475
Akzo Nobel NV (Netherlands)	13,701	856,135
Arkema SA (France)	861	84,164
BASF SE (Germany)	10,168	942,337
Cabot Corp.	5,255	265,588
Celanese Corp. (Class A Stock)	8,450	665,353
Covestro AG (Germany), 144A	20,855	1,427,481
Croda International PLC (United Kingdom)	5,985	235,389
Denka Co. Ltd. (Japan)	8,000	35,221
DIC Corp. (Japan)	2,100	63,641
Dow Chemical Co. (The)	2,633	150,660
Eastman Chemical Co.	13,592	1,022,254
EMS-Chemie Holding AG (Switzerland)	145	73,635
Evonik Industries AG (Germany)	49,654	1,480,132
Formosa Chemicals & Fibre Corp. (Taiwan)	52,000	154,863

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Formosa Plastics Corp. (Taiwan)	28,000	$77,184
Frutarom Industries Ltd. (Israel)	366	18,681
Hanwha Chemical Corp. (South Korea)*	1,660	33,839
Hitachi Chemical Co. Ltd. (Japan)	3,000	74,839
Hyosung Corp. (South Korea)*	328	39,429
Indorama Ventures PCL (Thailand), NVDR	118,400	110,284
Johnson Matthey PLC (United Kingdom)	3,572	139,763
Koninklijke DSM NV (Netherlands)	943	56,512
LANXESS AG (Germany)	4,803	314,518
LG Chem Ltd. (South Korea)*	631	136,073
Linde AG (Germany)	2,131	349,565
Lotte Chemical Corp. (South Korea)*	367	111,840
LyondellBasell Industries NV (Class A Stock)	7,261	622,849
Mexichem SAB de CV (Mexico)	15,887	36,043
Mitsubishi Chemical Holdings Corp. (Japan)	258,200	1,669,434
Mitsubishi Gas Chemical Co., Inc. (Japan)	5,800	98,829
Mitsui Chemicals, Inc. (Japan)	71,000	318,118
Monsanto Co.	3,609	379,703
Nan Ya Plastics Corp. (Taiwan)	27,000	59,473
Nippon Shokubai Co. Ltd. (Japan)	500	31,139
Praxair, Inc.	5,605	656,850
PTT Global Chemical PCL (Thailand), NVDR	81,100	142,204
Sasol Ltd. (South Africa)	4,530	130,008
Shin-Etsu Chemical Co. Ltd. (Japan)	5,200	402,423
Showa Denko KK (Japan)	4,700	67,136
Sika AG (Switzerland)	55	263,882
Sumitomo Chemical Co. Ltd. (Japan)	249,000	1,180,341
Syngenta AG (Switzerland)	1,012	399,844
Taiyo Nippon Sanso Corp. (Japan)	4,000	46,208
Teijin Ltd. (Japan)	5,700	115,172
Toray Industries, Inc. (Japan)	1,000	8,076
Tosoh Corp. (Japan)	5,000	35,270
Ube Industries Ltd. (Japan)	23,000	48,061
UPL Ltd. (India)	5,144	48,904
Wacker Chemie AG (Germany)	485	50,338
Zeon Corp. (Japan)	4,000	39,395

		16,774,537

Commercial Services & Supplies — 0.2%
Babcock International Group PLC (United Kingdom)	4,952	58,084
Berendsen PLC (United Kingdom)	2,005	21,497
Brambles Ltd. (Australia)	210,074	1,874,722
China Everbright International Ltd. (China)	29,000	32,710
Dai Nippon Printing Co. Ltd. (Japan)	4,000	39,467
Downer EDI Ltd. (Australia)	8,108	35,503
G4S PLC (United Kingdom)	15,117	43,694
Intrum Justitia AB (Sweden)	1,175	39,614
IWG PLC (Switzerland)	72,124	218,163
Park24 Co. Ltd. (Japan)	2,000	54,159
Rentokil Initial PLC (United Kingdom)	21,231	58,084
Republic Services, Inc.	20,700	1,180,935
Toppan Printing Co. Ltd. (Japan)	26,000	247,915

		3,904,547

Communications Equipment — 0.1%
Cisco Systems, Inc.	53,564	1,618,704

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
CommScope Holding Co., Inc.*	5,861	$218,029
Nokia OYJ (Finland)	20,959	100,523
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	158,128	926,784
ZTE Corp. (China) (Class H Stock)	49,600	85,848

		2,949,888

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	18,635	588,078
Bouygues SA (France)	20,887	747,743
CH Karnchang PCL (Thailand), NVDR	39,100	33,756
China Communications Construction Co. Ltd. (China) (Class H Stock)	93,000	106,292
China Railway Construction Corp. Ltd.
(China) (Class H Stock)	24,500	31,395
China Railway Group Ltd. (China) (Class H Stock)	68,000	55,567
Chiyoda Corp. (Japan)	4,000	27,610
CIMIC Group Ltd. (Australia)	8,757	220,337
COMSYS Holdings Corp. (Japan)	2,500	45,707
HOCHTIEF AG (Germany)	6,153	859,042
Hyundai Development Co.-Engineering & Construction (South Korea)*	1,824	67,764
Hyundai Engineering & Construction Co. Ltd. (South Korea)*	1,501	53,098
Italian-Thai Development PCL (Thailand), NVDR*	341,200	46,776
Kandenko Co. Ltd. (Japan)	3,000	27,023
Kinden Corp. (Japan)	2,500	31,120
Larsen & Toubro Ltd. (India)	3,893	77,123
Obayashi Corp. (Japan)	8,100	77,334
Penta-Ocean Construction Co. Ltd. (Japan)	8,100	39,078
Skanska AB (Sweden) (Class B Stock)	32,524	765,758
Vinci SA (France)	2,151	146,322

		4,046,923

Construction Materials
ACC Ltd. (India)	1,102	21,579
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	19,500	52,771
Buzzi Unicem SpA (Italy)	1,237	29,270
Cemex SAB de CV (Mexico), UTS*	455,100	363,998
CSR Ltd. (Australia)	2,829	9,405
Fletcher Building Ltd. (New Zealand)	7,745	56,908
LafargeHolcim Ltd. (Switzerland)*	4,347	228,183
Semen Indonesia Persero Tbk PT (Indonesia)	34,600	23,478
Summit Materials, Inc. (Class A Stock)*	2,544	60,522
UltraTech Cement Ltd. (India)	1,141	54,506

		900,620

Consumer Finance — 0.3%
Ally Financial, Inc.	43,765	832,410
American Express Co.	32,191	2,384,710
Capital One Financial Corp.	9,938	866,991
Discover Financial Services	15,894	1,145,798
Navient Corp.	49,222	808,717

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
Synchrony Financial	20,910	$758,406

		6,797,032

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	15,168	163,251
Ball Corp.	1,754	131,673
DS Smith PLC (United Kingdom)	22,818	114,583
FP Corp. (Japan)	500	22,887
Orora Ltd. (Australia)	13,659	29,374
Owens-Illinois, Inc.*	6,346	110,484
Rengo Co. Ltd. (Japan)	10,000	54,305
Smurfit Kappa Group PLC (Ireland)	4,600	105,351
WestRock Co.	10,276	521,713

		1,253,621

Distributors
Genuine Parts Co.	2,554	244,009
Imperial Holdings Ltd. (South Africa)	2,273	30,071
Inchcape PLC (United Kingdom)	26,587	229,765
Jardine Cycle & Carriage Ltd. (Singapore)	1,000	28,400

		532,245

Diversified Consumer Services
Kroton Educacional SA (Brazil)	4,900	20,069

Diversified Financial Services — 0.3%
Ayala Corp. (Philippines)	2,120	31,125
Banca Mediolanum SpA (Italy)	6,060	43,469
Berkshire Hathaway, Inc. (Class B Stock)*	23,769	3,873,872
Chailease Holding Co. Ltd. (Taiwan)	24,000	40,969
Challenger Ltd. (Australia)	18,326	148,073
Eurazeo SA (France)	710	41,508
FirstRand Ltd. (South Africa)	50,668	195,518
Fubon Financial Holding Co. Ltd. (Taiwan)	324,000	510,737
Haci Omer Sabanci Holding A/S (Turkey)	14,363	37,182
ORIX Corp. (Japan)	47,300	736,189
Power Finance Corp. Ltd. (India)	39,124	70,040
Reliance Capital Ltd. (India)	6,375	40,257
Remgro Ltd. (South Africa)	6,990	113,420
RMB Holdings Ltd. (South Africa)	11,625	56,187
Rural Electrification Corp. Ltd. (India)	20,604	37,780

		5,976,326

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	79,656	3,387,770
BCE, Inc. (Canada)	1,542	66,646
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	19,851	37,654
BT Group PLC (United Kingdom)	16,994	76,717
CenturyLink, Inc.	8,179	194,497
China Telecom Corp. Ltd. (China) (Class H Stock)	118,000	54,128
China Unicom Hong Kong Ltd. (China)	40,000	46,294
Deutsche Telekom AG (Germany)	9,595	164,624
Elisa OYJ (Finland)	4,160	135,040
Frontier Communications Corp.(a)	42,404	143,326
HKT Trust & HKT Ltd. (Hong Kong)	44,000	53,893
KT Corp. (South Korea)*	27	657
Level 3 Communications, Inc.*	2,520	142,027

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Nippon Telegraph & Telephone Corp. (Japan)	31,100	$1,309,160
Orange SA (France)	40,745	617,858
Proximus SADP (Belgium)	4,616	132,696
SBA Communications Corp. (Class A Stock)*	5,943	613,674
Singapore Telecommunications Ltd. (Singapore)	76,200	191,143
Spark New Zealand Ltd. (New Zealand)	41,043	97,117
TDC A/S (Denmark)*	47,921	245,661
Telefonica SA (Spain)	88,610	818,082
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	889,500	261,684
Telenor ASA (Norway)	9,382	140,042
True Corp. PCL (Thailand), NVDR	447,800	89,150
Verizon Communications, Inc.	84,635	4,517,816
Zayo Group Holdings, Inc.*	1,506	49,487

		13,586,843

Electric Utilities — 0.5%
Acciona SA (Spain)	2,145	157,557
American Electric Power Co., Inc.	33,025	2,079,254
AusNet Services (Australia)	18,554	21,122
CEZ A/S (Czech Republic)	4,332	72,508
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	7,000	55,597
Chubu Electric Power Co., Inc. (Japan)	37,400	520,436
Chugoku Electric Power Co., Inc. (The) (Japan)	2,700	31,602
CLP Holdings Ltd. (Hong Kong)	68,500	628,205
Contact Energy Ltd. (New Zealand)	6,848	22,144
DONG Energy A/S (Denmark), 144A*	6,495	245,684
Duke Energy Corp.	3,694	286,728
Edison International	2,368	170,472
EDP – Energias de Portugal SA (Portugal)	42,302	128,748
Electricite de France SA (France)	35,445	360,649
Endesa SA (Spain)	37,130	785,230
Enel SpA (Italy)	447,076	1,965,218
Entergy Corp.	8,452	620,968
Exelon Corp.	8,106	287,682
FirstEnergy Corp.	19,812	613,578
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong), 144A	34,500	28,442
Hokuriku Electric Power Co. (Japan)	1,700	19,015
Iberdrola SA (Spain)	51,648	338,186
Kansai Electric Power Co., Inc. (The) (Japan)*	6,800	74,131
Kyushu Electric Power Co., Inc. (Japan)	4,100	44,417
Mercury NZ Ltd. (New Zealand)	6,686	13,735
PGE Polska Grupa Energetyczna SA (Poland)	10,267	25,608
Power Assets Holdings Ltd. (Hong Kong)	13,500	118,760
Southern Co. (The)	1,698	83,525
Tauron Polska Energia SA (Poland)*	35,106	23,899
Tohoku Electric Power Co., Inc. (Japan)	8,200	103,369
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	19,800	79,689
Westar Energy, Inc.	1,169	65,873

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Xcel Energy, Inc.	21,275	$865,893

		10,937,924

Electrical Equipment — 0.1%
ABB Ltd. (Switzerland)*	27,015	568,442
Doosan Heavy Industries & Construction Co. Ltd. (South Korea)*	1,501	33,722
Fujikura Ltd. (Japan)	7,000	37,907
Hubbell, Inc.	1,009	117,750
Mabuchi Motor Co. Ltd. (Japan)	5,300	275,410
Mitsubishi Electric Corp. (Japan)	4,800	66,764
Nexans SA (France)*	1,156	59,787
Nissin Electric Co. Ltd. (Japan)	1,700	18,717
OSRAM Licht AG (Germany)	359	18,799
Philips Lighting NV (Netherlands), 144A*	2,969	73,087
Prysmian SpA (Italy)	1,929	49,441
Regal Beloit Corp.	462	31,994
Schneider Electric SE (France)	1,296	90,031
Vestas Wind Systems A/S (Denmark)	2,301	149,023

		1,590,874

Electronic Equipment, Instruments & Components — 0.3%
Alps Electric Co. Ltd. (Japan)	7,900	189,821
Amphenol Corp. (Class A Stock)	20,295	1,363,824
AU Optronics Corp. (Taiwan)	153,000	55,560
Flex Ltd.*	23,614	339,333
Halma PLC (United Kingdom)	1,958	21,662
Hitachi Ltd. (Japan)	232,000	1,250,977
Hon Hai Precision Industry Co. Ltd. (Taiwan)	391,600	1,018,586
Ibiden Co. Ltd. (Japan)	2,300	30,846
Murata Manufacturing Co. Ltd. (Japan)	2,800	373,903
Nippon Electric Glass Co. Ltd. (Japan)	13,000	70,141
Spectris PLC (United Kingdom)	2,625	74,799
Taiyo Yuden Co. Ltd. (Japan)	3,400	40,674
TDK Corp. (Japan)	8,900	610,257
TE Connectivity Ltd.	10,079	698,273
Venture Corp. Ltd. (Singapore)	8,700	59,257
WPG Holdings Ltd. (Taiwan)	31,000	36,431
Zhen Ding Technology Holding Ltd. (Taiwan)	24,000	47,168

		6,281,512

Energy Equipment & Services — 0.2%
Baker Hughes, Inc.	8,187	531,909
Dril-Quip, Inc.*	712	42,756
FMC Technologies, Inc.*	1,844	65,517
Halliburton Co.	12,767	690,567
Helmerich & Payne, Inc.(a)	3,002	232,355
Nabors Industries Ltd.	7,457	122,295
Petrofac Ltd. (United Kingdom)	18,362	196,504
Saipem SpA (Italy)*	117,396	65,661
Schlumberger Ltd.	8,861	743,881
Subsea 7 SA (United Kingdom)*	69,380	876,220
Technip SA (France)	16,614	1,183,448
Vallourec SA (France)*	16,568	113,840
WorleyParsons Ltd. (Australia)*	5,784	40,263

		4,905,216

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) — 0.6%
Advance Residence Investment Corp. (Japan)	13	$34,391
American Tower Corp.	3,361	355,191
Ascendas Real Estate Investment Trust (Singapore)	22,800	35,647
AvalonBay Communities, Inc.	924	163,687
Boston Properties, Inc.	3,833	482,115
British Land Co. PLC (The) (United Kingdom)	9,359	72,631
Brixmor Property Group, Inc.	23,957	585,030
Camden Property Trust	1,595	134,092
CapitaLand Commercial Trust (Singapore)	104,300	106,258
CapitaLand Mall Trust (Singapore)	23,800	30,870
Crown Castle International Corp.	1,720	149,244
Duke Realty Corp.	19,466	517,017
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	32,286	27,344
Equity Residential	8,432	542,684
Fibra Uno Administracion SA de CV (Mexico)	16,900	25,827
General Growth Properties, Inc.	17,274	431,505
GPT Group (The) (Australia)	12,416	45,015
Growthpoint Properties Ltd. (South Africa)	22,680	42,702
H&R Real Estate Investment Trust (Canada), UTS	8,728	145,418
Hammerson PLC (United Kingdom)	7,579	53,414
Host Hotels & Resorts, Inc.(a)	23,212	437,314
Intu Properties PLC (United Kingdom)	14,475	50,138
Kimco Realty Corp.	1,698	42,722
Land Securities Group PLC (United Kingdom)	7,552	99,212
Liberty Property Trust	1,401	55,340
Link REIT (Hong Kong)	32,500	210,700
Macerich Co. (The)	3,487	247,019
Mid-America Apartment Communities, Inc.	3,092	302,769
Mirvac Group (Australia)	17,670	27,136
Nippon Building Fund, Inc. (Japan)	16	88,699
Nippon Prologis REIT, Inc. (Japan)	15	30,673
Omega Healthcare Investors, Inc.	14,188	443,517
Prologis, Inc.	5,747	303,384
Public Storage	4,878	1,090,233
Redefine Properties Ltd. (South Africa)	41,093	33,461
Scentre Group (Australia)	29,918	100,150
Segro PLC (United Kingdom)	7,930	44,852
Simon Property Group, Inc.	18,508	3,288,316
Stockland (Australia)	82,812	273,585
Suntec Real Estate Investment Trust (Singapore)	94,300	107,310
Ventas, Inc.	17,117	1,070,155
Vornado Realty Trust	2,759	287,957
Weingarten Realty Investors	29,284	1,048,074
Welltower, Inc.	8,243	551,704

		14,214,502

Food & Staples Retailing — 0.6%
Axfood AB (Sweden)	1,421	22,315
Carrefour SA (France)	4,369	105,188
Casino Guichard Perrachon SA (France)	2,412	115,570
Costco Wholesale Corp.	2,184	349,680

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
CVS Health Corp.	26,031	$2,054,106
ICA Gruppen AB (Sweden)	26,563	808,521
Jean Coutu Group PJC, Inc. (The) (Canada) (Class A Stock)	779	12,138
Koninklijke Ahold Delhaize NV (Netherlands)	54,437	1,146,610
Kroger Co. (The)	21,033	725,849
Loblaw Cos. Ltd. (Canada)	3,145	165,934
Magnit PJSC (Russia), GDR RegS	2,493	109,949
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	1,600	78,714
METRO AG (Germany)	10,089	335,331
Metro, Inc. (Canada)	3,030	90,630
SPAR Group Ltd. (The) (South Africa)	2,467	35,751
Sundrug Co. Ltd. (Japan)	1,800	124,454
Sysco Corp.	4,559	252,432
Tesco PLC (United Kingdom)*	58,267	148,570
Tsuruha Holdings, Inc. (Japan)	600	56,786
US Foods Holding Corp.*	4,069	111,816
Walgreens Boots Alliance, Inc.	18,353	1,518,894
Wal-Mart de Mexico SAB de CV (Mexico)	14,600	26,130
Wal-Mart Stores, Inc.	45,264	3,128,648
Wesfarmers Ltd. (Australia)	2,403	72,936
WM Morrison Supermarkets PLC (United Kingdom)	446,939	1,269,441
Woolworths Ltd. (Australia)	11,123	193,069

		13,059,462

Food Products — 0.7%
Ajinomoto Co., Inc. (Japan)	7,300	146,895
Archer-Daniels-Midland Co.	15,246	695,980
Barry Callebaut AG (Switzerland)*	198	241,900
Bunge Ltd.	2,523	182,261
Campbell Soup Co.	7,467	451,529
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	10	51,744
Conagra Brands, Inc.	27,056	1,070,065
Ebro Foods SA (Spain)	4,946	103,511
General Mills, Inc.	13,257	818,885
Gruma SAB de CV (Mexico) (Class B Stock)	5,160	65,565
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)	14,200	32,113
Grupo Lala SAB de CV (Mexico)	10,500	15,272
Hershey Co. (The)	2,769	286,397
Hormel Foods Corp.	18,979	660,659
Ingredion, Inc.	7,794	973,938
J.M. Smucker Co. (The)	1,769	226,538
Kellogg Co.	3,491	257,322
Kraft Heinz Co. (The)	4,948	432,059
Marine Harvest ASA (Norway)*	4,131	74,691
McCormick & Co., Inc.(a)	10,295	960,832
MEIJI Holdings Co. Ltd. (Japan)	5,700	445,901
Mondelez International, Inc. (Class A Stock)	9,313	412,845
Morinaga & Co. Ltd. (Japan)	1,200	49,919
Morinaga Milk Industry Co. Ltd. (Japan)	5,000	35,946
Nestle SA (Switzerland)	39,149	2,804,540
NH Foods Ltd. (Japan)	5,000	134,883
Nichirei Corp. (Japan)	1,500	31,014
Nisshin Seifun Group, Inc. (Japan)	1,900	28,469
Orkla ASA (Norway)	157,368	1,423,981

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Saputo, Inc. (Canada)	6,500	$230,004
Suedzucker AG (Germany)	2,929	69,818
Tate & Lyle PLC (United Kingdom)	10,470	91,117
Toyo Suisan Kaisha Ltd. (Japan)	800	28,943
Tyson Foods, Inc. (Class A Stock)	16,280	1,004,150
Universal Robina Corp. (Philippines)	6,730	22,106
Viscofan SA (Spain)	483	23,784
WH Group Ltd. (Hong Kong), 144A	56,500	45,544
Wilmar International Ltd. (Singapore)	377,500	932,598
Yamazaki Baking Co. Ltd. (Japan)	16,800	323,894

		15,887,612

Gas Utilities
Gas Natural SDG SA (Spain)	3,352	63,062
Hong Kong & China Gas Co. Ltd. (Hong Kong)	73,700	130,168
Osaka Gas Co. Ltd. (Japan)	33,000	126,623
Rubis SCA (France)	280	23,061
Toho Gas Co. Ltd. (Japan)	3,000	24,366
Tokyo Gas Co. Ltd. (Japan)	102,000	460,443

		827,723

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories	9,690	372,193
Align Technology, Inc.*	2,043	196,394
Asahi Intecc Co. Ltd. (Japan)	500	20,210
Baxter International, Inc.	33,525	1,486,499
Becton, Dickinson and Co.	1,573	260,410
C.R. Bard, Inc.	7,464	1,676,862
Cochlear Ltd. (Australia)	4,227	373,078
Danaher Corp.	6,445	501,679
GN Store Nord A/S (Denmark)	24,371	504,000
Hill-Rom Holdings, Inc.	2,286	128,336
Hologic, Inc.*	8,858	355,383
Hoya Corp. (Japan)	26,100	1,094,358
IDEXX Laboratories, Inc.*	2,647	310,414
Medtronic PLC	4,641	330,578
Nipro Corp. (Japan)	2,900	31,644
St. Jude Medical, Inc.	2,349	188,366
Straumann Holding AG (Switzerland)	1,045	407,196

		8,237,600

Health Care Providers & Services — 0.8%
Aetna, Inc.	3,350	415,434
AmerisourceBergen Corp.(a)	21,443	1,676,628
Anthem, Inc.	6,121	880,016
Cardinal Health, Inc.	19,294	1,388,589
Centene Corp.*	1,632	92,224
Cigna Corp.	4,172	556,503
DaVita, Inc.*	5,194	333,455
Express Scripts Holding Co.*	36,465	2,508,427
Fresenius SE & Co. KGaA (Germany)	2,780	216,871
HCA Holdings, Inc.*	218	16,136
Henry Schein, Inc.*	279	42,327
Humana, Inc.	4,541	926,500
Laboratory Corp. of America Holdings*	5,161	662,569
McKesson Corp.	3,248	456,182
Mediclinic International PLC (South Africa)	4,299	40,836
Miraca Holdings, Inc. (Japan)	700	31,308

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Netcare Ltd. (South Africa)	11,742	$27,289
Quest Diagnostics, Inc.	12,564	1,154,632
Rhoen-Klinikum AG (Germany)	1,231	33,229
Ryman Healthcare Ltd. (New Zealand)	3,589	20,208
Sinopharm Group Co. Ltd. (China) (Class H Stock)	8,000	32,787
UnitedHealth Group, Inc.	32,786	5,247,072
Universal Health Services, Inc. (Class B Stock)	5,705	606,898
VCA, Inc.*	3,563	244,600

		17,610,720

Hotels, Restaurants & Leisure — 0.5%
Amaya Gaming Group Inc. (Canada)*	18,376	260,178
Amaya, Inc. (Canada)*(a)	30,785	435,871
Aristocrat Leisure Ltd. (Australia)	10,892	121,518
Autogrill SpA (Italy)	5,150	46,471
Carnival Corp.	4,303	224,014
Carnival PLC	6,836	346,378
Choice Hotels International, Inc.	9,459	530,177
Compass Group PLC (United Kingdom)	6,077	112,313
Darden Restaurants, Inc.(a)	3,140	228,341
Domino’s Pizza Group PLC (United Kingdom)	13,448	59,679
Domino’s Pizza, Inc.	3,569	568,327
Extended Stay America, Inc., UTS	16,518	266,766
Galaxy Entertainment Group Ltd. (Hong Kong) (Class L Stock)	23,000	99,616
Hyatt Hotels Corp. (Class A Stock)*	1,629	90,019
InterContinental Hotels Group PLC (United Kingdom)	621	27,768
Kindred Group PLC (Malta), SDR	3,055	28,616
Ladbrokes Coral Group PLC (United Kingdom)	23,858	34,089
Las Vegas Sands Corp.	6,161	329,059
Marriott International, Inc. (Class A Stock)	4,171	344,858
McDonald’s Corp.	16,847	2,050,617
Melco Crown Entertainment Ltd. (Hong Kong), ADR(a)	20,046	318,732
MGM China Holdings Ltd. (Macau)	9,200	19,004
MGM Resorts International*	4,630	133,483
Oriental Land Co. Ltd. (Japan)	3,900	220,122
Sands China Ltd. (Hong Kong)	22,800	98,363
Sodexo SA (France)	1,112	127,673
Starbucks Corp.	20,228	1,123,059
Tabcorp Holdings Ltd. (Australia)	10,058	34,846
Vail Resorts, Inc.	1,189	191,798
Wyndham Worldwide Corp.	2,531	193,292
Wynn Resorts Ltd.(a)	1,477	127,775
Yum China Holdings, Inc.*	594	15,515
Yum! Brands, Inc.	31,868	2,018,201
Zensho Holdings Co. Ltd. (Japan)	1,700	27,963

		10,854,501

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	65,178	370,547
Bellway PLC (United Kingdom)	1,544	47,066

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
Berkeley Group Holdings PLC (United Kingdom)	11,767	$406,774
D.R. Horton, Inc.	11,853	323,942
Electrolux AB (Sweden) (Class B Stock)	26,859	665,057
Fujitsu General Ltd. (Japan)	1,000	21,121
Harman International Industries, Inc.	580	64,473
Husqvarna AB (Sweden) (Class B Stock)	2,242	17,396
Iida Group Holdings Co. Ltd. (Japan)	7,200	136,492
JM AB (Sweden)	1,138	32,806
LG Electronics, Inc. (South Korea)*	3,636	155,230
Nikon Corp. (Japan)	5,600	86,971
Panasonic Corp. (Japan)	23,000	233,270
Persimmon PLC (United Kingdom)	21,447	467,926
SEB SA (France)	438	59,351
Sekisui Chemical Co. Ltd. (Japan)	1,700	27,062
Sekisui House Ltd. (Japan)	10,200	169,466
Sharp Corp. (Japan)*	16,000	37,020
Sony Corp. (Japan)	18,000	502,955
Steinhoff International Holdings NV (South Africa)	8,692	45,054
Sumitomo Forestry Co. Ltd. (Japan)	2,800	36,980
Taylor Wimpey PLC (United Kingdom)	180,486	340,414

		4,247,373

Household Products — 0.3%
Clorox Co. (The)	4,519	542,370
Colgate-Palmolive Co.	5,220	341,597
Henkel AG & Co. KGaA (Germany)	1,179	122,703
Hindustan Unilever Ltd. (India)	3,024	36,761
Kimberly-Clark Corp.	13,797	1,574,513
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	13,700	24,671
Lion Corp. (Japan)	13,000	213,088
Procter & Gamble Co. (The)	18,679	1,570,530
Reckitt Benckiser Group PLC (United Kingdom)	16,130	1,366,348
Unilever Indonesia Tbk PT (Indonesia)	9,800	28,181

		5,820,762

Independent Power & Renewable Electricity Producers
AES Corp.	23,480	272,838
China Power International Development Ltd. (China)	112,000	40,441
China Resources Power Holdings Co. Ltd. (China)	34,000	53,777
Electric Power Development Co. Ltd. (Japan)	1,400	32,132
Engie Brasil Energia SA (Brazil)	2,500	26,884
Huadian Power International Corp. Ltd. (China) (Class H Stock)	60,000	27,077
Huaneng Power International, Inc. (China) (Class H Stock)	228,000	150,498
Meridian Energy Ltd. (New Zealand)	12,265	22,125
Uniper SE (Germany)*	4,365	60,082

		685,854

Industrial Conglomerates — 0.4%
3M Co.	10,663	1,904,092
Alfa SAB de CV (Mexico) (Class A Stock)	67,400	83,430

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Bidvest Group Ltd. (The) (South Africa)	4,914	$64,704
Carlisle Cos., Inc.	2,732	301,312
CJ Corp. (South Korea)*	165	25,515
CK Hutchison Holdings Ltd. (Hong Kong)	120,000	1,354,615
DCC PLC (United Kingdom)	6,422	477,357
Fosun International Ltd. (China)	18,500	26,079
General Electric Co.	66,607	2,104,781
Honeywell International, Inc.	734	85,034
JG Summit Holdings, Inc. (Philippines)	16,720	22,722
KOC Holding A/S (Turkey)	5,650	22,081
Koninklijke Philips NV (Netherlands)	11,947	365,244
LG Corp. (South Korea)*	543	26,959
Rheinmetall AG (Germany)	4,428	297,167
Roper Technologies, Inc.	4,346	795,666
Siemens AG (Germany)	7,279	891,243
Smiths Group PLC (United Kingdom)	3,535	61,535

		8,909,536

Insurance — 1.3%
Aflac, Inc.	5,275	367,140
Ageas (Belgium)	4,930	194,868
AIA Group Ltd. (Hong Kong)	132,400	741,684
Allianz SE (Germany)	8,658	1,428,903
Allstate Corp. (The)	12,743	944,511
American International Group, Inc.	9,245	603,791
Aon PLC	3,795	423,256
Arch Capital Group Ltd.*	7,249	625,516
Aspen Insurance Holdings Ltd. (Bermuda)	3,431	188,705
Assicurazioni Generali SpA (Italy)	67,200	996,066
Aviva PLC (United Kingdom)	30,021	178,825
AXA SA (France)	78,608	1,981,621
Axis Capital Holdings Ltd.	3,644	237,844
BB Seguridade Participacoes SA (Brazil)	12,200	106,080
Beazley PLC (United Kingdom)	8,382	40,064
Cathay Financial Holding Co. Ltd. (Taiwan)	212,000	315,163
China Life Insurance Co. Ltd. (Taiwan)	205,920	203,602
China Life Insurance Co. Ltd. (China) (Class H Stock)	169,000	436,856
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	41,000	141,934
China Taiping Insurance Holdings Co. Ltd. (China)*	18,200	37,312
Chubb Ltd.	512	67,645
Cincinnati Financial Corp.	6,220	471,165
CNP Assurances (France)	2,250	41,646
Dai-ichi Life Holdings, Inc. (Japan)	16,600	276,000
Direct Line Insurance Group PLC (United Kingdom)	87,550	398,456
Euler Hermes Group (France)	287	25,206
First American Financial Corp.	8,986	329,157
FNF Group(a)	9,266	314,673
Gjensidige Forsikring ASA (Norway)	3,211	50,906
Hannover Rueck SE (Germany)	1,559	168,415
Hartford Financial Services Group, Inc. (The)	21,317	1,015,756
Hiscox Ltd. (United Kingdom)	1,698	21,277
Legal & General Group PLC (United Kingdom)	99,897	304,325
Liberty Holdings Ltd. (South Africa)	3,862	30,997

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Lincoln National Corp.	11,566	$766,479
Loews Corp.	11,469	537,093
Markel Corp.*	461	416,975
Marsh & McLennan Cos., Inc.	18,516	1,251,496
MetLife, Inc.	2,982	160,700
MMI Holdings Ltd. (South Africa)	19,350	33,045
MS&AD Insurance Group Holdings, Inc. (Japan)	10,700	331,353
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	4,962	937,215
New China Life Insurance Co. Ltd. (China) (Class H Stock)	6,600	30,054
NN Group NV (Netherlands)	5,341	180,807
Old Mutual PLC (United Kingdom)	52,870	134,818
Old Mutual PLC (United Kingdom)	32,115	80,404
People’s Insurance Co. Group of China Ltd. (The) (China) (Class H Stock)	141,000	55,283
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	162,000	250,561
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	86,500	429,739
Poste Italiane SpA (Italy), 144A	11,581	76,795
Powszechny Zaklad Ubezpieczen SA (Poland)	31,669	251,105
Principal Financial Group, Inc.	12,175	704,446
Progressive Corp. (The)	18,293	649,402
Reinsurance Group of America, Inc.	3,538	445,187
RSA Insurance Group PLC (United Kingdom)	16,044	115,699
Sampo OYJ (Finland) (Class A Stock)	18,797	840,278
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	118	26,219
Samsung Life Insurance Co. Ltd. (South Korea)*	396	36,858
Sanlam Ltd. (South Africa)	21,526	98,465
SCOR SE (France)	1,776	61,291
Sompo Holdings, Inc. (Japan)	9,100	307,319
Sony Financial Holdings, Inc. (Japan)	4,000	62,354
Standard Life PLC (United Kingdom)	36,753	168,300
Storebrand ASA (Norway)*	5,136	27,282
Sun Life Financial, Inc. (Canada)	37,515	1,440,359
Suncorp Group Ltd. (Australia)	66,918	651,591
Swiss Re AG (Switzerland)	3,386	320,359
Talanx AG (Germany)	1,049	35,036
Tokio Marine Holdings, Inc. (Japan)	4,400	180,150
Topdanmark A/S (Denmark)*	967	24,504
Torchmark Corp.	6,178	455,689
Travelers Cos., Inc. (The)	11,736	1,436,721
Unipol Gruppo Finanziario SpA (Italy)	7,923	28,490
Unum Group	17,717	778,308
W.R. Berkley Corp.	2,023	134,550

		28,662,144

Internet & Direct Marketing Retail — 0.2%
Amazon.com, Inc.*	5,248	3,935,318
ASKUL Corp. (Japan)	700	23,895
Expedia, Inc.	279	31,605
Groupon, Inc.*	6,273	20,826

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Direct Marketing Retail (continued)
Liberty Interactive Corp. QVC Group (Class A Stock)*	14,614	$291,988
Netflix, Inc.*	330	40,854
Priceline Group, Inc. (The)*	320	469,140

		4,813,626

Internet Software & Services — 0.6%
Alibaba Group Holding Ltd. (China), ADR*	4,261	374,158
Alphabet, Inc. (Class A Stock)*	4,243	3,362,365
Alphabet, Inc. (Class C Stock)*	6,297	4,860,151
Auto Trader Group PLC (United Kingdom), 144A	7,061	35,500
eBay, Inc.*	16,366	485,907
Facebook, Inc. (Class A Stock)*	25,203	2,899,605
Gree, Inc. (Japan)	5,400	28,378
Just Dial Ltd. (India)*	12,604	62,775
Kakaku.com, Inc. (Japan)	1,900	31,394
Mixi, Inc. (Japan)	200	7,288
NAVER Corp. (South Korea)*	429	274,722
NetEase, Inc. (China), ADR	635	136,741
Tencent Holdings Ltd. (China)	50,100	1,214,780
Yelp, Inc.*	651	24,823
YY, Inc. (China), ADR*	521	20,538

		13,819,125

IT Services — 0.9%
Accenture PLC (Class A Stock)	31,793	3,723,914
Amadeus IT Group SA (Spain) (Class A Stock)	9,465	429,278
Amdocs Ltd.	11,992	698,533
Automatic Data Processing, Inc.	5,021	516,058
Booz Allen Hamilton Holding Corp.	18,782	677,467
CGI Group, Inc. (Canada) (Class A Stock)*	50,017	2,400,548
Computer Sciences Corp.	11,738	697,472
Computershare Ltd. (Australia)	4,656	41,774
CoreLogic, Inc.*	530	19,520
First Data Corp. (Class A Stock)*	2,935	41,648
Fujitsu Ltd. (Japan)	97,000	537,142
Gartner, Inc.*	3,538	357,586
HCL Technologies Ltd. (India)	24,275	295,584
Infosys Ltd. (India)	1,691	25,099
International Business Machines Corp.	17,524	2,908,808
Itochu Techno-Solutions Corp. (Japan)	1,800	46,718
Mastercard, Inc. (Class A Stock)	24,790	2,559,568
Nomura Research Institute Ltd. (Japan)	1,760	53,489
NTT Data Corp. (Japan)	3,200	154,597
PayPal Holdings, Inc.*	14,573	575,196
Samsung SDS Co. Ltd. (South Korea)*	732	84,389
SCSK Corp. (Japan)	1,000	34,895
Square, Inc. (Class A Stock)*(a)	4,972	67,768
Tata Consultancy Services Ltd. (India)	6,913	240,475
Tech Mahindra Ltd. (India)	5,870	42,179
Visa, Inc. (Class A Stock)	23,683	1,847,748
Western Union Co. (The)(a)	1,753	38,075
Wipro Ltd. (India)	8,835	61,680
Worldpay Group PLC (United Kingdom), 144A	187,765	623,401
Xerox Corp.	114,865	1,002,772

		20,803,381

COMMON STOCKS (continued)	Shares	Value (Note 2)
Leisure Products
Bandai Namco Holdings, Inc. (Japan)	2,800	$77,070
Hasbro, Inc.	7,274	565,844
Sankyo Co. Ltd. (Japan)	2,200	70,932

		713,846

Life Sciences Tools & Services — 0.1%
Lonza Group AG (Switzerland)*	9,070	1,567,561
Patheon NV*(a)	1,533	44,012
QIAGEN NV*	2,043	57,252
Thermo Fisher Scientific, Inc.	3,889	548,738

		2,217,563

Machinery — 0.6%
AGCO Corp.(a)	13,450	778,217
Amada Holdings Co. Ltd. (Japan)	35,700	397,718
ANDRITZ AG (Austria)	3,475	174,146
Atlas Copco AB (Sweden) (Class A Stock)	1,686	51,147
Atlas Copco AB (Sweden) (Class B Stock)	3,727	101,328
Cargotec OYJ (Finland) (Class B Stock)	1,503	67,668
Caterpillar, Inc.(a)	9,402	871,942
CNH Industrial NV (United Kingdom)	35,607	308,963
Cummins, Inc.	1,318	180,131
FANUC Corp. (Japan)	2,700	451,695
Fortive Corp.	13,943	747,764
Georg Fischer AG (Switzerland)	35	28,624
Glory Ltd. (Japan)	1,500	47,268
Illinois Tool Works, Inc.	15,110	1,850,371
IMI PLC (United Kingdom)	12,692	162,316
Ingersoll-Rand PLC	17,707	1,328,733
JTEKT Corp. (Japan)	16,800	267,889
Kone OYJ (Finland) (Class B Stock)	9,433	421,502
Makita Corp. (Japan)	23,500	1,570,244
MAN SE (Germany)	2,210	219,357
Minebea Co. Ltd. (Japan)	24,800	231,414
Mitsubishi Heavy Industries Ltd. (Japan)	24,000	109,105
Nabtesco Corp. (Japan)	8,700	201,675
NGK Insulators Ltd. (Japan)	2,300	44,521
NSK Ltd. (Japan)	32,200	371,893
PACCAR, Inc.	5,465	349,214
Parker-Hannifin Corp.	562	78,680
Sandvik AB (Sweden)	8,179	100,897
Schindler Holding AG (Switzerland)	403	70,974
Schindler Holding AG (Switzerland)	192	33,513
SMC Corp. (Japan)	600	142,755
Spirax-Sarco Engineering PLC (United Kingdom)	3,795	195,309
Stanley Black & Decker, Inc.	6,809	780,924
Valmet OYJ (Finland)	2,224	32,654
Volvo AB (Sweden) (Class B Stock)	11,083	129,028
WABCO Holdings, Inc.*	3,775	400,716
Weichai Power Co. Ltd. (China) (Class H Stock)	25,000	38,338
Xylem, Inc.	9,057	448,503
Yangzijiang Shipbuilding Holdings Ltd. (China)	66,400	37,231

		13,824,367

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Marine — 0.1%
AP Moller – Maersk A/S (Denmark) (Class A Stock)	36	$54,328
AP Moller – Maersk A/S (Denmark) (Class B Stock)	286	455,874
Kuehne + Nagel International AG (Switzerland)	6,919	913,299
Mitsui OSK Lines Ltd. (Japan)	118,000	325,688
Nippon Yusen KK (Japan)	329,000	609,271

		2,358,460

Media — 1.0%
Atresmedia Corp. de Medios de Comunicacion SA (Spain)	2,191	23,917
CBS Corp. (Class B Stock)	21,373	1,359,751
Charter Communications, Inc. (Class A Stock)*	2,786	802,145
Comcast Corp. (Class A Stock)	60,337	4,166,270
Discovery Communications, Inc. (Class A Stock)*(a)	19,302	529,068
Discovery Communications, Inc. (Class C Stock)*	4,332	116,011
DISH Network Corp. (Class A Stock)*	3,054	176,918
Fuji Media Holdings, Inc. (Japan)	5,200	72,746
Grupo Televisa SAB (Mexico), UTS	6,900	28,779
Hakuhodo DY Holdings, Inc. (Japan)	3,200	39,402
Informa PLC (United Kingdom)	29,618	248,087
Interpublic Group of Cos., Inc. (The)	54,362	1,272,614
ITV PLC (United Kingdom)	6,016	15,275
Lagardere SCA (France)	10,267	284,966
Liberty Broadband Corp. (Class C Stock)*	2,176	161,176
Liberty Global PLC (United Kingdom) (Class A Stock)*	72,224	2,209,332
Liberty Global PLC (United Kingdom) (Class C Stock)*	12,312	365,667
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	3,138	66,431
Liberty Media Corp-SiriusXM (Class A Stock)*	1,129	38,973
Liberty Media Corp-SiriusXM (Class C Stock)*	10,189	345,611
Mediaset Espana Comunicacion SA (Spain)	80,234	939,844
Mediaset SpA (Italy)	37,826	162,915
News Corp. (Class A Stock)	23,632	270,823
Omnicom Group, Inc.	7,731	657,985
Pearson PLC (United Kingdom)	8,380	84,082
ProSiebenSat.1 Media SE (Germany)	8,501	327,221
Quebecor, Inc. (Canada) (Class B Stock)	1,768	49,143
RTL Group SA (Luxembourg)	613	44,910
Schibsted ASA (Norway) (Class A Stock)	21,311	487,750
Sirius XM Holdings, Inc.(a)	56,704	252,333
Sky PLC (United Kingdom)	63,857	778,481
Time Warner, Inc.	23,847	2,301,951
Twenty-First Century Fox, Inc. (Class A Stock)	11,682	327,563
Twenty-First Century Fox, Inc. (Class B Stock)	19,657	535,653
Vivendi SA (France)	27,668	524,778
Walt Disney Co. (The)	25,338	2,640,727
WPP PLC (United Kingdom)	42,149	937,965

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Zee Entertainment Enterprises Ltd. (India)	3,920	$26,092

		23,673,355

Metals & Mining — 0.6%
Anglo American PLC (United Kingdom), (XJSE)*	2,146	30,069
Anglo American PLC (United Kingdom), (XMTF)*	30,876	436,245
APERAM SA (Luxembourg)	1,346	61,426
ArcelorMittal (Luxembourg)*	4,259	31,293
Aurubis AG (Germany)	675	38,848
B2Gold Corp. (Canada)*	14,882	35,358
Barrick Gold Corp. (Canada)	32,057	513,093
BHP Billiton Ltd. (Australia)	115,477	2,068,755
BHP Billiton PLC (Australia)	17,376	276,680
BlueScope Steel Ltd. (Australia)	4,416	29,349
Centamin PLC (United Kingdom)	12,143	20,554
Dowa Holdings Co. Ltd. (Japan)	4,000	30,418
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	35,000	50,923
Evolution Mining Ltd. (Australia)	14,721	22,013
First Quantum Minerals Ltd. (Canada)	21,178	210,573
Fortescue Metals Group Ltd. (Australia)	372,276	1,555,746
Franco-Nevada Corp. (Canada)	435	26,010
Freeport-McMoRan, Inc.*	4,567	60,239
Glencore PLC (Switzerland)*	284,659	961,835
Goldcorp, Inc. (Canada)	11,063	150,621
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	20,300	55,123
Hindalco Industries Ltd. (India)	69,619	157,566
Iluka Resources Ltd. (Australia)	9,385	48,867
Industrias Penoles SAB de CV (Mexico)	1,235	22,895
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	45,000	62,461
Jindal Steel & Power Ltd. (India)*	26,089	26,380
JSW Steel Ltd. (India)	1,100	26,290
KGHM Polska Miedz SA (Poland)	12,824	282,014
Kobe Steel Ltd. (Japan)*	12,500	118,852
Korea Zinc Co. Ltd. (South Korea)*	106	41,695
MMC Norilsk Nickel PJSC (Russia)	487	80,362
Newcrest Mining Ltd. (Australia)	10,062	144,280
Newmont Mining Corp.	16,416	559,293
Nippon Steel & Sumitomo Metal Corp. (Japan)	10,500	232,563
Norsk Hydro ASA (Norway)	129,494	618,040
Northern Star Resources Ltd. (Australia)	21,942	56,081
OZ Minerals Ltd. (Australia)	14,636	82,690
Pan American Silver Corp. (Canada)	2,374	35,805
POSCO (South Korea)	1,256	266,667
Regis Resources Ltd. (Australia)	13,653	28,710
Rio Tinto Ltd. (United Kingdom)	46,673	1,999,528
Rio Tinto PLC (United Kingdom)	14,027	535,526
Sims Metal Management Ltd.	5,064	46,549
St Barbara Ltd. (Australia)*	15,106	21,826
Tata Steel Ltd. (India)	18,116	103,878
Vale SA (Brazil)	7,600	59,965
Vedanta Ltd. (India)	124,301	392,045

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Yamana Gold, Inc. (Canada)	7,260	$20,385

		12,736,384

Mortgage Real Estate Investment Trusts (REITs)
Annaly Capital Management, Inc.	9,508	94,795

Multiline Retail — 0.2%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	271	28,110
Dollarama, Inc. (Canada)	12,798	937,748
Harvey Norman Holdings Ltd. (Australia)	19,053	70,596
J Front Retailing Co. Ltd. (Japan)	3,800	51,162
Lotte Shopping Co. Ltd. (South Korea)*	136	24,944
Macy’s, Inc.	17,274	618,582
Matahari Department Store Tbk PT (Indonesia)	15,600	17,462
Nordstrom, Inc.(a)	11,322	542,663
Target Corp.(a)	24,246	1,751,289

		4,042,556

Multi-Utilities — 0.4%
A2A SpA (Italy)	50,869	65,697
AGL Energy Ltd. (Australia)	244,764	3,894,316
Ameren Corp.	1,132	59,385
CenterPoint Energy, Inc.	48,862	1,203,960
Centrica PLC (United Kingdom)	134,046	386,061
CMS Energy Corp.	35,936	1,495,656
DTE Energy Co.	5,973	588,400
E.ON SE (Germany)	37,594	264,472
Engie SA (France)	55,756	709,718
National Grid PLC (United Kingdom)	70,130	819,386
NiSource, Inc.	5,709	126,397
NorthWestern Corp.	705	40,093
Public Service Enterprise Group, Inc.	4,616	202,550
RWE AG (Germany)*	13,191	163,683
Veolia Environnement SA (France)	7,246	123,123

		10,142,897

Oil, Gas & Consumable Fuels — 1.8%
Anadarko Petroleum Corp.	17,849	1,244,610
Antero Resources Corp.*	4,982	117,824
Apache Corp.	2,044	129,732
Bharat Petroleum Corp. Ltd. (India)	21,489	200,740
BP PLC (United Kingdom)	144,951	907,895
Caltex Australia Ltd. (Australia)	22,591	495,324
Cameco Corp. (Canada)	3,153	32,971
Canadian Natural Resources Ltd. (Canada)	50,338	1,604,262
Cenovus Energy, Inc. (Canada)	3,509	53,054
Chesapeake Energy Corp.*	2,250	15,795
Chevron Corp.	32,077	3,775,463
China Petroleum & Chemical Corp. (China) (Class H Stock)	418,000	294,384
Cimarex Energy Co.	1,935	262,967
CNOOC Ltd. (China)	133,000	165,284
Coal India Ltd. (India)	5,871	25,875
ConocoPhillips	34,167	1,713,134
Continental Resources, Inc.*(a)	813	41,902
Crescent Point Energy Corp. (Canada)	4,837	65,747
Devon Energy Corp.	26,767	1,222,449
Enbridge, Inc. (Canada)	24,686	1,038,810

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Encana Corp. (Canada)	6,188	$72,635
Energen Corp.*	666	38,408
Enerplus Corp. (Canada)	3,509	33,296
Eni SpA (Italy)	44,235	717,100
EOG Resources, Inc.	12,954	1,309,649
Exxon Mobil Corp.	34,640	3,126,607
Formosa Petrochemical Corp. (Taiwan)	51,000	176,489
Gazprom PJSC (Russia)	104,044	262,042
Hess Corp.	382	23,795
Hindustan Petroleum Corp. Ltd. (India)	18,840	122,173
Idemitsu Kosan Co. Ltd. (Japan)	5,800	153,847
Inter Pipeline Ltd. (Canada)	8,851	195,392
Japan Petroleum Exploration Co. Ltd. (Japan)	1,100	24,386
JX Holdings, Inc. (Japan)	209,200	883,958
Kinder Morgan, Inc.	19,641	406,765
Laredo Petroleum, Inc.*	9,664	136,649
Lukoil PJSC (Russia)	3,738	210,010
Marathon Oil Corp.	14,636	253,349
Marathon Petroleum Corp.	15,063	758,422
MOL Hungarian Oil & Gas PLC (Hungary)	1,133	79,447
Murphy Oil Corp.	3,111	96,845
Neste OYJ (Finland)	11,648	445,742
Newfield Exploration Co.*	9,383	380,012
Noble Energy, Inc.	1,676	63,789
Occidental Petroleum Corp.	8,693	619,203
Oil & Natural Gas Corp. Ltd. (India)	107,083	301,018
Oil Search Ltd. (Australia)	11,448	58,920
OMV AG (Austria)	55,431	1,954,153
Paramount Resources Ltd. (Canada) (Class A Stock)*	2,043	27,496
PetroChina Co. Ltd. (China) (Class H Stock)	284,000	210,921
Petroleo Brasileiro SA (Brazil)*	19,500	101,493
Phillips 66	9,113	787,454
Pioneer Natural Resources Co.	1,298	233,731
Plains GP Holdings LP (Class A Stock)	992	34,403
Polski Koncern Naftowy ORLEN SA (Poland)	13,489	274,716
Polskie Gornictwo Naftowe i Gazownictwo SA (Poland)	74,199	99,704
PTT Exploration & Production PCL (Thailand), NVDR	126,200	338,025
Range Resources Corp.	5,430	186,575
Repsol SA (Spain)	82,329	1,156,985
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	82,787	2,285,228
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	70,484	2,025,152
Showa Shell Sekiyu KK (Japan)	43,000	399,489
SK Innovation Co. Ltd. (South Korea)*	1,664	201,374
S-Oil Corp. (South Korea)	2,040	142,782
Southwestern Energy Co.*	3,054	33,044
Statoil ASA (Norway)	31,111	567,828
Suncor Energy, Inc. (Canada)	8,425	275,468
Surgutneftegas OJSC (Russia)	62,795	31,696
Tatneft PJSC (Russia)	12,445	86,677
Tesoro Corp.	2,444	213,728
TonenGeneral Sekiyu KK (Japan)	106,000	1,116,203
TOTAL SA (France)	20,773	1,065,494

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
TransCanada Corp. (Canada)	5,493	$247,679
Tullow Oil PLC (United Kingdom)*	13,282	51,196
Ultrapar Participacoes SA (Brazil)	1,500	31,547
Valero Energy Corp.	15,197	1,038,259
Whiting Petroleum Corp.*(a)	10,070	121,041
Williams Cos., Inc. (The)	10,090	314,202

		40,011,913

Paper & Forest Products — 0.1%
Domtar Corp.	8,370	326,681
Fibria Celulose SA (Brazil)	11,600	113,658
Mondi Ltd. (South Africa)	1,964	39,967
Mondi PLC (South Africa)	15,707	320,774
Stora Enso OYJ (Finland) (Class R Stock)	45,036	481,752
UPM-Kymmene OYJ (Finland)	64,562	1,578,905

		2,861,737

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	9,723	743,712
Kao Corp. (Japan)	14,700	695,823
LG Household & Health Care Ltd. (South Korea)*	68	48,245
Pola Orbis Holdings, Inc. (Japan)	500	41,222
Unilever NV (United Kingdom), CVA	25,853	1,062,015
Unilever PLC (United Kingdom)	8,965	362,546

		2,953,563

Pharmaceuticals — 1.5%
Allergan PLC*	3,947	828,909
Aspen Pharmacare Holdings Ltd. (South Africa)	3,843	79,169
Astellas Pharma, Inc. (Japan)	110,700	1,535,780
AstraZeneca PLC (United Kingdom)	5,825	318,092
Aurobindo Pharma Ltd. (India)	3,462	34,057
Bayer AG (Germany)	21,763	2,267,352
Bristol-Myers Squibb Co.	32,884	1,921,741
Daiichi Sankyo Co. Ltd. (Japan)	25,100	512,523
Dr. Reddy’s Laboratories Ltd. (India)	557	25,145
Eisai Co. Ltd. (Japan)	2,500	143,269
Eli Lilly & Co.	6,533	480,502
Endo International PLC*	4,354	71,710
GlaxoSmithKline PLC (United Kingdom)	35,793	687,534
Glenmark Pharmaceuticals Ltd. (India)	1,904	24,870
Hikma Pharmaceuticals PLC (Jordan)	4,783	111,481
Hypermarcas SA (Brazil)	16,100	129,257
Indivior PLC (United Kingdom)	5,745	20,933
Jazz Pharmaceuticals PLC*	375	40,886
Johnson & Johnson	55,381	6,380,445
Mallinckrodt PLC*	2,590	129,034
Merck & Co., Inc.	49,104	2,890,753
Merck KGaA (Germany)	18,295	1,904,899
Mitsubishi Tanabe Pharma Corp. (Japan)	6,100	119,437
Novartis AG (Switzerland)	23,192	1,686,603
Novo Nordisk A/S (Denmark) (Class B Stock)	15,110	542,029
Pfizer, Inc.	93,699	3,043,343
Recordati SpA (Italy)	4,721	133,760
Richter Gedeon Nyrt (Hungary)	4,364	92,178

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Roche Holding AG (Switzerland)	9,427	$2,148,909
Sanofi (France)	30,924	2,500,683
Shionogi & Co. Ltd. (Japan)	12,800	611,749
STADA Arzneimittel AG (Germany)	699	36,112
Sun Pharmaceutical Industries Ltd. (India)	2,027	18,767
Takeda Pharmaceutical Co. Ltd. (Japan)	4,300	178,390
Taro Pharmaceutical Industries Ltd.*	144	15,159
Teva Pharmaceutical Industries Ltd. (Israel)	3,920	141,148
Teva Pharmaceutical Industries Ltd. (Israel), ADR	18,614	674,758
UCB SA (Belgium)	8,132	520,295
Valeant Pharmaceuticals International, Inc.*	4,654	67,489
Zoetis, Inc.	12,610	675,013

		33,744,163

Professional Services — 0.3%
Equifax, Inc.	4,098	484,507
Hays PLC (United Kingdom)	75,479	138,499
IHS Markit Ltd.*	16,248	575,342
Intertek Group PLC (United Kingdom)	15,126	648,275
ManpowerGroup, Inc.	19,799	1,759,537
RELX NV (United Kingdom)	16,962	285,300
RELX PLC (United Kingdom)	23,937	426,572
SEEK Ltd. (Australia)	51,062	546,883
Teleperformance (France)	320	32,082
TransUnion*	8,771	271,287
Wolters Kluwer NV (Netherlands)	22,530	814,894

		5,983,178

Real Estate Management & Development — 0.2%
Ayala Land, Inc. (Philippines)	92,600	59,495
Azrieli Group Ltd. (Israel)	407	17,664
CapitaLand Ltd. (Singapore)	24,500	50,914
Cheung Kong Property Holdings Ltd. (Hong Kong)	26,000	158,782
China Overseas Land & Investment Ltd. (China)	20,000	52,623
China Resources Land Ltd. (China)	38,000	85,031
China Vanke Co. Ltd. (China) (Class H Stock)	77,900	177,086
City Developments Ltd. (Singapore)	4,000	22,827
Daito Trust Construction Co. Ltd. (Japan)	4,400	661,486
Daiwa House Industry Co. Ltd. (Japan)	9,500	259,069
Global Logistic Properties Ltd. (Singapore)	25,500	38,613
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	30,800	37,088
Hang Lung Properties Ltd. (Hong Kong)	22,000	46,390
Henderson Land Development Co. Ltd. (Hong Kong)	10,500	55,650
Hongkong Land Holdings Ltd. (Hong Kong)	11,300	71,415
Hysan Development Co. Ltd. (Hong Kong)	6,000	24,744
IMMOFINANZ AG (Austria)*	14,079	27,406
Kerry Properties Ltd. (Hong Kong)	17,000	45,971
LendLease Group (Australia)	27,054	284,299
Leopalace21 Corp. (Japan)	4,300	23,751
Mitsubishi Estate Co. Ltd. (Japan)	22,000	437,023
Mitsui Fudosan Co. Ltd. (Japan)	1,000	23,151
New World Development Co. Ltd. (Hong Kong)	97,000	102,200

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Management & Development (continued)
Nomura Real Estate Holdings, Inc. (Japan)	3,700	$62,789
Realogy Holdings Corp.	2,316	59,591
Shimao Property Holdings Ltd. (Hong Kong)	32,000	41,645
Sino Land Co. Ltd. (Hong Kong)	30,000	44,731
SM Prime Holdings, Inc. (Philippines)	37,200	21,180
Sumitomo Realty & Development Co. Ltd. (Japan)	1,000	26,547
Sun Hung Kai Properties Ltd. (Hong Kong)	57,000	717,772
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	5,500	52,337
Swire Properties Ltd. (Hong Kong)	11,200	30,832
Swiss Prime Site AG (Switzerland)*	683	55,888
TAG Immobilien AG (Germany)	1,731	22,811
Tokyu Fudosan Holdings Corp. (Japan)	6,700	39,460
UOL Group Ltd. (Singapore)	4,600	18,964
Wharf Holdings Ltd. (The) (Hong Kong)	17,000	112,608
Wheelock & Co. Ltd. (Hong Kong)	8,000	44,898

		4,114,731

Road & Rail — 0.1%
Canadian National Railway Co. (Canada)	2,987	201,024
Central Japan Railway Co. (Japan)	2,900	476,150
East Japan Railway Co. (Japan)	800	68,975
Keio Corp. (Japan)	3,000	24,643
Norfolk Southern Corp.	1,086	117,364
Seino Holdings Co. Ltd. (Japan)	2,800	31,025
Tokyu Corp. (Japan)	4,000	29,353
Union Pacific Corp.	11,679	1,210,879
West Japan Railway Co. (Japan)	3,700	226,647

		2,386,060

Semiconductors & Semiconductor Equipment — 0.8%
Advanced Semiconductor Engineering, Inc. (Taiwan)	21,000	21,409
Analog Devices, Inc.	1,038	75,380
Applied Materials, Inc.	5,699	183,907
ASM International NV (Netherlands)	1,554	69,670
ASML Holding NV (Netherlands)	9,065	1,015,922
Broadcom Ltd. (Singapore)	17,629	3,116,278
Dialog Semiconductor PLC (United Kingdom)*	814	34,200
Infineon Technologies AG (Germany)	33,766	584,069
Intel Corp.	100,816	3,656,597
KLA-Tencor Corp.	8,292	652,415
Linear Technology Corp.	1,967	122,642
Marvell Technology Group Ltd. (Bermuda)	12,387	171,808
Maxim Integrated Products, Inc.	15,014	579,090
MediaTek, Inc. (Taiwan)	69,000	460,971
Micron Technology, Inc.*	26,930	590,306
Novatek Microelectronics Corp. (Taiwan)	10,000	32,866
NVIDIA Corp.	1,092	116,560
NXP Semiconductors NV (Netherlands)*	8,643	847,100
Powertech Technology, Inc. (Taiwan)	16,000	42,936
QUALCOMM, Inc.	13,941	908,953
Rohm Co. Ltd. (Japan)	7,800	447,509
SCREEN Holdings Co. Ltd. (Japan)	1,300	80,351
SK Hynix, Inc. (South Korea)	1,127	41,469
Skyworks Solutions, Inc.	5,262	392,861
STMicroelectronics NV (Switzerland)	131,040	1,485,271

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	147,000	$823,385
Texas Instruments, Inc.	25,600	1,868,032
Tokyo Electron Ltd. (Japan)	1,300	122,264
Xilinx, Inc.	11,880	717,196

		19,261,417

Software — 0.7%
Activision Blizzard, Inc.	9,505	343,226
Adobe Systems, Inc.*	9,770	1,005,822
CA, Inc.	25,881	822,239
Check Point Software Technologies Ltd. (Israel)*(a)	2,927	247,215
COLOPL, Inc. (Japan)	4,100	34,642
Constellation Software, Inc. (Canada)	3,206	1,456,854
Dell Technologies, Inc. (Class V Stock)*	49,745	2,734,482
GungHo Online Entertainment, Inc. (Japan)	15,000	31,873
Intuit, Inc.	5,563	637,575
Kingsoft Corp. Ltd. (China)	16,000	32,651
Konami Holdings Corp. (Japan)	1,400	56,502
Microsoft Corp.	112,809	7,009,951
Nintendo Co. Ltd. (Japan)	900	187,088
Red Hat, Inc.*	4,748	330,936
Sage Group PLC (The) (United Kingdom)	60,481	487,542
salesforce.com, Inc.*	1,529	104,675
Software AG (Germany)	1,939	70,276
Temenos Group AG (Switzerland)*	1,390	96,620
Ubisoft Entertainment SA (France)*	725	25,763
VMware, Inc. (Class A Stock)*	2,552	200,919

		15,916,851

Specialty Retail — 0.4%
Adastria Co. Ltd. (Japan)	2,400	62,096
AutoZone, Inc.*	186	146,901
Best Buy Co., Inc.(a)	12,570	536,362
Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	69,000	52,648
Dick’s Sporting Goods, Inc.	3,247	172,416
Home Depot, Inc. (The)	32,200	4,317,376
JB Hi-Fi Ltd. (Australia)	4,641	93,806
Kingfisher PLC (United Kingdom)	21,490	92,588
Komeri Co. Ltd. (Japan)	900	20,291
K’s Holdings Corp. (Japan)	7,400	129,378
Lowe’s Cos., Inc.	34,603	2,460,965
Mr. Price Group Ltd. (South Africa)	2,911	33,765
Ross Stores, Inc.	3,718	243,901
Shimamura Co. Ltd. (Japan)	200	24,937
TJX Cos., Inc. (The)	11,325	850,847
Ulta Salon Cosmetics & Fragrance, Inc.*	588	149,905
WH Smith PLC (United Kingdom)	1,391	26,653

		9,414,835

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	89,837	10,404,921
Asustek Computer, Inc. (Taiwan)	5,000	40,937
Catcher Technology Co. Ltd. (Taiwan)	8,000	55,294
Compal Electronics, Inc. (Taiwan)	237,000	135,376
Foxconn Technology Co. Ltd. (Taiwan)	31,310	82,378
FUJIFILM Holdings Corp. (Japan)	6,700	253,701

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)

Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.	12,858	$297,534
HP, Inc.	32,159	477,240
Inventec Corp. (Taiwan)	46,000	31,381
Lenovo Group Ltd. (China)	206,000	124,178
Lite-On Technology Corp. (Taiwan)	38,189	57,431
Logitech International SA (Switzerland)	20,360	506,728
NCR Corp.*	3,229	130,968
NEC Corp. (Japan)	34,000	89,927
NetApp, Inc.	26,683	941,109
Pegatron Corp. (Taiwan)	73,000	173,669
Quanta Computer, Inc. (Taiwan)	20,000	37,268
Ricoh Co. Ltd. (Japan)	4,300	36,325
Samsung Electronics Co. Ltd. (South Korea)	929	1,382,643
Seiko Epson Corp. (Japan)	4,300	90,784
Western Digital Corp.	685	46,546

		15,396,338

Textiles, Apparel & Luxury Goods — 0.1%
Belle International Holdings Ltd. (China)	76,000	42,573
Christian Dior SE (France)	1,117	234,025
Hanesbrands, Inc.	3,954	85,288
Hermes International (France)	169	69,327
Li & Fung Ltd. (Hong Kong)	264,000	115,700
LVMH Moet Hennessy Louis Vuitton SE (France)	7,931	1,512,222
Moncler SpA (Italy)	3,698	64,259
NIKE, Inc. (Class B Stock)	21,550	1,095,387
Swatch Group AG (The) (Switzerland)	475	28,988
Swatch Group AG (The) (Switzerland)	295	91,557
Under Armour, Inc. (Class C Stock)*	1,537	38,686

		3,378,012

Thrifts & Mortgage Finance
Essent Group Ltd.*	1,662	53,799
Housing Development Finance Corp. Ltd. (India)	8,457	156,843
Indiabulls Housing Finance Ltd. (India)	4,041	38,541
LIC Housing Finance Ltd. (India)	6,165	50,650

		299,833

Tobacco — 0.4%
Altria Group, Inc.	71,311	4,822,050
British American Tobacco PLC (United Kingdom)	21,571	1,222,553
Gudang Garam Tbk PT (Indonesia)	9,800	46,385
Imperial Brands PLC (United Kingdom)	29,209	1,272,952
Japan Tobacco, Inc. (Japan)	1,600	52,518
KT&G Corp. (South Korea)	535	44,753
Reynolds American, Inc.	5,973	334,727
Swedish Match AB (Sweden)	28,842	915,099

		8,711,037

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	3,370	140,226
Brenntag AG (Germany)	895	49,610
Finning International, Inc. (Canada)	17,563	343,895
ITOCHU Corp. (Japan)	36,100	477,992
Kloeckner & Co. SE (Germany)*	8,626	107,714
Marubeni Corp. (Japan)	46,500	263,008

COMMON STOCKS (continued)	Shares	Value (Note 2)

Trading Companies & Distributors (continued)
Mitsubishi Corp. (Japan)	43,000	$913,262
Mitsui & Co. Ltd. (Japan)	21,800	298,711
Sumitomo Corp. (Japan)	181,700	2,133,051
Toyota Tsusho Corp. (Japan)	20,300	527,642
Travis Perkins PLC (United Kingdom)	1,260	22,524
United Rentals, Inc.*	4,561	481,550
Watsco, Inc.	1,344	199,073
Wolseley PLC (Switzerland)	2,274	138,820

		6,097,078

Transportation Infrastructure — 0.1%
Abertis Infraestructuras SA (Spain)	19,421	271,341
Aena SA (Spain), 144A	3,853	524,939
Atlantia SpA (Italy)	27,946	653,837
Auckland International Airport Ltd. (New Zealand)	9,117	39,545
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	2,300	18,906
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	2,415	34,765
Sydney Airport (Australia)	59,293	255,935
TAV Havalimanlari Holding A/S (Turkey)	7,514	29,848
Transurban Group (Australia)	30,619	227,876

		2,056,992

Water Utilities
American Water Works Co., Inc.	4,545	328,876
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	3,500	30,960

		359,836

Wireless Telecommunication Services — 0.2%
Advanced Info Service PCL (Thailand), NVDR	7,700	31,536
America Movil SAB de CV (Mexico) (Class L Stock)	550,700	345,887
China Mobile Ltd. (China) Millicom International Cellular SA	65,500	690,578
(Luxembourg), SDR	633	26,975
MTN Group Ltd. (South Africa)	15,853	145,193
NTT DOCOMO, Inc. (Japan)	71,400	1,624,012
Sprint Corp.*(a)	28,077	236,408
StarHub Ltd. (Singapore)	5,800	11,228
Telephone & Data Systems, Inc.	21,643	624,833
T-Mobile US, Inc.*	10,100	580,851
Total Access Communication PCL (Thailand), NVDR	53,200	55,950
Vodafone Group PLC (United Kingdom)	431,601	1,062,125

		5,435,576

TOTAL COMMON STOCKS (cost $617,749,472)		641,032,830

PREFERRED STOCKS — 0.3%
Auto Components
Schaeffler AG (Germany) (PRFC)	35,371	521,944

Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	2,968	226,667

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Porsche Automobil Holding SE (Germany) (PRFC)	527	$28,627
Volkswagen AG (Germany) (PRFC)	4,853	679,020

		934,314

Banks
Itau Unibanco Holding SA (Brazil) (PRFC), 0.002%	33,550	348,932
Itausa – Investimentos Itau SA (Brazil) (PRFC)	41,700	106,085

		455,017

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2 (PRFC), 6.691%	64,707	1,643,558

Food & Staples Retailing
Cia Brasileira de Distribuicao (Brazil) (PRFC)	1,800	30,279

Hotels, Restaurants & Leisure — 0.1%
Amaya, Inc. (Canada) (PRFC)*^	3,087	2,463,576

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (PRFC)	8,187	974,582

Metals & Mining
Metalurgica Gerdau SA (Brazil) (PRFC)*	27,400	40,409

Oil, Gas & Consumable Fuels
Surgutneftegas OJSC (Russia) (PRFC)	60,895	31,853

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	118	139,716

TOTAL PREFERRED STOCKS (cost $7,745,580)		7,235,248

	Units
RIGHTS*
Oil, Gas & Consumable Fuels
Repsol SA, PRFC (Spain), expiring 01/06/17 (cost $10,442)	29,944	11,095

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 6.8%
Consumer Staples Select Sector SPDR Fund(a)	242,248	12,526,645
Energy Select Sector SPDR Fund(a)	163,345	12,303,145
Financial Select Sector SPDR Fund(a)	1,163,623	27,054,235
Health Care Select Sector SPDR Fund	202,147	13,936,014
iShares 0-5 Year TIPS Bond ETF	1	101
iShares 10-20 Year Treasury Bond ETF	1	133
iShares 1-3 Year Treasury Bond Fund ETF	1	84
iShares 20+ Year Treasury Bond ETF(a)	54,129	6,448,388
iShares 3-7 Year Treasury Bond ETF	1	123
iShares 7-10 Year Treasury Bond ETF	1	105
iShares Agency Bond ETF	1	113
iShares iBoxx $ High Yield Corporate Bond Fund	3,257	281,893
iShares MSCI Eurozone ETF(a)	1,935,397	66,964,736

UNAFFILIATED EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
iShares MSCI Hong Kong ETF(a)	190,439	$3,709,752
iShares Short Treasury Bond ETF	1	110
iShares TIPS Bond Fund ETF	1	113
iShares US Treasury Bond ETF	1	25
Real Estate Select Sector SPDR Fund(a)	151,773	4,667,027
SPDR Bloomberg Barclays High Yield Bond ETF	24,000	874,800
SPDR S&P Oil & Gas Exploration & Production ETF(a)	17,863	739,885
Utilities Select Sector SPDR Fund(a)	97,139	4,718,041

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $170,979,374)		154,225,468

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.2%
Collateralized Loan Obligations — 0.5%
ALM XIV Ltd. (Cayman Islands), Series 2014-14A, Class C, 144A
4.340%(c)	07/28/26	250	248,781
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2012-1A, Class A3LR, 144A
3.406%(c)	08/15/24	500	499,583
Series 2012-1A, Class B1LR, 144A
4.806%(c)	08/15/24	500	496,809
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class C, 144A
3.516%(c)	10/15/28	1,000	988,730
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2016-3A, Class D, 144A
7.788%(c)	10/20/29	500	478,559
Cedar Funding III CLO Ltd. (Cayman Islands), Series 2014-3A, Class D, 144A
4.461%(c)	05/20/26	250	240,581
CIFC Funding Ltd. (Cayman Islands), Series 2014-3A, Class C1, 144A
3.682%(c)	07/22/26	1,000	999,705
LCM X LP (Cayman Islands), Series 10A, Class ER, 144A
6.380%(c)	04/15/22	1,000	1,005,587
LCM XV LP (Cayman Islands), Series 15A, Class C, 144A
4.030%(c)	08/25/24	250	250,384
Madison Park Funding VIII Ltd. (Cayman Islands),
Series 2012-8A, Class CR, 144A
3.682%(c)	04/22/22	250	250,160
Series 2012-8A, Class DR, 144A
4.732%(c)	04/22/22	250	250,445
Madison Park Funding XIV Ltd. (Cayman Islands), Series 2014-14A, Class D, 144A
4.481%(c)	07/20/26	250	250,122
Neuberger Berman CLO XIII Ltd. (Cayman Islands), Series 2012-13A, Class C, 144A
3.732%(c)	01/23/24	1,000	998,402

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Neuberger Berman CLO XX Ltd. (Cayman Islands), Series 2015-20A, Class E, 144A
7.330%(c)	01/15/28	750	$719,937
OCP CLO Ltd. (Cayman Islands), Series 2014-7A, Class A1A, 144A
2.481%(c)	10/20/26	250	250,584
Octagon Investment Partners 27 Ltd. (Cayman Islands), Series 2016-1A, Class E, 144A
7.762%(c)	07/15/27	1,000	998,715
Octagon Investment Partners XII Ltd. (Cayman Islands), Series 2012-1A, Class ER, 144A
6.381%(c)	05/05/23	250	251,143
Octagon Investment Partners XVII Ltd. (Cayman Islands), Series 2013-1A, Class A2R, 144A
2.610%(c)	10/25/25	1,500	1,500,487
Race Point IX CLO Ltd. (Cayman Islands), Series 2015-9A, Class A1, 144A
2.390%(c)	04/15/27	500	502,650
Venture XVII CLO Ltd. (Cayman Islands), Series 2014-17A, Class B1, 144A
2.980%(c)	07/15/26	500	502,650

			11,684,014

Non-Residential Mortgage-Backed Securities — 2.7%
Access Group, Inc., Series 2004-A, Class A2
1.142%(c)	04/25/29	414	411,318
AmeriCredit Automobile Receivables Trust,
Series 2012-4, Class D
2.680%	10/09/18	1,200	1,200,590
Series 2013-1, Class D
2.090%	02/08/19	1,800	1,806,806
Series 2014-4, Class D
3.070%	11/09/20	1,400	1,419,109
Series 2015-3, Class B
2.080%	09/08/20	1,100	1,103,492
Series 2015-3, Class D
3.340%	08/08/21	150	152,035
Series 2016-1, Class D
3.590%	02/08/22	280	285,022
Chase Issuance Trust, Series 2012-A7, Class A7
2.160%	09/16/24	750	730,575
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6
2.150%	07/15/21	1,930	1,945,128
College Loan Corp. Trust I, Series 2004-1, Class A4
1.072%(c)	04/25/24	351	350,045
Conn’s Receivables Funding LLC, Series 2016-A, Class A, 144A
4.680%	04/16/18	469	469,863
Discover Card Execution Note Trust, Series 2015-A2, Class A
1.900%	10/17/22	750	746,820
Drive Auto Receivables Trust,
Series 2015-BA, Class C, 144A
2.760%	07/15/21	1,100	1,107,009
Series 2015-DA, Class C, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
3.380%	11/15/21	650	$660,626
Series 2016-AA, Class C, 144A
3.910%	05/17/21	430	437,097
Series 2016-BA, Class B, 144A
2.560%	06/15/20	1,600	1,609,426
Series 2016-BA, Class C, 144A
3.190%	07/15/22	1,200	1,209,057
Series 2016-CA, Class B, 144A
2.370%	11/16/20	900	897,840
Series 2016-CA, Class C, 144A
3.020%	11/15/21	1,900	1,901,167
Flagship Credit Auto Trust, Series 2014-1, Class A, 144A
1.210%	04/15/19	21	20,789
GMF Floorplan Owner Revolving Trust, Series 2015-1, Class C, 144A
2.220%	05/15/20	3,000	2,995,661
Hyundai Auto Receivables Trust, Series 2013-A, Class C
1.350%	06/17/19	865	865,590
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4
1.307%(c)	09/27/35	637	630,600
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 144A
2.040%	01/15/21	1,117	1,118,655
OneMain Financial Issuance Trust,
Series 2015-1A, Class A, 144A
3.190%	03/18/26	2,500	2,517,743
Series 2015-2A, Class A, 144A
2.570%	07/18/25	2,300	2,300,081
Series 2015-2A, Class C, 144A
4.320%	07/18/25	100	98,625
Series 2016-2A, Class A, 144A
4.100%	03/20/28	1,500	1,529,244
Santander Drive Auto Receivables Trust,
Series 2012-4, Class D
3.500%	06/15/18	942	943,991
Series 2012-AA, Class C, 144A
1.780%	11/15/18	237	237,568
Series 2012-AA, Class D, 144A
2.460%	12/17/18	600	603,962
Series 2013-2, Class C
1.950%	03/15/19	407	408,006
Series 2013-3, Class C
1.810%	04/15/19	238	238,812
Series 2013-3, Class D
2.420%	04/15/19	2,300	2,317,493
Series 2013-4, Class C
3.250%	01/15/20	365	367,458
Series 2013-A, Class C, 144A
3.120%	10/15/19	636	640,579
Series 2014-1, Class C
2.360%	04/15/20	694	697,390
Series 2014-1, Class D
2.910%	04/15/20	1,000	1,012,330
Series 2014-2, Class C
2.330%	11/15/19	430	432,150
Series 2014-3, Class D

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
2.650%	08/17/20	1,500	$1,517,397
Series 2014-5, Class C
2.460%	06/15/20	1,950	1,965,020
Series 2015-2, Class C
2.440%	04/15/21	475	478,568
Series 2015-3, Class C
2.740%	01/15/21	500	505,000
Series 2015-3, Class D
3.490%	05/17/21	460	468,840
Series 2015-4, Class C
2.970%	03/15/21	390	393,745
Series 2015-5, Class C
2.740%	12/15/21	1,000	1,007,880
Series 2016-2, Class C
2.660%	11/15/21	910	912,507
Series 2016-3, Class C
2.460%	03/15/22	1,450	1,442,586
SLC Private Student Loan Trust, Series 2010-B, Class A2, 144A
4.204%(c)	07/15/42	626	635,694
SLM Private Credit Student Loan Trust,
Series 2003-A, Class A2
1.403%(c)	09/15/20	387	385,763
Series 2003-B, Class A2
1.363%(c)	03/15/22	489	485,399
Series 2003-C, Class A2
1.353%(c)	09/15/20	114	113,292
Series 2004-B, Class A2
1.163%(c)	06/15/21	99	98,670
Series 2005-B, Class A2
1.143%(c)	03/15/23	211	210,689
Series 2006-A, Class A4
1.153%(c)	12/15/23	1,118	1,109,450
Series 2006-B, Class A4
1.143%(c)	03/15/24	349	348,142
Series 2006-C, Class A4
1.133%(c)	03/15/23	802	799,471
SLM Private Education Loan Trust,
Series 2010-A, Class 1A, 144A
3.450%(c)	05/16/44	354	362,122
Series 2011-B, Class A2, 144A
3.740%	02/15/29	433	441,623
Series 2012-A, Class A1, 144A
2.104%(c)	08/15/25	100	100,426
Series 2012-D, Class A2, 144A
2.950%	02/15/46	752	758,664
Series 2012-E, Class A1, 144A
1.454%(c)	10/16/23	32	32,322
Series 2013-A, Class A1, 144A
1.304%(c)	08/15/22	197	196,728
Series 2013-B, Class A1, 144A
1.354%(c)	07/15/22	323	323,367
Series 2013-C, Class A1, 144A
1.554%(c)	02/15/22	57	57,316
SLM Student Loan Trust, Series 2012-5, Class A2
1.056%(c)	06/25/19	294	292,597

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
SoFi Consumer Loan Program LLC, Series 2016-3, Class A, 144A
3.050%	12/26/25	1,352	$1,347,706
SoFi Consumer Loan Program Trust, Series 2015-1, Class A, 144A^
3.280%	09/15/23	1,941	1,947,674
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 144A
2.510%	09/27/32	118	117,920
SPS Servicer Advance Receivables Trust, Series 2016-T1, Class AT1, 144A
2.530%	11/16/48	2,625	2,618,212
Verizon Owner Trust, Series 2016-1A, Class A, 144A
1.420%	01/20/21	966	959,277

			60,853,819

Residential Mortgage-Backed Securities
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3
1.746%(c)	03/25/35	102	101,991
Countrywide Asset-Backed Certificates Trust, Series 2004-6, Class 2A5
1.536%(c)	11/25/34	176	171,305
Home Equity Asset Trust, Series 2005-5, Class M1
1.476%(c)	11/25/35	122	121,954
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WHQ2, Class M2
1.701%(c)	02/25/35	112	111,741

			506,991

TOTAL ASSET-BACKED SECURITIES (cost $72,966,689)			73,044,824

BANK LOANS(c) — 1.3%
Aerospace & Defense
Accudyne Industries Borrower SCA (Luxembourg),
Refinancing Term Loan
4.000%	12/13/19	373	351,547

Air Freight & Logistics
Ceva Group PLC,
Pre-Funded L/C Loan
6.500%	03/12/21	175	142,432
Ceva Intercompany BV,
Dutch BV Term Loan
6.500%	03/19/21	182	147,720
Ceva Logistics Canada,
Canadian Term Loan
6.500%	03/19/21	28	22,637
Ceva Logistics U.S. Holdings, Inc.,
U.S. Term Loan
6.500%	03/12/21	258	210,285

			523,074

Airlines
Northwest Airlines, Inc.,
Term Loan B757-200^
2.465%	09/10/18	54	52,658

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Airlines (continued)
2.465%	09/10/18	53	$52,331
Term Loan B757-300^
2.465%	03/10/17	53	51,677
3.085%	03/10/17	22	21,695
3.085%	03/10/17	22	21,584

			199,945

Bank Loans
Caesars Entertainment Operating Co. Inc.,
Term Loan B-7
1.500%	03/01/17	646	754,158

Building Products
Wilsonart LLC,
Tranche Term Loan C
4.500%	12/06/23	247	249,073

Chemicals
Ascend Performance Materials Operations LLC,
Term Loan B
6.500%	08/12/22	365	365,674
Chemours Co. (The),
Tranche Term Loan B
3.770%	05/01/22	31	30,492
Signode Industrial Group US, Inc.,
Initial Term Loan B
4.000%	05/01/21	172	172,094

			568,260

Commercial Services — 0.1%
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan
4.750%	11/26/20	403	399,156
inVentiv Group Holdings, Inc.,
Initial Term Loan
4.750%	09/29/23	426	429,497
Jaguar Holding Co.,
Initial Term Loan
4.250%	08/05/22	495	499,659

			1,328,312

Communication Equipment
Consolidated Communications, Inc.,
New Term Loan
5.000%	10/05/23	377	378,885

Diversified Telecommunication Services — 0.1%
Ligado Networks LLC,
Junior Term Loan
13.500%	12/07/20	586	404,940
New LightSquared LLC,
Term Loan
9.750%	12/07/20	2,445	2,273,710

			2,678,650

Electrical Utilities
Energy Future Intermediate Holding Company LLC,
2016 Additional Term Loan (DIP)
4.250%	06/30/17	430	432,473

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Electronic Components & Equipment — 0.1%
Cortes NP Acquisition Corp.,
Initial Term Loan
6.000%	11/30/23	927	$933,180

Energy — 0.1%
Chesapeake Energy Corp.,
Term Loan (Class A)
8.500%	08/25/21	1,955	2,125,033

Entertainment
Virgin Media Investment Holdings,
Facility Loan I
2.750%	01/15/25	671	673,603

Health Care Providers & Services
Vizient, Inc.,
Term Loan B-2
5.000%	02/13/23	132	134,260

Healthcare-Products — 0.1%
Alere, Inc.,
Term Loan B
4.250%	06/18/22	395	394,092
DJO Finance LLC,
Initial Term Loan
4.250%	06/30/20	216	206,971
Immucor, Inc.,
Term Loan B-2
5.000%	08/19/18	532	512,835

			1,113,898

Healthcare-Services
MPH Acquisition Holdings LLC,
Initial Term Loan
5.000%	06/01/23	199	201,881

Hotels, Restaurants & Leisure — 0.1%
Amaya Holdings BV,
Initial Term Loan B (First Lien)
5.000%	08/01/21	759	761,252
Initial Term Loan B (Second Lien)
8.000%	08/01/22	38	38,369
Four Seasons Holdings, Inc.,
Additional Term Loan
3.750%	11/30/23	53	53,529

			853,150

Insurance
Alliant Holdings Intermediate LLC,
2016 Term Loan
5.252%	08/14/22	164	164,185
AssuredPartners, Inc.,
2016 Refinancing Term Loan
5.250%	10/21/22	125	126,311

			290,496

Lodging — 0.1%
Caesars Entertainment Resort Properties LLC,
Term Loan B
7.000%	10/11/20	2,858	2,886,218

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Manufacturing
Macdermid, Inc.,
Tranche Term Loan B-5
4.500%	06/07/20	119	$119,540

Media — 0.1%
Advantage Sales & Marketing, Inc.,
Initial Term Loan (First Lien)
4.250%	07/25/21	249	249,387
iHeartCommunications, Inc.,
Tranche Term Loan D
7.520%	01/22/19	1,436	1,164,591

			1,413,978

Metals
Fortescue Metals Group Ltd,
Term Loan
4.250%	06/30/19	229	229,509

Miscellaneous Manufacturing
Gates Global LLC,
Initial Dollar Term Loan
4.250%	06/11/21	459	458,897

Oil & Gas
MEG Energy Corp.,
New Term Loan
3.750%	03/31/20	110	105,785

Oil & Gas Services
Weatherford International Ltd.,
Term Loan
3.080%	07/13/20	394	374,939

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp.,
Term Loan
3.610%	10/01/19	322	308,333
11.375%	12/31/21	510	565,463
CITGO Holdings, Inc.,
Term Loan
9.500%	05/12/18	410	414,644
Vistra Operations Co. LLC,
Initial Term Loan
5.000%	08/04/23	547	550,612
Initial Term Loan C
5.000%	08/04/23	113	114,211
5.000%	12/09/23	363	367,538

			2,320,801

Packaging & Containers
Flex Acquisition Co., Inc.,
Initial Term Loan
3.250%	12/12/23	564	568,698

Pharmaceuticals — 0.1%
DPx Holdings BV,
2015 Incremental Dollar Term Loan
4.250%	03/11/21	330	332,340
Valeant Pharmaceuticals International, Inc.,
Tranche Term Loan A (Series A-3)
4.360%	10/20/18	87	86,337
Tranche Term Loan B (Series C-2)
5.250%	12/11/19	89	89,063
Tranche Term Loan B (Series D-2)

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals (continued)
5.000%	02/13/19	30	$29,749
Tranche Term Loan B (Series E-1)
5.250%	08/05/20	342	341,259

			878,748

Software — 0.1%
BMC Software Finance, Inc.,
Initial US Term Loan
5.000%	09/10/20	928	924,384
Infor (U.S.), Inc.,
Tranche Term Loan B-5
3.750%	06/03/20	449	449,322
Information Resources, Inc.,
Tranche Term Loan B-5
3.750%	12/30/23	88	88,623
RP Crown Parent LLC,
Initial Term Loan
4.500%	09/22/23	220	220,917
TIBCO Software Inc.,
Term Loan
6.500%	11/24/20	692	694,549

			2,377,795

Software Services — 0.1%
Kronos, Inc.,
Initial Term Loan (First Lien)
5.000%	10/20/23	710	715,769
Initial Term Loan (Second Lien)
9.250%	10/23/24	693	712,816

			1,428,585

Specialty Retail
J. Crew Group, Inc.,
Initial Term Loan
4.000%	03/05/21	154	85,593
Leslie’s Poolmart, Inc.,
Tranche Term Loan B
5.250%	08/15/23	50	50,679

			136,272

Technology Hardware, Storage & Peripherals
Oberthur Technologies,
Facility Loan B1^
4.700%	12/15/23	60	60,402
Facility Loan B2^
0.500%	12/14/23	97	97,289

			157,691

Telecommunications — 0.1%
Intelsat Jackson Holdings SA (Luxembourg),
Tranche Term Loan B-2
3.750%	06/30/19	1,261	1,217,787
RCN Grande Communications,
Term Loan
3.000%	12/05/23	319	320,661

			1,538,448

Transportation
Air Medical Group Holdings, Inc.,
Initial Term Loan

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Transportation (continued)
4.250%	04/15/22	266	$264,620

TOTAL BANK LOANS (cost $28,777,537)			29,050,402

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
Banc of America Commercial Mortgage Trust,
Series 2007-1, Class A4
5.451%	01/15/49	32	31,795
Series 2007-3, Class A4
5.548%(c)	06/10/49	213	214,185
Series 2007-3, Class AMF
5.317%	06/10/49	1,300	1,311,074
Series 2007-4, Class A4
5.747%(c)	02/10/51	385	389,928
Series 2007-5, Class A4
5.492%	02/10/51	842	856,794
Series 2015-UBS7, Class B
4.366%(c)	09/15/48	240	253,141
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AMA
6.087%(c)	06/11/50	800	825,711
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.711%(c)	12/10/49	2,100	2,118,207
Series 2008-C7, Class A4
6.136%(c)	12/10/49	573	584,217
Series 2016-GC36, Class A5
3.616%	02/10/49	370	379,924
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A1A
6.095%(c)	12/10/49	1,964	2,013,135
Series 2008-LS1, Class A4B
6.095%(c)	12/10/49	191	194,881
Commercial Mortgage Trust,
Series 2012-LC4, Class A4
3.288%	12/10/44	200	207,726
Series 2013-LC6, Class AM
3.282%	01/10/46	190	191,622
Series 2014-CR17, Class A5
3.977%	05/10/47	360	382,000
Series 2014-UBS6, Class A5
3.644%	12/10/47	350	360,652
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AM
5.615%(c)	01/15/49	321	323,685
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4
3.504%	06/15/57	200	204,757
DBJPM Mortgage Trust, Series 2016-C1, Class B
4.195%(c)	05/10/49	220	229,396
FHLMC Multifamily Structured Pass-Through Certificates,
Series K025, Class A2
2.682%	10/25/22	1,700	1,722,282
Series K038, Class A2
3.389%	03/25/24	700	733,357

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class AS
4.085%	05/10/45	160	$168,419
Series 2013-GC16, Class A3
4.244%	11/10/46	250	269,832
Series 2014-GC20, Class A5
3.998%	04/10/47	490	520,332
Series 2007-GG10, Class A4
5.793%(c)	08/10/45	995	1,001,688
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(c)	08/15/46	250	268,814
Series 2013-C14, Class AS
4.409%(c)	08/15/46	130	139,077
Series 2013-C17, Class A4
4.199%	01/15/47	510	548,601
Series 2014-C19, Class A4
3.997%	04/15/47	880	934,565
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LPD7, Class AM
5.925%(c)	04/17/45	65	64,786
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	758	770,057
Series 2011-C5, Class A3
4.171%	08/15/46	161	172,409
Series 2012-CBX, Class AS
4.271%	06/15/45	170	180,672
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.918%(c)	07/15/44	292	296,001
Series 2007-C3, Class AM
5.918%(c)	07/15/44	390	395,422
LB-UBS Commercial Mortgage Trust,
Series 2007-C2, Class A3
5.430%	02/15/40	339	339,610
Series 2007-C7, Class A3
5.866%(c)	09/15/45	407	417,544
Series 2007-C7, Class AM
6.159%(c)	09/15/45	350	361,357
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4
5.690%	02/12/51	325	331,197
ML-CFC Commercial Mortgage Trust,
Series 2007-7, Class A4
5.733%(c)	06/12/50	1,391	1,399,399
Series 2007-8, Class A3
6.852%(c)	08/12/49	2,121	2,146,521
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A4
4.084%(c)	07/15/46	500	534,213
Series 2013-C13, Class A4
4.039%	11/15/46	310	328,561
Series 2014-C14, Class AS
4.384%(c)	02/15/47	150	158,747
Series 2015-C20, Class A4
3.249%	02/15/48	700	704,044

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2007-IQ15, Class A4
5.902%(c)	06/11/49	1,306	$1,326,301
Series 2007-IQ16, Class A4
5.809%	12/12/49	452	458,674
Series 2007-T27, Class A4
5.643%(c)	06/11/42	904	913,972
Series 2007-T27, Class AM
5.643%(c)	06/11/42	430	438,345
Series 2012-C4, Class A4
3.244%	03/15/45	330	340,819
Series 2015-MS1, Class A4
3.779%(c)	05/15/48	450	467,312
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4A, 144A
5.793%(c)	08/12/45	609	610,594
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A5
2.850%	12/10/45	325	327,919
Series 2013-C6, Class A4
3.244%	04/10/46	650	664,703
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3
5.678%	05/15/46	608	612,437
WFRBS Commercial Mortgage Trust,
Series 2012-C8, Class AS
3.660%	08/15/45	340	352,114
Series 2012-C10, Class A3
2.875%	12/15/45	595	601,808
Series 2012-C10, Class AS
3.241%	12/15/45	390	390,520
Series 2013-C15, Class A4
4.153%(c)	08/15/46	450	482,840
Series 2014-C25, Class B
4.236%(c)	11/15/47	210	213,816

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $35,555,567)			34,182,511

CONVERTIBLE BONDS
Media
DISH Network Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	08/15/26	361	410,863

Mining
Nyrstar NV (Belgium),
Gtd. Notes, RegS
5.000%	07/11/22	100	114,821

Oil & Gas
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	09/15/26	355	384,288

Retail
Enterprise Funding Ltd. (United Kingdom),
Gtd. Notes, RegS
3.500%	09/10/20	100	118,619

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Semiconductors
Micron Technology, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/43		310	$307,869

TOTAL CONVERTIBLE BONDS (cost $1,289,124)				1,336,460

CORPORATE BONDS — 23.2%
Advertising — 0.1%
Acosta, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/01/22		414	347,759
Clear Channel International BV,
Gtd. Notes, 144A
8.750%	12/15/20		559	588,348
Lamar Media Corp.,
Gtd. Notes
5.375%	01/15/24		25	25,875
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24		437	393,300
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.250%	02/15/22		400	414,999
5.625%	02/15/24		96	100,079

				1,870,360

Aerospace & Defense — 0.4%
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20		895	745,088
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24		972	996,299
5.900%	02/01/27		162	168,885
5.950%	02/01/37		32	31,127
6.150%	08/15/20		135	146,813
6.750%	01/15/28		58	62,175
Harris Corp.,
Sr. Unsec’d. Notes
1.999%	04/27/18		260	260,158
2.700%	04/27/20		70	69,923
KLX, Inc.,
Gtd. Notes, 144A
5.875%	12/01/22	(a)	604	622,120
L-3 Communications Corp.,
Gtd. Notes
3.850%	12/15/26		415	412,515
4.750%	07/15/20		500	531,538
4.950%	02/15/21		966	1,032,027
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.500%	11/23/20		460	463,887
3.800%	03/01/45		80	75,762
4.700%	05/15/46		1,000	1,087,726
Spirit AeroSystems, Inc.,
Gtd. Notes
3.850%	06/15/26		125	123,320

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22			1,495	$1,554,800
6.500%	07/15/24			451	471,859
Gtd. Notes, 144A
6.375%	06/15/26	(a)		308	316,316

					9,172,338

Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46			460	424,531
5.375%	01/31/44			1,200	1,386,146
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.875%	01/15/19	(a)		575	575,068
4.125%	03/04/43			500	483,843
4.250%	11/10/44			420	414,712
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18			330	332,092
3.250%	06/12/20			73	74,800
4.000%	06/12/22			170	177,807
5.850%	08/15/45			785	929,539
6.150%	09/15/43			100	120,662
6.875%	05/01/20			500	567,793
Tereos Finance Groupe I SA (France),
Gtd. Notes, RegS
4.125%	06/16/23		EUR	100	108,160

					5,595,153

Airlines — 0.1%
American Airlines 2013-2 Class C Pass-Through Trust,
Pass-Through Certificates, 144A
6.000%	01/15/17			1,242	1,243,853
Continental Airlines 2012-3 Class C Pass-Through Trust,
Pass-Through Certificates
6.125%	04/29/18			950	988,000
Norwegian Air Shuttle ASA 2016-1 Class B Pass-Through Trust (Norway),
Pass-Through Certificates, 144A
7.500%	11/10/23			265	266,325
Virgin Australia 2013-1C Trust (Australia),
Pass-Through Certificates, 144A^
7.125%	10/23/18			425	433,886

					2,932,064

Apparel
BiSoho SAS (France),
Sr. Sec’d. Notes, RegS
5.875%	05/01/23		EUR	100	113,420

Auto Manufacturers — 0.4%
Fiat Chrysler Finance Europe (United Kingdom),
Gtd. Notes, GMTN RegS
4.750%	03/22/21		EUR	100	115,529
4.750%	07/15/22		EUR	100	115,792
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46	(a)		495	501,430

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.724%	12/06/17			800	$799,395
1.897%	08/12/19			515	506,707
2.021%	05/03/19			1,100	1,089,906
3.000%	06/12/17			400	402,328
3.336%	03/18/21			685	689,753
5.000%	05/15/18			500	519,615
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35			100	97,512
5.200%	04/01/45			500	481,955
6.250%	10/02/43			100	110,548
6.750%	04/01/46			450	527,711
General Motors Financial Co., Inc.,
Gtd. Notes
2.400%	05/09/19	(a)		495	493,689
3.100%	01/15/19			1,245	1,258,213
3.450%	04/10/22	(a)		775	766,425
4.200%	03/01/21			800	825,398
5.250%	03/01/26	(a)		305	320,400
Navistar International Corp.,
Gtd. Notes
8.250%	11/01/21			55	55,550

					9,677,856

Auto Parts & Equipment — 0.1%
Allison Transmission, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24			208	210,079
FTE Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, RegS
9.000%	07/15/20		EUR	100	110,529
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, PIK
4.125%	09/15/21			238	240,380
4.500%	09/15/23			254	248,285
Sr. Sec’d. Notes, RegS, PIK
2.750%	09/15/21		EUR	125	135,371
3.250%	09/15/23		EUR	100	108,423
3.750%	09/15/26		EUR	100	105,202
LKQ Italia Bondco SpA,
Gtd. Notes, RegS
3.875%	04/01/24		EUR	100	111,897
UCI International LLC,
Gtd. Notes(i)
8.625%	02/15/19			1,400	266,000

					1,536,166

Banks — 3.0%
Allied Irish Banks PLC (Ireland),
Sub. Notes, EMTN RegS
4.125%(c)	11/26/25		EUR	200	213,175
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes
2.050%	09/23/19			1,400	1,394,336
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes, RegS
7.000%(c)	12/29/49		EUR	400	403,815

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN RegS(i)
2.625%	05/08/17		EUR	300	$86,844
4.750%	01/15/18		EUR	400	115,792
Banco Popular Espanol SA (Spain),
Jr. Sub. Notes, RegS
8.250%(c)	04/29/49		EUR	200	185,341
Banco Santander SA (Spain),
Jr. Sub. Notes, RegS
6.250%(c)	03/12/49		EUR	300	295,269
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49			310	305,349
6.100%(c)	12/29/49			123	123,677
6.250%(c)	09/29/49			820	819,999
6.500%(c)	10/29/49			304	317,679
Sr. Unsec’d. Notes
5.875%	01/05/21			300	334,013
Sr. Unsec’d. Notes, MTN
2.650%	04/01/19	(a)		1,275	1,288,469
Sub. Notes
6.110%	01/29/37			150	175,844
Bank of America NA,
Sr. Unsec’d. Notes, BKNT
1.650%	03/26/18			1,110	1,111,036
Bank of Ireland (Ireland),
Sub. Notes, EMTN RegS
4.250%(c)	06/11/24		EUR	100	108,160
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
2.100%	12/12/19			670	669,997
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.500%(c)	12/29/49			150	137,168
Sr. Unsec’d. Notes, MTN
2.100%	08/01/18			500	503,983
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.700%	06/11/18			900	900,309
Bankia SA (Spain),
Sub. Notes, MTN RegS
4.000%(c)	05/22/24		EUR	300	320,491
Barclays PLC (United Kingdom),
Jr. Sub. Notes, RegS
7.875%(c)	12/29/49			200	202,499
BNP Paribas SA (France),
Gtd. Notes, MTN
1.375%	03/17/17			1,100	1,100,168
2.400%	12/12/18			1,000	1,007,853
Jr. Sub. Notes, 144A
7.375%(c)	12/29/49			200	201,239
Capital One NA,
Sr. Unsec’d. Notes, BKNT
1.500%	09/05/17			1,000	998,757
Citigroup, Inc.,
Jr. Sub. Notes
5.875%(c)	12/29/49	(a)		700	707,000
5.950%(c)	12/29/49			205	208,065
6.125%(c)	12/29/49			320	331,200

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes
2.050%	06/07/19	(a)		1,400	$1,394,715
2.500%	07/29/19			1,100	1,107,541
Commerzbank AG (Germany),
Sub. Notes, EMTN
7.750%	03/16/21		EUR	100	125,791
Cooperatieve Rabobank UA (Netherlands),
Bank Gtd. Notes
4.375%	08/04/25			250	256,531
Gtd. Notes, MTN
3.875%	02/08/22			600	633,488
Jr. Sub. Notes, RegS
6.625%(c)	12/29/49		EUR	200	225,030
Sr. Unsec’d. Notes
2.250%	01/14/19			500	502,677
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
1.750%	01/29/18			900	898,214
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
2.750%	03/26/20			555	550,183
3.450%	04/16/21			685	689,324
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 144A
4.250%	10/14/21			150	150,578
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18			500	499,909
2.600%	11/13/18			490	494,249
3.450%	07/27/26			500	482,806
DNB Bank ASA (Norway),
Jr. Sub. Notes, RegS
6.500%(c)	12/29/49			200	203,899
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.700%(c)	12/29/49	(a)		347	355,606
Sr. Unsec’d. Notes
2.000%	04/25/19			105	104,583
2.300%	12/13/19			895	893,984
2.350%	11/15/21			370	359,477
2.550%	10/23/19			755	760,543
2.625%	01/31/19			400	404,301
2.875%	02/25/21			875	879,045
2.900%	07/19/18			600	608,285
3.500%	11/16/26			365	356,600
3.625%	01/22/23			200	204,282
3.750%	02/25/26	(a)		1,700	1,704,995
5.750%	01/24/22			600	674,529
6.250%	02/01/41			600	743,740
Sub. Notes
6.750%	10/01/37			450	555,681
HBOS Capital Funding LP (United Kingdom),
Gtd. Notes, RegS
6.850%	03/29/49			100	100,870
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.400%	03/08/21			1,050	1,067,723
3.600%	05/25/23			500	502,899
3.900%	05/25/26			1,000	1,006,829

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
4.300%	03/08/26			465	$482,143
Sub. Notes
4.375%	11/23/26			200	201,485
5.250%	03/14/44			300	321,260
6.500%	09/15/37			150	185,954
HSH Nordbank AG (Germany),
Sub. Notes, EMTN RegS
0.488%(c)	02/14/17		EUR	202	209,676
Ibercaja Banco SA (Spain),
Sub. Notes, RegS
5.000%(c)	07/28/25		EUR	100	101,598
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes, EMTN RegS
7.000%(c)	12/29/49		EUR	400	415,482
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%(c)	12/29/49			650	648,375
5.300%(c)	12/29/49			574	585,801
Sr. Unsec’d. Notes
1.625%	05/15/18			1,200	1,198,460
2.250%	01/23/20			1,000	997,645
2.400%	06/07/21	(a)		800	792,651
2.550%	03/01/21			1,100	1,096,543
2.700%	05/18/23			800	782,711
2.950%	10/01/26			800	763,590
3.200%	01/25/23			200	202,225
3.250%	09/23/22			400	404,515
4.350%	08/15/21			400	427,917
Sub. Notes
3.375%	05/01/23	(a)		500	498,210
3.625%	12/01/27			800	776,149
3.875%	09/10/24			700	708,286
4.950%	06/01/45			300	319,893
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49			779	771,210
Sr. Unsec’d. Notes
2.800%	06/16/20	(a)		995	1,003,143
Sr. Unsec’d. Notes, GMTN
2.450%	02/01/19			1,275	1,283,755
4.000%	07/23/25			365	374,131
Sr. Unsec’d. Notes, MTN
2.200%	12/07/18			275	276,013
2.625%	11/17/21			800	790,370
3.125%	07/27/26			2,180	2,082,720
4.300%	01/27/45			500	498,285
5.625%	09/23/19			400	433,584
Sub. Notes, MTN
4.100%	05/22/23			1,300	1,334,479
Royal Bank of Canada (Canada),
Covered Bonds
1.200%	09/19/17			1,600	1,597,853
Societe Generale SA (France),
Jr. Sub. Notes, 144A
7.375%(c)	12/29/49			200	199,664
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
1.762%	10/19/18			285	283,810

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN
2.450%	03/30/21			1,600	$1,589,176
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
1.500%	03/13/17			1,563	1,564,221
UniCredit SpA (Italy),
Sub. Notes, EMTN RegS
4.375%(c)	01/03/27		EUR	100	105,642
5.750%(c)	10/28/25		EUR	100	111,198
6.950%	10/31/22		EUR	100	120,825
Wells Fargo & Co.,
Jr. Sub. Notes
5.875%(c)	12/29/49			575	603,693
5.900%(c)	12/29/49			385	386,925
Sr. Unsec’d. Notes, MTN
3.000%	01/22/21			1,500	1,526,370
Sub. Notes, GMTN
4.900%	11/17/45			145	148,933
Sub. Notes, MTN
4.100%	06/03/26			280	283,693
4.650%	11/04/44			275	270,664
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
1.750%	05/24/19			1,400	1,393,231
Sr. Unsec’d. Notes, MTN
2.150%	12/06/19	(a)		800	799,504
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.600%	08/19/19			1,200	1,185,707

					67,205,802

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21			770	774,424
3.300%	02/01/23	(a)		900	915,959
4.700%	02/01/36			300	315,560
4.900%	02/01/46			245	264,813
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.750%	07/15/42			200	179,879
Molson Coors Brewing Co.,
Gtd. Notes
1.450%	07/15/19			110	108,378
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/23			600	599,348
3.600%	08/13/42			200	186,456
4.000%	03/05/42			300	297,762
4.450%	04/14/46	(a)		500	532,539

					4,175,118

Biotechnology — 0.2%
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20			180	182,296
6.875%	03/01/18			696	736,040

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Biotechnology (continued)
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18			1,400	$1,408,558
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.050%	04/01/19			800	802,554
2.550%	09/01/20			890	899,380

					4,028,828

Building Materials — 0.2%
Builders FirstSource, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	09/01/24			103	103,515
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, RegS
4.625%	06/15/24		EUR	100	107,792
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21	(a)		1,104	1,137,120
Louisiana-Pacific Corp.,
Gtd. Notes
4.875%	09/15/24			118	114,460
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23			294	303,555
Norbord, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.250%	04/15/23			240	248,400
Pfleiderer GmbH (Germany),
Sr. Sec’d. Notes, RegS
7.875%	08/01/19		EUR	100	109,718
Ply Gem Industries, Inc.,
Gtd. Notes
6.500%	02/01/22			1,042	1,075,865
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.125%	02/15/21			54	56,295
5.375%	11/15/24			155	159,263
6.000%	10/15/25			590	620,975
Titan Global Finance PLC (Greece),
Gtd. Notes, RegS
3.500%	06/17/21		EUR	100	109,423
USG Corp.,
Gtd. Notes, 144A
5.500%	03/01/25			278	285,645

					4,432,026

Chemicals — 0.4%
Axalta Coating Systems Dutch Holding B BV,
Gtd. Notes, RegS
3.750%	01/15/25		EUR	100	105,792
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24			316	315,999
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43			370	302,475
5.150%	03/15/34			110	93,500
7.125%	05/01/20			170	185,299

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
Chemours Co. (The),
Gtd. Notes
6.625%	05/15/23			186	$184,140
7.000%	05/15/25			146	143,810
Huntsman International LLC,
Gtd. Notes
5.125%	11/15/22			31	31,620
INEOS Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
4.000%	05/01/23		EUR	100	108,836
INEOS Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
5.625%	08/01/24	(a)		200	198,500
Inovyn Finance PLC (Switzerland),
Sr. Sec’d. Notes, RegS
6.250%	05/15/21		EUR	100	111,606
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19			1,000	1,056,652
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
3.880%	10/24/21	(a)		1,267	1,190,980
Monitchem HoldCo 3 SA (Luxembourg),
Sr. Sec’d. Notes, RegS
5.250%	06/15/21		EUR	109	118,124
Monsanto Co.,
Sr. Unsec’d. Notes
2.125%	07/15/19			420	419,331
2.750%	07/15/21			200	199,958
3.950%	04/15/45			150	131,616
4.400%	07/15/44			205	198,132
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25			92	90,131
5.250%	08/01/23			85	85,850
Platform Specialty Products Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	02/01/22	(a)		1,575	1,586,813
10.375%	05/01/21			72	79,740
PQ Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/22			414	442,980
PSPC Escrow Corp.,
Sr. Unsec’d. Notes, RegS
6.000%	02/01/23		EUR	100	105,493
RPM International, Inc.,
Sr. Unsec’d. Notes
6.125%	10/15/19			300	329,450
Solvay Finance SA (Belgium),
Gtd. Notes, RegS
5.118%(c)	12/29/49		EUR	100	112,695
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.,
Sr. Unsec’d. Notes, RegS
6.375%	05/01/22		EUR	100	112,634
Unifrax I LLC/Unifrax Holding Co.,
Gtd. Notes, 144A
7.500%	02/15/19			295	293,525

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Versum Materials, Inc.,
Gtd. Notes, 144A
5.500%	09/30/24			158	$161,555
WR Grace & Co-Conn,
Gtd. Notes, 144A
5.125%	10/01/21			248	258,540

					8,755,776

Coal — 0.1%
CONSOL Energy, Inc.
Gtd. Notes
5.875%	04/15/22			2,959	2,899,820
8.000%	04/01/23			23	23,604
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,
Gtd. Notes, 144A
7.375%	02/01/20			216	214,920

					3,138,344

Commercial Services — 0.5%
ADT Corp. (The),
Sr. Sec’d. Notes
3.500%	07/15/22			305	290,513
4.125%	06/15/23			60	57,299
Sr. Sec’d. Notes, 144A
4.875%	07/15/32			264	216,480
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20			242	243,815
Sr. Sec’d. Notes
6.375%	12/01/19			409	420,759
7.875%	12/01/22			168	181,859
Ashtead Capital, Inc. (United Kingdom),
Sec’d. Notes, 144A
5.625%	10/01/24			340	356,149
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.125%	06/01/22	(a)		925	906,499
5.250%	03/15/25			862	803,815
6.375%	04/01/24			40	39,949
Avis Budget Finance PLC,
Gtd. Notes, RegS
4.125%	11/15/24		EUR	100	105,317
Brand Energy & Infrastructure Services, Inc.,
Gtd. Notes, 144A
8.500%	12/01/21			466	476,485
Ceridian HCM Holding, Inc.,
Sr. Unsec’d. Notes, 144A
11.000%	03/15/21			301	309,278
EC Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
5.125%	07/15/21		EUR	180	197,294
Herc Rentals, Inc.,
Sec’d. Notes, 144A
7.500%	06/01/22			125	131,719
7.750%	06/01/24			19	19,974
Hertz Corp. (The),
Gtd. Notes
5.875%	10/15/20			122	119,255
7.375%	01/15/21			59	59,148

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
Gtd. Notes, 144A
5.500%	10/15/24	(a)		348	$304,065
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23			1,738	1,859,660
Loxam SAS (France),
Sec’d. Notes, RegS
3.500%	05/03/23		EUR	100	104,507
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23			1,217	1,325,009
Ritchie Bros Auctioneers, Inc. (Canada),
Gtd. Notes, 144A
5.375%	01/15/25			226	230,520
S&P Global, Inc.,
Gtd. Notes, 144A
2.950%	01/22/27			1,315	1,229,532
Total System Services, Inc.,
Sr. Unsec’d. Notes
3.800%	04/01/21			245	252,876
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25			38	38,760
5.750%	11/15/24	(a)		394	413,700
6.125%	06/15/23			69	73,140
7.625%	04/15/22			25	26,313
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes
4.000%	06/15/25			900	912,635
Verisure Holding AB (Sweden),
Sr. Sec’d. Notes, RegS
6.000%	11/01/22		EUR	125	143,411
WEX, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/01/23			81	79,076

					11,928,811

Computers — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.850%	05/06/21	(a)		1,400	1,429,044
3.850%	08/04/46			375	359,303
4.650%	02/23/46			365	394,145
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Gtd. Notes, 144A
7.125%	06/15/24	(a)		606	672,768
Sr. Sec’d. Notes, 144A
3.480%	06/01/19			200	204,161
4.420%	06/15/21			175	181,080
6.020%	06/15/26			565	612,062
8.350%	07/15/46			180	221,632
Hewlett Packard Enterprise Co.,
Sr. Unsec’d Notes
3.100%	10/05/18			1,000	1,009,671
4.900%	10/15/25			1,100	1,131,695
6.350%	10/15/45			150	151,515
Riverbed Technology, Inc.,
Gtd. Notes, 144A
8.875%	03/01/23			263	277,465

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Computers (continued)
Western Digital Corp.,
Gtd. Notes, 144A
10.500%	04/01/24			312	$368,940
Sr. Sec’d. Notes, 144A
7.375%	04/01/23			276	303,600

					7,317,081

Cosmetics/Personal Care
Avon International Operations, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	08/15/22			140	148,049

Distribution/Wholesale — 0.1%
American Tire Distributors, Inc.,
Sr. Sub. Notes, 144A
10.250%	03/01/22			324	310,823
Beacon Roofing Supply, Inc.,
Gtd. Notes
6.375%	10/01/23			178	189,905
HD Supply, Inc.,
Gtd. Notes, 144A
5.750%	04/15/24	(a)		882	931,127
Sr. Sec’d. Notes, 144A
5.250%	12/15/21			528	557,040
Rexel SA (France),
Sr. Unsec’d. Notes, RegS
3.500%	06/15/23		EUR	157	172,621

					2,161,516

Diversified Financial Services — 1.1%
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.500%	02/15/22			356	377,359
6.250%	12/01/19			30	32,399
7.625%	04/15/20			22	24,915
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22	(a)		468	451,619
Gtd. Notes, MTN, 144A
5.875%	11/01/21			471	478,065
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31			2,609	3,026,231
Sr. Unsec’d. Notes
5.125%	09/30/24			227	230,973
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	05/05/21			1,100	1,086,892
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/23			623	643,248
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19			351	370,305
Sr. Unsec’d. Notes, MTN
6.000%	04/01/36			450	434,250
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	03/15/25			800	799,594

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
DFC Finance Corp.,
Sr. Sec’d. Notes, 144A, PIK
12.000%	06/16/20			444	$243,217
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
4.625%	09/15/23			202	206,040
FBM Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	08/15/21			155	163,525
Garfunkelux Holdco 3 SA (Luxembourg),
Sr. Sec’d. Notes, RegS
8.500%	11/01/22		GBP	100	128,170
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35			300	314,372
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19			905	914,050
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.250%	08/01/22			60	50,550
Intercontinental Exchange, Inc.,
Gtd. Notes
2.500%	10/15/18			500	506,633
3.750%	12/01/25			290	297,394
Jefferies Finance LLC/JFIN Co.-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/22			447	431,355
7.375%	04/01/20			410	410,000
Jerrold Finco PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.250%	09/15/21		GBP	100	126,309
Legg Mason, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/19			985	992,013
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, EMTN(i)
2.450%	02/05/14	(d)	EUR	900	71,054
4.750%	01/16/14	(d)	EUR	415	32,218
5.375%	10/17/13	(d)	EUR	50	3,882
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26			920	909,711
3.375%	04/01/24			1,400	1,440,032
Mercury Bondco PLC (Italy),
Sr. Sec’d. Notes, RegS, PIK
8.250%	05/30/21		EUR	100	110,864
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.850%	06/30/26			1,010	1,003,336
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	10/25/24	(a)		165	156,750
6.625%	07/26/21			205	216,788
7.250%	09/25/23			228	234,270
Sr. Unsec’d. Notes, MTN
5.500%	01/25/23			173	167,810
5.625%	08/01/33			271	223,575
6.125%	03/25/24			145	140,831

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Navient Solutions, Inc.,
Sr. Unsec’d. Notes
3.545%(s)	10/03/22			910	$778,229
OneMain Financial Holdings LLC,
Gtd. Notes, 144A
6.750%	12/15/19	(a)		291	303,368
7.250%	12/15/21			68	70,890
Synchrony Financial,
Sr. Unsec’d. Notes
3.000%	08/15/19			800	810,367
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22			1,100	1,113,694
Visa, Inc.,
Sr. Unsec’d. Notes
2.200%	12/14/20	(a)		740	742,301
2.800%	12/14/22			670	673,754
3.150%	12/14/25			1,160	1,165,088
4.300%	12/14/45			840	886,632

					23,994,922

Electric — 0.7%
AES Corp.,
Sr. Unsec’d. Notes
4.875%	05/15/23			212	209,392
5.500%	03/15/24			34	34,595
7.375%	07/01/21			35	38,987
Alabama Power Co.,
Sr. Unsec’d. Notes
3.750%	03/01/45			135	127,557
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.000%	11/15/18			440	441,896
6.125%	04/01/36			200	249,776
6.500%	09/15/37			250	325,420
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)		499	487,773
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42			200	200,537
ContourGlobal Power Holdings SA (France),
Sr. Sec’d. Notes, RegS
5.125%	06/15/21		EUR	100	110,213
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/42			400	371,169
4.450%	03/15/21			500	534,239
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46			95	85,520
5.050%	09/15/19			500	539,017
Duke Energy Florida LLC,
First Mortgage
3.850%	11/15/42			400	383,567
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19			640	651,200
7.375%	11/01/22			450	429,750

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
7.625%	11/01/24	(a)		155	$142,988
Gtd. Notes, 144A
8.000%	01/15/25			31	29,063
Enel SpA (Italy),
Jr. Sub. Notes, RegS
5.000%(c)	01/15/75		EUR	200	222,868
7.750%(c)	09/10/75		GBP	100	134,771
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41			300	281,567
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42			300	259,523
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.649%	09/01/18			340	338,933
2.700%	09/15/19			700	708,861
NRG Energy, Inc.,
Gtd. Notes
6.250%	05/01/24			60	58,350
6.625%	03/15/23			50	50,125
7.875%	05/15/21			112	116,760
Gtd. Notes, 144A
6.625%	01/15/27			728	687,960
7.250%	05/15/26			267	265,665
NRG Yield Operating LLC,
Gtd. Notes
5.375%	08/15/24	(a)		145	145,725
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32			100	135,437
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21			400	411,285
3.250%	06/15/23			500	510,111
3.750%	08/15/42			400	375,358
PECO Energy Co.,
First Mortgage
2.375%	09/15/22			1,000	982,057
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22			100	100,904
4.400%	01/15/21			500	530,217
PSEG Power LLC,
Gtd. Notes
2.450%	11/15/18			60	60,422
4.150%	09/15/21			250	260,719
SCANA Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/22			50	50,520
Sr. Unsec’d. Notes, MTN
4.750%	05/15/21			100	104,570
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26			1,000	956,766
South Carolina Electric & Gas Co.,
First Mortgage
4.100%	06/15/46	(a)		300	296,948

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		100	$100,710
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22		500	491,912
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		320	325,625
Viridian Group FundCo II Ltd. (United Kingdom),
Sr. Sec’d. Notes, RegS
7.500%	03/01/20	EUR	120	134,529
Westar Energy, Inc.,
First Mortgage
4.250%	12/01/45		280	286,227

				14,778,084

Electrical Components & Equipment
Belden, Inc.,
Gtd. Notes, RegS
5.500%	04/15/23	EUR	149	167,746
GrafTech International Ltd.,
Gtd. Notes
6.375%	11/15/20		266	217,136

				384,882

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
1.550%	09/15/17		575	575,579
2.550%	01/30/19		700	708,402
Fortive Corp.,
Sr. Unsec’d. Notes, 144A
1.800%	06/15/19		250	248,445
Trionista Holdco GmbH (Germany),
Sr. Sec’d. Notes, RegS
5.000%	04/30/20	EUR	410	443,025
Trionista Topco GmbH (Luxembourg),
Sec’d. Notes, RegS
6.875%	04/30/21	EUR	100	111,021
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
2.350%	08/01/19		555	556,651
2.375%	12/17/18		250	252,411
6.550%	10/01/17		200	207,450

				3,102,984

Engineering & Construction
Engility Corp.,
Gtd. Notes, 144A
8.875%	09/01/24		262	274,445
MMC Energy, Inc., Escrow Shares,
Gtd. Notes^(i)
2.511%	10/15/20		566	—
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/01/24		410	404,875

				679,320

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Entertainment — 0.1%
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, RegS
6.750%	11/01/21	EUR	100	$106,828
CPUK Finance Ltd. (United Kingdom),
Sr. Sec’d. Notes, RegS
7.000%	08/28/20	GBP	100	130,161
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.375%	11/01/18		160	165,550
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22		200	214,500
Lions Gate Entertainment Corp.,
Gtd. Notes, 144A
5.875%	11/01/24		112	113,680
PortAventura Entertainment Barcelona BV (Spain),
Sr. Sec’d. Notes, RegS
7.250%	12/01/20	EUR	100	109,340
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		859	854,705
Sr. Sec’d. Notes, 144A
7.000%	01/01/22		185	198,413
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21		127	129,858
Vue International Bidco PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
7.875%	07/15/20	GBP	108	138,278
WMG Acquisition Corp.,
Sr. Sec’d. Notes, RegS
4.125%	11/01/24	EUR	100	108,950

				2,270,263

Environmental Control
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24		295	293,525
Befesa Zinc SAU Via Zinc Capital SA (Luxembourg),
Sr. Sec’d. Notes, RegS
8.875%	05/15/18	EUR	100	107,929
Bilbao Luxembourg SA (Luxembourg),
Sr. Sec’d. Notes, RegS, PIK
10.500%	12/01/18	EUR	107	115,146
Tervita Escrow Corp. (Canada),
Sec’d. Notes, 144A
7.625%	12/01/21		385	392,700

				909,300

Food Service
Aramark Services, Inc.,
Gtd. Notes
5.125%	01/15/24		58	59,813
Gtd. Notes, 144A
4.750%	06/01/26		188	186,119
5.125%	01/15/24		36	37,125

				283,057

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Foods — 0.5%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/25			350	$346,499
6.625%	06/15/24			202	210,585
Casino Guichard Perrachon SA (France),
Sr. Unsec’d. Notes, EMTN RegS
3.248%	03/07/24		EUR	200	224,982
3.311%	01/25/23		EUR	200	230,407
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.200%	01/25/23			627	626,419
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)
Gtd. Notes, 144A
5.625%	08/15/26			290	290,725
Hershey Co. (The),
Sr. Unsec’d. Notes
3.375%	08/15/46			700	619,747
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A
5.750%	06/15/25			503	509,288
5.875%	07/15/24			184	189,980
7.250%	06/01/21			50	51,751
JM Smucker Co. (The),
Gtd. Notes
2.500%	03/15/20			325	326,543
Kellogg Co.,
Sr. Unsec’d. Notes
2.650%	12/01/23	(a)		800	773,914
3.250%	04/01/26	(a)		425	414,873
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46			445	418,736
5.200%	07/15/45			800	837,450
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
5.875%	01/15/24			82	86,920
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26			440	421,300
7.750%	03/15/24			224	248,640
8.000%	07/15/25			302	338,240
Smithfield Foods, Inc. (Hong Kong),
Gtd. Notes
6.625%	08/15/22			261	275,029
Gtd. Notes, 144A
5.875%	08/01/21			141	146,993
Sysco Corp.,
Gtd. Notes
1.900%	04/01/19			365	363,807
2.600%	10/01/20			710	716,132
3.300%	07/15/26			300	294,399
3.750%	10/01/25	(a)		945	956,399
4.500%	04/01/46			30	30,246
Tesco PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
5.000%	03/24/23		GBP	100	132,888
TreeHouse Foods, Inc.,
Gtd. Notes, 144A
6.000%	02/15/24			184	193,200

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Foods (continued)
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19			385	$388,670
3.950%	08/15/24	(a)		1,050	1,069,734
WhiteWave Foods Co. (The),
Gtd. Notes
5.375%	10/01/22			200	219,000

					11,953,496

Forest Products & Paper
International Paper Co.,
Sr. Unsec’d. Notes
3.000%	02/15/27			925	872,680

Gas — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
6.875%	10/15/21			268	274,030
Gtd. Notes, 144A
7.500%	11/01/23			250	258,125
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42			650	634,919
Southern Star Central Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	07/15/22			145	146,813

					1,313,887

Healthcare-Products — 0.7%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.350%	11/22/19			940	941,108
2.550%	03/15/22	(a)		1,025	1,001,782
3.400%	11/30/23			1,100	1,095,865
Alere, Inc.,
Gtd. Notes, 144A
6.375%	07/01/23	(a)		462	459,113
Baxter International, Inc.,
Sr. Unsec’d. Notes
2.600%	08/15/26			1,620	1,495,544
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19			214	217,127
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18			500	505,484
2.850%	05/15/20			145	147,162
3.850%	05/15/25			900	901,771
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.,
Sec’d. Notes, 144A
8.125%	06/15/21			1,080	936,900
Hologic, Inc.,
Gtd. Notes, 144A
5.250%	07/15/22			431	453,628
IDH Finance PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.250%	08/15/22		GBP	100	119,544
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A
4.875%	04/15/20			214	214,803

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Products (continued)
5.750%	08/01/22	(a)	125	$120,313
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20		465	470,204
3.150%	03/15/22		585	599,170
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		979	868,863
St. Jude Medical, Inc.,
Sr. Unsec’d. Notes
2.000%	09/15/18		385	385,543
Sterigenics-Nordion Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/23		106	107,855
Stryker Corp.,
Sr. Unsec’d. Notes
2.000%	03/08/19		235	235,115
3.375%	05/15/24		1,000	1,005,924
4.375%	05/15/44		500	484,972
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26		126	124,740
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.150%	12/14/18		255	256,170
3.000%	04/15/23		305	299,774
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes
2.000%	04/01/18		370	370,452
2.700%	04/01/20		905	905,045

				14,723,971

Healthcare-Services — 0.9%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22		77	76,519
6.500%	03/01/24		82	83,845
Aetna, Inc.,
Sr. Unsec’d. Notes
1.900%	06/07/19		730	728,326
4.375%	06/15/46		500	502,074
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23		232	222,719
Catholic Health Initiatives,
Sec’d. Notes
4.350%	11/01/42		200	177,649
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		449	453,490
5.625%	02/15/21	(a)	470	494,158
6.125%	02/15/24		49	51,634
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19		565	468,950
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25		513	504,664
5.125%	07/15/24		118	117,705

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
Envision Healthcare Corp.,
Gtd. Notes
5.625%	07/15/22		980	$1,010,379
Gtd. Notes, 144A
5.125%	07/01/22		205	204,231
Sr. Unsec’d. Notes, 144A
6.250%	12/01/24		147	155,085
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
5.875%	01/31/22		35	38,325
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		1,002	1,004,505
5.875%	05/01/23		375	398,438
5.875%	02/15/26		562	578,860
Sr. Sec’d. Notes
4.500%	02/15/27		507	498,128
5.000%	03/15/24		1,530	1,573,988
5.250%	04/15/25		327	341,306
5.250%	06/15/26		664	686,410
5.875%	03/15/22		987	1,063,493
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		454	459,675
5.750%	09/15/25		26	25,870
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19		605	609,851
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.600%	02/01/25		250	248,905
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		364	374,920
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		870	915,762
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/26		600	591,804
RegionalCare Hospital Partners Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	05/01/23		413	411,968
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
8.875%	04/15/21		102	108,630
Surgical Care Affiliates, Inc.,
Gtd. Notes, 144A
6.000%	04/01/23		147	151,778
Synlab Bondco PLC (United Kingdom),
Sr. Sec’d. Notes, RegS
6.250%	07/01/22	EUR	125	143,424
Synlab Unsecured Bondco PLC (United Kingdom),
Gtd. Notes, RegS
8.250%	07/01/23	EUR	100	114,476
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
7.500%	01/01/22		186	193,905

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
Sr. Sec’d. Notes
4.375%	10/01/21		150	$148,688
4.463%(c)	06/15/20	(a)	316	318,370
6.000%	10/01/20		354	370,815
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	1,517	1,338,753
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20		150	152,257
3.100%	03/15/26		275	271,233
4.200%	01/15/47		390	394,484
4.750%	07/15/45		800	881,294
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.750%	11/15/20		178	182,895

				19,844,638

Home Builders — 0.1%
CalAtlantic Group, Inc.,
Gtd. Notes
5.250%	06/01/26		20	19,500
5.375%	10/01/22		5	5,100
5.875%	11/15/24		55	55,825
8.375%	01/15/21		117	136,305
Lennar Corp.,
Gtd. Notes
4.500%	06/15/19		48	49,560
4.750%	04/01/21		34	35,105
4.750%	11/15/22		379	388,475
4.875%	12/15/23		169	167,310
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	12/15/23		126	127,575
PulteGroup, Inc.,
Gtd. Notes
5.500%	03/01/26		244	242,170
6.000%	02/15/35		163	156,480
6.375%	05/15/33		510	508,725
TRI Pointe Group, Inc.,
Gtd. Notes
4.875%	07/01/21		250	255,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes
4.375%	06/15/19		245	249,288
5.875%	06/15/24		120	123,600

				2,520,018

Home Furnishings
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26		54	54,270
Whirlpool Corp., Sr. Unsec’d.
Notes
1.350%	03/01/17		475	475,092

				529,362

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Household Products/Wares
Prestige Brands, Inc.,
Gtd. Notes, 144A
6.375%	03/01/24			126	$132,300
Spectrum Brands, Inc.,
Gtd. Notes
6.125%	12/15/24			398	419,890

					552,190

Housewares
Newell Brands, Inc.,
Sr. Unsec’d. Notes
2.600%	03/29/19			225	227,469
3.850%	04/01/23			415	430,482

					657,951

Insurance — 0.6%
Aflac, Inc.,
Sr. Unsec’d. Notes
3.250%	03/17/25			900	897,801
3.625%	11/15/24			1,000	1,029,199
4.000%	10/15/46			75	71,073
Alliant Holdings Intermediate LLC,
Sr. Unsec’d. Notes, 144A
8.250%	08/01/23			762	786,765
Allstate Corp. (The),
Sr. Unsec’d. Notes
4.200%	12/15/46			55	56,167
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26			400	383,117
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21	(a)		215	220,221
Aon PLC,
Gtd. Notes
2.800%	03/15/21			1,160	1,159,522
4.600%	06/14/44			300	296,378
Assicurazioni Generali SpA (Italy),
Sub. Notes, EMTN, RegS
7.750%(c)	12/12/42		EUR	100	125,266
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.000%	02/11/23			600	607,075
3.125%	03/15/26			705	700,421
4.500%	02/11/43			500	531,656
BNP Paribas Cardif SA (France),
Sub. Notes, RegS
4.032%(c)	11/29/49		EUR	100	104,402
Chubb Corp. (The),
Gtd. Notes
5.750%	05/15/18			700	738,690
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24			655	667,309
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22			475	502,426

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
HUB International Ltd.,
Sec’d. Notes, 144A
9.250%	02/15/21		437	$452,295
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21	(a)	627	662,369
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		250	250,661
5.350%	06/01/21		100	109,153
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19		620	623,485
3.300%	03/14/23		140	142,278
Sr. Unsec’d. Notes, MTN
2.550%	10/15/18		300	302,821
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22		900	908,699
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/23		211	219,968
Protective Life Corp.,
Sr. Unsec’d. Notes
8.450%	10/15/39		48	63,587
Radian Group, Inc.,
Sr. Unsec’d. Notes
5.250%	06/15/20		132	137,940
7.000%	03/15/21		63	70,088
Trinity Acquisition PLC,
Gtd. Notes
6.125%	08/15/43		250	267,254
XLIT Ltd. (Ireland),
Gtd. Notes
5.750%	10/01/21		300	333,400

				13,421,486

Internet — 0.5%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
2.500%	11/28/19		940	944,226
3.600%	11/28/24		1,300	1,287,137
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19		200	202,099
3.250%	08/06/18		300	305,067
eBay, Inc.,
Sr. Unsec’d. Notes
2.200%	08/01/19		800	799,635
2.500%	03/09/18		800	807,023
Expedia, Inc.,
Gtd. Notes
5.000%	02/15/26		1,100	1,133,997
Netflix, Inc.,
Gtd. Notes, 144A
4.375%	11/15/26		182	176,540
Sr. Unsec’d. Notes
5.500%	02/15/22		222	239,205
5.750%	03/01/24		69	73,830
5.875%	02/15/25		235	253,506

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Internet (continued)
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	06/01/26			1,500	$1,483,506
TIBCO Software, Inc.,
Sr. Unsec’d. Notes, 144A
11.375%	12/01/21			468	467,999
United Group BV (Netherlands),
Sr. Sec’d. Notes, RegS
7.875%	11/15/20		EUR	100	110,181
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23			1,054	1,096,160
6.375%	05/15/25			918	959,310

					10,339,421

Iron/Steel — 0.2%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
7.250%	02/25/22			28	31,569
7.750%	03/01/41			648	690,119
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
Gtd. Notes, 144A
6.375%	05/01/22			875	872,813
Steel Dynamics, Inc.,
Gtd. Notes
5.125%	10/01/21			205	213,803
5.250%	04/15/23			285	298,538
5.500%	10/01/24			411	435,660
6.375%	08/15/22			309	322,133
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
8.375%	07/01/21			420	464,323
Vale Overseas Ltd. (Brazil),
Gtd. Notes
4.375%	01/11/22			99	97,268

					3,426,226

Leisure Time
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23			135	138,627
5.375%	04/15/23			354	361,080
Thomas Cook Group PLC (United Kingdom),
Sr. Unsec’d. Notes, RegS
6.250%	06/15/22		EUR	100	110,834

					610,541

Lodging — 0.2%
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23			282	303,149
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties,
Sr. Sec’d. Notes
8.000%	10/01/20	(a)		1,225	1,283,188
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
4.250%	09/01/24			93	90,210

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Lodging (continued)
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
4.850%	03/15/26			200	$210,618
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26			240	231,000
6.625%	12/15/21			496	554,280
6.750%	10/01/20	(a)		526	585,175
7.750%	03/15/22			110	126,500
8.625%	02/01/19			43	48,321
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21			1,039	1,088,353

					4,520,794

Machinery-Construction & Mining
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19			445	433,875
Cortes NP Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24			415	439,900

					873,775

Machinery-Diversified — 0.1%
CNH Industrial Finance Europe SA (United Kingdom),
Gtd. Notes, GMTN RegS
2.875%	05/17/23		EUR	175	189,357
Gardner Denver, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	08/15/21	(a)		180	179,100
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.050%	10/01/18			500	501,700
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24			400	403,000
5.875%	08/15/26			188	188,000
Xylem, Inc.,
Sr. Unsec’d. Notes
3.250%	11/01/26			600	582,631

					2,043,788

Media — 1.8%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.500%	05/15/26			511	531,439
Sr. Sec’d. Notes, RegS
5.250%	02/15/23		EUR	100	111,581
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25			242	254,099
7.750%	05/15/22			730	779,275
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23			980	1,016,749
5.500%	05/15/26			364	371,279

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22		188	$189,175
5.000%	04/01/24		181	181,905
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/18		258	272,190
8.000%	04/15/20		521	571,798
CBS Corp.,
Gtd. Notes
2.900%	01/15/27	(a)	1,620	1,502,715
CBS Radio, Inc.,
Gtd. Notes, 144A
7.250%	11/01/24	(a)	292	306,599
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.250%	09/30/22		180	186,299
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23		344	354,319
5.500%	05/01/26		724	738,479
5.750%	02/15/26		245	253,575
5.875%	05/01/27		1,359	1,409,963
Cengage Learning Acquistions, Inc., Escrow,
Sr. Sec’d. Notes^
2.503%	12/31/14	(d)(g)	69	—
2.525%	04/15/20	(g)	356	—
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Sec’d. Notes, 144A
7.750%	07/15/25		956	1,051,599
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		1,037	1,055,148
6.375%	09/15/20		291	299,730
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		255	260,160
4.908%	07/23/25		2,100	2,213,253
6.484%	10/23/45		800	924,863
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
6.500%	11/15/22	(a)	2,026	2,071,585
7.625%	03/15/20		1,428	1,427,100
Comcast Corp.,
Gtd. Notes
3.400%	07/15/46		345	301,293
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25		206	225,055
Sr. Unsec’d. Notes
5.250%	06/01/24	(a)	1,413	1,381,208
Sr. Unsec’d. Notes, 144A
10.125%	01/15/23		565	652,575
10.875%	10/15/25		1,191	1,417,290
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		420	417,900
5.875%	11/15/24		425	437,325
6.750%	06/01/21		102	110,670
7.750%	07/01/26		1,164	1,312,410

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19	(a)		226	$184,755
9.000%	03/01/21			53	39,220
9.000%	09/15/22	(a)		605	444,675
10.625%	03/15/23			355	268,025
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
Sr. Unsec’d. Notes, 144A
7.875%	05/15/24			119	119,893
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.250%	08/01/21			400	419,000
6.875%	08/15/23			151	160,815
NBCUniversal Enterprise, Inc.,
Gtd. Notes, 144A
1.974%	04/15/19			400	401,445
Jr. Sub. Notes, 144A
5.250%	03/29/49			100	105,000
Nexstar Escrow Corp.,
Gtd. Notes, 144A
5.625%	08/01/24	(a)		314	311,645
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22			261	265,894
Radio One, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	04/15/22			100	99,000
RCN Telecom Services LLC/RCN Capital Corp.,
Sr. Unsec’d. Notes, 144A
8.500%	08/15/20			235	249,100
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22			976	1,001,620
7.375%	05/01/26			2,012	2,062,300
Sr. Sec’d. Notes, RegS
5.375%	05/15/22		EUR	100	110,265
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.375%	04/15/25	(a)		350	348,250
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24			159	160,590
Telenet Finance V Luxembourg SCA (Luxembourg),
Sr. Sec’d. Notes, RegS
6.750%	08/15/24		EUR	137	159,731
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42			400	362,262
5.000%	02/01/20			300	318,399
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19			600	599,638
2.950%	07/15/26			925	861,658
3.600%	07/15/25			275	273,460
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23	(a)		81	77,355

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Tribune Media Co.,
Gtd. Notes
5.875%	07/15/22			533	$541,661
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.000%	01/15/25			200	199,000
Sr. Sec’d. Notes, RegS
3.500%	01/15/27		EUR	151	155,772
4.000%	01/15/25		EUR	154	168,593
5.750%	01/15/23		EUR	154	173,334
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23			793	781,105
5.125%	02/15/25			1,150	1,099,688
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, RegS
4.000%	01/15/27		EUR	200	210,004
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	01/15/25			580	581,450
Virgin Media Receivables Financing Notes I DAC (United Kingdom),
Sr. Unsec’d. Notes, RegS
5.500%	09/15/24		GBP	100	122,997
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26			475	469,063
5.500%	08/15/26			214	213,465
Sr. Sec’d. Notes, RegS
6.000%	04/15/21		GBP	247	316,185
Sr. Sec’d. Notes, RegS, RegS
5.125%	01/15/25		GBP	100	125,989
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20			1,091	1,134,640
Ziggo Bond Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/25			415	415,000

					40,702,544

Metal Fabricate/Hardware — 0.1%
Grinding Media, Inc./MC Grinding Media Canada, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23			219	230,081
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26			992	1,001,920
6.250%	08/15/24			908	962,480
Wise Metals Group LLC/Wise Alloys Finance Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/18	(a)		524	544,960

					2,739,441

Mining — 0.6%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24			200	216,999
7.000%	09/30/26			200	218,999

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Mining (continued)
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
4.125%	09/27/22			400	$403,003
4.450%	09/27/20			106	108,649
Gtd. Notes, EMTN RegS
1.500%	04/01/20		EUR	200	210,242
3.250%	04/03/23		EUR	100	109,765
3.500%	03/28/22		EUR	100	111,917
Constellium NV (Netherlands),
Gtd. Notes, 144A
5.750%	05/15/24			612	572,220
8.000%	01/15/23			785	816,400
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A
7.000%	02/15/21			318	316,283
7.250%	05/15/22			277	272,845
Freeport-McMoRan, Inc.,
Gtd. Notes
2.300%	11/14/17			535	530,988
2.375%	03/15/18			1,935	1,920,488
3.100%	03/15/20			1,235	1,204,125
3.550%	03/01/22	(a)		818	760,740
3.875%	03/15/23			2,201	2,019,418
5.450%	03/15/43			1,490	1,233,005
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/22			226	248,600
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24			146	151,110
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45			400	392,690
Teck Resources Ltd. (Canada),
Gtd. Notes
3.000%	03/01/19			274	274,000
3.750%	02/01/23			679	641,655
5.200%	03/01/42			568	499,840
5.400%	02/01/43			360	318,600
6.000%	08/15/40			350	332,500
Gtd. Notes, 144A
8.500%	06/01/24	(a)		521	600,453
Sr. Unsec’d. Notes
6.125%	10/01/35			123	119,618

					14,605,152

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	10/15/22			247	232,179
6.125%	01/15/23			608	579,667
7.500%	03/15/25			550	543,411
8.750%	12/01/21			290	307,763
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.000%	07/15/22			628	614,184
General Electric Co.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38			200	251,706

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Sr. Unsec’d. Notes, MTNA
6.750%	03/15/32		200	$266,226
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
1.950%	03/01/19		1,100	1,105,675
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		75	76,343

				3,977,154

Multi-National — 0.1%
FMS Wertmanagement AoeR (Germany), Gov’t.
Gtd. Notes
1.125%	09/05/17		1,966	1,964,643

Office/Business Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24		320	327,199
6.000%	08/15/22		370	391,275

				718,474

Oil & Gas — 1.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/24		142	146,969
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.112%	09/16/21		720	706,427
2.237%	05/10/19		500	503,030
California Resources Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22		922	820,580
Callon Petroleum Co.,
Gtd. Notes, 144A
6.125%	10/01/24		289	297,670
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.250%	03/15/38		300	341,299
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	738	756,450
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.200%	09/15/43		25	23,813
5.700%	10/15/19		59	63,115
Chesapeake Energy Corp.,
Gtd. Notes
4.130%(c)	04/15/19		805	809,025
4.875%	04/15/22		190	173,375
6.625%	08/15/20		292	294,920
6.875%	11/15/20		277	277,000
Gtd. Notes, 144A
8.000%	01/15/25		401	409,020
Sec’d. Notes, 144A
8.000%	12/15/22		70	75,513
Cimarex Energy Co.,
Gtd. Notes
4.375%	06/01/24		500	519,973

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Concho Resources, Inc.,
Gtd. Notes
6.500%	01/15/22		66	$68,290
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24		151	139,298
4.500%	04/15/23	(a)	410	401,800
5.000%	09/15/22	(a)	343	346,221
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		228	237,120
7.750%	02/15/23		225	243,000
Denbury Resources, Inc.,
Gtd. Notes
4.625%	07/15/23		48	38,520
5.500%	05/01/22		200	174,500
Sec’d. Notes, 144A
9.000%	05/15/21		768	831,360
Diamondback Energy, Inc.,
Gtd. Notes, 144A
5.375%	05/31/25		249	250,419
Encana Corp. (Canada),
Sr. Unsec’d. Notes
3.900%	11/15/21		98	98,704
Ensco PLC,
4.500%	10/01/24		84	72,030
Sr. Unsec’d. Notes
4.700%	03/15/21		280	269,338
EP Energy LLC/Everest Acquisition Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	11/29/24		194	208,492
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.,
Gtd. Notes, 144A
7.875%	07/15/21		479	512,530
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.726%	03/01/23		520	521,769
4.114%	03/01/46	(a)	475	486,530
Great Western Petroleum LLC/Great Western Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/21		422	438,880
Gulfport Energy Corp.,
Gtd. Notes
6.625%	05/01/23		125	130,625
Gtd. Notes, 144A
6.000%	10/15/24		387	393,773
6.375%	05/15/25		246	249,124
Halcon Resources Corp.,
Sec’d. Notes, 144A
8.625%	02/01/20	(a)	300	312,000
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.000%	12/01/24		277	274,923
5.750%	10/01/25		197	199,463
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	12/14/18		1,200	1,215,976
3.400%	12/15/20		1,100	1,124,996

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Matador Resources Co.,
Gtd. Notes
6.875%	04/15/23		520	$546,000
Sr. Unsec’d. Notes, 144A
6.875%	04/15/23		542	569,100
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		394	350,660
6.500%	03/15/21		708	654,900
7.000%	03/31/24		1,057	956,585
Murphy Oil Corp.,
Sr. Unsec’d. Notes
4.700%	12/01/22	(a)	342	330,779
Nabors Industries, Inc.,
Gtd. Notes, 144A
5.500%	01/15/23		363	377,974
Noble Holding International Ltd. (United Kingdom),
Gtd. Notes
4.625%	03/01/21		16	15,360
7.750%	01/15/24		671	631,143
Noble Holding US Corp./Noble Drilling Services 6 LLC/Noble Drilling Holding LLC,
Gtd. Notes
7.500%	03/15/19		165	173,250
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21		308	313,775
6.875%	03/15/22	(a)	333	341,325
6.875%	01/15/23	(a)	230	235,750
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.500%	06/15/25		690	699,745
4.400%	04/15/46		695	707,256
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.375%	01/15/25		140	140,476
6.250%	06/01/24		238	250,447
PDC Energy, Inc.,
Gtd. Notes
7.750%	10/15/22		265	282,225
Gtd. Notes, 144A
6.125%	09/15/24		240	245,400
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22		300	300,900
5.500%	01/21/21		100	102,875
5.500%	06/27/44		128	106,522
Gtd. Notes, 144A
5.375%	03/13/22		47	48,127
Gtd. Notes, MTN, 144A
4.625%	09/21/23		515	500,992
5.500%	02/04/19		525	543,842
6.750%	09/21/47		255	240,924
Precision Drilling Corp. (Canada),
Gtd. Notes
6.500%	12/15/21		65	65,975
6.625%	11/15/20		48	48,550

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23			165	$165,413
5.375%	10/01/22			591	592,478
6.875%	03/01/21			75	79,688
Range Resources Corp.,
Gtd. Notes, 144A
5.000%	03/15/23			325	321,750
5.750%	06/01/21			137	143,508
5.875%	07/01/22			543	564,720
Repsol International Finance BV (Spain),
Gtd. Notes, RegS
4.500%(c)	03/25/75		EUR	100	99,120
Resolute Energy Corp.,
Gtd. Notes
8.500%	05/01/20			312	317,460
Rowan Cos., Inc.,
Gtd. Notes
4.875%	06/01/22			85	80,325
7.375%	06/15/25			455	464,100
RSP Permian, Inc.,
Gtd. Notes
6.625%	10/01/22			338	357,435
Gtd. Notes, 144A
5.250%	01/15/25			183	183,915
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23	(a)		1,428	1,356,600
7.750%	06/15/21			5	5,088
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
6.750%	05/01/23			205	218,325
6.875%	06/30/23			1,030	1,091,800
8.250%	05/15/20			157	166,420
Shell International Finance BV (Netherlands),
Gtd. Notes
1.875%	05/10/21			800	782,174
2.125%	05/11/20			350	349,582
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)		306	288,405
5.625%	06/01/25	(a)		180	173,700
6.125%	11/15/22			27	27,338
6.500%	11/15/21			220	224,400
Southwestern Energy Co.,
Sr. Unsec’d. Notes
4.100%	03/15/22	(a)		339	320,287
5.800%	01/23/20	(a)		705	726,150
6.700%	01/23/25			75	76,688
7.500%	02/01/18			48	49,920
Statoil ASA (Norway),
Gtd. Notes
1.950%	11/08/18			500	501,617
2.750%	11/10/21			1,035	1,045,315
Tesoro Corp.,
Gtd. Notes, 144A
4.750%	12/15/23			539	542,706
5.125%	12/15/26			410	414,674

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Total Capital International SA (France),
Gtd. Notes
2.100%	06/19/19			500	$502,417
TOTAL SA (France),
Jr. Sub. Notes, EMTN, RegS
3.875%(c)	12/29/49		EUR	100	111,055
Transocean, Inc.,
Gtd. Notes
4.250%	10/15/17			228	230,280
5.550%	10/15/22	(a)		427	374,693
6.000%	03/15/18			793	802,913
7.375%	04/15/18			40	40,600
Gtd. Notes, 144A
9.000%	07/15/23			487	499,175
Whiting Petroleum Corp.,
Gtd. Notes
5.000%	03/15/19			677	679,647
5.750%	03/15/21			1	996
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24			205	198,850
6.000%	01/15/22	(a)		493	505,325
7.500%	08/01/20			90	96,750
8.250%	08/01/23			410	458,175

					41,470,694

Oil & Gas Services
SESI LLC,
Gtd. Notes
6.375%	05/01/19			110	110,000
Weatherford International LLC,
Gtd. Notes
6.800%	06/15/37			35	28,700
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22			119	103,233
5.950%	04/15/42			101	76,255
6.500%	08/01/36			100	80,250
7.000%	03/15/38	(a)		128	106,560
7.750%	06/15/21			35	35,350
8.250%	06/15/23			35	35,613
Gtd. Notes, 144A
9.875%	02/15/24			123	131,071

					707,032

Packaging & Containers — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
6.000%	06/30/21			825	839,438
6.750%	01/31/21			370	381,099
7.250%	05/15/24			1,032	1,087,469
Gtd. Notes, RegS
6.750%	05/15/24		EUR	125	140,463
Sr. Sec’d. Notes, 144A
4.625%	05/15/23			331	328,312
Sr. Sec’d. Notes, RegS
4.250%	01/15/22		EUR	230	250,282

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Ball Corp.,
Gtd. Notes
5.000%	03/15/22		186	$194,835
Crown European Holdings SA,
Gtd. Notes, RegS
3.375%	05/15/25	EUR	119	126,556
JH-Holding Finance SA (Germany),
Sr. Sec’d. Notes, RegS, PIK
8.250%	12/01/22	EUR	100	113,017
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand),
Gtd. Notes, 144A
7.000%	07/15/24		471	500,732
Sr. Sec’d. Notes
5.750%	10/15/20		859	885,844
Sr. Sec’d. Notes, 144A
4.380%(c)	07/15/21		840	858,900
Sealed Air Corp.,
Gtd. Notes, 144A
6.875%	07/15/33		134	136,345
Gtd. Notes, RegS
4.500%	09/15/23	EUR	106	121,345
Verallia Packaging SASU (France),
Sr. Sec’d. Notes, RegS
5.125%	08/01/22	EUR	175	195,052

				6,159,689

Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20		320	320,084
Actavis Funding SCS,
Gtd. Notes
2.350%	03/12/18		890	895,145
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
1.150%	05/15/17		1,100	1,099,599
Baxalta, Inc.,
Gtd. Notes
2.875%	06/23/20		470	469,883
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
1.500%	10/06/17		1,350	1,348,227
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.700%	03/15/18		350	349,649
DPx Holdings BV,
Sr. Unsec’d. Notes, 144A
7.500%	02/01/22		305	322,538
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
7.250%	01/15/22		96	88,320
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		435	381,169
Grifols Worldwide Operations Ltd. (Spain),
Gtd. Notes
5.250%	04/01/22		321	332,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical, Inc.,
Gtd. Notes, 144A
7.500%	10/01/24	433	$453,524
Johnson & Johnson,
Sr. Unsec’d. Notes
2.050%	03/01/23	250	243,249
3.700%	03/01/46	545	537,023
McKesson Corp.,
Sr. Unsec’d. Notes
5.700%	03/01/17	500	503,453
Merck & Co., Inc.,
Sr. Unsec’d. Notes
3.700%	02/10/45	135	128,728
Nature’s Bounty Co. (The),
Sr. Unsec’d. Notes, 144A
7.625%	05/15/21	1,140	1,179,900
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.400%	05/06/44	700	754,908
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.300%	06/15/43	700	724,627
7.200%	03/15/39	400	577,795
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19	1,700	1,678,447
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.400%	07/20/18	525	520,719
1.700%	07/19/19	230	225,981
2.200%	07/21/21	445	425,726
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20	327	276,315
5.625%	12/01/21	252	195,300
5.875%	05/15/23	93	70,215
6.125%	04/15/25	619	465,024
6.375%	10/15/20	1,237	1,062,657
6.750%	08/15/21	120	99,600
7.000%	10/01/20	803	692,086
7.500%	07/15/21	490	415,275
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.450%	11/13/20	245	251,458

			17,088,859

Pipelines — 1.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	09/15/24	75	75,749
Boardwalk Pipelines LP,
Gtd. Notes
5.950%	06/01/26	400	434,494
Buckeye Partners LP,
Sr. Unsec’d. Notes
2.650%	11/15/18	800	805,259
4.350%	10/15/24	600	612,317
5.850%	11/15/43	100	103,102

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes, 144A
5.875%	03/31/25		577	$588,719
7.000%	06/30/24		745	806,463
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.000%	12/15/20		45	46,125
6.125%	03/01/22		334	342,350
6.250%	04/01/23		45	45,900
DCP Midstream LLC,
Jr. Sub. Notes, 144A
5.850%(c)	05/21/43		55	46,750
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21		180	182,250
6.450%	11/03/36		238	238,000
6.750%	09/15/37		306	309,060
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.500%	06/01/27		582	567,450
5.875%	01/15/24	(a)	761	785,733
7.500%	10/15/20		352	392,480
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
9.000%	04/15/19		71	80,787
Enterprise Products Operating LLC,
Gtd. Notes
5.100%	02/15/45		500	527,325
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		109	107,093
5.750%	02/15/21		40	40,400
6.000%	05/15/23		117	119,048
6.750%	08/01/22		450	467,550
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		140	142,010
5.550%	06/01/45		200	210,355
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
5.000%	03/01/26		600	657,940
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
7.119%	12/15/17		2,673	2,786,603
7.768%	12/15/37		436	462,160
9.625%	06/01/19		182	190,645
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41		500	549,949
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22		90	90,450
7.500%	09/01/23		417	479,550
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/20		135	142,088
6.000%	01/15/19		135	141,750
6.850%	07/15/18		45	47,531
6.875%	04/15/40		862	857,690

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21			480	$513,600
5.625%	04/15/23			1,035	1,099,688
5.750%	05/15/24			1,468	1,574,430
6.250%	03/15/22			100	109,500
Sr. Sec’d. Notes, 144A
5.000%	03/15/27			53	53,464
5.875%	06/30/26			474	510,735
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24			263	261,028
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23			278	265,838
5.250%	05/01/23			19	19,190
6.375%	08/01/22			283	292,905
6.750%	03/15/24			97	104,033
Gtd. Notes, 144A
5.125%	02/01/25			105	104,213
5.375%	02/01/27			60	59,400
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
6.125%	10/15/21			53	55,650
6.250%	10/15/22			507	537,420
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.875%	01/15/26			345	383,345
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.650%	07/01/26			200	207,080
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23			76	73,340
4.550%	06/24/24	(a)		462	458,535
5.750%	06/24/44			1,104	1,070,880
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	09/15/25	(a)		55	54,383
5.100%	09/15/45	(a)		500	475,225

					22,767,007

Real Estate — 0.1%
ATF Netherlands BV (Germany),
Gtd. Notes, RegS
2.125%	03/13/23		EUR	100	104,744
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
4.875%	06/01/23			1,219	1,176,335
5.250%	12/01/21	(a)		447	458,175
Rialto Holdings LLC/Rialto Corp.,
Gtd. Notes, 144A
7.000%	12/01/18			235	237,938

					1,977,192

Real Estate Investment Trusts (REITs) — 0.4%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20			600	598,615

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
American Tower Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/22	720	$689,666
2.800%	06/01/20	1,200	1,200,635
3.400%	02/15/19	325	332,133
3.450%	09/15/21	400	405,175
5.050%	09/01/20	200	214,623
5.900%	11/01/21	200	223,947
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	750	762,173
Communications Sales & Leasing, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23	879	931,740
Gtd. Notes, 144A
7.125%	12/15/24	438	442,380
Sr. Sec’d. Notes, 144A
6.000%	04/15/23	90	92,925
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	09/01/21	195	188,652
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	04/01/23	160	166,000
5.875%	01/15/26	331	348,378
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25	166	165,170
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23	355	340,800
5.875%	10/15/24	255	251,494
6.000%	04/15/26	122	119,865
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc.,
Gtd. Notes, 144A
5.625%	05/01/24	841	880,948
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
4.500%	09/01/26	343	329,280
Simon Property Group LP,
Sr. Unsec’d. Notes
5.650%	02/01/20	100	109,392
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	12/15/21	284	287,806
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
2.700%	09/17/19	295	298,377
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
6.950%	08/01/17	300	308,465

			9,688,639

Retail — 0.9%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
6.000%	04/01/22	606	633,270

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Asbury Automotive Group, Inc.,
Gtd. Notes
6.000%	12/15/24	(a)		658	$672,805
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.300%	01/13/17			725	725,023
2.500%	04/15/21			840	830,562
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/18			1,700	1,778,013
CVS Health Corp.,
Sr. Unsec’d. Notes
2.250%	12/05/18			500	504,383
Dollar Tree, Inc.,
Gtd. Notes
5.750%	03/01/23			1,392	1,473,877
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.000%	04/01/21	(a)		590	585,310
5.875%	12/16/36			700	884,353
5.950%	04/01/41			300	381,381
JC Penney Corp., Inc.,
Gtd. Notes
6.375%	10/15/36			153	128,711
7.400%	04/01/37	(a)		297	267,300
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
5.250%	06/01/26			186	188,790
L Brands, Inc.,
Gtd. Notes
6.875%	11/01/35			538	548,760
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.100%	12/07/18			195	196,158
2.625%	01/15/22			800	797,642
2.750%	12/09/20			115	116,282
3.250%	06/10/24			800	811,951
4.875%	12/09/45			515	551,603
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, 144A
8.000%	10/15/21	(a)		633	470,003
O’Reilly Automotive, Inc.,
Gtd. Notes
3.550%	03/15/26			500	496,731
4.625%	09/15/21			200	214,645
4.875%	01/14/21			400	429,420
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26			360	355,500
5.750%	10/01/22			422	434,660
Punch Taverns Finance B Ltd. (United Kingdom),
Sr. Sec’d. Notes
5.267%	03/30/24		GBP	32	36,852
5.943%	09/30/22		GBP	116	142,021
Punch Taverns Finance PLC (United Kingdom),
Sec’d. Notes, RegS, 144A
5.901%(c)	10/15/27		GBP	136	159,228

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21		387	$406,350
9.250%	03/15/20		333	345,488
Gtd. Notes, 144A
6.125%	04/01/23		892	958,900
Sr. Unsec’d. Notes
7.700%	02/15/27		707	883,750
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.750%	06/01/22		180	186,975
THOM Europe SAS (France),
Sr. Sec’d. Notes, RegS
7.375%	07/15/19	EUR	100	111,055
Unique Pub Finance Co. PLC (The) (United Kingdom),
Asset-Backed
5.659%	06/30/27	GBP	244	316,407
Asset-Backed, RegS
6.464%	03/30/32	GBP	100	108,318
Walgreen Co.,
Gtd. Notes
5.250%	01/15/19		100	105,834
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	11/17/17		805	807,008
2.600%	06/01/21		195	193,776
2.700%	11/18/19		1,100	1,114,592

				20,353,687

Semiconductors — 0.3%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.000%	07/01/24		61	63,288
7.500%	08/15/22		99	107,168
Analog Devices, Inc.,
Sr. Unsec’d. Notes
3.125%	12/05/23		370	369,970
3.500%	12/05/26		1,150	1,139,357
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/20		345	347,856
Intel Corp.,
Sr. Unsec’d. Notes
2.450%	07/29/20		505	512,119
3.300%	10/01/21		200	207,833
KLA-Tencor Corp.,
Sr. Unsec’d. Notes
3.375%	11/01/19		170	174,039
Maxim Integrated Products, Inc.,
Sr. Unsec’d. Notes
2.500%	11/15/18		250	252,244
Micron Technology, Inc.,
Sr. Unsec’d. Notes
5.500%	02/01/25		40	39,800
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23		403	404,511
5.625%	01/15/26		97	96,151

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Semiconductors (continued)
Microsemi Corp.,
Gtd. Notes, 144A
9.125%	04/15/23	49	$57,085
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.200%	09/16/26	870	836,468
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/15/20	772	799,020
4.625%	06/15/22	415	434,713
4.625%	06/01/23	202	212,100
5.750%	03/15/23	223	235,265
Sr. Unsec’d. Notes, 144A
3.875%	09/01/22	200	202,500
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
1.400%	05/18/18	645	644,912
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25	145	142,100
5.625%	11/01/24	140	145,950
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	200	209,000

			7,633,449

Software — 0.7%
Activision Blizzard, Inc.,
Gtd. Notes, 144A
2.300%	09/15/21	130	126,860
3.400%	09/15/26	185	175,588
BMC Software Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	07/15/21	787	735,353
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes
3.400%	06/27/26	460	443,909
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	1,324	1,410,060
Sec’d. Notes, 144A
5.750%	01/15/24	2,597	2,679,792
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.850%	06/01/25	700	711,925
Inception Merger Sub, Inc./Rackspace Hosting, Inc.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/24	673	712,337
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, 144A, PIK
7.125%	05/01/21	337	347,110
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22	1,154	1,203,045
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	190	181,450

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
Microsoft Corp.,
Sr. Unsec’d. Notes
2.000%	08/08/23			1,025	$979,698
3.450%	08/08/36			700	665,253
4.450%	11/03/45			520	554,018
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20			112	115,220
5.625%	12/15/26			124	121,923
6.000%	07/01/24			220	227,150
Oracle Corp.,
Sr. Unsec’d. Notes
3.850%	07/15/36			900	878,328
PTC, Inc.,
Sr. Unsec’d. Notes
6.000%	05/15/24			139	146,645
RP Crown Parent LLC,
Sr. Sec’d. Notes, 144A
7.375%	10/15/24			349	362,088
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24			1,243	1,398,375
Sophia LP/Sophia Finance, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/23			392	416,500
SS&C Technologies Holdings, Inc.,
Gtd. Notes
5.875%	07/15/23			773	801,021
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, RegS
7.500%	02/01/23		EUR	100	97,402

					15,491,050

Storage/Warehousing
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24			777	804,195

Telecommunications — 1.7%
Alcatel-Lucent USA, Inc. (France),
Sr. Unsec’d. Notes
6.450%	03/15/29			1,367	1,425,098
AT&T, Inc.,
Sr. Unsec’d. Notes
2.375%	11/27/18			1,600	1,613,979
2.450%	06/30/20			215	213,502
4.125%	02/17/26	(a)		1,200	1,215,079
4.500%	03/09/48			593	532,854
4.750%	05/15/46			905	857,414
4.800%	06/15/44			135	127,563
5.150%	03/15/42			600	597,703
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	02/14/17			225	225,011
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN RegS
2.375%	01/16/24		EUR	100	104,117
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.450%	06/15/21			844	888,310

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
7.500%	04/01/24	(a)		210	$220,500
7.650%	03/15/42			198	173,250
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24			885	935,888
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
2.450%	06/15/20			1,100	1,111,097
Columbus Cable Barbados Ltd. (Barbados),
Gtd. Notes, 144A
7.375%	03/30/21			500	532,070
CommScope Technologies Finance LLC,
Gtd. Notes, 144A
6.000%	06/15/25			401	425,060
Consolidated Communications, Inc.,
Gtd. Notes
6.500%	10/01/22			250	248,125
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22			369	286,248
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21			985	890,903
eircom Finance DAC (Ireland),
Sr. Sec’d. Notes, RegS
4.500%	05/31/22		EUR	100	110,267
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21	(a)		340	322,150
6.875%	01/15/25			1,211	1,026,323
7.125%	03/15/19			155	164,106
7.625%	04/15/24			321	287,295
8.500%	04/15/20			135	141,750
11.000%	09/15/25			385	397,513
GTT Escrow Corp.,
Gtd. Notes, 144A
7.875%	12/31/24			90	93,843
Hughes Satellite Systems Corp.,
Gtd. Notes, 144A
6.625%	08/01/26	(a)		349	350,745
Sr. Sec’d. Notes, 144A
5.250%	08/01/26			285	279,300
Inmarsat Finance PLC (United Kingdom),
Gtd. Notes, 144A
4.875%	05/15/22			196	190,610
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23			497	334,879
7.250%	04/01/19			601	504,840
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23			414	415,553
5.375%	08/15/22			565	583,363
Gtd. Notes, 144A
5.250%	03/15/26			318	314,820
Matterhorn Telecom SA (Luxembourg),
Sr. Sec’d. Notes, RegS
3.875%	05/01/22		EUR	116	125,942

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39		481	$507,455
OTE PLC (Greece),
Gtd. Notes, GMTN RegS
3.500%	07/09/20	EUR	100	107,318
Play Finance 2 SA (Poland),
Sr. Sec’d. Notes, RegS
5.250%	02/01/19	EUR	220	235,509
SoftBank Group Corp. (Japan),
Gtd. Notes, 144A
4.500%	04/15/20		365	374,125
Gtd. Notes, RegS
4.750%	07/30/25	EUR	153	174,746
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28		2,421	2,390,738
6.900%	05/01/19		275	291,156
8.750%	03/15/32		124	136,400
Sprint Communications, Inc.,
Gtd. Notes, 144A
9.000%	11/15/18		1,571	1,732,028
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24		1,695	1,745,850
7.250%	09/15/21		416	442,000
7.875%	09/15/23		1,095	1,168,913
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	09/20/21		541	542,012
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34		861	796,425
6.375%	11/15/33		169	161,395
Telecom Italia Finance SA (Italy),
Gtd. Notes, EMTN
7.750%	01/24/33	EUR	85	114,199
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		200	195,500
Sr. Unsec’d. Notes, EMTN
5.875%	05/19/23	GBP	150	206,004
6.375%	06/24/19	GBP	200	269,522
Telefonica Europe BV (Spain),
Gtd. Notes, RegS
3.750%(c)	12/29/49	EUR	100	102,897
4.200%(c)	12/29/49	EUR	200	214,731
5.000%(c)	03/31/49	EUR	100	109,081
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
8.875%	11/15/24		224	233,520
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	03/01/23		374	395,038
6.500%	01/15/24		522	559,845
6.500%	01/15/26		353	381,681
6.625%	11/15/20		80	81,800
6.633%	04/28/21		124	129,425

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
6.731%	04/28/22			405	$423,225
6.836%	04/28/23			75	80,344
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21			565	569,119
3.650%	09/14/18			800	826,414
4.400%	11/01/34			600	592,192
4.600%	04/01/21	(a)		400	428,886
4.750%	11/01/41			400	394,978
5.012%	08/21/54			100	99,476
5.050%	03/15/34			500	526,518
6.550%	09/15/43			50	62,449
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	09/26/17			800	798,516
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
7.375%	04/23/21			1,000	1,040,000
Sec’d. Notes, RegS
7.000%	04/23/21		EUR	100	109,501
Sr. Sec’d. Notes, 144A
6.500%	04/30/20			200	208,000
Sr. Sec’d. Notes, RegS
4.000%	07/15/20		EUR	220	235,838
Windstream Services LLC,
Gtd. Notes
7.500%	06/01/22			106	103,880
7.750%	10/01/21			34	34,952

					38,600,671

Textiles
Springs Industries, Inc.,
Sr. Sec’d. Notes
6.250%	06/01/21			69	71,415

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42			300	311,765
Florida East Coast Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.750%	05/01/19			405	419,175
Silk Bidco A/S (Norway),
Sr. Sec’d. Notes, RegS
7.500%	02/01/22		EUR	100	111,297
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23			398	415,910
6.500%	06/15/22	(a)		619	649,950
Gtd. Notes, RegS
5.750%	06/15/21		EUR	100	111,602

					2,019,699

TOTAL CORPORATE BONDS (cost $524,223,200)					528,336,430

FOREIGN GOVERNMENT BONDS — 0.3%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, RegS, 144A
3.750%	04/21/37		AUD	140	104,753

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			332	$335,319
4.500%	01/28/26			800	823,999
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
2.375%	08/12/19			1,100	1,111,056
4.000%	01/29/21			100	104,602
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, RegS
2.550%	09/15/41		EUR	25	36,060
Sr. Unsec’d. Notes, RegS
2.600%	09/15/23		EUR	35	49,220
Sr. Unsec’d. Notes, RegS, 144A
1.250%	09/15/32		EUR	66	72,930
Japanese Government CPI Linked Bond (Japan),
Sr. Unsec’d. Notes
0.100%	09/10/24		JPY	66,400	600,055
0.100%	03/10/26		JPY	35,200	320,047
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.350%	01/15/47			200	171,500
Sr. Unsec’d. Notes, GMTN
3.500%	01/21/21	(a)		475	482,600
Sr. Unsec’d. Notes, MTNA
6.750%	09/27/34			500	592,500
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes, RegS
2.500%	09/20/35		NZD	184	132,131
3.000%	09/20/30		NZD	357	282,699
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
4.125%	08/25/27			509	528,724
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50			400	360,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $6,280,524)					6,108,195

MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49			100	135,851
City of San Francisco CA Public Utilities Commission Water Revenue,
Revenue Bonds, BABs
6.000%	11/01/40			200	243,836
Los Angeles Unified School District,
General Obligation Unlimited, BABs
5.750%	07/01/34			150	184,929
Metropolitan Water District of Southern California,
Revenue Bonds, BABs
6.947%	07/01/40			200	230,382
State of California,
General Obligation Unlimited, BABs
7.550%	04/01/39			400	594,003

					1,389,001

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Colorado
Denver City & County School District No 1,
Certificate Participation
4.242%	12/15/37	175	$178,049

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds, BABs
6.637%	04/01/57	95	116,975

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	100	124,875
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	200	212,299

			337,174

New Jersey — 0.1%
New Jersey Turnpike Authority,
Revenue Bonds, BABs
7.414%	01/01/40	400	576,212

New York
City of New York,
General Obligation Unlimited, BABs
5.846%	06/01/40	215	274,239
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	200	200,666

			474,905

Ohio
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.834%	02/15/41	100	141,423

Oregon
State of Oregon Department of Transportation,
Revenue Bonds, BABs
5.834%	11/15/34	200	251,822

Texas
Dallas Area Rapid Transit,
Revenue Bonds, BABs
5.999%	12/01/44	200	260,903

TOTAL MUNICIPAL BONDS (cost $3,648,313)			3,726,464

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 1.1%
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	140	138,516
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(c)	01/25/35	101	104,376
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19	38	38,584

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M1
2.356%(c)	01/25/24	(x)	314	$315,489
Series 2014-C03, Class 1M1
1.956%(c)	07/25/24	(x)	605	606,787
Series 2014-C03, Class 2M1
1.956%(c)	07/25/24	(x)	274	273,844
Series 2014-C04, Class 1M1
2.706%(c)	11/25/24	(x)	218	218,548
Series 2015-C02, Class 2M1
1.956%(c)	05/25/25	(x)	102	101,582
Series 2015-C03, Class 2M1
2.256%(c)	07/25/25	(x)	421	421,850
Series 2015-C04, Class 1M1
2.356%(c)	04/25/28	(x)	435	435,468
Series 2015-C04, Class 2M1
2.456%(c)	04/25/28	(x)	1,311	1,315,020
Series 2016-C03, Class 2M1
2.956%(c)	10/25/28	(x)	2,786	2,814,564
Series 2016-C04, Class 1M1
2.206%(c)	01/25/29	(x)	2,845	2,863,496
Series 2016-C05, Class 2M1
2.106%(c)	01/25/29	(x)	1,740	1,743,646
Series 2016-C07, Class 2M1
2.056%(c)	04/25/29	(x)	2,186	2,188,144
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2013-DN2, Class M1
2.206%(c)	11/25/23	(x)	1,143	1,145,952
Series 2014-DN2, Class M2
2.406%(c)	04/25/24	(x)	885	892,564
Series 2014-DN3, Class M2
3.156%(c)	08/25/24	(x)	797	799,159
Series 2014-HQ1, Class M2
3.256%(c)	08/25/24	(x)	938	946,378
Series 2014-HQ2, Class M1
2.206%(c)	09/25/24	(x)	139	139,466
Series 2014-HQ3, Class M2
3.406%(c)	10/25/24	(x)	856	863,588
Series 2015-DN1, Class M2
3.156%(c)	01/25/25	(x)	1,134	1,138,244
Series 2015-DN1, Class M3
4.906%(c)	01/25/25	(x)	1,560	1,643,639
Series 2015-HQ1, Class M3
4.556%(c)	03/25/25	(x)	580	613,968
Series 2015-HQA1, Class M2
3.406%(c)	03/25/28	(x)	2,141	2,184,650
Series 2016-HQA1, Class M1
2.506%(c)	09/25/28	(x)	1,709	1,714,982

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $25,653,417)				25,662,504

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.1%
Fannie Mae Interest Strip, Notes
3.577%(s)	05/15/29		780	515,433
Fannie Mae Principal Strip, Notes, MTN
3.350%(s)	03/23/28		250	172,560

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Farm Credit Banks
2.000%	04/04/22	447	$445,674
Federal Home Loan Banks
3.375%	12/08/23	500	528,709
4.000%	09/01/28	245	268,556
5.375%	08/15/24	750	901,294
Federal Home Loan Mortgage Corp.
1.804%(c)	06/01/43	38	38,754
2.453%(c)	05/01/43	47	47,916
2.520%(c)	08/01/43	18	18,070
3.000%	TBA	8,132	8,074,839
3.000%	TBA	115	118,001
3.000%	03/01/27	150	154,498
3.000%	05/01/27	60	61,172
3.000%	11/01/27	366	375,401
3.000%	04/01/29	341	350,744
3.000%	02/01/31	389	399,834
3.000%	05/01/31	89	91,209
3.000%	06/01/31	50	51,300
3.000%	05/01/33	127	129,513
3.000%	05/01/33	58	59,620
3.000%	05/01/33	26	26,933
3.038%(c)	08/01/41	124	131,153
3.500%	TBA	150	153,591
3.500%	03/01/32	116	120,619
3.500%	04/01/32	278	288,733
3.500%	05/01/35	161	167,426
3.500%	10/01/42	137	141,034
3.500%	06/01/43	481	495,254
3.500%	07/01/43	212	218,727
3.500%	08/01/45	4,427	4,541,441
3.500%	12/01/45	114	117,215
3.500%	01/01/46	25	25,706
3.500%	03/01/46	82	84,070
3.500%	03/01/46	70	72,260
3.500%	05/01/46	118	121,639
3.500%	05/01/46	66	68,069
3.500%	06/01/46	238	243,446
3.500%	07/01/46	244	250,187
3.500%	07/01/46	37	38,267
3.500%	07/01/46	26	27,026
3.500%	08/01/46	242	248,099
3.500%	08/01/46	229	235,114
3.500%	08/01/46	48	48,801
3.500%	09/01/46	358	367,184
3.500%	09/01/46	59	60,268
3.500%	11/01/46	1,045	1,072,093
3.500%	11/01/46	80	81,888
3.500%	11/01/46	70	71,521
3.500%	12/01/46	344	352,405
3.500%	01/01/47	7,773	7,966,842
4.000%	TBA	150	153,830
4.000%	06/01/44	892	942,227
4.000%	07/01/45	153	161,038
4.000%	10/01/45	2,543	2,671,783
4.000%	12/01/45	239	251,013
4.000%	03/01/46	413	434,116
4.000%	03/01/46	167	175,402

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	04/01/46	389	$409,145
4.000%	05/01/46	346	364,122
4.000%	09/01/46	1,255	1,320,958
4.000%	11/01/46	1,739	1,829,219
4.500%	TBA	1,000	1,024,141
4.500%	TBA	505	542,053
4.500%	06/01/38	271	290,776
4.500%	07/01/39	556	598,208
4.500%	09/01/39	24	26,431
4.500%	10/01/39	123	132,242
4.500%	01/01/40	185	200,884
4.500%	02/01/40	25	26,656
4.500%	04/01/40	50	54,359
4.500%	07/01/41	33	35,904
4.500%	08/01/41	32	34,410
4.500%	10/01/41	847	918,838
4.500%	01/01/42	51	55,735
4.500%	05/01/42	53	57,287
4.500%	01/01/45	60	64,997
4.500%	09/01/46	34	36,906
5.000%	TBA	400	408,906
5.000%	TBA	375	408,311
5.000%	01/01/37	43	47,113
5.000%	02/01/37	40	44,023
5.000%	03/01/38	290	316,558
5.500%	TBA	1,900	2,106,625
5.500%	06/01/35	169	190,546
5.500%	08/01/38	182	202,321
6.000%	09/01/36	186	212,183
Federal National Mortgage Assoc.
1.000%	09/27/17	34	34,032
1.898%(c)	04/01/43	90	92,750
1.905%(c)	05/01/43	291	298,428
2.044%(c)	06/01/43	167	169,101
2.160%(s)	10/09/19	8,700	8,250,236
2.468%(c)	08/01/42	189	193,794
3.000%	01/01/27	186	191,379
3.000%	08/01/27	62	63,399
3.000%	09/01/27	362	372,356
3.000%	09/01/27	40	40,755
3.000%	11/01/27	84	86,566
3.000%	11/01/27	66	67,493
3.000%	11/01/27	53	54,825
3.000%	11/01/27	42	43,400
3.000%	11/01/27	37	38,354
3.000%	11/01/27	32	33,249
3.000%	12/01/27	38	38,775
3.000%	02/01/31	1,080	1,109,577
3.000%	02/01/31	536	550,861
3.000%	02/01/31	22	22,297
3.000%	03/01/31	448	460,380
3.000%	05/01/33	100	102,398
3.000%	05/01/33	59	59,939
3.000%	05/01/33	37	37,827
3.000%	08/01/33	689	703,280
3.000%	12/01/46	91	90,272
3.009%(c)	08/01/41	178	187,992

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/30	32	$33,827
3.500%	05/01/32	89	92,187
3.500%	06/01/32	216	224,501
3.500%	08/01/32	56	58,049
3.500%	09/01/32	530	551,487
3.500%	06/01/35	154	160,242
3.500%	06/01/35	88	91,496
3.500%	06/01/42	569	586,726
3.500%	09/01/42	450	463,802
3.500%	11/01/42	197	203,574
3.500%	11/01/42	41	41,969
3.500%	01/01/43	7,276	7,504,573
3.500%	05/01/43	611	629,520
3.500%	03/01/45	66	67,942
3.500%	07/01/45	147	150,727
3.500%	08/01/45	168	172,090
3.500%	08/01/45	98	100,811
3.500%	09/01/45	881	904,491
3.500%	11/01/45	515	528,639
3.500%	12/01/45	240	246,230
3.500%	01/01/46	466	477,487
3.500%	02/01/46	406	416,383
3.500%	02/01/46	249	255,472
3.500%	02/01/46	88	90,017
3.500%	03/01/46	930	953,376
3.500%	03/01/46	100	102,813
3.500%	03/01/46	69	70,345
3.500%	04/01/46	74	75,779
3.500%	04/01/46	69	70,924
3.500%	04/01/46	34	35,409
3.500%	05/01/46	285	291,875
3.500%	05/01/46	50	51,553
3.500%	06/01/46	115	118,322
3.500%	06/01/46	36	37,428
3.500%	07/01/46	320	328,584
3.500%	07/01/46	80	82,405
3.500%	07/01/46	73	74,693
3.500%	08/01/46	97	99,710
3.500%	09/01/46	99	101,409
3.500%	10/01/46	205	210,356
3.500%	12/01/46	50	51,295
3.500%	12/01/46	25	25,610
4.000%	TBA	100	102,945
4.000%	05/01/26	392	414,077
4.000%	02/01/31	273	289,395
4.000%	09/01/41	21	22,185
4.000%	09/01/42	2,374	2,523,702
4.000%	09/01/42	18	18,620
4.000%	09/01/43	200	212,383
4.000%	10/01/44	685	721,815
4.000%	07/01/45	666	700,364
4.000%	09/01/45	39	41,309
4.000%	11/01/45	478	502,740
4.000%	01/01/46	1,377	1,448,658
4.000%	02/01/46	181	190,376
4.000%	02/01/46	114	119,818
4.000%	03/01/46	1,208	1,270,754
4.000%	03/01/46	1,172	1,232,855

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	03/01/46	724	$761,077
4.000%	03/01/46	489	514,681
4.000%	03/01/46	168	176,327
4.000%	04/01/46	2,593	2,728,566
4.000%	05/01/46	1,011	1,064,705
4.000%	07/01/46	78	82,484
4.000%	08/01/46	1,028	1,081,471
4.000%	08/01/46	912	962,766
4.000%	08/01/46	606	638,003
4.000%	08/01/46	126	132,409
4.000%	09/01/46	686	722,510
4.000%	11/01/46	958	1,007,770
4.500%	TBA	39,634	42,629,772
4.500%	TBA	770	827,254
4.500%	01/01/42	623	671,464
4.500%	01/01/42	303	327,058
4.500%	09/01/42	1,076	1,162,938
4.500%	06/01/44	415	446,642
4.500%	06/01/44	356	383,398
4.500%	11/01/45	74	80,123
4.500%	12/01/45	73	78,996
4.500%	01/01/46	94	101,505
4.500%	02/01/46	50	53,526
4.500%	03/01/46	425	457,935
4.500%	03/01/46	99	107,209
4.500%	04/01/46	1,591	1,713,385
4.500%	04/01/46	209	224,935
4.500%	04/01/46	2	2,548
4.500%	05/01/46	3	3,404
4.500%	06/01/46	297	319,919
4.500%	07/01/46	8	9,131
4.500%	08/01/46	704	761,032
4.500%	08/01/46	10	10,943
4.500%	09/01/46	840	908,818
4.500%	10/01/46	572	617,464
4.500%	10/01/46	369	397,288
5.000%	TBA	10,715	11,672,634
5.000%	TBA	400	408,469
5.000%	06/01/39	93	102,186
5.000%	12/01/39	180	196,499
5.000%	01/01/40	4	4,870
5.000%	04/01/40	399	435,485
5.000%	05/01/40	32	35,106
5.000%	06/01/40	23	24,837
5.000%	06/01/40	6	7,078
5.000%	06/01/40	6	6,242
5.000%	07/01/40	26	28,240
5.000%	07/01/40	5	5,833
5.000%	08/01/40	69	75,747
5.000%	09/01/40	14	15,250
5.000%	10/01/40	40	44,049
5.000%	02/01/41	321	350,963
5.000%	05/01/41	1,013	1,107,049
5.000%	05/01/41	363	396,331
5.500%	TBA	500	555,820
5.500%	04/01/36	120	133,893
5.500%	05/01/36	67	75,179
5.500%	09/01/36	207	232,575

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	08/01/37	153		$171,637
6.000%	03/01/34	2,047		2,354,337
6.320%	12/20/27	251		328,906
Financing Corp., Debs.
1.736%(s)	11/02/18	2,000		1,953,567
Government National Mortgage Assoc.
3.000%	TBA	400		404,234
3.500%	TBA	1,193		1,240,137
3.500%	TBA	800		831,842
3.500%	12/20/42	852		886,708
3.500%	12/20/42	196		204,526
3.500%	03/15/43	223		233,641
3.500%	03/15/43	43		44,660
3.500%	05/15/43	173		180,501
3.500%	06/20/43	440		460,068
3.500%	07/20/45	4,153		4,321,428
3.500%	05/20/46	530		551,257
3.500%	06/20/46	262		272,462
3.500%	07/20/46	371		386,022
3.500%	08/20/46	462		480,721
3.500%	09/20/46	3,179		3,308,959
3.500%	10/20/46	727		756,309
3.500%	11/20/46	1,812		1,886,468
3.500%	12/20/46	556		579,028
4.000%	TBA	3,360		3,567,697
4.000%	TBA	1,650		1,751,836
4.000%	12/15/40	119		126,389
4.000%	09/20/45	513		545,781
4.000%	01/20/46	295		313,743
4.000%	06/20/46	477		506,470
4.000%	09/20/46	1,463		1,555,206
4.000%	11/20/46	536		570,001
4.500%	TBA	1,289		1,375,756
4.500%	TBA	1,000		1,081,367
4.500%	08/15/39	885		960,475
4.500%	01/20/41	531		572,633
4.500%	03/20/41	81		87,726
4.500%	04/20/41	228		246,008
4.500%	09/20/43	87		92,687
4.500%	08/20/46	128		136,802
4.500%	09/20/46	122		130,817
4.500%	10/20/46	92		97,998
4.500%	11/20/46	44		47,044
5.000%	TBA	2,000		2,184,375
5.000%	TBA	1,000		1,073,906
5.000%	10/20/39	437		484,588
5.500%	07/20/40	798		874,130
6.000%	09/20/38	171		193,348
6.000%	10/20/38	218		249,187
Resolution Funding Corp., Sr. Unsec’d. Notes
8.125%	10/15/19	500		588,782

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $207,260,128)				206,765,174

U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bonds
3.000%	05/15/45	350		345,269
6.250%	05/15/30	—	(r)	141

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Bonds
0.125%	07/15/26		1,085	$1,057,988
0.125%	04/15/19		3,240	3,383,910
0.125%	04/15/20		3,020	3,149,480
0.125%	01/15/22		1,456	1,557,757
0.125%	07/15/22		895	943,098
0.125%	01/15/23		2,551	2,651,600
0.125%	07/15/24		1,495	1,495,058
0.250%	01/15/25		1,010	1,013,681
0.375%	07/15/23		1,980	2,074,923
0.375%	07/15/25		775	785,628
0.625%	07/15/21		1,037	1,147,154
0.625%	01/15/24		2,301	2,425,512
0.625%	01/15/26		855	877,386
0.625%	02/15/43		1,130	1,087,669
0.750%	02/15/42		1,358	1,375,157
0.750%	02/15/45		310	299,407
1.000%	02/15/46		155	158,785
1.125%	01/15/21		1,805	2,092,292
1.250%	07/15/20		760	889,614
1.375%	02/15/44		650	735,683
1.375%	01/15/20		990	1,163,798
1.750%	01/15/28		1,200	1,545,849
2.000%	01/15/26	(k)	790	1,083,842
2.125%	02/15/40		624	864,533
2.125%	02/15/41		1,094	1,503,298
2.375%	01/15/27		785	1,102,192
2.375%	01/15/25		1,285	1,891,963
2.500%	01/15/29		950	1,289,993
3.375%	04/15/32		45	84,709
3.625%	04/15/28		720	1,414,842
3.875%	04/15/29		900	1,809,183
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21		2,345	2,405,212
U.S. Treasury Notes
1.375%	07/31/18		5,112	5,134,764
2.000%	08/15/25	(k)	5,500	5,327,696
2.125%	05/15/25		1,775	1,740,054
U.S. Treasury Strip Coupon
2.045%(s)	05/15/25		3,420	2,773,572

TOTAL U.S. TREASURY OBLIGATIONS (cost $61,213,738)				60,682,692

TOTAL LONG-TERM INVESTMENTS (cost $1,763,353,105)				1,771,400,297

			Shares
SHORT-TERM INVESTMENTS — 31.6%
AFFILIATED MUTUAL FUNDS — 31.6%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)			548,227,631	548,227,631

AFFILIATED MUTUAL FUNDS (continued)		Shares	Value (Note 2)
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $170,430,641; includes $170,325,542 of cash collateral for securities on loan)(b)(w)		170,394,715	$170,428,794

TOTAL AFFILIATED MUTUAL FUNDS (cost $718,658,272)(Note 4)			718,656,425

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.68% and pay a floating rate based on 3 Month LIBOR, expiring 01/12/21	Deutsche Bank AG	300	33,172

Put Options
10 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $123.50		55	23,203
20 Year U.S. Treasury Bonds Futures,
expiring 01/27/17, Strike Price $151.00		25	46,094
Currency Option Euro vs United States Dollar,
expiring 01/30/17, Strike Price 1.07	Deutsche Bank AG	EUR 9	16,213
Currency Option Swiss Franc vs Norwegian Krone,
expiring 02/14/17, Strike Price 8.00	UBS AG	CHF 5	2
expiring 02/17/17, Strike Price 8.10	UBS AG	CHF 5	4
Interest Rate Swap Options,
Pay a fixed rate of 2.68% and receive a floating rate based on 3 Month LIBOR, expiring 01/12/21	Deutsche Bank AG	300	36,402

			121,918

TOTAL OPTIONS PURCHASED (cost $193,436)			155,090

TOTAL SHORT-TERM INVESTMENTS (cost $718,851,708)			718,811,515

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 109.4% (cost $2,482,204,813)			2,490,211,812

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
SECURITIES SOLD SHORT — (1.9)%
U.S. GOVERNMENT AGENCY OBLIGATIONS - SHORT
Federal Home Loan Mortgage Corp.
3.500%	TBA	1,060	$(1,105,445)
4.000%	TBA	441	(463,088)
Federal National Mortgage Assoc.
3.000%	TBA	5,754	(5,905,072)
3.000%	TBA	4,739	(4,707,414)
3.000%	TBA	436	(432,953)
3.500%	TBA	4,164	(4,296,294)
3.500%	TBA	12,039	(12,338,750)
4.000%	TBA	6,038	(6,347,754)
Government National Mortgage Assoc.
3.000%	TBA	7,700	(7,796,400)

TOTAL SECURITIES SOLD SHORT (proceeds received $43,231,372)			(43,393,170)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.90% and receive a floating rate based on 3 Month LIBOR, expiring 06/07/18	Deutsche Bank AG		2,700	(1,891)

Put Options
10 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $122.00			39	(4,875)
Currency Option Euro vs United State Dollar,
expiring 01/30/17, Strike Price 1.07	Deutsche Bank AG	EUR	9	(162)
Currency Option Swiss Franc vs Norwegian Krone,
expiring 02/17/17, Strike Price 7.90	UBS AG	CHF	5	(1)
Interest Rate Swap Options,
Receive a fixed rate of 1.90% and pay a floating rate based on 3 Month LIBOR, expiring 06/07/18	Deutsche Bank AG		2,700	(22,560)

				(27,598)

TOTAL OPTIONS WRITTEN
(premiums received $54,422)				(29,489)

Value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 107.5% (cost $2,438,919,019)	$2,446,789,153
Liabilities in excess of other assets(z) — (7.5)%	(169,836,125)

NET ASSETS — 100.0%	$2,276,953,028

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,202,772 and 0.2% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $166,776,763; cash collateral of $170,325,542 (including in liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Post maturity date.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
10	90 Day Euro Dollar	Dec. 2017	$2,475,875	$2,462,000	$(13,875)
28	90 Day Euro Dollar	Sep. 2018	6,921,250	6,868,750	(52,500)
29	2 Year U.S. Treasury Notes	Mar. 2017	6,276,512	6,283,938	7,426
681	5 Year U.S. Treasury Notes	Mar. 2017	80,014,878	80,129,227	114,349
1	10 Year Euro-Bund.	Mar. 2017	168,961	172,793	3,832
364	10 Year U.S. Treasury Notes	Mar. 2017	45,302,018	45,238,375	(63,643)
90	20 Year U.S. Treasury Bonds	Mar. 2017	13,530,001	13,559,063	29,062
55	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	8,892,477	8,813,750	(78,727)
50	ASX SPI 200 Index	Mar. 2017	4,968,752	5,079,526	110,774
45	Australian Dollar Currency	Mar. 2017	3,362,175	3,240,900	(121,275)
193	British Pound Currency	Mar. 2017	15,320,581	14,906,838	(413,743)
270	Euro Currency	Mar. 2017	36,041,761	35,687,250	(354,511)
150	FTSE 100 Index	Mar. 2017	12,638,486	13,032,708	394,222
159	Japanese Yen Currency	Mar. 2017	17,343,913	17,086,538	(257,375)
1,390	Mini MSCI Emerging Markets Index	Mar. 2017	61,003,625	59,693,550	(1,310,075)
618	NASDAQ 100 E-Mini Index	Mar. 2017	60,150,769	60,119,040	(31,729)
105	Nikkei 225 Index	Mar. 2017	16,477,549	17,159,358	681,809
9	S&P 500 E-Mini Index	Mar. 2017	1,008,469	1,006,290	(2,179)
53	S&P/TSX 60 Index	Mar. 2017	7,077,663	7,080,877	3,214
74	Swiss Franc Currency	Mar. 2017	9,171,491	9,126,050	(45,441)

					(1,400,385)

Short Positions:
10	90 Day Euro Dollar	Dec. 2018	2,472,757	2,450,000	22,757
13	2 Year U.S. Treasury Notes	Mar. 2017	2,819,290	2,816,938	2,352
2	5 Year Euro-Bobl	Mar. 2017	278,595	281,332	(2,737)
2	10 Year Australian Treasury Bonds	Mar. 2017	1,394,353	1,395,035	(682)
3	10 Year Euro-Bund	Mar. 2017	511,506	518,379	(6,873)
1	10 Year Japanese Bonds	Mar. 2017	1,284,962	1,285,476	(514)
1	10 Year U.K. Gilt	Mar. 2017	152,449	155,074	(2,625)
77	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	10,396,805	10,322,813	73,992
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	1,446,602	1,442,250	4,352
209	Canadian Dollar Currency	Mar. 2017	15,927,890	15,552,735	375,155
30	Euro Schatz. DUA Index	Mar. 2017	3,541,669	3,546,075	(4,406)
1,222	Euro STOXX 50 Index	Mar. 2017	41,184,699	42,153,456	(968,757)
2	Euro-BTP Italian Government Bond	Mar. 2017	281,957	284,869	(2,912)
21	S&P 500 E-Mini Index	Mar. 2017	2,377,142	2,348,010	29,132

					(481,766)

					$(1,882,151)

Cash of $13,075,730 and U.S. Treasury Obligations with a market value of $1,571,719 have been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/15/17	JPMorgan Chase	AUD	2,381	$1,723,644	$1,715,106	$(8,538)
British Pound,
Expiring 01/27/17	UBS AG	GBP	195	238,505	240,513	2,008
Expiring 03/15/17	Bank of New York Mellon	GBP	3,153	3,922,802	3,893,083	(29,719)
Canadian Dollar,
Expiring 03/15/17	JPMorgan Chase	CAD	15	11,225	11,182	(43)
Euro,
Expiring 02/01/17	Citigroup Global Markets	EUR	220	243,344	231,996	(11,348)
Expiring 02/01/17	Royal Bank of Scotland Group PLC	EUR	220	244,017	231,995	(12,022)

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 03/15/17	JPMorgan Chase	JPY	70,262	$598,994	$603,446	$4,452
Singapore Dollar,
Expiring 03/15/17	Credit Suisse First Boston Corp.	SGD	1,382	956,394	953,959	(2,435)
Swedish Krona,
Expiring 03/15/17	Credit Suisse First Boston Corp.	SEK	19,946	2,136,666	2,199,109	62,443
Swiss Franc,
Expiring 03/15/17	JPMorgan Chase	CHF	1,715	1,675,463	1,692,119	16,656

				$11,751,054	$11,772,508	21,454

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/05/17	Australia and New Zealand Banking Group	AUD	35	$26,019	$25,254	$765
Expiring 01/05/17	Hong Kong & Shanghai Bank	AUD	80	59,036	57,723	1,313
Expiring 03/15/17	JPMorgan Chase	AUD	7,864	5,746,720	5,664,675	82,045
British Pound,
Expiring 01/05/17	Royal Bank of Scotland Group PLC	GBP	2,413	3,013,463	2,974,311	39,152
Expiring 01/27/17	Citigroup Global Markets	GBP	100	124,320	123,340	980
Canadian Dollar,
Expiring 01/05/17	JPMorgan Chase	CAD	4,012	2,984,941	2,988,348	(3,407)
Expiring 03/15/17	JPMorgan Chase	CAD	49	36,708	36,527	181
Euro,
Expiring 01/05/17	Bank of America	EUR	77	82,245	81,081	1,164
Expiring 01/05/17	Bank of New York Mellon	EUR	3	3,200	3,159	41
Expiring 01/05/17	Barclays Capital Group	EUR	89	94,613	93,717	896
Expiring 01/05/17	Goldman Sachs & Co.	EUR	12,602	13,402,076	13,269,909	132,167
Expiring 01/05/17	Goldman Sachs & Co.	EUR	848	901,546	892,565	8,981
Expiring 01/05/17	Goldman Sachs & Co.	EUR	96	102,095	101,088	1,007
Expiring 01/05/17	Goldman Sachs & Co.	EUR	83	86,170	87,399	(1,229)
Expiring 02/01/17	Bank of America	EUR	220	244,334	231,996	12,338
Expiring 02/01/17	Goldman Sachs & Co.	EUR	220	247,830	231,995	15,835
Expiring 02/03/17	Citigroup Global Markets	EUR	19	19,887	20,038	(151)
Expiring 03/15/17	Credit Suisse First Boston Corp.	EUR	658	689,278	695,288	(6,010)
Expiring 03/15/17	JPMorgan Chase	EUR	1,824	1,903,600	1,927,363	(23,763)
Japanese Yen,
Expiring 01/05/17	Barclays Capital Group	JPY	104,743	923,965	896,518	27,447
Expiring 03/15/17	Bank of New York Mellon	JPY	38,297	325,321	328,914	(3,593)
New Zealand Dollar,
Expiring 01/05/17	Goldman Sachs & Co.	NZD	621	442,124	431,313	10,811
Expiring 03/15/17	Credit Suisse First Boston Corp.	NZD	61	42,461	42,281	180
Norwegian Krone,
Expiring 03/15/17	Bank of New York Mellon	NOK	7,369	846,466	853,772	(7,306)
Expiring 03/15/17	JPMorgan Chase	NOK	13,523	1,557,137	1,566,774	(9,637)
Singapore Dollar,
Expiring 03/15/17	Bank of New York Mellon	SGD	2,308	1,595,067	1,593,155	1,912

				$35,500,622	$35,218,503	282,119

						$303,573

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indicies—Buy Protection(1):
CDX.NA.IG.27.V1	12/20/21	1.000%	23,230	$(326,506)	$(359,432)	$(32,926)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
CNH Industrial NV	06/20/21	5.000%	EUR	102	1.877%	$14,712	$10,558	$4,154	Goldman Sachs & Co.
Fiat Chrysler Automobiles NV	12/20/21	5.000%	EUR	20	3.169%	1,815	1,451	364	Citigroup Global Markets
Standard North American	09/20/17	8.000%		300	0.303%	17,594	—	17,594	Deutsche Bank AG

						$34,121	$12,009	$22,112

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.27.V1	12/20/21	5.000%	10,789	$396,675	$686,010	$289,335

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
1,680	05/31/21	1.750%	3 Month LIBOR(1)	$—	$13,977	$13,977
520	05/31/21	1.420%	I Day USOIS(1)	—	4,003	4,003
4,888	12/15/21	1.878%	3 Month LIBOR(2)	—	(19,871)	(19,871)
3,666	12/15/21	1.847%	3 Month LIBOR(2)	—	(20,290)	(20,290)
550	08/15/26	2.514%	3 Month LIBOR(1)	—	(6,749)	(6,749)
2,235	12/15/28	2.392%	3 Month LIBOR(1)	—	8,748	8,748
1,676	12/15/28	2.355%	3 Month LIBOR(1)	—	13,214	13,214
290	11/15/43	2.778%	3 Month LIBOR(1)	—	(8,522)	(8,522)
139	08/19/46	1.804%	3 Month LIBOR(1)	—	23,806	23,806
90	08/31/46	1.728%	3 Month LIBOR(1)	—	16,904	16,904

				$—	$25,220	$25,220

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
EUR	405	12/08/21	1.125%	Eurostat Eurozone HICP ex Tobacco(1)	$1,858	$—	$1,858	Deutsche Bank AG
EUR	405	12/08/26	1.407%	Eurostat Eurozone HICP ex Tobacco(2)	(2,914)	—	(2,914)	Deutsche Bank AG

					$(1,056)	$—	$(1,056)

Cash of $678,376 and $295,000 have been segregated with Barclays Capital Group and Goldman Sachs & Co., respectively to cover requirement for open centrally cleared interest rate and credit default swap contracts as of December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	03/01/17		115,551	Pay fixed payments on the BCOM Index and receive variable payments based on USB3MTA	$839,016	$—	$839,016
Deutsche Bank AG	06/21/17		219,928	Pay fixed payments on the RMS G Index and receive variable payments based on the 3 Month LIBOR +28 bps	4,935,377	—	4,935,377
JPMorgan Chase	04/07/17	CHF	6,055	Pay fixed payments on the NDDLSZ Index and receive variable payments based on the 3 Month LIBOR +10 bps	4,672	—	4,672

					$5,779,065	$—	$5,779,065

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$390,470,556	$250,562,274	$—
Preferred Stocks	2,169,263	2,602,409	2,463,576
Unaffiliated Exchange Traded Funds	154,225,468	—	—
Rights	11,095	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	11,684,014	—
Non-Residential Mortgage-Backed Securities	—	58,906,145	1,947,674
Residential Mortgage-Backed Securities	—	506,991	—
Bank Loans	—	28,692,766	357,636
Commercial Mortgage-Backed Securities	—	34,182,511	—
Convertible Bonds	—	1,336,460	—
Corporate Bonds	—	527,902,544	433,886
Foreign Government Bonds	—	6,108,195	—
Municipal Bonds	—	3,726,464	—
Residential Mortgage-Backed Securities	—	25,662,504	—
U.S. Government Agency Obligations	—	206,765,174	—
U.S. Treasury Obligations	—	60,682,692	—
Affiliated Mutual Funds	718,656,425	—	—
Options Purchased	69,297	85,793	—
U.S. Government Agency Obligations – Short	—	(43,393,170)	—
Options Written	(4,875)	(24,614)	—
Other Financial Instruments*
Futures Contracts	(1,882,151)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	303,573	—
Centrally Cleared Credit Default Swap Agreements	—	256,409	—
OTC Credit Default Swap Agreements	—	34,121	—
Centrally Cleared Interest Rate Swap Agreements	—	25,220	—
OTC Interest Rate Swap Agreements	—	(1,056)	—
OTC Total Return Swap Agreements	—	5,779,065	—

Total	$1,263,715,078	$1,182,386,484	$5,202,772

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (7.5% represents investments purchased with collateral from securities on loan)	31.6%
U.S. Government Agency Obligations	9.1
Unaffiliated Exchange Traded Funds	6.8
Banks	6.0
Media	2.9
Non-Residential Mortgage-Backed Securities	2.7
U.S. Treasury Obligations	2.7
Pharmaceuticals	2.4
Oil, Gas & Consumable Fuels	1.9
Insurance	1.9
Oil & Gas	1.8
Telecommunications	1.8
Commercial Mortgage-Backed Securities	1.5
Diversified Financial Services	1.5
Software	1.5
Chemicals	1.1

Residential Mortgage-Backed Securities	1.1%
Pipelines	1.0
Healthcare-Services	0.9
IT Services	0.9
Retail	0.9
Health Care Providers & Services	0.8
Healthcare-Products	0.8
Semiconductors & Semiconductor Equipment	0.8
Biotechnology	0.7
Diversified Telecommunication Services	0.7
Electric	0.7
Food Products	0.7
Hotels, Restaurants & Leisure	0.7
Technology Hardware, Storage & Peripherals	0.7
Aerospace & Defense	0.6
Beverages	0.6
Capital Markets	0.6
Commercial Services	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Food & Staples Retailing	0.6
Internet Software & Services	0.6
Machinery	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (continued)
Metals & Mining	0.6%
Mining	0.6
Air Freight & Logistics	0.5
Automobiles	0.5
Collateralized Loan Obligations	0.5
Electric Utilities	0.5
Foods	0.5
Internet	0.5
Auto Components	0.4
Auto Manufacturers	0.4
Health Care Equipment & Supplies	0.4
Household Products	0.4
Industrial Conglomerates	0.4
Multi-Utilities	0.4
Real Estate Investment Trusts (REITs)	0.4
Specialty Retail	0.4
Tobacco	0.4
Agriculture	0.3
Computers	0.3
Consumer Finance	0.3
Electronic Equipment, Instruments & Components	0.3
Foreign Government Bonds	0.3
Lodging	0.3
Packaging & Containers	0.3
Professional Services	0.3
Semiconductors	0.3
Trading Companies & Distributors	0.3
Building Materials	0.2
Commercial Services & Supplies	0.2
Construction & Engineering	0.2
Energy Equipment & Services	0.2
Household Durables	0.2
Internet & Direct Marketing Retail	0.2
Iron/Steel	0.2
Miscellaneous Manufacturing	0.2
Multiline Retail	0.2
Municipal Bonds	0.2

Real Estate Management & Development	0.2%
Wireless Telecommunication Services	0.2
Advertising	0.1
Airlines	0.1
Auto Parts & Equipment	0.1
Building Products	0.1
Coal	0.1
Communications Equipment	0.1
Containers & Packaging	0.1
Distribution/Wholesale	0.1
Electrical Equipment	0.1
Electronic Components & Equipment	0.1
Electronics	0.1
Energy	0.1
Entertainment	0.1
Gas	0.1
Home Builders	0.1
Life Sciences Tools & Services	0.1
Machinery-Diversified	0.1
Marine	0.1
Metal Fabricate/Hardware	0.1
Multi-National	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate	0.1
Road & Rail	0.1
Software Services	0.1
Textiles, Apparel & Luxury Goods	0.1
Transportation	0.1
Transportation Infrastructure	0.1
U.S. Government Agency Obligations – Short	(1.9)

107.5
Liabilities in excess of other assets	(7.5)

100%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$839,016		—	$—
Credit contracts	Due from/to broker-variation margin swaps	289,335	*	Due from/to broker-variation margin swaps	32,926	*
Credit contracts	Premiums paid for OTC swap agreements	12,009		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	22,112		—	—
Equity contracts	Due from/to broker-variation margin futures	1,219,151	*	Due from/to broker-variation margin futures	2,312,740	*
Equity contracts	Unrealized appreciation on OTC swap agreements	4,940,049		—	—
Foreign exchange contracts	Due from/to broker-variation margin futures	375,155	*	Due from/to broker-variation margin futures	1,192,345	*
Foreign exchange contracts	Unaffiliated investments	16,219		Options written outstanding, at value	163

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$422,774		Unrealized depreciation on OTC forward foreign currency exchange contracts	$119,201
Interest rate contracts	Due from/to broker — variation margin futures	258,122	*	Due from/to broker — variation margin futures	229,494	*
Interest rate contracts	Due from/to broker — variation margin swaps	80,652	*	Due from/to broker — variation margin swaps	55,432	*
Interest rate contracts	Unaffiliated investments	138,871		Options written outstanding, at value	29,326
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,858		Unrealized depreciation on OTC swap agreements	2,914

Total		$8,615,323			$3,974,541

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Commodity contracts	$—	$—	$—	$—	$—	$10,127,619	10,127,619
Credit contracts	—	—	—	—	—	1,899,359	1,899,359
Equity contracts	23,025	—	—	22,869,289	—	15,844,321	38,736,635
Foreign exchange contracts	—	(356,091)	307,665	(8,237,315)	1,266,285	—	(7,019,456)
Interest rate contracts	—	30,148	14,143	9,959,782	—	(532,578)	9,471,495

Total	$23,025	$(325,943)	$321,808	$24,591,756	$1,266,285	$27,338,721	$53,215,652

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Forward & Cross Currency Contracts(4)	Swaps	Total
Commodity contracts	$—	$—	$—	$—	$—	$839,016	$839,016
Credit contracts	—	—	—	—	—	50,003	50,003
Equity contracts	552	—	—	(2,858,145)	—	358,007	(2,499,586)
Foreign exchange contracts	—	10,291	(16,982)	(509,047)	398,074	—	(117,664)
Interest rate contracts	—	13,085	(40,709)	153,419	—	52,343	178,138

Total	$552	$23,376	$(57,691)	$(3,213,773)	$398,074	$1,299,369	$(1,550,093)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts - Purchased(4)	Forward Foreign Currency Exchange Contracts - Sold(4)
$207,443	$5,344,000	$796,319,030	$408,573,746	$3,996,891	$47,461,512

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Cross Currency Exchange Contracts(3)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)	Interest Rate Swap Agreements(2)	Total Return Swap Agreements(2)
$1,435,582	$42,616,000	$20,961,000	$33,871,000	$136,112,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

The Portfolio invested in OTC derivatives and entered into other financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$166,776,763	$(166,776,763)	$—

Description	Gross Amounts of Recognized Liabilities(3)	Collateral Pledged	Net Amount
Securities Sold Short	$(43,393,170)	$43,393,170	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Australia and New Zealand Banking Group	$765	$—	$—	$765
Bank of America	852,518	—	(852,518)	—
Bank of New York Mellon	1,953	(1,953)	—	—
Barclays Capital Group	28,343	—	—	28,343
Citigroup Global Markets	2,795	(2,795)	—	—
Credit Suisse First Boston Corp.	62,623	(8,445)	—	54,178
Deutsche Bank AG	5,040,616	(27,527)	—	5,013,089
Goldman Sachs & Co.	183,513	(1,229)	—	182,284
Hong Kong & Shanghai Bank	1,313	—	—	1,313
JPMorgan Chase	108,006	(45,388)	—	62,618
Royal Bank of Scotland Group PLC	39,152	(12,022)	—	27,130
UBS AG	2,014	(1)	—	2,013

	$6,323,611

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Australia and New Zealand Banking Group	$—	$—	$—	$—
Bank of America	—	—	—	—
Bank of New York Mellon	(40,618)	1,953	—	(38,665)
Barclays Capital Group	—	—	—	—
Citigroup Global Markets	(11,499)	2,795	—	(8,704)
Credit Suisse First Boston Corp.	(8,445)	8,445	—	—
Deutsche Bank AG	(27,527)	27,527	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Goldman Sachs & Co.	$1,229	$1,229	$—	$—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	(45,388)	45,388	—	—
Royal Bank of Scotland Group PLC	(12,022)	12,022	—	—
UBS AG	(1)	1	—	—

	$(146,729)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $166,776,763:
Unaffiliated investments (cost $1,763,546,541)	$1,771,555,387
Affiliated investments (cost $718,658,272)	718,656,425
Cash	126,886
Foreign currency, at value (cost $1,979,020)	1,984,141
Deposit with broker for futures	13,075,730
Receivable for investments sold	62,306,124
Cash segregated for Counterparty – OTC	16,890,000
Dividends and interest receivable	8,553,839
Unrealized appreciation on OTC swap agreements	5,803,035
Deposit with broker for centrally cleared swaps	973,376
Tax reclaim receivable	597,314
Unrealized appreciation on OTC forward foreign currency contracts	422,774
Receivable for fund share sold	220,121
Receivable from affiliate	29,022
Premiums paid for OTC swap agreements	12,009
Prepaid expenses	17,339

Total Assets	2,601,223,522

LIABILITIES:
Payable to broker for collateral for securities on loan	170,325,542
Payable for investments purchased	106,989,797
Securities sold short, at value (proceeds received $43,231,372)	43,393,170
Cash segregated from Counterparty – OTC	1,100,000
Advisory fees payable	889,788
Due to broker-variation margin futures	791,730
Accrued expenses and other liabilities	367,537
Unrealized depreciation on OTC forward foreign currency contracts	119,201
Distribution fee payable	77,391
Payable for fund share repurchased	67,841
Interest payable on securities sold short	57,276
Foreign capital gains tax liability accrued	42,931
Options written outstanding, at value (premiums received $54,422)	29,489
Due to broker-variation margin swaps	15,434
Unrealized depreciation on OTC swap agreements	2,914
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	107

Total Liabilities	324,270,494

NET ASSETS	$2,276,953,028

Net assets were comprised of:
Paid-in capital	$1,820,211,019
Retained earnings	456,742,009

Net assets, December 31, 2016	$2,276,953,028

Net asset value and redemption price per share, $2,276,953,028 / 182,935,149 outstanding shares of beneficial interest	$12.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$34,887,311
Unaffiliated dividend income (net) (foreign withholding tax $665,490, of which $65,378 is reimbursable by an affiliate)	17,263,822
Affiliated dividend income	3,364,137
Income from securities lending, net (including affiliated income of $641,618)	683,338

56,198,608

EXPENSES
Advisory fees	17,875,797
Distribution fee	5,520,497
Custodian and accounting fees	1,015,000
Interest expense on short sales	112,500
Audit fee	74,000
Trustees’ fees	30,000
Insurance expenses	28,000
Shareholders’ reports	17,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	244
Miscellaneous	79,229

Total expenses	24,775,267

NET INVESTMENT INCOME (LOSS)	31,423,341

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $23,481)	4,004,500
Futures transactions	24,591,756
Options written transactions	321,808
Swap agreements transactions	27,338,721
Foreign currency transactions	(436,265)

55,820,520

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,847)) (net of change in foreign capital gains taxes $(41,806))	49,204,397
Futures	(3,213,773)
Options written	(57,691)
Swap agreements	1,299,369
Foreign currencies	403,730

47,636,032

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	103,456,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$134,879,893

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$31,423,341	$24,356,286
Net realized gain (loss) on investment and foreign currency transactions	55,820,520	6,214,274
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	47,636,032	(102,650,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	134,879,893	(72,080,354)

FUND SHARE TRANSACTIONS:
Fund share sold [31,909,920 and 9,223,340 shares, respectively]	371,682,230	110,341,719
Fund share repurchased [39,859,417 and 12,141,841 shares, respectively]	(451,293,387)	(142,705,036)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(79,611,157)	(32,363,317)

CAPITAL CONTRIBUTIONS (NOTE 4)	214,133	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,482,869	(104,443,671)
NET ASSETS:
Beginning of year	2,221,470,159	2,325,913,830

End of year	$2,276,953,028	$2,221,470,159

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 110.9% ASSET-BACKED SECURITIES — 10.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 3.7%
ACAS CLO Ltd. (Cayman Islands), Series 2012-1A, Class BR, 144A	3.317%	(c)	09/20/23	1,050	$1,050,334
ACAS CLO Ltd. (Cayman Islands), Series 2012-1A, Class CR, 144A	4.247%	(c)	09/20/23	250	249,438
ALM XII Ltd. (Cayman Islands), Series 2015-12A, Class B, 144A	4.130%	(c)	04/16/27	370	370,826
ALM XIV Ltd. (Cayman Islands), Series 2014-14A, Class A1, 144A	2.320%	(c)	07/28/26	4,330	4,337,072
AMMC CLO 17 Ltd. (Cayman Islands), Series 2015-17A, Class B, 144A	3.202%	(c)	11/15/27	330	332,856
AMMC CLO 18 Ltd. (Cayman Islands), Series 2016-18A, Class AL1, 144A	2.507%	(c)	05/26/28	1,290	1,293,887
AMMC CLO 19 Ltd. (Cayman Islands), Series 2016-19A, Class C, 144A	3.681%	(c)	10/15/28	180	178,736
AMMC CLO IX Ltd. (Cayman Islands), Series 2011-9A, Class B1R, 144A	3.380%	(c)	01/15/22	2,130	2,148,731
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class A2AR, 144A	2.908%	(c)	04/28/26	440	439,887
Anchorage Capital CLO 3 Ltd. (Cayman Islands), Series 2014-3A, Class BR, 144A	3.508%	(c)	04/28/26	250	250,102
Anchorage Capital CLO 6 Ltd. (Cayman Islands), Series 2015-6A, Class A1, 144A	2.420%	(c)	04/15/27	610	612,262
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.068%	(c)	07/13/25	490	488,536
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2A, 144A	2.628%	(c)	07/13/25	800	793,559
Apidos CLO IX (Cayman Islands), Series 2012-9AR, Class BR, 144A	2.730%	(c)	07/15/23	985	979,137
Apidos CLO XII (Cayman Islands), Series 2013-12A, Class A, 144A	1.980%	(c)	04/15/25	6,370	6,372,438
Apidos CLO XV (Cayman Islands), Series 2013-15A, Class A1, 144A	2.231%	(c)	10/20/25	500	500,230
Apidos CLO XVI (Cayman Islands), Series 2013-16A, Class A1, 144A	2.328%	(c)	01/19/25	1,949	1,951,773
Apidos CLO XVIII (Cayman Islands), Series 2014-18A, Class A1, 144A	2.294%	(c)	07/22/26	250	250,386
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands), Series 2015-FL2A, Class A, 144A	2.454%	(c)	09/15/25	560	555,929
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2016-FL1A, Class A, 144A	2.238%	(c)	09/15/26	950	950,000
ARES CLO Ltd. (Cayman Islands), Series 2012-2A, Class AR, 144A	2.164%	(c)	10/12/23	250	250,033
ARES CLO Ltd. (Cayman Islands), Series 2012-2A, Class CR, 144A	3.574%	(c)	10/12/23	300	300,314
Ares IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 144A	1.100%	(c)	04/16/21	436	436,001
Ares XXV CLO Ltd. (Cayman Islands), Series 2012-3A, Class BR, 144A	2.630%	(c)	01/17/24	1,800	1,795,773
Ares XXV CLO Ltd. (Cayman Islands), Series 2012-3A, Class CR, 144A	3.380%	(c)	01/17/24	520	515,912
Ares XXXIII CLO Ltd. (Cayman Islands), Series 2015-1A, Class A2R, 144A^	2.913%	(c)	12/05/25	330	329,670
Atlas Senior Loan Fund IV Ltd. (Cayman Islands), Series 2013-2A, Class A1L, 144A	2.406%	(c)	02/17/26	2,000	1,998,750

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2012-1A, Class A3LR, 144A	3.406%	(c)	08/15/24	250	$249,791
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A	2.298%	(c)	07/16/26	420	420,376
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class BR, 144A	2.868%	(c)	07/16/26	610	607,436
Babson CLO Ltd. (Cayman Islands), Series 2012-1A, Class A2, 144A	2.880%	(c)	04/15/22	500	500,091
Babson CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.380%	(c)	04/15/22	500	497,476
Babson CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A	2.146%	(c)	05/15/23	164	164,363
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	1.981%	(c)	04/20/25	2,420	2,420,959
Benefit Street Partners CLO I Ltd. (Cayman Islands), Series 2012-IA, Class A2R, 144A	3.132%	(c)	10/15/25	1,790	1,797,187
BlueMountain CLO II Ltd. (Cayman Islands), Series 2006-2A, Class B, 144A	1.371%	(c)	07/15/18	500	494,914
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-2A, Class A, 144A	2.082%	(c)	01/22/25	250	250,105
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-3A, Class A, 144A	2.287%	(c)	10/29/25	550	550,259
BlueMountain CLO Ltd. (Cayman Islands), Series 2013-4A, Class A, 144A	2.380%	(c)	04/15/25	1,870	1,872,216
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.407%	(c)	04/30/26	600	600,728
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-2A, Class A, 144A	2.336%	(c)	07/20/26	250	250,410
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, 144A	2.232%	(c)	11/30/26	730	729,587
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-3A, Class A1, 144A	2.361%	(c)	10/20/27	4,000	4,007,306
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 144A	1.213%	(c)	12/15/20	312	309,703
Carlyle Global Market Strategies CLO Ltd (Cayman Islands), Series 2013-4A, Class A1, 144A	2.350%	(c)	10/15/25	370	370,179
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2013-3A, Class B, 144A	3.530%	(c)	07/15/25	250	249,541
Carlyle Global Market Strategies CLO Ltd., Series 2012-2A, Class B1R, 144A	2.981%	(c)	07/20/23	380	381,083
Cedar Funding IV CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1, 144A	2.382%	(c)	10/23/26	550	550,398
Cedar Funding V CLO Ltd. (Cayman Islands), Series 2016-5A, Class A1, 144A	2.243%	(c)	07/17/28	850	853,470
CIFC Funding 2014-IV Ltd. (Cayman Islands), Series 2014-4A, Class A1R, 144A^	2.377%	(c)	10/17/26	1,450	1,449,275
CIFC Funding Ltd. (Cayman Islands), Series 2012-1A, Class A3R, 144A	3.972%	(c)	08/14/24	200	200,939
CIFC Funding Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A	2.292%	(c)	12/05/24	260	260,075
CIFC Funding Ltd. (Cayman Islands), Series 2012-3A, Class A3R, 144A	3.582%	(c)	01/29/25	340	340,091
CIFC Funding Ltd. (Cayman Islands), Series 2013-1A, Class A2, 144A	2.780%	(c)	04/16/25	1,080	1,080,465

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
CIFC Funding Ltd. (Cayman Islands), Series 2013-4A, Class B1, 144A	2.787%	(c)	11/27/24	1,140	$1,139,880
CIFC Funding Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.382%	(c)	04/18/25	1,350	1,351,750
CIFC Funding Ltd. (Cayman Islands), Series 2014-2A, Class A1L, 144A	2.410%	(c)	05/24/26	3,399	3,409,952
CIFC Funding Ltd. (Cayman Islands), Series 2014-3A, Class C1, 144A	3.682%	(c)	07/22/26	310	309,909
CIFC Funding Ltd. (Cayman Islands), Series 2014-5A, Class A1R, 144A	2.258%	(c)	01/17/27	3,185	3,190,613
CIFC Funding Ltd. (Cayman Islands), Series 2014-5A, Class CR, 144A	3.558%	(c)	01/17/27	250	250,032
CIFC Funding Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A	2.091%	(c)	01/22/27	370	369,668
CIFC Funding Ltd. (Cayman Islands), Series 2015-3A, Class A, 144A	2.298%	(c)	10/19/27	780	779,192
Eastland CLO Ltd. (Cayman Islands), Series 2007-1A, Class A2A, 144A	1.116%	(c)	05/01/22	438	437,585
Finn Square CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1R, 144A	2.207%	(c)	12/24/23	261	261,129
Finn Square CLO Ltd. (Cayman Islands), Series 2012-1A, Class A2R, 144A	2.697%	(c)	12/24/23	250	247,132
Flatiron CLO Ltd. (Cayman Islands), Series 2012-1A, Class BR, 144A	4.253%	(c)	10/25/21	460	455,198
Fraser Sullivan CLO VII Ltd. (Cayman Islands), Series 2012-7A, Class BR, 144A	3.381%	(c)	04/20/23	540	535,279
Galaxy XV CLO Ltd. (Cayman Islands), Series 2013-15A, Class A, 144A	2.130%	(c)	04/15/25	1,010	1,007,996
GoldenTree Loan Opportunities IV Ltd. (Cayman Islands), Series 2007-4A, Class B, 144A	1.629%	(c)	08/18/22	420	417,540
Highbridge Loan Management Ltd. (Cayman Islands), Series 2012-1A, Class A2R, 144A	3.247%	(c)	09/20/22	790	792,865
Highbridge Loan Management Ltd. (Cayman Islands), Series 6A-2015, Class A, 144A	2.331%	(c)	05/05/27	4,150	4,146,795
LCM XIV LP (Cayman Islands), Series 14A, Class A, 144A	2.030%	(c)	07/15/25	250	250,110
LCM XVIII LP (Cayman Islands), Series 18A, Class B1, 144A	3.181%	(c)	04/20/27	610	609,948
LCM XVIII LP (Cayman Islands), Series 18A, Class C1, 144A	4.031%	(c)	04/20/27	250	250,278
Lime Street CLO Ltd. (Cayman Islands), Series 2007-1A, Class B, 144A	1.547%	(c)	06/20/21	500	486,745
Madison Park Funding Ltd. (Cayman Islands), Series 2012-9A, Class AR, 144A	2.196%	(c)	08/15/22	2,810	2,810,571
Madison Park Funding XI Ltd. (Cayman Islands), Series 2013-11A, Class A1B, 144A	2.332%	(c)	10/23/25	366	366,276
Mountain Hawk I CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, 144A	3.061%	(c)	01/20/24	740	737,881
Muir Woods CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.559%	(c)	09/14/23	500	501,125
Muir Woods CLO Ltd. (Cayman Islands), Series 2012-1A, Class C, 144A	4.709%	(c)	09/14/23	500	500,377
Neuberger Berman CLO XIII Ltd. (Cayman Islands), Series 2012-13A, Class B, 144A	3.182%	(c)	01/23/24	2,360	2,343,443
Neuberger Berman CLO XVI Ltd. (Cayman Islands), Series 2014-16A, Class B2R, 144A	3.050%	(c)	04/15/26	465	464,978

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Northwoods Capital IX Ltd. (Cayman Islands), Series 2012-9A, Class A, 144A	2.302%	(c)	01/18/24	250	$250,029
OCP CLO Ltd. (Cayman Islands), Series 2013-3A, Class B, 144A	3.630%	(c)	01/17/25	500	499,926
OCP CLO Ltd. (Cayman Islands), Series 2014-5A, Class A1, 144A	1.884%	(c)	04/26/26	500	493,382
OCP CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.410%	(c)	04/17/27	130	130,183
Octagon Investment Partners XVII Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	2.212%	(c)	10/25/25	250	250,124
Octagon Investment Partners XVII Ltd. (Cayman Islands), Series 2013-1A, Class A2R, 144A	2.610%	(c)	10/25/25	1,740	1,740,565
Octagon Investment Partners XX Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	2.342%	(c)	08/12/26	470	470,821
OHA Credit Partners IX Ltd. (Cayman Islands), Series 2013-9A, Class A1, 144A	2.281%	(c)	10/20/25	1,250	1,250,843
OHA Credit Partners VIII Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	2.001%	(c)	04/20/25	2,711	2,704,299
OZLM Funding II Ltd. (Cayman Islands), Series 2012-2A, Class A1R, 144A	2.308%	(c)	10/30/27	6,943	6,944,500
OZLM Funding III Ltd. (Cayman Islands), Series 2013-3A, Class BR, 144A	3.700%	(c)	01/22/29	2,250	2,238,059
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	2.032%	(c)	07/22/25	290	290,122
OZLM VI Ltd. (Cayman Islands), Series 2014-6A, Class B, 144A	3.780%	(c)	04/17/26	300	300,050
OZLM VII Ltd. (Cayman Islands), Series 2014-7A, Class A1A, 144A	2.300%	(c)	07/17/26	1,900	1,903,246
OZLM VII Ltd. (Cayman Islands), Series 2014-7A, Class A1B, 144A	2.370%	(c)	07/17/26	250	250,396
OZLM VII Ltd. (Cayman Islands), Series 2014-7A, Class A2A, 144A	2.930%	(c)	07/17/26	1,300	1,303,098
OZLM XI Ltd. (Cayman Islands), Series 2015-11A, Class A1A, 144A	2.437%	(c)	01/30/27	3,070	3,081,626
OZLM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1, 144A	2.337%	(c)	04/30/27	1,000	1,000,620
Palmer Square CLO Ltd. (Cayman Islands), Series 2013-2A, Class B, 144A	3.930%	(c)	10/17/25	250	250,004
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2016-2A, Class A2, 144A	2.981%	(c)	06/21/24	950	951,540
Palmer Square Loan Funding Ltd. (Cayman Islands), Series 2016-2A, Class B, 144A	4.031%	(c)	06/21/24	1,030	1,029,417
Race Point V CLO Ltd. (Cayman Islands), Series 2011-5A, Class CR, 144A	3.813%	(c)	12/15/22	250	250,224
Race Point VII CLO Ltd. (Cayman Islands), Series 2012-7A, Class CR, 144A	2.650%	(c)	11/08/24	770	766,375
Race Point VIII CLO Ltd. (Cayman Islands), Series 2013-8A, Class A, 144A	2.161%	(c)	02/20/25	1,000	1,000,410
Race Point X CLO Ltd. (Cayman Islands), Series 2016-10A, Class A, 144A	2.482%	(c)	07/25/28	1,360	1,364,926
Shackleton I CLO Ltd. (Cayman Islands), Series 2012-1A, Class B1R, 144A	2.882%	(c)	08/12/23	500	498,101
Shackleton II CLO Ltd. (Cayman Islands), Series 2012-2A, Class B1R, 144A	2.704%	(c)	10/20/23	510	504,424
Shackleton II CLO Ltd. (Cayman Islands), Series 2012-2A, Class CR, 144A	3.504%	(c)	10/20/23	500	500,436

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A2, 144A	2.050%	(c)	04/15/25	1,400	$1,400,566
Sound Point CLO I Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	3.581%	(c)	10/20/23	250	250,399
Sound Point CLO IV Ltd. (Cayman Islands), Series 2013-3A, Class A, 144A	2.251%	(c)	01/21/26	2,500	2,495,455
Sound Point CLO VI Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A	2.241%	(c)	10/20/26	600	599,014
Sound Point CLO XI Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.531%	(c)	07/20/28	1,410	1,418,589
Sound Point CLO XII Ltd. (Cayman Islands), Series 2016-2A, Class A, 144A	2.541%	(c)	10/20/28	740	744,292
Sound Point CLO XIV Ltd. (Cayman Islands), Series 2016-3A, Class A, 144A	2.411%	(c)	01/23/29	1,830	1,831,743
Sound Point CLO XIV Ltd. (Cayman Islands), Series 2016-3A, Class C, 144A	3.531%	(c)	01/23/29	250	247,601
Symphony CLO XI Ltd. (Cayman Islands), Series 2013-11A, Class B1, 144A	3.080%	(c)	01/17/25	210	210,429
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-2A, Class A2, 144A	2.330%	(c)	07/15/26	1,260	1,261,901
TICP CLO I Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A	2.381%	(c)	07/20/27	1,000	998,941
TICP CLO III Ltd. (Cayman Islands), Series 2014-3A, Class A, 144A	2.421%	(c)	01/20/27	764	763,987
Trimaran CLO VII Ltd. (Cayman Islands), Series 2007-1A, Class A3L, 144A	1.633%	(c)	06/15/21	200	197,764
Venture X CLO Ltd. (Cayman Islands), Series 2012-10A, Class BR, 144A	2.860%	(c)	07/20/22	1,910	1,901,845
Venture XIX CLO Ltd. (Cayman Islands), Series 2014-19A, Class BR, 144A^	2.963%	(c)	01/15/27	450	449,550
Venture XVII CLO Ltd. (Cayman Islands), Series 2014-17A, Class B1, 144A	2.980%	(c)	07/15/26	290	291,537
Venture XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	2.330%	(c)	10/15/26	2,365	2,369,487
Venture XX CLO Ltd. (Cayman Islands), Series 2015-20A, Class B1, 144A	2.980%	(c)	04/15/27	450	450,842
Voya CLO Ltd. (Cayman Islands), Series 2012-2A, Class BR, 144A	2.830%	(c)	10/15/22	760	758,330
Voya CLO Ltd. (Cayman Islands), Series 2012-3A, Class AR, 144A	2.200%	(c)	10/15/22	1,000	1,000,142
Voya CLO Ltd. (Cayman Islands), Series 2013-3A, Class A1, 144A	2.332%	(c)	01/18/26	1,310	1,310,706
Voya CLO Ltd. (Cayman Islands), Series 2013-3A, Class A2, 144A	2.682%	(c)	01/18/26	450	449,589

					133,235,697

Non-Residential Mortgage-Backed Securities — 3.8%
Ajax Mortgage Loan Trust, Series 2016-1, Class A, 144A	4.250%		07/25/47	660	653,940
Ajax Mortgage Loan Trust, Series 2016-B, Class A, 144A	4.000%		09/25/65	831	829,601
Ajax Mortgage Loan Trust, Series 2016-C, Class A, 144A	4.000%		10/25/57	592	593,258
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C	2.510%		01/08/21	12,535	12,664,309
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B	2.110%		01/08/21	570	571,283

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class C	2.880%		07/08/21	360	$363,876
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 144A	2.500%		07/20/21	2,000	1,984,783
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 144A	2.990%		06/20/22	2,885	2,878,790
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 144A	2.720%		11/20/22	3,890	3,809,202
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1	7.930%	(c)	12/10/25	680	616,268
California Republic Auto Receivables Trust, Series 2015-4, Class A3, 144A	2.040%		01/15/20	1,500	1,509,443
CPS Auto Receivables Trust, Series 2015-B, Class A, 144A	1.650%		11/15/19	1,910	1,911,499
CPS Auto Receivables Trust, Series 2015-C, Class C, 144A	3.420%		08/16/21	4,045	4,073,143
Credit Acceptance Auto Loan Trust, Series 2015-1A, Class A, 144A	2.000%		07/15/22	2,000	2,003,596
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 144A	2.420%		11/15/23	1,825	1,822,964
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 144A	2.150%		04/15/24	1,570	1,557,705
DB Master Finance LLC, Series 2015-1A, Class A2I, 144A	3.262%		02/20/45	3,640	3,644,935
Drive Auto Receivables Trust, Series 2016-BA, Class B, 144A	2.560%		06/15/20	860	865,066
Drive Auto Receivables Trust, Series 2016-BA, Class C, 144A	3.190%		07/15/22	1,805	1,818,623
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 144A	2.350%		07/15/20	918	921,705
Flagship Credit Auto Trust, Series 2016-1, Class A, 144A	2.770%		12/15/20	2,168	2,184,079
Home Partners of America Trust, Series 2016-1, Class A, 144A	2.386%	(c)	03/17/33	1,666	1,677,301
Litigation Fee Residual Funding Trust, Series 2015-1, Class A^	4.000%		10/01/27	1,631	1,600,309
Navient Private Education Loan Trust, Series 2014-AA, Class B, 144A	3.500%		08/15/44	3,000	2,747,923
Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 144A	2.650%		12/15/28	7,530	7,526,953
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 144A	1.904%	(c)	12/15/28	490	494,673
Navient Private Education Loan Trust, Series 2015-AA, Class A3, 144A	2.404%	(c)	11/15/30	840	862,565
Navient Private Education Loan Trust, Series 2016-AA, Class A2B, 144A	2.854%	(c)	12/15/45	2,010	2,105,533
Navient Private Education Loan Trust, Series 2016-AA, Class B, 144A	3.500%	(c)	12/16/58	900	804,708
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 144A	2.454%	(c)	07/15/19	290	290,127
OneMain Financial Issuance Trust, Series 2015-1A, Class A, 144A	3.190%		03/18/26	6,195	6,238,967
OneMain Financial Issuance Trust, Series 2015-1A, Class B, 144A	3.850%		03/18/26	3,800	3,803,124
OneMain Financial Issuance Trust, Series 2015-1A, Class C, 144A	5.120%		03/18/26	2,500	2,517,857

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 144A	4.320%		07/18/25	1,370	$1,351,160
OneMain Financial Issuance Trust, Series 2016-1A, Class A, 144A	3.660%		02/20/29	3,320	3,356,509
OneMain Financial Issuance Trust, Series 2016-2A, Class A, 144A	4.100%		03/20/28	3,700	3,772,135
Origen Manufactured Housing Contract Trust, Series 2001-A, Class M1	7.820%	(c)	03/15/32	215	213,420
Santander Drive Auto Receivables Trust, Series 2014-2, Class C	2.330%		11/15/19	13,525	13,592,639
SLC Private Student Loan Trust, Series 2006-A, Class C	1.330%	(c)	07/15/36	1,200	1,071,624
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3	1.293%	(c)	03/15/24	5,543	5,332,420
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3	1.163%	(c)	06/15/23	1,332	1,289,962
SLM Private Credit Student Loan Trust, Series 2006-B, Class A4	1.143%	(c)	03/15/24	13	12,660
SLM Private Education Loan Trust, Series 2013-B, Class B, 144A	3.000%		05/16/44	1,615	1,561,524
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 144A	2.490%		06/15/27	700	692,172
SMB Private Education Loan Trust, Series 2015-B, Class A2B, 144A	1.904%	(c)	07/15/27	430	436,370
SMB Private Education Loan Trust, Series 2015-B, Class A3, 144A	2.454%	(c)	05/17/32	1,960	2,030,768
SMB Private Education Loan Trust, Series 2015-B, Class B, 144A	3.500%		12/17/40	970	869,837
SMB Private Education Loan Trust, Series 2015-C, Class A2B, 144A	2.104%	(c)	07/15/27	260	264,514
SMB Private Education Loan Trust, Series 2015-C, Class A3, 144A	2.654%	(c)	08/16/32	980	1,015,423
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 144A	2.700%		05/15/31	580	575,829
SMB Private Education Loan Trust, Series 2016-A, Class A2B, 144A	2.204%	(c)	05/15/31	1,450	1,487,768
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 144A	2.430%		02/17/32	922	902,129
SMB Private Education Loan Trust, Series 2016-B, Class A2B, 144A	2.154%	(c)	02/17/32	1,240	1,269,658
SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 144A	3.020%		10/25/27	2,069	2,093,670
SoFi Professional Loan Program LLC, Series 2015-D, Class A2, 144A	2.720%		10/27/36	635	635,761
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B, 144A	2.360%		12/27/32	300	295,460
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B, 144A	2.340%		04/25/33	280	274,276
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	2,541	2,554,163
Springleaf Funding Trust, Series 2014-AA, Class B, 144A	3.450%		12/15/22	100	100,211
Springleaf Funding Trust, Series 2015-AA, Class B, 144A	3.620%		11/15/24	1,613	1,613,477
US Residential Opportunity Fund III Trust, Series 2016-1III, Class A, 144A	3.475%		07/27/36	1,910	1,901,834

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
US Residential Opportunity Fund IV Trust, Series 2016-3IV, Class A, 144A	3.598%		10/27/36	1,410	$1,403,786
World Financial Network Credit Card Master Trust, Series 2012-C, Class A	2.230%		08/15/22	2,595	2,618,601
World Financial Network Credit Card Master Trust, Series 2012-C, Class C	4.550%		08/15/22	810	822,528
World Financial Network Credit Card Master Trust, Series 2016-A, Class A	2.030%		04/15/25	1,845	1,807,032
World Financial Network Credit Card Master Trust, Series 2016-C, Class A	1.720%		08/15/23	2,805	2,781,391

					137,948,819

Residential Mortgage-Backed Securities — 3.0%
ACE Securities Corp. Manufactured Housing Trust Series 2003-MH1, Series 2003-MH1, Class B2, 144A	—	(p)	08/15/30	511	349,630
American Homes 4 Rent, Series 2014-SFR1, Class A, 144A	1.736%	(c)	06/17/31	731	728,658
B2R Mortgage Trust, Series 2015-1, Class A1, 144A	2.524%		05/15/48	277	274,190
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, 144A	1.603%	(c)	12/28/40	442	359,399
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 144A	3.475%		07/28/31	1,275	1,267,802
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 144A	3.598%		09/29/31	3,637	3,623,532
Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 144A	4.000%		04/28/55	1,565	1,611,813
Bear Stearns Asset-Backed Securities I Trust, Series 2007-HE3, Class 1A4	1.106%	(c)	04/25/37	1,590	973,033
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2	1.784%	(c)	01/25/36	156	148,481
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class M1	1.306%	(c)	06/25/36	5,100	4,588,905
BNC Mortgage Loan Trust, Series 2007-2, Class A2	0.856%	(c)	05/25/37	1,012	996,396
Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A3	0.916%	(c)	10/25/36	875	538,495
Carrington Mortgage Loan Trust, Series 2006-NC2, Class A3	0.906%	(c)	06/25/36	405	372,880
Colony American Finance Ltd. (Cayman Islands), Series 2015-1, Class A, 144A	2.896%		10/15/47	5,969	5,950,295
Colony American Homes, Series 2015-1A, Class A, 144A	1.936%	(c)	07/17/32	766	767,059
Conseco Finance Securitizations Corp., Series 2000-4, Class A5	7.970%		05/01/32	1,395	791,619
Conseco Finance Securitizations Corp., Series 2000-5, Class A6	7.960%		05/01/31	616	443,350
Conseco Finance Securitizations Corp., Series 2000-5, Class A7	8.200%		05/01/31	1,125	828,944
Countrywide Asset-Backed Certificates Trust, Series 2006-11, Class 3AV2	0.744%	(c)	09/25/46	106	98,750
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB2, Class AF4	3.503%		12/25/36	161	119,416
Credit-Based Asset Servicing & Securitization Trust, Series 2006-CB9, Class A2	0.866%	(c)	11/25/36	328	188,234

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Credit-Based Asset Servicing & Securitization Trust, Series 2006-CB9, Class A4	0.986%	(c)	11/25/36	54	$31,657
Credit-Based Asset Servicing & Securitization Trust, Series 2007-CB1, Class AF2	3.869%		01/25/37	1,600	677,323
Credit-Based Asset Servicing & Securitization Trust, Series 2007-CB5, Class A2	0.754%	(c)	04/25/37	295	216,337
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 144A	1.004%	(c)	12/15/33	420	361,227
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	1.324%	(c)	05/25/40	943	865,468
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	0.879%	(c)	06/25/32	769	760,420
First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A5	1.116%	(c)	11/25/35	4,400	3,625,583
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3	0.916%	(c)	04/25/36	359	314,161
Fremont Home Loan Trust, Series 2006-3, Class 2A3	0.926%	(c)	02/25/37	20,229	11,146,527
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C	1.006%	(c)	12/25/35	185	175,807
GSAA Trust, Series 2007-2, Class AF3	5.917%	(c)	03/25/37	151	66,324
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2	2.781%	(c)	07/25/34	203	191,196
Invitation Homes Trust, Series 2013-SFR1, Class A, 144A	1.886%	(c)	12/17/30	890	889,657
Invitation Homes Trust, Series 2014-SFR2, Class C, 144A	2.936%	(c)	09/17/31	400	401,176
Invitation Homes Trust, Series 2014-SFR2, Class E, 144A	4.146%	(c)	09/17/31	370	371,174
Invitation Homes Trust, Series 2014-SFR3, Class D, 144A	3.736%	(c)	12/17/31	290	289,999
Invitation Homes Trust, Series 2015-SFR3, Class A, 144A	2.036%	(c)	08/17/32	955	956,904
Invitation Homes Trust, Series 2015-SFR3, Class E, 144A	4.486%	(c)	08/17/32	370	371,540
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1	1.026%	(c)	05/25/36	290	235,557
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A5	6.410%		07/25/36	283	154,482
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A6	6.000%		07/25/36	212	115,964
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, 144A	0.846%	(c)	06/25/37	147	90,097
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A4, 144A	1.056%	(c)	06/25/37	11,713	7,428,922
Lehman XS Trust, Series 2007-2N, Class 3A3	0.926%	(c)	02/25/37	10,219	5,921,704
Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3	0.946%	(c)	03/25/46	2,695	1,222,654
MASTR Specialized Loan Trust, Series 2006-3, Class A, 144A	1.016%	(c)	06/25/46	188	164,211
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE7, Class A2C	2.006%	(c)	07/25/37	8,600	5,954,920
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2	0.866%	(c)	11/25/36	323	145,506
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3	0.936%	(c)	06/25/37	110	103,729

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, 144A	1.156%	(c)	10/25/36	518	$471,673
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A2	5.260%	(c)	01/15/19	249	196,418
Pretium Mortgage Credit Partners I LLC, Series 2015-NPL4, Class A1, 144A	4.375%		11/27/30	1,007	1,015,076
Pretium Mortgage Credit Partners I LLC, Series 2016-NPL3, Class A1, 144A	4.375%		05/27/31	1,477	1,490,383
Pretium Mortgage Credit Partners I LLC, Series 2016-NPL6, Class A1, 144A	3.500%		10/27/31	1,003	998,682
Progress Residential Trust, Series 2015-SFR2, Class A, 144A	2.740%		06/12/32	634	629,530
Progress Residential Trust, Series 2016-SFR1, Class A, 144A	2.236%	(c)	09/17/33	668	674,259
Progress Residential Trust, Series 2016-SFR1, Class E, 144A	4.586%	(c)	09/17/33	710	722,572
RCO Mortgage LLC, Series 2015-NQM1, Class A, 144A	4.256%	(c)	11/25/45	318	317,304
Silver Bay Realty Trust, Series 2014-1, Class A, 144A	1.704%	(c)	09/17/31	291	289,118
Soundview Home Loan Trust, Series 2004-WMC1, Class M2	1.551%	(c)	01/25/35	52	49,411
Stanwich Mortgage Loan Co. LLC, Series 2016-NPL2, Class NOTE, 144A	3.721%		08/16/46	800	801,330
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A1, 144A	0.986%	(c)	01/25/37	12,247	7,970,438
Towd Point Mortgage Trust, Series 2016-2, Class A1A, 144A	2.750%	(c)	08/25/55	2,894	2,887,746
Tricon American Homes Trust, Series 2015-SFR1, Class A, 144A	1.986%	(c)	05/17/32	331	329,122
U.S. Residential Opportunity Fund IV Trust, Series 2016-2IV, Class NOTE, 144A	3.475%		08/27/36	2,749	2,736,276
US Residential Opportunity Fund II Trust, Series 2016-1II, Class A, 144A	3.475%		07/27/36	323	320,950
US Residential Opportunity Fund II Trust, Series 2016-2II, Class A, 144A	3.475%		08/27/36	1,656	1,648,607
US Residential Opportunity Fund II Trust, Series 2016-3II, Class A, 144A	3.598%		10/27/36	640	637,762
US Residential Opportunity Fund III Trust, Series 2016-2III, Class A, 144A	3.475%		08/27/36	4,416	4,395,525
US Residential Opportunity Fund III Trust, Series 2016-3III, Class A, 144A	3.598%		10/27/36	2,795	2,785,673
US Residential Opportunity Fund IV Trust, Series 2016-1IV, Class A, 144A	3.475%		07/27/36	3,293	3,277,339
VOLT L LLC, Series 2016-NP10, Class A1, 144A	3.500%		09/25/46	263	262,527
VOLT XLV LLC, Series 2016-NPL5, Class A1, 144A	4.000%		05/25/46	906	907,396
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 144A	3.844%		06/25/46	4,087	4,092,764
WaMu Asset-Backed Certificates Trust, Series 2006-HE4, Class 2A2	0.936%	(c)	09/25/36	1,512	686,597
WaMu Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A	0.911%	(c)	10/25/36	649	475,278

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
WestVue Mortgage Loan Trust, Series 2015-1A, Class A, 144A	4.500%		09/25/20	377	$379,985

					109,720,848

TOTAL ASSET-BACKED SECURITIES (cost $380,844,089)					380,905,364

BANK LOANS(c) — 0.2%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA (Luxembourg), Tranche Term Loan B-2	3.750%		06/30/19	4,290	4,142,149
Level 3 Financing, Inc., Tranche Term Loan B	4.000%		01/15/20	2,890	2,913,481

					7,055,630

Hotels, Restaurants & Leisure
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%		10/11/20	2,009	2,028,170

TOTAL BANK LOANS (cost $9,093,875)					9,083,800

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.6%
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class A, 144A	1.754%	(c)	09/15/26	296	296,126
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class F, 144A	4.204%	(c)	09/15/26	561	558,678
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class F, 144A	3.596%	(c)	04/14/33	500	455,408
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 144A	3.606%	(c)	08/14/34	1,470	1,223,278
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4	5.451%		01/15/49	9	9,221
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX	5.482%	(c)	01/15/49	170	169,765
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4	6.235%	(c)	02/10/51	81	82,704
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO	0.923%	(c)	09/15/48	1,972	113,139
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM	4.727%		07/10/43	725	726,039
Bayview Commercial Asset Trust, Series 2007-4A, Class A1, 144A	1.206%	(c)	09/25/37	1,750	1,464,651
BBCMS Trust, Series 2015-SLP, Class D, 144A	3.904%	(c)	02/15/28	440	432,003
BBCMS Trust, Series 2015-SRCH, Class A1, 144A	3.312%		08/10/35	693	700,979
BBCMS Trust, Series 2015-SRCH, Class XA, IO, 144A	0.957%	(c)	08/10/35	4,630	346,197
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class A4	5.331%		02/11/44	89	88,861
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AMFL, 144A	1.370%	(c)	06/11/50	948	932,409
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A1A	5.602%		06/11/50	49	50,705
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM	6.084%	(c)	06/11/50	680	701,422
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4	5.471%	(c)	01/12/45	515	515,632

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
BWAY Mortgage Trust, Series 2013-1515, Class F, 144A	3.927%	(c)	03/10/33	700	$654,499
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 144A	1.934%	(c)	05/15/29	735	737,076
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 144A	5.488%	(c)	04/10/29	140	137,324
CD Mortgage Trust, Series 2006-CD3, Class AM	5.648%		10/15/48	1,391	1,399,680
CD Mortgage Trust, Series 2007-CD5, Class AMA	6.116%	(c)	11/15/44	953	982,989
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 144A	2.104%	(c)	12/15/27	745	747,189
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XD, IO, 144A	1.706%	(c)	01/10/48	1,390	149,368
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4	3.283%		05/10/58	200	198,139
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, IO	1.770%	(c)	05/10/58	2,595	300,929
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, IO	0.731%	(c)	05/10/58	1,440	79,241
CFCRE Mortgage Trust, Series 2015-RUM, Class A, 144A	2.404%	(c)	07/15/30	360	360,315
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 144A	3.786%	(c)	04/10/28	200	191,185
CGGS Commercial Mortgage Trust, Series 2016-RNDB, Class AFL, 144A	2.354%	(c)	02/15/33	1,752	1,756,892
CGGS Commercial Mortgage Trust, Series 2016-RNDB, Class CFL, 144A	4.204%	(c)	02/15/33	894	900,018
CGGS Commercial Mortgage Trust, Series 2016-RNDB, Class DFL, 144A	5.454%	(c)	02/15/33	1,102	1,107,492
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class C, 144A	3.518%	(c)	05/10/35	180	180,154
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class E, 144A	3.518%	(c)	05/10/35	2,597	2,445,879
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 144A	4.456%	(c)	04/10/46	1,050	947,881
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, IO	1.239%	(c)	03/10/47	3,186	191,400
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class XA, IO	1.275%	(c)	05/10/47	2,396	161,987
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class XE, IO, 144A	1.234%	(c)	10/10/47	1,000	72,672
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class A, 144A	1.854%	(c)	09/15/27	1,330	1,327,065
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C	4.954%	(c)	05/10/49	320	318,239
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class C	4.923%	(c)	04/10/49	160	155,874
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 144A	2.788%		04/10/49	330	221,315
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class XA, IO	1.716%	(c)	04/15/49	2,026	223,467
Citigroup Commercial Mortgage Trust, Series 2016-SMPL, Class D, 144A	3.520%		09/10/31	100	96,663
Citigroup Commercial Mortgage Trust, Series 2016-SMPL, Class E, 144A	4.509%		09/10/31	150	145,726
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class XA, IO	0.839%	(c)	02/10/47	12,607	422,972

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Trust, Series 2007-C9, Class A4	5.812%	(c)	12/10/49	6,841	$6,896,568
Commercial Mortgage Trust, Series 2007-C9, Class AJFL, 144A.	1.354%	(c)	12/10/49	380	370,788
Commercial Mortgage Trust, Series 2013-300P, Class A1, 144A	4.353%		08/10/30	225	243,487
Commercial Mortgage Trust, Series 2014-277P, Class A, 144A	3.611%	(c)	08/10/49	800	828,893
Commercial Mortgage Trust, Series 2014-CR21, Class C	4.417%	(c)	12/10/47	250	248,208
Commercial Mortgage Trust, Series 2014-FL4, Class D, 144A	3.130%	(c)	07/13/31	1,230	1,207,153
Commercial Mortgage Trust, Series 2014-PAT, Class E, 144A	3.830%	(c)	08/13/27	140	138,946
Commercial Mortgage Trust, Series 2014-TWC, Class A, 144A	1.530%	(c)	02/13/32	475	475,000
Commercial Mortgage Trust, Series 2015-3BP, Class XA, IO, 144A	0.060%	(c)	02/10/35	50,000	351,640
Commercial Mortgage Trust, Series 2015-CR22, Class XA, IO	1.016%	(c)	03/10/48	8,730	477,534
Commercial Mortgage Trust, Series 2015-CR23, Class XA, IO	0.999%	(c)	05/10/48	8,317	445,512
Commercial Mortgage Trust, Series 2015-CR25, Class XA, IO	0.963%	(c)	08/10/48	3,219	193,326
Commercial Mortgage Trust, Series 2015-LC19, Class D, 144A	2.867%		02/10/48	2,500	1,901,721
Commercial Mortgage Trust, Series 2015-LC19, Class XA, IO	1.220%	(c)	02/10/48	11,545	849,972
Commercial Mortgage Trust, Series 2015-LC21, Class C	4.312%	(c)	07/10/48	1,000	891,395
Commercial Mortgage Trust, Series 2015-LC21, Class XA, IO	0.869%	(c)	07/10/48	1,254	56,124
Commercial Mortgage Trust, Series 2016-667M, Class D, 144A	3.179%	(c)	10/10/36	170	151,773
Commercial Mortgage Trust, Series 2016-DC2, Class XA, IO	1.077%	(c)	02/10/49	5,391	372,090
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 144A	2.424%	(c)	10/15/34	3,880	3,898,258
Commercial Mortgage Trust, Series 2016-SAVA, Class C, 144A	3.704%	(c)	10/15/34	970	972,290
Commercial Mortgage Trust, Series 2007-GG11, Class A4	5.736%		12/10/49	954	967,222
Core Industrial Trust, Series 2015-CALW, Class G, 144A	3.850%	(c)	02/10/34	495	465,571
Core Industrial Trust, Series 2015-TEXW, Class A, 144A	3.077%		02/10/34	900	917,704
Core Industrial Trust, Series 2015-TEXW, Class D, 144A	3.849%	(c)	02/10/34	320	321,375
Core Industrial Trust, Series 2015-TEXW, Class E, 144A	3.849%	(c)	02/10/34	1,300	1,258,552
Core Industrial Trust, Series 2015-TEXW, Class XA, IO, 144A	0.772%	(c)	02/10/34	3,930	138,123
Core Industrial Trust, Series 2015-WEST, Class XA, IO, 144A	0.935%	(c)	02/10/37	2,680	169,415
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 144A	2.104%	(c)	11/15/33	1,230	1,236,166
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 144A	6.095%	(c)	11/12/43	292	295,663

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AMFL	0.937%	(c)	01/15/49	1,070	$1,067,472
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4	5.695%	(c)	09/15/40	2,894	2,935,349
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3	6.062%	(c)	02/15/41	740	754,973
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 144A	5.234%	(c)	10/15/39	150	156,347
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D, 144A	3.800%	(c)	04/15/50	320	261,485
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, IO	1.058%	(c)	11/15/48	24,341	1,518,135
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C	4.911%	(c)	01/15/49	340	341,477
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, IO	1.816%	(c)	01/15/49	2,008	231,086
CSMC LLC, Series 2014-USA, Class E, 144A	4.373%		09/15/37	300	250,738
CSMC Trust, Series 2010-RR2, Class 2A, 144A	5.935%	(c)	09/15/39	2,683	2,687,867
CSMC Trust, Series 2014-TIKI, Class E, 144A	3.854%	(c)	09/15/38	220	212,220
CSMC Trust, Series 2015-DEAL, Class A, 144A	2.024%	(c)	04/15/29	760	760,968
CSMC Trust, Series 2015-GLPA, Class XA, IO, 144A^	0.257%	(c)	11/15/37	4,740	107,598
CSMC Trust, Series 2015-GLPB, Class A, 144A	3.639%		11/15/34	693	722,215
CSMC Trust, Series 2016-MFF, Class A, 144A	2.304%	(c)	11/15/33	170	170,251
DBJPM Mortgage Trust, Series 2016-C3, Class D, 144A	3.495%	(c)	09/10/49	1,070	817,228
Eleven Madison Trust, Series 2015-11MD, Class A, 144A	3.555%	(c)	09/10/35	400	411,578
Fannie Mae-Aces, Series 2015-M4, Class X2, IO	0.566%	(c)	07/25/22	12,595	303,729
FHLMC Multifamily Structured Pass-Through Certificates, Series K028, Class X1, IO	0.348%	(c)	02/25/23	29,134	489,241
FHLMC Multifamily Structured Pass-Through Certificates, Series K031, Class X1, IO	0.252%	(c)	04/25/23	14,963	195,159
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class X1, IO	0.312%	(c)	07/25/23	10,853	192,644
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(c)	07/25/23	300	317,793
FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class X1, IO	0.430%	(c)	08/25/23	13,382	304,988
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2	3.527%	(c)	10/25/23	330	348,907
FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class X1, IO	0.776%	(c)	10/25/23	7,080	301,258
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO	1.187%	(c)	03/25/24	4,385	297,392
FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class X1, IO	0.737%	(c)	09/25/24	10,314	477,663
FHLMC Multifamily Structured Pass-Through Certificates, Series K046, Class A2	3.205%		03/25/25	220	226,230
FHLMC Multifamily Structured Pass-Through Certificates, Series K046, Class X1, IO	0.377%	(c)	03/25/25	11,912	316,611
FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class X1, IO	0.677%	(c)	11/25/25	4,602	214,818
FHLMC Multifamily Structured Pass-Through Certificates, Series K053, Class X1, IO	0.893%	(c)	12/25/25	1,985	127,567
FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class X1, IO	1.180%	(c)	01/25/26	3,384	285,704

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class X1, IO	1.369%	(c)	03/25/26	7,647	$751,498
FHLMC Multifamily Structured Pass-Through Certificates, Series K057, Class X1, IO	1.193%	(c)	07/25/26	1,964	172,760
FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class X1, IO	0.931%	(c)	09/25/49	1,934	135,806
FHLMC Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO	0.318%	(c)	09/25/26	5,779	147,632
FHLMC Multifamily Structured Pass-Through Certificates, Series K060, Class X1, IO	0.081%	(c)	10/25/26	21,000	181,570
FHLMC Multifamily Structured Pass-Through Certificates, Series K152, Class X1, IO	0.952%	(c)	01/25/31	3,096	277,492
FHLMC Multifamily Structured Pass-Through Certificates, Series K721, Class X1, IO	0.342%	(c)	08/25/22	3,327	54,665
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ07, Class A2	2.312%		12/25/22	330	323,612
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ08, Class A2	2.356%		08/25/22	550	545,707
FHLMC Multifamily Structured Pass-Through Certificates, Series KPLB, Class A	2.770%		05/25/25	670	659,486
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 144A	2.004%	(c)	12/15/34	3,111	3,116,053
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 144A	3.382%	(c)	12/15/34	540	524,971
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 144A	3.382%	(c)	12/15/34	1,090	1,030,921
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class GFX, 144A	3.382%	(c)	12/15/34	2,415	2,206,183
Government National Mortgage Assoc., Series 2011-38, Class IO, IO	0.073%	(c)	04/16/53	12,036	226,367
Government National Mortgage Assoc., Series 2014-112, Class IO, IO	1.188%	(c)	01/16/48	4,754	283,919
Government National Mortgage Assoc., Series 2014-172, Class IO, IO	1.041%	(c)	01/16/49	5,999	359,457
Government National Mortgage Assoc., Series 2014-40, Class AI, IO	1.000%		02/16/39	3,219	51,855
Government National Mortgage Assoc., Series 2014-52, Class AI, IO	0.825%		08/16/41	2,239	41,888
Government National Mortgage Assoc., Series 2015-146, Class IB, IO	0.868%	(c)	07/16/55	9,094	539,392
Government National Mortgage Assoc., Series 2015-146, Class IC, IO	0.868%	(c)	07/16/55	41,768	2,295,817
Government National Mortgage Assoc., Series 2015-189, Class IG, IO	0.933%	(c)	01/16/57	27,228	1,834,135
Government National Mortgage Assoc., Series 2016-113, Class IO, IO	1.192%	(c)	02/16/58	3,854	353,574
Government National Mortgage Assoc., Series 2016-119, Class IO, IO	1.127%	(c)	04/16/58	2,521	213,040
Government National Mortgage Assoc., Series 2016-125, Class IO, IO	1.148%	(c)	12/16/57	2,427	202,294
Government National Mortgage Assoc., Series 2016-87, Class IO, IO	1.008%	(c)	08/16/58	2,323	182,422
GS Mortgage Securities Trust, Series 2011-GC5, Class C, 144A	5.400%	(c)	08/10/44	2,025	2,164,449
GS Mortgage Securities Trust, Series 2014-GC22, Class XA, IO	1.048%	(c)	06/10/47	19,596	1,063,369
GS Mortgage Securities Trust, Series 2016-GS3, Class A4	2.850%		10/10/49	390	378,939

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GS Mortgage Securities Trust, Series 2007-GG10, Class A4	5.793%	(c)	08/10/45	9,889	$9,950,101
Hilton USA Trust, Series 2013-HLT, Class EFX, 144A	4.453%	(c)	11/05/30	100	100,149
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 144A	2.835%		08/10/38	160	154,153
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class XA, IO	1.094%	(c)	08/15/47	1,533	91,700
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class D, 144A	4.560%	(c)	09/15/47	210	183,699
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class XA, IO	1.373%	(c)	02/15/48	40,394	2,798,732
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class B	3.986%		10/15/48	630	603,368
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, IO	1.195%	(c)	10/15/48	2,328	139,677
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class XA, IO	1.041%	(c)	12/15/48	4,054	264,045
JPMBB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, IO, 144A	0.750%	(c)	12/15/49	1,800	98,705
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class AM	5.855%	(c)	06/12/43	140	140,443
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4	5.440%		06/12/47	576	576,040
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4	5.753%	(c)	06/15/49	2,863	2,879,972
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2008-C2, Class A4FL	2.164%	(c)	02/12/51	548	523,668
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class XA, IO	1.136%	(c)	07/15/47	1,269	60,337
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 144A	2.404%	(c)	07/15/36	2,333	2,350,557
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-UES, Class E, 144A	3.621%	(c)	09/05/32	1,040	1,006,525
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-ATRM, Class D, 144A	5.355%		10/05/28	380	387,028
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 144A	2.854%	(c)	10/06/38	800	775,277
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 144A	5.716%	(c)	03/18/51	100	100,495
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3	5.430%		02/15/40	1,829	1,832,315
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	5.866%	(c)	09/15/45	8,929	9,149,663
Lehman Brothers Small Balance Commercial Mortgage Trust 2007-1, Series 2007-1A, Class 1A, 144A	1.006%	(c)	03/25/37	558	500,256
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 144A	2.504%	(c)	09/15/28	417	420,199
Lone Star Portfolio Trust, Series 2015-LSP, Class D, 144A	4.704%	(c)	09/15/28	128	129,152

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Merrill Lynch Mortgage Investors Trust, Series 1998-C3, Class G, 144A	6.000%		12/15/30	2,000	$1,977,981
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A	5.826%	(c)	06/12/50	31	31,181
ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4	5.485%	(c)	03/12/51	1,690	1,694,133
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4	5.733%	(c)	06/12/50	695	699,700
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, IO	1.147%	(c)	12/15/47	5,098	283,223
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, IO, 144A	1.191%	(c)	12/15/47	1,070	68,344
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class D, 144A	3.071%		02/15/48	100	71,513
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4	3.732%		05/15/48	210	217,971
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class D	3.068%		10/15/48	140	98,002
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class XA, IO	1.147%	(c)	10/15/48	4,864	343,546
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5	3.531%		10/15/48	210	215,096
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D, 144A	3.060%		10/15/48	885	610,490
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, IO, 144A	1.351%	(c)	10/15/48	1,180	108,449
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, IO	1.660%	(c)	05/15/49	1,792	189,732
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XB, IO	0.959%	(c)	05/15/49	2,230	165,593
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class XA, IO	1.472%	(c)	11/15/49	999	97,061
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA, IO	0.780%	(c)	12/15/49	1,000	55,477
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM	5.406%		03/15/44	1,800	1,798,432
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4	5.692%	(c)	04/15/49	1,445	1,447,934
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4	5.809%		12/12/49	1,033	1,048,398
Morgan Stanley Capital I Trust, Series 2008-T29, Class A4	6.275%	(c)	01/11/43	1,778	1,841,648
Morgan Stanley Capital I Trust, Series 2014-CPT, Class F, 144A	3.446%	(c)	07/13/29	130	125,835
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 144A	3.446%	(c)	07/13/29	1,100	1,051,721
Morgan Stanley Capital I Trust, Series 2015-MS1, Class C	4.030%	(c)	05/15/48	140	131,730
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSB, 144A	3.454%	(c)	08/15/26	200	199,749
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4A, 144A	5.793%	(c)	08/12/45	76	76,324
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 144A^	2.000%		07/27/49	438	435,475
Motel 6 Trust, Series 2015-MTL6, Class B, 144A	3.298%		02/05/30	3,345	3,356,435
Motel 6 Trust, Series 2015-MTL6, Class C, 144A	3.644%		02/05/30	3,780	3,790,816
STRIPs Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A^	0.500%		12/25/44	1,060	1,056,452

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Velocity Commercial Capital Loan Trust, Series 2015-1, Class AFL, 144A	3.022%	(c)	06/25/45	1,175	$1,180,097
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFL	2.392%	(c)	10/25/46	796	796,133
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M1^	3.661%	(c)	10/25/46	100	101,438
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M2^	4.458%	(c)	10/25/46	100	102,125
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M3	5.498%	(c)	10/25/46	100	96,729
Velocity Commercial Capital Loan Trust, Series 2016-2, Class M4	7.226%	(c)	10/25/46	100	96,288
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ	5.632%	(c)	10/15/48	1,942	1,939,957
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5	5.342%		12/15/43	1,615	1,613,420
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5	5.500%		04/15/47	2,000	2,010,239
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class AMFL, 144A	0.927%	(c)	06/15/49	1,000	965,347
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class AMFX, 144A	5.703%		06/15/49	4,000	4,037,134
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3	5.678%		05/15/46	758	763,191
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 144A	2.054%	(c)	06/15/29	940	943,376
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, IO	0.989%	(c)	02/15/48	1,185	68,995
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class XA, IO	1.013%	(c)	09/15/58	908	56,932
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class XA, IO	1.194%	(c)	05/15/48	2,349	154,518
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class XB, IO	0.358%	(c)	05/15/48	1,040	35,443
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C	4.602%	(c)	12/15/48	100	98,297
Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class XA, IO	1.811%	(c)	03/15/59	4,075	456,710
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class XA, IO	1.099%	(c)	12/15/59	2,900	198,621
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class D	4.882%	(c)	01/15/59	580	511,136
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 144A	5.248%	(c)	06/15/44	1,350	1,388,073
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class XA, IO	1.174%	(c)	05/15/47	1,254	69,233
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class XA, IO, 144A	2.099%	(c)	11/15/45	2,807	214,635

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $169,458,934)					166,750,044

CORPORATE BONDS — 30.7%
Advertising
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.750%		02/15/23	572	576,534

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Advertising (continued)
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	4.000%	03/15/22		915	$946,503

					1,523,037

Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	2.850%	12/15/20		456	456,666
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	4.750%	10/07/44		68	68,812
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050%	06/15/25		3,040	3,021,759
Harris Corp., Sr. Unsec’d. Notes	2.700%	04/27/20		448	447,507
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.550%	01/15/26		514	525,160
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.600%	03/01/35		641	608,950
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.070%	12/15/42		242	238,867
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.500%	05/15/36		164	174,362
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.700%	05/15/46		337	366,564
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.850%	04/15/45		687	651,703
United Technologies Corp., Jr. Sub. Notes	1.778%	05/04/18		2,618	2,618,571
United Technologies Corp., Sr. Unsec’d. Notes	4.150%	05/15/45		733	740,323

					9,919,244

Agriculture — 0.4%
Altria Group, Inc., Gtd. Notes	2.625%	01/14/20		997	1,008,362
Altria Group, Inc., Gtd. Notes	3.875%	09/16/46		1,292	1,192,378
Altria Group, Inc., Gtd. Notes	4.250%	08/09/42		445	437,933
Altria Group, Inc., Gtd. Notes	5.375%	01/31/44		587	678,057
Philip Morris International, Inc., Sr. Unsec’d. Notes	1.125%	08/21/17		2,194	2,192,063
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	03/04/43		854	826,404
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.250%	11/10/44		1,340	1,323,129
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.875%	11/15/43		265	285,041
Reynolds American, Inc., Gtd. Notes	2.300%	06/12/18		746	750,729
Reynolds American, Inc., Gtd. Notes	3.250%	06/12/20		328	336,090
Reynolds American, Inc., Gtd. Notes	6.150%	09/15/43		4,995	6,027,082

					15,057,268

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	11/01/28		1,487	1,464,461
American Airlines Group, Inc., Gtd. Notes, 144A	4.625%	03/01/20		1,006	1,018,575
Turkish Airlines 2015-1 Class A Pass Through Trust (Turkey), Pass-Through Certificates, 144A	4.200%	09/15/28		558	545,928

					3,028,964

Apparel — 0.1%
Wolverine World Wide, Inc., Gtd. Notes, 144A	5.000%	09/01/26		1,950	1,876,875

Auto Manufacturers — 1.8%
Fiat Chrysler Finance Europe (United Kingdom), Gtd. Notes, GMTN, RegS	4.750%	07/15/22	EUR	100	115,792
Ford Motor Co., Sr. Unsec’d. Notes	5.291%	12/08/46		2,752	2,787,748

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.724%		12/06/17		4,597	$4,593,525
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		03/12/19		19,130	19,118,656
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.597%		11/04/19		1,355	1,352,988
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.336%		03/18/21		3,122	3,143,664
General Motors Co., Sr. Unsec’d. Notes	5.000%		04/01/35		8,255	8,049,640
General Motors Co., Sr. Unsec’d. Notes	5.200%		04/01/45		6,075	5,855,765
General Motors Co., Sr. Unsec’d. Notes	6.750%		04/01/46		1,346	1,578,441
General Motors Financial Co., Inc., Gtd. Notes	2.625%		07/10/17		1,216	1,222,576
General Motors Financial Co., Inc., Gtd. Notes	3.100%		01/15/19		412	416,373
General Motors Financial Co., Inc., Gtd. Notes	3.200%		07/06/21		4,852	4,811,520
General Motors Financial Co., Inc., Gtd. Notes	3.700%		11/24/20		1,616	1,643,876
General Motors Financial Co., Inc., Gtd. Notes	4.000%		01/15/25		979	955,153
General Motors Financial Co., Inc., Gtd. Notes	4.000%		10/06/26		1,539	1,479,781
General Motors Financial Co., Inc., Gtd. Notes	4.750%		08/15/17		1,497	1,525,395
Hyundai Capital America, Sr. Unsec’d. Notes, MTN, 144A	3.000%		10/30/20		5,345	5,345,454

						63,996,347

Auto Parts & Equipment — 0.1%
Delphi Automotive PLC, Gtd. Notes(a)	4.250%		01/15/26		950	983,561
Delphi Automotive PLC, Gtd. Notes	4.400%		10/01/46		454	417,131
Goodyear Tire & Rubber Co. (The), Gtd. Notes	5.000%		05/31/26		325	323,518
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	2.750%		09/15/21	EUR	100	108,297
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A	3.250%		09/15/23	EUR	100	108,160
LKQ Italia Bondco SpA, Gtd. Notes, RegS	3.875%		04/01/24	EUR	100	111,897

						2,052,564

Banks — 7.2%
Allied Irish Banks PLC (Ireland), Sub. Notes, EMTN, RegS	4.125%	(c)	11/26/25	EUR	100	106,588
Banco Bilbao Vizcaya Argentaria SA (Spain), Jr. Sub. Notes, RegS	7.000%	(c)	12/29/49	EUR	200	201,907
Banco Espirito Santo SA (Portugal), Sr. Unsec’d. Notes, EMTN, RegS(d)	4.000%		01/21/19	EUR	100	28,948
Banco Nacional de Comercio Exterior SNC (Mexico), Sub. Notes, 144A	3.800%	(c)	08/11/26		955	894,119
Banco Popular Espanol SA (Spain), Jr. Sub. Notes, EMTN, RegS	11.500%	(c)	10/29/49	EUR	100	105,405
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	4.625%		02/13/17		6,610	6,623,683
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22		3,785	3,890,825
Banco Santander SA (Spain), Jr. Sub. Notes, RegS	6.250%	(c)	03/12/49	EUR	100	98,423
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	2.750%		03/27/18		2,003	2,015,841
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	4.800%		10/18/20		5,777	6,165,538
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, MTN, 144A	3.300%		10/03/18		3,735	3,811,276
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	2.625%		04/19/21		6,405	6,361,049
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23		1,969	1,975,576

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.500%		04/19/26		3,045	$3,004,416
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.250%		04/21/20		2,897	2,880,110
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.875%		08/01/25		1,546	1,572,021
Bank of America Corp., Sr. Unsec’d. Notes, MTN	4.875%		04/01/44		232	251,736
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21		7,515	8,184,121
Bank of America Corp., Sr. Unsec’d. Notes, MTN	6.875%		04/25/18		1,425	1,514,647
Bank of Ireland (Ireland), Jr. Sub. Notes, RegS	7.375%	(c)	12/29/49	EUR	200	214,278
Bank of Ireland (Ireland), Sub. Notes, EMTN, RegS	4.250%	(c)	06/11/24	EUR	100	108,160
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625%	(c)	12/29/49		2,046	1,876,837
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.050%		05/03/21		4,890	4,799,540
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.100%		01/15/19		1,854	1,862,191
Bankia SA (Spain), Sub. Notes, MTN, RegS	4.000%	(c)	05/22/24	EUR	100	106,830
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		06/08/20		12,245	12,141,566
BB&T Corp., Sr. Unsec’d. Notes, MTN	2.450%		01/15/20		1,323	1,333,368
BBVA Banco Continental SA (Peru), Sr. Unsec’d. Notes, 144A.	3.250%		04/08/18		5,680	5,722,599
BNP Paribas SA (France), Jr. Sub. Notes, 144A	7.375%	(c)	12/29/49		200	201,239
Branch Banking & Trust Co., Sr. Unsec’d. Notes, MTN	2.300%		10/15/18		584	589,814
Capital One Financial Corp., Sr. Unsec’d. Notes	4.750%		07/15/21		40	43,263
Capital One Financial Corp., Sub. Notes	3.750%		07/28/26		1,227	1,189,448
Capital One NA, Sr. Unsec’d. Notes	2.400%		09/05/19		250	250,556
Citigroup, Inc., Sr. Unsec’d. Notes	1.800%		02/05/18		1,778	1,777,006
Citigroup, Inc., Sr. Unsec’d. Notes	2.500%		09/26/18		2,159	2,179,651
Citigroup, Inc., Sr. Unsec’d. Notes	2.500%		07/29/19		2,077	2,091,238
Citigroup, Inc., Sr. Unsec’d. Notes	2.650%		10/26/20		735	735,517
Citigroup, Inc., Sr. Unsec’d. Notes	2.700%		03/30/21		610	608,604
Citigroup, Inc., Sr. Unsec’d. Notes	2.900%		12/08/21		12,661	12,626,841
Citigroup, Inc., Sub. Notes	3.500%		05/15/23		2,163	2,156,018
Citigroup, Inc., Sub. Notes	3.875%		03/26/25		1,875	1,862,623
Citigroup, Inc., Sub. Notes	4.050%		07/30/22		8,895	9,206,183
Citigroup, Inc., Sub. Notes	4.125%		07/25/28		1,409	1,391,844
Citizens Bank NA, Sr. Unsec’d. Notes, MTN	2.300%		12/03/18		703	706,602
Cooperatieve Rabobank UA (Netherlands), Jr. Sub. Notes, RegS	6.625%	(c)	12/29/49	EUR	200	225,030
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes	3.000%		10/29/21		842	850,045
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	2.750%		03/26/20		1,874	1,857,734
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	4.875%		05/15/45		625	641,546
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26		1,213	1,171,286
Fifth Third Bank, Sr. Unsec’d. Notes	2.250%		06/14/21		1,798	1,777,560
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.000%		04/25/19		575	572,716
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.350%		11/15/21		3,653	3,549,109
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.600%		04/23/20		1,331	1,332,395
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%		01/31/19		2,719	2,748,235

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.625%		04/25/21		1,241	$1,231,989
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.750%		09/15/20		637	639,752
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.875%		02/25/21		1,050	1,054,855
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		01/23/25		791	780,479
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26		2,741	2,677,916
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		01/22/23		565	577,098
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		05/22/25		1,627	1,631,232
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22		5,915	6,649,732
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.800%		07/08/44		461	483,971
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37		3,040	3,753,935
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.650%		01/05/22		4,501	4,394,151
HSH Nordbank AG (Germany), Sub. Notes, EMTN, RegS	0.488%	(c)	02/14/17	EUR	50	51,900
Intesa Sanpaolo SpA (Italy), Jr. Sub. Notes, EMTN, RegS	7.000%	(c)	12/29/49	EUR	200	207,741
Intesa Sanpaolo SpA (Italy), Sub. Notes, EMTN, RegS	2.855%		04/23/25	EUR	100	104,480
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19		1,012	1,016,064
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.550%		10/29/20		2,075	2,073,469
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.700%		05/18/23		950	929,470
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750%		06/23/20		128	129,158
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.972%		01/15/23		6,443	6,421,422
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.200%		06/15/26		1,999	1,956,527
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.900%		07/15/25		1,087	1,117,739
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21		3,275	3,503,579
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.500%		01/24/22		3,425	3,693,626
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.625%		05/10/21		1,115	1,200,554
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	1.350%		02/15/17		2,733	2,733,465
JPMorgan Chase & Co., Sub. Notes	3.875%		09/10/24		1,812	1,833,449
JPMorgan Chase & Co., Sub. Notes	4.250%		10/01/27		990	1,017,154
Lloyds Banking Group PLC (United Kingdom), Gtd. Notes	3.100%		07/06/21		990	1,003,308
Morgan Stanley, Sr. Unsec’d. Notes	2.800%		06/16/20		6,818	6,873,798
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21		8,145	9,037,497
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%		10/23/24		7,796	7,888,866
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.750%		02/25/23		1,590	1,633,159
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.875%		01/27/26		902	911,116
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%		07/23/25		1,406	1,441,174
Morgan Stanley, Sr. Unsec’d. Notes, MTN	2.625%		11/17/21		6,394	6,317,029
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875%		09/12/23		4,513	4,333,635
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		08/05/21		8,425	8,238,428
Santander UK Group Holdings PLC (United Kingdom), Sub. Notes, 144A	5.625%		09/15/45		1,935	1,896,803

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Societe Generale SA (France), Jr. Sub. Notes, 144A	7.375%	(c)	12/29/49		200	$199,664
State Street Corp., Jr. Sub. Notes	1.963%	(c)	06/01/77		344	304,010
State Street Corp., Sr. Unsec’d. Notes	2.650%		05/19/26		2,470	2,342,615
Toronto-Dominion Bank (The) (Canada), Certificate of Deposit	1.406%	(c)	08/15/17		5,910	5,920,585
U.S. Bancorp, Sub. Notes, MTN	2.950%		07/15/22		1,869	1,880,078
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	2.650%		02/01/22		4,519	4,391,994
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125%		09/24/25		861	877,589
UniCredit SpA (Italy), Sub. Notes, EMTN, RegS	6.950%		10/31/22	EUR	100	120,825
Wells Fargo & Co., Sr. Unsec’d. Notes	2.100%		07/26/21		4,770	4,641,472
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000%		10/23/26		1,730	1,647,647
Wells Fargo & Co., Sr. Unsec’d. Notes	3.900%		05/01/45		1,357	1,287,124
Wells Fargo & Co., Sr. Unsec’d. Notes, GMTN	2.600%		07/22/20		939	944,427
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.550%		12/07/20		874	874,999
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	3.550%		09/29/25		1,025	1,023,302
Wells Fargo & Co., Sub. Notes, GMTN	4.900%		11/17/45		499	512,533
Wells Fargo & Co., Sub. Notes, MTN	4.750%		12/07/46		2,426	2,462,041

						261,064,326

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.650%		02/01/21		1,463	1,471,405
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.300%		02/01/23		1,520	1,546,953
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	3.650%		02/01/26		11,743	11,921,376
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%		02/01/36		705	741,567
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%		02/01/46		600	648,522
Anheuser-Busch Inbev Worldwide, Inc. (Belgium), Gtd. Notes	3.750%		07/15/42		418	375,946
Molson Coors Brewing Co., Gtd. Notes	4.200%		07/15/46		575	536,087
Molson Coors Brewing Co., Gtd. Notes	5.000%		05/01/42		296	309,424
PepsiCo, Inc., Sr. Unsec’d. Notes	4.450%		04/14/46		988	1,052,297

						18,603,577

Biotechnology — 0.3%
Amgen, Inc., Sr. Unsec’d. Notes	2.125%		05/01/20		1,388	1,374,999
Amgen, Inc., Sr. Unsec’d. Notes	4.400%		05/01/45		1,568	1,503,000
Biogen, Inc., Sr. Unsec’d. Notes	2.900%		09/15/20		1,780	1,802,702
Biogen, Inc., Sr. Unsec’d. Notes	5.200%		09/15/45		317	339,236
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.350%		02/01/20		316	317,642
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.500%		09/01/23		859	828,352
Gilead Sciences, Inc., Sr. Unsec’d. Notes	3.650%		03/01/26		238	241,317
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%		03/01/47		1,236	1,173,957
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%		02/01/45		735	734,382
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.600%		09/01/35		270	280,041
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.750%		03/01/46		649	671,501
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.800%		04/01/44		1,027	1,066,402

						10,333,531

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Building Materials — 0.3%
CRH America, Inc. (Ireland), Gtd. Notes, 144A	3.875%		05/18/25		1,030	$1,048,785
LafargeHolcim Finance US LLC (Switzerland), Gtd. Notes, 144A	4.750%		09/22/46		1,866	1,804,702
Owens Corning, Gtd. Notes	4.200%		12/01/24		1,950	1,997,541
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	6.000%		10/15/25		345	363,113
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A	7.250%		04/05/41		7,505	6,983,403

						12,197,544

Chemicals — 0.7%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125%		03/15/35		664	608,817
Air Liquide Finance SA (France), Gtd. Notes, 144A	3.500%		09/27/46		304	281,372
Braskem America Finance Co. (Brazil), Gtd. Notes, 144A	7.125%		07/22/41		5,925	5,969,438
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%		11/15/42		355	344,606
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%		10/01/44		637	639,186
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%		09/01/42		675	670,786
INEOS Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	4.000%		05/01/23	EUR	100	108,836
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%		03/01/22		5,180	5,342,274
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%		09/17/44		4,760	4,242,350
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A	5.625%		04/25/24		3,945	4,079,106
PolyOne Corp., Sr. Unsec’d. Notes	5.250%		03/15/23		1,770	1,796,550
PSPC Escrow Corp., Sr. Unsec’d. Notes, RegS	6.000%		02/01/23	EUR	100	105,493
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	4.000%		12/15/42		271	246,419
Solvay Finance SA (Belgium), Gtd. Notes, RegS	5.118%	(c)	12/29/49	EUR	100	112,695

						24,547,928

Coal
CONSOL Energy, Inc., Gtd. Notes	5.875%		04/15/22		620	607,600

Commercial Services — 0.3%
Avis Budget Finance PLC, Gtd. Notes, RegS	4.125%		11/15/24	EUR	100	105,317
Cielo SA/Cielo USA, Inc. (Brazil), Gtd. Notes, 144A	3.750%		11/16/22		3,990	3,720,675
Cognita Financing PLC (United Kingdom), Sr. Sec’d. Notes, RegS	7.750%		08/15/21	GBP	100	130,645
Loxam SAS (France), Sec’d. Notes, RegS	3.500%		05/03/23	EUR	100	104,507
Massachusetts Institute of Technology, Unsec’d. Notes	3.885%		07/01/2116		380	325,114
President and Fellows of Harvard College, Unsec’d. Notes	3.150%		07/15/46		289	258,568
President and Fellows of Harvard College, Unsec’d. Notes	3.300%		07/15/56		2,465	2,167,810
Total System Services, Inc., Sr. Unsec’d. Notes	4.800%		04/01/26		2,018	2,174,439
University of Southern California, Unsec’d. Notes	3.028%		10/01/39		1,279	1,135,980
Wesleyan University, Unsec’d. Notes	4.781%		07/01/2116		642	609,049

						10,732,104

Computers — 0.7%
Apple, Inc., Sr. Unsec’d. Notes	3.450%		02/09/45		587	518,114
Apple, Inc., Sr. Unsec’d. Notes	4.650%		02/23/46		3,787	4,089,388
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A(a)	7.125%		06/15/24		1,270	1,409,926

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Computers (continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	8.100%		07/15/36		1,960	$2,331,581
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	8.350%		07/15/46		2,985	3,675,395
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	2.850%		10/05/18		1,975	1,994,100
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	3.600%		10/15/20		6,800	6,917,735
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	3.850%		10/15/20		2,048	2,083,459
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	6.200%		10/15/35		3,720	3,788,076
HP, Inc., Sr. Unsec’d. Notes	3.750%		12/01/20		189	195,688

						27,003,462

Distribution/Wholesale
Rexel SA (France), Sr. Unsec’d. Notes, RegS	3.500%		06/15/23	EUR	100	109,950

Diversified Financial Services — 1.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%		05/15/19		7,896	8,044,049
Air Lease Corp., Sr. Unsec’d. Notes	3.000%		09/15/23		3,546	3,387,799
Aircastle Ltd., Sr. Unsec’d. Notes	5.000%		04/01/23		785	800,699
Aircastle Ltd., Sr. Unsec’d. Notes	5.500%		02/15/22		950	1,006,999
Ally Financial, Inc., Gtd. Notes	2.750%		01/30/17		6,700	6,701,340
Ally Financial, Inc., Gtd. Notes	7.500%		09/15/20		6,785	7,607,681
American Express Credit Corp., Sr. Unsec’d. Notes, GMTN	2.250%		08/15/19		1,833	1,843,201
Bear Stearns Cos. LLC (The), Gtd. Notes	4.650%		07/02/18		2,690	2,797,466
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.300%		06/05/19		250	250,604
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%		04/15/18		1,090	1,110,438
International Lease Finance Corp., Sr. Unsec’d. Notes	5.875%		04/01/19		4,560	4,842,629
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43		408	419,828
Mercury Bondco PLC (Italy), Sr. Sec’d. Notes, RegS, PIK	8.250%		05/30/21	EUR	100	110,864
National Rural Utilities Cooperative Finance Corp., Sub. Notes	4.750%	(c)	04/30/43		3,730	3,750,414
Navient Corp., Sr. Unsec’d. Notes, MTN	5.500%		01/15/19		6,810	7,065,375
Quicken Loans, Inc., Gtd. Notes, 144A	5.750%		05/01/25		3,380	3,287,050
Springleaf Finance Corp., Gtd. Notes	5.250%		12/15/19		5,696	5,738,720
Springleaf Finance Corp., Gtd. Notes	6.000%		06/01/20		1,850	1,875,438
Synchrony Financial, Sr. Unsec’d. Notes	2.600%		01/15/19		1,068	1,073,402
Synchrony Financial, Sr. Unsec’d. Notes	2.700%		02/03/20		506	504,500
Synchrony Financial, Sr. Unsec’d. Notes	4.500%		07/23/25		631	648,142
Visa, Inc., Sr. Unsec’d. Notes	4.150%		12/14/35		217	227,195

						63,093,833

Electric — 0.8%
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.500%		08/15/46		562	505,681
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	4.500%		04/01/44		588	638,789
Commonwealth Edison Co., First Mortgage	4.700%		01/15/44		524	577,202
Consumers Energy Co., First Mortgage	3.950%		05/15/43		561	551,731
DTE Electric Co., General Ref. Mortgage	3.950%		06/15/42		647	642,795
DTE Energy Co., Sr. Unsec’d. Notes	2.400%		12/01/19		404	405,993

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
DTE Energy Co., Sr. Unsec’d. Notes	3.500%		06/01/24		1,047	$1,055,181
Duke Energy Carolinas LLC, First Mortgage	4.250%		12/15/41		480	491,036
Duke Energy Carolinas LLC, First Ref. Mortgage	3.750%		06/01/45		547	520,704
Duke Energy Corp., Sr. Unsec’d. Notes	3.750%		09/01/46		407	366,384
Duke Energy Corp., Sr. Unsec’d. Notes	4.800%		12/15/45		725	766,304
Duke Energy Florida LLC, First Mortgage	3.850%		11/15/42		302	289,593
Emera US Finance LP (Canada), Gtd. Notes, 144A	2.150%		06/15/19		1,209	1,207,002
Emera US Finance LP (Canada), Gtd. Notes, 144A	2.700%		06/15/21		1,821	1,802,504
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000%		10/25/26		835	797,158
Enel Generacion Chile SA (Chile), Sr. Unsec’d. Notes	4.250%		04/15/24		1,395	1,394,841
Enel SpA (Italy), Jr. Sub. Notes, RegS	6.500%	(c)	01/10/74	EUR	100	113,311
Enel SpA (Italy), Jr. Sub. Notes, RegS	7.750%	(c)	09/10/75	GBP	100	134,771
Exelon Corp., Sr. Unsec’d. Notes	2.450%		04/15/21		329	325,046
Exelon Corp., Sr. Unsec’d. Notes	2.850%		06/15/20		1,605	1,622,133
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750%		03/15/18		2,665	2,689,209
Florida Power & Light Co., First Mortgage	3.800%		12/15/42		524	515,290
Gas Natural Fenosa Finance BV (Spain), Gtd. Notes, RegS	3.375%	(c)	12/29/49	EUR	100	98,337
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA (Argentina), Gtd. Notes, 144A	9.625%		07/27/23		336	346,080
Northern States Power Co., First Mortgage	3.600%		05/15/46		1,704	1,613,090
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.300%		03/15/45		402	411,146
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.750%		02/15/44		717	786,819
Progress Energy, Inc., Sr. Unsec’d. Notes	4.875%		12/01/19		213	228,736
Puget Sound Energy, Inc., Sr. Sec’d. Notes	4.300%		05/20/45		1,141	1,186,046
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A	3.850%		06/01/25		1,916	1,940,967
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A	4.250%		01/14/25		3,060	3,070,551
Transelec SA (Chile), Sr. Unsec’d. Notes, 144A	4.625%		07/26/23		360	373,686
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.200%		05/15/45		543	552,545
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%		02/15/44		546	573,227

						28,593,888

Electrical Components & Equipment — 0.1%
EnerSys, Gtd. Notes, 144A	5.000%		04/30/23		1,040	1,045,199
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	2.878%		04/15/20		2,460	2,454,450
Molex Electronic Technologies LLC, Sr. Unsec’d. Notes, 144A	3.900%		04/15/25		1,415	1,391,938

						4,891,587

Electronics — 0.1%
Flex Ltd., Gtd. Notes	4.750%		06/15/25		2,405	2,544,541
Trionista Holdco GmbH (Germany), Sr. Sec’d. Notes, RegS	5.000%		04/30/20	EUR	100	108,055

						2,652,596

Engineering & Construction
Aeropuerto Internacional de Tocumen SA (Panama), Sr. Sec’d. Notes, 144A	5.625%		05/18/36		280	290,150

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Entertainment
International Game Technology PLC, Sr. Sec’d. Notes, 144A	6.250%	02/15/22		200	$214,500
PortAventura Entertainment Barcelona BV (Spain), Sr. Sec’d. Notes, RegS	7.250%	12/01/20	EUR	100	109,340
Regal Entertainment Group, Sr. Unsec’d. Notes	5.750%	06/15/23		970	990,312
Vue International Bidco PLC (United Kingdom), Sr. Sec’d. Notes, RegS	7.875%	07/15/20	GBP	100	128,035

					1,442,187

Environmental Control
Befesa Zinc SAU Via Zinc Capital SA (Luxembourg), Sr. Sec’d. Notes, EMTN, RegS	8.875%	05/15/18	EUR	100	107,929
Bilbao Luxembourg SA (Luxembourg), Sr. Sec’d. Notes, EMTN, RegS, PIK	10.500%	12/01/18	EUR	100	107,502
Waste Management, Inc., Gtd. Notes	3.900%	03/01/35		724	719,799

					935,230

Foods — 0.1%
Arcor SAIC (Argentina), Sr. Unsec’d. Notes, 144A	6.000%	07/06/23		203	211,628
Casino Guichard Perrachon SA (France), Sr. Unsec’d. Notes, EMTN, RegS	3.248%	03/07/24	EUR	100	112,491
Kraft Heinz Foods Co., Gtd. Notes	6.875%	01/26/39		332	417,109
Marfrig Holdings Europe BV (Brazil), Gtd. Notes, 144A	8.000%	06/08/23		200	207,020
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, 144A	5.625%	04/14/18		3,070	3,185,125
Sysco Corp., Gtd. Notes	4.500%	04/01/46		401	404,285
Tesco PLC (United Kingdom), Sr. Unsec’d. Notes, EMTN	5.000%	03/24/23	GBP	100	132,888

					4,670,546

Forest Products & Paper — 0.3%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	5.000%	01/21/21		4,180	4,394,225
Fibria Overseas Finance Ltd. (Brazil), Gtd. Notes	5.250%	05/12/24		84	84,420
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375%	12/01/25		829	1,041,539
Smurfit Kappa Acquisitions (Ireland), Gtd. Notes, RegS	2.750%	02/01/25	EUR	100	107,108
Suzano Austria GmbH (Brazil), Gtd. Notes, 144A	5.750%	07/14/26		5,090	4,905,488

					10,532,780

Gas
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500%	05/20/25		1,670	1,686,699

Healthcare-Products — 0.2%
Becton Dickinson and Co., Sr. Unsec’d. Notes	1.800%	12/15/17		309	309,703
Becton Dickinson and Co., Sr. Unsec’d. Notes	2.675%	12/15/19		1,183	1,200,285
Becton Dickinson and Co., Sr. Unsec’d. Notes	4.685%	12/15/44		179	185,434
Boston Scientific Corp., Sr. Unsec’d. Notes	2.650%	10/01/18		994	1,004,901
Medtronic, Inc., Gtd. Notes	2.500%	03/15/20		924	934,340
Medtronic, Inc., Gtd. Notes	3.625%	03/15/24		1,271	1,322,669
Medtronic, Inc., Gtd. Notes	4.625%	03/15/44		775	832,473
Medtronic, Inc., Gtd. Notes	4.625%	03/15/45		997	1,078,177
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.800%	09/15/20		883	887,953

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare-Products (continued)
St. Jude Medical, Inc., Sr. Unsec’d. Notes	3.875%	09/15/25		251	$252,873
Stryker Corp., Sr. Unsec’d. Notes	4.625%	03/15/46		583	594,472

					8,603,280

Healthcare-Services — 0.9%
Aetna, Inc., Sr. Unsec’d. Notes	2.400%	06/15/21		2,220	2,209,948
Aetna, Inc., Sr. Unsec’d. Notes	3.200%	06/15/26		1,146	1,133,702
Aetna, Inc., Sr. Unsec’d. Notes	4.125%	11/15/42		228	217,516
Aetna, Inc., Sr. Unsec’d. Notes	4.500%	05/15/42		753	763,706
Aetna, Inc., Sr. Unsec’d. Notes	4.750%	03/15/44		393	413,430
Anthem, Inc., Sr. Unsec’d. Notes	2.300%	07/15/18		3,248	3,269,232
Baylor Scott & White Holdings, Unsec’d. Notes	4.185%	11/15/45		400	390,269
Catholic Health Initiatives, Sec’d. Notes	4.350%	11/01/42		280	248,710
Centene Corp., Sr. Unsec’d. Notes	4.750%	01/15/25		3,745	3,656,056
Centene Corp., Sr. Unsec’d. Notes	5.625%	02/15/21		3,105	3,264,597
Cigna Corp., Sr. Unsec’d. Notes	3.250%	04/15/25		1,401	1,364,498
Dignity Health, Sec’d. Notes	5.267%	11/01/64		303	295,585
Kindred Healthcare, Inc., Gtd. Notes	8.000%	01/15/20		3,900	3,880,500
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.625%	02/01/20		845	844,171
MEDNAX, Inc., Gtd. Notes, 144A	5.250%	12/01/23		950	978,500
Molina Healthcare, Inc., Gtd. Notes	5.375%	11/15/22		1,360	1,380,400
New York and Presbyterian Hospital (The), Unsec’d. Notes	3.563%	08/01/36		324	309,957
Ochsner Clinic Foundation, Sec’d. Notes	5.897%	05/15/45		350	404,733
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949%	07/01/46		795	732,228
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%	07/15/45		350	378,205
Synlab Bondco PLC (United Kingdom), Sr. Sec’d. Notes, RegS	6.250%	07/01/22	EUR	100	114,739
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.700%	07/15/20		540	548,124
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.200%	01/15/47		744	752,554
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%	07/15/35		176	191,847
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750%	08/01/22		3,775	3,822,188

					31,565,395

Holding Companies-Diversified
ProGroup AG (Germany), Sr. Sec’d. Notes, RegS	5.125%	05/01/22	EUR	100	112,402

Home Builders
Toll Brothers Finance Corp., Gtd. Notes	4.875%	11/15/25		1,250	1,228,125

Housewares — 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	2.875%	12/01/19		2,095	2,132,350

Insurance — 0.4%
Allstate Corp. (The), Sr. Unsec’d. Notes	4.200%	12/15/46		896	915,012
American International Group, Inc., Sr. Unsec’d. Notes	3.750%	07/10/25		831	836,363
American International Group, Inc., Sr. Unsec’d. Notes	3.875%	01/15/35		711	667,866
American International Group, Inc., Sr. Unsec’d. Notes	3.900%	04/01/26		1,145	1,165,131
American International Group, Inc., Sr. Unsec’d. Notes	4.500%	07/16/44		314	309,628
Aon PLC, Gtd. Notes	4.750%	05/15/45		889	898,586

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Insurance (continued)
Lincoln National Corp., Sr. Unsec’d. Notes	3.625%	12/12/26		1,128	$1,125,374
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	3.750%	03/14/26		172	175,225
Metropolitan Life Global Funding I, Sec’d. Notes, 144A	1.300%	04/10/17		5,464	5,467,076
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600%	08/01/43		871	941,750
XLIT Ltd. (Ireland), Gtd. Notes	2.300%	12/15/18		1,159	1,166,632

					13,668,643

Internet — 0.3%
Amazon.com, Inc., Sr. Unsec’d. Notes	4.950%	12/05/44		2,460	2,805,743
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A	3.375%	03/05/18		7,450	7,548,347
United Group BV (Netherlands), Sr. Sec’d. Notes, RegS	7.875%	11/15/20	EUR	100	110,181

					10,464,271

Iron/Steel — 0.2%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	7.750%	03/01/41		585	623,025
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	8.000%	10/15/39		3,796	4,165,503
Nucor Corp., Sr. Unsec’d. Notes	5.200%	08/01/43		535	603,721
Steel Dynamics, Inc., Gtd. Notes	6.375%	08/15/22		481	501,443

					5,893,692

Leisure Time
Cirsa Funding Luxembourg SA (Spain), Gtd. Notes, RegS	5.875%	05/15/23	EUR	100	111,581
Thomas Cook Group PLC (United Kingdom), Sr. Unsec’d. Notes, RegS	6.250%	06/15/22	EUR	100	110,834

					222,415

Lodging
Hilton Grand Vacations Borrower LLC/Hilton
Grand Vacations Borrower, Inc., Gtd. Notes, 144A	6.125%	12/01/24		445	462,244

Machinery-Construction & Mining — 0.1%
Ferreycorp Saa (Peru), Gtd. Notes, 144A	4.875%	04/26/20		2,901	2,901,000
NEW Areva Holding SA (France), Gtd. Notes, EMTN	4.875%	09/23/24	EUR	50	54,212

					2,955,212

Machinery-Diversified
Roper Technologies, Inc., Sr. Unsec’d. Notes	2.800%	12/15/21		922	921,559

Media — 1.7%
21st Century Fox America, Inc., Gtd. Notes	4.750%	09/15/44		385	384,836
21st Century Fox America, Inc., Gtd. Notes	4.950%	10/15/45		113	116,130
Cablevision SA (Argentina), Sr. Unsec’d. Notes, 144A	6.500%	06/15/21		200	203,250
CBS Corp., Gtd. Notes	2.300%	08/15/19		1,113	1,116,700
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	3.579%	07/23/20		1,251	1,276,314

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.464%	07/23/22		1,392	$1,454,683
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	4.908%	07/23/25		1,480	1,559,816
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35		1,264	1,443,276
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45		2,779	3,212,744
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22		2,115	2,162,588
Comcast Corp., Gtd. Notes	3.375%	08/15/25		1,652	1,661,975
Comcast Corp., Gtd. Notes	3.400%	07/15/46		1,055	921,344
Comcast Corp., Gtd. Notes	4.250%	01/15/33		335	348,623
Comcast Corp., Gtd. Notes	4.400%	08/15/35		447	467,624
Comcast Corp., Gtd. Notes	4.600%	08/15/45		495	518,893
Comcast Corp., Gtd. Notes	4.750%	03/01/44		1,048	1,124,006
Discovery Communications LLC, Gtd. Notes	3.450%	03/15/25		780	744,545
Discovery Communications LLC, Gtd. Notes	4.875%	04/01/43		1,361	1,257,692
Discovery Communications LLC, Gtd. Notes	4.900%	03/11/26		3,389	3,568,678
DISH DBS Corp., Gtd. Notes	5.000%	03/15/23		3,940	3,920,299
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%	07/18/20		7,359	7,961,334
NBCUniversal Enterprise, Inc., Jr. Sub. Notes, 144A	5.250%	03/29/49		1,372	1,440,600
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43		1,091	1,114,857
SFR Group SA (France), Sr. Sec’d. Notes, RegS	5.375%	05/15/22	EUR	100	110,265
Telenet Finance V Luxembourg SCA (Luxembourg), Sr. Sec’d. Notes, RegS	6.750%	08/15/24	EUR	100	116,592
Time Warner Cable LLC, Sr. Sec’d. Notes	4.000%	09/01/21		244	250,572
Time Warner Cable LLC, Sr. Sec’d. Notes	4.125%	02/15/21		2,036	2,104,902
Time Warner Cable LLC, Sr. Sec’d. Notes	4.500%	09/15/42		83	75,169
Time Warner Cable LLC, Sr. Sec’d. Notes	5.000%	02/01/20		841	892,578
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%	09/01/41		699	710,611
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%	11/15/40		3,720	3,967,175
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%	05/01/37		780	883,001
Time Warner Cable LLC, Sr. Sec’d. Notes	6.750%	06/15/39		2,020	2,348,414
Time Warner, Inc., Gtd. Notes	2.100%	06/01/19		1,131	1,130,317
Time Warner, Inc., Gtd. Notes	3.600%	07/15/25		677	673,209
Time Warner, Inc., Gtd. Notes	4.650%	06/01/44		1,355	1,295,578
Time Warner, Inc., Gtd. Notes	4.850%	07/15/45		1,121	1,122,221
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, RegS	4.000%	01/15/25	EUR	100	109,476
Viacom, Inc., Sr. Unsec’d. Notes	2.250%	02/04/22		1,441	1,354,171
Viacom, Inc., Sr. Unsec’d. Notes	2.750%	12/15/19		1,438	1,436,121
Viacom, Inc., Sr. Unsec’d. Notes	3.450%	10/04/26		519	479,659
Viacom, Inc., Sr. Unsec’d. Notes	4.375%	03/15/43		1,020	812,486
Viacom, Inc., Sr. Unsec’d. Notes	4.500%	03/01/21		863	901,831
Viacom, Inc., Sr. Unsec’d. Notes	5.250%	04/01/44		1,892	1,721,230
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A	6.375%	04/15/23		1,600	1,662,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	4.875%	01/15/27	GBP	100	120,788

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	6.000%	04/15/21	GBP	58	$74,572

					62,333,745

Mining — 0.6%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	4.875%	05/14/25		3,719	3,770,136
Anglo American Capital PLC (United Kingdom), Gtd. Notes, EMTN, RegS	2.500%	04/29/21	EUR	100	107,872
Anglo American Capital PLC (United Kingdom), Gtd. Notes, EMTN, RegS	3.500%	03/28/22	EUR	100	111,917
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%	04/01/42		1,440	1,402,557
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43		1,330	1,485,557
Freeport-McMoRan, Inc., Gtd. Notes	2.375%	03/15/18		2,625	2,605,313
Freeport-McMoRan, Inc., Gtd. Notes(a)	3.550%	03/01/22		5,625	5,231,250
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	2.125%	03/15/18		2,080	2,079,029
Newmont Mining Corp., Gtd. Notes	4.875%	03/15/42		390	365,918
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	4.125%	08/21/42		900	883,976
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%	04/23/45		4,505	4,422,676

					22,466,201

Miscellaneous Manufacturing — 0.2%
Eaton Corp., Gtd. Notes	2.750%	11/02/22		4,738	4,692,676
General Electric Co., Sr. Unsec’d. Notes	4.500%	03/11/44		1,755	1,883,949
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	4.650%	11/01/44		156	159,157
Textron, Inc., Sr. Unsec’d. Notes	3.875%	03/01/25		1,075	1,080,909

					7,816,691

Oil & Gas — 3.8%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.500%	07/15/44		520	488,567
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.600%	03/15/46		2,060	2,540,720
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	7.950%	06/15/39		593	767,708
Apache Corp., Sr. Unsec’d. Notes	4.250%	01/15/44		2,440	2,405,408
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.237%	05/10/19		2,497	2,512,129
CNPC General Capital Ltd. (China), Gtd. Notes, 144A	3.950%	04/19/22		2,445	2,524,306
Concho Resources, Inc., Gtd. Notes	4.375%	01/15/25		3,675	3,667,687
Continental Resources, Inc., Gtd. Notes(a)	3.800%	06/01/24		655	604,238
Continental Resources, Inc., Gtd. Notes	4.900%	06/01/44		893	763,515
Devon Energy Corp., Sr. Unsec’d. Notes	5.600%	07/15/41		2,133	2,196,981
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	5.500%	12/15/21		3,640	4,003,635
Ensco PLC, Sr. Unsec’d. Notes	4.500%	10/01/24		2,040	1,749,299
Ensco PLC, Sr. Unsec’d. Notes	5.750%	10/01/44		1,430	1,036,750
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%	04/01/35		410	388,283
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%	01/15/26		625	654,059
Exxon Mobil Corp., Sr. Unsec’d. Notes	1.819%	03/15/19		2,224	2,227,650
Exxon Mobil Corp., Sr. Unsec’d. Notes	4.114%	03/01/46		667	683,191
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%	07/19/22		201	206,823
Marathon Petroleum Corp., Sr. Unsec’d. Notes	4.750%	09/15/44		581	515,061

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Oil & Gas (continued)
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%		03/31/24		2,195	$1,986,475
Nabors Industries, Inc., Gtd. Notes	5.100%		09/15/23		6,065	6,051,718
Nabors Industries, Inc., Gtd. Notes, 144A	5.500%		01/15/23		1,844	1,920,065
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375%		01/01/26		4,550	4,639,180
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%		11/15/44		672	673,981
Pan American Energy LLC/Argentine Branch (Argentina), Gtd. Notes, 144A	7.875%		05/07/21		2,705	2,840,250
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.625%		05/20/43		7,220	6,642,970
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	6.450%		05/30/44		1,965	1,989,270
Petrobras Argentina SA (Argentina), Sr. Unsec’d. Notes, 144A	7.375%		07/21/23		387	377,325
Petrobras Global Finance BV (Brazil), Gtd. Notes	3.000%		01/15/19		911	887,952
Petrobras Global Finance BV (Brazil), Gtd. Notes	3.020%	(c)	01/15/19		662	650,071
Petrobras Global Finance BV (Brazil), Gtd. Notes	4.875%		03/17/20		504	498,305
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.375%		01/27/21		1,965	1,921,770
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.750%		01/20/20		1,907	1,930,838
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.750%		01/27/41		2,840	2,385,600
Petrobras Global Finance BV (Brazil), Gtd. Notes	6.850%		06/05/15		6,210	5,030,100
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.875%		03/15/19		1,356	1,453,415
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%		05/23/21		1,238	1,333,945
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.750%		05/23/26		80	86,300
Petrobras Global Finance BV (Brazil), Gtd. Notes, EMTN	6.250%		12/14/26	GBP	265	303,661
Petro-Canada (Canada), Sr. Unsec’d. Notes	6.800%		05/15/38		670	868,837
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	6.375%		02/04/21		6,630	7,060,950
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	6.500%		03/13/27		2,684	2,768,546
Petroleos Mexicanos (Mexico), Gtd. Notes, MTN, 144A	4.625%		09/21/23		133	129,382
Phillips 66, Gtd. Notes	4.875%		11/15/44		509	537,537
Phillips 66, Gtd. Notes	5.875%		05/01/42		2,875	3,404,158
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	4.450%		01/15/26		390	413,230
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%		05/01/23		2,150	2,155,375
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%		10/01/22		1,950	1,954,875
Range Resources Corp., Gtd. Notes, 144A(a)	5.000%		03/15/23		2,145	2,123,550
Rowan Cos., Inc., Gtd. Notes	4.750%		01/15/24		6,170	5,568,425
Shell International Finance BV (Netherlands), Gtd. Notes	3.625%		08/21/42		655	592,165
Shell International Finance BV (Netherlands), Gtd. Notes	3.750%		09/12/46		6,045	5,562,277
Shell International Finance BV (Netherlands), Gtd. Notes	4.125%		05/11/35		1,516	1,547,928
SM Energy Co., Sr. Unsec’d. Notes(a)	5.000%		01/15/24		1,300	1,225,250
SM Energy Co., Sr. Unsec’d. Notes	5.625%		06/01/25		1,420	1,370,300
SM Energy Co., Sr. Unsec’d. Notes(a)	6.125%		11/15/22		1,275	1,290,938
SM Energy Co., Sr. Unsec’d. Notes	6.500%		11/15/21		630	642,600
SM Energy Co., Sr. Unsec’d. Notes	6.500%		01/01/23		1,845	1,874,981
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.850%		06/01/39		750	994,251
Tesoro Corp., Gtd. Notes, 144A	4.750%		12/15/23		5,830	5,870,081
Thai Oil PCL (Thailand), Sr. Unsec’d. Notes, 144A	4.875%		01/23/43		7,245	7,231,466
Ultrapar International SA (Brazil), Gtd. Notes, 144A	5.250%		10/06/26		7,040	6,898,496
Valero Energy Corp., Sr. Unsec’d. Notes(a)	3.650%		03/15/25		1,816	1,801,123

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Oil & Gas (continued)
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	3.650%	03/05/25		163	$159,232
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	03/23/21		80	85,808
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500%	07/28/25		465	471,510
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.875%	12/19/18		466	506,892
YPF SA (Argentina), Sr. Unsec’d. Notes, RegS	8.500%	03/23/21		135	144,801
YPF SA (Argentina), Sr. Unsec’d. Notes, RegS	8.500%	07/28/25		42	42,588
YPF SA (Argentina), Series 144A, Sr. Unsec’d. Notes, 144A	8.750%	04/04/24		202	209,373

					139,046,126

Oil & Gas Services — 0.1%
Halliburton Co., Sr. Unsec’d. Notes	3.800%	11/15/25		1,450	1,473,051
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000%	12/21/20		1,713	1,749,235

					3,222,286

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, RegS	6.750%	05/15/24	EUR	100	112,371
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, RegS	4.250%	01/15/22	EUR	100	108,818
Crown European Holdings SA, Gtd. Notes, RegS	3.375%	05/15/25	EUR	100	106,350
Verallia Packaging SASU (France), Sr. Sec’d. Notes, RegS	5.125%	08/01/22	EUR	100	111,458
WestRock RKT Co., Gtd. Notes	4.000%	03/01/23		2,385	2,462,825

					2,901,822

Pharmaceuticals — 1.0%
AbbVie, Inc., Sr. Unsec’d. Notes	2.500%	05/14/20		1,977	1,977,516
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22		725	716,118
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42		282	265,291
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35		560	550,215
Actavis Funding SCS, Gtd. Notes	2.350%	03/12/18		2,176	2,188,579
Actavis Funding SCS, Gtd. Notes	3.000%	03/12/20		5,331	5,404,904
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25		4,558	4,563,369
Actavis Funding SCS, Gtd. Notes	4.750%	03/15/45		2,800	2,748,855
AmerisourceBergen Corp., Sr. Unsec’d. Notes	1.150%	05/15/17		1,507	1,506,450
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	11/16/45		393	394,475
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	4.500%	03/01/44		1,983	2,150,581
Eli Lilly & Co., Sr. Unsec’d. Notes	3.700%	03/01/45		570	540,713
Express Scripts Holding Co., Gtd. Notes	1.250%	06/02/17		1,044	1,040,117
Mylan NV, Gtd. Notes, 144A	5.250%	06/15/46		1,676	1,545,763
Mylan, Inc., Gtd. Notes, 144A	3.125%	01/15/23		736	694,942
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.000%	11/20/45		1,902	1,919,472
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400%	05/06/44		809	872,458
Pfizer, Inc., Sr. Unsec’d. Notes	4.125%	12/15/46		2,323	2,363,100
Pfizer, Inc., Sr. Unsec’d. Notes	4.300%	06/15/43		688	712,205
Pfizer, Inc., Sr. Unsec’d. Notes	4.400%	05/15/44		501	529,184
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes	3.650%	11/10/21		452	457,806
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.800%	07/21/23		1,692	1,601,632

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.625%	12/01/21	4,012	$3,109,300

				37,853,045

Pipelines — 1.1%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%	02/01/43	660	615,029
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%	03/15/45	1,486	1,425,193
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.050%	06/01/41	6,545	6,720,144
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.125%	12/15/45	1,894	2,015,100
Energy Transfer Partners LP, Sr. Unsec’d. Notes	6.500%	02/01/42	655	707,642
Enterprise Products Operating LLC, Gtd. Notes	4.450%	02/15/43	817	774,367
Enterprise Products Operating LLC, Gtd. Notes	4.900%	05/15/46	479	491,694
Enterprise Products Operating LLC, Gtd. Notes	5.100%	02/15/45	301	317,449
GNL Quintero SA (Chile), Sr. Unsec’d. Notes, 144A	4.634%	07/31/29	226	222,610
Kinder Morgan Energy Partners LP, Gtd. Notes	3.500%	03/01/21	3,267	3,316,789
Kinder Morgan Energy Partners LP, Gtd. Notes	4.300%	05/01/24	8,880	9,086,043
Kinder Morgan Energy Partners LP, Gtd. Notes	4.700%	11/01/42	914	851,566
Kinder Morgan Energy Partners LP, Gtd. Notes	5.625%	09/01/41	230	231,008
Kinder Morgan, Inc., Gtd. Notes	3.050%	12/01/19	446	452,403
Kinder Morgan, Inc., Gtd. Notes	5.050%	02/15/46	890	881,015
Kinder Morgan, Inc., Gtd. Notes	5.550%	06/01/45	470	494,333
Kinder Morgan, Inc., Gtd. Notes, 144A	5.625%	11/15/23	335	367,700
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes(a)	4.650%	10/15/25	910	940,151
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.000%	10/01/22	1,305	1,382,909
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	02/01/21	1,749	1,871,430
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes	5.625%	04/15/23	377	400,563
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.375%	10/15/26	579	553,798
Sunoco Logistics Partners Operations LP, Gtd. Notes	3.900%	07/15/26	251	242,953
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.350%	05/15/45	390	376,607
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.250%	01/15/25	1,525	1,557,406
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	1.875%	01/12/18	641	642,006
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	2.500%	08/01/22	764	746,064
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	4.625%	03/01/34	654	689,638
Williams Partners LP, Sr. Unsec’d. Notes	4.000%	09/15/25	2,010	1,987,446

				40,361,056

Real Estate — 0.1%
CBRE Services, Inc., Gtd. Notes	5.000%	03/15/23	2,350	2,424,237

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp., Sr. Unsec’d. Notes	3.300%	02/15/21	771	779,782
American Tower Corp., Sr. Unsec’d. Notes	3.450%	09/15/21	742	751,600
American Tower Corp., Sr. Unsec’d. Notes	3.500%	01/31/23	208	208,629
American Tower Corp., Sr. Unsec’d. Notes	4.400%	02/15/26	132	134,885
American Tower Corp., Sr. Unsec’d. Notes	5.000%	02/15/24	201	216,409
Crown Castle International Corp., Sr. Unsec’d. Notes	2.250%	09/01/21	1,485	1,436,659

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp., Sr. Unsec’d. Notes	3.400%	02/15/21		405	$410,974
iStar, Inc., Sr. Unsec’d. Notes	6.500%	07/01/21		7,780	8,013,400
Simon Property Group LP, Sr. Unsec’d. Notes	4.250%	10/01/44		705	695,642
Starwood Property Trust, Inc., Sr. Unsec’d. Notes, 144A	5.000%	12/15/21		1,430	1,449,162

					14,097,142

Retail — 0.7%
Asbury Automotive Group, Inc., Gtd. Notes	6.000%	12/15/24		1,395	1,426,388
CK Hutchison International 16 Ltd. (Hong Kong), Gtd. Notes, 144A	2.750%	10/03/26		2,365	2,198,130
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43		582	659,455
El Puerto de Liverpool SAB de CV (Mexico), Gtd. Notes, 144A	3.875%	10/06/26		6,525	6,035,625
GameStop Corp., Gtd. Notes, 144A(a)	5.500%	10/01/19		3,425	3,506,344
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45		306	326,103
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.400%	09/15/40		330	393,241
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.250%	09/15/44		618	626,789
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%	09/15/45		166	171,012
Macy’s Retail Holdings, Inc., Gtd. Notes	4.500%	12/15/34		676	604,303
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.600%	05/26/45		291	300,475
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.700%	12/09/35		222	234,857
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%	12/09/45		259	277,408
Punch Taverns Finance B Ltd. (United Kingdom), Sr. Sec’d. Notes	5.267%	03/30/24	GBP	63	73,704
QVC, Inc., Sr. Sec’d. Notes	3.125%	04/01/19		525	530,463
QVC, Inc., Sr. Sec’d. Notes	5.125%	07/02/22		984	1,018,616
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	3.750%	04/30/23		2,270	2,250,401
SACI Falabella (Chile), Sr. Unsec’d. Notes, 144A	4.375%	01/27/25		1,225	1,232,245
Unique Pub Finance Co. PLC (The) (United Kingdom), Asset Backed, RegS	6.464%	03/30/32	GBP	100	108,318
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.650%	06/01/46		67	67,990
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.800%	11/18/44		1,953	2,007,311
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.000%	04/11/43		624	626,854

					24,676,032

Savings & Loans
Washington Mutual Bank, Sr. Unsec’d. Notes(d)	—%	05/01/09		770	163,625
Washington Mutual Bank, Sr. Unsec’d. Notes(d)	—%	11/06/09		980	208,250

					371,875

Semiconductors — 0.4%
Analog Devices, Inc., Sr. Unsec’d. Notes	3.900%	12/15/25		178	182,394
Analog Devices, Inc., Sr. Unsec’d. Notes	5.300%	12/15/45		179	196,835
Intel Corp., Sr. Unsec’d. Notes	4.100%	05/19/46		2,580	2,557,237
KLA-Tencor Corp., Sr. Unsec’d. Notes	3.375%	11/01/19		1,455	1,489,569
Lam Research Corp., Sr. Unsec’d. Notes	2.800%	06/15/21		970	964,776
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%	08/01/23		4,185	4,200,694
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.800%	05/20/45		3,855	4,119,565

					13,711,070

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Software — 0.4%
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20		132	$136,655
Microsoft Corp., Sr. Unsec’d. Notes	3.500%		02/12/35		1,316	1,266,755
Microsoft Corp., Sr. Unsec’d. Notes	3.700%		08/08/46		6,058	5,703,395
Microsoft Corp., Sr. Unsec’d. Notes	3.750%		02/12/45		586	549,522
Microsoft Corp., Sr. Unsec’d. Notes	4.450%		11/03/45		531	565,737
Oracle Corp., Sr. Unsec’d. Notes	3.250%		05/15/30		1,480	1,442,261
Oracle Corp., Sr. Unsec’d. Notes	4.000%		07/15/46		3,017	2,885,748
Oracle Corp., Sr. Unsec’d. Notes	4.375%		05/15/55		241	239,703
Veritas US, Inc./Veritas Bermuda Ltd., Sr. Sec’d. Notes, RegS	7.500%		02/01/23	EUR	100	97,402

						12,887,178

Telecommunications — 1.7%
AT&T, Inc., Sr. Unsec’d. Notes	4.300%		12/15/42		866	775,222
AT&T, Inc., Sr. Unsec’d. Notes	4.350%		06/15/45		180	160,386
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		03/09/48		1,581	1,420,644
AT&T, Inc., Sr. Unsec’d. Notes	4.750%		05/15/46		1,650	1,563,242
AT&T, Inc., Sr. Unsec’d. Notes	6.375%		03/01/41		661	761,218
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%		03/11/23		6,500	6,774,585
Bharti Airtel Ltd. (India), Sr. Unsec’d. Notes, 144A	4.375%		06/10/25		2,790	2,751,478
Cellnex Telecom SA (Spain), Sr. Unsec’d. Notes, EMTN, RegS	2.375%		01/16/24	EUR	100	104,117
Digicel Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	6.000%		04/15/21		200	180,894
eircom Finance DAC (Ireland), Sr. Sec’d. Notes, RegS	4.500%		05/31/22	EUR	100	110,267
Embarq Corp., Sr. Unsec’d. Notes	7.995%		06/01/36		5,370	5,034,375
Frontier Communications Corp., Sr. Unsec’d. Notes	6.875%		01/15/25		1,245	1,055,138
Juniper Networks, Inc., Sr. Unsec’d. Notes	3.300%		06/15/20		820	837,518
Level 3 Financing, Inc., Gtd. Notes	5.375%		01/15/24		1,105	1,116,050
Level 3 Financing, Inc., Gtd. Notes	5.625%		02/01/23		3,410	3,495,250
Ooredoo International Finance Ltd. (Qatar), Gtd. Notes, MTN, 144A	3.250%		02/21/23		3,775	3,694,781
Orange SA (France), Jr. Sub. Notes, EMTN, RegS	4.000%	(c)	10/29/49	EUR	100	111,063
Orange SA (France), Sr. Unsec’d. Notes	5.500%		02/06/44		715	821,252
OTE PLC (Greece), Gtd. Notes, GMTN, RegS	3.500%		07/09/20	EUR	100	107,318
Rogers Communications, Inc. (Canada), Gtd. Notes	5.000%		03/15/44		201	215,010
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	2.125%		05/01/18		1,610	1,609,825
Sprint Capital Corp., Gtd. Notes	6.875%		11/15/28		2,560	2,528,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23		4,791	4,799,959
Telecom Italia Finance SA (Italy), Gtd. Notes, EMTN	7.750%		01/24/33	EUR	100	134,352
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN, RegS	3.250%		01/16/23	EUR	100	110,903
Telefonica Emisiones SAU (Spain), Gtd. Notes	5.462%		02/16/21		5,949	6,484,838
Telefonica Europe BV (Spain), Gtd. Notes, RegS	4.200%	(c)	12/29/49	EUR	100	107,365
Telefonica Europe BV (Spain), Gtd. Notes, RegS	5.000%	(c)	03/31/49	EUR	100	109,081
Verizon Communications, Inc., Sr. Unsec’d. Notes	2.450%		11/01/22		3,840	3,709,087

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	3.850%	11/01/42		1,128	$977,453
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.125%	08/15/46		601	543,918
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.400%	11/01/34		1,202	1,186,357
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46		4,871	4,935,743
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.050%	03/15/34		589	620,238
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%	02/19/43		1,550	1,371,443
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, RegS	4.000%	07/15/20	EUR	100	107,199

					60,425,569

Transportation — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.150%	04/01/45		371	376,233
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.700%	09/01/45		235	257,211
CSX Corp., Sr. Unsec’d. Notes	4.250%	11/01/66		897	818,588
FedEx Corp., Gtd. Notes	3.900%	02/01/35		104	99,864
FedEx Corp., Gtd. Notes	4.100%	02/01/45		722	676,037
FedEx Corp., Gtd. Notes	4.550%	04/01/46		549	553,232
FedEx Corp., Gtd. Notes	4.750%	11/15/45		1,769	1,832,106
FedEx Corp., Gtd. Notes	4.900%	01/15/34		450	479,681
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.450%	06/15/45		679	703,774
Norfolk Southern Corp., Sr. Unsec’d. Notes	6.000%	05/23/11		752	879,708
Silk Bidco A/S (Norway), Sr. Sec’d. Notes, RegS	7.500%	02/01/22	EUR	100	111,297
Union Pacific Corp., Sr. Unsec’d. Notes	3.375%	02/01/35		324	306,421
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%	02/01/55		886	813,827
Union Pacific Corp., Sr. Unsec’d. Notes	4.050%	11/15/45		101	101,651

					8,009,630

Trucking & Leasing — 0.1%
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A	2.875%	09/17/18		1,965	1,989,563
GATX Corp., Sr. Unsec’d. Notes	2.600%	03/30/20		821	810,876
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.400%	11/15/26		1,939	1,855,183

					4,655,622

TOTAL CORPORATE BONDS (cost $1,129,066,975)					1,116,932,732

FOREIGN GOVERNMENT BONDS — 3.8%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%	12/31/33	EUR	736	743,154
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%	12/31/33	EUR	678	693,838
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.250%	04/22/19		6,750	7,205,625
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	7.500%	04/22/26		2,865	3,008,249
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	7.625%	04/22/46		1,570	1,569,999

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, RegS	3.875%	01/15/22	EUR	1,267	$1,276,363
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, RegS	6.875%	04/22/21		229	243,885
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, RegS	7.500%	04/22/26		529	555,449
Brazil Notas do Tesouro Nacional (Brazil), Notes	6.000%	05/15/21	BRL	2,230	2,018,425
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.000%	01/27/45		251	203,611
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24		7,269	7,341,689
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes(a)	4.500%	01/28/26		7,105	7,318,149
Deutsche Bundesrepublik Inflation Linked Bond (Germany), Bonds, RegS	0.100%	04/15/26		7,415	8,869,299
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%	03/25/24		2,080	2,267,200
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	3.700%	01/08/22		1,970	1,974,427
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	3.375%	04/15/23		939	915,975
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.375%	10/17/23		521	564,276
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	5.875%	01/15/24		1,409	1,554,555
Mexican Bonos (Mexico), Bonds	4.750%	06/14/18	MXN	34,100	1,597,359
Mexican Bonos (Mexico), Bonds	5.750%	03/05/26	MXN	251,000	10,743,514
Mexican Bonos (Mexico), Bonds	6.500%	06/10/21	MXN	584,300	27,485,536
Mexican Udibonos (Mexico), Bonds	3.500%	12/14/17	MXN	1,817	496,364
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%	10/02/23		16,684	16,724,042
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	4.000%	03/15/2115	EUR	2,965	2,613,656
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	5.750%	10/12/10		296	273,060
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750%	03/16/25		2,070	2,054,475
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	7.350%	07/21/25		1,416	1,818,144
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	3.900%	11/26/22	PHP	65,000	1,202,917
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.250%	01/14/36	PHP	224,000	4,837,274
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes	4.500%	10/26/46		4,860	4,647,375
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	3.250%	10/26/26		7,850	7,441,988
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	4.875%	04/14/26		1,410	1,402,950
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%	03/30/21		539	552,691
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%	04/03/18		2,070	2,160,149
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	03/11/19		1,473	1,565,063
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.500%	11/07/19		1,000	1,087,500

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.375%		10/27/27	1,950	$1,954,973

TOTAL FOREIGN GOVERNMENT BONDS (cost $157,393,563)					138,983,198

MUNICIPAL BONDS — 1.9%
Arizona
Arizona Health Facilities Authority, Revenue Bonds	1.377%	(c)	01/01/37	570	491,756

California — 0.5%
Bay Area Toll Authority, Revenue Bonds, BABs	6.918%		04/01/40	820	1,107,008
Bay Area Toll Authority, Revenue Bonds, BABs	7.043%		04/01/50	700	990,213
California Health Facilities Financing Authority, Revenue Bonds	5.000%		08/15/33	290	337,641
City of San Jose California Airport Revenue, Revenue Bonds	5.000%		03/01/37	395	397,034
Contra Costa Community College District, General Obligation Unlimited, BABs	6.504%		08/01/34	165	213,159
Golden State Tobacco Securitization Corp., Revenue Bonds	5.125%		06/01/47	1,140	1,004,671
Golden State Tobacco Securitization Corp., Revenue Bonds	5.750%		06/01/47	215	206,037
Los Angeles Community College District, General Obligation Unlimited, BABs	6.600%		08/01/42	420	582,662
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.603%		07/01/50	285	397,649
Los Angeles Unified School District, General Obligation Unlimited, BABs	5.750%		07/01/34	1,150	1,417,789
Orange County Local Transportation Authority, Revenue Bonds, BABs	6.908%		02/15/41	730	979,689
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, BABs	6.583%		05/15/49	740	965,885
State of California, General Obligation Unlimited	5.000%		09/01/27	840	1,011,352
State of California, General Obligation Unlimited	5.000%		09/01/32	200	234,450
State of California, General Obligation Unlimited, BABs	7.300%		10/01/39	205	289,540
State of California, General Obligation Unlimited, BABs	7.350%		11/01/39	330	467,168
State of California, General Obligation Unlimited, BABs	7.500%		04/01/34	4,075	5,732,140
State of California, General Obligation Unlimited, BABs	7.550%		04/01/39	305	452,928
University of California, Revenue Bonds	4.767%		05/15/2115	840	799,520

					17,586,535

Colorado
Colorado Health Facilities Authority, Revenue Bonds	5.250%		02/01/31	390	419,301

District of Columbia
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, BABs	7.462%		10/01/46	285	398,954

Florida — 0.1%
County of Miami-Dade, General Obligation Unlimited	5.000%		07/01/29	200	234,034

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Florida (continued)
County of Miami-Dade, General Obligation Unlimited	5.000%	07/01/32	200	$231,070
County of Miami-Dade, General Obligation Unlimited	5.000%	07/01/35	240	273,259
County of Miami-Dade FL Aviation Revenue, Revenue Bonds	2.504%	10/01/24	600	571,812
County of Miami-Dade FL Aviation Revenue, Revenue Bonds	5.000%	10/01/38	435	472,184
Miami-Dade County Educational Facilities Authority, Revenue Bonds	5.073%	04/01/50	320	341,648
Sumter Landing Community Development District, Revenue Bonds	4.172%	10/01/47	240	232,135

				2,356,142

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds, BABs	6.637%	04/01/57	365	449,432
State of Georgia, General Obligation Unlimited	5.000%	01/01/24	430	512,977
State of Georgia, General Obligation Unlimited	5.000%	07/01/24	590	709,339
State of Georgia, General Obligation Unlimited	5.000%	07/01/26	210	258,659
State of Georgia, General Obligation Unlimited	5.000%	01/01/28	430	529,756

				2,460,163

Illinois — 0.1%
State of Illinois, General Obligation Unlimited	5.100%	06/01/33	2,055	1,836,143

Maryland
State of Maryland, General Obligation Unlimited	5.000%	06/01/24	405	486,296

Massachusetts — 0.1%
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	07/01/26	410	499,331
Commonwealth of Massachusetts, General Obligation Ltd.	5.000%	07/01/28	410	508,445
Massachusetts Clean Water Trust (The), Revenue Bonds	5.000%	02/01/25	335	405,253
Massachusetts Clean Water Trust (The), Revenue Bonds	5.000%	02/01/27	315	383,673
Massachusetts Clean Water Trust (The), Revenue Bonds	5.000%	02/01/28	285	345,528
Massachusetts Educational Financing Authority, Revenue Bonds	5.000%	01/01/22	345	377,502
University of Massachusetts Building Authority, Revenue Bonds	5.000%	11/01/31	300	349,041

				2,868,773

Michigan
Great Lakes Water Authority Water Supply System Revenue, Revenue Bonds	5.250%	07/01/33	500	563,325

Missouri
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	5.000%	11/15/29	210	236,527

Nebraska
Public Power Generation Agency, Revenue Bonds	5.000%	01/01/34	15	16,665

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Nevada — 0.2%
Clark County School District, General Obligation Ltd.	5.000%		06/15/23	940	$1,093,070
Clark County School District, General Obligation Ltd.	5.000%		06/15/24	1,080	1,271,873
Clark County School District, General Obligation Ltd.	5.000%		06/15/26	345	408,946
Clark County School District, General Obligation Ltd.	5.000%		06/15/27	1,045	1,230,320
County of Clark NV, Revenue Bonds	5.000%		07/01/28	1,110	1,354,855

					5,359,064

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds	3.330%	(s)	12/15/27	630	403,011
New Jersey Transportation Trust Fund Authority, Revenue Bonds	3.640%	(s)	12/15/31	630	319,076
New Jersey Transportation Trust Fund Authority, Revenue Bonds	4.010%	(s)	12/15/35	630	248,390
New Jersey Transportation Trust Fund Authority, Revenue Bonds	4.050%	(s)	12/15/36	630	236,489
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.000%		06/15/29	230	246,125
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%		01/01/40	530	763,481
Tobacco Settlement Financing Corp., Revenue Bonds	5.000%		06/01/41	430	374,091

					2,590,663

New York — 0.3%
Brooklyn Arena Local Development Corp., Revenue Bonds	5.000%		07/15/42	1,050	1,134,315
Metropolitan Transportation Authority, Revenue Bonds, BABs	6.687%		11/15/40	305	402,191
Metropolitan Transportation Authority, Revenue Bonds, BABs	6.814%		11/15/40	430	573,457
New York City Municipal Water Finance Authority, Revenue Bonds, BABs	5.882%		06/15/44	450	581,301
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds	2.280%		05/01/26	710	648,621
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds	5.000%		08/01/31	350	412,083
New York City Water & Sewer System, Revenue Bonds, BABs	5.750%		06/15/41	345	442,449
New York State Dormitory Authority, Revenue Bonds	5.000%		03/15/20	240	265,985
New York State Dormitory Authority, Revenue Bonds	5.000%		02/15/27	440	530,750
New York State Dormitory Authority, Revenue Bonds	5.000%		02/15/28	440	528,260
New York State Dormitory Authority, Revenue Bonds	5.000%		02/15/31	470	555,827
New York State Dormitory Authority, Revenue Bonds	5.000%		03/15/32	345	402,991
New York State Dormitory Authority, Revenue Bonds, BABs	5.389%		03/15/40	430	520,016
New York State Urban Development Corp., Revenue Bonds	5.000%		03/15/24	120	143,338

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
New York (continued)
New York State Urban Development Corp., Revenue Bonds	5.000%	03/15/25	505	$608,959
New York Transportation Development Corp., Revenue Bonds	5.000%	07/01/46	920	953,939
New York Transportation Development Corp., Revenue Bonds	5.250%	01/01/50	820	859,270
Port Authority of New York & New Jersey, Revenue Bonds	4.458%	10/01/62	860	862,864
Port Authority of New York & New Jersey, Revenue Bonds	4.810%	10/15/65	430	459,786
Port Authority of New York & New Jersey, Revenue Bonds	4.960%	08/01/46	695	775,773

				11,662,175

North Carolina
County of Mecklenburg NC, General Obligation Unlimited	5.000%	12/01/25	260	318,170
County of Wake NC, General Obligation Unlimited	5.000%	03/01/25	410	497,523
North Carolina Department of Transportation, Revenue Bonds	5.000%	06/30/54	500	519,610

				1,335,303

Ohio
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds	5.875%	06/01/47	1,070	938,850

Oregon
City of Portland OR Sewer System Revenue, Revenue Bonds	5.000%	06/15/23	750	879,683
Port of Morrow, Revenue Bonds	2.987%	09/01/36	145	131,077

				1,010,760

Pennsylvania
Commonwealth Financing Authority, Revenue Bonds	4.144%	06/01/38	755	726,038
Pennsylvania Economic Development Financing Authority, Revenue Bonds	5.000%	12/31/38	210	219,698

				945,736

Puerto Rico — 0.2%
Commonwealth of Puerto Rico (Puerto Rico), General Obligation Unlimited(d)	8.000%	07/01/35	8,935	6,019,956

South Carolina — 0.1%
Horry County School District, General Obligation Unlimited	5.000%	03/01/22	320	368,877
Horry County School District, General Obligation Unlimited	5.000%	03/01/24	380	452,664
Horry County School District, General Obligation Unlimited	5.000%	03/01/25	215	259,195
South Carolina Public Service Authority, Revenue Bonds	2.388%	12/01/23	735	712,259

				1,792,995

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Texas
City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds, BABs	5.808%		02/01/41	820	$1,030,871
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.000%		12/31/55	430	449,982

					1,480,853

Virginia
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds	5.000%		07/01/51	175	188,004

Washington — 0.1%
Grant County Public Utility District No 2, Revenue Bonds	4.584%		01/01/40	160	158,520
State of Washington, General Obligation Unlimited	5.000%		08/01/27	420	505,067
State of Washington, General Obligation Unlimited	5.000%		07/01/28	330	385,985
State of Washington, General Obligation Unlimited	5.000%		08/01/28	490	585,947
State of Washington, General Obligation Unlimited	5.000%		08/01/29	490	582,380
State of Washington, General Obligation Unlimited	5.000%		08/01/30	490	578,715

					2,796,614

West Virginia
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%		06/01/19	220	236,590
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%		06/01/20	240	263,609
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%		06/01/21	240	268,829
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%		06/01/22	260	295,919
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%		06/01/23	215	247,106
West Virginia Hospital Finance Authority, Revenue Bonds	5.000%		06/01/24	230	267,166

					1,579,219

TOTAL MUNICIPAL BONDS (cost $69,358,444)					67,420,772

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.9%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	5.094%	(c)	09/25/35	2,151	1,777,582
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 144A	4.250%		08/25/64	1,109	1,109,537
Alternative Loan Trust, Series 2003-20CB, Class 1A4	5.500%		10/25/33	6,117	6,137,654
Alternative Loan Trust, Series 2006-17T1, Class A1	6.250%		06/25/36	2,965	2,142,091
Alternative Loan Trust, Series 2007-OA2, Class 1A1	1.407%	(c)	03/25/47	2,481	1,526,286
Alternative Loan Trust, Series 2007-OA7, Class A1A	0.936%	(c)	05/25/47	3,337	2,818,537

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
American Home Mortgage Assets Trust, Series 2006-5, Class A1	1.487%	(c)	11/25/46	175	$90,700
American Home Mortgage Assets Trust, Series 2007-1, Class A1	1.267%	(c)	02/25/47	257	150,479
Angel Oak Mortgage Trust I LLC 2016-1, Series 2016-1, Class A1, 144A	3.500%		07/25/46	723	719,047
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 144A	4.500%		11/25/45	235	236,068
APS Resecuritization Trust, Series 2016-3, Class 3A, 144A	1.567%	(c)	09/27/46	2,326	2,313,983
APS Resecuritization Trust, Series 2016-3, Class 4A, 144A	1.992%	(c)	04/27/47	679	671,599
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	5.086%	(c)	03/26/37	1,042	998,885
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	3.321%	(c)	07/25/34	853	821,592
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	3.006%	(c)	01/26/36	3,072	2,406,588
Citigroup Mortgage Loan Trust, Series 2006-AR9, Class 1A3	0.996%	(c)	11/25/36	1,265	1,150,607
COLT LLC, Series 2015-1, Class A1V, 144A	3.756%	(c)	12/26/45	406	403,053
CSMC Mortgage-Backed Trust, Series 2007-1, Class 5A13	6.000%		02/25/37	3,244	2,777,550
CSMC Trust, Series 2014-9R, Class 9A1, 144A	1.279%	(c)	08/27/36	495	433,639
Deephaven Residential Mortgage Trust 2016-1, Series 2016-1A, Class A1, 144A	4.000%		07/25/46	1,174	1,172,812
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A3	6.510%	(c)	07/25/36	226	185,912
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A	0.946%	(c)	08/25/47	6,087	5,223,156
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M2(x)	5.006%	(c)	01/25/29	1,240	1,285,669
Fannie Mae Connecticut Avenue Securities, Series 2016-C05, Class 2M2(x)	5.206%	(c)	01/25/29	1,400	1,455,752
Fannie Mae Connecticut Avenue Securities, Series 2016-C06, Class 1M2(x)	5.006%	(c)	04/25/29	996	1,028,286
Fannie Mae Connecticut Avenue Securities, Series 2016-C07, Class 2M2(x)	5.106%	(c)	04/25/29	72	73,925
Fannie Mae REMIC Trust, Series 2003-W1, Class 1A1	5.591%	(c)	12/25/42	360	393,781
Fannie Mae REMICS, Series 2003-119, Class FK	1.256%	(c)	05/25/18	585	585,712
Fannie Mae REMICS, Series 2004-92, Class F	1.056%	(c)	08/25/34	1,605	1,608,484
Fannie Mae REMICS, Series 2005-59, Class DQ	15.110%	(c)	05/25/35	1,114	1,373,733
Fannie Mae REMICS, Series 2008-15, Class AS	29.219%	(c)	08/25/36	880	1,570,339
Fannie Mae REMICS, Series 2010-95, Class FB	1.156%	(c)	09/25/40	2,160	2,163,120
Fannie Mae REMICS, Series 2012-128, Class MP	2.500%		11/25/42	1,715	1,572,344
Fannie Mae REMICS, Series 2012-3, Class FP	1.156%	(c)	03/25/39	528	529,211
Fannie Mae REMICS, Series 2013-10, Class BV	3.000%		11/25/31	781	741,007
Fannie Mae REMICS, Series 2015-22, Class DY	3.000%		04/25/45	1,402	1,273,794
Fannie Mae REMICS, Series 2015-66, Class CL	3.500%		07/25/41	944	906,800
Fannie Mae REMICS, Series 2016-26, Class KL	4.500%	(c)	11/25/42	1,795	1,661,778
Fannie Mae REMICS, Series 2016-32, Class GT	4.500%	(c)	01/25/43	1,622	1,532,941
Fannie Mae REMICS, Series 2003-25, Class KP	5.000%		04/25/33	778	854,353
Fannie Mae REMICS, Series 2006-118, Class A1	0.816%	(c)	12/25/36	608	596,060
Fannie Mae REMICS, Series 2007-73, Class A1	0.816%	(c)	07/25/37	1,351	1,320,355

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.941%	(c)	07/25/44	748	$749,183
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.741%	(c)	10/25/44	687	703,734
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.796%	(c)	12/25/36	1,866	1,855,244
Freddie Mac REMICS, Series 3708, Class PL	4.500%		08/15/40	1,454	1,576,889
Freddie Mac REMICS, Series 3785, Class LS	8.492%	(c)	01/15/41	1,671	1,988,020
Freddie Mac REMICS, Series 3786, Class PK	3.000%		12/15/37	1,561	1,584,479
Freddie Mac REMICS, Series 4068, Class ME	4.000%		06/15/42	500	506,568
Freddie Mac REMICS, Series 4238, Class FD	1.004%	(c)	02/15/42	3,089	3,081,702
Freddie Mac REMICS, Series 4480, Class NB	3.500%		06/15/45	1,000	990,270
Freddie Mac REMICS, Series 4493, Class SM	4.944%	(c)	07/15/45	2,679	2,541,309
Freddie Mac REMICS, Series 4621, Class KB	2.500%		10/15/46	1,441	1,252,922
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3(x)	4.556%	(c)	03/25/29	800	801,518
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M3(x)	4.606%	(c)	03/25/29	850	849,999
Government National Mortgage Assoc., Series 2004-2, Class FH	1.007%	(c)	01/16/34	3,348	3,352,273
Government National Mortgage Assoc., Series 2012-H08, Class FA	1.130%	(c)	01/20/62	9,790	9,775,524
Government National Mortgage Assoc., Series 2012-H10, Class FA	1.080%	(c)	12/20/61	1,145	1,141,840
Government National Mortgage Assoc., Series 2012-H20, Class BA	1.090%	(c)	09/20/62	7,089	7,068,828
Government National Mortgage Assoc., Series 2012-H29, Class FA	1.045%	(c)	10/20/62	1,316	1,310,058
Government National Mortgage Assoc., Series 2012-H31, Class FD	0.870%	(c)	12/20/62	1,680	1,661,899
Government National Mortgage Assoc., Series 2013-H18, Class EA	1.030%	(c)	07/20/63	2,651	2,637,884
Government National Mortgage Assoc., Series 2013-H18, Class FA	1.030%	(c)	06/20/63	5,249	5,224,701
Government National Mortgage Assoc., Series 2014-H11, Class VA	1.030%	(c)	06/20/64	3,138	3,116,492
Government National Mortgage Assoc., Series 2014-H17, Class FC	1.030%	(c)	07/20/64	1,088	1,080,226
Government National Mortgage Assoc., Series 2015-H05, Class FA	0.830%	(c)	04/20/61	6,547	6,501,332
Government National Mortgage Assoc., Series 2015-H10, Class JA	2.250%		04/20/65	6,336	6,214,281
Government National Mortgage Assoc., Series 2015-H11, Class FA	0.780%	(c)	04/20/65	1,395	1,387,295
Government National Mortgage Assoc., Series 2016-H01, Class AI, IO	2.215%	(c)	01/20/66	9,439	953,282
Government National Mortgage Assoc., Series 2016-H01, Class HZ	4.511%	(c)	10/20/65	1,042	1,156,944
Government National Mortgage Assoc., Series 2016-H19, Class FC	0.930%	(c)	08/20/66	1,418	1,415,169
Government National Mortgage Assoc., Series 2016-H19, Class FE	0.900%	(c)	06/20/61	902	899,223
Government National Mortgage Assoc., Series 2016-H19, Class FJ	0.930%	(c)	09/20/63	1,955	1,944,484
GreenPoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	3.281%	(c)	10/25/33	952	937,423
GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 144A	1.106%	(c)	01/25/35	504	434,695

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	1.106%	(c)	03/25/35	620	$548,600
GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, 144A	1.106%	(c)	01/25/36	464	387,191
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	6.000%		03/25/37	1,745	1,647,761
JP Morgan Resecuritization Trust, Series 2015-3, Class 1A7, 144A	0.704%	(c)	06/26/37	479	446,228
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 1A1, 144A	6.000%		12/27/36	3,086	2,498,539
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-10, Class A1, 144A^	2.771%	(c)	11/01/20	337	334,523
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2015-10, Class A2, 144A^	4.271%	(c)	11/01/20	180	178,650
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-2, Class A, 144A	2.533%	(c)	03/01/21	3,173	3,155,976
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-3, Class A, 144A^	2.771%	(c)	09/01/21	3,844	3,796,680
LSTAR Securities Investment Trust (Cayman Islands), Series 2016-5, Class A1, 144A	3.771%	(c)	11/01/21	2,856	2,824,713
Merrill Lynch Mortgage Investors Trust, Series 2003-A3, Class 1A	2.835%	(c)	05/25/33	1,294	1,267,539
Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A	0.966%	(c)	02/25/36	1,782	1,655,615
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 144A	2.500%	(c)	04/25/57	1,481	1,474,376
Mill City Mortgage Trust, Series 2015-2, Class A1, 144A	3.000%	(c)	09/25/57	3,040	3,059,008
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 144A	0.957%	(c)	04/16/36	2,775	2,297,632
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 144A	1.112%	(c)	11/26/35	420	377,002
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 144A	1.156%	(c)	09/25/35	69	59,698
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1	6.500%		07/25/36	10,830	6,862,620
Residential Funding Mortgage Securities I Trust, Series 2005-SA4, Class 1A21	3.412%	(c)	09/25/35	2,975	2,325,604
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	2.986%	(c)	01/25/35	2,308	2,175,001
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	2.877%	(c)	10/25/46	4,160	3,923,402
WaMu Mortgage Pass-Through Certificates Trust, Series 2002-AR17, Class 1A	1.767%	(c)	11/25/42	162	149,717
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A1	6.500%		05/25/36	628	463,612
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 144A	3.450%	(c)	07/15/46	4	4,484
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	3.029%	(c)	12/25/34	1,030	1,009,227

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $182,713,471)					177,413,889

U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.7%
Federal Home Loan Mortgage Corp.	2.500%		TBA	9,012	9,028,194
Federal Home Loan Mortgage Corp.	2.500%		02/01/30	474	475,909
Federal Home Loan Mortgage Corp.	2.500%		04/01/30	458	459,320

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	2.500%		05/01/30	749	$751,451
Federal Home Loan Mortgage Corp.	2.500%		07/01/30	193	193,706
Federal Home Loan Mortgage Corp.	2.500%		07/01/30	182	183,049
Federal Home Loan Mortgage Corp.	2.500%		07/01/30	56	55,845
Federal Home Loan Mortgage Corp.	2.500%		07/01/30	41	41,226
Federal Home Loan Mortgage Corp.	2.500%		08/01/30	797	799,666
Federal Home Loan Mortgage Corp.	2.500%		08/01/30	597	599,228
Federal Home Loan Mortgage Corp.	2.500%		09/01/30	1,202	1,205,285
Federal Home Loan Mortgage Corp.	2.500%		09/01/30	584	585,602
Federal Home Loan Mortgage Corp.	2.748%	(c)	06/01/44	4,470	4,573,087
Federal Home Loan Mortgage Corp.	3.000%		TBA	28,695	28,493,400
Federal Home Loan Mortgage Corp.	3.000%		TBA	5,578	5,723,582
Federal Home Loan Mortgage Corp.	3.000%		01/01/30	338	347,080
Federal Home Loan Mortgage Corp.	3.000%		01/01/30	240	247,243
Federal Home Loan Mortgage Corp.	3.000%		02/01/30	1,969	2,025,258
Federal Home Loan Mortgage Corp.	3.000%		06/01/30	1,003	1,032,656
Federal Home Loan Mortgage Corp.	3.000%		07/01/30	909	934,434
Federal Home Loan Mortgage Corp.	3.000%		07/01/30	105	107,858
Federal Home Loan Mortgage Corp.	3.000%		08/01/30	1,178	1,212,039
Federal Home Loan Mortgage Corp.	3.000%		08/01/30	183	187,763
Federal Home Loan Mortgage Corp.	3.000%		08/01/30	121	124,839
Federal Home Loan Mortgage Corp.	3.000%		12/01/42	1,934	1,933,151
Federal Home Loan Mortgage Corp.	3.000%		09/01/46	825	819,866
Federal Home Loan Mortgage Corp.	3.000%		12/01/46	3,003	2,990,124
Federal Home Loan Mortgage Corp.	3.000%		12/01/46	770	765,597
Federal Home Loan Mortgage Corp.	3.000%		12/01/46	747	742,281
Federal Home Loan Mortgage Corp.	3.000%		12/01/46	376	374,143
Federal Home Loan Mortgage Corp.	3.000%		12/01/46	324	323,217
Federal Home Loan Mortgage Corp.	3.000%		12/01/46	196	196,019
Federal Home Loan Mortgage Corp.	3.301%	(c)	11/01/35	113	118,891
Federal Home Loan Mortgage Corp.	3.500%		TBA	2,416	2,519,581
Federal Home Loan Mortgage Corp.	3.500%		09/01/30	1,226	1,286,448
Federal Home Loan Mortgage Corp.	3.500%		02/01/31	227	238,301
Federal Home Loan Mortgage Corp.	3.500%		04/01/31	81	85,526
Federal Home Loan Mortgage Corp.	3.500%		10/01/41	953	981,549
Federal Home Loan Mortgage Corp.	3.500%		08/01/42	2,928	3,017,521
Federal Home Loan Mortgage Corp.	3.500%		08/01/42	191	197,238
Federal Home Loan Mortgage Corp.	3.500%		10/01/42	108	110,788
Federal Home Loan Mortgage Corp.	3.500%		02/01/43	3,313	3,411,633
Federal Home Loan Mortgage Corp.	3.500%		06/01/43	224	230,949
Federal Home Loan Mortgage Corp.	3.500%		08/01/43	300	308,346
Federal Home Loan Mortgage Corp.	3.500%		01/01/45	31,801	32,719,487
Federal Home Loan Mortgage Corp.	3.500%		05/01/45	707	726,586
Federal Home Loan Mortgage Corp.	3.500%		09/01/45	116	119,287
Federal Home Loan Mortgage Corp.	3.500%		11/01/45	602	618,704
Federal Home Loan Mortgage Corp.	3.500%		02/01/46	3,138	3,215,253
Federal Home Loan Mortgage Corp.	3.500%		02/01/46	1,076	1,102,527
Federal Home Loan Mortgage Corp.	3.500%		03/01/46	1,808	1,852,621
Federal Home Loan Mortgage Corp.	3.500%		05/01/46	1,576	1,615,361
Federal Home Loan Mortgage Corp.	3.500%		06/01/46	1,608	1,647,843
Federal Home Loan Mortgage Corp.	3.500%		12/01/46	6,973	7,146,439
Federal Home Loan Mortgage Corp.	3.500%		01/01/47	12,191	12,494,537
Federal Home Loan Mortgage Corp.	4.000%		TBA	772	810,856
Federal Home Loan Mortgage Corp.	4.000%		08/01/40	207	217,779
Federal Home Loan Mortgage Corp.	4.000%		09/01/40	1,442	1,522,281
Federal Home Loan Mortgage Corp.	4.000%		04/01/41	13	13,617
Federal Home Loan Mortgage Corp.	4.000%		04/01/44	506	533,663
Federal Home Loan Mortgage Corp.	4.000%		02/01/45	124	131,609
Federal Home Loan Mortgage Corp.	4.000%		02/01/45	54	56,975

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	4.000%	09/01/45	18,040	$18,956,467
Federal Home Loan Mortgage Corp.	4.000%	09/01/45	860	909,045
Federal Home Loan Mortgage Corp.	4.000%	10/01/45	1,922	2,019,709
Federal Home Loan Mortgage Corp.	4.000%	10/01/45	1,196	1,263,318
Federal Home Loan Mortgage Corp.	4.000%	12/01/45	223	235,861
Federal Home Loan Mortgage Corp.	4.000%	12/01/45	176	186,009
Federal Home Loan Mortgage Corp.	4.000%	12/01/45	26	27,677
Federal Home Loan Mortgage Corp.	4.000%	01/01/46	13,321	13,999,057
Federal Home Loan Mortgage Corp.	4.000%	01/01/46	135	141,456
Federal Home Loan Mortgage Corp.	4.000%	01/01/46	19	20,417
Federal Home Loan Mortgage Corp.	4.000%	02/01/46	3,621	3,805,297
Federal Home Loan Mortgage Corp.	4.000%	09/01/46	7,666	8,067,334
Federal Home Loan Mortgage Corp.	4.000%	10/01/46	4,664	4,906,776
Federal Home Loan Mortgage Corp.	4.500%	TBA	2,601	2,791,843
Federal Home Loan Mortgage Corp.	4.500%	08/01/39	674	726,610
Federal Home Loan Mortgage Corp.	4.500%	12/01/39	178	191,710
Federal Home Loan Mortgage Corp.	4.500%	07/01/40	54	58,323
Federal Home Loan Mortgage Corp.	4.500%	05/01/41	613	657,830
Federal Home Loan Mortgage Corp.	4.500%	05/01/41	584	628,045
Federal Home Loan Mortgage Corp.	4.500%	05/01/42	1,032	1,109,957
Federal Home Loan Mortgage Corp.	4.500%	11/01/43	950	1,020,143
Federal Home Loan Mortgage Corp.	4.500%	12/01/43	1,472	1,591,221
Federal Home Loan Mortgage Corp.	4.500%	09/01/44	2,052	2,205,215
Federal Home Loan Mortgage Corp.	5.000%	11/01/41	3,942	4,301,413
Federal Home Loan Mortgage Corp.	5.500%	06/01/36	37	41,589
Federal Home Loan Mortgage Corp.	5.500%	10/01/36	38	42,914
Federal Home Loan Mortgage Corp.	5.500%	10/01/36	18	20,300
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	45	50,249
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	18	20,242
Federal Home Loan Mortgage Corp.	5.500%	12/01/36	16	18,217
Federal Home Loan Mortgage Corp.	5.500%	03/01/37	12	13,269
Federal Home Loan Mortgage Corp.	5.500%	04/01/37	23	25,687
Federal Home Loan Mortgage Corp.	5.500%	01/01/38	18	20,225
Federal Home Loan Mortgage Corp.	5.500%	01/01/38	3	3,469
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	2,995	3,336,510
Federal Home Loan Mortgage Corp.	5.500%	02/01/38	3	3,258
Federal Home Loan Mortgage Corp.	5.500%	04/01/38	1,957	2,181,864
Federal Home Loan Mortgage Corp.	5.500%	05/01/38	636	715,855
Federal Home Loan Mortgage Corp.	5.500%	06/01/38	585	652,563
Federal Home Loan Mortgage Corp.	5.500%	07/01/38	797	889,139
Federal Home Loan Mortgage Corp.	5.500%	08/01/38	777	866,186
Federal Home Loan Mortgage Corp.	5.500%	08/01/38	425	473,273
Federal Home Loan Mortgage Corp.	5.500%	01/01/39	861	961,509
Federal Home Loan Mortgage Corp.	6.000%	01/01/27	298	337,179
Federal Home Loan Mortgage Corp.	6.000%	12/01/28	4	4,913
Federal Home Loan Mortgage Corp.	6.000%	01/01/32	2	1,724
Federal Home Loan Mortgage Corp.	6.000%	11/01/32	4	4,692
Federal Home Loan Mortgage Corp.	6.000%	03/01/33	12	13,601
Federal Home Loan Mortgage Corp.	6.000%	11/01/33	9	10,181
Federal Home Loan Mortgage Corp.	6.000%	02/01/34	336	384,821
Federal Home Loan Mortgage Corp.	6.000%	12/01/34	7	8,240
Federal Home Loan Mortgage Corp.	6.000%	01/01/36	49	56,123
Federal Home Loan Mortgage Corp.	6.000%	03/01/36	3	3,159
Federal Home Loan Mortgage Corp.	6.000%	04/01/36	50	56,952
Federal Home Loan Mortgage Corp.	6.000%	08/01/36	28	31,697
Federal Home Loan Mortgage Corp.	6.000%	11/01/36	34	39,038
Federal Home Loan Mortgage Corp.	6.000%	12/01/36	1,314	1,490,971
Federal Home Loan Mortgage Corp.	6.000%	03/01/37	3	3,060
Federal Home Loan Mortgage Corp.	6.000%	04/01/37	1	1,693

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.	6.000%	05/01/37	19	$21,175
Federal Home Loan Mortgage Corp.	6.000%	07/01/37	3	3,228
Federal Home Loan Mortgage Corp.	6.000%	08/01/37	45	51,391
Federal Home Loan Mortgage Corp.	6.000%	09/01/37	12	13,208
Federal Home Loan Mortgage Corp.	6.000%	09/01/37	3	3,127
Federal Home Loan Mortgage Corp.	6.000%	10/01/37	48	54,873
Federal Home Loan Mortgage Corp.	6.000%	10/01/37	21	24,354
Federal Home Loan Mortgage Corp.	6.000%	10/01/37	11	12,626
Federal Home Loan Mortgage Corp.	6.000%	10/01/37	2	2,016
Federal Home Loan Mortgage Corp.	6.000%	11/01/37	3,646	4,134,026
Federal Home Loan Mortgage Corp.	6.000%	11/01/37	537	609,677
Federal Home Loan Mortgage Corp.	6.000%	12/01/37	3	3,893
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	61	69,093
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	32	36,649
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	29	33,468
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	28	31,929
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	22	24,937
Federal Home Loan Mortgage Corp.	6.000%	01/01/38	5	5,587
Federal Home Loan Mortgage Corp.	6.000%	04/01/38	74	83,490
Federal Home Loan Mortgage Corp.	6.000%	04/01/38	13	14,224
Federal Home Loan Mortgage Corp.	6.000%	04/01/38	3	3,190
Federal Home Loan Mortgage Corp.	6.000%	06/01/38	2	1,917
Federal Home Loan Mortgage Corp.	6.000%	07/01/38	67	76,153
Federal Home Loan Mortgage Corp.	6.000%	08/01/38	503	568,738
Federal Home Loan Mortgage Corp.	6.000%	08/01/38	15	17,170
Federal Home Loan Mortgage Corp.	6.000%	08/01/38	9	10,079
Federal Home Loan Mortgage Corp.	6.000%	08/01/38	8	8,813
Federal Home Loan Mortgage Corp.	6.000%	09/01/38	37	41,724
Federal Home Loan Mortgage Corp.	6.000%	09/01/38	1	941
Federal Home Loan Mortgage Corp.	6.000%	10/01/38	14	15,712
Federal Home Loan Mortgage Corp.	6.000%	11/01/38	6	6,737
Federal Home Loan Mortgage Corp.	6.000%	01/01/39	1,547	1,747,478
Federal Home Loan Mortgage Corp.	6.000%	08/01/39	22	24,760
Federal Home Loan Mortgage Corp.	6.000%	09/01/39	3	3,682
Federal Home Loan Mortgage Corp.	6.000%	10/01/39	61	68,503
Federal Home Loan Mortgage Corp.	6.000%	03/01/40	35	40,047
Federal Home Loan Mortgage Corp.	6.000%	04/01/40	783	884,111
Federal Home Loan Mortgage Corp.	6.000%	05/01/40	3	3,702
Federal National Mortgage Assoc.	2.500%	05/01/26	530	511,852
Federal National Mortgage Assoc.	2.500%	04/01/30	238	238,864
Federal National Mortgage Assoc.	2.500%	05/01/30	477	478,730
Federal National Mortgage Assoc.	2.500%	07/01/30	215	215,865
Federal National Mortgage Assoc.	2.500%	08/01/30	916	918,686
Federal National Mortgage Assoc.	2.500%	08/01/30	474	475,609
Federal National Mortgage Assoc.	2.500%	08/01/30	368	368,795
Federal National Mortgage Assoc.	2.500%	09/01/30	524	525,885
Federal National Mortgage Assoc.	2.500%	09/01/30	445	446,677
Federal National Mortgage Assoc.	2.500%	11/01/30	541	542,590
Federal National Mortgage Assoc.	2.500%	11/01/30	536	537,822
Federal National Mortgage Assoc.	2.500%	11/01/30	536	537,873
Federal National Mortgage Assoc.	2.500%	11/01/30	472	473,518
Federal National Mortgage Assoc.	2.500%	06/01/31	628	629,968
Federal National Mortgage Assoc.	2.500%	07/01/31	1,160	1,163,397
Federal National Mortgage Assoc.	2.500%	07/01/31	747	748,966
Federal National Mortgage Assoc.	2.500%	10/01/31	2,447	2,455,941
Federal National Mortgage Assoc.	2.500%	10/01/31	1,814	1,819,988
Federal National Mortgage Assoc.	2.500%	10/01/31	1,431	1,435,175
Federal National Mortgage Assoc.	2.500%	10/01/31	1,056	1,059,158
Federal National Mortgage Assoc.	2.500%	11/01/31	1,034	1,036,756

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	2.500%	11/01/31	937	$939,720
Federal National Mortgage Assoc.	2.500%	11/01/31	783	785,505
Federal National Mortgage Assoc.	2.500%	11/01/31	196	196,314
Federal National Mortgage Assoc.	2.500%	11/01/31	103	103,580
Federal National Mortgage Assoc.	2.500%	11/01/31	95	95,721
Federal National Mortgage Assoc.	2.690%	04/01/25	290	286,275
Federal National Mortgage Assoc.	2.950%	06/01/31	1,500	1,453,510
Federal National Mortgage Assoc.	3.000%	TBA	18,000	17,854,378
Federal National Mortgage Assoc.	3.000%	09/01/29	481	495,269
Federal National Mortgage Assoc.	3.000%	01/01/30	3,430	3,526,867
Federal National Mortgage Assoc.	3.000%	03/01/30	719	739,539
Federal National Mortgage Assoc.	3.000%	04/01/30	8,329	8,566,776
Federal National Mortgage Assoc.	3.000%	04/01/30	621	638,133
Federal National Mortgage Assoc.	3.000%	05/01/30	504	518,627
Federal National Mortgage Assoc.	3.000%	05/01/30	351	361,059
Federal National Mortgage Assoc.	3.000%	07/01/30	473	486,241
Federal National Mortgage Assoc.	3.000%	07/01/30	163	167,976
Federal National Mortgage Assoc.	3.000%	07/01/30	101	103,999
Federal National Mortgage Assoc.	3.000%	08/01/30	2,854	2,936,743
Federal National Mortgage Assoc.	3.000%	08/01/30	1,538	1,583,018
Federal National Mortgage Assoc.	3.000%	08/01/30	893	918,843
Federal National Mortgage Assoc.	3.000%	08/01/30	807	830,210
Federal National Mortgage Assoc.	3.000%	08/01/30	678	696,869
Federal National Mortgage Assoc.	3.000%	08/01/30	651	669,304
Federal National Mortgage Assoc.	3.000%	08/01/30	143	147,164
Federal National Mortgage Assoc.	3.000%	08/01/30	127	130,592
Federal National Mortgage Assoc.	3.000%	08/01/30	62	63,422
Federal National Mortgage Assoc.	3.000%	09/01/30	632	649,972
Federal National Mortgage Assoc.	3.000%	09/01/30	467	480,173
Federal National Mortgage Assoc.	3.000%	09/01/30	282	289,594
Federal National Mortgage Assoc.	3.000%	10/01/36	82	82,961
Federal National Mortgage Assoc.	3.000%	11/01/36	574	581,777
Federal National Mortgage Assoc.	3.000%	11/01/36	240	243,631
Federal National Mortgage Assoc.	3.000%	12/01/36	2,929	2,967,004
Federal National Mortgage Assoc.	3.000%	12/01/36	677	685,671
Federal National Mortgage Assoc.	3.000%	12/01/36	565	571,923
Federal National Mortgage Assoc.	3.000%	10/01/42	1,911	1,910,158
Federal National Mortgage Assoc.	3.000%	12/01/42	1,665	1,664,123
Federal National Mortgage Assoc.	3.000%	01/01/43	2,053	2,052,101
Federal National Mortgage Assoc.	3.000%	02/01/43	337	336,443
Federal National Mortgage Assoc.	3.000%	03/01/43	328	328,375
Federal National Mortgage Assoc.	3.000%	06/01/43	12,782	12,778,657
Federal National Mortgage Assoc.	3.000%	08/01/43	36	36,230
Federal National Mortgage Assoc.	3.000%	11/01/44	9,654	9,651,657
Federal National Mortgage Assoc.	3.000%	02/01/45	768	765,208
Federal National Mortgage Assoc.	3.000%	03/01/45	1,670	1,666,540
Federal National Mortgage Assoc.	3.000%	03/01/45	351	349,978
Federal National Mortgage Assoc.	3.000%	04/01/45	436	434,514
Federal National Mortgage Assoc.	3.000%	04/01/45	318	316,746
Federal National Mortgage Assoc.	3.000%	04/01/45	295	294,434
Federal National Mortgage Assoc.	3.000%	05/01/45	5,088	5,062,685
Federal National Mortgage Assoc.	3.000%	05/01/45	375	374,125
Federal National Mortgage Assoc.	3.000%	05/01/45	327	326,112
Federal National Mortgage Assoc.	3.000%	07/01/45	16,835	16,779,649
Federal National Mortgage Assoc.	3.000%	07/01/45	3,005	2,993,413
Federal National Mortgage Assoc.	3.000%	07/01/45	319	318,336
Federal National Mortgage Assoc.	3.000%	06/01/46	1,055	1,052,157
Federal National Mortgage Assoc.	3.000%	06/01/46	607	605,781
Federal National Mortgage Assoc.	3.000%	06/01/46	132	131,460

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	3.000%	08/01/46	160	$159,813
Federal National Mortgage Assoc.	3.000%	09/01/46	1,478	1,473,365
Federal National Mortgage Assoc.	3.000%	09/01/46	1,452	1,446,389
Federal National Mortgage Assoc.	3.000%	09/01/46	1,083	1,077,322
Federal National Mortgage Assoc.	3.000%	09/01/46	843	839,548
Federal National Mortgage Assoc.	3.000%	09/01/46	752	750,588
Federal National Mortgage Assoc.	3.000%	10/01/46	2,359	2,347,634
Federal National Mortgage Assoc.	3.000%	10/01/46	1,861	1,851,580
Federal National Mortgage Assoc.	3.000%	11/01/46	2,431	2,427,694
Federal National Mortgage Assoc.	3.000%	11/01/46	397	396,344
Federal National Mortgage Assoc.	3.000%	11/01/46	150	149,640
Federal National Mortgage Assoc.	3.000%	11/01/46	112	111,251
Federal National Mortgage Assoc.	3.000%	12/01/46	2,342	2,333,657
Federal National Mortgage Assoc.	3.000%	01/01/47	270	269,170
Federal National Mortgage Assoc.	3.500%	TBA	6,029	6,179,254
Federal National Mortgage Assoc.	3.500%	TBA	2,000	2,046,758
Federal National Mortgage Assoc.	3.500%	11/01/27	140	145,766
Federal National Mortgage Assoc.	3.500%	11/01/28	1,058	1,111,983
Federal National Mortgage Assoc.	3.500%	12/01/28	4,336	4,559,661
Federal National Mortgage Assoc.	3.500%	12/01/28	2,663	2,788,376
Federal National Mortgage Assoc.	3.500%	12/01/28	496	521,230
Federal National Mortgage Assoc.	3.500%	12/01/28	409	427,024
Federal National Mortgage Assoc.	3.500%	02/01/29	2,360	2,475,140
Federal National Mortgage Assoc.	3.500%	02/01/29	1,291	1,349,334
Federal National Mortgage Assoc.	3.500%	03/01/29	904	946,780
Federal National Mortgage Assoc.	3.500%	07/01/29	1,233	1,289,661
Federal National Mortgage Assoc.	3.500%	01/01/30	514	536,788
Federal National Mortgage Assoc.	3.500%	03/01/30	364	379,606
Federal National Mortgage Assoc.	3.500%	07/01/30	406	423,043
Federal National Mortgage Assoc.	3.500%	08/01/30	518	545,345
Federal National Mortgage Assoc.	3.500%	08/01/30	126	132,204
Federal National Mortgage Assoc.	3.500%	02/01/31	1,177	1,235,695
Federal National Mortgage Assoc.	3.500%	02/01/31	573	601,634
Federal National Mortgage Assoc.	3.500%	02/01/31	92	96,353
Federal National Mortgage Assoc.	3.500%	03/01/31	542	568,419
Federal National Mortgage Assoc.	3.500%	03/01/31	402	418,606
Federal National Mortgage Assoc.	3.500%	03/01/31	326	343,410
Federal National Mortgage Assoc.	3.500%	03/01/31	192	201,855
Federal National Mortgage Assoc.	3.500%	04/01/42	113	117,056
Federal National Mortgage Assoc.	3.500%	05/01/42	36	37,457
Federal National Mortgage Assoc.	3.500%	06/01/42	62	64,031
Federal National Mortgage Assoc.	3.500%	06/01/42	39	40,232
Federal National Mortgage Assoc.	3.500%	07/01/42	82	84,662
Federal National Mortgage Assoc.	3.500%	10/01/42	742	764,907
Federal National Mortgage Assoc.	3.500%	03/01/43	937	966,349
Federal National Mortgage Assoc.	3.500%	06/01/43	167	172,395
Federal National Mortgage Assoc.	3.500%	06/01/44	7,461	7,696,173
Federal National Mortgage Assoc.	3.500%	04/01/46	5,648	5,793,689
Federal National Mortgage Assoc.	3.500%	06/01/46	10,703	10,979,217
Federal National Mortgage Assoc.	3.500%	07/01/46	6,412	6,578,029
Federal National Mortgage Assoc.	3.500%	07/01/46	676	693,210
Federal National Mortgage Assoc.	3.500%	07/01/46	563	577,351
Federal National Mortgage Assoc.	3.500%	10/01/46	1,348	1,383,796
Federal National Mortgage Assoc.	3.500%	12/01/46	11,815	12,120,730
Federal National Mortgage Assoc.	3.500%	01/01/47	11,632	11,945,225
Federal National Mortgage Assoc.	3.550%	02/01/30	1,800	1,867,718
Federal National Mortgage Assoc.	4.000%	TBA	27,030	28,378,861
Federal National Mortgage Assoc.	4.000%	04/01/21	17	17,538
Federal National Mortgage Assoc.	4.000%	04/01/23	11	11,467

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	4.000%	03/01/24	6	$5,949
Federal National Mortgage Assoc.	4.000%	04/01/24	18	18,760
Federal National Mortgage Assoc.	4.000%	05/01/24	5	5,694
Federal National Mortgage Assoc.	4.000%	06/01/24	3,113	3,285,617
Federal National Mortgage Assoc.	4.000%	06/01/24	11	11,732
Federal National Mortgage Assoc.	4.000%	07/01/24	15	16,253
Federal National Mortgage Assoc.	4.000%	08/01/24	23	23,214
Federal National Mortgage Assoc.	4.000%	10/01/24	51	53,764
Federal National Mortgage Assoc.	4.000%	11/01/24	27	28,129
Federal National Mortgage Assoc.	4.000%	12/01/24	2,110	2,208,896
Federal National Mortgage Assoc.	4.000%	12/01/24	39	41,499
Federal National Mortgage Assoc.	4.000%	02/01/25	5	4,788
Federal National Mortgage Assoc.	4.000%	05/01/25	45	47,906
Federal National Mortgage Assoc.	4.000%	05/01/25	31	33,102
Federal National Mortgage Assoc.	4.000%	05/01/25	7	7,376
Federal National Mortgage Assoc.	4.000%	07/01/25	81	84,862
Federal National Mortgage Assoc.	4.000%	07/01/25	24	24,824
Federal National Mortgage Assoc.	4.000%	08/01/25	55	57,805
Federal National Mortgage Assoc.	4.000%	08/01/25	10	10,194
Federal National Mortgage Assoc.	4.000%	08/01/25	6	6,567
Federal National Mortgage Assoc.	4.000%	09/01/25	4	4,150
Federal National Mortgage Assoc.	4.000%	10/01/25	54	57,049
Federal National Mortgage Assoc.	4.000%	10/01/25	6	6,126
Federal National Mortgage Assoc.	4.000%	12/01/25	38	40,376
Federal National Mortgage Assoc.	4.000%	12/01/25	10	10,746
Federal National Mortgage Assoc.	4.000%	12/01/25	3	3,471
Federal National Mortgage Assoc.	4.000%	01/01/26	34	36,186
Federal National Mortgage Assoc.	4.000%	02/01/26	18	18,440
Federal National Mortgage Assoc.	4.000%	03/01/26	60	61,682
Federal National Mortgage Assoc.	4.000%	03/01/26	53	54,329
Federal National Mortgage Assoc.	4.000%	03/01/26	20	21,115
Federal National Mortgage Assoc.	4.000%	03/01/26	17	17,033
Federal National Mortgage Assoc.	4.000%	05/01/26	51	53,773
Federal National Mortgage Assoc.	4.000%	05/01/26	20	20,732
Federal National Mortgage Assoc.	4.000%	08/01/26	25	26,142
Federal National Mortgage Assoc.	4.000%	04/01/27	9	9,116
Federal National Mortgage Assoc.	4.000%	05/01/29	7	7,235
Federal National Mortgage Assoc.	4.000%	10/01/30	29	30,356
Federal National Mortgage Assoc.	4.000%	10/01/31	753	794,593
Federal National Mortgage Assoc.	4.000%	01/01/36	865	914,084
Federal National Mortgage Assoc.	4.000%	05/01/39	41	42,780
Federal National Mortgage Assoc.	4.000%	07/01/39	936	984,596
Federal National Mortgage Assoc.	4.000%	07/01/40	860	905,046
Federal National Mortgage Assoc.	4.000%	08/01/40	1,536	1,618,236
Federal National Mortgage Assoc.	4.000%	08/01/40	23	23,750
Federal National Mortgage Assoc.	4.000%	10/01/40	3,961	4,193,359
Federal National Mortgage Assoc.	4.000%	10/01/40	69	72,990
Federal National Mortgage Assoc.	4.000%	11/01/40	271	285,019
Federal National Mortgage Assoc.	4.000%	12/01/40	1,255	1,323,626
Federal National Mortgage Assoc.	4.000%	12/01/40	185	195,262
Federal National Mortgage Assoc.	4.000%	01/01/41	394	418,162
Federal National Mortgage Assoc.	4.000%	04/01/41	116	122,789
Federal National Mortgage Assoc.	4.000%	09/01/41	3,120	3,294,473
Federal National Mortgage Assoc.	4.000%	09/01/41	1,850	1,954,008
Federal National Mortgage Assoc.	4.000%	09/01/41	303	319,105
Federal National Mortgage Assoc.	4.000%	10/01/41	188	198,015
Federal National Mortgage Assoc.	4.000%	12/01/41	675	717,272
Federal National Mortgage Assoc.	4.000%	12/01/41	229	243,590
Federal National Mortgage Assoc.	4.000%	02/01/42	713	753,320

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	4.000%	04/01/42	190	$200,464
Federal National Mortgage Assoc.	4.000%	05/01/42	1,257	1,327,592
Federal National Mortgage Assoc.	4.000%	05/01/42	403	424,651
Federal National Mortgage Assoc.	4.000%	06/01/42	437	461,414
Federal National Mortgage Assoc.	4.000%	07/01/42	887	943,284
Federal National Mortgage Assoc.	4.000%	07/01/42	346	364,231
Federal National Mortgage Assoc.	4.000%	08/01/42	221	232,094
Federal National Mortgage Assoc.	4.000%	09/01/42	392	413,771
Federal National Mortgage Assoc.	4.000%	09/01/42	144	151,761
Federal National Mortgage Assoc.	4.000%	12/01/42	1,072	1,139,593
Federal National Mortgage Assoc.	4.000%	12/01/42	550	580,271
Federal National Mortgage Assoc.	4.000%	01/01/43	687	723,840
Federal National Mortgage Assoc.	4.000%	10/01/43	518	547,386
Federal National Mortgage Assoc.	4.000%	01/01/44	1,276	1,352,686
Federal National Mortgage Assoc.	4.000%	02/01/44	7,261	7,717,781
Federal National Mortgage Assoc.	4.000%	03/01/44	249	264,154
Federal National Mortgage Assoc.	4.000%	07/01/44	156	164,328
Federal National Mortgage Assoc.	4.000%	10/01/44	940	999,201
Federal National Mortgage Assoc.	4.000%	10/01/44	26	27,305
Federal National Mortgage Assoc.	4.000%	12/01/44	1,677	1,781,650
Federal National Mortgage Assoc.	4.000%	12/01/44	822	871,149
Federal National Mortgage Assoc.	4.000%	12/01/44	777	823,171
Federal National Mortgage Assoc.	4.000%	12/01/44	53	55,891
Federal National Mortgage Assoc.	4.000%	12/01/44	44	47,109
Federal National Mortgage Assoc.	4.000%	01/01/45	1,190	1,263,937
Federal National Mortgage Assoc.	4.000%	02/01/45	760	804,576
Federal National Mortgage Assoc.	4.000%	02/01/45	485	510,392
Federal National Mortgage Assoc.	4.000%	02/01/45	431	455,413
Federal National Mortgage Assoc.	4.000%	02/01/45	75	79,405
Federal National Mortgage Assoc.	4.000%	03/01/45	79	83,774
Federal National Mortgage Assoc.	4.000%	03/01/45	68	72,487
Federal National Mortgage Assoc.	4.000%	05/01/45	770	809,378
Federal National Mortgage Assoc.	4.000%	05/01/45	172	181,979
Federal National Mortgage Assoc.	4.000%	08/01/45	471	495,820
Federal National Mortgage Assoc.	4.000%	10/01/45	2,021	2,125,874
Federal National Mortgage Assoc.	4.000%	10/01/45	1,951	2,067,418
Federal National Mortgage Assoc.	4.000%	10/01/45	1,277	1,356,437
Federal National Mortgage Assoc.	4.000%	10/01/45	940	998,185
Federal National Mortgage Assoc.	4.000%	10/01/45	638	670,609
Federal National Mortgage Assoc.	4.000%	10/01/45	569	602,391
Federal National Mortgage Assoc.	4.000%	10/01/45	412	438,104
Federal National Mortgage Assoc.	4.000%	10/01/45	228	241,316
Federal National Mortgage Assoc.	4.000%	10/01/45	225	237,730
Federal National Mortgage Assoc.	4.000%	10/01/45	224	237,647
Federal National Mortgage Assoc.	4.000%	10/01/45	198	209,734
Federal National Mortgage Assoc.	4.000%	10/01/45	174	184,474
Federal National Mortgage Assoc.	4.000%	10/01/45	104	109,485
Federal National Mortgage Assoc.	4.000%	11/01/45	4,432	4,685,806
Federal National Mortgage Assoc.	4.000%	11/01/45	2,747	2,904,315
Federal National Mortgage Assoc.	4.000%	11/01/45	1,026	1,086,869
Federal National Mortgage Assoc.	4.000%	11/01/45	636	671,945
Federal National Mortgage Assoc.	4.000%	11/01/45	564	593,618
Federal National Mortgage Assoc.	4.000%	11/01/45	257	270,483
Federal National Mortgage Assoc.	4.000%	12/01/45	2,006	2,125,186
Federal National Mortgage Assoc.	4.000%	12/01/45	614	650,384
Federal National Mortgage Assoc.	4.000%	12/01/45	530	562,679
Federal National Mortgage Assoc.	4.000%	12/01/45	281	295,898
Federal National Mortgage Assoc.	4.000%	12/01/45	45	47,550
Federal National Mortgage Assoc.	4.000%	01/01/46	989	1,039,839

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	4.000%	01/01/46	685	$727,812
Federal National Mortgage Assoc.	4.000%	02/01/46	1,274	1,350,280
Federal National Mortgage Assoc.	4.000%	02/01/46	919	967,189
Federal National Mortgage Assoc.	4.000%	02/01/46	212	222,954
Federal National Mortgage Assoc.	4.000%	03/01/46	5,611	5,903,909
Federal National Mortgage Assoc.	4.000%	03/01/46	609	640,707
Federal National Mortgage Assoc.	4.000%	03/01/46	253	265,901
Federal National Mortgage Assoc.	4.000%	04/01/46	447	470,569
Federal National Mortgage Assoc.	4.000%	04/01/46	29	30,866
Federal National Mortgage Assoc.	4.000%	05/01/46	245	257,746
Federal National Mortgage Assoc.	4.000%	06/01/46	209	221,794
Federal National Mortgage Assoc.	4.000%	07/01/46	417	438,573
Federal National Mortgage Assoc.	4.000%	08/01/46	245	257,834
Federal National Mortgage Assoc.	4.000%	10/01/46	42	44,263
Federal National Mortgage Assoc.	4.000%	11/01/46	887	940,784
Federal National Mortgage Assoc.	4.000%	11/01/46	508	539,404
Federal National Mortgage Assoc.	4.500%	TBA	3,100	3,180,648
Federal National Mortgage Assoc.	4.500%	05/01/22	21	21,815
Federal National Mortgage Assoc.	4.500%	07/01/22	1	672
Federal National Mortgage Assoc.	4.500%	04/01/24	64	67,501
Federal National Mortgage Assoc.	4.500%	08/01/24	5	5,235
Federal National Mortgage Assoc.	4.500%	09/01/24	5	4,898
Federal National Mortgage Assoc.	4.500%	09/01/24	4	3,653
Federal National Mortgage Assoc.	4.500%	12/01/24	33	34,472
Federal National Mortgage Assoc.	4.500%	02/01/25	11	11,559
Federal National Mortgage Assoc.	4.500%	03/01/25	30	32,267
Federal National Mortgage Assoc.	4.500%	03/01/25	3	2,766
Federal National Mortgage Assoc.	4.500%	04/01/25	58	60,046
Federal National Mortgage Assoc.	4.500%	04/01/25	25	26,570
Federal National Mortgage Assoc.	4.500%	04/01/25	12	12,833
Federal National Mortgage Assoc.	4.500%	04/01/25	8	8,341
Federal National Mortgage Assoc.	4.500%	04/01/25	6	5,905
Federal National Mortgage Assoc.	4.500%	05/01/25	7	6,938
Federal National Mortgage Assoc.	4.500%	05/01/25	5	5,104
Federal National Mortgage Assoc.	4.500%	07/01/25	58	61,209
Federal National Mortgage Assoc.	4.500%	09/01/25	8	8,433
Federal National Mortgage Assoc.	4.500%	09/01/25	2	1,963
Federal National Mortgage Assoc.	4.500%	11/01/35	24	25,332
Federal National Mortgage Assoc.	4.500%	05/01/37	9	9,931
Federal National Mortgage Assoc.	4.500%	04/01/39	15	16,681
Federal National Mortgage Assoc.	4.500%	04/01/39	11	11,503
Federal National Mortgage Assoc.	4.500%	06/01/39	43	47,426
Federal National Mortgage Assoc.	4.500%	08/01/39	108	117,609
Federal National Mortgage Assoc.	4.500%	02/01/40	16,565	17,839,353
Federal National Mortgage Assoc.	4.500%	06/01/40	125	134,950
Federal National Mortgage Assoc.	4.500%	07/01/40	279	300,482
Federal National Mortgage Assoc.	4.500%	08/01/40	53	57,309
Federal National Mortgage Assoc.	4.500%	11/01/40	345	371,379
Federal National Mortgage Assoc.	4.500%	01/01/41	123	133,120
Federal National Mortgage Assoc.	4.500%	03/01/41	33	35,488
Federal National Mortgage Assoc.	4.500%	04/01/41	5	5,123
Federal National Mortgage Assoc.	4.500%	05/01/41	11	12,053
Federal National Mortgage Assoc.	4.500%	05/01/41	10	11,226
Federal National Mortgage Assoc.	4.500%	07/01/41	167	180,521
Federal National Mortgage Assoc.	4.500%	07/01/41	52	55,993
Federal National Mortgage Assoc.	4.500%	08/01/41	407	439,774
Federal National Mortgage Assoc.	4.500%	09/01/41	74	79,940
Federal National Mortgage Assoc.	4.500%	10/01/41	43	45,897
Federal National Mortgage Assoc.	4.500%	01/01/42	25	26,700

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	4.500%	06/01/42	16	$17,223
Federal National Mortgage Assoc.	4.500%	09/01/42	1,849	1,991,469
Federal National Mortgage Assoc.	4.500%	09/01/42	1,087	1,169,859
Federal National Mortgage Assoc.	4.500%	10/01/43	1,172	1,263,316
Federal National Mortgage Assoc.	4.500%	03/01/44	1,374	1,478,425
Federal National Mortgage Assoc.	4.500%	04/01/44	642	694,969
Federal National Mortgage Assoc.	4.500%	05/01/44	625	674,270
Federal National Mortgage Assoc.	4.500%	05/01/45	1,247	1,342,513
Federal National Mortgage Assoc.	4.500%	10/01/45	1,032	1,120,848
Federal National Mortgage Assoc.	4.500%	10/01/45	742	805,943
Federal National Mortgage Assoc.	4.500%	11/01/45	1,215	1,325,496
Federal National Mortgage Assoc.	4.500%	11/01/45	955	1,037,188
Federal National Mortgage Assoc.	4.500%	11/01/45	818	893,808
Federal National Mortgage Assoc.	4.500%	11/01/45	217	235,189
Federal National Mortgage Assoc.	4.500%	11/01/45	91	98,353
Federal National Mortgage Assoc.	4.500%	06/01/46	1,772	1,926,907
Federal National Mortgage Assoc.	5.000%	02/01/35	4,301	4,714,159
Federal National Mortgage Assoc.	5.000%	08/01/35	12	13,082
Federal National Mortgage Assoc.	5.000%	09/01/35	27	29,642
Federal National Mortgage Assoc.	5.000%	10/01/35	7	7,669
Federal National Mortgage Assoc.	5.000%	03/01/36	10	11,141
Federal National Mortgage Assoc.	5.000%	12/01/36	7	8,111
Federal National Mortgage Assoc.	5.000%	06/01/37	9	9,719
Federal National Mortgage Assoc.	5.000%	01/01/38	14	14,901
Federal National Mortgage Assoc.	5.000%	06/01/39	613	672,488
Federal National Mortgage Assoc.	5.000%	12/01/39	11	11,650
Federal National Mortgage Assoc.	5.000%	01/01/40	10	11,240
Federal National Mortgage Assoc.	5.000%	05/01/40	40	43,805
Federal National Mortgage Assoc.	5.000%	05/01/40	13	14,084
Federal National Mortgage Assoc.	5.000%	01/01/41	17	18,365
Federal National Mortgage Assoc.	5.000%	04/01/41	9	9,283
Federal National Mortgage Assoc.	5.000%	05/01/41	7	7,845
Federal National Mortgage Assoc.	5.000%	07/01/41	5,515	6,046,161
Federal National Mortgage Assoc.	5.000%	01/01/42	9	9,975
Federal National Mortgage Assoc.	5.000%	12/01/43	8,116	8,872,408
Federal National Mortgage Assoc.	5.500%	TBA	8,135	9,043,196
Federal National Mortgage Assoc.	5.500%	06/01/21	14	14,742
Federal National Mortgage Assoc.	5.500%	06/01/21	2	2,278
Federal National Mortgage Assoc.	5.500%	09/01/21	20	21,203
Federal National Mortgage Assoc.	5.500%	01/01/22	8	8,213
Federal National Mortgage Assoc.	5.500%	03/01/22	10	10,409
Federal National Mortgage Assoc.	5.500%	04/01/22	39	41,113
Federal National Mortgage Assoc.	5.500%	11/01/22	1	826
Federal National Mortgage Assoc.	5.500%	12/01/22	2	1,841
Federal National Mortgage Assoc.	5.500%	12/01/22	1	610
Federal National Mortgage Assoc.	5.500%	04/01/24	8	8,835
Federal National Mortgage Assoc.	5.500%	06/01/24	35	36,935
Federal National Mortgage Assoc.	5.500%	09/01/27	1	1,228
Federal National Mortgage Assoc.	5.500%	07/01/28	23	25,035
Federal National Mortgage Assoc.	5.500%	04/01/30	95	106,370
Federal National Mortgage Assoc.	5.500%	12/01/30	1	1,185
Federal National Mortgage Assoc.	5.500%	11/01/32	1	1,661
Federal National Mortgage Assoc.	5.500%	12/01/32	22	24,681
Federal National Mortgage Assoc.	5.500%	01/01/33	47	52,164
Federal National Mortgage Assoc.	5.500%	01/01/33	33	36,956
Federal National Mortgage Assoc.	5.500%	04/01/33	44	49,119
Federal National Mortgage Assoc.	5.500%	04/01/33	1	867
Federal National Mortgage Assoc.	5.500%	06/01/33	2	1,993
Federal National Mortgage Assoc.	5.500%	07/01/33	27	30,915

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	5.500%	09/01/33	17	$18,762
Federal National Mortgage Assoc.	5.500%	09/01/33	6	6,552
Federal National Mortgage Assoc.	5.500%	10/01/33	36	39,853
Federal National Mortgage Assoc.	5.500%	11/01/33	24	26,856
Federal National Mortgage Assoc.	5.500%	11/01/33	19	21,803
Federal National Mortgage Assoc.	5.500%	11/01/33	19	21,764
Federal National Mortgage Assoc.	5.500%	11/01/33	11	12,464
Federal National Mortgage Assoc.	5.500%	11/01/33	5	5,416
Federal National Mortgage Assoc.	5.500%	11/01/33	4	4,169
Federal National Mortgage Assoc.	5.500%	12/01/33	29	32,623
Federal National Mortgage Assoc.	5.500%	12/01/33	19	21,160
Federal National Mortgage Assoc.	5.500%	12/01/33	12	12,886
Federal National Mortgage Assoc.	5.500%	01/01/34	15	17,178
Federal National Mortgage Assoc.	5.500%	01/01/34	5	5,688
Federal National Mortgage Assoc.	5.500%	02/01/34	33	37,376
Federal National Mortgage Assoc.	5.500%	02/01/34	8	8,543
Federal National Mortgage Assoc.	5.500%	02/01/34	6	6,780
Federal National Mortgage Assoc.	5.500%	03/01/34	35	38,888
Federal National Mortgage Assoc.	5.500%	03/01/34	5	6,083
Federal National Mortgage Assoc.	5.500%	04/01/34	5	5,326
Federal National Mortgage Assoc.	5.500%	07/01/34	39	43,106
Federal National Mortgage Assoc.	5.500%	07/01/34	2	1,725
Federal National Mortgage Assoc.	5.500%	09/01/34	22	24,723
Federal National Mortgage Assoc.	5.500%	11/01/34	7	7,379
Federal National Mortgage Assoc.	5.500%	12/01/34	21	23,594
Federal National Mortgage Assoc.	5.500%	12/01/34	12	13,136
Federal National Mortgage Assoc.	5.500%	12/01/34	5	5,610
Federal National Mortgage Assoc.	5.500%	12/01/34	2	2,388
Federal National Mortgage Assoc.	5.500%	02/01/35	45	50,181
Federal National Mortgage Assoc.	5.500%	02/01/35	13	14,494
Federal National Mortgage Assoc.	5.500%	02/01/35	3	3,302
Federal National Mortgage Assoc.	5.500%	03/01/35	55	61,523
Federal National Mortgage Assoc.	5.500%	03/01/35	52	58,387
Federal National Mortgage Assoc.	5.500%	03/01/35	48	54,064
Federal National Mortgage Assoc.	5.500%	03/01/35	31	34,882
Federal National Mortgage Assoc.	5.500%	04/01/35	28	30,850
Federal National Mortgage Assoc.	5.500%	04/01/35	5	5,301
Federal National Mortgage Assoc.	5.500%	05/01/35	16	18,171
Federal National Mortgage Assoc.	5.500%	05/01/35	10	10,975
Federal National Mortgage Assoc.	5.500%	06/01/35	4	4,672
Federal National Mortgage Assoc.	5.500%	07/01/35	11	12,625
Federal National Mortgage Assoc.	5.500%	09/01/35	36	40,328
Federal National Mortgage Assoc.	5.500%	09/01/35	9	9,832
Federal National Mortgage Assoc.	5.500%	10/01/35	46	51,083
Federal National Mortgage Assoc.	5.500%	10/01/35	41	45,436
Federal National Mortgage Assoc.	5.500%	10/01/35	22	24,270
Federal National Mortgage Assoc.	5.500%	10/01/35	13	14,856
Federal National Mortgage Assoc.	5.500%	10/01/35	8	9,127
Federal National Mortgage Assoc.	5.500%	10/01/35	6	7,033
Federal National Mortgage Assoc.	5.500%	11/01/35	39	44,110
Federal National Mortgage Assoc.	5.500%	11/01/35	2	2,196
Federal National Mortgage Assoc.	5.500%	11/01/35	1	1,619
Federal National Mortgage Assoc.	5.500%	12/01/35	54	60,002
Federal National Mortgage Assoc.	5.500%	12/01/35	33	36,750
Federal National Mortgage Assoc.	5.500%	12/01/35	29	32,161
Federal National Mortgage Assoc.	5.500%	12/01/35	29	31,885
Federal National Mortgage Assoc.	5.500%	12/01/35	4	4,940
Federal National Mortgage Assoc.	5.500%	12/01/35	4	4,012
Federal National Mortgage Assoc.	5.500%	12/01/35	1	1,376

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal National Mortgage Assoc.	5.500%	12/01/35	1		$827
Federal National Mortgage Assoc.	5.500%	12/01/35	1		672
Federal National Mortgage Assoc.	5.500%	01/01/36	4		4,696
Federal National Mortgage Assoc.	5.500%	02/01/36	2		2,206
Federal National Mortgage Assoc.	5.500%	03/01/36	54		60,722
Federal National Mortgage Assoc.	5.500%	03/01/36	14		15,506
Federal National Mortgage Assoc.	5.500%	03/01/36	5		5,457
Federal National Mortgage Assoc.	5.500%	05/01/36	1		589
Federal National Mortgage Assoc.	5.500%	07/01/36	7		7,989
Federal National Mortgage Assoc.	5.500%	07/01/36	2		2,130
Federal National Mortgage Assoc.	5.500%	08/01/36	6		6,253
Federal National Mortgage Assoc.	5.500%	11/01/36	12		13,631
Federal National Mortgage Assoc.	5.500%	11/01/36	10		11,551
Federal National Mortgage Assoc.	5.500%	01/01/37	39		44,298
Federal National Mortgage Assoc.	5.500%	02/01/37	36		40,397
Federal National Mortgage Assoc.	5.500%	04/01/37	45		49,775
Federal National Mortgage Assoc.	5.500%	06/01/37	15		16,590
Federal National Mortgage Assoc.	5.500%	06/01/37	13		14,246
Federal National Mortgage Assoc.	5.500%	08/01/37	37		41,430
Federal National Mortgage Assoc.	5.500%	08/01/37	20		22,386
Federal National Mortgage Assoc.	5.500%	08/01/37	4		4,626
Federal National Mortgage Assoc.	5.500%	08/01/37	3		2,935
Federal National Mortgage Assoc.	5.500%	03/01/38	57		64,058
Federal National Mortgage Assoc.	5.500%	12/01/38	16		17,755
Federal National Mortgage Assoc.	5.500%	09/01/39	16		18,340
Federal National Mortgage Assoc.	5.500%	06/01/40	47		52,248
Federal National Mortgage Assoc.	6.000%	09/01/21	41		43,444
Federal National Mortgage Assoc.	6.000%	10/01/23	87		92,112
Federal National Mortgage Assoc.	6.000%	11/01/28	2		2,737
Federal National Mortgage Assoc.	6.000%	02/01/29	2		2,224
Federal National Mortgage Assoc.	6.000%	03/01/32	2		2,142
Federal National Mortgage Assoc.	6.000%	11/01/32	—	(r)	216
Federal National Mortgage Assoc.	6.000%	05/01/33	1		944
Federal National Mortgage Assoc.	6.000%	01/01/34	38		44,220
Federal National Mortgage Assoc.	6.000%	11/01/35	19		22,179
Federal National Mortgage Assoc.	6.000%	12/01/35	3		3,970
Federal National Mortgage Assoc.	6.000%	03/01/36	1		1,368
Federal National Mortgage Assoc.	6.000%	04/01/36	17		19,598
Federal National Mortgage Assoc.	6.000%	06/01/36	1		1,507
Federal National Mortgage Assoc.	6.000%	06/01/36	1		803
Federal National Mortgage Assoc.	6.000%	07/01/36	12		13,756
Federal National Mortgage Assoc.	6.000%	07/01/36	1		892
Federal National Mortgage Assoc.	6.000%	08/01/36	41		45,926
Federal National Mortgage Assoc.	6.000%	08/01/36	10		11,205
Federal National Mortgage Assoc.	6.000%	08/01/36	8		9,206
Federal National Mortgage Assoc.	6.000%	08/01/36	1		960
Federal National Mortgage Assoc.	6.000%	08/01/36	1		587
Federal National Mortgage Assoc.	6.000%	09/01/36	24		27,171
Federal National Mortgage Assoc.	6.000%	09/01/36	19		21,951
Federal National Mortgage Assoc.	6.000%	09/01/36	6		7,344
Federal National Mortgage Assoc.	6.000%	09/01/36	4		4,331
Federal National Mortgage Assoc.	6.000%	09/01/36	3		3,864
Federal National Mortgage Assoc.	6.000%	09/01/36	1		1,620
Federal National Mortgage Assoc.	6.000%	09/01/36	1		1,007
Federal National Mortgage Assoc.	6.000%	10/01/36	29		33,331
Federal National Mortgage Assoc.	6.000%	10/01/36	26		28,904
Federal National Mortgage Assoc.	6.000%	10/01/36	6		6,754
Federal National Mortgage Assoc.	6.000%	10/01/36	1		874
Federal National Mortgage Assoc.	6.000%	11/01/36	47		53,071

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal National Mortgage Assoc.	6.000%		11/01/36	23		$25,706
Federal National Mortgage Assoc.	6.000%		11/01/36	20		22,675
Federal National Mortgage Assoc.	6.000%		11/01/36	15		16,477
Federal National Mortgage Assoc.	6.000%		11/01/36	5		5,366
Federal National Mortgage Assoc.	6.000%		11/01/36	4		4,826
Federal National Mortgage Assoc.	6.000%		11/01/36	1		575
Federal National Mortgage Assoc.	6.000%		12/01/36	64		72,097
Federal National Mortgage Assoc.	6.000%		12/01/36	31		34,631
Federal National Mortgage Assoc.	6.000%		12/01/36	17		19,779
Federal National Mortgage Assoc.	6.000%		12/01/36	10		11,059
Federal National Mortgage Assoc.	6.000%		12/01/36	2		1,946
Federal National Mortgage Assoc.	6.000%		12/01/36	1		920
Federal National Mortgage Assoc.	6.000%		12/01/36	1		691
Federal National Mortgage Assoc.	6.000%		12/01/36	1		584
Federal National Mortgage Assoc.	6.000%		01/01/37	4,558		5,163,343
Federal National Mortgage Assoc.	6.000%		01/01/37	32		35,702
Federal National Mortgage Assoc.	6.000%		01/01/37	28		31,274
Federal National Mortgage Assoc.	6.000%		01/01/37	18		20,177
Federal National Mortgage Assoc.	6.000%		01/01/37	2		1,732
Federal National Mortgage Assoc.	6.000%		01/01/37	1		1,647
Federal National Mortgage Assoc.	6.000%		02/01/37	561		635,085
Federal National Mortgage Assoc.	6.000%		02/01/37	32		36,056
Federal National Mortgage Assoc.	6.000%		03/01/37	88		99,696
Federal National Mortgage Assoc.	6.000%		03/01/37	45		51,201
Federal National Mortgage Assoc.	6.000%		03/01/37	38		42,970
Federal National Mortgage Assoc.	6.000%		03/01/37	4		4,141
Federal National Mortgage Assoc.	6.000%		03/01/37	—	(r)	481
Federal National Mortgage Assoc.	6.000%		05/01/37	56		62,966
Federal National Mortgage Assoc.	6.000%		05/01/37	34		38,313
Federal National Mortgage Assoc.	6.000%		05/01/37	25		28,225
Federal National Mortgage Assoc.	6.000%		05/01/37	18		20,038
Federal National Mortgage Assoc.	6.000%		05/01/37	15		16,524
Federal National Mortgage Assoc.	6.000%		05/01/37	7		8,213
Federal National Mortgage Assoc.	6.000%		05/01/37	5		5,808
Federal National Mortgage Assoc.	6.000%		06/01/37	10		11,088
Federal National Mortgage Assoc.	6.000%		07/01/37	7		8,304
Federal National Mortgage Assoc.	6.000%		07/01/37	4		4,070
Federal National Mortgage Assoc.	6.000%		08/01/37	26		29,256
Federal National Mortgage Assoc.	6.000%		08/01/37	26		28,913
Federal National Mortgage Assoc.	6.000%		08/01/37	20		22,294
Federal National Mortgage Assoc.	6.000%		08/01/37	5		5,445
Federal National Mortgage Assoc.	6.000%		09/01/37	28		32,094
Federal National Mortgage Assoc.	6.000%		10/01/37	2		1,997
Federal National Mortgage Assoc.	6.000%		01/01/38	44		50,263
Federal National Mortgage Assoc.	6.000%		05/01/38	21		24,266
Federal National Mortgage Assoc.	6.000%		06/01/38	2		1,986
Federal National Mortgage Assoc.	6.000%		06/01/38	1		1,338
Federal National Mortgage Assoc.	6.000%		08/01/38	7		8,304
Federal National Mortgage Assoc.	6.000%		09/01/38	44		50,306
Federal National Mortgage Assoc.	6.000%		09/01/38	1		959
Federal National Mortgage Assoc.	6.000%		10/01/38	17		19,760
Federal National Mortgage Assoc.	6.000%		10/01/38	2		2,566
Federal National Mortgage Assoc.	6.000%		10/01/40	8,218		9,312,178
Federal National Mortgage Assoc.	6.000%		05/01/41	4,110		4,654,987
Federal National Mortgage Assoc.	6.500%		10/01/36	2,065		2,353,573
Government National Mortgage Assoc.	1.321%	(c)	05/20/66	1,178		1,183,135
Government National Mortgage Assoc.	3.000%		TBA	44,503		45,060,155
Government National Mortgage Assoc.	3.000%		TBA	4,416		4,462,747
Government National Mortgage Assoc.	3.000%		TBA	16,335		16,512,706

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	3.500%	TBA	50,566	$52,563,949
Government National Mortgage Assoc.	3.500%	TBA	4,060	4,221,599
Government National Mortgage Assoc.	3.500%	12/20/41	2,711	2,829,062
Government National Mortgage Assoc.	3.500%	09/20/42	708	739,406
Government National Mortgage Assoc.	3.500%	01/20/43	681	711,092
Government National Mortgage Assoc.	3.500%	10/20/46	564	588,013
Government National Mortgage Assoc.	3.500%	10/20/46	481	500,600
Government National Mortgage Assoc.	3.500%	10/20/46	235	246,061
Government National Mortgage Assoc.	3.500%	10/20/46	221	231,294
Government National Mortgage Assoc.	3.500%	10/20/46	195	202,940
Government National Mortgage Assoc.	4.000%	TBA	16,475	17,495,999
Government National Mortgage Assoc.	4.000%	TBA	3,235	3,434,660
Government National Mortgage Assoc.	4.000%	10/20/40	758	812,601
Government National Mortgage Assoc.	4.000%	12/20/40	5,269	5,651,262
Government National Mortgage Assoc.	4.000%	01/15/41	964	1,027,138
Government National Mortgage Assoc.	4.000%	01/20/41	128	137,295
Government National Mortgage Assoc.	4.000%	03/15/41	684	725,407
Government National Mortgage Assoc.	4.000%	10/20/46	150	159,570
Government National Mortgage Assoc.	4.405%	04/20/62	2,202	2,295,680
Government National Mortgage Assoc.	4.412%	05/20/63	1,288	1,368,163
Government National Mortgage Assoc.	4.500%	TBA	10,000	10,813,672
Government National Mortgage Assoc.	4.500%	12/20/39	59	64,249
Government National Mortgage Assoc.	4.500%	01/20/40	73	78,936
Government National Mortgage Assoc.	4.500%	02/20/40	58	62,897
Government National Mortgage Assoc.	4.500%	05/20/40	521	561,193
Government National Mortgage Assoc.	4.500%	06/20/40	330	356,099
Government National Mortgage Assoc.	4.500%	08/20/40	143	154,320
Government National Mortgage Assoc.	4.500%	03/20/41	677	730,137
Government National Mortgage Assoc.	4.500%	07/20/41	222	237,218
Government National Mortgage Assoc.	4.500%	09/20/41	800	862,190
Government National Mortgage Assoc.	4.500%	02/20/42	1,090	1,177,128
Government National Mortgage Assoc.	4.500%	10/20/44	1,187	1,268,414
Government National Mortgage Assoc.	4.500%	11/20/44	8,611	9,198,967
Government National Mortgage Assoc.	4.505%	05/20/63	1,394	1,484,665
Government National Mortgage Assoc.	4.519%	01/20/63	267	281,716
Government National Mortgage Assoc.	4.527%	12/20/64	1,400	1,474,565
Government National Mortgage Assoc.	4.552%	09/20/62	1,473	1,550,254
Government National Mortgage Assoc.	4.559%	10/20/64	1,814	1,941,745
Government National Mortgage Assoc.	4.560%	12/20/64	5,078	5,473,646
Government National Mortgage Assoc.	4.592%	06/20/62	4,318	4,529,259
Government National Mortgage Assoc.	4.608%	02/20/64	3,315	3,571,653
Government National Mortgage Assoc.	4.657%	08/20/64	4,576	4,938,231
Government National Mortgage Assoc.	4.675%	04/20/62	4,630	4,847,039
Government National Mortgage Assoc.	4.694%	05/20/65	1,483	1,602,725
Government National Mortgage Assoc.	4.700%	05/20/61	1,868	1,929,492
Government National Mortgage Assoc.	5.000%	04/15/38	187	205,941
Government National Mortgage Assoc.	5.000%	08/15/38	300	330,198
Government National Mortgage Assoc.	5.000%	10/15/38	1,069	1,178,060
Government National Mortgage Assoc.	5.000%	10/15/38	20	22,210
Government National Mortgage Assoc.	5.000%	12/15/38	408	450,027
Government National Mortgage Assoc.	5.000%	01/15/39	115	126,970
Government National Mortgage Assoc.	5.000%	02/15/39	1,182	1,296,721
Government National Mortgage Assoc.	5.000%	02/15/39	276	303,425
Government National Mortgage Assoc.	5.000%	02/15/39	271	298,632
Government National Mortgage Assoc.	5.000%	02/15/39	250	276,403
Government National Mortgage Assoc.	5.000%	03/15/39	1,493	1,647,449
Government National Mortgage Assoc.	5.000%	04/15/39	435	477,667
Government National Mortgage Assoc.	5.000%	04/15/39	378	416,854
Government National Mortgage Assoc.	5.000%	05/15/39	1,189	1,308,667

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	5.000%	05/15/39	329	$362,576
Government National Mortgage Assoc.	5.000%	11/15/39	778	858,548
Government National Mortgage Assoc.	5.000%	09/15/40	1,279	1,409,889
Government National Mortgage Assoc.	6.000%	05/15/37	8	9,185
Tennessee Valley Authority, Sr. Unsec’d. Notes	3.500%	12/15/42	2,340	2,286,683
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.250%	09/15/65	5,580	5,744,164
Tennessee Valley Authority, Sr. Unsec’d. Notes	4.875%	01/15/48	2,245	2,584,087
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250%	09/15/39	3,065	3,849,622

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $938,804,832)				934,656,864

U.S. TREASURY OBLIGATIONS — 28.4%
U.S. Treasury Bonds(a)(v)	2.250%	08/15/46	39,017	32,806,274
U.S. Treasury Bonds(v)	2.500%	05/15/46	37,498	33,323,778
U.S. Treasury Bonds	2.875%	11/15/46	23,104	22,305,906
U.S. Treasury Bonds	3.000%	11/15/45	4,450	4,389,160
U.S. Treasury Inflation Indexed Bonds, TIPS(v)	0.125%	04/15/20	137,930	143,843,616
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250%	01/15/25	19,205	19,274,991
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%	02/15/44	55,745	63,093,332
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/45	19,900	19,219,995
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000%	02/15/46	19,115	19,581,807
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/25	11,260	16,578,600
U.S. Treasury Notes	0.625%	06/30/18	27,165	26,994,159
U.S. Treasury Notes	0.750%	02/28/18	47,130	47,019,527
U.S. Treasury Notes	0.750%	04/30/18	3,740	3,727,729
U.S. Treasury Notes	0.750%	07/31/18	11,155	11,095,298
U.S. Treasury Notes(v)	0.750%	09/30/18	35,535	35,294,954
U.S. Treasury Notes(v)	0.750%	10/31/18	37,510	37,240,180
U.S. Treasury Notes	0.875%	03/31/18	25,105	25,072,640
U.S. Treasury Notes	1.000%	11/30/18	14,289	14,243,432
U.S. Treasury Notes(v)	1.000%	10/15/19	72,107	71,335,239
U.S. Treasury Notes(v)	1.000%	11/15/19	72,258	71,388,664
U.S. Treasury Notes(v)	1.125%	09/30/21	46,669	45,015,614
U.S. Treasury Notes(v)	1.250%	10/31/21	46,467	45,058,880
U.S. Treasury Notes	1.375%	12/15/19	46,413	46,302,398
U.S. Treasury Notes	1.375%	01/31/21	1,840	1,810,602
U.S. Treasury Notes	1.375%	04/30/21	14,760	14,479,221
U.S. Treasury Notes(v)	1.375%	09/30/23	24,630	23,324,034
U.S. Treasury Notes	1.500%	08/15/26	20,836	19,163,432
U.S. Treasury Notes(v)	1.625%	10/31/23	24,263	23,342,608
U.S. Treasury Notes	1.625%	05/15/26	20,635	19,242,137
U.S. Treasury Notes(v)	1.750%	11/30/21	15,066	14,953,989
U.S. Treasury Notes(v)	2.000%	11/15/26	14,276	13,735,625
U.S. Treasury Notes	2.125%	11/30/23	15,685	15,581,233
U.S. Treasury Notes	2.250%	12/31/23	24,015	24,026,263
U.S. Treasury Notes	2.250%	11/15/25	4,935	4,871,773
U.S. Treasury Notes	3.000%	11/15/44	4,115	4,065,011

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,049,777,995)				1,032,802,101

			Shares
PREFERRED STOCKS — 0.2%
Diversified Financial Services
Citigroup Capital XIII, 7.257%(c)			127,000	3,279,140

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PREFERRED STOCKS (continued)				Shares	Value (Note 2)
GMAC Capital Trust I, Series 2, 6.907%(c)				114,000	$2,895,600

TOTAL PREFERRED STOCKS (cost $6,394,020)					6,174,740

TOTAL LONG-TERM INVESTMENTS (cost $4,092,906,198)					4,031,123,504

SHORT-TERM INVESTMENTS — 8.7%
AFFILIATED MUTUAL FUNDS — 2.1%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)				64,201,147	64,201,147
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $12,746,931; includes $12,699,360 of cash collateral for securities on loan)(b)(w)				12,744,382	12,746,931

TOTAL AFFILIATED MUTUAL FUNDS (cost $76,948,078)(Note 4)					76,948,078

				Principal Amount (000)#
BORROWED BOND AGREEMENTS(f) — 1.4%
Bank of America, 0.300%, dated 12/30/16, due 01/03/17 in the amount of $ 23,074,159				23,073	23,073,390
Barclays Capital Group, (2.000)%, dated 09/16/16, open, due in the amount of $180,408				180	180,408
Barclays Capital Group, (2.000)%, dated 09/19/16, open, due in the amount of $179,563				180	179,563
Barclays Capital Group, 0.170%, dated 10/18/16, open, due in the amount of $10,426,004				10,426	12,849,085
BNP Paribas, 0.040%, dated 12/01/16, open, due in the amount of $9,462,200				9,462	11,661,285
Citigroup Global Markets, (0.250)%, dated 09/19/16, open, due in the amount of $543,713				544	543,713
Credit Suisse First Boston Corp., 0.000%, dated 12/15/16, open, due in the amount of $184,380				184	184,380
Credit Suisse First Boston Corp., 0.000%, dated 12/15/16, open, due in the amount of $741,910				742	741,910

TOTAL BORROWED BOND AGREEMENTS (cost $49,673,195)					49,413,734

	Interest Rate		Maturity Date
CERTIFICATES OF DEPOSIT — 1.7%
Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan)	1.536%	(c)	08/17/17	6,000	6,009,600
BNP Paribas	1.530%		08/17/17	3,080	3,083,912
Cooperatieve Rabobank UA (Netherlands)	1.411%	(c)	08/16/17	6,000	6,008,250
Credit Industriel et Commercial (France)	1.511%	(c)	08/16/17	6,000	6,013,950
Credit Suisse AG (Switzerland)	1.686%	(c)	08/16/17	2,940	2,944,401
Credit Suisse AG (Switzerland)	1.717%	(c)	08/24/17	3,000	3,004,320
Norinchukin Bank	1.200%		02/22/17	3,080	3,081,709
Skandinaviska Enskilda Banken AB (Sweden)	1.386%	(c)	08/17/17	6,000	6,009,384
Sumitomo Mitsui Banking Corp (Japan)	1.529%	(c)	08/18/17	3,115	3,119,277
Sumitomo Mitsui Trust Bank Ltd.	1.530%		08/16/17	6,000	6,011,403
Svenska Handelsbanken AB	1.195%		02/27/17	3,130	3,132,388
Swedbank AB	1.380%		08/18/17	3,070	3,074,799
UBS AG (Switzerland)	1.530%		09/01/17	3,150	3,155,604

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CERTIFICATES OF DEPOSIT (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Wells Fargo Bank NA	1.478%	(c)	09/22/17		5,930	$5,937,650

TOTAL CERTIFICATES OF DEPOSIT (cost $60,495,000)						60,586,647

COMMERCIAL PAPER(n) — 0.4%
BPCE SA	1.492%		08/14/17		6,020	5,970,387
Mizuho Corp. Bank	1.369%		08/16/17		5,950	5,898,185
Nordea Bank AB	1.212%		03/09/17		3,020	3,014,958

TOTAL COMMERCIAL PAPER (cost $14,877,269)						14,883,530

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 3.0%
Federal Home Loan Bank, Disc. Notes	0.300%		01/05/17		6,385	6,384,866
Federal Home Loan Bank, Disc. Notes	0.350%		01/05/17		30,735	30,734,355
Federal Home Loan Bank, Disc. Notes	0.370%		02/14/17		3,395	3,393,021
Federal Home Loan Bank, Disc. Notes	0.400%		01/06/17		5,170	5,169,835
Federal Home Loan Bank, Disc. Notes	0.400%		01/31/17		10,680	10,676,839
Federal Home Loan Bank, Disc. Notes	0.401%		02/22/17		1,695	1,693,824
Federal Home Loan Bank, Disc. Notes	0.425%		01/05/17		3,485	3,484,927
Federal Home Loan Bank, Disc. Notes	0.450%		01/06/17		1,740	1,739,944
Federal Home Loan Bank, Disc. Notes	0.460%		01/06/17		10,135	10,134,676
Federal Home Loan Bank, Disc. Notes	0.475%		01/06/17		1,455	1,454,953
Federal Home Loan Bank, Disc. Notes	0.480%		01/06/17		260	259,992
Federal Home Loan Bank, Disc. Notes	0.510%		01/31/17		10,990	10,986,747
Federal Home Loan Bank, Disc. Notes	0.521%		03/02/17		10,035	10,026,591
Federal Home Loan Bank, Disc. Notes	0.531%		02/22/17		2,100	2,098,543
Federal National Mortgage Assoc., Disc. Notes	0.360%		03/01/17		12,400	12,389,795

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $110,629,005)						110,628,908

U.S. TREASURY OBLIGATION(n) — 0.1%
U.S. Treasury Bills (cost 3,144,845)	0.287%		01/05/17		3,145	3,144,937

	Counterparty			Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Currency Option Euro vs United States Dollar, expiring 01/05/17, Strike Price 1.13	Citigroup Global Markets			EUR	362	—
Currency Option United States Dollar vs Canadian Dollar,
expiring 01/09/17, Strike Price 1.35	JPMorgan Chase				11	5,557
expiring 02/22/17, Strike Price 1.36	Citigroup Global Markets				21	21,073
Currency Option United States Dollar vs Chinese Renminbi, expiring 03/14/17, Strike Price 6.92	Hong Kong & Shanghai Bank				13	36,834
Currency Option United States Dollar vs Indian Rupee, expiring 01/23/17, Strike Price 69.00	Goldman Sachs & Co.				19	2,943
Currency Option United States Dollar vs New Taiwanese Dollar,
expiring 03/23/17, Strike Price 32.00	BNP Paribas				19	29,566
expiring 03/23/17, Strike Price 32.15	JPMorgan Chase				23	42,978
Currency Option United States Dollar vs Turkish Lira, expiring 01/20/17, Strike Price 3.45	Citigroup Global Markets				13	41,840

						180,791

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

OPTIONS PURCHASED* (continued)	Counterparty		Notional Amount (000)#		Value (Note 2)
Put Options
Currency Option Euro vs United States Dollar,
expiring 01/13/17, Strike Price 1.06	Citigroup Global Markets		EUR	13	$15,337
expiring 06/01/17, Strike Price 1.02	BNP Paribas		EUR	316	10,031
Currency Option United States Dollar vs Brazilian Real,
expiring 01/13/17, Strike Price 3.45	Morgan Stanley			13	72,999
expiring 02/14/17, Strike Price 3.34	Morgan Stanley			16	48,583
expiring 02/17/17, Strike Price 3.37	JPMorgan Chase			13	48,835
expiring 02/21/17, Strike Price 3.35	Goldman Sachs & Co.			14	44,779
Currency Option United States Dollar vs Indian Rupee,
expiring 01/06/17, Strike Price 67.40	Nomura Securities Co.			12	362
Currency Option United States Dollar vs Japanese Yen,
expiring 01/05/17, Strike Price 116.50	UBS AG			12	7,452
Currency Option United States Dollar vs Russian Ruble,
expiring 01/17/17, Strike Price 65.00	Deutsche Bank AG			14	84,782

					333,160

TOTAL OPTIONS PURCHASED (cost $809,730)					513,951

TOTAL SHORT-TERM INVESTMENTS (cost $316,577,122)					316,119,785

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT, BORROWED BONDS AND OPTIONS WRITTEN — 119.6% (cost $4,409,483,320)					4,347,243,289

	Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (5.9)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home Loan Mortgage Corp.	3.500%	TBA		22,526	(23,064,992)
Federal Home Loan Mortgage Corp.	4.000%	TBA		31,256	(32,790,273)
Federal Home Loan Mortgage Corp.	5.500%	TBA		7,170	(7,949,738)
Federal National Mortgage Assoc.	2.500%	TBA		2,209	(2,212,495)
Federal National Mortgage Assoc.	3.000%	TBA		35,879	(35,874,233)
Federal National Mortgage Assoc.	3.500%	TBA		12,849	(13,386,299)
Federal National Mortgage Assoc.	4.000%	TBA		38,107	(40,005,723)
Federal National Mortgage Assoc.	4.500%	TBA		10,748	(11,552,477)
Federal National Mortgage Assoc.	5.000%	TBA		11,663	(12,705,381)
Federal National Mortgage Assoc.	6.000%	TBA		21,537	(24,387,288)
Government National Mortgage Assoc.	4.500%	TBA		9,759	(10,415,827)

TOTAL SECURITIES SOLD SHORT (proceeds received $214,017,014)					(214,344,726)

BORROWED BONDS — (1.4)%
Mexico Government International Bond	3.500%	01/21/21		338	(343,408)
Mexico Government International Bond	5.125%	01/15/20		1,330	(1,427,755)
U.S. Treasury Inflation Indexed Bonds	0.125%	07/15/26		23,787	(23,194,810)
United Kingdom Gilt Inflation Linked	0.125%	03/22/26		16,190	(24,709,225)

TOTAL BORROWED BONDS (proceeds received $49,762,270)					(49,675,198)

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN*
Call Options
Currency Option Euro vs United States Dollar, expiring 01/05/17, Strike Price 1.13	BNP Paribas	EUR	362	$—
Currency Option United States Dollar vs Brazilian Real, expiring 02/17/17, Strike Price 3.50	JPMorgan Chase		13	(8,887)
Currency Option United States Dollar vs Chinese Renminbi, expiring 03/10/17, Strike Price 7.03	Hong Kong & Shanghai Bank		23	(40,858)
Currency Option United States Dollar vs New Taiwanese Dollar, expiring 03/23/17, Strike Price 33.50	JPMorgan Chase		23	(12,332)
Currency Option United States Dollar vs Turkish Lira, expiring 01/20/17, Strike Price 3.60	Goldman Sachs & Co.		13	(12,561)

				(74,638)

Put Options
Currency Option United States Dollar vs Brazilian Real,
expiring 02/14/17, Strike Price 3.18	Morgan Stanley		24	(19,679)
expiring 02/21/17, Strike Price 3.15	Goldman Sachs & Co.		20	(13,693)
Currency Option United States Dollar vs Indian Rupee, expiring 01/06/17, Strike Price 66.40	Nomura Securities Co.		18	(11)
Currency Option United States Dollar vs Russian Ruble, expiring 01/17/17, Strike Price 62.50	Deutsche Bank AG		21	(51,876)

				(85,259)

TOTAL OPTIONS WRITTEN (premiums received $365,576)				(159,897)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT, BORROWED BONDS AND OPTIONS WRITTEN — 112.3% (cost $4,145,338,460)				4,083,063,468
Liabilities in excess of other assets(z) — (12.3)%				(447,648,199)

NET ASSETS — 100.0%				$3,635,415,269

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $9,941,745 and 0.3% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,652,519; cash collateral of $12,699,360 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Borrowed bond agreements are collateralized by U.S. Treasury Securities (coupon rate 0.125%, maturity date 07/15/26), United Kingdom Gilt Inflation (coupon rates 0.125%, maturity dates 03/22/26) and Mexico Government International Bond (coupon rates 3.500%-5.125%, maturity dates 01/15/20-01/21/21), with the aggregate value of $49,675,198. Borrowed bond agreements are subject to contractual netting arrangements. For further detail on individual borrowed bond agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2016.

(r)	Principal amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreement.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreements held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
144	2 Year U.S. Treasury Notes	Mar. 2017	$31,195,017	$31,203,000	$7,983
26	5 Year U.S. Treasury Notes	Mar. 2017	3,059,049	3,059,266	217
157	10 Year U.K. Gilt	Mar. 2017	23,728,538	24,346,590	618,052
15	10 Year U.S. Treasury Notes	Mar. 2017	1,863,751	1,864,218	467
215	20 Year U.S. Treasury Bonds	Mar. 2017	32,137,372	32,391,094	253,722

					880,441

Short Positions:
138	90 Day Euro Dollar	Sep. 2018	33,906,600	33,853,125	53,475
7	5 Year Euro-Bobl	Mar. 2017	975,673	984,663	(8,990)
415	10 Year Euro-Bund	Mar. 2017	70,767,827	71,709,141	(941,314)
301	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	47,838,709	48,235,250	(396,541)

					(1,293,370)

					$(412,929)

Cash of $2,701,936 has been segregated with Bank of America to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/04/17	BNP Paribas	BRL	6,033	$1,762,488	$1,850,654	$88,166
Expiring 01/04/17	Goldman Sachs & Co.	BRL	5,275	1,560,000	1,618,153	58,153
Expiring 01/04/17	Goldman Sachs & Co.	BRL	3,205	940,000	983,317	43,317
Expiring 01/04/17	Goldman Sachs & Co.	BRL	2,480	716,000	760,746	44,746
Expiring 01/04/17	Nomura Securities Co.	BRL	2,899	871,500	889,203	17,703
Expiring 01/04/17	Royal Bank of Scotland Group PLC	BRL	4,210	1,240,000	1,291,626	51,626
Expiring 02/01/17	Goldman Sachs & Co.	BRL	1,581	470,000	480,763	10,763
Expiring 02/01/17	Morgan Stanley	BRL	1,589	470,000	483,193	13,193
Expiring 02/07/17	Goldman Sachs & Co.	BRL	6,489	1,869,291	1,970,827	101,536
British Pound,
Expiring 01/09/17	JPMorgan Chase	GBP	36	45,079	44,379	(700)
Chinese Renminbi,
Expiring 01/06/17	BNP Paribas	CNH	3,845	555,000	549,991	(5,009)
Expiring 01/06/17	Citigroup Global Markets	CNH	1,967	283,800	281,347	(2,453)
Expiring 01/06/17	Hong Kong & Shanghai Bank	CNH	3,223	465,000	461,007	(3,993)
Expiring 01/06/17	JPMorgan Chase	CNH	1,372	198,000	196,274	(1,726)
Expiring 01/06/17	Royal Bank of Scotland Group PLC	CNH	473	68,200	67,617	(583)
Euro,
Expiring 01/10/17	Goldman Sachs & Co.	EUR	550	590,245	579,310	(10,935)
Expiring 01/12/17	Deutsche Bank AG	EUR	495	540,493	521,494	(18,999)
Expiring 01/12/17	Royal Bank of Scotland Group PLC	EUR	940	1,002,510	990,201	(12,309)
Expiring 01/13/17	JPMorgan Chase	EUR	1,852	1,974,528	1,951,014	(23,514)
Expiring 02/14/17	BNP Paribas	EUR	112	121,995	117,693	(4,302)
Expiring 02/14/17	Goldman Sachs & Co.	EUR	211	223,296	222,066	(1,230)
Expiring 02/14/17	Goldman Sachs & Co.	EUR	40	43,288	42,337	(951)
Expiring 02/14/17	UBS AG	EUR	404	434,778	425,983	(8,795)
Expiring 02/14/17	UBS AG	EUR	111	119,710	117,289	(2,421)
Expiring 02/14/17	UBS AG	EUR	2	2,480	2,453	(27)
Japanese Yen,
Expiring 01/27/17	Morgan Stanley	JPY	47,160	410,000	404,185	(5,815)

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso,
Expiring 02/07/17	Deutsche Bank AG	MXN	10,774	$520,000	$516,729	$(3,271)
Expiring 02/07/17	UBS AG	MXN	10,791	520,000	517,572	(2,428)
Russian Ruble,
Expiring 01/10/17	JPMorgan Chase	RUB	46,101	720,000	749,681	29,681
Expiring 01/13/17	Bank of America	RUB	19,881	308,000	323,089	15,089
Expiring 01/13/17	Deutsche Bank AG	RUB	99,633	1,540,000	1,619,111	79,111
Expiring 01/13/17	Deutsche Bank AG	RUB	17,785	277,200	289,024	11,824
Expiring 01/13/17	Deutsche Bank AG	RUB	257	4,000	4,182	182
Expiring 01/13/17	JPMorgan Chase	RUB	117,215	1,852,000	1,904,841	52,841
Expiring 01/18/17	JPMorgan Chase	RUB	117,546	1,852,000	1,908,121	56,121
South African Rand,
Expiring 01/17/17	Morgan Stanley	ZAR	14,300	1,040,000	1,037,398	(2,602)
South Korean Won,
Expiring 01/23/17	Barclays Capital Group	KRW	35,705	30,400	29,562	(838)

				$25,641,281	$26,202,432	561,151

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/04/17	Goldman Sachs & Co.	BRL	3,085	$881,244	$946,454	$(65,210)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	2,913	871,500	893,748	(22,248)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	2,910	871,500	892,679	(21,179)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	2,859	835,000	877,065	(42,065)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	2,483	716,000	761,624	(45,624)
Expiring 01/04/17	Morgan Stanley	BRL	3,076	881,244	943,712	(62,468)
Expiring 01/04/17	Morgan Stanley	BRL	2,916	856,750	894,391	(37,641)
Expiring 01/04/17	Morgan Stanley	BRL	2,899	856,750	889,397	(32,647)
Expiring 01/04/17	Morgan Stanley	BRL	1,066	320,000	326,893	(6,893)
Expiring 02/07/17	Goldman Sachs & Co.	BRL	8,986	2,733,991	2,729,088	4,903
Expiring 02/07/17	Goldman Sachs & Co.	BRL	2,036	609,953	618,429	(8,476)
Expiring 02/07/17	Nomura Securities Co.	BRL	2,505	761,919	760,763	1,156
British Pound,
Expiring 01/09/17	Citigroup Global Markets	GBP	660	826,015	813,622	12,393
Expiring 01/20/17	Hong Kong & Shanghai Bank	GBP	358	453,679	441,150	12,529
Chilean Peso,
Expiring 01/05/17	Royal Bank of Scotland Group PLC	CLP	623,625	923,684	930,641	(6,957)
Chinese Renminbi,
Expiring 01/06/17	Hong Kong & Shanghai Bank	CNH	18,081	2,616,007	2,586,167	29,840
Expiring 03/15/17	Westpac Banking Corp.	CNH	64,641	9,170,000	9,088,721	81,279
Euro,
Expiring 01/05/17	Goldman Sachs & Co.	EUR	13,950	14,835,658	14,689,354	146,304
Expiring 01/05/17	State Street Bank	EUR	274	291,729	288,206	3,523
Expiring 01/05/17	State Street Bank	EUR	58	61,547	61,074	473
Expiring 01/10/17	Bank of New York Mellon	EUR	550	584,278	579,309	4,969
Expiring 01/12/17	Citigroup Global Markets	EUR	105	110,965	110,360	605
Expiring 01/12/17	Citigroup Global Markets	EUR	96	101,750	101,175	575
Expiring 01/12/17	Goldman Sachs & Co.	EUR	940	1,000,057	990,202	9,855
Expiring 01/12/17	Goldman Sachs & Co.	EUR	900	1,009,589	947,917	61,672
Expiring 01/12/17	Goldman Sachs & Co.	EUR	313	331,045	330,067	978
Expiring 01/12/17	Goldman Sachs & Co.	EUR	313	331,026	330,067	959
Expiring 01/12/17	Goldman Sachs & Co.	EUR	313	330,963	330,067	896
Expiring 01/13/17	Morgan Stanley	EUR	1,852	1,975,580	1,951,014	24,566
Expiring 02/06/17	Morgan Stanley	EUR	424	472,623	447,290	25,333
Expiring 02/14/17	Citigroup Global Markets	EUR	2,529	2,804,898	2,667,864	137,034

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 02/14/17	Morgan Stanley	EUR	436	$483,301	$459,502	$23,799
Expiring 03/15/17	Bank of America	EUR	2,581	2,762,315	2,727,261	35,054
Indian Rupee,
Expiring 01/18/17	Royal Bank of Scotland Group PLC	INR	43,348	640,200	637,382	2,818
Mexican Peso,
Expiring 01/23/17	Morgan Stanley	MXN	44,447	2,174,512	2,135,979	38,533
Expiring 02/07/17	Goldman Sachs & Co.	MXN	21,407	1,040,000	1,026,764	13,236
New Taiwanese Dollar,
Expiring 01/23/17	Nomura Securities Co.	TWD	30,657	964,000	952,268	11,732
Russian Ruble,
Expiring 01/10/17	Morgan Stanley	RUB	44,294	720,000	720,299	(299)
Expiring 01/13/17	Hong Kong & Shanghai Bank	RUB	113,261	1,852,000	1,840,585	11,415
Expiring 01/13/17	Hong Kong & Shanghai Bank	RUB	32,459	530,714	527,477	3,237
Expiring 01/13/17	JPMorgan Chase	RUB	32,695	533,886	531,324	2,562
Expiring 01/18/17	Bank of America	RUB	33,536	547,788	544,380	3,408
Expiring 01/18/17	Citigroup Global Markets	RUB	35,745	583,975	580,247	3,728
Expiring 01/18/17	Deutsche Bank AG	RUB	43,920	720,236	712,949	7,287
South Korean Won,
Expiring 01/23/17	Royal Bank of Scotland Group PLC	KRW	801,670	682,400	663,744	18,656

				$63,662,271	$63,278,671	383,600

						$944,751

Cross currency exchange contract outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contract:
02/22/17	Buy	RUB	61,224	EUR	947	$(12,714)	Societe Generale

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.27.V1	12/20/21	1.000%	14,024	$(143,882)	$(216,991)	$(73,109)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
HSBC Bank PLC	12/20/21	1.000%	EUR	10,051	0.690%	$(165,597)	$(144,858)	$(20,739)	BNP Paribas
HSBC Bank PLC	12/20/21	1.000%	EUR	4,300	0.690%	(70,846)	(47,050)	(23,796)	BNP Paribas
HSBC Bank PLC	12/20/21	1.000%	EUR	3,052	0.690%	(50,284)	(45,692)	(4,592)	Credit Suisse First Boston Corp.
HSBC Bank PLC	12/20/21	1.000%	EUR	1,489	0.690%	(24,532)	(23,599)	(933)	Bank of America
HSBC Bank PLC	12/20/21	1.000%	EUR	1,379	0.690%	(22,720)	(19,741)	(2,979)	Citigroup Global Markets
HSBC Bank PLC	12/20/21	1.000%	EUR	681	0.690%	(11,219)	(9,749)	(1,470)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Loews Corp.	12/20/20	1.000%		1,070	0.236%	$(32,019)	$(40,404)	$8,385	Barclays Capital Group
Republic of Argentina	12/20/21	5.000%		1,227	4.204%	(44,684)	(42,150)	(2,534)	Citigroup Global Markets
Republic of Argentina	12/20/21	5.000%		198	4.204%	(7,210)	(9,421)	2,211	Bank of America
Republic of Philippines	12/20/21	1.000%		5,658	1.101%	24,806	22,883	1,923	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%		1,609	1.101%	7,054	7,298	(244)	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%		1,349	1.101%	5,916	10,705	(4,789)	Citigroup Global Markets
Republic of Philippines	12/20/21	1.000%		1,308	1.101%	5,734	13,419	(7,685)	Bank of America
Republic of Philippines	12/20/21	1.000%		1,265	1.101%	5,547	3,255	2,292	JPMorgan Chase
Republic of Philippines	12/20/21	1.000%		902	1.101%	3,955	4,269	(314)	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%		670	1.101%	2,939	5,968	(3,029)	Bank of America
Republic of Philippines	12/20/21	1.000%		654	1.101%	2,865	2,932	(67)	Citigroup Global Markets
Republic of Philippines	12/20/21	1.000%		599	1.101%	2,626	2,717	(91)	JPMorgan Chase
Republic of Philippines	12/20/21	1.000%		564	1.101%	2,472	2,251	221	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%		557	1.101%	2,441	2,223	218	UBS AG
Republic of Philippines	12/20/21	1.000%		451	1.101%	1,978	1,801	177	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%		320	1.101%	1,402	823	579	Citigroup Global Markets
Republic of Philippines	12/20/21	1.000%		226	1.101%	989	900	89	Barclays Capital Group
Republic of South Africa	12/20/21	1.000%		7,140	2.140%	372,010	548,540	(176,530)	Barclays Capital Group
Republic of South Africa	12/20/21	1.000%		3,015	2.140%	157,088	232,972	(75,884)	JPMorgan Chase
Republic of South Africa	12/20/21	1.000%		2,910	2.140%	151,618	224,859	(73,241)	Citigroup Global Markets
Republic of South Africa	12/20/21	1.000%		1,185	2.140%	61,741	91,566	(29,825)	Bank of America
Republic of South Africa	12/20/21	1.000%		725	2.140%	37,774	55,699	(17,925)	Goldman Sachs & Co.
Russian Federation	12/20/21	1.000%		940	1.795%	34,382	55,826	(21,444)	Bank of America
Russian Federation	12/20/21	1.000%		935	1.795%	34,199	55,937	(21,738)	Bank of America
Russian Federation	12/20/21	1.000%		935	1.795%	34,199	55,529	(21,330)	Bank of America
Russian Federation	12/20/21	1.000%		935	1.795%	34,199	55,885	(21,686)	Bank of America
Russian Federation	12/20/21	1.000%		935	1.795%	34,199	55,885	(21,686)	Bank of America
Russian Federation	12/20/21	1.000%		563	1.795%	20,592	33,678	(13,086)	JPMorgan Chase
Russian Federation	12/20/21	1.000%		560	1.795%	20,482	33,471	(12,989)	Bank of America
Russian Federation	12/20/21	1.000%		100	1.795%	3,658	5,977	(2,319)	Bank of America
Russian Federation	12/20/21	1.000%		100	1.795%	3,658	5,977	(2,319)	Bank of America
Russian Federation	12/20/21	1.000%		100	1.795%	3,658	5,939	(2,281)	Bank of America
Russian Federation	12/20/21	1.000%		100	1.795%	3,658	5,939	(2,281)	Bank of America
Russian Federation	12/20/21	1.000%		100	1.795%	3,658	5,983	(2,325)	Bank of America
Russian Federation	12/20/21	1.000%		60	1.795%	2,195	3,586	(1,391)	Bank of America
Standard Chartered Bank	12/20/21	1.000%	EUR	9,049	1.156%	68,948	75,227	(6,279)	Citigroup Global Markets
Standard Chartered Bank	12/20/21	1.000%	EUR	3,539	1.156%	26,965	34,357	(7,392)	BNP Paribas

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Standard Chartered Bank	12/20/21	1.000%	EUR	2,368	1.156%	$18,043	$35,693	$(17,650)	Citigroup Global Markets
Standard Chartered Bank	12/20/21	1.000%	EUR	2,152	1.156%	16,398	34,628	(18,230)	Citigroup Global Markets
Standard Chartered Bank	12/20/21	1.000%	EUR	2,000	1.156%	15,239	19,426	(4,187)	Citigroup Global Markets
Standard Chartered Bank	12/20/21	1.000%	EUR	1,280	1.156%	9,753	11,793	(2,040)	JPMorgan Chase
Standard Chartered Bank	12/20/21	1.000%	EUR	679	1.156%	5,173	6,566	(1,393)	JPMorgan Chase
United Mexican States	06/20/20	1.000%		1,765	1.122%	6,637	15,519	(8,882)	JPMorgan Chase
United Mexican States	09/20/20	1.000%		1,765	1.182%	10,897	23,388	(12,491)	Bank of America
Valero Energy Corp.	12/20/20	1.000%		1,045	0.817%	(7,660)	25,388	(33,048)	Morgan Stanley

						$824,974	$1,514,013	$(689,039)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
CNH Industrial NV	12/20/20	5.000%	EUR	21	1.647%	$2,959	$2,361	$598	BNP Paribas
Fiat Chrysler Automobiles NV	12/20/21	5.000%	EUR	10	3.169%	907	722	185	Citigroup Global Markets
Peugeot SA	12/20/21	5.000%	EUR	10	1.921%	1,567	1,482	85	BNP Paribas
UniCredit SPA	12/20/21	1.000%	EUR	10	1.743%	(370)	(587)	217	Barclays Capital Group
UniCredit SPA	12/20/21	1.000%	EUR	5	1.743%	(192)	(242)	50	BNP Paribas
United Mexican States	06/20/20	1.000%		1,765	1.122%	(6,637)	(18,087)	11,450	Bank of America
United Mexican States	09/20/20	1.000%		1,765	1.182%	(10,897)	(20,290)	9,393	JPMorgan Chase

						$(12,663)	$(34,641)	$21,978

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.27.V1	12/20/21	5.000%	38,873	$1,372,928	$2,471,706	$1,098,778

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
CMBX NA.6.BBB	05/11/63	3.000%	200	$11,284	$12,565	$(1,281)	JPMorgan Chase
CMBX NA.6.BBB	05/11/63	3.000%	200	11,284	12,565	(1,281)	JPMorgan Chase
CMBX.NA.6.AAA	05/11/63	0.500%	1,529	515	476	39	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%	1,329	448	(1,001)	1,449	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%	950	319	190	129	Deutsche Bank AG
CMBX.NA.6.BBB	05/11/63	3.000%	200	11,284	11,250	34	Morgan Stanley
CMBX.NA.8.AAA	10/17/57	0.500%	790	9,034	18,722	(9,688)	Credit Suisse First Boston Corp.
CMBX.NA.8.AAA	10/17/57	0.500%	500	5,718	11,664	(5,946)	Morgan Stanley
CMBX.NA.8.AAA	10/17/57	0.500%	410	4,688	9,223	(4,535)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1) (continued):
CMBX.NA.9.AAA	09/17/58	0.500%	390	$8,539	$12,566	$(4,027)	Goldman Sachs & Co.

				$63,113	$88,220	$(25,107)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.BBB	05/11/63	3.000%	200	$(11,284)	$(16,565)	$5,281	Credit Suisse First Boston Corp.
CMBX.NA.7.AAA	01/17/47	0.500%	5,000	(28,061)	(167,075)	139,014	Morgan Stanley
CMBX.NA.8.A	10/17/57	2.000%	160	(8,155)	(16,825)	8,670	Goldman Sachs & Co.

				$(47,500)	$(200,465)	$152,965

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
GBP	9,014	10/15/21	3.385%	U.K. Retail Prices Index(1)	$—	$30,199	$30,199

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	9,014	10/15/21	3.390%	U.K. Retail Prices Index(1)	$—	$27,105	$27,105
GBP	8,880	10/15/21	3.365%	U.K. Retail Prices Index(1)	—	1,345	1,345
GBP	9,014	10/15/26	3.460%	U.K. Retail Prices Index(2)	—	(54,153)	(54,153)
GBP	9,014	10/15/26	3.447%	U.K. Retail Prices Index(2)	—	(71,319)	(71,319)
GBP	8,880	10/15/26	3.430%	U.K. Retail Prices Index(2)	—	(14,063)	(14,063)
	103,121	01/12/17	1.256%	3 Month LIBOR(1)	—	(413,887)	(413,887)
	620	08/25/25	2.130%	3 Month LIBOR(2)	—	(3,488)	(3,488)
	437	09/11/25	2.272%	3 Month LIBOR(1)	—	(2,372)	(2,372)

					$—	$(500,633)	$(500,633)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	23,282	07/03/17	12.850%	Brazilian Interbank Overnight Lending Rate(1)	$(2,800)	$—	$(2,800)	JPMorgan Chase
BRL	20,633	07/03/17	12.850%	Brazilian Interbank Overnight Lending Rate(1)	1,628	—	1,628	JPMorgan Chase
BRL	12,187	07/03/17	13.110%	Brazilian Interbank Overnight Lending Rate(1)	(3,669)	—	(3,669)	Citigroup Global Markets
BRL	10,154	07/03/17	13.130%	Brazilian Interbank Overnight Lending Rate(1)	(3,523)	—	(3,523)	Bank of America
BRL	22,582	01/02/18	12.100%	Brazilian Interbank Overnight Lending Rate(1)	(17,059)	—	(17,059)	Bank of America
BRL	18,156	01/02/18	12.080%	Brazilian Interbank Overnight Lending Rate(1)	(12,486)	—	(12,486)	Bank of America
BRL	7,751	01/02/19	12.462%	Brazilian Interbank Overnight Lending Rate(2)	48,117	—	48,117	Bank of America
BRL	4,316	01/02/19	12.305%	Brazilian Interbank Overnight Lending Rate(2)	23,530	—	23,530	JPMorgan Chase
BRL	8,572	01/02/20	11.095%	Brazilian Interbank Overnight Lending Rate(2)	(14,260)	—	(14,260)	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL	6,565	01/02/20	11.875%	Brazilian Interbank Overnight Lending Rate(2)	$36,206	$—	$36,206	JPMorgan Chase
BRL	5,877	01/02/20	11.860%	Brazilian Interbank Overnight Lending Rate(2)	36,618	—	36,618	JPMorgan Chase
BRL	4,738	01/02/20	11.000%	Brazilian Interbank Overnight Lending Rate(2)	(10,603)	—	(10,603)	Bank of America
BRL	4,651	01/02/20	12.170%	Brazilian Interbank Overnight Lending Rate(2)	42,593	—	42,593	JPMorgan Chase
BRL	4,573	01/02/20	11.040%	Brazilian Interbank Overnight Lending Rate(2)	(8,664)	—	(8,664)	JPMorgan Chase
BRL	4,498	01/02/20	11.030%	Brazilian Interbank Overnight Lending Rate(2)	(8,792)	—	(8,792)	Citigroup Global Markets
BRL	3,412	01/02/20	11.770%	Brazilian Interbank Overnight Lending Rate(2)	18,388	—	18,388	Citigroup Global Markets
BRL	3,408	01/02/20	12.005%	Brazilian Interbank Overnight Lending Rate(2)	25,992	—	25,992	JPMorgan Chase
BRL	2,631	01/02/20	12.100%	Brazilian Interbank Overnight Lending Rate(2)	22,361	—	22,361	Citigroup Global Markets
BRL	2,525	01/02/20	11.020%	Brazilian Interbank Overnight Lending Rate(2)	(5,260)	—	(5,260)	Citigroup Global Markets
BRL	2,426	01/02/20	11.810%	Brazilian Interbank Overnight Lending Rate(2)	13,979	—	13,979	Bank of America
BRL	2,426	01/02/20	11.800%	Brazilian Interbank Overnight Lending Rate(2)	13,753	—	13,753	Bank of America
BRL	2,370	01/02/20	10.980%	Brazilian Interbank Overnight Lending Rate(2)	(5,832)	—	(5,832)	JPMorgan Chase
BRL	2,351	01/02/20	11.097%	Brazilian Interbank Overnight Lending Rate(2)	(3,866)	—	(3,866)	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL	156	01/02/20	11.375%	Brazilian Interbank Overnight Lending Rate(2)	$130	$—	$130	JPMorgan Chase
MXN	6,132	12/07/17	4.300%	28 day Mexican Interbank Rate(1)	7,236	43	7,193	Bank of America
MXN	12,048	03/21/18	4.550%	28 day Mexican Interbank Rate(1)	17,120	612	16,508	Barclays Capital Group
MXN	26,785	05/09/18	4.790%	28 day Mexican Interbank Rate(2)	(38,405)	(72)	(38,333)	Citigroup Global Markets
MXN	117,828	11/21/18	7.040%	28 day Mexican Interbank Rate(2)	(11,258)	—	(11,258)	Goldman Sachs & Co.
MXN	65,954	11/21/18	7.060%	28 day Mexican Interbank Rate(2)	(5,133)	—	(5,133)	JPMorgan Chase
MXN	55,722	11/21/18	7.000%	28 day Mexican Interbank Rate(2)	(7,300)	—	(7,300)	JPMorgan Chase
MXN	54,962	11/21/18	7.070%	28 day Mexican Interbank Rate(2)	(3,790)	—	(3,790)	Citigroup Global Markets
MXN	65,954	11/22/18	7.100%	28 day Mexican Interbank Rate(2)	(9,744)	—	(9,744)	Citigroup Global Markets
MXN	93,800	11/28/18	6.980%	28 day Mexican Interbank Rate(2)	(19,692)	—	(19,692)	Citigroup Global Markets
MXN	55,369	11/28/18	7.000%	28 day Mexican Interbank Rate(2)	(10,652)	—	(10,652)	JPMorgan Chase
MXN	53,211	11/28/18	6.980%	28 day Mexican Interbank Rate(2)	(11,171)	—	(11,171)	JPMorgan Chase
MXN	111,652	11/29/18	6.850%	28 day Mexican Interbank Rate(2)	(35,422)	—	(35,422)	JPMorgan Chase
MXN	80,347	11/30/18	6.930%	28 day Mexican Interbank Rate(2)	(19,272)	—	(19,272)	Bank of America
MXN	58,914	11/30/18	6.890%	28 day Mexican Interbank Rate(2)	(16,207)	—	(16,207)	Goldman Sachs & Co.
MXN	4,154	12/05/18	4.770%	28 day Mexican Interbank Rate(1)	8,921	32	8,889	Citigroup Global Markets
MXN	4,154	12/06/18	4.760%	28 day Mexican Interbank Rate(1)	8,979	32	8,947	Citigroup Global Markets
MXN	4,154	12/06/18	4.700%	28 day Mexican Interbank Rate(1)	9,209	32	9,177	Bank of America
MXN	18,660	07/17/25	6.320%	28 day Mexican Interbank Rate(2)	(89,011)	(96)	(88,915)	Morgan Stanley
MXN	9,298	07/17/25	6.325%	28 day Mexican Interbank Rate(2)	(44,203)	(48)	(44,155)	Citigroup Global Markets
MXN	27,703	08/06/25	6.321%	28 day Mexican Interbank Rate(2)	(132,505)	(140)	(132,365)	Goldman Sachs & Co.
MXN	27,569	08/11/25	6.310%	28 day Mexican Interbank Rate(1)	133,481	—	133,481	Bank of America
MXN	27,569	08/11/25	6.310%	28 day Mexican Interbank Rate(1)	133,481	—	133,481	Bank of America
MXN	1,127	12/05/25	6.270%	28 day Mexican Interbank Rate(2)	(5,815)	(34)	(5,781)	Bank of America
MXN	16,925	11/11/26	7.780%	28 day Mexican Interbank Rate(1)	8,113	—	8,113	JPMorgan Chase
MXN	14,274	11/11/26	7.780%	28 day Mexican Interbank Rate(1)	6,699	—	6,699	Citigroup Global Markets
MXN	8,508	11/11/26	7.800%	28 day Mexican Interbank Rate(1)	4,412	—	4,412	JPMorgan Chase
MXN	13,764	11/18/26	7.690%	28 day Mexican Interbank Rate(1)	11,808	—	11,808	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
MXN	5,954	11/18/26	7.690%	28 day Mexican Interbank Rate(1)	$5,108	$—	$5,108	Citigroup Global Markets
MXN	20,810	11/20/26	7.770%	28 day Mexican Interbank Rate(1)	11,743	—	11,743	Bank of America
MXN	14,836	11/20/26	7.745%	28 day Mexican Interbank Rate(1)	9,666	—	9,666	Goldman Sachs & Co.
ZAR	11,160	11/14/26	8.710%	3 Month JIBAR(1)	(22,610)	—	(22,610)	JPMorgan Chase
ZAR	9,390	11/14/26	8.710%	3 Month JIBAR(1)	(19,023)	—	(19,023)	JPMorgan Chase

					$61,244	$361	$60,883

Cash of $2,028,430 and $1,779,000 has been segregated with JPMorgan Chase and Morgan Stanley, respectively, to cover the requirements for open centrally cleared credit default and interest rate swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Reverse Repurchase Agreements outstanding at December 31, 2016:

Broker	Interest Rate	Trade Date	Value at December 31, 2016	Maturity Date	Cost
Bank of America	(0.690)%	12/30/2016	$13,704,960	01/03/2017	$13,704,960
Bank of America	(2.540)%	12/30/2016	14,953,402	01/03/2017	14,953,402
Bank of Montreal	0.620%	12/16/2016	69,037,500	OPEN	69,037,500
Bank of Montreal	0.520%	12/15/2016	43,087,500	OPEN	43,087,500
Bank of Montreal	0.350%	12/06/2016	34,825,000	OPEN	34,825,000
Bank of Montreal	0.310%	12/07/2016	19,050,000	OPEN	19,050,000
BNP Paribas	0.320%	12/19/2016	833,750	OPEN	833,750
BNP Paribas	0.250%	12/30/2016	49,437,500	01/03/2017	49,437,500
Credit Suisse First Boston Corp.	(2.000)%	12/30/2016	45,073,378	01/03/2017	45,073,378
Deutsche Bank AG	(0.950)%	12/30/2016	37,275,364	01/03/2017	37,275,364
Deutsche Bank AG	0.200%	09/09/2016	20,800,000	OPEN	20,800,000
JPMorgan Chase	(1.000)%	12/30/2016	31,030,594	01/03/2017	31,030,594

			$379,108,948		$379,108,948

The aggregate value of Reverse Repurchase Agreements is $379,108,948. U.S. Treasury Securities, with a market value of $380,314,946 have been segregated to cover the requirement for the reverse repurchase agreements outstanding as of December 31, 2016. Reverse repurchase agreements are subject to contractual netting arrangements.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$131,007,202	$2,228,495
Non-Residential Mortgage-Backed Securities	—	136,348,510	1,600,309
Residential Mortgage-Backed Securities	—	109,720,848	—
Bank Loans	—	9,083,800	—
Commercial Mortgage-Backed Securities	—	164,946,956	1,803,088
Corporate Bonds	—	1,116,932,732	—
Foreign Government Bonds	—	138,983,198	—

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds	$—	$67,420,772	$—
Residential Mortgage-Backed Securities	—	173,104,036	4,309,853
U.S. Government Agency Obligations	—	1,045,285,772	—
U.S. Treasury Obligations	—	1,035,947,038	—
Preferred Stocks	6,174,740	—	—
Affiliated Mutual Funds	76,948,078	—	—
Borrowed Bond Agreements	—	49,413,734	—
Certificates of Deposit	—	60,586,647	—
Commercial Paper	—	14,883,530	—
Options Purchased	—	513,951	—
U.S. Government Agency Obligations – Short	—	(214,344,726)	—
Borrowed Bonds	—	(49,675,198)	—
Options Written	—	(159,897)	—
Other Financial Instruments*
Futures Contracts	(412,929)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	944,751	—
OTC Cross Currency Exchange Contract	—	(12,714)	—
Centrally Cleared Credit Default Swap Agreements	—	1,025,669	—
OTC Credit Default Swap Agreements	—	827,924	—
Centrally Cleared Interest Rate Swap Agreements	—	(500,633)	—
OTC Interest Rate Swap Agreements	—	61,244	—

Total	$82,709,889	$3,992,345,146	$9,941,745

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Government Agency Obligations	28.7%
U.S. Treasury Obligations	28.5
Residential Mortgage-Backed Securities	7.9
Banks	7.2
Commercial Mortgage-Backed Securities	4.6
Foreign Government Bonds	3.8
Oil & Gas	3.8
Non-Residential Mortgage-Backed Securities	3.8
Collateralized Loan Obligations	3.7
Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	2.1
Diversified Financial Services	1.9
Municipal Bonds	1.9
Auto Manufacturers	1.8
Certificates of Deposit	1.7
Media	1.7
Telecommunications	1.7
Borrowed Bond Agreements	1.4
Pipelines	1.1
Pharmaceuticals	1.0
Healthcare-Services	0.9
Electric	0.8
Computers	0.7
Chemicals	0.7
Retail	0.7
Mining	0.6
Beverages	0.5
Agriculture	0.4
Commercial Paper	0.4
Insurance	0.4
Real Estate Investment Trusts (REITs)	0.4
Semiconductors	0.4
Software	0.4

Aerospace & Defense	0.3%
Biotechnology	0.3
Building Materials	0.3
Commercial Services	0.3
Forest Products & Paper	0.3
Internet	0.3
Diversified Telecommunication Services	0.2
Healthcare-Products	0.2
Iron/Steel	0.2
Miscellaneous Manufacturing	0.2
Transportation	0.2
Airlines	0.1
Apparel	0.1
Auto Parts & Equipment	0.1
Electrical Components & Equipment	0.1
Electronics	0.1
Foods	0.1
Housewares	0.1
Machinery-Construction & Mining	0.1
Oil & Gas Services	0.1
Packaging & Containers	0.1
Real Estate	0.1
Trucking & Leasing	0.1
Borrowed Bonds	(1.4)
U.S. Government Agency Obligations – Short	(5.9)

112.3
Options Written	— *
Liabilities in excess of other assets	(12.3)

100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$1,098,778	*	Due from/to broker — variation margin swaps	$73,109	*
Credit contracts	Premiums paid for OTC swap agreements	1,990,463		Premiums received for OTC swap agreements	623,336
Credit contracts	Unrealized appreciation on OTC swap agreements	192,689		Unrealized depreciation on OTC swap agreements	731,892
Foreign exchange contracts	Unaffiliated investments	513,951		Options written outstanding, at value	159,897
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	12,714
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,409,359		Unrealized depreciation on OTC forward foreign currency exchange contracts	464,608
Interest rate contracts	Due from/to broker — variation margin futures	933,916	*	Due from/to broker — variation margin futures	1,346,845	*
Interest rate contracts	Due from/to broker — variation margin swaps	58,649	*	Due from/to broker — variation margin swaps	559,282	*
Interest rate contracts	Premiums paid for OTC swap agreements	751		Premiums received for OTC swap agreements	390
Interest rate contracts	Unrealized appreciation on OTC swap agreements	658,520		Unrealized depreciation on OTC swap agreements	597,637

Total		$6,857,076			$4,569,710

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$592,827	$592,827
Foreign exchange contracts	(6,895,244)	5,159,760	—	2,627,347	—	891,863
Interest rate contracts	3,842,185	(3,042,409)	7,547,122	—	3,623,011	11,969,909

Total	$(3,053,059)	$2,117,351	$7,547,122	$2,627,347	$4,215,838	$13,454,599

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward & Cross Currency Contracts(4)	Swaps	Total
Credit Contracts	$—	$—	$—	$—	$876,953	$876,953
Foreign exchange contracts	68,647	(310,909)	—	1,161,537	—	919,275
Interest rate contracts	83,817	—	(1,231,744)	—	(22,648)	(1,170,575)

Total	$152,464	$(310,909)	$(1,231,744)	$1,161,537	$854,305	$625,653

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts- Long Positions(3)	Futures Contracts- Short Positions(3)	Forward Foreign Currency Exchange Contracts- Purchased(4)	Forward Foreign Currency Exchange Contracts- Sold(4)	Cross Currency Exchange Contracts(3)	Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)	Interest Rate Swap Agreements(2)
$2,031,802	$2,914,000	$124,810,848	$236,028,842	$74,456,342	$140,962,665	$635,353	$122,895,000	$90,398,000	$316,773,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

The Portfolio invested in OTC derivatives and entered into other financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$17,652,519	$(17,652,519)	$—

Description	Gross Amounts of Recognized Liabilities(3)	Collateral Pledged	Net Amount
Securities Sold Short	$(214,344,726)	$214,344,726	$—
Borrowed Bonds	(49,675,198)	49,675,198	—
Reverse Repurchase Agreements	(379,108,948)	379,108,948	—

	$(643,128,872)

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$918,486	$(307,617)	$(196,825)	$414,044
Bank of New York Mellon	4,969	—	—	4,969
Barclays Capital Group	616,074	(218,917)	(397,157)	—
BNP Paribas	166,696	(166,696)	—	—
Citigroup Global Markets	708,820	(339,074)	(369,746)	—
Credit Suisse First Boston Corp.	24,003	(24,003)	—	—
Deutsche Bank AG	185,469	(75,147)	—	110,322
Goldman Sachs & Co.	631,641	(461,045)	(170,596)	—
Hong Kong & Shanghai Bank	93,855	(44,851)	—	49,004
JPMorgan Chase	772,920	(299,994)	(472,926)	—
Morgan Stanley	443,579	(443,579)	—	—
Nomura Securities Co.	30,953	(11)	—	30,942
Royal Bank of Scotland Group PLC	73,100	(19,849)	—	53,251
Societe Generale	—	—	—	—
State Street Bank	3,996	—	—	3,996
UBS AG	9,893	(9,893)	—	—
Westpac Banking Corp.	$81,279	$—	$—	$81,279

	$4,765,733

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(307,617)	$307,617	$—	$—
Bank of New York Mellon	—	—	—	—
Barclays Capital Group	(218,917)	218,917	—	—
BNP Paribas	(253,388)	166,696	86,692	—
Citigroup Global Markets	(339,074)	339,074	—	—
Credit Suisse First Boston Corp.	(76,537)	24,003	—	(52,534)
Deutsche Bank AG	(75,147)	75,147	—	—
Goldman Sachs & Co.	(461,045)	461,045	—	—
Hong Kong & Shanghai Bank	(44,851)	44,851	—	—
JPMorgan Chase	(299,994)	299,994	—	—
Morgan Stanley	(467,659)	443,579	—	(24,080)
Nomura Securities Co.	(11)	11	—	—
Royal Bank of Scotland Group PLC	(19,849)	19,849	—	—
Societe Generale	(12,714)	—	—	(12,714)
State Street Bank	—	—	—	—
UBS AG	(13,671)	9,893	—	(3,778)
Westpac Banking Corp.	—	—	—	—

	$(2,590,474)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $17,652,519:
Unaffiliated investments (cost $4,332,535,242)	$4,270,295,211
Affiliated investments (cost $76,948,078)	76,948,078
Cash	12,493
Foreign currency, at value (cost $4,062,146)	4,038,253
Deposit with broker for futures	2,701,936
Receivable for investments sold	554,085,030
Dividends and interest receivable	22,797,023
Receivable for fund share sold	5,708,875
Deposit with broker for centrally cleared swaps	3,807,430
Premiums paid for OTC swap agreements	1,991,214
Unrealized appreciation on OTC forward foreign currency contracts	1,409,359
Unrealized appreciation on OTC swap agreements	851,209
Cash segregated for Counterparty – OTC	263,000
Due from broker-variation margin futures	60,148
Due from broker-variation margin swaps	49,079
Prepaid expenses	29,574

Total Assets	4,945,047,912

LIABILITIES:
Payable for investments purchased	645,619,197
Reverse repurchase agreements	379,108,948
Securities sold short, at value (proceeds received $214,017,014)	214,344,726
Borrowed Bonds – Short (proceeds received $49,762,270)	49,675,198
Payable to broker for collateral for securities on loan	12,699,360
Cash segregated from Counterparty – OTC	2,315,000
Unrealized depreciation on OTC swap agreements	1,329,529
Payable for fund share repurchased	1,087,426
Interest payable on securities sold short	878,947
Advisory fees payable	645,022
Premiums received for OTC swap agreements	623,726
Unrealized depreciation on OTC forward foreign currency contracts	464,608
Interest payable on reverse repurchase agreements	346,042
Accrued expenses and other liabilities	198,076
Options written outstanding, at value (premiums received $365,576)	159,897
Distribution fee payable	123,600
Unrealized depreciation on OTC cross currency exchange contracts	12,714
Affiliated transfer agent fee payable	346
Deferred trustees’ fees	281

Total Liabilities	1,309,632,643

NET ASSETS	$3,635,415,269

Net assets were comprised of:
Paid-in capital	$2,735,932,000
Retained earnings	899,483,269

Net assets, December 31, 2016	$3,635,415,269

Net asset value and redemption price per share, $3,635,415,269 / 278,092,784 outstanding shares of beneficial interest	$13.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$113,804,718
Unaffiliated dividend income	426,188
Income from securities lending, net (including affiliated income of $388,139)	420,549
Affiliated dividend income	317,141

114,968,596

EXPENSES
Advisory fees	17,036,539
Distribution fee	9,353,977
Interest expense on short sales and reverse repurchase agreements	1,266,194
Custodian and accounting fees	791,000
Audit fee	72,000
Insurance expenses	46,000
Trustees’ fees	44,000
Shareholders’ reports	29,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense	420
Miscellaneous	23,825

Total expenses	28,691,955
Less: advisory fee waivers and/or expense reimbursement	(1,309,557)

Net expenses	27,382,398

NET INVESTMENT INCOME (LOSS)	87,586,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $10,968)	(38,369,686)
Futures transactions	7,547,122
Options written transactions	2,117,351
Short sales transactions	2,826,976
Swap agreements transactions	4,215,838
Foreign currency transactions	(3,680,936)

(25,343,335)

Net change in unrealized appreciation (depreciation) on:
Investments and other assets	88,434,495
Futures	(1,231,744)
Options written	(310,909)
Short sales	293,635
Swap agreements	854,305
Foreign currencies	756,755

88,796,537

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	63,453,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$151,039,400

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST BLACKROCK / LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2016

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$119,461,011
Operating expenses paid	(26,281,829)
Interest paid on securities sold short	(714,064)
Purchases of long-term portfolio investments	(9,947,979,893)
Net purchases and sales of short-term portfolio investments	187,020,114
Proceeds from disposition of long-term portfolio investments	10,210,450,956
Net payments from cover of short sales	(5,157,726,593)
Net proceeds received from securities sold short	5,109,077,476
Net proceeds from futures transactions	6,508,325
Net proceeds for swap agreements transactions	1,599,196
Net proceeds from options written transactions	401,562
Net payment for foreign currency transactions	(5,924,072)
Decrease in receivable for investments sold	112,246,019
Increase in cash segregated for counterparty – OTC	(263,000)
Increase in prepaid expenses	(301)
Decrease in payable for investments purchased	(106,147,026)
Decrease in reverse repurchase agreements	(36,360,218)
Decrease in payable to broker for collateral for securities on loan	(184,589,934)
Increase in interest payable on reverse repurchase agreements	346,042

NET CASH PROVIDED FROM OPERATING ACTIVITIES	281,123,771

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from fund share sold	586,685,714
Payment of fund share repurchased	(878,765,792)

NET CASH USED IN FINANCING ACTIVITIES	(292,080,078)

Net change in cash	(10,956,307)
Cash at beginning of year	10,968,800

CASH AT END OF YEAR	12,493

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$151,039,400

Decrease in investments	411,055,778
Net realized loss on investment and foreign currency transactions	25,343,335
Increase in net unrealized appreciation on investments and foreign currency transactions	(88,796,537)
Increase in foreign currency	(1,838,354)
Increase in deposit with Broker for futures and centrally cleared swaps	(4,438,766)
Decrease in receivable for investments sold	112,300,083
Decrease in dividends and interest receivable	4,492,415
Increase in unrealized appreciation on OTC forward foreign currency contracts	(651,682)
Increase in premiums paid for OTC swap agreements	(1,270,461)
Increase in unrealized appreciation on OTC swap agreements	(696,455)
Increase in due from broker-variation margin futures	(60,148)
Decrease in due from broker-variation margin swaps	1,126,150
Increase in cash segregated for counterparty—OTC	(263,000)
Increase in prepaid expenses	(301)
Decrease in payable for investments purchased	(106,147,026)
Decrease in reverse repurchase agreements	(36,360,218)
Decrease in payable to broker for collateral for securities on loan	(184,589,934)
Decrease in unrealized depreciation on OTC forward foreign currency contracts	(522,569)
Increase in unrealized depreciation on OTC swap agreements	833,048
Decrease in premiums received for OTC swap agreements	(290,229)
Increase in interest payable on securities sold short	552,130
Decrease in advisory fees payable	(16,811)
Decrease in options written outstanding	(1,404,880)
Increase in due to broker-variation margin futures	1,518,861
Decrease in accrued expenses and other liabilities	(169,420)
Increase in interest payable on reverse repurchase agreements	346,042
Increase in distribution fee payable	20,827
Increase in unrealized depreciation on OTC cross currency exchange contracts	12,714
Decrease in deferred trustees’ fees	(227)
Increase in affiliated transfer agent fee payable	6

Total Adjustments	130,084,371

NET CASH PROVIDED FROM OPERATING ACTIVITIES	281,123,771

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$87,586,198	$94,883,317
Net realized gain (loss) on investment and foreign currency transactions	(25,343,335)	47,931,791
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	88,796,537	(222,253,227)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	151,039,400	(79,438,119)

FUND SHARE TRANSACTIONS:
Fund share sold [45,464,972 and 48,578,677 shares, respectively]	589,702,444	617,103,741
Fund share repurchased [68,178,285 and 63,993,659 shares, respectively]	(878,738,701)	(814,370,390)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(289,036,257)	(197,266,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(137,996,857)	(276,704,768)
NET ASSETS:
Beginning of year	3,773,412,126	4,050,116,894

End of year	$3,635,415,269	$3,773,412,126

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST BLACKROCK LOW DURATION BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.1% ASSET-BACKED SECURITIES — 22.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 5.1%
ACAS CLO Ltd. (Cayman Islands), Series 2013-2A, Class A2BR, 144A	3.082%	(c)	10/25/25	1,750	$1,744,497
Anchorage Capital CLO 4 Ltd. (Cayman Islands), Series 2014-4A, Class A1A, 144A	2.340%	(c)	07/28/26	2,000	2,005,185
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2016-FL1A, Class A, 144A	2.238%	(c)	09/15/26	1,150	1,149,999
Ares XXIII CLO Ltd. (Cayman Islands), Series 2012-1A, Class BR1, 144A	3.078%	(c)	04/19/23	5,225	5,254,699
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	2.080%	(c)	07/15/24	2,350	2,341,246
BlueMountain CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	2.201%	(c)	07/20/23	1,581	1,580,718
Catamaran CLO Ltd. (Cayman Islands), Series 2012-1A, Class AR, 144A^	2.110%	(c)	12/20/23	2,000	1,998,999
Cent CLO Ltd. (Cayman Islands), Series 2012-16A, Class A2R, 144A	3.136%	(c)	08/01/24	3,500	3,510,704
CIFC Funding Ltd. (Cayman Islands), Series 2013-4A, Class B1, 144A	2.787%	(c)	11/27/24	2,000	1,999,789
Flatiron CLO Ltd. (Cayman Islands), Series 2011-1A, Class A, 144A	2.431%	(c)	01/15/23	2,948	2,952,994
GoldenTree Loan Opportunities VII Ltd. (Cayman Islands), Series 2013-7A, Class A, 144A	2.032%	(c)	04/25/25	300	298,877
OCP CLO Ltd. (Cayman Islands), Series 2015-8A, Class A1, 144A	2.410%	(c)	04/17/27	4,500	4,506,344
Octagon Investment Partners XIV Ltd. (Cayman Islands), Series 2012-1A, Class A1, 144A	2.280%	(c)	01/15/24	2,000	2,000,286
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.930%	(c)	04/15/25	1,500	1,497,362

					32,841,699

Non-Residential Mortgage-Backed Securities — 17.7%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3	1.460%		05/08/21	3,090	3,074,510
Chase Issuance Trust, Series 2016-A2, Class A	1.370%		06/15/21	6,500	6,437,316
Chesapeake Funding II LLC, Series 2016-1A, Class A1, 144A	2.110%		03/15/28	5,920	5,912,924
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 144A	1.880%		06/15/28	4,630	4,617,986
CNH Equipment Trust, Series 2016-B, Class A3	1.630%		08/15/21	2,300	2,290,647
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 144A	2.420%		11/15/23	6,380	6,372,882
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 144A	2.150%		04/15/24	6,160	6,111,760
Discover Card Execution Note Trust, Series 2015-A2, Class A	1.900%		10/17/22	3,322	3,307,913
Discover Card Execution Note Trust, Series 2016-A4, Class A4	1.390%		03/15/22	5,090	5,031,901
Enterprise Fleet Financing LLC, Series 2015-2, Class A3, 144A	2.090%		02/22/21	3,300	3,305,069
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 144A	1.740%		02/22/22	3,650	3,639,667
Enterprise Fleet Financing LLC, Series 2016-2, Class A3, 144A	2.040%		02/22/22	1,710	1,687,355
Honda Auto Receivables Owner Trust, Series 2016-2, Class A3	1.390%		04/15/20	3,410	3,404,714

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 144A	1.810%		03/15/21	490	$488,858
Mercedes-Benz Auto Receivables Trust, Series 2015-1, Class A4	1.750%		12/15/21	4,310	4,320,656
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 144A	1.404%	(c)	05/17/21	3,250	3,269,104
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 144A	1.904%	(c)	12/15/28	900	908,582
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4	1.790%		01/17/22	3,900	3,907,070
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2	1.540%		06/15/21	3,380	3,358,606
PFS Financing Corp., Series 2016-BA, Class A, 144A	1.870%		10/15/21	650	643,500
Santander Drive Auto Receivables Trust, Series 2016-2, Class A3	1.560%		05/15/20	1,530	1,528,734
SLC Student Loan Trust, Series 2006-2, Class A5	1.063%	(c)	09/15/26	2,125	2,105,552
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3	1.363%	(c)	06/15/33	5,911	5,699,472
SLM Private Credit Student Loan Trust, Series 2005-B, Class A2	1.143%	(c)	03/15/23	128	127,595
SLM Private Education Loan Trust, Series 2012-A, Class A2, 144A	3.830%		01/17/45	740	756,970
SLM Private Education Loan Trust, Series 2012-B, Class A2, 144A	3.480%		10/15/30	597	605,015
SLM Student Loan Trust, Series 2005-3, Class A5	0.972%	(c)	10/25/24	1,574	1,566,436
SMB Private Education Loan Trust, Series 2015-A, Class A1, 144A	1.304%	(c)	07/17/23	3,011	3,013,655
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 144A	2.700%		05/15/31	1,430	1,419,716
SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 144A	2.550%		08/27/29	2,986	2,996,694
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B, 144A	2.360%		12/27/32	500	492,434
SoFi Professional Loan Program LLC, Series 2016-D, Class A2A, 144A	1.530%		04/25/33	1,260	1,258,013
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B, 144A	2.340%		04/25/33	450	440,800
Synchrony Credit Card Master Note Trust, Series 2016-2, Class A	2.210%		05/15/24	9,485	9,433,511
Synchrony Credit Card Master Note Trust, Series 2016-3, Class A	1.580%		09/15/22	3,910	3,860,894
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 144A	1.590%		05/20/25	520	517,713
World Financial Network Credit Card Master Trust, Series 2012-C, Class A	2.230%		08/15/22	2,500	2,522,737
World Financial Network Credit Card Master Trust, Series 2016-A, Class A	2.030%		04/15/25	3,380	3,310,443

					113,747,404

Residential Mortgage-Backed Securities — 0.1%
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	1.456%	(c)	07/25/32	3	2,273
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	1.496%	(c)	08/25/32	98	87,846

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6, Class A1, 144A	0.712%	(c)	07/25/37	666	$407,678
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	1.116%	(c)	11/25/34	115	100,769

					598,566

TOTAL ASSET-BACKED SECURITIES (cost $147,671,605)					147,187,669

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.8%
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A, 144A	1.924%	(c)	01/15/28	4,600	4,607,372
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A1A	6.191%	(c)	02/10/51	2,186	2,245,152
Bear Stearns Deutsche Bank Trust, Series 2005-AFR1, Class E, 144A	5.156%		09/15/27	1,580	1,702,478
Bear Stearns Deutsche Bank Trust, Series 2005-AFR1, Class F, 144A	5.195%		09/15/27	1,250	1,347,501
CD Mortgage Trust, Series 2006-CD3, Class AM	5.648%		10/15/48	5,346	5,377,303
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 144A	2.104%	(c)	12/15/27	1,712	1,717,677
CFCRE Mortgage Trust, Series 2015-RUM, Class A, 144A	2.404%	(c)	07/15/30	3,250	3,252,844
Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR, 144A	5.733%	(c)	06/14/50	954	955,892
Commercial Mortgage Trust, Series 2013-CR10, Class ASB	3.795%		08/10/46	3,000	3,145,360
Commercial Mortgage Trust, Series 2015-CR23, Class A2	2.852%		05/10/48	3,200	3,262,634
Core Industrial Trust, Series 2015-CALW, Class A, 144A	3.040%		02/10/34	4,600	4,693,386
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 144A	2.104%	(c)	11/15/33	2,110	2,120,577
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class G, 144A	5.685%	(c)	02/15/39	2,045	2,032,935
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, IO	1.816%	(c)	01/15/49	1,796	206,737
DBUBS Mortgage Trust, Series 2011-LC2A, Class A3FL, 144A	2.014%	(c)	07/12/44	4,262	4,287,480
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ05, Class A2	2.158%		10/25/21	1,541	1,520,819
FHLMC Multifamily Structured Pass-Through Certificates, Series KP03, Class A2	1.780%		07/25/19	9,188	9,156,443
FHLMC Multifamily Structured Pass-Through Certificates, Series KW01, Class X1, IO	0.979%	(c)	01/25/26	6,378	429,356
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 144A	2.318%		01/10/30	1,040	1,044,483
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4	3.377%		05/10/45	2,915	3,036,033
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, IO	0.949%	(c)	09/15/47	23,185	1,198,063
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A2	3.087%		07/15/48	1,750	1,799,039
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4	3.483%		06/15/45	1,180	1,235,064

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, IO	0.826%	(c)	12/15/49	6,000	$303,837
Madison Avenue Trust, Series 2013-650M, Class A, 144A	3.843%		10/12/32	5,000	5,251,424
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA, IO	0.780%	(c)	12/15/49	5,000	277,385
Morgan Stanley Capital I Trust, Series 2007-HQ13, Class A3	5.569%		12/15/44	1,978	2,016,222
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4	5.809%		12/12/49	3,587	3,640,271
Morgan Stanley Capital I Trust, Series 2008-T29, Class A4	6.275%	(c)	01/11/43	874	905,932
Morgan Stanley Capital I Trust, Series 2015-XLF1, Class A, 144A	1.845%	(c)	08/14/31	3,965	3,953,519
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class AAB	2.687%		03/10/46	1,000	1,009,609
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5FL, 144A	0.917%	(c)	04/15/47	4,600	4,584,803
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	3,763	3,820,959
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class A, 144A	1.568%	(c)	02/15/27	6,500	6,509,629
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A2	2.848%		09/15/57	8,000	8,150,673
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class ASB	2.654%		05/15/45	1,000	1,010,987

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $102,996,487)					101,809,878

CORPORATE OBLIGATIONS — 34.3%
Agriculture — 0.1%
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.250%		11/10/44	370	365,342

Airlines — 0.7%
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	9.750%		07/15/18	117	117,301
US Airways 2011-1 Class B Pass-Through Trust, Pass-Through Certificates	9.750%		04/22/20	2,663	2,976,057
US Airways 2012-1 Class B Pass-Through Trust, Pass-Through Certificates	8.000%		04/01/21	1,133	1,257,526

					4,350,884

Auto Manufacturers — 2.7%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.724%		12/06/17	1,200	1,199,093
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	1.897%		08/12/19	345	339,445
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	7,200	7,232,148
General Motors Financial Co., Inc., Gtd. Notes	2.350%		10/04/19	925	914,129
General Motors Financial Co., Inc., Gtd. Notes	2.400%		05/09/19	900	897,616
General Motors Financial Co., Inc., Gtd. Notes	3.100%		01/15/19	1,110	1,121,780
General Motors Financial Co., Inc., Gtd. Notes	3.250%		05/15/18	1,600	1,620,963
Hyundai Capital America, Sr. Unsec’d. Notes, 144A	2.400%		10/30/18	750	753,129
Nissan Motor Acceptance Corp. (Japan), Sr. Unsec’d. Notes, 144A	2.000%		03/08/19	1,220	1,217,309

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	1.650%		05/22/18	1,881	$1,870,788

					17,166,400

Banks — 13.3%
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, 144A	1.125%		05/25/18	2,104	2,094,099
Bank of America Corp., Sr. Unsec’d. Notes, MTN	2.151%		11/09/20	785	774,796
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	3,700	3,876,719
Bank of America Corp., Sr. Unsec’d. Notes	2.250%		04/21/20	1,325	1,317,275
Bank of America Corp., Sr. Unsec’d. Notes	2.600%		01/15/19	1,000	1,008,547
Bank of America Corp., Sr. Unsec’d. Notes	2.650%		04/01/19	5,885	5,947,169
Bank of Nova Scotia (The) (Canada), Covered Bonds	1.875%		04/26/21	4,715	4,599,860
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	2.750%		11/08/19	890	887,650
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN	2.700%		08/20/18	1,530	1,549,910
Capital One Financial Corp., Sr. Unsec’d. Notes	6.750%		09/15/17	4,000	4,142,879
Capital One NA, Sr. Unsec’d. Notes	2.350%		08/17/18	3,200	3,218,381
Citigroup, Inc., Sr. Unsec’d. Notes	2.361%	(c)	09/01/23	1,710	1,744,000
Citizens Bank NA, Sr. Unsec’d. Notes, MTN, BKNT	2.300%		12/03/18	1,160	1,165,944
Citizens Bank NA, Sr. Unsec’d. Notes, MTN	2.550%		05/13/21	250	248,465
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.300%		05/28/19	3,245	3,252,941
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	5.500%		06/26/17	500	507,075
Fifth Third Bank, Sr. Unsec’d. Notes, BKNT	1.625%		09/27/19	1,170	1,156,009
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.300%		12/13/19	1,210	1,208,627
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.550%		10/23/19	970	977,122
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.750%		09/15/20	1,100	1,104,752
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	2.900%		07/19/18	2,976	3,017,099
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.500%		11/16/26	545	532,457
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.950%		01/18/18	1,000	1,041,742
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.950%		05/25/21	200	199,924
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.200%		10/22/19	6,045	6,069,277
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26	1,530	1,460,367
JPMorgan Chase & Co., Sr. Unsec’d. Notes	6.300%		04/23/19	200	218,547
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	1.875%		06/30/20	2,860	2,853,977
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.125%		07/27/26	565	539,787
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	2.375%		07/23/19	7,384	7,405,037
National Australia Bank Ltd. (Australia), Covered Bonds, 144A	2.400%		12/07/21	5,500	5,470,597
Oesterreichische Kontrollbank AG (Austria), Gov’t. Gtd. Notes	1.125%		04/26/19	6,010	5,931,329
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	2.875%		08/05/21	400	391,141
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442%		10/19/21	720	708,311

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.375%		08/14/19	1,205	$1,210,839
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	2.650%		02/01/22	400	388,758
Wells Fargo & Co., Sr. Unsec’d. Notes	2.150%		01/30/20	2,610	2,597,668
Wells Fargo & Co., Sr. Unsec’d. Notes	3.000%		10/23/26	725	690,488
Wells Fargo Bank NA, Sr. Unsec’d. Notes	1.750%		05/24/19	2,620	2,607,332
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes	1.600%		08/19/19	1,185	1,170,885

					85,287,782

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	1.900%		02/01/19	400	400,573
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.150%		02/01/19	1,852	1,863,462
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	2.650%		02/01/21	1,680	1,689,652

					3,953,687

Computers — 0.8%
Apple, Inc., Sr. Unsec’d. Notes	3.850%		08/04/46	775	742,559
Hewlett Packard Enterprise Co., Sr. Unsec’d Notes	2.850%		10/05/18	4,299	4,340,576

					5,083,135

Diversified Financial Services — 4.0%
Air Lease Corp., Sr. Unsec’d. Notes	2.625%		09/04/18	3,110	3,131,686
Ally Financial, Inc., Gtd. Notes	2.750%		01/30/17	2,100	2,100,419
Ally Financial, Inc., Gtd. Notes	5.500%		02/15/17	2,100	2,107,875
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		05/15/17	3,400	3,442,499
Doric Nimrod Air Finance Alpha Ltd., Class A, Pass-Through Trust (Guernsey), Pass-Through Certificates, 144A	5.125%		11/30/24	725	754,474
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	4.875%		03/15/19	1,500	1,515,000
International Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, GMTN	0.875%		08/15/19	7,780	7,614,854
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(d)	3.011%	(s)	12/23/10	4,200	241,500
Synchrony Financial, Sr. Unsec’d. Notes	1.875%		08/15/17	4,400	4,403,551
Synchrony Financial, Sr. Unsec’d. Notes	2.600%		01/15/19	345	346,745

					25,658,603

Electric — 0.4%
Emera US Finance LP (Canada), Gtd. Notes, 144A	2.150%		06/15/19	660	658,909
Southern Co. (The), Sr. Unsec’d. Notes	1.850%		07/01/19	1,845	1,839,288

					2,498,197

Foods — 0.2%
Wm. Wrigley Jr. Co., Sr. Unsec’d. Notes, 144A	3.375%		10/21/20	1,100	1,130,751

Healthcare-Products — 0.7%
Abbott Laboratories, Sr. Unsec’d. Notes	2.350%		11/22/19	1,350	1,351,592

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare-Products (continued)
St. Jude Medical, Inc., Sr. Unsec’d. Notes	2.000%		09/15/18		2,140	$2,143,020
Stryker Corp., Sr. Unsec’d. Notes	2.000%		03/08/19		790	790,387

						4,284,999

Healthcare-Services — 1.0%
Aetna, Inc., Sr. Unsec’d. Notes	1.900%		06/07/19		575	573,682
Fresenius Medical Care US Finance, Inc. (Germany), Gtd. Notes	6.875%		07/15/17		4,500	4,618,125
HCA, Inc., Sr. Sec’d. Notes	3.750%		03/15/19		1,000	1,027,500

						6,219,307

Home Builders — 0.2%
Lennar Corp., Gtd. Notes	4.500%		06/15/19		1,500	1,548,750

Insurance — 0.8%
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	2.350%		09/10/19		2,000	2,011,242
Voya Financial, Inc., Gtd. Notes	2.900%		02/15/18		3,278	3,318,601

						5,329,843

Leisure Time — 0.1%
Carnival Corp., Gtd. Notes	3.950%		10/15/20		620	653,838

Machinery-Diversified
Roper Technologies, Inc., Sr. Unsec’d. Notes	2.800%		12/15/21		270	269,871

Media — 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	3.579%		07/23/20		2,165	2,208,809
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%		10/23/45		775	895,961
DISH DBS Corp., Gtd. Notes	4.625%		07/15/17		2,200	2,224,749
Sky PLC (United Kingdom), Gtd. Notes, 144A	2.625%		09/16/19		2,515	2,525,249
Viacom, Inc., Sr. Unsec’d. Notes	2.750%		12/15/19		147	146,808

						8,001,576

Miscellaneous Manufacturing — 0.1%
General Electric Co., Sr. Unsec’d. Notes	4.500%		03/11/44		685	735,330

Oil & Gas — 1.5%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.850%		03/15/21		1,615	1,731,664
Apache Corp., Sr. Unsec’d. Notes	3.250%		04/15/22		1,484	1,507,312
BP Capital Markets PLC (United Kingdom), Gtd. Notes	2.521%		01/15/20		315	316,829
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.216%		11/28/23		1,300	1,312,986
ConocoPhillips Co., Gtd. Notes	6.000%		01/15/20		535	590,821
Devon Energy Corp., Sr. Unsec’d. Notes	3.250%		05/15/22		265	263,319
Petrobras Global Finance BV (Brazil), Gtd. Notes, EMTN	6.250%		12/14/26	GBP	138	158,133
Petrobras Global Finance BV (Brazil), Gtd. Notes	3.000%		01/15/19		178	173,497
Petrobras Global Finance BV (Brazil), Gtd. Notes	3.020%	(c)	01/15/19		108	106,054
Petrobras Global Finance BV (Brazil), Gtd. Notes	4.875%		03/17/20		119	117,655
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.375%		01/27/21		452	442,056
Petrobras Global Finance BV (Brazil), Gtd. Notes	5.750%		01/20/20		443	448,538

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Petrobras Global Finance BV (Brazil), Gtd. Notes	7.875%	03/15/19	246	$263,673
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%	05/23/21	184	198,260
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500%	07/18/18	664	669,976
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A	6.500%	03/13/27	217	223,836
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.450%	01/15/21	91	92,992
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	03/25/20	820	875,971
YPF SA (Argentina), Sr. Unsec’d. Notes, RegS	8.500%	03/23/21	30	32,177
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.750%	04/04/24	46	47,679

				9,573,428

Pharmaceuticals — 2.0%
AbbVie, Inc., Sr. Unsec’d. Notes	2.500%	05/14/20	2,760	2,760,720
Actavis Funding SCS, Gtd. Notes	2.450%	06/15/19	900	903,811
Actavis, Inc., Gtd. Notes	1.875%	10/01/17	600	601,147
Forest Laboratories LLC, Gtd. Notes, 144A	4.375%	02/01/19	4,200	4,364,380
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	1.900%	09/23/19	2,290	2,260,967
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	555	536,123
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	1.700%	07/19/19	1,370	1,346,063

				12,773,211

Pipelines — 0.7%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.150%	10/01/20	360	372,795
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650%	06/01/21	650	674,874
Enterprise Products Operating LLC, Gtd. Notes	1.650%	05/07/18	580	578,371
Kinder Morgan Energy Partners LP, Gtd. Notes	3.500%	03/01/21	410	416,248
Kinder Morgan Energy Partners LP, Gtd. Notes	3.950%	09/01/22	640	657,091
Kinder Morgan Energy Partners LP, Gtd. Notes	4.150%	03/01/22	410	420,705
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500%	04/01/20	350	387,408
Kinder Morgan, Inc., Gtd. Notes	3.050%	12/01/19	330	334,737
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	3.650%	06/01/22	130	130,717
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	6.500%	08/15/18	500	535,079
Williams Partners LP, Sr. Unsec’d. Notes	3.600%	03/15/22	145	145,767

				4,653,792

Real Estate Investment Trusts (REITs) — 0.7%
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	2.000%	02/15/18	4,400	4,409,055

Retail — 0.6%
QVC, Inc., Sr. Sec’d. Notes	3.125%	04/01/19	2,200	2,222,891
Target Corp., Sr. Unsec’d. Notes	3.625%	04/15/46	370	343,807
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	2.700%	11/18/19	1,445	1,464,168

				4,030,866

Semiconductors — 0.2%
Analog Devices, Inc., Sr. Unsec’d. Notes	3.500%	12/05/26	260	257,594
Lam Research Corp., Sr. Unsec’d. Notes	2.750%	03/15/20	447	447,925

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Semiconductors (continued)
QUALCOMM, Inc., Sr. Unsec’d. Notes	4.800%	05/20/45		550	$587,746

					1,293,265

Software — 0.3%
Microsoft Corp., Sr. Unsec’d. Notes	3.700%	08/08/46		1,145	1,077,977
Oracle Corp., Sr. Unsec’d. Notes	4.000%	07/15/46		1,165	1,114,318

					2,192,295

Telecommunications — 0.8%
Frontier Communications Corp., Sr. Unsec’d. Notes	8.875%	09/15/20		600	639,000
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18		2,175	2,397,938
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%	03/20/23		435	435,813
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.500%	09/15/20		1,005	1,075,464
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%	09/15/48		390	373,976
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.862%	08/21/46		380	385,052

					5,307,243

Trucking & Leasing — 0.6%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.500%	06/15/19		1,390	1,393,367
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.875%	07/17/18		1,000	1,012,907
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.050%	01/09/20		1,561	1,578,060

					3,984,334

TOTAL CORPORATE OBLIGATIONS (cost $221,371,277)					220,755,784

FOREIGN GOVERNMENT BONDS — 1.8%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, RegS	3.875%	01/15/22	EUR	209	210,544
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.250%	04/22/19		1,199	1,279,933
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%	12/31/33	EUR	171	172,738
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes	7.820%	12/31/33	EUR	154	157,312
Brazil Notas do Tesouro Nacional (Brazil), Notes	6.000%	05/15/21	BRL	520	470,664
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, EMTN, RegS	4.750%	06/25/19	EUR	1,210	1,377,009
Export Development Canada (Canada), Sr. Unsec’d. Notes, 144A	0.875%	08/27/18		2,195	2,177,890
Mexican Udibonos (Mexico), Bonds, TIPS	3.500%	12/14/17	MXN	344	93,898
Royal Bank of Canada (Canada), Covered Bonds	2.100%	10/14/20		3,335	3,317,958
Royal Bank of Canada (Canada), Covered Bonds	2.200%	09/23/19		783	787,335
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%	03/30/21		125	128,175
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	6.750%	04/03/18		480	500,904

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

FOREIGN GOVERNMENT BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%	03/11/19	225	$239,063
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.500%	11/07/19	500	543,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $11,686,974)				11,457,173

MUNICIPAL BONDS — 2.7%
California — 1.2%
California State University, Revenue Bonds	6.000%	11/01/40	545	602,950
City & County of San Francisco CA, General Obligation Unlimited	5.000%	06/15/19	1,100	1,196,371
State of California, General Obligation Unlimited	5.000%	08/01/19	2,215	2,415,125
State of California, General Obligation Unlimited	5.500%	04/01/19	2,500	2,728,825
University of California, Revenue Bonds	5.750%	05/15/31	900	991,098

				7,934,369

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds	5.000%	01/01/20	370	404,684

Hawaii — 0.1%
State of Hawaii, General Obligation Unlimited	5.000%	10/01/19	355	388,423

Illinois
Illinois Finance Authority, Revenue Bonds	5.000%	07/01/19	230	249,819

Massachusetts — 0.1%
Massachusetts Water Resources Authority, Revenue Bonds	5.000%	08/01/39	675	735,595

New Jersey — 0.2%
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.000%	06/15/19	1,250	1,319,825

New York — 0.2%
New York State Dormitory Authority, Revenue Bonds	5.000%	03/15/19	1,000	1,080,760

South Carolina — 0.1%
Horry County School District, General Obligation Unlimited	5.000%	03/01/19	465	501,405

Tennessee — 0.3%
City of Johnson City, General Obligation Unlimited	5.000%	06/01/19	1,925	2,087,990

Texas — 0.4%
City of Dallas, General Obligation Ltd.	5.000%	02/15/20	1,875	2,041,875
Dallas County Community College District, General Obligation Unlimited	5.000%	02/15/19	245	263,828
State of Texas, General Obligation Unlimited	5.000%	04/01/19	355	383,485

				2,689,188

TOTAL MUNICIPAL BONDS (cost $17,609,700)				17,392,058

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.6%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250%		12/25/33	38	$38,473
Banc of America Alternative Loan Trust, Series 2007-1, Class 1A1	5.779%	(c)	04/25/22	521	500,124
Banc of America Funding Trust, Series 2004-A, Class 1A3	3.039%	(c)	09/20/34	145	143,356
Banc of America Funding Trust, Series 2005-D, Class A1	3.027%	(c)	05/25/35	205	209,234
Banc of America Mortgage Trust, Series 2005-6, Class 1A1	5.500%		07/25/35	299	294,422
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250%		04/26/37	755	671,511
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	2.819%	(c)	04/25/33	46	45,543
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	3.526%	(c)	01/25/34	191	193,594
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	3.326%	(c)	02/25/34	199	198,742
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	3.162%	(c)	11/25/34	2,410	1,991,086
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	2.580%	(c)	08/25/35	195	195,876
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	2.988%	(c)	01/25/36	1,920	1,643,107
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	2.690%	(c)	09/25/35	323	332,325
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	2.410%	(c)	09/25/35	71	68,889
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	1.436%	(c)	02/25/35	507	444,231
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-J9, Class 2A5	5.500%		01/25/35	473	477,014
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	1.046%	(c)	04/25/35	569	490,084
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	2.443%	(c)	04/25/35	715	570,625
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	2.743%	(c)	06/25/33	515	507,493
Fannie Mae REMICS, Series 1988-22, Class A	1.848%	(c)	08/25/18	1	523
Fannie Mae REMICS, Series 1996-39, Class H	8.000%		11/25/23	14	15,499
Fannie Mae REMICS, Series 2004-11, Class A	0.876%	(c)	03/25/34	161	160,027
Fannie Mae REMICS, Series 2006-5, Class 3A2	2.858%	(c)	05/25/35	150	157,646
Fannie Mae REMICS, Series 2007-114, Class A6	0.956%	(c)	10/27/37	1,195	1,193,987
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	6.500%		07/25/43	1,035	1,186,223
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	7.000%		10/25/43	681	814,054
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	1.941%	(c)	07/25/44	789	790,958
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	1.741%	(c)	10/25/44	2,772	2,842,002
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	0.796%	(c)	12/25/36	1,076	1,069,690
Freddie Mac REMICS, Series 4390, Class CA	3.500%		06/15/50	2,065	2,138,758
Freddie Mac REMICS, Series 4446, Class MA	3.500%		12/15/50	2,803	2,928,599
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M1(x)	1.956%	(c)	11/25/28	1,657	1,658,570
GMACM Mortgage Loan Trust, Series 2004-AR1, Class 12A	3.489%	(c)	06/25/34	124	125,063

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
GMACM Mortgage Loan Trust, Series 2004-AR1, Class 22A	3.531%	(c)	06/25/34	430	$420,567
GreenPoint Mortgage Funding Trust, Series 2005-AR2, Class A1	1.216%	(c)	06/25/45	331	288,977
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	2.679%	(c)	06/25/34	48	45,346
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	3.214%	(c)	11/25/35	422	382,491
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	4.665%	(c)	08/19/34	732	702,862
HomeBanc Mortgage Trust, Series 2005-4, Class A1	1.026%	(c)	10/25/35	413	397,346
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A1	3.137%	(c)	11/25/33	257	262,450
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3	3.130%	(c)	07/25/35	327	325,072
JPMorgan Mortgage Trust, Series 2016-2, Class A1, 144A	2.691%		06/25/46	3,030	3,045,243
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 3A	1.617%	(c)	10/25/35	526	496,827
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 144A	2.500%	(c)	04/25/57	3,841	3,823,146
NCUA Guaranteed Notes Trust, Series 2010-R2, Class 1A	1.022%	(c)	11/06/17	2,144	2,143,724
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 144A	3.250%	(c)	09/25/56	654	659,600
Reperforming Loan REMIC Trust, Series 2004-R1, Class 2A, 144A	6.500%		11/25/34	98	97,950
Reperforming Loan REMIC Trust, Series 2003-R4, Class 2A, 144A	5.262%	(c)	01/25/34	205	200,764
Reperforming Loan REMIC Trust, Series 2005-R2, Class 1AF1, 144A	1.096%	(c)	06/25/35	870	769,771
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1	0.986%	(c)	07/19/35	465	415,392
Towd Point Mortgage Trust, Series 2016-3, Class A1, 144A	2.250%	(c)	08/25/55	2,383	2,364,037
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR6, Class 2A1A	0.986%	(c)	04/25/45	777	729,239
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 1A	1.567%	(c)	08/25/46	531	452,510
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1	3.000%	(c)	12/25/33	69	68,982
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR1, Class 2A1	2.796%	(c)	02/25/35	410	410,263

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $43,659,559)					42,599,887

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.9%
Federal Home Loan Mortgage Corp.	1.000%		04/27/18	8,745	8,735,529
Federal Home Loan Mortgage Corp.	2.707%	(c)	01/01/34	33	35,205
Federal Home Loan Mortgage Corp.	2.896%	(c)	12/01/26	9	8,814
Federal Home Loan Mortgage Corp.	2.961%	(c)	07/01/29	21	21,865
Federal Home Loan Mortgage Corp.	3.000%		TBA	11,155	11,446,138
Federal Home Loan Mortgage Corp.	3.500%		TBA	10,000	10,428,729
Federal National Mortgage Assoc.	2.500%		TBA	9,395	9,409,863
Federal National Mortgage Assoc.	2.620%	(c)	01/01/25	3	3,252
Federal National Mortgage Assoc.	2.709%	(c)	06/01/45	5,745	5,858,917

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Federal National Mortgage Assoc.	2.770%	(c)	04/01/32	7		$7,302
Federal National Mortgage Assoc.	2.827%	(c)	12/01/29	26		26,406
Federal National Mortgage Assoc.	3.165%	(c)	06/01/45	3,834		3,947,485
Federal National Mortgage Assoc.	4.000%		12/01/41	410		432,867
Federal National Mortgage Assoc.	4.000%		TBA	3,000		3,088,359
Federal National Mortgage Assoc.	4.500%		06/01/39	30		31,880
Federal National Mortgage Assoc.	4.500%		08/01/40	58		62,530
Federal National Mortgage Assoc.	4.500%		02/01/41	87		94,411
Federal National Mortgage Assoc.	4.500%		12/01/41	316		341,637
Federal National Mortgage Assoc.	4.500%		TBA	3,000		3,078,047
Federal National Mortgage Assoc.	5.000%	(c)	04/01/24	4		4,319
Government National Mortgage Assoc.	2.000%	(c)	01/20/26	34		34,820
Government National Mortgage Assoc.	2.000%	(c)	11/20/29	70		72,848
Government National Mortgage Assoc.	2.125%	(c)	07/20/17	—	(r)	418
Government National Mortgage Assoc.	2.125%	(c)	08/20/17	1		895
Government National Mortgage Assoc.	2.125%	(c)	05/20/24	37		38,023
Government National Mortgage Assoc.	2.125%	(c)	07/20/24	4		4,405
Government National Mortgage Assoc.	2.125%	(c)	06/20/26	17		17,058
Government National Mortgage Assoc.	2.500%	(c)	09/20/17	1		758

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $57,134,185)						57,232,780

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Notes	0.875%		01/31/18	2,000		1,998,516
U.S. Treasury Notes	1.000%		10/15/19	675		667,775
U.S. Treasury Notes	1.000%		11/15/19	15,380		15,194,963
U.S. Treasury Notes	1.375%		12/15/19	15,070		15,034,091

TOTAL U.S. TREASURY OBLIGATIONS (cost $32,934,514)						32,895,345

TOTAL LONG-TERM INVESTMENTS (cost $635,064,301)						631,330,574

				Shares
SHORT-TERM INVESTMENTS — 6.2%
AFFILIATED MUTUAL FUNDS — 0.6%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)				3,874,879		3,874,879
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund(w)				4,331		4,332

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,879,211)(Note 4)						3,879,211

	Interest Rate		Maturity Date	Principal Amount (000)#
CERTIFICATES OF DEPOSIT — 1.1%
Bank of Tokyo-Mitsubishi	1.550%	(s)	10/13/17	1,700		1,701,655
Credit Agricole Corporate and Investment Bank (France)	1.254%	(c)	07/12/17	1,600		1,600,957
Mizuho Bank Ltd. (Japan)	1.698%	(c)	10/03/17	1,700		1,702,910
Wells Fargo Bank	1.350%		10/06/17	2,000		2,001,587

TOTAL CERTIFICATES OF DEPOSIT (cost $7,000,000)						7,007,109

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL PAPER(n) — 1.6%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Chevron Corp.	1.049%		08/29/17		2,000	$1,986,219
Coca-Cola Co.	1.010%		09/13/17		4,100	4,066,750
Toronto Dominion Holdings	1.327%		10/05/17		4,500	4,452,570

TOTAL COMMERCIAL PAPER (cost $10,511,732)						10,505,539

FOREIGN TREASURY BILLS — 2.9%
Mexico Cetes (Mexico)	4.880%	(s)	02/16/17	MXN	3,200,000	15,319,043
Mexico Cetes (Mexico)	5.800%	(s)	03/02/17	MXN	677,500	3,236,106

TOTAL FOREIGN TREASURY BILLS (cost $20,399,303)						18,555,149

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
10 Year U.S. Treasury Notes Futures, expiring 01/27/17, Strike Price $125.00					275	90,234
Currency Option United States Dollar vs Canadian Dollar,
expiring 01/09/17, Strike Price 1.35			JPMorgan Chase		3	1,298
expiring 02/22/17, Strike Price 1.36			Citigroup Global Markets		5	5,013
Currency Option United States Dollar vs Chinese Renminbi, expiring 03/10/17, Strike Price 6.92			Hong Kong & Shanghai Bank		3	8,566
Currency Option United States Dollar vs Indian Rupee, expiring 01/23/17, Strike Price 69.00			Goldman Sachs & Co.		5	708
Currency Option United States Dollar vs New Taiwanese Dollar, expiring 01/23/17, Strike Price 32.00			BNP Paribas		5	7,115
Currency Option United States Dollar vs Turkish Lira, expiring 01/20/17, Strike Price 3.45			Citigroup Global Markets		3	9,712

						122,646

Put Options
Currency Option Euro vs United States Dollar, expiring 01/13/17, Strike Price 1.06			Citigroup Global Markets	EUR	3	3,567
Currency Option United States Dollar vs Brazilian Real, expiring 01/13/17, Strike Price 3.45			Morgan Stanley		3	16,977
Currency Option United States Dollar vs Japanese Yen, expiring 01/05/17, Strike Price 116.50			UBS AG		3	1,743

						22,287

TOTAL OPTIONS PURCHASED (cost $211,766)						144,933

TOTAL SHORT-TERM INVESTMENTS (cost $42,002,012)						40,091,941

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 104.3% (cost $677,066,313)						671,422,515

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Notional Amount (000)#	Value (Note 2)
OPTION WRITTEN*
Call Options
10 Year U.S. Treasury Notes, expiring 01/27/17, Strike Price $126.00 (premiums received $85,539)	275	$(38,672)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 104.3% (cost $676,980,774)		671,383,843
Liabilities in excess of other assets(z) — (4.3)%		(27,882,626)

NET ASSETS — 100.0%		$643,501,217

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,998,999 and 0.3% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
925	2 Year U.S. Treasury Notes	Mar. 2017	$200,671,059	$200,435,938	$(235,121)

Short Positions:
32	90 Day Euro Dollar	Sep. 2018	7,862,400	7,850,000	12,400
1	5 Year Euro-Bobl	Mar. 2017	139,435	140,666	(1,231)
621	5 Year U.S. Treasury Notes	Mar. 2017	73,002,447	73,069,383	(66,936)
2	10 Year Euro-Bund	Mar. 2017	339,460	345,586	(6,126)
1	10 Year U.K. Gilt	Mar. 2017	152,313	155,074	(2,761)
116	10 Year U.S. Treasury Notes	Mar. 2017	14,443,779	14,416,625	27,154
70	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	9,376,031	9,384,375	(8,344)
20	20 Year U.S. Treasury Bonds	Mar. 2017	3,016,290	3,013,125	3,165
28	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	4,537,439	4,487,000	50,439

					7,760

					$(227,361)

Cash of $528,030 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/04/17	BNP Paribas	BRL	409	$119,340	$125,310	$5,970
Expiring 01/04/17	Goldman Sachs & Co.	BRL	1,251	370,000	383,793	13,793

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/04/17	Goldman Sachs & Co.	BRL	750	$220,000	$230,138	$10,138
Expiring 01/04/17	Goldman Sachs & Co.	BRL	561	162,000	172,124	10,124
Expiring 01/04/17	Nomura Securities Co.	BRL	888	267,000	272,424	5,424
Expiring 01/04/17	Royal Bank of Scotland Group PLC	BRL	1,019	300,000	312,490	12,490
Expiring 02/01/17	Goldman Sachs & Co.	BRL	370	110,000	112,519	2,519
Expiring 02/01/17	Morgan Stanley	BRL	372	110,000	113,088	3,088
Expiring 02/07/17	Goldman Sachs & Co.	BRL	1,513	435,889	459,566	23,677
British Pound,
Expiring 01/09/17	JPMorgan Chase	GBP	3	3,757	3,699	(58)
Canadian Dollar,
Expiring 01/18/17	JPMorgan Chase	CAD	2,261	1,670,000	1,684,392	14,392
Chinese Renminbi,
Expiring 01/06/17	BNP Paribas	CNH	901	130,000	128,827	(1,173)
Expiring 01/06/17	Citigroup Global Markets	CNH	447	64,500	63,943	(557)
Expiring 01/06/17	Hong Kong & Shanghai Bank	CNH	728	105,000	104,098	(902)
Expiring 01/06/17	JPMorgan Chase	CNH	312	45,000	44,608	(392)
Expiring 01/06/17	Royal Bank of Scotland Group PLC	CNH	107	15,500	15,368	(132)
Euro,
Expiring 01/10/17	Goldman Sachs & Co.	EUR	128	137,366	134,821	(2,545)
Expiring 01/12/17	Deutsche Bank AG	EUR	115	125,124	120,726	(4,398)
Expiring 01/12/17	Royal Bank of Scotland Group PLC	EUR	220	234,630	231,749	(2,881)
Expiring 02/14/17	Goldman Sachs & Co.	EUR	103	108,925	108,325	(600)
Expiring 02/14/17	Goldman Sachs & Co.	EUR	9	9,990	9,770	(220)
Expiring 02/14/17	UBS AG	EUR	93	99,984	97,961	(2,023)
Expiring 02/14/17	UBS AG	EUR	1	1,042	1,031	(11)
Japanese Yen,
Expiring 01/27/17	Morgan Stanley	JPY	11,272	98,000	96,610	(1,390)
Mexican Peso,
Expiring 02/07/17	Deutsche Bank AG	MXN	2,590	125,000	124,214	(786)
Expiring 02/07/17	UBS AG	MXN	2,594	125,000	124,416	(584)
Russian Ruble,
Expiring 01/10/17	JPMorgan Chase	RUB	11,013	172,000	179,090	7,090
Expiring 01/13/17	Bank of America	RUB	4,777	74,000	77,625	3,625
Expiring 01/13/17	Deutsche Bank AG	RUB	23,938	370,000	389,007	19,007
Expiring 01/13/17	Deutsche Bank AG	RUB	4,273	66,600	69,441	2,841
South African Rand,
Expiring 01/17/17	Morgan Stanley	ZAR	3,438	250,000	249,374	(626)
South Korean Won,
Expiring 01/23/17	Barclays Capital Group	KRW	38,524	32,800	31,896	(904)

				$6,158,447	$6,272,443	113,996

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/04/17	Goldman Sachs & Co.	BRL	893	$267,000	$273,816	$(6,816)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	892	267,000	273,488	(6,488)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	209	59,670	64,085	(4,415)
Expiring 01/04/17	Morgan Stanley	BRL	1,060	311,500	325,186	(13,686)
Expiring 01/04/17	Morgan Stanley	BRL	1,054	311,500	323,370	(11,870)
Expiring 01/04/17	Morgan Stanley	BRL	569	162,000	174,435	(12,435)
Expiring 01/04/17	Morgan Stanley	BRL	208	59,670	63,900	(4,230)
Expiring 02/07/17	Goldman Sachs & Co.	BRL	2,094	637,194	636,051	1,143
Expiring 02/07/17	Goldman Sachs & Co.	BRL	475	142,292	144,269	(1,977)
Expiring 02/07/17	Nomura Securities Co.	BRL	585	177,933	177,663	270
British Pound,
Expiring 01/09/17	Citigroup Global Markets	GBP	153	191,485	188,612	2,873

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 01/20/17	Hong Kong & Shanghai Bank	GBP	135	$170,984	$166,262	$4,722
Canadian Dollar,
Expiring 01/18/17	UBS AG	CAD	2,241	1,670,000	1,669,327	673
Chilean Peso,
Expiring 01/05/17	Royal Bank of Scotland Group PLC	CLP	144,639	214,232	215,846	(1,614)
Chinese Renminbi,
Expiring 01/06/17	Hong Kong & Shanghai Bank	CNH	4,147	600,002	593,158	6,844
Euro,
Expiring 01/05/17	Goldman Sachs & Co.	EUR	915	973,092	963,496	9,596
Expiring 01/05/17	State Street Bank	EUR	75	79,588	78,975	613
Expiring 01/10/17	Bank of America	EUR	128	135,977	134,821	1,156
Expiring 01/12/17	Goldman Sachs & Co.	EUR	220	234,056	231,749	2,307
Expiring 01/12/17	Goldman Sachs & Co.	EUR	208	233,154	218,912	14,242
Expiring 01/12/17	Goldman Sachs & Co.	EUR	73	77,479	77,250	229
Expiring 01/12/17	Goldman Sachs & Co.	EUR	73	77,474	77,249	225
Expiring 01/12/17	Goldman Sachs & Co.	EUR	73	77,460	77,250	210
Expiring 02/06/17	Morgan Stanley	EUR	99	110,223	104,315	5,908
Expiring 02/14/17	Citigroup Global Markets	EUR	581	644,031	612,567	31,464
Expiring 02/14/17	Morgan Stanley	EUR	104	115,019	109,355	5,664
Indian Rupee,
Expiring 01/18/17	Royal Bank of Scotland Group PLC	INR	10,380	153,300	152,625	675
Mexican Peso,
Expiring 01/23/17	Morgan Stanley	MXN	5,908	289,035	283,913	5,122
Expiring 02/07/17	Goldman Sachs & Co.	MXN	5,146	250,000	246,818	3,182
Expiring 02/16/17	Goldman Sachs & Co.	MXN	315,172	16,774,891	15,101,653	1,673,238
Expiring 02/16/17	Northern Trust Bank FSB	MXN	4,828	256,963	231,324	25,639
Expiring 03/02/17	Goldman Sachs & Co.	MXN	955	46,353	45,663	690
Expiring 03/02/17	State Street Bank	MXN	66,796	3,242,987	3,195,464	47,523
New Taiwanese Dollar,
Expiring 01/23/17	Nomura Securities Co.	TWD	7,346	231,000	228,189	2,811
Russian Ruble,
Expiring 01/10/17	Morgan Stanley	RUB	10,581	172,000	172,071	(71)
Expiring 01/13/17	BNP Paribas	RUB	28,611	444,000	464,959	(20,959)
Expiring 01/13/17	Hong Kong & Shanghai Bank	RUB	4,073	66,600	66,189	411
South Korean Won,
Expiring 01/23/17	Royal Bank of Scotland Group PLC	KRW	220,624	187,800	182,666	5,134

				$30,114,944	$28,346,941	1,768,003

						$1,881,999

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Republic of Argentina	12/20/21	5.000%	284	4.204%	$(10,359)	$(9,771)	$(588)	Citigroup Global Markets
Republic of Argentina	12/20/21	5.000%	43	4.204%	(1,570)	(2,052)	482	Bank of America
Republic of Philippines	12/20/21	1.000%	1,140	1.101%	4,999	4,611	388	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%	380	1.101%	1,667	1,725	(58)	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%	335	1.101%	1,466	1,272	194	BNP Paribas
Republic of Philippines	12/20/21	1.000%	272	1.101%	1,192	2,157	(965)	Citigroup Global Markets
Republic of Philippines	12/20/21	1.000%	264	1.101%	1,155	2,704	(1,549)	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Republic of Philippines	12/20/21	1.000%	255	1.101%	$1,118	$557	$561	JPMorgan Chase
Republic of Philippines	12/20/21	1.000%	207	1.101%	910	982	(72)	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%	150	1.101%	659	674	(15)	Citigroup Global Markets
Republic of Philippines	12/20/21	1.000%	138	1.101%	604	625	(21)	JPMorgan Chase
Republic of Philippines	12/20/21	1.000%	130	1.101%	569	518	51	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%	128	1.101%	561	511	50	UBS AG
Republic of Philippines	12/20/21	1.000%	110	1.101%	482	980	(498)	Bank of America
Republic of Philippines	12/20/21	1.000%	104	1.101%	454	414	40	Barclays Capital Group
Republic of Philippines	12/20/21	1.000%	74	1.101%	322	161	161	Citigroup Global Markets
Republic of Philippines	12/20/21	1.000%	52	1.101%	228	207	21	Barclays Capital Group
Republic of South Africa	12/20/21	1.000%	1,760	2.140%	91,700	135,214	(43,514)	Barclays Capital Group
Republic of South Africa	12/20/21	1.000%	745	2.140%	38,816	57,567	(18,751)	JPMorgan Chase
Republic of South Africa	12/20/21	1.000%	715	2.140%	37,253	55,249	(17,996)	Citigroup Global Markets
Republic of South Africa	12/20/21	1.000%	295	2.140%	15,370	22,795	(7,425)	Bank of America
Republic of South Africa	12/20/21	1.000%	178	2.140%	9,275	13,675	(4,400)	Goldman Sachs & Co.
Russian Federation	12/20/21	1.000%	225	1.795%	8,230	12,536	(4,306)	Bank of America
Russian Federation	12/20/21	1.000%	225	1.795%	8,230	12,536	(4,306)	Bank of America
Russian Federation	12/20/21	1.000%	225	1.795%	7,850	12,511	(4,661)	Bank of America
Russian Federation	12/20/21	1.000%	225	1.795%	7,850	12,413	(4,563)	Bank of America
Russian Federation	12/20/21	1.000%	225	1.795%	7,850	12,413	(4,563)	Bank of America
Russian Federation	12/20/21	1.000%	135	1.795%	4,938	7,521	(2,583)	Bank of America

					$241,819	$360,705	$(118,886)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.26.V1	06/20/21	5.000%	17,560	$843,043	$1,260,677	$417,634
CDX.NA.HY.27.V1	12/20/21	5.000%	43,525	1,935,650	2,767,500	831,850
CDX.NA.IG.26.V1	06/20/21	1.000%	9,280	125,833	157,909	32,076
CDX.NA.IG.27.V1	12/20/21	1.000%	2,167	24,714	33,529	8,815

				$2,929,240	$4,219,615	$1,290,375

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
CAD	45,470	11/15/18	1.080%	3 Month Canadian Bankers Acceptance(2)	$—	$(43,088)	$(43,088)
	11,000	02/29/20	1.359%	3 Month LIBOR(1)	—	77,702	77,702
	10,910	02/29/20	1.374%	3 Month LIBOR(1)	—	71,706	71,706
	5,880	02/29/20	1.318%	3 Month LIBOR(1)	—	49,736	49,736
	5,440	02/29/20	1.350%	3 Month LIBOR(1)	—	40,120	40,120
	5,440	02/29/20	1.320%	3 Month LIBOR(1)	—	45,112	45,112
	4,840	02/29/20	1.318%	3 Month LIBOR(1)	—	40,857	40,857
	21,755	05/31/20	1.622%	3 Month LIBOR(2)	—	(93,620)	(93,620)

					$—	$188,525	$188,525

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	5,402	07/03/17	12.850%	Brazilian Interbank Overnight Lending Rate(1)	$(650)	$—	$(650)	JPMorgan Chase
BRL	4,765	07/03/17	12.850%	Overnight Brazil Interbank Deposit(1)	376	—	376	JPMorgan Chase
BRL	2,787	07/03/17	13.110%	Overnight Brazil Interbank Deposit(1)	(839)	—	(839)	Citigroup Global Markets
BRL	2,322	07/03/17	13.130%	Overnight Brazil Interbank Deposit(1)	(806)	—	(806)	Bank of America
BRL	5,239	01/02/18	12.100%	Brazilian Interbank Overnight Lending Rate(1)	(3,958)	—	(3,958)	Bank of America

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL	4,212	01/02/18	12.080%	Brazilian Interbank Overnight Lending Rate(1)	$(2,897)	$—	$(2,897)	Bank of America
BRL	1,842	01/02/19	12.462%	Overnight Brazil Interbank Deposit(2)	11,433	—	11,433	Bank of America
BRL	1,838	01/02/19	12.285%	Overnight Brazil Interbank Deposit(2)	9,775	—	9,775	Bank of America
BRL	1,007	01/02/19	12.305%	Overnight Brazil Interbank Deposit(2)	5,492	—	5,492	JPMorgan Chase
BRL	1,960	01/02/20	11.095%	Brazilian Interbank Overnight Lending Rate(2)	(3,261)	—	(3,261)	Goldman Sachs & Co.
BRL	1,507	01/02/20	11.875%	Overnight Brazil Interbank Deposit(2)	8,313	—	8,313	JPMorgan Chase
BRL	1,386	01/02/20	11.860%	Brazilian Interbank Overnight Lending Rate(2)	8,634	—	8,634	JPMorgan Chase
BRL	1,099	01/02/20	11.000%	Brazilian Interbank Overnight Lending Rate(2)	(2,460)	—	(2,460)	Bank of America
BRL	1,097	01/02/20	12.170%	Brazilian Interbank Overnight Lending Rate(2)	10,043	—	10,043	JPMorgan Chase
BRL	1,061	01/02/20	11.040%	Brazilian Interbank Overnight Lending Rate(2)	(2,010)	—	(2,010)	JPMorgan Chase
BRL	1,043	01/02/20	11.030%	Brazilian Interbank Overnight Lending Rate(2)	(2,040)	—	(2,040)	Citigroup Global Markets
BRL	805	01/02/20	11.770%	Brazilian Interbank Overnight Lending Rate(2)	4,336	—	4,336	Citigroup Global Markets
BRL	804	01/02/20	12.005%	Brazilian Interbank Overnight Lending Rate(2)	6,129	—	6,129	JPMorgan Chase
BRL	620	01/02/20	12.100%	Brazilian Interbank Overnight Lending Rate(2)	5,272	—	5,272	Citigroup Global Markets
BRL	586	01/02/20	11.020%	Brazilian Interbank Overnight Lending Rate(2)	(1,220)	—	(1,220)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL	572	01/02/20	11.800%	Brazilian Interbank Overnight Lending Rate(2)	$3,243	$—	$3,243	Bank of America
BRL	572	01/02/20	11.810%	Brazilian Interbank Overnight Lending Rate(2)	3,296	—	3,296	Bank of America
BRL	550	01/02/20	10.980%	Brazilian Interbank Overnight Lending Rate(2)	(1,353)	—	(1,353)	JPMorgan Chase
BRL	538	01/02/20	11.097%	Brazilian Interbank Overnight Lending Rate(2)	(884)	—	(884)	Goldman Sachs & Co.
BRL	55	01/02/20	11.375%	Overnight Brazil Interbank Deposit(2)	46	—	46	JPMorgan Chase
MXN	28,138	11/21/18	7.040%	28 Day Mexican Interbank Rate(2)	(5,946)	—	(5,946)	Goldman Sachs & Co.
MXN	15,750	11/21/18	7.060%	28 Day Mexican Interbank Rate(2)	(3,054)	—	(3,054)	JPMorgan Chase
MXN	13,307	11/21/18	7.000%	28 Day Mexican Interbank Rate(2)	(3,274)	—	(3,274)	JPMorgan Chase
MXN	13,125	11/21/18	7.070%	28 Day Mexican Interbank Rate(2)	(906)	—	(906)	Citigroup Global Markets
MXN	15,750	11/22/18	7.100%	28 Day Mexican Interbank Rate(2)	(1,155)	—	(1,155)	Citigroup Global Markets
MXN	22,400	11/28/18	6.980%	28 Day Mexican Interbank Rate(2)	(3,996)	—	(3,996)	Citigroup Global Markets
MXN	13,222	11/28/18	7.000%	28 Day Mexican Interbank Rate(2)	(2,128)	—	(2,128)	JPMorgan Chase
MXN	12,707	11/28/18	6.980%	28 Day Mexican Interbank Rate(2)	(2,268)	—	(2,268)	JPMorgan Chase
MXN	26,663	11/29/18	6.850%	28 Day Mexican Interbank Rate(2)	(8,459)	(64)	(8,395)	JPMorgan Chase
MXN	19,187	11/30/18	6.930%	28 Day Mexican Interbank Rate(2)	(4,602)	(142)	(4,460)	Bank of America
MXN	14,069	11/30/18	6.890%	28 Day Mexican Interbank Rate(2)	(3,870)	(102)	(3,768)	Goldman Sachs & Co.
MXN	1,742	07/17/25	6.325%	28 Day Mexican Interbank Rate(2)	(8,236)	—	(8,236)	Citigroup Global Markets
MXN	5,260	08/06/25	6.330%	28 Day Mexican Interbank Rate(2)	(25,007)	(56)	(24,951)	Citigroup Global Markets
MXN	6,621	08/11/25	6.307%	28 Day Mexican Interbank Rate(1)	32,117	69	32,048	Deutsche Bank AG
MXN	1,784	08/11/25	6.310%	28 Day Mexican Interbank Rate(1)	8,635	18	8,617	Bank of America
MXN	1,784	08/11/25	6.310%	28 Day Mexican Interbank Rate(1)	8,635	18	8,617	Bank of America
MXN	4,049	11/11/26	7.780%	28 Day Mexican Interbank Rate(1)	1,900	—	1,900	JPMorgan Chase
MXN	3,414	11/11/26	7.780%	28 Day Mexican Interbank Rate(1)	1,603	—	1,603	Citigroup Global Markets
MXN	2,035	11/11/26	7.800%	28 Day Mexican Interbank Rate(1)	1,055	—	1,055	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
MXN	3,292	11/18/26	7.690%	28 Day Mexican Interbank Rate(1)	$2,717	$—	$2,717	JPMorgan Chase
MXN	1,424	11/18/26	7.690%	28 Day Mexican Interbank Rate(1)	1,176	—	1,176	Citigroup Global Markets
MXN	4,978	11/20/26	7.770%	28 Day Mexican Interbank Rate(1)	2,811	55	2,756	Bank of America
MXN	3,549	11/20/26	7.745%	28 Day Mexican Interbank Rate(1)	2,312	39	2,273	Goldman Sachs & Co.
ZAR	2,630	11/14/26	8.710%	3 Month JIBAR(1)	(5,343)	13	(5,356)	JPMorgan Chase
ZAR	2,215	11/14/26	8.710%	3 Month JIBAR(1)	(4,558)	11	(4,569)	JPMorgan Chase

					$34,169	$(141)	$34,310

Cash of $3,468,000 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open centrally cleared interest rate swap and credit default swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$30,842,700	$1,998,999
Non-Residential Mortgage-Backed Securities	—	113,747,404	—
Residential Mortgage-Backed Securities	—	598,566	—
Commercial Mortgage-Backed Securities	—	101,809,878	—
Corporate Obligations	—	220,755,784	—
Foreign Government Bonds	—	11,457,173	—
Municipal Bonds	—	17,392,058	—
Residential Mortgage-Backed Securities	—	42,599,887	—
U.S. Government Agency Obligations	—	57,232,780	—
U.S. Treasury Obligations	—	32,895,345	—
Affiliated Mutual Funds	3,879,211	—	—
Certificates of Deposit	—	7,007,109	—
Commercial Paper	—	10,505,539	—
Foreign Treasury Bills	—	18,555,149	—
Options Purchased	90,234	54,699	—
Options Written	(38,672)	—	—
Other Financial Instruments*
Futures Contracts	(227,361)	—	—
OTC Forward Foreign Currency Contracts	—	1,881,999	—
Centrally Cleared Credit Default Swap Agreements	—	1,290,375	—
OTC Credit Default Swap Agreements	—	241,819	—
Centrally Cleared Interest Rate Swap Agreements	—	188,525	—
OTC Interest Rate Swap Agreements	—	34,169	—

Total	$3,703,412	$669,090,958	$1,998,999

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Non-Residential Mortgage-Backed Securities	17.7%
Commercial Mortgage-Backed Securities	15.8
Banks	13.3
U.S. Government Agency Obligations	8.9
Residential Mortgage-Backed Securities	6.7
Collateralized Loan Obligations	5.1
U.S. Treasury Obligations	5.1
Diversified Financial Services	4.0
Foreign Treasury Bills	2.9
Auto Manufacturers	2.7
Municipal Bonds	2.7
Pharmaceuticals	2.0
Foreign Government Bonds	1.8
Commercial Paper	1.6
Oil & Gas	1.5
Media	1.2
Certificates of Deposit	1.1
Healthcare-Services	1.0
Computers	0.8

Insurance	0.8%
Telecommunications	0.8
Airlines	0.7
Healthcare-Products	0.7
Pipelines	0.7
Real Estate Investment Trusts (REITs)	0.7
Affiliated Mutual Funds	0.6
Beverages	0.6
Retail	0.6
Trucking & Leasing	0.6
Electric	0.4
Software	0.3
Foods	0.2
Home Builders	0.2
Semiconductors	0.2
Agriculture	0.1
Leisure Time	0.1
Miscellaneous Manufacturing	0.1

104.3
Liabilities in excess of other assets	(4.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,290,375	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	372,528		Premiums received for OTC swap agreements	11,823
Credit contracts	Unrealized appreciation on OTC swap agreements	1,948		Unrealized depreciation on OTC swap agreements	120,834
Foreign exchange contracts	Unaffiliated investments	54,699		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,986,742		Unrealized depreciation on OTC forward foreign currency exchange contracts	104,743
Interest rate contracts	Due from/to broker — variation margin futures	93,158	*	Due from/to broker — variation margin futures	320,519	*
Interest rate contracts	Due from/to broker — variation margin swaps	325,233	*	Due from/to broker — variation margin swaps	136,708	*
Interest rate contracts	Premiums paid for OTC swap agreements	223		Premiums received for OTC swap agreements	364
Interest rate contracts	Unaffiliated investments	90,234		Options written outstanding, at value	38,672
Interest rate contracts	Unrealized appreciation on OTC swap agreements	139,150		Unrealized depreciation on OTC swap agreements	104,840

Total		$4,354,290			$838,503

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Credit Contracts	$—	$—	$—	$—	$216,333	$216,333
Foreign exchange contracts	(146,577)	—	—	47,375	—	(99,202)
Interest rate contracts	(371,449)	205,451	1,654,888	—	167,568	1,656,458

Total	$(518,026)	$205,451	$1,654,888	$47,375	$383,901	$1,773,589

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward & Cross Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$1,187,188	$1,187,188
Foreign exchange contracts	8,938	—	—	1,885,339	—	1,894,277
Interest rate contracts	(77,743)	46,867	170,552	—	(178,833)	(39,157)

Total	$(68,805)	$46,867	$170,552	$1,885,339	$1,008,355	$3,042,308

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Cross Currency Exchange Contracts(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)
$276,764	$420,000	$248,050,622	$93,094,061	$5,156,554	$11,949,321	$27,998,054

Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)
$83,354,000	$6,104,000	$29,207,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$149,500	$(51,229)	$—	$98,271
Barclays Capital Group	144,171	(44,548)	—	99,623
BNP Paribas	14,551	(14,551)	—	—
Citigroup Global Markets	123,418	(73,291)	—	50,127
Deutsche Bank AG	53,965	(5,184)	—	48,781
Goldman Sachs & Co.	1,782,008	(41,422)	(1,740,586)	—
Hong Kong & Shanghai Bank	20,543	(902)	—	19,641
JPMorgan Chase	126,819	(52,343)	—	74,476
Morgan Stanley	36,759	(36,759)	—	—
Nomura Securities Co.	8,505	—	—	8,505
Northern Trust Bank FSB	25,639	—	—	25,639
Royal Bank of Scotland Group PLC	18,299	(4,627)	—	13,672
State Street Bank	48,136	—	—	48,136
UBS AG	2,977	(2,618)	—	359

	$2,555,290

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(51,229)	$51,229	$—	$—
Barclays Capital Group	(44,548)	44,548	—	—
BNP Paribas	(22,132)	14,551	—	(7,581)
Citigroup Global Markets	(73,291)	73,291	—	—
Deutsche Bank AG	(5,184)	5,184	—	—
Goldman Sachs & Co.	(41,422)	41,422	—	—
Hong Kong & Shanghai Bank	(902)	902	—	—
JPMorgan Chase	(52,343)	52,343	—	—
Morgan Stanley	(44,308)	36,759	—	(7,549)
Nomura Securities Co.	—	—	—	—
Northern Trust Bank FSB	—	—	—	—
Royal Bank of Scotland Group PLC	(4,627)	4,627	—	—
State Street Bank	—	—	—	—
UBS AG	(2,618)	2,618	—	—

	$(342,604)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized appreciation on swaps and forwards, premiums received on swap agreements and market value of written options

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $673,187,102)	$667,543,304
Affiliated investments (cost $3,879,211)	3,879,211
Foreign currency, at value (cost $630,908)	620,950
Deposit with broker for centrally cleared swaps	3,468,000
Dividends and interest receivable	2,889,913
Receivable for investments sold	2,385,157
Receivable for fund share sold	2,321,030
Unrealized appreciation on OTC forward foreign currency contracts	1,986,742
Deposit with broker for futures	528,030
Premiums paid for OTC swap agreements	372,751
Unrealized appreciation on OTC swap agreements	141,098
Due from broker-variation margin swaps	46,906
Prepaid expenses	15,191

Total Assets	686,198,283

LIABILITIES:
Payable for investments purchased	39,985,755
Cash segregated from counterparty – OTC	1,800,000
Unrealized depreciation on OTC swap agreements	225,674
Due to broker-variation margin futures	167,074
Payable for fund share repurchased	165,211
Advisory fees payable	110,010
Unrealized depreciation on OTC forward foreign currency contracts	104,743
Accrued expenses and other liabilities	65,557
Options written outstanding, at value (premiums received $85,539)	38,672
Distribution fee payable	21,837
Premiums received for OTC swap agreements	12,187
Affiliated transfer agent fee payable	346

Total Liabilities	42,697,066

NET ASSETS	$643,501,217

Net assets were comprised of:
Paid-in capital	$634,711,760
Retained earnings	8,789,457

Net assets, December 31, 2016	$643,501,217

Net asset value and redemption price per share, $643,501,217 / 60,942,599 outstanding shares of beneficial interest	$10.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$13,930,752
Affiliated dividend income	251,639
Income from securities lending, net (including affiliated income of $11,053)	11,886

14,194,277

EXPENSES
Advisory fees	3,482,720
Distribution fee	1,839,308
Custodian and accounting fees	219,000
Audit fee	63,000
Trustees’ fees	16,000
Shareholders’ reports	13,000
Insurance expenses	10,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Loan interest expense	27
Miscellaneous	10,918

Total expenses	5,668,973
Less: advisory fee waivers and/or expense reimbursement	(419,362)

Net expenses	5,249,611

NET INVESTMENT INCOME (LOSS)	8,944,666

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,167))	(2,589,401)
Futures transactions	1,654,888
Options written transactions	205,451
Swap agreements transactions	383,901
Foreign currency transactions	(672,739)

(1,017,900)

Net change in unrealized appreciation (depreciation) on:
Investments	1,329,670
Futures	170,552
Options written	46,867
Swap agreements	1,008,355
Foreign currencies	1,876,951

4,432,395

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	3,414,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,359,161

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,944,666	$7,863,242
Net realized gain (loss) on investment and foreign currency transactions	(1,017,900)	(16,808,850)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,432,395	13,559,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,359,161	4,613,902

FUND SHARE TRANSACTIONS:
Fund share sold [8,372,360 and 9,570,896 shares, respectively].	87,720,173	99,731,981
Fund share repurchased [30,473,589 and 15,343,889 shares, respectively]	(319,692,564)	(159,958,392)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(231,972,391)	(60,226,411)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(219,613,230)	(55,612,509)
NET ASSETS:
Beginning of year	863,114,447	918,726,956

End of year	$643,501,217	$863,114,447

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 89.9%		Value (Note 2)
COMMON STOCKS — 57.0%	Shares
Aerospace & Defense — 1.3%
BAE Systems PLC (United Kingdom)	745,115	$5,419,662
Boeing Co. (The)	90,457	14,082,346
General Dynamics Corp.	13,000	2,244,580
HEICO Corp. (Class A Stock)	6,600	448,140
Leonardo SpA (Italy)*	467,945	6,553,719
Lockheed Martin Corp.	36,235	9,056,576
Moog, Inc. (Class A Stock)*	16,100	1,057,448
Northrop Grumman Corp.	29,759	6,921,348
Raytheon Co.	49,096	6,971,631
Rolls-Royce Holdings PLC (United Kingdom)*	21,293,952	26,243
Rolls-Royce Holdings PLC (United Kingdom)*	611,900	5,025,871
Senior PLC (United Kingdom)	125,600	300,369
Spirit AeroSystems Holdings, Inc. (Class A Stock)	49,049	2,862,009
Teledyne Technologies, Inc.*	5,800	713,400

		61,683,342

Air Freight & Logistics — 0.5%
Air Transport Services Group, Inc.*	81,690	1,303,772
C.H. Robinson Worldwide, Inc.(a)	26,100	1,912,086
Deutsche Post AG (Germany)	253,597	8,316,750
Expeditors International of Washington, Inc.(a)	34,400	1,821,824
FedEx Corp.	38,872	7,237,966
Hub Group, Inc. (Class A Stock)*	28,570	1,249,938

		21,842,336

Airlines — 0.3%
Copa Holdings SA (Panama) (Class A Stock)	13,270	1,205,314
JetBlue Airways Corp.*	306,383	6,869,107
United Continental Holdings, Inc.*	78,504	5,721,372

		13,795,793

Auto Components — 0.4%
Bridgestone Corp. (Japan)(a)	72,000	2,590,617
Cooper Tire & Rubber Co.	36,430	1,415,306
Delphi Automotive PLC	52,391	3,528,534
ElringKlinger AG (Germany)	14,700	245,333
Exedy Corp. (Japan)	20,100	564,568
HI-LEX Corp. (Japan)	17,900	450,743
Hyundai Wia Corp. (South Korea)*	6,577	396,993
Motorcar Parts of America, Inc.*	39,340	1,059,033
NHK Spring Co. Ltd. (Japan)	79,000	751,325
Tenneco, Inc.*	99,440	6,212,016
Valeo SA (France)	62,449	3,585,073

		20,799,541

Automobiles — 0.6%
Fuji Heavy Industries Ltd. (Japan)	123,300	5,023,785
Great Wall Motor Co. Ltd. (China) (Class H Stock)	722,000	669,751
Honda Motor Co. Ltd. (Japan)	528,200	15,420,965
Suzuki Motor Corp. (Japan)	155,000	5,441,876

		26,556,377

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks — 5.3%
Australia & New Zealand Banking Group Ltd. (Australia)	592,612	$12,973,001
Banca Popolare dell’Emilia Romagna SC (Italy)	73,300	389,033
Banco Bilbao Vizcaya Argentaria SA (Spain)	650,091	4,380,930
Bank of America Corp.	925,457	20,452,600
Bank of China Ltd. (China) (Class H Stock)	2,867,000	1,264,135
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	48,700	1,531,127
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	3,279,300	2,832,380
Bankinter SA (Spain)	538,513	4,164,583
BankUnited, Inc.	54,400	2,050,336
Banque Cantonale Vaudoise (Switzerland)	1,320	835,646
Blue Hills Bancorp, Inc.	70,800	1,327,500
BNP Paribas SA (France)	108,667	6,915,364
BOC Hong Kong Holdings Ltd. (Hong Kong)	1,649,000	5,873,009
Boston Private Financial Holdings, Inc.(a)	86,060	1,424,293
CaixaBank SA (Spain)	1,058,682	3,489,193
Camden National Corp.	39,550	1,757,998
Capitec Bank Holdings Ltd. (South Africa)	31,965	1,613,306
China Construction Bank Corp. (China) (Class H Stock)	4,852,000	3,715,809
Citigroup, Inc.	304,797	18,114,086
Citizens Financial Group, Inc.	110,724	3,945,096
Dah Sing Financial Holdings Ltd. (Hong Kong)	133,600	901,939
Danske Bank A/S (Denmark)	203,632	6,160,635
E.Sun Financial Holding Co. Ltd. (Taiwan)	4,841,200	2,747,611
East West Bancorp, Inc.	30,200	1,535,066
Financial Institutions, Inc.	21,900	748,980
FinecoBank Banca Fineco SpA (Italy)	83,115	464,713
First Citizens BancShares, Inc. (Class A Stock)	3,370	1,196,350
First Connecticut Bancorp, Inc.	12,500	283,125
First Foundation, Inc.*	15,800	450,300
First Northwest Bancorp*	56,900	887,640
Great Western Bancorp, Inc.	48,400	2,109,756
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	276,600	1,362,341
Grupo Financiero Galicia SA (Argentina), ADR(a)	38,300	1,031,036
Hanmi Financial Corp.	39,740	1,386,926
HSBC Holdings PLC (United Kingdom), (QMTF)	721,109	5,818,386
Independent Bank Corp.	25,230	547,491
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	3,801,000	2,266,279
Intesa Sanpaolo SpA (Italy)	2,469,403	6,255,371
Investors Bancorp, Inc.	179,953	2,510,344
JPMorgan Chase & Co.	64,679	5,581,151
Jyske Bank A/S (Denmark)	14,900	708,540
Kasikornbank PCL (Thailand)	517,100	2,554,438
KB Financial Group, Inc. (South Korea)*	62,580	2,211,545
KBC Group NV (Belgium)	128,469	7,937,845
Lloyds Banking Group PLC (United Kingdom)	9,624,071	7,390,153
M&T Bank Corp.(a)	7,240	1,132,553
Midland States Bancorp, Inc.	31,900	1,154,142

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,499,100	$15,412,761
Moneta Money Bank A/S (Czech Republic), 144A*	428,796	1,382,586
Nordea Bank AB (Sweden)	966,678	10,711,397
Regions Financial Corp.	734,505	10,547,492
Sberbank of Russia PJSC (Russia)	1,458,496	4,116,473
Shinhan Financial Group Co. Ltd. (South Korea)*	12,928	484,815
Shinsei Bank Ltd. (Japan)	1,680,000	2,811,216
Societe Generale SA (France)	186,563	9,176,471
SpareBank 1 SR-Bank ASA (Norway)	57,100	401,627
Suruga Bank Ltd. (Japan)	147,400	3,291,073
Swedbank AB (Sweden) (Class A Stock)	253,625	6,110,965
Synovus Financial Corp.	23,781	976,923
TCF Financial Corp.	45,500	891,345
United Community Banks, Inc.	64,500	1,910,490
United Overseas Bank Ltd. (Singapore)	525,262	7,379,353
Univest Corp. of Pennsylvania	8,400	259,560
US Bancorp	34,900	1,792,813
Virgin Money Holdings UK PLC (United Kingdom)	68,900	257,104
Wells Fargo & Co.	91,623	5,049,344
Western Alliance Bancorp*	38,880	1,893,845
Wintrust Financial Corp.	2,500	181,425
Yadkin Financial Corp.	56,100	1,921,986

		253,345,145

Beverages — 1.2%
Ambev SA (Brazil)	192,300	968,974
Anheuser-Busch InBev SA/NV (Belgium)	120,418	12,745,563
Asahi Group Holdings Ltd. (Japan)	49,700	1,564,810
Britvic PLC (United Kingdom)	119,765	836,249
Coca-Cola Bottling Co. Consolidated(a)	5,500	983,675
Coca-Cola Co. (The)	40,460	1,677,472
Coca-Cola East Japan Co. Ltd. (Japan)	30,200	664,827
Constellation Brands, Inc. (Class A Stock)	11,100	1,701,741
Cott Corp. (Canada)	84,900	961,144
Diageo PLC (United Kingdom)	377,945	9,807,677
Dr. Pepper Snapple Group, Inc.	20,170	1,828,814
Fomento Economico Mexicano SAB de CV (Mexico), UTS	87,900	669,077
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	54,500	551,800
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	13,200	631,965
Molson Coors Brewing Co. (Class B Stock)	18,700	1,819,697
Monster Beverage Corp.*(a)	43,600	1,933,224
PepsiCo, Inc.	179,337	18,764,030
Wuliangye Yibin Co. Ltd. (China) (Class A Stock)	163,400	807,978

		58,918,717

Biotechnology — 1.4%
Ablynx NV (Belgium)*(a)	41,700	473,648
Advanced Accelerator Applications SA (France), ADR*	12,100	323,795
Alder Biopharmaceuticals, Inc.*(a)	39,000	811,200
Alexion Pharmaceuticals, Inc.*	79,091	9,676,784

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Amicus Therapeutics, Inc.*(a)	120,900	$600,873
Anthera Pharmaceuticals, Inc.*(a)	104,200	67,636
ARIAD Pharmaceuticals, Inc.*(a)	75,600	940,464
Atara Biotherapeutics, Inc.*	13,100	186,020
Avexis, Inc.*(a)	10,700	510,711
Biogen, Inc.*	42,034	11,920,002
BioMarin Pharmaceutical, Inc.*	55,554	4,602,093
Blueprint Medicines Corp.*(a)	24,900	698,445
CSL Ltd. (Australia)	67,360	4,871,474
DBV Technologies SA (France)*	9,600	669,101
DBV Technologies SA (France), ADR*(a)	42,000	1,475,460
Global Blood Therapeutics, Inc.*(a)	14,900	215,305
Grifols SA (Spain)	162,105	3,218,020
Loxo Oncology, Inc.*(a)	30,300	973,085
Medy-Tox, Inc. (South Korea)	8,985	2,644,235
Neurocrine Biosciences, Inc.*	26,970	1,043,739
Radius Health, Inc.*(a)	16,700	635,101
Shire PLC	182,708	10,432,551
Shire PLC, ADR	44,466	7,576,117
Swedish Orphan Biovitrum AB (Sweden)*	27,400	319,929
TESARO, Inc.*(a)	7,100	954,808

		65,840,596

Building Products — 0.4%
Allegion PLC	45,200	2,892,799
American Woodmark Corp.*	14,580	1,097,145
Armstrong World Industries, Inc.*(a)	32,800	1,371,040
Builders FirstSource, Inc.*(a)	50,166	550,321
Cie de Saint-Gobain (France)	130,715	6,080,541
Daikin Industries Ltd. (Japan)	28,900	2,647,497
Masco Corp.	87,030	2,751,889

		17,391,232

Capital Markets — 0.9%
Ashmore Group PLC (United Kingdom)	152,224	529,093
BinckBank NV (Netherlands)	74,700	431,950
Brewin Dolphin Holdings PLC (United Kingdom)	99,100	373,724
Cowen Group, Inc. (Class A Stock)*(a)	53,300	826,150
Credit Suisse Group AG (Switzerland)*	596,792	8,528,774
E*TRADE Financial Corp.*	11,050	382,883
GAM Holding AG (Switzerland)*	42,130	487,574
GCA Corp. (Japan)	96,000	673,563
Julius Baer Group Ltd. (Switzerland)*	31,184	1,381,504
London Stock Exchange Group PLC (United Kingdom)	50,220	1,794,930
Macquarie Group Ltd. (Australia)	84,156	5,271,717
Magellan Financial Group Ltd. (Australia)	135,255	2,311,820
MSCI, Inc.	36,675	2,889,257
Nasdaq, Inc.	24,700	1,657,864
Nomura Holdings, Inc. (Japan)	235,700	1,393,497
OM Asset Management PLC	41,400	600,299
Partners Group Holding AG (Switzerland)	9,485	4,440,288
State Street Corp.	81,455	6,330,683
Vontobel Holding AG (Switzerland)	19,463	1,020,893

		41,326,463

Chemicals — 1.6%
Arkema SA (France)	13,946	1,363,236

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Ashland Global Holdings, Inc.	9,610	$1,050,277
BASF SE (Germany)	128,421	11,901,640
Croda International PLC (United Kingdom)	83,887	3,299,259
D&L Industries, Inc. (Philippines)	2,628,300	602,155
Dow Chemical Co. (The)	109,639	6,273,544
Eastman Chemical Co.	82,965	6,239,798
Elementis PLC (United Kingdom)	203,606	695,542
Ferro Corp.*	63,470	909,525
Frutarom Industries Ltd. (Israel)	18,500	944,282
Incitec Pivot Ltd. (Australia)	1,630,947	4,220,226
Innophos Holdings, Inc.	7,500	391,950
Innospec, Inc.	11,500	787,750
K+S AG (Germany)(a)	129,540	3,085,790
LG Chem Ltd. (South Korea)*	7,996	1,724,313
LyondellBasell Industries NV (Class A Stock)	114,757	9,843,855
Mitsui Chemicals, Inc. (Japan)	618,000	2,768,974
Nihon Parkerizing Co. Ltd. (Japan)	88,200	1,031,396
Nitto Denko Corp. (Japan)	55,100	4,218,518
Nufarm Ltd. (Australia)	112,578	741,790
Olin Corp.(a)	39,700	1,016,717
Scotts Miracle-Gro Co. (The) (Class A Stock)(a)	7,100	678,405
Sociedad Quimica y Minera de Chile SA (Chile), ADR	4,500	128,925
Sumitomo Chemical Co. Ltd. (Japan)	623,000	2,953,224
Symrise AG (Germany)	67,493	4,100,735
Syngenta AG (Switzerland)	4,502	1,778,753
Tokyo Ohka Kogyo Co. Ltd. (Japan)	8,900	299,312
Yara International ASA (Norway)	103,236	4,061,208

		77,111,099

Commercial Services & Supplies — 0.5%
ABM Industries, Inc.	21,600	882,144
Advanced Disposal Services, Inc.*	46,300	1,028,785
Aeon Delight Co. Ltd. (Japan)	54,700	1,526,111
Copart, Inc.*	12,600	698,166
Deluxe Corp.	72,788	5,212,349
InnerWorkings, Inc.*	53,730	529,241
IWG PLC (Switzerland)	389,140	1,177,085
KAR Auction Services, Inc.	20,860	889,053
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)*	27,088	1,213,828
Matthews International Corp. (Class A Stock)	9,100	699,335
Multi-Color Corp.	28,840	2,237,984
Nissha Printing Co. Ltd. (Japan)(a)	28,700	690,417
Prosegur Cia de Seguridad SA (Spain)	81,100	506,096
Republic Services, Inc.	35,700	2,036,685
Sato Holdings Corp. (Japan)	37,300	745,427
Shanks Group PLC (United Kingdom)	1,094,878	1,243,552
Team, Inc.*	15,450	606,413
Waste Management, Inc.	28,500	2,020,935

		23,943,606

Communications Equipment — 0.6%
Brocade Communications Systems, Inc.	45,100	563,299
Ciena Corp.*	41,700	1,017,897
Cisco Systems, Inc.	520,799	15,738,546

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
CommScope Holding Co., Inc.*	174,024	$6,473,693
F5 Networks, Inc.*	8,300	1,201,176
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	327,066	1,916,925

		26,911,536

Construction & Engineering — 0.5%
Arcadis NV (Netherlands)	42,300	592,812
Balfour Beatty PLC (United Kingdom)	138,100	456,059
Boustead Projects Ltd. (Singapore)*	181,658	91,249
Bouygues SA (France)	108,657	3,889,859
China State Construction International Holdings Ltd. (China)	890,000	1,326,176
EMCOR Group, Inc.	51,672	3,656,311
Ferrovial SA (Spain)	170,867	3,047,294
Gamuda Bhd (Malaysia)	946,500	1,006,889
Monadelphous Group Ltd. (Australia)	25,086	202,739
Shimizu Corp. (Japan)	203,000	1,852,978
Taisei Corp. (Japan)	236,000	1,647,981
Vinci SA (France)	80,589	5,482,057

		23,252,404

Construction Materials — 0.3%
Adelaide Brighton Ltd. (Australia)	106,131	415,128
Cemex SAB de CV (Mexico), ADR*	60,700	487,421
CRH PLC (Ireland)	152,994	5,277,172
Eagle Materials, Inc.	11,900	1,172,507
James Hardie Industries PLC (Ireland), CDI	305,260	4,818,674
LafargeHolcim Ltd. (Switzerland)*	69,176	3,631,192
Wienerberger AG (Austria)	44,100	765,004

		16,567,098

Consumer Finance — 0.6%
AEON Financial Service Co. Ltd. (Japan)	17,600	311,734
Capital One Financial Corp.	108,845	9,495,638
Discover Financial Services	154,381	11,129,326
FirstCash, Inc.	27,000	1,269,000
Sun Hung Kai & Co. Ltd. (Hong Kong)	559,000	345,088
Synchrony Financial	173,368	6,288,057

		28,838,843

Containers & Packaging — 0.2%
Crown Holdings, Inc.*	86,244	4,533,847
FP Corp. (Japan)	18,000	823,944
Graphic Packaging Holding Co.	82,450	1,028,976
Packaging Corp. of America	11,800	1,000,876
WestRock Co.	68,015	3,453,122

		10,840,765

Diversified Consumer Services — 0.1%
Carriage Services, Inc.	24,950	714,568
Grand Canyon Education, Inc.*	17,900	1,046,255
New Oriental Education & Technology Group, Inc. (China), ADR*	39,900	1,679,790
Service Corp. International	40,130	1,139,692
ServiceMaster Global Holdings, Inc.*	35,300	1,329,751

		5,910,056

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	119,130	19,415,807

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
Challenger Ltd. (Australia)	743,356	$6,006,264
FirstRand Ltd. (South Africa)	332,183	1,281,832
Fubon Financial Holding Co. Ltd. (Taiwan)	799,000	1,259,502
ORIX Corp. (Japan)	679,100	10,569,685
Ricoh Leasing Co. Ltd. (Japan)	33,000	1,015,379

		39,548,469

Diversified Telecommunication Services — 1.6%
AT&T, Inc.	131,865	5,608,218
BCE, Inc. (Canada)	38,500	1,663,989
BT Group PLC (United Kingdom)	881,187	3,977,968
China Telecom Corp. Ltd. (China) (Class H Stock)	2,666,000	1,222,919
China Unicom Hong Kong Ltd. (China)	413,000	477,989
Cogent Communications Holdings, Inc.	34,630	1,431,951
Com Hem Holding AB (Sweden)	61,200	583,106
Deutsche Telekom AG (Germany)	554,763	9,518,215
HKT Trust & HKT Ltd. (Hong Kong)	1,694,000	2,074,901
Infrastrutture Wireless Italiane SpA (Italy), 144A	123,600	573,565
Koninklijke KPN NV (Netherlands)	1,229,237	3,635,017
LG Uplus Corp. (South Korea)*	138,662	1,314,224
Lumos Networks Corp.*	57,600	899,712
Nippon Telegraph & Telephone Corp. (Japan)	226,700	9,542,973
PCCW Ltd. (Hong Kong)	1,567,000	847,094
Spark New Zealand Ltd. (New Zealand)	1,442,033	3,412,168
Telecom Italia SpA (Italy)*	1,947,647	1,719,661
Telefonica Deutschland Holding AG (Germany)	751,699	3,213,077
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	4,392,200	1,292,152
Telia Co. AB (Sweden)	500,580	2,010,927
Telkom SA SOC Ltd. (South Africa)	225,894	1,211,141
TELUS Corp. (Canada)	60,200	1,916,769
Verizon Communications, Inc.	356,843	19,048,279

		77,196,015

Electric Utilities — 1.4%
Alliant Energy Corp.	43,042	1,630,861
American Electric Power Co., Inc.	189,768	11,947,793
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	215,000	1,707,613
CLP Holdings Ltd. (Hong Kong)	150,500	1,380,218
Edison International	28,570	2,056,754
Exelon Corp.	49,200	1,746,108
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong), 144A	971,000	800,500
Iberdrola SA (Spain)	1,123,319	7,355,386
Korea Electric Power Corp. (South Korea)*	29,314	1,069,317
Light SA (Brazil)	251,300	1,340,390
NextEra Energy, Inc.	14,500	1,732,170
Okinawa Electric Power Co., Inc. (The) (Japan)	56,600	1,271,469
PG&E Corp.	188,392	11,448,582
Portland General Electric Co.	118,590	5,138,505
Power Assets Holdings Ltd. (Hong Kong)	670,500	5,898,438
Red Electrica Corp. SA (Spain)	127,066	2,393,951
Spark Infrastructure Group (Australia)	915,368	1,570,172

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Tenaga Nasional Bhd (Malaysia)	361,300	$1,118,655
Westar Energy, Inc.	30,900	1,741,215
Xcel Energy, Inc.	50,147	2,040,983

		65,389,080

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)*	344,759	7,254,324
Eaton Corp. PLC	93,349	6,262,784
EnerSys	6,440	502,964
Legrand SA (France)	74,426	4,222,589
LS Industrial Systems Co. Ltd. (South Korea)*	9,454	310,781
Nidec Corp. (Japan)	47,000	4,046,262
OSRAM Licht AG (Germany)	11,334	593,511
PKC Group OYJ (Finland)(a)	41,900	697,232
Preformed Line Products Co.	7,780	452,174
Prysmian SpA (Italy)	17,000	435,717
Zumtobel Group AG (Austria)	56,700	1,012,634

		25,790,972

Electronic Equipment, Instruments & Components — 0.4%
AAC Technologies Holdings, Inc. (China)	32,000	289,656
Alps Electric Co. Ltd. (Japan)	80,600	1,936,654
Azbil Corp. (Japan)	25,400	713,725
CDW Corp.	21,290	1,108,996
Delta Electronics, Inc. (Taiwan)	325,000	1,597,742
Hon Hai Precision Industry Co. Ltd. (Taiwan)	588,000	1,529,440
Ingenico Group SA (France)	4,556	363,505
InvenSense, Inc.*	39,800	509,042
Keyence Corp. (Japan)	8,300	5,679,272
Kudelski SA (Switzerland)*	66,443	1,149,970
Largan Precision Co. Ltd. (Taiwan)	9,000	1,049,053
Oxford Instruments PLC (United Kingdom)	45,747	411,369
PAX Global Technology Ltd. (Hong Kong)	990,000	652,788
Sunny Optical Technology Group Co. Ltd. (China)	83,000	361,796
Tech Data Corp.*	9,100	770,588

		18,123,596

Energy Equipment & Services — 0.8%
Aker Solutions ASA (Norway)*	64,600	308,847
Amec Foster Wheeler PLC (United Kingdom)	242,660	1,401,261
Baker Hughes, Inc.	65,150	4,232,796
Boustead Singapore Ltd. (Singapore)	613,790	340,072
Essential Energy Services Ltd. (Canada)	146,200	90,378
Halliburton Co.	166,911	9,028,216
Helix Energy Solutions Group, Inc.*	96,160	848,131
John Wood Group PLC (United Kingdom)	62,514	675,059
Pason Systems, Inc. (Canada)	19,700	288,167
Schlumberger Ltd.	190,977	16,032,519
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	5,600	450,213
Tecnicas Reunidas SA (Spain)	97,736	3,997,138
US Silica Holdings, Inc.	14,300	810,524
Western Energy Services Corp. (Canada)*	45,600	105,284

		38,608,605

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) — 1.2%
alstria office REIT-AG (Germany)*	68,500	$857,272
Armada Hoffler Properties, Inc.	113,154	1,648,654
Boardwalk Real Estate Investment Trust (Canada)(a)	17,500	634,100
Boston Properties, Inc.	42,002	5,283,012
British Land Co. PLC (The) (United Kingdom)	334,229	2,593,801
CapitaLand Commercial Trust (Singapore)	989,300	1,007,870
CoreSite Realty Corp.	17,370	1,378,657
Daiwa Office Investment Corp. (Japan)	160	807,931
DCT Industrial Trust, Inc.	106,914	5,119,042
Dream Industrial Real Estate Investment Trust (Canada)	20,800	132,145
Equity LifeStyle Properties, Inc.	19,730	1,422,533
Eurocommercial Properties NV (Netherlands), CVA	17,002	653,990
Extra Space Storage, Inc.(a)	62,890	4,857,624
Forest City Realty Trust, Inc. (Class A Stock)	45,240	942,802
Fortune Real Estate Investment Trust (Hong Kong)	479,000	549,951
GEO Group, Inc. (The)	29,700	1,067,121
Goodman Group (Australia)	81,537	418,745
Great Portland Estates PLC (United Kingdom)	72,541	595,917
Hansteen Holdings PLC (United Kingdom)	288,707	404,647
Investa Office Fund (Australia)	143,399	488,390
Mack-Cali Realty Corp.	68,000	1,973,360
Medical Properties Trust, Inc.	81,000	996,300
Merlin Properties Socimi SA (Spain)	49,200	533,829
Mirvac Group (Australia)	2,621,674	4,026,096
Nippon Prologis REIT, Inc. (Japan)	359	734,109
NorthStar Realty Europe Corp.	9,116	114,588
NorthStar Realty Finance Corp.	52,250	791,588
Pennsylvania Real Estate Investment Trust	45,900	870,264
Potlatch Corp.	24,000	999,600
Public Storage	8,200	1,832,700
Sabra Health Care REIT, Inc.	23,900	583,638
Segro PLC (United Kingdom)	195,597	1,106,306
STORE Capital Corp.	46,800	1,156,428
Sun Communities, Inc.	18,500	1,417,285
Urban Edge Properties	26,900	740,019
Ventas, Inc.	49,010	3,064,105
Warehouses De Pauw CVA (Belgium)	8,003	714,447
Washington Prime Group, Inc.	66,400	691,224
Westfield Corp. (Australia)	598,463	4,046,478

		57,256,568

Food & Staples Retailing — 1.1%
Andersons, Inc. (The)	13,900	621,330
BGF retail Co. Ltd. (South Korea)*	23,822	1,612,783
Bid Corp. Ltd. (South Africa)	24,740	438,493
Costco Wholesale Corp.	14,280	2,286,371
CP ALL PCL (Thailand)	832,600	1,453,135
CVS Health Corp.	115,723	9,131,702
George Weston Ltd. (Canada)	21,500	1,818,929
Jean Coutu Group PJC, Inc. (The) (Canada) (Class A Stock)	27,100	422,249
Koninklijke Ahold Delhaize NV (Netherlands)	238,385	5,021,120

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Loblaw Cos. Ltd. (Canada)	6,700	$353,501
Magnit PJSC (Russia)	2,979	534,064
Magnit PJSC (Russia), GDR, RegS	17,100	754,161
North West Co., Inc. (The) (Canada)	53,800	1,102,727
Raia Drogasil SA (Brazil)	77,000	1,447,639
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	10,900	439,343
San-A Co. Ltd. (Japan)	25,300	1,221,934
Seven & i Holdings Co. Ltd. (Japan)	96,100	3,654,603
Sundrug Co. Ltd. (Japan)	19,600	1,355,169
Sysco Corp.	38,900	2,153,893
Tesco PLC (United Kingdom)*	728,398	1,857,279
Tsuruha Holdings, Inc. (Japan)	17,200	1,627,854
United Natural Foods, Inc.*	14,000	668,080
US Foods Holding Corp.*	24,200	665,016
Wal-Mart Stores, Inc.	161,478	11,161,359

		51,802,734

Food Products — 1.4%
Bunge Ltd.	67,449	4,872,516
Dairy Crest Group PLC (United Kingdom)	99,325	757,741
Danone SA (France)	65,646	4,153,998
Darling Ingredients, Inc.*	55,800	720,378
Dean Foods Co.(a)	46,500	1,012,770
Gruma SAB de CV (Mexico) (Class B Stock)	94,500	1,200,758
Hershey Co. (The)	18,680	1,932,072
Hormel Foods Corp.	43,040	1,498,222
Hostess Brands, Inc.*(a)	45,200	587,600
Inventure Foods, Inc.*	29,600	291,560
J.M. Smucker Co. (The)	14,280	1,828,697
Kellogg Co.	23,270	1,715,232
Kerry Group PLC (Ireland) (Class A Stock)	22,368	1,597,907
McCormick & Co., Inc.(a)	18,600	1,735,938
Mead Johnson Nutrition Co.	146,283	10,350,985
Nestle SA (Switzerland)	270,641	19,388,068
NH Foods Ltd. (Japan)	88,000	2,373,937
Ottogi Corp. (South Korea)*	508	278,531
Snyder’s-Lance, Inc.(a)	35,690	1,368,355
SunOpta, Inc. (Canada)*	85,800	604,890
Super Group Ltd. (Singapore)	386,200	341,016
Toyo Suisan Kaisha Ltd. (Japan)	67,500	2,442,106
TreeHouse Foods, Inc.*(a)	10,800	779,652
Tyson Foods, Inc. (Class A Stock)	79,317	4,892,273
Zhou Hei Ya International Holdings Co. Ltd. (China), 144A*	872,500	765,104

		67,490,306

Gas Utilities — 0.1%
Atmos Energy Corp.	31,410	2,329,052
Aygaz A/S (Turkey)	174,100	593,311
New Jersey Resources Corp.	47,300	1,679,150
South Jersey Industries, Inc.(a)	56,580	1,906,180

		6,507,693

Health Care Equipment & Supplies — 1.5%
Becton, Dickinson and Co.	3,700	612,535
Boston Scientific Corp.*	276,284	5,976,023
C.R. Bard, Inc.	27,697	6,222,408

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Cooper Cos., Inc. (The)	9,800	$1,714,314
Danaher Corp.	175,827	13,686,374
Hill-Rom Holdings, Inc.	13,500	757,890
Hoya Corp. (Japan)	100,800	4,226,486
Intuitive Surgical, Inc.*	3,000	1,902,510
Medtronic PLC	168,839	12,026,401
Merit Medical Systems, Inc.*	33,610	890,665
Nagaileben Co. Ltd. (Japan)	18,000	392,007
Olympus Corp. (Japan)	178,500	6,150,174
ResMed, Inc.(a)	29,100	1,805,655
Sartorius Stedim Biotech (France)	30,200	1,905,363
Sonova Holding AG (Switzerland)	2,368	286,504
Stryker Corp.	15,200	1,821,112
Sysmex Corp. (Japan)	51,700	2,987,199
Teleflex, Inc.	7,820	1,260,193
Zimmer Biomet Holdings, Inc.	51,144	5,278,061

		69,901,874

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*(a)	14,500	479,949
Addus HomeCare Corp.*	37,300	1,307,365
Air Methods Corp.*(a)	17,470	556,420
Almost Family, Inc.*	14,200	626,220
Amplifon SpA (Italy)	8,900	84,757
As One Corp. (Japan)	13,800	573,292
BioScrip, Inc.*(a)	214,200	222,768
Brookdale Senior Living, Inc.*	23,700	294,354
Capital Senior Living Corp.*	44,200	709,410
Cigna Corp.	5,100	680,289
Civitas Solutions, Inc.*	41,100	817,890
Envision Healthcare Corp.*	33,670	2,130,974
Fresenius Medical Care AG & Co. KGaA (Germany)	45,349	3,832,952
Fresenius SE & Co. KGaA (Germany)	66,518	5,189,142
Hanger, Inc.*	26,410	303,697
Henry Schein, Inc.*	12,400	1,881,204
Humana, Inc.	54,048	11,027,413
Laboratory Corp. of America Holdings*	13,300	1,707,454
MEDNAX, Inc.*(a)	39,300	2,619,738
Miraca Holdings, Inc. (Japan)	39,300	1,757,730
PharMerica Corp.*	45,700	1,149,355
Providence Service Corp. (The)*	11,760	447,468
Raffles Medical Group Ltd. (Singapore)	1,252,471	1,235,737
Ryman Healthcare Ltd. (New Zealand)	282,637	1,591,429
Ship Healthcare Holdings, Inc. (Japan)	17,900	458,862
Team Health Holdings, Inc.*	36,880	1,602,436
Tsukui Corp. (Japan)	93,800	634,148
UnitedHealth Group, Inc.	88,355	14,140,334

		58,062,787

Health Care Technology
CompuGroup Medical SE (Germany)	31,800	1,304,082

Hotels, Restaurants & Leisure — 0.5%
Accor SA (France)	98,040	3,652,265
Carrols Restaurant Group, Inc.*	57,180	871,995
Chipotle Mexican Grill, Inc.*(a)	2,570	969,712
Churchill Downs, Inc.	4,200	631,890
Darden Restaurants, Inc.(a)	22,200	1,614,384
Del Frisco’s Restaurant Group, Inc.*	39,100	664,700

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Denny’s Corp.*	73,950	$948,779
Genting Hong Kong Ltd. (Hong Kong)*	1,074,000	322,200
Jollibee Foods Corp. (Philippines)	132,640	516,711
McDonald’s Corp.	14,500	1,764,940
McDonald’s Holdings Co. Japan Ltd. (Japan)(a)	73,500	1,922,680
Melco Crown Entertainment Ltd. (Hong Kong), ADR(a)	153,100	2,434,289
Melia Hotels International SA (Spain)	107,300	1,249,137
Restaurant Group PLC (The) (United Kingdom)	54,000	215,832
Rezidor Hotel Group AB (Belgium)	163,600	636,044
Starbucks Corp.	32,500	1,804,400
Wyndham Worldwide Corp.	64,829	4,950,991

		25,170,949

Household Durables — 0.8%
Cairn Homes PLC (Ireland)*	657,300	933,002
De’ Longhi SpA (Italy)	25,100	595,801
Dorel Industries, Inc. (Canada) (Class B Stock)	12,900	372,785
Ethan Allen Interiors, Inc.	26,800	987,580
Helen of Troy Ltd.*	13,500	1,140,075
Installed Building Products, Inc.*	20,700	854,910
Mohawk Industries, Inc.*	26,757	5,342,838
Nien Made Enterprise Co. Ltd. (Taiwan)	235,299	2,416,329
Panasonic Corp. (Japan)	453,600	4,600,483
Redrow PLC (United Kingdom)	100,283	530,609
Sony Corp. (Japan)	288,400	8,058,454
Taylor Wimpey PLC (United Kingdom)	2,575,794	4,858,192
Techtronic Industries Co. Ltd. (Hong Kong)	2,126,000	7,607,844
TopBuild Corp.*	21,700	772,520

		39,071,422

Household Products — 0.6%
Colgate-Palmolive Co.	26,680	1,745,939
Kimberly-Clark Corp.	73,229	8,356,893
Procter & Gamble Co. (The)	93,986	7,902,343
PZ Cussons PLC (United Kingdom)	76,859	316,583
Reckitt Benckiser Group PLC (United Kingdom)	56,424	4,779,592
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	220,116	6,195,501

		29,296,851

Independent Power & Renewable Electricity Producers
Boralex, Inc. (Canada) (Class A Stock)	55,600	793,014
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	2,738,000	885,160

		1,678,174

Industrial Conglomerates — 0.5%
3M Co.	5,400	964,278
Carlisle Cos., Inc.	25,041	2,761,772
CK Hutchison Holdings Ltd. (Hong Kong)	646,364	7,296,454
General Electric Co.	126,988	4,012,821
Honeywell International, Inc.	8,200	949,970
Koninklijke Philips NV (Netherlands)	246,797	7,545,083

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Roper Technologies, Inc.	6,500	$1,190,020

		24,720,398

Insurance — 2.5%
Aflac, Inc.	114,375	7,960,499
AIA Group Ltd. (Hong Kong)	701,400	3,929,131
Allstate Corp. (The)	24,500	1,815,940
Arch Capital Group Ltd.*	19,000	1,639,509
Assurant, Inc.	14,500	1,346,470
Aviva PLC (United Kingdom)	920,484	5,483,016
AXA SA (France)	329,060	8,295,236
Baloise Holding AG (Switzerland)	8,220	1,034,363
China Life Insurance Co. Ltd. (China) (Class H Stock)	518,000	1,339,003
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	583,000	2,018,227
Chubb Ltd.	14,600	1,928,952
Direct Line Insurance Group PLC (United Kingdom)	562,101	2,558,222
Dongbu Insurance Co. Ltd. (South Korea)*	19,100	988,844
Employers Holdings, Inc.	20,700	819,720
Euler Hermes Group (France)	11,800	1,036,339
First American Financial Corp.	7,800	285,714
FNF Group(a)	53,700	1,823,652
Hartford Financial Services Group, Inc. (The)	149,444	7,121,007
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	25,070	652,570
Insurance Australia Group Ltd. (Australia)	1,199,848	5,174,151
Intact Financial Corp. (Canada)	25,300	1,810,844
James River Group Holdings Ltd.	16,100	668,955
Lancashire Holdings Ltd. (United Kingdom)	38,089	326,069
Marsh & McLennan Cos., Inc.	28,200	1,906,038
National Western Life Group, Inc. (Class A Stock)	3,100	963,480
Principal Financial Group, Inc.	139,935	8,096,639
Progressive Corp. (The)	51,400	1,824,700
Prudential PLC (United Kingdom)	346,100	6,907,325
QBE Insurance Group Ltd. (Australia)	278,775	2,490,791
Reinsurance Group of America, Inc.	74,098	9,323,751
Sampo OYJ (Finland) (Class A Stock)	89,580	4,004,476
SCOR SE (France)	11,500	396,875
Sony Financial Holdings, Inc. (Japan)	140,100	2,183,939
St. James’s Place PLC (United Kingdom)	253,106	3,157,207
Standard Life PLC (United Kingdom)	657,218	3,009,545
Tokio Marine Holdings, Inc. (Japan)	118,200	4,839,472
Travelers Cos., Inc. (The)	15,100	1,848,542
Validus Holdings Ltd.	12,700	698,627
Zurich Insurance Group AG (Switzerland)	29,192	8,022,540

		119,730,380

Internet & Direct Marketing Retail — 0.6%
Amazon.com, Inc.*	32,012	24,004,838
CJ O Shopping Co. Ltd. (South Korea)*	1,516	203,863
HSN, Inc.	11,800	404,740
JD.com, Inc. (China), ADR*(a)	96,800	2,462,592
Rakuten, Inc. (Japan)	244,900	2,399,493

		29,475,526

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services — 1.7%
Alibaba Group Holding Ltd. (China),
ADR*(a)	56,100	$4,926,141
Alphabet, Inc. (Class A Stock)*	24,748	19,611,553
Alphabet, Inc. (Class C Stock)*	20,576	15,880,968
Baidu, Inc. (China), ADR*	7,500	1,233,075
Bankrate, Inc.*	34,540	381,667
Cornerstone OnDemand, Inc.*	38,900	1,645,859
Criteo SA (France), ADR*	12,888	529,439
Facebook, Inc. (Class A Stock)*	186,392	21,444,400
GMO internet, Inc. (Japan)	68,100	866,418
Gogo, Inc.*(a)	48,000	442,560
Internet Initiative Japan, Inc. (Japan)	18,200	274,134
Intralinks Holdings, Inc.*	92,170	1,246,138
MaxPoint Interactive, Inc.*	13,025	78,150
Points International Ltd. (Canada)*	17,465	133,433
Rightmove PLC (United Kingdom)	34,445	1,654,624
SINA Corp. (China)*	15,700	954,403
Stamps.com, Inc.*(a)	10,800	1,238,220
Tencent Holdings Ltd. (China)	274,800	6,663,108
United Internet AG (Germany)	21,136	824,782
Yahoo Japan Corp. (Japan)	238,200	912,297

		80,941,369

IT Services — 0.9%
Accenture PLC (Class A Stock)	16,000	1,874,079
Alten SA (France)	22,600	1,586,679
Amadeus IT Group SA (Spain) (Class A Stock)	136,249	6,179,477
Capgemini SA (France)	43,897	3,698,298
Cielo SA (Brazil)	147,372	1,262,852
CSRA, Inc.	46,100	1,467,824
EPAM Systems, Inc.*	17,300	1,112,563
EVERTEC, Inc. (Puerto Rico)	55,600	986,900
ExlService Holdings, Inc.*	23,100	1,165,164
Fiserv, Inc.*	18,000	1,913,040
Genpact Ltd.*	38,600	939,523
Global Payments, Inc.	4,060	281,805
Mastercard, Inc. (Class A Stock)	73,790	7,618,818
MAXIMUS, Inc.	26,600	1,484,014
Nets A/S (Denmark), 144A*	76,019	1,330,494
Obic Co. Ltd. (Japan)	70,200	3,061,840
Otsuka Corp. (Japan)(a)	75,800	3,535,635
Perficient, Inc.*	43,100	753,819
Virtusa Corp.*(a)	36,820	924,918
Visa, Inc. (Class A Stock)(a)	21,300	1,661,826
WNS Holdings Ltd. (India), ADR*	26,200	721,810
Zuken, Inc. (Japan)	50,500	515,738

		44,077,116

Leisure Products — 0.2%
Amer Sports OYJ (Finland)	34,500	915,510
Brunswick Corp.	86,340	4,708,983
Smith & Wesson Holding Corp.*(a)	112,025	2,361,487
Vista Outdoor, Inc.*	22,100	815,490

		8,801,470

Life Sciences Tools & Services — 0.1%
Bruker Corp.	18,166	384,756
Cambrex Corp.*	11,100	598,845

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Patheon NV*(a)	31,700	$910,107
Tecan Group AG (Switzerland)	8,860	1,381,722

		3,275,430

Machinery — 1.3%
Alfa Laval AB (Sweden)	175,438	2,893,914
Alstom SA (France)*	124,577	3,425,706
ANDRITZ AG (Austria)	39,737	1,991,376
Deutz AG (Germany)	138,200	775,394
FANUC Corp. (Japan)	13,400	2,241,746
Federal Signal Corp.	51,700	807,037
Franklin Electric Co., Inc.	17,400	676,860
Ingersoll-Rand PLC	147,026	11,032,831
ITT, Inc.	43,200	1,666,224
Kawasaki Heavy Industries Ltd. (Japan)	511,000	1,599,515
Komatsu Ltd. (Japan)	288,400	6,532,304
Kubota Corp. (Japan)	178,500	2,543,771
Makita Corp. (Japan)	28,200	1,884,293
Minebea Co. Ltd. (Japan)	135,900	1,268,113
Miura Co. Ltd. (Japan)	36,600	555,241
NGK Insulators Ltd. (Japan)	177,100	3,428,101
Nippon Thompson Co. Ltd. (Japan)	65,000	273,953
NN, Inc.	51,600	982,980
OC Oerlikon Corp. AG (Switzerland)*	36,190	355,043
Oshkosh Corp.	51,290	3,313,847
Pfeiffer Vacuum Technology AG (Germany)	5,900	550,295
Singamas Container Holdings Ltd. (Hong Kong)*	2,216,000	239,156
Stanley Black & Decker, Inc.	30,221	3,466,046
Sumitomo Heavy Industries Ltd. (Japan)	509,000	3,268,370
THK Co. Ltd. (Japan)	32,800	724,340
WABCO Holdings, Inc.*	45,412	4,820,484

		61,316,940

Marine
AP Moller – Maersk A/S (Denmark) (Class B Stock)	1,045	1,665,693

Media — 1.3%
Aimia, Inc. (Canada)	41,000	271,165
Altice NV (Netherlands) (Class A Stock)*	192,745	3,814,412
Altice NV (Netherlands) (Class B Stock)*	104,993	2,089,148
Axel Springer SE (Germany)	62,475	3,029,349
Cinemark Holdings, Inc.	23,500	901,460
Comcast Corp. (Class A Stock)	218,465	15,085,008
CTS Eventim AG & Co. KGaA (Germany)	18,502	582,634
Daiichikosho Co. Ltd. (Japan)	21,800	860,425
Dentsu, Inc. (Japan)	84,000	3,949,960
GFK SE (Germany)	300	13,696
Informa PLC (United Kingdom)	120,867	1,012,409
Interpublic Group of Cos., Inc. (The)	212,962	4,985,440
IPSOS (France)	26,900	845,149
John Wiley & Sons, Inc. (Class A Stock)	6,700	365,150
Lions Gate Entertainment Corp. (Class B Stock)*	32,288	792,348
Lions Gate Entertainment Corp. (Class A Stock)(a)	10,650	286,485
Media Nusantara Citra Tbk PT (Indonesia)	11,234,000	1,457,389
Mediaset Espana Comunicacion SA (Spain)	75,300	882,049

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Megacable Holdings SAB de CV (Mexico), UTS	187,200	$631,686
Naspers Ltd. (South Africa) (Class N Stock)	31,899	4,656,988
Phoenix Satellite Television Holdings Ltd. (Hong Kong)	1,306,000	219,869
Pico Far East Holdings Ltd. (Hong Kong)	2,044,000	626,055
ProSiebenSat.1 Media SE (Germany)	86,729	3,338,382
Quebecor, Inc. (Canada) (Class B Stock)	34,500	958,954
Smiles SA (Brazil)	64,400	885,062
Technicolor SA (France)	62,200	336,314
Vivendi SA (France)	276,625	5,246,742
WPP PLC (United Kingdom)	201,313	4,479,931

		62,603,659

Metals & Mining — 0.9%
Agnico Eagle Mines Ltd. (Canada)	4,200	176,584
AngloGold Ashanti Ltd. (South Africa)*	73,390	779,675
AngloGold Ashanti Ltd. (South Africa), ADR*	10,000	105,100
BHP Billiton Ltd. (Australia)	182,651	3,272,169
Compass Minerals International, Inc.(a)	19,700	1,543,495
Copper Mountain Mining Corp. (Canada)*(a)	103,100	72,181
Detour Gold Corp. (Canada)*	47,700	649,784
Dominion Diamond Corp. (Canada)	49,200	476,738
Dowa Holdings Co. Ltd. (Japan)	116,000	882,117
Ferroglobe PLC(a)	67,900	735,357
Ferroglobe PLC^	44,100	—
Gem Diamonds Ltd. (United Kingdom)	159,600	216,826
Glencore PLC (Switzerland)*	1,462,851	4,942,834
Hitachi Metals Ltd. (Japan)	219,600	2,956,567
Independence Group NL (Australia)	283,712	870,273
Lundin Mining Corp. (Canada)*	190,200	906,625
POSCO (South Korea)	5,805	1,232,487
Randgold Resources Ltd. (United Kingdom)	79,327	6,094,526
Rio Tinto Ltd. (United Kingdom)	176,094	7,544,079
Rio Tinto PLC (United Kingdom)	253,886	9,692,919
Tahoe Resources, Inc.	75,400	710,394

		43,860,730

Mortgage Real Estate Investment Trusts (REITs)
Annaly Capital Management, Inc.	66,600	664,002
Redwood Trust, Inc.	62,880	956,405

		1,620,407

Multiline Retail — 0.3%
B&M European Value Retail SA (Luxembourg)	201,243	689,500
Dollar General Corp.	23,400	1,733,238
Dollar Tree, Inc.*	2,100	162,078
Dollarama, Inc. (Canada)	3,600	263,783
Don Quijote Holdings Co. Ltd. (Japan)	12,700	468,698
Lifestyle International Holdings Ltd. (Hong Kong)	336,000	432,173
Target Corp.	115,341	8,331,080

		12,080,550

Multi-Utilities — 0.2%
CMS Energy Corp.	50,146	2,087,077
DTE Energy Co.	12,900	1,270,779
Innogy SE (Germany), 144A*	74,202	2,578,379

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	35,600	$1,562,128

		7,498,363

Oil, Gas & Consumable Fuels — 2.8%
Aegean Marine Petroleum Network, Inc. (Greece)(a)	109,200	1,108,379
Anadarko Petroleum Corp.	94,937	6,619,957
Ardmore Shipping Corp. (Ireland)(a)	101,228	749,087
Callon Petroleum Co.*	117,700	1,809,049
Centennial Resource Development, Inc. (Class A Stock)*(a)	69,200	1,364,624
Chevron Corp.	66,132	7,783,736
China Petroleum & Chemical Corp. (China) (Class H Stock)	504,000	354,951
CNOOC Ltd. (China) (Class H Stock)	2,744,000	3,410,066
Cosan SA Industria e Comercio (Brazil)	127,500	1,494,493
Delek US Holdings, Inc.	30,200	726,914
Devon Energy Corp.	91,092	4,160,172
EOG Resources, Inc.	105,022	10,617,724
Euronav NV (Belgium)	56,400	448,618
Extraction Oil & Gas, Inc.*(a)	54,706	1,096,308
Exxon Mobil Corp.	98,877	8,924,638
Galp Energia SGPS SA (Portugal)	256,280	3,820,696
Gazprom PJSC (Russia), ADR	120,534	613,518
Inpex Corp. (Japan)	376,700	3,765,422
Lukoil PJSC (Russia)	19,700	1,106,792
Lukoil PJSC (Russia), ADR	12,330	691,713
Lundin Petroleum AB (Sweden)*	340,804	7,385,781
Novatek PJSC (Russia), GDR, RegS	13,514	1,754,117
Oasis Petroleum, Inc.*	74,000	1,120,360
Occidental Petroleum Corp.	77,024	5,486,420
Oil Search Ltd. (Australia)	577,933	2,974,493
PDC Energy, Inc.*	8,400	609,672
Petroleo Brasileiro SA (Brazil)*	272,800	1,419,864
Petroleo Brasileiro SA (Brazil), ADR*(a)	66,900	676,359
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	916,523	25,299,430
RSP Permian, Inc.*	19,700	879,014
San-Ai Oil Co. Ltd. (Japan)	100,000	714,135
Spartan Energy Corp. (Canada)*	264,800	656,749
Statoil ASA (Norway)	282,537	5,156,775
TOTAL SA (France)(a)	198,886	10,201,314
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	27,362	548,291
Woodside Petroleum Ltd. (Australia)	319,782	7,162,584

		132,712,215

Paper & Forest Products
Canfor Corp. (Canada)*	40,200	457,196
Nine Dragons Paper Holdings Ltd. (Hong Kong)	2,176,000	1,964,914

		2,422,110

Personal Products — 0.7%
AMOREPACIFIC Group (South Korea)*	12,303	1,352,177
Estee Lauder Cos., Inc. (The) (Class A Stock)	20,700	1,583,343
Kao Corp. (Japan)	92,200	4,364,277
Kose Corp. (Japan)	19,400	1,608,419

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products (continued)
LG Household & Health Care Ltd. (South Korea)*	1,381	$979,808
L’Oreal SA (France)	22,418	4,086,038
Unilever NV (United Kingdom), CVA	268,708	11,038,251
Unilever PLC (United Kingdom)	173,337	7,009,766

		32,022,079

Pharmaceuticals — 2.9%
Akorn, Inc.*	19,400	423,502
Astellas Pharma, Inc. (Japan)	501,700	6,960,261
AstraZeneca PLC (United Kingdom)	68,163	3,722,251
Bayer AG (Germany)	89,117	9,284,549
Bristol-Myers Squibb Co.	26,100	1,525,284
Catalent, Inc.*	62,200	1,676,912
Eli Lilly & Co.	105,027	7,724,736
GlaxoSmithKline PLC (United Kingdom)	645,228	12,393,940
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	218,499	1,424,859
Johnson & Johnson	75,691	8,720,360
Medicines Co. (The)*(a)	11,800	400,492
Merck & Co., Inc.	249,115	14,665,400
Mitsubishi Tanabe Pharma Corp. (Japan)	107,600	2,106,798
Novartis AG (Switzerland)	305,266	22,200,012
Novo Nordisk A/S (Denmark) (Class B Stock)	182,401	6,543,123
Roche Holding AG (Switzerland)	7,245	1,651,516
Sanofi (France)	189,690	15,339,368
Shionogi & Co. Ltd. (Japan)	170,700	8,158,257
Teligent, Inc.*(a)	42,400	280,264
Teva Pharmaceutical Industries Ltd. (Israel)	11,643	419,232
Teva Pharmaceutical Industries Ltd. (Israel), ADR	326,771	11,845,449

		137,466,565

Professional Services — 0.5%
Adecco Group AG (Switzerland)	51,320	3,350,006
CBIZ, Inc.*	131,560	1,802,372
Huron Consulting Group, Inc.*	15,500	785,075
ICF International, Inc.*	44,300	2,445,360
Meitec Corp. (Japan)	48,600	1,856,573
Recruit Holdings Co. Ltd. (Japan)	110,000	4,408,403
SEEK Ltd. (Australia)	239,412	2,564,143
SThree PLC (United Kingdom)	67,810	259,605
Teleperformance (France)	18,800	1,884,816
Verisk Analytics, Inc.*	22,400	1,818,208
Wolters Kluwer NV (Netherlands)	75,222	2,720,726

		23,895,287

Real Estate Management & Development — 0.6%
Ayala Land, Inc. (Philippines)	2,632,400	1,691,311
Castellum AB (Sweden)	114,450	1,567,978
Cheung Kong Property Holdings Ltd. (Hong Kong)	321,864	1,965,622
Daito Trust Construction Co. Ltd. (Japan)	39,500	5,938,344
Deutsche Wohnen AG (Germany)	118,654	3,721,773
Goldcrest Co. Ltd. (Japan)	21,300	382,388
Grand City Properties SA (Germany)	35,322	640,875
Hysan Development Co. Ltd. (Hong Kong)	486,000	2,004,285
Leopalace21 Corp. (Japan)	561,700	3,102,512

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Mitsui Fudosan Co. Ltd. (Japan)	203,000	$4,699,554
PSP Swiss Property AG (Switzerland)	5,052	436,325
Sino Land Co. Ltd. (Hong Kong)	566,000	843,933
Tokyo Tatemono Co. Ltd. (Japan)	75,200	1,003,954

		27,998,854

Road & Rail — 0.3%
ComfortDelGro Corp. Ltd. (Singapore)	2,344,300	3,983,606
Covenant Transportation Group, Inc. (Class A Stock)*	28,900	558,926
East Japan Railway Co. (Japan)	26,200	2,258,931
Genesee & Wyoming, Inc. (Class A Stock)*	10,010	694,794
Heartland Express, Inc.(a)	30,000	610,800
Kyushu Railway Co. (Japan)	109,700	2,872,145
Landstar System, Inc	5,500	469,150
MTR Corp. Ltd. (Hong Kong)	98,500	477,551
Roadrunner Transportation Systems, Inc.*	9,300	96,627
Saia, Inc.*	7,600	335,540

		12,358,070

Semiconductors & Semiconductor Equipment — 1.2%
Applied Materials, Inc.	242,911	7,838,738
ASM Pacific Technology Ltd. (Hong Kong)	113,000	1,195,020
ASML Holding NV (Netherlands)	25,477	2,855,229
Cavium, Inc.*	49,590	3,096,400
Dialog Semiconductor PLC (United Kingdom)*	68,456	2,876,182
Lam Research Corp.(a)	53,700	5,677,701
Monolithic Power Systems, Inc	103,478	8,477,953
NXP Semiconductors NV (Netherlands)*	34,510	3,382,325
QUALCOMM, Inc.	139,993	9,127,544
SK Hynix, Inc. (South Korea)	69,165	2,545,002
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,425,000	7,981,790
Tokyo Electron Ltd. (Japan)	34,900	3,282,325
Vanguard International Semiconductor Corp. (Taiwan)	599,000	1,037,933

		59,374,142

Software — 1.7%
Adobe Systems, Inc.*	86,986	8,955,209
Callidus Software, Inc.*	79,960	1,343,328
Capcom Co. Ltd. (Japan)	34,700	814,544
Citrix Systems, Inc.*	63,012	5,627,602
Constellation Software, Inc. (Canada)	3,200	1,454,127
Ebix, Inc.(a)	17,800	1,015,490
Fidessa Group PLC (United Kingdom)	15,953	449,367
Micro Focus International PLC (United Kingdom)	46,900	1,259,557
Microsoft Corp.	221,532	13,765,998
Mobileye NV*(a)	76,700	2,923,803
NCSoft Corp. (South Korea)*	4,556	931,958
Nintendo Co. Ltd. (Japan)	15,700	3,263,644
Oracle Corp.	210,666	8,100,108
Park City Group, Inc.*	36,500	463,550
Paycom Software, Inc.*(a)	26,700	1,214,583
Playtech PLC (United Kingdom)	46,413	472,202
SAP SE (Germany)	161,016	13,928,742
SDL PLC (United Kingdom)	45,749	248,783

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Square Enix Holdings Co. Ltd. (Japan)	95,000	$2,435,712
Synchronoss Technologies, Inc.*	105,300	4,032,990
Take-Two Interactive Software, Inc.*	31,000	1,527,990
TiVo Corp.*	54,970	1,148,873
Trend Micro, Inc. (Japan)	107,200	3,804,929
Tyler Technologies, Inc.*	9,000	1,284,930

		80,468,019

Specialty Retail — 1.2%
AutoZone, Inc.*	2,400	1,895,496
Dick’s Sporting Goods, Inc.	82,823	4,397,901
Dixons Carphone PLC (United Kingdom)	376,985	1,646,487
Dufry AG (Switzerland)*	10,662	1,327,143
Foot Locker, Inc.	32,400	2,296,836
Home Depot, Inc. (The)	129,398	17,349,684
Industria de Diseno Textil SA (Spain)	164,658	5,609,253
Lithia Motors, Inc. (Class A Stock)(a)	5,300	513,199
Nitori Holdings Co. Ltd. (Japan)	51,900	5,917,377
Ross Stores, Inc.	142,988	9,380,013
Sac’s Bar Holdings, Inc. (Japan)	38,300	388,127
Seobu T&D (South Korea)	36,519	555,575
TJX Cos., Inc. (The)	22,400	1,682,912
USS Co. Ltd. (Japan)	135,900	2,158,877
Xebio Holdings Co. Ltd. (Japan)	20,000	308,351

		55,427,231

Technology Hardware, Storage & Peripherals — 1.1%
Advantech Co. Ltd. (Taiwan)	253,000	1,995,030
Apple, Inc.	290,320	33,624,862
Electronics For Imaging, Inc.*(a)	37,460	1,642,996
HP, Inc.	394,323	5,851,753
Samsung Electronics Co. Ltd. (South Korea)	6,726	10,010,394

		53,125,035

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)	55,726	8,789,030
Carter’s, Inc.	10,400	898,456
Deckers Outdoor Corp.*	16,000	886,240
Eclat Textile Co. Ltd. (Taiwan)	219,321	2,283,602
Fila Korea Ltd. (South Korea)*	8,147	475,197
Gildan Activewear, Inc. (Canada)	8,500	215,645
Hermes International (France)	3,549	1,455,868
LVMH Moet Hennessy Louis Vuitton SE (France)	24,649	4,699,881
NIKE, Inc. (Class B Stock)	43,040	2,187,723
Oxford Industries, Inc.	12,900	775,677
Pandora A/S (Denmark)	32,570	4,251,690
Skechers U.S.A., Inc. (Class A Stock)*	26,250	645,225
Steven Madden Ltd.*	45,270	1,618,403
Ted Baker PLC (United Kingdom)	12,400	429,774
Wolverine World Wide, Inc.	58,400	1,281,880
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	440,000	1,594,872

		32,489,163

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	34,447	1,291,966
Beneficial Bancorp, Inc.	69,500	1,278,800
Entegra Financial Corp.*	19,100	393,460

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance (continued)
Essent Group Ltd.*	42,900	$1,388,673
EverBank Financial Corp.	75,050	1,459,723
Kearny Financial Corp.	85,200	1,324,860
NMI Holdings, Inc. (Class A Stock)*	69,100	735,915
PB Bancorp, Inc.	43,400	431,830
TFS Financial Corp.	70,250	1,337,560

		9,642,787

Tobacco — 0.9%
Altria Group, Inc.	166,667	11,270,023
British American Tobacco PLC (United Kingdom)	125,008	7,084,924
Imperial Brands PLC (United Kingdom)	230,734	10,055,572
Japan Tobacco, Inc. (Japan)	215,000	7,057,082
Philip Morris International, Inc.	19,200	1,756,608
Reynolds American, Inc.	143,430	8,037,818

		45,262,027

Trading Companies & Distributors — 0.3%
Applied Industrial Technologies, Inc.	19,000	1,128,600
Brammer PLC (United Kingdom)	62,482	126,929
Fly Leasing Ltd. (Ireland), ADR*	63,900	849,870
iMarketKorea, Inc. (South Korea)*	32,957	283,422
Inaba Denki Sangyo Co. Ltd. (Japan)	19,800	680,719
MISUMI Group, Inc. (Japan)	69,700	1,144,942
Mitsubishi Corp. (Japan)	192,200	4,082,069
Ramirent OYJ (Finland)	77,800	604,380
Rexel SA (France)	115,449	1,896,821
Rush Enterprises, Inc. (Class A Stock)*	19,800	631,620
Univar, Inc.*	34,300	973,091
Wolseley PLC (Switzerland)	72,187	4,406,767

		16,809,230

Transportation Infrastructure — 0.2%
BBA Aviation PLC (United Kingdom)	377,780	1,317,117
DP World Ltd. (United Arab Emirates)	50,589	885,813
Grupo Aeroportuario del Pacifico SAB de CV
(Mexico) (Class B Stock)	60,100	494,029
Kamigumi Co. Ltd. (Japan)	500,000	4,762,167
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	63,970	533,864
SATS Ltd. (Singapore)	528,400	1,767,910
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	984,000	838,267

		10,599,167

Water Utilities
Beijing Enterprises Water Group Ltd. (China)*	1,685,000	1,115,224
CT Environmental Group Ltd. (China)(a)	2,330,000	467,245
Pennon Group PLC (United Kingdom)	23,318	237,325

		1,819,794

Wireless Telecommunication Services — 0.6%
China Mobile Ltd. (China)	85,400	900,387
Intouch Holdings PCL (Thailand), NVDR	386,200	535,343
KDDI Corp. (Japan)	330,200	8,338,534
Mobile TeleSystems PJSC (Russia)	213,940	901,739
NTT DOCOMO, Inc. (Japan)	76,600	1,742,288

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Rogers Communications, Inc. (Canada) (Class B Stock)	44,100	$1,701,068
SoftBank Group Corp. (Japan)	95,000	6,286,535
Vodafone Group PLC (United Kingdom)	3,658,419	9,002,983

		29,408,877

TOTAL COMMON STOCKS (cost $2,624,991,347)		2,732,043,809

PREFERRED STOCKS — 0.4%
Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	45,968	6,431,730

Banks — 0.1%
Banco Bradesco SA (Brazil) (PRFC)	132,880	1,183,986
Itau Unibanco Holding SA (Brazil) (PRFC)	246,132	2,559,857

		3,743,843

Chemicals — 0.1%
FUCHS PETROLUB SE (Germany) (PRFC)	22,600	946,702
Sociedad Quimica y Minera de Chile SA (Chile) (PRFC B)	101,486	2,892,327

		3,839,029

Machinery — 0.1%
Jungheinrich AG (Germany) (PRFC)	70,900	2,030,339

Metals & Mining
Vale SA (Brazil) (PRFC)	41,300	296,169
Vale SA (Brazil), ADR (PRFC)(a)	77,500	533,975

		830,144

TOTAL PREFERRED STOCKS (cost $15,422,365)		16,875,085

UNAFFILIATED EXCHANGE TRADED FUNDS — 0.4%
iShares MSCI Emerging Markets ETF(a)	81,000	2,835,810
iShares MSCI India ETF	597,500	16,018,975

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $20,178,341)		18,854,785

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Non-Residential Mortgage-Backed Securities — 0.4%
Ally Master Owner Trust,
Series 2012-5, Class A
1.540%	09/15/19	1,161	1,162,651
American Credit Acceptance Receivables Trust,
Series 2015-3, Class A, 144A
1.950%	09/12/19	520	520,445
Avis Budget Rental Car Funding AESOP LLC,
Series 2012-2A, Class A, 144A
2.802%	05/20/18	583	585,002
Capital Auto Receivables Asset Trust,
Series 2016-1, Class A3
1.730%	04/20/20	1,057	1,057,736

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Citi Held For Asset Issuance,
Series 2015-PM2, Class A, 144A
2.350%	03/15/22	439	$439,483
Series 2015-PM3, Class A, 144A
2.560%	05/16/22	262	262,465
CPS Auto Receivables Trust,
Series 2014-A, Class A, 144A
1.210%	08/15/18	86	85,926
Series 2015-C, Class A, 144A
1.770%	06/17/19	1,766	1,768,454
Discover Card Execution Note Trust,
Series 2014-A5, Class A
1.390%	04/15/20	1,680	1,682,492
Exeter Automobile Receivables Trust,
Series 2015-2A, Class A, 144A
1.540%	11/15/19	912	911,995
Flagship Credit Auto Trust,
Series 2015-3, Class A, 144A
2.380%	10/15/20	712	714,379
Ford Credit Auto Owner Trust,
Series 2014-2, Class A, 144A
2.310%	04/15/26	2,400	2,420,072
Series 2015-1, Class A, 144A
2.120%	07/15/26	1,194	1,196,351
Series 2015-2, Class A, 144A
2.440%	01/15/27	950	958,348
Series 2016-1, Class A, 144A
2.310%	08/15/27	830	828,388
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1, 144A
1.650%	05/15/20	960	959,239
Nationstar HECM Loan Trust,
Series 2015-2A, Class A, 144A
2.883%	11/25/25	473	473,220
OneMain Financial Issuance Trust,
Series 2014-1A, Class A, 144A
2.430%	06/18/24	157	156,913
Santander Drive Auto Receivables Trust,
Series 2014-4, Class B
1.820%	05/15/19	410	410,175
Verizon Owner Trust,
Series 2016-1A, Class A, 144A
1.420%	01/20/21	917	910,618
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2, 144A
1.400%	07/22/19	621	620,572

			18,124,924

Residential Mortgage-Backed Securities
Countrywide Asset-Backed Certificates Trust,
Series 2005-3, Class MV4
1.204%(c)	08/25/35	324	321,058
Merrill Lynch Mortgage Investors Trust,
Series 2006-FF1, Class M2
1.046%(c)	08/25/36	2,100	2,069,981
Nationstar HECM Loan Trust,
Series 2016-1A, Class A, 144A
2.981%	02/25/26	552	551,443

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
VOLT XIX LLC,
Series 2014-NP11, Class A1, 144A
3.875%	04/25/55	225	$226,351

			3,168,833

TOTAL ASSET-BACKED SECURITIES (cost $21,190,415)			21,293,757

BANK LOANS(c) — 1.9%
Aerospace & Defense
DigitalGlobe, Inc.,
Term Loan
3.508%	12/22/23	125	125,781
Doncaster,
Term Loan B
4.500%	04/09/20	182	176,713
Transdigm, Inc.,
Term Loan C
7.700%	02/28/20	584	588,177
Tranche Term Loan F
3.770%	06/09/23	249	250,693

			1,141,364

Beverages
Blue Ribbon LLC,
Initial Term Loan (First Lien)
5.000%	11/15/21	452	447,190

Biotechnology
AMAG Pharmaceuticals, Inc.,
Initial Term Loan
4.750%	08/17/21	306	305,724

Building Materials
Avantor Performance Materials Holdings, Inc.,
Initial Term Loan (First Lien)
6.000%	06/21/22	107	108,453
INEOS Styrolution Group,
2021 Dollar Term Loan^
4.750%	09/15/21	105	106,047

			214,500

Building Products
Builders FirstSource, Inc.,
Initial Term Loan
4.750%	07/31/22	195	196,218
JELD-WEN, Inc.,
Replacement Term Loan B-2
4.750%	07/01/22	249	251,238
Royal Holdings,
Initial Term Loan (First Lien)
4.500%	06/20/22	212	213,469
Initial Term Loan (Second Lien)
8.500%	06/19/23	125	123,802
Wilsonart International,
Tranche Term Loan C
4.500%	12/12/23	250	251,953

			1,036,680

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Capital Markets
Erie Acquisition Holdings, Inc.,
Term Loan (First Lien)
5.983%	03/01/23	222	$221,680
Gemini HDPE LLC,
Advance Term Loan
4.750%	08/06/21	401	404,458

			626,138

Chemicals — 0.1%
American Rock Salt Co. LLC,
Closing Date Term Loan
4.750%	05/20/21	358	352,925
ASP Chromaflo Intermediate Holdings,
Initial Tranche B-1 Term Loan (First Lien)
5.000%	11/02/23	120	120,825
Candy Intermediate Holdings, Inc.,
Term Loan B (First Lien)
5.500%	06/15/23	224	225,088
Kraton Polymers LLC,
Initial Term Loan
4.000%	10/02/20	494	495,818
6.000%	01/06/22	425	428,306
MacDermid, Incorporated,
Tranche Term Loan B-4
5.000%	06/30/23	200	201,606
Metal Services LLC,
Tranche Term Loan B-2
8.500%	06/30/19	122	121,857
Orion Engineered Carbons GmbH,
Initial Dollar Term Loan
3.998%	07/25/21	420	421,640
Platform Specialty Products Corporation,
Tranche Term Loan B-5
4.500%	06/07/20	219	220,344
Trinseo Materials Operating SCA,
Term Loan B
4.250%	10/13/21	163	164,028

			2,752,437

Commercial Services — 0.1%
ABB/Con-Cise Optical Group LLC,
Initial Term Loan (First Lien)
6.004%	06/15/23	215	217,016
Ancestry.com,
Term Loan (First Lien)
5.250%	10/14/23	330	331,768
Term Loan (Second Lien)
9.250%	10/14/24	90	91,650
Garda World Security Corp.,
2016 Incremental Term Loan
5.750%	11/08/20	365	364,999
Delayed Draw
Term Loan B
4.000%	11/06/20	37	36,810
Term Loan B
4.000%	10/18/20	212	211,908
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Term Loan
4.250%	05/02/22	544	551,622

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Commercial Services (continued)
Syniverse Holdings, Inc.,
Tranche Term Loan B
4.000%	04/23/19	190	$165,538

			1,971,311

Commercial Services & Supplies — 0.1%
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan
4.750%	11/26/20	365	361,322
Brickman Group Ltd. LLC (The),
Initial Term Loan (First Lien)
4.000%	12/18/20	248	247,958
EWT Holdings III Corp.,
2016 Incremental Term Loan (Term Loan)^
5.500%	01/15/21	184	185,908
Term Loan (First Lien)^
4.750%	12/12/20	30	30,147
Harland Clarke Holdings Corp.,
Tranche Term Loan B-4
6.993%	08/04/19	441	439,869
KAR Auction Services, Inc.,
Tranche Term Loan B-3
4.500%	03/09/23	179	180,995
Laureate Education, Inc.,
Extended Term Loan (2021 Series)
8.868%	03/17/21	973	975,294
Spin Holdco, Inc.,
Initial Term Loan (First Lien)
4.250%	11/14/19	945	941,840
Trans Union LLC,
2015 Term Loan B-2
3.520%	04/09/21	491	494,237
UFC Holdings LLC,
Term Loan (First Lien)
5.000%	08/03/23	325	328,318
Term Loan (Second Lien)
8.500%	08/03/24	35	35,357

			4,221,245

Communications Equipment
Consolidated Communications, Inc.,
Term Loan B
—%(p)	10/05/23	249	250,622

Computer Services & Software
Kronos Inc.,
Initial Term Loan (First Lien)
5.000%	10/20/23	655	660,322
Initial Term Loan (Second Lien)
9.250%	10/20/24	330	339,436

			999,758

Consumer Products
Chobani LLC,
Closing Date Term Loan (First Lien)
5.250%	09/30/23	180	181,125
Zodiac Pool Solutions LLC,
Term Loan (First Lien)
5.500%	12/01/23	150	150,845

			331,970

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Consumer Services
CoinStar,
Term Loan (First Lien)
5.254%	09/26/23	180	$181,875
Term Loan B (Second Lien)
9.750%	09/26/24	60	60,625
Uber Technologies, Inc.,
Term Loan
5.000%	07/13/23	219	220,547

			463,047

Containers & Packaging — 0.1%
Anchor Glass Container Corporation,
Term Loan (First Lien)^
4.250%	11/22/23	375	377,813
Berlin Packaging LLC,
Initial Term Loan (First Lien)
4.500%	10/01/21	489	493,084
Initial Term Loan (Second Lien)
7.750%	09/30/22	250	252,188
Berry Plastics Corp.,
Term Loan D
3.500%	02/08/20	465	467,991
Term Loan G
3.500%	01/06/21	453	455,698
BWAY Holding Co.,
Initial Term Loan
4.750%	08/14/23	457	458,510
Caraustar Industries, Inc.,
Incremental Term Loan
8.000%	05/01/19	237	240,559
Consolidated Container Co. LLC,
New Term Loan
5.000%	07/03/19	124	123,458
Term Loan B^
7.750%	01/03/20	750	733,125
Hilex Novolex,
Bridge Loan^
8.000%	12/06/25	125	124,688
Initial Term Loan
4.250%	12/29/23	305	307,541
Multi Packaging Solutions,
Dollar Tranche D Term Loan
4.250%	10/14/23	172	171,717
Printpack Holdings, Inc.,
New Term Loan^
5.000%	07/26/23	90	90,224
Signode Industrial Group Lux SA,
Initial Term Loan B
3.770%	05/01/21	300	300,611

			4,597,207

Diversified Consumer Services
Bright Horizons Family Solutions LLC,
Effective Date Incremental Term Loan
3.500%	11/04/23	100	100,218
Houghton Mifflin Harcourt Co.,
Term Loan
4.000%	05/28/21	369	350,906

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Diversified Consumer Services (continued)
KC MergerSub, Inc.,
Initial Term Loan (Second Lien)
10.250%	08/11/23	75	$74,156
KUEHG Corp.,
Term Loan B-1
5.250%	08/13/22	371	374,652
Nord Anglia Education Finance LLC,
Initial Term Loan^
5.000%	03/31/21	477	484,610
Servicemaster Company, LLC, The,
Tranche Term Loan C
3.270%	11/04/23	250	250,063
Telenet Financing USD LLC,
Term Loan AF
3.704%	01/31/25	200	201,167

			1,835,772

Diversified Financial Services
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
Term Loan^
3.248%	04/30/20	15	15,060
Fly Funding II,
Term Loan
3.640%	08/09/19	460	463,454
Gulf Finance LLC,
Tranche Term Loan B^
6.250%	08/17/23	374	375,933
IBC Capital I Ltd.,
Initial Term Loan (First Lien)
4.985%	09/09/21	283	265,364
Lightstone Generation LLC,
Term Loan B
—%(p)	12/14/23	17	17,601
—%(p)	12/31/23	183	184,815
NFP Corp.,
Term Loan
—%(p)	12/09/23	135	136,013
Ocwen Loan Servicing, LLC,
Restatement Effective Date Term Loan
6.000%	12/01/20	55	55,527

			1,513,767

Diversified Telecommunication Services — 0.1%
Fairpoint Communications, Inc.,
Term Loan
7.500%	02/14/19	366	368,175
Level 3 Financing, Inc.,
2020 Tranche Term Loan B
4.000%	01/15/20	400	405,000
Mitel US Holdings, Inc.,
2015 Term Loan
5.500%	04/29/22	161	163,040
Numericable US LLC,
Term Loan B-7
5.137%	01/15/24	393	396,169
Securus Technologies Holdings, Inc.,
2015 Incremental Term Loan (Term Loan)
5.250%	04/30/20	25	24,523

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Diversified Telecommunication Services (continued)
Initial Term Loan (First Lien)
4.750%	04/30/20	485	$480,519
Initial Term Loan (Second Lien)
9.000%	04/30/21	125	123,854
Telesat Canada,
Term Loan B-3
4.500%	11/09/23	415	421,225
Virgin Media Bristol LLC,
Term Loan I
3.517%	01/31/25	250	250,938

			2,633,443

Electric
Calpine Corporation,
Term Loan
2.390%	11/03/17	180	179,888
Dayton Power & Light Co. (The),
Term Loan
4.010%	08/18/22	125	126,797
Ventia Midco PTY LTD,
2016 Refinancing Term Loan B^
5.000%	05/21/22	172	173,936
Vertiv Co.,
Initial Term Loan
6.000%	11/30/23	240	242,999

			723,620

Electric Utilities — 0.1%
Alinta Energy Finance Pty Ltd.,Loan
Delayed Draw Term
6.375%	08/13/18	15	14,623
Term Loan B
6.375%	08/13/19	220	219,980
Empire Generating Co. LLC,
Advance Term Loan B^
5.250%	03/12/21	258	252,540
Advance
Term Loan C^
5.250%	03/12/21	20	20,089
Energy Future Intermediate Holding Company LLC,
2016 Additional Term Loan (DIP)
4.250%	06/01/17	315	316,811
Essential Power LLC,
Term Loan^
4.750%	08/08/19	295	294,687
ExGen Texas Power LLC,
Term Loan
5.750%	09/18/21	144	108,940
InterGen NV,
Advance Term Loan
5.500%	06/12/20	337	325,596
Longview Power LLC,
Advance Term Loan B
7.000%	04/13/21	246	215,777
Middle River Power LLC,
Term Loan^
8.000%	09/29/22	200	185,535
Tex Operations Company LLC,
Initial Term Loan
5.000%	08/04/23	204	205,894

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Electric Utilities (continued)
Initial Term Loan C
5.000%	08/04/23	46	$46,958

			2,207,430

Electrical Equipment
AlixPartners LLP,
Initial Term Loan (First Lien)
6.500%	10/20/22	249	251,238
Term Loan B
4.000%	07/28/22	212	213,556

			464,794

Electronic Equipment, Instruments & Components
Cable & Wireless Security Systems,
Term Loan B-1
5.656%	01/03/23	200	201,850
Datatel,
Closing Date Term Loan
4.750%	09/30/22	243	244,784

			446,634

Energy Equipment & Services
Cactus Wellhead LLC,
Tranche Term Loan B
7.000%	07/31/20	243	217,838
Green Energy Partners/Stonewall LLC,
Advance Conversion Term Loan B-1^
6.500%	11/13/21	345	339,825
Moxie Patriot LLC,
Advance Construction Term Loan B-1^
6.750%	12/19/20	489	478,408
WireCo WorldGroup, Inc.,
Initial Term Loan (First Lien)
6.500%	09/29/23	125	125,415

			1,161,486

Engineering & Construction
USIC Holding, Inc.,
Term Loan (First Lien)
4.750%	12/09/23	125	125,703

Environmental Control
Advanced Disposal,
Additional Term Loan
3.500%	10/28/23	247	248,722

Food & Staples Retailing — 0.1%
Albertsons LLC,
Term Loan B4
3.750%	08/25/21	1,674	1,684,616
Term Loan B6
4.061%	06/22/23	373	378,467
BJ’s Wholesale Club, Inc.,
New 2013 Replacement Term Loan (First Lien)
4.500%	09/26/19	242	243,877
GOBP Holdings, Inc.,
Initial Term Loan (First Lien)
5.000%	10/21/21	490	489,907

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food & Staples Retailing (continued)
KFC Holding Co.,
Term Loan B
3.486%	06/16/23	249	$251,797

			3,048,664

Food Products
Constellation Brands, Inc.,
Initial Tranche B-1 Term Loan (First Lien)
4.750%	11/15/23	200	201,749
Green Mountain Coffee Roasters, Inc.,
US Term Loan B
5.294%	03/03/23	250	253,041
New HB Acquisition LLC,
Term Loan B (First Lien)
4.000%	08/03/22	75	75,797
Shearer’s Foods LLC,
Term Loan (First Lien)
4.938%	06/30/21	313	313,191
Term Loan (Second Lien)
7.750%	06/30/22	340	311,950
U.S. Foods, Inc.,
Initial Term Loan
3.770%	06/27/23	249	250,971

			1,406,699

Foods
Aramark Corp.,
US Term Loan F
3.498%	02/24/21	483	486,497

Health Care Equipment & Supplies — 0.1%
Alere, Inc.,
Term Loan B
4.250%	06/20/22	138	137,249
Atlantic Power Holdings,
Term Loan
6.000%	04/13/23	233	234,462
CNT Holdings III Corp.,
Term Loan (First Lien)
5.250%	01/22/23	248	249,862
DJO Finance LLC,
Initial Term Loan
4.250%	06/08/20	357	341,915
Integra Telecom Holdings, Inc.,
Initial Term Loan (Second Lien)^
9.750%	02/12/21	100	100,500
Term Loan B-1
5.250%	08/14/20	493	493,969
Lully Finance LLC,
Initial Term Loan B-1 (First Lien)
5.000%	10/17/22	367	366,740
Initial Term Loan B-1 (Second Lien)
9.500%	10/16/23	75	74,813
Tekni-Plex, Inc.,
Initial Term Loan (Second Lien)
8.750%	06/01/23	52	51,047
Tranche Term Loan B-1 (First Lien)
4.500%	06/01/22	369	368,821

			2,419,378

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Health Care Providers & Services — 0.1%
American Renal Holdings, Inc.,
Term Loan B (First Lien)
4.750%	08/20/19	371	$370,898
CHS/Community Health Systems, Inc.,
2019 Incremental Term Loan G
3.750%	12/31/19	271	261,349
2021 Incremental Term Loan H
4.000%	01/27/21	960	926,147
Drumm Investors LLC,
Term Loan
9.500%	05/04/18	33	32,583
Envision Healthcare Corporation,
Initial Term Loan
4.000%	11/17/23	500	503,125
HCA, Inc.,
Tranche Term Loan B-7
3.520%	02/05/24	249	251,913
HCR Healthcare LLC,
Initial Term Loan^
5.000%	04/06/18	167	142,657
InVentiv Health, Inc.,
Term Loan
4.750%	09/29/23	180	181,478
Kindred Healthcare, Inc.,
New Term Loan
4.250%	04/09/21	279	278,145
Life Time Fitness, Inc.,
Closing Date Term Loan
4.250%	06/10/22	300	301,510
Milk Specialties Co.,
Initial Term Loan^
6.000%	08/04/23	130	131,458
Ortho-Clinical Diagnostics Holdings,
Initial Term Loan
4.750%	06/30/21	408	404,527
Press Ganey Holdings, Inc.,
Initial Term Loan
4.250%	09/30/23	180	180,899
Initial Term Loan (Second Lien)^
8.250%	09/30/24	60	60,899
U.S. Renal Care, Inc.,
Term Loan (Second Lien)^
9.000%	12/29/23	250	220,000
Term Loan B
5.250%	12/30/22	644	599,586
Weight Watchers International, Inc.,
Initial Tranche Term Loan B-2
4.100%	04/02/20	303	250,704

			5,097,878

Hotels, Restaurants & Leisure — 0.2%
24 Hour Fitness USA, Inc.,
Term Loan^
4.750%	05/28/21	439	435,459
Affinity Gaming,
Term Loan (First Lien)
5.000%	07/01/23	199	200,244

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
American Casino & Entertainment Properties LLC,
Repriced Term Loan
4.250%	07/07/22	81	$81,980
Aristocrat Leisure Ltd.,
Term Loan B-1
3.631%	10/20/21	151	152,405
Boyd Gaming Corp.,
Term Loan B-2
3.756%	10/31/23	160	160,963
Caesars Entertainment Resort Properties LLC,
Term Loan B
6.250%	05/08/21	1,268	1,276,611
7.000%	10/11/20	847	855,268
CCM Merger, Inc.,
Term Loan^
4.020%	08/06/21	309	312,457
CDS U.S. Intermediate Holdings, Inc.,
Initial Term Loan (Second Lien)
9.250%	07/10/23	45	43,791
Eldorado Resorts, Inc.,
Initial Term Loan
4.250%	07/25/22	202	203,692
Extended Stay America, Inc.,
Initial Term Loan
3.770%	08/17/23	244	247,086
Four Seasons,
Term Loan (First Lien)
3.750%	11/21/23	375	378,749
Graton Economic Development Authority,
Incremental Term Loan B
4.552%	09/01/22	220	221,223
LA Fitness,
Term Loan B
6.000%	07/01/20	100	99,775
La Quinta Intermediate Holdings LLC,
Initial Term Loan
3.750%	04/14/21	212	211,780
MGM Resorts International,
Term Loan A
3.020%	04/23/21	290	288,913
Mohegan Tribal Gaming Authority,
Term Loan B
5.500%	09/30/23	175	175,763
Montreign Resort Casino,
Term Loan
—%(p)	12/07/22	150	151,125
PNK Entertainment, Inc.,
Facility Loan B
3.770%	04/28/23	138	138,225
Scientific Games International, Inc.,
Initial Term Loan
6.000%	10/18/20	247	250,090
Initial Term Loan B-2
6.000%	10/01/21	362	365,720
Station Casinos LLC,
Facility Loan B
3.750%	06/08/23	542	548,121

			6,799,440

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Independent Power & Renewable Electricity Producers
Dynegy, Inc.,
Term Loan
5.000%	06/27/23	250	$252,679
Tranche Term Loan B-2
4.000%	04/23/20	72	71,959
ExGen Renewables LLC,
Term Loan
5.250%	02/06/21	158	157,929
TerraForm AP Acquisition Holdings LLC,
Term Loan^
8.500%	06/27/22	231	230,775
Terra-Gen Finance Co. LLC,
Term Loan^
5.250%	12/09/21	234	200,003

			913,345

Insurance — 0.1%
Acrisure, LLC,
Delayed Draw Term Loan
—%(p)	11/02/23	31	31,030
Term Loan B (First Lien)
5.750%	11/02/23	169	169,470
AssuredPartners Capital, Inc.,
Term Loan (First Lien)
5.250%	10/21/22	322	324,160
Asurion LLC,
Incremental Tranche B-5 Term Loan
4.750%	11/03/23	180	181,480
Incremental Tranche Term Loan B-4
5.000%	08/04/22	635	640,829
Replacement Term Loan B-2
4.020%	07/08/20	70	69,942
Term Loan (Second Lien)
8.500%	03/03/21	220	222,639
BroadStreet Partners, Inc.,
Initial Term Loan
5.250%	11/07/23	105	105,612
Lone Star Intermediate Super Holdings LLC,
Term Loan
10.000%	08/10/21	145	148,263

			1,893,425

Internet
Zayo Group LLC,
2021 Term Loan
3.750%	05/06/21	63	63,734

Internet & Direct Marketing Retail
J.D. Power and Associates,
Initial Term Loan (First Lien)^
5.250%	09/07/23	70	70,349

Internet Software & Services — 0.1%
Genesys Telecom Holdings U.S., Inc.,
Initial Dollar Term Loan
6.250%	09/18/21	425	430,490
GTT Communications, Inc.,
Term Loan B^
—%(p)	12/12/23	70	70,963

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Internet Software & Services (continued)
Merrill Communications LLC,
Initial Term Loan^
6.250%	06/01/22	229	$226,476
Peak 10, Inc.,
Initial Term Loan (First Lien)^
5.000%	06/17/21	312	324,480
Term Loan (Second Lien)
8.250%	06/17/22	140	129,850
ProQuest LLC,
Initial Term Loan
5.750%	10/24/21	490	490,902
Rackspace Hosting, Inc.,
Term Loan B (First Lien)
4.500%	10/26/23	465	470,617
Trader Corp.,
Term Loan^
5.000%	09/28/23	95	95,949
TTM Technologies, Inc.,
Term Loan B^
5.250%	05/31/21	377	381,468

			2,621,195

IT Services
Conduent Business Services, LLC,
Term Loan B^
6.250%	11/18/23	200	202,249
Datapipe, Inc.,
Initial Term Loan (First Lien)
5.750%	03/15/19	260	259,880
First Data Corporation,
2022C New Dollar Term Loan
3.756%	07/10/22	233	233,056
Global Payments, Inc.,
Term Loan B
3.034%	04/22/23	57	57,258
Vertafore, Inc.,
Initial Term Loan (First Lien)
4.750%	06/30/23	200	200,375
WEX, Inc.,
Term Loan B
4.270%	06/30/23	199	201,274

			1,154,092

Lodging
Golden Nugget, Inc.,
Closing Date Term Loan
4.500%	11/06/19	313	315,798
Delayed Draw Term Loan
4.500%	11/21/19	134	135,342

			451,140

Machinery
Gates Global LLC,
Initial Dollar Term Loan
4.250%	07/06/21	122	122,152
SIG Combibloc Holdings SCA,
Initial Dollar Term Loan
4.000%	03/11/22	344	345,983

			468,135

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Machinery-Construction & Mining
North American Lifting Holdings, Inc.,
Initial Term Loan (First Lien)^
5.500%	11/27/20	111	$95,036
Term Loan (Second Lien)^
10.000%	11/26/21	500	245,000

			340,036

Marine
Commercial Barge Line Co.,
Initial Term Loan (First Lien)
9.750%	11/12/20	207	194,521

Media — 0.2%
Acosta, Inc.,
Tranche Term Loan B-1
4.250%	09/26/21	496	482,388
Advantage Sales & Marketing, Inc.,
Initial Term Loan (First Lien)
4.250%	07/23/21	317	317,024
Term Loan (Second Lien)
7.500%	07/25/22	125	125,063
Altice US Finance I Corporation,
2016 Refinancing Term Loan^
3.882%	01/15/25	280	282,799
AMC Entertainment Holdings, Inc.,
Incremental Term Loan
3.511%	12/15/23	80	80,699
Initial Term Loan
3.399%	12/15/22	124	124,794
CBS Radio Inc.,
Term Loan
4.500%	10/17/23	226	228,609
Cengage Learning Acquisitions, Inc.,
2016 Refinancing Term Loan
5.250%	06/07/23	373	361,232
Charter Communications Operating LLC/Charter Communications Operating Capital,
Term Loan E
3.020%	07/01/20	972	975,264
Term Loan I
3.010%	01/15/24	124	125,191
CSC Holdings, LLC,
2016 Extended Term Loan
3.876%	10/11/24	164	166,118
Endurance Business Media, Inc.,
Term Loan
6.000%	02/09/23	320	317,200
Entercom Radio, LLC,
Term Loan B
4.500%	11/01/23	203	205,421
Getty Images, Inc.,
Initial Term Loan
4.750%	10/18/19	109	94,716
Hercules Achievement, Inc.,
Initial Term Loan (First Lien)
5.000%	12/10/21	368	372,033
iHeartCommunications, Inc.,
Tranche Term Loan D
7.520%	01/30/19	625	506,771

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media (continued)
Ion Media Networks, Inc.,
Additional Term Loan B-2
4.500%	11/18/20	294	$296,706
Liberty Cablevision of Puerto Rico LLC,
Initial Term Loan (Second Lien)
7.750%	07/07/23	250	240,938
Term Loan B (First Lien)
4.500%	01/07/22	125	123,906
Lions Gate Entertainment Corp.,
Term Loan B
3.750%	10/13/23	250	251,094
McGraw-Hill Global Education Holdings LLC,
Term Loan B (First Lien)
5.000%	05/04/22	647	646,588
NMSC Holdings, Inc.,
Term Loan B (First Lien)
6.000%	04/19/23	126	127,016
Springer Science & Business Media Finance, Inc.,
Initial Term Loan B-9
4.750%	08/14/20	491	492,048
Wide Open West Finance LLC,
Term Loan B
4.500%	08/10/23	249	250,934

			7,194,552

Metals & Mining
LBM Holdings LLC,
Initial Term Loan (First Lien)
6.250%	08/20/22	72	72,317
Peabody Energy Corp.,
Term Loan
4.250%	09/24/20	124	120,573
Zekelman Industries, Inc.,
Term Loan^
6.000%	06/14/21	248	250,923

			443,813

Multiline Retail
Sears Roebuck Acceptance Corp.,
2015 Term Loan
5.500%	06/30/18	739	708,105

Multi-Utilities
Alliant Holdings I LLC,
Initial Term Loan
4.753%	08/12/22	494	494,972

Oil, Gas & Consumable Fuels — 0.1%
Alon USA Partners LP, Tranche
Term Loan B^
9.250%	11/26/18	544	541,060
California Resources Corp.,
Term Loan
11.375%	12/31/21	125	138,594
Chesapeake Energy Corp.,
Term Loan A
8.500%	08/16/21	125	135,885
Chief Exploration & Development LLC,
Term Loan (Second Lien)
7.753%	05/16/21	250	244,375

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
CITGO Holding, Inc.,
Term Loan
9.500%	05/12/18	117	$118,468
CITGO Petroleum Corp.,
Term Loan B
4.500%	07/29/21	124	124,582
Crestwood Holdings LLC,
Term Loan B-1^
9.000%	06/19/19	576	562,863
Houston Fuel Oil Terminal Company,
Tranche Term Loan B^
4.250%	08/19/21	602	597,575
Murray Energy Corp.,
Term Loan B-2^
8.250%	04/16/20	770	736,918
OSG Bulk Ships, Inc.,
Initial Term Loan
5.250%	08/05/19	198	192,064
Seadrill Operating LP,
Initial Term LoanSeadrill Operating LP
4.000%	02/21/21	169	115,289
Southcross Holdings Borrower LP,
Initial Term Loan
5.250%	08/04/21	68	53,462

			3,561,135

Packaging & Containers
Fort Dearborn Holding Company, Inc.,
Initial Term Loan (First Lien)
5.036%	10/19/23	175	177,188
Tricorbraun Holdings, Inc.,
Closing Date Term Loan (First Lien)
4.750%	11/28/23	114	114,678
Delayed Draw Term Loan (First Lien)
1.875%	11/28/23	11	11,468

			303,334

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co.,
2015 Incremental Term Loan B
3.813%	06/27/22	371	372,294
Horizon Pharma, Inc.,
2015 Term Loan
5.000%	05/07/21	356	355,488
Incremental Term B-1 Loan
5.500%	05/07/21	75	75,188
Pharmaceutical Product Development, Inc.,
Initial Term Loan
4.250%	08/18/22	244	246,258
Valeant Pharmaceuticals International, Inc.,
Tranche Term Loan A (Series A-3)
4.360%	10/20/18	68	67,300
Tranche Term Loan B (Series D-2)
5.000%	02/13/19	447	445,846
Tranche Term Loan B (Series E-1)
5.250%	08/05/20	579	577,011
Tranche Term Loan B (Series F-1)
5.500%	04/01/22	284	283,555

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals (continued)
Vizient, Inc.,
Term Loan B-2
5.000%	02/13/23	330	$334,482

			2,757,422

Pipelines
Energy Transfer Equity LP,
2015 Term Loan
4.137%	12/02/19	80	80,212

Professional Services
Ceridian HCM Holding Inc.,
Initial Term Loan
4.500%	09/15/20	342	337,759
SAI Global Ltd.,
Term Loan^
—%(p)	12/06/23	125	125,938

			463,697

Real Estate Investment Trusts (REITs)
Americold Realty Operating Partnership LP,
Initial Term Loan^
5.750%	12/01/22	144	146,078
Communications Sales & Leasing, Inc.,
Term Loan
4.500%	10/24/22	247	249,848
iStar, Inc.,
Term Loan^
5.500%	07/01/20	125	125,909
NorthStar Asset Management Group, Inc.,
Initial Term Loan
4.762%	01/30/23	199	199,958
Onex TSG Holdings II Corp.,
Initial Term Loan (First Lien)
5.000%	07/29/22	292	292,265

			1,014,058

Real Estate Management & Development
DTZ U.S. Borrower, LLC,
Initial Term Loan (Second Lien)
9.250%	11/04/22	4	3,827
DTZ Worldwide Ltd.,
Additional Term Loan 2015-1
4.250%	11/04/21	735	736,741
Multiplan, Inc.,
Initial Term Loan
5.000%	06/07/23	186	188,706
RE/MAX, LLC,
Term Loan
3.713%	11/30/23	75	75,047
Wash MultiFamily Acquisition, Inc.,
Initial US Term Loan (First Lien)^
4.250%	05/04/22	410	409,705
Initial US Term Loan (Second Lien)^
8.000%	05/12/23	35	35,000

			1,449,026

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Retail
Harbor Freight Tools USA, Inc.,
2016 Initial Term Loan B
3.887%	08/16/23	274	$277,441
JC Penney Corp., Inc.,
2016 Term Loan
5.250%	06/23/23	545	547,812
Landry’s, Inc.,
Term Loan B
4.000%	09/19/23	300	302,849

			1,128,102

Semiconductors & Semiconductor Equipment
Avago Technologies Ltd.,
Term Loan B-3
3.704%	02/01/23	227	229,837
Cavium, Inc.,
Initial Term Loan B^
3.750%	08/10/22	135	135,841
Micron Technology, Inc.,
Term Loan
4.520%	04/26/22	100	100,993
NXP BV,
Tranche Term Loan F
3.270%	12/07/20	133	133,569

			600,240

Software — 0.1%
Applied Systems, Inc.,
Initial Term Loan (First Lien)
4.000%	01/23/21	40	40,184
Aptean, Inc.,
Term Loan 1L
6.000%	12/20/22	125	126,094
Term Loan B 2L
1.000%	12/20/23	45	44,719
Avast Software,
Initial Dollar Term Loan
5.000%	08/03/22	360	364,583
BMC Software Finance, Inc.,
Initial US Term Loan
5.000%	09/10/20	149	147,562
Camelot U.S. Acquisition 1 Co.,
Initial Term Loan
4.750%	09/16/23	274	277,330
Eagle Parent, Inc.,
Term Loan B
4.750%	06/01/22	364	365,083
Infor Global Solutions, Inc.,
Tranche Term Loan B-5
3.750%	06/03/20	372	372,304
Information Resources, Inc.,
2nd Lien Term Loan
—%(p)	12/20/24	50	49,583
Term Loan (First Lien)
—%(p)	12/20/23	205	206,452
JDA Software Group, Inc.,
Initial Term Loan
4.500%	09/22/23	250	251,042

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Software (continued)
JLL/Delta Dutch Newco BV,
Initial Dollar Term Loan
4.250%	03/11/21	488	$490,344
Landesk Software,
Term Loan (First Lien)
5.500%	09/19/22	167	168,416
Renaissance Learning, Inc.,
Initial Term Loan (First Lien)
4.500%	04/09/21	507	500,701
Initial Term Loan (Second Lien)
8.000%	04/11/22	175	175,164
SolarWinds Holdings, Inc.,
Term Loan
5.500%	02/03/23	299	301,912
Solera LLC/Solera Finance, Inc.,
Dollar Term Loan
5.750%	03/03/23	248	251,296

			4,132,769

Specialty Retail — 0.1%
Academy Ltd./Academy Finance Corp.,
Initial Term Loan
5.000%	07/01/22	349	321,793
Bass Pro Group LLC,
2015 New Term Loan
4.000%	06/05/20	248	246,864
Term Loan
5.720%	05/31/18	100	99,938
Term Loan B
5.970%	11/15/23	475	470,505
David’s Bridal, Inc.,
Initial Term Loan
5.250%	10/11/19	124	108,525
J. Crew Group, Inc.,
Initial Term Loan
4.000%	03/05/21	129	71,904
Party City Holdings Inc.,
2016 Replacement Term Loan
4.210%	08/19/22	338	339,670
Petco Animal Supplies, Inc.,
Tranche Term Loan B
5.000%	01/26/23	497	500,046
Petsmart Inc.,
Tranche Term Loan B-2
4.000%	03/11/22	616	617,514
Sports Authority, Inc. (The),
Term Loan B
—%(p)	11/16/17	391	71,040

			2,847,799

Technology Hardware, Storage & Peripherals
Abacus Innovations Corp.,
Term Loan
5.500%	07/25/21	101	78,996
Term Loan B
3.520%	08/16/23	125	125,938
Compuware Corp.,
Term Loan (Second Lien)
9.250%	12/31/22	245	244,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Technology Hardware, Storage & Peripherals (continued)
Tranche Term Loan B-2 (First Lien)
6.250%	12/15/21	304	$305,135
Dell International LLC,
Initial Term Loan
7.000%	09/27/22	225	227,673
Term Loan A3
—%(p)	12/31/18	125	124,805
Term Loan B
4.020%	06/02/23	250	254,063

			1,361,609

Telecommunications
Polycom,
Initial Term Loan (First Lien)^
7.500%	09/29/23	218	218,410
Xplornet Communications, Inc.,
Term Loan B^
7.000%	09/06/21	125	125,934

			344,344

Tobacco
Reynolds Group Holdings, Inc.,
US Term Loan
4.250%	02/04/23	534	539,120

Trading Companies & Distributors
GYP Holdings III Corp.,
New Incremental Term Loan (First Lien)^
4.500%	04/01/21	320	322,956
Univar USA, Inc.,
Initial Dollar Term Loan
4.250%	06/24/22	123	124,165

			447,121

Transportation
Navios Maritime Partners LP (Mauritania),
Term Loan
5.250%	06/27/18	117	112,999

Transportation Infrastructure
Lineage Logistics LLC,
Term Loan^
4.500%	04/07/21	487	483,254

Wireless Telecommunication Services
Digicel International Finance Ltd.,
Tranche Term Loan D-1^
4.188%	03/31/17	17	16,294
Tranche Term Loan D-2^
4.338%	03/31/19	266	254,266
Intelsat Jackson Holdings SA,
Tranche Term Loan B-2
3.750%	06/30/19	824	795,902
LTS Buyer LLC,
Term Loan B (First Lien)
4.248%	04/13/20	802	807,748

			1,874,210

TOTAL BANK LOANS (cost $90,529,403)			90,490,985

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class A4
5.548%(c)	06/10/49	592	$595,435
BBCMS Trust,
Series 2015-STP, Class A, 144A
3.323%	09/10/28	3,019	3,063,895
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class A, 144A
2.104%(c)	12/15/27	2,568	2,576,515
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class A, 144A
2.808%	04/10/28	722	730,494
Series 2015-SMRT, Class D, 144A
3.768%	04/10/28	720	720,708
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class XA, IO
0.976%(c)	09/10/58	7,347	457,766
Series 2016-P6, Class XA, IO
0.842%(c)	12/10/49	7,007	367,331
Commercial Mortgage Trust,
Series 2014-CR15, Class A2
2.928%	02/10/47	923	942,437
Series 2014-CR19, Class XA, IO
1.265%(c)	08/10/47	9,229	549,176
Series 2014-CR20, Class XA, IO
1.187%(c)	11/10/47	4,515	278,906
Series 2014-UBS3, Class A2
2.844%	06/10/47	960	978,746
Series 2014-UBS4, Class XA, IO
1.251%(c)	08/10/47	7,519	462,041
Series 2014-UBS6, Class XA, IO
1.052%(c)	12/10/47	5,234	283,579
Series 2015-DC1, Class XA, IO
1.174%(c)	02/10/48	12,803	802,079
CSMC Trust,
Series 2015-TOWN, Class A, 144A
1.954%(c)	03/15/17	3,042	3,043,854
Series 2015-TOWN, Class B, 144A
2.604%(c)	03/15/17	274	269,423
Series 2015-TOWN, Class C, 144A
2.954%(c)	03/15/17	267	261,836
Series 2015-TOWN, Class D, 144A
3.904%(c)	03/15/17	404	401,764
FHLMC Multifamily Structured Pass-Through Certificates,
Series K716, Class A2
3.130%	06/25/21	2,186	2,273,698
Series K717, Class A2
2.991%	09/25/21	1,200	1,240,558
Series K723, Class A1
2.219%	04/25/23	742	738,807
GE Commercial Mortgage Corp. Trust,
Series 2007-C1, Class A1A
5.483%(c)	12/10/49	650	652,165
GS Mortgage Securities Trust,
Series 2013-GC12, Class XA, IO
1.684%(c)	06/10/46	2,926	188,994
Series 2014-GSFL, Class A, 144A
1.704%(c)	07/15/31	344	343,815

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-GC34, Class XA, IO
1.370%(c)	10/10/48	4,170	$359,448
Hilton USA Trust,
Series 2013-HLT, Class DFX, 144A
4.407%	11/05/30	3	3,254
Hyatt Hotel Portfolio Trust,
Series 2015-HYT, Class A, 144A
1.954%(c)	11/15/29	1,314	1,318,103
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
1.194%(c)	04/15/47	1,915	70,388
Series 2014-C21, Class A5
3.775%	08/15/47	2,000	2,095,376
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XA, IO
1.660%(c)	06/15/45	11,751	682,410
Series 2014-BXH, Class A, 144A
1.604%(c)	04/15/27	1,841	1,818,039
Series 2016-WPT, Class A, 144A
2.154%(c)	10/15/33	1,037	1,040,026
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.918%(c)	07/15/44	4,566	4,626,810
LB-UBS Commercial Mortgage Trust,
Series 2007-C7, Class A3
5.866%(c)	09/15/45	780	798,780
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C25, Class XA, IO
1.147%(c)	10/15/48	4,770	336,879
Morgan Stanley Capital I Trust,
Series 2007-T27, Class A1A
5.643%(c)	06/11/42	831	840,951
Series 2011-C2, Class A4, 144A
4.661%	06/15/44	720	781,719
MSCG Trust,
Series 2016-SNR, Class A, 144A
3.348%(c)	11/15/34	1,616	1,609,965
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C30, Class A5
5.342%	12/15/43	2,394	2,391,273
Series 2007-C31, Class A4
5.509%	04/15/47	6,251	6,263,032
Series 2007-C33, Class A4
5.969%(c)	02/15/51	5,640	5,666,354
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
1.112%(c)	11/15/48	4,463	313,534
WFRBS Commercial Mortgage Trust,
Series 2014-C24, Class XA, IO
0.969%(c)	11/15/47	2,923	153,280

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $55,562,884)			53,393,643

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 10.8%
Aerospace & Defense — 0.1%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	390	$399,749
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.850%	12/15/20		1,050	1,051,534
3.800%	10/07/24		963	986,795
4.750%	10/07/44		208	210,484

				2,648,562

Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes
2.850%	08/09/22		1,745	1,747,138
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	06/15/20		950	955,082
3.500%	06/15/22		710	727,705
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	07/20/18		500	499,887
3.750%	07/21/22		1,215	1,247,284
4.250%	07/21/25		500	516,113
Reynolds American, Inc.,
Gtd. Notes
3.250%	06/12/20		303	310,473
4.000%	06/12/22		945	988,397
4.450%	06/12/25		987	1,042,086
5.700%	08/15/35		391	449,118
5.850%	08/15/45		1,000	1,184,126

				9,667,409

Auto Manufacturers — 0.4%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, GMTN
1.700%	09/09/21		1,148	1,107,891
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.375%	08/01/18		2,400	2,418,059
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43		906	860,163
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.597%	11/04/19		1,000	998,515
3.000%	06/12/17		1,000	1,005,821
4.250%	09/20/22		1,200	1,236,344
5.875%	08/02/21		750	828,276
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		90	87,761
5.200%	04/01/45		1,202	1,158,622
6.600%	04/01/36		380	434,343
6.750%	04/01/46		217	254,474
General Motors Financial Co., Inc.,
Gtd. Notes
2.400%	04/10/18		960	961,026
3.150%	01/15/20		950	955,957
3.200%	07/13/20		900	902,707

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
4.000%	10/06/26		500	$480,761
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.550%	02/06/19		709	713,148
Sr. Unsec’d. Notes, MTN, 144A
3.000%	10/30/20		1,060	1,060,090
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.125%	05/23/19	(a)	1,730	1,721,530

				17,185,488

Banks — 2.8%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26		1,500	1,480,007
Sr. Unsec’d. Notes, MTN
2.600%	01/15/19		4,700	4,740,176
4.125%	01/22/24		1,500	1,558,877
Sub. Notes
6.110%	01/29/37	(a)	1,468	1,720,931
7.750%	05/14/38		600	826,082
Sub. Notes, MTN
4.200%	08/26/24		1,178	1,200,033
4.250%	10/22/26		520	526,295
4.450%	03/03/26		620	638,934
Bank of Nova Scotia (The) (Canada),
Sub. Notes
4.500%	12/16/25		1,040	1,068,378
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.300%	03/05/20		470	464,783
2.350%	09/08/19		720	719,659
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.750%	11/08/19		1,424	1,420,240
3.200%	08/10/21		687	679,025
3.250%	01/12/21		1,040	1,041,013
BNP Paribas SA (France),
Gtd. Notes, MTN
2.450%	03/17/19		710	715,631
BPCE SA (France),
Sub. Notes, 144A
5.150%	07/21/24		781	793,969
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.450%	04/24/19		950	956,015
Capital One NA,
Sr. Unsec’d. Notes, BKNT
2.950%	07/23/21		1,070	1,073,966
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.750%	05/01/18		681	679,549
2.350%	08/02/21		914	894,074
2.700%	03/30/21	(a)	1,780	1,775,927
4.650%	07/30/45		175	184,458
8.125%	07/15/39		667	991,118
Sub. Notes
4.400%	06/10/25		1,970	2,015,409
4.600%	03/09/26		420	434,105

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
5.500%	09/13/25		1,857	$2,040,864
6.675%	09/13/43		500	633,754
Citizens Bank NA,
Sr. Unsec’d. Notes, BKNT, MTN
2.500%	03/14/19		630	634,854
Sr. Unsec’d. Notes, MTN
2.450%	12/04/19		950	953,195
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21		259	253,987
Sub. Notes
4.350%	08/01/25		965	969,502
Comerica, Inc.,
Sr. Unsec’d. Notes
2.125%	05/23/19		882	880,711
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.625%	12/01/23		778	818,526
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
3.000%	10/29/21	(a)	700	706,689
Sub. Notes
6.000%	02/15/18		870	904,890
Sub. Notes, MTN
5.400%	01/14/20		500	536,070
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21		1,074	1,080,779
3.800%	09/15/22		1,170	1,180,376
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19		1,130	1,120,944
Sr. Unsec’d. Notes, GMTN
2.850%	05/10/19		910	906,136
Sub. Notes
4.500%	04/01/25	(a)	500	478,812
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		1,900	1,899,654
Sr. Unsec’d. Notes, BKNT
3.100%	06/04/20		480	485,753
3.200%	08/09/21		1,500	1,508,787
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18		2,172	2,240,516
8.250%	03/01/38		1,730	2,404,768
First Horizon National Corp.,
Sr. Unsec’d. Notes
3.500%	12/15/20		1,321	1,333,032
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.625%	01/31/19		4,731	4,781,868
2.625%	04/25/21		920	913,320
3.500%	01/23/25		250	246,675
3.500%	11/16/26		1,100	1,074,684
3.750%	02/25/26		1,500	1,504,408
4.750%	10/21/45		540	570,047
6.250%	02/01/41		691	856,541
Sr. Unsec’d. Notes, MTN

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
3.850%	07/08/24	1,500	$1,531,187
Sub. Notes
6.750%	10/01/37	20	24,697
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.950%	05/25/21	2,160	2,159,181
Sub. Notes
5.250%	03/14/44	400	428,345
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.300%	01/14/22	690	669,221
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.200%	04/01/19	2,375	2,377,083
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
2.375%	01/13/17	1,187	1,187,164
Sub. Notes, MTN, 144A
5.017%	06/26/24	600	554,511
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.200%	10/22/19	3,631	3,645,582
2.350%	01/28/19	3,424	3,452,344
2.550%	03/01/21	1,600	1,594,971
4.625%	05/10/21	700	753,711
5.400%	01/06/42	751	879,939
5.600%	07/15/41	125	149,475
Sub. Notes
3.875%	09/10/24	723	731,558
4.125%	12/15/26	952	971,665
4.950%	06/01/45	500	533,155
KeyBank NA,
Sr. Unsec’d. Notes, BKNT
2.350%	03/08/19	630	633,620
2.500%	12/15/19	710	717,395
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes, BKNT
2.300%	01/30/19	1,500	1,511,066
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.950%	03/01/21	1,260	1,268,411
Mitsubishi UFJ Trust & Banking Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.600%	10/16/17	1,970	1,968,345
Mizuho Bank Ltd. (Japan),
Gtd. Notes, 144A
2.400%	03/26/20	675	670,085
2.450%	04/16/19	1,200	1,205,087
Morgan Stanley,
Sr. Unsec’d. Notes
2.650%	01/27/20	710	713,344
Sr. Unsec’d. Notes, GMTN
2.500%	04/21/21	850	840,759
3.875%	01/27/26	2,770	2,797,994
Sr. Unsec’d. Notes, MTN
2.500%	01/24/19	945	954,934
2.625%	11/17/21	680	671,814
4.300%	01/27/45	500	498,285
6.375%	07/24/42	612	786,522

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sub. Notes, MTN
3.950%	04/23/27		100	$98,991
4.875%	11/01/22		1,930	2,068,457
MUFG Americas Holdings Corp.,
Sr. Unsec’d. Notes
1.625%	02/09/18		430	428,490
2.250%	02/10/20		480	474,887
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, MTN, 144A
2.375%	04/04/19		470	473,148
PNC Bank NA,
Sr. Unsec’d. Notes, BKNT
1.450%	07/29/19		450	443,878
2.200%	01/28/19		1,418	1,425,467
2.250%	07/02/19		1,500	1,510,023
Regions Bank,
Sr. Unsec’d. Notes, BKNT
2.250%	09/14/18		950	953,118
Sub. Notes
6.450%	06/26/37		559	629,506
Sub. Notes, BKNT
7.500%	05/15/18		1,750	1,874,826
Regions Financial Corp.,
Sr. Unsec’d. Notes
3.200%	02/08/21		633	641,957
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, MTN
1.500%	07/29/19		910	898,492
2.350%	10/30/20	(a)	1,050	1,048,512
Sub. Notes, GMTN
4.650%	01/27/26		791	842,672
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
5.125%	05/28/24		1,220	1,216,439
6.000%	12/19/23		2,443	2,537,554
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19		1,865	1,875,209
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.934%	03/09/21		630	633,298
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		2,000	2,017,722
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
1.800%	07/13/21		1,600	1,549,389
UBS AG (Switzerland),
Sr. Unsec’d. Notes, GMTN
2.375%	08/14/19		720	723,489
Sr. Unsec’d. Notes, MTN
1.375%	06/01/17		710	709,834
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.100%	07/26/21	(a)	1,108	1,078,145
2.150%	01/15/19	(a)	1,500	1,508,256
Sr. Unsec’d. Notes, GMTN
2.600%	07/22/20		670	673,873
Sub. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
5.375%	11/02/43		767	$846,499
Sub. Notes, GMTN
4.300%	07/22/27	(a)	710	730,288
4.900%	11/17/45		250	256,780
Sub. Notes, MTN
4.400%	06/14/46		500	478,527
4.650%	11/04/44		1,050	1,033,443
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
1.650%	05/13/19		650	643,163

				131,724,578

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
1.250%	01/17/18		1,441	1,439,709
2.650%	02/01/21		1,310	1,317,526
3.300%	02/01/23	(a)	1,310	1,333,229
3.650%	02/01/26		2,569	2,608,024
4.000%	01/17/43		160	152,209
4.700%	02/01/36		1,509	1,587,269
4.900%	02/01/46		1,259	1,360,815
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
2.200%	08/01/18		2,362	2,377,958

				12,176,739

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.125%	05/01/20		960	951,008
3.875%	11/15/21		1,500	1,570,226
4.400%	05/01/45		600	575,128
Sr. Unsec’d. Notes, 144A
4.663%	06/15/51		435	418,082

				3,514,444

Building Materials
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/21		610	611,525

Chemicals — 0.1%
Albemarle Corp.,
Sr. Unsec’d. Notes
3.000%	12/01/19		710	726,114
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP,
Sr. Unsec’d. Notes, 144A
1.700%	05/01/18		980	980,103
2.450%	05/01/20		1,355	1,345,628
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19		728	834,347
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada),
Sr. Sec’d. Notes, 144A
8.375%	12/01/22		85	85,850
Monsanto Co.,
Sr. Unsec’d. Notes
4.200%	07/15/34		976	938,189

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	1,198	$1,205,582

			6,115,813

Commercial Services — 0.1%
APX Group, Inc.,
Sr. Sec’d. Notes
7.875%	12/01/22	250	270,625
Cenveo Corp.,
Sr. Sec’d. Notes, 144A
6.000%	08/01/19	90	80,325
Duke University,
Unsec’d. Notes
3.299%	10/01/46	1,218	1,104,157
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44	635	623,336
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	535	457,726
Moody’s Corp.,
Sr. Unsec’d. Notes
4.500%	09/01/22	855	916,386
5.250%	07/15/44	590	650,273
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23	100	108,875
S&P Global, Inc.,
Gtd. Notes
3.300%	08/14/20	970	989,000

			5,200,703

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.850%	05/04/43	436	416,922
4.375%	05/13/45	233	239,366
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19	72	73,498
4.420%	06/15/21	1,600	1,655,591
6.020%	06/15/26	1,150	1,245,790
8.350%	07/15/46	506	623,032
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.400%	10/15/22	1,160	1,207,986
6.200%	10/15/35	234	238,282
6.350%	10/15/45	234	236,364

			5,936,831

Diversified Financial Services — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
5.000%	10/01/21	720	756,899
Air Lease Corp.,
Sr. Unsec’d. Notes
2.125%	01/15/18	765	766,361
3.375%	06/01/21	440	446,096

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
3.875%	04/01/21	(a)	2,470	$2,537,702
4.750%	03/01/20	(a)	500	530,243
Capital One Bank USA NA,
Sr. Unsec’d. Notes, BKNT
2.300%	06/05/19		1,710	1,714,133
CME Group, Inc.,
Sr. Unsec’d. Notes
5.300%	09/15/43		376	440,483
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		124	121,230
3.950%	11/06/24		250	247,765
5.200%	04/27/22		1,740	1,874,589
6.450%	06/12/17		800	816,398
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		1,000	1,047,907
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20		516	520,654
3.750%	12/01/25		636	652,217
Mastercard, Inc.,
Sr. Unsec’d. Notes
3.800%	11/21/46		400	392,079
Synchrony Financial,
Sr. Unsec’d. Notes
1.875%	08/15/17		359	359,290
3.000%	08/15/19		526	532,817
3.750%	08/15/21		1,095	1,125,460
4.250%	08/15/24		500	508,974
USAA Capital Corp.,
Sr. Unsec’d. Notes, MTN, 144A
2.000%	06/01/21		641	627,443
Visa, Inc.,
Sr. Unsec’d. Notes
2.800%	12/14/22		780	784,370
Washington Prime Group LP,
Sr. Unsec’d. Notes
3.850%	04/01/20		710	711,243

				17,514,353

Electric — 0.8%
AES Corp.,
Sr. Unsec’d. Notes
3.931%(c)	06/01/19		68	67,999
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17		1,731	1,731,576
2.950%	12/15/22		500	503,172
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
1.100%	05/15/17		1,000	1,000,017
2.400%	02/01/20		710	711,933
4.500%	02/01/45		296	307,076
5.150%	11/15/43	(a)	380	426,656
6.125%	04/01/36		675	842,993
Cleco Corporate Holdings LLC,
Sr. Sec’d. Notes, 144A
3.743%	05/01/26		650	640,149

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes
5.950%	12/15/36	350	$388,613
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.450%	03/15/44	200	208,220
Dominion Resources, Inc.,
Jr. Sub. Notes
3.823%(c)	06/30/66	1,000	916,000
Sr. Unsec’d. Notes
1.250%	03/15/17	1,000	1,000,073
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.800%	09/01/21	821	790,872
3.750%	09/01/46	250	225,052
Duke Energy Florida LLC,
First Mortgage
3.400%	10/01/46	500	444,888
Duke Energy Indiana LLC,
First Mortgage
4.900%	07/15/43	742	822,191
Duke Energy Progress LLC,
First Mortgage
4.375%	03/30/44	100	103,623
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.400%	09/15/20	3,228	3,601,761
Edison International,
Sr. Unsec’d. Notes
2.950%	03/15/23	495	489,181
Emera US Finance LP (Canada),
Gtd. Notes, 144A
2.150%	06/15/19	442	441,269
2.700%	06/15/21	436	431,571
4.750%	06/15/46	110	110,929
Eversource Energy,
Sr. Unsec’d. Notes
2.500%	03/15/21	609	604,669
Exelon Corp.,
Sr. Unsec’d. Notes
1.550%	06/09/17	300	299,454
2.850%	06/15/20	442	446,718
3.950%	06/15/25	973	1,000,280
4.450%	04/15/46	302	295,636
FirstEnergy Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/18	1,853	1,869,833
4.250%	03/15/23	1,500	1,550,693
7.375%	11/15/31	200	257,780
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
4.550%	03/15/46	100	103,717
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.450%	07/15/20	973	990,028
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/42	457	428,846

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
PG&E Corp.,
Sr. Unsec’d. Notes
2.400%	03/01/19		163	$163,619
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
2.000%	11/15/21		920	890,819
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25		1,000	985,516
5.625%	07/15/22		1,500	1,660,995
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21		1,075	1,056,740
3.250%	07/01/26	(a)	1,000	973,231
4.250%	07/01/36		250	248,620
Southern Power Co.,
Sr. Unsec’d. Notes
2.375%	06/01/20		950	942,763
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		500	490,034
4.350%	05/15/44		200	200,072
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45		250	254,395
WEC Energy Group, Inc.,
Jr. Sub. Notes
6.250%(c)	05/15/67		4,580	4,013,225
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
2.400%	03/15/21		630	626,473

				36,559,970

Electronics
Amphenol Corp.,
Sr. Unsec’d. Notes
3.125%	09/15/21		351	356,431
Fortive Corp.,
Sr. Unsec’d. Notes, 144A
2.350%	06/15/21		1,057	1,042,865

				1,399,296

Engineering & Construction
SBA Tower Trust,
Mortgage, 144A
3.156%	10/15/20		780	784,368

Foods
Kraft Heinz Foods Co.,
Gtd. Notes
5.000%	06/04/42		61	62,460
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21		1,075	1,029,893
Tyson Foods, Inc.,
Gtd. Notes
2.650%	08/15/19		500	504,766

				1,597,119

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Gas — 0.1%
NiSource Finance Corp.,
Gtd. Notes
4.800%	02/15/44		423	$445,332
5.250%	02/15/43		250	276,607
5.450%	09/15/20		1,230	1,343,145
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	03/15/20		898	896,675
2.850%	11/15/20		1,040	1,048,010
6.150%	06/15/18		2,000	2,118,870
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.950%	10/01/46		550	508,924

				6,637,563

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21		675	673,076
3.750%	11/30/26		1,000	993,091
4.900%	11/30/46		400	410,533
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		379	384,538
4.685%	12/15/44	(a)	402	416,450
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20		950	960,631
3.150%	03/15/22		900	921,800
4.375%	03/15/35		350	370,275
4.625%	03/15/45		217	234,668
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.300%	02/15/22		945	960,094
5.300%	02/01/44		32	35,803

				6,360,959

Healthcare-Services — 0.3%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/21		1,130	1,124,883
2.800%	06/15/23		500	492,505
4.375%	06/15/46		300	301,244
Anthem, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/19		1,000	997,980
4.350%	08/15/20		1,299	1,370,939
Children’s Hospital Medical Center,
Sec’d. Notes
4.268%	05/15/44		485	481,589
NYU Hospitals Center,
Sec’d. Notes
4.784%	07/01/44		481	501,524
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
7.500%	01/01/22		60	62,550
Sr. Sec’d. Notes, 144A
4.463%	06/15/20		155	156,163

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.125%	03/15/21		630	$622,632
2.700%	07/15/20		710	720,682
2.875%	12/15/21		470	476,414
3.350%	07/15/22		554	570,790
3.750%	07/15/25		1,000	1,035,234
4.250%	03/15/43		424	432,699
4.625%	07/15/35		845	921,082
4.750%	07/15/45		1,615	1,779,113

				12,048,023

Insurance — 0.7%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, MTN, 144A
2.250%	03/11/19		454	455,437
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19		204	204,963
3.300%	03/01/21		1,966	2,013,740
4.800%	07/10/45		500	518,959
6.400%	12/15/20		190	216,331
Aon Corp.,
Gtd. Notes
5.000%	09/30/20		1,045	1,125,725
Aon PLC,
Gtd. Notes
3.875%	12/15/25		840	856,199
4.450%	05/24/43		500	482,091
4.750%	05/15/45		1,180	1,192,724
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.200%	03/15/21	(a)	420	419,126
4.500%	02/11/43		125	132,914
Chubb INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20		997	996,772
4.350%	11/03/45		243	256,682
Guardian Life Insurance Co. of America (The),
Sub. Notes, 144A
4.875%	06/19/64		150	147,345
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43		1,127	1,043,956
5.125%	04/15/22		1,664	1,845,684
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22		873	952,543
5.000%	06/01/21		669	727,852
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.050%	10/15/23		767	809,526
4.800%	07/15/21		1,609	1,748,960
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
4.500%	04/15/65		1,250	1,146,504
MassMutual Global Funding II,
Sr. Sec’d. Notes, 144A
2.450%	11/23/20		780	779,804

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
MetLife, Inc.,
Sr. Unsec’d. Notes
1.903%	12/15/17		315	$315,813
3.600%	11/13/25	(a)	1,500	1,525,122
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
2.300%	04/10/19		1,660	1,669,163
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		1,000	1,315,305
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39		500	738,561
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		1,370	1,400,319
6.000%	02/10/20		203	219,340
Principal Financial Group, Inc.,
Gtd. Notes
3.100%	11/15/26		1,000	966,549
Progressive Corp. (The),
Sr. Unsec’d. Notes
4.350%	04/25/44		75	77,792
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,422	1,538,259
TIAA Asset Management Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
2.950%	11/01/19		411	418,094
4.125%	11/01/24		595	600,971
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	05/15/46		150	141,541
Unum Group,
Sr. Unsec’d. Notes
3.875%	11/05/25		295	288,317
4.000%	03/15/24		3,660	3,674,885
Voya Financial, Inc.,
Gtd. Notes
3.650%	06/15/26		1,000	977,775
5.700%	07/15/43		350	381,835

				34,323,478

Internet
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22		1,022	1,011,357
4.800%	12/05/34		1,000	1,100,659

				2,112,016

Iron/Steel
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/10/39		150	145,875

Lodging
Studio City Co. Ltd. (Hong Kong),
Sr. Sec’d. Notes, 144A
5.875%	11/30/19		200	205,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Machinery-Diversified — 0.1%
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22		850	$845,872
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21		1,075	1,074,486
3.000%	12/15/20		520	526,763
3.800%	12/15/26		1,100	1,108,479

				3,555,600

Media — 0.5%
21st Century Fox America, Inc.,
Gtd. Notes
3.000%	09/15/22		734	730,550
4.500%	02/15/21		1,459	1,559,875
4.750%	09/15/44		500	499,788
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		720	758,830
Comcast Corp.,
Gtd. Notes
1.625%	01/15/22		1,323	1,268,117
3.400%	07/15/46		400	349,325
4.500%	01/15/43		1,268	1,307,332
4.600%	08/15/45		500	524,133
5.150%	03/01/20	(a)	1,642	1,792,365
6.950%	08/15/37		626	853,809
Discovery Communications LLC,
Gtd. Notes
4.875%	04/01/43		1,071	989,705
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
6.000%	05/15/22		200	205,250
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		1,900	1,720,746
5.850%	05/01/17		2,065	2,094,304
5.875%	11/15/40		900	959,801
6.550%	05/01/37		200	226,410
6.750%	07/01/18		1,464	1,562,996
Time Warner, Inc.,
Gtd. Notes
4.875%	03/15/20		2,000	2,134,934
4.900%	06/15/42		511	511,185
6.200%	03/15/40		1,208	1,394,442
Walt Disney Co. (The),
Sr. Unsec’d. Notes, GMTN
4.125%	06/01/44		200	206,769

				21,650,666

Mining — 0.1%
Anglo American Capital PLC (United Kingdom),
Gtd. Notes, 144A
3.625%	05/14/20		1,150	1,162,878
4.125%	04/15/21		500	508,749
4.125%	09/27/22		500	503,755

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Mining (continued)
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43		750	$837,719
Gtd. Notes, 144A
6.250%(c)	10/19/75		281	304,239
6.750%(c)	10/19/75		587	658,908
Freeport-McMoRan, Inc.,
Gtd. Notes
2.300%	11/14/17		760	754,300
5.450%	03/15/43		1,442	1,193,284
Rio Tinto Finance USA PLC (United Kingdom),
Gtd. Notes
4.125%	08/21/42		750	736,646

				6,660,478

Miscellaneous Manufacturing
General Electric Co.,
Sr. Unsec’d. Notes
4.500%	03/11/44		170	182,491
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
2.875%	01/15/19		1,200	1,221,486
5.750%	06/15/43		150	177,492
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
4.650%	11/01/44		395	402,992

				1,984,461

Office/Business Equipment
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17		2,068	2,074,231

Oil & Gas — 0.7%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.500%	07/15/44		500	469,776
4.850%	03/15/21	(a)	1,021	1,094,755
6.600%	03/15/46		250	308,340
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44		1,300	1,281,570
4.750%	04/15/43		250	257,507
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.521%	01/15/20		440	442,554
3.561%	11/01/21		1,500	1,565,805
3.814%	02/10/24		1,700	1,766,069
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.450%	11/15/21		1,595	1,630,460
3.800%	04/15/24		517	515,226
3.900%	02/01/25		1,209	1,212,573
5.850%	02/01/35		250	266,081
6.750%	02/01/39		200	233,375
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.700%	10/15/19		777	831,188

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
8.000%	12/15/22		156	$168,285
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		250	259,999
ConocoPhillips Co.,
Gtd. Notes
2.200%	05/15/20		478	474,351
4.200%	03/15/21	(a)	674	715,937
5.950%	03/15/46	(a)	200	247,492
6.500%	02/01/39		115	145,580
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.222%	03/01/21		840	841,924
4.114%	03/01/46		250	256,069
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44	(a)	1,050	1,053,095
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.400%	04/15/46		150	152,645
Petrobras Global Finance BV (Brazil),
Gtd. Notes
3.000%	01/15/19	(a)	855	833,369
4.875%	03/17/20		552	545,762
5.375%	01/27/21	(a)	1,460	1,427,880
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44		1,012	842,186
6.000%	03/05/20		1,000	1,054,750
6.375%	01/23/45		1,103	1,003,729
Gtd. Notes, MTN, 144A
4.625%	09/21/23		820	797,696
6.750%	09/21/47		2,016	1,904,716
6.875%	08/04/26		585	617,175
Phillips 66,
Gtd. Notes
2.950%	05/01/17		1,974	1,985,011
4.650%	11/15/34		135	140,524
4.875%	11/15/44		1,241	1,310,577
Shell International Finance BV (Netherlands),
Gtd. Notes
2.125%	05/11/20		1,190	1,188,578
3.250%	05/11/25		1,000	999,180
4.125%	05/11/35		1,233	1,258,968
4.375%	05/11/45		349	353,529
Southwestern Energy Co.,
Sr. Unsec’d. Notes
6.700%	01/23/25	(a)	613	626,793
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38		250	319,435

				33,400,514

Oil & Gas Services — 0.1%
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25		781	793,416

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
4.850%	11/15/35	(a)	682	$719,256
5.000%	11/15/45	(a)	1,309	1,411,684
Petrofac Ltd. (United Kingdom),
Gtd. Notes, 144A
3.400%	10/10/18		1,392	1,408,875
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
2.350%	12/21/18		1,791	1,805,774

				6,139,005

Packaging & Containers
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
3.963%(c)	12/15/19		250	253,749
4.156%(c)	05/15/21		200	205,999
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand),
Sr. Sec’d. Notes, 144A
4.380%(c)	07/15/21		125	127,813

				587,561

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20		964	964,252
3.200%	11/06/22		1,383	1,383,910
Actavis Funding SCS,
Gtd. Notes
2.350%	03/12/18		725	729,191
2.450%	06/15/19		750	753,176
3.000%	03/12/20		479	485,640
3.800%	03/15/25		103	103,121
4.550%	03/15/35		1,481	1,465,882
4.750%	03/15/45		164	161,004
4.850%	06/15/44		250	247,875
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.950%	06/15/18		129	129,280
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		200	175,249
Express Scripts Holding Co.,
Gtd. Notes
2.250%	06/15/19		720	719,919
6.125%	11/15/41		31	35,345
Forest Laboratories LLC,
Gtd. Notes, 144A
4.375%	02/01/19		430	446,829
McKesson Corp.,
Sr. Unsec’d. Notes
2.284%	03/15/19		470	471,760
Mylan NV,
Gtd. Notes, 144A
2.500%	06/07/19		675	671,347
3.950%	06/15/26		1,000	935,848
5.250%	06/15/46		500	461,147
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.500%	03/15/21		420	424,380

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
3.500%	12/15/21		293	$295,350
4.900%	12/15/44		231	212,177
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19		1,000	987,322
2.400%	09/23/21		2,146	2,073,008
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.400%	07/20/18		700	694,292
2.200%	07/21/21		1,016	971,994
2.800%	07/21/23		776	734,555
3.150%	10/01/26	(a)	1,332	1,228,006
4.100%	10/01/46	(a)	431	369,308
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.450%	11/13/20		413	423,887

				18,755,054

Pipelines — 0.7%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24		560	574,991
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20		661	673,355
DCP Midstream LLC,
Jr. Sub. Notes, 144A
5.850%(c)	05/21/43		2,994	2,544,900
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21		216	218,699
5.350%	03/15/20		1,435	1,488,813
DCP Midstream Operating LP,
Gtd. Notes
2.700%	04/01/19		792	782,099
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
1.384%(c)	06/02/17		1,000	1,000,093
3.500%	06/10/24		600	584,350
4.250%	12/01/26		524	536,519
4.500%	06/10/44		250	232,417
5.500%	12/01/46		250	267,505
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19		700	700,463
Enterprise Products Operating LLC,
Gtd. Notes
2.550%	10/15/19		308	311,143
2.850%	04/15/21		640	644,868
4.900%	05/15/46		500	513,251
5.100%	02/15/45		904	953,403
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	(a)	1,950	1,965,389
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.950%	09/01/22		344	353,187
5.000%	10/01/21		928	988,085
5.950%	02/15/18		607	633,174
6.500%	09/01/39		200	219,590

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		835	$846,987
5.050%	02/15/46		800	791,923
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46		240	225,496
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		220	213,841
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.600%	12/15/19		608	608,637
3.650%	06/01/22		850	854,691
5.150%	06/01/42		392	363,458
Southeast Supply Header LLC,
Sr. Unsec’d. Notes, 144A
4.250%	06/15/24		960	905,187
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	(a)	1,012	967,952
4.500%	03/15/45		321	305,223
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.125%	01/15/19		788	804,441
4.625%	03/01/34		950	1,001,767
Western Gas Partners LP,
Sr. Unsec’d. Notes
2.600%	08/15/18		700	701,351
4.000%	07/01/22		1,214	1,233,807
5.375%	06/01/21		321	345,253
5.450%	04/01/44		200	205,993
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23	(a)	438	422,670
4.550%	06/24/24	(a)	860	853,550
5.750%	06/24/44		1,000	970,000
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22		1,786	1,758,144
4.300%	03/04/24		710	716,966
5.100%	09/15/45		250	237,612

				31,521,243

Real Estate
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.350%	10/01/20		780	792,897
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22		1,000	994,422

				1,787,319

Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		315	314,273

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, GMTN
3.625%	10/01/20		1,370	$1,422,586
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23		1,190	1,221,011
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23		990	986,167
4.550%	10/01/29		450	440,440
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.250%	09/15/23		1,020	988,877
3.850%	02/01/25		710	699,145
3.875%	08/15/22		437	445,498
4.125%	06/15/26		608	606,160
Camden Property Trust,
Sr. Unsec’d. Notes
4.250%	01/15/24		929	963,709
Corporate Office Properties LP,
Gtd. Notes
3.600%	05/15/23		1,533	1,475,111
3.700%	06/15/21		920	939,010
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21		1,500	1,522,805
3.625%	02/01/25	(a)	689	666,510
4.625%	07/15/22		175	185,284
7.500%	04/01/17		750	760,334
Digital Realty Trust LP,
Gtd. Notes
3.400%	10/01/20		780	793,426
3.950%	07/01/22		715	734,724
Duke Realty LP,
Gtd. Notes
3.875%	02/15/21		940	979,640
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		710	715,598
4.500%	07/01/44		210	213,395
Essex Portfolio LP,
Gtd. Notes
5.500%	03/15/17		420	423,354
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
3.625%	08/01/46		100	87,767
4.500%	12/01/44		250	253,057
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24		750	749,626
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21		1,000	1,007,094
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.200%	05/01/21		710	720,862
Lexington Realty Trust,
Gtd. Notes
4.400%	06/15/24		513	502,663

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Liberty Property LP,
Sr. Unsec’d. Notes
3.750%	04/01/25		200	$201,045
4.400%	02/15/24		2,440	2,569,308
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22		1,500	1,509,395
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.375%	08/01/23	(a)	434	429,745
4.500%	01/15/25		490	480,189
4.500%	04/01/27	(a)	1,150	1,103,627
4.950%	04/01/24		481	487,387
5.250%	01/15/26		1,085	1,114,694
Piedmont Operating Partnership LP,
Gtd. Notes
4.450%	03/15/24		650	647,438
Regency Centers LP,
Gtd. Notes
3.750%	06/15/24		710	717,887
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18		708	711,025
Simon Property Group LP,
Sr. Unsec’d. Notes
2.350%	01/30/22		585	577,142
4.750%	03/15/42		393	417,203
Tanger Properties LP,
Sr. Unsec’d. Notes
3.750%	12/01/24		790	788,422
UDR, Inc.,
Gtd. Notes
3.700%	10/01/20		1,000	1,031,400
Ventas Realty LP,
Gtd. Notes
1.250%	04/17/17		713	712,668
3.750%	05/01/24		600	607,301
4.125%	01/15/26		84	85,874
4.375%	02/01/45		251	235,654
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
3.250%	08/15/22		990	999,361
Welltower, Inc.,
Sr. Unsec’d. Notes
4.700%	09/15/17		650	663,960

				36,908,851

Retail — 0.3%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/22		2,066	2,134,983
CVS Health Corp.,
Sr. Unsec’d. Notes
1.900%	07/20/18	(a)	960	963,689
2.125%	06/01/21		675	661,867
2.800%	07/20/20		393	398,740
3.500%	07/20/22		800	821,995
4.875%	07/20/35		1,500	1,613,145
5.125%	07/20/45		408	454,694

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.400%	03/15/45		150	$159,854
5.875%	12/16/36		336	424,490
JC Penney Corp., Inc.,
Sr. Sec’d. Notes, 144A
5.875%	07/01/23		75	77,344
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.750%	12/09/20		639	646,123
3.700%	01/30/26	(a)	620	631,221
4.700%	12/09/35	(a)	365	386,139
4.875%	12/09/45		823	881,494
6.300%	03/01/38		788	981,999
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes
2.750%	06/15/21		721	733,502
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	05/30/18		600	600,599

				12,571,878

Semiconductors
Intel Corp.,
Sr. Unsec’d. Notes
4.250%	12/15/42		437	441,160
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.200%	09/16/21		920	898,015

				1,339,175

Software
Microsoft Corp.,
Sr. Unsec’d. Notes
3.450%	08/08/36		250	237,591
3.700%	08/08/46		300	282,440
4.450%	11/03/45		235	250,373
4.750%	11/03/55		117	127,260
4.875%	12/15/43		385	427,348
Oracle Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/30		200	194,900
4.000%	07/15/46		100	95,650
5.375%	07/15/40		215	249,854

				1,865,416

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.300%	03/11/19		1,310	1,315,023
2.450%	06/30/20		960	953,311
2.800%	02/17/21	(a)	420	416,664
3.000%	06/30/22		720	706,759
3.400%	05/15/25		1,000	963,823
4.125%	02/17/26		1,250	1,265,708
4.450%	04/01/24		350	364,853
4.500%	05/15/35		905	874,380
4.750%	05/15/46		1,000	947,419
5.550%	08/15/41		2,108	2,194,738

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
2.350%	02/14/19		1,420	$1,428,281
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
1.850%	09/20/21		700	683,176
5.500%	01/15/40		370	450,733
FairPoint Communications, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/15/19		65	67,844
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.100%	10/01/23		914	954,504
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.750%	08/15/21	(a)	1,140	1,093,603
4.500%	09/15/20		2,171	2,323,215
4.862%	08/21/46		2,138	2,166,423
5.012%	08/21/54		2,160	2,148,686
6.550%	09/15/43		500	624,489

				21,943,632

Transportation
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45		400	405,642
CSX Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/50		100	89,930
4.100%	03/15/44		447	433,258

				928,830

TOTAL CORPORATE BONDS (cost $517,050,851)				518,144,526

FOREIGN GOVERNMENT BONDS — 0.1%
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
4.000%	04/14/19		1,200	1,205,363
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45		500	474,375
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.500%	07/21/21		920	882,077
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.350%	01/15/47		1,150	986,125
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		884	803,821
5.550%	01/21/45		250	255,625
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50		211	238,958

TOTAL FOREIGN GOVERNMENT BONDS (cost $5,211,634)				4,846,344

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS — 0.2%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	500	$679,259
State of California,
General Obligation Unlimited
7.550%	04/01/39	1,530	2,272,065

			2,951,324

Illinois
City of Chicago,
General Obligation Unlimited
6.314%	01/01/44	500	445,810
State of Illinois,
General Obligation Unlimited
5.877%	03/01/19	1,370	1,451,831

			1,897,641

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds
6.668%	11/15/39	1,095	1,442,728
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
5.508%	08/01/37	200	242,961
New York City Water & Sewer System,
Revenue Bonds
5.882%	06/15/44	845	1,091,554
6.011%	06/15/42	350	457,163
Port Authority of New York & New Jersey,
Revenue Bonds
5.647%	11/01/40	200	241,344

			3,475,750

Ohio
American Municipal Power, Inc.,
Revenue Bonds
8.084%	02/15/50	350	530,543

TOTAL MUNICIPAL BONDS (cost $8,782,258)			8,855,258

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.0%
Banc of America Funding Corp.,
Series 2015-R3, Class 10A1, 144A(g)
0.724%(c)	06/27/36	2,098	2,032,970
Banc of America Funding Trust,
Series 2010-R3, Class 1A1, 144A
3.188%(c)	12/26/35	355	358,170
BCAP LLC Trust,
Series 2010-RR11, Class 6A1, 144A
3.020%(c)	03/27/36	1,850	1,853,660
Series 2012-RR5, Class 8A5, 144A
0.762%(c)	07/26/36	300	288,042
Series 2012-RR10, Class 5A5, 144A
0.849%(c)	04/26/36	151	150,151
Citigroup Mortgage Loan Trust,
Series 2014-8, Class 2A1, 144A
3.450%(c)	06/27/37	2,158	2,149,138

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2011-2R, Class 2A1, 144A
3.037%(c)	07/27/36	769	$764,281
CSMC Trust,
Series 2010-15R, Class 7A3, 144A
1.527%(c)	10/26/37	578	572,468
Series 2014-3R, Class 2A1, 144A
1.284%(c)	05/27/37	906	849,787
Series 2015-1R, Class 6A1, 144A
0.871%(c)	05/27/37	1,623	1,535,704
Fannie Mae REMICS,
Series 2005-47, Class SW, IO
5.964%(c)	06/25/35	3,020	603,623
Series 2006-116, Class SG, IO
5.884%(c)	12/25/36	2,543	471,007
Series 2007-40, Class SE, IO
5.684%(c)	05/25/37	1,416	239,352
Series 2011-110, Class SA, IO
5.854%(c)	04/25/41	368	61,399
Series 2011-112, Class SA, IO
5.794%(c)	11/25/41	339	69,587
Series 2011-123, Class SD, IO
5.844%(c)	08/25/39	323	50,226
Series 2012-9, Class SH, IO
5.794%(c)	06/25/41	292	45,383
Series 2012-14, Class JS, IO
5.894%(c)	12/25/30	202	37,086
Series 2012-47, Class SD, IO
5.694%(c)	05/25/42	722	143,619
Series 2012-67, Class AI, IO
4.500%	07/25/27	1,065	135,678
Series 2012-100, Class WI, IO
3.000%	09/25/27	526	48,282
Series 2013-51, Class GI, IO
3.000%	10/25/32	443	49,689
Series 2013-133, Class IB, IO
3.000%	04/25/32	362	39,446
Series 2014-68, Class ID, IO
3.500%	03/25/34	264	36,666
Series 2015-28, Class JE
3.000%	05/25/45	1,523	1,541,912
Series 2015-28, Class P
2.500%	05/25/45	2,192	2,202,710
Series 2015-42, Class LS, IO
5.444%(c)	06/25/45	721	125,644
Series 2015-70, Class JC
3.000%	10/25/45	1,227	1,247,205
Series 2016-19, Class AH
3.000%	04/25/46	1,723	1,747,752
Freddie Mac REMICS,
Series 2935, Class ZK
5.500%	02/15/35	660	727,553
Series 3115, Class SM, IO
5.896%(c)	02/15/36	2,120	372,341
Series 3237, Class C
5.500%	11/15/36	318	353,343
Series 3955, Class YI, IO
3.000%	11/15/21	403	20,120

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4055, Class BI, IO
3.500%	05/15/31	339	$42,175
Series 4149, Class IO, IO
3.000%	01/15/33	194	28,719
Series 4314, Class AI, IO
5.000%	03/15/34	140	16,475
Series 4386, Class AZ
4.500%	11/15/40	1,160	1,281,918
Series 4427, Class LI, IO
3.500%	02/15/34	571	76,479
Series 4471, Class PA
4.000%	12/15/40	1,729	1,825,974
Series 4476, Class IA, IO
3.500%	01/15/32	623	61,185
Government National Mortgage Assoc.,
Series 2011-94, Class SA, IO
5.361%(c)	07/20/41	161	24,017
Series 2011-H05, Class FB
1.030%(c)	12/20/60	1,330	1,323,581
Series 2013-124, Class ES
7.681%(c)	04/20/39	571	607,603
Series 2013-124, Class ST
7.815%(c)	08/20/39	1,107	1,216,949
Series 2015-H13, Class FL
0.810%(c)	05/20/63	1,995	1,992,111
Series 2015-H13, Class HA
2.500%	08/20/64	4,683	4,733,048
Series 2015-H17, Class HA
2.500%	05/20/65	3,362	3,399,187
Series 2016-H20, Class FM
0.930%(c)	12/20/62	1,409	1,408,781
JP Morgan Resecuritization Trust,
Series 2012-2, Class 6A1, 144A(g)
0.772%(c)	06/21/36	690	679,907
Morgan Stanley Re-REMIC Trust,
Series 2010-R6, Class 1A, 144A
2.807%(c)	02/26/37	1,346	1,346,781
Mortgage Repurchase Agreement Financing Trust,
Series 2016-5, Class A, 144A^(g)
1.871%(c)	06/10/19	3,720	3,719,999
Nomura Resecuritization Trust,
Series 2011-3RA, Class 2A1, 144A
3.228%(c)	03/26/37	389	387,719
RBSSP Resecuritization Trust,
Series 2010-2, Class 11A1, 144A
2.744%(c)	07/26/45	1,002	1,003,747
Thornburg Mortgage Securities Trust,
Series 2003-4, Class A1
1.396%(c)	09/25/43	1,308	1,258,568
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-S8, Class 2A2
5.250%	01/25/18	466	468,080
Wells Fargo Mortgage Loan Trust,
Series 2011-RR4, Class 1A1, 144A
3.190%(c)	06/27/36	167	166,310
Series 2011-RR4, Class 2A1, 144A
3.024%(c)	06/27/36	204	203,061

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2005-AR10, Class 2A15
3.010%(c)	06/25/35		1,732	$1,779,338

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $50,111,280)				49,975,706

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.3%
Federal Home Loan Mortgage Corp., Notes
0.875%	07/19/19		7,800	7,696,970
1.250%	10/02/19		919	913,625
2.500%	07/01/31		621	622,766
3.000%	04/01/31		1,980	2,034,767
3.000%	04/01/31		1,306	1,343,538
3.000%	05/01/31		1,224	1,259,100
3.000%	05/01/31		99	102,022
3.000%	05/01/31		97	100,263
3.000%	05/01/31		72	74,306
3.000%	06/01/31		433	445,584
3.000%	06/01/31		328	337,358
3.000%	06/01/31		308	316,699
3.000%	06/01/31		123	126,269
3.000%	06/01/31		104	107,384
3.000%	06/01/31		81	83,630
3.000%	06/01/31		57	58,484
3.000%	06/01/31		51	52,513
3.000%	06/01/31		47	48,575
3.000%	06/01/31		37	38,161
3.000%	06/01/31		37	38,098
3.000%	06/01/31		37	37,656
3.000%	06/01/31		35	35,998
3.000%	06/01/31		34	34,506
3.000%	06/01/31		33	33,588
3.000%	06/01/31		32	33,384
3.000%	01/01/43		19	18,897
3.000%	10/01/43		8,327	8,316,976
3.000%	06/01/45		1,666	1,656,948
3.000%	04/01/46		156	154,846
3.000%	04/01/46		146	145,529
3.000%	05/01/46		2,165	2,152,366
3.000%	05/01/46		333	330,646
3.000%	06/01/46		2,153	2,141,269
3.000%	11/01/46		750	745,508
3.000%	01/01/47		5,400	5,367,430
3.076%(c)	10/01/42		531	550,553
3.273%(c)	07/01/41		1,139	1,192,196
3.423%(c)	12/01/40		798	840,512
3.500%	TBA	(t)	8,100	8,293,937
3.500%	03/01/32		3,236	3,355,591
3.500%	02/01/34		2,229	2,311,169
3.500%	04/01/43		3,188	3,282,671
3.500%	06/01/45		3,411	3,500,018
3.500%	06/01/45		534	548,135
3.500%	10/01/45		741	761,058
3.500%	12/01/45		696	714,628
3.500%	04/01/46		3,251	3,339,417
3.500%	04/01/46		1,506	1,544,827
3.500%	05/01/46		3,179	3,267,719

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/01/46		665	$683,275
4.000%	02/01/42		1,266	1,337,272
4.000%	07/01/42		2,626	2,771,397
4.000%	11/01/42		1,661	1,753,336
4.000%	09/01/43		941	992,808
4.000%	10/01/43		123	129,812
4.000%	11/01/43		9,242	9,768,168
4.000%	06/01/45		2,182	2,305,476
4.000%	12/01/45		1,453	1,530,785
4.000%	04/01/46		794	834,314
4.500%	03/01/41		117	126,131
4.500%	04/01/41		195	210,268
4.500%	01/01/42		162	174,778
Federal National Mortgage Assoc., Notes
1.375%	10/07/21		9,736	9,471,862
1.500%	11/30/20		995	982,518
1.875%	09/18/18		2,663	2,693,864
2.125%	04/24/26		102	96,460
2.500%	TBA	(t)	3,100	3,104,904
2.500%	12/01/27		41	41,573
2.500%	01/01/28		581	583,177
2.500%	06/01/31		471	471,973
2.500%	06/01/31		96	95,964
2.500%	07/01/31		1,557	1,560,917
2.500%	07/01/31		1,014	1,016,895
2.500%	07/01/31		963	965,105
2.500%	07/01/31		315	316,057
2.500%	08/01/31		479	479,739
2.698%(c)	02/01/42		423	437,794
2.767%(c)	01/01/42		635	657,626
3.000%	TBA	(t)	33,800	33,577,386
3.000%	TBA	(t)	8,600	8,543,359
3.000%	TBA	(t)	2,500	2,565,430
3.000%	10/01/30		98	100,310
3.000%	10/01/30		97	100,044
3.000%	12/01/30		139	142,578
3.000%	02/01/31		36	36,870
3.000%	02/01/31		28	28,988
3.000%	03/01/31		189	194,661
3.000%	03/01/31		184	189,321
3.000%	03/01/31		135	139,130
3.000%	03/01/31		98	100,502
3.000%	03/01/31		94	96,486
3.000%	03/01/31		86	88,148
3.000%	03/01/31		48	49,014
3.000%	03/01/31		47	48,774
3.000%	03/01/31		24	25,048
3.000%	04/01/31		131	134,214
3.000%	04/01/31		97	99,963
3.000%	04/01/31		77	79,379
3.000%	04/01/31		61	63,007
3.000%	04/01/31		60	61,683
3.000%	04/01/31		52	53,369
3.000%	04/01/31		39	40,538
3.000%	04/01/31		39	39,849
3.000%	05/01/31		98	100,347
3.000%	05/01/31		94	96,939

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/31		48	$49,718
3.000%	05/01/31		40	41,016
3.000%	05/01/31		35	36,458
3.000%	06/01/31		421	432,956
3.000%	06/01/31		279	286,968
3.000%	06/01/31		136	139,551
3.000%	06/01/31		119	122,836
3.000%	06/01/31		97	99,491
3.000%	06/01/31		75	76,806
3.000%	06/01/31		38	38,733
3.000%	06/01/31		25	25,328
3.000%	06/01/31		24	25,044
3.000%	07/01/31		168	172,464
3.000%	07/01/31		98	100,858
3.000%	07/01/31		94	96,124
3.000%	08/01/31		96	98,495
3.000%	09/01/42		1,185	1,184,496
3.000%	10/01/42		1,722	1,721,866
3.000%	10/01/42		921	921,234
3.000%	11/01/42		1,715	1,714,415
3.000%	12/01/42		635	634,802
3.000%	01/01/43		2,668	2,667,607
3.000%	07/01/43		352	351,992
3.000%	07/01/46		3,512	3,493,375
3.000%	09/01/46		3,561	3,541,451
3.466%(c)	12/01/40		824	870,336
3.500%	TBA	(t)	8,600	8,814,328
3.500%	01/01/29		336	349,950
3.500%	10/01/30		410	427,391
3.500%	10/01/30		345	361,907
3.500%	11/01/30		1,363	1,427,824
3.500%	02/01/31		718	748,362
3.500%	01/01/41		60	62,174
3.500%	11/01/41		17	17,275
3.500%	04/01/42		299	308,136
3.500%	04/01/42		46	47,688
3.500%	04/01/42		17	17,343
3.500%	05/01/42		18	18,433
3.500%	05/01/42		17	17,066
3.500%	06/01/42		1,998	2,060,373
3.500%	06/01/42		100	103,115
3.500%	07/01/42		111	114,392
3.500%	07/01/42		27	27,406
3.500%	07/01/42		25	26,026
3.500%	08/01/42		78	80,898
3.500%	08/01/42		15	15,615
3.500%	09/01/42		297	305,844
3.500%	09/01/42		239	246,139
3.500%	09/01/42		237	244,822
3.500%	10/01/42		190	195,454
3.500%	10/01/42		110	113,896
3.500%	10/01/42		18	18,907
3.500%	10/01/42		16	16,959
3.500%	11/01/42		378	389,857
3.500%	11/01/42		46	46,911
3.500%	11/01/42		14	14,876
3.500%	01/01/43		17	17,650
3.500%	04/01/43		82	84,675

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/01/43		2,069	$2,131,701
3.500%	08/01/43		13,348	13,759,632
3.500%	08/01/43		75	77,273
3.500%	08/01/43		41	42,071
3.500%	08/01/43		32	32,934
3.500%	05/01/44		48	49,776
3.500%	08/01/44		117	120,209
3.500%	07/01/45		632	649,496
3.500%	08/01/45		537	550,698
3.500%	12/01/45		2,441	2,509,206
3.500%	12/01/45		444	455,751
3.500%	12/01/45		362	372,092
3.500%	12/01/45		318	326,772
3.500%	02/01/46		344	353,597
3.500%	02/01/46		269	276,742
3.500%	03/01/46		560	575,876
3.500%	04/01/46		1,618	1,661,477
3.500%	05/01/46		3,011	3,095,489
3.500%	06/01/46		8,343	8,558,864
3.500%	06/01/46		3,717	3,817,125
3.500%	08/01/46		1,049	1,078,156
3.500%	08/01/46		576	592,363
3.500%	09/01/46		1,064	1,094,244
3.500%	11/01/46		658	676,312
4.000%	TBA	(t)	7,150	7,516,856
4.000%	TBA	(t)	5,300	5,571,936
4.000%	11/01/31		161	171,185
4.000%	05/01/37		2,844	3,014,669
4.000%	09/01/40		35	36,936
4.000%	09/01/40		17	18,388
4.000%	10/01/40		22	23,330
4.000%	10/01/40		20	21,120
4.000%	11/01/40		555	586,690
4.000%	11/01/40		29	30,453
4.000%	09/01/41		879	928,191
4.000%	01/01/42		118	125,091
4.000%	04/01/42		412	434,847
4.000%	04/01/42		96	100,784
4.000%	04/01/42		66	70,161
4.000%	06/01/42		531	560,796
4.000%	09/01/42		752	794,631
4.000%	10/01/42		692	733,367
4.000%	09/01/44		80	84,527
4.000%	02/01/45		132	139,533
4.000%	04/01/45		174	183,895
4.000%	05/01/45		1,257	1,325,962
4.000%	05/01/45		1,194	1,259,790
4.000%	05/01/45		609	642,685
4.000%	05/01/45		135	142,857
4.000%	06/01/45		173	182,121
4.000%	07/01/45		2,378	2,501,449
4.000%	07/01/45		178	187,875
4.000%	10/01/45		7,878	8,323,604
4.000%	11/01/45		292	307,648
4.000%	11/01/45		260	273,383
4.000%	12/01/45		658	695,185
4.000%	12/01/45		405	426,354
4.000%	12/01/45		282	296,602

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	12/01/45		116	$121,567
4.000%	01/01/46		1,377	1,455,681
4.000%	02/01/46		820	862,467
4.000%	02/01/46		141	147,868
4.000%	03/01/46		2,244	2,371,959
4.000%	03/01/46		425	447,844
4.000%	03/01/46		258	271,923
4.000%	03/01/46		177	187,117
4.000%	03/01/46		67	70,548
4.000%	04/01/46		396	416,454
4.000%	04/01/46		276	290,450
4.000%	04/01/46		153	160,540
4.000%	04/01/46		104	110,153
4.000%	05/01/46		296	311,598
4.000%	05/01/46		149	156,620
4.000%	05/01/46		101	105,787
4.000%	06/01/46		111	117,215
4.000%	09/01/46		141	148,882
4.000%	09/01/46		58	61,500
4.500%	TBA	(t)	1,200	1,290,703
4.500%	07/01/25		1,612	1,702,593
4.500%	06/01/39		14	14,905
4.500%	07/01/39		10	11,112
4.500%	11/01/39		105	113,261
4.500%	12/01/39		1,827	1,971,198
4.500%	11/01/40		164	177,081
4.500%	12/01/40		102	110,384
4.500%	12/01/40		18	19,641
4.500%	03/01/41		40	43,141
4.500%	04/01/41		2,679	2,893,903
4.500%	04/01/41		82	88,910
4.500%	04/01/41		21	22,856
4.500%	04/01/41		21	22,710
4.500%	05/01/41		93	100,198
4.500%	05/01/41		40	43,154
4.500%	06/01/41		213	229,564
4.500%	07/01/41		70	75,406
4.500%	07/01/41		59	63,757
4.500%	08/01/41		338	364,843
4.500%	08/01/41		70	75,958
4.500%	08/01/41		33	35,138
4.500%	08/01/41		13	13,606
4.500%	09/01/41		83	89,832
4.500%	09/01/41		38	41,378
4.500%	10/01/41		85	91,413
4.500%	10/01/41		45	48,341
4.500%	10/01/41		43	46,501
4.500%	11/01/41		150	161,855
4.500%	12/01/41		60	65,080
4.500%	01/01/42		274	296,063
4.500%	02/01/42		35	37,870
4.500%	03/01/42		65	70,261
4.500%	04/01/42		488	526,480
4.500%	05/01/42		549	591,708
4.500%	05/01/42		105	112,619
4.500%	05/01/42		37	39,900
4.500%	06/01/42		317	341,161
4.500%	06/01/42		149	161,314

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	06/01/42		147	$158,094
4.500%	06/01/42		94	101,465
4.500%	07/01/42		126	135,947
4.500%	07/01/42		53	57,192
4.500%	08/01/42		586	632,722
4.500%	09/01/42		1,281	1,384,288
4.500%	09/01/42		766	827,411
4.500%	09/01/42		128	138,428
4.500%	10/01/42		393	423,167
4.500%	10/01/42		381	410,636
4.500%	10/01/42		143	153,952
4.500%	08/01/44		173	186,287
4.500%	10/01/44		338	365,544
5.000%	11/01/33		4,244	4,704,535
5.000%	02/01/35		3,726	4,132,434
5.000%	07/01/35		2,725	2,990,492
5.000%	06/01/39		2,584	2,834,305
5.000%	03/01/44		444	484,043
5.000%	11/01/44		1,367	1,499,805
5.250%	08/01/41		249	271,853
5.500%	11/01/29		110	122,572
5.500%	04/01/34		1,219	1,367,735
5.500%	08/01/35		1,063	1,191,040
5.500%	04/01/39		978	1,110,847
5.625%	07/15/37		179	238,717
6.348%	02/01/39		458	497,249
6.500%	10/01/37		1,292	1,461,923
7.250%	05/15/30		513	743,347
Government National Mortgage Assoc.
3.000%	TBA	(t)	11,500	11,643,974
3.000%	TBA	(t)	4,090	4,141,205
3.000%	06/20/42		573	582,969
3.000%	01/20/43		699	710,930
3.000%	07/20/46		198	201,173
3.000%	08/20/46		167	169,226
3.000%	08/20/46		89	90,596
3.000%	09/20/46		1,587	1,610,815
3.000%	09/20/46		604	613,949
3.500%	TBA	(t)	4,900	5,093,607
3.500%	11/20/41		1,754	1,827,668
3.500%	12/20/41		2,151	2,244,039
3.500%	10/20/42		257	268,331
3.500%	01/20/43		3,621	3,781,285
3.500%	02/20/43		3,113	3,250,743
3.500%	05/20/43		1,496	1,562,526
3.500%	02/20/46		56	58,414
3.500%	04/20/46		99	103,360
3.500%	04/20/46		98	102,752
3.500%	04/20/46		50	51,772
3.500%	05/20/46		765	798,000
3.500%	05/20/46		511	532,945
3.500%	05/20/46		489	511,078
3.500%	05/20/46		476	495,801
3.500%	05/20/46		363	378,182
3.500%	05/20/46		214	223,905
3.500%	05/20/46		173	181,387
3.500%	05/20/46		151	157,261
3.500%	05/20/46		142	148,336

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	05/20/46		138	$144,613
3.500%	05/20/46		121	126,463
3.500%	05/20/46		117	122,531
3.500%	05/20/46		98	101,865
3.500%	05/20/46		97	101,190
3.500%	05/20/46		97	101,006
3.500%	05/20/46		85	89,305
3.500%	05/20/46		76	79,506
3.500%	05/20/46		62	65,065
3.500%	05/20/46		60	62,867
3.500%	05/20/46		48	49,838
3.500%	05/20/46		47	49,458
3.500%	05/20/46		47	49,292
3.500%	05/20/46		38	39,859
3.500%	05/20/46		33	33,955
3.500%	06/20/46		1,865	1,944,687
3.500%	06/20/46		642	669,045
3.500%	06/20/46		636	664,370
3.500%	06/20/46		410	427,013
3.500%	06/20/46		155	162,239
3.500%	06/20/46		144	150,580
3.500%	06/20/46		97	101,389
3.500%	06/20/46		78	81,644
3.500%	06/20/46		50	51,670
3.500%	06/20/46		50	51,637
3.500%	06/20/46		39	40,385
3.500%	06/20/46		33	33,916
4.000%	TBA	(t)	100	106,197
4.000%	10/20/40		215	230,448
4.000%	11/20/40		2,500	2,681,249
4.000%	01/20/41		2,243	2,405,846
4.000%	02/20/41		42	45,396
4.000%	03/20/41		882	940,997
4.000%	10/20/41		682	726,987
4.000%	08/20/45		1,379	1,466,020
4.000%	10/20/45		2,796	2,974,160
4.500%	08/15/39		245	265,977
4.500%	09/15/39		1,112	1,203,412
4.500%	10/15/39		81	87,940
4.500%	10/15/39		55	60,224
4.500%	11/15/39		74	79,994
4.500%	11/15/39		43	47,235
4.500%	02/15/40		131	142,539
4.500%	03/15/40		152	164,653
4.500%	06/15/40	(hh)	1,085	1,175,446
4.500%	06/15/40		118	128,397
4.500%	07/15/40		11	12,043
4.500%	10/15/40		13	13,740
4.500%	04/20/41		1,608	1,732,144
4.500%	08/20/41		2,438	2,627,349
5.000%	11/15/33		11	12,249
5.000%	05/15/34		284	310,248
5.000%	06/15/40	(k)	174	191,025
6.000%	05/15/40		987	1,119,198
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.250%	09/15/65		420	432,356

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $399,190,632)				396,317,631

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 8.3%
U.S. Treasury Bonds
2.500%	02/15/45		2,061	$1,835,819
2.500%	02/15/46		14,043	12,478,525
2.500%	05/15/46		2,175	1,932,862
2.875%	11/15/46		12,169	11,748,792
3.000%	11/15/45		15,003	14,797,879
3.125%	08/15/44		1,013	1,025,266
3.625%	02/15/44		4,477	4,962,076
3.750%	08/15/41		1,642	1,849,367
3.750%	11/15/43		1,771	2,007,940
4.375%	02/15/38		706	877,315
4.500%	02/15/36		11,724	14,834,518
4.625%	02/15/40		3,000	3,833,907
4.750%	02/15/41		369	481,084
5.000%	05/15/37		7,297	9,797,645
6.125%	11/15/27		1,007	1,351,425
U.S. Treasury Inflation Indexed Bonds, TIPS
1.000%	02/15/46		300	307,326
U.S. Treasury Notes
0.625%	06/30/18		2,659	2,642,178
0.750%	06/30/17		23,901	23,913,142
0.750%	09/30/18		3,133	3,111,827
0.750%	07/15/19		24,873	24,511,570
0.875%	05/31/18		6,225	6,213,143
1.000%	09/15/18		1,825	1,821,151
1.000%	11/15/19		7,347	7,258,608
1.250%	12/31/18		14,464	14,478,695
1.375%	07/31/18		3,093	3,106,271
1.375%	12/15/19		23,864	23,807,132
1.500%	12/31/18		5,455	5,486,748
1.500%	02/28/23		3,099	2,980,609
1.500%	08/15/26		500	459,864
1.625%	12/31/19		5,591	5,618,519
1.625%	05/15/26		3,230	3,011,975
1.750%	11/30/21	(a)	8,155	8,093,759
1.750%	02/28/22		25,500	25,195,199
1.750%	05/15/22		1,261	1,241,986
2.000%	11/30/20		5,667	5,725,665
2.000%	12/31/21		11,094	11,134,737
2.000%	11/30/22		3,634	3,609,441
2.000%	02/15/25		16,257	15,822,629
2.000%	08/15/25		6,468	6,265,371
2.000%	11/15/26	(a)	9,647	9,282,226
2.125%	01/31/21		5,568	5,641,963
2.250%	03/31/21		18,300	18,630,974
2.250%	12/31/23		13,549	13,555,354
2.250%	11/15/24		2,866	2,848,423
2.375%	08/15/24		54,100	54,351,457
2.750%	11/15/23		5,165	5,335,285

TOTAL U.S. TREASURY OBLIGATIONS (cost $408,011,400)				399,277,647

TOTAL LONG-TERM INVESTMENTS (cost $4,216,232,810)				4,310,369,176

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 14.6%
AFFILIATED MUTUAL FUNDS — 14.1%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	546,237,827	$546,237,827
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $130,467,837; includes $130,312,277 of cash collateral for securities on loan)(b)(w)	130,433,014	130,459,101

TOTAL AFFILIATED MUTUAL FUNDS (cost $676,705,664) (Note 4)		676,696,928

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k) — 0.5%
U.S. Treasury Bills
0.313%	01/26/17	10	9,997
0.331%	01/26/17	10,350	10,347,216
0.335%	01/05/17	610	609,988
0.340%	02/02/17	1,700	1,699,402
0.344%	02/02/17	210	209,926
0.355%	02/02/17	4,420	4,418,444
0.360%	01/12/17	820	819,918
0.371%	02/02/17	10	9,996
0.476%	03/02/17	2,160	2,158,315
0.481%	03/02/17	140	139,891
0.495%	03/09/17	1,150	1,149,004
0.501%	03/16/17	110	109,890
0.530%	03/30/17	330	329,607

TOTAL U.S. TREASURY OBLIGATIONS (cost $22,012,107)			22,011,594

TOTAL SHORT-TERM INVESTMENTS (cost $698,717,771)			698,708,522

TOTAL INVESTMENTS — 104.5% (cost $4,914,950,581)			5,009,077,698
Liabilities in excess of other assets(z) — (4.5)%			(217,559,936)

NET ASSETS — 100.0%			$4,791,517,762

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $16,906,475 and 0.4% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $127,023,923; cash collateral of $130,312,277 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(p)	Interest rate not available as of December 31, 2016.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $98,940,000 is approximately 2.1% of net assets.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
1,981	Mini MSCI EAFE Index	Mar. 2017	$166,660,705	$165,968,180	$(692,525)
527	Russell 2000 Mini Index	Mar. 2017	36,533,656	35,754,315	(779,341)
2,283	S&P 500 E-Mini Index	Mar. 2017	257,380,114	255,262,230	(2,117,884)

					(3,589,750)

Short Positions:
6	2 Year U.S. Treasury Notes	Mar. 2017	1,301,625	1,300,125	1,500
10	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	1,617,031	1,602,500	14,531

					16,031

					$(3,573,719)

A U.S. Government Agency Obligation and U.S. Treasury Obligations with a combined market value of $22,079,650 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts as of December 31, 2016.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
20,100	03/15/19	1.250%	3 Month LIBOR(1)	$96,032	$122,751	$26,719
5,650	03/16/20	1.500%	3 Month LIBOR(2)	(31,682)	(41,541)	(9,859)
2,500	03/15/27	1.750%	3 Month LIBOR(2)	(153,838)	(146,221)	7,617
440	03/15/47	2.250%	3 Month LIBOR(2)	(46,388)	(36,683)	9,705

				$(135,876)	$(101,694)	$34,182

A U.S. Government Agency Obligation with a market value of $317,403 has been segregated with Morgan Stanley to cover requirements for open centrally cleared interest rate swap contracts as of December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,403,596,060	$1,328,447,749	$—
Preferred Stocks	7,466,314	9,408,771	—
Unaffiliated Exchange Traded Funds	18,854,785	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	18,124,924	—
Residential Mortgage-Backed Securities	—	3,168,833	—
Bank Loans	—	77,304,509	13,186,476
Commercial Mortgage-Backed Securities	—	53,393,643	—
Corporate Bonds	—	518,144,526	—
Foreign Government Bonds	—	4,846,344	—
Municipal Bonds	—	8,855,258	—
Residential Mortgage-Backed Securities	—	46,255,707	3,719,999
U.S. Government Agency Obligations	—	396,317,631	—
U.S. Treasury Obligations	—	421,289,241	—
Affiliated Mutual Funds	676,696,928	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Other Financial Instruments*
Futures Contracts	$(3,573,719)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	34,182	—

Total	$2,103,040,368	$2,885,591,318	$16,906,475

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	14.1%
U.S. Treasury Obligations	8.8
U.S. Government Agency Obligations	8.3
Banks	8.2
Pharmaceuticals	3.4
Insurance	3.3
Oil, Gas & Consumable Fuels	2.9
Media	2.0
Chemicals	1.9
Internet Software & Services	1.8
Software	1.8
Diversified Telecommunication Services	1.7
Health Care Equipment & Supplies	1.6
Beverages	1.5
Biotechnology	1.5
Electric Utilities	1.5
Aerospace & Defense	1.4
Food Products	1.4
Machinery	1.4
Health Care Providers & Services	1.3
Specialty Retail	1.3
Diversified Financial Services	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Food & Staples Retailing	1.2
Semiconductors & Semiconductor Equipment	1.2
Commercial Mortgage-Backed Securities	1.1
Technology Hardware, Storage & Peripherals	1.1
Residential Mortgage-Backed Securities	1.0
Capital Markets	0.9
IT Services	0.9
Metals & Mining	0.9
Tobacco	0.9
Electric	0.8
Energy Equipment & Services	0.8
Household Durables	0.8
Real Estate Investment Trusts (REITs)	0.8
Automobiles	0.7
Hotels, Restaurants & Leisure	0.7
Oil & Gas	0.7
Personal Products	0.7
Pipelines	0.7
Textiles, Apparel & Luxury Goods	0.7
Commercial Services & Supplies	0.6
Communications Equipment	0.6
Consumer Finance	0.6
Household Products	0.6

Internet & Direct Marketing Retail	0.6%
Real Estate Management & Development	0.6
Wireless Telecommunication Services	0.6
Air Freight & Logistics	0.5
Construction & Engineering	0.5
Electrical Equipment	0.5
Industrial Conglomerates	0.5
Professional Services	0.5
Telecommunications	0.5
Auto Components	0.4
Auto Manufacturers	0.4
Building Products	0.4
Electronic Equipment, Instruments & Components	0.4
Non-Residential Mortgage-Backed Securities	0.4
Unaffiliated Exchange Traded Funds	0.4
Airlines	0.3
Construction Materials	0.3
Containers & Packaging	0.3
Healthcare-Services	0.3
Multiline Retail	0.3
Retail	0.3
Road & Rail	0.3
Trading Companies & Distributors	0.3
Agriculture	0.2
Commercial Services	0.2
Leisure Products	0.2
Multi-Utilities	0.2
Municipal Bonds	0.2
Thrifts & Mortgage Finance	0.2
Transportation Infrastructure	0.2
Computers	0.1
Diversified Consumer Services	0.1
Foreign Government Bonds	0.1
Gas	0.1
Gas Utilities	0.1
Healthcare-Products	0.1
Life Sciences Tools & Services	0.1
Machinery-Diversified	0.1
Mining	0.1
Oil & Gas Services	0.1

104.5
Liabilities in excess of other assets	(4.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$3,589,750	*
Interest rate contracts	Due from/to broker — variation margin futures	16,031	*	—	—
Interest rate contracts	Due from/to broker — variation margin swaps	44,041	*	Due from/to broker — variation margin swaps	9,859	*

Total		$60,072			$3,599,609

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Equity contracts	$(260,041)	$42,123,534	$—	$—	$41,863,493
Foreign exchange contracts	—	—	(17,788)	—	(17,788)
Interest rate contracts	—	135,840	—	(568,183)	(432,343)

Total	$(260,041)	$42,259,374	$(17,788)	$(568,183)	$41,413,362

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Futures	Swaps	Total
Equity contracts			$(10,867,815)	$—	$(10,867,815)
Interest rate contracts			16,031	(18,280)	(2,249)

Total			$(10,851,784)	$(18,280)	$(10,870,064)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Interest Rate Swap Agreements(2)
$431,398,964	$1,963,078	$29,518,000

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$127,023,923	$(127,023,923)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST FI PYRAMIS® QUANTITATIVE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $127,023,923:
Unaffiliated investments (cost $4,238,244,917)	$4,332,380,770
Affiliated investments (cost $676,705,664)	676,696,928
Cash	819,722
Foreign currency, at value (cost $1,101,819)	1,076,431
Receivable for investments sold	96,177,178
Dividends and interest receivable	13,118,490
Tax reclaim receivable	4,394,429
Receivable for fund share sold	210,413
Receivable from affiliate	125,844
Due from broker-variation margin swaps	18,964
Prepaid expenses	37,164

Total Assets	5,125,056,333

LIABILITIES:
Payable for investments purchased	200,720,847
Payable to broker for collateral for securities on loan	130,312,277
Advisory fees payable	1,111,817
Due to broker-variation margin futures	651,228
Accrued expenses and other liabilities	447,892
Distribution fee payable	163,130
Payable for fund share repurchased	131,034
Affiliated transfer agent fee payable	346

Total Liabilities	333,538,571

NET ASSETS	$4,791,517,762

Net assets were comprised of:
Paid-in capital	$3,666,003,731
Retained earnings	1,125,514,031

Net assets, December 31, 2016	$4,791,517,762

Net asset value and redemption price per share, $4,791,517,762 / 375,754,787 outstanding shares of beneficial interest	$12.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,193,588, of which $426,126 is reimbursable by an affiliate)	$62,290,607
Interest income	38,215,851
Affiliated dividend income	3,102,584
Income from securities lending, net (including affiliated income of $981,354)	1,284,108

104,893,150

EXPENSES
Advisory fees	30,951,134
Distribution fee	11,856,472
Custodian and accounting fees	1,411,000
Insurance expenses	60,000
Trustees’ fees	53,000
Audit fee	52,000
Shareholders’ reports	17,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	2,328
Miscellaneous	86,159

Total expenses	44,522,093
Less: advisory fee waivers and/or expense reimbursement	(3,189,468)

Net expenses	41,332,625

NET INVESTMENT INCOME (LOSS)	63,560,525

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $41,664)	39,869,030
Futures transactions	42,259,374
Swap agreements transactions	(568,183)
Foreign currency transactions	(34,756)

81,525,465

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(8,736))	35,457,787
Futures	(10,851,784)
Swap agreements	(18,280)
Foreign currencies	(104,019)

24,483,704

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	106,009,169

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$169,569,694

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$63,560,525	$65,349,622
Net realized gain (loss) on investment and foreign currency transactions	81,525,465	47,340,433
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	24,483,704	(64,868,604)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,569,694	47,821,451

FUND SHARE TRANSACTIONS:
Fund share sold [62,829,452 and 19,480,422 shares, respectively]	763,409,892	241,754,186
Fund share repurchased [81,085,873 and 32,496,902 shares, respectively]	(962,560,850)	(399,068,244)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(199,150,958)	(157,314,058)

CAPITAL CONTRIBUTIONS (NOTE 4)	1,360,851	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,220,413)	(109,492,607)
NET ASSETS:
Beginning of year	4,819,738,175	4,929,230,782

End of year	$4,791,517,762	$4,819,738,175

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 91.4%		Value (Note 2)
AFFILIATED MUTUAL FUNDS	Shares
AST AB Global Bond Portfolio*	43,830,729	$464,605,725
AST AQR Emerging Markets Equity Portfolio*	455,321	4,325,550
AST AQR Large-Cap Portfolio*	24,643,091	369,646,362
AST BlackRock Low Duration Bond Portfolio*	3,434,483	36,268,142
AST BlackRock/Loomis Sayles Bond Portfolio*	13,641,227	178,290,831
AST Boston Partners Large-Cap Value Portfolio*	2,897,146	57,305,549
AST ClearBridge Dividend Growth Portfolio*	10,428,993	155,287,707
AST Goldman Sachs Global Income Portfolio*	27,006,427	283,297,424
AST Goldman Sachs Large-Cap Value Portfolio*	1,988,537	56,315,363
AST Goldman Sachs Mid-Cap Growth Portfolio*	1,503,918	11,159,071
AST Goldman Sachs Small-Cap Value Portfolio*	1,988,052	42,087,057
AST Goldman Sachs Strategic Income Portfolio*	11,379,838	109,815,434
AST Government Money Market Portfolio*	71,979,481	71,979,481
AST High Yield Portfolio*	16,428,785	153,937,713
AST Hotchkis & Wiley Large-Cap Value Portfolio*	3,137,273	78,306,346
AST International Growth Portfolio*	11,427,255	151,296,856
AST International Value Portfolio*	9,132,503	158,540,255
AST Jennison Large-Cap Growth Portfolio*	2,840,602	64,936,169
AST Loomis Sayles Large-Cap Growth Portfolio*	2,830,095	106,128,567
AST Lord Abbett Core Fixed Income Portfolio*	28,630,538	350,151,481
AST MFS Growth Portfolio*	4,573,592	82,964,952
AST MFS Large-Cap Value Portfolio*	6,468,140	110,799,232
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	245,565	7,533,929
AST Parametric Emerging Markets Equity Portfolio*	475,587	3,804,693
AST Prudential Core Bond Portfolio*	82,540,674	960,773,440
AST QMA Emerging Markets Equity Portfolio*	250,677	2,158,326
AST QMA International Core Equity Portfolio*	7,295,566	74,779,553
AST QMA Large-Cap Portfolio*	24,139,609	369,818,816
AST Small-Cap Growth Opportunities Portfolio*	2,139,732	33,230,044
AST Small-Cap Growth Portfolio*	984,562	35,365,475
AST Small-Cap Value Portfolio*	1,545,146	41,224,509
AST T. Rowe Price Large-Cap Growth Portfolio*	2,118,251	53,231,645
AST T. Rowe Price Natural Resources Portfolio*	136,500	2,861,038

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST Templeton Global Bond Portfolio*	131,266	$1,415,052
AST Value Equity Portfolio*	5,720,234	74,305,839
AST WEDGE Capital Mid-Cap Value Portfolio*	335,832	7,304,344
AST Wellington Management Global Bond Portfolio*	53,301,815	553,805,855
AST Western Asset Core Plus Bond Portfolio*	54,183,328	652,909,108
AST Western Asset Emerging Markets Debt Portfolio*	5,855,160	61,069,322

TOTAL LONG-TERM INVESTMENTS (cost $5,425,681,301)(w)		6,033,036,255

SHORT-TERM INVESTMENTS — 8.4%
AFFILIATED MUTUAL FUND — 8.2%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund (cost $541,129,628)(w)	541,129,628	541,129,628

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.473%	03/16/17	500	499,500
0.526%	03/16/17	13,500	13,486,500

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,985,090)			13,986,000

TOTAL SHORT-TERM INVESTMENTS (cost $555,114,718) (Note 4)			555,115,628

TOTAL INVESTMENTS — 99.8% (cost $5,980,796,019)			6,588,151,883
Other assets in excess of liabilities(z) — 0.2%			13,378,108

NET ASSETS — 100.0%			$6,601,529,991

See the Glossary for abbreviations used in annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
646	2 Year U.S. Treasury Notes	Mar. 2017	$140,010,406	$139,980,125	$(30,281)
1,044	10 Year U.S. Treasury Notes	Mar. 2017	130,035,069	129,749,625	(285,444)
158	CAC40 10 Euro	Jan. 2017	7,891,850	8,088,107	196,257
29	DAX Index	Mar. 2017	8,565,433	8,749,790	184,357
1,072	Euro STOXX 50 Index	Mar. 2017	36,397,682	36,979,136	581,454
100	FTSE 100 Index	Mar. 2017	8,462,942	8,688,472	225,530
11	Mini MSCI EAFE Index	Mar. 2017	927,077	921,580	(5,497)
196	Russell 2000 Mini Index	Mar. 2017	13,454,910	13,297,620	(157,290)
536	S&P 500 E-Mini Index	Mar. 2017	60,316,080	59,930,160	(385,920)
102	S&P 500 Index	Mar. 2017	57,387,653	57,023,100	(364,553)
216	TOPIX Index	Mar. 2017	27,984,249	28,054,588	70,339

					$28,952

A U.S. Treasury Obligation with a market value of $13,986,000 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$6,574,165,883	$—	$—
U.S. Treasury Obligations	—	13,986,000	—
Other Financial Instruments*
Futures Contracts	28,952	—	—

Total	$6,574,194,835	$13,986,000	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Core Bond	54.4%
Large/Mid-Cap Growth	16.0
Ultra Short Bond	8.2
Large/Mid-Cap Value	5.9
International Value	3.5
Large/Mid-Cap Blend	2.4
High Yield	2.3
International Growth	2.3

Small-Cap Value	1.3%
Emerging Markets	1.1
Government Money Market	1.1
Small-Cap Growth	1.1
U.S. Treasury Obligations	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,257,937	*	Due from/to broker — variation margin futures	$913,260	*
Interest rate contracts	—	—		Due from/to broker — variation margin futures	315,725	*

Total		$1,257,937			$1,228,985

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$26,272,225
Interest rate contracts	392,207

Total	$26,664,432

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(3,360,075)
Interest rate contracts	149,564

Total	$(3,210,511)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $487,269,255.

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $5,966,810,929)	$6,574,165,883
Unaffiliated investments (cost $13,985,090)	13,986,000
Cash	436,010
Foreign currency, at value (cost $13,631,446)	13,216,455
Receivable for investments sold	6,606,000
Receivable for fund share sold	420,685
Due from broker-variation margin futures	169,174
Prepaid expenses	3,945

Total Assets	6,609,004,152

LIABILITIES:
Payable for investments purchased	6,606,000
Deposit due to broker—Futures	452,447
Advisory fees payable	344,407
Accrued expenses and other liabilities	70,224
Deferred trustees’ fees	494
Affiliated transfer agent fee payable	346
Payable for fund share repurchased	243

Total Liabilities	7,474,161

NET ASSETS	$6,601,529,991

Net assets were comprised of:
Paid-in capital	$4,405,746,950
Retained earnings	2,195,783,041

Net assets, December 31, 2016	$6,601,529,991

Net asset value and redemption price per share, $6,601,529,991 / 448,948,949 outstanding shares of beneficial interest	$14.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$2,815,085

EXPENSES
Advisory fees	10,066,019
Custodian and accounting fees	311,000
Trustees’ fees	71,000
Audit fee	27,000
Legal fees and expenses	23,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	7,000
Shareholders’ reports	4,000
Miscellaneous	11,493

Total expenses	10,538,512
Less: advisory fee waivers and/or expense reimbursement	(58,716)

Net expenses	10,479,796

NET INVESTMENT INCOME (LOSS)	(7,664,711)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $220,621,128)	220,687,163
Futures transactions	26,664,432
Foreign currency transactions	(533,762)

246,817,833

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $113,582,516)	113,580,325
Futures	(3,210,511)
Foreign currencies	(107,219)

110,262,595

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	357,080,428

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$349,415,717

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(7,664,711)	$(10,321,912)
Net realized gain (loss) on investment and foreign currency transactions	246,817,833	322,684,775
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	110,262,595	(294,335,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	349,415,717	18,027,526

FUND SHARE TRANSACTIONS:
Fund share sold [23,261,415 and 4,874,570 shares, respectively]	327,421,446	68,402,570
Fund share repurchased [60,772,010 and 56,478,698 shares, respectively]	(856,722,303)	(793,234,994)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(529,300,857)	(724,832,424)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(179,885,140)	(706,804,898)
NET ASSETS:
Beginning of year	6,781,415,131	7,488,220,029

End of year	$6,601,529,991	$6,781,415,131

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 89.6%		Value (Note 2)
COMMON STOCKS — 64.6%	Shares
Aerospace & Defense — 1.4%
AAR Corp.	19,800	$654,389
BAE Systems PLC (United Kingdom)	302,378	2,199,374
Boeing Co. (The)	81,800	12,734,624
BWX Technologies, Inc.	253,400	10,059,980
Engility Holdings, Inc.*	52,700	1,775,990
Esterline Technologies Corp.*	28,400	2,533,280
General Dynamics Corp.	97,100	16,765,286
Huntington Ingalls Industries, Inc.	182,041	33,530,132
Lockheed Martin Corp.	56,400	14,096,616
MTU Aero Engines AG (Germany)	4,844	558,757
Northrop Grumman Corp.	117,300	27,281,634
Spirit AeroSystems Holdings, Inc. (Class A Stock)	242,700	14,161,545
Textron, Inc.	108,100	5,249,336
Thales SA (France)	99,159	9,606,631
Vectrus, Inc.*	31,300	746,505
Wesco Aircraft Holdings, Inc.*	151,100	2,258,945

		154,213,024

Air Freight & Logistics — 0.3%
Cia de Distribucion Integral Logista Holdings SA (Spain)	5,659	130,945
Deutsche Post AG (Germany)	117,079	3,839,623
FedEx Corp.	163,700	30,480,940

		34,451,508

Airlines — 0.5%
Air New Zealand Ltd. (New Zealand)	151,003	229,965
AirAsia Bhd (Malaysia)	352,300	179,599
ANA Holdings, Inc. (Japan)	84,000	225,962
Deutsche Lufthansa AG (Germany)	593,003	7,644,269
Hawaiian Holdings, Inc.*	51,500	2,935,500
International Consolidated Airlines Group SA (United Kingdom)	77,986	420,123
JetBlue Airways Corp.*	767,800	17,214,076
Southwest Airlines Co.	591,700	29,490,328

		58,339,822

Auto Components — 0.6%
Aisin Seiki Co. Ltd. (Japan)	17,100	739,907
Cie Generale des Etablissements Michelin (France)	19,643	2,183,500
Cooper Tire & Rubber Co.	14,500	563,325
Cooper-Standard Holdings, Inc.*	118,700	12,271,206
Dana, Inc.	1,272,800	24,157,744
GKN PLC (United Kingdom)	1,199,196	4,887,827
Grammer AG (Germany)	40,615	2,026,470
Hankook Tire Co. Ltd. (South Korea)*	701	33,701
Koito Manufacturing Co. Ltd. (Japan)	10,000	528,100
Metaldyne Performance Group, Inc.	40,900	938,655
Plastic Omnium SA (France)	5,566	177,509
Tenneco, Inc.*	119,200	7,446,424
Tower International, Inc.	28,800	816,480
Toyota Boshoku Corp. (Japan)	222,000	5,089,143
Valeo SA (France)	181,031	10,392,629

		72,252,620

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles — 0.6%
Astra International Tbk PT (Indonesia)	187,600	$114,712
Bayerische Motoren Werke AG (Germany)	29,986	2,792,787
Ferrari NV (Italy)	11,528	671,168
Fiat Chrysler Automobiles NV (United Kingdom)	84,679	770,313
Ford Motor Co.	1,059,400	12,850,522
Fuji Heavy Industries Ltd. (Japan)	56,300	2,293,910
Geely Automobile Holdings Ltd. (China)	280,000	266,128
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	204,000	245,856
Hero MotoCorp Ltd. (India)	5,412	242,291
Honda Motor Co. Ltd. (Japan)	83,100	2,426,131
Kia Motors Corp. (South Korea)*	7,492	243,165
Maruti Suzuki India Ltd. (India)	996	77,822
Mazda Motor Corp. (Japan)	37,000	602,507
Mitsubishi Motors Corp. (Japan)	65,000	369,500
Nissan Motor Co. Ltd. (Japan)	221,600	2,222,901
Peugeot SA (France)*	353,465	5,756,967
Suzuki Motor Corp. (Japan)	269,100	9,447,799
Tata Motors Ltd. (India), ADR	3,100	106,609
Thor Industries, Inc.(a)	239,400	23,951,970
Toyota Motor Corp. (Japan)	98,100	5,751,447
Volkswagen AG (Germany)	3,078	441,771

		71,646,276

Banks — 5.3%
ABN AMRO Group NV (Netherlands), CVA, 144A	25,683	568,669
Agricultural Bank of China Ltd. (China) (Class H Stock)	241,000	98,356
Akbank TAS (Turkey)	11,657	25,805
Associated Banc-Corp.	454,900	11,236,030
Banca Popolare di Milano Scarl (Italy)	455,375	171,273
BancFirst Corp.	13,700	1,274,785
Banco Bradesco SA (Brazil)	7,700	68,940
Banco de Chile (Chile)	175,184	20,532
BancorpSouth, Inc.	28,200	875,610
Bank Hapoalim BM (Israel)	1,484,841	8,813,298
Bank of America Corp.	3,089,700	68,282,370
Bank of China Ltd. (China) (Class H Stock)	1,062,000	468,264
Bank of Communications Co. Ltd. (China) (Class H Stock)	403,000	289,835
Bank of the Ozarks, Inc.(a)	122,300	6,431,757
Bank Zachodni WBK SA (Poland)	3,214	242,560
Barclays Africa Group Ltd. (South Africa)	25,849	317,278
Bendigo & Adelaide Bank Ltd. (Australia)	41,542	380,017
Berkshire Hills Bancorp, Inc.	53,200	1,960,420
BGEO Group PLC (Georgia)	3,479	128,096
BNP Paribas SA (France)	251,115	15,980,487
BOC Hong Kong Holdings Ltd. (Hong Kong)	2,743,500	9,771,133
Brookline Bancorp, Inc.	68,700	1,126,680
Cardinal Financial Corp.	11,200	367,248
Cathay General Bancorp.	161,600	6,145,648
CenterState Banks, Inc.	50,200	1,263,534
Central Pacific Financial Corp.	35,200	1,105,984
Chemical Financial Corp.	30,100	1,630,517
Chiba Bank Ltd. (The) (Japan)	64,000	392,328
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	430,000	272,098

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
China Construction Bank Corp. (China) (Class H Stock)	802,000	$614,196
China Everbright Bank Co. Ltd. (China) (Class H Stock)	196,000	88,924
China Merchants Bank Co. Ltd. (China) (Class H Stock)	36,000	83,957
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	57,000	60,652
Citigroup, Inc.	926,500	55,061,895
Columbia Banking System, Inc.	23,400	1,045,512
Commonwealth Bank of Australia (Australia)	9,735	577,521
Credit Agricole SA (France)	848,812	10,507,208
CTBC Financial Holding Co. Ltd. (Taiwan)	163,920	89,420
Cullen/Frost Bankers, Inc.(a)	38,600	3,405,678
Danske Bank A/S (Denmark)	62,579	1,893,250
DBS Group Holdings Ltd. (Singapore)	124,300	1,483,004
DNB ASA (Norway)	228,107	3,386,318
Dubai Islamic Bank PJSC (United Arab Emirates)	38,109	57,758
East West Bancorp, Inc.	491,745	24,995,398
Enterprise Financial Services Corp.	29,800	1,281,400
Erste Group Bank AG (Austria)*	139,619	4,082,078
FCB Financial Holdings, Inc. (Class A Stock)*	38,100	1,817,370
Fidelity Southern Corp.	46,656	1,104,348
Financial Institutions, Inc.	21,700	742,140
First BanCorp. (Puerto Rico)*	39,700	262,417
First Busey Corp.	33,800	1,040,364
First Citizens BancShares, Inc. (Class A Stock)	7,100	2,520,500
First Commonwealth Financial Corp.	55,300	784,154
First Community Bancshares, Inc.	12,500	376,750
First Financial Bancorp	51,100	1,453,795
First Financial Corp.	11,100	586,080
First Financial Holding Co. Ltd. (Taiwan)	523,330	278,623
First Interstate BancSystem, Inc. (Class A Stock)	28,400	1,208,420
First Merchants Corp.	36,900	1,389,285
First Midwest Bancorp, Inc.	31,900	804,837
Fukuoka Financial Group, Inc. (Japan)	67,000	297,144
Fulton Financial Corp.	232,800	4,376,640
Great Southern Bancorp, Inc.	14,600	797,890
Great Western Bancorp, Inc.	18,600	810,774
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	22,600	111,312
Grupo Financiero Inbursa SAB de CV
(Mexico) (Class O Stock)	32,800	49,715
Hancock Holding Co.	305,100	13,149,810
Hanmi Financial Corp.	55,800	1,947,420
Heartland Financial USA, Inc.	32,000	1,536,000
Heritage Commerce Corp.	28,500	411,255
Hilltop Holdings, Inc.	155,800	4,642,840
HSBC Holdings PLC (United Kingdom)	2,903,139	23,424,452
Independent Bank Group, Inc.	16,900	1,054,560
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	868,000	517,530
ING Groep NV (Netherlands)	1,043,726	14,694,414
International Bancshares Corp.	119,500	4,875,600
Intesa Sanpaolo SpA (Italy)	1,170,901	2,966,069

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Intesa Sanpaolo SpA (Italy) (Savings Share)	84,589	$198,124
JPMorgan Chase & Co.	933,400	80,543,086
KB Financial Group, Inc. (South Korea)*	3,557	125,703
KBC Group NV (Belgium)	23,531	1,453,934
Kyushu Financial Group, Inc. (Japan)	32,600	220,881
Lloyds Banking Group PLC (United Kingdom)	5,695,471	4,373,451
MainSource Financial Group, Inc.	15,100	519,440
Mebuki Financial Group, Inc. (Japan)	69,030	255,130
Mediobanca SpA (Italy)	275,393	2,242,833
MidWestOne Financial Group, Inc.	6,300	236,880
Mizuho Financial Group, Inc. (Japan)	2,131,200	3,824,513
National Bank Holdings Corp. (Class A Stock)	54,400	1,734,816
Nedbank Group Ltd. (South Africa)	17,102	296,015
Nordea Bank AB (Sweden)	295,710	3,276,652
North Pacific Bank Ltd. (Japan)	953,200	3,925,543
OFG Bancorp (Puerto Rico)	103,300	1,353,230
Opus Bank	51,600	1,550,580
PNC Financial Services Group, Inc. (The)	260,800	30,503,168
Popular, Inc. (Puerto Rico)	32,700	1,432,914
Preferred Bank	13,300	697,186
Prosperity Bancshares, Inc.	29,600	2,124,688
QCR Holdings, Inc.	14,600	632,180
Republic Bancorp, Inc. (Class A Stock)	8,400	332,136
Resona Holdings, Inc. (Japan)	197,300	1,011,166
Sberbank of Russia PJSC (Russia), ADR	27,953	323,556
Shinhan Financial Group Co. Ltd. (South Korea)*	9,765	366,199
Signature Bank*	60,000	9,012,000
Simmons First National Corp. (Class A Stock)	16,000	994,400
Societe Generale SA (France)	267,790	13,171,782
SpareBank 1 Nord Norge (Norway)	22,062	133,486
Standard Bank Group Ltd. (South Africa)	28,658	315,558
Sumitomo Mitsui Financial Group, Inc. (Japan)	120,300	4,581,382
SunTrust Banks, Inc.	72,400	3,971,140
Svenska Handelsbanken AB (Sweden) (Class A Stock)	139,221	1,928,275
Swedbank AB (Sweden) (Class A Stock)	106,145	2,557,510
Synovus Financial Corp.	380,500	15,630,940
TCF Financial Corp.	873,000	17,102,070
TriState Capital Holdings, Inc.*	30,300	669,630
Turkiye Is Bankasi (Turkey) (Class C Stock)	14,472	21,224
Umpqua Holdings Corp.	285,000	5,352,300
UniCredit SpA (Italy)	463,162	1,330,082
Union Bankshares Corp.	37,900	1,354,546
United Community Banks, Inc	77,400	2,292,588
VTB Bank PJSC (Russia), GDR, RegS	8,891	21,223
Wells Fargo & Co.	559,500	30,834,045
Wintrust Financial Corp.	36,100	2,619,777
Woori Bank (South Korea)*	2,869	30,236

		595,934,427

Beverages — 0.8%
Ambev SA (Brazil)	9,900	49,885
Arca Continental SAB de CV (Mexico)	12,400	64,507
Asahi Group Holdings Ltd. (Japan)	9,700	305,406

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	29,300	$4,976,605
Coca-Cola Amatil Ltd. (Australia)	858,668	6,262,252
Coca-Cola European Partners PLC (United Kingdom)	19,551	617,056
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	4,700	29,792
Coca-Cola HBC AG (Switzerland)*	16,872	367,394
Diageo PLC (United Kingdom)	429,872	11,155,183
Dr. Pepper Snapple Group, Inc.	244,400	22,159,748
PepsiCo, Inc.	440,618	46,101,861
Stock Spirits Group PLC (United Kingdom)	186,245	414,365

		92,504,054

Biotechnology — 1.4%
Actelion Ltd. (Switzerland)*	15,557	3,362,001
AMAG Pharmaceuticals, Inc.*(a)	91,400	3,180,720
Amgen, Inc.	241,400	35,295,094
Applied Genetic Technologies Corp.*	42,900	401,115
Biogen, Inc.*	97,300	27,592,334
BioSpecifics Technologies Corp.*	21,000	1,169,700
Blueprint Medicines Corp.*(a)	15,100	423,555
Celgene Corp.*	302,700	35,037,525
Chimerix, Inc.*	100,400	461,840
Concert Pharmaceuticals, Inc.*	122,800	1,263,612
Emergent BioSolutions, Inc.*(a)	32,900	1,080,436
Exelixis, Inc.*	164,800	2,457,168
FibroGen, Inc.*	86,400	1,848,960
Five Prime Therapeutics, Inc.*	53,700	2,690,907
Genomic Health, Inc.*	63,406	1,863,502
Gilead Sciences, Inc.	317,300	22,721,853
Ironwood Pharmaceuticals, Inc.*	26,000	397,540
PDL BioPharma, Inc.	121,200	256,944
Spectrum Pharmaceuticals, Inc.*	65,900	291,937
United Therapeutics Corp.*(a)	90,000	12,908,700
Vanda Pharmaceuticals, Inc.*	181,700	2,898,115
Vertex Pharmaceuticals, Inc.*	25,100	1,849,117

		159,452,675

Building Products — 0.4%
A.O. Smith Corp.	38,300	1,813,505
American Woodmark Corp.*	2,700	203,175
Armstrong World Industries, Inc.*	30,900	1,291,620
Asahi Glass Co. Ltd. (Japan)	97,000	658,112
Continental Building Products, Inc.*	299,700	6,923,070
Gibraltar Industries, Inc.*	71,200	2,965,480
Kingspan Group PLC (Ireland)	14,240	384,943
Lennox International, Inc.(a)	107,000	16,389,190
Nichias Corp. (Japan)	12,000	115,431
Patrick Industries, Inc.*	30,600	2,334,780
Schweiter Technologies AG (Switzerland)	123	138,821
Universal Forest Products, Inc.	116,000	11,852,880

		45,071,007

Capital Markets — 1.8%
3i Group PLC (United Kingdom)	1,181,142	10,217,405
Ameriprise Financial, Inc.	22,900	2,540,526
Ashmore Group PLC (United Kingdom)	38,010	132,113
BlackRock, Inc.	51,500	19,597,810

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
BT Investment Management Ltd. (Australia)	17,767	$135,718
CETIP SA – Mercados Organizados (Brazil)	9,000	123,329
China Cinda Asset Management Co. Ltd. (China) (Class H Stock)	202,000	72,737
China Everbright Ltd. (China)	8,000	15,152
Close Brothers Group PLC (United Kingdom)	185,568	3,295,831
Evercore Partners, Inc. (Class A Stock)	66,000	4,534,200
Federated Investors, Inc. (Class B Stock)(a)	171,100	4,838,708
GAIN Capital Holdings, Inc.	62,200	409,276
GF Securities Co. Ltd. (China) (Class H Stock)	12,600	26,146
Goldman Sachs Group, Inc. (The)	180,400	43,196,780
INTL. FCStone, Inc.*	18,400	728,640
Investec Ltd. (South Africa)	2,300	15,089
Jupiter Fund Management PLC (United Kingdom)	40,721	221,760
KCG Holdings, Inc. (Class A Stock)*	188,500	2,497,625
Lazard Ltd. (Class A Stock)	42,600	1,750,434
Macquarie Group Ltd. (Australia)	180,250	11,291,256
Moelis & Co. (Class A Stock)	11,500	389,850
Morgan Stanley	201,000	8,492,250
MSCI, Inc.	186,500	14,692,470
Partners Group Holding AG (Switzerland)	1,635	765,406
Piper Jaffray Cos.*(a)	20,300	1,471,750
Raymond James Financial, Inc.	506,200	35,064,474
Schroders PLC (United Kingdom)	12,233	449,296
SEI Investments Co.	33,300	1,643,688
State Street Corp.	178,500	13,873,020
UBS Group AG (Switzerland)	470,074	7,349,824
Vontobel Holding AG (Switzerland)	2,721	142,725
Waddell & Reed Financial, Inc. (Class A Stock)(a)	399,800	7,800,098

		197,775,386

Chemicals — 1.3%
ADEKA Corp. (Japan)	9,000	122,095
AdvanSix, Inc.*	10,412	230,522
Asahi Kasei Corp. (Japan)	111,000	965,841
BASF SE (Germany)	82,912	7,684,014
Cabot Corp.	150,400	7,601,216
Chemours Co. (The)	774,300	17,104,287
Croda International PLC (United Kingdom)	11,816	464,721
Daicel Corp. (Japan)	25,400	279,249
Denka Co. Ltd. (Japan)	40,000	176,105
DIC Corp. (Japan)	7,800	236,381
Ecolab, Inc.	36,700	4,301,974
Formosa Chemicals & Fibre Corp. (Taiwan)	58,000	172,732
GCP Applied Technologies, Inc.*	38,000	1,016,500
Hanwha Chemical Corp. (South Korea)*	990	20,181
Indorama Ventures PCL (Thailand)	13,000	12,161
Innophos Holdings, Inc.	14,000	731,640
Kaneka Corp. (Japan)	27,000	219,616
Koppers Holdings, Inc.*	62,700	2,526,810
Kuraray Co. Ltd. (Japan)	33,600	503,851
Kureha Corp. (Japan)	3,900	146,379
Lenzing AG (Austria)	30,392	3,678,105
Lotte Chemical Corp. (South Korea)*	1,073	326,987

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV (Class A Stock)	278,700	$23,906,886
Mitsubishi Chemical Holdings Corp. (Japan)	124,900	807,561
Mitsubishi Gas Chemical Co., Inc. (Japan)	15,000	255,591
Petkim Petrokimya Holding A/S (Turkey)	180,085	188,702
Petronas Chemicals Group Bhd (Malaysia)	22,200	34,520
PhosAgro PJSC (Russia), GDR, RegS	908	13,847
PolyOne Corp.	247,600	7,933,104
PPG Industries, Inc.	102,200	9,684,472
PTT Global Chemical PCL (Thailand)	19,600	34,482
RPM International, Inc.	290,000	15,610,700
Sanyo Chemical Industries Ltd. (Japan)	19,000	809,741
Shin-Etsu Chemical Co. Ltd. (Japan)	17,600	1,362,046
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	478,000	258,005
Stepan Co.	17,700	1,442,196
Taiyo Holdings Co. Ltd. (Japan)	8,700	337,296
Taiyo Nippon Sanso Corp. (Japan)	12,800	147,867
Tosoh Corp. (Japan)	1,346,000	9,494,666
Trecora Resources*	13,525	187,321
Tredegar Corp.	45,800	1,099,200
Trinseo SA	207,500	12,304,750
UPL Ltd. (India)	3,320	31,563
Westlake Chemical Corp.	116,100	6,500,439
Yara International ASA (Norway)	115,318	4,536,502
Zeon Corp. (Japan)	460,000	4,530,400

		150,033,224

Commercial Services & Supplies — 0.4%
Brady Corp. (Class A Stock)	9,800	367,990
Brink’s Co. (The)	78,200	3,225,750
Deluxe Corp.(a)	112,700	8,070,447
Downer EDI Ltd. (Australia)	94,330	413,044
Ennis, Inc.	78,200	1,356,770
Herman Miller, Inc.	373,200	12,763,440
HNI Corp.	16,200	905,904
IWG PLC (Switzerland)	62,239	188,263
Kimball International, Inc. (Class B Stock)	33,300	584,748
Knoll, Inc.	132,900	3,711,897
Okamura Corp. (Japan)	14,100	126,454
Rentokil Initial PLC (United Kingdom)	172,945	473,143
Steelcase, Inc. (Class A Stock)	372,400	6,665,960
West Corp.	71,400	1,767,864

		40,621,674

Communications Equipment — 0.8%
Brocade Communications Systems, Inc.	1,062,200	13,266,878
Cisco Systems, Inc.	743,000	22,453,460
CommScope Holding Co., Inc.*	232,500	8,649,000
Digi International, Inc.*	26,700	367,125
Extreme Networks, Inc.*	117,800	592,534
F5 Networks, Inc.*(a)	157,300	22,764,456
Ixia*	78,100	1,257,410
NETGEAR, Inc.*	164,300	8,929,705
Plantronics, Inc.	162,500	8,898,500
ShoreTel, Inc.*	30,300	216,645

		87,395,713

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.6%
Argan, Inc.	143,200	$10,102,760
China Railway Construction Corp. Ltd.
(China) (Class H Stock)	18,500	23,707
China Railway Group Ltd. (China) (Class H Stock)	305,000	249,235
China State Construction International Holdings Ltd. (China)	18,000	26,822
Comfort Systems USA, Inc.	55,600	1,851,480
COMSYS Holdings Corp. (Japan)	9,500	173,686
EMCOR Group, Inc.	303,200	21,454,432
Hyundai Development Co.-Engineering & Construction (South Korea)*	4,382	162,797
Kajima Corp. (Japan)	1,264,000	8,730,598
Kandenko Co. Ltd. (Japan)	14,000	126,108
KBR, Inc.	623,700	10,409,553
Larsen & Toubro Ltd. (India)	2,929	58,025
Maeda Corp. (Japan)	16,000	139,166
Obayashi Corp. (Japan)	919,900	8,782,608
Penta-Ocean Construction Co. Ltd. (Japan)	508,800	2,454,674
Shimizu Corp. (Japan)	52,000	474,654
Taisei Corp. (Japan)	907,000	6,333,554
Toda Corp. (Japan)	26,000	136,639

		71,690,498

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	11,500	31,121
Buzzi Unicem SpA (Italy)	12,432	151,283
CSR Ltd. (Australia)	2,507,543	8,336,756
Eagle Materials, Inc.	138,000	13,597,140
Siam Cement PCL (The) (Thailand)	20,300	281,750
Sumitomo Osaka Cement Co. Ltd. (Japan)	1,481,000	5,580,176
United States Lime & Minerals, Inc.	6,100	462,075

		28,440,301

Consumer Finance — 0.4%
Bajaj Finance Ltd. (India)	19,417	240,189
Capital One Financial Corp.	52,500	4,580,100
Discover Financial Services	62,800	4,527,252
Enova International, Inc.*	34,100	427,955
Nelnet, Inc. (Class A Stock)	35,027	1,777,620
SLM Corp.*	755,800	8,328,916
Synchrony Financial	688,900	24,986,403

		44,868,435

Containers & Packaging — 0.4%
Crown Holdings, Inc.*	41,400	2,176,398
Greif, Inc. (Class A Stock)	162,100	8,317,351
Klabin SA (Brazil), UTS	5,300	28,856
Owens-Illinois, Inc.*	536,600	9,342,206
Packaging Corp. of America(a)	237,042	20,105,902

		39,970,713

Distributors — 0.2%
D’ieteren SA (Belgium)	23,380	1,032,654
Genuine Parts Co.	48,300	4,614,582
Imperial Holdings Ltd. (South Africa)	1,480	19,580
Inchcape PLC (United Kingdom)	360,430	3,114,840
Jardine Cycle & Carriage Ltd. (Singapore)	9,400	266,960
LKQ Corp.*	155,800	4,775,270

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Distributors (continued)
Pool Corp.	129,100	$13,470,294

		27,294,180

Diversified Consumer Services — 0.1%
AcadeMedia AB (Sweden), 144A*	22,548	123,566
American Public Education, Inc.*	21,400	525,370
Capella Education Co.	30,200	2,651,560
Grand Canyon Education, Inc.*	43,100	2,519,195
Kroton Educacional SA (Brazil)	34,900	142,937
New Oriental Education & Technology
Group, Inc. (China), ADR*	1,300	54,730
Service Corp. International	147,700	4,194,680

		10,212,038

Diversified Financial Services — 0.4%
Banca Mediolanum SpA (Italy)	23,493	168,519
Berkshire Hathaway, Inc. (Class B Stock)*	181,086	29,513,396
Fubon Financial Holding Co. Ltd. (Taiwan)	120,000	189,162
Haci Omer Sabanci Holding A/S (Turkey)	8,461	21,903
Investor AB (Sweden) (Class B Stock)	81,409	3,033,311
Leucadia National Corp.	95,500	2,220,375
Metro Pacific Investments Corp. (Philippines)	136,300	18,242
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	40,200	207,341
ORIX Corp. (Japan)	649,700	10,112,096
Power Finance Corp. Ltd. (India)	128,456	229,963
Tokyo Century Corp. (Japan)	3,900	133,072

		45,847,380

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	1,469,008	62,476,910
BT Group PLC (United Kingdom)	568,745	2,567,502
China Communications Services Corp. Ltd. (China) (Class H Stock)	25,000	15,884
China Telecom Corp. Ltd. (China) (Class H Stock)	530,000	243,116
Deutsche Telekom AG (Germany)	297,678	5,107,340
Hellenic Telecommunications Organization SA (Greece)	8,971	84,250
Inteliquent, Inc.	65,000	1,489,800
KT Corp. (South Korea)*	8,039	195,594
LG Uplus Corp. (South Korea)*	24,326	230,559
Nippon Telegraph & Telephone Corp. (Japan)	260,000	10,944,742
Ooredoo QSC (Qatar)	745	20,808
Orange SA (France)	208,331	3,159,136
Rostelecom PJSC (Russia), ADR	2,328	19,229
Spark New Zealand Ltd. (New Zealand)	171,567	405,965
Telecom Italia SpA (Italy)*	3,118,722	2,753,653
Telecom Italia SpA (Italy) (Savings Share)*	12,616,353	9,156,889
Telefonica SA (Spain)	343,094	3,167,578
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	529,600	155,804
Telkom SA SOC Ltd. (South Africa)	15,509	83,152
Verizon Communications, Inc.	1,086,100	57,976,018

		160,253,929

Electric Utilities — 1.3%
Acciona SA (Spain)	2,671	196,193

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
American Electric Power Co., Inc.	387,100	$24,371,816
Chubu Electric Power Co., Inc. (Japan)	59,500	827,965
Chugoku Electric Power Co., Inc. (The) (Japan)	26,700	312,513
CLP Holdings Ltd. (Hong Kong)	182,000	1,669,101
Duke Energy Corp.	351,800	27,306,716
EDP – Energias de Portugal SA (Portugal)	1,087,569	3,310,079
EDP – Energias do Brasil SA (Brazil)	2,900	11,940
El Paso Electric Co.	38,500	1,790,250
Enel SpA (Italy)	2,545,293	11,188,382
Exelon Corp.	612,900	21,751,821
FirstEnergy Corp.	148,000	4,583,560
Great Plains Energy, Inc.(a)	240,000	6,564,000
Hawaiian Electric Industries, Inc.	287,100	9,494,397
Hokuriku Electric Power Co. (Japan)	16,000	178,961
Iberdrola SA (Spain)	501,076	3,280,998
IDACORP, Inc.	47,900	3,858,345
Kansai Electric Power Co., Inc. (The) (Japan)*	65,100	709,698
Korea Electric Power Corp. (South Korea)*	7,921	288,943
Kyushu Electric Power Co., Inc. (Japan)	38,100	412,755
OGE Energy Corp.	68,500	2,291,325
PPL Corp.	590,200	20,096,310
Red Electrica Corp. SA (Spain)	40,794	768,568
RusHydro PJSC (Russia), ADR	11,106	16,159
Shikoku Electric Power Co., Inc. (Japan)	14,900	150,570
SSE PLC (United Kingdom)	95,511	1,823,704
Tenaga Nasional Bhd (Malaysia)	31,800	98,459
Tohoku Electric Power Co., Inc. (Japan)	42,900	540,795
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	124,700	501,881

		148,396,204

Electrical Equipment — 0.5%
Atkore International Group, Inc.*	13,700	327,567
Babcock & Wilcox Enterprises, Inc.*	116,500	1,932,735
Emerson Electric Co.	78,100	4,354,075
EnerSys	173,100	13,519,110
Furukawa Electric Co. Ltd. (Japan)	6,000	175,091
Gamesa Corp. Tecnologica SA (Spain)	343,370	6,942,171
Hubbell, Inc	50,700	5,916,690
Mitsubishi Electric Corp. (Japan)	175,000	2,434,104
Nidec Corp. (Japan)	22,100	1,902,604
Nissin Electric Co. Ltd. (Japan)	14,300	157,441
Philips Lighting NV (Netherlands), 144A*	5,500	135,392
Regal Beloit Corp.	145,300	10,062,025
Vestas Wind Systems A/S (Denmark)	139,509	9,035,242

		56,894,247

Electronic Equipment, Instruments & Components — 1.2%
Anixter International, Inc.*	36,500	2,958,325
Arrow Electronics, Inc.*	245,600	17,511,280
Avnet, Inc.	290,489	13,830,181
Cognex Corp.(a)	139,400	8,868,628
Comet Holding AG (Switzerland)*	148	146,039
Electrocomponents PLC (United Kingdom)	40,457	237,437
ePlus, Inc.*	4,700	541,440
Halma PLC (United Kingdom)	35,777	395,821
Hitachi High-Technologies Corp. (Japan)	215,900	8,683,593

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Hon Hai Precision Industry Co. Ltd. (Taiwan)	231,916	$603,234
Insight Enterprises, Inc.*	52,400	2,119,056
Itron, Inc.*	100,500	6,316,425
Jabil Circuit, Inc.(a)	657,800	15,570,126
Jenoptik AG (Germany)	7,528	129,778
Keysight Technologies, Inc.*	39,100	1,429,887
Kudelski SA (Switzerland)*	22,355	386,912
Largan Precision Co. Ltd. (Taiwan)	1,000	116,561
Maruwa Co. Ltd. (Japan)	4,500	148,730
Orbotech Ltd. (Israel)*	133,100	4,446,870
PC Connection, Inc.	37,200	1,044,948
Sanmina Corp.*	90,600	3,320,490
ScanSource, Inc.*	58,500	2,360,475
SYNNEX Corp.	158,400	19,169,568
TDK Corp. (Japan)	18,000	1,234,228
Tech Data Corp.*	71,400	6,046,152
Venture Corp. Ltd. (Singapore)	403,600	2,748,969
Vishay Intertechnology, Inc.(a)	369,400	5,984,280
WPG Holdings Ltd. (Taiwan)	41,000	48,183
Zebra Technologies Corp. (Class A Stock)*(a)	131,700	11,294,592

		137,692,208

Energy Equipment & Services — 0.5%
Archrock, Inc.	124,000	1,636,800
Ensco PLC (Class A Stock)	2,644,100	25,700,652
John Wood Group PLC (United Kingdom)	33,437	361,070
Matrix Service Co.*	45,600	1,035,120
McDermott International, Inc.*(a)	1,291,100	9,541,229
Nabors Industries Ltd.	1,117,300	18,323,720
Unit Corp.*	47,800	1,284,386

		57,882,977

Equity Real Estate Investment Trusts (REITs) — 2.7%
American Assets Trust, Inc.	44,233	1,905,558
American Campus Communities, Inc.	270,700	13,472,739
Apple Hospitality REIT, Inc.	98,700	1,972,026
Ashford Hospitality Prime, Inc.	18,100	247,065
Ashford Hospitality Trust, Inc.	234,800	1,822,048
Befimmo SA (Belgium)	4,727	265,459
Brixmor Property Group, Inc.	160,200	3,912,084
BWP Trust (Australia)	60,076	129,433
Camden Property Trust	46,800	3,934,476
Care Capital Properties, Inc.	86,800	2,170,000
Champion REIT (Hong Kong)	220,000	118,925
Charter Hall Group (Australia)	33,126	113,148
Chatham Lodging Trust	67,300	1,383,015
Chesapeake Lodging Trust	163,500	4,228,110
Cofinimmo SA (Belgium)	1,902	217,186
CoreCivic, Inc.	533,300	13,044,518
Corporate Office Properties Trust	280,300	8,750,966
Crown Castle International Corp.	152,400	13,223,748
Dexus Property Group (Australia)	173,759	1,205,403
Douglas Emmett, Inc.(a)	82,600	3,019,856
Duke Realty Corp.	231,100	6,138,016
EPR Properties(a)	17,300	1,241,621
Fibra Uno Administracion SA de CV (Mexico)	108,600	165,967

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Forest City Realty Trust, Inc. (Class A Stock)	674,900	$14,064,916
Franklin Street Properties Corp.	562,654	7,291,996
General Growth Properties, Inc.	305,000	7,618,900
GEO Group, Inc. (The)(a)	424,497	15,252,177
Gladstone Commercial Corp.	36,700	737,670
Goodman Group (Australia)	162,785	836,005
Growthpoint Properties Australia Ltd. (Australia)	107,807	254,485
Hansteen Holdings PLC (United Kingdom)	93,973	131,711
Healthcare Realty Trust, Inc.	74,800	2,267,936
Highwoods Properties, Inc.	160,000	8,161,600
Hospitality Properties Trust	417,246	13,243,388
Hyprop Investments Ltd. (South Africa)	2,271	19,339
InfraREIT, Inc.	72,600	1,300,266
iStar, Inc.*	58,300	721,171
Kite Realty Group Trust	39,900	936,852
Land Securities Group PLC (United Kingdom)	242,220	3,182,095
Lexington Realty Trust	414,100	4,472,280
Liberty Property Trust	276,401	10,917,840
Link REIT (Hong Kong)	203,500	1,319,306
Mack-Cali Realty Corp.	196,400	5,699,528
Mapletree Greater China Commercial Trust (Singapore)	5,219,600	3,413,754
Mirvac Group (Australia)	2,148,537	3,299,501
NexPoint Residential Trust, Inc.	42,400	947,216
Omega Healthcare Investors, Inc.(a)	125,200	3,913,752
Prologis, Inc.	190,200	10,040,658
Rayonier, Inc.	251,900	6,700,540
Ryman Hospitality Properties, Inc.	219,300	13,818,093
Safestore Holdings PLC (United Kingdom)	196,198	844,438
Senior Housing Properties Trust	780,600	14,776,758
Shopping Centres Australasia Property Group (Australia)	860,729	1,370,628
Simon Property Group, Inc.	68,000	12,081,560
Spirit Realty Capital, Inc.	106,700	1,158,762
Summit Hotel Properties, Inc.	176,400	2,827,692
Sunlight Real Estate Investment Trust (Hong Kong)	597,000	343,578
Taubman Centers, Inc.	116,900	8,642,417
Tier REIT, Inc.	41,000	712,990
Urstadt Biddle Properties, Inc. (Class A Stock)	5,300	127,783
Vastned Retail NV (Netherlands)	3,413	132,451
VEREIT, Inc.	1,115,600	9,437,976
Warehouses De Pauw CVA (Belgium)	19,385	1,730,544
Washington Prime Group, Inc.	601,100	6,257,451
Weingarten Realty Investors	299,400	10,715,526
WP Carey, Inc.	121,500	7,179,435
Xenia Hotels & Resorts, Inc.	163,500	3,175,170

		304,759,501

Food & Staples Retailing — 0.9%
Almacenes Exito SA (Colombia)	44,479	220,765
Casino Guichard Perrachon SA (France)	5,387	258,117
Cencosud SA (Chile)	98,118	275,386
CVS Health Corp.	41,100	3,243,201

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Distribuidora Internacional de Alimentacion SA (Spain)	58,718	$287,988
ICA Gruppen AB (Sweden)	224,123	6,821,825
Ingles Markets, Inc. (Class A Stock)	70,500	3,391,050
J Sainsbury PLC (United Kingdom)	2,412,973	7,416,194
Kesko OYJ (Finland) (Class B Stock)	5,933	296,092
Kroger Co. (The)	621,160	21,436,232
Magnit PJSC (Russia), GDR, RegS	1,927	85,077
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	78,600	3,866,804
METRO AG (Germany)	265,682	8,830,537
Performance Food Group Co.*	27,000	648,000
Rallye SA (France)	12,037	233,090
Shoprite Holdings Ltd. (South Africa)	19,952	249,365
Shufersal Ltd. (Israel)	149,599	558,054
Sonae SGPS SA (Portugal)*	3,668,304	3,371,154
SPAR Group Ltd. (The) (South Africa)	5,840	84,632
SpartanNash Co.	46,700	1,846,518
Sun Art Retail Group Ltd. (Hong Kong)	22,500	19,715
Wal-Mart Stores, Inc.	524,300	36,239,616

		99,679,412

Food Products — 1.6%
Archer-Daniels-Midland Co.	154,200	7,039,230
Atria OYJ (Finland)	24,081	291,023
Austevoll Seafood ASA (Norway)	242,774	2,352,507
Bakkafrost P/F (Faroe Islands)	67,092	2,661,230
Bunge Ltd.	172,200	12,439,728
Charoen Pokphand Foods PCL (Thailand)	334,900	275,884
Charoen Pokphand Indonesia Tbk PT (Indonesia)	67,300	15,383
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	9	546,797
Cloetta AB (Sweden) (Class B Stock)	129,675	408,471
Conagra Brands, Inc.	431,200	17,053,960
Dean Foods Co.(a)	158,600	3,454,308
Ebro Foods SA (Spain)	38,079	796,927
Fresh Del Monte Produce, Inc.	74,400	4,510,872
Fuji Oil Holdings, Inc. (Japan)	6,900	135,340
General Mills, Inc.	185,500	11,458,335
Indofood Sukses Makmur Tbk PT (Indonesia)	41,400	24,247
Ingredion, Inc.	162,400	20,293,504
J.M. Smucker Co. (The)(a)	58,700	7,517,122
JBS SA (Brazil)	75,000	262,697
Kuala Lumpur Kepong Bhd (Malaysia)	4,000	21,365
Lamb Weston Holdings, Inc.*	269,733	10,209,394
Lancaster Colony Corp.	13,500	1,908,765
Marine Harvest ASA (Norway)*	473,468	8,560,537
Nestle SA (Switzerland)	173,733	12,445,813
Pioneer Foods Group Ltd. (South Africa)	1,183	13,259
Post Holdings, Inc.*(a)	70,900	5,699,651
Sanderson Farms, Inc.(a)	195,400	18,414,496
Schouw & Co. (Denmark)	2,961	220,421
Seaboard Corp.*	240	948,478
Select Harvests Ltd. (Australia)	137,720	657,831
Tate & Lyle PLC (United Kingdom)	43,491	378,489
Thai Union Group PCL (Thailand) (Class F Stock)	18,200	10,673
Tyson Foods, Inc. (Class A Stock)	322,200	19,873,296

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Uni-President Enterprises Corp. (Taiwan)	113,000	$186,322
WH Group Ltd. (Hong Kong), 144A	10,608,500	8,551,480

		179,637,835

Gas Utilities — 0.5%
Atmos Energy Corp.	113,183	8,392,519
Chesapeake Utilities Corp.	14,800	990,860
Enagas SA (Spain)	21,201	537,304
Gas Natural SDG SA (Spain)	362,347	6,816,962
Italgas SpA (Italy)*	42,218	166,120
National Fuel Gas Co.(a)	98,000	5,550,720
ONE Gas, Inc.	12,900	825,084
Rubis SCA (France)	3,616	297,820
Southwest Gas Corp.	123,500	9,462,570
UGI Corp.	572,450	26,378,496

		59,418,455

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	248,900	9,560,249
ABIOMED, Inc.*(a)	15,000	1,690,200
Align Technology, Inc.*	185,800	17,860,954
AngioDynamics, Inc.*	67,600	1,140,412
Ansell Ltd. (Australia)	429,615	7,644,112
Baxter International, Inc.	423,500	18,777,990
Becton, Dickinson and Co.	95,300	15,776,915
Boston Scientific Corp.*	1,012,000	21,889,560
C.R. Bard, Inc.	45,700	10,266,962
Cantel Medical Corp.(a)	49,600	3,906,000
Cochlear Ltd. (Australia)	5,467	482,522
Danaher Corp.	176,100	13,707,624
Haemonetics Corp.*	8,600	345,720
Halyard Health, Inc.*(a)	317,100	11,726,358
Hill-Rom Holdings, Inc.	262,500	14,736,750
Hologic, Inc.*	398,200	15,975,784
Hoya Corp. (Japan)	36,300	1,522,038
ICU Medical, Inc.*	8,400	1,237,740
IDEXX Laboratories, Inc.*	183,400	21,507,318
Integra LifeSciences Holdings Corp.*(a)	28,100	2,410,699
LeMaitre Vascular, Inc.	34,000	861,560
Masimo Corp.*	71,900	4,846,060
Medtronic PLC	99,600	7,094,508
Merit Medical Systems, Inc.*	25,900	686,350
Nipro Corp. (Japan)	12,300	134,215
NxStage Medical, Inc.*	55,700	1,459,897
OraSure Technologies, Inc.*	81,500	715,570
Orthofix International NV*	31,900	1,154,142
Straumann Holding AG (Switzerland)	968	377,192
Teleflex, Inc.	81,400	13,117,610
West Pharmaceutical Services, Inc.	73,100	6,201,073

		228,814,084

Health Care Providers & Services — 1.2%
Alfresa Holdings Corp. (Japan)	324,400	5,358,107
Anthem, Inc.	94,500	13,586,265
Chemed Corp.(a)	12,400	1,989,084
Express Scripts Holding Co.*	361,200	24,846,948
Fresenius SE & Co. KGaA (Germany)	32,680	2,549,402
Life Healthcare Group Holdings Ltd. (South Africa)	8,637	20,452

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Magellan Health, Inc.*	46,400	$3,491,600
Medipal Holdings Corp. (Japan)	361,400	5,692,816
Metlifecare Ltd. (New Zealand)	64,837	249,889
National HealthCare Corp.	13,600	1,030,744
Providence Service Corp. (The)*	7,700	292,985
Qualicorp SA (Brazil)	42,500	251,367
Ramsay Health Care Ltd. (Australia)	13,467	662,129
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	94,900	216,591
Sigma Pharmaceuticals Ltd. (Australia)	145,608	135,394
Sinopharm Group Co. Ltd. (China) (Class H Stock)	11,200	45,901
Sonic Healthcare Ltd. (Australia)	303,535	4,671,410
Summerset Group Holdings Ltd. (New Zealand)	144,494	469,503
Suzuken Co. Ltd. (Japan)	7,700	251,502
Toho Holdings Co. Ltd. (Japan)	125,500	2,501,234
UnitedHealth Group, Inc.	301,600	48,268,064
VCA, Inc.*	32,200	2,210,530
WellCare Health Plans, Inc.*	140,600	19,273,448

		138,065,365

Health Care Technology — 0.1%
Cerner Corp.*	79,200	3,751,704
Cotiviti Holdings, Inc.*(a)	58,000	1,995,200
HMS Holdings Corp.*	145,300	2,638,648

		8,385,552

Hotels, Restaurants & Leisure — 1.0%
Aristocrat Leisure Ltd. (Australia)	140,320	1,565,498
Biglari Holdings, Inc.*	1,900	899,080
Bloomin’ Brands, Inc.	120,300	2,169,009
Bojangles’, Inc.*	34,200	637,830
Churchill Downs, Inc.	35,300	5,310,885
Compass Group PLC (United Kingdom)	149,711	2,766,909
Denny’s Corp.*	58,100	745,423
Domino’s Pizza Enterprises Ltd. (Australia)	5,620	262,810
Emperor Entertainment Hotel Ltd. (Hong Kong)	920,000	216,281
Extended Stay America, Inc., UTS	241,200	3,895,380
Genting Bhd (Malaysia)	21,100	37,573
Genting Malaysia Bhd (Malaysia)	27,900	28,442
International Speedway Corp. (Class A Stock)	70,400	2,590,720
Kindred Group PLC (Malta), SDR	19,752	185,018
Ladbrokes Coral Group PLC (United Kingdom)	88,077	125,845
McDonald’s Corp.	308,100	37,501,932
Paddy Power Betfair PLC (Ireland)	62,772	6,679,391
Panera Bread Co. (Class A Stock)*(a)	74,300	15,238,187
Papa John’s International, Inc.(a)	21,200	1,814,296
Ruth’s Hospitality Group, Inc.	65,800	1,204,140
Texas Roadhouse, Inc.(a)	376,200	18,147,888
TUI AG (Germany)	45,535	651,935
William Hill PLC (United Kingdom)	78,114	279,005
Wyndham Worldwide Corp.	78,100	5,964,497
Yum China Holdings, Inc.*	3,700	96,644

		109,014,618

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.7%
Arcelik A/S (Turkey)	38,858	$233,384
Bassett Furniture Industries, Inc.	16,200	492,480
Bellway PLC (United Kingdom)	11,202	341,469
D.R. Horton, Inc.	561,500	15,345,795
Electrolux AB (Sweden) (Class B Stock)	287,078	7,108,348
Flexsteel Industries, Inc.	10,700	659,869
Forbo Holding AG (Switzerland)*	579	745,800
Haseko Corp. (Japan)	27,500	278,823
Iida Group Holdings Co. Ltd. (Japan)	269,000	5,099,498
La-Z-Boy, Inc.	88,125	2,736,281
Lennar Corp. (Class A Stock)(a)	34,300	1,472,499
Nien Made Enterprise Co. Ltd. (Taiwan)	21,000	215,653
Nikon Corp. (Japan)	31,700	492,315
NVR, Inc.*	9,500	15,855,500
Redrow PLC (United Kingdom)	160,115	847,187
SEB SA (France)	2,117	286,863
Sekisui House Ltd. (Japan)	54,200	900,495
Sony Corp. (Japan)	115,900	3,238,470
Steinhoff International Holdings NV (South Africa)	23,931	124,043
Sumitomo Forestry Co. Ltd. (Japan)	295,600	3,904,078
Taylor Morrison Home Corp. (Class A Stock)*	175,100	3,372,426
Taylor Wimpey PLC (United Kingdom)	302,768	571,049
Token Corp. (Japan)	1,800	127,668
Toll Brothers, Inc.*	37,100	1,150,100
TRI Pointe Group, Inc.*	918,100	10,539,788
Tupperware Brands Corp.(a)	98,300	5,172,546

		81,312,427

Household Products — 0.7%
Clorox Co. (The)	86,700	10,405,734
Colgate-Palmolive Co.	405,900	26,562,096
Henkel AG & Co. KGaA (Germany)	9,424	980,791
Kimberly-Clark Corp.	205,500	23,451,660
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	102,300	184,222
Procter & Gamble Co. (The)	102,900	8,651,832
Reckitt Benckiser Group PLC (United Kingdom)	79,079	6,698,663
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	47,651	1,341,210

		78,276,208

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	822,300	9,555,126
AES Gener SA (Chile)	524,425	187,293
Atlantica Yield PLC (Spain)	88,100	1,704,735
China Power International Development Ltd. (China)	31,000	11,194
China Resources Power Holdings Co. Ltd. (China)	12,000	18,980
Electric Power Development Co. Ltd. (Japan)	13,000	298,370
Glow Energy PCL (Thailand)	4,805	10,600
Huadian Power International Corp. Ltd. (China) (Class H Stock)	372,000	167,878
Huaneng Power International, Inc. (China) (Class H Stock)	344,000	227,067

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
NTPC Ltd. (India)	15,299	$37,073
Ormat Technologies, Inc.	22,700	1,217,174

		13,435,490

Industrial Conglomerates — 1.0%
3M Co.	72,600	12,964,182
Carlisle Cos., Inc.	217,747	24,015,317
CITIC Ltd. (China)	45,000	64,087
CK Hutchison Holdings Ltd. (Hong Kong)	679,000	7,664,864
DCC PLC (United Kingdom)	50,834	3,778,566
DMCI Holdings, Inc. (Philippines)	37,000	9,853
General Electric Co.	856,271	27,058,164
Honeywell International, Inc.	260,300	30,155,755
JG Summit Holdings, Inc. (Philippines)	26,340	35,795
KOC Holding A/S (Turkey)	64,118	250,584
LG Corp. (South Korea)*	410	20,356
Shanghai Industrial Holdings Ltd. (China)	5,000	13,480
Siemens AG (Germany)	69,189	8,471,526
SK Holdings Co. Ltd. (South Korea)*	1,310	248,679
SM Investments Corp. (Philippines)	980	12,903

		114,764,111

Insurance — 2.2%
Aflac, Inc.	155,700	10,836,720
Alleghany Corp.*	31,100	18,912,532
Allianz SE (Germany)	56,378	9,304,537
Allstate Corp. (The)	320,800	23,777,696
Alm Brand A/S (Denmark)	66,759	508,892
American Equity Investment Life Holding Co.	175,300	3,951,262
American Financial Group, Inc.	213,000	18,769,560
American International Group, Inc.	21,400	1,397,634
Aon PLC	29,700	3,312,441
Aspen Insurance Holdings Ltd. (Bermuda)	54,700	3,008,499
Assured Guaranty Ltd.	62,400	2,356,848
AXA SA (France)	155,152	3,911,209
Bajaj Finserv Ltd. (India)	356	15,148
Brown & Brown, Inc.	56,700	2,543,562
Cathay Financial Holding Co. Ltd. (Taiwan)	75,550	112,314
China Life Insurance Co. Ltd. (Taiwan)	298,880	295,516
EMC Insurance Group, Inc.	10,550	316,606
Everest Re Group Ltd.	22,800	4,933,920
FBL Financial Group, Inc. (Class A Stock)	3,600	281,340
Federated National Holding Co.	13,600	254,184
First American Financial Corp.	272,900	9,996,327
Genworth Financial, Inc. (Class A Stock)*	2,486,800	9,474,708
Hanover Insurance Group, Inc. (The)	111,000	10,102,110
HCI Group, Inc.(a)	17,900	706,692
Heritage Insurance Holdings, Inc.	30,100	471,667
Hiscox Ltd. (United Kingdom)	26,468	331,664
Kinsale Capital Group, Inc.	9,300	316,293
Legal & General Group PLC (United Kingdom)	574,829	1,751,156
Liberty Holdings Ltd. (South Africa)	1,073	8,612
Loews Corp.	57,500	2,692,725
MS&AD Insurance Group Holdings, Inc. (Japan)	46,500	1,439,991
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	15,241	2,878,698

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
National General Holdings Corp.	53,900	$1,346,961
National Western Life Group, Inc. (Class A Stock)	2,600	808,080
NN Group NV (Netherlands)	246,744	8,352,939
Old Mutual PLC (United Kingdom)	446,114	1,137,584
Old Republic International Corp.	725,400	13,782,600
Phoenix Group Holdings (United Kingdom)	227,892	2,062,935
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	124,000	191,787
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	92,500	459,548
Poste Italiane SpA (Italy), 144A	49,536	328,480
Reinsurance Group of America, Inc.	151,800	19,100,994
RSA Insurance Group PLC (United Kingdom)	95,295	687,206
Selective Insurance Group, Inc.	11,500	495,075
St. James’s Place PLC (United Kingdom)	53,630	668,973
Swiss Life Holding AG (Switzerland)*	34,240	9,672,080
Swiss Re AG (Switzerland)	102,595	9,706,812
Travelers Cos., Inc. (The)	86,100	10,540,362
Unipol Gruppo Finanziario SpA (Italy)	391,993	1,409,563
UNIQA Insurance Group AG (Austria)	266,513	2,015,338
Universal Insurance Holdings, Inc.(a)	21,100	599,240
XL Group Ltd. (Ireland)	458,300	17,076,258

		249,413,878

Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com, Inc. (Class A Stock)*	66,600	712,620
Amazon.com, Inc.*	26,800	20,096,516
ASOS PLC (United Kingdom)*	5,460	333,597
FTD Cos., Inc.*	44,900	1,070,416
HSN, Inc.	162,500	5,573,750
JD.com, Inc. (China), ADR*(a)	15,000	381,600
Liberty Interactive Corp. QVC Group (Class A Stock)*	219,800	4,391,604
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	182,600	2,748,130
Netflix, Inc.*	234,700	29,055,860
Nutrisystem, Inc.	34,900	1,209,285
Shutterfly, Inc.*	46,300	2,323,334

		67,896,712

Internet Software & Services — 1.8%
Alibaba Group Holding Ltd. (China), ADR*(a)	8,400	737,603
Alphabet, Inc. (Class A Stock)*	53,200	42,158,340
Alphabet, Inc. (Class C Stock)*	57,693	44,528,611
Baidu, Inc. (China), ADR*(a)	1,200	197,291
Bankrate, Inc.*	288,700	3,190,135
Bazaarvoice, Inc.*	203,600	987,460
Brightcove, Inc.*	84,300	678,615
CoStar Group, Inc.*	11,500	2,167,635
EarthLink Holdings Corp.	29,600	166,944
eBay, Inc.*	766,900	22,769,261
Endurance International Group Holdings, Inc.*	54,600	507,780
Facebook, Inc. (Class A Stock)*	579,500	66,671,475
j2 Global, Inc.(a)	82,700	6,764,860
LogMeIn, Inc.	2,900	279,995

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
NAVER Corp. (South Korea)*	488	$312,504
NetEase, Inc. (China), ADR	800	172,272
NIC, Inc.	80,000	1,912,000
RetailMeNot, Inc.*	118,200	1,099,260
Shutterstock, Inc.*(a)	22,500	1,069,200
Tencent Holdings Ltd. (China)	44,100	1,069,298
Weibo Corp. (China), ADR*(a)	5,200	211,120
YY, Inc. (China), ADR*	5,400	212,868

		197,864,527

IT Services — 1.7%
Accenture PLC (Class A Stock)(a)	265,000	31,039,450
Alten SA (France)	20,126	1,412,987
Amadeus IT Group SA (Spain)	41,566	1,885,197
Atos SE (France)	38,912	4,101,245
Broadridge Financial Solutions, Inc.	64,592	4,282,450
CACI International, Inc. (Class A Stock)*	11,100	1,379,730
Cardtronics PLC (Class A Stock)*(a)	127,100	6,935,847
Cognizant Technology Solutions Corp. (Class A Stock)*	458,500	25,689,755
CoreLogic, Inc.*	279,800	10,305,034
DST Systems, Inc.	144,000	15,429,600
DTS Corp. (Japan)	25,600	544,555
First Data Corp. (Class A Stock)*	84,300	1,196,217
Fiserv, Inc.*	13,100	1,392,268
Fujitsu Ltd. (Japan)	1,473,000	8,156,810
Hackett Group, Inc. (The)	34,300	605,738
HCL Technologies Ltd. (India)	25,437	309,733
Infosys Ltd. (India), ADR(a)	2,400	35,592
Itochu Techno-Solutions Corp. (Japan)	34,200	887,647
Leidos Holdings, Inc.	315,800	16,150,012
Mastercard, Inc. (Class A Stock)	292,300	30,179,975
NeuStar, Inc. (Class A Stock)*(a)	47,900	1,599,860
Paysafe Group PLC (Isle of Man)*	42,587	194,564
Samsung SDS Co. Ltd. (South Korea)*	331	38,159
Science Applications International Corp.	136,400	11,566,720
Sykes Enterprises, Inc.*	13,600	392,496
TeleTech Holdings, Inc.	6,000	183,000
Total System Services, Inc.	169,100	8,290,973
Travelport Worldwide Ltd.	364,000	5,132,400
TravelSky Technology Ltd. (China) (Class H Stock)	69,000	144,609
Worldpay Group PLC (United Kingdom), 144A	1,209,736	4,016,459

		193,479,082

Leisure Products — 0.3%
Bandai Namco Holdings, Inc. (Japan)	296,300	8,155,645
Brunswick Corp.	100,900	5,503,086
Sega Sammy Holdings, Inc. (Japan)	433,400	6,440,340
Smith & Wesson Holding Corp.*(a)	532,800	11,231,424
Sturm Ruger & Co., Inc.(a)	31,800	1,675,860

		33,006,355

Life Sciences Tools & Services — 0.4%
Bruker Corp.	61,200	1,296,216
Charles River Laboratories International, Inc.*	177,500	13,523,725
Lonza Group AG (Switzerland)*	4,876	842,715

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
PRA Health Sciences, Inc.*	59,100	$3,257,592
QIAGEN NV*	20,006	560,637
Thermo Fisher Scientific, Inc.	178,700	25,214,570
VWR Corp.*	238,500	5,969,655

		50,665,110

Machinery — 1.7%
Aalberts Industries NV (Netherlands)	9,058	293,462
Aichi Corp. (Japan)	48,800	341,576
Alamo Group, Inc.	5,500	418,550
Atlas Copco AB (Sweden) (Class A Stock)	353,195	10,714,724
Atlas Copco AB (Sweden) (Class B Stock)	35,709	970,837
Barnes Group, Inc.	4,000	189,680
Crane Co.	145,200	10,471,824
Cummins, Inc.	28,000	3,826,760
Donaldson Co., Inc.	62,800	2,642,624
Eicher Motors Ltd. (India)	112	35,863
Fortive Corp.	34,200	1,834,146
Georg Fischer AG (Switzerland)	388	317,316
Global Brass & Copper Holdings, Inc.	151,200	5,186,160
Glory Ltd. (Japan)	5,200	163,864
Graco, Inc.	130,500	10,843,245
Haitian International Holdings Ltd. (China)	6,000	11,744
Harsco Corp.	146,400	1,991,040
Hitachi Zosen Corp. (Japan)	474,600	2,476,398
IDEX Corp.	50,000	4,503,000
Illinois Tool Works, Inc.(a)	148,200	18,148,572
Industria Macchine Automatiche SpA (Italy)	18,865	1,142,525
Ingersoll-Rand PLC(a)	283,100	21,243,824
Japan Steel Works Ltd. (The) (Japan)	6,000	106,143
JTEKT Corp. (Japan)	32,800	523,022
Kadant, Inc.	14,500	887,400
Lincoln Electric Holdings, Inc.(a)	32,475	2,489,858
Lydall, Inc.*	26,900	1,663,765
Milacron Holdings Corp.*	17,900	333,477
Minebea Co. Ltd. (Japan)	30,600	285,535
Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)	82,000	126,803
Morgan Advanced Materials PLC (United Kingdom)	120,574	423,116
Mueller Industries, Inc.	64,000	2,557,440
Mueller Water Products, Inc. (Class A Stock)	82,000	1,091,420
Nordson Corp.(a)	108,400	12,146,220
Oshkosh Corp.	221,600	14,317,576
Rexnord Corp.*	78,000	1,528,020
Sandvik AB (Sweden)	96,994	1,196,525
Schindler Holding AG (Switzerland)	2,595	457,014
Schindler Holding AG (Switzerland), (SWX)	7,620	1,330,058
Spirax-Sarco Engineering PLC (United Kingdom)	6,662	342,858
Stanley Black & Decker, Inc.	173,300	19,875,777
Supreme Industries, Inc. (Class A Stock)	43,200	678,240
Takeuchi Manufacturing Co. Ltd. (Japan)	120,100	2,661,680
Toro Co. (The)	233,400	13,058,730
Toshiba Machine Co. Ltd. (Japan)	43,000	171,946
TriMas Corp.*	23,500	552,250
Trinity Industries, Inc.(a)	171,100	4,749,736
Valmet OYJ (Finland)	11,623	170,655

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
VAT Group AG (Switzerland), 144A*	11,180	$931,492
Vesuvius PLC (United Kingdom)	25,625	124,596
Wabash National Corp.*(a)	679,100	10,743,362
Weichai Power Co. Ltd. (China) (Class H Stock)	180,000	276,037

		193,568,485

Marine
AP Moller – Maersk A/S (Denmark) (Class A Stock)	350	528,192
Dfds A/S (Denmark)	16,889	770,025
Matson, Inc.	68,400	2,420,676
MISC Bhd (Malaysia)	10,500	17,185

		3,736,078

Media — 1.1%
Altice NV (Netherlands) (Class B Stock)*	9,865	196,293
AMC Networks, Inc. (Class A Stock)*	127,800	6,689,052
Amuse, Inc. (Japan)	13,600	209,012
Cinemark Holdings, Inc.	339,000	13,004,040
Comcast Corp. (Class A Stock)	431,500	29,795,075
Discovery Communications, Inc. (Class C Stock)*	132,200	3,540,316
Entertainment One Ltd. (Canada)	46,012	130,552
Grupo Televisa SAB (Mexico), UTS	22,500	93,844
Informa PLC (United Kingdom)	78,008	653,413
Kadokawa Dwango Corp. (Japan)	85,800	1,237,733
Naspers Ltd. (South Africa) (Class N Stock)	2,756	402,353
New Media Investment Group, Inc.	86,600	1,384,734
New York Times Co. (The) (Class A Stock)	33,500	445,550
News Corp. (Class A Stock)	234,300	2,685,078
RTL Group SA (Luxembourg)	3,495	256,056
Sinclair Broadcast Group, Inc. (Class A Stock)	52,300	1,744,205
TEGNA, Inc.(a)	497,000	10,630,830
Time, Inc.	296,200	5,287,170
Toho Co. Ltd. (Japan)	10,400	293,373
Twenty-First Century Fox, Inc. (Class A Stock)	196,800	5,518,272
Twenty-First Century Fox, Inc. (Class B Stock)	310,700	8,466,575
UBM PLC (United Kingdom)	36,503	328,576
Walt Disney Co. (The)	187,800	19,572,516
WPP PLC (United Kingdom)	466,500	10,381,285
Zee Entertainment Enterprises Ltd. (India)	4,904	32,642

		122,978,545

Metals & Mining — 1.2%
APERAM SA (Luxembourg)	4,473	204,130
BlueScope Steel Ltd. (Australia)	1,403,742	9,329,382
Boliden AB (Sweden)	42,199	1,096,119
Centamin PLC (United Kingdom)	104,936	177,623
China Steel Corp. (Taiwan)	108,000	82,096
Commercial Metals Co.(a)	137,800	3,001,284
Dowa Holdings Co. Ltd. (Japan)	588,000	4,471,421
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	13,461	19,585
Fortescue Metals Group Ltd. (Australia)	2,124,342	8,877,650
Gold Fields Ltd. (South Africa)	22,994	69,539

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	34,900	$94,769
Hyundai Steel Co. (South Korea)*	5,770	271,578
JSW Steel Ltd. (India)	796	19,025
KGHM Polska Miedz SA (Poland)	1,284	28,237
Kyoei Steel Ltd. (Japan)	90,100	1,713,013
MMC Norilsk Nickel PJSC (Russia), ADR	4,908	82,405
Newmont Mining Corp.	626,400	21,341,448
Nippon Light Metal Holdings Co. Ltd. (Japan)	796,000	1,675,882
OZ Minerals Ltd. (Australia)	1,050,635	5,935,820
POSCO (South Korea)	679	144,162
Regis Resources Ltd. (Australia)	482,499	1,014,617
Reliance Steel & Aluminum Co.	206,938	16,459,849
Ryerson Holding Corp.*	51,500	687,525
Sanyo Special Steel Co. Ltd. (Japan)	24,000	113,196
Severstal PJSC (Russia), GDR, RegS	5,062	76,942
Steel Dynamics, Inc.	1,144,200	40,710,636
Tokyo Steel Manufacturing Co. Ltd. (Japan)	558,600	4,263,250
Vedanta Ltd. (India), ADR	2,400	29,808
voestalpine AG (Austria)	30,866	1,206,964
Worthington Industries, Inc.	292,200	13,861,968

		137,059,923

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ares Commercial Real Estate Corp.	69,200	950,116
Chimera Investment Corp.	753,400	12,822,868
Invesco Mortgage Capital, Inc.	459,827	6,713,474
Ladder Capital Corp.	66,359	910,445
MTGE Investment Corp.	26,900	422,330
PennyMac Mortgage Investment Trust	198,300	3,246,171
Resource Capital Corp.(a)	46,700	389,011

		25,454,415

Multiline Retail — 0.4%
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)	1,800	12,986
Kohl’s Corp.(a)	96,400	4,760,232
Lotte Shopping Co. Ltd. (South Korea)*	104	19,075
Macy’s, Inc.	393,900	14,105,559
Seria Co. Ltd. (Japan)	2,000	135,844
Target Corp.(a)	336,800	24,327,064

		43,360,760

Multi-Utilities — 0.6%
ACEA SpA (Italy)	41,272	500,853
Avista Corp.	48,000	1,919,520
DTE Energy Co.	73,600	7,250,336
MDU Resources Group, Inc.	568,293	16,349,790
National Grid PLC (United Kingdom)	347,015	4,054,460
NorthWestern Corp.	4,500	255,915
Public Service Enterprise Group, Inc.	506,600	22,229,608
REN – Redes Energeticas Nacionais SGPS SA (Portugal)	46,146	130,928
Vectren Corp.	178,500	9,308,775

		62,000,185

Oil, Gas & Consumable Fuels — 3.4%
Aker BP ASA (Norway)	9,331	166,735
Alon USA Energy, Inc.	333,000	3,789,540

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Bharat Petroleum Corp. Ltd. (India)	29,443	$275,043
BP PLC (United Kingdom)	2,463,263	15,428,565
Chevron Corp.	180,400	21,233,080
ConocoPhillips	652,400	32,711,336
CONSOL Energy, Inc.	289,900	5,284,877
Cosan SA Industria e Comercio (Brazil)	9,400	110,182
Devon Energy Corp.	156,600	7,151,922
Energen Corp.*	405,300	23,373,651
EOG Resources, Inc.	165,800	16,762,380
Exxon Mobil Corp.	508,000	45,852,080
Formosa Petrochemical Corp. (Taiwan)	85,000	294,148
Galp Energia SGPS SA (Portugal)	590,166	8,798,365
Gazprom PJSC (Russia), ADR	58,373	294,784
Hindustan Petroleum Corp. Ltd. (India)	38,632	250,520
Kinder Morgan, Inc.	1,256,900	26,030,399
Koninklijke Vopak NV (Netherlands)	6,557	309,361
Lukoil PJSC (Russia), ADR	4,773	267,765
MOL Hungarian Oil & Gas PLC (Hungary)	3,910	274,172
Neste OYJ (Finland)	209,452	8,015,243
Newfield Exploration Co.*	433,200	17,544,600
Noble Energy, Inc.	149,200	5,678,552
Novatek PJSC (Russia), GDR, RegS	870	112,925
OMV AG (Austria)	13,938	491,367
Pacific Exploration and Production Corp. (Colombia), (OTC)*	4,712	191,755
Pacific Exploration and Production Corp. (Colombia), (TSX)*	5,392	235,856
Petroleo Brasileiro SA (Brazil)*	40,400	210,273
Phillips 66	306,400	26,476,024
Polski Koncern Naftowy ORLEN SA (Poland)	2,405	48,980
PTT Exploration & Production PCL (Thailand)	7,500	20,158
PTT PCL (Thailand)	31,800	330,339
QEP Resources, Inc.*	509,200	9,374,372
Reliance Industries Ltd. (India), GDR, 144A	5,879	185,482
REX American Resources Corp.*	8,700	859,125
Rice Energy, Inc.*	215,400	4,598,790
Rosneft Oil Co. PJSC (Russia), GDR	18,162	118,053
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	393,299	10,856,509
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	341,857	9,822,262
Scorpio Tankers, Inc. (Monaco)	61,200	277,236
SM Energy Co.(a)	105,700	3,644,536
Statoil ASA (Norway)	105,018	1,916,755
Surgutneftegas OJSC (Russia), ADR	13,334	67,270
Tatneft PJSC (Russia), ADR	966	39,819
Tesoro Corp.(a)	125,300	10,957,485
Thai Oil PCL (Thailand)	11,700	23,606
TOTAL SA (France)	210,362	10,789,945
Valero Energy Corp.	417,900	28,550,928
Western Refining, Inc.(a)	175,500	6,642,675
Williams Cos., Inc. (The)	115,300	3,590,442
World Fuel Services Corp.	188,100	8,635,671
WPX Energy, Inc.*	530,200	7,725,014
Z Energy Ltd. (New Zealand)	281,622	1,419,682

		388,110,634

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products — 0.2%
Clearwater Paper Corp.*	33,200	$2,176,260
Domtar Corp.(a)	177,200	6,916,116
KapStone Paper and Packaging Corp.	40,600	895,230
Nine Dragons Paper Holdings Ltd. (Hong Kong)	16,000	14,448
Sappi Ltd. (South Africa)*	40,168	262,039
UPM-Kymmene OYJ (Finland)	374,141	9,149,859

		19,413,952

Personal Products — 0.3%
Avon Products, Inc.*	3,665,800	18,475,632
Hengan International Group Co. Ltd. (China)	7,000	51,269
Kao Corp. (Japan)	46,300	2,191,605
Medifast, Inc.	10,600	441,278
Unilever NV (United Kingdom), CVA	136,042	5,588,467
Unilever PLC (United Kingdom)	120,234	4,862,276
USANA Health Sciences, Inc.*	20,800	1,272,960

		32,883,487

Pharmaceuticals — 2.5%
Akorn, Inc.*	157,600	3,440,408
Allergan PLC*(a)	146,800	30,829,468
Amphastar Pharmaceuticals, Inc.*	110,800	2,040,936
Astellas Pharma, Inc. (Japan)	632,600	8,776,284
AstraZeneca PLC (United Kingdom)	54,063	2,952,277
Aurobindo Pharma Ltd. (India)	22,763	223,931
Bayer AG (Germany)	158,983	16,563,456
Cadila Healthcare Ltd. (India)	2,916	15,282
Daiichi Sankyo Co. Ltd. (Japan)	56,100	1,145,519
GlaxoSmithKline PLC (United Kingdom)	452,419	8,690,345
Heska Corp.*	25,600	1,832,960
Hypermarcas SA (Brazil)	31,300	251,289
Jazz Pharmaceuticals PLC*	154,400	16,834,232
Johnson & Johnson	637,700	73,469,417
Kaken Pharmaceutical Co. Ltd. (Japan)	3,000	158,872
Mallinckrodt PLC*(a)	387,900	19,325,178
Merck & Co., Inc.	31,100	1,830,857
Merck KGaA (Germany)	11,991	1,248,518
Mitsubishi Tanabe Pharma Corp. (Japan)	185,400	3,630,113
Novartis AG (Switzerland)	211,451	15,377,457
Novo Nordisk A/S (Denmark) (Class B Stock)	171,623	6,156,493
Orion OYJ (Finland) (Class B Stock)	9,564	424,948
Otsuka Holdings Co. Ltd. (Japan)	12,500	544,505
Pfizer, Inc.	766,100	24,882,928
Phibro Animal Health Corp. (Class A Stock)	6,700	196,310
Prestige Brands Holdings, Inc.*	196,200	10,222,020
Recordati SpA (Italy)	255,548	7,240,449
Richter Gedeon Nyrt (Hungary)	652	13,772
Roche Holding AG (Switzerland)	66,016	15,048,517
Sanofi (France)	107,480	8,691,419
Sawai Pharmaceutical Co. Ltd. (Japan)	3,000	160,813
SciClone Pharmaceuticals, Inc.*	10,000	108,000
Shionogi & Co. Ltd. (Japan)	28,300	1,352,541
STADA Arzneimittel AG (Germany)	5,643	291,529
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(a)	66,500	901,075

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Supernus Pharmaceuticals, Inc.*(a)	76,800	$1,939,200

		286,811,318

Professional Services — 0.4%
Adecco Group AG (Switzerland)	135,480	8,843,702
ICF International, Inc.*	26,800	1,479,360
Insperity, Inc.	56,300	3,994,485
Kforce, Inc.	49,400	1,141,140
ManpowerGroup, Inc.	97,491	8,664,025
Mistras Group, Inc.*	37,500	963,000
On Assignment, Inc.*	18,500	816,960
Pagegroup PLC (United Kingdom)	28,144	135,167
Randstad Holding NV (Netherlands)	145,855	7,900,638
RELX PLC (United Kingdom)	527,586	9,401,907
Temp Holdings Co. Ltd. (Japan)	13,300	205,681
TrueBlue, Inc.*	25,400	626,110
Wolters Kluwer NV (Netherlands)	28,385	1,026,665

		45,198,840

Real Estate Management & Development — 0.5%
Aldar Properties PJSC (United Arab Emirates)	28,909	20,645
Cheung Kong Property Holdings Ltd. (Hong Kong)	1,234,500	7,539,085
China Resources Land Ltd. (China)	24,000	53,704
China Vanke Co. Ltd. (China) (Class H Stock)	107,300	243,920
Daito Trust Construction Co. Ltd. (Japan)	57,400	8,629,390
Daiwa House Industry Co. Ltd. (Japan)	324,700	8,854,692
Emaar Malls PJSC (United Arab Emirates)	18,739	13,378
Emaar Properties PJSC (United Arab Emirates)	69,404	134,562
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	175,200	210,969
Highwealth Construction Corp. (Taiwan)	8,000	11,285
IOI Properties Group Bhd (Malaysia)	185,300	86,572
Jones Lang LaSalle, Inc.	154,289	15,589,360
Kerry Properties Ltd. (Hong Kong)	272,500	736,902
Longfor Properties Co. Ltd. (China)	13,500	17,075
Marcus & Millichap, Inc.*	59,100	1,579,152
Open House Co. Ltd. (Japan)	7,000	166,102
PSP Swiss Property AG (Switzerland)	3,818	329,748
Sponda OYJ (Finland)	421,196	1,936,020
Sun Hung Kai Properties Ltd. (Hong Kong)	714,000	8,991,031
Wharf Holdings Ltd. (The) (Hong Kong)	432,000	2,861,559
Wheelock & Co. Ltd. (Hong Kong)	269,000	1,509,694

		59,514,845

Road & Rail — 0.2%
CSX Corp.	72,400	2,601,332
East Japan Railway Co. (Japan)	2,500	215,547
Landstar System, Inc.(a)	172,800	14,739,840
Localiza Rent a Car SA (Brazil)	1,500	15,771
MTR Corp. Ltd. (Hong Kong)	132,500	642,391
National Express Group PLC (United Kingdom)	280,084	1,220,531
Nippon Express Co. Ltd. (Japan)	76,000	408,064
Old Dominion Freight Line, Inc.*	26,800	2,299,172
Roadrunner Transportation Systems, Inc.*	91,300	948,607

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Sixt SE (Germany)	24,935	$1,335,553
Tokyu Corp. (Japan)	95,000	697,126

		25,123,934

Semiconductors & Semiconductor Equipment — 2.2%
Advanced Energy Industries, Inc.*(a)	163,900	8,973,525
Advantest Corp. (Japan)	42,600	714,878
Alpha & Omega Semiconductor Ltd.*	49,600	1,054,992
Amkor Technology, Inc.*	395,200	4,169,360
Applied Materials, Inc.	771,100	24,883,397
ASM International NV (Netherlands)	4,317	193,544
BE Semiconductor Industries NV (Netherlands)	9,718	323,260
Cirrus Logic, Inc.*	187,200	10,584,288
Disco Corp. (Japan)	2,700	326,433
Entegris, Inc.*	268,000	4,797,200
GCL-Poly Energy Holdings Ltd. (Hong Kong)*	120,000	14,335
Intel Corp.	1,336,400	48,471,228
Monolithic Power Systems, Inc.	115,900	9,495,687
NeoPhotonics Corp.*	58,300	630,223
Photronics, Inc.*	9,800	110,740
Power Integrations, Inc.	52,700	3,575,695
Powertech Technology, Inc. (Taiwan)	14,000	37,569
QUALCOMM, Inc.	545,000	35,534,000
SCREEN Holdings Co. Ltd. (Japan)	152,200	9,407,264
Semtech Corp.*	197,200	6,221,660
Silicon Laboratories, Inc.*	95,800	6,227,000
SK Hynix, Inc. (South Korea)	10,432	383,857
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	268,000	1,501,137
Teradyne, Inc.	536,100	13,616,940
Tessera Holding Corp.	102,500	4,530,500
Texas Instruments, Inc.	431,100	31,457,367
Tokyo Electron Ltd. (Japan)	85,800	8,069,440
Tower Semiconductor Ltd. (Israel)*	8,890	168,948
Ultra Clean Holdings, Inc.*	30,900	299,730
Ulvac, Inc. (Japan)	71,100	2,170,528
Versum Materials, Inc.*	219,500	6,161,365

		244,106,090

Software — 2.4%
A10 Networks, Inc.*	55,500	461,205
ACI Worldwide, Inc.*	94,200	1,709,730
Adobe Systems, Inc.*	255,900	26,344,905
ANSYS, Inc.*	198,500	18,359,265
Aspen Technology, Inc.*	42,100	2,302,028
Barracuda Networks, Inc.*	39,400	844,342
Cadence Design Systems, Inc.*	87,700	2,211,794
CDK Global, Inc.	165,000	9,848,850
Check Point Software Technologies Ltd. (Israel)*(a)	103,800	8,766,947
Citrix Systems, Inc.*	38,600	3,447,366
CommVault Systems, Inc.*	41,600	2,138,240
Electronic Arts, Inc.*	103,200	8,128,032
Fair Isaac Corp.	100,000	11,922,000
Fortinet, Inc.*	76,400	2,301,168
Globant SA*(a)	66,700	2,224,445
Intuit, Inc.	209,200	23,976,412

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Konami Holdings Corp. (Japan)	8,200	$330,938
Manhattan Associates, Inc.*	300,900	15,956,727
Micro Focus International PLC (United Kingdom)	21,115	567,068
Microsoft Corp.	1,026,000	63,755,640
MicroStrategy, Inc. (Class A Stock)*	10,000	1,974,000
Monotype Imaging Holdings, Inc.	43,100	855,535
Nemetschek SE (Germany)	2,272	132,096
Oracle Corp.	994,200	38,226,990
Progress Software Corp.	43,200	1,379,376
Sage Group PLC (The) (United Kingdom)	99,919	805,455
Sapiens International Corp. NV (Israel)	20,400	292,536
Silver Spring Networks, Inc.*	33,100	440,561
Synopsys, Inc.*	350,845	20,650,737
Temenos Group AG (Switzerland)*	20,083	1,395,988
Varonis Systems, Inc.*	23,100	619,080

		272,369,456

Specialty Retail — 1.5%
Adastria Co. Ltd. (Japan)	10,900	282,019
American Eagle Outfitters, Inc.(a)	472,000	7,160,240
Bed Bath & Beyond, Inc.(a)	1,900	77,216
Best Buy Co., Inc.(a)	412,600	17,605,642
Cato Corp. (The) (Class A Stock)	11,900	357,952
Dick’s Sporting Goods, Inc.	267,000	14,177,700
Express, Inc.*	720,100	7,748,276
FF Group (Greece)*	12,684	256,518
Foot Locker, Inc.	92,900	6,585,681
Francesca’s Holdings Corp.*(a)	501,400	9,040,242
GameStop Corp. (Class A Stock)(a)	757,700	19,139,502
GNC Holdings, Inc. (Class A Stock)(a)	37,800	417,312
Home Depot, Inc. (The)	255,200	34,217,216
Industria de Diseno Textil SA (Spain)	320,180	10,907,279
JB Hi-Fi Ltd. (Australia)	158,458	3,202,840
JD Sports Fashion PLC (United Kingdom)	1,399,405	5,486,214
JUMBO SA (Greece)	10,304	163,266
Murphy USA, Inc.*	142,800	8,777,916
Nishimatsuya Chain Co. Ltd. (Japan)	172,200	2,058,472
Office Depot, Inc.	306,600	1,385,832
Ross Stores, Inc.	336,300	22,061,280
Shimamura Co. Ltd. (Japan)	2,100	261,834
Sonic Automotive, Inc. (Class A Stock)	25,500	583,950
Tilly’s, Inc. (Class A Stock)*	48,310	637,209

		172,591,608

Technology Hardware, Storage & Peripherals — 1.5%
Apple, Inc.	818,300	94,775,506
Avid Technology, Inc.*	75,000	330,000
Brother Industries Ltd. (Japan)	467,900	8,411,636
Diebold Nixdorf AG (Germany)	2,423	168,027
Eastman Kodak Co.*	9,900	153,450
Foxconn Technology Co. Ltd. (Taiwan)	101,000	265,734
Hewlett Packard Enterprise Co.	1,095,500	25,349,870
HP, Inc.(a)	745,900	11,069,156
Lite-On Technology Corp. (Taiwan)	171,853	258,441
Logitech International SA (Switzerland)	42,563	1,059,325
NCR Corp.*	526,900	21,371,064
NEC Corp. (Japan)	242,000	640,072
Pegatron Corp. (Taiwan)	35,000	83,266

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (South Korea)	1,028	$1,529,986
Seagate Technology PLC(a)	22,800	870,276
Super Micro Computer, Inc.*	68,700	1,927,035

		168,262,844

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	6,993	1,102,927
Carter’s, Inc.	150,400	12,993,056
Christian Dior SE (France)	4,942	1,035,411
Hermes International (France)	2,402	985,346
LVMH Moet Hennessy Louis Vuitton SE (France)	25,336	4,830,873
Movado Group, Inc.	13,700	393,875
PVH Corp.	40,100	3,618,624
Shenzhou International Group Holdings Ltd. (China)	5,000	31,523
Skechers U.S.A., Inc. (Class A Stock)*	509,700	12,528,426
Steven Madden Ltd.*	43,800	1,565,850
Swatch Group AG (The) (Switzerland)	4,860	296,598
Unifi, Inc.*	15,900	518,817
Wolverine World Wide, Inc.(a)	152,500	3,347,375

		43,248,701

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	84,657	3,175,138
Deutsche Pfandbriefbank AG (Germany), 144A	11,095	106,271
Essent Group Ltd.*	74,400	2,408,328
Federal Agricultural Mortgage Corp. (Class C Stock)	8,700	498,249
Flagstar Bancorp, Inc.*	77,900	2,098,626
HomeStreet, Inc.*	67,800	2,142,480
Housing Development Finance Corp. Ltd. (India)	11,248	208,604
MGIC Investment Corp.*	37,500	382,125
Paragon Group of Cos. PLC (The) (United Kingdom)	34,226	174,410
PennyMac Financial Services, Inc. (Class A Stock)*	25,100	417,915
Radian Group, Inc.	621,500	11,174,570
Walker & Dunlop, Inc.*	53,900	1,681,680

		24,468,396

Tobacco — 0.6%
Altria Group, Inc.	632,800	42,789,936
British American Tobacco PLC (United Kingdom)	305,308	17,303,564
Gudang Garam Tbk PT (Indonesia)	49,800	235,710
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	83,400	23,657
Imperial Brands PLC (United Kingdom)	89,487	3,899,915
Japan Tobacco, Inc. (Japan)	103,200	3,387,400
KT&G Corp. (South Korea)	1,854	155,087

		67,795,269

Trading Companies & Distributors — 0.3%
Applied Industrial Technologies, Inc.	52,600	3,124,440
Ashtead Group PLC (United Kingdom)	44,829	871,498
GMS, Inc.*	37,600	1,100,928

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
Hanwa Co. Ltd. (Japan)	325,000	$2,120,248
ITOCHU Corp. (Japan)	788,300	10,437,693
Mitsubishi Corp. (Japan)	137,700	2,924,563
Mitsui & Co. Ltd. (Japan)	438,800	6,012,577
Sojitz Corp. (Japan)	3,004,000	7,273,169
Watsco, Inc.	4,100	607,292

		34,472,408

Transportation Infrastructure — 0.1%
Abertis Infraestructuras SA (Spain)	10,616	148,322
Aena SA (Spain), 144A	6,466	880,938
Airports of Thailand PCL (Thailand)	4,000	44,456
Atlantia SpA (Italy)	36,942	864,311
Auckland International Airport Ltd. (New Zealand)	813,626	3,529,103
DP World Ltd. (United Arab Emirates)	1,507	26,388
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	28,700	235,917
Hamburger Hafen und Logistik AG (Germany)	7,261	134,931
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	2,450	20,447
SATS Ltd. (Singapore)	62,400	208,777
Sydney Airport (Australia)	100,182	432,431
Westports Holdings Bhd (Malaysia)	14,100	13,485
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	14,000	13,328

		6,552,834

Water Utilities
American States Water Co.	50,000	2,278,000
SJW Group	20,800	1,164,384

		3,442,384

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) (Class L Stock)	81,300	51,063
China Mobile Ltd. (China)	41,500	437,542
Idea Cellular Ltd. (India)	11,741	12,802
KDDI Corp. (Japan)	182,000	4,596,042
NTT DOCOMO, Inc. (Japan)	127,100	2,890,925
Sistema PJSC FC (Russia), GDR, RegS	5,205	46,845
SK Telecom Co. Ltd. (South Korea)	1,351	250,396
SoftBank Group Corp. (Japan)	87,400	5,783,613
Telephone & Data Systems, Inc.	324,900	9,379,863
TIM Participacoes SA (Brazil)	100,600	242,019
Tower Bersama Infrastructure Tbk PT (Indonesia)	21,800	8,045
United States Cellular Corp.*	11,400	498,408
Vodafone Group PLC (United Kingdom)	2,430,603	5,981,458

		30,179,021

TOTAL COMMON STOCKS (cost $6,597,726,233)		7,309,727,654

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	4,892	373,604

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Volkswagen AG (Germany) (PRFC)	82,397	$11,528,787

		11,902,391

Banks
Banco Bradesco SA (Brazil) (PRFC)	54,530	485,873
Grupo Aval Acciones y Valores SA (Colombia) (PRFC)	515,661	208,704
Itau Unibanco Holding SA (Brazil) (PRFC)	53,860	560,163
Itausa – Investimentos Itau SA (Brazil) (PRFC)	35,867	91,246

		1,345,986

Beverages
Embotelladora Andina SA (Chile) (PRFC B)	5,612	20,873

Capital Markets
State Street Corp. (PRFC)	60,000	1,501,200

Chemicals
Braskem SA (Brazil) (PRFC A)	1,400	14,733

Electric Utilities
Cia Paranaense de Energia (Brazil) (PRFC B)	1,000	8,406

Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil) (PRFC)*	5,000	22,844

Paper & Forest Products
Suzano Papel e Celulose SA (Brazil) (PRFC A)	3,500	15,270

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	200	236,807

TOTAL PREFERRED STOCKS (cost $13,683,249)		15,068,510

UNAFFILIATED EXCHANGE TRADED FUNDS — 0.1%
iShares MSCI EAFE ETF(a)	152,500	8,803,825
iShares MSCI EAFE Small-Cap ETF	60,000	2,990,399
iShares MSCI Emerging Markets ETF(a)	25,000	875,250

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $12,781,886)		12,669,474

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 5.4%
Collateralized Loan Obligations — 3.1%
A Voce CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
2.330%(c)	07/15/26	3,250	3,243,044
ACAS CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
2.061%(c)	04/20/25	11,750	11,736,732
AIMCO CLO (Cayman Islands),
Series 2014-AA, Class A, 144A
2.421%(c)	07/20/26	3,200	3,214,419
Series 2015-AA, Class A1, 144A
2.581%(c)	01/15/28	16,000	15,960,343

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
ALM VIII Ltd. (Cayman Islands),
Series 2013-8A, Class A1R, 144A
2.343%(c)	10/15/28	7,750	$7,748,616
Anchorage Capital CLO 3 Ltd. (Cayman Islands),
Series 2014-3A, Class A1R, 144A
2.288%(c)	04/28/26	4,600	4,609,652
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A2B, 144A
3.500%	07/13/25	4,650	4,653,304
ARES XXVI CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A, 144A
1.981%(c)	04/15/25	2,400	2,400,933
ARES XXXI CLO Ltd. (Cayman Islands),
Series 2014-31A, Class A1, 144A
2.377%(c)	08/28/25	1,500	1,502,713
Arrowpoint CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A, 144A
2.430%(c)	10/15/26	3,250	3,253,556
Series 2015-4A, Class A, 144A
2.432%(c)	04/18/27	3,750	3,755,461
Atlas Senior Loan Fund IV Ltd. (Cayman Islands),
Series 2013-2A, Class A1L, 144A
2.406%(c)	02/15/26	1,000	999,375
Atlas Senior Loan Fund V Ltd. (Cayman Islands),
Series 2014-1A, Class AR, 144A
2.298%(c)	07/16/26	8,250	8,257,378
Atlas Senior Loan Fund VI Ltd. (Cayman Islands),
Series 2014-6A, Class A, 144A
2.420%(c)	10/15/26	1,750	1,751,845
Series 2014-6A, Class B, 144A
3.280%(c)	10/15/26	500	500,717
Atrium X (Cayman Islands),
Series 10A, Class A, 144A
2.000%(c)	07/16/25	3,290	3,281,130
Battalion CLO IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
2.282%(c)	10/22/25	2,900	2,911,745
Battalion CLO V Ltd. (Cayman Islands),
Series 2014-5A, Class A1, 144A
2.380%(c)	04/17/26	2,800	2,799,958
Series 2014-5A, Class A2A, 144A
3.030%(c)	04/17/26	1,000	1,001,437
Series 2014-5A, Class A2B, 144A
4.410%	04/17/26	500	496,555
Bean Creek CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A, 144A
2.501%(c)	01/20/28	21,250	21,328,181
Benefit Street Partners CLO II Ltd. (Cayman Islands),
Series 2013-IIA, Class A1, 144A
2.080%(c)	07/15/24	5,650	5,628,953
Series 2013-IIA, Class A2B, 144A
3.339%	07/15/24	5,000	4,996,086
Benefit Street Partners CLO V Ltd. (Cayman Islands),
Series 2014-VA, Class A, 144A
2.481%(c)	10/20/26	2,250	2,260,688
Benefit Street Partners CLO VII Ltd. (Cayman Islands),
Series 2015-VIIA, Class A1A, 144A
2.412%(c)	07/18/27	500	501,494

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
BlueMountain CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 144A
2.065%(c)	04/13/27		1,500	$1,500,000
Bosphorus CLO II DAC (Ireland),
Series 2X, Class A, RegS
1.430%(c)	10/15/25	EUR	8,965	9,474,089
Carlyle Global Market Strategies CLO Ltd.,
Series 2012-4A, Class AR, 144A
2.330%(c)	01/20/29		7,500	7,502,016
Series 2014-3A, Class A1A, 144A
2.346%(c)	07/27/26		2,750	2,754,704
Carlyle Global Markets Strategies Euro CLO Ltd.,
Series 2013-2A, Class A1R, 144A
0.839%(c)	10/15/26	EUR	9,500	10,001,331
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-2A, Class A1R, 144A
2.108%(c)	10/18/26		500	499,616
Series 2015-1A, Class A, 144A
2.432%(c)	04/22/27		3,000	3,002,243
Cathedral Lake CLO (Cayman Islands),
Series 2015-3A, Class B, 144A
3.432%(c)	01/15/26		11,000	11,085,357
ECP CLO Ltd. (Cayman Islands),
Series 2014-6A, Class A1A, 144A
2.330%(c)	07/15/26		3,750	3,744,389
Galaxy XVIII CLO Ltd. (Cayman Islands),
Series 2014-18A, Class A, 144A
2.351%(c)	10/15/26		3,250	3,256,424
ICG US CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1B, 144A(g)
3.280%	01/25/27		1,250	1,234,183
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1, 144A
2.381%(c)	07/20/27		5,500	5,492,765
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
2.496%(c)	05/15/26		5,300	5,306,618
Series 2014-1A, Class A2, 144A
3.670%	05/15/26		500	495,741
Series 2014-2A, Class A, 144A
2.430%(c)	07/15/26		2,500	2,500,116
Madison Park Funding VIII Ltd. (Cayman Islands),
Series 2012-8A, Class BR, 144A
3.082%(c)	04/22/22		10,200	10,247,978
Madison Park Funding XI Ltd. (Cayman Islands),
Series 2013-11A, Class A1A, 144A
2.162%(c)	10/23/25		8,250	8,253,669
Magnetite IX CLO Ltd. (Cayman Islands),
Series 2014-9A, Class A1, 144A(g)
2.302%(c)	07/25/26		4,300	4,307,106
Magnetite XI CLO Ltd. (Cayman Islands),
Series 2014-11A, Class A1, 144A(g)
2.332%(c)	01/18/27		750	751,488
Mill Creek II CLO Ltd. (Cayman Islands),
Series 2016-1A, Class A, 144A
2.631%(c)	04/20/28		6,500	6,511,515
Mountain View CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B, 144A
3.290%(c)	10/15/26		500	500,922

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Ocean Trails CLO IV (Cayman Islands),
Series 2013-4A, Class A, 144A
2.202%(c)	08/13/25	3,000	$2,995,997
OZLM Funding II Ltd. (Cayman Islands),
Series 2012-2A, Class A1R, 144A
2.308%(c)	10/30/27	6,750	6,751,458
OZLM Funding IV Ltd. (Cayman Islands),
Series 2013-4A, Class A1, 144A
2.032%(c)	07/22/25	2,200	2,200,927
OZLM Funding Ltd. (Cayman Islands),
Series 2012-1A, Class A1R, 144A
2.402%(c)	07/22/27	3,500	3,500,570
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-2A, Class A1A, 144A
2.381%(c)	07/20/27	5,500	5,509,867
Regatta III Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
2.400%(c)	04/15/26	5,150	5,174,086
Regatta IV Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
2.292%(c)	07/25/26	6,500	6,503,991
Regatta V Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1A, 144A
2.442%(c)	10/25/26	3,250	3,258,706
Regatta VII Funding Ltd. (Cayman Islands),
Series 2016-1A, Class A1, 144A
2.374%(c)	12/20/28	4,250	4,248,182
Seneca Park CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A
2.159%(c)	07/17/26	1,600	1,602,481
Shackleton V CLO Ltd. (Cayman Islands),
Series 2014-5A, Class A, 144A
2.381%(c)	05/07/26	4,500	4,514,921
Silver Spring CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A, 144A
2.330%(c)	10/15/26	2,481	2,469,617
Sound Point CLO IX Ltd. (Cayman Islands),
Series 2015-2A, Class A, 144A
2.401%(c)	07/20/27	5,000	5,005,064
Sound Point CLO VI Ltd. (Cayman Islands),
Series 2014-2A, Class A1, 144A
2.241%(c)	10/20/26	2,000	1,996,713
Sound Point CLO XI Ltd. (Cayman Islands),
Series 2016-1A, Class A, 144A
2.531%(c)	07/20/28	7,000	7,042,642
Sound Point CLO XII Ltd. (Cayman Islands),
Series 2016-2A, Class A, 144A
2.541%(c)	10/20/28	9,250	9,303,650
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2014-1A, Class B2, 144A
4.730%	04/18/26	1,900	1,874,992
Series 2014-3A, Class A, 144A
2.502%(c)	01/22/27	2,750	2,749,521
TICP CLO VI Ltd. (Cayman Islands),
Series 2016-6A, Class A, 144A
2.434%(c)	01/15/29	2,750	2,748,003
Trinitas CLO IV Ltd. (Cayman Islands),
Series 2016-4A, Class A, 144A
2.632%(c)	04/18/28	13,750	13,762,425

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Trinitas CLO V Ltd. (Cayman Islands),
Series 2016-5A, Class A, 144A
2.434%(c)	10/25/28	10,500	$10,497,635
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
2.001%(c)	07/15/25	5,500	5,502,339
VOLT LI LLC,
Series 2016-NP11, Class A1, 144A
3.500%	10/25/46	3,918	3,908,761
Voya CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A1, 144A
2.032%(c)	04/25/25	9,500	9,503,719
Washington Mill CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
2.381%(c)	04/20/26	2,800	2,797,574
Series 2014-1A, Class B2, 144A
4.250%	04/20/26	500	504,026
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-2A, Class A1, 144A
2.507%(c)	10/20/28	7,500	7,543,915

			350,688,367

Non-Residential Mortgage-Backed Securities — 0.9%
AmeriCredit Automobile Receivables Trust,
Series 2016-4, Class C
2.410%	07/08/22	2,100	2,080,890
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-1A, Class A, 144A
2.500%	07/20/21	8,800	8,733,050
Series 2015-2A, Class A, 144A
2.630%	12/20/21	6,100	6,025,387
Series 2016-1A, Class A, 144A
2.990%	06/20/22	6,400	6,386,225
Chase Issuance Trust,
Series 2007-C1, Class C1
1.164%(c)	04/15/19	5,600	5,599,537
Ford Credit Auto Owner Trust,
Series 2014-2, Class A, 144A
2.310%	04/15/26	4,200	4,235,126
Series 2015-2, Class A, 144A
2.440%	01/15/27	3,200	3,228,120
Series 2016-2, Class A, 144A
2.030%	12/15/27	7,000	6,884,361
Hertz Vehicle Financing II LP,
Series 2015-1A, Class A, 144A
2.730%	03/25/21	7,000	6,949,581
Series 2015-3A, Class A, 144A
2.670%	09/25/21	2,900	2,853,773
Hertz Vehicle Financing LLC,
Series 2016-2A, Class A, 144A
2.950%	03/25/22	9,400	9,291,042
OneMain Financial Issuance Trust,
Series 2015-1A, Class A, 144A
3.190%	03/18/26	500	503,549
Series 2015-2A, Class A, 144A
2.570%	07/18/25	5,900	5,900,207
Series 2016-1A, Class A, 144A
3.660%	02/18/29	7,700	7,784,674
Series 2016-2A, Class A, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
4.100%	03/18/28	1,500	$1,529,244
Sierra Timeshare Receivables Funding LLC,
Series 2015-3A, Class A, 144A
2.580%	09/20/32	1,928	1,917,746
Series 2016-1A, Class A, 144A
3.080%	03/21/33	5,357	5,409,202
SpringCastle America Funding LLC,
Series 2016-AA, Class A, 144A
3.050%	04/25/29	9,789	9,838,257
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A
3.160%	11/15/24	14,360	14,473,445

			109,623,416

Residential Mortgage-Backed Securities — 1.4%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A5
1.836%(c)	10/25/34	3,126	2,993,287
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class M1
1.776%(c)	04/25/34	4,703	4,454,893
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2003-AR1, Class M3
5.092%(c)	01/25/33	2,599	2,559,961
Series 2005-R6, Class M1
1.356%(c)	08/25/35	1,534	1,521,688
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W5, Class AV2
1.516%(c)	10/25/33	958	844,036
Series 2003-W7, Class A2
1.536%(c)	03/25/34	1,975	1,853,427
Series 2003-W7, Class M1
1.791%(c)	03/25/34	1,022	948,687
Series 2003-W10, Class M1
1.836%(c)	01/25/34	1,601	1,500,630
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE1, Class M2
4.229%(c)	01/15/33	271	272,972
Series 2004-HE7, Class M1
1.559%(c)	10/25/34	5,980	5,703,993
Series 2005-HE1, Class M1
1.506%(c)	03/25/35	4,569	4,490,081
Bayview Opportunity Master Fund IIIa Trust,
Series 2016-RN3, Class A1, 144A
3.598%	09/28/31	2,735	2,724,460
Bayview Opportunity Master Fund lIIb NPL Trust,
Series 2015-NPLA, Class A, 144A
3.721%	07/28/35	1,875	1,874,835
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD2, Class A1
4.135%(c)	03/25/44	1,139	1,140,253
CDC Mortgage Capital Trust,
Series 2003-HE1, Class M1
2.106%(c)	08/25/33	3,851	3,707,857
Series 2003-HE4, Class M1
1.731%(c)	03/25/34	1,166	1,121,915
Chase Funding Trust,
Series 2003-1, Class 2A2
1.416%(c)	11/25/32	675	646,766

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
CIT Mortgage Loan Trust,
Series 2007-1, Class 2A3, 144A
2.206%(c)	10/25/37	6,187	$6,061,381
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB5, Class M1
1.671%(c)	01/25/34	3,071	2,870,218
CSMC Trust,
Series 2016-12R, Class 1A1, 144A^
3.239%(c)	02/28/47	8,750	8,750,000
Series 2016-RPL1, Class A1, 144A
3.767%(c)	12/25/46	12,771	12,724,516
GSAMP Trust,
Series 2004-HE2, Class M1
1.731%(c)	09/25/34	6,072	5,718,846
Home Equity Asset Trust,
Series 2002-1, Class M1
2.076%(c)	11/25/32	1,465	1,389,980
Series 2002-5, Class M1
2.456%(c)	05/25/33	3,020	2,900,948
Series 2003-8, Class M1
1.836%(c)	04/25/34	946	877,309
Series 2004-2, Class M1
1.551%(c)	07/25/34	5,929	5,594,713
MASTR Asset-Backed Securities Trust,
Series 2004-HE1, Class M3
2.406%(c)	09/25/34	1,770	1,759,254
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class A3
1.476%(c)	07/25/34	287	279,121
Series 2004-HE2, Class A1A
1.556%(c)	08/25/35	811	708,787
Series 2005-WMC1, Class M1
1.506%(c)	09/25/35	1,611	1,486,706
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class M1
1.776%(c)	10/25/33	1,245	1,175,853
Series 2003-NC7, Class M1
1.806%(c)	06/25/33	1,058	1,025,803
Series 2004-HE8, Class M1
1.716%(c)	09/25/34	5,000	4,726,618
Series 2004-NC3, Class M1
1.551%(c)	03/25/34	6,325	5,954,454
Series 2005-HE2, Class M1
1.356%(c)	01/25/35	2,000	1,910,052
Morgan Stanley Home Equity Loan Trust,
Series 2005-3, Class M2
1.461%(c)	08/25/35	2,690	2,629,291
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-4, Class A2
1.396%(c)	07/25/33	1,130	1,052,025
Series 2003-6, Class A2
1.416%(c)	11/25/33	1,861	1,727,282
Option One Mortgage Loan Trust,
Series 2003-1, Class A2
1.596%(c)	02/25/33	1,621	1,555,599
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WHQ2, Class M2
1.446%(c)	05/25/35	6,528	6,264,435

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class M1
1.216%(c)	09/25/35	7,140	$6,492,511
Series 2005-5, Class AF4
4.264%(c)	11/25/35	2,250	2,214,700
RAMP Trust,
Series 2005-EFC2, Class M3
1.491%(c)	07/25/35	4,312	4,292,024
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC1, Class M1
1.956%(c)	01/25/34	1,901	1,844,043
Series 2004-BC1, Class M1
1.521%(c)	02/25/35	1,336	1,248,143
Series 2004-BC4, Class A2C
1.736%(c)	10/25/35	7,612	7,381,351
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-BC3, Class M1
1.881%(c)	04/25/33	3,150	3,049,514
VOLT XLIV LLC,
Series 2016-NPL4, Class A1, 144A
4.250%	04/25/46	3,055	3,077,481
VOLT XXX LLC,
Series 2015-NPL1, Class A1, 144A
3.625%	10/25/57	3,065	3,065,468
VOLT XXXI LLC,
Series 2015-NPL2, Class A1, 144A
3.375%	02/25/55	1,966	1,970,900
VOLT XXXVII LLC,
Series 2015-NP11, Class A1, 144A
3.625%	07/25/45	2,377	2,374,616
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-3, Class M4
1.346%(c)	11/25/35	1,052	1,012,249

			155,525,932

TOTAL ASSET-BACKED SECURITIES (cost $614,298,277)			615,837,715

BANK LOANS(c) — 0.4%
Aerospace & Defense
Transdigm, Inc.,
Term Loan E
3.845%	05/14/22	2,065	2,076,955

Automobiles
Chrysler Group LLC,
Term Loan B
3.500%	05/24/17	1,142	1,144,475

Capital Markets
Financiere Lilas IV, Private Placement (France),
Facility B2
3.750%	10/30/20	1,205	1,283,105

Chemicals
Macdermid, Inc.,
Term Loan B5
4.500%	06/07/20	1,080	1,091,727

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Commercial Services & Supplies
TransUnion LLC,
Term Loan B2
3.520%	04/09/21	799	$803,841

Consumer Products
Bombardier Recreation Products,
Term Loan B
3.998%	06/30/23	1,310	1,316,347

Food & Staples Retailing
Albertsons LLC,
Term Loan B-4
4.500%	08/25/21	2,738	2,766,614
Term Loan B-6
4.750%	06/22/23	385	390,052
Supervalu, Inc.,
Term Loan
5.500%	03/21/19	534	537,754

			3,694,420

Health Care Providers & Services — 0.1%
CHS/Community Health Systems, Inc.,
Term Loan A
3.419%	01/25/19	789	777,434
Term Loan G
3.750%	12/31/19	428	413,808
Term Loan H
4.000%	01/27/21	788	759,743
Select Medical Corp.,
Term Loan B, Series F
6.000%	03/03/21	2,273	2,309,758

			4,260,743

Hotels, Restaurants & Leisure
Aramark Corp.,
Term Loan F
3.430%	02/24/21	980	987,810

Marine
Scandlines GmbH (France),
Facility B
4.250%	12/03/20	1,256	1,336,691

Media
NEP/NCP Holdco, Inc.,
First Lien Amendment No. 3 Incremental Term Loan
4.250%	01/22/20	279	278,699
Univision Communications, Inc.,
Replacement First Lien Term Loan
4.000%	03/01/20	744	747,109

			1,025,808

Pharmaceuticals — 0.1%
Capsugel Holdings U.S. Inc.,
Term Loan
4.000%	07/31/21	1,489	1,490,877
Mallinckrodt International Finance SA,
Term Loan
3.748%	03/19/21	1,486	1,487,923
RPI Finance Trust,
Term Loan B5
3.498%	10/14/22	1,100	1,112,008

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.,
Term Loan B, Series F-1
5.500%	04/01/22	938	$937,694

			5,028,502

Retail — 0.1%
Euro Garagaes Ltd.,
Term Loan C1
5.500%	01/30/23	2,500	2,994,365
Euro Garages (United Kingdom),
Term Loan
5.761%	01/30/23	1,900	2,278,436
Rite Aid Corp.,
Term Loan 2
4.875%	06/21/21	1,750	1,753,645

			7,026,446

Technology — 0.1%
Action Nederland BV (United Kingdom),
Term Loan(g)
4.250%	02/25/22	2,000	2,127,238
Avago Tech Cayman Finance Ltd.,
Term Loan
3.881%	02/01/23	3,105	3,146,781
Dell International LLC,
Term Loan B
2.998%	12/31/18	2,500	2,496,095
4.020%	09/07/23	2,225	2,261,156
NXP Bv,
Term Loan TI
3.451%	12/07/20	931	934,986
Western Digital Corp.,
Term Loan B
4.748%	04/29/23	1,226	1,241,382
Term Loan B1
4.000%	04/28/23	1,642	1,750,778

			13,958,416

Transportation
XPO Logistics Inc.,
Term Loan B2
4.250%	11/01/21	1,745	1,765,834

TOTAL BANK LOANS (cost $47,728,771)			46,801,120

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.0%
Banc of America Commercial Mortgage Trust,
Series 2007-3, Class AM
5.548%(c)	06/10/49	11,000	11,130,661
Series 2007-5, Class A1A
5.361%	02/10/51	1,071	1,090,327
Series 2008-1, Class A1A
6.191%(c)	02/10/51	4,779	4,908,760
CD Commercial Mortgage Trust,
Series 2007-CD4, Class AMFX
5.366%(c)	12/11/49	4,750	4,754,776
CFCRE Commercial Mortgage Trust,
Series 2016-C6, Class A2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
2.950%	11/10/49	17,000	$16,440,892
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.711%(c)	12/10/49	8,000	8,069,358
Series 2014-GC21, Class A4
3.575%	05/10/47	3,850	3,987,550
Series 2015-GC31, Class A3
3.497%	06/10/48	8,000	8,198,162
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class AMFX
5.526%(c)	04/15/47	6,675	6,791,813
Commercial Mortgage Trust,
Series 2006-C8, Class AM
5.347%	12/10/46	879	878,244
Series 2014-CR20, Class A3
3.326%	11/10/47	6,000	6,108,394
Series 2014-UBS2, Class A5
3.961%	03/10/47	5,578	5,872,733
Series 2014-UBS4, Class A3
3.430%	08/10/47	5,900	6,080,793
Series 2014-UBS6, Class A4
3.378%	12/10/47	1,600	1,622,327
Series 2015-CR25, Class A3
3.505%	08/10/48	16,000	16,420,483
Series 2015-CR26, Class A3
3.359%	10/10/48	3,000	3,033,770
Series 2015-CR27, Class A3
3.349%	10/10/48	20,050	20,313,044
Series 2015-DC1, Class A4
3.078%	02/10/48	5,000	4,964,032
Series 2015-LC21, Class A3
3.445%	07/10/48	7,000	7,149,533
Series 2015-LC23, Class A3
3.521%	10/10/53	20,000	20,489,904
Series 2016-COR1, Class A3
2.826%	10/10/49	11,000	10,632,663
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class A3
3.231%	06/15/57	8,000	8,039,511
Series 2015-C3, Class A3
3.447%	08/15/48	7,000	7,169,154
Series 2015-C4, Class A3
3.544%	11/15/48	12,000	12,279,607
Fannie Mae-Aces,
Series 2015-M17, Class A2
2.940%(c)	11/25/25	9,500	9,543,967
Series 2015-M8, Class AB2
2.829%(c)	01/25/25	5,145	5,103,326
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.621%(c)	06/25/20	13,086	533,180
Series K025, Class X1, IO
0.883%(c)	10/25/22	13,038	538,382
Series K029, Class A2
3.320%(c)	02/25/23	3,900	4,083,362
Series K033, Class A2
3.060%(c)	07/25/23	3,000	3,096,249
Series K050, Class A2

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
3.334%(c)	08/25/25	4,000	$4,144,291
Series K052, Class X1, IO
0.677%(c)	11/25/25	110,817	5,172,324
Series K055, Class X1, IO
1.369%(c)	03/25/26	65,296	6,416,698
Series K057, Class X1, IO
1.193%(c)	07/25/26	35,287	3,103,534
Series K058, Class X1, IO
0.931%(c)	08/25/26	205,389	14,418,998
GS Mortgage Securities Trust,
Series 2013-GC12, Class A3
2.860%	06/10/46	7,900	7,944,291
Series 2015-GC34, Class A3
3.244%	10/10/48	8,300	8,314,404
Series 2015-GS1, Class A2
3.470%	11/10/48	20,000	20,529,036
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class A2
3.003%	01/15/47	3,000	3,060,236
Series 2014-C19, Class A3
3.669%	04/15/47	6,240	6,490,754
Series 2014-C21, Class A4
3.493%	08/15/47	3,900	4,019,019
Series 2014-C25, Class A4A1
3.408%	11/15/47	7,000	7,175,337
Series 2015-C28, Class A2
2.773%	10/15/48	1,850	1,884,251
Series 2015-C28, Class A4
3.227%	10/15/48	4,700	4,726,344
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-LD12, Class AM
6.039%(c)	02/15/51	10,821	11,070,389
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	549	556,229
Series 2013-LC11, Class A4
2.694%	04/15/46	6,750	6,823,662
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3
3.451%	07/15/50	6,800	6,950,664
Series 2015-C26, Class A4
3.252%	10/15/48	28,000	28,168,910
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class A3
2.533%	12/10/45	6,836	6,870,301
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32, Class A1A
5.707%(c)	06/15/49	1,291	1,300,803
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	1,420	1,463,692
Series 2015-LC20, Class A4
2.925%	04/15/50	5,000	4,912,883
Series 2015-NXS1, Class A4
2.874%	05/15/48	7,500	7,402,864
Series 2015-NXS3, Class A3
3.354%	09/15/57	2,500	2,527,984
Series 2015-NXS4, Class A3
3.452%	12/15/48	16,700	16,981,069

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-BNK1, Class XB
1.343%(c)	08/15/49		34,818	$3,671,127
Series 2016-C37, Class A4
3.525%	12/15/49		8,000	8,115,488
Series 2016-LC24, Class A3
2.684%	10/15/49		14,500	13,720,555
Series 2016-LC24, Class ASB
2.825%	10/15/49		14,500	14,309,110
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A3
2.749%	05/15/45		2,850	2,841,368

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $458,410,115)				454,411,572

CORPORATE BONDS — 8.6%
Aerospace & Defense — 0.1%
Harris Corp.,
Sr. Unsec’d. Notes
3.832%	04/27/25		420	426,665
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.100%	01/15/23		2,220	2,244,271
3.550%	01/15/26		2,540	2,595,148
TransDigm, Inc.,
Gtd. Notes
6.000%	07/15/22	(a)	1,300	1,352,000
6.500%	07/15/24		1,300	1,360,125

				7,978,209

Agriculture
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24		1,200	1,267,940
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	02/11/18		3,820	3,823,545

				5,091,485

Airlines — 0.1%
Continental Airlines 2007-1 Class A,
Pass-Through Certificates
5.983%	04/19/22		1,283	1,417,232
Delta Air Lines 2007-1 Class A,
Pass-Through Certificates
6.821%	08/10/22		791	909,768
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.650%	11/05/20		2,440	2,446,171
United Airlines 2015-1 Class AA,
Pass-Through Certificates
3.450%	12/01/27		1,796	1,775,319
US Airways 2013-1 Class A,
Pass-Through Certificates
3.950%	11/15/25		2,391	2,451,371

				8,999,861

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Apparel
Hanesbrands Finance Luxembourg SCA,
Gtd. Notes, 144A
3.500%	06/15/24		EUR	1,180	$1,295,543

Auto Manufacturers — 0.4%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	(a)		7,050	6,693,319
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.250%	02/03/17			4,500	4,508,861
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26			360	364,851
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23			6,070	6,363,011
6.250%	10/02/43			2,005	2,216,485
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	11/24/20			8,690	8,839,903
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, MTN, 144A
2.850%	01/15/21	(h)		10,420	10,464,181
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	11/15/19			1,430	1,478,263

					40,928,874

Auto Parts & Equipment — 0.1%
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, PIK, 144A
3.250%	09/15/23		EUR	2,060	2,233,521
3.750%	09/15/26		EUR	1,980	2,083,004
Lear Corp.,
Gtd. Notes
5.250%	01/15/25			1,770	1,860,713
Meritor, Inc.,
Gtd. Notes
6.750%	06/15/21			2,000	2,045,000

					8,222,238

Banks — 2.2%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.593%	07/16/18			2,000	2,117,285
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes, 144A
1.250%	10/29/18			5,000	4,975,300
Bank of America Corp.,
Jr. Sub. Notes
5.125%(c)	12/31/49			1,630	1,605,550
6.300%(c)	12/31/49			1,700	1,776,500
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23			4,000	4,013,360
Sr. Unsec’d. Notes, MTN
4.000%	04/01/24			1,380	1,423,248
5.000%	01/21/44			1,665	1,823,330
Sub. Notes
6.110%	01/29/37	(a)		3,080	3,610,672
Sub. Notes, MTN

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
3.950%	04/21/25		13,015	$12,956,289
Bank of America NA,
Sr. Unsec’d. Notes, BKNT
2.050%	12/07/18	(a)	8,000	8,042,855
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.625%(c)	12/31/49		3,150	2,889,558
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	01/12/26		3,575	3,620,839
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	06/29/20		6,015	6,062,122
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	04/24/24		1,210	1,225,754
4.750%	07/15/21		910	984,233
Sub. Notes
4.200%	10/29/25	(a)	4,385	4,399,585
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21		1,650	1,609,922
Citigroup, Inc.,
Jr. Sub. Notes
5.900%(c)	12/31/49	(a)	2,500	2,528,125
5.950%(c)	12/31/49		9,605	9,748,595
5.950%(c)	12/31/49		8,500	8,395,450
Sr. Unsec’d. Notes
2.050%	12/07/18		8,050	8,049,098
3.300%	04/27/25		1,370	1,342,221
3.700%	01/12/26		1,100	1,094,337
5.875%	01/30/42		1,150	1,362,490
Sub. Notes
4.450%	09/29/27	(a)	6,010	6,105,234
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN, BKNT
2.300%	12/03/18		7,390	7,427,866
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		4,715	4,564,922
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
1.700%	04/27/18		4,295	4,285,534
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
2.750%	03/26/20		1,230	1,219,324
3.800%	09/15/22		800	807,094
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		3,640	3,603,192
Dexia Credit Local SA (France),
Gov’t. Gtd. Notes, 144A
1.875%	09/15/21		5,750	5,548,825
Gov’t. Gtd. Notes, RegS
1.875%	01/29/20		1,250	1,233,546
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		1,215	1,173,217
4.200%	08/08/23		2,675	2,786,898

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/31/49		2,765	$2,792,650
Sr. Unsec’d. Notes
3.625%	01/22/23		1,000	1,021,412
3.750%	02/25/26	(a)	660	661,939
6.250%	02/01/41		5,600	6,941,575
Sr. Unsec’d. Notes, MTN
6.000%	06/15/20		1,600	1,774,306
Sub. Notes
5.150%	05/22/45	(a)	5,725	6,020,754
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.600%	08/02/18	(a)	1,825	1,842,777
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
7.000%	06/15/25		6,000	7,829,772
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.000%(c)	12/31/49		5,000	4,987,500
5.150%(c)	12/31/49		3,500	3,347,400
5.300%(c)	12/31/49		2,935	2,995,344
7.900%(c)	04/29/49		1,650	1,708,575
Sr. Unsec’d. Notes
2.950%	10/01/26	(a)	4,420	4,218,837
3.900%	07/15/25		4,000	4,113,116
6.400%	05/15/38	(a)	6,400	8,293,018
Sub. Notes
4.250%	10/01/27		2,580	2,650,764
JPMorgan Chase Bank NA,
Sub. Notes, BKNT
6.000%	10/01/17		4,000	4,127,936
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, MTN, 144A
5.800%	01/13/20		2,500	2,726,200
Morgan Stanley,
Jr. Sub. Notes
5.450%(c)	07/29/49		1,175	1,163,250
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		2,360	2,424,060
3.875%	01/27/26		8,250	8,333,375
5.500%	07/28/21		3,225	3,573,742
Sub. Notes, MTN
4.100%	05/22/23	(a)	11,000	11,291,742
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.300%	10/10/18		1,512	1,529,746
2.400%	10/26/22		1,000	970,761
4.375%	02/11/20		2,200	2,340,679
PNC Bank NA,
Sub. Notes
3.800%	07/25/23		685	706,275
Sub. Notes, BKNT
4.200%	11/01/25		2,005	2,118,537
State Street Corp.,
Jr. Sub. Notes
5.250%(c)	12/31/49		1,975	2,019,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes
2.450%	01/10/19		1,695	$1,704,278
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		1,715	1,730,197
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
2.500%	12/14/20		2,725	2,734,884
UBS AG (Switzerland),
Sr. Unsec’d. Notes, MTN, BKNT
1.800%	03/26/18		2,320	2,321,603
Wells Fargo & Co.,
Jr. Sub. Notes
5.900%(c)	12/31/49	(a)	3,100	3,115,500

				250,544,312

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		5,810	6,111,353
4.900%	02/01/46		1,550	1,675,349
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,500	1,555,335

				9,342,037

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes, 144A
4.663%	06/15/51		7,920	7,611,975

Building Materials
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		800	872,000
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		505	511,691
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(g)
5.375%	11/15/24		2,220	2,281,050

				3,664,741

Chemicals — 0.2%
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		975	797,063
5.375%	03/15/44		825	680,881
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.625%	10/01/44	(a)	2,715	2,724,318
8.550%	05/15/19		9,800	11,231,594
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44		2,995	3,101,583
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
4.625%	02/26/55		1,755	1,630,823

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33	(a)		485	$481,026
5.625%	11/15/43	(a)		1,590	1,532,275

					22,179,563

Commercial Services — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
6.375%	04/01/24			1,200	1,198,499
ERAC USA Finance LLC,
Gtd. Notes, 144A(g)
7.000%	10/15/37			1,780	2,255,360
ERAC USA Finance LLC,
Gtd. Notes, 144A(g)
3.800%	11/01/25			4,490	4,521,443
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19			736	736,000
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116			1,050	898,341
Service Corp. International,
Sr. Unsec’d. Notes
5.375%	05/15/24			1,320	1,376,100
United Rentals North America, Inc.,
Gtd. Notes
5.500%	07/15/25			350	357,000
5.500%	05/15/27			600	595,500
5.875%	09/15/26	(a)		1,600	1,646,000
7.625%	04/15/22	(a)		826	869,365

					14,453,608

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25	(h)		1,800	1,807,469
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A
3.480%	06/01/19			2,290	2,337,646
4.420%	06/15/21			1,950	2,017,753

					6,162,868

Diversified Financial Services — 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes
4.625%	07/01/22			845	870,349
Arrow Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.125%	09/15/24		GBP	1,150	1,413,017
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/22			2,788	2,747,026
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.450%	02/13/26			2,280	2,300,178
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17			1,600	1,618,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		1,555	$1,520,263
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		1,392	1,458,687
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34		477	475,696
Navient Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	06/17/19		400	414,000
Private Export Funding Corp.,
Gov’t. Gtd. Notes
3.250%	06/15/25		515	531,981
3.550%	01/15/24		1,545	1,645,555
Synchrony Financial,
Sr. Unsec’d. Notes
2.600%	01/15/19		5,470	5,497,667

				20,492,419

Electric — 0.6%
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46		1,235	1,265,889
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17		6,600	6,602,198
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	(a)	2,600	3,247,085
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)	5,535	5,410,463
5.500%	02/01/24	(a)	2,000	1,930,000
5.750%	01/15/25	(a)	5,590	5,394,350
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.750%	02/23/27		1,030	988,800
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45	(a)	1,365	1,425,198
6.150%	09/15/17		2,300	2,375,587
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18		700	770,704
Dynegy, Inc.,
Gtd. Notes
6.750%	11/01/19	(a)	10,725	10,912,688
7.375%	11/01/22		3,175	3,032,125
7.625%	11/01/24	(a)	1,400	1,291,500
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26		660	630,089
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		490	520,168

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.625%	06/15/29		900	$1,295,456
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18		662	700,065
7.875%	05/15/21	(a)	493	513,953
Gtd. Notes, 144A
7.250%	05/15/26		1,000	995,000
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.250%	03/15/46		1,445	1,468,454
6.050%	03/01/34	(a)	3,100	3,879,551
PECO Energy Co.,
First Mortgage
3.150%	10/15/25		3,500	3,496,899
Southern Power Co.,
Sr. Unsec’d. Notes
1.850%	12/01/17		6,325	6,341,717

				64,487,939

Electronics
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20		5,400	5,751,000

Entertainment
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24		330	339,900
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		2,000	2,025,000
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
4.875%	11/01/20	(a)	2,100	2,205,000

				4,569,900

Foods — 0.1%
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23		2,105	2,162,888
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(g)
7.250%	06/01/21		1,920	1,987,219
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(g)
8.250%	02/01/20		1,850	1,896,250
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(g)
5.750%	06/15/25		1,380	1,397,250
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26		3,185	2,990,196
4.375%	06/01/46		1,000	940,979
6.500%	02/09/40		2,070	2,522,173

				13,896,955

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Forest Products & Paper
International Paper Co.,
Sr. Unsec’d. Notes
5.150%	05/15/46		4,780	$4,984,914

Gas
Dominion Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43		85	88,076
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,200	1,186,582

				1,274,658

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18		7,360	7,423,068

Healthcare-Products — 0.1%
Medtronic, Inc.,
Gtd. Notes
3.500%	03/15/25	(a)	4,275	4,402,027
4.375%	03/15/35	(a)	1,690	1,787,898

				6,189,925

Healthcare-Services — 0.4%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		350	349,999
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,318	1,336,739
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		1,245	1,249,849
Baylor Scott & White Holdings,
Unsec’d. Notes
4.185%	11/15/45		925	902,498
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/22		2,245	2,267,450
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22	(a)	1,800	1,251,000
8.000%	11/15/19	(a)	3,500	2,905,000
Cigna Corp.,
Sr. Unsec’d. Notes
5.375%	02/15/42	(a)	2,180	2,428,557
DaVita, Inc.,
Gtd. Notes
5.125%	07/15/24		2,500	2,493,750
Fresenius Medical Care US Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20		2,435	2,520,225
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23		6,000	6,375,000
Sr. Sec’d. Notes
5.250%	04/15/25	(a)	2,800	2,922,500

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.500%	11/01/18			1,950	$1,967,185
Quest Diagnostics, Inc.,
Gtd. Notes
5.750%	01/30/40			1,126	1,215,460
Roche Holdings, Inc. (Switzerland),
Gtd. Notes, 144A
1.350%	09/29/17			2,000	2,003,484
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18			2,600	2,743,000
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)		5,500	4,853,750
8.125%	04/01/22			1,700	1,603,950
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42			2,790	2,717,069

					44,106,465

Home Builders — 0.1%
CalAtlantic Group, Inc.,
Gtd. Notes
8.375%	05/15/18			1,750	1,898,750
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27			2,100	1,995,000
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			3,075	3,182,625
8.500%	11/15/20			400	418,000

					7,494,375

Home Furnishings
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26			1,150	1,155,750

Household Products/Wares
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	2,000	2,157,530

Housewares
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	(a)		1,595	1,664,829

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
6.250%	05/01/36			3,700	4,424,519
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43			2,915	3,077,742
Chubb INA Holdings, Inc.,
Gtd. Notes
4.350%	11/03/45			1,245	1,315,097
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	03/15/35			3,900	4,659,845

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
6.500%	05/01/42		2,000	$2,371,264
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40		1,625	2,051,649
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40		2,420	2,979,954
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		1,375	1,487,416

				22,367,486

Iron/Steel
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26	(a)	1,500	1,560,000

Lodging
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22		50	53,375
MGM Resorts International,
Gtd. Notes
5.250%	03/31/20		900	951,750
8.625%	02/01/19		2,200	2,472,250
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
2.950%	03/01/17		2,130	2,132,143

				5,609,518

Media — 0.7%
21st Century Fox America, Inc.,
Gtd. Notes
6.150%	03/01/37		1,750	2,047,962
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23	(a)	4,525	4,694,688
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22		1,511	1,520,444
5.000%	04/01/24		3,850	3,869,249
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/17		1,150	1,196,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		650	667,875
5.250%	09/30/22		15,000	15,525,000
5.750%	01/15/24	(a)	2,000	2,090,000
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23		925	952,750
5.375%	05/01/25		560	576,800
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20		1,200	1,236,000
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.384%	10/23/35		1,090	1,244,597
6.484%	10/23/45		1,310	1,514,463

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
6.834%	10/23/55		345	$404,451
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		4,400	5,955,413
Comcast Corp.,
Gtd. Notes
4.200%	08/15/34		3,000	3,064,422
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
5.000%	05/13/45		1,475	1,251,670
6.125%	01/31/46		200	198,477
Myriad International Holdings BV (South Africa),
Gtd. Notes, 144A
6.000%	07/18/20		600	649,110
Gtd. Notes, RegS
6.375%	07/28/17		900	917,783
Time Warner Cable LLC,
Sr. Sec’d. Notes
8.250%	04/01/19		2,300	2,584,510
Time Warner, Inc.,
Gtd. Notes
3.600%	07/15/25		3,870	3,848,328
3.800%	02/15/27		15	14,915
3.875%	01/15/26		1,550	1,551,669
4.050%	12/15/23		7,530	7,765,456
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, RegS
4.000%	01/15/25	EUR	1,650	1,806,354
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(g)
5.125%	05/15/23		2,500	2,462,500
Viacom, Inc.,
Sr. Unsec’d. Notes
4.875%	06/15/43		1,400	1,213,682
5.250%	04/01/44		685	623,173
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		1,900	1,947,500
Ziggo Secured Finance BV (Netherlands),
Sr. Sec’d. Notes, RegS
3.750%	01/15/25	EUR	3,850	4,100,944

				77,496,185

Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
5.000%	09/30/43		1,315	1,468,802
Gtd. Notes, 144A
6.750%(c)	10/19/75		2,725	3,058,813
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42		1,500	1,374,270
5.875%	04/23/45		2,800	2,748,833

				8,650,718

Miscellaneous Manufacturing
Amsted Industries, Inc.,
Gtd. Notes, 144A(g)
5.000%	03/15/22		1,000	999,999

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
General Electric Co.,
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32	1,475	$1,963,415

			2,963,414

Office/Business Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
5.500%	12/01/24	2,275	2,326,188

Oil & Gas — 0.6%
Anadarko Finance Co.,
Gtd. Notes
7.500%	05/01/31	2,450	3,117,985
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
4.623%(s)	10/10/36	3,000	1,212,935
Apache Corp.,
Sr. Unsec’d. Notes
5.250%	02/01/42	1,150	1,226,281
6.000%	01/15/37	3,627	4,171,609
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33	3,495	3,936,331
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45	240	235,760
5.600%	07/15/41	1,560	1,606,794
7.950%	04/15/32	1,900	2,405,810
Devon Financing Co. LLC,
Gtd. Notes
7.875%	09/30/31	700	888,191
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35	1,135	1,074,880
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22	900	926,073
Helmerich & Payne International Drilling Co.,
Gtd. Notes
4.650%	03/15/25	4,395	4,541,230
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	2,320	2,309,379
Kerr-McGee Corp.,
Gtd. Notes
6.950%	07/01/24	3,500	4,129,276
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
7.250%	11/05/19	500	553,100
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	12/14/18	9,940	10,072,331
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	2,550	2,592,126
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43	2,000	2,037,228
6.000%	03/01/41	825	916,013

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.000%	02/15/27			1,180	$1,141,739
Petrobras Global Finance BV (Brazil),
Gtd. Notes
8.375%	05/23/21			6,575	7,084,563
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	06/02/41			2,570	2,406,934
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
6.875%	05/01/18			3,090	3,280,443
Reliance Holding USA, Inc. (India),
Gtd. Notes, 144A
5.400%	02/14/22			750	810,827
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22			1,200	1,191,000
Shell International Finance BV (Netherlands),
Gtd. Notes
2.000%	11/15/18			6,000	6,040,164
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.900%	03/15/45	(a)		605	602,909
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21	(a)		2,000	2,145,200

					72,657,111

Oil & Gas Services — 0.1%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25			6,440	6,749,056

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.625%	05/15/23			3,055	3,030,193
Ball Corp.,
Gtd. Notes
4.375%	12/15/23		EUR	650	755,740
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.875%	08/15/23			670	698,475
6.375%	08/15/25	(a)		495	522,225
WestRock RKT Co.,
Gtd. Notes
4.900%	03/01/22			1,750	1,899,692

					6,906,325

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.900%	11/06/22			1,310	1,293,951
3.600%	05/14/25			1,505	1,490,684
4.500%	05/14/35			2,530	2,485,793
4.700%	05/14/45	(a)		4,190	4,110,935
Actavis Funding SCS,
Gtd. Notes
3.800%	03/15/25			1,100	1,101,296

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
4.550%	03/15/35			1,610	$1,593,565
4.750%	03/15/45			310	304,338
Catalent Pharma Solutions, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	12/15/24		EUR	1,225	1,349,329
Forest Laboratories LLC,
Gtd. Notes, 144A
4.875%	02/15/21			2,920	3,136,915
Merck & Co., Inc.,
Sr. Unsec’d. Notes
4.150%	05/18/43			975	1,001,497
Mylan NV,
Gtd. Notes, 144A
3.000%	12/15/18			2,580	2,598,659
Novartis Capital Corp. (Switzerland),
Gtd. Notes
4.000%	11/20/45	(a)		6,060	6,115,667
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
3.150%	10/01/26	(a)		1,290	1,189,286
4.100%	10/01/46	(a)		410	351,313
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20			1,500	1,267,500
6.125%	04/15/25			410	308,013
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37			2,500	3,146,118

					32,844,859

Pipelines — 0.2%
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
2.500%	06/15/18			1,610	1,615,901
4.900%	03/15/35			340	317,740
5.150%	03/15/45			855	820,013
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	02/15/26	(a)		4,185	4,200,175
3.950%	02/15/27	(a)		2,220	2,274,152
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.625%	11/15/23			6,600	7,244,233
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37			2,400	2,790,679

					19,262,893

Real Estate Investment Trusts (REITs) — 0.2%
Duke Realty LP,
Gtd. Notes
6.500%	01/15/18			4,392	4,598,002
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
4.500%	09/01/26			3,000	2,880,000
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	10/15/22			4,487	4,523,233

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20			5,425	$5,517,236

					17,518,471

Retail — 0.3%
Brinker International, Inc.,
Sr. Unsec’d. Notes
2.600%	05/15/18			7,460	7,476,785
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25			5,696	5,875,994
5.125%	07/20/45			1,090	1,214,747
5.300%	12/05/43			310	351,256
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36			3,600	4,548,103
L Brands, Inc.,
Gtd. Notes
5.625%	02/15/22			2,200	2,348,500
6.875%	11/01/35			2,050	2,091,000
8.500%	06/15/19			750	862,500
PVH Corp.,
Sr. Unsec’d. Notes, 144A
3.625%	07/15/24		EUR	3,360	3,731,231
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25			2,300	2,392,000
Target Corp.,
Sr. Unsec’d. Notes
3.625%	04/15/46	(a)		1,125	1,045,360

					31,937,476

Semiconductors — 0.1%
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23			5,460	5,733,000
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25			1,330	1,303,400

					7,036,400

Software — 0.2%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
2.850%	10/15/18			2,100	2,136,525
3.625%	10/15/20			2,810	2,909,103
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	(a)		4,275	4,552,875
Sr. Sec’d. Notes, 144A
6.750%	11/01/20			607	629,763
Microsoft Corp.,
Sr. Unsec’d. Notes
3.950%	08/08/56			1,155	1,090,877
4.450%	11/03/45			5,030	5,359,058
Oracle Corp.,
Sr. Unsec’d. Notes
2.950%	05/15/25			7,100	6,959,995

Interest Rate	Maturity Date			Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
4.300%	07/08/34			1,295	$1,339,009
Quintiles Ims, Inc.,
Gtd. Notes, 144A
3.500%	10/15/24		EUR	2,150	2,345,745

					27,322,950

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
2.450%	10/05/17			4,690	4,716,076
2.850%	10/05/18			880	888,510

					5,604,586

Telecommunications — 0.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.950%	01/15/25			3,690	3,696,391
4.500%	05/15/35			555	536,222
4.750%	05/15/46	(a)		4,890	4,632,879
4.800%	06/15/44			2,530	2,390,632
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.125%(c)	12/15/30			735	1,121,375
CommScope Technologies Finance LLC,
Gtd. Notes, 144A
6.000%	06/15/25			1,170	1,240,200
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21			675	695,250
5.500%	06/15/24			3,000	3,105,000
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21			2,800	3,038,000
Telecom Italia SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24			1,300	1,270,750
Sr. Unsec’d. Notes, EMTN
6.375%	06/24/19		GBP	850	1,145,469
T-Mobile USA, Inc.,
Gtd. Notes
6.464%	04/28/19			1,445	1,470,288
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.522%	09/15/48			1,740	1,668,507
4.672%	03/15/55	(a)		1,873	1,758,953
4.862%	08/21/46			4,560	4,620,621
5.012%	08/21/54			8,670	8,624,587

					41,015,124

Transportation
FedEx Corp.,
Gtd. Notes
4.750%	11/15/45			2,020	2,092,059

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A(g)
3.300%	04/01/21			5,490	5,551,697

TOTAL CORPORATE BONDS (cost $960,082,661)
					969,597,557

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS — 1.4%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes, 144A
6.875%	04/22/21		1,895	$2,018,175
Brazilian Government International Bond (Brazil),
Unsec’d. Notes
11.000%	06/26/17	EUR	2,100	2,317,074
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21		300	314,250
5.625%	02/26/44		1,170	1,205,100
7.375%	09/18/37		800	972,000
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, MTN, RegS
1.000%	01/22/18		6,250	6,210,131
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
7.500%	05/06/21		600	651,204
Sr. Unsec’d. Notes, RegS
7.500%	05/06/21		6,300	6,837,641
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.375%	10/24/23		1,000	927,250
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
3.250%	11/10/25		1,825	1,810,982
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes
6.950%	02/15/26		1,000	1,283,447
Sr. Unsec’d. Notes, 144A
1.750%	09/10/19		1,000	1,002,427
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, MTN, 144A
2.375%	06/04/25		800	765,472
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes, EMTN(g)
3.800%	08/08/17	JPY	390,000	3,245,134
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
2.110%	10/26/17	JPY	300,000	2,564,288
4.125%	02/19/18		1,480	1,514,073
5.375%	03/25/24		510	555,900
5.750%	11/22/23		1,300	1,441,375
6.375%	03/29/21		9,308	10,422,726
7.625%	03/29/41		1,374	1,919,822
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes, RegS
5.875%	05/11/22		1,500	1,710,839
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
3.750%	06/14/28	EUR	1,020	1,091,618
5.250%	01/08/47		2,550	2,542,661
Sr. Unsec’d. Notes, RegS
3.750%	06/14/28	EUR	1,600	1,712,343
Sr. Unsec’d. Notes, MTN, 144A
2.875%	07/08/21	EUR	1,005	1,103,540
3.375%	07/30/25	EUR	1,680	1,810,827
8.500%	10/12/35		100	135,659
Sr. Unsec’d. Notes, MTN, RegS
4.750%	01/08/26		1,350	1,393,583
Instituto de Credito Oficial (Spain),

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Gov’t. Gtd. Notes, 144A
1.625%	09/14/18		2,200	$2,184,959
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		3,000	3,492,990
Sr. Unsec’d. Notes, RegS
3.450%	03/24/17	JPY	20,000	172,721
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.500%	07/21/21		600	575,267
1.750%	07/31/18		1,500	1,500,623
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN, RegS
1.500%	09/12/17		21,300	21,270,947
Sr. Unsec’d. Notes, MTN, 144A
2.125%	04/13/21		1,600	1,564,973
2.125%	10/25/23		3,200	3,044,109
2.375%	02/13/25		3,000	2,846,349
2.500%	09/12/18		3,000	3,024,153
Kingdom of Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, EMTN, RegS
1.500%	06/22/18		3,000	3,000,827
Latvia Government International Bond (Latvia),
Sr. Unsec’d. Notes, RegS
5.250%	02/22/17		1,500	1,506,749
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, RegS
7.375%	02/11/20		2,000	2,279,999
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	10/02/23		980	982,352
4.600%	01/23/46		1,390	1,247,525
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		2,400	2,182,320
6.050%	01/11/40		250	270,375
Municipality Finance PLC (Finland),
Sr. Unsec’d. Notes, RegS
1.250%	09/10/18		1,800	1,792,385
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36		1,200	1,456,200
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.750%	01/30/26	EUR	800	909,493
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
7.750%	01/14/31		1,000	1,405,732
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, MTN, RegS
5.125%	10/15/24		5,500	5,321,249
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.900%	12/06/19		2,600	2,603,981
Province of Quebec (Canada),
Unsec’d. Notes, MTN
7.140%(c)	02/27/26		3,230	4,139,471
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.950%	06/09/21		2,640	2,976,600
Romanian Government International Bond (Romania),

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes, MTN, RegS
6.125%	01/22/44	1,200	$1,400,700
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
3.250%	10/26/26	3,740	3,545,610
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, RegS
5.500%	10/26/22	2,900	3,204,430
5.850%	05/10/23	3,200	3,604,563
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.000%	05/17/21	5,200	5,044,208
Sr. Unsec’d. Notes, RegS
1.625%	06/06/18	3,000	2,987,129
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21	2,000	2,050,800
5.750%	03/22/24	895	897,587
7.000%	06/05/20	2,000	2,147,444

TOTAL FOREIGN GOVERNMENT BONDS (cost $160,136,420)
			156,114,361

MUNICIPAL BONDS — 0.1%
Alabama
Alabama Economic Settlement Authority,
Revenue Bonds
4.263%	09/15/32	555	570,418

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49	1,330	1,806,832
Los Angeles Department of Water & Power,
Revenue Bonds, BABs
6.008%	07/01/39	1,850	2,292,335
University of California,
Revenue Bonds
3.934%	05/15/45	340	336,566
4.131%	05/15/45	360	354,956
4.767%	05/15/2115	850	809,039

			5,599,728

Colorado
Regional Transportation District,
Revenue Bonds, BABs
5.844%	11/01/50	955	1,237,842

District of Columbia
District of Columbia Water & Sewer Authority,
Revenue Bonds
4.814%	10/01/2114	550	549,291
Revenue Bonds, BABs
5.522%	10/01/44	1,340	1,628,877

			2,178,168

Pennsylvania
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
5.511%	12/01/45	1,815	2,180,269
6.105%	12/01/39	1,035	1,308,902

			3,489,171

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Pennsylvania (continued)
TOTAL MUNICIPAL BONDS (cost $13,132,374)
			$13,075,327

NON-CORPORATE FOREIGN AGENCIES — 0.2%
CDP Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.150%	07/24/24	5,255	5,329,568
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
3.000%	05/09/23	1,095	1,056,894
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24	910	904,313
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20	2,000	2,164,800
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22	1,100	1,213,432
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, MTN, 144A
9.125%	07/02/18	4,550	4,944,030
Korea Development Bank (The) (South Korea),
Sr. Unsec’d. Notes
3.500%	08/22/17	1,000	1,010,456
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, MTN, 144A
3.000%	09/19/22	1,500	1,498,832
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26	1,355	1,327,900
Petroleos Mexicanos (Mexico),
Gov’t. Gtd. Notes
1.950%	12/20/22	354	351,312
Gtd. Notes
5.500%	01/21/21	1,750	1,800,313
Gtd. Notes, 144A
5.375%	03/13/22	1,030	1,054,699
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24	1,005	1,273,079
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
2.125%	06/22/26	700	652,995
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, GMTN
2.400%	10/01/20	3,050	3,043,537

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $27,611,676)
			27,626,160

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.7%
Alternative Loan Trust,
Series 2005-9CB, Class 1A5
1.256%(c)	05/25/35	5,512	4,482,787
Series 2005-69, Class A1
1.567%(c)	12/25/35	3,968	3,479,463
Banc of America Funding Corp.,
Series 2015-R3, Class 1A1, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
0.774%(c)	03/27/36	3,687	$3,510,682
Banc of America Funding Trust,
Series 2015-R4, Class 4A1, 144A
3.500%(c)	07/27/36	2,406	2,405,975
Series 2015-R6, Class 1A1, 144A
0.739%(c)	08/25/36	4,309	4,062,606
Series 2015-R9, Class 1A1, 144A
1.261%(c)	12/25/46	15,081	14,285,652
Series 2015-R9, Class 2A1, 144A
0.961%(c)	02/25/37	12,857	12,205,802
Bayview Opportunity Master Fund IVb Trust,
Series 2016-CRT1, Class M1, 144A
2.511%(c)	10/27/27	1,522	1,519,190
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1(x)
2.206%(c)	01/25/29	3,651	3,673,920
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN4, Class M3(x)
5.306%(c)	10/25/24	1,670	1,786,862
Series 2015-DNA1, Class M3(x)
3.884%(c)	10/25/27	5,050	5,288,838
Series 2016-DNA3, Class M2(x)
2.756%(c)	12/25/28	3,900	3,936,302
Series 2016-DNA4, Class M2(x)
2.056%(c)	03/25/29	2,500	2,495,246
Series 2016-HQA2, Class M2(x)
3.006%(c)	11/25/28	3,350	3,418,801
Series 2016-HQA3, Class M2(x)
2.106%(c)	03/25/29	2,020	2,014,801
Series 2016-HQA4, Class M2(x)
2.056%(c)	04/25/29	4,610	4,576,841
GSMSC Resecuritization Trust,
Series 2009-6R, Class 1A2, 144A
2.584%(c)	06/26/37	6,397	5,825,623
Series 2015-3R, Class 2A1, 144A
0.732%(c)	10/25/36	5,322	5,040,786
Series 2015-3R, Class 2A2, 144A
0.732%(c)	10/25/36	1,600	1,198,044
Series 2015-4R, Class A1, 144A
0.674%(c)	03/26/37	1,621	1,544,260
Series 2015-4R, Class A2, 144A
0.674%(c)	03/26/37	400	314,611
HarborView Mortgage Loan Trust,
Series 2005-1, Class 2A1A
1.276%(c)	03/19/35	3,394	2,941,830
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2015-4, Class A1, 144A^
2.533%(c)	04/01/20	883	881,634
Series 2015-6, Class A, 144A^
2.617%(c)	05/01/20	8,819	8,697,575
Series 2015-7, Class A, 144A^
2.771%(c)	07/01/20	2,335	2,320,527
Series 2015-8, Class A1, 144A
2.617%(c)	08/01/20	4,014	4,008,867
Series 2015-9, Class A1, 144A^
2.617%(c)	10/01/20	2,503	2,493,591
Series 2015-9, Class A2, 144A
4.117%(c)	10/01/20	7,000	6,988,289

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-10, Class A2, 144A^
4.117%(c)	11/01/20		4,000	$3,970,000
Series 2016-1, Class A1, 144A
2.617%(c)	01/01/21		2,751	2,702,715
Series 2016-2, Class A, 144A
2.533%(c)	03/01/21		5,069	5,041,539
Series 2016-3, Class A, 144A^
2.533%(c)	09/01/21		5,511	5,444,296
Series 2016-6, Class A, 144A
2.617%(c)	11/01/21		10,001	9,860,664
LSTAR Securities Investment Trust,
Series 2015-2, Class A, 144A
2.533%(c)	01/01/20		5,589	5,577,542
Series 2015-3, Class A, 144A
2.617%(c)	03/01/20		3,167	3,162,859
Series 2016-5, Class A1, 144A
3.771%(c)	11/01/21		5,458	5,397,910
Mortgage Repurchase Agreement Financing Trust,
Series 2016-3, Class A1, 144A^
1.664%(c)	11/10/18		3,930	3,930,000
Series 2016-4, Class A1, 144A^
1.737%(c)	05/10/19		16,440	16,404,276
Series 2016-5, Class A, 144A^
1.871%(c)	06/10/19		2,800	2,800,000
MortgageIT Securities Corp. Mortgage Loan Trust,
Series 2007-2, Class A1
1.084%(c)	09/25/37		4,270	3,981,487
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR8, Class A1
1.176%(c)	06/25/44		2,513	2,329,511
Series 2005-4, Class CB1
1.206%(c)	06/25/35		2,821	2,127,913
Series 2006-AR1, Class A1A
1.006%(c)	02/25/36		2,566	1,932,294

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $188,136,627)
				190,062,411

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
Fannie Mae Principal Strip, Notes, MTN
2.311%(s)	10/08/27		2,305	1,658,019
Federal Home Loan Mortgage Corp.
2.500%	03/01/30		1,220	1,224,678
2.500%	TBA		11,000	11,019,766
2.543%(s)	12/14/29	(k)	2,100	1,368,875
3.000%	06/01/29		1,690	1,737,860
3.500%	01/01/27		656	688,057
3.500%	12/01/45		4,264	4,369,792
3.500%	04/01/46		31,426	32,205,726
4.000%	09/01/40		4,576	4,829,819
4.000%	12/01/40		1,775	1,873,991
4.000%	TBA		36,500	38,337,117
4.500%	TBA		1,750	1,878,402
6.250%	07/15/32	(hh)	3,810	5,243,093
6.750%	03/15/31	(hh)	1,800	2,536,898
Federal National Mortgage Assoc.
2.500%	04/01/28		556	557,595
2.500%	06/01/28		1,178	1,181,723

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.777%(s)	05/15/30		1,665	$1,070,690
3.000%	02/01/31		5,591	5,742,723
3.000%	08/01/43		1,948	1,947,465
3.000%	08/01/43		374	373,557
3.000%	04/01/45		1,697	1,688,052
3.000%	04/01/45		1,196	1,189,195
3.000%	TBA		10,000	9,934,138
3.500%	05/01/42		11,872	12,245,125
3.500%	05/01/42		673	694,324
3.500%	11/01/45		177	181,987
3.500%	12/01/45		1,031	1,057,382
3.500%	TBA		33,500	34,334,884
4.000%	09/01/40		2,651	2,786,877
4.000%	TBA		29,000	30,487,949
4.500%	08/01/44		666	717,087
5.000%	03/01/44		641	697,717
5.000%	TBA		1,000	1,089,375
6.250%	05/15/29	(hh)(k)	8,515	11,286,726
6.625%	11/15/30	(hh)	1,340	1,864,055
7.125%	01/15/30	(hh)	1,305	1,862,191
Government National Mortgage Assoc.
3.000%	TBA		3,000	3,037,559
3.500%	05/20/43		3,274	3,419,368
3.500%	04/20/45		15,378	16,001,672
4.500%	10/20/43		4,085	4,364,378
Israel Government USAID Bond, Gov’t. Gtd. Notes
1.963%(s)	05/01/22		3,700	3,220,051
Tennessee Valley Authority Generic Strip, Bonds
—(p)	03/15/33		800	439,409
2.705%(s)	09/15/30		2,480	1,503,433
Tennessee Valley Authority Principal Strip, Bonds
2.764%(s)	11/01/25		3,790	2,888,317
Tunisia Government USAID Bonds, Gtd. Notes
1.416%	08/05/21		2,000	1,933,284

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $271,293,988)
				268,770,381

U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bonds
2.250%	08/15/46	(a)(hh)	3,250	2,732,665
2.500%	02/15/45	(k)	275	244,954
2.500%	05/15/46	(hh)(k)	1,070	950,879
3.000%	11/15/44	(hh)	1,355	1,338,539
4.250%	11/15/40	(hh)	3,255	3,951,772
4.750%	02/15/41	(k)	655	853,956
U.S. Treasury Notes
0.750%	08/31/18	(k)	260	258,395
0.750%	08/15/19	(hh)(k)	1,840	1,811,681
1.000%	11/15/19		240	237,113
1.750%	02/28/22	(hh)(k)	12,505	12,355,528
2.000%	11/30/22	(k)	3,980	3,953,103
2.000%	11/15/26		1,530	1,472,086
U.S. Treasury Strip Coupon
0.757%(s)	11/15/17		1,700	1,686,640
0.894%(s)	11/15/18		2,500	2,445,405
0.999%(s)	08/15/19		3,000	2,890,047
1.258%(s)	11/15/20		5,000	4,671,315
1.500%(s)	08/15/22		6,600	5,844,749

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
1.872%(s)	05/15/31	(hh)	1,600	$1,060,213
1.889%(s)	08/15/29	(hh)	1,600	1,125,874
2.037%(s)	05/15/25		1,200	973,183
2.089%(s)	11/15/35	(hh)	3,200	1,812,438
2.132%(s)	11/15/28	(hh)	3,180	2,290,932
2.161%(s)	05/15/29	(hh)	7,710	5,470,222
2.251%(s)	08/15/40	(hh)	3,200	1,511,645

TOTAL U.S. TREASURY OBLIGATIONS (cost $65,135,865)
				61,943,334

TOTAL LONG-TERM INVESTMENTS (cost $9,430,158,142)
				10,141,705,576

	Shares
SHORT-TERM INVESTMENTS — 15.1%
AFFILIATED MUTUAL FUNDS — 14.7%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	1,200,028,186	1,200,028,186
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $460,791,917; includes $460,349,285 of cash collateral for securities on loan)(b)(w)	460,693,456	460,785,595

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,660,820,103)(Note 4)
		1,660,813,781

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
0.473%	03/16/17	2,500	2,497,499
0.480%	03/16/17	1,600	1,598,400
0.492%	03/16/17	3,000	2,997,000
0.496%	03/16/17	300	299,700
0.520%	03/16/17	29,100	29,070,900

TOTAL U.S. TREASURY OBLIGATIONS (cost $36,461,460)			36,463,499

	Notional Amount (000)#
OPTION PURCHASED* — 0.1%
Call Option — 0.1%
S&P 500 Index,
expiring 04/20/21, Strike Price $2,050.00 (cost $4,303,395)	13	5,701,259

TOTAL SHORT-TERM INVESTMENTS (cost $1,701,584,958)		1,702,978,539

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL INVESTMENTS — 104.7% (cost $11,131,743,100)	$11,844,684,115
Liabilities in excess of other assets(z) — (4.7)%	(530,245,182)

NET ASSETS — 100.0%	$11,314,438,933

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $55,744,862 and 0.5% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $450,624,327; cash collateral of $460,349,285 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2016.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
8,420	5 Year U.S. Treasury Notes	Mar. 2017	$995,086,868	$990,731,410	$(4,355,458)
3,849	10 Year U.S. Treasury Notes	Mar. 2017	478,389,240	478,358,531	(30,709)
216	20 Year U.S. Treasury Bonds	Mar. 2017	32,442,656	32,541,750	99,094
1,096	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	177,170,838	175,634,000	(1,536,838)
173	CAC40 10 Euro	Jan. 2017	8,641,077	8,855,965	214,888
25	DAX Index	Mar. 2017	7,383,994	7,542,922	158,928
96	FTSE 100 Index	Mar. 2017	8,124,424	8,340,933	216,509
4,373	Mini MSCI EAFE Index	Mar. 2017	368,555,401	366,369,940	(2,185,461)
1,118	S&P 500 E-Mini Index	Mar. 2017	126,045,592	125,003,580	(1,042,012)
1,125	TOPIX Index	Mar. 2017	147,160,522	146,117,647	(1,042,875)

					(9,503,934)

Short Position:
246	2 Year U.S. Treasury Notes	Mar. 2017	53,261,625	53,305,125	(43,500)

					$(9,547,434)

Cash of $3,648,480 and $7,189 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively and U.S.Government Agency Obligations and U.S. Treasury Obligations with combined market values of $14,323,345 and $36,463,499 have been segregated with Citigroup Global Markets and Goldman Sachs & Co., respectively to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Japanese Yen, Expiring 01/27/17	JPMorgan Chase	JPY	126,091	$1,167,667	$1,080,662	$(87,005)
Mexican Peso, Expiring 01/24/17	Goldman Sachs & Co.	MXN	17,152	836,800	824,147	(12,653)

				$2,004,467	$1,904,809	(99,658)

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/27/17	Citigroup Global Markets	GBP	1,374	$1,711,267	$1,694,495	$16,772
Expiring 01/27/17	UBS AG	GBP	7,398	8,992,451	9,124,128	(131,677)
Euro,
Expiring 01/27/17	Citigroup Global Markets	EUR	1,220	1,315,952	1,286,088	29,864
Expiring 01/27/17	Goldman Sachs & Co.	EUR	23,714	25,923,447	25,001,297	922,150
Expiring 01/27/17	Goldman Sachs & Co.	EUR	1,040	1,105,037	1,096,142	8,895
Expiring 01/27/17	JPMorgan Chase	EUR	1,594	1,743,784	1,680,156	63,628
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	128,843	461,554	438,940	22,614
Israeli Shekel,
Expiring 01/19/17	Citigroup Global Markets	ILS	624	163,064	162,001	1,063
Japanese Yen,
Expiring 01/27/17	UBS AG	JPY	67,657	651,264	579,852	71,412
Polish Zloty,
Expiring 01/25/17	Goldman Sachs & Co.	PLN	1,586	402,540	378,868	23,672
South African Rand,
Expiring 01/13/17	Toronto Dominion	ZAR	10,265	701,000	745,273	(44,273)

				$43,171,360	$42,187,240	984,120

						$884,462

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2):
Ameriquest Home Equity^	01/30/17	1.500%	693	$982	$—	$982	Goldman Sachs & Co.
Ameriquest Home Equity^	01/30/17	1.500%	662	937	—	937	Goldman Sachs & Co.
Ameriquest Home Equity^	01/30/17	1.500%	558	790	—	790	Goldman Sachs & Co.
Ameriquest Home Equity^	01/30/17	1.500%	452	640	—	640	Goldman Sachs & Co.
Ameriquest Home Equity^	01/30/17	1.500%	437	619	—	619	Goldman Sachs & Co.
Ameriquest Home Equity^	01/30/17	1.500%	348	492	—	492	Goldman Sachs & Co.
Ameriquest Home Equity^	01/30/17	1.500%	279	394	—	394	Goldman Sachs & Co.
Bank of America Prime Mortgage^	01/30/17	1.500%	1,511	2,139	—	2,139	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities^	01/30/17	1.500%	1,071	89	—	89	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities^	01/30/17	1.500%	296	419	—	419	Goldman Sachs & Co.
Chase Mortgage^	01/30/17	1.500%	1,052	1,489	—	1,489	Goldman Sachs & Co.
Chase Mortgage^	01/30/17	1.500%	1,051	1,488	—	1,488	Goldman Sachs & Co.
Chase Mortgage^	01/30/17	1.500%	408	577	—	577	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust^	01/23/17	1.500%	234	332	—	332	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (continued):
Citigroup Commercial Mortgage Trust^	01/30/17	1.500%	432	$612	$—	$612	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust^	01/30/17	1.500%	362	513	—	513	Goldman Sachs & Co.
COMM Mortgage Trust^	01/23/17	1.500%	1,042	1,475	—	1,475	Goldman Sachs & Co.
COMM Mortgage Trust^	01/23/17	1.500%	963	1,363	—	1,363	Goldman Sachs & Co.
COMM Mortgage Trust^	01/23/17	1.500%	520	736	—	736	Goldman Sachs & Co.
COMM Mortgage Trust^	01/23/17	1.500%	263	373	—	373	Goldman Sachs & Co.
COMM Mortgage Trust^	01/23/17	1.500%	155	219	—	219	Goldman Sachs & Co.
COMM Mortgage Trust^	01/23/17	1.500%	125	177	—	177	Goldman Sachs & Co.
COMM Mortgage Trust^	01/23/17	1.500%	115	163	—	163	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate^	01/23/17	1.500%	224	317	—	317	Goldman Sachs & Co.
Countrywide Home Equity^	01/30/17	1.500%	550	779	—	779	Goldman Sachs & Co.
Countrywide Home Equity^	01/30/17	1.500%	439	622	—	622	Goldman Sachs & Co.
Countrywide Home Equity^	01/30/17	1.500%	392	555	—	555	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.^	01/03/17	1.500%	2,327	3,583	(3,102)	6,685	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.^	01/03/17	1.500%	795	1,217	(1,061)	2,278	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.^	01/03/17	1.500%	199	306	(265)	571	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	963	1,363	—	1,363	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	411	582	—	582	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	382	541	—	541	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	362	513	—	513	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	352	498	—	498	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	253	358	—	358	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	214	303	—	303	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	204	288	—	288	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/23/17	1.500%	135	191	—	191	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/30/17	1.500%	987	(531)	—	(531)	Goldman Sachs & Co.
GS Mortgage Securities Trust^	01/30/17	1.500%	366	460	—	460	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (continued):
GSAMP Home Equity^	01/30/17	1.500%	672	$951	$—	$951	Goldman Sachs & Co.
GSAMP Home Equity^	01/30/17	1.500%	443	627	—	627	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust^	01/23/17	1.500%	490	694	—	694	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust^	01/23/17	1.500%	145	205	—	205	Goldman Sachs & Co.
JPMorgan Chase Commercial Mortgage Securities^	01/23/17	1.500%	135	191	—	191	Goldman Sachs & Co.
Lehman Home Equity^	01/30/17	1.500%	838	1,186	—	1,186	Goldman Sachs & Co.
LNR CDO Ltd.^	01/11/17	1.500%	3,946	7,064	(4,932)	11,996	Goldman Sachs & Co.
Long Beach Home Equity^	01/30/17	1.500%	788	1,116	—	1,116	Goldman Sachs & Co.
Morgan Stanley BAML Trust^	01/23/17	1.500%	1,003	1,420	—	1,420	Goldman Sachs & Co.
Morgan Stanley BAML Trust^	01/23/17	1.500%	224	317	—	317	Goldman Sachs & Co.
Morgan Stanley BAML Trust^	01/23/17	1.500%	184	261	—	261	Goldman Sachs & Co.
Morgan Stanley BAML Trust^	01/23/17	1.500%	145	205	—	205	Goldman Sachs & Co.
Morgan Stanley Home Equity^	01/30/17	1.500%	340	481	—	481	Goldman Sachs & Co.
New Century Home Equity^	01/30/17	1.500%	860	1,217	—	1,217	Goldman Sachs & Co.
New Century Home Equity^	01/30/17	1.500%	762	1,080	—	1,080	Goldman Sachs & Co.
New Century Home Equity^	01/30/17	1.500%	466	660	—	660	Goldman Sachs & Co.
New Century Home Equity^	01/30/17	1.500%	454	642	—	642	Goldman Sachs & Co.
New Century Home Equity^	01/30/17	1.500%	389	551	—	551	Goldman Sachs & Co.
Option One Home Equity^	01/30/17	1.500%	1,433	2,028	—	2,028	Goldman Sachs & Co.
Option One Home Equity^	01/30/17	1.500%	807	1,142	—	1,142	Goldman Sachs & Co.
UBS-Barclays Commercial Mortgage Trust^	01/23/17	1.500%	105	148	—	148	Goldman Sachs & Co.
Wells Fargo Home Equity^	01/30/17	1.500%	294	417	—	417	Goldman Sachs & Co.
WFCG Commercial Mortgage Trust^	01/23/17	1.500%	717	1,015	—	1,015	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust^	01/23/17	1.500%	145	205	—	205	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust^	01/23/17	1.500%	125	177	—	177	Goldman Sachs & Co.

				$52,963	$(9,360)	$62,323

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)

Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.27.V1	12/20/21	5.000%	38,500	$(1,335,950)	$(2,447,625)	$(1,111,675)
CDX.NA.IG.24.V1	06/20/20	1.000%	143,000	(2,059,697)	(2,438,892)	(379,195)
CDX.NA.IG.27.V1	12/20/21	1.000%	165,000	(1,929,961)	(2,551,615)	(621,654)

				$(5,325,608)	$(7,438,132)	$(2,112,524)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
American International Group Inc.	12/20/20	1.000%	6,860	$98,074	$101,345	$3,271
Anadarko Petroleum Corp.	06/20/21	1.000%	1,710	(129,197)	(14,466)	114,731
AT&T Inc.	06/20/21	1.000%	9,080	64,179	73,797	9,618
Barrick Gold Corp.	06/20/21	1.000%	3,450	(90,261)	(59,201)	31,060
CIT Group	06/20/18	5.000%	11,910	753,000	792,607	39,607
Devon Energy Corp.	06/20/20	1.000%	550	(45,467)	1,566	47,033
Eastman Chemical Co.	06/20/21	1.000%	5,050	47,756	75,135	27,379
Ford Motor Company	06/20/21	5.000%	17,000	2,943,341	2,679,704	(263,637)
General Motors Co.	06/20/19	5.000%	4,525	506,238	471,133	(35,105)

				$4,147,663	$4,121,620	$(26,043)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Husky Energy Inc.	06/20/20	1.000%	2,380	1.265%	$(20,212)	$(98,009)	$77,797	Morgan Stanley
Petroleo Brasileiro SA	06/20/18	1.000%	5,700	2.166%	(94,417)	(436,888)	342,471	Morgan Stanley
Republic of Italy	09/20/20	1.000%	10,650	1.421%	(154,504)	49,411	(203,915)	JPMorgan Chase

					$(269,133)	$(485,486)	$216,353

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
8,847	3 Month LIBOR	EUR	7,700	3 Month EURIBOR minus 26.95 bps	JPMorgan Chase	02/17/17	$753,521	$—	$753,521
3,431	3 Month LIBOR	JPY	350,000	3 Month JPY LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	435,010	—	435,010
10,606	3 Month LIBOR	EUR	9,500	3 Month EURIBOR minus 37 bps	JPMorgan Chase	10/17/17	609,295	—	609,295
2,483	3 Month LIBOR minus 54.24 bps	JPY	300,000	0.155%	JPMorgan Chase	10/26/17	(90,324)	—	(90,324)
10,044	3 Month LIBOR	EUR	9,000	3 Month EURIBOR minus 38.15 bps	JPMorgan Chase	04/27/19	585,738	—	585,738

							$2,293,240	$—	$2,293,240

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	3,870	10/26/18	1.765%	3 Month BBSW(1)	$—	$10,930	$10,930
AUD	5,680	10/27/18	1.793%	3 Month BBSW(1)	—	13,934	13,934
AUD	23,995	11/29/18	1.900%	3 Month BBSW(1)	—	32,829	32,829
AUD	3,160	10/26/21	2.115%	6 Month BBSW(2)	—	(50,819)	(50,819)
AUD	14,925	10/27/21	2.173%	6 Month BBSW(2)	(3,187)	(211,110)	(207,923)
AUD	4,680	10/27/21	2.125%	6 Month BBSW(2)	—	(73,903)	(73,903)
AUD	29,215	11/29/21	2.458%	6 Month BBSW(2)	—	(149,045)	(149,045)
AUD	1,230	10/27/26	2.355%	6 Month BBSW(1)	—	48,194	48,194
AUD	5,270	11/29/26	2.823%	6 Month BBSW(1)	—	52,878	52,878
CAD	24,130	10/26/18	0.904%	3 Month Canadian Bankers Acceptance(2)	(284)	(54,217)	(53,933)
EUR	7,300	09/20/21	(0.353)%	1 Day EONIA(1)	—	60,957	60,957
EUR	3,900	06/20/24	(0.050)%	1 Day EONIA(1)	—	52,271	52,271
EUR	11,570	02/23/26	0.324%	1 Day EONIA(1)	(188,531)	(44,270)	144,261
MXN	76,500	04/28/23	5.100%	28 Day Mexican Interbank Rate(2)	—	(501,972)	(501,972)
MXN	108,000	10/15/26	6.445%	28 Day Mexican Interbank Rate(2)	(214)	(550,095)	(549,881)
MXN	25,460	12/09/26	7.780%	28 Day Mexican interbank rate(2)	(175)	(11,974)	(11,799)
MXN	10,200	07/27/34	6.720%	28 Day Mexican Interbank Rate(2)	(146)	(76,911)	(76,765)
NOK	43,650	11/01/26	1.650%	6 Month NIBOR(2)	—	(126,750)	(126,750)
NZD	33,040	12/15/17	2.125%	3 Month New Zealand Bank Bill(2)	—	(12,814)	(12,814)
NZD	9,485	11/01/26	2.835%	3 Month New Zealand Bank Bill(2)	(21,950)	(356,574)	(334,624)

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
185,220	02/18/17	0.466%	1 Day USOIS(1)	$—	$26,768	$26,768
89,910	08/19/17	0.524%	1 Day USOIS(1)	—	98,345	98,345
368,205	09/09/17	0.539%	1 Day USOIS(1)	48,880	460,023	411,143
88,420	10/21/17	0.590%	1 Day USOIS(1)	—	123,607	123,607
87,240	11/01/17	0.639%	1 Day USOIS(1)	—	93,009	93,009
172,470	11/14/17	0.675%	1 Day USOIS(1)	(15,704)	159,968	175,672
86,340	11/22/17	0.716%	1 Day USOIS(1)	—	57,022	57,022
25,085	09/30/18	0.747%	1 Day USOIS(1)	—	134,956	134,956
86,560	11/17/18	1.080%	1 Day USOIS(1)	—	227,573	227,573
130,130	11/18/18	0.911%	1 Day USOIS(1)	(7,470)	381,512	388,982
54,550	11/22/18	1.297%	3 Month LIBOR(1)	—	107,019	107,019
1,790	02/28/19	1.625%	3 Month LIBOR(1)	—	(13,506)	(13,506)
8,450	03/11/20	1.824%	3 Month LIBOR(1)	—	(69,386)	(69,386)
142,970	05/31/20	1.683%	3 Month LIBOR(1)	—	250,100	250,100
12,000	07/31/21	2.290%	3 Month LIBOR(1)	—	(291,336)	(291,336)
83,350	05/31/22	2.237%	3 Month LIBOR(1)	(63,587)	(1,085,344)	(1,021,757)
55,300	05/31/22	1.741%	3 Month LIBOR(1)	579,391	728,455	149,064
68,350	08/31/22	2.013%	3 Month LIBOR(1)	(258,806)	(347,985)	(89,179)
31,650	08/31/22	1.788%	3 Month LIBOR(1)	—	249,740	249,740
120,240	11/30/22	1.982%	3 Month LIBOR(1)	—	399,038	399,038
18,150	12/31/22	1.416%	3 Month LIBOR(1)	—	545,725	545,725
17,200	12/31/22	1.409%	3 Month LIBOR(1)	—	525,107	525,107
11,400	12/31/22	1.405%	3 Month LIBOR(1)	—	350,614	350,614
8,600	12/31/22	1.406%	3 Month LIBOR(1)	—	263,712	263,712
7,750	12/31/22	1.495%	3 Month LIBOR(1)	—	194,820	194,820
4,700	12/31/22	1.412%	3 Month LIBOR(1)	—	142,605	142,605
16,640	05/31/23	1.395%	3 Month LIBOR(1)	—	713,267	713,267
16,640	05/31/23	1.394%	3 Month LIBOR(1)	—	714,388	714,388
16,060	05/31/23	1.513%	3 Month LIBOR(1)	—	571,445	571,445
14,210	05/31/23	1.578%	3 Month LIBOR(1)	(27,343)	448,067	475,410
6,180	05/31/23	1.584%	3 Month LIBOR(1)	—	192,803	192,803
88,975	08/02/23	—(5)	—(5)	3,194	256,666	253,472
58,730	08/02/23	—(3)	—(3)	(22,412)	159,862	182,274
28,585	08/03/23	—(4)	—(4)	(21,071)	80,339	101,410
19,540	08/15/23	1.459%	3 Month LIBOR(2)	—	(813,086)	(813,086)
360	04/28/26	1.809%	3 Month LIBOR(1)	—	14,560	14,560
11,085	05/15/37	2.726%	3 Month LIBOR(2)	—	252,689	252,689
22,575	11/15/41	1.869%	3 Month LIBOR(1)	70,640	3,078,412	3,007,772
4,585	02/15/42	1.369%	1 Day USOIS(1)	—	736,652	736,652
2,935	09/27/46	1.380%	1 Day USOIS(1)	—	517,420	517,420

				$71,225	$8,687,184	$8,615,959

U.S. Government Agency Obligations and U.S. Treasury Obligations with a combined market value of $42,739,844 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default and interest rate swap contracts as of December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

(3)	Portfolio pays the floating rate of 3 Month LIBOR and receives 1 Day USOIS plus 38.25 bps.

(4)	Portfolio pays the floating rate of 3 Month LIBOR and receives 1 Day USOIS plus 38.375 bps.

(5)	Portfolio pays the floating rate of 3 Month LIBOR and receives 1 Day USOIS plus 38.50 bps.

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreement outstanding at December 31, 2016:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreement:
Credit Suisse First Boston Corp.	01/12/41	2,773	Pay variable payments based on 1 Month LIBOR and receive fixed payments based on IFN Index	$(2,204)	$(6,061)	$3,857

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$6,016,837,283	$1,292,890,371	$—
Preferred Stocks	2,929,312	12,139,198	—
Unaffiliated Exchange Traded Funds	12,669,474	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	350,688,367	—
Non-Residential Mortgage-Backed Securities	—	109,623,416	—
Residential Mortgage-Backed Securities	—	146,775,932	8,750,000
Bank Loans	—	46,801,120	—
Commercial Mortgage-Backed Securities	—	454,411,572	—
Corporate Bonds	—	969,597,557	—
Foreign Government Bonds	—	156,114,361	—
Municipal Bonds	—	13,075,327	—
Non-Corporate Foreign Agencies	—	27,626,160	—
Residential Mortgage-Backed Securities	—	143,120,512	46,941,899
U.S. Government Agency Obligations	—	268,770,381	—
Affilated Mutal Funds	1,660,813,781	—	—
U.S. Treasury Obligations	—	98,406,833	—
Options Purchased	5,701,259	—	—
Other Financial Instruments*
Futures Contracts	(9,547,434)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	884,462	—
Centrally Cleared Credit Default Swap Agreements	—	(2,138,567)	—
OTC Credit Default Swap Agreements	—	(269,133)	52,963
OTC Currency Swap Agreements	—	2,293,240	—
Centrally Cleared Interest Rate Swap Agreements	—	8,615,959	—
OTC Total Return Swaps Agreements	—	(2,204)	—

Total	$7,689,403,675	$4,099,424,864	$55,744,862

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (4.1% represents investments purchased with collateral from securities on loan)	14.7%

Banks	7.5%
Commercial Mortgage-Backed Securities	4.0
Oil, Gas & Consumable Fuels	3.4
Collateralized Loan Obligations	3.1
Residential Mortgage-Backed Securities	3.1
Pharmaceuticals	2.9
Equity Real Estate Investment Trusts (REITs)	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry Table (continued)
Software	2.6%
Insurance	2.4
U.S. Government Agency Obligations	2.4
Semiconductors & Semiconductor Equipment	2.2
Health Care Equipment & Supplies	2.0
Capital Markets	1.8
Internet Software & Services	1.8
Media	1.8
IT Services	1.7
Machinery	1.7
Food Products	1.6
Aerospace & Defense	1.5
Chemicals	1.5
Specialty Retail	1.5
Technology Hardware, Storage & Peripherals	1.5
Biotechnology	1.4
Diversified Telecommunication Services	1.4
Foreign Government Bonds	1.4
Electric Utilities	1.3
Health Care Providers & Services	1.3
Electronic Equipment, Instruments & Components	1.2
Metals & Mining	1.2
Hotels, Restaurants & Leisure	1.0
Industrial Conglomerates	1.0
Beverages	0.9
Food & Staples Retailing	0.9
Non-Residential Mortgage-Backed Securities	0.9
U.S. Treasury Obligations	0.9
Communications Equipment	0.8
Household Durables	0.7
Household Products	0.7
Airlines	0.6
Auto Components	0.6
Automobiles	0.6
Construction & Engineering	0.6
Diversified Financial Services	0.6
Electric	0.6
Internet & Direct Marketing Retail	0.6
Multi-Utilities	0.6
Oil & Gas	0.6
Tobacco	0.6
Electrical Equipment	0.5
Energy Equipment & Services	0.5
Gas Utilities	0.5
Real Estate Management & Development	0.5
Life Sciences Tools & Services	0.4
Auto Manufacturers	0.4
Building Products	0.4

Commercial Services & Supplies	0.4%
Consumer Finance	0.4
Containers & Packaging	0.4
Healthcare-Services	0.4
Multiline Retail	0.4
Professional Services	0.4
Retail	0.4
Telecommunications	0.4
Textiles, Apparel & Luxury Goods	0.4
Air Freight & Logistics	0.3
Construction Materials	0.3
Leisure Products	0.3
Personal Products	0.3
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.3
Distributors	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Non-Corporate Foreign Agencies	0.2
Paper & Forest Products	0.2
Pipelines	0.2
Real Estate Investment Trusts (REITs)	0.2
Road & Rail	0.2
Thrifts & Mortgage Finance	0.2
Auto Parts & Equipment	0.1
Commercial Services	0.1
Computers	0.1
Diversified Consumer Services	0.1
Foods	0.1
Hand/Machine Tools	0.1
Health Care Technology	0.1
Healthcare-Products	0.1
Home Builders	0.1
Independent Power & Renewable Electricity Producers	0.1
Mining	0.1
Municipal Bonds	0.1
Oil & Gas Services	0.1
Options Purchased	0.1
Packaging & Containers	0.1
Semiconductors	0.1
Technology	0.1
Transportation Infrastructure	0.1
Truck & Leasing	0.1
Unaffiliated Exchange Traded Funds	0.1

104.7
Liabilities in excess of other assets	(4.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$272,699	*	Due from/to broker-variation margin swaps	$2,411,266	*
Credit contracts	Premiums paid for OTC swap agreements	49,411		Premiums received for OTC swap agreements	544,257
Credit contracts	Unrealized appreciation on OTC swap agreements	483,122		Unrealized depreciation on OTC swap agreements	204,446

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$590,325	*	Due from/to broker-variation margin futures	$4,270,348	*
Equity contracts	Unaffiliated investments	5,701,259		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,160,070		Unrealized depreciation on OTC forward foreign currency exchange contracts	275,608
Interest rate contracts	Due from/to broker-variation margin futures	99,094	*	Due from/to broker — variation margin futures	5,966,505	*
Interest rate contracts	Due from/to broker-variation margin swaps	13,064,437	*	Due from/to broker — variation margin swaps	4,448,478	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	6,061
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,387,421		Unrealized depreciation on OTC swap agreements	90,324

Total		$23,807,838			$18,217,293

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$(1,416,748)	$711,325	$—	$—	$—	$(3,264,067)	$(3,969,490)
Equity contracts	491,712	—	—	105,062,825	—	—	—	105,554,537
Foreign exchange contracts	—	—	—	—	870,566	—	—	870,566
Interest rate contracts	—	(636,487)	(153,133)	11,625,088	—	7,049	(17,671,865)	(6,829,348)

Total	$491,712	$(2,053,235)	$558,192	$116,687,913	$870,566	$7,049	$(20,935,932)	$95,626,265

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$972,178	$(558,984)	$—	$—	$(2,046,509)	$(1,633,315)
Equity contracts	(293)	1,397,864	—	(10,943,643)	—	—	(9,546,072)
Foreign exchange contracts	—	—	—	—	1,859,208	—	1,859,208
Interest rate contracts	—	523,762	(379,673)	(4,331,705)	—	12,777,858	8,590,242

Total	$(293)	$2,893,804	$(938,657)	$(15,275,348)	$1,859,208	$10,731,349	$(729,937)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$3,340,273	$2,144,000	$2,119,941,667	$87,464,243	$23,353,416	$49,587,163

Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Currency Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$247,500,000	$110,044,000	$46,450,000	$1,574,564,000	$57,847,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$450,624,327	$(450,624,327)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Citigroup Global Markets	$70,313	$—	$—	$70,313
Credit Suisse First Boston Corp.	3,857	(3,857)	—	—
Deutsche Bank AG	435,010	—	—	435,010
Goldman Sachs & Co.	1,017,571	(22,544)	—	995,027
JPMorgan Chase	2,061,593	(381,244)	(1,680,349)	—
Morgan Stanley	420,268	(420,268)	—	—
Toronto Dominion	—	—	—
UBS AG	71,412	(71,412)	—	—

	$4,080,024

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Citigroup Global Markets	$—	$—	$—	$—
Credit Suisse First Boston Corp.	(6,061)	3,857	—	(2,204)
Deutsche Bank AG	—	—	—	—
Goldman Sachs & Co.	(22,544)	22,544	—	—
JPMorgan Chase	(381,244)	381,244	—	—
Morgan Stanley	(534,897)	420,268	114,629	—
Toronto Dominion	(44,273)	—	—	(44,273)
UBS AG	(131,677)	71,412	—	(60,265)

	$(1,120,696)

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $450,624,327:
Unaffiliated investments (cost $9,470,922,997)	$10,183,870,334
Affiliated investments (cost $1,660,820,103)	1,660,813,781
Cash	2,721,315
Foreign currency, at value (cost $10,766,182)	10,645,355
Deposit with broker for futures	3,655,669
Receivable for investments sold	66,327,058
Dividends and interest receivable	25,756,770
Tax reclaim receivable	9,577,665
Due from broker-variation margin futures	4,887,144
Unrealized appreciation on OTC swap agreements	2,870,543
Receivable for fund share sold	1,386,893
Unrealized appreciation on OTC forward foreign currency contracts	1,160,070
Receivable from affiliate	160,861
Premiums paid for OTC swap agreements	49,411
Prepaid expenses	82,284

Total Assets	11,973,965,153

LIABILITIES:
Payable to broker for collateral for securities on loan	460,349,285
Payable for investments purchased	193,938,218
Advisory fees payable	2,122,978
Due to broker-variation margin swaps	806,485
Accrued expenses and other liabilities	693,679
Premiums received for OTC swap agreements	550,318
Distribution fee payable	385,582
Unrealized depreciation on OTC swap agreements	294,770
Unrealized depreciation on OTC forward foreign currency contracts	275,608
Payable for fund share repurchased	108,951
Affiliated transfer agent fee payable	346

Total Liabilities	659,526,220

NET ASSETS	$11,314,438,933

Net assets were comprised of:
Paid-in capital	$8,772,024,220
Retained earnings	2,542,414,713

Net assets, December 31, 2016	$11,314,438,933

Net asset value and redemption price per share, $11,314,438,933 / 792,000,704 outstanding shares of beneficial interest	$14.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $4,627,059, of which $491,159 is reimbursable by an affiliate)	$148,933,905
Interest income	87,452,008
Affiliated dividend income	7,463,910
Income from securities lending, net (including affiliated income of $1,884,890)	1,983,823

245,833,646

EXPENSES
Advisory fees	67,342,345
Distribution fee	26,608,584
Custodian and accounting fees	1,855,000
Insurance expenses	159,000
Trustees’ fees	109,000
Audit fee	54,000
Legal fees and expenses	32,000
Shareholders’ reports	24,000
Commitment fee on syndicated credit agreement	18,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Loan interest expense	4,206
Interest expense	405
Miscellaneous	130,741

Total expenses	96,344,281
Less: advisory fee waivers and/or expense reimbursement	(516,302)

Net expenses	95,827,979

NET INVESTMENT INCOME (LOSS)	150,005,667

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $115,395) (net of foreign capital gains taxes $94,843)	32,275,324
Futures transactions	116,687,913
Options written transactions	558,192
Forward rate agreement transactions	7,049
Swap agreements transactions	(20,935,932)
Foreign currency transactions	(2,004,168)

126,588,378

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,322))	660,249,255
Futures	(15,275,348)
Options written	(938,657)
Swap agreements	10,731,349
Foreign currencies	1,481,859

656,248,458

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	782,836,836

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$932,842,503

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$150,005,667	$98,185,913
Net realized gain (loss) on investment and foreign currency transactions	126,588,378	422,790,434
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	656,248,458	(631,201,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	932,842,503	(110,225,190)

FUND SHARE TRANSACTIONS:
Fund share sold [200,599,147 and 47,745,634 shares, respectively]	2,619,169,879	631,321,105
Net asset value of shares issued in merger [0 and 366,206,101 shares, respectively] (Note 10)	—	4,808,292,797
Fund share repurchased [240,600,748 and 129,934,872 shares, respectively]	(3,037,748,830)	(1,690,209,779)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(418,578,951)	3,749,404,123

CAPITAL CONTRIBUTIONS (NOTE 4)	3,750,026	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	518,013,578	3,639,178,933
NET ASSETS:
Beginning of year	10,796,425,355	7,157,246,422

End of year	$11,314,438,933	$10,796,425,355

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST RCM WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 94.9%		Value (Note 2)
COMMON STOCKS — 60.0%	Shares
Australia — 0.6%
Australia & New Zealand Banking Group Ltd.	355,730	$7,787,364
Bank of Queensland Ltd.	264,702	2,262,156
Beach Energy Ltd.	2,557,206	1,556,173
CSR Ltd.	418,266	1,390,597
Downer EDI Ltd.	809,884	3,546,246
OceanaGold Corp.	61,294	178,497
Primary Health Care Ltd.	529,511	1,555,434
Star Entertainment Group Ltd. (The)	681,002	2,534,461
Telstra Corp. Ltd.	2,147,370	7,890,916

		28,701,844

Austria — 0.1%
ams AG	108,084	3,062,760
Schoeller-Bleckmann Oilfield Equipment AG	17,900	1,439,073
Wienerberger AG	130,300	2,260,318

		6,762,151

Belgium — 0.1%
Anheuser-Busch InBev SA/NV	39,894	4,222,554
Melexis NV	15,146	1,013,127
Ontex Group NV	28,930	858,876

		6,094,557

Bermuda — 0.1%
Aspen Insurance Holdings Ltd.	59,601	3,278,055

Brazil — 0.2%
Banco Bradesco SA	92,600	829,067
Banco do Brasil SA	217,300	1,875,428
Banco Santander SA, UTS	45,500	412,823
CETIP SA – Mercados Organizados	18,600	254,881
Cia de Saneamento de Minas Gerais	34,400	385,781
Cosan Ltd. (Class A Stock)	148,084	1,112,111
Cosan SA Industria e Comercio	108,000	1,265,923
JBS SA	122,200	428,021
MRV Engenharia e Participacoes SA	305,700	1,027,547
Sao Martinho SA	35,700	213,891

		7,805,473

Canada — 2.0%
Aecon Group, Inc.	6,129	69,614
Alimentation Couche-Tard, Inc. (Class B Stock)	221,202	10,029,999
BCE, Inc.	93,449	4,038,912
Bonavista Energy Corp.	37,706	135,081
Canadian Natural Resources Ltd.	200,211	6,380,686
Canadian Tire Corp. Ltd. (Class A Stock)	59,052	6,125,328
CCL Industries, Inc. (Class B Stock)	26,233	5,154,184
CGI Group, Inc. (Class A Stock)*	226,439	10,867,858
Cogeco Communications, Inc.	48,174	2,376,677
Cott Corp.	45,134	511,368
DH Corp.	90,979	1,509,710
Empire Co. Ltd. (Class A Stock)	181,611	2,126,336
Enbridge Income Fund Holdings, Inc.(a)	113,287	2,933,742
Enercare, Inc.	14,027	186,379
Exchange Income Corp.	4,081	126,900
Fortis, Inc.	38,495	1,188,696

COMMON STOCKS (continued)	Shares	Value (Note 2)
Canada (continued)
Genworth MI Canada, Inc.	51,628	$1,294,305
Linamar Corp.	41,850	1,798,180
Magna International, Inc.	218,342	9,480,757
Mercer International, Inc.	128,477	1,368,280
Metro, Inc.	192,280	5,751,286
National Bank of Canada	124,252	5,046,335
Nevsun Resources Ltd.	275,451	851,392
Open Text Corp.	6,414	396,119
PrairieSky Royalty Ltd.	4,355	103,600
Royal Bank of Canada	223,778	15,145,203
Saputo, Inc.	19,123	676,672
Seven Generations Energy Ltd. (Class A Stock)*	20,380	475,253
Shaw Communications, Inc. (Class B Stock)	30,693	615,849
Suncor Energy, Inc.	88,102	2,880,630
Transcontinental, Inc. (Class A Stock)	114,928	1,899,417
WSP Global, Inc.	9,801	326,226

		101,870,974

Cayman Islands
Theravance Biopharma, Inc.*(a)	9,638	307,259

China — 0.8%
Agricultural Bank of China Ltd. (Class H Stock)	2,543,000	1,037,842
Alibaba Group Holding Ltd., ADR*(a)	45,747	4,017,044
BAIC Motor Corp. Ltd. (Class H Stock), 144A	190,000	168,610
Baidu, Inc., ADR*	1,755	288,540
Bank of China Ltd. (Class H Stock)	4,303,000	1,897,305
Bank of Communications Co. Ltd. (Class H Stock)	2,285,000	1,643,360
BYD Electronic International Co. Ltd.	232,500	182,383
China Biologic Products, Inc.*	9,867	1,060,900
China Communications Services Corp. Ltd. (Class H Stock)	480,000	304,979
China Construction Bank Corp. (Class H Stock)	2,711,000	2,076,166
China Everbright Bank Co. Ltd. (Class H Stock)	1,258,000	570,746
China Merchants Bank Co. Ltd. (Class H Stock)	651,500	1,519,390
China Minsheng Banking Corp. Ltd. (Class H Stock)	1,146,000	1,219,418
China Mobile Ltd.	32,500	342,653
China Mobile Ltd., ADR	20,371	1,068,052
China Petroleum & Chemical Corp. (Class H Stock)	3,102,000	2,184,638
China Power International Development Ltd.	1,969,000	710,971
China Southern Airlines Co. Ltd. (Class H Stock)	244,000	126,254
Chinasoft International Ltd.*	540,000	252,429
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	1,850,000	1,082,219
CIFI Holdings Group Co. Ltd.	566,000	151,911
Fuguiniao Co. Ltd. (Class H Stock)*^	247,200	98,695
Geely Automobile Holdings Ltd.	330,000	313,650
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	866,000	1,043,682

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	846,800	$1,019,683
Hollysys Automation Technologies Ltd.	15,242	279,233
Hua Hong Semiconductor Ltd., 144A	193,000	214,768
Huaneng Renewables Corp. Ltd. (Class H Stock)	476,000	153,885
Industrial & Commercial Bank of China Ltd. (Class H Stock)	5,783,000	3,448,012
NetEase, Inc., ADR	9,768	2,103,441
Shenzhen Expressway Co. Ltd. (Class H Stock)	678,000	577,586
Shenzhen Investment Ltd.	602,000	240,499
Sichuan Expressway Co. Ltd. (Class H Stock)	338,000	129,375
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	2,214,000	1,195,026
Sinopharm Group Co. Ltd. (Class H Stock)	263,200	1,078,684
Springland International Holdings Ltd.	1,022,000	168,333
Tencent Holdings Ltd.	262,000	6,352,744
Tianneng Power International Ltd.	740,000	677,175
Xinjiang Goldwind Science & Technology Co. Ltd. (Class H Stock)	262,000	440,107
Xtep International Holdings Ltd.	448,500	187,804
Yuzhou Properties Co. Ltd.	903,000	314,157
Zhejiang Expressway Co. Ltd. (Class H Stock)	514,000	489,328
Zhongsheng Group Holdings Ltd.	351,000	312,580

		42,744,257

Colombia
Almacenes Exito SA	31,398	155,840
Corp Financiera Colombiana SA	15,246	188,315
Grupo Aval Acciones y Valores SA, ADR(a)	19,409	154,107

		498,262

Czech Republic
Moneta Money Bank A/S, 144A*	135,575	437,141

Denmark — 0.9%
Ambu A/S (Class B Stock)	46,025	1,845,215
AP Moller – Maersk A/S (Class B Stock)	3,304	5,266,458
Coloplast A/S (Class B Stock)	66,399	4,472,545
Danske Bank A/S	329,016	9,953,973
DSV A/S	142,261	6,317,847
GN Store Nord A/S	68,200	1,410,398
Novo Nordisk A/S (Class B Stock)	240,368	8,622,526
OW Bunker A/S*^(g)	53,469	—
SimCorp A/S	117,432	5,718,955
TDC A/S*	519,617	2,663,750

		46,271,667

Egypt
Commercial International Bank Egypt SAE, GDR (original cost $250,537; purchased 11/22/16-11/23/16)(f)	59,377	239,343

Faroe Islands
Bakkafrost P/F	38,634	1,532,432

Finland — 0.2%
Amer Sports OYJ	57,200	1,517,890

COMMON STOCKS (continued)	Shares	Value (Note 2)
Finland (continued)
Huhtamaki OYJ	102,259	$3,789,810
Nokian Renkaat OYJ	37,581	1,397,186
Outotec OYJ*	206,000	1,077,112

		7,781,998

France — 1.9%
AXA SA	82,407	2,077,389
BNP Paribas SA	78,144	4,972,937
Bureau Veritas SA	158,776	3,073,010
Capgemini SA	69,947	5,892,995
Cie Generale des Etablissements Michelin	64,360	7,154,205
Credit Agricole SA	116,496	1,442,072
Dassault Systemes SE	36,718	2,794,837
Eiffage SA	37,707	2,626,359
Ingenico Group SA	44,303	3,534,764
Interparfums SA	48,728	1,405,865
Ipsen SA	20,973	1,515,410
Korian SA	56,047	1,641,734
Legrand SA	59,095	3,352,779
L’Oreal SA	20,085	3,660,811
LVMH Moet Hennessy Louis Vuitton SE	19,086	3,639,171
Nexity SA*	32,429	1,516,761
Orange SA	610,318	9,254,876
Orpea	26,703	2,155,861
Sartorius Stedim Biotech	44,254	2,792,051
Societe BIC SA	32,092	4,360,571
Teleperformance	26,789	2,685,763
Thales SA	35,801	3,468,440
TOTAL SA	206,104	10,571,542
Ubisoft Entertainment SA*	83,754	2,976,265
Valeo SA	92,980	5,337,796
Virbac SA*	9,600	1,688,357

		95,592,621

Germany — 2.0%
Aareal Bank AG	17,500	656,354
alstria office REIT-AG*	103,664	1,297,347
Aurubis AG	44,714	2,573,410
Bayerische Motoren Werke AG	26,504	2,468,486
Bechtle AG	18,500	1,923,575
Brenntag AG	43,159	2,392,262
CANCOM SE	38,007	1,802,846
Continental AG	34,307	6,609,497
Daimler AG	131,100	9,729,698
Deutsche Lufthansa AG	186,957	2,410,021
Fresenius SE & Co. KGaA	77,002	6,007,010
GRENKE AG	6,500	1,018,592
Hannover Rueck SE	34,534	3,730,631
Infineon Technologies AG	538,528	9,315,208
Jenoptik AG	95,800	1,651,533
LEG Immobilien AG*	33,836	2,624,310
Merck KGaA	94,277	9,816,241
MTU Aero Engines AG	12,300	1,418,808
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	40,210	7,594,807
Rational AG	4,522	2,016,785
Salzgitter AG	22,800	799,956
SAP SE	158,405	13,702,877
Scout24 AG, 144A*	44,911	1,600,667

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany (continued)
Stroeer SE & Co. KGaA(a)	33,455	$1,466,406
Symrise AG	29,520	1,793,574
Talanx AG	42,271	1,411,811
TLG Immobilien AG	89,992	1,694,145
Volkswagen AG	10,185	1,461,807

		100,988,664

Greece
Aegean Marine Petroleum Network, Inc.(a)	45,806	464,931

Hong Kong — 0.2%
Cathay Pacific Airways Ltd.	612,000	803,153
China High Speed Transmission Equipment
Group Co. Ltd.	138,000	160,632
China Resources Cement Holdings Ltd.	1,716,000	663,511
CK Hutchison Holdings Ltd.	214,036	2,416,137
Orient Overseas International Ltd.	184,000	761,221
PCCW Ltd.	2,471,000	1,335,781
Pou Sheng International Holdings Ltd.	489,000	140,212
Shimao Property Holdings Ltd.	756,500	984,508
Skyworth Digital Holdings Ltd.	1,802,000	1,022,318
Tongda Group Holdings Ltd.	1,390,000	356,871
WH Group Ltd., 144A	1,804,000	1,454,199

		10,098,543

Hungary
Magyar Telekom Telecommunications PLC	220,756	373,996
MOL Hungarian Oil & Gas PLC	6,825	478,574
OTP Bank PLC	11,824	337,627

		1,190,197

India
Tata Motors Ltd., ADR	19,436	668,404
Wipro Ltd., ADR(a)	37,004	358,199

		1,026,603

Indonesia
Adaro Energy Tbk PT	1,471,100	183,668
Gudang Garam Tbk PT	28,900	136,788
Telekomunikasi Indonesia Persero Tbk PT, ADR(a)	27,062	789,128

		1,109,584

Ireland — 0.5%
AerCap Holdings NV*	109,611	4,560,914
Dalata Hotel Group PLC*	327,404	1,511,722
Glanbia PLC	70,495	1,175,728
Greencore Group PLC	342,483	1,038,652
Kerry Group PLC (Class A Stock)	42,416	3,030,079
Kingspan Group PLC	198,673	5,370,633
Origin Enterprises PLC	109,302	711,914
Prothena Corp. PLC*(a)	3,347	164,639
Ryanair Holdings PLC, ADR*	44,097	3,671,516
Smurfit Kappa Group PLC	212,470	4,866,052

		26,101,849

Italy — 0.3%
A2A SpA	1,959,166	2,530,234
Banca Popolare dell’Emilia Romagna SC	150,782	800,262
De’ Longhi SpA	148,477	3,524,413
FinecoBank Banca Fineco SpA	250,800	1,402,275

COMMON STOCKS (continued)	Shares	Value (Note 2)
Italy (continued)
Luxottica Group SpA	29,846	$1,604,122
Recordati SpA	102,839	2,913,740
Unipol Gruppo Finanziario SpA	456,396	1,641,150
Yoox Net-A-Porter Group SpA*	54,299	1,535,422

		15,951,618

Japan — 2.8%
Aisin Seiki Co. Ltd.	136,800	5,919,259
Bandai Namco Holdings, Inc.	175,400	4,827,878
Calsonic Kansei Corp.	234,000	3,586,606
Central Japan Railway Co.	21,300	3,497,239
COMSYS Holdings Corp.	167,300	3,058,707
Fujikura Ltd.	268,000	1,451,315
ITOCHU Corp.	567,900	7,519,430
Japan Airlines Co. Ltd.	141,000	4,114,491
Japan Display, Inc.*	688,800	1,956,161
JX Holdings, Inc.	1,290,000	5,450,793
Konica Minolta, Inc.	131,200	1,300,284
Marubeni Corp.	489,100	2,766,387
Matsumotokiyoshi Holdings Co. Ltd.	48,800	2,400,764
Mitsubishi Corp.	280,400	5,955,319
Mitsubishi Gas Chemical Co., Inc.	218,700	3,726,523
Mitsubishi Materials Corp.	77,400	2,367,451
Mitsubishi UFJ Financial Group, Inc.	559,000	3,447,534
Mitsui & Co. Ltd.	524,200	7,182,754
Mitsui Engineering & Shipbuilding Co. Ltd.	1,379,000	2,132,450
Mizuho Financial Group, Inc.	5,274,800	9,465,813
NHK Spring Co. Ltd.	254,100	2,416,603
Nippon Telegraph & Telephone Corp.	265,500	11,176,265
Nissan Motor Co. Ltd.	1,076,000	10,793,510
Ricoh Co. Ltd.	394,400	3,331,807
Seiko Epson Corp.	122,000	2,575,735
Seino Holdings Co. Ltd.	228,200	2,528,562
Sekisui House Ltd.	309,900	5,148,772
Sojitz Corp.	1,076,000	2,605,170
Sumitomo Mitsui Financial Group, Inc.	199,500	7,597,553
Sumitomo Osaka Cement Co. Ltd.	577,000	2,174,046
Tokai Rika Co. Ltd.	101,900	2,039,927
Toyoda Gosei Co. Ltd.	58,100	1,356,007
West Japan Railway Co.	99,300	6,082,717
Yokohama Rubber Co. Ltd. (The)	141,000	2,520,411

		144,474,243

Luxembourg
APERAM SA	17,500	798,632

Malaysia — 0.1%
AirAsia Bhd	1,841,800	938,932
Bermaz Auto Bhd	407,820	193,590
Hong Leong Financial Group Bhd	132,000	418,126
MISC Bhd	98,800	161,704
Sunway Bhd	201,000	135,524
Tenaga Nasional Bhd	370,000	1,145,592
Top Glove Corp. Bhd	520,900	620,902

		3,614,370

Mexico — 0.1%
Alpek SAB de CV	244,800	292,395
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	69,700	572,942

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Grupo Lala SAB de CV	88,600	$128,863
Industrias Bachoco SAB de CV, ADR	21,826	1,069,911
Industrias Bachoco SAB de CV (Class B Stock)	41,700	170,585
Vitro SAB de CV (Class A Stock)	149,700	465,789

		2,700,485

Monaco
Scorpio Tankers, Inc.	207,067	938,014

Netherlands — 1.0%
Aalberts Industries NV	52,122	1,688,652
Aegon NV	688,863	3,784,386
Akzo Nobel NV	43,515	2,719,123
Amsterdam Commodities NV	33,537	738,018
ASML Holding NV	48,971	5,488,221
BE Semiconductor Industries NV	78,268	2,603,512
Boskalis Westminster	59,146	2,051,905
Brunel International NV	81,713	1,321,958
Euronext NV, 144A	32,300	1,331,283
Flow Traders, 144A	38,394	1,321,437
Fugro NV, CVA*	63,800	974,224
IMCD Group NV	24,500	1,043,873
ING Groep NV	184,132	2,592,358
Koninklijke Ahold Delhaize NV	159,908	3,368,153
NN Group NV	39,695	1,343,781
Royal Dutch Shell PLC (Class A Stock)	312,201	8,515,495
Royal Dutch Shell PLC (Class B Stock)	238,248	6,845,360
TomTom NV*	224,100	2,013,428

		49,745,167

New Zealand
Air New Zealand Ltd.	1,008,748	1,536,236

Norway — 0.3%
DNB ASA	313,296	4,650,974
Marine Harvest ASA*	365,058	6,600,430
Opera Software ASA*	14,367	62,055
Salmar ASA	65,904	1,967,953
Yara International ASA	48,197	1,896,025

		15,177,437

Philippines
DMCI Holdings, Inc.	638,150	169,936
San Miguel Corp.	36,270	67,320

		237,256

Portugal
CTT-Correios de Portugal SA	90,960	616,548

Puerto Rico
First BanCorp.*	136,075	899,456

Russia — 0.1%
Lukoil PJSC, ADR	9,313	522,459
Magnitogorsk Iron & Steel OJSC, GDR, RegS (original cost $ 41,894; purchased 12/11/15-12/14/15)(f)	11,995	83,725
MegaFon PJSC, GDR (original cost $ 203,391; purchased 07/01/16)(f)	18,924	178,832
MMC Norilsk Nickel PJSC, ADR(a)	10,925	183,431

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
Mobile TeleSystems PJSC, ADR(a)	175,257	$1,596,591
RusHydro PJSC, ADR (original cost $149,865; purchased 07/01/16)(f)	159,989	232,784
Severstal PJSC, GDR, RegS (original cost $86,233; purchased 12/11/15)(f)	9,403	142,926
United Co. RUSAL PLC	455,000	191,876
X5 Retail Group NV, GDR, RegS (original cost $846,105; purchased 12/11/15-11/23/16)*(f)	31,372	1,018,021

		4,150,645

Singapore — 0.1%
Accordia Golf Trust, UTS	121,900	53,012
Broadcom Ltd.	24,850	4,392,735
Croesus Retail Trust, UTS	113,500	65,437
Wing Tai Holdings Ltd.	174,300	190,912

		4,702,096

South Africa — 0.1%
AVI Ltd.	97,751	648,550
Clicks Group Ltd.	69,821	585,995
Fortress Income Fund Ltd. (Class A Stock)	141,460	170,332
Investec Ltd.	36,297	238,127
Liberty Holdings Ltd.	132,428	1,062,886
Naspers Ltd. (Class N Stock)	3,420	499,292
Raubex Group Ltd.	96,887	173,653
Redefine Properties Ltd., REIT	178,601	145,430
Sappi Ltd.*	166,261	1,084,616
SPAR Group Ltd. (The)	35,309	511,691
Super Group Ltd.*	95,631	269,266
Tiger Brands Ltd.	23,660	683,974
Tsogo Sun Holdings Ltd.	86,584	173,680

		6,247,492

South Korea — 0.4%
Daelim Industrial Co. Ltd.*	11,480	826,344
Doosan Heavy Industries & Construction Co. Ltd.*	6,724	151,062
GS Holdings Corp.*	14,707	657,863
Hanil Cement Co. Ltd.*	2,251	141,710
Hanwha Chemical Corp.*	57,907	1,180,437
Hanwha General Insurance Co. Ltd.*	20,743	124,083
KB Financial Group, Inc.*	12,290	434,322
Korea Electric Power Corp.*	34,853	1,271,369
Korea Electric Power Corp., ADR(a)	82,245	1,519,888
Korea Petrochemical Ind Co. Ltd.*	3,103	706,214
LG Life Sciences Ltd.*	8,673	482,107
Lotte Chemical Corp.*	878	267,563
LS Corp.*	6,438	315,826
MagnaChip Semiconductor Corp.*	110,230	683,426
S&T Motiv Co. Ltd.*	3,897	157,639
Samsung Electronics Co. Ltd	4,903	7,297,199
Samsung Electronics Co. Ltd., GDR (original cost $604,653; purchased 04/30/13-10/29/15)(f)	957	714,879
S-Oil Corp.	3,607	252,457

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Woori Bank*	60,692	$639,621

		17,824,009

Spain — 0.6%
Almirall SA	64,747	1,004,412
Amadeus IT Group SA	104,966	4,760,659
Banco de Sabadell SA	397,938	552,967
Cia de Distribucion Integral Logista Holdings SA	48,554	1,123,501
CIE Automotive SA	111,688	2,173,407
Distribuidora Internacional de Alimentacion SA	415,035	2,035,580
Gas Natural SDG SA	131,836	2,480,277
Iberdrola SA	487,315	3,190,892
Industria de Diseno Textil SA	104,481	3,559,258
Mapfre SA	506,742	1,543,592
Melia Hotels International SA	156,914	1,826,720
Merlin Properties Socimi SA, REIT	96,400	1,045,957
Repsol SA	230,413	3,238,038

		28,535,260

Sweden — 1.4%
AAK AB	17,900	1,177,083
Assa Abloy AB (Class B Stock)	251,798	4,659,178
Atlas Copco AB (Class A Stock)	198,807	6,031,122
Betsson AB*	161,500	1,554,380
Bilia AB (Class A Stock)	44,228	1,014,848
BioGaia AB (Class B Stock)	48,200	1,585,967
Elekta AB (Class B Stock)	221,883	1,958,915
Hexagon AB (Class B Stock)	159,152	5,668,348
Hexpol AB	261,645	2,418,781
Indutrade AB	99,900	2,002,113
JM AB	73,839	2,128,630
NetEnt AB*	311,472	2,396,913
Nibe Industrier AB (Class B Stock)	233,143	1,833,319
Nordea Bank AB	307,570	3,408,068
Peab AB	145,646	1,152,746
Scandi Standard AB	180,000	1,123,445
Skandinaviska Enskilda Banken AB (Class A Stock)	443,789	4,637,681
Svenska Cellulosa AB SCA (Class B Stock)	366,263	10,309,031
Swedbank AB (Class A Stock)	298,238	7,185,893
Tobii AB*	262,900	1,965,752
Trelleborg AB (Class B Stock)	230,746	4,531,170
Vitrolife AB	46,700	1,982,067
Wallenstam AB (Class B Stock)	227,800	1,769,442

		72,494,892

Switzerland — 1.2%
Burckhardt Compression Holding AG	3,770	990,483
Chocoladefabriken Lindt & Spruengli AG	430	2,225,009
Cie Financiere Richemont SA	98,087	6,482,624
Clariant AG*	125,297	2,159,533
Georg Fischer AG	2,462	2,013,485
Interroll Holding AG	2,555	2,783,904
Julius Baer Group Ltd.*	53,115	2,353,086
Lonza Group AG*	7,802	1,348,413
Nestle SA	28,188	2,019,320
Novartis AG	116,155	8,447,198

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Partners Group Holding AG	8,739	$4,091,058
Roche Holding AG	22,095	5,036,612
Sunrise Communications Group AG, 144A*	17,000	1,117,240
Swiss Life Holding AG*	21,879	6,180,357
Swiss Re AG	118,815	11,241,434
u-blox Holding AG*	6,670	1,251,057
VAT Group AG, 144A*	24,640	2,052,951

		61,793,764

Taiwan — 0.4%
Accton Technology Corp.	169,000	264,866
AmTRAN Technology Co. Ltd.	249,000	170,200
Chicony Power Technology Co. Ltd.	160,000	247,229
China Motor Corp.	297,000	241,259
Elite Material Co. Ltd.	371,000	1,031,556
First Financial Holding Co. Ltd.	1,146,000	610,134
Formosa Chemicals & Fibre Corp.	332,000	988,743
Hon Hai Precision Industry Co. Ltd.	608,544	1,582,877
Hon Hai Precision Industry Co. Ltd., GDR, RegS (original cost $176,876; purchased 12/11/15-07/01/16)(f)	36,817	187,030
Inventec Corp.	198,000	135,070
King Yuan Electronics Co. Ltd.	415,000	323,429
Lite-On Technology Corp.	712,836	1,071,999
Mitac Holdings Corp.	610,896	583,648
Powertech Technology, Inc.	187,000	501,814
Sinbon Electronics Co. Ltd.	126,307	274,757
St. Shine Optical Co. Ltd.	14,000	267,251
Taiwan Cooperative Financial Holding Co. Ltd.	780,000	339,406
Taiwan Semiconductor Manufacturing Co. Ltd.	1,242,000	6,956,760
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,683	134,636
Tong Yang Industry Co. Ltd.	76,000	149,182
Tripod Technology Corp.	99,000	223,559
United Microelectronics Corp.	962,000	338,789
Win Semiconductors Corp.	224,801	630,559
Wistron Corp.	1,071,340	825,632

		18,080,385

Thailand — 0.1%
Airports of Thailand PCL	92,400	1,026,939
Fabrinet*	15,610	629,083
GFPT PCL	148,400	60,917
PTT Global Chemical PCL	250,500	440,695
PTT PCL	106,500	1,106,324
Siam Cement PCL (The)	33,700	467,733
Thai Union Group PCL (Class F Stock)	71,300	41,812
Thanachart Capital PCL	313,100	384,703
Tisco Financial Group PCL	165,000	287,069

		4,445,275

Turkey — 0.1%
Akbank TAS	359,757	796,379
Arcelik A/S	67,816	407,308
BIM Birlesik Magazalar A/S	30,851	428,123
Petkim Petrokimya Holding A/S	182,382	191,109

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Turkey (continued)
Tofas Turk Otomobil Fabrikasi A/S	84,383	$588,746
Trakya Cam Sanayii A/S	210,570	169,396
Turkiye Vakiflar Bankasi TAO (Class D Stock)	779,930	959,935

		3,540,996

United Kingdom — 3.0%
3i Group PLC	426,312	3,687,789
accesso Technology Group PLC*	56,897	1,053,770
ASOS PLC*	40,800	2,492,812
Auto Trader Group PLC, 144A	491,653	2,471,813
Bellway PLC	66,885	2,038,849
Benchmark Holdings Plc*	1,552,000	1,587,572
Berkeley Group Holdings PLC	97,241	3,361,530
Bovis Homes Group PLC	88,250	890,720
BP PLC	2,118,822	13,271,171
British American Tobacco PLC	133,060	7,541,277
BT Group PLC	1,210,588	5,464,993
Bunzl PLC	64,846	1,683,498
Cineworld Group PLC	116,516	810,006
Close Brothers Group PLC	62,088	1,102,731
Compass Group PLC	297,985	5,507,260
DCC PLC	50,549	3,757,382
Diageo PLC	119,595	3,103,491
Dunelm Group PLC	119,700	1,186,490
easyJet PLC	217,758	2,693,558
Fevertree Drinks PLC	110,685	1,555,200
Genus PLC	96,400	2,134,503
Halma PLC	108,917	1,205,009
Howden Joinery Group PLC	325,724	1,537,106
IMI PLC	56,000	716,177
Inmarsat PLC	103,000	953,024
Intermediate Capital Group PLC	138,883	1,195,728
International Consolidated Airlines Group SA	652,843	3,516,968
Interserve PLC	44,275	186,433
J Sainsbury PLC	217,059	667,124
JD Sports Fashion PLC	393,010	1,540,753
Just Eat PLC*	184,165	1,323,331
Legal & General Group PLC	1,956,672	5,960,796
Lloyds Banking Group PLC	3,973,106	3,050,877
Oxford Instruments PLC	107,122	963,269
Paragon Group of Cos. PLC (The)	154,299	786,282
Persimmon PLC	253,653	5,534,144
Prudential PLC	470,902	9,398,073
Reckitt Benckiser Group PLC	108,304	9,174,269
Rightmove PLC	47,927	2,302,255
Rotork PLC	1,215,609	3,607,476
RPC Group PLC	84,700	1,110,265
Senior PLC	831,100	1,987,554
Spectris PLC	50,514	1,439,398
Spirax-Sarco Engineering PLC	47,315	2,435,054
St. James’s Place PLC	314,287	3,920,371
Taylor Wimpey PLC	2,722,462	5,134,821
Telit Communications PLC	268,000	910,943
Tullow Oil PLC*	689,400	2,657,335
Unilever NV, CVA	79,642	3,271,612
WH Smith PLC	74,390	1,425,382
Whitbread PLC	54,612	2,540,466

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
WPP PLC	194,932	$4,337,931

		152,186,641

United States — 38.3%
1-800-Flowers.com, Inc. (Class A Stock)*	39,835	426,235
3M Co.	5,216	931,421
8x8, Inc.*	32,568	465,722
A10 Networks, Inc.*	55,235	459,003
AAR Corp.	14,848	490,727
AbbVie, Inc.	146,699	9,186,291
ABM Industries, Inc.	18,775	766,772
Abraxas Petroleum Corp.*	75,420	193,829
Accenture PLC (Class A Stock)	40,671	4,763,794
Activision Blizzard, Inc.	66,481	2,400,629
Aetna, Inc.	59,076	7,326,015
AGNC Investment Corp., REIT	79,102	1,434,119
Air Lease Corp.(a)	17,534	601,942
Air Transport Services Group, Inc.*	48,592	775,528
Aircastle Ltd.	118,662	2,474,103
AK Steel Holding Corp.*	53,830	549,604
Akamai Technologies, Inc.*	82,884	5,526,705
Alaska Air Group, Inc.	148,964	13,217,576
Albemarle Corp.	28,480	2,451,558
Alder Biopharmaceuticals, Inc.*(a)	5,294	110,115
Align Technology, Inc.*	17,071	1,641,035
Allergan PLC*(a)	60,131	12,628,111
Alliance Resource Partners LP, MLP	36,670	823,242
Allstate Corp. (The)	110,224	8,169,803
Ally Financial, Inc.	135,596	2,579,036
Alphabet, Inc. (Class A Stock)*	21,714	17,207,259
Alphabet, Inc. (Class C Stock)*	12,747	9,838,390
Altria Group, Inc.	92,067	6,225,571
Amazon.com, Inc.*	23,298	17,470,471
Amdocs Ltd.	45,958	2,677,054
Ameren Corp.	262,388	13,764,874
American Airlines Group, Inc.(a)	7,290	340,370
American Electric Power Co., Inc.	107,613	6,775,314
American Equity Investment Life Holding Co.	100,403	2,263,084
American International Group, Inc.	10,000	653,099
American Railcar Industries, Inc.(a)	43,322	1,962,053
American Water Works Co., Inc.	19,373	1,401,830
American Woodmark Corp.*	6,027	453,532
Ameriprise Financial, Inc.	35,418	3,929,273
Ameris Bancorp(a)	16,663	726,507
AMERISAFE, Inc.	5,792	361,131
AmerisourceBergen Corp.(a)	94,405	7,381,527
Amgen, Inc.	122,714	17,942,014
Amkor Technology, Inc.*	69,370	731,854
AMN Healthcare Services, Inc.*	17,811	684,833
Amplify Snack Brands, Inc.*(a)	38,591	339,987
AmTrust Financial Services, Inc.(a)	144,025	3,943,405
ANI Pharmaceuticals, Inc.*(a)	19,006	1,152,144
Anika Therapeutics, Inc.*	4,807	235,351
Annaly Capital Management, Inc., REIT	78,449	782,137
Antero Midstream Partners LP, MLP	32,520	1,004,218
Anthem, Inc.	39,541	5,684,810
Apollo Commercial Real Estate Finance, Inc., REIT	138,394	2,300,108

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Apple, Inc.	550,993	$63,816,009
Applied Materials, Inc.	351,968	11,358,007
Archer-Daniels-Midland Co.	285,441	13,030,382
Ares Commercial Real Estate Corp., REIT	68,775	944,281
ARMOUR Residential REIT, Inc.(a)	32,960	714,902
ARRIS International PLC*	28,026	844,423
Arrow Electronics, Inc.*	88,045	6,277,609
AT&T, Inc.	617,093	26,244,965
Atmos Energy Corp.	9,365	694,415
Avnet, Inc.	1,223	58,227
Axis Capital Holdings Ltd.	97,779	6,382,035
Banc of California, Inc.(a)	53,290	924,582
Bancorp, Inc. (The)*	73,800	580,067
Bank of America Corp.	1,323,558	29,250,632
Bank of New York Mellon Corp. (The)	256,373	12,146,953
Bankrate, Inc.*	33,120	365,976
Baxter International, Inc.	10,829	480,158
Bazaarvoice, Inc.*	172,605	837,134
Beacon Roofing Supply, Inc.*	5,520	254,306
Becton, Dickinson and Co.	10,121	1,675,532
Belden, Inc.	10,802	807,666
Benchmark Electronics, Inc.*	2,463	75,122
Berkshire Hathaway, Inc. (Class B Stock)*	114,962	18,736,507
Berry Plastics Group, Inc.*	15,500	755,315
Best Buy Co., Inc.(a)	2,828	120,671
Biogen, Inc.*	2,315	656,488
BioMarin Pharmaceutical, Inc.*	89,340	7,400,926
BioTelemetry, Inc.*	31,054	694,057
Black Stone Minerals LP, MLP	49,540	930,361
Blackhawk Network Holdings, Inc.*	54,026	2,035,430
BlackRock, Inc.	23,555	8,963,620
Blucora, Inc.*	29,861	440,450
Bluebird Bio, Inc.*(a)	2,065	127,411
Boardwalk Pipeline Partners LP, MLP	42,965	745,872
Booz Allen Hamilton Holding Corp.	59,436	2,143,857
Boston Scientific Corp.*	73,107	1,581,304
Brady Corp. (Class A Stock)	21,585	810,517
Briggs & Stratton Corp.	21,706	483,176
Bright Horizons Family Solutions, Inc.*	9,014	631,160
Bristol-Myers Squibb Co.	72,080	4,212,355
Broadridge Financial Solutions, Inc.	139,168	9,226,838
Brocade Communications Systems, Inc.	258,597	3,229,877
Brooks Automation, Inc.	53,969	921,251
Buffalo Wild Wings, Inc.*	2,495	385,228
Bunge Ltd.	10,254	740,749
BWX Technologies, Inc.	25,350	1,006,395
CA, Inc.	3,453	109,702
Cabot Microelectronics Corp.	16,367	1,033,903
Callaway Golf Co.	16,030	175,689
Callidus Software, Inc.*	27,752	466,234
Callon Petroleum Co.*	55,465	852,497
Cal-Maine Foods, Inc.(a)	21,493	949,453
Cambrex Corp.*	16,595	895,300
Cantel Medical Corp.(a)	9,223	726,311
Capella Education Co.	4,154	364,721
Capital One Financial Corp.	54,426	4,748,124
Capstead Mortgage Corp., REIT	31,902	325,081
Cara Therapeutics, Inc.*(a)	17,351	161,191
Carbonite, Inc.*	28,125	461,250

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Cardinal Health, Inc.	139,968	$10,073,497
Cardiovascular Systems, Inc.*	27,035	654,517
CareTrust REIT, Inc.	8,807	134,923
Casella Waste Systems, Inc. (Class A Stock)*	62,900	780,589
Cavco Industries, Inc.*	4,938	493,059
Cavium, Inc.*	13,962	871,787
CBIZ, Inc.*	56,890	779,393
CDW Corp.(a)	193,898	10,100,147
Cedar Fair LP, MLP	5,165	331,593
Celgene Corp.*	76,165	8,816,099
CenterPoint Energy, Inc.	9,391	231,394
CenterState Banks, Inc.	54,836	1,380,222
Central Garden & Pet Co.*	6,150	203,504
CenturyLink, Inc.(a)	106,127	2,523,700
CF Industries Holdings, Inc.(a)	13,007	409,460
Charles River Laboratories International, Inc.*	11,250	857,138
Chemical Financial Corp.	16,455	891,367
Chemours Co. (The)	128,890	2,847,180
Chevron Corp.	210,729	24,802,803
Chimera Investment Corp., REIT	217,750	3,706,105
Churchill Downs, Inc.	4,903	737,656
Cigna Corp.	61,500	8,203,485
Cintas Corp.	25,326	2,926,673
Cirrus Logic, Inc.*	62,137	3,513,226
Cisco Systems, Inc.	675,984	20,428,236
Citigroup, Inc.	73,718	4,381,061
ClubCorp Holdings, Inc.	41,051	589,082
CMS Energy Corp.	221,588	9,222,493
Coca-Cola Co. (The)	37,540	1,556,408
Coherent, Inc.*	5,960	818,815
CoLucid Pharmaceuticals, Inc.*(a)	4,973	181,017
Comcast Corp. (Class A Stock)	591,345	40,832,372
Compass Diversified Holdings, MLP	41,170	736,943
Cone Midstream Partners LP, MLP	20,320	478,536
Container Store Group, Inc. (The)*	52,105	330,867
Continental Resources, Inc.*(a)	62,558	3,224,239
Convergys Corp.	2,112	51,871
Cooper-Standard Holdings, Inc.*	15,020	1,552,768
Copart, Inc.*	16,932	938,202
Core-Mark Holding Co., Inc.(a)	11,932	513,911
CorEnergy Infrastructure Trust, Inc., REIT	6,645	231,778
Cornerstone OnDemand, Inc.*	12,522	529,806
Corning, Inc.	56,070	1,360,819
Cracker Barrel Old Country Store, Inc.(a)	4,584	765,436
Credit Acceptance Corp.*(a)	5,736	1,247,637
Crestwood Equity Partners LP, MLP	35,720	912,646
Crown Castle International Corp., REIT	35,902	3,115,217
CVS Health Corp.	128,476	10,138,041
Cynosure, Inc. (Class A Stock)*	10,648	485,549
CYS Investments, Inc., REIT	359,356	2,777,822
Dana, Inc.	12,900	244,842
Danaher Corp.	63,317	4,928,595
Darden Restaurants, Inc.(a)	42,472	3,088,564
Dave & Buster’s Entertainment, Inc.*	13,126	738,994
Dell Technologies, Inc. (Class V Stock)*	5,737	315,363
Delphi Automotive PLC	14,081	948,355
Delta Air Lines, Inc.(a)	79,193	3,895,504

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Deluxe Corp.	54,938	$3,934,110
Denbury Resources, Inc.*(a)	644,621	2,372,205
DENTSPLY SIRONA, Inc.	26,443	1,526,554
DexCom, Inc.*(a)	102,100	6,095,370
Dillard’s, Inc. (Class A Stock)(a)	47,038	2,948,812
Domino’s Pizza, Inc.	13,065	2,080,471
Domtar Corp.(a)	27,883	1,088,273
Dow Chemical Co. (The)	282,271	16,151,547
Dr. Pepper Snapple Group, Inc.	108,693	9,855,194
DST Systems, Inc.	23,145	2,479,987
DTE Energy Co.	123,049	12,121,557
Duke Energy Corp.	119,453	9,271,942
Duke Realty Corp.	65,771	1,746,878
Dycom Industries, Inc.*(a)	8,413	675,480
Echo Global Logistics, Inc.*	19,440	486,972
Edison International	169,154	12,177,396
Eldorado Resorts, Inc.*(a)	38,532	653,117
Electronic Arts, Inc.*	6,722	529,425
Electronics For Imaging, Inc.*(a)	8,925	391,451
Eli Lilly & Co.	155,433	11,432,097
Energy Recovery, Inc.*(a)	29,202	302,241
Entergy Corp.	25,090	1,843,362
Enterprise Financial Services Corp.	4,465	191,995
Envestnet, Inc.*	13,467	474,712
Equity LifeStyle Properties, Inc., REIT	11,181	806,150
ESCO Technologies, Inc.	2,607	147,687
Essent Group Ltd.*	24,425	790,637
Estee Lauder Cos., Inc. (The) (Class A Stock)	82,600	6,318,074
Esterline Technologies Corp.*	9,455	843,386
Etsy, Inc.*	50,415	593,889
Everest Re Group Ltd.	49,009	10,605,548
Exactech, Inc.*	30,800	840,840
Exelixis, Inc.*	63,920	953,047
Exelon Corp.	33,368	1,184,230
Express Scripts Holding Co.*	30,445	2,094,312
Exxon Mobil Corp.	268,558	24,240,045
Facebook, Inc. (Class A Stock)*	112,387	12,930,124
Fair Isaac Corp.	4,468	532,675
Fifth Third Bancorp	224,599	6,057,435
Finisar Corp.*	53,017	1,604,825
Finish Line, Inc. (The) (Class A Stock)	16,329	307,148
First Financial Bancorp	6,645	189,050
FirstCash, Inc.	18,845	885,715
FirstEnergy Corp.	38,110	1,180,267
Fiserv, Inc.*	107,861	11,463,467
Five9, Inc.*	62,904	892,608
Flagstar Bancorp, Inc.*	12,935	348,469
FleetCor Technologies, Inc.*	50,065	7,085,199
Flexion Therapeutics, Inc.*	14,998	285,262
Fluor Corp.	111,370	5,849,152
Foot Locker, Inc.	24,557	1,740,846
Ford Motor Co.	314,983	3,820,744
FormFactor, Inc.*	46,762	523,734
Fortive Corp.	106,885	5,732,243
GameStop Corp. (Class A Stock)(a)	244,048	6,164,652
Gaming and Leisure Properties, Inc., REIT	11,436	350,170
Garmin Ltd.(a)	29,285	1,420,030
GATX Corp.(a)	16,614	1,023,090

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
General Cable Corp.	3,689	$70,275
General Electric Co.	863,746	27,294,374
General Motors Co.	124,904	4,351,655
Gibraltar Industries, Inc.*	10,834	451,236
Gigamon, Inc.*	9,283	422,841
Gilead Sciences, Inc.	110,023	7,878,747
Global Brass & Copper Holdings, Inc.	15,246	522,938
Global Payments, Inc.	44,913	3,117,411
Goldman Sachs Group, Inc. (The)	22,522	5,392,893
Granite Construction, Inc.	18,607	1,023,385
Great Western Bancorp, Inc.	9,525	415,195
Greenbrier Cos., Inc. (The)(a)	21,306	885,264
Greif, Inc. (Class A Stock)	18,915	970,529
Griffon Corp.	2,493	65,317
Hain Celestial Group, Inc. (The)*	208,440	8,135,413
Halozyme Therapeutics, Inc.*(a)	12,346	121,978
Halyard Health, Inc.*	19,725	729,431
Hanover Insurance Group, Inc. (The)	47,114	4,287,845
Harsco Corp.	35,769	486,458
Hartford Financial Services Group, Inc. (The)	2,112	100,637
Hawaiian Holdings, Inc.*	9,818	559,626
Heartland Financial USA, Inc.	7,380	354,240
Helix Energy Solutions Group, Inc.*	53,885	475,266
Helmerich & Payne, Inc.(a)	10,770	833,598
Heska Corp.*	4,395	314,682
Hewlett Packard Enterprise Co.	406,200	9,399,468
Hill-Rom Holdings, Inc.	10,897	611,758
Hologic, Inc.*	2,119	85,014
Home Depot, Inc. (The)	119,867	16,071,767
HP, Inc.	509,628	7,562,880
Hudson Pacific Properties, Inc., REIT	9,950	346,061
Huntington Ingalls Industries, Inc.	29,254	5,388,294
Iconix Brand Group, Inc.*(a)	81,725	763,312
IDEXX Laboratories, Inc.*	10,333	1,211,751
ILG, Inc.	41,490	753,873
Illinois Tool Works, Inc.	29,095	3,562,974
Impinj, Inc.*(a)	14,808	523,315
Ingredion, Inc.	21,867	2,732,500
Innophos Holdings, Inc.	14,835	775,277
Innospec, Inc.	1,272	87,132
Inogen, Inc.*(a)	8,840	593,783
Inphi Corp.*	10,497	468,376
Installed Building Products, Inc.*	11,030	455,539
Insulet Corp.*	12,964	488,484
Intel Corp.	873,875	31,695,446
Intercontinental Exchange, Inc.	175,015	9,874,346
International Business Machines Corp.	56,255	9,337,767
International Game Technology PLC	45,732	1,167,081
Interpublic Group of Cos., Inc. (The)	38,630	904,328
Intuitive Surgical, Inc.*	10,502	6,660,053
Itron, Inc.*	20,724	1,302,503
j2 Global, Inc.(a)	7,162	585,852
Jabil Circuit, Inc.	123,043	2,912,428
Jack Henry & Associates, Inc.	4,509	400,309
Jack in the Box, Inc.	8,890	992,480
John Bean Technologies Corp.	7,592	652,532
Johnson & Johnson	249,694	28,767,246
JPMorgan Chase & Co.	522,341	45,072,805

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Kansas City Southern	85,585	$7,261,887
KAR Auction Services, Inc.	72,975	3,110,195
KBR, Inc.	40,925	683,038
Kelly Services, Inc. (Class A Stock)	5,205	119,299
Kite Pharma, Inc.*(a)	2,835	127,121
KLA-Tencor Corp.	41,617	3,274,426
Koppers Holdings, Inc.*	16,931	682,319
Kroger Co. (The)	277,036	9,560,512
L Brands, Inc.(a)	105,175	6,924,722
Laboratory Corp. of America Holdings*	12,946	1,662,007
Lam Research Corp.	10,617	1,122,535
Las Vegas Sands Corp.	18,000	961,380
Lear Corp.	32,365	4,284,155
LGI Homes, Inc.*(a)	25,931	744,998
LHC Group, Inc.*	3,900	178,230
Ligand Pharmaceuticals, Inc.*(a)	4,106	417,211
Lincoln National Corp.	289,202	19,165,417
Lockheed Martin Corp.	11,814	2,952,791
LogMeIn, Inc.(a)	6,508	628,347
Lowe’s Cos., Inc.	12,364	879,328
Lumentum Holdings, Inc.*	10,614	410,231
Lydall, Inc.*	9,245	571,803
LyondellBasell Industries NV (Class A Stock)	141,938	12,175,442
M/I Homes, Inc.*	32,380	815,328
MacroGenics, Inc.*	4,928	100,728
Macy’s, Inc.	108,924	3,900,568
Mallinckrodt PLC*	13,643	679,694
ManTech International Corp. (Class A Stock)	3,550	149,988
Marathon Petroleum Corp.	38,480	1,937,468
Marcus & Millichap, Inc.*	4,086	109,178
MarineMax, Inc.*	42,895	830,018
Marriott Vacations Worldwide Corp.(a)	37,331	3,167,535
Masimo Corp.*	17,225	1,160,965
MasTec, Inc.*	53,240	2,036,430
Mattel, Inc.(a)	77,224	2,127,521
MaxLinear, Inc. (Class A Stock)*	3,592	78,306
McDonald’s Corp.	46,195	5,622,855
McKesson Corp.	44,660	6,272,497
MEDNAX, Inc.*(a)	5,627	375,096
Medtronic PLC	172,058	12,255,691
Merck & Co., Inc.	308,726	18,174,700
Meta Financial Group, Inc.	1,382	142,208
MetLife, Inc.	80,341	4,329,576
MFA Financial, Inc., REIT	431,868	3,295,153
MGP Ingredients, Inc.(a)	5,697	284,736
Micron Technology, Inc.*	136,019	2,981,536
Microsemi Corp.*(a)	94,071	5,077,012
Microsoft Corp.	706,520	43,903,153
Milestone Apartments Real Estate Investment Trust, REIT	9,719	137,535
Mobileye NV*(a)	195,380	7,447,886
Modine Manufacturing Co.*	38,535	574,172
Mondelez International, Inc. (Class A Stock)	186,465	8,265,993
Monmouth Real Estate Investment Corp., REIT	10,037	152,964
Morgan Stanley	106,531	4,500,935
Mosaic Co. (The)(a)	108,988	3,196,618
MSA Safety, Inc.	2,740	189,964

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Mylan NV*	46,126	$1,759,707
National Beverage Corp.	11,117	567,856
Nautilus, Inc.*	27,790	514,115
Navigant Consulting, Inc.*	41,135	1,076,914
NeoGenomics, Inc.*(a)	58,348	500,042
NeuStar, Inc. (Class A Stock)*(a)	91,740	3,064,116
New Media Investment Group, Inc.	11,112	177,681
New Residential Investment Corp., REIT	169,981	2,672,101
New Senior Investment Group, Inc., REIT	18,029	176,504
New York Mortgage Trust, Inc., REIT(a)	29,048	191,717
Newmont Mining Corp.	60,666	2,066,891
Nexteer Automotive Group Ltd.	1,413,000	1,673,138
NextEra Energy, Inc.	24,282	2,900,728
NIKE, Inc. (Class B Stock)(a)	36,000	1,829,880
NiSource, Inc.	65,578	1,451,897
Noble Corp. PLC(a)	132,688	785,513
Nordic American Tankers Ltd.(a)	59,578	500,455
Norfolk Southern Corp.	54,803	5,922,560
Northrop Grumman Corp.	76,882	17,881,216
Nutrisystem, Inc.	11,374	394,109
NVIDIA Corp.(a)	36,827	3,930,914
Oasis Petroleum, Inc.*	44,267	670,202
Oclaro, Inc.*	55,539	497,074
Olin Corp.(a)	27,424	702,329
Ollie’s Bargain Outlet Holdings, Inc.*(a)	14,133	402,084
Omnicell, Inc.*	66,652	2,259,503
ONEOK, Inc.(a)	10,450	599,935
Oracle Corp.	402,942	15,493,120
Oritani Financial Corp.	7,115	133,406
Owens-Illinois, Inc.*	24,365	424,195
Pacific Biosciences of California, Inc.*(a)	61,691	234,426
Pacific Premier Bancorp, Inc.*	12,408	438,623
Packaging Corp. of America	33,422	2,834,854
Palo Alto Networks, Inc.*(a)	57,150	7,146,608
Pandora Media, Inc.*(a)	32,723	426,708
Parsley Energy, Inc. (Class A Stock)*	61,443	2,165,251
Patrick Industries, Inc.*	9,374	715,236
Paycom Software, Inc.*(a)	7,713	350,864
PDC Energy, Inc.*(a)	80,050	5,810,029
Peapack Gladstone Financial Corp.	30,800	951,104
Penn National Gaming, Inc.*	20,670	285,039
Penumbra, Inc.*(a)	8,446	538,855
PepsiCo, Inc.	12,327	1,289,774
Pfizer, Inc.	535,225	17,384,108
PG&E Corp.	96,192	5,845,588
Philip Morris International, Inc.	11,049	1,010,873
Phillips 66	46,025	3,977,020
Photronics, Inc.*	12,734	143,894
Pinnacle Foods, Inc.	112,012	5,987,041
Pinnacle West Capital Corp.	72,208	5,634,390
Plantronics, Inc.	6,500	355,940
PNC Financial Services Group, Inc. (The)	107,408	12,562,440
PNM Resources, Inc.	83,023	2,847,689
Portland General Electric Co.	69,507	3,011,738
PRA Health Sciences, Inc.*	22,746	1,253,760
Principal Financial Group, Inc.	56,807	3,286,853
Procter & Gamble Co. (The)	51,448	4,325,748
Progressive Corp. (The)	37,168	1,319,464
Public Service Enterprise Group, Inc.	272,331	11,949,884

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
QEP Resources, Inc.*	79,521	$1,463,982
QUALCOMM, Inc.	135,264	8,819,213
Quest Diagnostics, Inc.	35,261	3,240,486
Range Resources Corp.	123,120	4,230,403
Raytheon Co.	26,750	3,798,500
RealPage, Inc.*	40,510	1,215,300
Regeneron Pharmaceuticals, Inc.*	6,565	2,409,946
Regions Financial Corp.	233,005	3,345,952
Regis Corp.*	6,521	94,685
Repligen Corp.*	11,608	357,759
Republic Services, Inc.	49,545	2,826,542
ResMed, Inc.(a)	28,976	1,797,961
Reynolds American, Inc.	250,416	14,033,313
Rogers Corp.*	8,448	648,891
Royal Caribbean Cruises Ltd.	80,235	6,582,479
Rudolph Technologies, Inc.*	12,305	287,322
S&P Global, Inc.	16,017	1,722,468
Saia, Inc.*	10,515	464,237
salesforce.com, Inc.*	91,030	6,231,914
Sanchez Energy Corp.*(a)	64,034	578,227
Sanderson Farms, Inc.(a)	9,601	904,798
Sanmina Corp.*	34,105	1,249,948
Sarepta Therapeutics, Inc.*(a)	5,346	146,641
SCANA Corp.	17,052	1,249,571
Schlumberger Ltd.(a)	146,605	12,307,490
Schweitzer-Mauduit International, Inc.	7,435	338,516
Seacoast Banking Corp. of Florida*	52,845	1,165,761
Select Income REIT	35,755	901,026
Semtech Corp.*	27,105	855,163
Shire PLC	100,791	5,755,124
Signature Bank*	52,740	7,921,548
SkyWest, Inc.	49,590	1,807,556
Skyworks Solutions, Inc.	79,205	5,913,445
SM Energy Co.	17,260	595,125
Smith & Wesson Holding Corp.*(a)	80,988	1,707,227
Snap-on, Inc.	15,762	2,699,558
Southwest Airlines Co.	54,970	2,739,705
Spartan Motors, Inc.	18,670	172,698
SpartanNash Co.	62,136	2,456,857
Spectrum Brands Holdings, Inc.(a)	10,617	1,298,778
Stanley Black & Decker, Inc.	92,973	10,663,073
Staples, Inc.	88,531	801,206
Star Gas Partners LP, MLP	24,085	259,155
Starbucks Corp.	47,674	2,646,860
Starwood Property Trust, Inc., REIT	166,572	3,656,255
Sterling Bancorp	21,644	506,470
STORE Capital Corp., REIT	10,931	270,105
Stryker Corp.	32,584	3,903,889
SunTrust Banks, Inc.	25,062	1,374,651
Superior Industries International, Inc.	7,162	188,719
Supernus Pharmaceuticals, Inc.*(a)	20,467	516,792
Surmodics, Inc.*	13,325	338,455
Swift Transportation Co.*(a)	27,950	680,862
Symantec Corp.	68,364	1,633,216
Synopsys, Inc.*	853	50,208
Sysco Corp.(a)	67,529	3,739,081
Take-Two Interactive Software, Inc.*	21,959	1,082,359
Target Corp.(a)	45,672	3,298,889

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Taylor Morrison Home Corp. (Class A Stock)*	39,415	$759,133
TE Connectivity Ltd.	41,234	2,856,692
Tech Data Corp.*	9,252	783,459
Teladoc, Inc.*(a)	31,397	518,051
Teleflex, Inc.	13,189	2,125,407
Tenneco, Inc.*	14,574	910,438
Tesoro Corp.(a)	21,146	1,849,218
Tetra Tech, Inc.	20,215	872,277
Texas Capital Bancshares, Inc.*	20,832	1,633,229
Texas Roadhouse, Inc.	10,308	497,258
Textainer Group Holdings Ltd.	12,015	89,512
TJX Cos., Inc. (The)	41,500	3,117,895
Travelers Cos., Inc. (The)	113,717	13,921,235
Travelport Worldwide Ltd.	33,562	473,224
TriNet Group, Inc.*	33,670	862,625
Trinity Industries, Inc.(a)	109,981	3,053,073
TTM Technologies, Inc.*	84,980	1,158,277
Twitter, Inc.*(a)	167,040	2,722,752
Tyson Foods, Inc. (Class A Stock)	319,408	19,701,085
Ulta Salon Cosmetics & Fragrance, Inc.*	10,677	2,721,994
Ultragenyx Pharmaceutical, Inc.*(a)	2,788	196,024
Union Pacific Corp.	49,706	5,153,518
United Community Banks, Inc.	9,210	272,800
United Community Financial Corp.	27,070	242,006
United Fire Group, Inc.	2,351	115,599
United Parcel Service, Inc. (Class B Stock)(a)	43,561	4,993,833
United States Steel Corp.	13,584	448,408
United Therapeutics Corp.*	11,423	1,638,401
UnitedHealth Group, Inc.	161,034	25,771,881
Univar, Inc.*	21,511	610,267
Universal Forest Products, Inc.	11,883	1,214,205
Universal Health Services, Inc. (Class B Stock)	8,449	898,805
Universal Insurance Holdings, Inc.(a)	71,559	2,032,276
Unum Group	98,262	4,316,650
US Silica Holdings, Inc.	12,246	694,103
Valero Energy Corp.	80,438	5,495,524
Verizon Communications, Inc.	251,454	13,422,615
Viad Corp.	23,625	1,041,863
Visa, Inc. (Class A Stock)(a)	18,000	1,404,360
Vocera Communications, Inc.*	29,564	546,638
Voya Financial, Inc.	204,336	8,014,058
Vulcan Materials Co.	80,874	10,121,381
W.W. Grainger, Inc.(a)	30,500	7,083,625
WageWorks, Inc.*	7,147	518,158
Walgreens Boots Alliance, Inc.	102,945	8,519,728
Wal-Mart Stores, Inc.	72,729	5,027,028
Walt Disney Co. (The)	127,586	13,297,013
Waste Management, Inc.	30,145	2,137,582
Waterstone Financial, Inc.	37,340	687,056
Weatherford International PLC*(a)	764,520	3,814,955
Wells Fargo & Co.	325,180	17,920,670
Welltower, Inc., REIT	69,604	4,658,596
WESCO International, Inc.*	7,877	524,214
West Corp.	51,345	1,271,302
West Pharmaceutical Services, Inc.	5,945	504,314
Western Alliance Bancorp*	20,382	992,807

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Western Digital Corp.	48,808	$3,316,504
Western Refining, Inc.(a)	57,389	2,172,174
Western Union Co. (The)(a)	129,408	2,810,742
Westlake Chemical Partners LP, MLP	35,195	763,732
Whirlpool Corp.(a)	26,221	4,766,191
William Lyon Homes (Class A Stock)*(a)	26,079	496,283
Wintrust Financial Corp.	47,308	3,433,142
Woodward, Inc.	11,150	769,908
Worthington Industries, Inc.	9,420	446,885
Xencor, Inc.*	5,593	147,208
Xerox Corp.	155,754	1,359,732
Xylem, Inc.	44,355	2,196,460
Yelp, Inc.*	16,442	626,933
Yum! Brands, Inc.	17,064	1,080,663

		1,944,610,059

TOTAL COMMON STOCKS (cost $2,793,347,736)		3,046,199,381

PREFERRED STOCKS — 0.4%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	134,520	1,198,599
Banco do Estado do Rio Grande do Sul SA (PRFC B)	85,000	269,518
Braskem SA (PRFC A)	16,300	171,529
Cia de Gas de Sao Paulo (PRFC A)	14,400	203,079
Cia de Transmissao de Energia Eletrica Paulista (PRFC)	40,400	805,220
Metalurgica Gerdau SA, (PRFC)*	85,000	125,357
Petroleo Brasileiro SA (PRFC)*	280,500	1,281,542
Telefonica Brasil SA, (PRFC)	128,800	1,744,402

		5,799,246

Colombia
Banco Davivienda SA (PRFC)	79,793	797,398

Germany — 0.2%
FUCHS PETROLUB SE (PRFC)	47,000	1,968,805
Jungheinrich AG (PRFC)	43,500	1,245,694
Volkswagen AG (PRFC)	42,139	5,895,986

		9,110,485

South Korea — 0.1%
Samsung Electronics Co. Ltd. (PRFC)	1,108	1,311,912

TOTAL PREFERRED STOCKS (cost $19,444,050)		17,019,041

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/06/17	230,413	85,376

United States
Casa Ley, CVR, expiring 01/30/17^(g)	82,430	16,621
Property Development Centers, CVR, expiring 01/30/19^(g)	82,430	5,656

TOTAL RIGHTS (cost $168,030)		107,653

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 10.8%
Australia — 0.1%
BHP Billiton Finance USA Ltd.,
Gtd. Notes
3.850%	09/30/23	2,000	$2,116,677
Westpac Banking Corp.,
Sr. Unsec’d. Notes
1.950%	11/23/18	4,000	4,006,564

			6,123,241

Belgium — 0.2%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
3.650%	02/01/26	5,000	5,075,949
4.900%	02/01/46	2,000	2,161,739
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22	2,000	1,968,411

			9,206,099

Brazil — 0.2%
Petrobras Global Finance BV,
Gtd. Notes
4.875%	03/17/20	3,000	2,966,100
5.375%	01/27/21	3,000	2,934,000
7.875%	03/15/19	3,500	3,751,440

			9,651,540

Canada — 0.3%
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	313	328,918
Royal Bank of Canada,
Sr. Unsec’d. Notes, MTN
1.500%	01/16/18	3,000	2,995,785
2.000%	12/10/18	4,000	4,010,992
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/38	2,000	2,555,480
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
1.800%	07/13/21	2,700	2,614,594
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.800%	10/01/20	2,000	2,087,578
7.625%	01/15/39	1,000	1,431,650

			16,024,997

China — 0.1%
CNOOC Curtis Funding No. 1 Pty Ltd.,
Gtd. Notes, 144A
4.500%	10/03/23	1,200	1,260,089
Sinopec Group Overseas Development 2016 Ltd.,
Gtd. Notes, 144A
3.500%	05/03/26	5,000	4,843,685

			6,103,774

France — 0.2%
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN, 144A
2.500%	04/15/19	4,000	4,022,076

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Electricite de France SA,
Jr. Sub. Notes, 144A
5.625%(c)	12/29/49	1,500	$1,421,250
Total Capital International SA,
Gtd. Notes
2.875%	02/17/22	3,000	3,023,712

			8,467,038

Germany — 0.3%
Bayer US Finance LLC,
Gtd. Notes, 144A
3.000%	10/08/21	2,500	2,513,728
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.000%	07/06/21	2,000	1,942,024
2.250%	09/03/19	4,000	4,002,440
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
1.250%	09/30/19	5,000	4,941,330

			13,399,522

Israel
Teva Pharmaceutical Finance Netherlands III BV,
Gtd. Notes
2.200%	07/21/21	3,000	2,870,061

Luxembourg
SES GLOBAL Americas Holdings GP,
Gtd. Notes, 144A
2.500%	03/25/19	1,600	1,590,850

Mexico — 0.2%
America Movil SAB de CV,
Sr. Unsec’d. Notes
3.125%	07/16/22	3,000	2,954,121
Petroleos Mexicanos,
Gtd. Notes
4.875%	01/24/22	3,000	3,009,000
8.000%	05/03/19	2,500	2,743,750
Gtd. Notes, MTN
3.500%	07/23/20	1,350	1,321,313

			10,028,184

Netherlands — 0.3%
Cooperatieve Rabobank UA,
Bank Gtd. Notes
4.375%	08/04/25	2,000	2,052,256
Gtd. Notes
3.950%	11/09/22	3,000	3,086,157
4.625%	12/01/23	3,000	3,156,270
Koninklijke Ahold Delhaize NV,
Gtd. Notes
5.700%	10/01/40	1,000	1,108,093
Koninklijke Philips NV,
Sr. Unsec’d. Notes
5.750%	03/11/18	2,000	2,096,054
Shell International Finance BV,
Gtd. Notes
6.375%	12/15/38	2,000	2,579,168

			14,077,998

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Russia — 0.1%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22	3,000	$3,309,360
Sr. Unsec’d. Notes, MTN, 144A
8.146%	04/11/18	3,000	3,202,500

			6,511,860

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes
3.000%	10/20/20	3,550	3,567,959
Telefonica Emisiones SAU,
Gtd. Notes
7.045%	06/20/36	1,000	1,160,707

			4,728,666

Supranational Bank — 0.1%
Council of Europe Development Bank,
Sr. Unsec’d. Notes
1.000%	02/04/19	5,200	5,137,267

Sweden — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, MTN, 144A
1.875%	09/17/18	4,000	3,998,028
2.250%	05/27/21	4,000	3,937,276

			7,935,304

Switzerland — 0.1%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
5.300%	08/13/19	3,000	3,237,099
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
4.250%	10/25/22	1,000	1,022,500

			4,259,599

United Kingdom — 0.4%
AstraZeneca PLC,
Sr. Unsec’d. Notes
6.450%	09/15/37	1,000	1,293,687
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38	2,000	2,630,508
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
4.750%	01/19/21	2,800	3,000,715
Imperial Brands Finance PLC,
Gtd. Notes, 144A
2.050%	07/20/18	2,000	1,999,548
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.200%	11/02/40	2,000	2,275,522
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	3,000	3,100,824
Vodafone Group PLC,
Sr. Unsec’d. Notes
1.250%	09/26/17	4,000	3,992,580

			18,293,384

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States — 8.0%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	09/15/24		1,500	$1,518,831
6.200%	12/15/34		2,000	2,349,560
Alphabet, Inc.,
Sr. Unsec’d. Notes
3.375%	02/25/24		3,000	3,110,289
Altria Group, Inc.,
Gtd. Notes
4.500%	05/02/43		1,000	1,016,373
4.750%	05/05/21		3,000	3,269,393
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21		1,000	1,024,283
3.750%	07/10/25	(a)	2,000	2,012,907
3.900%	04/01/26		2,000	2,035,163
4.500%	07/16/44		1,000	986,075
Amgen, Inc.,
Sr. Unsec’d. Notes
2.250%	08/19/23		2,700	2,539,889
3.875%	11/15/21		900	942,135
Apple, Inc.,
Sr. Unsec’d. Notes
2.500%	02/09/25		3,000	2,882,729
2.700%	05/13/22		3,000	3,019,049
3.250%	02/23/26		1,000	1,000,531
AT&T, Inc.,
Sr. Unsec’d. Notes
2.800%	02/17/21		2,000	1,984,113
4.500%	05/15/35		3,000	2,898,497
4.550%	03/09/49		3,110	2,809,157
5.350%	09/01/40		299	307,072
6.375%	03/01/41		2,000	2,303,229
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26		1,000	962,321
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
6.400%	08/28/17		3,000	3,091,995
Sr. Unsec’d. Notes, MTN
3.875%	08/01/25		4,000	4,067,323
5.625%	07/01/20		3,000	3,298,659
Sub. Notes, MTN
4.200%	08/26/24		1,600	1,629,926
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21		2,000	2,082,932
Sr. Unsec’d. Notes, MTN
2.450%	11/27/20		3,000	3,001,092
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.125%	03/15/26		2,000	1,987,010
4.500%	02/11/43		2,000	2,126,622
Boeing Co. (The),
Sr. Unsec’d. Notes
4.875%	02/15/20		3,000	3,261,555
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
1.750%	03/01/19		2,000	1,997,342

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42	2,000	$2,085,208
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
2.400%	08/09/26	2,700	2,537,050
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/24	2,000	2,059,570
CBS Corp.,
Gtd. Notes
4.850%	07/01/42	1,000	978,900
Chevron Corp.,
Sr. Unsec’d. Notes
1.365%	03/02/18	1,150	1,148,871
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	3,000	3,056,379
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20	3,000	3,215,211
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.150%	07/30/18	1,650	1,655,458
2.700%	03/30/21	5,000	4,988,560
3.400%	05/01/26	4,000	3,886,644
Colgate-Palmolive Co.,
Sr. Unsec’d. Notes, MTN
1.750%	03/15/19	4,000	4,015,092
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	2,500	2,304,575
2.750%	03/01/23	2,000	1,985,702
6.450%	03/15/37	2,000	2,582,290
ConocoPhillips Co.,
Gtd. Notes
6.500%	02/01/39	2,000	2,531,828
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.700%	06/15/40	2,000	2,421,812
CSX Corp.,
Sr. Unsec’d. Notes
3.400%	08/01/24	3,000	3,055,863
3.950%	05/01/50	1,000	899,298
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	886	913,998
4.000%	12/05/23	3,000	3,160,935
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	1,000	995,144
Delphi Automotive PLC,
Gtd. Notes
3.150%	11/19/20	3,000	3,048,033
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40	1,000	1,061,896

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29		3,000	$3,941,991
DTE Energy Co.,
Sr. Unsec’d. Notes
3.850%	12/01/23		3,000	3,103,848
Duke Energy Carolinas LLC,
First Ref. Mortgage
2.500%	03/15/23	(a)	2,000	1,982,220
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17		1,000	1,001,614
3.050%	08/15/22		1,000	1,005,090
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.000%	01/14/19		2,000	2,001,536
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
2.500%	06/15/18		4,000	4,014,660
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26		750	701,582
Enterprise Products Operating LLC,
Gtd. Notes
4.450%	02/15/43		2,000	1,895,636
Exelon Corp.,
Sr. Unsec’d. Notes
3.950%	06/15/25		2,000	2,056,074
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20		2,000	2,078,544
4.250%	06/15/22		2,000	2,070,120
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.222%	03/01/21		2,000	2,004,582
2.709%	03/06/25		5,000	4,867,335
FedEx Corp.,
Gtd. Notes
3.250%	04/01/26		2,000	1,986,276
4.100%	04/15/43		1,500	1,400,898
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42		3,000	2,950,134
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.375%	01/16/18		2,000	2,008,930
3.200%	01/15/21		4,000	4,005,836
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		4,000	3,998,092
4.418%	11/15/35		3,000	3,143,721
General Electric Co.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38		573	721,137
Sub. Notes, MTN
5.300%	02/11/21		859	952,681
General Mills, Inc.,
Sr. Unsec’d. Notes
3.650%	02/15/24		1,500	1,559,334

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21		1,700	$1,685,817
3.450%	04/10/22		2,000	1,977,870
3.700%	11/24/20		2,000	2,034,500
Georgia Power Co.,
Sr. Unsec’d. Notes
2.850%	05/15/22		3,000	2,995,512
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	02/01/45		2,000	1,998,318
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20	(a)	1,000	1,004,320
2.900%	07/19/18		1,000	1,013,810
5.250%	07/27/21		3,000	3,287,970
6.150%	04/01/18		4,000	4,207,660
6.250%	02/01/41		2,000	2,479,134
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21		2,000	2,041,492
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.000%	04/01/21		2,000	1,984,102
5.875%	12/16/36		2,000	2,526,724
HP, Inc.,
Sr. Unsec’d. Notes
4.650%	12/09/21		1,000	1,067,396
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/41		2,000	2,252,086
Intel Corp.,
Sr. Unsec’d. Notes
3.700%	07/29/25		1,000	1,054,755
4.100%	05/19/46		1,000	991,177
4.800%	10/01/41		1,000	1,100,827
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.800%	05/17/19		2,000	2,000,854
7.000%	10/30/25		1,000	1,286,548
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	09/16/19		4,000	4,043,372
Johnson & Johnson,
Sr. Unsec’d. Notes
4.850%	05/15/41		1,500	1,759,197
5.950%	08/15/37		1,000	1,311,892
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.300%	04/01/26	(a)	3,000	2,947,662
3.900%	07/15/25		4,000	4,113,116
4.250%	10/15/20		3,000	3,174,708
6.000%	01/15/18		3,000	3,129,375
Kellogg Co.,
Sr. Unsec’d. Notes
3.250%	05/21/18		1,000	1,021,143
4.500%	04/01/46		2,000	1,954,448

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
1.400%	02/15/19	2,000	$1,988,562
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24	3,000	3,063,732
Gtd. Notes, MTN
6.950%	01/15/38	1,000	1,159,969
Kroger Co. (The),
Sr. Unsec’d. Notes
4.000%	02/01/24	2,000	2,087,020
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.150%	04/15/19	2,000	1,975,240
4.650%	04/15/42	2,000	2,137,384
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44	1,000	886,507
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22	3,000	2,991,159
4.600%	05/26/45	1,000	1,032,559
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35	2,808	2,970,662
Merck & Co., Inc.,
Gtd. Notes
6.500%	12/01/33	3,000	3,902,028
Sr. Unsec’d. Notes
3.700%	02/10/45	1,000	953,542
MetLife, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/25	4,000	3,924,320
Microsoft Corp.,
Sr. Unsec’d. Notes
3.500%	02/12/35	3,000	2,887,740
4.500%	10/01/40	1,000	1,062,591
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
4.000%	07/23/25	1,000	1,025,017
5.500%	07/28/21	5,000	5,540,685
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20	2,000	2,187,048
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.650%	01/15/46	2,000	2,126,528
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.000%	02/15/27	2,800	2,709,210
Oracle Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/30	1,000	974,501
4.000%	07/15/46	2,000	1,912,992
6.125%	07/08/39	2,000	2,516,784
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.450%	03/09/18	2,000	1,999,256
1.650%	08/11/21	2,700	2,594,006

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.500%	12/15/41	3,000	$3,129,579
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.850%	02/24/26	2,000	1,971,394
3.125%	11/01/20	2,000	2,064,146
5.500%	01/15/40	1,000	1,200,708
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.750%	06/03/26	2,000	1,941,680
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.875%	08/21/42	1,000	928,520
Praxair, Inc.,
Sr. Unsec’d. Notes
3.550%	11/07/42	3,000	2,787,183
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
2.450%	11/03/26	6,400	6,132,922
5.550%	03/05/37	192	248,358
Prologis LP,
Gtd. Notes
3.750%	11/01/25	1,000	1,024,672
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.550%	06/01/22	2,000	2,077,602
Sempra Energy,
Sr. Unsec’d. Notes
4.050%	12/01/23	3,000	3,133,290
Simon Property Group LP,
Sr. Unsec’d. Notes
5.650%	02/01/20	3,000	3,281,769
Target Corp.,
Sr. Unsec’d. Notes
2.500%	04/15/26	2,000	1,908,086
2.900%	01/15/22	2,000	2,038,060
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.150%	12/14/18	2,400	2,411,016
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
4.300%	11/23/23	3,000	3,138,492
Time Warner, Inc.,
Gtd. Notes
2.100%	06/01/19	4,000	3,997,584
4.875%	03/15/20	3,000	3,202,401
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.350%	11/01/40	1,000	1,177,948
Sr. Unsec’d. Notes, MTN
6.250%	06/15/37	2,000	2,570,042
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.050%	11/15/45	2,000	2,012,892
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.125%	01/15/21	3,000	3,100,611

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	2,000	$2,140,808
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.000%	11/01/21	1,000	1,007,291
3.500%	11/01/21	3,000	3,096,522
3.650%	09/14/18	5,000	5,165,085
3.850%	11/01/42	2,000	1,733,072
5.150%	09/15/23	3,000	3,317,229
Viacom, Inc.,
Sr. Unsec’d. Notes
2.200%	04/01/19	5,000	4,958,660
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
6.000%	05/15/37	1,900	2,350,952
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35	2,000	2,214,500
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34	2,000	2,012,502
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
3.300%	04/22/24	2,000	2,056,500
6.500%	08/15/37	2,000	2,710,412
Walt Disney Co. (The),
Sr. Unsec’d. Notes, GMTN
2.150%	09/17/20	3,000	3,013,413
Sr. Unsec’d. Notes, MTN
2.350%	12/01/22	2,000	1,968,734
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.900%	05/01/45	3,000	2,845,521
Sub. Notes, MTN
3.450%	02/13/23	3,000	3,010,797
4.650%	11/04/44	800	787,385
Welltower, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/18	2,000	2,008,548
Whirlpool Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/46	2,000	1,950,128
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.500%	01/15/31	1,000	1,127,500
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	2,000	2,131,006
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/19	3,000	2,999,889

			404,696,476

TOTAL CORPORATE BONDS (cost $553,887,034)			549,105,860

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS — 5.2%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes, 144A
6.250%	04/22/19	8,000	$8,539,999
6.625%	07/06/28	5,000	4,901,499
6.875%	04/22/21	6,500	6,922,499
7.125%	07/06/36	4,200	3,995,249
7.500%	04/22/26	5,000	5,249,999
7.625%	04/22/46	2,000	1,999,999
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.625%	02/21/47	1,000	877,500
6.000%	04/07/26	8,800	9,108,000
8.250%	01/20/34	7,000	8,086,400
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.625%	10/30/42	1,200	1,116,480
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/37	7,600	9,234,000
8.125%	05/21/24	5,200	6,500,000
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, 144A
6.000%	01/26/24	5,000	5,418,750
6.750%	11/05/19	3,000	3,255,000
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
9.650%	12/13/26	1,500	1,533,749
10.500%	03/24/20	3,500	3,762,499
10.750%	03/28/22	4,500	4,882,499
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24	2,500	2,725,000
7.625%	03/29/41	2,600	3,632,850
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/25/22	4,500	4,516,839
4.125%	01/15/25	8,000	7,926,704
Sr. Unsec’d. Notes, 144A
7.750%	01/17/38	3,800	4,876,449
8.500%	10/12/35	7,500	10,174,440
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, MTN, 144A
5.125%	07/21/25	1,000	1,068,408
6.500%	07/21/45	3,500	4,007,500
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26	8,400	8,332,800
Sr. Unsec’d. Notes
4.350%	01/15/47	1,800	1,543,500
5.750%	10/12/2110	1,600	1,476,000
Sr. Unsec’d. Notes, MTN
6.050%	01/11/40	5,000	5,407,500
6.750%	09/27/34	7,800	9,243,000
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22	3,000	3,057,720
5.500%	12/11/42	300	304,698

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
8.875%	09/30/27	2,800	$3,843,000
9.375%	04/01/29	4,200	5,922,000
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
8.750%	11/21/33	6,300	9,198,000
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.950%	01/20/40	1,500	1,476,767
6.375%	10/23/34	3,000	3,902,154
9.500%	02/02/30	4,800	7,563,365
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	1,200	1,150,834
4.000%	01/22/24	1,500	1,534,137
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, MTN, 144A
6.125%	01/22/44	1,000	1,167,250
6.750%	02/07/22	2,000	2,277,100
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, 144A
4.500%	04/04/22	2,800	2,912,000
5.625%	04/04/42	3,800	4,086,414
12.750%	06/24/28	3,600	6,113,232
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28	2,000	1,855,000
5.375%	07/24/44	800	787,200
5.875%	05/30/22	1,000	1,088,780
5.875%	09/16/25	3,400	3,627,630
6.250%	03/08/41	700	765,450
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.875%	10/09/26	8,000	7,401,568
5.625%	03/30/21	8,900	9,126,060
5.750%	03/22/24	9,000	9,026,010
6.750%	04/03/18	3,000	3,130,650
6.875%	03/17/36	9,000	9,257,580
7.000%	06/05/20	3,900	4,187,516
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27	2,500	2,506,375
5.100%	06/18/50	2,000	1,800,000
7.625%	03/21/36	3,200	3,988,320
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
6.750%	01/29/20	1,000	1,083,241

TOTAL FOREIGN GOVERNMENT BONDS (cost $268,879,650)			264,455,162

U.S. TREASURY OBLIGATIONS — 18.5%
U.S. Treasury Bonds
3.000%	11/15/44	17,200	16,991,054
3.000%	05/15/45	19,200	18,940,493
3.125%(k)	02/15/43	16,100	16,313,196
4.375%	05/15/41	16,000	19,796,880
4.500%	02/15/36	1,500	1,897,968

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
4.500%	05/15/38	12,400	$15,661,783
5.250%	02/15/29	10,000	12,782,030
6.875%	08/15/25	21,000	28,412,349
7.625%	11/15/22	10,000	13,061,720
7.875%(k)	02/15/21	19,000	23,570,393
U.S. Treasury Notes
0.500%	03/31/17	50,000	50,002,300
0.500%	04/30/17	50,000	49,996,700
0.625%	11/30/17	11,500	11,473,044
0.625%	06/30/18	20,000	19,874,220
0.750%	03/15/17	50,000	50,028,300
0.750%	02/28/18	13,000	12,969,528
0.875%	04/15/17	50,000	50,052,350
0.875%	06/15/19	25,000	24,738,275
0.875%	07/31/19	28,000	27,675,144
1.000%	08/15/18	41,000	40,945,552
1.000%(k)	06/30/19	28,000	27,781,264
1.125%	06/15/18	28,000	28,027,356
1.125%	03/31/20	26,000	25,663,820
1.500%	02/28/19	22,900	23,025,240
1.625%	08/15/22	22,000	21,455,148
1.750%	05/15/22	20,000	19,706,240
1.875%	10/31/17	18,800	18,957,149
2.000%	05/31/21	14,000	14,085,862
2.000%	11/15/21	27,000	27,074,871
2.000%	02/15/23	23,100	22,909,610
2.000%	02/15/25	20,500	19,952,261
2.125%	08/31/20	17,200	17,478,158
2.250%	07/31/18	24,000	24,432,192
2.375%	12/31/20	20,000	20,488,280
2.375%	08/15/24	28,000	28,130,144
2.625%	08/15/20	21,000	21,713,664
3.125%	05/15/19	23,000	23,980,191
3.250%	03/31/17	50,000	50,330,150

TOTAL U.S. TREASURY OBLIGATIONS (cost $946,598,046)			940,374,879

TOTAL LONG-TERM INVESTMENTS (cost $4,582,324,546)			4,817,261,976

		Shares
SHORT-TERM INVESTMENTS — 8.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)		226,572,215	226,572,215
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $184,731,788; includes $184,502,244 of cash collateral for securities on loan)(b)(w)		184,689,366	184,726,304

TOTAL AFFILIATED MUTUAL FUNDS (cost $411,304,003)(Note 4)			411,298,519

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL INVESTMENTS — 103.0% (cost $4,993,628,549)	$5,228,560,495
Liabilities in excess of other assets(z) — (3.0)%	(153,667,719)

NET ASSETS — 100.0%	$5,074,892,776

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $120,972 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $179,437,705; cash collateral of $184,502,244 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,359,554. The aggregate value of $2,797,540 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
325	2 Year U.S. Treasury Notes	Mar. 2017	$70,470,719	$70,423,438	$(47,281)
72	5 Year U.S. Treasury Notes	Mar. 2017	8,484,750	8,471,813	(12,937)
60	10 Year U.S. Treasury Notes	Mar. 2017	7,483,594	7,456,875	(26,719)
67	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	10,667,656	10,736,750	69,094
1,969	Euro STOXX 50 Index	Mar. 2017	66,624,540	67,921,567	1,297,027
910	FTSE 100 Index	Mar. 2017	76,508,097	79,065,096	2,556,999
551	Russell 2000 Mini Index	Mar. 2017	38,073,890	37,382,595	(691,295)
400	S&P 500 E-Mini Index	Mar. 2017	45,163,438	44,724,000	(439,438)
735	SGX CNX Nifty 50 Index	Jan. 2017	11,841,691	12,031,215	189,524
115	TOPIX Index	Mar. 2017	15,012,065	14,936,471	(75,594)
1,500	U.S. Dollar Index	Mar. 2017	154,518,820	153,429,000	(1,089,820)

					1,729,560

Short Position:
756	Mini MSCI Emerging Markets Index	Mar. 2017	32,632,655	32,466,420	166,235

					$1,895,795

Cash of $7,255,940 and U.S. Treasury Obligations with a combined market value of $64,523,803 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016:

Counterparty(1)	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements:
UBS AG	1,125	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Aluminum Excess Return Index	$(8,264)	$—	$(8,264)
UBS AG	(918)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Brent Crude Excess Return Index	147	—	147
UBS AG	1,064	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Cocoa Excess Return Index	(52,798)	—	(52,798)
UBS AG	1,062	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Coffee Excess Return Index	22,531	—	22,531
UBS AG	(891)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Copper Excess Return Index	3,527	—	3,527
UBS AG	(935)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Corn Excess Return Index	7,873	—	7,873
UBS AG	6	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Cotton Excess Return Index	77	—	77
UBS AG	12	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Gold Excess Return Index	134	—	134
UBS AG	(915)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Heat Oil Excess Return Index	(5,733)	—	(5,733)
UBS AG	(935)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Kansas Wheat Excess Return Index	539	—	539
UBS AG	1,103	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Lead Excess Return Index	(7,237)	—	(7,237)
UBS AG	(920)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Lean Hogs Excess Return Index	(19,925)	—	(19,925)
UBS AG	28	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Live Cattle Excess Return Index	11	—	11
UBS AG	20	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Natural Gas Excess Return Index	(132)	—	(132)

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements (continued):
UBS AG	1,098	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Nickel Excess Return Index	$(8,888)	$—	$(8,888)
UBS AG	8	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Platinum Excess Return Index	(2)	—	(2)
UBS AG	7	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Silver Excess Return Index	—	—	—
UBS AG	(934)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Soybean Excess Return Index	18,441	—	18,441
UBS AG	6	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Soybean Oil Excess Return Index	(117)	—	(117)
UBS AG	5	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Soymeal Excess Return Index	(85)	—	(85)
UBS AG	1,062	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Sugar Excess Return Index	55,558	—	55,558
UBS AG	1,108	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Tin Excess Return Index	13,237	—	13,237
UBS AG	24	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Unleaded Gas Excess Return Index	107	—	107
UBS AG	(936)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Wheat Excess Return Index	3,409	—	3,409
UBS AG	(918)	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS WTI Crude Excess Return Index	2,162	—	2,162
UBS AG	1,105	Pay or receive amounts based on market value fluctuation of Dow Jones- UBS Zinc Excess Return Index	(3,338)	—	(3,338)
UBS AG	200,000	Receive amounts based on market value fluctuation of the Bloomberg Commodity Index and pay fixed rate of 0.11%	(358,629)	—	(358,629)
UBS AG	50,000	Receive amounts based on market value fluctuation of the Bloomberg Commodity Index and pay fixed rate of 0.11%	(89,657)	—	(89,657)

			$(427,052)	$—	$(427,052)

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(1)	UBS AG positions have termination dates of 1/3/17 and 1/19/17. On the UBS AG positions, the Portfolio receives or pays the return in the positions shown in the table above.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$178,497	$28,523,347	$—
Austria	—	6,762,151	—
Belgium	4,222,554	1,872,003	—
Bermuda	3,278,055	—	—
Brazil	7,805,473	—	—
Canada	101,870,974	—	—
Cayman Islands	307,259	—	—
China	8,817,210	33,828,352	98,695
Colombia	498,262	—	—
Czech Republic	—	437,141	—
Denmark	—	46,271,667	—
Egypt	239,343	—	—
Faroe Islands	—	1,532,432	—
Finland	—	7,781,998	—
France	—	95,592,621	—
Germany	—	100,988,664	—
Greece	464,931	—	—
Hong Kong	—	10,098,543	—
Hungary	—	1,190,197	—
India	1,026,603	—	—
Indonesia	789,128	320,456	—
Ireland	8,397,069	17,704,780	—
Italy	—	15,951,618	—
Japan	—	144,474,243	—
Luxembourg	—	798,632	—
Malaysia	—	3,614,370	—
Mexico	2,700,485	—	—
Monaco	938,014	—	—
Netherlands	—	49,745,167	—
New Zealand	—	1,536,236	—
Norway	—	15,177,437	—
Philippines	—	237,256	—
Portugal	—	616,548	—
Puerto Rico	899,456	—	—
Russia	3,958,769	191,876	—
Singapore	4,392,735	309,361	—
South Africa	—	6,247,492	—
South Korea	2,918,193	14,905,816	—
Spain	—	28,535,260	—
Sweden	—	72,494,892	—
Switzerland	—	61,793,764	—
Taiwan	321,666	17,758,719	—
Thailand	3,690,473	754,802	—
Turkey	—	3,540,996	—
United Kingdom	—	152,186,641	—
United States	1,937,181,797	7,428,262	—
Preferred Stocks
Brazil	5,799,246	—	—
Colombia	797,398	—	—
Germany	—	9,110,485	—
South Korea	—	1,311,912	—
Rights
Spain	85,376	—	—
United States	—	—	22,277
Corporate Bonds
Australia	—	6,123,241	—
Belgium	—	9,206,099	—
Brazil	—	9,651,540	—

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Canada	$—	$16,024,997	$—
China	—	6,103,774	—
France	—	8,467,038	—
Germany	—	13,399,522	—
Israel	—	2,870,061	—
Luxembourg	—	1,590,850	—
Mexico	—	10,028,184	—
Netherlands	—	14,077,998	—
Russia	—	6,511,860	—
Spain	—	4,728,666	—
Supranational Bank	—	5,137,267	—
Sweden	—	7,935,304	—
Switzerland	—	4,259,599	—
United Kingdom	—	18,293,384	—
United States	—	404,696,476	—
Foreign Government Bonds	—	264,455,162	—
U.S. Treasury Obligations	—	940,374,879	—
Affiliated Mutual Funds	411,298,519	—	—
Other Financial Instruments*
Futures Contracts	1,895,795	—	—
OTC Total Return Swap Agreements	—	(427,052)	—

Total	$2,514,773,280	$2,715,134,986	$120,972

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	18.5%
Affiliated Mutual Fund (3.6% represents investments purchased with collateral from securities on loan)	8.1
Banks	7.7
Foreign Government Bonds	5.2
Insurance	3.3
Oil, Gas & Consumable Fuels	3.3
Pharmaceuticals	3.1
Semiconductors & Semiconductor Equipment	2.4
Software	2.3
Technology Hardware, Storage & Peripherals	2.1
Media	2.0
Diversified Telecommunication Services	1.8
Food Products	1.8
Health Care Providers & Services	1.8
IT Services	1.8
Biotechnology	1.5
Internet Software & Services	1.5
Chemicals	1.4
Food & Staples Retailing	1.4
Health Care Equipment & Supplies	1.3
Machinery	1.3
Auto Components	1.2
Capital Markets	1.2
Electric Utilities	1.2
Electronic Equipment, Instruments & Components	1.0
Hotels, Restaurants & Leisure	1.0
Multi-Utilities	1.0
Oil & Gas	1.0
Specialty Retail	1.0
Trading Companies & Distributors	1.0
Aerospace & Defense	0.9
Airlines	0.8
Automobiles	0.8
Beverages	0.8
Household Durables	0.8
Communications Equipment	0.7
Diversified Financial Services	0.7
Industrial Conglomerates	0.7
Road & Rail	0.7
Telecommunications	0.7
Commercial Services & Supplies	0.6
Electric	0.6
Retail	0.6
Tobacco	0.6
Household Products	0.5
Internet & Direct Marketing Retail	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.5
Auto Manufacturers	0.4
Construction & Engineering	0.4
Containers & Packaging	0.4
Energy Equipment & Services	0.4
Building Products	0.3
Construction Materials	0.3
Equity Real Estate Investment Trusts (REITs)	0.3
Metals & Mining	0.3
Multiline Retail	0.3
Personal Products	0.3
Pipelines	0.3

Textiles, Apparel & Luxury Goods	0.3%
Transportation	0.3
Agriculture	0.2
Air Freight & Logistics	0.2
Computers	0.2
Consumer Finance	0.2
Cosmetics/Personal Care	0.2
Foods	0.2
Leisure Products	0.2
Professional Services	0.2
Real Estate Management & Development	0.2
Auto Parts & Equipment	0.1
Electrical Equipment	0.1
Electronics	0.1
Gas	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Healthcare-Products	0.1
Internet	0.1
Life Sciences Tools & Services	0.1
Machinery-Construction & Mining	0.1
Machinery-Diversified	0.1
Marine	0.1
Mining	0.1
Miscellaneous Manufacturing	0.1
Multi-National	0.1
Office/Business Equipment	0.1
Paper & Forest Products	0.1
Real Estate Investment Trusts (REITs)	0.1
Semiconductors	0.1
Thrifts & Mortgage Finance	0.1
Transportation Infrastructure	0.1
Wireless Telecommunication Services	0.1

103.0
Liabilities in excess of other assets	(3.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$127,753		Unrealized depreciation on OTC swap agreements	$554,805
Equity contracts	Due from/to broker-variation margin futures	4,209,785	*	Due from/to broker-variation margin futures	1,206,327	*
Equity contracts	Unaffiliated investments	107,653		—	—
Foreign exchange contracts	—	—		Due from/to broker-variation margin futures	1,089,820	*
Interest rate contracts	Due from/to broker-variation margin futures	69,094	*	Due from/to broker-variation margin futures	86,937	*

Total		$4,514,285			$2,937,889

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Commodity contracts	$—	$—	$—	$8,635,244	$8,635,244
Equity contracts	30,735	(45,578,874)	—	—	(45,548,139)
Foreign exchange contracts	—	16,002,319	(1,612,619)	—	14,389,700
Interest rate contracts	—	(4,973,776)	—	—	(4,973,776)

Total	$30,735	$(34,550,331)	$(1,612,619)	$8,635,244	$(27,496,971)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Forward Currency Contracts(4)	Swaps	Total
Commodity contracts	$—	$—	$—	$(541,115)	$(541,115)
Equity contracts	10,066	4,990,640	—	—	5,000,706
Foreign exchange contracts	—	(1,089,820)	4,200,788	—	3,110,968
Interest rate contracts	—	450,920	—	—	450,920

Total	$10,066	$4,351,740	$4,200,788	$(541,115)	$8,021,479

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST RCM WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts - Sold(2)	Total Return Swap Agreements(3)
$926,583,314	$321,695,477	$28,302,681	$52,936,478	$102,632,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$179,437,705	$(179,437,705)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
UBS AG	$127,753	$(127,753)	$—	$—

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
UBS AG	$(554,805)	$127,753	$—	$(427,052)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST RCM WORLD TRENDS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $179,437,705:
Unaffiliated investments (cost $4,582,324,546)	$4,817,261,976
Affiliated investments (cost $411,304,003)	411,298,519
Foreign currency, at value (cost $407,007)	406,200
Deposit with broker for futures	7,255,940
Dividends and interest receivable	18,816,970
Tax reclaim receivable	4,848,725
Receivable for investments sold	2,693,706
Receivable for fund share sold	775,557
Unrealized appreciation on OTC swap agreements	127,753
Receivable from affiliate	84,581
Prepaid expenses	39,623

Total Assets	5,263,609,550

LIABILITIES:
Payable to broker for collateral for securities on loan	184,502,244
Advisory fees payable	1,435,659
Payable for investments purchased	1,144,899
Unrealized depreciation on OTC swap agreements	554,805
Accrued expenses and other liabilities	378,480
Payable to custodian	325,355
Due to broker-variation margin futures	201,813
Distribution fee payable	173,173
Affiliated transfer agent fee payable	346

Total Liabilities	188,716,774

NET ASSETS	$5,074,892,776

Net assets were comprised of:
Paid-in capital	$3,949,713,029
Retained earnings	1,125,179,747

Net assets, December 31, 2016	$5,074,892,776

Net asset value and redemption price per share, $5,074,892,776 / 401,692,799 outstanding shares of beneficial interest	$12.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $3,988,759, of which $273,939 is reimbursable by an affiliate)	$71,491,617
Interest income	41,448,350
Affiliated dividend income	2,493,119
Income from securities lending, net (including affiliated income of $1,727,698)	2,175,959

117,609,045

EXPENSES
Advisory fees	38,131,653
Distribution fee	12,677,324
Custodian and accounting fees	935,000
Insurance expenses	59,000
Trustees’ fees	57,000
Audit fee	42,000
Legal fees and expenses	19,000
Shareholders’ reports	11,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Miscellaneous	64,963

Total expenses	52,012,940
Less: advisory fee waivers and/or expense reimbursement	(258,714)

Net expenses	51,754,226

NET INVESTMENT INCOME (LOSS)	65,854,819

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $46,315)	72,760,958
Futures transactions	(34,550,331)
Swap agreements transactions	8,635,244
Foreign currency transactions	(3,582,196)

43,263,675

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,484))	93,394,020
Futures	4,351,740
Swap agreements	(541,115)
Foreign currencies	4,026,805

101,231,450

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	144,495,125

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$210,349,944

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$65,854,819	$55,540,808
Net realized gain (loss) on investment and foreign currency transactions	43,263,675	78,531,159
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	101,231,450	(152,147,243)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,349,944	(18,075,276)

FUND SHARE TRANSACTIONS:
Fund share sold [73,712,991 and 10,369,686 shares, respectively]	887,541,456	126,833,051
Net asset value of shares issued in merger [0 and 73,155,271 shares, respectively] (Note 10)	—	890,299,652
Fund share repurchased [106,183,469 and 35,159,438 shares, respectively]	(1,254,722,083)	(424,563,878)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(367,180,627)	592,568,825

CAPITAL CONTRIBUTIONS (NOTE 4)	2,130,265	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(154,700,418)	574,493,549
NET ASSETS:
Beginning of year	5,229,593,194	4,655,099,645

End of year	$5,074,892,776	$5,229,593,194

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 53.4%		Value (Note 2)
COMMON STOCKS — 22.8%	Shares
Australia — 0.5%
Acrux Ltd.*	118,762	$26,543
Adelaide Brighton Ltd.	198,417	776,101
Amcor Ltd.	358,965	3,863,484
BHP Billiton Ltd.	126,670	2,269,276
BHP Billiton PLC	189,720	3,020,934
BlueScope Steel Ltd.	73,687	489,730
BWP Trust, REIT	167,571	361,029
Cabcharge Australia Ltd.	97,616	272,889
Charter Hall Group, REIT	222,293	759,281
Coca-Cola Amatil Ltd.	232,756	1,697,486
Collection House Ltd.	167,792	176,515
CSL Ltd.	50,946	3,684,414
Downer EDI Ltd.	63,758	279,178
Fleetwood Corp. Ltd.*	46,387	65,887
Flight Centre Travel Group Ltd.	44,521	1,003,354
Iluka Resources Ltd.	345,917	1,801,180
MACA Ltd.	222,069	274,020
Macquarie Group Ltd.	49,374	3,092,896
Medusa Mining Ltd.*	327,310	116,601
OZ Minerals Ltd.	213,910	1,208,537
Perseus Mining Ltd.*(a)	317,824	75,175
RCR Tomlinson Ltd.	62,092	123,049
Resolute Mining Ltd.	292,483	266,057
Sandfire Resources NL	89,201	361,070
SEEK Ltd.	95,761	1,025,617
Telstra Corp. Ltd.	1,711,897	6,290,689
Woodside Petroleum Ltd.	105,750	2,368,624

		35,749,616

Austria
Oesterreichische Post AG*	20,633	691,628

Belgium — 0.2%
AGFA-Gevaert NV*	175,060	675,614
Colruyt SA	33,981	1,679,515
KBC Group NV	82,210	5,079,593
Proximus SADP	80,934	2,326,602
Sofina SA	2,921	384,802
Umicore SA	63,060	3,587,586

		13,733,712

Bermuda
RenaissanceRe Holdings Ltd.	15,050	2,050,111

Brazil — 0.1%
AES Tiete Energia SA, UTS	52,500	225,827
BTG Pactual Group, UTS	45,079	201,524
Cia de Saneamento de Minas Gerais	92,900	1,041,832
Cia Paranaense de Energia, ADR(a)	113,600	963,328
EDP – Energias do Brasil SA	233,000	959,290
Engie Brasil Energia SA	107,200	1,152,794
QGEP Participacoes SA	67,400	110,376
Raia Drogasil SA	170,200	3,199,846
Transmissora Alianca de Energia Eletrica SA, UTS	71,800	457,533
Vale SA	131,300	1,035,974

		9,348,324

COMMON STOCKS (continued)	Shares	Value (Note 2)
Canada — 0.4%
BCE, Inc.	19,200	$829,834
Bonavista Energy Corp.	90,500	324,213
Calfrac Well Services Ltd.(a)	66,200	234,694
Cameco Corp.(a)	141,560	1,480,283
Canadian Pacific Railway Ltd.	46,265	6,600,770
Centerra Gold, Inc.	156,200	731,760
Crew Energy, Inc.*	45,600	255,060
Dollarama, Inc.	70,086	5,135,412
Dominion Diamond Corp.	14,400	139,533
Entertainment One Ltd.	162,747	461,771
Genworth MI Canada, Inc.	26,469	663,573
Goldcorp, Inc.	64,900	883,605
Husky Energy, Inc.*	117,500	1,425,595
IAMGOLD Corp.*	194,700	752,611
Lundin Mining Corp.*	54,200	258,355
Magna International, Inc.	37,800	1,641,336
Nevsun Resources Ltd.	68,400	211,418
Northern Blizzard Resources, Inc.	42,900	123,973
Primero Mining Corp.*	87,600	69,159
RMP Energy, Inc.*(a)	159,500	90,284
SEMAFO, Inc.*	225,000	740,699
Surge Energy, Inc.	90,600	223,354
Teck Resources Ltd. (Class B Stock)	26,600	532,337
Toronto-Dominion Bank (The)	97,674	4,817,318
Transcontinental, Inc. (Class A Stock)	15,700	259,474
Turquoise Hill Resources Ltd.*	202,600	650,360
Yamana Gold, Inc.	339,500	953,275
Yellow Pages Ltd.*	16,465	216,934

		30,706,990

Chile
Enel Americas SA, ADR	54,600	448,266
Enel Chile SA, ADR	69,700	317,135

		765,401

China — 0.5%
51job, Inc., ADR*	1,330	44,954
Agricultural Bank of China Ltd. (Class H Stock)	2,522,000	1,029,271
Bank of China Ltd. (Class H Stock)	4,878,000	2,150,838
Baoye Group Co. Ltd. (Class H Stock)	296,000	217,157
China BlueChemical Ltd. (Class H Stock)	1,692,000	467,376
China Child Care Corp. Ltd.*	239,000	15,055
China Construction Bank Corp. (Class H Stock)	1,289,000	987,155
China Lesso Group Holdings Ltd.	328,000	211,877
China Lumena New Materials Corp.*^	3,944,000	5,086
China Mobile Ltd.	398,500	4,201,456
China Overseas Land & Investment Ltd.	692,000	1,820,756
China Petroleum & Chemical Corp. (Class H Stock)	1,264,000	890,194
China Shenhua Energy Co. Ltd. (Class H Stock)	509,000	951,430
China Shineway Pharmaceutical Group Ltd.	318,000	359,860
China Taifeng Beddings Holdings Ltd.*^	242,000	—
CNOOC Ltd.	752,000	934,537
Dongfeng Motor Group Co. Ltd. (Class H Stock)	744,000	722,765
Guangdong Investment Ltd.	1,022,000	1,345,848

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Hengan International Group Co. Ltd.	354,500	$2,596,412
Industrial & Commercial Bank of China Ltd. (Class H Stock)	3,600,000	2,146,437
Kunlun Energy Co. Ltd.	1,646,000	1,226,340
Qingling Motors Co. Ltd. (Class H Stock)	298,000	90,067
Qinqin Foodstuffs Group Cayman Co. Ltd.*	24,100	8,179
Shenguan Holdings Group Ltd.	550,000	41,650
Sihuan Pharmaceutical Holdings Group Ltd.	3,207,000	890,532
Sinopec Engineering Group Co. Ltd. (Class H Stock)	155,500	129,502
Tencent Holdings Ltd.	338,700	8,212,498
Universal Health International Group Holding Ltd.*	1,883,000	86,050
Yangzijiang Shipbuilding Holdings Ltd.	858,000	481,088

		32,264,370

Denmark — 0.1%
Novo Nordisk A/S (Class B Stock)	160,493	5,757,235
Spar Nord Bank A/S	13,372	153,176

		5,910,411

Finland — 0.1%
Lassila & Tikanoja OYJ	4,216	85,255
Nokian Renkaat OYJ	77,843	2,894,047
Sampo OYJ (Class A Stock)	42,623	1,905,367
Tieto OYJ	29,128	792,570
UPM-Kymmene OYJ	23,778	581,506

		6,258,745

France — 0.9%
AXA SA	116,916	2,947,322
BNP Paribas SA	206,332	13,130,581
Christian Dior SE	4,957	1,038,553
Cie Generale des Etablissements Michelin	18,828	2,092,905
Danone SA	65,013	4,113,943
Engie SA	204,261	2,600,037
Euler Hermes Group	6,194	543,990
Eutelsat Communications SA	23,103	446,759
Faurecia	28,398	1,099,950
Imerys SA	9,734	737,471
Legrand SA	90,992	5,162,468
LVMH Moet Hennessy Louis Vuitton SE	17,212	3,281,851
Metropole Television SA	40,808	758,569
Neopost SA	29,479	920,677
Peugeot SA*	14,740	240,074
Publicis Groupe SA	30,427	2,096,567
Renault SA	5,475	486,274
Sanofi	75,838	6,132,674
Schneider Electric SE	96,851	6,728,114
Societe Generale SA	52,953	2,604,598
Total Gabon	486	79,768
TOTAL SA	78,377	4,020,134

		61,263,279

Germany — 0.8%
adidas AG	17,256	2,721,593
BASF SE	59,303	5,496,009
Bayer AG	93,752	9,767,441
Bayerische Motoren Werke AG	26,208	2,440,917
Bijou Brigitte AG	2,404	139,532

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany (continued)
Commerzbank AG	113,175	$861,694
Continental AG	33,509	6,455,757
Covestro AG, 144A	57,586	3,941,640
Deutsche Bank AG*	70,527	1,279,318
Deutsche EuroShop AG	26,204	1,065,848
Fresenius Medical Care AG & Co. KGaA	27,661	2,337,941
GEA Group AG	83,813	3,363,464
Hamburger Hafen und Logistik AG	8,669	161,095
HeidelbergCement AG	59,894	5,574,953
Hugo Boss AG	25,245	1,541,189
Leifheit AG	1,073	63,742
Linde AG	29,753	4,880,629
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,457	1,408,467
SAP SE	53,539	4,631,409
Siemens AG	4,150	508,128
Software AG	45,987	1,666,733
STADA Arzneimittel AG	14,255	736,442

		61,043,941

Greece
Alpha Bank AE*	235,836	470,741
Metka Industrial – Construction SA	18,497	124,180
OPAP SA	41,849	369,874
Piraeus Bank SA*	2,411,446	529,072

		1,493,867

Hong Kong — 0.4%
AIA Group Ltd.	865,200	4,846,713
Allied Properties HK Ltd.	870,000	193,407
AMVIG Holdings Ltd.	196,000	70,097
Asian Citrus Holdings Ltd.*^	1,374,264	79,432
BOC Hong Kong Holdings Ltd.	596,000	2,122,688
Champion REIT, REIT	430,000	232,444
Chaoda Modern Agriculture Holdings Ltd.*	1,052,000	31,419
Cheung Kong Property Holdings Ltd.	119,000	726,732
CSI Properties Ltd.	5,120,000	180,936
Dah Sing Banking Group Ltd.	84,000	153,967
Dah Sing Financial Holdings Ltd.	57,200	386,160
Emperor Entertainment Hotel Ltd.	710,000	166,912
Emperor Watch & Jewellery Ltd.*	920,000	33,172
Giordano International Ltd.	634,000	341,846
Hang Lung Group Ltd.	136,000	471,906
Hang Lung Properties Ltd.	251,000	529,271
Hanison Construction Holdings Ltd.	56,829	10,222
Henderson Land Development Co. Ltd.	82,887	439,300
HKR International Ltd.*	233,600	106,788
HKT Trust & HKT Ltd.	578,000	707,965
Hongkong & Shanghai Hotels Ltd. (The)	84,500	93,538
Hongkong Land Holdings Ltd.	243,800	1,540,816
Hopewell Holdings Ltd.	153,000	526,977
Huabao International Holdings Ltd.*	554,000	234,388
Hysan Development Co. Ltd.	177,000	729,956
Jardine Strategic Holdings Ltd.	68,699	2,280,807
Kerry Properties Ltd.	117,000	316,395
Kingboard Chemical Holdings Ltd.	110,000	332,209
Lai Sun Development Co. Ltd.	6,355,000	119,095
Lai Sun Garment International Ltd.	550,000	114,721
Lifestyle International Holdings Ltd.	526,500	677,199

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Link REIT, REIT	549,500	$3,562,449
Real Nutriceutical Group Ltd.	1,541,000	116,853
Sa Sa International Holdings Ltd.	960,000	380,484
Sands China Ltd.	445,600	1,922,396
Sino Land Co. Ltd.	622,000	927,432
Sitoy Group Holdings Ltd.	271,000	70,542
SmarTone Telecommunications Holdings Ltd.	119,000	159,748
Soundwill Holdings Ltd.	28,000	50,858
Sun Hung Kai Properties Ltd.	100,000	1,259,248
Sunlight Real Estate Investment Trust, REIT	513,000	295,235
Swire Pacific Ltd. (Class A Stock)	91,000	865,936
Swire Properties Ltd.	214,600	590,771
Texwinca Holdings Ltd.	150,000	97,916
Wharf Holdings Ltd. (The)	297,000	1,967,322
Wheelock & Co. Ltd.	195,000	1,094,388

		32,159,056

Hungary
MOL Hungarian Oil & Gas PLC	5,832	408,944

India — 0.1%
HDFC Bank Ltd., ADR	84,907	5,152,157
Infosys Ltd., ADR(a)	199,800	2,963,034

		8,115,191

Indonesia
Bank Negara Indonesia Persero Tbk PT	1,916,600	782,471
United Tractors Tbk PT	234,400	368,780
Vale Indonesia Tbk PT*	1,578,700	327,361

		1,478,612

Ireland
Anglo Irish Bank Corp. PLC*^	23,146	—
Independent News & Media PLC*	255,755	34,289
Kerry Group PLC (Class A Stock)	28,320	2,023,101

		2,057,390

Israel — 0.2%
Bank Hapoalim BM	323,557	1,920,478
Bank Leumi Le-Israel BM*	228,550	939,245
Check Point Software Technologies Ltd.*(a)	52,027	4,394,200
First International Bank of Israel Ltd.	2,038	29,866
Ituran Location and Control Ltd.	8,802	233,253
Matrix IT Ltd.	10,173	81,075
Teva Pharmaceutical Industries Ltd., ADR	184,450	6,686,313

		14,284,430

Italy — 0.1%
ASTM SpA	38,770	422,707
Banca Mediolanum SpA	82,692	593,161
Banca Popolare dell’Etruria e del Lazio SC*^(a)	59,346	—
Enel SpA	117,055	514,540
Intesa Sanpaolo SpA	2,120,378	5,371,238
Mediobanca SpA	373,163	3,039,083
Societa Cattolica di Assicurazioni SCRL	36,505	213,726

		10,154,455

Japan — 2.0%
Achilles Corp.	3,700	49,554

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Aica Kogyo Co. Ltd.	36,400	$958,233
Aichi Bank Ltd. (The)	700	39,491
Alpine Electronics, Inc.	20,200	262,084
Aozora Bank Ltd.	493,000	1,741,895
Asahi Broadcasting Corp.	14,300	85,430
Asahi Holdings, Inc.	11,500	199,359
Astellas Pharma, Inc.	530,600	7,361,202
Awa Bank Ltd. (The)	46,000	280,323
Bank of Kyoto Ltd. (The)	195,000	1,445,450
BML, Inc.	8,400	199,982
Bridgestone Corp.(a)	65,100	2,342,349
Central Japan Railway Co.	33,900	5,566,028
Chiba Bank Ltd. (The)	122,000	747,876
Corona Corp.	17,400	170,832
Daicel Corp.	74,000	813,559
Daikin Industries Ltd.	58,800	5,386,603
Dainichi Co. Ltd.	6,700	40,696
Daiwa Industries Ltd.	47,600	360,852
Enplas Corp.	4,500	132,462
F@N Communications, Inc.	38,300	242,416
FANUC Corp.	21,700	3,630,291
Foster Electric Co. Ltd.	7,900	148,830
Fuji Heavy Industries Ltd.	197,900	8,063,319
Fuji Kosan Co. Ltd.	8,900	34,509
FUJIFILM Holdings Corp.	14,600	552,841
Fujikura Kasei Co. Ltd.	8,100	45,413
Fujishoji Co. Ltd.	10,700	119,043
Future Corp.	8,000	49,567
Gendai Agency, Inc.	24,200	114,421
Geo Holdings Corp.	26,700	310,372
Gree, Inc.	59,800	314,259
GungHo Online Entertainment, Inc.(a)	435,400	925,163
Hachijuni Bank Ltd. (The)	191,400	1,107,510
Happinet Corp.(a)	18,600	203,037
Hard Off Corp. Co. Ltd.	11,600	121,523
Heiwa Corp.	45,700	1,044,078
HI-LEX Corp.	7,000	176,268
Ichirokudo Co. Ltd.	7,500	25,673
Imasen Electric Industrial	19,300	165,182
Inpex Corp.	233,400	2,333,022
Iwatsu Electric Co. Ltd.*	50,000	35,895
Iyo Bank Ltd. (The)	232,500	1,600,154
Japan Airlines Co. Ltd.	17,300	504,828
Japan Petroleum Exploration Co. Ltd.	32,300	716,075
Japan Post Bank Co. Ltd.	172,800	2,070,758
Japan Post Holdings Co. Ltd.	56,700	705,999
JSR Corp.	56,000	881,460
Kaken Pharmaceutical Co. Ltd.	58,200	3,082,115
Kanamoto Co. Ltd.	15,800	417,299
Kanematsu Electronics Ltd.	11,900	254,992
Kato Sangyo Co. Ltd.	8,600	201,038
KDDI Corp.	454,600	11,480,004
Keihin Corp.	24,200	422,953
Keyence Corp.	6,600	4,516,047
Konishi Co. Ltd.	20,400	219,268
Kosaido Co. Ltd.*	24,800	76,243
Kubota Corp.	332,600	4,739,822
Kyushu Financial Group, Inc.	60	407
Lawson, Inc.	68,200	4,787,079

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Lintec Corp.	20,800	$452,582
Maeda Road Construction Co. Ltd.	41,000	683,780
Marvelous, Inc.(a)	28,200	186,432
Meiko Network Japan Co. Ltd.	12,300	114,067
Mirait Holdings Corp.(a)	32,300	291,097
Mitsubishi Steel Manufacturing Co. Ltd.	39,000	75,814
Mitsuboshi Belting Ltd.	20,000	170,065
Mitsui Matsushima Co. Ltd.	9,800	108,023
Mixi, Inc.	33,300	1,213,387
Nagase & Co. Ltd.	8,700	113,454
Namura Shipbuilding Co. Ltd.	34,200	233,230
Neturen Co. Ltd.	52,100	400,192
Nexon Co. Ltd.	122,700	1,773,161
NHK Spring Co. Ltd.	63,600	604,864
Nichirin Co. Ltd.	11,880	178,685
Nippon Denko Co. Ltd.	70,300	144,129
Nippon Electric Glass Co. Ltd.	83,000	447,823
Nippon Pillar Packing Co. Ltd.	8,600	89,813
Nippon Signal Co. Ltd.	17,000	143,643
Nippon Telegraph & Telephone Corp.	87,300	3,674,908
Nissin Kogyo Co. Ltd.	35,200	555,464
Nittetsu Mining Co. Ltd.	3,000	141,477
Nitto Kogyo Corp.	9,900	134,790
NTT DOCOMO, Inc.	302,300	6,875,897
NuFlare Technology, Inc.	2,000	121,252
Ohara, Inc.	4,200	29,763
ORIX Corp.	578,400	9,002,365
Osaka Gas Co. Ltd.	247,000	947,754
Press Kogyo Co. Ltd.	46,900	206,700
Riken Corp.	5,200	196,608
Sakai Chemical Industry Co. Ltd.	21,000	70,070
San-In Godo Bank Ltd. (The)	57,000	474,883
Seino Holdings Co. Ltd.	35,400	392,248
Sekisui Jushi Corp.	29,700	468,176
Shikoku Chemicals Corp.	11,000	99,760
Shin-Etsu Polymer Co. Ltd.	51,300	400,063
Shinsei Bank Ltd.	554,000	927,032
Shizuoka Bank Ltd. (The)	98,000	822,469
Sinko Industries Ltd.	39,700	474,859
SMC Corp.	18,300	4,354,019
SNT Corp.	30,200	170,493
Sony Financial Holdings, Inc.	123,700	1,928,289
SRA Holdings	5,700	125,092
Sumitomo Densetsu Co. Ltd.	14,300	156,752
Sumitomo Mitsui Financial Group, Inc.	189,600	7,220,532
Sumitomo Rubber Industries Ltd.	86,100	1,362,304
Suntory Beverage & Food Ltd.	55,800	2,311,326
Suzuki Motor Corp.	22,000	772,395
T. RAD Co. Ltd.	58,000	144,214
TBK Co. Ltd.	29,000	123,276
Techno Medica Co. Ltd.	4,200	70,482
Toagosei Co. Ltd.	37,800	371,020
Tokai Corp.	21,200	721,221
Token Corp.	7,450	528,402
Tokyo Seimitsu Co. Ltd.	9,400	277,909
Toppan Forms Co. Ltd.	21,500	223,848
Toyo Kohan Co. Ltd.	14,000	44,186
Toyo Machinery & Metal Co. Ltd.	11,900	45,562
Toyoda Gosei Co. Ltd.	25,400	592,815

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Toyota Boshoku Corp.	24,000	$550,178
TPR Co. Ltd.	9,000	252,555
TS Tech Co. Ltd.	31,000	796,947
Unipres Corp.	25,900	514,260
Utoc Corp.	15,400	53,605
Wakita & Co. Ltd.	12,800	106,452
Yamanashi Chuo Bank Ltd. (The)	10,000	47,532
Yamato Kogyo Co. Ltd.	8,400	234,271
Yamazen Corp.	53,200	443,834
Yodogawa Steel Works Ltd.	5,300	138,125
Yuasa Trading Co. Ltd.	8,000	199,281
Yurtec Corp.	20,000	135,472

		143,080,861

Kazakhstan
KCell JSC, GDR, RegS	36,870	123,330

Malaysia
British American Tobacco Malaysia Bhd	27,800	276,155

Mexico
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	442,600	797,035

Netherlands — 0.2%
Aegon NV	121,349	666,651
Arcadis NV	31,406	440,138
ASML Holding NV	34,105	3,822,176
BinckBank NV	31,840	184,114
Boskalis Westminster	33,228	1,152,753
Euronext NV, 144A	9,970	410,925
NN Group NV	60,859	2,060,239
Royal Dutch Shell PLC (Class A Stock), (XEQT)	188,605	5,144,330

		13,881,326

New Zealand
SKY Network Television Ltd.	94,355	297,829
Trade Me Group Ltd.	56,038	194,864

		492,693

Norway — 0.3%
Aker Solutions ASA*	107,886	515,794
DNB ASA	154,908	2,299,656
Fred Olsen Energy ASA*	24,297	88,972
Petroleum Geo-Services ASA*	79,414	267,586
Prosafe SE*	3,135	13,408
Statoil ASA(a)	784,269	14,314,230
Telenor ASA	83,271	1,242,963
TGS Nopec Geophysical Co. ASA	17,206	381,435
Yara International ASA	63,687	2,505,387

		21,629,431

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR	92,700	1,045,656
Credicorp Ltd.	28,560	4,508,482

		5,554,138

Philippines
Manila Water Co., Inc.	155,300	90,552
Nickel Asia Corp.	3,186,800	509,189

		599,741

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Poland — 0.1%
KGHM Polska Miedz SA	87,015	$1,913,555
Polskie Gornictwo Naftowe i Gazownictwo SA	1,214,577	1,632,071
Powszechna Kasa Oszczednosci Bank Polski SA*	138,895	933,018
Tauron Polska Energia SA*	643,439	438,028

		4,916,672

Portugal
Altri SGPS SA	22,521	91,582

Puerto Rico
Triple-S Management Corp. (Class B Stock)*	7,600	157,320

Russia — 0.2%
Gazprom PJSC, ADR	291,624	1,484,366
Lukoil PJSC, ADR	53,753	3,015,543
MegaFon PJSC, GDR, RegS	39,856	376,639
MMC Norilsk Nickel PJSC, ADR(a)	101,269	1,700,307
Mobile TeleSystems PJSC, ADR	65,500	596,705
Severstal PJSC, GDR, RegS	34,476	524,035
Surgutneftegas OJSC, ADR(a)	309,696	1,548,480
Tatneft PJSC, ADR(a)	42,980	1,771,636

		11,017,711

Singapore — 0.1%
Boustead Projects Ltd.*	46,200	23,207
Boustead Singapore Ltd.	154,000	85,324
CapitaLand Commercial Trust, REIT	534,100	544,126
CapitaLand Mall Trust, REIT	639,700	829,725
CapitaLand Retail China Trust, REIT	189,000	178,717
Haw Par Corp. Ltd.	6,600	41,360
Hong Fok Corp. Ltd.	267,590	116,089
Hong Leong Finance Ltd.	34,000	50,144
Kulicke & Soffa Industries, Inc.*	28,400	452,980
M1 Ltd.(a)	309,900	418,786
Mapletree Greater China Commercial Trust, REIT	284,200	185,874
Mapletree Industrial Trust, REIT	417,900	474,389
Metro Holdings Ltd.	90,000	61,781
Singapore Telecommunications Ltd.	1,824,300	4,576,142
UMS Holdings Ltd.	130,000	54,716
UOL Group Ltd.	113,500	467,912
Venture Corp. Ltd.	32,800	223,405
Wing Tai Holdings Ltd.	70,300	77,000

		8,861,677

South Africa — 0.2%
AECI Ltd.	16,944	124,885
Gold Fields Ltd., ADR	235,000	707,350
Harmony Gold Mining Co. Ltd., ADR(a)	280,000	618,800
Kumba Iron Ore Ltd.*(a)	75,902	873,118
Lewis Group Ltd.	18,684	57,198
Liberty Holdings Ltd.	102,141	819,798
MMI Holdings Ltd.	369,239	630,576
Mondi PLC	20,843	425,664
MTN Group Ltd.	287,988	2,637,597
Net 1 UEPS Technologies, Inc.*	24,400	280,112
Sanlam Ltd.	359,433	1,644,130
Truworths International Ltd.	367,872	2,127,590

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Vodacom Group Ltd.	241,712	$2,677,794
Wilson Bayly Holmes-Ovcon Ltd.	14,421	161,694

		13,786,306

South Korea — 0.4%
Dongil Industries Co. Ltd.*	1,090	75,184
Dongyang E&P, Inc.*	8,974	97,277
e-LITECOM Co. Ltd.*	5,843	45,916
Hana Financial Group, Inc.	24,522	632,914
Hankook Tire Co. Ltd.*	32,877	1,580,584
Hyundai Mobis Co. Ltd.*	8,321	1,816,667
Kangwon Land, Inc.*	42,361	1,253,486
KB Financial Group, Inc.*	41,049	1,450,650
Korea Petrochemical Ind Co. Ltd.*	515	117,209
KT&G Corp.	33,325	2,787,630
LG Chem Ltd.*	5,338	1,151,123
Lotte Chemical Corp.*	1,685	513,489
POSCO	3,003	637,581
POSCO Chemtech Co. Ltd.*	11,358	112,671
Samsung Electronics Co. Ltd.	6,170	9,182,892
Shinhan Financial Group Co. Ltd.*	36,531	1,369,956
SK Telecom Co. Ltd.	15,097	2,798,094

		25,623,323

Spain — 0.1%
Cia de Distribucion Integral Logista Holdings SA	36,598	846,849
Endesa SA	23,341	493,619
Ercros SA*	82,056	158,824
Grupo Catalana Occidente SA	19,659	642,562
Repsol SA	222,887	3,132,274
Viscofan SA	16,827	828,595

		6,102,723

Sweden — 0.3%
Alfa Laval AB	164,884	2,719,822
Axfood AB	66,686	1,047,171
B&B Tools AB (Class B Stock)	5,074	106,269
Boliden AB	34,696	901,229
Hexagon AB (Class B Stock)	44,220	1,574,937
Intrum Justitia AB	72,587	2,447,208
Investor AB (Class B Stock)	39,159	1,459,070
Skandinaviska Enskilda Banken AB (Class A Stock)	506,450	5,292,500
SKF AB (Class B Stock)	133,894	2,455,103
Swedish Match AB	57,147	1,813,160
Telefonaktiebolaget LM Ericsson (Class B Stock)	260,173	1,524,867
Telia Co. AB	446,166	1,792,336
Tethys Oil AB	26,209	226,545

		23,360,217

Switzerland — 0.8%
ABB Ltd.*	214,124	4,505,538
BKW AG	4,113	198,700
Bucher Industries AG	1,080	265,673
Credit Suisse Group AG*	112,678	1,610,285
Kuehne + Nagel International AG	9,098	1,200,924
Lonza Group AG*	23,281	4,023,636
Nestle SA	229,528	16,442,832

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Novartis AG	101,812	$7,404,125
Roche Holding AG	60,883	13,878,436
Swiss Re AG	34,024	3,219,110
UBS Group AG	184,729	2,888,323
Wizz Air Holdings PLC, 144A*	6,289	138,748

		55,776,330

Taiwan — 0.4%
104 Corp.	14,000	60,753
Ardentec Corp.	223,210	164,625
Chimei Materials Technology Corp.	179,000	75,854
Chunghwa Telecom Co. Ltd.	823,000	2,584,283
Cleanaway Co. Ltd.	99,000	504,662
Cyberlink Corp.	29,680	71,429
Draytek Corp.	51,000	47,190
DYNACOLOR, Inc.	41,000	57,218
E Ink Holdings, Inc.	260,000	185,417
Elite Advanced Laser Corp.	33,600	134,204
Elite Material Co. Ltd.	80,000	222,438
Everlight Electronics Co. Ltd.	196,000	279,753
Far EasTone Telecommunications Co. Ltd.	259,000	582,244
FLEXium Interconnect, Inc.	70,343	184,206
Foxconn Technology Co. Ltd.	430,000	1,131,344
Greatek Electronics, Inc.	315,000	380,213
Holtek Semiconductor, Inc.	67,000	102,511
Hon Hai Precision Industry Co. Ltd.	558,000	1,451,407
Inventec Corp.	457,000	311,753
KD Holding Corp.	9,000	48,492
Kinsus Interconnect Technology Corp.	310,000	681,436
LCY Chemical Corp.	238,000	327,690
Lite-On Technology Corp.	589,166	886,018
Lumax International Corp. Ltd.	97,000	158,413
New Era Electronics Co. Ltd.	56,000	37,235
Novatek Microelectronics Corp.	367,000	1,206,181
Phison Electronics Corp.	161,000	1,266,226
Quanta Computer, Inc.	169,000	314,913
Simplo Technology Co. Ltd.	122,000	350,866
Sirtec International Co. Ltd.	49,000	66,528
Sonix Technology Co. Ltd.	160,000	158,586
Taiwan Secom Co. Ltd.	65,000	178,844
Taiwan Semiconductor Manufacturing Co. Ltd.	1,402,000	7,852,961
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	220,485	6,338,944
Transcend Information, Inc.	133,000	351,332
Tripod Technology Corp.	87,000	196,461
United Integrated Services Co. Ltd.	85,000	129,933
Vanguard International Semiconductor Corp.	315,000	545,824

		29,628,387

Thailand — 0.2%
Advanced Info Service PCL, NVDR	749,700	3,070,413
Bangkok Bank PCL, NVDR(a)	426,300	1,892,757
BEC World PCL, NVDR	269,800	124,906
Kasikornbank PCL, NVDR	908,600	4,487,490
Pruksa Holding PCL, NVDR	478,100	300,394
PTT Exploration & Production PCL, NVDR	984,600	2,637,236
Siam Cement PCL (The), NVDR	189,700	2,623,054

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand (continued)
Siam Commercial Bank PCL (The), NVDR	219,900	$932,559

		16,068,809

Turkey — 0.1%
Adana Cimento Sanayii TAS (Class C Stock)	186,638	44,386
Akcansa Cimento A/S	30,406	118,069
Eregli Demir ve Celik Fabrikalari TAS	569,964	829,262
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	64,388	38,310
Koza Altin Isletmeleri A/S*	98,287	453,885
Koza Anadolu Metal Madencilik Isletmeleri A/S*	294,931	178,921
Soda Sanayii A/S	241,683	362,393
TAV Havalimanlari Holding A/S	68,236	271,051
Turkiye Garanti Bankasi A/S	666,770	1,437,971
Turkiye Is Bankasi (Class C Stock)	662,156	971,088

		4,705,336

United Kingdom — 1.5%
Admiral Group PLC	32,047	720,712
Ashmore Group PLC	346,606	1,204,715
AstraZeneca PLC	25,595	1,397,694
Barclays PLC	1,241,835	3,408,048
Beazley PLC	105,463	504,090
Burberry Group PLC	100,099	1,844,728
Cairn Energy PLC*	113,327	329,272
Capita PLC	102,094	667,555
Close Brothers Group PLC	42,019	746,290
Computacenter PLC	3,959	38,965
Dart Group PLC	96,858	590,794
Debenhams PLC	113,570	80,155
Diageo PLC	219,679	5,700,672
Dunelm Group PLC	51,113	506,642
Gem Diamonds Ltd.	33,876	46,023
GKN PLC	205,098	835,963
GlaxoSmithKline PLC	253,556	4,870,461
Go-Ahead Group PLC	14,715	405,153
Halfords Group PLC	133,060	600,952
Hansteen Holdings PLC, REIT	127,044	178,063
Highland Gold Mining Ltd.	226,955	386,539
HSBC Holdings PLC, (QMTF)	658,913	5,316,547
HSBC Holdings PLC, (XHKG)	313,600	2,507,623
IG Group Holdings PLC	208,107	1,264,764
IMI PLC	387,218	4,952,080
Imperial Brands PLC	182,091	7,935,671
Indivior PLC	587,641	2,141,167
Ithaca Energy, Inc.*	227,009	277,435
ITV PLC	1,353,554	3,436,703
Legal & General Group PLC	854,802	2,604,065
Lloyds Banking Group PLC	5,725,018	4,396,140
Lonmin PLC*	269,507	466,730
Marks & Spencer Group PLC	249,901	1,076,502
Meggitt PLC	167,611	946,537
Mitie Group PLC	211,311	583,483
Next PLC	25,391	1,557,637
Novae Group PLC	5,534	46,918
Ophir Energy PLC*	263,733	312,149
PayPoint PLC	19,721	244,405
Persimmon PLC	19,837	432,799

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
Playtech PLC	250,370	$2,547,241
QinetiQ Group PLC	72,130	233,504
Reckitt Benckiser Group PLC	119,645	10,134,948
Restaurant Group PLC (The)	168,183	672,210
Rio Tinto Ltd.	216,311	9,267,023
Rio Tinto PLC	79,811	3,047,043
Royal Bank of Scotland Group PLC*	1,246,284	3,443,697
Royal Mail PLC	210,446	1,196,264
RPS Group PLC	48,745	133,503
Senior PLC	136,503	326,443
Soco International PLC	124,723	244,750
Standard Chartered PLC*	218,765	1,784,022
Subsea 7 SA*	147,189	1,858,891
Unilever NV, CVA(a)	133,440	5,481,579
WH Smith PLC	62,707	1,201,524
Whitbread PLC	31,373	1,459,424
William Hill PLC	437,808	1,563,749
Worldpay Group PLC, 144A	479,289	1,591,293

		111,749,949

United States — 11.4%
AbbVie, Inc.	82,000	5,134,840
AECOM*(a)	52,567	1,911,336
Aetna, Inc.	17,516	2,172,159
Aflac, Inc.	47,900	3,333,840
Alacer Gold Corp.*	61,400	102,436
Alaska Air Group, Inc.	13,400	1,188,982
Alcoa Corp.	116,027	3,258,038
Ally Financial, Inc.	116,300	2,212,026
Alphabet, Inc. (Class A Stock)*	26,938	21,347,018
Altria Group, Inc.	34,400	2,326,128
Amazon.com, Inc.*	19,730	14,794,935
Amdocs Ltd.	43,318	2,523,274
American Eagle Outfitters, Inc.(a)	37,700	571,909
American Equity Investment Life Holding Co.	46,300	1,043,602
American Express Co.	30,200	2,237,216
American Financial Group, Inc.	20,900	1,841,708
Amgen, Inc.	82,912	12,122,563
Anthem, Inc.	15,200	2,185,304
Apple, Inc.	177,874	20,601,367
Archer-Daniels-Midland Co.	43,800	1,999,470
Argonaut Gold, Inc.*	65,700	103,738
Artisan Partners Asset Management, Inc. (Class A Stock)	9,500	282,625
Assured Guaranty Ltd.	24,200	914,033
Atwood Oceanics, Inc.(a)	78,400	1,029,392
Axis Capital Holdings Ltd.	28,600	1,866,721
Ball Corp.(a)	48,979	3,676,854
Bank of America Corp.	222,500	4,917,250
Bed Bath & Beyond, Inc.(a)	33,300	1,353,312
Bemis Co., Inc.	16,500	789,030
Best Buy Co., Inc.(a)	33,500	1,429,445
Biogen, Inc.*	11,991	3,400,408
BlackRock, Inc.	13,778	5,243,080
Boeing Co. (The)	18,300	2,848,944
Brinker International, Inc.(a)	32,600	1,614,678
Buckle, Inc. (The)(a)	51,200	1,167,360
C&F Financial Corp.	547	27,268

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
CA, Inc.	80,300	$2,551,131
Capital One Financial Corp.	20,800	1,814,592
CARBO Ceramics, Inc.*(a)	52,600	550,196
Cardinal Health, Inc.	15,100	1,086,747
Carnival Corp.	42,588	2,217,131
Caterpillar, Inc.(a)	64,124	5,946,860
Cato Corp. (The) (Class A Stock)	15,100	454,208
Charter Communications, Inc. (Class A Stock)*	14,961	4,307,571
Chesapeake Lodging Trust, REIT	29,908	773,421
Chevron Corp.	46,896	5,519,659
Chico’s FAS, Inc.	52,500	755,475
Chubb Ltd.	35,978	4,753,413
Cimarex Energy Co.	59,419	8,075,042
Cisco Systems, Inc.	234,800	7,095,656
Citigroup, Inc.	443,557	26,360,593
Civeo Corp.*	164,400	361,680
CNA Financial Corp.	5,700	236,550
Coach, Inc.	18,984	664,820
Coca-Cola Co. (The)	105,800	4,386,468
Cognizant Technology Solutions Corp. (Class A Stock)*	44,896	2,515,523
Colgate-Palmolive Co.	101,316	6,630,119
Comcast Corp. (Class A Stock)	240,113	16,579,803
Cooper Tire & Rubber Co.	12,400	481,740
Costco Wholesale Corp.	39,698	6,356,047
Coty, Inc. (Class A Stock)	94,396	1,728,391
CSG Systems International, Inc.	26,800	1,297,120
Cummins, Inc.	43,100	5,890,477
Danaher Corp.	73,080	5,688,547
Darden Restaurants, Inc.(a)	30,900	2,247,048
Delphi Automotive PLC	42,300	2,848,905
Delta Air Lines, Inc.(a)	9,500	467,305
Deluxe Corp.	37,100	2,656,731
Dillard’s, Inc. (Class A Stock)(a)	7,000	438,830
Discover Financial Services	113,873	8,209,105
Dow Chemical Co. (The)	190,765	10,915,573
Eastman Chemical Co.	12,600	947,646
Eaton Corp. PLC	45,400	3,045,886
eBay, Inc.*	98,500	2,924,465
Electronic Arts, Inc.*	49,906	3,930,597
Eli Lilly & Co.	46,041	3,386,316
Emerson Electric Co.	97,400	5,430,050
Energizer Holdings, Inc.	10,900	486,249
Ennis, Inc.	7,400	128,390
Ensco PLC (Class A Stock)	36,100	350,892
Estee Lauder Cos., Inc. (The) (Class A Stock)	72,436	5,540,630
Everest Re Group Ltd.	10,600	2,293,840
Express Scripts Holding Co.*	97,500	6,707,025
Exterran Corp.*	9,999	238,976
Extra Space Storage, Inc., REIT(a)	37,761	2,916,660
Exxon Mobil Corp.	154,808	13,972,970
Facebook, Inc. (Class A Stock)*	58,283	6,705,459
FBL Financial Group, Inc. (Class A Stock)	3,005	234,841
Federated Investors, Inc. (Class B Stock)(a)	27,100	766,388
Federated National Holding Co.	20,800	388,752
FedEx Corp.	14,517	2,703,065
Fifth Third Bancorp	147,859	3,987,757

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
First American Financial Corp.	11,600	$424,908
Flowers Foods, Inc.(a)	120,100	2,398,397
Fortive Corp.	58,993	3,163,795
Fossil Group, Inc.*	15,400	398,244
GameStop Corp. (Class A Stock)(a)	31,600	798,216
Gannett Co., Inc.	74,500	723,395
Gap, Inc. (The)(a)	51,500	1,155,660
Garmin Ltd.(a)	49,600	2,405,104
General Mills, Inc.	79,100	4,886,007
Genuine Parts Co.	16,500	1,576,410
Gilead Sciences, Inc.	51,400	3,680,754
GNC Holdings, Inc. (Class A Stock)(a)	39,100	431,664
Goldman Sachs Group, Inc. (The)	13,080	3,132,006
Gramercy Property Trust, REIT	206,713	1,897,625
Halliburton Co.	84,091	4,548,482
HCA Holdings, Inc.*	41,643	3,082,415
HCI Group, Inc.(a)	15,400	607,992
Hess Corp.	101,797	6,340,935
Hewlett Packard Enterprise Co.	321,622	7,442,333
Hillenbrand, Inc.	52,900	2,028,715
Home Depot, Inc. (The)	72,528	9,724,554
Honeywell International, Inc.	24,104	2,792,448
Horace Mann Educators Corp.	22,518	963,770
HP, Inc.	203,500	3,019,940
Huntington Ingalls Industries, Inc.	17,128	3,154,806
Ingersoll-Rand PLC	69,545	5,218,657
Intel Corp.	385,695	13,989,158
International Business Machines Corp.	41,500	6,888,585
International Paper Co.	153,526	8,146,090
j2 Global, Inc.(a)	29,300	2,396,740
John Wiley & Sons, Inc. (Class A Stock)	37,576	2,047,892
Johnson & Johnson	130,753	15,064,053
JPMorgan Chase & Co.	203,139	17,528,864
Kimberly-Clark Corp.	44,100	5,032,692
KLA-Tencor Corp.	17,500	1,376,900
Kohl’s Corp.(a)	17,600	869,088
L Brands, Inc.	12,400	816,416
Lazard Ltd. (Class A Stock)	47,300	1,943,557
Lear Corp.	7,200	953,064
Lincoln National Corp.	18,600	1,232,622
LyondellBasell Industries NV (Class A Stock)	69,063	5,924,224
Marathon Oil Corp.(a)	207,500	3,591,825
Marathon Petroleum Corp.	25,200	1,268,820
Mattel, Inc.(a)	54,700	1,506,985
Maxim Integrated Products, Inc.	45,300	1,747,221
McKesson Corp.	27,700	3,890,465
Medallion Financial Corp.(a)	5,700	17,214
Medtronic PLC	49,140	3,500,242
Merck & Co., Inc.	163,356	9,616,768
Meredith Corp.(a)	26,800	1,585,220
MetLife, Inc.	127,507	6,871,352
MGIC Investment Corp.*	298,912	3,045,913
Michael Kors Holdings Ltd.*	15,500	666,190
Microsoft Corp.	207,620	12,901,507
Mohawk Industries, Inc.*	18,792	3,752,387
Molina Healthcare, Inc.*(a)	18,400	998,384
Mondelez International, Inc. (Class A Stock)	90,284	4,002,290
Monster Beverage Corp.*	33,984	1,506,851

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Morgan Stanley	89,100	$3,764,475
Mosaic Co. (The)(a)	36,000	1,055,880
Movado Group, Inc.	10,100	290,375
Nasdaq, Inc.	49,785	3,341,569
National Western Life Group, Inc. (Class A Stock)	3,000	932,400
NetApp, Inc.	56,900	2,006,863
NeuStar, Inc. (Class A Stock)*	42,100	1,406,140
Newell Brands, Inc.	77,733	3,470,778
NextEra Energy, Inc.	43,422	5,187,192
Noble Corp. PLC(a)	41,500	245,680
Nu Skin Enterprises, Inc. (Class A Stock)	24,600	1,175,388
Occidental Petroleum Corp.	184,489	13,141,151
Omnicom Group, Inc.	44,100	3,753,351
Oracle Corp.	175,700	6,755,665
O’Reilly Automotive, Inc.*(a)	16,905	4,706,521
Packaging Corp. of America	32,200	2,731,204
PepsiCo, Inc.	59,100	6,183,633
Pfizer, Inc.	354,800	11,523,903
Philip Morris International, Inc.	43,400	3,970,666
Pinnacle West Capital Corp.	48,161	3,758,003
Pitney Bowes, Inc.	52,200	792,918
Principal Financial Group, Inc.	44,600	2,580,556
Procter & Gamble Co. (The)	80,100	6,734,808
QEP Resources, Inc.*	39,000	717,990
QUALCOMM, Inc.	104,500	6,813,400
Quest Diagnostics, Inc.	50,824	4,670,726
Ralph Lauren Corp.(a)	12,500	1,129,000
Rayonier Advanced Materials, Inc.(a)	19,600	303,016
Raytheon Co.	38,694	5,494,547
Reliance Steel & Aluminum Co.	17,000	1,352,180
Renewable Energy Group, Inc.*(a)	25,300	245,410
Robert Half International, Inc.	26,800	1,307,304
Rockwell Automation, Inc.	13,894	1,867,354
Rowan Cos. PLC (Class A Stock)*(a)	54,300	1,025,727
RPX Corp.*	21,000	226,800
salesforce.com, Inc.*	58,794	4,025,037
Samsonite International SA	395,700	1,126,391
SBA Communications Corp. (Class A Stock)*	26,086	2,693,640
Schlumberger Ltd.(a)	75,572	6,344,269
Schweitzer-Mauduit International, Inc.	27,100	1,233,863
Scripps Networks Interactive, Inc. (Class A Stock)(a)	57,700	4,118,049
Shire PLC	76,075	4,343,851
Sonoco Products Co.	56,458	2,975,337
Spok Holdings, Inc.	1,009	20,937
Staples, Inc.	70,200	635,310
Starbucks Corp.	86,291	4,790,876
Synaptics, Inc.*(a)	17,200	921,576
T. Rowe Price Group, Inc.	43,700	3,288,862
Taro Pharmaceutical Industries Ltd.*(a)	26,000	2,737,020
Teradata Corp.*(a)	65,700	1,785,069
Terra Nitrogen Co. LP, MLP	2,800	287,588
Tessera Holding Corp.	13,930	615,706
Texas Instruments, Inc.	98,793	7,208,925
Thermo Fisher Scientific, Inc.	56,910	8,030,000
Tilly’s, Inc. (Class A Stock)*	11,300	149,047
Timken Co. (The)	22,100	877,370

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
TJX Cos., Inc. (The)	60,038	$4,510,655
Transocean Ltd.*(a)	33,600	495,264
Tupperware Brands Corp.(a)	41,387	2,177,784
United Insurance Holdings Corp.	10,700	161,998
United Therapeutics Corp.*(a)	29,700	4,259,871
UnitedHealth Group, Inc.	75,863	12,141,115
Universal Corp.	19,500	1,243,125
Universal Health Services, Inc. (Class B Stock)	18,400	1,957,392
Universal Insurance Holdings, Inc.(a)	49,700	1,411,480
USANA Health Sciences, Inc.*	6,504	398,045
Valero Energy Corp.	50,000	3,416,000
Validus Holdings Ltd.	44,700	2,458,947
Viacom, Inc. (Class B Stock)	60,900	2,137,590
Visa, Inc. (Class A Stock)(a)	120,872	9,430,433
Vishay Intertechnology, Inc.(a)	38,000	615,600
Voya Financial, Inc.	48,700	1,910,014
Waddell & Reed Financial, Inc. (Class A Stock)(a)	49,000	955,990
Walgreens Boots Alliance, Inc.	70,136	5,804,455
Wal-Mart Stores, Inc.	98,200	6,787,584
Walt Disney Co. (The)	47,171	4,916,162
WellCare Health Plans, Inc.*	4,300	589,444
Wells Fargo & Co.	160,489	8,844,549
Western Union Co. (The)(a)	149,452	3,246,097
Williams-Sonoma, Inc.(a)	25,700	1,243,623

		828,182,944

TOTAL COMMON STOCKS (cost $1,612,629,134)		1,656,402,469

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
Banco do Estado do Rio Grande do Sul SA (PRFC B)	132,000	418,545
Cia Energetica de Sao Paulo (PRFC B)	178,900	741,500
Itausa – Investimentos Itau SA (PRFC)	547,664	1,393,264
Telefonica Brasil SA (PRFC)	186,100	2,520,444
Vale SA (PRFC)	98,000	702,774
Vale SA (PRFC), ADR(a)	87,900	605,631

		6,382,158

Germany
KSB AG (PRFC Shares)	248	92,690
Porsche Automobil Holding SE (PRFC Shares)	10,941	594,317
STO SE & Co. KGaA (PRFC)	920	89,793

		776,800

United States
KeyCorp, Series E*	29,600	774,336
Morgan Stanley, Series I	43,800	1,126,974
Morgan Stanley, Series F	10,650	287,976

		2,189,286

TOTAL PREFERRED STOCKS (cost $10,415,137)		9,348,244

RIGHTS*	Units	Value (Note 2)
Norway
Petroleum Geo-Services ASA, expiring 01/05/17*(a) (cost $0)	8,905	$6,803

UNAFFILIATED FUNDS — 6.8%	Shares
Goldman Sachs Small Cap Value Fund (Institutional Shares)	2,562,325	153,867,605
HICL Infrastructure Co. Ltd.	298,691	605,907
T. Rowe Price Value Fund (Retail Shares)	10,205,034	343,399,394
Tetragon Financial Group Ltd.	36,245	440,014

TOTAL UNAFFILIATED FUNDS (cost $426,703,192)		498,312,920

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 3.7%
Non-Residential Mortgage-Backed Securities
American Express Issuance Trust II, Series 2013-2, Class A
1.134%(c)	08/15/19	1,619	1,625,175
AmeriCredit Automobile Receivables Trust,
Series 2013-1, Class C
1.570%	01/08/19	249	249,541
Series 2013-5, Class C
2.290%	11/08/19	4,095	4,112,529
ARL Second LLC, Series 2014-1A, Class A2, 144A
3.970%	06/15/44	4,220	3,986,115
Barclays Dryrock Issuance Trust,
Series 2014-1, Class A
1.064%(c)	12/16/19	1,280	1,280,000
Series 2014-2, Class A
1.044%(c)	03/16/20	3,880	3,880,672
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A2
1.244%(c)	03/15/23	5,920	5,920,866
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1
1.154%(c)	02/15/22	10,900	10,944,278
CarFinance Capital Auto Trust, Series 2015-1A, Class A, 144A
1.750%	06/15/21	726	726,163
Castle Aircraft Securitization Trust, Series 2015-1A, Class A, 144A
4.703%	12/15/40	1,601	1,620,988
Chase Issuance Trust,
Series 2012-A2, Class A2
0.974%(c)	05/15/19	2,430	2,431,033
Series 2016-A1, Class A
1.114%(c)	05/17/21	9,400	9,429,371
Chrysler Capital Auto Receivables Trust, Series 2014-AA, Class D, 144A
2.640%	07/15/21	4,780	4,748,684

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
CIT Equipment Collateral, Series 2014-VT1, Class A3, 144A
1.500%	10/21/19	4,061	$4,062,208
Citi Held For Asset Issuance, Series 2015-PM1, Class A, 144A
1.850%	12/15/21	98	98,448
CLI Funding V LLC,
Series 2013-1A, Class NOTE, 144A
2.830%	03/18/28	6,982	6,725,572
Series 2013-2A, Class NOTE, 144A
3.220%	06/18/28	1,485	1,436,367
Series 2014-1A, Class A, 144A
3.290%	06/18/29	1,830	1,765,172
Series 2014-2A, Class A, 144A
3.380%	10/18/29	2,784	2,676,485
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 144A
2.820%	03/15/21	116	116,411
CPS Auto Receivables Trust, Series 2014-C, Class A, 144A
1.310%	02/15/19	670	669,353
Cronos Containers Program I Ltd. (Bermuda),
Series 2013-1A, Class A, 144A
3.080%	04/18/28	801	776,961
Series 2014-2A, Class A, 144A
3.270%	11/18/29	2,721	2,631,601
Discover Card Execution Note Trust, Series 2015-A2, Class A
1.900%	10/17/22	10,900	10,853,779
ECAF I Ltd. (Ireland), Series 2015-1A, Class A1, 144A
3.473%	06/15/40	9,832	9,802,912
Element Rail Leasing II LLC (Canada), Series 2015-1A, Class A2, 144A
3.585%	02/19/45	5,795	5,553,754
Flagship Credit Auto Trust,
Series 2014-1, Class B, 144A
2.550%	02/18/20	960	961,608
Series 2015-2, Class A, 144A
1.980%	10/15/20	3,075	3,079,476
Series 2016-1, Class A, 144A
2.770%	12/15/20	2,528	2,546,983
Ford Credit Auto Owner Trust, Series 2016-1, Class A, 144A
2.310%	08/15/27	10,800	10,779,031
Global SC Finance II SRL (Barbados),
Series 2013-1A, Class A, 144A
2.980%	04/17/28	4,582	4,430,570
Series 2014-1A, Class A1, 144A
3.190%	07/17/29	3,413	3,274,036
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 144A
4.060%	01/15/45	6,360	5,945,975
OneMain Financial Issuance Trust,
Series 2014-1A, Class A, 144A
2.430%	06/18/24	2,064	2,064,013
Series 2014-2A, Class A, 144A
2.470%	09/18/24	1,591	1,591,852
Series 2015-1A, Class A, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
3.190%	03/18/26	14,265	$14,366,242
Series 2015-2A, Class A, 144A
2.570%	07/18/25	5,800	5,800,204
Series 2016-1A, Class A, 144A
3.660%	02/20/29	7,650	7,734,124
Series 2016-2A, Class A, 144A
4.100%	03/20/28	1,960	1,998,212
Series 2016-3A, Class A, 144A
3.830%	06/18/31	1,435	1,428,982
Santander Drive Auto Receivables Trust,
Series 2013-3, Class C
1.810%	04/15/19	718	719,089
Series 2013-4, Class C
3.250%	01/15/20	3,380	3,402,050
Series 2013-5, Class C
2.250%	06/17/19	3,760	3,772,563
Series 2014-1, Class C
2.360%	04/15/20	4,394	4,412,333
Series 2014-2, Class C
2.330%	11/15/19	3,010	3,025,053
Series 2014-3, Class C
2.130%	08/17/20	4,385	4,401,047
SoFi Professional Loan Program LLC, Series 2015-B, Class A1, 144A
1.806%(c)	04/25/35	608	610,052
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A
3.050%	04/25/29	8,269	8,310,489
Springleaf Funding Trust, Series 2015-AA, Class A, 144A
3.160%	11/15/24	15,271	15,391,642
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A
1.360%	08/17/20	10,890	10,896,074
TAL Advantage V LLC,
Series 2014-1A, Class A, 144A
3.510%	02/22/39	2,102	2,025,698
Series 2014-1A, Class B, 144A
4.100%	02/22/39	4,895	4,587,281
Series 2014-2A, Class A2, 144A
3.330%	05/20/39	8,082	7,791,901
Textainer Marine Containers III Ltd. (Bermuda),
Series 2013-1A, Class A, 144A
3.900%	09/20/38	1,772	1,753,848
Series 2014-1A, Class A, 144A
3.270%	10/20/39	3,740	3,559,333
Trinity Rail Leasing 2012 LLC, Series 2013-1A, Class A, 144A
3.898%	07/15/43	1,170	1,062,458
Trip Rail Master Funding LLC, Series 2011-1A, Class A2, 144A
6.024%	07/15/41	6,670	7,000,938
United Auto Credit Securitization Trust, Series 2015-1, Class C, 144A
2.250%	06/17/19	2,208	2,208,611
Vb-S1 Issuer LLC, Series 2016-1A, Class C, 144A
3.065%	06/15/46	6,480	6,395,074

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Wendys Funding LLC, Series 2015-1A, Class A2I, 144A
3.371%	06/15/45		4,475	$4,468,530
World Financial Network Credit Card Master Trust, Series 2015-C, Class A
1.260%	03/15/21		10,790	10,796,538

TOTAL ASSET-BACKED SECURITIES (cost $274,212,616)				270,716,348

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
FREMF Mortgage Trust, Series 2013-KF02, Class B, 144A
3.531%(c)	12/25/45		1,249	1,252,530
Government National Mortgage Assoc.,
Series 2011-147, Class IO, IO
0.746%(c)	10/16/44		7,067	179,433
Series 2012-78, Class IO, IO
0.602%(c)	06/16/52		21,404	719,302
Series 2012-123, Class IO, IO
0.835%(c)	12/16/51		14,848	826,641
Series 2012-147, Class AK
2.603%(c)	04/16/54		1,475	1,490,222
Series 2012-152, Class IO, IO
0.754%(c)	01/16/54		12,329	650,301
Series 2014-45, Class BI, IO
0.784%(c)	07/16/54		14,327	714,805
Series 2014-47, Class IA, IO
0.763%(c)	02/16/48		8,237	371,365
Series 2014-155, Class IB, IO
1.261%(c)	08/16/55		14,054	1,086,111
Hilton USA Trust,
Series 2016-HHV, Class C, 144A
4.194%(c)	11/05/38		2,535	2,480,245
Series 2016-HHV, Class D, 144A
4.194%(c)	11/05/38		2,535	2,384,998
LSTAR Commercial Mortgage Trust, Series 2014-2, Class B, 144A
4.205%(c)	01/20/41		1,225	1,226,047

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,865,075)				13,382,000

CORPORATE BONDS — 12.2%
Australia — 0.1%
Australia & New Zealand Banking Group Ltd.,
Jr. Sub. Notes, 144A
6.750%(c)	12/29/49		735	776,620
BHP Billiton Finance USA Ltd.,
Gtd. Notes, 144A
6.250%(c)	10/19/75	(a)	2,025	2,192,468
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, 144A
1.521%(c)	11/07/19		1,330	1,330,600
Sr. Unsec’d. Notes, MTN, 144A
2.000%	09/06/21		2,000	1,943,660

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Australia (continued)
Sydney Airport Finance Co. Pty Ltd.,
Sr. Sec’d. Notes, 144A
3.625%	04/28/26		3,445	$3,387,382

				9,630,730

Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
2.650%	02/01/21		3,090	3,107,752
3.300%	02/01/23	(a)	4,015	4,086,194

				7,193,946

Brazil
Marfrig Holdings Europe BV,
Gtd. Notes, 144A
6.875%	06/24/19		2,370	2,429,250

Canada — 0.7%
Bank of Montreal,
Covered Bonds, 144A
1.950%	01/30/17		5,050	5,053,075
Bank of Nova Scotia (The),
Covered Bonds, 144A
1.950%	01/30/17		5,475	5,484,609
Sr. Unsec’d. Notes
2.450%	03/22/21		1,000	995,897
Barrick Gold Corp.,
Sr. Unsec’d. Notes
4.100%	05/01/23		887	909,921
Barrick North America Finance LLC,
Gtd. Notes
5.750%	05/01/43	(a)	1,865	1,960,374
Calfrac Holdings LP,
Gtd. Notes, 144A
7.500%	12/01/20		514	443,325
Enbridge, Inc.,
Sr. Unsec’d. Notes
5.500%	12/01/46		3,690	3,948,374
Sub. Notes
6.000%(c)	01/15/77		6,950	6,932,625
Gibson Energy, Inc.,
Gtd. Notes, 144A
6.750%	07/15/21		910	944,125
HudBay Minerals, Inc.,
Gtd. Notes, 144A
7.250%	01/15/23		170	175,950
7.625%	01/15/25		170	176,695
Petro-Canada,
Sr. Unsec’d. Notes
6.800%	05/15/38		1,330	1,724,707
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/38		1,935	2,472,427
6.850%	06/01/39		605	802,029
Teck Resources Ltd.,
Gtd. Notes
5.400%	02/01/43		150	132,750
6.250%	07/15/41		1,210	1,166,053
Gtd. Notes, 144A
8.500%	06/01/24		210	242,025

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Toronto-Dominion Bank (The),
Covered Bonds, 144A
1.500%	03/13/17	12,580	$12,589,825
Transcanada Trust,
Gtd. Notes
5.875%(c)	08/15/76	2,045	2,126,800
Videotron Ltd.,
Gtd. Notes, 144A
5.375%	06/15/24	1,395	1,431,619

			49,713,205

Chile
VTR Finance BV,
Sr. Sec’d. Notes, 144A
6.875%	01/15/24	1,450	1,497,125

China
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23	1,220	1,177,543

Denmark — 0.1%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
1.526%(c)	09/06/19	6,825	6,829,436

France — 0.1%
BPCE SA,
Sub. Notes, MTN, 144A
4.875%	04/01/26	5,000	4,996,395
SFR Group SA,
Sr. Sec’d. Notes, 144A
6.000%	05/15/22	1,895	1,944,744
7.375%	05/01/26	400	410,000

			7,351,139

Germany — 0.4%
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
1.443%(c)	09/19/19	3,500	3,495,688
EMD Finance LLC,
Gtd. Notes, 144A
2.400%	03/19/20	13,020	12,943,039
2.950%	03/19/22	1,000	995,759
FMS Wertmanagement AoeR,
Gov’t. Gtd. Notes
1.625%	11/20/18	4,995	5,012,243
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, PIK, 144A
4.750%	09/15/26	530	511,450
Norddeutsche Landesbank Girozentrale,
Sec’d. Notes, 144A
2.000%	02/05/19	1,800	1,804,873
Schaeffler Finance BV,
Sr. Sec’d. Notes, MTN, 144A
4.250%	05/15/21	225	229,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A
5.500%	01/15/23	940	978,775

			25,971,327

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Ireland — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
7.250%	05/15/24		680	$716,549
Sr. Sec’d. Notes, 144A
4.625%	05/15/23		450	446,345
Fly Leasing Ltd.,
Sr. Unsec’d. Notes
6.375%	10/15/21		3,085	3,208,400
6.750%	12/15/20	(a)	1,156	1,208,020
James Hardie International Finance Ltd.,
Gtd. Notes, 144A
5.875%	02/15/23		885	915,975

				6,495,289

Italy — 0.1%
Enel SpA,
Jr. Sub. Notes, 144A
8.750%(c)	09/24/73		900	1,023,750
Telecom Italia SpA,
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		1,710	1,671,525
Wind Acquisition Finance SA,
Sec’d. Notes, 144A
7.375%	04/23/21		775	806,000

				3,501,275

Luxembourg — 0.1%
Altice SA,
Gtd. Notes, 144A
7.750%	05/15/22		1,000	1,067,499
ArcelorMittal,
Sr. Unsec’d. Notes
6.125%	06/01/25	(a)	365	399,675
8.000%	10/15/39		988	1,084,172
ARD Finance SA,
Sr. Sec’d. Notes, PIK, 144A
7.125%	09/15/23		310	306,125
INEOS Group Holdings SA,
Sec’d. Notes, 144A
5.875%	02/15/19	(a)	1,300	1,329,250
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A
6.000%	03/15/25		293	287,873

				4,474,594

Mexico — 0.2%
Fermaca Enterprises S de RL de CV,
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		1,793	1,766,084
Mexico Generadora de Energia S de RL,
Sr. Sec’d. Notes, 144A
5.500%	12/06/32		2,107	2,044,122
Petroleos Mexicanos,
Gtd. Notes
3.500%	01/30/23		5,900	5,416,200
Gtd. Notes, 144A
5.375%	03/13/22		510	522,230
Gtd. Notes, GMTN
4.500%	01/23/26		975	888,225

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Mexico (continued)
				$10,636,861

Netherlands — 0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
Gtd. Notes
4.500%	05/15/21		4,980	5,161,023
Constellium NV,
Gtd. Notes, 144A
8.000%	01/15/23		600	624,000
Cooperatieve Rabobank UA,
Gtd. Notes
3.950%	11/09/22		2,595	2,669,526
Gtd. Notes, GMTN
3.875%	02/08/22		750	791,861
GTH Finance BV,
Gtd. Notes, 144A
7.250%	04/26/23	B1e	750	804,015
ING Bank NV,
Sr. Unsec’d. Notes, 144A
2.750%	03/22/21		1,000	1,004,287
Koninklijke KPN NV,
Jr. Sub. Notes, 144A
7.000%(c)	03/28/2073		1,180	1,267,025
Schaeffler Finance BV,
First Lien, RegS
4.250%	05/15/21		1,355	1,382,099
Shell International Finance BV,
Gtd. Notes
1.303%(c)	09/12/19		15,005	15,009,411
4.000%	05/10/46		1,280	1,224,012
Ziggo Secured Finance BV,
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		760	740,848

				30,678,107

New Zealand
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA,
Gtd. Notes, 144A
7.000%	07/15/24		920	978,075

Peru
BBVA Banco Continental SA,
Sr. Unsec’d. Notes, 144A
3.250%	04/08/18		1,680	1,692,599

Spain
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, 144A
7.625%	11/01/21		645	629,198

Switzerland — 0.2%
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
3.450%	04/16/21		2,280	2,294,391
Glencore Funding LLC,
Gtd. Notes, 144A
4.125%	05/30/23		3,100	3,119,654
UBS AG,
Sr. Unsec’d. Notes, GMTN
1.375%	06/01/17		3,065	3,064,283
1.697%(c)	03/26/18		3,020	3,030,045

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Switzerland (continued)
UBS Group Funding Jersey Ltd.,
Gtd. Notes, 144A
3.000%	04/15/21		5,000	$5,002,635

				16,511,008

United Kingdom — 0.7%
Barclays Bank PLC,
Sub. Notes, 144A
10.179%	06/12/21		6,700	8,319,457
Barclays PLC,
Sr. Unsec’d. Notes
3.650%	03/16/25		3,310	3,200,181
Sub. Notes
5.200%	05/12/26		1,280	1,301,183
Fiat Chrysler Automobiles NV,
Sr. Unsec’d. Notes
5.250%	04/15/23	(a)	600	610,980
HSBC Holdings PLC,
Jr. Sub. Notes
6.875%(c)	12/29/49	(a)	535	564,425
Sr. Unsec’d. Notes
2.498%(c)	01/05/22		2,735	2,785,961
3.600%	05/25/23		885	890,131
4.000%	03/30/22		4,995	5,166,568
Jaguar Land Rover Automotive PLC,
Gtd. Notes, 144A
5.625%	02/01/23		500	521,250
Rio Tinto Finance USA PLC,
Gtd. Notes
3.500%	03/22/22		2,684	2,776,410
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes
3.875%	09/12/23		10,920	10,485,996
Sub. Notes
5.125%	05/28/24		900	897,373
6.000%	12/19/23		395	410,288
6.100%	06/10/23		1,050	1,099,046
Santander UK PLC,
Sr. Unsec’d. Notes, GMTN
1.780%(c)	08/24/18		1,500	1,502,493
Standard Chartered PLC,
Sr. Unsec’d. Notes, MTN, 144A
1.700%	04/17/18		5,125	5,088,100
2.100%	08/19/19		1,100	1,087,430
Virgin Media Finance PLC,
Gtd. Notes, 144A
5.750%	01/15/25		1,530	1,533,825

				48,241,097

United States — 8.9%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		3,005	3,054,949
4.900%	11/30/46		5,585	5,732,081
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	11/06/22		515	515,339

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		840	$839,999
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22		7,788	7,904,890
4.750%	03/15/45		1,000	981,733
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		1,040	1,019,199
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24		1,220	1,213,899
AES Corp.,
Sr. Unsec’d. Notes
3.931%(c)	06/01/19		519	518,999
4.875%	05/15/23		815	804,976
5.500%	03/15/24	(a)	245	249,288
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23		3,095	3,048,603
Aflac, Inc.,
Sr. Unsec’d. Notes
2.400%	03/16/20		1,070	1,073,755
4.000%	10/15/46		1,240	1,175,067
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		883	741,719
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.000%	04/01/23		320	326,399
5.500%	02/15/22		1,220	1,293,199
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/25		1,245	1,232,549
6.625%	06/15/24		1,255	1,308,338
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22	(a)	1,335	1,288,275
Alliance One International, Inc.,
Sec’d. Notes
9.875%	07/15/21	(a)	764	655,129
Sr. Sec’d. Notes, 144A
8.500%	04/15/21	(a)	625	634,375
Ally Financial, Inc.,
Gtd. Notes
7.500%	09/15/20		2,396	2,686,515
Sr. Unsec’d. Notes
3.250%	09/29/17		1,315	1,323,219
4.125%	02/13/22		2,275	2,255,094
5.125%	09/30/24		335	340,863
Sub. Notes
5.750%	11/20/25		550	548,625
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/24		340	351,899
Altria Group, Inc.,
Gtd. Notes
3.875%	09/16/46		1,650	1,522,773

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
AMAG Pharmaceuticals, Inc.,
Gtd. Notes, 144A
7.875%	09/01/23		322	$321,999
American Express Co.,
Jr. Sub. Notes
4.900%(c)	12/29/49		580	550,275
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21		5,997	6,142,625
4.375%	01/15/55		1,125	1,030,695
6.400%	12/15/20		3,330	3,791,485
American Tower Corp.,
Sr. Unsec’d. Notes
2.800%	06/01/20		7,825	7,829,147
3.375%	10/15/26		2,000	1,893,381
3.400%	02/15/19		3,485	3,561,492
Amgen, Inc.,
Sr. Unsec’d. Notes
3.875%	11/15/21		1,000	1,046,817
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		3,000	2,944,935
4.500%	07/15/44		870	817,409
5.550%	03/15/26	(a)	1,060	1,186,416
Analog Devices, Inc.,
Sr. Unsec’d. Notes
3.125%	12/05/23		740	739,939
Arch Capital Finance LLC,
Gtd. Notes
5.031%	12/15/46		950	995,967
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	04/01/21		920	892,400
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		4,485	4,322,746
4.500%	05/15/35		2,160	2,086,919
5.150%	03/15/42		3,450	3,436,793
Bank of America Corp.,
Jr. Sub. Notes
5.200%(c)	12/29/49	(a)	1,260	1,208,025
6.500%(c)	10/29/49		420	438,899
Sr. Unsec’d. Notes, MTN
1.868%(c)	04/01/19		4,960	4,983,337
5.625%	07/01/20	(a)	3,720	4,090,337
Sub. Notes, MTN
3.950%	04/21/25	(a)	4,890	4,867,941
4.000%	01/22/25		4,527	4,532,686
4.200%	08/26/24		1,695	1,726,703
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.625%(c)	12/29/49		5,445	4,994,807
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
1.567%(c)	06/15/20		3,425	3,429,439
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18		1,160	1,219,319

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
BlueLine Rental Finance Corp.,
Sec’d. Notes, 144A
7.000%	02/01/19		289	$281,775
Boston Scientific Corp.,
Sr. Unsec’d. Notes
2.650%	10/01/18		1,845	1,865,234
Boyd Gaming Corp.,
Gtd. Notes
6.875%	05/15/23		690	741,749
BWAY Holding Co.,
Sr. Unsec’d. Notes, 144A
9.125%	08/15/21		1,225	1,292,375
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties,
Sr. Sec’d. Notes
8.000%	10/01/20	(a)	1,295	1,356,513
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		2,620	2,580,699
6.000%	01/15/22		375	391,875
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	685	661,025
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		5,665	5,611,817
Capital One NA,
Sr. Unsec’d. Notes
1.722%(c)	09/13/19		1,585	1,590,738
2.950%	07/23/21		2,000	2,007,411
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.250%	09/30/22		1,680	1,738,799
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23		905	932,149
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	920	874,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21		800	814,000
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
6.484%	10/23/45		3,175	3,670,551
Chesapeake Energy Corp.,
Gtd. Notes
4.875%	04/15/22	(a)	755	688,938
5.375%	06/15/21		1,186	1,111,875
Gtd. Notes, 144A
8.000%	01/15/25		730	744,600
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19	(a)	1,000	829,999
Sr. Sec’d. Notes
5.125%	08/01/21	(a)	640	593,599
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22		1,590	1,657,575
5.000%	08/01/23		500	516,249

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Citigroup, Inc.,
Jr. Sub. Notes
5.350%(c)	04/29/49		670	$631,475
5.950%(c)	12/29/49		965	979,427
Sr. Unsec’d. Notes
2.150%	07/30/18		2,935	2,944,709
2.700%	03/30/21		7,415	7,398,034
2.900%	12/08/21		2,655	2,647,837
8.125%	07/15/39		2,645	3,930,295
Sub. Notes
3.875%	03/26/25	(a)	4,735	4,703,744
4.300%	11/20/26		1,535	1,549,011
CommScope Technologies Finance LLC,
Gtd. Notes, 144A
6.000%	06/15/25		1,075	1,139,500
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		195	200,850
5.500%	06/15/24		540	558,900
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22	(a)	6,718	6,781,082
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.125%	03/01/22		1,190	1,219,750
6.250%	04/01/23		1,460	1,489,200
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/21		2,000	2,029,502
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	04/15/27		1,050	1,063,125
CVS Health Corp.,
Sr. Unsec’d. Notes
2.800%	07/20/20		5,000	5,073,025
5.125%	07/20/45		1,485	1,654,954
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes
6.375%	11/15/22		945	994,613
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	09/15/21		740	766,825
DaVita, Inc.,
Gtd. Notes
5.125%	07/15/24		1,385	1,381,538
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22	(a)	5,000	4,968,275
5.000%	06/15/45		3,019	2,965,669
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Gtd. Notes, 144A
5.875%	06/15/21	(a)	660	702,192
7.125%	06/15/24	(a)	660	732,717
Sr. Sec’d. Notes, 144A
5.450%	06/15/23		3,690	3,914,127
Diamondback Energy, Inc.,
Gtd. Notes, 144A
4.750%	11/01/24		375	367,500

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Digital Realty Trust LP,
Gtd. Notes
3.950%	07/01/22		1,000	$1,027,586
5.250%	03/15/21		1,305	1,418,023
Discover Bank,
Sr. Unsec’d. Notes
2.000%	02/21/18		3,730	3,729,321
3.450%	07/27/26		2,085	2,013,299
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		1,190	1,163,417
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		2,225	2,213,875
5.875%	11/15/24		475	488,775
7.750%	07/01/26		675	761,063
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/19		1,750	1,723,320
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.625%	10/01/44		645	647,214
Dynegy, Inc.,
Gtd. Notes
7.375%	11/01/22		590	563,450
7.625%	11/01/24	(a)	1,700	1,568,250
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	11/01/26		1,420	1,352,009
Eldorado Resorts, Inc.,
Gtd. Notes
7.000%	08/01/23		973	1,031,380
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/21		445	462,800
8.125%	09/15/23		275	293,563
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24	(a)	1,300	1,342,250
7.500%	10/15/20		400	446,000
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.150%	10/01/20		6,835	7,077,923
Ensco PLC,
Sr. Unsec’d. Notes
5.200%	03/15/25		402	347,195
5.750%	10/01/44		4,925	3,570,625
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39		1,000	1,136,720
Envision Healthcare Corp.,
Gtd. Notes, 144A
5.125%	07/01/22		825	821,906
Sr. Unsec’d. Notes, 144A
6.250%	12/01/24		360	379,800
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22		674	545,940
Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
8.000%	11/29/24		390	$419,133
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21		2,000	2,134,782
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19		1,140	803,700
Exelon Corp.,
Sr. Unsec’d. Notes
2.450%	04/15/21		553	546,354
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes
6.750%	06/15/23		360	353,700
Sr. Unsec’d. Notes
6.750%	01/15/22		682	673,475
Fidelity & Guaranty Life Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/21	(a)	2,730	2,716,350
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
2.250%	08/15/21		3,000	2,925,081
Fifth Third Bank,
Sr. Unsec’d. Notes
1.587%(c)	09/27/19		1,550	1,550,411
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23		865	921,225
Sr. Sec’d. Notes, 144A
5.000%	01/15/24		940	945,001
5.375%	08/15/23		550	570,625
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
1.816%(c)	01/09/18		4,095	4,107,043
3.336%	03/18/21		4,820	4,853,446
Fortive Corp.,
Sr. Unsec’d. Notes, 144A
3.150%	06/15/26		590	581,424
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	(a)	432	396,360
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.250%	09/15/21	(a)	1,212	1,148,370
GCI, Inc.,
Sr. Unsec’d. Notes
6.875%	04/15/25	(a)	555	563,325
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25		3,000	3,049,728
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	01/15/20		1,805	1,816,319
3.200%	07/06/21		4,470	4,432,707
3.700%	11/24/20		6,430	6,540,918
4.750%	08/15/17		600	611,381
George Washington University (The),
Unsec’d. Notes
3.485%	09/15/22		1,275	1,315,588

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		410	$427,589
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	12/01/21		1,010	1,073,125
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49		1,000	1,010,000
Sr. Unsec’d. Notes
1.586%(c)	05/22/17		4,650	4,657,868
2.875%	02/25/21		1,151	1,156,322
5.250%	07/27/21		1,000	1,095,990
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20		2,000	2,169,972
Sr. Unsec’d. Notes, MTN
2.537%(c)	11/29/23		2,320	2,391,936
Sub. Notes
5.150%	05/22/45		785	825,553
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23		570	587,100
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26		745	739,413
Grinding Media, Inc./MC Grinding Media Canada, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23		245	257,397
Halcon Resources Corp.,
Sec’d. Notes, 144A
12.000%	02/15/22		60	65,400
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26		440	430,100
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22		796	882,911
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25		2,300	2,305,750
Sr. Sec’d. Notes
4.750%	05/01/23	(a)	4,030	4,125,713
5.000%	03/15/24		600	617,250
HD Supply, Inc.,
Gtd. Notes, 144A
5.750%	04/15/24	(a)	255	269,204
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24		785	794,813
5.750%	09/15/25		2,712	2,698,440
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.625%	06/01/22		5,135	5,159,746
4.400%	04/01/21		1,000	1,084,298
Honeywell International, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/26		530	501,666

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
HSBC Bank USA NA,
Sub. Notes
4.875%	08/24/20		3,560	$3,774,041
HSBC Finance Corp.,
Sub. Notes
6.676%	01/15/21		1,360	1,528,696
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.000%	08/01/20		1,135	1,159,119
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
9.000%	12/15/19	(a)	1,250	1,021,875
Infor Software Parent LLC/Infor Software Parent, Inc.,
Gtd. Notes, PIK, 144A
7.125%	05/01/21		700	721,000
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22		1,255	1,308,338
International Game Technology PLC,
Sr. Sec’d. Notes
7.500%	06/15/19	(a)	1,145	1,259,500
Sr. Sec’d. Notes, 144A
6.500%	02/15/25		245	262,763
International Paper Co.,
Sr. Unsec’d. Notes
4.400%	08/15/47		2,180	2,060,131
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical, Inc.,
Gtd. Notes, 144A
7.500%	10/01/24		1,000	1,047,400
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		765	774,563
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23		1,060	1,134,200
JC Penney Corp., Inc.,
Gtd. Notes
5.650%	06/01/20		415	409,294
6.375%	10/15/36		425	357,531
8.125%	10/01/19		79	85,320
Sr. Sec’d. Notes, 144A
5.875%	07/01/23		210	216,563
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.750%	12/01/21		625	646,886
Jones Energy Holdings LLC/Jones Energy Finance Corp.,
Gtd. Notes
6.750%	04/01/22		1,035	985,838
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49		570	581,719
6.125%(c)	12/29/49		750	753,750
Sr. Unsec’d. Notes
2.700%	05/18/23		8,885	8,692,986
2.950%	10/01/26		1,010	964,033
Sub. Notes
3.875%	09/10/24		2,000	2,023,674

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes
1.650%	09/23/19		2,020	$1,999,907
Sub. Notes
6.000%	10/01/17		2,975	3,070,152
Kaiser Aluminum Corp.,
Gtd. Notes
5.875%	05/15/24		316	327,060
Kansas City Southern de Mexico SA de CV,
Gtd. Notes
3.000%	05/15/23		1,785	1,738,053
KB Home,
Gtd. Notes
4.750%	05/15/19	(a)	615	627,300
Kinder Morgan, Inc.,
Gtd. Notes
5.550%	06/01/45		685	720,465
Gtd. Notes, 144A
5.625%	11/15/23		750	823,208
Kraft Heinz Foods Co.,
Gtd. Notes
3.500%	07/15/22		4,005	4,065,496
4.375%	06/01/46		8,205	7,720,733
Kroger Co. (The),
Sr. Unsec’d. Notes
2.600%	02/01/21		1,127	1,124,685
Sr. Unsec’d. Notes, GMTN
1.500%	09/30/19		2,040	2,009,000
L Brands, Inc.,
Gtd. Notes
6.750%	07/01/36		1,070	1,083,375
6.875%	11/01/35		1,485	1,514,700
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.625%	11/01/24		365	365,913
4.875%	11/01/26		365	361,122
Landry’s, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,160	1,177,400
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	05/01/25		1,000	1,020,000
Levi Strauss & Co.,
Sr. Unsec’d. Notes
6.875%	05/01/22		1,105	1,157,488
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	05/01/24		1,305	1,278,248
Lincoln National Corp.,
Sr. Unsec’d. Notes
3.625%	12/12/26		660	658,464
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.875%	11/01/24		515	516,288
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.500%	11/23/20		4,395	4,432,138
4.700%	05/15/46		2,005	2,180,891

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
M&T Bank Corp.,
Jr. Sub. Notes
5.125%(c)	12/29/49		6,990	$6,762,825
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	12/09/45		2,598	2,782,650
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24	(a)	785	706,500
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
3.000%	11/15/20		2,360	2,389,566
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		2,824	3,053,933
Memorial Production Partners LP/Memorial Production Finance Corp.,
Gtd. Notes
6.875%	08/01/22		490	232,750
7.625%	05/01/21	(a)	810	394,875
Men’s Wearhouse, Inc. (The),
Gtd. Notes
7.000%	07/01/22		730	715,400
Meritor, Inc.,
Gtd. Notes
6.250%	02/15/24	(a)	4,012	3,931,760
MetLife, Inc.,
Jr. Sub. Notes
5.250%(c)	12/29/49	(a)	700	708,750
6.400%	12/15/66		3,000	3,240,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
4.500%	09/01/26		785	753,600
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26		1,000	962,500
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21		1,519	1,560,773
Molson Coors Brewing Co.,
Gtd. Notes
3.000%	07/15/26		505	477,383
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
1.500%(c)	10/28/19		10,890	10,914,034
1.625%	10/28/19		3,155	3,092,821
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		4,935	5,068,956
3.875%	01/27/26		3,699	3,736,382
5.500%	01/26/20		2,660	2,883,791
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		3,456	3,301,779
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23	(a)	878	885,323
MPG Holdco I, Inc.,
Gtd. Notes
7.375%	10/15/22	(a)	955	997,975

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.250%	08/01/26		835	$818,300
5.500%	05/01/24		341	344,410
MSCI, Inc.,
Gtd. Notes, 144A
4.750%	08/01/26		744	740,280
Multi-Color Corp.,
Gtd. Notes, 144A
6.125%	12/01/22		622	649,990
Murphy Oil Corp.,
Sr. Unsec’d. Notes
6.875%	08/15/24	(a)	982	1,045,830
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21		347	352,732
5.000%	09/15/20		275	282,563
Gtd. Notes, 144A
5.500%	01/15/23		810	843,413
Nature’s Bounty Co. (The),
Sr. Unsec’d. Notes, 144A
7.625%	05/15/21		1,200	1,242,000
Navient Corp.,
Sr. Unsec’d. Notes, MTN
5.500%	01/15/19		600	622,500
NCI Building Systems, Inc.,
Gtd. Notes, 144A
8.250%	01/15/23		285	307,800
NCR Corp.,
Gtd. Notes
5.875%	12/15/21		460	481,850
6.375%	12/15/23		345	370,875
Neiman Marcus Group Ltd. LLC,
Gtd. Notes, PIK, 144A
8.750%	10/15/21	(a)	780	551,850
NES Rentals Holdings, Inc.,
Sec’d. Notes, 144A
7.875%	05/01/18		1,135	1,129,325
Netflix, Inc.,
Gtd. Notes, 144A
4.375%	11/15/26		585	567,450
Newell Brands, Inc.,
Sr. Unsec’d. Notes
3.850%	04/01/23		7,518	7,798,474
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21	(a)	8,825	9,184,063
5.875%	06/01/24		525	586,329
6.000%	03/01/41		595	660,640
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		310	313,100
6.250%	08/15/24		725	768,500
NRG Energy, Inc.,
Gtd. Notes
6.250%	05/01/24		815	792,588
Gtd. Notes, 144A
7.250%	05/15/26		450	447,750

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
NRG Yield Operating LLC,
Gtd. Notes, 144A
5.000%	09/15/26		357	$340,935
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22	(a)	670	686,750
6.875%	01/15/23	(a)	465	476,625
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22		2,874	2,885,996
8.625%	03/01/19		915	1,032,137
PepsiCo, Inc.,
Sr. Unsec’d. Notes
4.450%	04/14/46		3,500	3,727,773
Pfizer, Inc.,
Sr. Unsec’d. Notes
4.000%	12/15/36		2,470	2,530,636
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25		1,250	1,224,214
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22		1,500	1,508,279
4.500%	12/15/26		5,325	5,401,925
4.900%	02/15/45		1,000	923,815
PNC Bank NA,
Sr. Unsec’d. Notes
2.550%	12/09/21		1,225	1,224,232
Sr. Unsec’d. Notes, MTN
1.850%	07/20/18		1,530	1,532,656
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26		1,500	1,436,250
Protective Life Global Funding,
Sr. Sec’d. Notes, 144A
1.722%	04/15/19		7,325	7,266,393
Qualitytech LP/QTS Finance Corp.,
Gtd. Notes
5.875%	08/01/22		1,000	1,017,500
Regions Bank,
Sr. Unsec’d. Notes
2.250%	09/14/18		3,785	3,797,422
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23		400	430,000
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21		525	524,749
S&P Global, Inc.,
Gtd. Notes
2.500%	08/15/18		1,420	1,431,857
4.000%	06/15/25		2,251	2,312,632
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21		196	209,720
5.625%	03/01/25	(a)	3,070	3,284,900
5.750%	05/15/24		640	686,400
Sr. Sec’d. Notes, 144A
5.875%	06/30/26		1,000	1,077,500

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
5.375%	06/01/23		1,265	$1,261,838
Sanchez Energy Corp.,
Gtd. Notes
6.125%	01/15/23	(a)	830	788,500
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	09/01/24		1,100	1,086,250
SBA Tower Trust,
First Lien, 144A
2.877%	07/15/46		1,505	1,492,177
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22		1,070	1,064,650
Sr. Sec’d. Notes, 144A
7.000%	01/01/22		720	772,200
Select Medical Corp.,
Gtd. Notes
6.375%	06/01/21		900	900,000
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		215	210,700
5.625%	11/01/24		570	594,225
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21		13,690	13,224,362
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.125%	02/15/27		450	427,500
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.375%	04/15/25	(a)	573	570,135
5.375%	07/15/26		2,535	2,477,963
SM Energy Co.,
Sr. Unsec’d. Notes
6.750%	09/15/26	(a)	800	824,000
Southern Co. (The),
Jr. Sub. Notes
5.500%(c)	03/15/57		435	439,808
Sr. Unsec’d. Notes
2.950%	07/01/23		4,595	4,535,679
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	11/15/22	(a)	2,175	2,191,313
7.000%	08/15/20		625	662,569
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23		1,135	1,211,613
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		1,865	1,868,488
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/23		200	207,020
Steel Dynamics, Inc.,
Gtd. Notes
5.250%	04/15/23		700	733,250

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Gtd. Notes
5.750%	03/01/25		2,110	$2,141,650
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.700%	01/27/22		1,255	1,255,533
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
7.750%	11/15/22	(a)	2,396	2,416,965
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.750%	03/15/24	(a)	1,275	1,367,438
Gtd. Notes, 144A
5.125%	02/01/25		1,100	1,091,750
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24		2,830	2,858,300
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.000%	10/01/20		205	214,738
Sr. Unsec’d. Notes
5.000%	03/01/19	(a)	1,405	1,369,875
6.750%	06/15/23	(a)	735	648,638
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
6.125%	10/15/21		160	168,000
6.375%	05/01/24		375	401,250
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	04/15/24		985	1,037,944
6.375%	03/01/25		670	716,063
6.500%	01/15/26		3,460	3,741,125
6.633%	04/28/21		450	469,688
6.731%	04/28/22		665	694,925
Triangle USA Petroleum Corp.,
Gtd. Notes, 144A(i)
6.750%	07/15/22		1,000	300,000
U.S. Bancorp,
Jr. Sub. Notes
5.125%(c)	12/29/49		1,979	2,018,580
United Rentals North America, Inc.,
Gtd. Notes
5.500%	05/15/27		240	238,200
United States Steel Corp.,
Sr. Sec’d. Notes, 144A
8.375%	07/01/21		825	912,062
Sr. Unsec’d. Notes
7.375%	04/01/20	(a)	103	110,468
United Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46		755	718,524
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/19		1,000	996,994
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	06/01/26		1,015	989,625

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		930	$889,313
Unum Group,
Sr. Unsec’d. Notes
3.000%	05/15/21		1,295	1,291,217
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
6.125%	04/15/25	(a)	1,850	1,389,813
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.400%	09/15/26		480	459,847
9.375%	03/15/19		1,052	1,211,483
Valero Energy Partners LP,
Sr. Unsec’d. Notes
4.375%	12/15/26	(a)	1,780	1,795,951
Vander Intermediate Holding II Corp.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	02/01/19		1,684	1,195,640
Ventas Realty LP,
Gtd. Notes
3.125%	06/15/23		1,640	1,609,929
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.012%	08/21/54		2,000	1,989,524
6.550%	09/15/43		2,285	2,853,912
Viacom, Inc.,
Sr. Unsec’d. Notes
5.850%	09/01/43		2,170	2,126,602
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45		3,000	3,166,542
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	05/30/18		3,920	3,923,916
Wave Holdco LLC/Wave Holdco Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	07/15/19		1,002	1,017,515
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20		1,650	1,716,000
Weatherford International Ltd.,
Gtd. Notes
6.750%	09/15/40		375	300,000
7.750%	06/15/21	(a)	550	555,500
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26		1,400	1,333,356
Sub. Notes, MTN
4.750%	12/07/46		6,140	6,231,216
Wells Fargo Capital X,
Ltd. Gtd. Notes
5.950%	12/01/2086		2,445	2,542,800
Westlake Chemical Corp.,
Gtd. Notes, 144A
5.000%	08/15/46		649	641,052
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21	(a)	775	771,776

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.750%	06/24/44		665	$645,050
Williams Partners LP,
Sr. Unsec’d. Notes
4.000%	09/15/25		1,465	1,448,561
5.100%	09/15/45		700	665,314
5.400%	03/04/44		3,260	3,159,400
Williams Partners LP/ACMP Finance Corp.,
Sr. Unsec’d. Notes
4.875%	03/15/24	(a)	450	454,402
6.125%	07/15/22		240	247,544
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		260	291,200

				650,012,298

TOTAL CORPORATE BONDS (cost $886,124,426)				885,644,102

FOREIGN GOVERNMENT BONDS — 0.2%
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, RegS
4.250%	01/26/23		5,770	5,265,125
Province of Manitoba (Canada),
Unsec’d. Notes
9.625%	12/01/18		1,170	1,339,396
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18		2,230	2,268,824
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, MTN, 144A
2.375%	10/26/21		3,260	3,165,251

TOTAL FOREIGN GOVERNMENT BONDS (cost $12,202,317)				12,038,596

MUNICIPAL BONDS — 0.3%
Florida — 0.1%
State Board of Administration Finance Corp.,
Revenue Bonds,
2.995%	07/01/20		7,695	7,879,218

Massachusetts — 0.2%
Massachusetts Water Resources Authority,
Revenue Bonds,
0.710%	08/01/37		10,980	10,980,000

Ohio
American Municipal Power, Inc.,
Revenue Bonds,
8.084%	02/15/50		265	401,698

Pennsylvania
Philadelphia Authority for Industrial Development,
Revenue Bonds,
3.964%	04/15/26		2,720	2,665,110

TOTAL MUNICIPAL BONDS (cost $21,787,258)				21,926,026

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Fannie Mae REMICS, Series 2012-134, Class IL, IO
3.500%	12/25/32		1,242	$202,116
Impac Secured Assets Trust,
Series 2006-1, Class 2A2
1.166%(c)	05/25/36		635	574,525
Series 2006-2, Class 2M1
1.256%(c)	08/25/36		790	661,294
Mortgage Funding PLC (United Kingdom), Series 2008-1, Class A2, RegS
1.477%(c)	03/13/46	GBP	3,866	4,326,373
Preferred Residential Securities 8 PLC (United Kingdom), Series 8X, Class A1C, RegS
Zero	12/15/42	EUR	81	83,865
RMAC PLC (United Kingdom), Series 2004-NS2X, Class A3, RegS
0.616%(c)	06/12/36	GBP	754	869,987
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
2.632%(c)	04/25/45		1,182	1,185,312

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $9,899,729)				7,903,472

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Fannie Mae Pool
3.000%	08/01/43		3,202	3,200,869
3.000%	07/01/46		5,852	5,819,617
Federal Home Loan Mortgage Corp.
3.000%	01/01/43		1,924	1,923,039
3.000%	03/01/43		7,519	7,516,006
3.000%	06/01/46		7,702	7,655,991
3.000%	11/01/46		5,368	5,335,624
3.500%	05/01/46		5,617	5,758,625
Federal National Mortgage Assoc.
3.000%	04/01/43		4,161	4,159,718
3.000%	05/01/43		1,337	1,336,412
3.000%	06/01/43		4,494	4,492,294
3.000%	07/01/43		1,188	1,187,805
3.000%	08/01/43		4,771	4,769,407
3.207%(c)	06/01/42		1,106	1,137,736
4.000%	01/01/44		7,428	7,811,042
4.500%	12/01/43		23,096	24,843,296

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $86,647,148)				86,947,481

U.S. TREASURY OBLIGATIONS — 5.8%
U.S. Treasury Bonds
2.250%	08/15/46		390	327,920
2.500%	02/15/46		3,890	3,456,720
2.500%	05/15/46		8,795	7,815,870
2.875%	08/15/45		2,645	2,545,297
3.000%	11/15/45		34,005	33,540,084
U.S. Treasury Inflation Indexed Bonds
0.250%	01/15/25		62,507	62,734,801
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/26		34,230	33,377,826

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
0.750%	02/15/45		6,406	$6,187,100
1.000%	02/15/46		4,769	4,885,259
U.S. Treasury Notes
0.750%	10/31/17		8,670	8,662,214
0.750%	02/28/18		15,975	15,937,555
1.000%	12/31/17		21,700	21,716,948
1.125%	12/31/19		9,805	9,709,627
1.125%	08/31/21		2,470	2,386,541
1.125%	09/30/21		2,855	2,753,847
1.375%	01/31/21		48,975	48,192,526
1.500%	08/15/26		43,895	40,371,417
1.625%	02/15/26		48,915	45,704,953
1.625%	05/15/26		9,430	8,793,475
1.750%	11/30/21		2,450	2,431,721
2.000%	02/15/25		12,320	11,990,822
2.000%	11/15/26	(a)	37,737	36,308,964
2.250%	11/15/25		9,121	9,004,240
2.375%	08/15/24		1,265	1,270,880
U.S. Treasury Notes/Bond
2.000%	10/31/21		2,360	2,366,823

TOTAL U.S. TREASURY OBLIGATIONS (cost $436,357,247)				422,473,430

TOTAL LONG-TERM INVESTMENTS (cost $3,791,843,279)				3,885,101,891

	Shares
SHORT-TERM INVESTMENTS — 46.6%
AFFILIATED MUTUAL FUNDS — 45.8%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	3,134,093,084	3,134,093,084
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $193,568,039; includes $193,415,552 of cash collateral for securities on loan)(b)(w)	193,525,881	193,564,586

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,327,661,123)(Note 4)		3,327,657,670

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 0.8%
U.S. Treasury Bills
0.412%	02/02/17	15,000	14,994,720
0.416%	01/19/17	30,000	29,994,480
0.431%	01/12/17	15,500	15,498,450

TOTAL U.S. TREASURY OBLIGATIONS (cost $60,486,067)			60,487,650

TOTAL SHORT-TERM INVESTMENTS (cost $3,388,147,190)			3,388,145,320

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL INVESTMENTS — 100.0% (cost $7,179,990,469)	$7,273,247,211
Other assets in excess of liabilities(z) — 0.0%	1,805,522

NET ASSETS — 100.0%	$7,275,052,733

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $84,518 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $188,656,793; cash collateral of $193,415,552 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
639	90 Day Euro Dollar	Mar. 2017	$158,259,138	$158,088,600	$(170,538)
137	2 Year U.S. Treasury Notes	Mar. 2017	29,719,891	29,686,188	(33,703)
191	5 Year U.S. Treasury Notes	Mar. 2017	22,400,719	22,473,836	73,117
7,456	10 Year U.S. Treasury Notes	Mar. 2017	919,203,800	926,641,000	7,437,200
500	20 Year U.S. Treasury Bonds	Mar. 2017	76,037,438	75,328,125	(709,313)
994	ASX SPI 200 Index	Mar. 2017	98,649,681	100,980,977	2,331,296
14,339	Euro STOXX 50 Index	Mar. 2017	484,405,114	494,630,445	10,225,331
189	FTSE 100 Index	Mar. 2017	15,956,527	16,421,212	464,685
3,564	Nikkei 225 Index	Mar. 2017	556,822,588	582,437,647	25,615,059
2,466	Russell 2000 Mini Index	Mar. 2017	167,751,229	167,305,770	(445,459)
13,090	S&P 500 E-Mini Index	Mar. 2017	1,461,193,122	1,463,592,900	2,399,778

					47,187,453

Short Positions:
639	90 Day Euro Dollar	Dec. 2017	157,029,777	157,321,800	(292,023)
199	2 Year U.S. Treasury Notes	Mar. 2017	43,142,578	43,120,813	21,765
721	5 Year U.S. Treasury Notes	Mar. 2017	85,086,346	84,835,789	250,557
4,598	10 Year Canadian Government Bonds	Mar. 2017	467,531,992	470,981,224	(3,449,232)
75	10 Year Euro-Bund	Mar. 2017	12,736,562	12,959,483	(222,921)
136	10 Year U.S. Treasury Notes	Mar. 2017	17,001,033	16,902,250	98,783
1	20 Year U.S. Treasury Bonds	Mar. 2017	150,961	150,656	305
271	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	43,906,234	43,427,750	478,484
1,681	Euro-BTP Italian Government Bond	Mar. 2017	238,762,338	239,432,525	(670,187)
418	Euro-OAT	Mar. 2017	66,279,234	66,802,206	(522,972)
273	S&P/TSX 60 Index	Mar. 2017	36,304,435	36,473,199	(168,764)

					(4,476,205)

					$42,711,248

Cash of $177,331,222 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/23/17	JP Morgan Chase	AUD	15,713	$11,782,201	$11,316,492	$(465,709)
British Pound,
Expiring 03/23/17	Credit Suisse First Boston Corp.	GBP	134,673	171,415,161	166,321,360	(5,093,801)
Euro,
Expiring 03/23/17	Credit Suisse First Boston Corp.	EUR	65,362	69,984,401	69,098,275	(886,126)
Indian Rupee,
Expiring 03/23/17	Hong Kong & Shanghai Bank	INR	5,009,900	73,545,214	73,116,589	(428,625)
Japanese Yen,
Expiring 03/23/17	JP Morgan Chase	JPY	3,036,270	26,530,247	26,088,996	(441,251)
Russian Ruble,
Expiring 03/23/17	Barclays Capital Group	RUB	2,375,092	38,021,243	38,045,752	24,509
Swiss Franc,
Expiring 03/23/17	Citigroup Global Markets	CHF	42,780	42,625,695	42,230,647	(395,048)

				$433,904,162	$426,218,111	(7,686,051)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/23/17	BNP Paribas	AUD	233,396	$169,024,450	$168,091,641	$932,809

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 03/23/17	BNP Paribas	AUD	15,713	$11,379,292	$11,316,492	$62,800
Expiring 03/23/17	State Street Bank	AUD	6,977	5,232,882	5,024,975	207,907
Canadian Dollar,
Expiring 03/23/17	State Street Bank	CAD	42,170	32,206,599	31,439,311	767,288
Indian Rupee,
Expiring 03/23/17	Barclays Capital Group	INR	2,705,061	39,544,207	39,478,799	65,408
Expiring 03/23/17	Barclays Capital Group	INR	2,304,839	33,543,569	33,637,790	(94,221)
Russian Ruble,
Expiring 03/23/17	Credit Suisse First Boston Corp.	RUB	2,375,092	37,752,607	38,045,752	(293,145)
Singapore Dollar,
Expiring 03/23/17	Credit Suisse First Boston Corp.	SGD	404,673	284,462,143	279,327,554	5,134,589
South African Rand,
Expiring 03/23/17	JP Morgan Chase	ZAR	61,559	4,434,643	4,413,354	21,289
South Korean Won,
Expiring 03/23/17	Barclays Capital Group	KRW	55,650,925	46,618,967	46,081,553	537,414
Expiring 03/23/17	Hong Kong & Shanghai Bank	KRW	81,425,000	69,817,792	67,423,685	2,394,107
Expiring 03/23/17	Hong Kong & Shanghai Bank	KRW	30,613,075	25,646,609	25,349,049	297,560
Turkish Lira,
Expiring 03/23/17	Hong Kong & Shanghai Bank	TRY	6,913	1,954,604	1,925,103	29,501
Expiring 03/23/17	JP Morgan Chase	TRY	6,357	1,782,053	1,770,108	11,945

				$763,400,417	$753,325,166	10,075,251

						$2,389,200

Cross currency exchange contracts outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/19/17	Buy	GBP	81	EUR	97	$(1,517)	State Street Bank
03/23/17	Buy	GBP	113,806	EUR	135,468	(2,661,160)	State Street Bank
03/23/17	Buy	MXN	703,180	CAD	44,997	(932)	Credit Suisse First Boston Corp.
03/23/17	Buy	MXN	742,010	CAD	48,014	(397,901)	JP Morgan Chase

						$(3,061,510)

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
UBS AG	03/23/17	95,362	Receive fixed amounts based on market value fluctuation of KBW Banks Total Return Index and pay fixed amounts based on the 3 Month LIBOR +20bps.	$(142,003)	$—	$(142,003)
UBS AG	03/23/17	97,176	Receive fixed amounts based on market value fluctuation of KBW Banks Total Return Index and pay fixed amounts based on the 3 Month LIBOR +29bps.	(1,527,177)	—	(1,527,177)

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (continued):
UBS AG	03/23/17	94,942	Receive fixed amounts based on market value fluctuation of KBW Banks Total Return Index and pay fixed amounts based on the 3 Month LIBOR +38bps.	$(1,494,096)	$—	$(1,494,096)

				$(3,163,276)	$—	$(3,163,276)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$35,749,616	$—
Austria	—	691,628	—
Belgium	—	13,733,712	—
Bermuda	2,050,111	—	—
Brazil	9,348,324	—	—
Canada	30,245,219	461,771	—
Chile	765,401	—	—
China	44,954	32,214,330	5,086
Denmark	—	5,910,411	—
Finland	—	6,258,745	—
France	—	61,263,279	—
Germany	—	61,043,941	—
Greece	—	1,493,867	—
Hong Kong	3,821,623	28,258,001	79,432
Hungary	—	408,944	—
India	8,115,191	—	—
Indonesia	—	1,478,612	—
Ireland	—	2,057,390	—
Israel	11,313,766	2,970,664	—
Italy	—	10,154,455	—
Japan	—	143,080,861	—
Kazakhstan	—	123,330	—
Malaysia	—	276,155	—
Mexico	797,035	—	—
Netherlands	—	13,881,326	—
New Zealand	—	492,693	—
Norway	—	21,629,431	—
Peru	5,554,138	—	—
Philippines	—	599,741	—
Poland	—	4,916,672	—
Portugal	—	91,582	—
Puerto Rico	157,320	—	—
Russia	11,017,711	—	—
Singapore	452,980	8,408,697	—
South Africa	1,606,262	12,180,044	—
South Korea	—	25,623,323	—
Spain	—	6,102,723	—
Sweden	226,545	23,133,672	—
Switzerland	—	55,776,330	—
Taiwan	6,338,944	23,289,443	—
Thailand	300,394	15,768,415	—
Turkey	—	4,705,336	—
United Kingdom	—	111,749,949	—
United States	822,712,702	5,470,242	—
Preferred Stocks
Brazil	6,382,158	—	—
Germany	—	776,800	—
United States	2,189,286	—	—
Rights
Norway	—	6,803	—
Unaffiliated Funds	498,312,920	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	270,716,348	—

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Commercial Mortgage-Backed Securities	$—	$13,382,000	$—
Corporate Bonds
Australia	—	9,630,730	—
Belgium	—	7,193,946	—
Brazil	—	2,429,250	—
Canada	—	49,713,205	—
Chile	—	1,497,125	—
China	—	1,177,543	—
Denmark	—	6,829,436	—
France	—	7,351,139	—
Germany	—	25,971,327	—
Ireland	—	6,495,289	—
Italy	—	3,501,275	—
Luxembourg	—	4,474,594	—
Mexico	—	10,636,861	—
Netherlands	—	30,678,107	—
New Zealand	—	978,075	—
Peru	—	1,692,599	—
Spain	—	629,198	—
Switzerland	—	16,511,008	—
United Kingdom	—	48,241,097	—
United States	—	650,012,298	—
Foreign Government Bonds	—	12,038,596	—
Municipal Bonds	—	21,926,026	—
Residential Mortgage-Backed Securities	—	7,903,472	—
U.S. Government Agency Obligations	—	86,947,481	—
U.S. Treasury Obligations	—	482,961,080	—
Affiliated Mutual Funds	3,327,657,670	—	—
Other Financial Instruments*
Futures Contracts	42,711,248	—	—
OTC Forward Foreign Currency Exchange Contracts	—	2,389,200	—
OTC Cross Currency Exchange Contracts	—	(3,061,510)	—
OTC Total Return Swap Agreements	—	(3,163,276)	—

Total	$4,792,121,902	$2,519,916,453	$84,518

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	45.8%
Unaffiliated Funds	6.8
U.S. Treasury Obligations	6.6
Banks	6.0
Non-Residential Mortgage-Backed Securities	3.7
Pharmaceuticals	2.2
Oil, Gas & Consumable Fuels	1.5
Insurance	1.2
Media	1.2
U.S. Government Agency Obligations	1.2
Oil & Gas	1.1
Diversified Financial Services	0.8
Pipelines	0.8
Semiconductors & Semiconductor Equipment	0.8
Chemicals	0.7
Machinery	0.7
Metals & Mining	0.7
Software	0.7
Health Care Providers & Services	0.6
Internet Software & Services	0.6
Technology Hardware, Storage & Peripherals	0.6
Telecommunications	0.6
Beverages	0.5
Biotechnology	0.5
Capital Markets	0.5
Food Products	0.5
Foods	0.5
IT Services	0.5
Specialty Retail	0.5
Wireless Telecommunication Services	0.5
Auto Components	0.4
Diversified Telecommunication Services	0.4
Electrical Equipment	0.4
Food & Staples Retailing	0.4
Healthcare-Services	0.4
Household Products	0.4
Retail	0.4
Aerospace & Defense	0.3
Auto Manufacturers	0.3
Containers & Packaging	0.3
Electric	0.3
Energy Equipment & Services	0.3

Hotels, Restaurants & Leisure	0.3%
Municipal Bonds	0.3
Real Estate Investment Trusts (REITs)	0.3
Tobacco	0.3
Automobiles	0.2
Commercial Mortgage-Backed Securities	0.2
Commercial Services	0.2
Consumer Finance	0.2
Electric Utilities	0.2
Electronic Equipment, Instruments & Components	0.2
Equity Real Estate Investment Trusts (REITs)	0.2
Foreign Government Bonds	0.2
Healthcare-Products	0.2
Household Durables	0.2
Internet & Direct Marketing Retail	0.2
Life Sciences Tools & Services	0.2
Mining	0.2
Personal Products	0.2
Real Estate Management & Development	0.2
Road & Rail	0.2
Textiles, Apparel & Luxury Goods	0.2
Agriculture	0.1
Air Freight & Logistics	0.1
Auto Parts & Equipment	0.1
Building Products	0.1
Commercial Services & Supplies	0.1
Communications Equipment	0.1
Computers	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Engineering & Construction	0.1
Entertainment	0.1
Health Care Equipment & Supplies	0.1
Housewares	0.1
Industrial Conglomerates	0.1
Iron/Steel	0.1
Lodging	0.1
Multiline Retail	0.1
Multi-National	0.1
Packaging & Containers	0.1
Professional Services	0.1
Residential Mortgage-Backed Securities	0.1
Thrifts & Mortgage Finance	0.1

100.0
Other assets in excess of liabilities	—

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$41,036,149	*	Due from/to broker-variation margin futures	$614,223	*
Equity contracts	Unaffiliated investments	6,803		—	—
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	3,163,276

SEE NOTES TO FINANCIAL STATEMENTS.

A384

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	—	$—		Unrealized depreciation on OTC cross currency exchange contracts	$3,061,510
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	10,487,126		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,097,926
Interest rate contracts	Due from/to broker-variation margin futures	8,360,211	*	Due from/to broker-variation margin futures	6,070,889	*

Total		$59,890,289			$21,007,824

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Equity contracts	$171,969	$(748,267)	$178,517,092	$—	$21,346,928	$199,287,722
Foreign exchange contracts	—	—	—	(3,650,393)	—	(3,650,393)
Interest rate contracts	—	—	(11,172,441)	—	—	(11,172,441)

Total	$171,969	$(748,267)	$167,344,651	$(3,650,393)	$21,346,928	$184,464,888

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Forward & Cross Currency Contracts(4)	Swaps	Total
Equity contracts	$6,698	$15,707	$26,856,115	$—	$10,170,461	$37,048,981
Foreign exchange contracts	—	—	—	(15,794,829)	—	(15,794,829)
Interest rate contracts	—	—	714,481	—	—	714,481

Total	$6,698	$15,707	$27,570,596	$(15,794,829)	$10,170,461	$21,968,633

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Cross Currency Exchange Contracts(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)	Total Return Swap Agreements(4)
$3,485,467,621	$1,085,064,555	$457,630,152	$677,947,660	$1,125,059,581	$218,229,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A385

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$188,656,793	$(188,656,793)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Barclays Capital Group	$627,331	$(94,221)	$—	$533,110
BNP Paribas	995,609	—	—	995,609
Citigroup Global Markets	—	—	—	—
Credit Suisse First Boston Corp.	5,134,589	(5,134,589)	—	—
Hong Kong & Shanghai Bank	2,721,168	(428,625)	—	2,292,543
JPMorgan Chase	33,234	(33,234)	—	—
State Street Bank	975,195	(975,195)	—	—
UBS AG	—	—	—	—

	$10,487,126

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Barclays Capital Group	$(94,221)	$94,221	$—	$—
BNP Paribas	—	—	—	—
Citigroup Global Markets	(395,048)	—	—	(395,048)
Credit Suisse First Boston Corp.	(6,274,004)	5,134,589	—	(1,139,415)
Hong Kong & Shanghai Bank	(428,625)	428,625	—	—
JPMorgan Chase	(1,304,861)	33,234	—	(1,271,627)
State Street Bank	(2,662,677)	975,195	—	(1,687,482)
UBS AG	(3,163,276)	—	—	(3,163,276)

	$(14,322,712)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A386

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $188,656,793:
Unaffiliated investments (cost $3,852,329,346)	$3,945,589,541
Affiliated investments (cost $3,327,661,123)	3,327,657,670
Foreign currency, at value (cost $780,759)	779,600
Deposit with broker for futures	177,331,222
Dividends and interest receivable	14,035,153
Unrealized appreciation on OTC forward foreign currency contracts	10,487,126
Tax reclaim receivable	6,060,413
Receivable for investments sold	4,679,736
Receivable for fund share sold	887,190
Receivable from affiliate	70,175
Prepaid expenses	55,741

Total Assets	7,487,633,567

LIABILITIES:
Payable to broker for collateral for securities on loan	193,415,552
Unrealized depreciation on OTC forward foreign currency contracts	8,097,926
Unrealized depreciation on OTC swap agreements	3,163,276
Unrealized depreciation on OTC cross currency exchange contracts	3,061,510
Advisory fees payable	2,083,510
Payable for investments purchased	1,418,720
Due to broker-variation margin futures	601,534
Accrued expenses and other liabilities	486,513
Distribution fee payable	248,060
Payable for fund share repurchased	3,887
Affiliated transfer agent fee payable	346

Total Liabilities	212,580,834

NET ASSETS	$7,275,052,733

Net assets were comprised of:
Paid-in capital	$5,807,071,426
Retained earnings	1,467,981,307

Net assets, December 31, 2016	$7,275,052,733

Net asset value and redemption price per share, $7,275,052,733 / 464,274,762 outstanding shares of beneficial interest	$15.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$70,154,494
Unaffiliated dividend income (net) (foreign withholding tax $3,593,222, of which $458,613 is reimbursable by an affiliate)	60,948,911
Affiliated dividend income	14,035,192
Income from securities lending, net (including affiliated income of $1,356,750)	1,641,761

146,780,358

EXPENSES
Advisory fees	52,422,582
Distribution fee	17,593,888
Custodian and accounting fees	1,400,000
Insurance expenses	105,000
Trustees’ fees	76,000
Audit fee	70,000
Legal fees and expenses	25,000
Shareholders’ reports	19,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	468
Miscellaneous	109,976

Total expenses	71,842,914

NET INVESTMENT INCOME (LOSS)	74,937,444

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $30,041)	(14,177,146)
Net capital gain distribution received	8,982,256
Futures transactions	167,344,651
Swap agreements transactions	21,346,928
Foreign currency transactions	(22,050,927)

161,445,762

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,453))	135,853,679
Futures	27,570,596
Swap agreements	10,170,461
Foreign currencies	(17,154,678)

156,440,058

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	317,885,820

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$392,823,264

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$74,937,444	$42,559,328
Net realized gain (loss) on investment and foreign currency transactions	161,445,762	152,747,514
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	156,440,058	(278,539,980)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	392,823,264	(83,233,138)

FUND SHARE TRANSACTIONS:
Fund share sold [117,878,653 and 16,349,747 shares, respectively]	1,692,320,192	246,516,449
Net asset value of shares issued in merger [0 and 220,013,634 shares, respectively] (Note 10)	—	3,267,221,362
Fund share repurchased [166,524,672 and 33,710,153 shares, respectively]	(2,342,764,963)	(496,452,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(650,444,771)	3,017,285,336

CAPITAL CONTRIBUTIONS (NOTE 4)	3,976,239	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(253,645,268)	2,934,052,198
NET ASSETS:
Beginning of year	7,528,698,001	4,594,645,803

End of year	$7,275,052,733	$7,528,698,001

SEE NOTES TO FINANCIAL STATEMENTS.

A387

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 89.3%
COMMON STOCKS — 54.1%	Shares	Value (Note 2)
Aerospace & Defense — 0.8%
Arconic, Inc.	30,633	$567,936
Boeing Co. (The)	282,000	43,901,760
DigitalGlobe, Inc.*	72,360	2,073,114
General Dynamics Corp.	10,700	1,847,462
HEICO Corp. (Class A Stock)	16,397	1,113,356
Meggitt PLC (United Kingdom)	1,895,704	10,705,471
Northrop Grumman Corp.	73,300	17,048,114
Rockwell Collins, Inc.(a)	108,400	10,055,184
Rolls-Royce Holdings PLC (United Kingdom)*	51,788,824	63,825
TASER International, Inc.*(a)	64,600	1,565,904
Textron, Inc.	439,900	21,361,544
Triumph Group, Inc.(a)	85,000	2,252,500

		112,556,170

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	145,300	10,644,678
FedEx Corp.	139,500	25,974,900
XPO Logistics, Inc.*(a)	83,400	3,599,544

		40,219,122

Airlines — 0.5%
Alaska Air Group, Inc.	31,600	2,803,868
American Airlines Group, Inc.(a)	528,652	24,682,762
Delta Air Lines, Inc.(a)	453,800	22,322,422
United Continental Holdings, Inc.*	289,100	21,069,608

		70,878,660

Auto Components — 0.3%
Adient PLC*	80,251	4,702,709
Aisin Seiki Co. Ltd. (Japan)	110,600	4,785,600
Autoliv, Inc. (Sweden)	72,775	8,203,531
Gentherm, Inc.*	74,800	2,531,980
GKN PLC (United Kingdom)	2,472,025	10,075,776
Koito Manufacturing Co. Ltd. (Japan)	72,900	3,849,848
Sumitomo Rubber Industries Ltd. (Japan)	367,700	5,817,879

		39,967,323

Automobiles — 0.6%
Bayerische Motoren Werke AG (Germany)	94,389	8,791,047
Harley-Davidson, Inc.(a)	152,193	8,878,940
Honda Motor Co. Ltd. (Japan)	650,300	18,985,713
Suzuki Motor Corp. (Japan)	370,200	12,997,307
Tesla Motors, Inc.*(a)	91,960	19,650,932
Toyota Motor Corp. (Japan)	327,500	19,200,805

		88,504,744

Banks — 4.4%
Ameris Bancorp(a)	72,300	3,152,280
Australia & New Zealand Banking Group Ltd. (Australia)	1,011,144	22,135,178
Bank of America Corp.	1,137,191	25,131,921
BankUnited, Inc.	107,300	4,044,137
Barclays PLC (United Kingdom), ADR(a)	478,406	5,262,466
BNC Bancorp	81,900	2,612,610
BNP Paribas SA (France)	381,568	24,282,271
Bridge Bancorp, Inc.	48,100	1,822,990
Citigroup, Inc.	1,121,231	66,634,758
Citizens Financial Group, Inc.	467,300	16,649,899

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
CoBiz Financial, Inc.	69,090	$1,166,930
Commerzbank AG (Germany)	432,048	3,289,537
Danske Bank A/S (Denmark)	400,741	12,123,924
DBS Group Holdings Ltd. (Singapore)	1,296,162	15,464,302
DNB ASA (Norway)	1,684,915	25,013,075
East West Bancorp, Inc.	74,500	3,786,835
Fifth Third Bancorp	1,038,400	28,005,648
First Republic Bank	183,200	16,880,048
Hilltop Holdings, Inc.	113,100	3,370,380
Home BancShares, Inc.(a)	145,336	4,035,981
ING Groep NV (Netherlands)	1,682,165	23,682,871
Intesa Sanpaolo SpA (Italy)	5,206,511	13,188,880
JPMorgan Chase & Co.	1,047,168	90,360,127
KeyCorp	1,029,280	18,804,946
Lloyds Banking Group PLC (United Kingdom)	15,438,191	11,854,713
National Bank Holdings Corp. (Class A Stock)	42,300	1,348,947
National Bank of Canada (Canada)(a)	391,700	15,908,391
Nordea Bank AB (Sweden)	1,535,753	17,017,103
PNC Financial Services Group, Inc. (The)	45,900	5,368,464
Popular, Inc. (Puerto Rico)	77,200	3,382,904
Prosperity Bancshares, Inc.(a)	51,610	3,704,566
Signature Bank*	19,900	2,988,980
Standard Chartered PLC (United Kingdom)*	930,979	7,592,105
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	383,881	13,734,767
SVB Financial Group*	28,800	4,943,808
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,435,748	19,885,767
Swedbank AB (Sweden) (Class A Stock)	457,122	11,014,122
Texas Capital Bancshares, Inc.*(a)	42,760	3,352,384
Towne Bank(a)	107,200	3,564,400
United Overseas Bank Ltd. (Singapore)	623,700	8,762,299
US Bancorp	199,000	10,222,630
Webster Financial Corp.	76,900	4,174,132
Wells Fargo & Co.	712,808	39,282,849
Westamerica Bancorporation(a)	8,000	503,440
Western Alliance Bancorp*	90,200	4,393,642

		623,902,407

Beverages — 0.9%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	8,300	1,409,755
Coca-Cola Co. (The)	566,100	23,470,506
Diageo PLC (United Kingdom)	613,104	15,910,055
Dr. Pepper Snapple Group, Inc.	134,700	12,213,249
Kirin Holdings Co. Ltd. (Japan)	686,200	11,137,868
Molson Coors Brewing Co. (Class B Stock)(a)	117,600	11,443,656
PepsiCo, Inc.	434,046	45,414,233

		120,999,322

Biotechnology — 1.3%
AbbVie, Inc.(a)	178,100	11,152,622
Acceleron Pharma, Inc.*	92,900	2,370,808
Alexion Pharmaceuticals, Inc.*	155,919	19,076,690
Alnylam Pharmaceuticals, Inc.*(a)	44,000	1,647,360
Amgen, Inc.	160,200	23,422,842

SEE NOTES TO FINANCIAL STATEMENTS.

A388

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Biogen, Inc.*	67,200	$19,056,576
BioMarin Pharmaceutical, Inc.*	48,100	3,984,604
Celgene Corp.*	90,200	10,440,650
CSL Ltd. (Australia)	93,539	6,764,739
Exelixis, Inc.*	327,100	4,877,061
Gilead Sciences, Inc.	280,796	20,107,802
Incyte Corp.*	93,600	9,385,272
Insmed, Inc.*	4,000	52,920
Ionis Pharmaceuticals, Inc.*(a)	76,700	3,668,561
Neurocrine Biosciences, Inc.*	59,000	2,283,300
Regeneron Pharmaceuticals, Inc.*	18,500	6,791,165
Shire PLC, ADR	154,240	26,279,411
United Therapeutics Corp.*	18,700	2,682,141
Vertex Pharmaceuticals, Inc.*	141,967	10,458,709

		184,503,233

Building Products — 0.2%
A.O. Smith Corp.	43,800	2,073,930
Allegion PLC	163,500	10,463,999
Johnson Controls International PLC	483,218	19,903,749
Quanex Building Products Corp.(a)	119,900	2,433,970

		34,875,648

Capital Markets — 1.6%
Ameriprise Financial, Inc.	112,385	12,467,992
Bank of New York Mellon Corp. (The)	510,300	24,178,014
BlackRock, Inc.	22,200	8,447,988
CBOE Holdings, Inc.	43,800	3,236,382
Charles Schwab Corp. (The)	489,500	19,320,565
Close Brothers Group PLC (United Kingdom)	145,348	2,581,493
CME Group, Inc.	140,529	16,210,020
E*TRADE Financial Corp.*	187,600	6,500,340
FactSet Research Systems, Inc.	20,200	3,301,286
Financial Engines, Inc.(a)	82,500	3,031,875
GAM Holding AG (Switzerland)*	528,086	6,111,589
Intercontinental Exchange, Inc.	308,217	17,389,603
Janus Capital Group, Inc.	92,300	1,224,821
Legg Mason, Inc.	137,800	4,121,598
Macquarie Group Ltd. (Australia)	203,854	12,769,863
Morgan Stanley	795,400	33,605,650
Och-Ziff Capital Management Group LLC (Class A Stock)	344,400	1,139,964
S&P Global, Inc.	69,599	7,484,676
State Street Corp.	329,571	25,614,258
TD Ameritrade Holding Corp.	326,600	14,239,760
Waddell & Reed Financial, Inc. (Class A Stock)(a)	56,100	1,094,511

		224,072,248

Chemicals — 1.4%
AdvanSix, Inc.*	4,552	100,781
Agrium, Inc. (Canada)	1,200	120,660
AgroFresh Solutions, Inc.*(a)	126,000	333,900
Air Liquide SA (France)	84,789	9,428,464
Air Products & Chemicals, Inc.	145,592	20,939,041
Akzo Nobel NV (Netherlands)	4,759	297,376
Asahi Kasei Corp. (Japan)	1,472,000	12,808,275
Ashland Global Holdings, Inc.	181,225	19,806,080

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
BASF SE (Germany)	151,048	$13,998,637
Cabot Corp.	25,300	1,278,662
Celanese Corp. (Class A Stock)	38,300	3,015,742
CF Industries Holdings, Inc.(a)	234,464	7,380,927
Corbion NV (Netherlands)	6,116	163,563
Covestro AG (Germany), 144A	101,508	6,948,009
Croda International PLC (United Kingdom)	11,238	441,988
E.I. du Pont de Nemours & Co.	522,800	38,373,520
Evonik Industries AG (Germany)	2,352	70,111
Flotek Industries, Inc.*(a)	186,340	1,749,733
Incitec Pivot Ltd. (Australia)	93,451	241,813
KMG Chemicals, Inc.	69,500	2,702,855
Linde AG (Germany)	2,876	471,774
Minerals Technologies, Inc.	39,600	3,059,100
Monsanto Co.	111,500	11,730,915
Mosaic Co. (The)	4,472	131,164
Orion Engineered Carbons SA (Luxembourg)	8,100	152,685
PolyOne Corp.	5,700	182,628
PPG Industries, Inc.	6,300	596,988
Praxair, Inc.	121,061	14,187,139
RPM International, Inc.	274,800	14,792,484
Senomyx, Inc.*(a)	103,500	99,360
Sherwin-Williams Co. (The)	900	241,866
Tosoh Corp. (Japan)	390,000	2,751,055
Umicore SA (Belgium)	137,312	7,811,902
Valvoline, Inc.(a)	6,290	135,235
Victrex PLC (United Kingdom)	30,258	719,494
Yara International ASA (Norway)	1,893	74,469

		197,338,395

Commercial Services & Supplies — 0.3%
Copart, Inc.*	43,600	2,415,876
HNI Corp.	52,600	2,941,392
KAR Auction Services, Inc.	62,200	2,650,964
Mobile Mini, Inc.	44,750	1,353,688
Rollins, Inc.(a)	87,200	2,945,616
Stericycle, Inc.*(a)	145,300	11,193,912
Waste Connections, Inc. (Canada)(a)	181,900	14,295,521

		37,796,969

Communications Equipment — 0.6%
Arista Networks, Inc.*(a)	33,300	3,222,441
Cisco Systems, Inc.	1,604,094	48,475,721
Harris Corp.	192,500	19,725,475
Palo Alto Networks, Inc.*(a)	27,900	3,488,895
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,062,168	6,225,337

		81,137,869

Construction & Engineering
Aegion Corp.*	60,600	1,436,220
Granite Construction, Inc.	6,900	379,500
Valmont Industries, Inc.	10,700	1,507,630

		3,323,350

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	64,560	14,301,977

SEE NOTES TO FINANCIAL STATEMENTS.

A389

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials (continued)
Vulcan Materials Co.	150,300	$18,810,045

		33,112,022

Consumer Finance — 0.1%
Ally Financial, Inc.	198,000	3,765,960
Credit Saison Co. Ltd. (Japan)	411,200	7,317,671
SLM Corp.*	352,600	3,885,652

		14,969,283

Containers & Packaging — 0.2%
Ball Corp.(a)	119,300	8,955,851
Bemis Co., Inc.	62,200	2,974,404
Graphic Packaging Holding Co.	213,400	2,663,232
International Paper Co.	177,529	9,419,689
Myers Industries, Inc.	140,800	2,013,440
Orora Ltd. (Australia)	143,806	309,256
Vidrala SA (Spain)	5,051	260,264

		26,596,136

Distributors
Core-Mark Holding Co., Inc.(a)	22,700	977,689

Diversified Consumer Services
Ascent Capital Group, Inc. (Class A Stock)*	44,742	727,505
Houghton Mifflin Harcourt Co.*	69,400	752,990
Service Corp. International	109,400	3,106,960

		4,587,455

Diversified Financial Services — 0.4%
African Bank Investments Ltd. (South Africa)*^(g)	295,568	—
Berkshire Hathaway, Inc. (Class B Stock)*	202,598	33,019,422
Challenger Ltd. (Australia)	1,668,872	13,484,367
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,505,100	7,762,910

		54,266,699

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	1,033,515	43,955,393
KT Corp. (South Korea)*	297,096	7,228,534
Nippon Telegraph & Telephone Corp. (Japan)	758,800	31,941,808
SBA Communications Corp. (Class A Stock)*	36,400	3,758,664
TDC A/S (Denmark)*	2,156,990	11,057,532
Telecom Italia SpA (Italy)*	8,709,247	6,321,130
Telefonica Deutschland Holding AG (Germany)	3,620,955	15,477,481
Telefonica SA (Spain)	1,124,116	10,378,277
Telstra Corp. Ltd. (Australia)	907,619	3,335,217
Verizon Communications, Inc.	782,300	41,759,174

		175,213,210

Electric Utilities — 1.1%
Edison International	392,100	28,227,279
Eversource Energy	65,800	3,634,134
Exelon Corp.	682,100	24,207,729
Great Plains Energy, Inc.	183,200	5,010,520
NextEra Energy, Inc.	191,100	22,828,806
OGE Energy Corp.	96,300	3,221,235
PG&E Corp.	655,812	39,853,695

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
PNM Resources, Inc.	78,400	$2,689,120
Portland General Electric Co.	65,700	2,846,781
Red Electrica Corp. SA (Spain)	9,096	171,371
Southern Co. (The)	233,300	11,476,027
SSE PLC (United Kingdom)	382,621	7,305,834

		151,472,531

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)*	538,005	11,320,553
Emerson Electric Co.	168,400	9,388,300
Gamesa Corp. Tecnologica SA (Spain)	7,831	158,325
Legrand SA (France)	208,164	11,810,268
Mitsubishi Electric Corp. (Japan)	2,023,200	28,141,020
Sensata Technologies Holding NV*(a)	248,743	9,688,540
Vestas Wind Systems A/S (Denmark)	1,792	116,058

		70,623,064

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	88,700	5,960,640
AVX Corp.	122,800	1,919,364
Belden, Inc.	19,750	1,476,708
Coherent, Inc.*	19,200	2,637,792
Control4 Corp.*	88,500	902,700
Hamamatsu Photonics KK (Japan)	184,200	4,838,067
Keysight Technologies, Inc.*	205,000	7,496,850
Omron Corp. (Japan)	232,200	8,873,514
TE Connectivity Ltd.	236,900	16,412,431

		50,518,066

Energy Equipment & Services — 0.3%
Aker Solutions ASA (Norway)*	72,506	346,645
Baker Hughes, Inc.	226,500	14,715,705
Dril-Quip, Inc.*(a)	45,900	2,756,295
Ensco PLC (Class A Stock)	21,100	205,091
Exterran Corp.*	94,450	2,257,355
FMC Technologies, Inc.*	190,900	6,782,677
Frank’s International NV(a)	13,100	161,261
Halliburton Co.(a)	12,200	659,898
John Wood Group PLC (United Kingdom)	29,489	318,438
Oceaneering International, Inc.	31,700	894,257
Rowan Cos. PLC (Class A Stock)*(a)	13,000	245,569
SBM Offshore NV (Netherlands)	36,384	569,642
Schlumberger Ltd.	75,768	6,360,724
Tenaris SA (Luxembourg)	35,358	631,161
Tesco Corp.*	183,760	1,516,020
US Silica Holdings, Inc.	5,133	290,938
WorleyParsons Ltd. (Australia)*	783,423	5,453,421

		44,165,097

Equity Real Estate Investment Trusts (REITs) — 2.1%
Acadia Realty Trust	78,080	2,551,654
Alexandria Real Estate Equities, Inc.	10,300	1,144,639
American Campus Communities, Inc.	27,800	1,383,606
American Tower Corp.	210,935	22,291,611
AvalonBay Communities, Inc.	118,290	20,955,074
Boston Properties, Inc.	22,350	2,811,183
Brookfield Canada Office Properties (Canada)	30,100	588,033
Camden Property Trust	54,900	4,615,443

SEE NOTES TO FINANCIAL STATEMENTS.

A390

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Canadian Real Estate Investment Trust (Canada)	10,700	$368,979
CapitaLand Mall Trust (Singapore)	568,900	737,894
Charter Hall Retail REIT (Australia)	159,907	487,227
Concentradora Fibra Danhos SA de CV (Mexico)*	229,900	348,127
Crown Castle International Corp.	143,367	12,439,955
DCT Industrial Trust, Inc.	23,275	1,114,407
Derwent London PLC (United Kingdom)	15,603	531,874
Douglas Emmett, Inc.	72,000	2,632,320
Duke Realty Corp.	76,700	2,037,152
EastGroup Properties, Inc.	30,300	2,237,352
Equinix, Inc.	30,800	11,008,228
Equity Commonwealth*	85,000	2,570,400
Equity Residential	273,200	17,583,152
Essex Property Trust, Inc.	13,309	3,094,343
Federal Realty Investment Trust	17,900	2,543,769
Gecina SA (France)	6,425	887,411
General Growth Properties, Inc.	559,460	13,975,311
Great Portland Estates PLC (United Kingdom)	575,223	4,725,399
Healthcare Realty Trust, Inc.	36,200	1,097,584
Highwoods Properties, Inc.	13,700	698,837
Host Hotels & Resorts, Inc.(a)	53,900	1,015,476
Iron Mountain, Inc.	193,638	6,289,362
Kilroy Realty Corp.	22,900	1,676,738
Kimco Realty Corp.	79,200	1,992,672
Klepierre (France)	23,986	941,179
LaSalle Hotel Properties(a)	107,800	3,284,666
Macerich Co. (The)	37,800	2,677,752
Mitsui Fudosan Logistics Park, Inc. (Japan)*	120	341,736
Mori Hills REIT Investment Corp. (Japan)	510	688,742
Nippon Accommodations Fund, Inc. (Japan)	251	1,099,007
Nippon Prologis REIT, Inc. (Japan)	213	435,558
Paramount Group, Inc.	198,700	3,177,213
Pebblebrook Hotel Trust	17,000	505,750
Prologis, Inc.	83,500	4,407,965
PS Business Parks, Inc.	4,600	535,992
Public Storage	13,340	2,981,490
Rayonier, Inc.	103,400	2,750,440
Regency Centers Corp.(a)	145,739	10,048,704
RLJ Lodging Trust	21,630	529,719
Saul Centers, Inc.	22,800	1,518,708
Scentre Group (Australia)	3,515,019	11,766,493
Shaftesbury PLC (United Kingdom)	90,792	1,016,486
Simon Property Group, Inc.	123,061	21,864,248
SL Green Realty Corp.	104,100	11,195,955
Sunstone Hotel Investors, Inc.	71,377	1,088,499
Taubman Centers, Inc.	47,000	3,474,710
Terreno Realty Corp.	65,200	1,857,548
Unibail-Rodamco SE (France)	47,805	11,392,200
Urban Edge Properties	139,940	3,849,749
Urstadt Biddle Properties, Inc. (Class A Stock)	73,350	1,768,469
VEREIT, Inc.	1,272,800	10,767,888
Vicinity Centres (Australia)	520,314	1,122,069
Vornado Realty Trust	154,300	16,104,291
Washington Prime Group, Inc.	211,400	2,200,674
Washington Real Estate Investment Trust	44,600	1,457,974

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Weingarten Realty Investors	95,230	$3,408,282
Weyerhaeuser Co.	247,606	7,450,465

		296,145,833

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.(a)	138,900	22,239,279
CVS Health Corp.	204,404	16,129,520
Kroger Co. (The)	313,300	10,811,983
Seven & i Holdings Co. Ltd. (Japan)	350,800	13,340,634
Sprouts Farmers Market, Inc.*(a)	95,000	1,797,400
Sysco Corp.	94,300	5,221,391
Walgreens Boots Alliance, Inc.	345,432	28,587,952
Wal-Mart Stores, Inc.	275,600	19,049,472

		117,177,631

Food Products — 1.2%
Blue Buffalo Pet Products, Inc.*(a)	100,600	2,418,424
Bunge Ltd.	103,900	7,505,735
Conagra Brands, Inc.	294,300	11,639,565
Danone SA (France)	101,485	6,421,847
Flowers Foods, Inc.(a)	163,200	3,259,104
Hershey Co. (The)	108,600	11,232,498
Kraft Heinz Co. (The)	342,700	29,924,564
Mondelez International, Inc. (Class A Stock)	622,985	27,616,925
Nestle SA (Switzerland)	719,953	51,575,696
Pilgrim’s Pride Corp.	3,378	64,148
Pinnacle Foods, Inc.	54,000	2,886,300
Post Holdings, Inc.*(a)	33,300	2,676,987
Sanderson Farms, Inc.	683	64,366
TreeHouse Foods, Inc.*(a)	21,400	1,544,866
Tyson Foods, Inc. (Class A Stock)	132,900	8,197,272
Wilmar International Ltd. (Singapore)	3,559,900	8,794,584

		175,822,881

Gas Utilities — 0.1%
Atmos Energy Corp.	77,600	5,754,040
Chesapeake Utilities Corp.	24,820	1,661,699
ONE Gas, Inc.	43,800	2,801,448
South Jersey Industries, Inc.	66,200	2,230,278

		12,447,465

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories	422,300	16,220,543
Align Technology, Inc.*	32,600	3,133,838
Atrion Corp.	2,800	1,420,160
Becton, Dickinson and Co.	136,759	22,640,452
Cooper Cos., Inc. (The)	6,100	1,067,073
Danaher Corp.	504,700	39,285,848
DENTSPLY SIRONA, Inc.	179,762	10,377,660
Elekta AB (Sweden) (Class B Stock)	582,902	5,146,205
GenMark Diagnostics, Inc.*	226,600	2,773,584
GN Store Nord A/S (Denmark)	472,812	9,777,907
Halyard Health, Inc.*(a)	32,200	1,190,756
Hologic, Inc.*	171,800	6,892,616
Intuitive Surgical, Inc.*	34,900	22,132,533
Medtronic PLC	286,189	20,385,242
Sonova Holding AG (Switzerland)	26,402	3,194,369
Stryker Corp.	172,400	20,655,244
Teleflex, Inc.	19,200	3,094,080

SEE NOTES TO FINANCIAL STATEMENTS.

A391

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services, Inc.	30,000	$2,544,900

		191,933,010

Health Care Providers & Services — 1.2%
Aetna, Inc.	165,100	20,474,051
Anthem, Inc.	102,000	14,664,540
Centene Corp.*	150,100	8,482,151
Cigna Corp.	83,900	11,191,421
Diplomat Pharmacy, Inc.*(a)	88,400	1,113,840
Fresenius SE & Co. KGaA (Germany)	327,398	25,540,675
HCA Holdings, Inc.*	39,500	2,923,790
Humana, Inc.	106,900	21,810,807
McKesson Corp.	34,305	4,818,137
Miraca Holdings, Inc. (Japan)	174,200	7,791,262
UnitedHealth Group, Inc.	234,000	37,449,360
Universal Health Services, Inc. (Class B Stock)	59,600	6,340,248
WellCare Health Plans, Inc.*	26,000	3,564,080

		166,164,362

Health Care Technology
athenahealth, Inc.*(a)	24,200	2,545,114
Veeva Systems, Inc. (Class A Stock)*(a)	88,500	3,601,950

		6,147,064

Hotels, Restaurants & Leisure — 1.0%
Bloomin’ Brands, Inc.	135,800	2,448,474
Choice Hotels International, Inc.	33,800	1,894,490
Compass Group PLC (United Kingdom)	912,679	16,867,831
Del Frisco’s Restaurant Group, Inc.*	74,500	1,266,500
Hilton Grand Vacations, Inc.*	46,574	1,210,929
Hilton Worldwide Holdings, Inc.*	160,792	8,949,705
Jack in the Box, Inc.	25,500	2,846,820
Las Vegas Sands Corp.(a)	89,000	4,753,490
Lindblad Expeditions Holdings, Inc.*	168,100	1,588,545
Marriott International, Inc. (Class A Stock)	192,600	15,924,168
McDonald’s Corp.	137,300	16,712,156
MGM Resorts International*	358,891	10,346,828
Norwegian Cruise Line Holdings Ltd.*	78,600	3,342,857
Park Hotels & Resorts, Inc.*	96,313	2,879,771
Red Robin Gourmet Burgers, Inc.*	50,900	2,870,760
Royal Caribbean Cruises Ltd.	55,300	4,536,812
Starbucks Corp.	478,300	26,555,216
Yum! Brands, Inc.	168,400	10,664,772

		135,660,124

Household Durables — 0.3%
Lennar Corp. (Class A Stock)(a)	75,327	3,233,788
Meritage Homes Corp.*(a)	72,400	2,519,520
Panasonic Corp. (Japan)	1,162,500	11,790,260
Persimmon PLC (United Kingdom)	562,033	12,262,309
Sony Corp. (Japan)	197,200	5,510,150
Tempur Sealy International, Inc.*(a)	34,000	2,321,520
TRI Pointe Group, Inc.*	235,200	2,700,096

		40,337,643

Household Products — 0.4%
Colgate-Palmolive Co.	183,100	11,982,064
Energizer Holdings, Inc.	52,300	2,333,103

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Procter & Gamble Co. (The)	538,279	$45,258,498

		59,573,665

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	256,400	5,884,782
NRG Energy, Inc.	582,600	7,142,676

		13,027,458

Industrial Conglomerates — 1.2%
CK Hutchison Holdings Ltd. (Hong Kong)	1,438,193	16,234,983
DCC PLC (United Kingdom)	162,402	12,071,580
General Electric Co.	1,387,400	43,841,840
Honeywell International, Inc.	268,700	31,128,895
Koninklijke Philips NV (Netherlands)	637,127	19,478,261
Roper Technologies, Inc.(a)	151,700	27,773,236
Sembcorp Industries Ltd. (Singapore)	1,300,911	2,551,209
Siemens AG (Germany)	191,943	23,501,571

		176,581,575

Insurance — 2.7%
AIA Group Ltd. (Hong Kong)	1,895,400	10,617,729
Allianz SE (Germany)	85,159	14,054,508
American International Group, Inc.	623,900	40,746,909
Aviva PLC (United Kingdom)	2,650,918	15,790,633
AXA SA (France)	1,103,714	27,823,401
Chubb Ltd.	135,727	17,932,251
CNA Financial Corp.	437,484	18,155,586
Direct Line Insurance Group PLC (United Kingdom)	2,964,606	13,492,450
First American Financial Corp.	64,200	2,351,646
FNF Group(a)	199,800	6,785,208
Infinity Property & Casualty Corp.	14,500	1,274,550
Kemper Corp.	34,800	1,541,640
Loews Corp.	276,169	12,932,994
Markel Corp.*	1,100	994,950
Marsh & McLennan Cos., Inc.	352,800	23,845,752
MetLife, Inc.	363,670	19,598,176
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	70,934	13,397,912
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	1,370,500	6,808,759
Progressive Corp. (The)	174,600	6,198,300
Prudential PLC (United Kingdom)	875,104	17,464,974
RSA Insurance Group PLC (United Kingdom)	1,720,707	12,408,636
State Auto Financial Corp.	85,100	2,281,531
Storebrand ASA (Norway)*	1,883,899	10,007,243
Sun Life Financial, Inc. (Canada)	419,200	16,094,857
Tokio Marine Holdings, Inc. (Japan)	503,500	20,614,843
White Mountains Insurance Group Ltd.	3,500	2,926,175
Willis Towers Watson PLC	175,381	21,445,589
XL Group Ltd. (Ireland)(a)	656,340	24,455,228

		382,042,430

Internet & Direct Marketing Retail — 1.1%
Amazon.com, Inc.*	139,463	104,579,120
Etsy, Inc.*	233,000	2,744,740

SEE NOTES TO FINANCIAL STATEMENTS.

A392

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Direct Marketing Retail (continued)
Priceline Group, Inc. (The)*	35,210	$51,619,973

		158,943,833

Internet Software & Services — 2.2%
Alibaba Group Holding Ltd. (China), ADR*(a)	92,374	8,111,361
Alphabet, Inc. (Class C Stock)*	94,728	73,112,965
Alphabet, Inc. (Class A Stock)*	72,650	57,571,493
Angie’s List, Inc.*(a)	196,500	1,617,195
Baidu, Inc. (China), ADR*(a)	34,900	5,737,909
Cornerstone OnDemand, Inc.*	35,900	1,518,929
Facebook, Inc. (Class A Stock)*	716,400	82,421,820
Five9, Inc.*	164,600	2,335,674
Kakaku.com, Inc. (Japan)	305,700	5,051,115
Match Group, Inc.*(a)	50,770	868,167
NAVER Corp. (South Korea)*	6,870	4,399,395
Pandora Media, Inc.*(a)	174,400	2,274,176
SPS Commerce, Inc.*	24,000	1,677,360
Tencent Holdings Ltd. (China)	423,600	10,271,078
Twitter, Inc.*(a)	65,900	1,074,170
VeriSign, Inc.*(a)	122,960	9,353,567
Xactly Corp.*	122,600	1,348,600
Yahoo Japan Corp. (Japan)	3,140,800	12,029,146
Yahoo!, Inc.*	415,600	16,071,252
YY, Inc. (China), ADR*(a)	125,300	4,939,326
Zillow Group, Inc. (Class A Stock)*(a)	58,500	2,132,325
Zillow Group, Inc. (Class C Stock)*(a)	56,900	2,075,143

		305,992,166

IT Services — 1.5%
Accenture PLC (Class A Stock)	144,700	16,948,711
Automatic Data Processing, Inc.	51,400	5,282,892
Black Knight Financial Services, Inc. (Class A Stock)*(a)	26,615	1,006,047
Blackhawk Network Holdings, Inc.*(a)	71,600	2,697,530
Booz Allen Hamilton Holding Corp.	77,200	2,784,604
Cognizant Technology Solutions Corp. (Class A Stock)*	272,100	15,245,763
CoreLogic, Inc.*	68,800	2,533,904
EPAM Systems, Inc.*	38,900	2,501,659
Fidelity National Information Services, Inc.	173,800	13,146,232
Fiserv, Inc.*	49,000	5,207,720
FleetCor Technologies, Inc.*	29,600	4,188,992
Infosys Ltd. (India), ADR(a)	708,000	10,499,640
Jack Henry & Associates, Inc.	20,910	1,856,390
Mastercard, Inc. (Class A Stock)	486,900	50,272,425
PayPal Holdings, Inc.*	730,200	28,820,994
Sabre Corp.(a)	101,900	2,542,405
Travelport Worldwide Ltd.	184,200	2,597,219
Vantiv, Inc. (Class A Stock)*	37,600	2,241,712
Visa, Inc. (Class A Stock)(a)	541,900	42,279,038
WEX, Inc.*	26,900	3,002,040

		215,655,917

Leisure Products — 0.1%
Mattel, Inc.(a)	528,598	14,562,875

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	239,300	10,902,508
Bruker Corp.	37,880	802,298

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Quintiles IMS Holdings, Inc.*	42,892	$3,261,937
Thermo Fisher Scientific, Inc.	136,300	19,231,930

		34,198,673

Machinery — 0.9%
AGCO Corp.	35,200	2,036,672
Chart Industries, Inc.*	69,900	2,517,798
CLARCOR, Inc.	73,100	6,028,557
Cummins, Inc.	97,800	13,366,326
EnPro Industries, Inc.	26,700	1,798,512
Flowserve Corp.(a)	288,200	13,848,010
Fortive Corp.	218,650	11,726,200
Graco, Inc.	23,600	1,960,924
Greenbrier Cos., Inc. (The)(a)	47,000	1,952,850
Harsco Corp.	135,000	1,836,000
Hillenbrand, Inc.	74,900	2,872,415
Illinois Tool Works, Inc.	159,100	19,483,386
Manitowoc Foodservice, Inc.*	76,200	1,472,946
Middleby Corp. (The)*	22,300	2,872,463
Mueller Water Products, Inc. (Class A Stock)	23,200	308,792
Pentair PLC (United Kingdom)	104,500	5,859,315
RBC Bearings, Inc.*	18,300	1,698,423
Sandvik AB (Sweden)	33,629	414,850
SMC Corp. (Japan)	25,300	6,019,490
Stanley Black & Decker, Inc.	54,800	6,285,012
Sun Hydraulics Corp.	44,800	1,790,656
THK Co. Ltd. (Japan)	534,200	11,797,032
Wabtec Corp.(a)	38,800	3,221,176
Watts Water Technologies, Inc. (Class A Stock)	5,300	345,560

		121,513,365

Marine — 0.1%
AP Moller – Maersk A/S (Denmark) (Class B Stock)	5,243	8,357,154
Kirby Corp.*(a)	47,900	3,185,350
Matson, Inc.	62,800	2,222,492
Nippon Yusen KK (Japan)	1,463,000	2,709,312

		16,474,308

Media — 1.4%
Cable One, Inc.	5,100	3,170,823
Charter Communications, Inc. (Class A Stock)*	92,398	26,603,232
Comcast Corp. (Class A Stock)	768,800	53,085,640
CyberAgent, Inc. (Japan)	268,000	6,598,614
Eutelsat Communications SA (France)	403,199	7,796,948
Informa PLC (United Kingdom)	120,424	1,008,699
Liberty Broadband Corp. (Class C Stock)*(a)	36,000	2,666,520
Liberty Global PLC (United Kingdom) (Class A Stock)*	321,669	9,839,855
Liberty Global PLC (United Kingdom) (Class C Stock)*	128,232	3,808,490
Sky PLC (United Kingdom)	1,350,794	16,467,539
Time Warner, Inc.	106,700	10,299,751
Twenty-First Century Fox, Inc. (Class A Stock)	325,400	9,124,216

SEE NOTES TO FINANCIAL STATEMENTS.

A393

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Walt Disney Co. (The)	333,200	$34,726,104
WPP PLC (United Kingdom)	860,305	19,144,847

		204,341,278

Metals & Mining — 0.8%
Acerinox SA (Spain)	20,923	276,464
Agnico Eagle Mines Ltd. (Canada)	34,200	1,436,400
Alrosa PJSC (Russia)	161,397	256,722
Anglo American PLC (United Kingdom)*	124,738	1,762,415
AngloGold Ashanti Ltd. (South Africa)*	58,147	617,737
Antofagasta PLC (Chile)	747,794	6,191,513
ArcelorMittal (Luxembourg), AEX*	169,299	1,243,931
Barrick Gold Corp. (Canada)	215,200	3,438,896
BHP Billiton Ltd. (Australia)	458,937	8,221,796
BHP Billiton PLC (Australia)	800,696	12,749,576
Boliden AB (Sweden)	32,246	837,590
Carpenter Technology Corp.	67,000	2,423,390
Centamin PLC (United Kingdom)	130,466	220,837
Cia de Minas Buenaventura SAA (Peru), ADR	79,500	896,760
First Quantum Minerals Ltd. (Canada)	92,500	919,730
Fortescue Metals Group Ltd. (Australia)	174,590	729,614
Franco-Nevada Corp. (Canada), NYSE	54,700	3,268,872
Franco-Nevada Corp. (Canada), TSX	34,309	2,051,411
Freeport-McMoRan, Inc.*	62,940	830,179
Fresnillo PLC (Mexico)	47,438	704,666
Glencore PLC (Switzerland)*	900,606	3,043,062
Goldcorp, Inc. (Canada)	122,600	1,667,360
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	397,300	1,078,842
Hindalco Industries Ltd. (India)	204,202	462,164
Hitachi Metals Ltd. (Japan)	15,600	210,029
Hyundai Steel Co. (South Korea)*	2,263	106,513
Impala Platinum Holdings Ltd. (South Africa)*	177,677	546,667
Independence Group NL (Australia)	61,406	188,360
Industrias Penoles SAB de CV (Mexico)	37,155	688,786
JFE Holdings, Inc. (Japan)	11,700	176,932
Kinross Gold Corp. (Canada)*(a)	264,900	823,839
Kobe Steel Ltd. (Japan)*	14,050	133,590
Korea Zinc Co. Ltd. (South Korea)*	1,163	457,464
Lundin Mining Corp. (Canada)*	87,226	415,780
Maruichi Steel Tube Ltd. (Japan)	6,700	217,724
Mitsubishi Materials Corp. (Japan)	16,000	489,395
MMC Norilsk Nickel PJSC (Russia), ADR	48,085	807,347
Newcrest Mining Ltd. (Australia)	61,235	878,054
Newmont Mining Corp.	86,680	2,953,188
Nippon Steel & Sumitomo Metal Corp. (Japan)	55,900	1,238,121
Nucor Corp.	117,800	7,011,456
OceanaGold Corp. (Australia)	77,200	224,818
Petra Diamonds Ltd. (South Africa)*	554,451	1,064,370
POSCO (South Korea)	5,163	1,096,181
Randgold Resources Ltd. (United Kingdom)	20,777	1,596,253
Reliance Steel & Aluminum Co.	19,900	1,582,846
Rio Tinto Ltd. (United Kingdom)	167,193	7,162,749
Rio Tinto PLC (United Kingdom)	106,173	4,053,497
Severstal PJSC (Russia), GDR	6,022	91,534
Sibanye Gold Ltd. (South Africa)	85,501	153,530

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Silver Wheaton Corp. (Canada), NYSE(a)	73,900	$1,427,748
South32 Ltd. (Australia), ASX	4,913,836	9,673,166
Southern Copper Corp. (Peru)(a)	157,260	5,022,884
Steel Dynamics, Inc.	111,200	3,956,496
Sumitomo Metal Mining Co. Ltd. (Japan)	33,000	421,004
Tata Steel Ltd. (India)	62,145	356,343
Teck Resources Ltd. (Canada) (Class B Stock)	29,300	586,879
thyssenkrupp AG (Germany)	37,123	881,870
Turquoise Hill Resources Ltd. (Canada)*	123,700	399,551
Vale SA (Brazil), ADR	159,430	1,214,857
voestalpine AG (Austria)	4,177	163,335
Western Areas Ltd. (Australia)*	56,088	123,146
Worthington Industries, Inc.	3,900	185,016
Yamana Gold, Inc. (Canada)	175,900	494,279

		114,605,524

Mortgage Real Estate Investment Trusts (REITs)
Annaly Capital Management, Inc.	129,322	1,289,340
Redwood Trust, Inc.	204,700	3,113,487

		4,402,827

Multiline Retail — 0.3%
Dollar General Corp.	335,750	24,869,003
Lojas Renner SA (Brazil)	690,274	4,914,016
Marks & Spencer Group PLC (United Kingdom)	1,132,473	4,878,368
Tuesday Morning Corp.*	69,000	372,600

		35,033,987

Multi-Utilities — 0.4%
DTE Energy Co.	153,900	15,160,689
DTE Energy Co.	4,600	243,800
E.ON SE (Germany)	529,192	3,722,849
Engie SA (France)	965,614	12,291,295
National Grid PLC (United Kingdom)	1,344,837	15,712,831
NiSource, Inc.	524,968	11,622,792

		58,754,256

Oil, Gas & Consumable Fuels — 2.8%
Advantage Oil & Gas Ltd. (Canada)*	51,600	350,495
Apache Corp.(a)	106,600	6,765,902
ARC Resources Ltd. (Canada)	28,300	487,106
Beach Energy Ltd. (Australia)	3,810,154	2,318,648
Birchcliff Energy Ltd. (Canada)*	20,133	140,503
Cairn Energy PLC (United Kingdom)*	23,297	67,689
Canadian Natural Resources Ltd. (Canada)	14,200	452,696
Centennial Resource Development, Inc. (Class A Stock)*(a)	20,559	405,423
Cheniere Energy, Inc.*	27,600	1,143,468
Chevron Corp.	228,522	26,897,039
Cimarex Energy Co.	56,921	7,735,564
Comstock Resources, Inc.*(a)	95,200	937,720
Concho Resources, Inc.*(a)	89,800	11,907,480
CONSOL Energy, Inc.	23,100	421,113
Continental Resources, Inc.*(a)	195,600	10,081,224
Diamondback Energy, Inc.*(a)	46,200	4,668,972
Encana Corp. (Canada)	56,000	657,440
Energen Corp.*	12,700	732,409
EOG Resources, Inc.	80,318	8,120,150

SEE NOTES TO FINANCIAL STATEMENTS.

A394

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	150,122	$9,817,979
Exxon Mobil Corp.	1,193,912	107,762,497
Gulfport Energy Corp.*	27,500	595,100
Hess Corp.(a)	170,330	10,609,856
HollyFrontier Corp.(a)	106,700	3,495,492
Kelt Exploration Ltd. (Canada)*	70,000	352,959
Koninklijke Vopak NV (Netherlands)	9,543	450,241
Kosmos Energy Ltd.*(a)	273,000	1,913,729
Lundin Petroleum AB (Sweden)*	13,333	288,948
Marathon Petroleum Corp.	145,700	7,335,995
Matador Resources Co.*(a)	163,100	4,201,456
Occidental Petroleum Corp.	370,600	26,397,838
Pacific Exploration and Production Corp. (Colombia)*	10,825	473,506
Painted Pony Petroleum Ltd. (Canada)*	18,147	124,616
Parsley Energy, Inc. (Class A Stock)*	69,100	2,435,084
Peyto Exploration & Development Corp. (Canada)	27,500	680,203
Pioneer Natural Resources Co.	7,300	1,314,511
Rice Energy, Inc.*	93,700	2,000,495
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	55,712	1,600,722
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	560,000	32,463,200
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	28,624	667,499
SM Energy Co.	2,577	88,855
Southwestern Energy Co.*(a)	1,256,900	13,599,658
Spectra Energy Corp.	8,100	332,829
Statoil ASA (Norway)	638,155	11,647,403
Suncor Energy, Inc. (Canada)	15,300	500,157
Synergy Resources Corp.*(a)	318,659	2,839,252
Targa Resources Corp.(a)	10,200	571,914
TOTAL SA (France)	511,407	26,231,226
TOTAL SA (France), ADR(a)	318,800	16,249,236
Tourmaline Oil Corp. (Canada)*	36,594	978,729
TransCanada Corp. (Canada)(a)	285,729	12,900,664
Valero Energy Corp.	188,000	12,844,160
Western Refining, Inc.(a)	38,600	1,461,010
Woodside Petroleum Ltd. (Australia)	22,561	505,329
WPX Energy, Inc.*	45,000	655,650

		400,679,039

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	15,662	1,026,644
Louisiana-Pacific Corp.*	87,100	1,648,803
Stora Enso OYJ (Finland) (Class R Stock)	916,054	9,799,059

		12,474,506

Personal Products — 0.5%
Coty, Inc. (Class A Stock)(a)	318,750	5,836,313
L’Oreal SA (France)	102,101	18,609,533
Pola Orbis Holdings, Inc. (Japan)(a)	78,400	6,463,542
Unilever PLC (United Kingdom)	877,699	35,494,241

		66,403,629

Pharmaceuticals — 3.2%
Akorn, Inc.*(a)	8,000	174,640
Allergan PLC*(a)	125,492	26,354,575

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Astellas Pharma, Inc. (Japan)	1,528,400	$21,204,034
Bayer AG (Germany)	398,632	41,531,003
Bristol-Myers Squibb Co.	404,100	23,615,604
Catalent, Inc.*	41,680	1,123,693
Eli Lilly & Co.	371,300	27,309,115
GlaxoSmithKline PLC (United Kingdom), ADR(a)	340,300	13,104,953
Johnson & Johnson	678,746	78,198,327
Mallinckrodt PLC*	291,200	14,507,583
Merck & Co., Inc.	781,000	45,977,470
Novartis AG (Switzerland)	497,597	36,186,995
Novo Nordisk A/S (Denmark) (Class B Stock)	178,877	6,416,710
Pacira Pharmaceuticals, Inc.*	26,400	852,720
Pfizer, Inc.	990,374	32,167,348
Roche Holding AG (Switzerland)	140,714	32,076,118
Sanofi (France)	310,674	25,122,793
Takeda Pharmaceutical Co. Ltd. (Japan)	209,600	8,695,473
TherapeuticsMD, Inc.*(a)	243,800	1,406,726
Zoetis, Inc.	313,400	16,776,302

		452,802,182

Professional Services — 0.1%
Advisory Board Co. (The)*	30,460	1,012,795
Equifax, Inc.	28,758	3,400,058
Exponent, Inc.(a)	16,400	988,920
IHS Markit Ltd.*	98,959	3,504,138
Recruit Holdings Co. Ltd. (Japan)	196,900	7,891,041
TransUnion*	75,700	2,341,401

		19,138,353

Real Estate Management & Development — 0.2%
Alexander & Baldwin, Inc.	87,200	3,912,664
Cheung Kong Property Holdings Ltd. (Hong Kong)	1,087,393	6,640,703
Hongkong Land Holdings Ltd. (Hong Kong)	181,700	1,148,343
Howard Hughes Corp. (The)*	12,300	1,403,430
Hufvudstaden AB (Sweden) (Class A Stock)	30,417	479,953
Hysan Development Co. Ltd. (Hong Kong)	125,000	515,505
Iguatemi Empresa de Shopping Centers SA (Brazil)	44,600	365,466
Inmobiliaria Colonial SA (Spain)	73,120	506,039
Jones Lang LaSalle, Inc.	24,700	2,495,688
Mitsubishi Estate Co. Ltd. (Japan)	56,000	1,112,422
Mitsui Fudosan Co. Ltd. (Japan)	347,000	8,033,227
Multiplan Empreendimentos Imobiliarios SA (Brazil)	8,800	160,551
PSP Swiss Property AG (Switzerland)	12,735	1,099,881
RE/MAX Holdings, Inc. (Class A Stock)	56,000	3,136,000
St. Joe Co. (The)*	95,800	1,820,200
Sun Hung Kai Properties Ltd. (Hong Kong)	21,166	266,532
UNITE Group PLC (The) (United Kingdom)	72,585	542,362
Wharf Holdings Ltd. (The) (Hong Kong)	83,000	549,790

		34,188,756

Road & Rail — 0.2%
Canadian Pacific Railway Ltd. (Canada)(a)	62,430	8,913,131
Central Japan Railway Co. (Japan)	80,000	13,135,170
Genesee & Wyoming, Inc. (Class A Stock)*	23,300	1,617,253

SEE NOTES TO FINANCIAL STATEMENTS.

A395

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Old Dominion Freight Line, Inc.*	39,800	$3,414,442
YRC Worldwide, Inc.*(a)	194,709	2,585,736

		29,665,732

Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	123,700	8,983,094
Applied Materials, Inc.	249,600	8,054,592
ASML Holding NV (Netherlands)(a)	123,700	13,879,139
ASML Holding NV (Netherlands), SGMX	89,074	9,982,597
Broadcom Ltd. (Singapore)	300,700	53,154,739
Cree, Inc.*(a)	64,600	1,704,794
Diodes, Inc.*	68,700	1,763,529
Intel Corp.	438,500	15,904,395
KLA-Tencor Corp.	55,532	4,369,258
Lam Research Corp.(a)	79,200	8,373,816
Maxim Integrated Products, Inc.	35,600	1,373,092
Microchip Technology, Inc.(a)	254,200	16,306,930
Micron Technology, Inc.*	431,500	9,458,480
Microsemi Corp.*	51,700	2,790,249
ON Semiconductor Corp.*(a)	254,610	3,248,824
QUALCOMM, Inc.	616,400	40,189,280
Semtech Corp.*	98,110	3,095,371
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	4,075,749	22,829,313
Texas Instruments, Inc.	128,000	9,340,160
Tokyo Electron Ltd. (Japan)	133,900	12,593,217

		247,394,869

Software — 2.0%
Cadence Design Systems, Inc.*	81,400	2,052,908
CommVault Systems, Inc.*	33,000	1,696,200
Electronic Arts, Inc.*	168,000	13,231,680
Ellie Mae, Inc.*	25,600	2,142,208
Guidewire Software, Inc.*	48,500	2,392,505
Intuit, Inc.	112,100	12,847,781
Microsoft Corp.	2,671,600	166,013,227
Oracle Corp.	106,400	4,091,080
Red Hat, Inc.*	593,580	41,372,526
salesforce.com, Inc.*	389,400	26,658,324
ServiceNow, Inc.*(a)	44,370	3,298,466
Splunk, Inc.*(a)	54,200	2,772,330
SS&C Technologies Holdings, Inc.(a)	43,100	1,232,660
Tableau Software, Inc. (Class A Stock)*	35,160	1,481,994
Tangoe, Inc.*	65,000	512,200
Workday, Inc. (Class A Stock)*(a)	38,600	2,551,074

		284,347,163

Specialty Retail — 1.2%
AutoZone, Inc.*	13,900	10,978,081
Burlington Stores, Inc.*(a)	40,100	3,398,475
Dick’s Sporting Goods, Inc.	50,700	2,692,170
Home Depot, Inc. (The)	343,600	46,069,888
Kingfisher PLC (United Kingdom)	3,677,851	15,845,708
L Brands, Inc.(a)	90,200	5,938,768
Lowe’s Cos., Inc.	255,100	18,142,712
Michaels Cos., Inc. (The)*	12,000	245,400
Murphy USA, Inc.*	22,300	1,370,781
O’Reilly Automotive, Inc.*(a)	68,900	19,182,449
Ross Stores, Inc.	257,800	16,911,680

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
TJX Cos., Inc. (The)	201,300	$15,123,669
Tractor Supply Co.	128,100	9,711,261

		165,611,042

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	1,325,200	153,484,664
Samsung Electronics Co. Ltd. (South Korea)	8,864	13,192,407
Western Digital Corp.	60,000	4,077,000

		170,754,071

Textiles, Apparel & Luxury Goods — 0.5%
Burberry Group PLC (United Kingdom)	665,194	12,258,885
Carter’s, Inc.(a)	30,900	2,669,451
Coach, Inc.	227,700	7,974,054
Culp, Inc.	51,100	1,898,365
Kate Spade & Co.*	122,700	2,290,809
Kering (France)	42,108	9,445,011
Moncler SpA (Italy)	460,891	8,008,716
NIKE, Inc. (Class B Stock)(a)	349,100	17,744,753
Samsonite International SA	2,923,500	8,321,973

		70,612,017

Thrifts & Mortgage Finance
Beneficial Bancorp, Inc.	87,130	1,603,192
Capitol Federal Financial, Inc.	61,100	1,005,706
Kearny Financial Corp.	76,800	1,194,240
Nationstar Mortgage Holdings, Inc.*(a)	99,000	1,787,940
PennyMac Financial Services, Inc. (Class A Stock)*	26,380	439,227

		6,030,305

Tobacco — 0.7%
Altria Group, Inc.	659,600	44,602,152
Philip Morris International, Inc.	501,800	45,909,682
Reynolds American, Inc.	180,700	10,126,428

		100,638,262

Trading Companies & Distributors — 0.2%
Mitsubishi Corp. (Japan)	576,800	12,250,456
Sumitomo Corp. (Japan)	1,473,700	17,300,372

		29,550,828

Water Utilities
California Water Service Group	75,300	2,552,670
United Utilities Group PLC (United Kingdom)	5,830	64,622

		2,617,292

Wireless Telecommunication Services — 0.4%
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	502,400	6,315,168
SoftBank Group Corp. (Japan)	130,100	8,609,245
T-Mobile US, Inc.*	294,400	16,930,944
Vodafone Group PLC (United Kingdom), ADR	902,904	22,057,945

		53,913,302

TOTAL COMMON STOCKS (cost $6,797,896,496)		7,690,938,210

SEE NOTES TO FINANCIAL STATEMENTS.

A396

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PREFERRED STOCKS	Shares	Value (Note 2)
Electric Utilities
NextEra Energy, Inc., CVT, 0.077%(a)	32,287	$1,581,417

Equity Real Estate Investment Trusts (REITs)
American Tower Corp., CVT, 0.131%*(a)	25,438	2,664,376
American Tower Corp., CVT, 0.138%	2,994	312,873

		2,977,249

Metals & Mining
Norsk Hydro ASA (Norway),	18,885	90,133

Pharmaceuticals
Allergan PLC, CVT, 1.375%	741	564,983

Wireless Telecommunication Services
T-Mobile US, Inc., CVT, 0.069%	10,976	1,036,573

TOTAL PREFERRED STOCKS (cost $5,981,820)		6,250,355

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc.,expiring 10/11/21 (cost $32,007)	9,986	83,383

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 2.7%
Non-Residential Mortgage-Backed Securities — 2.7%
Ally Master Owner Trust,
Series 2014-1, Class A2
1.290%	01/15/19	3,165	3,165,037
Series 2015-3, Class A
1.630%	05/15/20	4,520	4,514,531
American Express Credit Account Master Trust, Series 2013-1, Class A
1.124%(c)	02/16/21	2,440	2,447,592
AmeriCredit Automobile Receivables Trust,
Series 2012-5, Class C
1.690%	11/08/18	53	52,600
Series 2013-2, Class D
2.420%	05/08/19	5,835	5,869,665
Series 2015-3, Class B
2.080%	09/08/20	2,880	2,889,143
Series 2015-4, Class C
2.880%	07/08/21	2,780	2,809,931
Series 2016-1, Class A3
1.810%	10/08/20	1,210	1,212,691
Series 2016-2, Class C
2.870%	11/08/21	890	894,917
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A3, 144A
1.610%	10/13/20	773	774,070
Ascentium Equipment Receivables Trust, Series 2016-1A, Class A3, 144A
1.920%	12/10/19	975	975,098
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-1A, Class A, 144A
1.920%	09/20/19	3,860	3,840,592

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2013-2A, Class A, 144A
2.970%	02/20/20		4,230	$4,273,765
Series 2014-1A, Class A, 144A
2.460%	07/20/20		3,685	3,676,124
Series 2014-2A, Class A, 144A
2.500%	02/20/21		1,330	1,324,545
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A
2.200%	12/15/22		705	708,113
Series 2015-2, Class A
1.560%	03/15/21		8,705	8,703,802
Cabela’s Credit Card Master Note Trust,
Series 2012-1A, Class A1, 144A
1.630%	02/18/20		2,438	2,439,605
Series 2015-2, Class A1
2.250%	07/17/23		2,180	2,176,264
Capital Auto Receivables Asset Trust,
Series 2013-3, Class E, 144A
4.550%	03/21/22	(g)	740	746,115
Series 2013-4, Class E, 144A
3.830%	07/20/22		1,185	1,187,772
Series 2014-1, Class C
2.840%	04/22/19		595	601,467
Series 2014-1, Class E, 144A
4.090%	09/22/22		1,090	1,111,468
Series 2014-2, Class A4
1.620%	10/22/18		5,765	5,771,546
Series 2014-2, Class D
2.810%	08/20/19		307	309,788
Series 2014-2, Class E, 144A
3.620%	12/20/22		930	929,578
Series 2015-2, Class A3
1.730%	09/20/19		4,440	4,451,628
Series 2015-3, Class A2
1.720%	01/22/19		2,030	2,034,909
Series 2015-4, Class A4
2.010%	07/20/20		6,185	6,193,833
CarMax Auto Owner Trust,
Series 2013-2, Class C
1.610%	03/15/19		1,225	1,225,960
Series 2013-3, Class B
1.910%	03/15/19		3,745	3,761,339
Series 2014-1, Class B
1.690%	08/15/19		495	496,134
Series 2014-1, Class C
1.930%	11/15/19		705	708,639
Series 2016-1, Class A4
1.880%	06/15/21		3,380	3,367,669
Series 2016-2, Class B
2.160%	12/15/21		640	634,714
Series 2016-4, Class A3
1.400%	08/15/21		6,030	5,965,388
CCG Receivables Trust,
Series 2014-1, Class A2, 144A
1.060%	11/15/21		576	575,215
Series 2016-1, Class A2, 144A
1.690%	09/14/22		2,895	2,892,564

SEE NOTES TO FINANCIAL STATEMENTS.

A397

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Chase Issuance Trust,
Series 2015-A2, Class A2
1.590%	02/18/20	3,260	$3,269,283
Series 2016-A2, Class A
1.370%	06/15/21	9,200	9,111,278
Chrysler Capital Auto Receivables Trust,
Series 2016-BA, Class A2, 144A
1.360%	01/15/20	1,905	1,902,451
Series 2016-BA, Class A3, 144A
1.640%	07/15/21	1,800	1,785,753
Citibank Credit Card Issuance Trust,
Series 2014-A6, Class A6
2.150%	07/15/21	14,444	14,557,216
Series 2016-A1, Class A1
1.750%	11/19/21	5,480	5,455,861
CNH Equipment Trust,
Series 2012-D, Class B
1.270%	05/15/20	2,075	2,076,217
Series 2016-C, Class A3
1.440%	12/15/21	970	960,407
DB Master Finance LLC, Series 2015-1A, Class A2I, 144A
3.262%	02/20/45	1,803	1,805,251
Diamond Resorts Owner Trust,
Series 2013-2, Class A, 144A
2.270%	05/20/26	523	520,434
Series 2014-1, Class A, 144A
2.540%	05/20/27	972	964,343
Series 2015-2, Class A, 144A
2.990%	05/22/28	2,709	2,688,808
Discover Card Execution Note Trust,
Series 2012-A6, Class A6
1.670%	01/18/22	7,683	7,653,773
Series 2014-A5, Class A
1.390%	04/15/20	5,675	5,683,418
Series 2016-A1, Class A1
1.640%	07/15/21	9,655	9,652,755
Series 2016-A3, Class A3
1.850%	10/16/23	9,680	9,479,332
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2, 144A
5.216%	01/25/42	2,922	2,979,965
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class A, 144A
2.530%	02/25/27	1,194	1,189,439
Enterprise Fleet Financing LLC,
Series 2014-1, Class A2, 144A
0.870%	09/20/19	93	92,687
Series 2015-1, Class A2, 144A
1.300%	09/20/20	2,932	2,929,817
Series 2016-2, Class A2, 144A
1.740%	02/22/22	1,520	1,515,697
Ford Credit Auto Owner Trust,
Series 2013-B, Class C
1.320%	01/15/19	2,670	2,670,964
Series 2013-C, Class D
2.500%	01/15/20	3,960	3,981,017
Series 2014-1, Class A, 144A
2.260%	11/15/25	2,050	2,067,499

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2015-1, Class A, 144A
2.120%	07/15/26	4,455	$4,463,772
Series 2016-2, Class A, 144A
2.030%	12/15/27	9,780	9,618,436
Series 2016-A, Class A4
1.600%	06/15/21	4,995	4,980,804
Series 2016-C, Class A4
1.400%	02/15/22	5,695	5,599,417
GM Financial Automobile Leasing Trust,
Series 2016-2, Class B
2.080%	03/20/20	2,275	2,260,227
Series 2016-2, Class C
2.580%	03/20/20	1,390	1,390,195
GMF Floorplan Owner Revolving Trust,
Series 2016-1, Class A1, 144A
1.960%	05/17/21	4,225	4,211,498
Series 2016-1, Class B, 144A
2.410%	05/17/21	1,370	1,365,059
Series 2016-1, Class C, 144A
2.850%	05/17/21	530	526,665
GreatAmerica Leasing Receivables, Series 2014-1, Class A3, 144A
0.890%	07/15/17	84	83,744
Hilton Grand Vacations Trust, Series 2014-AA, Class A, 144A
1.770%	11/25/26	1,743	1,710,646
HOA Funding LLC, Series 2014-1A, Class A2, 144A
4.846%	08/20/44	4,546	4,024,247
Huntington Auto Trust, Series 2016-1, Class A4
1.930%	04/15/22	2,640	2,628,467
Hyundai Auto Lease Securitization Trust,
Series 2015-B, Class A4, 144A
1.660%	07/15/19	5,795	5,811,573
Series 2016-A, Class A4, 144A
1.800%	12/16/19	4,235	4,243,975
Series 2016-B, Class A3, 144A
1.520%	10/15/19	2,195	2,195,377
Series 2016-B, Class A4, 144A
1.680%	04/15/20	630	629,544
Series 2016-C, Class A3, 144A
1.490%	02/18/20	3,330	3,320,491
Hyundai Auto Receivables Trust, Series 2016-A, Class A4
1.730%	05/16/22	5,705	5,682,999
Invitation Homes Trust, Series 2015-SFR3, Class E, 144A
4.486%(c)	08/17/32	369	370,536
Kubota Credit Owner Trust, Series 2014-1A, Class A4, 144A
1.670%	07/15/20	1,865	1,869,260
Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A3
1.350%	08/15/19	2,415	2,408,429
MMAF Equipment Finance LLC,
Series 2014-AA, Class A4, 144A
1.590%	02/08/22	2,850	2,839,307
Series 2015-AA, Class A4, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A398

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
1.930%	07/16/21	2,465	$2,468,228
Series 2016-AA, Class A4, 144A
1.760%	01/17/23	4,735	4,663,097
MVW Owner Trust,
Series 2013-1A, Class A, 144A
2.150%	04/22/30	287	284,221
Series 2014-1A, Class A, 144A
2.250%	09/22/31	532	525,147
Series 2015-1A, Class A, 144A
2.520%	12/20/32	3,648	3,628,518
Nationstar HECM Loan Trust, Series 2016-1A, Class A, 144A
2.981%	02/25/26	737	736,176
Nissan Auto Lease Trust, Series 2015-B, Class A3
1.540%	04/16/18	3,390	3,397,136
Nissan Auto Receivables Owner Trust,
Series 2016-A, Class A4
1.590%	07/15/22	2,405	2,390,692
Series 2016-C, Class A3
1.180%	01/15/21	1,260	1,248,183
Santander Drive Auto Receivables Trust,
Series 2013-5, Class D
2.730%	10/15/19	802	811,187
Series 2014-1, Class D
2.910%	04/15/20	786	795,691
Series 2014-4, Class C
2.600%	11/16/20	434	437,501
Series 2014-4, Class D
3.100%	11/16/20	748	757,475
Sierra Timeshare Receivables Funding LLC,
Series 2014-2A, Class A, 144A
2.050%	06/20/31	941	939,497
Series 2015-1A, Class A, 144A
2.400%	03/22/32	1,320	1,313,647
Series 2015-2A, Class A, 144A
2.430%	06/20/32	2,153	2,150,993
Series 2015-3A, Class A, 144A
2.580%	09/20/32	824	820,089
SLM Student Loan Trust,
Series 2008-4, Class A4
2.532%(c)	07/25/22	365	366,810
Series 2008-5, Class A4
2.582%(c)	07/25/23	3,615	3,634,913
Series 2008-9, Class A
2.382%(c)	04/25/23	2,021	2,023,187
SMART Trust (Australia),
Series 2013-2US, Class A4A
1.180%	02/14/19	296	294,726
Series 2014-1US, Class A4A
1.680%	12/14/19	2,685	2,677,208
Series 2015-1US, Class A3A
1.500%	09/14/18	1,473	1,469,859
Series 2016-2US, Class A3A
1.710%	03/15/21	5,115	5,115,512
SMB Private Education Loan Trust,
Series 2015-A, Class A2A, 144A
2.490%	06/15/27	2,465	2,437,436
Series 2015-B, Class A2A, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
2.980%	07/15/27	2,795	$2,826,356
Series 2015-C, Class A2A, 144A
2.750%	07/15/27	3,025	3,028,393
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	1,470	1,459,428
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	3,490	3,414,781
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	1,890	1,858,544
Springleaf Funding Trust, Series 2016-AA, Class A, 144A
2.900%	11/15/29	2,445	2,439,538
SunTrust Auto Receivables Trust, Series 2015-1A, Class A4, 144A
1.780%	01/15/21	4,390	4,382,962
Synchrony Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	2,515	2,534,125
Series 2012-6, Class B
1.830%	08/17/20	4,900	4,913,303
Series 2013-1, Class B
1.690%	03/15/21	5,785	5,783,915
Series 2014-1, Class B
1.810%	11/15/20	2,880	2,885,496
Series 2014-1, Class C
1.910%	11/15/20	1,380	1,381,569
Series 2015-1, Class B
2.640%	03/15/23	3,690	3,692,731
Series 2015-4, Class B
2.620%	09/15/23	1,835	1,825,001
Toyota Auto Receivables, Series 2016-C, Class A3
1.140%	08/17/20	1,105	1,097,742
Volvo Financial Equipment LLC, Series 2016-1A, Class A3, 144A
1.670%	02/18/20	6,850	6,858,394
Wendys Funding LLC, Series 2015-1A, Class A2I, 144A
3.371%	06/15/45	9,757	9,741,631
World Omni Auto Receivables Trust, Series 2016-A, Class A4
1.950%	05/16/22	6,885	6,860,616
World Omni Automobile Lease Securitization Trust,
Series 2014-A, Class A4
1.370%	01/15/20	3,000	3,001,449
Series 2014-A, Class B
1.650%	04/15/20	2,050	2,049,659

			380,364,906

Residential Mortgage-Backed Securities
Chase Funding Trust, Series 2002-2, Class 1M1
5.599%	09/25/31	1	994
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M2
2.361%(c)	01/25/34	276	262,269
Countrywide Asset-Backed Certificates Trust, Series 2004-7, Class AF5
5.868%	01/25/35	96	98,619

SEE NOTES TO FINANCIAL STATEMENTS.

A399

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
GSAA Trust, Series 2005-8, Class A3
1.186%(c)	06/25/35	2,427	$2,290,289
Terwin Mortgage Trust, Series 2005-14HE, Class AF2
4.849%	08/25/36	162	164,416
Vericrest Opportunity Loan Trust, Series 2014-NPL9, Class A1, 144A
3.375%(c)	11/25/54	335	334,842
VOLT XXIX LLC, Series 2014-NP10, Class A1, 144A
3.375%	10/25/54	302	302,194
VOLT XXVII LLC, Series 2014-NPL7, Class A1, 144A
3.375%	08/27/57	1,447	1,447,319

			4,900,942

TOTAL ASSET-BACKED SECURITIES (cost $386,771,409)			385,265,848

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
225 Liberty Street Trust, Series 2016-225L, Class A, 144A
3.597%	02/10/36	1,640	1,681,291
Banc of America Commercial Mortgage Trust,
Series 2006-3, Class A4
5.889%(c)	07/10/44	11	11,367
Series 2006-3, Class AM
5.870%(c)	07/10/44	9,118	6,927,966
Series 2007-1, Class A4
5.451%	01/15/49	8	7,949
Series 2007-2, Class A4
5.638%(c)	04/10/49	141	141,183
Series 2007-5, Class A4
5.492%	02/10/51	4,302	4,376,040
Barclays Commercial Mortgage Securities Trust,
Series 2015-RRI, Class C, 144A
2.754%(c)	05/15/32	246	245,920
Series 2015-RRI, Class D, 144A
3.604%(c)	05/15/32	304	303,159
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 144A
3.704%(c)	12/15/27	276	276,514
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.711%(c)	12/10/49	1,000	1,008,670
Series 2014-GC21, Class AS
4.026%	05/10/47	3,000	3,096,557
Series 2015-GC35, Class A4
3.818%	11/10/48	3,180	3,325,181
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A3
2.822%	10/15/45	950	961,721
Commercial Mortgage Trust,
Series 2007-GG9, Class AM
5.475%	03/10/39	2,260	2,259,241
Series 2014-TWC, Class A, 144A
1.530%(c)	02/13/32	1,950	1,950,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-UBS6, Class A5
3.644%	12/10/47	5,330	$5,492,221
Series 2015-CR24, Class A5
3.696%	08/10/48	3,025	3,140,081
Series 2015-CR26, Class A4
3.630%	10/10/48	8,241	8,482,354
Series 2015-LC21, Class B
4.312%(c)	07/10/48	3,055	3,040,728
Series 2015-LC23, Class A2
3.221%	10/10/53	7,785	8,017,923
Series 2015-LC23, Class A4
3.774%	10/10/53	15,720	16,385,162
Series 2015-PC1, Class A2
3.148%	07/10/50	1,165	1,195,521
Series 2015-PC1, Class AM
4.290%(c)	07/10/50	960	990,836
Series 2015-PC1, Class B
4.591%(c)	07/10/50	1,505	1,483,501
Series 2016-CR28, Class AHR
3.651%	02/10/49	2,507	2,518,818
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A4
3.718%	08/15/48	1,685	1,757,361
Series 2016-C6, Class A5
3.090%	01/15/49	2,795	2,761,712
CSMC Trust,
Series 2015-GLPB, Class A, 144A
3.639%	11/15/34	8,685	9,051,140
Series 2015-GLPB, Class B, 144A
3.811%(c)	11/15/34	3,875	3,998,102
Series 2015-TOWN, Class B, 144A
2.604%(c)	03/15/17	137	134,711
Series 2015-TOWN, Class C, 144A
2.954%(c)	03/15/17	134	131,408
Series 2015-TOWN, Class D, 144A
3.904%(c)	03/15/17	203	201,877
FHLMC Multifamily Structured Pass-Through Certificates,
Series K025, Class A1
1.875%	04/25/22	1,561	1,553,415
Series K502, Class A2
1.426%	08/25/17	401	401,702
FREMF Mortgage Trust, Series 2015-K48, Class B, 144A
3.636%(c)	08/25/48	1,910	1,835,485
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class BFX, 144A
3.382%(c)	12/15/34	520	527,869
Series 2015-NRF, Class CFX, 144A
3.382%(c)	12/15/34	523	525,627
Series 2015-NRF, Class DFX, 144A
3.382%(c)	12/15/34	518	515,115
GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class A4
5.543%	12/10/49	778	778,952
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM
5.290%(c)	11/10/45	751	750,420

SEE NOTES TO FINANCIAL STATEMENTS.

A400

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class C, 144A
2.974%	01/10/30	130	$131,281
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3
2.773%	11/10/45	1,910	1,925,536
Series 2015-GC34, Class A4
3.506%	10/10/48	4,055	4,138,373
Series 2016-GS2, Class A4
3.050%	05/10/49	3,110	3,078,851
Hilton USA Trust, Series 2013-HLT, Class DFX, 144A
4.407%	11/05/30	4	3,897
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class A4
3.801%	09/15/47	9,570	9,985,590
Series 2014-C24, Class A5
3.639%	11/15/47	895	928,353
Series 2015-C30, Class A2
3.087%	07/15/48	460	472,890
Series 2015-C30, Class A5
3.822%	07/15/48	4,120	4,294,453
Series 2015-C31, Class A3
3.801%	08/15/48	3,630	3,778,203
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4
3.144%	06/15/49	2,350	2,340,390
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2007-C1, Class A4
5.716%	02/15/51	2,193	2,241,644
Series 2007-LD11, Class A4
5.753%(c)	06/15/49	4,233	4,258,245
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	7,225	7,321,993
Series 2007-LDPX, Class A3
5.420%	01/15/49	122	122,051
Series 2012-C8, Class A3
2.829%	10/15/45	2,455	2,488,498
Series 2013-LC11, Class A5
2.960%	04/15/46	2,530	2,559,367
Series 2016-ATRM, Class A, 144A
2.962%	10/05/28	5,365	5,395,863
Series 2016-JP3, Class B
3.397%(c)	08/15/49	1,840	1,796,708
LB Commercial Mortgage Trust, Series 2007-C3, Class A4
5.918%(c)	07/15/44	316	320,001
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4
5.826%(c)	06/12/50	2,400	2,420,117
ML-CFC Commercial Mortgage Trust,
Series 2007-6, Class A4
5.485%(c)	03/12/51	294	294,632
Series 2007-7, Class A4
5.733%(c)	06/12/50	73	73,080
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class AS
4.036%(c)	05/15/48	475	489,862

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-C24, Class B
4.353%(c)	05/15/48	895	$908,928
Series 2015-C24, Class C
4.353%(c)	05/15/48	530	485,018
Series 2016-C29, Class A4
3.325%	05/15/49	1,810	1,813,337
Morgan Stanley Capital I Trust,
Series 2007-IQ14, Class A4
5.692%(c)	04/15/49	1,511	1,514,831
Series 2015-MS1, Class AS
4.030%(c)	05/15/48	325	337,101
Palisades Center Trust, Series 2016-PLSD, Class A, 144A
2.713%	04/13/33	6,255	6,230,356
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class A4
5.509%	04/15/47	1,189	1,191,669
Series 2007-C33, Class A4
5.969%(c)	02/15/51	4,001	4,019,265
Series 2007-C33, Class A5
5.969%(c)	02/15/51	1,000	1,015,340
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29, Class A4
3.637%	06/15/48	3,535	3,647,329
Series 2015-C31, Class A4
3.695%	11/15/48	19,295	19,985,614
Series 2015-LC20, Class C
4.056%(c)	04/15/50	1,995	1,785,868
Series 2015-NXS2, Class A2
3.020%	07/15/58	1,950	1,997,232
Series 2015-NXS2, Class AS
4.121%(c)	07/15/58	625	654,451
Series 2015-NXS2, Class B
4.251%(c)	07/15/58	1,005	1,005,870
Series 2015-NXS2, Class C
4.251%(c)	07/15/58	545	489,830
Series 2015-SG1, Class A4
3.789%	12/15/47	3,110	3,234,168
Series 2016-C34, Class A4
3.096%	06/15/49	3,795	3,723,821
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A4
3.001%	05/15/45	3,150	3,182,811
Series 2013-C18, Class A3
3.651%	12/15/46	2,235	2,335,764
Series 2014-C19, Class AS
4.271%	03/15/47	2,775	2,941,812

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $232,009,286)			225,605,093

CONVERTIBLE BONDS
Auto Manufacturers
Tesla Motors, Inc.,
Sr. Unsec’d. Notes
0.250%	03/01/19	340	315,775

SEE NOTES TO FINANCIAL STATEMENTS.

A401

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Auto Manufacturers (continued)
1.250%	03/01/21	(a)	565	$489,078

TOTAL CONVERTIBLE BONDS (cost $716,473)				804,853

CORPORATE OBLIGATIONS — 13.2%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/23		1,595	1,607,642
4.000%	03/15/22		4,765	4,929,054
4.200%	04/15/24		3,564	3,661,996
Lamar Media Corp.,
Gtd. Notes
5.750%	02/01/26		725	763,063
5.875%	02/01/22		250	257,500
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24	(a)	1,725	1,552,500
Omnicom Group, Inc.,
Gtd. Notes
3.600%	04/15/26	(a)	2,775	2,746,337
3.650%	11/01/24		5,655	5,687,833
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.250%	02/15/22	(a)	350	363,125
5.625%	02/15/24		350	364,875
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22		1,810	1,850,779
3.750%	09/19/24		5,825	5,862,443
4.750%	11/21/21		3,445	3,730,060

				33,377,207

Aerospace & Defense — 0.3%
Accudyne Industries Borrower/Accudyne Industries LLC (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20		1,000	832,500
Airbus Group Finance BV (France),
Gtd. Notes, 144A
2.700%	04/17/23		5,095	5,033,977
Arconic, Inc.,
Sr. Unsec’d. Notes
5.870%	02/23/22		4,800	5,136,000
6.150%	08/15/20	(a)	5,075	5,519,063
Harris Corp.,
Sr. Unsec’d. Notes
2.700%	04/27/20		700	699,230
3.832%	04/27/25		980	995,551
4.854%	04/27/35		6,295	6,613,779
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.900%	03/01/25		6,305	6,172,765
3.550%	01/15/26	(a)	5,085	5,195,406
3.600%	03/01/35		1,150	1,092,500
Moog, Inc.,
Gtd. Notes, 144A
5.250%	12/01/22		350	357,000
StandardAero Aviation Holdings, Inc.,
Gtd. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Aerospace & Defense (continued)
10.000%	07/15/23		1,475	$1,552,438
TransDigm, Inc.,
Gtd. Notes
5.500%	10/15/20	(a)	420	430,500
6.000%	07/15/22		85	88,400
6.500%	07/15/24		425	444,656
6.500%	05/15/25		570	597,075

				40,760,840

Agriculture — 0.2%
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		5,615	5,649,353
4.250%	07/21/25		4,055	4,185,676
Mriya Agro Holding PLC (Ukraine),
Sr. Unsec’d. Notes, 144A(i)
9.450%	04/19/18	(g)	900	46,755
Sr. Unsec’d. Notes, RegS(i)
9.450%	04/19/18	(g)	400	20,779
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18		362	364,295
3.250%	11/01/22		2,685	2,676,550
4.000%	06/12/22	(a)	2,604	2,723,583
4.450%	06/12/25		3,405	3,595,036
5.700%	08/15/35		208	238,917
5.850%	08/15/45		3,228	3,822,359
6.150%	09/15/43		229	276,317
7.250%	06/15/37		610	799,235

				24,398,855

Airlines — 0.2%
Air Canada (Canada),
Gtd. Notes, 144A
7.750%	04/15/21		525	586,688
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		2,394	2,465,949
American Airlines 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
5.625%	01/15/21		116	120,291
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		5,202	5,546,880
American Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.375%	04/01/24		435	434,234
American Airlines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	11/01/24		4,991	4,865,798
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		3,023	3,022,576
American Airlines Group, Inc.,
Gtd. Notes
6.125%	06/01/18	(a)	2,100	2,186,625
Gtd. Notes, 144A
5.500%	10/01/19	(a)	320	330,400

SEE NOTES TO FINANCIAL STATEMENTS.

A402

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Airlines (continued)
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20		208	$217,720
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20		96	101,538
Delta Air Lines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.625%	01/30/29		2,199	2,270,723
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24		140	143,309
United Continental Holdings, Inc.,
Gtd. Notes
6.000%	12/01/20	(a)	1,045	1,110,313
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26		1,705	1,807,298
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		1,825	1,870,783

				27,081,125

Apparel
Levi Strauss & Co.,
Sr. Unsec’d. Notes
5.000%	05/01/25		1,700	1,700,000
6.875%	05/01/22		450	471,375
William Carter Co. (The),
Gtd. Notes
5.250%	08/15/21		1,322	1,369,923
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
5.000%	09/01/26		450	433,125

				3,974,423

Auto Manufacturers — 0.1%
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		7,865	7,706,701
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
2.125%	10/02/17		180	180,339

				7,887,040

Auto Parts & Equipment — 0.1%
Allison Transmission, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24		1,475	1,489,750
Delphi Automotive PLC,
Gtd. Notes
4.250%	01/15/26	(a)	3,920	4,058,482
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.125%	11/15/23		1,175	1,210,250
MPG Holdco I, Inc.,
Gtd. Notes
7.375%	10/15/22	(a)	1,475	1,541,375

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Auto Parts & Equipment (continued)
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes, RegS
5.500%	02/28/23		1,300	$1,290,249
TI Group Automotive Systems LLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
8.750%	07/15/23	(a)	1,325	1,384,625

				10,974,731

Banks — 2.0%
Akbank TAS (Turkey),
Sr. Unsec’d. Notes, MTN, RegS
5.125%	03/31/25		665	603,488
Banco de Bogota SA (Colombia),
Sub. Notes, 144A
6.250%	05/12/26		350	357,000
Sub. Notes, RegS
6.250%	05/12/26		1,300	1,325,999
Banco de Credito del Peru (Peru),
Sub. Notes, RegS
6.125%(c)	04/24/27		700	754,949
Banco de Galicia y Buenos Aires SA (Argentina),
Sub. Notes, 144A
8.250%(c)	07/19/26	(a)	3,000	3,135,000
Banco do Brasil SA (Brazil),
Jr. Sub. Notes, RegS
9.000%(c)	06/29/49		2,100	1,973,999
Banco do Estado do Rio Grande do Sul SA (Brazil),
Sub. Notes, 144A
7.375%	02/02/22		500	454,000
Banco Hipotecario SA (Argentina),
Sr. Unsec’d. Notes, 144A
9.750%	11/30/20		200	213,000
Sr. Unsec’d. Notes, RegS
9.750%	11/30/20		500	532,499
Banco Macro SA (Argentina),
Sub. Notes, 144A
6.750%(c)	11/04/26		2,570	2,435,075
Banco Mercantil del Norte SA (Mexico),
Sub. Notes, 144A
5.750%(c)	10/04/31		2,000	1,857,500
Banco Nacional de Comercio Exterior SNC (Mexico),
Sub. Notes, 144A
3.800%(c)	08/11/26		1,815	1,699,294
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22		1,550	1,593,336
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23	(a)	11,345	11,382,892
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27	(a)	4,900	4,678,030
5.650%	05/01/18		3,855	4,039,123
Sub. Notes, MTN
4.450%	03/03/26	(a)	5,425	5,590,669
Bank of Ceylon (Sri Lanka),
Sr. Unsec’d. Notes, RegS
5.325%	04/16/18		550	551,375
Barclays Bank PLC (United Kingdom),
Sub. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A403

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
5.140%	10/14/20		5,015	$5,296,367
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	01/12/26		200	202,564
Sub. Notes
5.200%	05/12/26		8,655	8,798,240
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	04/10/24		5,305	5,344,788
Sub. Notes, RegS
6.500%	03/10/21		300	323,099
BPCE SA (France),
Sub. Notes, MTN, 144A
4.500%	03/15/25		10,575	10,302,916
Capital One NA,
Sr. Unsec’d. Notes, BKNT
2.950%	07/23/21		1,017	1,020,769
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(c)	12/29/49		1,155	1,172,267
Sr. Unsec’d. Notes
3.200%	10/21/26		19,180	18,340,338
Citizens Financial Group, Inc.,
Sub. Notes, 144A
4.150%	09/28/22		546	552,645
Development Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes, RegS
4.125%	12/10/22		200	192,407
Discover Bank,
Sr. Unsec’d. Notes
2.600%	11/13/18		2,425	2,446,030
4.200%	08/08/23		769	801,168
Sr. Unsec’d. Notes, BKNT
3.100%	06/04/20		5,112	5,173,272
Sub. Notes
7.000%	04/15/20		866	961,587
Emirates NBD Tier 1 Ltd. (United Arab Emirates),
Gtd. Notes, RegS
5.750%(c)	05/29/49		600	604,607
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
5.375%(c)	12/29/49		1,200	1,212,000
Sr. Unsec’d. Notes
3.500%	11/16/26	(a)	6,575	6,423,676
5.750%	01/24/22		5,180	5,823,434
Sub. Notes
4.250%	10/21/25	(a)	3,570	3,626,552
6.750%	10/01/37		4,195	5,180,183
Grupo Aval Ltd. (Colombia),
Gtd. Notes, RegS
4.750%	09/26/22		600	591,899
Grupo Financiero Santander Mexico SAB de CV (Mexico),
Jr. Sub. Notes
8.500%(c)	12/29/49	(g)	1,500	1,500,975
Halyk Savings Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes, RegS
7.250%	05/03/17		700	706,649
7.250%	01/28/21		850	911,625

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.375%(c)	12/29/49		4,410	$4,387,950
6.875%(c)	12/29/49		685	722,675
Sr. Unsec’d. Notes
2.650%	01/05/22		3,240	3,163,086
2.950%	05/25/21		4,640	4,638,241
Huntington Bancshares, Inc.,
Sub. Notes
7.000%	12/15/20		200	226,450
ING Bank NV (Netherlands),
Sub. Notes, 144A
5.800%	09/25/23		6,129	6,734,478
Sub. Notes, EMTN, RegS
4.125%(c)	11/21/23		5,595	5,655,482
Itau Unibanco Holding SA (Brazil),
Sub. Notes, MTN, RegS
5.650%	03/19/22		1,755	1,801,069
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49		2,125	2,168,690
Sr. Unsec’d. Notes
2.112%(c)	10/24/23		19,300	19,685,402
Sub. Notes
3.875%	09/10/24	(a)	9,669	9,783,452
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.900%	09/15/20		5,350	5,413,414
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		21,620	22,206,853
3.875%	01/27/26		7,150	7,222,258
Sub. Notes, GMTN
4.350%	09/08/26		10,250	10,503,667
Sub. Notes, MTN
5.000%	11/24/25		1,209	1,291,559
National Savings Bank (Sri Lanka),
Sr. Unsec’d. Notes, RegS
5.150%	09/10/19		530	521,902
8.875%	09/18/18		845	892,531
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.800%	04/05/26		9,140	9,150,319
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sub. Notes, RegS
8.500%	10/16/23		1,360	1,463,427
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	08/05/21		6,815	6,664,082
Sberbank of Russia Via SB Capital SA (Russia),
Sr. Unsec’d. Notes, RegS
6.125%	02/07/22		1,750	1,901,199
Standard Chartered PLC (United Kingdom),
Jr. Sub. Notes, 144A
7.500%(c)	12/29/49		1,150	1,147,125
TC Ziraat Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, MTN, RegS
4.750%	04/29/21		4,600	4,395,299

SEE NOTES TO FINANCIAL STATEMENTS.

A404

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
Toronto-Dominion Bank (The) (Canada),
Sub. Notes
3.625%(c)	09/15/31		1,315	$1,284,531
UBS AG (Switzerland),
Sr. Unsec’d. Notes, BKNT, MTN
1.800%	03/26/18		1,064	1,064,735
Sr. Unsec’d. Notes, MTN
1.375%	06/01/17		584	583,863
UBS Group Funding Jersey Ltd. (Switzerland),
Gtd. Notes, 144A
4.125%	09/24/25		9,130	9,305,908
Vnesheconombank Via VEB Finance PLC (Russia),
Sr. Unsec’d. Notes, RegS
6.800%	11/22/25		1,850	1,970,457
6.902%	07/09/20		3,950	4,267,185

				280,904,574

Beverages
Constellation Brands, Inc.,
Gtd. Notes
6.000%	05/01/22		475	535,724
Cott Beverages, Inc. (Canada),
Gtd. Notes
6.750%	01/01/20		525	544,031

				1,079,755

Biotechnology — 0.1%
Biogen, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/25		4,485	4,617,595
Celgene Corp.,
Sr. Unsec’d. Notes
3.625%	05/15/24		7,980	8,019,006
3.875%	08/15/25	(a)	1,920	1,947,475

				14,584,076

Building Materials — 0.2%
Cemex Finance LLC (Mexico),
Sr. Sec’d. Notes, 144A
9.375%	10/12/22		775	844,750
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
7.750%	04/16/26		1,800	1,993,500
Sr. Sec’d. Notes, RegS
7.750%	04/16/26		3,100	3,433,249
Grupo Cementos de Chihuahua SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
8.125%	02/08/20		560	581,000
Holcim US Finance Sarl & Cie SCS (Switzerland),
Gtd. Notes, 144A
5.150%	09/12/23		2,420	2,624,207
6.000%	12/30/19		1,572	1,722,272
James Hardie International Finance Ltd. (Ireland),
Gtd. Notes, 144A
5.875%	02/15/23		2,350	2,432,250
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		4,475	4,546,645

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Building Materials (continued)
Masonite International Corp.,
Gtd. Notes, 144A
5.625%	03/15/23		375	$387,188
Norbord, Inc. (Canada),
Sr. Sec’d. Notes, 144A
6.250%	04/15/23		375	388,125
Owens Corning,
Gtd. Notes
9.000%	06/15/19		425	484,590
RSI Home Products, Inc.,
Sec’d. Notes, 144A
6.500%	03/15/23		1,050	1,097,250
Votorantim Cimentos SA (Brazil),
Gtd. Notes, 144A
7.250%	04/05/41		1,160	1,079,380
Sr. Unsec’d. Notes, RegS
7.250%	04/05/41		1,850	1,721,425
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21		425	500,438

				23,836,269

Chemicals — 0.1%
Braskem America Finance Co. (Brazil),
Gtd. Notes, RegS
7.125%	07/22/41		200	201,499
Braskem Finance Ltd. (Brazil),
Gtd. Notes
6.450%	02/03/24		1,200	1,263,000
CF Industries, Inc.,
Gtd. Notes
7.125%	05/01/20	(a)	1,100	1,199,000
Consolidated Energy Finance SA (Trinidad & Tobago),
Gtd. Notes, 144A
6.750%	10/15/19		1,170	1,170,000
Equate Petrochemical BV (Kuwait),
Gtd. Notes, MTN, 144A
4.250%	11/03/26		1,490	1,421,877
Hexion, Inc.,
Sr. Sec’d. Notes
6.625%	04/15/20		850	752,250
10.000%	04/15/20		325	323,375
Huntsman International LLC,
Gtd. Notes
4.875%	11/15/20		325	336,781
INEOS Group Holdings SA (Luxembourg),
Gtd. Notes, 144A
5.625%	08/01/24	(a)	1,150	1,141,375
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada),
Sr. Sec’d. Notes, 144A
8.375%	12/01/22		800	808,000
Platform Specialty Products Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	02/01/22	(a)	610	614,575
10.375%	05/01/21		775	858,313
PQ Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/22		575	615,250

SEE NOTES TO FINANCIAL STATEMENTS.

A405

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Chemicals (continued)
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
4.450%	12/03/25			4,730	$4,907,966
Valvoline, Inc.,
Gtd. Notes, 144A
5.500%	07/15/24			400	414,000

					16,027,261

Coal
CONSOL Energy, Inc.,
Gtd. Notes
5.875%	04/15/22			825	808,500
8.000%	04/01/23			375	384,844

					1,193,344

Commercial Services — 0.2%
ADT Corp. (The),
Sr. Sec’d. Notes
4.125%	06/15/23			100	95,500
6.250%	10/15/21			1,225	1,329,125
Sr. Sec’d. Notes, 144A
4.875%	07/15/32			750	615,000
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24			1,550	1,546,125
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
6.375%	04/01/24	(a)		1,200	1,198,500
CEB, Inc.,
Gtd. Notes, 144A
5.625%	06/15/23			2,300	2,236,750
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, MTN, RegS
6.850%	07/02/37			2,000	2,131,951
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	11/01/26			2,030	1,932,802
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25			3,665	3,690,666
Europcar Groupe SA (France),
Sec’d. Notes, 144A
5.750%	06/15/22		EUR	475	527,761
FTI Consulting, Inc.,
Gtd. Notes
6.000%	11/15/22			850	884,000
HPHT Finance 15 Ltd. (Hong Kong),
Gtd. Notes, 144A
2.250%	03/17/18			4,160	4,157,783
ICTSI Treasury BV (Philippines),
Gtd. Notes, EMTN, RegS
5.875%	09/17/25			200	210,611
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38			2,130	2,232,811
President and Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37			1,310	1,300,332

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Commercial Services (continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23			500	$544,375
Red De Carreteras De Occidente Sapib de CV (Mexico),
Sr. Sec’d. Notes, MTN, 144A
9.000%	06/10/28		MXN	4,240	187,394
Ritchie Bros Auctioneers, Inc. (Canada),
Gtd. Notes, 144A
5.375%	01/15/25			1,450	1,479,000
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21			350	407,750
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27			1,255	1,185,831
4.125%	02/02/26			3,405	3,465,905
United Rentals North America, Inc.,
Gtd. Notes
5.500%	05/15/27	(a)		750	744,375
6.125%	06/15/23			875	927,500

					33,031,847

Computers — 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Gtd. Notes, 144A
5.875%	06/15/21	(a)		525	558,562
7.125%	06/15/24	(a)		575	638,352
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
6.875%	03/01/20			325	313,625
9.750%	08/01/18			700	715,750
Western Digital Corp.,
Gtd. Notes, 144A
10.500%	04/01/24			3,550	4,197,875
Sr. Sec’d. Notes, 144A
7.375%	04/01/23			2,025	2,227,500

					8,651,664

Cosmetics/Personal Care
Avon International Operations, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	08/15/22	(a)		825	872,438

Distribution/Wholesale
American Builders & Contractors Supply Co., Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	12/15/23	(a)		750	772,500
Beacon Roofing Supply, Inc.,
Gtd. Notes
6.375%	10/01/23			1,100	1,173,568
Entertainment One Ltd. (Canada),
Sr. Sec’d. Notes, 144A
6.875%	12/15/22		GBP	450	602,000
H&E Equipment Services, Inc.,
Gtd. Notes
7.000%	09/01/22			900	947,250
HD Supply, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	12/15/21			900	949,500

SEE NOTES TO FINANCIAL STATEMENTS.

A406

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Distribution/Wholesale (continued)
Matalan Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.875%	06/01/19		GBP	120	$122,748
Performance Food Group, Inc.,
Gtd. Notes, 144A
5.500%	06/01/24			1,050	1,057,875
Univar USA, Inc.,
Gtd. Notes, 144A
6.750%	07/15/23			825	851,813

					6,477,254

Diversified Financial Services — 0.3%
Affiliated Managers Group, Inc.,
Sr. Unsec’d. Notes
4.250%	02/15/24			239	240,248
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.000%	04/01/23			575	586,500
5.500%	02/15/22	(a)		1,425	1,510,500
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22	(a)		675	651,375
6.375%	04/01/20			500	507,500
Gtd. Notes, MTN, 144A
5.875%	11/01/21			1,025	1,040,375
Ally Financial, Inc.,
Gtd. Notes
7.500%	09/15/20			360	403,650
8.000%	03/15/20			161	182,333
8.000%	11/01/31			1,075	1,246,914
Sr. Unsec’d. Notes
5.125%	09/30/24	(a)		225	228,938
Sub. Notes
5.750%	11/20/25	(a)		875	872,813
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25			2,490	2,434,376
3.950%	11/06/24			477	472,736
5.200%	04/27/22			304	327,514
10.250%	07/15/19			400	459,202
Grain Spectrum Funding II LLC,
Sec’d. Notes, 144A
3.290%	10/10/34	(g)		648	645,995
Grain Spectrum Funding LLC,
Sec’d. Notes, 144A
4.000%	10/10/18	(g)		3,810	3,775,967
GTP Acquisition Partners I LLC,
Asset-Backed, 144A^
2.350%	06/15/45			5,190	5,057,863
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
4.875%	03/15/19			1,407	1,421,070
6.000%	08/01/20			725	740,406
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
4.670%(c)	12/21/65			305	267,638
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.875%	08/01/21			400	380,000

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
Lincoln Finance Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
7.375%	04/15/21			3,050	$3,248,250
Navient Corp.,
Sr. Unsec’d. Notes
5.000%	10/26/20			1,240	1,264,800
Sr. Unsec’d. Notes, MTN
8.000%	03/25/20			850	942,990
NFP Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	07/15/21			245	258,475
Ocwen Loan Servicing LLC,
Sec’d. Notes, 144A
8.375%	11/15/22			475	482,363
OneMain Financial Holdings LLC,
Gtd. Notes, 144A
7.250%	12/15/21	(a)		1,100	1,146,750
Poinsettia Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	06/17/31			400	414,476
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.750%	05/01/25	(a)		1,100	1,069,750
Springleaf Finance Corp.,
Gtd. Notes
8.250%	12/15/20			775	842,813
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45			6,555	6,918,894

					40,043,474

Electric — 0.5%
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes, 144A
4.000%	08/03/26			1,250	1,180,346
AES Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/24	(a)		1,050	1,068,375
6.000%	05/15/26			675	685,125
Calpine Corp.,
Sr. Unsec’d. Notes
5.375%	01/15/23	(a)		2,355	2,302,013
5.500%	02/01/24	(a)		525	506,625
CMS Energy Corp.,
Sr. Unsec’d. Notes
5.050%	03/15/22			240	262,915
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24			585	581,344
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20			2,555	2,762,124
ContourGlobal Power Holdings SA (France),
Sr. Sec’d. Notes, 144A
5.125%	06/15/21		EUR	255	281,043
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21			1,425	1,453,500

SEE NOTES TO FINANCIAL STATEMENTS.

A407

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric (continued)
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		2,800	$2,613,318
3.750%	09/01/46		4,790	4,311,992
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21		338	378,141
Entergy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/22		585	611,721
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, MTN, RegS
6.750%	08/06/23		1,100	1,105,587
Sr. Unsec’d. Notes, RegS
7.125%	02/11/25		10,560	10,639,199
Exelon Corp.,
Sr. Unsec’d. Notes
1.550%	06/09/17		160	159,709
2.850%	06/15/20		1,751	1,769,692
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20		4,455	4,507,979
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31		844	1,087,830
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		5,520	5,711,318
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.450%	07/15/20		1,323	1,346,153
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A
6.875%	06/21/23		1,245	1,430,132
Lamar Funding Ltd. (Oman),
Gtd. Notes, RegS
3.958%	05/07/25		1,500	1,378,109
Listrindo Capital BV (Indonesia),
Gtd. Notes, 144A
4.950%	09/14/26		525	511,913
Gtd. Notes, RegS
4.950%	09/14/26	(a)	900	872,999
NRG Energy, Inc.,
Gtd. Notes
6.250%	07/15/22	(a)	195	195,488
6.625%	03/15/23	(a)	1,900	1,904,750
Gtd. Notes, 144A
6.625%	01/15/27		1,250	1,181,250
7.250%	05/15/26	(a)	1,825	1,815,875
Origin Energy Finance Ltd. (Australia),
Gtd. Notes, 144A
3.500%	10/09/18		7,450	7,537,679
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, MTN, RegS
5.250%	10/24/42		2,700	2,382,750
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20		276	311,159

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric (continued)
Southern Co. (The),
Sr. Unsec’d. Notes
2.950%	07/01/23			5,410	$5,340,157

					70,188,310

Electrical Components & Equipment
Energizer Holdings, Inc.,
Gtd. Notes, 144A
5.500%	06/15/25	(a)		1,025	1,027,563

Electronics
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.200%	10/01/22			740	741,468
3.875%	07/15/23			740	761,344
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/22			1,985	1,965,233
Avnet, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/26	(a)		2,135	2,080,197

					5,548,242

Energy-Alternate Sources
Infinis PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.000%	02/15/19		GBP	725	911,767
TerraForm Power Operating LLC,
Gtd. Notes, 144A
6.375%(c)	02/01/23			350	354,375
6.625%(c)	06/15/25	(a)		450	465,750

					1,731,892

Engineering & Construction — 0.1%
Alam Synergy Pte Ltd. (Indonesia),
Gtd. Notes, RegS
6.625%	04/24/22			500	489,833
CCCI Treasure Ltd. (China),
Gtd. Notes, RegS
3.500%(c)	12/29/49			1,260	1,264,187
CRCC Yupeng Ltd. (China),
Gtd. Notes, RegS
3.950%(c)	02/28/49			770	786,228
Delhi International Airport Pvt Ltd. (India),
Sr. Sec’d. Notes, 144A
6.125%	10/31/26			1,110	1,144,451
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			2,335	2,288,300
Pratama Agung Pte Ltd. (Indonesia),
Gtd. Notes, RegS
6.250%	02/24/20			550	569,067
SBA Tower Trust,
Mortgage, 144A
2.898%	10/15/44			2,670	2,690,263
2.933%	12/09/42			685	685,710
3.869%	10/15/49			4,755	4,789,945
3.156%	10/15/45			5,070	5,098,392

					19,806,376

SEE NOTES TO FINANCIAL STATEMENTS.

A408

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Entertainment — 0.2%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25			3,075	$3,144,188
Gtd. Notes, 144A
5.875%	11/15/26			550	562,375
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.250%	03/15/21			1,075	1,109,938
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, 144A
7.625%	11/01/21			1,000	975,499
Eldorado Resorts, Inc.,
Gtd. Notes
7.000%	08/01/23			955	1,012,300
Great Canadian Gaming Corp. (Canada),
Gtd. Notes, 144A
6.625%	07/25/22		CAD	2,350	1,842,159
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22			1,600	1,716,000
6.500%	02/15/25			2,000	2,145,000
National CineMedia LLC,
Sr. Unsec’d. Notes
5.750%	08/15/26			825	837,375
Regal Entertainment Group,
Sr. Unsec’d. Notes
5.750%	03/15/22			2,300	2,409,250
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
6.125%	08/15/21			1,075	1,099,188
Scientific Games International, Inc.,
Gtd. Notes
10.000%	12/01/22			3,875	3,855,625
Sr. Sec’d. Notes, 144A
7.000%	01/01/22	(a)		895	959,888
Shingle Springs Tribal Gaming Authority,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/21			1,200	1,305,000
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21			600	613,500
Universal Entertainment Corp. (Japan),
Gtd. Notes, GMTN, RegS, PIK, 144A
8.500%	08/24/20	(g)		1,250	1,259,375
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
5.000%	08/01/23			1,050	1,055,250

					25,901,910

Environmental Control
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24			575	572,125
Clean Harbors, Inc.,
Gtd. Notes
5.125%	06/01/21	(a)		1,300	1,329,510

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Environmental Control (continued)
Tervita Escrow Corp. (Canada),
Sec’d. Notes, 144A
7.625%	12/01/21			350	$357,000

					2,258,635

Foods — 0.2%
Agrokor dd (Croatia),
Gtd. Notes, MTN, RegS
9.125%	02/01/20	(a)	EUR	1,150	1,254,737
Gtd. Notes, RegS
9.875%	05/01/19		EUR	150	163,346
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/25			800	792,000
6.625%	06/15/24			1,350	1,407,375
BRF SA (Brazil),
Sr. Unsec’d. Notes, RegS
3.950%	05/22/23			500	475,999
Bumble Bee Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17			416	410,800
Cencosud SA (Chile),
Gtd. Notes, RegS
5.150%	02/12/25			2,550	2,577,466
Darling Ingredients, Inc.,
Gtd. Notes
5.375%	01/15/22	(a)		2,025	2,100,938
Dean Foods Co.,
Gtd. Notes, 144A
6.500%	03/15/23			1,025	1,078,813
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg),
Gtd. Notes, 144A
5.625%	08/15/26			1,075	1,077,688
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26			1,025	1,014,109
Marfrig Holdings Europe BV (Brazil),
Gtd. Notes, 144A
8.000%	06/08/23			1,205	1,247,296
Gtd. Notes, RegS
8.000%	06/08/23			600	621,059
Marfrig Overseas Ltd. (Brazil),
Gtd. Notes, RegS
9.500%	05/04/20			1,210	1,246,299
Minerva Luxembourg SA (Brazil),
Gtd. Notes, 144A
6.500%	09/20/26			200	192,750
7.750%	01/31/23			1,765	1,859,869
Gtd. Notes, RegS
7.750%	01/31/23			1,800	1,896,749
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
5.875%	01/15/24	(a)		1,075	1,139,500
Post Holdings, Inc.,
Gtd. Notes, 144A
6.750%	12/01/21			625	667,188
7.750%	03/15/24	(a)		300	333,000
8.000%	07/15/25			250	280,000

SEE NOTES TO FINANCIAL STATEMENTS.

A409

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Foods (continued)
Shearer’s Foods LLC/Chip Finance Corp.,
Sr. Sec’d. Notes, 144A
9.000%	11/01/19		900	$940,500
TreeHouse Foods, Inc.,
Gtd. Notes, 144A
6.000%	02/15/24		1,250	1,312,500

				24,089,981

Forest Products & Paper — 0.1%
Cascades, Inc. (Canada),
Gtd. Notes, 144A
5.500%	07/15/22		325	329,875
5.750%	07/15/23		1,700	1,725,500
International Paper Co.,
Sr. Unsec’d. Notes
4.400%	08/15/47		6,900	6,520,597
Mercer International, Inc. (Canada),
Gtd. Notes
7.000%	12/01/19		925	955,063
7.750%	12/01/22		400	420,000

				9,951,035

Gas
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
5.125%	07/15/19		275	272,938
Gtd. Notes, 144A
7.500%	11/01/23		1,775	1,832,688
Perusahaan Gas Negara Persero Tbk (Indonesia),
Sr. Unsec’d. Notes, RegS
5.125%	05/16/24		1,300	1,335,389
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17		361	361,708
2.850%	11/15/20		2,610	2,630,102

				6,432,825

Hand/Machine Tools
Apex Tool Group LLC,
Gtd. Notes, 144A
7.000%	02/01/21	(a)	1,225	1,096,375
Milacron LLC/Mcron Finance Corp.,
Gtd. Notes, 144A
7.750%	02/15/21	(a)	625	642,188

				1,738,563

Healthcare-Products — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21		5,160	5,145,294
3.750%	11/30/26		9,080	9,017,266
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19	(a)	188	190,747
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/01/23		400	413,000
Kinetic Concepts, Inc./KCI USA, Inc.,
Gtd. Notes
12.500%	11/01/19		400	417,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare-Products (continued)
Sec’d. Notes, 144A
9.625%	10/01/21		1,575	$1,665,563
Life Technologies Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/20		3,865	4,210,469
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22		575	510,313
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.300%	02/15/22		5,000	5,079,865
4.150%	02/01/24		3,575	3,722,755

				30,372,272

Healthcare-Services — 0.4%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.200%	06/15/26	(a)	4,725	4,674,296
Anthem, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/24	(a)	5,935	5,918,151
4.650%	01/15/43		1,785	1,791,953
Catholic Health Initiatives,
Unsec’d. Notes
2.600%	08/01/18		1,515	1,529,817
Centene Corp.,
Sr. Unsec’d. Notes
5.625%	02/15/21	(a)	325	341,705
6.125%	02/15/24		650	684,938
CHS/Community Health Systems, Inc.,
Gtd. Notes
6.875%	02/01/22		300	208,500
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25	(a)	1,550	1,524,813
5.125%	07/15/24	(a)	1,550	1,546,125
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22	(a)	6,300	7,150,500
Sr. Sec’d. Notes
5.250%	06/15/26	(a)	1,125	1,162,969
5.875%	03/15/22		450	484,875
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24		6,875	7,037,938
4.950%	10/01/44	(a)	4,510	4,740,303
Kaiser Foundation Hospitals,
Gtd. Notes
3.500%	04/01/22		1,785	1,842,022
Kindred Healthcare, Inc.,
Gtd. Notes
8.000%	01/15/20		190	189,050
Molina Healthcare, Inc.,
Gtd. Notes
5.375%	11/15/22	(a)	1,300	1,319,500
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		600	631,560

SEE NOTES TO FINANCIAL STATEMENTS.

A410

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare-Services (continued)
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
8.875%	04/15/21			725	$772,125
Synlab Bondco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.250%	07/01/22		EUR	825	946,599
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
7.500%	01/01/22	(a)		525	547,313
Sr. Sec’d. Notes
4.463%(c)	06/15/20			100	100,750
6.000%	10/01/20			50	52,375
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)		1,420	1,253,150
8.125%	04/01/22			2,290	2,160,615
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.750%	11/15/20	(a)		1,025	1,053,188

					49,665,130

Holding Companies-Diversified
Alfa SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
6.875%	03/25/44			1,385	1,346,913
HRG Group, Inc.,
Sr. Sec’d. Notes
7.875%	07/15/19			900	938,250

					2,285,163

Home Builders
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A
5.875%	04/01/23			475	463,125
6.125%	04/01/25			700	677,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23			735	746,025
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			1,665	1,723,275
8.500%	11/15/20			1,425	1,489,125

					5,098,800

Home Furnishings
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26			675	678,375
5.625%	10/15/23	(a)		600	619,500

					1,297,875

Household Products/Wares
Central Garden & Pet Co.,
Gtd. Notes
6.125%	11/15/23			700	738,500
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25			1,125	1,167,188
6.625%	11/15/22	(a)		625	664,063

					2,569,751

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Housewares
Newell Brands, Inc.,
Sr. Unsec’d. Notes
5.500%	04/01/46	(a)	3,255	$3,736,825
Scotts Miracle-Gro Co. (The),
Gtd. Notes, 144A
6.000%	10/15/23		450	475,875

				4,212,700

Insurance — 0.4%
Alliant Holdings Intermediate LLC,
Sr. Unsec’d. Notes, 144A
8.250%	08/01/23	(a)	1,315	1,357,738
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19		1,031	1,035,866
Aon Corp.,
Gtd. Notes
5.000%	09/30/20		205	220,836
Chubb INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20		3,315	3,314,241
4.350%	11/03/45		2,635	2,783,358
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24		3,245	3,291,449
5.875%	08/15/20		5,305	5,860,386
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
4.500%	05/30/20		50	51,250
5.250%	05/30/25		1,875	1,872,656
Hub Holdings LLC/Hub Holdings Finance, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.125%	07/15/19		1,150	1,147,125
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.875%	10/01/21	(a)	975	1,030,000
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44		5,800	5,719,896
5.000%	06/01/21		334	363,382
6.500%	03/15/35		260	310,656
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
4.500%	04/15/65		607	556,742
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22		1,660	1,676,044
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/23		1,350	1,407,375
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		563	575,460
Principal Financial Group, Inc.,
Gtd. Notes
4.700%(c)	05/15/55		4,165	4,081,700
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.000%	06/01/21		1,945	2,101,870

SEE NOTES TO FINANCIAL STATEMENTS.

A411

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (continued)
6.450%	11/15/19	4,179	$4,636,300
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	982	1,062,285
TIAA Asset Management Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
4.125%	11/01/24	303	306,040
Trinity Acquisition PLC,
Gtd. Notes
3.500%	09/15/21	1,245	1,257,150
Unum Group,
Sr. Unsec’d. Notes
3.000%	05/15/21	1,915	1,909,406
5.625%	09/15/20	991	1,079,206
USI, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	1,425	1,453,500

			50,461,917

Internet — 0.5%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.125%	11/28/21	3,050	3,047,853
3.600%	11/28/24	13,145	13,014,930
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19	3,805	3,844,937
Bankrate, Inc.,
Gtd. Notes, 144A
6.125%	08/15/18	1,255	1,270,688
Expedia, Inc.,
Gtd. Notes
5.000%	02/15/26	9,190	9,474,026
JD.com, Inc. (China),
Sr. Unsec’d. Notes
3.875%	04/29/26	7,385	7,072,068
Match Group, Inc.,
Sr. Unsec’d. Notes
6.375%	06/01/24	500	527,500
6.750%	12/15/22	875	923,125
MercadoLibre, Inc. (Argentina),
Sr. Unsec’d. Notes
2.250%	07/01/19	1,040	1,430,650
Netflix, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/24	1,850	1,979,500
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	06/01/26	4,950	4,895,570
3.650%	03/15/25	3,825	3,814,370
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, MTN, 144A
2.875%	02/11/20	2,335	2,344,279
Sr. Unsec’d. Notes, MTN, RegS
3.800%	02/11/25	9,280	9,400,157

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Internet (continued)
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.375%	05/15/25			1,775	$1,854,875

					64,894,528

Iron/Steel
AK Steel Corp.,
Gtd. Notes
7.625%	05/15/20			400	408,000
7.625%	10/01/21			175	187,906
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
10.850%	06/01/19			450	526,500
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia),
Gtd. Notes, 144A
6.500%	05/15/21			1,425	1,509,930
Vale Overseas Ltd. (Brazil),
Gtd. Notes
5.875%	06/10/21			1,038	1,087,305
6.250%	08/10/26	(a)		1,100	1,144,000

					4,863,641

Leisure Time
Carlson Travel, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	12/15/23			250	260,000
Cirsa Funding Luxembourg SA (Spain),
Gtd. Notes, 144A
5.750%	05/15/21		EUR	500	565,196
5.875%	05/15/23		EUR	675	753,174
ClubCorp Club Operations, Inc.,
Gtd. Notes, 144A
8.250%	12/15/23	(a)		700	742,000
LTF Merger Sub, Inc.,
Gtd. Notes, 144A
8.500%	06/15/23	(a)		1,610	1,666,350
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23			500	510,000
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23			550	575,784

					5,072,504

Lodging — 0.1%
Boyd Gaming Corp.,
Gtd. Notes, 144A
6.375%	04/01/26			1,250	1,346,250
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
4.250%	09/01/24			1,000	970,000
Interval Acquisition Corp.,
Gtd. Notes
5.625%	04/15/23			1,000	1,020,000
Marriott International, Inc.,
Sr. Unsec’d. Notes
7.150%	12/01/19			200	225,384

SEE NOTES TO FINANCIAL STATEMENTS.

A412

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Lodging (continued)
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23		2,625	$2,835,000
6.625%	12/15/21	(a)	925	1,033,688
Playa Resorts Holding BV (Netherlands),
Gtd. Notes, 144A
8.000%	08/15/20		950	990,375
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC,
Gtd. Notes, 144A
5.875%	05/15/21		1,050	1,039,500
Station Casinos LLC,
Gtd. Notes
7.500%	03/01/21		450	471,375

				9,931,572

Machinery-Construction & Mining
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	(a)	875	894,688

Machinery-Diversified
AGCO Corp.,
Sr. Unsec’d. Notes
5.875%	12/01/21		525	562,830
Gardner Denver, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	08/15/21	(a)	1,175	1,169,125
Manitowoc Foodservice, Inc.,
Sr. Unsec’d. Notes
9.500%	02/15/24		250	288,125
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		1,225	1,234,188
5.875%	08/15/26		1,250	1,250,000
Zebra Technologies Corp.,
Sr. Unsec’d. Notes
7.250%	10/15/22	(a)	1,700	1,848,750

				6,353,018

Media — 0.8%
21st Century Fox America, Inc.,
Gtd. Notes
4.750%	09/15/44		599	598,745
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.500%	01/15/22		1,350	1,407,375
6.625%	02/15/23		290	297,975
7.500%	05/15/26		1,575	1,638,000
Altice Finco SA (Luxembourg),
Gtd. Notes, MTN, 144A
7.625%	02/15/25		630	636,300
Sec’d. Notes, 144A
8.125%	01/15/24		2,450	2,535,750
9.875%	12/15/20		745	785,975
Altice SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25		3,325	3,491,250
7.750%	05/15/22	(a)	5,110	5,454,925

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23	(a)		275	$285,313
5.500%	05/15/26			900	918,000
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22	(a)		1,700	1,710,625
5.000%	04/01/24			1,675	1,683,375
Cable One, Inc.,
Gtd. Notes, 144A
5.750%	06/15/22			425	437,750
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.750%	09/01/23			575	600,875
5.750%	01/15/24	(a)		1,450	1,515,250
6.625%	01/31/22	(a)		2,425	2,512,906
Sr. Unsec’d. Notes, 144A
5.500%	05/01/26			975	994,500
5.750%	02/15/26	(a)		1,700	1,759,500
5.875%	05/01/27			25	25,938
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Sec’d. Notes, 144A
7.750%	07/15/25	(a)		2,100	2,310,000
Sr. Unsec’d. Notes, 144A
5.125%	12/15/21			825	839,438
6.375%	09/15/20			2,350	2,420,500
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25			8,335	8,784,507
6.384%	10/23/35			1,710	1,952,533
6.484%	10/23/45			3,095	3,578,065
CSC Holdings LLC,
Gtd. Notes, 144A
6.625%	10/15/25			800	874,000
Sr. Unsec’d. Notes, 144A
10.125%	01/15/23			2,850	3,291,750
10.875%	10/15/25			2,800	3,332,000
DISH DBS Corp.,
Gtd. Notes
5.875%	07/15/22			300	315,750
6.750%	06/01/21			1,525	1,654,625
7.750%	07/01/26	(a)		2,650	2,987,875
iHeartCommunications, Inc.,
Sr. Unsec’d. Notes
6.875%	06/15/18			30	21,150
LGE HoldCo VI BV (Netherlands),
Sr. Sec’d. Notes, 144A
7.125%	05/15/24		EUR	750	896,071
LIN Television Corp.,
Gtd. Notes
5.875%	11/15/22			575	583,625
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance,
Sr. Unsec’d. Notes, 144A
7.875%	05/15/24	(a)		975	982,313
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
6.875%	08/15/23			925	985,125

SEE NOTES TO FINANCIAL STATEMENTS.

A413

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Nexstar Escrow Corp.,
Gtd. Notes, 144A
5.625%	08/01/24	(a)		1,175	$1,166,188
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
4.500%	10/01/20			850	864,875
SFR Group SA (France),
Sr. Sec’d. Notes, 144A
6.250%	05/15/24			1,250	1,256,250
7.375%	05/01/26			2,175	2,229,375
Sinclair Television Group, Inc.,
Gtd. Notes
6.125%	10/01/22			550	573,375
Gtd. Notes, 144A
5.875%	03/15/26			550	551,375
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
6.000%	07/15/24			3,450	3,605,250
Sr. Sec’d. Notes, 144A
5.250%	08/15/22			5,705	5,933,200
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23			750	793,613
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.350%	05/15/26			1,095	1,063,709
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37			2,179	2,466,741
6.750%	06/15/39			8,155	9,480,848
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42			500	500,181
5.375%	10/15/41			556	587,942
6.200%	03/15/40			320	369,388
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23	(a)		1,200	1,146,000
Tribune Media Co.,
Gtd. Notes
5.875%	07/15/22			1,425	1,448,156
Unitymedia GmbH (Germany),
Sec’d. Notes, 144A
6.125%	01/15/25			1,250	1,284,375
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.000%	01/15/25			1,075	1,069,625
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23	(a)		1,375	1,354,375
5.125%	02/15/25			610	583,313
UPC Holding Bv (Netherlands),
Sr. Unsec’d. Notes, 144A
6.750%	03/15/23		EUR	200	228,952
Sr. Unsec’d. Notes, MTN, 144A
6.750%	03/15/23		CHF	825	879,071
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22			1,700	1,742,500

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media (continued)
Gtd. Notes, 144A
6.875%	07/15/21		CAD	475	$366,160
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
6.000%	10/15/24			450	463,500
6.375%	04/15/23			200	207,750
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.250%	01/15/26			875	864,063
5.500%	08/15/26			1,625	1,620,938
VTR Finance BV (Chile),
Sr. Sec’d. Notes, 144A
6.875%	01/15/24			975	1,006,688
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20			1,290	1,341,600
WideOpenWest Finance LLC/WideOpenWest Capital Corp.,
Gtd. Notes
10.250%	07/15/19			1,300	1,371,500
Ziggo Bond Finance BV (Netherlands),
Sr. Unsec’d. Notes, 144A
6.000%	01/15/27			1,225	1,188,250

					114,708,780

Metal Fabricate/Hardware — 0.1%
Grinding Media, Inc./MC Grinding Media Canada, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23			1,075	1,129,395
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26	(a)		1,250	1,262,500
6.250%	08/15/24	(a)		1,125	1,192,500
Wise Metals Group LLC/Wise Alloys Finance Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/18	(a)		1,925	2,002,000
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23			1,650	1,848,000

					7,434,395

Mining — 0.2%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24			900	976,500
7.000%	09/30/26			250	273,750
Aleris International, Inc.,
Gtd. Notes
7.875%	11/01/20			425	426,063
Sr. Sec’d. Notes, 144A
9.500%	04/01/21			525	563,063
ALROSA Finance SA (Russia),
Gtd. Notes, RegS
7.750%	11/03/20			1,100	1,241,261
Constellium NV (Netherlands),
Gtd. Notes, 144A
8.000%	01/15/23			250	260,000
Sr. Sec’d. Notes, 144A
7.875%	04/01/21			1,600	1,720,000

SEE NOTES TO FINANCIAL STATEMENTS.

A414

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Mining (continued)
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
9.750%	03/01/22			1,750	$2,030,123
Freeport-McMoRan, Inc.,
Gtd. Notes
2.375%	03/15/18			775	769,188
3.550%	03/01/22	(a)		2,625	2,441,250
4.000%	11/14/21	(a)		725	706,875
5.400%	11/14/34			725	609,000
Fresnillo PLC (Mexico),
Sr. Unsec’d. Notes, RegS
5.500%	11/13/23			850	888,249
HudBay Minerals, Inc. (Canada),
Gtd. Notes, 144A
7.250%	01/15/23			550	569,250
7.625%	01/15/25			850	883,473
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/22			1,175	1,292,500
Lundin Mining Corp. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	11/01/20			1,390	1,478,613
7.875%	11/01/22	(a)		400	435,000
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.250%	11/15/22			2,050	2,101,250
Nyrstar Netherlands Holdings BV (Netherlands),
Gtd. Notes, 144A
8.500%	09/15/19		EUR	1,475	1,680,262
Petra Diamonds U.S. Treasury PLC (South Africa),
Sec’d. Notes, 144A
8.250%	05/31/20			1,595	1,646,838
Teck Resources Ltd. (Canada),
Gtd. Notes
4.500%	01/15/21			650	653,250
Gtd. Notes, 144A
8.000%	06/01/21			575	632,500

					24,278,258

Miscellaneous Manufacturing
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
8.750%	12/01/21			1,950	2,069,438
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
4.250%	06/15/23			405	428,344

					2,497,782

Office/Business Equipment
CDW LLC/CDW Finance Corp.,
Gtd. Notes
6.000%	08/15/22			925	978,188

Oil & Gas — 1.8%
Alberta Energy Co. Ltd. (Canada),
Sr. Unsec’d. Notes
7.375%	11/01/31			2,570	2,961,755
8.125%	09/15/30			330	397,796
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
6.450%	06/30/33		665	$748,973
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.700%	10/15/19		475	508,127
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21		625	609,375
Gtd. Notes, 144A
8.000%	01/15/25		725	739,500
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes, 144A
4.500%	10/03/23		1,940	2,037,144
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		3,125	3,037,325
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24		975	997,520
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23	(a)	2,025	2,098,508
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23	(a)	875	857,500
5.000%	09/15/22	(a)	475	479,460
Cosan Luxembourg SA (Brazil),
Gtd. Notes, 144A
7.000%	01/20/27	(a)	2,350	2,344,125
Gtd. Notes, RegS
7.000%	01/20/27		400	398,999
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	04/15/21	(a)	850	884,000
7.750%	02/15/23		1,900	2,052,000
Encana Corp. (Canada),
Sr. Unsec’d. Notes
3.900%	11/15/21		1,185	1,193,508
7.200%	11/01/31		520	583,627
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21	(a)	1,075	1,034,064
5.200%	03/15/25		1,125	971,629
5.750%	10/01/44		775	561,875
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
9.375%	05/01/20		1,075	991,010
Sr. Sec’d. Notes, 144A
8.000%	11/29/24		375	403,013
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21		2,375	2,535,054
8.125%	06/01/19	(a)	2,795	3,144,738
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, MTN, RegS
7.288%	08/16/37		2,150	2,445,625
Sr. Unsec’d. Notes, RegS
4.950%	07/19/22		2,100	2,160,837
Gulfport Energy Corp.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A415

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
6.625%	05/01/23		955	$997,975
Gtd. Notes, 144A
6.000%	10/15/24	(a)	1,300	1,322,750
6.375%	05/15/25		875	886,113
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		1,840	1,831,576
5.800%	04/01/47		1,515	1,572,297
7.125%	03/15/33		185	211,080
7.300%	08/15/31		605	704,654
7.875%	10/01/29		1,940	2,339,114
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, MTN, RegS
5.750%	04/30/43		3,750	3,569,925
6.375%	04/09/21		2,700	2,925,071
Sr. Unsec’d. Notes, RegS
7.000%	05/05/20		5,375	5,892,505
Kosmos Energy Ltd.,
Sr. Sec’d. Notes, 144A
7.875%	08/01/21		2,100	2,089,500
7.875%	08/01/21		2,025	2,014,875
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
4.750%	11/02/26		555	555,977
Matador Resources Co.,
Gtd. Notes
6.875%	04/15/23		2,350	2,467,500
Sr. Unsec’d. Notes, 144A
6.875%	04/15/23		775	813,750
Nabors Industries, Inc.,
Gtd. Notes, 144A
5.500%	01/15/23		275	286,344
Noble Holding International Ltd. (United Kingdom),
Gtd. Notes
4.900%	08/01/20	(a)	138	140,070
7.200%	04/01/25	(a)	425	398,438
7.750%	01/15/24		1,750	1,646,050
Pacific Exploration and Production Corp. (Colombia),
Sr. Sec’d. Notes, PIK, 144A
10.000%	11/02/21	(g)	1,400	1,582,000
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, MTN, 144A
6.450%	05/30/44		1,645	1,665,317
Sr. Unsec’d. Notes, MTN, RegS
4.300%	05/20/23		1,160	1,153,722
5.625%	05/20/43		11,000	10,120,869
Petrobras Global Finance BV (Brazil),
Gtd. Notes
3.873%(c)	03/17/20		410	400,730
5.375%	01/27/21	(a)	5,375	5,256,750
5.625%	05/20/43		2,008	1,484,314
6.750%	01/27/41		1,120	940,800
6.850%	06/05/15		3,802	3,079,620
6.875%	01/20/40		200	171,640
7.875%	03/15/19		1,025	1,098,636
8.375%	05/23/21		7,990	8,609,225
8.750%	05/23/26	(a)	4,425	4,773,469

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes, RegS
5.250%	04/12/17			11,090	$9,953,275
5.375%	04/12/27			12,210	4,548,225
6.000%	05/16/24			7,900	3,041,499
6.000%	11/15/26			6,600	2,540,999
8.500%	11/02/17			6,125	4,854,063
9.000%	11/17/21			11,885	6,300,239
9.750%	05/17/35			2,200	1,044,999
12.750%	02/17/22			4,580	2,828,149
Sr. Sec’d. Notes, 144A
8.500%	10/27/20			3,510	2,614,950
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	07/18/18			2,030	2,048,270
4.875%	01/24/22			1,550	1,554,650
5.500%	06/27/44			9,586	7,977,469
6.500%	06/02/41			14,462	13,544,386
6.625%	06/15/35			475	467,875
7.190%	09/12/24		MXN	3,700	151,725
Gtd. Notes, 144A
4.607%(c)	03/11/22			600	618,750
5.375%	03/13/22			1,575	1,612,769
6.375%	02/04/21			2,780	2,960,700
6.500%	03/13/27			2,645	2,728,318
Gtd. Notes, MTN
3.500%	07/23/20			4,985	4,879,069
4.250%	01/15/25			3,450	3,171,930
5.625%	01/23/46			7,410	6,150,300
Gtd. Notes, MTN, 144A
4.625%	09/21/23			530	515,584
6.750%	09/21/47			8,185	7,733,188
Gtd. Notes, MTN, RegS
6.875%	08/04/26			700	738,500
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19			440	473,488
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
7.500%	01/15/20			150	170,516
Pride International, Inc.,
Gtd. Notes
6.875%	08/15/20	(a)		585	624,488
8.500%	06/15/19			305	340,075
QEP Resources, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/21			1,300	1,381,250
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25			450	435,938
Rowan Cos., Inc.,
Gtd. Notes
4.750%	01/15/24	(a)		700	631,750
4.875%	06/01/22	(a)		1,300	1,228,500
7.375%	06/15/25			625	637,500
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
6.750%	05/01/23			1,275	1,357,875
6.875%	06/30/23			450	477,000

SEE NOTES TO FINANCIAL STATEMENTS.

A416

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
8.250%	05/15/20	(a)	1,025	$1,086,500
Shell International Finance BV (Netherlands),
Gtd. Notes
2.125%	05/11/20		4,530	4,524,587
2.875%	05/10/26		5,745	5,554,220
3.250%	05/11/25	(a)	11,475	11,465,591
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	01/01/23	(a)	1,325	1,346,531
Southwestern Energy Co.,
Sr. Unsec’d. Notes
5.800%	01/23/20	(a)	1,925	1,982,750
6.700%	01/23/25	(a)	325	332,313
7.500%	02/01/18		92	95,680
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
6.250%	04/15/21		975	993,281
6.375%	04/01/23		1,850	1,873,125
Transocean, Inc.,
Gtd. Notes
6.000%	03/15/18		700	708,750
6.500%	11/15/20		325	321,750
6.800%	03/15/38		425	329,375
Gtd. Notes, 144A
9.000%	07/15/23		1,750	1,793,750
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25		1,665	1,626,512
3.700%	09/15/26		3,218	3,146,873
WPX Energy, Inc.,
Sr. Unsec’d. Notes
7.500%	08/01/20	(a)	575	618,125
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21		1,665	1,785,879
Sr. Unsec’d. Notes, MTN, 144A
26.333%(c)	07/07/20		435	495,900
Sr. Unsec’d. Notes, RegS
8.500%	03/23/21		500	536,299

				253,135,795

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes
6.000%	04/01/21		855	829,350
6.000%	10/01/22		1,290	1,251,300
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.000%	12/21/20		4,240	4,329,689
4.000%	12/21/25	(a)	7,965	8,347,240
SESI LLC,
Gtd. Notes
6.375%	05/01/19		300	300,000
7.125%	12/15/21	(a)	3,550	3,612,125

				18,669,704

Packaging & Containers — 0.1%
AEP Industries, Inc.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Packaging & Containers (continued)
8.250%	04/15/19		388	$395,760
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, PIK, 144A
6.625%	09/15/23	EUR	1,000	1,050,285
7.125%	09/15/23		1,275	1,259,063
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
7.250%	05/15/24		2,800	2,950,500
Brambles USA, Inc. (Australia),
Gtd. Notes, 144A
4.125%	10/23/25		1,410	1,435,486
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26		100	112,000
Greif, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/19		25	27,750
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25		500	530,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand),
Gtd. Notes
8.250%	02/15/21		836	862,935
Gtd. Notes, 144A
7.000%	07/15/24		850	903,656
Sr. Sec’d. Notes
5.750%	10/15/20		515	531,094
Sealed Air Corp.,
Gtd. Notes, 144A
5.250%	04/01/23		600	622,500
SIG Combibloc Holdings SCA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.750%	02/15/23	EUR	725	819,801

				11,500,830

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.450%	05/14/46		6,015	5,759,525
DPx Holdings BV,
Sr. Unsec’d. Notes, 144A
7.500%	02/01/22		700	740,250
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.500%	02/01/25		1,500	1,256,250
Express Scripts Holding Co.,
Gtd. Notes
4.500%	02/25/26		11,935	12,286,760
4.800%	07/15/46		2,835	2,714,303
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.125%	11/15/25		2,420	2,474,184
Perrigo Co. PLC,
Sr. Unsec’d. Notes
2.300%	11/08/18		5,075	5,068,260
4.000%	11/15/23		1,745	1,729,848
Perrigo Finance Unlimited Co.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A417

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pharmaceuticals (continued)
3.500%	12/15/21		200	$201,604
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21		1,210	1,168,844
2.875%	09/23/23		4,415	4,196,224
3.200%	09/23/26		5,810	5,428,486
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21		2,854	2,890,662
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.800%	07/21/23		2,175	2,058,835
3.150%	10/01/26	(a)	10,830	9,984,469
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
5.375%	03/15/20		1,355	1,144,975
6.125%	04/15/25		370	277,963
6.375%	10/15/20	(a)	3,450	2,963,757
7.000%	10/01/20		1,825	1,572,922
7.250%	07/15/22	(a)	825	674,438
7.500%	07/15/21		2,350	1,991,625

				66,584,184

Pipelines — 0.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	09/15/24	(a)	700	707,000
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
3.875%	10/11/22		2,060	2,065,733
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24		535	549,321
5.950%	06/01/26		3,450	3,747,514
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes, 144A
5.875%	03/31/25		525	535,663
7.000%	06/30/24		3,150	3,409,875
Columbia Pipeline Group, Inc.,
Gtd. Notes
2.450%	06/01/18		146	146,714
3.300%	06/01/20		696	709,010
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.250%	04/01/23		1,625	1,657,500
DCP Midstream LLC,
Sr. Unsec’d. Notes
8.125%	08/16/30		150	166,500
Sr. Unsec’d. Notes, 144A
6.450%	11/03/36		250	250,000
9.750%	03/15/19	(a)	300	336,000
DCP Midstream Operating LP,
Gtd. Notes
5.600%	04/01/44		125	114,063
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21		509	529,718

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	10/01/23		1,755	$1,781,687
4.250%	12/01/26		1,490	1,525,598
5.500%	12/01/46		2,245	2,402,195
Sub. Notes
6.000%(c)	01/15/77		3,030	3,022,425
Energy Transfer Equity LP,
Sr. Sec’d. Notes
5.875%	01/15/24		75	77,438
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.850%	07/15/26		2,865	2,890,020
Enterprise Products Operating LLC,
Gtd. Notes
3.950%	02/15/27	(a)	1,845	1,890,005
Gibson Energy, Inc. (Canada),
Gtd. Notes, 144A
6.750%	07/15/21		925	959,688
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/24		1,275	1,329,188
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.950%	02/15/18		1,115	1,163,080
Kinder Morgan Finance Co. LLC,
Gtd. Notes, 144A
6.000%	01/15/18		2,215	2,306,256
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19	(a)	3,505	3,555,318
5.050%	02/15/46	(a)	905	895,864
5.550%	06/01/45		4,970	5,227,312
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46	(a)	1,510	1,418,748
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20		125	125,313
ONEOK, Inc.,
Sr. Unsec’d. Notes
7.500%	09/01/23	(a)	975	1,121,250
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.000%	01/15/19		275	288,750
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23		1,475	1,567,188
5.750%	05/15/24		3,125	3,351,563
6.250%	03/15/22	(a)	1,375	1,505,625
Sr. Sec’d. Notes, 144A
5.000%	03/15/27		8,640	8,715,600
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23		500	483,360
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	09/25/18		100	101,578
3.375%	10/15/26	(a)	1,365	1,305,587

SEE NOTES TO FINANCIAL STATEMENTS.

A418

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
4.500%	03/15/45		795	$755,927
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		700	694,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		75	71,719
5.250%	05/01/23		1,100	1,111,000
6.750%	03/15/24		1,290	1,383,525
Gtd. Notes, 144A
5.125%	02/01/25		1,350	1,339,875
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes
5.250%	01/15/25		575	587,219
6.125%	10/15/21	(a)	300	315,000
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.875%	01/15/26		6,260	6,955,761
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		4,395	4,466,709
5.375%	06/01/21		467	502,285
Williams Partners LP,
Sr. Unsec’d. Notes
4.500%	11/15/23		1,065	1,093,995

				83,213,012

Real Estate — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23		144	145,286
BR Malls International Finance Ltd. (Brazil),
Gtd. Notes, 144A
8.500%	01/29/49		260	256,100
Gtd. Notes, RegS
8.500%	01/29/49		275	270,875
CBRE Services, Inc.,
Gtd. Notes
4.875%	03/01/26	(a)	1,460	1,454,708
5.000%	03/15/23		3,600	3,713,724
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
8.250%	12/01/22		1,050	1,136,625
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
6.875%	10/01/21		2,545	2,681,921
IFC Development Corporate Treasury Ltd. (Hong Kong),
Gtd. Notes, RegS
2.375%	05/21/19		5,052	5,061,336
IRSA Propiedades Comerciales SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	03/23/23		1,605	1,699,294
Theta Capital Pte Ltd. (Indonesia),
Gtd. Notes, RegS
6.750%	10/31/26		1,100	1,025,500

				17,445,369

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	01/15/20		157	$156,638
4.600%	04/01/22		94	99,446
American Tower Corp.,
Sr. Unsec’d. Notes
2.800%	06/01/20		500	500,265
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26		4,520	4,132,758
3.650%	02/01/26		4,870	4,809,203
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		1,830	1,802,021
3.875%	08/15/22		3,885	3,960,548
4.125%	06/15/26		3,075	3,065,698
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		7,890	8,018,055
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.875%	04/15/22		800	851,840
5.250%	01/15/23		3,730	4,014,413
DDR Corp.,
Sr. Unsec’d. Notes
4.250%	02/01/26		3,815	3,836,314
Duke Realty LP,
Gtd. Notes
4.375%	06/15/22		198	211,010
DuPont Fabros Technology LP,
Gtd. Notes
5.875%	09/15/21	(a)	1,025	1,072,406
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	01/01/22		1,250	1,312,500
5.375%	04/01/23	(a)	850	881,875
5.750%	01/01/25		300	313,500
5.875%	01/15/26	(a)	1,275	1,341,938
Equity One, Inc.,
Gtd. Notes
3.750%	11/15/22		1,400	1,429,879
ERP Operating LP,
Sr. Unsec’d. Notes
2.375%	07/01/19		480	483,784
Essex Portfolio LP,
Gtd. Notes
3.875%	05/01/24		457	465,246
Forest City Realty Trust, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/18		549	600,469
HCP, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24		1,500	1,499,252
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.375%	07/15/21		1,129	1,137,009
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.200%	06/15/21		437	438,616

SEE NOTES TO FINANCIAL STATEMENTS.

A419

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) (continued)
Iron Mountain Canada Operations ULC (Canada),
Sr. Unsec’d. Notes
5.375%	09/15/23	CAD	850	$636,242
Iron Mountain Europe PLC (United Kingdom),
Gtd. Notes, 144A
6.125%	09/15/22	GBP	500	650,095
Iron Mountain, Inc.,
Gtd. Notes, 144A
6.000%	10/01/20		2,100	2,215,500
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.800%	10/01/26		3,870	3,598,160
3.400%	11/01/22		745	756,010
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
5.625%	05/01/24		550	576,125
Mid-America Apartments LP,
Sr. Unsec’d. Notes
4.300%	10/15/23		117	122,046
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.250%	08/01/26		1,350	1,323,000
6.375%	03/01/24		975	1,020,094
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.500%	01/15/25		254	248,914
4.950%	04/01/24		210	212,789
5.250%	01/15/26		930	955,452
Potlatch Corp.,
Gtd. Notes
7.500%	11/01/19		125	137,031
Simon Property Group LP,
Sr. Unsec’d. Notes
2.500%	09/01/20		4,910	4,942,013
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	12/15/21		1,050	1,064,070
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes, RegS
5.250%	12/15/24		7,925	7,756,594
5.250%	01/30/26		600	574,499
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		203	199,859
4.125%	01/15/26		264	269,889
4.375%	02/01/45		121	113,602
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.000%	04/30/19		168	174,162
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20		7,515	7,642,770
Weingarten Realty Investors,
Sr. Unsec’d. Notes
3.375%	10/15/22		96	95,724

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc.,
Sr. Unsec’d. Notes
4.700%	09/15/17			76	$77,632

					81,796,955

Retail — 0.4%
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24			1,050	1,047,375
CVS Health Corp.,
Sr. Unsec’d. Notes
3.500%	07/20/22	(a)		2,725	2,799,921
3.875%	07/20/25	(a)		1,918	1,978,609
Dollar Tree, Inc.,
Gtd. Notes
5.250%	03/01/20			350	360,500
5.750%	03/01/23			3,415	3,615,870
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes
6.750%	06/15/23			325	319,313
Sr. Unsec’d. Notes
6.500%	05/01/21			225	223,875
6.750%	01/15/22			25	24,688
Group 1 Automotive, Inc.,
Gtd. Notes
5.000%	06/01/22	(a)		425	419,688
Gtd. Notes, 144A
5.250%	12/15/23			450	445,500
JC Penney Corp., Inc.,
Gtd. Notes
8.125%	10/01/19			1,225	1,323,000
Sr. Sec’d. Notes, 144A
5.875%	07/01/23			1,600	1,650,000
Jo-Ann Stores Holdings, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	10/15/19			1,425	1,357,313
Jo-Ann Stores LLC,
Sr. Unsec’d. Notes, 144A
8.125%	03/15/19	(g)		408	405,960
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
5.000%	06/01/24			275	280,844
5.250%	06/01/26			775	786,625
Kirk Beauty One GmbH (Germany),
Gtd. Notes, 144A
8.750%	07/15/23		EUR	425	488,626
LS Finance 2022 Ltd. (Hong Kong),
Gtd. Notes, RegS
4.250%	10/16/22			500	486,389
Men’s Wearhouse, Inc. (The),
Gtd. Notes
7.000%	07/01/22			1,175	1,151,500
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29			275	259,875
8.000%	05/01/31			150	143,625
New Look Secured Issuer PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.500%	07/01/22		GBP	1,175	1,379,295

SEE NOTES TO FINANCIAL STATEMENTS.

A420

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Retail (continued)
New Look Senior Issuer PLC (United Kingdom),
Sec’d. Notes, 144A
8.000%	07/01/23		GBP 235	$249,098
O’Reilly Automotive, Inc.,
Gtd. Notes
3.800%	09/01/22		1,995	2,064,225
4.625%	09/15/21		690	740,526
4.875%	01/14/21		1,870	2,007,540
Penske Automotive Group, Inc.,
Gtd. Notes
5.750%	10/01/22		1,800	1,854,000
PetSmart, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)	1,701	1,735,020
PF Chang’s China Bistro, Inc.,
Gtd. Notes, 144A
10.250%	06/30/20		250	244,375
QVC, Inc.,
Sr. Sec’d. Notes
3.125%	04/01/19		8,345	8,431,830
4.375%	03/15/23		3,860	3,831,065
4.450%	02/15/25		1,990	1,912,846
4.850%	04/01/24		2,485	2,498,079
5.125%	07/02/22		1,115	1,154,225
Reliance Intermediate Holdings LP (Canada),
Sr. Sec’d. Notes, 144A
6.500%	04/01/23		2,275	2,394,438
Rite Aid Corp.,
Gtd. Notes
6.750%	06/15/21		325	341,250
Gtd. Notes, 144A
6.125%	04/01/23		2,900	3,117,500
SM Investments Corp. (Philippines),
Sr. Unsec’d. Notes, RegS
4.250%	10/17/19		1,331	1,366,157
Sonic Automotive, Inc.,
Gtd. Notes
5.000%	05/15/23	(a)	1,700	1,653,250
7.000%	07/15/22		500	523,750
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	11/17/17		179	179,447

				57,247,012

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, MTN, 144A
3.900%	07/21/25		8,950	9,209,810
Sub. Notes, 144A
4.000%	09/14/26		2,495	2,377,136

				11,586,946

Semiconductors
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.000%	07/01/24		1,000	1,037,500
7.500%	08/15/22		125	135,313
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Semiconductors (continued)
5.250%	08/01/23		725	$727,719
Microsemi Corp.,
Gtd. Notes, 144A
9.125%	04/15/23		1,100	1,281,500
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		1,575	1,645,875

				4,827,907

Shipbuilding
Huntington Ingalls Industries, Inc.,
Gtd. Notes, 144A
5.000%	11/15/25		725	753,094

Software — 0.1%
First Data Corp.,
Gtd. Notes, 144A
7.000%	12/01/23	(a)	7,575	8,067,375
Sr. Sec’d. Notes, 144A
5.375%	08/15/23	(a)	1,625	1,685,938
Inception Merger Sub, Inc./Rackspace Hosting, Inc.,
Sr. Unsec’d. Notes, 144A
8.625%	11/15/24	(a)	925	979,066
MSCI, Inc.,
Gtd. Notes, 144A
5.250%	11/15/24		525	551,250
5.750%	08/15/25		925	982,813
Quintiles IMS, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		1,150	1,152,875
RP Crown Parent LLC,
Sr. Sec’d. Notes, 144A
7.375%	10/15/24		900	933,750
SS&C Technologies Holdings, Inc.,
Gtd. Notes
5.875%	07/15/23	(a)	1,150	1,191,688
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/23		1,125	1,057,500

				16,602,255

Storage/Warehousing
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24		850	879,750

Telecommunications — 0.8%
Arqiva Broadcast Finance PLC (United Kingdom),
Sr. Sec’d. Notes, MTN, 144A
9.500%	03/31/20		GBP 2,150	2,812,790
AT&T, Inc.,
Sr. Unsec’d. Notes
4.800%	06/15/44		5,500	5,197,027
CenturyLink, Inc.,
Sr. Unsec’d. Notes
7.500%	04/01/24	(a)	2,875	3,018,750
CommScope Technologies Finance LLC,
Gtd. Notes, 144A
6.000%	06/15/25		1,725	1,828,500

SEE NOTES TO FINANCIAL STATEMENTS.

A421

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/42		415	$421,860
3.663%	05/15/45		4,425	4,436,992
6.113%	01/15/40		3,409	3,693,518
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
7.125%	04/01/22		920	713,681
8.250%	09/30/20		3,250	2,788,403
Digicel Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21		1,635	1,478,808
Frontier Communications Corp.,
Sr. Unsec’d. Notes
8.875%	09/15/20	(a)	2,175	2,316,375
10.500%	09/15/22		1,375	1,445,538
GTH Finance BV (Netherlands),
Gtd. Notes, RegS
7.250%	04/26/23		1,300	1,393,625
Hughes Satellite Systems Corp.,
Gtd. Notes
7.625%	06/15/21		610	669,475
Gtd. Notes, 144A
6.625%	08/01/26	(a)	1,900	1,909,500
Sr. Sec’d. Notes
6.500%	06/15/19		609	662,288
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A
8.000%	02/15/24	(a)	2,000	2,055,000
9.500%	09/30/22		775	862,188
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
5.750%	12/01/22	(a)	450	462,375
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23		350	351,313
5.375%	08/15/22		2,330	2,405,725
5.375%	01/15/24		1,675	1,691,750
5.375%	05/01/25		490	499,800
5.625%	02/01/23		1,175	1,204,375
Gtd. Notes, 144A
5.250%	03/15/26		325	321,750
Sable International Finance Ltd.,
Gtd. Notes, 144A
6.875%	08/01/22		1,400	1,456,000
SES SA (Luxembourg),
Gtd. Notes, 144A
3.600%	04/04/23		1,665	1,624,041
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes, RegS
3.875%	04/08/23		1,000	977,655
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19		825	873,469
8.750%	03/15/32		700	770,000
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20		1,850	1,961,204
11.500%	11/15/21		1,300	1,595,750

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		1,850	$1,965,625
TBG Global Pte Ltd. (Indonesia),
Gtd. Notes, RegS
5.250%	02/10/22		1,100	1,096,929
Telefonica Emisiones SAU (Spain),
Gtd. Notes
4.570%	04/27/23		150	157,370
T-Mobile USA, Inc.,
Gtd. Notes
6.000%	03/01/23		4,035	4,261,969
6.000%	04/15/24	(a)	900	948,375
6.375%	03/01/25		885	945,844
6.500%	01/15/24		460	493,350
6.500%	01/15/26	(a)	3,150	3,405,938
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.862%	08/21/46		8,085	8,192,482
5.012%	08/21/54		5,000	4,973,810
6.400%	09/15/33		15,985	19,286,126
6.550%	09/15/43		603	753,133
ViaSat, Inc.,
Sr. Unsec’d. Notes
6.875%	06/15/20		550	566,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia),
Sr. Unsec’d. Notes, RegS
7.748%	02/02/21		300	333,749
VimpelCom Holdings BV (Netherlands),
Gtd. Notes, 144A
5.200%	02/13/19		290	300,527
7.504%	03/01/22		225	250,043
Gtd. Notes, RegS
7.504%	03/01/22		1,200	1,333,559
West Corp.,
Gtd. Notes, 144A
5.375%	07/15/22		1,500	1,449,375
Wind Acquisition Finance SA (Italy),
Sec’d. Notes, 144A
7.375%	04/23/21		2,885	3,000,400

				107,614,629

Textiles
Springs Industries, Inc.,
Sr. Sec’d. Notes
6.250%	06/01/21		825	853,875

Transportation
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35		980	1,033,900
Pelabuhan Indonesia II PT (Indonesia),
Sr. Unsec’d. Notes, RegS
4.250%	05/05/25		1,500	1,427,325

				2,461,225

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
2.500%	03/15/19		3,175	3,174,940

SEE NOTES TO FINANCIAL STATEMENTS.

A422

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Trucking & Leasing (continued)
2.500%	07/30/19			2,215	$2,218,369
3.250%	03/30/25	(a)		1,775	1,705,656
4.850%	06/01/21	(a)		635	685,016

					7,783,981

TOTAL CORPORATE OBLIGATIONS (cost $1,855,157,154)					1,874,658,994

FOREIGN GOVERNMENT BONDS — 2.5%
Argentina Bonar Bonds (Argentina),
Bonds
8.750%	05/07/24			890	1,055,699
Sr. Unsec’d. Notes
22.805%(c)	03/01/18		ARS	7,675	483,146
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes(i)
2.500%	12/31/38			1,825	1,122,375
5.830%(c)	12/31/33		ARS	2,500	1,094,075
8.280%	12/31/33			4,795	5,118,630
Sr. Unsec’d. Notes, RegS
6.875%	04/22/21			500	532,499
7.500%	04/22/26			1,500	1,574,999
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
4.854%	02/06/24			3,735	3,881,300
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/20		BRL	750	682,991
6.000%	05/15/23		BRL	750	683,062
10.000%	01/01/21		BRL	48,500	14,330,672
10.000%	01/01/27		BRL	10,350	2,929,470
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25			13,275	12,412,125
5.000%	01/27/45			5,770	4,680,624
5.625%	01/07/41			4,970	4,421,809
6.000%	04/07/26			3,350	3,467,250
8.250%	01/20/34			480	554,496
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			1,300	1,313,000
5.000%	06/15/45			4,245	4,027,444
5.625%	02/26/44			1,900	1,957,000
6.125%	01/18/41			665	718,200
Colombian TES (Colombia),
Bonds
10.000%	07/24/24		COP	3,560,000	1,399,873
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, RegS
5.500%	04/04/23			1,300	1,371,655
6.000%	01/26/24			4,810	5,212,838
6.375%	03/24/21			380	413,249
Debt and Asset Trading Corp. (Vietnam),
Gov’t. Gtd. Notes, RegS
1.000%	10/10/25			300	168,989
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25			810	781,051
6.850%	01/27/45			845	798,288

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
6.875%	01/29/26			475	$493,796
Sr. Unsec’d. Notes, RegS
5.500%	01/27/25			1,700	1,639,241
6.850%	01/27/45			5,940	5,611,637
6.875%	01/29/26			100	103,957
7.450%	04/30/44			1,045	1,055,449
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, RegS
5.875%	06/11/25			600	544,283
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27			1,575	1,449,000
Sr. Unsec’d. Notes, RegS
5.875%	01/30/25			950	869,317
7.650%	06/15/35			600	556,499
Gabon Government International Bond (Gabon),
Bonds, RegS
6.375%	12/12/24			1,590	1,476,983
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A
9.250%	09/15/22			510	545,195
Sr. Unsec’d. Notes, RegS
7.875%	08/07/23			300	294,875
8.125%	01/18/26			1,100	1,082,377
9.250%	09/15/22			2,785	2,977,193
Grenada Government International Bond (Grenada),
Sr. Unsec’d. Notes, RegS
7.000%(c)	05/12/30	(g)		579	307,041
Hazine Mustesarligi Varlik Kiralama A/S (Turkey),
Sr. Unsec’d. Notes, RegS
4.489%	11/25/24			4,050	3,720,938
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, 144A
3.700%	01/08/22			1,595	1,598,584
4.350%	01/08/27			390	390,828
Sr. Unsec’d. Notes, MTN, 144A
3.750%	04/25/22			8,600	8,632,181
5.250%	01/17/42			800	806,250
Sr. Unsec’d. Notes, MTN, RegS
3.375%	04/15/23			1,400	1,365,671
3.750%	04/25/22			760	762,844
4.625%	04/15/43			3,000	2,916,957
Sr. Unsec’d. Notes, RegS
4.875%	05/05/21			1,028	1,088,252
8.500%	10/12/35			425	576,552
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
5.625%	05/15/23		IDR	49,000,000	3,236,208
8.250%	07/15/21		IDR	33,000,000	2,509,445
8.375%	09/15/26		IDR	25,000,000	1,905,734
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
5.375%	07/23/24			450	433,094
6.375%	03/03/28			235	228,951
Sr. Unsec’d. Notes, RegS
5.375%	07/23/24			3,350	3,224,141
5.750%(c)	12/31/32			2,822	2,607,715
6.375%	03/03/28			800	779,407

SEE NOTES TO FINANCIAL STATEMENTS.

A423

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28			4,434	$4,855,230
7.625%	07/09/25			6,655	7,591,425
7.875%	07/28/45			3,294	3,576,856
8.000%	03/15/39			2,105	2,326,804
8.500%	11/16/21			135	141,447
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, RegS
6.875%	06/24/24			3,900	3,677,263
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes, GMTN, RegS
5.450%	11/28/19			580	564,919
5.800%	04/14/20			1,800	1,761,839
Sr. Unsec’d. Notes, MTN, RegS
8.250%	04/12/21			2,600	2,752,879
Sr. Unsec’d. Notes, RegS
6.650%	04/22/24			900	881,783
Mexican Bonos (Mexico),
Bonds
7.500%	06/03/27		MXN	6,500	312,065
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25			3,150	3,036,600
4.600%	01/23/46			3,300	2,961,750
5.750%	10/12/2110			876	808,110
Sr. Unsec’d. Notes, MTN
4.125%	01/21/26			9,995	9,915,040
4.750%	03/08/44			5,406	4,915,676
6.050%	01/11/40			616	666,204
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22			3,070	3,129,067
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes, 144A
4.750%	06/15/26			3,020	2,918,474
Sr. Unsec’d. Notes, RegS
4.750%	06/15/26			700	676,467
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/25			910	993,952
Sr. Unsec’d. Notes, RegS
8.250%	04/15/24			2,100	2,277,904
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes, RegS
4.350%	09/10/24			5,100	5,119,380
4.550%	03/29/26			1,400	1,407,000
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24			1,680	1,711,876
Unsec’d. Notes
1.300%	04/03/17			2,125	2,125,914
Province of Ontario (Canada),
Sr. Unsec’d. Notes
1.200%	02/14/18			3,155	3,147,867
2.500%	09/10/21	(a)		7,495	7,552,704
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.125%	03/16/24			1,250	1,359,999
Sr. Unsec’d. Notes, RegS

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
9.950%	06/09/21		1,250	$1,409,375
Republic of Argentina (Argentina),
Sr. Unsec’d. Notes
Zero(c)	12/15/35		17,250	1,587,000
7.820%	12/31/33	EUR	1,177	1,204,460
Sr. Unsec’d. Notes, 144A
6.875%	04/22/21		4,300	4,579,500
Russian Federal Bond (Russia),
Bonds
7.600%	07/20/22	RUB	475,000	7,563,917
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, RegS
4.500%	04/04/22		6,200	6,447,999
4.875%	09/16/23		6,200	6,531,203
5.625%	04/04/42		1,400	1,505,521
Second Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes, 144A
6.750%	12/03/19		2,600	2,748,593
Serbia International Bond (Serbia),
Bonds, RegS
4.875%	02/25/20		10,465	10,632,628
Sr. Unsec’d. Notes, RegS
6.750%(c)	11/01/24		280	283,383
7.250%	09/28/21		5,560	6,199,399
Unsec’d. Notes, 144A
5.875%	12/03/18		640	669,284
Unsec’d. Notes, RegS
5.875%	12/03/18		3,375	3,529,427
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, 144A
5.850%	05/10/23		1,300	1,464,354
Sr. Unsec’d. Notes, RegS
5.850%	05/10/23		2,595	2,923,075
South Africa Government Bond (South Africa),
Bonds
7.000%	02/28/31	ZAR	55,000	3,275,936
8.000%	12/21/18	ZAR	8,700	634,078
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.875%	09/16/25		3,650	3,894,368
Sri Lanka Government Bonds (Sri Lanka),
Unsec’d. Notes
11.000%	08/01/24	LKR	298,000	1,840,731
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.000%	01/14/19		1,135	1,166,901
6.825%	07/18/26		2,955	2,906,508
Sr. Unsec’d. Notes, RegS
5.750%	01/18/22		1,300	1,280,196
6.125%	06/03/25		1,460	1,373,564
6.250%	10/04/20		800	820,006
6.250%	07/27/21		4,200	4,262,177
6.850%	11/03/25		1,560	1,531,970
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes
5.125%	03/01/17		345	347,203
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes, 144A
5.500%	10/13/21		1,675	1,699,978

SEE NOTES TO FINANCIAL STATEMENTS.

A424

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Trinidad & Tobago Government International Bond (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
4.500%	08/04/26	590	$579,162
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.125%	03/25/22	6,025	5,979,210
5.625%	03/30/21	3,715	3,809,361
6.250%	09/26/22	8,150	8,464,183
6.875%	03/17/36	2,200	2,262,964
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes, 144A
Zero(c)	05/31/40	4,576	1,376,827
7.750%	09/01/20	2,558	2,522,341
7.750%	09/01/21	2,391	2,334,716
7.750%	09/01/22	1,240	1,200,233
7.750%	09/01/23	2,077	1,993,920
7.750%	09/01/25	1,177	1,105,321
Sr. Unsec’d. Notes, RegS
7.750%	09/01/20	4,675	4,609,831
7.750%	09/01/21	1,600	1,562,335
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes, RegS
7.650%	04/21/25	660	300,299
7.750%	10/13/19	900	499,499
12.750%	08/23/22	800	495,999
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	2,200	2,166,683
Zambia Government International Bond (Zambia),
Sr. Unsec’d. Notes, 144A
8.970%	07/30/27	295	291,313
Sr. Unsec’d. Notes, RegS
8.970%	07/30/27	2,000	1,974,999
Unsec’d. Notes, RegS
5.375%	09/20/22	7,080	6,395,860

TOTAL FOREIGN GOVERNMENT BONDS (cost $350,112,644)			350,381,688

MUNICIPAL BONDS — 0.8%
California — 0.3%
Bay Area Toll Authority,
Revenue Bonds, BABs
6.263%	04/01/49	3,630	4,931,428
City of Los Angeles Department of Airports,
Revenue Bonds, BABs
7.053%	05/15/40	1,230	1,703,624
East Bay Municipal Utility District Water System Revenue,
Revenue Bonds, BABs
5.874%	06/01/40	1,505	1,899,807
Los Angeles Community College District,
General Obligation Unlimited, BABs
6.750%	08/01/49	2,980	4,281,992
San Diego County Water Authority Financing Corp.,
Revenue Bonds, BABs
6.138%	05/01/49	275	358,278
State of California,
General Obligation Unlimited
5.000%	08/01/28	6,435	7,698,577
General Obligation Unlimited, BABs
7.300%	10/01/39	600	847,434

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
California (continued)
7.550%	04/01/39	2,475	$3,675,400
7.600%	11/01/40	195	293,448
7.625%	03/01/40	2,990	4,393,267
University of California,
Revenue Bonds
4.601%	05/15/31	4,900	5,403,181

			35,486,436

Colorado
Denver City & County School District No 1,
Certificate Participation
4.242%	12/15/37	1,215	1,236,165

District of Columbia
District of Columbia,
Revenue Bonds, BABs
5.591%	12/01/34	120	146,100

Florida
State Board of Administration Finance Corp.,
Revenue Bonds
2.163%	07/01/19	810	815,581
2.995%	07/01/20	3,695	3,783,458

			4,599,039

Georgia
State of Georgia,
General Obligation Unlimited
5.000%	12/01/26	2,540	3,144,037

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs
6.395%	01/01/40	480	626,520
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Ltd., BABs
5.720%	12/01/38	2,065	2,468,418
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	6,225	5,562,038
5.365%	03/01/17	20	20,123
5.877%	03/01/19	1,250	1,324,663
General Obligation Unlimited, BABs
6.725%	04/01/35	1,415	1,429,504

			11,431,266

Maryland
Maryland State Transportation Authority,
Revenue Bonds, BABs
5.754%	07/01/41	1,140	1,378,819
5.888%	07/01/43	2,120	2,644,106

			4,022,925

New York — 0.2%
City of New York,
General Obligation Unlimited, BABs
5.846%	06/01/40	3,540	4,515,376
6.271%	12/01/37	2,630	3,432,150
Metropolitan Transportation Authority,
Revenue Bonds, BABs
7.336%	11/15/39	1,940	2,851,800

SEE NOTES TO FINANCIAL STATEMENTS.

A425

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
5.267%	05/01/27	1,810	$2,092,107
Revenue Bonds, BABs
5.508%	08/01/37	3,275	3,978,503
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42	265	342,499
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	5,820	5,839,381
Utility Debt Securitization Authority,
2.042%	06/15/21	1,820	1,819,709

			24,871,525

North Carolina — 0.1%
North Carolina Eastern Municipal Power Agency,
Revenue Bonds
1.561%	07/01/17	1,145	1,144,943
2.003%	07/01/18	115	115,243
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	5,675	5,849,223

			7,109,409

Ohio
JobsOhio Beverage System,
Revenue Bonds
4.532%	01/01/35	2,920	3,151,906

Oregon
State of Oregon,
General Obligation Unlimited
5.892%	06/01/27	60	72,866

Puerto Rico
Commonwealth of Puerto Rico,
General Obligation Unlimited(i)
8.000%	07/01/35	2,625	1,768,594

South Carolina
South Carolina Public Service Authority,
Revenue Bonds
4.322%	12/01/27	1,460	1,572,230

Texas
Texas Transportation Commission State Highway Fund,
Revenue Bonds, BABs
5.178%	04/01/30	2,420	2,857,730

Utah
Utah Transit Authority,
Revenue Bonds, BABs
5.937%	06/15/39	1,920	2,445,350

Virginia — 0.1%
University of Virginia,
Revenue Bonds, BABs
5.000%	09/01/40	1,130	1,322,835
Virginia Commonwealth Transportation Board,
Revenue Bonds, BABs
5.350%	05/15/35	1,470	1,769,748
Virginia Public Building Authority,

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Virginia (continued)
Revenue Bonds, BABs
5.900%	08/01/30	1,015	$1,226,293
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	1,755	1,864,688

			6,183,564

TOTAL MUNICIPAL BONDS (cost $108,763,391)			110,099,142

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.8%
Banc of America Mortgage Trust,
Series 2004-A, Class 2A2
2.984%(c)	02/25/34	19	19,108
Series 2004-D, Class 2A2
3.257%(c)	05/25/34	8	8,096
Series 2004-H, Class 2A2
3.190%(c)	09/25/34	17	16,480
Series 2004-I, Class 3A2
3.264%(c)	10/25/34	5	5,136
Series 2005-J, Class 2A1
3.427%(c)	11/25/35	78	72,345
Series 2005-J, Class 3A1
3.602%(c)	11/25/35	21	20,398
DSLA Mortgage Loan Trust,
Series 2004-AR1, Class A1A
1.576%(c)	09/19/44	1,617	1,498,469
Fannie Mae Connecticut Avenue Securities,
Series 2014-C04, Class 1M1(x)
2.706%(c)	11/25/24	608	608,811
Series 2014-C04, Class 2M1(x)
2.856%(c)	11/25/24	24	23,760
Series 2016-C01, Class 2M1(x)
2.856%(c)	08/25/28	8,078	8,150,222
Series 2016-C02, Class 1M1(x)
2.906%(c)	09/25/28	2,463	2,488,104
Series 2016-C06, Class 1M1(x)
2.056%(c)	04/25/29	2,774	2,778,997
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/25/32	5	1,156
Fannie Mae REMICS,
Series 2016-64, Class FA
1.256%(c)	09/25/46	7,797	7,753,916
Series 2016-70, Class F
1.206%(c)	10/25/46	3,725	3,703,579
Series 2016-79, Class NF
1.206%(c)	11/25/46	7,381	7,334,208
Series 2016-84, Class FT
1.256%(c)	11/25/46	4,174	4,147,898
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 3A1, 144A
2.382%(c)	10/18/54	2,222	2,233,108
Freddie Mac REMICS,
Series 4448, Class JA
4.000%	11/15/36	105	110,977
Series 4614, Class FG
1.204%(c)	09/15/46	3,743	3,742,770

SEE NOTES TO FINANCIAL STATEMENTS.

A426

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4621, Class FK
1.204%(c)	10/15/46	3,034	$3,032,167
Series 4623, Class EF
1.154%(c)	10/15/46	1,886	1,873,445
Series 4623, Class MF
1.204%(c)	10/15/46	1,733	1,732,142
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN3, Class M2(x)
3.156%(c)	08/25/24	778	780,512
Series 2014-HQ2, Class M2(x)
2.956%(c)	09/25/24	2,425	2,475,813
Series 2014-HQ3, Class M2(x)
3.406%(c)	10/25/24	839	845,808
Series 2015-DN1, Class M2(x)
3.156%(c)	01/25/25	1,636	1,643,030
Series 2015-DNA1, Class M2(x)
2.606%(c)	10/25/27	4,325	4,386,928
Series 2015-DNA2, Class M2(x)
3.356%(c)	12/25/27	3,734	3,805,555
Series 2015-DNA3, Class M2(x)
3.606%(c)	04/25/28	2,830	2,911,672
Series 2015-HQ1, Class M2(x)
2.956%(c)	03/25/25	2,351	2,371,699
Series 2015-HQ2, Class M2(x)
2.706%(c)	05/25/25	2,705	2,745,403
Series 2015-HQA1, Class M2(x)
3.406%(c)	03/25/28	3,738	3,813,721
Series 2015-HQA2, Class M2(x)
3.556%(c)	05/25/28	2,565	2,632,759
Series 2016-DNA1, Class M2(x)
3.656%(c)	07/25/28	2,235	2,300,736
Government National Mortgage Assoc.,
Series 2013-82, Class IG, IO
3.500%	05/20/43	2,510	512,632
Series 2010-92, Class PI, IO
4.500%	11/20/37	274	7,402
Series 2010-103, Class IN, IO
4.500%	02/20/39	215	13,433
Series 2010-164, Class MI, IO
4.000%	09/20/37	2,175	116,917
Series 2011-41, Class AI, IO
4.500%	12/20/39	721	66,090
Series 2011-88, Class EI, IO
4.500%	11/20/39	579	49,127
Series 2012-94, Class BI, IO
4.000%	05/20/37	3,405	524,933
Series 2013-24, Class OI, IO
4.000%	02/20/43	1,177	232,656
GS Mortgage-Backed Securities Trust,
Series 2014-EB1A, Class 2A1, 144A
2.480%(c)	07/25/44	1,069	1,061,263
Holmes Master Issuer PLC (United Kingdom),
Series 2012-3A, Class B1, 144A
3.080%(c)	10/15/54	1,250	1,261,838
Mill City Mortgage Loan Trust,
Series 2016-1, Class A1, 144A
2.500%(c)	04/25/57	1,944	1,934,828

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MortgageIT Trust,
Series 2005-2, Class 1M1
1.416%(c)	05/25/35	2,880	$2,718,873
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A^
3.000%(c)	09/25/55	950	879,075
Towd Point Mortgage Trust,
Series 2015-3, Class A1B, 144A
3.000%(c)	03/25/54	2,505	2,526,757
Series 2015-4, Class A1B, 144A
2.750%(c)	04/25/55	2,606	2,613,199
Series 2015-5, Class A1B, 144A
2.750%(c)	05/25/55	1,878	1,882,987
Series 2016-1, Class A1B, 144A
2.750%(c)	02/25/55	2,756	2,762,967
Series 2016-1, Class A3B, 144A
3.000%(c)	02/25/55	3,311	3,316,446
Series 2016-2, Class A1A, 144A
2.750%(c)	08/25/55	2,279	2,274,535
Series 2016-4, Class A1, 144A
2.250%(c)	07/25/56	3,555	3,518,009
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR12, Class 2A1
3.056%(c)	09/25/35	47	46,410
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-O, Class 5A1
2.896%(c)	01/25/34	13	13,610
Series 2004-G, Class A3
3.008%(c)	06/25/34	72	71,590

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $109,773,306)			110,474,505

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.8%
Fannie Mae Pool
2.500%	10/01/31	6,970	6,988,992
2.500%	04/01/46	704	670,704
2.500%	07/01/46	31	29,341
3.000%	08/01/46	30,590	30,422,209
3.000%	08/01/46	1,000	994,415
3.000%	09/01/46	1,000	994,415
3.000%	09/01/46	54	53,922
3.000%	10/01/46	20,467	20,359,300
3.000%	10/01/46	5,446	5,417,327
3.000%	10/01/46	500	497,257
3.000%	11/01/46	12,335	12,267,340
3.000%	11/01/46	7,000	6,961,596
3.000%	11/01/46	6,515	6,479,259
3.000%	11/01/46	6,000	5,967,079
3.000%	11/01/46	5,465	5,450,698
3.000%	11/01/46	4,375	4,351,002
3.000%	11/01/46	2,533	2,520,359
3.000%	11/01/46	1,710	1,702,019
3.000%	11/01/46	1,156	1,150,158
3.000%	11/01/46	1,016	1,010,208
3.000%	11/01/46	500	497,256
3.000%	12/01/46	16,734	16,651,139
3.000%	12/01/46	8,113	8,083,025

SEE NOTES TO FINANCIAL STATEMENTS.

A427

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	12/01/46	8,106	$8,065,999
3.000%	12/01/46	7,920	7,876,737
3.000%	12/01/46	5,330	5,302,046
3.000%	12/01/46	1,997	1,986,435
3.000%	12/01/46	1,413	1,406,162
3.000%	12/01/46	500	497,257
3.000%	12/01/46	250	248,629
3.000%	01/01/47	2,000	1,990,504
3.500%	06/01/43	997	1,027,784
3.500%	07/01/43	1,337	1,378,182
3.500%	09/01/43	3,411	3,517,036
3.500%	03/01/44	1,546	1,593,228
3.500%	03/01/45	5,102	5,261,704
Federal Home Loan Mortgage Corp.
2.500%	05/01/28	2,315	2,320,981
2.598%(c)	01/01/36	4	4,530
2.619%(c)	02/01/37	111	116,890
2.714%(c)	02/01/37	38	39,641
2.750%(c)	04/01/37	167	177,821
2.752%(c)	02/01/35	54	56,534
2.801%(c)	10/01/36	6	6,365
2.846%(c)	10/01/36	5	5,517
2.940%(c)	01/01/37	14	15,129
2.975%(c)	07/01/35	10	10,275
3.000%	11/01/42	67	66,544
3.000%	01/01/43	8,746	8,742,668
3.000%	01/01/43	76	75,716
3.000%	02/01/43	517	516,368
3.000%	02/01/43	228	227,906
3.000%	02/01/43	63	62,861
3.000%	02/01/43	28	28,279
3.000%	03/01/43	8,409	8,405,163
3.000%	03/01/43	212	211,686
3.000%	03/01/43	181	180,574
3.000%	03/01/43	90	89,393
3.000%	06/01/43	4,175	4,168,096
3.000%	07/01/43	853	850,953
3.000%	07/01/43	652	650,717
3.000%	03/01/45	54	53,338
3.000%	04/01/45	269	267,682
3.000%	05/01/45	4,238	4,212,968
3.000%	06/01/45	438	436,039
3.000%	06/01/45	85	84,662
3.000%	07/01/45	271	269,695
3.025%(c)	08/01/36	5	4,779
3.035%(c)	09/01/32	1	786
3.040%(c)	02/01/37	56	59,659
3.179%(c)	03/01/36	23	23,866
3.205%(c)	02/01/37	57	60,364
3.400%(c)	11/01/35	11	11,520
3.486%(c)	11/01/36	7	7,536
3.500%	04/01/42	542	558,544
3.500%	04/01/42	48	48,949
3.500%	08/01/42	741	762,957
3.500%	08/01/42	153	157,417
3.500%	08/01/42	152	156,507
3.500%	09/01/42	6,473	6,664,815
3.500%	09/01/42	167	172,040
3.500%	09/01/42	23	24,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/01/42	204	$209,999
3.500%	10/01/42	22	22,744
3.500%	11/01/42	104	106,987
3.500%	12/01/42	1,132	1,164,859
3.500%	01/01/43	1,138	1,171,379
3.500%	03/01/43	4,581	4,715,040
3.500%	04/01/43	1,063	1,094,224
3.500%	04/01/43	152	156,503
3.500%	04/01/43	39	40,363
3.500%	05/01/43	2,720	2,800,400
3.500%	05/01/43	639	657,934
3.500%	10/01/43	335	344,461
3.500%	01/01/44	1,043	1,074,345
3.500%	05/01/45	975	1,000,945
3.500%	06/01/45	1,066	1,093,756
3.500%	06/01/45	167	171,292
3.500%	03/01/46	16,843	17,312,071
3.500%	05/01/46	6,130	6,290,213
3.535%(c)	12/01/36	2	1,960
4.000%	06/01/24	159	167,268
4.000%	07/01/24	125	132,219
4.000%	09/01/25	108	113,696
4.000%	08/01/26	854	897,679
4.000%	06/01/33	714	758,243
4.000%	10/01/40	52	55,301
4.000%	10/01/40	34	35,955
4.000%	10/01/40	16	16,776
4.000%	11/01/40	36	37,501
4.000%	12/01/40	2,162	2,282,201
4.000%	12/01/40	1,565	1,654,055
4.000%	12/01/40	844	889,270
4.000%	12/01/40	12	12,592
4.000%	02/01/41	558	588,985
4.000%	02/01/41	40	42,722
4.000%	04/01/41	3,227	3,406,452
4.000%	09/01/41	271	286,314
4.000%	09/01/41	126	133,626
4.000%	10/01/41	678	712,180
4.000%	10/01/41	284	298,150
4.000%	10/01/41	205	216,785
4.000%	12/01/41	487	512,596
4.000%	03/01/42	44	46,024
4.000%	04/01/42	289	305,098
4.000%	04/01/42	90	95,268
4.000%	04/01/42	54	56,776
4.000%	05/01/43	381	403,003
4.500%	04/01/19	3	3,033
4.500%	09/01/23	297	313,930
4.500%	05/01/39	226	243,913
4.500%	06/01/39	146	158,137
4.500%	08/01/39	1,250	1,344,955
4.500%	10/01/39	1,787	1,923,792
4.500%	10/01/39	1,773	1,907,569
4.500%	10/01/39	92	98,925
4.500%	10/01/39	29	30,879
4.500%	12/01/39	102	110,901
4.500%	03/01/40	305	327,751
4.500%	05/01/40	123	132,693

SEE NOTES TO FINANCIAL STATEMENTS.

A428

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	08/01/40	432	$465,211
4.500%	09/01/40	1,853	1,995,150
4.500%	10/01/40	314	338,174
4.500%	02/01/41	120	129,971
4.500%	02/01/41	80	85,602
4.500%	02/01/41	75	80,343
4.500%	02/01/41	47	50,141
4.500%	03/01/41	211	227,036
4.500%	04/01/41	903	972,665
4.500%	04/01/41	351	378,482
4.500%	10/01/41	3,087	3,323,802
4.500%	02/01/44	57	61,738
4.500%	03/01/44	213	228,434
4.500%	03/01/44	144	154,631
4.500%	03/01/44	99	106,305
4.500%	03/01/44	36	38,882
5.000%	10/01/18	2	2,461
5.000%	11/01/18	3	2,816
5.000%	06/01/23	115	123,550
5.000%	07/01/25	13	13,581
5.000%	07/01/33	2	1,835
5.000%	11/01/33	19	21,177
5.000%	11/01/33	11	12,193
5.000%	11/01/33	10	11,273
5.000%	11/01/33	6	6,670
5.000%	07/01/35	3,020	3,308,834
5.000%	11/01/35	322	356,984
5.000%	12/01/35	5	5,791
5.000%	04/01/40	235	258,695
5.000%	04/01/40	30	32,658
5.000%	06/01/40	187	207,916
5.000%	07/01/40	170	185,647
5.000%	07/01/40	30	32,879
5.000%	08/01/40	994	1,083,406
5.000%	08/01/40	293	319,538
5.000%	08/01/40	118	129,314
5.000%	06/01/41	362	403,006
5.000%	07/01/41	201	220,550
5.000%	07/01/41	131	143,821
5.000%	07/01/41	128	140,918
5.000%	07/01/41	48	52,718
5.500%	12/01/18	1	975
5.500%	09/01/20	20	20,993
5.500%	09/01/20	15	14,903
5.500%	09/01/20	7	7,280
5.500%	03/01/34	104	117,451
5.500%	07/01/35	71	80,322
5.500%	01/01/38	1,920	2,158,730
5.500%	06/01/41	777	865,393
6.000%	10/01/32	1	1,190
6.000%	03/01/33	21	24,278
6.000%	12/01/33	591	676,952
6.000%	12/01/33	46	52,433
6.000%	06/01/37	5	5,782
6.000%	07/01/38	12	13,673
6.000%	08/01/38	22	25,774
6.500%	08/01/36	34	39,181
6.500%	09/01/39	103	116,701

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.000%	06/01/32	3	$3,687
7.000%	06/01/32	1	1,170
Federal National Mortgage Assoc.
Zero	TBA	89,720	91,955,993
Zero	TBA	40,530	40,263,061
Zero	TBA	14,670	15,422,697
Zero	TBA	13,005	13,345,366
Zero	TBA	10,700	11,508,769
Zero	TBA	10,635	11,822,298
Zero	TBA	9,305	10,136,635
Zero	TBA	5,170	5,178,179
2.234%(c)	12/01/35	3	3,573
2.500%	10/01/27	7,262	7,353,195
2.500%	11/01/27	785	787,560
2.500%	12/01/27	1,403	1,407,454
2.500%	12/01/27	765	767,572
2.500%	12/01/27	716	718,632
2.500%	01/01/28	1,681	1,686,604
2.500%	01/01/28	291	291,589
2.500%	02/01/28	1,268	1,271,826
2.500%	02/01/28	933	935,896
2.500%	03/01/28	939	942,018
2.500%	04/01/28	8,926	8,953,577
2.500%	04/01/28	3,577	3,587,460
2.500%	06/01/28	7,996	8,020,322
2.500%	07/01/28	781	783,358
2.500%	11/01/29	41	41,271
2.500%	07/01/30	6,114	6,131,759
2.500%	07/01/30	2,194	2,200,424
2.500%	01/01/31	408	409,173
2.500%	06/01/31	553	554,542
2.500%	11/01/42	470	448,531
2.500%	01/01/43	114	109,092
2.500%	02/01/43	6,055	5,791,265
2.500%	02/01/43	105	100,395
2.500%	03/01/43	563	538,280
2.500%	03/01/43	330	315,763
2.500%	08/01/46	10,000	9,524,391
2.764%(c)	07/01/35	20	20,633
2.839%(c)	12/01/35	22	23,054
2.876%(c)	08/01/37	53	55,650
3.000%	01/01/27	863	887,154
3.000%	06/01/27	3,775	3,882,955
3.000%	09/01/27	2,340	2,406,825
3.000%	09/01/27	1,329	1,367,218
3.000%	10/01/28	7,800	8,011,319
3.000%	11/01/28	1,711	1,759,743
3.000%	02/01/29	1,872	1,922,805
3.000%	04/01/33	68	67,936
3.000%	06/01/33	78	77,777
3.000%	09/01/42	738	737,405
3.000%	10/01/42	2,277	2,276,774
3.000%	10/01/42	1,837	1,836,742
3.000%	10/01/42	688	687,854
3.000%	11/01/42	5,422	5,420,396
3.000%	11/01/42	4,263	4,261,585
3.000%	11/01/42	435	434,867
3.000%	11/01/42	347	346,639

SEE NOTES TO FINANCIAL STATEMENTS.

A429

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/43	9,402	$9,399,573
3.000%	01/01/43	64	63,679
3.000%	02/01/43	300	298,947
3.000%	02/01/43	87	86,849
3.000%	02/01/43	68	67,630
3.000%	02/01/43	58	58,092
3.000%	02/01/43	39	39,102
3.000%	02/01/43	19	18,712
3.000%	02/01/43	16	15,519
3.000%	03/01/43	752	747,813
3.000%	03/01/43	139	138,028
3.000%	03/01/43	78	77,577
3.000%	04/01/43	10,468	10,464,758
3.000%	04/01/43	67	66,274
3.000%	04/01/43	24	23,986
3.000%	05/01/43	226	225,704
3.000%	05/01/43	148	148,167
3.000%	05/01/43	71	70,789
3.000%	08/01/43	8,711	8,708,181
3.000%	08/01/43	1,985	1,972,907
3.000%	08/01/43	1,146	1,140,365
3.000%	08/01/43	161	160,512
3.000%	11/01/43	1,679	1,678,173
3.000%	12/01/43	1,171	1,170,742
3.000%	02/01/44	292	290,283
3.000%	09/01/44	433	430,053
3.000%	12/01/44	30	29,383
3.000%	04/01/45	184	182,581
3.000%	05/01/45	450	447,650
3.000%	05/01/45	37	36,654
3.000%	07/01/45	191	190,247
3.000%	07/01/45	191	190,224
3.000%	08/01/45	1,086	1,080,064
3.000%	09/01/45	373	370,512
3.000%	08/01/46	838	833,640
3.000%	09/01/46	882	876,600
3.000%	12/01/46	1,000	994,415
3.012%(c)	08/01/36	29	31,085
3.046%(c)	12/01/35	6	6,714
3.139%(c)	09/01/36	2	2,503
3.200%(c)	11/01/37	150	158,908
3.500%	12/01/25	217	226,304
3.500%	10/01/28	1,144	1,192,389
3.500%	07/01/30	162	170,182
3.500%	08/01/30	850	891,391
3.500%	01/01/34	162	168,475
3.500%	01/01/34	113	117,624
3.500%	01/01/34	53	54,864
3.500%	01/01/34	22	22,930
3.500%	06/01/42	971	1,001,751
3.500%	06/01/42	610	628,712
3.500%	07/01/42	814	839,153
3.500%	08/01/42	1,716	1,769,643
3.500%	11/01/42	362	373,033
3.500%	01/01/43	2,003	2,065,436
3.500%	03/01/43	7,720	7,963,421
3.500%	04/01/43	271	279,142
3.500%	06/01/43	1,172	1,207,897

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/43	740	$762,591
3.500%	07/01/43	560	577,290
3.500%	07/01/43	502	517,524
3.500%	07/01/43	335	345,444
3.500%	07/01/43	324	334,429
3.500%	07/01/43	301	310,361
3.500%	07/01/43	271	279,540
3.500%	07/01/43	196	202,275
3.500%	08/01/43	596	613,977
3.500%	08/01/43	409	421,979
3.500%	08/01/43	343	354,022
3.500%	08/01/43	290	299,098
3.500%	09/01/43	536	552,032
3.500%	09/01/43	447	460,911
3.500%	09/01/43	382	393,923
3.500%	09/01/43	347	357,422
3.500%	09/01/43	347	357,156
3.500%	09/01/43	341	351,722
3.500%	01/01/44	1,327	1,369,078
3.500%	01/01/44	581	599,019
3.500%	07/01/44	1,121	1,155,418
3.500%	04/01/45	10,984	11,292,293
3.500%	07/01/45	5,482	5,629,729
3.500%	09/01/45	12,496	12,832,318
3.500%	11/01/45	14,752	15,130,796
3.500%	11/01/45	179	184,216
3.500%	12/01/45	38,883	39,882,948
3.500%	12/01/45	4,661	4,780,345
3.500%	12/01/45	2,126	2,180,422
3.500%	12/01/45	1,918	1,967,287
3.500%	01/01/46	3,043	3,120,802
3.500%	01/01/46	2,319	2,383,651
3.500%	01/01/46	1,731	1,779,902
3.500%	04/01/46	18,301	18,771,631
3.500%	05/01/46	9,429	9,683,631
4.000%	04/01/24	330	348,039
4.000%	09/01/25	595	628,161
4.000%	11/01/25	232	245,101
4.000%	01/01/26	316	333,494
4.000%	04/01/26	1,560	1,647,834
4.000%	04/01/26	435	456,577
4.000%	06/01/26	542	572,524
4.000%	09/01/26	1,553	1,639,717
4.000%	09/01/26	370	390,929
4.000%	09/01/26	64	67,518
4.000%	11/01/26	83	87,364
4.000%	02/01/27	678	715,648
4.000%	11/01/40	2,523	2,656,697
4.000%	12/01/40	5,044	5,321,535
4.000%	12/01/40	2,678	2,820,377
4.000%	01/01/41	1,604	1,689,888
4.000%	01/01/41	273	287,701
4.000%	02/01/41	998	1,052,808
4.000%	02/01/41	307	323,726
4.000%	03/01/41	2,479	2,616,639
4.000%	04/01/41	887	936,201
4.000%	10/01/41	4,810	5,076,970
4.000%	10/01/41	952	1,005,172

SEE NOTES TO FINANCIAL STATEMENTS.

A430

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/01/41	877	$924,006
4.000%	11/01/41	72	76,255
4.000%	12/01/41	101	106,626
4.000%	01/01/42	5,817	6,128,836
4.000%	01/01/42	1,716	1,812,493
4.000%	01/01/42	1,184	1,250,799
4.000%	02/01/42	1,198	1,264,903
4.000%	02/01/42	908	958,728
4.000%	02/01/42	107	113,018
4.000%	04/01/42	188	198,742
4.000%	04/01/42	144	152,427
4.000%	05/01/42	5,446	5,746,458
4.000%	08/01/42	3,424	3,616,838
4.000%	09/01/43	9,302	9,781,101
4.000%	11/01/44	2,326	2,445,512
4.000%	03/01/45	1,637	1,729,004
4.000%	03/01/45	722	763,244
4.000%	05/01/45	636	673,485
4.000%	07/01/45	403	423,815
4.000%	01/01/46	3,564	3,750,004
4.000%	03/01/46	11,547	12,185,869
4.500%	05/01/19	16	16,173
4.500%	10/01/19	66	68,184
4.500%	11/01/19	8	7,772
4.500%	11/01/20	8	8,605
4.500%	04/01/23	153	161,899
4.500%	12/01/23	14	14,313
4.500%	08/01/24	41	43,447
4.500%	04/01/26	913	964,793
4.500%	04/01/26	200	211,477
4.500%	07/01/26	82	86,488
4.500%	10/01/26	376	399,365
4.500%	01/01/27	1,474	1,558,096
4.500%	09/01/39	1,105	1,190,076
4.500%	12/01/39	2,789	3,003,143
4.500%	12/01/39	1,496	1,610,865
4.500%	04/01/40	1,701	1,834,580
4.500%	07/01/40	191	207,376
4.500%	09/01/40	2,840	3,061,232
4.500%	11/01/40	3,745	4,035,730
4.500%	12/01/40	5,414	5,840,756
4.500%	12/01/40	1,926	2,075,556
4.500%	12/01/40	306	330,659
4.500%	02/01/41	1,089	1,173,532
4.500%	02/01/41	1,049	1,132,915
4.500%	02/01/41	580	626,370
4.500%	02/01/41	379	409,645
4.500%	03/01/41	947	1,020,984
4.500%	05/01/41	79	85,321
4.500%	06/01/41	273	294,689
4.500%	06/01/41	229	247,473
4.500%	08/01/41	63	68,488
4.500%	10/01/41	44	48,027
4.500%	10/01/41	41	43,752
4.500%	11/01/41	1,015	1,096,610
4.500%	11/01/41	38	41,608
4.500%	04/01/42	1,083	1,167,726
4.500%	08/01/42	102	110,048

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/42	255	$275,804
4.500%	09/01/42	135	145,715
4.500%	09/01/42	89	95,823
4.500%	10/01/42	702	757,251
4.500%	09/01/43	240	258,250
4.500%	10/01/43	158	170,725
4.500%	11/01/43	172	184,464
4.500%	01/01/44	1,529	1,644,502
4.500%	06/01/44	5,543	5,980,197
4.500%	06/01/44	206	222,885
4.500%	08/01/44	427	459,177
4.500%	10/01/44	363	393,044
4.500%	11/01/44	514	553,051
4.500%	12/01/44	471	507,185
4.500%	02/01/45	366	393,836
4.500%	02/01/45	146	157,561
5.000%	05/01/18	3	2,936
5.000%	12/01/18	3	2,781
5.000%	12/01/19	123	126,158
5.000%	01/01/20	5	4,686
5.000%	05/01/20	15	15,903
5.000%	12/01/20	291	299,299
5.000%	02/01/21	34	36,260
5.000%	06/01/23	8	8,328
5.000%	09/01/23	1,226	1,335,177
5.000%	01/01/24	216	230,410
5.000%	06/01/24	97	103,361
5.000%	09/01/25	119	127,411
5.000%	09/01/33	448	490,439
5.000%	10/01/33	43	47,050
5.000%	11/01/33	269	295,026
5.000%	11/01/33	261	287,228
5.000%	02/01/34	2,068	2,271,093
5.000%	03/01/34	1,075	1,180,097
5.000%	03/01/34	472	517,959
5.000%	03/01/34	241	264,211
5.000%	03/01/34	34	36,780
5.000%	04/01/34	22	24,562
5.000%	05/01/34	290	318,930
5.000%	07/01/34	23	25,429
5.000%	03/01/35	995	1,087,607
5.000%	04/01/35	1,180	1,290,175
5.000%	04/01/35	109	119,313
5.000%	05/01/35	139	152,181
5.000%	06/01/35	138	150,964
5.000%	06/01/35	64	69,826
5.000%	06/01/35	37	39,962
5.000%	07/01/35	3,859	4,234,261
5.000%	07/01/35	1,071	1,176,014
5.000%	07/01/35	935	1,027,092
5.000%	08/01/35	984	1,074,509
5.000%	09/01/35	83	90,897
5.000%	10/01/35	987	1,079,182
5.000%	10/01/35	176	192,566
5.000%	10/01/35	58	63,250
5.000%	11/01/35	1,050	1,146,947
5.000%	03/01/36	324	353,778
5.000%	12/01/36	1,506	1,643,192

SEE NOTES TO FINANCIAL STATEMENTS.

A431

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	12/01/36	29		$31,832
5.000%	07/01/37	22		24,481
5.000%	02/01/38	118		129,820
5.000%	05/01/38	764		834,177
5.000%	12/01/38	161		176,138
5.000%	06/01/39	96		104,943
5.000%	06/01/40	453		495,001
5.000%	08/01/40	839		915,568
5.000%	08/01/40	525		573,805
5.000%	04/01/41	1,621		1,773,110
5.000%	06/01/41	340		371,500
5.000%	06/01/41	63		68,703
5.000%	08/01/41	172		188,012
5.000%	09/01/41	987		1,078,377
5.000%	01/01/42	932		1,018,548
5.000%	02/01/42	249		272,426
5.000%	05/01/42	531		581,691
5.000%	07/01/42	1,201		1,310,722
5.000%	11/01/44	2,130		2,329,406
5.000%	11/01/44	638		699,836
5.500%	01/01/17	—	(r)	21
5.500%	01/01/17	—	(r)	5
5.500%	01/01/17	—	(r)	1
5.500%	03/01/17	—	(r)	18
5.500%	07/01/17	—	(r)	8
5.500%	08/01/17	—	(r)	165
5.500%	09/01/17	3		3,200
5.500%	09/01/17	—	(r)	205
5.500%	10/01/17	3		2,735
5.500%	02/01/18	—	(r)	67
5.500%	03/01/18	1		874
5.500%	04/01/18	2		2,023
5.500%	06/01/18	1		1,185
5.500%	04/01/19	1		1,104
5.500%	07/01/19	3		2,683
5.500%	07/01/19	3		2,625
5.500%	08/01/19	7		6,998
5.500%	09/01/19	138		143,555
5.500%	09/01/19	8		7,825
5.500%	10/01/19	2		1,896
5.500%	07/01/20	18		19,111
5.500%	08/01/21	6		6,027
5.500%	09/01/21	10		10,186
5.500%	09/01/21	8		8,168
5.500%	09/01/21	7		6,931
5.500%	11/01/21	16		16,633
5.500%	03/01/22	13		14,029
5.500%	03/01/22	1		677
5.500%	05/01/22	4		3,651
5.500%	07/01/22	2		2,441
5.500%	07/01/22	2		2,327
5.500%	08/01/22	15		15,902
5.500%	08/01/22	—	(r)	462
5.500%	01/01/23	220		234,097
5.500%	09/01/34	413		462,765
5.500%	11/01/34	32		35,678
5.500%	12/01/34	108		120,992
5.500%	04/01/35	82		92,320

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	11/01/35	379		$424,919
5.500%	12/01/35	106		118,570
5.500%	01/01/36	114		127,776
5.500%	01/01/36	15		17,297
5.500%	03/01/36	26		29,545
5.500%	03/01/36	14		15,511
5.500%	05/01/36	1,077		1,204,843
5.500%	05/01/36	525		584,080
5.500%	07/01/36	2,168		2,429,375
5.500%	11/01/36	10		11,120
5.500%	08/01/37	2,681		3,004,018
5.500%	08/01/37	1,159		1,299,595
5.500%	08/01/37	666		745,449
5.500%	08/01/37	260		290,975
5.500%	08/01/37	158		176,718
5.500%	08/01/37	24		26,543
5.500%	09/01/37	445		496,171
5.500%	02/01/38	1,025		1,148,209
5.500%	02/01/38	171		191,206
5.500%	09/01/38	599		670,145
5.500%	12/01/38	1,167		1,308,821
5.500%	04/01/39	305		347,140
5.500%	05/01/39	366		407,888
5.500%	03/01/40	661		740,005
5.500%	03/01/41	4,938		5,537,531
5.500%	09/01/41	1,087		1,214,742
5.500%	09/01/41	5		5,873
6.000%	04/01/21	10		10,739
6.000%	07/01/21	—	(r)	439
6.000%	09/01/21	17		17,468
6.000%	11/01/32	24		27,486
6.000%	03/01/33	25		28,619
6.000%	04/01/33	43		49,824
6.000%	02/01/34	241		277,412
6.000%	08/01/34	19		21,965
6.000%	11/01/34	1,027		1,181,650
6.000%	11/01/34	15		16,997
6.000%	11/01/35	179		206,004
6.000%	12/01/35	41		46,865
6.000%	02/01/36	1,282		1,464,347
6.000%	04/01/36	—	(r)	133
6.000%	05/01/36	404		460,699
6.000%	05/01/36	381		431,233
6.000%	06/01/36	43		49,226
6.000%	09/01/36	2,776		3,189,139
6.000%	09/01/36	55		62,838
6.000%	11/01/36	90		101,785
6.000%	12/01/36	10		10,994
6.000%	01/01/37	38		42,569
6.000%	01/01/37	—	(r)	348
6.000%	02/01/37	414		469,397
6.000%	02/01/37	27		30,389
6.000%	03/01/37	2,247		2,558,329
6.000%	03/01/37	1,015		1,150,121
6.000%	03/01/37	165		186,979
6.000%	05/01/37	17		19,823
6.000%	05/01/37	1		668
6.000%	06/01/37	57		64,522

SEE NOTES TO FINANCIAL STATEMENTS.

A432

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	08/01/37	4,606		$5,268,316
6.000%	08/01/37	313		360,236
6.000%	10/01/37	25		27,941
6.000%	02/01/38	109		123,668
6.000%	03/01/38	1,226		1,407,809
6.000%	04/01/38	49		55,563
6.000%	05/01/38	350		396,209
6.000%	08/01/38	31		35,851
6.000%	09/01/38	65		74,768
6.000%	10/01/38	285		322,364
6.000%	12/01/38	12		13,985
6.000%	04/01/39	22		24,993
6.000%	06/01/39	402		456,944
6.000%	09/01/39	1,660		1,881,450
6.000%	10/01/39	462		523,812
6.000%	02/01/40	216		244,427
6.000%	10/01/40	424		480,572
6.500%	07/01/32	165		191,215
6.500%	07/01/32	101		117,367
6.500%	07/01/32	8		9,244
6.500%	12/01/32	41		47,637
6.500%	12/01/32	13		14,712
6.500%	07/01/35	48		55,997
6.500%	12/01/35	434		502,443
6.500%	07/01/36	1,786		2,037,896
6.500%	07/01/36	6		6,919
6.500%	08/01/36	357		409,723
6.500%	08/01/36	295		343,071
6.500%	08/01/36	80		92,961
6.500%	09/01/36	749		848,842
6.500%	09/01/36	178		201,283
6.500%	10/01/36	394		448,657
6.500%	10/01/36	24		28,032
6.500%	11/01/36	9		10,521
6.500%	12/01/36	4		5,090
6.500%	08/01/37	21		23,754
6.500%	10/01/37	242		273,767
6.500%	10/01/37	5		5,438
6.500%	08/01/38	123		144,607
6.500%	06/01/39	91		103,311
6.500%	10/01/39	455		515,913
6.500%	05/01/40	516		587,377
6.500%	05/01/40	438		497,538
7.000%	01/01/31	—	(r)	260
7.000%	04/01/32	—	(r)	426
7.000%	04/01/37	30		31,710
1.500%	06/22/20	13,193		13,131,494
Government National Mortgage Assoc.
Zero	TBA	1,815		1,937,158
2.500%	12/20/42	4,582		4,462,702
2.500%	01/20/43	7,553		7,356,906
2.500%	02/20/43	7,107		6,922,819
2.500%	03/20/43	1,708		1,663,901
3.000%	10/15/42	117		118,257
3.000%	12/15/42	28		28,872
3.000%	05/15/43	83		84,401
3.000%	05/20/43	3,322		3,377,571
3.000%	06/15/43	15		15,427
3.000%	07/15/43	195		197,751

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/20/43	2,481	$2,522,717
3.000%	09/20/43	2,322	2,361,167
3.000%	01/20/44	245	248,669
3.000%	02/20/44	638	649,137
3.000%	05/20/46	545	553,476
3.000%	05/20/46	236	239,349
3.000%	06/20/46	973	987,267
3.000%	07/20/46	1,743	1,769,345
3.000%	07/20/46	1,269	1,287,761
3.000%	07/20/46	945	959,269
3.000%	07/20/46	935	948,582
3.000%	07/20/46	529	537,977
3.000%	07/20/46	326	331,043
3.000%	08/20/46	750	762,618
3.000%	08/20/46	654	663,359
3.000%	08/20/46	407	412,403
3.000%	09/20/46	412	417,981
3.000%	09/20/46	409	414,767
3.000%	11/20/46	16,776	17,010,246
3.000%	12/20/46	713	722,960
3.500%	05/20/42	85	88,397
3.500%	07/20/42	259	270,083
3.500%	08/20/42	2,094	2,187,275
3.500%	09/20/42	6,662	6,957,557
3.500%	10/20/42	3,088	3,224,780
3.500%	11/20/42	48	49,506
3.500%	12/20/42	983	1,026,233
3.500%	03/20/43	2,376	2,472,872
3.500%	04/20/43	101	105,611
3.500%	05/20/43	1,049	1,095,117
3.500%	08/20/43	83	86,862
3.500%	09/20/43	8,921	9,315,900
3.500%	11/15/43	1,748	1,832,503
3.500%	10/20/44	422	439,739
3.500%	02/15/45	490	511,303
3.500%	02/20/45	1,036	1,080,087
3.500%	04/20/45	227	237,076
3.500%	05/20/45	760	792,427
3.500%	05/20/45	352	367,097
3.500%	01/20/46	213	222,072
3.500%	02/20/46	4,616	4,812,464
3.500%	02/20/46	4,527	4,725,853
3.500%	05/20/46	287	299,635
3.500%	05/20/46	54	56,706
3.500%	05/20/46	48	49,836
3.500%	06/20/46	3,242	3,373,579
3.500%	06/20/46	302	314,951
3.500%	09/20/46	13,551	14,104,506
3.500%	10/20/46	3,155	3,283,474
4.000%	09/20/25	127	131,299
4.000%	11/20/25	252	261,605
4.000%	01/20/26	72	74,391
4.000%	02/20/41	196	209,334
4.000%	05/20/41	1,861	1,987,680
4.000%	10/15/41	274	296,143
4.000%	10/15/41	236	254,299
4.000%	10/15/41	59	63,408
4.000%	10/20/41	1,812	1,931,065

SEE NOTES TO FINANCIAL STATEMENTS.

A433

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/20/41	351	$373,956
4.000%	12/20/41	170	180,606
4.000%	09/20/42	157	167,059
4.000%	11/20/42	121	129,056
4.000%	02/20/44	4,975	5,296,281
4.000%	09/20/45	1,238	1,315,492
4.000%	10/20/45	4,332	4,608,674
4.000%	11/20/45	4,123	4,382,549
4.000%	12/20/45	11,914	12,663,384
4.000%	05/20/46	9,604	10,207,738
4.500%	05/15/39	25	27,142
4.500%	11/20/39	252	271,760
4.500%	02/20/40	2,201	2,371,682
4.500%	05/20/40	1,975	2,127,836
4.500%	06/15/40	275	298,522
4.500%	06/15/40	104	112,652
4.500%	06/15/40	18	19,485
4.500%	07/15/40	62	67,132
4.500%	08/15/40	130	141,161
4.500%	09/15/40	248	270,171
4.500%	09/20/40	1,039	1,120,638
4.500%	11/20/40	535	577,765
4.500%	02/20/41	2,408	2,593,814
4.500%	03/15/41	394	432,294
4.500%	03/20/41	2,735	2,948,015
4.500%	05/20/41	150	162,023
4.500%	07/20/41	328	353,560
4.500%	09/15/45	1,182	1,282,678
4.500%	01/20/46	1,616	1,726,604
5.000%	03/20/34	2	2,136
5.000%	07/20/39	386	422,472
5.000%	08/15/39	33	36,986
5.000%	09/15/39	308	342,694
5.000%	10/15/39	341	376,323
5.000%	10/15/39	54	60,204
5.000%	10/20/39	20	21,773
5.000%	12/15/39	6,796	7,491,769
5.000%	02/15/40	473	531,588
5.000%	02/15/40	473	531,356
5.000%	04/15/40	255	281,290
5.000%	05/20/40	1,599	1,761,796
5.000%	06/15/40	253	278,645
5.000%	06/20/40	1,093	1,210,981
5.000%	07/15/40	32	35,495
5.000%	08/15/40	47	51,980
5.000%	08/20/40	828	911,162
5.000%	09/15/40	42	46,375
5.000%	09/15/40	41	45,303
5.000%	09/20/40	526	579,168
5.000%	03/20/41	1,105	1,222,563
5.000%	08/20/41	1,197	1,317,116
5.500%	10/20/32	3	3,552
5.500%	03/20/34	10	11,616
5.500%	06/15/35	308	348,123
5.500%	01/20/36	5,405	6,030,003
5.500%	06/20/44	1,313	1,470,941
6.500%	09/20/32	7	7,712
6.500%	12/20/33	3	3,954

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
8.000%	05/15/17		—	(r)	$15
8.000%	06/15/17		—	(r)	47
8.000%	06/15/22		—	(r)	314
8.000%	09/15/22		—	(r)	374
8.000%	07/15/23		—	(r)	443
8.500%	06/15/26		2		1,835
8.500%	07/15/26		5		5,077
9.500%	01/15/20		—	(r)	119

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,254,295,984)					1,249,000,541

U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bonds
2.500%	02/15/46		3,690		3,278,912
2.500%	05/15/46		19,885		17,671,243
2.875%	08/15/45		17,245		16,594,950
3.000%	11/15/44		39,335		38,857,158
3.000%	05/15/45		44,806		44,200,402
3.125%	02/15/43		56,205		56,949,267
3.375%	05/15/44	(k)	12,890		13,668,943
4.500%	02/15/36		8,225		10,407,191
4.625%	02/15/40		9,155		11,699,806
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/18		3,805		4,014,846
0.125%	04/15/19		9,370		9,786,185
0.125%	04/15/21		15,010		15,395,405
0.125%	07/15/26		44,985		43,865,075
0.625%	01/15/24		3,570		3,763,180
0.625%	01/15/26		54,580		56,009,039
0.750%	02/15/45		1,070		1,033,437
1.000%	02/15/46		3,963		4,059,575
2.125%	02/15/41		735		1,009,893
3.625%	04/15/28		2,135		4,195,401
3.875%	04/15/29		1,752		3,521,876
U.S. Treasury Notes
0.750%	04/30/18		18,575		18,514,055
0.875%	05/15/19		6,400		6,338,752
0.875%	06/15/19		6,520		6,451,742
1.250%	10/31/18		10,290		10,306,485
1.500%	05/31/19		97,855		98,306,014
1.500%	11/30/19		5,825		5,837,058
1.625%	08/31/19		2,140		2,154,796
2.000%	08/31/21		172,955		173,644,053

TOTAL U.S. TREASURY OBLIGATIONS (cost $692,474,499)					681,534,739

TOTAL LONG-TERM INVESTMENTS (cost $11,793,984,469)					12,685,097,351

			Shares
SHORT-TERM INVESTMENTS — 16.8%
AFFILIATED MUTUAL FUNDS — 16.3%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)			1,539,044,063		1,539,044,063

SEE NOTES TO FINANCIAL STATEMENTS.

A434

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $778,677,077; includes $778,072,934 of cash collateral for securities on loan)(b)(w)	778,528,675	$778,684,381

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,317,721,140)(Note 4)		2,317,728,444

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(h)(hh)(k)(n) — 0.5%
U.S. Treasury Bills
0.481%	04/27/17	75,000	74,869,950
0.585%	04/27/17	1,200	1,197,919

TOTAL U.S. TREASURY OBLIGATIONS (cost $76,091,299)			76,067,869

	Counterparty	Notional Amount (000)#
OPTION PURCHASED*
Call Options
10 Year U.S. Treasury Notes Futures, expiring 02/24/17, Strike Price $126.00 (cost $187,112)		699	262,125

TOTAL SHORT-TERM INVESTMENTS (cost $2,393,999,551)			2,394,058,438

TOTAL INVESTMENTS — 106.1% (cost $14,187,984,020)			15,079,155,789
Liabilities in excess of other assets(z) — (6.1)%			(871,637,875)

NET ASSETS — 100.0%			$14,207,517,914

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $5,936,938 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $758,055,044; cash collateral of $778,072,934 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
1,846	2 Year U.S. Treasury Notes	Mar. 2017	$400,359,619	$400,005,126	$(354,493)
1,647	5 Year U.S. Treasury Notes	Mar. 2017	194,070,009	193,792,712	(277,297)
843	10 Year U.S. Treasury Notes	Mar. 2017	105,322,313	104,769,094	(553,219)
161	20 Year U.S. Treasury Bonds	Mar. 2017	24,509,680	24,255,656	(254,024)
261	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	42,239,695	41,825,250	(414,445)
286	ASX SPI 200 Index	Mar. 2017	28,484,730	29,054,889	570,159
1,711	Euro STOXX 50 Index	Mar. 2017	56,320,102	59,021,737	2,701,635
690	FTSE 100 Index	Mar. 2017	57,990,375	59,950,457	1,960,082
412	Mini MSCI EAFE Index	Mar. 2017	34,656,175	34,517,360	(138,815)
1,113	Russell 2000 Mini Index	Mar. 2017	76,038,291	75,511,485	(526,806)
5,176	S&P 500 E-Mini Index	Mar. 2017	580,363,676	578,728,560	(1,635,116)
292	TOPIX Index	Mar. 2017	36,883,191	37,925,647	1,042,456

					2,120,117

SEE NOTES TO FINANCIAL STATEMENTS.

A435

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions:
4	5 Year U.S. Treasury Notes	Mar. 2017	$470,250	$470,656	$(406)
925	10 Year U.S. Treasury Notes	Mar. 2017	115,213,086	114,960,156	252,930
901	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	121,043,719	120,790,313	253,406
108	20 Year U.S. Treasury Bonds	Mar. 2017	16,355,250	16,270,875	84,375

					590,305

					$2,710,422

U.S. Treasury Obligations with market values of $2,501,554 and $45,270,546 have been segregated with Goldman Sachs & Co. and JPMorgan Chase, respectively, to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 03/22/17	BNP Paribas	ARS	10,109	$558,817	$600,202	$41,385
Expiring 03/22/17	BNP Paribas	ARS	4,756	258,478	282,378	23,900
Australian Dollar,
Expiring 01/13/17	Standard Chartered PLC	AUD	10,928	8,161,074	7,883,199	(277,875)
Expiring 01/17/17	Westpac Banking Corp.	AUD	3,832	2,934,277	2,764,012	(170,265)
British Pound,
Expiring 01/13/17	Deutsche Bank AG	GBP	357	453,525	440,146	(13,379)
Expiring 01/13/17	Royal Bank of Scotland Group PLC	GBP	83	101,654	102,381	727
Expiring 01/13/17	Standard Chartered PLC	GBP	27,851	34,703,683	34,337,582	(366,101)
Canadian Dollar,
Expiring 01/13/17	Morgan Stanley	CAD	4,141	3,084,211	3,084,752	541
Colombian Peso,
Expiring 01/20/17	Credit Suisse First Boston Corp.	COP	3,598,050	1,190,619	1,193,265	2,646
Expiring 01/20/17	Deutsche Bank AG	COP	3,065,780	1,011,475	1,016,742	5,267
Euro,
Expiring 01/13/17	Bank of America	EUR	44,755	47,881,584	47,147,753	(733,831)
Expiring 01/13/17	Deutsche Bank AG	EUR	2,150	2,288,845	2,264,946	(23,899)
Expiring 02/24/17	Bank of America	EUR	2,607	2,771,841	2,751,852	(19,989)
Expiring 02/24/17	Bank of America	EUR	545	571,162	575,463	4,301
Expiring 02/24/17	Royal Bank of Scotland Group PLC	EUR	2,642	2,841,886	2,788,797	(53,089)
Indonesian Rupiah,
Expiring 02/10/17	Barclays Capital Group	IDR	5,233,627	381,043	385,961	4,918
Expiring 02/10/17	Hong Kong & Shanghai Bank	IDR	2,872,187	209,038	211,813	2,775
Japanese Yen,
Expiring 01/13/17	Bank of America	JPY	200,000	1,743,694	1,712,662	(31,032)
Expiring 01/13/17	Hong Kong & Shanghai Bank	JPY	4,397,572	40,382,115	37,657,777	(2,724,338)
Expiring 01/13/17	Hong Kong & Shanghai Bank	JPY	47,781	406,846	409,164	2,318
Philippine Peso,
Expiring 01/17/17	Deutsche Bank AG	PHP	28,328	583,121	569,562	(13,559)
Singapore Dollar,
Expiring 01/13/17	Barclays Capital Group	SGD	7,298	5,155,666	5,038,958	(116,708)
Expiring 01/13/17	Societe Generale	SGD	439	308,220	303,111	(5,109)
Swedish Krona,
Expiring 01/13/17	Barclays Capital Group	SEK	100,624	10,985,393	11,055,403	70,010
Expiring 01/13/17	Goldman Sachs & Co.	SEK	4,681	511,520	514,294	2,774
Swiss Franc,
Expiring 01/13/17	Bank of America	CHF	415	403,815	407,974	4,159
Expiring 01/13/17	JPMorgan Chase	CHF	604	599,356	593,775	(5,581)
Expiring 01/13/17	UBS AG	CHF	13,872	13,899,772	13,637,169	(262,603)

SEE NOTES TO FINANCIAL STATEMENTS.

A436

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira,
Expiring 01/04/17	Royal Bank of Scotland Group PLC	TRY	4,459	$1,417,986	$1,262,917	$(155,069)

				$185,800,716	$180,994,010	(4,806,706)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 03/22/17	BNP Paribas	ARS	14,784	$899,270	$877,771	$21,499
Expiring 03/22/17	BNP Paribas	ARS	14,013	834,107	831,994	2,113
Expiring 03/22/17	BNP Paribas	ARS	13,287	796,822	788,890	7,932
Australian Dollar,
Expiring 01/17/17	Goldman Sachs & Co.	AUD	3,832	2,920,731	2,764,012	156,719
Brazilian Real,
Expiring 03/02/17	Barclays Capital Group	BRL	37,241	10,622,379	11,244,048	(621,669)
Expiring 03/02/17	Deutsche Bank AG	BRL	1,240	356,066	374,389	(18,323)
Expiring 03/02/17	Standard Chartered PLC	BRL	2,202	666,970	664,843	2,127
British Pound,
Expiring 01/13/17	Bank of America	GBP	1,459	1,848,804	1,798,805	49,999
Expiring 01/13/17	Citigroup Global Markets	GBP	5,564	6,821,853	6,859,872	(38,019)
Expiring 01/13/17	Hong Kong & Shanghai Bank	GBP	407	506,491	501,791	4,700
Canadian Dollar,
Expiring 01/30/17	Royal Bank of Canada	CAD	662	494,508	493,249	1,259
Expiring 03/31/17	Royal Bank of Canada	CAD	3,902	2,921,840	2,909,383	12,457
Chilean Peso,
Expiring 02/15/17	Credit Suisse First Boston Corp.	CLP	1,933,967	2,924,051	2,877,512	46,539
Chinese Renminbi,
Expiring 03/13/17	Citigroup Global Markets	CNH	21,492	3,048,035	3,022,721	25,314
Expiring 03/13/17	Goldman Sachs & Co.	CNH	38,238	5,506,466	5,377,946	128,520
Colombian Peso,
Expiring 01/20/17	Royal Bank of Canada	COP	839,968	276,989	278,569	(1,580)
Expiring 01/20/17	Standard Chartered PLC	COP	5,871,151	1,866,672	1,947,120	(80,448)
Euro,
Expiring 01/13/17	Credit Suisse First Boston Corp.	EUR	2,069	2,218,448	2,179,616	38,832
Expiring 02/24/17	Bank of America	EUR	1,773	1,900,762	1,871,512	29,250
Expiring 02/24/17	Barclays Capital Group	EUR	1,791	1,932,038	1,890,513	41,525
Expiring 02/24/17	Citigroup Global Markets	EUR	9,230	9,760,817	9,742,844	17,973
Expiring 02/24/17	Citigroup Global Markets	EUR	3,419	3,666,180	3,608,969	57,211
Hungarian Forint,
Expiring 02/17/17	Barclays Capital Group	HUF	838,668	2,812,859	2,858,566	(45,707)
Indian Rupee,
Expiring 02/10/17	Citigroup Global Markets	INR	96,515	1,415,591	1,415,549	42
Expiring 02/10/17	Standard Chartered PLC	INR	95,208	1,405,492	1,396,381	9,111
Indonesian Rupiah,
Expiring 02/10/17	Barclays Capital Group	IDR	73,561,736	5,334,426	5,424,907	(90,481)
Mexican Peso,
Expiring 01/20/17	Citigroup Global Markets	MXN	7,323	358,531	352,085	6,446
Expiring 01/20/17	Royal Bank of Canada	MXN	7,027	341,887	337,854	4,033
New Taiwanese Dollar,
Expiring 02/10/17	Barclays Capital Group	TWD	91,642	2,870,540	2,848,926	21,614
Philippine Peso,
Expiring 01/17/17	Hong Kong & Shanghai Bank	PHP	28,328	581,326	569,562	11,764
Russian Ruble,
Expiring 01/18/17	Bank of New York Mellon	RUB	284,180	4,291,291	4,613,069	(321,778)
Singapore Dollar,
Expiring 01/13/17	Bank of New York Mellon	SGD	278	195,868	191,947	3,921

SEE NOTES TO FINANCIAL STATEMENTS.

A437

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar (continued),
Expiring 02/17/17	Barclays Capital Group	SGD	402	$283,998	$277,512	$6,486
Expiring 02/17/17	Barclays Capital Group	SGD	391	276,413	269,919	6,494
South African Rand,
Expiring 02/17/17	Barclays Capital Group	ZAR	34,531	2,388,913	2,490,468	(101,555)
Swedish Krona,
Expiring 01/13/17	Bank of America	SEK	2,003	219,759	220,067	(308)
Swiss Franc,
Expiring 01/13/17	Bank of America	CHF	736	730,275	723,540	6,735
Expiring 02/15/17	Citigroup Global Markets	CHF	892	895,027	878,701	16,326
Turkish Lira,
Expiring 01/04/17	Goldman Sachs & Co.	TRY	4,459	1,458,286	1,262,917	195,369
Expiring 03/02/17	Societe Generale	TRY	5,156	1,439,218	1,442,830	(3,612)
Expiring 03/02/17	Societe Generale	TRY	4,879	1,381,762	1,365,317	16,445

				$91,471,761	$91,846,486	(374,725)

						$(5,181,431)

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.HY.CDSI.S27	12/20/21	5.000%	50,200	$2,083,300	$3,191,924	$1,108,624
CDX.IG.CDSI.S27	12/20/21	1.000%	431,200	4,746,446	6,671,864	1,925,418

				$6,829,746	$9,863,788	$3,034,042

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Bank of China	12/20/21	1.000%	1,500	1.400%	$(28,295)	$21,306	$(49,601)	Citigroup Global Markets
Bank of China	12/20/21	1.000%	1,100	1.400%	20,016	14,496	5,520	JPMorgan Chase
Bank of China	12/20/21	1.000%	600	1.178%	4,768	2,068	2,700	Citigroup Global Markets
Republic of Korea	12/20/21	1.000%	3,000	0.439%	79,254	(90,173)	169,427	JPMorgan Chase

					$75,743	$(52,303)	$128,046

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX.EM.CDSI.S26	12/20/21	1.000%	127,050	$(7,933,417)	$(8,270,955)	$337,538	Barclays Capital Group

U.S. Treasury Obligations with a combined market value of $8,512,248 have been segregated with JPMorgan Chase to cover requirements for open centrally cleared credit default swap contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A438

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$5,895,811,582	$1,795,126,628	$—
Preferred Stocks	6,160,222	90,133	—
Warrants	83,383	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	380,364,906	—
Residential Mortgage-Backed Securities	—	4,900,942	—
Commercial Mortgage-Backed Securities	—	225,605,093	—
Convertible Bonds	—	804,853	—
Corporate Obligations	—	1,869,601,131	5,057,863
Foreign Government Bonds	—	350,381,688	—
Municipal Bonds	—	110,099,142	—
Residential Mortgage-Backed Securities	—	109,595,430	879,075
U.S. Government Agency Obligations	—	1,249,000,541	—
U.S. Treasury Obligations	—	757,602,608	—
Affiliated Mutual Funds	2,317,728,444	—	—
Options Purchased	262,125	—	—
Other Financial Instruments*
Futures Contracts	2,710,422	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(5,181,431)	—
Centrally Cleared Credit Default Swap Agreements	—	3,034,042	—
OTC Credit Default Swap Agreements	—	(7,857,674)	—

Total	$8,222,756,178	$6,843,168,032	$5,936,938

SEE NOTES TO FINANCIAL STATEMENTS.

A439

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Fund (5.5% represents investments purchased with collateral from securities on loan)	16.3%
U.S. Government Agency Obligations	8.8
Banks	6.4
U.S. Treasury Obligations	5.3
Pharmaceuticals	3.7
Insurance	3.1
Oil, Gas & Consumable Fuels	2.8
Non-Residential Mortgage-Backed Securities	2.7
Foreign Government Bonds	2.5
Internet Software & Services	2.2
Media	2.2
Equity Real Estate Investment Trusts (REITs)	2.1
Software	2.1
Oil & Gas	1.8
Semiconductors & Semiconductor Equipment	1.7
Capital Markets	1.6
Commercial Mortgage-Backed Securities	1.6
Chemicals	1.5
IT Services	1.5
Biotechnology	1.4
Health Care Equipment & Supplies	1.4
Diversified Telecommunication Services	1.2
Food Products	1.2
Health Care Providers & Services	1.2
Industrial Conglomerates	1.2
Specialty Retail	1.2
Technology Hardware, Storage & Peripherals	1.2
Aerospace & Defense	1.1
Electric Utilities	1.1
Internet & Direct Marketing Retail	1.1
Hotels, Restaurants & Leisure	1.0
Beverages	0.9
Machinery	0.9
Food & Staples Retailing	0.8
Metals & Mining	0.8
Municipal Bonds	0.8
Residential Mortgage-Backed Securities	0.8
Telecommunications	0.8
Airlines	0.7
Diversified Financial Services	0.7
Tobacco	0.7
Automobiles	0.6
Communications Equipment	0.6
Pipelines	0.6
Real Estate Investment Trusts (REITs)	0.6
Electric	0.5
Electrical Equipment	0.5
Internet	0.5

Personal Products	0.5%
Textiles, Apparel & Luxury Goods	0.5
Electronic Equipment, Instruments & Components	0.4
Healthcare-Services	0.4
Household Products	0.4
Multi-Utilities	0.4
Retail	0.4
Wireless Telecommunication Services	0.4
Air Freight & Logistics	0.3
Auto Components	0.3
Commercial Services & Supplies	0.3
Energy Equipment & Services	0.3
Household Durables	0.3
Multiline Retail	0.3
Advertising	0.2
Agriculture	0.2
Building Materials	0.2
Building Products	0.2
Commercial Services	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Entertainment	0.2
Foods	0.2
Healthcare-Products	0.2
Life Sciences Tools & Services	0.2
Mining	0.2
Real Estate Management & Development	0.2
Road & Rail	0.2
Trading Companies & Distributors	0.2
Auto Manufacturers	0.1
Auto Parts & Equipment	0.1
Computers	0.1
Consumer Finance	0.1
Engineering & Construction	0.1
Forest Products & Paper	0.1
Gas Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Lodging	0.1
Marine	0.1
Metal Fabricate/Hardware	0.1
Oil & Gas Services	0.1
Packaging & Containers	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Real Estate	0.1
Savings & Loans	0.1
Trucking & Leasing	0.1

106.1
Liabilities in excess of other assets	(6.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A440

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$3,034,042	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	37,870		Premiums received for OTC swap agreements	8,361,128
Credit contracts	Unrealized appreciation on OTC swap agreements	515,185		Unrealized depreciation on OTC swap agreements	49,601
Equity contracts	Due from/to broker — variation margin futures	6,274,332	*	Due from/to broker — variation margin futures	2,300,737	*
Equity contracts	Unaffiliated investments	83,383		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,114,476		Unrealized depreciation on OTC forward foreign currency exchange contracts	6,295,907
Interest rate contracts	Due from/to broker — variation margin futures	590,711	*	Due from/to broker — variation margin futures	1,853,884	*
Interest rate contracts	Unaffiliated investments	262,125		—	—

Total		$11,912,124			$18,861,257

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$12,092,021	$12,092,021
Equity contracts	291,288	—		58,743,501	—	—	59,034,789
Foreign exchange contracts	—	(10,764)		—	(2,785,183)	—	(2,795,947)
Interest rate contracts	—	74,197	6,213	(5,385,432)	—	(17,133)	(5,322,155)

Total	$291,288	$63,433	$6,213	$53,358,069	$(2,785,183)	$12,074,888	$63,008,708

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(3)	Options Purchased(3)	Futures	Forward Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,361,504	$3,361,504
Equity contracts	51,376	—	(3,172,050)	—	—	(3,120,674)
Foreign exchange contracts	—	—	—	(6,331,044)	—	(6,331,044)
Interest rate contracts	—	75,013	(1,887,299)	—	—	(1,812,286)

Total	$51,376	$75,013	$(5,059,349)	$(6,331,044)	$3,361,504	$(7,902,500)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A441

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Interest Rate Swap Agreements(4)
$39,575	$1,263,521,739	$226,329,844	$189,169,296	$91,868,675	$1,680,000	$617,288,000	$404,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$758,055,044	$(758,055,044)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$94,444	$(94,444)	$—	$—
Bank of New York Mellon	3,921	(3,921)	—	—
Barclays Capital Group	488,585	(488,585)	—	—
BNP Paribas	96,829	—	—	96,829
Citigroup Global Markets	149,386	(87,620)	(61,766)	—
Credit Suisse First Boston Corp.	88,017	—	—	88,017
Deutsche Bank AG	5,267	(5,267)	—	—
Goldman Sachs & Co.	483,382	—	(260,000)	223,382
Hong Kong & Shanghai Bank	21,557	(21,557)	—	—
JPMorgan Chase	189,443	(95,754)	—	93,689
Morgan Stanley	541	—	—	541
Royal Bank of Canada	17,749	(1,580)	—	16,169
Royal Bank of Scotland Group PLC	727	(727)	—	—
Societe Generale	16,445	(8,721)	—	7,724
Standard Chartered PLC	11,238	(11,238)	—	—
UBS AG	—	—	—	—
Westpac Banking Corp.	—	—	—	—

	$1,667,531

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(785,160)	$94,444	$690,716	$—
Bank of New York Mellon	(321,778)	3,921	—	(317,857)
Barclays Capital Group	(9,247,075)	488,585	8,758,490	—
BNP Paribas	—	—	—	—
Citigroup Global Markets	(87,620)	87,620	—	—
Credit Suisse First Boston Corp.	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A442

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Deutsche Bank AG	$(69,160)	$5,267	$—	$(63,893)
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	(2,724,338)	21,557	—	(2,702,781)
JPMorgan Chase	(95,754)	95,754	—	—
Morgan Stanley	—	—	—	—
Royal Bank of Canada	(1,580)	1,580	—	—
Royal Bank of Scotland Group PLC	(208,158)	727	—	(207,431)
Societe Generale	(8,721)	8,721	—	—
Standard Chartered PLC	(724,424)	11,238	—	(713,186)
UBS AG	(262,603)	—	—	(262,603)
Westpac Banking Corp.	(170,265)	—	—	(170,265)

	$(14,706,636)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A443

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $758,055,044:
Unaffiliated investments (cost $11,870,262,880)	$12,761,427,345
Affiliated investments (cost $2,317,721,140)	2,317,728,444
Cash	824,439
Foreign currency, at value (cost $13,243,467)	13,181,265
Receivable for investments sold	88,339,600
Dividends and interest receivable	49,970,562
Tax reclaim receivable	11,108,807
Unrealized appreciation on OTC forward foreign currency contracts	1,114,476
Receivable for fund share sold	921,831
Unrealized appreciation on OTC swap agreements	515,185
Receivable from affiliate	191,546
Due from broker-variation margin swaps	159,730
Premiums paid for OTC swap agreements	37,870
Prepaid expenses	109,827

Total Assets	15,245,630,927

LIABILITIES:
Payable to broker for collateral for securities on loan	778,072,934
Payable for investments purchased	238,092,597
Premiums received for OTC swap agreements	8,361,128
Unrealized depreciation on OTC forward foreign currency contracts	6,295,907
Advisory fees payable	3,374,525
Due to broker-variation margin futures	2,242,014
Accrued expenses and other liabilities	867,118
Distribution fee payable	484,858
Deposit due to broker – Futures	132,387
Payable for fund share repurchased	122,007
Unrealized depreciation on OTC swap agreements	49,601
Foreign capital gains tax liability accrued	17,591
Affiliated transfer agent fee payable	346

Total Liabilities	1,038,113,013

NET ASSETS	$14,207,517,914

Net assets were comprised of:
Paid-in capital	$10,508,876,733
Retained earnings	3,698,641,181

Net assets, December 31, 2016	$14,207,517,914

Net asset value and redemption price per share, $14,207,517,914 / 559,696,524 outstanding shares of beneficial interest	$25.38

STATEMENT OF OPERATIONS Year Ended December 31, 2016

INCOME
Interest income	$174,537,390
Unaffiliated dividend income (net) (foreign withholding tax $6,740,233, of which $614,194 is reimbursable by an affiliate)	162,290,094
Affiliated dividend income	9,486,647
Income from securities lending, net (including affiliated income of $3,812,510)	4,825,325

351,139,456

EXPENSES
Advisory fees	85,467,858
Distribution fee	34,330,723
Custodian and accounting fees	2,288,000
Insurance expenses	182,000
Trustees’ fees	141,000
Audit fee	58,000
Legal fees and expenses	40,000
Shareholders’ reports	25,000
Commitment fee on syndicated credit agreement	21,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	7,000
Miscellaneous	93,601

Total expenses	122,654,182
Less: advisory fee waivers and/or expense reimbursement	(2,803,526)

Net expenses	119,850,656

NET INVESTMENT INCOME (LOSS)	231,288,800

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $141,680)	251,880,665
Futures transactions	53,358,069
Options written transactions	6,213
Swap agreements transactions	12,074,888
Foreign currency transactions	(10,805,328)

306,514,507

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,304) (net of change in foreign capital gains taxes $(4,929))	394,445,599
Futures	(5,059,349)
Swap agreements	3,361,504
Foreign currencies	(6,389,033)

386,358,721

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	692,873,228

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$924,162,028

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$231,288,800	$178,911,587
Net realized gain (loss) on investment and foreign currency transactions	306,514,507	431,557,839
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	386,358,721	(635,238,553)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	924,162,028	(24,769,127)

FUND SHARE TRANSACTIONS:
Fund share sold [81,131,100 and 8,173,623 shares, respectively]	1,901,942,909	195,376,532
Net asset value of shares issued in merger [0 and 137,013,754 shares, respectively] (Note 10)	—	3,262,312,494
Fund share repurchased [107,078,953 and 29,954,988 shares, respectively]	(2,446,798,599)	(706,825,840)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(544,855,690)	2,750,863,186

CAPITAL CONTRIBUTIONS (NOTE 4)	5,380,770	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	384,687,108	2,726,094,059
NET ASSETS:
Beginning of year	13,822,830,806	11,096,736,747

End of year	$14,207,517,914	$13,822,830,806

SEE NOTES TO FINANCIAL STATEMENTS.

A444

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2016

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

AEX	Amsterdam Stock Exchange
ASX	Australian Securities Exchange
JSE	Johannesburg Stock Exchange
LME	London Metal Exchange
FTSE	Financial Times Stock Exchange
NYMEX	New York Mercantile Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
QMTF	Quote Multilateral Trading Facility
SGMX	Sigma X MTF
SGX	Singapore Exchange
SWX	Six Swiss Exchange
TSX	Toronto Stock Exchange
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange

Index:

BCOM	Bloomberg Commodity Index
CAC40	French Stock Index
CDX	Credit Derivative Index
CPI	Consumer Price Index
CMBX	Commercial Mortgage-Backed Index
DAX	German Stock Index

GOLDLNPM	LBMA Gold Price PM USD Index
GSCI	Goldman Sachs Commodity Index
HICP	Harmonised Index of Consumer Prices
iBoxx	Bond Market Indices
iTraxx	International Credit Derivative Index
NDDLSZ	MSCI Switzerland Net Return Index
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
BABs	Build America Bonds
BBA	British Bankers Association
BBSW	Australian Bank Bill Swap Reference Rate
BKNT	Bank Notes
bps	Basis Points
CAS	Connecticut Avenue Securities
CDI	Chess Depository Interest
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
DIP	Debtor-In-Possession
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corporation
GMTN	Global Medium Term Note
IO	Interest Only (Principal amount represents notional)
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NSA	Non-Seasonally Adjusted
NASDAQ	National Association of Securities Dealers Automated Quotations
NIBOR	Norwegian Interbank Offered Rate
NVDR	Non-voting Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

A445

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

OAT	Obligations Assimilables du Tresor
OJSC	Open Joint-Stock Company
OPIS	Oil Price Information Service
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
PRI	Primary Rate Interface
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
S&P	Standard & Poor
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SMB	Sallie Mae Bank

SPDR	Standard & Poor’s Depository Receipts
STACR	Structured Agency Credit Risk
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
ULSD	Ultra-Low Sulfur Diesel
USAID	United States Agency for International Development
UTS	Unit Trust Security
USB3MTA	United States Auction Results 3 Month Treasury Bill High Discount
USOIS	United States Overnight Index Swap
WTI	West Texas Intermediate

SEE NOTES TO FINANCIAL STATEMENTS.

A446

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2016 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 11 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)	High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC / Loomis Sayles & Company, L.P. / LSV Asset Management / Prudential Investments, LLC (“PI”) through its Strategic Investment Research Group team / PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc. / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates, LLC (“QMA”) / T. Rowe Price Associates, Inc. / William Blair Investment Management, LLC

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PI through its Strategic Investment Research Group team / QMA

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. / BlackRock International Limited

AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sayles Bond”)	Maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. / BlackRock International Limited / BlackRock (Singapore) Limited / Loomis, Sayles & Company, L.P.

AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration Bond”)	Maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.

AST FI Pyramis® Quantitative Portfolio (“FI Pyramis® Quantitative”)	Long-term capital growth balanced by current income.	Fidelity Institutional Asset Management, LLC

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	Objective	Subadviser(s)
AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	PI through its Strategic Investment Research Group team / QMA

AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.	PFI / QMA

AST RCM World Trends Portfolio (“RCM World Trends”)	Highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S., LLC

AST Schroders Global Tactical Portfolio (“Schroders Global Tactical”)	To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Bloomberg Barclays U.S. Aggregate Bond Index (30%).	Schroder Investment Management North America Ltd. / Schroder Investment Management North America, Inc.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.	T. Rowe Price Associates, Inc.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PI, the co-managers of the Trust (together the “Investment Manager”), with the exception of Schroders Global Tactical for whom PI is the sole Investment Manager. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask

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price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

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CAS and STACR:    The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

P-notes:    The Trust may gain exposure to securities in certain foreign markets through investments in P-notes. The Trust may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed

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future date. The Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements under Rule 144A of the Securities Act of 1933.

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Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Borrowed Bond Agreements:    The Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds

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one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Portfolio may also experience delays in gaining access to the collateral.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit

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soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2016, none of the Portfolios have met conditions under such agreements which give the

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counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

PIK Securities:    Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

B9

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Real Estate Investment Trusts (REITs):    Certain Portfolios invest in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust has entered into investment management agreements with the Investment Managers on behalf of the Portfolios which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2016, the Investment Managers have engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisory fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

B10

	Advisory Fees	Effective Advisory Fees, Net of Waiver
Advanced Strategies	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.61%
Balanced Asset Allocation(2)	0.15%	0.15%
BlackRock Global Strategies	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.81%
BlackRock/Loomis Sayles Bond	0.4825% first $300 million; 0.4725% on next $200 million; 0.4625% on next $250 million; 0.4525% on next $2.5 billion; 0.4425% on next $2.75 billion; 0.4125% on next $4 billion; 0.3925% in excess of $10 billion	0.42%
BlackRock Low Duration Bond	0.4825% first $300 million; 0.4725% on next $200 million; 0.4625% on next $250 million; 0.4525% on next $2.5 billion; 0.4425% on next $2.75 billion; 0.4125% on next $4 billion; 0.3925% in excess of $10 billion	0.42%
FI Pyramis® Quantitative	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.59%
Preservation Asset Allocation(2)	0.15%	0.15%
Prudential Growth Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.63%
RCM World Trends	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.75%
Schroders Global Tactical*	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.74%

B11

	Advisory Fees	Effective Advisory Fees, Net of Waiver
T. Rowe Price Asset Allocation	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $2.75 billion; 0.6125% on next $4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $5 billion; 0.5325% in excess of $20 billion	0.60%

	Fee Waivers and/or Expense Limitations through June 30, 2016	Fee Waivers and/or Expense Limitations effective July 1, 2016
Advanced Strategies	effective January 3, 2016 contractually waive 0.014% through October 16, 2016(1)	contractually waive 0.014% through October 16, 2016 effective October 17, 2016 contractually waive 0.017% through June 30, 2017(1)
BlackRock/Loomis Sayles Bond	contractually waive 0.035% through June 30, 2016	contractually waive 0.035% through June 30, 2017
BlackRock Low Duration Bond Portfolio	contractually waive 0.057% through June 30, 2016	contractually waive 0.057% through June 30, 2017
FI Pyramis® Quantitative	contractually waive 0.14% through June 30, 2016	N/A
Prudential Growth Allocation	contractually limit expenses to 0.90% through October 31, 2016	contractually limit expenses to 0.90% through October 31, 2016
RCM World Trends	contractually limit expenses to 1.02% through October 31, 2016	contractually limit expenses to 1.02% through October 31, 2016
Schroders Global Tactical	contractually limit expenses to 1.12% through October 31, 2016	contractually limit expenses to 1.12% through October 31, 2016
T. Rowe Price Asset Allocation	contractually waive 0.022% through October 31, 2016 effective February 1, 2016 contractually waive 0.002% through June 30, 2017 contractually limit expenses to 0.87% through October 31, 2016 contractually waive 0.022%

through October 31, 2016

contractually waive 0.002%

through June 30, 2017

effective November 1, 2016 contractually waive an additional 0.002% through June 30, 2017 contractually limit expenses to 0.87% through October 31, 2016

*	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Funds Fees and Expenses” exceed 0.20% of the Portfolio’s average daily net assets.
(1)	The Investment Managers have voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios.
(2)	Fund of Fund Discount: Effective, July 1, 2016, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Fund sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Defensive Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Fund Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

B12

AST Investment Services, Inc., PI, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was as follows:

Amount
Advanced Strategies	$178,507
FI Pyramis® Quantitative	149,509
Prudential Growth Allocation Portfolio	4,410
RCM World Trends	71,206
Schroders Global Tactical	149
T. Rowe Price Asset Allocation	6,807

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Balanced Asset Allocation Portfolio and Preservation Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests the Portfolios’ overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prior to July 7, 2016, PGIM, Inc. was the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. was compensated as follows for these services (PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016):

Amount
Advanced Strategies	$29,542
BlackRock Global Strategies	11,085
BlackRock/Loomis Sayles Bond	4,756
FI Pyramis® Quantitative	10,184
Prudential Growth Allocation	1,817
RCM World Trends	30,462
Schroders Global Tactical	22,390
T. Rowe Price Asset Allocation	36,586

In February 2016, Prudential, the parent company of the Investment Manager (PI and AST Investment Services, Inc.) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some

B13

cases, it failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios were reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2015 Withholding Tax		2016 Withholding Tax
Advanced Strategies	$473,101		$340,820
BlackRock Global Strategies	6,566		65,378
FI Pyramis® Quantitative	342,054		426,126
Prudential Growth Allocation	439,216		491,159
RCM World Trends	234,208		273,939
Schroders Global Tactical	417,041		458,613
T. Rowe Price Asset Allocation	598,961	*	614,194

*	Includes amounts from December 2015 reimbursed in 2016.

5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended December 31, 2016, were as follows:

	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$6,023,858,092	$6,082,595,463
Balanced Asset Allocation	1,679,302,649	2,204,478,150
BlackRock Global Strategies	4,793,756,110	4,696,085,391
BlackRock / Loomis Sayles Bond	9,922,307,417	10,240,963,318
BlackRock Low Duration Bond	2,499,612,303	2,625,328,463
FI Pyramis® Quantitative	5,801,087,087	6,032,718,160
Preservation Asset Allocation	1,055,425,652	1,589,788,200
Prudential Growth Allocation	12,757,693,827	12,735,356,852
RCM World Trends	1,425,936,486	1,576,686,251
Schroders Global Tactical	3,119,344,926	4,961,833,600
T. Rowe Price Asset Allocation	10,670,262,010	11,043,409,884

B14

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2016 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Advanced Strategies
Goldman Sachs Small-Cap Value	$39,478,735	$—	$—	$—	$49,076,032
Small-Cap Growth	57,430,638	15,000,000	21,600,000	—	57,038,545
Small-Cap Growth Opportunities	56,935,102	15,000,000	21,600,000	—	54,196,752
Small-Cap Value	84,300,387	35,870,000	69,559,000	—	68,594,317

	$238,144,862	$65,870,000	$112,759,000	$—	$228,905,646

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Balanced Asset Allocation
AB Global Bond	$374,599,409	$87,675,557	$39,767,000	$—	$442,361,429
AQR Emerging Markets Equity	9,744,367	803,600	1,695,000	—	10,075,989
AQR Large-Cap	984,909,220	39,236,000	138,755,000	—	981,315,167
BlackRock Low Duration Bond	96,509,342	4,165,700	67,030,000	—	34,799,516
BlackRock/Loomis Sayles Bond	156,549,907	22,914,760	16,060,000	—	169,829,234
Boston Partners Large-Cap Value	204,899,294	22,774,428	89,133,330	—	157,376,553
ClearBridge Dividend Growth	211,364,453	197,403,212	43,800,000	—	422,711,433
Cohen & Steers Realty	—	5,925,117	6,670,821	—	—
Goldman Sachs Global Income	250,859,337	36,423,945	25,680,000	—	270,010,235
Goldman Sachs Large-Cap Value	253,991,785	23,268,400	138,756,973	—	154,756,650
Goldman Sachs Mid-Cap Growth	32,001,488	1,401,000	6,160,000	—	27,660,129
Goldman Sachs Small-Cap Value	66,238,426	—	—	—	82,341,015
Goldman Sachs Strategic Income	155,003,362	14,338,000	65,261,704	—	104,123,781
Government Money Market	50,820,154	—	—	—	50,820,154
High Yield	198,117,246	1,571,300	80,600,000	—	146,811,497
Hotchkis & Wiley Large-Cap Value	257,611,228	50,374,586	115,169,690	—	214,846,126
International Growth	463,357,701	26,872,200	64,670,000	—	407,867,921
International Value	457,940,833	23,827,200	60,620,000	—	421,784,538
Jennison Large-Cap Growth	274,461,999	9,622,000	96,361,603	—	176,937,254
Loomis Sayles Large-Cap Growth	329,023,392	15,467,700	66,515,000	—	295,447,610
Lord Abbett Core Fixed Income	157,057,510	191,924,791	22,365,000	—	332,371,841
MFS Growth	268,950,238	12,420,300	53,815,000	—	231,942,208
MFS Large-Cap Value	154,118,594	188,638,296	69,778,694	—	304,565,757
Neuberger Berman/LSV Mid-Cap Value	16,529,426	1,896,900	1,875,000	—	19,313,191
Parametric Emerging Markets Equity	8,324,328	705,350	1,483,500	—	8,514,923
Prudential Core Bond	1,004,064,508	119,406,000	244,025,678	—	916,452,621
QMA Emerging Markets Equity	5,898,744	504,950	1,057,000	—	5,840,929
QMA International Core Equity	229,668,972	13,448,600	29,710,000	—	214,039,751
QMA Large-Cap	983,239,886	39,236,000	139,755,000	—	980,237,000
Small Cap Growth Opportunities	90,448,062	4,045,000	13,275,000	—	90,798,784
Small-Cap Growth	92,083,112	4,045,000	9,775,000	—	93,003,183
Small-Cap Value	126,496,355	22,572,000	39,200,000	—	140,430,884
T. Rowe Price Large-Cap Growth	212,644,455	7,375,100	74,371,818	—	143,653,564
T. Rowe Price Natural Resources	6,268,355	6,664,091	6,005,633	—	6,738,696
Templeton Global Bond	239,010	—	—	—	249,422
Value Equity	152,233,030	157,643,563	114,771,277	—	204,040,486
WEDGE Capital Mid-Cap Value	16,321,632	1,896,900	1,875,000	—	18,408,252
Wellington Management Global Bond	316,862,735	241,600,303	39,670,000	—	526,549,858

B15

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Balanced Asset Allocation (continued)
Western Asset Core Plus Bond	$727,829,785	$80,822,000	$217,063,429	$—	$622,834,588
Western Asset Emerging Markets Debt	46,443,512	392,800	1,900,000	—	49,676,640

	$9,443,725,192	$1,679,302,649	$2,204,478,150	$—	$9,481,538,809

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Preservation Asset Allocation
AB Global Bond	$427,429,872	$69,175,422	$54,468,000	$—	$464,605,725
AQR Emerging Markets Equity	3,970,815	478,000	666,000	—	4,325,550
AQR Large-Cap	366,540,052	22,121,100	56,113,500	—	369,646,362
BlackRock Low Duration Bond	110,002,607	1,337,200	76,358,000	—	36,268,142
BlackRock/Loomis Sayles Bond	176,653,284	15,917,463	21,588,000	—	178,290,831
Boston Partners Large-Cap Value	77,534,339	7,232,315	34,677,726	—	57,305,549
ClearBridge Dividend Growth	78,987,478	76,049,688	21,460,500	—	155,287,707
Cohen & Steers Realty	—	2,572,418	2,892,713	—	—
Goldman Sachs Global Income	286,454,976	23,363,000	36,104,133	—	283,297,424
Goldman Sachs Large-Cap Value	96,083,708	6,874,600	52,898,980	—	56,315,363
Goldman Sachs Mid-Cap Growth	12,992,075	619,500	2,664,000	—	11,159,071
Goldman Sachs Small-Cap Value	33,856,523	—	—	—	42,087,057
Goldman Sachs Strategic Income	174,334,359	8,660,600	73,112,514	—	109,815,434
Government Money Market	86,979,481	—	15,000,000	—	71,979,481
High Yield	237,430,538	834,600	116,540,000	—	153,937,713
Hotchkis & Wiley Large-Cap Value	97,510,320	17,620,091	45,283,676	—	78,306,346
International Growth	166,790,584	16,176,000	26,049,500	—	151,296,856
International Value	163,584,885	16,176,000	22,534,500	—	158,540,255
Jennison Large-Cap Growth	102,834,197	4,210,600	38,376,865	—	64,936,169
Loomis Sayles Large-Cap Growth	121,702,503	7,019,300	29,418,000	—	106,128,567
Lord Abbett Core Fixed Income	176,265,252	202,224,062	35,132,000	—	350,151,481
MFS Growth	99,171,780	5,622,400	23,693,000	—	82,964,952
MFS Large-Cap Value	58,312,804	70,442,242	30,023,415	—	110,799,232
Neuberger Berman/LSV Mid-Cap Value	6,614,633	622,050	832,000	—	7,533,929
Parametric Emerging Markets Equity	3,523,936	418,100	581,000	—	3,804,693
Prudential Core Bond	1,130,626,058	78,917,000	291,036,519	—	960,773,440
QMA Emerging Markets Equity	2,088,658	301,000	427,000	—	2,158,326
QMA International Core Equity	81,106,642	4,180,900	10,795,000	—	74,779,553
QMA Large-Cap	365,916,865	22,121,100	56,113,500	—	369,818,816
Small-Cap Growth Opportunities	33,451,954	1,593,500	4,194,000	—	33,230,044
Small-Cap Growth	34,114,114	1,593,500	4,194,000	—	35,365,475
Small-Cap Value	37,976,363	8,129,600	14,009,000	—	41,224,509
T. Rowe Price Large-Cap Growth	80,087,175	3,207,800	29,621,405	—	53,231,645
T. Rowe Price Natural Resources	2,702,357	2,907,961	2,666,414	—	2,861,038
Templeton Global Bond	1,355,982	—	—	—	1,415,052
Value Equity	57,608,998	57,133,910	43,880,280	—	74,305,839
WEDGE Capital Mid-Cap Value	6,652,943	622,050	832,000	—	7,304,344
Wellington Management Global Bond	357,618,417	246,195,580	59,409,000	—	553,805,855
Western Asset Core Plus Bond	819,888,685	52,546,000	254,722,060	—	652,909,108

B16

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Preservation Asset Allocation (continued)
Western Asset Emerging Markets Debt	$56,438,947	$209,000	$1,420,000	$—	$61,069,322

	$6,233,195,159	$1,055,425,652	$1,589,788,200	—	$6,033,036,255

Options written transactions, during the year ended December 31, 2016, were as follows:

	Advanced Strategies		BlackRock Global Strategies
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	1,139,757,940	$4,859,171	180,300	$195,490
Written options	2,282,049,770	14,382,558	6,445,700	506,617
Expired options	(2,149,096,950)	(11,177,894)	(907,850)	(378,215)
Closed options	(1,230,494,760)	(4,167,974)	(265,650)	(269,470)

Balance at end of year	42,216,000	$3,895,861	5,452,500	$54,422

	BlackRock/Loomis Sayles		BlackRock Low Duration Bond
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	648,758	$2,081,365	—	$—
Written options	31,178,790	10,710,976	2,101,750	809,513
Expired options	(8,067,216)	(5,171,848)	(1,826,750)	(723,974)
Closed options	(23,243,356)	(7,254,917)	—	—

Balance at end of year	516,976	$365,576	275,000	$85,539

			Prudential Growth Allocation
			Number of Contracts/ Notional Amount	Premium
Balance at beginning of year			5,795,200	$1,453,219
Written options			30,647,400	1,691,486
Expired options			(22,187,600)	(1,507,191)
Closed options			(14,255,000)	(1,637,514)

Balance at end of year			—	$—

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

B17

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of zero percent, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2016. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
Advanced Strategies	$5,233,000	1.69%	8	$16,937,000	$—
BlackRock Global Strategies	839,500	1.74%	6	1,417,000	—
BlackRock/Loomis Sayles Bond	4,516,000	1.67%	2	7,045,000	—
BlackRock Low Duration Bond	491,000	1.98%	1	491,000	—
FI Pyramis® Quantitative	4,932,800	1.70%	10	17,787,000	—
Prudential Growth Allocation	6,348,214	1.70%	14	41,677,000	—
Schroders Global Tactical	1,427,571	1.69%	7	5,337,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2016, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

10.	Reorganization

On June 15, 2015, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the AST FI Pyramis® Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, and AST Schroders Multi Asset World Strategies Portfolio (the “Merged Portfolios”) for shares of T. Rowe Price Asset Allocation, Prudential Growth Allocation, RCM World Trends, and Schroders Global Tactical (the “Acquiring Portfolios”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on October 5, 2015 and the reorganization took place on October 16, 2015.

On reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investments Cost	Total Investment Value
AST FI Pyramis® Asset Allocation Portfolio	$3,212,406,677	$3,259,876,166
AST Franklin Templeton Founding Funds Allocation Portfolio	4,586,256,574	4,772,280,664

B18

Merged Portfolio	Total Investments Cost	Total Investment Value
AST Franklin Templeton Founding Funds Plus Portfolio	$898,059,699	$890,355,691
AST Schroders Multi Asset World Strategies Portfolio	3,191,443,940	3,190,000,354

The purpose of the transactions was to combine two portfolios for each merger with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on October 16, 2015:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST FI Pyramis® Asset Allocation Portfolio	242,492,306	T. Rowe Price Asset Allocation Portfolio	137,013,754	$3,262,312,494
AST Franklin Templeton Founding Funds Allocation Portfolio	354,758,191	Prudential Growth Allocation	366,206,101	4,808,292,797
AST Franklin Templeton Founding Funds Plus Portfolio	82,041,339	RCM World Trends	73,155,271	890,299,652
AST Schroders Multi Asset World Strategies Portfolio	203,505,691	Schroders Global Tactical	220,013,634	3,267,221,362
For financial reporting purposes, assets received and shares issued by the Acquiring Portfolios were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
AST FI Pyramis® Asset Allocation Portfolio	$3,262,312,494	$47,469,489	T. Rowe Price Asset Allocation Portfolio	$10,799,590,446
AST Franklin Templeton Founding Funds Allocation Portfolio	4,808,292,797	186,024,090	Prudential Growth Allocation	6,942,502,140
AST Franklin Templeton Founding Funds Plus Portfolio	890,299,652	(7,704,008)	RCM World Trends	4,475,667,167
AST Schroders Multi Asset World Strategies Portfolio	3,267,221,362	(1,443,586)	Schroders Global Tactical	4,529,336,374

Assuming the acquisitions had been completed on January 1, 2015, the Acquiring Portfolios results of operations for the year ended December 31, 2015 were as follows:

Acquiring Portfolio	Net investment income(a)	Net realized and unrealized gain (loss) on investments(b)	Net increase (decrease) in net assets resulting from operations
T. Rowe Price Asset Allocation Portfolio	$206,939,242	$(202,657,120)	$4,282,122
Prudential Growth Allocation	189,239,446	(464,732,593)	(275,493,147)
RCM World Trends	55,268,409	(110,394,270)	(55,125,861)
Schroders Global Tactical	73,213,651	(209,968,048)	(136,754,397)

(a)	Net investment income as reported in the Statement of Operations (Year ended December 31, 2015) of the Acquiring Portfolios, plus net investment income (loss) from the Merged Portfolios pre-merger as follows: AST FI Pyramis® Asset Allocation Portfolio $28,027,655, AST Franklin Founding Funds Allocation Portfolio $91,053,533, AST Franklin Founding Funds Plus Portfolio $(272,399), and AST Schroders Multi Asset World Strategies Portfolio $30,654,323.

B19

(b)	Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (Year ended December 31, 2015) of the Acquiring Portfolios, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: AST FI Pyramis® Asset Allocation Portfolio $1,023,594, AST Franklin Founding Funds Allocation Portfolio $(256,321,490), AST Franklin Founding Funds Plus Portfolio $(36,778,186), and AST Schroders Multi Asset World Strategies Portfolio $(84,175,582).

Because both the Merged Portfolios and the Acquiring Portfolios sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since October 16, 2015.

At a meeting held on November 17, 2016, the Board of Trustees of the Trust approved plans of reorganization whereby the Target Portfolios would be acquired by the respective Acquiring Portfolios of the Advanced Series Trust, in the table below.

Target Portfolios	Acquiring Portfolios
Defensive Asset Allocation	Preservation Asset Allocation
Schroders Global Tactical	Prudential Growth Allocation

A special meeting of shareholders of each Target Portfolio was held on February 16, 2017 where shareholders of each Target Portfolio approved the respective plan of reorganization. It is expected that each reorganization will be completed on or about April 28, 2017.

11.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

B20

Financial Highlights

	AST Advanced Strategies Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.05		$14.94	$14.08	$12.08	$10.84

Income (Loss) From Investment Operations:
Net investment income (loss)	.26		.19	.18	.14	.18
Net realized and unrealized gain (loss) on investments	.81		(.08)	.68	1.86	1.28

Total from investment operations	1.07		.11	.86	2.00	1.46

Less Distributions:	—		—	—	—	(.22)

Capital Contributions(d) (Note 4)	.01		—	—	—	—

Net Asset Value, end of year	$16.13		$15.05	$14.94	$14.08	$12.08

Total Return(a)	7.18	%(e)	.74%	6.11%	16.56%	13.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,475.4		$8,472.7	$8,895.8	$8,426.2	$6,350.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.88%		.88%	.89%	.90%	.93%
Expenses Before Waivers and/or Expense Reimbursement	.91%		.92%	.92%	.93%	.98%
Net investment income (loss)	1.68%		1.28%	1.25%	1.10%	1.54%
Portfolio turnover rate	207%		138%	140%	148%	172%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.11%.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2016(c)	2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.77	$14.70	$13.80	$11.73	$10.91

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.02)	(.02)	(.02)	.11
Net realized and unrealized gain on investments	.95	.09	.92	2.09	1.21

Total from investment operations	.93	.07	.90	2.07	1.32

Less Distributions:	—	—	—	—	(.50)

Net Asset Value, end of year	$15.70	$14.77	$14.70	$13.80	$11.73

Total Return(a)	6.30%	.48%	6.52%	17.65%	12.48%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10,593.7	$10,497.4	$11,009.6	$10,590.7	$8,712.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.15%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.16%
Net investment income (loss)	(.10)%	(.14)%	(.14)%	(.15)%	1.06%
Portfolio turnover rate	18%	25%	16%	47%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST BlackRock Global Strategies Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.64		$12.00	$11.45	$10.32	$9.27

Income (Loss) From Investment Operations:
Net investment income (loss)	.17		.13	.12	.09	.10
Net realized and unrealized gain (loss) on investments	.64		(.49)	.43	1.04	1.00

Total from investment operations	.81		(.36)	.55	1.13	1.10

Less Distributions:	—		—	—	—	(.05)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$12.45		$11.64	$12.00	$11.45	$10.32

Total Return(a)	6.96	%(f)	(3.00)%	4.80%	10.95%	11.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,277.0		$2,221.5	$2,325.9	$2,207.7	$1,772.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12	%(g)	1.10%	1.11%	1.10%	1.10%
Expenses Before Waivers and/or Expense Reimbursement	1.12	%(g)	1.10%	1.11%	1.11%	1.13%
Net investment income (loss)	1.42%		1.05%	1.01%	.98%	1.26%
Portfolio turnover rate	280%		253%	266%	380%	550%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The expense ratio includes interest expense on short sales of 0.01% for the year ended December 31, 2016.

	AST BlackRock/Loomis Sayles Bond Portfolio
	Year Ended December 31,
	2016		2015		2014	2013	2012
Per Share Operating Performance:(c)
Net Asset Value, beginning of year	$12.54		$12.81		$12.29	$12.52	$11.91

Income (Loss) From Investment Operations:
Net investment income (loss)	.31		.31		.22	.18	.25
Net realized and unrealized gain (loss) on investments	.22		(.58)		.30	(.41)	.84

Total from investment operations	.53		(.27)		.52	(.23)	1.09

Less Distributions:	—		—		—	—	(.48)

Net Asset Value, end of year	$13.07		$12.54		$12.81	$12.29	$12.52

Total Return(a)	4.23%		(2.11)%		4.23%	(1.84)%	9.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,635.4		$3,773.4		$4,050.1	$7,045.8	$8,159.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.73	%(d)	.71	%(d)	.73%	.72%	.73	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.77	%(d)	.75	%(d)	.73%	.73%	.77	%(e)
Net investment income (loss)	2.34%		2.41%		1.75%	1.46%	2.06%
Portfolio turnover rate	349%		570%		280%	348%	482%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense on short sales and reverse repurchase agreements of 0.03% and 0.01% for the years ended December 31, 2016 and 2015 respectively.

(e)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST BlackRock Low Duration Bond Portfolio
	Year Ended December 31,
	2016(c)	2015(c)	2014(c)	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.39	$10.34	$10.35	$10.58	$10.55

Income (Loss) From Investment Operations:
Net investment income (loss)	.13	.09	.15	.13	.10
Net realized and unrealized gain (loss) on investments	.04	(.04)	(.16)	(.36)	.38

Total from investment operations	.17	.05	(.01)	(.23)	.48

Less Distributions:	—	—	—	—	(.45)

Net Asset Value, end of year	$10.56	$10.39	$10.34	$10.35	$10.58

Total Return(a)	1.64%	.48%	(.10)%	(2.17)%	4.60%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$643.5	$863.1	$918.7	$1,052.5	$1,178.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.71%	.74%	.77%	.76%	.76%
Expenses Before Waivers and/or Expense Reimbursement	.77%	.77%	.77%	.76%	.78%
Net investment income (loss)	1.22%	.87%	1.48%	1.09%	.95%
Portfolio turnover rate	355%	389%	278%	85%	297%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST FI Pyramis® Quantitative Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23		$12.11	$11.74	$10.23	$9.46

Income (Loss) From Investment Operations
Net investment income (loss)	.17		.16	.20	.18	.22
Net realized and unrealized gain (loss) on investments	.35		(.04)	.17	1.33	.77

Total from investment operations	.52		.12	.37	1.51	.99

Less Distributions:	—		—	—	—	(.22)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$12.75		$12.23	$12.11	$11.74	$10.23

Total Return(a)	4.25	%(f)	.99%	3.15%	14.76%	10.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,791.5		$4,819.7	$4,929.2	$5,030.0	$4,112.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.87%		.80%	.82%	.89%	.93%
Expenses Before Waivers and/or Expense Reimbursement	.94%		.94%	.94%	.93%	.97%
Net investment income (loss)	1.34%		1.31%	1.45%	1.79%	2.23%
Portfolio turnover rate	174%		125%	241%	69%	94%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2016(c)	2015(c)	2014	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.94	$13.92	$13.16	$12.05	$11.76

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.02)	(.01)	(.02)	.17
Net realized and unrealized gain on investments	.78	.04	.77	1.13	1.00

Total from investment operations	.76	.02	.76	1.11	1.17

Less Distributions:	—	—	—	—	(.88)

Net Asset Value, end of year	$14.70	$13.94	$13.92	$13.16	$12.05

Total Return(a)	5.45%	.14%	5.78%	9.21%	10.38%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,601.5	$6,781.4	$7,488.2	$7,669.2	$7,677.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.15%
Expenses Before Waivers and/or Expense Reimbursement	.16%	.16%	.16%	.16%	.16%
Net investment income (loss)	(.11)%	(.14)%	(.15)%	(.15)%	1.40%
Portfolio turnover rate	17%	29%	19%	30%	26%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.98		$13.06	$11.96	$10.22	$9.20

Income (Loss) From Investment Operations:
Net investment income (loss)	.19		.16	.15	.13	.16
Net realized and unrealized gain (loss) on investments	1.12		(.24)	.95	1.61	1.02

Total from investment operations	1.31		(.08)	1.10	1.74	1.18

Less Distributions:	—		—	—	—	(.16)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$14.29		$12.98	$13.06	$11.96	$10.22

Total Return(a)	10.09	%(f)	(.61)%	9.20%	17.03%	12.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,314.4		$10,796.4	$7,157.2	$6,379.5	$5,048.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.90%		.92%	.92%	.92%	.93%
Expenses Before Waivers and/or Expense Reimbursement	.91%		.92%	.93%	.94%	.97%
Net investment income (loss)	1.41%		1.21%	1.28%	1.28%	1.86%
Portfolio turnover rate	143%		211%	153%	288%	98%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST RCM World Trends Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.05		$12.07	$11.49	$10.21	$9.60

Income (Loss) From Investment Operations:
Net investment income (loss)	.16		.14	.14	.07	.05
Net realized and unrealized gain (loss) on investments	.41		(.16)	.44	1.21	.91

Total from investment operations	.57		(.02)	.58	1.28	.96

Less Distributions:	—		—	—	—	(.35)

Capital Contributions(d) (Note 4)	.01		—	—	—	—

Net Asset Value, end of year	$12.63		$12.05	$12.07	$11.49	$10.21

Total Return(a)	4.81	%(e)	(.17)%	5.05%	12.54%	10.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,074.9		$5,229.6	$4,655.1	$4,457.3	$3,616.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%		1.03%	1.00%	.74%	.21%
Expenses Before Waivers and/or Expense Reimbursement	1.03%		1.03%	1.04%	.82%	.30%
Net investment income (loss)	1.30%		1.15%	1.20%	.73%	.73%
Portfolio turnover rate	41%		51%	34%	153%	96%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.73%.

	AST Schroders Global Tactical Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.68		$14.81	$14.00	$11.85	$10.34

Income (Loss) From Investment Operations:
Net investment income (loss)	.16		.12	.26	.21	.11
Net realized and unrealized gain (loss) on investments	.82		(.25)	.55	1.94	1.52

Total from investment operations	.98		(.13)	.81	2.15	1.63

Less Distributions:	—		—	—	—	(.12)

Capital Contributions(d) (Note 4)	.01		—	—	—	—

Net Asset Value, end of year	$15.67		$14.68	$14.81	$14.00	$11.85

Total Return(a)	6.74	%(e)	(.88)%	5.79%	18.14%	15.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,275.1		$7,528.7	$4,594.6	$4,329.7	$3,011.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%		1.04%	1.04%	1.05%	.81%
Expenses Before Waivers and/or Expense Reimbursement	1.02%		1.04%	1.04%	1.06%	.86%
Net investment income (loss)	1.06%		.80%	1.81%	1.63%	.93%
Portfolio turnover rate	84%		83%	99%	165%	361%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 6.67%.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.60		$23.59	$22.28	$19.07	$17.21

Income (Loss) From Investment Operations:
Net investment income (loss)	.41		.36	.36	.33	.33
Net realized and unrealized gain (loss) on investments	1.36		(.35)	.95	2.88	1.95

Total from investment operations	1.77		.01	1.31	3.21	2.28

Less Distributions:	—		—	—	—	(.42)

Capital Contributions(d) (Note 4)	.01		—	—	—	—

Net Asset Value, end of year	$25.38		$23.60	$23.59	$22.28	$19.07

Total Return(a)	7.54	%(e)	.04%	5.88%	16.83%	13.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14,207.5		$13,822.8	$11,096.7	$10,345.8	$7,603.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.87%		.88%	.87%	.89%	.93%
Expenses Before Waivers and/or Expense Reimbursement	.89%		.90%	.91%	.92%	.97%
Net investment income (loss)	1.68%		1.52%	1.61%	1.58%	1.77%
Portfolio turnover rate	95%		94%	66%	54%	51%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.50%.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST BlackRock/Loomis Sayles Bond Portfolio, AST BlackRock Low Duration Bond Portfolio, AST FI Pyramis Quantitative Portfolio, AST Preservation Asset Allocation Portfolio, AST Prudential Growth Allocation Portfolio, AST RCM World Trends Portfolio, AST Schroders Global Tactical Portfolio, and AST T. Rowe Price Asset Allocation Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including their respective schedules of investments, as of December 31, 2016, and the respective related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for AST BlackRock/Loomis Sayles Bond Portfolio, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

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Advanced Series Trust

ANNUAL REPORT	December 31, 2016

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AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Defensive Asset Allocation Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST New Discovery Asset Allocation Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST AQR Large-Cap Portfolio	A74
	AST Capital Growth Asset Allocation Portfolio	A81
	AST ClearBridge Dividend Growth Portfolio	A85
	AST Defensive Asset Allocation Portfolio	A90
	AST Goldman Sachs Multi-Asset Portfolio	A94
	AST J.P. Morgan Global Thematic Portfolio	A170
	AST J.P. Morgan Strategic Opportunities Portfolio	A243
	AST Legg Mason Diversified Growth Portfolio	A321
	AST New Discovery Asset Allocation Portfolio	A334
	AST T. Rowe Price Growth Opportunities Portfolio	A352
	Glossary	A383

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	6.33%	5.75%	2.93%
Blended Index (Current)	5.45	5.45	3.56
Blended Index (Prior)	5.69	5.32	3.39
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Academic Strategies Asset Allocation Portfolio returned 6.33%.

The net assets of the Portfolio at December 31, 2016 were $5,438.3 million.

The Portfolio’s investment objective is to seek long-term capital appreciation. It is subadvised by AlphaSimplex Group, LLC, AQR Capital Management, LLC, CoreCommodity Management, LLC, First Quadrant, L.P., J.P. Morgan Investment Management, Inc., Jennison Associates LLC, Pacific Investment Management Company, LLC (PIMCO), Quantitative Management Associates LLC (QMA), and Western Asset Management Company/Western Asset Management Company, Limited.

What were market conditions during the reporting period?

It was a difficult environment for active managers. With speculation swirling around the timing and magnitude of Federal Reserve rate hikes, investors moved between buying and selling stocks with high dividends. In addition, the volatility surrounding both the UK vote on Brexit and the US election caused many active managers to underperform, as markets tended to move against the consensus expectations for these events.

What strategies or holdings affected the Portfolio’s performance?

Strategic asset allocation accounted for the Portfolio’s outperformance of both the current and prior Blended Index, while it underperformed the S&P 500 Index. An allocation to emerging markets equities helped results, as this segment outperformed developed markets, and an allocation to high yield bonds relative to core fixed income also had a positive impact.

Tactical (short-term) asset allocation decisions had a negative impact on the Portfolio’s performance because of underweights to commodities and emerging markets stocks. Segment managers in aggregate underperformed their targets. Eight of the nine large-cap growth and value subadvisers underperformed their respective style-specific indexes. However, one of the Portfolio’s large-cap core equity subadvisers partially offset the losses with a strategy focused on higher-quality companies that consistently grow their dividends, which were significantly rewarded in the first half of the year.

Did the Portfolio’s use of derivatives affect performance?

Several of the Portfolio’s subadvisers use derivatives. Sometimes they are used to maintain market exposure while providing liquidity to meet shareholder redemptions. They also are used to get in and out of positions quickly. Bond segments use derivatives such as interest rate swaps, futures, options, and swaptions to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy segments use derivatives to produce uncorrelated sources of market exposure. For example, currency forwards or futures contracts may be used to replicate the exposures of a group of hedge funds or to hedge another position. The Portfolio has an overlay segment to both provide liquidity and enhance performance. It brings the net asset allocation of the Portfolio to a desired posture after the various segment exposures are taken into account. Taken in isolation, any of these strategies may have added or detracted from Portfolio performance, but most of the Portfolio’s overall return was driven by the subadvisers’ stock and bond holdings.

Blended Indexes (Current% / Prior%) consists of Russell 3000 Index (20%/20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%/20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Bloomberg Barclays US Aggregate Bond Index (28%/25%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, Bloomberg Commodities Index (8%/10%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT IndexSM (9%/10%) an unmanaged index that measures US publicly traded real estate investment trusts, and Bank of America ML 3-Month US Treasury Bill Index (15%/15%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST AQR Large-Cap Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	10.70%	11.67%
S&P 500 Index	11.94	11.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST AQR Large-Cap Portfolio returned 10.70%.

The net assets of the Portfolio at December 31, 2016 were $2,949.6 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by AQR Capital Management, LLC.

What were market conditions during the reporting period?

Despite a volatile start, developed equity markets rallied in the second half of the year and ultimately ended the year higher. Equity markets broadly sold off over the month of January and into February as concerns mounted surrounding the continued decline of oil prices, slower growth in China, and the potential for a global recession. However, equity markets bounced off their lows after oil prices rallied and the Federal Reserve took a more dovish stance than expected at its March monetary policy meeting.

Volatility returned in June leading up to the UK’s European Union referendum and equity markets sold off sharply on June 24th following the surprising vote to leave the EU. Equity markets rebounded during the following weeks as market focus quickly turned to weighing the likely accommodative responses by central banks. US equities outperformed other developed markets over the year, boosted by continued strong US employment growth, the Federal Reserve’s gradual approach to monetary policy tightening, and the surprising result of the US presidential election. Donald Trump’s acceptance speech increased expectations for fiscal stimulus and decreased regulation aided the rally. The US equity market outperformed other developed markets for the year.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s underperformance was driven primarily by stock selection within sectors, as sector selection was a positive contributor. In particular, stock selection within energy and financials detracted from returns. Conversely, industry selection within health care contributed positively. From an investment theme perspective, momentum within industries and indirect momentum were the worst-performing themes. The momentum theme identifies stocks that have improved in price and with strengthening fundamentals. Conversely, the valuation across industries and investor sentiment themes were the best-performing themes. The valuation theme identifies stocks that are considered cheap relative to peers over a number of value indicators. The investor sentiment theme indicates the direction of “smart money” and includes various measures of short-selling activities from short interest and options markets.

Did the Portfolio’s use of derivatives affect performance?

Portfolio performance was captured through equities and equity index futures. The Portfolio utilizes equity index futures to gain beta exposure to the equity market, therefore derivatives did not have a material effect on excess returns during the period.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Capital Growth Asset Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	6.83%	9.90%	4.73%
Blended Index	8.60	10.46	5.81
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST Capital Growth Asset Allocation Portfolio returned 6.83%.

The net assets of the Portfolio at December 31, 2016 were $12,752.6 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Throughout the year, investors oscillated between buying and selling high-dividend-yielding stocks as speculation swirled around the timing and magnitude of Fed rate hikes. In addition, volatility surrounding the UK vote on Brexit and the US elections caused many managers to be whipsawed as markets tended to move against consensus expectations on each of these events.

What strategies or holdings affected the Portfolio’s performance?

For 2016, tactical allocations detracted from Portfolio relative performance. With a forecast of still sluggish economic growth, but no recession in 2016, in general the portfolio was positioned with small equity overweights, tilted toward the US, underweight bonds (but with off-benchmark positions in high yield, emerging markets debt, and short duration). Expectations were that as the headwinds of higher oil and the US dollar dissipated in early 2016, this would create a tailwind for the economy and earnings going forward. The results of the US election shifted perceptions to the upside on global growth, being led by the US with potential tax cuts and other fiscal stimulus measures. As economic indicators were already trending upward, prompting the Federal Reserve to raise rates, we further increased exposure to equities, cash, and off-benchmark positions in natural resources at the expense of bonds. The Portfolio was tilted toward value stocks relative to growth stocks as corporate earnings are growing again, and as growth becomes more abundant, we expect value stocks to continue to rebound. In addition, value stocks, with the top sectors of financials and energy, tend to outperform during periods of rising inflation, which we expect.

In general, subadviser selection detracted over the period. Large-cap core sleeves largely added value over the period while the more style-specific large-cap growth and large-cap value sleeves underperformed. Hotchkis & Wiley Large Cap Value segment was the exception, which benefited from a boost in financial stocks following the US election. Within international equity, sleeves in the value space were additive while growth style sleeves detracted. Performance in fixed income was largely positive.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. Russell 3000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST ClearBridge Dividend Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	14.89%	10.90%
S&P 500 Index	11.94	13.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST ClearBridge Dividend Growth Portfolio returned 14.89%.

The net assets of the Portfolio at December 31, 2016 were $1,491.7 million.

The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation. The Portfolio is subadvised by ClearBridge Investments, LLC.

What were market conditions during the reporting period?

For the first ten months of the year the overall market was pretty much on course for what was anticipated. The market notched modest gains reflecting lackluster overall GDP and earnings growth against the backdrop of continued very low interest rates. Dividend-paying stocks held in the Portfolio performed well against this backdrop.

The election of Donald Trump then caused a new belief system to set in: that large fiscal stimulus (government spending) and tax reform would ignite growth. At the same time, the yield on the 10-year US Treasury note, which had been the main prop for the markets, shot up. (Yields on fixed income securities move opposite to their prices.) Rising interest rates combined with the prospect of improving growth and reduced regulations caused investors to flock to the banking sector, leading to a dramatic increase in bank share prices after years of lackluster performance.

Clearly, the financial markets have bought into the scenario that corporate tax cuts and reform, together with fewer regulations and more federal spending, will lead to higher corporate earnings and much stronger growth. From skepticism and despair in January 2016, stock markets now reflect a great deal of optimism. Whether such optimism is warranted will play out over the next year.

ClearBridge continues to advocate holding and buying dividend growers. The past few years have been characterized by strong dividend increases — enough to bring back the percentage of profits paid out to pre-1990 levels. In the portfolio managers’ view, more normal increases are in store as they anticipate that dividend increases will track only earnings gains.

What strategies or holdings affected the Portfolio’s performance?

Relative to the S&P 500 Index, overall stock selection and sector allocation contributed to performance. Specifically, stock selection within the health care and consumer discretionary sectors drove relative results, offsetting weakness in financials and consumer staples. In terms of allocation, underweight positions in health care and financials, as well as an overweight in utilities, accounted for the largest positive effects. Meanwhile, an underweight in information technology detracted from the Portfolio’s relative returns.

The five leading individual contributors to Portfolio performance for the year were Spectra Energy, JPMorgan Chase, Time Warner, Waste Management, and Brookfield Infrastructure Partners stocks. The five bottom contributors were CVS Health, American Express (no longer held in the Portfolio), AstraZeneca (no longer held in the Portfolio), Anheuser-Busch InBev, and Kimberly-Clark.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST Defensive Asset Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	4.57%	2.01%
Blended Index	3.88	2.93
Bloomberg Barclays US Aggregate Bond Index	2.65	1.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Defensive Asset Allocation Portfolio returned 4.57%.

The net assets of the Portfolio at December 31, 2016 were $514.2 million.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level or risk tolerance. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Throughout the reporting period, investors moved between buying and selling high-dividend-yielding stocks, as speculation swirled around the timing and magnitude of Federal Reserve rate hikes. In addition, volatility surrounding the UK’s vote to leave the European Union (commonly known as Brexit) and the US elections caused the performance of many managers to fluctuate as markets tended to move against consensus expectations for these events.

What strategies or holdings affected the Portfolio’s performance?

Tactical allocations detracted from the Portfolio’s relative performance during the reporting period. Because of sluggish economic growth but no sign of a recession in 2016, the Portfolio was generally positioned with a small overweight in equities (tilted toward the US), an underweight in bonds (but with non-benchmark positions in high yield corporate bonds, emerging markets debt, and short-duration securities), and an overweight in cash. In QMA’s view, as the headwinds of higher oil prices and US dollar strength dissipated in early 2016, this would create a tailwind for the economy and corporate earnings. The results of the November US election shifted expectations for global growth to the upside, led by the US where there was potential for tax cuts and other fiscal stimulus measures under a Donald Trump-led administration. Given that economic indicators were trending upward, prompting the Fed to raise short-term interest rates in December, QMA increased the Portfolio’s exposure to equities, cash, and non-benchmark positions in the natural resources sector. At the same time, QMA reduced its exposure to bonds. By the end of the period, the Portfolio was tilted toward value stocks relative to growth stocks, as corporate earnings were growing again and because with more abundant growth, QMA expected value stocks to continue to appreciate. In addition, value stocks, especially in the financials and energy sectors, tend to outperform during periods of rising inflation, which QMA expects in 2017.

In general, subadviser selection detracted during the period. Large-cap core sleeves largely added value, while more style-specific large-cap growth and large-cap value sleeves underperformed. An exception was Hotchkis & Wiley Large Cap Value segments, which benefited from a rise in financial stocks following the US election. Within international equities, value sleeves contributed positively and growth sleeves detracted from results. Performance among fixed income sleeves was largely positive.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance, as both equity and fixed income markets produced better returns than cash during the reporting period.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures are used to provide this liquidity and are not designed to add value to the Portfolio.

Blended Index consists of Russell 3000 Index (12%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (85%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (3%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.25%	5.59%	3.67%
Blended Index	5.54	6.73	4.25
S&P 500 Index	11.94	14.65	6.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Goldman Sachs Multi-Asset Portfolio returned 5.25%.

The net assets of the Portfolio at December 31, 2016 were $2,585.9 million.

The investment objective of the Portfolio is to obtain a high level of total return consistent with its level of risk tolerance. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were market conditions during the reporting period?

Financial markets were dominated by global central bank action, commodity price movements, and geopolitical events. Global equity markets commenced with sharp losses, driven by a rebalancing in Chinese growth expectations and the outlook for further Federal Reserve rate hikes. But equity markets recovered as a result of low volatility and accommodative central bank actions.

The June British referendum surprised markets with a “leave” vote, and the British pound plunged to a 30-year low against the US dollar. Central banks globally continued their broadly supportive, but divergent, monetary policies.

In the US, the presidential election was a reflationary catalyst, sending Treasury yields, inflation, and the US dollar higher, and leading to a rally in developed market equities. The Fed raised rates on improving economic data and positive market indicators, and fixed income subsequently retraced earlier gains.

Emerging markets outperformed developed markets the majority of the year, but sharply reversed after the US election and interest rate hike on concerns of a protectionist regime and reduced liquidity.

What strategies or holdings affected the Portfolio’s performance?

Returns of both Portfolio components were positive, with global equities outperforming fixed income. The Portfolio maintained an overweight to equities and an underweight to fixed income, which contributed positively.

US large-cap equity drove returns in global developed equity. The Portfolio held meaningful out-of-benchmark exposures to emerging market equity and US small-cap equities, which also outperformed.

Within fixed income, the Portfolio held a strategic position in investment grade, which modestly contributed to returns. An allocation to bank loans was one of the largest contributors, as credit assets benefited from the strong rally in energy prices.

Tactical adjustments within equities at a region and country level detracted from returns, specifically long positions in the European and Japanese equity markets. This was partially offset by closing an underweight to emerging market equity. The Portfolio’s cycle-aware positioning, which seeks to modify the strategic asset allocation, detracted in the first part of the year, but rallied in the second half.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives to augment physical positions, hedge exposures, and manage cash flows. The derivatives are primarily equity futures, which replicate global developed equity and US large-cap and small-cap equity. The Portfolio uses currency forwards to match equity currency exposure to that of the benchmark. These derivatives did not meaningfully contribute or detract. The Portfolio also uses derivatives to express active short-term market views, which, as a whole, detracted. Equity index options in developed markets also detracted while currency forwards contributed.

Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and The MSCI World Index (GD) (50%) an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST J.P. Morgan Global Thematic Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	5.22%	7.90%	4.42%
Blended Index	6.36	8.05	4.16
S&P 500 Index	11.94	14.65	6.95

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST J.P. Morgan Global Thematic Portfolio returned 5.22%.

The net assets of the Portfolio at December 31, 2016 were $2,977.8 million.

The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc. and Security Capital Research & Management Incorporated.

What were market conditions during the reporting period?

The year 2016 involved two tales of investor sentiment. Slower US growth and collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors, resulting in broad risk-off sentiment throughout the first half of the year. On the other hand, many of these factors stabilized or improved in the second half of the year, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains. Large-cap stocks advanced, but were dramatically outperformed by small-cap stocks. Fixed income did not fare as well, given upward movement in interest rates as a result of higher expectations of growth and inflation.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its blended benchmark primarily due to negative contribution from security selection and tactical asset allocation decisions, while strategic allocation helped performance. A preference for US versus developed international equities contributed significantly to performance. More specifically, an overweight to US equities and relative preference for small-cap stocks, which became more pronounced in the third quarter, contributed significantly to returns. Within fixed income, a preference for credit relative to government bonds and an overweight to high yield was a significant contributor to Portfolio performance.

Security selection detracted for the year. However, the Corporate Credit and EAFE Plus strategies outperformed their respective benchmarks. The Corporate Credit strategy invests in corporate bonds structured across public or private placement, restricted securities or other unregistered securities and uses a disciplined approach to diversify investments across industries. The EAFE Plus is a large cap core international equity strategy seeking long-term capital growth by investing in a diversified portfolio of equity securities in foreign developed markets and, opportunistic, in emerging markets in which the issuers are considered to have strong earnings momentum. The most significant detractors for security selection included the Growth Advantage and Global Convertibles strategies. The Growth Advantage strategy invests in high quality growth companies with dominant and durable franchises, talented management team, and the capacity to achieve sustainable growth. The Global Convertibles strategy invests primarily in a diversified portfolio of convertible bonds throughout the world.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s use of derivatives (primarily futures) is to help enhance returns on tactical allocations, which is often a more efficient and cost effective way to achieve desired market/risk exposures, rather than trading a potentially large number of individual securities. Also, these derivatives help the Portfolio to manage cash flows. The Portfolio’s use of derivatives did not have a material effect on performance.

Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and the MSCI World Index (GD) (65%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.84%	6.09%	4.01%
Blended Index	5.10	6.06	4.67
S&P 500 Index	11.94	14.65	6.94

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2016, the AST J.P. Morgan Strategic Opportunities Portfolio returned 3.84%.

The net assets of the Portfolio at December 31, 2016 were $2,514.4 million.

The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation. The Portfolio is subadvised by J.P. Morgan Investment Management, Inc.

What were market conditions during the reporting period?

2016 was a year of two tales in terms of investor sentiment. Slower US growth, collapsing oil prices along with resurfaced growth concerns and sudden currency devaluation in China culminated with other factors, resulting in broad risk-off sentiment throughout the first half of the year. On the other hand, many of these factors stabilized or improved in the second half of the year, which led to a return to risk-on sentiment. As a result of this rotation, risk assets globally saw relatively healthy gains. Large-cap stocks advanced, but were dramatically outperformed by small-cap stocks. Fixed income did not fare as well given upward movement in interest rates as a result of higher expectations of growth and inflation.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed the benchmark due to negative contribution from security selection as well as strategic and tactical asset allocation decisions.

A preference for US versus developed international equities contributed significantly to performance. More specifically, the Portfolio’s overweight to US equities and relative preference for small-cap stocks, which became more pronounced in the third quarter, contributed positively to performance. Within fixed income, the Portfolio preference for credit relative to government bonds and an overweight to high yield were significant contributors to performance. Exposure to duration detracted from performance as sovereign yields rallied. The Portfolio also maintained an overweight to alternatives, emphasizing a more positive view on credit.

Security selection detracted. However, the Strategic Income Opportunities and Investment Grade Credit strategies outperformed their respective benchmarks. The most significant detractors for security selection included the Capital Preservation and Growth Advantage strategies.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s use of derivatives (primarily futures) is to help enhance returns on tactical allocations, which is often a more efficient and cost effective way to achieve desired market/risk exposures, rather than trading a potentially large number of individual securities. Also, these derivatives help the portfolio to manage cash flows. The Portfolio’s use of derivatives did not have a material effect on performance.

Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond lndex (50%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Legg Mason Diversified Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	8.92%	3.50%
Blended Index	7.56	3.18
S&P 500 Index	11.94	6.14

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/24/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Legg Mason Diversified Growth Portfolio returned 8.92%.

The net assets of the Portfolio at December 31, 2016 were $186.6 million.

The Investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index. The Portfolio is subadvised by Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, QS Investors, LLC, and Western Asset Management Company/Western Asset Management Company, Limited.

What were market conditions during the reporting period?

2016 was characterized by substantial political uncertainty that impacted asset prices across almost all financial markets. Mid-year, European equity markets and the British pound dropped sharply in the aftermath of the United Kingdom’s decision to leave the euro zone. Political volatility continued post-“Brexit,” as the latter half of 2016 was dominated by uncertainty surrounding the US presidential election. The election of Donald Trump came as a shock to many polls and market forecasts alike, leading to short bouts of explosive volatility that generally were quickly muted.

Despite the political volatility, the global economy continued to advance, largely carried by the continued growth in the US and China, and in spite of weaker economic performance in Japan and emerging economies including Russia and Brazil. Global equity markets performed strongly, with Japan being the only major region to not post a stock market gain. While the year started strongly for global fixed income, a rotation from bonds into equities in the latter half of the year led to bond market losses that had not been seen since the early 1980s. The year ended with the US Federal Reserve announcing its only rate hike of the year, while many other key central banks left key rates largely unchanged.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated positive returns as the market environment proved overall positive for equity and bond holdings. The Portfolio’s underlying strategies posted positive returns across all asset classes. The largest contributors to returns were the QS Investors US Small Cap Equity Income and the Western High Yield Bond strategies. No underlying sleeves detracted from Portfolio performance on an absolute basis.

From a relative return perspective, the QS Investors US Small Cap Equity Income and the Western High Yield Bond strategies were the most significance outperformers. Conversely, the Brandywine Dynamic Value and QS Investors Emerging Markets Equity Income strategies were the most significant detractors to relative returns.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio includes a liquidity sleeve, and S&P 500 futures are used to “equitize” the position. This sleeve is included in the equity portion of the Portfolio’s overall allocation and had a positive material impact on performance.

Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST New Discovery Asset Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	4.32%	6.55%
Blended Index	7.56	8.33
S&P 500 Index	11.94	13.02

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST New Discovery Asset Allocation Portfolio returned 4.32%.

The net assets of the Portfolio at December 31, 2016 were $748.2 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by Affinity Investment Advisors, LLC, Boston Advisors, LLC, C.S. McKee, LP, EARNEST Partners, LLC, Epoch Investment Partners, Inc., Longfellow Investment Management Co. LLC, Parametric Portfolio Associates LLC, and Thompson, Siegel & Walmsley LLC.

What were market conditions during the reporting period?

Large-cap active managers, in general, struggled throughout the first half of the period leading into the much anticipated “Brexit” vote in June. Post-vote saw a modest reversal that intensified late in the period after the surprise results of the US presidential election; however, the rebound in relative performance fell far short of recovering losses experienced early in the period. Value-oriented companies experienced a renaissance, outperforming the broader US market as investors turned their focus on those companies trading at attractive valuations. Investment style mattered as value stocks (as measured by the Russell 1000 Value index) outperformed growth stocks (as measured by the Russell 1000 Growth index) by over 10%.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its benchmark, the Blended Index (the “Index”), and it’s broader benchmark, the S&P 500 Index. The Portfolio’s relative underperformance was the result of subadviser-specific performance. The active (non-indexed) subadvisers posted mixed, although negative in aggregate, results for the period with US equity subadvisers struggling and fixed income subadvisers posting positive relative results. The Portfolio experienced some change during the year as Affinity Investment Advisors replaced Guggenheim/SGI on the large-cap value segment of the Portfolio during the first quarter of the year. Likewise, Boston Advisors replaced Vision Capital Management on the large-cap growth segment during the same period. During this period of transition, the Portfolio held an overweight position to Epoch’s large-cap core segment. This overweight detracted as Epoch Investment Partner’s relative performance struggled mightily in the first half of the year as its shareholder yield, value-oriented US equity focus was not rewarded. Specifically, holdings in the financials, health care and technology sectors hurt. Further, the large-cap value and large-cap growth segments both experienced relative underperformance for the year.

The Portfolio’s international segments are subadvised by Thompson, Siegel & Walmsley LLC (TS&W) and EARNEST Partners (EARNEST). EARNEST’s segment outperformed the MSCI EAFE benchmark by a significant margin offsetting some of the relative losses within the domestic equity portion of the Portfolio. Longfellow, subadviser alongside CS McKee within the fixed income segment of the Portfolio, posted positive relative gains via allocations to spread sectors.

Did the Portfolio’s use of derivatives affect performance?

The active subadvisers generally do not use derivatives in managing its assets, although a subadviser may occasionally use derivatives to keep uninvested cash flow from accumulating. Such use was minimal in 2016. Parametric’s liquidity segment uses derivatives to maintain market exposure while providing portfolio liquidity to meet shareholder redemptions. For the period, Parametric’s segment provided a modest positive impact to relative performance.

Blended Index consists of Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%) an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged capitalization-weighted measure of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.45%	4.71%
Blended Index	8.46	6.70
S&P 500 Index	11.94	10.45

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 2/10/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST T. Rowe Price Growth Opportunities Portfolio returned 5.45%.

The net assets of the Portfolio at December 31, 2016 were $838.4 million.

The Portfolio’s investment objective is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

What were market conditions during the reporting period?

US stocks rose in 2016, with various indexes reaching record highs in the final weeks of the year. Developed international equity markets edged higher in US dollar terms but significantly underperformed US shares, as returns to investors in the United States were hurt by a stronger dollar versus most major currencies. The year began on a sour note, as fears of a global economic slowdown, especially in China, and a collapse in oil prices weighed on world markets. In late June, equity markets throughout the world experienced a brief but intense sell-off as the United Kingdom unexpectedly voted in favor of leaving the European Union (“Brexit”), while yields on US Treasury bonds, which move opposite to their prices, fell to four-year lows. Stocks later resumed their upward trajectory amid expectations that central banks would provide additional stimulus. In the US, an unexpected presidential election victory by Donald Trump sparked a stock market rally in anticipation of a friendlier regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending. Conversely, domestic bond prices declined and yields on US Treasuries rose as the Federal Reserve raised the short-term federal funds rate in mid-December.

In this environment, multi-asset portfolios with high allocations to US large-cap equities, US small-cap equities, and diversifying sectors such as real assets equities, high yield bonds, and emerging markets bonds would have likely fared better than portfolios with meaningful exposure to international equities and US investment-grade bonds.

What strategies or holdings affected the Portfolio’s performance?

For the 12 months, the Portfolio underperformed both its blended and broad benchmarks. Security selection within US equities — particularly US large-cap value, US large-cap growth, and US multi-cap growth portfolios — detracted as these portfolios underperformed their benchmarks. Stock selection within the international value and international small-cap equity portfolios also hurt relative returns. The international growth and US dividend growth equity portfolios outpaced their benchmarks and contributed to relative results.

The Portfolio’s tactical allocation weighed on relative performance for the year. Most notably, an overweight in international equities relative to US equities hurt results. The Portfolio has since reduced the overweight and, as of the reporting period’s close, was neutral. US stocks relative to international stocks as the prospects for improved earnings growth have moderated amid increased risks to global growth and political uncertainty.

US stocks relative to international stocks as the prospects for improved earnings growth have moderated amid increased risks to global growth and political uncertainty. The inclusion of diversifying sectors boosted relative returns. Exposure to international small-cap equities, which outperformed a blend of MSCI EAFE style indices, proved beneficial. However, the overall effect was partially offset by the inclusion of real estate investment trusts (REITs).

Did the Portfolio’s use of derivatives affect performance?

As of the close of the period, the Portfolio held currency forward contracts, interest rate futures, credit default swaps index instruments, index futures, and share purchase rights, generating a total gross exposure equal to approximately 11% of the Portfolio’s assets. These instruments were held at various points throughout the period. The estimated return impact from employing currency forwards was slightly positive, and moderately positive from futures. The Portfolio experienced a negligible return impact from share purchase rights and a slightly positive effect from swaps over the reporting period.

Blended Index consists of Russell 3000 Index (60%), a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market-value weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2016

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST High Yield Portfolio	5.8%
AST International Value Portfolio	5.7%
AST Global Real Estate Portfolio	5.5%
AST QMA US Equity Alpha Portfolio	3.7%
AST Cohen & Steers Realty Portfolio	3.5%

AST AQR Large-Cap
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	2.8%
Apple, Inc.	2.7%
PNC Financial Services Group, Inc. (The)	1.8%
Exxon Mobil Corp.	1.7%
UnitedHealth Group, Inc.	1.7%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST AQR Large-Cap Portfolio	11.3%
AST QMA Large-Cap Portfolio	11.3%
AST Prudential Core Bond Portfolio	5.1%
AST ClearBridge Dividend Growth Portfolio	5.0%
AST International Value Portfolio	4.9%

AST ClearBridge Dividend Growth
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	3.1%
JPMorgan Chase & Co.	2.9%
American Tower Corp.	2.5%
Home Depot, Inc. (The)	2.5%
Time Warner, Inc.	2.5%

AST Defensive Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	19.9%
AST Western Asset Core Plus Bond Portfolio	13.5%
AST Wellington Management Global Bond Portfolio	11.3%
AST AB Global Bond Portfolio	9.6%
AST Lord Abbett Core Fixed Income Portfolio	7.1%

AST Goldman Sachs Multi-Asset
Five Largest Holdings	(% of Net Assets	)
Government National Mortgage Assoc. 3.000%, 12/20/46	2.9%
Government National Mortgage Assoc. 4.000%, 03/20/46	1.1%
U.S. Treasury Notes 2.000%, 12/31/21	1.1%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 04/15/18	0.9%
U.S. Treasury Notes 1.625%, 06/30/20	0.9%

AST J.P. Morgan Global Thematic
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.500%, 01/31/17	1.2%
U.S. Treasury Bonds 6.750%, 08/15/26	0.8%
Alphabet, Inc. (Class C Stock)	0.8%
Microsoft Corp.	0.6%
Wells Fargo & Co.	0.5%

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.500%, 01/31/17	0.6%
Alphabet, Inc. (Class C Stock)	0.6%
UnitedHealth Group, Inc.	0.5%
Microsoft Corp.	0.5%
U.S. Treasury Notes 2.125%, 05/15/25	0.4%

AST Legg Mason Diversified Growth
Five Largest Holdings	(% of Net Assets	)
AST Western Asset Core Plus Bond Portfolio	12.6%
AST Western Asset Emerging Markets Debt Portfolio	2.5%
iShares MSCI ACWI ex US ETF	1.0%
Apple, Inc.	0.5%
UnitedHealth Group, Inc.	0.5%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.8%
Microsoft Corp.	1.5%
General Electric Co.	1.2%
Home Depot, Inc. (The)	0.9%
UnitedHealth Group, Inc.	0.9%

AST T. Rowe Price Growth Opportunities
Five Largest Holdings	(% of Net Assets	)
Microsoft Corp.	1.3%
Amazon.com, Inc.	1.3%
JPMorgan Chase & Co.	1.2%
Philip Morris International, Inc.	0.8%
Facebook, Inc. (Class A Stock)	0.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$1,026.80	1.46%	$7.44
	Hypothetical	$1,000.00	$1,017.80	1.46%	$7.41
AST AQR Large-Cap Portfolio	Actual	$1,000.00	$1,093.30	0.73%	$3.84
	Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71
AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$1,054.40	0.90%	$4.65
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$1,057.50	0.83%	$4.29
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
AST Defensive Asset Allocation Portfolio	Actual	$1,000.00	$1,000.90	0.92%	$4.63
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67
AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$1,023.50	0.98%	$4.98
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98
AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$1,032.60	1.07%	$5.47
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43
AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$1,014.90	1.10%	$5.57
	Hypothetical	$1,000.00	$1,019.61	1.10%	$5.58
AST Legg Mason Diversified Growth Portfolio	Actual	$1,000.00	$1,040.70	1.07%	$5.49
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43
AST New Discovery Asset Allocation Portfolio	Actual	$1,000.00	$1,048.10	0.99%	$5.10
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2016

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST T. Rowe Price Growth Opportunities Portfolio	Actual	$1,000.00	$1,044.80	1.05%	$5.40
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 81.4%
AFFILIATED MUTUAL FUNDS — 56.8%	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	12,751,295	$121,137,306
AST BlackRock Low Duration Bond Portfolio*	69,159	730,315
AST BlackRock/Loomis Sayles Bond Portfolio*	1,879,748	24,568,300
AST Boston Partners Large-Cap Value Portfolio*	1,366,517	27,029,704
AST ClearBridge Dividend Growth Portfolio*	2,276,249	33,893,346
AST Cohen & Steers Realty Portfolio*	17,602,786	191,694,343
AST Global Real Estate Portfolio*	26,590,243	300,469,747
AST Goldman Sachs Large-Cap Value Portfolio*	936,376	26,518,182
AST Goldman Sachs Mid-Cap Growth Portfolio*	12,749,568	94,601,798
AST Goldman Sachs Small-Cap Value Portfolio*	4,332,527	91,719,601
AST Goldman Sachs Strategic Income Portfolio*	917,127	8,850,279
AST Government Money Market Portfolio*	246,715	246,715
AST High Yield Portfolio*	33,412,257	313,072,853
AST Hotchkis & Wiley Large-Cap Value Portfolio*	1,480,119	36,943,760
AST International Growth Portfolio*	14,249,840	188,667,882
AST International Value Portfolio*	17,978,144	312,100,587
AST Jennison Large-Cap Growth Portfolio*	965,226	22,065,063
AST Loomis Sayles Large-Cap Growth Portfolio*	791,783	29,691,847
AST Lord Abbett Core Fixed Income Portfolio*	5,768,466	70,548,343
AST MFS Growth Portfolio*	1,273,670	23,104,365
AST MFS Large-Cap Value Portfolio*	3,046,216	52,181,685
AST Morgan Stanley Multi Asset Portfolio*	1,300,000	11,959,999
AST Neuberger Berman Long/Short Portfolio*	1,000,000	9,889,999
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	3,704,910	113,666,642
AST Parametric Emerging Markets Equity Portfolio*	12,733,654	101,869,235
AST Prudential Core Bond Portfolio*	6,852,935	79,768,168
AST QMA Emerging Markets Equity Portfolio*	8,343,889	71,840,882
AST QMA International Core Equity Portfolio*	11,758,302	120,522,598
AST QMA US Equity Alpha Portfolio*	8,084,990	202,043,895
AST Small-Cap Growth Opportunities Portfolio*	613,540	9,528,277
AST Small-Cap Growth Portfolio*	318,867	11,453,700
AST Small-Cap Value Portfolio*	4,036,023	107,681,102
AST T. Rowe Price Large-Cap Growth Portfolio*	716,332	18,001,421
AST T. Rowe Price Natural Resources Portfolio*	2,133,909	44,726,729
AST Value Equity Portfolio*	2,681,885	34,837,685
AST WEDGE Capital Mid-Cap Value Portfolio*	5,348,168	116,322,648

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST Wellington Management Real Total Return Portfolio*	1,400,000	$12,711,999
AST Western Asset Core Plus Bond Portfolio*	4,543,838	54,753,250

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,505,959,745)(w)		3,091,414,250

COMMON STOCKS — 8.1%
Aerospace & Defense — 0.1%
B/E Aerospace, Inc.	13,693	824,182
BWX Technologies, Inc.(u)	14,900	591,530
Curtiss-Wright Corp.	2,650	260,654
General Dynamics Corp.	1,540	265,896
Huntington Ingalls Industries, Inc.	4,500	828,855
Huntington Ingalls Industries, Inc.(u)	710	130,775
Spirit AeroSystems Holdings, Inc. (Class A Stock)(u)	12,800	746,880
Textron, Inc. (Class V Stock)(u)	4,140	201,038
United Technologies Corp.(u)	1,410	154,564

		4,004,374

Air Freight & Logistics — 0.1%
FedEx Corp.(u)	24,711	4,601,188

Airlines
Alaska Air Group, Inc.	3,080	273,288
Delta Air Lines, Inc.(u)	2,372	116,679
JetBlue Airways Corp.*(u)	800	17,936
United Continental Holdings, Inc.*(u)	14,530	1,058,946

		1,466,849

Auto Components — 0.1%
Adient PLC*	5,676	332,614
Calsonic Kansei Corp. (Japan)	4,679	71,717
Cooper Tire & Rubber Co.(u)	900	34,965
Cooper-Standard Holdings, Inc.*(u)	1,600	165,408
Dana, Inc.(u)	18,200	345,436
Delphi Automotive PLC	1,120	75,432
Drew Industries, Inc.(u)	300	32,325
Lear Corp.(u)	4,900	648,613
Tenneco, Inc.*(u)	5,200	324,844
Visteon Corp.(u)	3,900	313,326

		2,344,680

Automobiles
Ferrari NV (Italy)	992	57,675
Thor Industries, Inc.(u)	7,900	790,395

		848,070

Banks — 0.1%
Bank of America Corp.(u)	50,737	1,121,288
Cardinal Financial Corp.	7,479	245,236
Chemical Financial Corp.	122	6,609
Citigroup, Inc.(u)	8,730	518,824
Citizens Financial Group, Inc.(u)	10,700	381,241
East West Bancorp, Inc.	2,980	151,473
Financial Institutions, Inc.(u)	3,500	119,700
First Banks, Inc.*^(g)	211	59,470
First Interstate BancSystem, Inc. (Class A Stock)(u)	3,600	153,180
JPMorgan Chase & Co.(u)	9,400	811,126
KeyCorp(u)	33,620	614,237

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
PrivateBancorp, Inc.	13,232	$717,042
Suffolk Bancorp	4,123	176,547
SunTrust Banks, Inc.(u)	13,060	716,341
SVB Financial Group*	2,100	360,486
TCF Financial Corp.(u)	3,100	60,729
Yadkin Financial Corp.	11,214	384,192

		6,597,721

Beverages
Constellation Brands, Inc. (Class A Stock)(u)	2,200	337,282
Dr. Pepper Snapple Group, Inc.(u)	6,400	580,288
Molson Coors Brewing Co. (Class B Stock)(u)	3,800	369,778
PepsiCo, Inc.(u)	5,740	600,576

		1,887,924

Biotechnology — 0.1%
AbbVie, Inc.(u)	4,900	306,838
Acorda Therapeutics, Inc.*(u)	9,400	176,720
Actelion Ltd. (Switzerland)*	305	65,913
Alexion Pharmaceuticals, Inc.*(u)	533	65,213
AMAG Pharmaceuticals, Inc.*(u)	2,300	80,040
Amgen, Inc.(u)	3,700	540,977
Aptevo Therapeutics, Inc.*	26,434	64,499
Biogen, Inc.*(u)	3,180	901,784
BioMarin Pharmaceutical, Inc.*	570	47,219
Celgene Corp.*(u)	7,677	888,613
Emergent BioSolutions, Inc.*(u)	3,700	121,508
Genomic Health, Inc.*(u)	2,300	67,597
Gilead Sciences, Inc.(u)	5,200	372,372
Incyte Corp.*(u)	6,740	675,820
United Therapeutics Corp.*(u)	600	86,058
Vanda Pharmaceuticals, Inc.*(u)	7,000	111,650
Vertex Pharmaceuticals, Inc.*(u)	9,790	721,229

		5,294,050

Building Products
Allegion PLC(u)	1,240	79,360
American Woodmark Corp.*(u)	1,300	97,825
Armstrong Flooring, Inc.*	2,698	53,717
Continental Building Products, Inc.*(u)	4,800	110,880
Johnson Controls International PLC	17	700
Lennox International, Inc.	910	139,385
Masco Corp.(u)	15,020	474,932
Owens Corning(u)	10,900	562,004
Patrick Industries, Inc.*(u)	3,150	240,345
Universal Forest Products, Inc.(u)	1,600	163,488

		1,922,636

Capital Markets — 0.2%
American Capital Ltd.*	8,995	161,190
Ameriprise Financial, Inc.	570	63,236
Bank of New York Mellon Corp. (The)	8,460	400,835
Bats Global Markets, Inc.	13,498	452,318
Charles Schwab Corp. (The)(u)	9,487	374,452
Donnelley Financial Solutions, Inc.*	2,460	56,531
Gibraltar Growth Corp. (Canada) (Class A Stock)*(g)	126,000	924,366
Goldman Sachs Group, Inc. (The)(u)	1,500	359,175

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Intercontinental Exchange, Inc.	6,800	$383,656
INTL. FCStone, Inc.*(u)	2,200	87,120
Jensyn Acquisition Corp.*	26,000	264,550
M I Acquisitions, Inc., UTS*(g)	250,000	2,540,000
M III Acquisition Corp., UTS*	156,509	1,547,874
Morgan Stanley(u)	10,049	424,570
Morningstar, Inc.(u)	2,300	169,188
NorthStar Asset Management Group, Inc.	6,384	95,249
Pacific Special Acquisition Corp. (China)*	41,500	428,488
Penson Technologies LLC (Class B Stock), UTS(original cost $146,087; purchased 06/03/14)*^(f)(g)	1,248,607	56,250
Piper Jaffray Cos.*(u)	2,600	188,500
PJT Partners, Inc. (Class A Stock)	1,900	58,672
Raymond James Financial, Inc.(u)	7,900	547,233
Saban Capital Acquisition Corp., UTS*	16,000	165,920
State Street Corp.	1,080	83,938
Stellar Acquisition III, Inc. (Greece), UTS*	200,000	2,060,000
TPT Acquisition, Inc.*^(g)	2,050	—

		11,893,311

Chemicals — 0.2%
AdvanSix, Inc.*(u)	2,512	55,616
Agrium, Inc. (Canada)	4,948	497,521
Cabot Corp.(u)	9,200	464,968
Celanese Corp. (Class A Stock)(u)	8,800	692,912
Chemours Co. (The)(u)	30,244	668,090
Chemtura Corp.*	13,015	432,098
Dow Chemical Co. (The)	20,475	1,171,579
E.I. du Pont de Nemours & Co.	4,120	302,408
Eastman Chemical Co.(u)	10,310	775,415
FutureFuel Corp.(u)	3,300	45,870
GCP Applied Technologies, Inc.*(u)	6,946	185,806
Ingevity Corp.*	1,249	68,520
Koppers Holdings, Inc.*(u)	2,000	80,600
Linde AG (Germany)	168	27,558
LyondellBasell Industries NV (Class A Stock)(u)	6,600	566,148
Monsanto Co.	4,310	453,455
Mosaic Co. (The)	4,460	130,812
Olin Corp.	4,500	115,245
Trinseo SA(u)	7,500	444,750
Valspar Corp. (The)	2,323	240,686
Westlake Chemical Corp.(u)	12,610	706,034

		8,126,091

Commercial Services & Supplies — 0.1%
Brink’s Co. (The)(u)	3,800	156,750
Deluxe Corp.(u)	5,400	386,694
G&K Services, Inc. (Class A Stock)	4,671	450,518
Herman Miller, Inc.(u)	3,800	129,960
Knoll, Inc.(u)	3,800	106,134
LSC Communications, Inc.(u)	2,101	62,358
Steelcase, Inc. (Class A Stock)(u)	9,400	168,260
Waste Management, Inc.	78,749	5,584,092

		7,044,766

Communications Equipment — 0.1%
Arista Networks, Inc.*(u)	6,100	590,297

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
Brocade Communications Systems, Inc.(u)	88,914	$1,110,536
CommScope Holding Co., Inc.*(u)	13,900	517,080
F5 Networks, Inc.*(u)	4,700	680,184
Ixia*(u)	5,000	80,500
Juniper Networks, Inc.(u)	19,200	542,592
NETGEAR, Inc.*(u)	7,100	385,885
Plantronics, Inc.(u)	4,500	246,420
ShoreTel, Inc.*(u)	9,500	67,925

		4,221,419

Construction & Engineering — 0.3%
Argan, Inc.(u)	2,600	183,430
Comfort Systems USA, Inc.(u)	3,100	103,230
Eiffage SA (France)	93,676	6,524,697
EMCOR Group, Inc.(u)	8,300	587,308
Ferrovial SA (Spain)	194,377	3,466,578
KBR, Inc.(u)	32,500	542,425
Limbach Holdings, Inc.*	1	14
Vinci SA (France)	65,350	4,445,426

		15,853,108

Construction Materials
Headwaters, Inc.*(u)	25,686	604,135
Tecnoglass, Inc.(a)	7,327	89,756

		693,891

Consumer Finance
FirstCash, Inc.	1	47
Nelnet, Inc. (Class A Stock)(u)	14,400	730,800

		730,847

Containers & Packaging — 0.1%
AEP Industries, Inc.	5,544	643,658
Crown Holdings, Inc.*(u)	13,997	735,822
Greif, Inc. (Class A Stock)(u)	6,200	318,122
Owens-Illinois, Inc.*(u)	17,500	304,675
Packaging Corp. of America(u)	3,400	288,388
Sealed Air Corp.	2,740	124,232
WestRock Co.	5,810	294,974

		2,709,871

Distributors
LKQ Corp.*(u)	11,600	355,540
Pool Corp.(u)	800	83,472

		439,012

Diversified Consumer Services
Apollo Education Group, Inc.*	12,941	128,116
Education Management Corp.*	1,501,032	9,006
LifeLock, Inc.*	8,590	205,473

		342,595

Diversified Financial Services
ECN Capital Corp. (Canada)	28,660	70,441
Rescap Liquidating Trust, UTS*	20,432	206,363

		276,804

Diversified Telecommunication Services — 0.1%
AT&T, Inc.(u)	800	34,024
HKBN Ltd. (Hong Kong)	1,109,991	1,216,344
Infrastrutture Wireless Italiane SpA (Italy)	454,863	2,110,789

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Infrastrutture Wireless Italiane SpA (Italy), 144A(g)	251,747	$1,168,231
Inteliquent, Inc.	3,257	74,650
Level 3 Communications, Inc.*	5,046	284,393
Manitoba Telecom Services, Inc. (Canada)	7,271	205,569
SBA Communications Corp. (Class A Stock)*	2,170	224,074
Verizon Communications, Inc.(u)	11,600	619,208

		5,937,282

Electric Utilities — 0.9%
American Electric Power Co., Inc.(u)	81,821	5,151,450
Edison International(u)	83,959	6,044,208
Empire District Electric Co. (The)	7,008	238,903
Enel SpA (Italy)	690,224	3,034,028
Exelon Corp.(u)	230,066	8,165,042
FirstEnergy Corp.(u)	17,600	545,072
Fortis, Inc. (Canada)(u)	89,148	2,752,831
Hawaiian Electric Industries, Inc.(u)	4,000	132,280
NextEra Energy, Inc.(u)	66,968	7,999,997
PG&E Corp.	126,366	7,679,261
Pinnacle West Capital Corp.	3,150	245,795
Power Grid Corp. of India Ltd. (India)	1,007,925	2,719,540
PPL Corp.(u)	17,000	578,850
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	498,925	3,179,311
Westar Energy, Inc.(u)	8,099	456,379
Xcel Energy, Inc.(u)	6,805	276,964

		49,199,911

Electrical Equipment
Eaton Corp. PLC(u)	3,910	262,322
EnerSys(u)	2,300	179,630
Regal Beloit Corp.(u)	3,300	228,525
Rockwell Automation, Inc.	1,590	213,696

		884,173

Electronic Equipment, Instruments & Components — 0.1%
Anixter International, Inc.*(u)	4,000	324,200
Arrow Electronics, Inc.*(u)	7,600	541,880
CDW Corp.(u)	10,300	536,527
Gerber Scientific Escrow Shares*^(g)(u)	101,412	—
Insight Enterprises, Inc.*(u)	2,500	101,100
InvenSense, Inc.*	10,673	136,508
Itron, Inc.*(u)	4,600	289,110
Jabil Circuit, Inc.(u)	2,300	54,441
Sanmina Corp.*(u)	4,600	168,590
ScanSource, Inc.*(u)	1,800	72,630
SYNNEX Corp.(u)	2,900	350,958
TE Connectivity Ltd.(u)	4,820	333,930
Vishay Intertechnology, Inc.(u)	2,900	46,980

		2,956,854

Energy Equipment & Services — 0.1%
Atwood Oceanics, Inc.(u)	8,900	116,857
Diamond Offshore Drilling, Inc.*(u)	4,300	76,110
Ensco PLC (Class A Stock)(u)	67,300	654,156
FMC Technologies, Inc.*	11,735	416,945
McDermott International, Inc.*(u)	30,000	221,700
Nabors Industries Ltd.(u)	26,700	437,880

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Schlumberger Ltd.	940	$78,913
Unit Corp.*(u)	6,800	182,716
Weatherford International PLC*(u)	47,400	236,526

		2,421,803

Equity Real Estate Investment Trusts (REITs) — 0.3%
American Assets Trust, Inc.(u)	4,400	189,552
American Campus Communities, Inc.(u)	3,300	164,241
American Tower Corp.	44,746	4,728,757
Apple Hospitality REIT, Inc.(u)	8,400	167,832
Ashford Hospitality Trust, Inc.(u)	9,900	76,824
AvalonBay Communities, Inc.(u)	1,950	345,443
Brixmor Property Group, Inc.(u)	16,700	407,814
Care Capital Properties, Inc.(u)	2,063	51,575
CBL & Associates Properties, Inc.(u)	4,700	54,050
Chatham Lodging Trust(u)	4,800	98,640
CoreCivic, Inc.(u)	7,100	173,666
Cousins Properties, Inc.	3,577	30,440
Crown Castle International Corp.	49,516	4,296,503
Equity One, Inc.	17,624	540,881
Forest City Realty Trust, Inc. (Class A Stock)(u)	16,900	352,196
Franklin Street Properties Corp.(u)	16,800	217,728
GEO Group, Inc. (The)(u)	16,300	585,659
Hospitality Properties Trust(u)	8,800	279,312
Kite Realty Group Trust(u)	1,400	32,872
Lexington Realty Trust(u)	17,400	187,920
Mid-America Apartment Communities, Inc.	6,505	636,970
NorthStar Realty Finance Corp.(u)	12,731	192,875
Outfront Media, Inc.(u)	5,600	139,272
Paramount Group, Inc.(u)	6,900	110,331
Parkway, Inc.*	2,787	62,011
Prologis, Inc.	4,790	252,864
Quality Care Properties, Inc.*	12,463	193,177
RLJ Lodging Trust(u)	600	14,694
Ryman Hospitality Properties, Inc.(u)	2,900	182,729
SL Green Realty Corp.(u)	1,695	182,297
Spirit Realty Capital, Inc.(u)	12,400	134,664
STORE Capital Corp.	2,880	71,165
VEREIT, Inc.(u)	33,200	280,872
Washington Prime Group, Inc.(u)	5,700	59,337
WP Carey, Inc.(u)	3,200	189,088

		15,684,251

Food & Staples Retailing — 0.1%
Costco Wholesale Corp.(u)	2,633	421,570
Ingles Markets, Inc. (Class A Stock)(u)	2,700	129,870
Kroger Co. (The)(u)	9,905	341,822
Rite Aid Corp.*	36,835	303,520
Walgreens Boots Alliance, Inc.	3,780	312,833
Wal-Mart Stores, Inc.(u)	7,700	532,224

		2,041,839

Food Products — 0.1%
Blue Buffalo Pet Products, Inc.*(u)	11,500	276,460
Bunge Ltd.(u)	10,400	751,296
Conagra Brands, Inc.(u)	10,300	407,365
Fresh Del Monte Produce, Inc.(u)	600	36,378
Ingredion, Inc.(u)	2,100	262,416

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Kraft Heinz Co. (The)	700	$61,124
Lamb Weston Holdings, Inc.*(u)	11,986	453,670
Mondelez International, Inc. (Class A Stock)(u)	11,375	504,254
Pilgrim’s Pride Corp.(u)	12,900	244,971
Post Holdings, Inc.*(u)	2,700	217,053
Sanderson Farms, Inc.(u)	6,400	603,136
Seaboard Corp.*(u)	30	118,560
Tyson Foods, Inc. (Class A Stock)(u)	10,000	616,800
WhiteWave Foods Co. (The)*	9,507	528,589

		5,082,072

Gas Utilities — 0.2%
Atmos Energy Corp.(u)	42,876	3,179,255
Infraestructura Energetica Nova SAB de CV (Mexico)(a)	951,093	4,143,036
Infraestructura Energetica Nova SAB de CV (Mexico), 144A(a)(g)	77,268	336,586
Italgas SpA (Italy)*	646,331	2,543,196
Southwest Gas Corp.(u)	1,400	107,268
UGI Corp.(u)	15,600	718,848

		11,028,189

Health Care Equipment & Supplies — 0.1%
ABIOMED, Inc.*(u)	3,000	338,040
Alere, Inc.*(u)	16,177	630,418
Align Technology, Inc.*(u)	3,100	298,003
Atrion Corp.(u)	300	152,160
Baxter International, Inc.(u)	8,400	372,456
Becton, Dickinson and Co.(u)	1,200	198,660
Boston Scientific Corp.*(u)	6,580	142,325
C.R. Bard, Inc.(u)	3,300	741,378
Cantel Medical Corp.(u)	1,000	78,750
Edwards Lifesciences Corp.*(u)	6,700	627,790
Hill-Rom Holdings, Inc.(u)	5,300	297,542
Hologic, Inc.*(u)	16,100	645,932
IDEXX Laboratories, Inc.*(u)	3,000	351,810
Masimo Corp.*(u)	3,700	249,380
Rotech Healthcare, Inc.(original cost $58,278; purchased 01/17/14)*^(f)(g)	5,517	14,188
St. Jude Medical, Inc.	10,338	829,004
Vascular Solutions, Inc.*	561	31,472
West Pharmaceutical Services, Inc.(u)	3,000	254,490

		6,253,798

Health Care Providers & Services — 0.1%
Aetna, Inc.(u)	5,505	682,675
Anthem, Inc.(u)	2,900	416,933
Envision Healthcare Corp.*	7,545	477,523
Express Scripts Holding Co.*(u)	8,000	550,320
Humana, Inc.	4,939	1,007,704
Magellan Health, Inc.*(u)	2,500	188,125
National HealthCare Corp.(u)	600	45,474
Quorum Health Corp.*	9,190	66,811
Team Health Holdings, Inc.*	11,507	499,979
UnitedHealth Group, Inc.(u)	5,560	889,822
Universal American Corp.*	7,360	73,232
WellCare Health Plans, Inc.*(u)	5,100	699,108

		5,597,706

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Technology
Cerner Corp.*(u)	9,400	$445,278
HMS Holdings Corp.*(u)	4,000	72,640
Veeva Systems, Inc. (Class A Stock)*(u)	10,800	439,560

		957,478

Hotels, Restaurants & Leisure — 0.1%
Biglari Holdings, Inc.*(u)	500	236,600
BJ’s Restaurants, Inc.*(u)	3,000	117,900
Bloomin’ Brands, Inc.(u)	12,600	227,178
Carnival Corp.(u)	3,900	203,034
Choice Hotels International, Inc.(u)	700	39,235
Darden Restaurants, Inc.(u)	4,400	319,968
Denny’s Corp.*(u)	12,900	165,507
DineEquity, Inc.(u)	2,500	192,500
Extended Stay America, Inc., UTS(u)	9,200	148,580
Fiesta Restaurant Group, Inc.*(u)	1,200	35,820
Hyatt Hotels Corp. (Class A Stock)*(u)	2,900	160,254
Isle of Capri Casinos, Inc.*	22,546	556,661
Jack in the Box, Inc.(u)	600	66,984
Marriott International, Inc. (Class A Stock)	1	83
Panera Bread Co. (Class A Stock)*(u)	1,600	328,144
Papa John’s International, Inc.(u)	2,700	231,066
Royal Caribbean Cruises Ltd.(u)	3,988	327,176
Ruth’s Hospitality Group, Inc.(u)	6,700	122,610
Starbucks Corp.(u)	12,940	718,429
Texas Roadhouse, Inc.(u)	8,200	395,568
Vail Resorts, Inc.	976	157,439
Wyndham Worldwide Corp.(u)	2,400	183,288
Yum China Holdings, Inc.*	9,175	239,651
Yum! Brands, Inc.	3,700	234,321

		5,407,996

Household Durables — 0.1%
D.R. Horton, Inc.(u)	26,689	729,410
Harman International Industries, Inc.	5,421	602,598
iRobot Corp.*(u)	2,000	116,900
La-Z-Boy, Inc.(u)	13,900	431,595
MDC Holdings, Inc.	4,847	124,374
NACCO Industries, Inc. (Class A Stock)(u)	1,500	135,825
NVR, Inc.*(u)	150	250,350
PulteGroup, Inc.(u)	3,727	68,502
Taylor Morrison Home Corp. (Class A Stock)*(u)	3,400	65,484
Toll Brothers, Inc.*	1,600	49,600
TRI Pointe Group, Inc.*(u)	13,000	149,240
WCI Communities, Inc.*	5,391	126,419

		2,850,297

Household Products
Clorox Co. (The)(u)	4,300	516,086
Colgate-Palmolive Co.(u)	3,500	229,040
Kimberly-Clark Corp.	390	44,507

		789,633

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.(u)	50,000	581,000
Atlantica Yield PLC (Spain)	131,265	2,539,978
Dynegy, Inc.	12,575	781,411
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	7,818,662	2,527,673

COMMON STOCKS (continued)	Shares	Value (Note 2)
Independent Power & Renewable Electricity Producers (continued)
NTPC Ltd. (India)	521,742	$1,264,309
Vivopower International PLC (United Kingdom)*	12,000	66,000

		7,760,371

Industrial Conglomerates
Carlisle Cos., Inc.(u)	4,700	518,363
Honeywell International, Inc. (Class A Stock)(u)	6,688	774,805

		1,293,168

Insurance — 0.1%
Alleghany Corp.*(u)	130	79,056
Allied World Assurance Co. Holdings AG	1,271	68,265
Allstate Corp. (The)(u)	8,200	607,784
American Financial Group, Inc.(u)	9,500	837,140
Arthur J Gallagher & Co.(u)	6,750	350,730
Assured Guaranty Ltd.(u)	14,700	555,219
Chubb Ltd.(u)	4,970	656,636
Delta Lloyd NV (Netherlands)	1,178	6,584
Endurance Specialty Holdings Ltd.	9,209	850,912
Fidelity & Guaranty Life(a)	13,693	324,524
Genworth Financial, Inc. (Class A Stock)*	23,447	89,333
Hartford Financial Services Group, Inc. (The)	11,060	527,009
HCI Group, Inc.(u)	1,200	47,376
Lincoln National Corp.	3,860	255,802
MetLife, Inc.(u)	14,175	763,891
Old Republic International Corp.(u)	20,800	395,200
Unum Group(u)	4,800	210,864
XL Group Ltd. (Ireland)(u)	10,700	398,682

		7,025,007

Internet & Direct Marketing Retail
Amazon.com, Inc.*(u)	690	517,410
FTD Cos., Inc.*(u)	3,120	74,381
HSN, Inc.(u)	2,700	92,610
Liberty Interactive Corp. QVC Group (Class A Stock)*(u)	17,700	353,646
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*(u)	5,500	82,775
Nutrisystem, Inc.(u)	3,700	128,205

		1,249,027

Internet Software & Services — 0.1%
Alphabet, Inc. (Class C Stock)*(u)	2,289	1,766,696
CoStar Group, Inc.*(u)	1,300	245,037
eBay, Inc.*(u)	14,000	415,660
Facebook, Inc. (Class A Stock)*(u)	8,614	991,041
Global Sources Ltd. (Hong Kong)*(u)	4,491	39,745
IAC/InterActiveCorp*(u)	3,000	194,370
Intralinks Holdings, Inc.*	1,119	15,129
RetailMeNot, Inc.*(u)	8,000	74,400
Yahoo!, Inc.*(u)	94,218	3,643,410

		7,385,488

IT Services — 0.1%
Accenture PLC (Class A Stock)(u)	2,831	331,595
Aspire Holdings Ltd.*^(g)	64,356	1
Booz Allen Hamilton Holding Corp.(u)	13,300	479,731

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
CACI International, Inc. (Class A Stock)*(u)	500	$62,150
Cardtronics PLC (Class A Stock)*(u)	3,400	185,538
Cognizant Technology Solutions Corp. (Class A Stock)*(u)	2,600	145,678
CoreLogic, Inc.*(u)	5,900	217,297
DST Systems, Inc.(u)	4,800	514,320
Euronet Worldwide, Inc.*(u)	1,900	137,617
Fidelity National Information Services, Inc.(u)	6,002	453,991
First Data Corp. (Class A Stock)*(u)	59,271	841,055
Fiserv, Inc.*(u)	1,000	106,280
Jack Henry & Associates, Inc.	1,190	105,648
Leidos Holdings, Inc.(u)	9,200	470,488
NeuStar, Inc. (Class A Stock)*	3,044	101,670
Science Applications International Corp.(u)	2,600	220,480
Syntel, Inc.(u)	2,000	39,580
Total System Services, Inc.(u)	6,800	333,404
Travelport Worldwide Ltd.(u)	9,000	126,900
Vantiv, Inc. (Class A Stock)*	1,590	94,796
WEX, Inc.*(u)	4,740	528,984

		5,497,203

Leisure Products
Brunswick Corp.(u)	1,700	92,718
Smith & Wesson Holding Corp.*(u)	16,600	349,928
Sturm Ruger & Co., Inc.(u)	1,500	79,050

		521,696

Life Sciences Tools & Services
Bruker Corp.(u)	11,100	235,098
Charles River Laboratories International, Inc.*(u)	6,900	525,711
PRA Health Sciences, Inc.*(u)	5,200	286,624
Quintiles IMS Holdings, Inc.*	1,726	131,263
VWR Corp.*(u)	6,500	162,695

		1,341,391

Machinery — 0.1%
CLARCOR, Inc.	1,728	142,508
Colfax Corp.*(u)	4,800	172,464
Crane Co.(u)	1,600	115,392
Fortive Corp.	1,002	53,737
Global Brass & Copper Holdings, Inc.(u)	2,000	68,600
Hillenbrand, Inc.(u)	1,900	72,865
Hyster-Yale Materials Handling, Inc.(u)	2,200	140,294
Ingersoll-Rand PLC(u)	11,380	853,955
Joy Global, Inc.	13,087	366,436
KUKA AG (Germany)*	980	118,458
Manitowoc Co., Inc. (The)	10,781	64,470
Manitowoc Foodservice, Inc.*	3,319	64,156
Meritor, Inc.*(u)	3,600	44,712
Snap-on, Inc.	1,190	203,811
SPX Corp.*	6,204	147,159
Stanley Black & Decker, Inc.(u)	9,260	1,062,029
Toro Co. (The)(u)	4,200	234,990
Wabash National Corp.*(u)	15,300	242,046

		4,168,082

Marine
Matson, Inc.(u)	3,500	123,865

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media — 0.1%
AMC Entertainment Holdings, Inc. (Class A Stock)(a)	1,764	$59,359
Charter Communications, Inc. (Class A Stock)*(u)	841	242,141
Cinemark Holdings, Inc.(u)	13,600	521,696
Comcast Corp. (Class A Stock)	6,490	448,135
DISH Network Corp. (Class A Stock)*(u)	3,672	212,720
Friendfinder Networks, Inc. (original cost $54,485; purchased 05/01/14)*^(f)(g)	641	7,940
MSG Networks, Inc. (Class A Stock)*	2,648	56,932
News Corp. (Class A Stock)	4,555	52,200
Sirius XM Holdings, Inc.(u)	72,580	322,981
TEGNA, Inc.(u)	15,600	333,684
Time Warner, Inc.(u)	7,803	753,224
Twenty-First Century Fox, Inc. (Class B Stock)(u)	18,907	515,216
Walt Disney Co. (The)	7,150	745,173

		4,271,401

Metals & Mining — 0.1%
Alcoa Corp.	11,701	328,564
Jaguar Mining, Inc. (Canada)*	25,812	11,150
Jaguar Mining, Inc. (Canada)(original cost $97,534; purchased 04/23/14- 08/14/14)*^(f)(g)	142,136	29,645
Kirkland Lake Gold Ltd. (Canada)*	10,751	56,211
Newmont Mining Corp.(u)	16,400	558,748
Nucor Corp.(u)	8,500	505,920
Reliance Steel & Aluminum Co.(u)	2,400	190,896
Southern Arc Minerals, Inc. (Canada)*(g)	2,450	757
Steel Dynamics, Inc.(u)	22,000	782,760
Stillwater Mining Co.*	24,440	393,728
Tahoe Resources, Inc.(u)	6,300	59,346
Worthington Industries, Inc.(u)	11,000	521,840

		3,439,565

Mortgage Real Estate Investment Trusts (REITs)
AG Mortgage Investment Trust, Inc.(u)	5,300	90,683
Annaly Capital Management, Inc.(u)	50,900	507,473
Chimera Investment Corp.(u)	12,360	210,367
Invesco Mortgage Capital, Inc.(u)	31,200	455,520
Two Harbors Investment Corp.(u)	4,600	40,112

		1,304,155

Multiline Retail
Dillard’s, Inc. (Class A Stock)(u)	700	43,883
Dollar General Corp.	2,870	212,581
Dollar Tree, Inc.*(u)	1,900	146,642
Macy’s, Inc.(u)	17,500	626,675

		1,029,781

Multi-Utilities — 0.1%
Ameren Corp.	9,300	487,878
CMS Energy Corp.	6,418	267,117
DTE Energy Co.(u)	5,400	531,954
MDU Resources Group, Inc.(u)	11,100	319,347
NiSource, Inc.	2,370	52,472
Public Service Enterprise Group, Inc.(u)	13,400	587,992
Sempra Energy	24,905	2,506,439

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
WEC Energy Group, Inc.	1,850	$108,503

		4,861,702

Oil, Gas & Consumable Fuels — 1.6%
Anadarko Petroleum Corp.	4,060	283,104
Cabot Oil & Gas Corp.	2,570	60,035
Cheniere Energy Partners LP Holdings LLC	165,169	3,694,831
Cheniere Energy, Inc.*	97,354	4,033,376
Concho Resources, Inc.*(u)	2,250	298,350
CONSOL Energy, Inc.(u)	27,900	508,617
Diamondback Energy, Inc.*(u)	6,170	623,540
Enbridge, Inc. (Canada) (NYSE)	80,864	3,405,992
Enbridge, Inc. (Canada) (TSX)	85,322	3,590,432
Energen Corp.*(u)	9,800	565,166
Energy Transfer Partners LP	189,903	6,800,426
EnLink Midstream LLC(a)	142,188	2,708,681
EOG Resources, Inc.(u)	4,470	451,917
Green Plains, Inc.(u)	2,000	55,700
InterOil Corp. (Singapore)*	464	22,077
Kinder Morgan, Inc.	258,170	5,346,701
Magnum Hunter Resources Corp.*(g)	19,101	210,111
Newfield Exploration Co.*(u)	11,800	477,900
Noble Energy, Inc.(u)	8,000	304,480
Noble Midstream Partners LP, UTS*(a)	81,018	2,916,648
ONEOK Partners LP	89,352	3,843,030
Pacific Exploration and Production Corp. (Colombia)*	12,594	512,513
PBF Energy, Inc. (Class A Stock)(u)	15,500	432,140
Pembina Pipeline Corp. (Canada)	167,803	5,255,591
Phillips 66(u)	2,100	181,461
Pioneer Natural Resources Co.(u)	4,630	833,724
Plains All American Pipeline LP	269,490	8,701,832
QEP Resources, Inc.*(u)	22,700	417,907
Quicksilver Resources, Inc. (original cost $0; purchased 10/28/16)(f)(g)	1,572	17,993
Rice Energy, Inc.*(u)	23,700	505,995
SemGroup Corp. (Class A Stock)	109,089	4,554,466
SM Energy Co.(u)	20,000	689,600
Southwestern Energy Co.*(u)	52,640	569,565
Spectra Energy Corp.	17,748	729,265
Targa Resources Corp.(a)	104,244	5,844,961
Tesoro Corp.(u)	7,400	647,130
TransCanada Corp. (Canada) (XNYS)(a)	69,117	3,120,633
TransCanada Corp. (Canada) (XTSE)(a)	130,011	5,862,187
Western Refining, Inc.	13,408	507,493
Williams Cos., Inc. (The)	247,575	7,709,486
World Fuel Services Corp.(u)	6,400	293,824
WPX Energy, Inc.*(u)	24,100	351,137

		87,940,017

Paper & Forest Products
Clearwater Paper Corp.*(u)	1,600	104,880
KapStone Paper and Packaging Corp.(u)	8,800	194,040
P.H. Glatfelter Co.(u)	2,400	57,336

		356,256

Personal Products
Avon Products, Inc.*(u)	46,700	235,368
Herbalife Ltd.*(a)	1,503	72,354

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products (continued)
USANA Health Sciences, Inc.*(u)	800	$48,960

		356,682

Pharmaceuticals — 0.1%
Allergan PLC*(u)	670	140,707
Bristol-Myers Squibb Co.(u)	4,014	234,578
Eli Lilly & Co.(u)	2,480	182,404
Jazz Pharmaceuticals PLC*(u)	4,400	479,732
Mallinckrodt PLC*(u)	9,800	488,236
Pfizer, Inc.	4,774	155,060
Sucampo Pharmaceuticals, Inc. (Class A Stock)*(u)	5,200	70,460
Supernus Pharmaceuticals, Inc.*(u)	1,700	42,925
Zoetis, Inc.(u)	5,700	305,121

		2,099,223

Professional Services
ICF International, Inc.*(u)	1,200	66,240
Insperity, Inc.(u)	3,400	241,230
ManpowerGroup, Inc.(u)	800	71,096
Navigant Consulting, Inc.*(u)	4,000	104,720
On Assignment, Inc.*(u)	1,200	52,992
Resources Connection, Inc.(u)	3,000	57,750

		594,028

Real Estate Management & Development
Jones Lang LaSalle, Inc.(u)	3,800	383,952
Marcus & Millichap, Inc.*(u)	3,300	88,176

		472,128

Road & Rail — 0.4%
AMERCO(u)	700	258,713
ArcBest Corp.(u)	2,000	55,300
Canadian Pacific Railway Ltd. (Canada)	5,084	725,843
Genesee & Wyoming, Inc. (Class A Stock)*	73,810	5,123,152
Hertz Global Holdings, Inc.*(u)	4,300	92,708
Jack Cooper Holdings Corp. (original cost $3; purchased 04/19/16)*^(f)(g)	250	—
Landstar System, Inc.(u)	2,200	187,660
Norfolk Southern Corp.	66,039	7,136,835
Union Pacific Corp.(u)	95,873	9,940,114

		23,520,325

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Energy Industries, Inc.*(u)	8,100	443,475
Amkor Technology, Inc.*(u)	8,500	89,675
Analog Devices, Inc.(u)	9,120	662,294
Applied Materials, Inc.(u)	19,000	613,130
Applied Micro Circuits Corp.*	12,783	105,460
Broadcom Ltd. (Singapore)(u)	6,822	1,205,926
Intersil Corp. (Class A Stock)	30,539	681,020
Lattice Semiconductor Corp.*	13,823	101,737
Linear Technology Corp.(u)	17,001	1,060,012
NeoPhotonics Corp.*(u)	4,900	52,969
NXP Semiconductors NV (Netherlands)*	7,702	754,873
ON Semiconductor Corp.*	21,060	268,726
Power Integrations, Inc.(u)	1,900	128,915
QUALCOMM, Inc.(u)	8,900	580,280
Tessera Holding Corp.(u)	12,500	552,500
Texas Instruments, Inc.(u)	19,150	1,397,376

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Ultra Clean Holdings, Inc.*(u)	7,300	$70,810
Versum Materials, Inc.*(u)	2,186	61,361

		8,830,539

Software — 0.1%
Adobe Systems, Inc.*(u)	4,758	489,836
Aspen Technology, Inc.*(u)	1,700	92,956
Atlassian Corp. PLC (Australia) (Class A Stock)*(u)	1,700	40,936
CDK Global, Inc.(u)	11,100	662,559
Dell Technologies, Inc. (Class V Stock)*	156	8,575
Electronic Arts, Inc.*(u)	6,800	535,568
Fortinet, Inc.*(u)	6,800	204,816
Globant SA*(u)	3,700	123,395
Inspired Entertainment, Inc.*(u)	9,884	83,520
Intuit, Inc.(u)	5,500	630,355
Manhattan Associates, Inc.*(u)	9,700	514,391
Mentor Graphics Corp.(a)	14,121	520,924
Microsoft Corp.(u)	7,292	453,125
Mobileye NV*	5,340	203,561
Nuance Communications, Inc.*(u)	17,000	253,300
Pegasystems, Inc.(u)	2,200	79,200
Progress Software Corp.(u)	7,100	226,703
Red Hat, Inc.*(u)	7,400	515,780
Symantec Corp.(u)	20,500	489,745
Synopsys, Inc.*(u)	10,200	600,372
TiVo Corp.*	4,350	90,915
Workday, Inc. (Class A Stock)*	2,360	155,972

		6,976,504

Specialty Retail — 0.1%
Asbury Automotive Group, Inc.*(u)	1,400	86,380
Barnes & Noble Education, Inc.*(u)	5,382	61,732
Best Buy Co., Inc.(u)	14,170	604,634
Burlington Stores, Inc.*(u)	7,100	601,725
Cabela’s, Inc.*	7,980	467,229
CST Brands, Inc.	16,536	796,208
Dick’s Sporting Goods, Inc.(u)	9,100	483,210
Express, Inc.*(u)	19,700	211,972
Francesca’s Holdings Corp.*(u)	9,500	171,285
GameStop Corp. (Class A Stock)(u)	6,700	169,242
Genesco, Inc.*(u)	800	49,680
GNC Holdings, Inc. (Class A Stock)(u)	15,700	173,328
Home Depot, Inc. (The)(u)	3,900	522,912
Lowe’s Cos., Inc.(u)	9,751	693,491
Murphy USA, Inc.*(u)	4,200	258,174
O’Reilly Automotive, Inc.*(u)	1,380	384,206
Penske Automotive Group, Inc.(u)	4,200	217,728
Staples, Inc.(u)	20,000	181,000
TJX Cos., Inc. (The)	6,580	494,355
Ulta Salon Cosmetics & Fragrance, Inc.*(u)	2,200	560,868

		7,189,359

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	2,246	51,972
HP, Inc.(u)	30,990	459,892
NCR Corp.*(u)	13,200	535,392
Seagate Technology PLC(u)	9,700	370,249
Super Micro Computer, Inc.*(u)	3,300	92,565

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	1,020	$69,309

		1,579,379

Textiles, Apparel & Luxury Goods
Carter’s, Inc.(u)	5,100	440,589
Wolverine World Wide, Inc.(u)	6,900	151,455

		592,044

Thrifts & Mortgage Finance
Essent Group Ltd.*(u)	2,800	90,636
EverBank Financial Corp.	24,791	482,185
First Defiance Financial Corp.(u)	1,300	65,962
Walker & Dunlop, Inc.*(u)	2,100	65,520

		704,303

Tobacco
Altria Group, Inc.	9,810	663,352
Philip Morris International, Inc.	2,290	209,512
Reynolds American, Inc.	7,376	413,351

		1,286,215

Trading Companies & Distributors
HD Supply Holdings, Inc.*(u)	17,400	739,674
Herc Holdings, Inc.*	1,503	60,360
MRC Global, Inc.*(u)	30,700	621,982

		1,422,016

Transportation Infrastructure — 0.7%
Aena SA (Spain), 144A	21,424	2,918,839
Aeroports de Paris (France)	35,833	3,837,255
Atlantia SpA (Italy)	228,926	5,356,051
CCR SA (Brazil)	852,374	4,179,767
EcoRodovias Infraestrutura e Logistica SA (Brazil)	1,367,924	3,463,205
Flughafen Zuerich AG (Switzerland)	29,248	5,419,861
Groupe Eurotunnel SE (France)	113,354	1,076,858
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	139,438	2,007,256
International Container Terminal Services, Inc. (Philippines)	798,351	1,152,274
Transurban Group (Australia)	962,934	7,166,462

		36,577,828

Water Utilities — 0.2%
American Water Works Co., Inc.	41,213	2,982,173
Cia de Saneamento do Parana (Brazil)	155,024	512,031
Cia de Saneamento do Parana (Brazil), 144A(g)	988,156	3,263,796
Guangdong Investment Ltd. (China)	1,460,685	1,923,542
SJW Group(u)	900	50,382

		8,731,924

Wireless Telecommunication Services
Telephone & Data Systems, Inc.(u)	4,800	138,576
T-Mobile US, Inc.*(u)	3,510	201,860

		340,436

TOTAL COMMON STOCKS (cost $410,960,879)		439,233,597

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PREFERRED STOCKS	Shares	Value (Note 2)
Capital Markets
Mandatory Exchangeable Trust (China), CVT, 144A, 5.750%	7,077	$773,162

Consumer Finance
Navient Corp., 3.636%(c)	900	22,536

Electric Utilities
Great Plains Energy, Inc., 7.000%	9,000	455,400

Multi-Utilities
Dominion Resources, Inc., 6.750%	1,950	98,670

Oil, Gas & Consumable Fuels
Songa Offshore (Norway)*^	6,517	22,584

Pharmaceuticals
Teva Pharmaceutical Industries Ltd., 7.000%	1,600	1,032,000

TOTAL PREFERRED STOCKS (cost $2,642,857)		2,404,352

	Units
RIGHTS*
Biotechnology
Ambit Biosciences Corp., CVR(original cost $0; purchased 11/12/14)^(f)	11,080	10,956
Chelsea Therapeutics International Ltd., Escrow Shares, CVR (Ireland)(original cost $23,695; purchased 06/24/14)^(f)	296,186	23,695
Durata Therapeutics, Inc.(original cost $0; purchased 11/19/14)^(f)	19,543	5,465
Prosensa Holdings, CVR (Netherlands) (original cost $15,402; purchased 01/16/15)^(f)(g)	15,402	—

		40,116

Capital Markets
Barington/Hilco Acquisition Corp., expiring 02/13/17	58,260	14,559
Jensyn Acquisition Corp.	26,000	6,110
Origo Acquisition Corp., expiring 12/16/16	24,500	9,433
Pacific Special Acquisition Corp. (China), expiring 03/15/17	41,500	21,995

		52,097

Health Care Equipment & Supplies
American Medical Alert Corp., CVR^(g)	27,759	3

Health Care Providers & Services
Community Health Systems, Inc., CVR	744,052	3,348

TOTAL RIGHTS (cost $98,026)		95,564

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 1.6%
Energy Select Sector SPDR Fund(a)	550,000	41,426,000
Financial Select Sector SPDR Fund(a)	1,100,000	25,575,000
iShares iBoxx $ Investment Grade Corporate Bond	106,000	12,421,079
iShares JPMorgan USD Emerging Markets Bond	100	11,021

UNAFFILIATED EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
SPDR Bloomberg Barclays High Yield Bond(a)	127,500	$4,647,375

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $83,755,323)		84,080,475

UNAFFILIATED FUNDS
Adams Diversified Equity Fund, Inc. (Retail Shares)	11,443	145,441
Advent Claymore Convertible Securities & Income Fund II(u)	7,545	44,365
Alpine Global Dynamic Dividend Fund	7,593	66,591
Alpine Global Premier Properties Fund(u)	21,629	110,957
Ares Dynamic Credit Allocation Fund, Inc.	7,569	114,141
BlackRock Resources & Commodities Strategy Trust(u)	25,063	207,271
Central Securities Corp. (Retail Shares)	10,587	230,691
Clough Global Dividend and Income Fund	6,839	82,342
Clough Global Opportunities Fund	15,369	137,553
First Trust Aberdeen Global Opportunity Income Fund(u)	9,972	111,288
General American Investors Co., Inc.(a)	5,420	168,725
Liberty All Star Equity Fund (Retail Shares)(u)	59,385	306,427
RMR Real Estate Income Fund (Retail Shares)(u)	8,294	169,695
Sprott Focus Trust, Inc.	654	4,552
Tri-Continental Corp.	440	9,702

TOTAL UNAFFILIATED FUNDS (cost $2,055,348)		1,909,741

	Units
WARRANTS*
Aerospace & Defense
Ability, Inc. (Israel), expiring 12/17/18	103,539	4,245
Tempus Applied Solutions Holdings, Inc., expiring 12/19/17(g)	65,070	361

		4,606

Biotechnology
Bioptix, Inc., expiring 05/24/18(g)	2,700	162

Capital Markets
Acasta Enterprises, Inc. (Canada), expiring 09/08/20	70,915	68,662
Axar Acquisition Corp., expiring 10/28/19	52,500	3,938
Barington/Hilco Acquisition Corp., expiring 02/11/18	58,260	7,457
Boulevard Acquisition Corp. II, expiring 09/25/20	169,102	84,551
Capitol Acquisition Corp. III, expiring 10/19/20	175,000	153,563
Dundee Acquisition Ltd. (Canada), expiring 04/14/20	70,000	10,948
Easterly Acquisition Corp., expiring 08/04/20(u)	101,750	35,714
Education Management Corp., expiring 10/01/21(original cost $89,109; purchased 01/23/15)^(f)(g)	1,339,182	13

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

WARRANTS* (continued)	Units	Value (Note 2)
Capital Markets (continued)
Gibraltar Growth Corp. (Canada), expiring 11/11/20	126,000	$30,499
Harmony Merger Corp., expiring 01/01/21(u)	156,780	58,793
Jensyn Acquisition Corp., expiring 04/26/21	26,000	2,855
Origo Acquisition Corp., expiring 12/17/21	24,500	6,640
Pacific Special Acquisition Corp. (China), expiring 10/27/20	41,500	11,620
Quinpario Acquisition Corp. 2, expiring 01/01/23	251,918	50,384

		525,637

Chemicals
AgroFresh Solutions, Inc., expiring 02/19/19	36,000	6,300
Delta Technology Holdings Ltd. (China), expiring 12/18/17	86,702	9,771

		16,071

Construction & Engineering
Limbach Holdings, Inc., expiring 07/21/20	24,036	62,734

Consumer Finance
China Lending Corp., expiring 10/22/19	10,800	1,835

Distributors
KBS Fashion Group Ltd. (China), expiring 01/22/18(g)	80,792	1,624

Diversified Financial Services
Electrawinds SE (Luxembourg), expiring 10/11/17^	57,500	303
Electrum Special Acquisition Corp., expiring 06/11/21(u)	110,000	30,800
RMG Networks Holding Corp., expiring 04/08/18	79,900	1,278

		32,381

Energy Equipment & Services
Glori Energy, Inc., expiring 07/25/19(g)	26,400	106

Food Products
Pingtan Marine Enterprise Ltd., expiring 02/26/18(g)	55,000	1,513

Internet Software & Services
Net Element, Inc., expiring 10/02/17(g)	28,804	—

Machinery
Blue Bird Corp., expiring 02/24/20	7,561	16,256

Media
Global Eagle Entertainment, Inc., expiring 01/31/18(g)	47,671	17,877

Pharmaceuticals
Pluristem Therapeutics, Inc., expiring 09/19/17(g)	6,750	—

Semiconductors & Semiconductor Equipment
GT Advanced Technologies, Inc.^(g)	162	—

Software
Inspired Entertainment, Inc., expiring 12/09/19	106,957	63,639

TOTAL WARRANTS (cost $841,952)		744,441

Interest Rate	Maturity Date		Principal Amount (000)#			Value (Note 2)
ASSET-BACKED SECURITIES — 0.3%
Collateralized Debt Obligations
Stoney Lane Funding I Corp., Series 2007-1A, Class A1, 144A
1.120%(c)	04/18/22			421		$417,984
Venture VIII CDO Ltd., Series 2007-8A, Class A1A, 144A
1.162%(c)	07/22/21			769		766,101

						1,184,085

Collateralized Loan Obligations
Aquilae CLO II PLC (Ireland), Series 2006-1X, Class A, RegS
0.050%(c)	01/17/23		EUR	8		8,784
Cadogan Square CLO III BV (Netherlands), Series 3A, Class A, 144A
0.040%(c)	01/17/23		EUR	16		17,083
Community Funding CLO (Cayman Islands), Series 2015-1A, Class A, 144A
5.750%	11/01/27	(g)		330		322,846
Dryden XXII Senior Loan Fund (Cayman Islands), Series 2011-22A, Class A1R, 144A
2.050%(c)	01/15/22			1,211		1,210,626
Gallatin CLO VII Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A
2.150%(c)	07/15/23			603		602,999
Halcyon Structured Asset Management European CLO BV (Netherlands), Series 2006-IIX, Class A1, RegS
0.052%(c)	01/25/23		EUR	14		14,344
Hillmark Funding Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A
1.161%(c)	05/21/21			178		177,070
Octagon Investment Partners XII Ltd. (Cayman Islands), Series 2012-1A, Class AR, 144A
2.151%(c)	05/05/23			439		438,709
Penta CLO 1 SA (Luxembourg), Series 2007-1X, Class A1, RegS
0.001%(c)	06/04/24		EUR	25		26,744
Symphony CLO III Ltd. (Cayman Islands), Series 2007-3A, Class A1A, 144A
1.146%(c)	05/15/19			—	(r)	613

						2,819,818

Non-Residential Mortgage-Backed Securities — 0.1%
Navient Student Loan Trust, Series 2016-7A, Class A, 144A
1.906%(c)	03/25/66			395		399,238
Nelnet Student Loan Trust, Series 2008-3, Class A4
2.575%(c)	11/25/24			369		372,187
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A2B
1.004%(c)	04/15/19			1,800		1,801,080
OneMain Financial Issuance Trust, Series 2014-2A, Class A, 144A
2.470%	09/18/24			547		546,819
SLM Student Loan Trust, Series 2003-11, Class A6, 144A
1.713%(c)	12/15/25			390		388,050
Series 2006-1, Class A5
0.992%(c)	07/26/21			380		362,377

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2008-5, Class A4
2.582%(c)	07/25/23	323	$324,859

			4,194,610

Residential Mortgage-Backed Securities — 0.2%
Argent Securities Trust, Series 2006-W1, Class A2D
1.056%(c)	03/25/36	498	374,788
Bear Stearns Asset-Backed Securities I Trust, Series 2007-HE3, Class 1A2
0.956%(c)	04/25/37	380	405,139
Citigroup Mortgage Loan Trust, Series 2007-AMC2, Class A3A
0.836%(c)	01/25/37	873	546,818
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A3
0.976%(c)	08/25/36	1,000	914,382
Countrywide Asset-Backed Certificates Trust, Series 2005-17, Class MV1
1.044%(c)	05/25/36	1,000	864,395
Series 2006-15, Class A6
4.902%(c)	10/25/46	235	203,851
FFMLT Trust, Series 2005-FF8, Class M2
1.276%(c)	09/25/35	600	541,336
GSAA Trust, Series 2006-7, Class AF2
5.995%(c)	03/25/46	1,969	1,356,247
GSAMP Trust, Series 2007-NC1, Class A2C
0.906%(c)	12/25/46	979	594,143
MASTR Asset-Backed Securities Trust, Series 2006-NC2, Class A3
0.866%(c)	08/25/36	1,611	814,886
RASC Trust, Series 2006-KS3, Class M1
1.086%(c)	04/25/36	100	86,508
Soundview Home Loan Trust, Series 2006-3, Class A4
1.006%(c)	11/25/36	1,500	1,075,756
Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A2, 144A
7.403%(c)	05/25/31	959	830,664
US Residential Opportunity Fund II Trust, Series 2016-3II, Class A, 144A
3.598%	10/27/36	197	196,235
VOLT XIX LLC, Series 2014-NP11, Class A1, 144A
3.875%	04/25/55	225	226,351
VOLT XLII LLC, Series 2016-NPL2, Class A1, 144A
4.250%	03/26/46	697	701,783
WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A3
1.006%(c)	04/25/37	1,771	813,126

			10,546,408

TOTAL ASSET-BACKED SECURITIES (cost $18,908,146)			18,744,921

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
BANK LOAN(c)
Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp., Term Loan (cost $30,550)
12.940%	05/06/19^(g)		31	$31,253

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
BAMLL Mezzanine Securities Trust, Series 2014-INMZ, Class MZB, 144A
9.183%(c)	12/15/19^		1,000	969,522
Banc of America Re-REMIC Trust, Series 2009-UB1, Class A4A, 144A
5.679%(c)	06/24/50		36	35,552
BLCP Hotel Trust, Series 2014-CLMZ, Class M, 144A
6.432%(c)	08/15/29		1,480	1,469,224
Business Mortgage Finance 7 PLC (United Kingdom), Series 7X, Class A1, RegS
2.398%(c)	02/15/41	GBP	456	535,175
Commercial Mortgage Trust, Series 2015-CR26, Class ASB
3.373%	10/10/48		2,000	2,055,013
Credit Suisse Mortgage Trust, Series 2015-TOWN, Class MZ
9.415%	03/15/17^		1,000	967,500
CSMC Trust, Series 2010-UD1, Class A, 144A
5.784%(c)	12/16/49^		603	604,309
DBRR Trust, Series 2011-C32, Class A3A, 144A
5.524%(c)	06/17/49		97	97,553
Fannie Mae-Aces, Series 2010-M7, Class FA
1.356%(c)	11/25/20		873	875,599
FHLMC Multifamily Structured Pass-Through Certificates, Series KF12, Class A
1.234%(c)	09/25/22		3,041	3,047,004
GS Mortgage Securities Trust, Series 2012-GCJ9, Class XA, IO
2.286%(c)	11/10/45		1,309	104,626
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3, 144A
4.070%	11/15/43		1,200	1,251,791
RBSCF Trust, Series 2010-RR4, Class CMLA, 144A
6.095%(c)	12/16/49		51	51,613
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28		600	632,987
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class G, 144A
5.594%(c)	01/15/45		1,260	1,178,982
Series 2006-C26, Class AJ
6.104%(c)	06/15/45		1,160	793,219

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,935,554)				14,669,669

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS
Healthcare-Products
China Medical Technologies, Inc. (China), Sr. Unsec’d. Notes, 144A(d)
6.250%	12/15/16			450	$981

Leisure Products
SouthPeak Interactive Corp., (original cost $500,000; purchased 09/01/10)(d)(f)
24.000%	12/31/50^	(g)		500	28,087

Media
DISH Network Corp., Sr. Unsec’d. Notes, 144A
3.375%	08/15/26			75	85,359

Oil & Gas
Chesapeake Energy Corp., Gtd. Notes, 144A
5.500%	09/15/26			375	405,938
Emerald Oil, Inc., Sr. Unsec’d. Notes, 144A(d)
2.000%	04/01/19			325	406

					406,344

Oil & Gas Services
Weatherford International Ltd., Gtd. Notes
5.875%	07/01/21			250	271,250

TOTAL CONVERTIBLE BONDS (cost $2,050,103)					792,021

CORPORATE BONDS — 4.1%
Agriculture
Reynolds American, Inc., Gtd. Notes
5.850%	08/15/45			230	272,349
6.150%	09/15/43			50	60,331

					332,680

Airlines
Manchester Airport Group Funding PLC (United Kingdom), Sr. Sec’d. Notes, EMTN, RegS
4.125%	04/02/24		GBP	130	183,760
Spirit Airlines Pass-Through Trust, Pass-Through Certificates
4.100%	10/01/29			1,449	1,478,351

					1,662,111

Auto Components
Exide Technologies Escrow Shares, Notes
2.526%	12/31/99	^(g)		2,750	—

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
1.724%	12/06/17			200	199,849
Sr. Unsec’d. Notes, MTN
2.456%(c)	01/08/19			1,900	1,932,465
Hyundai Capital America, Sr. Unsec’d. Notes, 144A
2.000%	07/01/19	(a)		500	496,134

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Volkswagen Bank GmbH (Germany), Sr. Unsec’d. Notes, EMTN, RegS
0.096%(c)	11/27/17	EUR	1,500	$1,575,602

				4,204,050

Auto Parts & Equipment
American Axle & Manufacturing, Inc., Gtd. Notes
6.625%	10/15/22		130	134,056
Goodyear Tire & Rubber Co. (The), Gtd. Notes
5.000%	05/31/26		70	69,681
5.125%	11/15/23		60	61,800
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A
4.750%	09/15/26		200	193,000
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A
4.500%	04/29/22		280	288,750

				747,287

Banks — 2.0%
BAC Capital Trust XIV, Ltd. Gtd. Notes
4.000%(c)	09/29/49		3,330	2,614,050
Banca Carige SpA (Italy), Covered Bonds, EMTN, RegS
3.875%	10/24/18	EUR	1,400	1,545,609
Banco Bilbao Vizcaya Argentaria SA (Spain), Jr. Sub. Notes, RegS
9.000%(c)	05/29/49		1,000	1,040,996
Sub. Notes, 144A
4.875%	04/21/25		420	410,550
Banco del Estado de Chile (Chile), Sr. Unsec’d. Notes, 144A
3.875%	02/08/22		200	204,579
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A
3.750%	07/25/18	EUR	900	969,591
Banco Espirito Santo SA (Portugal), Sr. Unsec’d. Notes, EMTN, RegS(d)
4.000%	01/21/19	EUR	700	202,636
Banco Nacional de Comercio Exterior SNC (Mexico), Sr. Unsec’d. Notes, 144A
4.375%	10/14/25		1,325	1,298,500
Sub. Notes, 144A
3.800%(c)	08/11/26		800	749,000
Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes, 144A
5.875%	04/25/21		420	423,675
Banco Popular Espanol SA (Spain), Covered Bonds, EMTN
3.500%	09/11/17	EUR	500	539,371
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, RegS
4.625%	02/13/17		200	200,414
Banco Santander SA (Spain), Jr. Sub. Notes, RegS
6.375%(c)	05/29/49		1,200	1,114,751

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp., Jr. Sub. Notes
5.200%(c)	12/29/49	(a)		460	$441,025
6.100%(c)	12/29/49			170	170,935
6.250%(c)	09/29/49			580	580,000
6.500%(c)	10/29/49			230	240,350
Sr. Unsec’d. Notes, MTN
2.250%	04/21/20	(a)		2,019	2,007,229
4.000%	04/01/24			900	928,205
6.875%	04/25/18	(a)		2,000	2,125,820
Bank of America NA, Sr. Unsec’d. Notes
1.750%	06/05/18			1,300	1,299,945
Bank of Nova Scotia (The) (Canada), Covered Bonds
1.875%	04/26/21			1,800	1,756,044
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A
1.450%	09/08/17			3,500	3,494,358
Barclays Bank PLC (United Kingdom), Sub. Notes
7.625%	11/21/22			200	219,500
Barclays PLC (United Kingdom), Jr. Sub. Notes
6.500%(c)	12/29/49		EUR	600	612,190
Sr. Unsec’d. Notes
2.992%(c)	08/10/21			800	819,783
BBVA Banco Continental SA (Peru), Sub. Notes, 144A
5.250%(c)	09/22/29			120	123,000
BNP Paribas SA (France), Jr. Sub. Notes, 144A
7.375%(c)	12/29/49			200	201,239
7.625%(c)	12/29/49			240	253,224
BPCE SA (France), Gtd. Notes, MTN
1.623%(c)	06/17/17			1,600	1,601,925
Sub. Notes, 144A
4.500%	03/15/25			200	194,854
Citigroup, Inc., Jr. Sub. Notes
5.350%(c)	04/29/49			460	433,550
5.950%(c)	12/29/49			2,140	2,113,678
6.300%(c)	12/29/49			200	198,300
8.400%(c)	04/29/49			800	859,000
Sr. Unsec’d. Notes
1.767%(c)	07/30/18			800	804,979
4.650%	07/30/45			175	184,458
8.125%	07/15/39			84	124,818
Sr. Unsec’d. Notes, MTN
1.406%(c)	05/01/17			2,000	2,001,534
Sub. Notes
4.450%	09/29/27			500	507,923
4.600%	03/09/26			350	361,754
5.300%	05/06/44			209	225,130
Commerzbank Finance & Covered Bond SA (Luxembourg), Covered Bonds
4.250%	06/04/18			EUR 2,000	2,224,108

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes
5.750%	12/01/43			300	$347,653
Sr. Unsec’d. Notes
1.220%(c)	04/28/17			1,900	1,901,233
Credit Agricole SA (France), Jr. Sub. Notes, 144A
8.125%(c)	12/29/49			200	210,492
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes
3.172%(c)	04/16/21			1,100	1,140,450
4.875%	05/15/45			540	554,296
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, 144A
4.250%	10/14/21			900	903,470
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A
1.875%	01/29/20			2,800	2,763,144
Goldman Sachs Capital II, Ltd. Gtd. Notes
4.000%(c)	12/29/49			42	34,276
Goldman Sachs Capital III, Ltd. Gtd. Notes
4.000%(c)	09/29/49			27	21,769
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.163%(c)	09/15/20			500	504,661
4.750%	10/21/45			100	105,564
Sub. Notes
4.250%	10/21/25			90	91,426
5.150%	05/22/45			240	252,398
6.750%	10/01/37			850	1,049,620
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes
6.375%(c)	12/29/49			260	258,700
Sr. Unsec’d. Notes
4.300%	03/08/26			250	259,217
Sub. Notes
4.250%	08/18/25			220	222,013
ICICI Bank Ltd. (India), Jr. Sub. Notes, RegS
6.375%(c)	04/30/22			620	621,527
ING Bank NV (Netherlands), Covered Bonds, 144A
2.625%	12/05/22			300	297,414
JPMorgan Chase & Co., Sr. Unsec’d. Notes
2.550%	10/29/20			1,200	1,199,114
2.750%	06/23/20	(a)		1,300	1,311,757
Sr. Unsec’d. Notes, MTN
1.432%(c)	04/25/18			1,900	1,905,354
KBC Bank NV (Belgium), Sub. Notes, RegS
8.000%(c)	01/25/23			800	843,599
Lloyds Bank PLC (United Kingdom), Covered Bonds, EMTN, RegS
5.125%	03/07/25		GBP	300	464,021
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49			800	1,066,000

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Nykredit Realkredit A/S (Denmark), Covered Bonds
1.000%	04/01/17	DKK	2,000	$284,115
1.000%	07/01/17	DKK	1,600	227,915
2.000%	04/01/17	DKK	5,600	797,286
2.000%	07/01/17	DKK	4,500	644,419
2.000%	10/01/17	DKK	2,400	345,671
3.000%	10/01/47	DKK	100	14,726
Covered Bonds, RegS
2.500%	10/01/47	DKK	1,400	200,014
Notes
1.000%	04/01/17	DKK	24,300	3,451,997
Realkredit Danmark A/S (Denmark), Covered Bonds
1.000%	01/01/17	DKK	4,950	700,885
1.000%	04/01/17	DKK	9,000	1,278,147
1.000%	01/01/18	DKK	18,300	2,623,954
1.000%	04/01/18	DKK	300	43,135
2.000%	01/01/17	DKK	2,050	290,265
2.000%	04/01/17	DKK	16,000	2,277,743
2.500%	10/01/47	DKK	1,000	142,903
Sec’d. Notes
1.000%	04/01/17	DKK	115,100	16,346,074
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes
8.625%(c)	12/29/49		200	204,000
Sub. Notes
5.125%	05/28/24		1,280	1,276,264
6.000%	12/19/23		510	529,739
6.100%	06/10/23		600	628,026
6.125%	12/15/22		160	170,133
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes, EMTN
6.934%	04/09/18	EUR	300	338,845
Sub. Notes, RegS
9.500%(c)	03/16/22		1,000	1,015,459
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, RegS
5.298%	12/27/17		200	204,050
6.299%	05/15/17		160	161,923
7.750%	05/29/18		330	349,800
Sub. Notes, RegS
8.500%	10/16/23		2,040	2,195,141
Santander UK Group Holdings PLC (United Kingdom), Jr. Sub. Notes, RegS
7.375%(c)	12/29/49	GBP	800	985,977
Sub. Notes, 144A
4.750%	09/15/25		200	195,800
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes
1.375%	03/13/17		2,200	2,200,592
Stadshypotek AB (Sweden), Covered Bonds, MTN
4.250%	10/10/17	AUD	900	658,014
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A
5.700%	03/26/44		600	599,246
TC Ziraat Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
4.750%	04/29/21	760	$726,180
Toronto-Dominion Bank (The) (Canada), Covered Bonds, 144A
2.250%	03/15/21	400	398,241
UBS AG (Switzerland), Sub. Notes
7.625%	08/17/22	700	793,625
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A
2.416%(c)	02/01/22	600	609,702
2.661%(c)	04/14/21	200	206,197
Wachovia Capital Trust III, Ltd. Gtd. Notes
5.570%(c)	03/29/49	4,828	4,737,716
Wells Fargo & Co., Jr. Sub. Notes
5.875%(c)	12/29/49	318	333,868
Sr. Unsec’d. Notes
2.117%(c)	10/31/23	700	708,640
Sr. Unsec’d. Notes, MTN
3.550%	09/29/25	420	419,304
Sub. Notes, MTN
4.400%	06/14/46	260	248,834
4.650%	11/04/44	90	88,581
Westpac Banking Corp. (Australia), Covered Bonds, 144A
1.850%	11/26/18	1,000	1,000,914

			108,405,808

Beverages
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes
3.650%	02/01/26	630	639,570
4.700%	02/01/36	40	42,075
4.900%	02/01/46	880	951,166
Constellation Brands, Inc., Gtd. Notes
4.750%	11/15/24	40	42,460
Pernod Ricard SA (France), Sr. Unsec’d. Notes, 144A
5.500%	01/15/42	200	220,192

			1,895,463

Building Materials
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A
9.375%	10/12/22	280	305,200
CIMPOR Financial Operations BV (Brazil), Gtd. Notes, 144A
5.750%	07/17/24	280	232,428

			537,628

Chemicals
Equate Petrochemical BV (Kuwait), Gtd. Notes, 144A
4.250%	11/03/26	200	190,856
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A
5.875%	09/17/44	470	418,888

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
OCP SA (Morocco), Sr. Unsec’d. Notes, 144A
4.500%	10/22/25			700	$668,765

					1,278,509

Commercial Services — 0.1%
Experian Finance PLC (United Kingdom), Gtd. Notes, 144A
2.375%	06/15/17			1,800	1,806,338
Mersin Uluslararasi Liman Isletmeciligi A/S (Turkey), Sr. Unsec’d. Notes, 144A
5.875%	08/12/20			490	509,600
United Rentals North America, Inc., Gtd. Notes
5.750%	11/15/24	(a)		220	231,000
5.875%	09/15/26			50	51,438
Wesleyan University, Unsec’d. Notes
4.781%	07/01/2116			140	132,814

					2,731,190

Computers — 0.1%
Apple, Inc., Sr. Unsec’d. Notes
3.850%	08/04/46			320	306,605
Compiler Finance Sub, Inc., Sr. Unsec’d. Notes, 144A
7.000%	05/01/21	(g)		100	46,000
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A
3.480%	06/01/19			510	520,611
4.420%	06/15/21			430	444,940
5.450%	06/15/23			800	848,591

					2,166,747

Construction & Engineering
MMC Energy, Inc., Escrow Shares, First Lien(d)
8.875%	10/15/20^	(g)		950	—

Diversified Financial Services — 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes
4.500%	05/15/21			100	103,635
4.625%	10/30/20			100	103,999
Ally Financial, Inc., Gtd. Notes
2.750%	01/30/17			1,700	1,700,340
5.500%	02/15/17			1,700	1,706,375
8.000%	11/01/31			50	57,996
Sr. Unsec’d. Notes
3.600%	05/21/18			400	403,000
Bear Stearns Cos. LLC (The), Gtd. Notes
7.250%	02/01/18			300	317,471
BRFkredit A/S (Denmark), Covered Bonds
2.000%	10/01/17		DKK	1,000	144,030
2.500%	10/01/47		DKK	200	28,552
4.000%	01/01/18		DKK	600	88,589

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
CIT Group, Inc., Sr. Unsec’d. Notes
3.875%	02/19/19		500	$510,625
5.000%	08/01/23		510	526,575
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19		450	474,750
GE Capital Australia Funding Pty Ltd., Gtd. Notes, MTN
4.500%	01/30/18	AUD	1,900	1,398,872
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A
4.670%(c)	12/21/65		630	552,825
Navient Corp., Sr. Unsec’d. Notes, MTN
5.500%	01/15/19		200	207,500
8.450%	06/15/18		450	484,875
Nordea Kredit Realkreditaktieselskab (Denmark), Covered Bonds
1.000%	10/01/17	DKK	800	114,380
2.000%	10/01/17	DKK	1,300	187,239
2.000%	10/01/17	DKK	300	43,209
2.500%	10/01/47	DKK	300	42,903
OneMain Financial Holdings LLC, Gtd. Notes, 144A
6.750%	12/15/19		300	312,750
7.250%	12/15/21		200	208,500
Quicken Loans, Inc., Gtd. Notes, 144A
5.750%	05/01/25		120	116,700
Synchrony Financial, Sr. Unsec’d. Notes
2.287%(c)	11/09/17		100	100,655

				9,936,345

Electric — 0.1%
Calpine Corp., Sr. Sec’d. Notes, 144A
5.250%	06/01/26		170	167,450
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		580	576,375
6.125%	06/16/45		340	325,550
Enel Finance International NV (Italy), Gtd. Notes, 144A
6.000%	10/07/39		300	335,154
FirstEnergy Corp., Sr. Unsec’d. Notes
7.375%	11/15/31		600	773,339
Lamar Funding Ltd. (Oman), Gtd. Notes, RegS
3.958%	05/07/25		260	238,872
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS
7.750%	01/20/20		550	617,375
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes, 144A
5.500%	11/22/21		850	911,625
State Grid Overseas Investment 2013 Ltd. (China), Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
3.125%	05/22/23			600	$596,156
Three Gorges Finance I Cayman Islands Ltd. (China), Gtd. Notes, 144A
3.700%	06/10/25			1,140	1,147,860

					5,689,756

Engineering & Construction — 0.1%
CRCC Yuxiang Ltd. (China), Gtd. Notes, RegS
3.500%	05/16/23			400	394,295
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A
4.250%	10/31/26			320	313,600
5.500%	10/31/46			1,790	1,611,000

					2,318,895

Foods
Kraft Heinz Foods Co., Gtd. Notes
5.200%	07/15/45			110	115,149
Gtd. Notes, RegS
4.125%	07/01/27		GBP	420	578,669
Lamb Weston Holdings, Inc., Gtd. Notes, 144A
4.875%	11/01/26			60	59,363
Marfrig Holdings Europe BV (Brazil), Gtd. Notes, 144A
6.875%	06/24/19			930	953,250

					1,706,431

Forest Products & Paper
Inversiones CMPC SA (Chile), Unsec’d. Notes, 144A
4.375%	05/15/23			350	351,888
Klabin Finance SA (Brazil), Gtd. Notes, 144A
5.250%	07/16/24			200	190,000
Suzano Austria GmbH (Brazil), Gtd. Notes, 144A
5.750%	07/14/26			1,030	992,663
Suzano Trading Ltd. (Brazil), Gtd. Notes, RegS
5.875%	01/23/21			180	185,976

					1,720,527

Gas
Transportadora de Gas del Peru SA (Peru), Sr. Unsec’d. Notes, RegS
4.250%	04/30/28			700	689,500

Healthcare-Products
DJO Finance LLC/DJO Finance Corp., Sec’d. Notes
10.750%	04/15/20	(a)		680	571,200
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Sec’d. Notes, 144A
8.125%	06/15/21			30	26,025
Universal Hospital Services, Inc., Sec’d. Notes

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Products (continued)
7.625%	08/15/20	110	$108,900

			706,125

Healthcare-Services
Aetna, Inc., Sr. Unsec’d. Notes
1.601%(c)	12/08/17	100	100,345
2.400%	06/15/21	100	99,547
Centene Corp., Sr. Unsec’d. Notes
4.750%	05/15/22	20	20,200
4.750%	01/15/25	110	107,388
5.625%	02/15/21	30	31,542
6.125%	02/15/24	30	31,613
DaVita, Inc., Gtd. Notes
5.000%	05/01/25	160	157,400
HCA, Inc., Gtd. Notes
5.875%	02/15/26	30	30,900
Sr. Sec’d. Notes
3.750%	03/15/19	1,100	1,130,250
New York and Presbyterian Hospital (The), Unsec’d. Notes
4.063%	08/01/56	60	56,137

			1,765,322

Holding Companies-Diversified
Alfa SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A
6.875%	03/25/44	200	194,500

Home Builders
PulteGroup, Inc., Gtd. Notes
6.375%	05/15/33	110	109,725

Housewares
Newell Brands, Inc., Sr. Unsec’d. Notes
4.200%	04/01/26	120	125,254

Insurance
American International Group, Inc., Sr. Unsec’d. Notes, MTN
5.850%	01/16/18	100	104,277
Chubb INA Holdings, Inc., Gtd. Notes
4.350%	11/03/45	160	169,008
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A
4.900%	09/15/44	500	540,879

			814,164

Internet
Amazon.com, Inc., Sr. Unsec’d. Notes
4.950%	12/05/44	80	91,244
Netflix, Inc., Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Internet (continued)
5.500%	02/15/22		160	$172,400

				263,644

Iron/Steel — 0.1%
Evraz Group SA (Russia), Sr. Unsec’d. Notes, 144A
6.500%	04/22/20		915	958,042
GTL Trade Finance, Inc. (Brazil), Gtd. Notes, 144A
7.250%	04/16/44		440	410,850
Vale Overseas Ltd. (Brazil), Gtd. Notes
5.875%	06/10/21		155	162,363
6.875%	11/21/36		684	673,740

				2,204,995

Leisure Time
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A
4.625%	11/15/20		70	71,225

Lodging
Caesars Entertainment Operating Co., Inc., Gtd. Notes(d)(u)
10.750%	02/01/16		1,007	860,985
Whitbread Group PLC (United Kingdom), Gtd. Notes, RegS
3.375%	10/16/25	GBP	450	591,184

				1,452,169

Media — 0.1%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A
6.625%	02/15/23		200	205,500
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A
5.375%	05/01/25		80	82,400
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes
4.908%	07/23/25		810	853,683
6.834%	10/23/55		610	715,116
Comcast Corp., Gtd. Notes
6.500%	11/15/35		90	115,252
CSC Holdings LLC, Sr. Unsec’d. Notes
8.625%	02/15/19		210	232,050
DISH DBS Corp., Gtd. Notes
5.875%	11/15/24		220	226,380
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A
5.500%	07/21/25		440	443,194
SFR Group SA (France), Sr. Sec’d. Notes, 144A
7.375%	05/01/26		200	205,000
Time Warner Cable LLC, Sr. Sec’d. Notes
7.300%	07/01/38		210	258,330

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes
5.500%	01/15/21		GBP	500	$680,196
Sr. Sec’d. Notes, 144A
5.250%	01/15/26			200	197,500

					4,214,601

Mining
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A
6.750%(c)	10/19/75			280	314,300
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec’d. Notes, RegS
3.000%	07/17/22			396	383,740
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A
9.750%	03/01/22			100	116,007
Freeport-McMoRan, Inc., Gtd. Notes
2.375%	03/15/18			150	148,875
Gtd. Notes, 144A
6.625%	05/01/21			210	213,675
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes
6.750%	04/16/40			220	237,360

					1,413,957

Miscellaneous Manufacturing
CBC Ammo LLC/CBC FinCo, Inc. (Brazil), Sr. Unsec’d. Notes, 144A
7.250%	11/15/21			30	29,475
General Electric Co., Sr. Unsec’d. Notes, MTN
5.875%	01/14/38			130	163,609

					193,084

Oil & Gas — 0.7%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes
3.450%	07/15/24			30	29,449
4.500%	07/15/44			200	187,910
5.550%	03/15/26	(a)		320	358,163
Apache Corp., Sr. Unsec’d. Notes
4.250%	01/15/44			570	561,919
4.750%	04/15/43			330	339,909
BG Energy Capital PLC (United Kingdom), Gtd. Notes, RegS
6.500%(c)	11/30/72		GBP	100	128,358
Chesapeake Energy Corp., Gtd. Notes
5.750%	03/15/23			340	319,600
6.125%	02/15/21			50	48,750
6.625%	08/15/20			50	50,500
CNOOC Curtis Funding No. 1 Pty Ltd. (China), Gtd. Notes, RegS
4.500%	10/03/23			950	997,570
Devon Energy Corp., Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
5.000%	06/15/45		100	$98,234
5.600%	07/15/41		10	10,300
5.850%	12/15/25	(a)	240	272,673
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes
4.125%	01/16/25		660	618,090
5.375%	06/26/26	(a)	340	338,300
5.875%	09/18/23		1,340	1,418,390
5.875%	05/28/45		750	648,000
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes
6.375%	06/15/23		190	150,100
Exxon Mobil Corp., Sr. Unsec’d. Notes
4.114%	03/01/46		230	235,583
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, RegS
4.400%	04/30/23		1,400	1,374,635
5.750%	04/30/43		1,350	1,285,173
Kerr-McGee Corp., Gtd. Notes
6.950%	07/01/24		70	82,586
Lukoil International Finance BV (Russia), Gtd. Notes, RegS
6.656%	06/07/22		829	922,263
Magnum Hunter Resources Corp., Gtd. Notes
9.750%	12/31/99	^(g)	430	—
MEG Energy Corp. (Canada), Gtd. Notes, 144A
6.375%	01/30/23		130	115,700
6.500%	03/15/21		30	27,750
7.000%	03/31/24		30	27,150
Oasis Petroleum, Inc., Gtd. Notes
6.500%	11/01/21		60	61,125
6.875%	03/15/22		60	61,500
Occidental Petroleum Corp., Sr. Unsec’d. Notes
4.100%	02/15/47		140	136,366
4.400%	04/15/46		20	20,353
4.625%	06/15/45		180	187,291
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil), Sr. Sec’d. Notes, 144A
6.350%	06/30/22		143	63,993
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, RegS
6.000%	05/03/42		1,862	1,789,421
Petrobras Global Finance BV (Brazil), Gtd. Notes
3.873%(c)	03/17/20		800	781,912
4.375%	05/20/23		700	611,590
4.875%	03/17/20		400	395,480
5.375%	01/27/21		470	459,660
5.625%	05/20/43		3,130	2,313,696
6.750%	01/27/41		1,671	1,403,640
6.850%	06/05/2115		1,590	1,287,900
7.250%	03/17/44		340	300,118
7.875%	03/15/19		287	307,618

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
8.375%	05/23/21		300	$323,250
Petroleos de Venezuela SA (Venezuela), Gtd. Notes, RegS
6.000%	05/16/24		2,980	1,147,299
9.000%	11/17/21		4,910	2,602,791
Petroleos Mexicanos (Mexico), Gtd. Notes
4.875%	01/24/22		1,906	1,911,718
4.875%	01/18/24		2,800	2,714,908
6.375%	01/23/45		850	773,500
6.500%	06/02/41		759	710,841
Gtd. Notes, 144A
5.375%	03/13/22		610	624,628
6.875%	08/04/26		1,108	1,168,940
Petronas Capital Ltd. (Malaysia), Gtd. Notes, RegS
5.250%	08/12/19		520	556,984
Pride International, Inc., Gtd. Notes
6.875%	08/15/20		100	106,750
Puma International Financing SA (Singapore), Gtd. Notes, 144A
6.750%	02/01/21		250	257,235
QEP Resources, Inc., Sr. Unsec’d. Notes
5.250%	05/01/23		90	90,225
Range Resources Corp., Gtd. Notes
4.875%	05/15/25		270	261,563
Rice Energy, Inc., Gtd. Notes
6.250%	05/01/22		120	123,300
7.250%	05/01/23		60	63,600
Rosneft Finance SA (Russia), Gtd. Notes, RegS
7.875%	03/13/18		355	373,993
RSP Permian, Inc., Gtd. Notes
6.625%	10/01/22		30	31,725
Sabine Oil & Gas Corp., Gtd. Notes(d)
7.250%	06/15/19	^	1,409	141
7.500%	09/15/20	^	825	83
Sanchez Energy Corp., Gtd. Notes
6.125%	01/15/23	(g)	50	47,500
7.750%	06/15/21	(g)	120	122,100
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A
8.625%	11/01/18		50	42,000
Sinopec Group Overseas Development 2013 Ltd. (China), Gtd. Notes, RegS
4.375%	10/17/23		560	585,902
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A
4.375%	04/10/24		2,000	2,078,316
Teine Energy Ltd. (Canada), Sr. Unsec’d. Notes, 144A
6.875%	09/30/22		220	224,675

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Ultrapar International SA (Brazil), Gtd. Notes, 144A
5.250%	10/06/26		600	$587,940
Whiting Petroleum Corp., Gtd. Notes
5.000%	03/15/19		70	70,274
5.750%	03/15/21	(a)	110	109,542
WPX Energy, Inc., Sr. Unsec’d. Notes
8.250%	08/01/23		180	201,150

				38,741,591

Oil & Gas Exploration & Production
Black Elk Energy LLC Escrow, Notes(d)
2.573%(s)	12/09/99	(g)	600	—
Quicksilver Escrow Shares, Notes
10.000%	08/01/99	^(g)	675	—

				—

Oil & Gas Services
Globe Luxembourg SCA (United Kingdom), Sr. Sec’d. Notes, 144A
9.625%	05/01/18		210	207,375
Halliburton Co., Sr. Unsec’d. Notes
3.800%	11/15/25		110	111,749
4.850%	11/15/35		230	242,564
5.000%	11/15/45		300	323,534
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A
4.000%	12/21/25		360	377,276

				1,262,498

Pharmaceuticals — 0.1%
Actavis Funding SCS, Gtd. Notes
1.300%	06/15/17		1,300	1,299,295
3.800%	03/15/25		200	200,236
4.550%	03/15/35		10	9,898
Shire Acquisitions Investments Ireland DAC, Gtd. Notes
1.900%	09/23/19		800	789,858
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A
5.375%	03/15/20		380	321,100
5.500%	03/01/23		270	202,500
5.875%	05/15/23		660	498,300
6.125%	04/15/25		1,190	893,988
6.375%	10/15/20		60	51,544
7.000%	10/01/20		130	112,044
7.500%	07/15/21		160	135,600

				4,514,363

Pipelines — 0.1%
Blue Racer Midstream LLC/Blue Racer Finance Corp., Gtd. Notes, 144A
6.125%	11/15/22		120	120,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes
6.125%	03/01/22	150	$153,750
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A
6.450%	11/03/36	20	20,000
6.750%	09/15/37	140	141,400
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes
6.750%	08/01/22	200	207,800
GNL Quintero SA (Chile), Sr. Unsec’d. Notes, 144A
4.634%	07/31/29	300	295,500
Kinder Morgan Energy Partners LP, Gtd. Notes
3.500%	09/01/23	100	98,630
4.250%	09/01/24	100	102,124
Kinder Morgan, Inc., Gtd. Notes
5.300%	12/01/34	70	71,039
MPLX LP, Gtd. Notes
4.875%	12/01/24	340	350,096
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A
6.875%	04/15/40	220	218,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes
6.750%	03/15/24	150	160,875
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes, 144A
7.850%	02/01/26	260	327,851
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
8.750%	03/15/32	190	229,425

			2,497,390

Real Estate
China Overseas Finance Cayman V Ltd. (China), Gtd. Notes, RegS
3.950%	11/15/22	1,200	1,208,466

Real Estate Investment Trusts (REITs)
Iron Mountain, Inc., Gtd. Notes, 144A
4.375%	06/01/21	280	286,300
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A
6.950%	01/30/44	290	262,450
Unibail-Rodamco SE (France), Sr. Unsec’d. Notes, EMTN, RegS
1.650%(c)	04/16/19	500	497,425

			1,046,175

Retail
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A
6.000%	04/01/22	330	344,850
Dollar Tree, Inc., Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
5.750%	03/01/23		230	$243,529
PetSmart, Inc., Sr. Unsec’d. Notes, 144A
7.125%	03/15/23		50	51,000

				639,379

Semiconductors
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A
5.250%	08/01/23		330	331,238

Software
First Data Corp., Gtd. Notes, 144A
7.000%	12/01/23		140	149,100
Sr. Sec’d. Notes, 144A
5.000%	01/15/24		40	40,213
Microsoft Corp., Sr. Unsec’d. Notes
3.700%	08/08/46		300	282,440

				471,753

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes
1.418%(c)	03/30/17		1,400	1,400,839
4.500%	05/15/35		430	415,451
CenturyLink, Inc., Sr. Unsec’d. Notes
5.625%	04/01/25		130	123,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes
7.250%	10/15/20		100	77,500
Level 3 Financing, Inc., Gtd. Notes
6.125%	01/15/21		160	166,000
Ooredoo International Finance Ltd. (Qatar), Gtd. Notes, 144A
4.750%	02/16/21		256	272,497
Sprint Capital Corp., Gtd. Notes
8.750%	03/15/32		100	110,000
Sprint Communications, Inc., Gtd. Notes, 144A
9.000%	11/15/18		80	88,200
Sr. Unsec’d. Notes
11.500%	11/15/21		30	36,825
Sprint Corp., Gtd. Notes
7.625%	02/15/25	(a)	190	199,738
7.875%	09/15/23		120	128,100
Telefonica Emisiones SAU (Spain), Gtd. Notes
4.570%	04/27/23		150	157,370
7.045%	06/20/36		300	348,212
Verizon Communications, Inc., Sr. Unsec’d. Notes
4.862%	08/21/46		30	30,399
5.012%	08/21/54		243	241,727
5.050%	03/15/34		190	200,077

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
6.400%	09/15/33			400	$482,606
6.550%	09/15/43			528	659,460
VimpelCom Holdings BV (Netherlands), Gtd. Notes, RegS
7.504%	03/01/22			370	411,181

					5,549,682

Transportation — 0.1%
Eversholt Funding PLC (United Kingdom), Sr. Sec’d. Notes, EMTN
6.359%	12/02/25		GBP	163	264,190
Hellenic Railways Organization SA (Greece), Gov’t. Gtd. Notes
4.028%	03/17/17		EUR	1,000	1,039,495
Pelabuhan Indonesia II PT (Indonesia), Sr. Unsec’d. Notes, 144A
4.250%	05/05/25			890	846,880
Pelabuhan Indonesia III Persero PT (Indonesia), Sr. Unsec’d. Notes, RegS
4.875%	10/01/24			500	503,749
XPO Logistics, Inc., Gtd. Notes, 144A
6.500%	06/15/22	(a)		380	399,000

					3,053,314

Trucking & Leasing — 0.1%
Aviation Capital Group Corp., Sr. Unsec’d. Notes, 144A
7.125%	10/15/20			1,200	1,386,000
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
3.750%	05/11/17			1,700	1,713,219

					3,099,219

TOTAL CORPORATE BONDS (cost $228,348,517)					221,966,760

FOREIGN GOVERNMENT BONDS — 4.0%
Argentine Bonos del Tesoro (Argentina), Bonds
22.750%	03/05/18		ARS	8,450	537,529
Unsec’d. Notes
18.200%	10/03/21		ARS	7,180	458,334
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes
2.500%	12/31/38			5,130	3,154,950
8.280%	12/31/33			3,281	3,502,221
Sr. Unsec’d. Notes, 144A
6.875%	04/22/21			470	500,550
7.500%	04/22/26			930	976,500
7.625%	04/22/46			610	610,000
Armenia International Bond (Armenia), Sr. Unsec’d. Notes, RegS
6.000%	09/30/20			570	587,385
Autonomous Community of Catalonia (Spain), Sr. Unsec’d. Notes
4.950%	02/11/20		EUR	100	112,327
Autonomous Community of Valencia Spain (Spain), Sr. Unsec’d. Notes, EMTN

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.900%	03/17/20	EUR	1,100	$1,312,446
Avi Funding Co. Ltd. (China), Sr. Unsec’d. Notes, 144A
2.850%	09/16/20		760	758,086
Banque Centrale de Tunisie International Bond (Tunisia), Sr. Unsec’d. Notes, 144A
5.750%	01/30/25		230	213,900
Brazil Letras do Tesouro Nacional (Brazil), Bills
12.009%(s)	04/01/18	BRL	1,300	349,730
12.226%(s)	01/01/18	BRL	12,800	3,528,260
12.505%(s)	10/01/17	BRL	11,300	3,190,470
13.287%(s)	04/01/17	BRL	28,500	8,486,857
Brazil Notas do Tesouro Nacional (Brazil), Notes
10.000%	01/01/21	BRL	4,262	1,259,326
10.000%	01/01/23	BRL	7,835	2,261,882
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes
2.625%	01/05/23		2,460	2,189,400
4.250%	01/07/25		310	289,850
5.000%	01/27/45		2,910	2,360,592
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany), Bonds, TIPS, RegS
0.750%	04/15/18	EUR	1,000	1,149,887
Cameroon International Bond (Cameroon), Sr. Unsec’d. Notes, 144A
9.500%	11/19/25		240	258,014
China Government Bond (China), Sr. Unsec’d. Notes, RegS
3.310%	11/30/25	CNY	2,500	341,352
3.380%	11/21/24	CNY	2,000	275,830
3.390%	05/21/25	CNY	2,000	275,448
3.480%	06/29/27	CNY	5,500	753,901
4.290%	05/22/29	CNY	1,000	146,030
City of Buenos Aires Argentina (Argentina), Sr. Unsec’d. Notes, 144A
7.500%	06/01/27		850	869,125
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
4.375%	07/12/21		968	1,013,980
5.625%	02/26/44		1,450	1,493,500
6.125%	01/18/41		913	986,040
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes, 144A
7.000%	04/04/44		1,320	1,206,308
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, 144A
6.625%	07/14/20		400	435,064
Deutsche Bundesrepublik Inflation Linked Bond (Germany), Bonds, TIPS, RegS
0.100%	04/15/23	EUR	300	360,435
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, 144A
1.625%	09/01/21		1,800	1,728,416
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A
5.500%	01/27/25		1,730	1,668,170
6.850%	01/27/45		740	699,093
6.875%	01/29/26		300	311,871

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, 144A
9.650%	12/13/26		410	$419,619
10.500%	03/24/20		705	757,875
10.750%	03/28/22		1,150	1,247,750
Sr. Unsec’d. Notes, RegS
7.950%	06/20/24		880	840,399
10.750%	03/28/22		800	867,999
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A
5.875%	06/11/25		360	326,570
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		750	690,000
European Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, GMTN
0.500%	12/21/23	AUD	800	464,399
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes, EMTN, RegS
0.500%	07/21/23	AUD	1,100	651,378
0.500%	08/10/23	AUD	700	405,825
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A
5.000%	09/23/21		610	583,313
5.875%	04/24/19		570	582,392
Export-Import Bank of China (The) (China), Sr. Unsec’d. Notes, RegS
3.625%	07/31/24		500	507,011
French Republic Government Bond OAT (France), Bonds, TIPS, RegS
1.800%	07/25/40	EUR	800	1,441,251
2.250%	07/25/20	EUR	400	588,824
Gabon Government International Bond (Gabon), Sr. Unsec’d. Notes, 144A
6.950%	06/16/25		330	308,481
Georgia Government International Bond (Georgia), Unsec’d. Notes, RegS
6.875%	04/12/21		280	304,836
Ghana Government International Bond (Ghana), Bank Gtd. Notes, 144A
10.750%	10/14/30		600	709,122
Sr. Unsec’d. Notes, 144A
8.125%	01/18/26		440	432,951
9.250%	09/15/22		290	310,013
Sr. Unsec’d. Notes, RegS
7.875%	08/07/23		350	344,021
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes, 144A
4.500%	05/03/26		350	336,875
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes, EMTN
3.800%	08/08/17	JPY	44,000	366,118
Honduras Government International Bond (Honduras), Sr. Unsec’d. Notes, RegS
7.500%	03/15/24		250	267,100
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes
5.750%	11/22/23		1,956	2,168,715
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.875%	01/15/24		3,086	$3,404,796
Sr. Unsec’d. Notes, RegS
3.375%	04/15/23		1,120	1,092,536
3.750%	04/25/22		600	602,245
5.250%	01/17/42		5,044	5,083,409
Indonesia Treasury Bond (Indonesia), Sr. Unsec’d. Notes
8.375%	09/15/26	IDR	658,000	50,159
8.375%	03/15/34	IDR	18,305,000	1,365,487
Italy Buoni Poliennali del Tesoro (Italy), Bonds
2.000%	12/01/25	EUR	5,950	6,428,415
Bonds, RegS
4.000%	02/01/37	EUR	4,600	5,953,881
Bonds, RegS, 144A
3.250%	09/01/46	EUR	1,410	1,588,810
Bonds, TIPS
3.750%	09/01/24	EUR	200	245,841
Bonds, TIPS, RegS
2.550%	09/15/41	EUR	90	129,814
3.100%	09/15/26	EUR	100	137,164
5.000%	09/01/40	EUR	3,110	4,524,327
Bonds, TIPS, RegS, 144A
4.750%	09/01/44	EUR	700	996,629
Sr. Unsec’d. Notes, TIPS, RegS, 144A
2.350%	09/15/24	EUR	530	643,484
4.750%	09/01/28	EUR	1,100	1,487,690
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, EMTN, RegS
6.000%	08/04/28	GBP	1,500	2,259,543
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, 144A
6.375%	03/03/28		220	214,337
Sr. Unsec’d. Notes, RegS
5.750%	12/31/32		594	548,993
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes
6.750%	04/28/28		420	459,900
7.625%	07/09/25		420	479,098
8.000%	03/15/39		300	331,611
Jordan Government International Bond (Jordan), Sr. Unsec’d. Notes, 144A
5.750%	01/31/27		1,020	966,450
6.125%	01/29/26		200	201,108
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, RegS
3.875%	10/14/24		2,205	2,210,513
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes, 144A
5.875%	06/24/19		350	357,655
Magyar Export-Import Bank ZRT (Hungary), Gov’t. Gtd. Notes, 144A
4.000%	01/30/20		980	1,004,996
Mexican Bonos (Mexico), Bonds
7.750%	05/29/31	MXN	13,344	642,529
Sr. Unsec’d. Notes
7.750%	11/13/42	MXN	155,226	7,375,628
Mexican Bonos de Proteccion al Ahorro (Mexico), Bonds

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.600%(c)	01/04/18		MXN	16,400	$812,717
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
3.600%	01/30/25			230	221,720
4.600%	01/23/46			4,840	4,343,900
6.050%	01/11/40			110	118,965
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44			1,308	1,189,364
Namibia International Bonds (Namibia), Sr. Unsec’d. Notes, 144A
5.250%	10/29/25			610	597,251
New South Wales Treasury Corp. (Australia), Gov’t. Gtd. Notes
2.750%	11/20/25		AUD	500	516,414
New Zealand Government Bond (New Zealand), Sr. Unsec’d. Notes, RegS
2.000%	09/20/25		NZD	1,100	803,158
2.500%	09/20/35		NZD	200	143,621
3.000%	09/20/30		NZD	300	237,562
Nigeria Government International Bond (Nigeria), Sr. Unsec’d. Notes, 144A
6.375%	07/12/23			480	463,363
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, 144A
4.750%	06/15/26			400	386,553
Pakistan Government International Bond (Pakistan), Sr. Unsec’d. Notes, RegS
8.250%	04/15/24			590	639,982
Panama Government International Bond (Panama), Sr. Unsec’d. Notes
6.700%	01/26/36			320	388,320
Paraguay Government International Bond (Paraguay), Sr. Unsec’d. Notes, 144A
5.000%	04/15/26			580	590,150
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes
5.625%	11/18/50			1,382	1,565,115
6.550%	03/14/37	(a)		330	414,315
7.125%	03/30/19			442	490,620
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes
3.950%	01/20/40			1,380	1,358,625
5.000%	01/13/37			1,100	1,241,263
Poland Government International Bond (Poland), Sr. Unsec’d. Notes
5.000%	03/23/22			1,590	1,732,067
ProvInce of British Columbia (Canada), Sr. Unsec’d. Notes
2.700%	12/18/22		CAD	300	233,976
ProvInce of Ontario (Canada), Debs.
6.200%	06/02/31		CAD	100	102,374
Sr. Unsec’d. Notes
2.450%	06/29/22			300	299,832
Unsec’d. Notes
3.150%	06/02/22		CAD	1,500	1,191,934
3.450%	06/02/45		CAD	700	542,587
3.500%	06/02/24		CAD	2,400	1,941,218
ProvInce of Quebec (Canada), Bonds

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
5.000%	12/01/41	CAD	200	$192,662
Debs.
6.000%	10/01/29	CAD	300	297,379
Notes
4.250%	12/01/21	CAD	600	500,025
Unsec’d. Notes
3.000%	09/01/23	CAD	700	549,589
3.500%	12/01/22	CAD	900	728,412
5.000%	12/01/38	CAD	300	283,957
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A
7.875%	06/15/27		380	374,755
9.125%	03/16/24		1,320	1,436,160
Provincia de Cordoba (Argentina), Sr. Unsec’d. Notes, 144A
7.125%	06/10/21		430	441,825
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A
4.875%	01/22/24		20	21,154
Sr. Unsec’d. Notes, RegS
4.875%	01/22/24		1,270	1,343,254
Russian Federal Bond (Russia), Bonds
7.050%	01/19/28	RUB	112,450	1,675,808
8.150%	02/03/27	RUB	315,750	5,126,546
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, 144A
4.875%	09/16/23		1,000	1,053,420
5.625%	04/04/42		3,200	3,441,190
Sr. Unsec’d. Notes, RegS
7.500%	03/31/30		2,862	3,446,149
Senegal Government International Bond (Senegal), Bonds, RegS
6.250%	07/30/24		310	308,785
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes
4.875%	04/14/26		1,400	1,393,000
Spain Government Bond (Spain), Bonds, RegS, 144A
5.150%	10/31/44	EUR	2,400	3,831,410
Sr. Unsec’d. Notes, RegS, 144A
2.150%	10/31/25	EUR	400	451,482
2.750%	10/31/24	EUR	6,200	7,338,148
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, 144A
6.000%	01/14/19		470	483,210
6.825%	07/18/26		1,040	1,022,934
Sr. Unsec’d. Notes, RegS
5.875%	07/25/22		730	717,058
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
3.250%	03/23/23		2,410	2,135,863
4.250%	04/14/26		810	720,006
6.750%	05/30/40		2,999	3,018,494
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, 144A
7.750%	09/01/20		1,050	1,035,363
United Kingdom Gilt (United Kingdom), Bonds, RegS
2.750%	09/07/24	GBP	400	558,576

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.000%	03/07/22	GBP	800	$1,159,271
4.250%	06/07/32	GBP	300	501,905
4.250%	03/07/36	GBP	2,300	3,975,829
4.250%	12/07/40	GBP	1,300	2,346,960
4.750%	12/07/30	GBP	400	692,219
4.750%	12/07/38	GBP	200	377,647
Unsec’d. Notes, RegS
3.250%	01/22/44	GBP	7,000	11,148,653
4.500%	09/07/34	GBP	500	877,591
United Kingdom Gilt Inflation Linked (United Kingdom), Bonds, TIPS, RegS
0.125%	03/22/24	GBP	1,970	3,119,250
0.125%	03/22/26	GBP	670	1,022,556
0.125%	03/22/44	GBP	80	169,994
Sr. Unsec’d. Notes, TIPS, RegS
0.125%	03/22/46	GBP	270	555,416
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes
4.375%	10/27/27		192	192,952
5.100%	06/18/50		960	864,000
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes
9.250%	09/15/27		3,479	1,765,593
Sr. Unsec’d. Notes, RegS
7.750%	10/13/19		5,108	2,834,940
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes, 144A
4.800%	11/19/24		820	807,582
Zambia Government International Bond (Zambia), Sr. Unsec’d. Notes, 144A
8.970%	07/30/27		350	345,625

TOTAL FOREIGN GOVERNMENT BONDS
(cost $232,198,861)				216,574,507

MUNICIPAL BONDS — 0.1%
Alabama
County of Jefferson AL Sewer Revenue, Revenue Bonds
6.500%	10/01/53		140	165,278

California
City of Riverside CA Electric Revenue, Revenue Bonds, BABs
7.455%	10/01/30		600	794,040
Inland Valley Development Agency, Tax Allocation
5.500%	03/01/33		130	140,695

				934,735

Florida
Sumter Landing Community Development District, Revenue Bonds
4.172%	10/01/47		150	145,085

Illinois — 0.1%
City of Chicago, General Obligation Unlimited
5.630%	01/01/22		800	780,752
6.314%	01/01/44		200	178,324
7.375%	01/01/33		600	605,982

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
Illinois (continued)
State of Illinois, General Obligation Unlimited
5.100%	06/01/33			370	$330,595

					1,895,653

Michigan
Michigan Finance Authority, Revenue Bonds
5.000%	07/01/27			290	328,608

New Jersey
New Jersey Transportation Trust Fund Authority, Revenue Bonds, BABs
6.561%	12/15/40			160	176,315

New York
Port Authority of New York & New Jersey, Revenue Bonds
4.823%	06/01/45			220	230,358

TOTAL MUNICIPAL BONDS (cost $3,688,100)					3,876,032

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.7%
Alternative Loan Trust, Series 2005-22T1, Class A2, IO
4.314%(c)	06/25/35	(g)		556	78,398
Series 2005-J12, Class 2A1
1.026%(c)	08/25/35			941	605,586
Series 2006-OA12, Class A1B
0.929%(c)	09/20/46			720	524,177
Series 2006-OA19, Class A1
0.919%(c)	02/20/47			727	504,351
Series 2007-OA6, Class A1B
0.956%(c)	06/25/37			208	184,400
American Home Mortgage Assets Trust, Series 2006-1, Class 2A1
0.946%(c)	05/25/46			129	93,992
Series 2007-1, Class A1
1.267%(c)	02/25/47			800	468,705
Banc of America Funding Trust, Series 2005-7, Class 4A3
5.750%	11/25/35			189	194,945
Series 2006-I, Class 4A1
3.641%(c)	10/20/46			104	77,993
Banc of America Mortgage Trust, Series 2005-B, Class 2A1
3.063%(c)	03/25/35			1,399	1,261,402
Series 2005-H, Class 2A5
3.242%(c)	09/25/35			117	112,319
Bancaja 6 Fondo de Titulizacion de Activos (Spain), Series 6, Class A2, RegS
1.197%(s)	02/20/36		EUR	103	106,601
BCAP LLC Trust, Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37			164	168,624
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A1
3.071%(c)	03/25/35			24	23,078
Series 2005-10, Class A2

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.108%(c)	10/25/35		6	$6,080
Berica ABS Srl (Italy), Series 2011-1, Class A1, RegS
0.019%(c)	12/31/55	EUR	198	207,522
Berica Residential MBS Srl (Italy), Series 8, Class A, RegS
0.066%(c)	03/31/48	EUR	450	470,058
Citicorp Mortgage Securities Trust, Series 2007-3, Class 1A1
6.000%	04/25/37		11	10,828
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA
3.395%(c)	09/25/37		139	118,369
Claris ABS (Italy), Series 2011-1, Class A, RegS
0.137%(c)	10/31/60	EUR	740	777,281
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-46, Class 7A1
3.146%(c)	01/19/34		34	32,543
Series 2004-12, Class 12A1
3.095%(c)	08/25/34		61	51,912
Darrowby No. 2 PLC (United Kingdom), Series 2012-1, Class A, RegS
2.098%(c)	02/20/44	GBP	384	474,487
EuroMASTR PLC (United Kingdom), Series 2007-1V, Class A2, RegS
0.573%(c)	06/15/40	GBP	296	338,179
Eurosail PLC (United Kingdom), Series 2006-4X, Class A3A, RegS
2.195%(s)	12/10/44	EUR	220	226,861
Series 2006-4X, Class A3C, RegS
0.536%(c)	12/10/44	GBP	527	632,904
Series 2007-3A, Class A3C, 144A
1.325%(c)	06/13/45	GBP	76	89,267
Series 2007-3X, Class A3A, RegS
1.325%(c)	06/13/45	GBP	229	267,836
Fannie Mae Connecticut Avenue Securities, Series 2014-C03, Class 1M2(x)
3.756%(c)	07/25/24		840	842,279
Series 2015-C03, Class 2M2(x)
5.756%(c)	07/25/25		370	397,344
Fannie Mae REMICS, Series 2010-123, Class FK
1.206%(c)	11/25/40		402	399,392
Series 2011-3, Class FA
1.436%(c)	02/25/41		118	118,893
FDIC Guaranteed Notes Trust, Series 2010-S2, Class 1A, 144A
1.034%(c)	11/29/37		286	285,795
Freddie Mac REMICS, Series 3172, Class FK
1.154%(c)	08/15/33		78	78,469
Series 3397, Class FC
1.304%(c)	12/15/37		77	77,028
Freddie Mac Strips, Series 278, Class F1
1.154%(c)	09/15/42		399	396,946

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Giovecca Mortgages Srl (Italy), Series 2011-1, Class A, RegS
0.287%(c)	04/23/48		EUR	139	$146,075
Government National Mortgage Assoc., Series 2015-H18, Class FB
1.130%(c)	07/20/65			947	932,921
Series 2015-H26, Class FA
1.050%(c)	10/20/65			1,878	1,866,446
Series 2015-H30, Class FA
1.210%(c)	08/20/61			857	855,622
Series 2015-H30, Class FB
1.210%(c)	03/20/62			1,412	1,412,936
Series 2016-H02, Class FH
1.000%(c)	01/20/66			886	894,727
Series 2016-H11, Class FE
1.380%(c)	04/20/66			1,789	1,785,374
GSR Mortgage Loan Trust, Series 2003-1, Class A2
2.220%(c)	03/25/33			41	40,295
Series 2005-AR1, Class 1A1
3.455%(c)	01/25/35			11	10,882
Series 2005-AR3, Class 6A1
3.102%(c)	05/25/35			145	135,492
Harborview Mortgage Loan Trust, Series 2005-13, Class 2A11
1.016%(c)	02/19/36			187	135,112
Homestar Mortgage Acceptance Corp., Series 2004-1, Class M1
1.551%(c)	03/25/34			1,546	1,277,377
Impac CMB Trust, Series 2004-11, Class 2A1
1.416%(c)	03/25/35			121	110,734
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class A24
1.066%(c)	07/25/47			1,298	832,448
IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1
3.396%(c)	11/25/35			31	28,777
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
0.946%(c)	09/25/46			150	123,555
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A1
3.248%(c)	08/25/35			37	36,812
Series 2007-A1, Class 1A1
3.218%(c)	07/25/35			42	41,458
Kensington Mortgage Securities PLC (United Kingdom), Series 2007-1X, Class A3C, RegS
1.129%(c)	06/14/40			1,314	1,236,559
Lehman Mortgage Trust, Series 2006-5, Class 2A2, IO
6.394%(c)	09/25/36	(g)		677	209,927
Series 2007-2, Class 2A12, IO
5.934%(c)	02/25/37	(g)		577	155,088
Ludgate Funding PLC (United Kingdom), Series 2008-W1X, Class A1, RegS
0.983%(c)	01/01/61		GBP	214	250,638

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Mansard Mortgages PLC (United Kingdom), Series 2007-2X, Class A1, RegS
1.023%(c)	12/15/49		GBP	767	$900,848
Marche Mutui 4 Srl (Italy), Series 4, Class A, RegS
0.108%(c)	02/25/55		EUR	247	259,385
Marche Mutui Srl (Italy), Series 6, Class A1, RegS
1.938%(c)	01/27/64		EUR	48	50,505
Maxis Loans Securitisation (Australia), Series 2009-1, Class A1
3.810%(c)	09/12/39		AUD	18	12,683
Mellon Residential Funding Corp., Series 1999-TBC3, Class A2
2.610%(c)	10/20/29			13	12,842
Merrill Lynch Mortgage Investors Trust, Series 2003-A2, Class 1A1
2.920%(c)	02/25/33			68	65,098
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A
1.102%(c)	10/07/20			126	126,585
Series 2010-R2, Class 2A
1.122%(c)	11/05/20			1,385	1,387,099
Series 2010-R3, Class 1A
1.212%(c)	12/08/20			101	101,442
Series 2010-R3, Class 2A
1.212%(c)	12/08/20			972	976,527
Series 2011-R1, Class 1A
1.102%(c)	01/08/20			277	278,047
Newgate Funding PLC (United Kingdom), Series 2007-1X, Class A3, RegS
0.545%(c)	12/01/50		GBP	1,100	1,215,105
Series 2007-2X, Class A2, RegS
0.503%(c)	12/15/50		GBP	381	455,922
Series 2007-3X, Class A3, RegS
1.373%(c)	12/15/50		GBP	884	992,288
Series 2007-3X, Class BA
1.757%(c)	12/15/50		GBP	241	267,568
Puma Finance Pty Ltd. (Australia), Series 2014-1, Class A
2.515%(c)	05/13/45		AUD	229	164,850
Residential Accredit Loans, Inc Trust, Series 2006-QA1, Class A21
4.137%(c)	01/25/36			1,894	1,505,596
Series 2007-QO2, Class A1
0.906%(c)	02/25/47			868	485,074
Residential Asset Securitization Trust, Series 2005-A15, Class 2A11, IO
4.794%(c)	02/25/36	(g)		2,140	374,463
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1
6.500%	03/25/32			9	9,086
ResLoC UK PLC (United Kingdom), Series 2007-1X, Class A3B, RegS
0.533%(c)	12/15/43		GBP	278	316,150
RMAC Securities No. 1 PLC (United Kingdom), Series 2006-NS2X, Class A2C, RegS
2.136%(s)	06/12/44		EUR	687	674,787

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-NS3X, Class A2A, RegS
0.526%(c)	06/12/44	GBP	873	$988,809
Sequoia Mortgage Trust, Series 2003-4, Class 2A1
1.089%(c)	07/20/33		108	100,650
Series 2007-3, Class 1A1
0.939%(c)	07/20/36		69	63,183
SMHL Securitisation Fund (Australia), Series 2009-3, Class A1
3.015%(c)	11/07/40	AUD	38	27,419
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 5A
3.322%(c)	12/25/34		73	70,775
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A2
0.986%(c)	07/19/35		214	207,517
Series 2006-AR6, Class 2A1
0.946%(c)	07/25/46		198	163,782
Series 2006-AR7, Class A1BG
0.876%(c)	08/25/36		623	495,627
Thornburg Mortgage Securities Trust, Series 2003-5, Class 1A
2.559%(c)	10/25/43		67	64,975
Series 2007-3, Class 2A1
2.878%(c)	06/25/47		55	49,262
Series 2007-3, Class 4A1
5.750%(c)	06/25/47		65	58,786
Trinity Square PLC (United Kingdom), Series 2015-1A, Class A, 144A
1.551%(c)	07/15/51	GBP	521	644,207
Uropa Securities PLC (United Kingdom), Series 2007-1, Class A2B, RegS
0.599%(s)	10/10/40	EUR	289	301,785
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-11, Class A8
5.750%	01/25/36		824	721,685
Series 2005-AR10, Class 3A1
3.007%(c)	08/25/35		4	4,075
Series 2005-AR14, Class 2A1
2.964%(c)	12/25/35		154	140,287
Series 2006-AR7, Class 3A
2.098%(c)	07/25/46		281	259,208
Series 2006-AR14, Class 1A4
2.617%(c)	11/25/36		312	276,441
Series 2007-HY5, Class 2A1
2.523%(c)	05/25/37		1,838	1,460,825
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 1A1
2.925%(c)	03/25/35		203	202,584
Series 2006-AR6, Class 3A1
3.109%(c)	03/25/36		163	154,600

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $42,960,916)				40,312,531

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal National Mortgage Assoc.
2.769%(c)	09/01/19		—	(r)	$56
3.000%	TBA		21,000		20,830,108
3.000%	TBA		2,000		1,983,820
3.500%	TBA		33,000		33,771,505
3.500%	TBA		5,300		5,432,086
3.500%	TBA		200		204,984
3.500%	TBA		3,000		3,070,137
4.000%	TBA		3,000		3,149,707

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $68,187,102)					68,442,403

U.S. TREASURY OBLIGATIONS — 4.1%
U.S. Treasury Bonds
2.250%	08/15/46		250		210,205
3.000%	05/15/45		10,060		9,924,029
3.000%	11/15/45		1,940		1,913,476
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/18		1,549		1,634,428
0.125%	04/15/19		6,030		6,297,833
0.125%	04/15/20		13,200		13,765,937
0.125%	04/15/21		3,740		3,836,030
0.125%	01/15/22	(hh)	19,380		20,731,585
0.125%	07/15/22		14,000		14,752,364
0.125%	01/15/23	(hh)(k)	4,400		4,573,517
0.125%	07/15/24	(k)	5,490		5,490,213
0.250%	01/15/25		2,320		2,328,455
0.375%	07/15/23	(h)	5,230		5,480,732
0.375%	07/15/25		400		405,485
0.625%	01/15/24		8,330		8,780,753
0.625%	01/15/26		2,100		2,154,983
0.625%	02/15/43	(h)	640		616,025
0.750%	02/15/45		1,400		1,352,160
1.000%	02/15/46	(h)	6,570		6,730,446
1.125%	01/15/21	(h)	100		115,916
1.250%	07/15/20		4,420		5,173,809
1.375%	07/15/18	(h)	150		174,471
1.375%	02/15/44		7,670		8,681,063
1.625%	01/15/18	(h)	200		236,782
1.750%	01/15/28		700		901,745
2.125%	02/15/40		1,420		1,966,737
2.125%	02/15/41		750		1,030,503
2.375%	01/15/25		9,750		14,355,359
2.375%	01/15/27		5,080		7,132,656
2.500%	01/15/29		25,570		34,721,172
3.625%	04/15/28		10,820		21,261,937
3.875%	04/15/29		2,980		5,990,406
U.S. Treasury Notes
2.000%	02/15/25	(h)(hh)	7,110		6,920,028
2.000%	11/15/26		300		288,644
2.250%	12/31/23		3,700		3,701,735

TOTAL U.S. TREASURY OBLIGATIONS (cost $225,367,894)					223,631,619

TOTAL LONG-TERM INVESTMENTS (cost $3,842,989,873)					4,428,924,136

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 21.1%
AFFILIATED MUTUAL FUNDS — 11.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	546,706,769	$546,706,769
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $51,544,607; Includes $51,488,555 of cash collateral for securities on loan)(b)(w)	51,533,925	51,544,231

TOTAL AFFILIATED MUTUAL FUNDS (cost $598,251,376)(Note 4)		598,251,000

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 7.4%
U.S. Treasury Bills
0.005%	03/16/17	(k)	14,100	14,085,900
0.315%	01/05/17		170,000	169,996,600
0.343%	01/12/17	(k)	17,500	17,498,250
0.355%	01/26/17	(k)	36,430	36,420,200
0.375%	02/16/17	(k)	27,000	26,985,472
0.388%	01/26/17	(k)	12,000	11,996,771
0.390%	01/26/17	(k)	1,500	1,499,597
0.391%	01/26/17	(k)	2,500	2,499,328
0.418%	03/23/17	(k)	26,000	25,971,477
0.425%	01/12/17	(k)	7,300	7,299,268
0.447%	02/16/17	(k)	12,000	11,993,543
0.449%	02/16/17	(k)	2,500	2,498,655
0.450%	02/16/17	(k)	1,500	1,499,193
0.451%	02/23/17		15,000	14,989,995
0.457%	03/02/17		300	299,766
0.475%	03/09/17	(h)	15,000	14,987,009
0.500%	03/23/17	(k)	1,000	998,903
0.501%	04/20/17		24,500	24,460,580
0.511%	03/23/17	(k)	13,300	13,285,410
0.531%	03/09/17	(h)	300	299,740
0.534%	03/16/17	(k)	1	999

TOTAL U.S. TREASURY OBLIGATIONS (cost $399,570,185)				399,566,656

			Shares
UNAFFILIATED FUNDS — 1.8%
BlackRock Liquidity Funds T-Fund Portfolio			41,492,240	41,492,240
Dreyfus Treasury Securities Cash Management			29,683,244	29,683,244
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio			28,066,669	28,066,669

TOTAL UNAFFILIATED FUNDS (cost $99,242,153)				99,242,153

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CERTIFICATES OF DEPOSIT — 0.3%
Barclays Bank PLC (United Kingdom)
1.745%(c)	11/06/17		3,400	$3,403,022
1.751%(c)	09/08/17		2,400	2,403,715
Credit Suisse AG (Switzerland)
1.753%(c)	09/12/17		5,400	5,407,318
Mitsubishi UFJ Trust & Banking Corp. (Japan)
1.713%(c)	09/19/17		400	400,729
Natixis SA (France)
1.688%(c)	09/25/17		1,500	1,505,099
NorInchukin Bank (Japan)
1.589%(c)	10/12/17		1,600	1,603,698
Sumitomo Mitsui Banking Corp. (Japan)
1.663%(c)	09/15/17		2,000	2,003,296
Sumitomo Mitsui Trust Bank Ltd. (Japan)
1.574%(c)	10/06/17		500	500,820
1.723%(c)	09/18/17		1,000	1,001,903

TOTAL CERTIFICATES OF DEPOSIT (cost $18,200,000)				18,229,600

COMMERCIAL PAPER(n) — 0.2%
Autonation, Inc.
1.302%	01/03/17		1,500	1,499,827
Dominion Resources, Inc.
1.042%	01/13/17		1,300	1,299,590
Entergy Corp.
1.091%	01/04/17		2,000	1,999,739
Enterprise Products Operating LLC
0.972%	01/03/17		1,400	1,399,881
Ford Motor Co.
1.678%	11/02/17		600	590,309
Marriott International, Inc.
1.002%	01/18/17		2,000	1,999,101
NiSource Finance Corp.
1.051%(s)	01/09/17		1,900	1,899,581
Standard Chartered PLC
1.445%	07/03/17		900	893,756
Viacom, Inc.
1.532%	02/03/17	(g)	900	899,154

TOTAL COMMERCIAL PAPER (cost $12,481,721)				12,480,938

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.2%
Federal Home Loan Bank
0.309%	01/05/17		2,000	1,999,958
0.485%	02/07/17		3,100	3,098,493
0.490%	01/05/17		1,800	1,799,962
0.500%	01/25/17		200	199,954
0.500%	01/18/17		1,100	1,099,826
0.520%	02/01/17		1,800	1,799,275

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $9,996,984)				9,997,468

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Principal Amount (000)#	Value (Note 2)
REPURCHASE AGREEMENT(m) — 0.2%
Bank of Nova Scotia (The),	7,700	$7,700,000
0.470%, dated 12/30/16, due 01/03/17 in the amount of $7,700,402 (cost $7,700,000)

Interest Rate	Maturity Date
FOREIGN TREASURY OBLIGATION
Mexico Cetes
— %(p) (cost $48,669)	02/02/17	MXN	10,000	47,979

Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
30 Day Federal Funds Futures,
expiring 01/31/17, Strike Price $99.44		154	385
5 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $121.50		150	—
10 Year Euro-Bund Futures,
expiring 01/27/17, Strike Price 170.00	EUR	100	1,053
expiring 01/27/17, Strike Price 172.00	EUR	293	3,084
10 Year Japanese Bonds Futures,
expiring 01/31/17, Strike Price $152.50		7	599
10 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $123.00		18	27,563
expiring 01/27/17, Strike Price $123.50		3	3,469
expiring 01/27/17, Strike Price $131.00		167	2,609
expiring 01/27/17, Strike Price $133.50		18	—
expiring 01/27/17, Strike Price $134.00		687	—
expiring 01/27/17, Strike Price $134.50		30	—
expiring 01/27/17, Strike Price $135.00		43	—
expiring 01/27/17, Strike Price $135.50		5	—
expiring 02/24/17, Strike Price $135.50		50	781
expiring 02/24/17, Strike Price $137.00		350	5,469
expiring 02/24/17, Strike Price $137.50		250	—
20 Year U.S. Treasury Bonds Futures,
expiring 01/27/17, Strike Price $149.00		28	70,000
expiring 01/27/17, Strike Price $172.00		58	—

Counterparty		Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Call Options (continued)
expiring 01/27/17, Strike Price $175.00			73	$—
Canadian Dollar Currency,
expiring 02/03/17, Strike Price 74.00			9	9,540
Currency Option United States Dollar vs Japanese Yen,
expiring 02/21/17, Strike Price 105.00	Citigroup Global Markets		16	157,729
Currency Option United States Dollar vs Saudi Arabian Riyal,
expiring 01/14/17, Strike Price 3.84	Citigroup Global Markets		5,988	518
Interest Rate Swap Options,
Receive a fixed rate of 2.15% and pay a floating rate based on 3 Month LIBOR, expiring 06/15/18	Deutsche Bank AG		13	48,668

				331,467

Put Options
90 Day Sterling Futures,
expiring 06/21/17, Strike Price 98.50		GBP	78	—
5 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $111.00			1,210	9,454
expiring 01/27/17, Strike Price $111.50			18	141
expiring 01/27/17, Strike Price $111.75			10	78
expiring 01/27/17, Strike Price $112.00			272	2,125
expiring 01/27/17, Strike Price $112.25			111	1,734
expiring 02/24/17, Strike Price $104.00			50	391
expiring 03/24/17, Strike Price $94.00			196	1,531
expiring 03/24/17, Strike Price $99.00			246	1,922
10 Year Euro-Bund Futures,
expiring 02/24/17, Strike Price 145.00		EUR	285	3,000
10 Year U.S. Treasury Notes Futures,
expiring 02/24/17, Strike Price $113.00			36	—
expiring 03/24/17, Strike Price $92.00			117	—
20 Year U.S. Treasury Bonds Futures,
expiring 01/27/17, Strike Price $124.00			212	—
expiring 01/27/17, Strike Price $127.00			86	—
expiring 01/27/17, Strike Price $128.00			200	—

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
expiring 01/27/17, Strike Price $131.00		242	$—
expiring 01/27/17, Strike Price $132.00		56	—
Canadian Dollar Currency,
expiring 01/06/17, Strike Price 71.00		68	340
Currency Option United States Dollar vs Mexican Peso,
expiring 02/11/17, Strike Price 20.06	Goldman Sachs & Co.	15	7,718
expiring 02/11/17, Strike Price 20.33	Goldman Sachs & Co.	15	12,257
Euro Schatz. DUA Index Futures,
expiring 02/24/17, Strike Price 111.50		EUR 445	2,342
Interest Rate Swap Options,
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 01/09/17	Goldman Sachs & Co.	280	835
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 02/06/17	Morgan Stanley	212	6,272
Pay a fixed rate of 1.20% and receive a floating rate based on 3 Month LIBOR, expiring 02/13/17	Citigroup Global Markets	149	9,924
Pay a fixed rate of 1.25% and receive a floating rate based on 3 Month LIBOR, expiring 02/21/17	Morgan Stanley	115	5,674
Pay a fixed rate of 3.02% and receive a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley	13	32,518
Pay a fixed rate of 2.15% and receive a floating rate based on 3 Month LIBOR, expiring 06/15/18	Deutsche Bank AG	13	185,961
Pay a fixed rate of 2.72% and receive a floating rate based on 3 Month LIBOR, expiring 07/16/18	Morgan Stanley	39	124,317

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 2.77% and receive a floating rate based on 3 Month LIBOR, expiring 07/16/18	Morgan Stanley	52	$157,346
Pay a fixed rate of 2.91% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley	6	38,349
Pay a fixed rate of 2.94% and receive a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.	6	36,696
Pay a fixed rate of 2.61% and receive a floating rate based on 3 Month LIBOR, expiring 10/17/18	Morgan Stanley	7	66,837
Pay a fixed rate of 2.86% and receive a floating rate based on 3 Month LIBOR, expiring 10/23/18	Deutsche Bank AG	5	35,903
Pay a fixed rate of 2.61% and receive a floating rate based on 3 Month LIBOR, expiring 11/15/18	Morgan Stanley	2	19,417
Pay a fixed rate of 2.59% and receive a floating rate based on 3 Month LIBOR, expiring 12/10/18	Morgan Stanley	2	27,090
Pay a fixed rate of 2.60% and receive a floating rate based on 3 Month LIBOR, expiring 03/29/19	Morgan Stanley	9	94,922
Japanese Yen Currency,
expiring 03/03/17, Strike Price 85.00		13	16,750
expiring 03/03/17, Strike Price 94.00		6	51,250

			953,094

TOTAL OPTIONS PURCHASED (cost $1,252,473)			1,284,561

TOTAL SHORT-TERM INVESTMENTS (cost $1,146,743,561)			1,146,800,355

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 102.5% (cost $4,989,733,434)			5,575,724,491

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SECURITIES SOLD SHORT(q) — (3.0)%
COMMON STOCKS — (3.0)%	Shares	Value (Note 2)
Aerospace & Defense — (0.1)%
Aerovironment, Inc.*	4,900	$(131,467)
Arconic, Inc.	4,953	(91,829)
Boeing Co. (The)	5,689	(885,664)
KLX, Inc.*	2,600	(117,286)
Lockheed Martin Corp.	2,170	(542,370)
Orbital ATK, Inc.	1,500	(131,595)
Raytheon Co.	780	(110,760)
Rockwell Collins, Inc.	3,119	(289,318)
TransDigm Group, Inc.	2,500	(622,400)
Triumph Group, Inc.	1,300	(34,450)

		(2,957,139)

Air Freight & Logistics
C.H. Robinson Worldwide, Inc.	1,660	(121,612)
Echo Global Logistics, Inc.*	3,900	(97,695)
Expeditors International of Washington, Inc.	3,040	(160,998)
United Parcel Service, Inc. (Class B Stock)	1,680	(192,595)

		(572,900)

Airlines
American Airlines Group, Inc.	15,500	(723,695)

Auto Components
Autoliv, Inc. (Sweden)	760	(85,994)
Delphi Automotive PLC	8,000	(538,800)
Dorman Products, Inc.*	1,100	(80,366)
Gentherm, Inc.*	2,400	(81,240)
Goodyear Tire & Rubber Co. (The)	3,200	(98,784)

		(885,184)

Automobiles
Ford Motor Co.	8,290	(100,558)
General Motors Co.	5,720	(199,285)

		(299,843)

Banks — (0.1)%
Bank of Hawaii Corp.	4,301	(381,456)
BB&T Corp.	1,980	(93,100)
Canadian Imperial Bank of Commerce (Canada)	4,840	(394,943)
Commerce Bancshares, Inc.	5,853	(338,362)
CVB Financial Corp.	9,600	(220,128)
Fifth Third Bancorp	8,570	(231,133)
First Horizon National Corp.	5,450	(109,055)
FNB Corp.	28,423	(455,621)
KeyCorp	1	(18)
M&T Bank Corp.	1,800	(281,574)
MB Financial, Inc.	3,500	(165,305)
Old National Bancorp	4,300	(78,045)
PacWest Bancorp	6,800	(370,192)
People’s United Financial, Inc.	52,953	(1,025,170)
Pinnacle Financial Partners, Inc.	2,400	(166,320)
PNC Financial Services Group, Inc. (The)	2,610	(305,266)
SVB Financial Group*	3,300	(566,478)
U.S. Bancorp	12,170	(625,173)
UMB Financial Corp.	4,900	(377,888)
United Bankshares, Inc.	8,011	(370,509)
Valley National Bancorp	11,800	(137,352)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Webster Financial Corp.	4,500	$(244,260)

		(6,937,348)

Beverages
Brown-Forman Corp. (Class B Stock)	3,080	(138,354)
Coca-Cola Co. (The)	16,190	(671,237)
Molson Coors Brewing Co. (Class B Stock)	5,700	(554,667)

		(1,364,258)

Biotechnology — (0.1)%
AbbVie, Inc.	7,710	(482,800)
ACADIA Pharmaceuticals, Inc.*	15,500	(447,020)
Agios Pharmaceuticals, Inc.*	3,400	(141,882)
Alexion Pharmaceuticals, Inc.*	4,900	(599,515)
Amgen, Inc.	3,094	(452,374)
Amicus Therapeutics, Inc.*	27,200	(135,184)
Array BioPharma, Inc.*	32,400	(284,796)
Bluebird Bio, Inc.*	8,300	(512,110)
Clovis Oncology, Inc.*	7,000	(310,940)
Halozyme Therapeutics, Inc.*	14,300	(141,284)
Pluristem Therapeutics, Inc.*	469	(671)
Portola Pharmaceuticals, Inc.*	6,400	(143,616)
Prothena Corp. PLC (Ireland)*	3,200	(157,408)
Puma Biotechnology, Inc.*	6,600	(202,620)
Radius Health, Inc.*	9,500	(361,285)
Regeneron Pharmaceuticals, Inc.*	130	(47,722)
Repligen Corp.*	2,200	(67,804)
Sarepta Therapeutics, Inc.*	8,400	(230,412)
Seattle Genetics, Inc.*	11,500	(606,855)
TESARO, Inc.*	5,800	(779,984)

		(6,106,282)

Building Products
Advanced Drainage Systems, Inc.	2,800	(57,680)
Builders FirstSource, Inc.*	17,100	(187,587)
Caesarstone Ltd. (Israel)*	3,800	(108,870)
Johnson Controls International PLC	5,157	(212,417)
PGT Innovations, Inc.*	4,500	(51,525)

		(618,079)

Capital Markets — (0.1)%
Ares Capital Corp.	4,345	(71,649)
Artisan Partners Asset Management, Inc. (Class A Stock)	4,400	(130,900)
CBOE Holdings, Inc.	10,021	(740,452)
CME Group, Inc.	5,970	(688,640)
Eaton Vance Corp.	5,600	(234,528)
FactSet Research Systems, Inc.	3,400	(555,662)
Federated Investors, Inc. (Class B Stock)	3,910	(110,575)
Franklin Resources, Inc.	6,161	(243,852)
Nasdaq, Inc.	1,830	(122,830)
Northern Trust Corp.	2,570	(228,859)
Penson Worldwide, Inc.*^(g)	32,656	—
Stifel Financial Corp.*	2,800	(139,860)
T. Rowe Price Group, Inc.	1,734	(130,501)
TD Ameritrade Holding Corp.	7,900	(344,440)

		(3,742,748)

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals — (0.1)%
AgroFresh Solutions, Inc.*	5,224	$(13,844)
Air Products & Chemicals, Inc.	1,945	(279,730)
Ashland Global Holdings, Inc.	2,700	(295,083)
CF Industries Holdings, Inc.	21,570	(679,024)
E.I. du Pont de Nemours & Co.	11,049	(810,997)
Ecolab, Inc.	850	(99,637)
Flotek Industries, Inc.*	8,200	(76,998)
FMC Corp.	12,200	(690,032)
International Flavors & Fragrances, Inc.	4,800	(565,584)
Kraton Corp.*	4,000	(113,920)
LyondellBasell Industries NV (Class A Stock)	8,760	(751,433)
Mosaic Co. (The)	22,700	(665,791)
Olin Corp.	26,000	(665,860)
Potash Corp. of Saskatchewan, Inc. (Canada)	27,585	(499,013)
PPG Industries, Inc.	1,150	(108,974)
Praxair, Inc.	2,869	(336,218)
Scotts Miracle-Gro Co. (The) (Class A Stock)	3,600	(343,980)
Sherwin-Williams Co. (The)	770	(206,930)

		(7,203,048)

Commercial Services & Supplies
Clean Harbors, Inc.*	1,800	(100,170)
Covanta Holding Corp.	22,600	(352,560)
Healthcare Services Group, Inc.	10,900	(426,953)
KAR Auction Services, Inc.	2,600	(110,812)
Matthews International Corp. (Class A Stock)	1,300	(99,905)
Mobile Mini, Inc.	6,600	(199,650)
Stericycle, Inc.*	7,500	(577,800)

		(1,867,850)

Communications Equipment — (0.1)%
ARRIS International PLC*	12,500	(376,625)
CalAmp Corp.*	3,100	(44,950)
Ciena Corp.*	7,400	(180,634)
Cisco Systems, Inc.	18,990	(573,878)
Infinera Corp.*	23,800	(202,062)
Juniper Networks, Inc.	14,450	(408,357)
NetScout Systems, Inc.*	19,600	(617,400)
Palo Alto Networks, Inc.*	4,300	(537,715)
ViaSat, Inc.*	6,900	(456,918)

		(3,398,539)

Construction & Engineering
Dycom Industries, Inc.*	2,400	(192,696)
Granite Construction, Inc.	7,100	(390,500)
Valmont Industries, Inc.	500	(70,450)

		(653,646)

Construction Materials
Martin Marietta Materials, Inc.	350	(77,536)
Summit Materials, Inc. (Class A Stock)*	17,811	(423,724)

		(501,260)

Consumer Finance
American Express Co.	790	(58,523)

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
FirstCash, Inc.	4,400	$(206,800)
PRA Group, Inc.*	3,200	(125,120)

		(390,443)

Containers & Packaging — (0.1)%
AptarGroup, Inc.	5,770	(423,807)
Avery Dennison Corp.	3,300	(231,726)
Ball Corp.	7,800	(585,546)
Bemis Co., Inc.	1,090	(52,124)
Berry Plastics Group, Inc.*	7,298	(355,632)
Greif, Inc. (Class A Stock)	1,020	(52,336)
International Paper Co.	890	(47,223)
Sonoco Products Co.	7,120	(375,224)

		(2,123,618)

Distributors
Core-Mark Holding Co., Inc.	6,700	(288,569)
KBS Fashion Group Ltd. (China)*	314	(88)

		(288,657)

Diversified Consumer Services
H&R Block, Inc.	14,200	(326,458)
Houghton Mifflin Harcourt Co.*	17,400	(188,790)

		(515,248)

Diversified Telecommunication Services
AT&T, Inc.	11,773	(500,705)
BCE, Inc. (Canada)	2,552	(110,299)
CenturyLink, Inc.	7,209	(171,430)
Verizon Communications, Inc.	20,780	(1,109,236)

		(1,891,670)

Electric Utilities — (0.1)%
Alliant Energy Corp.	12,900	(488,781)
Duke Energy Corp.	3,670	(284,865)
Fortis, Inc. (Canada)	11,634	(359,249)
Great Plains Energy, Inc.	1,736	(47,480)
IDACORP, Inc.	700	(56,385)
NextEra Energy, Inc.	4,700	(561,462)
OGE Energy Corp.	9,300	(311,085)
Pinnacle West Capital Corp.	4,600	(358,938)
PNM Resources, Inc.	6,800	(233,240)
Southern Co. (The)	32,820	(1,614,416)
Xcel Energy, Inc.	10,500	(427,350)

		(4,743,251)

Electrical Equipment
Acuity Brands, Inc.	2,200	(507,892)
Emerson Electric Co.	2,870	(160,003)

		(667,895)

Electronic Equipment, Instruments & Components
Amphenol Corp. (Class A Stock)	1,680	(112,896)
Belden, Inc.	2,000	(149,540)
Coherent, Inc.*	400	(54,954)
Littelfuse, Inc.	1,100	(166,947)
National Instruments Corp.	8,800	(271,216)
TE Connectivity Ltd.	4,200	(290,976)
Universal Display Corp.*	9,400	(529,220)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
VeriFone Systems, Inc.*	25,000	$(443,250)

		(2,018,999)

Energy Equipment & Services — (0.1)%
Halliburton Co.	14,400	(778,896)
Helmerich & Payne, Inc.	10,000	(774,000)
Patterson-UTI Energy, Inc.	29,700	(799,524)
Schlumberger Ltd.	7,300	(612,835)
Technip SA (France)	5,868	(417,989)
US Silica Holdings, Inc.	5,900	(334,412)

		(3,717,656)

Equity Real Estate Investment Trusts (REITs) — (0.2)%
Acadia Realty Trust	3,300	(107,844)
Alexandria Real Estate Equities, Inc.	3,250	(361,173)
American Tower Corp.	1,530	(161,690)
CoreSite Realty Corp.	1,300	(103,181)
Cousins Properties, Inc.	3,563	(30,321)
Crown Castle International Corp.	640	(55,533)
CyrusOne, Inc.	10,100	(451,773)
Digital Realty Trust, Inc.	614	(60,332)
Education Realty Trust, Inc.	1,800	(76,140)
Federal Realty Investment Trust	5,270	(748,920)
Healthcare Trust of America, Inc. (Class A Stock)	3,440	(100,138)
Kilroy Realty Corp.	5,800	(424,676)
LaSalle Hotel Properties	9,800	(298,606)
Life Storage, Inc.	3,400	(289,884)
Mid-America Apartment Communities, Inc.	6,500	(636,480)
National Retail Properties, Inc.	11,500	(508,300)
New York REIT, Inc.	10,900	(110,308)
NorthStar Asset Management Group, Inc.	6,700	(99,964)
Parkway, Inc*	445	(9,901)
Physicians Realty Trust	12,600	(238,896)
Potlatch Corp.	2,700	(112,455)
Realty Income Corp.	9,600	(551,808)
Regency Centers Corp.	15,231	(1,050,177)
Retail Opportunity Investments Corp.	2,100	(44,373)
Sabra Health Care REIT, Inc	2,400	(58,608)
STAG Industrial, Inc.	4,100	(97,867)
UDR, Inc.	1,640	(59,827)
Ventas, Inc.	5,540	(346,361)
Welltower, Inc.	2,010	(134,529)
Weyerhaeuser Co.	18,700	(562,683)

		(7,892,748)

Food & Staples Retailing — (0.1)%
Chefs’ Warehouse, Inc. (The)*	4,800	(75,840)
Costco Wholesale Corp.	3,800	(608,418)
CVS Health Corp.	4,300	(339,313)
Sysco Corp.	16,190	(896,440)
Wal-Mart Stores, Inc.	2,830	(195,610)
Whole Foods Market, Inc.	13,729	(422,304)

		(2,537,925)

Food Products — (0.1)%
B&G Foods, Inc.	6,700	(293,460)
Campbell Soup Co.	3,120	(188,666)

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
General Mills, Inc.	5,350	$(330,470)
Hershey Co. (The)	1,290	(133,425)
Kellogg Co.	3,780	(278,624)
Kraft Heinz Co. (The)	7,100	(619,972)
McCormick & Co., Inc.	1,800	(167,994)
Pinnacle Foods, Inc.	5,300	(283,285)
Snyder’s-Lance, Inc.	14,000	(536,760)
TreeHouse Foods, Inc.*	7,500	(541,425)

		(3,374,081)

Gas Utilities
Northwest Natural Gas Co.	5,600	(334,880)
South Jersey Industries, Inc.	11,400	(384,066)
UGI Corp.	1,780	(82,022)

		(800,968)

Health Care Equipment & Supplies — (0.1)%
Abbott Laboratories	9,002	(345,767)
AtriCure, Inc.*	1,800	(35,226)
Baxter International, Inc.	3,560	(157,850)
C.R. Bard, Inc.	880	(197,701)
China Medical Technologies, Inc. (China), ADR*^	6,255	—
DENTSPLY SIRONA, Inc.	8,600	(496,478)
DexCom, Inc.*	8,000	(477,600)
Edwards Lifesciences Corp.*	1,010	(94,637)
Endologix, Inc.*	17,900	(102,388)
K2M Group Holdings, Inc.*	8,800	(176,352)
Medtronic PLC	5,696	(405,726)
Meridian Bioscience, Inc.	2,900	(51,330)
Nevro Corp.*	4,600	(334,236)
NuVasive, Inc.*	9,100	(612,976)
Penumbra, Inc.*	2,600	(165,880)
ResMed, Inc.	6,900	(428,145)
Spectranetics Corp. (The)*	8,900	(218,050)
Stryker Corp.	1,250	(149,763)
Varian Medical Systems, Inc.*	1,160	(104,145)
Wright Medical Group NV*	12,400	(284,952)

		(4,839,202)

Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc.*	15,000	(496,500)
Aceto Corp.	2,500	(54,925)
Aetna, Inc.	399	(49,480)
Air Methods Corp.*	8,200	(261,170)
Amedisys, Inc.*	2,500	(106,575)
AmerisourceBergen Corp.	1,330	(103,993)
AMN Healthcare Services, Inc.*	8,200	(315,290)
Capital Senior Living Corp.*	6,700	(107,535)
Cardinal Health, Inc.	3,900	(280,683)
Centene Corp.*	8,200	(463,382)
DaVita, Inc.*	1,650	(105,930)
Diplomat Pharmacy, Inc.*	4,300	(54,180)
Envision Healthcare Corp.*	7,538	(477,080)
Express Scripts Holding Co.*	2,040	(140,332)
HealthSouth Corp.	7,900	(325,796)
Henry Schein, Inc.*	3,800	(576,498)
Laboratory Corp. of America Holdings*	380	(48,784)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
MEDNAX, Inc.*	5,000	$(333,300)
Patterson Cos., Inc.	3,600	(147,708)
Premier, Inc. (Class A Stock)*	4,000	(121,440)
Quest Diagnostics, Inc.	370	(34,003)
Quorum Health Corp.*	6,075	(44,165)
Surgical Care Affiliates, Inc.*	5,600	(259,112)

		(4,907,861)

Health Care Technology
Allscripts Healthcare Solutions, Inc.*	17,700	(180,717)
Cerner Corp.*	2,820	(133,583)

		(314,300)

Hotels, Restaurants & Leisure — (0.1)%
Chipotle Mexican Grill, Inc.*	620	(233,938)
Choice Hotels International, Inc.	1,280	(71,744)
ClubCorp. Holdings, Inc.	8,000	(114,800)
Darden Restaurants, Inc.	2,860	(207,979)
Dave & Buster’s Entertainment, Inc.*	1,400	(78,820)
Domino’s Pizza, Inc.	4,700	(748,428)
Eldorado Resorts, Inc.*	15,505	(262,810)
Hilton Worldwide Holdings, Inc.	20,900	(568,480)
Hyatt Hotels Corp. (Class A Stock)*	1,770	(97,810)
ILG, Inc.	11,200	(203,504)
La Quinta Holdings, Inc.*	4,700	(66,787)
Marriott International, Inc. (Class A Stock)	10,220	(844,990)
McDonald’s Corp.	4,880	(593,994)
SeaWorld Entertainment, Inc.	19,100	(361,563)
Six Flags Entertainment Corp.	6,200	(371,752)
Sonic Corp.	2,200	(58,322)
Vail Resorts, Inc.	979	(157,922)
Wingstop, Inc.	1,200	(35,508)
Wynn Resorts Ltd.	4,900	(423,899)
Zoe’s Kitchen, Inc.*	1,300	(31,187)

		(5,534,237)

Household Durables
CalAtlantic Group, Inc.	13,480	(458,455)
Garmin Ltd.	2,500	(121,225)
PulteGroup, Inc.	29,500	(542,210)

		(1,121,890)

Household Products
Church & Dwight Co., Inc.	11,646	(514,637)
Clorox Co. (The)	2,060	(247,241)
Colgate-Palmolive Co.	7,850	(513,704)
Energizer Holdings, Inc.	5,300	(236,433)
Procter & Gamble Co. (The)	5,980	(502,798)
WD-40 Co.	800	(93,520)

		(2,108,333)

Independent Power & Renewable Electricity Producers
Dynegy, Inc.*	25,900	(219,114)
Pattern Energy Group, Inc.	9,300	(176,607)
TerraForm Power, Inc. (Class A Stock)*	16,500	(211,365)

		(607,086)

Industrial Conglomerates
3M Co.	4,500	(803,565)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
General Electric Co.	13,120	$(414,592)
Roper Technologies, Inc.	1,400	(256,312)

		(1,474,469)

Insurance — (0.1)%
Aflac, Inc.	5,750	(400,200)
Allstate Corp. (The)	2,910	(215,689)
Aon PLC	1,300	(144,989)
Arch Capital Group Ltd.*	2,580	(222,628)
Arthur J Gallagher & Co.	9,000	(467,640)
Axis Capital Holdings Ltd.	2,110	(137,720)
Fairfax Financial Holdings Ltd. (Canada)	113	(54,579)
Marsh & McLennan Cos., Inc.	8,600	(581,274)
MBIA, Inc.*	10,700	(114,490)
Mercury General Corp.	2,900	(174,609)
Principal Financial Group, Inc.	970	(56,124)
Progressive Corp. (The)	3,944	(140,012)
RenaissanceRe Holdings Ltd. (Bermuda)	6,400	(871,808)
RLI Corp.	1,900	(119,947)
Torchmark Corp.	3,481	(256,759)
Travelers Cos., Inc. (The)	2,770	(339,103)
Unum Group	870	(38,219)
Validus Holdings Ltd.	3,900	(214,539)
W.R. Berkley Corp.	8,329	(553,962)
Willis Towers Watson PLC	4,960	(606,509)

		(5,710,800)

Internet & Direct Marketing Retail — (0.1)%
Amazon.com, Inc.*	760	(569,901)
Expedia, Inc.	7,020	(795,226)
Liberty Ventures*	10,660	(393,034)
Netflix, Inc.*	4,770	(590,526)
Priceline Group, Inc. (The)*	90	(131,945)
TripAdvisor, Inc.*	700	(32,459)

		(2,513,091)

Internet Software & Services — (0.1)%
2U, Inc.*	2,000	(60,300)
Alibaba Group Holding Ltd. (China), ADR*	38,411	(3,372,870)
ChannelAdvisor Corp.*	9,000	(129,150)
comScore, Inc.*	3,900	(123,162)
Cornerstone OnDemand, Inc.*	3,900	(165,009)
eBay, Inc.*	11,710	(347,670)
GoDaddy, Inc. (Class A Stock)*	2,200	(76,890)
GrubHub, Inc.*	1,710	(64,330)
GTT Communications, Inc.*	2,400	(69,000)
Stamps.com, Inc.*	3,900	(447,135)
Twitter, Inc.*	10,170	(165,771)

		(5,021,287)

IT Services — (0.1)%
Alliance Data Systems Corp.	2,500	(571,250)
Automatic Data Processing, Inc.	880	(90,446)
Blackhawk Network Holdings, Inc.*	8,900	(335,308)
Computer Sciences Corp.	11,900	(707,098)
Fidelity National Information Services, Inc.	7,300	(552,172)
FleetCor Technologies, Inc. *	2,400	(339,648)
Global Payments, Inc.	9,500	(659,395)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
International Business Machines Corp.	2,320	$(385,097)
Paychex, Inc.	7,910	(481,561)
PayPal Holdings, Inc.*	15,000	(592,050)
Sabre Corp.	7,900	(197,105)
ServiceSource International, Inc.*	19,400	(110,192)
Visa, Inc (Class A Stock)	3,900	(304,278)

		(5,325,600)

Leisure Products
Hasbro, Inc.	2,730	(212,367)
Mattel, Inc.	35,180	(969,209)

		(1,181,576)

Life Sciences Tools & Services
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,100	(200,508)
Pacific Biosciences of California, Inc.*	15,900	(60,420)
PAREXEL International Corp.*	3,600	(236,592)
Quintiles IMS Holdings, Inc.*	1,716	(130,502)

		(628,022)

Machinery — (0.1)%
Actuant Corp. (Class A Stock)	3,100	(80,445)
AGCO Corp.	5,190	(300,293)
Caterpillar, Inc.	7,000	(649,180)
CIRCOR International, Inc.	2,100	(136,248)
Donaldson Co., Inc.	7,430	(312,654)
Flowserve Corp.	6,850	(329,143)
Illinois Tool Works, Inc.	1,256	(153,810)
Jason Industries, Inc.*	485	(873)
Kennametal, Inc.	5,100	(159,426)
Proto Labs, Inc.*	3,700	(189,995)
RBC Bearings, Inc.*	1,100	(102,091)
Timken Co. (The)	6,500	(258,050)
Wabtec Corp.	7,100	(589,442)
Woodward, Inc.	700	(48,335)

		(3,309,985)

Marine
Kirby Corp.*	4,100	(272,650)

Media — (0.1)%
AMC Entertainment Holdings, Inc. (Class A Stock)	1,764	(59,359)
AMC Networks, Inc. (Class A Stock)*	1,137	(59,511)
Charter Communications, Inc. (Class A Stock)*	2,185	(629,105)
Cinemark Holdings, Inc.	4,560	(174,922)
Discovery Communications, Inc. (Class A Stock)*	6,040	(165,556)
EW Scripps Co. (The) (Class A Stock)*	6,100	(117,913)
Global Eagle Entertainment, Inc.*	13,878	(89,652)
IMAX Corp.*	15,000	(471,000)
Interpublic Group of Cos., Inc. (The)	14,276	(334,201)
Liberty Broadband Corp. (Class A Stock)*	1,500	(108,690)
Liberty Broadband Corp. (Class C Stock)*	4,800	(355,536)
News Corp. (Class A Stock)	25,210	(288,907)
News Corp. (Class B Stock)	4,577	(54,009)
Omnicom Group, Inc.	4,680	(398,315)
Regal Entertainment Group (Class A Stock)	10,760	(221,656)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Scripps Networks Interactive, Inc. (Class A Stock)	8,145	$(581,309)
Viacom, Inc. (Class B Stock)	930	(32,643)

		(4,142,284)

Metals & Mining
Allegheny Technologies, Inc.	16,400	(261,252)
Carpenter Technology Corp.	6,400	(231,488)
Century Aluminum Co.*	6,600	(56,496)
Compass Minerals International, Inc.	6,930	(542,966)
Kirkland Lake Gold Ltd. (Canada)*	10,749	(56,201)
United States Steel Corp.	23,400	(772,434)

		(1,920,837)

Mortgage Real Estate Investment Trusts (REITs)
AGNC Investment Corp.	8,800	(159,544)
Apollo Commercial Real Estate Finance, Inc.	7,900	(131,298)
Colony Capital, Inc. (Class A Stock)	11,477	(232,409)
New Residential Investment Corp.	19,700	(309,684)

		(832,935)

Multiline Retail
Kohl’s Corp.	4,564	(225,370)
Nordstrom, Inc.	1,410	(67,581)
Target Corp.	7,290	(526,557)
Tuesday Morning Corp.*	13,400	(72,360)

		(891,868)

Multi-Utilities — (0.1)%
Ameren Corp.	2,700	(141,642)
Consolidated Edison, Inc.	6,230	(459,026)
Dominion Resources, Inc.	21,800	(1,669,662)
WEC Energy Group, Inc.	9,100	(533,715)

		(2,804,045)

Oil, Gas & Consumable Fuels — (0.2)%
Callon Petroleum Co.*	34,800	(534,876)
Chesapeake Energy Corp.*	72,000	(505,440)
Chevron Corp.	5,870	(690,899)
Concho Resources, Inc.*	5,800	(769,080)
ConocoPhillips	3,060	(153,428)
Enbridge, Inc. (Canada)	17,465	(735,626)
Exxon Mobil Corp.	12,000	(1,083,120)
Hess Corp.	2,900	(180,641)
Kosmos Energy Ltd.*	12,800	(89,728)
Marathon Oil Corp.	7,240	(125,324)
Matador Resources Co.*	12,200	(314,272)
Murphy Oil Corp.	23,020	(716,613)
Noble Energy, Inc.	2,350	(89,441)
Oasis Petroleum, Inc.*	48,300	(731,262)
Occidental Petroleum Corp.	3,770	(268,537)
Parsley Energy, Inc. (Class A Stock)*	16,700	(588,508)
PDC Energy, Inc.*	9,400	(682,252)
Phillips 66	730	(63,079)
SemGroup Corp. (Class A Stock)	3,800	(158,650)
Synergy Resources Corp.*	44,600	(397,386)
Tesoro Corp.	5,519	(482,637)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp.*	43,700	$(525,274)

		(9,886,073)

Paper & Forest Products
Domtar Corp.	5,630	(219,739)
Louisiana-Pacific Corp.*	18,200	(344,526)

		(564,265)

Personal Products
Coty, Inc.	18,400	(336,904)
Edgewell Personal Care Co.*	2,600	(189,774)
Estee Lauder Cos., Inc. (The) (Class A Stock)
	6,300	(481,887)

		(1,008,565)

Pharmaceuticals
ANI Pharmaceuticals, Inc.*	600	(36,372)
Horizon Pharma PLC*	28,800	(465,984)
Johnson & Johnson	5,030	(579,506)
Merck & Co., Inc.	1,700	(100,079)
Nektar Therapeutics*	14,000	(171,780)

		(1,353,721)

Professional Services
Advisory Board Co. (The)*	9,700	(322,525)
Dun & Bradstreet Corp. (The)	2,600	(315,432)
Equifax, Inc.	470	(55,568)
Nielsen Holdings PLC	12,470	(523,117)
WageWorks, Inc. *	2,000	(145,000)

		(1,361,642)

Road & Rail — (0.1)%
Genesee & Wyoming, Inc. (Class A Stock)*	5,300	(367,873)
Heartland Express, Inc.	29,665	(603,979)
Kansas City Southern	6,400	(543,040)
Knight Transportation, Inc.	18,579	(614,035)
Ryder System, Inc.	1,800	(133,992)
Werner Enterprises, Inc.	12,041	(324,504)

		(2,587,423)

Semiconductors & Semiconductor Equipment — (0.1)%
Analog Devices, Inc.	3,945	(286,486)
Applied Materials, Inc.	4,010	(129,403)
Cavium, Inc.*	12,300	(768,012)
Cree, Inc.*	19,400	(511,966)
Cypress Semiconductor Corp.	35,500	(406,120)
Intel Corp.	24,088	(873,672)
KLA-Tencor Corp.	920	(72,386)
Lam Research Corp.	7,100	(750,683)
MACOM Technology Solutions Holdings, Inc.*	9,692	(448,546)
Maxim Integrated Products, Inc.	5,110	(197,093)
Microchip Technology, Inc.	15,473	(992,592)
ON Semiconductor Corp.*	37,700	(481,052)
Qorvo, Inc.*	1,340	(70,658)
QUALCOMM, Inc.	5,850	(381,420)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	16,360	(470,350)
Ultratech, Inc.*	5,600	(134,288)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments, Inc.*	2,900	$(84,535)
Versum Materials, Inc.*	2,290	(64,280)
Xilinx, Inc.	4,510	(272,269)

		(7,395,811)

Software — (0.1)%
Dell Technologies, Inc. (Class V Stock)*	5,463	(300,301)
HubSpot, Inc.*	7,600	(357,200)
Oracle Corp.	11,150	(428,718)
Proofpoint, Inc.*	9,200	(649,980)
PROS Holdings, Inc.*	1,800	(38,736)
RingCentral, Inc. (Class A Stock)*	4,900	(100,940)
salesforce.com, Inc.*	10,530	(720,884)
SAP SE (Germany), ADR	730	(63,094)
ServiceNow, Inc.*	9,500	(706,230)
Splunk, Inc.*	9,600	(491,040)
SS&C Technologies Holdings, Inc.	9,000	(257,400)
TiVo Corp.*	9,251	(193,346)
Tyler Technologies, Inc.*	3,100	(442,587)
Verint Systems, Inc.*	1,000	(35,250)
Workday, Inc. (Class A Stock)*	9,000	(594,810)
Zendesk, Inc.*	6,100	(129,320)

		(5,509,836)

Specialty Retail — (0.1)%
Abercrombie & Fitch Co. (Class A Stock)	3,500	(42,000)
Advance Auto Parts, Inc.	3,800	(642,656)
AutoZone, Inc.*	740	(584,445)
Bed Bath & Beyond, Inc.	10,460	(425,094)
CarMax, Inc.*	3,170	(204,116)
Children’s Place, Inc. (The)	4,600	(464,370)
DSW, Inc. (Class A Stock)	4,560	(103,284)
Gap, Inc. (The)	5,510	(123,644)
Monro Muffler Brake, Inc.	7,200	(411,840)
O’Reilly Automotive, Inc.*	400	(111,364)
Signet Jewelers Ltd.	6,800	(640,968)
Tailored Brands, Inc.	10,200	(260,610)
Tiffany & Co.	8,600	(665,898)
Tractor Supply Co.	2,900	(219,849)

		(4,900,138)

Technology Hardware, Storage & Peripherals
Apple, Inc.	4,180	(484,128)
Cray, Inc.*	4,100	(84,870)
Diebold Nixdorf, Inc.	10,400	(261,560)
Electronics For Imaging, Inc.*	8,700	(381,582)
NetApp, Inc.	2,240	(79,005)
Seagate Technology PLC	6,938	(264,823)

		(1,555,968)

Textiles, Apparel & Luxury Goods
Deckers Outdoor Corp.*	4,000	(221,560)
G-III Apparel Group Ltd.*	1,300	(38,428)
Hanesbrands, Inc.	20,200	(435,714)
Lululemon Athletica, Inc.*	3,360	(218,366)
NIKE, Inc. (Class B Stock)	2,090	(106,235)
Under Armour, Inc. (Class A Stock)*	8,280	(240,534)
Under Armour, Inc. (Class C Stock)*	2,213	(55,701)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares		Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
VF Corp.		2,400	$(128,040)

			(1,444,578)

Thrifts & Mortgage Finance
New York Community Bancorp, Inc.		27,200	(432,752)
Northwest Bancshares, Inc.		5,100	(91,953)

			(524,705)

Tobacco
Philip Morris International, Inc.		3,800	(347,662)
Vector Group Ltd.		12,678	(288,298)

			(635,960)

Trading Companies & Distributors — (0.1)%
Air Lease Corp.		8,600	(295,238)
Fastenal Co.		8,960	(420,941)
NOW, Inc.*		24,200	(495,374)

W.W. Grainger, Inc.		4,310	(1,000,998)

			(2,212,551)

Water Utilities
Aqua America, Inc.		7,100	(213,284)

TOTAL SECURITIES SOLD SHORT (proceeds received $154,361,372)			(165,411,856)

	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
5 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $117.50		27	(13,500)
expiring 01/27/17, Strike Price $117.75		54	(19,406)
expiring 01/27/17, Strike Price $118.50		62	(5,813)
expiring 01/27/17, Strike Price $120.00		56	(875)
expiring 02/24/17, Strike Price $117.75		139	(77,102)
expiring 02/24/17, Strike Price $120.00		55	(3,008)
10 Year Euro-Bund Futures,
expiring 01/27/17, Strike Price 162.00	EUR	13	(34,348)
10 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $124.00		99	(72,703)
expiring 01/27/17, Strike Price $124.50		58	(30,813)
expiring 01/27/17, Strike Price $125.00		46	(15,094)
expiring 01/27/17, Strike Price $125.50		54	(10,969)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
expiring 01/27/17, Strike Price $126.00			48	$(6,750)
expiring 01/27/17, Strike Price $126.50			22	(2,063)
expiring 02/24/17, Strike Price $125.00			37	(23,125)
expiring 02/24/17, Strike Price $126.00			81	(30,375)
expiring 02/24/17, Strike Price $127.00			75	(15,234)
expiring 02/24/17, Strike Price $127.50			86	(13,438)
20 Year U.S. Treasury Bonds Futures,
expiring 01/27/17, Strike Price $150.00			44	(78,375)
expiring 01/27/17, Strike Price $151.00			50	(68,750)
expiring 01/27/17, Strike Price $153.00			9	(6,047)
expiring 01/27/17, Strike Price $154.00			38	(17,219)
expiring 01/27/17, Strike Price $156.00			18	(3,938)
expiring 01/27/17, Strike Price $160.00			36	(2,813)
expiring 02/24/17, Strike Price $156.00			32	(22,000)
expiring 02/24/17, Strike Price $158.00			18	(7,313)
Australian Dollar Currency,
expiring 01/06/17, Strike Price 72.00			10	(4,500)
expiring 02/03/17, Strike Price 73.00			5	(2,850)
expiring 02/03/17, Strike Price 74.00			9	(2,610)
Canadian Dollar Currency,
expiring 02/03/17, Strike Price 76.00			22	(5,720)
CDX.O.IG.27.V1.5Y,
expiring 12/20/21, Strike Price $0.70	Goldman Sachs & Co.		22	(5,079)
Currency Option British Pound vs United States Dollar,
expiring 01/27/17, Strike Price 1.30	Bank of America	GBP	1,540	(1,038)
Currency Option United States Dollar vs Brazilian Real,
expiring 01/18/17, Strike Price 3.70	JPMorgan Chase		600	(67)
expiring 01/19/17, Strike Price 3.45	Goldman Sachs & Co. Credit Suisse		700	(1,551)
expiring 01/20/17, Strike Price 3.35	First Boston Corp.		3,500	(25,093)
expiring 11/17/17, Strike Price 4.25	Deutsche Bank AG		3,400	(58,065)
FNMA TBA 3.5%,

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
expiring 01/11/17, Strike Price $102.94	Goldman Sachs & Co.		20	$(4,229)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA,
expiring 04/22/24, Strike Price $43.27	JPMorgan Chase		8	(382)
expiring 05/16/24, Strike Price $4.00	JPMorgan Chase		2	(101)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP,
expiring 06/22/35, Strike Price $3.00	Goldman Sachs & Co.	EUR	5	(6,965)
Interest Rate Swap Options,
Pay a fixed rate of 1.98% and receive a floating rate based on 3 Month LIBOR, expiring 02/08/17	Citigroup Global Markets		101	(5,304)
Pay a fixed rate of 1.95% and receive a floating rate based on 3 Month LIBOR, expiring 02/16/17	Goldman Sachs & Co.		69	(4,593)
Pay a fixed rate of 1.80% and receive a floating rate based on 3 Month LIBOR, expiring 11/07/17	Royal Bank of Scotland Group PLC		21	(5,535)
Japanese Yen Currency,
expiring 01/06/17, Strike Price 92.00			23	(113)
expiring 01/07/17, Strike Price 86.00			11	(6,863)
expiring 01/07/17, Strike Price 87.00			17	(4,725)
expiring 01/07/17, Strike Price 89.00			23	(900)
expiring 01/07/17, Strike Price 90.00			28	(413)
expiring 01/07/17, Strike Price 91.00			51	(256)
expiring 02/03/17, Strike Price 87.00			11	(11,025)
expiring 02/03/17, Strike Price 88.00			28	(18,700)
expiring 02/03/17, Strike Price 89.00			34	(15,863)
expiring 03/03/17, Strike Price 88.00			35	(36,050)
expiring 03/03/17, Strike Price 89.00			18	(13,475)

				(823,136)

Put Options
90 Day Sterling Futures,
expiring 06/21/17, Strike Price 98.00		GBP	78	—
10 Year Euro-Bund Futures,

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 01/27/17, Strike Price 160.00		EUR	9	$(1,137)
expiring 01/27/17, Strike Price 161.00		EUR	9	(1,989)
expiring 01/27/17, Strike Price 162.00		EUR	9	(3,411)
10 Year U.S. Treasury Notes Futures,
expiring 01/27/17, Strike Price $122.50			8	(1,500)
expiring 01/27/17, Strike Price $123.00			12	(3,375)
expiring 01/27/17, Strike Price $124.00			5	(2,734)
20 Year U.S. Treasury Bonds Futures,
expiring 01/27/17, Strike Price $146.00			27	(10,547)
expiring 01/27/17, Strike Price $148.00			28	(22,750)
expiring 01/27/17, Strike Price $149.00			9	(9,000)
Currency Option United States Dollar vs Brazilian Real,
expiring 02/16/17, Strike Price 3.55	Goldman Sachs & Co.		4	(29,561)
Currency Option United States Dollar vs Mexican Peso,
expiring 02/11/17, Strike Price 19.66	Goldman Sachs & Co.		28	(7,573)
FNMA TBA 3.5%,
expiring 01/11/17, Strike Price $101.77	Goldman Sachs & Co.		63	(5,299)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,
expiring 03/24/20, Strike Price $34.81	JPMorgan Chase		19	(13,565)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		27	(36)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		5	(14)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		3	(8)
expiring 10/02/20, Strike Price $ —	JPMorgan Chase		10	(8,692)
Interest Rate Swap Options,
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 02/06/17	Deutsche Bank AG		396	(152)
Receive a fixed rate of 2.38% and pay a floating rate based on 3 Month LIBOR, expiring 02/08/17	Citigroup Global Markets		101	(78,271)
Receive a fixed rate of 2.40% and pay a floating rate based on 3 Month LIBOR, expiring 02/16/17	Goldman Sachs & Co.		69	(55,492)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 02/21/17	Deutsche Bank AG		306	$(649)
Receive a fixed rate of 2.70% and pay a floating rate based on 3 Month LIBOR, expiring 08/21/17	Morgan Stanley		57	(26,448)
Receive a fixed rate of 2.60% and pay a floating rate based on 3 Month LIBOR, expiring 11/07/17	Royal Bank of Scotland Group PLC		21	(40,251)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Goldman Sachs & Co.		26	(34,220)
Receive a fixed rate of 2.80% and pay a floating rate based on 3 Month LIBOR, expiring 08/20/18	Morgan Stanley		26	(34,220)
Receive a fixed rate of 2.25% and pay a floating rate based on 3 Month LIBOR, expiring 10/17/18	Morgan Stanley		33	(84,106)
Receive a fixed rate of 2.50% and pay a floating rate based on 3 Month LIBOR, expiring 10/23/18	Deutsche Bank AG		25	(50,172)
Receive a fixed rate of 2.25% and pay a floating rate based on 3 Month LIBOR, expiring 11/15/18	Morgan Stanley		9	(23,680)
Receive a fixed rate of 2.25% and pay a floating rate based on 3 Month LIBOR, expiring 12/10/18	Morgan Stanley		9	(24,244)
Receive a fixed rate of 2.30% and pay a floating rate based on 3 Month LIBOR, expiring 03/29/19	Morgan Stanley		43	(121,654)
iTraxx.O.EU.26.5Y,
expiring 02/15/17, Strike Price $1.00	Bank of America	EUR	2	(52)
expiring 02/15/17, Strike Price $1.00	Citigroup Global Markets	EUR	2	(52)
expiring 02/15/17, Strike Price $1.05	Barclays Capital Group	EUR	8	(143)
expiring 02/15/17, Strike Price $1.05	Goldman Sachs & Co.	EUR	3	(53)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 02/15/17, Strike Price $1.10	Barclays Capital Group	EUR	5	$(70)
expiring 03/15/17, Strike Price $1.00	Bank of America	EUR	7	(528)
Japanese Yen Currency,
expiring 01/07/17, Strike Price 86.00			13	(8,000)
expiring 02/03/17, Strike Price 83.00			6	(2,250)
expiring 02/03/17, Strike Price 84.00			19	(11,250)
expiring 03/03/17, Strike Price 84.00			4	(3,563)

				(720,711)

TOTAL OPTIONS WRITTEN (premiums received $2,171,192)				(1,543,847)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 99.5% (cost $4,833,200,870)				5,408,768,788
Other assets in excess of liabilities(z) — 0.5%				29,566,799

NET ASSETS — 100.0%				$5,438,335,587

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,828,126 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $50,964,864; cash collateral of $51,488,555 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $984,593. The aggregate value of $194,232 is approximately 0.0% of net assets.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(h)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	The aggregate value of Repurchase agreement is $7,700,000. Repurchase agreement is collateralized by U.S. Treasury Security (coupon rate 1.750%, maturity date 05/15/23) with the aggregate value, including accrued

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

interest, of $7,887,130. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2016.

(q)	The aggregate value of securities sold short is $165,411,856. Deposit with Credit Suisse First Boston Corp., JPMorgan Chase and BNP Paribas combined with securities segregated as collateral in an amount of $304,309,042 exceeds the value of securities sold short as of December 31, 2016. Securities sold short are subject to contractual netting arrangements.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales. The aggregate value of such securities is $139,080,182.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Financial futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
19	90 Day Euro Dollar	Jun. 2017	$4,692,550	$4,692,763	$213
203	90 Day Euro Dollar	Mar. 2018	50,058,688	49,917,700	(140,988)
68	90 Day Euro Dollar	Dec. 2018	16,790,800	16,660,000	(130,800)
213	2 Year U.S. Treasury Notes	Mar. 2017	46,179,873	46,154,438	(25,435)
59	5 Year Euro-Bobl	Mar. 2017	8,260,174	8,299,301	39,127
2,039	5 Year U.S. Treasury Notes	Mar. 2017	240,220,613	239,917,024	(303,589)
107	10 Year Australian Treasury Bonds	Mar. 2017	74,595,590	74,634,359	38,769
45	10 Year Canadian Government Bonds	Mar. 2017	4,587,643	4,609,429	21,786
497	10 Year Euro-Bund	Mar. 2017	84,801,964	85,878,176	1,076,212
2	10 Year Mini Japanese Government Bonds	Mar. 2017	256,993	257,164	171
753	10 Year U.S. Treasury Notes	Mar. 2017	93,885,594	93,583,781	(301,813)
790	20 Year U.S. Treasury Bonds	Mar. 2017	119,737,937	119,018,438	(719,499)
13	British Pound Currency	Mar. 2017	1,032,038	1,004,088	(27,950)
75	Canadian Dollar Currency	Mar. 2017	5,676,025	5,581,125	(94,900)
31	DAX Index	Mar. 2017	9,165,064	9,353,223	188,159
1,893	Euro STOXX 50 Index	Mar. 2017	63,898,836	65,299,912	1,401,076
22	Euro-BTP Italian Government Bond	Mar. 2017	3,089,181	3,133,561	44,380
39	FTSE 100 Index	Mar. 2017	3,304,756	3,388,504	83,748
39	Hang Seng Index	Jan. 2017	5,472,087	5,522,716	50,629
68	Japanese Yen Currency	Mar. 2017	7,396,294	7,307,450	(88,844)
74	Mexican Peso	Mar. 2017	1,793,248	1,774,890	(18,358)
200	Russell 2000 Mini Index	Mar. 2017	13,729,500	13,569,000	(160,500)
74	S&P 500 E-Mini Index	Mar. 2017	8,336,873	8,273,939	(62,934)
122	S&P 500 Index	Mar. 2017	68,640,134	68,204,100	(436,034)
115	S&P Mid Cap 400 E-Mini Index	Mar. 2017	19,336,675	19,079,650	(257,025)
17	S&P/TSX 60 Index	Mar. 2017	2,293,575	2,271,225	(22,350)
653	TOPIX Index	Mar. 2017	83,166,888	84,813,177	1,646,289
99	U.S. Dollar Index	Mar. 2017	9,992,466	10,126,314	133,848

					1,933,388

Short Positions:
931	90 Day Euro Dollar	Mar. 2017	230,407,888	230,329,400	78,488
113	90 Day Euro Euribor	Dec. 2017	29,811,193	29,816,272	(5,079)
28	90 Day Euro Euribor	Mar. 2018	7,385,892	7,386,629	(737)
84	2 Year U.S. Treasury Notes	Mar. 2017	18,227,547	18,201,751	25,796
8	5 Year Euro-Bobl	Mar. 2017	1,114,971	1,125,329	(10,358)
3	5 Year U.S. Treasury Notes	Mar. 2017	353,165	352,992	173
20	10 Year Australian Treasury Bonds	Mar. 2017	13,939,942	13,950,347	(10,405)
62	10 Year Canadian Government Bonds	Mar. 2017	6,421,525	6,350,769	70,756
493	10 Year Euro-Bund	Mar. 2017	84,346,619	85,187,003	(840,384)
17	10 Year Japanese Bonds	Mar. 2017	21,844,620	21,853,090	(8,470)
166	10 Year U.K. Gilt	Mar. 2017	25,245,682	25,742,255	(496,573)
1,133	10 Year U.S. Treasury Notes	Mar. 2017	141,196,852	140,810,656	386,196
19	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	2,539,547	2,547,188	(7,641)
190	20 Year U.S. Treasury Bonds	Mar. 2017	28,817,476	28,624,687	192,789
25	30 Year Euro Buxl	Mar. 2017	4,544,264	4,566,412	(22,148)
8	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	1,266,750	1,282,000	(15,250)
1	Amsterdam Index	Jan. 2017	101,686	101,707	(21)
36	ASX SPI 200 Index	Mar. 2017	3,594,854	3,657,259	(62,405)
54	Australian Dollar Currency	Mar. 2017	4,036,320	3,889,080	147,240
52	CAC40 10 Euro	Jan. 2017	2,625,671	2,661,909	(36,238)
36	Euro-BTP Italian Government Bond	Mar. 2017	5,033,001	5,127,645	(94,644)
9	Euro-OAT	Mar. 2017	1,423,693	1,438,325	(14,632)
14	FTSE/MIB Index	Mar. 2017	1,377,924	1,415,135	(37,211)
32	IBEX 35 Index	Jan. 2017	3,105,844	3,137,211	(31,367)
47	S&P 500 E-Mini Index	Mar. 2017	5,289,917	5,255,070	34,847

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Financial futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions (continued):
4	TOPIX Index	Mar. 2017	$527,059	$519,529	$7,530

					(749,748)

					$1,183,640

Commodity futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
480	Brent Crude	Mar. 2017	$23,016,580	$27,273,600	$4,257,020
93	Coffee ’C’	Mar. 2017	5,889,130	4,779,619	(1,109,511)
184	Copper	Mar. 2017	10,696,393	11,525,300	828,907
66	Copper	Jul. 2017	4,051,396	4,154,700	103,304
713	Corn	Mar. 2017	12,678,421	12,548,800	(129,621)
50	Cotton No. 2	Mar. 2017	1,731,945	1,766,250	34,305
128	Gasoline RBOB	Mar. 2017	8,382,885	9,066,086	683,201
134	Gold 100 OZ	Feb. 2017	16,889,373	15,432,780	(1,456,593)
44	Gold 100 OZ	Dec. 2017	5,221,340	5,129,080	(92,260)
99	Hard Red Winter Wheat	Mar. 2017	2,109,200	2,071,575	(37,625)
72	Lean Hogs	Feb. 2017	1,565,157	1,905,120	339,963
17	Lean Hogs	Oct. 2017	444,110	445,230	1,120
56	Live Cattle	Feb. 2017	2,342,680	2,599,520	256,840
16	Live Cattle	Oct. 2017	632,180	642,720	10,540
19	LME Copper	Mar. 2017	2,738,209	2,629,006	(109,203)
70	LME Nickel	Jan. 2017	4,407,231	4,189,500	(217,731)
87	LME Nickel	Mar. 2017	5,630,495	5,225,742	(404,753)
35	LME Nickel	Jun. 2017	2,398,971	2,112,495	(286,476)
113	LME PRI Aluminum	Jan. 2017	4,762,103	4,785,550	23,447
141	LME PRI Aluminum	Mar. 2017	6,043,979	5,966,944	(77,035)
81	LME PRI Aluminum	Jun. 2017	3,508,881	3,438,450	(70,431)
59	LME Zinc	Jan. 2017	3,368,095	3,781,163	413,068
116	LME Zinc	Mar. 2017	7,109,898	7,464,600	354,702
28	LME Zinc	Jun. 2017	1,769,238	1,807,575	38,337
3	Low Sulphur Gas Oil	Feb. 2017	144,425	151,425	7,000
2	Natural Gas	Feb. 2017	68,670	74,480	5,810
662	Natural Gas	Mar. 2017	23,141,008	24,388,080	1,247,072
247	No. 2 Soft Red Winter Wheat	Mar. 2017	5,272,437	5,038,800	(233,637)
2	NY Harbor ULSD	Feb. 2017	139,545	145,169	5,624
143	NY Harbor ULSD	Mar. 2017	10,031,150	10,438,428	407,278
83	Silver	Mar. 2017	7,560,911	6,635,435	(925,476)
26	Silver	Dec. 2017	2,264,990	2,108,080	(156,910)
194	Soybean	Mar. 2017	10,163,112	9,738,800	(424,312)
154	Soybean Meal	Mar. 2017	4,967,400	4,875,640	(91,760)
135	Soybean Oil	Mar. 2017	3,050,933	2,807,460	(243,473)
60	Soybean Oil	Jul. 2017	1,293,603	1,264,680	(28,923)
332	Sugar #11 (World)	Mar. 2017	7,370,754	7,254,598	(116,156)
6	Sugar #11 (World)	Jul. 2017	123,588	126,672	3,084
10	WTI Crude	Feb. 2017	539,399	537,200	(2,199)
374	WTI Crude	Mar. 2017	19,980,260	20,442,840	462,580

					3,269,117

Short Positions:
16	Gold 100 OZ	Feb. 2017	1,834,060	1,842,720	(8,660)
70	LME Nickel	Jan. 2017	4,735,374	4,189,500	545,874
13	LME Nickel	Mar. 2017	877,320	780,858	96,462
113	LME PRI Aluminum	Jan. 2017	4,877,771	4,785,550	92,221
28	LME PRI Aluminum	Mar. 2017	1,214,299	1,184,925	29,374

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Commodity futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions (continued):
59	LME Zinc	Jan. 2017	$3,969,229	$3,781,163	$188,066
42	LME Zinc	Mar. 2017	2,567,554	2,702,700	(135,146)

					808,191

					$4,077,308

Cash of $11,263,741 has been segregated with Goldman Sachs & Co. and U.S. Treasury Obligations with a market value of $17,398,260, $15,513,310 and $6,427,293 have been segregated with Credit Suisse First Boston Corp., Goldman Sachs & Co. and Morgan Stanley, respectively, to cover requirement for open futures contracts at December 31, 2016. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 02/15/17	Citigroup Global Markets	ARS	8,320	$508,869	$504,916	$(3,953)
Expiring 02/15/17	Citigroup Global Markets	ARS	1,690	102,736	102,561	(175)
Expiring 02/15/17	JPMorgan Chase	ARS	12,710	805,195	771,332	(33,863)
Australian Dollar,
Expiring 03/15/17	Barclays Capital Group	AUD	1,493	1,078,722	1,075,722	(3,000)
Expiring 03/15/17	Barclays Capital Group	AUD	296	214,127	213,531	(596)
Expiring 03/15/17	Morgan Stanley	AUD	100,305	74,802,317	72,252,574	(2,549,743)
Expiring 03/15/17	Morgan Stanley	AUD	18,746	13,980,028	13,503,499	(476,529)
Expiring 03/15/17	Morgan Stanley	AUD	16,700	12,264,351	12,029,215	(235,136)
Expiring 03/15/17	Morgan Stanley	AUD	11,519	8,516,823	8,297,177	(219,646)
Expiring 03/15/17	Morgan Stanley	AUD	8,757	6,334,741	6,307,558	(27,183)
Expiring 03/15/17	Morgan Stanley	AUD	3,743	2,762,361	2,696,339	(66,022)
Expiring 03/15/17	Morgan Stanley	AUD	3,319	2,437,640	2,390,905	(46,735)
Expiring 03/15/17	Morgan Stanley	AUD	2,632	1,893,909	1,895,790	1,881
Expiring 03/15/17	Morgan Stanley	AUD	2,301	1,701,052	1,657,182	(43,870)
Expiring 03/15/17	Morgan Stanley	AUD	2,288	1,648,653	1,648,370	(283)
Expiring 03/15/17	Morgan Stanley	AUD	1,690	1,222,580	1,217,334	(5,246)
Expiring 03/15/17	Morgan Stanley	AUD	1,164	837,257	838,596	1,339
Expiring 03/15/17	Morgan Stanley	AUD	761	561,196	547,783	(13,413)
Expiring 03/15/17	Morgan Stanley	AUD	509	366,399	366,763	364
Expiring 03/15/17	Morgan Stanley	AUD	450	323,956	323,900	(56)
Expiring 03/15/17	Morgan Stanley	AUD	227	163,334	163,595	261
Expiring 03/15/17	UBS AG	AUD	5,100	3,820,018	3,673,684	(146,334)
Brazilian Real,
Expiring 01/04/17	BNP Paribas	BRL	4,612	1,322,000	1,414,918	92,918
Expiring 01/04/17	BNP Paribas	BRL	1,153	338,940	353,704	14,764
Expiring 01/04/17	BNP Paribas	BRL	1,100	337,516	337,445	(71)
Expiring 01/04/17	Deutsche Bank AG	BRL	7,500	1,722,554	2,300,767	578,213
Expiring 01/04/17	Deutsche Bank AG	BRL	3,600	1,109,123	1,104,368	(4,755)
Expiring 01/04/17	Deutsche Bank AG	BRL	3,400	977,633	1,043,014	65,381
Expiring 01/04/17	Deutsche Bank AG	BRL	2,100	606,499	644,214	37,715
Expiring 01/04/17	Deutsche Bank AG	BRL	1,200	363,786	368,122	4,336
Expiring 01/04/17	Deutsche Bank AG	BRL	1,200	362,647	368,122	5,475
Expiring 01/04/17	Goldman Sachs & Co.	BRL	4,155	1,196,000	1,274,595	78,595
Expiring 01/04/17	Goldman Sachs & Co.	BRL	3,100	951,183	950,984	(199)
Expiring 01/04/17	JPMorgan Chase	BRL	4,800	1,394,943	1,472,490	77,547
Expiring 01/04/17	JPMorgan Chase	BRL	1,700	488,646	521,507	32,861
Expiring 01/04/17	JPMorgan Chase	BRL	1,000	306,082	306,769	687
Expiring 01/04/17	JPMorgan Chase	BRL	958	279,900	293,786	13,886
Expiring 01/04/17	JPMorgan Chase	BRL	420	120,587	128,696	8,109
Expiring 01/04/17	Morgan Stanley	BRL	7,266	2,111,088	2,228,836	117,748
Expiring 01/04/17	Morgan Stanley	BRL	5,294	1,557,904	1,624,032	66,128

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/04/17	Morgan Stanley	BRL	919	$282,101	$282,042	$(59)
Expiring 01/04/17	Standard Chartered PLC	BRL	16,887	5,158,660	5,180,367	21,707
Expiring 01/04/17	Standard Chartered PLC	BRL	1,361	403,729	417,627	13,898
Expiring 01/04/17	Standard Chartered PLC	BRL	473	140,100	145,009	4,909
Expiring 01/20/17	Barclays Capital Group	BRL	5,109	1,462,962	1,559,500	96,538
Expiring 02/02/17	Deutsche Bank AG	BRL	18,837	5,493,733	5,728,108	234,375
Expiring 02/02/17	Deutsche Bank AG	BRL	1,431	423,095	434,995	11,900
British Pound,
Expiring 01/06/17	BNP Paribas	GBP	272	338,809	335,282	(3,527)
Expiring 01/06/17	Goldman Sachs & Co.	GBP	1,099	1,369,094	1,354,688	(14,406)
Expiring 01/06/17	Goldman Sachs & Co.	GBP	319	397,847	393,217	(4,630)
Expiring 01/06/17	JPMorgan Chase	GBP	2,056	2,604,181	2,534,339	(69,842)
Expiring 01/06/17	JPMorgan Chase	GBP	1,539	1,905,501	1,897,056	(8,445)
Expiring 01/20/17	Barclays Capital Group	GBP	2,440	3,031,798	3,008,889	(22,909)
Expiring 03/15/17	Barclays Capital Group	GBP	2,780	3,443,938	3,432,161	(11,777)
Expiring 03/15/17	Barclays Capital Group	GBP	2,152	2,650,695	2,656,997	6,302
Expiring 03/15/17	Barclays Capital Group	GBP	1,843	2,346,334	2,275,266	(71,068)
Expiring 03/15/17	Barclays Capital Group	GBP	1,650	2,044,329	2,037,322	(7,007)
Expiring 03/15/17	Barclays Capital Group	GBP	1,492	1,833,032	1,841,570	8,538
Expiring 03/15/17	Barclays Capital Group	GBP	1,055	1,315,490	1,303,033	(12,457)
Expiring 03/15/17	Barclays Capital Group	GBP	587	727,524	725,036	(2,488)
Expiring 03/15/17	Barclays Capital Group	GBP	426	524,295	525,541	1,246
Expiring 03/15/17	Barclays Capital Group	GBP	385	489,585	474,756	(14,829)
Expiring 03/15/17	Barclays Capital Group	GBP	324	401,980	400,602	(1,378)
Expiring 03/15/17	Barclays Capital Group	GBP	298	366,269	367,975	1,706
Expiring 03/15/17	Barclays Capital Group	GBP	261	325,448	322,366	(3,082)
Expiring 03/15/17	Morgan Stanley	GBP	7,066	8,932,265	8,724,000	(208,265)
Expiring 03/15/17	Morgan Stanley	GBP	6,416	8,124,176	7,922,202	(201,974)
Expiring 03/15/17	Morgan Stanley	GBP	3,794	4,815,539	4,684,961	(130,578)
Expiring 03/15/17	Morgan Stanley	GBP	1,983	2,431,416	2,447,850	16,434
Expiring 03/15/17	Morgan Stanley	GBP	1,434	1,812,597	1,770,334	(42,263)
Expiring 03/15/17	Morgan Stanley	GBP	1,283	1,624,579	1,584,191	(40,388)
Expiring 03/15/17	Morgan Stanley	GBP	805	1,021,189	993,498	(27,691)
Expiring 03/15/17	Morgan Stanley	GBP	392	480,977	484,228	3,251
Canadian Dollar,
Expiring 01/20/17	Citigroup Global Markets	CAD	2,140	1,583,340	1,594,291	10,951
Expiring 02/13/17	Bank of America	CAD	1,893	1,416,516	1,410,708	(5,808)
Expiring 03/15/17	Barclays Capital Group	CAD	28,269	21,269,314	21,073,150	(196,164)
Expiring 03/15/17	Barclays Capital Group	CAD	7,299	5,509,715	5,441,362	(68,353)
Expiring 03/15/17	Barclays Capital Group	CAD	5,696	4,289,012	4,246,296	(42,716)
Expiring 03/15/17	Barclays Capital Group	CAD	4,168	3,136,064	3,107,141	(28,923)
Expiring 03/15/17	Barclays Capital Group	CAD	2,534	1,895,527	1,889,021	(6,506)
Expiring 03/15/17	Barclays Capital Group	CAD	2,185	1,609,959	1,628,631	18,672
Expiring 03/15/17	Barclays Capital Group	CAD	1,475	1,113,526	1,099,712	(13,814)
Expiring 03/15/17	Barclays Capital Group	CAD	1,143	860,723	852,151	(8,572)
Expiring 03/15/17	Barclays Capital Group	CAD	499	373,532	372,250	(1,282)
Expiring 03/15/17	Barclays Capital Group	CAD	426	313,575	317,212	3,637
Expiring 03/15/17	Citigroup Global Markets	CAD	300	221,676	223,638	1,962
Expiring 03/15/17	Morgan Stanley	CAD	5,091	3,888,466	3,794,773	(93,693)
Expiring 03/15/17	Morgan Stanley	CAD	3,008	2,226,484	2,242,652	16,168
Expiring 03/15/17	Morgan Stanley	CAD	2,103	1,553,562	1,567,857	14,295
Expiring 03/15/17	Morgan Stanley	CAD	1,962	1,456,529	1,462,477	5,948
Expiring 03/15/17	Morgan Stanley	CAD	1,020	779,211	760,436	(18,775)
Expiring 03/15/17	Morgan Stanley	CAD	590	436,915	440,088	3,173
Expiring 03/15/17	Morgan Stanley	CAD	413	304,747	307,551	2,804
Expiring 03/15/17	Morgan Stanley	CAD	384	285,030	286,194	1,164
Chinese Renminbi,
Expiring 01/06/17	Morgan Stanley	CNH	2,533	375,644	362,344	(13,300)

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Danish Krone,
Expiring 01/03/17	Barclays Capital Group	DKK	94	$14,000	$13,287	$(713)
Euro,
Expiring 01/06/17	BNP Paribas	EUR	4,842	5,065,855	5,098,907	33,052
Expiring 01/06/17	Citigroup Global Markets	EUR	14,085	14,799,850	14,832,322	32,472
Expiring 01/06/17	Citigroup Global Markets	EUR	214	223,895	225,355	1,460
Expiring 01/06/17	Goldman Sachs & Co.	EUR	272	284,655	286,431	1,776
Expiring 01/06/17	Hong Kong & Shanghai Bank	EUR	370	399,721	389,631	(10,090)
Expiring 01/06/17	JPMorgan Chase	EUR	387	412,048	407,534	(4,514)
Expiring 01/06/17	Standard Chartered PLC	EUR	247	258,135	260,106	1,971
Expiring 01/20/17	Barclays Capital Group	EUR	21,490	22,897,788	22,647,645	(250,143)
Expiring 02/02/17	JPMorgan Chase	EUR	201	212,763	211,968	(795)
Expiring 02/13/17	Bank of America	EUR	290	322,013	305,969	(16,044)
Expiring 02/13/17	Citigroup Global Markets	EUR	720	774,007	759,648	(14,359)
Expiring 02/13/17	Citigroup Global Markets	EUR	627	697,613	661,527	(36,086)
Expiring 03/15/17	Barclays Capital Group	EUR	4,367	4,711,669	4,614,065	(97,604)
Expiring 03/15/17	Barclays Capital Group	EUR	3,954	4,223,403	4,178,480	(44,923)
Expiring 03/15/17	Barclays Capital Group	EUR	1,209	1,288,614	1,277,477	(11,137)
Expiring 03/15/17	Barclays Capital Group	EUR	873	942,388	922,866	(19,522)
Expiring 03/15/17	Barclays Capital Group	EUR	803	857,331	848,212	(9,119)
Expiring 03/15/17	Barclays Capital Group	EUR	245	260,680	258,427	(2,253)
Expiring 03/15/17	Citigroup Global Markets	EUR	8	8,523	8,507	(16)
Expiring 03/15/17	Citigroup Global Markets	EUR	5	4,894	4,830	(64)
Expiring 03/15/17	Citigroup Global Markets	EUR	4	4,645	4,695	50
Expiring 03/15/17	Citigroup Global Markets	EUR	4	4,662	4,694	32
Expiring 03/15/17	Citigroup Global Markets	EUR	4	4,749	4,695	(54)
Expiring 03/15/17	Citigroup Global Markets	EUR	4	4,056	4,110	54
Expiring 03/15/17	Citigroup Global Markets	EUR	3	2,909	2,935	26
Expiring 03/15/17	Citigroup Global Markets	EUR	1	1,524	1,512	(12)
Expiring 03/15/17	Morgan Stanley	EUR	39,824	42,506,691	42,080,916	(425,775)
Expiring 03/15/17	Morgan Stanley	EUR	9,629	10,277,095	10,174,153	(102,942)
Expiring 03/15/17	Morgan Stanley	EUR	7,221	7,787,076	7,629,973	(157,103)
Expiring 03/15/17	Morgan Stanley	EUR	1,469	1,584,605	1,552,636	(31,969)
Expiring 04/05/17	Credit Suisse First Boston Corp.	EUR	3	2,920	2,777	(143)
Indian Rupee,
Expiring 01/17/17	Citigroup Global Markets	INR	63,401	939,695	932,343	(7,352)
Expiring 01/17/17	Goldman Sachs & Co.	INR	69,720	1,030,834	1,025,271	(5,563)
Expiring 01/17/17	Goldman Sachs & Co.	INR	10,377	153,421	152,593	(828)
Expiring 01/20/17	Citigroup Global Markets	INR	242,430	3,591,016	3,563,882	(27,134)
Expiring 01/20/17	Citigroup Global Markets	INR	196,860	2,912,561	2,893,979	(18,582)
Expiring 04/20/17	UBS AG	INR	10,377	150,779	150,893	114
Indonesian Rupiah,
Expiring 01/20/17	Citigroup Global Markets	IDR	18,743,936	1,421,072	1,386,771	(34,301)
Expiring 03/15/17	Bank of America	IDR	23,360,364	1,723,376	1,714,837	(8,539)
Expiring 05/16/17	UBS AG	IDR	1,342,560	96,000	97,720	1,720
Expiring 05/22/17	Standard Chartered PLC	IDR	10,429,080	746,000	758,448	12,448
Japanese Yen,
Expiring 01/06/17	Goldman Sachs & Co.	JPY	162,600	1,419,238	1,391,812	(27,426)
Expiring 01/06/17	UBS AG	JPY	303,100	2,662,364	2,594,454	(67,910)
Expiring 01/20/17	Citigroup Global Markets	JPY	12,000	104,453	102,803	(1,650)
Expiring 01/20/17	Citigroup Global Markets	JPY	11,000	101,148	94,236	(6,912)
Expiring 01/20/17	Citigroup Global Markets	JPY	10,000	92,663	85,669	(6,994)
Expiring 01/20/17	Citigroup Global Markets	JPY	9,000	81,828	77,102	(4,726)
Expiring 01/20/17	Citigroup Global Markets	JPY	7,000	67,707	59,968	(7,739)
Expiring 02/13/17	Bank of America	JPY	14,000	124,224	120,068	(4,156)
Expiring 03/15/17	Barclays Capital Group	JPY	2,385,267	20,990,599	20,485,888	(504,711)
Expiring 03/15/17	Barclays Capital Group	JPY	682,247	5,813,282	5,859,484	46,202
Expiring 03/15/17	Barclays Capital Group	JPY	530,715	4,670,351	4,558,054	(112,297)
Expiring 03/15/17	Barclays Capital Group	JPY	135,414	1,153,831	1,163,001	9,170

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 03/15/17	Goldman Sachs & Co.	JPY	2,500,000	$21,329,238	$21,471,276	$142,038
Expiring 03/15/17	Morgan Stanley	JPY	1,169,323	9,936,312	10,042,746	106,434
Expiring 03/15/17	Morgan Stanley	JPY	856,925	7,346,512	7,359,706	13,194
Expiring 03/15/17	Morgan Stanley	JPY	598,733	5,275,640	5,142,226	(133,414)
Expiring 03/15/17	Morgan Stanley	JPY	273,888	2,389,521	2,352,291	(37,230)
Expiring 03/15/17	Morgan Stanley	JPY	232,600	1,976,513	1,997,685	21,172
Expiring 03/15/17	Morgan Stanley	JPY	169,779	1,455,533	1,458,147	2,614
Expiring 03/15/17	Morgan Stanley	JPY	120,830	1,064,672	1,037,748	(26,924)
Expiring 03/15/17	Morgan Stanley	JPY	54,412	474,717	467,321	(7,396)
Expiring 03/15/17	UBS AG	JPY	25,000	218,196	214,713	(3,483)
Malaysian Ringgit,
Expiring 01/17/17	Credit Suisse First Boston Corp.	MYR	2,174	499,000	484,340	(14,660)
Expiring 01/17/17	Morgan Stanley	MYR	1,330	300,790	296,174	(4,616)
Expiring 01/17/17	Standard Chartered PLC	MYR	1,016	232,000	226,244	(5,756)
Expiring 03/17/17	Standard Chartered PLC	MYR	1,320	298,474	293,508	(4,966)
Mexican Peso,
Expiring 01/20/17	Citigroup Global Markets	MXN	36,374	1,861,652	1,748,815	(112,837)
Expiring 01/20/17	Citigroup Global Markets	MXN	6,103	297,758	293,437	(4,321)
Expiring 01/20/17	Goldman Sachs & Co.	MXN	93,500	4,564,761	4,495,419	(69,342)
Expiring 01/20/17	JPMorgan Chase	MXN	29,451	1,508,822	1,415,970	(92,852)
Expiring 02/13/17	BNP Paribas	MXN	66,725	3,222,029	3,198,223	(23,806)
Expiring 02/13/17	BNP Paribas	MXN	19,729	1,030,280	945,638	(84,642)
Expiring 02/13/17	BNP Paribas	MXN	15,440	731,130	740,061	8,931
Expiring 02/13/17	BNP Paribas	MXN	11,309	535,515	542,056	6,541
Expiring 02/13/17	Goldman Sachs & Co.	MXN	69,200	3,360,120	3,316,852	(43,268)
Expiring 02/13/17	Goldman Sachs & Co.	MXN	10,525	547,450	504,478	(42,972)
Expiring 02/13/17	Goldman Sachs & Co.	MXN	10,378	539,805	497,433	(42,372)
Expiring 02/13/17	JPMorgan Chase	MXN	55,219	2,942,659	2,646,724	(295,935)
Expiring 02/13/17	JPMorgan Chase	MXN	31,805	1,556,398	1,524,458	(31,940)
Expiring 02/13/17	JPMorgan Chase	MXN	9,750	463,623	467,331	3,708
Expiring 02/14/17	Barclays Capital Group	MXN	17,175	828,286	823,108	(5,178)
New Taiwanese Dollar,
Expiring 03/21/17	Citigroup Global Markets	TWD	26,545	832,000	826,696	(5,304)
Expiring 03/21/17	JPMorgan Chase	TWD	22,407	693,000	697,819	4,819
Expiring 03/21/17	Morgan Stanley	TWD	19,144	600,000	596,220	(3,780)
New Zealand Dollar,
Expiring 03/15/17	Barclays Capital Group	NZD	112,713	79,710,390	78,125,081	(1,585,309)
Expiring 03/15/17	Barclays Capital Group	NZD	26,194	18,524,576	18,156,152	(368,424)
Expiring 03/15/17	Barclays Capital Group	NZD	9,352	6,600,706	6,481,830	(118,876)
Expiring 03/15/17	Barclays Capital Group	NZD	2,943	2,042,059	2,040,131	(1,928)
Expiring 03/15/17	Barclays Capital Group	NZD	1,866	1,316,792	1,293,077	(23,715)
Expiring 03/15/17	Barclays Capital Group	NZD	581	403,039	402,658	(381)
Expiring 03/15/17	Morgan Stanley	NZD	5,936	4,225,731	4,114,364	(111,367)
Expiring 03/15/17	Morgan Stanley	NZD	3,151	2,172,687	2,183,698	11,011
Expiring 03/15/17	Morgan Stanley	NZD	1,202	855,525	832,978	(22,547)
Expiring 03/15/17	Morgan Stanley	NZD	620	427,736	429,904	2,168
Norwegian Krone,
Expiring 02/13/17	Citigroup Global Markets	NOK	8,577	1,048,149	993,595	(54,554)
Expiring 03/15/17	Barclays Capital Group	NOK	10,760	1,235,647	1,246,599	10,952
Expiring 03/15/17	Barclays Capital Group	NOK	3,475	400,265	402,643	2,378
Expiring 03/15/17	Barclays Capital Group	NOK	2,159	247,889	250,086	2,197
Expiring 03/15/17	Barclays Capital Group	NOK	703	80,945	81,426	481
Expiring 03/15/17	Morgan Stanley	NOK	143,645	17,020,651	16,642,690	(377,961)
Expiring 03/15/17	Morgan Stanley	NOK	21,345	2,529,178	2,473,015	(56,163)
Expiring 03/15/17	Morgan Stanley	NOK	8,454	970,504	979,501	8,997
Expiring 03/15/17	Morgan Stanley	NOK	1,694	194,506	196,309	1,803
Polish Zloty,
Expiring 01/20/17	Citigroup Global Markets	PLN	2,438	627,727	582,272	(45,455)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Polish Zloty (continued),
Expiring 01/20/17	Citigroup Global Markets	PLN	1,883	$484,828	$449,721	$(35,107)
Expiring 01/20/17	Citigroup Global Markets	PLN	853	219,534	203,637	(15,897)
Expiring 02/13/17	Bank of America	PLN	2,238	572,961	534,256	(38,705)
Russian Ruble,
Expiring 01/20/17	Barclays Capital Group	RUB	99,838	1,541,352	1,619,947	78,595
Expiring 01/20/17	Barclays Capital Group	RUB	29,720	464,593	482,230	17,637
Expiring 01/20/17	Citigroup Global Markets	RUB	95,830	1,555,177	1,554,914	(263)
Expiring 01/20/17	Citigroup Global Markets	RUB	39,517	616,976	641,198	24,222
Expiring 02/22/17	Credit Suisse First Boston Corp.	RUB	8,723	140,646	140,598	(48)
Expiring 02/22/17	Goldman Sachs & Co.	RUB	17,606	275,194	283,771	8,577
Expiring 02/22/17	JPMorgan Chase	RUB	177,657	2,680,911	2,863,530	182,619
Singapore Dollar,
Expiring 01/17/17	Credit Suisse First Boston Corp.	SGD	504	358,000	348,054	(9,946)
Expiring 01/17/17	Deutsche Bank AG	SGD	832	587,421	574,442	(12,979)
Expiring 01/17/17	Hong Kong & Shanghai Bank	SGD	432	298,000	297,901	(99)
Expiring 01/17/17	JPMorgan Chase	SGD	511	358,512	352,812	(5,700)
Expiring 01/17/17	Standard Chartered PLC	SGD	399	280,000	275,198	(4,802)
Expiring 03/15/17	Barclays Capital Group	SGD	4,035	2,831,753	2,785,466	(46,287)
Expiring 03/15/17	Barclays Capital Group	SGD	797	559,200	550,059	(9,141)
Expiring 03/15/17	Morgan Stanley	SGD	6,006	4,216,463	4,145,956	(70,507)
Expiring 03/15/17	Morgan Stanley	SGD	5,589	3,922,467	3,857,952	(64,515)
Expiring 03/15/17	Morgan Stanley	SGD	3,190	2,239,466	2,202,242	(37,224)
Expiring 03/15/17	Morgan Stanley	SGD	3,034	2,132,975	2,094,345	(38,630)
Expiring 03/15/17	Morgan Stanley	SGD	1,134	795,478	782,394	(13,084)
Expiring 03/15/17	Morgan Stanley	SGD	675	474,124	466,243	(7,881)
Expiring 03/15/17	Morgan Stanley	SGD	610	428,932	421,164	(7,768)
South Korean Won,
Expiring 01/09/17	JPMorgan Chase	KRW	907,525	775,000	751,387	(23,613)
Expiring 01/17/17	Barclays Capital Group	KRW	682,181	580,165	564,813	(15,352)
Expiring 01/17/17	Citigroup Global Markets	KRW	1,576,622	1,380,761	1,305,367	(75,394)
Expiring 01/17/17	Citigroup Global Markets	KRW	1,376,516	1,173,000	1,139,688	(33,312)
Expiring 01/17/17	Citigroup Global Markets	KRW	787,596	690,419	652,091	(38,328)
Expiring 01/17/17	Deutsche Bank AG	KRW	162,847	138,000	134,829	(3,171)
Expiring 01/17/17	Goldman Sachs & Co.	KRW	782,721	689,000	648,055	(40,945)
Expiring 01/17/17	JPMorgan Chase	KRW	2,840,101	2,417,000	2,351,466	(65,534)
Expiring 01/17/17	JPMorgan Chase	KRW	587,217	498,000	486,187	(11,813)
Expiring 01/17/17	JPMorgan Chase	KRW	524,684	447,000	434,413	(12,587)
Expiring 01/17/17	JPMorgan Chase	KRW	258,786	219,000	214,262	(4,738)
Expiring 01/17/17	JPMorgan Chase	KRW	246,996	216,000	204,501	(11,499)
Expiring 01/17/17	JPMorgan Chase	KRW	1,142	1,000	946	(54)
Expiring 01/17/17	Standard Chartered PLC	KRW	1,691,808	1,477,000	1,400,735	(76,265)
Expiring 01/17/17	Standard Chartered PLC	KRW	539,260	472,000	446,481	(25,519)
Expiring 01/17/17	Standard Chartered PLC	KRW	335,613	285,000	277,871	(7,129)
Expiring 01/17/17	UBS AG	KRW	7,394,449	6,199,756	6,122,246	(77,510)
Expiring 01/17/17	UBS AG	KRW	411,719	348,000	340,883	(7,117)
Expiring 03/21/17	Hong Kong & Shanghai Bank	KRW	477,014	396,000	394,988	(1,012)
Swedish Krona,
Expiring 03/15/17	Barclays Capital Group	SEK	36,603	3,977,706	4,035,604	57,898
Expiring 03/15/17	Barclays Capital Group	SEK	29,365	3,234,053	3,237,590	3,537
Expiring 03/15/17	Barclays Capital Group	SEK	26,261	2,818,355	2,895,383	77,028
Expiring 03/15/17	Barclays Capital Group	SEK	7,995	868,813	881,459	12,646
Expiring 03/15/17	Barclays Capital Group	SEK	5,758	634,188	634,882	694
Expiring 03/15/17	Barclays Capital Group	SEK	5,338	572,822	588,478	15,656
Expiring 03/15/17	Morgan Stanley	SEK	177,735	19,434,223	19,595,840	161,617
Expiring 03/15/17	Morgan Stanley	SEK	165,960	18,012,392	18,297,596	285,204
Expiring 03/15/17	Morgan Stanley	SEK	45,683	4,958,165	5,036,672	78,507
Expiring 03/15/17	Morgan Stanley	SEK	43,112	4,739,447	4,753,282	13,835
Expiring 03/15/17	Morgan Stanley	SEK	35,764	3,910,571	3,943,092	32,521

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swedish Krona (continued):
Expiring 03/15/17	Morgan Stanley	SEK	17,748	$1,946,357	$1,956,786	$10,429
Expiring 03/15/17	Morgan Stanley	SEK	8,773	964,422	967,237	2,815
Expiring 03/15/17	Morgan Stanley	SEK	4,264	467,566	470,071	2,505
Swiss Franc,
Expiring 01/06/17	Credit Suisse First Boston Corp.	CHF	1,341	1,334,764	1,317,599	(17,165)
Expiring 03/15/17	UBS AG	CHF	2,125	2,113,202	2,096,649	(16,553)

				$782,374,066	$773,425,535	(8,948,531)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/06/17	Hong Kong & Shanghai Bank	AUD	6,303	$4,692,237	$4,547,703	$144,534
Expiring 01/06/17	JPMorgan Chase	AUD	721	530,259	520,212	10,047
Expiring 01/06/17	JPMorgan Chase	AUD	662	488,481	477,642	10,839
Expiring 02/13/17	UBS AG	AUD	2,201	1,685,312	1,586,522	98,790
Expiring 02/13/17	UBS AG	AUD	86	64,839	61,991	2,848
Expiring 02/13/17	UBS AG	AUD	39	28,388	28,112	276
Expiring 02/13/17	UBS AG	AUD	32	23,898	23,067	831
Expiring 02/13/17	UBS AG	AUD	32	23,558	23,067	491
Expiring 02/13/17	UBS AG	AUD	10	7,438	7,209	229
Expiring 03/15/17	Barclays Capital Group	AUD	62,041	46,272,887	44,690,217	1,582,670
Expiring 03/15/17	Barclays Capital Group	AUD	11,030	8,226,244	7,944,882	281,362
Expiring 03/15/17	Barclays Capital Group	AUD	7,124	5,295,688	5,131,623	164,065
Expiring 03/15/17	Barclays Capital Group	AUD	1,443	1,072,880	1,039,641	33,239
Expiring 03/15/17	Morgan Stanley	AUD	14,072	10,443,311	10,136,632	306,679
Expiring 03/15/17	Morgan Stanley	AUD	10,098	7,470,509	7,273,570	196,939
Expiring 03/15/17	Morgan Stanley	AUD	8,523	6,339,820	6,139,045	200,775
Expiring 03/15/17	Morgan Stanley	AUD	5,603	4,175,699	4,035,766	139,933
Expiring 03/15/17	Morgan Stanley	AUD	2,817	2,090,643	2,029,249	61,394
Expiring 03/15/17	Morgan Stanley	AUD	2,046	1,513,675	1,473,771	39,904
Expiring 03/15/17	Morgan Stanley	AUD	1,728	1,285,679	1,244,963	40,716
Expiring 03/15/17	Morgan Stanley	AUD	1,129	841,686	813,480	28,206
Brazilian Real,
Expiring 01/04/17	BNP Paribas	BRL	17,000	3,952,110	5,215,071	(1,262,961)
Expiring 01/04/17	BNP Paribas	BRL	1,361	402,000	417,627	(15,627)
Expiring 01/04/17	BNP Paribas	BRL	1,100	253,304	337,445	(84,141)
Expiring 01/04/17	Citigroup Global Markets	BRL	1,153	347,118	353,807	(6,689)
Expiring 01/04/17	Credit Suisse First Boston Corp.	BRL	3,050	910,000	935,604	(25,604)
Expiring 01/04/17	Deutsche Bank AG	BRL	18,837	5,541,979	5,778,663	(236,684)
Expiring 01/04/17	Deutsche Bank AG	BRL	12,274	3,642,000	3,765,252	(123,252)
Expiring 01/04/17	Deutsche Bank AG	BRL	2,070	634,990	634,857	133
Expiring 01/04/17	Deutsche Bank AG	BRL	1,431	426,889	438,834	(11,945)
Expiring 01/04/17	Deutsche Bank AG	BRL	1,100	252,740	337,445	(84,705)
Expiring 01/04/17	Deutsche Bank AG	BRL	200	47,418	61,353	(13,935)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	3,100	725,247	950,983	(225,736)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	925	277,000	283,859	(6,859)
Expiring 01/04/17	JPMorgan Chase	BRL	2,700	635,145	828,276	(193,131)
Expiring 01/04/17	JPMorgan Chase	BRL	2,577	790,771	790,605	166
Expiring 01/04/17	JPMorgan Chase	BRL	2,489	713,000	763,617	(50,617)
Expiring 01/04/17	JPMorgan Chase	BRL	638	192,000	195,653	(3,653)
Expiring 01/04/17	Morgan Stanley	BRL	800	240,681	245,415	(4,734)
Expiring 01/04/17	Morgan Stanley	BRL	500	150,426	153,385	(2,959)
Expiring 01/04/17	Morgan Stanley	BRL	419	126,175	128,657	(2,482)
Expiring 01/04/17	Standard Chartered PLC	BRL	473	145,039	145,009	30
Expiring 01/20/17	Citigroup Global Markets	BRL	4,490	1,351,516	1,370,472	(18,956)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 02/02/17	Standard Chartered PLC	BRL	16,887	$5,112,974	$5,135,047	$(22,073)
Expiring 02/02/17	Standard Chartered PLC	BRL	1,361	400,351	413,973	(13,622)
Expiring 04/04/17	BNP Paribas	BRL	3,400	975,414	1,017,860	(42,446)
Expiring 04/04/17	BNP Paribas	BRL	2,300	653,911	688,553	(34,642)
Expiring 04/04/17	JPMorgan Chase	BRL	6,100	1,769,398	1,826,160	(56,762)
Expiring 04/04/17	JPMorgan Chase	BRL	6,000	1,727,116	1,796,224	(69,108)
Expiring 04/04/17	JPMorgan Chase	BRL	5,400	1,547,788	1,616,601	(68,813)
Expiring 04/04/17	JPMorgan Chase	BRL	5,300	1,556,078	1,586,665	(30,587)
Expiring 10/03/17	JPMorgan Chase	BRL	5,300	1,437,288	1,521,276	(83,988)
Expiring 10/03/17	Standard Chartered PLC	BRL	6,000	1,630,523	1,722,199	(91,676)
Expiring 01/03/18	BNP Paribas	BRL	420	116,327	118,299	(1,972)
Expiring 01/03/18	Deutsche Bank AG	BRL	4,000	1,126,231	1,126,658	(427)
Expiring 01/03/18	Deutsche Bank AG	BRL	3,800	1,001,404	1,070,324	(68,920)
Expiring 01/03/18	Deutsche Bank AG	BRL	2,400	635,323	675,995	(40,672)
Expiring 01/03/18	Deutsche Bank AG	BRL	1,300	360,278	366,164	(5,886)
Expiring 01/03/18	JPMorgan Chase	BRL	880	243,262	247,865	(4,603)
Expiring 04/03/18	BNP Paribas	BRL	1,300	344,327	360,104	(15,777)
British Pound,
Expiring 01/06/17	BNP Paribas	GBP	30,763	38,467,593	37,920,170	547,423
Expiring 01/06/17	BNP Paribas	GBP	2,199	2,749,740	2,710,609	39,131
Expiring 01/06/17	Citigroup Global Markets	GBP	107	131,053	131,894	(841)
Expiring 01/06/17	Goldman Sachs & Co.	GBP	2,407	3,038,014	2,967,001	71,013
Expiring 01/06/17	JPMorgan Chase	GBP	396	504,276	488,131	16,145
Expiring 01/20/17	Citigroup Global Markets	GBP	1,298	1,617,959	1,601,026	16,933
Expiring 02/13/17	Bank of America	GBP	367	453,702	453,282	420
Expiring 03/15/17	Barclays Capital Group	GBP	42,355	53,402,988	52,296,402	1,106,586
Expiring 03/15/17	Barclays Capital Group	GBP	5,322	6,710,805	6,571,748	139,057
Expiring 03/15/17	Barclays Capital Group	GBP	3,352	4,246,578	4,138,770	107,808
Expiring 03/15/17	Barclays Capital Group	GBP	2,620	3,341,030	3,235,209	105,821
Expiring 03/15/17	Barclays Capital Group	GBP	690	874,681	852,475	22,206
Expiring 03/15/17	Barclays Capital Group	GBP	521	664,775	643,720	21,055
Expiring 03/15/17	Morgan Stanley	GBP	3,921	4,944,976	4,841,592	103,384
Expiring 03/15/17	Morgan Stanley	GBP	3,519	4,437,544	4,344,769	92,775
Expiring 03/15/17	UBS AG	GBP	188	239,000	231,510	7,490
Canadian Dollar,
Expiring 01/06/17	JPMorgan Chase	CAD	170	126,742	126,626	116
Expiring 01/06/17	Standard Chartered PLC	CAD	9,011	6,679,942	6,712,133	(32,191)
Expiring 01/20/17	Citigroup Global Markets	CAD	1,576	1,197,914	1,174,113	23,801
Expiring 03/15/17	Citigroup Global Markets	CAD	474	353,660	353,549	111
Expiring 03/15/17	Citigroup Global Markets	CAD	315	237,365	234,884	2,481
Expiring 03/15/17	Citigroup Global Markets	CAD	296	223,579	220,519	3,060
Expiring 03/15/17	Citigroup Global Markets	CAD	293	220,845	218,625	2,220
Expiring 03/15/17	Citigroup Global Markets	CAD	221	166,161	164,876	1,285
Expiring 03/15/17	Citigroup Global Markets	CAD	198	149,422	147,904	1,518
Expiring 03/15/17	Morgan Stanley	CAD	42,023	31,354,931	31,326,368	28,563
Expiring 03/15/17	Morgan Stanley	CAD	6,940	5,177,908	5,173,191	4,717
Expiring 03/15/17	UBS AG	CAD	3,300	2,520,887	2,460,021	60,866
Chinese Renminbi,
Expiring 01/06/17	Citigroup Global Markets	CNH	382	55,000	54,638	362
Expiring 01/06/17	Standard Chartered PLC	CNH	2,151	311,000	307,706	3,294
Expiring 01/20/17	Barclays Capital Group	CNH	13,815	2,050,714	1,965,475	85,239
Expiring 01/20/17	Barclays Capital Group	CNH	11,050	1,573,606	1,572,137	1,469
Expiring 01/20/17	Citigroup Global Markets	CNH	32,151	4,766,339	4,574,326	192,013
Expiring 01/20/17	Citigroup Global Markets	CNH	5,140	747,844	731,292	16,552
Expiring 02/13/17	Bank of America	CNH	4,169	611,967	589,332	22,635
Expiring 02/15/17	Barclays Capital Group	CNH	21,159	3,108,404	2,989,674	118,730
Expiring 02/15/17	JPMorgan Chase	CNH	3,218	469,000	454,624	14,376

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Danish Krone,
Expiring 01/03/17	Bank of America	DKK	700	$105,808	$99,139	$6,669
Expiring 01/03/17	Bank of America	DKK	595	84,017	84,268	(251)
Expiring 01/03/17	BNP Paribas	DKK	4,050	618,970	573,589	45,381
Expiring 01/03/17	Goldman Sachs & Co.	DKK	700	98,524	99,139	(615)
Expiring 01/03/17	Goldman Sachs & Co.	DKK	405	56,982	57,359	(377)
Expiring 01/03/17	Hong Kong & Shanghai Bank	DKK	1,616	247,518	228,870	18,648
Expiring 01/03/17	Hong Kong & Shanghai Bank	DKK	308	46,338	43,621	2,717
Expiring 01/03/17	JPMorgan Chase	DKK	1,200	167,711	169,952	(2,241)
Expiring 01/03/17	JPMorgan Chase	DKK	650	96,352	92,058	4,294
Expiring 02/02/17	Standard Chartered PLC	DKK	18,535	2,607,983	2,629,666	(21,683)
Expiring 04/03/17	Bank of America	DKK	16,699	2,534,810	2,377,100	157,710
Expiring 04/03/17	Bank of America	DKK	5,281	802,855	751,735	51,120
Expiring 04/03/17	Bank of America	DKK	4,419	666,030	629,000	37,030
Expiring 04/03/17	Bank of America	DKK	1,533	232,082	218,204	13,878
Expiring 04/03/17	BNP Paribas	DKK	23,778	3,606,722	3,384,686	222,036
Expiring 04/03/17	BNP Paribas	DKK	4,085	624,035	581,488	42,547
Expiring 04/03/17	BNP Paribas	DKK	1,125	170,751	160,140	10,611
Expiring 04/03/17	JPMorgan Chase	DKK	68,472	10,349,386	9,746,722	602,664
Expiring 04/03/17	UBS AG	DKK	48,545	7,498,331	6,910,204	588,127
Expiring 07/03/17	Barclays Capital Group	DKK	6,206	946,700	887,979	58,721
Expiring 10/02/17	Hong Kong & Shanghai Bank	DKK	4,582	701,685	659,360	42,325
Expiring 10/02/17	JPMorgan Chase	DKK	625	95,791	89,938	5,853
Expiring 10/03/17	Hong Kong & Shanghai Bank	DKK	1,126	171,620	162,044	9,576
Euro,
Expiring 01/06/17	BNP Paribas	EUR	53,497	56,740,652	56,335,041	405,611
Expiring 01/06/17	BNP Paribas	EUR	2,953	3,132,070	3,109,680	22,390
Expiring 01/06/17	JPMorgan Chase	EUR	2,722	2,898,177	2,866,424	31,753
Expiring 01/20/17	Citigroup Global Markets	EUR	18,091	20,305,900	19,065,732	1,240,168
Expiring 01/20/17	Citigroup Global Markets	EUR	280	298,592	295,083	3,509
Expiring 01/20/17	Citigroup Global Markets	EUR	194	205,734	204,450	1,284
Expiring 02/13/17	Bank of America	EUR	5,265	5,869,454	5,554,682	314,772
Expiring 02/13/17	Citigroup Global Markets	EUR	10,414	11,576,315	10,987,372	588,943
Expiring 02/13/17	Citigroup Global Markets	EUR	230	247,624	242,666	4,958
Expiring 02/13/17	Citigroup Global Markets	EUR	210	233,810	221,564	12,246
Expiring 02/15/17	Bank of America	EUR	1,532	1,691,827	1,616,757	75,070
Expiring 03/15/17	Barclays Capital Group	EUR	22,443	23,970,182	23,715,194	254,988
Expiring 03/15/17	Barclays Capital Group	EUR	6,126	6,543,017	6,473,414	69,603
Expiring 03/15/17	Barclays Capital Group	EUR	3,595	3,765,033	3,798,876	(33,843)
Expiring 03/15/17	Barclays Capital Group	EUR	712	745,230	751,929	(6,699)
Expiring 03/15/17	Citigroup Global Markets	EUR	67	71,067	70,381	686
Expiring 03/15/17	Citigroup Global Markets	EUR	66	71,355	69,965	1,390
Expiring 03/15/17	Citigroup Global Markets	EUR	62	66,706	65,178	1,528
Expiring 03/15/17	Citigroup Global Markets	EUR	54	57,945	57,043	902
Expiring 03/15/17	Citigroup Global Markets	EUR	44	47,018	46,644	374
Expiring 03/15/17	Citigroup Global Markets	EUR	44	47,004	46,642	362
Expiring 03/15/17	Citigroup Global Markets	EUR	40	42,299	41,864	435
Expiring 03/15/17	Citigroup Global Markets	EUR	18	18,831	18,657	174
Expiring 03/15/17	Citigroup Global Markets	EUR	2	1,863	1,836	27
Expiring 03/15/17	Citigroup Global Markets	EUR	1	1,314	1,325	(11)
Expiring 03/15/17	Citigroup Global Markets	EUR	1	979	961	18
Expiring 03/15/17	Citigroup Global Markets	EUR	1	904	896	8
Expiring 03/15/17	Citigroup Global Markets	EUR	1	766	775	(9)
Expiring 03/15/17	Morgan Stanley	EUR	7,252	7,729,939	7,662,433	67,506
Expiring 03/15/17	Morgan Stanley	EUR	6,923	7,248,081	7,314,834	(66,753)
Expiring 03/15/17	Morgan Stanley	EUR	3,986	4,262,372	4,211,794	50,578
Expiring 03/15/17	Morgan Stanley	EUR	1,937	2,093,997	2,046,231	47,766
Expiring 03/15/17	Morgan Stanley	EUR	1,672	1,751,868	1,767,118	(15,250)
Expiring 03/15/17	Morgan Stanley	EUR	1,506	1,605,502	1,591,481	14,021

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/15/17	Morgan Stanley	EUR	1,374	$1,439,791	$1,452,324	$(12,533)
Expiring 03/15/17	Morgan Stanley	EUR	814	870,204	859,878	10,326
Expiring 03/15/17	Morgan Stanley	EUR	757	795,246	799,947	(4,701)
Expiring 03/15/17	Morgan Stanley	EUR	423	457,875	447,430	10,445
Expiring 03/15/17	Morgan Stanley	EUR	305	325,935	321,872	4,063
Expiring 03/15/17	Morgan Stanley	EUR	151	158,042	158,976	(934)
Expiring 03/15/17	Morgan Stanley	EUR	36	38,782	38,299	483
Expiring 03/15/17	UBS AG	EUR	11,000	11,730,742	11,623,355	107,387
Expiring 04/05/17	Citigroup Global Markets	EUR	3	3,501	2,777	724
Indian Rupee,
Expiring 01/17/17	BNP Paribas	INR	17,495	258,800	257,270	1,530
Expiring 01/17/17	Deutsche Bank AG	INR	8,856	130,980	130,231	749
Expiring 01/17/17	Deutsche Bank AG	INR	2,740	40,533	40,293	240
Expiring 01/17/17	UBS AG	INR	10,377	152,418	152,593	(175)
Japanese Yen,
Expiring 01/06/17	Goldman Sachs & Co.	JPY	42,500	372,450	363,788	8,662
Expiring 01/06/17	Standard Chartered PLC	JPY	275,339	2,464,013	2,356,824	107,189
Expiring 01/20/17	Citigroup Global Markets	JPY	2,064,018	20,028,509	17,682,228	2,346,281
Expiring 01/20/17	Goldman Sachs & Co.	JPY	1,253,150	10,693,820	10,735,606	(41,786)
Expiring 02/13/17	Bank of America	JPY	354,580	3,447,646	3,040,992	406,654
Expiring 03/15/17	Citigroup Global Markets	JPY	8,688	77,490	74,617	2,873
Expiring 03/15/17	Morgan Stanley	JPY	2,374,927	21,167,474	20,397,086	770,388
Expiring 03/15/17	Morgan Stanley	JPY	528,630	4,711,624	4,540,145	171,479
Expiring 03/15/17	Morgan Stanley	JPY	381,293	3,276,465	3,274,734	1,731
Expiring 03/15/17	Morgan Stanley	JPY	338,338	2,981,218	2,905,816	75,402
Expiring 03/15/17	Morgan Stanley	JPY	229,759	1,962,997	1,973,289	(10,292)
Expiring 03/15/17	Morgan Stanley	JPY	203,520	1,795,859	1,747,931	47,928
Expiring 03/15/17	Morgan Stanley	JPY	166,474	1,420,291	1,429,759	(9,468)
Expiring 03/15/17	Morgan Stanley	JPY	75,859	651,860	651,516	344
Expiring 03/15/17	Morgan Stanley	JPY	68,051	599,619	584,453	15,166
Expiring 03/15/17	Morgan Stanley	JPY	46,861	400,370	402,469	(2,099)
Expiring 03/15/17	Morgan Stanley	JPY	40,959	361,423	351,777	9,646
Expiring 03/15/17	Morgan Stanley	JPY	33,860	288,877	290,803	(1,926)
Malaysian Ringgit,
Expiring 01/17/17	Standard Chartered PLC	MYR	4,519	1,076,978	1,006,758	70,220
Expiring 03/17/17	Morgan Stanley	MYR	1,330	300,247	295,618	4,629
Mexican Peso,
Expiring 01/20/17	Barclays Capital Group	MXN	15,227	734,221	732,105	2,116
Expiring 01/20/17	Citigroup Global Markets	MXN	29,715	1,531,488	1,428,678	102,810
Expiring 01/20/17	Citigroup Global Markets	MXN	20,476	1,072,363	984,458	87,905
Expiring 01/20/17	JPMorgan Chase	MXN	42,999	2,078,200	2,067,364	10,836
Expiring 01/20/17	JPMorgan Chase	MXN	30,370	1,483,606	1,460,170	23,436
Expiring 01/31/17	Goldman Sachs & Co.	MXN	8,126	390,000	390,033	(33)
Expiring 02/02/17	Standard Chartered PLC	MXN	992	48,317	47,604	713
Expiring 02/13/17	Bank of America	MXN	23,509	1,252,092	1,126,819	125,273
Expiring 02/13/17	Citigroup Global Markets	MXN	12,985	624,000	622,402	1,598
Expiring 02/13/17	Citigroup Global Markets	MXN	10,102	490,927	484,203	6,724
Expiring 02/13/17	Credit Suisse First Boston Corp.	MXN	5,688	276,755	272,634	4,121
Expiring 02/13/17	Deutsche Bank AG	MXN	12,997	626,784	622,964	3,820
Expiring 02/13/17	Deutsche Bank AG	MXN	2,104	103,154	100,847	2,307
Expiring 02/13/17	Goldman Sachs & Co.	MXN	16,234	791,000	778,098	12,902
Expiring 02/13/17	Hong Kong & Shanghai Bank	MXN	86,241	4,501,448	4,133,651	367,797
Expiring 02/13/17	Hong Kong & Shanghai Bank	MXN	5,632	270,000	269,969	31
Expiring 02/13/17	JPMorgan Chase	MXN	19,516	947,936	935,430	12,506
Expiring 02/13/17	JPMorgan Chase	MXN	2,419	117,000	115,943	1,057
Expiring 02/13/17	JPMorgan Chase	MXN	2,409	117,403	115,466	1,937
Expiring 02/13/17	JPMorgan Chase	MXN	2,243	107,903	107,510	393
Expiring 02/13/17	Standard Chartered PLC	MXN	39,639	1,919,958	1,899,952	20,006

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 03/09/17	Citigroup Global Markets	MXN	8,374		$408,000	$400,231	$7,769
Expiring 03/09/17	Citigroup Global Markets	MXN	1,518		74,000	72,570	1,430
Expiring 03/31/17	Goldman Sachs & Co.	MXN	8,189		390,000	390,251	(251)
New Taiwanese Dollar,
Expiring 01/20/17	Citigroup Global Markets	TWD	47,500		1,520,000	1,475,238	44,762
Expiring 03/01/17	JPMorgan Chase	TWD	25,229		790,000	784,985	5,015
Expiring 03/01/17	Morgan Stanley	TWD	23,783		743,000	740,017	2,983
Expiring 03/21/17	Citigroup Global Markets	TWD	9,224		292,000	287,274	4,726
Expiring 03/21/17	Credit Suisse First Boston Corp.	TWD	726		23,000	22,621	379
Expiring 03/21/17	JPMorgan Chase	TWD	145,804		4,559,000	4,540,798	18,202
Expiring 03/21/17	JPMorgan Chase	TWD	10,556		330,000	328,734	1,266
Expiring 03/21/17	UBS AG	TWD	177,479		5,622,637	5,527,256	95,381
New Zealand Dollar,
Expiring 01/06/17	Citigroup Global Markets	NZD	1,768		1,251,304	1,227,912	23,392
Expiring 03/15/17	Barclays Capital Group	NZD	5,432		3,867,865	3,765,155	102,710
Expiring 03/15/17	Barclays Capital Group	NZD	1,092		777,223	756,584	20,639
Expiring 03/15/17	Morgan Stanley	NZD	74,243		52,864,648	51,460,340	1,404,308
Expiring 03/15/17	Morgan Stanley	NZD	18,436		13,127,275	12,778,559	348,716
Expiring 03/15/17	Morgan Stanley	NZD	13,837		9,626,468	9,591,033	35,435
Expiring 03/15/17	Morgan Stanley	NZD	12,035		8,383,765	8,341,713	42,052
Expiring 03/15/17	Morgan Stanley	NZD	8,432		6,022,889	5,844,281	178,608
Expiring 03/15/17	Morgan Stanley	NZD	7,436		5,356,333	5,154,395	201,938
Expiring 03/15/17	Morgan Stanley	NZD	4,147		2,971,733	2,874,171	97,562
Expiring 03/15/17	Morgan Stanley	NZD	3,761		2,660,797	2,606,885	53,912
Expiring 03/15/17	Morgan Stanley	NZD	2,883		2,039,752	1,998,487	41,265
Expiring 03/15/17	Morgan Stanley	NZD	2,750		1,913,282	1,906,239	7,043
Expiring 03/15/17	Morgan Stanley	NZD	2,435		1,695,933	1,687,426	8,507
Expiring 03/15/17	Morgan Stanley	NZD	1,714		1,224,166	1,187,863	36,303
Expiring 03/15/17	Morgan Stanley	NZD	1,506		1,085,048	1,044,141	40,907
Expiring 03/15/17	Morgan Stanley	NZD	850		608,802	588,815	19,987
Expiring 03/15/17	Morgan Stanley	NZD	768		543,547	532,534	11,013
Expiring 03/15/17	Morgan Stanley	NZD	545		385,620	377,819	7,801
Norwegian Krone,
Expiring 02/13/17	Bank of America	NOK	8,577		1,049,105	993,594	55,511
Expiring 03/15/17	Barclays Capital Group	NOK	52,915		6,269,812	6,130,766	139,046
Expiring 03/15/17	Barclays Capital Group	NOK	3,047		361,039	353,032	8,007
Expiring 03/15/17	Morgan Stanley	NOK	64,035		7,583,540	7,419,063	164,477
Expiring 03/15/17	Morgan Stanley	NOK	46,947		5,416,346	5,439,297	(22,951)
Expiring 03/15/17	Morgan Stanley	NOK	46,304		5,494,047	5,364,827	129,220
Expiring 03/15/17	Morgan Stanley	NOK	12,928		1,531,049	1,497,842	33,207
Expiring 03/15/17	Morgan Stanley	NOK	9,333		1,107,308	1,081,264	26,044
Expiring 03/15/17	Morgan Stanley	NOK	9,282		1,070,839	1,075,376	(4,537)
Polish Zloty,
Expiring 01/20/17	Citigroup Global Markets	PLN	6,798		1,768,396	1,623,794	144,602
Expiring 01/20/17	Citigroup Global Markets	PLN	612		157,685	146,187	11,498
Expiring 02/15/17	Barclays Capital Group	PLN	7,679		1,820,187	1,833,510	(13,323)
Russian Ruble,
Expiring 02/22/17	BNP Paribas	RUB	13,895		214,000	223,967	(9,967)
Expiring 02/22/17	Hong Kong & Shanghai Bank	RUB	114,661		1,767,000	1,848,132	(81,132)
Expiring 02/22/17	Hong Kong & Shanghai Bank	RUB	47,900		740,000	772,069	(32,069)
Singapore Dollar,
Expiring 01/17/17	Citigroup Global Markets	SGD	2,394		1,712,887	1,653,031	59,856
Expiring 01/17/17	Deutsche Bank AG	SGD	4,389		3,093,000	3,030,040	62,960
Expiring 01/17/17	Deutsche Bank AG	SGD	492		340,734	339,694	1,040
Expiring 01/17/17	Hong Kong & Shanghai Bank	SGD	761		525,337	525,421	(84)
Expiring 01/17/17	Hong Kong & Shanghai Bank	SGD	710		502,226	489,860	12,366
Expiring 01/17/17	Standard Chartered PLC	SGD	936		646,038	646,247	(209)
Expiring 01/20/17	Citigroup Global Markets	SGD	—	(r)	236	223	13

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Singapore Dollar (continued),
Expiring 03/15/17	Barclays Capital Group	SGD	18,639	$13,079,726	$12,865,929	$213,797
Expiring 03/15/17	Barclays Capital Group	SGD	12,469	8,749,811	8,606,789	143,022
Expiring 03/15/17	Morgan Stanley	SGD	13,432	9,429,596	9,271,915	157,681
Expiring 03/15/17	Morgan Stanley	SGD	6,511	4,516,865	4,494,105	22,760
Expiring 03/15/17	Morgan Stanley	SGD	5,401	3,739,105	3,728,375	10,730
Expiring 03/15/17	Morgan Stanley	SGD	2,045	1,410,436	1,411,848	(1,412)
Expiring 03/15/17	Morgan Stanley	SGD	1,854	1,280,300	1,279,858	442
Expiring 03/15/17	Morgan Stanley	SGD	1,789	1,234,077	1,235,142	(1,065)
Expiring 03/15/17	Morgan Stanley	SGD	1,687	1,165,711	1,164,665	1,046
Expiring 03/15/17	Morgan Stanley	SGD	1,277	886,115	881,650	4,465
Expiring 03/15/17	Morgan Stanley	SGD	1,026	710,383	708,344	2,039
Expiring 03/15/17	Morgan Stanley	SGD	395	272,598	272,871	(273)
Expiring 03/15/17	Morgan Stanley	SGD	368	254,146	254,058	88
Expiring 03/15/17	Morgan Stanley	SGD	351	241,830	242,039	(209)
Expiring 03/15/17	Morgan Stanley	SGD	332	229,195	228,989	206
Expiring 03/17/17	JPMorgan Chase	SGD	1,732	1,195,617	1,195,547	70
South Korean Won,
Expiring 01/09/17	Hong Kong & Shanghai Bank	KRW	907,525	775,000	751,387	23,613
Expiring 01/17/17	BNP Paribas	KRW	699,624	597,000	579,255	17,745
Expiring 01/17/17	Citigroup Global Markets	KRW	1,932,328	1,707,758	1,599,874	107,884
Expiring 01/17/17	Citigroup Global Markets	KRW	1,746,498	1,529,533	1,446,015	83,518
Expiring 01/17/17	Goldman Sachs & Co.	KRW	956,403	815,000	791,855	23,145
Expiring 01/17/17	Hong Kong & Shanghai Bank	KRW	1,266,546	1,084,000	1,048,639	35,361
Expiring 01/17/17	Hong Kong & Shanghai Bank	KRW	363,196	310,000	300,709	9,291
Expiring 01/17/17	JPMorgan Chase	KRW	907,587	775,000	751,438	23,562
Expiring 01/17/17	JPMorgan Chase	KRW	564,838	473,000	467,658	5,342
Expiring 01/17/17	JPMorgan Chase	KRW	473,038	396,000	391,652	4,348
Expiring 01/17/17	Standard Chartered PLC	KRW	169,644	145,000	140,457	4,543
Expiring 01/17/17	UBS AG	KRW	10,624,250	9,372,547	8,796,366	576,181
Expiring 01/17/17	UBS AG	KRW	496,306	423,000	410,917	12,083
Expiring 01/20/17	Barclays Capital Group	KRW	3,402,693	3,077,550	2,817,265	260,285
Expiring 01/20/17	Barclays Capital Group	KRW	2,803,170	2,511,576	2,320,889	190,687
Expiring 01/20/17	Barclays Capital Group	KRW	2,468,930	2,129,324	2,044,155	85,169
Expiring 02/03/17	JPMorgan Chase	KRW	507,738	420,000	420,388	(388)
Expiring 02/03/17	UBS AG	KRW	330,992	274,000	274,049	(49)
Expiring 03/21/17	UBS AG	KRW	7,394,449	6,203,293	6,122,931	80,362
Swedish Krona,
Expiring 03/15/17	Barclays Capital Group	SEK	661,095	71,882,402	72,887,824	(1,005,422)
Expiring 03/15/17	Barclays Capital Group	SEK	145,539	15,824,736	16,046,077	(221,341)
Expiring 03/15/17	Barclays Capital Group	SEK	57,529	6,245,641	6,342,792	(97,151)
Expiring 03/15/17	Barclays Capital Group	SEK	31,022	3,324,061	3,420,308	(96,247)
Expiring 03/15/17	Barclays Capital Group	SEK	11,676	1,267,582	1,287,299	(19,717)
Expiring 03/15/17	Barclays Capital Group	SEK	5,966	639,297	657,808	(18,511)
Expiring 03/15/17	Morgan Stanley	SEK	44,708	4,865,369	4,929,137	(63,768)
Expiring 03/15/17	Morgan Stanley	SEK	42,797	4,704,822	4,718,454	(13,632)
Expiring 03/15/17	Morgan Stanley	SEK	42,461	4,634,382	4,681,416	(47,034)
Expiring 03/15/17	Morgan Stanley	SEK	35,497	3,868,872	3,913,675	(44,803)
Expiring 03/15/17	Morgan Stanley	SEK	8,868	965,086	977,735	(12,649)
Expiring 03/15/17	Morgan Stanley	SEK	8,437	927,463	930,150	(2,687)
Expiring 03/15/17	Morgan Stanley	SEK	8,296	905,511	914,701	(9,190)
Expiring 03/15/17	Morgan Stanley	SEK	7,119	775,895	784,880	(8,985)
Expiring 03/15/17	UBS AG	SEK	22,000	2,415,905	2,425,569	(9,664)
Swiss Franc,
Expiring 02/02/17	JPMorgan Chase	CHF	1,083	1,066,938	1,066,170	768
Expiring 03/15/17	Citigroup Global Markets	CHF	59	58,894	58,495	399

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 03/15/17	Citigroup Global Markets	CHF	16	$15,680	$15,534	$146

				$1,022,869,204	$1,005,767,088	17,102,116

						$8,153,585

(r)	Less than $500 par.

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Ford Motor Credit Co. LLC	06/20/21	5.000%		800	$125,103	$126,087	$984
Tesco PLC	12/20/20	1.000%	EUR	800	(25,077)	(18,420)	6,657

					$100,026	$107,667	$7,641

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Republic of Brazil	06/20/21	1.000%	200	2.514%	$(12,486)	$(13,833)	$1,347	Credit Suisse First Boston Corp.
Republic of Brazil	06/20/21	1.000%	200	2.514%	(12,486)	(13,875)	1,389	Goldman Sachs & Co.
Republic of Brazil	06/20/21	1.000%	100	2.514%	(6,244)	(8,650)	2,406	Citigroup Global Markets
Republic of Brazil	06/20/21	1.000%	100	2.514%	(6,244)	(8,609)	2,365	Deutsche Bank AG
Republic of Brazil	06/20/21	1.000%	100	2.514%	(6,244)	(6,979)	735	JPMorgan Chase
Republic of Italy	03/20/19	1.000%	900	0.981%	678	(15,622)	16,300	Deutsche Bank AG
Russian Federation	06/20/21	1.000%	200	1.622%	(5,191)	(12,268)	7,077	JPMorgan Chase
United Mexican States	09/20/19	1.000%	300	0.925%	701	2,557	(1,856)	Hong Kong & Shanghai Bank
United Mexican States	09/20/19	1.000%	200	0.925%	467	1,753	(1,286)	Citigroup Global Markets
United Mexican States	06/20/21	1.000%	300	1.407%	(5,067)	(7,243)	2,176	Hong Kong & Shanghai Bank
United Mexican States	06/20/21	1.000%	100	1.407%	(1,689)	(2,437)	748	Citigroup Global Markets

					$(53,805)	$(85,206)	$31,401

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Republic of Korea	12/20/21	1.000%	2,210	0.439%	$(59,858)	$(64,540)	$4,682	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Republic of Korea	12/20/21	1.000%	1,890	0.439%	$(51,190)	$(55,142)	$3,952	Barclays Capital Group

					$(111,048)	$(119,682)	$8,634

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX. NA.IG.27	12/20/21	5.000%		998	$(62,457)	$(63,471)	$(1,014)
CDX.NA.HY.27.5Y	12/20/21	5.000%		2,425	(85,568)	(154,169)	(68,601)
CDX.NA.HY.27.5Y	12/20/21	5.000%		300	(11,258)	(19,072)	(7,814)
CDX.NA.IG.26.5Y	06/20/21	1.000%		2,000	(23,845)	(34,069)	(10,224)
CDX.NA.IG.27.5Y	12/20/21	1.000%		50	(473)	(774)	(301)
CDX.NA.IG.27.V1	12/20/21	1.000%		1,100	(15,504)	(16,836)	(1,332)

					$(199,105)	$(288,391)	$(89,286)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX. NA.IG.27	12/20/21	1.000%		2,070	$23,723	$32,029	$8,306
CDX.ITRX.XO.22.5Y	12/20/19	5.000%	EUR	1,680	186,602	156,369	(30,233)
iTraxx Europe Crossover Index	12/20/20	5.000%	EUR	127	9,506	13,089	3,583
iTraxx Europe Crossover Index	06/20/21	5.000%	EUR	30	2,815	3,038	223

					$222,646	$204,525	$(18,121)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.AAA.8	10/17/57	0.500%	1,200	$(13,723)	$(63,017)	$49,294	Goldman Sachs & Co.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
EUR	700	10/15/17	0.580%	Eurostat Eurozone HICP ex Tobacco(2)	$(2,439)	$399	$2,838
EUR	2,300	05/15/18	0.830%	Eurostat Eurozone HICP ex Tobacco(1)	(10,044)	—	10,044
EUR	300	09/15/18	0.625%	Eurostat Eurozone HICP ex Tobacco(2)	(885)	1,123	2,008
EUR	500	10/15/18	0.650%	Eurostat Eurozone HICP ex Tobacco(2)	(1,222)	2,237	3,459
EUR	500	11/15/18	0.883%	Eurostat Eurozone HICP ex Tobacco(2)	16	3,316	3,300
EUR	400	11/15/18	0.890%	France CPI ex Tobacco Household Index(2)	388	3,242	2,854
EUR	1,970	04/15/21	0.806%	Eurostat Eurozone HICP ex Tobacco(2)	13,043	44,616	31,573
EUR	1,700	05/15/21	0.875%	Eurostat Eurozone HICP ex Tobacco(2)	11,132	36,001	24,869
EUR	270	12/15/21	1.165%	Eurostat Eurozone HICP ex Tobacco(2)	225	602	377
EUR	300	12/15/26	1.385%	Eurostat Eurozone HICP ex Tobacco(1)	(622)	(2,875)	(2,253)
GBP	1,100	03/15/22	0.500%	6 Month GBP LIBOR(1)	23,495	26,674	3,179
GBP	1,000	03/18/25	2.750%	6 Month GBP LIBOR(1)	(109,443)	(168,578)	(59,135)
GBP	2,060	09/16/25	2.000%	6 Month GBP LIBOR(1)	57,492	(192,790)	(250,282)
GBP	8,400	03/15/27	0.750%	6 Month GBP LIBOR(1)	435,229	506,245	71,016
GBP	700	04/15/30	3.190%	U.K. Retail Prices Index(1)	(39,728)	(32,927)	6,801
GBP	400	05/15/30	3.350%	U.K. Retail Prices Index(1)	(7,435)	(5,086)	2,349
GBP	1,300	06/15/30	3.400%	U.K. Retail Prices Index(1)	(9,738)	(7,601)	2,137
GBP	700	06/15/30	3.400%	U.K. Retail Prices Index(1)	(3,278)	(4,093)	(815)
GBP	600	08/15/30	3.325%	U.K. Retail Prices Index(1)	(7,204)	(17,848)	(10,644)
GBP	200	09/15/30	3.275%	U.K. Retail Prices Index(1)	(9,882)	(8,826)	1,056
GBP	100	04/15/31	3.140%	U.K. Retail Prices Index(1)	(10,597)	(10,241)	356
GBP	1,000	06/15/31	3.100%	U.K. Retail Prices Index(1)	(103,355)	(121,813)	(18,458)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	100	04/15/35	3.358%	U.K. Retail Prices Index(1)	$(5,145)	$(3,945)	$1,200
GBP	600	01/15/45	3.328%	U.K. Retail Prices Index(1)	(67,149)	(41,628)	25,521
GBP	240	03/18/45	2.000%	6 Month GBP LIBOR(1)	6,358	(41,230)	(47,588)
GBP	400	10/15/46	3.585%	U.K. Retail Prices Index(2)	(22,627)	(17,398)	5,229
GBP	1,500	03/15/47	1.500%	6 Month GBP LIBOR(1)	79,859	(32,653)	(112,512)
GBP	450	03/15/47	1.750%	6 Month GBP LIBOR(1)	(15,061)	(44,608)	(29,547)
GBP	300	03/15/47	1.500%	6 Month GBP LIBOR(1)	19,067	(6,531)	(25,598)
JPY	710,000	12/20/19	0.250%	6 Month JPY LIBOR(2)	61,421	38,872	(22,549)
JPY	3,510,000	09/18/20	0.500%	6 Month JPY LIBOR(2)	703,771	549,983	(153,788)
JPY	2,100,000	12/20/21	0.500%	6 Month JPY LIBOR(2)	531,750	382,130	(149,620)
JPY	1,467,560	09/20/23	0.023%	6 Month JPY LIBOR(1)	—	80,814	80,814
JPY	1,171,740	07/22/24	0.677%	6 Month JPY LIBOR(1)	—	(439,016)	(439,016)
JPY	5,110,000	06/19/33	1.500%	6 Month JPY LIBOR(2)	9,503,674	6,932,280	(2,571,394)
JPY	440,000	06/17/35	1.250%	6 Month JPY LIBOR(2)	670,659	437,075	(233,584)
JPY	70,000	12/21/45	1.500%	6 Month JPY LIBOR(2)	179,569	108,987	(70,582)
JPY	900	12/21/45	1.500%	6 Month JPY LIBOR(1)	(2,167)	(1,401)	766
JPY	105,700	05/09/46	0.641%	6 Month JPY LIBOR(1)	—	51,482	51,482
MXN	1,300	11/17/21	7.388%	28 Day Mexican Interbank Rate(2)	—	(686)	(686)
MXN	1,400	11/20/21	7.030%	28 Day Mexican Interbank Rate(2)	(131)	(1,800)	(1,669)
MXN	4,500	12/17/26	8.035%	28 Day Mexican Interbank Rate(2)	50	1,677	1,627
MXN	1,100	12/11/31	8.300%	28 Day Mexican Interbank Rate(2)	—	599	599
	430	04/15/17	1.908%	U.S. CPI Urban Consumers NSA Index(2)	(12,798)	(12,775)	23
	1,300	07/15/17	2.250%	U.S. CPI Urban Consumers NSA Index(2)	(67,273)	(66,818)	455
	23,250	02/26/18	0.771%	3 Month LIBOR(2)	—	(79,066)	(79,066)
	1,200	06/15/18	1.250%	3 Month LIBOR(2)	5,605	(800)	(6,405)
	21,500	06/27/18	0.907%	3 Month LIBOR(2)	—	(130,226)	(130,226)
	34,200	06/21/19	1.250%	3 Month LIBOR(1)	(71,291)	300,411	371,702
	9,330	10/17/19	1.138%	3 Month LIBOR(2)	—	(123,474)	(123,474)
	800	11/23/20	2.027%	U.S. CPI Urban Consumers NSA Index(2)	—	5,091	5,091
	700	11/25/20	2.021%	U.S. CPI Urban Consumers NSA Index(2)	—	4,579	4,579

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued)
1,300	12/16/20	2.000%	3 Month LIBOR(1)	$(32,141)	$(8,476)	$23,665
19,140	06/01/21	1.340%	3 Month LIBOR(2)	—	(453,588)	(453,588)
2,300	06/13/21	1.185%	3 Month LIBOR(2)	—	(71,431)	(71,431)
9,950	06/27/21	1.220%	3 Month LIBOR(2)	—	(299,862)	(299,862)
11,400	06/28/21	1.450%	3 Month LIBOR(1)	9,209	195,738	186,529
10,800	12/21/21	1.500%	3 Month LIBOR(1)	24,604	238,346	213,742
1,790	12/21/21	1.500%	3 Month LIBOR(1)	26,192	40,044	13,852
77,300	06/17/22	2.500%	3 Month LIBOR(1)	(4,938,105)	(2,011,068)	2,927,037
5,200	08/31/22	1.897%	3 Month LIBOR(1)	—	12,149	12,149
69,364	11/30/22	1.900%	3 Month LIBOR(1)	9,227	612,975	603,748
3,700	12/16/22	2.250%	3 Month LIBOR(1)	(187,491)	(38,408)	149,083
400	12/16/22	2.250%	3 Month LIBOR(2)	2,777	4,148	1,371
12,800	05/15/23	1.267%	3 Month LIBOR(1)	(529)	650,061	650,590
4,600	12/19/23	2.500%	3 Month LIBOR(2)	(36,996)	7,087	44,083
7,900	06/17/25	2.750%	3 Month LIBOR(1)	(773,105)	(316,702)	456,403
400	08/05/25	2.350%	3 Month LIBOR(1)	(24,294)	(5,574)	18,720
1,700	12/16/25	2.500%	3 Month LIBOR(1)	(133,896)	(32,111)	101,785
3,900	02/22/26	2.500%	3 Month LIBOR(1)	—	36,323	36,323
7,450	03/16/26	2.400%	3 Month LIBOR(1)	(45,738)	103,656	149,394
1,800	04/21/26	2.300%	3 Month LIBOR(1)	—	33,494	33,494
2,400	04/27/26	2.300%	3 Month LIBOR(1)	—	44,772	44,772
15,120	05/23/26	1.738%	3 Month LIBOR(1)	—	749,884	749,884
9,580	05/27/26	1.735%	3 Month LIBOR(1)	—	479,381	479,381
2,300	06/13/26	1.580%	3 Month LIBOR(1)	325	148,119	147,794
16,000	06/15/26	2.250%	3 Month LIBOR(1)	(917,562)	69,050	986,612
2,800	07/27/26	2.000%	3 Month LIBOR(1)	—	90,843	90,843
1,050	07/27/26	1.850%	3 Month LIBOR(1)	—	40,938	40,938
9,300	12/21/26	1.750%	3 Month LIBOR(1)	(79,314)	492,110	571,424
1,860	12/21/26	1.750%	3 Month LIBOR(1)	(45,591)	99,405	144,996
500	06/21/27	1.500%	3 Month LIBOR(1)	43,787	41,801	(1,986)
8,213	11/15/41	1.737%	3 Month LIBOR(1)	(3,082)	1,367,380	1,370,462
4,256	02/15/42	1.930%	3 Month LIBOR(1)	(1,358)	558,921	560,279
4,840	11/04/45	2.591%	3 Month LIBOR(1)	—	11,932	11,932
2,770	12/21/46	2.250%	3 Month LIBOR(1)	129,769	223,478	93,709
1,000	12/19/48	2.750%	3 Month LIBOR(1)	24,911	(5,370)	(30,281)

				$4,774,888	$11,011,147	$6,236,259

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
BRL	32,940	.01/04/21	12.487%	Brazilian Interbank Overnight Lending Rate(2)	$186,211	$—	$186,211	Bank of America
EUR	100	10/15/17	0.550%	Eurostat Eurozone HICP ex Tobacco(2)	79	—	79	BNP Paribas
EUR	400	04/15/21	0.806%	Eurostat Eurozone HICP ex Tobacco(1)	9,106	—	9,106	BNP Paribas
EUR	200	06/15/25	1.675%	France CPI ex Tobacco Household Index(1)	8,956	—	8,956	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
EUR	400	05/15/26	1.178%	Eurostat Eurozone HICP ex Tobacco(1)	$(12,657)	$(67)	$(12,590)	Citigroup Global Markets
EUR	400	08/15/26	1.140%	France CPI ex Tobacco Household Index(1)	(17,035)	—	(17,035)	RBC Dominion Securities
EUR	1,200	12/15/26	1.385%	Eurostat Eurozone HICP ex Tobacco(1)	(11,672)	(1,356)	(10,316)	Royal Bank of Scotland Group PLC
GBP	2,590	01/14/30	3.140%	U.K. Retail Prices Index(1)	(115,475)	—	(115,475)	Goldman Sachs & Co.
GBP	300	06/15/30	3.400%	U.K. Retail Prices Index(1)	(1,930)	934	(2,864)	Goldman Sachs & Co.
GBP	200	06/15/30	3.430%	U.K. Retail Prices Index(1)	233	56	177	Bank of America
GBP	1,100	08/15/30	3.325%	U.K. Retail Prices Index(1)	(34,304)	(3,501)	(30,803)	Goldman Sachs & Co.
GBP	400	08/15/30	3.350%	U.K. Retail Prices Index(1)	(9,977)	(4,559)	(5,418)	Bank of America
GBP	20	07/15/31	3.140%	U.K. Retail Prices Index(1)	(2,328)	—	(2,328)	Royal Bank of Scotland Group PLC
GBP	200	04/15/35	3.358%	U.K. Retail Prices Index(1)	(8,101)	—	(8,101)	Goldman Sachs & Co.
GBP	40	06/15/46	3.120%	U.K. Retail Prices Index(2)	10,936	—	10,936	Goldman Sachs & Co.
	2,200	01/01/17	1.330%	U.S. CPI Urban Consumers NSA Index(1)	(6,539)	—	(6,539)	JPMorgan Chase
	1,100	01/15/17	1.413%	U.S. CPI Urban Consumers NSA Index(1)	(2,632)	—	(2,632)	JPMorgan Chase
	4,000	02/01/17	1.632%	U.S. CPI Urban Consumers NSA Index(1)	(2,405)	—	(2,405)	JPMorgan Chase
	800	02/12/17	2.415%	U.S. CPI Urban Consumers NSA Index(2)	(40,653)	87	(40,740)	Goldman Sachs & Co.
	4,500	07/15/17	2.250%	U.S. CPI Urban Consumers NSA Index(2)	(234,470)	8,389	(242,859)	Royal Bank of Scotland Group PLC
	800	10/16/17	1.010%	U.S. CPI Urban Consumers NSA Index(2)	9,908	—	9,908	Bank of America
	100	05/23/18	1.580%	U.S. CPI Urban Consumers NSA Index(2)	734	—	734	Bank of America
	300	06/07/18	1.565%	U.S. CPI Urban Consumers NSA Index(2)	2,295	—	2,295	Bank of America
	600	10/01/18	2.175%	U.S. CPI Urban Consumers NSA Index(2)	(21,553)	(374)	(21,179)	Goldman Sachs & Co.
	900	11/01/18	2.172%	U.S. CPI Urban Consumers NSA Index(2)	(32,026)	—	(32,026)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
250	03/04/19	1.725%	U.S. CPI Urban Consumers NSA Index(2)	$628	$—	$628	Deutsche Bank AG
3,000	11/23/20	1.570%	U.S. CPI Urban Consumers NSA Index(2)	67,962	—	67,962	Bank of America
600	07/26/21	1.730%	U.S. CPI Urban Consumers NSA Index(1)	(13,308)	—	(13,308)	JPMorgan Chase
600	07/26/21	1.550%	U.S. CPI Urban Consumers NSA Index(2)	18,669	—	18,669	JPMorgan Chase
460	09/12/21	1.603%	U.S. CPI Urban Consumers NSA Index(2)	12,665	—	12,665	JPMorgan Chase
800	05/08/23	2.560%	U.S. CPI Urban Consumers NSA Index(2)	(68,382)	—	(68,382)	Deutsche Bank AG
1,900	08/30/26	1.762%	U.S. CPI Urban Consumers NSA Index(1)	(94,934)	—	(94,934)	JPMorgan Chase
460	09/12/26	1.801%	U.S. CPI Urban Consumers NSA Index(1)	(21,714)	—	(21,714)	JPMorgan Chase
200	09/20/26	1.805%	U.S. CPI Urban Consumers NSA Index(1)	(9,528)	—	(9,528)	Morgan Stanley

				$(433,241)	$(391)	$(432,850)

Cash of $4,006,209, $1,572,787, $607,835 and $243,000 have been segregated with Goldman Sachs & Co., Morgan Stanley, Citigroup Global Markets and RBC Capital Markets, respectively, and U.S. Treasury Obligations with a market value of $6,461,222 and $2,054,972 have been segregated with Citigroup Global Markets and RBC Capital Markets, respectively, to cover requirement for open centrally cleared interest rate and credit default swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2016:

Counterparty(1)(2)	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements:
Bank of America	25,540	Pay fixed payments on the BCOMTR Index and receive variable payments based on the 3 Month U.S. Treasury Bill Rate +13 bps.	$1,631,098	$137,095	$1,494,003
Bank of America	219	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	—	—	—
Bank of America	(5)	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	2,433	—	2,433
Deutsche Bank AG	(2)	Pay or receive amounts based on market value fluctuation of Abbott Laboratories	318	—	318

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)(2)	Long (Short) Notional Amount (000)#			Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		800		Pay or receive amounts based on market value fluctuation of Acorda Therapeutics, Inc.	$(127,078)	$—	$(127,078)
Deutsche Bank AG		(7)		Pay or receive amounts based on market value fluctuation of Acorda Therapeutics, Inc.	37,459	—	37,459
Deutsche Bank AG		2		Pay or receive amounts based on market value fluctuation of Actavis, Inc.	(575,022)	—	(575,022)
Deutsche Bank AG	CHF	—	(r)	Pay or receive amounts based on market value fluctuation of Actelion Ltd.	9,914	—	9,914
Deutsche Bank AG		(4)		Pay or receive amounts based on market value fluctuation of Aetna, Inc.	(46,662)	—	(46,662)
Deutsche Bank AG		8		Pay or receive amounts based on market value fluctuation of Alere, Inc.	(60,116)	—	(60,116)
Deutsche Bank AG		(7)		Pay or receive amounts based on market value fluctuation of Alibaba Group Holding Ltd.	(69,236)	—	(69,236)
Deutsche Bank AG		1,250		Pay or receive amounts based on market value fluctuation of Allegheny Technologies, Inc.	197,385	—	197,385
Deutsche Bank AG		(74)		Pay or receive amounts based on market value fluctuation of Allegheny Technologies, Inc.	7,012	—	7,012
Deutsche Bank AG		(6)		Pay or receive amounts based on market value fluctuation of Allergan PLC	199,280	—	199,280
Deutsche Bank AG		200		Pay or receive amounts based on market value fluctuation of Alpha Natural Resources, Inc.	(142,423)	—	(142,423)
Deutsche Bank AG		375		Pay or receive amounts based on market value fluctuation of American Realty Capital Properties, Inc.	1,622	—	1,622
Deutsche Bank AG		—	(r)	Pay or receive amounts based on market value fluctuation of Analog Devices, Inc.	(450)	—	(450)
Deutsche Bank AG		24		Pay or receive amounts based on market value fluctuation of Anthem, Inc.	41,104	—	41,104
Deutsche Bank AG		(8)		Pay or receive amounts based on market value fluctuation of Anthem, Inc.	(101,457)	—	(101,457)
Deutsche Bank AG		26		Pay or receive amounts based on market value fluctuation of Apollo Education Group, Inc.	34,457	—	34,457
Deutsche Bank AG		—	(r)	Pay or receive amounts based on market value fluctuation of Ball Corp.	(3)	—	(3)
Deutsche Bank AG	CAD	(5)		Pay or receive amounts based on market value fluctuation of BCE, Inc.	10,069	—	10,069
Deutsche Bank AG	GBP	(1)		Pay or receive amounts based on market value fluctuation of British American Tobacco PLC	1,177	—	1,177

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)(2)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		100	Pay or receive amounts based on market value fluctuation of Brookdale Senior Living, Inc.	$(2,450)	$—	$(2,450)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Brookdale Senior Living, Inc.	82	—	82
Deutsche Bank AG		6	Pay or receive amounts based on market value fluctuation of Bunge Ltd.	(9,966)	—	(9,966)
Deutsche Bank AG		(4)	Pay or receive amounts based on market value fluctuation of Bunge Ltd.	(38,338)	—	(38,338)
Deutsche Bank AG		32	Pay or receive amounts based on market value fluctuation of Casa Ley	6,389	—	6,389
Deutsche Bank AG		1,100	Pay or receive amounts based on market value fluctuation of Cemex SAB de CV	87,009	—	87,009
Deutsche Bank AG		(67)	Pay or receive amounts based on market value fluctuation of Cemex SAB de CV	29,960	—	29,960
Deutsche Bank AG		275	Pay or receive amounts based on market value fluctuation of Cenveo Corp.	25,874	—	25,874
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Chemical Financial Corp.	(2,340)	—	(2,340)
Deutsche Bank AG		(34)	Pay or receive amounts based on market value fluctuation of Chesapeake Energy Corp.	(46,463)	—	(46,463)
Deutsche Bank AG		300	Pay or receive amounts based on market value fluctuation of Ciena Corp.	21,748	—	21,748
Deutsche Bank AG		(12)	Pay or receive amounts based on market value fluctuation of Ciena Corp.	(25,175)	—	(25,175)
Deutsche Bank AG		8	Pay or receive amounts based on market value fluctuation of CIGNA Corp.	(38,330)	—	(38,330)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Contura Energy, Inc.	—	—	—
Deutsche Bank AG	EUR	7	Pay or receive amounts based on market value fluctuation of Conwert Immobilien Invest SE	(4,510)	—	(4,510)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Cousins Properties, Inc.	(3)	—	(3)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Dell Technologies, Inc.	2,837	—	2,837
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of DISH Network Corp.	(5,729)	—	(5,729)
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of Dominion Resources, Inc.	(2,430)	—	(2,430)

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)(2)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	AUD	30	Pay or receive amounts based on market value fluctuation of Duet Group.	$433	$—	$433
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Durata Therapeutics, Inc.^	(3,176)	—	(3,176)
Deutsche Bank AG		(66)	Pay or receive amounts based on market value fluctuation of Dynegy, Inc.	565,819	—	565,819
Deutsche Bank AG		1,450	Pay or receive amounts based on market value fluctuation of Emergent BioSolutions, Inc.	(182,668)	—	(182,668)
Deutsche Bank AG		(32)	Pay or receive amounts based on market value fluctuation of Emergent BioSolutions, Inc.	47,692	—	47,692
Deutsche Bank AG		10	Pay or receive amounts based on market value fluctuation of Empire District Electric Co.	3,924	—	3,924
Deutsche Bank AG	GBP	27	Pay or receive amounts based on market value fluctuation of Entertainment One Ltd.	3,913	—	3,913
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Envision Healthcare Corp.	(59)	—	(59)
Deutsche Bank AG		825	Pay or receive amounts based on market value fluctuation of Euronet Worldwide, Inc.	(34,506)	—	(34,506)
Deutsche Bank AG		(8)	Pay or receive amounts based on market value fluctuation of Euronet Worldwide, Inc.	31,244	—	31,244
Deutsche Bank AG		450	Pay or receive amounts based on market value fluctuation of EZCorp.	6,412	—	6,412
Deutsche Bank AG		(13)	Pay or receive amounts based on market value fluctuation of EZCorp.	(2,955)	—	(2,955)
Deutsche Bank AG		5	Pay or receive amounts based on market value fluctuation of Fidelity & Guaranty Life	1,205	—	1,205
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of First Cash Financial Services, Inc.	(47)	—	(47)
Deutsche Bank AG		(11)	Pay or receive amounts based on market value fluctuation of Great Plains Energy, Inc.	(2,932)	—	(2,932)
Deutsche Bank AG		375	Pay or receive amounts based on market value fluctuation of GT Advanced Technologies, Inc.^	(106)	—	(106)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of GT Advanced Technologies, Inc.^	—	—	—
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of GT Advanced Technologies, Inc.^	—	—	—
Deutsche Bank AG		700	Pay or receive amounts based on market value fluctuation of Herbalife Ltd.	63,272	—	63,272

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)(2)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued)
Deutsche Bank AG		5	Pay or receive amounts based on market value fluctuation of Humana, Inc.	$87,961	$—	$87,961
Deutsche Bank AG		(6)	Pay or receive amounts based on market value fluctuation of Innoviva, Inc.	2,999	—	2,999
Deutsche Bank AG		1,050	Pay or receive amounts based on market value fluctuation of Inphi Corp.	90,272	—	90,272
Deutsche Bank AG		(21)	Pay or receive amounts based on market value fluctuation of Inphi Corp.	(47,940)	—	(47,940)
Deutsche Bank AG		(16)	Pay or receive amounts based on market value fluctuation of Integrated Device Technology, Inc.	(29,874)	—	(29,874)
Deutsche Bank AG		2,000	Pay or receive amounts based on market value fluctuation of Intel Corp.	369,944	—	369,944
Deutsche Bank AG		(82)	Pay or receive amounts based on market value fluctuation of Intel Corp.	(301,203)	—	(301,203)
Deutsche Bank AG		825	Pay or receive amounts based on market value fluctuation of Intergrated Device Technology, Inc.	43,754	—	43,754
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of InterOil Corp.	2,524	—	2,524
Deutsche Bank AG		300	Pay or receive amounts based on market value fluctuation of j2 Global, Inc.	47,228	—	47,228
Deutsche Bank AG		(3)	Pay or receive amounts based on market value fluctuation of j2 Global, Inc.	(46,465)	—	(46,465)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Linear Technology Corp.	633	—	633
Deutsche Bank AG	GBP	5	Pay or receive amounts based on market value fluctuation of London Stock Exchange Group PLC	17,663	—	17,663
Deutsche Bank AG	CAD	15	Pay or receive amounts based on market value fluctuation of Manitoba Telecom Services, Inc.	1,266	—	1,266
Deutsche Bank AG		2,625	Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	1,802,331	—	1,802,331
Deutsche Bank AG		(110)	Pay or receive amounts based on market value fluctuation of Microchip Technology, Inc.	(2,061,398)	—	(2,061,398)
Deutsche Bank AG		500	Pay or receive amounts based on market value fluctuation of Molina Healthcare, Inc.	56,193	—	56,193
Deutsche Bank AG		300	Pay or receive amounts based on market value fluctuation of Molina Healthcare, Inc.	(6,348)	—	(6,348)
Deutsche Bank AG		(13)	Pay or receive amounts based on market value fluctuation of Molina Healthcare, Inc.	27,700	—	27,700

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)(2)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued)
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Mosanto Co.	$(617)	$—	$(617)
Deutsche Bank AG		600	Pay or receive amounts based on market value fluctuation of NRG Yield, Inc.	(105,851)	—	(105,851)
Deutsche Bank AG		(6)	Pay or receive amounts based on market value fluctuation of NRG Yield, Inc.	4,442	—	4,442
Deutsche Bank AG		750	Pay or receive amounts based on market value fluctuation of ON Semiconductor Corp.	104,798	—	104,798
Deutsche Bank AG		(46)	Pay or receive amounts based on market value fluctuation of ON Semiconductor Corp.	(45,802)	—	(45,802)
Deutsche Bank AG		(16)	Pay or receive amounts based on market value fluctuation of People’s United Financial, Inc.	(73,943)	—	(73,943)
Deutsche Bank AG		600	Pay or receive amounts based on market value fluctuation of Priceline Group, Inc. (The)	108,443	—	108,443
Deutsche Bank AG		(1)	Pay or receive amounts based on market value fluctuation of Priceline Group, Inc. (The)	(97,973)	—	(97,973)
Deutsche Bank AG		32	Pay or receive amounts based on market value fluctuation of Property Development Center	2,174	—	2,174
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Prosensa Holdings	—	—	—
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Quintiles Transnational Holdings, Inc.	4	—	4
Deutsche Bank AG		66	Pay or receive amounts based on market value fluctuation of Rite Aid Corp.	22,365	—	22,365
Deutsche Bank AG	GBP	16	Pay or receive amounts based on market value fluctuation of Sky PLC.	(502)	—	(502)
Deutsche Bank AG		500	Pay or receive amounts based on market value fluctuation of Spirit Reality Capital, Inc.	(7,696)	—	(7,696)
Deutsche Bank AG		(11)	Pay or receive amounts based on market value fluctuation of Spirit Reality Capital, Inc.	10,294	—	10,294
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of St. Jude Medical, Inc.	5,735	—	5,735
Deutsche Bank AG		550	Pay or receive amounts based on market value fluctuation of Starwood Property Trust, Inc.	(2,035)	—	(2,035)
Deutsche Bank AG		(18)	Pay or receive amounts based on market value fluctuation of Starwood Property Trust, Inc.	10,396	—	10,396
Deutsche Bank AG		7	Pay or receive amounts based on market value fluctuation of Suffolk Bancorp	81,827	—	81,827

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)(2)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG	CHF	1	Pay or receive amounts based on market value fluctuation of Syngenta AG	$(541)	$—	$(541)
Deutsche Bank AG	AUD	(16)	Pay or receive amounts based on market value fluctuation of Tabcorp Holdings Ltd.	348	—	348
Deutsche Bank AG	AUD	25	Pay or receive amounts based on market value fluctuation of Tatts Group Ltd.	5,956	—	5,956
Deutsche Bank AG	EUR	61	Pay or receive amounts based on market value fluctuation of Telecom Italia SpA	(14,535)	—	(14,535)
Deutsche Bank AG	EUR	(61)	Pay or receive amounts based on market value fluctuation of Telecom Italia SpA	19,330	—	19,330
Deutsche Bank AG		(23)	Pay or receive amounts based on market value fluctuation of Teva Pharmaceutical Finance Co. LLC.	106,954	—	106,954
Deutsche Bank AG		200	Pay or receive amounts based on market value fluctuation of Theravance, Inc.	(458)	—	(458)
Deutsche Bank AG		24	Pay or receive amounts based on market value fluctuation of T-Mobile US, Inc.	807,085	—	807,085
Deutsche Bank AG		(38)	Pay or receive amounts based on market value fluctuation of T-Mobile US, Inc.	(680,191)	—	(680,191)
Deutsche Bank AG		— (r)	Pay or receive amounts based on market value fluctuation of Tyco International PLC	131	—	131
Deutsche Bank AG		4	Pay or receive amounts based on market value fluctuation of Valspar Corp. (The)	(18,233)	—	(18,233)
Deutsche Bank AG		(2)	Pay or receive amounts based on market value fluctuation of Vereit, Inc.	1,194	—	1,194
Deutsche Bank AG		550	Pay or receive amounts based on market value fluctuation of Weatherford International Ltd.	(27,591)	—	(27,591)
Deutsche Bank AG		(75)	Pay or receive amounts based on market value fluctuation of Weatherford International PLC	65,142	—	65,142
Deutsche Bank AG		1,000	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	(110,772)	—	(110,772)
Deutsche Bank AG		(5)	Pay or receive amounts based on market value fluctuation of WebMD Health Corp.	12,073	—	12,073
Deutsche Bank AG		19	Pay or receive amounts based on market value fluctuation of Welltower, Inc.	(132,234)	—	(132,234)
Deutsche Bank AG		(10)	Pay or receive amounts based on market value fluctuation of Welltower, Inc.	15,336	—	15,336
Deutsche Bank AG		1	Pay or receive amounts based on market value fluctuation of Westar Energy, Inc.	210	—	210

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)(2)	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)
OTC swap agreements (continued):
Deutsche Bank AG		2	Pay or receive amounts based on market value fluctuation of WhiteWave Foods Co. (The)	$376	$—	$376
Deutsche Bank AG		775	Pay or receive amounts based on market value fluctuation of Wright Medical Group, Inc.	114,289	—	114,289
Deutsche Bank AG		(30)	Pay or receive amounts based on market value fluctuation of Wright Medical Group, Inc.	(65,422)	—	(65,422)
Deutsche Bank AG	JPY	(203)	Pay or receive amounts based on market value fluctuation of Yahoo! Japan Corp.	78,815	—	78,815

				$1,797,072	$137,095	$1,659,977

(r)	Less than $500 par.

(1)	Bank of America total return swaps have termination dates 8/31/17, 8/12/19 and 8/12/19, respectively.

(2)	Deutsche Bank AG positions have a reset date of 1/17/17. On the Deutsche Bank AG positions, the Portfolio receives or pays the total return on the positions shown in the table above and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.

(3)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$3,689,665,250	$—	$—
Common Stocks	381,429,123	57,636,980	167,494
Preferred Stocks	2,381,768	—	22,584
Rights	55,445	—	40,119
Unaffiliated Exchange Traded Funds	84,080,475	—	—
Unaffiliated Funds	101,151,894	—	—
Warrants	743,963	162	316
Asset-Backed Securities
Collateralized Debt Obligations	—	1,184,085	—
Collateralized Loan Obligations	—	2,819,818	—
Non-Residential Mortgage-Backed Securities	—	4,194,610	—
Residential Mortgage-Backed Securities	—	10,546,408	—
Bank Loan	—	—	31,253
Commercial Mortgage-Backed Securities	—	12,128,338	2,541,331
Convertible Bonds	—	763,934	28,087
Corporate Bonds	—	221,966,536	224
Foreign Government Bonds	—	216,574,507	—
Municipal Bonds	—	3,876,032	—
Residential Mortgage-Backed Securities	—	40,312,531	—
U.S. Government Agency Obligations	—	78,439,871	—
U.S. Treasury Obligations	—	623,198,275	—
Certificates of Deposit	—	18,229,600	—
Commercial Paper	—	12,480,938	—
Repurchase Agreement	—	7,700,000	—
Foreign Treasury Obligation	—	47,979	—

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Options Purchased	$215,610	$1,068,951	$—
Common Stocks - Short	(164,993,867)	(417,989)	—
Options Written	(786,640)	(757,207)	—
Other Financial Instruments*
Financial Futures Contracts	1,183,640	—	—
Commodity Futures Contracts	4,077,308	—	—
OTC Forward Foreign Currency Exchange Contracts	—	8,153,585	—
Centrally Cleared Credit Default Swap Agreements	—	(99,766)	—
OTC Credit Default Swap Agreements	—	(178,576)	—
Centrally Cleared Interest Rate Swap Agreements	—	6,236,259	—
OTC Interest Rate Swap Agreements	—	(433,241)	—
OTC Total Return Swap Agreements	—	1,800,354	(3,282)

Total	$4,099,203,969	$1,327,472,974	$2,828,126

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	67.8%
U.S. Treasury Obligations	11.5
Foreign Government Bonds	4.0
Banks	2.1
Unaffiliated Funds	1.8
Oil, Gas & Consumable Fuels	1.6
Unaffiliated Exchange Traded Funds	1.6
U.S. Government Agency Obligations	1.5
Electric Utilities	0.9
Residential Mortgage-Backed Securities	0.9
Oil & Gas	0.7
Transportation Infrastructure	0.7
Road & Rail	0.4
Certificates of Deposit	0.3
Commercial Mortgage-Backed Securities	0.3
Construction & Engineering	0.3
Equity Real Estate Investment Trusts (REITs)	0.3
Capital Markets	0.2
Chemicals	0.2
Commercial Paper	0.2
Diversified Financial Services	0.2
Gas Utilities	0.2
Independent Power & Renewable Electricity Producers	0.2
Media	0.2
Pharmaceuticals	0.2
Repurchase Agreement	0.2
Semiconductors & Semiconductor Equipment	0.2
Water Utilities	0.2
Aerospace & Defense	0.1
Air Freight & Logistics	0.1
Auto Components	0.1
Auto Manufacturers	0.1
Biotechnology	0.1
Commercial Services	0.1
Commercial Services & Supplies	0.1
Communications Equipment	0.1
Computers	0.1

Containers & Packaging	0.1%
Diversified Telecommunication Services	0.1
Electric	0.1
Electronic Equipment, Instruments & Components	0.1
Energy Equipment & Services	0.1
Engineering & Construction	0.1
Food & Staples Retailing	0.1
Food Products	0.1
Health Care Equipment & Supplies	0.1
Health Care Providers & Services	0.1
Hotels, Restaurants & Leisure	0.1
Household Durables	0.1
Insurance	0.1
Internet Software & Services	0.1
Iron/Steel	0.1
IT Services	0.1
Machinery	0.1
Metals & Mining	0.1
Multi-Utilities	0.1
Municipal Bonds	0.1
Non-Residential Mortgage-Backed Securities	0.1
Pipelines	0.1
Software	0.1
Specialty Retail	0.1
Telecommunications	0.1
Transportation	0.1
Trucking & Leasing	0.1
Aerospace & Defense	(0.1)
Banks	(0.1)
Biotechnology	(0.1)
Capital Markets	(0.1)
Chemicals	(0.1)
Communications Equipment	(0.1)
Containers & Packaging	(0.1)
Electric Utilities	(0.1)
Energy Equipment & Services	(0.1)
Food & Staples Retailing	(0.1)
Food Products	(0.1)
Health Care Equipment & Supplies	(0.1)
Health Care Providers & Services	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Insurance	(0.1)
Internet & Direct Marketing Retail	(0.1)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Internet Software & Services	(0.1)%
IT Services	(0.1)
Machinery	(0.1)
Media	(0.1)
Multi-Utilities	(0.1)
Road & Rail	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Software	(0.1)
Specialty Retail	(0.1)

Trading Companies & Distributors	(0.1)%
Equity Real Estate Investment Trusts (REITs)	(0.2)
Oil, Gas & Consumable Fuels	(0.2)

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker — variation margin futures	$10,435,199	*	Due from/to broker — variation margin futures	$6,357,891	*
Commodity contracts	Premiums paid for OTC swap agreements	137,095		—	—
Commodity contracts	Unrealized appreciation on OTC swap agreements	1,494,003		—	—
Credit contracts	Due from/to broker — variation margin swaps	19,753	*	Due from/to broker — variation margin swaps	119,519	*
Credit contracts	Premiums paid for OTC swap agreements	4,310		Premiums received for OTC swap agreements	272,215
Credit contracts	—	—		Options written outstanding, at value	5,977
Credit contracts	Unrealized appreciation on OTC swap agreements	92,471		Unrealized depreciation on OTC swap agreements	3,142
Equity contracts	Due from/to broker — variation margin futures	3,412,278	*	Due from/to broker — variation margin futures	1,106,085	*
Equity contracts	Unaffiliated investments	840,005		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	5,568,228		Unrealized depreciation on OTC swap agreements	5,402,254
Foreign exchange contracts	Due from/to broker — variation margin futures	281,088	*	Due from/to broker — variation margin futures	230,052	*
Foreign exchange contracts	Unaffiliated investments	256,102		Options written outstanding, at value	272,074
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	25,486,504		Unrealized depreciation on OTC forward foreign currency exchange contracts	17,332,919
Interest rate contracts	Due from/to broker — variation margin futures	1,974,856	*	Due from/to broker — variation margin futures	3,148,445	*
Interest rate contracts	Due from/to broker — variation margin swaps	11,632,298	*	Due from/to broker — variation margin swaps	5,396,039	*
Interest rate contracts	Premiums paid for OTC swap agreements	9,466		Premiums received for OTC swap agreements	9,857
Interest rate contracts	Unaffiliated investments	1,028,459		Options written outstanding, at value	1,265,796
Interest rate contracts	Unrealized appreciation on OTC swap agreements	328,326		Unrealized depreciation on OTC swap agreements	761,176

Total		$63,000,441			$41,683,441

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Commodity contracts	$—	$—	$—	$—	$7,254,290	$—	$1,472,996	$8,727,286
Credit contracts	—	—	—	60,606	—	—	45,826	106,432
Equity contracts	31,792	391,985	(4,021)	6,274	10,208,609	—	1,016,761	11,651,400
Foreign exchange contracts	—	—	(1,029,903)	3,728,128	(3,811,935)	28,962,365	27,440	27,876,095
Interest rate contracts	—	—	(3,819,841)	8,910,708	(3,058,472)	—	$(12,747,693)	$(10,715,298)

Total	$31,792	$391,985	$(4,853,765)	$12,705,716	$10,592,492	$28,962,365	$(10,184,670)	$37,645,915

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Options Purchased(3)	Options Written	Futures	Forward Contracts(4)	Swaps	Total
Commodity contracts	$—	$—	$—	$—	$10,199,086	$—	$1,494,003	$11,693,089
Credit contracts	—	—	40,638	3,804	—	—	408,594	453,036
Equity contracts	209,903	(367,777)	1,193	(602)	(185,354)	—	10,237,051	9,894,414
Foreign exchange contracts	—	—	100,496	(189,953)	(171,669)	(2,046,652)	—	(2,307,778)
Interest rate contracts	—	—	77,824	(140,221)	497,585	—	6,792,683	7,227,871

Total	$209,903	$(367,777)	$220,151	$(326,972)	$10,339,648	$(2,046,652)	$18,932,331	$26,960,632

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)	Forward Foreign Currency Exchange Contracts- Sold(3)
$1,332,367	$98,890,000	$1,199,051,660	$732,490,740	$1,141,899,629	$1,523,272,433

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Currency Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$8,738,000	$21,695,000	$8,541,000	$716,071,000	$53,362,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$50,964,864	$(50,964,864)	$—
Repurchase Agreements	7,700,000	(7,700,000)	—

	$58,664,864

Description	Gross Amounts of Recognized Liabilities(3)	Collateral Pledged	Net Amount
Securities Sold Short	$(165,411,856)	$165,411,856	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America(3-b)	$472,812	$(11,846)	$(280,000)	$180,966
Bank of America(4)	2,433	—	—	2,433
Bank of America(5-a)	75,070	(8,539)	—	66,531
Bank of America(5-b)	986,203	(64,713)	—	921,490
Bank of America(8)	1,631,098	—	(1,610,000)	21,098
Barclays Capital Group(3-a)	—	—	—	—
Barclays Capital Group(3-b)	177,451	(926)	—	176,525
Barclays Capital Group(5-a)	8,634	(8,634)	—	—
Barclays Capital Group(5-b)	817,735	(278,230)	—	539,505
Barclays Capital Group(6-a)	4,008,998	(4,008,998)	—	—
Barclays Capital Group(6-b)	785,623	(785,623)	—	—
BNP Paribas(3-a)	1,342,480	(1,342,480)	—	—
BNP Paribas(3-b)	177,316	(163,272)	—	14,044
Citigroup Global Markets(3-a)	299,991	(243,902)	—	56,089
Citigroup Global Markets(3-b)	45,788	(24,681)	—	21,107
Citigroup Global Markets(4)	22,121	(166)	—	21,955
Citigroup Global Markets(5-a)	518	(518)	—	—
Citigroup Global Markets(5-b)	5,040,379	(450,001)	—	4,590,378
Credit Suisse First Boston Corp.(3-a)	4,500	(4,500)	—	—
Credit Suisse First Boston Corp.(3-b)	1,347	(1,347)	—	—
Credit Suisse First Boston Corp.(4)	—	—	—	—
Deutsche Bank AG(3-a)	983,504	(543,743)	(439,761)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Deutsche Bank AG(3-b)	$309,490	$(297,265)	$—	$12,225
Deutsche Bank AG(4)	5,565,795	(5,402,254)	—	163,541
Goldman Sachs & Co.(3-a)	224,127	(224,127)	—	—
Goldman Sachs & Co.(3-b)	80,714	(80,714)	—	—
Goldman Sachs & Co.(5-b)	162,013	(148,546)	—	13,467
Hong Kong & Shanghai Bank(3-a)	583,184	(116,252)	(320,000)	146,932
Hong Kong & Shanghai Bank(3-b)	87,808	(17,333)	—	70,475
JPMorgan Chase(3-a)	984,352	(711,795)	(272,557)	—
JPMorgan Chase(3-b)	155,224	(155,224)	—	—
JPMorgan Chase(5-b)	34,272	(34,272)	—	—
Morgan Stanley(3-a)	262,355	(73,798)	(10,000)	178,557
Morgan Stanley(3-b)	501,875	(282,012)	(219,863)	—
Morgan Stanley(6-a)	5,239,248	(5,239,248)	—	—
Morgan Stanley(6-b)	1,211,679	(1,120,886)	—	90,793
RBC Dominion Securities(3-b)	—	—	—	—
Royal Bank of Scotland Group PLC(3-b)	8,389	(8,389)	—	—
Royal Bank of Scotland Group PLC(4)	724	—	—	724
Standard Chartered PLC(3-a)	251,982	(251,982)	—	—
Standard Chartered PLC(3-b)	8,946	—	—	8,946
UBS AG(3-a)	1,353,968	(152,761)	(1,120,000)	81,207
UBS AG(5-b)	103,465	—	—	103,465
UBS AG(7)	175,743	(175,743)	—	—

	$34,189,354

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America(3-b)	$(11,846)	$11,846	$—	$—
Bank of America(4)	—	—	—	—
Bank of America(5-a)	(8,539)	8,539	—	—
Bank of America(5-b)	(64,713)	64,713	—	—
Bank of America(8)	—	—	—	—
Barclays Capital Group(3-a)	(15,352)	—	—	(15,352)
Barclays Capital Group(3-b)	(926)	926	—	—
Barclays Capital Group(5-a)	(133,005)	8,634	—	(124,371)
Barclays Capital Group(5-b)	(278,230)	278,230	—	—
Barclays Capital Group(6-a)	(4,062,486)	4,008,998	53,488	—
Barclays Capital Group(6-b)	(886,084)	785,623	100,461	—
BNP Paribas(3-a)	(1,416,307)	1,342,480	—	(73,827)
BNP Paribas(3-b)	(163,272)	163,272	—	—
Citigroup Global Markets(3-a)	(243,902)	243,902	—	—
Citigroup Global Markets(3-b)	(24,681)	24,681	—	—
Citigroup Global Markets(4)	(166)	166	—	—
Citigroup Global Markets(5-a)	(7,352)	518	—	(6,834)
Citigroup Global Markets(5-b)	(450,001)	450,001	—	—
Credit Suisse First Boston Corp.(3-a)	(92,468)	4,500	87,968	—
Credit Suisse First Boston Corp.(3-b)	(13,881)	1,347	—	(12,534)
Credit Suisse First Boston Corp.(4)	(143)	—	—	(143)
Deutsche Bank AG(3-a)	(543,743)	543,743	—	—
Deutsche Bank AG(3-b)	(297,265)	297,265	—	—
Deutsche Bank AG(4)	(5,402,254)	5,402,254	—	—
Goldman Sachs & Co.(3-a)	(342,108)	224,127	5,147	(112,834)
Goldman Sachs & Co.(3-b)	(531,498)	80,714	450,784	—
Goldman Sachs & Co.(5-b)	(148,546)	148,546	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Hong Kong & Shanghai Bank(3-a)	$(116,252)	$116,252	$—	$—
Hong Kong & Shanghai Bank(3-b)	(17,333)	17,333	—	—
JPMorgan Chase(3-a)	(711,795)	711,795	—	—
JPMorgan Chase(3-b)	(582,691)	155,224	279,790	(147,677)
JPMorgan Chase(5-b)	(126,715)	34,272	—	(92,443)
Morgan Stanley(3-a)	(73,798)	73,798	—	—
Morgan Stanley(3-b)	(282,012)	282,012	—	—
Morgan Stanley(6-a)	(5,414,154)	5,239,248	174,906	—
Morgan Stanley(6-b)	(1,120,886)	1,120,886	—	—
RBC Dominion Securities(3-b)	(17,035)	—	—	(17,035)
Royal Bank of Scotland Group PLC(3-b)	(302,645)	8,389	280,501	(13,755)
Royal Bank of Scotland Group PLC(4)	—	—	—	—
Standard Chartered PLC(3-a)	(305,891)	251,982	—	(53,909)
Standard Chartered PLC(3-b)	—	—	—	—
UBS AG(3-a)	(152,761)	152,761	—	—
UBS AG(5-b)	—	—	—	—
UBS AG(7)	(176,034)	175,743	291	—

	$(24,538,770)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

(3-a)	PIMCO (International Hedge).

(3-b)	PIMCO (Real Return).

(4)	AQR.

(5-a)	Western Asset Management (Emerging Markets).

(5-b)	Western Asset Management (Macro Opportunities).

(6-a)	First Quadrant(Currency).

(6-b)	First Quadrant (Global Macro).

(7)	Alpha Simplex.

(8)	QMA.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $50,964,864:
Affiliated investments (cost $3,104,211,121)	$3,689,665,250
Unaffiliated investments (cost $1,885,522,313)	1,886,059,241
Foreign currency, at value (cost $6,380,979)	6,404,250
Deposit with broker for futures	11,263,741
Receivable for investments sold	203,603,462
Deposit with broker for securities sold short	165,228,860
Unrealized appreciation on OTC forward foreign currency contracts	25,486,504
Cash segregated for counterparty—OTC	9,370,405
Dividends and interest receivable	7,901,744
Unrealized appreciation on OTC swap agreements	7,483,028
Deposit with broker for centrally cleared swaps	6,429,831
Receivable for fund share sold	1,786,627
Tax reclaim receivable	733,136
Due from broker-variation margin futures	724,847
Premiums paid for OTC swap agreements	150,871
Prepaid expenses	24,698

Total Assets	6,022,316,495

LIABILITIES:
Payable for investments purchased	333,940,795
Securities sold short, at value (proceeds received $154,361,372)	165,411,856
Payable to broker for collateral for securities on loan	51,488,555
Unrealized depreciation on OTC forward foreign currency contracts	17,332,919
Unrealized depreciation on OTC swap agreements	6,166,572
Cash segregated from counterparty—OTC	4,047,000
Options written outstanding, at value (premiums received $2,171,192)	1,543,847
Advisory fees payable	1,397,646
Due to broker-variation margin swaps	870,632
Due to broker-variation margin futures	831,920
Accrued expenses and other liabilities	395,129
Premiums received for OTC swap agreements	282,072
Dividends payable on securities sold short	176,643
Distribution fee payable	78,534
Payable to custodian	12,139
Foreign capital gains tax liability accrued	4,270
Affiliated transfer agent fee payable	346
Payable for fund share repurchased	33

Total Liabilities	583,980,908

NET ASSETS	$5,438,335,587

Net assets were comprised of:
Paid-in capital	$3,954,052,214
Retained earnings	1,484,283,373

Net assets, December 31, 2016	$5,438,335,587

Net asset value and redemption price per share, $5,438,335,587 / 405,060,300 outstanding shares of beneficial interest	$13.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$33,951,720
Unaffiliated dividend income (net) (foreign withholding tax $510,828, of which $74,780 is reimbursable by an affiliate)	11,058,202
Affiliated dividend income	3,726,535
Income from securities lending, net (including affiliated income of $340,351)	389,498

49,125,955

EXPENSES
Advisory fees	35,357,181
Distribution fee	5,963,641
Dividends on securities sold short	3,290,131
Custodian and accounting fees	1,514,000
Broker fees and expenses on short sales	102,821
Audit fee	101,000
Trustees’ fees	62,000
Insurance expenses	34,000
Shareholders’ reports	29,000
Commitment fee on syndicated credit agreement	28,000
Legal fees and expenses	19,000
Loan interest expense	17,440
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Interest expense on short sales	1,740
Miscellaneous	26,203

Total expenses	46,554,157
Less: advisory fee waivers and/or expense reimbursement	(132,935)

Net expenses	46,421,222

NET INVESTMENT INCOME (LOSS)	2,704,733

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $164,072,985)	166,532,022
Futures transactions	10,592,492
Options written transactions	12,705,716
Short sales transactions	(3,048,649)
Swap agreements transactions	(10,184,670)
Foreign currency transactions	12,223,334

188,820,245

Net change in unrealized appreciation (depreciation) on:
Investments and other assets (including affiliated of $33,347,458) (net of change in foreign capital gains taxes $(4,270))	95,025,585
Futures	10,339,648
Options written	(326,972)
Short sales	(16,677,219)
Swap agreements	18,932,331
Foreign currencies	(2,420,543)

104,872,830

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	293,693,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$296,397,808

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,704,733	$(2,971,741)
Net realized gain (loss) on investment and foreign currency transactions	188,820,245	155,101,641
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,872,830	(372,663,707)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	296,397,808	(220,533,807)

FUND SHARE TRANSACTIONS:
Fund share sold [90,745,650 and 16,977,978 shares, respectively]	1,153,102,279	218,323,092
Fund share repurchased [145,053,499 and 118,409,473 shares, respectively]	(1,811,605,568)	(1,518,138,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(658,503,289)	(1,299,815,802)

CAPITAL CONTRIBUTIONS (NOTE 4)	596,798	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(361,508,683)	(1,520,349,609)
NET ASSETS:
Beginning of year	5,799,844,270	7,320,193,879

End of year	$5,438,335,587	$5,799,844,270

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST AQR LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 5.1%
Boeing Co. (The)	190,700	$29,688,176
General Dynamics Corp.	101,906	17,595,090
L3 Technologies, Inc.	138,279	21,033,619
Northrop Grumman Corp.	125,405	29,166,695
Raytheon Co.	198,169	28,139,998
Textron, Inc.	168,880	8,200,813
United Technologies Corp.	160,485	17,592,366

		151,416,757

Airlines — 4.1%
Alaska Air Group, Inc.	53,644	4,759,832
Delta Air Lines, Inc.(a)	766,903	37,723,959
Southwest Airlines Co.	670,453	33,415,378
United Continental Holdings, Inc.*	629,632	45,887,580

		121,786,749

Automobiles — 1.1%
Ford Motor Co.	49,923	605,566
General Motors Co.	926,314	32,272,780

		32,878,346

Banks — 6.7%
Citigroup, Inc.	475,950	28,285,709
Citizens Financial Group, Inc.	333,542	11,884,101
Comerica, Inc.	43,333	2,951,411
Fifth Third Bancorp	32,469	875,689
JPMorgan Chase & Co.	143,076	12,346,028
PNC Financial Services Group, Inc. (The)	458,042	53,572,592
SunTrust Banks, Inc.	720,596	39,524,691
Wells Fargo & Co.	719,344	39,643,048
Zions Bancorporation(a)	195,241	8,403,173

		197,486,442

Beverages — 1.3%
Dr. Pepper Snapple Group, Inc.	39,658	3,595,791
PepsiCo, Inc.	324,567	33,959,445

		37,555,236

Biotechnology — 0.7%
Gilead Sciences, Inc.	295,257	21,143,354

Building Products — 0.3%
Masco Corp.	236,646	7,482,747

Capital Markets — 0.1%
S&P Global, Inc.	39,812	4,281,382

Chemicals — 2.1%
Dow Chemical Co. (The)	5,118	292,852
E.I. du Pont de Nemours & Co.	137,977	10,127,512
Eastman Chemical Co.	195,267	14,686,031
LyondellBasell Industries NV (Class A Stock)	324,791	27,860,572
Monsanto Co.	65,841	6,927,132
PPG Industries, Inc.	13,631	1,291,674

		61,185,773

Commercial Services & Supplies — 0.9%
Pitney Bowes, Inc.	156,807	2,381,898
Republic Services, Inc.	136,425	7,783,046

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Waste Management, Inc.	237,766	$16,859,987

		27,024,931

Communications Equipment — 1.1%
Cisco Systems, Inc.	1,109,844	33,539,486

Construction & Engineering — 0.8%
Jacobs Engineering Group, Inc.*	184,972	10,543,404
Quanta Services, Inc.*	333,392	11,618,711

		22,162,115

Consumer Finance — 1.8%
American Express Co.	52,064	3,856,901
Capital One Financial Corp.	141,197	12,318,026
Discover Financial Services	202,051	14,565,857
Synchrony Financial	614,368	22,283,127

		53,023,911

Containers & Packaging — 1.3%
Avery Dennison Corp.	123,915	8,701,311
International Paper Co.	299,929	15,914,233
Owens-Illinois, Inc.*	459,906	8,006,963
Sealed Air Corp.	129,904	5,889,847

		38,512,354

Diversified Consumer Services — 0.3%
H&R Block, Inc.(a)	339,332	7,801,243

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*	280,578	45,728,602

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	680,031	28,921,718
CenturyLink, Inc.(a)	462,284	10,993,114
Level 3 Communications, Inc.*	79,456	4,478,140
Verizon Communications, Inc.	637,065	34,006,530

		78,399,502

Electric Utilities — 3.8%
American Electric Power Co., Inc.	387,537	24,399,330
Edison International	20,649	1,486,522
Entergy Corp.	331,494	24,354,864
Exelon Corp.	394,913	14,015,462
FirstEnergy Corp.	876,997	27,160,597
PG&E Corp.	104,321	6,339,587
Pinnacle West Capital Corp.	155,189	12,109,398
PPL Corp.	99,263	3,379,905

		113,245,665

Electrical Equipment — 0.3%
Eaton Corp. PLC	132,277	8,874,464
Rockwell Automation, Inc.	4,898	658,291

		9,532,755

Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	60,419	3,925,422

Equity Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	116,609	12,323,239
AvalonBay Communities, Inc.	35,151	6,227,000
Crown Castle International Corp.	91,665	7,953,772
Equinix, Inc.	13,983	4,997,664
Equity Residential	67,000	4,312,120

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	92,700	$4,893,633
Public Storage	39,979	8,935,307
Simon Property Group, Inc.	69,516	12,350,908
Ventas, Inc.	75,482	4,719,135
Welltower, Inc.	68,000	4,551,240

		71,264,018

Food & Staples Retailing — 1.3%
Wal-Mart Stores, Inc.	566,659	39,167,470

Food Products — 4.0%
Archer-Daniels-Midland Co.	695,604	31,754,323
Campbell Soup Co.	172,864	10,453,086
Conagra Brands, Inc.	498,149	19,701,793
Hershey Co. (The)	40,961	4,236,596
J.M. Smucker Co. (The)	49,515	6,340,891
Lamb Weston Holdings, Inc.*	191,612	7,252,514
Mead Johnson Nutrition Co.	8,524	603,158
Tyson Foods, Inc. (Class A Stock)	622,843	38,416,956

		118,759,317

Health Care Equipment & Supplies — 0.7%
Baxter International, Inc.	391,765	17,370,860
St. Jude Medical, Inc.	43,412	3,481,208

		20,852,068

Health Care Providers & Services — 3.6%
Aetna, Inc.	38,734	4,803,403
Anthem, Inc.	121,074	17,406,809
Cigna Corp.	41,824	5,578,903
Humana, Inc.	18,880	3,852,086
McKesson Corp.	45,898	6,446,374
Quest Diagnostics, Inc.	149,422	13,731,882
UnitedHealth Group, Inc.	320,628	51,313,305
Universal Health Services, Inc. (Class B Stock)	37,247	3,962,336

		107,095,098

Hotels, Restaurants & Leisure — 0.3%
Darden Restaurants, Inc.(a)	51,512	3,745,953
Wyndham Worldwide Corp.	85,608	6,537,883

		10,283,836

Household Durables — 0.6%
D.R. Horton, Inc.	438,851	11,993,798
Whirlpool Corp.(a)	24,004	4,363,207

		16,357,005

Household Products — 1.4%
Kimberly-Clark Corp.	68,826	7,854,423
Procter & Gamble Co. (The)	405,964	34,133,453

		41,987,876

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	332,675	3,865,684

Industrial Conglomerates — 0.3%
General Electric Co.	209,236	6,611,858
Honeywell International, Inc.	11,582	1,341,775

		7,953,633

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance — 4.8%
Aflac, Inc.	119,640	$8,326,944
Allstate Corp. (The)	420,946	31,200,518
American International Group, Inc.	182,375	11,910,911
Assurant, Inc.	104,325	9,687,620
Hartford Financial Services Group, Inc. (The)	63,973	3,048,313
Lincoln National Corp.	404,301	26,793,027
MetLife, Inc.	116,051	6,253,988
Progressive Corp. (The)	360,569	12,800,200
Travelers Cos., Inc. (The)	171,653	21,013,760
Unum Group	219,969	9,663,238

		140,698,519

Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc.*	45,401	34,044,848

Internet Software & Services — 4.6%
Alphabet, Inc. (Class A Stock)*	42,514	33,690,219
Alphabet, Inc. (Class C Stock)*	44,616	34,435,521
eBay, Inc.*	1,092,180	32,426,824
Facebook, Inc. (Class A Stock)*	307,379	35,363,954

		135,916,518

IT Services — 1.3%
Cognizant Technology Solutions Corp. (Class A Stock)*	35,365	1,981,501
International Business Machines Corp.	120,982	20,081,802
Teradata Corp.*(a)	132,057	3,587,989
Total System Services, Inc.	23,602	1,157,206
Xerox Corp.	1,294,540	11,301,334

		38,109,832

Leisure Products
Hasbro, Inc.	5,207	405,053

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	331,970	15,124,553

Machinery — 1.3%
Cummins, Inc.	132,618	18,124,902
Ingersoll-Rand PLC	163,495	12,268,665
Parker-Hannifin Corp.	49,768	6,967,520

		37,361,087

Media — 0.7%
Comcast Corp. (Class A Stock)	64,050	4,422,653
News Corp. (Class A Stock)	24,755	283,692
TEGNA, Inc.(a)	192,081	4,108,613
Time Warner, Inc.	117,226	11,315,826

		20,130,784

Metals & Mining — 1.2%
Freeport-McMoRan, Inc.*	202,123	2,666,002
Newmont Mining Corp.	522,306	17,794,965
Nucor Corp.	274,985	16,367,107

		36,828,074

Multiline Retail — 0.4%
Dollar General Corp.	29,120	2,156,918
Kohl’s Corp.(a)	12,130	598,979
Macy’s, Inc.	231,756	8,299,182

		11,055,079

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities — 1.5%
Ameren Corp.	187,213	$9,821,194
CenterPoint Energy, Inc.	427,514	10,533,945
DTE Energy Co.	63,458	6,251,248
Public Service Enterprise Group, Inc.	344,071	15,097,835
SCANA Corp.	18,715	1,371,435

		43,075,657

Oil, Gas & Consumable Fuels — 6.2%
Chevron Corp.	224,118	26,378,689
ConocoPhillips	108,201	5,425,198
Exxon Mobil Corp.	568,756	51,335,917
Kinder Morgan, Inc.	589,143	12,201,152
Marathon Petroleum Corp.	303,135	15,262,847
Phillips 66	137,405	11,873,166
Pioneer Natural Resources Co.	23,157	4,169,881
Southwestern Energy Co.*	220,988	2,391,090
Spectra Energy Corp.	106,210	4,364,169
Tesoro Corp.	251,605	22,002,857
Valero Energy Corp.	390,092	26,651,085

		182,056,051

Pharmaceuticals — 2.9%
Johnson & Johnson	305,628	35,211,402
Mallinckrodt PLC*	251,214	12,515,481
Merck & Co., Inc.	400,332	23,567,545
Pfizer, Inc.	472,602	15,350,113

		86,644,541

Professional Services — 0.5%
Dun & Bradstreet Corp. (The)	7,735	938,410
Robert Half International, Inc.	261,826	12,771,872

		13,710,282

Semiconductors & Semiconductor Equipment — 6.5%
Applied Materials, Inc.	1,487,378	47,997,688
Intel Corp.	1,057,464	38,354,219
KLA-Tencor Corp.	152,914	12,031,274
Lam Research Corp.(a)	107,287	11,343,455
Micron Technology, Inc.*	380,885	8,348,999
QUALCOMM, Inc.	611,332	39,858,846
Texas Instruments, Inc.	251,251	18,333,785
Xilinx, Inc.	258,692	15,617,236

		191,885,502

Software — 4.7%
Activision Blizzard, Inc.	22,426	809,803
Adobe Systems, Inc.*	42,035	4,327,503
CA, Inc.	325,833	10,351,714
Citrix Systems, Inc.*	217,370	19,413,315
Intuit, Inc.	27,347	3,134,240
Microsoft Corp.	1,322,667	82,190,527
Oracle Corp.	513,472	19,742,998

		139,970,100

Specialty Retail — 1.4%
Best Buy Co., Inc.(a)	364,671	15,560,512
Home Depot, Inc. (The)	22,802	3,057,292
Lowe’s Cos., Inc.	24,135	1,716,481
Staples, Inc.	619,136	5,603,181
TJX Cos., Inc. (The)	31,258	2,348,414

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Urban Outfitters, Inc.*	500,431	$14,252,275

		42,538,155

Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	677,423	78,459,132
Hewlett Packard Enterprise Co.	1,678,736	38,845,951
HP, Inc.	2,766,201	41,050,423
NetApp, Inc.	168,922	5,957,879

		164,313,385

Textiles, Apparel & Luxury Goods — 1.1%
Michael Kors Holdings Ltd.*	423,484	18,201,342
PVH Corp.	121,374	10,952,790
Ralph Lauren Corp.(a)	26,475	2,391,222

		31,545,354

Tobacco — 1.1%
Altria Group, Inc.	322,966	21,838,961
Philip Morris International, Inc.	30,310	2,773,062
Reynolds American, Inc.	125,485	7,032,179

		31,644,202

Water Utilities — 0.1%
American Water Works Co., Inc.	36,063	2,609,519

TOTAL LONG-TERM INVESTMENTS (cost $2,543,238,611)		2,905,365,872

SHORT-TERM INVESTMENTS — 4.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	37,498,573	37,498,573
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $90,686,351; includes $90,608,000 of cash collateral for securities on loan)(b)(w)	90,664,719	90,682,851

TOTAL SHORT-TERM INVESTMENTS (cost $128,184,924)(Note 4)		128,181,424

TOTAL INVESTMENTS — 102.8% (cost $2,671,423,535)		3,033,547,296
Liabilities in excess of other assets(z) — (2.8)%		(83,927,859)

NET ASSETS — 100.0%		$2,949,619,437

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $87,914,146; cash collateral of $90,608,000 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
160	S&P 500 E-Mini Index	Mar. 2017	$18,004,399	$17,889,599	$(114,800)

Cash of $760,000 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$151,416,757	$—	$—
Airlines	121,786,749	—	—
Automobiles	32,878,346	—	—
Banks	197,486,442	—	—
Beverages	37,555,236	—	—
Biotechnology	21,143,354	—	—
Building Products	7,482,747	—	—
Capital Markets	4,281,382	—	—
Chemicals	61,185,773	—	—
Commercial Services & Supplies	27,024,931	—	—
Communications Equipment	33,539,486	—	—
Construction & Engineering	22,162,115	—	—
Consumer Finance	53,023,911	—	—
Containers & Packaging	38,512,354	—	—
Diversified Consumer Services	7,801,243	—	—
Diversified Financial Services	45,728,602	—	—
Diversified Telecommunication Services	78,399,502	—	—
Electric Utilities	113,245,665	—	—
Electrical Equipment	9,532,755	—	—
Energy Equipment & Services	3,925,422	—	—
Equity Real Estate Investment Trusts (REITs)	71,264,018	—	—
Food & Staples Retailing	39,167,470	—	—
Food Products	118,759,317	—	—
Health Care Equipment & Supplies	20,852,068	—	—
Health Care Providers & Services	107,095,098	—	—
Hotels, Restaurants & Leisure	10,283,836	—	—
Household Durables	16,357,005	—	—
Household Products	41,987,876	—	—
Independent Power & Renewable Electricity Producers	3,865,684	—	—
Industrial Conglomerates	7,953,633	—	—
Insurance	140,698,519	—	—
Internet & Direct Marketing Retail	34,044,848	—	—
Internet Software & Services	135,916,518	—	—
IT Services	38,109,832	—	—
Leisure Products	405,053	—	—
Life Sciences Tools & Services	15,124,553	—	—
Machinery	37,361,087	—	—
Media	20,130,784	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Metals & Mining	$36,828,074	$—	$—
Multiline Retail	11,055,079	—	—
Multi-Utilities	43,075,657	—	—
Oil, Gas & Consumable Fuels	182,056,051	—	—
Pharmaceuticals	86,644,541	—	—
Professional Services	13,710,282	—	—
Semiconductors & Semiconductor Equipment	191,885,502	—	—
Software	139,970,100	—	—
Specialty Retail	42,538,155	—	—
Technology Hardware, Storage & Peripherals	164,313,385	—	—
Textiles, Apparel & Luxury Goods	31,545,354	—	—
Tobacco	31,644,202	—	—
Water Utilities	2,609,519	—	—
Affilated Mutual Funds	128,181,424	—	—
Other Financial Instruments*
Futures Contracts	(114,800)	—	—

Total	$3,033,432,496	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contacts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	6.7%
Semiconductors & Semiconductor Equipment	6.5
Oil, Gas & Consumable Fuels	6.2
Technology Hardware, Storage & Peripherals	5.6
Aerospace & Defense	5.1
Insurance	4.8
Software	4.7
Internet Software & Services	4.6
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	4.3
Airlines	4.1
Food Products	4.0
Electric Utilities	3.8
Health Care Providers & Services	3.6
Pharmaceuticals	2.9
Diversified Telecommunication Services	2.7
Equity Real Estate Investment Trusts (REITs)	2.4
Chemicals	2.1
Consumer Finance	1.8
Diversified Financial Services	1.6
Multi-Utilities	1.5
Household Products	1.4
Specialty Retail	1.4
Beverages	1.3
Containers & Packaging	1.3
Food & Staples Retailing	1.3
IT Services	1.3
Machinery	1.3
Internet & Direct Marketing Retail	1.2
Metals & Mining	1.2
Automobiles	1.1
Communications Equipment	1.1
Textiles, Apparel & Luxury Goods	1.1
Tobacco	1.1

Commercial Services & Supplies	0.9%
Construction & Engineering	0.8
Biotechnology	0.7
Health Care Equipment & Supplies	0.7
Media	0.7
Household Durables	0.6
Life Sciences Tools & Services	0.5
Professional Services	0.5
Multiline Retail	0.4
Building Products	0.3
Diversified Consumer Services	0.3
Electrical Equipment	0.3
Hotels, Restaurants & Leisure	0.3
Industrial Conglomerates	0.3
Capital Markets	0.1
Energy Equipment & Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Water Utilities	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$114,800	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$9,283,979

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$17,363

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long position was $46,748,732.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$87,914,146	$(87,914,146)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST AQR LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $87,914,146:
Unaffiliated investments (cost $2,543,238,611)	$2,905,365,872
Affiliated investments (cost $128,184,924)	128,181,424
Receivable for fund share sold	4,074,527
Dividends and interest receivable	3,151,888
Deposit with broker for futures	760,000
Prepaid expenses	22,332

Total Assets	3,041,556,043

LIABILITIES:
Payable to broker for collateral for securities on loan	90,608,000
Payable for fund share repurchased	610,587
Advisory fees payable	460,506
Distribution fee payable	100,998
Accrued expenses and other liabilities	84,969
Due to broker-variation margin futures	71,200
Affiliated transfer agent fee payable	346

Total Liabilities	91,936,606

NET ASSETS	$2,949,619,437

Net assets were comprised of:
Paid-in capital	$1,932,017,001
Retained earnings	1,017,602,436

Net assets, December 31, 2016	$2,949,619,437

Net asset value and redemption price per share, $2,949,619,437 / 196,674,272 outstanding shares of beneficial interest	$15.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$60,207,456
Affiliated dividend income	443,458
Income from securities lending, net (including affiliated income of $264,876)	269,229
Unaffiliated interest income	3,869

60,924,012

EXPENSES
Advisory fees	15,923,313
Distribution fee	7,134,983
Custodian and accounting fees	195,000
Insurance expenses	37,000
Trustees’ fees	36,000
Audit fee	26,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	7,000
Miscellaneous	10,884

Total expenses	23,393,180
Less: advisory fee waivers and/or expense reimbursement	(4,675,368)

Net expenses	18,717,812

NET INVESTMENT INCOME (LOSS)	42,206,200

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $30,596)	48,253,969
Futures transactions	9,283,979

57,537,948

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,500))	182,667,282
Futures	17,363

182,684,645

NET GAIN (LOSS) ON INVESTMENTS	240,222,593

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$282,428,793

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$42,206,200	$43,686,170
Net realized gain (loss) on investment transactions	57,537,948	236,871,332
Net change in unrealized appreciation (depreciation) on investments	182,684,645	(233,005,278)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	282,428,793	47,552,224

FUND SHARE TRANSACTIONS:
Fund share sold [18,052,367 and 33,639,971 shares, respectively]	240,968,122	454,742,477
Fund share repurchased [36,271,602 and 28,371,745 shares, respectively]	(486,091,537)	(381,363,844)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(245,123,415)	73,378,633

CAPITAL CONTRIBUTIONS (NOTE 4)	46,900	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,352,278	120,930,857
NET ASSETS:
Beginning of year	2,912,267,159	2,791,336,302

End of year	$2,949,619,437	$2,912,267,159

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 87.6%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AB Global Bond Portfolio*	29,568,232	$313,423,255
AST AQR Emerging Markets Equity Portfolio*	1,622,951	15,418,033
AST AQR Large-Cap Portfolio*	96,096,743	1,441,451,138
AST BlackRock Low Duration Bond Portfolio*	2,330,703	24,612,222
AST BlackRock/Loomis Sayles Bond Portfolio*	8,982,492	117,401,167
AST Boston Partners Large-Cap Value Portfolio*	11,770,028	232,811,160
AST ClearBridge Dividend Growth Portfolio*	42,475,654	632,462,483
AST Goldman Sachs Global Income Portfolio*	18,260,709	191,554,835
AST Goldman Sachs Large-Cap Value Portfolio*	8,085,817	228,990,343
AST Goldman Sachs Mid-Cap Growth Portfolio*	5,409,033	40,135,023
AST Goldman Sachs Small-Cap Value Portfolio*	5,106,247	108,099,257
AST Goldman Sachs Strategic Income Portfolio*	7,711,487	74,415,853
AST Government Money Market Portfolio*	11,086,315	11,086,315
AST High Yield Portfolio*	11,540,358	108,133,156
AST Hotchkis & Wiley Large-Cap Value Portfolio*	12,735,846	317,886,715
AST International Growth Portfolio*	46,283,949	612,799,489
AST International Value Portfolio*	36,325,153	630,604,662
AST Jennison Large-Cap Growth Portfolio*	11,287,354	258,028,916
AST Loomis Sayles Large-Cap Growth Portfolio*	11,864,051	444,901,921
AST Lord Abbett Core Fixed Income Portfolio*	18,813,787	230,092,612
AST MFS Growth Portfolio*	19,038,024	345,349,761
AST MFS Large-Cap Value Portfolio*	26,319,707	450,856,576
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	904,666	27,755,157
AST Parametric Emerging Markets Equity Portfolio*	1,843,727	14,749,816
AST Prudential Core Bond Portfolio*	55,505,775	646,087,225
AST QMA Emerging Markets Equity Portfolio*	1,028,618	8,856,397
AST QMA International Core Equity Portfolio*	31,059,593	318,360,833
AST QMA Large-Cap Portfolio*	94,078,922	1,441,289,089
AST Small-Cap Growth Opportunities Portfolio*	8,372,480	130,024,609
AST Small-Cap Growth Portfolio*	3,848,686	138,244,797
AST Small-Cap Value Portfolio*	8,249,835	220,105,601
AST T. Rowe Price Large-Cap Growth Portfolio*	8,452,415	212,409,197
AST T. Rowe Price Natural Resources Portfolio*	472,842	9,910,776
AST Templeton Global Bond Portfolio*	79,450	856,466
AST Value Equity Portfolio*	23,279,500	302,400,707
AST WEDGE Capital Mid-Cap Value Portfolio*	1,270,732	27,638,412
AST Wellington Management Global Bond Portfolio*	35,738,743	371,325,539

AFFILIATED MUTUAL FUNDS (continued)		Shares	Value (Note 2)
AST Western Asset Core Plus Bond Portfolio*		36,437,503	$439,071,910
AST Western Asset Emerging Markets Debt Portfolio*		3,225,448	33,641,426

TOTAL LONG-TERM INVESTMENTS (cost $9,499,767,913)(w)			11,173,242,849

SHORT-TERM INVESTMENTS — 12.1%
AFFILIATED MUTUAL FUND — 11.6%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $1,470,546,846)(w)(Note 4)		1,470,546,846	1,470,546,846

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.5%
U.S. Treasury Bills
0.452%	03/16/17	2,000	1,998,000
0.473%	03/16/17	8,800	8,791,200
0.486%	03/16/17	1,000	999,000
0.496%	03/16/17	1,000	999,000
0.526%	03/16/17	52,000	51,948,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $64,732,446)			64,735,200

TOTAL SHORT-TERM INVESTMENTS (cost $1,535,279,292)			1,535,282,046

TOTAL INVESTMENTS — 99.7% (cost $11,035,047,205)			12,708,524,895
Other assets in excess of liabilities(z) — 0.3%			44,049,915

NET ASSETS — 100.0%			$12,752,574,810

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
624	2 Year U.S. Treasury Notes	Mar. 2017	$135,242,250	$135,213,000	$(29,250)
615	10 Year U.S. Treasury Notes	Mar. 2017	76,601,118	76,432,969	(168,149)
233	CAC40 10 Euro	Jan. 2017	11,637,982	11,927,398	289,416
34	DAX Index	Mar. 2017	10,042,232	10,258,374	216,142
5,100	Euro STOXX 50 Index	Mar. 2017	172,982,034	175,926,862	2,944,828
382	FTSE 100 Index	Mar. 2017	32,328,436	33,189,963	861,527
587	Mini MSCI EAFE Index	Mar. 2017	49,472,221	49,178,860	(293,361)
1,186	Russell 2000 Mini Index	Mar. 2017	81,415,935	80,464,170	(951,765)
3,348	S&P 500 E-Mini Index	Mar. 2017	376,750,440	374,339,880	(2,410,560)
665	S&P 500 Index	Mar. 2017	374,144,992	371,768,250	(2,376,742)
1,044	TOPIX Index	Mar. 2017	135,716,974	135,597,176	(119,798)

					$(2,037,712)

A U.S. Treasury Obligation with a market value of $64,735,200 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$12,643,789,695	$—	$—
U.S. Treasury Obligations	—	64,735,200	—
Other Financial Instruments*
Futures Contracts	(2,037,712)	—	—

Total	$12,641,751,983	$64,735,200	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Large/Mid-Cap Growth	32.8%
Large/Mid-Cap Value	12.5
Core Bond	12.0
Ultra Short Bond	11.6
International Value	7.4
Global Bond	6.9
Large/Mid-Cap Blend	5.0

International Growth	4.8%
Small-Cap Value	2.6
Small-Cap Growth	2.1
High Yield	0.8
Emerging Markets	0.6
U.S. Treasury Obligations	0.5
Money Market	0.1

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$4,311,913	*	Due from/to broker-variation margin futures	$6,152,226	*
Interest rate contracts	—	—		Due from/to broker-variation margin futures	197,399	*

Total		$4,311,913			$6,349,625

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$93,164,796
Interest rate contracts	3,032,553

Total	$96,197,349

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(18,485,134)
Interest rate contracts	625,067

Total	$(17,860,067)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $1,402,178,078.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $10,970,314,759)	$12,643,789,695
Unaffiliated investments (cost $64,732,446)	64,735,200
Foreign currency, at value (cost $47,273,324)	45,806,936
Receivable for investments sold	12,500,500
Receivable for fund share sold	2,397,420
Prepaid expenses	10,558

Total Assets	12,769,240,309

LIABILITIES:
Payable for investments purchased	12,500,500
Deposit due to broker—futures	2,064,524
Due to broker-variation margin futures	1,191,843
Advisory fees payable	702,746
Payable for fund share repurchased	119,702
Accrued expenses and other liabilities	85,838
Affiliated transfer agent fee payable	346

Total Liabilities	16,665,499

NET ASSETS	$12,752,574,810

Net assets were comprised of:
Paid-in capital	$8,652,417,153
Retained earnings	4,100,157,657

Net assets, December 31, 2016	$12,752,574,810

Net asset value and redemption price per share, $12,752,574,810 / 791,994,558 outstanding shares of beneficial interest	$16.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$7,654,238

EXPENSES
Advisory fees	18,452,894
Custodian and accounting fees	501,000
Trustees’ fees	122,000
Legal fees and expenses	38,000
Audit fee	23,000
Commitment fee on syndicated credit agreement	18,000
Insurance expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	5,000
Miscellaneous	16,190

Total expenses	19,202,084
Less: advisory fee waivers and/or expense reimbursement	(109,633)

Net expenses	19,092,451

NET INVESTMENT INCOME (LOSS)	(11,438,213)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Affiliated investment transactions	560,455,301
Futures transactions	96,197,349
Foreign currency transactions	(2,094,036)

654,558,614

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $126,579,101)	126,570,499
Futures	(17,860,067)
Foreign currencies	(317,919)

108,392,513

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	762,951,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$751,512,914

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(11,438,213)	$(17,838,470)
Net realized gain (loss) on investment and foreign currency transactions	654,558,614	656,195,414
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	108,392,513	(576,144,188)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	751,512,914	62,212,756

FUND SHARE TRANSACTIONS:
Fund share sold [118,244,058 and 31,686,224 shares, respectively]	1,753,930,190	480,971,870
Fund share repurchased [161,280,229 and 64,127,455 shares, respectively]	(2,336,145,965)	(959,657,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(582,215,775)	(478,685,569)

TOTAL INCREASE (DECREASE) IN NET ASSETS	169,297,139	(416,472,813)
NET ASSETS:
Beginning of year	12,583,277,671	12,999,750,484

End of year	$12,752,574,810	$12,583,277,671

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 96.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.6%
Raytheon Co.	172,650	$24,516,300

Air Freight & Logistics — 1.7%
United Parcel Service, Inc. (Class B Stock)(a)	222,330	25,487,911

Auto Components — 0.1%
Adient PLC (Ireland)*	14,624	856,966

Banks — 4.5%
Bank of America Corp.	386,400	8,539,440
JPMorgan Chase & Co.	500,000	43,145,000
Wells Fargo & Co.	270,250	14,893,478

		66,577,918

Beverages — 3.4%
Anheuser-Busch InBev SA/NV (Belgium), ADR	100,000	10,544,000
Coca-Cola Co. (The)	600,000	24,876,000
PepsiCo, Inc.	150,000	15,694,500

		51,114,500

Building Products — 0.4%
Johnson Controls International PLC	146,247	6,023,914

Capital Markets — 5.0%
Bank of New York Mellon Corp. (The)	711,280	33,700,446
BlackRock, Inc.	41,000	15,602,140
Blackstone Group LP (The)	957,200	25,873,116

		75,175,702

Chemicals — 4.3%
E.I. du Pont de Nemours & Co.	194,070	14,244,738
Ecolab, Inc.	178,850	20,964,797
PPG Industries, Inc.	300,000	28,428,000

		63,637,535

Commercial Services & Supplies — 2.2%
Waste Management, Inc.	456,540	32,373,251

Consumer Finance — 0.5%
Synchrony Financial	225,000	8,160,750

Containers & Packaging — 1.9%
International Paper Co.	547,330	29,041,330

Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc. (Class B Stock)*	200,000	32,596,000

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	550,630	29,392,629

Electric Utilities — 2.8%
Brookfield Infrastructure Partners LP (Canada)	883,455	29,569,239
NextEra Energy, Inc.	97,310	11,624,653

		41,193,892

Energy Equipment & Services — 1.9%
Schlumberger Ltd.(a)	341,430	28,663,049

Equity Real Estate Investment Trusts (REITs) — 5.0%
American Tower Corp.	359,680	38,010,982
Healthcare Trust of America, Inc. (Class A Stock)	580,610	16,901,557

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	650,000	$19,558,500

		74,471,039

Food & Staples Retailing — 5.0%
Costco Wholesale Corp.(a)	128,830	20,626,971
CVS Health Corp.	297,290	23,459,154
Sysco Corp.	160,000	8,859,200
Wal-Mart Stores, Inc.	310,900	21,489,408

		74,434,733

Food Products — 2.8%
Lamb Weston Holdings, Inc.*	227,060	8,594,221
Mondelez International, Inc. (Class A Stock)	167,780	7,437,687
Nestle SA (Switzerland), ADR(a)	369,100	26,479,234

		42,511,142

Health Care Providers & Services — 1.1%
UnitedHealth Group, Inc.	102,790	16,450,512

Hotels, Restaurants & Leisure — 1.2%
McDonald’s Corp.	144,160	17,547,155

Household Products — 3.3%
Kimberly-Clark Corp.	273,430	31,203,832
Procter & Gamble Co. (The)	206,210	17,338,137

		48,541,969

Independent Power & Renewable Electricity Producers — 0.6%
Brookfield Renewable Partners LP (Canada), MLP, (NYSE)	47,160	1,400,652
Brookfield Renewable Partners LP (Canada), MLP, (TSX)	241,760	7,175,463

		8,576,115

Industrial Conglomerates — 4.5%
3M Co.	180,070	32,155,100
General Electric Co.	1,131,280	35,748,448

		67,903,548

Insurance — 3.8%
MetLife, Inc.	500,000	26,945,000
Travelers Cos., Inc. (The)	247,190	30,261,000

		57,206,000

IT Services — 2.6%
Automatic Data Processing, Inc.	269,040	27,651,931
International Business Machines Corp.	67,400	11,187,726

		38,839,657

Machinery — 0.5%
Pentair PLC (United Kingdom)	125,000	7,008,750

Media — 7.0%
Comcast Corp. (Class A Stock)	512,560	35,392,268
Time Warner, Inc.	382,700	36,942,031
Walt Disney Co. (The)	302,600	31,536,972

		103,871,271

Multi-Utilities — 1.6%
WEC Energy Group, Inc.(a)	418,750	24,559,688

Oil, Gas & Consumable Fuels — 4.1%
Exxon Mobil Corp.	341,250	30,801,225

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Spectra Energy Corp.	741,400	$30,464,126

		61,265,351

Pharmaceuticals — 6.9%
Johnson & Johnson	270,470	31,160,849
Merck & Co., Inc.	546,620	32,179,519
Pfizer, Inc.	600,000	19,488,000
Zoetis, Inc.	366,220	19,603,757

		102,432,125

Road & Rail — 1.6%
Union Pacific Corp.	230,380	23,885,798

Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	559,070	20,277,469
Texas Instruments, Inc.	170,000	12,404,900

		32,682,369

Software — 3.1%
Microsoft Corp.	734,980	45,671,657

Specialty Retail — 3.3%
Home Depot, Inc. (The)	282,320	37,853,466
Tiffany & Co.(a)	138,180	10,699,277

		48,552,743

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	225,020	26,061,816

TOTAL LONG-TERM INVESTMENTS (cost $1,166,817,781)		1,437,285,085

SHORT-TERM INVESTMENTS — 9.6%
AFFILIATED MUTUAL FUND — 6.3%
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $94,069,205; includes $93,996,375 of cash collateral for securities on loan)(b)(w)(Note 4)	94,045,381	94,064,191

	Shares	Value (Note 2)
UNAFFILIATED FUND — 3.3%
Fidelity Investments Money Market Funds — Treasury Only Portfolio (cost $49,585,463)	49,585,463	$49,585,463

TOTAL SHORT-TERM INVESTMENTS (cost $143,654,668)		143,649,654

TOTAL INVESTMENTS — 106.0% (cost $1,310,472,449)		1,580,934,739
Liabilities in excess of other assets — (6.0)%		(89,227,236)

NET ASSETS — 100.0%		$1,491,707,503

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $91,727,465; cash collateral of $93,996,375 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$24,516,300	$—	$—
Air Freight & Logistics	25,487,911	—	—
Auto Components	856,966	—	—
Banks	66,577,918	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Beverages	$51,114,500	$—	$—
Building Products	6,023,914	—	—
Capital Markets	75,175,702	—	—
Chemicals	63,637,535	—	—
Commercial Services & Supplies	32,373,251	—	—
Consumer Finance	8,160,750	—	—
Containers & Packaging	29,041,330	—	—
Diversified Financial Services	32,596,000	—	—
Diversified Telecommunication Services	29,392,629	—	—
Electric Utilities	41,193,892	—	—
Energy Equipment & Services	28,663,049	—	—
Equity Real Estate Investment Trusts (REITs)	74,471,039	—	—
Food & Staples Retailing	74,434,733	—	—
Food Products	42,511,142	—	—
Health Care Providers & Services	16,450,512	—	—
Hotels, Restaurants & Leisure	17,547,155	—	—
Household Products	48,541,969	—	—
Independent Power & Renewable Electricity Producers	8,576,115	—	—
Industrial Conglomerates	67,903,548	—	—
Insurance	57,206,000	—	—
IT Services	38,839,657	—	—
Machinery	7,008,750	—	—
Media	103,871,271	—	—
Multi-Utilities	24,559,688	—	—
Oil, Gas & Consumable Fuels	61,265,351	—	—
Pharmaceuticals	102,432,125	—	—
Road & Rail	23,885,798	—	—
Semiconductors & Semiconductor Equipment	32,682,369	—	—
Software	45,671,657	—	—
Specialty Retail	48,552,743	—	—
Technology Hardware, Storage & Peripherals	26,061,816	—	—
Affiliated Mutual Fund	94,064,191	—	—
Unaffiliated Fund	49,585,463	—	—

Total	$1,580,934,739	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Media	7.0%
Pharmaceuticals	6.9
Affiliated Mutual Fund (6.3% represents investments purchased with collateral from securities on loan)	6.3
Capital Markets	5.0
Equity Real Estate Investment Trusts (REITs)	5.0
Food & Staples Retailing	5.0
Banks	4.5
Industrial Conglomerates	4.5
Chemicals	4.3
Oil, Gas & Consumable Fuels	4.1
Insurance	3.8
Beverages	3.4
Household Products	3.3
Specialty Retail	3.3
Unaffiliated Fund	3.3
Software	3.1
Electric Utilities	2.8
Food Products	2.8

IT Services	2.6%
Commercial Services & Supplies	2.2
Diversified Financial Services	2.2
Semiconductors & Semiconductor Equipment	2.2
Diversified Telecommunication Services	2.0
Containers & Packaging	1.9
Energy Equipment & Services	1.9
Air Freight & Logistics	1.7
Technology Hardware, Storage & Peripherals	1.7
Aerospace & Defense	1.6
Multi-Utilities	1.6
Road & Rail	1.6
Hotels, Restaurants & Leisure	1.2
Health Care Providers & Services	1.1
Independent Power & Renewable Electricity Producers	0.6
Consumer Finance	0.5
Machinery	0.5
Building Products	0.4
Auto Components	0.1

106.0
Liabilities in excess of other assets	(6.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$91,727,465	$(91,727,465)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $91,727,465:
Unaffiliated investments (cost $1,216,403,244)	$1,486,870,548
Affiliated investments (cost $94,069,205)	94,064,191
Cash	347,463
Dividends receivable	2,470,223
Receivable for fund share sold	2,302,106
Tax reclaim receivable	530,953
Receivable for investments sold	108,203
Prepaid expenses	11,098

Total Assets	1,586,704,785

LIABILITIES:
Payable to broker for collateral for securities on loan	93,996,375
Payable for fund share repurchased	560,016
Advisory fees payable	323,097
Accrued expenses and other liabilities	66,418
Distribution fee payable	51,030
Affiliated transfer agent fee payable	346

Total Liabilities	94,997,282

NET ASSETS	$1,491,707,503

Net assets were comprised of:
Paid-in capital	$922,517,643
Retained earnings	569,189,860

Net assets, December 31, 2016	$1,491,707,503

Net asset value and redemption price per share, $1,491,707,503 / 100,161,651 outstanding shares of beneficial interest	$14.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $260,309 foreign withholding tax)	$29,619,254
Income from securities lending, net (including affiliated income of $294,632)	338,909
Affiliated dividend income	199,178

30,157,341

EXPENSES
Advisory fees	8,681,822
Distribution fee	3,266,982
Custodian and accounting fees	99,000
Audit fee	27,000
Trustees’ fees	19,000
Insurance expenses	12,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	6,000
Miscellaneous	13,309

Total expenses	12,141,113
Less: advisory fee waivers and/or expense reimbursement	(1,437,472)

Net expenses	10,703,641

NET INVESTMENT INCOME (LOSS)	19,453,700

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $24,994)	10,072,961
Foreign currency transactions	731

10,073,692

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,014))	163,917,902
Foreign currencies	(2,248)

163,915,654

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	173,989,346

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$193,443,046

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$19,453,700	$15,765,277
Net realized gain (loss) on investment and foreign currency transactions	10,073,692	164,209,817
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	163,915,654	(214,835,751)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,443,046	(34,860,657)

FUND SHARE TRANSACTIONS:
Fund share sold [57,337,373 and 5,613,207 shares, respectively]	751,029,502	74,140,481
Fund share repurchased [13,625,409 and 64,818,601 shares, respectively]	(184,499,452)	(862,203,854)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	566,530,050	(788,063,373)

CAPITAL CONTRIBUTIONS (NOTE 4)	56,158	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	760,029,254	(822,924,030)
NET ASSETS:
Beginning of year	731,678,249	1,554,602,279

End of year	$1,491,707,503	$731,678,249

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 94.4%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST AB Global Bond Portfolio*	4,633,842	$49,118,722
AST AQR Emerging Markets Equity Portfolio*	15,396	146,263
AST AQR Large-Cap Portfolio*	844,950	12,674,243
AST BlackRock Low Duration Bond Portfolio*	361,525	3,817,705
AST BlackRock/Loomis Sayles Bond Portfolio*	1,444,625	18,881,246
AST Boston Partners Large-Cap Value Portfolio*	103,239	2,042,075
AST ClearBridge Dividend Growth Portfolio*	354,033	5,271,552
AST Goldman Sachs Global Income Portfolio*	2,858,486	29,985,521
AST Goldman Sachs Large-Cap Value Portfolio*	70,747	2,003,549
AST Goldman Sachs Mid-Cap Growth Portfolio*	45,708	339,150
AST Goldman Sachs Strategic Income Portfolio*	1,212,964	11,705,101
AST Government Money Market Portfolio*	8,126,513	8,126,513
AST High Yield Portfolio*	1,741,194	16,314,991
AST Hotchkis & Wiley Large-Cap Value Portfolio*	111,447	2,781,709
AST International Growth Portfolio*	416,351	5,512,487
AST International Value Portfolio*	329,497	5,720,070
AST Jennison Large-Cap Growth Portfolio*	100,316	2,293,234
AST Loomis Sayles Large-Cap Growth Portfolio*	100,954	3,785,781
AST Lord Abbett Core Fixed Income Portfolio*	2,994,145	36,618,388
AST MFS Growth Portfolio*	163,335	2,962,898
AST MFS Large-Cap Value Portfolio*	229,304	3,927,979
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	7,697	236,146
AST Parametric Emerging Markets Equity Portfolio*	15,730	125,842
AST Prudential Core Bond Portfolio*	8,771,842	102,104,237
AST QMA Emerging Markets Equity Portfolio*	10,020	86,271
AST QMA International Core Equity Portfolio*	281,261	2,882,929
AST QMA Large-Cap Portfolio*	833,638	12,771,328
AST Small-Cap Growth Opportunities Portfolio*	73,913	1,147,868
AST Small-Cap Growth Portfolio*	33,247	1,194,220
AST Small-Cap Value Portfolio*	105,778	2,822,150
AST T. Rowe Price Large-Cap Growth Portfolio*	77,771	1,954,387
AST T. Rowe Price Natural Resources Portfolio*	2,054	43,059
AST Value Equity Portfolio*	200,252	2,601,273
AST WEDGE Capital Mid-Cap Value Portfolio*	10,491	228,183
AST Wellington Management Global Bond Portfolio*	5,589,212	58,071,909

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)
AST Western Asset Core Plus Bond Portfolio*	5,775,986	$69,600,635
AST Western Asset Emerging Markets Debt Portfolio*	551,784	5,755,103

TOTAL LONG-TERM INVESTMENTS (cost $468,086,993)(w)		485,654,717

SHORT-TERM INVESTMENTS — 5.6%
AFFILIATED MUTUAL FUND — 5.5%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $28,297,624)(w)(Note 4)	28,297,624	28,297,624

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.1%
U.S. Treasury Bills
0.452%	03/16/17	50	49,950
0.526%	03/16/17	300	299,700

TOTAL U.S. TREASURY OBLIGATIONS (cost $349,640)			349,650

TOTAL SHORT-TERM INVESTMENTS (cost $28,647,264)			28,647,274

TOTAL INVESTMENTS — 100.0% (cost $496,734,257)			514,301,991
Liabilities in excess of other assets(z) — 0.0%			(124,782)

NET ASSETS — 100.0%			$514,177,209

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
40	2 Year U.S. Treasury Notes	Mar. 2017	$8,669,375	$8,667,500	$(1,875)
72	10 Year U.S. Treasury Notes	Mar. 2017	8,967,936	8,948,250	(19,686)
11	Euro STOXX 50 Index	Mar. 2017	377,135	379,450	2,315
7	Mini MSCI EAFE Index	Mar. 2017	589,958	586,460	(3,498)
6	Russell 2000 Mini Index	Mar. 2017	411,885	407,070	(4,815)
14	S&P 500 E-Mini Index	Mar. 2017	1,575,420	1,565,340	(10,080)
6	TOPIX Index	Mar. 2017	789,001	779,294	(9,707)

					$(47,346)

U.S. Treasury Obligations with a market value of $349,650 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$513,952,341	$—	$—
U.S. Treasury Obligations	—	349,650	—
Other Financial Instruments*
Futures Contracts	(47,346)	—	—

Total	$513,904,995	$349,650	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Investment Type

Core Bond	47.2%
Global Bond	26.7
Large/Mid-Cap Growth	7.1
Ultra Short Bond	5.5
High Yield	3.2
Large/Mid-Cap Value	2.7
International Value	1.7

Money Market	1.6%
Emerging Markets	1.2
International Growth	1.1
Large/Mid-Cap Blend	1.0
Small-Cap Value	0.5
Small-Cap Growth	0.4
U.S. Treasury Obligations	0.1

100.0
Liabilities in excess of other assets	— *

100.0%

*	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker- variation margin futures	$2,315	*	Due from/to broker- variation margin futures	$28,100	*
Interest rate contracts	—	—		Due from/to broker- variation margin futures	21,561	*

Total		$2,315			$49,661

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$647,121
Interest rate contracts	(238,031)

Total	$409,090

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(25,785)
Interest rate contracts	(21,561)

Total	$(47,346)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $17,319,020.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $496,384,617)	$513,952,341
Unaffiliated investments (cost $349,640)	349,650
Foreign currency, at value (cost $17,425)	17,647
Receivable for investments sold	1,507,378
Receivable for fund share sold	402,721
Due from broker-variation margin futures	24,558
Dividends and interest receivable	812
Prepaid expenses	475

Total Assets	516,255,582

LIABILITIES:
Payable for fund share repurchased	1,585,164
Payable for investments purchased	448,500
Advisory fees payable	25,787
Accrued expenses and other liabilities	18,576
Affiliated transfer agent fee payable	346

Total Liabilities	2,078,373

NET ASSETS	$514,177,209

Net assets were comprised of:
Paid-in capital	$479,432,915
Retained earnings	34,744,294

Net assets, December 31, 2016	$514,177,209

Net asset value and redemption price per share, $514,177,209 / 47,772,583 outstanding shares of beneficial interest	$10.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$136,821
Interest income	925

137,746

EXPENSES
Advisory fees	801,281
Custodian and accounting fees	60,000
Audit fee	29,000
Trustees’ fees	14,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	8,573

Total expenses	932,854
Less: advisory fee waivers and/or expense reimbursement	(4,868)

Net expenses	927,986

NET INVESTMENT INCOME (LOSS)	(790,240)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Affiliated investment transactions	7,361,215
Futures transactions	409,090
Foreign currency transactions	(82,869)

7,687,436

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $17,377,266)	17,377,276
Futures	(47,346)
Foreign currencies	222

17,330,152

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	25,017,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,227,348

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(790,240)	$(605,215)
Net realized gain (loss) on investment and foreign currency transactions	7,687,436	6,482,271
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	17,330,152	(6,736,935)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,227,348	(859,879)

FUND SHARE TRANSACTIONS:
Fund share sold [25,119,132 and 22,483,152 shares, respectively]	262,621,001	232,613,339
Fund share repurchased [16,274,336 and 8,286,506 shares, respectively]	(173,265,937)	(86,023,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	89,355,064	146,590,002

TOTAL INCREASE (DECREASE) IN NET ASSETS	113,582,412	145,730,123
NET ASSETS:
Beginning of year	400,594,797	254,864,674

End of year	$514,177,209	$400,594,797

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 73.9%
COMMON STOCKS — 27.3%	Shares	Value (Note 2)
Aerospace & Defense — 0.3%
Airbus SE (France)	8,484	$560,359
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	2,176	7,837
BAE Systems PLC (United Kingdom)	35,092	255,245
Boeing Co. (The)	4,486	698,380
BWX Technologies, Inc.	1,716	68,125
CAE, Inc. (Canada)	6,300	88,120
Chemring Group PLC (United Kingdom)	13,256	27,778
Cobham PLC (United Kingdom)	29,587	59,572
Cubic Corp.	1,189	57,013
Ducommun, Inc.*	819	20,934
Elbit Systems Ltd. (Israel)	1,203	121,526
Embraer SA (Brazil), ADR	13,525	260,356
General Dynamics Corp.	3,243	559,936
HEICO Corp.(a)	850	65,578
Huntington Ingalls Industries, Inc.	832	153,246
L3 Technologies, Inc.	1,223	186,031
Leonardo SpA (Italy)*	9,594	134,367
Lockheed Martin Corp.	1,259	314,674
MacDonald, Dettwiler & Associates Ltd. (Canada)	1,000	49,819
Meggitt PLC (United Kingdom)	17,259	97,465
MTU Aero Engines AG (Germany)	1,006	116,042
Northrop Grumman Corp.	1,806	420,039
Orbital ATK, Inc.	1,223	107,294
QinetiQ Group PLC (United Kingdom)	121,159	392,224
Raytheon Co.	3,446	489,332
Rockwell Collins, Inc.	1,303	120,866
Rolls-Royce Holdings PLC (United Kingdom)*	1,737,006	2,141
Rolls-Royce Holdings PLC (United Kingdom), (SGMX)*	22,899	188,082
Saab AB (Sweden) (Class B Stock)	2,110	78,690
Safran SA (France)	3,667	263,746
Spirit AeroSystems Holdings, Inc. (Class A Stock)	2,507	146,283
Teledyne Technologies, Inc.*	703	86,469
Thales SA (France)	1,715	166,151
United Technologies Corp.	9,351	1,025,057
Vectrus, Inc.*	1,324	31,577
Wesco Aircraft Holdings, Inc.*	3,156	47,182
Zodiac Aerospace (France)*	5,426	124,424

		7,591,960

Air Freight & Logistics — 0.1%
Bollore SA (France)	42,006	147,907
bpost SA (Belgium)	8,611	203,570
C.H. Robinson Worldwide, Inc.(a)	932	68,278
CTT-Correios de Portugal SA (Portugal)	42,813	290,197
Deutsche Post AG (Germany)	13,851	454,246
Echo Global Logistics, Inc.*	1,844	46,192
Expeditors International of Washington, Inc.	1,185	62,758
FedEx Corp.	3,500	651,699
Globaltrans Investment PLC (Cyprus), GDR, RegS	10,777	68,218
Guangdong Yueyun Transportation Co. Ltd. (China) (Class H Stock)	19,000	10,287

COMMON STOCKS (continued)	Shares	Value (Note 2)
Air Freight & Logistics (continued)
Gulf Warehousing Co. (Qatar)	384	$5,926
Hub Group, Inc. (Class A Stock)*	2,163	94,631
Hyundai Glovis Co. Ltd. (South Korea)*	650	83,046
Kerry TJ Logistics Co. Ltd. (Taiwan)	5,000	6,921
Oesterreichische Post AG (Austria)*	314	10,525
Royal Mail PLC (United Kingdom)	29,211	166,048
Shenzhen Chiwan Petroleum (China) (Class B Stock)	3,300	10,775
Treasure ASA (Norway)*	10,038	19,403
United Parcel Service, Inc. (Class B Stock)	1,146	131,377
Yamato Holdings Co. Ltd. (Japan)	7,100	143,924

		2,675,928

Airlines — 0.1%
Air Arabia PJSC (United Arab Emirates)	524,301	189,796
Alaska Air Group, Inc.	2,150	190,770
ANA Holdings, Inc. (Japan)	28,000	75,321
Bangkok Airways PCL (Thailand)	44,800	28,398
Cathay Pacific Airways Ltd. (Hong Kong)	97,000	127,297
Cebu Air, Inc. (Philippines)	12,870	24,064
China Airlines Ltd. (Taiwan)	296,000	85,238
Controladora Vuela Cia de Aviacion SAB de CV (Mexico), ADR*	3,300	49,631
El Al Israel Airlines (Israel)	193,464	127,934
Eva Airways Corp. (Taiwan)	190,814	85,965
Garuda Indonesia Persero Tbk PT (Indonesia)*	758,700	19,028
Grupo Aeromexico SAB de CV (Mexico)*	9,700	18,245
Hainan Airlines Co. Ltd. (China) (Class B Stock)	31,500	19,184
Japan Airlines Co. Ltd. (Japan)	3,200	93,379
Nok Airlines PCL (Thailand)*	27,400	5,662
Pegasus Hava Tasimaciligi A/S (Turkey)*	2,140	8,578
Qantas Airways Ltd. (Australia)	15,113	36,204
SAS AB (Sweden)*	7,793	11,906
Shandong Airlines Co. Ltd. (China)	24,500	52,311
Singapore Airlines Ltd. (Singapore)	15,200	101,261
Southwest Airlines Co.	11,891	592,647
Thai Airways International PCL (Thailand)	40,000	25,356
Turk Hava Yollari AO (Turkey)*(a)	68,434	97,080

		2,065,255

Auto Components — 0.3%
Actron Technology Corp. (Taiwan)	1,000	3,147
Adient PLC*	586	34,340
Aisin Seiki Co. Ltd. (Japan)	5,300	229,328
ARB Corp. Ltd. (Australia)	4,967	63,143
Autoliv, Inc. (Sweden)	1,416	160,220
Bridgestone Corp. (Japan)	18,100	651,252
Chaowei Power Holdings Ltd. (China)	65,000	55,335
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	142,350	267,205
China First Capital Group Ltd. (China)*	12,000	17,949
CIE Automotive SA (Spain)	16,022	311,782
Cie Generale des Etablissements Michelin (France) (Class B Stock)	4,642	516,001
Cooper Tire & Rubber Co.	1,769	68,726
Cub Elecparts, Inc. (Taiwan)	1,263	9,828
Denso Corp. (Japan)	12,500	540,706

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Depo Auto Parts Ind Co. Ltd. (Taiwan)	13,000	$34,525
Drew Industries, Inc.	520	56,029
E-Lead Electronic Co. Ltd. (Taiwan)	8,000	7,929
Exedy Corp. (Japan)	3,600	101,117
FCC Co. Ltd. (Japan)	3,900	69,985
Federal Corp. (Taiwan)	88,224	35,439
Fuyao Glass Industry Group Co. Ltd. (China), 144A	98,800	305,166
Gajah Tunggal Tbk PT (Indonesia)*	135,300	10,728
Global PMX Co. Ltd. (Taiwan)	1,000	4,116
Grammer AG (Germany)	3,366	167,945
Halla Holdings Corp. (South Korea)*	1,140	57,189
Hankook Tire Co. Ltd. (South Korea)*	2,561	123,122
Hiroca Holdings Ltd. (Taiwan)	5,000	14,505
Hota Industrial Manufacturing Co. Ltd. (Taiwan)	5,000	19,262
Hunan Tyen Machinery Co. Ltd. (China) (Class B Stock)*	28,800	16,474
Hyundai Mobis Co. Ltd. (South Korea)*	2,304	503,017
Hyundai Wia Corp. (South Korea)*	1,600	96,577
Iron Force Industrial Co. Ltd. (Taiwan)	2,000	10,011
Kasai Kogyo Co. Ltd. (Japan)	2,900	34,317
Keihin Corp. (Japan)	12,400	216,720
Kenda Rubber Industrial Co. Ltd. (Taiwan)	56,545	85,181
Kongsberg Automotive ASA (Norway)*	14,121	9,269
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret A/S (Turkey)	4,003	7,326
Macauto Industrial Co. Ltd. (Taiwan)	2,000	11,842
Mahle-Metal Leve SA (Brazil)	2,000	12,757
Mando Corp. (South Korea)*	306	59,433
Metair Investments Ltd. (South Africa)	7,678	12,260
Minth Group Ltd. (China)	42,000	130,409
Nan Kang Rubber Tire Co. Ltd. (Taiwan)	47,000	42,846
Nemak SAB de CV (Mexico), 144A	33,900	30,385
Nifco, Inc. (Japan)	2,200	115,917
Press Kogyo Co. Ltd. (Japan)	20,100	88,586
Rassini SAB de CV (Mexico)	9,300	17,272
Shanghai Huayi Group Corp. Ltd. (China) (Class B Stock)	17,600	17,741
Showa Corp. (Japan)	22,600	156,935
SL Corp. (South Korea)*	2,002	35,655
Somboon Advance Technology PCL (Thailand)	54,300	22,290
Sri Trang Agro-Industry PCL (Thailand)	98,000	62,942
Sumitomo Riko Co. Ltd. (Japan)	4,100	40,163
Sumitomo Rubber Industries Ltd. (Japan)	7,400	117,085
Sungwoo Hitech Co. Ltd. (South Korea)*	10,546	67,122
Taiho Kogyo Co. Ltd. (Japan)	1,300	18,163
Tokai Rika Co. Ltd. (Japan)	10,900	218,206
Tong Yang Industry Co. Ltd. (Taiwan)	32,000	62,813
Tung Thih Electronic Co. Ltd. (Taiwan)	2,000	17,830
Tupy SA (Brazil)	7,000	25,830
Unipres Corp. (Japan)	2,200	43,682
Visteon Corp.	945	75,921
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)	16,900	40,169
Xinyi Glass Holdings Ltd. (Hong Kong)*	366,000	298,172
Yokohama Rubber Co. Ltd. (The) (Japan)	9,700	173,390

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
Zhejiang Shibao Co. Ltd. (China)	20,000	$21,847

		6,952,574

Automobiles — 0.4%
Astra International Tbk PT (Indonesia)	613,600	375,199
China Motor Corp. (Taiwan)	107,000	86,918
Chongqing Changan Automobile Co. Ltd. (China) (Class B Stock)	101,300	144,714
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	632,000	613,961
Ford Otomotiv Sanayi A/S (Turkey)	4,786	41,466
Fuji Heavy Industries Ltd. (Japan)	13,900	566,347
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	96,000	115,697
Honda Motor Co. Ltd. (Japan)	66,900	1,953,167
Hyundai Motor Co. (South Korea)	6,529	787,642
Jiangling Motors Corp. Ltd. (China) (Class B Stock)	7,700	19,070
Kia Motors Corp. (South Korea)*	13,359	433,588
Mitsubishi Motors Corp. (Japan)	34,700	197,256
Nissan Motor Co. Ltd. (Japan)	91,600	918,853
Piaggio & C SpA (Italy)	25,175	41,981
Qingling Motors Co. Ltd. (China) (Class H Stock)	182,000	55,007
Sanyang Motor Co. Ltd. (Taiwan)	112,000	71,888
Suzuki Motor Corp. (Japan)	9,100	319,491
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	5,099	35,576
Toyota Motor Corp. (Japan)	78,656	4,611,476
Yulon Nissan Motor Co. Ltd. (Taiwan)	3,000	18,226

		11,407,523

Banks — 3.1%
77 Bank Ltd. (The) (Japan)	35,000	168,577
Agricultural Bank of China Ltd. (China) (Class H Stock)	4,167,000	1,700,624
Aichi Bank Ltd. (The) (Japan)	400	22,567
Ajman Bank PJSC (United Arab Emirates)*	394,644	142,735
Al Khalij Commercial Bank PQSC (Qatar)	14,094	65,790
Albaraka Turk Katilim Bankasi AS (Turkey)	97,072	32,707
Aozora Bank Ltd. (Japan)	32,000	113,064
Associated Banc-Corp	9,933	245,345
Asya Katilim Bankasi A/S (Turkey)*^	86,929	—
Awa Bank Ltd. (The) (Japan)	13,000	79,222
Banca Popolare dell’Emilia Romagna SC (Italy)	3,660	19,425
Banca Popolare di Sondrio SCPA (Italy)	26,648	87,431
Banco Bilbao Vizcaya Argentaria SA (Spain)	137,482	926,484
Banco Bradesco SA (Brazil)	16,200	145,042
Banco de Bogota SA (Colombia)	6,300	126,336
Banco de Chile (Chile)	1,353,220	158,597
Banco de Credito e Inversiones (Chile)	3,957	200,238
Banco Industrial e Comercial SA (Brazil)*^	2,700	6,885
Banco Santander Brasil SA (Brazil), ADR(a)	18,300	162,687
Banco Santander Chile (Chile), ADR(a)	8,492	185,720
Bancolombia SA (Colombia)	13,608	114,322
Bangkok Bank PCL (Thailand)	52,900	237,792
Bank Bukopin Tbk (Indonesia)	494,700	23,469
Bank Central Asia Tbk PT (Indonesia)	354,900	407,184
Bank CIMB Niaga Tbk PT (Indonesia)*	378,600	23,721

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Bank Hapoalim BM (Israel)	64,433	$382,443
Bank Mandiri Persero Tbk PT (Indonesia)	391,800	335,335
Bank Negara Indonesia Persero Tbk PT (Indonesia)	465,900	190,208
Bank of China Ltd. (China) (Class H Stock)	9,707,000	4,280,070
Bank of Chongqing Co. Ltd. (China) (Class H Stock)	136,500	115,375
Bank of Communications Co. Ltd. (China) (Class H Stock)	2,892,000	2,079,911
Bank of East Asia Ltd. (The) (Hong Kong)	86,236	329,216
Bank of Hawaii Corp.(a)	1,247	110,596
Bank of Iwate Ltd. (The) (Japan)	1,900	76,468
Bank of Jinzhou Co. Ltd. (China) (Class H Stock)	135,000	169,618
Bank of Montreal (Canada)	10,700	769,597
Bank of Nova Scotia (The) (Canada)(a)	19,700	1,096,914
Bank of Okinawa Ltd. (The) (Japan)	1,440	52,380
Bank of Qingdao Co. Ltd. (China), 144A	25,500	19,216
Bank of the Ozarks, Inc.(a)	1,246	65,527
Bank of the Philippine Islands (Philippines)	77,790	138,920
Bank of the Ryukyus Ltd. (Japan)	9,700	127,163
Bank of Zhengzhou Co. Ltd. (China), 144A	103,000	62,136
Bank Pan Indonesia Tbk PT (Indonesia)*	487,800	27,072
Bank Pekao SA (Poland)	10,035	301,317
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Indonesia)	243,200	61,043
Bank Pembangunan Daerah Jawa Timur Tbk PT (Indonesia)	2,029,400	85,523
Bank Permata Tbk PT (Indonesia)*	523,600	21,526
Bank Tabungan Negara Persero Tbk PT (Indonesia)	336,000	43,247
Bank Zachodni WBK SA (Poland)	2,587	195,241
Bankia SA (Spain)	140,073	142,741
Bankinter SA (Spain)	11,096	85,811
BankUnited, Inc.	2,329	87,780
Banque Cantonale Vaudoise (Switzerland)	82	51,911
Banregio Grupo Financiero SAB de CV (Mexico)	4,300	23,958
BB&T Corp.	13,740	646,055
BBVA Banco Continental SA (Peru)	34,923	41,625
BDO Unibank, Inc. (Philippines)	88,330	199,046
Berkshire Hills Bancorp, Inc.	2,226	82,028
Berner Kantonalbank AG (Switzerland)	939	169,518
BIMB Holdings Bhd (Malaysia)	30,100	28,282
BOC Hong Kong Holdings Ltd. (Hong Kong)	90,000	320,540
Canadian Imperial Bank of Commerce (Canada)	6,800	554,879
Capitec Bank Holdings Ltd. (South Africa)	2,752	138,896
Cardinal Financial Corp.	1,642	53,841
Chang Hwa Commercial Bank Ltd. (Taiwan)	670,687	355,986
Chemical Financial Corp.	2,047	110,886
Chiba Bank Ltd. (The) (Japan)	35,000	214,555
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,572,000	994,739
China Construction Bank Corp. (China) (Class H Stock)	9,376,000	7,180,426
China Zheshang Bank Co. Ltd. (China)	23,000	11,644
Chugoku Bank Ltd. (The) (Japan)	11,500	164,929
Columbia Banking System, Inc.	2,263	101,111

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Commerce Bancshares, Inc.	2,222	$128,454
Commercial Bank QSC (The) (Qatar)	20,878	186,052
Commonwealth Bank of Australia (Australia)	19,838	1,176,874
Community Bank System, Inc.	1,993	123,147
Concordia Financial Group Ltd. (Japan)	62,400	300,277
Credicorp Ltd. (Peru), (NYSE)	3,344	527,884
Credit Bank of Moscow PJSC (Russia)*	1,068,400	74,922
Credito Emiliano SpA (Italy)	3,164	18,942
Credito Valtellinese Scarl (Italy)	327,850	128,011
CTBC Financial Holding Co. Ltd. (Taiwan)	2,126,578	1,160,066
Daishi Bank Ltd. (The) (Japan)	28,000	125,375
Danske Bank A/S (Denmark)	15,376	465,182
DBS Group Holdings Ltd. (Singapore)	42,170	503,124
Doha Bank QSC (Qatar)	19,376	185,439
Dubai Islamic Bank PJSC (United Arab Emirates)	323,701	490,603
E.Sun Financial Holding Co. Ltd. (Taiwan)	957,287	543,306
EnTie Commercial Bank Co. Ltd. (Taiwan)	27,000	12,162
Espirito Santo Financial Group SA (Luxembourg)*^	11,519	—
Far Eastern International Bank (Taiwan)	677,972	191,160
First Financial Holding Co. Ltd. (Taiwan)	1,253,955	667,610
First Republic Bank	1,675	154,335
FNB Corp.	5,055	81,032
Fukuoka Financial Group, Inc. (Japan)	47,000	208,444
Fulton Financial Corp.	9,513	178,844
Glacier Bancorp, Inc.	3,663	132,710
Great Western Bancorp, Inc.	2,100	91,539
Grupo Aval Acciones y Valores SA (Colombia), ADR	19,099	151,646
Grupo Elektra SAB de CV (Mexico) (Class A Stock)	3,735	46,877
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	124,600	613,694
Grupo Financiero Interacciones SA de CV (Mexico) (Class O Stock)	5,400	21,059
Grupo Security SA (Chile)	228,689	77,160
Gunma Bank Ltd. (The) (Japan)	71,400	390,181
Hachijuni Bank Ltd. (The) (Japan)	24,800	143,502
Hang Seng Bank Ltd. (Hong Kong)	11,100	205,845
Harbin Bank Co. Ltd. (China) (Class H Stock), 144A	502,000	147,704
Hiroshima Bank Ltd. (The) (Japan)	37,000	172,413
Hokkoku Bank Ltd. (The) (Japan)	38,000	134,906
Hokuhoku Financial Group, Inc. (Japan)	30,200	520,285
Hong Leong Bank Bhd (Malaysia)	40,400	121,299
Hope Bancorp, Inc.	4,167	91,216
HSBC Holdings PLC (United Kingdom), (QMTF)	382,448	3,085,844
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	924,746	464,952
Huishang Bank Corp. Ltd. (China) (Class H Stock)	401,000	203,992
Hyakugo Bank Ltd. (The) (Japan)	21,000	85,230
Hyakujushi Bank Ltd. (The) (Japan)	25,000	84,759
IBERIABANK Corp.	1,438	120,433
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	8,623,000	5,141,312
ING Bank Slaski SA (Poland)	2,864	110,471

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Intercorp Financial Services, Inc. (Peru)	3,918	$125,375
Investors Bancorp, Inc.	10,004	139,556
Itau CorpBanca (Chile)	14,936,666	125,283
Itau Unibanco Holding SA (Brazil)	9,300	85,722
Itausa – Investimentos Itau SA (Brazil)	38,077	93,944
Iyo Bank Ltd. (The) (Japan)	11,700	80,524
Japan Post Bank Co. Ltd. (Japan)	15,100	180,952
Juroku Bank Ltd. (The) (Japan)	24,000	83,973
Keiyo Bank Ltd. (The) (Japan)	18,000	81,441
Kiatnakin Bank PCL (Thailand)	51,200	84,355
King’s Town Bank Co. Ltd. (Taiwan)	156,000	135,664
Kiyo Bank Ltd. (The) (Japan)	6,300	100,487
Komercni Banka A/S (Czech Republic)	9,194	316,827
Krung Thai Bank PCL (Thailand)	439,200	217,083
Laurentian Bank of Canada (Canada)	3,600	154,789
LH Financial Group PCL (Thailand)	811,706	38,943
Liberbank SA (Spain)*	75,610	78,140
Luzerner Kantonalbank AG (Switzerland)*	424	166,845
M&T Bank Corp.(a)	2,626	410,785
Malayan Banking Bhd (Malaysia)	338,300	617,618
Masraf Al Rayan QSC (Qatar)	23,393	241,375
MB Financial, Inc.	2,141	101,119
Mebuki Financial Group, Inc. (Japan)	50,720	187,458
Mega Financial Holding Co. Ltd. (Taiwan)	1,328,228	944,572
Metropolitan Bank & Trust Co. (Philippines)	104,256	152,125
Mie Bank Ltd. (The) (Japan)	12,300	244,953
Miyazaki Bank Ltd. (The) (Japan)	6,000	18,471
Mizrahi Tefahot Bank Ltd. (Israel)	15,643	228,460
Mizuho Financial Group, Inc. (Japan)	1,030,300	1,848,909
Musashino Bank Ltd. (The) (Japan)	3,800	109,310
Nanto Bank Ltd. (The) (Japan)	1,400	53,135
National Australia Bank Ltd. (Australia)	45,324	1,001,141
National Bank Holdings Corp. (Class A Stock)	2,573	82,053
National Bank of Canada (Canada)	4,900	199,007
Nedbank Group Ltd. (South Africa)	20,221	350,001
Nishi-Nippon Financial Holdings, Inc. (Japan)	15,000	156,963
North Pacific Bank Ltd. (Japan)	34,300	141,257
Ogaki Kyoritsu Bank Ltd. (The) (Japan)	32,000	124,385
Oita Bank Ltd. (The) (Japan)	14,000	52,218
Old National Bancorp	7,707	139,882
OTP Bank PLC (Hungary)	17,082	487,766
Oversea-Chinese Banking Corp. Ltd. (Singapore)	75,305	462,497
People’s United Financial, Inc.	1,729	33,473
Pinnacle Financial Partners, Inc.	979	67,845
PNC Financial Services Group, Inc. (The)	9,880	1,155,565
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)*	89,812	603,306
Public Bank Bhd (Malaysia)	129,900	570,753
Qatar International Islamic Bank QSC (Qatar)	2,910	50,167
Qatar National Bank SAQ (Qatar)	13,682	611,969
Resona Holdings, Inc. (Japan)	81,500	417,689
Rizal Commercial Banking Corp. (Philippines)	91,800	61,966
Royal Bank of Canada (Canada)	23,100	1,563,399
San-In Godo Bank Ltd. (The) (Japan)	26,400	219,946

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Security Bank Corp. (Philippines)	13,090	$49,995
Sekerbank TAS (Turkey)*	99,114	33,137
Senshu Ikeda Holdings, Inc. (Japan)	29,400	135,390
Seven Bank Ltd. (Japan)	9,000	25,734
Shengjing Bank Co. Ltd. (China) (Class H Stock), 144A	151,500	153,925
Shiga Bank Ltd. (The) (Japan)	29,000	157,610
Shinhan Financial Group Co. Ltd. (South Korea)*	17,490	655,896
Shinsei Bank Ltd. (Japan)	97,000	162,314
Shizuoka Bank Ltd. (The) (Japan)	22,000	184,636
Signature Bank*	802	120,460
SinoPac Financial Holdings Co. Ltd. (Taiwan)	1,700,939	478,108
Sociedad Matriz del Banco de Chile SA (Chile) (Class B Stock)	237,468	77,257
South State Corp.	1,196	104,530
SpareBank 1 Nord Norge (Norway)	12,684	76,745
SpareBank 1 SMN (Norway)	18,558	139,033
SpareBank 1 SR-Bank ASA (Norway)	17,745	124,814
St Galler Kantonalbank AG (Switzerland)	277	107,666
Sterling Bancorp	5,131	120,065
Suruga Bank Ltd. (Japan)	2,800	62,517
Svenska Handelsbanken AB (Sweden) (Class A Stock)	25,512	353,353
Sydbank A/S (Denmark)	11,072	343,029
Taichung Commercial Bank Co. Ltd. (Taiwan)	449,017	127,834
Taishin Financial Holding Co. Ltd. (Taiwan)	1,345,486	491,346
Taiwan Business Bank (Taiwan)	1,058,768	267,238
Taiwan Cooperative Financial Holding Co. Ltd. (Taiwan)	1,529,276	665,442
Thanachart Capital PCL (Thailand)	90,400	111,074
Tisco Financial Group PCL (Thailand)	21,900	38,102
TMB Bank PCL (Thailand)	2,426,100	142,271
Toho Bank Ltd. (The) (Japan)	20,000	74,639
Toronto-Dominion Bank (The) (Canada)	32,600	1,607,844
Trustmark Corp.	4,121	146,914
Turkiye Garanti Bankasi A/S (Turkey)	187,333	404,007
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)	222,797	88,957
UMB Financial Corp.	2,341	180,538
Umpqua Holdings Corp.	7,350	138,033
Union Bank of Taiwan (Taiwan)	536,437	148,776
United Bankshares, Inc.(a)	2,240	103,600
United Overseas Bank Ltd. (Singapore)	32,800	460,804
US Bancorp	22,762	1,169,284
Valiant Holding AG (Switzerland)	1,101	109,551
Valley National Bancorp	4,717	54,906
Virgin Money Holdings UK PLC (United Kingdom)	11,114	41,473
VTB Bank PJSC (Russia), GDR, RegS	201,960	482,079
Wells Fargo & Co.	79,514	4,382,017
Westpac Banking Corp. (Australia)	45,551	1,069,262
Wintrust Financial Corp.	1,895	137,520
Yamaguchi Financial Group, Inc. (Japan)	14,000	152,420
Yamanashi Chuo Bank Ltd. (The) (Japan)	13,000	61,792

		80,808,865

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 0.3%
Ambev SA (Brazil), ADR	65,900	$323,569
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	10,684	53,384
Anheuser-Busch InBev SA/NV (Belgium)	8,125	859,985
Anhui Gujing Distillery Co. Ltd. (China) (Class B Stock)	6,000	23,180
Arca Continental SAB de CV (Mexico)	9,500	49,421
Asahi Group Holdings Ltd. (Japan)	6,800	214,099
Britvic PLC (United Kingdom)	7,558	52,773
Brown-Forman Corp. (Class B Stock)	1,923	86,381
Carabao Group PCL (Thailand) (Class F Stock)	7,200	15,331
Carlsberg A/S (Denmark) (Class B Stock)	2,412	207,744
Carlsberg Brewery Malaysia Bhd (Malaysia)	3,800	11,788
China Resources Beer Holdings Co. Ltd. (China)*	52,336	103,688
Cia Cervecerias Unidas SA (Chile)	1,754	18,318
Cia Cervecerias Unidas SA (Chile), ADR(a)	2,294	48,128
Coca-Cola Amatil Ltd. (Australia)	9,101	66,373
Coca-Cola Co. (The)	32,233	1,336,380
Coca-Cola East Japan Co. Ltd. (Japan)	2,800	61,640
Coca-Cola European Partners PLC (United Kingdom)	1,143	35,890
Coca-Cola Femsa SAB de CV (Mexico) (Class L Stock)	49,200	311,866
Coca-Cola Icecek A/S (Turkey)	2,804	26,288
Coca-Cola West Co. Ltd. (Japan)	2,700	79,485
Constellation Brands, Inc. (Class A Stock)	2,105	322,718
Cott Corp. (Canada)	3,700	41,887
Davide Campari-Milano SpA (Italy)	6,769	66,115
Diageo PLC (United Kingdom)	23,033	597,707
Dr. Pepper Snapple Group, Inc.	1,842	167,014
Emperador, Inc. (Philippines)	161,000	22,664
Fomento Economico Mexicano SAB de CV (Mexico), ADR	8,390	639,402
Fraser & Neave Holdings Bhd (Malaysia)	4,200	21,988
Heineken Holding NV (Netherlands)	822	57,163
Heineken Malaysia Bhd (Malaysia)	2,800	10,216
Heineken NV (Netherlands)	1,432	107,311
Hey Song Corp. (Taiwan)	80,000	80,190
Hite Jinro Co. Ltd. (South Korea)*	4,721	82,426
Ito En Ltd. (Japan)	1,100	36,462
Kirin Holdings Co. Ltd. (Japan)	8,800	142,835
Molson Coors Brewing Co. (Class B Stock)	2,199	213,985
Monster Beverage Corp.*	3,443	152,663
Organizacion Cultiba SAB de CV (Mexico)	4,300	3,916
PepsiCo, Inc.	10,801	1,130,109
Pernod Ricard SA (France)	3,753	406,151
Remy Cointreau SA (France)	944	80,465
Sapporo Holdings Ltd. (Japan)	4,100	105,338
Suntory Beverage & Food Ltd. (Japan)	1,100	45,564
Takara Holdings, Inc. (Japan)	7,000	64,283
Thai Beverage PCL (Thailand)	367,300	215,200
Tibet Water Resources Ltd. (Hong Kong)	157,000	67,651
Treasury Wine Estates Ltd. (Australia)	10,503	80,796
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	20,000	75,336
Vina Concha y Toro SA (Chile)	30,822	49,464

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Yantai Changyu Pioneer Wine Co. Ltd. (China) (Class B Stock)	10,600	$28,339

		9,101,069

Biotechnology — 0.2%
3SBio, Inc. (China), 144A*	44,500	43,224
AbbVie, Inc.	5,703	357,122
Adimmune Corp. (Taiwan)*	6,000	4,242
Amgen, Inc.	6,987	1,021,569
Bioton SA (Poland)*	3,246	6,334
Celltrion, Inc. (South Korea)*	1,102	97,738
China Biologic Products, Inc. (China)*	700	75,263
CSL Ltd. (Australia)	2,648	191,503
Galapagos NV (Belgium)*	5,477	350,777
Gilead Sciences, Inc.	25,714	1,841,380
Grifols SA (Spain)	3,490	69,282
Medigen Biotechnology Corp. (Taiwan)*	5,000	12,294
Mycenax Biotech, Inc. (Taiwan)*	6,000	6,306
Myriad Genetics, Inc.*	1,185	19,754
OBI Pharma, Inc. (Taiwan)*	3,000	26,409
PharmaEngine, Inc. (Taiwan)	3,599	20,244
Shanghai Haohai Biological Technology Co. Ltd. (China) (Class H Stock), 144A	4,900	23,888
Shire PLC	166	9,479
Shire PLC, ADR	4,785	815,268
Sinovac Biotech Ltd. (China)*	5,000	29,499
Sirtex Medical Ltd. (Australia)	1,377	14,036
United Therapeutics Corp.*	933	133,820
Vitrolife AB (Sweden)	646	27,418

		5,196,849

Building Products — 0.1%
Aica Kogyo Co. Ltd. (Japan)	3,600	94,770
Arwana Citramulia Tbk PT (Indonesia)	96,900	3,732
Asahi Glass Co. Ltd. (Japan)	31,000	210,324
Assa Abloy AB (Sweden) (Class B Stock)	12,981	240,196
Bolina Holding Co. Ltd. (China)*	56,000	2,850
Central Glass Co. Ltd. (Japan)	45,000	209,382
China Fangda Group Co. Ltd. (China) (Class B Stock)	4,000	3,777
Dormakaba Holding AG (Switzerland) (Class B Stock)*	45	33,407
Dynasty Ceramic PCL (Thailand)	162,400	20,135
Elementia SAB de CV (Mexico), 144A*	15,300	16,105
Geberit AG (Switzerland)	100	40,036
Insteel Industries, Inc.	1,384	49,326
Johnson Controls International PLC	3,497	144,041
LIXIL Group Corp. (Japan)	5,300	120,126
National Central Cooling Co. PJSC (United Arab Emirates)	312,381	171,123
Nichiha Corp. (Japan)	1,900	46,838
Noritz Corp. (Japan)	3,400	57,281
Owens Corning	2,165	111,627
Sankyo Tateyama, Inc. (Japan)	1,700	23,099
Sanwa Holdings Corp. (Japan)	7,600	72,283
Schweiter Technologies AG (Switzerland)	500	564,312
Sekisui Jushi Corp. (Japan)	2,600	40,985
Simpson Manufacturing Co., Inc.	1,319	57,706
Sinko Industries Ltd. (Japan)	2,700	32,295

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Products (continued)
Taiwan FU Hsing Industrial Co. Ltd. (Taiwan)	8,000	$10,371
TOTO Ltd. (Japan)	2,900	114,546
Trakya Cam Sanayii A/S (Turkey)	31,219	25,115
Vanachai Group PCL (Thailand)	56,100	22,402
Xxentria Technology Materials Corp. (Taiwan)	7,251	17,771

		2,555,961

Capital Markets — 0.3%
Administradora de Fondos de Pensiones Habitat SA (Chile)	14,668	17,519
Alaris Royalty Corp. (Canada)	1,700	30,324
Altamir (France)	5,849	78,603
Amanat Holdings PJSC (United Arab Emirates)	988,900	264,142
Asia Plus Group Holdings PCL (Thailand)	276,700	28,125
ASX Ltd. (Australia)	1,626	58,252
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	7,668	448,327
Azimut Holding SpA (Italy)	971	16,151
Banca Generali SpA (Italy)	1,432	34,060
BM&FBovespa SA (Brazil)	52,300	265,140
Bolsa Mexicana de Valores SAB de CV (Mexico)	14,500	19,068
Bolsas y Mercados Espanoles SHMSF SA (Spain)	2,789	82,001
Brait SE (South Africa)*	24,108	153,344
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	11,600	382,736
BTG Pactual Group (Brazil), UTS	25,020	111,851
Bure Equity AB (Sweden)	12,688	143,842
Bursa Malaysia Bhd (Malaysia)	7,100	14,013
Capital Securities Corp. (Taiwan)	452,000	135,706
CBOE Holdings, Inc.	426	31,477
CETIP SA – Mercados Organizados (Brazil)	2,900	39,739
China Bills Finance Corp. (Taiwan)	205,000	82,601
China Financial International Investments Ltd. (Hong Kong)*	170,000	9,733
China Huarong Asset Management Co. Ltd. (China), 144A*	2,475,000	888,955
China International Capital Corp. Ltd. (China) (Class H Stock), 144A*	86,800	122,433
CI Financial Corp. (Canada)	3,800	81,709
CME Group, Inc.	4,675	539,261
Country Group Development PCL (Thailand)*	436,700	12,073
Deutsche Boerse AG (Germany)	2,650	212,622
FactSet Research Systems, Inc.	275	44,943
Gimv NV (Belgium)	4,987	275,995
GP Investments Ltd. (Brazil), BDR*	7,000	14,969
IGM Financial, Inc. (Canada)	2,300	65,438
Intercontinental Exchange, Inc.	7,740	436,691
Intermediate Capital Group PLC (United Kingdom)	52,660	453,382
Investec Ltd. (South Africa)	24,463	160,490
Investment Technology Group, Inc.	1,999	39,460
Jih Sun Financial Holdings Co. Ltd. (Taiwan)	336,168	71,916
JSE Ltd. (South Africa)	495	5,910

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Jupiter Fund Management PLC (United Kingdom)	43,059	$234,492
kabu.com Securities Co. Ltd. (Japan)	10,800	37,108
KCG Holdings, Inc. (Class A Stock)*	2,416	32,011
Kresna Graha Investama PT Tbk (Indonesia)*	67,700	2,351
MarketAxess Holdings, Inc.	273	40,109
Masterlink Securities Corp. (Taiwan)	252,131	70,217
Monex Group, Inc. (Japan)	26,900	74,683
Moscow Exchange MICEX-RTS PJSC (Russia)	53,770	110,118
MSCI, Inc. (Class A Stock)	784	61,764
Nasdaq, Inc.	1,958	131,421
Okasan Securities Group, Inc. (Japan)	14,000	86,224
OSK Holdings Bhd (Malaysia)	117,000	36,510
Partners Group Holding AG (Switzerland)	110	51,495
President Securities Corp. (Taiwan)	140,682	51,457
Shenwan Hongyuan HK Ltd. (China)	15,000	6,491
Singapore Exchange Ltd. (Singapore)	20,700	102,076
SVG Capital PLC (United Kingdom)*	8,219	71,719
T. Rowe Price Group, Inc.	1,816	136,672
Thomson Reuters Corp.	2,900	126,916
TP ICAP PLC (United Kingdom)	33,463	177,968
Waterland Financial Holdings Co. Ltd. (Taiwan)	516,619	131,809
Yintech Investment Holdings Ltd. (China), ADR*	400	6,560
Zeder Investments Ltd. (South Africa)	37,919	19,511

		7,672,683

Chemicals — 0.6%
Acron PJSC (Russia)	392	22,828
ADEKA Corp. (Japan)	9,100	123,452
AdvanSix, Inc.*	453	10,029
AECI Ltd. (South Africa)	6,466	47,657
African Oxygen Ltd. (South Africa)	6,435	8,826
Agrium, Inc. (Canada)	1,900	190,984
Air Liquide SA (France)	4,849	539,205
Air Products & Chemicals, Inc.	1,745	250,966
Air Water, Inc. (Japan)	6,700	120,692
Alpek SAB de CV (Mexico)	15,300	18,275
Asahi Kasei Corp. (Japan)	32,000	278,441
Asia Polymer Corp. (Taiwan)	30,065	17,711
Axalta Coating Systems Ltd.*	2,258	61,418
BASF SE (Germany)	14,564	1,349,744
Calgon Carbon Corp.	1,719	29,223
China BlueChemical Ltd. (China) (Class H Stock)	398,000	109,938
China General Plastics Corp. (Taiwan)	19,380	14,312
China Man-Made Fiber Corp. (Taiwan)	247,050	65,259
China Steel Chemical Corp. (Taiwan)	5,000	18,459
China Synthetic Rubber Corp. (Taiwan)	68,250	60,201
Chr Hansen Holding A/S (Denmark)	1,027	56,799
Chugoku Marine Paints Ltd. (Japan)	8,000	58,795
Ciech SA (Poland)	2,898	40,364
Corbion NV (Netherlands)	7,802	208,653
Croda International PLC (United Kingdom)	3,542	139,306
Danhua Chemical Technology Co. Ltd. (China)*	2,800	1,646

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
DIC Corp. (Japan)	6,900	$209,107
DuluxGroup Ltd. (Australia)	18,009	80,858
E.I. du Pont de Nemours & Co.	7,001	513,873
Eastern Polymer Group PCL (Thailand) (Class F Stock)	39,500	14,229
Ecolab, Inc.	1,767	207,128
Eternal Materials Co. Ltd. (Taiwan)	55,229	56,365
Formosa Chemicals & Fibre Corp. (Taiwan)	221,890	660,820
Formosa Plastics Corp. (Taiwan)	304,600	839,656
Formosan Rubber Group, Inc. (Taiwan)*	70,300	34,851
Formosan Union Chemical (Taiwan)	29,000	15,220
Fujimi, Inc. (Japan)	4,000	74,676
Givaudan SA (Switzerland)	54	98,829
Grupa Azoty SA (Poland)	5,527	82,734
Gubre Fabrikalari TAS (Turkey)	3,318	4,115
Ho Tung Chemical Corp. (Taiwan)*	169,947	43,647
Huabao International Holdings Ltd. (Hong Kong)*	242,000	102,386
Incitec Pivot Ltd. (Australia)	52,769	136,545
International Flavors & Fragrances, Inc	925	108,993
Ishihara Sangyo Kaisha Ltd. (Japan)*	3,400	26,605
K+S AG (Germany)	7,072	168,463
Kaneka Corp. (Japan)	13,000	105,741
Kansai Paint Co. Ltd. (Japan)	5,100	93,808
Kemira OYJ (Finland)	10,101	128,762
Kolon Industries, Inc. (South Korea)*	1,650	100,921
Koninklijke DSM NV (Netherlands)	2,302	137,953
Kuraray Co. Ltd. (Japan)	10,000	149,956
Kureha Corp. (Japan)	2,500	93,833
LCY Chemical Corp. (Taiwan)	44,000	60,581
Lenzing AG (Austria)	355	42,963
Linde AG (Germany)	3,133	513,932
Lintec Corp. (Japan)	4,200	91,387
Monsanto Co.	3,469	364,973
Nantex Industry Co. Ltd. (Taiwan)	22,481	15,204
Nippon Kayaku Co. Ltd. (Japan)	10,000	123,308
Nippon Shokubai Co. Ltd. (Japan)	1,600	99,643
Nitto Denko Corp. (Japan)	2,300	176,091
NOF Corp. (Japan)	11,000	105,522
Novozymes A/S (Denmark) (Class B Stock)	2,244	77,220
Nufarm Ltd. (Australia)	8,936	58,880
Omnia Holdings Ltd. (South Africa)	3,410	45,820
Oriental Union Chemical Corp. (Taiwan)*	35,000	24,989
Petkim Petrokimya Holding A/S (Turkey)	17,097	17,915
PhosAgro PJSC (Russia), GDR, RegS	2,143	32,681
Praxair, Inc.	2,088	244,693
San Fang Chemical Industry Co. Ltd. (Taiwan)	12,540	13,747
Scientex Bhd (Malaysia)	17,200	25,683
Scotts Miracle-Gro Co. (The) (Class A Stock)	581	55,515
Sensient Technologies Corp.	1,361	106,947
Sesoda Corp. (Taiwan)	13,202	10,882
Shanghai Chlor-Alkali Chemical Co. Ltd. (China) (Class B Stock)*	10,400	8,278
Sherwin-Williams Co. (The)	377	101,315
Shin-Etsu Chemical Co. Ltd. (Japan)	7,000	541,723
Shinkong Synthetic Fibers Corp. (Taiwan)	317,000	88,837
Showa Denko KK (Japan)	23,300	332,820

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Sinon Corp. (Taiwan)	40,000	$18,967
Soda Sanayii A/S (Turkey)	19,183	28,765
Solar Applied Materials Technology Co. (Taiwan)*^	30,000	4,129
Soulbrain Co. Ltd. (South Korea)*	1,484	74,086
Stella Chemifa Corp. (Japan)	2,100	55,924
Sumitomo Bakelite Co. Ltd. (Japan)	41,000	229,286
Symrise AG (Germany)	1,414	85,912
Syngenta AG (Switzerland)	864	341,369
Synthomer PLC (United Kingdom)	33,824	159,529
Synthos SA (Poland)	38,479	41,903
Taiwan Fertilizer Co. Ltd. (Taiwan)	71,000	88,327
Taiwan Styrene Monomer (Taiwan)	37,000	22,788
Teijin Ltd. (Japan)	5,300	107,090
Tenma Corp. (Japan)	16,000	274,448
Tianjin TEDA Biomedical Engineering Co. Ltd. (China)*	65,000	6,200
Tikkurila OYJ (Finland)	4,994	98,655
Toagosei Co. Ltd. (Japan)	17,900	175,695
Tokyo Ohka Kogyo Co. Ltd. (Japan)	3,300	110,981
Toray Industries, Inc. (Japan)	35,000	282,644
Tosoh Corp. (Japan)	27,000	190,458
Toyobo Co. Ltd. (Japan)	67,000	99,581
Ube Industries Ltd. (Japan)	216,000	451,355
Unipetrol A/S (Czech Republic)	2,972	21,259
UPC Technology Corp. (Taiwan)	130,000	50,159
USI Corp. (Taiwan)	97,000	47,600
Valspar Corp. (The)	733	75,946
Yara International ASA (Norway)	5,033	197,994
Yingde Gases Group Co. Ltd. (China)	151,000	55,623
Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	7,000	17,399

		14,928,878

Commercial Services & Supplies — 0.2%
ABM Industries, Inc.	2,087	85,232
Aeon Delight Co. Ltd. (Japan)	1,900	53,009
Babcock International Group PLC (United Kingdom)	15,563	182,546
Bilfinger SE (Germany)	2,358	90,789
Blue Label Telecoms Ltd. (South Africa)	7,464	9,836
Brady Corp. (Class A Stock)	1,551	58,240
Brambles Ltd. (Australia)	15,371	137,172
Cabcharge Australia Ltd. (Australia)	10,040	28,067
Cewe Stiftung & Co. KGAA (Germany)	3,327	295,140
China Greenland Broad Greenstate Group Co. Ltd. (China)	60,000	9,970
Cintas Corp.	526	60,785
Clean Harbors, Inc.*	902	50,196
Cleanaway Co. Ltd. (Taiwan)	3,000	15,293
Copart, Inc.*	1,197	66,326
Covanta Holding Corp.	5,288	82,493
Dai Nippon Printing Co. Ltd. (Japan)	20,000	197,333
Daiseki Co. Ltd. (Japan)	1,900	38,880
Dongjiang Environmental Co. Ltd. (China) (Class H Stock)	3,200	5,553
Downer EDI Ltd. (Australia)	40,311	176,510
Duskin Co. Ltd. (Japan)	4,400	90,349
Essendant, Inc.	2,283	47,715

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
G4S PLC (United Kingdom)	25,843	$74,696
Healthcare Services Group, Inc.	1,123	43,988
Intrum Justitia AB (Sweden)	1,826	61,562
IWG PLC (Switzerland)	51,486	155,737
KAR Auction Services, Inc.	1,721	73,349
KD Holding Corp. (Taiwan)	1,000	5,388
Kokuyo Co. Ltd. (Japan)	44,400	510,075
L&K Engineering Co. Ltd. (Taiwan)	17,000	19,692
Lassila & Tikanoja OYJ (Finland)	4,596	92,939
Loomis AB (Sweden) (Class B Stock)	4,198	124,651
Matsuda Sangyo Co. Ltd. (Japan)	3,200	41,057
Mitie Group PLC (United Kingdom)	27,597	76,202
Nissha Printing Co. Ltd. (Japan)(a)	1,300	31,273
Okamura Corp. (Japan)	18,400	165,018
Park24 Co. Ltd. (Japan)	1,400	37,911
Relia, Inc. (Japan)	2,700	26,608
Republic Services, Inc.	3,222	183,815
Riverstone Holdings Ltd. (Singapore)	36,700	22,247
S-1 Corp. (South Korea)*	782	56,786
Sato Holdings Corp. (Japan)	2,700	53,959
Secom Co. Ltd. (Japan)	2,500	182,660
Securitas AB (Sweden) (Class B Stock)	6,320	99,135
Shanghai Youngsun Investment Co. Ltd. (China) (Class B Stock)*^	3,900	11,396
Shanghai Zhongyida Co. Ltd. (China)*	40,800	21,420
Societe BIC SA (France)	802	108,974
Sohgo Security Services Co. Ltd. (Japan)	1,700	65,252
Steelcase, Inc. (Class A Stock)	4,718	84,452
Stericycle, Inc.*	1,357	104,543
Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	1,000	3,491
Taiwan Secom Co. Ltd. (Taiwan)	12,135	33,389
Taiwan Shin Kong Security Co. Ltd. (Taiwan)	25,150	31,136
Toppan Forms Co. Ltd. (Japan)	17,000	176,996
Toppan Printing Co. Ltd. (Japan)	21,000	200,239
Tosho Printing Co. Ltd. (Japan)	2,000	8,359
Transcontinental, Inc. (Canada) (Class A Stock)	3,800	62,803
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil)	2,200	16,649
Waste Connections, Inc. (Canada), (TSX)	1,359	106,623
Waste Management, Inc.	3,008	213,297
YC Co. Ltd. (Taiwan)	51,313	19,429
Yestar International Holdings Co. Ltd. (China)	15,000	7,272

		5,195,902

Communications Equipment — 0.2%
Accton Technology Corp. (Taiwan)	26,000	40,749
ADTRAN, Inc.	2,532	56,590
Advanced Ceramic X Corp. (Taiwan)	2,000	14,735
China All Access Holdings Ltd. (Hong Kong)	138,000	44,385
Cisco Systems, Inc.	74,986	2,266,077
Denki Kogyo Co. Ltd. (Japan)	9,000	44,042
D-Link Corp. (Taiwan)*	117,905	39,204
Eastern Communications Co. Ltd. (China) (Class B Stock)	11,900	8,532

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
EchoStar Corp. (Class A Stock)*	1,426	$73,282
EVS Broadcast Equipment SA (Belgium)	1,626	56,791
F5 Networks, Inc.*	824	119,249
Harris Corp.	1,308	134,031
Hitron Technology, Inc. (Taiwan)	15,000	9,378
InterDigital, Inc.	705	64,402
Lanner Electronics, Inc. (Taiwan)	3,000	3,902
Lumentum Holdings, Inc.*	1,265	48,892
NetScout Systems, Inc.*	3,039	95,729
Nokia OYJ (Finland)	88,063	422,366
O-Net Technologies Group Ltd. (China)	33,000	15,375
Senao Networks, Inc. (Taiwan)	2,000	9,449
Sercomm Corp. (Taiwan)	16,000	38,090
Shanghai Potevio Co. Ltd. (China) (Class B Stock)*	15,300	21,022
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	79,781	467,594
Trigiant Group Ltd. (China)	138,000	20,062
Unizyx Holding Corp. (Taiwan)	37,000	16,638
VTech Holdings Ltd. (Hong Kong)	8,000	106,803
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. (China) (Class H Stock), 144A	34,500	64,956
Zinwell Corp. (Taiwan)	25,000	25,830
ZTE Corp. (China) (Class H Stock)	54,400	94,156

		4,422,311

Construction & Engineering — 0.2%
Acter Co. Ltd. (Taiwan)	1,000	2,877
Adhi Karya Persero Tbk PT (Indonesia)	39,300	6,045
Arabtec Holding PJSC (United Arab Emirates)*	422,040	149,895
Aveng Ltd. (South Africa)*	53,434	30,895
Baoye Group Co. Ltd. (China) (Class H Stock)	52,000	38,149
BES Engineering Corp. (Taiwan)	309,000	59,391
Bouygues SA (France)	5,459	195,429
Budimex SA (Poland)	138	6,524
CH Karnchang PCL (Thailand)	13,600	11,773
China Energy Engineering Corp. Ltd. (China)	1,388,000	246,197
COMSYS Holdings Corp. (Japan)	2,800	51,192
Continental Holdings Corp. (Taiwan)	102,300	33,181
CTCI Corp. (Taiwan)	35,000	52,874
Dialog Group Bhd (Malaysia)	84,900	29,124
Duro Felguera SA (Spain)*	14,063	16,542
EMCOR Group, Inc.	1,206	85,337
Ferrovial SA (Spain)	8,650	154,267
Galliford Try PLC (United Kingdom)	27,738	441,207
Group Five Ltd. (South Africa)	5,076	9,131
Hazama Ando Corp. (Japan)	8,400	55,275
IJM Corp. Bhd (Malaysia)	163,600	116,619
Implenia AG (Switzerland)	1,342	99,063
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV (Mexico)*	3,200	4,291
Iskandar Waterfront City Bhd (Malaysia)*	23,000	4,125
JGC Corp. (Japan)	7,500	135,872
Kajima Corp. (Japan)	23,000	158,864
Kandenko Co. Ltd. (Japan)	18,000	162,139
Kinden Corp. (Japan)	6,900	85,890

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
Kumagai Gumi Co. Ltd. (Japan)	20,000	$51,218
Kung Sing Engineering Corp. (Taiwan)	18,000	5,539
Kyowa Exeo Corp. (Japan)	3,100	44,530
Maeda Corp. (Japan)	7,000	60,885
Maeda Road Construction Co. Ltd. (Japan)	11,000	183,453
Mirait Holdings Corp. (Japan)	20,900	188,357
Murray & Roberts Holdings Ltd. (South Africa)	37,890	31,803
Nippo Corp. (Japan)	3,000	55,891
Nippon Densetsu Kogyo Co. Ltd. (Japan)	3,000	47,847
Nippon Road Co. Ltd. (The) (Japan)	7,000	27,260
Nishimatsu Construction Co. Ltd. (Japan)	16,000	77,327
Obayashi Corp. (Japan)	21,100	201,449
Orascom Construction Ltd. (United Arab Emirates)*	29,730	155,785
Pembangunan Perumahan Persero Tbk PT (Indonesia)	47,100	13,293
Penta-Ocean Construction Co. Ltd. (Japan)	11,600	55,963
Porr AG (Austria)	1,177	48,224
Raito Kogyo Co. Ltd. (Japan)	5,300	54,291
Raubex Group Ltd. (South Africa)	1,900	3,405
Rich Development Co. Ltd. (Taiwan)	107,000	26,533
Run Long Construction Co. Ltd. (Taiwan)	2,000	2,002
Salfacorp SA (Chile)	52,775	37,821
Salini Impregilo SpA (Italy)	12,346	38,915
Shimizu Corp. (Japan)	17,000	155,175
SHO-BOND Holdings Co. Ltd. (Japan)	1,900	78,871
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	261,500	217,780
Sino-Thai Engineering & Construction PCL (Thailand)	22,500	17,436
Skanska AB (Sweden) (Class B Stock)	8,459	199,162
SNC-Lavalin Group, Inc. (Canada)	2,100	90,388
SOCAM Development Ltd. (Hong Kong)*	50,000	16,787
Strabag SE (Austria)	2,500	88,549
Sumitomo Densetsu Co. Ltd. (Japan)	2,400	26,308
Taihei Dengyo Kaisha Ltd. (Japan)	4,000	38,770
Taikisha Ltd. (Japan)	2,000	48,699
Taisei Corp. (Japan)	24,000	167,591
Tekfen Holding A/S (Turkey)	4,620	8,458
TOA ROAD Corp. (Japan)	10,000	29,598
Toda Corp. (Japan)	17,000	89,341
Totetsu Kogyo Co. Ltd. (Japan)	1,700	43,986
Trakcja SA (Poland)	2,950	9,982
TRC Construction PCL (Thailand)	70,700	2,823
TTCL PCL (Thailand)	11,400	6,208
UEM Edgenta Bhd (Malaysia)	14,400	11,076
Unique Engineering & Construction PCL (Thailand)	24,700	13,657
United Engineers Ltd. (Singapore)	110,600	195,228
United Integrated Services Co. Ltd. (Taiwan)	6,000	9,172
Valmont Industries, Inc.	511	72,000
Vinci SA (France)	7,930	539,437
Waskita Karya Persero Tbk PT (Indonesia)	83,500	15,745
WCT Holdings Bhd (Malaysia)(g)	48,177	18,540
Wijaya Karya Persero Tbk PT (Indonesia)	38,900	6,794
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	1,225	13,735
WSP Global, Inc. (Canada)	2,600	86,541

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering (continued)
Yokogawa Bridge Holdings Corp. (Japan)	4,000	$46,475

		6,218,271

Construction Materials — 0.1%
Afrimat Ltd. (South Africa)	3,872	7,947
Akcansa Cimento A/S (Turkey)	938	3,642
Asia Cement Corp. (Taiwan)	307,000	249,720
Cahya Mata Sarawak Bhd (Malaysia)	21,400	19,071
Cementos Argos SA (Colombia)	14,690	58,036
Cementos Pacasmayo SAA (Peru)	21,594	40,537
Cemex Latam Holdings SA (Colombia)*	7,274	27,380
CHC Resources Corp. (Taiwan)	2,000	3,282
Cimsa Cimento Sanayi VE Ticaret A/S (Turkey)	2,069	9,258
CRH PLC (Ireland)	15,663	463,957
CSG Holding Co. Ltd. (China) (Class B Stock)	31,200	24,511
Goldsun Building Materials Co. Ltd. (Taiwan)	281,000	57,867
Grupo Argos SA (Colombia)	19,120	122,795
Huaxin Cement Co. Ltd. (China) (Class B Stock)	21,400	14,959
Imerys SA (France)	1,254	95,006
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	36,600	41,693
Lafarge Malaysia Bhd (Malaysia)	12,600	20,174
Magnesita Refratarios SA (Brazil)*	3,220	23,497
PPC Ltd. (South Africa)	83,168	33,512
Qatar National Cement Co. QSC (Qatar)	1,545	36,497
RHI AG (Austria)	2,323	59,148
Semen Baturaja Persero Tbk PT (Indonesia)	42,600	8,807
Shanghai Yaohua Pilkington Glass Group Co. Ltd. (China)	37,000	26,751
Siam Cement PCL (The) (Thailand)	13,350	185,289
Siam City Cement PCL (Thailand)	4,000	30,382
Sumitomo Osaka Cement Co. Ltd. (Japan)	29,000	109,267
Taiheiyo Cement Corp. (Japan)	43,000	135,564
Universal Cement Corp. (Taiwan)	58,542	44,717
Vicat SA (France)	845	51,278
West China Cement Ltd. (China)	420,000	47,053

		2,051,597

Consumer Finance — 0.1%
AEON Credit Service M Bhd (Malaysia)	4,200	13,410
American Express Co.	10,079	746,652
Cembra Money Bank AG (Switzerland)	6,058	440,676
China Financial Services Holdings Ltd. (China)	300,000	25,038
Credit Saison Co. Ltd. (Japan)	8,000	142,367
Credito Real SAB de CV SOFOM ER (Mexico)	14,300	18,915
Discover Financial Services	6,444	464,548
FirstCash, Inc.	1,144	53,767
Flying Financial Service Holdings Ltd. (China)	55,000	7,283
Gentera SAB de CV (Mexico)	34,500	55,487
Green Dot Corp. (Class A Stock)*	953	22,443
Group Lease PCL (Thailand)	9,400	15,028

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
Hitachi Capital Corp. (Japan)	300	$7,366
KRUK SA (Poland)	343	19,419
Krungthai Card PCL (Thailand)	7,000	26,975
LendingClub Corp.*	3,323	17,446
Muangthai Leasing PCL (Thailand) (Class F Stock)	14,500	10,001
Nelnet, Inc. (Class A Stock)	1,524	77,343
Samsung Card Co. Ltd. (South Korea)*	2,246	73,847
Srisawad Power 1979 PCL (Thailand)	20,300	23,384
Sun Hung Kai & Co. Ltd. (Hong Kong)	97,000	59,881
Synchrony Financial	15,604	565,957
Taiwan Acceptance Corp. (Taiwan)	8,000	19,117
Transaction Capital Ltd. (South Africa)	4,971	5,205
Unifin Financiera SAB de CV SOFOM ENR (Mexico)	5,700	14,133

		2,925,688

Containers & Packaging — 0.1%
Amcor Ltd. (Australia)	7,761	83,530
AMVIG Holdings Ltd. (Hong Kong)	58,000	20,743
AptarGroup, Inc.	1,229	90,270
Ball Corp.	929	69,740
Bemis Co., Inc.	813	38,878
CCL Industries, Inc. (Canada) (Class B Stock)	600	117,886
Cheng Loong Corp. (Taiwan)	206,000	82,668
CPMC Holdings Ltd. (China)	44,000	21,478
DS Smith PLC (United Kingdom)	2,238	11,238
Fuji Seal International, Inc. (Japan)	2,000	42,643
Graphic Packaging Holding Co.	6,711	83,753
Greatview Aseptic Packaging Co. Ltd. (China)	91,000	46,517
Huajun Holdings Ltd. (Hong Kong)*	236,000	24,913
Huhtamaki OYJ (Finland)	1,284	47,586
Jin Bao Bao Holdings Ltd. (China)*	200,000	2,419
Klabin SA (Brazil), UTS	18,500	100,722
Mayr Melnhof Karton AG (Austria)	769	81,579
Mpact Ltd. (South Africa)	12,828	26,267
Nampak Ltd. (South Africa)	47,226	63,545
Orora Ltd. (Australia)	24,924	53,599
Packaging Corp. of America	885	75,066
Polyplex Thailand PCL (Thailand)*	58,000	24,942
Rengo Co. Ltd. (Japan)	19,700	106,981
Sealed Air Corp.	852	38,630
Sheen Tai Holdings Group Co. Ltd. (China)	112,000	10,363
Silgan Holdings, Inc.	392	20,063
Smurfit Kappa Group PLC (Ireland)	6,095	139,590
Sonoco Products Co.	841	44,321
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	26,000	42,474
Vitro SAB de CV (Mexico) (Class A Stock)	3,300	10,268
Youyuan International Holdings Ltd. (China)	100,000	25,476

		1,648,148

Distributors
Canon Marketing Japan, Inc. (Japan)	1,100	18,470
China Animation Characters Co. Ltd. (Hong Kong)	17,000	7,331

COMMON STOCKS (continued)	Shares	Value (Note 2)
Distributors (continued)
China Best Group Holding Ltd. (Hong Kong)*	360,000	$8,571
Chori Co. Ltd. (Japan)	2,300	34,529
D’ieteren SA (Belgium)	6,902	304,849
Genuine Parts Co.	1,551	148,183
Inchcape PLC (United Kingdom)	26,983	233,187
Inter Cars SA (Poland)	399	26,432
Paltac Corp. (Japan)	4,100	96,699
Pool Corp.	553	57,700
Test Rite International Co. Ltd. (Taiwan)	26,000	16,216
Xinhua Winshare Publishing and Media Co. Ltd. (China) (Class H Stock)	90,000	83,737

		1,035,904

Diversified Consumer Services — 0.1%
Advtech Ltd. (South Africa)	2,619	3,266
Apollo Education Group, Inc.*	4,816	47,678
Benesse Holdings, Inc. (Japan)	1,900	52,202
China Distance Education Holdings Ltd. (China), ADR	900	10,061
China Maple Leaf Educational Systems Ltd. (China)	28,000	18,525
Curro Holdings Ltd. (South Africa)*	3,899	14,273
DeVry Education Group, Inc.	2,348	73,258
Estacio Participacoes SA (Brazil)	10,300	50,002
Fu Shou Yuan International Group Ltd. (China)	46,000	27,157
GAEC Educacao SA (Brazil)	1,900	7,957
Graham Holdings Co. (Class B Stock)	113	57,850
Grand Canyon Education, Inc.*	1,138	66,516
H&R Block, Inc.	357	8,207
Houghton Mifflin Harcourt Co.*	4,247	46,080
InvoCare Ltd. (Australia)	4,010	40,074
Kroton Educacional SA (Brazil)	46,616	190,921
Lung Yen Life Service Corp. (Taiwan)	8,000	14,013
Navitas Ltd. (Australia)	9,258	33,213
New Oriental Education & Technology Group, Inc. (China), ADR*	6,200	261,020
Regis Corp.*	2,702	39,233
Ser Educacional SA (Brazil), 144A(g)	1,800	10,325
Service Corp. International	2,167	61,543
ServiceMaster Global Holdings, Inc.*	1,787	67,316
TAL Education Group (China), ADR*	2,800	196,420
Tarena International, Inc. (China), ADR	2,300	34,477
Virscend Education Co. Ltd. (China), 144A*	28,000	19,914

		1,451,501

Diversified Financial Services — 0.3%
African Bank Investments Ltd. (South Africa)*^	34,595	—
Alexander Forbes Group Holdings Ltd. (South Africa)	40,914	23,656
Ayala Corp. (Philippines)	9,840	144,466
Banca Mediolanum SpA (Italy)	19,055	136,684
Banque Nationale de Belgique (Belgium)	29	91,458
Berkshire Hathaway, Inc. (Class B Stock)*	31,895	5,198,247
China Assurance Finance Group Ltd. (China)*	44,000	5,863

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
China Development Bank Financial Leasing Co. Ltd. (China), 144A*	98,000	$25,485
Corp Financiera Alba SA (Spain)	2,659	119,811
Corp Financiera Colombiana SA (Colombia), (BVC)	2,533	31,287
Credit China Fintech Holdings Ltd. (China)	300,000	35,978
Far East Horizon Ltd. (China)	261,000	222,899
First Pacific Co. Ltd. (Hong Kong)	182,000	126,964
Grupo de Inversiones Suramericana SA (Colombia)	25,260	321,430
GT Capital Holdings, Inc. (Philippines)	3,205	81,734
Gulf General Investment Co. (United Arab Emirates)*	1,530,751	210,875
Haci Omer Sabanci Holding A/S (Turkey)	81,242	210,315
Inversiones La Construccion SA (Chile)	3,405	44,480
Investor AB (Sweden) (Class A Stock)	3,768	138,969
Investor AB (Sweden) (Class B Stock)	15,972	595,119
Japan Securities Finance Co. Ltd. (Japan)	8,700	47,318
L E Lundbergforetagen AB (Sweden) (Class B Stock)	2,532	155,018
Metro Pacific Investments Corp. (Philippines)	729,000	97,569
PSG Group Ltd. (South Africa)	1,837	29,110
Qatar Industrial Manufacturing Co. QSC (Qatar)	865	10,550
Remgro Ltd. (South Africa)	20,261	328,755
Salam International Investment Ltd. QSC (Qatar)	9,783	29,676
Sofina SA (Belgium)	1,563	205,904

		8,669,620

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	80,543	3,425,494
Axtel SAB de CV (Mexico), UTS*	16,800	2,853
BCE, Inc. (Canada)	625	27,013
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	49,840	94,538
BT Group PLC (United Kingdom)	133,444	602,410
CenturyLink, Inc.	11,846	281,698
China Communications Services Corp. Ltd. (China) (Class H Stock)	542,000	344,372
China Telecom Corp. Ltd. (China) (Class H Stock)	3,104,000	1,423,833
China Unicom Hong Kong Ltd. (China)	804,000	930,517
Chunghwa Telecom Co. Ltd. (Taiwan)	218,000	684,537
CITIC Telecom International Holdings Ltd. (China)	377,000	112,942
Consolidated Communications Holdings, Inc.	1,789	48,035
Deutsche Telekom AG (Germany)	44,865	769,761
Elisa OYJ (Finland)	2,261	73,396
Empresa de Telecomunicaciones de Bogota (Colombia)*	18,570	3,712
Frontier Communications Corp.(a)	18,324	61,935
HKT Trust & HKT Ltd. (Hong Kong)	77,000	94,314
Iliad SA (France)	426	81,812
Inmarsat PLC (United Kingdom)	9,989	92,425
Koninklijke KPN NV (Netherlands)	51,089	151,077
KT Corp. (South Korea)*	5,655	137,590

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Link Net Tbk PT (Indonesia)	36,700	$14,019
Magyar Telekom Telecommunications PLC (Hungary)	48,916	82,872
Manitoba Telecom Services, Inc. (Canada)	1,200	33,927
Netia SA (Poland)	34,721	38,146
Nippon Telegraph & Telephone Corp. (Japan)	26,300	1,107,103
O2 Czech Republic A/S (Czech Republic)	4,059	41,102
Ooredoo QSC (Qatar)	8,147	227,544
Orange Polska SA (Poland)	91,861	120,828
Orange SA (France)	54,513	826,636
Proximus SADP (Belgium)	1,567	45,046
Rostelecom PJSC (Russia)	75,210	103,064
Singapore Telecommunications Ltd. (Singapore)	88,500	221,997
Spark New Zealand Ltd. (New Zealand)	31,335	74,146
Swisscom AG (Switzerland)	90	40,230
TDC A/S (Denmark)*	19,945	102,245
Telecom Italia SpA (Italy)*	469,455	382,495
Telefonica Brasil SA (Brazil), ADR(a)	21,300	284,994
Telefonica Deutschland Holding AG (Germany)	21,024	89,865
Telefonica SA (Spain)	48,296	445,888
Telekom Malaysia Bhd (Malaysia)	56,800	75,252
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,108,900	326,230
Telenor ASA (Norway)	6,136	91,590
Telia Co. AB (Sweden)	79,659	320,006
Telkom SA SOC Ltd. (South Africa)	23,934	128,323
Telstra Corp. Ltd. (Australia)	32,773	120,431
TELUS Corp. (Canada)	2,600	82,810
Thaicom PCL (Thailand)	59,700	32,342
Turk Telekomunikasyon A/S (Turkey)	21,985	32,861
Verizon Communications, Inc.	20,497	1,094,130

		16,030,386

Electric Utilities — 0.6%
ALLETE, Inc.	3,083	197,898
Alliant Energy Corp.	3,724	141,102
Alupar Investimento SA (Brazil), UTS	1,743	9,158
American Electric Power Co., Inc.	6,184	389,345
Avangrid, Inc.	2,358	89,321
Celsia SA ESP (Colombia)	17,748	23,796
Centrais Eletricas Brasileiras SA (Brazil)*	12,600	88,305
CEZ A/S (Czech Republic)	22,060	369,233
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	16,000	127,078
Chubu Electric Power Co., Inc. (Japan)	21,200	295,006
Chugoku Electric Power Co., Inc. (The) (Japan)	9,700	113,535
Cia Energetica de Minas Gerais (Brazil)	2,100	5,084
Cia Paranaense de Energia (Brazil)	1,300	7,621
CLP Holdings Ltd. (Hong Kong)	24,000	220,101
Contact Energy Ltd. (New Zealand)	23,808	76,988
CPFL Energia SA (Brazil)	10,653	82,515
Duke Energy Corp.	10,876	844,195
Edison International	3,927	282,705
EDP – Energias de Portugal SA (Portugal)	48,812	148,562
EDP – Energias do Brasil SA (Brazil)	7,300	30,055

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
El Paso Electric Co.	2,026	$94,209
Elia System Operator SA (Belgium)	1,357	70,925
Emera, Inc. (Canada)	3,400	114,941
Empire District Electric Co. (The)	524	17,863
Endesa SA (Spain)	4,446	94,025
Enea SA (Poland)*	48,591	110,203
Enel SpA (Italy)	138,830	610,257
Energa SA (Poland)	45,302	98,439
Engie Energia Chile SA (Chile)	37,823	59,858
Entergy Corp.	2,840	208,655
Equatorial Energia SA (Brazil)	3,400	56,829
Eversource Energy	3,997	220,754
EVN AG (Austria)	5,896	69,564
Exelon Corp.	18,974	673,387
Federal Grid Co. Unified Energy System PJSC (Russia)	38,780,000	128,375
First Philippine Holdings Corp. (Philippines)	34,040	46,486
FirstEnergy Corp.	8,977	278,018
Fortis, Inc. (Canada)	6,200	191,451
Fortum OYJ (Finland)	9,548	145,953
Great Plains Energy, Inc.	1,723	47,124
Hawaiian Electric Industries, Inc.	2,858	94,514
Hokkaido Electric Power Co., Inc. (Japan)	10,100	78,723
Hokuriku Electric Power Co. (Japan)	5,500	61,518
Iberdrola SA (Spain)	121,699	796,874
IDACORP, Inc.	2,371	190,984
Infratil Ltd. (New Zealand)	57,325	109,512
Inter RAO UES PJSC (Russia)	2,980,000	186,697
Interconexion Electrica SA ESP (Colombia)	14,849	49,365
Kansai Electric Power Co., Inc. (The) (Japan)*	28,000	305,246
Korea District Heating Corp. (South Korea)*	772	43,485
Korea Electric Power Corp. (South Korea)*	12,087	440,910
Kyushu Electric Power Co., Inc. (Japan)	14,300	154,919
Light SA (Brazil)	2,600	13,868
Manila Electric Co. (Philippines)	8,320	44,349
Mosenergo PJSC (Russia)	1,651,000	66,625
NextEra Energy, Inc.	4,827	576,633
OGE Energy Corp.	2,999	100,317
Okinawa Electric Power Co., Inc. (The) (Japan)	9,625	216,217
PG&E Corp.	6,212	377,503
PGE Polska Grupa Energetyczna SA (Poland)	133,991	334,196
Pinnacle West Capital Corp.	1,960	152,939
PNM Resources, Inc.	2,649	90,861
Portland General Electric Co.	2,544	110,232
Power Assets Holdings Ltd. (Hong Kong)	21,500	189,137
PPL Corp.	7,218	245,773
Red Electrica Corp. SA (Spain)	4,121	77,641
Rosseti PJSC (Russia)	5,771,000	107,605
RusHydro PJSC (Russia)	15,770,000	238,237
Shikoku Electric Power Co., Inc. (Japan)	7,100	71,748
Southern Co. (The)	9,765	480,340
SSE PLC (United Kingdom)	14,002	267,357
Tauron Polska Energia SA (Poland)*	282,781	192,506
Tenaga Nasional Bhd (Malaysia)	168,700	522,328
Terna Rete Elettrica Nazionale SpA (Italy)	12,941	59,184
Tohoku Electric Power Co., Inc. (Japan)	10,100	127,320

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	56,700	$228,201
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	4,200	26,764
Trustpower Ltd. (New Zealand)	18,672	61,485
Verbund AG (Austria)	6,139	97,867
Westar Energy, Inc.	906	51,053
Xcel Energy, Inc.	6,525	265,568

		14,785,520

Electrical Equipment — 0.1%
Advanced Lithium Electrochemistry Cayman Co. Ltd. (Taiwan)*	5,000	4,866
AMETEK, Inc.	2,327	113,092
Babcock & Wilcox Enterprises, Inc.*	3,799	63,025
Boer Power Holdings Ltd. (China)	49,000	19,439
Chicony Power Technology Co. Ltd. (Taiwan)	12,060	18,635
China Electric Manufacturing Corp. (Taiwan)	66,000	15,215
China Oil Gangran Energy Group Holdings Ltd. (Hong Kong)*	400,000	5,768
Chiyoda Integre Co. Ltd. (Japan)	2,200	44,250
Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	50,375	30,222
Emerson Electric Co.	6,467	360,535
Endo Lighting Corp. (Japan)	2,700	20,157
Foshan Electrical and Lighting Co. Ltd. (China) (Class B Stock)	12,000	9,534
FSP Technology, Inc. (Taiwan)	28,400	20,873
Furukawa Electric Co. Ltd. (Japan)	2,800	81,709
Futaba Corp. (Japan)	4,600	77,144
Gamesa Corp. Tecnologica SA (Spain)	7,214	145,851
Gunkul Engineering PCL (Thailand)	116,800	18,428
Hangzhou Steam Turbine Co. Ltd. (China)*	65,800	71,696
Kung Long Batteries Industrial Co. Ltd. (Taiwan)	3,000	14,629
Legrand SA (France)	3,442	195,283
Longwell Co. (Taiwan)	11,000	9,756
Melrose Industries PLC (United Kingdom)	56,083	136,321
Nexans SA (France)*	9,294	480,675
Nidec Corp. (Japan)	2,800	241,054
Nissin Electric Co. Ltd. (Japan)	2,700	29,727
Nitto Kogyo Corp. (Japan)	3,300	44,930
OSRAM Licht AG (Germany)	2,028	106,197
Prysmian SpA (Italy)	4,092	104,880
Sino-American Electronic Co. Ltd. (Taiwan)	80	174
Tatsuta Electric Wire and Cable Co. Ltd. (Japan)	24,400	94,749
Tech Pro Technology Development Ltd. (Hong Kong)*	505,600	11,981
Teco Electric and Machinery Co. Ltd. (Taiwan)	168,000	144,926
Thermon Group Holdings, Inc.*	2,956	56,430
TKH Group NV (Netherlands), CVA	2,568	101,560
Ushio, Inc. (Japan)	8,200	104,293
Voltronic Power Technology Corp. (Taiwan)	1,102	15,227
Well Shin Technology Co. Ltd. (Taiwan)	11,000	17,335
Welling Holding Ltd. (China)	130,000	24,035

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Zippy Technology Corp. (Taiwan)	9,000	$9,870

		3,064,471

Electronic Equipment, Instruments & Components — 0.5%
AAC Technologies Holdings, Inc. (China)	24,000	217,242
Amano Corp. (Japan)	4,800	84,133
Amphenol Corp. (Class A Stock)	1,180	79,295
Anritsu Corp. (Japan)	11,700	62,928
Anxin-China Holdings Ltd. (Hong Kong)*^	196,000	—
Apex International Co. Ltd. (Taiwan)	10,000	9,365
Asia Optical Co., Inc. (Taiwan)*	42,000	39,526
AVY Precision Technology, Inc. (Taiwan)	6,000	8,560
Azbil Corp. (Japan)	3,400	95,538
Barco NV (Belgium)	1,081	91,015
Benchmark Electronics, Inc.*	3,090	94,245
Canon Electronics, Inc. (Japan)	2,800	42,148
CDW Corp.	2,791	145,383
Chang Wah Electromaterials, Inc. (Taiwan)*	3,600	14,942
Cheng Uei Precision Industry Co. Ltd. (Taiwan)	51,000	57,790
Chimei Materials Technology Corp. (Taiwan)	80,000	33,901
China Railway Signal & Communication Corp. Ltd. (China) (Class H Stock), 144A	318,000	228,308
Chin-Poon Industrial Co. Ltd. (Taiwan)	25,000	46,908
Chroma ATE, Inc. (Taiwan)	18,000	41,987
Citizen Watch Co. Ltd. (Japan)	24,700	147,264
Compeq Manufacturing Co. Ltd. (Taiwan)	148,000	71,134
Coxon Precise Industrial Co. Ltd. (Taiwan)	23,000	23,623
CyberPower Systems, Inc. (Taiwan)	4,000	12,332
Daiwabo Holdings Co. Ltd. (Japan)	33,000	80,602
DataTec Ltd. (South Africa)	13,627	48,978
Delta Electronics Thailand PCL (Thailand)	27,400	62,359
Delta Electronics, Inc. (Taiwan)	78,995	388,350
Dolby Laboratories, Inc. (Class A Stock)	1,402	63,356
Dongxu Optoelectronic Technology Co. Ltd. (China) (Class B Stock)	8,800	7,055
Dynapack International Technology Corp. (Taiwan)	16,000	18,387
Electrocomponents PLC (United Kingdom)	12,069	70,831
Elite Material Co. Ltd. (Taiwan)	15,000	41,707
Everspring Industry Co. Ltd. (Taiwan)	6,000	3,168
FLIR Systems, Inc.	2,604	94,239
Flytech Technology Co. Ltd. (Taiwan)	6,000	17,455
GeoVision, Inc. (Taiwan)	4,110	6,147
Halma PLC (United Kingdom)	18,210	201,467
Hamamatsu Photonics KK (Japan)	2,300	60,410
Hana Microelectronics PCL (Thailand)	65,300	72,028
HannsTouch Solution, Inc. (Taiwan)*	122,000	31,881
Hexagon AB (Sweden) (Class B Stock)	4,903	174,625
Hirose Electric Co. Ltd. (Japan)	1,135	140,361
Hollysys Automation Technologies Ltd. (China)	3,700	67,783
Holy Stone Enterprise Co. Ltd. (Taiwan)	31,000	30,875
Hon Hai Precision Industry Co. Ltd. (Taiwan)	1,549,297	4,029,858
Hosiden Corp. (Japan)	20,700	167,215
II-VI, Inc.*	2,599	77,060
Inari Amertron Bhd (Malaysia)	14,100	10,433

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
INESA Intelligent Tech, Inc. (China) (Class B Stock)	18,800	$14,720
Ingenico Group SA (France)	1,322	105,477
ITEQ Corp. (Taiwan)	22,000	22,678
Itron, Inc.*	1,070	67,250
Japan Display, Inc. (Japan)*	26,300	74,691
Jay Mart PCL (Thailand)	26,760	10,835
Jenoptik AG (Germany)	13,820	238,248
Ju Teng International Holdings Ltd. (Hong Kong)	192,000	59,144
Kaga Electronics Co. Ltd. (Japan)	2,900	47,016
Kapsch TrafficCom AG (Austria)	1,779	69,822
KCE Electronics PCL (Thailand)	13,700	46,673
Keyence Corp. (Japan)	500	342,125
Keysight Technologies, Inc.*	3,264	119,364
Kingboard Chemical Holdings Ltd. (Hong Kong)	128,000	386,570
Kingboard Laminates Holdings Ltd. (Hong Kong)	70,500	69,069
Kyocera Corp. (Japan)	13,200	654,463
Lelon Electronics Corp. (Taiwan)	5,250	6,333
LG Display Co. Ltd. (South Korea)	9,636	250,014
Lotes Co. Ltd. (Taiwan)	8,000	23,540
LuxNet Corp. (Taiwan)	6,000	6,512
Macnica Fuji Electronics Holdings, Inc. (Japan)	6,100	80,157
Marketech International Corp. (Taiwan)	11,000	9,607
Maruwa Co. Ltd. (Japan)	5,200	171,866
MIN AIK Technology Co. Ltd. (Taiwan)	16,000	14,892
National Instruments Corp.	2,186	67,373
Nichicon Corp. (Japan)	2,800	24,380
OSI Systems, Inc.*	506	38,517
Pinnacle Holdings Ltd. (South Africa)	38,429	51,066
Plexus Corp.*	1,254	67,766
Polytronics Technology Corp. (Taiwan)	4,000	7,250
Posiflex Technology, Inc. (Taiwan)(g)	1,049	5,747
Promate Electronic Co. Ltd. (Taiwan)	13,000	12,291
Ryosan Co. Ltd. (Japan)	5,700	171,846
Ryoyo Electro Corp. (Japan)	200	2,512
Samsung SDI Co. Ltd. (South Korea)*	2,795	251,615
Sanshin Electronics Co. Ltd. (Japan)	6,100	58,701
Scientech Corp. (Taiwan)	2,000	3,718
Shimadzu Corp. (Japan)	7,000	111,209
Sigmagold Inti Perkasa Tbk PT (Indonesia)*	156,500	581
Simplo Technology Co. Ltd. (Taiwan)	25,000	71,899
Sinbon Electronics Co. Ltd. (Taiwan)	9,390	20,426
Sirtec International Co. Ltd. (Taiwan)	19,000	25,797
Spectris PLC (United Kingdom)	2,488	70,896
Stars Microelectronics Thailand PCL (Thailand)*	53,000	10,286
Sunny Optical Technology Group Co. Ltd. (China)	15,000	65,385
Supreme Electronics Co. Ltd. (Taiwan)	20,000	15,413
SVI PCL (Thailand)	180,800	25,725
SYNNEX Corp.	621	75,153
Synnex Technology International Corp. (Taiwan)	137,750	138,423
Taiflex Scientific Co. Ltd. (Taiwan)	22,340	23,464

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Taiwan Chinsan Electronic Industrial Co. Ltd. (Taiwan)	8,000	$14,854
Taiwan PCB Techvest Co. Ltd. (Taiwan)	49,000	45,566
Test Research, Inc. (Taiwan)	16,000	18,950
Thinking Electronic Industrial Co. Ltd. (Taiwan)	8,000	15,608
Tong Hsing Electronic Industries Ltd. (Taiwan)	10,000	33,938
Toyo Corp. (Japan)	2,800	24,811
Tripod Technology Corp. (Taiwan)	52,000	117,425
Truly International Holdings Ltd. (Hong Kong)	298,000	115,560
TXC Corp. (Taiwan)	29,000	36,553
Venture Corp. Ltd. (Singapore)	71,200	484,952
Vivotek, Inc. (Taiwan)	2,070	5,388
VS Industry Bhd (Malaysia)	50,900	15,985
Wah Lee Industrial Corp. (Taiwan)	27,000	38,321
Wintek Corp. (Taiwan)*^	71,000	—
WPG Holdings Ltd. (Taiwan)	139,000	163,352
WT Microelectronics Co. Ltd. (Taiwan)	46,484	61,817
XAC Automation Corp. (Taiwan)	2,000	3,475
Yageo Corp. (Taiwan)*	45,643	82,896
Zenitron Corp. (Taiwan)	50,000	26,362

		13,228,515

Energy Equipment & Services — 0.1%
Amec Foster Wheeler PLC (United Kingdom)	11,570	66,812
Anton Oilfield Services Group (China)	90,000	12,564
Boustead Singapore Ltd. (Singapore)	52,900	29,309
Hunting PLC (United Kingdom)	14,422	111,360
John Wood Group PLC (United Kingdom)	42,625	460,287
Modec, Inc. (Japan)	3,200	51,007
Mullen Group Ltd. (Canada)	2,100	31,016
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	656	52,739
SEACOR Holdings, Inc.*(a)	1,164	82,970
ShawCor Ltd. (Canada)	2,400	64,064
Subsea 7 SA (United Kingdom)*	50,150	633,358
Tecnicas Reunidas SA (Spain)	8,002	327,260
Tenaris SA (Luxembourg)	7,469	133,326
TGS Nopec Geophysical Co. ASA (Norway)	9,480	210,160
TMK PJSC (Russia), GDR, RegS	7,171	36,572
WorleyParsons Ltd. (Australia)*	4,953	34,478
Yinson Holdings Bhd (Malaysia)	45,300	29,193

		2,366,475

Equity Real Estate Investment Trusts (REITs) — 4.1%
Acadia Realty Trust	9,262	302,682
Activia Properties, Inc. (Japan)	60	282,497
Advance Residence Investment Corp. (Japan)	23	60,845
AEON REIT Investment Corp. (Japan)	110	120,408
Alexandria Real Estate Equities, Inc.	8,299	922,268
Allied Properties Real Estate Investment Trust (Canada)	2,700	72,294
American Assets Trust, Inc.	1,073	46,225
American Campus Communities, Inc.	14,626	727,936
American Homes 4 Rent (Class A Stock)	23,408	491,100

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
American Tower Corp.	1,415	$149,537
Apartment Investment & Management Co. (Class A Stock)	15,613	709,611
Apple Hospitality REIT, Inc.	19,484	389,290
Argosy Property Ltd. (New Zealand)	93,996	65,924
Arrowhead Properties Ltd. (South Africa)	42,599	26,934
Artis Real Estate Investment Trust (Canada)	18,000	170,260
Ascendas Hospitality Trust (Singapore)	30,800	15,035
Ascendas Real Estate Investment Trust (Singapore)	318,100	497,331
Asesor de Activos Prisma SAPI de CV (Mexico)*	31,500	17,338
Ashford Hospitality Prime, Inc.	2,347	32,037
Ashford Hospitality Trust, Inc.	6,985	54,204
AvalonBay Communities, Inc.	14,704	2,604,814
Axis Real Estate Investment Trust (Malaysia)	41,300	14,798
Befimmo SA (Belgium)	3,487	195,823
Beni Stabili SpA (Italy)*	174,414	99,587
Big Yellow Group PLC (United Kingdom)	18,015	152,671
Boardwalk Real Estate Investment Trust (Canada)(a)	3,500	126,820
Boston Properties, Inc.	15,762	1,982,544
Brandywine Realty Trust	17,874	295,100
British Land Co. PLC (The) (United Kingdom)	100,312	778,476
Brixmor Property Group, Inc.	25,590	624,908
BWP Trust (Australia)	55,539	119,658
Cambridge Industrial Trust (Singapore)	31,000	11,543
Camden Property Trust	9,809	824,643
Canadian Apartment Properties REIT (Canada)	9,800	228,970
Canadian Real Estate Investment Trust (Canada)	5,900	203,456
CapitaLand Commercial Trust (Singapore)	328,700	334,870
Capitaland Malaysia Mall Trust (Malaysia)	62,700	21,389
CapitaLand Mall Trust (Singapore)	376,300	488,081
Care Capital Properties, Inc.	11,048	276,199
CBL & Associates Properties, Inc.	17,178	197,547
Cedar Realty Trust, Inc.	3,891	25,408
Champion REIT (Hong Kong)	827,000	447,049
Charter Hall Group (Australia)	154,221	526,769
Charter Hall Retail REIT (Australia)	61,555	187,555
Chesapeake Lodging Trust	5,474	141,558
Cofinimmo SA (Belgium)	2,492	284,557
Colony Starwood Homes	5,959	171,679
Columbia Property Trust, Inc.	15,816	341,626
Cominar Real Estate Investment Trust (Canada)	3,300	36,179
Concentradora Fibra Danhos SA de CV (Mexico)*	55,400	83,890
Concentradora Fibra Hotelera Mexicana SA de CV (Mexico)	28,200	19,086
Concentradora Hipotecaria SAPI de CV (Mexico)	16,900	19,036
CoreCivic, Inc.	3,233	79,079
Corporate Office Properties Trust	11,412	356,283
Cousins Properties, Inc.	32,273	274,643

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
CP Tower Growth Leasehold Property Fund (Thailand), UTS	29,700	$12,428
Crown Castle International Corp.	1,019	88,419
CubeSmart	17,578	470,563
Daiwa House REIT Investment Corp. (Japan)	16	40,563
Daiwa Office Investment Corp. (Japan)	43	217,132
DCT Industrial Trust, Inc.	8,973	429,627
DDR Corp.(a)	30,492	465,613
Derwent London PLC (United Kingdom)	11,359	387,204
Dexus Property Group (Australia)	109,225	757,717
DiamondRock Hospitality Co.	19,894	229,378
Digital Realty Trust, Inc.(a)	16,206	1,592,402
Douglas Emmett, Inc.(a)	14,316	523,393
Dream Office Real Estate Investment Trust (Canada)	8,600	125,223
Duke Realty Corp.	34,808	924,500
DuPont Fabros Technology, Inc.	8,579	376,875
Easterly Government Properties, Inc.	2,545	50,951
EastGroup Properties, Inc.	3,338	246,478
Education Realty Trust, Inc.	7,321	309,678
Emira Property Fund Ltd. (South Africa)	17,251	17,960
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	67,057	56,792
EPR Properties	1,088	78,086
Equinix, Inc.	167	59,687
Equity Commonwealth*	13,887	419,943
Equity LifeStyle Properties, Inc.	9,146	659,427
Equity One, Inc.	9,368	287,504
Equity Residential	38,219	2,459,775
Essex Property Trust, Inc.(a)	7,182	1,669,815
Eurocommercial Properties NV (Netherlands), CVA	8,213	315,917
Extra Space Storage, Inc.(a)	13,255	1,023,816
Federal Realty Investment Trust	7,500	1,065,825
FelCor Lodging Trust, Inc.	12,216	97,850
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)	27,500	17,047
Fibra Uno Administracion SA de CV (Mexico)	155,400	237,489
First Industrial Realty Trust, Inc.	11,670	327,344
First Potomac Realty Trust	2,943	32,285
Folkestone Education Trust (Australia)	24,291	44,459
Fonciere des Regions (France)	5,995	522,709
Forest City Realty Trust, Inc. (Class A Stock)	24,552	511,664
Fortune Real Estate Investment Trust (Hong Kong)	141,000	161,885
Four Corners Property Trust, Inc.	1,296	26,594
Franklin Street Properties Corp.	8,567	111,028
Frasers Commercial Trust (Singapore)	49,300	42,877
Frontier Real Estate Investment Corp. (Japan)	60	256,175
Fukuoka REIT Corp. (Japan)	77	121,939
Gecina SA (France)	5,040	696,117
General Growth Properties, Inc.	61,603	1,538,843
GEO Group, Inc. (The)	1,965	70,602
Global Net Lease, Inc.	7,904	61,888

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Global One Real Estate Investment Corp. (Japan)	40	$149,711
Goodman Group (Australia)	156,948	806,028
Goodman Property Trust (New Zealand)	106,991	90,672
Government Properties Income Trust	4,908	93,571
GPT Group (The) (Australia)	217,116	787,165
Great Portland Estates PLC (United Kingdom)	100,494	825,548
Growthpoint Properties Ltd. (South Africa)	335,134	630,987
H&R Real Estate Investment Trust (Canada), UTS	18,000	299,899
Hammerson PLC (United Kingdom)	75,734	533,743
Hankyu Reit, Inc. (Japan)	269	336,257
Hansteen Holdings PLC (United Kingdom)	89,974	126,106
HCP, Inc.(a)	50,755	1,508,439
Healthcare Realty Trust, Inc.	14,953	453,375
Heiwa Real Estate REIT, Inc. (Japan)	280	200,704
Hersha Hospitality Trust	4,215	90,623
Highwoods Properties, Inc.	9,908	505,407
Hoshino Resorts REIT, Inc. (Japan)	17	88,706
Hospitality Properties Trust	16,550	525,297
Host Hotels & Resorts, Inc.(a)	72,837	1,372,249
Hudson Pacific Properties, Inc.	10,766	374,441
Hulic Reit, Inc. (Japan)	98	164,263
Hyprop Investments Ltd. (South Africa)	29,377	250,160
ICADE (France)	1,503	107,123
Ichigo Office REIT Investment (Japan)	231	150,138
IGB Real Estate Investment Trust (Malaysia)	65,800	23,622
IMPACT Growth Real Estate Investment Trust (Thailand)	91,700	37,386
Independence Realty Trust, Inc.(a)	6,005	53,565
Industrial & Infrastructure Fund Investment Corp. (Japan)	11	52,346
Intu Properties PLC (United Kingdom)	88,245	305,658
Investa Office Fund (Australia)	100,905	343,664
Iron Mountain, Inc.	637	20,690
Is Gayrimenkul Yatirim Ortakligi A/S (Turkey)	59,084	26,103
Japan Excellent, Inc. (Japan)	183	232,648
Japan Hotel REIT Investment Corp. (Japan)	69	46,429
Japan Logistics Fund, Inc. (Japan)	28	59,005
Japan Prime Realty Investment Corp. (Japan)	103	406,367
Japan Real Estate Investment Corp. (Japan)	141	770,044
Japan Rental Housing Investments, Inc. (Japan)	296	198,656
Japan Retail Fund Investment Corp. (Japan)	297	602,083
Kenedix Office Investment Corp. (Japan)	141	811,093
Kenedix Residential Investment Corp. (Japan)	118	319,871
Kenedix Retail REIT Corp. (Japan)	42	95,703
Keppel REIT (Singapore)	180,400	126,936
Kilroy Realty Corp.	9,818	718,874
Kimco Realty Corp.	41,839	1,052,669
Kite Realty Group Trust	8,253	193,780
Kiwi Property Group Ltd. (New Zealand)	147,314	141,759

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
KLCCP Stapled Group (Malaysia)	57,400	$106,169
Klepierre (France)	20,088	788,227
Land Securities Group PLC (United Kingdom)	79,213	1,040,638
LaSalle Hotel Properties(a)	11,405	347,510
Liberty Property Trust	16,326	644,877
Life Storage, Inc.	5,178	441,476
Link REIT (Hong Kong)	268,500	1,740,706
LondonMetric Property PLC (United Kingdom)	103,155	197,818
LTC Properties, Inc.	3,971	186,558
Macerich Co. (The)(a)	12,875	912,065
Mack-Cali Realty Corp.	11,112	322,470
Macquarie Mexico Real Estate Management SA de CV (Mexico)*	59,000	60,993
Mapletree Logistics Trust (Singapore)	165,000	116,051
MCUBS MidCity Investment Corp. (Japan)	28	80,716
Mercialys SA (France)	4,551	92,167
Mid-America Apartment Communities, Inc.	12,067	1,181,601
Mirvac Group (Australia)	111,015	170,485
Monogram Residential Trust, Inc.	16,768	181,430
Mori Hills REIT Investment Corp. (Japan)	183	247,137
Mori Trust Sogo Reit, Inc. (Japan)	372	586,783
National Retail Properties, Inc.	1,333	58,919
National Storage Affiliates Trust	3,445	76,031
New York REIT, Inc.	16,713	169,136
Nippon Accommodations Fund, Inc. (Japan)	14	61,299
Nippon Building Fund, Inc. (Japan)	156	864,813
Nomura Real Estate Master Fund, Inc. (Japan)	14	21,189
NorthStar Realty Europe Corp.	3,542	44,523
Octodec Investments Ltd. (South Africa)	15,967	25,626
Omega Healthcare Investors, Inc.	2,009	62,801
Orix JREIT, Inc. (Japan)	268	422,925
Outfront Media, Inc.	2,049	50,959
Paramount Group, Inc.	4,684	74,897
Parkway, Inc.*	2,982	66,350
Pavilion Real Estate Investment Trust (Malaysia)	43,700	18,495
Pebblebrook Hotel Trust	7,225	214,944
Pennsylvania Real Estate Investment Trust	6,747	127,923
Piedmont Office Realty Trust, Inc. (Class A Stock)	20,228	422,967
PLA Administradora Industrial S de RL de CV (Mexico)*	40,600	51,118
Potlatch Corp.	1,643	68,431
Precinct Properties New Zealand Ltd. (New Zealand)	143,107	119,243
Premier Investment Corp. (Japan)	178	210,427
Prologis Property Mexico SA de CV (Mexico)*	26,600	38,098
Prologis, Inc.	54,932	2,899,860
PS Business Parks, Inc.	1,845	214,979
Public Storage	15,314	3,422,679
Quality Care Properties, Inc.*	10,782	167,121
Ramco-Gershenson Properties Trust	7,744	128,396
Rayonier, Inc.	1,771	47,109
Realty Income Corp.	2,094	120,363
Rebosis Property Fund Ltd. (South Africa)	16,840	14,227

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Redefine Properties Ltd. (South Africa)	232,156	$189,039
Regal Real Estate Investment Trust (Hong Kong)	53,000	14,067
Regency Centers Corp.(a)	10,415	718,114
Reit 1 Ltd. (Israel)	39,729	109,521
Resilient REIT Ltd. (South Africa)	7,922	66,007
Retail Opportunity Investments Corp.	10,967	231,733
Retail Properties of America, Inc. (Class A Stock)	5,295	81,172
Rexford Industrial Realty, Inc.	11,384	263,995
RioCan Real Estate Investment Trust (Canada)	18,600	368,911
RLJ Lodging Trust	14,853	363,750
SA Corporate Real Estate Ltd. (South Africa)	239,758	98,142
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (Singapore)	86,000	22,539
Sabra Health Care REIT, Inc.	3,092	75,507
Safestore Holdings PLC (United Kingdom)	39,962	171,997
Saul Centers, Inc.	744	49,558
Scentre Group (Australia)	591,320	1,979,438
Segro PLC (United Kingdom)	81,029	458,304
Sekisui House SI Residential Investment Corp. (Japan)	311	346,388
Select Income REIT	4,891	123,253
Senior Housing Properties Trust	27,944	528,980
Seritage Growth Properties(a)	3,041	129,881
Shaftesbury PLC (United Kingdom)	27,295	305,589
Shin Kong No.1 REIT (Taiwan)	166,000	72,591
Silver Bay Realty Trust Corp.	3,587	61,481
Simon Property Group, Inc.	31,273	5,556,274
SL Green Realty Corp.	10,681	1,148,742
Smart Real Estate Investment Trust (Canada)	9,000	216,445
Starhill Global REIT (Singapore)	132,500	67,545
Stockland (Australia)	45,731	151,081
Sun Communities, Inc.	6,266	480,038
Sunstone Hotel Investors, Inc.	21,482	327,601
Suntec Real Estate Investment Trust (Singapore)	417,200	474,762
Sunway Real Estate Investment Trust (Malaysia)	74,500	28,601
Tanger Factory Outlet Centers, Inc.	11,394	407,677
Taubman Centers, Inc.	6,108	451,564
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (Thailand), UTS	76,700	36,372
TICON Property Fund (Thailand), UTS	103,600	28,925
Tier REIT, Inc.	4,352	75,681
Tokyu REIT, Inc. (Japan)	197	249,579
Torunlar Gayrimenkul Yatirim Ortakligi A/S (Turkey)	5,961	7,011
Tritax Big Box REIT PLC (United Kingdom)	17,999	30,951
UDR, Inc.(a)	27,877	1,016,953
Unibail-Rodamco SE (France)	10,904	2,598,484
United Urban Investment Corp. (Japan)	327	498,826
Urban Edge Properties	12,051	331,523
Vastned Retail NV (Netherlands)	4,031	156,434
Ventas, Inc.	37,175	2,324,181
VEREIT, Inc.	16,376	138,541

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Vicinity Centres (Australia)	65,744	$141,778
Vornado Realty Trust	17,646	1,841,713
Vukile Property Fund Ltd. (South Africa)	28,010	38,143
Warehouses De Pauw CVA (Belgium)	912	81,416
Washington Prime Group, Inc.	23,563	245,291
Washington Real Estate Investment Trust	10,312	337,099
Weingarten Realty Investors	12,061	431,663
Welltower, Inc.	38,913	2,604,447
Wereldhave NV (Netherlands)	5,604	252,068
Westfield Corp. (Australia)	207,978	1,406,233
Workspace Group PLC (United Kingdom)	10,946	106,353
WP Carey, Inc.	1,580	93,362
Xenia Hotels & Resorts, Inc.	14,945	290,232
Yuexiu Real Estate Investment Trust (Hong Kong)	391,000	205,992

		106,522,362

Food & Staples Retailing — 0.6%
7-Eleven Malaysia Holdings Bhd (Malaysia) (Class B Stock)	42,500	13,420
Aeon Co. Ltd. (Japan)	16,200	228,964
Ain Holdings, Inc. (Japan)	700	46,266
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	4,800	217,647
Andersons, Inc. (The)	1,198	53,551
Arcs Co. Ltd. (Japan)	1,900	42,659
Axfood AB (Sweden)	3,271	51,365
Bid Corp. Ltd. (South Africa)	6,804	120,594
Big C Supercenter PCL (Thailand)	600	3,519
BIM Birlesik Magazalar A/S (Turkey)	2,131	29,572
Carrefour SA (France)	10,127	243,818
Casey’s General Stores, Inc.	655	77,866
Cawachi Ltd. (Japan)	9,600	239,198
Cencosud SA (Chile)	77,954	218,792
Clicks Group Ltd. (South Africa)	2,615	21,947
cocokara fine, Inc. (Japan)	1,500	55,020
Colruyt SA (Belgium)	766	37,860
Cosco Capital, Inc. (Philippines)	272,200	46,518
Cosmos Pharmaceutical Corp. (Japan)	100	18,410
Costco Wholesale Corp.	3,428	548,857
CP ALL PCL (Thailand)	96,400	168,247
CVS Health Corp.	19,710	1,555,316
Distribuidora Internacional de Alimentacion SA (Spain)	7,721	37,868
DIXY Group PJSC (Russia)*	8,140	37,196
E-MART, Inc. (South Korea)*	969	146,733
Emperia Holding SA (Poland)*	440	6,839
Empire Co. Ltd. (Canada) (Class A Stock)	7,800	91,324
Eurocash SA (Poland)	3,643	34,231
FamilyMart UNY Holdings Co. Ltd. (Japan)	1,146	76,255
George Weston Ltd. (Canada)	1,500	126,902
Greggs PLC (United Kingdom)	1,369	16,324
Grupo Comercial Chedraui SA de CV (Mexico)	7,500	13,383
Heiwado Co. Ltd. (Japan)	5,700	134,367
ICA Gruppen AB (Sweden)	2,438	74,208
InRetail Peru Corp. (Peru), 144A*(g)	2,458	47,636
J Sainsbury PLC (United Kingdom)	73,557	226,075
Jeronimo Martins SGPS SA (Portugal)	2,459	38,138

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Kato Sangyo Co. Ltd. (Japan)	2,900	$67,791
Kesko OYJ (Finland) (Class B Stock)	1,494	74,559
Koninklijke Ahold Delhaize NV (Netherlands)	11,744	247,365
Kroger Co. (The)	15,768	544,154
La Comer SAB de CV (Mexico)*	53,600	40,414
Lawson, Inc. (Japan)	400	28,077
Lenta Ltd. (Russia), GDR, RegS*	15,425	126,485
Loblaw Cos. Ltd. (Canada)	2,695	142,192
Magnit PJSC (Russia), GDR, RegS	12,765	562,975
Matahari Putra Prima Tbk PT (Indonesia)	46,200	5,063
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	9,900	487,041
Metcash Ltd. (Australia)*	80,558	132,484
Metro, Inc. (Canada)	4,500	134,599
Ministop Co. Ltd. (Japan)	5,500	96,019
Mitsubishi Shokuhin Co. Ltd. (Japan)	1,400	41,545
Organizacion Soriana SAB de CV (Mexico) (Class B Stock)*	11,300	24,519
Pick’n Pay Stores Ltd. (South Africa)	7,363	34,150
President Chain Store Corp. (Taiwan)	15,000	107,224
Puregold Price Club, Inc. (Philippines)	47,800	37,463
Qol Co. Ltd. (Japan)	2,300	27,473
Raia Drogasil SA (Brazil)	2,000	37,601
Rite Aid Corp.*	10,350	85,284
Robinsons Retail Holdings, Inc. (Philippines)	28,020	41,833
Seven & i Holdings Co. Ltd. (Japan)	13,700	521,000
Shanghai Bailian Group Co. Ltd. (China) (Class B Stock)	12,900	18,254
Shoprite Holdings Ltd. (South Africa)	9,287	116,071
Shufersal Ltd. (Israel)	93,149	347,477
Sligro Food Group NV (Netherlands)	2,702	94,028
SPAR Group Ltd. (The) (South Africa)	3,488	50,547
Sprouts Farmers Market, Inc.*	2,321	43,913
Sugi Holdings Co. Ltd. (Japan)	900	42,698
Sun Art Retail Group Ltd. (Hong Kong)	177,500	155,528
Sundrug Co. Ltd. (Japan)	500	34,571
Sysco Corp.	4,616	255,588
Taiwan TEA Corp. (Taiwan)	150,000	65,116
Tesco PLC (United Kingdom)*	164,080	418,373
Tsuruha Holdings, Inc. (Japan)	500	47,321
United Natural Foods, Inc.*	1,404	66,999
Valor Holdings Co. Ltd. (Japan)	3,300	85,875
Walgreens Boots Alliance, Inc.	12,260	1,014,638
Wal-Mart de Mexico SAB de CV (Mexico)	116,500	208,501
Wal-Mart Stores, Inc.	25,323	1,750,326
Wesfarmers Ltd. (Australia)	15,348	465,842
Whole Foods Market, Inc	4,705	144,726
WM Morrison Supermarkets PLC (United Kingdom)	76,929	218,501
Woolworths Ltd. (Australia)	13,239	229,798
X5 Retail Group NV (Russia), GDR, RegS*	5,974	193,856
Yokohama Reito Co. Ltd. (Japan)	6,600	57,816

		14,920,558

Food Products — 0.7%
AAK AB (Sweden)	1,305	85,815
AGV Products Corp. (Taiwan)*	65,185	14,982
Ajinomoto Co., Inc. (Japan)	9,500	191,164
Alicorp SAA (Peru)	33,200	72,217
Archer-Daniels-Midland Co.	12,797	584,183

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Asian Citrus Holdings Ltd. (Hong Kong)*^	287,000	$18,909
Associated British Foods PLC (United Kingdom)	4,790	161,625
Astral Foods Ltd. (South Africa)	1,076	10,091
Austevoll Seafood ASA (Norway)	10,973	106,330
AVI Ltd. (South Africa)	3,199	21,224
B&G Foods, Inc.	1,121	49,100
Bangkok Ranch PCL (Thailand)	52,200	9,329
Barry Callebaut AG (Switzerland)*	37	45,204
Biostime International Holdings Ltd. (China)	12,000	36,915
BrasilAgro – Co. Brasileira de Propriedades Agricolas (Brazil)	1,300	4,414
BRF SA (Brazil)	12,600	186,791
Bumitama Agri Ltd. (Indonesia)	57,500	33,080
Bunge Ltd.	3,891	281,086
Calbee, Inc. (Japan)	1,800	56,306
Cal-Maine Foods, Inc.	845	37,328
Campbell Soup Co.	1,659	100,320
Century Pacific Food, Inc. (Philippines)	17,850	5,806
Charoen Pokphand Enterprise (Taiwan)	15,480	21,532
Cherkizovo Group PJSC (Russia), GDR, RegS	2,668	22,945
China Finance Investment Holdings Ltd. (Hong Kong)*	380,000	9,844
China Fishery Group Ltd. (Hong Kong)*^	89,500	—
China Greenfresh Group Co. Ltd. (China)	28,000	13,557
China Huishan Dairy Holdings Co. Ltd. (China)(a)	209,000	81,059
China Mengniu Dairy Co. Ltd. (China)	206,000	394,995
China Modern Dairy Holdings Ltd. (China)*	610,000	149,857
China Shengmu Organic Milk Ltd. (China), 144A*	401,000	110,955
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (CHI-X)	2	121,510
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (SGMX)	12	62,093
CJ CheilJedang Corp. (South Korea)*	275	81,361
Clover Industries Ltd. (South Africa)	6,478	8,912
Conagra Brands, Inc.	4,026	159,228
Costa Group Holdings Ltd. (Australia)	59,698	147,863
CP Pokphand Co. Ltd. (Hong Kong)	510,000	63,011
Cranswick PLC (United Kingdom)	4,582	132,190
Daesang Corp. (South Korea)*	2,729	59,600
Dairy Crest Group PLC (United Kingdom)	10,638	81,156
Dali Foods Group Co. Ltd. (China), 144A	118,000	62,266
Danone SA (France)	7,572	479,147
Dean Foods Co.	1,536	33,454
Devro PLC (United Kingdom)	9,795	22,927
Dutch Lady Milk Industries Bhd (Malaysia)	300	3,711
Dydo Drinco, Inc. (Japan)	1,400	72,765
Eagle High Plantations Tbk PT (Indonesia)*	650,800	13,192
Ebro Foods SA (Spain)	15,087	315,745
Flowers Foods, Inc.(a)	3,612	72,132
Fresh Del Monte Produce, Inc.	1,392	84,397
Fuji Oil Holdings, Inc. (Japan)	2,800	54,921
General Mills, Inc.	4,256	262,893
Genting Plantations Bhd (Malaysia)	16,800	40,349
GFPT PCL (Thailand)	62,800	25,779
GrainCorp Ltd. (Australia) (Class A Stock)	8,048	55,457

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Great Wall Enterprise Co. Ltd. (Taiwan)	82,900	$74,654
Greencore Group PLC (Ireland)	10,475	31,768
Gruma SAB de CV (Mexico) (Class B Stock)	5,655	71,855
Grupo Bimbo SAB de CV (Mexico) (Class A Stock)	27,600	62,417
Grupo Herdez SAB de CV (Mexico)	8,900	16,109
Grupo Industrial Maseca SAB de CV (Mexico) (Class B Stock)	1,600	1,852
Grupo Lala SAB de CV (Mexico)	13,900	20,217
Grupo Nutresa SA (Colombia)	10,302	85,450
Hain Celestial Group, Inc. (The)*	1,673	65,297
Hershey Co. (The)	652	67,436
Hokuto Corp. (Japan)	2,800	50,492
Hormel Foods Corp.	3,121	108,642
House Foods Group, Inc. (Japan)	2,200	45,518
Ichitan Group PCL (Thailand)	45,700	13,017
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	42,600	27,039
Indofood Sukses Makmur Tbk PT (Indonesia)	174,700	102,319
Industrias Bachoco SAB de CV (Mexico) (Class B Stock)	9,600	39,271
Ingredion, Inc.	954	119,212
IOI Corp. Bhd (Malaysia)	84,400	82,556
J.M. Smucker Co. (The)	1,779	227,819
Japfa Ltd. (Singapore)	42,600	26,568
JBS SA (Brazil)	43,800	153,415
Kagome Co. Ltd. (Japan)	2,000	49,951
Kellogg Co.	1,988	146,535
Kerry Group PLC (Ireland) (Class A Stock)	4,221	301,536
Kewpie Corp. (Japan)	1,300	31,530
Key Coffee, Inc. (Japan)	8,800	163,807
Khon Kaen Sugar Industry PCL (Thailand)	245,612	38,751
Kikkoman Corp. (Japan)	2,000	63,813
Kraft Heinz Co. (The)	9,325	814,259
Kuala Lumpur Kepong Bhd (Malaysia)	21,400	114,305
Lamb Weston Holdings, Inc.*	1,460	55,261
Leroy Seafood Group ASA (Norway)	929	51,721
Leyou Technologies Holdings Ltd. (China)*	175,000	36,027
Lien Hwa Industrial Corp. (Taiwan)	155,579	106,199
Lotte Confectionery Co. Ltd. (South Korea)*	470	69,433
M Dias Branco SA (Brazil)	800	28,269
Malee Group PCL (Thailand)	3,000	9,634
Marfrig Global Foods SA (Brazil)*	6,400	12,998
Marine Harvest ASA (Norway)*	5,687	102,824
Marudai Food Co. Ltd. (Japan)	8,000	33,715
McCormick & Co., Inc.	1,117	104,250
Megmilk Snow Brand Co. Ltd. (Japan)	2,500	68,720
MEIJI Holdings Co. Ltd. (Japan)	1,900	148,634
Mondelez International, Inc. (Class A Stock)	21,837	968,034
Namchow Chemical Industrial Co. Ltd. (Taiwan)	7,000	13,256
Nestle Malaysia Bhd (Malaysia)	600	10,456
Nestle SA (Switzerland)	38,131	2,731,613
NH Foods Ltd. (Japan)	6,000	161,859
Nichirei Corp. (Japan)	15,700	324,616
Nippon Flour Mills Co. Ltd. (Japan)	500	6,939
Nisshin Oillio Group Ltd. (The) (Japan)	12,000	55,115

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Nisshin Seifun Group, Inc. (Japan)	10,620	$159,129
Nissin Foods Holdings Co. Ltd. (Japan)	1,100	57,699
NongShim Co. Ltd. (South Korea)*	263	72,387
Oceana Group Ltd. (South Africa)	1,040	9,084
O’Key Group SA (Russia), GDR, RegS	5,600	14,560
Orion Corp. (South Korea)*	120	65,041
Orkla ASA (Norway)	10,326	93,437
Parmalat SpA (Italy)	22,262	69,409
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Indonesia)	164,700	21,202
Pinnacle Foods, Inc.	2,004	107,114
Pioneer Foods Group Ltd. (South Africa)	3,053	34,218
Post Holdings, Inc.*	1,049	84,329
PPB Group Bhd (Malaysia)	54,900	193,986
PureCircle Ltd. (Malaysia)*	4,299	13,224
QL Resources Bhd (Malaysia)	24,900	24,176
RCL Foods Ltd. (South Africa)	15,159	14,040
Rock Field Co. Ltd. (Japan)	5,200	70,329
Ros Agro PLC (Russia), GDR, RegS	3,731	49,622
Salim Ivomas Pratama Tbk PT (Indonesia)	1,015,800	37,158
Salmar ASA (Norway)	13,109	391,447
Sanderson Farms, Inc.	368	34,680
Sao Martinho SA (Brazil)	4,800	28,758
Saputo, Inc. (Canada)	2,700	95,540
Sawit Sumbermas Sarana Tbk PT (Indonesia)	8,400	872
Select Harvests Ltd. (Australia)	7,338	35,051
Shandong Zhonglu Oceanic Fisheries Co. Ltd. (China)*	15,700	12,155
Shanghai Greencourt Investment Group Co. Ltd. (China)*	5,700	3,785
Shenguan Holdings Group Ltd. (China)	270,000	20,446
Showa Sangyo Co. Ltd. (Japan)	5,000	25,650
SLC Agricola SA (Brazil)	3,300	14,671
Snyder’s-Lance, Inc.(a)	1,410	54,059
Standard Foods Corp. (Taiwan)	12,087	28,636
Suedzucker AG (Germany)	3,112	74,180
Taisun Enterprise Co. Ltd. (Taiwan)*	31,000	14,303
Taiyen Biotech Co. Ltd. (Taiwan)	17,000	15,422
Tate & Lyle PLC (United Kingdom)	10,683	92,971
Tehmag Foods Corp. (Taiwan)	3,000	18,698
Tenwow International Holdings Ltd. (China)	119,000	36,922
Thai Union Group PCL (Thailand) (Class F Stock)	166,900	97,874
Thai Vegetable Oil PCL (Thailand)	29,800	33,702
Tiga Pilar Sejahtera Food Tbk (Indonesia)*	83,300	11,993
Tiger Brands Ltd. (South Africa)	4,266	123,324
Tingyi Cayman Islands Holding Corp. (China)	144,000	174,575
Tongaat Hulett Ltd. (South Africa)	8,060	76,609
Toyo Suisan Kaisha Ltd. (Japan)	1,400	50,651
TreeHouse Foods, Inc.*(a)	1,117	80,636
Ttet Union Corp. (Taiwan)	3,000	7,819
Tyson Foods, Inc. (Class A Stock)	7,030	433,610
Ulker Biskuvi Sanayi A/S (Turkey)	3,534	16,176
Uni-President China Holdings Ltd. (China)	127,000	89,369
Uni-President Enterprises Corp. (Taiwan)	263,708	434,819
United Plantations Bhd (Malaysia)	4,600	27,846
Universal Robina Corp. (Philippines)	27,460	90,198

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Vilmorin & Cie SA (France)	656	$41,305
Viscofan SA (Spain)	1,489	73,321
Want Want China Holdings Ltd. (China)	356,000	227,359
Warabeya Nichiyo Holdings Co. Ltd. (Japan)	6,700	141,293
Wei Chuan Foods Corp. (Taiwan)	27,000	14,638
WH Group Ltd. (Hong Kong), 144A	690,500	556,610
Wilmar International Ltd. (Singapore)	123,400	304,855
Yakult Honsha Co. Ltd. (Japan)	1,800	83,280
Yamazaki Baking Co. Ltd. (Japan)	3,100	59,766
Yashili International Holdings Ltd. (China)	81,000	15,506

		19,205,529

Gas Utilities — 0.1%
APA Group (Australia)	17,573	108,484
Ascopiave SpA (Italy)	63,388	181,635
Atmos Energy Corp.	441	32,700
China Gas Holdings Ltd. (Hong Kong)	106,000	143,546
China Oil & Gas Group Ltd. (Hong Kong)*	418,000	32,753
China Resources Gas Group Ltd. (China)	38,000	106,458
China Tian Lun Gas Holdings Ltd. (China)	19,500	17,984
E1 Corp. (South Korea)*	1,146	59,448
Empresa de Energia de Bogota SA (Colombia)	68,046	41,027
Enagas SA (Spain)	2,692	68,224
Gas Malaysia Bhd (Malaysia)	15,300	8,424
Gas Natural SDG SA (Spain)	6,567	123,547
Hong Kong & China Gas Co. Ltd. (Hong Kong)	82,801	146,243
Infraestructura Energetica Nova SAB de CV (Mexico)(g)	8,500	37,027
Italgas SpA (Italy)*	5,334	20,988
Korea Gas Corp. (South Korea)*	1,923	77,175
National Fuel Gas Co.	637	36,080
New Jersey Resources Corp.	1,663	59,037
Northwest Natural Gas Co.	1,611	96,338
ONE Gas, Inc.	1,092	69,844
Osaka Gas Co. Ltd. (Japan)	45,000	172,668
Petronas Gas Bhd (Malaysia)	12,200	57,814
Rubis SCA (France)	1,271	104,682
Samchully Co. Ltd. (South Korea)*	728	61,136
Shizuoka Gas Co. Ltd. (Japan)	7,900	55,670
Southwest Gas Corp.	518	39,689
Spire, Inc.	783	50,543
Toho Gas Co. Ltd. (Japan)	8,000	64,975
Tokyo Gas Co. Ltd. (Japan)	46,000	207,650
UGI Corp.	167	7,695

		2,289,484

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	12,342	474,056
ABIOMED, Inc.*	200	22,535
Ansell Ltd. (Australia)	3,860	68,681
Apex Biotechnology Corp. (Taiwan)	1,000	1,279
Baxter International, Inc.	3,745	166,053
Becton, Dickinson and Co.	1,715	283,918
Bioteque Corp. (Taiwan)	2,000	7,385
Boston Scientific Corp.*	10,303	222,854
C.R. Bard, Inc.	680	152,769

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
Cochlear Ltd. (Australia)	428	$37,776
Coloplast A/S (Denmark) (Class B Stock)	980	66,011
Cooper Cos., Inc. (The)	433	75,745
Danaher Corp.	4,859	378,225
DENTSPLY SIRONA, Inc.	1,194	68,930
DiaSorin SpA (Italy)	1,180	69,783
Edwards Lifesciences Corp.*	1,217	114,033
Elekta AB (Sweden) (Class B Stock)	5,873	51,850
Essilor International SA (France)	1,873	211,328
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	6,441	38,096
Fukuda Denshi Co. Ltd. (Japan)	600	33,049
Getinge AB (Sweden) (Class B Stock)	4,775	76,510
Ginko International Co. Ltd. (Taiwan)	3,000	31,030
GN Store Nord A/S (Denmark)	3,269	67,604
Haemonetics Corp.*	1,051	42,250
Hartalega Holdings Bhd (Malaysia)	28,200	30,316
Hill-Rom Holdings, Inc.	1,353	75,957
Hogy Medical Co. Ltd. (Japan)	900	55,426
Hologic, Inc.*	2,076	83,289
Hoya Corp. (Japan)	4,400	184,489
Integra LifeSciences Holdings Corp.*	383	32,858
Intuitive Surgical, Inc.*	219	138,883
Kossan Rubber Industries (Malaysia)	15,100	22,159
LivaNova PLC*	1,162	52,255
Masimo Corp.*	642	43,271
Medtronic PLC	14,885	1,060,259
Microlife Corp. (Taiwan)	7,000	16,136
Microport Scientific Corp. (China)	26,000	19,523
Nihon Kohden Corp. (Japan)	2,300	50,798
Nipro Corp. (Japan)	6,300	68,744
Olympus Corp. (Japan)	4,100	141,265
Pacific Hospital Supply Co. Ltd. (Taiwan)	1,000	2,611
Paramount Bed Holdings Co. Ltd. (Japan)	10,300	411,471
Pihsiang Machinery Manufacturing Co. Ltd. (Taiwan)*	6,000	11,668
PW Medtech Group Ltd. (China)*	83,000	21,522
ResMed, Inc.	1,022	63,415
SeaSpine Holdings Corp.*	239	1,888
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	392,000	261,072
Smith & Nephew PLC (United Kingdom)	14,073	211,226
Sonova Holding AG (Switzerland)	386	46,702
St. Jude Medical, Inc.	1,819	145,866
St. Shine Optical Co. Ltd. (Taiwan)	2,000	38,179
STERIS PLC	849	57,214
Stryker Corp.	2,504	300,004
Supermax Corp. Bhd (Malaysia)	52,200	24,554
Sysmex Corp. (Japan)	900	52,002
TaiDoc Technology Corp. (Taiwan)	2,099	7,043
Teleflex, Inc.	639	102,975
Terumo Corp. (Japan)	4,200	154,834
Top Glove Corp. Bhd (Malaysia)	39,500	47,083
Varian Medical Systems, Inc.*	641	57,549
West Pharmaceutical Services, Inc.	573	48,608
William Demant Holding A/S (Denmark)*	3,745	65,049
Zimmer Biomet Holdings, Inc.	2,492	257,174

		7,227,087

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 0.4%
Aetna, Inc.	3,951	$489,964
Air Methods Corp.*	1,163	37,042
Alfresa Holdings Corp. (Japan)	9,700	160,215
AmerisourceBergen Corp.	652	50,980
Anthem, Inc.	4,713	677,588
Bangkok Chain Hospital PCL (Thailand)	48,000	19,838
Bangkok Dusit Medical Services PCL (Thailand) (Class F Stock)	122,200	78,827
Banmedica SA (Chile)	11,594	22,368
BML, Inc. (Japan)	2,100	49,995
Bumrungrad Hospital PCL (Thailand)	12,600	63,685
Cardinal Health, Inc.	3,456	248,728
Centene Corp.*	1,960	110,760
CHC Healthcare Group (Taiwan)	11,000	14,920
Chemed Corp.	335	53,737
China National Accord Medicines Corp. Ltd. (China)	11,800	70,685
China NT Pharma Group Co. Ltd. (Hong Kong)	40,500	7,700
Chularat Hospital PCL (Thailand) (Class F Stock)	237,900	19,000
Cigna Corp.	3,158	421,246
DaVita, Inc.*	1,489	95,594
Envision Healthcare Corp.*(a)	2,422	153,288
Excelsior Medical Co. Ltd. (Taiwan)	15,000	20,987
Express Scripts Holding Co.*	9,279	638,302
Fleury SA (Brazil)	1,000	10,953
Fresenius Medical Care AG & Co. KGaA (Germany)	3,053	258,043
Fresenius SE & Co. KGaA (Germany)	4,672	364,468
Golden Meditech Holdings Ltd. (Hong Kong)*	360,686	48,722
Harmonicare Medical Holdings Ltd. (China), 144A	20,000	13,207
HealthSouth Corp.	1,002	41,322
Henry Schein, Inc.*	465	70,545
Huayi Tencent Entertainment Co. Ltd. (Hong Kong)*	150,000	9,059
Humana, Inc.	1,582	322,775
IHH Healthcare Bhd (Malaysia)	108,300	153,228
iKang Healthcare Group, Inc. (China), ADR*	500	8,665
KPJ Healthcare Bhd (Malaysia)	17,250	16,057
Laboratory Corp. of America Holdings*	874	112,204
Ladprao General Hospital Pcl (Thailand)	15,500	4,177
Life Healthcare Group Holdings Ltd. (South Africa)	11,400	26,994
LifePoint Health, Inc.*	1,657	94,118
Magellan Health, Inc.*	1,044	78,561
McKesson Corp.	2,901	407,445
Mediclinic International PLC (South Africa)	8,748	82,706
Medipal Holdings Corp. (Japan)	9,100	143,344
MEDNAX, Inc.*(a)	882	58,794
Miraca Holdings, Inc. (Japan)	1,600	71,562
Mitra Keluarga Karyasehat Tbk PT (Indonesia)	40,400	7,691
Molina Healthcare, Inc.*	700	37,981
Netcare Ltd. (South Africa)	31,696	73,663
NichiiGakkan Co. Ltd. (Japan)	3,800	27,347
Odontoprev SA (Brazil)	2,200	8,517

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Orpea (France)	1,476	$119,165
Owens & Minor, Inc.	446	15,739
Patterson Cos., Inc.	773	31,716
Pharmaniaga Bhd (Malaysia)	2,500	2,956
Primary Health Care Ltd. (Australia)	28,370	83,337
Qualicorp SA (Brazil)	4,000	23,658
Quest Diagnostics, Inc.	1,030	94,657
Ramsay Health Care Ltd. (Australia)	960	47,200
Rhoen-Klinikum AG (Germany)	1,649	44,512
Ryman Healthcare Ltd. (New Zealand)	15,305	86,177
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	47,200	107,725
Ship Healthcare Holdings, Inc. (Japan)	1,900	48,706
Sienna Senior Living, Inc. (Canada)	5,800	70,413
Sigma Pharmaceuticals Ltd. (Australia)	38,585	35,878
Siloam International Hospitals Tbk PT (Indonesia)*	7,900	6,387
Sinopharm Group Co. Ltd. (China) (Class H Stock)	144,400	591,801
Sonic Healthcare Ltd. (Australia)	5,187	79,828
Suzuken Co. Ltd. (Japan)	4,250	138,816
Team Health Holdings, Inc.*	1,328	57,702
Thai Nakarin Hospital PCL (Thailand)	13,400	14,500
TMC Life Sciences Bhd (Malaysia)	22,200	4,726
Toho Holdings Co. Ltd. (Japan)	2,900	57,797
UnitedHealth Group, Inc.	9,060	1,449,962
Universal Health International Group Holding Ltd. (China)*	352,000	16,086
Universal Health Services, Inc. (Class B Stock)	1,024	108,933
Universal Medical Financial & Technical Advisory Services Co. Ltd. (Hong Kong), 144A	92,000	75,753
VCA, Inc.*	744	51,076
Vibhavadi Medical Center PCL (Thailand)	245,700	20,034
WellCare Health Plans, Inc.*	511	70,048

		9,612,885

Health Care Technology
AGFA-Gevaert NV (Belgium)*	48,805	188,354
Allscripts Healthcare Solutions, Inc.*	3,375	34,459
Cerner Corp.*	1,593	75,460
HMS Holdings Corp.*	1,936	35,158
Quality Systems, Inc.	803	10,559

		343,990

Hotels, Restaurants & Leisure — 0.3%
Accordia Golf Co. Ltd. (Japan)	3,900	40,041
Ajisen China Holdings Ltd. (Hong Kong)	74,000	30,077
Alsea SAB de CV (Mexico)	6,900	19,712
AmRest Holdings SE (Poland)*	541	38,248
Aramark	2,871	102,552
Aristocrat Leisure Ltd. (Australia)	4,957	55,303
Autogrill SpA (Italy)	27,907	251,820
Berjaya Sports Toto Bhd (Malaysia)	29,177	19,246
BJ’s Restaurants, Inc.*	851	33,444
Bloomin’ Brands, Inc.	2,568	46,301
Bob Evans Farms, Inc.	540	28,733
Carnival Corp.	10,764	560,374

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Carnival PLC, ADR(a)	9,448	$483,643
Central Plaza Hotel PCL (Thailand)	19,900	22,089
Cheesecake Factory, Inc. (The)	544	32,575
China Lodging Group Ltd. (China), ADR*	1,100	57,023
Chipotle Mexican Grill, Inc.*(a)	227	85,652
Compass Group PLC (United Kingdom)	18,699	345,589
Cracker Barrel Old Country Store, Inc.(a)	362	60,447
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	1,500	10,923
Darden Restaurants, Inc.(a)	1,421	103,335
Doutor Nichires Holdings Co. Ltd. (Japan)	2,500	45,914
DXB Entertainments PJSC (United Arab Emirates)*	587,451	208,164
Emperor Entertainment Hotel Ltd. (Hong Kong)	55,000	12,930
Erawan Group PCL (The) (Thailand)	97,900	12,302
Gourmet Master Co. Ltd. (Taiwan)	3,150	23,925
Greene King PLC (United Kingdom)	12,610	108,356
Haichang Ocean Park Holdings Ltd. (China), 144A*	98,000	23,065
HIS Co. Ltd. (Japan)	1,600	41,952
Holiday Entertainment Co. Ltd. (Taiwan)	2,000	3,178
Hoteles City Express SAB de CV (Mexico)*	24,000	19,798
Huangshan Tourism Development Co. Ltd. (China) (Class B Stock)	4,900	6,591
ILG, Inc.	1,961	35,631
Imperial Pacific International Holdings Ltd. (Hong Kong)*	980,000	13,359
International Game Technology PLC	3,475	88,681
International Meal Co. Alimentacao SA (Brazil)*	6,100	9,315
Jack in the Box, Inc.	166	18,532
Jollibee Foods Corp. (Philippines)	8,830	34,398
Kangwon Land, Inc. (South Korea)*	2,480	73,385
Kappa Create Co. Ltd. (Japan)	6,200	69,264
Kura Corp. (Japan)	1,200	50,389
Magnum Bhd (Malaysia)	71,900	34,784
Marriott Vacations Worldwide Corp.(a)	846	71,783
Matsuya Foods Co. Ltd. (Japan)	6,300	203,177
McDonald’s Corp.	6,088	741,031
Melia Hotels International SA (Spain)	5,162	60,094
Minor International PCL (Thailand)	68,950	70,065
MK Restaurants Group PCL (Thailand)	14,900	24,341
Oriental Land Co. Ltd. (Japan)	1,400	79,018
OUE Ltd. (Singapore)	83,800	101,481
Panera Bread Co. (Class A Stock)*	198	40,608
Papa John’s International, Inc.	299	25,588
Plenus Co. Ltd. (Japan)	10,500	204,729
Rank Group PLC (United Kingdom)	21,437	51,606
Resorttrust, Inc. (Japan)	2,900	53,415
Round One Corp. (Japan)	11,500	79,595
Saizeriya Co. Ltd. (Japan)	1,700	38,171
Scandic Hotels Group AB (Sweden), 144A*	6,398	53,687
Shanghai Jinjiang International Hotels Development Co. Ltd. (China) (Class B Stock)	7,100	15,116
Shanghai Jinjiang International Travel Co. Ltd. (China) (Class B Stock)	4,000	14,600
Shangri-La Asia Ltd. (Hong Kong)	150,000	157,958

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Six Flags Entertainment Corp.	380	$22,785
Sodexo SA (France)	1,505	172,795
Star Entertainment Group Ltd. (The) (Australia)	22,358	83,209
Starbucks Corp.	8,940	496,349
Sun International Ltd. (South Africa)	4,401	27,795
Tatts Group Ltd. (Australia)	29,023	93,523
Texas Roadhouse, Inc.	1,115	53,788
Tokyo Dome Corp. (Japan)	4,500	44,280
Travellers International Hotel Group, Inc. (Philippines)	58,000	3,833
Tsogo Sun Holdings Ltd. (South Africa)	25,213	50,575
Tuniu Corp. (China), ADR*	900	7,875
WATAMI Co. Ltd. (Japan)	5,300	50,038
Wendy’s Co. (The)(a)	3,836	51,863
William Hill PLC (United Kingdom)	20,787	74,246
Wowprime Corp. (Taiwan)	2,030	8,271
Wyndham Worldwide Corp.	1,456	111,195
Xiabuxiabu Catering Management China Holdings Co. Ltd. (China), 144A	30,000	20,746
Yum China Holdings, Inc.*	3,800	99,256
Yum! Brands, Inc.	984	62,317
Zeal Network SE (Germany)	5,756	223,354
Zensho Holdings Co. Ltd. (Japan)	2,400	39,477

		7,244,673

Household Durables — 0.2%
Ability Enterprise Co. Ltd. (Taiwan)	64,994	33,842
Amica SA (Poland)	153	6,815
AmTRAN Technology Co. Ltd. (Taiwan)	93,000	63,569
Arcelik A/S (Turkey)	11,140	66,908
Basso Industry Corp. (Taiwan)	3,600	10,389
Bonava AB (Sweden)*	7,078	109,649
Casio Computer Co. Ltd. (Japan)	7,200	101,471
Consorcio ARA SAB de CV (Mexico)	65,300	20,349
Corpovael SA de CV (Mexico)	7,000	4,721
Coway Co. Ltd. (South Korea)*	827	60,449
Crest Nicholson Holdings PLC (United Kingdom)	19,576	108,995
Cyrela Brazil Realty SA Empreendimentos e Participacoes (Brazil)	13,900	43,861
De’ Longhi SpA (Italy)	2,369	56,233
Direcional Engenharia SA (Brazil)	6,900	9,667
Dorel Industries, Inc. (Canada) (Class B Stock)	1,700	49,127
Electrolux AB (Sweden) (Class B Stock)	3,256	80,622
Even Construtora e Incorporadora SA (Brazil)	15,700	17,848
Ez Tec Empreendimentos e Participacoes SA (Brazil)	4,202	20,205
Fabryki Mebli Forte SA (Poland)	403	7,317
Forbo Holding AG (Switzerland)*	96	123,656
Funai Electric Co. Ltd. (Japan)	8,900	69,958
Gafisa SA (Brazil)	24,100	13,773
Garmin Ltd.	1,451	70,359
GUD Holdings Ltd. (Australia)	8,772	66,153
Helen of Troy Ltd.*	832	70,262
Hisense Kelon Electrical Holdings Co. Ltd. (China) (Class H Stock)	21,000	17,067

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
Husqvarna AB (Sweden) (Class B Stock)	9,901	$76,823
JVC Kenwood Corp. (Japan)	11,700	31,869
Kasen International Holdings Ltd. (China)	186,000	32,351
Kinpo Electronics (Taiwan)	178,000	65,625
Konka Group Co. Ltd. (China) (Class B Stock)	46,200	16,898
Leggett & Platt, Inc.	1,229	60,074
LG Electronics, Inc. (South Korea)*	4,586	195,787
Metall Zug AG (Switzerland) (Class B Stock)	39	123,986
Misawa Homes Co. Ltd. (Japan)	5,800	51,685
MRV Engenharia e Participacoes SA (Brazil)	12,600	42,352
Nikon Corp. (Japan)	10,300	159,964
Nobia AB (Sweden)	1,009	9,382
NVR, Inc.*	74	123,506
PanaHome Corp. (Japan)	7,000	56,570
Panasonic Corp. (Japan)	45,100	457,411
PIK Group PJSC (Russia)*	6,300	29,792
Rinnai Corp. (Japan)	800	64,371
Sampo Corp. (Taiwan)	67,000	38,029
Sangetsu Corp. (Japan)	8,000	138,445
SEB SA (France)	569	77,102
Sekisui Chemical Co. Ltd. (Japan)	8,000	127,348
Sekisui House Ltd. (Japan)	17,500	290,750
Socovesa SA (Chile)	91,237	25,881
Steinhoff International Holdings NV (South Africa)	138,929	720,118
Sumitomo Forestry Co. Ltd. (Japan)	7,500	99,055
Taiwan Sakura Corp. (Taiwan)*	12,800	13,166
Tamron Co. Ltd. (Japan)	2,400	39,760
Tatung Co. Ltd. (Taiwan)*	484,000	142,709
TCL Multimedia Technology Holdings Ltd. (China)*	46,000	22,763
Token Corp. (Japan)	540	38,300
TopBuild Corp.*	1,826	65,006
Tsann Kuen China Enterprise Co. Ltd. (China) (Class B Stock)	10,900	9,835
Vestel Elektronik Sanayi ve Ticaret A/S (Turkey)*	2,257	4,060
Wuxi Little Swan Co. Ltd. (China) (Class B Stock)	19,700	62,165
Zeng Hsing Industrial Co. Ltd. (Taiwan)	4,000	19,915

		4,836,118

Household Products — 0.1%
Church & Dwight Co., Inc.	2,555	112,905
Clorox Co. (The)	60	7,201
Earth Chemical Co. Ltd. (Japan)	1,500	60,959
Henkel AG & Co. KGaA (Germany)	1,440	149,866
HRG Group, Inc.*	2,717	42,277
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	19,300	34,755
NVC Lighting Holding Ltd. (China)	471,000	59,956
Pigeon Corp. (Japan)	800	20,399
Procter & Gamble Co. (The)	28,972	2,435,966
PZ Cussons PLC (United Kingdom)	13,379	55,108
Reckitt Benckiser Group PLC (United Kingdom)	5,905	500,204
Spectrum Brands Holdings, Inc.(a)	414	50,645

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products (continued)
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	10,378	$292,105
Unicharm Corp. (Japan)	2,100	45,865
Unilever Indonesia Tbk PT (Indonesia)	2,700	7,764
Vinda International Holdings Ltd. (Hong Kong)	16,000	29,833

		3,905,808

Independent Power & Renewable Electricity Producers — 0.1%
Aboitiz Power Corp. (Philippines)	76,700	64,217
AES Corp.	10,723	124,601
AES Gener SA (Chile)	164,883	58,886
AES Tiete Energia SA (Brazil), UTS	3,400	14,625
Calpine Corp.*	6,507	74,375
China Datang Corp. Renewable Power Co. Ltd. (China) (Class H Stock)	509,000	46,451
China Resources Power Holdings Co. Ltd. (China)	230,000	363,787
CK Power PCL (Thailand)	173,800	17,278
Colbun SA (Chile)	620,042	121,991
Datang International Power Generation Co. Ltd. (China) (Class H Stock)	184,000	47,990
EDP Renovaveis SA (Spain)	10,208	64,833
Electric Power Development Co. Ltd. (Japan)	5,000	114,758
Electricity Generating PCL (Thailand)	23,800	132,257
Enel Generacion Chile SA (Chile)	227,485	150,094
Engie Brasil Energia SA (Brazil)	3,300	35,487
ERG SpA (Italy)	5,497	58,965
Global Power Synergy Co. Ltd. (Thailand) (Class F Stock)	31,200	32,454
Glow Energy PCL (Thailand)	30,900	68,167
Guangdong Electric Power Development Co. Ltd. (China) (Class B Stock)	89,320	41,774
Haitian Energy International Ltd. (China)*	144,000	5,096
Huadian Energy Co. Ltd. (China) (Class B Stock)*	81,800	40,900
Huaneng Power International, Inc. (China) (Class H Stock)	330,000	217,826
OGK-2 PJSC (Russia)	6,208,000	50,561
Phinma Energy Corp. (Philippines)	225,000	9,634
Ratchaburi Electricity Generating Holding PCL (Thailand)	50,300	70,231
Shanghai Lingyun Industries Development Co. Ltd. (China) (Class B Stock)*	2,500	2,820
SPCG PCL (Thailand)	36,100	21,573
Superblock PCL (Thailand)*	398,600	16,919
Taiwan Cogeneration Corp. (Taiwan)	24,000	16,603
Thai Solar Energy Pcl (Thailand) (Class F Stock)	48,000	8,176
Tilt Renewables Ltd. (New Zealand)	18,672	25,165
Unipro PJSC (Russia)	12,000	563

		2,119,057

Industrial Conglomerates — 0.6%
3M Co.	4,967	886,957
Aboitiz Equity Ventures, Inc. (Philippines)	81,160	115,602
Alarko Holding A/S (Turkey)	11,927	14,624

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Allied Electronics Corp. Ltd. (South Africa) (Class N Stock)	9,825	$5,845
AntarChile SA (Chile)	13,394	133,981
Beijing Enterprises Holdings Ltd. (China)	56,000	263,593
Berjaya Corp. Bhd (Malaysia)*	513,558	38,841
Berli Jucker PCL (Thailand), NVDR	25,900	36,214
Bidvest Group Ltd. (The) (South Africa)	10,879	143,248
Boustead Holdings Bhd (Malaysia)	83,580	49,699
Carlisle Cos., Inc.	1,184	130,583
Chongqing Machinery & Electric Co. Ltd. (China) (Class H Stock)	240,000	27,743
CITIC Ltd. (China)	898,000	1,278,888
CJ Corp. (South Korea)*	555	85,824
CK Hutchison Holdings Ltd. (Hong Kong)	73,000	824,058
DCC PLC (United Kingdom)	1,024	76,115
DMCI Holdings, Inc. (Philippines)	251,350	66,933
Dogan Sirketler Grubu Holding A/S (Turkey)*	51,464	11,073
Enka Insaat ve Sanayi A/S (Turkey)	60,044	91,460
Far Eastern New Century Corp. (Taiwan)	548,680	410,898
General Electric Co.	107,266	3,389,606
Grupo KUO SAB De CV (Mexico) (Class B Stock)	6,700	11,312
HAP Seng Consolidated Bhd (Malaysia)	14,600	28,796
Honeywell International, Inc.	7,886	913,593
Hong Leong Industries Bhd (Malaysia)	6,500	13,635
Hopewell Holdings Ltd. (Hong Kong)	64,500	222,157
Hosken Consolidated Investments Ltd. (South Africa)	1,524	15,131
Industries Qatar QSC (Qatar)	7,413	238,693
Italmobiliare SpA (Italy)	398	18,729
Jardine Matheson Holdings Ltd. (Hong Kong)	4,818	266,195
Jardine Strategic Holdings Ltd. (Hong Kong)	4,532	150,462
JG Summit Holdings, Inc. (Philippines)	120,670	163,988
KAP Industrial Holdings Ltd. (South Africa)	27,568	14,973
KOC Holding A/S (Turkey)	56,932	222,500
Kombassan Holdings A/S (Turkey)*(a)	13,035	5,799
Koninklijke Philips NV (Netherlands)	14,426	441,031
LG Corp. (South Korea)*	4,397	218,303
LT Group, Inc. (Philippines)	160,600	40,559
Mannai Corp. QSC (Qatar)	353	7,753
NWS Holdings Ltd. (Hong Kong)	75,000	121,919
Quinenco SA (Chile)	37,460	88,091
Reunert Ltd. (South Africa)	1,952	9,658
Rheinmetall AG (Germany)	1,757	117,913
Roper Technologies, Inc.	1,142	209,077
San Miguel Corp. (Philippines)	59,320	110,103
Seibu Holdings, Inc. (Japan)	7,200	128,908
Shanghai Industrial Holdings Ltd. (China)	70,000	188,726
Siemens AG (Germany)	12,251	1,500,017
Sigdo Koppers SA (Chile)	14,164	17,763
Sime Darby Bhd (Malaysia)	120,100	216,653
SK Holdings Co. Ltd. (South Korea)*	946	179,580
SM Investments Corp. (Philippines)	17,460	229,890
Smiths Group PLC (United Kingdom)	6,409	111,563
Top Frontier Investment Holdings, Inc. (Philippines)*	670	3,529
Toshiba Corp. (Japan)*	48,000	115,946

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates (continued)
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	51,158	$55,470
Yazicilar Holding A/S (Turkey) (Class A Stock)	10,063	37,504

		14,517,704

Insurance — 0.8%
Admiral Group PLC (United Kingdom)	4,300	96,704
Aflac, Inc.	7,000	487,198
AIA Group Ltd. (Hong Kong)	147,000	823,471
Alleghany Corp.*	639	388,589
Allianz SE (Germany)	11,325	1,869,060
Allied World Assurance Co. Holdings AG	2,249	120,794
Allstate Corp. (The)	7,532	558,272
American Financial Group, Inc.	2,376	209,373
AmTrust Financial Services, Inc.	3,148	86,192
Aon PLC	2,842	316,968
Arch Capital Group Ltd.*	2,396	206,751
Argo Group International Holdings Ltd.	1,731	114,073
Arthur J Gallagher & Co.	1,782	92,593
Aspen Insurance Holdings Ltd. (Bermuda)	2,864	157,519
Assicurazioni Generali SpA (Italy)	41,376	613,292
Assurant, Inc.	1,401	130,097
Axis Capital Holdings Ltd.	2,160	140,983
BB Seguridade Participacoes SA (Brazil)	12,400	107,819
Beazley PLC (United Kingdom)	114,955	549,460
Brown & Brown, Inc.	1,414	63,432
China Reinsurance Group Corp. (China) (Class H Stock)	1,379,000	326,118
Chubb Ltd.	7,241	956,681
Cincinnati Financial Corp.	1,789	135,517
Dhipaya Insurance PCL (Thailand)	19,500	27,363
Dongbu Insurance Co. Ltd. (South Korea)*	2,080	107,686
Endurance Specialty Holdings Ltd.	1,384	127,882
Euler Hermes Group (France)	1,038	91,163
Everest Re Group Ltd.	1,010	218,563
Fairfax Financial Holdings Ltd. (Canada)	500	241,500
Fanhua, Inc. (China), ADR*	6,300	52,163
First American Financial Corp.	2,215	81,135
FNF Group(a)	4,789	162,634
FPC Par Corretora de Seguros SA (Brazil)	1,100	4,549
Gjensidige Forsikring ASA (Norway)	3,180	50,415
Great Eastern Holdings Ltd. (Singapore)	2,000	28,072
Great-West Lifeco, Inc. (Canada)	6,800	178,122
Grupo Catalana Occidente SA (Spain)	2,562	83,740
Hannover Rueck SE (Germany)	1,601	172,952
Hanover Insurance Group, Inc. (The)	1,769	160,997
Hanwha Life Insurance Co. Ltd. (South Korea)*	21,652	116,976
Hiscox Ltd. (United Kingdom)	10,993	137,751
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	3,631	94,515
Insurance Australia Group Ltd. (Australia)	48,482	209,071
Intact Financial Corp. (Canada)	1,900	135,992
Japan Post Holdings Co. Ltd. (Japan)	24,200	301,326
KB Insurance Co. Ltd. (South Korea)*	4,447	96,196
Kemper Corp.	2,112	93,562
Korean Reinsurance Co. (South Korea)*	9,661	91,125
Lancashire Holdings Ltd. (United Kingdom)	12,114	103,705

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Liberty Holdings Ltd. (South Africa)	5,446	$43,710
Loews Corp.	7,139	334,319
Long Bon International Co. Ltd. (Taiwan)	47,000	24,478
LPI Capital Bhd (Malaysia)	6,700	24,451
Markel Corp.*	293	265,019
Marsh & McLennan Cos., Inc.	4,187	282,999
Mercuries & Associates Holding Ltd. (Taiwan)	49,450	34,940
Mercuries Life Insurance Co. Ltd. (Taiwan)*	170,840	89,776
Mercury General Corp.	2,084	125,478
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,858	917,572
NN Group NV (Netherlands)	12,206	413,205
Old Republic International Corp.	7,075	134,425
Panin Financial Tbk PT (Indonesia)*	1,534,700	19,512
Porto Seguro SA (Brazil)	5,100	42,151
Poste Italiane SpA (Italy), 144A	15,203	100,813
Power Corp. of Canada (Canada)	9,500	212,621
Power Financial Corp. (Canada)	5,700	142,473
Powszechny Zaklad Ubezpieczen SA (Poland)	34,572	274,124
Primerica, Inc.(a)	1,429	98,815
ProAssurance Corp.	3,112	174,894
Progressive Corp. (The)	6,869	243,850
Qualitas Controladora SAB de CV (Mexico)	10,400	14,725
Rand Merchant Investment Holdings Ltd. (South Africa)	19,503	56,296
Reinsurance Group of America, Inc.	1,382	173,897
RenaissanceRe Holdings Ltd. (Bermuda)	972	132,406
RSA Insurance Group PLC (United Kingdom)	26,336	189,918
Saga PLC (United Kingdom)	66,346	159,787
Sampo OYJ (Finland) (Class A Stock)	5,064	226,375
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	1,002	222,641
Samsung Life Insurance Co. Ltd. (South Korea)*	2,705	251,769
Santam Ltd. (South Africa)	448	7,600
SCOR SE (France)	6,966	240,403
Shin Kong Financial Holding Co. Ltd. (Taiwan)*	1,612,727	393,918
Shinkong Insurance Co. Ltd. (Taiwan)	38,000	31,036
Societa Cattolica di Assicurazioni SCRL (Italy)	30,708	179,786
Sony Financial Holdings, Inc. (Japan)	7,300	113,796
Stewart Information Services Corp.	1,044	48,108
Storebrand ASA (Norway)*	59,835	317,843
Sul America SA (Brazil), UTS(g)	11,500	63,600
Swiss Re AG (Switzerland)	14,735	1,394,121
Syarikat Takaful Malaysia Bhd (Malaysia)	11,600	10,692
Talanx AG (Germany)	2,031	67,833
Thaire Life Assurance PCL (Thailand) (Class F Stock)	80,100	21,585
Third Point Reinsurance Ltd. (Bermuda)*	3,991	46,096
Topdanmark A/S (Denmark)*	1,957	49,591
Torchmark Corp.	1,312	96,773
Travelers Cos., Inc. (The)	5,407	661,925
Tryg A/S (Denmark)	2,727	49,246
Unipol Gruppo Finanziario SpA (Italy)	85,795	308,509

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
UnipolSai SpA (Italy)	35,548	$75,821
Validus Holdings Ltd.	2,438	134,114
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	2,884	64,527
W.R. Berkley Corp.	2,030	135,015
Willis Towers Watson PLC	1,188	145,269
XL Group Ltd. (Ireland)	7,732	288,094

		22,092,851

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.*	997	747,620
ASKUL Corp. (Japan)	700	23,895
B2W Cia Digital (Brazil)*	1,700	5,328
COL PCL (Thailand)	15,800	14,119
Ctrip.com International Ltd. (China), ADR*	12,000	479,999
HSN, Inc.	631	21,643
JD.com, Inc. (China), ADR*(a)	14,800	376,511
Lands’ End, Inc.*(a)	1,232	18,665
Liberty Interactive Corp. QVC Group (Class A Stock)*	10,327	206,333
momo.com, Inc. (Taiwan)*	1,000	6,012
Qunar Cayman Islands Ltd. (China), ADR*	500	15,065
Takkt AG (Germany)	4,751	107,358

		2,022,548

Internet Software & Services — 0.6%
58.com, Inc. (China), ADR*(a)	4,800	134,399
Addcn Technology Co. Ltd. (Taiwan)	1,032	6,444
Alibaba Group Holding Ltd. (China), ADR*(a)	37,000	3,248,969
Alphabet, Inc. (Class A Stock)*	2,173	1,721,994
Alphabet, Inc. (Class C Stock)*	2,149	1,658,641
Autohome, Inc. (China), ADR*	5,400	136,511
Baidu, Inc. (China), ADR*	11,500	1,890,715
Bankrate, Inc.*	2,194	24,244
Blucora, Inc.*	4,264	62,893
carsales.com Ltd. (Australia)	6,253	51,086
Cimpress NV (Netherlands)*(a)	744	68,158
Criteo SA (France), ADR*	1,093	44,900
eBay, Inc.*	13,219	392,472
Facebook, Inc. (Class A Stock)*	20,408	2,347,940
Gree, Inc. (Japan)	57,300	301,120
IAC/InterActiveCorp*	1,421	92,067
j2 Global, Inc.(a)	1,051	85,972
Kakaku.com, Inc. (Japan)	2,200	36,351
Liquidity Services, Inc.*	762	7,430
Mail.Ru Group Ltd. (Russia), GDR, RegS*	7,701	141,313
Momo, Inc. (China), ADR*	2,000	36,759
NAVER Corp. (South Korea)*	234	149,848
NetEase, Inc. (China), ADR	3,100	667,554
NIC, Inc.	1,542	36,854
Renren, Inc. (China), ADR*	15,100	24,009
SINA Corp. (China)*	2,700	164,133
Sohu.com, Inc. (China)*(a)	1,500	50,835
Stamps.com, Inc.*(a)	263	30,153
Tencent Holdings Ltd. (China)	122,300	2,965,422
WebMD Health Corp.*	303	15,020
Yahoo Japan Corp. (Japan)	19,500	74,684

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Yandex NV (Russia) (Class A Stock)*	5,800	$116,753

		16,785,643

IT Services — 0.4%
Accenture PLC (Class A Stock)	4,950	579,794
AGTech Holdings Ltd. (Hong Kong)*	48,000	8,776
Alliance Data Systems Corp.	1,017	232,385
Amadeus IT Group SA (Spain) (Class A Stock)	4,121	186,905
Amdocs Ltd.	2,532	147,489
Atea ASA (Norway)*	10,033	92,316
Atos SE (France)	2,218	233,773
Automatic Data Processing, Inc.	2,592	266,406
Bechtle AG (Germany)	807	83,909
Blackhawk Network Holdings, Inc.*	1,255	47,282
Booz Allen Hamilton Holding Corp.	1,544	55,692
Broadridge Financial Solutions, Inc.	1,394	92,422
CACI International, Inc. (Class A Stock)*	665	82,660
Cardtronics PLC*	943	51,460
CGI Group, Inc. (Canada) (Class A Stock)*	4,700	225,575
China Public Procurement Ltd. (Hong Kong)*	1,008,000	9,069
Cielo SA (Brazil)	14,024	120,174
Computer Sciences Corp.	1,629	96,795
Computershare Ltd. (Australia)	8,107	72,737
Convergys Corp.	3,879	95,268
CoreLogic, Inc.*	1,618	59,591
CSRA, Inc.	908	28,911
DH Corp. (Canada)	3,400	56,420
DST Systems, Inc.	523	56,039
DTS Corp. (Japan)	8,600	182,937
EOH Holdings Ltd. (South Africa)	817	9,724
ExlService Holdings, Inc.*	797	40,201
Fidelity National Information Services, Inc.	3,688	278,960
Fiserv, Inc.*	1,732	184,077
Forrester Research, Inc.	1,005	43,165
Forth Smart Service PCL (Thailand)	21,000	11,298
Genpact Ltd.*	2,499	60,826
Global Payments, Inc.	1,594	110,640
Indra Sistemas SA (Spain)*	2,446	26,753
Ines Corp. (Japan)	10,700	111,244
International Business Machines Corp.	10,213	1,695,256
InterXion Holding NV (Netherlands)*	1,507	52,850
IRESS Ltd. (Australia)	7,146	61,064
Itochu Techno-Solutions Corp. (Japan)	2,100	54,505
Jack Henry & Associates, Inc.	581	51,581
Leidos Holdings, Inc.	1,005	51,396
Luxoft Holding, Inc.*	1,300	73,059
Matrix IT Ltd. (Israel)	1,623	12,935
My EG Services Bhd (Malaysia)	45,900	15,419
NEC Networks & System Integration Corp. (Japan)	2,600	46,876
Net 1 UEPS Technologies, Inc. (South Africa)*	5,100	58,548
NET One Systems Co. Ltd. (Japan)	11,500	73,471
NeuStar, Inc. (Class A Stock)*	2,370	79,158
Nihon Unisys Ltd. (Japan)	3,700	46,446
Nomura Research Institute Ltd. (Japan)	2,046	62,181
NS Solutions Corp. (Japan)	2,000	35,908

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
NTT Data Corp. (Japan)	2,400	$115,948
Obic Co. Ltd. (Japan)	1,600	69,786
Otsuka Corp. (Japan)	1,300	60,638
Paychex, Inc.	864	52,600
QIWI PLC (Russia), ADR	3,000	38,310
Science Applications International Corp.	779	66,059
SCSK Corp. (Japan)	1,700	59,322
SMS Management & Technology Ltd. (Australia)	9,900	9,502
SONDA SA (Chile)	31,528	55,977
Systex Corp. (Taiwan)	25,000	44,824
Tieto OYJ (Finland)	2,614	71,127
TIS, Inc. (Japan)	16,200	346,251
Total System Services, Inc.	1,924	94,334
Vantiv, Inc. (Class A Stock)*	2,167	129,197
Visa, Inc. (Class A Stock)	17,514	1,366,442
Vision Values Holdings Ltd. (Hong Kong)*	180,000	7,056
Western Union Co. (The)	6,097	132,427
Wirecard AG (Germany)	2,124	91,136

		9,323,262

Leisure Products
Accell Group (Netherlands)	2,671	61,565
Amer Sports OYJ (Finland)	2,239	59,415
Bandai Namco Holdings, Inc. (Japan)	3,400	93,585
Daikoku Denki Co. Ltd. (Japan)	1,000	15,317
Giant Manufacturing Co. Ltd. (Taiwan)	13,000	73,618
Goodbaby International Holdings Ltd. (China)	83,000	39,641
Hasbro, Inc.	1,182	91,948
Heiwa Corp. (Japan)	1,800	41,123
KMC Kuei Meng International, Inc. (Taiwan)	4,000	14,105
Mars Engineering Corp. (Japan)	9,000	172,979
Mattel, Inc.	3,910	107,721
Sankyo Co. Ltd. (Japan)	500	16,121
Sega Sammy Holdings, Inc. (Japan)	4,200	62,412
Shanghai Phoenix Enterprise Group Co. Ltd. (China)*	4,800	5,256
Shimano, Inc. (Japan)	800	125,306
Smith & Wesson Holding Corp.*(a)	1,389	29,280
Sturm Ruger & Co., Inc.(a)	593	31,251
Tomy Co. Ltd. (Japan)	6,300	66,755
Topkey Corp. (Taiwan)	7,000	21,776
Trigano SA (France)	956	74,768
Vista Outdoor, Inc.*	1,689	62,324
Yamaha Corp. (Japan)	3,400	103,675
Zhonglu Co. Ltd. (China) (Class B Stock)	4,400	9,482

		1,379,423

Life Sciences Tools & Services — 0.1%
Bio-Techne Corp.	1,169	120,208
Charles River Laboratories International, Inc.*	649	49,447
CMIC Holdings Co. Ltd. (Japan)	1,200	15,526
Crown Bioscience International (Taiwan)*	5,858	8,663
EPS Holdings, Inc. (Japan)	7,600	88,466
Eurofins Scientific SE (Luxembourg)	146	62,203
Gerresheimer AG (Germany)	7,420	550,316
ICON PLC*	995	74,823

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Illumina, Inc.*	488	$62,484
PAREXEL International Corp.*	764	50,210
PerkinElmer, Inc.	741	38,643
QIAGEN NV*	4,838	135,577
Tecan Group AG (Switzerland)	2,390	372,722
Thermo Fisher Scientific, Inc	3,468	489,335
VWR Corp.*	1,591	39,823
Waters Corp.*	912	122,564

		2,281,010

Machinery — 0.4%
AGCO Corp.	1,418	82,044
Alfa Laval AB (Sweden)	7,087	116,903
Allison Transmission Holdings, Inc.	2,998	101,003
Alstom SA (France)*	4,182	115,000
Amada Holdings Co. Ltd. (Japan)	14,700	163,766
ANDRITZ AG (Austria)	784	39,289
Atlas Copco AB (Sweden) (Class A Stock)	4,938	149,802
Atlas Copco AB (Sweden) (Class B Stock)	4,737	128,787
Biesse SpA (Italy)	15,110	303,772
Bobst Group SA (Switzerland)	1,479	102,674
Bodycote PLC (United Kingdom)	6,042	47,908
China Conch Venture Holdings Ltd. (China)	152,500	270,835
CLARCOR, Inc.	979	80,738
CNH Industrial NV (United Kingdom)	22,773	197,602
Construcciones y Auxiliar de Ferrocarriles SA (Spain)	8,496	342,222
CSBC Corp. Taiwan (Taiwan)	68,000	29,072
Daiwa Industries Ltd. (Japan)	3,000	22,743
Deere & Co.	2,645	272,541
Donaldson Co., Inc.	1,801	75,786
EVA Precision Industrial Holdings Ltd. (Hong Kong)	182,000	20,105
FANUC Corp. (Japan)	2,100	351,318
Fortive Corp.	3,537	189,689
Fuji Machine Manufacturing Co. Ltd. (Japan)	700	7,992
Fujitec Co. Ltd. (Japan)	4,000	46,789
Georg Fischer AG (Switzerland)	679	555,303
Glory Ltd. (Japan)	3,500	110,293
Grupo Rotoplas SAB de CV (Mexico)	6,800	8,617
Haitian International Holdings Ltd. (China)	33,000	64,594
Hillenbrand, Inc.	3,468	132,998
Hoshizaki Corp. (Japan)	900	71,252
Hsin Yung Chien Co. Ltd. (Taiwan)	1,000	2,388
Huangshi Dongbei Electrical Appliance Co. Ltd. (China) (Class B Stock)*	7,400	14,201
Illinois Tool Works, Inc.	2,606	319,131
Interpump Group SpA (Italy)	21,354	349,368
Iochpe Maxion SA (Brazil)	3,300	11,822
Iseki & Co. Ltd. (Japan)	12,000	23,044
Kama Co. Ltd. (China) (Class B Stock)*	11,000	12,540
Kardex AG (Switzerland)*	4,218	394,282
Kepler Weber SA (Brazil)	1,500	8,296
King Slide Works Co. Ltd. (Taiwan)	3,000	38,770
Koenig & Bauer AG (Germany)	3,637	163,261
Komax Holding AG (Switzerland)	1,112	274,196
Kone OYJ (Finland) (Class B Stock)	2,419	108,090
Krones AG (Germany)	800	73,067

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Kurita Water Industries Ltd. (Japan)	5,200	$114,404
Kyokuto Kaihatsu Kogyo Co. Ltd. (Japan)	9,200	123,392
Lincoln Electric Holdings, Inc.	1,018	78,050
Makino Milling Machine Co. Ltd. (Japan)	50,000	390,154
Makita Corp. (Japan)	2,200	147,002
MAN SE (Germany)	728	72,259
Max Co. Ltd. (Japan)	6,000	73,194
Mirle Automation Corp. (Taiwan)	1,550	1,788
Mueller Industries, Inc.	3,328	132,987
Nak Sealing Technologies Corp. (Taiwan)	3,000	7,832
Namura Shipbuilding Co. Ltd. (Japan)	2,000	13,639
Nitta Corp. (Japan)	1,900	51,634
Oiles Corp. (Japan)	5,560	99,800
OKUMA Corp. (Japan)	36,000	342,521
Pfeiffer Vacuum Technology AG (Germany)	695	64,823
Pro Hawk Corp. (Taiwan)	1,000	4,782
Proto Labs, Inc.*(a)	599	30,759
Rechi Precision Co. Ltd. (Taiwan)	18,360	17,917
Rieter Holding AG (Switzerland)*	662	115,001
Rotork PLC (United Kingdom)	16,105	47,794
San Shing Fastech Corp. (Taiwan)	5,000	8,542
Schindler Holding AG (Switzerland), (XBRN)	139	24,480
Shang Gong Group Co. Ltd. (China)*	4,400	5,051
Shanghai Diesel Engine Co. Ltd. (China) (Class B Stock)	13,200	11,326
Shanghai Highly Group Co. Ltd. (China) (Class B Stock)	14,900	12,516
Shanghai Lingang Holdings Corp. Ltd. (China)*	24,600	34,981
Shanghai Mechanical and Electrical Industry Co. Ltd. (China) (Class B Stock)	11,800	25,771
Shanghai Zhenhua Heavy Industries Co. Ltd. (China) (Class B Stock)*	56,400	28,087
Shin Zu Shing Co. Ltd. (Taiwan)	12,000	30,646
Shinmaywa Industries Ltd. (Japan)	17,000	152,514
Sinmag Equipment Corp. (Taiwan)	2,000	8,778
Sinotruk Hong Kong Ltd. (China)	120,000	85,127
Sintokogio Ltd. (Japan)	15,700	136,446
SKF AB (Sweden) (Class B Stock)	8,341	152,942
SKP Resources Bhd (Malaysia)	18,600	5,337
SMC Corp. (Japan)	900	214,132
Snap-on, Inc.	795	136,160
Spirax-Sarco Engineering PLC (United Kingdom)	12,558	646,294
Stanley Black & Decker, Inc.	1,794	205,754
Star Micronics Co. Ltd. (Japan)	8,600	116,848
Sunonwealth Electric Machine Industry Co. Ltd. (Taiwan)	9,000	7,636
Syncmold Enterprise Corp. (Taiwan)	10,000	19,473
Tong-Tai Machine & Tool Co. Ltd. (Taiwan)	20,240	13,398
Toro Co. (The)	1,367	76,484
Toshiba Machine Co. Ltd. (Japan)	15,000	59,981
Tsubakimoto Chain Co. (Japan)	1,000	8,108
Tsugami Corp. (Japan)	3,000	17,179
Valmet OYJ (Finland)	5,273	77,421
Vesuvius PLC (United Kingdom)	18,137	88,187
Vossloh AG (Germany)	1,276	80,093
WEG SA (Brazil)	13,620	64,863
Wellcall Holdings Bhd (Malaysia)	13,300	5,365

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Xylem, Inc.	1,920	$95,078
YAMABIKO Corp. (Japan)	7,600	105,531
Yangzijiang Shipbuilding Holdings Ltd. (China)	445,500	249,796
Yungtay Engineering Co. Ltd. (Taiwan)	25,000	34,688

		10,968,638

Marine — 0.1%
Chu Kong Shipping Enterprises Group Co. Ltd. (China)	62,000	16,410
Cia Sud Americana de Vapores SA (Chile)*	2,067,293	53,859
Clarkson PLC (United Kingdom)	2,253	60,106
COSCO Shipping Energy Transportation Co. Ltd. (China) (Class H Stock)	120,000	66,750
Dfds A/S (Denmark)	10,156	463,045
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)*	193,800	66,585
Grindrod Ltd. (South Africa)	51,357	50,117
Kawasaki Kisen Kaisha Ltd. (Japan)(a)	41,000	92,643
Kuehne + Nagel International AG (Switzerland)	388	51,216
Matson, Inc.	667	23,605
MISC Bhd (Malaysia)	119,000	194,765
Qatar Navigation QSC (Qatar)	5,495	144,340
Seaspan Corp. (Hong Kong)	5,400	49,355
Sincere Navigation Corp. (Taiwan)	44,000	26,635
Sinotrans Shipping Ltd. (China)*	284,000	52,564
SITC International Holdings Co. Ltd. (China)	97,000	58,852
Stolt-Nielsen Ltd. (Norway)	3,470	42,610
Tianjin Tianhai Investment Co. Ltd. (China) (Class B Stock)*	69,500	43,785
Wilh Wilhelmsen ASA (Norway)	10,038	39,283
Wisdom Marine Lines Co. Ltd. (Taiwan)*	54,912	51,757
Yang Ming Marine Transport Corp. (Taiwan)*	35,000	5,234

		1,653,516

Media — 0.6%
Aimia, Inc. (Canada)	6,900	45,635
AirMedia Group, Inc. (China), ADR*	6,000	14,759
AMC Entertainment Holdings, Inc.	251	8,446
Asatsu-DK, Inc. (Japan)	19,100	461,825
Asian Pay Television Trust (Singapore), UTS	331,000	85,679
Avex Group Holdings, Inc. (Japan)	5,600	80,381
Axel Springer SE (Germany)	1,141	55,326
BEC World PCL (Thailand)	47,700	22,111
Cable One, Inc.	113	70,255
Cheil Worldwide, Inc. (South Korea)*	5,198	67,591
Cinemark Holdings, Inc.	1,110	42,580
Cineplex, Inc. (Canada)	1,400	53,408
Cineworld Group PLC (United Kingdom)	13,648	94,879
Cogeco Communications, Inc. (Canada)	1,400	69,069
Comcast Corp. (Class A Stock)	32,684	2,256,830
Corus Entertainment, Inc. (Canada) (Class B Stock)	5,600	52,553
CyberAgent, Inc. (Japan)	1,500	36,933
Cyfrowy Polsat SA (Poland)*	20,477	120,357
Daiichikosho Co. Ltd. (Japan)	1,400	55,257

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Dentsu, Inc. (Japan)	4,700	$221,010
Discovery Communications, Inc. (Class A Stock)*(a)	3,514	96,319
Discovery Communications, Inc. (Class C Stock)*	1,905	51,016
Eros International PLC*(a)	1,516	19,784
Eutelsat Communications SA (France)	6,004	116,104
Fuji Media Holdings, Inc. (Japan)	1,900	26,580
Gannett Co., Inc.	4,974	48,298
Grupo Televisa SAB (Mexico), ADR	13,700	286,193
Hakuhodo DY Holdings, Inc. (Japan)	6,000	73,879
IMAX China Holding, Inc. (Hong Kong), 144A*	2,200	10,747
Informa PLC (United Kingdom)	64,624	541,305
IPSOS (France)	16,980	533,480
JCDecaux SA (France)	2,493	73,304
John Wiley & Sons, Inc. (Class A Stock)	1,870	101,915
Kadokawa Dwango Corp. (Japan)	500	7,213
Kinepolis Group NV (Belgium)	1,680	75,077
Lagardere SCA (France)	4,156	115,351
Liberty Braves Group (Class A Stock)*	655	13,421
Liberty Broadband Corp. (Class C Stock)*	1,210	89,625
Liberty Global PLC LiLAC (United Kingdom)*	1,120	23,710
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	304	6,676
Liberty Media Corp. (Class A Stock)*	813	25,488
Liberty Media Corp. (Class C Stock)*	2,085	65,323
Liberty Media Corp-SiriusXM (Class A Stock)*	859	29,653
Liberty Media Corp-SiriusXM (Class C Stock)*	5,270	178,758
Madison Square Garden Co. (The) (Class A Stock)*	200	34,301
Major Cineplex Group PCL (Thailand)	21,900	20,028
Media General, Inc.*	2,019	38,018
Megacable Holdings SAB de CV (Mexico), UTS	31,600	106,631
Meredith Corp.	1,137	67,254
Metropole Television SA (France)	6,039	112,257
MNC Investama Tbk PT (Indonesia)*	1,980,600	19,835
MSG Networks, Inc. (Class A Stock)*	3,755	80,733
Multiplus SA (Brazil)	500	5,192
Naspers Ltd. (South Africa) (Class N Stock)	7,001	1,022,088
Neo Telemedia Ltd. (Hong Kong)*	476,000	26,033
Nippon Television Holdings, Inc. (Japan)	700	12,690
NOS SGPS SA (Portugal)	8,130	48,251
Omnicom Group, Inc.	1,829	155,666
Pearson PLC (United Kingdom)	28,898	289,954
Plan B Media PCL (Thailand) (Class F Stock)	55,000	8,907
Publicis Groupe SA (France)	3,776	260,185
Quebecor, Inc. (Canada) (Class B Stock)	2,000	55,592
REA Group Ltd. (Australia)	1,518	60,326
Scholastic Corp.	1,134	53,854
Scripps Networks Interactive, Inc. (Class A Stock)	1,971	140,670
SES SA (Luxembourg)	9,105	200,336

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Shaw Communications, Inc. (Canada) (Class B Stock)	3,700	$74,240
Singapore Press Holdings Ltd. (Singapore)	41,600	101,165
SKY Perfect JSAT Holdings, Inc. (Japan)	14,800	67,996
Sky PLC (United Kingdom)	14,640	178,476
Smiles SA (Brazil)	700	9,620
Southern Cross Media Group Ltd. (Australia)	316,129	351,724
Surya Citra Media Tbk PT (Indonesia)	86,000	17,786
Technicolor SA (France)	12,473	67,441
Television Broadcasts Ltd. (Hong Kong)	31,900	104,739
Time Warner, Inc.	12,652	1,221,298
Time, Inc.	5,843	104,298
Toei Co. Ltd. (Japan)	7,000	60,565
Toho Co. Ltd. (Japan)	2,700	76,164
Tokyo Broadcasting System Holdings, Inc. (Japan)	4,900	78,146
TV Asahi Holdings Corp. (Japan)	5,300	104,422
Twenty-First Century Fox, Inc. (Class A Stock)	15,618	437,929
UBM PLC (United Kingdom)	5,558	50,029
VGI Global Media PCL (Thailand)	53,400	8,351
Visi Media Asia Tbk PT (Indonesia)*	386,800	8,542
Vivendi SA (France)	23,147	439,029
Walt Disney Co. (The)	19,040	1,984,349
Woongjin Thinkbig Co. Ltd. (South Korea)*	4,400	33,780
Workpoint Entertainment PCL (Thailand)	7,600	9,338
WPP PLC (United Kingdom)	18,858	419,658

		15,351,989

Metals & Mining — 0.4%
Acacia Mining PLC (United Kingdom)	16,039	73,495
Agnico Eagle Mines Ltd. (Canada)	2,838	119,320
Aichi Steel Corp. (Japan)	2,300	96,224
Alamos Gold, Inc. (Canada) (Class A Stock)	12,021	82,907
Alrosa PJSC (Russia)	171,800	273,269
AMG Advanced Metallurgical Group NV (Netherlands)	3,743	58,167
Aneka Tambang Persero Tbk PT (Indonesia)*	387,100	25,596
AngloGold Ashanti Ltd. (South Africa), ADR*	18,394	193,321
APERAM SA (Luxembourg)	10,457	477,217
ArcelorMittal (Luxembourg)*	54,973	403,916
Asahi Holdings, Inc. (Japan)	4,800	83,211
Asia Resources Holdings Ltd. (Hong Kong)*	720,000	21,783
Aurubis AG (Germany)	1,904	109,580
B2Gold Corp. (Canada)*	35,500	84,344
Barrick Gold Corp. (Canada)	16,700	267,295
Bekaert SA (Belgium)	9,500	383,987
Bengang Steel Plates Co. Ltd. (China) (Class B Stock)	18,400	6,569
BlueScope Steel Ltd. (Australia)	66,698	443,280
Centamin PLC (United Kingdom)	40,391	68,369
Centerra Gold, Inc. (Canada)	10,100	47,316
Chiho-Tiande Group Ltd. (Hong Kong)	28,000	19,164
China Metal Products (Taiwan)	38,220	37,734
China Metal Resources Utilization Ltd. (China), 144A*	16,000	6,156
China Silver Group Ltd. (China)	70,000	13,386

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
China Steel Corp. (Taiwan)	901,013	$684,903
Chung Hung Steel Corp. (Taiwan)*	54,000	15,862
Cia de Minas Buenaventura SAA (Peru), ADR	10,700	120,695
Da Ming International Holdings Ltd. (China)	32,000	15,217
Detour Gold Corp. (Canada)*	3,800	51,765
DRDGOLD Ltd. (South Africa)	39,313	20,785
Eldorado Gold Corp. (Canada)	37,500	120,657
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	81,196	118,135
Feng Hsin Steel Co. Ltd. (Taiwan)	45,000	63,106
Franco-Nevada Corp. (Canada)	1,600	95,668
Gloria Material Technology Corp. (Taiwan)	44,080	25,625
Gold Fields Ltd. (South Africa), ADR	21,307	64,134
Goldcorp, Inc. (Canada)	21,200	288,635
Granges AB (Sweden)	19,217	181,079
Grupa Kety SA (Poland)	153	14,170
Grupo Simec SAB de CV (Mexico) (Class B Stock)*	4,400	21,077
Harmony Gold Mining Co. Ltd. (South Africa), ADR(a)	38,960	86,102
Hengshi Mining Investments Ltd. (China)*	41,000	14,601
Hsin Kuang Steel Co. Ltd. (Taiwan)*	21,000	14,023
IAMGOLD Corp. (Canada)*	9,500	36,722
Industrias CH SAB de CV (Mexico) (Class B Stock)*	6,700	42,822
Inner Mongolia Eerduosi Resourses Co. Ltd. (China) (Class B Stock)	77,300	75,831
Kinross Gold Corp. (Canada)*	36,300	113,281
Krakatau Steel Persero Tbk PT (Indonesia)*	291,500	16,605
Kyoei Steel Ltd. (Japan)	3,000	57,037
Magnitogorsk Iron & Steel OJSC (Russia)	35,400	19,166
Magnitogorsk Iron & Steel OJSC (Russia), GDR, RegS	3,415	23,837
Maruichi Steel Tube Ltd. (Japan)	3,100	100,738
Minera Frisco SAB de CV (Mexico) (Class A1 Stock)*	5,000	3,763
Mineral Resources Ltd. (Australia)	55,672	484,583
MMC Norilsk Nickel PJSC (Russia), ADR(a)	10,560	177,302
Munsun Capital Group Ltd. (Hong Kong)*	2,292,000	66,343
Newcrest Mining Ltd. (Australia)	14,235	204,117
Newmont Mining Corp.	8,288	282,372
Nippon Denko Co. Ltd. (Japan)	59,500	121,987
Nippon Light Metal Holdings Co. Ltd. (Japan)	20,100	42,318
Nisshin Steel Co. Ltd. (Japan)	5,800	71,237
Nittetsu Mining Co. Ltd. (Japan)	2,500	117,898
Northern Star Resources Ltd. (Australia)	3,716	9,498
Novolipetsk Steel PJSC (Russia), GDR	4,942	91,921
Outokumpu OYJ (Finland)*	43,901	390,911
OZ Minerals Ltd. (Australia)	87,417	493,884
Pan African Resources PLC (United Kingdom)	108,685	20,350
Pan American Silver Corp. (Canada)	3,500	52,787
Paranapanema SA (Brazil)	11,200	5,231
Philex Mining Corp. (Philippines)	159,100	27,568
Polymetal International PLC (Russia)	7,799	81,714
Randgold Resources Ltd. (United Kingdom), ADR(a)	846	64,584

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Regis Resources Ltd. (Australia)	24,006	$50,481
Resolute Mining Ltd. (Australia)	9,782	8,898
Royal Bafokeng Platinum Ltd. (South Africa)*	9,669	25,037
Royal Gold, Inc.	1,193	75,577
Severstal PJSC (Russia), GDR, RegS	6,290	95,608
Sibanye Gold Ltd. (South Africa), ADR(a)	7,773	54,877
Silver Wheaton Corp. (Canada)	5,800	112,055
Southern Copper Corp. (Peru)(a)	3,800	121,372
St Barbara Ltd. (Australia)*	43,171	62,377
Stalprodukt SA (Poland)	46	5,767
STP & I PCL (Thailand)	52,390	16,163
TA Chen Stainless Pipe Co. Ltd. (Taiwan)*	64,037	34,741
Thye Ming Industrial Co. Ltd. (Taiwan)	12,000	12,651
Ton Yi Industrial Corp. (Taiwan)	55,000	23,577
Tubacex SA (Spain)	28,891	82,701
Tung Ho Steel Enterprise Corp. (Taiwan)	112,000	73,316
UACJ Corp. (Japan)	8,000	21,854
United Co. RUSAL PLC (Russia)	25,000	10,543
Usinas Siderurgicas de Minas Gerais SA (Brazil)*	10,900	27,663
voestalpine AG (Austria)	3,793	148,319
Yamana Gold, Inc. (Canada)	36,985	103,849
YC INOX Co. Ltd. (Taiwan)	24,900	20,808
Yieh Phui Enterprise Co. Ltd. (Taiwan)	190,705	66,292
Yodogawa Steel Works Ltd. (Japan)	12,300	320,554
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	163,500	138,388
Zhidao International Holdings Ltd. (Hong Kong)*	60,000	4,705
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	236,000	75,259

		10,501,684

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AG Mortgage Investment Trust, Inc.	3,230	55,265
AGNC Investment Corp.	10,847	196,656
Altisource Residential Corp.	2,463	27,192
Annaly Capital Management, Inc.	34,499	343,955
Apollo Commercial Real Estate Finance, Inc.	3,427	56,957
ARMOUR Residential REIT, Inc.	1,484	32,188
Blackstone Mortgage Trust, Inc. (Class A Stock)	2,287	68,770
Capstead Mortgage Corp.	9,568	97,498
Chimera Investment Corp.	6,735	114,630
Colony Capital, Inc. (Class A Stock)	4,360	88,289
CYS Investments, Inc.	9,221	71,278
Invesco Mortgage Capital, Inc.	5,105	74,533
MTGE Investment Corp.	7,191	112,899
New Residential Investment Corp.	5,688	89,415
PennyMac Mortgage Investment Trust	4,658	76,251
Redwood Trust, Inc.	4,004	60,901
Starwood Property Trust, Inc.	6,116	134,246
Two Harbors Investment Corp.	17,129	149,365

		1,850,288

Multiline Retail — 0.2%
Aeon Co. M Bhd (Malaysia)	22,500	12,903

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail (continued)
Big Lots, Inc.	694	$34,846
Can Do Co. Ltd. (Japan)	2,100	31,617
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	1,800	186,710
Dillard’s, Inc. (Class A Stock)(a)	1,040	65,198
Dollar General Corp.	4,564	338,055
Dollar Tree, Inc.*	2,856	220,426
Dollarama, Inc. (Canada)	1,000	73,273
Don Quijote Holdings Co. Ltd. (Japan)	1,900	70,120
El Puerto de Liverpool SAB de CV (Mexico) (Class C1 Stock)	20,150	145,368
Eslite Spectrum Corp. (The) (Taiwan)	1,000	4,907
Golden Eagle Retail Group Ltd. (China)	33,000	47,009
Grupo Sanborns SAB de CV (Mexico)	22,800	23,823
H2O Retailing Corp. (Japan)	4,000	60,923
Harvey Norman Holdings Ltd. (Australia)	17,579	65,135
Hyundai Department Store Co. Ltd. (South Korea)*	1,052	94,969
Isetan Mitsukoshi Holdings Ltd. (Japan)	15,400	165,822
Izumi Co. Ltd. (Japan)	1,400	60,197
J Front Retailing Co. Ltd. (Japan)	12,700	170,989
Kohl’s Corp.(a)	4,466	220,531
Lifestyle China Group Ltd. (Hong Kong)*	65,500	15,594
Lojas Renner SA (Brazil)	6,200	44,137
Lotte Shopping Co. Ltd. (South Korea)*	1,104	202,485
Macy’s, Inc.	5,368	192,228
Magazine Luiza SA (Brazil)*	100	3,262
Marisa Lojas SA (Brazil)*	3,210	5,878
Matahari Department Store Tbk PT (Indonesia)	11,600	12,984
Mitra Adiperkasa Tbk PT (Indonesia)*	22,400	8,969
Myer Holdings Ltd. (Australia)	173,716	172,694
Next PLC (United Kingdom)	1,549	95,025
Nordstrom, Inc.(a)	800	38,344
Parkson Retail Group Ltd. (China)	241,000	26,334
Poya International Co. Ltd. (Taiwan)	1,010	11,666
Ripley Corp. SA (Chile)	100,183	59,729
Robinson Department Store PCL (Thailand)	18,900	33,514
Ryohin Keikaku Co. Ltd. (Japan)	300	58,720
SACI Falabella (Chile)	41,540	328,670
Springland International Holdings Ltd. (China)	239,000	39,365
Stockmann OYJ Abp (Finland) (Class B Stock)	4,409	32,683
Takashimaya Co. Ltd. (Japan)	23,000	189,330
Target Corp.(a)	9,503	686,402
Tokmanni Group Corp. (Finland)*	5,196	46,386

		4,397,220

Multi-Utilities — 0.2%
A2A SpA (Italy)	51,778	66,871
AGL Energy Ltd. (Australia)	8,052	128,111
Ameren Corp.	2,735	143,478
Atco Ltd. (Canada) (Class I Stock)	3,000	99,788
Avista Corp.	3,703	148,083
Black Hills Corp.(a)	1,279	78,454
Canadian Utilities Ltd. (Canada) (Class A Stock)	3,600	97,035
CenterPoint Energy, Inc.	2,827	69,657

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multi-Utilities (continued)
Centrica PLC (United Kingdom)	42,009	$120,989
CMS Energy Corp.	1,842	76,664
Consolidated Edison, Inc.(a)	3,217	237,029
Dominion Resources, Inc.	3,899	298,624
DTE Energy Co.	1,435	141,362
Engie SA (France)	44,808	570,361
Hera SpA (Italy)	26,146	60,180
Iren SpA (Italy)	43,426	71,045
National Grid PLC (United Kingdom)	44,485	519,755
NiSource, Inc.	4,217	93,364
NorthWestern Corp.	1,555	88,433
Public Service Enterprise Group, Inc.	7,482	328,310
Qatar Electricity & Water Co. QSC (Qatar)	1,074	66,996
SCANA Corp.	2,835	207,749
Sempra Energy	2,579	259,551
Suez (France)	9,078	133,760
Unitil Corp.	1,234	55,950
Vectren Corp.	2,294	119,632
Veolia Environnement SA (France)	11,001	186,928
WEC Energy Group, Inc.	2,351	137,886
YTL Corp. Bhd (Malaysia)	351,100	121,199
YTL Power International Bhd (Malaysia)	332,165	110,177

		4,837,421

Oil, Gas & Consumable Fuels — 1.0%
Agritrade Resources Ltd. (Hong Kong)	70,000	14,500
AltaGas Ltd. (Canada)	1,900	47,972
Antero Resources Corp.*	1,417	33,512
Bangchak Petroleum PCL (The) (Thailand)	34,600	32,368
Bashneft PJSC (Russia)	1,148	67,217
BP PLC (United Kingdom), ADR	52,295	1,954,787
Cabot Oil & Gas Corp.	1,918	44,804
Caltex Australia Ltd. (Australia)	4,098	89,852
China Petroleum & Chemical Corp. (China) (Class H Stock)	2,419,200	1,703,764
Cosan SA Industria e Comercio (Brazil)	3,400	39,853
Enbridge, Inc. (Canada)	4,800	201,989
Energy Absolute PCL (Thailand)	59,200	49,181
Energy Earth PCL (Thailand)	163,400	21,081
Eni SpA (Italy)	48,198	781,344
EQT Corp.	900	58,859
Exillon Energy PLC (Russia)*	10,389	17,815
Exxon Mobil Corp.	33,090	2,986,703
Formosa Petrochemical Corp. (Taiwan)	70,000	242,240
Gazprom Neft PJSC (Russia), ADR	4,848	84,941
Gazprom PJSC (Russia), ADR(a)	659,335	3,356,015
Grupa Lotos SA (Poland)*	11,987	109,426
HollyFrontier Corp.	3,537	115,872
Idemitsu Kosan Co. Ltd. (Japan)	6,600	175,067
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	225,700	209,450
JX Holdings, Inc. (Japan)	93,300	394,232
Koninklijke Vopak NV (Netherlands)	855	40,339
Lukoil PJSC (Russia), ADR	41,751	2,342,231
Magnum Hunter Resources Corp.*	23,905	262,955
MIE Holdings Corp. (Hong Kong)	180,000	17,118
MOL Hungarian Oil & Gas PLC (Hungary)	5,628	394,639
Neste OYJ (Finland)	1,498	57,325

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
NewOcean Energy Holdings Ltd. (Hong Kong)	218,000	$57,715
Novatek PJSC (Russia), GDR, RegS	2,551	331,120
Occidental Petroleum Corp.	3,464	246,741
OMV AG (Austria)	3,393	119,616
Parkland Fuel Corp. (Canada)	2,100	43,997
Petron Corp. (Philippines)	156,300	31,250
Petronas Dagangan Bhd (Malaysia)	4,100	21,704
Peyto Exploration & Development Corp. (Canada)	1,400	34,629
Polski Koncern Naftowy ORLEN SA (Poland)	25,923	527,945
Premier Oil PLC (United Kingdom)*	12,261	11,169
Qatar Gas Transport Co. Ltd. (Qatar)	13,257	84,109
QGEP Participacoes SA (Brazil)	9,300	15,230
Range Resources Corp.	1,028	35,322
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	67,137	1,831,208
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	4,201	115,963
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	59,488	1,709,214
Semirara Mining & Power Corp. (Philippines)	16,540	43,228
Shanxi Guoxin Energy Corp. Ltd. (China) (Class B Stock)	19,700	22,084
Ship Finance International Ltd. (Norway)*(a)	2,230	33,116
Showa Shell Sekiyu KK (Japan)	11,000	102,195
Sinopec Kantons Holdings Ltd. (China)	102,000	46,400
SK Gas Ltd. (South Korea)*	902	96,645
Snam SpA (Italy)	26,672	109,698
Spectra Energy Corp.	3,847	158,073
Star Petroleum Refining PCL (Thailand)	160,500	55,576
Statoil ASA (Norway)	17,205	314,020
Stobart Group Ltd. (United Kingdom)	14,413	31,601
Sugih Energy Tbk PT (Indonesia)*	660,500	2,549
Surgutneftegas OJSC (Russia), ADR(a)	128,060	640,300
Tesoro Corp.(a)	1,276	111,586
Tethys Oil AB (Sweden)	3,687	31,870
Thai Oil PCL (Thailand)	62,100	125,291
TonenGeneral Sekiyu KK (Japan)	10,000	105,302
TOTAL SA (France)(a)(g)	43,081	2,209,722
TransCanada Corp. (Canada)	3,900	175,851
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	4,995	100,092
Ultrapar Participacoes SA (Brazil)	4,800	100,949
United Tractors Tbk PT (Indonesia)	54,900	86,374
Valero Energy Corp.	6,268	428,230
Washington H Soul Pattinson & Co. Ltd. (Australia)	11,784	128,599
Whitehaven Coal Ltd. (Australia)*	125,525	234,971
World Fuel Services Corp.	1,203	55,230

		26,713,935

Paper & Forest Products — 0.1%
Altri SGPS SA (Portugal)	4,680	19,031
China Agroforestry Low-Carbon Holdings Ltd. (China)*	160,000	3,562

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products (continued)
China Wood Optimization Holding Ltd. (Hong Kong)*	28,000	$8,918
Chung Hwa Pulp Corp. (Taiwan)	83,838	23,941
Clearwater Paper Corp.*	932	61,093
Duratex SA (Brazil)*	2,790	5,829
Empresas CMPC SA (Chile)	128,774	263,279
Ence Energia y Celulosa SA (Spain)	16,627	43,810
Evergreen Fibreboard Bhd (Malaysia)	112,800	24,106
Fibria Celulose SA (Brazil)	12,100	118,557
Hokuetsu Kishu Paper Co. Ltd. (Japan)	15,000	85,022
Holmen AB (Sweden) (Class B Stock)	3,055	109,359
Jaya Tiasa Holdings Bhd (Malaysia)	88,400	26,332
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	145,000	111,808
Long Chen Paper Co. Ltd. (Taiwan)	55,000	27,822
Miquel y Costas & Miquel SA (Spain)	1,792	46,651
Mondi Ltd. (South Africa)	10,684	217,418
Nippon Paper Industries Co. Ltd. (Japan)	6,600	111,506
Oji Holdings Corp. (Japan)	39,000	158,598
Sappi Ltd. (South Africa)*	24,501	159,834
Schweitzer-Mauduit International, Inc.	1,856	84,504
Shandong Chenming Paper Holdings Ltd. (China) (Class B Stock)	46,200	45,832
Ta Ann Holdings Bhd (Malaysia)	33,580	29,506
WTK Holdings Bhd (Malaysia)	54,000	11,962
YFY, Inc. (Taiwan)	290,000	86,797

		1,885,077

Personal Products — 0.1%
Amorepacific Corp. (South Korea)*	321	85,317
Beiersdorf AG (Germany)	1,046	88,605
Ci:z Holdings Co. Ltd. (Japan)	1,000	28,096
Edgewell Personal Care Co.*	755	55,107
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S (Turkey)	15,075	13,320
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,834	216,773
Fancl Corp. (Japan)	13,400	187,247
G&E Herbal Biotechnology Co. Ltd. (Taiwan)*	2,000	4,959
Golden Throat Holdings Group Co. Ltd. (China), 144A	15,000	5,794
Hengan International Group Co. Ltd. (China)	36,500	267,332
Industri Jamu Dan Farmasi Sido Muncul Tbk PT (Indonesia)	135,900	5,237
Kao Corp. (Japan)	4,400	208,274
Karex Bhd (Malaysia)	24,200	12,720
Kobayashi Pharmaceutical Co. Ltd. (Japan)	1,600	68,338
Kose Corp. (Japan)	500	41,454
LG Household & Health Care Ltd. (South Korea)*	115	81,592
L’Oreal SA (France)	2,699	491,936
Microbio Co. Ltd. (Taiwan)*	42,886	30,593
Natura Cosmeticos SA (Brazil)	1,800	12,731
Pola Orbis Holdings, Inc. (Japan)	300	24,733
Real Nutriceutical Group Ltd. (Hong Kong)	364,000	27,602
Shiseido Co. Ltd. (Japan)	3,400	85,932
Unilever NV (United Kingdom), CVA	17,055	700,602

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products (continued)
Unilever PLC (United Kingdom)	2,224	$89,939
Unilever PLC (United Kingdom), ADR(a)	15,337	624,216

		3,458,449

Pharmaceuticals — 1.0%
Adcock Ingram Holdings Ltd. (South Africa)	913	3,196
Allergan PLC*	6,052	1,270,981
ASKA Pharmaceutical Co. Ltd. (Japan)	1,900	27,656
Aspen Pharmacare Holdings Ltd. (South Africa)	6,642	136,830
Astellas Pharma, Inc. (Japan)	28,700	398,165
AstraZeneca PLC (United Kingdom)	8,425	460,073
AstraZeneca PLC (United Kingdom), ADR	15,884	433,951
Bayer AG (Germany)	11,990	1,249,164
Bristol-Myers Squibb Co.	10,394	607,425
Catalent, Inc.*	2,160	58,234
Center Laboratories, Inc. (Taiwan)*	11,282	21,521
China Animal Healthcare Ltd. (China)^	24,000	31
China Chemical & Pharmaceutical Co. Ltd. (Taiwan)	49,000	27,658
China Medical System Holdings Ltd. (China)	58,000	91,569
China Shineway Pharmaceutical Group Ltd. (China)	37,000	41,870
Chugai Pharmaceutical Co. Ltd. (Japan)	3,000	86,052
Consun Pharmaceutical Group Ltd. (China)	51,000	25,319
CSPC Pharmaceutical Group Ltd. (China)	206,000	219,344
Daiichi Sankyo Co. Ltd. (Japan)	11,200	228,695
Daito Pharmaceutical Co. Ltd. (Japan)	1,880	36,151
Dawnrays Pharmaceutical Holdings Ltd. (Hong Kong)	48,000	28,770
Eisai Co. Ltd. (Japan)	2,900	166,191
Eli Lilly & Co.	7,001	514,924
Endo International PLC*	8,507	140,110
Formosa Laboratories, Inc. (Taiwan)	3,000	9,291
Galenica AG (Switzerland)	70	78,879
GlaxoSmithKline PLC (United Kingdom), ADR	3,798	146,261
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (China) (Class H Stock)	8,000	20,623
H. Lundbeck A/S (Denmark)*	1,348	54,730
Hanmi Science Co. Ltd. (South Korea)*	521	26,270
Hisamitsu Pharmaceutical Co., Inc. (Japan)	1,500	74,920
Hypermarcas SA (Brazil)	8,500	68,241
Johnson & Johnson	22,793	2,625,982
Kalbe Farma Tbk PT (Indonesia)	326,600	36,601
Kissei Pharmaceutical Co. Ltd. (Japan)	9,200	228,791
KYORIN Holdings, Inc. (Japan)	6,000	128,396
Kyowa Hakko Kirin Co. Ltd. (Japan)	5,800	80,002
Livzon Pharmaceutical Group, Inc. (China) (Class H Stock)	3,800	22,168
Luye Pharma Group Ltd. (China)	127,000	75,131
Medicines Co. (The)*(a)	653	22,163
Mega Lifesciences PCL (Thailand)	21,900	15,442
Merck & Co., Inc.	23,262	1,369,434
Merck KGaA (Germany)	6,136	638,888
Mitsubishi Tanabe Pharma Corp. (Japan)	3,300	64,614
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	4,500	64,196
Nippon Shinyaku Co. Ltd. (Japan)	1,000	49,220
Novartis AG (Switzerland)	36,382	2,645,826

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Novo Nordisk A/S (Denmark) (Class B Stock)	18,000	$645,699
Oneness Biotech Co. Ltd. (Taiwan)	12,000	12,725
Ono Pharmaceutical Co. Ltd. (Japan)	5,900	128,588
Orion OYJ (Finland) (Class B Stock)	1,390	61,760
Otsuka Holdings Co. Ltd. (Japan)	7,500	326,703
Perrigo Co. PLC	2,706	225,220
Pfizer, Inc.	65,272	2,120,035
Phytohealth Corp. (Taiwan)*	10,000	9,456
Prestige Brands Holdings, Inc.*	676	35,220
Recordati SpA (Italy)	3,016	85,452
Richter Gedeon Nyrt (Hungary)	8,619	182,054
Roche Holding AG (Switzerland)	5,746	1,309,815
Rohto Pharmaceutical Co. Ltd. (Japan)	3,700	58,035
Sanofi (France)	23,533	1,903,007
Santen Pharmaceutical Co. Ltd. (Japan)	7,200	87,850
Sawai Pharmaceutical Co. Ltd. (Japan)	900	48,244
ScinoPharm Taiwan Ltd. (Taiwan)	10,564	12,634
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. (China) (Class H Stock)	38,000	51,719
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. (China) (Class H Stock)	22,000	18,306
Shionogi & Co. Ltd. (Japan)	4,100	195,951
Sihuan Pharmaceutical Holdings Group Ltd. (China)	829,000	230,200
Sino Biopharmaceutical Ltd. (Hong Kong)	233,000	163,387
Sinphar Pharmaceutical Co. Ltd. (Taiwan)	13,200	9,871
SSY Group Ltd. (Hong Kong)	120,000	38,132
STADA Arzneimittel AG (Germany)	9,561	493,941
Standard Chemical & Pharmaceutical Co. Ltd. (Taiwan)	11,000	11,099
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	4,200	72,090
Synmosa Biopharma Corp. (Taiwan)	3,605	3,363
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	1,000	82,899
Takeda Pharmaceutical Co. Ltd. (Japan)	9,000	373,374
Teva Pharmaceutical Industries Ltd. (Israel), ADR	18,906	685,343
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd. (China) (Class S Stock)	16,900	14,788
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	58,000	107,335
Towa Pharmaceutical Co. Ltd. (Japan)	900	35,224
Tsumura & Co. (Japan)	3,100	85,323
TTY Biopharm Co. Ltd. (Taiwan)	8,000	25,316
TWi Pharmaceuticals, Inc. (Taiwan)*	3,000	9,696
UCB SA (Belgium)	2,100	134,360
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. (China), 144A	15,800	31,514
YungShin Global Holding Corp. (Taiwan)	17,400	24,629
Zoetis, Inc.	1,950	104,384

		25,074,690

Professional Services — 0.1%
51job, Inc. (China), ADR*	1,200	40,559
Adcorp Holdings Ltd. (South Africa)	11,358	11,550
Advisory Board Co. (The)*	1,274	42,361

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
Bureau Veritas SA (France)	3,761	$72,792
DKSH Holding AG (Switzerland)	717	49,217
Equifax, Inc.	1,034	122,250
Experian PLC (Ireland)	12,353	239,176
FTI Consulting, Inc.*	1,725	77,763
Huron Consulting Group, Inc.*	791	40,064
IHS Markit Ltd.*	2,254	79,814
Intertek Group PLC (United Kingdom)	2,654	113,746
McMillan Shakespeare Ltd. (Australia)	2,868	22,457
Meitec Corp. (Japan)	1,900	72,582
Nielsen Holdings PLC	5,257	220,531
Pagegroup PLC (United Kingdom)	22,819	109,593
Recruit Holdings Co. Ltd. (Japan)	3,600	144,275
RELX NV (United Kingdom)	6,907	116,175
RELX PLC (United Kingdom)	11,955	213,045
RPX Corp.*	2,808	30,326
SGS SA (Switzerland)	19	38,604
Sporton International, Inc. (Taiwan)	3,019	15,940
Stantec, Inc. (Canada)	2,700	68,211
Synergie SA (France)	1,829	67,365
Teleperformance (France)	2,856	286,332
Temp Holdings Co. Ltd. (Japan)	3,600	55,673
Verisk Analytics, Inc. (Class A Stock)*	861	69,887
Wolters Kluwer NV (Netherlands)	3,335	120,625
Zhaopin Ltd. (Australia), ADR*	2,000	30,220

		2,571,133

Real Estate Management & Development — 0.8%
Aeon Mall Co. Ltd. (Japan)	14,380	202,079
Agung Podomoro Land Tbk PT (Indonesia)*	347,000	5,404
Alexander & Baldwin, Inc.	1,678	75,292
Aliansce Shopping Centers SA (Brazil)	1,300	5,772
Allreal Holding AG (Switzerland)*	600	89,115
Ananda Development PCL (Thailand)	138,600	19,120
Atrium European Real Estate Ltd. (Netherlands)*	31,331	129,231
Attacq Ltd. (South Africa)*	9,075	11,183
Azrieli Group Ltd. (Israel)	2,536	110,063
Bangkok Land PCL (Thailand)	1,015,600	48,780
Bayside Land Corp. (Israel)	455	165,029
Belle Corp. (Philippines)	272,900	17,549
BR Malls Participacoes SA (Brazil)*	67,960	249,523
BR Properties SA (Brazil)*	7,500	17,283
Brasil Brokers Participacoes SA (Brazil)*	8,800	4,272
BUWOG AG (Austria)*	9,486	220,217
C C Land Holdings Ltd. (Hong Kong)	280,000	81,165
CA Immobilien Anlagen AG (Austria)*	10,978	201,536
Capital & Counties Properties PLC (United Kingdom)	74,260	271,895
CapitaLand Ltd. (Singapore)	260,100	540,517
Carnival Group International Holdings Ltd. (Hong Kong)*	210,000	27,071
Castellum AB (Sweden)	38,071	521,577
Cathay Real Estate Development Co. Ltd. (Taiwan)*	64,400	36,321
Central China Real Estate Ltd. (China)	145,000	31,545
Central Pattana PCL (Thailand)	39,200	62,121
China Aoyuan Property Group Ltd. (China)	290,000	66,287

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
China Electronics Optics Valley Union Holding Co. Ltd. (China)*	172,000	$18,138
China Logistics Property Holdings Co. Ltd. (China)*	48,000	31,904
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	54,905
China Minsheng Drawin Technology Group Ltd. (Hong Kong)*	260,000	7,288
China New City Commercial Development Ltd. (China)*	90,000	23,144
China Overseas Property Holdings Ltd. (Hong Kong)	15,000	2,561
China SCE Property Holdings Ltd. (China)	333,000	99,931
China Vanke Co. Ltd. (China) (Class H Stock)	73,327	166,691
China Vast Industrial Urban Development Co. Ltd. (Hong Kong), 144A	42,000	16,787
Chong Hong Construction Co. Ltd. (Taiwan)	31,820	62,789
CIFI Holdings Group Co. Ltd. (China)	386,000	103,600
Ciputra Surya Tbk PT (Indonesia)	26,987	5,467
Corp Inmobiliaria Vesta SAB de CV (Mexico)	31,700	38,077
Country Garden Holdings Co. Ltd. (China)	893,000	497,749
Crown International Corp. Ltd. (Hong Kong)*	26,000	5,801
Daibiru Corp. (Japan)	7,500	64,182
Daito Trust Construction Co. Ltd. (Japan)	700	105,236
Da-Li Development Co. Ltd. (Taiwan)	19,793	11,967
Deutsche EuroShop AG (Germany)	2,173	88,387
Deutsche Wohnen AG (Germany)	6,245	195,884
Dios Fastigheter AB (Sweden)	30,145	198,332
Etalon Group Ltd. (Russia), GDR, RegS	9,374	29,963
Fabege AB (Sweden)	21,252	346,484
Farglory Land Development Co. Ltd. (Taiwan)	48,000	54,894
Filinvest Land, Inc. (Philippines)	1,201,000	36,833
First Capital Realty, Inc. (Canada)	18,200	280,188
Fullshare Holdings Ltd. (Hong Kong)	57,500	26,791
Global Logistic Properties Ltd. (Singapore)	291,500	441,394
Globe Trade Centre SA (Poland)*	11,691	22,888
Glorious Property Holdings Ltd. (Hong Kong)*	629,000	61,551
Goldcrest Co. Ltd. (Japan)	1,800	32,314
Grainger PLC (United Kingdom)	38,486	112,948
Great Eagle Holdings Ltd. (Hong Kong)	26,000	123,674
Greattown Holdings Ltd. (China) (Class B Stock)*	34,000	26,826
Grupo GICSA SA de CV (Mexico)*	29,200	14,199
Guangdong Land Holdings Ltd. (China)*	48,000	10,573
Guorui Properties Ltd. (China)	98,000	30,716
Hang Lung Group Ltd. (Hong Kong)	47,000	163,085
Hang Lung Properties Ltd. (Hong Kong)	203,000	428,056
Hanson International Tbk PT (Indonesia)*	1,416,500	17,753
Heiwa Real Estate Co. Ltd. (Japan)	2,800	38,100
Helbor Empreendimentos SA (Brazil)	11,700	5,536
Henderson Land Development Co. Ltd. (Hong Kong)	42,850	227,104
Hongkong Land Holdings Ltd. (Hong Kong)	162,900	1,031,157
Hopefluent Group Holdings Ltd. (China)	62,000	17,126

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Huaku Development Co. Ltd. (Taiwan)	28,000	$52,529
Huang Hsiang Construction Corp. (Taiwan)	14,000	17,284
Hulic Co. Ltd. (Japan)	47,700	423,214
Hung Poo Real Estate Development Corp. (Taiwan)	36,000	28,720
Hung Sheng Construction Ltd. (Taiwan)	39,000	22,602
Hydoo International Holding Ltd. (China)	302,000	22,561
Hysan Development Co. Ltd. (Hong Kong)	108,000	445,397
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,200	9,833
IMMOFINANZ AG (Austria)*	117,290	228,313
Inmobiliaria Colonial SA (Spain)	7,095	49,102
Intershop Holding AG (Switzerland)	414	203,679
Intiland Development Tbk PT (Indonesia)	168,300	6,244
Jiayuan International Group Ltd. (Hong Kong)*	58,000	25,433
KEE TAI Properties Co. Ltd. (Taiwan)	79,000	23,788
Kerry Properties Ltd. (Hong Kong)	59,000	159,549
Klovern AB (Sweden) (Class B Stock)	628	657
Kungsleden AB (Sweden)	13,484	85,279
Kuoyang Construction Co. Ltd. (Taiwan)	48,000	17,832
LEG Immobilien AG (Germany)*	4,871	377,793
LendLease Group (Australia)	9,771	102,679
Leopalace21 Corp. (Japan)	26,700	147,476
Lippo Karawaci Tbk PT (Indonesia)	587,300	31,254
Liu Chong Hing Investment Ltd. (Hong Kong)	16,000	21,342
Logan Property Holdings Co. Ltd. (China)	184,000	69,289
Longfor Properties Co. Ltd. (China)	126,500	160,002
LPN Development PCL (Thailand)	70,100	23,686
LPS Brasil Consultoria de Imoveis SA (Brazil)*	4,100	4,913
LSR Group PJSC (Russia), GDR, RegS	1,935	6,035
LVGEM China Real Estate Investment Co. Ltd. (Hong Kong)	184,000	56,605
Mah Sing Group Bhd (Malaysia)	366,100	116,671
Matrix Concepts Holdings Bhd (Malaysia)	35,800	19,277
Mingfa Group International Co. Ltd. (Hong Kong)*^	88,000	11,782
Mitsui Fudosan Co. Ltd. (Japan)	97,000	2,245,600
Mobimo Holding AG (Switzerland)*	375	93,741
Modernland Realty Tbk PT (Indonesia)*	681,200	17,266
Multiplan Empreendimentos Imobiliarios SA (Brazil)	1,900	34,664
Nam Tai Property, Inc. (China)	2,185	16,169
New World Development Co. Ltd. (Hong Kong)	257,000	270,777
Nexity SA (France)*	7,055	329,974
NTT Urban Development Corp. (Japan)	11,100	97,858
Parque Arauco SA (Chile)	28,747	65,645
Ping An Securities Group Holdings Ltd. (Hong Kong)*	1,980,000	20,169
Platinum Group PCL (The) (Thailand) (Class F Stock)	68,300	13,828
Powerlong Real Estate Holdings Ltd. (China)	310,000	90,730
PP Properti Tbk PT (Indonesia)	78,500	7,900
Prince Housing & Development Corp. (Taiwan)	228,000	74,284

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Property Perfect PCL (Thailand)	757,700	$19,043
PSP Swiss Property AG (Switzerland)	4,899	423,111
Puradelta Lestari Tbk PT (Indonesia)	281,600	4,794
Radium Life Tech Co. Ltd. (Taiwan)	115,260	33,495
Realogy Holdings Corp.	2,050	52,747
Red Star Macalline Group Corp. Ltd. (China) (Class H Stock), 144A	241,000	248,347
Redco Properties Group Ltd. (China), 144A	48,000	19,498
Robinsons Land Corp. (Philippines)	261,600	136,774
Rojana Industrial Park PCL (Thailand)	142,280	18,038
Ronshine China Holdings Ltd. (China)*	21,500	15,578
Sansiri PCL (Thailand)	648,500	30,061
Savills PLC (United Kingdom)	2,558	22,125
SC Asset Corp. PCL (Thailand)	260,200	24,850
Selvaag Bolig ASA (Norway)	4,383	20,278
Sentul City Tbk PT (Indonesia)*	1,214,100	8,280
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. (China) (Class B Stock)	10,400	15,454
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. (China) (Class B Stock)	19,340	28,314
Shanghai Shibei Hi-Tech Co. Ltd. (China) (Class B Stock)	35,000	39,655
Shenzhen SEG Co. Ltd. (China) (Class B Stock)	34,400	21,942
Shenzhen Wongtee International Enterprise Co. Ltd. (China)*	29,700	19,546
Siam Future Development PCL (Thailand)	110,524	18,981
Singha Estate PCL (Thailand)	33,900	4,177
Sino Land Co. Ltd. (Hong Kong)	124,000	184,890
Sinyi Realty, Inc. (Taiwan)	16,000	15,932
SM Prime Holdings, Inc. (Philippines)	1,188,200	676,498
Sonae Sierra Brasil SA (Brazil)	2,400	12,705
SP Setia Bhd Group (Malaysia)	43,500	30,403
St. Joe Co. (The)*	3,082	58,558
Summarecon Agung Tbk PT (Indonesia)	151,500	14,805
Sun Hung Kai Properties Ltd. (Hong Kong)	42,704	537,749
Sunshine 100 China Holdings Ltd. (China), 144A	131,000	62,552
Sunway Bhd (Malaysia)	77,100	51,984
Supalai PCL (Thailand)	53,600	37,419
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	14,000	133,221
Swire Properties Ltd. (Hong Kong)	59,800	164,623
Swiss Prime Site AG (Switzerland)*	8,335	682,025
TAG Immobilien AG (Germany)	6,311	83,166
Taiwan Land Development Corp. (Taiwan)	143,882	45,283
TICON Industrial Connection PCL (Thailand) (Class F Stock)	52,800	24,476
Times Property Holdings Ltd. (China)	106,000	51,664
Tokyu Fudosan Holdings Corp. (Japan)	52,100	306,846
Tosei Corp. (Japan)	9,000	67,339
Tropicana Corp. Bhd (Malaysia)	78,800	17,567
United Development Co. QSC (Qatar)	27,384	155,938
UOA Development Bhd (Malaysia)	37,500	19,621
Vista Land & Lifescapes, Inc. (Philippines)	413,200	41,060
Vonovia SE (Germany)	8,446	274,220
WHA Corp. PCL (Thailand)*	391,350	32,348

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Wheelock & Co. Ltd. (Hong Kong)	47,000	$263,776
Wing Tai Holdings Ltd. (Singapore)	62,300	68,237
Wuzhou International Holdings Ltd. (China)*	208,000	20,917
Xinyuan Real Estate Co. Ltd. (China), ADR	8,500	42,160
Yanlord Land Group Ltd. (Singapore)	638,500	581,290
Yida China Holdings Ltd. (Hong Kong)	172,000	62,011
Ying Li International Real Estate Ltd. (Singapore)*	268,400	27,560
YNH Property Bhd (Malaysia)*	22,668	7,586
Yuzhou Properties Co. Ltd. (China)	198,000	68,885
Zall Group Ltd. (China)(a)	72,000	55,660

		21,144,407

Road & Rail — 0.3%
Aurizon Holdings Ltd. (Australia)	21,704	78,912
Blue Bird Tbk PT (Indonesia)	45,600	10,145
BTS Group Holdings PCL (Thailand)	244,300	58,328
Canadian National Railway Co. (Canada)	8,600	578,778
Central Japan Railway Co. (Japan)	4,800	788,110
CJ Korea Express Corp. (South Korea)*	343	50,798
ComfortDelGro Corp. Ltd. (Singapore)	44,000	74,768
Cosan Logistica SA (Brazil)*	9,600	14,718
Dazhong Transportation Group Co. Ltd. (China) (Class B Stock)	55,700	40,048
DSV A/S (Denmark)	2,312	102,677
East Japan Railway Co. (Japan)	7,800	672,506
Evergreen International Storage & Transport Corp. (Taiwan)	73,000	28,939
Firstgroup PLC (United Kingdom)*	70,490	89,855
Guangshen Railway Co. Ltd. (China) (Class H Stock)	118,000	71,015
Hankyu Hanshin Holdings, Inc. (Japan)	5,100	163,306
Heartland Express, Inc.(a)	2,036	41,453
Hitachi Transport System Ltd. (Japan)	4,000	81,038
J.B. Hunt Transport Services, Inc.	504	48,923
JSL SA (Brazil)	2,600	7,174
Keikyu Corp. (Japan)	7,000	81,082
Keio Corp. (Japan)	21,000	172,498
Keisei Electric Railway Co. Ltd. (Japan)	5,600	135,598
Kintetsu Group Holdings Co. Ltd. (Japan)	31,000	118,131
Knight Transportation, Inc.(a)	1,521	50,269
Landstar System, Inc.	380	32,413
Localiza Rent a Car SA (Brazil)	1,900	19,977
MTR Corp. Ltd. (Hong Kong)	24,730	119,897
Nagoya Railroad Co. Ltd. (Japan)	17,000	82,079
Nankai Electric Railway Co. Ltd. (Japan)	13,000	65,867
National Express Group PLC (United Kingdom)	34,098	148,590
Nikkon Holdings Co. Ltd. (Japan)	11,200	233,217
Nippon Express Co. Ltd. (Japan)	30,000	161,078
Nobina AB (Sweden), 144A	17,866	99,500
Norfolk Southern Corp.	4,151	448,599
Northgate PLC (United Kingdom)	5,942	36,110
Odakyu Electric Railway Co. Ltd. (Japan)	4,500	88,920
Old Dominion Freight Line, Inc.*	865	74,208
PKP Cargo SA (Poland)*	4,215	47,318
Sankyu, Inc. (Japan)	33,000	199,124
Seino Holdings Co. Ltd. (Japan)	48,100	532,970
Senko Co. Ltd. (Japan)	27,600	185,953

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Tobu Railway Co. Ltd. (Japan)	24,000	$118,977
Tokyu Corp. (Japan)	20,000	146,763
Union Pacific Corp.	8,861	918,708
Werner Enterprises, Inc.	2,409	64,923
West Japan Railway Co. (Japan)	4,300	263,401

		7,647,661

Semiconductors & Semiconductor Equipment — 0.6%
ams AG (Austria)	1,971	55,852
Ardentec Corp. (Taiwan)	37,714	27,815
ASM International NV (Netherlands)	12,303	551,579
ASML Holding NV (Netherlands)	5,291	592,967
ASPEED Technology, Inc. (Taiwan)	1,000	14,550
BE Semiconductor Industries NV (Netherlands)	9,925	330,146
Chen Full International Co. Ltd. (Taiwan)	3,000	4,457
China Soft Power Technology Holdings Ltd. (Hong Kong)*	406,000	8,555
ChipMOS TECHNOLOGIES, Inc. (Taiwan)	32,000	23,015
ChipMOS TECHNOLOGIES, Inc. (Taiwan), ADR	2,419	34,132
Cirrus Logic, Inc.*	1,304	73,728
Dialog Semiconductor PLC (United Kingdom)*	2,428	102,013
Disco Corp. (Japan)	800	96,721
Everlight Electronics Co. Ltd. (Taiwan)	38,000	54,238
Formosa Advanced Technologies Co. Ltd. (Taiwan)	25,000	18,215
Global Lighting Technologies, Inc. (Taiwan)	7,000	15,019
Global Mixed Mode Technology, Inc. (Taiwan)	3,000	6,447
Global Unichip Corp. (Taiwan)	2,000	4,852
Greatek Electronics, Inc. (Taiwan)	33,000	39,832
Hanergy Thin Film Power Group Ltd. (China)*^	148,000	—
Himax Technologies, Inc. (Taiwan), ADR	4,600	27,783
Holtek Semiconductor, Inc. (Taiwan)	9,000	13,770
Hua Hong Semiconductor Ltd. (China), 144A	58,000	64,542
Intel Corp.	66,588	2,415,147
JA Solar Holdings Co. Ltd. (China), ADR*(a)	8,300	39,507
King Yuan Electronics Co. Ltd. (Taiwan)	97,000	75,597
Kinsus Interconnect Technology Corp. (Taiwan)	31,000	68,144
KLA-Tencor Corp.	1,319	103,779
Land Mark Optoelectronics Corp. (Taiwan)	2,000	16,535
Linear Technology Corp.	1,263	78,748
Lite-On Semiconductor Corp. (Taiwan)	39,000	28,510
Malaysian Pacific Industries Bhd (Malaysia)	11,600	19,151
Maxim Integrated Products, Inc.	2,983	115,054
Megachips Corp. (Japan)	3,400	75,144
Melexis NV (Belgium)	1,731	115,788
Mimasu Semiconductor Industry Co. Ltd. (Japan)	6,500	91,956
Mitsui High-Tec, Inc. (Japan)	2,100	14,950
Nanya Technology Corp. (Taiwan)	47,000	69,909
NuFlare Technology, Inc. (Japan)	2,000	121,252
NXP Semiconductors NV (Netherlands)*	7,172	702,928

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
Orient Semiconductor Electronics Ltd. (Taiwan)*	57,000	$19,974
Phison Electronics Corp. (Taiwan)	11,000	86,512
Powertech Technology, Inc. (Taiwan)	53,000	142,225
QUALCOMM, Inc.	21,176	1,380,675
Rambus, Inc.*	2,364	32,552
Rudolph Technologies, Inc.*	2,597	60,640
SCREEN Holdings Co. Ltd. (Japan)	1,800	111,255
Semiconductor Manufacturing International Corp. (China)*	386,300	603,928
Shinko Electric Industries Co. Ltd. (Japan)	29,500	198,730
Sigurd Microelectronics Corp. (Taiwan)	35,000	25,235
Siliconware Precision Industries Co. Ltd. (Taiwan)	129,000	191,347
Sitronix Technology Corp. (Taiwan)	6,000	19,019
Sonix Technology Co. Ltd. (Taiwan)	12,000	11,894
SPI Energy Co. Ltd. (China), ADR*(a)	6,700	12,663
STMicroelectronics NV (Switzerland), (CHI-X)	16,145	183,224
Sunplus Technology Co. Ltd. (Taiwan)	75,000	26,297
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	198,200	5,698,250
Taiwan Surface Mounting Technology Corp. (Taiwan)	49,000	40,063
Tessera Holding Corp.	1,015	44,863
Tokyo Electron Ltd. (Japan)	2,800	263,338
Tokyo Seimitsu Co. Ltd. (Japan)	4,100	121,215
Topco Scientific Co. Ltd. (Taiwan)	8,930	23,321
Trina Solar Ltd. (China), ADR*(a)	12,600	117,180
Ulvac, Inc. (Japan)	2,100	64,108
Unisem M Bhd (Malaysia)	45,000	23,682
Versum Materials, Inc.*	1,084	30,428
Visual Photonics Epitaxy Co. Ltd. (Taiwan)*	3,750	5,739
Win Semiconductors Corp. (Taiwan)	32,440	90,993
Youngtek Electronics Corp. (Taiwan)	14,130	20,375

		15,962,052

Software — 0.4%
Activision Blizzard, Inc.	7,470	269,742
Altium Ltd. (Australia)	33,718	196,531
ANSYS, Inc.*	1,159	107,196
Asseco Poland SA (Poland)	7,220	93,062
AVEVA Group PLC (United Kingdom)	2,861	66,336
CA, Inc.	5,454	173,274
Capcom Co. Ltd. (Japan)	2,200	51,643
CD Projekt SA (Poland)*	770	9,599
CDK Global, Inc.	1,232	73,538
Check Point Software Technologies Ltd. (Israel)*(a)	2,188	184,798
Cyberlink Corp. (Taiwan)	9,000	21,660
Dassault Systemes SE (France)	1,888	143,707
Electronic Arts, Inc.*	3,128	246,361
Fuji Soft, Inc. (Japan)	7,100	168,186
Gamania Digital Entertainment Co. Ltd. (Taiwan)	8,000	7,297
Gemalto NV (Netherlands)	2,162	124,859
Konami Holdings Corp. (Japan)	2,500	100,896
KongZhong Corp. (China), ADR*	5,400	37,475
Linx SA (Brazil)	1,900	10,128

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Marvelous, Inc. (Japan)(a)	11,600	$76,688
Mentor Graphics Corp.(a)	2,038	75,182
Micro Focus International PLC (United Kingdom)	18,768	504,038
Microsoft Corp.	67,394	4,187,863
National Agricultural Holdings Ltd. (Hong Kong)*	110,000	25,568
Open Text Corp. (Canada)	2,000	123,517
Oracle Corp.	41,041	1,578,026
Sage Group PLC (The) (United Kingdom)	19,794	159,561
SAP SE (Germany)	13,257	1,146,801
Shanghai Baosight Software Co. Ltd. (China) (Class B Stock)	15,600	24,508
SimCorp A/S (Denmark)	1,192	58,051
Software AG (Germany)	12,376	448,550
Square Enix Holdings Co. Ltd. (Japan)	2,300	58,970
SS&C Technologies Holdings, Inc.(a)	2,854	81,624
Symantec Corp.	8,398	200,628
Synopsys, Inc.*	2,420	142,441
Take-Two Interactive Software, Inc.*	1,294	63,781
Technology One Ltd. (Australia)	16,626	67,569
TOTVS SA (Brazil)	2,886	21,317
Trend Micro, Inc. (Japan)	2,000	70,987
Ubisoft Entertainment SA (France)*	2,151	76,438
Verint Systems, Inc.*	2,244	79,101
VMware, Inc. (Class A Stock)*(a)	2,473	194,699
Zynga, Inc. (Class A Stock)*	13,437	34,533

		11,586,729

Specialty Retail — 0.4%
Aaron’s, Inc.	2,184	69,866
Abercrombie & Fitch Co. (Class A Stock)	1,890	22,679
Ace Hardware Indonesia Tbk PT (Indonesia)	145,500	9,016
Adastria Co. Ltd. (Japan)	880	22,769
Advance Auto Parts, Inc.	907	153,392
Alpen Co. Ltd. (Japan)	4,000	71,703
American Eagle Outfitters, Inc.(a)	2,918	44,266
AOKI Holdings, Inc. (Japan)	2,600	31,914
Aoyama Trading Co. Ltd. (Japan)	6,700	232,823
Autobacs Seven Co. Ltd. (Japan)	3,200	48,011
AutoNation, Inc.*	1,742	84,748
Barnes & Noble Education, Inc.*	1,673	19,189
Barnes & Noble, Inc.	2,503	27,908
Beauty Community PCL (Thailand)	29,600	9,649
Bed Bath & Beyond, Inc.	2,862	116,312
Best Buy Co., Inc.(a)	3,791	161,762
Bic Camera, Inc. (Japan)	5,600	51,194
Bilia AB (Sweden) (Class A Stock)	669	15,351
Buckle, Inc. (The)(a)	852	19,426
Cabela’s, Inc.*	847	49,592
Cashbuild Ltd. (South Africa)	896	22,494
Cato Corp. (The) (Class A Stock)	1,044	31,404
Chico’s FAS, Inc.	3,436	49,444
Children’s Place, Inc. (The)(a)	397	40,077
China Greenland Rundong Auto Group Ltd. (China), 144A*	39,000	16,318
China Yongda Automobiles Services Holdings Ltd. (China)	101,000	50,684

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Chiyoda Co. Ltd. (Japan)	2,400	$56,918
Cia Hering (Brazil)	4,100	19,047
CST Brands, Inc.	694	33,416
DCM Holdings Co. Ltd. (Japan)	5,400	47,922
Dick’s Sporting Goods, Inc.	1,338	71,048
DNA 2002 PCL (Thailand)	78,900	2,928
DSW, Inc. (Class A Stock)	1,735	39,298
EDION Corp. (Japan)(a)	34,200	320,265
Express, Inc.*	2,558	27,524
Fast Retailing Co. Ltd. (Japan)	500	178,514
Fielmann AG (Germany)	1,421	93,775
Finish Line, Inc. (The) (Class A Stock)	1,069	20,108
Foot Locker, Inc.	1,863	132,068
GameStop Corp. (Class A Stock)(a)	3,168	80,024
Gap, Inc. (The)(a)	4,239	95,123
Geo Holdings Corp. (Japan)	8,300	96,483
Giordano International Ltd. (Hong Kong)	66,000	35,586
GNC Holdings, Inc. (Class A Stock)	2,886	31,861
Haverty Furniture Cos., Inc.	1,125	26,663
Hengdeli Holdings Ltd. (Hong Kong)	424,000	60,967
Hennes & Mauritz AB (Sweden) (Class B Stock)	9,981	276,684
Holdsport Ltd. (South Africa)	1,931	8,241
Home Depot, Inc. (The)	4,967	665,975
Home Product Center PCL (Thailand)	116,448	33,168
Honeys Co. Ltd. (Japan)	3,070	31,942
Industria de Diseno Textil SA (Spain)	7,530	256,518
JB Hi-Fi Ltd. (Australia)	27,893	563,789
JD Sports Fashion PLC (United Kingdom)	129,625	508,181
KappAhl AB (Sweden)	13,876	76,790
Kingfisher PLC (United Kingdom)	60,372	260,108
Kohnan Shoji Co. Ltd. (Japan)	12,100	227,307
Komeri Co. Ltd. (Japan)	1,800	40,583
Konaka Co. Ltd. (Japan)	3,100	15,464
Koradior Holdings Ltd. (China)	11,000	12,034
K’s Holdings Corp. (Japan)	2,600	45,457
Lewis Group Ltd. (South Africa)	9,258	28,342
Lowe’s Cos., Inc.	9,253	658,073
M.Video PJSC (Russia)	2,900	18,341
Monro Muffler Brake, Inc.(a)	631	36,093
Murphy USA, Inc.*	1,249	76,776
Nitori Holdings Co. Ltd. (Japan)	800	91,212
Office Depot, Inc.	19,492	88,104
O’Reilly Automotive, Inc.*(a)	909	253,075
Pou Sheng International Holdings Ltd. (Hong Kong)	156,000	44,730
PTG Energy PCL (Thailand)	13,400	12,255
Rent-A-Center, Inc.(a)	2,167	24,379
Ross Stores, Inc.	3,266	214,250
Sanrio Co. Ltd. (Japan)	1,100	20,710
Senao International Co. Ltd. (Taiwan)	9,000	14,586
Shimamura Co. Ltd. (Japan)	400	49,873
Siam Global House PCL (Thailand)	58,590	29,614
Signet Jewelers Ltd.(a)	1,705	160,713
Staples, Inc.	20,710	187,426
Super Group Ltd. (South Africa)*	10,743	30,249
Super Retail Group Ltd. (Australia)	6,463	48,115
Symphony Holdings Ltd. (Hong Kong)	1,030,000	95,426

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Tiphone Mobile Indonesia Tbk PT (Indonesia)	122,600	$7,765
TJX Cos., Inc. (The)	5,925	445,145
Tractor Supply Co.	984	74,597
Tsann Kuen Enterprise Co. Ltd. (Taiwan)	21,000	19,174
Ulta Salon Cosmetics & Fragrance, Inc.*	393	100,191
Urban Outfitters, Inc.*	1,388	39,530
USS Co. Ltd. (Japan)	3,300	52,423
Valora Holding AG (Switzerland)	665	188,808
Via Varejo SA (Brazil), UTS	8,500	28,075
Vitamin Shoppe, Inc.*	971	23,061
WH Smith PLC (United Kingdom)	11,713	224,432
Williams-Sonoma, Inc.(a)	685	33,147
Xebio Holdings Co. Ltd. (Japan)	2,400	37,002
Yamada Denki Co. Ltd. (Japan)	23,300	125,458
Yellow Hat Ltd. (Japan)	1,900	40,997

		9,585,917

Technology Hardware, Storage & Peripherals — 0.7%
Advantech Co. Ltd. (Taiwan)	9,596	75,669
Apple, Inc.	78,660	9,110,401
Asustek Computer, Inc. (Taiwan)	71,000	581,303
Aten International Co. Ltd. (Taiwan)	8,000	19,848
Axiomtek Co. Ltd. (Taiwan)	5,000	9,024
BOE Technology Group Co. Ltd. (China) (Class B Stock)	112,600	32,343
Cal-Comp Electronics Thailand PCL (Thailand) (Class F Stock)	329,354	24,832
Canon, Inc. (Japan)(a)	25,300	712,503
Chicony Electronics Co. Ltd. (Taiwan)	37,365	86,509
CMC Magnetics Corp. (Taiwan)*	429,852	46,371
DFI, Inc. (Taiwan)	7,000	11,210
Eizo Corp. (Japan)	5,200	154,397
Elitegroup Computer Systems Co. Ltd. (Taiwan)	87,216	42,014
FUJIFILM Holdings Corp. (Japan)	13,900	526,335
Getac Technology Corp. (Taiwan)	47,000	55,215
Gigabyte Technology Co. Ltd. (Taiwan)	55,000	73,255
Ibase Technology, Inc. (Taiwan)*	1,269	2,455
IEI Integration Corp. (Taiwan)	19,660	27,088
Infortrend Technology, Inc. (Taiwan)	40,000	19,955
Inventec Corp. (Taiwan)	264,000	180,094
Jess-Link Products Co. Ltd. (Taiwan)	16,000	14,000
Lenovo Group Ltd. (China)	522,000	314,665
Lite-On Technology Corp. (Taiwan)	184,261	277,101
Logitech International SA (Switzerland)	11,890	295,923
Melco Holdings, Inc. (Japan)	3,100	84,139
Micro-Star International Co. Ltd. (Taiwan)	43,000	97,575
Neopost SA (France)	2,690	84,013
NetApp, Inc.	4,511	159,103
Portwell, Inc. (Taiwan)	10,000	12,326
Primax Electronics Ltd. (Taiwan)	32,000	43,599
Quanta Computer, Inc. (Taiwan)	218,000	406,219
Quanta Storage, Inc. (Taiwan)	30,000	27,677
Ricoh Co. Ltd. (Japan)	32,800	277,087
Riso Kagaku Corp. (Japan)	4,200	70,793
Ritek Corp. (Taiwan)*	369,398	58,409
Samsung Electronics Co. Ltd. (South Korea)	2,737	4,073,513

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Sunrex Technology Corp. (Taiwan)	45,612	$23,971
Transcend Information, Inc. (Taiwan)	15,000	39,624
TSC Auto ID Technology Co. Ltd. (Taiwan)	1,000	7,532
Wistron Corp. (Taiwan)	315,798	243,371

		18,401,461

Textiles, Apparel & Luxury Goods — 0.3%
361 Degrees International Ltd. (China)	99,000	38,150
adidas AG (Germany)	1,862	293,672
Aksa Akrilik Kimya Sanayii A/S (Turkey)	7,792	20,262
ANTA Sports Products Ltd. (China)	43,000	127,788
Arezzo Industria e Comercio SA (Brazil)	1,200	9,240
Asics Corp. (Japan)	3,200	63,769
Belle International Holdings Ltd. (China)	708,000	396,601
Best Pacific International Holdings Ltd. (China) (Class H Stock)	28,000	21,507
Bijou Brigitte AG (Germany)	651	37,785
Bosideng International Holdings Ltd. (Hong Kong)	634,000	54,619
Boyner Perakende Ve Tekstil Yatirimlari A/S (Turkey)*	331	6,832
Brunello Cucinelli SpA (Italy)	2,715	58,123
C.Banner International Holdings Ltd. (China)	101,000	30,047
Cabbeen Fashion Ltd. (China)	54,000	14,039
Carter’s, Inc.	813	70,235
CCC SA (Poland)	951	46,222
China Dongxiang Group Co. Ltd. (China)	541,000	97,486
China Lilang Ltd. (China)	60,000	33,728
Christian Dior SE (France)	872	182,695
Citychamp Watch & Jewellery Group Ltd. (Hong Kong)	136,000	33,220
Coach, Inc.	2,818	98,686
Cosmo Lady China Holdings Co. Ltd. (China), 144A	85,000	32,828
Daphne International Holdings Ltd. (China)	76,000	7,628
De Licacy Industrial Co. Ltd. (Taiwan)	9,000	7,193
Deckers Outdoor Corp.*	695	38,496
Eclat Textile Co. Ltd. (Taiwan)	6,191	64,462
Everest Textile Co. Ltd. (Taiwan)	31,000	16,318
Feng TAY Enterprise Co. Ltd. (Taiwan)	13,896	51,467
Fila Korea Ltd. (South Korea)*	1,003	58,503
Formosa Taffeta Co. Ltd. (Taiwan)	109,000	99,460
Forus SA (Chile)	4,865	16,379
Fuguiniao Co. Ltd. (China) (Class H Stock)*^	50,000	19,963
Gildan Activewear, Inc. (Canada)	4,300	109,177
Grendene SA (Brazil)	4,000	21,606
Guararapes Confeccoes SA (Brazil)	600	11,208
Gunze Ltd. (Japan)	24,000	79,663
Handsome Co. Ltd. (South Korea)*	1,910	55,127
Hanesbrands, Inc.	6,169	133,065
Hansae Co. Ltd. (South Korea)	1,102	23,369
Hermes International (France)	205	84,095
HOSA International Ltd. (China)	76,000	25,930
Kering (France)	1,436	322,101
Kwong Fong Industries Corp. (Taiwan)*	21,852	17,221
Lao Feng Xiang Co. Ltd. (China) (Class B Stock)	7,800	26,793
Lealea Enterprise Co. Ltd. (Taiwan)	170,258	43,476

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
LF Corp. (South Korea)*	2,778	$49,538
Li Ning Co. Ltd. (China)*	86,291	54,034
Li Peng Enterprise Co. Ltd. (Taiwan)*	156,650	39,365
Lululemon Athletica, Inc.*	855	55,566
Luthai Textile Co. Ltd. (China) (Class B Stock)	30,000	35,988
Luxottica Group SpA (Italy)	1,901	102,172
LVMH Moet Hennessy Louis Vuitton SE (France)	3,670	699,767
Makalot Industrial Co. Ltd. (Taiwan)	9,731	37,291
MC Group PCL (Thailand)	38,800	16,361
Michael Kors Holdings Ltd.*	3,153	135,516
Nan Liu Enterprise Co. Ltd. (Taiwan)	2,000	9,364
NIKE, Inc. (Class B Stock)	14,254	724,531
Onward Holdings Co. Ltd. (Japan)	11,000	76,968
Pan Brothers Tbk PT (Indonesia)	225,300	7,683
Pegas Nonwovens SA (Czech Republic)	1,922	57,574
Pou Chen Corp. (Taiwan)	232,000	288,298
PRADA SpA (Italy)	17,500	59,155
Puma SE (Germany)	269	70,618
Ralph Lauren Corp.	1,125	101,610
Restoque Comercio e Confeccoes de Roupas SA (Brazil)*	6,600	6,408
Safilo Group SpA (Italy)*	2,483	20,816
Samsonite International SA	32,400	92,229
Sanyo Shokai Ltd. (Japan)	15,000	22,561
Shanghai Haixin Group Co. (China) (Class B Stock)	26,100	21,611
Shaw Brothers Holdings Ltd. (China)*	62,000	6,296
Shenzhou International Group Holdings Ltd. (China)	27,000	170,226
Silverman Holdings Ltd. (China)	100,000	15,576
Sri Rejeki Isman Tbk PT (Indonesia)	667,800	11,378
Tainan Enterprises Co. Ltd. (Taiwan)	17,000	15,666
Tainan Spinning Co. Ltd. (Taiwan)	236,143	89,344
Taiwan Paiho Ltd. (Taiwan)	12,000	35,229
Texwinca Holdings Ltd. (Hong Kong)	62,000	40,472
Toung Loong Textile Manufacturing (Taiwan)	3,000	7,744
TSI Holdings Co. Ltd. (Japan)	7,800	46,676
VF Corp.	3,868	206,358
Victory City International Holdings Ltd. (Hong Kong)	442,000	14,488
Vistula Group SA (Poland)*	1,404	1,154
Wacoal Holdings Corp. (Japan)	11,000	128,061
Weiqiao Textile Co. (China) (Class H Stock)	93,500	58,262
Xtep International Holdings Ltd. (China)	100,000	41,874
Yondoshi Holdings, Inc. (Japan)	1,500	31,635
Youngone Corp. (South Korea)*	1,621	41,083
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	35,000	126,865
Zig Sheng Industrial Co. Ltd. (Taiwan)	83,000	23,804

		6,997,449

Thrifts & Mortgage Finance — 0.1%
Aareal Bank AG (Germany)	13,427	503,592
Amlak Finance PJSC (United Arab Emirates)*	950,974	325,158
Astoria Financial Corp.	4,585	85,510
BofI Holding, Inc.*(a)	2,203	62,896

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance (continued)
Capitol Federal Financial, Inc.	9,763	$160,699
Deutsche Pfandbriefbank AG (Germany), 144A	18,369	175,943
EverBank Financial Corp.	2,222	43,218
Genworth MI Canada, Inc. (Canada)	3,500	87,744
Genworth Mortgage Insurance Australia Ltd. (Australia)	37,750	88,976
Kearny Financial Corp.	9,320	144,925
Malaysia Building Society Bhd (Malaysia)	238,600	47,783
New York Community Bancorp, Inc.	11,148	177,365
Northwest Bancshares, Inc.	6,169	111,227
OneSavings Bank PLC (United Kingdom)	30,359	126,153
Oritani Financial Corp.	3,902	73,163
Paragon Group of Cos. PLC (The) (United Kingdom)	67,427	343,597
Provident Financial Services, Inc.	5,608	158,706
Walker & Dunlop, Inc.*	1,799	56,129
Washington Federal, Inc.	4,253	146,091

		2,918,875

Tobacco — 0.1%
Altria Group, Inc.	3,792	256,415
British American Tobacco Malaysia Bhd (Malaysia)	1,700	16,887
British American Tobacco PLC (United Kingdom)	8,556	484,918
Gudang Garam Tbk PT (Indonesia)	17,100	80,937
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	100,300	28,451
Imperial Brands PLC (United Kingdom)	9,468	412,623
Japan Tobacco, Inc. (Japan)	13,700	449,684
KT&G Corp. (South Korea)	2,256	188,714
Philip Morris CR A/S (Czech Republic)	93	47,450
Reynolds American, Inc.	9,592	537,536
Universal Corp.	1,443	91,991

		2,595,606

Trading Companies & Distributors — 0.2%
AKR Corporindo Tbk PT (Indonesia)	34,200	15,197
B&B Tools AB (Sweden) (Class B Stock)	9,368	196,201
BayWa AG (Germany)	2,600	84,198
BEP International Holdings Ltd. (Hong Kong)	120,000	6,854
Brenntag AG (Germany)	2,830	156,864
Bunzl PLC (United Kingdom)	6,667	173,085
Cramo OYJ (Finland)	1,495	37,393
Daiichi Jitsugyo Co. Ltd. (Japan)	6,000	34,242
Fastenal Co.	2,153	101,148
Ferreycorp SAA (Peru)	135,278	68,123
Fly Leasing Ltd. (Ireland), ADR*	2,864	38,091
Greater China Financial Holdings Ltd. (Hong Kong)*	436,000	13,349
Hanwa Co. Ltd. (Japan)	10,000	65,238
Hudaco Industries Ltd. (South Africa)	991	8,254
Inaba Denki Sangyo Co. Ltd. (Japan)	5,200	178,775
Inabata & Co. Ltd. (Japan)	6,900	75,910
Invicta Holdings Ltd. (South Africa)	3,332	16,722
Iwatani Corp. (Japan)	18,000	95,531
Kamei Corp. (Japan)	20,100	204,825

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
Kloeckner & Co. SE (Germany)*	40,259	$502,719
Kuroda Electric Co. Ltd. (Japan)	3,100	61,145
Lumax International Corp. Ltd. (Taiwan)	7,000	11,432
Mills Estruturas e Servicos de Engenharia SA (Brazil)*	4,900	5,887
MISUMI Group, Inc. (Japan)	3,000	49,280
Mitsui & Co. Ltd. (Japan)	59,100	809,807
MSC Industrial Direct Co., Inc. (Class A Stock)	858	79,271
Nagase & Co. Ltd. (Japan)	14,000	182,570
Nishio Rent All Co. Ltd. (Japan)	2,100	64,281
Prosperity International Holdings HK Ltd. (Hong Kong)*	720,000	12,049
Seven Group Holdings Ltd. (Australia)	12,773	72,033
Shanghai Dasheng Agricultural Finance Technology Co. Ltd. (China)	200,000	19,331
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. (China)	5,800	9,715
Solar A/S (Denmark) (Class B Stock)	889	45,370
Tomoe Engineering Co. Ltd. (Japan)	2,200	31,745
Toromont Industries Ltd. (Canada)	2,000	63,084
Trencor Ltd. (South Africa)	13,094	27,146
W.W. Grainger, Inc.(a)	574	133,312
Wakita & Co. Ltd. (Japan)	5,300	44,078
Watsco, Inc.	364	53,916
Wolseley PLC (Switzerland)	2,837	173,189

		4,021,360

Transportation Infrastructure — 0.1%
Abertis Infraestructuras SA (Spain)	6,646	92,855
Aena SA (Spain), 144A(g)	1,283	174,798
Aeroports de Paris (France)	1,258	134,716
Airports of Thailand PCL (Thailand)	12,000	133,369
Anhui Expressway Co. Ltd. (China) (Class H Stock)	14,000	10,744
ASTM SpA (Italy)	9,608	104,755
Atlantia SpA (Italy)	5,909	138,249
Auckland International Airport Ltd. (New Zealand)	20,607	89,383
Bangkok Expressway & Metro PCL (Thailand)	205,500	42,752
BBA Aviation PLC (United Kingdom)	30,002	104,601
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	222,000	223,780
CCR SA (Brazil)	11,300	55,412
China Merchants Port Holdings Co. Ltd. (China)	82,000	202,589
CIG Yangtze Ports PLC (Hong Kong)*	28,000	3,780
COSCO Shipping International Hong Kong Co. Ltd. (China)	88,000	40,175
COSCO Shipping Ports Ltd. (China)	238,000	238,506
EcoRodovias Infraestrutura e Logistica SA (Brazil)	3,400	8,608
Flughafen Wien AG (Austria)	2,252	55,453
Flughafen Zuerich AG (Switzerland)	484	89,689
Fraport AG Frankfurt Airport Services Worldwide (Germany)	1,781	105,094
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)(g)	6,300	27,118

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	9,400	$77,269
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR(a)	564	81,154
Guangdong Provincial Expressway Development Co. Ltd. (China) (Class B Stock)	78,600	49,521
Hamburger Hafen und Logistik AG (Germany)	4,011	74,536
HNA Infrastructure Co. Ltd. (China)	22,000	21,829
Hopewell Highway Infrastructure Ltd. (Hong Kong)	5,050	2,647
Hutchison Port Holdings Trust (Hong Kong), UTS	230,000	100,049
International Container Terminal Services, Inc. (Philippines)	36,020	51,988
Jasa Marga Persero Tbk PT (Indonesia)	58,100	18,576
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	62,000	78,169
Jinzhou Port Co. Ltd. (China) (Class B Stock)	39,700	20,863
Kamigumi Co. Ltd. (Japan)	7,000	66,670
Lingkaran Trans Kota Holdings Bhd (Malaysia)	6,400	8,397
Macquarie Infrastructure Corp.	814	66,504
Mitsubishi Logistics Corp. (Japan)	6,000	84,590
Nissin Corp. (Japan)	29,000	89,651
Nusantara Infrastructure Tbk PT (Indonesia)*	1,031,500	10,020
Port of Tauranga Ltd. (New Zealand)	9,740	26,039
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	5,315	44,357
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	1,700	10,604
Prumo Logistica SA (Brazil)*	5,860	13,774
Qingdao Port International Co. Ltd. (China) (Class H Stock), 144A	191,000	90,580
Qinhuangdao Port Co. Ltd. (China) (Class H Stock)	188,500	43,142
Santos Brasil Participacoes SA (Brazil)*	10,500	7,743
SATS Ltd. (Singapore)	18,100	60,559
Shenzhen Chiwan Wharf Holdings Ltd. (China) (Class B Stock)	9,300	15,061
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	42,000	35,780
Sociedad Matriz SAAM SA (Chile)	601,803	46,371
Societa Iniziative Autostradali e Servizi SpA (Italy)	7,038	60,003
TAV Havalimanlari Holding A/S (Turkey)	2,591	10,292
Transurban Group (Australia)	13,199	98,231
Westports Holdings Bhd (Malaysia)	21,300	20,371
Wilson Sons Ltd. (Brazil), BDR	1,700	17,498
Yuexiu Transport Infrastructure Ltd. (China)	86,000	53,721
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	286,000	272,272

		3,905,257

Water Utilities — 0.1%
Aguas Andinas SA (Chile) (Class A Stock)	93,154	48,501

COMMON STOCKS (continued)	Shares	Value (Note 2)
Water Utilities (continued)
American States Water Co.	1,972	$89,844
American Water Works Co., Inc.	2,078	150,364
Aqua America, Inc.	3,148	94,566
Beijing Enterprises Water Group Ltd. (China)*	248,000	164,140
California Water Service Group	3,018	102,310
China Water Affairs Group Ltd. (Hong Kong)	72,000	46,979
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), ADR	11,600	100,687
Cia de Saneamento de Minas Gerais (Brazil)	3,400	38,129
CT Environmental Group Ltd. (China)	108,000	21,658
Guangdong Investment Ltd. (China)	166,000	218,602
Inversiones Aguas Metropolitanas SA (Chile)	24,639	35,539
Manila Water Co., Inc. (Philippines)	71,500	41,690
Pennon Group PLC (United Kingdom)	7,266	73,952
Severn Trent PLC (United Kingdom)	3,885	106,173
SIIC Environment Holdings Ltd. (Singapore)*	89,820	36,261
Taliworks Corp. Bhd (Malaysia)	45,400	14,584
TTW PCL (Thailand)	95,400	28,505
United Utilities Group PLC (United Kingdom)	13,521	149,872

		1,562,356

Wireless Telecommunication Services — 0.4%
Advanced Info Service PCL (Thailand)	30,300	124,380
America Movil SAB de CV (Mexico) (Class L Stock), ADR(a)	40,040	503,303
Axiata Group Bhd (Malaysia)	172,300	181,022
China Mobile Ltd. (China)	432,500	4,559,924
DiGi.Com Bhd (Malaysia)	7,600	8,186
Empresa Nacional de Telecomunicaciones SA (Chile)*	7,378	78,285
Far EasTone Telecommunications Co. Ltd. (Taiwan)	73,000	164,107
Freenet AG (Germany)	3,143	88,333
Globe Telecom, Inc. (Philippines)	1,110	33,661
Indosat Tbk PT (Indonesia)*	42,400	20,292
KDDI Corp. (Japan)	35,300	891,430
Maxis Bhd (Malaysia)	33,200	44,185
MegaFon PJSC (Russia), GDR, RegS	6,636	62,710
Millicom International Cellular SA (Luxembourg), SDR	2,282	97,246
NTT DOCOMO, Inc. (Japan)	27,000	614,122
Orange Belgium SA (Belgium)	4,749	99,142
PLDT, Inc. (Philippines), ADR	3,520	96,976
Rogers Communications, Inc. (Canada) (Class B Stock)	4,000	154,292
Samart Corp. PCL (Thailand)	43,000	15,010
SK Telecom Co. Ltd. (South Korea)	1,116	206,841
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	38,449	51,615
Taiwan Mobile Co. Ltd. (Taiwan)	55,000	177,063
Tele2 AB (Sweden) (Class B Stock)	8,745	69,925
TIM Participacoes SA (Brazil), ADR	4,880	57,584
T-Mobile US, Inc. (Gtd. Notes)*	2,859	164,421

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Tower Bersama Infrastructure Tbk PT (Indonesia)	42,300	$15,611
Turkcell Iletisim Hizmetleri A/S (Turkey)*	43,187	119,248
Vodacom Group Ltd. (South Africa)	9,325	103,307
Vodafone Group PLC (United Kingdom), ADR	45,602	1,114,057
XL Axiata Tbk PT (Indonesia)*	144,700	24,753

		9,941,031

TOTAL COMMON STOCKS (cost $676,892,626)		706,216,047

PREFERRED STOCKS — 0.2%
Automobiles
Hyundai Motor Co. (South Korea) (2nd PRFC)	2,116	173,771

Banks — 0.1%
Absa Bank Ltd. (South Africa) (PRFC)	80	4,473
Banco ABC Brasil SA (Brazil) (PRFC)	6,300	26,964
Banco Davivienda SA (Colombia) (PRFC)	18,143	181,309
Grupo Aval Acciones y Valores SA (Colombia) (PRFC)	70,941	28,712
Itau Unibanco Holding SA (Brazil) (PRFC)	76,816	798,913
Itausa – Investimentos Itau SA (Brazil) (PRFC)	120,450	306,426
Philippine National Bank (Philippines)	10,610	11,647
Shinkin Central Bank (Japan) (PRFC A)	70	139,142

		1,497,586

Beverages
Coca-Cola Embonor SA (Chile) (PRFC B)	21,265	42,734
Embotelladora Andina SA (Chile) (PRFC B)	8,029	29,863
Embotelladora Andina SA (Chile) (PRFC A)	7,705	26,332

		98,929

Chemicals
Braskem SA (Brazil) (PRFC A)	4,600	48,407

Construction Materials
Cementos Argos SA (Colombia) (PRFC)	6,517	23,836
Grupo Argos SA (Colombia) (PRFC)	11,176	67,533
STO SE & Co. KGaA (Germany) (PRFC)	1,684	164,361

		255,730

Diversified Financial Services
Grupo de Inversiones Suramericana SA (Colombia) (PRFC)	9,835	121,218

Electric Utilities
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)*	8,700	69,205
Cia de Transmissao de Energia Eletrica Paulista (Brazil) (PRFC)	1,400	27,904
Cia Energetica do Ceara (Brazil) (PRFC A)	1,100	16,895
Cia Paranaense de Energia (Brazil) (PRFC B)	5,100	42,872
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Brazil) (PRFC)	6,400	22,201

		179,077

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing
Cia Brasileira de Distribuicao (Brazil) (PRFC)	7,100	$119,435

Gas Utilities
Cia de Gas de Sao Paulo (Brazil) (PRFC A)	2,500	35,257

Household Products
Henkel AG & Co. KGaA (Germany) (PRFC)	1,886	224,510

Independent Power & Renewable Electricity Producers
Cia Energetica de Sao Paulo (Brazil) (PRFC B)	13,900	57,612

Machinery
Jungheinrich AG (Germany) (PRFC)	712	20,389
Marcopolo SA (Brazil) (PRFC)	25,100	21,131
Randon SA Implementos e Participacoes (Brazil) (PRFC)*	8,325	8,825

		50,345

Metals & Mining
Cia Ferro Ligas da Bahia (Brazil) (PRFC)	3,900	9,299
Global Ferronickel Holdings, Inc. (Philippines)*	219,333	12,588

		21,887

Multiline Retail
Lojas Americanas SA (Brazil) (PRFC)	2,000	10,446

Oil, Gas & Consumable Fuels — 0.1%
Bashneft PJSC (Russia) (PRFC)	1,813	36,271
Surgutneftegas OJSC (Russia) (PRFC)	1,066,400	557,821
Tatneft PJSC (Russia) (PRFC 3)	14,090	53,993
Transneft PJSC (Russia) (PRFC)	367	1,183,703

		1,831,788

Paper & Forest Products
Suzano Papel e Celulose SA (Brazil) (PRFC)	29,300	127,834

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	425	503,215

Textiles, Apparel & Luxury Goods
Alpargatas SA (Brazil) (PRFC)	8,230	25,312

TOTAL PREFERRED STOCKS (cost $4,850,145)		5,382,359

	Units
RIGHTS*
Banks
Credito Valtellinese SC (Italy), expiring 01/05/17(g)	327,850	—

Equity Real Estate Investment Trusts (REITs)
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (Singapore), expiring 01/18/17(g)	36,120	3,031

Food & Staples Retailing
Casa Ley, expiring 01/30/17^(g)	5,004	1,009
Property Development Centers, expiring 01/30/19^(g)	5,004	343

		1,352

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

RIGHTS* (continued)	Units	Value (Note 2)
Food & Staples Retailing (continued)
TOTAL RIGHTS (cost $5,321)		$4,383

	Shares
UNAFFILIATED EXCHANGE TRADED FUNDS — 1.7%
Health Care Select Sector SPDR Fund	187,668	12,937,832
iShares JPMorgan USD Emerging Markets Bond Fund	117,803	12,984,247
iShares MSCI India Index ETF*	1,242,388	8,324,000
SPDR Dow Jones International Real Estate	5,431	195,950
SPDR S&P Bank ETF	212,786	9,249,807
Vanguard REIT Fund	2,535	209,214

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $43,922,883)		43,901,050

UNAFFILIATED FUNDS — 0.3%
Chemtrade Logistics Income Fund	3,200	45,141
CPN Retail Growth Leasehold Property Fund	55,600	30,284
Delta Property Fund Ltd.	21,004	11,965
Goldman Sachs Local Emerging Markets Debt Fund	1,022,030	6,121,959
HBM Healthcare Investments AG (Class A Stock)*	1,152	111,914
Samui Airport Property Fund Leasehold	27,900	19,454

TOTAL UNAFFILIATED FUNDS (cost $7,254,216)		6,340,717

	Units
WARRANTS*
Electronic Equipment, Instruments & Components
Samart Corp. PCL (Thailand)(g)	5,080	88

Hotels, Restaurants & Leisure
Minor International PCL (Thailand), expiring 11/03/17(g)	1,675	201

Marine
Precious Shipping PCL (Thailand)(g)	1,460	71

Pharmaceuticals
Adcock Ingram Holdings Ltd. (South Africa)	157	34

TOTAL WARRANTS (cost $135)		394

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 4.8%
Collateralized Loan Obligations — 2.2%
ACIS CLO Ltd. (Cayman Islands),
Series 2013-2A, Class A, 144A
1.381%(c)	10/14/22	3,062	3,055,412
Series 2013-2A, Class B, 144A
2.671%(c)	10/14/22	1,258	1,253,153
Series 2013-2A, Class C1, 144A
3.701%(c)	10/14/22	966	963,077

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2014-4A, Class A, 144A
2.306%(c)	05/01/26	7,644	$7,622,324
Anchorage Capital CLO 4 Ltd. (Cayman Islands), Series 2014-4A, Class A1A, 144A
2.340%(c)	07/28/26	7,450	7,469,318
Brentwood CLO Corp. (Cayman Islands),
Series 2006-1A, Class A1A, 144A
1.156%(c)	02/01/22	804	802,720
Series 2006-1A, Class A1B, 144A
1.156%(c)	02/01/22	312	311,132
Cedar Funding V CLO Ltd. (Cayman Islands), Series 2016-5A, Class A1, 144A
2.243%(c)	07/17/28	9,000	9,036,743
Crown Point CLO III Ltd. (Cayman Islands),
Series 2015-3A, Class A1A, 144A
2.290%(c)	12/31/27	8,684	8,658,192
Series 2015-3A, Class A2, 144A
3.020%(c)	12/31/27	1,816	1,816,392
Sound Point CLO VI Ltd. (Cayman Islands),
Series 2014-2A, Class A1, 144A
2.241%(c)	10/20/26	8,114	8,101,044
Series 2014-2A, Class B
2.861%	10/20/26	1,436	1,434,738
TICP CLO VI Ltd. (Cayman Islands), Series 2016-6A, Class A, 144A
2.434%(c)	01/15/29	5,650	5,645,897

			56,170,142

Non-Residential Mortgage-Backed Securities — 2.6%
Access to Loans for Learning Student Loan Corp., Series 2013-I, Class A
1.556%(c)	02/25/41	1,106	1,073,336
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A1
1.390%	01/15/21	6,400	6,397,006
Chase Education Loan Trust, Series 2007-A, Class A3
1.067%(c)	12/28/23	579	570,647
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 144A
2.106%(c)	07/26/66	5,292	5,276,664
Edsouth Indenture No. 10 LLC, Series 2015-2, Class A, 144A
1.756%(c)	12/25/56	4,087	4,093,445
Edsouth Indenture No. 5 LLC, Series 2014-1, Class A, 144A
1.456%(c)	02/25/39	2,274	2,240,974
Edsouth Indenture No. 6 LLC, Series 2014-2, Class A, 144A
1.436%(c)	05/25/39	2,765	2,708,312
GM Financial Automobile Leasing Trust, Series 2015-1, Class A3
1.530%	09/20/18	2,800	2,803,783
Golden Credit Card Trust (Canada), Series 2016-5A, Class A, 144A
1.600%	09/15/21	5,000	4,946,325
Navient Student Loan Trust, Series 2016-5A, Class A, 144A
2.006%(c)	06/25/65	10,762	10,920,969

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2016-7A, Class A, 144A
1.906%(c)	03/25/66		5,335	$5,389,714
Nelnet Student Loan Trust,
Series 2006-1, Class A5
1.030%(c)	08/23/27		3,473	3,451,604
Series 2013-5A, Class A, 144A
1.386%(c)	01/25/37		928	911,582
Northstar Education Finance, Inc., Series 2004-2, Class A3
1.060%(c)	07/30/18		274	273,703
PHEAA Student Loan Trust, Series 2016-1A, Class A, 144A
1.906%(c)	09/25/65		5,507	5,520,463
Scholar Funding Trust, Series 2010-A, Class A, 144A
1.640%(c)	10/28/41		1,711	1,677,310
SLC Student Loan Trust, Series 2006-2, Class A5
1.063%(c)	09/15/26		3,926	3,890,694
SLM Student Loan Trust, Series 2005-3, Class A5
0.972%(c)	10/25/24		1,804	1,794,875
South Carolina Student Loan Corp.,
Series 2010-1, Class A2
1.882%(c)	07/25/25		766	769,068
Series 2014-1, Class A1
1.521%(c)	05/01/30		3,450	3,369,374

				68,079,848

TOTAL ASSET-BACKED SECURITIES (cost $123,608,379)				124,249,990

BANK LOANS(c) — 1.8%
Aerospace & Defense — 0.1%
Rexnord LLC/RBS Global, Inc.,
Term Loan B
4.000%	08/21/23	(g)	527	528,690
TransDigm, Inc.,
Tranche Term Loan F
3.770%	06/09/23		1,022	1,032,144

				1,560,834

Airlines
Air Canada,
Term Loan
3.610%	10/06/23		150	150,813
Delta Air Lines, Inc.,
2014 Term Loan B-1
3.250%	10/18/18		1,173	1,183,582

				1,334,395

Building Products
American Builders & Contractors Supply Co., Inc.,
Term Loan B
3.520%	10/31/23		524	528,897
JELD-WEN, Inc.,
Replacement Term Loan B-2
4.000%	07/01/22		325	328,249

				857,146

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Capital Markets
SS&C European Holdings,
Term Loan B-1
4.020%	07/08/22		20	$20,564
SS&C Technologies,
Term Loan B-2
4.020%	07/08/22		199	201,512

				222,076

Chemicals
Axalta Coating Systems,
Refinanced Term Loan B
3.250%	02/01/23		814	818,504

Commercial Services & Supplies — 0.1%
Advanced Disposal Waste Holdings Corp.,
Additional Term Loan
3.500%	11/10/23		808	814,546
Dollar Tree, Inc.,
Term Loan B-3
3.250%	07/06/22		527	531,007

				1,345,553

Containers & Packaging
Sig Combibloc Holdings S.C.A,
Initial Term Loan Dollar
4.000%	03/11/22		765	770,762

Diversified Consumer Services
Bright Horizons Family Solutions LLC,
Effective Date Incremental Term Loan
3.500%	11/07/23		394	396,211

Diversified Financial Services
Flex Acquisition Co., Inc.,
Initial Term Loan
4.250%	12/16/23		75	75,625

Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA,
Tranche Term Loan B-2
3.750%	06/30/19		1,500	1,448,303

Electronic Equipment, Instruments & Components
Energy Solutions LLC,
Term Advance^
6.750%	05/29/20	(g)	1,014	1,023,761

Energy Equipment & Services
FTS International, Inc.,
Term Loan
6.170%	04/16/21		50	40,399

Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc.,
2013 (November) Replacement Loan (First Lien)
4.500%	09/26/19		572	576,980
2013 (November) Replacement Loan (Second Lien)
8.500%	03/26/20		797	805,612
Rite Aid Corporation,
Tranche Term Loan 2 (Second Lien)
4.880%	06/21/21		600	601,250

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Food & Staples Retailing (continued)
US Foods, Inc.,
Initial Term Loan
3.770%	06/27/23		1,036	$1,044,875

				3,028,717

Food Products — 0.1%
Blue Buffalo Co., Ltd.,
Term Loan B-3^
3.750%	08/08/19		617	622,427
Shearer’s Foods LLC,
Term Loan (First Lien)
4.940%	06/30/21	(g)	586	587,233
Term Loan (Second Lien)
7.750%	06/30/22	(g)	600	550,499

				1,760,159

Health Care Providers & Services — 0.1%
Air Medical Group Holdings, Inc.,
2016 New Term Loan
5.000%	04/28/22		25	24,751
Initial Term Loan
4.250%	04/28/22		797	792,732
American Renal Holdings, Inc.,
Term Loan B (First Lien)
4.750%	09/20/19		401	400,635
HCA Inc.,
Tranche Term Loan B-6
4.020%	03/17/23		946	956,133
MPH Acquisition Holdings LLC,
Initial Term Loan
5.000%	06/07/23		637	647,683
U.S. Renal Care, Inc.,
Term Loan B
5.250%	12/30/22		916	853,174

				3,675,108

Hotels, Restaurants & Leisure — 0.1%
1011778 B.C. Unlimited Liability Co.,
Term Loan B-2
3.750%	12/10/21		1,121	1,130,384
Four Seasons Holdings, Inc.,
2013 Term Loan (First Lien)
3.750%	06/27/20		255	257,707
La Quinta Intermediate Holdings LLC,
Initial Term Loan
3.750%	04/14/21		390	389,415

				1,777,506

Independent Power & Renewable Electricity Producers
Calpine Corp.,
Term Loan
2.520%	11/30/17		125	124,922

Insurance — 0.1%
Asurion LLC,
Incremental Tranche Term Loan B-4
4.250%	08/04/22		638	643,975
Asurion, LLC,
Term Loan (Second Lien)
4.250%	03/03/21		925	936,099

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Insurance (continued)
Sedgwick Claims Management Services, Inc.,
Initial Term Loan (First Lien)
3.750%	03/01/21		395	$395,097
Sedgwick CMS Holdings, Inc.,
2016 New Term Loan
4.250%	03/01/21		498	498,744

				2,473,915

IT Services — 0.1%
EVO Payments International LLC,
Term Loan
6.000%	12/08/23	(g)	200	200,999
First Data Corp.,
2021 New Dollar Term Loan C
3.760%	03/24/21		927	935,344
Vantiv LLC,
Term Loan B
3.250%	10/14/23		984	988,899

				2,125,242

Machinery
Crosby US Acquisition Corp.,
Initial Term Loan (First Lien)
4.000%	11/23/20		349	312,154
Gates Global LLC,
Initial Dollar Term Loan
4.250%	07/06/21		796	795,760
Safway Group Holding LLC,
Initial Term Loan
5.750%	08/21/23		75	75,841

				1,183,755

Media — 0.3%
AMC Entertainment Holdings, Inc.,
2016 Incremental Term Loan
3.510%	12/15/23		100	100,875
Charter Communications Operating LLC,
Term Loan I
3.500%	01/15/22	(g)	546	548,059
Clear Channel Communications, Inc.,
Tranche Term Loan E^
8.270%	07/30/19		200	163,499
E.W. Scripps Co. (The),
Term Loan
3.500%	11/26/20	(g)	2,838	2,843,889
Entercom Radio, LLC,
Term Loan B
6.000%	11/01/23		100	100,975
Getty Images, Inc.,
Initial Term Loan
4.750%	10/18/19		1,546	1,347,345
Lions Gate Entertainment, Inc.,
Term Loan B
3.750%	12/08/23		125	125,547
NEP/NCP Holdco, Inc.,
Amendment No. 3 Incremental Term Loan (First Lien)
4.250%	01/22/20		1,061	1,058,678
Term Loan (Second Lien)
10.000%	07/22/20	(g)	275	275,344

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media (continued)
Nielsen Finance LLC,
Term Loan B-3
3.150%	10/04/23		175	$176,395
Virgin Media, Inc.,
Term Loan
3.520%	01/31/25		175	175,656
WMG Acquisition Corp.,
Tranche Term Loan C
3.750%	11/01/23		90	90,608

				7,006,870

Metals & Mining — 0.1%
Atkore International, Inc.,
Initial Incremental Term Loan (First Lien)^
4.000%	12/22/23		389	392,313
FMG Resources,
Term Loan
3.750%	06/30/19		113	112,748
Reynolds Group Holdings Inc.,
U.S. Term Loan
4.250%	02/05/23		889	895,955

				1,401,016

Oil, Gas & Consumable Fuels — 0.1%
Berry Plastics Corp.,
Term Loan H
3.750%	10/01/22		983	990,834
Magnum Hunter Resources Corp.,
Exit Term Loan^
15.050%	05/06/19	(g)	35	35,264
MEG Energy Corp.,
Incremental Term Loan
3.750%	03/31/20		863	832,684
Murray Energy Corp.,
Term Loan^
8.250%	04/16/20		100	95,498

				1,954,280

Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc.,
Dollar Term Loan
3.750%	05/20/21		524	526,751
Endo Luxembourg Finance Co.,
2015 Incremental Term Loan B
3.810%	09/22/22		991	994,091
Valeant Pharmaceuticals,
Tranche Term Loan B Series F-1
5.500%	04/01/22		1,412	1,412,201

				2,933,043

Semiconductors & Semiconductor Equipment
Avago Technologies Cayman Holdings Ltd.,
Term Loan B-3
3.700%	02/01/23		522	528,606

Software — 0.1%
BMC Software Finance, Inc.,
Initial US Term Loan
5.000%	09/10/20		932	928,413

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Software (continued)
Checkout Holdings Corp.,
Term Loan B (First Lien)^
4.500%	04/09/21		1,042	$906,257
Renaissance Learning, Inc.,
Initial Term Loan (First Lien)
4.500%	04/09/21		662	662,641
Initial Term Loan (Second Lien)
8.000%	04/11/22	(g)	500	500,469

				2,997,780

Specialty Retail — 0.1%
J. Crew Group, Inc.,
Initial Term Loan
4.000%	03/05/21		493	274,350
Neiman Marcus Group, Inc. (The),
Other Term Loan
4.250%	10/25/20		975	847,309
PetSmart, Inc.,
Tranche Term Loan B-2
4.000%	03/11/22		1,234	1,238,123

				2,359,782

Trading Companies & Distributors — 0.1%
HD Supply, Inc.,
Term Loan B-1
3.750%	08/13/21	(g)	990	995,445
Spin Holdco, Inc.,
Initial Term Loan (First Lien)
4.250%	11/14/19		975	971,663
Univar USA, Inc.,
Initial Dollar Term Loans
4.250%	06/24/22		495	498,217

				2,465,325

TOTAL BANK LOANS (cost $47,852,679)				47,689,595

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1, Class A1A
5.361%	02/15/40		2,688	2,684,248
Series 2007-C2, Class A1A
5.526%(c)	01/15/49		2,994	2,999,618

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,047,393)				5,683,866

CORPORATE BONDS — 13.8%
Agriculture — 0.4%
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	02/11/18		2,600	2,602,413
Reynolds American, Inc.,
Gtd. Notes
4.000%	06/12/22		2,050	2,144,142
4.450%	06/12/25		5,675	5,991,727

				10,738,282

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers — 0.3%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21			1,700	$1,711,796
5.875%	08/02/21			2,750	3,037,012
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	05/15/18	(a)		1,175	1,190,395
3.500%	07/10/19	(a)		1,780	1,812,494
Toyota Finance Australia Ltd. (Australia),
Sr. Unsec’d. Notes, EMTN, RegS
3.760%	07/20/17		MXN	720	33,946

					7,785,643

Banks — 3.5%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27			3,000	2,864,100
4.000%	04/01/24			2,700	2,784,615
4.125%	01/22/24			2,500	2,598,128
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan),
Sr. Unsec’d. Notes, 144A
2.150%	09/14/18			2,750	2,752,269
Citigroup, Inc.,
Sub. Notes
4.125%	07/25/28	(a)		2,525	2,494,256
Compass Bank,
Sr. Unsec’d. Notes
2.750%	09/29/19			1,425	1,417,244
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, GMTN
2.300%	05/28/19			1,625	1,628,976
Sub. Notes, 144A
6.500%	08/08/23			475	504,569
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.500%	02/13/19			450	446,394
Sr. Unsec’d. Notes, 144A
4.250%	10/14/21			1,575	1,581,073
Dominican Republic Central Bank Notes (Dominican Republic),
Unsec’d. Notes, 144A
11.000%	09/15/23		DOP	6,230	132,287
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.400%	03/08/21			875	889,769
ING Bank NV (Netherlands),
Sub. Notes, EMTN, RegS
4.125%(c)	11/21/23			2,775	2,804,998
Intesa Sanpaolo SpA (Italy),
Gtd. Notes
2.375%	01/13/17			2,050	2,050,283
5.250%	01/12/24			275	289,318
Sr. Unsec’d. Notes
3.875%	01/16/18			500	506,646
Sub. Notes, MTN, 144A
5.017%	06/26/24			950	877,976
JPMorgan Chase & Co.,
Jr. Sub. Notes
5.300%(c)	12/29/49			2,200	2,245,232
Sr. Unsec’d. Notes

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
2.972%	01/15/23			2,100	$2,092,967
3.250%	09/23/22			4,675	4,727,781
JPMorgan Chase Bank NA,
Unsec’d. Notes, EMTN, 144A
7.875%	04/17/19		IDR	2,000,000	149,267
9.000%	03/19/29		IDR	9,400,000	735,593
Unsec’d. Notes, MTN, 144A
5.250%	05/17/18		IDR	21,501,000	1,559,298
8.375%	09/17/26		IDR	3,314,000	252,132
KBC Bank NV (Belgium),
Sub. Notes, RegS
8.000%(c)	01/25/23			1,600	1,687,200
Kreditanstalt fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes
1.125%	08/06/18			10,000	9,960,500
Macquarie Bank Ltd. (Australia),
Sub. Notes, MTN, 144A
6.625%	04/07/21	(g)		1,375	1,545,741
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.850%	03/01/26			600	616,347
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 144A
2.632%	04/12/21			1,700	1,682,215
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.700%	10/23/24			4,575	4,629,497
Sr. Unsec’d. Notes, MTN
2.282%(c)	10/24/23			2,500	2,527,778
3.875%	04/29/24			1,475	1,512,716
PNC Preferred Funding Trust I,
Jr. Sub. Notes, 144A
2.613%(c)	03/29/49			100	96,875
PNC Preferred Funding Trust II,
Jr. Sub. Notes, 144A
2.186%(c)	03/29/49			2,900	2,798,500
Royal Bank of Scotland PLC (The) (United Kingdom),
Sub. Notes, EMTN, RegS(d)
9.500%(c)	03/16/22			1,050	1,066,233
Santander Bank NA,
Sr. Unsec’d. Notes
2.000%	01/12/18			1,200	1,199,498
Sub. Notes
8.750%	05/30/18			1,725	1,856,593
Santander Holdings USA Inc.,
Sr. Unsec’d. Notes
2.650%	04/17/20			1,150	1,139,801
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.450%	08/27/18			700	710,596
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23			1,600	1,627,718
Standard Chartered Bank (United Kingdom),
Sr. Unsec’d. Notes, EMTN, 144A
6.625%	05/17/33		IDR	1,500,000	93,691
8.750%	05/19/31		IDR	2,696,000	208,734
9.000%	03/19/29		IDR	2,168,000	169,656
9.000%	03/19/29		IDR	2,124,000	166,213

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
9.000%	03/19/29	IDR	1,713,000	$134,050
9.000%	03/19/29	IDR	1,288,000	100,792
Sr. Unsec’d. Notes, MTN, 144A
9.000%	03/19/29	IDR	5,373,000	420,462
9.000%	03/19/29	IDR	1,000,000	78,255
Sr. Unsec’d. Notes, EMTN, 144A
9.000%	03/19/29	IDR	1,000,000	78,255
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18		2,600	2,623,039
Toronto-Dominion Bank (The) (Canada),
Sub. Notes
3.625%(c)	09/15/31		1,000	976,830
UBS Group Funding Jersey Ltd. (Switzerland),
Gtd. Notes, 144A
3.000%	04/15/21		3,350	3,351,765
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26		7,525	7,166,787
Westpac Banking Corp. (Australia),
Sub. Notes, GMTN
4.322%(c)	11/23/31		1,500	1,504,778

				90,116,286

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
2.650%	02/01/21		4,875	4,903,007
3.650%	02/01/26		3,925	3,984,621
4.900%	02/01/46		800	864,696
Molson Coors Brewing Co.,
Gtd. Notes
2.100%	07/15/21		600	584,347
3.000%	07/15/26		825	779,882
Pernod Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22		2,500	2,652,438
Suntory Holdings Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.550%	09/29/19		2,850	2,866,772

				16,635,763

Chemicals — 0.1%
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.000%	04/15/19		1,113	1,176,054
Westlake Chemical Corp.,
Gtd. Notes, 144A
3.600%	08/15/26		1,000	961,830

				2,137,884

Commercial Services — 0.1%
Ecolab, Inc.,
Sr. Unsec’d. Notes
2.700%	11/01/26		1,250	1,190,149
5.500%	12/08/41		500	587,996

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	10/15/22		1,900	$1,903,922

				3,682,067

Diversified Financial Services — 0.4%
American Express Co.,
Sub. Notes
3.625%	12/05/24		875	878,627
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		1,583	1,658,837
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18		1,550	1,670,125
Synchrony Financial,
Sr. Unsec’d. Notes
1.875%	08/15/17		625	625,504
2.600%	01/15/19		850	854,299
3.000%	08/15/19		2,100	2,127,214
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		2,650	2,682,990

				10,497,596

Electric — 0.5%
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36		1,875	2,341,648
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26		1,100	1,028,986
Florida Power & Light Co.,
First Mortgage
4.125%	02/01/42		1,919	1,968,337
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.500%	06/15/25	(a)	1,350	1,387,187
Puget Sound Energy, Inc.,
Jr. Sub. Notes
6.974%(c)	06/01/67		1,350	1,147,500
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
6.000%	08/31/36		840	947,100
Southern California Edison Co.,
First Ref. Mortgage
4.050%	03/15/42		1,750	1,763,909
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21		2,225	2,187,206

				12,771,873

Electronics — 0.1%
Amphenol Corp.,
Sr. Unsec’d. Notes
3.125%	09/15/21		1,350	1,370,887

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Foods — 0.2%
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20		1,425	$1,438,540
3.950%	07/15/25		2,050	2,076,722
4.375%	06/01/46		1,200	1,129,175
Sigma Alimentos SA de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.125%	05/02/26		550	522,500

				5,166,937

Healthcare-Products — 0.3%
Becton Dickinson and Co.,
Sr. Unsec’d. Notes
2.675%	12/15/19		2,004	2,033,280
Medtronic, Inc.,
Gtd. Notes
2.500%	03/15/20		850	859,512
3.150%	03/15/22		1,525	1,561,939
Stryker Corp.,
Sr. Unsec’d. Notes
2.625%	03/15/21		575	577,221
3.375%	11/01/25		1,325	1,316,585
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/23		1,700	1,670,874
3.650%	12/15/25		1,050	1,053,407

				9,072,818

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/21		1,000	995,472
2.800%	06/15/23		850	837,258
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35		1,075	1,171,792
4.750%	07/15/45		1,575	1,735,048

				4,739,570

Household Products/Wares — 0.1%
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
3.700%	06/01/43		2,325	2,210,938

Insurance — 0.5%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, MTN, 144A
3.200%	03/11/25		2,075	2,002,709
Alleghany Corp.,
Sr. Unsec’d. Notes
5.625%	09/15/20		2,200	2,381,207
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	(a)	825	830,325
4.800%	07/10/45		1,275	1,323,348
Chubb Corp. (The),
Gtd. Notes
6.375%(c)	03/29/67		925	869,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45	275	$263,711
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	2,500	3,078,465
Reliance Standard Life Global Funding II,
Sr. Sec’d. Notes, MTN, 144A
2.500%	01/15/20	2,575	2,559,380
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	605	654,463

			13,963,108

Internet — 0.2%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.300%	12/05/21	2,500	2,590,625
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	06/01/26	2,150	2,126,359

			4,716,984

Lodging — 0.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes
2.300%	01/15/22	2,625	2,546,373
2.875%	03/01/21	1,375	1,381,200

			3,927,573

Machinery-Diversified — 0.1%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20	1,300	1,316,908

Media — 0.5%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	09/15/24	2,600	2,632,640
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20	350	357,082
4.908%	07/23/25	2,300	2,424,039
Comcast Corp.,
Gtd. Notes
3.375%	08/15/25	1,100	1,106,642
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23	4,400	4,389,673
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20	450	477,598
5.500%	09/01/41	670	681,129
Viacom, Inc.,
Sr. Unsec’d. Notes
3.450%	10/04/26	295	272,639

			12,341,442

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
6.150%	08/07/37		480	$619,547

Multi-National — 0.5%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
7.375%	04/06/23		9,470	11,976,586

Oil & Gas — 0.5%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		210	206,145
6.450%	09/15/36		1,150	1,368,691
Apache Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/23		425	408,670
4.250%	01/15/44	(a)	1,845	1,818,843
ConocoPhillips Co.,
Gtd. Notes
3.350%	11/15/24		1,265	1,257,715
4.150%	11/15/34		1,025	1,001,878
4.950%	03/15/26		700	772,801
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.000%	07/15/21		325	335,854
4.750%	05/15/42		935	883,290
5.600%	07/15/41		550	566,498
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	(a)	1,825	1,838,768
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes, RegS
6.000%	05/16/24		20	7,699
6.000%	11/15/26		70	26,949
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44		153	127,327
6.375%	01/23/45		60	54,600
6.625%	06/15/35		20	19,700
Gtd. Notes, MTN
5.625%	01/23/46		530	439,900
Gtd. Notes, MTN, 144A
5.500%	02/04/19		80	82,871
Gtd. Notes, RegS
6.375%	02/04/21		53	56,445
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21		1,450	1,481,735
3.950%	07/15/22		425	440,950
Shell International Finance BV (Netherlands),
Gtd. Notes
4.550%	08/12/43		775	808,195

				14,005,524

Oil & Gas Services
FTS International, Inc.,
Sr. Sec’d. Notes, 144A
8.463%(c)	06/15/20		275	275,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.300%	05/14/21	(a)	1,625	$1,592,152
2.500%	05/14/20		425	425,111
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22		1,075	1,091,135
3.800%	03/15/25		535	535,630
4.850%	06/15/44		1,325	1,313,735
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A
3.000%	10/08/21		2,500	2,513,728
EMD Finance LLC (Germany),
Gtd. Notes, 144A
2.950%	03/19/22		2,575	2,564,079
Forest Laboratories LLC,
Gtd. Notes, 144A
4.375%	02/01/19		3,500	3,636,983
5.000%	12/15/21		1,025	1,108,213
Mylan NV,
Gtd. Notes, 144A
3.950%	06/15/26		875	818,867
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
1.900%	09/23/19		2,725	2,690,452
3.200%	09/23/26		1,300	1,214,636

				19,504,721

Pipelines — 0.8%
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20		1,300	1,324,300
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
3.500%	06/10/24		875	852,177
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
4.650%	06/01/21	(a)	675	700,831
4.750%	01/15/26		525	542,767
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25		2,275	2,208,261
4.850%	07/15/26		725	731,331
Enterprise Products Operating LLC,
Gtd. Notes
4.593%(c)	08/01/66		3,575	3,362,395
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24		225	228,071
Kinder Morgan, Inc.,
Gtd. Notes
3.050%	12/01/19		4,575	4,640,679
4.300%	06/01/25	(a)	1,200	1,235,480
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		650	655,023
Western Gas Partners LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		1,475	1,454,419

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Williams Partners LP,
Sr. Unsec’d. Notes
3.600%	03/15/22		840	$844,444
3.900%	01/15/25		1,575	1,544,691
4.000%	09/15/25		1,425	1,409,010

				21,733,879

Real Estate — 0.1%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23		3,000	3,026,793

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
3.300%	02/15/21		1,075	1,087,244
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		1,000	984,711
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	09/01/21	(a)	600	580,468
CubeSmart LP,
Gtd. Notes
4.375%	12/15/23		1,125	1,178,418
Kilroy Realty LP,
Gtd. Notes
3.800%	01/15/23		4,250	4,280,009
Select Income REIT,
Sr. Unsec’d. Notes
2.850%	02/01/18		375	376,602
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		1,250	1,230,658

				9,718,110

Retail — 0.4%
CVS Health Corp.,
Sr. Unsec’d. Notes
2.875%	06/01/26		2,700	2,573,551
3.500%	07/20/22		1,700	1,746,740
4.000%	12/05/23		2,250	2,370,701
4.125%	05/15/21		1,275	1,349,097
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
2.600%	06/01/21		1,125	1,117,936
3.450%	06/01/26		1,225	1,202,461

				10,360,486

Semiconductors — 0.1%
Intel Corp.,
Sr. Unsec’d. Notes
3.700%	07/29/25		2,150	2,267,723
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.200%	09/16/21		1,150	1,122,518

				3,390,241

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Software — 0.4%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26			1,250	$1,173,664
3.625%	10/15/20			2,500	2,588,170
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.700%	06/01/20			1,950	1,959,417
Hewlett Packard Enterprise Co.,
4.900%	10/15/25			1,100	1,131,695
Microsoft Corp.,
Sr. Unsec’d. Notes
3.125%	11/03/25	(a)		2,200	2,224,572
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22			2,200	2,184,721

					11,262,239

Telecommunications — 1.4%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.000%	06/09/19		MXN	2,010	92,091
AT&T, Inc.,
Sr. Unsec’d. Notes
2.300%	03/11/19			2,050	2,057,860
3.400%	05/15/25			4,325	4,168,534
3.800%	03/15/22			2,850	2,921,646
4.125%	02/17/26			1,600	1,620,106
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
2.200%	02/28/21			1,275	1,272,252
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.192%	04/27/18			1,900	1,927,324
5.462%	02/16/21			2,225	2,425,410
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	02/21/20	(a)		3,481	3,514,397
2.625%	08/15/26	(a)		1,800	1,656,994
4.500%	09/15/20			5,575	5,965,880
5.150%	09/15/23			6,965	7,701,500

					35,323,994

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22			875	882,402
4.875%	07/11/22			1,075	1,153,594

					2,035,996

TOTAL CORPORATE BONDS (cost $357,206,728)					356,425,675

FOREIGN GOVERNMENT BONDS — 2.3%
Argentina Bonar Bonds (Argentina),
Bonds
24.255%(c)	10/09/17		ARS	2,045	128,090
Sr. Unsec’d. Notes
21.902%(c)	03/28/17		ARS	3,350	210,357

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
22.466%(c)	03/11/19	ARS	610	$38,596
22.805%(c)	03/01/18	ARS	380	23,921
Argentine Bonos del Tesoro (Argentina),
Bonds
22.750%	03/05/18	ARS	600	38,168
Sr. Unsec’d. Notes
15.500%	10/17/26	ARS	5,250	318,526
16.000%	10/17/23	ARS	3,400	204,990
Unsec’d. Notes
18.200%	10/03/21	ARS	690	44,046
Brazil Letras do Tesouro Nacional (Brazil),
BILLS
14.143%(s)	07/01/20	BRL	5,631	1,191,062
Brazil Notas do Tesouro Nacional (Brazil),
Notes
6.000%	08/15/50	BRL	344	326,413
10.000%	01/01/18	BRL	3,397	1,030,276
10.000%	01/01/23	BRL	4,198	1,211,918
10.000%	01/01/25		1,277	364,043
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.125%	01/21/26		1,238	1,219,430
3.625%	10/30/42		1,075	1,000,180
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		920	929,200
4.375%	03/21/23	COP	239,000	69,352
5.000%	06/15/45		460	436,425
7.750%	04/14/21	COP	440,000	152,060
Colombian TES (Colombia),
Bonds
6.000%	04/28/28	COP	547,000	164,544
7.000%	05/04/22	COP	2,148,100	725,836
7.500%	08/26/26	COP	2,011,400	688,379
7.750%	09/18/30	COP	210,100	72,560
10.000%	07/24/24	COP	143,800	56,545
11.250%	10/24/18	COP	21,000	7,557
Bonds, TIPS
3.500%	05/07/25	TCP	2,290	23,834
3.500%	03/10/21	TCP	15,835	483,967
Notes
5.000%	11/21/18	COP	4,340,400	1,416,004
Dominican Republic International Bond (Dominican Republic),
Bonds, RegS
11.500%	05/10/24	DOP	100	2,254
Sr. Unsec’d. Notes, 144A
6.850%	01/27/45		160	151,155
Unsec’d. Notes, RegS
11.375%	07/06/29	DOP	100	2,189
Hungary Government Bond (Hungary),
Bonds
3.000%	06/26/24	HUF	155,210	538,398
3.000%	10/27/27	HUF	143,510	479,415
3.250%	10/22/31	HUF	3,520	11,372
5.500%	06/24/25	HUF	2,140	8,714
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, EMTN, RegS
4.125%	01/15/25		570	564,778
5.875%	01/15/24		510	562,685
6.750%	01/15/44		540	653,593

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes, MTN, 144A
4.125%	01/15/25		550	$544,961
4.750%	01/08/26		470	485,173
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes
7.875%	04/15/19	IDR	2,000,000	149,638
8.250%	06/15/32	IDR	1,000,000	73,758
8.375%	03/15/24	IDR	1,635,000	124,089
8.750%	05/15/31	IDR	1,800,000	139,217
9.000%	03/15/29	IDR	4,100,000	320,757
Israel Government USAID Bond,
Gov’t. Gtd. Notes
5.500%	12/04/23		700	832,744
5.500%	04/26/24		5,000	5,993,745
5.500%	09/18/33		2,159	2,795,482
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN, RegS
5.125%	07/21/25		200	213,682
Malaysia Government Bond (Malaysia),
Sr. Unsec’d. Notes
3.394%	03/15/17	MYR	2,680	597,402
3.654%	10/31/19	MYR	930	207,512
3.889%	07/31/20	MYR	100	22,436
4.012%	09/15/17	MYR	750	167,847
4.048%	09/30/21	MYR	560	125,314
4.160%	07/15/21	MYR	130	29,469
4.232%	06/30/31	MYR	980	208,712
4.254%	05/31/35	MYR	570	120,127
4.378%	11/29/19	MYR	1,000	227,437
4.498%	04/15/30	MYR	540	117,379
4.736%	03/15/46	MYR	450	101,676
Malaysia Government Investment Issue (Malaysia),
Sr. Unsec’d. Notes
3.743%	08/26/21	MYR	500	110,834
4.245%	09/30/30	MYR	440	92,839
4.786%	10/31/35	MYR	140	31,544
Mexican Bonos (Mexico),
Bonds
4.750%	06/14/18	MXN	9,282	434,782
5.750%	03/05/26	MXN	11,206	479,640
6.500%	06/10/21	MXN	7,367	346,521
6.500%	06/09/22	MXN	15,115	703,969
7.500%	06/03/27	MXN	400	19,185
7.750%	05/29/31	MXN	1,500	72,227
8.000%	06/11/20	MXN	4,128	204,913
8.500%	12/13/18	MXN	12,224	606,739
10.000%	12/05/24	MXN	95	5,326
10.000%	11/20/36	MXN	4,138	242,656
Sr. Unsec’d. Notes
5.000%	12/11/19	MXN	1,482	67,847
7.750%	11/23/34	MXN	7,001	334,763
7.750%	11/13/42	MXN	2,188	103,940
8.000%	12/07/23	MXN	746	37,339
8.500%	05/31/29	MXN	2,363	121,223
8.500%	11/18/38	MXN	186	9,536
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25		2,580	2,487,120
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		740	672,882

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Peruvian Government International Bond (Peru),
Bonds, RegS
6.714%	02/12/55	PEN	133	$37,134
Sr. Unsec’d. Notes
6.550%	03/14/37		1,350	1,694,925
Sr. Unsec’d. Notes, 144A
6.350%	08/12/28	PEN	1,372	402,533
Sr. Unsec’d. Notes, RegS
6.850%	02/12/42	PEN	408	117,334
6.900%	08/12/37	PEN	166	49,243
6.950%	08/12/31	PEN	614	186,474
7.840%	08/12/20	PEN	180	58,238
8.200%	08/12/26	PEN	106	35,568
Unsec’d. Notes, 144A
5.700%	08/12/24	PEN	1,045	307,211
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.900%	11/26/22	PHP	10,000	185,064
Poland Government Bond (Poland),
Bonds
1.500%	04/25/20	PLN	5,290	1,222,301
1.750%	07/25/21	PLN	3,400	774,062
2.000%	04/25/21	PLN	10,310	2,382,216
2.500%	07/25/18	PLN	330	79,483
3.250%	07/25/25	PLN	1,660	389,286
4.000%	10/25/23	PLN	2,000	497,055
5.750%	10/25/21	PLN	650	174,979
5.750%	09/23/22	PLN	3,180	862,205
Romania Government Bond (Romania),
Bonds
4.750%	06/24/19	RON	610	152,105
4.750%	02/24/25	RON	110	27,642
Russian Federal Bond (Russia),
Bonds
6.700%	05/15/19	RUB	27,200	429,649
7.000%	01/25/23	RUB	31,100	477,818
7.000%	08/16/23	RUB	25,440	389,218
7.600%	07/20/22	RUB	850	13,535
7.750%	09/16/26	RUB	4,020	63,157
8.500%	09/17/31	RUB	32,370	531,143
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, RegS
7.850%	03/10/18	RUB	10,000	161,319
South Africa Government Bond (South Africa),
Bonds
7.000%	02/28/31	ZAR	1,730	103,043
7.750%	02/28/23	ZAR	1,010	70,497
8.000%	01/31/30	ZAR	12,260	803,264
8.250%	03/31/32	ZAR	13,905	910,844
8.500%	01/31/37	ZAR	7,185	470,004
8.750%	01/31/44	ZAR	3	200
8.875%	02/28/35	ZAR	7,955	543,585
9.000%	01/31/40	ZAR	13,290	907,989
10.500%	12/21/26	ZAR	1,680	134,875
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.875%	04/14/26		340	338,300
5.875%	09/16/25		220	234,729

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Thailand Government Bond (Thailand),
Sr. Unsec’d. Notes
2.550%	06/26/20	THB	6,180	$176,041
3.580%	12/17/27	THB	5,900	173,672
3.625%	06/16/23	THB	4,880	145,337
3.650%	12/17/21	THB	47,335	1,412,098
3.850%	12/12/25	THB	22,030	672,378
3.875%	06/13/19	THB	3,730	109,373
Sr. Unsec’d. Notes, TIPS, RegS
1.200%	07/14/21	THB	8,800	256,048
1.250%	03/12/28	THB	26,650	697,859
Turkey Government Bond (Turkey),
Bonds
7.400%	02/05/20	TRY	1,900	491,310
8.500%	07/10/19	TRY	2,420	657,336
9.400%	07/08/20	TRY	3,080	840,103
10.600%	02/11/26	TRY	1,870	515,370
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes, RegS
7.750%	10/13/19		60	33,300
8.250%	10/13/24		152	70,680

TOTAL FOREIGN GOVERNMENT BONDS (cost $64,093,993)				58,804,346

MUNICIPAL BONDS — 0.3%
California — 0.2%
State of California,
General Obligation Unlimited
7.550%	04/01/39		3,300	4,900,533

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33		2,420	2,162,270
6.630%	02/01/35		1,000	1,004,880

				3,167,150

TOTAL MUNICIPAL BONDS (cost $8,402,100)				8,067,683

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
Federal Home Loan Mortgage Corp.,
Series 2755, Class ZA
5.000%	02/15/34		806	867,749
Series 4273, Class PD
6.500%	11/15/43		1,781	2,031,214
Federal National Mortgage Assoc.,
Series 2007-33, Class HF
1.106%(c)	04/25/37		407	406,190
Series 2011-52, Class GB
5.000%	06/25/41		1,779	1,953,306
Series 2011-99, Class DB
5.000%	10/25/41		1,705	1,851,683
Series 2012-111, Class B
7.000%	10/25/42		290	332,763
Series 2012-153, Class B
7.000%	07/25/42		1,033	1,199,414

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Mortgage Repurchase Agreement Financing Trust,
Series 2006-1, Class A, 144A^
1.637%(c)	09/10/18	5,250	$5,250,000
Series 2006-2, Class A, 144A^
1.837%(c)	03/10/19	5,200	5,200,000
Series 2016-3, Class A1, 144A^
1.664%(c)	11/10/18	2,600	2,600,000
Paragon Mortgages No. 12 PLC (United Kingdom), Series 12A, Class A2C, 144A
1.126%(c)	11/15/38	1,547	1,423,096
Paragon Mortgages No. 13 PLC (United Kingdom), Series 13A, Class A2C, 144A
1.060%(c)	01/15/39	2,449	2,249,304
Station Place Securitization Trust, Series 2015-2, Class A, 144A^
1.754%(c)	05/15/18	2,700	2,700,000

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $27,940,527)			28,064,719

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.4%
Federal Farm Credit Banks
3.280%	05/20/32	2,400	2,407,438
Federal Home Loan Banks
2.125%	06/09/23	6,100	6,005,487
3.375%	09/08/23	3,400	3,611,861
5.375%	08/15/24	1,400	1,682,415
Federal Home Loan Mortgage Corp.
3.000%	05/01/42	162	161,577
3.000%	07/01/42	24	24,085
3.000%	08/01/42	163	163,370
3.000%	08/01/42	35	34,953
3.000%	08/01/42	28	27,518
3.000%	10/01/42	84	83,824
3.000%	10/01/42	22	21,556
3.000%	12/01/42	28	27,693
3.000%	01/01/43	191	191,111
3.000%	02/01/43	458	458,118
3.000%	02/01/43	192	192,123
3.000%	03/01/43	1,205	1,204,085
3.000%	03/01/43	969	968,177
3.000%	06/01/43	680	679,833
3.500%	06/01/42	275	283,196
3.500%	04/01/43	8,062	8,307,609
3.500%	06/01/46	969	999,896
4.000%	02/01/41	52	55,385
4.000%	02/01/41	30	31,955
5.000%	04/01/33	56	61,064
5.000%	04/01/33	40	43,693
5.000%	08/01/33	348	382,710
5.000%	08/01/33	2	2,081
5.000%	09/01/33	7	7,468
5.000%	09/01/33	1	1,138
5.000%	10/01/33	1	1,333
5.000%	04/01/34	2	1,929
5.000%	11/01/34	9	9,850
5.000%	12/01/34	294	321,694

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	12/01/34	211	$230,684
5.000%	07/01/35	2	1,967
5.000%	11/01/35	6	6,421
5.000%	04/01/37	297	325,374
5.000%	01/01/39	39	42,585
5.000%	04/01/39	284	309,276
5.000%	07/01/39	47	51,195
5.500%	01/01/36	4	3,975
5.500%	12/01/36	613	685,032
5.500%	08/01/37	44	48,697
5.500%	05/01/40	51	57,173
5.500%	08/01/40	1,457	1,622,673
5.500%	08/01/40	400	447,550
7.000%	02/01/39	961	1,099,878
Federal National Mortgage Assoc.
1.875%	09/24/26	8,000	7,349,800
3.000%	11/01/42	32	31,794
3.000%	12/01/42	1,141	1,140,240
3.000%	12/01/42	288	287,770
3.000%	12/01/42	103	102,687
3.000%	12/01/42	63	62,648
3.000%	12/01/42	57	56,515
3.000%	12/01/42	50	49,489
3.000%	12/01/42	28	27,604
3.000%	12/01/42	23	22,675
3.000%	01/01/43	276	275,131
3.000%	01/01/43	127	127,240
3.000%	01/01/43	101	100,972
3.000%	01/01/43	57	57,081
3.000%	01/01/43	42	41,794
3.000%	01/01/43	41	41,233
3.000%	01/01/43	35	35,348
3.000%	01/01/43	35	34,729
3.000%	01/01/43	30	29,731
3.000%	01/01/43	28	27,558
3.000%	01/01/43	26	26,240
3.000%	01/01/43	25	25,320
3.000%	01/01/43	23	23,040
3.000%	01/01/43	21	20,968
3.000%	03/01/43	1,800	1,799,864
3.000%	03/01/43	568	568,163
3.000%	03/01/43	260	259,584
3.000%	03/01/43	42	41,742
3.000%	03/01/43	38	37,845
3.000%	04/01/43	2,267	2,266,827
3.000%	04/01/43	307	306,938
3.000%	04/01/43	290	290,327
3.000%	04/01/43	245	245,310
3.000%	04/01/43	137	137,219
3.000%	04/01/43	76	76,154
3.000%	04/01/43	60	59,560
3.000%	05/01/43	1,144	1,143,806
3.000%	05/01/43	618	617,463
3.000%	05/01/43	517	516,904
3.000%	05/01/43	263	262,830
3.000%	05/01/43	128	128,433
3.000%	05/01/43	117	116,728
3.000%	03/01/44	964	961,921

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/41		70	$72,221
3.500%	06/01/42		77	79,825
3.500%	10/01/42		1,761	1,815,170
3.500%	10/01/42		45	46,630
3.500%	04/01/43		114	117,067
3.500%	05/01/43		134	137,652
3.500%	07/01/43		1,266	1,305,167
3.500%	07/01/43		1,035	1,067,182
3.500%	07/01/43		986	1,016,210
3.500%	07/01/43		334	343,844
3.500%	07/01/43		118	121,735
3.500%	07/01/43		97	100,406
3.500%	07/01/43		80	82,091
3.500%	07/01/43		77	79,375
3.500%	08/01/43		264	272,291
3.500%	08/01/43		239	246,213
3.500%	08/01/43		133	137,253
3.500%	08/01/43		98	101,101
3.500%	08/01/43		82	84,222
3.500%	08/01/43		66	67,615
3.500%	09/01/43		78	80,106
3.500%	01/01/44		190	195,443
3.500%	04/01/45		487	501,097
3.500%	04/01/45		27	27,883
3.500%	06/01/45		80	82,790
3.500%	06/01/45		52	53,115
3.500%	07/01/45		38	38,679
3.500%	07/01/45		32	33,304
3.500%	09/01/45		54	55,110
3.500%	10/01/45		95	98,157
3.500%	10/01/45		29	30,267
3.500%	11/01/45		48	49,749
3.500%	11/01/45		42	43,590
3.500%	12/01/45		932	958,385
3.500%	12/01/45		46	47,206
3.500%	01/01/46		136	139,515
3.500%	05/01/46		1,587	1,631,555
3.500%	06/01/46		1,964	2,021,169
3.500%	06/01/46		965	995,828
4.000%	TBA	(t)	20,000	21,026,172
4.500%	04/01/45		6,081	6,634,578
4.500%	05/01/45		732	794,742
5.000%	08/01/33		73	79,871
5.000%	11/01/35		140	153,108
5.000%	05/01/37		197	214,867
5.000%	03/01/38		68	73,660
5.000%	04/01/39		821	894,735
5.000%	06/01/39		35	38,521
5.000%	09/01/39		506	552,439
5.000%	10/01/39		208	226,662
5.000%	01/01/40		123	133,995
5.000%	08/01/40		537	586,048
5.000%	11/01/40		324	353,143
5.000%	11/01/40		176	192,869
5.000%	11/01/40		163	180,624
5.000%	02/01/41		564	617,594
5.000%	02/01/41		34	36,623
5.000%	08/01/41		837	915,461

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	08/01/41	391		$428,347
5.000%	09/01/41	44		47,691
5.000%	10/01/41	221		241,291
5.000%	12/01/41	77		84,022
5.000%	03/01/42	833		909,576
5.000%	10/01/43	549		600,708
5.000%	10/01/43	10		10,675
5.000%	05/01/44	637		694,938
5.000%	12/01/44	1,054		1,149,181
5.000%	01/01/45	1,851		2,020,097
5.500%	03/01/33	2		2,216
5.500%	04/01/33	181		208,569
5.500%	12/01/33	44		49,590
5.500%	03/01/34	4		4,582
5.500%	09/01/34	9		10,284
5.500%	05/01/35	8		9,379
5.500%	07/01/35	3		3,087
5.500%	08/01/37	1,714		1,920,046
5.500%	02/01/38	22		24,130
6.000%	02/01/26	9		9,978
6.000%	04/01/34	14		16,140
6.000%	06/01/35	24		28,095
6.000%	07/01/35	158		180,077
6.000%	07/01/35	82		92,330
6.000%	10/01/35	285		323,617
6.000%	02/01/36	16		17,620
6.000%	06/01/36	261		295,494
6.000%	02/01/37	24		26,748
6.000%	03/01/37	2		2,726
6.000%	04/01/37	8		8,759
6.000%	05/01/37	28		31,815
6.000%	05/01/37	27		30,801
6.000%	05/01/37	14		15,529
6.000%	06/01/37	14		16,254
6.000%	06/01/37	10		11,004
6.000%	06/01/37	7		7,782
6.000%	06/01/37	1		1,164
6.000%	08/01/37	24		27,323
6.000%	08/01/37	18		19,892
6.000%	09/01/37	140		158,680
6.000%	09/01/37	36		40,928
6.000%	09/01/37	12		13,171
6.000%	12/01/37	22		25,290
6.000%	02/01/38	8		9,540
6.000%	02/01/38	—	(r)	432
6.000%	03/01/38	36		41,193
6.000%	05/01/38	141		159,875
6.000%	09/01/38	246		278,820
6.000%	09/01/38	182		206,351
6.000%	09/01/38	14		16,171
6.000%	09/01/38	5		6,120
6.000%	10/01/38	4		4,199
6.000%	11/01/38	18		20,578
6.000%	01/01/39	23		26,301
6.000%	02/01/39	31		35,683
6.000%	07/01/39	302		342,808
6.000%	09/01/39	28		31,557
6.000%	09/01/39	13		14,366

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	10/01/39		14	$16,343
6.000%	11/01/39		31	35,241
6.000%	12/01/39		71	80,931
6.000%	04/01/40		14	15,838
6.000%	06/01/40		29	33,106
6.000%	10/01/40		10	11,761
6.000%	05/01/41		15	16,845
6.250%	05/15/29		2,100	2,783,573
7.000%	03/01/39		570	662,829
Government National Mortgage Assoc.
3.000%	09/20/46		15,001	15,211,035
3.000%	12/20/46		74,000	75,033,667
4.000%	02/20/41		13	13,668
4.000%	10/20/41		3	3,294
4.000%	11/20/41		20	20,801
4.000%	04/20/42		11	11,288
4.000%	10/20/42		5	5,857
4.000%	08/20/43		113	120,432
4.000%	10/20/43		19,018	20,265,336
4.000%	03/20/44		12	12,361
4.000%	05/20/44		14	14,973
4.000%	11/20/44		1,000	1,062,879
4.000%	06/20/45		1,479	1,571,787
4.000%	07/20/45		7,345	7,806,558
4.000%	08/20/45		11,104	11,808,724
4.000%	09/20/45		3,717	3,950,832
4.000%	10/20/45		4,951	5,267,148
4.000%	11/20/45		1,007	1,070,347
4.000%	01/20/46		83	88,148
4.000%	02/20/46		6,228	6,619,712
4.000%	03/20/46		27,387	29,108,913
4.000%	04/20/46		18,000	19,131,832
4.000%	06/20/46		1,915	2,035,431
4.000%	08/20/46		15,564	16,542,604
4.000%	09/20/46		184	195,809
4.000%	10/20/46		174	184,783
4.000%	TBA	(t)	9,000	9,557,753
5.000%	07/15/40		567	621,394
5.500%	11/15/32		74	83,635
5.500%	11/15/32		56	62,694
5.500%	01/15/33		79	89,377
5.500%	02/15/33		137	154,479
5.500%	03/15/33		84	95,050
5.500%	03/15/33		66	74,293
5.500%	07/15/33		73	82,549
5.500%	07/15/33		54	60,834
5.500%	08/15/33		69	77,466
5.500%	09/15/33		56	62,799
5.500%	04/15/34		80	90,699
5.500%	05/15/34		48	53,782
5.500%	09/15/34		594	671,269
5.500%	09/15/34		74	83,472
5.500%	12/15/34		565	638,519
5.500%	01/15/35		528	596,827

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $344,802,367)				346,291,057

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 6.7%
U.S. Treasury Bonds
2.875%	08/15/45	8,300	$7,987,132
3.000%	11/15/45	3,050	3,008,300
3.625%	08/15/43	1,400	1,552,523
3.750%	11/15/43	1,560	1,768,711
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/17	13,500	14,394,436
0.125%	04/15/18	22,700	23,951,907
0.125%	04/15/19	1,400	1,462,183
0.125%	01/15/22	3,200	3,423,172
0.125%	01/15/23	900	935,492
0.125%	07/15/24	3,700	3,700,144
0.375%	07/15/23	2,700	2,829,441
0.375%	07/15/25	3,079	3,121,224
0.625%	01/15/24	6,520	6,872,810
2.125%	02/15/40	750	1,038,769
2.500%	01/15/29	3,400	4,616,816
2.625%	07/15/17	1,400	1,671,754
U.S. Treasury Notes
1.375%	04/30/21	14,700	14,420,362
1.625%	06/30/20	23,520	23,531,031
1.750%	09/30/22	1,710	1,677,604
1.875%	10/31/22	4,720	4,657,314
2.000%	12/31/21	28,080	28,183,110
2.250%	12/31/23	16,544	16,551,759
2.375%	08/15/24	1,980	1,989,203

TOTAL U.S. TREASURY OBLIGATIONS (cost $175,731,678)			173,345,197

TOTAL LONG-TERM INVESTMENTS (cost $1,888,611,170)			1,910,467,078

		Shares
SHORT-TERM INVESTMENTS — 28.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)		695,844,427	695,844,427
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $36,188,896; includes $36,156,335 of cash collateral for securities on loan)(b)(w)		36,180,997	36,188,233

TOTAL SHORT-TERM INVESTMENTS (cost $732,033,323)(Note 4)			732,032,660

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTION WRITTEN — 102.2% (cost $2,620,644,493)			2,642,499,738

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
SECURITIES SOLD SHORT — (4.6)%
U.S. GOVERNMENT AGENCY OBLIGATIONS — SHORT — (4.6)%
Federal Home Loan Mortgage Corp.
3.000%	TBA	(t)	4,000	$(3,971,898)
3.500%	TBA	(t)	9,000	(9,215,486)
Federal National Mortgage Assoc.
3.000%	TBA	(t)	12,000	(11,920,965)
3.500%	TBA	(t)	2,000	(2,049,844)
Government National Mortgage Assoc.
3.000%	TBA	(t)	89,000	(90,114,236)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $115,866,680)				(117,272,429)

			Notional Amount (000)#
OPTION WRITTEN*
Put Option
iShares MSCI Emerging Markets ETF,
expiring 01/31/17, Strike Price $34.56 (premiums received $300,993)			515	(300,993)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTION WRITTEN — 97.6% (cost $2,504,777,813)				2,524,926,316
Other assets in excess of liabilities(z) — 2.4%				60,937,300

NET ASSETS — 100.0%				$2,585,863,616

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $19,063,466 and 0.7% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $35,392,178; cash collateral of $36,156,335 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of ($87,000,000) is approximately (3.4)% of net assets.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
421	2 Year U.S. Treasury Notes	Mar. 2017	$91,168,302	$91,225,438	$57,136
215	5 Year U.S. Treasury Notes	Mar. 2017	25,338,922	25,297,774	(41,148)
64	10 Year U.S. Treasury Notes	Mar. 2017	7,881,452	7,954,000	72,548
51	20 Year U.S. Treasury Bonds	Mar. 2017	7,669,312	7,683,469	14,157
459	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	73,960,920	73,554,750	(406,170)
67	Amsterdam Index	Jan. 2017	6,667,698	6,814,396	146,698
95	ASX SPI 200 Index	Mar. 2017	9,448,929	9,651,100	202,171
312	CAC40 10 Euro	Jan. 2017	15,712,957	15,971,452	258,495
45	DAX Index	Mar. 2017	13,238,739	13,577,260	338,521
20	Euro STOXX 50 Index	Mar. 2017	676,857	689,910	13,053
295	FTSE 100 Index	Mar. 2017	24,964,649	25,630,992	666,343
16	FTSE/MIB Index	Mar. 2017	1,555,401	1,617,297	61,896
31	Hang Seng Index	Jan. 2017	4,337,481	4,389,851	52,370
205	IBEX 35 Index	Jan. 2017	19,739,218	20,097,760	358,542
1,718	Mini MSCI Emerging Markets Index	Mar. 2017	75,308,440	73,779,510	(1,528,930)
359	OMXS30 Index	Jan. 2017	6,047,147	5,985,566	(61,581)
1,312	Russell 2000 Mini Index	Mar. 2017	90,513,204	89,012,640	(1,500,564)
2,144	S&P 500 E-Mini Index	Mar. 2017	240,388,613	239,720,640	(667,973)
73	S&P/TSX 60 Index	Mar. 2017	9,748,843	9,752,907	4,064
784	SGX CNX Nifty 50 Index	Jan. 2017	12,598,504	12,833,296	234,792
160	SGX MSCI Singapore Index	Jan. 2017	3,543,283	3,533,335	(9,948)
232	TOPIX Index	Mar. 2017	29,380,229	30,132,706	752,477

					(983,051)

Short Positions:
224	30 Day Federal Funds	Apr. 2017	92,684,177	92,678,080	6,097
521	30 Year Euro Buxl	Mar. 2017	93,875,216	95,164,025	(1,288,809)

					(1,282,712)

					$(2,265,763)

Cash and foreign currency of $38,258,050 has been segregated with Barclays Capital Group to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/03/17	BNP Paribas	ARS	1,925	$123,401	$120,870	$(2,531)
Expiring 01/06/17	Royal Bank of Scotland Group PLC	ARS	150	9,281	9,371	90
Expiring 01/17/17	BNP Paribas	ARS	4,066	248,844	252,052	3,208
Australian Dollar,
Expiring 03/15/17	Citigroup Global Markets	AUD	11,990	8,939,372	8,636,757	(302,615)
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	272	81,642	83,338	1,696
Expiring 01/04/17	Bank of America	BRL	205	60,000	62,972	2,972
Expiring 01/04/17	Bank of America	BRL	137	39,319	42,042	2,723
Expiring 01/04/17	Barclays Capital Group	BRL	305	89,000	93,638	4,638
Expiring 01/04/17	BNP Paribas	BRL	1,459	424,386	447,568	23,182
Expiring 01/04/17	Hong Kong & Shanghai Bank	BRL	513	148,000	157,471	9,471
Expiring 01/04/17	JPMorgan Chase	BRL	38,600	11,198,956	11,841,279	642,323
Expiring 01/04/17	JPMorgan Chase	BRL	500	142,980	153,385	10,405
Expiring 01/04/17	Morgan Stanley	BRL	513	148,000	157,440	9,440
Expiring 01/04/17	Morgan Stanley	BRL	497	147,823	152,393	4,570
Expiring 02/02/17	JPMorgan Chase	BRL	26,480	8,009,195	8,052,173	42,978
Expiring 02/02/17	Morgan Stanley	BRL	981	299,104	298,308	(796)

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 02/02/17	Morgan Stanley	BRL	254	$75,400	$77,277	$1,877
British Pound,
Expiring 03/15/17	Citigroup Global Markets	GBP	17,310	21,889,724	21,373,062	(516,662)
Canadian Dollar,
Expiring 03/15/17	Morgan Stanley	CAD	16,370	12,365,467	12,203,195	(162,272)
Chilean Peso,
Expiring 01/19/17	Royal Bank of Scotland Group PLC	CLP	44,657	66,386	66,571	185
Expiring 01/19/17	State Street Bank	CLP	71,879	107,282	107,151	(131)
Expiring 03/15/17	Barclays Capital Group	CLP	3,535,000	5,345,532	5,249,929	(95,603)
Chinese Renminbi,
Expiring 01/20/17	Hong Kong & Shanghai Bank	CNH	927	132,698	131,874	(824)
Expiring 01/23/17	Standard Chartered PLC	CNH	1,017	145,266	144,469	(797)
Expiring 03/15/17	BNP Paribas	CNH	1,052	149,000	147,840	(1,160)
Expiring 03/15/17	BNP Paribas	CNH	1,078	153,116	151,567	(1,549)
Expiring 03/15/17	Citigroup Global Markets	CNH	35,540	5,099,362	4,997,013	(102,349)
Expiring 03/15/17	Hong Kong & Shanghai Bank	CNH	1,052	149,000	147,881	(1,119)
Expiring 03/15/17	JPMorgan Chase	CNH	2,107	297,380	296,250	(1,130)
Expiring 03/15/17	Standard Chartered PLC	CNH	1,048	149,000	147,354	(1,646)
Expiring 04/05/17	Hong Kong & Shanghai Bank	CNH	1,441	202,574	201,992	(582)
Colombian Peso,
Expiring 01/17/17	Credit Suisse First Boston Corp.	COP	178,946	59,940	59,383	(557)
Czech Koruna,
Expiring 03/15/17	Deutsche Bank AG	CZK	14,000	548,332	547,535	(797)
Expiring 03/15/17	Morgan Stanley	CZK	387,800	15,555,125	15,166,697	(388,428)
Danish Krone,
Expiring 03/15/17	Citigroup Global Markets	DKK	13,490	1,961,554	1,918,032	(43,522)
Egyptian Pound,
Expiring 11/29/17	Citigroup Global Markets	EGP	884	46,268	45,404	(864)
Expiring 12/19/17	Citigroup Global Markets	EGP	649	31,914	33,254	1,340
Euro,
Expiring 03/15/17	UBS AG	EUR	33,490	36,209,221	35,387,832	(821,389)
Hong Kong Dollar,
Expiring 03/15/17	Standard Chartered PLC	HKD	30,500	3,934,750	3,934,317	(433)
Hungarian Forint,
Expiring 03/16/17	Barclays Capital Group	HUF	439,801	1,489,943	1,499,982	10,039
Indian Rupee,
Expiring 01/09/17	UBS AG	INR	3,561	52,280	52,412	132
Expiring 01/30/17	Citigroup Global Markets	INR	37,766	554,004	554,592	588
Expiring 01/30/17	UBS AG	INR	16,186	238,129	237,683	(446)
Expiring 02/03/17	Deutsche Bank AG	INR	2,440	35,727	35,817	90
Expiring 03/15/17	JPMorgan Chase	INR	1,582,500	22,994,769	23,119,065	124,296
Indonesian Rupiah,
Expiring 01/09/17	BNP Paribas	IDR	2,819,472	213,758	208,953	(4,805)
Expiring 01/12/17	Citigroup Global Markets	IDR	5,643,538	428,352	418,053	(10,299)
Expiring 01/17/17	Citigroup Global Markets	IDR	802,200	60,000	59,378	(622)
Expiring 01/17/17	JPMorgan Chase	IDR	2,007,978	150,000	148,629	(1,371)
Expiring 01/17/17	UBS AG	IDR	696,996	52,268	51,591	(677)
Expiring 03/15/17	State Street Bank	IDR	313,290,000	22,892,948	22,997,981	105,033
Israeli Shekel,
Expiring 03/15/17	Morgan Stanley	ILS	1,160	306,411	301,777	(4,634)
Japanese Yen,
Expiring 03/15/17	Standard Chartered PLC	JPY	3,355,000	29,676,236	28,814,453	(861,783)
Malaysian Ringgit,
Expiring 01/03/17	Morgan Stanley	MYR	1,289	287,000	287,215	215
Expiring 01/09/17	Barclays Capital Group	MYR	2,698	607,624	601,184	(6,440)
Expiring 01/12/17	JPMorgan Chase	MYR	772	171,469	172,000	531
Expiring 01/12/17	Westpac Banking Corp.	MYR	3,503	792,158	780,406	(11,752)

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Malaysian Ringgit (continued),
Expiring 01/17/17	JPMorgan Chase	MYR	980	$218,356	$218,338	$(18)
Expiring 01/17/17	JPMorgan Chase	MYR	309	68,870	68,800	(70)
Expiring 01/19/17	Barclays Capital Group	MYR	1,161	260,743	258,655	(2,088)
Expiring 01/19/17	JPMorgan Chase	MYR	247	55,028	55,062	34
Mexican Peso,
Expiring 03/15/17	Bank of America	MXN	16,940	827,360	809,010	(18,350)
Expiring 03/15/17	Citigroup Global Markets	MXN	16,743	819,643	799,604	(20,039)
Expiring 03/15/17	Citigroup Global Markets	MXN	4,720	227,955	225,404	(2,551)
Expiring 03/15/17	Citigroup Global Markets	MXN	3,098	150,000	147,968	(2,032)
Expiring 03/15/17	Citigroup Global Markets	MXN	2,525	122,668	120,592	(2,076)
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	15,064	735,220	719,422	(15,798)
New Taiwanese Dollar,
Expiring 01/13/17	State Street Bank	TWD	9,393	293,000	291,638	(1,362)
Expiring 01/19/17	Standard Chartered PLC	TWD	4,860	152,000	150,939	(1,061)
Expiring 01/20/17	Barclays Capital Group	TWD	4,761	149,000	147,853	(1,147)
Expiring 01/20/17	Citigroup Global Markets	TWD	2,772	86,000	86,096	96
Expiring 01/20/17	UBS AG	TWD	4,784	149,000	148,589	(411)
Expiring 01/20/17	Westpac Banking Corp.	TWD	122	3,843	3,788	(55)
Expiring 03/15/17	BNP Paribas	TWD	163,200	5,100,797	5,081,184	(19,613)
New Zealand Dollar,
Expiring 03/15/17	Standard Chartered PLC	NZD	320	228,412	221,803	(6,609)
Norwegian Krone,
Expiring 03/15/17	Morgan Stanley	NOK	64,450	7,715,466	7,467,172	(248,294)
Expiring 03/15/17	Morgan Stanley	NOK	6,750	808,059	782,055	(26,004)
Expiring 03/15/17	Societe Generale	NOK	3,000	347,927	347,580	(347)
Philippine Peso,
Expiring 01/19/17	Barclays Capital Group	PHP	15,374	308,438	309,094	656
Romanian Leu,
Expiring 03/15/17	Morgan Stanley	RON	3,480	806,906	808,609	1,703
Russian Ruble,
Expiring 01/20/17	Citigroup Global Markets	RUB	6,720	102,029	109,036	7,007
Expiring 01/26/17	Bank of America	RUB	52,570	807,895	851,856	43,961
Expiring 01/26/17	Citigroup Global Markets	RUB	9,344	149,000	151,415	2,415
Expiring 01/26/17	Citigroup Global Markets	RUB	9,274	150,000	150,277	277
Expiring 01/26/17	Citigroup Global Markets	RUB	9,258	149,000	150,024	1,024
Expiring 01/26/17	Citigroup Global Markets	RUB	9,236	150,000	149,659	(341)
Expiring 01/26/17	Credit Suisse First Boston Corp.	RUB	9,263	151,000	150,105	(895)
Expiring 01/26/17	Deutsche Bank AG	RUB	9,383	144,685	152,052	7,367
Expiring 01/26/17	Morgan Stanley	RUB	9,454	147,000	153,200	6,200
Expiring 01/26/17	UBS AG	RUB	11,630	178,455	188,455	10,000
Expiring 03/15/17	JPMorgan Chase	RUB	995,250	15,302,592	15,970,474	667,882
Singapore Dollar,
Expiring 03/15/17	Standard Chartered PLC	SGD	2,240	1,578,178	1,546,214	(31,964)
South African Rand,
Expiring 03/15/17	BNP Paribas	ZAR	3,128	226,099	224,576	(1,523)
Expiring 03/15/17	Citigroup Global Markets	ZAR	846	61,000	60,710	(290)
Expiring 03/15/17	Deutsche Bank AG	ZAR	1,300	91,000	93,309	2,309
Expiring 03/15/17	JPMorgan Chase	ZAR	855	60,000	61,386	1,386
Expiring 03/15/17	State Street Bank	ZAR	142,590	10,276,757	10,237,026	(39,731)
South Korean Won,
Expiring 01/19/17	BNP Paribas	KRW	184,947	156,358	153,127	(3,231)
Expiring 01/19/17	JPMorgan Chase	KRW	362,982	301,000	300,531	(469)
Expiring 01/19/17	UBS AG	KRW	188,292	160,046	155,897	(4,149)
Expiring 01/19/17	UBS AG	KRW	180,238	152,000	149,228	(2,772)
Expiring 01/20/17	Hong Kong & Shanghai Bank	KRW	92,143	77,000	76,290	(710)
Expiring 01/20/17	JPMorgan Chase	KRW	178,895	150,000	148,116	(1,884)
Expiring 01/31/17	Standard Chartered PLC	KRW	181,457	151,000	150,238	(762)

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South Korean Won (continued),
Expiring 03/15/17	Bank of America	KRW	8,970,000	$7,652,278	$7,427,496	$(224,782)
Swedish Krona,
Expiring 03/15/17	Deutsche Bank AG	SEK	600	66,284	66,152	(132)
Expiring 03/15/17	State Street Bank	SEK	70,425	7,811,069	7,764,576	(46,493)
Expiring 03/15/17	State Street Bank	SEK	30,975	3,435,540	3,415,091	(20,449)
Swiss Franc,
Expiring 03/15/17	Morgan Stanley	CHF	10,390	10,376,618	10,251,381	(125,237)
Turkish Lira,
Expiring 03/15/17	Citigroup Global Markets	TRY	27,270	7,859,727	7,607,977	(251,750)
Expiring 03/15/17	Morgan Stanley	TRY	1,381	387,000	385,129	(1,871)
Expiring 03/15/17	Morgan Stanley	TRY	346	96,882	96,533	(349)
Expiring 03/15/17	Morgan Stanley	TRY	261	73,693	72,663	(1,030)
Expiring 03/15/17	Societe Generale	TRY	90	25,185	25,109	(76)
Expiring 03/15/17	Standard Chartered PLC	TRY	1,928	542,714	537,764	(4,950)

				$304,620,445	$301,890,434	(2,730,011)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/03/17	Bank of America	ARS	960	$61,323	$60,296	$1,027
Expiring 01/03/17	Citigroup Global Markets	ARS	965	61,562	60,574	988
Expiring 01/18/17	Bank of America	ARS	2,153	134,532	133,310	1,222
Expiring 02/24/17	BNP Paribas	ARS	1,925	118,174	116,191	1,983
Expiring 04/03/17	BNP Paribas	ARS	1,316	78,093	77,574	519
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	506	148,000	155,305	(7,305)
Expiring 01/04/17	Bank of America	BRL	504	151,000	154,602	(3,602)
Expiring 01/04/17	Bank of America	BRL	141	41,000	43,168	(2,168)
Expiring 01/04/17	Barclays Capital Group	BRL	12,620	3,688,441	3,871,424	(182,983)
Expiring 01/04/17	Barclays Capital Group	BRL	507	150,000	155,567	(5,567)
Expiring 01/04/17	Barclays Capital Group	BRL	229	67,116	70,213	(3,097)
Expiring 01/04/17	JPMorgan Chase	BRL	26,480	8,080,561	8,123,240	(42,679)
Expiring 01/04/17	Morgan Stanley	BRL	505	150,000	154,805	(4,805)
Expiring 01/04/17	Morgan Stanley	BRL	505	151,000	154,768	(3,768)
Expiring 01/04/17	RBC Dominion Securities	BRL	1,005	302,000	308,432	(6,432)
Expiring 02/02/17	Bank of America	BRL	272	80,941	82,608	(1,667)
Expiring 02/02/17	JPMorgan Chase	BRL	1,140	345,979	346,657	(678)
Chilean Peso,
Expiring 01/19/17	Credit Suisse First Boston Corp.	CLP	43,505	66,000	64,853	1,147
Expiring 01/19/17	Deutsche Bank AG	CLP	249,614	367,036	372,102	(5,066)
Expiring 03/15/17	JPMorgan Chase	CLP	80,000	118,519	118,811	(292)
Expiring 03/15/17	State Street Bank	CLP	10,375,000	15,473,989	15,408,206	65,783
Chinese Renminbi,
Expiring 01/20/17	Hong Kong & Shanghai Bank	CNH	927	132,698	131,874	824
Expiring 01/23/17	Standard Chartered PLC	CNH	1,017	145,266	144,562	704
Expiring 03/15/17	Hong Kong & Shanghai Bank	CNH	3,074	439,916	432,262	7,654
Expiring 03/15/17	JPMorgan Chase	CNH	1,045	149,000	146,917	2,083
Expiring 03/15/17	Standard Chartered PLC	CNH	1,062	151,000	149,269	1,731
Expiring 03/15/17	Standard Chartered PLC	CNH	1,026	147,323	144,306	3,017
Expiring 03/15/17	State Street Bank	CNH	106,140	15,241,241	14,923,548	317,693
Expiring 05/04/17	Hong Kong & Shanghai Bank	CNH	1,441	202,574	201,270	1,304
Colombian Peso,
Expiring 01/26/17	Morgan Stanley	COP	1,655,904	549,222	548,476	746
Euro,
Expiring 03/15/17	Societe Generale	EUR	520	549,758	549,468	290

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/15/17	UBS AG	EUR	14,340	$15,504,336	$15,152,628	$351,708
Expiring 03/15/17	Westpac Banking Corp.	EUR	1,459	1,530,995	1,541,812	(10,817)
Hungarian Forint,
Expiring 03/16/17	Bank of America	HUF	113,297	383,929	386,411	(2,482)
Expiring 03/16/17	JPMorgan Chase	HUF	56,000	191,210	190,993	217
Expiring 03/16/17	State Street Bank	HUF	3,004,000	10,299,311	10,245,410	53,901
Indian Rupee,
Expiring 01/30/17	Citigroup Global Markets	INR	20,122	295,049	295,492	(443)
Expiring 01/30/17	Morgan Stanley	INR	3,098	45,720	45,493	227
Expiring 01/30/17	UBS AG	INR	21,380	313,437	313,954	(517)
Expiring 03/15/17	BNP Paribas	INR	533,000	7,792,398	7,786,706	5,692
Indonesian Rupiah,
Expiring 01/12/17	Citigroup Global Markets	IDR	1,994,067	149,000	147,713	1,287
Expiring 01/12/17	Citigroup Global Markets	IDR	1,568,311	117,494	116,175	1,319
Expiring 01/12/17	Hong Kong & Shanghai Bank	IDR	4,214,615	318,204	312,203	6,001
Expiring 01/12/17	Morgan Stanley	IDR	5,205,776	389,421	385,625	3,796
Expiring 01/27/17	Barclays Capital Group	IDR	2,042,849	151,000	150,977	23
Expiring 03/15/17	BNP Paribas	IDR	106,740,000	7,883,309	7,835,566	47,743
Israeli Shekel,
Expiring 03/15/17	Citigroup Global Markets	ILS	564	148,046	146,739	1,307
Japanese Yen,
Expiring 03/15/17	Societe Generale	JPY	58,000	497,916	498,134	(218)
Expiring 03/15/17	Standard Chartered PLC	JPY	1,759,000	15,559,016	15,107,190	451,826
Malaysian Ringgit,
Expiring 01/03/17	JPMorgan Chase	MYR	980	218,526	218,446	80
Expiring 01/03/17	JPMorgan Chase	MYR	309	68,870	68,768	102
Expiring 01/12/17	BNP Paribas	MYR	422	95,271	93,974	1,297
Expiring 01/12/17	BNP Paribas	MYR	261	59,152	58,248	904
Expiring 01/12/17	JPMorgan Chase	MYR	342	77,327	76,171	1,156
Expiring 01/17/17	JPMorgan Chase	MYR	1,086	245,000	242,005	2,995
Mexican Peso,
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	3,252	155,415	155,310	105
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	3,095	150,000	147,806	2,194
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	3,088	150,000	147,453	2,547
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	3,076	149,000	146,918	2,082
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	2,415	117,000	115,345	1,655
New Taiwanese Dollar,
Expiring 01/13/17	Bank of America	TWD	4,809	152,204	149,305	2,899
Expiring 01/13/17	BNP Paribas	TWD	4,675	147,000	145,139	1,861
Expiring 01/13/17	Hong Kong & Shanghai Bank	TWD	4,737	149,000	147,070	1,930
Expiring 01/13/17	Morgan Stanley	TWD	25,446	809,575	790,033	19,542
Expiring 01/13/17	UBS AG	TWD	1,900	60,000	58,997	1,003
Expiring 01/20/17	Bank of America	TWD	4,846	152,000	150,508	1,492
Expiring 01/20/17	Bank of America	TWD	4,845	152,000	150,460	1,540
Expiring 01/20/17	Morgan Stanley	TWD	39,110	1,227,132	1,214,662	12,470
Expiring 03/15/17	State Street Bank	TWD	491,100	15,312,422	15,290,253	22,169
Expiring 06/20/17	UBS AG	TWD	14,704	461,200	459,665	1,535
Expiring 06/20/17	UBS AG	TWD	14,047	440,610	439,103	1,507
Peruvian Nuevo Sol,
Expiring 02/23/17	Bank of America	PEN	217	63,265	64,171	(906)
Expiring 02/23/17	Credit Suisse First Boston Corp.	PEN	946	274,601	279,751	(5,150)
Philippine Peso,
Expiring 01/19/17	JPMorgan Chase	PHP	7,489	149,000	150,556	(1,556)

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Philippine Peso (continued),
Expiring 01/19/17	UBS AG	PHP	7,872	$157,454	$158,264	$(810)
Polish Zloty,
Expiring 03/15/17	Royal Bank of Scotland Group PLC	PLN	621	147,727	148,110	(383)
Romanian Leu,
Expiring 03/15/17	Morgan Stanley	RON	370	86,151	85,974	177
Russian Ruble,
Expiring 01/26/17	Credit Suisse First Boston Corp.	RUB	9,252	151,000	149,929	1,071
Expiring 01/26/17	Credit Suisse First Boston Corp.	RUB	9,225	150,000	149,484	516
Expiring 01/26/17	Morgan Stanley	RUB	18,802	303,000	304,668	(1,668)
Expiring 01/26/17	Morgan Stanley	RUB	9,540	149,000	154,596	(5,596)
Expiring 01/26/17	Morgan Stanley	RUB	9,496	150,000	153,883	(3,883)
Expiring 01/26/17	Morgan Stanley	RUB	9,496	149,000	153,879	(4,879)
Expiring 01/26/17	Morgan Stanley	RUB	9,474	149,000	153,517	(4,517)
Expiring 01/26/17	Morgan Stanley	RUB	9,228	150,000	149,532	468
Expiring 03/15/17	Barclays Capital Group	RUB	343,500	5,282,177	5,512,040	(229,863)
Expiring 03/15/17	JPMorgan Chase	RUB	651,750	10,501,934	10,458,434	43,500
Singapore Dollar,
Expiring 03/15/17	Standard Chartered PLC	SGD	436	303,000	301,222	1,778
Expiring 03/15/17	Westpac Banking Corp.	SGD	794	557,419	547,705	9,714
South African Rand,
Expiring 03/15/17	Barclays Capital Group	ZAR	833	60,000	59,785	215
Expiring 03/15/17	Citigroup Global Markets	ZAR	850	60,000	61,015	(1,015)
South Korean Won,
Expiring 01/13/17	Bank of America	KRW	171,593	147,000	142,071	4,929
Expiring 01/13/17	BNP Paribas	KRW	497,895	435,531	412,233	23,298
Expiring 01/13/17	Hong Kong & Shanghai Bank	KRW	173,837	149,000	143,928	5,072
Expiring 01/13/17	State Street Bank	KRW	175,172	150,000	145,034	4,966
Expiring 01/13/17	UBS AG	KRW	183,014	156,698	151,527	5,171
Expiring 01/13/17	UBS AG	KRW	176,707	152,674	146,304	6,370
Expiring 01/19/17	BNP Paribas	KRW	230,326	195,000	190,699	4,301
Expiring 01/19/17	BNP Paribas	KRW	162,742	139,288	134,742	4,546
Expiring 01/19/17	Citigroup Global Markets	KRW	662,523	565,993	548,537	17,456
Expiring 01/19/17	Morgan Stanley	KRW	158,319	134,140	131,080	3,060
Expiring 01/19/17	Royal Bank of Scotland Group PLC	KRW	175,394	150,000	145,217	4,783
Expiring 01/19/17	State Street Bank	KRW	166,600	142,515	137,937	4,578
Expiring 01/19/17	UBS AG	KRW	718,981	607,535	595,282	12,253
Expiring 01/19/17	UBS AG	KRW	59,289	50,693	49,088	1,605
Expiring 01/31/17	JPMorgan Chase	KRW	233,049	194,000	192,954	1,046
Expiring 02/09/17	BNP Paribas	KRW	347,422	293,121	287,657	5,464
Expiring 03/15/17	State Street Bank	KRW	27,030,000	23,135,785	22,381,850	753,935
Swiss Franc,
Expiring 03/15/17	JPMorgan Chase	CHF	170	167,715	167,732	(17)
Expiring 03/15/17	Morgan Stanley	CHF	7,780	7,769,980	7,676,203	93,777
Thai Baht,
Expiring 01/13/17	Deutsche Bank AG	THB	15,112	421,147	421,953	(806)
Turkish Lira,
Expiring 03/15/17	Morgan Stanley	TRY	207	58,704	57,802	902
Expiring 03/15/17	Royal Bank of Scotland Group PLC	TRY	541	151,000	150,839	161

				$184,023,006	$182,136,702	1,886,304

						$(843,707)

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Cross currency exchange contracts outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
06/21/17	Buy	CZK	3,936	EUR	146	$95	Bank of America
06/21/17	Buy	CZK	7,890	EUR	293	105	Citigroup Global Markets
06/21/17	Buy	CZK	3,891	EUR	145	(634)	State Street Bank
06/21/17	Buy	CZK	3,933	EUR	146	(5)	UBS AG
09/20/17	Buy	CZK	10,038	EUR	376	(1,701)	State Street Bank
09/21/17	Buy	CZK	3,375	EUR	126	(573)	Morgan Stanley
11/21/17	Buy	CZK	9,338	EUR	349	(309)	Citigroup Global Markets
11/21/17	Buy	CZK	3,646	EUR	136	(143)	Morgan Stanley
11/22/17	Buy	CZK	3,657	EUR	137	(44)	Morgan Stanley
03/15/17	Buy	EUR	143	PLN	635	(365)	Barclays Capital Group
03/15/17	Buy	EUR	145	PLN	649	(1,699)	JPMorgan Chase
03/16/17	Buy	EUR	56	HUF	17,414	(45)	BNP Paribas
03/16/17	Buy	EUR	97	HUF	30,127	(219)	BNP Paribas
03/16/17	Buy	EUR	146	HUF	45,955	(2,451)	UBS AG
06/21/17	Buy	EUR	349	CZK	9,393	425	Citigroup Global Markets
06/21/17	Buy	EUR	29	CZK	776	239	State Street Bank
03/16/17	Buy	HUF	41,900	EUR	133	2,487	UBS AG
03/16/17	Buy	HUF	44,769	EUR	144	519	UBS AG
03/15/17	Buy	PLN	630	EUR	141	1,297	Barclays Capital Group

						$(3,021)

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	03/20/19	1.000%	80	0.582%	$(760)	$(202)	$(558)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	80	0.582%	(760)	(213)	(547)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	60	0.582%	(570)	(335)	(235)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	60	0.582%	(570)	(102)	(468)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	50	0.582%	(475)	(170)	(305)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.582%	(380)	(133)	(247)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	40	0.582%	(380)	(249)	(131)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.582%	(380)	(301)	(79)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.582%	(380)	(300)	(80)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.582%	(380)	(320)	(60)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.582%	(380)	(358)	(22)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	40	0.582%	(380)	(156)	(224)	JPMorgan Chase
People’s Republic of China	03/20/19	1.000%	30	0.582%	(285)	(100)	(185)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	03/20/19	1.000%	20	0.582%	$(190)	$(68)	$(122)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	20	0.582%	(190)	(82)	(108)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	20	0.582%	(190)	(67)	(123)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	20	0.582%	(190)	(133)	(57)	Citigroup Global Markets
People’s Republic of China	03/20/19	1.000%	10	0.582%	(95)	(66)	(29)	Barclays Capital Group
People’s Republic of China	03/20/19	1.000%	10	0.582%	(95)	(44)	(51)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	160	0.639%	(1,459)	—	(1,459)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	140	0.639%	(1,277)	(2,155)	878	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	110	0.639%	(1,003)	(747)	(256)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	90	0.639%	(821)	(482)	(339)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	80	0.639%	(730)	(476)	(254)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	70	0.639%	(638)	(214)	(424)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	60	0.639%	(547)	(389)	(158)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	60	0.639%	(547)	(780)	233	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	0.639%	(456)	(223)	(233)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	0.639%	(456)	(331)	(125)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	50	0.639%	(456)	(352)	(104)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	40	0.639%	(364)	(275)	(89)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	40	0.639%	(364)	(98)	(266)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.639%	(274)	(196)	(78)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.639%	(274)	(292)	18	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.639%	(274)	(326)	52	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	30	0.639%	(274)	(193)	(81)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	20	0.639%	(183)	(123)	(60)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	20	0.639%	(183)	(126)	(57)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	10	0.639%	(91)	(57)	(34)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	380	0.958%	(727)	641	(1,368)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	12/20/20	1.000%	340	0.958%	$(660)	$4,107	$(4,767)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	320	0.958%	(622)	2,808	(3,430)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	300	0.958%	(582)	3,754	(4,336)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%	260	0.958%	(497)	3,106	(3,603)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	240	0.958%	(459)	2,932	(3,391)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	200	0.958%	(383)	1,318	(1,701)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	200	0.958%	(383)	2,426	(2,809)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%	170	0.958%	(325)	914	(1,239)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%	150	0.958%	(287)	2,025	(2,312)	JPMorgan Chase
People’s Republic of China	12/20/20	1.000%	100	0.958%	(192)	1,014	(1,206)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	60	0.958%	(114)	715	(829)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	40	0.958%	(76)	269	(345)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	10	0.958%	(19)	84	(103)	Citigroup Global Markets
People’s Republic of China	12/20/20	1.000%	10	0.958%	(19)	88	(107)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	970	1.080%	2,973	11,551	(8,578)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	280	1.080%	858	1,380	(522)	UBS AG
People’s Republic of China	06/20/21	1.000%	250	1.080%	767	2,447	(1,680)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	230	1.080%	705	2,458	(1,753)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	160	1.080%	491	1,558	(1,067)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	160	1.080%	491	1,740	(1,249)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	160	1.080%	491	1,736	(1,245)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	140	1.080%	429	322	107	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	130	1.080%	399	1,235	(836)	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%	130	1.080%	399	472	(73)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%	120	1.080%	368	1,161	(793)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	120	1.080%	368	1,368	(1,000)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	120	1.080%	368	1,231	(863)	JPMorgan Chase

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
People’s Republic of China	06/20/21	1.000%	100	1.080%	$307	$218	$89	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	90	1.080%	276	—	276	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	80	1.080%	245	300	(55)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	60	1.080%	184	97	87	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%	60	1.080%	184	566	(382)	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%	50	1.080%	153	254	(101)	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%	40	1.080%	123	87	36	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%	20	1.080%	61	194	(133)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	20	1.080%	61	(168)	229	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%	20	1.080%	61	102	(41)	JPMorgan Chase

					$(12,284)	$45,276	$(57,560)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.27.V1	12/20/21	1.000%	24,650	$(289,715)	$(381,196)	$(91,481)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1):
CMBX.NA.AAA.6	05/11/63	0.500%	200	$(69)	$(5,029)	$4,960	Credit Suisse First Boston Corp.
CMBX.NA.AAA.6	05/11/63	0.500%	200	(69)	(4,787)	4,718	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	500	(2,806)	(19,286)	16,480	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(2,246)	(15,582)	13,336	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(2,246)	(15,582)	13,336	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(2,246)	(14,520)	12,274	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	400	(2,246)	(14,777)	12,531	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	200	(1,122)	(7,569)	6,447	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	200	(1,123)	(7,706)	6,583	Credit Suisse First Boston Corp.
CMBX.NA.AAA.7	01/17/47	0.500%	200	(1,123)	(7,404)	6,281	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection(1) (continued):
CMBX.NA.AAA.8	10/17/57	0.500%	1,800	$(20,584)	$(80,820)	$60,236	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	1,000	(11,438)	(49,556)	38,118	Credit Suisse First Boston Corp.
CMBX.NA.AAA.8	10/17/57	0.500%	700	(8,007)	(35,542)	27,535	Credit Suisse First Boston Corp.

				$(55,325)	$(278,160)	$222,835

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities, and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

Currency swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
ZAR	927	6.49%	89	3 Month LIBOR	Deutsche Bank AG	05/23/19	$(21,769)	$(85)	$(21,684)
ZAR	580	6.34%	56	3 Month LIBOR	Citigroup Global Markets	05/13/24	(13,889)	(147)	(13,742)
ZAR	1,190	6.34%	115	3 Month LIBOR	Morgan Stanley	05/13/24	(28,415)	(246)	(28,169)

							$(64,073)	$(478)	$(63,595)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
CZK	36,000	12/21/26	0.475%	6 Month PRIBOR(1)	$1,556	$55,714	$54,158
EUR	110	03/15/27	0.750%	6 Month EURIBOR(1)	1,493	(537)	(2,030)
EUR	100	03/15/47	1.250%	6 Month EURIBOR(1)	2,652	82	(2,570)
HKD	3,420	03/15/22	2.500%	3 Month HIBOR(1)	686	(2,692)	(3,378)
MXN	5,370	09/25/18	5.190%	28 Day Mexican Interbank Rate(1)	3	8,644	8,641
MXN	7,240	03/11/20	5.250%	28 Day Mexican Interbank Rate(2)	(15,342)	(21,525)	(6,183)
MXN	2,480	03/09/22	5.500%	28 Day Mexican Interbank Rate(1)	5,554	11,104	5,550
MXN	13,210	03/06/24	5.750%	28 Day Mexican Interbank Rate(2)	(8,308)	(76,152)	(67,844)
MXN	23,160	03/03/27	6.000%	28 Day Mexican Interbank Rate(2)	(54,608)	(159,314)	(104,706)
PLN	3,620	03/15/22	1.820%	6 Month WIBOR(2)	(1,846)	(23,177)	(21,331)
	18,390	12/19/19	2.250%	3 Month LIBOR(2)	132	18,554	18,422
	55,830	12/20/19	2.250%	3 Month LIBOR(2)	11,726	55,814	44,088
	4,180	12/19/23	2.600%	3 Month LIBOR(1)	1,040	(28,270)	(29,310)
	7,910	12/20/28	2.790%	3 Month LIBOR(1)	(7,535)	(111,631)	(104,096)
ZAR	3,310	06/13/19	7.640%	3 Month JIBAR(2)	—	794	794
ZAR	1,200	09/05/19	7.280%	3 Month JIBAR(2)	1	(515)	(516)
ZAR	3,620	09/08/19	7.310%	3 Month JIBAR(2)	3	(1,356)	(1,359)
ZAR	2,280	09/21/23	8.350%	3 Month JIBAR(2)	—	2,747	2,747
ZAR	1,120	12/18/24	7.890%	3 Month JIBAR(1)	—	1,338	1,338

					$(62,793)	$(270,378)	$(207,585)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	2,130	01/02/17	11.550%	Brazil Interbank Overnight Lending Rate(2)	$(23,967)	$—	$(23,967)	Credit Suisse First Boston Corp.
BRL	1,440	01/02/17	15.740%	Brazil Interbank Overnight Lending Rate(2)	6,925	—	6,925	Citigroup Global Markets
BRL	40	01/02/17	11.770%	Brazil Interbank Overnight Lending Rate(2)	(377)	—	(377)	Deutsche Bank AG
BRL	3,270	01/02/18	13.877%	Brazil Interbank Overnight Lending Rate(2)	16,610	—	16,610	Deutsche Bank AG
BRL	2,710	01/02/18	12.740%	Brazil Interbank Overnight Lending Rate(1)	(10,703)	—	(10,703)	Citigroup Global Markets
BRL	290	01/02/18	11.150%	Brazil Interbank Overnight Lending Rate(2)	(4,044)	—	(4,044)	Credit Suisse First Boston Corp.
BRL	4,250	01/04/21	11.798%	Brazil Interbank Overnight Lending Rate(2)	21,146	—	21,146	Deutsche Bank AG
BRL	3,190	01/04/21	11.765%	Brazil Interbank Overnight Lending Rate(2)	14,702	—	14,702	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL	2,090	01/04/21	16.150%	Brazil Interbank Overnight Lending Rate(2)	$80,118	$—	$80,118	Morgan Stanley
BRL	740	01/04/21	13.927%	Brazil Interbank Overnight Lending Rate(1)	(15,018)	—	(15,018)	Deutsche Bank AG
BRL	570	01/04/21	11.410%	Brazil Interbank Overnight Lending Rate(1)	3,802	—	3,802	Morgan Stanley
BRL	480	01/04/21	16.170%	Brazil Interbank Overnight Lending Rate(2)	18,480	—	18,480	Deutsche Bank AG
BRL	1,820	01/02/23	13.602%	Brazil Interbank Overnight Lending Rate(1)	(38,515)	—	(38,515)	Deutsche Bank AG
BRL	740	01/02/25	14.335%	Brazil Interbank Overnight Lending Rate(2)	22,951	—	22,951	Deutsche Bank AG
BRL	620	01/02/25	12.340%	Brazil Interbank Overnight Lending Rate(1)	(4,383)	—	(4,383)	Deutsche Bank AG
COP	2,973,100	03/27/17	7.340%	1 Day COOIS(1)	(487)	—	(487)	Morgan Stanley
COP	3,393,170	03/30/17	7.350%	1 Day COOIS(1)	(660)	—	(660)	Citigroup Global Markets
COP	2,077,690	04/03/17	7.360%	1 Day COOIS(1)	(472)	—	(472)	Morgan Stanley
COP	1,960,340	04/18/17	7.260%	1 Day COOIS(1)	(375)	—	(375)	Citigroup Global Markets
COP	5,226,670	04/20/17	7.230%	1 Day COOIS(1)	(26,041)	—	(26,041)	Morgan Stanley
COP	857,980	05/15/17	7.130%	1 Day COOIS(1)	(2,845)	—	(2,845)	Morgan Stanley
COP	3,290,440	06/13/17	7.220%	1 Day COOIS(1)	(46,014)	—	(46,014)	Citigroup Global Markets
COP	3,222,940	08/01/17	7.339%	1 Day COOIS(1)	4,291	—	4,291	Morgan Stanley
COP	423,180	04/15/19	5.110%	90 Day Colombian Interbank rate(1)	2,782	—	2,782	Credit Suisse First Boston Corp.
COP	224,740	04/22/19	5.190%	1 Day COOIS(1)	1,324	—	1,324	JPMorgan Chase
KRW	246,840	03/03/17	2.850%	3 Month KWCDC(2)	667	—	667	Deutsche Bank AG
KRW	840,670	03/07/17	2.875%	3 Month KWCDC(2)	2,310	—	2,310	Citigroup Global Markets
KRW	1,319,500	10/06/17	2.239%	3 Month KWCDC(2)	8,693	—	8,693	Citigroup Global Markets
KRW	915,800	10/06/17	2.245%	3 Month KWCDC(2)	6,081	—	6,081	Deutsche Bank AG
KRW	116,820	10/13/17	2.250%	3 Month KWCDC(2)	768	(7)	775	Morgan Stanley
KRW	221,190	10/14/17	2.240%	3 Month KWCDC(2)	1,416	(13)	1,429	Citigroup Global Markets
KRW	202,870	10/14/17	2.250%	3 Month KWCDC(2)	1,315	(12)	1,327	Morgan Stanley
KRW	202,870	10/14/17	2.245%	3 Month KWCDC(2)	1,353	(12)	1,365	Morgan Stanley
KRW	445,020	10/15/17	2.252%	3 Month KWCDC(2)	2,925	(26)	2,951	Deutsche Bank AG
KRW	299,010	10/28/17	2.172%	3 Month KWCDC(2)	1,750	—	1,750	Deutsche Bank AG
KRW	533,310	02/07/19	1.461%	3 Month KWCDC(2)	(439)	—	(439)	Morgan Stanley
KRW	1,473,020	05/14/23	2.000%	3 Month KWCDC(1)	(72,497)	—	(72,497)	Barclays Capital Group

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
KRW	411,360	07/11/24	2.940%	3 Month KWCDC(2)	$29,735	$—	$29,735	Citigroup Global Markets
THB	7,690	02/04/21	1.903%	6 Month Thailand Reference Rate(2)	(1,334)	—	(1,334)	Citigroup Global Markets
THB	3,360	02/15/21	1.815%	6 Month Thailand Reference Rate(2)	(964)	—	(964)	Citigroup Global Markets
THB	4,390	02/16/21	1.830%	6 Month Thailand Reference Rate(2)	(1,197)	—	(1,197)	Credit Suisse First Boston Corp.
THB	5,230	02/23/21	1.880%	6 Month Thailand Reference Rate(2)	(1,179)	—	(1,179)	Morgan Stanley
ZAR	3,400	06/07/18	7.100%	3 Month JIBAR(2)	(1,138)	—	(1,138)	Deutsche Bank AG
ZAR	1,375	06/07/18	7.110%	3 Month JIBAR(2)	(446)	—	(446)	Deutsche Bank AG
ZAR	18,000	04/30/20	6.000%	3 Month JIBAR(2)	(64,349)	—	(64,349)	Morgan Stanley

					$(67,300)	$(70)	$(67,230)

Cash of $814,816 has been segregated with Barclays Capital Group to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$732,032,660	$—	$—
Common Stocks	313,893,777	392,249,175	73,095
Preferred Stocks	2,296,475	3,085,884	—
Rights	—	3,031	1,352
Unaffiliated Exchange Traded Funds	43,901,050	—	—
Unaffiliated Funds	6,167,100	173,617	—
Warrants	394	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	56,170,142	—
Non-Residential Mortgage-Backed Securities	—	68,079,848	—
Bank Loans	—	44,450,576	3,239,019
Commercial Mortgage-Backed Securities	—	5,683,866	—
Corporate Bonds	—	356,425,675	—
Foreign Government Bonds	—	58,804,346	—
Municipal Bonds	—	8,067,683	—
Residential Mortgage-Backed Securities	—	12,314,719	15,750,000
U.S. Government Agency Obligations	—	346,291,057	—
U.S. Treasury Obligations	—	173,345,197	—
U.S. Government Agency Obligations – Short	—	(117,272,429)	—
Option Written	(300,993)	—	—
Other Financial Instruments*
Futures Contracts	(2,265,763)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
OTC Forward Foreign Currency Exchange Contracts	$—	$(843,707)	$—
OTC Cross Currency Exchange Contracts	—	(3,021)	—
OTC Credit Default Swap Agreements	—	(67,609)	—
Centrally Cleared Credit Default Swap Agreements	—	(91,481)	—
OTC Currency Swap Agreements	—	(64,073)	—
Centrally Cleared Interest Rate Swap Agreements	—	(207,585)	—
OTC Interest Rate Swap Agreements	—	(67,300)	—

Total	$1,095,724,700	$1,406,527,611	$19,063,466

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	28.3%
U.S. Government Agency Obligations	13.4
Banks	6.7
U.S. Treasury Obligations	6.7
Equity Real Estate Investment Trusts (REITs)	4.1
Non-Residential Mortgage-Backed Securities	2.6
Foreign Government Bonds	2.3
Collateralized Loan Obligations	2.2
Pharmaceuticals	1.9
Unaffiliated Exchange Traded Funds	1.7
Insurance	1.4
Media	1.4
Telecommunications	1.4
Oil, Gas & Consumable Fuels	1.2
Residential Mortgage-Backed Securities	1.1
Software	0.9
Food Products	0.8
Pipelines	0.8
Real Estate Management & Development	0.8
Chemicals	0.7
Diversified Financial Services	0.7
Diversified Telecommunication Services	0.7
Food & Staples Retailing	0.7
Technology Hardware, Storage & Peripherals	0.7
Beverages	0.6
Electric Utilities	0.6
Industrial Conglomerates	0.6
Internet Software & Services	0.6
Semiconductors & Semiconductor Equipment	0.6
Electric	0.5
Electronic Equipment, Instruments & Components	0.5
Health Care Providers & Services	0.5
IT Services	0.5
Metals & Mining	0.5
Multi-National	0.5
Oil & Gas	0.5
Specialty Retail	0.5
Aerospace & Defense	0.4
Agriculture	0.4
Automobiles	0.4
Hotels, Restaurants & Leisure	0.4
Machinery	0.4

Real Estate Investment Trusts (REITs)	0.4%
Retail	0.4
Wireless Telecommunication Services	0.4
Auto Components	0.3
Auto Manufacturers	0.3
Beverages	0.3
Capital Markets	0.3
Commercial Services & Supplies	0.3
Health Care Equipment & Supplies	0.3
Healthcare-Products	0.3
Municipal Bonds	0.3
Road & Rail	0.3
Textiles, Apparel & Luxury Goods	0.3
Trading Companies & Distributors	0.3
Unaffiliated Funds	0.3
Biotechnology	0.2
Commercial Mortgage-Backed Securities	0.2
Communications Equipment	0.2
Construction & Engineering	0.2
Foods	0.2
Healthcare-Services	0.2
Household Durables	0.2
Internet	0.2
Lodging	0.2
Multiline Retail	0.2
Multi-Utilities	0.2
Air Freight & Logistics	0.1
Airlines	0.1
Building Products	0.1
Commercial Services	0.1
Construction Materials	0.1
Consumer Finance	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Electrical Equipment	0.1
Electronics	0.1
Energy Equipment & Services	0.1
Gas Utilities	0.1
Household Products	0.1
Household Products/Wares	0.1
Independent Power & Renewable Electricity Producers	0.1
Internet & Direct Marketing Retail	0.1
Life Sciences Tools & Services	0.1
Machinery-Diversified	0.1
Marine	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Paper & Forest Products	0.1
Personal Products	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Professional Services	0.1%
Real Estate	0.1
Semiconductors	0.1
Thrifts & Mortgage Finance	0.1
Tobacco	0.1
Transportation Infrastructure	0.1
Trucking & Leasing	0.1

Water Utilities	0.1%
U.S. Government Agency Obligations—Short	(4.6)

97.6
Other assets in excess of liabilities	2.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$91,481	*
Credit contracts	Premiums paid for OTC swap agreements	56,678		Premiums received for OTC swap agreements	289,562
Credit contracts	Unrealized appreciation on OTC swap agreements	224,840		Unrealized depreciation on OTC swap agreements	59,565
Equity contracts	Due from/to broker-variation margin futures	3,089,422	*	Due from/to broker-variation margin futures	3,768,996	*
Equity contracts	Unaffiliated investments	4,777		Options written outstanding, at value	300,993
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	5,167		Unrealized depreciation on OTC cross currency exchange contracts	8,188
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,186,278		Unrealized depreciation on OTC forward foreign currency exchange contracts	5,029,985
Interest rate contracts	Due from/to broker-variation margin futures	149,938	*	Due from/to broker-variation margin futures	1,736,127	*
Interest rate contracts	Due from/to broker-variation margin swaps	135,738	*	Due from/to broker-variation margin swaps	343,323	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	548
Interest rate contracts	Unrealized appreciation on OTC swap agreements	250,214		Unrealized depreciation on OTC swap agreements	381,039

Total		$8,103,052			$12,009,807

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written
Credit contracts	$—	$—	$—	$—
Equity contracts	27,320	2,378	(6,852,654)	6,162,076
Foreign exchange contracts	—	—	—	250,439
Interest rate contracts	—	—	—	—

Total	$27,320	$2,378	$(6,852,654)	$6,412,515

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$(2,245,987)	$(2,245,987)
Equity contracts	46,281,885	—	—	45,621,005
Foreign exchange contracts	—	324,949	—	575,388
Interest rate contracts	747,838	—	92,397	840,235

Total	$47,029,723	$324,949	$(2,153,590)	$44,790,641

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Futures	Forward & Cross Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$254,290	$254,290
Equity contracts	2,956	(3,755)	(2,167,729)	—	(1,035)	(2,169,563)
Foreign exchange contracts	—	—	—	(1,184,048)	—	(1,184,048)
Interest rate contracts	—	—	(1,438,336)	—	362,573	(1,075,763)

Total	$2,956	$(3,755)	$(3,606,065)	$(1,184,048)	$615,828	$(4,175,084)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts-Long Positions(3)	Futures Contracts-Short Positions(3)	Cross Currency Exchange Contracts(3)	Forward Foreign Currency Exchange Contracts- Purchased(4)	Forward Foreign Currency Exchange Contracts- Sold(4)
$2,647,134	$572,000	$737,734,235	$146,234,948	$1,926,777	$298,626,359	$210,342,102

Credit Default Swap Agreements - Buy Protection(2)	Credit Default Swap Agreements - Sell Protection(2)	Currency Swap Agreements(2)	Interest Rate Swap Agreements(2)	Total Return Swap Agreements(2)
$54,939,000	$14,640,000	$3,895,000	$62,750,000	$58,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Trade Date.

(4)	Value at Settlement Date.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$35,392,178	$(35,392,178)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$64,556	$(64,556)	$—	$—
Barclays Capital Group	19,107	(19,107)	—	—
BNP Paribas	123,998	(34,676)	—	89,322
Citigroup Global Markets	113,769	(113,769)	—	—
Credit Suisse First Boston Corp.	228,351	(228,351)	—	—
Deutsche Bank AG	114,506	(98,458)	—	16,048

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Hong Kong & Shanghai Bank	$32,256	$(3,235)	$—	$29,021
JPMorgan Chase	1,554,255	(66,376)	—	1,487,879
Morgan Stanley	265,550	(265,550)	—	—
RBC Dominion Securities	—	—	—	—
Royal Bank of Scotland Group PLC	13,802	(13,802)	—	—
Societe Generale	290	(290)	—	—
Standard Chartered PLC	459,056	(459,056)	—	—
State Street Bank	1,328,297	(110,501)	—	1,217,796
UBS AG	395,670	(395,670)	—	—
Westpac Banking Corp.	9,714	(9,714)	—	—

	$4,723,177

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(261,262)	$64,556	$—	$(196,706)
Barclays Capital Group	(601,634)	19,107	80,000	(502,527)
BNP Paribas	(34,676)	34,676	—	—
Citigroup Global Markets	(1,375,694)	113,769	—	(1,261,925)
Credit Suisse First Boston Corp.	(313,970)	228,351	85,619	—
Deutsche Bank AG	(98,458)	98,458	—	—
Hong Kong & Shanghai Bank	(3,235)	3,235	—	—
JPMorgan Chase	(66,376)	66,376	—	—
Morgan Stanley	(1,113,049)	265,550	190,000	(657,499)
RBC Dominion Securities	(6,432)	—	—	(6,432)
Royal Bank of Scotland Group PLC	(16,181)	13,802	—	(2,379)
Societe Generale	(641)	290	—	(351)
Standard Chartered PLC	(910,005)	459,056	—	(450,949)
State Street Bank	(110,501)	110,501	—	—
UBS AG	(834,149)	395,670	438,479	—
Westpac Banking Corp.	(22,624)	9,714	—	(12,910)

	$(5,768,887)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $35,392,178:
Unaffiliated investments (cost $1,888,611,170)	$1,910,467,078
Affiliated investments (cost $732,033,323)	732,032,660
Cash	186,806
Foreign currency, at value (cost $5,141,574)	5,115,568
Deposit with broker for futures	38,258,050
Receivable for investments sold	179,135,474
Dividends and interest receivable	8,373,070
Unrealized appreciation on OTC forward foreign currency contracts	4,186,278
Cash segregated for counterparty – OTC	2,600,000
Tax reclaim receivable	1,598,390
Deposit with broker for centrally cleared swaps	814,816
Unrealized appreciation on OTC swap agreements	475,054
Receivable for fund share sold	297,582
Due from broker-variation margin futures	272,319
Premiums paid for OTC swap agreements	56,678
Receivable from affiliate	50,668
Unrealized appreciation on OTC cross currency exchange contracts	5,167
Prepaid expenses	20,221

Total Assets	2,883,945,879

LIABILITIES:
Payable for investments purchased	137,532,863
Securities sold short, at value (proceeds received $115,866,680)	117,272,429
Payable to broker for collateral for securities on loan	36,156,335
Unrealized depreciation on OTC forward foreign currency contracts	5,029,985
Advisory fees payable	547,785
Unrealized depreciation on OTC swap agreements	440,604
Options written outstanding, at value (premiums received $300,993)	300,993
Accrued expenses and other liabilities	292,540
Premiums received for OTC swap agreements	290,110
Payable for fund share repurchased	92,760
Distribution fee payable	87,755
Due to broker-variation margin swaps	29,139
Unrealized depreciation on OTC cross currency exchange contracts	8,188
Foreign withholding taxes payable	431
Affiliated transfer agent fee payable	346

Total Liabilities	298,082,263

NET ASSETS	$2,585,863,616

Net assets were comprised of:
Paid-in capital	$1,935,495,515
Retained earnings	650,368,101

Net assets, December 31, 2016	$2,585,863,616

Net asset value and redemption price per share, $2,585,863,616 / 204,833,142 outstanding shares of beneficial interest	$12.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$28,243,096
Unaffiliated dividend income (net) (foreign withholding tax $2,066,229, of which $185,042 is reimbursable by an affiliate)	23,633,509
Affiliated dividend income	3,691,260
Income from securities lending, net (including affiliated income of $288,382)	351,733

55,919,598

EXPENSES
Advisory fees	19,625,307
Distribution fee	6,468,540
Custodian and accounting fees	1,651,000
Audit fee	60,000
Insurance expenses	34,000
Trustees’ fees	33,000
Shareholders’ reports	29,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	382
Miscellaneous	307,067

Total expenses	28,235,296
Less: advisory fee waivers and/or expense reimbursement	(4,846,790)
Less: distribution fee waiver	(65,379)

Net expenses	23,323,127

NET INVESTMENT INCOME (LOSS)	32,596,471

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(725,066))	(7,792,021)
Futures transactions	47,029,723
Options written transactions	6,412,515
Swap agreements transactions	(2,153,590)
Foreign currency transactions	(2,941,458)

40,555,169

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $765,195)	48,544,475
Futures	(3,606,065)
Swap agreements	615,828
Foreign currencies	(1,143,175)

44,411,063

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	84,966,232

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$117,562,703

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$32,596,471	$33,834,005
Net realized gain (loss) on investment and foreign currency transactions	40,555,169	34,451,675
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	44,411,063	(94,516,361)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,562,703	(26,230,681)

FUND SHARE TRANSACTIONS:
Fund share sold [42,530,246 and 7,679,900 shares, respectively]	511,752,868	93,137,714
Fund share repurchased [60,007,017 and 33,304,244 shares, respectively]	(709,993,866)	(401,099,745)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(198,240,998)	(307,962,031)

CAPITAL CONTRIBUTIONS (NOTE 4)	732,765	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,945,530)	(334,192,712)
NET ASSETS:
Beginning of year	2,665,809,146	3,000,001,858

End of year	$2,585,863,616	$2,665,809,146

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 85.8%
COMMON STOCKS — 51.9%	Shares	Value (Note 2)
Australia — 0.4%
AGL Energy Ltd.	5,313	$84,532
Alumina Ltd.	26,531	34,692
Amcor Ltd.	11,700	125,925
AMP Ltd.	18,394	66,712
APA Group	11,014	67,993
Aristocrat Leisure Ltd.	2,332	26,017
ASX Ltd.	730	26,152
Atlassian Corp. PLC (Class A Stock)*	9,797	235,912
Aurizon Holdings Ltd.	27,555	100,185
Australia & New Zealand Banking Group Ltd.	26,391	577,731
Bendigo & Adelaide Bank Ltd.	3,523	32,228
BHP Billiton Ltd.	171,505	3,072,489
BHP Billiton PLC	16,858	268,432
Boral Ltd.	10,373	40,383
Brambles Ltd.	10,628	94,845
Caltex Australia Ltd.	2,190	48,017
Challenger Ltd.	3,825	30,906
Coca-Cola Amatil Ltd.	7,895	57,578
Cochlear Ltd.	826	72,903
Commonwealth Bank of Australia	13,277	787,648
Computershare Ltd.	8,037	72,109
CSL Ltd.	3,633	262,738
Dexus Property Group, REIT	14,884	103,253
DUET Group	13,466	26,593
Fortescue Metals Group Ltd.	8,092	33,817
Goodman Group, REIT	19,006	97,608
GPT Group (The), REIT	6,372	23,102
Incitec Pivot Ltd.	12,262	31,729
Insurance Australia Group Ltd.	11,895	51,295
LendLease Group	5,350	56,221
Macquarie Group Ltd.	2,901	181,725
Medibank Private Ltd.	23,399	47,539
Mirvac Group, REIT	49,106	75,412
National Australia Bank Ltd.	20,298	448,353
Newcrest Mining Ltd.	6,051	86,766
Oil Search Ltd.	113,111	582,157
Orica Ltd.	5,138	65,300
Origin Energy Ltd.	12,284	58,119
Qantas Airways Ltd.	11,816	28,306
QBE Insurance Group Ltd.	12,847	114,785
Ramsay Health Care Ltd.	1,374	67,555
REA Group Ltd.	1,133	45,026
Santos Ltd.	15,651	45,085
Scentre Group, REIT	33,474	112,054
Sonic Healthcare Ltd.	1,565	24,085
South32 Ltd.	58,498	115,157
Stockland, REIT	21,410	70,732
Suncorp Group Ltd.	13,246	128,978
Sydney Airport	14,293	61,695
Tabcorp Holdings Ltd.	14,868	51,510
Tatts Group Ltd.	8,855	28,534
Telstra Corp. Ltd.	31,138	114,422
TPG Telecom Ltd.	5,696	27,963
Transurban Group	20,063	149,315
Treasury Wine Estates Ltd.	3,619	27,840

COMMON STOCKS (continued)	Shares	Value (Note 2)
Australia (continued)
Vicinity Centres, REIT	51,418	$110,884
Wesfarmers Ltd.	8,396	254,835
Westfield Corp., REIT	13,180	89,116
Westpac Banking Corp.	25,389	595,980
Woodside Petroleum Ltd.	6,577	147,314
Woolworths Ltd.	10,666	185,137

		10,751,424

Austria — 0.1%
Lenzing AG	12,076	1,461,463

Belgium — 0.3%
Anheuser-Busch InBev SA/NV	41,785	4,422,705
Bekaert SA	37,238	1,505,146
KBC Group NV	34,014	2,101,658

		8,029,509

Bermuda
Marvell Technology Group Ltd.	3,327	46,145

Brazil — 0.4%
Ambev SA, ADR	311,080	1,527,403
Banco do Brasil SA	103,492	893,198
CCR SA	147,420	722,900
Cielo SA	120,600	1,033,439
EDP—Energias do Brasil SA	94,191	387,796
Kroton Educacional SA	182,184	746,156
Lojas Renner SA	101,000	719,013
M Dias Branco SA	5,330	188,344
Marfrig Global Foods SA*	130,517	265,068
MRV Engenharia e Participacoes SA	147,746	496,618
Qualicorp SA	40,243	238,018
Transmissora Alianca de Energia Eletrica SA, UTS	44,520	283,696
Ultrapar Participacoes SA	70,490	1,482,484
Vale SA, ADR	112,351	856,115
WEG SA	201,230	958,326

		10,798,574

Canada — 0.7%
Agnico Eagle Mines Ltd.	1,952	82,069
Agrium, Inc.	1,158	116,399
Alimentation Couche-Tard, Inc. (Class B Stock)	4,158	188,537
ARC Resources Ltd.	3,162	54,425
Bank of Montreal	5,870	422,199
Bank of Nova Scotia (The)	10,648	592,891
Barrick Gold Corp.	9,985	159,817
BCE, Inc.	1,125	48,623
Brookfield Asset Management, Inc. (Class A Stock)	8,571	282,795
Canadian Imperial Bank of Commerce	3,904	318,566
Canadian National Railway Co.	7,137	480,318
Canadian Natural Resources Ltd., (XTSE)	9,879	314,842
Canadian Pacific Railway Ltd., (XNYS)	13,741	1,961,802
Canadian Pacific Railway Ltd., (XTSE)	1,460	208,303
Canadian Tire Corp. Ltd. (Class A Stock)	763	79,144
Cenovus Energy, Inc.	8,051	121,726
CGI Group, Inc. (Class A Stock)*	2,235	107,268
Constellation Software, Inc.	202	91,792
Crescent Point Energy Corp.	5,591	75,996

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Canada (continued)
Dollarama, Inc.	1,092	$80,014
Enbridge, Inc.	7,588	319,310
Encana Corp.	6,982	81,955
Fairfax Financial Holdings Ltd.	202	97,565
Fortis, Inc.	2,461	75,994
Franco-Nevada Corp.	1,776	106,191
Gildan Activewear, Inc., (XNYS)	16,884	428,347
Gildan Activewear, Inc., (XTSE)	1,825	46,337
Goldcorp, Inc.	7,070	96,257
Great-West Lifeco, Inc.	3,148	82,460
Imperial Oil Ltd.	2,625	91,322
Intact Financial Corp.	1,121	80,235
Inter Pipeline Ltd.	2,624	57,927
Kinross Gold Corp.*	10,657	33,257
Loblaw Cos. Ltd.	1,918	101,196
Magna International, Inc., (XNYS)	86	3,732
Magna International, Inc., (XTSE)	4,066	176,552
Manulife Financial Corp.	17,592	313,279
Metro, Inc.	2,234	66,821
National Bank of Canada	3,128	127,040
Novadaq Technologies, Inc.*(a)	97,545	691,594
Open Text Corp.	1,276	78,804
Pembina Pipeline Corp.	3,760	117,506
Potash Corp. of Saskatchewan, Inc.	7,803	141,165
Power Corp. of Canada	3,725	83,370
Power Financial Corp.	2,334	58,339
Restaurant Brands International, Inc.	1,828	87,067
Rogers Communications, Inc. (Class B Stock)(a)	3,653	140,907
Royal Bank of Canada	12,860	870,360
Saputo, Inc.	2,670	94,479
Shaw Communications, Inc. (Class B Stock)	4,004	80,339
Silver Wheaton Corp.	3,967	76,642
SNC-Lavalin Group, Inc.	1,278	55,007
Sun Life Financial, Inc.	5,702	218,924
Suncor Energy, Inc.	14,227	465,174
Teck Resources Ltd. (Class B Stock)	5,579	111,651
Toronto-Dominion Bank (The)	16,047	791,444
TransCanada Corp., (XNYS)(a)	19,123	863,403
TransCanada Corp., (XTSE)(a)	6,518	293,896
Waste Connections, Inc.	84,629	6,650,994

		20,144,368

Chile
Banco Santander Chile, ADR(a)	33,930	742,049
Cencosud SA	87,196	244,731

		986,780

China — 1.3%
AAC Technologies Holdings, Inc.	66,500	601,942
Alibaba Group Holding Ltd., ADR*(a)	40,362	3,544,187
Anhui Conch Cement Co. Ltd. (Class H Stock)	302,000	817,269
Baidu, Inc., ADR*	21,413	3,520,511
Bank of China Ltd. (Class H Stock)	3,829,000	1,688,306
China CITIC Bank Corp. Ltd. (Class H Stock)	1,260,000	797,310
China Construction Bank Corp. (Class H Stock)	3,075,000	2,354,929

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Lesso Group Holdings Ltd.	229,000	$147,926
China Merchants Bank Co. Ltd. (Class H Stock)	482,000	1,124,091
China Overseas Land & Investment Ltd.	446,000	1,173,493
China Power International Development Ltd.	951,000	343,389
China Vanke Co. Ltd. (Class H Stock)	23,600	53,649
Chlitina Holding Ltd.	46,000	214,010
CNOOC Ltd.	2,617,000	3,252,238
Geely Automobile Holdings Ltd.	1,720,000	1,634,783
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	472,000	568,843
Huadian Power International Corp. Ltd. (Class H Stock)	802,000	361,931
Huaneng Power International, Inc. (Class H Stock)	534,000	352,482
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,060,000	1,228,239
Jiangnan Group Ltd.	728,000	102,057
NetEase, Inc., ADR	5,789	1,246,603
New Oriental Education & Technology Group, Inc., ADR*	5,722	240,896
PICC Property & Casualty Co. Ltd. (Class H Stock)	606,000	937,283
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	472,000	2,344,936
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	109,200	249,228
Shenzhen Expressway Co. Ltd. (Class H Stock)	298,000	253,865
Shenzhou International Group Holdings Ltd.	43,000	271,101
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	350,000	188,916
Sinopharm Group Co. Ltd. (Class H Stock)	174,400	714,751
Sunny Optical Technology Group Co. Ltd.	45,000	196,155
Tencent Holdings Ltd.	301,600	7,312,930
TravelSky Technology Ltd. (Class H Stock)	166,000	347,900
Tsingtao Brewery Co. Ltd. (Class H Stock)	220,000	828,701
Xinyi Solar Holdings Ltd.*	560,000	181,246
Zhejiang Expressway Co. Ltd. (Class H Stock)	360,000	342,720

		39,538,816

Denmark — 0.3%
AP Moller—Maersk A/S (Class B Stock)	220	350,672
Chr Hansen Holding A/S	4,910	271,549
Danske Bank A/S	8,955	270,922
Dfds A/S	25,878	1,179,863
H. Lundbeck A/S*	39,351	1,597,691
NKT Holding A/S	17,405	1,227,354
Novo Nordisk A/S (Class B Stock)	82,119	2,945,788
Pandora A/S	2,803	365,904
TDC A/S*	46,601	238,894
Vestas Wind Systems A/S	12,233	792,265

		9,240,902

Finland — 0.1%
Cargotec OYJ (Class B Stock)	6,109	275,041
Nokia OYJ	27,635	132,542
UPM-Kymmene OYJ	106,191	2,596,970

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Finland (continued)
Wartsila OYJ Abp	63	$2,825

		3,007,378

France — 2.0%
Accor SA	56,390	2,100,686
Air Liquide SA	6,801	756,265
Airbus SE	4,339	286,586
Arkema SA	15,289	1,494,516
AXA SA	253,488	6,390,150
BNP Paribas SA	84,964	5,406,949
Bouygues SA	6,321	226,288
Capgemini SA	3,943	332,196
Cie de Saint-Gobain	3,881	180,535
Cie Generale des Etablissements Michelin	4,525	502,995
Danone SA	1,107	70,050
Engie SA	3,230	41,115
Essilor International SA	16,917	1,908,721
Imerys SA	20,490	1,552,371
Kering	17,130	3,842,335
L’Oreal SA	826	150,552
LVMH Moet Hennessy Louis Vuitton SE	14,451	2,755,405
Natixis SA	65,857	370,866
Nexans SA*	2,655	137,314
Pernod Ricard SA	18,150	1,964,201
Renault SA	23,960	2,128,058
Safran SA	21,162	1,522,059
Sanofi	48,052	3,885,747
Schneider Electric SE	56,211	3,904,906
Societe Generale SA	49,581	2,438,740
Sodexo SA	13,333	1,530,811
Technip SA	59,672	4,250,557
Thales SA	22,164	2,147,272
TOTAL SA	84,176	4,317,578
Unibail-Rodamco SE, REIT	200	47,661
Valeo SA	38,562	2,213,768
Vinci SA	6,804	462,841
Vivendi SA	6,823	129,412

		59,449,506

Germany — 1.3%
adidas AG	3,395	535,455
Allianz SE	43,306	7,147,155
BASF SE	15,525	1,438,806
Bayer AG	36,238	3,775,413
Bayerische Motoren Werke AG	1,548	144,175
Brenntag AG	5,701	316,001
Continental AG	16,692	3,215,837
Covestro AG, 144A	28,266	1,934,748
Daimler AG	5,874	435,944
Deutsche Lufthansa AG	80,536	1,038,172
Deutsche Post AG	14,680	481,433
Deutsche Telekom AG	23,993	411,654
Evonik Industries AG	6,082	181,298
Fresenius Medical Care AG & Co. KGaA	8,910	753,084
Fresenius SE & Co. KGaA	6,490	506,292
HeidelbergCement AG	11,583	1,078,149
HOCHTIEF AG	6,604	922,007
Infineon Technologies AG	31,796	549,993
Linde AG	1,140	187,004

COMMON STOCKS (continued)	Shares	Value (Note 2)
Germany (continued)
Merck KGaA	2,964	$308,615
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	979	184,912
SAP SE	50,962	4,408,485
Siemens AG	32,633	3,995,596
Software AG	28,434	1,030,550
Suedzucker AG	52,847	1,259,697
Telefonica Deutschland Holding AG	50,651	216,504
Uniper SE*	3,808	52,415
Zalando SE, 144A*	16,922	644,633

		37,154,027

Hong Kong — 0.7%
AIA Group Ltd.	670,400	3,755,474
ASM Pacific Technology Ltd.	3,600	38,071
Bank of East Asia Ltd. (The)	6,400	24,433
BOC Hong Kong Holdings Ltd.	32,000	113,970
Cathay Pacific Airways Ltd.	17,000	22,310
Cheung Kong Infrastructure Holdings Ltd.	6,000	47,654
Cheung Kong Property Holdings Ltd.	325,000	1,984,773
China High Speed Transmission Equipment Group Co. Ltd.	136,000	158,304
CK Hutchison Holdings Ltd.	268,500	3,030,951
CLP Holdings Ltd.	17,500	160,490
Galaxy Entertainment Group Ltd. (Class L Stock)	16,000	69,298
Hang Lung Properties Ltd.	455,000	959,435
Hang Seng Bank Ltd.	7,500	139,084
Henderson Land Development Co. Ltd.	13,000	68,900
HKT Trust & HKT Ltd.	17,000	20,822
Hong Kong & China Gas Co. Ltd.	71,000	125,400
Hong Kong Exchanges & Clearing Ltd.	8,500	199,906
Hutchison Port Holdings Trust, UTS	109,900	47,807
Jardine Matheson Holdings Ltd.	34,800	1,922,700
Kerry Properties Ltd.	10,000	27,042
Kingboard Chemical Holdings Ltd.	91,500	276,337
Kingboard Laminates Holdings Ltd.	163,213	159,901
Lee & Man Paper Manufacturing Ltd.	422,000	325,399
Li & Fung Ltd.	52,000	22,789
Link REIT, REIT	14,500	94,005
MTR Corp. Ltd.	9,500	46,058
New World Development Co. Ltd.	23,000	24,233
Nine Dragons Paper Holdings Ltd.	229,000	206,786
NWS Holdings Ltd.	16,000	26,009
Power Assets Holdings Ltd.	11,000	96,768
Sands China Ltd.	805,600	3,475,499
Sino Land Co. Ltd.	44,000	65,606
Sun Art Retail Group Ltd.	585,000	512,586
Sun Hung Kai Properties Ltd.	14,000	176,295
Swire Pacific Ltd. (Class A Stock)	9,000	85,642
Techtronic Industries Co. Ltd.	6,000	21,471
WH Group Ltd., 144A	956,500	771,032
Wharf Holdings Ltd. (The)	16,000	105,984
Wheelock & Co. Ltd.	15,000	84,184
Xinyi Glass Holdings Ltd.*	332,000	270,473
Yue Yuen Industrial Holdings Ltd.	6,500	23,561

		19,787,442

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hungary
MOL Hungarian Oil & Gas PLC	6,901	$483,903
OTP Bank PLC	26,908	768,341

		1,252,244

India — 0.6%
Dr. Reddy’s Laboratories Ltd., ADR(a)	25,890	1,172,299
HDFC Bank Ltd., ADR	147,182	8,931,004
ICICI Bank Ltd., ADR	31,252	234,077
Infosys Ltd., ADR(a)	214,380	3,179,255
Mahindra & Mahindra Ltd., GDR	102,080	1,795,587
Reliance Industries Ltd., GDR, 144A	42,896	1,353,369

		16,665,591

Indonesia — 0.2%
Astra International Tbk PT	4,896,300	2,993,947
Bank Central Asia Tbk PT	729,000	836,396
Bank Rakyat Indonesia Persero Tbk PT	1,391,500	1,201,859
Unilever Indonesia Tbk PT	188,100	540,904

		5,573,106

Ireland
James Hardie Industries PLC, CDI	6,435	101,580
XL Group Ltd.	18,080	673,661

		775,241

Israel — 0.1%
Teva Pharmaceutical Industries Ltd., ADR	49,268	1,785,965

Italy — 0.2%
Atlantia SpA	13,835	323,690
Enel SpA.	606,836	2,667,478
Eni SpA	1,728	28,013
Ferrari NV	22,880	1,332,089
Intesa Sanpaolo SpA	497,598	1,260,491
Italgas SpA*	7,404	29,133
Snam SpA	37,022	152,266
Telecom Italia SpA*	338,158	298,574

		6,091,734

Japan — 2.4%
AEON Financial Service Co. Ltd.	1,200	21,255
Aeon Mall Co. Ltd.	6,000	84,317
Air Water, Inc.	8,000	144,110
Ajinomoto Co., Inc.	4,800	96,588
Alfresa Holdings Corp.	2,500	41,292
Amada Holdings Co. Ltd.	9,600	106,950
Aozora Bank Ltd.	3,000	10,600
Asahi Group Holdings Ltd.	1,300	40,931
Asahi Kasei Corp.	5,000	43,506
Astellas Pharma, Inc.	179,500	2,490,267
Bandai Namco Holdings, Inc.	5,200	143,130
Bridgestone Corp.	8,400	302,239
Canon, Inc.	7,300	205,584
Casio Computer Co. Ltd.	7,000	98,652
Central Japan Railway Co.	800	131,352
Chubu Electric Power Co., Inc.	5,500	76,535
Chugai Pharmaceutical Co. Ltd.	2,100	60,236
Concordia Financial Group Ltd.	26,700	128,484
CYBERDYNE, Inc.*	2,500	35,253
Dai Nippon Printing Co. Ltd.	3,000	29,600
Daicel Corp.	9,800	107,742

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Dai-ichi Life Holdings, Inc.	12,000	$199,518
Daiichi Sankyo Co. Ltd.	9,800	200,109
Daikin Industries Ltd.	26,200	2,400,153
Daito Trust Construction Co. Ltd.	1,300	195,439
Daiwa House Industry Co. Ltd.	8,800	239,979
Daiwa House REIT Investment Corp., REIT	13	32,957
DeNA Co. Ltd.	2,500	54,638
Denso Corp.	2,100	90,839
Dentsu, Inc.	2,100	98,749
DIC Corp.	2,300	69,702
East Japan Railway Co.	3,100	267,278
Eisai Co. Ltd.	2,000	114,615
Electric Power Development Co. Ltd.	6,000	137,709
FANUC Corp.	14,400	2,409,041
Fast Retailing Co. Ltd.	500	178,514
Fuji Electric Co. Ltd.	19,000	98,110
Fuji Heavy Industries Ltd.	4,100	167,052
FUJIFILM Holdings Corp.	6,300	238,555
Fujitsu Ltd.	14,000	77,526
Hankyu Hanshin Holdings, Inc.	4,000	128,083
Hitachi Ltd.	55,000	296,568
Hokuriku Electric Power Co.	1,100	12,304
Honda Motor Co. Ltd.	108,500	3,167,692
Hoya Corp.	3,800	159,332
Hulic Co. Ltd.	10,100	89,611
Inpex Corp.	262,100	2,619,902
Isuzu Motors Ltd.	5,000	63,223
ITOCHU Corp.	20,300	268,788
Itochu Techno-Solutions Corp.	1,300	33,741
J Front Retailing Co. Ltd.	8,000	107,709
Japan Airlines Co. Ltd.	4,800	140,068
Japan Exchange Group, Inc.	2,300	32,803
Japan Prime Realty Investment Corp., REIT	6	23,672
Japan Real Estate Investment Corp., REIT	14	76,458
Japan Retail Fund Investment Corp., REIT	23	46,626
Japan Tobacco, Inc.	114,800	3,768,154
JSR Corp.	5,100	80,276
JTEKT Corp.	2,100	33,486
JX Holdings, Inc.	46,200	195,214
Kajima Corp.	25,000	172,678
Kansai Electric Power Co., Inc. (The)*	11,600	126,459
Kao Corp.	5,000	236,674
Kawasaki Heavy Industries Ltd.	23,000	71,994
KDDI Corp.	89,600	2,262,667
Keikyu Corp.	3,000	34,750
Kewpie Corp.	3,100	75,187
Keyence Corp.	3,700	2,531,723
Kintetsu Group Holdings Co. Ltd.	15,000	57,160
Kirin Holdings Co. Ltd.	13,500	219,122
Komatsu Ltd.	90,000	2,038,514
Kubota Corp.	205,700	2,931,393
Kurita Water Industries Ltd.	1,200	26,401
Kyocera Corp.	800	39,664
Kyowa Hakko Kirin Co. Ltd.	9,300	128,278
Kyushu Electric Power Co., Inc.	5,800	62,834
Lawson, Inc.	400	28,077
M3, Inc.	5,300	133,247
Mabuchi Motor Co. Ltd.	1,800	93,535
Makita Corp.	40,700	2,719,529

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Marubeni Corp.	15,300	$86,538
Mazda Motor Corp.	9,300	151,441
Mebuki Financial Group, Inc.	22,300	82,419
Mitsubishi Chemical Holdings Corp.	2,200	14,224
Mitsubishi Corp.	17,100	363,181
Mitsubishi Electric Corp.	19,800	275,401
Mitsubishi Estate Co. Ltd.	5,000	99,323
Mitsubishi Heavy Industries Ltd.	3,000	13,638
Mitsubishi Tanabe Pharma Corp.	2,100	41,118
Mitsubishi UFJ Financial Group, Inc.	126,300	778,933
Mitsubishi UFJ Lease & Finance Co. Ltd.	27,600	142,354
Mitsui & Co. Ltd.	6,900	94,546
Mitsui Chemicals, Inc.	25,000	112,014
Mitsui Fudosan Co. Ltd.	93,000	2,152,998
Mitsui OSK Lines Ltd.	13,000	35,881
Mizuho Financial Group, Inc.	141,100	253,209
MS&AD Insurance Group Holdings, Inc.	1,500	46,451
Murata Manufacturing Co. Ltd.	1,000	133,537
NGK Insulators Ltd.	7,300	141,305
NGK Spark Plug Co. Ltd.	5,000	110,824
NH Foods Ltd.	5,000	134,883
Nidec Corp.	28,100	2,419,148
Nintendo Co. Ltd.	1,000	207,875
Nippon Building Fund, Inc., REIT	13	72,068
Nippon Prologis REIT, Inc., REIT	11	22,494
Nippon Steel & Sumitomo Metal Corp.	10,300	228,133
Nippon Telegraph & Telephone Corp.	8,800	370,437
Nippon Yusen KK	10,000	18,519
Nissan Motor Co. Ltd.	23,400	234,729
Nisshin Seifun Group, Inc.	7,500	112,379
Nitori Holdings Co. Ltd.	1,300	148,219
Nitto Denko Corp.	13,400	1,025,919
Nomura Holdings, Inc.	24,600	145,439
Nomura Real Estate Master Fund, Inc., REIT	27	40,865
NSK Ltd.	8,300	95,861
NTT DOCOMO, Inc.	13,900	316,159
Obayashi Corp.	2,500	23,868
Obic Co. Ltd.	1,300	56,701
Olympus Corp.	4,300	148,155
Omron Corp.	2,700	103,180
Ono Pharmaceutical Co. Ltd.	1,500	32,692
Oriental Land Co. Ltd.	3,200	180,613
ORIX Corp.	18,100	281,713
Otsuka Corp.	2,500	116,611
Otsuka Holdings Co. Ltd.	5,800	252,650
Panasonic Corp.	18,600	188,644
Rakuten, Inc.	7,500	73,484
Recruit Holdings Co. Ltd.	700	28,053
Resona Holdings, Inc.	27,900	142,988
Rinnai Corp.	700	56,325
Rohm Co. Ltd.	2,500	143,432
Ryohin Keikaku Co. Ltd.	500	97,867
Santen Pharmaceutical Co. Ltd.	2,200	26,843
Secom Co. Ltd.	300	21,919
Sekisui Chemical Co. Ltd.	600	9,551
Sekisui House Ltd.	3,300	54,827
Seven & i Holdings Co. Ltd.	5,800	220,569
Shimadzu Corp.	3,000	47,661

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Shimamura Co. Ltd.	800	$99,746
Shimano, Inc.	500	78,316
Shin-Etsu Chemical Co. Ltd.	40,700	3,149,731
Shionogi & Co. Ltd.	2,500	119,482
Shizuoka Bank Ltd. (The)	12,000	100,710
SMC Corp.	12,100	2,878,887
SoftBank Group Corp.	9,500	628,654
Sompo Holdings, Inc.	6,300	212,759
Sony Corp.	10,800	301,773
Stanley Electric Co. Ltd.	1,200	32,691
Sumitomo Electric Industries Ltd.	13,800	198,711
Sumitomo Metal Mining Co. Ltd.	6,000	76,546
Sumitomo Mitsui Financial Group, Inc.	130,000	4,950,787
Sumitomo Mitsui Trust Holdings, Inc.	4,600	164,582
Sumitomo Realty & Development Co. Ltd.	3,000	79,642
Sundrug Co. Ltd.	1,300	89,884
Suntory Beverage & Food Ltd.	1,200	49,706
Suruga Bank Ltd.	1,300	29,026
Suzuken Co. Ltd.	3,200	104,520
Suzuki Motor Corp.	6,100	214,164
Sysmex Corp.	1,300	75,113
T&D Holdings, Inc.	3,300	43,551
Takeda Pharmaceutical Co. Ltd.	3,800	157,647
Tohoku Electric Power Co., Inc.	2,200	27,733
Tokio Marine Holdings, Inc.	4,800	196,527
Tokyo Electric Power Co. Holdings, Inc.*	10,700	43,064
Tokyo Electron Ltd.	32,300	3,037,796
Tokyo Gas Co. Ltd.	11,000	49,656
Tokyo Tatemono Co. Ltd.	3,300	44,057
Tokyu Corp.	23,000	168,778
Tokyu Fudosan Holdings Corp.	22,800	134,282
Toppan Printing Co. Ltd.	15,000	143,028
Toshiba Corp.*	18,000	43,480
Toyo Suisan Kaisha Ltd.	800	28,943
Toyota Industries Corp.	2,500	118,863
Toyota Motor Corp.	74,500	4,367,817
Toyota Tsusho Corp.	1,200	31,191
Trend Micro, Inc.	2,200	78,086
United Urban Investment Corp., REIT	20	30,509
West Japan Railway Co.	3,300	202,145
Yamada Denki Co. Ltd.	23,100	124,381
Yamaha Motor Co. Ltd.	600	13,157
Yamato Holdings Co. Ltd.	4,600	93,247

		72,846,878

Luxembourg — 0.1%
APERAM SA	29,571	1,349,505
ArcelorMittal*	179,892	1,321,763

		2,671,268

Macau
Wynn Macau Ltd.	797,200	1,260,230

Malaysia
AirAsia Bhd	703,000	358,383
Public Bank Bhd	151,500	665,659

		1,024,042

Mexico — 0.1%
Arca Continental SAB de CV	74,830	389,281

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Grupo Financiero Banorte SAB de CV
(Class O Stock)	146,830	$723,184
Grupo Mexico SAB de CV	194,136	527,164
Wal-Mart de Mexico SAB de CV	576,470	1,031,712

		2,671,341

Netherlands — 1.0%
Akzo Nobel NV	45,023	2,813,353
AMG Advanced Metallurgical Group NV	47,484	737,909
ASML Holding NV	27,789	3,114,336
ASR Nederland NV*	101	2,401
BE Semiconductor Industries NV	39,953	1,328,999
Heineken Holding NV	3,241	225,382
Heineken NV	1,447	108,436
ING Groep NV	508,089	7,153,285
Koninklijke Ahold Delhaize NV	19,926	419,703
Koninklijke KPN NV	82,424	243,739
Koninklijke Philips NV	11,513	351,976
NN Group NV	53,913	1,825,098
NXP Semiconductors NV*	40,473	3,966,759
Randstad Holding NV	28,499	1,543,727
Royal Dutch Shell PLC (Class A Stock), (XLON)	195,440	5,394,868
Royal Dutch Shell PLC (Class B Stock)	29,006	833,403

		30,063,374

New Zealand
Auckland International Airport Ltd.	10,478	45,448
Contact Energy Ltd.	7,044	22,778
Fletcher Building Ltd.	11,883	87,313
Ryman Healthcare Ltd.	3,920	22,072
Spark New Zealand Ltd.	19,398	45,900

		223,511

Norway — 0.1%
Norsk Hydro ASA	392,739	1,874,438

Peru
Credicorp Ltd.	7,610	1,201,315

Poland — 0.1%
Eurocash SA	18,430	173,176
KGHM Polska Miedz SA	24,519	539,200
Polski Koncern Naftowy ORLEN SA	49,458	1,007,257

		1,719,633

Portugal
Galp Energia SGPS SA	15,856	236,386

Russia — 0.4%
Alrosa PJSC	309,220	491,853
Lukoil PJSC, ADR	60,048	3,368,693
Magnit PJSC, GDR, RegS	37,140	1,637,985
Magnitogorsk Iron & Steel OJSC	549,650	297,585
Mobile TeleSystems PJSC, ADR	108,758	990,785
Moscow Exchange MICEX-RTS PJSC	330,256	676,348
Ros Agro PLC, GDR, RegS	18,173	241,701
Rosneft Oil Co. PJSC, GDR	151,195	982,768
Sberbank of Russia PJSC, ADR(a)	305,767	3,540,782
Severstal PJSC, GDR, RegS	19,638	298,498
Tatneft PJSC, ADR(a)	15,229	627,739

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
X5 Retail Group NV, GDR, RegS*	4,135	$134,181

		13,288,918

Singapore — 0.1%
CapitaLand Ltd.	11,300	23,483
CapitaLand Mall Trust, REIT	16,800	21,790
ComfortDelGro Corp. Ltd.	12,700	21,581
DBS Group Holdings Ltd.	17,800	212,369
Genting Singapore PLC	46,100	28,693
Global Logistic Properties Ltd.	37,200	56,329
Jardine Cycle & Carriage Ltd.	14,600	414,640
Keppel Corp. Ltd.	20,100	79,997
Oversea-Chinese Banking Corp. Ltd.	28,600	175,651
Singapore Exchange Ltd.	4,700	23,177
Singapore Press Holdings Ltd.	9,600	23,346
Singapore Telecommunications Ltd.	67,100	168,316
United Overseas Bank Ltd.	11,500	161,562
Wilmar International Ltd.	23,500	58,056

		1,468,990

South Africa — 0.5%
Aspen Pharmacare Holdings Ltd.	39,920	822,383
Bid Corp. Ltd.	87,460	1,550,146
Bidvest Group Ltd. (The)	75,170	989,791
Capitec Bank Holdings Ltd.	11,420	576,379
FirstRand Ltd.	527,770	2,036,565
Imperial Holdings Ltd.	22,920	303,228
Mr. Price Group Ltd.	42,270	490,297
MTN Group Ltd.	70,640	646,971
Naspers Ltd. (Class N Stock)	15,266	2,228,709
Pick’n Pay Stores Ltd.	53,625	248,716
Remgro Ltd.	98,773	1,602,691
Sanlam Ltd.	170,960	782,011
Shoprite Holdings Ltd.	70,780	884,624
Standard Bank Group Ltd.	102,890	1,132,940
Tiger Brands Ltd.	44,404	1,283,652

		15,579,103

South Korea — 0.9%
Hana Financial Group, Inc.	33,706	869,954
Hankook Tire Co. Ltd.*	6,007	288,791
Hyosung Corp.*	3,051	366,763
Hyundai Heavy Industries Co. Ltd.*	2,918	350,488
Hyundai Marine & Fire Insurance Co. Ltd.*	14,086	366,657
Hyundai Mobis Co. Ltd.*	7,793	1,701,393
Hyundai Motor Co.	12,580	1,517,620
Korea Electric Power Corp.*	22,802	831,772
KT Corp.*	563	13,698
KT&G Corp.	10,793	902,832
LG Display Co. Ltd.	34,112	885,066
LG Uplus Corp.*	41,355	391,958
NCSoft Corp.*	2,761	564,779
Partron Co. Ltd.	22,469	192,120
POSCO	4,600	976,648
Samsung Electronics Co. Ltd.	2,480	3,691,016
Samsung Electronics Co. Ltd., GDR	12,076	9,020,772
Shinhan Financial Group Co. Ltd.*	32,318	1,211,963
SK Hynix, Inc.	34,635	1,274,433
SK Innovation Co. Ltd.*	6,511	787,949

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
S-Oil Corp.	8,555	$598,773

		26,805,445

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	27,851	187,686
Banco Santander SA	273,527	1,422,966
Bankia SA	370,110	377,160
Distribuidora Internacional de Alimentacion SA	42,926	210,535
Gamesa Corp. Tecnologica SA	46,936	948,941
Iberdrola SA	66,867	437,839
Industria de Diseno Textil SA	14,323	487,929
Telefonica SA	37,474	345,975

		4,419,031

Sweden — 0.3%
Assa Abloy AB (Class B Stock)	2,470	45,704
Atlas Copco AB (Class A Stock)	31,551	957,149
Boliden AB	69,016	1,792,691
Bonava AB (Class B Stock)*	70,967	1,099,391
Electrolux AB (Class B Stock)	104,283	2,582,155
Nobina AB, 144A	119,189	663,793
Nordea Bank AB	46,640	516,800
Sandvik AB	26,376	325,376
Skandinaviska Enskilda Banken AB (Class A Stock)	35,188	367,721
SSAB AB (Class B Stock)*	347,339	1,093,357
Telefonaktiebolaget LM Ericsson (Class B Stock)	23,562	138,096
Telia Co. AB	64,455	258,928

		9,841,161

Switzerland — 1.6%
ABB Ltd.*	65,672	1,381,852
Actelion Ltd.*	8,270	1,787,218
Adecco Group AG	4,598	300,143
Cie Financiere Richemont SA	35,154	2,323,347
Credit Suisse Group AG*	57,423	820,634
Glencore PLC*	496,253	1,676,792
LafargeHolcim Ltd., (SGMX)*	34,145	1,792,342
LafargeHolcim Ltd., (XEQT)*	20,203	1,059,720
Logitech International SA	72,796	1,811,777
Lonza Group AG*	6,600	1,140,673
Nestle SA	47,264	3,385,879
Novartis AG	73,397	5,337,687
Roche Holding AG	37,968	8,654,903
Schweiter Technologies AG	1,412	1,593,621
STMicroelectronics NV	279,374	3,166,561
Swiss Re AG	4,576	432,949
Syngenta AG*	476	188,608
UBS Group AG	340,801	5,328,581
VAT Group AG, 144A*	26,656	2,220,919
Wolseley PLC	8,905	543,620
Zurich Insurance Group AG	12,791	3,515,220

		48,463,046

Taiwan — 0.7%
Accton Technology Corp.	117,000	183,369
Catcher Technology Co. Ltd.	57,000	393,967
Coretronic Corp.	156,800	164,360

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
CTBC Financial Holding Co. Ltd.	763,000	$416,223
Delta Electronics, Inc.	265,000	1,302,774
Elite Material Co. Ltd.	163,000	453,218
FLEXium Interconnect, Inc.	153,635	402,322
Grape King Bio Ltd.	65,000	377,260
King Yuan Electronics Co. Ltd.	175,000	136,386
Largan Precision Co. Ltd.	8,000	932,491
Merry Electronics Co. Ltd.	67,000	250,088
Micro-Star International Co. Ltd.	245,000	555,953
Pegatron Corp.	182,000	432,984
President Chain Store Corp.	175,000	1,250,941
Silicon Motion Technology Corp., ADR(a)	14,932	634,311
St. Shine Optical Co. Ltd.	13,000	248,162
Taiwan Semiconductor Manufacturing Co. Ltd.	962,000	5,388,408
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	215,839	6,205,371
Tong Yang Industry Co. Ltd.	81,000	158,996
Uni-President Enterprises Corp.	448,000	738,691
Win Semiconductors Corp.	93,374	261,911
Zhen Ding Technology Holding Ltd.	134,000	263,357

		21,151,543

Thailand — 0.2%
Charoen Pokphand Foods PCL, NVDR	1,009,200	829,279
Kiatnakin Bank PCL, NVDR	187,700	308,534
Krung Thai Bank PCL, NVDR	1,785,500	879,782
PTT PCL, NVDR	112,500	1,164,809
Siam Cement PCL (The)	67,300	934,078
Siam Commercial Bank PCL (The)	311,900	1,328,235
Star Petroleum Refining PCL, NVDR	809,100	279,651
Thai Beverage PCL	567,100	332,262
Thai Oil PCL, NVDR	197,300	397,478
Thai Union Group PCL, NVDR	407,000	238,339
Thanachart Capital PCL, NVDR	251,300	308,299

		7,000,746

Turkey — 0.1%
Akbank TAS	346,604	767,263
Arcelik A/S	54,576	327,787
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	753,353	638,035
Eregli Demir ve Celik Fabrikalari TAS	377,280	548,918
KOC Holding A/S	125,330	489,811
Tekfen Holding A/S	197,886	362,262
Turkiye Garanti Bankasi A/S	192,440	415,020
Turkiye Is Bankasi (Class C Stock)	334,933	491,198
Turkiye Sise ve Cam Fabrikalari A/S	242,348	262,773

		4,303,067

United Arab Emirates
Aldar Properties PJSC	310,192	221,518
Emaar Properties PJSC	134,120	260,035

		481,553

United Kingdom — 1.9%
3i Group PLC	44,795	387,497
Aggreko PLC	49,606	559,976
Anglo American PLC*	2,543	35,930
Associated British Foods PLC	12,526	422,656

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
AstraZeneca PLC	5,199	$283,907
BAE Systems PLC	19,096	138,897
Barclays PLC	513,507	1,409,250
Barratt Developments PLC	34,494	196,104
BP PLC	121,925	763,673
British American Tobacco PLC	72,833	4,127,866
BT Group PLC	25,268	114,068
Burberry Group PLC	135,662	2,500,120
Capita PLC	383	2,504
Centrica PLC	164,058	472,497
Compass Group PLC	22,325	412,603
Diageo PLC	10,455	271,307
Dialog Semiconductor PLC*	52,658	2,212,429
Dixons Carphone PLC	46,837	204,561
GlaxoSmithKline PLC	56,348	1,082,367
HSBC Holdings PLC, (QMTF)	112,252	905,724
HSBC Holdings PLC, (XHKG)	511,200	4,087,682
Imperial Brands PLC	53,250	2,320,678
InterContinental Hotels Group PLC	8,756	391,519
ITV PLC	114,888	291,703
Kingfisher PLC	47,395	204,197
Liberty Global PLC (Class A Stock)*	1,939	59,314
Liberty Global PLC (Class C Stock)*	4,411	131,007
Lloyds Banking Group PLC	1,992,750	1,530,197
London Stock Exchange Group PLC	6,653	237,787
Meggitt PLC	285,440	1,611,945
National Grid PLC	12,919	150,943
Pentair PLC	1,582	88,703
Persimmon PLC	54,481	1,188,654
Prudential PLC	276,085	5,509,993
Randgold Resources Ltd.	1,878	144,283
Reckitt Benckiser Group PLC	4,032	341,545
Rio Tinto Ltd.	51,197	2,193,341
Rio Tinto PLC	52,014	1,985,802
RSA Insurance Group PLC	55,334	399,033
Standard Chartered PLC*	359,025	2,927,838
Taylor Wimpey PLC	104,819	197,699
Travis Perkins PLC	51,191	915,106
Tullow Oil PLC*	70,280	270,899
Unilever NV, CVA	18,599	764,028
Unilever PLC	57,720	2,334,203
Vodafone Group PLC	1,881,902	4,631,162
Whitbread PLC	6,393	297,393
WPP PLC	154,976	3,448,767

		55,159,357

United States — 32.5%
3M Co.	169	30,178
Abbott Laboratories	59,047	2,267,995
Acadia Healthcare Co., Inc.*(a)	88,210	2,919,751
ACADIA Pharmaceuticals, Inc.*(a)	6,645	191,642
Accenture PLC (Class A Stock)	28,179	3,300,607
Activision Blizzard, Inc.	1,722	62,181
Acuity Brands, Inc.(a)	16,246	3,750,552
Adobe Systems, Inc.*	57,460	5,915,507
AdvanSix, Inc.*	22,716	502,933
Aetna, Inc.	49,465	6,134,155
Affiliated Managers Group, Inc.*	18,129	2,634,144
Agilent Technologies, Inc.	21,619	984,962

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Alexandria Real Estate Equities, Inc., REIT	9,250	$1,027,953
Alexion Pharmaceuticals, Inc.*	1,817	222,310
Alleghany Corp.*	1,377	837,381
Allegion PLC	25,267	1,617,086
Allergan PLC*	22,372	4,698,344
Allied World Assurance Co. Holdings AG	29,010	1,558,127
Ally Financial, Inc.	87,672	1,667,521
Alphabet, Inc. (Class A Stock)*	2,559	2,027,880
Alphabet, Inc. (Class C Stock)*	29,501	22,769,461
Altria Group, Inc.	12,011	812,184
Amazon.com, Inc.*	19,636	14,724,447
Ameren Corp.	26,690	1,400,157
American Campus Communities, Inc., REIT	4,822	239,991
American Electric Power Co., Inc.	33,000	2,077,679
American Homes 4 Rent (Class A Stock), REIT	110,469	2,317,640
American International Group, Inc.	62,757	4,098,659
American Water Works Co., Inc.	1,408	101,883
Ameriprise Financial, Inc.	4,107	455,630
AmerisourceBergen Corp.	5,187	405,572
AMETEK, Inc.	10,626	516,424
Amgen, Inc.	523	76,468
Amphenol Corp. (Class A Stock)	59,649	4,008,413
Amplify Snack Brands, Inc.*(a)	12,600	111,005
Anadarko Petroleum Corp.	27,797	1,938,285
Analog Devices, Inc.	44,068	3,200,218
Antero Resources Corp.*	1,183	27,978
Apartment Investment & Management Co. (Class A Stock), REIT	60,857	2,765,951
Apple, Inc.	132,141	15,304,570
Applied Materials, Inc.	63,585	2,051,888
Aramark	12,377	442,106
Archer-Daniels-Midland Co.	4,606	210,264
Arista Networks, Inc.*	18,499	1,790,148
Arrow Electronics, Inc.*	30,316	2,161,531
Arthur J Gallagher & Co.	25,891	1,345,296
Ashland Global Holdings, Inc.	416	45,465
AT&T, Inc.	115,538	4,913,832
Automatic Data Processing, Inc.	1,706	175,343
AutoZone, Inc.*	2,715	2,144,280
AvalonBay Communities, Inc., REIT	48,162	8,531,898
B/E Aerospace, Inc.	792	47,670
Ball Corp.(a)	35,196	2,642,164
Bank of America Corp.	557,040	12,310,584
Bank of New York Mellon Corp. (The)	51,522	2,441,112
BB&T Corp.	1,792	84,260
Becton, Dickinson and Co.	1,644	272,164
Bed Bath & Beyond, Inc.(a)	36,518	1,484,092
Berkshire Hathaway, Inc. (Class B Stock)*	9,416	1,534,620
Best Buy Co., Inc.(a)	45,837	1,955,865
Biogen, Inc.*	14,742	4,180,537
BioMarin Pharmaceutical, Inc.*	15,611	1,293,215
BlackRock, Inc.	6,954	2,646,275
BorgWarner, Inc.(a)	10,669	420,785
Boston Properties, Inc., REIT	5,970	750,907
Boston Scientific Corp.*	131,833	2,851,547
Brandywine Realty Trust, REIT	70,500	1,163,955
Brinker International, Inc.(a)	17,400	861,822
Bristol-Myers Squibb Co.	57,001	3,331,138

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Brixmor Property Group, Inc., REIT	143,817	$3,512,012
Broadcom Ltd.	51,863	9,167,822
Broadridge Financial Solutions, Inc.	961	63,714
Cabot Oil & Gas Corp.	3,305	77,205
Cadence Design Systems, Inc.*	1,181	29,785
Camden Property Trust, REIT	29,260	2,459,889
Campbell Soup Co.	821	49,646
Capital One Financial Corp.	64,840	5,656,641
Carlisle Cos., Inc.	44,539	4,912,206
Carnival Corp.	3,272	170,340
Casey’s General Stores, Inc.	14,776	1,756,571
Caterpillar, Inc.(a)	1,958	181,585
Cavium, Inc.*	7,395	461,744
CBL & Associates Properties, Inc., REIT(a)	32,350	372,025
CBRE Group, Inc. (Class A Stock)*(a)	122,959	3,871,979
CBS Corp. (Class B Stock)	33,286	2,117,656
CDK Global, Inc.	1,076	64,226
CDW Corp.	10,006	521,212
Celanese Corp. (Class A Stock)	1,176	92,598
Celgene Corp.*	51,316	5,939,828
Centene Corp.*	7,732	436,935
CenterPoint Energy, Inc.	19,685	485,038
Charles Schwab Corp. (The)	191,348	7,552,506
Charter Communications, Inc. (Class A Stock)*	18,355	5,284,771
Cheniere Energy, Inc.*	18,556	768,775
Chesapeake Lodging Trust, REIT	13,600	351,695
Chevron Corp.	12,658	1,489,847
Chubb Ltd.	36,875	4,871,925
Cigna Corp.	10,237	1,365,514
Cisco Systems, Inc.	100,854	3,047,808
Citigroup, Inc.	141,186	8,390,684
Citizens Financial Group, Inc.	85,185	3,035,142
Clear Channel Outdoor Holdings, Inc. (Class A Stock)	77,500	391,375
CMS Energy Corp.	44,226	1,840,686
CNO Financial Group, Inc.	44,300	848,345
Coca-Cola Co. (The)	23,702	982,685
Cognizant Technology Solutions Corp. (Class A Stock)*	9,591	537,384
Columbia Sportswear Co.	18,600	1,084,380
Comcast Corp. (Class A Stock)	61,599	4,253,411
CommScope Holding Co., Inc.*	11,340	421,848
Concho Resources, Inc.*(a)	43,166	5,723,811
ConocoPhillips	38,708	1,940,819
Constellation Brands, Inc. (Class A Stock)	15,293	2,344,570
Cooper Cos., Inc. (The)	383	66,998
Core Laboratories NV	276	33,131
CoreSite Realty Corp., REIT(a)	6,525	517,889
Corning, Inc.	115,831	2,811,218
Corporate Office Properties Trust, REIT	15,300	477,666
CoStar Group, Inc.*	8,039	1,515,271
Costco Wholesale Corp.	18,006	2,882,941
Coty, Inc. (Class A Stock)(a)	73,411	1,344,155
Crown Holdings, Inc.*	24,708	1,298,900
CubeSmart, REIT	59,400	1,590,138
Cummins, Inc.	2,435	332,791
CVS Health Corp.	27,301	2,154,322
CyrusOne, Inc., REIT	28,050	1,254,677

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
D.R. Horton, Inc.	31,580	$863,082
Danaher Corp.	4,756	370,207
DDR Corp., REIT(a)	90,965	1,389,036
Deere & Co.	1,982	204,225
Delphi Automotive PLC	21,344	1,437,518
Delta Air Lines, Inc.(a)	96,405	4,742,162
DENTSPLY SIRONA, Inc.	9,252	534,118
Diamondback Energy, Inc.*	22,853	2,309,524
Dick’s Sporting Goods, Inc.	771	40,940
Digital Realty Trust, Inc., REIT(a)	22,405	2,201,516
Discover Financial Services	41,389	2,983,733
DISH Network Corp. (Class A Stock)*(a)	87,407	5,063,487
Dollar General Corp.	45,101	3,340,632
Douglas Emmett, Inc., REIT(a)	22,920	837,955
Dover Corp.	20,230	1,515,834
Dow Chemical Co. (The)	13,849	792,440
Dr. Pepper Snapple Group, Inc.	23,669	2,146,068
Duke Energy Corp.	22,500	1,746,450
Duke Realty Corp., REIT	31,600	839,296
Dynegy, Inc.*	150	1,269
E*TRADE Financial Corp.*	2,208	76,507
E.I. du Pont de Nemours & Co.	41,415	3,039,861
Eagle Materials, Inc.	27,730	2,732,237
East West Bancorp, Inc.	63,919	3,249,003
EastGroup Properties, Inc., REIT	13,400	989,456
Eastman Chemical Co.	35,255	2,651,528
Eaton Corp. PLC	35,698	2,394,979
Edgewell Personal Care Co.*	5,722	417,649
Edison International	56,124	4,040,367
Edwards Lifesciences Corp.*	2,632	246,618
Electronic Arts, Inc.*	65,572	5,164,451
Eli Lilly & Co.	69,854	5,137,761
Energen Corp.*	18,538	1,069,086
Energizer Holdings, Inc.	20,920	933,241
Entercom Communications Corp. (Class A Stock)	52,580	804,474
Envision Healthcare Corp.*	6,461	408,923
EOG Resources, Inc.	57,905	5,854,195
EQT Corp.	76,591	5,009,051
Equifax, Inc.	18,366	2,171,412
Equinix, Inc., REIT	12,019	4,295,711
Equity LifeStyle Properties, Inc., REIT	11,800	850,780
Equity One, Inc., REIT	42,400	1,301,256
Equity Residential, REIT(a)	34,845	2,242,624
Essex Property Trust, Inc., REIT(a)	14,876	3,458,670
Everest Re Group Ltd.	3,795	821,236
Eversource Energy	24,820	1,370,809
Exelon Corp.	7,434	263,833
Expedia, Inc.	18,965	2,148,355
Extra Space Storage, Inc., REIT(a)	8,444	652,215
Exxon Mobil Corp.	84,092	7,590,144
F5 Networks, Inc.*	498	72,071
Facebook, Inc. (Class A Stock)*	134,646	15,491,022
Federal Realty Investment Trust, REIT	4,075	579,098
FedEx Corp.	2,033	378,545
Fidelity National Information Services, Inc.	33,626	2,543,470
Fifth Third Bancorp	79,249	2,137,346
First Data Corp. (Class A Stock)*	2,215	31,431
First Republic Bank	21,064	1,940,837

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
FLIR Systems, Inc.	878	$31,775
Fluor Corp.	2,807	147,424
Foot Locker, Inc.	1,272	90,172
Fortive Corp.	2,574	138,044
Fortune Brands Home & Security, Inc.	57,128	3,054,063
Gap, Inc. (The)(a)	54,939	1,232,831
Gartner, Inc.*	6,782	685,457
General Dynamics Corp.	11,644	2,010,453
General Electric Co.	223,872	7,074,354
General Growth Properties, Inc., REIT	35,987	898,955
General Motors Co.	47,399	1,651,382
Genuine Parts Co.	27,061	2,585,408
Gilead Sciences, Inc.	66,092	4,732,848
Global Payments, Inc.	7,102	492,950
GoDaddy, Inc. (Class A Stock)*(a)	83,536	2,919,583
Goldman Sachs Group, Inc. (The)	3,901	934,094
Graphic Packaging Holding Co.	68,100	849,888
Guidewire Software, Inc.*	25,418	1,253,870
Halcon Resources Corp.*(a)	8,792	82,117
Halliburton Co.	6,480	350,503
Hanesbrands, Inc.	43,900	946,923
Harman International Industries, Inc.	3,079	342,262
Harris Corp.	24,121	2,471,679
Hartford Financial Services Group, Inc. (The)	104,031	4,957,077
HCA Holdings, Inc.*	20,800	1,539,616
HCP, Inc., REIT(a)	147,988	4,398,203
HD Supply Holdings, Inc.*	68,550	2,914,061
HEICO Corp. (Class A Stock)	4,208	285,723
Henry Schein, Inc.*	2,753	417,658
Hewlett Packard Enterprise Co.	79,590	1,841,713
Highwoods Properties, Inc., REIT	32,790	1,672,618
Hilton Worldwide Holdings, Inc.	289,727	7,880,574
HollyFrontier Corp.	1,025	33,579
Hologic, Inc.*	1,477	59,257
Home Depot, Inc. (The)	40,516	5,432,385
Honeywell International, Inc.	59,512	6,894,465
Horizon Pharma PLC*	17,475	282,746
Hospitality Properties Trust, REIT	16,775	532,439
Host Hotels & Resorts, Inc., REIT(a)	158,880	2,993,299
HP, Inc.	103,390	1,534,308
Hubbell, Inc.	4,410	514,647
Hudson Pacific Properties, Inc., REIT	36,375	1,265,123
Humana, Inc.	21,617	4,410,517
Huntington Bancshares, Inc.	36,417	481,433
Huntington Ingalls Industries, Inc.	348	64,098
IDEX Corp.	5,796	521,988
IDEXX Laboratories, Inc.*	666	78,102
Illinois Tool Works, Inc.	13,140	1,609,124
Illumina, Inc.*	23,451	3,002,666
Incyte Corp.*	3,980	399,074
Ingersoll-Rand PLC(a)	5,991	449,565
Ingredion, Inc.	516	64,479
Intel Corp.	15,206	551,522
Intercept Pharmaceuticals, Inc.*(a)	9,778	1,062,380
Intercontinental Exchange, Inc.	38,638	2,179,956
International Business Machines Corp.	4,061	674,085
Intuitive Surgical, Inc.*	457	289,816
Invesco Ltd.	48,453	1,470,064

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Investors Bancorp, Inc.	11,567	$161,360
Jack Henry & Associates, Inc.	9,987	886,646
Jazz Pharmaceuticals PLC*	3,110	339,083
Johnson & Johnson	44,134	5,084,678
Johnson Controls International PLC	7,114	293,026
Jones Lang LaSalle, Inc.	312	31,524
Kansas City Southern	888	75,347
KapStone Paper and Packaging Corp.	46,100	1,016,505
KeyCorp	116,160	2,122,244
Keysight Technologies, Inc.*	12,620	461,513
Kilroy Realty Corp., REIT	18,910	1,384,590
Kimberly-Clark Corp.	12,981	1,481,392
Kimco Realty Corp., REIT	234,542	5,901,077
Kinder Morgan, Inc.	95,877	1,985,613
Kite Pharma, Inc.*(a)	32,174	1,442,682
KLA-Tencor Corp.	20,826	1,638,590
Kohl’s Corp.(a)	44,001	2,172,769
Kraft Heinz Co. (The)	17,266	1,507,667
Kroger Co. (The)	113,998	3,934,071
L3 Technologies, Inc.	1,925	292,812
La Quinta Holdings, Inc.*	57,900	822,759
Laboratory Corp. of America Holdings*	1,084	139,164
Lam Research Corp.(a)	28,148	2,976,088
LaSalle Hotel Properties, REIT(a)	37,725	1,149,481
Lazard Ltd. (Class A Stock)	37,647	1,546,915
Lear Corp.	595	78,760
Lennar Corp. (Class A Stock)	5,655	242,769
Lennox International, Inc.	25,615	3,923,449
Liberty Broadband Corp. (Class C Stock)*	885	65,552
Liberty Media Corp-SiriusXM*	907	31,310
Liberty Property Trust, REIT	47,550	1,878,224
Life Storage, Inc., REIT	12,825	1,093,460
Lincoln National Corp.	3,678	243,741
LKQ Corp.*	76,966	2,359,008
Loews Corp.	114,279	5,351,686
Lowe’s Cos., Inc.	58,067	4,129,725
M&T Bank Corp.(a)	25,121	3,929,678
Macerich Co. (The), REIT(a)	39,528	2,800,163
ManpowerGroup, Inc.	730	64,875
Marathon Petroleum Corp.	43,902	2,210,466
Marriott International, Inc. (Class A Stock)	1,774	146,674
Marsh & McLennan Cos., Inc.	16,901	1,142,339
Martin Marietta Materials, Inc.	7,759	1,718,851
Masco Corp.	63,065	1,994,115
Mastercard, Inc. (Class A Stock)	36,566	3,775,440
Match Group, Inc.*(a)	9,629	164,656
McDonald’s Corp.	1,488	181,119
McKesson Corp.	2,318	325,563
Media General, Inc.*	58,900	1,109,087
Medtronic PLC	3,227	229,859
Merck & Co., Inc.	91,836	5,406,385
MetLife, Inc.	58,507	3,152,942
MGM Resorts International*	1,606	46,301
Microsoft Corp.	306,692	19,057,840
Mid-America Apartment Communities, Inc., REIT	11,391	1,115,407
Middleby Corp. (The)*	13,650	1,758,257
Mobileye NV*	4,894	186,559
Mohawk Industries, Inc.*	33,682	6,725,622

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Molson Coors Brewing Co. (Class B Stock)	33,431	$3,253,171
Mondelez International, Inc. (Class A Stock)	75,663	3,354,141
Monster Beverage Corp.*	33,449	1,483,129
Morgan Stanley	128,585	5,432,716
Mosaic Co. (The)(a)	40,014	1,173,611
MSC Industrial Direct Co., Inc. (Class A Stock)	5,255	485,509
Mylan NV*	514	19,609
Nasdaq, Inc.	28,300	1,899,496
National Fuel Gas Co.	8,266	468,186
National Health Investors, Inc., REIT	18,830	1,396,621
National Retail Properties, Inc., REIT	1,100	48,620
Netflix, Inc.*	18,139	2,245,608
Newell Brands, Inc.	38,043	1,698,620
Newfield Exploration Co.*	1,663	67,352
Newmont Mining Corp.	4,188	142,685
Nexstar Broadcasting Group, Inc. (Class A Stock)(a)	11,900	753,270
NextEra Energy, Inc.	43,651	5,214,549
NII Holdings, Inc.*	7,349	15,800
NIKE, Inc. (Class B Stock)	5,901	299,948
Nordstrom, Inc.(a)	43,401	2,080,210
Northern Trust Corp.	22,834	2,033,368
Northrop Grumman Corp.	5,811	1,351,522
Norwegian Cruise Line Holdings Ltd.*	51,484	2,189,615
Nuance Communications, Inc.*	1,968	29,323
NVIDIA Corp.(a)	35,540	3,793,540
Oaktree Capital Group LLC, MLP	9,570	358,875
Occidental Petroleum Corp.	3,348	238,478
Old Dominion Freight Line, Inc.*	24,303	2,084,954
ON Semiconductor Corp.*	62,067	791,975
Oracle Corp.	8,952	344,204
O’Reilly Automotive, Inc.*(a)	9,669	2,691,946
Oshkosh Corp.	3,883	250,881
Outfront Media, Inc., REIT	58,319	1,450,394
PACCAR, Inc.	26,299	1,680,507
Palo Alto Networks, Inc.*(a)	13,418	1,677,921
Parsley Energy, Inc. (Class A Stock)*	871	30,694
Patheon NV*(a)	12,033	345,467
PayPal Holdings, Inc.*	96,556	3,811,065
PBF Energy, Inc. (Class A Stock)(a)	57,904	1,614,364
Pebblebrook Hotel Trust, REIT(a)	13,500	401,625
Penn Virginia Corp.*	293	14,357
Penn Virginia Corp. NPV*	364	17,836
Pennsylvania Real Estate Investment Trust, REIT	24,200	458,832
PepsiCo, Inc.	50,754	5,310,391
Pfizer, Inc.	323,671	10,512,834
PG&E Corp.	28,003	1,701,743
Philip Morris International, Inc.	16,531	1,512,421
Phillips 66	21,900	1,892,379
Pinnacle West Capital Corp.	4,233	330,301
Pioneer Natural Resources Co.	20,938	3,770,306
Plains GP Holdings LP (Class A Stock)	935	32,426
PNC Financial Services Group, Inc. (The)	26,900	3,146,224
Post Holdings, Inc.*(a)	18,900	1,519,371
Premier, Inc. (Class A Stock)*	12,181	369,815
Priceline Group, Inc. (The)*	2,309	3,385,132
Procter & Gamble Co. (The)	57,483	4,833,143

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Progressive Corp. (The)	6,808	$241,684
Prologis, Inc., REIT	146,027	7,708,765
Public Storage, REIT	33,835	7,562,123
PulteGroup, Inc.	49,947	918,026
PVH Corp.	5,061	456,705
QUALCOMM, Inc.	27,565	1,797,238
Quality Care Properties, Inc., REIT*	29,300	454,150
Quest Diagnostics, Inc.	1,575	144,743
Ralph Lauren Corp.	2,457	221,916
Range Resources Corp.	11,580	397,889
Raymond James Financial, Inc.	7,661	530,677
Rayonier, Inc., REIT	75,174	1,999,628
Realty Income Corp., REIT	13,500	775,980
Red Rock Resorts, Inc. (Class A Stock)(a)	18,000	417,420
Regal Beloit Corp.	3,467	240,090
Regency Centers Corp., REIT(a)	19,365	1,335,217
Regeneron Pharmaceuticals, Inc.*	78	28,633
Regions Financial Corp.	21,243	305,049
Reinsurance Group of America, Inc.	509	64,047
Revance Therapeutics, Inc.*(a)	33,675	697,073
Rexnord Corp.*	14,324	280,607
Reynolds American, Inc.	47,747	2,675,741
Rite Aid Corp.*	17,572	144,793
Robert Half International, Inc.	997	48,634
Ross Stores, Inc.	18,885	1,238,856
Royal Caribbean Cruises Ltd.	21,085	1,729,814
S&P Global, Inc.	25,704	2,764,209
Sabre Corp.(a)	1,230	30,689
salesforce.com, Inc.*	22,849	1,564,243
SBA Communications Corp. (Class A Stock)*	961	99,233
Schlumberger Ltd.	39,554	3,320,559
Sealed Air Corp.	8,561	388,156
Sempra Energy(a)	17,769	1,788,272
Senior Housing Properties Trust, REIT	75,550	1,430,162
Sensata Technologies Holding NV*	1,277	49,739
ServiceNow, Inc.*(a)	30,832	2,292,051
Sherwin-Williams Co. (The)	1,303	350,168
Shire PLC	45,713	2,610,193
Signature Bank*	20,709	3,110,492
Signet Jewelers Ltd.	502	47,319
Silgan Holdings, Inc.	7,868	402,684
Simon Property Group, Inc., REIT	51,245	9,104,699
Sinclair Broadcast Group, Inc. (Class A Stock)	22,400	747,040
Sirius XM Holdings, Inc.(a)	45,942	204,442
SL Green Realty Corp., REIT	18,467	1,986,126
Snap-on, Inc.	10,544	1,805,871
Southwest Airlines Co.	68,388	3,408,458
Southwestern Energy Co.*	17,425	188,539
Spark Therapeutics, Inc.*(a)	15,128	754,887
Spectrum Brands Holdings, Inc.(a)	269	32,907
Spirit Realty Capital, Inc., REIT	192,412	2,089,594
Splunk, Inc.*(a)	37,200	1,902,780
Sprouts Farmers Market, Inc.*(a)	50,489	955,252
Stanley Black & Decker, Inc.	50,368	5,776,706
Starbucks Corp.	100,149	5,560,272
State Street Corp.	4,247	330,077
STORE Capital Corp., REIT	77,292	1,909,885

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Stryker Corp.	219	$26,238
Sunstone Hotel Investors, Inc., REIT	80,800	1,232,200
SunTrust Banks, Inc.	67,056	3,678,022
SVB Financial Group*	7,384	1,267,537
Synopsys, Inc.*	12,222	719,387
T. Rowe Price Group, Inc.	37,306	2,807,650
Take-Two Interactive Software, Inc.*	6,324	311,710
Taubman Centers, Inc., REIT	3,125	231,031
TD Ameritrade Holding Corp.	20,927	912,418
TE Connectivity Ltd.	33,136	2,295,662
TEGNA, Inc.	9,783	209,258
Teleflex, Inc.	305	49,151
Tesla Motors, Inc.*(a)	6,661	1,423,389
Texas Instruments, Inc.	90,154	6,578,538
Textron, Inc.	2,574	124,993
TherapeuticsMD, Inc.*(a)	117,645	678,812
Thermo Fisher Scientific, Inc.	4,580	646,238
Thomson Reuters Corp.	3,080	134,794
Tiffany & Co.(a)	30,521	2,363,241
Time Warner, Inc.	26,977	2,604,090
TJX Cos., Inc. (The)	46,636	3,503,763
T-Mobile US, Inc.*	25,517	1,467,483
Toll Brothers, Inc.*	17,937	556,047
Travelers Cos., Inc. (The)	18,060	2,210,905
TreeHouse Foods, Inc.*(a)	25,053	1,808,576
TripAdvisor, Inc.*	967	44,840
Twenty-First Century Fox, Inc. (Class A Stock)	80,872	2,267,651
Twenty-First Century Fox, Inc. (Class B Stock)	3,686	100,444
Tyson Foods, Inc. (Class A Stock)	28,195	1,739,068
Ulta Salon Cosmetics & Fragrance, Inc.*	6,756	1,722,375
Union Pacific Corp.	35,267	3,656,483
United Continental Holdings, Inc.*	32,690	2,382,447
United Parcel Service, Inc. (Class B Stock) .	1,400	160,496
United Rentals, Inc.*	438	46,244
United Technologies Corp	26,354	2,888,925
United Therapeutics Corp.*	362	51,922
UnitedHealth Group, Inc.	86,920	13,910,677
Universal Health Services, Inc. (Class B Stock)	3,050	324,459
Unum Group	46,646	2,049,159
US Bancorp	46,568	2,392,199
Valero Energy Corp.	6,180	422,218
Vantiv, Inc. (Class A Stock)*	71,256	4,248,283
Veeva Systems, Inc. (Class A Stock)*	30,695	1,249,287
Ventas, Inc., REIT(a)	21,025	1,314,483
VeriSign, Inc.*(a)	785	59,715
Verizon Communications, Inc.	51,891	2,769,941
Vertex Pharmaceuticals, Inc.*	47,114	3,470,889
VF Corp.	4,272	227,911
Visa, Inc. (Class A Stock)(a)	108,695	8,480,384
Vistra Energy Corp.	14,776	229,028
Vornado Realty Trust, REIT(a)	39,212	4,092,557
Voya Financial, Inc.	2,086	81,813
Vulcan Materials Co.	16,491	2,063,849
W.R. Berkley Corp.	3,228	214,694
W.W. Grainger, Inc.(a)	345	80,126
WABCO Holdings, Inc.*	23,086	2,450,579

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Walgreens Boots Alliance, Inc.	29,843	$2,469,807
Wal-Mart Stores, Inc.	1,782	123,172
Walt Disney Co. (The)	28,217	2,940,776
Wayfair, Inc. (Class A Stock)*(a)	35,442	1,242,242
WEC Energy Group, Inc.(a)	16,290	955,408
Weingarten Realty Investors, REIT	34,550	1,236,545
Wells Fargo & Co.	286,863	15,809,020
Welltower, Inc., REIT	32,053	2,145,307
Westar Energy, Inc.	5,235	294,992
Western Union Co. (The)(a)	2,788	60,555
WestRock Co.	72,836	3,697,884
WEX, Inc.*	2,617	292,057
Weyerhaeuser Co., REIT	37,871	1,139,538
Workday, Inc. (Class A Stock)*(a)	19,491	1,288,160
WP Carey, Inc., REIT	2,100	124,089
Xcel Energy, Inc.	103,900	4,228,730
Yum! Brands, Inc.	4,023	254,777
Zimmer Biomet Holdings, Inc.	1,484	153,149
Zions Bancorporation	4,980	214,339
Zoetis, Inc.	771	41,272

		968,818,319

Vietnam
Hoa Phat Group JSC	152,290	287,934

TOTAL COMMON STOCKS (cost $1,448,963,555)		1,545,400,844

PREFERRED STOCKS — 1.5%
Brazil — 0.1%
Braskem SA (PRFC A)	34,949	367,777
Cia Energetica de Minas Gerais (PRFC)	93,183	220,740
Itau Unibanco Holding SA, ADR (PRFC)	165,362	1,699,921
Metalurgica Gerdau SA (PRFC)*	143,620	211,809
Vale SA, ADR (PRFC)(a)	101,350	698,302

		3,198,549

China — 0.1%
Mandatory Exchangeable Trust, CVT, 144A, 5.750%	28,816	3,148,148

France
Unibail-Rodamco SE, REIT	787	282,456

Germany — 0.2%
Henkel AG & Co. KGaA (PRFC)	39,383	4,688,160
Volkswagen AG (PRFC)	16,007	2,239,660

		6,927,820

Ireland
XLIT Ltd., Series D	235	181,538

Israel — 0.1%
Teva Pharmaceutical Industries Ltd., CVT, 7.000%	2,012	1,297,739

Russia
Surgutneftegas OJSC (PRFC)	1,086,869	568,528

United States — 1.0%
Allergan PLC, CVT, 5.500%	2,927	2,231,720
American Homes 4 Rent, REIT(a)	44,254	1,106,349
American Tower Corp., CVT, REIT, 5.500% .	10,663	1,114,284
Anthem, Inc., CVT, 5.250%	7,156	335,974

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PREFERRED STOCKS (Continued)	Shares	Value (Note 2)
United States (continued)
Apartment Investment & Management Co., REIT	5,775	$148,995
Arconic, Inc., CVT, 5.375%	12,259	369,609
Bank of America Corp., CVT, 7.250%	1,832	2,137,578
Brandywine Realty Trust, REIT	1,975	49,958
Bunge Ltd., CVT, 4.875%	3,500	357,385
CBL & Associates Properties, Inc., REIT	50,250	1,228,613
Corporate Office Properties Trust, REIT	35,550	895,859
DDR Corp., REIT	850	20,825
Digital Realty Trust, Inc., REIT	13,900	377,385
Dominion Resources, Inc., CVT, 6.375%	18,756	938,925
Equity LifeStyle Properties, Inc., REIT	13,050	327,815
Exelon Corp., CVT, 6.500%(a)	14,719	712,547
Frontier Communications Corp., CVT, 11.125%	9,417	669,360
General Growth Properties, Inc., REIT	38,450	953,945
Hess Corp., CVT, 8.000%	6,559	483,136
Hospitality Properties Trust, REIT	9,150	230,763
Kimco Realty Corp., REIT	2,425	56,794
Kinder Morgan, Inc., CVT, 9.750%(a)	16,043	780,492
LaSalle Hotel Properties, REIT	11,200	281,119
National Retail Properties, Inc., REIT	8,325	209,041
NextEra Energy, Inc., CVT, 6.123%(a)	18,572	909,657
Pennsylvania Real Estate Investment Trust, Series A, REIT	12,425	314,228
Pennsylvania Real Estate Investment Trust, Series B, REIT	750	18,749
Public Storage, Series D, REIT	3,600	76,319
Public Storage, Series E, REIT	2,815	59,397
Public Storage, Series V, REIT	12,975	293,235
Regency Centers Corp., REIT	1,675	42,043
Retail Properties of America, Inc., REIT(a)	12,700	316,230
Sabra Health Care REIT, Inc., REIT	35,900	915,809
Saul Centers, Inc., REIT	31,500	791,595
SL Green Realty Corp., REIT	61,081	1,523,360
Southwestern Energy Co., CVT, 6.250%	18,593	473,564
Stericycle, Inc., CVT, 5.250%	2,732	172,854
Sun Communities, Inc., REIT	1,575	39,603
Taubman Centers, Inc., Series J, REIT	43,650	1,073,790
Taubman Centers, Inc., Series K, REIT	7,625	188,719
Terreno Realty Corp., REIT	1,100	27,775
T-Mobile US, Inc., CVT, 5.500%	9,469	894,252
Tyson Foods, Inc., CVT, 4.750%	2,875	194,494
Urstadt Biddle Properties, Inc., REIT	30,400	775,200
Vornado Realty Trust, Series G, REIT	16,500	415,140
Vornado Realty Trust, Series I, REIT	1,100	27,566
Washington Prime Group, Inc., REIT	18,600	475,788
Wells Fargo & Co., Series L, CVT, 7.500%	2,055	2,445,450
Welltower, Inc., CVT, REIT, 6.500%	6,591	396,646

		28,879,934

TOTAL PREFERRED STOCKS (cost $46,822,605)		44,484,712

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 1.8%
Non-Residential Mortgage-Backed Securities
CPS Auto Receivables Trust,
Series 2013-A, Class A, 144A
1.310%	06/15/20	85	$84,485
CPS Auto Trust,
Series 2012-C, Class A, 144A
1.820%	12/16/19	35	35,046
Series 2012-D, Class A, 144A
1.480%	03/16/20	31	31,126
Flagship Credit Auto Trust,
Series 2013-2, Class A, 144A
1.940%	01/15/19	12	12,151
Mid-State Capital Trust,
Series 2010-1, Class M, 144A
5.250%	12/15/45	396	418,584

			581,392

Residential Mortgage-Backed Securities — 1.8%
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-NC1, Class M1
1.926%(c)	07/25/33	1,293	1,238,017
Series 2003-OP1, Class M1
1.806%(c)	12/25/33	98	93,167
Series 2003-OP1, Class M2
3.006%(c)	12/25/33	895	841,108
Series 2004-HE2, Class M2
2.556%(c)	10/25/34	320	304,181
Series 2004-HE3, Class M3
1.836%(c)	11/25/34	215	198,040
Ameriquest Mortgage Securities, Inc.,
Series 2003-10, Class M1
1.806%(c)	12/25/33	992	939,452
Series 2003-10, Class M2
3.306%(c)	12/25/33	917	889,800
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2002-2, Class M3
3.411%(c)	08/25/32	671	664,747
Series 2003-9, Class M2
3.442%(c)	09/25/33	476	455,339
Series 2003-12, Class M2
3.306%(c)	01/25/34	447	433,666
Series 2004-R1, Class M2
1.626%(c)	02/25/34	1,249	1,149,565
Series 2004-R1, Class M6
2.826%(c)	02/25/34	221	216,242
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W7, Class M2
3.381%(c)	03/25/34	328	321,161
Series 2003-W9, Class M3B
3.876%(c)	01/25/34	453	435,952
Series 2004-W4, Class A
1.276%(c)	03/25/34	983	922,024
Series 2004-W6, Class M4
3.606%(c)	05/25/34	190	172,123
Asset-Backed Funding Certificates Trust,
Series 2004-OPT2, Class M2
2.256%(c)	07/25/33	424	410,587
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE7, Class M4
2.609%(c)	10/25/34	319	293,234

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-FR3, Class M2
2.511%(c)	09/25/34	992	$906,517
Bear Stearns Asset-Backed Securities Trust,
Series 2003-2, Class B
6.006%(c)	03/25/43	49	48,239
Series 2003-SD2, Class 3A
4.571%(c)	06/25/43	464	446,023
Series 2004-1, Class M1
1.731%(c)	06/25/34	656	604,791
Series 2004-2, Class M1
1.784%(c)	08/25/34	523	487,940
Centex Home Equity Loan Trust,
Series 2004-A, Class M1
1.356%(c)	01/25/34	1,495	1,411,318
Series 2004-B, Class M2
1.506%(c)	03/25/34	834	747,390
Series 2004-D, Class AF4
5.180%	06/25/32	32	32,429
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class M1
1.851%(c)	05/25/34	468	425,968
Chase Funding Trust,
Series 2003-6, Class 2M1
1.506%(c)	11/25/34	1,169	1,093,961
CHEC Loan Trust,
Series 2004-2, Class M3
2.006%(c)	04/25/34	252	216,408
Countrywide Asset-Backed Certificates,
Series 2003-BC6, Class M2
2.481%(c)	10/25/33	503	468,204
Series 2004-BC1, Class M3
2.856%(c)	10/25/33	154	136,438
Series 2004-ECC2, Class M5
2.631%(c)	10/25/34	570	529,043
Series 2004-SD2, Class M1, 144A
1.376%(c)	06/25/33	461	447,309
Countrywide Asset-Backed Certificates Trust,
Series 2003-5, Class MF2
5.369%(c)	11/25/33	700	609,162
Series 2004-5, Class M3
2.481%(c)	07/25/34	407	372,795
Series 2004-6, Class M2
1.731%(c)	10/25/34	626	591,335
Countrywide Partnership Trust,
Series 2004-EC1, Class M2
1.701%(c)	01/25/35	808	745,172
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB5, Class M2
3.059%(c)	11/25/33	256	249,786
Series 2004-CB6, Class M3
2.684%(c)	07/25/35	559	529,997
Equity One Mortgage Pass-Through Trust,
Series 2003-4, Class M1
4.920%(c)	10/25/34	899	865,861
Series 2004-1, Class M2
5.120%(c)	04/25/34	1,951	1,790,426
Series 2004-2, Class M1
5.050%(c)	07/25/34	147	143,969

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Fremont Home Loan Trust,
Series 2003-B, Class M2
3.186%(c)	12/25/33	99	$98,418
Series 2004-2, Class M2
1.686%(c)	07/25/34	510	492,526
Series 2004-A, Class M1
1.581%(c)	01/25/34	1,681	1,542,305
GMAT Trust,
Series 2013-1A, Class A, 144A
6.967%	11/25/43	101	101,285
GSAMP Trust,
Series 2003-HE1, Class M1
1.984%(c)	06/20/33	429	420,119
Series 2004-NC2, Class M1
1.806%(c)	10/25/34	401	366,738
Series 2007-SEA1, Class A, 144A
1.056%(c)	12/25/36	442	408,934
Home Equity Asset Trust,
Series 2002-1, Class M2
2.656%(c)	11/25/32	1,152	1,010,330
Series 2004-3, Class M1
1.611%(c)	08/25/34	537	497,217
Series 2004-6, Class M2
1.656%(c)	12/25/34	181	158,717
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3
1.956%(c)	11/25/34	1,290	1,171,745
Series 2004-C, Class M2
1.656%(c)	03/25/35	386	345,147
Long Beach Mortgage Loan Trust,
Series 2001-2, Class M1
1.424%(c)	07/25/31	1,241	1,198,412
Series 2003-4, Class M2
3.381%(c)	08/25/33	148	145,095
Series 2004-5, Class A5
1.316%(c)	09/25/34	467	432,560
MASTR Asset-Backed Securities Trust,
Series 2003-NC1, Class M5
4.793%(c)	04/25/33	150	127,305
Series 2004-OPT2, Class M1
1.656%(c)	09/25/34	388	365,518
Series 2005-NC1, Class M2
1.506%(c)	12/25/34	899	865,561
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class M1
1.731%(c)	07/25/34	224	207,917
Series 2005-NC1, Class M2
1.836%(c)	10/25/35	653	601,254
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE1, Class M1
1.611%(c)	01/25/34	503	479,374
Series 2004-HE6, Class M2
1.656%(c)	08/25/34	213	201,536
Series 2004-NC2, Class M2
2.556%(c)	12/25/33	249	233,250
Series 2004-NC5, Class M1
1.656%(c)	05/25/34	778	724,097
Series 2004-OP1, Class M3
1.776%(c)	11/25/34	115	105,287

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2005-HE1, Class M3
1.536%(c)	12/25/34	358	$294,393
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM3, Class M1
2.181%(c)	02/25/33	272	261,109
Series 2002-NC5, Class M1
2.166%(c)	10/25/32	253	240,791
New Century Home Equity Loan Trust,
Series 2003-4, Class M2
3.486%(c)	10/25/33	1,219	1,187,727
Series 2003-6, Class M1
1.836%(c)	01/25/34	711	665,770
Series 2003-B, Class M2
3.231%(c)	11/25/33	359	351,284
Series 2004-4, Class M1
1.521%(c)	02/25/35	735	683,457
NovaStar Mortgage Funding Trust,
Series 2003-2, Class M2
2.956%(c)	09/25/33	383	366,699
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-2, Class M1
1.731%(c)	04/25/33	817	754,722
Series 2003-3, Class M1
1.731%(c)	06/25/33	563	526,646
Series 2003-4, Class M1
1.776%(c)	07/25/33	1,361	1,249,902
Option One Mortgage Loan Trust,
Series 2004-2, Class M2
2.331%(c)	05/25/34	627	556,159
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M4
2.001%(c)	01/25/36	500	460,273
Renaissance Home Equity Loan Trust,
Series 2003-2, Class M2A
3.584%(c)	08/25/33	430	395,309
Series 2003-3, Class M1
1.486%(c)	12/25/33	1,058	961,188
Saxon Asset Securities Trust,
Series 2000-2, Class MF2
8.053%(c)	07/25/30	104	89,297
Series 2003-2, Class M2
3.209%(c)	06/25/33	339	321,796
Series 2004-2, Class AF3
4.670%(c)	08/25/35	468	469,260
Series 2004-2, Class MV2
2.384%(c)	08/25/35	1,216	1,168,934
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1
1.656%(c)	11/25/34	802	753,380
Structured Asset Investment Loan Trust,
Series 2003-BC3, Class M1
2.181%(c)	04/25/33	286	282,760
Series 2003-BC6, Class M1
1.881%(c)	07/25/33	510	488,191
Series 2003-BC11, Class M2
3.306%(c)	10/25/33	643	640,514
Series 2004-6, Class M2
2.706%(c)	07/25/34	264	250,613
Series 2004-8, Class M2

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
1.686%(c)	09/25/34	771	$692,810
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4
0.926%(c)	01/25/37	1,432	1,313,110
VOLT XXII LLC,
Series 2015-NPL4, Class A1, 144A
3.500%	02/25/55	445	444,965
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class M2
1.731%(c)	10/25/34	755	700,470
Series 2004-2, Class M8A, 144A
5.256%(c)	10/25/34	734	680,096
Westgate Resorts LLC,
Series 2014-1A, Class A, 144A
2.150%	12/20/26	884	874,355

			54,305,513

TOTAL ASSET-BACKED SECURITIES (cost $53,601,410)			54,886,905

BANK LOANS(c) — 0.2%
Ardagh Holdings USA, Inc.,
New Term Loan
4.000%	12/17/19	47	40,488
Avago Technologies Holdings Ltd.,
Term Loan B-3
3.704%	02/01/23	260	263,061
Avaya, Inc.,
Replacement Term Loan B-6
6.500%	03/31/18	65	56,469
Term Loan B-3
5.390%	10/26/17	30	26,138
Term Loan B-7
6.250%	05/29/20	140	122,341
Berry Plastics Corp.,
Term Loan G
3.500%	01/06/21	20	20,117
California Resources Corp.,
Term Loan
11.375%	12/31/21	112	124,180
Chesapeake Energy Corp.,
Term Loan (Class A)
8.500%	08/15/21	261	284,093
Concordia Healthcare Corp.,
Initial Dollar Term Loan
5.250%	10/21/21	99	76,787
Consolidated Communications, Inc.,
Term Loan
4.000%	10/05/23	64	64,320
Cortes NP Acquisition Corp.,
Term Loan
6.000%	09/26/23	84	84,925
Dell Software Group,
Initial Term Loan
7.000%	10/31/22	60	60,713
Delta 2 Lux Sarl,
Second Lien Facility

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
8.068%	07/29/22	80		$80,729
Dole Food Co., Inc.,
Tranche Term Loan B
4.500%	11/01/18	39		38,923
4.551%	11/01/18	18		17,650
4.756%	11/01/18	35		35,280
6.000%	11/01/18	—	(r)	62
Drillships Ocean Ventures, Inc.,
Term Loan
5.500%	07/25/21	26		20,545
Entravision,
Tranche Term Loan B
3.500%	05/31/20	130		129,814
EP Energy LLC,
Term Loan
9.750%	06/30/21	226		235,888
Fieldwood Energy LLC,
Closing Date Loan (Second Lien)^
8.375%	09/30/20	75		52,500
First Data Corp.,
2021C New Dollar Term Loan
3.756%	03/24/21	807		803,129
Floatel Delaware LLC/Floatel International Ltd.,
Initial Term Loan^
6.000%	06/27/20	35		28,530
Genesys Telecom Holdings U.S., Inc.,
Initial Dollar Term Loan
6.250%	11/17/23	39		39,504
Graton Economic Development Authority,
Incremental Term B Loan
4.520%	09/01/22	88		88,489
Gray Television, Inc.,
Term Loan B
3.938%	06/13/21	20		20,025
iHeartCommunications, Inc.,
Tranche Term Loan D
7.520%	01/30/19	79		64,283
Tranche Term Loan E^
8.270%	07/30/19	132		108,075
Infor US, Inc.,
Tranche Term Loan B-5
3.750%	06/03/20	149		149,166
Intrawest Operations Group LLC,
Initial Term Loan
4.500%	12/09/20	24		24,111
J.Crew Group, Inc.,
Initial Loan
4.000%	02/28/21	111		61,884
4.000%	03/05/21	124		69,038
Landry’s Inc.,
Term Loan B
4.000%	09/22/23	54		54,513
Media General, Inc.,
Term Loan B
4.000%	07/31/20	18		17,789
Micro Holding LP,
Closing Date Term B Loan
3.750%	01/15/23	58		58,075
Moran Foods LLC,
Term Loan^

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
7.000%	11/29/23	250	$248,750
MTL Publishing LLC,
Term Loan B-4
3.385%	01/30/21	19	19,150
NFR Energy LLC,
Term Loan (Second Lien)(i)
8.750%	01/18/18	65	1,538
Pinnacle Foods Finance LLC,
Tranche I Term Loan
3.506%	01/13/23	54	55,108
Rite Aid Corp.,
Tranche Term Loan 1 (Second Lien)
5.750%	08/21/20	30	30,103
Tranche Term Loan 2 (Second Lien)
4.875%	06/21/21	189	189,282
Scientific Games International, Inc.,
Initial Term Loan
6.000%	10/18/20	29	29,486
Sears Roebuck Acceptance Corp.,
Term Loan
5.500%	06/30/18	112	106,902
Shelf Drilling Holdings Ltd.,
Term Loan
10.000%	10/08/18	40	28,300
SolarWinds Holdings, Inc.,
Term Loan
5.500%	02/03/23	100	100,637
Texas Competitive Electric Holdings Co. LLC,
Initial Term Loan
5.000%	08/04/23	114	115,301
Initial Term Loan C
5.000%	08/04/23	26	26,297
Tribune Media Company,
Term Loan B
3.770%	12/27/20	123	124,069
Viskase Cos., Inc.,
Initial Term Loan
4.250%	01/30/21	21	20,196
4.484%	01/30/21	25	23,872
Western Refining, Inc.,
2016 Incremental Term Loans
5.500%	06/23/23	52	52,411

TOTAL BANK LOANS (cost $4,764,205)			4,593,036

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
A10 Securitization LLC,
Series 2013-1, Class A, 144A
2.400%	11/15/25	8	7,511
A10 Term Asset Financing LLC,
Series 2013-2, Class A, 144A
2.620%	11/15/27	240	239,505
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	198	195,573
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW16, Class AM
5.711%(c)	06/11/40	530	536,935

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-PW17, Class AJ
5.887%(c)	06/11/50	1,000	$1,007,021
Series 2007-PW17, Class AMFL, 144A
1.370%(c)	06/11/50	855	841,271
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.758%(c)	07/10/38	370	370,269
FHLMC Multifamily Structured Pass-Through Certificates,
Series 708, Class X1, IO
1.461%(c)	01/25/19	11,714	299,160
FREMF Mortgage Trust,
Series 2013-K713, Class B, 144A
3.165%(c)	04/25/46	500	503,967
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 144A
5.400%(c)	08/10/44	1,300	1,291,452
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48	1,475	1,514,049
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2006-LDP8, Class D
5.618%(c)	05/15/45	500	491,872
Series 2007-LDPX, Class AM
5.464%(c)	01/15/49	1,500	1,487,041
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AJ
5.452%(c)	09/15/39	1,692	1,518,192
Series 2007-C1, Class AM
5.455%	02/15/40	780	780,578
Series 2007-C2, Class A3
5.430%	02/15/40	197	197,448
Series 2007-C7, Class A3
5.866%(c)	09/15/45	383	392,128
ML-CFC Commercial Mortgage Trust,
Series 2007-9, Class A4
5.700%	09/12/49	501	511,191
Morgan Stanley Re-REMIC Trust,
Series 2012-IO, Class AXA, 144A^
1.000%	03/27/51	153	152,178
Series 2012-XA, Class B, 144A
0.250%	07/27/49	900	854,605
UBS Commercial Mortgage Trust,
Series 2012-C1, Class D, 144A
5.546%(c)	05/10/45	1,100	1,099,877
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	505	509,667
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class C
5.652%(c)	04/15/47	500	486,832
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.207%(c)	03/15/45	765	696,908

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $16,367,565)			15,985,230

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS — 3.1%
Austria
IMMOFINANZ AG,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/08/18	EUR	100	$452,624

Belgium
Bekaert SA,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/09/21	EUR	400	428,430
Sagerpar SA,
Gtd. Notes, RegS
0.375%	10/09/18	EUR	300	338,297

				766,727

China — 0.2%
Baosteel Hong Kong Investment Co. Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/01/18		400	400,299
China Railway Construction Corp. Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	01/29/21		500	575,625
CRRC Corp. Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/05/21		500	507,499
Ctrip.com International Ltd.,
Sr. Unsec’d. Notes
1.000%	07/01/20		989	1,014,961
1.250%	10/15/18		185	214,138
Sr. Unsec’d. Notes, 144A
1.250%	09/15/22		585	563,063
ENN Energy Holdings Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/26/18		750	757,125
Semiconductor Manufacturing International Corp.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	07/07/22		750	1,046,249
Shenzhou International Group Holdings Ltd.,
Sr. Unsec’d. Notes, RegS
0.500%	06/18/19	HKD	4,000	679,605

				5,758,564

Czech Republic
CEZ MH BV,
Gtd. Notes, MTN, RegS
0.000%(ss)	08/04/17	EUR	300	350,534

Finland
Solidium Oy,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/04/18	EUR	400	442,115

France — 0.2%
Air France-Klm,
Gtd. Notes, RegS
0.000%(ss)	02/15/23	EUR	19	209,312
Airbus SE,
Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	06/14/21	EUR	800	924,735
0.000%(ss)	07/01/22	EUR	400	433,525
Fonciere Des Regions,
Sr. Unsec’d. Notes, REIT, RegS
0.875%	04/01/19	EUR	339	352,957

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
France (continued)
Ingenico Group SA,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/26/22	EUR	119	$205,303
LVMH Moet Hennessy Louis Vuitton SE,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/16/21		171	454,509
Safran SA,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/31/20	EUR	528	531,536
Suez,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/27/20	EUR	15	306,105
Technip SA,
Sr. Unsec’d. Notes, RegS
0.875%	01/25/21	EUR	300	438,672
TOTAL SA,
Sr. Unsec’d. Notes, MTN, RegS
0.500%	12/02/22		600	620,999
Unibail-Rodamco SE,
Sr. Unsec’d. Notes, REIT, RegS
0.000%(ss)	07/01/21	EUR	84	281,035
Valeo SA,
Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	06/16/21		200	215,749
Veolia Environnement SA,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/15/21	EUR	1,616	499,501
Wendel SA,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	07/31/19	EUR	264	156,082

				5,630,020

Germany — 0.4%
adidas AG,
Sr. Unsec’d. Notes, RegS
0.250%	06/14/19	EUR	200	386,429
Aroundtown Property Holdings PLC,
Sr. Unsec’d. Notes, RegS
1.500%	01/18/21	EUR	500	540,538
Bayer Capital Corp. BV,
Gtd. Notes, RegS, 144A
5.625%	11/22/19	EUR	2,000	2,296,890
Brenntag Finance BV,
Gtd. Notes, RegS
1.875%	12/02/22		250	257,625
Deutsche Post AG,
Sr. Unsec’d. Notes, RegS
0.600%	12/06/19	EUR	500	780,806
Deutsche Wohnen AG,
Sr. Unsec’d. Notes, RegS
0.500%	11/22/20	EUR	300	550,243
Fresenius SE & Co. KGaA,
Gtd. Notes, RegS
0.000%(ss)	09/24/19	EUR	500	801,122
Haniel Finance Deutschland GmbH,
Gtd. Notes, RegS
0.000%(ss)	05/12/20	EUR	400	447,588
LEG Immobilien AG,
Sr. Unsec’d. Notes, RegS

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Germany (continued)
0.500%	07/01/21	EUR	200	$301,480
MTU Aero Engines AG,
Sr. Unsec’d. Notes, RegS
0.125%	05/17/23	EUR	300	357,355
RAG-Stiftung,
Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	02/18/21	EUR	400	454,746
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/31/18	EUR	500	538,959
Rocket Internet SE,
Sr. Unsec’d. Notes, RegS
3.000%	07/22/22	EUR	400	379,797
Siemens Financieringsmaatschappij NV,
Gtd. Notes, RegS
1.050%	08/16/17		2,000	2,269,999

				10,363,577

Hong Kong — 0.1%
ASM Pacific Technology Ltd.,
Sr. Unsec’d. Notes, RegS
2.000%	03/28/19	HKD	2,000	280,353
China Overseas Finance Investment Cayman V Ltd.,
Gtd. Notes, RegS
0.000%(ss)	01/05/23		1,000	998,749

				1,279,102

Hungary
Magyar Nemzeti Vagyonkezelo Zrt,
Gov’t. Gtd. Notes, RegS
3.375%	04/02/19	EUR	600	738,963

Israel
Teva Pharmaceutical Finance Co. LLC,
Gtd. Notes
0.250%	02/01/26		420	459,900

Italy
Eni SpA,
Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	04/13/22	EUR	300	341,976

Japan — 0.3%
Asics Corp.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/01/19	JPY	40,000	378,182
Chugoku Electric Power Co., Inc. (The),
Sr. Sec’d. Notes, RegS
0.000%(ss)	03/25/20	JPY	60,000	521,968
Daio Paper Corp.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/17/20	JPY	40,000	350,802
Kansai Paint Co. Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/17/22	JPY	40,000	351,658
Kawasaki Kisen Kaisha Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/26/18	JPY	50,000	445,668
LIXIL Group Corp.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/04/20	JPY	20,000	176,684
Mebuki Financial Group, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Japan (continued)
Sr. Unsec’d. Notes, RegS
0.000%(ss)	04/24/19		300	$299,249
Nagoya Railroad Co. Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/11/24	JPY	30,000	291,144
NH Foods Ltd.,
Sr. Unsec’d. Notes
0.000%(ss)	09/26/18	JPY	40,000	489,412
Resorttrust, Inc.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/01/21	JPY	30,000	268,235
Shizuoka Bank Ltd. (The),
Sr. Unsec’d. Notes, RegS
0.000%(ss)	04/25/18		300	294,375
Sony Corp.,
Sr. Unsec’d. Notes
0.000%(ss)	09/30/22	JPY	55,000	498,235
Suzuki Motor Corp.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/31/21	JPY	90,000	916,364
Terumo Corp.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/04/19	JPY	40,000	415,829
0.000%(ss)	12/06/21	JPY	30,000	319,572
Tohoku Electric Power Co., Inc.,
Sr. Sec’d. Notes, RegS
0.000%(ss)	12/03/20	JPY	60,000	531,337
Toppan Printing Co. Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/19/19	JPY	70,000	682,332
Toray Industries, Inc.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	08/30/19	JPY	30,000	300,193
0.000%(ss)	08/31/21	JPY	30,000	320,471
Unicharm Corp.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/25/20	JPY	40,000	410,695
Yamada Denki Co. Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/28/19	JPY	50,000	525,882
Yamaguchi Financial Group, Inc.,
Sr. Unsec’d. Notes, RegS
0.497%(c)	03/26/20		400	413,899

				9,202,186

Malaysia
Indah Capital Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	10/24/18	SGD	500	374,616

Mexico — 0.1%
America Movil BV,
Gtd. Notes, RegS
5.500%	09/17/18	EUR	500	458,325
America Movil SAB de CV,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	05/28/20	EUR	1,400	1,428,767

Interest Rate	Maturity Date	Principal Amount (000)#			Value (Note 2)
CONVERTIBLE BONDS (continued)
Mexico (continued)
Cemex SAB de CV,
Sub. Notes
3.750%	03/15/18		400		$448,749

					2,335,841

Netherlands
NXP Semiconductors NV,
Sr. Unsec’d. Notes
1.000%	12/01/19		600		682,500
OCI NV,
Sr. Unsec’d. Notes, MTN, RegS
3.875%	09/25/18	EUR	300		302,375

					984,875

Norway
Marine Harvest ASA,
Sr. Unsec’d. Notes, RegS
0.125%	11/05/20	EUR	300		388,271

Singapore
CapitaLand Ltd.,
Sr. Unsec’d. Notes, RegS
1.950%	10/17/23	SGD	1,000		682,940

South Africa — 0.1%
Brait SE,
Sr. Unsec’d. Notes, RegS
2.750%	09/18/20	GBP	300		343,842
Remgro Jersey GBP Ltd.,
Sr. Sec’d. Notes, RegS
2.625%	03/22/21	GBP	200		246,728
Shoprite Investments Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	04/03/17	ZAR	—	(r)	282,743
Steinhoff Finance Holding GmbH,
Gtd. Notes, RegS
1.250%	08/11/22	EUR	500		532,643
1.250%	10/21/23	EUR	500		523,958
4.000%	01/30/21	EUR	300		447,167

					2,377,081

Spain — 0.1%
Acciona SA,
Sr. Unsec’d. Notes, RegS
3.000%	01/30/19	EUR	300		399,545
ACS Actividades Finance 2 BV,
Sr. Sec’d. Notes, RegS
1.625%	03/27/19	EUR	500		579,223
OHL Investments SA,
Sr. Sec’d. Notes, RegS
4.000%	04/25/18	EUR	300		287,374
Telefonica Participaciones SAU,
Gtd. Notes, MTN, RegS
0.000%(ss)	03/09/21	EUR	400		418,114
Gtd. Notes, RegS
4.900%	09/25/17	EUR	700		646,224
Telefonica SA,
Sr. Unsec’d. Notes, MTN, RegS
6.000%	07/24/17	EUR	700		694,857

					3,025,337

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Sweden
Industrivarden AB,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	05/15/19	SEK	4,000	$470,222

Switzerland
Swiss Life Holding AG,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/02/20	CHF	320	405,696

Taiwan
Advanced Semiconductor Engineering, Inc.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/05/18		400	449,599
Zhen Ding Technology Holding Ltd.,
Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/26/19		300	298,425

				748,024

United Arab Emirates — 0.1%
Aabar Investments PJSC,
Sr. Unsec’d. Notes, MTN, RegS
0.500%	03/27/20	EUR	1,200	1,056,022
National Bank of Abu Dhabi PJSC,
Sr. Unsec’d. Notes, MTN, RegS
1.000%	03/12/18		400	395,999

				1,452,021

United Kingdom — 0.2%
Balfour Beatty Finance No.2 Ltd.,
Gtd. Notes, RegS
1.875%	12/03/18	GBP	200	246,728
BP Capital Markets PLC,
Gtd. Notes, RegS
1.000%	04/28/23	GBP	400	608,316
British Land Jersey Ltd.,
Gtd. Notes, MTN, RegS
1.500%	09/10/17	GBP	300	380,259
British Land White 2015 Ltd.,
Gtd. Notes, REIT, RegS
0.000%(ss)	06/09/20	GBP	500	570,605
Inmarsat PLC,
Sr. Unsec’d. Notes, RegS
3.875%	09/09/23		400	419,159
Intu Jersey Ltd.,
Gtd. Notes, REIT, RegS
2.500%	10/04/18	GBP	200	252,274
J Sainsbury PLC,
Sr. Unsec’d. Notes, RegS
1.250%	11/21/19	GBP	300	380,518
Vodafone Group PLC,
Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	11/26/20	GBP	600	719,849
Sub. Notes, RegS
2.000%	02/25/19	GBP	900	1,101,513

				4,679,221

United States — 1.3%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
2.125%	09/01/26		322	507,754
Akamai Technologies, Inc.,

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes(a)
0.000%(ss)	02/15/19	354	$367,496
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42	444	883,560
Blackhawk Network Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
1.500%	01/15/22	223	228,575
CenterPoint Energy, Inc.,
Sub. Notes
4.184%	09/15/29	804	540,255
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	03/15/45	334	202,279
Citrix Systems, Inc.,
Sr. Unsec’d. Notes
0.500%	04/15/19	866	1,002,395
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/19	430	168,775
3.125%	05/15/24	397	111,159
DISH Network Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	08/15/26	1,367	1,555,817
Dycom Industries, Inc.,
Sr. Unsec’d. Notes
0.750%	09/15/21	406	443,048
Ensco Jersey Finance Ltd.,
Gtd. Notes, 144A
3.000%	01/31/24	540	550,799
Extra Space Storage LP,
Gtd. Notes, REIT, 144A
3.125%	10/01/35	387	412,639
FireEye, Inc.,
Sr. Unsec’d. Notes
1.625%	06/01/35	950	855,594
Illumina, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	06/15/19	461	439,967
0.500%	06/15/21	175	167,672
Impax Laboratories, Inc.,
Sr. Unsec’d. Notes
2.000%	06/15/22	504	397,845
Intel Corp.,
Jr. Sub. Notes
2.950%	12/15/35	1,211	1,635,607
3.250%	08/01/39	637	1,123,111
Intercept Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	07/01/23	219	195,184
Ionis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.000%	11/15/21	422	425,429
Jazz Investments I Ltd.,
Gtd. Notes
1.875%	08/15/21	600	574,875
Liberty Interactive LLC,
Sr. Unsec’d. Notes, 144A
1.750%	09/30/46	453	486,975

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23		522	$560,498
Medicines Co. (The),
Sr. Unsec’d. Notes, 144A
2.750%	07/15/23		463	445,348
MGIC Investment Corp.,
Sr. Unsec’d. Notes
2.000%	04/01/20		269	398,793
Microchip Technology, Inc.,
Jr. Sub. Notes
2.125%	12/15/37		228	612,180
Sr. Sub. Notes
1.625%	02/15/25		1,007	1,304,065
Micron Technology, Inc.,
Sr. Unsec’d. Notes(a)
3.000%	11/15/43		733	727,961
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
1.125%	01/15/20		344	492,995
National Grid North America, Inc.,
Sr. Unsec’d. Notes, MTN, RegS
0.900%	11/02/20	GBP	300	377,856
Newmont Mining Corp.,
Gtd. Notes
1.625%	07/15/17		393	400,614
Novellus Systems, Inc.,
Gtd. Notes
2.625%	05/15/41		502	1,562,789
NuVasive, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	03/15/21		423	536,946
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.000%	12/01/18		706	3,741,800
Old Republic International Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/18		211	264,014
ON Semiconductor Corp.,
Gtd. Notes(a)
1.000%	12/01/20		533	545,992
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	07/01/19		297	376,633
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes(a)
0.350%	06/15/20		191	243,167
0.900%	09/15/21		1,196	1,263,275
1.000%	03/15/18		379	596,688
QIAGEN NV,
Sr. Unsec’d. Notes, RegS
0.375%	03/19/19		400	449,799
Red Hat, Inc.,
Sr. Unsec’d. Notes(a)
0.250%	10/01/19		539	628,946
RTI International Metals, Inc.,
Gtd. Notes
1.625%	10/15/19		365	377,547
salesforce.com, Inc.,

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes(a)
0.250%	04/01/18	936	$1,089,855
ServiceNow, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	11/01/18	384	451,200
SolarCity Corp.,
Sr. Unsec’d. Notes(a)
1.625%	11/01/19	166	140,166
Spirit Realty Capital, Inc.,
Sr. Unsec’d. Notes, REIT
2.875%	05/15/19	207	215,409
SunPower Corp.,
Sr. Unsec’d. Notes
0.875%	06/01/21	368	241,500
Teradyne, Inc.,
Sr. Unsec’d. Notes, 144A
1.250%	12/15/23	341	360,181
Tesla Motors, Inc.,
Sr. Unsec’d. Notes
0.250%	03/01/19	1,265	1,174,869
1.250%	03/01/21	380	328,021
1.500%	06/01/18	299	519,139
Trinity Industries, Inc.,
Sub. Notes
3.875%	06/01/36	229	292,977
Twitter, Inc.,
Sr. Unsec’d. Notes
0.250%	09/15/19	500	467,500
1.000%	09/15/21	777	714,840
VEREIT, Inc.,
Sr. Unsec’d. Notes, REIT
3.750%	12/15/20	423	422,999
VeriSign, Inc.,
Jr. Sub. Notes
4.485%	08/15/37	625	1,391,016
Viavi Solutions, Inc.,
Sr. Unsec’d. Notes
0.625%	08/15/33	370	382,488
Weatherford International Ltd.,
Gtd. Notes
5.875%	07/01/21	820	889,700
Whiting Petroleum Corp.,
Gtd. Notes
1.250%	04/01/20	283	248,333
Wright Medical Group, Inc.,
Sr. Unsec’d. Notes
2.000%	02/15/20	504	525,105
Yahoo!, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	12/01/18	514	507,639

			39,547,653

TOTAL CONVERTIBLE BONDS (cost $92,510,635)			93,258,086

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 15.8%
Argentina
Petrobras Argentina SA,
Sr. Unsec’d. Notes, RegS
7.375%	07/21/23	322	$313,949
YPF SA,
Sr. Unsec’d. Notes, RegS
8.500%	03/23/21	98	105,115

			419,064

Australia — 0.2%
Australia & New Zealand Banking Group Ltd.,
Sub. Notes, 144A
4.400%	05/19/26	550	556,988
BHP Billiton Finance USA Ltd.,
Gtd. Notes
2.050%	09/30/18	96	96,538
4.125%	02/24/42	135	132,792
5.000%	09/30/43	69	77,070
6.420%	03/01/26	75	92,093
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, MTN, 144A
1.750%	11/07/19	765	758,624
FMG Resources August 2006 Pty Ltd.,
Sr. Sec’d. Notes, 144A
9.750%	03/01/22	255	295,818
Macquarie Bank Ltd.,
Sr. Unsec’d. Notes, MTN, 144A
2.600%	06/24/19	40	40,279
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	01/14/20	200	216,683
6.250%	01/14/21	300	332,146
Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
5.750%	11/15/41	43	40,708
Westpac Banking Corp.,
Covered Bonds, 144A
1.375%	05/30/18	400	398,368
Sr. Unsec’d. Notes
1.600%	08/19/19	650	642,258
2.000%	08/19/21	630	611,578
2.600%	11/23/20	160	160,647
Sub. Notes, GMTN
4.322%(c)	11/23/31	365	366,163

			4,818,753

Bahamas
Ultrapetrol Bahamas Ltd.,
Sr. Sec’d. Notes(i)
8.875%	06/15/21	200	38,000

Belgium — 0.2%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
1.900%	02/01/19	180	180,258
2.650%	02/01/21	505	507,901
3.300%(a)	02/01/23	390	396,915
3.650%	02/01/26	2,780	2,822,228
4.900%	02/01/46	165	178,344

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Belgium (continued)
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.750%	01/15/22	200	$208,755

			4,294,401

Brazil
Caixa Economica Federal,
Sr. Unsec’d. Notes, MTN, RegS
4.500%	10/03/18	300	302,901
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.875%	07/15/24	311	321,108
7.250%	06/01/21	197	203,897
Petrobras Global Finance BV,
Gtd. Notes
5.375%	01/27/21	177	173,106

			1,001,012

Canada — 0.5%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
6.000%	04/01/22	670	700,150
Sr. Sec’d. Notes, 144A
4.625%	01/15/22	20	20,400
Agrium, Inc.,
Sr. Unsec’d. Notes
4.125%	03/15/35	350	320,913
Air Canada 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
4.125%	11/15/26	67	68,758
Air Canada 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates, 144A
3.600%	09/15/28	163	162,629
ATS Automation Tooling Systems, Inc.,
Sr. Unsec’d. Notes, 144A
6.500%	06/15/23	56	57,959
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
1.500%	07/18/19	395	389,826
1.900%	08/27/21	205	198,650
2.375%	01/25/19	365	368,160
2.550%	11/06/22	340	335,853
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes, BKNT
2.450%	03/22/21	195	194,200
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	47	49,390
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	04/15/19	14	14,070
6.125%	01/15/23	31	29,555
7.500%	03/15/25	150	148,203
8.750%	12/01/21	195	206,944
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
3.800%	04/15/24	505	503,267
3.900%	02/01/25	420	421,242
6.250%	03/15/38	150	170,650

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
6.125%	09/15/15	40	$47,892
7.125%	10/15/31	285	386,224
Cascades, Inc.,
Gtd. Notes, 144A
5.750%	07/15/23	95	96,425
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/22	280	270,698
4.450%	09/15/42	24	20,783
5.200%	09/15/43	115	109,538
6.750%	11/15/39	26	28,989
Concordia International Corp.,
Sr. Sec’d. Notes, 144A
9.000%	04/01/22	39	33,053
Sr. Unsec’d. Notes, 144A
7.000%	04/15/23	169	53,235
Cott Beverages, Inc.,
Gtd. Notes
5.375%	07/01/22	238	242,165
6.750%	01/01/20	50	51,813
Emera US Finance LP,
Gtd. Notes, 144A
3.550%	06/15/26	220	216,267
4.750%(a)	06/15/46	325	327,745
Encana Corp.,
Sr. Unsec’d. Notes
3.900%	11/15/21	5	5,036
6.625%	08/15/37	45	48,521
Garda World Security Corp.,
Gtd. Notes, 144A
7.250%	11/15/21	200	186,000
HudBay Minerals, Inc.,
Gtd. Notes, 144A
7.250%	01/15/23	40	41,400
Hydro-Quebec,
Gov’t. Gtd. Notes
8.400%	01/15/22	150	187,502
9.400%	02/01/21	50	62,313
Lundin Mining Corp.,
Sr. Sec’d. Notes, 144A
7.500%	11/01/20	55	58,506
7.875%(a)	11/01/22	120	130,500
Mattamy Group Corp.,
Gtd. Notes, 144A
6.500%	11/15/20	91	92,365
MEG Energy Corp.,
Gtd. Notes, 144A
6.375%(a)	01/30/23	761	677,290
6.500%	03/15/21	216	199,800
7.000%	03/31/24	123	111,315
New Gold, Inc.,
Gtd. Notes, 144A
7.000%	04/15/20	100	102,500
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25	100	97,969
5.250%	08/01/23	60	60,600

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Canada (continued)
Open Text Corp.,
Gtd. Notes, 144A
5.625%	01/15/23	90	$94,050
5.875%	06/01/26	84	88,620
Potash Corp. of Saskatchewan, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/17	225	227,934
Precision Drilling Corp.,
Gtd. Notes
5.250%	11/15/24	2	1,870
6.500%	12/15/21	200	203,000
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23	965	1,001,188
Rogers Communications, Inc.,
Gtd. Notes
5.450%	10/01/43	95	104,812
8.750%	05/01/32	240	326,978
Royal Bank of Canada,
Sr. Unsec’d. Notes, GMTN
1.625%	04/15/19	585	581,769
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
5.950%	12/01/34	150	177,104
6.500%	06/15/38	75	95,831
Teck Resources Ltd.,
Gtd. Notes
3.000%	03/01/19	24	24,000
4.750%	01/15/22	41	41,103
6.000%	08/15/40	325	308,750
Gtd. Notes, 144A
8.000%	06/01/21	10	11,000
8.500%	06/01/24	38	43,795
Sr. Unsec’d. Notes
6.125%	10/01/35	30	29,175
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, GMTN
2.500%	12/14/20	285	286,034
Sr. Unsec’d. Notes, MTN
2.125%	04/07/21	220	216,637
2.250%	11/05/19	200	201,190
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.750%	10/16/23	150	155,240
6.200%	10/15/37	100	123,990
7.125%	01/15/19	100	109,757
7.250%	08/15/38	125	168,747
Transcanada Trust,
Gtd. Notes
5.625%(c)	05/20/75	29	29,290
Trinidad Drilling Ltd.,
Gtd. Notes, 144A
7.875%	01/15/19	234	233,415
Videotron Ltd.,
Gtd. Notes, 144A
5.375%	06/15/24	273	280,166

			13,472,708

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chile
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes, RegS
4.500%	08/13/23	200	$206,428
4.500%	09/16/25	200	203,030

			409,458

China
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23	254	245,161
CNOOC Finance 2015 Australia Pty Ltd.,
Gtd. Notes
2.625%	05/05/20	200	199,196
Sinopec Group Overseas Development 2013 Ltd.,
Gtd. Notes, 144A
4.375%	10/17/23	249	260,517
State Grid Overseas Investment 2013 Ltd.,
Gtd. Notes, 144A
1.750%	05/22/18	200	199,099

			903,973

Colombia
Ecopetrol SA,
Sr. Unsec’d. Notes
5.375%	06/26/26	268	266,660
5.875%	05/28/45	180	155,520

			422,180

Finland
Nokia OYJ,
Sr. Unsec’d. Notes
5.375%	05/15/19	57	60,164
6.625%	05/15/39	50	52,750

			112,914

France — 0.2%
Air Liquide Finance SA,
Gtd. Notes, 144A
1.750%	09/27/21	200	192,038
Albea Beauty Holdings SA,
Sr. Sec’d. Notes, 144A
8.375%	11/01/19	400	415,999
Alcatel-Lucent USA, Inc.,
Sr. Unsec’d. Notes
6.450%	03/15/29	291	303,368
BPCE SA,
Sr. Unsec’d. Notes, BKNT
2.650%	02/03/21	675	673,905
Credit Agricole SA,
Sr. Unsec’d. Notes, MTN, 144A
2.375%	07/01/21	250	246,166
2.750%	06/10/20	400	400,940
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44	80	80,157
Orange SA,
Sr. Unsec’d. Notes
9.000%	03/01/31	170	255,599

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Pernod Ricard SA,
Sr. Unsec’d. Notes, 144A
3.250%	06/08/26	295	$283,061
SFR Group SA,
Sr. Sec’d. Notes, 144A
6.000%	05/15/22	600	615,750
6.250%	05/15/24	400	402,000
7.375%	05/01/26	600	615,000
Societe Generale SA,
Jr. Sub. Notes, 144A
7.375%(c)	12/29/49	490	489,177
Total Capital International SA,
Gtd. Notes
2.700%	01/25/23	332	328,556
3.700%	01/15/24	120	125,296

			5,427,012

Germany — 0.2%
Daimler Finance North America LLC,
Gtd. Notes
8.500%	01/18/31	170	256,046
Gtd. Notes, 144A
1.500%	07/05/19	910	895,326
2.250%	07/31/19	150	150,198
2.250%	03/02/20	680	676,874
2.450%	05/18/20	150	149,698
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.950%	08/20/20	69	67,925
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
2.485%	09/19/23	615	587,452
Fresenius Medical Care AG & Co. KGaA,
Gtd. Notes, RegS
1.125%	01/31/20	EUR 300	394,903
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
4.125%	10/15/20	40	41,400
4.750%	10/15/24	55	55,550
5.875%	01/31/22	333	364,635
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
5.750%	02/15/21	2	2,160
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, PIK, 144A
4.750%	09/15/26	200	193,000
Schaeffler Finance BV,
Sr. Sec’d. Notes, 144A
4.750%	05/15/23	250	253,750
Siemens Financieringsmaatschappij NV,
Gtd. Notes, 144A
2.000%	09/15/23	250	235,885
2.350%	10/15/26	250	231,402
6.125%	08/17/26	160	196,478

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Germany (continued)
ZF North America Capital, Inc.,
Gtd. Notes, 144A
4.500%	04/29/22	200	$206,250
4.750%	04/29/25	935	951,363

			5,910,295

Hong Kong
Hutchison Whampoa International 12 II Ltd.,
Gtd. Notes, 144A
3.250%	11/08/22	200	201,841
Shimao Property Holdings Ltd.,
Gtd. Notes, RegS
8.375%	02/10/22	200	221,499
Smithfield Foods, Inc.,
Gtd. Notes, 144A
5.875%	08/01/21	71	74,018

			497,358

India
Bharti Airtel International Netherlands BV,
Gtd. Notes, RegS
5.125%	03/11/23	200	208,449

Indonesia
Pertamina Persero PT,
Sr. Unsec’d. Notes, RegS
4.875%	05/03/22	360	369,765
6.500%	05/27/41	200	204,941

			574,706

Ireland — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
7.250%	05/15/24	550	579,563
James Hardie International Finance Ltd.,
Gtd. Notes, 144A
5.875%	02/15/23	200	207,000
XLIT Ltd.,
Gtd. Notes
6.375%	11/15/24	135	157,572
6.500%(c)	10/29/49	83	64,740

			1,008,875

Israel — 0.1%
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
3.650%	11/10/21	77	77,989
Teva Pharmaceutical Finance Netherlands III BV,
Gtd. Notes
2.800%	07/21/23	350	331,307
3.150%	10/01/26	680	626,910
4.100%(a)	10/01/46	180	154,235

			1,190,441

Italy
Wind Acquisition Finance SA,
Sec’d. Notes, 144A
7.375%	04/23/21	350	364,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Japan
Bank of Tokyo-Mitsubishi UFJ Ltd. (The),
Sr. Unsec’d. Notes, 144A
4.100%	09/09/23	200	$210,593
Beam Suntory, Inc.,
Gtd. Notes
3.250%	05/15/22	100	100,236
Mizuho Bank Ltd.,
Gtd. Notes, 144A
2.700%	10/20/20	215	214,358
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, MTN, 144A
1.800%	03/15/18	267	267,263
SoftBank Group Corp.,
Gtd. Notes, 144A
4.500%	04/15/20	200	205,000

			997,450

Kazakhstan
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes, MTN, RegS
9.125%	07/02/18	100	108,659
Sr. Unsec’d. Notes, RegS
7.000%	05/05/20	300	328,883

			437,542

Luxembourg — 0.2%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	700	719,249
7.500%	05/15/26	275	285,999
Altice SA,
Gtd. Notes, 144A
7.750%	05/15/22	850	907,375
ArcelorMittal,
Sr. Unsec’d. Notes
6.125%(a)	06/01/25	306	335,069
7.250%(a)	02/25/22	464	523,159
Camelot Finance SA,
Sr. Unsec’d. Notes, 144A
7.875%	10/15/24	185	191,475
INEOS Group Holdings SA,
Gtd. Notes, 144A
5.625%(a)	08/01/24	775	769,188
Sec’d. Notes, 144A
5.875%(a)	02/15/19	700	715,750
Intelsat Connect Finance SA,
Sr. Unsec’d. Notes, 144A
12.500%(s)	04/01/22	20	12,300
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23	634	427,189
7.250%	04/01/19	76	63,840
7.250%	10/15/20	1,670	1,294,250
Sr. Sec’d. Notes, 144A
8.000%(a)	02/15/24	228	234,270
Intelsat Luxembourg SA,
Gtd. Notes
7.750%	06/01/21	16	5,240

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Luxembourg (continued)
SES SA,
Gtd. Notes, 144A
3.600%	04/04/23	100	$97,540

			6,581,893

Malaysia
Petroliam Nasional Bhd,
Sr. Unsec’d. Notes, RegS
7.625%	10/15/26	100	130,991

Mexico — 0.1%
America Movil SAB de CV,
Gtd. Notes
6.125%	03/30/40	100	114,125
BBVA Bancomer SA,
Sub. Notes, RegS
6.750%	09/30/22	150	163,499
Cemex SAB de CV,
Sr. Sec’d. Notes, 144A
6.125%(a)	05/05/25	1,145	1,170,763
Petroleos Mexicanos,
Gtd. Notes
2.902%(c)	07/18/18	30	30,195
3.500%	07/18/18	10	10,090
5.500%	01/21/21	220	226,325
5.500%	06/27/44	70	58,254
6.375%	01/23/45	60	54,600
6.625%	06/15/35	200	197,000
Gtd. Notes, 144A
4.607%(c)	03/11/22	200	206,250
Gtd. Notes, MTN
5.625%	01/23/46	297	246,510
Gtd. Notes, RegS
6.375%	02/04/21	50	53,250

			2,530,861

Netherlands — 0.3%
ABN AMRO Bank NV,
Sr. Unsec’d. Notes, 144A
2.450%	06/04/20	585	581,757
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
Gtd. Notes
3.950%	02/01/22	520	524,549
4.625%	07/01/22	800	823,999
Bluewater Holding BV,
Gtd. Notes, RegS, 144A
10.000%	12/10/19	200	125,999
Cooperatieve Rabobank UA,
Gtd. Notes
3.750%	07/21/26	250	245,062
4.625%	12/01/23	250	263,023
Gtd. Notes, MTN
3.875%	02/08/22	375	395,930
Sr. Unsec’d. Notes, MTN
2.250%	01/14/20	250	249,975
Heineken NV,
Sr. Unsec’d. Notes, 144A
1.400%	10/01/17	30	30,012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Netherlands (continued)
Koninklijke Philips NV,
Sr. Unsec’d. Notes
3.750%	03/15/22	180	$187,534
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
4.125%	06/01/21	200	206,500
5.750%	03/15/23	700	738,500
Shell International Finance BV,
Gtd. Notes
1.875%	05/10/21	275	268,872
2.375%	08/21/22	150	147,316
3.400%	08/12/23	175	179,582
3.750%	09/12/46	149	137,102
4.000%	05/10/46	380	363,378
4.300%	09/22/19	150	159,126
4.375%	03/25/20	400	427,303
4.550%	08/12/43	275	286,779
UPCB Finance IV Ltd.,
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	950	957,125

			7,299,423

New Zealand — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
(Luxembourg) SA,
Gtd. Notes, 144A
7.000%	07/15/24	550	584,719
Sr. Sec’d. Notes
5.750%(a)	10/15/20	730	752,813
Sr. Sec’d. Notes, 144A
5.125%	07/15/23	130	132,763

			1,470,295

Norway
Statoil ASA,
Gtd. Notes
1.150%	05/15/18	168	166,967
2.450%	01/17/23	155	151,300
3.150%	01/23/22	46	46,938
6.700%	01/15/18	20	21,060
7.250%	09/23/27	160	213,497

			599,762

Peru
Cia Minera Milpo Saa,
Sr. Unsec’d. Notes, RegS
4.625%	03/28/23	260	254,149
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.875%	04/23/45	146	143,332

			397,481

Philippines
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes, RegS
7.390%	12/02/24	100	126,675

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Portugal
EDP Finance BV,
Sr. Unsec’d. Notes, 144A
5.250%	01/14/21	310	$327,701

Russia
Sberbank of Russia Via SB Capital SA,
Sr. Unsec’d. Notes, RegS
6.125%	02/07/22	200	217,279
Vnesheconombank Via VEB Finance PLC,
Sr. Unsec’d. Notes, RegS
5.375%	02/13/17	200	200,661
6.025%	07/05/22	300	313,499

			731,439

Singapore
CapitaLand Ltd.,
Sr. Unsec’d. Notes, RegS
1.850%	06/19/20	SGD1,000	660,843

South Africa
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes, RegS
7.125%	02/11/25	200	201,499

South Korea
Magnachip Semiconductor Corp.,
Sr. Unsec’d. Notes
6.625%	07/15/21	125	108,125

Spain
Grifols Worldwide Operations Ltd.,
Gtd. Notes
5.250%	04/01/22	200	207,000
Telefonica Emisiones SAU,
Gtd. Notes
3.192%	04/27/18	151	153,172
5.134%	04/27/20	102	109,289

			469,461

Sweden — 0.1%
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, 144A
1.750%	03/19/18	625	623,900
Sr. Unsec’d. Notes, MTN, 144A
2.450%	05/27/20	300	298,805
Stadshypotek AB,
Covered Bonds, 144A
1.875%	10/02/19	309	307,412
Svenska Handelsbanken AB,
Gtd. Notes, GMTN
2.400%	10/01/20	505	503,930

			1,734,047

Switzerland — 0.1%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24	250	251,670
5.300%	08/13/19	100	107,903
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
3.125%	12/10/20	305	304,047
3.450%	04/16/21	250	251,578

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Switzerland (continued)
3.800%	06/09/23	400	$399,559
4.550%	04/17/26	250	259,644
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42	75	73,242
UBS AG,
Sr. Unsec’d. Notes, BKNT, MTN
1.800%	03/26/18	800	800,553
UBS Group Funding Jersey Ltd.,
Gtd. Notes, 144A
2.650%	02/01/22	1,230	1,195,431
4.125%	04/15/26	215	219,886

			3,863,513

Trinidad & Tobago
Petroleum Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes, RegS
9.750%	08/14/19	100	107,611

Turkey
Turkiye Is Bankasi,
Sr. Unsec’d. Notes, 144A
5.500%	04/21/22	200	188,828

Ukraine
Ukreximbank Via Biz Finance PLC,
Sr. Unsec’d. Notes, RegS
9.750%	01/22/25	200	188,499

United Arab Emirates
DP World Ltd.,
Sr. Unsec’d. Notes, RegS
1.750%	06/19/24	400	393,599
Shelf Drilling Holdings Ltd.,
Sec’d. Notes, 144A
8.625%	11/01/18	87	73,080

			466,679

United Kingdom — 0.5%
Anglo American Capital PLC,
Gtd. Notes, 144A
4.125%	09/27/22	350	352,629
4.450%	09/27/20	160	163,999
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
5.625%	10/01/24	200	209,500
6.500%(a)	07/15/22	450	471,375
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
3.800%	10/07/24	250	256,177
Barclays Bank PLC,
Sub. Notes, MTN, 144A
6.050%	12/04/17	800	826,470
Barclays PLC,
Jr. Sub. Notes
8.250%(c)	12/29/49	200	208,065
BAT International Finance PLC,
Gtd. Notes, 144A
2.750%	06/15/20	300	301,605

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
BP Capital Markets PLC,
Gtd. Notes
2.750%	05/10/23	220	$215,985
3.017%	01/16/27	255	246,091
3.119%	05/04/26	90	87,900
3.216%	11/28/23	665	671,643
3.535%	11/04/24	365	370,456
3.814%	02/10/24	350	363,602
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.125%	12/15/30	50	76,284
Fiat Chrysler Automobiles NV,
Sr. Unsec’d. Notes
5.250%(a)	04/15/23	828	843,152
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
4.125%	08/12/20	1,995	2,093,840
4.750%	01/19/21	255	273,279
HSBC Holdings PLC,
Jr. Sub. Notes
6.875%(c)	12/29/49	351	370,305
Sr. Unsec’d. Notes
3.600%	05/25/23	440	442,551
4.000%	03/30/22	250	258,587
Sub. Notes
4.375%	11/23/26	455	458,378
Imperial Brands Finance PLC,
Gtd. Notes, 144A
4.250%	07/21/25	300	309,668
Jaguar Land Rover Automotive PLC,
Gtd. Notes, 144A
4.250%	11/15/19	200	206,750
Lloyds Bank PLC,
Gtd. Notes
2.050%	01/22/19	730	729,301
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42	7	4,620
6.200%	08/01/40	49	35,035
7.750%	01/15/24	61	57,377
Rio Tinto Finance USA PLC,
Gtd. Notes
3.500%	03/22/22	25	25,861
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes
8.625%(c)	12/29/49	200	204,000
Sub. Notes
6.125%(a)	12/15/22	490	521,033
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
2.875%	10/16/20	150	148,649
Santander UK PLC,
Sr. Unsec’d. Notes
2.500%	03/14/19	935	940,460
3.050%	08/23/18	250	253,947
Sub. Notes, 144A
5.000%	11/07/23	200	203,465

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24	300	$310,082
TI Group Automotive Systems LLC,
Sr. Unsec’d. Notes, 144A
8.750%(a)	07/15/23	315	329,175
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.500%	01/15/25	450	456,750
5.500%	08/15/26	500	498,750
Vodafone Group PLC,
Sr. Unsec’d. Notes
1.500%	02/19/18	100	99,629
2.950%	02/19/23	150	145,442
6.150%	02/27/37	175	196,239

			15,238,106

United States — 12.9%
21st Century Fox America, Inc.,
Gtd. Notes
4.750%	09/15/44	245	244,896
4.950%	10/15/45	245	251,787
6.150%	02/15/41	50	59,138
6.900%	03/01/19	100	109,834
9.500%	07/15/24	200	265,109
Abbott Laboratories,
Sr. Unsec’d. Notes
2.900%	11/30/21	365	363,960
3.750%	11/30/26	510	506,476
4.900%	11/30/46	125	128,292
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.000%	11/06/18	179	179,110
2.900%	11/06/22	200	197,550
3.200%	11/06/22	100	100,066
3.200%	05/14/26	110	104,657
3.600%	05/14/25	185	183,240
4.450%	05/14/46	445	426,100
4.500%	05/14/35	100	98,253
4.700%(a)	05/14/45	340	333,584
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22	15	14,906
6.500%	03/01/24	40	40,899
ACCO Brands Corp.,
Gtd. Notes
6.750%(a)	04/30/20	305	320,244
Gtd. Notes, 144A
5.250%	12/15/24	309	311,135
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19	152	124,639
ACI Worldwide, Inc.,
Gtd. Notes, 144A
6.375%	08/15/20	205	210,894
Actavis Funding SCS,
Gtd. Notes
2.350%	03/12/18	193	194,116
3.450%	03/15/22	245	248,677

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
3.800%	03/15/25	420	$420,495
4.550%	03/15/35	470	465,202
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	350	342,999
ADT Corp. (The),
Sr. Sec’d. Notes
3.500%	07/15/22	505	481,013
4.125%(a)	06/15/23	358	341,889
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22	250	260,913
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.000%	07/01/24	35	36,313
AECOM,
Gtd. Notes
5.750%	10/15/22	65	68,705
5.875%	10/15/24	698	745,192
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
3.100%	12/01/26	195	192,052
AES Corp.,
Sr. Unsec’d. Notes
4.875%(a)	05/15/23	575	567,928
5.500%	03/15/24	75	76,313
5.500%	04/15/25	600	599,999
6.000%	05/15/26	47	47,705
Aetna, Inc.,
Sr. Unsec’d. Notes
3.200%	06/15/26	195	192,907
3.500%	11/15/24	250	253,638
4.250%	06/15/36	165	165,436
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23	153	128,519
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32	150	191,366
Air Lease Corp.,
Sr. Unsec’d. Notes
2.625%	09/04/18	250	251,743
3.000%	09/15/23	130	124,200
3.375%	06/01/21	490	496,789
3.875%	04/01/21	65	66,782
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23	335	321,599
Aircastle Ltd.,
Sr. Unsec’d. Notes
5.125%	03/15/21	150	159,749
7.625%	04/15/20	80	90,599
AK Steel Corp.,
Sr. Sec’d. Notes
7.500%	07/15/23	180	199,799
Alabama Power Co.,
Sr. Unsec’d. Notes
3.550%	12/01/23	92	96,105
3.850%	12/01/42	70	66,914

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.600%	03/15/33	150	$173,096
6.000%	03/01/39	95	117,910
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/25	140	138,599
6.625%	06/15/24	462	481,635
Alere, Inc.,
Gtd. Notes
6.500%	06/15/20	85	83,725
Gtd. Notes, 144A
6.375%	07/01/23	17	16,894
Aleris International, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	04/01/21	105	112,613
Alexandria Real Estate Equities, Inc.,
Gtd. Notes, REIT
4.600%	04/01/22	120	126,952
Allergan Inc/United States,
Gtd. Notes
2.800%	03/15/23	187	179,059
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.375%	08/01/22	48	46,319
Gtd. Notes, MTN, 144A
5.875%	11/01/21	40	40,599
Allstate Corp. (The),
Sr. Unsec’d. Notes
3.150%	06/15/23	142	143,789
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	95	110,192
Sr. Unsec’d. Notes
4.125%	03/30/20	640	646,399
4.125%	02/13/22	1,010	1,001,163
4.250%	04/15/21	880	888,249
5.125%(a)	09/30/24	650	661,375
Sub. Notes
5.750%	11/20/25	400	398,999
Altice US Finance I Corp.,
Sr. Sec’d. Notes, 144A
5.375%	07/15/23	200	207,499
5.500%	05/15/26	300	305,999
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	1,146	1,147,404
3.875%	09/16/46	95	87,675
4.000%	01/31/24	535	565,290
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.800%	12/05/24	460	483,381
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	460	470,349
5.875%	02/15/22	66	69,053
Gtd. Notes, 144A
5.875%	11/15/26	65	66,463
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24	825	829,125

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27	170	$175,201
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24	229	244,540
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29	250	243,125
American Airlines 2016-3 Class AA Pass-Through Trust,
Pass-Through Certificates
3.000%	04/15/30	275	260,563
American Airlines Group, Inc.,
Gtd. Notes, 144A
5.500%	10/01/19	80	82,599
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/21	180	185,849
6.625%	10/15/22	200	206,239
American Express Co.,
Sr. Unsec’d. Notes
2.650%	12/02/22	300	295,385
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24	165	171,306
4.800%	07/10/45	535	555,287
American Tower Corp.,
Sr. Unsec’d. Notes, REIT
3.125%	01/15/27	485	447,491
3.300%	02/15/21	425	429,841
3.375%	10/15/26	265	250,873
3.450%	09/15/21	210	212,717
3.500%	01/31/23	240	240,725
5.900%	11/01/21	100	111,973
American Tower Trust I,
Pass-Through Certificates, REIT, 144A
1.551%	03/15/43	225	224,816
American Water Capital Corp.,
Sr. Unsec’d. Notes
4.300%	12/01/42	47	49,217
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
7.000%	05/20/22	53	55,783
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25	320	323,199
5.625%	05/20/24	22	22,495
5.875%	08/20/26	22	22,329
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/23	280	293,651
Amgen, Inc.,
Sr. Unsec’d. Notes
1.850%	08/19/21	130	125,010
2.600%	08/19/26	170	156,355
3.625%	05/15/22	475	490,864
4.400%	05/01/45	705	675,775
Sr. Unsec’d. Notes, 144A
4.563%(a)	06/15/48	430	415,920

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22	530	$552,525
6.625%(a)	06/01/21	300	308,249
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24	57	56,858
Anadarko Holding Co.,
Sr. Unsec’d. Notes
7.150%	05/15/28	350	424,139
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24	315	309,218
8.700%	03/15/19	100	113,647
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.875%	06/01/23	100	99,235
3.125%	12/05/23	260	259,979
3.500%	12/05/26	285	282,362
4.500%	12/05/36	40	40,202
Anixter, Inc.,
Gtd. Notes
5.500%	03/01/23	395	409,813
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	09/15/24	145	146,449
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22	551	556,509
5.375%	11/01/21	35	35,788
5.625%(a)	06/01/23	310	317,363
6.000%	12/01/20	2	2,059
Sr. Unsec’d. Notes, 144A
5.000%	03/01/25	57	55,747
Anthem, Inc.,
Sr. Unsec’d. Notes
2.300%	07/15/18	205	206,340
3.300%	01/15/23	140	139,764
4.625%	05/15/42	115	115,548
5.100%	01/15/44	235	250,404
Apache Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/23	60	57,695
3.250%	04/15/22	365	370,734
5.100%	09/01/40	145	151,696
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.700%	08/15/37	125	160,180
Apple, Inc.,
Sr. Unsec’d. Notes
2.400%	05/03/23	100	97,372
3.250%	02/23/26	1,425	1,425,757
3.450%	02/09/45	55	48,546
3.850%(a)	05/04/43	275	262,967
4.650%(a)	02/23/46	295	318,555
Aramark Services, Inc.,
Gtd. Notes
5.125%	01/15/24	200	206,249

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Archrock Partners LP/Archrock Partners Finance Corp., Gtd. Notes
6.000%	10/01/22	32	$31,040
Arconic, Inc., Sr. Unsec’d. Notes
5.125%(a)	10/01/24	250	256,249
5.400%	04/15/21	400	423,999
5.870%	02/23/22	125	133,749
Arizona Public Service Co., Sr. Unsec’d. Notes
4.500%	04/01/42	75	78,765
Arrow Electronics, Inc., Sr. Unsec’d. Notes
3.000%	03/01/18	26	26,296
6.000%	04/01/20	150	162,538
7.500%	01/15/27	100	118,989
Ashland LLC, Gtd. Notes
4.750%	08/15/22	700	726,250
AT&T, Inc., Sr. Unsec’d. Notes
2.300%	03/11/19	495	496,898
3.000%	06/30/22	85	83,437
3.400%	05/15/25	620	597,570
3.600%	02/17/23	70	70,596
3.875%	08/15/21	145	149,705
4.125%	02/17/26	410	415,152
4.300%	12/15/42	465	416,256
4.350%	06/15/45	320	285,130
4.450%	04/01/24	450	469,096
4.500%	03/09/48	905	813,209
4.750%(a)	05/15/46	270	255,803
5.150%	03/15/42	102	101,610
5.500%	02/01/18	110	114,289
6.300%	01/15/38	75	85,240
6.350%	03/15/40	170	193,691
6.375%	03/01/41	170	195,775
Atmos Energy Corp., Sr. Unsec’d. Notes
8.500%	03/15/19	300	341,130
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, REIT, GMTN
2.850%	03/15/23	200	196,600
Avaya, Inc., Sec’d. Notes, 144A
10.500%	03/01/21	95	40,850
Sr. Sec’d. Notes, 144A
7.000%	04/01/19	225	196,875
9.000%	04/01/19	110	97,075
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes
5.500%	04/01/23	500	491,250
Gtd. Notes, 144A
6.375%	04/01/24	360	359,550
B&G Foods, Inc., Gtd. Notes
4.625%	06/01/21	518	528,360

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Ball Corp., Gtd. Notes
5.000%	03/15/22	50	$52,375
5.250%	07/01/25	40	41,800
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes
2.800%	08/15/22	185	185,811
3.350%	07/01/23	430	440,173
3.500%	11/15/21	110	114,212
Bank of America Corp., Jr. Sub. Notes
6.100%(a)(c)	12/29/49	240	241,320
6.250%(c)	09/29/49	495	495,000
8.000%(c)	07/29/49	870	893,925
Sr. Unsec’d. Notes
7.625%	06/01/19	675	758,508
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23	304	305,015
3.500%	04/19/26	165	162,801
Sr. Unsec’d. Notes, MTN
2.250%(a)	04/21/20	600	596,502
2.503%	10/21/22	850	822,058
3.875%(a)	08/01/25	640	650,772
4.100%	07/24/23	100	104,460
5.000%	05/13/21	350	381,163
5.000%	01/21/44	155	169,739
5.625%	07/01/20	150	164,933
Sub. Notes, MTN
3.950%	04/21/25	640	637,113
4.200%	08/26/24	300	305,611
4.450%	03/03/26	595	613,170
Bank of New York Mellon Corp. (The), Jr. Sub. Notes
4.625%(c)	12/29/49	619	567,821
4.950%(c)	12/29/49	160	160,800
Sr. Unsec’d. Notes
3.550%	09/23/21	150	156,220
5.450%	05/15/19	100	107,896
Sr. Unsec’d. Notes, MTN
2.050%	05/03/21	265	260,098
2.500%	04/15/21	525	525,584
Baxalta, Inc., Gtd. Notes
4.000%	06/23/25	445	446,300
BB&T Corp., Sr. Unsec’d. Notes, MTN
2.450%	01/15/20	83	83,650
Becton Dickinson and Co., Sr. Unsec’d. Notes
2.675%(a)	12/15/19	440	446,429
Bed Bath & Beyond, Inc., Sr. Unsec’d. Notes
4.915%	08/01/34	100	100,053
Belden, Inc., Gtd. Notes, 144A
5.250%	07/15/24	20	20,100
5.500%	09/01/22	575	592,250

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
BellSouth LLC, Sr. Unsec’d. Notes
6.550%	06/15/34	300	$329,203
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes
3.500%	02/01/25	465	474,213
4.500%	02/01/45	110	114,116
6.125%	04/01/36	130	162,354
Berkshire Hathaway Finance Corp., Gtd. Notes
4.300%	05/15/43	210	216,958
5.750%	01/15/40	180	221,456
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
2.750%	03/15/23	515	513,067
3.125%	03/15/26	400	397,402
3.400%	01/31/22	178	185,781
Berry Plastics Corp., Sec’d. Notes
5.125%	07/15/23	305	310,338
5.500%	05/15/22	55	57,200
Biogen, Inc., Sr. Unsec’d. Notes
5.200%	09/15/45	215	230,081
Blue Cube Spinco, Inc., Gtd. Notes
9.750%	10/15/23	96	114,240
10.000%	10/15/25	565	682,238
Blue Racer Midstream LLC/Blue Racer Finance Corp., Gtd. Notes, 144A
6.125%	11/15/22	500	500,000
BlueLine Rental Finance Corp., Sec’d. Notes, 144A
7.000%	02/01/19	181	176,475
Boardwalk Pipelines LP, Gtd. Notes
4.950%	12/15/24	13	13,348
5.950%	06/01/26	405	439,926
Boeing Co. (The), Sr. Unsec’d. Notes
7.950%	08/15/24	175	230,711
Boston Properties LP, Sr. Unsec’d. Notes, REIT
3.125%	09/01/23	150	147,086
3.800%	02/01/24	200	202,841
3.850%	02/01/23	305	312,948
Boyd Gaming Corp., Gtd. Notes
6.875%(a)	05/15/23	577	620,275
Gtd. Notes, 144A
6.375%	04/01/26	15	16,155
Briggs & Stratton Corp., Gtd. Notes
6.875%	12/15/20	55	60,242
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes, REIT
3.875%	08/15/22	165	168,209

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Buckeye Partners LP, Sr. Unsec’d. Notes
2.650%	11/15/18	115	$115,756
3.950%	12/01/26	105	102,187
5.600%	10/15/44	225	227,847
5.850%	11/15/43	125	128,878
Bumble Bee Holdings, Inc., Sr. Sec’d. Notes, 144A
9.000%	12/15/17	366	361,425
Bunge Ltd. Finance Corp., Gtd. Notes
8.500%	06/15/19	100	114,565
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
3.450%	09/15/21	510	532,624
3.900%	08/01/46	185	180,870
4.100%	06/01/21	360	383,727
4.150%	04/01/45	110	111,552
4.450%	03/15/43	55	57,640
7.950%	08/15/30	100	142,229
Cablevision Systems Corp., Sr. Unsec’d. Notes
8.000%(a)	04/15/20	308	338,030
8.625%	09/15/17	13	13,520
CalAtlantic Group, Inc., Gtd. Notes
5.875%	11/15/24	180	182,700
Caleres, Inc., Gtd. Notes
6.250%	08/15/23	34	35,700
California Resources Corp., Gtd. Notes
5.500%	09/15/21	2	1,570
Sec’d. Notes, 144A
8.000%	12/15/22	330	293,700
Callon Petroleum Co., Gtd. Notes, 144A
6.125%	10/01/24	94	96,820
Calpine Corp., Sr. Sec’d. Notes, 144A
5.250%	06/01/26	95	93,575
5.875%	01/15/24	100	104,250
Sr. Unsec’d. Notes
5.750%(a)	01/15/25	450	434,250
Capital One Bank USA NA, Sr. Unsec’d. Notes, BKNT
2.250%	02/13/19	500	502,233
Sub. Notes
3.375%	02/15/23	1,010	1,000,518
Capital One Financial Corp., Sr. Unsec’d. Notes
3.500%	06/15/23	240	240,908
3.750%	04/24/24	120	121,562
Sub. Notes
3.750%(a)	07/28/26	220	213,267
Cargill, Inc., Sr. Unsec’d. Notes, 144A
7.350%	03/06/19	250	278,081

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN
2.850%	06/01/22	225	$225,446
CBL & Associates LP, Ltd. Gtd. Notes, REIT
5.250%	12/01/23	236	232,054
CBS Corp., Gtd. Notes
5.900%	10/15/40	100	112,303
CCM Merger, Inc., Gtd. Notes, 144A
9.125%	05/01/19	14	14,560
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A
5.125%	05/01/23	10	10,300
5.375%	05/01/25	710	731,300
5.500%	05/01/26	475	484,500
5.750%(a)	02/15/26	800	828,000
5.875%(a)	04/01/24	1,804	1,925,770
CDW LLC/CDW Finance Corp., Gtd. Notes
5.000%	09/01/23	150	150,188
5.500%	12/01/24	25	25,563
6.000%	08/15/22	125	132,188
Celgene Corp., Sr. Unsec’d. Notes
3.250%	08/15/22	65	65,579
3.950%	10/15/20	100	104,544
5.000%(a)	08/15/45	230	239,138
Centene Corp., Sr. Unsec’d. Notes
4.750%(a)	05/15/22	256	258,560
4.750%	01/15/25	125	122,031
6.125%	02/15/24	50	52,688
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes
4.500%	01/15/21	70	73,445
5.850%	01/15/41	110	124,458
Central Garden & Pet Co., Gtd. Notes
6.125%	11/15/23	215	226,825
CenturyLink, Inc., Sr. Unsec’d. Notes
6.750%	12/01/23	1,475	1,508,188
CF Industries, Inc., Gtd. Notes
4.950%	06/01/43	23	18,803
5.150%	03/15/34	140	119,000
5.375%	03/15/44	201	165,887
Sr. Sec’d. Notes, 144A
3.400%	12/01/21	210	207,793
4.500%	12/01/26	213	209,356
Change Healthcare Holdings, Inc., Gtd. Notes
11.000%	12/31/19	106	109,445
Gtd. Notes, 144A
6.000%	02/15/21	115	120,175

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Charles Schwab Corp. (The), Sr. Unsec’d. Notes
4.450%	07/22/20	25	$26,724
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes
4.908%	07/23/25	1,650	1,738,985
Chemours Co. (The), Gtd. Notes
6.625%(a)	05/15/23	355	351,450
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes, 144A
5.875%	03/31/25	195	198,960
Chesapeake Energy Corp., Gtd. Notes
4.875%(a)	04/15/22	137	125,013
5.750%	03/15/23	40	37,600
6.125%	02/15/21	77	75,075
Gtd. Notes, 144A
8.000%	01/15/25	55	56,100
Sec’d. Notes, 144A
8.000%	12/15/22	400	431,500
Chevron Corp., Sr. Unsec’d. Notes
2.100%	05/16/21	180	178,457
2.355%	12/05/22	203	199,216
2.419%	11/17/20	760	765,411
2.566%	05/16/23	220	216,895
3.191%	06/24/23	95	97,306
CHS/Community Health Systems, Inc., Gtd. Notes
6.875%	02/01/22	45	31,275
7.125%	07/15/20	107	81,352
8.000%(a)	11/15/19	120	99,600
Sr. Sec’d. Notes
5.125%	08/01/21	80	74,200
Chubb Corp. (The), Gtd. Notes
5.750%	05/15/18	50	52,764
Chubb INA Holdings, Inc., Gtd. Notes
2.300%	11/03/20	55	54,987
2.700%	03/13/23	170	168,216
Cigna Corp., Sr. Unsec’d. Notes
4.000%	02/15/22	430	449,231
Cincinnati Bell, Inc., Gtd. Notes, 144A
7.000%	07/15/24	116	122,670
Cinemark USA, Inc., Gtd. Notes
4.875%	06/01/23	250	253,125
5.125%	12/15/22	185	190,550
Cisco Systems, Inc., Sr. Unsec’d. Notes
2.200%	02/28/21	740	738,405
2.600%	02/28/23	470	466,487

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CIT Group, Inc., Sr. Unsec’d. Notes
5.000%(a)	08/15/22	975	$1,016,438
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	970	1,023,350
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A
10.750%	02/15/20	108	115,830
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A
6.250%	08/15/22	83	86,320
Citigroup, Inc., Jr. Sub. Notes
5.800%(c)	11/29/49	100	100,875
5.875%(a)(c)	12/29/49	355	358,550
6.125%(c)	12/29/49	150	155,250
6.250%(c)	12/29/49	70	72,030
Sr. Unsec’d. Notes
2.700%	03/30/21	75	74,828
2.900%	12/08/21	365	364,015
3.400%	05/01/26	595	578,138
3.700%	01/12/26	745	741,165
8.125%	07/15/39	42	62,409
Sub. Notes
3.875%	03/26/25	100	99,340
4.300%	11/20/26	80	80,730
4.400%	06/10/25	260	265,993
4.600%	03/09/26	630	651,157
4.750%	05/18/46	105	105,121
5.500%	09/13/25	115	126,386
Citizens Financial Group, Inc., Sr. Unsec’d. Notes
2.375%	07/28/21	140	137,290
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A
6.125%	03/15/20	56	26,320
9.000%	03/15/19	830	419,150
Clean Harbors, Inc., Gtd. Notes
5.125%	06/01/21	185	189,200
5.250%(a)	08/01/20	250	255,938
Clear Channel Worldwide Holdings, Inc., Gtd. Notes
6.500%(a)	11/15/22	2,688	2,748,480
6.500%	11/15/22	27	27,000
7.625%(a)	03/15/20	1,219	1,218,232
Clearwater Paper Corp., Gtd. Notes
4.500%	02/01/23	90	88,200
Gtd. Notes, 144A
5.375%	02/01/25	15	14,850
Cleveland Electric Illuminating Co. (The), Sr. Sec’d. Notes
7.880%	11/01/17	100	105,179
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Sec’d. Notes
12.000%	11/01/21	13	13,520

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CME Group, Inc., Sr. Unsec’d. Notes
3.000%	09/15/22	235	$240,370
CMS Energy Corp., Sr. Unsec’d. Notes
2.950%	02/15/27	110	104,400
8.750%	06/15/19	80	92,377
CNA Financial Corp., Sr. Unsec’d. Notes
3.950%	05/15/24	58	58,830
4.500%	03/01/26	42	43,921
7.350%	11/15/19	150	170,118
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A
9.375%	05/15/20	171	148,343
CNH Industrial Capital LLC, Gtd. Notes
4.375%	11/06/20	285	292,481
4.875%(a)	04/01/21	220	228,800
CNO Financial Group, Inc., Sr. Unsec’d. Notes
5.250%	05/30/25	191	190,761
Coca-Cola Co. (The), Sr. Unsec’d. Notes
2.550%	06/01/26	310	293,830
Coeur Mining, Inc., Gtd. Notes
7.875%	02/01/21	84	87,150
Cogent Communications Group, Inc., Sr. Sec’d. Notes, 144A
5.375%	03/01/22	350	361,375
Colony Capital, Inc., Sr. Unsec’d. Notes, REIT
3.875%	01/15/21	367	366,083
Columbia Pipeline Group, Inc., Gtd. Notes
4.500%	06/01/25	140	147,080
5.800%	06/01/45	215	247,243
Comcast Cable Communications Holdings, Inc., Gtd. Notes
9.455%	11/15/22	200	270,701
Comcast Corp., Gtd. Notes
1.625%	01/15/22	405	388,199
2.350%	01/15/27	125	115,229
3.150%	03/01/26	400	394,669
3.400%	07/15/46	195	170,296
4.600%	08/15/45	770	807,166
6.450%	03/15/37	300	387,344
Commercial Metals Co., Sr. Unsec’d. Notes
4.875%	05/15/23	139	139,695
Commonwealth Edison Co., First Mortgage
2.550%	06/15/26	230	219,124
4.350%	11/15/45	50	52,205
CommScope Technologies Finance LLC, Gtd. Notes, 144A
6.000%	06/15/25	913	967,780

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CommScope, Inc., Gtd. Notes, 144A
5.000%	06/15/21	116	$119,480
5.500%	06/15/24	100	103,500
Sr. Sec’d. Notes, 144A
4.375%	06/15/20	11	11,248
Communications Sales & Leasing, Inc./CSL Capital LLC, Gtd. Notes, REIT
8.250%	10/15/23	695	736,700
Sr. Sec’d. Notes, REIT, 144A
6.000%	04/15/23	337	347,953
Concho Resources, Inc., Gtd. Notes
5.500%	10/01/22	250	259,063
5.500%	04/01/23	59	61,142
6.500%	01/15/22	200	206,940
ConocoPhillips Co., Gtd. Notes
4.200%	03/15/21	125	132,778
4.950%(a)	03/15/26	536	591,745
ConocoPhillips Holding Co., Sr. Unsec’d. Notes
6.950%(a)	04/15/29	560	704,232
CONSOL Energy, Inc., Gtd. Notes
5.875%	04/15/22	55	53,900
Consolidated Communications, Inc., Gtd. Notes
6.500%	10/01/22	118	117,115
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes
3.850%	06/15/46	125	119,267
4.300%	12/01/56	50	49,931
4.500%	12/01/45	320	339,314
Consolidated Edison, Inc., Sr. Unsec’d. Notes
2.000%	05/15/21	320	312,744
Constellation Brands, Inc., Gtd. Notes
4.250%	05/01/23	56	58,066
4.750%	11/15/24	25	26,538
Consumers Energy Co., First Mortgage
5.650%	04/15/20	150	165,223
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	04/29/26	27	27,720
Continental Resources, Inc., Gtd. Notes
3.800%	06/01/24	13	11,993
4.500%(a)	04/15/23	420	411,600
5.000%(a)	09/15/22	419	422,934
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A
5.625%	11/15/26	207	204,671
CoreCivic, Inc., Gtd. Notes, REIT
4.625%	05/01/23	615	605,775

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Corporate Office Properties LP, Gtd. Notes, REIT
3.600%	05/15/23	1,200	$1,154,686
Cortes NP Acquisition Corp., Sr. Unsec’d. Notes, 144A
9.250%	10/15/24	342	362,520
Covanta Holding Corp., Sr. Unsec’d. Notes
5.875%	03/01/24	100	96,250
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A
9.375%	01/15/19	145	163,810
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes
6.000%	12/15/20	35	35,875
6.125%	03/01/22	311	318,775
6.250%	04/01/23	45	45,900
Crown Americas LLC/Crown Americas Capital Corp. V, Gtd. Notes, 144A
4.250%	09/30/26	80	75,400
Crown Castle International Corp., Sr. Unsec’d. Notes, REIT
2.250%	09/01/21	140	135,443
3.400%	02/15/21	75	76,106
3.700%	06/15/26	283	277,773
4.450%	02/15/26	132	136,566
4.875%	04/15/22	110	117,128
5.250%	01/15/23	100	107,625
CSC Holdings LLC, Gtd. Notes, 144A
5.500%(a)	04/15/27	235	237,938
6.625%	10/15/25	600	655,500
Sr. Unsec’d. Notes
6.750%	11/15/21	85	91,375
8.625%	02/15/19	78	86,190
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25	300	357,000
CSI Compressco LP/CSI Compressco Finance, Inc., Gtd. Notes
7.250%	08/15/22	45	42,525
CSX Corp., Sr. Unsec’d. Notes
6.000%	10/01/36	160	191,113
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A
9.250%(a)	06/15/23	394	405,820
CVS Health Corp., Sr. Unsec’d. Notes
2.125%	06/01/21	1,310	1,284,513
2.750%	12/01/22	448	441,336
2.800%	07/20/20	425	431,207
2.875%	06/01/26	280	266,887
3.875%	07/20/25	102	105,223
4.000%	12/05/23	414	436,209
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A
6.500%	06/01/26	140	146,300

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Dana, Inc., Sr. Unsec’d. Notes
5.500%(a)	12/15/24	265	$270,300
6.000%	09/15/23	525	547,969
Darling Ingredients, Inc., Gtd. Notes
5.375%	01/15/22	141	146,288
DaVita, Inc., Gtd. Notes
5.000%	05/01/25	340	334,475
5.125%	07/15/24	359	358,103
5.750%	08/15/22	55	57,475
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	25	25,313
5.350%	03/15/20	10	10,375
DCP Midstream Operating LP, Gtd. Notes
3.875%	03/15/23	120	115,426
4.950%	04/01/22	31	31,775
DDR Corp., Sr. Unsec’d. Notes, REIT
3.500%	01/15/21	355	360,397
Dean Foods Co., Gtd. Notes, 144A
6.500%	03/15/23	79	83,148
Deere & Co., Sr. Unsec’d. Notes
2.600%	06/08/22	100	99,514
8.100%	05/15/30	230	334,888
Denbury Resources, Inc., Gtd. Notes
4.625%	07/15/23	410	329,025
Devon Energy Corp., Sr. Unsec’d. Notes
4.000%	07/15/21	100	103,340
5.000%	06/15/45	160	157,174
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A
5.875%(a)	06/15/21	476	506,429
7.125%	06/15/24	130	144,323
Sr. Sec’d. Notes, 144A
4.420%	06/15/21	332	343,535
5.450%	06/15/23	450	477,333
6.020%	06/15/26	2,440	2,643,242
8.350%	07/15/46	55	67,721
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes
4.875%	11/01/43	81	57,537
Diamondback Energy, Inc., Gtd. Notes, 144A
4.750%	11/01/24	37	36,260
Diebold Nixdorf, Inc., Gtd. Notes
8.500%	04/15/24	101	107,818
Discover Bank, Sr. Unsec’d. Notes
2.000%	02/21/18	1,070	1,069,805
3.450%	07/27/26	250	241,403

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes, BKNT
4.250%	03/13/26	250	$254,681
DISH DBS Corp., Gtd. Notes
5.000%(a)	03/15/23	700	696,500
5.875%	07/15/22	100	105,250
5.875%	11/15/24	2,225	2,289,525
6.750%	06/01/21	1,186	1,286,810
7.750%	07/01/26	51	57,503
7.875%	09/01/19	15	16,650
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Sec’d. Notes, 144A
8.125%	06/15/21	350	303,625
Dollar Tree, Inc., Gtd. Notes
5.750%	03/01/23	325	344,117
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes
4.600%	12/15/44	157	156,210
Dominion Resources, Inc., Jr. Sub. Notes
4.104%	04/01/21	115	119,792
Sr. Unsec’d. Notes
2.850%	08/15/26	663	620,721
3.625%	12/01/24	200	201,251
3.900%(a)	10/01/25	210	214,398
4.450%	03/15/21	221	236,133
Dow Chemical Co. (The), Sr. Unsec’d. Notes
3.000%	11/15/22	100	100,046
8.850%	09/15/21	90	110,359
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A
10.500%	07/01/19	45	45,113
Dr Pepper Snapple Group, Inc., Gtd. Notes
2.000%	01/15/20	75	74,476
DTE Electric Co., General Ref. Mortgage
2.650%	06/15/22	235	236,515
Sr. Sec’d. Notes
5.600%	06/15/18	200	211,282
DTE Energy Co., Sr. Unsec’d. Notes
3.850%	12/01/23	46	47,592
Duke Energy Carolinas LLC, First Ref. Mortgage
3.875%	03/15/46	190	185,859
6.000%	01/15/38	48	59,454
Duke Energy Corp., Sr. Unsec’d. Notes
2.650%	09/01/26	120	111,999
3.750%	04/15/24	270	278,431
3.750%	09/01/46	60	54,012
5.050%	09/15/19	675	727,674
Duke Energy Indiana LLC, First Mortgage
3.750%	05/15/46	320	300,984

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Duke Energy Ohio, Inc., First Mortgage
3.800%	09/01/23	136	$142,750
Duke Energy Progress LLC, First Mortgage
5.700%	04/01/35	100	119,354
Duke Realty LP, Gtd. Notes, REIT
3.875%	02/15/21	180	187,591
4.375%	06/15/22	105	111,899
Sr. Unsec’d. Notes, REIT
3.250%	06/30/26	405	391,671
DuPont Fabros Technology LP, Gtd. Notes, REIT
5.875%	09/15/21	150	156,938
Dynegy, Inc., Gtd. Notes
5.875%	06/01/23	446	386,905
7.375%	11/01/22	430	410,650
7.625%(a)	11/01/24	360	332,100
Gtd. Notes, 144A
8.000%	01/15/25	70	65,625
E*TRADE Financial Corp., Sr. Unsec’d. Notes
5.375%	11/15/22	85	89,948
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes
4.150%	02/15/43	67	63,109
Eaton Corp., Gtd. Notes
1.500%	11/02/17	27	27,022
4.000%	11/02/32	24	23,660
6.950%	03/20/19	65	71,610
eBay, Inc., Sr. Unsec’d. Notes
4.000%	07/15/42	200	166,939
Ecolab, Inc., Sr. Unsec’d. Notes
3.250%	01/14/23	200	203,653
Edison International, Sr. Unsec’d. Notes
2.950%	03/15/23	125	123,531
Eldorado Resorts, Inc., Gtd. Notes
7.000%	08/01/23	21	22,260
Embarq Corp., Sr. Unsec’d. Notes
7.995%	06/01/36	1,097	1,028,438
EMC Corp., Sr. Unsec’d. Notes
2.650%	06/01/20	49	47,823
EMI Music Publishing Group North America Holdings, Inc., Gtd. Notes, 144A
7.625%	06/15/24	30	32,400
Endo Finance LLC, Gtd. Notes, 144A
5.750%	01/15/22	450	397,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A
7.250%	01/15/22	34	$31,280
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A
6.000%	07/15/23	400	350,500
Energizer Holdings, Inc., Gtd. Notes, 144A
5.500%(a)	06/15/25	600	601,500
Energy Transfer Equity LP, Sr. Sec’d. Notes
5.875%(a)	01/15/24	165	170,363
7.500%	10/15/20	100	111,500
Energy Transfer Partners LP, Sr. Unsec’d. Notes
3.600%	02/01/23	165	162,279
5.150%	02/01/43	205	191,032
6.625%	10/15/36	140	151,699
EnerSys, Gtd. Notes, 144A
5.000%	04/30/23	138	138,690
EnLink Midstream Partners LP, Sr. Unsec’d. Notes
4.150%	06/01/25	80	77,653
4.850%	07/15/26	17	17,148
Ensco PLC, Sr. Unsec’d. Notes
4.500%	10/01/24	12	10,290
4.700%	03/15/21	24	23,086
Entegris, Inc., Gtd. Notes, 144A
6.000%	04/01/22	462	480,480
Entergy Arkansas, Inc., First Mortgage
3.750%	02/15/21	465	487,593
Entergy Corp., Sr. Unsec’d. Notes
2.950%	09/01/26	220	205,797
Entergy Louisiana LLC, Collateral Trust
2.400%	10/01/26	375	349,924
Entergy Mississippi, Inc., First Mortgage
2.850%	06/01/28	125	118,695
Enterprise Products Operating LLC, Gtd. Notes
3.750%(a)	02/15/25	550	558,834
3.900%	02/15/24	440	453,805
3.950%(a)	02/15/27	140	143,415
4.900%	05/15/46	555	569,708
7.550%	04/15/38	185	239,053
Envision Healthcare Corp., Gtd. Notes
5.625%(a)	07/15/22	75	77,325
Gtd. Notes, 144A
5.125%	07/01/22	42	41,843
EOG Resources, Inc., Sr. Unsec’d. Notes
2.625%	03/15/23	150	145,412

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes
6.375%	06/15/23	26	$20,540
7.750%	09/01/22	200	162,000
9.375%	05/01/20	513	472,919
Sr. Sec’d. Notes, 144A
8.000%	11/29/24	91	97,798
Equinix, Inc., Sr. Unsec’d. Notes, REIT
5.375%	01/01/22	100	105,000
5.375%	04/01/23	250	259,375
5.750%	01/01/25	24	25,080
5.875%	01/15/26	250	263,125
Equity Commonwealth, Sr. Unsec’d. Notes, REIT
5.875%	09/15/20	120	128,237
6.650%	01/15/18	150	153,801
Equity One, Inc., Gtd. Notes, REIT
3.750%	11/15/22	61	62,302
ERAC USA Finance LLC, Gtd. Notes, 144A
4.200%	11/01/46	185	169,057
5.625%	03/15/42	22	24,250
7.000%	10/15/37	150	190,058
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21	200	213,365
ERP Operating LP, Sr. Unsec’d. Notes, REIT
3.000%	04/15/23	100	98,622
4.625%	12/15/21	108	117,310
ESH Hospitality, Inc., Gtd. Notes, REIT, 144A
5.250%	05/01/25	291	289,545
Exelon Corp., Sr. Unsec’d. Notes
2.450%	04/15/21	30	29,639
3.400%(a)	04/15/26	230	225,671
3.950%	06/15/25	125	128,505
4.450%	04/15/46	335	327,940
Exelon Generation Co. LLC, Sr. Unsec’d. Notes
2.950%	01/15/20	320	323,805
Express Scripts Holding Co., Gtd. Notes
3.400%(a)	03/01/27	275	257,651
4.500%	02/25/26	195	200,747
Exxon Mobil Corp., Sr. Unsec’d. Notes
2.726%	03/01/23	880	882,994
FedEx Corp., Gtd. Notes
4.100%	04/15/43	80	74,715
4.100%	02/01/45	510	477,533
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes
6.750%	06/15/23	50	49,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Fidelity & Guaranty Life Holdings, Inc., Sr. Unsec’d. Notes, 144A
6.375%	04/01/21	71	$70,645
Fifth Third Bancorp, Sub. Notes
8.250%	03/01/38	100	139,004
Fifth Third Bank, Sr. Unsec’d. Notes, BKNT
2.300%	03/15/19	270	271,821
2.375%	04/25/19	200	201,504
Sub. Notes, BKNT
3.850%	03/15/26	200	201,265
First Data Corp., Gtd. Notes, 144A
7.000%(a)	12/01/23	199	211,935
Sec’d. Notes, 144A
5.750%	01/15/24	1,671	1,724,271
Sr. Sec’d. Notes, 144A
5.000%	01/15/24	87	87,463
5.375%	08/15/23	1,043	1,082,113
Florida Power & Light Co., First Mortgage
3.125%	12/01/25	410	414,528
5.625%	04/01/34	100	121,181
Ford Motor Co., Sr. Unsec’d. Notes
5.291%	12/08/46	180	182,338
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
1.724%	12/06/17	200	199,849
2.375%	03/12/19	200	199,881
3.000%	06/12/17	250	251,455
3.200%(a)	01/15/21	220	220,321
3.664%(a)	09/08/24	855	834,272
4.134%(a)	08/04/25	345	345,415
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	445	450,996
Freeport Minerals Corp., Gtd. Notes
7.125%	11/01/27	100	102,000
Freeport-McMoRan, Inc., Gtd. Notes
3.100%	03/15/20	65	63,375
3.550%(a)	03/01/22	330	306,900
3.875%(a)	03/15/23	205	188,088
4.000%(a)	11/14/21	550	536,250
4.550%	11/14/24	60	56,250
5.400%	11/14/34	241	202,440
Frontier Communications Corp., Sr. Unsec’d. Notes
6.250%(a)	09/15/21	295	279,513
8.500%	04/15/20	300	315,000
9.250%	07/01/21	181	190,050
10.500%	09/15/22	225	236,543
11.000%	09/15/25	1,655	1,708,788
GCI, Inc., Sr. Unsec’d. Notes
6.750%	06/01/21	370	379,250

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
GCP Applied Technologies, Inc., Gtd. Notes, 144A
9.500%(a)	02/01/23	384	$440,640
GE Capital International Funding Co. Unlimited Co., Gtd. Notes
2.342%	11/15/20	202	201,904
3.373%	11/15/25	357	362,918
4.418%	11/15/35	1,065	1,116,021
General Cable Corp., Gtd. Notes
5.750%	10/01/22	450	436,500
General Electric Co., Sr. Unsec’d. Notes
2.700%	10/09/22	40	39,993
3.375%	03/11/24	45	46,252
4.500%	03/11/44	285	305,940
Sr. Unsec’d. Notes, GMTN
3.150%	09/07/22	101	103,151
5.500%	01/08/20	145	158,876
6.000%	08/07/19	100	110,487
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21	72	78,980
5.875%(a)	01/14/38	200	251,706
6.750%	03/15/32	294	391,352
General Mills, Inc., Sr. Unsec’d. Notes
3.150%	12/15/21	170	173,643
General Motors Co., Sr. Unsec’d. Notes
5.200%	04/01/45	335	322,911
General Motors Financial Co., Inc., Gtd. Notes
3.100%	01/15/19	355	358,768
3.250%	05/15/18	101	102,323
3.700%	05/09/23	335	329,636
4.000%	01/15/25	210	204,885
4.000%	10/06/26	285	274,033
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes
5.625%	06/15/24	154	151,305
6.000%	05/15/23	37	37,648
Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, Gtd. Notes, 144A
10.000%	11/30/24	105	111,563
GenOn Energy, Inc., Sr. Unsec’d. Notes
9.875%(a)	10/15/20	253	172,673
GEO Group, Inc. (The), Gtd. Notes, REIT
5.875%(a)	01/15/22	585	592,313
5.875%	10/15/24	200	197,250
Gilead Sciences, Inc., Sr. Unsec’d. Notes
2.950%(a)	03/01/27	455	435,462
4.150%	03/01/47	115	109,227
4.400%	12/01/21	200	215,168
4.500%	02/01/45	50	49,958
4.600%	09/01/35	45	46,674

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
4.750%(a)	03/01/46	445	$460,429
Global Partners LP/GLP Finance Corp., Gtd. Notes
6.250%	07/15/22	75	71,859
7.000%	06/15/23	25	24,125
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes
5.375%	11/01/23	85	90,950
5.375%	04/15/26	320	333,728
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A
8.500%	12/01/21	55	58,438
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes
5.300%(c)	12/29/49	20	19,175
5.375%(c)	12/29/49	200	202,000
5.700%(a)(c)	12/29/49	220	225,456
Sr. Unsec’d. Notes
2.350%	11/15/21	605	587,794
2.625%(a)	04/25/21	320	317,676
2.750%	09/15/20	155	155,670
2.875%	02/25/21	265	266,225
3.500%	01/23/25	730	720,290
3.625%	01/22/23	125	127,677
3.750%(a)	02/25/26	180	180,529
4.750%	10/21/45	490	517,265
5.750%	01/24/22	200	224,843
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20	256	277,756
Sub. Notes
4.250%	10/21/25	250	253,960
5.150%(a)	05/22/45	475	499,539
6.450%(a)	05/01/36	455	542,256
Goodman Networks, Inc., Sr. Sec’d. Notes
12.125%	07/01/18	72	21,600
Goodyear Tire & Rubber Co. (The), Gtd. Notes
5.000%	05/31/26	465	462,880
5.125%	11/15/23	565	581,950
Government Properties Income Trust, Sr. Unsec’d. Notes, REIT
3.750%	08/15/19	347	350,812
Graphic Packaging International, Inc., Gtd. Notes
4.750%	04/15/21	30	31,500
Gray Television, Inc., Gtd. Notes, 144A
5.125%	10/15/24	100	96,750
5.875%	07/15/26	200	198,500
Great Lakes Dredge & Dock Corp., Gtd. Notes
7.375%	02/01/19	300	297,000
Group 1 Automotive, Inc., Gtd. Notes, 144A
5.250%	12/15/23	60	59,400
Guardian Life Global Funding, Sr. Sec’d. Notes, MTN, 144A
2.000%	04/26/21	100	97,528

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Guitar Center, Inc., Sr. Sec’d. Notes, 144A
6.500%	04/15/19	25	$22,688
Gulf South Pipeline Co. LP, Sr. Unsec’d. Notes
4.000%	06/15/22	150	151,947
H&E Equipment Services, Inc., Gtd. Notes
7.000%	09/01/22	355	373,638
Halcon Resources Corp., Sec’d. Notes, 144A
8.625%	02/01/20	20	20,800
Halliburton Co., Sr. Unsec’d. Notes
3.500%	08/01/23	100	101,541
3.800%	11/15/25	480	487,631
8.750%	02/15/21	100	121,876
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27	100	120,001
Hardwoods Acquisition, Inc., Sr. Sec’d. Notes, 144A
7.500%	08/01/21	167	141,115
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A
6.875%	03/01/20	30	28,950
Harris Corp., Sr. Unsec’d. Notes
2.700%	04/27/20	320	319,648
3.832%	04/27/25	390	396,189
5.054%	04/27/45	125	131,977
HCA Holdings, Inc., Sr. Unsec’d. Notes
6.250%	02/15/21	77	82,871
HCA, Inc., Gtd. Notes
5.375%	02/01/25	3,047	3,054,618
5.875%	05/01/23	100	106,250
5.875%(a)	02/15/26	700	721,000
7.500%	02/15/22	1,410	1,600,350
Sr. Sec’d. Notes
4.500%	02/15/27	50	49,125
5.000%(a)	03/15/24	1,069	1,099,734
5.250%	04/15/25	53	55,319
5.250%	06/15/26	375	387,656
HCP, Inc., Sr. Unsec’d. Notes, REIT
3.150%	08/01/22	75	74,055
4.000%	06/01/25	343	340,962
4.250%	11/15/23	445	456,966
HD Supply, Inc., Gtd. Notes, 144A
5.750%(a)	04/15/24	459	484,566
HealthSouth Corp., Gtd. Notes
5.750%	11/01/24	300	303,750
5.750%	09/15/25	300	298,500
Hecla Mining Co., Gtd. Notes
6.875%	05/01/21	137	140,083

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Herc Rentals, Inc., Sec’d. Notes, 144A
7.500%	06/01/22	200	$210,750
7.750%(a)	06/01/24	350	367,938
Hertz Corp. (The), Gtd. Notes
6.250%	10/15/22	675	632,813
7.375%	01/15/21	380	380,950
Gtd. Notes, 144A
5.500%	10/15/24	50	43,688
Hess Corp., Sr. Unsec’d. Notes
4.300%	04/01/27	220	218,993
5.800%	04/01/47	255	264,644
Hexion, Inc., Sr. Sec’d. Notes
6.625%	04/15/20	1,152	1,019,520
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A
5.000%	12/01/24	96	95,280
5.750%	10/01/25	75	75,938
Hillman Group, Inc. (The), Gtd. Notes, 144A
6.375%	07/15/22	50	47,000
Hill-Rom Holdings, Inc., Gtd. Notes, 144A
5.750%	09/01/23	399	411,968
Hilton Domestic Operating Co., Inc., Gtd. Notes, 144A
4.250%	09/01/24	105	101,850
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., Gtd. Notes, 144A
6.125%	12/01/24	40	41,550
Historic TW, Inc., Gtd. Notes
6.625%	05/15/29	38	46,474
Holly Energy Partners LP/Holly Energy Finance Corp., Gtd. Notes
6.500%	03/01/20	65	67,113
Gtd. Notes, 144A
6.000%	08/01/24	71	74,018
Hologic, Inc., Gtd. Notes, 144A
5.250%	07/15/22	200	210,500
Home Depot, Inc. (The), Sr. Unsec’d. Notes
2.625%	06/01/22	150	150,723
3.500%	09/15/56	405	354,516
3.750%	02/15/24	110	115,806
Honeywell International, Inc., Sr. Unsec’d. Notes
2.500%	11/01/26	285	269,764
HP, Inc., Sr. Unsec’d. Notes
3.750%	12/01/20	17	17,602
4.375%	09/15/21	91	95,732
4.650%	12/09/21	150	160,109
6.000%	09/15/41	95	95,820

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
HRG Group, Inc., Sr. Unsec’d. Notes
7.750%	01/15/22	150	$156,375
HSBC USA, Inc., Sr. Unsec’d. Notes
1.625%	01/16/18	500	499,126
Hughes Satellite Systems Corp., Gtd. Notes, 144A
6.625%	08/01/26	30	30,150
Sr. Sec’d. Notes, 144A
5.250%	08/01/26	349	342,020
Huntington Bancshares, Inc., Sr. Unsec’d. Notes
3.150%	03/14/21	155	157,185
Huntington National Bank (The), Sr. Unsec’d. Notes
2.200%	11/06/18	250	250,708
Huntsman International LLC, Gtd. Notes
4.875%	11/15/20	30	31,088
5.125%	11/15/22	700	714,000
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes
8.375%	05/15/19	297	258,390
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes
5.875%	02/01/22	50	49,625
6.000%	08/01/20	110	112,338
iHeartCommunications, Inc., Sr. Sec’d. Notes
9.000%(a)	12/15/19	303	247,703
IHS Markit Ltd., Gtd. Notes, 144A
5.000%	11/01/22	85	88,188
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A
4.670%(c)	12/21/65	215	188,663
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A
4.920%(c)	12/21/65	275	242,000
Illinois Tool Works, Inc., Sr. Unsec’d. Notes
2.650%	11/15/26	355	339,351
Inception Merger Sub, Inc./Rackspace Hosting, Inc., Sr. Unsec’d. Notes, 144A
8.625%(a)	11/15/24	324	342,938
Indiana Michigan Power Co., Sr. Unsec’d. Notes
3.200%	03/15/23	50	50,480
4.550%	03/15/46	160	165,948
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A
7.125%	05/01/21	100	103,000
Infor US, Inc., Gtd. Notes
6.500%	05/15/22	1,503	1,566,878
Sr. Sec’d. Notes, 144A
5.750%	08/15/20	34	35,615

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Informatica LLC, Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	312	$297,960
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes
2.875%	01/15/19	92	93,647
Ingles Markets, Inc., Sr. Unsec’d. Notes
5.750%	06/15/23	90	92,475
Intel Corp., Sr. Unsec’d. Notes
4.000%	12/15/32	201	207,222
4.100%	05/19/46	255	252,750
Intercontinental Exchange, Inc., Gtd. Notes
4.000%	10/15/23	318	333,473
International Business Machines Corp., Sr. Unsec’d. Notes
4.000%	06/20/42	100	100,026
5.600%	11/30/39	50	60,950
6.220%	08/01/27	110	137,512
International Game Technology PLC, Sr. Sec’d. Notes, 144A
6.250%	02/15/22	300	321,750
6.500%	02/15/25	550	589,875
International Lease Finance Corp., Sr. Unsec’d. Notes
3.875%	04/15/18	747	761,006
6.250%	05/15/19	550	591,250
International Wire Group, Inc., Sec’d. Notes, 144A
10.750%	08/01/21	25	23,500
Interval Acquisition Corp., Gtd. Notes
5.625%	04/15/23	320	326,400
inVentiv Health, Inc., Sr. Sec’d. Notes, 144A
9.000%	01/15/18	300	300,600
Invesco Finance PLC, Gtd. Notes
4.000%	01/30/24	373	388,657
Iron Mountain, Inc., Gtd. Notes, REIT
5.750%(a)	08/15/24	272	279,480
6.000%(a)	08/15/23	225	239,063
Gtd. Notes, REIT, 144A
6.000%	10/01/20	65	68,575
ITC Holdings Corp., Sr. Unsec’d. Notes
3.250%	06/30/26	150	145,717
3.650%	06/15/24	170	170,389
5.300%	07/01/43	85	92,980
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A
6.750%	11/15/21	295	298,688
Jackson National Life Global Funding, Sec’d. Notes, 144A
2.250%	04/29/21	725	714,985

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A
6.375%	08/01/23	200	$214,000
JB Hunt Transport Services, Inc., Gtd. Notes
3.300%	08/15/22	195	195,775
JC Penney Corp., Inc., Gtd. Notes
8.125%	10/01/19	21	22,680
Sr. Sec’d. Notes, 144A
5.875%	07/01/23	55	56,719
Jefferies Group LLC, Sr. Unsec’d. Notes
6.875%	04/15/21	150	170,645
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A
4.300%	01/15/26	60	62,115
Jo-Ann Stores LLC, Sr. Unsec’d. Notes, 144A
8.125%	03/15/19	60	59,700
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN
2.375%	07/14/20	265	265,786
2.450%	09/11/20	100	100,415
2.800%(a)	03/04/21	860	872,289
Johnson Controls International PLC, Sr. Unsec’d. Notes
3.750%	12/01/21	100	103,502
5.000%	03/30/20	100	107,593
Kaiser Aluminum Corp., Gtd. Notes
5.875%	05/15/24	86	89,010
Kansas City Power & Light Co., Sr. Unsec’d. Notes
3.150%	03/15/23	50	49,626
5.300%	10/01/41	175	186,955
Kerr-McGee Corp., Gtd. Notes
7.875%	09/15/31	60	76,831
KeyBank NA, Sub. Notes, MTN
3.400%	05/20/26	320	310,743
KeyCorp, Sr. Unsec’d. Notes, MTN
5.100%	03/24/21	276	301,815
KeySpan Gas East Corp., Unsec’d. Notes, 144A
2.742%	08/15/26	255	242,081
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A
5.000%	06/01/24	55	56,169
Kimco Realty Corp., Sr. Unsec’d. Notes, REIT
3.125%	06/01/23	265	262,362
Kinder Morgan Energy Partners LP, Gtd. Notes
5.625%	09/01/41	210	210,920

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Kindred Healthcare, Inc., Gtd. Notes
8.750%(a)	01/15/23	450	$420,750
Kinetic Concepts, Inc./KCI USA, Inc., Sec’d. Notes, 144A
9.625%	10/01/21	175	185,063
Sr. Sec’d. Notes, 144A
7.875%(a)	02/15/21	300	325,500
KLX, Inc., Gtd. Notes, 144A
5.875%(a)	12/01/22	370	381,100
Kraft Heinz Foods Co., Gtd. Notes
3.000%	06/01/26	585	549,220
4.375%(a)	06/01/46	450	423,441
5.000%	06/04/42	395	404,455
5.200%	07/15/45	75	78,511
6.125%	08/23/18	100	106,598
Kratos Defense & Security Solutions, Inc., Sr. Sec’d. Notes
7.000%	05/15/19	194	187,695
Kroger Co. (The), Gtd. Notes
6.900%	04/15/38	150	191,798
7.500%	04/01/31	200	269,303
7.700%	06/01/29	150	199,079
Sr. Unsec’d. Notes
3.300%	01/15/21	794	815,857
3.850%	08/01/23	185	192,102
3.875%(a)	10/15/46	175	159,315
L Brands, Inc., Gtd. Notes
5.625%(a)	10/15/23	350	377,125
6.625%	04/01/21	240	269,400
6.750%	07/01/36	280	283,500
L-3 Communications Corp., Gtd. Notes
3.850%	12/15/26	85	84,491
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes
2.200%	08/23/17	120	120,559
2.500%	11/01/18	105	105,925
Lamar Media Corp., Gtd. Notes
5.000%	05/01/23	150	154,500
5.375%	01/15/24	13	13,455
5.750%	02/01/26	322	338,905
Lamb Weston Holdings, Inc., Gtd. Notes, 144A
4.625%	11/01/24	61	61,153
Landry’s, Inc., Sr. Unsec’d. Notes, 144A
6.750%	10/15/24	59	59,885
Level 3 Financing, Inc., Gtd. Notes
5.375%	01/15/24	378	381,780
5.375%	05/01/25	1,097	1,118,940
5.625%	02/01/23	65	66,625
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.250%	03/15/26	67	$66,330
Levi Strauss & Co., Sr. Unsec’d. Notes
5.000%	05/01/25	100	100,000
Liberty Mutual Group, Inc., Gtd. Notes, 144A
4.950%	05/01/22	75	81,834
7.800%	03/07/87	76	85,500
Liberty Mutual Insurance Co., Sub. Notes, 144A
7.875%	10/15/26	200	242,274
8.500%	05/15/25	100	122,662
Liberty Property LP, Sr. Unsec’d. Notes, REIT
3.375%	06/15/23	140	139,206
LifePoint Health, Inc., Gtd. Notes
5.500%	12/01/21	90	93,600
Gtd. Notes, 144A
5.375%	05/01/24	16	15,672
LIN Television Corp., Gtd. Notes
5.875%	11/15/22	71	72,065
Lincoln National Corp., Sr. Unsec’d. Notes
4.200%	03/15/22	135	142,891
6.150%	04/07/36	7	8,205
6.250%	02/15/20	100	110,442
Live Nation Entertainment, Inc., Gtd. Notes, 144A
4.875%	11/01/24	140	140,350
5.375%	06/15/22	30	31,050
LKQ Corp., Gtd. Notes
4.750%	05/15/23	261	259,695
Lockheed Martin Corp., Sr. Unsec’d. Notes
3.350%	09/15/21	135	139,412
3.550%	01/15/26	75	76,628
3.800%	03/01/45	285	269,901
4.070%	12/15/42	108	106,602
6.150%	09/01/36	220	275,226
Lowe’s Cos., Inc., Sr. Unsec’d. Notes
4.375%	09/15/45	120	123,623
5.500%	10/15/35	100	118,066
LSB Industries, Inc., Sr. Sec’d. Notes
8.500%(a)	08/01/19	362	333,040
LTF Merger Sub, Inc., Gtd. Notes, 144A
8.500%	06/15/23	335	346,725
LYB International Finance BV, Gtd. Notes
4.875%	03/15/44	285	295,142
M/I Homes, Inc., Gtd. Notes
6.750%	01/15/21	65	67,763

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Macy’s Retail Holdings, Inc., Gtd. Notes
2.875%	02/15/23	74	$70,426
4.300%	02/15/43	145	119,502
6.375%	03/15/37	100	105,653
7.450%	07/15/17	195	201,156
Magellan Midstream Partners LP, Sr. Unsec’d. Notes
4.250%	02/01/21	200	212,035
4.250%	09/15/46	45	42,281
5.000%	03/01/26	100	109,657
5.150%	10/15/43	72	74,833
6.400%	07/15/18	300	320,136
Mallinckrodt International Finance SA, Gtd. Notes
3.500%	04/15/18	14	13,983
4.750%	04/15/23	130	113,100
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A
5.500%	04/15/25	70	62,650
5.625%	10/15/23	574	535,255
5.750%	08/01/22	82	78,925
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
3.500%	06/03/24	100	101,758
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes
7.250%	02/15/21	50	49,375
Masco Corp., Sr. Unsec’d. Notes
3.500%	04/01/21	150	150,375
4.375%	04/01/26	85	85,850
Masonite International Corp., Gtd. Notes, 144A
5.625%	03/15/23	85	87,763
MassMutual Global Funding II, Sec’d. Notes, 144A
2.000%	04/15/21	200	194,962
Sr. Sec’d. Notes, 144A
2.500%	10/17/22	384	377,076
MasTec, Inc., Gtd. Notes
4.875%	03/15/23	121	118,278
Match Group, Inc., Sr. Unsec’d. Notes
6.375%	06/01/24	25	26,375
McDonald’s Corp., Sr. Unsec’d. Notes, MTN
3.700%	02/15/42	225	200,494
4.700%	12/09/35	110	116,371
4.875%	12/09/45	305	326,678
McKesson Corp., Sr. Unsec’d. Notes
2.850%	03/15/23	160	156,542
Medco Health Solutions, Inc., Gtd. Notes
4.125%	09/15/20	330	346,270

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes
6.375%	04/01/23	52	$54,600
Medtronic, Inc., Gtd. Notes
3.150%	03/15/22	1,275	1,305,883
3.500%	03/15/25	145	149,309
4.375%	03/15/35	100	105,793
Merck & Co., Inc., Sr. Unsec’d. Notes
2.350%	02/10/22	805	799,358
2.800%	05/18/23	125	125,484
MetLife, Inc., Jr. Sub. Notes
6.400%	12/15/66	140	151,200
Sr. Unsec’d. Notes
4.125%	08/13/42	135	132,862
Metropolitan Life Global Funding I, Sec’d. Notes, 144A
2.000%	04/14/20	1,100	1,087,616
Sr. Sec’d. Notes, 144A
3.000%	01/10/23	390	391,698
3.875%	04/11/22	560	591,755
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., Gtd. Notes, REIT, 144A
5.625%	05/01/24	205	214,738
MGM Resorts International, Gtd. Notes
4.625%(a)	09/01/26	401	385,963
6.000%	03/15/23	1,980	2,138,400
6.625%	12/15/21	95	106,163
7.750%	03/15/22	595	684,250
Micron Technology, Inc., Sr. Sec’d. Notes, 144A
7.500%	09/15/23	323	357,723
Sr. Unsec’d. Notes
5.500%	02/01/25	220	218,900
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23	312	313,170
5.250%	01/15/24	560	557,200
5.625%	01/15/26	26	25,773
Microsemi Corp., Gtd. Notes, 144A
9.125%	04/15/23	218	253,970
Microsoft Corp., Sr. Unsec’d. Notes
2.375%	02/12/22	85	84,658
2.400%	08/08/26	350	330,644
3.625%	12/15/23	58	61,088
3.700%	08/08/46	825	776,709
3.750%	02/12/45	90	84,398
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A
7.750%	02/15/21	175	179,813
MMC Energy, Inc., Escrow Shares, First Lien^(i)
8.875%	10/15/20	60	—

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Molson Coors Brewing Co., Gtd. Notes
3.000%	07/15/26	200	$189,062
4.200%	07/15/46	45	41,955
Momentive Performance Materials, Inc., Sr. Sec’d. Notes(i)
3.880%	10/24/21	92	86,480
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A
2.000%	10/28/21	350	335,314
Morgan Stanley, Jr. Sub. Notes
5.450%(c)	07/29/49	785	777,150
Sr. Unsec’d. Notes
2.800%	06/16/20	440	443,601
Sr. Unsec’d. Notes, GMTN
2.500%	04/21/21	190	187,934
3.875%	01/27/26	1,640	1,656,574
5.500%	01/26/20	250	271,033
5.500%	07/28/21	450	498,662
7.300%	05/13/19	600	668,567
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21	650	642,175
Sub. Notes, MTN
3.950%	04/23/27	285	282,124
4.100%(a)	05/22/23	260	266,896
5.000%	11/24/25	350	373,900
Mosaic Co. (The), Sr. Unsec’d. Notes
4.250%	11/15/23	88	88,734
5.450%(a)	11/15/33	281	278,697
MPG Holdco I, Inc., Gtd. Notes
7.375%(a)	10/15/22	224	234,080
MPH Acquisition Holdings LLC, Gtd. Notes, 144A
7.125%	06/01/24	397	417,882
MPLX LP, Gtd. Notes
4.875%	12/01/24	720	741,380
4.875%	06/01/25	95	97,674
5.500%	02/15/23	200	208,072
MSCI, Inc., Gtd. Notes, 144A
5.250%	11/15/24	100	105,000
Mylan NV, Gtd. Notes, 144A
3.950%	06/15/26	700	655,094
5.250%	06/15/46	125	115,287
Mylan, Inc., Gtd. Notes
2.600%	06/24/18	290	291,679
Gtd. Notes, 144A
3.125%	01/15/23	280	264,380
Nabors Industries, Inc., Gtd. Notes
4.625%	09/15/21	385	391,360
5.000%	09/15/20	50	51,375
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.500%	01/15/23	32	$33,320
National City Corp., Sub. Notes
6.875%	05/15/19	125	137,586
National Rural Utilities Cooperative Finance Corp., Collateral Trust
2.700%	02/15/23	215	213,618
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes
6.500%	07/01/21	140	141,750
7.875%	10/01/20	104	107,640
Nationwide Mutual Insurance Co., Sub. Notes, 144A
8.250%	12/01/31	150	208,910
9.375%	08/15/39	100	151,042
Nature’s Bounty Co. (The), Sr. Unsec’d. Notes, 144A
7.625%	05/15/21	210	217,350
NBCUniversal Media LLC, Gtd. Notes
4.375%	04/01/21	100	108,032
6.400%	04/30/40	103	133,191
NCI Building Systems, Inc., Gtd. Notes, 144A
8.250%	01/15/23	85	91,800
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A
4.750%	12/15/21	161	160,900
NCR Corp., Gtd. Notes
5.000%	07/15/22	15	15,300
6.375%	12/15/23	20	21,500
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A
8.000%(a)	10/15/21	325	241,313
Gtd. Notes, PIK, 144A
8.750%(a)	10/15/21	220	155,650
Netflix, Inc., Gtd. Notes, 144A
4.375%	11/15/26	50	48,500
Sr. Unsec’d. Notes
5.500%	02/15/22	25	26,938
5.750%	03/01/24	100	107,000
5.875%	02/15/25	50	53,938
Nevada Power Co., General Ref. Mortgage
6.650%	04/01/36	100	132,046
7.125%	03/15/19	100	111,177
New Albertsons, Inc., Sr. Unsec’d. Notes
7.750%	06/15/26	10	9,899
8.000%	05/01/31	150	143,625
8.700%	05/01/30	78	78,389
Sr. Unsec’d. Notes, MTN
6.625%	06/01/28	30	26,849
New York Life Global Funding, Sec’d. Notes, 144A
1.950%	02/11/20	300	297,833
Sr. Sec’d. Notes, MTN, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
2.000%	04/13/21	150	$147,269
New York State Electric & Gas Corp., Sr. Unsec’d. Notes, 144A
3.250%	12/01/26	315	313,630
Newfield Exploration Co., Sr. Unsec’d. Notes
5.625%	07/01/24	50	52,125
5.750%	01/30/22	291	306,641
Nexstar Broadcasting, Inc., Gtd. Notes
6.875%	11/15/20	410	424,350
Gtd. Notes, 144A
6.125%(a)	02/15/22	185	191,475
Nexstar Escrow Corp., Gtd. Notes, 144A
5.625%	08/01/24	100	99,250
NextEra Energy Capital Holdings, Inc., Gtd. Notes
3.625%	06/15/23	150	152,507
NFP Corp., Sr. Unsec’d. Notes, 144A
9.000%	07/15/21	89	93,895
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes
6.875%	10/15/21	36	36,810
NGPL PipeCo LLC, Sr. Sec’d. Notes, 144A
7.119%	12/15/17	50	52,125
9.625%	06/01/19	50	52,375
Nielsen Co. Luxembourg Sarl (The), Gtd. Notes, 144A
5.500%	10/01/21	200	208,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A
5.000%	04/15/22	805	820,094
NiSource Finance Corp., Gtd. Notes
4.800%	02/15/44	185	194,767
5.650%	02/01/45	249	290,324
6.250%	12/15/40	75	91,324
Noble Energy, Inc., Sr. Unsec’d. Notes
5.050%	11/15/44	255	255,752
5.250%	11/15/43	160	162,978
5.625%	05/01/21	59	61,553
Nordstrom, Inc., Sr. Unsec’d. Notes
4.000%	10/15/21	100	104,708
Norfolk Southern Corp., Sr. Unsec’d. Notes
6.000%	03/15/05	100	116,927
Northrop Grumman Corp., Sr. Unsec’d. Notes
3.850%	04/15/45	205	194,468
Northrop Grumman Systems Corp., Gtd. Notes
7.750%	02/15/31	175	243,321

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Northwest Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates
7.027%	05/01/21	183	$204,087
Novelis Corp., Gtd. Notes, 144A
5.875%(a)	09/30/26	220	222,200
6.250%	08/15/24	260	275,600
NRG Energy, Inc., Gtd. Notes
6.250%	07/15/22	150	150,375
6.250%	05/01/24	400	389,000
7.875%	05/15/21	36	37,530
Gtd. Notes, 144A
6.625%	01/15/27	430	406,350
NRG Yield Operating LLC, Gtd. Notes
5.375%(a)	08/15/24	150	150,750
Gtd. Notes, 144A
5.000%	09/15/26	35	33,425
Nuance Communications, Inc., Gtd. Notes, 144A
5.375%	08/15/20	130	133,738
Nucor Corp., Sr. Unsec’d. Notes
4.000%	08/01/23	90	94,609
5.200%	08/01/43	161	181,680
5.850%	06/01/18	50	52,678
NuStar Logistics LP, Gtd. Notes
4.800%	09/01/20	53	53,133
6.750%	02/01/21	32	34,560
Oasis Petroleum, Inc., Gtd. Notes
6.500%	11/01/21	353	359,619
6.875%(a)	03/15/22	289	296,225
6.875%	01/15/23	100	102,500
Occidental Petroleum Corp., Sr. Unsec’d. Notes
2.700%	02/15/23	200	198,061
Oglethorpe Power Corp., First Mortgage
4.250%	04/01/46	170	162,521
4.550%	06/01/44	45	44,495
Ohio Power Co., Sr. Unsec’d. Notes
5.375%	10/01/21	140	156,399
6.600%	03/01/33	75	91,672
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes
4.550%	03/15/44	125	134,082
ONEOK Partners LP, Gtd. Notes
4.900%	03/15/25	180	193,072
6.125%	02/01/41	305	335,469
ONEOK, Inc., Sr. Unsec’d. Notes
4.250%	02/01/22	17	17,085
7.500%	09/01/23	17	19,550

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Oracle Corp., Sr. Unsec’d. Notes
1.900%	09/15/21	530	$517,912
2.400%	09/15/23	535	518,309
2.500%	05/15/22	775	769,618
3.900%	05/15/35	200	197,262
4.000%(a)	07/15/46	320	306,079
4.125%	05/15/45	310	300,440
6.500%	04/15/38	100	130,659
Orbital ATK, Inc., Gtd. Notes
5.250%	10/01/21	10	10,386
Oshkosh Corp., Gtd. Notes
5.375%	03/01/22	100	104,000
5.375%	03/01/25	199	202,980
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes
5.625%	02/15/24	234	243,945
5.875%	03/15/25	46	48,185
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A
5.000%	01/15/22	100	102,250
Pacific Gas & Electric Co., Sr. Unsec’d. Notes
2.950%(a)	03/01/26	630	617,219
3.400%	08/15/24	240	245,239
4.300%	03/15/45	75	76,706
4.600%	06/15/43	50	52,740
4.750%	02/15/44	105	115,225
6.050%(a)	03/01/34	260	325,382
Pacific Life Insurance Co., Sub. Notes, 144A
9.250%	06/15/39	50	73,856
PacifiCorp, First Mortgage
2.950%	02/01/22	1,025	1,043,851
2.950%	06/01/23	500	502,701
Parker Drilling Co., Gtd. Notes
6.750%	07/15/22	37	32,005
7.500%(a)	08/01/20	21	18,900
Party City Holdings, Inc., Gtd. Notes, 144A
6.125%	08/15/23	150	156,750
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A
7.000%	11/15/23	79	78,605
PBF Logistics LP/PBF Logistics Finance Corp., Gtd. Notes
6.875%	05/15/23	48	47,160
PECO Energy Co., First Mortgage
2.375%	09/15/22	150	147,309
Penn VA Corp. Escrow, Sr. Unsec’d. Notes^(i)
—%	12/31/49	48	720

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Penske Automotive Group, Inc., Gtd. Notes
5.500%	05/15/26	67	$66,163
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
2.875%	07/17/18	40	40,516
PepsiCo, Inc., Sr. Unsec’d. Notes
3.450%(a)	10/06/46	760	692,350
Performance Food Group, Inc., Gtd. Notes, 144A
5.500%	06/01/24	220	221,650
Perrigo Finance Unlimited Co., Gtd. Notes
3.900%	12/15/24	280	274,098
PetSmart, Inc., Sr. Unsec’d. Notes, 144A
7.125%(a)	03/15/23	1,250	1,275,000
Pfizer, Inc., Sr. Unsec’d. Notes
3.000%	12/15/26	395	389,944
Philip Morris International, Inc., Sr. Unsec’d. Notes
1.875%	02/25/21	385	376,795
2.125%	05/10/23	520	495,814
3.250%	11/10/24	150	151,017
4.250%	11/10/44	295	291,286
Phillips 66, Gtd. Notes
4.875%	11/15/44	590	623,078
Phillips 66 Partners LP, Sr. Unsec’d. Notes
4.900%	10/01/46	110	105,632
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes
3.640%	11/01/46	250	220,686
Pilgrim’s Pride Corp., Gtd. Notes, 144A
5.750%	03/15/25	106	105,735
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes
5.875%	01/15/24	20	21,200
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
3.600%	11/01/24	150	143,626
5.750%	01/15/20	415	451,269
Plantronics, Inc., Gtd. Notes, 144A
5.500%	05/31/23	195	196,950
PNC Bank NA, Sr. Unsec’d. Notes, MTN
2.150%	04/29/21	625	616,741
Sub. Notes, BKNT
2.700%	11/01/22	765	753,079
PNC Financial Services Group, Inc. (The), Jr. Sub. Notes
4.850%(c)	05/29/49	170	163,234

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
PolyOne Corp., Sr. Unsec’d. Notes
5.250%	03/15/23	249	$252,735
Post Holdings, Inc., Gtd. Notes, 144A
5.000%	08/15/26	50	47,875
6.750%(a)	12/01/21	328	350,140
7.750%(a)	03/15/24	631	700,410
8.000%	07/15/25	49	54,880
Potomac Electric Power Co., First Mortgage
7.900%	12/15/38	75	110,701
PPL Capital Funding, Inc., Gtd. Notes
3.100%(a)	05/15/26	235	224,819
3.400%	06/01/23	50	50,341
Prestige Brands, Inc., Gtd. Notes, 144A
5.375%	12/15/21	50	51,500
6.375%	03/01/24	35	36,750
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec’d. Notes, 144A
9.250%	05/15/23	525	571,594
Progress Energy, Inc., Sr. Unsec’d. Notes
3.150%	04/01/22	320	322,893
7.000%	10/30/31	100	129,649
Prologis LP, Gtd. Notes
3.750%	11/01/25	100	102,467
4.250%	08/15/23	110	116,771
PSEG Power LLC, Gtd. Notes
4.150%	09/15/21	100	104,287
4.300%	11/15/23	74	76,488
Public Service Co. of Colorado, First Mortgage
2.250%	09/15/22	31	30,508
Public Service Co. of New Hampshire, First Mortgage
3.500%	11/01/23	50	50,968
Public Service Electric & Gas Co., First Mortgage, MTN
2.250%	09/15/26	380	352,624
3.800%	03/01/46	85	82,491
Sec’d. Notes, MTN
3.650%	09/01/42	56	53,615
Puget Sound Energy, Inc., Jr. Sub. Notes
6.974%(c)	06/01/67	285	242,250
QEP Resources, Inc., Sr. Unsec’d. Notes
5.250%	05/01/23	152	152,380
5.375%	10/01/22	308	308,770
Qorvo, Inc., Gtd. Notes
6.750%	12/01/23	100	110,000

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Quad/Graphics, Inc., Gtd. Notes
7.000%	05/01/22	50	$48,750
Quest Diagnostics, Inc., Gtd. Notes
4.750%	01/30/20	180	192,133
Quicken Loans, Inc., Gtd. Notes, 144A
5.750%(a)	05/01/25	282	274,245
Quintiles IMS, Inc., Gtd. Notes, 144A
4.875%	05/15/23	45	45,675
5.000%	10/15/26	200	200,500
Qwest Capital Funding, Inc., Gtd. Notes
6.875%	07/15/28	25	22,688
7.750%	02/15/31	160	145,600
Qwest Corp., Sr. Unsec’d. Notes
7.250%	09/15/25	40	42,910
Radian Group, Inc., Sr. Unsec’d. Notes
7.000%	03/15/21	56	62,300
Radio Systems Corp., Sec’d. Notes, 144A
8.375%	11/01/19	150	156,375
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A
8.000%	12/01/18	30	29,850
Range Resources Corp., Gtd. Notes
4.875%	05/15/25	315	305,156
Gtd. Notes, 144A
5.000%	03/15/23	10	9,900
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A
5.250%(a)	12/01/21	300	307,500
Realty Income Corp., Sr. Unsec’d. Notes, REIT
3.000%	01/15/27	175	164,762
Regal Entertainment Group, Sr. Unsec’d. Notes
5.750%	03/15/22	435	455,663
5.750%	06/15/23	100	102,094
5.750%	02/01/25	20	20,300
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes
5.500%	04/15/23	250	258,125
Republic Services, Inc., Sr. Unsec’d. Notes
5.500%	09/15/19	330	359,121
Revlon Consumer Products Corp., Gtd. Notes
5.750%	02/15/21	25	25,125
6.250%	08/01/24	24	24,600
Reynolds American, Inc., Gtd. Notes
4.450%	06/12/25	1,160	1,224,741

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes, REIT
5.000%	04/15/23	425	$429,250
Rice Energy, Inc., Gtd. Notes
7.250%	05/01/23	163	172,780
Rite Aid Corp., Gtd. Notes, 144A
6.125%	04/01/23	540	580,500
Riverbed Technology, Inc., Gtd. Notes, 144A
8.875%	03/01/23	410	432,550
Roper Technologies, Inc., Sr. Unsec’d. Notes
3.800%	12/15/26	140	141,079
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes
5.625%	07/15/22	21	20,633
5.625%	11/15/23	84	81,900
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes
7.500%	10/15/27	9	10,620
RSI Home Products, Inc., Sec’d. Notes, 144A
6.500%	03/15/23	445	465,025
RSP Permian, Inc., Gtd. Notes
6.625%	10/01/22	132	139,590
Gtd. Notes, 144A
5.250%	01/15/25	45	45,225
Ruby Tuesday, Inc., Gtd. Notes
7.625%	05/15/20	26	24,700
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes
5.625%	02/01/21	700	749,000
5.625%	04/15/23	1,250	1,328,125
5.625%(a)	03/01/25	340	363,800
Sr. Sec’d. Notes, 144A
5.875%	06/30/26	80	86,200
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A
5.250%	11/15/23	225	231,046
5.375%	04/15/23	490	499,800
Safeway, Inc., Sr. Unsec’d. Notes
5.000%	08/15/19	4	4,050
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes
5.500%	11/01/23	175	181,563
5.625%	12/01/25	50	52,000
5.750%	06/01/22	200	207,750
San Diego Gas & Electric Co., First Mortgage
2.500%	05/15/26	120	115,012
6.125%	09/15/37	50	64,169
SBA Communications Corp., Sr. Unsec’d. Notes, 144A
4.875%	09/01/24	220	217,250

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A
4.000%	12/21/25	443	$464,260
Schlumberger Investment SA, Gtd. Notes
3.650%	12/01/23	98	102,653
Scientific Games International, Inc., Gtd. Notes
10.000%	12/01/22	120	119,400
Sr. Sec’d. Notes, 144A
7.000%(a)	01/01/22	240	257,400
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A
5.250%	12/15/26	48	48,000
6.000%	10/15/23	360	380,700
Sealed Air Corp., Gtd. Notes, 144A
5.125%	12/01/24	282	289,755
5.250%	04/01/23	87	90,263
Select Income REIT, Sr. Unsec’d. Notes, REIT
2.850%	02/01/18	470	472,008
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A
5.875%	05/15/21	90	89,100
Sempra Energy, Sr. Unsec’d. Notes
2.875%(a)	10/01/22	153	151,537
Senior Housing Properties Trust, Sr. Unsec’d. Notes, REIT
3.250%	05/01/19	629	630,908
6.750%	04/15/20	1,503	1,626,571
6.750%	12/15/21	27	30,217
Sensata Technologies BV, Gtd. Notes, 144A
4.875%	10/15/23	304	310,840
5.000%	10/01/25	42	41,160
5.625%	11/01/24	222	231,435
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A
6.250%	02/15/26	400	418,000
Service Corp. International, Sr. Unsec’d. Notes
5.375%	01/15/22	300	312,000
5.375%	05/15/24	150	156,375
7.500%	04/01/27	300	348,000
ServiceMaster Co. LLC (The), Gtd. Notes, 144A
5.125%	11/15/24	87	88,305
Shingle Springs Tribal Gaming Authority, Sr. Unsec’d. Notes, 144A
9.750%	09/01/21	60	65,250
Shire Acquisitions Investments Ireland DAC, Gtd. Notes
2.875%	09/23/23	220	209,098
3.200%	09/23/26	370	345,704
Sierra Pacific Power Co., General Ref. Mortgage
2.600%	05/01/26	190	181,786

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Simon Property Group LP, Sr. Unsec’d. Notes, REIT
3.500%	09/01/25	385	$389,374
Sinclair Television Group, Inc., Gtd. Notes
5.375%	04/01/21	370	381,100
6.125%	10/01/22	85	88,613
Gtd. Notes, 144A
5.125%	02/15/27	75	71,250
5.625%	08/01/24	583	596,118
Sirius XM Radio, Inc., Gtd. Notes, 144A
4.625%	05/15/23	25	24,750
5.375%(a)	04/15/25	565	562,175
5.750%	08/01/21	40	41,650
6.000%	07/15/24	1,350	1,410,750
Six Flags Entertainment Corp., Gtd. Notes, 144A
4.875%	07/31/24	330	325,875
SL Green Realty Corp., Gtd. Notes, REIT
4.500%	12/01/22	35	35,349
SM Energy Co., Sr. Unsec’d. Notes
5.625%(a)	06/01/25	411	396,615
6.750%	09/15/26	170	175,100
Solera LLC/Solera Finance, Inc., Sr. Unsec’d. Notes, 144A
10.500%	03/01/24	205	230,625
Southern California Edison Co., First Mortgage
3.600%	02/01/45	280	264,852
Southern Co. Gas Capital Corp., Gtd. Notes
3.250%	06/15/26	185	180,522
3.500%	09/15/21	180	184,999
4.400%	06/01/43	83	82,072
5.250%	08/15/19	150	160,715
5.875%	03/15/41	100	116,481
Southern Power Co., Sr. Unsec’d. Notes
4.950%(a)	12/15/46	395	384,903
5.250%	07/15/43	15	15,100
Southwestern Electric Power Co., Sr. Unsec’d. Notes
3.900%	04/01/45	140	130,402
Southwestern Energy Co., Sr. Unsec’d. Notes
4.100%	03/15/22	60	56,688
6.700%	01/23/25	215	219,838
Spectra Energy Capital LLC, Gtd. Notes
3.300%	03/15/23	50	48,336
8.000%	10/01/19	260	295,723
Spectra Energy Partners LP, Sr. Unsec’d. Notes
2.950%	09/25/18	46	46,726
3.375%	10/15/26	110	105,212
4.500%	03/15/45	70	66,560

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.950%	09/25/43	38	$43,007
Spectrum Brands, Inc., Gtd. Notes
5.750%	07/15/25	34	35,275
6.125%	12/15/24	797	840,835
Speedy Cash Intermediate Holdings Corp., Sec’d. Notes, 144A
10.750%	05/15/18	100	95,750
Springleaf Finance Corp., Gtd. Notes
7.750%	10/01/21	9	9,495
8.250%(a)	12/15/20	129	140,288
Sprint Capital Corp., Gtd. Notes
6.875%(a)	11/15/28	977	964,788
8.750%	03/15/32	1,109	1,219,900
Sprint Communications, Inc., Gtd. Notes, 144A
7.000%	03/01/20	349	378,665
9.000%	11/15/18	48	52,920
Sr. Unsec’d. Notes
8.375%	08/15/17	36	37,350
9.125%	03/01/17	22	22,248
Sprint Corp., Gtd. Notes
7.125%	06/15/24	148	152,440
7.250%	09/15/21	100	106,250
7.625%(a)	02/15/25	1,731	1,819,714
7.875%(a)	09/15/23	2,740	2,924,950
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A
3.360%	03/20/23	200	200,374
SPX FLOW, Inc., Gtd. Notes, 144A
5.625%	08/15/24	325	327,438
SS&C Technologies Holdings, Inc., Gtd. Notes
5.875%	07/15/23	32	33,160
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A
5.375%	11/15/24	35	35,963
5.500%	02/15/23	33	34,158
6.000%	10/15/25	279	293,648
State Street Corp., Jr. Sub. Notes
5.250%(c)	12/29/49	110	112,475
Sr. Sub. Notes
3.100%	05/15/23	96	95,812
Sr. Unsec’d. Notes
1.950%	05/19/21	375	367,470
2.550%	08/18/20	68	68,686
Steel Dynamics, Inc., Gtd. Notes
5.250%	04/15/23	200	209,500
5.500%	10/01/24	70	74,200
Gtd. Notes, 144A
5.000%	12/15/26	45	44,831

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Sterigenics-Nordion Holdings LLC, Sr. Unsec’d. Notes, 144A
6.500%	05/15/23	103	$104,803
Stryker Corp., Sr. Unsec’d. Notes
2.625%	03/15/21	150	150,579
3.500%	03/15/26	35	35,330
4.625%	03/15/46	85	86,673
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes
6.125%(a)	07/15/23	273	280,164
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes
5.500%	08/15/22	62	60,450
7.500%	07/01/21	38	39,900
Sunoco Logistics Partners Operations LP, Gtd. Notes
4.650%	02/15/22	150	158,653
5.300%	04/01/44	215	207,581
5.350%	05/15/45	210	202,788
Sunoco LP/Sunoco Finance Corp., Gtd. Notes
5.500%	08/01/20	155	158,100
6.250%	04/15/21	75	76,406
SunTrust Bank, Sub. Notes
3.300%	05/15/26	210	202,691
SunTrust Banks, Inc., Sr. Unsec’d. Notes
2.500%	05/01/19	65	65,554
SUPERVALU, Inc., Sr. Unsec’d. Notes
6.750%	06/01/21	95	95,950
7.750%	11/15/22	400	403,500
Sysco Corp., Gtd. Notes
2.500%	07/15/21	65	64,306
Talen Energy Supply LLC, Gtd. Notes
6.500%(a)	06/01/25	125	96,563
Sr. Unsec’d. Notes, 144A
4.625%	07/15/19	25	23,688
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A
5.500%	09/15/24	95	94,288
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes
4.250%	11/15/23	215	205,594
5.250%	05/01/23	125	126,250
6.750%	03/15/24	70	75,075
Gtd. Notes, 144A
5.125%	02/01/25	185	183,613
TCI Communications, Inc., Sr. Unsec’d. Notes
7.125%	02/15/28	200	264,507
Team Health, Inc., Gtd. Notes, 144A
7.250%	12/15/23	160	182,000

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
TECO Finance, Inc., Gtd. Notes
5.150%	03/15/20	100	$106,191
TEGNA, Inc., Gtd. Notes
6.375%	10/15/23	75	79,361
Gtd. Notes, 144A
5.500%	09/15/24	275	277,750
Teleflex, Inc., Gtd. Notes
5.250%	06/15/24	25	25,656
Tempur Sealy International, Inc., Gtd. Notes
5.625%(a)	10/15/23	588	607,110
Tenet Healthcare Corp., Sec’d. Notes, 144A
7.500%	01/01/22	40	41,700
Sr. Sec’d. Notes
4.375%	10/01/21	132	130,845
4.500%(a)	04/01/21	1,113	1,101,870
6.000%	10/01/20	63	65,993
6.250%	11/01/18	30	31,650
Sr. Unsec’d. Notes
6.750%	02/01/20	22	21,175
6.750%	06/15/23	1,530	1,350,225
8.000%(a)	08/01/20	424	418,742
8.125%	04/01/22	1,000	943,500
Tenneco, Inc., Gtd. Notes
5.375%	12/15/24	68	70,230
Terex Corp., Gtd. Notes
6.000%(a)	05/15/21	675	690,188
6.500%	04/01/20	150	153,000
Terraform Global Operating LLC, Gtd. Notes, 144A
9.750%	08/15/22	93	99,278
TerraForm Power Operating LLC, Gtd. Notes, 144A
6.375%	02/01/23	48	48,600
6.625%	06/15/25	75	77,625
Tesoro Corp., Gtd. Notes
5.125%	04/01/24	30	30,675
Gtd. Notes, 144A
4.750%	12/15/23	79	79,543
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes
5.250%	01/15/25	90	91,913
5.875%	10/01/20	220	226,875
6.125%(a)	10/15/21	460	483,000
6.250%	10/15/22	150	159,000
6.375%	05/01/24	120	128,400
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes^
—%	10/10/17	725	26,825
—%	10/31/17	165	6,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	185	$180,071
Texas Gas Transmission LLC, Sr. Unsec’d. Notes, 144A
4.500%	02/01/21	321	332,400
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes
2.950%	09/19/26	800	755,400
4.150%	02/01/24	135	140,580
Thomson Reuters Corp., Sr. Unsec’d. Notes
3.950%	09/30/21	405	420,804
5.850%	04/15/40	100	109,820
Time Warner Cable LLC, Sr. Sec’d. Notes
4.125%	02/15/21	300	310,153
5.500%	09/01/41	140	142,326
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes
8.375%	07/15/33	140	183,430
Time Warner, Inc., Gtd. Notes
3.550%	06/01/24	300	297,560
3.800%	02/15/27	185	183,949
4.750%	03/29/21	100	107,130
4.850%	07/15/45	335	335,365
Time, Inc., Gtd. Notes, 144A
5.750%	04/15/22	335	346,725
T-Mobile USA, Inc., Gtd. Notes
6.000%	04/15/24	72	75,870
6.375%	03/01/25	965	1,031,344
6.500%	01/15/24	250	268,125
6.500%(a)	01/15/26	525	567,656
6.625%	04/01/23	8	8,480
6.633%	04/28/21	149	155,519
6.731%	04/28/22	1,285	1,342,825
Toll Brothers Finance Corp., Gtd. Notes
4.875%	11/15/25	42	41,265
5.625%	01/15/24	35	36,313
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A
8.000%	06/15/22	28	24,080
Tosco Corp., Gtd. Notes
7.800%	01/01/27	100	127,867
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	835	845,881
TransDigm, Inc., Gtd. Notes
5.500%	10/15/20	85	87,125
6.000%	07/15/22	58	60,320
6.500%	07/15/24	680	711,450
6.500%	05/15/25	345	361,388
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
6.375%	06/15/26	42	$43,134
Transocean Proteus Ltd., Sr. Sec’d. Notes, 144A
6.250%	12/01/24	38	38,356
Transocean, Inc., Gtd. Notes
5.550%	10/15/22	41	35,978
6.800%	03/15/38	106	82,150
Gtd. Notes, 144A
9.000%	07/15/23	475	486,875
TreeHouse Foods, Inc., Gtd. Notes
4.875%	03/15/22	11	11,275
Gtd. Notes, 144A
6.000%	02/15/24	290	304,500
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Unsec’d. Notes, 144A
6.750%	05/01/22	200	210,000
Tri-State Generation & Transmission Association, Inc., First Mortgage
4.250%	06/01/46	70	67,465
Triumph Group, Inc., Gtd. Notes
4.875%	04/01/21	495	464,310
5.250%	06/01/22	105	97,913
Tutor Perini Corp., Gtd. Notes
7.625%(a)	11/01/18	66	66,000
Tyson Foods, Inc., Gtd. Notes
4.875%	08/15/34	220	224,189
U.S. Bancorp, Sr. Unsec’d. Notes, MTN
2.375%	07/22/26	350	324,018
U.S. Concrete, Inc., Gtd. Notes
6.375%	06/01/24	91	96,233
UCI International LLC, Gtd. Notes(i)
8.625%	02/15/19	200	38,000
UDR, Inc., Gtd. Notes, REIT, MTN
2.950%	09/01/26	460	430,269
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A
7.500%	02/15/19	138	137,310
Unit Corp., Gtd. Notes
6.625%	05/15/21	123	119,310
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
4.300%	02/15/27	90	92,922
United Airlines 2016-1 Class A Pass-Through Trust, Pass-Through Certificates
3.450%	01/07/30	295	286,888
United Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.100%	01/07/30	60	57,901

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
United Rentals North America, Inc., Gtd. Notes
5.750%	11/15/24	565	$593,250
5.875%	09/15/26	15	15,431
6.125%	06/15/23	480	508,800
7.625%	04/15/22	166	174,715
United States Steel Corp., Sr. Sec’d. Notes, 144A
8.375%	07/01/21	78	86,231
United Technologies Corp., Sr. Unsec’d. Notes
4.150%	05/15/45	30	30,300
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
2.125%	03/15/21	135	133,421
2.750%	02/15/23	29	28,839
2.875%	03/15/22	55	55,704
3.100%	03/15/26	450	443,835
3.450%	01/15/27	245	248,878
3.950%	10/15/42	210	204,511
4.625%	07/15/35	100	109,004
4.700%	02/15/21	95	102,857
5.800%	03/15/36	100	121,689
Univar USA, Inc., Gtd. Notes, 144A
6.750%	07/15/23	60	61,950
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
5.125%	05/15/23	135	132,975
5.125%	02/15/25	225	215,156
6.750%	09/15/22	48	50,400
US Airways 2013-1 Class B Pass-Through Trust, Pass-Through Certificates
5.375%	05/15/23	144	152,977
US Foods, Inc., Gtd. Notes, 144A
5.875%	06/15/24	45	46,575
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A
5.625%	12/01/21	45	34,875
5.875%	05/15/23	2,325	1,755,375
6.125%	04/15/25	1,028	772,285
6.375%	10/15/20	280	240,537
6.750%	08/15/21	113	93,790
7.000%	10/01/20	61	52,574
7.250%(a)	07/15/22	786	642,555
7.500%	07/15/21	608	515,280
Valvoline, Inc., Gtd. Notes, 144A
5.500%	07/15/24	10	10,350
Ventas Realty LP, Gtd. Notes, REIT
4.125%	01/15/26	330	337,361
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes, REIT
4.250%	03/01/22	270	285,438
VEREIT Operating Partnership LP, Gtd. Notes, REIT
4.125%	06/01/21	15	15,225

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
4.600%	02/06/24	199	$199,995
4.875%	06/01/26	7	7,090
VeriSign, Inc., Sr. Unsec’d. Notes
5.250%	04/01/25	13	13,325
Veritas US, Inc./Veritas Bermuda Ltd., Sr. Sec’d. Notes, 144A
7.500%	02/01/23	200	188,000
Verizon Communications, Inc., Sr. Unsec’d. Notes
2.625%(a)	02/21/20	773	780,416
2.625%(a)	08/15/26	997	917,790
3.450%	03/15/21	132	136,277
3.850%	11/01/42	760	658,567
4.125%	08/15/46	325	294,132
4.272%(a)	01/15/36	450	430,707
4.400%	11/01/34	50	49,349
4.500%	09/15/20	482	515,794
4.522%	09/15/48	71	68,083
4.672%	03/15/55	66	61,981
4.862%	08/21/46	770	780,236
5.012%	08/21/54	55	54,712
5.050%	03/15/34	370	389,623
5.850%	09/15/35	200	228,413
Versum Materials, Inc., Gtd. Notes, 144A
5.500%	09/30/24	205	209,613
Viacom, Inc., Sr. Unsec’d. Notes
3.250%	03/15/23	96	92,079
3.875%	04/01/24	150	145,578
4.375%	03/15/43	605	481,916
Virginia Electric & Power Co., Sr. Unsec’d. Notes
2.950%	01/15/22	325	329,459
Visa, Inc., Sr. Unsec’d. Notes
3.150%	12/14/25	850	853,728
Vista Outdoor, Inc., Gtd. Notes
5.875%	10/01/23	325	340,236
Voya Financial, Inc., Gtd. Notes
3.650%	06/15/26	232	226,844
Walgreen Co., Gtd. Notes
4.400%	09/15/42	100	96,543
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes
3.100%	06/01/23	69	68,544
3.800%	11/18/24	445	452,910
4.500%	11/18/34	127	127,794
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes
4.000%	04/11/43	655	657,995
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN
1.850%	07/30/26	230	207,068

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Waste Management, Inc., Gtd. Notes
2.900%	09/15/22	54	$54,281
Weatherford International LLC, Gtd. Notes
6.800%	06/15/37	12	9,840
Weatherford International Ltd., Gtd. Notes
5.950%	04/15/42	33	24,915
6.500%	08/01/36	85	68,213
6.750%	09/15/40	18	14,400
7.000%(a)	03/15/38	136	113,220
7.750%	06/15/21	16	16,160
8.250%	06/15/23	54	54,945
Gtd. Notes, 144A
9.875%	02/15/24	183	195,008
Wells Fargo & Co., Sr. Unsec’d. Notes
2.500%(a)	03/04/21	1,585	1,573,255
3.000%	10/23/26	625	595,248
Sr. Unsec’d. Notes, MTN
2.550%	12/07/20	89	89,102
3.300%	09/09/24	200	197,949
Sub. Notes
5.375%	11/02/43	150	165,547
Sub. Notes, GMTN
4.900%	11/17/45	240	246,509
Sub. Notes, MTN
3.450%	02/13/23	475	476,710
4.100%	06/03/26	724	733,549
4.400%	06/14/46	210	200,981
4.750%	12/07/46	255	258,788
Wells Fargo Bank NA, Sr. Unsec’d. Notes
1.750%	05/24/19	420	417,969
Welltower, Inc., Sr. Unsec’d. Notes, REIT
3.750%	03/15/23	130	132,614
4.000%	06/01/25	100	102,199
4.500%	01/15/24	227	239,843
WESCO Distribution, Inc., Gtd. Notes, 144A
5.375%	06/15/24	110	110,275
West Corp., Gtd. Notes, 144A
5.375%	07/15/22	95	91,794
Sr. Sec’d. Notes, 144A
4.750%	07/15/21	30	30,675
Western Digital Corp., Gtd. Notes, 144A
10.500%	04/01/24	785	928,263
Sr. Sec’d. Notes, 144A
7.375%	04/01/23	574	631,400
Western Gas Partners LP, Sr. Unsec’d. Notes
3.950%	06/01/25	160	157,768
4.650%(a)	07/01/26	220	227,788
5.375%	06/01/21	176	189,298
5.450%	04/01/44	70	72,097

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes
7.500%	02/15/23	46	$49,680
Whiting Petroleum Corp., Gtd. Notes
5.000%(a)	03/15/19	340	341,329
5.750%(a)	03/15/21	369	367,465
6.250%(a)	04/01/23	262	262,000
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
3.700%	01/15/23	95	91,675
5.750%	06/24/44	90	87,300
7.500%	01/15/31	7	7,893
7.750%	06/15/31	49	55,860
Windstream Services LLC, Gtd. Notes
6.375%	08/01/23	245	218,663
7.500%	06/01/22	710	695,800
7.500%	04/01/23	262	252,175
7.750%(a)	10/01/21	710	729,880
Wisconsin Electric Power Co., Sr. Unsec’d. Notes
3.650%	12/15/42	44	41,436
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A
8.750%	12/15/18	25	26,000
WMG Acquisition Corp., Gtd. Notes, 144A
6.750%	04/15/22	79	83,148
Sr. Sec’d. Notes, 144A
4.875%	11/01/24	25	24,875
5.000%	08/01/23	160	160,800
5.625%	04/15/22	33	34,155
WPX Energy, Inc., Sr. Unsec’d. Notes
5.250%	09/15/24	230	223,100
6.000%(a)	01/15/22	270	276,750
8.250%	08/01/23	25	27,938
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes
5.375%	03/15/22	45	46,125
Gtd. Notes, 144A
5.500%(a)	03/01/25	840	833,280
Xcel Energy, Inc., Sr. Unsec’d. Notes
3.350%	12/01/26	255	255,212
4.700%	05/15/20	625	664,686
6.500%	07/01/36	140	176,033
Xerox Corp., Sr. Unsec’d. Notes
5.625%	12/15/19	78	83,879
Xilinx, Inc., Sr. Unsec’d. Notes
2.625%	06/15/17	344	722,830
XPO Logistics, Inc., Gtd. Notes, 144A
6.125%	09/01/23	55	57,475
6.500%(a)	06/15/22	675	708,750

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Xylem, Inc., Sr. Unsec’d. Notes
4.375%	11/01/46	140	$137,911
Yum! Brands, Inc., Sr. Unsec’d. Notes
3.750%	11/01/21	150	151,875
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes
6.000%	04/01/23	775	806,000
6.375%	05/15/25	130	135,850
Zebra Technologies Corp., Sr. Unsec’d. Notes
7.250%	10/15/22	656	713,400
Zoetis, Inc., Sr. Unsec’d. Notes
1.875%	02/01/18	41	41,000

			384,318,444

Venezuela
Petroleos de Venezuela SA, Gtd. Notes, RegS
5.375%	04/12/27	365	135,887
6.000%	11/15/26	118	45,429
9.000%	11/17/21	36	19,251
9.750%	05/17/35	50	23,749

			224,316

TOTAL CORPORATE BONDS (cost $471,695,571)			470,475,083

FOREIGN GOVERNMENT BONDS — 0.6%
Angolan Government International Bond (Angola), Sr. Unsec’d. Notes, RegS
9.500%	11/12/25	200	$193,055
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes
2.500%(c)	12/31/38	130	79,949
8.280%	12/31/33	175	187,084
Sr. Unsec’d. Notes, RegS
6.250%	04/22/19	300	320,249
7.500%	04/22/26	150	157,499
Armenia International Bond (Armenia), Sr. Unsec’d. Notes, RegS
7.150%	03/26/25	200	209,823
Azerbaijan International Bond (Azerbaijan), Sr. Unsec’d. Notes, RegS
4.750%	03/18/24	300	297,749
Belarus International Bond (Belarus), Sr. Unsec’d. Notes, RegS
8.950%	01/26/18	200	206,239
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, RegS
4.854%	02/06/24	250	259,793
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes
4.875%	01/22/21	100	103,000
8.250%	01/20/34	376	434,355

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Cameroon International Bond (Cameroon), Sr. Unsec’d. Notes, RegS
9.500%	11/19/25	200	$215,011
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
4.500%	01/28/26	200	206,000
6.125%	01/18/41	112	120,960
7.375%	09/18/37	100	121,500
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes, RegS
7.000%	04/04/44	200	182,773
7.158%	03/12/45	200	185,319
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, RegS
6.375%	03/24/21	200	217,499
6.625%	07/14/20	200	217,531
6.750%	11/05/19	100	108,499
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS
5.500%	01/27/25	250	241,065
5.875%	04/18/24	170	170,435
7.450%	04/30/44	200	201,999
Ecuador Government International Bond (Ecuador), Sr. Unsec’d. Notes, RegS
7.950%	06/20/24	645	615,975
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, RegS
5.875%	06/11/25	200	181,427
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, RegS
5.875%	01/30/25	80	73,206
6.375%	01/18/27	76	69,919
7.650%	06/15/35	43	39,883
7.750%	01/24/23	50	51,853
8.250%	04/10/32	110	111,100
Ghana Government International Bond (Ghana), Sr. Unsec’d. Notes, 144A
9.250%	09/15/22	200	213,802
Honduras Government International Bond (Honduras), Sr. Unsec’d. Notes, RegS
8.750%	12/16/20	200	222,679
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes
5.375%	02/21/23	140	151,739
5.375%	03/25/24	210	228,900
5.750%	11/22/23	110	121,963
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, RegS
5.875%	01/15/24	200	220,661
Sr. Unsec’d. Notes, RegS
6.625%	02/17/37	250	289,084
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, RegS
5.750%	12/31/32	99	91,499
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes
8.000%	03/15/39	100	110,537
Jordan Government International Bond (Jordan), Sr. Unsec’d. Notes, RegS
6.125%	01/29/26	200	201,107

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, MTN, RegS
6.500%	07/21/45		200	$228,999
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, EMTN
9.000%	03/20/17		110	110,810
Sr. Unsec’d. Notes, GMTN
6.375%	03/09/20		340	340,496
Sr. Unsec’d. Notes, GMTN, RegS
5.450%	11/28/19		248	241,551
6.600%	11/27/26		60	57,617
6.650%	02/26/30		150	143,681
Sr. Unsec’d. Notes, MTN, RegS
8.250%	04/12/21		142	150,350
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
4.000%	10/02/23		1,024	1,026,458
5.750%	10/12/10		50	46,125
Sr. Unsec’d. Notes, GMTN(a)
3.500%	01/21/21		100	101,600
Sr. Unsec’d. Notes, MTN
5.550%	01/21/45		350	357,875
Mongolia Government International Bond (Mongolia), Sr. Unsec’d. Notes, MTN, RegS
5.125%	12/05/22		200	170,505
Oman Government International Bond (Oman), Sr. Unsec’d. Notes, RegS
4.750%	06/15/26		200	193,276
Pakistan Government International Bond (Pakistan), Sr. Unsec’d. Notes, RegS
8.250%	04/15/24		200	216,943
Panama Government International Bond (Panama), Sr. Unsec’d. Notes
4.000%	09/22/24		200	203,500
6.700%	01/26/36		150	182,025
8.875%	09/30/27		163	223,718
9.375%	04/01/29		120	169,200
Paraguay Government International Bond (Paraguay), Sr. Unsec’d. Notes, RegS
5.000%	04/15/26		200	203,499
Parpublica - Participacoes Publicas SGPS SA (Portugal), Sr. Unsec’d. Notes, MTN, RegS
5.250%	09/28/17	EUR	500	563,959
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes
5.625%	11/18/50		190	215,175
8.750%	11/21/33		152	221,920
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A
5.375%	03/13/22		100	102,398
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes
6.375%	10/23/34		200	260,144
9.500%	02/02/30		80	126,056
Poland Government International Bond (Poland), Sr. Unsec’d. Notes
3.250%	04/06/26		230	220,576
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, RegS
9.950%	06/09/21		210	236,775

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Provincia de Cordoba (Argentina), Sr. Unsec’d. Notes, RegS
7.125%	06/10/21	150	$153,749
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, MTN, RegS
6.750%	02/07/22	212	241,373
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS
5.875%	09/16/43	200	220,999
12.750%	06/24/28	100	169,812
Senegal Government International Bond (Senegal), Bonds, RegS
6.250%	07/30/24	200	199,215
Serbia International Bond (Serbia), Sr. Unsec’d. Notes, RegS
7.250%	09/28/21	460	512,899
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes
5.500%	03/09/20	200	211,760
6.250%	03/08/41	100	109,350
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, RegS
6.250%	10/04/20	200	205,002
6.250%	07/27/21	257	260,805
6.850%	11/03/25	200	196,406
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
5.750%	03/22/24	200	200,578
6.750%	05/30/40	100	100,650
7.375%	02/05/25	250	274,063
8.000%	02/14/34	50	57,060
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, RegS
7.750%	09/01/20	100	98,605
7.750%	09/01/21	200	195,291
7.750%	09/01/22	100	96,793
7.750%	09/01/25	100	93,909
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes
4.375%	10/27/27	150	150,383
5.100%	06/18/50	50	45,000
Sr. Unsec’d. Notes, PIK
7.875%	01/15/33	150	188,828
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes
9.250%	09/15/27	75	38,063
9.375%	01/13/34	27	12,488
Sr. Unsec’d. Notes, RegS
7.650%	04/21/25	77	35,035
7.750%	10/13/19	90	49,949
8.250%	10/13/24	50	23,249
9.000%	05/07/23	35	16,538
9.250%	05/07/28	40	18,399
11.750%	10/21/26	110	62,149
11.950%	08/05/31	75	41,813
Zambia Government International Bond (Zambia), Sr. Unsec’d. Notes, RegS

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
8.970%	07/30/27	250	$246,875

TOTAL FOREIGN GOVERNMENT BONDS (cost $19,357,030)			18,475,039

MUNICIPAL BONDS
California
City of Los Angeles Department of Airports, Revenue Bonds, BABs
6.582%	05/15/39	90	115,264

Illinois
State of Illinois, General Obligation Unlimited
5.100%	06/01/33	350	312,725

New York
Port Authority of New York & New Jersey, Revenue Bonds
4.458%	10/01/62	195	195,649
5.647%	11/01/40	45	54,302

			249,951

TOTAL MUNICIPAL BONDS (cost $701,525)			677,940

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.6%
Alternative Loan Trust, Series 2004-24CB, Class 2A1
5.000%	11/25/19	163	163,707
Series 2004-27CB, Class A1
6.000%	12/25/34	679	670,961
Series 2004-32CB, Class 2A5
5.500%	02/25/35	544	559,905
Series 2004-J5, Class 2A1
1.436%(c)	08/25/34	329	327,504
Series 2005-21CB, Class A17
6.000%	06/25/35	1,095	1,093,431
Series 2005-64CB, Class 1A15
5.500%	12/25/35	1,084	1,007,736
Series 2005-J1, Class 6A1
5.000%	02/25/20	581	585,812
Series 2005-J3, Class 3A1
6.500%	09/25/34	258	255,586
Banc of America Alternative Loan Trust, Series 2006-5, Class 3A1
6.000%	06/25/46	287	281,584
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 11A
2.624%(c)	05/25/34	370	340,943
Series 2005-6, Class 1A1
3.291%(c)	08/25/35	433	393,038
Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class A2
1.156%(c)	10/25/34	308	262,915
Series 2005-AC6, Class 1A2, IO
4.244%(c)	09/25/35	2,530	263,207
Bear Stearns Asset-Backed Securities Trust, Series 2004-AC1, Class A2
1.256%(c)	03/25/34	579	529,585
Citigroup Mortgage Loan Trust,

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-11, Class A2A
2.930%(c)	10/25/35	1,029	$1,032,054
Series 2006-4, Class 2A1A
6.000%	12/25/35	1,710	1,538,113
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A5
5.250%	09/25/33	680	676,316
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-9, Class A7
5.250%	06/25/34	258	264,086
Series 2004-25, Class 2A1
1.436%(c)	02/25/35	524	459,314
Series 2004-J3, Class A7
5.500%	05/25/34	125	127,006
Series 2005-HYB1, Class 4A1
2.874%(c)	03/25/35	368	340,395
Series 2005-HYB3, Class 2A2A
2.960%(c)	06/20/35	858	800,890
Series 2006-10, Class 1A11
5.850%	05/25/36	162	137,307
Series 2006-15, Class A1
6.250%	10/25/36	213	185,114
Series 2006-18, Class 2A7
6.000%	12/25/36	324	288,058
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 1A1
5.000%	11/25/20	222	207,530
Series 2005-10, Class 12A1
5.250%	11/25/20	24	21,523
Fannie Mae Grantor Trust, Series 2002-T12, Class A3
7.500%	05/25/42	206	248,232
Series 2002-T19, Class A2
7.000%	07/25/42	337	402,008
Fannie Mae Interest Strip, Series 417, Class C11, IO
2.500%	02/25/28	2,942	238,153
Fannie Mae REMIC Trust, Series 2002-W10, Class A4
5.700%	08/25/42	1,213	1,300,503
Series 2003-W10, Class 3A5
4.299%	06/25/43	622	653,184
Series 2004-W11, Class 1A1
6.000%	05/25/44	599	687,652
Series 2004-W11, Class 1PO, PO
5.129%(s)	05/25/44	442	352,239
Series 2004-W12, Class 1A2
6.500%	07/25/44	428	500,549
Series 2004-W12, Class 1PO, PO
2.600%(s)	07/25/44	658	582,680
Series 2009-W1, Class A
6.000%	12/25/49	315	357,255
Fannie Mae REMICS, Series 2001-63, Class TC
6.000%	12/25/31	319	351,517
Series 2001-84, Class PZ
5.250%	09/25/41	397	470,770
Series 2003-34, Class SG, IO

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.244%(c)	02/25/33	63	$722
Series 2003-49, Class YC
4.000%	06/25/23	200	209,153
Series 2003-78, Class B
5.000%	08/25/23	521	553,566
Series 2004-35, Class AZ
4.500%	05/25/34	623	670,962
Series 2004-70, Class EB
5.000%	10/25/24	87	92,598
Series 2006-8, Class FH
1.006%(c)	03/25/36	622	616,306
Series 2006-44, Class P, PO
2.011%(s)	12/25/33	66	60,483
Series 2006-77, Class PC
6.500%	08/25/36	128	145,498
Series 2006-118, Class A2
0.644%(c)	12/25/36	86	84,629
Series 2007-30, Class KA
5.000%	07/25/36	200	201,100
Series 2007-109, Class YI, IO
5.694%(c)	12/25/37	768	101,445
Series 2008-85, Class EB
5.000%	09/25/28	69	74,451
Series 2010-111, Class AE
5.500%	04/25/38	96	98,153
Series 2012-13, Class JP
4.500%	02/25/42	221	234,469
Series 2012-79, Class TP
6.500%	07/25/42	344	383,734
Series 2013-4, Class AJ
3.500%	02/25/43	642	649,180
Series 2013-13, Class IK, IO
2.500%	03/25/28	2,231	187,220
Series 2013-31, Class NC
3.000%	04/25/43	554	541,587
Series 2013-83, Class CA
3.500%	10/25/37	628	653,061
Series 2016-38, Class NA
3.000%	01/25/46	2,079	2,103,902
Fannie Mae Trust, Series 2003-W3, Class 2A5
5.356%	06/25/42	267	291,129
Series 2003-W6, Class 1A41
5.398%	10/25/42	530	584,667
Series 2003-W6, Class F
1.106%(c)	09/25/42	602	598,717
Series 2004-W1, Class 1A7
5.681%	11/25/43	1,076	1,152,503
Series 2004-W9, Class 1PO, PO
2.592%(s)	02/25/44	599	529,497
Federal National Mortgage Assoc., Series 2011-52, Class GB
5.000%	06/25/41	659	723,978
FHLMC Structured Pass-Through Securities, Series T-48, Class 1A4
5.538%	07/25/33	663	724,276
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 4A1

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
2.873%(c)	02/25/35	392	$386,148
Series 2006-2, Class 1A3
6.000%	08/25/36	360	329,180
Freddie Mac Reference REMIC, Series R007, Class ZA
6.000%	05/15/36	942	1,058,944
Freddie Mac REMICS, Series 2121, Class C
6.000%	02/15/29	312	358,280
Series 2768, Class PK
5.000%	03/15/34	118	124,706
Series 2846, Class GB
5.000%	08/15/24	573	614,203
Series 2877, Class PB
5.500%	10/15/34	880	936,810
Series 2902, Class QG
5.500%	12/15/34	229	257,524
Series 3158, Class NE
5.500%	05/15/36	257	285,712
Series 3187, Class Z
5.000%	07/15/36	454	495,136
Series 3443, Class PT
6.500%	03/15/37	702	799,633
Series 3704, Class DC
4.000%	11/15/36	189	196,890
Series 3816, Class HN
4.500%	01/15/41	485	520,673
Series 3819, Class JP
4.000%	08/15/39	107	108,080
Series 3827, Class BM
5.500%	08/15/39	736	787,227
Series 3829, Class BE
3.500%	03/15/26	1,000	1,038,689
Series 3920, Class LP
5.000%	01/15/34	386	420,793
Series 4054, Class HI, IO
3.000%	05/15/26	2,391	165,443
Series 4168, Class JA
3.500%	02/15/43	357	365,408
Series 4374, Class NC
2.750%(c)	02/15/46	1,247	1,290,086
Freddie Mac Strips, Series 279, Class 35
3.500%	09/15/42	940	973,636
Series 304, Class C32, IO
3.000%	12/15/27	1,648	159,448
Government National Mortgage Assoc., Series 2003-34, Class PM
4.000%	04/20/33	462	492,887
Series 2004-19, Class KE
5.000%	03/16/34	855	941,310
Series 2005-3, Class QB
5.000%	01/16/35	250	275,609
Series 2008-38, Class BG
5.000%	05/16/38	360	397,703
Series 2009-116, Class VE
4.500%	08/20/28	615	623,399
Series 2011-22, Class WA

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.938%(c)	02/20/37	375	$415,261
Series 2012-80, Class IB, IO
0.300%(c)	10/20/39	12,242	74,733
Series 2012-H21, Class CF
1.230%(c)	05/20/61	1,435	1,436,441
Series 2012-H24, Class FG
0.960%(c)	04/20/60	363	362,358
Series 2012-H31, Class FD
0.870%(c)	12/20/62	796	787,740
Series 2013-H04, Class BA
1.650%	02/20/63	761	754,393
Series 2013-H05, Class FB
0.930%(c)	02/20/62	611	610,261
GSR Mortgage Loan Trust, Series 2004-14, Class 5A1
3.202%(c)	12/25/34	484	479,827
Homestar Mortgage Acceptance Corp., Series 2004-4, Class A3
1.856%(c)	09/25/34	287	281,028
Impac CMB Trust, Series 2004-5, Class 1M3
1.701%(c)	10/25/34	352	319,896
Series 2004-9, Class 1A1
1.516%(c)	01/25/35	1,117	1,013,280
Series 2004-10, Class 3A1
1.456%(c)	03/25/35	697	627,592
Series 2005-4, Class 1A1A
1.296%(c)	05/25/35	345	310,508
Series 2007-A, Class M3, 144A
2.256%(c)	05/25/37	1,398	1,174,323
JPMorgan Mortgage Trust, Series 2004-A6, Class 3A3
3.083%(c)	12/25/34	297	293,901
Series 2005-A3, Class 4A1
3.077%(c)	06/25/35	347	348,514
Series 2005-A8, Class 2A3
2.982%(c)	11/25/35	362	336,651
Series 2006-S2, Class 2A1
5.000%	06/25/21	85	79,541
Series 2007-A1, Class 3A2
3.130%(c)	07/25/35	939	925,068
Series 2007-S3, Class 2A3
6.000%	08/25/22	266	263,352
MASTR Alternative Loan Trust, Series 2004-6, Class 8A1
5.500%	07/25/34	1,451	1,472,888
Series 2005-3, Class 4A1
5.500%	03/25/20	121	122,941
Series 2005-6, Class 1A2
5.500%	12/25/35	677	612,621
MASTR Asset Securitization Trust, Series 2003-11, Class 8A1
5.500%	12/25/33	299	303,785
Merrill Lynch Mortgage Investors Trust, Series 2003-A, Class 2A1
1.536%(c)	03/25/28	317	302,655
Series 2003-F, Class A1
1.396%(c)	10/25/28	325	317,592

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-B, Class A1
1.256%(c)	05/25/29	256	$249,521
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 3A5
3.057%(c)	07/25/34	199	197,746
Series 2004-5AR, Class 4A
3.201%(c)	07/25/34	667	640,794
Series 2006-7, Class 1A
5.000%	06/25/21	212	196,488
Opteum Mortgage Acceptance Corp. Trust, Series 2006-1, Class 1APT
0.966%(c)	04/25/36	286	251,790
Residential Accredit Loans, Inc. Trust, Series 2004-QA3, Class CB2
4.178%(c)	08/25/34	1,563	1,573,458
Residential Asset Securitization Trust, Series 2004-A3, Class A7
5.250%	06/25/34	444	455,392
Residential Funding Mortgage Securities I, Series 2003-S14, Class A5
1.156%(c)	07/25/18	69	67,951
Series 2005-S9, Class A5
5.750%	12/25/35	238	219,956
Series 2007-S9, Class 2A1
5.500%	09/25/22	36	35,941
Sequoia Mortgage Trust, Series 2007-3, Class 1A1
0.939%(c)	07/20/36	842	766,626
Springleaf Mortgage Loan Trust, Series 2013-2A, Class M1, 144A
3.520%(c)	12/25/65	722	724,218
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	700	701,803
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A
3.079%(c)	07/25/34	580	576,781
Series 2004-9XS, Class A
1.126%(c)	07/25/34	570	548,634
Structured Asset Mortgage Investments II Trust, Series 2003-AR4, Class A1
1.436%(c)	01/19/34	767	738,195
Series 2004-AR1, Class 1A1
1.436%(c)	03/19/34	875	843,103
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-3XS, Class A8
5.230%	03/25/33	336	337,056
Series 2003-26A, Class 3A5
2.968%(c)	09/25/33	532	520,687
Series 2004-15, Class 1A1
5.416%(c)	09/25/24	896	924,808
Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2
5.000%	05/25/35	138	138,712
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S5, Class 2A
5.000%	06/25/18	91	91,578
Series 2005-AR3, Class A2
2.798%(c)	03/25/35	664	667,304

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-AR7, Class A3
2.797%(c)	08/25/35	337	$331,080
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-G, Class A1
2.895%(c)	06/25/33	1,089	1,090,963
Series 2003-H, Class A1
3.025%(c)	09/25/33	127	127,292
Series 2003-N, Class 2A1
2.886%(c)	12/25/33	441	438,791
Series 2004-DD, Class 2A6
3.014%(c)	01/25/35	1,064	1,056,820
Series 2004-R, Class 2A1
3.033%(c)	09/25/34	291	297,243
Series 2004-W, Class A1
3.004%(c)	11/25/34	548	546,262
Series 2005-AR4, Class 2A2
3.067%(c)	04/25/35	317	316,814
Series 2006-AR6, Class 7A1
3.025%(c)	03/25/36	548	540,889
Series 2007-2, Class 3A5
5.250%	03/25/37	222	226,911
Series 2007-7, Class A43
1.256%(c)	06/25/37	114	95,865

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $76,738,018)			76,193,527

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.3%
Fannie Mae Pool
2.090%	11/01/22	917	903,134
2.450%	04/01/23	951	947,777
2.710%	11/01/28	1,300	1,237,967
4.630%	01/01/21	571	620,259
Federal Home Loan Mortgage Corp.
3.500%	03/01/32	878	912,068
3.500%	03/01/32	468	480,533
4.000%	02/01/26	411	432,940
4.000%	09/01/42	1,307	1,385,028
4.000%	10/01/42	808	853,674
4.500%	09/01/24	122	129,203
4.500%	08/01/30	371	398,981
4.500%	03/01/44	1,061	1,161,302
5.000%	04/01/22	131	138,623
5.000%	07/01/23	302	322,665
5.000%	10/01/23	119	129,653
5.000%	11/01/23	121	124,648
5.000%	06/01/30	277	302,503
5.000%	10/01/40	712	779,002
5.500%	06/01/23	167	179,810
5.500%	12/01/24	218	230,237
5.500%	04/01/27	110	121,493
5.500%	06/01/35	219	245,924
5.500%	06/01/37	65	70,548
7.000%	11/01/37	259	292,746
Federal National Mortgage Assoc.
2.330%	01/01/23	964	958,551
2.340%	12/01/22	929	924,053
2.340%	12/01/22	1,028	1,022,532

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.350%	05/01/23	892	$882,787
2.370%	12/01/22	779	775,947
2.570%	03/01/23	1,144	1,144,628
2.619%	12/01/22	898	912,466
2.710%	10/01/22	1,195	1,180,444
2.960%	04/01/22	918	945,543
3.030%	12/01/21	1,546	1,596,797
3.340%	11/01/30	443	449,354
3.347%(s)	05/15/30	900	578,751
3.500%	01/01/43	1,163	1,199,500
3.500%	01/01/44	1,514	1,561,605
3.500%	03/01/33	876	910,196
3.500%	04/01/33	862	891,901
3.500%	04/01/33	873	903,393
3.500%	05/01/33	1,077	1,118,750
3.500%	06/01/43	1,097	1,127,834
3.500%	06/01/43	954	984,542
3.500%	07/01/43	959	989,433
3.500%	08/01/32	773	803,583
3.500%	09/01/42	1,035	1,067,730
3.500%	10/01/32	934	970,776
3.500%	10/01/42	994	1,025,346
3.500%	11/01/32	808	839,460
3.540%	10/01/20	1,500	1,574,741
3.770%	09/01/21	1,500	1,594,855
3.805%	05/01/22	868	921,504
3.885%	08/01/25	1,150	1,220,298
4.000%	06/01/32	1,152	1,223,750
4.000%	06/01/33	684	725,587
4.000%	06/01/43	1,170	1,241,223
4.000%	07/01/42	950	1,007,239
4.000%	07/01/43	1,192	1,264,612
4.010%	08/01/21	871	934,433
4.340%	04/01/20	961	1,025,487
4.381%	06/01/21	907	980,810
4.500%	04/01/44	999	1,092,414
4.500%	06/01/26	603	641,710
4.500%	09/01/26	179	189,784
4.762%	08/01/26	1,312	1,459,475
5.000%	01/01/26	493	516,065
5.000%	05/01/23	157	170,995
5.000%	06/01/23	202	215,995
5.000%	07/01/41	515	563,727
5.000%	10/01/39	519	572,489
5.000%	12/01/23	123	133,605
5.000%	12/01/29	233	253,880
5.500%	01/01/22	93	99,303
5.500%	01/01/26	56	62,649
5.500%	01/01/34	551	612,121
5.500%	02/01/35	259	290,103
5.500%	04/01/36	151	161,202
5.500%	04/01/37	325	364,132
5.500%	05/01/28	183	203,610
5.500%	05/01/33	283	317,087
5.500%	06/01/26	47	52,619
5.500%	06/01/33	204	227,043
5.500%	07/01/21	433	460,444
5.500%	10/01/33	196	219,528

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	03/01/34		406	$466,929
6.000%	04/01/39		695	795,939
6.000%	10/01/22		417	449,318
6.000%	10/01/27		234	264,877
6.000%	11/01/27		178	201,772
6.000%	12/01/37		10	10,157
7.000%	01/01/39		333	396,129
7.500%	10/01/35		455	547,176
Government National Mortgage Assoc.
4.500%	06/20/25		229	244,303
4.500%	11/15/39		625	689,551
5.000%	04/15/25		1,342	1,455,072
6.000%	01/15/40		906	1,029,305
Residual Funding Corp. Principal Strip, Bonds
3.306%(s)	01/15/30		600	392,184
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.875%	01/15/48		520	598,541
5.250%	09/15/39		150	188,399
Tennessee Valley Authority Principal Strip, Bonds
3.759%(s)	06/15/35		775	390,642

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $68,210,070)				68,881,433

U.S. TREASURY OBLIGATIONS — 5.5%
U.S. Treasury Bonds
4.375%	11/15/39		960	1,185,075
4.375%	05/15/40		1,920	2,372,175
4.500%	08/15/39		8,000	10,046,248
6.125%	08/15/29		11,000	15,197,182
6.750%	08/15/26		18,000	24,649,452
8.000%	11/15/21		10,000	12,807,810
U.S. Treasury Notes
0.500%	01/31/17	(k)	36,791	36,795,194
0.500%	03/31/17	(k)	145	145,007
0.750%	12/31/17		10	9,984
0.750%	02/15/19		1,020	1,009,840
1.000%	11/30/19		4,000	3,951,876
1.375%	05/31/20		4,000	3,974,688
3.625%	02/15/20		1,000	1,064,102
U.S. Treasury Strip Coupon
1.450%(s)	05/15/20		8,160	7,721,653
1.946%(s)	05/15/21		3,000	2,758,974
2.217%(s)	11/15/22		400	351,826
2.550%(s)	08/15/25		13,000	10,463,843
2.633%(s)	05/15/26		3,000	2,351,724
2.736%(s)	11/15/27		13,000	9,693,125
2.746%(s)	02/15/28		3,500	2,589,220
2.810%(s)	02/15/29		1,125	803,741
2.868%(s)	11/15/30		400	270,058
2.900%(s)	05/15/31		8,425	5,582,683
2.919%(s)	11/15/31		465	302,884
2.935%(s)	05/15/32		4,500	2,881,922
2.939%(s)	08/15/32		390	247,818
2.971%(s)	05/15/33		2,500	1,546,133
2.990%(s)	02/15/34		2,235	1,347,611

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
3.030%(s)	02/15/35	335	$194,721

TOTAL U.S. TREASURY OBLIGATIONS (cost $163,973,247)			162,316,569

TOTAL LONG-TERM INVESTMENTS (cost $2,463,705,436)			2,555,628,404

		Shares
SHORT-TERM INVESTMENTS — 18.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)		395,266,130	395,266,130
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $161,167,757; includes $161,048,408 of cash collateral for securities on loan)(b)(w)		161,143,230	161,175,457

TOTAL AFFILIATED MUTUAL FUNDS (cost $556,433,887)(Note 4)			556,441,587

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS(n)
U.S. Treasury Bills
0.287%	01/05/17		290	$289,994
0.621%	06/22/17	(k)	290	289,152

TOTAL U.S. TREASURY OBLIGATIONS (cost $579,130)				579,146

TOTAL SHORT-TERM INVESTMENTS (cost $557,013,017)				557,020,733

TOTAL INVESTMENTS — 104.5% (cost $3,020,718,453)				3,112,649,137
Liabilities in excess of other assets(z) — (4.5)%				(134,877,626)

NET ASSETS — 100.0%				$2,977,771,511

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $623,683 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $157,026,583; cash collateral of $161,048,408 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.
(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(ss)	Represents zero coupon bond.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
51	2 Year U.S. Treasury Notes	Mar. 2017	$11,063,813	$11,051,063	$(12,750)
576	10 Year Australian Treasury Bonds	Mar. 2017	401,732,907	401,770,007	37,100
1,205	10 Year U.S. Treasury Notes	Mar. 2017	150,169,203	149,758,906	(410,297)
114	20 Year U.S. Treasury Bonds	Mar. 2017	17,300,508	17,174,813	(125,695)
363	Mini MSCI EAFE Index	Mar. 2017	30,496,875	30,412,140	(84,735)
1,423	Mini MSCI Emerging Markets Index	Mar. 2017	62,731,695	61,110,735	(1,620,960)
2,309	Russell 2000 Mini Index	Mar. 2017	158,158,426	156,654,105	(1,504,321)
1,203	S&P 500 E-Mini Index	Mar. 2017	135,373,590	134,507,430	(866,160)
665	S&P/TSX 60 Index	Mar. 2017	89,100,056	88,844,971	(255,085)
100	SGX CNX Nifty 50 Index	Jan. 2017	1,613,552	1,636,900	23,348

					(4,819,555)

Short Positions:
1,369	5 Year U.S. Treasury Notes	Mar. 2017	161,475,430	161,082,102	393,328
855	10 Year Canadian Government Bonds	Mar. 2017	88,171,167	87,579,153	592,014
345	10 Year Euro-Bund	Mar. 2017	58,836,449	59,613,623	(777,174)
377	10 Year U.K. Gilt	Mar. 2017	57,401,186	58,462,831	(1,061,645)
211	10 Year U.S. Treasury Notes	Mar. 2017	26,249,680	26,223,344	26,336
153	20 Year U.S. Treasury Bonds	Mar. 2017	23,179,500	23,050,406	129,094
38	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	6,101,500	6,089,500	12,000
1,036	FTSE 100 Index	Mar. 2017	87,934,671	90,012,570	(2,077,899)
6,250	MSCI Europe Net Total Return Index	Mar. 2017	127,173,730	128,851,397	(1,677,667)

					(4,441,613)

					$(9,261,168)

Cash of $9,629,069 and U.S. Treasury Obligations with a combined market value of $37,114,347 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar, Expiring 03/22/17	Hong Kong & Shanghai Bank	AUD	199	$148,329	$143,049	$(5,280)
Brazilian Real, Expiring 03/22/17	Bank of America	BRL	1,966	574,905	590,648	15,743

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound,
Expiring 01/12/17	Australia and New Zealand Banking Group	GBP	1,135	$1,429,794	$1,399,353	$(30,441)
Expiring 01/12/17	Barclays Capital Group	GBP	1,038	1,310,331	1,279,681	(30,650)
Expiring 01/12/17	Deutsche Bank AG	GBP	27,603	34,681,654	34,030,900	(650,754)
Expiring 02/24/17	Citigroup Global Markets	GBP	60	73,870	74,400	530
Canadian Dollar,
Expiring 02/24/17	Bank of America	CAD	10	7,124	7,155	31
Expiring 03/22/17	Credit Suisse First Boston Corp.	CAD	361	275,156	269,246	(5,910)
Expiring 03/22/17	Goldman Sachs & Co.	CAD	170	127,149	126,415	(734)
Expiring 03/22/17	Morgan Stanley	CAD	346	264,007	257,912	(6,095)
Chilean Peso,
Expiring 03/22/17	Bank of America	CLP	55,735	84,681	82,736	(1,945)
Expiring 03/22/17	Hong Kong & Shanghai Bank	CLP	60,698	92,881	90,103	(2,778)
Chinese Renminbi,
Expiring 03/22/17	Hong Kong & Shanghai Bank	CNH	4,032	574,676	566,273	(8,403)
Expiring 03/22/17	Hong Kong & Shanghai Bank	CNH	1,198	170,253	168,218	(2,035)
Expiring 03/22/17	Standard Chartered PLC	CNH	1,224	174,344	171,978	(2,366)
Euro,
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	978	1,039,057	1,030,315	(8,742)
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	378	403,862	398,540	(5,322)
Expiring 01/12/17	Royal Bank of Canada	EUR	1,188	1,239,839	1,251,859	12,020
Expiring 01/12/17	Royal Bank of Canada	EUR	871	927,142	917,065	(10,077)
Expiring 01/12/17	Royal Bank of Canada	EUR	438	462,311	460,865	(1,446)
Expiring 01/12/17	Royal Bank of Canada	EUR	424	445,008	446,169	1,161
Expiring 01/12/17	Toronto Dominion	EUR	1,193	1,269,107	1,256,788	(12,319)
Expiring 03/22/17	Standard Chartered PLC	EUR	84	89,911	89,072	(839)
Expiring 03/22/17	Standard Chartered PLC	EUR	80	85,605	84,936	(669)
Japanese Yen,
Expiring 02/24/17	Morgan Stanley	JPY	630	5,429	5,406	(23)
Expiring 03/22/17	Hong Kong & Shanghai Bank	JPY	16,838	146,591	144,670	(1,921)
Mexican Peso,
Expiring 03/22/17	BNP Paribas	MXN	4,333	211,657	206,728	(4,929)
Norwegian Krone,
Expiring 01/12/17	Deutsche Bank AG	NOK	2,963	349,409	343,160	(6,249)
Expiring 01/12/17	Deutsche Bank AG	NOK	2,425	287,701	280,895	(6,806)
Polish Zloty,
Expiring 03/22/17	Deutsche Bank AG	PLN	339	80,430	80,844	414
Expiring 03/22/17	Standard Chartered PLC	PLN	375	89,663	89,519	(144)
Russian Ruble,
Expiring 03/22/17	Bank of America	RUB	57,684	931,891	924,226	(7,665)
Singapore Dollar,
Expiring 03/22/17	Hong Kong & Shanghai Bank	SGD	424	296,782	292,311	(4,471)
South African Rand,
Expiring 03/22/17	Barclays Capital Group	ZAR	1,277	92,153	91,589	(564)
Swiss Franc,
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	600	592,106	589,654	(2,452)
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	583	574,483	572,575	(1,908)
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	391	380,987	384,168	3,181
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	388	386,781	381,123	(5,658)
Expiring 01/12/17	Royal Bank of Canada	CHF	824	815,086	809,980	(5,106)
Turkish Lira,
Expiring 03/22/17	Bank of America	TRY	302	84,681	84,131	(550)

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira (continued),
Expiring 03/22/17	Credit Suisse First Boston Corp.	TRY	1,003	$292,993	$279,369	$(13,624)
Expiring 03/22/17	Goldman Sachs & Co.	TRY	272	76,197	75,707	(490)

				$51,646,016	$50,829,731	(816,285)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar, Expiring 03/22/17	UBS AG	AUD	199	$147,562	$143,049	$4,513
Brazilian Real,
Expiring 03/22/17	Goldman Sachs & Co.	BRL	610	179,325	183,166	(3,841)
Expiring 03/22/17	Goldman Sachs & Co.	BRL	541	157,178	162,560	(5,382)
British Pound, Expiring 01/27/17	Citigroup Global Markets	GBP	4,048	4,975,097	4,992,976	(17,879)
Canadian Dollar, Expiring 03/22/17	Goldman Sachs & Co.	CAD	1,199	914,759	893,808	20,951
Chilean Peso, Expiring 03/22/17	Bank of America	CLP	197,462	301,124	293,122	8,002
Chinese Renminbi, Expiring 03/22/17	Bank of America	CNH	8,151	1,159,904	1,144,818	15,086
Danish Krone, Expiring 01/12/17	Toronto Dominion	DKK	10,885	1,558,174	1,542,406	15,768
Euro,
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	3,228	3,492,218	3,400,449	91,769
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	2,555	2,742,204	2,691,337	50,867
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	1,094	1,144,994	1,152,162	(7,168)
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	625	650,616	658,378	(7,762)
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	550	593,596	579,552	14,044
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	482	504,058	507,607	(3,549)
Expiring 01/12/17	Barclays Capital Group	EUR	3,026	3,218,420	3,188,051	30,369
Expiring 01/12/17	Barclays Capital Group	EUR	1,219	1,310,331	1,283,854	26,477
Expiring 01/12/17	Barclays Capital Group	EUR	604	637,549	635,884	1,665
Expiring 01/12/17	Deutsche Bank AG	EUR	114,362	121,792,234	120,469,458	1,322,776
Expiring 01/12/17	Deutsche Bank AG	EUR	672	716,125	708,341	7,784
Expiring 01/12/17	Deutsche Bank AG	EUR	397	424,250	418,565	5,685
Expiring 01/12/17	Deutsche Bank AG	EUR	313	327,118	329,189	(2,071)
Expiring 01/12/17	National Australia Bank Ltd.	EUR	313	326,951	329,190	(2,239)
Expiring 01/12/17	National Australia Bank Ltd.	EUR	275	293,473	289,776	3,697
Expiring 01/12/17	State Street Bank	EUR	1,159	1,229,149	1,220,554	8,595
Expiring 01/12/17	State Street Bank	EUR	736	769,816	775,152	(5,336)
Expiring 01/12/17	Toronto Dominion	EUR	1,427	1,518,671	1,502,683	15,988
Expiring 01/27/17	Citigroup Global Markets	EUR	23,705	24,840,282	24,991,832	(151,550)
Expiring 03/22/17	Standard Chartered PLC	EUR	282	298,326	297,870	456
Hong Kong Dollar, Expiring 02/01/17	Deutsche Bank AG	HKD	5,613	723,488	723,997	(509)
Japanese Yen,
Expiring 01/27/17	Australia and New Zealand Banking Group	JPY	20,768	177,635	177,992	(357)
Expiring 01/27/17	Citigroup Global Markets	JPY	892,858	7,605,521	7,652,225	(46,704)
Expiring 03/22/17	Goldman Sachs & Co.	JPY	16,838	146,937	144,670	2,267
Mexican Peso, Expiring 03/22/17	Citigroup Global Markets	MXN	1,838	89,663	87,703	1,960
Norwegian Krone, Expiring 01/12/17	Deutsche Bank AG	NOK	10,570	1,249,146	1,224,158	24,988
Polish Zloty, Expiring 03/22/17	Royal Bank of Canada	PLN	1,229	293,018	293,157	(139)

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Russian Ruble,
Expiring 03/22/17	Goldman Sachs & Co.	RUB	17,608	$283,932	$282,122	$1,810
Expiring 03/22/17	Goldman Sachs & Co.	RUB	7,199	114,683	115,350	(667)
Expiring 03/22/17	Societe Generale	RUB	17,777	285,534	284,831	703
Singapore Dollar,
Expiring 01/27/17	Citigroup Global Markets	SGD	2,427	1,678,131	1,675,322	2,809
Expiring 03/22/17	Goldman Sachs & Co.	SGD	424	295,799	292,311	3,488
South African Rand,
Expiring 03/22/17	BNP Paribas	ZAR	2,938	211,657	210,665	992
Swedish Krona,
Expiring 01/12/17	National Australia Bank Ltd.	SEK	25,037	2,721,268	2,750,633	(29,365)
Expiring 01/27/17	Citigroup Global Markets	SEK	2,775	301,713	305,180	(3,467)
Turkish Lira,
Expiring 03/22/17	Royal Bank of Canada	TRY	2,007	561,774	558,939	2,835

				$192,963,403	$191,565,044	1,398,359

						$582,074

Cross currency exchange contracts outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/12/17	Buy	DKK	2,599	EUR	349	$221	Deutsche Bank AG
01/12/17	Buy	SEK	4,569	EUR	468	9,127	Deutsche Bank AG

						$9,348

Total return swap agreements outstanding at December 31, 2016:

Counterparty(1)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements:
Bank of America	01/09/17	GBP	98	Pay or receive amounts based on market value fluctuation of ABCam PLC	$(22,866)	$—	$(22,866)
Bank of America	01/09/17	GBP	80	Pay or receive amounts based on market value fluctuation of Ashtead Group PLC	(38,968)	—	(38,968)
Bank of America	01/09/17	GBP	32	Pay or receive amounts based on market value fluctuation of British American Tobacco PLC	96,155	—	96,155
Bank of America	01/09/17	GBP	76	Pay or receive amounts based on market value fluctuation of Compass Group PLC	155,716	—	155,716
Bank of America	01/09/17	GBP	282	Pay or receive amounts based on market value fluctuation of GKN PLC	42,772	—	42,772
Bank of America	01/09/17	GBP	1,039	Pay or receive amounts based on market value fluctuation of Glencore PLC	(289,237)	—	(289,237)
Bank of America	01/09/17	GBP	84	Pay or receive amounts based on market value fluctuation of Hill & Smith Holdings PLC	(18,765)	—	(18,765)
Bank of America	01/09/17	GBP	280	Pay or receive amounts based on market value fluctuation of HSBC Holdings PLC	(85,867)	—	(85,867)

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements (continued):
Bank of America	01/09/17	GBP	28	Pay or receive amounts based on market value fluctuation of Imperial Brands PLC	$49,638	$—	$49,638
Bank of America	01/09/17	GBP	2,232	Pay or receive amounts based on market value fluctuation of Lloyds Banking Group PLC	234	—	234
Bank of America	01/09/17	GBP	59	Pay or receive amounts based on market value fluctuation of Persimmon PLC	30,150	—	30,150
Bank of America	01/09/17	GBP	54	Pay or receive amounts based on market value fluctuation of Prudential PLC	(19,629)	—	(19,629)
Bank of America	01/09/17	GBP	26	Pay or receive amounts based on market value fluctuation of Reckitt Benckiser Group PLC	105,876	—	105,876
Bank of America	01/09/17	GBP	58	Pay or receive amounts based on market value fluctuation of Rio Tinto PLC	(87,913)	—	(87,913)
Bank of America	01/09/17	GBP	146	Pay or receive amounts based on market value fluctuation of Sage Group PLC (The)	46,014	—	46,014
Bank of America	01/09/17	GBP	164	Pay or receive amounts based on market value fluctuation of Tate & Lyle PLC	82,948	—	82,948
Bank of America	01/09/17	GBP	558	Pay or receive amounts based on market value fluctuation of Taylor Wimpey PLC	285	—	285
Bank of America	01/09/17	GBP	534	Pay or receive amounts based on market value fluctuation of Tesco PLC	(42,110)	—	(42,110)
Bank of America	01/09/17	GBP	51	Pay or receive amounts based on market value fluctuation of Weir Group PLC (The)	22,267	—	22,267
Bank of America	01/09/17	GBP	66	Pay or receive amounts based on market value fluctuation of WPP PLC	128,334	—	128,334

					$155,034	$—	$155,034

(1)	The Portfolio receives or pays 1 Month USD LIBOR in the positions shown in the table above.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$235,912	$10,515,512	$—
Austria	—	1,461,463	—
Belgium	4,422,705	3,606,804	—
Bermuda	46,145	—	—
Brazil	10,798,574	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Canada	$20,144,368	$—	$—
Chile	986,780	—	—
China	8,552,197	30,986,619	—
Denmark	—	9,240,902	—
Finland	—	3,007,378	—
France	—	59,449,506	—
Germany	—	37,154,027	—
Hong Kong	1,970,507	17,816,935	—
Hungary	—	1,252,244	—
India	16,665,591	—	—
Indonesia	—	5,573,106	—
Ireland	673,661	101,580	—
Israel	1,785,965	—	—
Italy	29,133	6,062,601	—
Japan	—	72,846,878	—
Luxembourg	—	2,671,268	—
Macau	—	1,260,230	—
Malaysia	—	1,024,042	—
Mexico	2,671,341	—	—
Netherlands	3,966,759	26,096,615	—
New Zealand	—	223,511	—
Norway	—	1,874,438	—
Peru	1,201,315	—	—
Poland	—	1,719,633	—
Portugal	—	236,386	—
Russia	11,823,132	1,465,786	—
Singapore	—	1,468,990	—
South Africa	—	15,579,103	—
South Korea	9,020,772	17,784,673	—
Spain	—	4,419,031	—
Sweden	—	9,841,161	—
Switzerland	—	48,463,046	—
Taiwan	6,839,682	14,311,861	—
Thailand	1,328,235	5,672,511	—
Turkey	—	4,303,067	—
United Arab Emirates	—	481,553	—
United Kingdom	279,024	54,880,333	—
United States	966,190,290	2,628,029	—
Vietnam	—	287,934	—
Preferred Stocks
Brazil	3,198,549	—	—
China	3,148,148	—	—
France	282,456	—	—
Germany	—	6,927,820	—
Ireland	181,538	—	—
Israel	1,297,739	—	—
Russia	—	568,528	—
United States	28,879,934	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	581,392	—
Residential Mortgage-Backed Securities	—	54,305,513	—
Bank Loans	—	4,155,181	437,855
Commercial Mortgage-Backed Securities	—	15,833,052	152,178
Convertible Bonds
Austria	—	452,624	—
Belgium	—	766,727	—
China	—	5,758,564	—
Czech Republic	—	350,534	—
Finland	—	442,115	—
France	—	5,630,020	—
Germany	—	10,363,577	—
Hong Kong	—	1,279,102	—
Hungary	—	738,963	—

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Israel	$—	$459,900	$—
Italy	—	341,976	—
Japan	—	9,202,186	—
Malaysia	—	374,616	—
Mexico	—	2,335,841	—
Netherlands	—	984,875	—
Norway	—	388,271	—
Singapore	—	682,940	—
South Africa	—	2,377,081	—
Spain	—	3,025,337	—
Sweden	—	470,222	—
Switzerland	—	405,696	—
Taiwan	—	748,024	—
United Arab Emirates	—	1,452,021	—
United Kingdom	—	4,679,221	—
United States	—	39,547,653	—
Corporate Bonds
Argentina	—	419,064	—
Australia	—	4,818,753	—
Bahamas	—	38,000	—
Belgium	—	4,294,401	—
Brazil	—	1,001,012	—
Canada	—	13,472,708	—
Chile	—	409,458	—
China	—	903,973	—
Colombia	—	422,180	—
Finland	—	112,914	—
France	—	5,427,012	—
Germany	—	5,910,295	—
Hong Kong	—	497,358	—
India	—	208,449	—
Indonesia	—	574,706	—
Ireland	—	1,008,875	—
Israel	—	1,190,441	—
Italy	—	364,000	—
Japan	—	997,450	—
Kazakhstan	—	437,542	—
Luxembourg	—	6,581,893	—
Malaysia	—	130,991	—
Mexico	—	2,530,861	—
Netherlands	—	7,299,423	—
New Zealand	—	1,470,295	—
Norway	—	599,762	—
Peru	—	397,481	—
Philippines	—	126,675	—
Portugal	—	327,701	—
Russia	—	731,439	—
Singapore	—	660,843	—
South Africa	—	201,499	—
South Korea	—	108,125	—
Spain	—	469,461	—
Sweden	—	1,734,047	—
Switzerland	—	3,863,513	—
Trinidad & Tobago	—	107,611	—
Turkey	—	188,828	—
Ukraine	—	188,499	—
United Arab Emirates	—	466,679	—
United Kingdom	—	15,238,106	—
United States	—	384,284,794	33,650
Venezuela	—	224,316	—
Foreign Government Bonds	—	18,475,039	—
Municipal Bonds	—	677,940	—
Residential Mortgage-Backed Securities	—	76,193,527	—

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
U.S. Government Agency Obligations	$—	$68,881,433	$—
U.S. Treasury Obligations	—	162,895,715	—
Affiliated Mutual Funds	556,441,587	—	—
Other Financial Instruments*
Futures Contracts	(9,261,168)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	582,074	—
OTC Cross Currency Exchange Contracts	—	9,348	—
OTC Total Return Swap Agreements	—	155,034	—

Total	$1,653,800,871	$1,449,709,871	$623,683

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (5.4% represents investments purchased with collateral from securities on loan)	18.7%
Banks	7.3
U.S. Treasury Obligations	5.5
Equity Real Estate Investment Trusts (REITs)	4.8
Residential Mortgage-Backed Securities	4.4
Pharmaceuticals	3.1
Oil, Gas & Consumable Fuels	2.8
Insurance	2.7
Media	2.6
U.S. Government Agency Obligations	2.3
Semiconductors & Semiconductor Equipment	2.2
Software	2.2
Internet Software & Services	2.0
Capital Markets	1.7
Telecommunications	1.6
Machinery	1.3
Oil & Gas	1.3
Biotechnology	1.2
Chemicals	1.2
Health Care Providers & Services	1.2
IT Services	1.2
Technology Hardware, Storage & Peripherals	1.2
Beverages	1.1
Electric Utilities	1.0
Hotels, Restaurants & Leisure	1.0
Industrial Conglomerates	1.0
Specialty Retail	1.0
Automobiles	0.9
Diversified Financial Services	0.9
Electric	0.9
Metals & Mining	0.9
Food & Staples Retailing	0.8
Healthcare-Services	0.8
Internet & Direct Marketing Retail	0.8
Aerospace & Defense	0.7
Electronic Equipment, Instruments & Components	0.7
Food Products	0.7
Real Estate Investment Trusts (REITs)	0.7
Semiconductors	0.7
Electrical Equipment	0.6
Foreign Government Bonds	0.6

Household Durables	0.6%
Pipelines	0.6
Textiles, Apparel & Luxury Goods	0.6
Airlines	0.5
Building Products	0.5
Commercial Mortgage-Backed Securities	0.5
Construction Materials	0.5
Household Products	0.5
Tobacco	0.5
Auto Components	0.4
Auto Manufacturers	0.4
Consumer Finance	0.4
Diversified Telecommunication Services	0.4
Foods	0.4
Health Care Equipment & Supplies	0.4
Internet	0.4
Real Estate Management & Development	0.4
Retail	0.4
Wireless Telecommunication Services	0.4
Commercial Services	0.3
Commercial Services & Supplies	0.3
Communications Equipment	0.3
Computers	0.3
Containers & Packaging	0.3
Energy Equipment & Services	0.3
Healthcare-Products	0.3
Multiline Retail	0.3
Multi-Utilities	0.3
Road & Rail	0.3
Agriculture	0.2
Auto Parts & Equipment	0.2
Distributors	0.2
Gas	0.2
Life Sciences Tools & Services	0.2
Lodging	0.2
Mining	0.2
Miscellaneous Manufacturing	0.2
Personal Products	0.2
Real Estate	0.2
Trading Companies & Distributors	0.2
Transportation	0.2
Apparel	0.1
Building Materials	0.1
Construction & Engineering	0.1
Distribution/Wholesale	0.1
Electrical Components & Equipment	0.1
Engineering & Construction	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Entertainment	0.1%
Home Furnishings	0.1
Household Products/Wares	0.1
Investment Companies	0.1
Iron/Steel	0.1
Leisure Time	0.1
Machinery-Construction & Mining	0.1
Machinery-Diversified	0.1
Marine	0.1

Oil & Gas Services	0.1%
Packaging & Containers	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Transportation Infrastructure	0.1

104.5
Liabilities in excess of other assets	(4.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$23,348	*	Due from/to broker-variation margin futures	$8,086,827	*
Equity contracts	Unrealized appreciation on OTC swap agreements	760,389		Unrealized depreciation on OTC swap agreements	605,355
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	9,348		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,719,424		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,137,350
Interest rate contracts	Due from/to broker-variation margin futures	1,189,872	*	Due from/to broker-variation margin futures	2,387,561	*

Total		$3,702,381			$12,217,093

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Equity contracts	$50	$12,832,005	$—	$2,067,409	$14,899,464
Foreign exchange contracts	—	—	9,431,544	—	9,431,544
Interest rate contracts	—	(2,009,994)	—	—	(2,009,994)

Total	$50	$10,822,011	$9,431,544	$2,067,409	$22,321,014

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Futures	Forward Currency Contracts(4)	Swaps	Total
Equity contracts	$303	$(9,453,021)	$—	$155,034	$(9,297,684)
Foreign exchange contracts	—	—	352,351	—	352,351
Interest rate contracts	—	621,649	—	—	621,649

Total	$303	$(8,831,372)	$352,351	$155,034	$(8,323,684)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Cross Currency Exchange Contracts(1)	Total Return Swap Agreements(3)
$892,639,368	$337,902,483	$33,994,978	$128,589,378	$2,487,707	$2,393,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$157,026,583	$(157,026,583)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Australia and New Zealand Banking Group	$159,861	$(73,359)	$—	$86,502
Bank of America	799,251	(615,515)	(183,736)	—
Barclays Capital Group	58,511	(31,214)	—	27,297
BNP Paribas	992	(992)	—	—
Citigroup Global Markets	5,299	(5,299)	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	1,370,995	(666,389)	—	704,606
Goldman Sachs & Co.	28,516	(11,114)	—	17,402
Hong Kong & Shanghai Bank	—	—	—	—
Morgan Stanley	—	—	—	—
National Australia Bank Ltd.	3,697	(3,697)	—	—
Royal Bank of Canada	16,016	(16,016)	—	—
Societe Generale	703	—	—	703
Standard Chartered PLC	456	(456)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
State Street Bank	8,595	(5,336)	—	3,259
Toronto Dominion	31,756	(12,319)	—	19,437
UBS AG	4,513	—	—	4,513

	$2,489,161

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Australia and New Zealand Banking Group	$(73,359)	$73,359	$—	$—
Bank of America	(615,515)	615,515	—	—
Barclays Capital Group	(31,214)	31,214	—	—
BNP Paribas	(4,929)	992	—	(3,937)
Citigroup Global Markets	(219,600)	5,299	—	(214,301)
Credit Suisse First Boston Corp.	(19,534)	—	—	(19,534)
Deutsche Bank AG	(666,389)	666,389	—	—
Goldman Sachs & Co.	(11,114)	11,114	—	—
Hong Kong & Shanghai Bank	(24,888)	—	—	(24,888)
Morgan Stanley	(6,118)	—	—	(6,118)
National Australia Bank Ltd.	(31,604)	3,697	—	(27,907)
Royal Bank of Canada	(16,768)	16,016	—	(752)
Societe Generale	—	—	—	—
Standard Chartered PLC	(4,018)	456	—	(3,562)
State Street Bank	(5,336)	5,336	—	—
Toronto Dominion	(12,319)	12,319	—	—
UBS AG	—	—	—	—

	$(1,742,705)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $157,026,583:
Unaffiliated investments (cost $2,464,284,566)	$2,556,207,550
Affiliated investments (cost $556,433,887)	556,441,587
Cash	36,160
Foreign currency, at value (cost $1,778,747)	1,763,397
Deposit with broker for futures	9,629,069
Dividends and interest receivable	10,724,201
Receivable for investments sold	7,641,745
Unrealized appreciation on OTC forward foreign currency contracts	1,719,424
Tax reclaim receivable	1,452,485
Unrealized appreciation on OTC swap agreements	760,389
Receivable for fund share sold	66,933
Receivable from affiliate	29,817
Unrealized appreciation on OTC cross currency exchange contracts	9,348
Prepaid expenses	22,459

Total Assets	3,146,504,564

LIABILITIES:
Payable to broker for collateral for securities on loan	161,048,408
Due to broker-variation margin futures	2,159,660
Payable for investments purchased	2,019,711
Unrealized depreciation on OTC forward foreign currency contracts	1,137,350
Advisory fees payable	963,135
Unrealized depreciation on OTC swap agreements	605,355
Accrued expenses and other liabilities	417,499
Cash segregated from counterparty—OTC	260,000
Distribution fee payable	101,484
Payable for fund share repurchased	20,105
Affiliated transfer agent fee payable	346

Total Liabilities	168,733,053

NET ASSETS	$2,977,771,511

Net assets were comprised of:
Paid-in capital	$2,094,873,366
Retained earnings	882,898,145

Net assets, December 31, 2016	$2,977,771,511

Net asset value and redemption price per share, $2,977,771,511 / 213,850,435 outstanding shares of beneficial interest	$13.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$36,503,263
Unaffiliated dividend income (net) (foreign withholding tax $1,490,942, of which $121,132 is reimbursable by an affiliate)	30,661,523
Affiliated dividend income	2,123,303
Income from securities lending, net (including affiliated income of $778,642)	919,320

70,207,409

EXPENSES
Advisory fees	21,828,369
Distribution fee	7,200,455
Custodian and accounting fees	1,299,000
Audit fee	70,000
Insurance expenses	37,000
Trustees’ fees	36,000
Shareholders’ reports	22,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	63,444

Total expenses	30,583,268

NET INVESTMENT INCOME (LOSS)	39,624,141

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $22,438)	26,837,780
Futures transactions	10,822,011
Swap agreements transactions	2,067,409
Foreign currency transactions	6,116,087

45,843,287

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,700)	47,574,625
Futures	(8,831,372)
Swap agreements	155,034
Foreign currencies	294,508

39,192,795

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	85,036,082

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$124,660,223

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$39,624,141	$34,389,434
Net realized gain (loss) on investment and foreign currency transactions	45,843,287	93,987,346
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	39,192,795	(163,001,756)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	124,660,223	(34,624,976)

FUND SHARE TRANSACTIONS:
Fund share sold [49,867,066 and 8,362,595 shares, respectively]	650,589,450	112,634,167
Fund share repurchased [58,991,456 and 20,754,044 shares, respectively]	(747,380,535)	(275,461,801)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(96,791,085)	(162,827,634)

CAPITAL CONTRIBUTIONS (NOTE 4)	657,909	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,527,047	(197,452,610)
NET ASSETS:
Beginning of year	2,949,244,464	3,146,697,074

End of year	$2,977,771,511	$2,949,244,464

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 86.3%
COMMON STOCKS — 39.8%	Shares	Value (Note 2)
Aerospace & Defense — 0.5%
Airbus SE (France)	21,594	$1,426,260
L3 Technologies, Inc.	1,218	185,270
Meggitt PLC (United Kingdom)	158,190	893,335
Northrop Grumman Corp.	7,739	1,799,937
Raytheon Co.	19,773	2,807,766
Safran SA (France)	20,606	1,482,069
Thales SA (France)	27,727	2,686,222
United Technologies Corp.	15,800	1,731,996

		13,012,855

Air Freight & Logistics
Yamato Holdings Co. Ltd. (Japan)	60,000	1,216,261

Airlines — 0.4%
AirAsia Bhd (Malaysia)	609,200	310,564
Delta Air Lines, Inc.(a)	98,328	4,836,754
Deutsche Lufthansa AG (Germany)	56,806	732,273
Japan Airlines Co. Ltd. (Japan)	49,100	1,432,777
Southwest Airlines Co.	39,596	1,973,465
United Continental Holdings, Inc.*	23,605	1,720,332

		11,006,165

Auto Components — 0.3%
Apollo Tyres Ltd. (India)	80,780	219,436
Continental AG (Germany)	13,869	2,671,965
Delphi Automotive PLC	14,470	974,555
Hankook Tire Co. Ltd. (South Korea)*	5,236	251,724
Hyundai Mobis Co. Ltd. (South Korea)*	5,214	1,138,338
Tong Yang Industry Co. Ltd. (Taiwan)	71,000	139,367
Valeo SA (France)	27,200	1,561,498
Xinyi Glass Holdings Ltd. (Hong Kong)*	286,000	232,998

		7,189,881

Automobiles — 0.8%
Astra International Tbk PT (Indonesia)	1,139,900	697,016
Daimler AG (Germany)	27,754	2,059,787
Ferrari NV (Italy)	16,139	939,623
Fuji Heavy Industries Ltd. (Japan)	13,800	562,273
Geely Automobile Holdings Ltd. (China)	555,000	527,503
General Motors Co.	97,351	3,391,709
General Motors Corp. Escrow Shares*^	110,000	11
Guangzhou Automobile Group Co. Ltd. (China) (Class H Stock)	416,000	501,353
Honda Motor Co. Ltd. (Japan)	74,400	2,172,132
Mazda Motor Corp. (Japan)	38,000	618,791
Renault SA (France)	26,958	2,394,331
Suzuki Motor Corp. (Japan)	68,700	2,411,980
Tesla Motors, Inc.*(a)	4,028	860,743
Toyota Motor Corp. (Japan)	41,500	2,433,079

		19,570,331

Banks — 3.7%
Akbank TAS (Turkey)	301,355	667,097
Australia & New Zealand Banking Group Ltd. (Australia)	88,593	1,939,409
Banco do Brasil SA (Brazil)	90,048	777,168
Banco Santander SA (Spain)	128,457	668,270
Bank of America Corp.	255,079	5,637,246
Bank of China Ltd. (China) (Class H Stock)	3,333,000	1,469,607

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Barclays PLC (United Kingdom)	269,629	$739,960
BNP Paribas SA (France)	77,504	4,932,208
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,097,000	694,166
China Construction Bank Corp. (China) (Class H Stock)	2,690,000	2,060,084
China Merchants Bank Co. Ltd. (China) (Class H Stock)	412,500	962,008
Citigroup, Inc.	102,151	6,070,834
Citizens Financial Group, Inc.	49,200	1,752,996
Credit Agricole SA (France)	64,482	798,205
CTBC Financial Holding Co. Ltd. (Taiwan)	663,000	361,672
East West Bancorp, Inc.	29,041	1,476,154
Fifth Third Bancorp	38,700	1,043,739
First Republic Bank	11,100	1,022,754
Hana Financial Group, Inc. (South Korea)	29,351	757,551
HDFC Bank Ltd. (India), ADR	36,584	2,219,916
HSBC Holdings PLC (United Kingdom), (QMTF)	83,942	677,300
HSBC Holdings PLC (United Kingdom), (XHKG)	331,200	2,648,357
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	1,793,000	1,069,045
ING Groep NV (Netherlands)	560,510	7,891,310
Intesa Sanpaolo SpA (Italy)	191,017	483,875
KBC Group NV (Belgium)	19,729	1,219,016
KeyCorp	81,092	1,481,551
Kiatnakin Bank PCL (Thailand), NVDR	162,700	267,440
Krung Thai Bank PCL (Thailand), NVDR	1,543,700	760,638
Lloyds Banking Group PLC (United Kingdom)	1,164,593	894,270
M&T Bank Corp.(a)	14,574	2,279,811
Mitsubishi UFJ Financial Group, Inc. (Japan)	481,200	2,967,717
Mizuho Financial Group, Inc. (Japan)	324,300	581,968
Nordea Bank AB (Sweden)	126,428	1,400,901
OTP Bank PLC (Hungary)	23,392	667,944
PNC Financial Services Group, Inc. (The)	19,700	2,304,112
Sberbank of Russia PJSC (Russia), ADR(a)	119,258	1,381,008
Shinhan Financial Group Co. Ltd. (South Korea)*	28,136	1,055,133
Signature Bank*	11,925	1,791,135
Societe Generale SA (France)	30,259	1,488,349
Standard Bank Group Ltd. (South Africa)	89,530	985,831
Standard Chartered PLC (United Kingdom)*	171,822	1,401,203
Sumitomo Mitsui Financial Group, Inc. (Japan)	128,300	4,886,046
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	14,600	522,369
SunTrust Banks, Inc.	52,888	2,900,907
SVB Financial Group*	1,921	329,759
Thanachart Capital PCL (Thailand)	218,500	268,060
Turkiye Is Bankasi (Turkey) (Class C Stock)	290,627	426,221
US Bancorp	32,600	1,674,662
Wells Fargo & Co.	184,681	10,177,770
Zions Bancorporation	4,487	193,120

		93,127,872

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 0.6%
Anheuser-Busch InBev SA/NV (Belgium)	38,310	$4,054,897
Arca Continental SAB de CV (Mexico)	64,912	337,686
Dr. Pepper Snapple Group, Inc.	11,600	1,051,772
Molson Coors Brewing Co. (Class B Stock)	23,928	2,328,434
Monster Beverage Corp.*	20,298	900,013
PepsiCo, Inc.	31,790	3,326,188
Pernod Ricard SA (France)	17,147	1,855,656
Suntory Beverage & Food Ltd. (Japan)	19,900	824,290
Thai Beverage PCL (Thailand)	492,000	288,261

		14,967,197

Biotechnology — 0.8%
Actelion Ltd. (Switzerland)*	4,973	1,074,708
Alexion Pharmaceuticals, Inc.*	2,184	267,212
Amgen, Inc.	4,357	637,037
Biogen, Inc.*	9,083	2,575,757
BioMarin Pharmaceutical, Inc.*	5,500	455,619
Celgene Corp.*	24,176	2,798,372
Genmab A/S (Denmark)*	8,978	1,487,229
Gilead Sciences, Inc.	40,677	2,912,880
Intercept Pharmaceuticals, Inc.*(a)	5,382	584,754
Kite Pharma, Inc.*(a)	18,815	843,665
Shire PLC	50,599	2,889,182
Spark Therapeutics, Inc.*(a)	10,888	543,311
Vertex Pharmaceuticals, Inc.*	25,977	1,913,726

		18,983,452

Building Products — 0.4%
Allegion PLC	14,274	913,535
China Lesso Group Holdings Ltd. (China)	200,000	129,193
Daikin Industries Ltd. (Japan)	28,500	2,610,853
Fortune Brands Home & Security, Inc.	27,355	1,462,398
Lennox International, Inc.	13,838	2,119,566
Masco Corp.	27,573	871,858
Schweiter Technologies AG (Switzerland)	996	1,124,112

		9,231,515

Capital Markets — 1.3%
Affiliated Managers Group, Inc.*	9,833	1,428,735
Ameriprise Financial, Inc.	3,343	370,872
Bank of New York Mellon Corp. (The)	8,892	421,303
BlackRock, Inc.	4,844	1,843,336
Charles Schwab Corp. (The)	127,869	5,046,989
Credit Suisse Group AG (Switzerland)*	29,234	417,784
Goldman Sachs Group, Inc. (The)	14,123	3,381,752
Intercontinental Exchange, Inc.	56,107	3,165,557
Invesco Ltd.	24,200	734,227
Lazard Ltd. (Class A Stock)	20,443	840,003
Morgan Stanley	93,236	3,939,221
Moscow Exchange MICEX-RTS PJSC (Russia)	292,758	599,554
Nasdaq, Inc.	15,409	1,034,252
Northern Trust Corp.	12,300	1,095,315
S&P Global, Inc.	14,285	1,536,209
T. Rowe Price Group, Inc.	22,300	1,678,298
UBS Group AG (Switzerland)	291,688	4,560,677

		32,094,084

Chemicals — 0.5%
AdvanSix, Inc.*	16,380	362,653

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Akzo Nobel NV (Netherlands)	23,300	$1,455,948
Arkema SA (France)	8,183	799,897
Asahi Kasei Corp. (Japan)	64,000	556,882
BASF SE (Germany)	5,834	540,676
Chr Hansen Holding A/S (Denmark)	17,954	992,953
Covestro AG (Germany), 144A	19,938	1,364,714
E.I. du Pont de Nemours & Co.	22,652	1,662,657
Eastman Chemical Co.	15,378	1,156,579
Hyosung Corp. (South Korea)*	2,656	319,280
Lenzing AG (Austria)	8,518	1,030,867
Mosaic Co. (The)	15,103	442,971
Nitto Denko Corp. (Japan)	7,200	551,240
Shin-Etsu Chemical Co. Ltd. (Japan)	18,700	1,447,174
Sinopec Shanghai Petrochemical Co. Ltd. (China) (Class H Stock)	302,000	163,007
Sumitomo Chemical Co. Ltd. (Japan)	116,000	549,878

		13,397,376

Commercial Services & Supplies — 0.2%
Aggreko PLC (United Kingdom)	27,602	311,584
Waste Connections, Inc. (Canada)	51,134	4,018,621

		4,330,205

Communications Equipment — 0.2%
Accton Technology Corp. (Taiwan)	101,000	158,293
Arista Networks, Inc.*	10,624	1,028,084
Cisco Systems, Inc.	54,500	1,646,990
Harris Corp.	14,116	1,446,467
Palo Alto Networks, Inc.*(a)	7,086	886,104

		5,165,938

Construction & Engineering — 0.1%
HOCHTIEF AG (Germany)	4,659	650,459
Kajima Corp. (Japan)	201,000	1,388,331
Tekfen Holding A/S (Turkey)	170,381	311,909

		2,350,699

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	264,500	715,787
Eagle Materials, Inc.	15,392	1,516,574
HeidelbergCement AG (Germany)	6,126	570,210
Imerys SA (France)	11,425	865,585
LafargeHolcim Ltd. (Switzerland), (XBRN)*	11,215	588,699
LafargeHolcim Ltd. (Switzerland), (XPAR)*	11,205	587,743
Martin Marietta Materials, Inc.	5,300	1,174,109
Vulcan Materials Co.	8,476	1,060,771

		7,079,478

Consumer Finance — 0.3%
Ally Financial, Inc.	57,200	1,087,943
Capital One Financial Corp.	54,812	4,781,799
Discover Financial Services	14,613	1,053,451

		6,923,193

Containers & Packaging — 0.2%
Ball Corp.(a)	20,300	1,523,921
Crown Holdings, Inc.*	10,436	548,621
Graphic Packaging Holding Co.	49,900	622,752

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging (continued)
WestRock Co.	38,826	$1,971,196

		4,666,490

Distributors — 0.1%
Genuine Parts Co.	16,575	1,583,576
Imperial Holdings Ltd. (South Africa)	20,270	268,169
Jardine Cycle & Carriage Ltd. (Singapore)	11,700	332,280
LKQ Corp.*	42,265	1,295,422

		3,479,447

Diversified Consumer Services
Kroton Educacional SA (Brazil)	158,068	647,386
New Oriental Education & Technology Group, Inc. (China), ADR*	5,302	223,214

		870,600

Diversified Financial Services — 0.1%
ORIX Corp. (Japan)	120,700	1,878,606

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	45,960	1,954,679
BT Group PLC (United Kingdom)	260,093	1,174,145
Deutsche Telekom AG (Germany)	70,723	1,213,413
KT Corp. (South Korea)*	487	11,849
LG Uplus Corp. (South Korea)*	36,135	342,484
Nippon Telegraph & Telephone Corp. (Japan)	88,200	3,712,793
Orange SA (France)	136,259	2,066,235
Telecom Italia SpA (Italy)*	1,727,877	1,525,617
Verizon Communications, Inc.	25,545	1,363,592

		13,364,807

Electric Utilities — 0.8%
American Electric Power Co., Inc.	24,200	1,523,631
Duke Energy Corp.	16,500	1,280,730
Edison International	25,210	1,814,868
EDP—Energias do Brasil SA (Brazil)	81,947	337,386
Endesa SA (Spain)	27,476	581,067
Enel SpA (Italy)	1,424,025	6,259,607
Eversource Energy	18,100	999,663
Iberdrola SA (Spain)	191,803	1,255,908
Korea Electric Power Corp. (South Korea)*	19,784	721,682
NextEra Energy, Inc.	19,852	2,371,520
PG&E Corp.	18,449	1,121,146
Pinnacle West Capital Corp.	2,557	199,523
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	39,380	250,942
Vistra Energy Corp.	12,313	190,852
Xcel Energy, Inc.	48,057	1,955,920

		20,864,445

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)*	40,912	860,859
Acuity Brands, Inc.(a)	9,131	2,107,983
China High Speed Transmission Equipment
Group Co. Ltd. (Hong Kong)	118,000	137,352
Gamesa Corp. Tecnologica SA (Spain)	33,107	669,349
Jiangnan Group Ltd. (China)	634,000	88,879
Mitsubishi Electric Corp. (Japan)	49,400	687,113
Nidec Corp. (Japan)	13,100	1,127,788
Schneider Electric SE (France)	24,746	1,719,073

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Vestas Wind Systems A/S (Denmark)	8,629	$558,854

		7,957,250

Electronic Components
Micro-Star International Co. Ltd. (Taiwan)	214,000	485,608

Electronic Equipment, Instruments & Components — 0.5%
AAC Technologies Holdings, Inc. (China)	57,000	515,950
Amphenol Corp. (Class A Stock)	27,662	1,858,886
Arrow Electronics, Inc.*	14,784	1,054,099
Coretronic Corp. (Taiwan)	115,000	120,545
Corning, Inc.	63,099	1,531,413
Elite Material Co. Ltd. (Taiwan)	142,000	394,828
FLEXium Interconnect, Inc. (Taiwan)	135,887	355,845
Keyence Corp. (Japan)	4,800	3,284,398
Kingboard Chemical Holdings Ltd. (Hong Kong)	79,500	240,096
Kingboard Laminates Holdings Ltd. (Hong Kong)	142,065	139,182
Largan Precision Co. Ltd. (Taiwan)	7,000	815,930
LG Display Co. Ltd. (South Korea)	30,171	782,813
Merry Electronics Co. Ltd. (Taiwan)	58,000	216,495
Partron Co. Ltd. (South Korea)	19,653	168,042
Sunny Optical Technology Group Co. Ltd. (China)	39,000	170,001
TE Connectivity Ltd.	5,521	382,495
Zhen Ding Technology Holding Ltd. (Taiwan)	118,000	231,912

		12,262,930

Energy Equipment & Services — 0.2%
Schlumberger Ltd.	21,402	1,796,698
Technip SA (France)	53,970	3,844,392

		5,641,090

Equity Real Estate Investment Trusts (REITs) — 3.2%
American Homes 4 Rent (Class A Stock)	49,581	1,040,209
Apartment Investment & Management Co. (Class A Stock)	49,191	2,235,731
AvalonBay Communities, Inc.	26,400	4,676,758
Boston Properties, Inc.	2,770	348,411
Brandywine Realty Trust	74,000	1,221,739
Brixmor Property Group, Inc.	111,600	2,725,270
Camden Property Trust	30,060	2,527,144
Corporate Office Properties Trust	16,100	502,642
CubeSmart	29,000	776,330
CyrusOne, Inc.	17,000	760,410
Digital Realty Trust, Inc.(a)	15,200	1,493,552
Duke Realty Corp.	33,200	881,792
EastGroup Properties, Inc.	9,800	723,632
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (Turkey)	652,999	553,042
Equinix, Inc.	7,394	2,642,690
Equity LifeStyle Properties, Inc.	12,350	890,435
Equity One, Inc.	44,400	1,362,636
Essex Property Trust, Inc.(a)	9,620	2,236,650
Goodman Group (Australia)	330,394	1,696,784
HCP, Inc.	103,573	3,078,190
Highwoods Properties, Inc.	34,450	1,757,295
Host Hotels & Resorts, Inc.(a)	123,500	2,326,740
Hudson Pacific Properties, Inc., REIT	17,200	598,216

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Kilroy Realty Corp.	19,850	$1,453,417
Kimco Realty Corp.	135,489	3,408,903
Klepierre (France)	42,261	1,658,266
LaSalle Hotel Properties(a)	28,650	872,966
Liberty Property Trust	23,500	928,250
Macerich Co. (The)(a)	33,630	2,382,349
Mid-America Apartment Communities, Inc.	5,600	548,352
National Health Investors, Inc., REIT(a)	19,770	1,466,341
Outfront Media, Inc.	33,500	833,145
Pennsylvania Real Estate Investment Trust	25,400	481,584
Prologis, Inc.	94,164	4,970,918
Public Storage	23,820	5,323,770
Quality Care Properties, Inc.*	30,674	475,447
Rayonier, Inc.	46,766	1,243,976
Realty Income Corp.	14,200	816,216
Regency Centers Corp.	4,150	286,143
Simon Property Group, Inc.	29,468	5,235,580
SL Green Realty Corp.	17,370	1,868,144
Spirit Realty Capital, Inc.	177,700	1,929,822
STORE Capital Corp.	70,500	1,742,055
Sunstone Hotel Investors, Inc.	84,700	1,291,675
Ventas, Inc.	8,100	506,412
Vornado Realty Trust	18,090	1,888,053
Welltower, Inc.	16,200	1,084,266
Weyerhaeuser Co.	20,400	613,836

		80,366,184

Food & Staples Retailing — 0.4%
Casey’s General Stores, Inc.	7,646	908,956
Cencosud SA (Chile)	73,953	207,562
Costco Wholesale Corp.	2,411	386,025
CVS Health Corp.	18,500	1,459,835
Distribuidora Internacional de Alimentacion SA (Spain)	114,815	563,121
Eurocash SA (Poland)	16,091	151,198
Koninklijke Ahold Delhaize NV (Netherlands)	68,101	1,434,416
Kroger Co. (The)	55,779	1,924,933
Pick’n Pay Stores Ltd. (South Africa)	46,887	217,464
Sprouts Farmers Market, Inc.*(a)	27,769	525,389
Walgreens Boots Alliance, Inc.	15,528	1,285,097
X5 Retail Group NV (Russia), GDR, RegS*	11,079	359,514

		9,423,510

Food Products — 0.7%
Amplify Snack Brands, Inc.*(a)	9,800	86,337
Associated British Foods PLC (United Kingdom)	37,406	1,262,164
Charoen Pokphand Foods PCL (Thailand), NVDR	876,100	719,909
Kraft Heinz Co. (The)	7,834	684,065
M Dias Branco SA (Brazil)	4,640	163,962
Marfrig Global Foods SA (Brazil)*	112,369	228,211
Marine Harvest ASA (Norway)*	142,642	2,579,038
Mondelez International, Inc. (Class A Stock)	43,548	1,930,483
Nestle SA (Switzerland)	28,812	2,064,023
NH Foods Ltd. (Japan)	41,000	1,106,039
Post Holdings, Inc.*(a)	13,900	1,117,421
Ros Agro PLC (Russia), GDR, RegS	15,745	209,409
Suedzucker AG (Germany)	37,276	888,536

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Thai Union Group PCL (Thailand), NVDR	353,200	$206,833
Tiger Brands Ltd. (South Africa)	14,903	430,823
TreeHouse Foods, Inc.*(a)	15,200	1,097,288
Tyson Foods, Inc. (Class A Stock)	15,270	941,854
Uni-President Enterprises Corp. (Taiwan)	381,000	628,217
WH Group Ltd. (Hong Kong), 144A	803,500	647,699

		16,992,311

Gas Utilities — 0.1%
China Resources Gas Group Ltd. (China)	370,000	1,036,566
Enagas SA (Spain)	32,769	830,476
Italgas SpA (Italy)*	114,747	451,509

		2,318,551

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories	17,563	674,595
Boston Scientific Corp.*	50,111	1,083,901
Essilor International SA (France)	10,217	1,152,770
Medtronic PLC	9,756	694,920
Novadaq Technologies, Inc. (Canada)*(a)	79,243	561,833
St. Shine Optical Co. Ltd. (Taiwan)	8,000	152,715

		4,320,734

Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc.*(a)	51,657	1,709,847
Aetna, Inc.	27,054	3,354,967
Cigna Corp.	4,000	533,559
Fresenius Medical Care AG & Co. KGaA (Germany)	6,370	538,400
Fresenius SE & Co. KGaA (Germany)	17,776	1,386,725
HCA Holdings, Inc.*	15,200	1,125,104
Humana, Inc.	7,379	1,505,537
Qualicorp SA (Brazil)	34,780	205,707
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	95,500	217,961
Sinopharm Group Co. Ltd. (China) (Class H Stock)	147,200	603,276
UnitedHealth Group, Inc.	76,706	12,276,028

		23,457,111

Health Care Technology
Veeva Systems, Inc. (Class A Stock)*	17,237	701,546

Hotels, Restaurants & Leisure — 0.7%
Accor SA (France)	31,230	1,163,405
Brinker International, Inc.(a)	12,700	629,031
Carnival Corp.	8,128	423,144
Hilton Worldwide Holdings, Inc.	175,291	4,767,915
InterContinental Hotels Group PLC (United Kingdom)	18,166	812,282
La Quinta Holdings, Inc.*	42,500	603,925
Norwegian Cruise Line Holdings Ltd.*	30,028	1,277,091
Oriental Land Co. Ltd. (Japan)	18,300	1,032,882
Red Rock Resorts, Inc. (Class A Stock)	13,000	301,470
Royal Caribbean Cruises Ltd.	10,402	853,380
Sands China Ltd. (Hong Kong)	210,000	905,977
Sodexo SA (France)	6,714	770,859
Starbucks Corp.	47,864	2,657,409
Wynn Macau Ltd. (Macau)	441,600	698,090

		16,896,860

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.4%
Arcelik A/S (Turkey)	47,794	$287,054
Bonava AB (Sweden) (Class B Stock)*	50,057	775,462
D.R. Horton, Inc.	11,958	326,812
Electrolux AB (Sweden) (Class B Stock)	65,366	1,618,530
Mohawk Industries, Inc.*	16,611	3,316,884
MRV Engenharia e Participacoes SA (Brazil)	128,188	430,877
Newell Brands, Inc.	15,140	676,001
Persimmon PLC (United Kingdom)	31,690	691,405
PulteGroup, Inc.	6,300	115,794
Taylor Wimpey PLC (United Kingdom)	345,710	652,042
Toll Brothers, Inc.*	16,767	519,777

		9,410,638

Household Products — 0.1%
Energizer Holdings, Inc.	12,050	537,551
Kimberly-Clark Corp.	4,290	489,575
Procter & Gamble Co. (The)	24,868	2,090,901
Reckitt Benckiser Group PLC (United Kingdom)	6,528	552,977

		3,671,004

Independent Power & Renewable Electricity Producers
China Power International Development Ltd. (China)	828,000	298,976
Dynegy, Inc.*	250	2,115
Huadian Power International Corp. Ltd. (China) (Class H Stock)	698,000	314,997
Huaneng Power International, Inc. (China) (Class H Stock)	466,000	307,597

		923,685

Industrial Conglomerates — 0.7%
Carlisle Cos., Inc.	25,537	2,816,476
CK Hutchison Holdings Ltd. (Hong Kong)	129,000	1,456,211
General Electric Co.	88,731	2,803,900
Honeywell International, Inc.	52,719	6,107,496
Siemens AG (Germany)	36,062	4,415,445
Turkiye Sise ve Cam Fabrikalari A/S (Turkey)	183,634	199,111

		17,798,639

Insurance — 1.9%
Alleghany Corp.*	673	409,265
Allianz SE (Germany)	28,915	4,772,086
Allied World Assurance Co. Holdings AG	21,300	1,144,023
American International Group, Inc.	45,146	2,948,485
Arthur J Gallagher & Co.	28,770	1,494,889
AXA SA (France)	192,608	4,855,434
Chubb Ltd.	40,112	5,299,597
CNO Financial Group, Inc.	32,200	616,629
Hartford Financial Services Group, Inc. (The)	55,170	2,628,851
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	11,397	296,663
Legal & General Group PLC (United Kingdom)	210,539	641,385
Loews Corp.	69,400	3,250,002
Marsh & McLennan Cos., Inc.	19,771	1,336,322
MetLife, Inc.	32,030	1,726,097

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
NN Group NV (Netherlands)	29,139	$986,432
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	526,000	813,549
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	263,500	1,309,090
Prudential PLC (United Kingdom)	297,846	5,944,291
Sompo Holdings, Inc. (Japan)	27,200	918,580
Tokio Marine Holdings, Inc. (Japan)	41,900	1,715,515
Travelers Cos., Inc. (The)	13,200	1,615,944
Unum Group	26,700	1,172,931
XL Group Ltd. (Ireland)	5,007	186,561
Zurich Insurance Group AG (Switzerland)	5,950	1,635,178

		47,717,799

Internet & Direct Marketing Retail — 0.6%
Amazon.com, Inc.*	11,574	8,678,995
Expedia, Inc.	9,800	1,110,144
Netflix, Inc.*	11,609	1,437,194
Priceline Group, Inc. (The)*	1,626	2,383,814
Wayfair, Inc. (Class A Stock)*(a)	20,798	728,970
Zalando SE (Germany), 144A*	11,937	454,733

		14,793,850

Internet Software & Services — 1.5%
Alibaba Group Holding Ltd. (China), ADR*(a)	15,721	1,380,461
Alphabet, Inc. (Class A Stock)*	6,864	5,439,377
Alphabet, Inc. (Class C Stock)*	18,038	13,922,089
Baidu, Inc. (China), ADR*	7,100	1,167,311
CoStar Group, Inc.*	4,438	836,519
Facebook, Inc. (Class A Stock)*	83,293	9,582,860
GoDaddy, Inc. (Class A Stock)*(a)	47,865	1,672,882
NetEase, Inc. (China), ADR	5,077	1,093,281
Tencent Holdings Ltd. (China)	90,800	2,201,638

		37,296,418

IT Services — 0.8%
Accenture PLC (Class A Stock)	13,796	1,615,925
Atos SE (France)	4,375	461,116
Capgemini SA (France)	32,561	2,743,246
Fidelity National Information Services, Inc.	18,719	1,415,905
Mastercard, Inc. (Class A Stock)	34,842	3,597,437
PayPal Holdings, Inc.*	70,903	2,798,541
TravelSky Technology Ltd. (China) (Class H Stock)	144,000	301,793
Vantiv, Inc. (Class A Stock)*	34,427	2,052,538
Visa, Inc. (Class A Stock)(a)	68,982	5,381,976

		20,368,477

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	7,896	359,742
Illumina, Inc.*	12,922	1,654,533
Lonza Group AG (Switzerland)*	4,657	804,866

		2,819,141

Machinery — 0.9%
Atlas Copco AB (Sweden) (Class A Stock)	22,255	675,140
DMG Mori Co. Ltd. (Japan)	99,100	1,200,089
Dover Corp.	14,800	1,108,964
FANUC Corp. (Japan)	7,000	1,171,061

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Hyundai Heavy Industries Co. Ltd. (South Korea)*	2,534	$304,365
Illinois Tool Works, Inc.	9,600	1,175,616
Komatsu Ltd. (Japan)	43,100	976,222
Kubota Corp. (Japan)	102,800	1,464,984
Makita Corp. (Japan)	21,700	1,449,970
Middleby Corp. (The)*	7,152	921,249
NKT Holding A/S (Denmark)	12,277	865,741
PACCAR, Inc.	12,657	808,782
SMC Corp. (Japan)	6,174	1,468,946
Snap-on, Inc.	2,753	471,506
Stanley Black & Decker, Inc.	36,407	4,175,519
VAT Group AG (Switzerland), 144A*	18,802	1,566,541
WABCO Holdings, Inc.*	13,084	1,388,867
Wartsila OYJ Abp (Finland)	20,639	925,381

		22,118,943

Marine
Dfds A/S (Denmark)	18,253	832,214

Media — 1.1%
CBS Corp. (Class B Stock)	40,527	2,578,327
Charter Communications, Inc. (Class A Stock)*	11,581	3,334,402
Clear Channel Outdoor Holdings, Inc. (Class A Stock)	56,000	282,800
Comcast Corp. (Class A Stock)	46,420	3,205,301
Dentsu, Inc. (Japan)	28,900	1,358,974
DISH Network Corp. (Class A Stock)*(a)	54,167	3,137,894
Entercom Communications Corp. (Class A Stock)	38,246	585,164
Media General, Inc.*	42,900	807,807
Naspers Ltd. (South Africa) (Class N Stock) .	9,469	1,382,395
Nexstar Broadcasting Group, Inc. (Class A Stock)(a)	8,700	550,710
Sinclair Broadcast Group, Inc. (Class A Stock)	16,300	543,605
Time Warner, Inc.	37,948	3,663,120
Twenty-First Century Fox, Inc. (Class A Stock)	14,930	418,637
Twenty-First Century Fox, Inc. (Class B Stock)	19,670	536,008
Walt Disney Co. (The)	27,236	2,838,535
WPP PLC (United Kingdom)	118,163	2,629,547

		27,853,226

Metals & Mining — 0.8%
Alcoa Corp.	4,714	132,369
Alrosa PJSC (Russia)	269,220	428,228
AMG Advanced Metallurgical Group NV (Netherlands)	33,494	520,502
APERAM SA (Luxembourg)	20,859	951,923
ArcelorMittal (Luxembourg)*	98,826	726,128
Bekaert SA (Belgium)	26,266	1,061,662
BHP Billiton Ltd. (Australia)	75,122	1,345,801
Boliden AB (Sweden)	48,681	1,264,489
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	328,470	477,903
Glencore PLC (Switzerland)*	304,025	1,027,272

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	168,953	$458,781
Hoa Phat Group JSC (Vietnam)	130,660	247,038
KGHM Polska Miedz SA (Poland)	21,345	469,400
Magnitogorsk Iron & Steel OJSC (Russia)	478,652	259,146
Nippon Steel & Sumitomo Metal Corp. (Japan)	59,700	1,322,286
Norsk Hydro ASA (Norway)	592,185	2,826,340
POSCO (South Korea)	4,007	850,745
Rio Tinto Ltd. (United Kingdom)	20,266	868,220
Rio Tinto PLC (United Kingdom)	69,271	2,644,644
Severstal PJSC (Russia), GDR, RegS	17,100	259,919
South32 Ltd. (Australia)	47,822	94,140
SSAB AB (Sweden)*	244,995	771,197
United States Steel Corp.	5,784	190,930
Vale SA (Brazil), ADR	97,813	745,335

		19,944,398

Multiline Retail — 0.2%
Dollar General Corp.	21,252	1,574,136
Izumi Co. Ltd. (Japan)	20,800	894,351
Kohl’s Corp.	24,900	1,229,562
Marui Group Co. Ltd. (Japan)	66,100	963,053
Nordstrom, Inc.(a)	19,765	947,336

		5,608,438

Multi-Utilities — 0.1%
Ameren Corp.	3,893	204,227
CMS Energy Corp.	5,046	210,015
Innogy SE (Germany), 144A*	13,834	480,705
RWE AG (Germany)*	47,598	590,629
Sempra Energy(a)	8,800	885,632

		2,371,208

Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.	9,394	655,044
Bharat Petroleum Corp. Ltd. (India)	65,651	613,281
Cabot Oil & Gas Corp.	4,364	101,943
Cheniere Energy, Inc.*	12,596	521,852
CNOOC Ltd. (China) (Class H Stock)	929,000	1,154,501
Concho Resources, Inc.*(a)	21,297	2,823,982
ConocoPhillips	26,000	1,303,640
Diamondback Energy, Inc.*	9,302	940,060
EOG Resources, Inc.	43,601	4,408,061
EQT Corp.	34,776	2,274,350
Exxon Mobil Corp.	39,700	3,583,322
Halcon Resources Corp.*(a)	8,184	76,439
Hindustan Petroleum Corp. Ltd. (India)	79,123	513,095
Inpex Corp. (Japan)	126,500	1,264,469
Kinder Morgan, Inc.	63,200	1,308,872
Lukoil PJSC (Russia), ADR	23,233	1,303,371
Marathon Petroleum Corp.	28,000	1,409,800
MOL Hungarian Oil & Gas PLC (Hungary)	5,984	419,602
Occidental Petroleum Corp.	38,210	2,721,698
Oil & Natural Gas Corp. Ltd. (India)	202,035	567,934
Oil Search Ltd. (Australia)	133,982	689,576
PBF Energy, Inc. (Class A Stock)(a)	30,500	850,340
Penn Virginia Corp.*	1,770	86,730
Penn Virginia Corp. NPV*	2,193	107,457

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Phillips 66	16,000	$1,382,560
Pioneer Natural Resources Co.	14,435	2,599,310
Polski Koncern Naftowy ORLEN SA (Poland)	43,390	883,676
PTT PCL (Thailand), NVDR	99,300	1,028,138
Range Resources Corp.	2,614	89,817
Rosneft Oil Co. PJSC (Russia), GDR	131,587	855,316
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	126,685	3,455,420
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XLON)	85,647	2,364,174
SandRidge Energy, Inc.*	6,833	160,917
SK Innovation Co. Ltd. (South Korea)*	4,974	601,943
Snam SpA (Italy)	165,799	681,909
S-Oil Corp. (South Korea)	7,227	505,825
Southwestern Energy Co.*	8,728	94,437
Star Petroleum Refining PCL (Thailand), NVDR	695,100	240,249
Tatneft PJSC (Russia), ADR	13,267	546,866
Thai Oil PCL (Thailand), NVDR	171,000	344,494
TOTAL SA (France)	75,513	3,873,233
TransCanada Corp. (Canada)(a)	17,367	784,120
Tullow Oil PLC (United Kingdom)*	50,950	196,390

		50,388,213

Paper & Forest Products — 0.2%
KapStone Paper and Packaging Corp.	33,800	745,290
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	373,000	287,615
Nine Dragons Paper Holdings Ltd. (Hong Kong)	199,000	179,696
UPM-Kymmene OYJ (Finland)	110,113	2,692,885

		3,905,486

Personal Products — 0.1%
Chlitina Holding Ltd. (China)	42,148	196,088
Coty, Inc. (Class A Stock)	37,784	691,825
Grape King Bio Ltd. (Taiwan)	57,000	330,828
Unilever PLC (United Kingdom)	33,952	1,373,022

		2,591,763

Pharmaceuticals — 2.2%
Allergan PLC*	15,213	3,194,882
Astellas Pharma, Inc. (Japan)	265,500	3,683,376
AstraZeneca PLC (United Kingdom)	33,162	1,810,913
Bayer AG (Germany)	13,384	1,394,396
Bristol-Myers Squibb Co.	39,084	2,284,069
Eli Lilly & Co.	41,491	3,051,663
GlaxoSmithKline PLC (United Kingdom)	191,787	3,683,964
H. Lundbeck A/S (Denmark)*	27,757	1,126,963
Johnson & Johnson	26,537	3,057,328
Merck & Co., Inc.	75,370	4,437,032
Merck KGaA (Germany)	15,526	1,616,587
Novartis AG (Switzerland)	31,700	2,305,335
Novo Nordisk A/S (Denmark) (Class B Stock)	35,654	1,278,987
Pfizer, Inc.	286,172	9,294,867
Revance Therapeutics, Inc.*(a)	24,376	504,583
Roche Holding AG (Switzerland)	34,089	7,770,675

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Sanofi (France)	36,944	$2,987,493
Teva Pharmaceutical Industries Ltd. (Israel), ADR	22,625	820,156
TherapeuticsMD, Inc.*(a)	84,516	487,657

		54,790,926

Professional Services — 0.1%
Equifax, Inc.	9,589	1,133,707
Randstad Holding NV (Netherlands)	20,102	1,088,880

		2,222,587

Real Estate Management & Development — 0.4%
Aldar Properties PJSC (United Arab Emirates)	271,390	193,808
CBRE Group, Inc. (Class A Stock)*	67,539	2,126,803
Cheung Kong Property Holdings Ltd. (Hong Kong)	170,000	1,038,189
China Overseas Land & Investment Ltd. (China)	252,000	663,050
China Resources Land Ltd. (China)	354,000	792,135
China Vanke Co. Ltd. (China) (Class H Stock)	20,600	46,829
Deutsche Wohnen AG (Germany)	20,355	638,467
Emaar Properties PJSC (United Arab Emirates)	122,943	238,365
Hang Lung Properties Ltd. (Hong Kong)	265,000	558,792
Mitsui Fudosan Co. Ltd. (Japan)	115,000	2,662,309

		8,958,747

Road & Rail — 0.2%
Canadian Pacific Railway Ltd. (Canada)	4,353	621,478
East Japan Railway Co. (Japan)	6,400	551,800
Nobina AB (Sweden), 144A	92,119	513,033
Norfolk Southern Corp.	2,678	289,411
Old Dominion Freight Line, Inc.*	13,881	1,190,851
Union Pacific Corp.	8,125	842,400
West Japan Railway Co. (Japan)	7,700	471,671

		4,480,644

Semiconductors & Semiconductor Equipment — 2.2%
Analog Devices, Inc.	22,631	1,643,463
Applied Materials, Inc.	73,016	2,356,226
ASML Holding NV (Netherlands)	28,062	3,144,931
BE Semiconductor Industries NV (Netherlands)	28,182	937,448
Broadcom Ltd. (Singapore)	47,871	8,462,157
Dialog Semiconductor PLC (United Kingdom)*	37,142	1,560,523
Infineon Technologies AG (Germany)	85,400	1,477,210
King Yuan Electronics Co. Ltd. (Taiwan)	151,000	117,682
KLA-Tencor Corp.	12,000	944,160
Lam Research Corp.(a)	9,863	1,042,815
Micron Technology, Inc.*	180,252	3,951,124
NVIDIA Corp.(a)	16,090	1,717,447
NXP Semiconductors NV (Netherlands)*	20,148	1,974,706
ON Semiconductor Corp.*	20,100	256,476
QUALCOMM, Inc.	26,464	1,725,453
Silicon Motion Technology Corp. (Taiwan), ADR(a)	12,323	523,481
SK Hynix, Inc. (South Korea)	109,224	4,019,016

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
STMicroelectronics NV (Switzerland)	197,057	$2,233,540
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	212,000	1,187,466
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	210,916	6,063,836
Texas Instruments, Inc.	59,213	4,320,773
Tokyo Electron Ltd. (Japan)	47,100	4,429,728
Win Semiconductors Corp. (Taiwan)	80,770	226,557
Xinyi Solar Holdings Ltd. (China)*	490,000	158,590

		54,474,808

Software — 1.0%
Adobe Systems, Inc.*	26,397	2,717,571
Electronic Arts, Inc.*	35,344	2,783,693
Guidewire Software, Inc.*	14,021	691,656
Microsoft Corp.	185,970	11,556,176
NCSoft Corp. (South Korea)*	2,393	489,503
Oracle Corp.	10,666	410,108
salesforce.com, Inc.*	16,478	1,128,084
SAP SE (Germany)	21,750	1,881,491
ServiceNow, Inc.*	16,771	1,246,756
Software AG (Germany)	20,057	726,937
Splunk, Inc.*(a)	20,812	1,064,534
Workday, Inc. (Class A Stock)*(a)	4,193	277,115

		24,973,624

Specialty Retail — 0.6%
AutoZone, Inc.*	1,380	1,089,910
Bed Bath & Beyond, Inc.(a)	20,600	837,183
Best Buy Co., Inc.	23,400	998,477
Dixons Carphone PLC (United Kingdom)	317,266	1,385,663
Gap, Inc. (The)(a)	29,400	659,736
Home Depot, Inc. (The)	28,984	3,886,175
Kingfisher PLC (United Kingdom)	151,601	653,159
Lowe’s Cos., Inc.	31,418	2,234,448
Nebraska Book Holdings, Inc.*	1,680	12
O’Reilly Automotive, Inc.*(a)	721	200,734
Tiffany & Co.(a)	17,800	1,378,254
TJX Cos., Inc. (The)	29,148	2,189,889
Ulta Salon Cosmetics & Fragrance, Inc.*	3,506	893,820

		16,407,460

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.	74,307	8,606,237
Catcher Technology Co. Ltd. (Taiwan)	50,000	345,585
Hewlett Packard Enterprise Co.	45,000	1,041,300
HP, Inc.	52,997	786,475
Logitech International SA (Switzerland)	51,347	1,277,945
Pegatron Corp. (Taiwan)	159,000	378,266
Samsung Electronics Co. Ltd. (South Korea)	2,961	4,406,895
Samsung Electronics Co. Ltd. (South Korea), GDR	5,471	4,086,836

		20,929,539

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	7,718	1,217,273
Burberry Group PLC (United Kingdom)	71,825	1,323,666
Cie Financiere Richemont SA (Switzerland)	15,720	1,038,944
Columbia Sportswear Co.	13,500	787,050

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Hanesbrands, Inc.	32,200	$694,554
Kering (France)	13,773	3,089,346
LVMH Moet Hennessy Louis Vuitton SE (France)	7,577	1,444,724
Shenzhou International Group Holdings Ltd. (China)	38,000	239,578

		9,835,135

Thrifts & Mortgage Finance
Housing Development Finance Corp. Ltd. (India)	52,356	970,990

Tobacco — 0.5%
British American Tobacco PLC (United Kingdom)	111,033	6,292,880
Imperial Brands PLC (United Kingdom)	82,367	3,589,620
Japan Tobacco, Inc. (Japan)	74,900	2,458,490
KT&G Corp. (South Korea)	15,676	1,311,295

		13,652,285

Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc.*	38,555	1,638,973
Mitsubishi Corp. (Japan)	108,400	2,302,270
Mitsui & Co. Ltd. (Japan)	39,700	543,982
Travis Perkins PLC (United Kingdom)	30,810	550,769
Wolseley PLC (Switzerland)	26,359	1,609,126

		6,645,120

Transportation Infrastructure
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	262,000	223,196
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	314,000	298,928

		522,124

Wireless Telecommunication Services — 0.3%
KDDI Corp. (Japan)	87,700	2,214,687
Mobile TeleSystems PJSC (Russia), ADR	62,295	567,507
NII Holdings, Inc.*	8,909	19,154
NTT DOCOMO, Inc. (Japan)	24,300	552,710
T-Mobile US, Inc.*	13,300	764,883
Vodafone Group PLC (United Kingdom)	1,301,518	3,202,898

		7,321,839

TOTAL COMMON STOCKS (cost $927,296,562)		1,002,193,950

PREFERRED STOCKS — 1.1%
Aerospace & Defense
Arconic, Inc., 5.375%	14,816	446,702

Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	9,209	1,288,501

Banks — 0.2%
Bank of America Corp., Series L, 7.250%	1,850	2,158,580
Wells Fargo & Co., Series L, CVT, 7.500%	2,107	2,507,330

		4,665,910

Chemicals
Braskem SA (Brazil) (PRFC A)	30,563	321,622

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance — 0.1%
Mandatory Exchangeable Trust (China), CVT, 144A, 5.750%	30,402	$3,321,419

Diversified Financial Services
GMAC Capital Trust I, Series 2, 6.907%	3,000	76,200

Diversified Telecommunication Services
Frontier Communications Corp., Series A, 11.125%	8,328	591,954

Electric Utilities — 0.1%
Cia Energetica de Minas Gerais (Brazil) (PRFC)	80,843	191,508
Exelon Corp., 6.500%	14,936	723,052
NextEra Energy, Inc., 6.123%	19,401	950,261

		1,864,821

Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp., 5.500%	9,868	1,031,206
Welltower, Inc., Series I, 6.500%	8,804	529,825

		1,561,031

Food Products
Bunge Ltd., 4.875%	4,300	439,073
Tyson Foods, Inc., 4.750%	3,005	203,288

		642,361

Health Care Providers & Services
Anthem, Inc., 5.250%	7,235	339,683

Household Products — 0.2%
Henkel AG & Co. KGaA (Germany) (PRFC)	33,424	3,978,799

Insurance
XLIT Ltd. (Ireland), Series D, 4.143%	350	270,375

Metals & Mining
Metalurgica Gerdau SA (Brazil) (PRFC)*	125,070	184,452

Multi-Utilities
Dominion Resources, Inc., 6.375%	19,596	980,976

Oil, Gas & Consumable Fuels — 0.1%
Hess Corp., 8.000%	6,481	477,390
Kinder Morgan, Inc., Series A, 9.750%(a)	17,989	875,165
Southwestern Energy Co., 6.250%	19,861	505,860
Surgutneftegas OJSC (Russia) (PRFC)	950,258	497,068

		2,355,483

Pharmaceuticals — 0.2%
Allergan PLC, Series A, 5.500%	2,709	2,065,504
Teva Pharmaceutical Industries Ltd. (Israel), 7.000%	2,468	1,591,860

		3,657,364

Wireless Telecommunication Services
T-Mobile US, Inc., 5.500%	9,287	877,064

TOTAL PREFERRED STOCKS (cost $28,535,784)		27,424,717

	Units
WARRANTS*
Specialty Retail
Nebraska Book Holdings, Inc., Series A, expiring 06/29/19^	1,980	—

WARRANTS* (continued)		Units	Value (Note 2)
Specialty Retail (continued)
Nebraska Book Holdings, Inc., Series B, expiring 06/29/19^		4,243	$—

			—

TOTAL WARRANTS (cost $1)			—

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.4%
Non-Residential Mortgage-Backed Securities
CPS Auto Receivables Trust, Series 2013-A, Class A, 144A
1.310%	06/15/20	138	137,820
CPS Auto Trust, Series 2012-C, Class A, 144A
1.820%	12/16/19	65	65,045
Series 2012-D, Class A, 144A
1.480%	03/16/20	61	60,833
Flagship Credit Auto Trust, Series 2013-2, Class A, 144A
1.940%	01/15/19	17	17,259
Securitized Asset-Backed Receivables LLC Trust, Series 2006-NC3, Class A1
0.896%(c)	09/25/36	189	128,667
Series 2006-NC3, Class A2B
0.906%(c)	09/25/36	316	158,737
Series 2007-NC2, Class A2B
0.896%(c)	01/25/37	72	46,688

			615,049

Residential Mortgage-Backed Securities — 0.4%
Accredited Mortgage Loan Trust, Series 2003-3, Class A1
5.210%	01/25/34	134	130,801
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2B
0.846%(c)	07/25/36	347	126,660
Ameriquest Mortgage Securities Trust, Series 2006-M3, Class A2B
0.856%(c)	10/25/36	149	65,188
Series 2006-M3, Class A2C
0.916%(c)	10/25/36	244	107,617
Series 2006-M3, Class A2D
0.996%(c)	10/25/36	91	40,381
Argent Securities Trust, Series 2006-M2, Class A2D
0.996%(c)	09/25/36	187	73,466
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-W4, Class A2D
1.136%(c)	02/25/36	89	62,587
Asset-Backed Funding Certificates Trust, Series 2006-OPT2, Class A2
0.896%(c)	10/25/36	340	288,707
Bear Stearns Asset-Backed Securities Trust, Series 2003-SD1, Class A
1.656%(c)	12/25/33	166	158,356

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Carrington Mortgage Loan Trust, Series 2006-FRE2, Class A2
0.876%(c)	10/25/36	189	$115,653
Centex Home Equity Loan Trust, Series 2004-D, Class AF4
5.180%	06/25/32	13	12,972
Countrywide Asset-Backed Certificates, Series 2007-2, Class 2A3
0.896%(c)	08/25/37	193	182,514
Series 2007-7, Class 2A3
0.986%(c)	10/25/47	356	337,368
Countrywide Asset-Backed Certificates Trust, Series 2006-17, Class 2A2
0.906%(c)	03/25/47	193	180,229
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1A2, 144A
5.150%	01/25/43	18	18,297
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB4, Class AV4
0.996%(c)	05/25/36	57	44,495
Series 2006-CB8, Class A1
0.896%(c)	10/25/36	207	158,166
CSAB Mortgage-Backed Trust, Series 2006-2, Class A2
0.926%(c)	09/25/36	118	49,500
Equity One Mortgage Pass-Through Trust, Series 2003-2, Class M1
5.050%(c)	09/25/33	94	94,250
Fieldstone Mortgage Investment Trust, Series 2006-2, Class 2A3
0.854%(c)	07/25/36	70	39,299
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D
0.996%(c)	10/25/36	215	155,543
Series 2006-FF16, Class 2A3
0.896%(c)	12/25/36	187	113,142
Fremont Home Loan Trust, Series 2006-B, Class 2A3
0.916%(c)	08/25/36	322	132,816
Series 2006-B, Class 2A4
0.996%(c)	08/25/36	141	59,009
GMAT Trust, Series 2013-1A, Class A, 144A
6.967%	11/25/43	144	143,800
GSAA Home Equity Trust, Series 2007-5, Class 1AV1
0.856%(c)	03/25/47	100	47,704
GSAMP Trust, Series 2006-FM1, Class A1
0.916%(c)	04/25/36	238	165,223
Series 2006-FM2, Class A2C
0.906%(c)	09/25/36	64	29,094
Series 2006-FM2, Class A2D
0.996%(c)	09/25/36	104	48,705
Series 2006-HE3, Class A2C
0.916%(c)	05/25/46	280	259,737
Series 2007-HE1, Class A2C
0.906%(c)	03/25/47	379	328,184

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-C, Class 2A
0.886%(c)	08/25/36	207	$169,583
Series 2006-C, Class 3A3
0.906%(c)	08/25/36	116	107,779
Series 2006-D, Class 1A
0.896%(c)	11/25/36	249	200,294
Series 2006-E, Class 2A3
0.926%(c)	04/25/37	225	151,650
Series 2007-B, Class 2A3
0.956%(c)	07/25/37	271	168,285
JPMorgan Mortgage Acquisition Trust, Series 2006-CW2, Class AV4
0.906%(c)	08/25/36	50	48,450
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A2
0.866%(c)	11/25/36	98	45,836
Series 2006-HE4, Class A3
0.906%(c)	11/25/36	125	58,987
Series 2006-NC3, Class A1
0.886%(c)	10/25/36	180	106,867
Merrill Lynch Mortgage Investors Trust, Series 2007-HE3, Class A1
0.826%(c)	04/25/47	96	54,110
Mid-State Capital Corp. Trust, Series 2006-1, Class A, 144A
5.787%	10/15/40	628	670,131
Nationstar Home Equity Loan Trust, Series 2007-C, Class 1AV1
0.931%(c)	06/25/37	174	149,809
New Century Home Equity Loan Trust, Series 2006-2, Class A2B
0.916%(c)	08/25/36	195	162,918
NovaStar Mortgage Funding Trust, Series 2006-4, Class A2C
0.906%(c)	09/25/36	203	112,793
Series 2006-4, Class A2D
1.006%(c)	09/25/36	80	45,403
Series 2007-1, Class A1A
0.886%(c)	03/25/37	326	211,185
Series 2007-1, Class A2C
0.936%(c)	03/25/37	470	239,606
RAMP Trust, Series 2005-EFC6, Class M1
1.166%(c)	11/25/35	227	225,633
RASC Trust, Series 2004-KS5, Class AI5
5.004%	06/25/34	273	273,454
Series 2007-KS3, Class AI3
1.006%(c)	04/25/37	146	138,883
SG Mortgage Securities Trust, Series 2006-FRE1, Class A2B
0.936%(c)	02/25/36	140	78,153
Structured Asset Investment Loan Trust, Series 2006-4, Class A1
0.929%(c)	07/25/36	279	174,584
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC5, Class A4
0.926%(c)	12/25/36	59	54,327

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-AL1, Class A2
3.450%	02/25/32	101	$100,596
WaMu Asset-Backed Certificates Trust, Series 2007-HE2, Class 2A4
1.116%(c)	04/25/37	323	150,381
Series 2007-HE4, Class 1A
0.926%(c)	07/25/47	364	231,319
Westgate Resorts LLC, Series 2014-1A, Class A, 144A
2.150%	12/20/26	1,445	1,428,555

			9,329,034

TOTAL ASSET-BACKED SECURITIES (cost $10,165,362)			9,944,083

BANK LOANS(c) — 0.5%
Automobiles
Chrysler Group LLC, Term Loan B
3.500%	05/24/17	355	355,746

Biotechnology
Concordia Healthcare Corp., Initial Dollar Term loan
5.250%	10/21/22	321	249,268

Building Products
Continental Building Products, Inc., Term Loan
3.748%	08/18/23	69	69,218

Chemicals
DuPont Performance, Refinanced Term Loan B
3.250%	02/01/23	69	70,159

Commercial Services
Syniverse Holdings, Inc., Initial Term Loan
4.000%	04/30/19	59	51,010

Commercial Services & Supplies — 0.1%
Camelot US Aquisition 1 Co., Initial term Loan
4.750%	09/15/23	82	82,662
Freedom Group, Inc., Term Loan B
5.500%	04/19/19	388	368,187
Spin Holdco, Inc., Term Loan
4.250%	11/14/19	87	87,037
UFC Holdings LLC, Term Loan (Second Lien)
8.500%	07/26/24	72	72,735

			610,621

Cosmetics/Personal Care
Revlon Consumer Products Corp., Initial Term Loan B
4.250%	09/07/23	36	36,216

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
BANK LOANS(c) (continued)
Distribution/Wholesale
Univar USA, Inc., Term Loan
4.250%	07/01/22	39		$38,740

Diversified Financial Services
Gulf Finance LLC, Tranche Term Loan B^
6.250%	07/27/23	244		245,609
National Financial Partners Corp., 2014 Specified Refinancing Term Loan
6.250%	07/01/20	64		64,071

				309,680

Electric
Texas Competitive Electric Holdings Co. LLC, Initial Term Loan
5.000%	08/04/23	204		205,894
Initial Term Loan C
5.000%	08/04/23	46		46,958
Vistra Operations Co. LLC, Incremental Term Loan
4.000%	12/12/23	222		224,775

				477,627

Electric Utilities
Energy Future Intermediate Holdings Co. LLC, 2016 Additional Term Loan (DIP)
4.250%	06/30/17	20		19,798

Electrical Components & Equipment
Cortes NP Acquisition Corp., Term Loan
9.250%	09/26/23	204		205,609

Food Products
Dole Food Co., Inc., Tranche Term Loan B
4.500%	11/01/18	39		38,918
4.551%	11/01/18	18		17,640
4.748%	11/01/18	18		17,640
4.756%	11/01/18	18		17,640
6.250%	11/01/18	—	(r)	77

				91,915

Foods — 0.1%
Albertson’s LLC, 2016-1 Term Loan B-5
4.250%	12/21/22	171		173,525
Moran Foods LLC, Term Loan^
7.000%	11/29/23	525		522,375
Pinnacle Foods Finance LLC, Fourth Amendment Tranche Term Loan I
3.506%	01/13/23	35		35,069
Tranche Term Loan G
3.387%	04/29/20	630		633,807
SUPERVALU, Inc., New Term Loan
5.500%	03/18/19	77		77,004

				1,441,780

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Health Care Equipment & Supplies
CHG Healthcare Services, Inc., Term Loan (First Lien)
4.750%	05/19/23	278	$279,835

Health Care Providers & Services
Multiplan, Inc., Initial Term Loan
5.000%	05/16/23	71	72,152
National Mentor Holdings, Inc., Tranche Term Loan B
4.250%	01/31/21	69	68,804

			140,956

Healthcare-Services
CHS/Community Health Systems, Inc., 2021 Incremental Term Loan H
4.000%	01/27/21	32	30,696

Household Products/Wares
Zep, Inc., 2016 Term Loan^
5.000%	06/27/22	211	212,447

Industrial Conglomerates
Rexnord LLC/RBS Global, Inc., Refinancing Term Loan B
3.750%	08/21/23	82	82,666

Insurance
Alliant Holdings I LLC, Initial Term Loan
4.753%	08/01/22	133	133,307
USI, Inc., Initial Term Loan
4.250%	12/27/19	151	151,420

			284,727

Internet Software & Services
Consolidated Communications, Inc., Term Loan
4.000%	10/05/23	109	109,545
Genesys Telecom Holdings U.S., Inc., Term Loan
6.000%	11/17/23	94	95,214
GoDaddy Operating Co. LLC, Initial Term Loan
4.250%	05/01/21	75	75,851

			280,610

Leisure Time
Delta 2 Lux Sarl, Facility Term Loan B-3
5.068%	07/29/22	380	383,461
Intrawest Operations Group LLC, Initial Term Loan
4.500%	12/09/20	200	201,582

			585,043

Machinery-Diversified
Piscine US Acquisition LLC, Term Loan
5.500%	12/12/23	100	100,563

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Media — 0.1%
iHeartCommunications, Inc., Tranche Term Loan D
7.520%	01/30/19		239	$193,642
Tranche Term Loan E^
8.270%	07/30/19		250	204,195
Radiate Finance, Inc., Term Loan
4.250%	12/12/23		60	60,312
Univision Communications, Inc., Replacement Term Loan (First-Lien)
4.000%	03/01/20		529	530,384
Vertis, Inc., Term Loan^
11.500%	12/20/15	(d)	354	—

				988,533

Multiline Retail
Sears Roebuck Acceptance Corp., 2015 Term Loan
5.500%	06/30/18		126	120,987

Oil & Gas — 0.1%
California Resources Corp., Term Loan
11.375%	08/05/21		410	454,588
Chesapeake Energy Corp., Term Loan (Class A)
8.500%	08/15/21		362	393,855
CITGO Holding, Inc., Term Loan
9.500%	05/12/18		410	414,674
EP Energy LLC, Term Loan
9.750%	06/30/21		616	642,950
MEG Energy Corp., Incremental Term Loan
3.750%	03/31/20		27	26,365
Shelf Drilling, Term Loan
10.000%	10/01/18		50	35,375
Western Refining, Inc., 2016 Incremental Term Loan
5.500%	06/23/23		168	168,885

				2,136,692

Oil, Gas & Consumable Fuels
Alon USA Partners LP, Tranche Term Loan B^
9.250%	11/13/18		27	26,533
EXCO Resources, Inc., Term Loan
12.500%	10/19/20		70	49,228
Fieldwood Energy LLC, Closing Date Loan (Second Lien)^
8.375%	09/25/20		150	105,000
NFR Energy, Term Loan (Second Lien)
8.750%	01/18/18		76	1,795

				182,556

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Pharmaceuticals
Valeant Pharmaceuticals International, Tranche Term Loan B (Series F-1)
5.500%	03/16/22	164	$164,097

Real Estate Management & Development
Lightstone HoldCo LLC, Term Loan
6.000%	12/31/23	110	111,246

Retail
J.Crew Group, Inc., Term Loan
4.000%	02/28/21	334	185,920
Landry’s Inc., Term Loan B
4.000%	09/22/23	153	154,454
Rite Aid Corp., Tranche Term Loan 1 (Second Lien)
5.750%	08/21/20	30	30,103
Tranche Term Loan 2 (Second Lien)
4.875%	06/21/21	142	141,962

			512,439

Software — 0.1%
Dell Software Group, Term Loan
7.000%	10/31/22	130	131,544
DTI Holdco, Inc., Term Loan
6.250%	09/19/23	89	87,197
Emdeon Business Services LLC, Term Loan B-2
3.750%	11/02/18	293	293,115
First Data Corp., 2021C New Dollar Term Loan
3.756%	03/24/21	331	329,491
2022C New Dollar Term Loan
3.756%	07/10/22	77	76,313
Infor US, Inc., Tranche Term Loan B-5
3.750%	06/03/20	170	169,505

			1,087,165

Telecommunications
Avaya, Inc., Replacement Term Loan B-6
6.500%	03/31/18	190	165,062
Term Loan B-3
5.390%	10/26/17	90	78,413
Cincinnati Bell, Inc., Tranche Term Loan B
4.000%	09/10/20	38	38,085

			281,560

Transportation
XPO Logistics, Inc., Refinanced Term Loan
4.250%	10/31/21	80	80,968

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Transportation Infrastructure
Floatel Delaware LLC/Floatel International Ltd., Initial Term Loan^
6.000%	06/27/20	32	$25,593

TOTAL BANK LOANS (cost $12,247,891)			11,716,766

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
A10 Securitization LLC, Series 2013-1, Class A, 144A
2.400%	11/15/25	11	11,412
A10 Term Asset Financing LLC, Series 2013-2, Class A, 144A
2.620%	11/15/27	343	341,143
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4
5.889%(c)	07/10/44	14	14,241
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM
4.727%	07/10/43	111	111,084
BB-UBS Trust, Series 2012-TFT, Class A, 144A
2.892%	06/05/30	386	381,269
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AM
5.711%(c)	06/11/40	905	916,842
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.758%(c)	07/10/38	726	725,470
Series 2015-CR23, Class CMD, 144A
3.807%(c)	05/10/48	230	214,705
Fannie Mae-Aces, Series 2011-M2, Class A2
3.645%	04/25/21	1,239	1,290,431
Series 2011-M4, Class A2
3.726%	06/25/21	1,430	1,506,657
Series 2014-M3, Class A2
3.476%(c)	01/25/24	2,290	2,389,998
Series 2014-M9, Class A2
3.103%(c)	07/25/24	2,800	2,839,641
Series 2015-M2, Class A3
3.160%(c)	12/25/24	3,824	3,869,877
Series 2015-M5, Class A1
2.964%(c)	03/25/25	3,946	3,977,348
Series 2015-M10, Class A2
3.095%(c)	04/25/27	1,579	1,582,500
FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2
3.490%	01/25/24	3,800	4,006,138
Series K708, Class X1, IO
1.461%(c)	01/25/19	15,745	402,128
Series KSMC, Class A2
2.615%	01/25/23	2,085	2,089,588
GS Mortgage Securities Trust, Series 2011-GC5, Class D, 144A
5.400%(c)	08/10/44	1,755	1,743,460

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A4
3.494%	01/15/48		1,960	$2,011,889
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM
5.455%	02/15/40		1,460	1,461,082
Series 2007-C7, Class A3
5.866%(c)	09/15/45		716	733,425
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class X, IO, 144A
0.291%(c)	02/12/44		15,855	193
Morgan Stanley Re-REMIC Trust, Series 2012-IO, Class AXA, 144A^
1.000%	03/27/51		302	299,942
UBS Commercial Mortgage Trust, Series 2012-C1, Class D, 144A
5.546%(c)	05/10/45		1,560	1,559,825
Series 2012-C1, Class XA, 144A
2.089%(c)	05/10/45		4,154	370,954
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4
3.525%	05/10/63		647	677,392
Velocity Commercial Capital Loan Trust, Series 2015-1, Class M3, 144A
7.050%(c)	06/25/45		125	121,472
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		1,049	1,058,539
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class D, 144A
4.207%(c)	03/15/45		1,125	1,024,865

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $38,097,716)				37,733,510

CONVERTIBLE BONDS — 3.7%
Aerospace & Defense — 0.1%
Airbus SE (France), Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	06/14/21	EUR	800	924,735
0.000%(ss)	07/01/22	EUR	300	325,144
MTU Aero Engines AG (Germany), Sr. Unsec’d. Notes, RegS
0.125%	05/17/23	EUR	400	476,473
Safran SA (France), Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/31/20	EUR	652	656,141

				2,382,493

Airlines
Air France-Klm (France), Gtd. Notes
2.030%	02/15/23	EUR	2,120	233,227

Apparel — 0.1%
adidas AG (Germany), Sr. Unsec’d. Notes, RegS
0.250%	06/14/19	EUR	200	386,429

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Apparel (continued)
Asics Corp. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/01/19	JPY	40,000	$378,182
LVMH Moet Hennessy Louis Vuitton SE (France), Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/16/21		176	467,274
Shenzhou International Group Holdings Ltd. (China), Sr. Unsec’d. Notes, RegS
0.500%	06/18/19	HKD	2,000	339,803

				1,571,688

Auto Manufacturers — 0.1%
Suzuki Motor Corp. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/31/21	JPY	90,000	916,364
Tesla Motors, Inc., Sr. Unsec’d. Notes
0.250%	03/01/19		1,223	1,135,861
1.250%	03/01/21		620	536,688
1.500%	06/01/18		298	517,403

				3,106,316

Auto Parts & Equipment
Valeo SA (France), Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	06/16/21		200	215,750

Banks — 0.1%
National Bank of Abu Dhabi PJSC (United Arab Emirates), Sr. Unsec’d. Notes, MTN, RegS
1.000%	03/12/18		600	594,000
Shizuoka Bank Ltd. (The) (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	04/25/18		400	392,500
Yamaguchi Financial Group, Inc. (Japan), Sr. Unsec’d. Notes, RegS
0.497%(c)	03/26/20		300	310,425

				1,296,925

Biotechnology — 0.1%
Illumina, Inc., Sr. Unsec’d. Notes
0.000%(ss)	06/15/19		533	508,682
0.500%	06/15/21		344	329,595
Ionis Pharmaceuticals, Inc., Sr. Unsec’d. Notes
1.000%	11/15/21		386	389,136
Medicines Co. (The), Sr. Unsec’d. Notes, 144A
2.750%	07/15/23		300	288,563

				1,515,976

Building Materials
Cemex SAB de CV (Mexico), Sub. Notes
3.750%	03/15/18		500	560,938
LIXIL Group Corp. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/04/20	JPY	20,000	176,684

				737,622

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Chemicals — 0.1%
Brenntag Finance BV (Germany), Gtd. Notes, RegS
1.875%	12/02/22			250	$257,625
Kansai Paint Co. Ltd. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/17/22		JPY	30,000	263,743
OCI NV (Netherlands), Sr. Unsec’d. Notes, MTN, RegS
3.875%	09/25/18		EUR	200	201,583
Toray Industries, Inc. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	08/30/19		JPY	30,000	300,193
0.000%(ss)	08/31/21		JPY	30,000	320,471

					1,343,615

Coal
RAG-Stiftung (Germany), Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	02/18/21		EUR	300	341,060
Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/31/18		EUR	400	431,167

					772,227

Commercial Services
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, RegS
1.750%	06/19/24			600	590,400
Toppan Printing Co. Ltd. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/19/19		JPY	30,000	292,428

					882,828

Cosmetics/Personal Care
Unicharm Corp. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/25/20		JPY	30,000	308,021

Diversified Financial Services — 0.1%
Blackhawk Network Holdings, Inc., Sr. Unsec’d. Notes, 144A
1.500%	01/15/22	(a)		292	299,300
Brait SE (South Africa), Sr. Unsec’d. Notes, RegS
2.750%	09/18/20		GBP	300	343,842
China Overseas Finance Investment Cayman V Ltd. (Hong Kong), Gtd. Notes, RegS
0.000%(ss)	01/05/23			800	799,000
Haniel Finance Deutschland GmbH (Germany), Gtd. Notes, RegS
0.000%(ss)	05/12/20		EUR	300	335,691
Magyar Nemzeti Vagyonkezelo Zrt (Hungary), Gov’t. Gtd. Notes, RegS
3.375%	04/02/19		EUR	500	615,802
Mebuki Financial Group, Inc. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	04/24/19			400	399,000
Remgro Jersey GBP Ltd. (South Africa), Sr. Sec’d. Notes, RegS
2.625%	03/22/21		GBP	200	246,728

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Diversified Financial Services (continued)
Solidium Oy (Finland), Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/04/18		EUR	200	$221,057

					3,260,420

Electric — 0.1%
CEZ MH BV (Czech Republic), Gtd. Notes, MTN, RegS
0.000%(ss)	08/04/17		EUR	400	467,378
Chugoku Electric Power Co., Inc. (The) (Japan), Sr. Sec’d. Notes, RegS
0.000%(ss)	03/25/20		JPY	60,000	521,968
Tohoku Electric Power Co., Inc. (Japan), Sr. Sec’d. Notes, RegS
0.000%(ss)	12/03/20		JPY	60,000	531,337

					1,520,683

Electrical Components & Equipment
Bekaert SA (Belgium), Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/09/21		EUR	300	321,323
SunPower Corp., Sr. Unsec’d. Notes
0.875%	06/01/21			279	183,094

					504,417

Electronics
Zhen Ding Technology Holding Ltd. (Taiwan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/26/19			200	198,950

Energy-Alternate Sources
SolarCity Corp., Sr. Unsec’d. Notes
1.625%	11/01/19	(a)		306	258,379

Engineering & Construction — 0.1%
Acciona SA (Spain), Sr. Unsec’d. Notes, RegS
3.000%	01/30/19		EUR	200	266,364
Balfour Beatty Finance No.2 Ltd. (United Kingdom), Gtd. Notes, RegS
1.875%	12/03/18		GBP	100	123,364
China Railway Construction Corp. Ltd. (China), Sr. Unsec’d. Notes, RegS
0.000%(ss)	01/29/21			250	287,813
Dycom Industries, Inc., Sr. Unsec’d. Notes
0.750%	09/15/21			354	386,303
OHL Investments SA (Spain), Sr. Sec’d. Notes, RegS
4.000%	04/25/18		EUR	200	191,583

					1,255,427

Foods
J Sainsbury PLC (United Kingdom), Sr. Unsec’d. Notes, RegS
1.250%	11/21/19		GBP	200	253,679
Marine Harvest ASA (Norway), Sr. Unsec’d. Notes, RegS
0.125%	11/05/20		EUR	300	388,271

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#			Value (Note 2)
CONVERTIBLE BONDS (continued)
Foods (continued)
NH Foods Ltd. (Japan), Sr. Unsec’d. Notes
0.000%(ss)	09/26/18	JPY	20,000		$244,706
Shoprite Investments Ltd. (South Africa), Gtd. Notes
6.500%	04/03/17	ZAR	—	(r)	204,329

					1,090,985

Forest Products & Paper
Daio Paper Corp. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/17/20	JPY	40,000		350,802

Gas
CenterPoint Energy, Inc., Sub. Notes
2.018%	09/15/29		992		666,164
ENN Energy Holdings Ltd. (China), Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/26/18		500		504,750

					1,170,914

Healthcare-Products — 0.1%
NuVasive, Inc., Sr. Unsec’d. Notes, 144A
2.250%	03/15/21		442		561,064
QIAGEN NV, Sr. Unsec’d. Notes, RegS
0.375%	03/19/19		200		224,900
Terumo Corp. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/04/19	JPY	30,000		311,872
0.000%(ss)	12/06/21	JPY	30,000		319,572
Wright Medical Group, Inc., Sr. Unsec’d. Notes
2.000%	02/15/20		476		495,933

					1,913,341

Healthcare-Services — 0.1%
Anthem, Inc., Sr. Unsec’d. Notes
2.750%	10/15/42		291		579,090
Fresenius Medical Care AG & Co. KGaA (Germany), Gtd. Notes, RegS
1.125%	01/31/20	EUR	300		394,903
Fresenius SE & Co. KGaA (Germany), Gtd. Notes, RegS
0.000%(ss)	09/24/19	EUR	400		640,898
Molina Healthcare, Inc., Sr. Unsec’d. Notes
1.125%	01/15/20		281		402,708

					2,017,599

Holding Companies-Diversified — 0.1%
Industrivarden AB (Sweden), Sr. Unsec’d. Notes, RegS
0.000%(ss)	05/15/19	SEK	4,000		470,222
Parpublica—Participacoes Publicas SGPS SA (Portugal), Sr. Unsec’d. Notes, MTN, RegS
5.250%	09/28/17	EUR	550		620,355

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Holding Companies-Diversified (continued)
Sagerpar SA (Belgium), Gtd. Notes, RegS
0.375%	10/09/18		EUR	300	$338,297
Wendel SA (France), Sr. Unsec’d. Notes, RegS
0.000%(ss)	07/31/19		EUR	573	338,987

					1,767,861

Home Furnishings — 0.1%
Sony Corp. (Japan), Sr. Unsec’d. Notes
0.000%(ss)	09/30/22		JPY	78,000	706,588
Steinhoff Finance Holding GmbH (South Africa), Gtd. Notes, RegS
1.250%	08/11/22		EUR	600	639,171
4.000%	01/30/21		EUR	300	447,167

					1,792,926

Insurance — 0.1%
MGIC Investment Corp., Sr. Unsec’d. Notes
2.000%	04/01/20			307	455,128
Old Republic International Corp., Sr. Unsec’d. Notes
3.750%	03/15/18	(a)		330	412,913
Swiss Life Holding AG (Switzerland), Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/02/20		CHF	295	374,001

					1,242,042

Internet — 0.4%
Ctrip.com International Ltd. (China), Sr. Unsec’d. Notes
1.000%	07/01/20			1,040	1,067,300
1.250%	10/15/18			268	310,210
Sr. Unsec’d. Notes, 144A
1.250%	09/15/22			610	587,125
FireEye, Inc., Sr. Unsec’d. Notes
1.625%	06/01/35			992	893,420
Palo Alto Networks, Inc., Sr. Unsec’d. Notes
0.000%(ss)	07/01/19			323	409,604
Priceline Group, Inc. (The), Sr. Unsec’d. Notes
0.350%	06/15/20			360	458,325
0.900%	09/15/21	(a)		1,391	1,469,244
1.000%	03/15/18			454	714,766
Rocket Internet SE (Germany), Sr. Unsec’d. Notes, RegS
3.000%	07/22/22		EUR	400	379,797
Twitter, Inc., Sr. Unsec’d. Notes
0.250%	09/15/19			590	551,650
1.000%	09/15/21			599	551,080
VeriSign, Inc., Jr. Sub. Notes
4.485%	08/15/37			671	1,493,394

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIOX (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Internet (continued)
Yahoo!, Inc., Sr. Unsec’d. Notes
0.000%(ss)	12/01/18		568	$561,255

				9,447,170

Investment Companies — 0.1%
Aabar Investments PJSC (United Arab Emirates), Sr. Unsec’d. Notes, MTN, RegS
0.500%	03/27/20	EUR	1,400	1,232,026
Baosteel Hong Kong Investment Co. Ltd. (China), Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/01/18		400	400,300
Indah Capital Ltd. (Malaysia), Sr. Unsec’d. Notes, RegS
0.000%(ss)	10/24/18	SGD	500	374,616

				2,006,942

Lodging
Resorttrust, Inc. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/01/21	JPY	30,000	268,235

Media — 0.1%
DISH Network Corp., Sr. Unsec’d. Notes, 144A
3.375%	08/15/26		1,334	1,518,259
Liberty Interactive LLC, Sr. Unsec’d. Notes, 144A
1.750%	09/30/46		473	508,475
Liberty Media Corp., Sr. Unsec’d. Notes
1.375%	10/15/23		629	675,389

				2,702,123

Metal Fabricate/Hardware
RTI International Metals, Inc., Gtd. Notes
1.625%	10/15/19		204	211,013

Mining
Newmont Mining Corp., Gtd. Notes
1.625%	07/15/17		381	388,382

Miscellaneous Manufacturing — 0.1%
CRRC Corp. Ltd. (China), Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/05/21		250	253,750
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, RegS
1.650%	08/16/19		1,750	1,837,500
Trinity Industries, Inc., Sub. Notes
3.875%	06/01/36		188	240,523

				2,331,773

Oil & Gas — 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes, RegS
1.000%	04/28/23	GBP	400	608,316

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Oil & Gas (continued)
Chesapeake Energy Corp., Gtd. Notes, 144A
5.500%	09/15/26		361	$390,783
Cobalt International Energy, Inc., Sr. Unsec’d. Notes
2.625%	12/01/19		483	189,578
3.125%	05/15/24		539	150,920
Eni SpA (Italy), Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	04/13/22	EUR	300	341,976
Ensco Jersey Finance Ltd., Gtd. Notes, 144A
3.000%	01/31/24		520	536,250
3.000%	01/31/24		23	23,460
Oasis Petroleum, Inc., Gtd. Notes
2.625%	09/15/23		81	112,590
TOTAL SA (France), Sr. Unsec’d. Notes, MTN, RegS
0.500%	12/02/22		600	621,000
Whiting Petroleum Corp., Gtd. Notes
1.250%	04/01/20		295	258,863

				3,233,736

Oil & Gas Services — 0.1%
Technip SA (France), Sr. Unsec’d. Notes, RegS
0.875%	01/25/21	EUR	300	438,672
Weatherford International Ltd., Gtd. Notes
5.875%	07/01/21		773	838,705

				1,277,377

Pharmaceuticals — 0.1%
Bayer Capital Corp. BV (Germany), Gtd. Notes, 144A
5.625%	11/22/19	EUR	2,000	2,296,890
Impax Laboratories, Inc., Sr. Unsec’d. Notes
2.000%	06/15/22		471	371,796
Jazz Investments I Ltd., Gtd. Notes
1.875%	08/15/21		400	383,250
Teva Pharmaceutical Finance Co. LLC (Israel), Gtd. Notes
0.250%	02/01/26		399	436,905

				3,488,841

Pipelines
Cheniere Energy, Inc., Sr. Unsec’d. Notes
4.250%	03/15/45		353	213,786

Real Estate — 0.1%
Aroundtown Property Holdings PLC (Germany), Sr. Unsec’d. Notes, RegS
1.500%	01/18/21	EUR	400	432,430

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Real Estate (continued)
British Land Jersey Ltd. (United Kingdom), Gtd. Notes, MTN, RegS
1.500%	09/10/17		GBP	300	$380,259
CapitaLand Ltd. (Singapore), Sr. Unsec’d. Notes, RegS
1.850%	06/19/20		SGD	750	495,632
1.950%	10/17/23		SGD	1,250	853,675
Deutsche Wohnen AG (Germany), Sr. Unsec’d. Notes, RegS
0.875%	09/08/21		EUR	200	322,323
Grand City Properties SA (Germany), Sr. Unsec’d. Notes, RegS
0.250%	03/02/22	(a)	EUR	400	425,904
IMMOFINANZ AG (Austria), Sr. Unsec’d. Notes
4.250%	03/08/18		EUR	118	532,973
LEG Immobilien AG (Germany), Sr. Unsec’d. Notes, RegS
0.500%	07/01/21		EUR	200	301,480

					3,744,676

Real Estate Investment Trusts (REITs) — 0.1%
British Land White 2015 Ltd. (United Kingdom), Gtd. Notes, RegS
0.000%(ss)	06/09/20		GBP	500	570,605
Colony Capital, Inc., Sr. Unsec’d. Notes
3.875%	01/15/21			310	309,225
Extra Space Storage LP, Gtd. Notes, 144A
3.125%	10/01/35			380	405,175
Fonciere Des Regions (France), Sr. Unsec’d. Notes, RegS
0.875%	04/01/19		EUR	300	311,947
Intu Jersey Ltd. (United Kingdom), Gtd. Notes, RegS
2.500%	10/04/18		GBP	200	252,274
Spirit Realty Capital, Inc., Sr. Unsec’d. Notes
2.875%	05/15/19			202	210,206
Unibail-Rodamco SE (France), Sr. Unsec’d. Notes
0.000%(ss)	01/01/22		EUR	117	418,121
Sr. Unsec’d. Notes, RegS
0.000%(ss)	07/01/21		EUR	34	113,681
VEREIT, Inc., Sr. Unsec’d. Notes
3.000%	08/01/18			536	535,330

					3,126,564

Retail
Nebraska Book Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A^
2.000%	04/01/26	(g)		33	5,211
Yamada Denki Co. Ltd. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	06/28/19		JPY	70,000	736,235

					741,446

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Semiconductors — 0.6%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes
2.125%	09/01/26			336	$529,830
Advanced Semiconductor Engineering, Inc. (Taiwan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/05/18			200	224,800
ASM Pacific Technology Ltd. (Hong Kong), Sr. Unsec’d. Notes, RegS
2.000%	03/28/19		HKD	2,000	280,353
Intel Corp., Jr. Sub. Notes
2.950%	12/15/35			1,192	1,609,945
3.250%	08/01/39			665	1,172,478
Microchip Technology, Inc., Jr. Sub. Notes
2.125%	12/15/37			210	563,850
Sr. Sub. Notes
1.625%	02/15/25			962	1,245,790
Micron Technology, Inc., Sr. Unsec’d. Notes
3.000%	11/15/43			757	751,796
Novellus Systems, Inc., Gtd. Notes
2.625%	05/15/41			474	1,475,621
NVIDIA Corp., Sr. Unsec’d. Notes
1.000%	12/01/18			726	3,847,800
NXP Semiconductors NV (Netherlands), Sr. Unsec’d. Notes
1.000%	12/01/19			600	682,500
ON Semiconductor Corp., Gtd. Notes
1.000%	12/01/20	(a)		464	475,310
Semiconductor Manufacturing International Corp. (China), Sr. Unsec’d. Notes, RegS
0.000%(ss)	07/07/22			500	697,500
Teradyne, Inc., Sr. Unsec’d. Notes, 144A
1.250%	12/15/23			328	346,450
Xilinx, Inc., Sr. Unsec’d. Notes
2.625%	06/15/17			376	790,070

					14,694,093

Software — 0.2%
Akamai Technologies, Inc., Sr. Unsec’d. Notes
0.000%(ss)	02/15/19			433	449,508
Citrix Systems, Inc., Sr. Unsec’d. Notes
0.500%	04/15/19			925	1,070,688
Nuance Communications, Inc., Sr. Unsec’d. Notes
1.000%	12/15/35			483	436,209
Red Hat, Inc., Sr. Unsec’d. Notes
0.250%	10/01/19			717	836,649

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CONVERTIBLE BONDS (continued)
Software (continued)
salesforce.com, Inc., Sr. Unsec’d. Notes
0.250%	04/01/18	(a)		978	$1,138,759
ServiceNow, Inc., Sr. Unsec’d. Notes
0.000%(ss)	11/01/18			401	471,175

					4,402,988

Telecommunications — 0.2%
America Movil BV (Mexico), Gtd. Notes, RegS
5.500%	09/17/18		EUR	400	366,660
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes, RegS
0.000%(ss)	05/28/20		EUR	1,400	1,428,767
Clearwire Communications LLC/Clearwire Finance, Inc., Gtd. Notes, 144A
8.250%	12/01/40			77	80,273
Inmarsat PLC (United Kingdom), Sr. Unsec’d. Notes, RegS
3.875%	09/09/23			200	209,580
Telefonica Participaciones SAU (Spain), Gtd. Notes, MTN, RegS
0.000%(ss)	03/09/21		EUR	400	418,114
Gtd. Notes, RegS
4.900%	09/25/17	(a)	EUR	600	553,906
Telefonica SA (Spain), Sr. Unsec’d. Notes, MTN, RegS
6.000%	07/24/17		EUR	600	595,591
Viavi Solutions, Inc., Sr. Unsec’d. Notes
0.625%	08/15/33			437	451,749
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN, RegS
0.000%(ss)	11/26/20		GBP	400	479,899
Sub. Notes, RegS
2.000%	02/25/19		GBP	900	1,101,513

					5,686,052

Transportation — 0.1%
Deutsche Post AG (Germany), Sr. Unsec’d. Notes, RegS
0.600%	12/06/19		EUR	500	780,806
Kawasaki Kisen Kaisha Ltd. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	09/26/18		JPY	30,000	267,401
Nagoya Railroad Co. Ltd. (Japan), Sr. Unsec’d. Notes, RegS
0.000%(ss)	12/11/24		JPY	30,000	291,144

					1,339,351

Water
Suez (France), Sr. Unsec’d. Notes, RegS
0.000%(ss)	02/27/20		EUR	1,019	206,358
Veolia Environnement SA (France), Sr. Unsec’d. Notes, RegS
0.000%(ss)	03/15/21		EUR	1,700	525,462

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (continued)
Water (continued)
				$731,820

TOTAL CONVERTIBLE BONDS (cost $92,872,649)				92,747,802

CORPORATE BONDS — 24.3%
Advertising
Lamar Media Corp., Gtd. Notes
5.000%	05/01/23		220	226,600
5.375%	01/15/24		15	15,525
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes
5.625%	02/15/24		25	26,063
5.875%	03/15/25		215	225,213

				493,401

Aerospace & Defense — 0.3%
Arconic, Inc., Sr. Unsec’d. Notes
5.125%	10/01/24		370	379,248
5.400%	04/15/21		255	270,299
5.870%	02/23/22		175	187,249
6.150%	08/15/20		100	108,749
6.750%	07/15/18		40	42,549
6.750%	01/15/28		83	88,975
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A
3.800%	10/07/24		200	204,942
6.375%	06/01/19		70	76,365
Boeing Co. (The), Sr. Unsec’d. Notes
7.950%	08/15/24		540	711,908
Harris Corp., Sr. Unsec’d. Notes
5.054%	04/27/45		445	469,839
KLX, Inc., Gtd. Notes, 144A
5.875%	12/01/22	(a)	585	602,550
L-3 Communications Corp., Gtd. Notes
3.850%	12/15/26		90	89,461
Lockheed Martin Corp., Sr. Unsec’d. Notes
3.350%	09/15/21		365	376,928
3.550%	01/15/26		465	475,096
3.800%	03/01/45		295	279,371
6.150%	09/01/36		200	250,206
Northrop Grumman Corp., Sr. Unsec’d. Notes
3.850%	04/15/45		209	198,262
Orbital ATK, Inc., Gtd. Notes
5.250%	10/01/21		126	130,867
TransDigm, Inc., Gtd. Notes
5.500%	10/15/20		175	179,375
6.000%	07/15/22		225	234,000
6.500%	07/15/24		620	648,675
6.500%	05/15/25		870	911,325

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Gtd. Notes, 144A
6.375%	06/15/26	39	$40,053
Triumph Group, Inc., Gtd. Notes
4.875%	04/01/21	92	86,296
United Technologies Corp., Sr. Unsec’d. Notes
3.100%	06/01/22	64	65,782
4.150%	05/15/45	205	207,048
4.500%	06/01/42	171	183,039

			7,498,457

Agriculture — 0.2%
Altria Group, Inc., Gtd. Notes
2.850%	08/09/22	1,193	1,194,461
3.875%	09/16/46	155	143,048
4.000%	01/31/24	420	443,779
Bunge Ltd. Finance Corp., Gtd. Notes
8.500%	06/15/19	230	263,500
Cargill, Inc., Sr. Unsec’d. Notes, 144A
3.300%	03/01/22	250	255,348
6.000%	11/27/17	190	197,749
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A
4.250%	07/21/25	310	319,990
Philip Morris International, Inc., Sr. Unsec’d. Notes
2.125%	05/10/23	725	691,279
4.125%	03/04/43	325	314,498
4.250%	11/10/44	130	128,363
Reynolds American, Inc., Gtd. Notes
4.450%	06/12/25	1,232	1,300,759

			5,252,774

Airlines — 0.2%
Air Canada 2013-1 Class A Pass-Through Trust (Canada), Pass-Through Certificates, 144A
4.125%	11/15/26	106	109,307
Air Canada 2015-1 Class A Pass-Through Trust (Canada), Pass-Through Certificates, 144A
3.600%	09/15/28	456	454,405
Allegiant Travel Co., Gtd. Notes
5.500%	07/15/19	205	211,149
American Airlines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates
5.250%	07/31/22	38	40,416
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	01/15/27	285	293,461
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates
4.950%	07/15/24	646	689,313

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Airlines (continued)
American Airlines Group, Inc., Gtd. Notes, 144A
5.500%	10/01/19	(a)	395	$407,838
Continental Airlines 2003-ERJ1 Pass-Through Trust, Pass-Through Certificates
7.875%	07/02/18		191	196,634
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates
5.983%	10/19/23		143	158,397
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates
4.000%	10/29/24		72	73,632
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates
4.950%	05/23/19		56	58,527
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates
5.300%	04/15/19		32	33,480
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates
4.750%	05/07/20		46	48,559
Northwest Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates
7.027%	11/01/19		52	57,761
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
4.300%	02/15/27		60	62,258
United Airlines 2016-1 Class A Pass-Through Trust, Pass-Through Certificates
3.450%	01/07/30		555	539,738
United Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates
3.100%	01/07/30		115	110,975
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates
3.950%	11/15/25		482	494,575
US Airways 2013-1 Class B Pass-Through Trust, Pass-Through Certificates
5.375%	11/15/21		9	9,271

				4,049,696

Auto Manufacturers — 0.4%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A
2.375%	08/01/18		227	228,708
2.450%	05/18/20		221	220,555
2.950%	01/11/17		400	400,127
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes
4.500%	04/15/20		658	671,160
5.250%	04/15/23	(a)	862	877,775
Ford Motor Co., Sr. Unsec’d. Notes
5.291%	12/08/46		150	151,949
7.450%	07/16/31		150	188,257
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
3.000%	06/12/17		200	201,164
3.664%	09/08/24		1,150	1,122,121

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
4.134%	08/04/25		880	$881,058
General Motors Co., Sr. Unsec’d. Notes
4.875%	10/02/23		395	414,067
5.200%	04/01/45		385	371,106
General Motors Financial Co., Inc., Gtd. Notes
3.100%	01/15/19		980	990,401
3.250%	05/15/18		205	207,686
4.000%	01/15/25		330	321,962
4.000%	10/06/26		285	274,033
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A
5.625%	02/01/23		220	229,350
JB Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A
9.000%	04/01/22		145	152,250
Nissan Motor Acceptance Corp. (Japan), Sr. Unsec’d. Notes, MTN, 144A
1.800%	03/15/18		364	364,359
PACCAR Financial Corp., Sr. Unsec’d. Notes, MTN
1.600%	03/15/17		99	99,118
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN
2.125%	07/18/19		285	286,237

				8,653,443

Auto Parts & Equipment — 0.2%
Adient Global Holdings Ltd., Gtd. Notes, 144A
4.875%	08/15/26		325	318,499
American Axle & Manufacturing, Inc., Gtd. Notes
6.250%	03/15/21		485	500,762
6.625%	10/15/22		186	191,802
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A
5.625%	11/15/26		299	295,637
Dana, Inc., Sr. Unsec’d. Notes
5.375%	09/15/21		10	10,363
5.500%	12/15/24		180	183,600
6.000%	09/15/23		1,228	1,281,726
Goodyear Tire & Rubber Co. (The), Gtd. Notes
5.000%	05/31/26		492	489,756
5.125%	11/15/23		660	679,800
8.750%	08/15/20		105	125,213
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, PIK, 144A
4.750%	09/15/26		200	193,000
MPG Holdco I, Inc., Gtd. Notes
7.375%	10/15/22	(a)	348	363,660
Tenneco, Inc., Gtd. Notes
5.000%	07/15/26		125	122,656
5.375%	12/15/24		14	14,459

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
TI Group Automotive Systems LLC (United Kingdom), Sr. Unsec’d. Notes, 144A
8.750%	07/15/23	275	$287,375
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A
4.750%	04/29/25	150	152,625

			5,210,933

Banks — 3.1%
ABN AMRO Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A
2.450%	06/04/20	610	606,618
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, MTN, 144A
4.875%	01/12/21	160	173,135
Sub. Notes, 144A
4.400%	05/19/26	370	374,701
Bank of America Corp., Jr. Sub. Notes
6.100%(c)	12/29/49	354	355,946
6.250%(c)	09/29/49	375	374,999
8.000%(c)	07/29/49	1,436	1,475,490
8.125%(c)	12/29/49	204	211,905
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23	1,025	1,028,424
3.500%	04/19/26	200	197,334
5.650%	05/01/18	70	73,343
6.400%	08/28/17	1,555	1,602,684
Sr. Unsec’d. Notes, MTN
2.000%	01/11/18	267	267,614
2.503%	10/21/22	920	889,757
2.600%	01/15/19	930	937,950
3.875%	08/01/25	450	457,574
4.100%	07/24/23	150	156,689
5.000%	05/13/21	75	81,678
5.000%	01/21/44	110	120,460
5.625%	07/01/20	630	692,718
6.875%	04/25/18	620	659,004
Sub. Notes, MTN
3.950%	04/21/25	1,245	1,239,384
4.200%	08/26/24	450	458,417
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN
1.900%	08/27/21	655	634,711
Bank of New York Mellon Corp. (The), Jr. Sub. Notes
4.625%(c)	12/29/49	665	610,018
4.950%(c)	12/29/49	235	236,175
Sr. Unsec’d. Notes
5.450%	05/15/19	300	323,689
Sr. Unsec’d. Notes, MTN
2.200%	03/04/19	110	110,785
2.500%	04/15/21	625	625,695
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes
2.450%	03/22/21	505	502,928
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan), Sr. Unsec’d. Notes, 144A
2.350%	02/23/17	226	226,288

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
4.100%	09/09/23		200	$210,593
Barclays PLC (United Kingdom), Jr. Sub. Notes
8.250%(c)	12/29/49		370	384,920
Sr. Unsec’d. Notes
3.650%	03/16/25		380	367,392
BB&T Corp., Sub. Notes
5.250%	11/01/19		80	86,433
BPCE SA (France), Sr. Unsec’d. Notes
2.650%	02/03/21		500	499,189
Branch Banking & Trust Co., Sub. Notes, MTN
1.220%(c)	05/23/17		522	521,961
Capital One Financial Corp., Sr. Unsec’d. Notes
3.500%	06/15/23		865	868,273
Citigroup, Inc., Jr. Sub. Notes
5.800%(c)	11/29/49		255	257,231
5.875%(c)	12/29/49	(a)	450	454,500
5.950%(c)	12/29/49		35	34,570
6.250%(c)	12/29/49		155	159,495
Sr. Unsec’d. Notes
2.500%	09/26/18		1,155	1,166,048
2.700%	03/30/21		605	603,616
2.900%	12/08/21		380	378,975
3.400%	05/01/26		475	461,539
3.700%	01/12/26		1,015	1,009,775
Sub. Notes
3.875%	03/26/25		150	149,010
4.300%	11/20/26		375	378,423
4.600%	03/09/26		245	253,228
Commonwealth Bank of Australia (Australia), Covered Bonds, 144A
2.250%	03/16/17		250	250,515
Sr. Unsec’d. Notes, MTN, 144A
1.750%	11/07/19		850	842,916
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes
3.750%	07/21/26		375	367,593
4.625%	12/01/23		500	526,045
Gtd. Notes, GMTN
3.375%	01/19/17		45	45,041
Sr. Unsec’d. Notes, MTN
2.250%	01/14/20		560	559,943
Credit Agricole SA (France), Sr. Unsec’d. Notes, MTN, 144A
2.375%	07/01/21		250	246,166
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		350	352,338
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes
3.125%	12/10/20		890	887,218
3.450%	04/16/21		525	528,314
3.800%	06/09/23		800	799,118

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes
1.875%	02/13/18		90	$89,484
2.950%	08/20/20		115	113,208
6.000%	09/01/17		210	214,969
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		185	183,129
Discover Bank, Sr. Unsec’d. Notes
2.000%	02/21/18		1,260	1,259,771
3.450%	07/27/26		295	284,855
4.250%	03/13/26		295	300,524
Fifth Third Bancorp, Sub. Notes
8.250%	03/01/38		100	139,004
Fifth Third Bank, Sub. Notes
3.850%	03/15/26		565	568,573
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes
5.375%(c)	12/29/49		97	97,970
5.700%(c)	12/29/49	(a)	465	476,532
Sr. Unsec’d. Notes
2.350%	11/15/21		650	631,514
2.375%	01/22/18		190	191,130
2.625%	01/31/19		1,135	1,147,204
2.625%	04/25/21		470	466,587
2.750%	09/15/20		625	627,700
2.875%	02/25/21		40	40,185
3.500%	01/23/25		405	399,613
4.750%	10/21/45		600	633,386
5.250%	07/27/21		101	110,695
5.750%	01/24/22		340	382,233
5.950%	01/18/18		60	62,505
Sr. Unsec’d. Notes, GMTN
5.375%	03/15/20		600	650,992
7.500%	02/15/19		1,960	2,172,819
Sr. Unsec’d. Notes, MTN
3.850%	07/08/24		73	74,518
Sub. Notes
5.150%	05/22/45		385	404,889
6.450%	05/01/36		605	721,022
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A
1.500%	05/15/18		200	198,886
4.125%	08/12/20		1,522	1,597,406
4.750%	01/19/21		840	900,215
HSBC Holdings PLC (United Kingdom), Jr. Sub. Notes
6.875%(c)	12/29/49	(a)	726	765,930
Sr. Unsec’d. Notes
4.000%	03/30/22		1,129	1,167,779
Sub. Notes
4.375%	11/23/26		490	493,638
HSBC USA, Inc., Sr. Unsec’d. Notes
1.625%	01/16/18		200	199,650

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
KeyBank NA, Sub. Notes
5.700%	11/01/17		205	$211,461
Sub. Notes, MTN
3.400%	05/20/26		500	485,536
KeyCorp, Sr. Unsec’d. Notes, MTN
5.100%	03/24/21		100	109,353
Lloyds Bank PLC (United Kingdom), Gtd. Notes
2.050%	01/22/19		945	944,095
Macquarie Bank Ltd. (Australia), Sr. Unsec’d. Notes, MTN, 144A
2.600%	06/24/19		130	130,906
Manufacturers & Traders Trust Co., Sub. Notes
6.625%	12/04/17		250	260,989
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A
2.700%	10/20/20		555	553,342
Morgan Stanley, Jr. Sub. Notes
5.450%(c)	07/29/49		745	737,550
Sr. Unsec’d. Notes
2.800%	06/16/20		1,385	1,396,335
5.750%	01/25/21		115	127,601
Sr. Unsec’d. Notes, GMTN
2.500%	04/21/21		440	435,216
3.700%	10/23/24		195	197,323
3.750%	02/25/23		433	444,753
4.000%	07/23/25		700	717,512
6.625%	04/01/18	(a)	1,385	1,464,676
7.300%	05/13/19		950	1,058,564
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21		680	671,814
3.875%	04/29/24		295	302,543
Sub. Notes, MTN
3.950%	04/23/27		120	118,789
4.100%	05/22/23		300	307,957
5.000%	11/24/25		280	299,120
MUFG Union Bank NA, Sr. Unsec’d. Notes
2.625%	09/26/18		1,225	1,238,389
National Australia Bank Ltd. (Australia), Covered Bonds, 144A
2.000%	06/20/17		330	331,077
National City Corp., Sub. Notes
6.875%	05/15/19		100	110,069
Nordea Bank AB (Sweden), Sub. Notes, 144A
4.250%	09/21/22		237	246,881
PNC Bank NA, Sr. Unsec’d. Notes, MTN
2.150%	04/29/21		665	656,212
Sub. Notes
6.875%	04/01/18		253	268,071

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
PNC Financial Services Group, Inc. (The), Jr. Sub. Notes
4.850%(c)	05/29/49	295	$283,259
Sr. Unsec’d. Notes
2.854%	11/09/22	340	336,867
4.375%	08/11/20	80	85,189
5.125%	02/08/20	200	216,391
6.700%	06/10/19	80	88,759
Royal Bank of Canada (Canada), Covered Bonds
1.200%	09/19/17	563	562,244
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes
8.625%(c)	12/29/49	250	255,000
Sub. Notes
6.000%	12/19/23	133	138,148
6.100%	06/10/23	95	99,437
6.125%	12/15/22	1,115	1,185,616
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes, RegS, EMTN
9.500%(c)	03/16/22	145	147,242
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes
2.875%	10/16/20	220	218,018
Sub. Notes, 144A
5.625%	09/15/45	200	196,052
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, MTN, 144A
2.625%	11/17/20	775	775,557
Societe Generale SA (France), Jr. Sub. Notes, 144A
7.375%(c)	12/29/49	540	539,093
Stadshypotek AB (Sweden), Covered Bonds, 144A
1.875%	10/02/19	530	527,276
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A
5.200%	01/26/24	350	361,763
State Street Corp., Jr. Sub. Notes
5.250%(c)	12/29/49	240	245,400
Sr. Sub. Notes
3.100%	05/15/23	108	107,788
Sr. Unsec’d. Notes
2.550%	08/18/20	140	141,412
SunTrust Bank, Sub. Notes
3.300%	05/15/26	425	410,208
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, GMTN
1.750%	07/23/18	287	287,449
2.500%	12/14/20	835	838,029
U.S. Bancorp, Sr. Unsec’d. Notes, MTN
1.650%	05/15/17	211	211,301
2.375%	07/22/26	175	162,009
3.000%	03/15/22	133	135,601
4.125%	05/24/21	133	142,323

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A
2.650%	02/01/22	965	$937,879
4.125%	04/15/26	290	296,590
Wells Fargo & Co., Sr. Unsec’d. Notes
3.000%	10/23/26	1,155	1,100,019
Sr. Unsec’d. Notes, GMTN
3.500%	03/08/22	1,000	1,028,851
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	300	296,924
Sub. Notes
5.375%	11/02/43	185	204,175
Sub. Notes, GMTN
4.900%	11/17/45	285	292,729
Sub. Notes, MTN
3.450%	02/13/23	400	401,440
4.650%	11/04/44	400	393,692
4.750%	12/07/46	350	355,200
Wells Fargo Bank NA, Sub. Notes
6.000%	11/15/17	600	622,675
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes
1.600%	08/19/19	720	711,424
2.000%	08/19/21	440	427,134
2.600%	11/23/20	475	476,920
4.875%	11/19/19	200	214,616
Sub. Notes, GMTN
4.322%(c)	11/23/31	390	391,242

			77,800,081

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes
2.650%	02/01/21	845	849,855
3.300%	02/01/23	476	484,440
3.650%	02/01/26	3,400	3,451,645
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes
3.750%	01/15/22	300	313,133
8.000%	11/15/39	160	235,299
Constellation Brands, Inc., Gtd. Notes
3.750%	05/01/21	33	34,072
4.250%	05/01/23	66	68,435
4.750%	11/15/24	17	18,046
Cott Beverages, Inc. (Canada), Gtd. Notes
5.375%	07/01/22	230	234,025
6.750%	01/01/20	200	207,250
Diageo Capital PLC (United Kingdom), Gtd. Notes
1.500%	05/11/17	113	113,166
5.750%	10/23/17	180	186,103
DS Services of America, Inc., Sec’d. Notes, 144A
10.000%	09/01/21	43	47,139

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Beverages (continued)
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A
1.400%	10/01/17		110	$110,044
3.400%	04/01/22		250	256,789
Molson Coors Brewing Co., Gtd. Notes
3.000%	07/15/26		315	297,773
PepsiCo, Inc., Sr. Unsec’d. Notes
1.250%	08/13/17		180	180,069
3.100%	07/17/22		94	96,568
3.450%	10/06/46		680	619,471
Pernod Ricard SA (France), Sr. Unsec’d. Notes, 144A
3.250%	06/08/26		565	542,134

				8,345,456

Biotechnology — 0.2%
Amgen, Inc., Sr. Unsec’d. Notes
1.850%	08/19/21		145	139,434
2.600%	08/19/26		180	165,553
3.625%	05/15/22		635	656,208
3.875%	11/15/21		300	314,045
4.400%	05/01/45		765	733,288
Sr. Unsec’d. Notes, 144A
4.563%	06/15/48	(a)	332	321,129
Biogen, Inc., Sr. Unsec’d. Notes
5.200%	09/15/45		290	310,342
Celgene Corp., Sr. Unsec’d. Notes
2.125%	08/15/18		195	195,783
3.250%	08/15/22		85	85,757
5.000%	08/15/45		165	171,555
Concordia International Corp. (Canada), Sr. Sec’d. Notes, 144A
9.000%	04/01/22		45	38,138
Sr. Unsec’d. Notes, 144A
7.000%	04/15/23		816	257,040
Gilead Sciences, Inc., Sr. Unsec’d. Notes
2.950%	03/01/27	(a)	235	224,909
4.150%	03/01/47		315	299,188
4.500%	02/01/45		290	289,756
4.600%	09/01/35		105	108,905
4.750%	03/01/46		160	165,547

				4,476,577

Building Materials — 0.2%
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A
9.375%	10/12/22		275	299,750
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A
6.125%	05/05/25	(a)	1,360	1,390,600
7.750%	04/16/26		200	221,500

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Building Materials (continued)
Griffon Corp., Gtd. Notes
5.250%	03/01/22		21	$21,278
Hardwoods Acquisition, Inc., Sr. Sec’d. Notes, 144A
7.500%	08/01/21		185	156,325
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A
5.875%	02/15/23		305	315,675
Johnson Controls International PLC, Sr. Unsec’d. Notes
4.250%	03/01/21		165	174,253
5.000%	03/30/20		150	161,389
Masco Corp., Sr. Unsec’d. Notes
3.500%	04/01/21		205	205,513
4.375%	04/01/26		245	247,450
Masonite International Corp., Gtd. Notes, 144A
5.625%	03/15/23		165	170,363
NCI Building Systems, Inc., Gtd. Notes, 144A
8.250%	01/15/23		150	162,000
NWH Escrow Corp., Sr. Sec’d. Notes, 144A
7.500%	08/01/21		100	84,000
RSI Home Products, Inc., Sec’d. Notes, 144A
6.500%	03/15/23		425	444,125
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A
6.000%	10/15/25		420	442,049
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes
6.125%	07/15/23		465	477,202
U.S. Concrete, Inc., Gtd. Notes
6.375%	06/01/24		143	151,223

				5,124,695

Chemicals — 0.5%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes
4.125%	03/15/35		450	412,602
Air Liquide Finance SA (France), Gtd. Notes, 144A
1.750%	09/27/21		220	211,241
Ashland LLC, Gtd. Notes
4.750%	08/15/22		350	363,125
Axalta Coating Systems LLC, Gtd. Notes, 144A
4.875%	08/15/24		185	184,999
Blue Cube Spinco, Inc., Gtd. Notes
9.750%	10/15/23	(a)	240	285,598
10.000%	10/15/25		560	676,201

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
CF Industries, Inc., Gtd. Notes
4.950%	06/01/43		28	$22,889
5.150%	03/15/34		167	141,949
5.375%	03/15/44		151	124,622
Sr. Sec’d. Notes, 144A
3.400%	12/01/21		242	239,456
4.500%	12/01/26		297	291,919
Chemours Co. (The), Gtd. Notes
6.625%	05/15/23		7	6,930
CVR Partners LP/CVR Nitrogen Finance Corp., Sec’d. Notes, 144A
9.250%	06/15/23	(a)	630	648,899
Dow Chemical Co. (The), Sr. Unsec’d. Notes
3.000%	11/15/22		260	260,119
4.125%	11/15/21		60	63,398
7.375%	11/01/29		150	197,100
8.550%	05/15/19		101	115,754
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes
4.150%	02/15/43		89	83,831
GCP Applied Technologies, Inc., Gtd. Notes, 144A
9.500%	02/01/23		391	448,673
Hexion, Inc., Sr. Sec’d. Notes
6.625%	04/15/20		1,884	1,667,340
Huntsman International LLC, Gtd. Notes
4.875%	11/15/20		620	642,475
INEOS Group Holdings SA (Luxembourg), Gtd. Notes, 144A
5.625%	08/01/24	(a)	1,670	1,657,475
Sec’d. Notes, 144A
5.875%	02/15/19	(a)	450	460,125
LYB International Finance BV, Gtd. Notes
4.875%	03/15/44		285	295,142
Momentive Performance Materials, Inc., Sr. Sec’d. Notes
3.880%	10/24/21		185	173,900
Mosaic Co. (The), Sr. Unsec’d. Notes
4.250%	11/15/23	(a)	412	415,436
5.450%	11/15/33	(a)	790	783,527
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A
5.250%	08/01/23		135	136,350
PolyOne Corp., Sr. Unsec’d. Notes
5.250%	03/15/23		210	213,150
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes
3.250%	12/01/17		200	202,608
PQ Corp., Sr. Sec’d. Notes, 144A
6.750%	11/15/22		99	105,930

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A
8.000%	12/01/18		90	$89,550
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Sr. Unsec’d. Notes, 144A
6.750%	05/01/22		300	315,000
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A
7.500%	02/15/19		260	258,700
Union Carbide Corp., Sr. Unsec’d. Notes
7.750%	10/01/2096		130	157,604
Valvoline, Inc., Gtd. Notes, 144A
5.500%	07/15/24		360	372,600
Versum Materials, Inc., Gtd. Notes, 144A
5.500%	09/30/24		205	209,613

				12,935,830

Coal
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Sec’d. Notes
12.000%	11/01/21		21	21,840
CONSOL Energy, Inc., Gtd. Notes
5.875%	04/15/22		80	78,400

				100,240

Commercial Services — 0.5%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A
11.000%	02/01/19		238	195,159
ADT Corp. (The), Sr. Sec’d. Notes
3.500%	07/15/22		610	581,026
4.125%	06/15/23		699	667,544
Ahern Rentals, Inc., Sec’d. Notes, 144A
7.375%	05/15/23		237	199,078
AMN Healthcare, Inc., Gtd. Notes, 144A
5.125%	10/01/24		210	209,475
APX Group, Inc., Sr. Sec’d. Notes
6.375%	12/01/19		5	5,144
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A
5.625%	10/01/24	(a)	550	576,125
6.500%	07/15/22		200	209,499
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes
5.500%	04/01/23	(a)	400	392,999
Gtd. Notes, 144A
6.375%	04/01/24		700	699,125
CEB, Inc., Gtd. Notes, 144A
5.625%	06/15/23		92	89,470

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
Corporate Risk Holdings LLC, Sr. Sec’d. Notes, 144A
9.500%	07/01/19		6	$6,165
Ecolab, Inc., Sr. Unsec’d. Notes
5.500%	12/08/41		295	346,917
ERAC USA Finance LLC, Gtd. Notes, 144A
4.200%	11/01/46		205	187,334
5.250%	10/01/20		24	26,153
5.625%	03/15/42		65	71,648
6.700%	06/01/34		110	133,404
Sr. Unsec’d. Notes, 144A
4.500%	08/16/21		105	112,017
FTI Consulting, Inc., Gtd. Notes
6.000%	11/15/22		105	109,200
Garda World Security Corp. (Canada), Gtd. Notes, 144A
7.250%	11/15/21		440	409,200
Herc Rentals, Inc., Sec’d. Notes, 144A
7.500%	06/01/22		65	68,494
7.750%	06/01/24	(a)	565	593,956
Hertz Corp. (The), Gtd. Notes
6.250%	10/15/22		1,065	998,438
7.375%	01/15/21		100	100,250
Gtd. Notes, 144A
5.500%	10/15/24	(a)	395	345,131
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A
6.375%	08/01/23		200	214,000
Laureate Education, Inc., Gtd. Notes, 144A
9.250%	09/01/19		6	6,128
Live Nation Entertainment, Inc., Gtd. Notes, 144A
4.875%	11/01/24		340	340,850
Nielsen Co. Luxembourg Sarl (The), Gtd. Notes, 144A
5.500%	10/01/21		225	234,000
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec’d. Notes, 144A
9.250%	05/15/23		865	941,769
Quad/Graphics, Inc., Gtd. Notes
7.000%	05/01/22		55	53,625
Service Corp. International, Sr. Unsec’d. Notes
5.375%	05/15/24		363	378,428
7.500%	04/01/27		155	179,800
ServiceMaster Co. LLC (The), Gtd. Notes, 144A
5.125%	11/15/24		110	111,650
Sotheby’s, Gtd. Notes, 144A
5.250%	10/01/22		15	14,738

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Commercial Services (continued)
Syniverse Holdings, Inc., Gtd. Notes
9.125%	01/15/19		30	$26,250
Team Health, Inc., Gtd. Notes, 144A
7.250%	12/15/23		144	163,800
United Rentals North America, Inc., Gtd. Notes
5.500%	07/15/25		590	601,800
5.500%	05/15/27		80	79,400
5.750%	11/15/24		1,155	1,212,750
6.125%	06/15/23		300	318,000
7.625%	04/15/22		200	210,500
Sec’d. Notes
4.625%	07/15/23		89	90,780
WEX, Inc., Sr. Sec’d. Notes, 144A
4.750%	02/01/23		10	9,763

				12,520,982

Computers — 0.5%
Apple, Inc., Sr. Unsec’d. Notes
2.400%	05/03/23		540	525,808
3.250%	02/23/26		875	875,465
3.450%	02/09/45		190	167,703
3.850%	05/04/43		630	602,434
4.650%	02/23/46		210	226,768
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A
5.875%	06/15/21	(a)	1,059	1,126,698
7.125%	06/15/24	(a)	440	488,478
Sr. Sec’d. Notes, 144A
4.420%	06/15/21		30	31,042
5.450%	06/15/23		709	752,064
6.020%	06/15/26		1,919	2,078,845
8.100%	07/15/36		13	15,465
8.350%	07/15/46		18	22,163
Diebold Nixdorf, Inc., Gtd. Notes
8.500%	04/15/24		225	240,188
EMC Corp., Sr. Unsec’d. Notes
1.875%	06/01/18		120	118,670
2.650%	06/01/20		140	136,638
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A
6.875%	03/01/20		100	96,500
HP, Inc., Sr. Unsec’d. Notes
4.300%	06/01/21		157	164,313
4.650%	12/09/21		270	288,197
6.000%	09/15/41		141	142,216
International Business Machines Corp., Sr. Unsec’d. Notes
2.250%	02/19/21		538	537,346
4.000%	06/20/42		254	254,065

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Computers (continued)
NCR Corp., Gtd. Notes
5.000%	07/15/22		14	$14,280
6.375%	12/15/23		5	5,375
Riverbed Technology, Inc., Gtd. Notes, 144A
8.875%	03/01/23		200	211,000
Western Digital Corp., Gtd. Notes, 144A
10.500%	04/01/24		1,075	1,271,188
Sr. Sec’d. Notes, 144A
7.375%	04/01/23		702	772,200

				11,165,109

Cosmetics/Personal Care
Avon Products, Inc., Sr. Unsec’d. Notes
7.000%	03/15/23		67	63,416
Revlon Consumer Products Corp., Gtd. Notes
5.750%	02/15/21		254	255,270
6.250%	08/01/24		30	30,750

				349,436

Distribution/Wholesale — 0.1%
Global Partners LP/GLP Finance Corp., Gtd. Notes
6.250%	07/15/22		120	114,974
H&E Equipment Services, Inc., Gtd. Notes
7.000%	09/01/22		463	487,308
HD Supply, Inc., Gtd. Notes, 144A
5.750%	04/15/24	(a)	724	764,327
Sr. Sec’d. Notes, 144A
5.250%	12/15/21		310	327,050
LKQ Corp., Gtd. Notes
4.750%	05/15/23		325	323,375
Performance Food Group, Inc., Gtd. Notes, 144A
5.500%	06/01/24		238	239,785
Univar USA, Inc., Gtd. Notes, 144A
6.750%	07/15/23		159	164,168

				2,420,987

Diversified Financial Services — 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes
3.950%	02/01/22		1,110	1,119,713
4.625%	07/01/22		615	633,449
Air Lease Corp., Sr. Unsec’d. Notes
3.000%	09/15/23		190	181,523
3.375%	06/01/21		570	577,897
3.875%	04/01/21		130	133,563

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Aircastle Ltd., Sr. Unsec’d. Notes
5.000%	04/01/23	370	$377,399
5.125%	03/15/21	490	521,849
6.250%	12/01/19	120	129,599
Alliance Data Systems Corp., Gtd. Notes, 144A
5.375%	08/01/22	20	19,299
Gtd. Notes, MTN, 144A
5.875%	11/01/21	100	101,499
Ally Financial, Inc., Gtd. Notes
2.750%	01/30/17	62	62,012
4.750%	09/10/18	80	82,399
5.500%	02/15/17	280	281,049
6.250%	12/01/17	147	152,513
8.000%	11/01/31	409	474,407
Sr. Unsec’d. Notes
3.250%	09/29/17	88	88,549
3.250%	02/13/18	200	200,999
3.250%	11/05/18	10	10,013
4.125%	03/30/20	80	80,799
4.250%	04/15/21	1,050	1,059,844
4.625%	05/19/22	1,898	1,919,353
4.625%	03/30/25	480	472,799
Sub. Notes
5.750%	11/20/25	595	593,513
American Express Co., Sr. Unsec’d. Notes
7.000%	03/19/18	320	340,061
American Express Credit Corp., Sr. Unsec’d. Notes, MTN
1.875%	11/05/18	100	100,145
2.250%	05/05/21	83	82,011
BlackRock, Inc., Sr. Unsec’d. Notes
3.375%	06/01/22	80	82,939
3.500%	03/18/24	70	72,498
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A
5.875%	03/15/21	560	627,814
Capital One Bank USA NA, Sub. Notes
3.375%	02/15/23	2,300	2,278,408
CIT Group, Inc., Sr. Unsec’d. Notes
3.875%	02/19/19	118	120,508
5.000%	05/15/17	48	48,540
5.000%	08/15/22	610	635,925
5.250%	03/15/18	607	629,004
Sr. Unsec’d. Notes, 144A
6.625%	04/01/18	45	47,419
CME Group, Inc., Sr. Unsec’d. Notes
3.000%	09/15/22	180	184,114
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A
9.375%	05/15/20	499	432,883

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
E*TRADE Financial Corp., Sr. Unsec’d. Notes
5.375%	11/15/22		75	$79,366
GE Capital International Funding Co. Unlimited Co., Gtd. Notes
2.342%	11/15/20		1,651	1,650,212
3.373%	11/15/25		255	259,227
4.418%	11/15/35		1,192	1,249,105
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes
4.875%	03/15/19		250	252,500
5.875%	02/01/22		175	173,688
6.000%	08/01/20		9	9,191
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A
4.670%(c)	12/21/65		1,040	912,600
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A
4.920%(c)	12/21/65		270	237,600
Intercontinental Exchange, Inc., Gtd. Notes
4.000%	10/15/23		442	463,507
International Lease Finance Corp., Sr. Unsec’d. Notes
5.875%	04/01/19		250	265,495
5.875%	08/15/22		20	21,700
6.250%	05/15/19		150	161,250
Invesco Finance PLC, Gtd. Notes
4.000%	01/30/24		524	545,995
Jefferies Group LLC, Sr. Unsec’d. Notes
6.875%	04/15/21		580	659,828
Macquarie Group Ltd. (Australia), Sr. Unsec’d. Notes, 144A
6.250%	01/14/21		282	312,217
National Rural Utilities Cooperative Finance Corp., Collateral Trust
2.700%	02/15/23		605	601,111
10.375%	11/01/18		110	126,855
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes
6.500%	07/01/21		70	70,875
7.875%	10/01/20		275	284,625
9.625%	05/01/19		61	63,821
NFP Corp., Sr. Unsec’d. Notes, 144A
9.000%	07/15/21		155	163,525
Quicken Loans, Inc., Gtd. Notes, 144A
5.750%	05/01/25	(a)	438	425,955
Speedy Cash Intermediate Holdings Corp., Sec’d. Notes, 144A
10.750%	05/15/18		405	387,788
Springleaf Finance Corp., Gtd. Notes
7.750%	10/01/21	(a)	224	236,320
8.250%	12/15/20		11	11,963
Gtd. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
6.500%	09/15/17	100	$102,499
Visa, Inc., Sr. Unsec’d. Notes
3.150%	12/14/25	920	924,035

			25,609,161

Electric — 1.4%
AEP Transmission Co. LLC, Sr. Unsec’d. Notes, 144A
3.100%	12/01/26	210	206,826
AES Corp., Sr. Unsec’d. Notes
3.931%(c)	06/01/19	130	129,999
4.875%	05/15/23	380	375,325
5.500%	03/15/24	20	20,349
5.500%	04/15/25	150	149,999
6.000%	05/15/26	800	811,999
Alabama Power Co., Sr. Unsec’d. Notes
3.850%	12/01/42	135	129,048
5.600%	03/15/33	120	138,477
5.875%	12/01/22	160	184,207
6.125%	05/15/38	30	37,521
Appalachian Power Co., Sr. Unsec’d. Notes
4.600%	03/30/21	150	160,644
Arizona Public Service Co., Sr. Unsec’d. Notes
4.500%	04/01/42	56	58,811
5.050%	09/01/41	107	120,673
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes
3.750%	11/15/23	537	561,544
4.500%	02/01/45	295	306,039
6.125%	04/01/36	240	299,731
Calpine Corp., Sr. Sec’d. Notes, 144A
5.250%	06/01/26	970	955,450
6.000%	01/15/22	150	156,750
7.875%	01/15/23	76	79,230
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18	120	134,853
CMS Energy Corp., Sr. Unsec’d. Notes
2.950%	02/15/27	120	113,891
8.750%	06/15/19	80	92,377
Commonwealth Edison Co., First Mortgage
4.350%	11/15/45	280	292,348
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46	240	228,992
4.200%	03/15/42	69	69,185
4.300%	12/01/56	55	54,924
4.500%	12/01/45	205	217,373
Consumers Energy Co., First Mortgage
2.850%	05/15/22	100	101,579

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
5.650%	04/15/20		105	$115,656
Dominion Resources, Inc., Jr. Sub. Notes
4.104%	04/01/21		390	406,251
Sr. Unsec’d. Notes
2.850%	08/15/26		176	164,777
3.625%	12/01/24		300	301,877
3.900%	10/01/25	(a)	780	796,336
4.900%	08/01/41		32	33,594
5.250%	08/01/33		155	167,149
DTE Electric Co., General Ref. Mortgage
2.650%	06/15/22		53	53,342
DTE Energy Co., Sr. Unsec’d. Notes
3.850%	12/01/23		46	47,592
Duke Energy Carolinas LLC, First Mortgage
3.900%	06/15/21		200	212,288
First Ref. Mortgage
6.000%	01/15/38		31	38,397
7.000%	11/15/18		100	109,412
Duke Energy Corp., Sr. Unsec’d. Notes
2.650%	09/01/26		250	233,332
3.750%	09/01/46		240	216,050
Duke Energy Indiana LLC, First Mortgage
3.750%	07/15/20		90	94,438
3.750%	05/15/46		345	324,498
Duke Energy Progress LLC, First Mortgage
4.100%	03/15/43		100	99,988
Dynegy, Inc., Gtd. Notes
5.875%	06/01/23		1,340	1,162,450
Gtd. Notes, 144A
8.000%	01/15/25		160	150,000
Edison International, Sr. Unsec’d. Notes
2.950%	03/15/23		500	494,123
EDP Finance BV (Portugal), Sr. Unsec’d. Notes, 144A
5.250%	01/14/21		345	364,700
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/44		255	255,500
Emera US Finance LP (Canada),
Gtd. Notes, 144A
3.550%	06/15/26		245	240,842
4.750%	06/15/46		190	191,605
Enel Finance International NV (Italy), Gtd. Notes, 144A
5.125%	10/07/19		250	267,244
Entergy Arkansas, Inc., First Mortgage
3.750%	02/15/21		950	996,158

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Louisiana LLC, Collateral Trust
2.400%	10/01/26		290	$270,608
Entergy Mississippi, Inc., First Mortgage
2.850%	06/01/28		240	227,895
Exelon Corp., Sr. Unsec’d. Notes
2.450%	04/15/21		75	74,099
3.400%	04/15/26	(a)	595	583,801
4.450%	04/15/46		70	68,525
Exelon Generation Co. LLC, Sr. Unsec’d. Notes
2.950%	01/15/20		720	728,562
4.250%	06/15/22		270	279,466
6.250%	10/01/39		200	201,373
Florida Power & Light Co., First Mortgage
3.125%	12/01/25		490	495,411
4.050%	06/01/42		200	203,889
5.625%	04/01/34		150	181,772
GenOn Energy, Inc., Sr. Unsec’d. Notes
9.875%	10/15/20		435	296,888
Great Plains Energy, Inc., Sr. Unsec’d. Notes
4.850%	06/01/21		22	23,438
Hydro-Quebec (Canada), Gov’t. Gtd. Notes
8.050%	07/07/24		550	723,103
8.400%	01/15/22		120	150,001
9.400%	02/01/21		130	162,014
Indiana Michigan Power Co., Sr. Unsec’d. Notes
7.000%	03/15/19		170	187,350
ITC Holdings Corp., Sr. Unsec’d. Notes
3.650%	06/15/24		610	611,398
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		580	600,446
John Sevier Combined Cycle Generation LLC, Sec’d. Notes
4.626%	01/15/42		215	225,779
Kansas City Power & Light Co., Sr. Unsec’d. Notes
5.300%	10/01/41		300	320,495
Nevada Power Co., General Ref. Mortgage
6.500%	08/01/18		305	327,964
New York State Electric & Gas Corp., Sr. Unsec’d. Notes, 144A
3.250%	12/01/26		340	338,521
NRG Energy, Inc., Gtd. Notes
6.250%	05/01/24		150	145,875
Gtd. Notes, 144A
6.625%	01/15/27		660	623,700
7.250%	05/15/26		490	487,550

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
NRG Yield Operating LLC, Gtd. Notes
5.375%	08/15/24	(a)	140	$140,700
Gtd. Notes, 144A
5.000%	09/15/26		130	124,150
Oglethorpe Power Corp., First Mortgage
4.250%	04/01/46		25	23,900
4.550%	06/01/44		150	148,317
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes
4.550%	03/15/44		120	128,719
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes
6.800%	09/01/18		160	172,889
Pacific Gas & Electric Co., Sr. Unsec’d. Notes
2.450%	08/15/22		113	111,621
3.400%	08/15/24		960	980,957
4.300%	03/15/45		100	102,275
4.450%	04/15/42		67	70,370
4.600%	06/15/43		50	52,740
6.050%	03/01/34		150	187,720
8.250%	10/15/18		130	144,317
PacifiCorp, First Mortgage
2.950%	02/01/22		975	992,931
2.950%	06/01/23		440	442,377
PECO Energy Co., First Mortgage
2.375%	09/15/22		150	147,309
PPL Capital Funding, Inc., Gtd. Notes
3.400%	06/01/23		50	50,341
4.200%	06/15/22		100	105,391
Progress Energy, Inc., Sr. Unsec’d. Notes
3.150%	04/01/22		1,188	1,198,740
4.400%	01/15/21		93	98,620
7.000%	10/30/31		150	194,473
7.750%	03/01/31		150	206,395
PSEG Power LLC, Gtd. Notes
2.450%	11/15/18		350	352,460
4.150%	09/15/21		50	52,144
4.300%	11/15/23		61	63,051
Public Service Co. of Colorado, First Mortgage
3.200%	11/15/20		36	37,168
Public Service Co. of New Hampshire, First Mortgage
3.500%	11/01/23		40	40,774
Public Service Co. of Oklahoma, Sr. Unsec’d. Notes
5.150%	12/01/19		200	215,064
Public Service Electric & Gas Co., First Mortgage, MTN
2.250%	09/15/26		540	501,097
Sec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
3.650%	09/01/42		75	$71,805
Puget Sound Energy, Inc., Jr. Sub. Notes
6.974%(c)	06/01/67		440	374,000
San Diego Gas & Electric Co., First Mortgage
2.500%	05/15/26		250	239,608
6.000%	06/01/26		120	145,917
Sierra Pacific Power Co., General Ref. Mortgage
2.600%	05/01/26		150	143,515
3.375%	08/15/23		98	100,330
Southern California Edison Co., First Mortgage
3.600%	02/01/45		260	245,934
First Ref. Mortgage
5.500%	03/15/40		80	96,219
Sr. Unsec’d. Notes
6.650%	04/01/29		150	185,955
Southern Power Co., Sr. Unsec’d. Notes
4.950%	12/15/46		265	258,226
5.150%	09/15/41		65	65,461
Southwestern Electric Power Co., Sr. Unsec’d. Notes
3.900%	04/01/45		335	312,034
Southwestern Public Service Co., First Mortgage
8.750%	12/01/18		230	258,553
State Grid Overseas Investment 2013 Ltd. (China), Gtd. Notes, 144A
1.750%	05/22/18		200	199,099
Talen Energy Supply LLC, Gtd. Notes
6.500%	06/01/25	(a)	200	154,500
Sr. Unsec’d. Notes, 144A
4.625%	07/15/19		25	23,688
Terraform Global Operating LLC, Gtd. Notes, 144A
9.750%	08/15/22	(a)	330	352,275
Texas Co. Holdings, Notes
—%	10/01/20		150	1,500
Texas Competitive Electric Holdings Co. LLC, Escrow Shares, Notes^
—%	10/10/17		428	15,843
—%	10/31/17		160	5,920
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		760	769,904
Tri-State Generation & Transmission Association, Inc., First Mortgage
4.250%	06/01/46		150	144,568
Wisconsin Electric Power Co., Sr. Unsec’d. Notes
2.950%	09/15/21		7	7,146
3.650%	12/15/42		77	72,513

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
Xcel Energy, Inc., Sr. Unsec’d. Notes
3.350%	12/01/26		125	$125,104
4.700%	05/15/20		1,300	1,382,547

				35,104,840

Electrical Components & Equipment — 0.1%
Belden, Inc., Gtd. Notes, 144A
5.250%	07/15/24		30	30,149
5.500%	09/01/22		518	533,538
Energizer Holdings, Inc., Gtd. Notes, 144A
5.500%	06/15/25	(a)	540	541,351
EnerSys, Gtd. Notes, 144A
5.000%	04/30/23		165	165,825
General Cable Corp., Gtd. Notes
5.750%	10/01/22		875	848,750
WESCO Distribution, Inc., Gtd. Notes, 144A
5.375%	06/15/24		225	225,563

				2,345,176

Electronics
Arrow Electronics, Inc., Sr. Unsec’d. Notes
6.000%	04/01/20		100	108,359
6.875%	06/01/18		145	154,100
7.500%	01/15/27		150	178,484
Honeywell International, Inc., Sr. Unsec’d. Notes
2.500%	11/01/26		305	288,695
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes
3.750%	03/15/22		145	151,069
Sanmina Corp., Sr. Sec’d. Notes, 144A
4.375%	06/01/19		10	10,275

				890,982

Energy-Alternate Sources
TerraForm Power Operating LLC, Gtd. Notes, 144A
6.375%	02/01/23		85	86,063
6.625%	06/15/25	(a)	607	628,245

				714,308

Engineering & Construction — 0.1%
AECOM, Gtd. Notes
5.750%	10/15/22		190	200,830
5.875%	10/15/24		1,033	1,102,841
Fluor Corp., Sr. Unsec’d. Notes
3.375%	09/15/21		153	156,926
MasTec, Inc., Gtd. Notes
4.875%	03/15/23		380	371,451

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Engineering & Construction (continued)
MMC Energy, Inc., Escrow Shares, First Lien^
—%	10/15/20		75	$—
SBA Communications Corp., Sr. Unsec’d. Notes
4.875%	07/15/22		85	86,275

				1,918,323

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Gtd. Notes
5.750%	06/15/25		715	731,087
5.875%	02/15/22		25	26,156
Gtd. Notes, 144A
5.875%	11/15/26		140	143,149
Chukchansi Economic Development Authority, Sec’d. Notes, 144A
9.750%	05/30/20	(g)	223	94,077
Cinemark USA, Inc., Gtd. Notes
4.875%	06/01/23		405	410,063
5.125%	12/15/22		15	15,450
Eldorado Resorts, Inc., Gtd. Notes
7.000%	08/01/23		15	15,900
EMI Music Publishing Group North America Holdings, Inc., Gtd. Notes, 144A
7.625%	06/15/24		300	324,000
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes
4.875%	11/01/20		100	105,000
5.375%	11/01/23		335	358,450
5.375%	04/15/26		150	156,435
International Game Technology PLC, Sr. Sec’d. Notes, 144A
6.250%	02/15/22		1,220	1,308,451
6.500%	02/15/25		531	569,498
Isle of Capri Casinos, Inc., Gtd. Notes
5.875%	03/15/21		60	62,100
Regal Entertainment Group, Sr. Unsec’d. Notes
5.750%	03/15/22		719	753,153
5.750%	06/15/23		265	270,549
Scientific Games International, Inc., Gtd. Notes
10.000%	12/01/22		255	253,725
Sr. Sec’d. Notes, 144A
7.000%	01/01/22		275	294,938
Shingle Springs Tribal Gaming Authority, Sr. Unsec’d. Notes, 144A
9.750%	09/01/21		190	206,625
Six Flags Entertainment Corp., Gtd. Notes, 144A
4.875%	07/31/24		470	464,125
WMG Acquisition Corp., Gtd. Notes, 144A
6.750%	04/15/22		150	157,875
Sr. Sec’d. Notes, 144A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Entertainment (continued)
4.875%	11/01/24	50	$49,750
5.000%	08/01/23	50	50,250
5.625%	04/15/22	606	627,210

			7,448,016

Environmental Control — 0.1%
Clean Harbors, Inc., Gtd. Notes
5.125%	06/01/21	480	490,896
Republic Services, Inc., Sr. Unsec’d. Notes
3.550%	06/01/22	179	185,945
5.500%	09/15/19	335	364,562
Waste Management, Inc., Gtd. Notes
4.600%	03/01/21	74	79,822
4.750%	06/30/20	100	107,797

			1,229,022

Food Service
AdvancePierre Foods Holdings, Inc., Gtd. Notes, 144A
5.500%	12/15/24	80	80,750
Aramark Services, Inc., Gtd. Notes
5.125%	01/15/24	180	185,625
5.750%	03/15/20	20	20,425

			286,800

Foods — 0.5%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A
5.750%	03/15/25	100	98,999
6.625%	06/15/24	852	888,211
B&G Foods, Inc., Gtd. Notes
4.625%	06/01/21	315	321,299
Bumble Bee Holdings, Inc., Sr. Sec’d. Notes, 144A
9.000%	12/15/17	240	237,000
Darling Ingredients, Inc., Gtd. Notes
5.375%	01/15/22	325	337,188
Dean Foods Co., Gtd. Notes, 144A
6.500%	03/15/23	267	281,018
General Mills, Inc., Sr. Unsec’d. Notes
3.150%	12/15/21	340	347,287
Ingles Markets, Inc., Sr. Unsec’d. Notes
5.750%	06/15/23	140	143,851
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A
5.750%	06/15/25	64	64,800
5.875%	07/15/24	32	33,040
7.250%	06/01/21	87	90,046
7.250%	06/01/21	43	44,505
8.250%	02/01/20	469	480,725

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Foods (continued)
Kraft Heinz Foods Co., Gtd. Notes
3.000%	06/01/26		240	$225,321
3.500%	06/06/22		175	177,970
4.375%	06/01/46		615	578,702
5.000%	06/04/42		379	388,072
5.375%	02/10/20		139	150,552
6.875%	01/26/39	(a)	218	273,885
Kroger Co. (The), Gtd. Notes
5.400%	07/15/40		23	25,530
7.500%	04/01/31		110	148,117
Sr. Unsec’d. Notes
3.400%	04/15/22		290	295,615
3.850%	08/01/23		571	592,920
3.875%	10/15/46		260	236,696
6.800%	12/15/18		55	60,208
Lamb Weston Holdings, Inc., Gtd. Notes, 144A
4.625%	11/01/24		32	32,080
4.875%	11/01/26		32	31,660
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A
2.000%	10/28/21		390	373,636
Pilgrim’s Pride Corp., Gtd. Notes, 144A
5.750%	03/15/25		198	197,506
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes
4.875%	05/01/21		250	257,500
5.875%	01/15/24		41	43,460
Post Holdings, Inc., Gtd. Notes, 144A
5.000%	08/15/26		155	148,413
6.000%	12/15/22		10	10,438
6.750%	12/01/21		138	147,315
7.750%	03/15/24		580	643,800
8.000%	07/15/25		222	248,640
Simmons Foods, Inc., Sec’d. Notes, 144A
7.875%	10/01/21		169	174,070
Smithfield Foods, Inc. (Hong Kong), Gtd. Notes, 144A
5.250%	08/01/18		44	44,495
5.875%	08/01/21		824	859,021
SUPERVALU, Inc., Sr. Unsec’d. Notes
6.750%	06/01/21		104	105,040
7.750%	11/15/22		645	650,644
Sysco Corp., Gtd. Notes
2.500%	07/15/21		185	183,026
TreeHouse Foods, Inc., Gtd. Notes
4.875%	03/15/22		555	568,875
Gtd. Notes, 144A
6.000%	02/15/24		517	542,850

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Foods (continued)
Tyson Foods, Inc., Gtd. Notes
4.875%	08/15/34	250	$254,760
US Foods, Inc., Gtd. Notes, 144A
5.875%	06/15/24	331	342,585
Wells Enterprises, Inc., Sr. Sec’d. Notes, 144A
6.750%	02/01/20	220	227,150

			12,608,521

Forest Products & Paper
Cascades, Inc. (Canada), Gtd. Notes, 144A
5.500%	07/15/22	65	65,975
5.750%	07/15/23	195	197,925
Clearwater Paper Corp., Gtd. Notes
4.500%	02/01/23	110	107,800

			371,700

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes
5.500%	05/20/25	82	82,819
Atmos Energy Corp., Sr. Unsec’d. Notes
8.500%	03/15/19	300	341,130
Boston Gas Co., Sr. Unsec’d. Notes, 144A
4.487%	02/15/42	101	103,276
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes
4.500%	01/15/21	321	336,799
5.850%	01/15/41	215	243,259
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes
4.600%	12/15/44	118	117,406
KeySpan Gas East Corp., Unsec’d. Notes, 144A
2.742%	08/15/26	280	265,814
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes
6.875%	10/15/21	52	53,170
NiSource Finance Corp., Gtd. Notes
4.800%	02/15/44	410	431,646
5.650%	02/01/45	106	123,592
5.800%	02/01/42	314	365,409
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes
3.640%	11/01/46	280	247,168
Sempra Energy, Sr. Unsec’d. Notes
6.000%	10/15/39	150	178,732
9.800%	02/15/19	320	370,650
Southern Co. Gas Capital Corp., Gtd. Notes
3.250%	06/15/26	383	373,729

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Gas (continued)
3.500%	09/15/21		150	$154,166
4.400%	06/01/43		63	62,296
5.875%	03/15/41		91	105,998

				3,957,059

Hand/Machine Tools
Apex Tool Group LLC, Gtd. Notes, 144A
7.000%	02/01/21		125	111,875
Milacron LLC/Mcron Finance Corp., Gtd. Notes, 144A
7.750%	02/15/21		270	277,426

				389,301

Healthcare-Products — 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes
2.350%	11/22/19		675	675,796
2.900%	11/30/21		395	393,874
3.750%	11/30/26		400	397,236
4.900%	11/30/46		135	138,555
Alere, Inc., Gtd. Notes
6.500%	06/15/20		467	459,994
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., Sec’d. Notes, 144A
8.125%	06/15/21		575	498,813
Hill-Rom Holdings, Inc., Gtd. Notes, 144A
5.750%	09/01/23		590	609,176
Hologic, Inc., Gtd. Notes, 144A
5.250%	07/15/22		365	384,163
Kinetic Concepts, Inc./KCI USA, Inc., Sec’d. Notes, 144A
9.625%	10/01/21		265	280,238
Sr. Sec’d. Notes, 144A
7.875%	02/15/21	(a)	215	233,275
Mallinckrodt International Finance SA, Gtd. Notes
3.500%	04/15/18		195	194,756
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A
5.500%	04/15/25		50	44,750
5.625%	10/15/23	(a)	1,060	988,450
Medtronic, Inc., Gtd. Notes
3.150%	03/15/22		1,275	1,305,883
3.500%	03/15/25		230	236,834
Sterigenics-Nordion Holdings LLC, Sr. Unsec’d. Notes, 144A
6.500%	05/15/23		151	153,643
Stryker Corp., Sr. Unsec’d. Notes
3.500%	03/15/26		105	105,991
4.625%	03/15/46		280	285,510
Teleflex, Inc., Gtd. Notes
4.875%	06/01/26		272	269,280

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Products (continued)
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes
2.950%	09/19/26		730	$689,303
4.150%	02/01/24		305	317,606

				8,663,126

Healthcare-Services — 0.9%
Acadia Healthcare Co., Inc., Gtd. Notes
5.125%	07/01/22		5	4,969
5.625%	02/15/23		569	568,998
Aetna, Inc., Sr. Unsec’d. Notes
3.200%	06/15/26		255	252,264
3.500%	11/15/24		345	350,020
6.750%	12/15/37		100	129,961
Air Medical Group Holdings, Inc., Sr. Unsec’d. Notes, 144A
6.375%	05/15/23		215	206,399
Anthem, Inc., Sr. Unsec’d. Notes
2.300%	07/15/18		440	442,876
3.300%	01/15/23		35	34,941
4.650%	01/15/43		141	141,549
5.100%	01/15/44		300	319,665
Centene Corp., Sr. Unsec’d. Notes
4.750%	01/15/25		295	287,994
6.125%	02/15/24		236	248,685
CHS/Community Health Systems, Inc., Gtd. Notes
6.875%	02/01/22		315	218,925
7.125%	07/15/20		69	52,461
8.000%	11/15/19		68	56,440
Sr. Sec’d. Notes
5.125%	08/15/18		21	20,580
5.125%	08/01/21	(a)	250	231,875
Cigna Corp., Sr. Unsec’d. Notes
4.000%	02/15/22		885	924,581
Covenant Surgical Partners, Inc., Sr. Sec’d. Notes, 144A
8.750%	08/01/19		49	47,285
DaVita, Inc., Gtd. Notes
5.000%	05/01/25		704	692,560
5.125%	07/15/24		453	451,868
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A
5.875%	01/31/22		353	386,535
HCA Holdings, Inc., Sr. Unsec’d. Notes
6.250%	02/15/21		125	134,531
HCA, Inc., Gtd. Notes
5.375%	02/01/25		4,420	4,431,050
5.875%	05/01/23		2,000	2,125,000
7.500%	02/15/22		930	1,055,550
Sr. Sec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare-Services (continued)
5.250%	04/15/25		325	$339,219
HealthSouth Corp., Gtd. Notes
5.750%	11/01/24		590	597,376
5.750%	09/15/25		5	4,975
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes
8.375%	05/15/19		770	669,900
Kindred Healthcare, Inc., Gtd. Notes
8.750%	01/15/23	(a)	925	864,875
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes
2.200%	08/23/17		195	195,909
2.500%	11/01/18		170	171,498
LifePoint Health, Inc., Gtd. Notes
5.500%	12/01/21		20	20,800
MPH Acquisition Holdings LLC, Gtd. Notes, 144A
7.125%	06/01/24		416	437,882
Quest Diagnostics, Inc., Gtd. Notes
4.750%	01/30/20		170	181,459
Tenet Healthcare Corp., Sec’d. Notes, 144A
7.500%	01/01/22		50	52,125
Sr. Sec’d. Notes
4.500%	04/01/21		1,358	1,344,420
6.000%	10/01/20		124	129,890
Sr. Unsec’d. Notes
5.000%	03/01/19		252	245,700
5.500%	03/01/19		227	223,050
6.750%	02/01/20		500	481,250
6.750%	06/15/23	(a)	1,400	1,235,500
8.125%	04/01/22		1,388	1,309,578
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
2.750%	02/15/23		58	57,677
3.100%	03/15/26		280	276,164
3.450%	01/15/27		150	152,375
3.950%	10/15/42		440	428,498
4.625%	07/15/35		100	109,004
6.625%	11/15/37		270	353,177
WellCare Health Plans, Inc., Sr. Unsec’d. Notes
5.750%	11/15/20		10	10,275

				23,710,138

Holding Companies-Diversified
HRG Group, Inc., Sr. Sec’d. Notes
7.875%	07/15/19		332	346,110
Sr. Unsec’d. Notes
7.750%	01/15/22		185	192,863

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Holding Companies-Diversified (continued)
Hutchison Whampoa International 12 II Ltd. (Hong Kong), Gtd. Notes, 144A
3.250%	11/08/22			200	$201,841

					740,814

Home Builders
CalAtlantic Group, Inc., Gtd. Notes
5.875%	11/15/24			210	213,150
8.375%	01/15/21			80	93,200
Lennar Corp., Gtd. Notes
4.500%	06/15/19			12	12,390
6.950%	06/01/18			10	10,575
12.250%	06/01/17			100	104,250
M/I Homes, Inc., Gtd. Notes
6.750%	01/15/21			160	166,800
Mattamy Group Corp. (Canada), Gtd. Notes, 144A
6.500%	11/15/20			142	144,130
Sr. Unsec’d. Notes, 144A
6.875%	11/15/20		CAD	80	60,552
Toll Brothers Finance Corp., Gtd. Notes
4.875%	11/15/25			113	111,023
5.625%	01/15/24			35	36,313

					952,383

Home Furnishings
Tempur Sealy International, Inc., Gtd. Notes
5.500%	06/15/26			364	365,820
5.625%	10/15/23	(a)		620	640,150

					1,005,970

Household Products/Wares — 0.1%
ACCO Brands Corp., Gtd. Notes
6.750%	04/30/20	(a)		508	533,398
Gtd. Notes, 144A
5.250%	12/15/24			70	70,482
Central Garden & Pet Co., Gtd. Notes
6.125%	11/15/23			553	583,415
Prestige Brands, Inc., Gtd. Notes, 144A
5.375%	12/15/21			234	241,020
6.375%	03/01/24			20	21,000
Spectrum Brands, Inc., Gtd. Notes
5.750%	07/15/25			34	35,275
6.125%	12/15/24			14	14,770
6.625%	11/15/22			218	231,626

					1,730,986

Housewares
Radio Systems Corp., Sec’d. Notes, 144A
8.375%	11/01/19			180	187,651

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Housewares (continued)
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A
5.250%	12/15/26	83	$83,000
6.000%	10/15/23	681	720,158

			990,809

Insurance — 0.5%
AIG SunAmerica Global Financing X, Sr. Sec’d. Notes, 144A
6.900%	03/15/32	185	236,018
Allstate Corp. (The), Sr. Unsec’d. Notes
3.150%	06/15/23	122	123,537
American International Group, Inc., Sr. Unsec’d. Notes
4.125%	02/15/24	165	171,306
4.500%	07/16/44	171	168,619
4.800%	07/10/45	485	503,391
Aon Corp., Gtd. Notes
6.250%	09/30/40	33	39,879
Berkshire Hathaway Finance Corp., Gtd. Notes
4.300%	05/15/43	215	222,123
4.400%	05/15/42	165	173,704
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
2.750%	03/15/23	475	473,217
3.000%	02/11/23	325	328,832
3.125%	03/15/26	485	481,850
CNA Financial Corp., Sr. Unsec’d. Notes
3.950%	05/15/24	73	74,045
4.500%	03/01/26	53	55,424
CNO Financial Group, Inc., Sr. Unsec’d. Notes
5.250%	05/30/25	280	279,649
Fidelity & Guaranty Life Holdings, Inc., Sr. Unsec’d. Notes, 144A
6.375%	04/01/21	50	49,750
Guardian Life Global Funding, Sr. Sec’d. Notes, MTN, 144A
2.000%	04/26/21	200	195,057
Jackson National Life Global Funding, Sec’d. Notes, 144A
2.250%	04/29/21	995	981,255
Liberty Mutual Group, Inc., Gtd. Notes, 144A
4.950%	05/01/22	68	74,196
6.500%	03/15/35	100	119,483
7.800%	03/07/87	95	106,875
Liberty Mutual Insurance Co., Sub. Notes, 144A
7.875%	10/15/26	200	242,274
Lincoln National Corp., Sr. Unsec’d. Notes
4.200%	03/15/22	59	62,449
6.250%	02/15/20	390	430,723

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
3.500%	06/03/24	170	$172,988
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A
5.375%	12/01/41	66	72,781
MassMutual Global Funding II, Sec’d. Notes, 144A
2.000%	04/15/21	530	516,648
Sr. Sec’d. Notes, 144A
2.350%	04/09/19	200	201,854
2.500%	10/17/22	132	129,620
MetLife, Inc., Jr. Sub. Notes
6.400%	12/15/66	285	307,800
Sr. Unsec’d. Notes
4.125%	08/13/42	310	305,091
Metropolitan Life Global Funding I, Sr. Sec’d. Notes, 144A
3.000%	01/10/23	700	703,047
3.650%	06/14/18	120	123,449
3.875%	04/11/22	767	810,493
Nationwide Mutual Insurance Co., Sub. Notes, 144A
9.375%	08/15/39	300	453,126
New York Life Global Funding, Sec’d. Notes, 144A
1.950%	02/11/20	700	694,943
Sr. Sec’d. Notes, MTN, 144A
2.000%	04/13/21	230	225,812
Pacific Life Global Funding, Sr. Sec’d. Notes, MTN, 144A
5.000%	05/15/17	200	202,702
Pacific Life Insurance Co., Sub. Notes, 144A
9.250%	06/15/39	260	384,052
Radian Group, Inc., Sr. Unsec’d. Notes
7.000%	03/15/21	100	111,250
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A
4.250%	12/06/42	210	205,077
Travelers Property Casualty Corp., Gtd. Notes
7.750%	04/15/26	190	249,541
USI, Inc., Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	110	112,200
Voya Financial, Inc., Gtd. Notes
3.650%	06/15/26	287	280,621

			11,856,751

Internet — 0.1%
Amazon.com, Inc., Sr. Unsec’d. Notes
3.800%	12/05/24	455	478,127

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Internet (continued)
Cogent Communications Group, Inc., Sr. Sec’d. Notes, 144A
5.375%	03/01/22		350	$361,375
eBay, Inc., Sr. Unsec’d. Notes
1.350%	07/15/17		114	114,047
2.600%	07/15/22		285	276,243
4.000%	07/15/42		253	211,177
Netflix, Inc., Gtd. Notes, 144A
4.375%	11/15/26		39	37,830
Sr. Unsec’d. Notes
5.500%	02/15/22		40	43,100
5.750%	03/01/24		455	486,850
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes
6.000%	04/01/23		1,028	1,069,120
6.375%	05/15/25		400	418,000

				3,495,869

Iron/Steel — 0.1%
AK Steel Corp., Sr. Sec’d. Notes
7.500%	07/15/23		225	249,748
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes
6.125%	06/01/25		342	374,489
7.250%	02/25/22	(a)	1,335	1,505,212
7.750%	03/01/41		130	138,449
10.850%	06/01/19		5	5,849
Cliffs Natural Resources, Inc., Sr. Sec’d. Notes, 144A
8.250%	03/31/20		5	5,475
Commercial Metals Co., Sr. Unsec’d. Notes
4.875%	05/15/23		95	95,475
Nucor Corp., Sr. Unsec’d. Notes
4.000%	08/01/23		108	113,531
5.200%	08/01/43		177	199,736
Steel Dynamics, Inc., Gtd. Notes
5.125%	10/01/21		135	140,797
5.250%	04/15/23		50	52,375
6.375%	08/15/22		230	239,776
Gtd. Notes, 144A
5.000%	12/15/26		55	54,794
United States Steel Corp., Sr. Sec’d. Notes, 144A
8.375%	07/01/21		115	127,136

				3,302,842

Leisure Time — 0.1%
LTF Merger Sub, Inc., Gtd. Notes, 144A
8.500%	06/15/23		225	232,875
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A
4.750%	12/15/21		191	190,882

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Leisure Time (continued)
Sabre GLBL, Inc., Sr. Sec’d. Notes, 144A
5.375%	04/15/23		498	$507,960
Vista Outdoor, Inc., Gtd. Notes
5.875%	10/01/23		370	387,346

				1,319,063

Lodging — 0.3%
Boyd Gaming Corp., Gtd. Notes
6.875%	05/15/23		489	525,675
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes(i)
9.000%	02/15/20		492	508,991
11.250%	06/01/17		246	250,288
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A
10.500%	07/01/19		153	153,383
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A
8.500%	12/01/21		90	95,625
Hilton Domestic Operating Co., Inc., Gtd. Notes, 144A
4.250%	09/01/24		155	150,350
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., Gtd. Notes, 144A
6.125%	12/01/24		47	48,821
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes
5.625%	10/15/21		80	82,640
Interval Acquisition Corp., Gtd. Notes
5.625%	04/15/23		320	326,400
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A
6.750%	11/15/21		230	232,875
MGM Resorts International, Gtd. Notes
4.625%	09/01/26		1,705	1,641,063
6.000%	03/15/23		696	751,680
6.625%	12/15/21		220	245,850
6.750%	10/01/20	(a)	238	264,776
7.750%	03/15/22		984	1,131,600
11.375%	03/01/18		200	222,000
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Gtd. Notes, 144A
5.875%	05/15/21		350	346,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Gtd. Notes
5.375%	03/15/22	(a)	180	184,500
Gtd. Notes, 144A
5.500%	03/01/25	(a)	1,262	1,251,904

				8,414,921

Machinery-Construction & Mining — 0.1%
BlueLine Rental Finance Corp., Sec’d. Notes, 144A
7.000%	02/01/19		251	244,724

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Machinery-Construction & Mining (continued)
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN
2.850%	06/01/22		247	$247,490
Cortes NP Acquisition Corp., Sr. Unsec’d. Notes, 144A
9.250%	10/15/24		414	438,840
Oshkosh Corp., Gtd. Notes
5.375%	03/01/25		99	100,980
Terex Corp., Gtd. Notes
6.000%	05/15/21		855	874,238

				1,906,272

Machinery-Diversified — 0.1%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A
6.500%	06/15/23		58	60,029
CNH Industrial Capital LLC, Gtd. Notes
4.875%	04/01/21	(a)	350	364,000
Deere & Co., Sr. Unsec’d. Notes
2.600%	06/08/22		45	44,781
3.900%	06/09/42		38	38,051
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN
2.450%	09/11/20		378	379,568
Manitowoc Foodservice, Inc., Sr. Unsec’d. Notes
9.500%	02/15/24		280	322,700
Roper Technologies, Inc., Sr. Unsec’d. Notes
3.800%	12/15/26		150	151,156
SPX FLOW, Inc., Gtd. Notes, 144A
5.625%	08/15/24		315	317,363
Xylem, Inc., Sr. Unsec’d. Notes
4.375%	11/01/46		150	147,761
Zebra Technologies Corp., Sr. Unsec’d. Notes
7.250%	10/15/22		525	570,938

				2,396,347

Media — 2.1%
21st Century Fox America, Inc., Gtd. Notes
4.750%	09/15/44		480	479,796
4.950%	10/15/45		85	87,355
7.250%	05/18/18		300	321,590
7.430%	10/01/26		100	126,025
7.625%	11/30/28		100	128,191
7.700%	10/30/25		100	128,868
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A
6.625%	02/15/23		1,300	1,335,748
7.500%	05/15/26		1,045	1,086,798

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Altice SA (Luxembourg), Gtd. Notes, 144A
7.750%	05/15/22		1,015	$1,083,512
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A
5.375%	07/15/23		215	223,063
5.500%	05/15/26		200	203,999
AMC Networks, Inc., Gtd. Notes
4.750%	12/15/22		320	321,999
5.000%	04/01/24		325	326,624
Cablevision Systems Corp., Sr. Unsec’d. Notes
8.000%	04/15/20		509	558,628
8.625%	09/15/17		24	24,960
CBS Corp., Gtd. Notes
3.700%	08/15/24		34	34,249
4.850%	07/01/42		100	97,889
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes
5.125%	02/15/23		127	130,493
5.750%	09/01/23		14	14,630
6.625%	01/31/22		205	212,431
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23		1,404	1,446,119
5.500%	05/01/26		9	9,180
5.750%	02/15/26		2,885	2,985,975
5.875%	04/01/24		1,035	1,104,863
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes
4.908%	07/23/25		1,835	1,933,962
Clear Channel Worldwide Holdings, Inc., Gtd. Notes
6.500%	11/15/22	(a)	3,291	3,365,048
6.500%	11/15/22		74	74,000
7.625%	03/15/20		1,940	1,938,778
7.625%	03/15/20		15	14,400
Comcast Cable Communications Holdings, Inc., Gtd. Notes
9.455%	11/15/22		160	216,560
Comcast Cable Holdings LLC, Gtd. Notes
10.125%	04/15/22		315	410,843
Comcast Corp., Gtd. Notes
2.350%	01/15/27		190	175,148
3.400%	07/15/46		425	371,158
4.600%	08/15/45		620	649,926
6.450%	03/15/37		275	355,065
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A
9.375%	01/15/19		145	163,810
Cox Enterprises, Inc., Sr. Unsec’d. Notes, 144A
7.375%	07/15/27		125	145,363

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
CSC Holdings LLC, Gtd. Notes, 144A
5.500%	04/15/27		200	$202,499
6.625%	10/15/25		355	387,838
Sr. Unsec’d. Notes
6.750%	11/15/21		271	291,325
8.625%	02/15/19		192	212,159
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25		400	476,000
Discovery Communications LLC, Gtd. Notes
4.375%	06/15/21		159	167,651
4.950%	05/15/42		100	92,232
DISH DBS Corp., Gtd. Notes
4.250%	04/01/18		10	10,254
5.000%	03/15/23		360	358,200
5.875%	07/15/22		500	526,250
5.875%	11/15/24		2,075	2,135,175
6.750%	06/01/21		1,924	2,087,540
7.750%	07/01/26		568	640,421
7.875%	09/01/19		135	149,850
Gray Television, Inc., Gtd. Notes, 144A
5.125%	10/15/24		115	111,263
5.875%	07/15/26		165	163,763
iHeartCommunications, Inc., Sr. Sec’d. Notes
9.000%	12/15/19	(a)	660	539,551
LIN Television Corp., Gtd. Notes
5.875%	11/15/22		104	105,560
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes
6.375%	04/01/23		105	110,250
NBCUniversal Media LLC, Gtd. Notes
4.450%	01/15/43		350	357,653
5.950%	04/01/41		90	110,888
6.400%	04/30/40		154	199,140
Nexstar Broadcasting, Inc., Gtd. Notes
6.875%	11/15/20		500	517,500
Gtd. Notes, 144A
6.125%	02/15/22	(a)	440	455,400
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A
5.000%	04/15/22		1,288	1,312,150
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes
5.750%	01/15/23		1,310	1,359,126
SFR Group SA (France), Sr. Sec’d. Notes, 144A
6.000%	05/15/22		1,625	1,667,656
7.375%	05/01/26		1,365	1,399,125
Sinclair Television Group, Inc., Gtd. Notes
5.375%	04/01/21		40	41,200
6.125%	10/01/22		450	469,125

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Gtd. Notes, 144A
5.625%	08/01/24		1,120	$1,145,200
Sirius XM Radio, Inc., Gtd. Notes, 144A
5.375%	04/15/25	(a)	1,220	1,213,900
5.750%	08/01/21		1,096	1,141,210
6.000%	07/15/24		750	783,750
TCI Communications, Inc., Sr. Unsec’d. Notes
7.125%	02/15/28		150	198,380
TEGNA, Inc., Gtd. Notes
6.375%	10/15/23		765	809,485
Gtd. Notes, 144A
5.500%	09/15/24		250	252,500
Thomson Reuters Corp., Sr. Unsec’d. Notes
3.950%	09/30/21		442	459,248
Time Warner Cable LLC, Sr. Sec’d. Notes
5.500%	09/01/41		165	167,741
8.250%	04/01/19		300	337,110
8.750%	02/14/19		300	338,083
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes
8.375%	07/15/33		257	336,724
Time Warner, Inc., Gtd. Notes
3.800%	02/15/27		180	178,978
4.750%	03/29/21		430	460,659
4.850%	07/15/45		370	370,403
6.250%	03/29/41		19	22,169
Unitymedia GmbH (Germany), Sec’d. Notes, 144A
6.125%	01/15/25		200	205,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A
5.000%	01/15/25		440	437,800
5.500%	01/15/23		225	234,281
Univision Communications, Inc., Sr. Sec’d. Notes, 144A
5.125%	05/15/23		575	566,375
5.125%	02/15/25		110	105,188
6.750%	09/15/22		125	131,250
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A
5.375%	01/15/25		1,328	1,337,960
Viacom, Inc., Sr. Unsec’d. Notes
3.125%	06/15/22		360	349,069
3.875%	04/01/24	(a)	234	227,102
4.375%	03/15/43		652	519,354
Videotron Ltd. (Canada), Gtd. Notes, 144A
5.375%	06/15/24		659	676,299
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, 144A
6.375%	04/15/23		215	223,331

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A
5.500%	08/15/26	630	$628,425
Ziggo Bond Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A
5.875%	01/15/25	200	200,000

			53,001,264

Metal Fabricate/Hardware — 0.1%
Hillman Group, Inc. (The), Gtd. Notes, 144A
6.375%	07/15/22	45	42,300
Novelis Corp., Gtd. Notes, 144A
5.875%	09/30/26	315	318,150
6.250%	08/15/24	350	371,000
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc., Sr. Sec’d. Notes, 144A
8.625%	06/01/21	123	97,170
Wise Metals Group LLC/Wise Alloys Finance Corp., Sr. Sec’d. Notes, 144A
8.750%	12/15/18	50	52,000
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A
9.875%	06/15/23	210	235,200

			1,115,820

Mining — 0.3%
Alcoa Nederland Holding BV, Gtd. Notes, 144A
6.750%	09/30/24	216	234,359
Aleris International, Inc., Gtd. Notes
7.875%	11/01/20	42	42,105
Sr. Sec’d. Notes, 144A
9.500%	04/01/21	112	120,119
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A
4.125%	04/15/21	485	493,488
4.125%	09/27/22	200	201,501
4.450%	09/27/20	185	189,625
Barrick North America Finance LLC (Canada), Gtd. Notes
4.400%	05/30/21	48	50,441
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes
1.625%	02/24/17	69	69,052
2.050%	09/30/18	137	137,768
4.125%	02/24/42	365	359,029
5.000%	09/30/43	69	77,070
Coeur Mining, Inc., Gtd. Notes
7.875%	02/01/21	129	133,838
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A
9.750%	03/01/22	175	203,012
Freeport Minerals Corp., Gtd. Notes
7.125%	11/01/27	300	306,000

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Mining (continued)
Freeport-McMoRan, Inc., Gtd. Notes
2.150%	03/01/17		242	$240,488
2.300%	11/14/17		11	10,918
3.100%	03/15/20		55	53,625
3.550%	03/01/22		672	624,960
3.875%	03/15/23	(a)	375	344,063
4.000%	11/14/21	(a)	255	248,625
5.400%	11/14/34		197	165,480
5.450%	03/15/43		171	141,506
Hecla Mining Co., Gtd. Notes
6.875%	05/01/21		283	289,368
HudBay Minerals, Inc. (Canada), Gtd. Notes, 144A
7.250%	01/15/23		50	51,750
International Wire Group, Inc., Sec’d. Notes, 144A
10.750%	08/01/21		30	28,200
Kaiser Aluminum Corp., Gtd. Notes
5.875%	05/15/24		85	87,975
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A
7.500%	11/01/20		125	132,969
7.875%	11/01/22		202	219,676
New Gold, Inc. (Canada), Gtd. Notes, 144A
6.250%	11/15/22		139	142,475
7.000%	04/15/20		90	92,250
Newcrest Finance Pty Ltd. (Australia), Gtd. Notes, 144A
5.750%	11/15/41		47	44,495
Placer Dome, Inc. (Canada), Sr. Unsec’d. Notes
6.450%	10/15/35		280	294,316
Teck Resources Ltd. (Canada), Gtd. Notes
3.000%	03/01/19		157	157,000
6.000%	08/15/40		267	253,650
Gtd. Notes, 144A
8.000%	06/01/21		97	106,700
8.500%	06/01/24		33	38,033
Sr. Unsec’d. Notes
6.125%	10/01/35		60	58,350

				6,444,279

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A
4.750%	04/15/19		95	95,475
8.750%	12/01/21		110	116,738
CTP Transportation Products LLC/CTP Finance, Inc., Sr. Sec’d. Notes, 144A
8.250%	12/15/19		164	141,450
Eaton Corp., Gtd. Notes
1.500%	11/02/17		54	54,045
4.000%	11/02/32		42	41,405

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
General Electric Co., Sr. Sec’d. Notes
2.100%	12/11/19		494	$497,615
Sr. Unsec’d. Notes
2.700%	10/09/22		28	27,995
3.375%	03/11/24		25	25,696
4.500%	03/11/44		150	161,021
Sr. Unsec’d. Notes, GMTN
4.650%	10/17/21		215	235,842
5.625%	09/15/17		1,200	1,236,894
6.000%	08/07/19		530	585,578
Illinois Tool Works, Inc., Sr. Unsec’d. Notes
2.650%	11/15/26		395	377,588
3.900%	09/01/42		496	495,662
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes
2.875%	01/15/19		123	125,202
LSB Industries, Inc., Sr. Sec’d. Notes
8.500%	08/01/19	(a)	345	317,400
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A
2.000%	09/15/23		285	268,909
2.350%	10/15/26		250	231,402
6.125%	08/17/26		180	221,038
Textron, Inc., Sr. Unsec’d. Notes
3.875%	03/01/25		225	226,237

				5,483,192

Multi-National
African Development Bank (Supranational Bank), Sub. Notes
8.800%	09/01/19		620	731,244

Office/Business Equipment
CDW LLC/CDW Finance Corp., Gtd. Notes
5.000%	09/01/23		16	16,020
5.500%	12/01/24		215	219,838
6.000%	08/15/22		20	21,150

				257,008

Oil & Gas — 1.6%
Alberta Energy Co. Ltd. (Canada), Sr. Unsec’d. Notes
7.375%	11/01/31		350	403,352
Anadarko Finance Co., Gtd. Notes
7.500%	05/01/31		160	203,624
Anadarko Petroleum Corp., Sr. Unsec’d. Notes
3.450%	07/15/24		155	152,155
8.700%	03/15/19		350	397,763
Antero Resources Corp., Gtd. Notes
5.125%	12/01/22		870	878,698
5.375%	11/01/21		370	378,324
5.625%	06/01/23		440	450,449

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Sr. Unsec’d. Notes, 144A
5.000%	03/01/25	69	$67,483
Apache Corp., Sr. Unsec’d. Notes
2.625%	01/15/23	65	62,503
3.250%	04/15/22	418	424,566
4.750%	04/15/43	65	66,952
6.900%	09/15/18	150	162,404
Baytex Energy Corp. (Canada), Gtd. Notes, 144A
5.125%	06/01/21	12	10,829
5.625%	06/01/24	12	10,589
Bonanza Creek Energy, Inc., Gtd. Notes
5.750%	02/01/23	59	43,069
BP Capital Markets PLC (United Kingdom), Gtd. Notes
2.750%	05/10/23	765	751,037
3.216%	11/28/23	590	595,894
3.245%	05/06/22	540	551,412
3.535%	11/04/24	345	350,157
3.814%	02/10/24	250	259,715
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Gtd. Notes(i)
7.875%	04/15/22	40	28,400
California Resources Corp., Gtd. Notes
5.500%	09/15/21	4	3,140
Sec’d. Notes, 144A
8.000%	12/15/22	611	543,789
Callon Petroleum Co., Gtd. Notes, 144A
6.125%	10/01/24	61	62,830
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes
3.800%	04/15/24	360	358,765
3.900%	02/01/25	380	381,123
6.450%	06/30/33	339	381,807
Carrizo Oil & Gas, Inc., Gtd. Notes
7.500%	09/15/20	260	269,100
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes
3.000%	08/15/22	28	27,070
4.450%	09/15/42	79	68,411
5.200%	09/15/43	184	175,260
6.750%	11/15/39	263	293,237
Chaparral Energy, Inc., Gtd. Notes(i)
7.625%	11/15/22	169	151,255
9.875%	10/01/20	155	139,500
Chesapeake Energy Corp., Gtd. Notes
4.875%	04/15/22	40	36,500
5.750%	03/15/23	40	37,600
6.125%	02/15/21	60	58,500
6.625%	08/15/20	166	167,660
6.875%	11/15/20	92	92,000
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
8.000%	01/15/25		65	$66,300
Sec’d. Notes, 144A
8.000%	12/15/22	(a)	551	594,392
Chevron Corp., Sr. Unsec’d. Notes
2.355%	12/05/22		235	230,619
2.419%	11/17/20		565	569,023
3.191%	06/24/23		73	74,772
CITGO Petroleum Corp., Sr. Sec’d. Notes, 144A
6.250%	08/15/22		225	234,000
Clayton Williams Energy, Inc., Gtd. Notes
7.750%	04/01/19		51	51,255
CNOOC Finance 2013 Ltd. (China), Gtd. Notes
3.000%	05/09/23		285	275,081
CNOOC Finance 2015 Australia Pty Ltd. (China), Gtd. Notes
2.625%	05/05/20		200	199,196
Concho Resources, Inc., Gtd. Notes
5.500%	10/01/22		655	678,744
6.500%	01/15/22		250	258,675
ConocoPhillips Co., Gtd. Notes
4.950%	03/15/26	(a)	645	712,081
6.650%	07/15/18		250	267,696
ConocoPhillips Holding Co., Sr. Unsec’d. Notes
6.950%	04/15/29		865	1,087,788
Continental Resources, Inc., Gtd. Notes
4.500%	04/15/23	(a)	453	443,940
5.000%	09/15/22		570	575,352
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A
7.125%	04/15/21		155	161,200
Denbury Resources, Inc., Gtd. Notes
4.625%	07/15/23		300	240,750
Devon Energy Corp., Sr. Unsec’d. Notes
5.000%	06/15/45		170	166,997
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes
4.875%	11/01/43		125	88,791
Diamondback Energy, Inc., Gtd. Notes, 144A
4.750%	11/01/24		44	43,120
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A
7.000%	08/15/21		204	212,160
8.125%	09/15/23		130	138,775
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A
5.700%	10/01/40		250	247,653

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
EOG Resources, Inc., Sr. Unsec’d. Notes
2.625%	03/15/23	172	$166,739
4.100%	02/01/21	455	479,509
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes
6.375%	06/15/23	24	18,960
7.750%	09/01/22	59	47,790
9.375%	05/01/20	983	906,199
Sr. Sec’d. Notes, 144A
8.000%	11/29/24	219	235,359
Exxon Mobil Corp., Sr. Unsec’d. Notes
2.726%	03/01/23	620	622,109
Halcon Resources Corp., Sec’d. Notes, 144A
8.625%	02/01/20	46	47,840
Hess Corp., Sr. Unsec’d. Notes
4.300%	04/01/27	230	228,947
5.800%	04/01/47	285	295,779
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A
5.000%	12/01/24	850	843,626
5.750%	10/01/25	471	476,888
Kerr-McGee Corp., Gtd. Notes
7.875%	09/15/31	130	166,468
Matador Resources Co., Gtd. Notes
6.875%	04/15/23	54	56,700
MEG Energy Corp. (Canada), Gtd. Notes, 144A
6.375%	01/30/23	654	582,060
6.500%	03/15/21	374	345,950
7.000%	03/31/24	596	539,380
Memorial Production Partners LP/Memorial Production Finance Corp., Gtd. Notes
6.875%	08/01/22	201	95,475
7.625%	05/01/21	124	60,450
Nabors Industries, Inc., Gtd. Notes
4.625%	09/15/21	235	238,882
5.000%	09/15/20	100	102,750
Gtd. Notes, 144A
5.500%	01/15/23	38	39,568
Newfield Exploration Co., Sr. Unsec’d. Notes
5.375%	01/01/26	151	153,960
5.750%	01/30/22	520	547,950
Noble Energy, Inc., Sr. Unsec’d. Notes
5.250%	11/15/43	440	448,190
5.625%	05/01/21	59	61,553
6.000%	03/01/41	150	166,548
Noble Holding International Ltd. (United Kingdom), Gtd. Notes
5.250%	03/15/42	9	5,940
6.200%	08/01/40	58	41,470

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
7.750%	01/15/24		72	$67,723
Northern Oil and Gas, Inc., Sr. Unsec’d. Notes
8.000%	06/01/20		12	9,780
Oasis Petroleum, Inc., Gtd. Notes
6.500%	11/01/21		90	91,688
6.875%	03/15/22		75	76,875
6.875%	01/15/23		580	594,500
Occidental Petroleum Corp., Sr. Unsec’d. Notes
2.700%	02/15/23		406	402,064
Parker Drilling Co., Gtd. Notes
7.500%	08/01/20	(a)	51	45,900
Parsley Energy LLC/Parsley Finance Corp., Gtd. Notes, 144A
6.250%	06/01/24		56	58,929
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A
7.000%	11/15/23		81	80,595
Penn VA Corp. Escrow, Gtd. Notes^
—%	12/31/2099		175	2,625
Notes^
—%	12/31/2099		115	1,725
Petro-Canada (Canada), Sr. Unsec’d. Notes
6.050%	05/15/18		186	196,566
7.875%	06/15/26		130	162,951
Petroleos Mexicanos (Mexico), Gtd. Notes
6.625%	06/15/35		150	147,750
Phillips 66, Gtd. Notes
2.950%	05/01/17		54	54,301
4.300%	04/01/22		43	46,170
4.875%	11/15/44		575	607,237
Precision Drilling Corp. (Canada), Gtd. Notes
5.250%	11/15/24		44	41,140
6.500%	12/15/21		204	207,060
QEP Resources, Inc., Sr. Unsec’d. Notes
5.375%	10/01/22		255	255,638
6.875%	03/01/21		200	212,501
Range Resources Corp., Gtd. Notes
4.875%	05/15/25		427	413,656
Rice Energy, Inc., Gtd. Notes
7.250%	05/01/23	(a)	245	259,700
Rowan Cos., Inc., Gtd. Notes
7.375%	06/15/25		139	141,780
RSP Permian, Inc., Gtd. Notes
6.625%	10/01/22		438	463,185
Gtd. Notes, 144A

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
5.250%	01/15/25		55	$55,275
Samson Investment Co., Gtd. Notes(i)
9.750%	02/15/20		421	22,103
Sanchez Energy Corp., Gtd. Notes
6.125%	01/15/23	(a)	295	280,250
Seven Generations Energy Ltd. (Canada), Gtd. Notes, 144A
6.875%	06/30/23		57	60,420
Shelf Drilling Holdings Ltd. (United Arab Emirates), Sec’d. Notes, 144A
8.625%	11/01/18		75	63,000
Shell International Finance BV (Netherlands), Gtd. Notes
3.250%	05/11/25		225	224,816
3.750%	09/12/46		135	124,220
4.000%	05/10/46		300	286,878
4.125%	05/11/35		270	275,686
4.375%	03/25/20		805	859,947
4.550%	08/12/43		495	516,202
Sinopec Group Overseas Development 2013 Ltd. (China), Gtd. Notes, 144A
4.375%	10/17/23		249	260,517
SM Energy Co., Sr. Unsec’d. Notes
5.000%	01/15/24		250	235,626
6.500%	11/15/21		50	51,000
6.500%	01/01/23		213	216,462
6.750%	09/15/26		105	108,150
Southwestern Energy Co., Sr. Unsec’d. Notes
4.100%	03/15/22		80	75,584
6.700%	01/23/25		160	163,600
7.500%	02/01/18		41	42,640
Statoil ASA (Norway), Gtd. Notes
1.150%	05/15/18		201	199,764
1.200%	01/17/18		54	53,849
2.450%	01/17/23		155	151,300
2.650%	01/15/24		214	210,059
3.150%	01/23/22		77	78,571
4.250%	11/23/41		61	60,883
Stone Energy Corp., Gtd. Notes(i)
7.500%	11/15/22		26	15,600
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes
5.950%	12/01/34		150	177,104
6.100%	06/01/18		100	105,874
Sunoco LP/Sunoco Finance Corp., Gtd. Notes
5.500%	08/01/20		106	108,120
6.250%	04/15/21		100	101,875
6.375%	04/01/23		220	222,750
Tesoro Corp., Gtd. Notes, 144A
4.750%	12/15/23		96	96,660

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Tosco Corp., Gtd. Notes
7.800%	01/01/27		150	$191,801
8.125%	02/15/30		150	205,520
Total Capital Canada Ltd. (France), Gtd. Notes
2.750%	07/15/23		273	270,153
Total Capital International SA (France), Gtd. Notes
1.550%	06/28/17		94	94,155
2.700%	01/25/23		201	198,915
3.700%	01/15/24		120	125,296
3.750%	04/10/24		111	116,218
Transocean, Inc., Gtd. Notes
5.550%	10/15/22		65	57,038
6.800%	03/15/38		120	93,000
Gtd. Notes, 144A
9.000%	07/15/23		572	586,300
Gtd. Notes, RegS
9.000%	07/15/23		115	117,875
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A(i)
6.125%	10/01/24		68	63,920
Unit Corp., Gtd. Notes
6.625%	05/15/21		76	73,720
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes
7.500%	02/15/23		68	73,440
Whiting Petroleum Corp., Gtd. Notes
5.000%	03/15/19		83	83,325
5.750%	03/15/21	(a)	744	740,905
WPX Energy, Inc., Sr. Unsec’d. Notes
5.250%	09/15/24		273	264,810
6.000%	01/15/22	(a)	237	242,925
7.500%	08/01/20		10	10,750
8.250%	08/01/23		210	234,675

				39,129,886

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp., Gtd. Notes
6.000%	10/01/22		40	38,800
Halliburton Co., Sr. Unsec’d. Notes
3.500%	08/01/23		214	217,298
3.800%	11/15/25		620	629,856
8.750%	02/15/21		130	158,439
Sr. Unsec’d. Notes, 144A
7.600%	08/15/2096		90	112,175
National Oilwell Varco, Inc., Sr. Unsec’d. Notes
1.350%	12/01/17		44	43,828
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A
4.000%	12/21/25		702	735,689

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Schlumberger Investment SA, Gtd. Notes
3.650%	12/01/23		155	$162,359
Gtd. Notes, 144A
3.300%	09/14/21		105	108,445
Transocean Proteus Ltd., Sr. Sec’d. Notes, 144A
6.250%	12/01/24		33	33,310
Trinidad Drilling Ltd. (Canada), Gtd. Notes, 144A
7.875%	01/15/19		230	229,425
Weatherford International Ltd., Gtd. Notes
6.500%	08/01/36	(a)	135	108,338
6.750%	09/15/40		44	35,200
7.000%	03/15/38	(a)	193	160,673
7.750%	06/15/21		174	175,740
8.250%	06/15/23		13	13,228
Gtd. Notes, 144A
9.875%	02/15/24		241	256,814

				3,219,617

Packaging & Containers — 0.2%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A
7.125%	09/15/23		200	197,499
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A
6.000%	06/30/21		200	203,499
7.250%	05/15/24		545	574,294
Sr. Sec’d. Notes, 144A
3.963%(c)	12/15/19		200	202,999
Ball Corp., Gtd. Notes
5.250%	07/01/25		355	370,974
Berry Plastics Corp., Sec’d. Notes
5.125%	07/15/23		110	111,926
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A
5.375%	01/15/25		215	216,613
Pactiv LLC, Sr. Unsec’d. Notes
8.375%	04/15/27		64	69,920
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Gtd. Notes, 144A
7.000%	07/15/24		335	356,147
Sr. Sec’d. Notes
5.750%	10/15/20		595	613,594
6.875%	02/15/21		117	120,715
Sr. Sec’d. Notes, 144A
4.380%(c)	07/15/21		255	260,738
Sealed Air Corp., Gtd. Notes, 144A
5.125%	12/01/24		520	534,300
6.500%	12/01/20		70	78,897

				3,912,115

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals — 0.8%
AbbVie, Inc., Sr. Unsec’d. Notes
2.000%	11/06/18	(a)	274	$274,168
2.900%	11/06/22		350	345,712
3.200%	11/06/22		100	100,066
3.200%	05/14/26		430	409,114
3.600%	05/14/25		890	881,534
4.450%	05/14/46		335	320,772
4.500%	05/14/35		250	245,632
Actavis Funding SCS, Gtd. Notes
2.350%	03/12/18		622	625,596
3.800%	03/15/25		1,200	1,201,414
4.550%	03/15/35		65	64,336
Baxalta, Inc., Gtd. Notes
4.000%	06/23/25		405	406,183
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A
7.000%	05/15/19		40	40,350
Endo Finance LLC, Gtd. Notes, 144A
5.750%	01/15/22		20	17,650
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A
5.375%	01/15/23		30	25,425
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A
6.000%	07/15/23		836	732,545
Express Scripts Holding Co., Gtd. Notes
3.400%	03/01/27		380	356,026
McKesson Corp., Sr. Unsec’d. Notes
2.850%	03/15/23		500	489,193
Medco Health Solutions, Inc., Gtd. Notes
4.125%	09/15/20		540	566,624
Merck & Co., Inc., Sr. Unsec’d. Notes
2.350%	02/10/22		985	978,096
Mylan NV, Gtd. Notes, 144A
3.950%	06/15/26		710	664,452
5.250%	06/15/46		140	129,121
Mylan, Inc., Gtd. Notes
2.600%	06/24/18		480	482,779
Gtd. Notes, 144A
3.125%	01/15/23		380	358,802
Nature’s Bounty Co. (The), Sr. Unsec’d. Notes, 144A
7.625%	05/15/21		490	507,150
Novartis Capital Corp. (Switzerland), Gtd. Notes
2.400%	09/21/22		180	177,796
Perrigo Finance Unlimited Co., Gtd. Notes
3.900%	12/15/24		200	195,784

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Pfizer, Inc., Sr. Unsec’d. Notes
3.000%	12/15/26		425	$419,560
Shire Acquisitions Investments Ireland DAC, Gtd. Notes
2.875%	09/23/23		240	228,107
3.200%	09/23/26		535	499,869
Teva Pharmaceutical Finance Co. BV (Israel), Gtd. Notes
3.650%	11/10/21		151	152,940
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes
2.800%	07/21/23		555	525,358
3.150%	10/01/26		590	543,937
4.100%	10/01/46		205	175,657
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A
5.375%	03/15/20		452	381,940
5.500%	03/01/23		4	3,000
5.875%	05/15/23		4,523	3,414,865
6.375%	10/15/20		541	464,752
6.750%	08/15/18		15	14,213
6.750%	08/15/21		60	49,800
7.000%	10/01/20		149	128,419
7.250%	07/15/22	(a)	1,182	966,286
7.500%	07/15/21		330	279,675
Zoetis, Inc., Sr. Unsec’d. Notes
1.875%	02/01/18		52	52,000

				18,896,698

Pipelines — 1.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A
5.375%	09/15/24		255	257,549
Blue Racer Midstream LLC/Blue Racer Finance Corp., Gtd. Notes, 144A
6.125%	11/15/22		453	452,998
Boardwalk Pipelines LP, Gtd. Notes
4.950%	12/15/24		25	25,669
5.950%	06/01/26		427	463,823
Buckeye Partners LP, Sr. Unsec’d. Notes
2.650%	11/15/18		175	176,151
3.950%	12/01/26		115	111,919
4.150%	07/01/23		34	34,404
4.350%	10/15/24		40	40,821
4.875%	02/01/21		150	159,268
5.600%	10/15/44		250	253,164
5.850%	11/15/43		50	51,551
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes, 144A
5.875%	03/31/25		155	158,148
7.000%	06/30/24		177	191,603
Columbia Pipeline Group, Inc., Gtd. Notes
4.500%	06/01/25		160	168,091
5.800%	06/01/45		220	252,993

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes
6.000%	12/15/20		84	$86,100
6.250%	04/01/23		340	346,800
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A
4.750%	09/30/21		25	25,313
5.350%	03/15/20		10	10,375
DCP Midstream Operating LP, Gtd. Notes
3.875%	03/15/23		82	78,874
4.950%	04/01/22		35	35,875
Energy Transfer Equity LP, Sr. Sec’d. Notes
5.875%	01/15/24		310	320,075
7.500%	10/15/20		25	27,875
Energy Transfer Partners LP, Sr. Unsec’d. Notes
3.600%	02/01/23		857	842,866
5.150%	02/01/43		280	260,921
EnLink Midstream Partners LP, Sr. Unsec’d. Notes
4.150%	06/01/25		117	113,568
Enterprise Products Operating LLC, Gtd. Notes
3.350%	03/15/23		250	253,089
3.750%	02/15/25		1,160	1,178,632
3.900%	02/15/24		1,235	1,273,749
3.950%	02/15/27	(a)	310	317,562
4.900%	05/15/46		285	292,553
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes
5.625%	06/15/24		205	201,413
5.750%	02/15/21		7	7,070
6.000%	05/15/23		10	10,175
6.750%	08/01/22		25	25,975
Gulf South Pipeline Co. LP, Sr. Unsec’d. Notes
4.000%	06/15/22		250	253,245
Holly Energy Partners LP/Holly Energy Finance Corp., Gtd. Notes
6.500%	03/01/20		175	180,688
Kinder Morgan Energy Partners LP, Gtd. Notes
5.625%	09/01/41		155	155,679
Kinder Morgan Finance Co. LLC, Gtd. Notes, 144A
6.000%	01/15/18		23	23,948
Kinder Morgan, Inc., Gtd. Notes
3.050%	12/01/19		125	126,795
7.000%	06/15/17		81	82,879
Magellan Midstream Partners LP, Sr. Unsec’d. Notes
4.250%	02/01/21		300	318,053
4.250%	09/15/46		25	23,489
5.000%	03/01/26		340	372,833
5.150%	10/15/43		72	74,833
6.400%	07/15/18		320	341,479

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes
7.250%	02/15/21		91	$89,863
MPLX LP, Gtd. Notes
4.875%	06/01/25		158	162,447
NGPL PipeCo LLC, Sr. Sec’d. Notes, 144A
9.625%	06/01/19		275	288,063
NuStar Logistics LP, Gtd. Notes
4.800%	09/01/20		59	59,148
6.750%	02/01/21		39	42,120
ONEOK Partners LP, Gtd. Notes
4.900%	03/15/25	(a)	677	726,164
6.125%	02/01/41		380	417,961
6.650%	10/01/36		150	170,162
ONEOK, Inc., Sr. Unsec’d. Notes
4.250%	02/01/22		16	16,080
7.500%	09/01/23		40	46,000
PBF Logistics LP/PBF Logistics Finance Corp., Gtd. Notes
6.875%	05/15/23		176	172,921
Phillips 66 Partners LP, Sr. Unsec’d. Notes
4.900%	10/01/46		125	120,036
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
3.600%	11/01/24		715	684,616
5.750%	01/15/20		730	793,799
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes
5.500%	04/15/23		315	325,238
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes
5.625%	07/15/22		96	94,320
5.625%	11/15/23		193	188,175
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes
5.625%	02/01/21		250	267,500
5.625%	04/15/23		650	690,626
5.625%	03/01/25		144	154,080
6.250%	03/15/22		585	640,575
Sr. Sec’d. Notes, 144A
5.000%	03/15/27		124	125,085
5.875%	06/30/26		1,640	1,767,100
Spectra Energy Capital LLC, Gtd. Notes
5.650%	03/01/20		540	578,757
6.200%	04/15/18		380	397,260
Spectra Energy Partners LP, Sr. Unsec’d. Notes
2.950%	09/25/18		46	46,726
3.375%	10/15/26		125	119,559
4.500%	03/15/45		55	52,297
5.950%	09/25/43		38	43,007

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Pipelines (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Gtd. Notes
5.500%	08/15/22		125	$121,875
Sunoco Logistics Partners Operations LP, Gtd. Notes
4.250%	04/01/24		405	408,130
5.350%	05/15/45	(a)	380	366,950
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A
5.500%	09/15/24		112	111,160
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes
4.250%	11/15/23		411	393,019
6.375%	08/01/22		182	188,370
Gtd. Notes, 144A
5.125%	02/01/25		305	302,713
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes
5.250%	01/15/25		100	102,125
5.500%	10/15/19		200	211,500
5.875%	10/01/20		325	335,157
6.125%	10/15/21		250	262,500
6.250%	10/15/22		125	132,500
6.375%	05/01/24		495	529,650
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		185	180,071
Texas Gas Transmission LLC, Sr. Unsec’d. Notes, 144A
4.500%	02/01/21		696	720,718
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes
2.500%	08/01/22		70	68,357
3.750%	10/16/23		80	82,795
6.200%	10/15/37		150	185,985
7.125%	01/15/19		250	274,391
Transcanada Trust (Canada), Gtd. Notes
5.625%(c)	05/20/75		86	86,860
Western Gas Partners LP, Sr. Unsec’d. Notes
3.950%	06/01/25		235	231,721
4.650%	07/01/26	(a)	312	323,045
5.375%	06/01/21		260	279,645
5.450%	04/01/44		70	72,097
Williams Cos., Inc. (The), Sr. Unsec’d. Notes
3.700%	01/15/23		151	145,715
5.750%	06/24/44		25	24,250
7.500%	01/15/31		13	14,658
7.750%	06/15/31		91	103,740
7.875%	09/01/21		40	45,700
8.750%	03/15/32		90	108,675

				26,154,690

Real Estate
Prologis LP, Gtd. Notes
3.750%	11/01/25		120	122,961

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate (continued)
4.250%	08/15/23	340	$360,929

			483,890

Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp., Sr. Unsec’d. Notes
3.125%	01/15/27	160	147,626
3.450%	09/15/21	1,040	1,053,456
3.500%	01/31/23	294	294,889
4.400%	02/15/26	220	224,808
5.000%	02/15/24	126	135,660
5.900%	11/01/21	100	111,973
American Tower Trust I, Pass-Through Certificates, 144A
1.551%	03/15/43	233	232,809
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, GMTN
2.850%	03/15/23	260	255,579
Boston Properties LP, Sr. Unsec’d. Notes
3.800%	02/01/24	200	202,841
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes
3.875%	08/15/22	455	463,848
Communications Sales & Leasing, Inc./CSL Capital LLC, Gtd. Notes
8.250%	10/15/23	735	779,100
Sr. Sec’d. Notes, 144A
6.000%	04/15/23	511	527,608
CoreCivic, Inc., Gtd. Notes
4.625%	05/01/23	575	566,375
Crown Castle International Corp., Sr. Unsec’d. Notes
2.250%	09/01/21	210	203,164
3.400%	02/15/21	215	218,171
3.700%	06/15/26	346	339,610
4.875%	04/15/22	160	170,368
5.250%	01/15/23	160	172,200
DDR Corp., Sr. Unsec’d. Notes
3.500%	01/15/21	1,095	1,111,647
Duke Realty LP, Gtd. Notes
3.875%	02/15/21	385	401,235
4.375%	06/15/22	126	134,279
Sr. Unsec’d. Notes
3.250%	06/30/26	445	430,355
DuPont Fabros Technology LP, Gtd. Notes
5.875%	09/15/21	28	29,295
Equinix, Inc., Sr. Unsec’d. Notes
4.875%	04/01/20	72	74,160
5.375%	01/01/22	13	13,650
5.375%	04/01/23	455	472,063
5.750%	01/01/25	35	36,575
5.875%	01/15/26	520	547,301

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Equity Commonwealth, Sr. Unsec’d. Notes
5.875%	09/15/20		240	$256,473
6.650%	01/15/18		250	256,336
ERP Operating LP, Sr. Unsec’d. Notes
3.000%	04/15/23		220	216,969
4.625%	12/15/21		22	23,897
ESH Hospitality, Inc., Gtd. Notes, 144A
5.250%	05/01/25		602	598,990
GEO Group, Inc. (The), Gtd. Notes
5.125%	04/01/23		250	240,000
5.875%	01/15/22	(a)	250	253,125
5.875%	10/15/24		150	147,938
HCP, Inc., Sr. Unsec’d. Notes
3.875%	08/15/24		79	78,961
4.000%	06/01/25		317	315,116
4.250%	11/15/23		503	516,525
Iron Mountain, Inc., Gtd. Notes
5.750%	08/15/24		295	303,113
6.000%	08/15/23		19	20,188
Gtd. Notes, 144A
6.000%	10/01/20		10	10,550
Kimco Realty Corp., Sr. Unsec’d. Notes
3.125%	06/01/23		540	534,624
3.200%	05/01/21		40	40,612
Liberty Property LP, Sr. Unsec’d. Notes
3.375%	06/15/23		375	372,872
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., Gtd. Notes, 144A
5.625%	05/01/24		195	204,263
Realty Income Corp., Sr. Unsec’d. Notes
3.000%	01/15/27		195	183,592
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes
5.000%	04/15/21		38	38,570
5.000%	04/15/23		250	252,500
Simon Property Group LP, Sr. Unsec’d. Notes
4.125%	12/01/21		54	57,627
6.750%	02/01/40		100	133,444
UDR, Inc., Gtd. Notes, MTN
2.950%	09/01/26		510	477,037
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes
4.250%	03/01/22		370	391,156
VEREIT Operating Partnership LP, Gtd. Notes
4.125%	06/01/21		14	14,210
4.600%	02/06/24		566	568,829

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Welltower, Inc., Sr. Unsec’d. Notes
3.750%	03/15/23		290	$295,831
4.500%	01/15/24		293	309,577

				16,463,570

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A
6.000%	04/01/22		967	1,010,515
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes
7.000%	05/20/22		79	83,148
Bed Bath & Beyond, Inc., Sr. Unsec’d. Notes
4.915%	08/01/34		150	150,080
Caleres, Inc., Gtd. Notes
6.250%	08/15/23		105	110,249
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A
6.125%	03/15/20		47	22,090
9.000%	03/15/19		1,423	718,615
CST Brands, Inc., Gtd. Notes
5.000%	05/01/23		29	29,943
CVS Health Corp., Sr. Unsec’d. Notes
2.750%	12/01/22		875	861,984
2.875%	06/01/26		575	548,071
3.875%	07/20/25		421	434,304
4.000%	12/05/23		557	586,880
CVS Pass-Through Trust, Pass-Through Certificates
6.943%	01/10/30		210	245,769
Dollar Tree, Inc., Gtd. Notes
5.750%	03/01/23		365	386,469
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes
6.750%	06/15/23		57	56,003
Sr. Unsec’d. Notes
6.500%	05/01/21		69	68,655
6.750%	01/15/22		6	5,925
Gap, Inc. (The), Sr. Unsec’d. Notes
5.950%	04/12/21	(a)	235	247,300
Guitar Center, Inc., Sr. Sec’d. Notes, 144A
6.500%	04/15/19		169	153,368
Home Depot, Inc. (The), Sr. Unsec’d. Notes
3.500%	09/15/56		415	363,270
JC Penney Corp., Inc., Gtd. Notes
8.125%	10/01/19		4	4,320
Sr. Sec’d. Notes, 144A
5.875%	07/01/23		270	278,438

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Jo-Ann Stores LLC, Sr. Unsec’d. Notes, 144A
8.125%	03/15/19		95	$94,525
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Gtd. Notes, 144A
5.000%	06/01/24		50	51,063
5.250%	06/01/26		50	50,750
L Brands, Inc., Gtd. Notes
5.625%	10/15/23	(a)	405	436,388
Landry’s, Inc., Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		160	162,400
Lowe’s Cos., Inc., Sr. Unsec’d. Notes
4.650%	04/15/42		130	138,930
5.125%	11/15/41		49	55,547
5.500%	10/15/35		100	118,066
Macy’s Retail Holdings, Inc., Gtd. Notes
2.875%	02/15/23		74	70,426
4.300%	02/15/43		155	127,744
5.125%	01/15/42		21	19,403
6.700%	07/15/34		130	141,673
7.450%	07/15/17		400	412,628
McDonald’s Corp., Sr. Unsec’d. Notes, MTN
2.750%	12/09/20		100	101,115
3.700%	02/15/42		345	307,424
4.700%	12/09/35		200	211,583
4.875%	12/09/45		260	278,479
Michaels Stores, Inc., Gtd. Notes, 144A
5.875%	12/15/20		300	309,000
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A
8.000%	10/15/21	(a)	386	286,605
Gtd. Notes, PIK, 144A
8.750%	10/15/21	(a)	455	321,913
New Albertsons, Inc., Sr. Unsec’d. Notes
7.450%	08/01/29		23	21,735
7.750%	06/15/26		11	10,889
8.000%	05/01/31		420	402,150
8.700%	05/01/30		5	5,025
Party City Holdings, Inc., Gtd. Notes, 144A
6.125%	08/15/23		10	10,450
Penske Automotive Group, Inc., Gtd. Notes
5.500%	05/15/26		341	336,738
PetSmart, Inc., Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)	1,483	1,512,658
Rite Aid Corp., Gtd. Notes
9.250%	03/15/20		150	155,625
Gtd. Notes, 144A
6.125%	04/01/23		945	1,015,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail (continued)
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes
5.500%	11/01/23	545	$565,438
Walgreen Co., Gtd. Notes
4.400%	09/15/42	150	144,815
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Note
3.100%	06/01/23	162	160,929
3.800%	11/18/24	405	412,199
4.500%	11/18/34	150	150,938
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes
4.000%	04/11/43	705	708,224

			15,674,746

Semiconductors — 0.3%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes
7.000%	07/01/24	153	158,738
Amkor Technology, Inc., Sr. Unsec’d. Notes
6.375%	10/01/22	1,350	1,407,376
Analog Devices, Inc., Sr. Unsec’d. Notes
3.125%	12/05/23	280	279,977
3.500%	12/05/26	305	302,177
4.500%	12/05/36	40	40,202
Entegris, Inc., Gtd. Notes, 144A
6.000%	04/01/22	230	239,200
Intel Corp., Sr. Unsec’d. Notes
3.100%	07/29/22	80	82,266
3.300%	10/01/21	83	86,251
4.100%	05/19/46	70	69,382
4.800%	10/01/41	150	165,124
Micron Technology, Inc., Sr. Sec’d. Notes, 144A
7.500%	09/15/23	266	294,596
Sr. Unsec’d. Notes
5.500%	02/01/25	30	29,850
5.875%	02/15/22	24	25,020
Sr. Unsec’d. Notes, 144A
5.250%	08/01/23	34	34,128
5.250%	01/15/24	1,288	1,281,560
Microsemi Corp., Gtd. Notes, 144A
9.125%	04/15/23	218	253,970
National Semiconductor Corp., Sr. Unsec’d. Notes
6.600%	06/15/17	440	450,934
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A
4.125%	06/01/21	200	206,500
5.750%	02/15/21	300	309,750
5.750%	03/15/23	800	844,000

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Semiconductors (continued)
Qorvo, Inc., Gtd. Notes
6.750%	12/01/23	105	$115,500
Sensata Technologies BV, Gtd. Notes, 144A
4.875%	10/15/23	380	388,550
Sensata Technologies UK Financing Co. PLC, Gtd. Notes, 144A
6.250%	02/15/26	915	956,175

			8,021,226

Software — 0.6%
ACI Worldwide, Inc., Gtd. Notes, 144A
6.375%	08/15/20	250	257,188
Camelot Finance SA (Luxembourg), Sr. Unsec’d. Notes, 144A
7.875%	10/15/24	210	217,350
Change Healthcare Holdings, Inc., Gtd. Notes
11.000%	12/31/19	210	216,825
Gtd. Notes, 144A
6.000%	02/15/21	55	57,475
First Data Corp., Gtd. Notes, 144A
7.000%	12/01/23	931	991,515
Sec’d. Notes, 144A
5.750%	01/15/24	3,710	3,828,275
Sr. Sec’d. Notes, 144A
5.000%	01/15/24	275	276,463
5.375%	08/15/23	27	28,013
6.750%	11/01/20	80	83,000
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl, Gtd. Notes, 144A
10.000%	11/30/24	180	191,251
Inception Merger Sub, Inc./Rackspace Hosting, Inc., Sr. Unsec’d. Notes, 144A
8.625%	11/15/24	327	346,114
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A
7.125%	05/01/21	270	278,100
Infor US, Inc., Gtd. Notes
6.500%	05/15/22	1,517	1,581,473
Informatica LLC, Sr. Unsec’d. Notes, 144A
7.125%	07/15/23	278	265,490
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, Sec’d. Notes
9.250%	01/15/18	65	64,675
Microsoft Corp., Sr. Unsec’d. Notes
2.400%	08/08/26	390	368,432
3.625%	12/15/23	145	152,720
3.700%	08/08/46	775	729,635
3.750%	02/12/45	455	426,677
MSCI, Inc., Gtd. Notes, 144A
5.250%	11/15/24	54	56,700

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Software (continued)
Nuance Communications, Inc., Gtd. Notes, 144A
5.375%	08/15/20	240	$246,901
Open Text Corp. (Canada), Gtd. Notes, 144A
5.625%	01/15/23	180	188,100
5.875%	06/01/26	58	61,190
Oracle Corp., Sr. Unsec’d. Notes
1.900%	09/15/21	560	547,228
2.400%	09/15/23	1,165	1,128,653
3.900%	05/15/35	600	591,787
4.000%	07/15/46	180	172,169
4.125%	05/15/45	560	542,730
4.300%	07/08/34	350	361,894
6.125%	07/08/39	125	157,299
6.500%	04/15/38	200	261,317
Quintiles IMS, Inc., Gtd. Notes, 144A
5.000%	10/15/26	465	466,163
Solera LLC/Solera Finance, Inc., Sr. Unsec’d. Notes, 144A
10.500%	03/01/24	250	281,250
Veritas US, Inc./Veritas Bermuda Ltd., Sr. Sec’d. Notes, 144A
7.500%	02/01/23	335	314,900

			15,738,952

Telecommunications — 2.3%
Alcatel-Lucent USA, Inc. (France), Sr. Unsec’d. Notes
6.450%	03/15/29	221	230,393
America Movil SAB de CV (Mexico), Gtd. Notes
5.000%	03/30/20	170	181,791
Sr. Unsec’d. Notes
3.125%	07/16/22	400	393,883
Anixter, Inc., Gtd. Notes
5.500%	03/01/23	768	796,800
AT&T, Inc., Sr. Unsec’d. Notes
3.000%	06/30/22	60	58,897
3.400%	05/15/25	685	660,219
3.600%	02/17/23	705	711,007
3.800%	03/15/22	761	780,131
3.875%	08/15/21	95	98,082
4.125%	02/17/26	265	268,330
4.300%	12/15/42	1,923	1,721,422
4.350%	06/15/45	403	359,086
4.450%	04/01/24	150	156,365
4.500%	03/09/48	355	318,993
5.150%	03/15/42	221	220,154
5.350%	09/01/40	273	280,370
6.000%	08/15/40	200	219,822
Avaya, Inc., Sec’d. Notes, 144A
10.500%	03/01/21	150	64,498
Sr. Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
7.000%	04/01/19		800	$699,998
9.000%	04/01/19		180	158,849
BellSouth LLC, Sr. Unsec’d. Notes
6.550%	06/15/34		400	438,937
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes
9.125%	12/15/30		100	152,567
CenturyLink, Inc., Sr. Unsec’d. Notes
5.625%	04/01/20		10	10,575
5.625%	04/01/25		325	308,750
5.800%	03/15/22	(a)	325	332,192
6.750%	12/01/23		725	741,313
Cincinnati Bell, Inc., Gtd. Notes, 144A
7.000%	07/15/24		186	196,696
Cisco Systems, Inc., Sr. Unsec’d. Notes
1.850%	09/20/21		740	722,215
2.600%	02/28/23		525	521,076
5.500%	01/15/40		200	243,639
CommScope Technologies Finance LLC, Gtd. Notes, 144A
6.000%	06/15/25		1,405	1,489,300
CommScope, Inc., Gtd. Notes, 144A
5.000%	06/15/21		22	22,660
5.500%	06/15/24		587	607,545
Consolidated Communications, Inc., Gtd. Notes
6.500%	10/01/22		62	61,535
Deutsche Telekom International Finance BV (Germany), Gtd. Notes
8.750%	06/15/30		300	441,035
Gtd. Notes, 144A
2.485%	09/19/23		375	358,203
Embarq Corp., Sr. Unsec’d. Notes
7.995%	06/01/36		1,983	1,859,063
Frontier Communications Corp., Sr. Unsec’d. Notes
6.250%	09/15/21	(a)	315	298,463
6.875%	01/15/25		75	63,563
8.500%	04/15/20		928	974,400
9.250%	07/01/21		493	517,650
10.500%	09/15/22		425	446,803
11.000%	09/15/25		1,524	1,573,530
GCI, Inc., Sr. Unsec’d. Notes
6.750%	06/01/21		151	154,775
Goodman Networks, Inc., Sr. Sec’d. Notes
12.125%	07/01/18		193	57,900
Hughes Satellite Systems Corp., Gtd. Notes, 144A
6.625%	08/01/26		55	55,275
Sr. Sec’d. Notes, 144A
5.250%	08/01/26		437	428,260

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Intelsat Connect Finance SA (Luxembourg), Notes
12.500%	04/01/22		23	$14,145
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes
5.500%	08/01/23		843	568,014
7.250%	04/01/19		532	446,880
7.250%	10/15/20		1,130	875,750
7.500%	04/01/21		115	87,688
Sr. Sec’d. Notes, 144A
8.000%	02/15/24	(a)	729	749,048
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes
7.750%	06/01/21		18	5,895
Level 3 Financing, Inc., Gtd. Notes
4.762%(c)	01/15/18		55	55,069
5.125%	05/01/23		543	545,036
5.375%	01/15/24		602	608,020
5.375%	05/01/25		575	586,500
5.625%	02/01/23		640	656,000
6.125%	01/15/21		10	10,375
Nippon Telegraph & Telephone Corp. (Japan), Sr. Sec’d. Notes
1.400%	07/18/17		124	123,945
Nokia OYJ (Finland), Sr. Unsec’d. Notes
6.625%	05/15/39		221	233,155
Orange SA (France), Sr. Unsec’d. Notes
9.000%	03/01/31		230	345,811
Plantronics, Inc., Gtd. Notes, 144A
5.500%	05/31/23		425	429,250
Qwest Capital Funding, Inc., Gtd. Notes
6.875%	07/15/28		72	65,340
7.750%	02/15/31		58	52,780
Rogers Communications, Inc. (Canada), Gtd. Notes
4.100%	10/01/23		213	222,439
5.450%	10/01/43		118	130,188
8.750%	05/01/32		185	252,045
SES SA (Luxembourg), Gtd. Notes, 144A
3.600%	04/04/23		100	97,540
SoftBank Group Corp. (Japan), Gtd. Notes, 144A
4.500%	04/15/20		400	410,000
Sprint Capital Corp., Gtd. Notes
6.875%	11/15/28		547	540,163
6.900%	05/01/19		508	537,845
8.750%	03/15/32		2,512	2,763,200
Sprint Communications, Inc., Gtd. Notes, 144A
7.000%	03/01/20		739	801,815
9.000%	11/15/18		567	625,118
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
7.000%	08/15/20		110	$116,612
11.500%	11/15/21		228	279,870
Sprint Corp., Gtd. Notes
7.125%	06/15/24		1,291	1,329,730
7.250%	09/15/21		105	111,563
7.625%	02/15/25	(a)	2,506	2,634,432
7.875%	09/15/23		2,368	2,527,841
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A
3.360%	03/20/23		288	288,539
Telefonica Emisiones SAU (Spain), Gtd. Notes
3.192%	04/27/18		206	208,962
5.134%	04/27/20		388	415,726
5.462%	02/16/21		45	49,053
T-Mobile USA, Inc., Gtd. Notes
6.000%	04/15/24		19	20,021
6.250%	04/01/21		57	59,280
6.375%	03/01/25		130	138,938
6.500%	01/15/24		1,715	1,839,338
6.625%	04/01/23		232	245,920
6.633%	04/28/21		555	579,281
6.731%	04/28/22		204	213,180
6.836%	04/28/23		1,756	1,881,115
United States Cellular Corp., Sr. Unsec’d. Notes
6.700%	12/15/33		585	579,150
Verizon Communications, Inc., Sr. Unsec’d. Notes
2.625%	02/21/20		521	525,998
2.625%	08/15/26		241	221,853
3.450%	03/15/21		211	217,837
3.850%	11/01/42		1,282	1,110,899
4.125%	08/15/46		295	266,981
4.272%	01/15/36		650	622,132
4.400%	11/01/34		73	72,050
4.500%	09/15/20		552	590,702
4.522%	09/15/48		115	110,275
4.672%	03/15/55		106	99,546
4.862%	08/21/46		1,499	1,518,928
5.012%	08/21/54		68	67,644
5.050%	03/15/34		220	231,668
5.150%	09/15/23		675	746,377
5.850%	09/15/35		50	57,103
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes
1.500%	02/19/18		101	100,625
1.625%	03/20/17		99	99,020
West Corp., Gtd. Notes, 144A
5.375%	07/15/22		245	236,732
Sr. Sec’d. Notes, 144A
4.750%	07/15/21		128	130,881
Wind Acquisition Finance SA (ITALY), Sec’d. Notes, 144A
7.375%	04/23/21		670	696,800

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
Sr. Sec’d. Notes, 144A
4.750%	07/15/20		200	$201,500
Windstream Services LLC, Gtd. Notes
6.375%	08/01/23		815	727,388
7.500%	06/01/22		362	354,760
7.500%	04/01/23		498	479,326
7.750%	10/01/21	(a)	975	1,002,300

				58,303,940

Transportation — 0.3%
Bluewater Holding BV (Netherlands), Gtd. Notes, RegS, 144A
10.000%	12/10/19		200	125,999
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
3.900%	08/01/46		115	112,433
4.100%	06/01/21		725	772,784
4.375%	09/01/42		88	91,451
4.450%	03/15/43		140	146,720
5.400%	06/01/41		115	135,743
5.750%	03/15/18		200	210,232
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes
4.500%	01/15/22		200	214,870
6.125%	09/15/15		32	38,313
7.125%	10/15/31		150	203,276
CSX Corp., Sr. Unsec’d. Notes
4.250%	06/01/21		65	69,438
6.000%	10/01/36		100	119,446
FedEx Corp., Gtd. Notes
4.100%	04/15/43		120	112,072
4.100%	02/01/45		550	514,987
Jack Cooper Holdings Corp., Sr. Sec’d. Notes
9.250%	06/01/20		142	61,415
JB Hunt Transport Services, Inc., Gtd. Notes
3.300%	08/15/22		425	426,689
Norfolk Southern Corp., Sr. Unsec’d. Notes
2.903%	02/15/23		342	339,893
3.850%	01/15/24		292	304,053
5.590%	05/17/25		74	84,647
6.000%	05/23/2111		184	215,248
Ryder System, Inc., Sr. Unsec’d. Notes, MTN
2.500%	03/01/17		56	56,059
2.500%	03/01/18		55	55,399
3.500%	06/01/17		516	520,365
Ultrapetrol Bahamas Ltd. (Bahamas), Sr. Sec’d. Notes(i)
8.875%	06/15/21		174	33,060
Union Pacific Corp., Sr. Unsec’d. Notes
3.799%	10/01/51	(a)	270	252,036

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Transportation (continued)
XPO Logistics, Inc., Gtd. Notes, 144A
6.125%	09/01/23		85	$88,825
6.500%	06/15/22		930	976,500

				6,281,953

Trucking & Leasing
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
3.375%	02/01/22		775	781,556

Water
American Water Capital Corp., Sr. Unsec’d. Notes
3.850%	03/01/24		300	316,109
4.300%	12/01/42		46	48,170

				364,279

TOTAL CORPORATE BONDS (cost $607,399,947)				610,217,522

FOREIGN GOVERNMENT BONDS — 0.7%
French Republic Government Bond OAT (France), Bonds, RegS
3.250%	05/25/45	EUR	2,300	3,331,753
4.750%	04/25/35	EUR	5,140	8,562,208
Italy Buoni Poliennali del Tesoro (Italy), Bonds, RegS, 144A
4.750%	09/01/44	EUR	1,200	1,708,508
Sr. Unsec’d. Notes, RegS, 144A
3.500%	03/01/30	EUR	2,000	2,435,784
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
4.000%	10/02/23		600	601,440
Sr. Unsec’d. Notes, GMTN
4.750%	03/08/44		302	274,609
Province of Quebec (Canada), Unsec’d. Notes, MTN
6.350%	01/30/26		120	148,943

TOTAL FOREIGN GOVERNMENT BONDS (cost $18,769,435)				17,063,245

MUNICIPAL BONDS
California
City of Los Angeles Department of Airports, Revenue Bonds, BABs
6.582%	05/15/39		175	224,124
State of California, General Obligation Unlimited, BABs
7.300%	10/01/39		180	254,230

				478,354

New York
New York State Dormitory Authority, Revenue Bonds, BABs
5.600%	03/15/40		150	185,525
Port Authority of New York & New Jersey, Revenue Bonds
4.458%	10/01/62		265	265,882
5.647%	11/01/40		220	265,126

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
New York (continued)
5.647%	11/01/40	60	$72,403

			788,936

Ohio
American Municipal Power, Inc., Revenue Bonds, BABs
7.499%	02/15/50	150	208,088

TOTAL MUNICIPAL BONDS (cost $1,306,729)			1,475,378

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.7%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 5A1
3.649%(c)	09/25/35	86	75,626
Alternative Loan Trust, Series 2005-J6, Class 2A1
5.500%	07/25/25	20	19,855
Series 2006-J2, Class A1
1.256%(c)	04/25/36	89	54,176
American Home Mortgage Assets Trust, Series 2006-2, Class 2A1
0.946%(c)	09/25/46	431	324,999
Banc of America Alternative Loan Trust, Series 2003-11, Class 2A1
6.000%	01/25/34	157	160,639
Series 2004-1, Class 1A1
6.000%	02/25/34	117	124,420
Series 2004-6, Class 4A1
5.000%	07/25/19	100	100,424
Series 2004-7, Class 3A1
6.000%	08/25/34	173	177,127
Banc of America Funding Trust, Series 2005-1, Class 1A1
5.500%	02/25/35	252	252,317
Series 2005-7, Class 30PO, PO
6.160%(s)	11/25/35	42	32,022
Series 2006-1, Class 2A1
5.500%	01/25/36	21	19,833
Series 2006-D, Class 5A2
3.152%(c)	05/20/36	25	22,359
Series 2014-R7, Class 1A1
0.734%(c)	05/26/36	141	133,426
Series 2014-R7, Class 2A1
0.724%(c)	09/26/36	72	67,722
Banc of America Mortgage Trust, Series 2004-5, Class 3A3
5.000%	06/25/19	64	64,407
Series 2004-C, Class 2A1
3.202%(c)	04/25/34	175	174,094
Series 2004-D, Class 2A1
3.260%(c)	05/25/34	4	4,077
Series 2004-D, Class 2A2
3.260%(c)	05/25/34	33	32,616
Series 2007-3, Class 1A1
6.000%	09/25/37	150	135,784

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-4, Class 3A1
3.121%(c)	07/25/33	114	$113,527
Series 2005-12, Class 22A1
2.812%(c)	02/25/36	114	105,028
Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class A1
5.250%	10/25/34	154	151,681
Citicorp Mortgage Securities Trust, Series 2007-5, Class 1A9
6.000%	06/25/37	373	378,607
Citigroup Mortgage Loan Trust, Series 2006-4, Class 1A1
5.500%	12/25/35	32	30,889
Series 2008-AR4, Class 1A1A, 144A
2.991%(c)	11/25/38	128	127,991
Series 2010-8, Class 5A6, 144A
4.000%	11/25/36	2	1,663
Series 2010-8, Class 6A6, 144A
4.500%	12/25/36	8	7,512
Series 2014-10, Class 1A1, 144A
0.727%(c)	11/25/36	75	70,144
Series 2014-10, Class 3A1, 144A
0.784%(c)	07/25/36	91	84,117
Series 2014-10, Class 4A1, 144A
0.761%(c)	02/25/37	118	107,674
Series 2014-10, Class 5A1, 144A
0.734%(c)	06/25/36	66	61,444
Series 2014-11, Class 4A1, 144A
0.684%(c)	07/25/36	77	69,051
Series 2014-12, Class 1A4, 144A
0.717%(c)	08/25/36	299	275,923
Series 2014-12, Class 2A4, 144A
4.006%(c)	02/25/37	71	67,742
Series 2014-C, Class A, 144A
3.250%(c)	02/25/54	137	131,801
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4
5.250%	09/25/33	96	95,321
Series 2005-2, Class 2A11
5.500%	05/25/35	169	172,381
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A9
5.250%	05/25/34	300	301,056
Series 2007-5, Class A6
1.106%(c)	05/25/37	37	26,785
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 7A2
2.853%(c)	06/25/34	85	82,492
Series 2005-5, Class 1A1
5.000%	07/25/20	92	91,408
CSMC Trust, Series 2011-12R, Class 3A1, 144A
2.684%(c)	07/27/36	51	50,101
Series 2014-10R, Class 4A1, 144A
0.704%(c)	12/27/36	55	53,419
Series 2014-11R, Class 8A1, 144A
0.874%(c)	04/27/37	40	38,790

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-11R, Class 9A1, 144A
0.674%(c)	10/27/36		154	$146,764
Series 2015-3R, Class 5A1, 144A
0.684%(c)	09/29/36		165	157,606
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 1A1
1.256%(c)	02/25/35		35	32,807
Series 2005-1, Class 2A1
5.875%(c)	02/25/20		17	17,611
Fannie Mae Connecticut Avenue Securities, Series 2015-C04, Class 1M2
6.456%(c)	04/25/28	(x)	196	217,113
Fannie Mae Grantor Trust, Series 2001-T10, Class A1
7.000%	12/25/41		679	772,858
Series 2002-T1, Class A2
7.000%	11/25/31		462	541,479
Series 2002-T4, Class A2
7.000%	12/25/41		522	592,944
Series 2004-T1, Class 1A1
6.000%	01/25/44		448	501,310
Fannie Mae Interest Strip, Series 293, Class 1, PO
2.693%(s)	12/25/24		175	163,275
Series 369, Class 12, IO
5.500%(c)	05/25/36		636	116,684
Series 383, Class 60, IO
6.500%	10/25/37		150	31,989
Series 416, Class A300
3.000%	11/25/42		1,955	1,931,107
Series 417, Class C11, IO
2.500%	02/25/28		4,792	387,886
Fannie Mae REMIC Trust, Series 1999-W4, Class A9
6.250%	02/25/29		316	344,566
Series 2001-W3, Class A
6.515%(c)	09/25/41		350	382,723
Series 2002-W6, Class 2A1
6.135%(c)	06/25/42		237	269,851
Series 2003-W10, Class 3A5
4.299%	06/25/43		1,225	1,286,355
Series 2004-W11, Class 1A1
6.000%	05/25/44		1,557	1,787,895
Series 2004-W12, Class 1A2
6.500%	07/25/44		892	1,043,084
Series 2004-W6, Class 3A4
6.500%	07/25/34		237	241,339
Series 2005-W1, Class 1A2
6.500%	10/25/44		287	329,551
Series 2007-W10, Class 2A
6.344%(c)	08/25/47		283	313,688
Series 2007-W7, Class 2A2, IO
5.774%(c)	07/25/37		27	4,989
Series 2009-W1, Class A
6.000%	12/25/49		537	609,012
Fannie Mae REMICS, Series 1993-119, Class H
6.500%	07/25/23		204	223,580

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 1993-136, Class ZB
6.792%(c)	07/25/23	141	$152,868
Series 1993-141, Class Z
7.000%	08/25/23	143	155,814
Series 1993-147, Class Z
7.000%	08/25/23	116	127,101
Series 1994-29, Class Z
6.500%	02/25/24	213	236,495
Series 1996-4, Class SA, IO
7.744%(c)	02/25/24	57	9,517
Series 1997-33, Class PA
8.500%	06/18/27	310	353,243
Series 1997-57, Class PN
5.000%	09/18/27	192	207,948
Series 2001-16, Class Z
6.000%	05/25/31	244	277,985
Series 2001-81, Class HE
6.500%	01/25/32	360	408,653
Series 2002-14, Class A1
7.000%	01/25/42	919	1,044,131
Series 2002-26, Class A2
7.500%	01/25/48	457	540,280
Series 2002-82, Class PE
6.000%	12/25/32	355	389,455
Series 2002-86, Class PG
6.000%	12/25/32	762	867,145
Series 2002-90, Class A2
6.500%	11/25/42	217	249,368
Series 2003-18, Class A1
6.500%	12/25/42	342	386,095
Series 2003-21, Class OU
5.500%	03/25/33	108	122,014
Series 2003-24, Class MZ
5.500%	04/25/33	420	454,734
Series 2003-48, Class GH
5.500%	06/25/33	1,911	2,141,918
Series 2003-64, Class KF
1.117%(c)	07/25/18	46	46,024
Series 2003-81, Class FC
1.156%(c)	08/25/17	2	1,507
Series 2004-101, Class HD
5.000%	01/25/20	112	114,258
Series 2004-36, Class SA
17.446%(c)	05/25/34	98	131,643
Series 2004-45, Class ZL
6.000%	10/25/32	328	364,467
Series 2004-60, Class PA
5.500%	04/25/34	81	83,199
Series 2004-68, Class LC
5.000%	09/25/29	331	363,067
Series 2005-102, Class PG
5.000%	11/25/35	1,061	1,152,632
Series 2005-110, Class GL
5.500%	12/25/35	562	634,121
Series 2005-22, Class DA
5.500%	12/25/34	106	112,648
Series 2005-30, Class UG
5.000%	04/25/35	542	587,070

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-57, Class NK
18.976%(c)	07/25/35	78	$107,372
Series 2005-84, Class XM
5.750%	10/25/35	122	130,978
Series 2005-87, Class QZ
5.000%	10/25/35	256	270,343
Series 2005-97, Class PO, PO
2.431%(s)	11/25/35	586	573,910
Series 2006-2, Class LY
8.000%(c)	12/25/35	27	30,415
Series 2006-20, Class IB, IO
5.834%(c)	04/25/36	420	65,632
Series 2006-23, Class NS
9.000%(c)	04/25/36	44	48,716
Series 2006-48, Class ND
6.250%	03/25/36	110	112,687
Series 2006-60, Class CO, PO
2.276%(s)	06/25/35	91	88,896
Series 2006-77, Class PC
6.500%	08/25/36	272	308,456
Series 2006-9, Class KZ
6.000%	03/25/36	501	566,617
Series 2007-102, Class SA, IO
5.644%(c)	11/25/37	840	137,130
Series 2007-46, Class PA
6.000%	04/25/37	93	100,160
Series 2007-58, Class SV, IO
5.994%(c)	06/25/37	400	61,546
Series 2007-79, Class PE
5.000%	08/25/37	1,454	1,534,713
Series 2008-91, Class SI, IO
5.244%(c)	03/25/38	687	85,508
Series 2008-95, Class AI, IO
5.000%	12/25/23	42	556
Series 2009-112, Class ST, IO
5.494%(c)	01/25/40	850	127,322
Series 2009-112, Class SW, IO
5.494%(c)	01/25/40	559	86,049
Series 2009-15, Class SA, IO
5.444%(c)	03/25/24	227	13,122
Series 2009-62, Class WA
5.570%(c)	08/25/39	880	984,796
Series 2010-10, Class NT
5.000%	02/25/40	1,290	1,442,488
Series 2010-19, Class MV
5.000%	02/25/21	590	614,517
Series 2010-35, Class SB, IO
5.664%(c)	04/25/40	319	40,791
Series 2010-43, Class CI, IO
4.500%	02/25/25	145	4,969
Series 2010-49, Class SC
11.148%(c)	03/25/40	175	215,058
Series 2010-64, Class DM
5.000%	06/25/40	256	279,309
Series 2011-18, Class UA
4.000%	08/25/38	7	6,937
Series 2011-22, Class MA
6.500%	04/25/38	321	347,767

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2011-39, Class ZA
6.000%	11/25/32	425	$478,719
Series 2011-52, Class KB
5.500%	06/25/41	1,535	1,737,548
Series 2011-70, Class CL
3.000%	08/25/26	3	3,425
Series 2012-104, Class QS, IO
5.344%(c)	03/25/39	93	15,712
Series 2012-110, Class SB, IO
5.944%(c)	10/25/32	151	31,867
Series 2012-111, Class KS, IO
5.394%(c)	01/25/40	41	5,905
Series 2012-114, Class DS, IO
5.344%(c)	08/25/39	233	35,583
Series 2012-120, Class SE, IO
5.444%(c)	02/25/39	325	56,873
Series 2012-124, Class DS, IO
5.394%(c)	04/25/40	219	35,846
Series 2012-73, Class LS, IO
5.294%(c)	06/25/39	657	93,063
Series 2012-74, Class AS, IO
5.294%(c)	03/25/39	427	57,309
Series 2012-84, Class QS, IO
5.894%(c)	09/25/31	107	19,566
Series 2012-84, Class SQ, IO
5.894%(c)	08/25/32	71	16,281
Series 2012-98, Class SA, IO
5.294%(c)	05/25/39	292	46,622
Series 2013-131, Class S, IO
5.294%(c)	01/25/34	94	19,058
Series 2013-4, Class AJ
3.500%	02/25/43	1,047	1,058,822
Series 2013-4, Class PC
2.000%	06/25/42	1,320	1,299,366
Series 2013-83, Class CA
3.500%	10/25/37	1,021	1,061,224
Series 2013-96, Class YA
3.500%	09/25/38	1,626	1,686,478
Series 2016-38, Class NA
3.000%	01/25/46	3,298	3,337,224
Series G93-17, Class S, IO
8.244%(c)	04/25/23	201	31,986
Fannie Mae Trust, Series 2003-W12, Class 2A7
4.680%	06/25/43	352	374,474
Series 2003-W2, Class 2A9
5.900%	07/25/42	161	179,335
Series 2003-W3, Class 2A5
5.356%	06/25/42	363	395,543
Series 2003-W6, Class 1A41
5.398%	10/25/42	1,230	1,355,750
Series 2003-W6, Class 3A
6.500%	09/25/42	297	336,529
Series 2004-W2, Class 2A2
7.000%	02/25/44	255	294,790
Series 2004-W2, Class 5A
7.500%	03/25/44	282	319,903
Series 2004-W8, Class 2A

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.500%	06/25/44	294	$332,343
Series 2005-W4, Class 1A1
6.000%	08/25/45	184	206,855
Federal National Mortgage Assoc., Series 2011-52, Class GB
5.000%	06/25/41	601	659,465
FHLMC Structured Pass-Through Securities, Series T-58, Class 3A
7.000%	09/25/43	654	753,276
FHLMC-GNMA, Series 24, Class ZE
6.250%	11/25/23	280	310,270
First Horizon Mortgage Pass-Through Trust, Series 2003-AR3, Class 3A1
2.988%(c)	09/25/33	367	371,452
Freddie Mac REMICS, Series 1049, Class S
36.540%(c)	02/15/21	7	9,370
Series 1621, Class J
6.400%	11/15/23	82	88,630
Series 1630, Class PK
6.000%	11/15/23	199	216,390
Series 1675, Class KZ
6.500%	02/15/24	188	212,022
Series 1680, Class PK
6.500%	02/15/24	217	244,650
Series 1695, Class EB
7.000%	03/15/24	260	287,620
Series 1980, Class Z
7.000%	07/15/27	346	387,038
Series 2353, Class KZ
6.500%	09/15/31	375	441,079
Series 2535, Class AW
5.500%	12/15/32	146	161,210
Series 2557, Class HL
5.300%	01/15/33	961	1,049,726
Series 2595, Class DC
5.000%	04/15/23	578	613,308
Series 2595, Class GC
5.500%	04/15/23	197	214,490
Series 2611, Class TM
10.000%(c)	05/15/33	43	52,629
Series 2626, Class JC
5.000%	06/15/23	1,167	1,243,733
Series 2628, Class AB
4.500%	06/15/18	31	31,698
Series 2630, Class FL
1.204%(c)	06/15/18	31	30,602
Series 2643, Class SA
40.925%(c)	03/15/32	32	61,518
Series 2764, Class UG
5.000%	03/15/34	1,360	1,515,843
Series 2862, Class GB
5.000%	09/15/24	200	213,220
Series 2864, Class NB
5.500%	07/15/33	267	274,014
Series 2885, Class LZ
6.000%	11/15/34	1,278	1,479,557

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2893, Class PE
5.000%	11/15/34	507	$554,424
Series 2922, Class SU
12.892%(c)	02/15/35	79	99,093
Series 2980, Class QA
6.000%	05/15/35	511	580,504
Series 2990, Class SR, IO
5.946%(c)	03/15/35	853	114,253
Series 3005, Class ED
5.000%	07/15/25	432	466,861
Series 3017, Class OC, PO
2.623%(s)	08/15/25	160	151,912
Series 3126, Class AO, PO
2.600%(s)	03/15/36	106	94,213
Series 3171, Class OJ, PO
2.920%(s)	06/15/36	14	10,901
Series 3187, Class Z
5.000%	07/15/36	740	806,449
Series 3201, Class IN, IO
5.546%(c)	08/15/36	521	66,644
Series 3218, Class HS, IO
6.496%(c)	09/15/26	523	70,873
Series 3237, Class BO, PO
2.881%(s)	11/15/36	397	314,695
Series 3306, Class TB
3.454%(c)	04/15/37	36	38,431
Series 3306, Class TC
2.914%(c)	04/15/37	32	33,371
Series 3383, Class KB
5.500%	11/15/27	1,140	1,286,102
Series 3385, Class SN, IO
5.296%(c)	11/15/37	139	16,052
Series 3405, Class PE
5.000%	01/15/38	676	744,053
Series 3443, Class PT
6.500%	03/15/37	941	1,070,854
Series 3564, Class JA
4.000%	01/15/18	38	38,068
Series 3593, Class SL, IO
5.696%(c)	11/15/24	360	33,988
Series 3605, Class NC
5.500%	06/15/37	955	1,058,424
Series 3609, Class SA, IO
5.636%(c)	12/15/39	1,042	202,149
Series 3648, Class CY
4.500%	03/15/30	1,131	1,217,523
Series 3662, Class PJ
5.000%	04/15/40	966	1,053,978
Series 3677, Class PB
4.500%	05/15/40	1,362	1,465,002
Series 3688, Class GT
7.290%(c)	11/15/46	260	298,494
Series 3739, Class MC
4.000%	11/15/38	1,270	1,341,004
Series 3740, Class SB, IO
5.296%(c)	10/15/40	516	88,430
Series 3747, Class HI, IO
4.500%	07/15/37	209	10,520

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3784, Class S, IO
5.896%(c)	07/15/23		605	$50,958
Series 3852, Class QN
5.500%(c)	05/15/41		378	391,315
Series 3852, Class TP
5.500%(c)	05/15/41		486	504,759
Series 3855, Class HI, IO
4.000%	02/15/26		509	23,083
Series 3859, Class JB
5.000%	05/15/41		996	1,083,832
Series 4030, Class IL, IO
3.500%	04/15/27		3,314	347,783
Series 4057, Class BS, IO
5.346%(c)	09/15/39		188	25,397
Series 4093, Class SD, IO
5.996%(c)	01/15/38		265	53,965
Series 4099, Class BS, IO
5.346%(c)	06/15/39		169	28,660
Series 4100, Class KJ
3.500%	08/15/42		18	18,810
Series 4113, Class JS, IO
5.346%(c)	07/15/39		74	10,975
Series 4123, Class SA, IO
5.496%(c)	09/15/39		89	13,671
Series 4199, Class SD, IO
5.496%(c)	06/15/39		377	55,569
Series 4374, Class NC
2.750%	02/15/46		1,816	1,878,365
Freddie Mac Strips, Series 279, Class 35
3.500%	09/15/42		1,097	1,135,908
Series 304, Class C32, IO
3.000%	12/15/27		2,682	259,449
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2
2.956%(c)	02/25/24	(x)	750	767,269
Series 2014-DN3, Class M2
2.984%(c)	08/25/24	(x)	66	66,597
Series 2015-DNA2, Class M2
3.356%(c)	12/25/27	(x)	226	230,360
GMACM Mortgage Loan Trust, Series 2003-J10, Class A1
4.750%	01/25/19		51	51,004
Government National Mortgage Assoc., Series 2002-41, Class HS, IO
6.293%(c)	06/16/32		638	118,481
Series 2002-84, Class PH
6.000%	11/16/32		891	1,002,872
Series 2003-25, Class PZ
5.500%	04/20/33		587	661,258
Series 2003-58, Class PC
5.000%	07/20/33		1,681	1,840,455
Series 2003-86, Class ZC
4.500%	10/20/33		425	457,401
Series 2004-19, Class KE
5.000%	03/16/34		1,460	1,607,382
Series 2004-28, Class ST, IO
1.080%(c)	04/20/34		899	2,577

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-30, Class UC
5.500%	02/20/34	258	$268,192
Series 2004-86, Class SP, IO
5.361%(c)	09/20/34	816	107,615
Series 2004-88, Class ES, IO
5.364%(c)	06/17/34	848	86,662
Series 2005-30, Class WD
6.000%	07/20/33	315	336,202
Series 2006-23, Class S, IO
5.761%(c)	01/20/36	458	28,021
Series 2006-26, Class S, IO
5.761%(c)	06/20/36	533	108,819
Series 2007-16, Class KU, IO
5.911%(c)	04/20/37	680	105,936
Series 2007-24, Class SA, IO
5.771%(c)	05/20/37	1,491	277,643
Series 2007-35, Class TE
6.000%	06/20/37	1,357	1,523,078
Series 2007-58, Class SD, IO
5.751%(c)	10/20/37	901	151,345
Series 2007-59, Class SP, IO
5.931%(c)	04/20/37	533	44,450
Series 2008-36, Class AY
5.000%	04/16/23	512	527,108
Series 2008-47, Class ML
5.250%	06/16/38	760	854,947
Series 2008-62, Class SA, IO
5.411%(c)	07/20/38	401	64,409
Series 2008-73, Class SK, IO
6.001%(c)	08/20/38	825	130,695
Series 2008-79, Class SA, IO
6.811%(c)	09/20/38	399	75,157
Series 2009-106, Class ST, IO
5.261%(c)	02/20/38	770	128,519
Series 2009-106, Class XL, IO
6.011%(c)	06/20/37	641	73,574
Series 2009-127, Class IA, IO
0.450%(c)	09/20/38	3,286	49,226
Series 2009-16, Class SJ, IO
6.061%(c)	05/20/37	939	150,374
Series 2009-36, Class IE, IO
1.000%(c)	09/20/38	2,007	68,073
Series 2009-6, Class CI, IO
6.500%	11/16/38	96	7,957
Series 2009-65, Class LB
6.000%	07/16/39	130	143,882
Series 2009-77, Class CS, IO
6.293%(c)	06/16/38	873	79,630
Series 2009-81, Class A
5.750%	09/20/36	240	267,864
Series 2010-129, Class AW
6.104%(c)	04/20/37	1,236	1,377,469
Series 2010-14, Class AO, PO
2.964%(s)	12/20/32	68	64,765
Series 2010-14, Class QP
6.000%	12/20/39	51	53,022
Series 2010-157, Class OP, PO
3.630%(s)	12/20/40	640	529,116

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-31, Class SK, IO
5.361%(c)	11/20/34	470	$65,179
Series 2010-4, Class SB, IO
5.793%(c)	08/16/39	645	46,771
Series 2010-85, Class ID, IO
6.000%	09/20/39	511	100,845
Series 2011-75, Class GP
4.000%	05/20/41	1,848	1,957,291
Series 2012-H31, Class FD
0.871%(c)	12/20/62	1,219	1,206,539
Series 2013-H04, Class BA
1.650%	02/20/63	1,427	1,414,264
Series 2013-H05, Class FB
0.931%(c)	02/20/62	991	990,476
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A
1.212%(c)	10/25/45	383	310,172
GSMSC Resecuritization Trust, Series 2014-1R, Class 1A, 144A
0.754%(c)	04/26/37	67	63,089
GSR Mortgage Loan Trust, Series 2004-11, Class 1A1
3.291%(c)	09/25/34	130	124,594
Series 2004-6F, Class 2A4
5.500%	05/25/34	155	159,057
Series 2005-7F, Class 3A2
1.256%(c)	09/25/35	1,113	1,039,099
Series 2006-2F, Class 2A1
5.750%	02/25/36	34	31,303
Series 2006-3F, Class 2A7
5.750%	03/25/36	112	102,516
HarborView Mortgage Loan Trust, Series 2004-9, Class 2A
3.156%(c)	12/19/34	38	30,934
Series 2006-9, Class 2A1A
0.946%(c)	11/19/36	119	84,628
Homestar Mortgage Acceptance Corp., Series 2004-4, Class A3
1.856%(c)	09/25/34	472	461,955
JPMorgan Mortgage Trust, Series 2004-S1, Class 3A1
5.500%	09/25/34	191	190,638
Series 2005-S2, Class 4A3
5.500%	09/25/20	65	63,603
Series 2006-A2, Class 5A1
3.137%(c)	11/25/33	59	60,363
Series 2006-A2, Class 5A3
3.137%(c)	11/25/33	224	227,571
Series 2007-A1, Class 5A5
3.178%(c)	07/25/35	135	134,953
Lehman Mortgage Trust, Series 2006-4, Class 3A1
5.000%	08/25/21	23	22,774
Lehman XS Trust, Series 2005-5N, Class 3A1A
1.056%(c)	11/25/35	47	41,905
Series 2006-18N, Class A2A
0.906%(c)	12/25/36	3	3,175

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
3.048%(c)	11/21/34		209	$212,757
Series 2004-8, Class 5A1
3.060%(c)	08/25/34		167	165,124
MASTR Alternative Loan Trust, Series 2003-8, Class 5A1
5.000%	11/25/18		34	34,432
Series 2003-9, Class 5A1
4.500%	12/25/18		80	80,590
Series 2004-1, Class 4A1
5.500%	02/25/34		114	115,552
Series 2004-3, Class 2A1
6.250%	04/25/34		276	287,586
Series 2005-5, Class 3A1
5.750%	08/25/35		81	69,064
MASTR Asset Securitization Trust, Series 2003-11, Class 8A1
5.500%	12/25/33		486	493,518
Series 2004-6, Class 3A1
5.250%	07/25/19		51	51,693
Series 2004-6, Class 4A1
5.000%	07/25/19		55	55,647
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	(g)	118	121,692
Series 2006-3, Class 30PO, PO
5.190%(s)	10/25/36		162	124,984
Merrill Lynch Mortgage Investors Trust, Series 2003-F, Class A1
1.396%(c)	10/25/28		529	516,030
Series 2004-B, Class A1
1.256%(c)	05/25/29		417	405,471
Series 2004-HB1, Class A3
2.773%(c)	04/25/29		136	133,405
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE7, Class A2B
1.756%(c)	07/25/37		85	78,764
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-HYB1, Class A3
2.311%(c)	03/25/33		297	270,140
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A6
2.992%(c)	09/25/34		221	224,098
Nomura Resecuritization Trust, Series 2015-2R, Class 4A1, 144A
0.827%(c)	12/26/36		77	71,860
PHH Mortgage Trust, Series 2008-CIM2, Class 5A1
6.000%	07/25/38		143	144,845
Prime Mortgage Trust, Series 2004-2, Class A2
4.750%	11/25/19		76	76,371
Series 2004-CL1, Class 1A1
6.000%	02/25/34		235	245,318
RAAC Trust, Series 2005-SP1, Class 2A1
5.250%	09/25/34		149	151,370

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RBSSP Resecuritization Trust, Series 2010-10, Class 2A1, 144A
0.722%(c)	09/26/36	22	$21,100
Residential Accredit Loans, Inc. Trust, Series 2003-QS16, Class A1
5.000%	08/25/18	29	28,929
Series 2003-QS20, Class A1
5.000%	11/25/18	23	23,502
Series 2004-QS3, Class CB
5.000%	03/25/19	81	81,070
Residential Asset Securitization Trust, Series 2004-IP2, Class 1A1
3.135%(c)	12/25/34	232	232,746
Series 2006-R1, Class A2
1.156%(c)	01/25/46	291	134,805
Residential Funding Mortgage Securities I, Series 2006-S12, Class 2A2
6.000%	12/25/36	106	102,409
Series 2006-S9, Class A1
6.250%	09/25/36	93	85,648
Sequoia Mortgage Trust, Series 2004-8, Class A2
1.950%(c)	09/20/34	328	314,910
Springleaf Mortgage Loan Trust, Series 2013-2A, Class M1, 144A
3.520%(c)	12/25/65	1,107	1,110,401
Series 2013-2A, Class M2, 144A
4.480%(c)	12/25/65	1,075	1,077,770
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A
1.126%(c)	07/25/34	1,123	1,080,032
Structured Asset Mortgage Investments II Trust, Series 2004-AR1, Class 1A1
1.436%(c)	03/19/34	896	863,780
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-22A, Class 3A
3.291%(c)	06/25/33	91	92,320
Series 2003-26A, Class 3A5
2.968%(c)	09/25/33	351	343,406
Series 2003-29, Class 1A1
4.750%	09/25/18	33	32,988
Series 2003-32, Class 5A1
5.811%(c)	11/25/33	94	96,734
Series 2004-7, Class 2A1
5.514%(c)	05/25/24	117	119,382
Thornburg Mortgage Securities Trust, Series 2004-3, Class A
1.496%(c)	09/25/44	394	359,024
Vendee Mortgage Trust, Series 1996-2, Class 1Z
6.750%	06/15/26	229	257,085
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR4, Class A7
2.831%(c)	05/25/33	306	308,540
Series 2003-S1, Class A5
5.500%	04/25/33	220	225,216
Series 2004-S3, Class 3A2
6.000%	07/25/34	282	294,243

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-7, Class 1A2
1.206%(c)	09/25/35	33	$25,299
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-B, Class A1
2.807%(c)	02/25/34	60	59,509
Series 2004-EE, Class 2A2
3.034%(c)	12/25/34	241	245,283
Series 2004-O, Class A1
2.995%(c)	08/25/34	127	129,188
Series 2005-16, Class A8
5.750%	01/25/36	15	16,078
Series 2005-AR9, Class 3A1
3.060%(c)	06/25/34	192	196,090
Series 2006-11, Class A8
6.000%	09/25/36	58	55,581
Series 2006-17, Class A1
5.500%	11/25/21	26	26,701
Series 2007-11, Class A85
6.000%	08/25/37	165	157,787
Series 2007-11, Class A96
6.000%	08/25/37	20	19,286
Series 2007-3, Class 3A1
5.500%	04/25/22	5	5,461

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $115,835,838)			118,054,983

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
Federal Home Loan Mortgage Corp.
2.681%(c)	10/01/36	99	104,721
3.000%	12/01/42	2,166	2,165,299
4.000%	02/01/26	679	714,351
4.000%	01/01/32	618	657,467
4.000%	10/01/42	1,314	1,388,644
5.000%	11/01/23	214	220,627
5.500%	12/01/24	428	453,021
5.500%	01/01/33	205	229,052
5.500%	06/01/35	397	445,785
6.000%	12/01/23	123	139,014
6.000%	11/01/24	390	440,598
6.000%	02/01/28	250	282,587
6.000%	09/01/35	203	232,047
6.000%	12/01/36	119	134,790
6.500%	10/01/22	143	158,041
6.500%	05/01/25	150	160,476
6.500%	08/01/27	292	325,264
6.500%	01/01/29	173	190,887
6.500%	05/01/36	62	70,667
6.500%	09/01/36	41	45,867
6.500%	05/01/37	145	164,319
7.000%	09/01/36	221	248,193
7.000%	11/01/37	421	475,734
8.000%	02/01/38	98	106,674
Federal National Mortgage Assoc.
1.400%	07/01/17	1,460	1,459,347
2.330%	01/01/23	1,890	1,878,760
2.340%	12/01/22	2,195	2,184,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.350%	05/01/23	1,389	$1,374,757
2.370%	12/01/22	1,525	1,518,775
2.480%	02/01/25	2,055	2,011,928
2.520%	05/01/23	2,000	1,985,329
2.570%	03/01/23	1,915	1,915,798
2.619%	12/01/22	1,465	1,488,979
2.710%	10/01/22	2,125	2,099,077
2.750%	03/01/22	1,227	1,252,127
2.820%	12/01/24	2,124	2,126,148
2.900%	12/01/24	3,541	3,561,786
2.960%	04/01/22	1,837	1,891,086
3.000%	TBA	440	437,102
3.025%	08/01/29	1,407	1,417,700
3.030%	12/01/21	1,666	1,720,731
3.070%	02/01/25	2,565	2,609,019
3.340%	11/01/30	714	723,960
3.380%	01/01/18	1,430	1,445,917
3.415%(s)	05/15/30	1,750	1,125,350
3.416%	10/01/20	1,000	1,044,144
3.440%	11/01/23	2,338	2,433,366
3.500%	07/01/32	1,358	1,410,777
3.500%	07/01/32	537	558,235
3.500%	10/01/32	1,519	1,577,966
3.500%	11/01/32	1,315	1,366,393
3.500%	03/01/33	1,423	1,478,062
3.500%	09/01/42	1,396	1,439,761
3.500%	10/01/42	1,340	1,382,151
3.500%	01/01/43	1,682	1,735,277
3.500%	03/01/43	1,382	1,425,501
3.500%	05/01/43	1,483	1,529,950
3.500%	06/01/43	1,879	1,936,090
3.500%	06/01/43	1,779	1,827,868
3.500%	06/01/43	1,551	1,599,880
3.500%	07/01/43	1,559	1,607,828
3.500%	01/01/44	2,389	2,464,341
3.590%	10/01/20	1,329	1,399,906
3.690%	11/01/23	1,345	1,420,435
3.739%	06/01/18	1,450	1,478,452
3.885%	08/01/25	1,850	1,963,088
4.000%	06/01/42	2,401	2,546,973
4.000%	07/01/42	1,544	1,636,763
4.000%	06/01/43	3,671	3,901,858
4.000%	06/01/43	1,896	2,011,859
4.000%	07/01/43	1,751	1,857,786
4.010%	08/01/21	1,628	1,745,915
4.340%	04/01/20	1,745	1,863,209
4.500%	04/01/44	1,946	2,127,066
4.500%	04/01/44	1,565	1,710,522
5.000%	12/01/19	148	154,298
5.000%	05/01/23	279	303,477
5.000%	06/01/23	400	426,640
5.000%	07/01/25	356	381,226
5.000%	02/01/35	412	454,245
5.000%	10/01/39	853	940,846
5.500%	01/01/19	48	49,126
5.500%	06/01/20	38	38,715
5.500%	09/01/23	122	128,924
5.500%	01/01/38	326	365,335

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	09/01/19	20	$20,453
6.000%	08/01/21	136	144,806
6.000%	09/01/22	35	36,227
6.000%	01/01/24	357	388,153
6.000%	07/01/24	93	102,176
6.000%	04/01/28	128	145,719
6.000%	05/01/28	84	94,469
6.000%	12/01/32	508	581,628
6.000%	03/01/34	616	708,657
6.000%	04/01/34	146	159,355
6.000%	04/01/35	161	184,826
6.000%	01/01/36	59	66,636
6.000%	10/01/36	41	46,054
6.000%	08/01/37	164	185,026
6.000%	08/01/37	77	87,567
6.262%(c)	09/01/37	74	77,345
6.500%	09/01/22	106	115,624
6.500%	12/01/23	141	155,640
6.500%	09/01/28	136	153,858
6.500%	07/01/36	35	40,437
6.500%	05/01/37	63	68,589
6.500%	07/01/37	136	154,320
6.500%	10/01/38	144	162,951
6.500%	10/01/38	99	112,301
7.000%	05/01/17	2	1,989
7.000%	04/01/37	97	114,401
8.000%	12/01/36	895	1,067,242
Government National Mortgage Assoc.
6.000%	08/15/36	2,406	2,786,816
6.000%	09/20/36	111	126,197
6.000%	05/20/38	71	76,006
6.000%	09/20/38	167	189,225
6.000%	03/20/41	65	72,244
6.500%	10/15/23	136	145,578
6.500%	01/15/33	202	234,781
6.500%	01/20/39	62	67,488
6.500%	10/20/39	377	438,756
6.500%	10/20/39	280	314,048
6.500%	12/20/40	677	775,958
7.000%	10/20/38	316	367,811
7.000%	12/20/38	132	155,819
7.500%	01/20/35	241	275,997
8.000%	05/20/32	601	690,520
Residual Funding Corp. Principal Strip, Bonds
1.227%(s)	01/15/21	995	914,807
2.745%(s)	01/15/30	1,000	653,640
Resolution Funding Corp. Interest Strip, Bonds
2.175%(s)	10/15/25	235	184,955
2.830%(s)	01/15/26	270	208,128
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.875%	01/15/48	885	1,018,671
5.250%	09/15/39	130	163,279
5.880%	04/01/36	3,430	4,524,787
Tennessee Valley Authority Principal Strip, Bonds
3.840%(s)	06/15/35	1,260	635,108

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $120,682,481)			121,703,623

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bonds
3.750%	08/15/41		6,400	$7,208,250
4.375%	05/15/40		2,940	3,632,394
U.S. Treasury Notes
0.500%	01/31/17	(k)	14,074	14,075,604
0.750%	02/15/19		360	356,414
0.875%	11/15/17		2,800	2,800,109
1.375%	01/31/20		600	597,727
2.125%	05/15/25		11,250	11,028,510
3.125%	05/15/21	(k)	90	94,841
4.250%	11/15/17		8,700	8,951,482
U.S. Treasury Strip Coupon
1.376%(s)	02/15/18		2,000	1,977,186
1.797%(s)	02/15/20		7,000	6,666,597
1.928%(s)	08/15/24		1,000	832,820
1.930%(s)	08/15/23		815	700,037
2.094%(s)	02/15/33		5,600	3,494,277
2.257%(s)	05/15/28		8,085	5,922,149
2.310%(s)	08/15/32		600	381,259
2.344%(s)	05/15/20		10,084	9,542,298
2.347%(s)	02/15/23		1,595	1,390,995
2.458%(s)	05/15/34		5,100	3,042,278
2.477%(s)	11/15/33		6,600	4,013,506
2.486%(s)	05/15/32		5,000	3,202,135
2.486%(s)	02/15/34		2,500	1,507,395
2.494%(s)	11/15/28		500	360,210
2.530%(s)	11/15/32		11,200	7,055,317
2.595%(s)	11/15/26		600	462,095
2.663%(s)	02/15/22		2,825	2,539,511
2.749%(s)	08/15/20		6,500	6,111,463
2.809%(s)	05/15/33		2,500	1,546,133
3.162%(s)	08/15/18		2,500	2,454,565
3.210%(s)	05/15/21		1,200	1,103,590
3.382%(s)	05/15/31		3,335	2,209,881
4.165%(s)	02/15/30		4,000	2,770,344
4.357%(s)	11/15/29		3,000	2,096,493
4.721%(s)	11/15/27		1,350	1,006,594

TOTAL U.S. TREASURY OBLIGATIONS (cost $123,342,940)				121,134,459

TOTAL LONG-TERM INVESTMENTS (cost $2,096,553,335)				2,171,410,038

	Shares
SHORT-TERM INVESTMENTS — 15.3%
AFFILIATED MUTUAL FUNDS — 12.8%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	238,632,901	238,632,901
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $82,627,816; includes $82,556,766 of cash collateral for securities on loan)(b)(w)	82,611,354	82,627,877

TOTAL AFFILIATED MUTUAL FUNDS (cost $321,260,718)(Note 4)		321,260,778

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS(n) — 2.5%
U.S. Treasury Bills
0.286%	01/05/17		919	$918,982
0.402%	03/23/17		80	79,912
0.412%	02/02/17		10,000	9,996,480
0.430%	02/09/17		6,000	5,997,240
0.431%	02/16/17		7,500	7,495,965
0.451%	02/23/17		6,000	5,995,998
0.457%	03/02/17		6,000	5,995,320
0.464%	02/09/17		4,000	3,998,160
0.469%	02/23/17		4,000	3,997,332
0.473%	03/16/17		6,000	5,994,000
0.492%	03/02/17		4,000	3,996,880
0.500%	03/23/17		795	794,128
0.531%	03/09/17		7,000	6,993,938
0.622%	06/22/17	(k)	340	339,006
0.623%	06/22/17	(k)	254	253,257

TOTAL U.S. TREASURY OBLIGATIONS (cost $62,845,310)				62,846,598

TOTAL SHORT-TERM INVESTMENTS (cost $384,106,028)				384,107,376

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 101.6% (cost $2,480,659,363)				2,555,517,414

Interest Rate	Maturity Date		Principal Amount (000)#
SECURITY SOLD SHORT
U.S. GOVERNMENT AGENCY OBLIGATION — SHORT
Federal National Mortgage Assoc.
3.500%	TBA		50	(51,246)

(proceeds received $51,219)

Value (Note 2)
TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 101.6% (cost $2,480,608,144)	$2,555,466,168
Liabilities in excess of other assets(z) — (1.6)%	(41,085,716)

NET ASSETS — 100.0%	$2,514,380,452

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,673,029 and 0.1% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $80,552,347; cash collateral of $82,556,766 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(d)	Post maturity date.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(i)	Represents issuer in default on interest payments and/ or principal repayment. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(ss)	Represents zero coupon bond.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
62	2 Year U.S. Treasury Notes	Mar. 2017	$13,450,125	$13,434,625	$(15,500)
250	10 Year Australian Treasury Bonds	Mar. 2017	174,363,359	174,379,343	15,984
239	10 Year U.S. Treasury Notes	Mar. 2017	29,790,516	29,703,220	(87,296)
114	20 Year U.S. Treasury Bonds	Mar. 2017	17,312,602	17,174,813	(137,789)
242	Euro STOXX 50 Index	Mar. 2017	8,294,848	8,347,902	53,054
388	Mini MSCI Emerging Markets Index	Mar. 2017	17,097,835	16,662,660	(435,175)
1,355	Russell 2000 Mini Index	Mar. 2017	93,206,062	91,929,975	(1,276,087)
283	S&P/TSX 60 Index	Mar. 2017	37,918,537	37,809,213	(109,324)

					(1,992,133)

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions:
6	90 Day Euro Dollar	Jun. 2017	$1,480,275	$1,481,925	$(1,650)
6	90 Day Euro Dollar	Sep. 2017	1,478,350	1,479,675	(1,325)
8	90 Day Euro Dollar	Dec. 2019	1,949,600	1,953,500	(3,900)
25	2 Year U.S. Treasury Notes	Mar. 2017	5,420,203	5,417,188	3,015
1,287	5 Year U.S. Treasury Notes	Mar. 2017	151,753,102	151,433,649	319,453
363	10 Year Canadian Government Bonds	Mar. 2017	37,438,938	37,182,728	256,210
149	10 Year Euro-Bund	Mar. 2017	25,410,524	25,746,174	(335,650)
301	10 Year U.K. Gilt	Mar. 2017	45,829,595	46,677,220	(847,625)
239	10 Year U.S. Treasury Notes	Mar. 2017	29,764,719	29,703,219	61,500
70	30 Year Euro Buxl	Mar. 2017	12,535,548	12,785,953	(250,405)
59	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	9,502,281	9,454,750	47,531
620	FTSE 100 Index	Mar. 2017	52,669,044	53,868,527	(1,199,483)
4,409	MSCI Europe Net Total Return Index	Mar. 2017	89,713,436	90,896,929	(1,183,493)
64	S&P 500 E-Mini Index	Mar. 2017	7,187,325	7,155,840	31,485
133	SGX MSCI Singapore Index	Jan. 2017	2,961,416	2,937,085	24,331

					(3,080,006)

					$(5,072,139)

Cash and foreign currency of $10,687,833 and U.S. Treasury Securities with a combined market value of $13,948,615 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/07/17	Australia and New Zealand Banking Group	AUD	521	$387,558	$375,820	$(11,738)
Expiring 02/07/17	Royal Bank of Scotland Group PLC	AUD	5,475	4,188,478	3,946,968	(241,510)
British Pound,
Expiring 01/12/17	Australia and New Zealand Banking Group	GBP	877	1,105,167	1,081,466	(23,701)
Expiring 01/12/17	Barclays Capital Group	GBP	21,331	26,793,057	26,298,379	(494,678)
Expiring 02/07/17	Australia and New Zealand Banking Group	GBP	564	712,051	696,054	(15,997)
Expiring 02/07/17	Australia and New Zealand Banking Group	GBP	483	602,302	595,661	(6,641)
Expiring 02/07/17	Citigroup Global Markets	GBP	737	929,836	909,069	(20,767)
Expiring 02/07/17	Goldman Sachs & Co.	GBP	273	340,742	337,208	(3,534)
Expiring 02/07/17	Toronto Dominion	GBP	554	698,388	683,359	(15,029)
Expiring 03/16/17	Goldman Sachs & Co.	GBP	4,479	5,673,290	5,531,037	(142,253)
Canadian Dollar,
Expiring 03/16/17	Goldman Sachs & Co.	CAD	2,360	1,775,000	1,758,983	(16,017)
Expiring 03/16/17	Goldman Sachs & Co.	CAD	1,745	1,313,319	1,300,758	(12,561)
Expiring 03/16/17	Goldman Sachs & Co.	CAD	1,212	911,000	903,859	(7,141)
Expiring 03/16/17	Goldman Sachs & Co.	CAD	186	140,000	138,863	(1,137)
Danish Krone,
Expiring 02/07/17	Toronto Dominion	DKK	3,219	460,563	456,759	(3,804)
Expiring 02/07/17	Toronto Dominion	DKK	3,132	461,801	444,392	(17,409)
Euro,
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	543	579,574	572,273	(7,301)

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	292	$312,011	$307,899	$(4,112)
Expiring 01/12/17	Royal Bank of Scotland Group PLC	EUR	1,170	1,220,112	1,231,941	11,829
Expiring 01/12/17	Royal Bank of Scotland Group PLC	EUR	536	565,754	564,255	(1,499)
Expiring 01/12/17	Royal Bank of Scotland Group PLC	EUR	328	344,828	345,727	899
Expiring 01/12/17	Toronto Dominion	EUR	922	980,855	971,334	(9,521)
Expiring 02/07/17	BNP Paribas	EUR	1,140	1,244,974	1,202,860	(42,114)
Expiring 02/07/17	BNP Paribas	EUR	700	761,487	738,304	(23,183)
Expiring 02/07/17	Hong Kong & Shanghai Bank	EUR	344	370,162	362,839	(7,323)
Expiring 03/16/17	Hong Kong & Shanghai Bank	EUR	9,956	10,731,270	10,520,647	(210,623)
Expiring 03/16/17	Hong Kong & Shanghai Bank	EUR	8,919	9,512,899	9,424,819	(88,080)
Expiring 03/16/17	Hong Kong & Shanghai Bank	EUR	2,208	2,393,438	2,333,725	(59,713)
Expiring 03/16/17	Hong Kong & Shanghai Bank	EUR	1,754	1,886,883	1,853,229	(33,654)
Expiring 03/16/17	Toronto Dominion	EUR	1,485	1,558,523	1,569,289	10,766
Hong Kong Dollar,
Expiring 02/07/17	Australia and New Zealand Banking Group	HKD	2,706	348,772	349,069	297
Expiring 02/07/17	Australia and New Zealand Banking Group	HKD	2,038	262,897	262,879	(18)
Expiring 02/07/17	Australia and New Zealand Banking Group	HKD	2,035	262,438	262,455	17
Expiring 02/07/17	Toronto Dominion	HKD	4,156	536,286	536,028	(258)
Japanese Yen,
Expiring 02/07/17	Australia and New Zealand Banking Group	JPY	62,222	546,453	533,512	(12,941)
Expiring 02/07/17	Standard Chartered PLC	JPY	123,510	1,149,360	1,059,026	(90,334)
Expiring 02/07/17	Toronto Dominion	JPY	28,306	271,288	242,707	(28,581)
Expiring 03/16/17	State Street Bank	JPY	940,933	8,221,488	8,081,676	(139,812)
Expiring 03/16/17	Toronto Dominion	JPY	550,844	4,695,524	4,731,202	35,678
Expiring 03/16/17	Toronto Dominion	JPY	115,893	997,156	995,405	(1,751)
Expiring 03/16/17	Toronto Dominion	JPY	69,460	593,935	596,590	2,655
New Taiwanese Dollar,
Expiring 03/16/17	Goldman Sachs & Co.	TWD	32,280	1,020,140	1,005,083	(15,057)
Norwegian Krone,
Expiring 01/12/17	Deutsche Bank AG	NOK	2,289	269,985	265,156	(4,829)
Expiring 01/12/17	Deutsche Bank AG	NOK	1,874	222,293	217,034	(5,259)
Expiring 01/12/17	Toronto Dominion	NOK	2,774	326,251	321,286	(4,965)
Expiring 03/16/17	Goldman Sachs & Co.	NOK	9,156	1,090,937	1,060,763	(30,174)
Singapore Dollar,
Expiring 02/07/17	Toronto Dominion	SGD	2,150	1,551,796	1,484,317	(67,479)
Expiring 03/16/17	Standard Chartered PLC	SGD	1,066	744,786	735,706	(9,080)
South African Rand,
Expiring 03/16/17	BNP Paribas	ZAR	29,673	2,070,876	2,129,954	59,078
Expiring 03/16/17	Royal Bank of Scotland Group PLC	ZAR	10,599	765,220	760,805	(4,415)
South Korean Won,
Expiring 03/16/17	Standard Chartered PLC	KRW	1,908,579	1,637,169	1,580,377	(56,792)
Swedish Krona,
Expiring 02/07/17	Morgan Stanley	SEK	15,048	1,694,278	1,655,874	(38,404)
Swiss Franc,
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	464	457,683	455,711	(1,972)
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	450	444,010	442,535	(1,475)

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	302	$294,288	$296,745	$2,457
Expiring 01/12/17	Australia and New Zealand Banking Group	CHF	300	299,098	294,722	(4,376)
Expiring 01/12/17	Royal Bank of Scotland Group PLC	CHF	638	630,657	626,707	(3,950)
Expiring 02/07/17	Goldman Sachs & Co.	CHF	4,806	4,961,127	4,732,400	(228,727)
Expiring 03/16/17	State Street Bank	CHF	443	441,922	437,313	(4,609)

				$115,763,435	$113,610,813	(2,152,622)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 02/07/17	Hong Kong & Shanghai Bank	AUD	339	$253,050	$244,452	$8,598
Expiring 03/16/17	Hong Kong & Shanghai Bank	AUD	2,767	2,054,185	1,993,371	60,814
British Pound,
Expiring 01/27/17	Citigroup Global Markets	GBP	3,480	4,277,006	4,292,377	(15,371)
Expiring 02/07/17	Australia and New Zealand Banking Group	GBP	1,089	1,367,122	1,343,459	23,663
Expiring 02/07/17	Australia and New Zealand Banking Group	GBP	185	234,222	228,733	5,489
Expiring 02/07/17	Morgan Stanley	GBP	729	907,074	898,917	8,157
Expiring 03/16/17	Citigroup Global Markets	GBP	14,446	18,297,797	17,836,877	460,920
Expiring 03/16/17	Goldman Sachs & Co.	GBP	1,421	1,799,213	1,754,591	44,622
Expiring 03/16/17	Goldman Sachs & Co.	GBP	1,051	1,328,716	1,297,787	30,929
Expiring 03/16/17	Goldman Sachs & Co.	GBP	729	919,699	900,139	19,560
Expiring 03/16/17	Goldman Sachs & Co.	GBP	112	141,365	138,293	3,072
Canadian Dollar,
Expiring 01/19/17	National Australia Bank Ltd.	CAD	67	50,798	49,596	1,202
Expiring 03/16/17	Toronto Dominion	CAD	14,078	10,611,746	10,494,557	117,189
Danish Krone,
Expiring 01/12/17	Toronto Dominion	DKK	10,386	1,486,742	1,471,697	15,045
Expiring 02/07/17	Toronto Dominion	DKK	13,332	1,993,480	1,891,977	101,503
Euro,
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	2,495	2,699,525	2,628,586	70,939
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	1,980	2,125,658	2,086,228	39,430
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	845	885,035	890,575	(5,540)
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	483	502,949	508,900	(5,951)
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	425	458,719	447,866	10,853
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	368	384,443	387,150	(2,707)
Expiring 01/12/17	Australia and New Zealand Banking Group	EUR	242	252,720	254,450	(1,730)
Expiring 01/12/17	Barclays Capital Group	EUR	2,339	2,487,391	2,463,920	23,471
Expiring 01/12/17	Citigroup Global Markets	EUR	569	595,035	599,159	(4,124)
Expiring 01/12/17	Citigroup Global Markets	EUR	304	323,847	319,817	4,030
Expiring 01/12/17	Citigroup Global Markets	EUR	188	200,121	198,547	1,574
Expiring 01/12/17	Deutsche Bank AG	EUR	88,109	93,833,976	92,814,852	1,019,124
Expiring 01/12/17	Deutsche Bank AG	EUR	520	553,407	547,392	6,015
Expiring 01/12/17	Deutsche Bank AG	EUR	242	252,849	254,450	(1,601)

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/12/17	Toronto Dominion	EUR	1,102	$1,173,736	$1,161,380	$12,356
Expiring 01/12/17	Toronto Dominion	EUR	896	950,380	943,442	6,938
Expiring 01/27/17	Citigroup Global Markets	EUR	21,078	22,086,893	22,221,645	(134,752)
Expiring 02/07/17	Australia and New Zealand Banking Group	EUR	454	484,411	478,386	6,025
Expiring 02/07/17	Australia and New Zealand Banking Group	EUR	412	439,061	435,014	4,047
Expiring 02/07/17	Australia and New Zealand Banking Group	EUR	243	258,625	256,584	2,041
Expiring 02/07/17	Australia and New Zealand Banking Group	EUR	240	256,631	253,124	3,507
Expiring 02/07/17	Bank of America	EUR	288	307,091	304,279	2,812
Expiring 02/07/17	Societe Generale	EUR	869	921,598	916,761	4,837
Expiring 02/07/17	Societe Generale	EUR	610	649,200	643,176	6,024
Expiring 02/07/17	Societe Generale	EUR	332	355,162	350,574	4,588
Expiring 02/07/17	Standard Chartered PLC	EUR	4,252	4,728,890	4,485,179	243,711
Expiring 02/07/17	Standard Chartered PLC	EUR	2,166	2,365,780	2,285,018	80,762
Expiring 03/16/17	Australia and New Zealand Banking Group	EUR	158	168,632	166,938	1,694
Expiring 03/16/17	Deutsche Bank AG	EUR	1,020	1,072,329	1,077,531	(5,202)
Expiring 03/16/17	Hong Kong & Shanghai Bank	EUR	290	308,647	306,904	1,743
Expiring 03/16/17	Societe Generale	EUR	58,166	62,699,107	61,465,645	1,233,462
Hong Kong Dollar,
Expiring 02/01/17	Deutsche Bank AG	HKD	4,444	572,742	573,145	(403)
Expiring 03/16/17	State Street Bank	HKD	4,597	593,108	593,034	74
Japanese Yen,
Expiring 01/27/17	Australia and New Zealand Banking Group	JPY	75,230	643,447	644,756	(1,309)
Expiring 01/27/17	Citigroup Global Markets	JPY	804,711	6,854,668	6,896,761	(42,093)
Expiring 02/07/17	BNP Paribas	JPY	228,689	2,153,208	1,960,872	192,336
Expiring 02/07/17	Goldman Sachs & Co.	JPY	157,173	1,524,287	1,347,663	176,624
Expiring 02/07/17	Hong Kong & Shanghai Bank	JPY	79,197	771,977	679,069	92,908
Expiring 02/07/17	Standard Chartered PLC	JPY	54,122	463,050	464,066	(1,016)
Expiring 02/07/17	Standard Chartered PLC	JPY	27,459	263,672	235,444	28,228
Expiring 02/07/17	State Street Bank	JPY	52,011	463,708	445,961	17,747
Expiring 03/16/17	Australia and New Zealand Banking Group	JPY	54,589	480,429	468,865	11,564
Expiring 03/16/17	Credit Suisse First Boston Corp.	JPY	3,246,687	28,574,860	27,885,804	689,056
Expiring 03/16/17	Deutsche Bank AG	JPY	49,234	428,554	422,873	5,681
Expiring 03/16/17	Goldman Sachs & Co.	JPY	34,093	300,798	292,827	7,971
Expiring 03/16/17	Hong Kong & Shanghai Bank	JPY	36,164	314,801	310,616	4,185
Expiring 03/16/17	Royal Bank of Scotland Group PLC	JPY	10,928	96,266	93,857	2,409
Expiring 03/16/17	Standard Chartered PLC	JPY	142,104	1,240,897	1,220,536	20,361
Expiring 03/16/17	State Street Bank	JPY	261,876	2,303,199	2,249,253	53,946
Expiring 03/16/17	State Street Bank	JPY	81,520	697,030	700,178	(3,148)
New Taiwanese Dollar,
Expiring 03/16/17	Goldman Sachs & Co.	TWD	111,392	3,495,631	3,468,308	27,323
Norwegian Krone,
Expiring 01/12/17	Deutsche Bank AG	NOK	8,167	965,144	945,837	19,307
Expiring 02/07/17	Citigroup Global Markets	NOK	7,793	952,981	902,800	50,181
Expiring 03/16/17	Toronto Dominion	NOK	34,201	4,076,116	3,962,564	113,552
Singapore Dollar,
Expiring 01/27/17	Citigroup Global Markets	SGD	2,809	1,942,259	1,939,008	3,251
Expiring 03/16/17	Australia and New Zealand Banking Group	SGD	1,066	749,778	735,707	14,071

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South African Rand,
Expiring 03/16/17	Royal Bank of Scotland Group PLC	ZAR	179,754	$13,017,504	$12,902,909	$114,595
South Korean Won,
Expiring 03/16/17	Goldman Sachs & Co.	KRW	1,540,666	1,322,290	1,275,731	46,559
Expiring 03/16/17	Hong Kong & Shanghai Bank	KRW	20,816,633	17,828,718	17,236,973	591,745
Expiring 03/16/17	Hong Kong & Shanghai Bank	KRW	1,872,380	1,582,143	1,550,403	31,740
Expiring 03/16/17	Hong Kong & Shanghai Bank	KRW	1,761,075	1,484,936	1,458,238	26,698
Expiring 03/16/17	Hong Kong & Shanghai Bank	KRW	1,083,041	899,095	896,799	2,296
Swedish Krona,
Expiring 01/12/17	Australia and New Zealand Banking Group	SEK	17,395	1,890,599	1,911,001	(20,402)
Expiring 01/27/17	Citigroup Global Markets	SEK	4,420	480,610	486,133	(5,523)
Swiss Franc,
Expiring 01/27/17	Deutsche Bank AG	CHF	338	330,755	333,078	(2,323)
Expiring 02/07/17	State Street Bank	CHF	557	566,634	548,653	17,981
Expiring 03/16/17	Morgan Stanley	CHF	1,739	1,734,168	1,716,031	18,137

				$352,564,125	$346,746,048	5,818,077

						$3,665,455

Cross currency exchange contracts outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/16/17	Buy	CAD	2,689	MXN	42,040	$(2,609)	BNP Paribas
03/16/17	Buy	CAD	1,389	MXN	21,786	(4,719)	Citigroup Global Markets
01/12/17	Buy	DKK	3,953	EUR	531	337	Australia and New Zealand Banking Group
01/12/17	Buy	EUR	1,108	CHF	1,190	(3,042)	Barclays Capital Group
01/12/17	Buy	EUR	2,280	GBP	1,956	(10,290)	Deutsche Bank AG
01/12/17	Buy	GBP	1,001	EUR	1,175	(4,024)	Barclays Capital Group
02/07/17	Buy	GBP	189	EUR	222	(649)	Standard Chartered PLC
02/07/17	Buy	HKD	1,639	JPY	24,998	(2,881)	Australia and New Zealand Banking Group
02/07/17	Buy	HKD	2,889	EUR	352	1,087	Australia and New Zealand Banking Group

						$(26,790)

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Ally Financial Corp.	03/20/17	5.000%	255	0.484%	$(2,941)	$(9,135)	$6,194	Goldman Sachs & Co.
Ally Financial Corp.	03/20/17	5.000%	62	0.484%	(723)	(4,878)	4,155	Barclays Capital Group
Ally Financial Corp.	03/20/17	5.000%	25	0.484%	(292)	(2,320)	2,028	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%	88	0.801%	(3,737)	(9,724)	5,987	Credit Suisse First Boston Corp.

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1) (continued):
Ally Financial Corp.	12/20/17	5.000%		64	0.801%	$(2,718)	$(7,318)	$4,600	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%		43	0.801%	(1,826)	(5,208)	3,382	Barclays Capital Group
Ally Financial Corp.	12/20/17	5.000%		40	0.801%	(1,699)	(4,243)	2,544	Barclays Capital Group
Beazer Homes USA, Inc.	12/20/17	5.000%		100	0.541%	(4,508)	(3,584)	(924)	Citigroup Global Markets
Beazer Homes USA, Inc.	12/20/17	5.000%		50	0.541%	(2,253)	(1,903)	(350)	Goldman Sachs & Co.
Canadian National Resources	12/20/21	1.000%		160	1.335%	2,439	9,015	(6,576)	BNP Paribas
CIT Group, Inc.	06/20/18	5.000%		48	0.587%	(3,181)	(2,978)	(203)	Barclays Capital Group
Devon Energy Corp.	12/20/21	1.000%		110	1.404%	2,029	6,442	(4,413)	Credit Suisse First Boston Corp.
Frontier Communications	06/20/17	5.000%		24	0.677%	(524)	(2,343)	1,819	Barclays Capital Group
Nabors Industries, Inc.	12/20/21	1.000%		130	2.502%	8,769	20,061	(11,292)	Citigroup Global Markets
People’s Republic of China	12/20/21	1.000%		2,180	1.178%	17,322	7,633	9,689	Citigroup Global Markets
Republic of Turkey	12/20/21	1.000%		2,050	2.735%	159,864	164,484	(4,620)	BNP Paribas
Springleaf Finance Corp.	09/20/17	5.000%		100	0.805%	(3,208)	(7,954)	4,746	Barclays Capital Group
Sprint Communications, Inc.	06/20/19	5.000%		126	1.966%	(9,323)	3,787	(13,110)	Goldman Sachs & Co.
Sprint Communications, Inc.	06/20/19	5.000%		72	1.966%	(5,318)	8,300	(13,618)	Citigroup Global Markets
Sprint Communications, Inc.	06/20/19	5.000%		65	1.966%	(4,800)	7,024	(11,824)	Citigroup Global Markets
Sprint Communications, Inc.	06/20/19	5.000%		50	1.966%	(3,692)	5,139	(8,831)	Citigroup Global Markets
Sprint Communications, Inc.	12/20/20	5.000%		40	2.902%	(3,115)	12,022	(15,137)	BNP Paribas
Sprint Communications, Inc.	12/20/20	5.000%		40	2.902%	(3,121)	2,072	(5,193)	Goldman Sachs & Co.
Standard Chartered Bank	12/20/21	1.000%	EUR	220	2.256%	13,832	14,423	(591)	BNP Paribas
United Mexican States	12/20/21	1.000%		1,910	1.545%	47,803	67,290	(19,487)	Bank of America

						$195,079	$266,104	$(71,025)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Republic of Venezuela	06/20/17	5.000%	90	53.571%	$(17,573)	$(44,562)	$26,989	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	50	53.571%	(9,763)	(24,153)	14,390	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Sell Protection(2) (continued):
Republic of Venezuela	06/20/17	5.000%	50	53.571%	$(9,763)	$(24,653)	$14,890	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	50	53.571%	(9,763)	(26,750)	16,987	Goldman Sachs & Co.
Republic of Venezuela	06/20/17	5.000%	50	53.571%	(9,763)	(27,000)	17,237	Goldman Sachs & Co.

					$(56,625)	$(147,118)	$90,493

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.27.V1	12/20/21	5.000%		450	$(19,811)	$(28,609)	$(8,798)
CDX.NA.IG.25.V1	12/20/20	1.000%		2,740	(9,943)	(45,833)	(35,890)
CDX.NA.IG.27.V1	12/20/21	1.000%		2,750	(30,755)	(42,527)	(11,772)
iTraxx.X25.V1	12/20/21	1.000%	EUR	2,740	(42,392)	(40,078)	2,314

					$(102,901)	$(157,047)	$(54,146)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1):
ABX.6.V2	05/25/46	0.110%	190	$25,175	$—	$25,175	Barclays Capital Group
ABX.6.V2	05/25/46	0.110%	170	22,525	—	22,525	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%	150	19,875	—	19,875	Bank of America
ABX.6.V2	05/25/46	0.110%	90	11,925	—	11,925	Credit Suisse First Boston Corp.
ABX.6.V2	05/25/46	0.110%	70	9,275	—	9,275	Bank of America
CDX.EM.26.V1	12/20/21	1.000%	2,130	133,004	134,427	(1,423)	Barclays Capital Group
CDX.IOS.10.V1	01/21/41	5.000%	580	2,084	—	2,084	Citigroup Global Markets
CDX.IOS.10.V1	01/21/41	5.000%	580	2,084	—	2,084	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	490	(919)	—	(919)	Bank of America
CDX.IOS.11.V1	01/12/42	4.000%	450	844	—	844	Bank of America
CDX.IOS.11.V1	01/12/42	4.000%	440	825	—	825	Citigroup Global Markets
CDX.IOS.11.V1	01/12/42	4.000%	430	806	—	806	Citigroup Global Markets
CDX.IOS.11.V1	12/12/42	4.000%	440	825	—	825	Citigroup Global Markets
CMBX.NA.AA.3.V1	12/13/49	0.270%	250	164,967	—	164,967	Barclays Capital Group
CMBX.NA.AA.3.V1	12/13/49	0.270%	120	79,184	—	79,184	Morgan Stanley
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	1,884	—	1,884	Barclays Capital Group
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	1,884	—	1,884	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Buy Protection(1) (continued):
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	$1,884	$—	$1,884	Goldman Sachs & Co.
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	1,884	—	1,884	Goldman Sachs & Co.
CMBX.NA.AA.6.V1	05/11/63	2.000%	90	1,884	—	1,884	Morgan Stanley
CMBX.NA.BBB.4.V1	02/17/51	5.000%	350	308,000	—	308,000	Citigroup Global Markets

				$789,899	$134,427	$655,472

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.AA.3.V1	12/13/49	0.620%	250	$(180,592)	$—	$(180,592)	Barclays Capital Group
CMBX.NA.AA.3.V1	12/13/49	0.620%	120	(86,684)	—	(86,684)	Morgan Stanley

				$(267,276)	$—	$(267,276)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreement outstanding at December 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreement:
546	12/06/18	1.541%	3 Month LIBOR(1)	$—	$(1,625)	$(1,625)

Cash of $165,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2016:

Counterparty(1)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements:
Bank of America	01/09/17	GBP	69	Pay or receive amounts based on market value fluctuation of Abcam PLC	$(16,128)	$—	$(16,128)
Bank of America	01/09/17	GBP	56	Pay or receive amounts based on market value fluctuation of Ashtead Group PLC	(27,485)	—	(27,485)
Bank of America	01/09/17	GBP	22	Pay or receive amounts based on market value fluctuation of British American Tobacco PLC	67,826	—	67,826
Bank of America	01/09/17	GBP	53	Pay or receive amounts based on market value fluctuation of Compass Group PLC	109,832	—	109,832
Bank of America	01/09/17	GBP	199	Pay or receive amounts based on market value fluctuation of GKN PLC	30,169	—	30,169
Bank of America	01/09/17	GBP	733	Pay or receive amounts based on market value fluctuation of Glencore PLC	(204,010)	—	(204,010)
Bank of America	01/09/17	GBP	60	Pay or receive amounts based on market value fluctuation of Hill & Smith Holdings PLC	(13,234)	—	(13,234)
Bank of America	01/09/17	GBP	197	Pay or receive amounts based on market value fluctuation of HSBC Holdings PLC	(60,564)	—	(60,564)
Bank of America	01/09/17	GBP	20	Pay or receive amounts based on market value fluctuation of Imperial Brands PLC	35,013	—	35,013
Bank of America	01/09/17	GBP	1,574	Pay or receive amounts based on market value fluctuation of Lloyds Banking Group PLC	112	—	112
Bank of America	01/09/17	GBP	42	Pay or receive amounts based on market value fluctuation of Persimmon PLC	21,267	—	21,267
Bank of America	01/09/17	GBP	38	Pay or receive amounts based on market value fluctuation of Prudential PLC	(13,845)	—	(13,845)
Bank of America	01/09/17	GBP	18	Pay or receive amounts based on market value fluctuation of Reckitt Benckiser Group PLC	74,683	—	74,683
Bank of America	01/09/17	GBP	41	Pay or receive amounts based on market value fluctuation of Rio Tinto PLC	(62,010)	—	(62,010)

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty(1)	Termination Date	Long(Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC swap agreements (continued):
Bank of America	01/09/17	GBP	103	Pay or receive amounts based on market value fluctuation of Sage Group PLC (The)	$32,455	$—	$32,455
Bank of America	01/09/17	GBP	115	Pay or receive amounts based on market value fluctuation of Tate & Lyle PLC	58,507	—	58,507
Bank of America	01/09/17	GBP	393	Pay or receive amounts based on market value fluctuation of Taylor Wimpey PLC	201	—	201
Bank of America	01/09/17	GBP	376	Pay or receive amounts based on market value fluctuation of Tesco PLC	(29,701)	—	(29,701)
Bank of America	01/09/17	GBP	36	Pay or receive amounts based on market value fluctuation of Weir Group PLC (The)	15,707	—	15,707
Bank of America	01/09/17	GBP	46	Pay or receive amounts based on market value fluctuation of WPP PLC	90,520	—	90,520
Morgan Stanley	03/20/17		3,000	Pay or receive amounts based on market fluctuation of iBoxx $ Liquid High Yield Index	19,996	—	19,996

					$129,311	$—	$129,311

(1)	The Portfolio receives or pays 1 Month USD LIBOR in the positions shown in the table above.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$612,518,931	$389,675,008	$11
Preferred Stocks	21,660,349	5,764,368	—
Warrants	—	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	615,049	—
Residential Mortgage-Backed Securities	—	9,329,034	—
Bank Loans	—	10,375,014	1,341,752
Commercial Mortgage-Backed Securities	—	37,433,568	299,942
Convertible Bonds	—	92,742,591	5,211
Corporate Bonds	—	610,191,409	26,113
Foreign Government Bonds	—	17,063,245	—
Municipal Bonds	—	1,475,378	—
Residential Mortgage-Backed Securities	—	118,054,983	—
U.S. Government Agency Obligations	—	121,703,623	—
U.S. Treasury Obligations	—	183,981,057	—
Affiliated Mutual Funds	321,260,778	—	—
U.S. Government Agency Obligation—Short	—	(51,246)	—
Other Financial Instruments*
Futures Contracts	(5,072,139)	—	—
OTC Forward Foreign Currency Contracts	—	3,665,455	—
OTC Cross Currency Exchange Contract	—	(26,790)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,625)	—
OTC Credit Default Swap Agreements	—	661,077	—
Centrally Cleared Credit Default Swap Agreements	—	(54,146)	—
OTC Total Return Swap Agreements	—	129,311	—

Total	$950,367,919	$1,602,726,363	$1,673,029

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (3.3% represents investments purchased with collateral securities in loan)	12.8%
U.S. Treasury Obligations	7.3
Banks	7.1
Residential Mortgage-Backed Securities	5.1
U.S. Government Agency Obligations	4.8
Media	3.4
Equity Real Estate Investment Trusts (REITs)	3.3
Pharmaceuticals	3.3
Insurance	2.5
Telecommunications	2.5
Semiconductors & Semiconductor Equipment	2.2
Oil, Gas & Consumable Fuels	2.1
Software	1.9
Oil & Gas	1.8
Commercial Mortgage-Backed Securities	1.5

Electric	1.5%
Internet Software & Services	1.5
Capital Markets	1.3
Diversified Financial Services	1.2
Biotechnology	1.1
Chemicals	1.1
Healthcare-Services	1.0
Pipelines	1.0
Aerospace & Defense	0.9
Automobiles	0.9
Beverages	0.9
Electric Utilities	0.9
Health Care Providers & Services	0.9
Machinery	0.9
Semiconductors	0.9
IT Services	0.8
Metals & Mining	0.8
Real Estate Investment Trusts (REITs)	0.8
Technology Hardware, Storage & Peripherals	0.8
Food Products	0.7
Foreign Government Bonds	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Hotels, Restaurants & Leisure	0.7%
Industrial Conglomerates	0.7
Airlines	0.6
Foods	0.6
Internet & Direct Marketing Retail	0.6
Retail	0.6
Specialty Retail	0.6
Auto Manufacturers	0.5
Commercial Services	0.5
Computers	0.5
Diversified Telecommunication Services	0.5
Electronic Equipment, Instruments & Components	0.5
Healthcare-Products	0.5
Internet	0.5
Tobacco	0.5
Building Products	0.4
Consumer Finance	0.4
Food & Staples Retailing	0.4
Household Durables	0.4
Real Estate Management & Development	0.4
Textiles, Apparel & Luxury Goods	0.4
Transportation	0.4
Auto Components	0.3
Commercial Services & Supplies	0.3
Construction Materials	0.3
Electrical Equipment	0.3
Entertainment	0.3
Household Products	0.3
Lodging	0.3
Mining	0.3
Miscellaneous Manufacturing	0.3
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.3
Agriculture	0.2
Auto Parts & Equipment	0.2
Building Materials	0.2

Communications Equipment	0.2%
Containers & Packaging	0.2
Energy Equipment & Services	0.2
Engineering & Construction	0.2
Gas	0.2
Health Care Equipment & Supplies	0.2
Multiline Retail	0.2
Oil & Gas Services	0.2
Packaging & Containers	0.2
Paper & Forest Products	0.2
Road & Rail	0.2
Apparel	0.1
Construction & Engineering	0.1
Distribution/Wholesale	0.1
Distributors	0.1
Electrical Components & Equipment	0.1
Environmental Control	0.1
Gas Utilities	0.1
Holding Companies-Diversified	0.1
Home Furnishings	0.1
Household Products/Wares	0.1
Investment Companies	0.1
Iron/Steel	0.1
Leisure Time	0.1
Life Sciences Tools & Services	0.1
Machinery-Construction & Mining	0.1
Machinery-Diversified	0.1
Metal Fabricate/Hardware	0.1
Multi-Utilities	0.1
Personal Products	0.1
Professional Services	0.1
Real Estate	0.1

101.6
Liabilities in excess of other assets	(1.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$2,314	*	Due from/to broker-variation margin swaps	$56,460	*
Credit contracts	Premiums paid for OTC swap agreements	462,119		Premiums received for OTC swap agreements	208,706
Credit contracts	Unrealized appreciation on OTC swap agreements	793,451		Unrealized depreciation on OTC swap agreements	385,787
Equity contracts	Due from/to broker-variation margin futures	108,870	*	Due from/to broker-variation margin futures	4,203,562	*
Equity contracts	Unrealized appreciation on OTC swap agreements	536,292		Unrealized depreciation on OTC swap agreements	426,977
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,424		Unrealized depreciation on OTC cross currency exchange contracts	28,214
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	6,194,948		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,529,493
Interest rate contracts	Due from/to broker-variation margin futures	703,693	*	Due from/to broker-variation margin futures	1,681,140	*

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due from/to broker — variation margin swaps	$1,625	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	19,996	—	—

Total		$8,823,107		$9,521,964

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$(97,373)	$(97,373)
Equity contracts	2,726	—	—	(8,164,597)	—	1,605,441	(6,556,430)
Foreign exchange contracts	—	(3,738)	—	(5,976)	13,297,360	—	13,287,646
Interest rate contracts	—	(28,116)	1,777	(493,720)	—	(80,445)	(600,504)

Total	$2,726	$(31,854)	$1,777	$(8,664,293)	$13,297,360	$1,427,623	$6,033,339

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Warrants(3)	Options Purchased(3)	Futures	Forward & Cross Currency Contracts(4)	Swaps	Total
Credit contracts		$—	$—	$—	$—	$(133,814)	$(133,814)
Equity contracts		(35)	—	(2,894,504)	—	109,315	(2,785,224)
Foreign exchange contracts		—	—	—	2,645,069	—	2,645,069
Interest rate contracts		—	24,938	(129,219)	—	29,787	(74,494)

Total		$(35)	$24,938	$(3,023,723)	$2,645,069	$5,288	$(348,463)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)
$19,045	$1,000	$555,497,077	$287,185,361	$79,545,288	$243,566,117

Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$3,490,567	$28,380,000	$1,963,000	$987,000	$2,559,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$80,552,347	$(80,552,347)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Australia and New Zealand Banking Group	$197,518	$(130,792)	$—	$66,726
Bank of America	636,388	(447,383)	—	189,005
Barclays Capital Group	373,198	(373,198)	—	—
BNP Paribas	451,358	(94,830)	—	356,528
Citigroup Global Markets	894,310	(277,422)	—	616,888
Credit Suisse First Boston Corp.	735,935	(14,137)	—	721,798
Deutsche Bank AG	1,050,127	(29,907)	—	1,020,220
Goldman Sachs & Co.	462,974	(462,974)	—	—
Hong Kong & Shanghai Bank	820,727	(399,393)	—	421,334
Morgan Stanley	127,358	(125,088)	—	2,270
National Australia Bank Ltd.	1,202	—	—	1,202
Royal Bank of Scotland Group PLC	129,732	(129,732)	—	—
Societe Generale	1,248,911	—	—	1,248,911
Standard Chartered PLC	373,062	(157,871)	—	215,191
State Street Bank	89,748	(89,748)	—	—
Toronto Dominion	415,682	(148,797)	—	266,885

	$8,008,230

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of OTC derivative assets and liabilities (continued):

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Australia and New Zealand Banking Group	$(130,792)	$130,792	$—	$—
Bank of America	(447,383)	447,383	—	—
Barclays Capital Group	(721,204)	373,198	—	(348,006)
BNP Paribas	(94,830)	94,830	—	—
Citigroup Global Markets	(277,422)	277,422	—	—
Credit Suisse First Boston Corp.	(14,137)	14,137	—	—
Deutsche Bank AG	(29,907)	29,907	—	—
Goldman Sachs & Co.	(633,410)	462,974	170,436	—
Hong Kong & Shanghai Bank	(399,393)	399,393	—	—
Morgan Stanley	(125,088)	125,088	—	—
National Australia Bank Ltd.	—	—	—	—
Royal Bank of Scotland Group PLC	(251,374)	129,732	—	(121,642)
Societe Generale	—	—	—	—
Standard Chartered PLC	(157,871)	157,871	—	—
State Street Bank	(147,569)	89,748	—	(57,821)
Toronto Dominion	(148,797)	148,797	—	—

	$(3,579,177)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $80,552,347:
Unaffiliated investments (cost $2,159,398,645)	$2,234,256,636
Affiliated investments (cost $321,260,718)	321,260,778
Cash	74,451
Foreign currency, at value (cost $2,200,251)	2,193,376
Deposit with broker for futures	10,687,833
Receivable for investments sold	13,678,129
Dividends and interest receivable	11,723,810
Unrealized appreciation on OTC forward foreign currency contracts	6,194,948
Tax reclaim receivable	1,822,903
Unrealized appreciation on OTC swap agreements	1,349,739
Receivable for fund share sold	904,848
Premiums paid for OTC swap agreements	462,119
Cash segregated for Counterparty—OTC	280,000
Deposit with broker for centrally cleared swaps	165,000
Receivable from affiliate	32,387
Unrealized appreciation on OTC cross currency exchange contracts	1,424
Prepaid expenses	20,227

Total Assets	2,605,108,608

LIABILITIES:
Payable to broker for collateral for securities on loan	82,556,766
Unrealized depreciation on OTC forward foreign currency contracts	2,529,493
Payable for investments purchased	2,220,947
Advisory fees payable	963,638
Due to broker-variation margin futures	858,915
Unrealized depreciation on OTC swap agreements	812,764
Accrued expenses and other liabilities	410,053
Premiums received for OTC swap agreements	208,706
Distribution fee payable	85,706
Securities sold short, at value (proceeds received $51,219)	51,246
Unrealized depreciation on OTC cross currency exchange contracts	28,214
Due to broker-variation margin swaps	1,296
Affiliated transfer agent fee payable	346
Payable for fund share repurchased	66

Total Liabilities	90,728,156

NET ASSETS	$2,514,380,452

Net assets were comprised of:
Paid-in capital	$1,813,570,727
Retained earnings	700,809,725

Net assets, December 31, 2016	$2,514,380,452

Net asset value and redemption price per share, $2,514,380,452 / 147,438,353 outstanding shares of beneficial interest	$17.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$40,013,655
Unaffiliated dividend income (net) (foreign withholding tax $1,264,923, of which $157,169 is reimbursable by an affiliate)	24,330,203
Affiliated dividend income	1,669,041
Income from securities lending, net (including affiliated income of $502,333)	625,895

66,638,794

EXPENSES
Advisory fees	20,765,927
Distribution fee	6,420,850
Custodian and accounting fees	1,447,000
Dividends on securities sold short	1,009,986
Audit fee	72,000
Trustees’ fees	34,000
Insurance expenses	34,000
Shareholders’ reports	28,000
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	1,339
Miscellaneous	35,621

Total expenses	29,877,723
Less: advisory fee waivers and/or expense reimbursement	(282,517)

Net expenses	29,595,206

NET INVESTMENT INCOME (LOSS)	37,043,588

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $18,550)	32,114,376
Futures transactions	(8,664,293)
Options written transactions	1,777
Short sales transactions	(3,248,690)
Swap agreements transactions	1,427,623
Foreign currency transactions	13,210,387

34,841,180

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $60)	16,924,862
Futures	(3,023,723)
Short sales	(584,178)
Swap agreements	5,288
Foreign currencies	2,566,690

15,888,939

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	50,730,119

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,773,707

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$37,043,588	$33,990,936
Net realized gain (loss) on investment and foreign currency transactions	34,841,180	101,819,167
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,888,939	(139,726,609)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,773,707	(3,916,506)

FUND SHARE TRANSACTIONS:
Fund share sold [18,342,789 and 3,549,877 shares, respectively]	300,393,237	58,887,565
Fund share repurchased [33,306,963 and 22,168,238 shares, respectively]	(541,144,608)	(366,597,786)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(240,751,371)	(307,710,221)

CAPITAL CONTRIBUTIONS (NOTE 4)	566,652	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(152,411,012)	(311,626,727)
NET ASSETS:
Beginning of year	2,666,791,464	2,978,418,191

End of year	$2,514,380,452	$2,666,791,464

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 87.5%
AFFILIATED MUTUAL FUNDS — 15.1%	Shares	Value (Note 2)
AST Western Asset Core Plus Bond Portfolio*	1,943,488	$23,419,032
AST Western Asset Emerging Markets Debt Portfolio*	446,692	4,658,999

TOTAL AFFILIATED MUTUAL FUNDS (cost $27,363,749)(w)		28,078,031

COMMON STOCKS — 70.3%
Aerospace & Defense — 1.4%
Boeing Co. (The)	5,013	780,424
Curtiss-Wright Corp.	132	12,984
Engility Holdings, Inc.*	390	13,143
L3 Technologies, Inc.	1,719	261,477
Lockheed Martin Corp.	2,049	512,127
Northrop Grumman Corp.	1,263	293,749
Raytheon Co.	2,468	350,456
Spirit AeroSystems Holdings, Inc. (Class A Stock)	614	35,827
United Technologies Corp.	3,281	359,663

		2,619,850

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.(a)	4,105	300,732
Expeditors International of Washington, Inc.	6,745	357,215

		657,947

Airlines — 0.4%
Delta Air Lines, Inc.(a)	5,202	255,886
Deutsche Lufthansa AG (Germany)	26,513	341,773
United Continental Holdings, Inc.*	1,114	81,188

		678,847

Auto Components — 0.3%
Adient PLC*	722	42,309
BorgWarner, Inc.	791	31,197
Cheng Shin Rubber Industry Co. Ltd. (Taiwan)	19,000	35,665
Cooper Tire & Rubber Co.	1,802	70,008
Halla Holdings Corp. (South Korea)*	583	29,247
Hyundai Mobis Co. Ltd. (South Korea)*	158	34,495
Kenda Rubber Industrial Co. Ltd. (Taiwan)	25,500	38,414
Lear Corp.	731	96,762
Nexen Tire Corp. (South Korea)*	6,609	71,142
Tupy SA (Brazil)	13,600	50,185

		499,424

Automobiles — 0.2%
Astra International Tbk PT (Indonesia)	50,800	31,063
Ford Motor Co.	19,693	238,876
Harley-Davidson, Inc.	1,866	108,862
Kia Motors Corp. (South Korea)*	758	24,602

		403,403

Banks — 5.5%
Agricultural Bank of China Ltd. (China) (Class H Stock)	213,000	86,929
Aozora Bank Ltd. (Japan)	113,000	399,259
Banco do Brasil SA (Brazil)	2,400	20,713
Bangkok Bank PCL (Thailand), NVDR	14,800	65,711

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
Bank Central Asia Tbk PT (Indonesia)	25,700	$29,486
Bank Hapoalim BM (Israel)	52,753	313,116
Bank Negara Indonesia Persero Tbk PT (Indonesia)	58,000	23,679
Bank of China Ltd. (China) (Class H Stock)	396,000	174,607
Bank of Communications Co. Ltd. (China) (Class H Stock)	90,000	64,728
Bank of Marin Bancorp	2,165	151,009
Bank Pekao SA (Poland)	487	14,623
Barclays Africa Group Ltd. (South Africa)	2,067	25,371
Bendigo & Adelaide Bank Ltd. (Australia)	21,529	196,943
Berkshire Hills Bancorp, Inc.	5,518	203,338
BOC Hong Kong Holdings Ltd. (Hong Kong)	111,000	395,333
Brookline Bancorp, Inc.	6,088	99,843
Canadian Imperial Bank of Commerce (Canada)	5,000	407,999
Central Pacific Financial Corp.	4,329	136,017
China Construction Bank Corp. (China) (Class H Stock)	775,924	594,226
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	374,413	398,399
City Holding Co.	3,061	206,924
Commonwealth Bank of Australia (Australia)	2,973	176,372
Community Trust Bancorp, Inc.	4,129	204,798
Danske Bank A/S (Denmark)	13,664	413,387
Fifth Third Bancorp	4,945	133,367
First Community Bancshares, Inc.	4,888	147,324
First Financial Corp.	2,170	114,575
First Financial Holding Co. Ltd. (Taiwan)	65,581	34,916
Gunma Bank Ltd. (The) (Japan)	75,700	413,679
Heritage Financial Corp.	8,297	213,648
Hong Leong Bank Bhd (Malaysia)	24,500	73,560
HSBC Holdings PLC (United Kingdom)	46,463	374,894
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	123,192	61,940
Independent Bank Corp.	8,304	180,197
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	203,000	121,035
Investors Bancorp, Inc.	11,773	164,233
JPMorgan Chase & Co.	6,232	537,759
Mega Financial Holding Co. Ltd. (Taiwan)	72,000	51,203
National Bank of Canada (Canada)(a)	10,600	430,505
Opus Bank	7,746	232,767
Oversea-Chinese Banking Corp. Ltd. (Singapore)	47,800	293,571
Pacific Continental Corp.	4,631	101,187
Peoples Bancorp, Inc.	5,849	189,859
People’s United Financial, Inc.	15,268	295,588
Public Bank Bhd (Malaysia)	16,500	72,497
Regions Financial Corp.	5,481	78,707
Sierra Bancorp	5,552	147,628
Swedbank AB (Sweden) (Class A Stock)	17,435	420,087
Synovus Financial Corp.	1,188	48,803
Thanachart Capital PCL (Thailand), NVDR	62,000	76,063
Toronto-Dominion Bank (The) (Canada)	8,500	419,223
Union Bankshares Corp.	1,406	50,250

		10,281,875

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 0.9%
Ambev SA (Brazil)	3,200	$16,124
Brown-Forman Corp. (Class B Stock)	1,616	72,591
Coca-Cola Amatil Ltd. (Australia)	26,921	196,334
Coca-Cola Co. (The)	8,471	351,208
Dr. Pepper Snapple Group, Inc.	3,426	310,635
Hite Jinro Co. Ltd. (South Korea)*	2,341	40,872
PepsiCo, Inc.	2,885	301,858
Suntory Beverage & Food Ltd. (Japan)	8,200	339,657

		1,629,279

Biotechnology — 1.5%
Aduro Biotech, Inc.*	218	2,485
Agios Pharmaceuticals, Inc.*	434	18,111
Alkermes PLC*	891	49,522
Amgen, Inc.	4,467	653,120
Biogen, Inc.*	3,112	882,501
Gilead Sciences, Inc.	12,695	909,090
ImmunoGen, Inc.*	2,633	5,371
Ionis Pharmaceuticals, Inc.*(a)	3,021	144,494
PDL BioPharma, Inc.	6,075	12,879
ProQR Therapeutics NV (Netherlands)*	1,902	9,320
Spark Therapeutics, Inc.*	393	19,611
Vertex Pharmaceuticals, Inc.*	2,235	164,652

		2,871,156

Building Products — 0.2%
Dynasty Ceramic PCL (Thailand), NVDR	338,800	41,976
Johnson Controls International PLC	7,707	317,451
Owens Corning	828	42,692

		402,119

Capital Markets — 0.4%
Ameriprise Financial, Inc.	1,866	207,014
CI Financial Corp. (Canada)	10,100	217,173
Cohen & Steers, Inc.	1,240	41,664
Coronation Fund Managers Ltd. (South Africa)	3,620	18,516
E*TRADE Financial Corp.*	1,786	61,885
Invesco Ltd.	131	3,975
LPL Financial Holdings, Inc.	396	13,943
S&P Global, Inc.	1,150	123,671

		687,841

Chemicals — 1.2%
Agrium, Inc. (Canada)	4,000	402,071
Albemarle Corp.	817	70,327
Givaudan SA (Switzerland)	184	336,752
Huntsman Corp.	1,133	21,618
Innophos Holdings, Inc.	3,439	179,722
LyondellBasell Industries NV (Class A Stock)	7,832	671,829
PhosAgro PJSC (Russia), GDR, RegS	3,496	53,314
Potash Corp. of Saskatchewan, Inc. (Canada)	21,700	392,577
Sasol Ltd. (South Africa)	871	24,997

		2,153,207

Commercial Services & Supplies — 0.9%
ABM Industries, Inc.	3,577	146,085
Copart, Inc.*	103	5,707

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Covanta Holding Corp.	7,576	$118,186
Ennis, Inc.	7,879	136,701
Knoll, Inc.	7,240	202,213
McGrath RentCorp.	5,214	204,337
Republic Services, Inc.	5,740	327,467
Waste Connections, Inc. (Canada)	3,621	284,574
Waste Management, Inc.	4,913	348,381

		1,773,651

Communications Equipment — 0.8%
ARRIS International PLC*	1,346	40,556
Cisco Systems, Inc.	19,746	596,724
Comtech Telecommunications Corp.	2,088	24,743
Motorola Solutions, Inc.	4,026	333,715
Sercomm Corp. (Taiwan)	33,000	78,560
VTech Holdings Ltd. (Hong Kong)	29,700	396,505

		1,470,803

Construction & Engineering — 0.4%
Fluor Corp.	2,994	157,245
Skanska AB (Sweden) (Class B Stock)	17,815	419,443
Wilson Bayly Holmes-Ovcon Ltd. (South Africa)	7,436	83,376

		660,064

Construction Materials — 0.2%
Asia Cement Corp. (Taiwan)	29,000	23,589
Fletcher Building Ltd. (New Zealand)	55,583	408,410
Taiwan Cement Corp. (Taiwan)	23,000	24,997

		456,996

Consumer Finance — 0.5%
American Express Co.	7,570	560,786
Discover Financial Services	4,144	298,741
Navient Corp.	3,935	64,652
Nelnet, Inc. (Class A Stock)	806	40,905

		965,084

Containers & Packaging — 0.2%
Avery Dennison Corp.	607	42,624
Graphic Packaging Holding Co.	3,484	43,480
International Paper Co.	3,022	160,347
Packaging Corp. of America	755	64,039
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	48,000	78,413

		388,903

Diversified Consumer Services — 0.3%
Ascent Capital Group, Inc. (Class A Stock)*	1,000	16,260
Benesse Holdings, Inc. (Japan)	12,900	354,427
Capella Education Co.	1,372	120,462

		491,149

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	11,702	497,686
ATN International, Inc.	289	23,158
BCE, Inc. (Canada)	10,247	442,880
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	224,246	425,355
CenturyLink, Inc.(a)	9,450	224,721

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (continued)
Chunghwa Telecom Co. Ltd. (Taiwan)	16,000	$50,241
Elisa OYJ (Finland)	6,032	195,808
HKT Trust & HKT Ltd. (Hong Kong)	256,000	313,562
Jasmine International PCL (Thailand), NVDR	192,400	42,382
KT Corp. (South Korea)*	1,600	38,929
KT Corp. (South Korea), ADR	2,235	31,491
LG Uplus Corp. (South Korea)*	6,584	62,402
Nippon Telegraph & Telephone Corp. (Japan)	10,100	425,161
PCCW Ltd. (Hong Kong)	597,000	322,728
Proximus SADP (Belgium)	7,243	208,214
Singapore Telecommunications Ltd. (Singapore)	66,000	165,557
Swisscom AG (Switzerland)	487	217,686
TDC A/S (Denmark)*	51,654	264,798
Telefonica Deutschland Holding AG (Germany)	78,485	335,478
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	240,500	70,753
Telstra Corp. Ltd. (Australia)	80,533	295,934
Thaicom PCL (Thailand), NVDR	59,800	32,341
Verizon Communications, Inc.	5,964	318,358

		5,005,623

Electric Utilities — 2.8%
ALLETE, Inc.	2,473	158,742
American Electric Power Co., Inc.	4,335	272,932
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	20,000	158,848
Chugoku Electric Power Co., Inc. (The) (Japan)	11,300	132,262
CLP Holdings Ltd. (Hong Kong)	40,000	366,835
Duke Energy Corp.	4,782	371,179
Edison International	5,015	361,030
El Paso Electric Co.	3,995	185,768
Entergy Corp.	3,498	256,998
Eversource Energy	5,424	299,568
Hokuriku Electric Power Co. (Japan)	13,400	149,879
IDACORP, Inc.	1,883	151,676
Korea Electric Power Corp. (South Korea)*	1,303	47,531
NextEra Energy, Inc.	2,318	276,908
PNM Resources, Inc.	1,247	42,772
Portland General Electric Co.	3,402	147,409
Red Electrica Corp. SA (Spain)	23,934	450,922
Southern Co. (The)	5,665	278,661
Spark Infrastructure Group (Australia)	130,500	223,853
SSE PLC (United Kingdom)	18,001	343,714
Tenaga Nasional Bhd (Malaysia)	8,300	25,698
Terna Rete Elettrica Nazionale SpA (Italy)	63,863	292,068
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	4,000	25,489
Xcel Energy, Inc.	6,398	260,399

		5,281,141

Electrical Equipment — 0.3%
Eaton Corp. PLC	2,172	145,719
Emerson Electric Co.	5,571	310,583
Powell Industries, Inc.	3,105	121,095

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Rockwell Automation, Inc.	316	$42,470

		619,867

Electronic Equipment, Instruments & Components — 0.9%
AAC Technologies Holdings, Inc. (China)	5,500	49,785
AVX Corp.	9,779	152,846
CDW Corp.	996	51,882
Corning, Inc.	7,899	191,709
Delta Electronics Thailand PCL (Thailand), NVDR	18,100	41,118
Dolby Laboratories, Inc. (Class A Stock)	773	34,932
Fitbit, Inc. (Class A Stock)*	288	2,108
Hon Hai Precision Industry Co. Ltd. (Taiwan)	45,205	117,582
Methode Electronics, Inc.	2,621	108,378
Nippon Electric Glass Co. Ltd. (Japan)	41,000	221,214
Synnex Technology International Corp. (Taiwan)	27,300	27,433
TE Connectivity Ltd. (Switzerland)	6,672	462,236
Tripod Technology Corp. (Taiwan)	34,000	76,778
Yageo Corp. (Taiwan)*	34,414	62,502

		1,600,503

Energy Equipment & Services — 0.3%
Core Laboratories NV(a)	3,093	371,284
National Oilwell Varco, Inc.(a)	2,663	99,703
Weatherford International PLC*(a)	23,609	117,809

		588,796

Equity Real Estate Investment Trusts (REITs) — 1.5%
Digital Realty Trust, Inc.(a)	2,991	293,896
DuPont Fabros Technology, Inc.	2,563	112,593
Equity LifeStyle Properties, Inc.	3,642	262,588
Franklin Street Properties Corp.	5,458	70,736
Gramercy Property Trust	3,709	34,049
HCP, Inc.	7,584	225,396
KLCCP Stapled Group (Malaysia)	27,500	50,865
Link REIT (Hong Kong)	41,000	265,806
LTC Properties, Inc.	1,597	75,027
Omega Healthcare Investors, Inc.(a)	6,443	201,408
Ryman Hospitality Properties, Inc.	1,155	72,777
Select Income REIT	7,592	191,318
Silver Bay Realty Trust Corp.	1,982	33,971
Tanger Factory Outlet Centers, Inc.	8,464	302,842
Ventas, Inc.	4,151	259,521
Welltower, Inc.	4,053	271,267
Yuexiu Real Estate Investment Trust (Hong Kong)	62,000	32,664

		2,756,724

Food & Staples Retailing — 3.0%
Aeon Co. Ltd. (Japan)	13,500	190,804
Casey’s General Stores, Inc.	1,190	141,467
Colruyt SA (Belgium)	5,252	259,581
CVS Health Corp.	4,496	354,779
Empire Co. Ltd. (Canada) (Class A Stock)	20,676	242,079
Eurocash SA (Poland)	2,963	27,842
FamilyMart UNY Holdings Co. Ltd. (Japan)	5,800	385,932
George Weston Ltd. (Canada)	2,600	219,964
GS Retail Co. Ltd. (South Korea)*	744	29,307

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
ICA Gruppen AB (Sweden)	9,912	$301,700
Koninklijke Ahold Delhaize NV (Netherlands)	17,879	376,587
Lawson, Inc. (Japan)	4,900	343,940
Metro, Inc. (Canada)	10,300	308,083
SpartanNash Co.	2,735	108,142
Sun Art Retail Group Ltd. (Hong Kong)	31,500	27,601
Sysco Corp.	5,652	312,951
Wal-Mart de Mexico SAB de CV (Mexico)	204,800	366,532
Wal-Mart Stores, Inc.	12,523	865,589
Whole Foods Market, Inc.(a)	2,658	81,760
WM Morrison Supermarkets PLC (United Kingdom)	147,913	420,117
Woolworths Ltd. (Australia)	8,673	150,543

		5,515,300

Food Products — 2.5%
Archer-Daniels-Midland Co.	5,904	269,518
B&G Foods, Inc.	3,532	154,702
Bunge Ltd.	3,669	265,049
Calavo Growers, Inc.	872	53,541
Cal-Maine Foods, Inc.	2,724	120,333
Conagra Brands, Inc.	6,579	260,199
Dean Foods Co.	8,811	191,904
Fresh Del Monte Produce, Inc.	2,395	145,209
General Mills, Inc.	4,321	266,908
GFPT PCL (Thailand), NVDR	168,700	69,118
Gruma SAB de CV (Mexico) (Class B Stock)	5,605	71,220
Grupo Lala SAB de CV (Mexico)	19,200	27,925
Hershey Co. (The)	2,643	273,365
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	92,800	58,904
Indofood Sukses Makmur Tbk PT (Indonesia)	71,400	41,818
J&J Snack Foods Corp.	303	40,429
Kellogg Co.	5,034	371,056
Lancaster Colony Corp.	1,057	149,449
McCormick & Co., Inc.	3,082	287,643
Nestle SA (Switzerland)	5,043	361,268
NongShim Co. Ltd. (South Korea)*	145	39,909
Pilgrim’s Pride Corp.(a)	2,047	38,873
Pinnacle Foods, Inc.	5,569	297,663
Sanderson Farms, Inc.	1,435	135,234
Tate & Lyle PLC (United Kingdom)	37,192	323,671
Thai Union Group PCL (Thailand), NVDR	117,000	68,515
Thai Vegetable Oil PCL (Thailand), NVDR	52,000	58,737
Tyson Foods, Inc. (Class A Stock)	2,581	159,196
Uni-President China Holdings Ltd. (China)	48,000	33,777
Uni-President Enterprises Corp. (Taiwan)	19,720	32,516

		4,667,649

Gas Utilities — 0.9%
China Resources Gas Group Ltd. (China)	12,000	33,618
Enagas SA (Spain)	13,008	329,666
Northwest Natural Gas Co.	3,104	185,619
ONE Gas, Inc.	1,801	115,192
Osaka Gas Co. Ltd. (Japan)	99,000	379,869
Petronas Gas Bhd (Malaysia)	4,900	23,220
Southwest Gas Corp.	1,969	150,865

COMMON STOCKS (continued)	Shares	Value (Note 2)
Gas Utilities (continued)
Spire, Inc.	602	$38,859
Tokyo Gas Co. Ltd. (Japan)	84,000	379,188

		1,636,096

Health Care Equipment & Supplies — 0.7%
Abaxis, Inc.	675	35,620
Baxter International, Inc.	9,275	411,253
Becton, Dickinson and Co.	1,642	271,833
Kossan Rubber Industries (Malaysia)	36,100	52,976
LeMaitre Vascular, Inc.	6,066	153,712
Medtronic PLC	2,432	173,231
ResMed, Inc.(a)	1,882	116,778
St. Shine Optical Co. Ltd. (Taiwan)	3,000	57,268
Top Glove Corp. Bhd (Malaysia)	43,500	51,851
Wright Medical Group NV*	88	2,022

		1,326,544

Health Care Providers & Services — 2.1%
AmerisourceBergen Corp.	4,591	358,970
Anthem, Inc.	2,082	299,329
Cardinal Health, Inc.	4,822	347,039
Chemed Corp.	1,062	170,355
DaVita, Inc.*	890	57,138
Express Scripts Holding Co.*	5,617	386,393
Fleury SA (Brazil)	6,700	73,388
HealthSouth Corp.	3,632	149,784
Life Healthcare Group Holdings Ltd. (South Africa)	9,006	21,325
Miraca Holdings, Inc. (Japan)	8,400	375,698
Molina Healthcare, Inc.*	1,616	87,684
Owens & Minor, Inc.	5,060	178,567
Quest Diagnostics, Inc.	4,310	396,089
Sinopharm Group Co. Ltd. (China) (Class H Stock)	8,000	32,787
UnitedHealth Group, Inc.	5,907	945,356
US Physical Therapy, Inc.	1,329	93,296

		3,973,198

Health Care Technology
Computer Programs & Systems, Inc.(a)	3,105	73,277

Hotels, Restaurants & Leisure — 1.8%
Berjaya Sports Toto Bhd (Malaysia)	40,670	26,828
Bloomin’ Brands, Inc.	8,815	158,934
Bob Evans Farms, Inc.	3,022	160,801
Brinker International, Inc.(a)	6,869	340,222
Carnival Corp.	3,118	162,323
Cheesecake Factory, Inc. (The)	2,612	156,407
Churchill Downs, Inc.	932	140,219
Cracker Barrel Old Country Store, Inc.(a)	695	116,051
Darden Restaurants, Inc.	3,743	272,191
DineEquity, Inc.	1,779	136,983
Dunkin’ Brands Group, Inc.	4,828	253,180
Jack in the Box, Inc.	739	82,502
Kangwon Land, Inc. (South Korea)*	940	27,815
Marriott Vacations Worldwide Corp.	731	62,025
McDonald’s Corp.	2,877	350,188
MK Restaurants Group PCL (Thailand), NVDR	21,100	34,456
Papa John’s International, Inc.	1,789	153,103

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Ruth’s Hospitality Group, Inc.	9,140	$167,262
SeaWorld Entertainment, Inc.	12,400	234,732
Texas Roadhouse, Inc.	1,662	80,175
Vail Resorts, Inc.	851	137,275
Wendy’s Co. (The)	636	8,599
Wyndham Worldwide Corp.	1,122	85,687

		3,347,958

Household Durables — 0.1%
Arcelik A/S (Turkey)	10,913	65,544
Garmin Ltd.	701	33,991
Leggett & Platt, Inc.	807	39,446
Steinhoff International Holdings NV (South Africa)	5,437	28,182
Whirlpool Corp.(a)	345	62,711

		229,874

Household Products — 1.1%
Church & Dwight Co., Inc.	8,262	365,098
Clorox Co. (The)	2,294	275,326
Colgate-Palmolive Co.	4,018	262,938
Energizer Holdings, Inc.	1,795	80,075
Kimberly-Clark Corp.	2,191	250,037
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)	192,100	345,934
Procter & Gamble Co. (The)	3,227	271,326
Reckitt Benckiser Group PLC (United Kingdom)	2,766	234,304

		2,085,038

Independent Power & Renewable Electricity Producers — 0.2%
China Resources Power Holdings Co. Ltd. (China)	20,000	31,634
Engie Brasil Energia SA (Brazil)	16,300	175,286
Glow Energy PCL (Thailand), NVDR	35,300	77,760
Huaneng Power International, Inc. (China) (Class H Stock)	26,000	17,162
NRG Yield, Inc. (Class A Stock)	2,405	36,941
Ratchaburi Electricity Generating Holding PCL (Thailand), NVDR	34,200	47,700

		386,483

Industrial Conglomerates — 1.1%
3M Co.	4,427	790,529
Alfa SAB de CV (Mexico) (Class A Stock)	27,086	33,528
Enka Insaat ve Sanayi A/S (Turkey)	23,845	36,321
General Electric Co.	10,089	318,812
Jardine Matheson Holdings Ltd. (Hong Kong)	6,639	366,805
Jardine Strategic Holdings Ltd. (Hong Kong)	9,500	315,400
LG Corp. (South Korea)*	557	27,654
Siemens AG (Germany)	2,039	249,656

		2,138,705

Insurance — 5.4%
Admiral Group PLC (United Kingdom)	12,241	275,290
Aflac, Inc.	5,081	353,638
Ageas (Belgium)	5,686	224,750
Allied World Assurance Co. Holdings AG	7,663	411,579
Allstate Corp. (The)	4,786	354,738

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
American Financial Group, Inc.	3,368	$296,788
AMERISAFE, Inc.	1,422	88,662
AmTrust Financial Services, Inc.	14,468	396,134
Aon PLC	952	106,177
Argo Group International Holdings Ltd.	2,322	153,020
Aspen Insurance Holdings Ltd. (Bermuda)	4,983	274,065
Assurant, Inc.	560	52,002
Assured Guaranty Ltd.	578	21,831
AXA SA (France)	17,273	435,433
Axis Capital Holdings Ltd.	5,610	366,165
Direct Line Insurance Group PLC (United Kingdom)	92,010	418,754
Dongbu Insurance Co. Ltd. (South Korea)*	693	35,878
Endurance Specialty Holdings Ltd.	461	42,596
Erie Indemnity Co. (Class A Stock)	1,300	146,185
Everest Re Group Ltd.	1,553	336,069
FBL Financial Group, Inc. (Class A Stock)	1,454	113,630
Fidelity & Guaranty Life(a)	6,377	151,135
First American Financial Corp.	4,514	165,348
Hannover Rueck SE (Germany)	3,539	382,310
Hanwha Life Insurance Co. Ltd. (South Korea)*	12,576	67,942
Horace Mann Educators Corp.	4,395	188,105
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)*	1,341	34,906
Infinity Property & Casualty Corp.	495	43,511
KB Insurance Co. Ltd. (South Korea)*	1,457	31,517
Maiden Holdings Ltd.	4,920	85,853
Mercury General Corp.	3,896	234,578
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Germany)	2,205	416,477
Primerica, Inc.	203	14,037
ProAssurance Corp.	167	9,385
RenaissanceRe Holdings Ltd. (Bermuda)	2,674	364,252
Safety Insurance Group, Inc.	2,348	173,048
Samsung Life Insurance Co. Ltd. (South Korea)*	302	28,109
Swiss Re AG (Switzerland)	4,491	424,907
Talanx AG (Germany)	12,617	421,396
Travelers Cos., Inc. (The)	5,830	713,710
Tryg A/S (Denmark)	19,281	348,186
United Fire Group, Inc.	2,015	99,078
Unum Group	2,008	88,211
Validus Holdings Ltd.	5,926	325,989
Zurich Insurance Group AG (Switzerland)	1,372	377,053

		10,092,427

Internet & Direct Marketing Retail — 0.2%
CJ O Shopping Co. Ltd. (South Korea)*	326	43,839
GS Home Shopping, Inc. (South Korea)*	547	77,751
HSN, Inc.	694	23,804
Liberty Interactive Corp. QVC Group (Class A Stock)*	4,194	83,796
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	937	14,102
Liberty Ventures (Class A Stock)*	558	20,573
PetMed Express, Inc.(a)	3,779	87,182

		351,047

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services — 0.4%
Facebook, Inc. (Class A Stock)*	2,789	$320,874
j2 Global, Inc.	933	76,319
Twitter, Inc.*	15,828	257,996

		655,189

IT Services — 1.4%
Amdocs Ltd.	6,174	359,636
Booz Allen Hamilton Holding Corp.	4,691	169,204
Computer Sciences Corp.	4,917	292,168
Convergys Corp.	6,884	169,071
CSG Systems International, Inc.	4,152	200,957
EVERTEC, Inc. (Puerto Rico)	6,602	117,186
Forrester Research, Inc.	2,858	122,751
Hackett Group, Inc. (The)	6,748	119,170
Infosys Ltd. (India), ADR	10,204	151,325
International Business Machines Corp.	2,201	365,345
Science Applications International Corp.	1,090	92,432
Teradata Corp.*	540	14,672
Western Union Co. (The)	3,942	85,620
Wipro Ltd. (India), ADR	4,977	48,177
Xerox Corp.	30,639	267,478

		2,575,192

Leisure Products — 0.2%
Mattel, Inc.	9,190	253,185
Sturm Ruger & Co., Inc.(a)	1,604	84,531

		337,716

Life Sciences Tools & Services — 0.1%
PRA Health Sciences, Inc.*	2,948	162,494

Machinery — 1.0%
Briggs & Stratton Corp.	7,407	164,880
Cummins, Inc.	1,046	142,957
Deere & Co.(a)	4,689	483,154
Douglas Dynamics, Inc.	1,670	56,196
Global Brass & Copper Holdings, Inc.	5,145	176,474
Graco, Inc.	86	7,146
Lincoln Electric Holdings, Inc.	296	22,694
MAN SE (Germany)	4,083	405,265
Nordson Corp.	251	28,125
Oshkosh Corp.	473	30,561
Parker-Hannifin Corp.	202	28,280
Pentair PLC (United Kingdom)	975	54,668
Supreme Industries, Inc. (Class A Stock)	14,147	222,108
Turk Traktor ve Ziraat Makineleri A/S (Turkey)	1,920	40,800
Wabtec Corp.	580	48,152

		1,911,460

Marine
Matson, Inc.	1,144	40,486

Media — 2.6%
AMC Networks, Inc. (Class A Stock)*	3,872	202,660
CBS Corp. (Class B Stock)	4,459	283,681
Comcast Corp. (Class A Stock)	12,572	868,097
Discovery Communications, Inc. (Class A Stock)*(a)	7,611	208,618
Discovery Communications, Inc. (Class C Stock)*	5,110	136,846

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Gannett Co., Inc.	11,583	$112,471
KT Skylife Co. Ltd. (South Korea)*	1,767	25,266
Liberty Braves Group (Class A Stock)*	133	2,725
Liberty Braves Group (Class C Stock)*	274	5,642
Liberty Broadband Corp. (Class A Stock)*	643	46,592
Liberty Broadband Corp. (Class C Stock)*	1,257	93,107
Liberty Global PLC (United Kingdom) (Class A Stock)*	1,233	37,717
Liberty Global PLC (United Kingdom) (Class C Stock)*	2,263	67,211
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	299	6,566
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	390	8,256
Liberty Media Corp. (Class A Stock)*	402	12,603
Liberty Media Corp. (Class C Stock)*	755	23,654
Liberty Media Corp-SiriusXM (Class A Stock)*	1,766	60,962
Liberty Media Corp-SiriusXM (Class C Stock)*	3,120	105,830
Lions Gate Entertainment Corp. (Class B Stock)*	645	15,828
Madison Square Garden Co. (The) (Class A Stock)*	890	152,644
Meredith Corp.	1,160	68,613
MSG Networks, Inc. (Class A Stock)*	2,599	55,879
Multiplus SA (Brazil)	5,200	54,002
National CineMedia, Inc.	2,547	37,517
New Media Investment Group, Inc.	2,287	36,569
Omnicom Group, Inc.	1,099	93,536
Regal Entertainment Group (Class A Stock)(a)	10,617	218,710
RTL Group SA (Luxembourg)	4,506	327,955
Scripps Networks Interactive, Inc. (Class A Stock)	3,785	270,135
SES SA (Luxembourg)	19,042	418,979
Sky PLC (United Kingdom)	19,138	233,311
Time Warner, Inc.	4,700	453,691
Viacom, Inc. (Class B Stock)	399	14,005
World Wrestling Entertainment, Inc. (Class A Stock)	684	12,586

		4,772,464

Metals & Mining — 0.7%
AngloGold Ashanti Ltd. (South Africa)*	2,996	31,829
China Steel Corp. (Taiwan)	50,000	38,007
Compass Minerals International, Inc.(a)	2,842	222,671
DRDGOLD Ltd. (South Africa)	106,964	56,552
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	15,623	22,730
Freeport-McMoRan, Inc.*	11,920	157,225
Gold Fields Ltd. (South Africa)	7,578	22,918
Kaiser Aluminum Corp.	639	49,644
Nucor Corp.	2,371	141,122
POSCO (South Korea)	287	60,934
Royal Gold, Inc.	3,525	223,309
Schnitzer Steel Industries, Inc. (Class A Stock)	4,209	108,171

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Severstal PJSC (Russia), GDR, RegS	5,720	$86,944

		1,222,056

Mortgage Real Estate Investment Trusts (REITs) — 0.6%
AGNC Investment Corp.	13,644	247,366
Anworth Mortgage Asset Corp.	31,738	164,085
Apollo Commercial Real Estate Finance, Inc.	3,443	57,223
Capstead Mortgage Corp.	2,792	28,450
Chimera Investment Corp.	13,132	223,507
CYS Investments, Inc.	3,805	29,413
Dynex Capital, Inc.	7,403	50,488
PennyMac Mortgage Investment Trust	8,832	144,580
Starwood Property Trust, Inc.	9,122	200,228

		1,145,340

Multiline Retail — 0.9%
Big Lots, Inc.	3,134	157,358
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	2,133	221,251
Dollar General Corp.	1,220	90,365
Kohl’s Corp.(a)	4,851	239,542
Macy’s, Inc.	6,600	236,346
Matahari Department Store Tbk PT (Indonesia)	47,900	53,617
Nordstrom, Inc.(a)	1,466	70,265
Target Corp.(a)	9,042	653,104

		1,721,848

Multi-Utilities — 1.3%
Avista Corp.	2,338	93,497
Canadian Utilities Ltd. (Canada) (Class A Stock)	11,500	309,973
Centrica PLC (United Kingdom)	124,661	359,031
Consolidated Edison, Inc.	4,906	361,474
Engie SA (France)	13,123	167,043
National Grid PLC (United Kingdom)	38,052	444,593
NorthWestern Corp.	603	34,293
Public Service Enterprise Group, Inc.	6,803	298,516
Unitil Corp.	1,582	71,728
WEC Energy Group, Inc.	6,299	369,436

		2,509,584

Oil & Gas Equipment & Services — 0.1%
Frank’s International NV(a)	14,987	184,489

Oil, Gas & Consumable Fuels — 2.6%
Alliance Resource Partners LP, MLP	4,865	109,219
Anadarko Petroleum Corp.	11,153	777,699
Bangchak Petroleum PCL (The) (Thailand), NVDR	58,600	54,694
China Petroleum & Chemical Corp. (China) (Class H Stock)	750,000	528,201
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	13,776	25,750
CVR Refining LP, MLP	11,976	124,550
DCP Midstream Partners LP, MLP	4,949	189,943
Exxon Mobil Corp.	3,170	286,124
HollyFrontier Corp.	4,671	153,023
JX Holdings, Inc. (Japan)	98,300	415,359

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Keyera Corp. (Canada)	6,671	$201,027
Kunlun Energy Co. Ltd. (China)	32,000	23,841
Newfield Exploration Co.*	6,764	273,942
ONEOK Partners LP, MLP	5,125	220,426
Pembina Pipeline Corp. (Canada)	6,700	209,386
PetroChina Co. Ltd. (China) (Class H Stock)	26,000	19,310
Polski Koncern Naftowy ORLEN SA (Poland)	3,140	63,949
Polskie Gornictwo Naftowe i Gazownictwo SA (Poland)	18,154	24,394
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	12,137	348,721
Semirara Mining & Power Corp. (Philippines)	23,660	61,837
Star Petroleum Refining PCL (Thailand), NVDR	236,200	81,638
TC PipeLines LP, MLP	3,468	204,057
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	4,290	85,965
Valero Energy Corp.	4,143	283,050
Williams Partners LP, MLP	4,346	165,278

		4,931,383

Paper & Forest Products — 0.1%
Schweitzer-Mauduit International, Inc.	3,432	156,259

Personal Products — 0.2%
Chlitina Holding Ltd. (China)	12,000	55,829
Hengan International Group Co. Ltd. (China)	4,000	29,297
Unilever PLC (United Kingdom)	6,198	250,648

		335,774

Pharmaceuticals — 2.5%
Allergan PLC*	3,497	734,406
AstraZeneca PLC (United Kingdom)	3,127	170,759
China Shineway Pharmaceutical Group Ltd. (China)	21,000	23,764
Consun Pharmaceutical Group Ltd. (China)	125,000	62,058
Formosa Laboratories, Inc. (Taiwan)	25,000	77,425
GlaxoSmithKline PLC (United Kingdom)	9,166	176,066
Johnson & Johnson	2,651	305,422
Mallinckrodt PLC*	926	46,133
Merck & Co., Inc.	5,021	295,586
Mitsubishi Tanabe Pharma Corp. (Japan)	19,100	373,976
Novartis AG (Switzerland)	2,372	172,500
Otsuka Holdings Co. Ltd. (Japan)	8,600	374,620
Pfizer, Inc.	9,329	303,006
Roche Holding AG (Switzerland)	1,542	351,503
Sanofi (France)	4,784	386,860
Shionogi & Co. Ltd. (Japan)	4,000	191,172
Teva Pharmaceutical Industries Ltd. (Israel), ADR	10,638	385,628
Tsumura & Co. (Japan)	8,600	236,703
Valeant Pharmaceuticals International, Inc.*	1,919	27,864

		4,695,451

Professional Services — 0.1%
Insperity, Inc.	2,101	149,066

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Professional Services (continued)
ManpowerGroup, Inc.	603	$53,589

		202,655

Real Estate Management & Development — 0.6%
China Overseas Land & Investment Ltd. (China)	21,491	56,546
Daito Trust Construction Co. Ltd. (Japan)	2,600	390,878
K Wah International Holdings Ltd. (Hong Kong)	144,000	66,569
LPN Development PCL (Thailand), NVDR	81,400	27,519
Pruksa Holding PCL (Thailand)	84,200	52,903
Quality Houses PCL (Thailand), NVDR	1,000,200	71,932
Shenzhen Investment Ltd. (China)	212,000	84,694
SP Setia Bhd Group (Malaysia)	60,800	42,495
Swiss Prime Site AG (Switzerland)*	3,486	285,248

		1,078,784

Road & Rail — 0.2%
Avis Budget Group, Inc.*	304	11,151
ComfortDelGro Corp. Ltd. (Singapore)	137,500	233,650
Norfolk Southern Corp.	1,023	110,556

		355,357

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Semiconductor Engineering, Inc. (Taiwan)	24,000	24,468
Applied Materials, Inc.	7,610	245,575
Broadcom Ltd. (Singapore)	3,705	654,933
Cohu, Inc.	8,269	114,939
Cree, Inc.*	6,932	182,935
Integrated Device Technology, Inc.*	595	14,018
Intel Corp.	10,589	384,063
Marvell Technology Group Ltd. (Bermuda)	9,655	133,915
Maxim Integrated Products, Inc.	7,871	303,584
MKS Instruments, Inc.	2,686	159,548
Novatek Microelectronics Corp. (Taiwan)	107,000	351,665
Phison Electronics Corp. (Taiwan)	11,000	86,512
Powertech Technology, Inc. (Taiwan)	28,000	75,138
QUALCOMM, Inc.	10,721	699,009
Siliconware Precision Industries Co. Ltd. (Taiwan)	272,000	403,461
Sitronix Technology Corp. (Taiwan)	22,000	69,735
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	135,104	756,752
Tessera Holding Corp.	3,573	157,927
Texas Instruments, Inc.	4,565	333,108
Xilinx, Inc.	2,905	175,375

		5,326,660

Software — 0.9%
Asseco Poland SA (Poland)	5,885	75,855
Autodesk, Inc.*	3,350	247,934
CA, Inc.	8,315	264,167
Citrix Systems, Inc.*	2,663	237,833
Microsoft Corp.	10,394	645,883
Monotype Imaging Holdings, Inc.	3,248	64,473
Nuance Communications, Inc.*	11,196	166,820

		1,702,965

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail — 1.7%
Aaron’s, Inc.	5,611	$179,496
Abercrombie & Fitch Co. (Class A Stock)	10,529	126,347
American Eagle Outfitters, Inc.(a)	3,534	53,611
AutoNation, Inc.*	655	31,866
Bed Bath & Beyond, Inc.	1,589	64,577
Best Buy Co., Inc.(a)	2,018	86,108
Big 5 Sporting Goods Corp.	13,239	229,697
CarMax, Inc.*(a)	1,235	79,522
Chico’s FAS, Inc.	7,993	115,019
Children’s Place, Inc. (The)	1,881	189,887
DSW, Inc. (Class A Stock)	9,863	223,397
Finish Line, Inc. (The) (Class A Stock)	6,246	117,487
Foot Locker, Inc.	326	23,110
GameStop Corp. (Class A Stock)	5,421	136,934
GNC Holdings, Inc. (Class A Stock)	6,687	73,824
Guess?, Inc.	1,882	22,772
Nitori Holdings Co. Ltd. (Japan)	3,000	342,045
Penske Automotive Group, Inc.	368	19,077
Rent-A-Center, Inc.(a)	12,248	137,790
Ross Stores, Inc.	3,868	253,741
Shoe Carnival, Inc.	1,152	31,081
Signet Jewelers Ltd.	264	24,885
Staples, Inc.	16,153	146,185
Urban Outfitters, Inc.*	919	26,173
USS Co. Ltd. (Japan)	13,709	217,778
Williams-Sonoma, Inc.(a)	3,777	182,769

		3,135,178

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	8,520	986,787
Asustek Computer, Inc. (Taiwan)	50,000	409,368
Foxconn Technology Co. Ltd. (Taiwan)	12,231	32,180
Hewlett Packard Enterprise Co.	10,884	251,856
HP, Inc.	7,710	114,416
Lite-On Technology Corp. (Taiwan)	26,245	39,469
NCR Corp.*	36	1,460
Neopost SA (France)	7,032	219,621
Pegatron Corp. (Taiwan)	12,000	28,548
Samsung Electronics Co. Ltd. (South Korea)	201	299,151
Seagate Technology PLC(a)	14,508	553,770
Western Digital Corp.	7,188	488,425
Wistron Corp. (Taiwan)	35,934	27,693

		3,452,744

Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	178	15,377
Coach, Inc.	7,355	257,572
Culp, Inc.	2,217	82,362
Li & Fung Ltd. (Hong Kong)	612,000	268,214
Michael Kors Holdings Ltd.*	1,496	64,298
Movado Group, Inc.	5,463	157,061
PVH Corp.	287	25,899
VF Corp.	1,010	53,884
Wolverine World Wide, Inc.	2,853	62,623
Xtep International Holdings Ltd. (China)	147,000	61,554
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	100,100	362,833

		1,411,677

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thrifts & Mortgage Finance — 0.1%
Astoria Financial Corp.	4,299	$80,176
New York Community Bancorp, Inc.	4,044	64,340
Northfield Bancorp, Inc.	2,353	46,989
Oritani Financial Corp.	3,269	61,294

		252,799

Tobacco — 0.8%
Altria Group, Inc.	3,943	266,626
British American Tobacco Malaysia Bhd (Malaysia)	3,500	34,768
British American Tobacco PLC (United Kingdom)	6,231	353,147
Imperial Brands PLC (United Kingdom)	8,227	358,539
Japan Tobacco, Inc. (Japan)	6,900	226,483
KT&G Corp. (South Korea)	977	81,726
Reynolds American, Inc.	1,891	105,972
Vector Group Ltd.	6,491	147,605

		1,574,866

Trading Companies & Distributors — 0.8%
Applied Industrial Technologies, Inc.	2,469	146,659
Kaman Corp.	2,450	119,879
Mitsui & Co. Ltd. (Japan)	29,000	397,367
MSC Industrial Direct Co., Inc. (Class A Stock)	1,718	158,726
NOW, Inc.*	3,251	66,549
Sumitomo Corp. (Japan)	33,000	387,401
United Rentals, Inc.*	756	79,818
W.W. Grainger, Inc.(a)	483	112,177

		1,468,576

Transportation Infrastructure — 0.4%
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	348,000	350,791
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	5,200	42,745
Hutchison Port Holdings Trust (Hong Kong), UTS	647,000	281,445
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	64,000	80,690
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	40,000	34,076
TAV Havalimanlari Holding A/S (Turkey)	7,478	29,705

		819,452

Water Utilities — 0.2%
Guangdong Investment Ltd. (China)	38,000	50,041
Severn Trent PLC (United Kingdom)	10,938	298,924
TTW PCL (Thailand), NVDR	113,800	33,958

		382,923

Wireless Telecommunication Services — 1.0%
China Mobile Ltd. (China)	13,500	142,333
DiGi.Com Bhd (Malaysia)	15,700	16,910
Far EasTone Telecommunications Co. Ltd. (Taiwan)	19,000	42,713
Intouch Holdings PCL (Thailand), NVDR	14,700	20,377
KDDI Corp. (Japan)	11,900	300,510
NTT DOCOMO, Inc. (Japan)	13,100	297,963

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services (continued)
Rogers Communications, Inc. (Canada) (Class B Stock)	8,700	$335,585
SK Telecom Co. Ltd. (South Korea)	320	59,309
StarHub Ltd. (Singapore)	79,600	154,093
Taiwan Mobile Co. Ltd. (Taiwan)	129,000	415,292
Vodacom Group Ltd. (South Africa)	2,582	28,605

		1,813,690

TOTAL COMMON STOCKS (cost $126,623,600)		131,103,359

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Banco Bradesco SA (Brazil) (PRFC B)	16,100	143,454
Itau Unibanco Holding SA (Brazil) (PRFC)	13,400	139,365

		282,819

Electric Utilities
Cia Energetica de Minas Gerais (Brazil) (PRFC)	4,500	10,660

Paper & Forest Products — 0.1%
Suzano Papel e Celulose SA (Brazil) (PRFC A)	22,700	99,038

TOTAL PREFERRED STOCKS (cost $374,814)		392,517

UNAFFILIATED EXCHANGE TRADED FUNDS — 1.9%
iShares MSCI ACWI ex US ETF(a)	45,000	1,812,150
iShares MSCI Emerging Markets ETF(a)	12,970	454,080
iShares Russell 1000 ETF(a)	4,197	522,359
iShares Russell 1000 Value ETF	787	88,168
iShares Russell 2000 Index Fund ETF(a)	5,531	745,855

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $3,469,385)		3,622,612

TOTAL LONG-TERM INVESTMENTS (cost $157,831,548)		163,196,519

SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MUTUAL FUNDS — 7.3%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	5,042,228	5,042,228
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $8,507,064; includes $8,501,125 of cash collateral for securities on loan)(b)(w)	8,505,049	8,506,750

TOTAL AFFILIATED MUTUAL FUNDS (cost $13,549,292)(Note 4)		13,548,978

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

UNAFFILIATED FUND — 0.9%
	Shares	Value (Note 2)
Fidelity Investments Money Market Funds - Treasury Only Portfolio (cost $1,778,737)	1,778,737	$1,778,737

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(n) — 8.8%
U.S. Treasury Bills
0.006%	06/29/17	16,515	16,465,273

(cost $16,466,469)
TOTAL SHORT-TERM INVESTMENTS (cost $31,794,498)			31,792,988

TOTAL INVESTMENTS — 104.5% (cost $189,626,046)			194,989,507
Liabilities in excess of other assets(z) — (4.5)%			(8,357,846)

NET ASSETS — 100.0%			$186,631,661

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,271,487; cash collateral of $8,501,125 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
164	S&P 500 E-Mini Index	Mar. 2017	$18,490,508	$18,336,840	$(153,668)

Cash of $856,900 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$41,627,009	$—	$—
Common Stocks	88,387,706	42,715,653	—
Preferred Stocks	392,517	—	—
Unaffiliated Exchange Traded Funds	3,622,612	—	—
U.S. Treasury Obligation	—	16,465,273	—
Unaffiliated Fund	1,778,737	—	—
Other Financial Instruments*
Futures Contracts	(153,668)	—	—

Total	$135,654,913	$59,180,926	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (4.6% represents investments purchased with collateral from securities on loan)	22.4%
U.S. Treasury Obligation	8.8
Banks	5.6
Insurance	5.4
Food & Staples Retailing	3.0
Semiconductors & Semiconductor Equipment	2.9
Electric Utilities	2.8
Diversified Telecommunication Services	2.7
Media	2.6
Oil, Gas & Consumable Fuels	2.6
Food Products	2.5
Pharmaceuticals	2.5
Health Care Providers & Services	2.1
Unaffiliated Exchange Traded Funds	1.9
Hotels, Restaurants & Leisure	1.8
Technology Hardware, Storage & Peripherals	1.8
Specialty Retail	1.7
Biotechnology	1.5
Equity Real Estate Investment Trusts (REITs)	1.5
Aerospace & Defense	1.4
IT Services	1.4
Multi-Utilities	1.3
Chemicals	1.2
Household Products	1.1
Industrial Conglomerates	1.1
Commercial Services & Supplies	1.0
Machinery	1.0
Wireless Telecommunication Services	1.0
Beverages	0.9
Electronic Equipment, Instruments & Components	0.9
Gas Utilities	0.9
Multiline Retail	0.9
Software	0.9
Unaffiliated Fund	0.9

Communications Equipment	0.8%
Textiles, Apparel & Luxury Goods	0.8
Tobacco	0.8
Trading Companies & Distributors	0.8
Health Care Equipment & Supplies	0.7
Metals & Mining	0.7
Mortgage Real Estate Investment Trusts (REITs)	0.6
Real Estate Management & Development	0.6
Consumer Finance	0.5
Air Freight & Logistics	0.4
Airlines	0.4
Auto Components	0.4
Capital Markets	0.4
Construction & Engineering	0.4
Internet Software & Services	0.4
Transportation Infrastructure	0.4
Diversified Consumer Services	0.3
Electrical Equipment	0.3
Energy Equipment & Services	0.3
Automobiles	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Independent Power & Renewable Electricity Producers	0.2
Internet & Direct Marketing Retail	0.2
Leisure Products	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Road & Rail	0.2
Water Utilities	0.2
Household Durables	0.1
Life Sciences Tools & Services	0.1
Oil & Gas Equipment & Services	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1

104.5
Liabilities in excess of other assets	(4.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$153,668	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$(183)	$1,567,587	$1,567,404

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(138,631)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long position was $12,684,948.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$8,271,487	$(8,271,487)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $8,271,487:
Unaffiliated investments (cost $148,713,005)	$153,362,498
Affiliated investments (cost $40,913,041)	41,627,009
Foreign currency, at value (cost $30,871)	30,968
Deposit with broker for futures	856,900
Receivable for fund share sold	441,353
Dividends and interest receivable	223,140
Receivable for investments sold	64,843
Tax reclaim receivable	42,351
Receivable from affiliate	4,430
Prepaid expenses	926

Total Assets	196,654,418

LIABILITIES:
Payable to broker for collateral for securities on loan	8,501,125
Payable for investments purchased	1,324,112
Due to broker-variation margin futures	72,980
Accrued expenses and other liabilities	72,073
Advisory fees payable	46,709
Distribution fee payable	5,412
Affiliated transfer agent fee payable	346

Total Liabilities	10,022,757

NET ASSETS	$186,631,661

Net assets were comprised of:
Paid-in capital	$178,368,836
Retained earnings	8,262,825

Net assets, December 31, 2016	$186,631,661

Net asset value and redemption price per share, $186,631,661 / 17,362,377 outstanding shares of beneficial interest	$10.75

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $134,291, of which $9,981 is reimbursable by an affiliate)	$2,708,397
Affiliated dividend income	44,972
Income from securities lending, net (including affiliated income of $6,995)	28,863
Interest income	23,409

2,805,641

EXPENSES
Advisory fees	897,155
Distribution fee	306,196
Custodian and accounting fees	203,000
Audit fee	31,000
Trustees’ fees	11,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Insurance expenses	1,000
Loan interest expense	630
Miscellaneous	30,909

Total expenses	1,503,890
Less: advisory fee waivers and/or expense reimbursement	(266,297)
Less: distribution fee waiver	(45,492)

Net expenses	1,192,101

NET INVESTMENT INCOME (LOSS)	1,613,540

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $11,038)	(755,771)
Futures transactions	1,567,587
Foreign currency transactions	(18,780)

793,036

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $789,772)	7,736,136
Futures	(138,631)
Foreign currencies	(253)

7,597,252

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	8,390,288

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,003,828

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$1,613,540	$619,172
Net realized gain (loss) on investment and foreign currency transactions	793,036	27,509
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,597,252	(2,391,445)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,003,828	(1,744,764)

FUND SHARE TRANSACTIONS:
Fund share sold [10,975,813 and 7,625,864 shares, respectively]	113,049,215	76,906,125
Fund share repurchased [2,097,252 and 93,951 shares, respectively]	(20,124,119)	(940,487)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	92,925,096	75,965,638

TOTAL INCREASE (DECREASE) IN NET ASSETS	102,928,924	74,220,874
NET ASSETS:
Beginning of year	83,702,737	9,481,863

End of year	$186,631,661	$83,702,737

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 88.7%
COMMON STOCKS — 62.1%	Shares	Value (Note 2)
Aerospace & Defense — 1.7%
Airbus SE (France)	8,700	$574,626
Boeing Co. (The)	40,109	6,244,169
Hexcel Corp.(a)	69,812	3,591,129
Northrop Grumman Corp.	3,940	916,365
Safran SA (France)	8,421	605,673
Textron, Inc.	10,825	525,662

		12,457,624

Airlines — 0.6%
Delta Air Lines, Inc.(a)	62,310	3,065,029
Japan Airlines Co. Ltd. (Japan)	34,600	1,009,655
Ryanair Holdings PLC (Ireland), ADR*	6,182	514,713

		4,589,397

Auto Components — 0.8%
Bridgestone Corp. (Japan)(a)	25,000	899,520
Continental AG (Germany)	3,091	595,504
Denso Corp. (Japan)	21,100	912,713
GKN PLC (United Kingdom)	380,300	1,550,072
Hyundai Mobis Co. Ltd. (South Korea)*	2,416	527,469
Magna International, Inc. (Canada)	26,790	1,162,967

		5,648,245

Automobiles — 0.4%
BYD Co. Ltd. (China) (Class H Stock)(a)	55,000	288,300
General Motors Co.	54,090	1,884,496
Toyota Motor Corp. (Japan)	20,200	1,184,294

		3,357,090

Banks — 4.7%
Akbank TAS (Turkey)	175,572	388,656
Banco Bradesco SA (Brazil), ADR	63,511	553,181
Bancolombia SA (Colombia), ADR(a)	11,691	428,826
Barclays PLC (United Kingdom)	637,854	1,750,504
BB&T Corp.	74,321	3,494,573
Citizens Financial Group, Inc.	67,218	2,394,977
DBS Group Holdings Ltd. (Singapore)	144,000	1,718,041
DNB ASA (Norway)	57,774	857,673
Erste Group Bank AG (Austria)*	17,780	519,839
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	91,900	452,636
HDFC Bank Ltd. (India), ADR	11,183	678,584
HSBC Holdings PLC (United Kingdom), (QMTF)	85,495	689,830
HSBC Holdings PLC (United Kingdom), (XHKG)	165,600	1,324,179
ICICI Bank Ltd. (India), ADR	81,734	612,188
JPMorgan Chase & Co.	63,850	5,509,617
KeyCorp	165,290	3,019,848
Komercni Banka A/S (Czech Republic)	8,623	297,150
Mediobanca SpA (Italy)	145,500	1,184,969
Resona Holdings, Inc. (Japan)	233,100	1,194,642
Societe Generale SA (France)	10,535	518,185
Sumitomo Mitsui Financial Group, Inc. (Japan)	40,500	1,542,360
SunTrust Banks, Inc.	55,570	3,048,015
US Bancorp	63,355	3,254,546

		35,433,019

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages — 1.2%
Coca-Cola Amatil Ltd. (Australia)	84,100	$613,341
Coca-Cola East Japan Co. Ltd. (Japan)	44,700	984,032
Davide Campari-Milano SpA (Italy)	66,000	644,642
Diageo PLC (United Kingdom)	29,222	758,311
Dr. Pepper Snapple Group, Inc.	8,990	815,123
Heineken Holding NV (Netherlands)	22,700	1,578,577
PepsiCo, Inc.	35,001	3,662,155

		9,056,181

Biotechnology — 2.0%
AbbVie, Inc.	70,128	4,391,415
Alexion Pharmaceuticals, Inc.*	5,005	612,362
Amgen, Inc.	19,120	2,808,694
Biogen, Inc.*	4,530	1,284,617
Celgene Corp.*	12,970	1,501,278
Gilead Sciences, Inc.	36,700	2,628,087
Shire PLC	18,260	1,042,638
Vertex Pharmaceuticals, Inc.*	8,010	590,097

		14,859,188

Building Products — 0.4%
Johnson Controls International PLC	30,246	1,245,833
Masco Corp.	47,710	1,508,590

		2,754,423

Capital Markets — 1.4%
Azimut Holding SpA (Italy)	41,200	685,298
Credit Suisse Group AG (Switzerland), ADR*	32,394	463,558
Daiwa Securities Group, Inc. (Japan)	222,600	1,370,710
Deutsche Boerse AG (Germany)*	15,200	1,236,913
Eaton Vance Corp.	12,435	520,778
GAM Holding AG (Switzerland)*	28,222	326,616
IG Group Holdings PLC (United Kingdom)	43,305	263,185
Intercontinental Exchange, Inc.	46,150	2,603,783
Morgan Stanley	20,905	883,236
S&P Global, Inc.	5,180	557,057
UBS Group AG (Switzerland)	75,500	1,180,477

		10,091,611

Chemicals — 1.4%
Akzo Nobel NV (Netherlands)	14,900	931,057
Arkema SA (France)	5,097	498,237
Celanese Corp. (Class A Stock)	20,090	1,581,887
Denka Co. Ltd. (Japan)	192,000	845,305
Dow Chemical Co. (The)	38,590	2,208,120
E.I. du Pont de Nemours & Co.	39,733	2,916,402
FMC Corp.	7,445	421,089
Johnson Matthey PLC (United Kingdom)	3,822	149,545
Kuraray Co. Ltd. (Japan)	73,800	1,106,673

		10,658,315

Commercial Services & Supplies — 0.2%
Copart, Inc.*	8,355	462,951
Secom Co. Ltd. (Japan)	10,600	774,480

		1,237,431

Communications Equipment — 0.5%
Cisco Systems, Inc.	104,930	3,170,985

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment (continued)
F5 Networks, Inc.*	4,675	$676,566

		3,847,551

Construction & Engineering — 0.1%
Boskalis Westminster (Netherlands)	19,300	669,560

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	133,000	359,924
Eagle Materials, Inc.	4,935	486,246

		846,170

Consumer Finance — 0.9%
American Express Co.	43,830	3,246,926
Discover Financial Services	50,320	3,627,569

		6,874,495

Containers & Packaging — 0.2%
Berry Plastics Group, Inc.*	10,780	525,309
Smurfit Kappa Group PLC (Ireland)	48,668	1,114,609

		1,639,918

Distributors — 0.2%
Inchcape PLC (United Kingdom)	94,500	816,671
Pool Corp.	7,280	759,595

		1,576,266

Diversified Financial Services — 1.8%
Bank of America Corp.	214,410	4,738,461
Berkshire Hathaway, Inc. (Class B Stock)*	2,680	436,786
Challenger Ltd. (Australia)	150,800	1,218,453
CME Group, Inc.	27,245	3,142,711
First Pacific Co. Ltd. (Hong Kong)	566,975	395,523
Groupe Bruxelles Lambert SA (Belgium)	11,700	980,252
Investor AB (Sweden) (Class B Stock)	31,384	1,169,372
ORIX Corp. (Japan)	105,100	1,635,803

		13,717,361

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	77,180	3,282,465
Nippon Telegraph & Telephone Corp. (Japan)	21,700	913,466
TDC A/S (Denmark)*	207,400	1,063,209
Verizon Communications, Inc.	11,280	602,126

		5,861,266

Electric Utilities — 1.1%
American Electric Power Co., Inc.	43,020	2,708,539
Exelon Corp.	73,750	2,617,388
PG&E Corp.	45,240	2,749,235

		8,075,162

Electrical Equipment — 0.7%
AMETEK, Inc.	60,187	2,925,088
Eaton Corp. PLC	9,810	658,153
Prysmian SpA (Italy)	59,054	1,513,578

		5,096,819

Electronic Equipment, Instruments & Components — 0.8%
Flex Ltd.*	58,900	846,393
Hitachi Ltd. (Japan)	394,600	2,127,740

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
Hon Hai Precision Industry Co. Ltd. (Taiwan)	254,100	$660,937
Universal Display Corp.*	45,347	2,553,036

		6,188,106

Energy Equipment & Services — 0.5%
Core Laboratories NV	7,642	917,346
FMC Technologies, Inc.*	18,900	671,517
Halliburton Co.	27,350	1,479,362
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	6,310	507,293

		3,575,518

Equity Real Estate Investment Trusts (REITs) — 0.2%
British Land Co. PLC (The) (United Kingdom)	104,200	808,650
Gaming and Leisure Properties, Inc.	15,395	471,395

		1,280,045

Food & Staples Retailing — 0.6%
CVS Health Corp.	14,040	1,107,896
FamilyMart UNY Holdings Co. Ltd. (Japan)	8,900	592,206
Kroger Co. (The)	20,255	699,000
METRO AG (Germany)	39,900	1,326,166
Sysco Corp.	18,820	1,042,063

		4,767,331

Food Products — 1.2%
Blue Buffalo Pet Products, Inc.*(a)	17,560	422,142
Hershey Co. (The)	7,585	784,517
Hormel Foods Corp.	7,440	258,986
Indofood Sukses Makmur Tbk PT (Indonesia)	565,800	331,380
Ingredion, Inc.	5,100	637,296
Kraft Heinz Co. (The)	33,090	2,889,419
Nestle SA (Switzerland)	25,567	1,831,558
Tyson Foods, Inc. (Class A Stock)	33,060	2,039,141

		9,194,439

Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp.*	72,160	1,560,821
Getinge AB (Sweden) (Class B Stock)	28,731	460,357

		2,021,178

Health Care Providers & Services — 2.1%
Aetna, Inc.	15,920	1,974,239
Express Scripts Holding Co.*	10,020	689,276
HealthSouth Corp.(a)	15,910	656,128
Humana, Inc.	4,255	868,148
Laboratory Corp. of America Holdings*	3,955	507,743
McKesson Corp.	18,748	2,633,157
Sonic Healthcare Ltd. (Australia)	60,800	935,713
UnitedHealth Group, Inc.	42,405	6,786,496
WellCare Health Plans, Inc.*	5,685	779,300

		15,830,200

Hotels, Restaurants & Leisure — 0.7%
Carnival Corp.	16,557	861,957
International Game Technology PLC	15,400	393,008
MGM China Holdings Ltd. (Macau)	348,600	720,081

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
MGM Resorts International*	21,775	$627,773
Sodexo SA (France)	5,049	579,694
TUI AG (Germany)	69,200	968,661
Wyndham Worldwide Corp.	16,940	1,293,708

		5,444,882

Household Durables — 0.9%
Lennar Corp. (Class A Stock)	48,810	2,095,413
Mohawk Industries, Inc.*	2,540	507,187
PulteGroup, Inc.(a)	112,270	2,063,523
Sony Corp. (Japan)	42,200	1,179,150
Steinhoff International Holdings NV (Netherlands)	120,500	624,594

		6,469,867

Household Products — 0.2%
Spectrum Brands Holdings, Inc.(a)	5,765	705,232
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	22,878	643,936

		1,349,168

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	27,000	619,692

Industrial Conglomerates — 2.2%
CK Hutchison Holdings Ltd. (Hong Kong)	103,100	1,163,840
DCC PLC (United Kingdom)	11,000	817,646
General Electric Co.	295,035	9,323,105
Honeywell International, Inc.	12,930	1,497,941
Koninklijke Philips NV (Netherlands)	63,316	1,935,698
Siemens AG (Germany)	13,905	1,702,533

		16,440,763

Insurance — 3.1%
Aflac, Inc.	41,570	2,893,271
Allianz SE (Germany)	6,021	993,696
American International Group, Inc.	51,786	3,382,144
Aviva PLC (United Kingdom)	189,738	1,130,206
China Life Insurance Co. Ltd. (China) (Class H Stock)	289,000	747,050
Chubb Ltd.	24,773	3,273,009
Delta Lloyd NV (Netherlands)	145,116	811,086
Everest Re Group Ltd.	3,445	745,498
Lincoln National Corp.	53,980	3,577,255
MS&AD Insurance Group Holdings, Inc. (Japan)	42,000	1,300,637
Talanx AG (Germany)	20,400	681,341
Travelers Cos., Inc. (The)	23,970	2,934,407
XL Group Ltd. (Bermuda)	11,490	428,117

		22,897,717

Internet & Direct Marketing Retail — 0.4%
Amazon.com, Inc.*	3,485	2,613,297

Internet Software & Services — 1.7%
Alphabet, Inc. (Class A Stock)*	5,440	4,310,928
Alphabet, Inc. (Class C Stock)*	5,792	4,470,381
Facebook, Inc. (Class A Stock)*	24,900	2,864,745
Incyte Corp.*	5,385	539,955

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Twitter, Inc.*	26,860	$437,818

		12,623,827

IT Services — 2.1%
Amadeus IT Group SA (Spain) (Class A Stock)	22,951	1,040,926
Broadridge Financial Solutions, Inc.	12,440	824,772
Fidelity National Information Services, Inc.	37,257	2,818,119
Fiserv, Inc.*	6,055	643,525
International Business Machines Corp.	9,520	1,580,225
Mastercard, Inc. (Class A Stock)	17,930	1,851,273
Science Applications International Corp.	4,935	418,488
Square, Inc.*(a)	15,730	214,400
Vantiv, Inc. (Class A Stock)*	14,310	853,162
Visa, Inc. (Class A Stock)(a)	67,083	5,233,816
WEX, Inc.*	4,780	533,448

		16,012,154

Life Sciences Tools & Services — 0.2%
ICON PLC*(a)	21,879	1,645,301

Machinery — 1.3%
Crane Co.	7,510	541,621
Cummins, Inc.	4,890	668,316
Deere & Co.(a)	8,030	827,411
FANUC Corp. (Japan)	6,100	1,020,496
Ingersoll-Rand PLC(a)	61,935	4,647,602
Komatsu Ltd. (Japan)	38,200	865,236
Mitsubishi Heavy Industries Ltd. (Japan)	168,200	764,645
Stanley Black & Decker, Inc.	5,315	609,577

		9,944,904

Marine
Orient Overseas International Ltd. (Hong Kong)	86,000	355,788

Media — 2.3%
Comcast Corp. (Class A Stock)	76,044	5,250,839
Discovery Communications, Inc. (Class A Stock)*(a)	20,955	574,377
Grupo Televisa SAB (Mexico), ADR(a)	30,800	643,412
ITV PLC (United Kingdom)	231,559	587,933
Publicis Groupe SA (France)	10,700	737,281
Scripps Networks Interactive, Inc. (Class A Stock)(a)	6,435	459,267
Sky PLC (United Kingdom)	88,800	1,082,561
Time Warner, Inc.	27,207	2,626,292
UBM PLC (United Kingdom)	65,777	592,081
Vivendi SA (France)	77,100	1,462,355
Walt Disney Co. (The)	30,000	3,126,600

		17,142,998

Metals & Mining — 0.4%
BHP Billiton Ltd. (Australia), ADR	9,294	332,539
BHP Billiton PLC (Australia), ADR	20,300	638,638
Norsk Hydro ASA (Norway)	100,063	477,574
Rio Tinto PLC (United Kingdom), ADR(a)	13,414	515,902
South32 Ltd. (Australia)	324,000	637,812
voestalpine AG (Austria)	14,150	553,312

		3,155,777

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 0.3%
J.C. Penney Co., Inc.*(a)	21,915	$182,114
Target Corp.(a)	27,300	1,971,879

		2,153,993

Multi-Utilities — 0.4%
Engie SA (France)	111,700	1,421,829
National Grid PLC (United Kingdom)	49,016	572,694
Veolia Environnement SA (France)	78,600	1,335,564

		3,330,087

Oil, Gas & Consumable Fuels — 3.6%
Anadarko Petroleum Corp.	39,497	2,754,126
Chevron Corp.	46,240	5,442,447
Enbridge, Inc. (Canada)	9,765	411,302
Eni SpA (Italy)	64,300	1,042,376
Exxon Mobil Corp.	70,790	6,389,505
Noble Energy, Inc.	10,370	394,682
Occidental Petroleum Corp.	44,169	3,146,158
Phillips 66	27,340	2,362,449
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	15,733	429,128
Statoil ASA (Norway), ADR	31,161	568,377
Tesoro Corp.(a)	5,580	487,971
TOTAL SA (France)(a)	18,000	923,261
Valero Energy Corp.	39,400	2,691,808

		27,043,590

Personal Products — 0.2%
Unilever PLC (United Kingdom)	28,159	1,138,753

Pharmaceuticals — 3.2%
Allergan PLC*(a)	24,266	5,096,103
Astellas Pharma, Inc. (Japan)	88,000	1,220,855
Bristol-Myers Squibb Co.	15,455	903,190
Johnson & Johnson	7,415	854,282
Merck & Co., Inc.	8,870	522,177
Merck KGaA (Germany)	11,100	1,155,746
Mylan NV*	42,230	1,611,075
Novartis AG (Switzerland)	25,167	1,830,232
Novartis AG (Switzerland), ADR	11,945	870,074
Pfizer, Inc.	116,070	3,769,954
Roche Holding AG (Switzerland)	3,489	795,327
Sanofi (France)	24,658	1,993,980
Shanghai Fosun Pharmaceutical Group Co. Ltd. (China) (Class H Stock)	96,000	293,022
Teva Pharmaceutical Industries Ltd. (Israel), ADR	61,179	2,217,739
Zoetis, Inc.	16,475	881,907

		24,015,663

Professional Services — 0.1%
FTI Consulting, Inc.*	11,365	512,334

Real Estate Management & Development — 0.5%
CBRE Group, Inc. (Class A Stock)*(a)	92,090	2,899,914
Cheung Kong Property Holdings Ltd. (Hong Kong)	118,800	725,511
Savills PLC (United Kingdom)	22,600	195,477

		3,820,902

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail — 0.1%
Union Pacific Corp.	8,145	$844,474

Semiconductors & Semiconductor Equipment — 2.0%
Advanced Semiconductor Engineering, Inc. (Taiwan)	479,723	489,071
Applied Materials, Inc.	141,329	4,560,687
Broadcom Ltd. (Singapore)	9,400	1,661,637
Infineon Technologies AG (Germany)	74,900	1,295,586
Intel Corp.	90,830	3,294,404
Lam Research Corp.(a)	5,690	601,604
Micron Technology, Inc.*	31,355	687,302
ON Semiconductor Corp.*	39,370	502,361
QUALCOMM, Inc.	14,820	966,264
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	96,000	537,721

		14,596,637

Software — 2.8%
Adobe Systems, Inc.*	11,890	1,224,076
Check Point Software Technologies Ltd. (Israel)*(a)	8,470	715,376
Citrix Systems, Inc.*	22,340	1,995,186
Electronic Arts, Inc.*	10,835	853,365
Micro Focus International PLC (United Kingdom)	9,500	255,134
Microsoft Corp.	174,965	10,872,326
Oracle Corp.	74,416	2,861,295
SAP SE (Germany)	17,400	1,505,193
Square Enix Holdings Co. Ltd. (Japan)	21,200	543,548

		20,825,499

Specialty Retail — 1.7%
Advance Auto Parts, Inc.(a)	17,257	2,918,504
Home Depot, Inc. (The)	52,519	7,041,747
Kingfisher PLC (United Kingdom)	227,661	980,858
O’Reilly Automotive, Inc.*(a)	3,070	854,719
Ross Stores, Inc.	12,375	811,800
Signet Jewelers Ltd. (United Kingdom)(a)	4,820	454,333

		13,061,961

Technology Hardware, Storage & Peripherals — 2.7%
Apple, Inc.	115,907	13,424,348
FUJIFILM Holdings Corp. (Japan)	18,800	711,877
NEC Corp. (Japan)	469,900	1,242,850
Samsung Electronics Co. Ltd. (South Korea)	745	1,108,793
Seagate Technology PLC(a)	88,644	3,383,541
Western Digital Corp.	10,030	681,539

		20,552,948

Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands, Inc.	83,170	1,793,977
PVH Corp.	5,310	479,174

		2,273,151

Tobacco — 0.5%
Altria Group, Inc.	34,900	2,359,937
Imperial Brands PLC (United Kingdom)	23,506	1,024,410

		3,384,347

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors — 0.4%
Mitsubishi Corp. (Japan)	26,900	$571,320
Noble Group Ltd. (Hong Kong)	3,354,800	391,243
Rexel SA (France)	61,700	1,013,728
United Rentals, Inc.*	7,885	832,498

		2,808,789

Transportation Infrastructure — 0.2%
Abertis Infraestructuras SA (Spain)	27,437	383,337
Aena SA (Spain), 144A	9,800	1,335,167

		1,718,504

Waste Disposable — 0.1%
Conwert Immobilien Accepta (Austria)*	26,348	448,203

Water Utilities — 0.1%
Guangdong Investment Ltd. (China)	793,500	1,044,942

Wireless Telecommunication Services — 0.4%
Rogers Communications, Inc. (Canada) (Class B Stock)	8,240	317,899
SoftBank Group Corp. (Japan)	15,000	992,611
T-Mobile US, Inc.*	10,850	623,984
Vodafone Group PLC (United Kingdom)	408,248	1,004,655

		2,939,149

TOTAL COMMON STOCKS (cost $436,371,714)		464,433,970

PREFERRED STOCK — 0.1%
Automobiles
Hyundai Motor Co. (South Korea) (PRFC)* (cost $982,861)	10,000	791,315

UNAFFILIATED EXCHANGE TRADED FUND — 0.1%
iShares MSCI EAFE ETF (cost $660,468)(a)	11,576	668,282

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.7%
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2015-1, Class A3
1.390%	09/16/19	161	161,122
Series 2015-2, Class A3
1.490%	11/15/19	177	177,226
Series 2016-1, Class A3
1.470%	04/15/20	93	93,045
Ally Master Owner Trust, Series 2014-4, Class A1
1.104%(c)	06/17/19	300	300,062
BMW Vehicle Lease Trust, Series 2015-2, Class A3
1.400%	09/20/18	119	119,103
Series 2016-1, Class A3 1.340%	01/22/19	142	141,878
CarMax Auto Owner Trust, Series 2016-3, Class A3
1.390%	05/17/21	443	440,067

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
CLI Funding V LLC, Series 2014-2A, Class A, 144A
3.380%	10/18/29	781	$750,767
Cronos Containers Program I Ltd. (Bermuda), Series 2014-2A, Class A, 144A
3.270%	11/18/29	769	743,390
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2, 144A
5.216%	01/25/42	841	857,779
Drive Auto Receivables Trust, Series 2016-CA, Class A3, 144A
1.670%	11/15/19	120	119,889
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A2
1.104%(c)	02/15/19	306	306,052
FRS I LLC, Series 2013-1A, Class A1, 144A
1.800%	04/15/43	270	264,766
Nissan Auto Lease Trust, Series 2014-B, Class A4
1.290%	03/16/20	290	290,130
SMART Trust (Australia), Series 2015-1US, Class A3A
1.500%	09/14/18	521	520,231
Sonic Capital LLC, Series 2016-1A, Class A2, 144A
4.472%	05/20/46	348	343,683
Synchrony Credit Card Master Note Trust, Series 2012-7, Class A
1.760%	09/15/22	475	471,600
Series 2016-1, Class A
2.040%	03/15/22	770	773,224
Taco Bell Funding LLC, Series 2016-1A, Class A2I, 144A
3.832%	05/25/46	469	470,524
Textainer Marine Containers III Ltd. (Bermuda), Series 2013-1A, Class A, 144A
3.900%	09/20/38	608	601,319
Series 2014-1A, Class A, 144A
3.270%	10/20/39	364	346,616
United States Small Business Administration, Series 2011-20J, Class 1
2.760%	10/01/31	807	808,878
Series 2012-20C, Class 1
2.510%	03/01/32	661	656,900
Series 2014-20L, Class 1
2.700%	12/01/34	851	843,773
Verizon Owner Trust, Series 2016-2A, Class A, 144A
1.680%	05/20/21	366	364,526
Series 2016-2A, Class B, 144A
2.150%	05/20/21	800	794,012
Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A4
1.160%	03/20/20	200	199,761

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
World Financial Network Credit Card Master Trust, Series 2013-A, Class A
1.610%	12/15/21	745	$746,358

TOTAL ASSET-BACKED SECURITIES (cost $12,859,475)			12,706,681

CERTIFICATES OF DEPOSIT — 0.1%
Barclays Bank Delaware (United Kingdom)^
1.500%(c)	03/26/18	245	241,203
JPMorgan Chase Bank NA
1.000%	02/19/20	245	245,042

TOTAL CERTIFICATES OF DEPOSIT (cost $489,232)			486,245

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.0%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A4
5.548%(c)	06/10/49	232	233,462
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4
5.700%	06/11/50	701	715,950
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3
3.839%	12/10/54	134	138,441
CFCRE Mortgage Trust, Series 2015-RUM, Class C, 144A
3.454%(c)	07/15/30	875	861,043
Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 144A
1.640%	07/15/21	112	111,114
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B
4.345%(c)	10/10/47	275	282,043
Commercial Mortgage Trust, Series 2012-CR1, Class B
4.612%	05/15/45	785	839,822
Series 2012-CR2, Class A4
3.147%	08/15/45	534	550,809
Series 2013-CR12, Class ASB
3.623%	10/10/46	130	136,177
Series 2014-CR15, Class A2
2.928%	02/10/47	280	285,896
Series 2014-CR20, Class AM
3.938%	11/10/47	1,000	1,034,060
Series 2014-UBS2, Class A1
1.298%	03/10/47	203	202,228
Series 2014-UBS5, Class AM
4.193%(c)	09/10/47	300	310,295
Series 2014-UBS5, Class C
4.613%(c)	09/10/47	940	934,207
Series 2015-PC1, Class A5
3.902%	07/10/50	145	151,522
DBCCRE Mortgage Trust, Series 2014-ARCP, Class C, 144A
4.935%(c)	01/10/34	780	759,092

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBJPM Mortgage Trust, Series 2016-C3, Class A5
2.890%	09/10/49	950	$926,150
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2, 144A
4.528%	11/10/46	198	203,511
FHLMC Multifamily Structured Pass-Through Certificates, Series K706, Class A2
2.323%	10/25/18	286	290,065
FREMF Mortgage Trust, Series 2012-K705, Class B, 144A
4.160%(c)	09/25/44	279	287,594
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A1A
5.850%(c)	02/15/51	151	152,724
Series 2016-JP2, Class A4
2.822%	08/15/49	81	78,509
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B
4.464%(c)	08/15/47	890	927,022
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4
5.809%	12/12/49	714	724,414
Series 2008-T29, Class A4
6.275%(c)	01/11/43	307	317,697
Series 2014-CPT, Class A, 144A
3.350%	07/13/29	208	214,980
Series 2016-UB12, Class A4
3.596%	12/15/49	168	171,493
Motel 6 Trust, Series 2015-MTL6, Class B, 144A
3.298%	02/05/30	795	797,718
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4
3.525%	05/10/63	60	62,780
Series 2013-C5, Class AAB
2.687%	03/10/46	90	90,865
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	201	202,853
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class AS
3.580%	02/15/48	470	474,891
Series 2016-C35, Class A4
2.931%	07/15/48	310	301,289
WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 144A
4.869%(c)	02/15/44	123	134,083
Series 2014-C19, Class B
4.723%(c)	03/15/47	825	880,495

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,191,567)			14,785,294

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 10.6%
Aerospace & Defense — 0.1%
Orbital ATK, Inc., Gtd. Notes
5.250%	10/01/21	590	$612,789

Agriculture
Philip Morris International, Inc., Sr. Unsec’d. Notes
4.250%	11/10/44	334	329,795

Airlines — 0.2%
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates
3.600%	03/22/29	142	140,685
American Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates
3.200%	12/15/29	459	446,378
American Airlines 2016-3 Class AA Pass-Through Trust, Pass-Through Certificates
3.000%	04/15/30	617	584,608
Ethiopian Leasing 2012 LLC (Ethiopia), Gov’t. Gtd. Notes
2.646%	05/12/26	609	614,321

			1,785,992

Apparel — 0.1%
Hanesbrands, Inc., Gtd. Notes, 144A
4.625%	05/15/24	395	383,149

Auto Manufacturers — 0.3%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A
2.450%	05/18/20	267	266,463
Ford Motor Co., Sr. Unsec’d. Notes
7.500%	08/01/26	266	320,835
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
2.375%	01/16/18	400	401,785
3.200%	01/15/21	290	290,423
4.250%	09/20/22	300	309,086
General Motors Co., Sr. Unsec’d. Notes
6.600%	04/01/36	500	571,504
General Motors Financial Co., Inc., Gtd. Notes
3.200%	07/06/21	108	107,099
3.700%	11/24/20	222	225,830

			2,493,025

Banks — 2.1%
Bank of America Corp., Jr. Sub. Notes
6.500%(c)	10/29/49	560	585,199
Sr. Unsec’d. Notes
4.100%	07/24/23	280	292,487
Sr. Unsec’d. Notes, MTN
5.625%	07/01/20	475	522,288
5.650%	05/01/18	150	157,164

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN
2.100%	01/15/19	514	$516,271
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes
1.650%	06/14/19	371	367,600
Bank One Michigan, Sub. Notes
8.250%	11/01/24	600	767,585
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes
3.650%	03/16/25	295	285,212
Capital One Financial Corp., Sub. Notes
4.200%	10/29/25	258	258,858
Capital One NA, Sr. Unsec’d. Notes
2.250%	09/13/21	250	243,928
Citigroup, Inc., Sr. Unsec’d. Notes
1.800%	02/05/18	571	570,681
2.900%	12/08/21	580	578,435
3.200%	10/21/26	351	335,634
Citizens Financial Group, Inc., Sub. Notes
5.158%(c)	06/29/23	555	575,813
Cooperatieve Rabobank UA (Netherlands), Jr. Sub. Notes, 144A
11.000%(c)	12/29/49	475	558,268
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes
6.000%	09/01/17	640	655,143
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
3.500%	11/16/26	117	114,307
4.000%	03/03/24	775	804,000
HSBC Bank USA NA, Certificate of Deposit
1.625%	12/09/20	245	244,643
JPMorgan Chase & Co., Sr. Unsec’d. Notes
3.250%	09/23/22	433	437,889
3.625%	05/13/24	259	263,451
Lloyds Bank PLC (United Kingdom), Jr. Sub. Notes, 144A
12.000%(c)	12/29/49	450	599,625
Morgan Stanley, Sr. Unsec’d. Notes, MTN
2.125%	04/25/18	396	397,578
Sub. Notes
5.000%	11/24/25	380	405,949
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes
3.300%	03/08/22	269	276,542
PNC Preferred Funding Trust II, Jr. Sub. Notes, 144A
2.186%(c)	03/29/49	825	796,125

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, GMTN
2.150%	03/15/19		280	$281,102
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes, RegS
9.500%(c)	03/16/22		480	487,421
Standard Chartered PLC (United Kingdom), Sub. Notes, 144A
3.950%	01/11/23		500	488,615
State Street Corp., Sr. Unsec’d. Notes
3.300%	12/16/24		423	427,166
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes
1.800%	07/13/21		194	187,863
U.S. Bancorp, Sr. Unsec’d. Notes, MTN
2.350%	01/29/21		435	435,997
Wells Fargo & Co., Jr. Sub. Notes
5.900%(c)	12/29/49		570	572,850
Sr. Unsec’d. Notes
5.625%	12/11/17	(a)	659	683,224
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24		461	456,273
Wells Fargo Bank NA, Certificate of Deposit
1.750%	06/17/21		245	241,342

				15,872,528

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes
4.700%	02/01/36		362	380,776
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes
7.750%	01/15/19		234	260,645
Coca-Cola Co. (The), Sr. Unsec’d. Notes
2.875%	10/27/25		168	165,786
PepsiCo, Inc., Sr. Unsec’d. Notes
4.250%	10/22/44		250	258,183

				1,065,390

Biotechnology
Amgen, Inc., Sr. Unsec’d. Notes
2.250%	08/19/23		137	128,876

Cable Television — 0.1%
Comcast Corp., Gtd. Notes
4.600%	08/15/45		570	597,513

Chemicals — 0.1%
Dow Chemical Co. (The), Sr. Unsec’d. Notes
7.375%	03/01/23		420	501,514

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Chemicals (continued)
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes
6.000%	07/15/18		533	$566,397

				1,067,911

Commercial Services — 0.1%
George Washington University (The), Unsec’d. Notes
3.485%	09/15/22		163	168,189
Loyola University of Chicago, Sr. Unsec’d. Notes
3.199%	07/01/22		169	169,185
Northwestern University, Unsec’d. Notes
3.688%	12/01/38		117	116,684

				454,058

Commercial Services & Supplies — 0.1%
United Rentals North America, Inc., Gtd. Notes
5.500%	07/15/25		575	586,500

Computers — 0.3%
Apple, Inc., Sr. Unsec’d. Notes
2.400%	05/03/23		746	726,394
4.650%	02/23/46		309	333,673
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A
8.350%	07/15/46		580	714,147
International Business Machines Corp., Sr. Unsec’d. Notes
3.625%	02/12/24		524	545,667

				2,319,881

Cosmetics/Personal Care
Revlon Consumer Products Corp., Gtd. Notes
5.750%	02/15/21		295	296,475

Distribution/Wholesale
HD Supply, Inc., Gtd. Notes, 144A
5.750%	04/15/24	(a)	310	327,267

Diversified Financial Services — 1.5%
Ahold Lease Pass-Through Trust (Netherlands), Pass-Through Certificates
8.620%	01/02/25		659	774,524
Ally Financial, Inc., Sr. Unsec’d. Notes
4.250%	04/15/21		560	565,249
American Express Credit Corp., Sr. Unsec’d. Notes
2.600%	09/14/20		144	145,204
Cantor Fitzgerald LP, Unsec’d. Notes, 144A
6.500%	06/17/22		595	635,350
Capital One Bank USA NA, Certificate of Deposit
1.700%	09/28/21		245	238,707

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Eaton Vance Corp., Sr. Unsec’d. Notes
3.625%	06/15/23	575	$583,962
Excalibur One 77B LLC, Gov’t. Gtd. Notes
1.492%	01/01/25	489	474,202
Export Leasing LLC, Gov’t. Gtd. Notes
1.859%	08/28/21	952	949,802
Gate Capital Cayman One Ltd. (Cayman Islands), Gov’t. Gtd. Notes
1.839%	03/27/21	760	758,676
Goldman Sachs Group, Inc. (The), Sub. Notes
5.150%	05/22/45	580	609,963
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A
3.290%	10/10/19	153	152,223
HSBC Finance Corp., Sub. Notes
6.676%	01/15/21	650	730,627
International Lease Finance Corp., Sr. Unsec’d. Notes
4.625%	04/15/21	575	595,844
National Rural Utilities Cooperative Finance Corp., Collateral Trust
10.375%	11/01/18	221	254,863
Premier Aircraft Leasing EXIM 1 Ltd., Gov’t. Gtd. Notes
3.576%	02/06/22	873	907,742
Salmon River Export LLC, Gov’t. Gtd. Notes
2.193%	09/15/26	474	468,456
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A
6.125%	07/11/21	700	791,442
Tagua Leasing LLC, Gov’t. Gtd. Notes
1.581%	11/16/24	396	384,570
1.900%	07/12/24	856	843,509

			10,864,915

Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc., Sr. Unsec’d. Notes
4.400%	11/01/34	685	676,085
4.862%	08/21/46	141	142,874

			818,959

Electric — 0.2%
Duke Energy Carolinas LLC, First Mortgage
5.300%	02/15/40	163	193,345
Duke Energy Progress LLC, First Mortgage
5.700%	04/01/35	463	552,610
Hydro-Quebec (Canada), Gov’t. Gtd. Notes
8.400%	03/28/25	167	222,382

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Electric (continued)
PacifiCorp, First Mortgage
3.850%	06/15/21		447	$473,740

				1,442,077

Engineering & Construction — 0.1%
SBA Tower Trust, Mortgage, 144A
2.933%	12/09/42		750	750,778

Foods — 0.2%
Kraft Heinz Foods Co., Sec’d. Notes, 144A
4.875%	02/15/25	(a)	650	701,204
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Gtd. Notes
4.875%	05/01/21		470	484,100

				1,185,304

Healthcare-Products
Becton Dickinson and Co., Sr. Unsec’d. Notes
7.000%	08/01/27		195	244,147

Home Builders — 0.1%
Lennar Corp., Gtd. Notes
4.750%	05/30/25		610	594,750

Insurance — 0.6%
AIG Life Holdings, Inc., Gtd. Notes
6.625%	02/15/29		600	732,200
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
2.750%	03/15/23		373	371,600
Manulife Financial Corp. (Canada), Sr. Unsec’d. Notes
4.900%	09/17/20		560	600,736
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A
7.625%	11/15/23		600	712,508
New England Mutual Life Insurance Co., Sub. Notes, 144A
7.875%	02/15/24		585	707,640
Old Republic International Corp., Sr. Unsec’d. Notes
4.875%	10/01/24		550	573,048
TIAA Asset Management Finance Co. LLC, Sr. Unsec’d. Notes, 144A
2.950%	11/01/19		765	778,205

				4,475,937

Machinery-Construction & Mining — 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes
3.400%	05/15/24		250	257,446
7.900%	12/15/18		341	380,615

				638,061

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Machinery-Diversified — 0.2%
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN
2.375%	07/14/20		218	$218,647
2.800%	03/06/23		499	499,013
Roper Technologies, Inc., Sr. Unsec’d. Notes
6.250%	09/01/19		625	687,463

				1,405,123

Media — 0.3%
21st Century Fox America, Inc., Gtd. Notes
3.000%	09/15/22		96	95,549
6.400%	12/15/35		256	305,830
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A
5.125%	05/01/23		600	617,999
Time Warner, Inc., Gtd. Notes
3.600%	07/15/25		265	263,516
7.625%	04/15/31		450	610,288
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN
2.350%	12/01/22		442	435,090

				2,328,272

Mining — 0.1%
Glencore Canada Corp. (Switzerland), Gtd. Notes
5.500%	06/15/17		575	584,222

Miscellaneous Manufacturing — 0.2%
Carlisle Cos., Inc., Sr. Unsec’d. Notes
3.750%	11/15/22		715	710,888
General Electric Co., Jr. Sub. Notes
5.000%(c)	12/29/49		802	832,235
Sr. Unsec’d. Notes
2.700%	10/09/22	(a)	292	291,946

				1,835,069

Oil & Gas — 0.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes
1.674%	02/13/18		127	127,128
3.216%	11/28/23		231	233,307
Chevron Corp., Sr. Unsec’d. Notes
2.355%	12/05/22		398	390,581
2.954%	05/16/26		229	225,261
CNOOC Nexen Finance 2014 ULC (China), Gtd. Notes
4.250%	04/30/24		295	301,814
ConocoPhillips Co., Gtd. Notes
2.400%	12/15/22	(a)	285	275,572
Exxon Mobil Corp., Sr. Unsec’d. Notes
2.222%	03/01/21		114	114,261

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum Corp., Sr. Unsec’d. Notes
3.125%	02/15/22	158	$161,492
Petroleos Mexicanos (Mexico), Gtd. Notes, 144A
5.375%	03/13/22	267	273,403
6.875%	08/04/26	270	284,849
Range Resources Corp., Gtd. Notes, 144A
5.000%	08/15/22	585	581,344
Reliance Industries Ltd. (India), Gov’t. Gtd. Notes
1.870%	01/15/26	1,025	1,001,608
Shell International Finance BV (Netherlands), Gtd. Notes
2.250%	01/06/23	383	370,119
Tesoro Corp., Gtd. Notes, 144A
4.750%	12/15/23	530	533,644
Total Capital International SA (France), Gtd. Notes
2.750%	06/19/21	306	309,614

			5,183,997

Pharmaceuticals — 0.1%
GlaxoSmithKline Capital, Inc. (United Kingdom), Gtd. Notes
5.650%	05/15/18	250	263,503
Merck & Co., Inc., Sr. Unsec’d. Notes
3.700%	02/10/45	214	204,058
Pfizer, Inc., Sr. Unsec’d. Notes
4.125%	12/15/46	377	383,508

			851,069

Pipelines — 0.1%
Kinder Morgan Energy Partners LP, Gtd. Notes
4.150%	02/01/24	465	471,346
5.000%	10/01/21	160	170,360

			641,706

Real Estate — 0.2%
Pershing Road Development Co. LLC, Sr. Sec’d. Notes, 144A^
1.331%(c)	09/01/26	1,502	1,343,845

Real Estate Investment Trusts (REITs) — 0.3%
GEO Group, Inc. (The), Gtd. Notes
5.125%	04/01/23	305	292,799
iStar, Inc., Sr. Unsec’d. Notes
4.000%	11/01/17	610	613,049
Omega Healthcare Investors, Inc., Gtd. Notes
5.875%	03/15/24	745	768,547

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP, Gtd. Notes
3.500%	02/01/25		600	$590,716

				2,265,111

Retail — 0.4%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes
7.000%	05/20/22		183	192,608
CVS Pass-Through Trust, Pass-Through Certificates
6.036%	12/10/28		611	684,857
Macy’s Retail Holdings, Inc., Gtd. Notes
8.500%	06/01/19		525	575,877
PetSmart, Inc., Sr. Unsec’d. Notes, 144A
7.125%	03/15/23	(a)	580	591,599
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes
6.500%	08/15/37		536	726,390

				2,771,331

Software — 0.5%
Broadridge Financial Solutions, Inc., Sr. Unsec’d. Notes
3.950%	09/01/20		775	812,601
Fidelity National Information Services, Inc., Gtd. Notes
5.000%	03/15/22		700	719,329
Microsoft Corp., Sr. Unsec’d. Notes
4.450%	11/03/45		633	674,410
Oracle Corp., Sr. Unsec’d. Notes
2.400%	09/15/23		301	291,609
2.500%	10/15/22		346	342,297
4.300%	07/08/34		675	697,939

				3,538,185

Telecommunications — 0.5%
AT&T, Inc., Sr. Unsec’d. Notes
3.400%	05/15/25		505	486,731
6.300%	01/15/38		500	568,270
Crown Castle Towers LLC, Sr. Sec’d. Notes, 144A
3.222%	05/15/22		700	711,571
Level 3 Financing, Inc., Gtd. Notes
5.375%	05/01/25		670	683,400
Rogers Communications, Inc. (Canada), Gtd. Notes
2.900%	11/15/26		313	294,862
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A
3.360%	03/20/23		580	581,085

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications (continued)
T-Mobile USA, Inc., Gtd. Notes
6.625%	04/01/23		625	$662,500

				3,988,419

Transportation — 0.5%
BNSF Railway Co. 2015-1 Pass-Through Trust, Pass-Through Certificates, 144A
3.442%	06/16/28		270	279,352
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust, Pass-Through Certificates
4.830%	01/15/23		640	667,756
5.720%	01/15/24		329	360,975
8.251%	01/15/21		62	68,765
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
4.550%	09/01/44		296	314,721
CSX Transportation, Inc., Sr. Sec’d. Notes
6.251%	01/15/23		352	405,638
FedeEx Corp. 1998 Pass-Through Trust, Pass-Through Certificates^
6.720%	07/15/23	A2	326	360,365
FedExCorp. 2012 Pass-Through Trust, Pass-Through Certificates, 144A
2.625%	01/15/18		55	55,126
Union Pacific Railroad Co. 2000 Pass-Through Trust, Pass-Through Certificates
8.000%	01/10/21		324	345,451
Union Pacific Railroad Co. 2004 Pass-Through Trust, Pass-Through Certificates
5.404%	07/02/25		488	522,009
Union Pacific Railroad Co. 2006 Pass-Through Trust, Pass-Through Certificates
5.866%	07/02/30		271	304,032

				3,684,190

TOTAL CORPORATE BONDS (cost $80,195,442)				79,756,616

FOREIGN GOVERNMENT BONDS — 0.1%
Province of Manitoba (Canada), Unsec’d. Notes
9.500%	09/15/18		92	103,555
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A
3.250%	10/26/26		391	370,677

TOTAL FOREIGN GOVERNMENT BONDS (cost $490,268)				474,232

MUNICIPAL BONDS — 1.1%
California — 0.4%
State of California, General Obligation Unlimited
7.600%	11/01/40		550	827,673
7.700%	11/01/30		760	907,857
7.950%	03/01/36		690	804,326

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
California (continued)
West Contra Costa Unified School District, General Obligation Unlimited
6.555%	08/01/24	225	$267,395

			2,807,251

Illinois — 0.1%
Chicago Transit Authority, Revenue Bonds
5.470%	12/01/23	550	611,237

Massachusetts
Massachusetts Development Finance Agency, Revenue Bonds
5.000%	07/15/36	235	295,315

New York
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
2.940%	08/01/23	445	447,096

Ohio — 0.1%
Ohio State University (The), Revenue Bonds
4.910%	06/01/40	940	1,075,453

Oregon — 0.1%
Port of Morrow, Revenue Bonds
3.371%	09/01/25	450	456,908

Pennsylvania — 0.1%
Philadelphia Authority for Industrial Development, Revenue Bonds
3.827%(s)	04/15/22	710	585,402

Texas — 0.1%
Cypress-Fairbanks Independent School District, General Obligation Unlimited
6.629%	02/15/38	665	726,526

Washington — 0.2%
Energy Northwest, Revenue Bonds
2.814%	07/01/24	705	702,836
Washington Suburban Sanitary Commission, General Obligation Unlimited
5.000%	06/01/26	750	922,815

			1,625,651

TOTAL MUNICIPAL BONDS (cost $8,635,866)			8,630,839

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Fannie Mae REMICS, Series 2003-49, Class YC
4.000%	06/25/23	125	130,599
Series 2005-121, Class DX
5.500%	01/25/26	259	279,944
Series 2010-135, Class EA
3.000%	01/25/40	16	16,484
FDIC Guaranteed Notes Trust, Series 2010-S1, Class 2A, 144A
3.250%	04/25/38	384	387,077

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FDIC Trust, Series 2011-R1, Class A, 144A
2.672%	07/25/26		200	$202,277
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1
1.941%(c)	07/25/44		31	30,717

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,062,247)				1,047,098

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
Federal Home Loan Mortgage Corp.
1.000%	08/25/21	(a)	1,225	1,219,082
1.000%	09/15/21		242	240,514
1.000%	09/30/21	(a)	1,030	1,025,766
2.500%	04/01/28		402	402,685
3.000%	11/01/42		242	242,017
3.000%	12/01/46		258	256,455
3.000%	12/01/46		246	244,910
3.500%	08/01/32		368	381,480
3.500%	04/01/34		293	302,953
3.500%	05/01/34		435	449,939
3.500%	08/01/34		621	641,935
3.500%	07/01/42		62	63,693
3.500%	06/01/46		229	234,221
3.500%	08/01/46		478	490,243
4.000%	01/01/40		687	727,418
4.500%	08/01/25		379	401,566
4.500%	06/01/31		194	209,483
4.500%	07/01/44		815	878,808
4.500%	08/01/46		205	220,698
5.000%	08/01/41		875	967,769
Federal National Mortgage Assoc., Notes
1.000%	07/28/21		1,225	1,213,445
2.125%	04/24/26		800	756,553
2.500%	07/01/26		280	285,399
3.000%	12/01/26		196	201,808
3.000%	12/01/30		381	391,575
3.000%	02/01/35		94	95,030
3.000%	07/01/43		827	827,016
3.000%	11/01/46		342	339,917
3.500%	04/01/32		112	116,782
3.500%	08/01/34		206	213,690
3.500%	10/01/34		299	310,033
3.500%	12/01/34		382	397,039
3.500%	02/01/41		301	308,378
3.500%	07/01/42		26	26,805
3.500%	06/01/45		897	922,900
3.500%	05/01/46		447	458,606
3.500%	06/01/46		865	887,814
4.000%	10/01/33		548	582,283
4.000%	10/01/34		338	359,358
4.000%	11/01/34		212	225,660
4.000%	04/01/39		747	792,619
4.000%	06/01/39		733	777,354
4.000%	12/01/40		377	399,566
4.000%	12/01/40		309	326,252
4.000%	01/01/41		25	26,411

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	02/01/41		200	$210,823
4.000%	03/01/45		742	786,034
4.000%	07/01/45		832	877,688
4.000%	07/01/46		515	542,439
4.500%	07/01/19		63	65,054
4.500%	12/01/29		193	208,008
4.500%	04/01/31		303	326,685
4.500%	08/01/40		639	688,754
4.500%	01/01/41		428	465,421
4.500%	06/01/41		161	173,607
5.000%	11/01/33		128	140,733
5.000%	06/01/40		184	200,830
5.000%	05/01/41		700	765,357
5.000%	10/01/41		276	302,189
5.500%	01/01/21		18	18,780
5.600%	05/15/37		817	829,570
5.625%	07/15/37		117	156,033
6.210%	06/05/36		2,879	2,942,894
Government National Mortgage Assoc.
2.000%	06/20/39		109	107,712
2.105%	03/16/37		361	359,248
2.337%(c)	10/16/40		206	206,161
2.500%	12/20/42		254	253,271
2.500%	09/20/43		226	226,373
2.750%(c)	11/16/44		324	322,408
3.500%	08/20/36		9	8,966
3.500%	01/15/42		352	366,696
3.500%	05/20/46		465	483,682
Overseas Private Investment Corp., Gov’t. Gtd. Notes
0.233%(s)	06/10/18		1,250	1,282,641
2.319%(s)	11/15/19		500	522,745
5.142%	12/15/23		674	725,952

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $35,762,770)				35,410,682

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bonds
2.250%	08/15/46	(a)	957	804,665
2.500%	02/15/46		1,221	1,084,973
2.500%	05/15/46		1,036	920,664
2.875%	08/15/45		374	359,902
2.875%	11/15/46		412	397,773
3.125%	08/15/44		4,450	4,503,885
3.750%	11/15/43		2,410	2,732,431
4.500%	02/15/36		2,760	3,492,261
5.250%	11/15/28		2,290	2,915,278
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	01/15/24		550	579,762
U.S. Treasury Notes
0.750%	12/31/17		1,091	1,089,210
0.875%	11/15/17		2,130	2,130,083
1.000%	09/15/17		6,360	6,369,934
1.375%	08/31/20		2,311	2,286,986
1.500%	12/31/18		389	391,264
1.625%	12/31/19		2,978	2,992,658
1.625%	02/15/26		150	140,156
1.625%	05/15/26		1,432	1,335,340
1.875%	10/31/17		1,404	1,415,736

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
2.000%	05/31/21		1,183	$1,190,255
2.000%	02/15/25		619	602,461
2.000%	11/15/26	(a)	379	364,654
2.375%	05/31/18		2,680	2,729,936
2.500%	08/15/23		1,095	1,114,419
2.750%	11/15/23		2,692	2,780,753

TOTAL U.S. TREASURY OBLIGATIONS (cost $45,854,885)				44,725,439

TOTAL LONG-TERM INVESTMENTS (cost $638,556,795)				663,916,693

			Shares
SHORT-TERM INVESTMENTS — 16.4%
AFFILIATED MUTUAL FUNDS — 16.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			80,291,643	80,291,643
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $39,268,165; includes $39,235,055 of cash collateral for securities on loan)(b)(w)			39,258,727	39,266,578

TOTAL AFFILIATED MUTUAL FUNDS (cost $119,559,807)(Note 4)				119,558,221

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.4%
U.S. Treasury Bills
0.621%	06/22/17		2,900	2,891,518

(cost $2,891,888)
TOTAL SHORT-TERM INVESTMENTS (cost $122,451,695)				122,449,739

TOTAL INVESTMENTS — 105.1% (cost $761,008,490)				786,366,432
Liabilities in excess of other assets(z) — (5.1)%				(38,138,776)

NET ASSETS — 100.0%				$748,227,656

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,945,413 and 0.3% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $38,257,437; cash collateral of $39,235,055 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
62	5 Year U.S. Treasury Notes	Mar. 2017	$7,318,016	$7,295,172	$(22,844)
59	10 Year U.S. Treasury Notes	Mar. 2017	7,360,570	7,332,594	(27,976)
24	20 Year U.S. Treasury Bonds	Mar. 2017	3,641,398	3,615,750	(25,648)
168	Mini MSCI EAFE Index	Mar. 2017	14,215,665	14,075,040	(140,625)
50	Russell 2000 Mini Index	Mar. 2017	3,466,345	3,392,250	(74,095)
266	S&P 500 E-Mini Index	Mar. 2017	29,826,013	29,741,459	(84,554)
12	S&P Mid Cap 400 E-Mini Index	Mar. 2017	2,029,098	1,990,920	(38,178)

					$(413,920)

A U.S. Treasury Obligation with a market value of $2,891,518 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$349,126,116	$115,307,854	$—
Preferred Stock	—	791,315	—
Unaffiliated Exchange Traded Fund	668,282	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	12,706,681	—
Certificates of Deposit	—	245,042	241,203
Commercial Mortgage-Backed Securities	—	14,785,294	—
Corporate Bonds	—	78,052,406	1,704,210
Foreign Government Bonds	—	474,232	—
Municipal Bonds	—	8,630,839	—
Residential Mortgage-Backed Securities	—	1,047,098	—
U.S. Government Agency Obligations	—	35,410,682	—
U.S. Treasury Obligation	—	47,616,957	—
Affiliated Mutual Funds	119,558,221	—	—
Other Financial Instruments*
Futures Contracts	(413,920)	—	—

Total	$468,938,699	$315,068,400	$1,945,413

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (5.2% represents investments purchased with collateral from securities on loan)	16.0%
Banks	6.8
U.S. Treasury Obligations	6.4
U.S. Government Agency Obligations	4.7
Insurance	3.7
Oil, Gas & Consumable Fuels	3.6
Diversified Financial Services	3.3
Pharmaceuticals	3.3
Software	3.3
Technology Hardware, Storage & Peripherals	2.7
Media	2.6
Industrial Conglomerates	2.2
Health Care Providers & Services	2.1
IT Services	2.1
Biotechnology	2.0
Commercial Mortgage-Backed Securities	2.0
Semiconductors & Semiconductor Equipment	2.0
Aerospace & Defense	1.8
Internet Software & Services	1.7
Non-Residential Mortgage-Backed Securities	1.7
Specialty Retail	1.7
Chemicals	1.5
Capital Markets	1.4
Beverages	1.3

Machinery	1.3%
Food Products	1.2
Municipal Bonds	1.2
Electric Utilities	1.1
Consumer Finance	0.9
Diversified Telecommunication Services	0.9
Household Durables	0.9
Airlines	0.8
Auto Components	0.8
Electronic Equipment, Instruments & Components	0.8
Electrical Equipment	0.7
Hotels, Restaurants & Leisure	0.7
Oil & Gas	0.7
Food & Staples Retailing	0.6
Automobiles	0.5
Communications Equipment	0.5
Energy Equipment & Services	0.5
Real Estate Management & Development	0.5
Telecommunications	0.5
Tobacco	0.5
Transportation	0.5
Building Products	0.4
Internet & Direct Marketing Retail	0.4
Metals & Mining	0.4
Multi-Utilities	0.4
Retail	0.4
Trading Companies & Distributors	0.4
Wireless Telecommunication Services	0.4
Auto Manufacturers	0.3
Commercial Services & Supplies	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Computers	0.3%
Health Care Equipment & Supplies	0.3
Multiline Retail	0.3
Real Estate Investment Trusts (REITs)	0.3
Textiles, Apparel & Luxury Goods	0.3
Containers & Packaging	0.2
Distributors	0.2
Electric	0.2
Equity Real Estate Investment Trusts (REITs)	0.2
Foods	0.2
Household Products	0.2
Life Sciences Tools & Services	0.2
Machinery-Diversified	0.2
Miscellaneous Manufacturing	0.2
Personal Products	0.2
Real Estate	0.2
Transportation Infrastructure	0.2
Apparel	0.1
Cable Television	0.1
Commercial Services	0.1

Construction & Engineering	0.1%
Construction Materials	0.1
Engineering & Construction	0.1
Home Builders	0.1
Independent Power & Renewable Electricity Producers	0.1
Machinery-Construction & Mining	0.1
Mining	0.1
Pipelines	0.1
Professional Services	0.1
Residential Mortgage-Backed Securities	0.1
Road & Rail	0.1
Foreign Government Bonds	0.1
Unaffiliated Exchange Traded Fund	0.1
Waste Disposable	0.1
Water Utilities	0.1

105.1
Liabilities in excess of other assets	(5.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$337,452	*
Interest rate contracts	—	—	Due from/to broker — variation margin futures	76,468	*

Total		$—		$413,920

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,917,368
Interest rate contracts	133,022

Total	$3,050,390

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(619,338)
Interest rate contracts	(65,955)

Total	$(685,293)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $63,670,545.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$38,257,437	$(38,257,437)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $38,257,437:
Unaffiliated investments (cost $641,448,683)	$666,808,211
Affiliated investments (cost $119,559,807)	119,558,221
Foreign currency, at value (cost $126,404)	126,956
Dividends and interest receivable	1,977,906
Tax reclaim receivable	466,943
Receivable for investments sold	109,480
Receivable for fund share sold	74,198
Receivable from affiliate	13,248
Prepaid expenses	5,529

Total Assets	789,140,692

LIABILITIES:
Payable to broker for collateral for securities on loan	39,235,055
Payable for investments purchased	1,217,412
Advisory fees payable	194,968
Accrued expenses and other liabilities	121,742
Payable for fund share repurchased	71,418
Due to broker-variation margin futures	46,527
Distribution fee payable	25,568
Affiliated transfer agent fee payable	346

Total Liabilities	40,913,036

NET ASSETS	$748,227,656

Net assets were comprised of:
Paid-in capital	$567,764,850
Retained earnings	180,462,806

Net assets, December 31, 2016	$748,227,656

Net asset value and redemption price per share, $748,227,656 / 56,355,756 outstanding shares of beneficial interest	$13.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $429,894, of which $54,937 is reimbursable by an affiliate)	$10,218,432
Interest income	5,473,560
Affiliated dividend income	492,808
Income from securities lending, net (including affiliated income of $122,143)	150,641

16,335,441

EXPENSES
Advisory fees	4,831,608
Distribution fee	1,793,060
Custodian and accounting fees	438,000
Audit fee	46,000
Trustees’ fees	18,000
Legal fees and expenses	11,000
Shareholders’ reports	10,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	485
Miscellaneous	27,549

Total expenses	7,192,702
Less: advisory fee waivers and/or expense reimbursement	(90,648)

Net expenses	7,102,054

NET INVESTMENT INCOME (LOSS)	9,233,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $8,504)	3,775,700
Futures transactions	3,050,390
Foreign currency transactions	(19,913)

6,806,177

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,586))	8,180,932
Futures	(685,293)
Foreign currencies	(10,579)

7,485,060

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	14,291,237

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,524,624

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$9,233,387	$8,175,679
Net realized gain (loss) on investment and foreign currency transactions	6,806,177	20,141,564
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,485,060	(38,663,771)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,524,624	(10,346,528)

FUND SHARE TRANSACTIONS:
Fund share sold [17,417,114 and 6,168,818 shares, respectively]	218,410,924	79,766,440
Fund share repurchased [19,496,663 and 6,173,341 shares, respectively]	(238,262,702)	(78,339,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(19,851,778)	1,427,411

CAPITAL CONTRIBUTIONS (NOTE 4)	433,057	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,105,903	(8,919,117)
NET ASSETS:
Beginning of year	744,121,753	753,040,870

End of year	$748,227,656	$744,121,753

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 89.9%
COMMON STOCKS — 76.2%	Shares	Value (Note 2)
Aerospace & Defense — 1.4%
Airbus SE (France)	19,065	$1,259,222
Astrotech Corp.*	26,333	39,236
B/E Aerospace, Inc.	186	11,195
Boeing Co. (The)	22,806	3,550,438
Cobham PLC (United Kingdom)	307,201	618,536
Dassault Aviation SA (France)	768	857,180
General Dynamics Corp.	88	15,194
Hexcel Corp.(a)	3,610	185,698
Huntington Ingalls Industries, Inc.	1,244	229,132
KLX, Inc.*	4,553	205,386
LIG Nex1 Co. Ltd. (South Korea)*	2,947	196,205
Northrop Grumman Corp.	1,121	260,722
Raytheon Co.	556	78,952
Rockwell Collins, Inc.	13,560	1,257,826
Rolls-Royce Holdings PLC (United Kingdom)*	2,428,156	2,992
Rolls-Royce Holdings PLC (United Kingdom) ((SGMX))*	54,941	451,261
Safran SA (France)	13,525	972,774
Tel-Instrument Electronics Corp.*	10,455	46,002
Textron, Inc.	4,038	196,085
United Technologies Corp.	15,089	1,654,056

		12,088,092

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.(a)	3,357	245,934
FedEx Corp.	3,208	597,330
United Parcel Service, Inc. (Class B Stock)	6,140	703,890

		1,547,154

Airlines — 0.7%
Air Arabia PJSC (United Arab Emirates)	433,353	156,873
Alaska Air Group, Inc.	8,330	739,121
American Airlines Group, Inc.(a)	65,933	3,078,412
Delta Air Lines, Inc.(a)	3,442	169,312
easyJet PLC (United Kingdom)	18,570	229,702
Flybe Group PLC (United Kingdom)*	106,424	57,700
Ryanair Holdings PLC (Ireland), ADR*	4,210	350,525
Spirit Airlines, Inc.*	3,130	181,102
United Continental Holdings, Inc.*	8,073	588,360

		5,551,107

Auto Components — 0.7%
Adient PLC*	8,160	478,175
Autoliv, Inc. (Sweden)	2,040	230,826
CIE Automotive SA (Spain)	6,791	132,150
Delphi Automotive PLC	8,967	603,927
Dometic Group AB (Sweden), 144A*	23,804	174,767
Gentex Corp.	9,462	186,307
Hyundai Mobis Co. Ltd. (South Korea)*	2,841	620,256
Koito Manufacturing Co. Ltd. (Japan)	14,700	776,307
Leoni AG (Germany)	16,311	579,952
Minth Group Ltd. (China)	70,000	217,347
Musashi Seimitsu Industry Co. Ltd. (Japan)	8,700	225,651
Nifco, Inc. (Japan)	4,300	226,564
Nippon Seiki Co. Ltd. (Japan)	17,000	361,676
Press Kogyo Co. Ltd. (Japan)	59,200	260,909
S&T Motiv Co. Ltd. (South Korea)*	2,373	95,991

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (cont’d.)
Stanley Electric Co. Ltd. (Japan)	24,300	$661,997
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)(g)	59,511	141,449
Workhorse Group, Inc.*	9,000	63,540

		6,037,791

Automobiles — 0.6%
Ferrari NV (Italy)	5,363	311,805
General Motors Co.	10,035	349,619
Honda Motor Co. Ltd. (Japan)	45,800	1,337,145
Mitsubishi Motors Corp. (Japan)	63,000	358,131
Suzuki Motor Corp. (Japan)	12,500	438,861
Tesla Motors, Inc.*(a)	7,345	1,569,553
Toyota Motor Corp. (Japan)	16,300	955,643

		5,320,757

Banks — 5.3%
Access National Corp.(a)	1,400	38,864
Auburn National Bancorporation, Inc.	390	12,211
Axis Bank Ltd. (India), GDR, RegS	19,072	625,562
Banco Bilbao Vizcaya Argentaria SA (Spain)	78,771	530,834
Bank Central Asia Tbk PT(Indonesia)	668,800	767,327
Bank of the Ryukyus Ltd. (Japan)	10,800	141,584
BNC Bancorp.	1,176	37,514
BNP Paribas SA (France)	25,825	1,643,454
Boston Private Financial Holdings, Inc.	11,925	197,359
CIT Group, Inc.	5,061	216,003
Citigroup, Inc.	39,654	2,356,637
Citizens Financial Group, Inc.	2,140	76,248
Citizens First Corp.	350	6,300
Community Bankers Trust Corp.*	1,100	7,975
County Bancorp, Inc.	600	16,182
DNB ASA (Norway)	58,615	870,157
Eagle Bancorp, Inc.*	4,130	251,724
East West Bancorp, Inc.	6,990	355,302
Erste Group Bank AG (Austria)*	24,146	705,963
Farmers Capital Bank Corp.	2,290	96,295
Fifth Third Bancorp.	61,745	1,665,263
FinecoBank Banca Fineco SpA (Italy)	26,600	148,726
First Business Financial Services, Inc.	2,800	66,416
First Internet Bancorp.	4,930	157,760
First Republic Bank	2,853	262,875
First US Bancshares, Inc.	2,000	22,300
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock), ADR(a)	98,200	706,058
Hawthorn Bancshares, Inc.	699	12,337
HDFC Bank Ltd. (India), ADR	16,145	979,679
Home BancShares, Inc.	9,880	274,368
ING Groep NV (Netherlands)	88,083	1,240,103
Investors Bancorp, Inc.	17,671	246,510
JPMorgan Chase & Co.	120,220	10,373,784
KBC Group NV (Belgium)	6,827	421,827
KeyCorp.	77,801	1,421,424
Lloyds Banking Group PLC (United Kingdom)	1,952,778	1,499,504
Mebuki Financial Group, Inc. (Japan)	45,300	167,426
National Bank of Canada (Canada)	13,950	566,561
Nordea Bank AB (Sweden)	104,031	1,152,729
Park National Corp.	1,590	190,259

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (cont’d.)
Plumas Bancorp.	400	$7,600
PNC Financial Services Group, Inc. (The)	562	65,732
Preferred Bank	2,044	107,146
Renasant Corp.	6,030	254,587
Royal Bank of Scotland Group PLC (United Kingdom)*	502,885	1,389,558
Signature Bank*	1,989	298,748
Standard Chartered PLC (United Kingdom)*	34,801	283,801
Sussex Bancorp.	500	10,450
SVB Financial Group*	2,159	370,614
Svenska Handelsbanken AB (Sweden) (Class A Stock)	113,630	1,573,828
TCF Financial Corp.	11,615	227,538
Turkiye Garanti Bankasi A/S (Turkey)	153,787	331,661
United Bancorp, Inc.	400	5,400
United Overseas Bank Ltd. (Singapore)	45,700	642,035
Unity Bancorp, Inc.	1,540	24,178
US Bancorp.	55,711	2,861,874
Van Lanschot NV (Netherlands)	7,305	153,553
Wells Fargo & Co.	92,925	5,121,097

		44,258,804

Beverages — 0.7%
Baron de Ley (Spain)*	820	103,353
Coca-Cola Bottling Co. Consolidated	210	37,559
Coca-Cola Co. (The)	7,212	299,010
Constellation Brands, Inc. (Class A Stock)	1,709	262,007
Diageo PLC (United Kingdom)	24,073	624,695
Dr. Pepper Snapple Group, Inc.	11,093	1,005,802
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	9,200	440,460
Molson Coors Brewing Co. (Class B Stock)	1,998	194,425
Monster Beverage Corp.*	1,740	77,152
National Beverage Corp.	3,530	180,312
PepsiCo, Inc.	23,588	2,468,012

		5,692,787

Biotechnology — 1.4%
Abcam PLC (United Kingdom)	31,758	299,833
Acceleron Pharma, Inc.*	3,520	89,830
Alexion Pharmaceuticals, Inc.*	11,945	1,461,471
Alkermes PLC*	3,660	203,423
Alnylam Pharmaceuticals, Inc.*	4,033	150,996
Aquinox Pharmaceuticals, Inc. (Canada)*(a)	1,377	22,734
Biogen, Inc.*	4,835	1,371,109
BioMarin Pharmaceutical, Inc.*	3,305	273,786
Bluebird Bio, Inc.*(a)	2,150	132,655
Celgene Corp.*	10,649	1,232,622
Celldex Therapeutics, Inc.*	4,602	16,291
CSL Ltd. (Australia)	3,987	288,340
Genus PLC (United Kingdom)	3,443	76,235
Gilead Sciences, Inc.	7,086	507,428
Grifols SA (Spain)	9,769	193,929
Grifols SA (Spain) (PRFC), ADR	92,114	1,480,272
Incyte Corp.*	4,048	405,893
Ionis Pharmaceuticals, Inc.*(a)	4,879	233,363
Regeneron Pharmaceuticals, Inc.*	87	31,937
Seattle Genetics, Inc.*	3,533	186,436
Shire PLC	19,496	1,113,213

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (cont’d.)
Shire PLC, ADR	2,502	$426,291
TESARO, Inc.*(a)	2,482	333,779
United Therapeutics Corp.*	1,335	191,479
Vertex Pharmaceuticals, Inc.*	10,383	764,916

		11,488,261

Building Products — 0.6%
American Woodmark Corp.*	2,340	176,085
Apogee Enterprises, Inc.	4,290	229,772
Assa Abloy AB (Sweden) (Class B Stock)	11,496	212,718
DIRTT Environmental Solutions (Canada)*	7,134	33,315
Johnson Controls International PLC	90,795	3,739,846
Lindab International AB (Sweden)	14,850	118,691
NCI Building Systems, Inc.*	7,112	111,303
Reliance Worldwide Corp. Ltd. (Australia)*	23,490	54,180
Sanwa Holdings Corp. (Japan)	33,000	313,862
Tarkett SA (France)	3,975	142,571
Tyman PLC (United Kingdom)	38,394	130,752

		5,263,095

Capital Markets — 3.3%
Ameriprise Financial, Inc.	16,114	1,787,687
Ashford, Inc.*	1,247	55,005
Avanza Bank Holding AB (Sweden)	5,237	211,749
Banca Generali SpA (Italy)	7,325	174,224
Bank of New York Mellon Corp. (The)	92,090	4,363,224
BlackRock, Inc.	403	153,358
BT Investment Management Ltd. (Australia)	24,701	188,685
CBOE Holdings, Inc.	11,516	850,917
Charles Schwab Corp. (The)	38,203	1,507,872
CME Group, Inc.	1,410	162,644
GAM Holding AG (Switzerland)*	42,353	490,155
Goldman Sachs Group, Inc. (The)	286	68,483
Greenhill & Co., Inc.	48	1,330
Intercontinental Exchange, Inc.	20,456	1,154,128
Intermediate Capital Group PLC (United Kingdom)	16,272	140,096
Intertrust NV (Netherlands), 144A	8,714	153,199
Investec PLC (South Africa)	132,653	870,023
IP Group PLC (United Kingdom)*	41,551	91,149
Julius Baer Group Ltd. (Switzerland)*	20,075	889,357
Morgan Stanley	125,807	5,315,346
Northern Trust Corp.	6,146	547,301
NorthStar Asset Management Group, Inc.	5,796	86,476
Partners Group Holding AG (Switzerland)	563	263,562
Rathbone Brothers PLC (United Kingdom)	3,301	80,438
Raymond James Financial, Inc.	3,627	251,242
S&P Global, Inc.	4,750	510,815
Saigon Securities, Inc. (Vietnam)	109,636	94,167
SEI Investments Co.	5,703	281,500
State Street Corp.	43,084	3,348,488
TD Ameritrade Holding Corp.	68,612	2,991,483
Vostok New Ventures Ltd. (Sweden), SDR*	19,254	157,025
Waddell & Reed Financial, Inc. (Class A Stock)	3,281	64,012

		27,305,140

Chemicals — 1.5%
Air Liquide SA (France)	6,259	695,995

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
Air Products & Chemicals, Inc.	6,068	$872,700
Air Water, Inc. (Japan)	29,000	522,398
Ashland Global Holdings, Inc.	12,149	1,327,764
Balchem Corp.	940	78,885
Calgon Carbon Corp.	7,759	131,903
Celanese Corp. (Class A Stock)	3,380	266,141
CF Industries Holdings, Inc.	4,121	129,729
E.I. du Pont de Nemours & Co.	13,912	1,021,141
Ecolab, Inc.	2,670	312,977
Fufeng Group Ltd. (China)*(g)	443,000	216,566
GCP Applied Technologies, Inc.*	1,207	32,287
Incitec Pivot Ltd. (Australia)	191,352	495,141
JSR Corp. (Japan)	36,400	572,949
Kansai Paint Co. Ltd. (Japan)	13,600	250,154
Koninklijke DSM NV (Netherlands)	11,997	718,950
Linde AG (Germany)	3,631	595,623
Nihon Parkerizing Co. Ltd. (Japan)	8,200	95,889
Nippon Shokubai Co. Ltd. (Japan)	12,500	778,464
Nippon Soda Co. Ltd. (Japan)	27,000	126,661
NOF Corp. (Japan)	6,000	57,557
Praxair, Inc.	4,759	557,707
RPM International, Inc.	25,345	1,364,321
Sherwin-Williams Co. (The)	670	180,056
Sumitomo Seika Chemicals Co. Ltd. (Japan)	6,600	258,477
Syngenta AG (Switzerland)	1,197	472,938
Taiyo Holdings Co. Ltd. (Japan)	4,600	178,340
Victrex PLC (United Kingdom)	16,124	383,407
WR Grace & Co.	2,977	201,364

		12,896,484

Commercial Services & Supplies — 0.4%
ARC Document Solutions, Inc.*	12,202	61,986
Brambles Ltd. (Australia)	55,765	497,652
Clean Harbors, Inc.*	2,880	160,272
Covanta Holding Corp.	4,500	70,200
Downer EDI Ltd. (Australia)	139,802	612,152
Edenred (France)	7,232	143,198
Healthcare Services Group, Inc.	4,511	176,696
KAR Auction Services, Inc.	3,511	149,639
Prosegur Cia de Seguridad SA (Spain)	22,656	141,382
Serco Group PLC (United Kingdom)*	141,375	249,419
Stericycle, Inc.*	7,673	591,128
Waste Connections, Inc. (Canada)	7,543	592,804

		3,446,528

Communications Equipment — 0.5%
Brocade Communications Systems, Inc.	16,048	200,440
Cisco Systems, Inc.	77,585	2,344,619
Harris Corp.	6,586	674,867
Lumentum Holdings, Inc.*	2,877	111,196
MRV Communications, Inc.*	4,600	37,490
Palo Alto Networks, Inc.*(a)	1,707	213,460
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	63,356	371,328
Viavi Solutions, Inc.*	13,787	112,778

		4,066,178

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV	3,810	$120,968
Comfort Systems USA, Inc.	6,319	210,423
SPIE SA (France)	7,118	149,814

		481,205

Construction Materials — 0.1%
Fletcher Building Ltd. (New Zealand)	58,358	428,800
James Hardie Industries PLC (Ireland)	13,870	218,945
Martin Marietta Materials, Inc.	1,036	229,505
Vulcan Materials Co.	2,956	369,943

		1,247,193

Consumer Finance — 0.4%
Ally Financial, Inc.	11,600	220,632
American Express Co.	7,559	559,971
Credit Saison Co. Ltd. (Japan)	57,600	1,025,043
Credito Real SAB de CV SOFOM ER (Mexico)	39,496	52,243
SLM Corp.*	14,040	154,721
Synchrony Financial	26,848	973,777

		2,986,387

Containers & Packaging — 0.5%
Amcor Ltd. (Australia)	78,154	841,159
Ball Corp.	31,919	2,396,159
Graphic Packaging Holding Co.	4,800	59,904
Huhtamaki OYJ (Finland)	4,075	151,023
International Paper Co.	15,460	820,308
Packaging Corp. of America	2,522	213,916
Silgan Holdings, Inc.	2,080	106,454

		4,588,923

Distributors
Core-Mark Holding Co., Inc.	3,500	150,745
Paltac Corp. (Japan)	8,700	205,191

		355,936

Diversified Consumer Services — 0.2%
Apollo Education Group, Inc.*	5,920	58,608
Benesse Holdings, Inc. (Japan)	36,100	991,847
Bright Horizons Family Solutions, Inc.*	2,240	156,845
Graham Holdings Co. (Class B Stock)	110	56,315
Service Corp. International	6,730	191,132
TAL Education Group (China), ADR*	2,400	168,360

		1,623,107

Diversified Financial Services — 0.1%
Banca Mediolanum SpA (Italy)	80,175	575,107
Cerved Information Solutions SpA (Italy)	11,397	94,469
Japan Securities Finance Co. Ltd. (Japan)	37,100	201,783

		871,359

Diversified Telecommunication Services — 1.0%
ATN International, Inc.	1,870	149,843
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	316,322	600,008
Nippon Telegraph & Telephone Corp. (Japan)	65,200	2,744,605
SBA Communications Corp. (Class A Stock)*	5,577	575,881

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Telecommunication Services (cont’d.)
Straight Path Communications, Inc. (Class B Stock)*(a)	3,270	$110,886
TDC A/S (Denmark)*	57,072	292,572
Telecom Italia SpA (Italy)*	364,485	264,541
Telefonica Deutschland Holding AG (Germany)	308,340	1,317,974
Telefonica SA (Spain)	99,853	921,882
Verizon Communications, Inc.	30,935	1,651,310

		8,629,502

Electric Utilities — 1.5%
American Electric Power Co., Inc.	22,437	1,412,634
Edison International	21,516	1,548,937
EDP — Energias do Brasil SA (Brazil)	201,798	830,827
Eversource Energy	4,701	259,636
Exelon Corp.	72,664	2,578,845
FirstEnergy Corp.	10,864	336,458
Great Plains Energy, Inc.	18,551	507,370
Hawaiian Electric Industries, Inc.	7,700	254,639
Iberdrola SA (Spain)	132,733	869,123
NextEra Energy, Inc.	14,480	1,729,781
OGE Energy Corp.	5,668	189,595
PG&E Corp.	35,255	2,142,446
Spark Energy, Inc. (Class A Stock)(a)	7,000	212,100
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	21,630	137,833

		13,010,224

Electrical Equipment — 0.4%
Generac Holdings, Inc.*	3,775	153,794
Kendrion NV (Netherlands)	4,352	122,513
Mitsubishi Electric Corp. (Japan)	75,700	1,052,924
Prysmian SpA (Italy)	16,199	415,187
Schneider Electric SE (France)	21,961	1,525,602
Sensata Technologies Holding NV*(a)	4,630	180,339

		3,450,359

Electronic Equipment, Instruments & Components — 0.7%
Avnet, Inc.	4,660	221,863
Cognex Corp.	3,688	234,631
Hexagon AB (Sweden) (Class B Stock)	28,930	1,030,369
Horiba Ltd. (Japan)	4,200	193,967
IPG Photonics Corp.*	1,650	162,872
Iteris, Inc.*	4,300	15,652
Keysight Technologies, Inc.*	12,753	466,377
Kyocera Corp. (Japan)	19,600	971,778
LightPath Technologies, Inc. (Class A Stock)*	26,100	40,194
LRAD Corp.	25,400	43,434
Nippon Ceramic Co. Ltd. (Japan)	8,000	136,688
Oxford Instruments PLC (United Kingdom)	17,669	158,884
Pure Technologies Ltd. (Canada)	3,300	11,798
Renishaw PLC (United Kingdom)	2,924	90,891
Sinbon Electronics Co. Ltd. (Taiwan)	52,529	114,267
TE Connectivity Ltd.	21,704	1,503,653
Venture Corp. Ltd. (Singapore)	21,100	143,715
VeriFone Systems, Inc.*	4,417	78,313
Zebra Technologies Corp. (Class A Stock)*	2,119	181,725

		5,801,071

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services — 0.2%
Baker Hughes, Inc.	2,123	$137,931
Dril-Quip, Inc.*	3,930	235,997
Natural Gas Services Group, Inc.*	3,700	118,955
Oceaneering International, Inc	4,889	137,919
Oil States International, Inc.*	4,700	183,300
Schlumberger Ltd.	3,037	254,956
Superior Energy Services, Inc.*	9,004	151,988
Weatherford International PLC*	815	4,067
WorleyParsons Ltd. (Australia)*	21,111	146,954

		1,372,067

Equity Real Estate Investment Trusts (REITs) — 5.3%
Acadia Realty Trust(a)	16,491	538,926
Alexandria Real Estate Equities, Inc.	6,636	737,459
American Campus Communities, Inc.	6,924	344,607
American Homes 4 Rent (Class A Stock)	8,775	184,100
American Tower Corp.	35,015	3,700,385
Ashford Hospitality Prime, Inc.	9,718	132,651
Ashford Hospitality Trust, Inc.	440	3,414
AvalonBay Communities, Inc.	9,816	1,738,904
Axiare Patrimonio SOCIMI SA (Spain)	25,335	368,443
Boston Properties, Inc.(a)	6,988	878,951
Camden Property Trust	12,385	1,041,207
Care Capital Properties, Inc.	6,500	162,500
Concentradora Fibra Danhos SA de CV (Mexico)*	70,000	105,998
Crown Castle International Corp.	22,325	1,937,140
DCT Industrial Trust, Inc.	15,156	725,669
Douglas Emmett, Inc.(a)	29,898	1,093,071
EastGroup Properties, Inc.	4,599	339,590
Education Realty Trust, Inc.	2,161	91,410
Equinix, Inc.	464	165,838
Equity Residential(a)	25,246	1,624,833
Essex Property Trust, Inc.(a)	5,538	1,287,585
Federal Realty Investment Trust(a)	6,494	922,862
Fibra Uno Administracion SA de CV (Mexico)	200,300	306,108
First Potomac Realty Trust	14,897	163,420
Gecina SA (France)	7,444	1,028,154
General Growth Properties, Inc.(a)	105,784	2,642,484
GEO Group, Inc. (The)	5,200	186,836
Healthcare Realty Trust, Inc.	23,786	721,192
Highwoods Properties, Inc.	7,857	400,786
Hoshino Resorts REIT, Inc. (Japan)	34	177,412
Host Hotels & Resorts, Inc.(a)	33,172	624,960
Independence Realty Trust, Inc.	1,351	12,051
Investors Real Estate Trust(a)	22,507	160,475
Invincible Investment Corp. (Japan)	138	62,035
Iron Mountain, Inc.	8,725	283,388
Kilroy Realty Corp.	10,354	758,120
Kimco Realty Corp.	33,464	841,954
Macerich Co. (The)(a)	15,844	1,122,389
MGM Growth Properties LLC (Class A Stock)(a)	6,824	172,715
Mitsui Fudosan Logistics Park, Inc. (Japan)*	53	150,933
Mori Hills REIT Investment Corp. (Japan)	115	155,304
New York REIT, Inc.	21,100	213,532
NorthStar Realty Europe Corp.	13,492	169,594
NorthStar Realty Finance Corp.	9,178	139,047

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Paramount Group, Inc.	35,330	$564,927
Park Hotels & Resorts, Inc.*	15,520	464,048
Pebblebrook Hotel Trust	11,050	328,738
Power REIT*	392	2,744
Prologis, Inc.	31,485	1,662,093
PS Business Parks, Inc.	2,729	317,983
Public Storage	5,837	1,304,570
Ramco-Gershenson Properties Trust	6,107	101,254
Rayonier, Inc.	4,890	130,074
Regency Centers Corp.(a)	16,167	1,114,715
RLJ Lodging Trust	17,924	438,959
Select Income REIT	5,597	141,044
Simon Property Group, Inc.	13,525	2,402,987
SL Green Realty Corp.	11,199	1,204,452
STAG Industrial, Inc.	6,278	149,856
Sunstone Hotel Investors, Inc.	26,472	403,698
Taubman Centers, Inc.	2,710	200,350
Terreno Realty Corp.	12,464	355,099
Urban Edge Properties	25,784	709,318
VEREIT, Inc.	100,826	852,988
Vornado Realty Trust(a)	9,218	962,083
Weingarten Realty Investors	21,276	761,468
Weyerhaeuser Co.	35,783	1,076,710
Xenia Hotels & Resorts, Inc.	5,600	108,752

		44,377,342

Food & Staples Retailing — 1.2%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	9,442	428,130
Booker Group PLC (United Kingdom)	31,137	67,306
Casey’s General Stores, Inc.	2,070	246,082
Costco Wholesale Corp.	3,879	621,067
CP ALL PCL (Thailand)	250,100	436,499
CVS Health Corp.	4,934	389,342
GS Retail Co. Ltd. (South Korea)*	3,375	132,944
Koninklijke Ahold Delhaize NV (Netherlands)	43,232	910,599
Majestic Wine PLC (United Kingdom)(a)	33,141	129,080
PriceSmart, Inc.	600	50,100
Rite Aid Corp.*	26,833	221,104
Seven & i Holdings Co. Ltd. (Japan)	26,000	988,758
Sprouts Farmers Market, Inc.*	5,212	98,611
United Natural Foods, Inc.*	1,080	51,538
Walgreens Boots Alliance, Inc.	51,947	4,299,134
Wal-Mart Stores, Inc.	13,101	905,541

		9,975,835

Food Products — 1.6%
Bunge Ltd.	14,038	1,014,105
Cal-Maine Foods, Inc.(a)	3,420	151,079
China Mengniu Dairy Co. Ltd. (China)	303,000	580,989
CJ CheilJedang Corp. (South Korea)*	398	117,752
Dean Foods Co.	4,600	100,188
Edita Food Industries SAE (Egypt), GDR, 144A(g)	3,964	17,442
Edita Food Industries SAE (Egypt), GDR, RegS(g)	10,319	45,404
Farmer Brothers Co.*	4,520	165,884
Flowers Foods, Inc.(a)	5,975	119,321
General Mills, Inc.	8,306	513,062

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (cont’d.)
Hain Celestial Group, Inc. (The)*	2,120	$82,744
Ingredion, Inc.	490	61,230
J.M. Smucker Co. (The)	642	82,215
Kraft Heinz Co. (The)	522	45,581
Mayora Indah Tbk PT (Indonesia)(g)	1,565,000	190,959
McCormick & Co., Inc	3,759	350,827
Mondelez International, Inc. (Class A Stock)	45,564	2,019,852
Nestle SA (Switzerland)	48,958	3,507,233
Sakata Seed Corp. (Japan)	1,000	28,205
Tyson Foods, Inc. (Class A Stock)	64,942	4,005,623
Zhou Hei Ya International Holdings Co. Ltd. (China), 144A*	347,000	304,288

		13,503,983

Gas Utilities — 0.2%
Atmos Energy Corp.	12,322	913,676
Enagas SA (Spain)	11,074	280,652
Gas Natural SDG SA (Spain)	13,529	254,526
National Fuel Gas Co.	2,837	160,688
WGL Holdings, Inc.	3,350	255,538

		1,865,080

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	20,631	792,437
ABIOMED, Inc.*	840	94,651
Alere, Inc.*	2,250	87,683
Align Technology, Inc.*	1,260	121,124
Ambu A/S (Denmark) (Class B Stock)	5,009	200,819
Becton, Dickinson and Co.	25,698	4,254,304
BioLife Solutions, Inc.*	11,800	19,116
BioMerieux (France)	923	137,763
C.R. Bard, Inc.	261	58,636
Cochlear Ltd. (Australia)	2,627	231,861
ConvaTec Group PLC (United Kingdom), 144A*	95,963	276,623
Cooper Cos., Inc. (The)	3,662	640,594
Danaher Corp.	62,843	4,891,699
DENTSPLY SIRONA, Inc.	18,296	1,056,228
DexCom, Inc.*(a)	2,660	158,802
Eiken Chemical Co. Ltd. (Japan)	4,600	120,940
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand) (Class C Stock)	52,611	311,172
GN Store Nord A/S (Denmark)	21,125	436,872
Hologic, Inc.*	23,145	928,577
IDEXX Laboratories, Inc.*	330	38,699
Insulet Corp.*	4,241	159,801
Intuitive Surgical, Inc.*	2,563	1,625,378
LivaNova PLC (XLON)*	1,246	57,397
LivaNova PLC (XNGS)*	10,830	487,025
Medtronic PLC	45,878	3,267,890
Nakanishi, Inc. (Japan)	2,300	88,898
Nevro Corp.*	930	67,574
Nikkiso Co. Ltd. (Japan)	18,000	170,675
Olympus Corp. (Japan)	15,500	534,049
Osstem Implant Co. Ltd. (South Korea)*	3,151	158,025
ResMed, Inc.(a)	2,058	127,699
Smith & Nephew PLC (United Kingdom)	50,173	753,062
STERIS PLC	2,780	187,344
Stryker Corp.	17,952	2,150,829

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (cont’d.)
Teleflex, Inc.	780	$125,697
West Pharmaceutical Services, Inc.	1,680	142,514
Wright Medical Group NV*(a)	6,636	152,495

		25,114,952

Health Care Providers & Services — 2.1%
Aetna, Inc.	27,835	3,451,818
Amplifon SpA (Italy)	13,404	127,650
Anthem, Inc.	9,155	1,316,214
Cardinal Health, Inc.	70	5,038
Centene Corp.*	5,696	321,881
Chemed Corp.	830	133,140
Cigna Corp.	5,922	789,936
Diplomat Pharmacy, Inc.*(a)	2,610	32,886
Fresenius Medical Care AG & Co. KGaA (Germany)	1,394	117,823
Fresenius SE & Co. KGaA (Germany)	12,554	979,351
Georgia Healthcare Group PLC (Georgia), 144A*(g)	38,320	168,417
HCA Holdings, Inc.*	29,143	2,157,165
Henry Schein, Inc.*	238	36,107
Humana, Inc.	2,616	533,742
Integrated Diagnostics Holdings PLC (Egypt), 144A(g)	25,690	86,704
McKesson Corp.	5,189	728,795
MEDNAX, Inc.*	2,666	177,716
Miraca Holdings, Inc. (Japan)	15,600	697,725
Molina Healthcare, Inc.*	211	11,449
Odontoprev SA (Brazil)	31,600	122,334
Primary Health Care Ltd. (Australia)	122,130	358,756
Select Medical Holdings Corp.*	8,775	116,269
UnitedHealth Group, Inc.	28,720	4,596,349
WellCare Health Plans, Inc.*	1,300	178,204

		17,245,469

Health Care Technology
athenahealth, Inc.*(a)	1,373	144,398
Simulations Plus, Inc.	9,400	90,710

		235,108

Hotels, Restaurants & Leisure — 1.3%
Alsea SAB de CV (Mexico)	27,000	77,133
Bloomin’ Brands, Inc.	8,147	146,890
Brinker International, Inc.(a)	2,540	125,806
Buffalo Wild Wings, Inc.*	440	67,936
Carnival Corp.	12,768	664,702
Carrols Restaurant Group, Inc.*	6,500	99,125
Cheesecake Factory, Inc. (The)	1,240	74,251
Denny’s Corp.*	12,915	165,699
Domino’s Pizza, Inc.	1,804	287,269
Dunkin’ Brands Group, Inc.	1,400	73,416
Hilton Grand Vacations, Inc.*	6,938	180,375
Hilton Worldwide Holdings, Inc.*	26,841	1,493,993
Hilton Worldwide Holdings, Inc.	660	17,952
Las Vegas Sands Corp.	20,377	1,088,336
Marriott International, Inc.. (Class A Stock)	19,697	1,628,548
McDonald’s Corp.	2,100	255,612
MGM Resorts International*	43,306	1,248,512
Norwegian Cruise Line Holdings Ltd.*	28,320	1,204,450

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (cont’d.)
Paddy Power Betfair PLC (Ireland)	1,486	$158,121
Penn National Gaming, Inc.*	8,854	122,097
Royal Caribbean Cruises Ltd.	3,795	311,342
Skylark Co. Ltd. (Japan)	14,800	195,171
Starbucks Corp.	5,161	286,539
William Hill PLC (United Kingdom)	164,067	586,009
Yum! Brands, Inc.	10,502	665,092

		11,224,376

Household Durables — 0.3%
Cairn Homes PLC (Ireland)*	96,649	137,187
DFS Furniture PLC (United Kingdom)	39,401	110,322
Fujitsu General Ltd. (Japan)	12,000	253,454
Haier Electronics Group Co. Ltd. (Hong Kong)	105,000	164,720
Hangzhou Robam Appliances Co. Ltd. (China) (Class A Stock)	28,064	148,108
Hanssem Co. Ltd. (South Korea)*	872	143,357
Lennar Corp. (Class A Stock)	9,672	415,219
MDC Holdings, Inc.	5,978	153,395
Panasonic Corp. (Japan)	35,700	362,075
Skyline Corp.*	9,688	149,776
Suofeiya Home Collection Co. Ltd. (China) (Class A Stock)(g)	24,800	192,624
Tempur Sealy International, Inc.*(a)	2,560	174,797
Toll Brothers, Inc.*	5,000	155,000
UCP, Inc. (Class A Stock)*	9,167	110,462

		2,670,496

Household Products — 0.3%
Colgate-Palmolive Co.	4,491	293,891
Procter & Gamble Co. (The)	5,851	491,952
Reckitt Benckiser Group PLC (United Kingdom)	7,947	673,178
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	31,467	885,687

		2,344,708

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	49,876	579,559
Electric Power Development Co. Ltd. (Japan)	7,100	162,956
NRG Energy, Inc.	35,742	438,197

		1,180,712

Industrial Conglomerates — 1.5%
Carlisle Cos., Inc.	207	22,830
CK Hutchison Holdings Ltd. (Hong Kong)	224,112	2,529,879
DCC PLC (United Kingdom)	3,470	257,930
General Electric Co.	128,925	4,074,030
Honeywell International, Inc.	15,172	1,757,676
Jardine Matheson Holdings Ltd. (Hong Kong)	14,600	806,650
Roper Technologies, Inc.	16,703	3,057,985

		12,506,980

Insurance — 3.6%
AIA Group Ltd. (Hong Kong)	524,200	2,936,485
American International Group, Inc.	23,319	1,522,964
Aon PLC	10,809	1,205,528

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (cont’d.)
Argo Group International Holdings Ltd.	1,140	$75,126
Aspen Insurance Holdings Ltd. (Bermuda)	2,940	161,700
Aviva PLC (United Kingdom)	331,243	1,973,104
Axis Capital Holdings Ltd.	4,260	278,050
BB Seguridade Participacoes SA (Brazil)	62,300	541,706
Chubb Ltd.	10,618	1,402,850
CNA Financial Corp.	4,576	189,904
CNO Financial Group, Inc.	7,653	146,555
Direct Line Insurance Group PLC (United Kingdom)	100,052	455,354
Everest Re Group Ltd.	705	152,562
First American Financial Corp.	4,386	160,659
FNF Group	10,746	364,934
Hanover Insurance Group, Inc. (The)	1,920	174,739
Investors Title Co.	40	6,327
Korean Reinsurance Co. (South Korea)*	12,143	114,536
Markel Corp.*	305	275,873
Marsh & McLennan Cos., Inc.	56,425	3,813,766
MetLife, Inc.	29,366	1,582,534
Muenchener Rueckversicherungs– Gesellschaft AG in Muenchen (Germany)	1,274	240,631
Old Republic International Corp.	13,104	248,976
Progressive Corp. (The)	11,826	419,823
Prudential PLC (United Kingdom)	74,620	1,489,236
RSA Insurance Group PLC (United Kingdom)	164,145	1,183,709
Sampo OYJ (Finland) (Class A Stock)	25,162	1,124,812
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	2,016	447,948
Tokio Marine Holdings, Inc. (Japan)	50,000	2,047,154
Willis Towers Watson PLC	8,678	1,061,146
XL Group Ltd. (Ireland)	64,834	2,415,715
Zurich Insurance Group AG (Switzerland)	5,835	1,603,574

		29,817,980

Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.*	14,174	10,628,657
Ctrip.com International Ltd. (China), ADR*(a)	19,229	769,160
Groupon, Inc.*	713	2,367
Interpark Corp. (South Korea)*(g)	6,433	54,289
Netflix, Inc.*	10,348	1,281,082
Priceline Group, Inc. (The)*	4,399	6,449,198
Shop Apotheke Europe NV (Netherlands), 144A*	2,735	77,733
Takkt AG (Germany)	5,996	135,491
Wayfair, Inc. (Class A Stock)*(a)	4,810	168,591
Yoox Net-A-Porter Group SpA (Italy)*	12,335	348,799

		19,915,367

Internet Software & Services — 3.1%
2U, Inc.*(a)	3,000	90,450
58.com, Inc. (China), ADR*(a)	10,976	307,328
Addcn Technology Co. Ltd. (Taiwan)(g)	10,836	67,662
AfreecaTV Co. Ltd. (South Korea)*	6,586	134,018
Alibaba Group Holding Ltd. (China), ADR*(a)	24,242	2,128,690
Alphabet, Inc. (Class A Stock)*	2,730	2,163,389
Alphabet, Inc. (Class C Stock)*	7,556	5,831,872

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (cont’d.)
Baidu, Inc. (China), ADR*(a)	3,833	$630,184
Cornerstone OnDemand, Inc.*	74	3,131
CoStar Group, Inc.*	868	163,609
Facebook, Inc. (Class A Stock)*	57,056	6,564,293
Gogo, Inc.*(a)	4,910	45,270
j2 Global, Inc.(a)	2,410	197,138
Just Eat PLC (United Kingdom)*	40,078	287,983
Kakaku.com, Inc. (Japan)	6,300	104,096
Mail.Ru Group Ltd. (Russia), GDR, RegS*	6,824	125,220
MercadoLibre, Inc. (Argentina)(a)	6,787	1,059,722
NAVER Corp. (South Korea)*	1,028	658,308
Pandora Media, Inc.*(a)	7,758	101,164
RetailMeNot, Inc.*	6,914	64,300
Scout24 AG (Germany), 144A*	13,878	494,624
Shopify, Inc. (Canada) (Class A Stock)*	4,097	176,067
Takeaway.Com Holding BV (Netherlands), 144A*	5,608	138,770
Tencent Holdings Ltd. (China)	114,700	2,781,144
Twitter, Inc.*	5,400	88,020
VeriSign, Inc.*(a)	7,332	557,745
Yahoo Japan Corp. (Japan)	200,600	768,290
YY, Inc. (China), ADR*	5,000	197,100
Zillow Group, Inc. (Class A Stock)*(a)	3,950	143,978
Zillow Group, Inc. (Class C Stock)*	320	11,670

		26,085,235

IT Services — 2.7%
Accenture PLC (Class A Stock)	11,533	1,350,860
Amadeus IT Group SA (Spain) (Class A Stock)	24,049	1,090,725
Automatic Data Processing, Inc.	10,852	1,115,369
Black Knight Financial Services, Inc. (Class A Stock)*(a)	11,244	425,023
CSG Systems International, Inc.	4,842	234,353
EPAM Systems, Inc.*	3,190	205,149
Fidelity National Information Services, Inc.	14,473	1,094,738
First Data Corp. (Class A Stock)*	12,300	174,537
Fiserv, Inc.*	13,660	1,451,785
FleetCor Technologies, Inc.*	2,034	287,852
Gartner, Inc.*	199	20,113
Global Payments, Inc.	349	24,224
Helios & Matheson Analytics, Inc.*(a)	14,900	49,170
Indra Sistemas SA (Spain)*	35,700	390,468
Infosys Ltd. (India), ADR(a)	36,986	548,502
Jack Henry & Associates, Inc.	2,431	215,824
Leidos Holdings, Inc.	1,480	75,687
Mastercard, Inc. (Class A Stock)	42,428	4,380,691
MAXIMUS, Inc.	2,910	162,349
PayPal Holdings, Inc.*	54,463	2,149,655
Paysafe Group PLC (Isle of Man)*	41,619	190,141
Sabre Corp.(a)	16,351	407,957
Syntel, Inc.	2,650	52,444
Travelport Worldwide Ltd.	6,200	87,420
TravelSky Technology Ltd. (China) (Class H Stock)	110,000	230,536
Visa, Inc. (Class A Stock)(a)	74,616	5,821,540
WEX, Inc.*	1,560	174,096

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (cont’d.)
Wirecard AG (Germany)(a)	13,445	$576,893

		22,988,101

Leisure Products — 0.3%
Brunswick Corp.	4,885	266,428
Mattel, Inc.(a)	53,277	1,467,781
Polaris Industries, Inc.(a)	1,624	133,801
Smith & Wesson Holding Corp.*(a)	5,500	115,940
Thule Group AB (Sweden), 144A	12,315	192,257

		2,176,207

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	41,007	1,868,279
Bio-Techne Corp.	1,513	155,582
Cambrex Corp.*	4,150	223,893
Charles River Laboratories International, Inc.*	1,610	122,666
Eurofins Scientific SE (Luxembourg)	608	259,036
Illumina, Inc.*	39	4,994
INC Research Holdings, Inc. (Class A Stock)*	3,810	200,406
PAREXEL International Corp.*	2,370	155,756
Quintiles IMS Holdings, Inc.*	592	45,022
Tecan Group AG (Switzerland)	2,055	320,478
Thermo Fisher Scientific, Inc	27,031	3,814,074

		7,170,186

Machinery — 1.2%
Aalberts Industries NV (Netherlands)	4,994	161,796
Colfax Corp.*	4,779	171,709
Douglas Dynamics, Inc.	5,225	175,821
FANUC Corp. (Japan)	2,900	485,154
Flowserve Corp.(a)	10,307	495,251
Fortive Corp.	27,548	1,477,399
Fujitec Co. Ltd. (Japan)	28,300	331,031
GEA Group AG (Germany)	21,368	857,510
Graco, Inc.	3,141	260,986
IDEX Corp.	70	6,304
Illinois Tool Works, Inc.	12,672	1,551,813
Lincoln Electric Holdings, Inc.	2,415	185,158
Manitowoc Co., Inc. (The)	110	658
Manitowoc Foodservice, Inc.*	4,410	85,245
METAWATER Co. Ltd. (Japan)	8,600	203,342
Middleby Corp. (The)*	2,025	260,840
Miura Co. Ltd. (Japan)	7,400	112,262
Nabtesco Corp. (Japan)	7,000	162,267
Norma Group SE (Germany)	6,413	273,172
Obara Group, Inc. (Japan)	7,500	333,822
Omega Flex, Inc.	1,230	68,585
Oshkosh Corp.	2,644	170,829
PACCAR, Inc.	4,249	271,511
Pentair PLC (United Kingdom)	3,718	208,468
Proto Labs, Inc.*(a)	1,220	62,647
SFS Group AG (Switzerland)*	2,084	170,005
Spirax-Sarco Engineering PLC (United Kingdom)	2,728	140,396
Stabilus SA (Germany)	3,016	162,018
Sulzer AG (Switzerland)	1,043	107,370
Trinity Industries, Inc.(a)	7,100	197,096

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (cont’d.)
VAT Group AG (Switzerland), 144A*	2,473	$206,045
WABCO Holdings, Inc.*	1,895	201,154
Wabtec Corp.	3,149	261,430

		9,819,094

Marine — 0.1%
AP Moller – Maersk A/S (Denmark) (Class B Stock)	226	360,236
Kirby Corp.*	2,216	147,364
SITC International Holdings Co. Ltd. (China)	281,000	170,490

		678,090

Media — 2.5%
A.H. Belo Corp. (Class A Stock)	20,867	132,505
Aimia, Inc. (Canada)	54,000	357,144
Altice NV (Netherlands) (Class A Stock)*	36,182	716,040
Ascential PLC (United Kingdom)	71,848	238,680
Astro Malaysia Holdings Bhd (Malaysia)	564,500	326,881
BEC World PCL (Thailand)(g)	120,300	55,765
BEC World PCL (Thailand), NVDR(g)	54,200	25,092
Charter Communications, Inc. (Class A Stock)*	2,162	622,483
Comcast Corp. (Class A Stock)	80,172	5,535,877
CTS Eventim AG & Co. KGaA (Germany)	5,270	165,954
CyberAgent, Inc. (Japan)	16,800	413,644
Daiichikosho Co. Ltd. (Japan)	3,500	138,142
Daily Journal Corp.*(a)	320	77,376
DISH Network Corp. (Class A Stock)*	883	51,152
Ebiquity PLC (United Kingdom)(g)	44,697	54,698
Eutelsat Communications SA (France)	17,823	344,656
Gannett Co., Inc.	2,900	28,159
Havas SA (France)	12,166	102,432
Huntsworth PLC (United Kingdom)	72,522	33,903
Liberty Broadband Corp. (Class C Stock)*	350	25,925
Liberty Global PLC (United Kingdom) (Class A Stock)*	13,524	413,699
Liberty Global PLC (United Kingdom) (Class C Stock)*	79,758	2,368,813
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	1,592	34,960
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	15,868	335,926
Liberty Media Corp. (Class A Stock)*	801	25,111
Liberty Media Corp. (Class C Stock)*	963	30,171
Liberty Media Corp-SiriusXM (Class C Stock)*	10,986	372,645
Live Nation Entertainment, Inc.*	2,000	53,200
Major Cineplex Group PCL (Thailand)	84,400	77,187
Omnicom Group, Inc.(a)	13,126	1,117,154
Publicis Groupe SA (France)	8,054	554,959
Sirius XM Holdings, Inc.(a)	177,288	788,932
Sky PLC (United Kingdom)	78,694	959,359
Surya Citra Media Tbk PT (Indonesia)	435,800	90,130
Tele Columbus AG (Germany), 144A*	27,453	228,231
Time Warner, Inc	7,224	697,333
Twenty-First Century Fox, Inc. (Class B Stock)	35,750	974,188
Walt Disney Co. (The)	13,038	1,358,820
WPP PLC (United Kingdom)	56,369	1,254,411

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (cont’d.)
YouGov PLC (United Kingdom)(g)	64,559	$198,886

		21,380,623

Metals & Mining — 0.4%
Compass Minerals International, Inc.(a)	1,360	106,556
Franco-Nevada Corp. (Canada)	3,483	208,144
Hitachi Metals Ltd. (Japan)	69,100	930,322
Kaiser Aluminum Corp.	2,800	217,532
MMC Norilsk Nickel PJSC (Russia), ADR	36,496	612,768
Nisshin Steel Co. Ltd. (Japan)	15,300	187,918
Real Industry, Inc.*	5,800	35,380
Reliance Steel & Aluminum Co.	2,415	192,089
Royal Gold, Inc.	1,400	88,690
South32 Ltd. (Australia)	323,764	637,348

		3,216,747

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	9,010	163,351
Annaly Capital Management, Inc.	14,131	140,886
Apollo Commercial Real Estate Finance, Inc.	11,255	187,058
Cherry Hill Mortgage Investment Corp.	8,300	150,977
CIM Commercial Trust Corp.	1,400	21,630
CYS Investments, Inc.	13,359	103,265
Ellington Residential Mortgage REIT	10,322	134,289
MTGE Investment Corp.	8,084	126,919
Redwood Trust, Inc.(a)	9,715	147,765
Sutherland Asset Management Corp.	8,108	109,053
Two Harbors Investment Corp.	9,300	81,096

		1,366,289

Multiline Retail — 0.4%
Dollar General Corp	36,000	2,666,520
Next PLC (United Kingdom)	14,917	915,099

		3,581,619

Multi-Utilities — 0.4%
Black Hills Corp.(a)	2,095	128,507
DTE Energy Co.	14,294	1,408,102
National Grid PLC (United Kingdom)	47,408	553,906
Sempra Energy	6,029	606,759
WEC Energy Group, Inc.	6,259	367,090

		3,064,364

Oil, Gas & Consumable Fuels — 2.9%
Alon USA Energy, Inc.	4,904	55,808
Canadian Natural Resources Ltd. (Canada), (NYSE)	20,395	650,193
Canadian Natural Resources Ltd. (Canada), (TSX)	23,900	761,688
Cheniere Energy, Inc.*	390	16,158
Chevron Corp.	16,789	1,976,065
Diamondback Energy, Inc.*	1,757	177,562
Encana Corp. (Canada)	37,316	438,090
Energen Corp.*	2,556	147,405
EOG Resources, Inc	8,791	888,770
EQT Corp.	15,736	1,029,134
Exxon Mobil Corp.	42,210	3,809,875
Gulfport Energy Corp.*	6,666	144,252
Hess Corp	5,788	360,535

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
HollyFrontier Corp.	554	$18,149
Inpex Corp. (Japan)	39,400	393,835
Kosmos Energy Ltd.*(a)	25,966	182,022
Marathon Petroleum Corp.	26,406	1,329,542
Matador Resources Co.*(a)	7,100	182,896
Occidental Petroleum Corp.	34,785	2,477,736
Panhandle Oil and Gas, Inc. (Class A Stock)	3,400	80,070
PrairieSky Royalty Ltd. (Canada)	412	9,797
Renewable Energy Group, Inc.*(a)	7,971	77,319
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	26,599	764,245
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	5,030	117,297
SM Energy Co.	1,731	59,685
Spectra Energy Corp.	39,934	1,640,888
Syntroleum Corp.*^(g)	2,999	—
Targa Resources Corp.	3,730	209,141
TOTAL SA (France)	36,969	1,896,224
TOTAL SA (France), ADR	49,388	2,517,306
TransCanada Corp. (Canada)(a)	33,530	1,513,880
Woodside Petroleum Ltd. (Australia)	27,546	616,984
Zion Oil & Gas, Inc.*	14,000	19,180

		24,561,731

Paper & Forest Products
Daio Paper Corp. (Japan)	17,700	186,878
TFS Corp. Ltd. (Australia)(a)	153,175	183,209

		370,087

Personal Products — 0.2%
Beiersdorf AG (Germany)	2,512	212,787
Coty, Inc. (Class A Stock)	23,269	426,055
Edgewell Personal Care Co.*	1,250	91,238
LG Household & Health Care Ltd. (South Korea)*	966	685,369
Natural Health Trends Corp.(a)	3,360	83,496
Nu Skin Enterprises, Inc. (Class A Stock)	2,977	142,241
Oriflame Holding AG (Switzerland)*	4,808	144,977

		1,786,163

Pharmaceuticals — 3.9%
Allergan PLC*	5,021	1,054,460
Astellas Pharma, Inc. (Japan)	155,900	2,162,856
AstraZeneca PLC (United Kingdom), ADR	35,400	967,128
Bayer AG (Germany)	28,128	2,930,482
Bristol-Myers Squibb Co.	16,796	981,558
Chugai Pharmaceutical Co. Ltd. (Japan)	18,000	516,313
CSPC Pharmaceutical Group Ltd. (China)	142,000	151,199
Daiichi Sankyo Co. Ltd. (Japan)	17,400	355,295
Eli Lilly & Co.	2,195	161,442
GlaxoSmithKline PLC (United Kingdom), ADR	41,378	1,593,467
Innoviva, Inc.*(a)	9,134	97,734
Intra-Cellular Therapies, Inc.*	3,740	56,437
Johnson & Johnson	9,119	1,050,600
Laboratorios Farmaceuticos Rovi SA (Spain)	10,104	131,178
Mallinckrodt PLC*	5,748	286,365

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (cont’d.)
Medicines Co. (The)*(a)	1,600	$54,304
Merck & Co., Inc.	52,914	3,115,047
Merck KGaA (Germany)	4,515	470,108
Novartis AG (Switzerland)	32,440	2,359,150
Otsuka Holdings Co. Ltd. (Japan)	15,700	683,899
Pacira Pharmaceuticals, Inc.*	2,295	74,129
Pfizer, Inc.	153,592	4,988,668
Roche Holding AG (Switzerland)	16,692	3,804,984
Sanofi (France)	15,356	1,241,770
Sino Biopharmaceutical Ltd. (Hong Kong)	413,000	289,608
Supernus Pharmaceuticals, Inc.*(a)	7,050	178,013
Teva Pharmaceutical Industries Ltd. (Israel), ADR	21,040	762,700
Theravance Biopharma, Inc. (Cayman Islands)*(a)	2,490	79,381
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	96,000	177,658
Zoetis, Inc.	34,720	1,858,562

		32,634,495

Professional Services — 0.6%
Capita PLC (United Kingdom)	102,008	666,992
CBIZ, Inc.*	11,651	159,619
DKSH Holding AG (Switzerland)	3,462	237,641
DLH Holdings Corp.*	10,030	59,578
Equifax, Inc.	8,891	1,051,183
Exova Group PLC (United Kingdom)	61,987	144,796
Experian PLC (Ireland)	97,183	1,881,633
Exponent, Inc.	2,350	141,705
IHS Markit Ltd.*	9,744	345,035
ManpowerGroup, Inc.	2,401	213,377
Temp Holdings Co. Ltd. (Japan)	13,900	214,960

		5,116,519

Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.	7,020	314,987
Altus Group Ltd. (Canada)	4,400	101,459
BR Malls Participacoes SA (Brazil)*	29,140	106,991
Brasil Brokers Participacoes SA (Brazil)*	74,500	36,166
Cheung Kong Property Holdings Ltd. (Hong Kong)	109,384	668,008
China Overseas Land & Investment Ltd. (China)	234,000	615,689
Emaar Properties PJSC (United Arab Emirates)	202,007	391,656
Hongkong Land Holdings Ltd. (Hong Kong) .	87,000	550,710
Iguatemi Empresa de Shopping Centers SA (Brazil)	12,800	104,887
Jones Lang LaSalle, Inc	1,556	157,218
Nexity SA (France)*	1,292	60,429
PSP Swiss Property AG (Switzerland)	7,013	605,690
Realogy Holdings Corp.	5,674	145,992
RMR Group, Inc. (The) (Class A Stock)	1,874	74,023
SOHO China Ltd. (China)*	223,000	109,465
St. Joe Co. (The)*	7,000	133,000
Sun Hung Kai Properties Ltd. (Hong Kong)	45,250	569,810
Tokyo Tatemono Co. Ltd. (Japan)	7,200	96,123

		4,842,303

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada), (XNYS)	2,468	$352,356
Canadian Pacific Railway Ltd. (Canada), (XTSE)	4,499	641,886
ComfortDelGro Corp. Ltd. (Singapore)	195,400	332,038
Hertz Global Holdings, Inc.*	1,807	38,959
J.B. Hunt Transport Services, Inc	1,963	190,548
Kansas City Southern	5,633	477,960
Norfolk Southern Corp	337	36,420
Old Dominion Freight Line, Inc.*	266	22,820
Union Pacific Corp	8,742	906,371
Werner Enterprises, Inc.	5,864	158,035

		3,157,393

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.*	22,009	249,582
Amkor Technology, Inc.*	633	6,678
Analog Devices, Inc.	6,250	453,875
Applied Materials, Inc	11,919	384,626
ASML Holding NV (Netherlands)	6,733	754,573
Broadcom Ltd. (Singapore)	3,236	572,028
Cree, Inc.*	6,404	169,002
Cypress Semiconductor Corp.(a)	15,029	171,932
Disco Corp. (Japan)	1,200	145,081
Eo Technics Co. Ltd. (South Korea)*	1,632	121,059
Integrated Device Technology, Inc.*	10,500	247,380
Intermolecular, Inc.*	11,200	10,618
IQE PLC (United Kingdom)*(a)	517,557	241,593
KLA-Tencor Corp.	2,139	168,297
LEENO Industrial, Inc. (South Korea)	2,626	94,194
Microchip Technology, Inc.(a)	11,943	766,143
Microsemi Corp.*	1,100	59,367
NXP Semiconductors NV (Netherlands)*	29,875	2,928,049
QUALCOMM, Inc.	17,888	1,166,298
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	322,000	1,803,604
Tessera Holding Corp.	1,300	57,460
Texas Instruments, Inc.	31,457	2,295,417
Xilinx, Inc.	7,426	448,308

		13,315,164

Software — 2.4%
ACI Worldwide, Inc.*	6,400	116,160
Activision Blizzard, Inc.	639	23,074
ANSYS, Inc.*	3,068	283,759
Aspen Technology, Inc.*	268	14,654
CDK Global, Inc.	3,560	212,496
Computer Modelling Group Ltd. (Canada)	6,092	41,335
Descartes Systems Group, Inc. (The) (Canada)*	7,700	164,191
Digimarc Corp.*(a)	3,590	107,700
DuzonBizon Co. Ltd. (South Korea)*	5,940	105,321
Electronic Arts, Inc.*	5,074	399,628
Finjan Holdings, Inc.*	15,450	17,613
Guidewire Software, Inc.*	6,705	330,758
Intuit, Inc.	6,593	755,624
Manhattan Associates, Inc.*	4,153	220,234
Microsoft Corp.	171,556	10,660,490
Mobileye NV*(a)	4,714	179,698

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (cont’d.)
MYOB Group Ltd. (Australia)	41,041	$108,081
Nuance Communications, Inc.*	9,945	148,181
Playtech PLC (United Kingdom)	29,166	296,732
PTC, Inc.*	4,453	206,040
Red Hat, Inc.*	15,612	1,088,156
salesforce.com, Inc.*	30,173	2,065,644
ServiceNow, Inc.*	16,286	1,210,701
Splunk, Inc.*	600	30,690
SS&C Technologies Holdings, Inc.	6,300	180,180
Synopsys, Inc.*	3,611	212,543
Tableau Software, Inc. (Class A Stock)*	3,860	162,699
WANdisco PLC (United Kingdom)*	14,018	34,488
Workday, Inc. (Class A Stock)*(a)	4,727	312,407
Zynga, Inc. (Class A Stock)*	34,316	88,192

		19,777,469

Specialty Retail — 1.8%
Aeropostale, Inc.*	9,190	188
AutoZone, Inc.*	1,361	1,074,904
Burlington Stores, Inc.*(a)	2,322	196,790
Dick’s Sporting Goods, Inc.	4,028	213,887
Dufry AG (Switzerland)*	1,879	233,887
Francesca’s Holdings Corp.*	1,659	29,912
GNC Holdings, Inc. (Class A Stock)	3,664	40,451
Greencross Ltd. (Australia)	24,610	121,640
Hikari Tsushin, Inc. (Japan)	5,200	484,058
Home Depot, Inc. (The)	17,189	2,304,701
Kingfisher PLC (United Kingdom)	96,337	415,060
L Brands, Inc.	11,921	784,879
Lowe’s Cos., Inc.	39,317	2,796,225
Maisons du Monde SA (France), 144A*	8,868	233,856
Michaels Cos., Inc. (The)*	6,200	126,790
Monro Muffler Brake, Inc.(a)	1,020	58,344
Office Depot, Inc.	13,842	62,566
O’Reilly Automotive, Inc.*(a)	5,689	1,583,874
Pets at Home Group PLC (United Kingdom) .	40,130	118,361
Restoration Hardware Holdings, Inc.*(a)	1,412	43,348
Ross Stores, Inc.	26,966	1,768,970
Signet Jewelers Ltd.(a)	6,556	617,969
Sports Direct International PLC (United Kingdom)*(a)	88,375	302,927
Tractor Supply Co.	9,165	694,799
VT Holdings Co. Ltd. (Japan)	30,700	151,166
XXL ASA (Norway), 144A	21,200	240,537
Yellow Hat Ltd. (Japan)	7,300	157,513

		14,857,602

Technology Hardware, Storage & Peripherals — 1.0%
3D Systems Corp.*	126	1,675
Apple, Inc.	50,806	5,884,351
Catcher Technology Co. Ltd. (Taiwan)	23,000	158,969
NCR Corp.*	4,284	173,759
Samsung Electronics Co. Ltd. (South Korea)	1,079	1,605,890
Western Digital Corp.	3,497	237,621
Xaar PLC (United Kingdom)	20,458	100,779

		8,163,044

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods — 0.5%
Brunello Cucinelli SpA (Italy)	5,127	$109,760
Burberry Group PLC (United Kingdom)	64,377	1,186,406
Carter’s, Inc.	5,728	494,842
Coach, Inc.	12,584	440,692
Columbia Sportswear Co.	1,170	68,211
Hanesbrands, Inc.	6,339	136,732
Kate Spade & Co.*	6,095	113,794
Luthai Textile Co. Ltd. (China) (Class B Stock)(g)	159,376	191,186
Moncler SpA (Italy)	8,312	144,434
NIKE, Inc. (Class B Stock)	5,392	274,075
Pacific Textiles Holdings Ltd. (Hong Kong)	163,000	176,677
Samsonite International SA	182,400	519,216
Skechers U.S.A., Inc. (Class A Stock)*	5,260	129,291
Ted Baker PLC (United Kingdom)	5,080	176,069

		4,161,385

Thrifts & Mortgage Finance — 0.1%
Greene County Bancorp, Inc.	1,250	28,625
Hamilton Bancorp, Inc.*	410	5,843
Hingham Institution for Savings	330	64,937
Kentucky First Federal Bancorp	600	5,430
LendingTree, Inc.*(a)	2,190	221,957
New York Community Bancorp, Inc.	12,996	206,766
Ocwen Financial Corp.*	2,918	15,728
Radian Group, Inc.	14,980	269,340
Severn Bancorp, Inc.*	726	5,735
TFS Financial Corp.	10,600	201,824
Walter Investment Management Corp.*	1,768	8,398
Waterstone Financial, Inc.	7,460	137,264

		1,171,847

Tobacco — 1.6%
Altria Group, Inc	8,425	569,699
British American Tobacco PLC (United Kingdom)	45,638	2,586,569
Japan Tobacco, Inc. (Japan)	72,000	2,363,302
KT&G Corp. (South Korea)	11,311	946,163
Philip Morris International, Inc.	75,295	6,888,740
Vector Group Ltd.(a)	3,990	90,733

		13,445,206

Trading Companies & Distributors — 0.4%
AeroCentury Corp.*	4,170	39,407
Ahlsell AB (Sweden), 144A*	16,556	94,496
Brenntag AG (Germany)	8,602	476,801
Herc Holdings, Inc.*	2,802	112,528
Huttig Building Products, Inc.*	17,350	114,684
IMCD Group NV (Netherlands)	5,446	232,038
Rexel SA (France)	14,615	240,124
Sumitomo Corp. (Japan)	183,800	2,157,704

		3,467,782

Transportation Infrastructure — 0.1%
DP World Ltd. (United Arab Emirates)	41,583	728,118

Water Utilities
American States Water Co.	4,075	185,657
Artesian Resources Corp. (Class A Stock)	2,810	89,751
California Water Service Group	3,770	127,803

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Water Utilities (cont’d.)
Pure Cycle Corp.*	4,300	$23,650

		426,861

Wireless Telecommunication Services — 0.5%
Sarana Menara Nusantara Tbk PT (Indonesia)*(g)	1,711,700	454,980
Shenandoah Telecommunications Co.	6,000	163,800
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	85,000	114,106
TIM Participacoes SA (Brazil), ADR(a)	42,545	502,031
T-Mobile US, Inc.*	8,455	486,247
Vodafone Group PLC (United Kingdom)	486,392	1,196,959
Vodafone Group PLC (United Kingdom), ADR	46,446	1,134,676

		4,052,799

TOTAL COMMON STOCKS (cost $603,370,257)		638,920,422

PREFERRED STOCKS — 0.1%
Banks
Itau Unibanco Holding SA (Brazil) (PRFC)	24,040	250,024

Biotechnology
Grifols SA (Spain) (PRFC)	656	10,530

Electric Utilities — 0.1%
NextEra Energy, Inc.6.123%(a)	10,047	492,102

Machinery
Marcopolo SA (Brazil) (PRFC)	172,200	144,968

TOTAL PREFERRED STOCKS (cost $825,884)		897,624

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES — 0.5%
Non-Residential Mortgage-Backed Securities
American Express Credit Account Master Trust, Series 2014-3, Class A
1.490%	04/15/20	100	100,227
AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B
1.600%	07/08/19	15	15,014
Series 2015-4, Class A3
1.700%	07/08/20	405	406,225
Arbys Funding LLC, Series 2015-1A, Class A2, 144A
4.970%	10/30/45	198	196,288
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A3, 144A
1.610%	10/13/20	18	18,270
Barclays Dryrock Issuance Trust, Series 2015-1, Class A
2.200%	12/15/22	100	100,442
Capital Auto Receivables Asset Trust, Series 2014-2, Class A4
1.620%	10/22/18	15	15,017
CNH Equipment Trust, Series 2014-A, Class A3
0.840%	05/15/19	4	4,019

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (cont’d.)
Series 2014-B, Class A4
1.610%	05/17/21	30	$30,038
DB Master Finance LLC, Series 2015-1A, Class A2II, 144A
3.980%	02/20/45	187	186,937
Diamond Resorts Owner Trust, Series 2014-1, Class A, 144A
2.540%	05/20/27	44	43,517
Discover Card Execution Note Trust, Series 2014-A5, Class A
1.390%	04/15/20	220	220,326
Enterprise Fleet Financing LLC, Series 2015-1, Class A3, 144A
1.740%	09/20/20	200	199,541
Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1
1.200%	02/15/19	15	15,001
Series 2014-4, Class A1
1.400%	08/15/19	100	100,069
John Deere Owner Trust, Series 2014-A, Class A3
0.920%	04/16/18	5	5,039
Series 2014-B, Class A3
1.070%	11/15/18	56	56,196
Series 2016-B, Class A3
1.250%	06/15/20	80	79,619
Kubota Credit Owner Trust, Series 2015-1A, Class A3, 144A
1.540%	03/15/19	225	225,300
MVW Owner Trust, Series 2014-1A, Class A, 144A
2.250%	09/22/31	55	54,139
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 144A^
2.239%	06/25/26	66	66,455
Series 2016-3A, Class A, 144A
2.013%	08/25/26	83	83,178
Sierra Timeshare Receivables Funding LLC, Series 2014-2A, Class A, 144A
2.050%	06/20/31	27	26,615
Series 2014-3A, Class A, 144A
2.300%	10/20/31	32	32,060
SMART Trust (Australia), Series 2014-1US, Class A3A
0.950%	02/14/18	1	1,218
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 144A
2.490%	06/15/27	100	98,882
Springleaf Funding Trust, Series 2016-AA, Class A, 144A
2.900%	11/15/29	135	134,698
Synchrony Credit Card Master Note Trust, Series 2012-2, Class A
2.220%	01/15/22	400	403,042
Series 2014-1, Class A
1.610%	11/15/20	145	145,272
Series 2015-2, Class A
1.600%	04/15/21	200	200,169

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (cont’d.)
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A4
1.450%	09/21/20	40	$39,994
Wendys Funding LLC,
Series 2015-1A, Class A2II, 144A
4.080%	06/15/45	148	146,344
Wheels SPV 2 LLC,
Series 2016-1A, Class A2, 144A
1.590%	05/20/25	200	199,120
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%	09/15/21	165	165,165

TOTAL ASSET-BACKED SECURITIES (cost $3,820,227)			3,813,436

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 0.5%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A1
1.199%	03/10/47	4	4,113
Series 2014-GC21, Class AS
4.026%	05/10/47	50	51,609
Series 2014-GC23, Class A1
1.392%	07/10/47	18	18,424
Series 2014-GC25, Class A1
1.485%	10/10/47	8	8,250
Series 2015-GC27, Class A5
3.137%	02/10/48	235	234,635
Series 2015-GC35, Class A4
3.818%	11/10/48	180	188,218
Series 2016-GC36, Class A5
3.616%	02/10/49	400	410,728
Commercial Mortgage Trust,
Series 2007-GG9, Class AM
5.475%	03/10/39	26	25,673
Series 2014-CR15, Class A1
1.218%	02/10/47	7	7,227
Series 2014-CR20, Class A1
1.324%	11/10/47	26	25,736
Series 2014-LC15, Class B
4.599%(c)	04/10/47	20	21,240
Series 2014-UBS2, Class A1
1.298%	03/10/47	9	8,497
Series 2014-UBS4, Class A1
1.309%	08/10/47	8	8,228
Series 2014-UBS4, Class C
4.625%(c)	08/10/47	240	235,429
Series 2014-UBS5, Class A1
1.373%	09/10/47	32	31,757
Series 2015-CR26, Class A4
3.630%	10/10/48	400	411,715
Series 2015-LC21, Class A4
3.708%	07/10/48	260	269,942
Series 2015-PC1, Class A5
3.902%	07/10/50	190	198,546

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Series K023, Class A1
1.583%	04/25/22	56	$55,959
Series K025, Class A1
1.875%	04/25/22	16	15,652
Series K057, Class A1
2.206%	06/25/25	160	155,792
Series K716, Class A1(g)
2.413%	08/25/47	53	54,089
FREMF Mortgage Trust,
Series 2014-K41, Class B, 144A
3.831%(c)	11/25/47	115	114,101
GS Mortgage Securities Trust, Series 2014-GC26, Class A5
3.629%	11/10/47	245	254,000
Series 2014-GC22, Class A1
1.290%	06/10/47	9	8,613
Series 2014-GC24, Class A1
1.509%	09/10/47	148	147,537
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class AS
4.243%(c)	04/15/47	30	31,757
Series 2014-C22, Class A1
1.451%	09/15/47	14	14,352
Series 2014-C23, Class A1
1.650%	09/15/47	27	26,766
Series 2014-C24, Class A1
1.539%	11/15/47	11	10,619
Series 2015-C31, Class A3
3.801%	08/15/48	150	156,124
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4
3.144%	06/15/49	110	109,550
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A4
5.713%(c)	02/12/49	9	8,620
Series 2014-C20, Class A1
1.268%	07/15/47	11	10,722
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A1
1.294%	06/15/47	5	4,738
Series 2014-C17, Class A5
3.741%	08/15/47	115	119,914
Series 2014-C17, Class B
4.464%(c)	08/15/47	60	62,496
Series 2014-C18, Class A1
1.686%	10/15/47	71	71,429
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4
3.096%	06/15/49	270	264,936
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A1
1.233%	03/15/47	33	32,876
Series 2014-C20, Class AS
4.176%	05/15/47	40	42,144
Series 2014-C21, Class A1
1.413%	08/15/47	27	26,973

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2014-C22, Class A1
1.475%	09/15/57	29	$28,552

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $4,075,340)			3,988,278

CONVERTIBLE BOND
Real Estate Investment Trusts (REITs)
Forest City Realty Trust, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/18	188	205,625

(cost $203,744)
CORPORATE OBLIGATIONS — 4.2%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
2.250%	11/15/17	50	50,311
4.000%	03/15/22	120	124,131
4.200%	04/15/24	35	35,962
Omnicom Group, Inc.,
Gtd. Notes
3.600%	04/15/26	150	148,451
3.650%	11/01/24	125	125,726
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	85,546

			570,127

Aerospace & Defense — 0.1%
Harris Corp.,
Sr. Unsec’d. Notes
1.999%	04/27/18	270	270,164
3.832%	04/27/25	40	40,635
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.700%	05/15/46	175	190,352

			501,151

Agriculture — 0.1%
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.250%	08/15/26	80	76,822
3.500%	11/24/20	80	81,426
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.050%	07/20/18	200	199,955
Reynolds American, Inc.,
Gtd. Notes
2.300%	06/12/18	85	85,539

			443,742

Airlines — 0.2%
American Airlines 2014-1 Class A,
Pass-Through Certificates
3.700%	10/01/26	84	83,271
American Airlines 2016-1 Class B,
Pass-Through Certificates
5.250%	07/15/25	464	475,099

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Airlines (cont’d.)
Delta Air Lines 2009-1 Class A,
Pass-Through Certificates
7.750%	12/17/19	19	$21,229
Delta Air Lines 2015-1 Class B,
Pass-Through Certificates
4.250%	07/30/23	140	142,697
United Airlines 2014-1 Class B,
Pass-Through Certificates
4.750%	10/11/23	22	21,521
United Airlines 2014-2 Class B,
Pass-Through Certificates
4.625%	03/03/24	122	124,817
United Airlines 2016-1 Class A,
Pass-Through Certificates
3.450%	01/07/30	195	189,638
United Airlines 2016-2 Class A,
Pass-Through Certificates
3.100%	04/07/30	195	184,158

			1,242,430

Apparel
Under Armour, Inc.,
Sr. Unsec’d. Notes
3.250%	06/15/26	155	146,386

Auto Manufacturers — 0.1%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
1.450%	09/13/19	250	247,062
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.145%	01/09/18	200	200,290
General Motors Co.,
Sr. Unsec’d. Notes
3.500%	10/02/18	60	61,194
General Motors Financial Co., Inc.,
Gtd. Notes
3.100%	01/15/19	55	55,584
3.150%	01/15/20	90	90,564
Nissan Motor Acceptance Corp. (Japan),
Sr. Unsec’d. Notes, 144A
1.950%	09/12/17	100	100,287
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.300%	05/10/19	225	222,334
1.600%	03/15/17	15	15,018

			992,333

Auto Parts & Equipment
Delphi Automotive PLC,
Gtd. Notes
3.150%	11/19/20	115	116,841
Delphi Corp. (United Kingdom),
Gtd. Notes
4.150%	03/15/24	25	25,768

			142,609

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks — 0.8%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25	200	$202,352
Bank of America Corp.,
Sr. Unsec’d. Notes
2.650%	04/01/19	115	116,215
3.875%	03/22/17	90	90,510
4.100%	07/24/23	35	36,561
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	190	187,468
Sr. Unsec’d. Notes, MTN
4.125%	01/22/24	25	25,981
Sub. Notes, MTN
4.200%	08/26/24	10	10,187
4.450%	03/03/26	225	231,871
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.300%	07/14/17	50	50,020
Bank of Nova Scotia (The) (Canada),
Sr. Unsec’d. Notes
1.300%	07/21/17	100	100,030
BNP Paribas SA (France),
Gtd. Notes, MTN
1.375%	03/17/17	15	15,002
BPCE SA (France),
Sub. Notes, 144A
4.875%	04/01/26	200	199,856
Branch Banking & Trust Co.,
Sr. Unsec’d. Notes, BKNT
1.450%	05/10/19	250	247,217
Capital One NA,
Sr. Unsec’d. Notes, BKNT
1.850%	09/13/19	350	346,022
Citigroup, Inc.,
Sr. Unsec’d. Notes
1.800%	02/05/18	95	94,947
2.150%	07/30/18	150	150,496
2.350%	08/02/21	205	200,531
5.875%	01/30/42	25	29,619
Citizens Bank NA,
Sr. Unsec’d. Notes, BKNT
2.500%	03/14/19	250	251,926
Sr. Unsec’d. Notes, MTN
2.550%	05/13/21	250	248,465
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21	30	29,419
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 144A
5.000%	10/15/19	100	107,431
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	30	30,815
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.000%	04/25/19	175	174,305
3.750%	05/22/25	125	125,325
Sub. Notes
4.250%	10/21/25	115	116,822

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (cont’d.)
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
1.625%	05/15/18	175	$174,775
3.125%	01/23/25	125	122,194
Sub. Notes
3.375%	05/01/23	75	74,731
4.250%	10/01/27	175	179,800
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
1.650%	03/24/17	15	15,012
Morgan Stanley,
Sr. Unsec’d. Notes
4.300%	01/27/45	170	169,417
Sr. Unsec’d. Notes, GMTN
2.375%	07/23/19	150	150,427
Sr. Unsec’d. Notes, MTN
2.125%	04/25/18	75	75,299
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22	25	24,695
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	35	35,981
Regions Bank,
Sr. Unsec’d. Notes, BKNT
2.250%	09/14/18	250	250,821
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN
2.150%	03/15/19	45	45,177
Santander Bank NA,
Sr. Unsec’d. Notes
2.000%	01/12/18	250	249,896
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
2.350%	09/10/19	50	50,032
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.500%	09/08/17	200	199,203
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes, GMTN
1.950%	07/23/18	250	249,823
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
2.350%	11/01/18	50	50,443
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
1.450%	09/06/18	225	223,905
1.750%	07/23/18	195	195,305
Sub. Notes
3.625%(c)	09/15/31	35	34,189
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22	50	50,978
UBS Group Funding Jersey Ltd. (Switzerland),
Gtd. Notes, 144A
3.000%	04/15/21	200	200,105
4.125%	09/24/25	200	203,853

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (cont’d.)
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	70	$72,020

			6,517,474

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	265	269,025
4.700%	02/01/36	150	157,780
Dr Pepper Snapple Group, Inc.,
Gtd. Notes
2.550%	09/15/26	320	296,337

			723,142

Biotechnology — 0.1%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	60	61,588
Celgene Corp.,
Sr. Unsec’d. Notes
2.300%	08/15/18	415	417,537
3.550%	08/15/22	155	158,966
4.625%	05/15/44	185	181,137
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22	55	56,140
4.150%	03/01/47	160	151,968

			1,027,336

Building Materials
Holcim US Finance Sarl & Cie SCS (Switzerland),
Gtd. Notes, 144A
6.000%	12/30/19	20	21,912

Chemicals
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20	81	85,785
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26	80	80,506
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
3.400%	12/03/20	200	203,499

			369,790

Commercial Services — 0.1%
Black Knight InfoServ LLC/Black Knight Lending Solutions, Inc.,
Gtd. Notes
5.750%	04/15/23	30	31,425
Ecolab, Inc.,
Sr. Unsec’d. Notes
1.550%	01/12/18	100	100,113
2.700%	11/01/26	70	66,648
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.800%	11/01/18	25	25,313
3.850%	11/15/24	10	10,163

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Commercial Services (cont’d.)
George Washington University (The),
Unsec’d. Notes
3.545%	09/15/46	60	$51,223
4.300%	09/15/44	75	73,622
HPHT Finance 15 Ltd. (Hong Kong),
Gtd. Notes, 144A
2.250%	03/17/18	200	199,893
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38	75	78,620
President and Fellows of Harvard College,
Unsec’d. Notes
3.150%	07/15/46	425	380,248
3.619%	10/01/37	35	34,742
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27	35	33,071
4.125%	02/02/26	30	30,537

			1,115,618

Computers
Apple, Inc.,
Sr. Unsec’d. Notes
3.250%	02/23/26	150	150,080

Diversified Financial Services — 0.1%
American Express Co.,
Sr. Unsec’d. Notes
1.550%	05/22/18	35	34,932
American Express Credit Corp.,
Sr. Unsec’d. Notes
2.125%	07/27/18	50	50,322
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	75	73,325
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20	60	60,541
Jefferies Group LLC,
Sr. Unsec’d. Notes
5.125%	04/13/18	45	46,514
Visa, Inc.,
Sr. Unsec’d. Notes
4.150%	12/14/35	360	376,914

			642,548

Electric — 0.3%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44	35	35,515
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44	25	26,801
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20	25	27,027
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.500%	12/01/19	110	111,176

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric (cont’d.)
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		55	$51,333
3.750%	09/01/46		45	40,509
Duke Energy Progress LLC,
First Mortgage Bonds
3.700%	10/15/46		175	165,711
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	(a)	400	392,471
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39		25	25,172
Ohio Power Co.,
Sr. Unsec’d. Notes
6.600%	03/01/33		295	360,575
PPL Capital Funding, Inc.,
Gtd. Notes
1.900%	06/01/18		20	19,995
Southern Co. (The),
Jr. Sub. Notes
5.500%(c)	03/15/57		210	212,321
Sr. Unsec’d. Notes
1.300%	08/15/17		75	74,962
4.250%	07/01/36		140	139,227
4.400%	07/01/46		140	138,476
Southern Power Co.,
Sr. Unsec’d. Notes
1.850%	12/01/17		15	15,040
5.150%	09/15/41		35	35,248
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20		50	53,096
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		150	151,955
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43		250	246,973

				2,323,583

Electronics — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23		85	87,452
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/18		30	30,342
4.000%	04/01/25		25	24,358
Avnet, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/26		125	121,791
5.875%	06/15/20		25	27,053
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
3.300%	10/30/19		100	101,546

				392,542

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Engineering & Construction
SBA Tower Trust,
MORTGAGE, 144A
2.877%	07/15/46		90	$89,233
2.898%	10/15/44		160	161,214

				250,447

Environmental Control
Republic Services, Inc.,
Sr. Unsec’d. Notes
5.500%	09/15/19		25	27,206

Foods
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20		140	141,330

Forest Products & Paper
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22		17	18,389
4.800%	06/15/44	(a)	25	24,831
West Fraser Timber Co. Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
4.350%	10/15/24		90	83,692

				126,912

Hand/Machine Tools
Stanley Black & Decker, Inc.,
Sub. Notes
2.451%	11/17/18		215	216,842

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.400%	11/30/23		140	139,474
4.750%	11/30/36		185	188,075
Danaher Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/20		40	40,084
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		150	162,213
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.150%	12/14/18		150	150,689
2.400%	02/01/19		20	20,152
2.950%	09/19/26		150	141,638

				842,325

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.200%	03/15/19		25	25,063
2.400%	06/15/21		100	99,547
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45		175	186,630
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		55	55,214

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare-Services (cont’d.)
Ascension Health,
Sr. Unsec’d. Notes
3.945%	11/15/46	340	$324,638
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46	200	188,521
Unsec’d. Notes
4.185%	11/15/45	125	121,959
Humana, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/19	75	75,601
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.200%	07/01/55	75	72,770
NYU Hospitals Center,
Sec’d. Notes
4.784%	07/01/44	135	140,760
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	200	194,156
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/22	40	40,512
4.750%	07/15/45	110	121,178

			1,646,549

Holding Companies-Diversified
Hutchison Whampoa International 14 Ltd. (Hong Kong),
Gtd. Notes, 144A
1.625%	10/31/17	200	199,535

Housewares
Newell Brands, Inc.,
Sr. Unsec’d. Notes
3.900%	11/01/25	35	35,321
5.375%	04/01/36	30	33,813

			69,134

Insurance — 0.2%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.200%	03/11/25	200	193,032
American International Group, Inc.,
Sr. Unsec’d. Notes
2.300%	07/16/19	15	15,071
4.125%	02/15/24	50	51,911
Aon PLC,
Gtd. Notes
4.750%	05/15/45	75	75,809
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	200	199,249
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	30	30,564
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.950%	05/15/24	25	25,358

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Insurance (cont’d.)
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24	50	$49,401
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	150	147,928
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.350%	09/10/19	75	75,422
3.300%	03/14/23	30	30,488
3.500%	06/03/24	25	25,439
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
1.350%	09/14/18	430	427,250
New York Life Global Funding,
Sec’d. Notes, 144A
1.500%	10/24/19	85	83,861
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22	35	35,419
3.400%	05/15/25	120	119,233
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44	70	75,723
Unum Group,
Sr. Unsec’d. Notes
3.000%	05/15/21	70	69,796
XLIT Ltd. (Ireland),
Gtd. Notes
4.450%	03/31/25	240	237,977

			1,968,931

Internet — 0.1%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.750%	06/09/19	200	202,099
Expedia, Inc.,
Gtd. Notes
5.000%	02/15/26	220	226,799
JD.com, Inc. (China),
Sr. Unsec’d. Notes
3.875%	04/29/26	200	191,525
Priceline Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	06/01/26	125	123,626
3.650%	03/15/25	75	74,792
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A
3.375%	05/02/19	200	204,515

			1,023,356

Iron/Steel
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
5.200%	07/15/21	145	146,445

Lodging
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23	85	83,828

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Machinery-Diversified — 0.1%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20		390	$395,072

Media — 0.1%
21st Century Fox America, Inc.,
Gtd. Notes
3.700%	10/15/25		30	30,365
4.500%	02/15/21		25	26,729
5.650%	08/15/20		30	33,158
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		305	321,449
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	06/01/18		35	36,929
NBCUniversal Media LLC,
Gtd. Notes
5.150%	04/30/20		25	27,338
Sirius XM Radio, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	08/15/22		30	31,200
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
3.350%	05/15/26		20	19,428
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21		10	10,269
5.000%	02/01/20		35	37,147
6.550%	05/01/37		35	39,622
6.750%	07/01/18		15	16,014
6.750%	06/15/39		30	34,877
8.250%	04/01/19		35	39,330
8.750%	02/14/19		10	11,269

				715,124

Mining
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.050%	09/30/18		50	50,280
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.125%	03/15/18		50	49,977
3.625%	06/09/21		35	35,557
Rio Tinto Finance USA Ltd. (United Kingdom),
Gtd. Notes
3.750%	06/15/25	(a)	100	102,981
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.250%	11/08/42		65	59,552
5.875%	04/23/45		95	93,264

				391,611

Miscellaneous Manufacturing
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.150%	09/07/22		292	298,219

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Office/Business Equipment
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17	25	$25,075

Oil & Gas — 0.3%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.375%	11/06/17	25	24,986
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
1.750%	01/15/18	35	34,915
5.700%	05/15/17	255	258,796
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25	200	194,389
ConocoPhillips Co.,
Gtd. Notes
1.050%	12/15/17	40	39,795
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
4.125%	01/16/25	110	103,015
4.250%	09/18/18	50	51,375
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	185	184,153
Nabors Industries, Inc.,
Gtd. Notes, 144A
5.500%	01/15/23	75	78,094
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	175	176,320
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.300%	05/20/23	200	198,918
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.125%	01/23/19	140	138,810
3.500%	07/23/20	90	88,088
5.500%	06/27/44	95	79,059
Gtd. Notes, 144A
5.375%	03/13/22	50	51,199
Shell International Finance BV (Netherlands),
Gtd. Notes
1.375%	05/10/19	300	297,294
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.600%	12/01/24	100	102,473
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26	50	48,895

			2,150,574

Oil & Gas Services
Cameron International Corp.,
Gtd. Notes
1.400%	06/15/17	50	49,981

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Packaging & Containers
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24		30	$30,123

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.500%	05/14/35		200	196,505
Actavis Funding SCS,
Gtd. Notes
3.450%	03/15/22		135	137,026
Baxalta, Inc.,
Gtd. Notes
2.000%	06/22/18		25	25,001
2.875%	06/23/20		75	74,981
Express Scripts Holding Co.,
Gtd. Notes
3.300%	02/25/21	(a)	150	152,815
4.500%	02/25/26		200	205,895
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.125%	11/15/25		10	10,224
4.600%	06/01/44		35	33,822
Perrigo Finance Unlimited Co.,
Gtd. Notes
4.375%	03/15/26		240	240,245
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23		260	247,116
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
1.700%	07/19/19		100	98,253
3.150%	10/01/26		65	59,925

				1,481,808

Pipelines — 0.2%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24		60	61,606
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20		90	91,682
Enbridge, Inc. (Canada),
Sr. Unsec’d. Notes
4.000%	10/01/23		65	65,988
4.250%	12/01/26		55	56,314
Sub. Notes
6.000%(c)	01/15/77		115	114,713
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
2.700%	04/01/19		25	25,017
4.850%	07/15/26		70	70,611
EQT Midstream Partners LP,
Sr. Unsec’d. Notes
4.000%	08/01/24		55	54,243
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24		160	163,712

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pipelines (cont’d.)
Kinder Morgan, Inc.,
Gtd. Notes
2.000%	12/01/17	45	$45,069
4.300%	06/01/25	130	133,844
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46	45	42,281
Spectra Energy Capital LLC,
Gtd. Notes
3.300%	03/15/23	50	48,336
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
3.375%	10/15/26	130	124,342
Williams Partners LP,
Sr. Unsec’d. Notes
5.100%	09/15/45	165	156,824

			1,254,582

Real Estate
American Campus Communities Operating Partnership LP,
Gtd. Notes
4.125%	07/01/24	50	51,264

Real Estate Investment Trusts (REITs) — 0.2%
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26	75	74,064
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22	45	45,875
4.125%	06/15/26	115	114,652
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/21	30	30,443
3.700%	06/15/26	200	196,306
DDR Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/21	35	35,532
4.250%	02/01/26	65	65,363
Essex Portfolio LP,
Gtd. Notes
3.375%	04/15/26	230	222,415
Kilroy Realty LP,
Gtd. Notes
4.250%	08/15/29	100	97,951
4.375%	10/01/25	40	41,059
Kimco Realty Corp.,
Sr. Unsec’d. Notes
6.875%	10/01/19	250	280,054
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	100	100,932
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia),
Gtd. Notes, 144A
3.250%	10/05/20	200	203,400

			1,508,046

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.625%	04/21/19	265	$262,581
3.125%	04/21/26	70	67,362
O’Reilly Automotive, Inc.,
Gtd. Notes
4.625%	09/15/21	50	53,661
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	45	44,663
4.450%	02/15/25	10	9,612
4.850%	04/01/24	105	105,553
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
1.750%	11/17/17	35	35,087

			578,519

Savings & Loans
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.900%	07/21/25	200	205,806

Software
Fidelity National Information Services, Inc.,
Gtd. Notes
1.450%	06/05/17	35	35,014
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	150	157,846

			192,860

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
2.850%	10/05/18	225	227,176

Telecommunications — 0.1%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.400%	03/15/17	25	25,061
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.222%	05/15/22	25	25,413
3.663%	05/15/25	50	50,136
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25	45	45,504
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.862%	08/21/46	150	151,994
5.150%	09/15/23	325	359,366

			657,474

Transportation
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	211,000
JB Hunt Transport Services, Inc.,
Gtd. Notes
2.400%	03/15/19	25	25,070

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Transportation (cont’d.)
Kansas City Southern,
Gtd. Notes
4.300%	05/15/43		80	$73,795

				309,865

Trucking & Leasing — 0.1%
GATX Corp.,
Sr. Unsec’d. Notes
1.250%	03/04/17		25	24,993
2.600%	03/30/20		15	14,815
3.250%	09/15/26	(a)	375	353,903
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.500%	06/15/19		30	30,073
3.200%	07/15/20		150	151,664

				575,448

TOTAL CORPORATE OBLIGATIONS (cost $35,362,559)				35,164,270

FOREIGN GOVERNMENT BONDS — 0.3%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
5.603%	07/20/20		200	217,692
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		200	202,000
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, RegS
4.875%	05/05/21		400	423,444
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		100	90,930
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36		60	72,810
Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26		145	139,059
Province of Alberta (Canada),
Sr. Unsec’d. Notes
1.900%	12/06/19		225	225,344
Sr. Unsec’d. Notes, 144A
1.750%	08/26/20		200	198,101
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22		25	24,465
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24		250	254,744
Province of Ontario (Canada),
Sr. Unsec’d. Notes
1.200%	02/14/18		165	164,627
3.000%	07/16/18		150	153,401
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21		100	101,916
Unsec’d. Notes
3.500%	07/29/20		325	342,550

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
4.875%	01/22/24	50	$52,884
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20	100	105,880

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,783,518)			2,769,847

MUNICIPAL BONDS — 0.3%
California — 0.1%
California State Public Works Board,
Revenue Bonds, BABs
7.804%	03/01/35	200	272,286
Northern California Power Agency,
Revenue Bonds, BABs
7.311%	06/01/40	200	253,312
State of California,
General Obligation Unlimited, BABs
7.500%	04/01/34	120	168,799
7.625%	03/01/40	100	146,932
University of California,
Revenue Bonds
4.131%	05/15/45	15	14,790

			856,119

Florida
State Board of Administration Finance Corp.,
Revenue Bonds
2.638%	07/01/21	175	175,655

Illinois — 0.1%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Ltd., BABs
5.720%	12/01/38	410	490,098

Michigan
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	273,384

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds
3.879%	07/01/46	375	346,830
Port Authority of New York & New Jersey,
Revenue Bonds
5.310%	08/01/46	50	53,814

			400,644

North Carolina
University of North Carolina at Chapel Hill,
Revenue Bonds
3.847%	12/01/34	150	154,605

South Carolina
South Carolina Public Service Authority,
Revenue Bonds
2.388%	12/01/23	220	213,193

TOTAL MUNICIPAL BONDS (cost $2,654,650)			2,563,698

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 0.3%
Fannie Mae Connecticut Avenue Securities,
Series 2016-C03, Class 1M1(x)
2.756%(c)	10/25/28	48	$48,886
Series 2016-C04, Class 1M1(x)
2.206%(c)	01/25/29	68	68,763
Fannie Mae REMICS,
Series 2016-64, Class FA
1.256%(c)	09/25/46	215	213,473
Series 2016-70, Class F
1.206%(c)	10/25/46	103	101,963
Series 2016-79, Class NF
1.206%(c)	11/25/46	203	201,918
Series 2016-84, Class FT
1.256%(c)	11/25/46	115	114,196
Freddie Mac REMICS,
Series 4614, Class FG
1.204%(c)	09/15/46	54	54,029
Series 4621, Class FK
1.204%(c)	10/15/46	84	83,479
Series 4623, Class EF
1.154%(c)	10/15/46	52	51,578
Series 4623, Class MF
1.204%(c)	10/15/46	48	47,688
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M1(x)
1.656%(c)	10/25/27	146	145,682
Series 2015-DNA3, Class M2(x)
3.606%(c)	04/25/28	250	257,215
Series 2015-HQ2, Class M1(x)
1.856%(c)	05/25/25	99	98,724
Series 2016-DNA2, Class M1(x)
2.006%(c)	10/25/28	177	177,584
Series 2016-HQA1, Class M2(x)
3.506%(c)	09/25/28	250	256,755
Series 2016-HQA3, Class M1(x)
1.556%(c)	03/25/29	245	245,677
Mill City Mortgage Loan Trust,
Series 2016-1, Class A1, 144A
2.500%(c)	04/25/57	93	93,021
Seasoned Credit Risk Transfer Trust,
Series 2016-1, Class M1, 144A^
3.000%(c)	09/25/55	54	49,968
Towd Point Mortgage Trust,
Series 2015-4, Class A1B, 144A
2.750%(c)	04/25/55	82	82,012
Series 2016-1, Class A1B, 144A
2.750%(c)	02/25/55	142	142,095
Series 2016-2, Class A1A, 144A
2.750%(c)	08/25/55	109	108,725
Series 2016-3, Class A1, 144A
2.250%(c)	08/25/55	115	113,824

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $2,745,682)			2,757,255

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Federal Home Loan Banks, Bonds
1.000%	09/26/19	325	321,127

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
2.500%	05/01/28	24	$24,464
2.500%	06/01/30	436	437,469
3.000%	01/01/27	46	47,265
3.000%	02/01/30	73	74,878
3.000%	08/01/43	231	230,790
3.500%	08/01/26	20	20,874
3.500%	03/01/42	7	6,836
3.500%	12/01/42	162	167,262
3.500%	01/01/44	235	242,216
3.500%	03/01/46	398	409,359
4.000%	07/01/25	14	15,047
4.000%	09/01/40	4	4,396
4.000%	12/01/40	61	64,039
4.000%	02/01/41	72	76,106
4.000%	04/01/42	11	11,830
4.000%	06/01/42	32	33,486
4.000%	11/01/45	290	304,353
4.500%	05/01/40	30	31,985
4.500%	10/01/41	229	246,272
4.500%	05/01/42	107	115,075
5.000%	07/01/35	51	56,397
5.000%	09/01/39	11	11,435
5.500%	06/01/36	64	72,052
6.000%	08/01/34	37	42,393
6.000%	01/01/38	12	13,848
Federal National Mortgage Assoc.
0.875%	10/26/17	265	265,037
1.000%	08/28/19	850	840,557
1.250%	08/17/21	630	608,876
2.000%	07/01/28	24	23,861
2.500%	09/01/27	107	107,098
2.500%	10/01/27	29	29,411
2.500%	11/01/27	14	13,663
2.500%	12/01/27	36	36,117
2.500%	12/01/27	14	14,350
2.500%	12/01/27	13	13,317
2.500%	02/01/28	15	14,931
2.500%	03/01/28	75	75,193
2.500%	06/01/28	214	214,311
2.500%	07/01/28	9	9,339
2.500%	05/01/30	66	66,044
2.500%	07/01/30	128	128,202
2.500%	07/01/30	38	38,604
2.500%	10/01/31	49	49,427
2.500%	11/01/31	1,050	1,053,411
2.500%	02/01/43	30	28,684
2.500%	TBA	455	455,720
3.000%	02/01/27	38	38,684
3.000%	10/01/27	121	124,386
3.000%	12/01/27	19	19,151
3.000%	10/01/28	43	44,474
3.000%	03/01/30	120	123,589
3.000%	02/01/31	51	52,156
3.000%	09/01/33	22	22,894
3.000%	01/01/43	65	65,130
3.000%	05/01/43	311	310,890
3.000%	05/01/43	45	45,210

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/43	4	$3,585
3.000%	09/01/46	25	24,864
3.000%	10/01/46	786	781,678
3.000%	10/01/46	526	523,018
3.000%	11/01/46	1,835	1,824,933
3.000%	11/01/46	415	412,723
3.000%	11/01/46	145	144,621
3.000%	11/01/46	65	64,548
3.000%	11/01/46	44	43,692
3.000%	11/01/46	30	29,745
3.000%	11/01/46	25	24,864
3.000%	12/01/46	208	207,232
3.000%	12/01/46	208	206,974
3.000%	12/01/46	136	135,287
3.000%	12/01/46	36	35,775
3.000%	TBA	340	348,898
3.000%	TBA	915	908,974
3.500%	01/01/26	76	79,230
3.500%	06/01/27	52	54,675
3.500%	01/01/41	24	24,908
3.500%	01/01/41	6	5,983
3.500%	10/01/41	29	29,939
3.500%	07/01/42	88	90,305
3.500%	03/01/43	68	70,265
3.500%	05/01/43	462	475,979
3.500%	06/01/43	44	44,886
3.500%	06/01/43	28	28,656
3.500%	07/01/43	180	185,718
3.500%	09/01/43	95	98,061
3.500%	09/01/43	59	60,773
3.500%	01/01/44	174	179,691
3.500%	01/01/44	101	103,628
3.500%	03/01/44	43	44,421
3.500%	07/01/44	195	201,018
3.500%	04/01/45	54	55,108
3.500%	07/01/45	295	303,209
3.500%	09/01/45	679	697,409
3.500%	11/01/45	291	298,663
3.500%	11/01/45	63	64,476
3.500%	12/01/45	1,191	1,221,546
3.500%	12/01/45	623	639,477
3.500%	01/01/46	180	184,617
3.500%	04/01/46	209	214,533
3.500%	TBA	2,690	2,757,040
4.000%	07/01/25	36	37,673
4.000%	11/01/40	90	94,927
4.000%	12/01/40	22	22,847
4.000%	02/01/41	134	141,818
4.000%	02/01/41	114	119,920
4.000%	02/01/41	54	57,333
4.000%	02/01/41	45	47,524
4.000%	01/01/42	50	53,109
4.000%	08/01/42	102	107,968
4.000%	01/01/43	37	39,509
4.000%	09/01/45	77	81,031
4.000%	01/01/46	78	81,918
4.000%	TBA	1,900	1,997,486
4.500%	08/01/24	12	12,702

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/01/27	14	$14,840
4.500%	09/01/35	54	58,138
4.500%	12/01/39	11	12,172
4.500%	03/01/40	24	25,733
4.500%	08/01/40	124	134,102
4.500%	09/01/40	17	17,853
4.500%	10/01/40	59	63,428
4.500%	05/01/41	27	29,218
4.500%	01/01/44	235	252,268
4.500%	04/01/44	95	102,099
4.500%	06/01/44	55	59,643
4.500%	TBA	1,125	1,210,034
5.000%	04/01/19	5	5,623
5.000%	10/01/33	24	26,068
5.000%	11/01/33	6	6,535
5.000%	11/01/33	6	6,456
5.000%	10/01/34	9	10,230
5.000%	04/01/35	4	4,126
5.000%	07/01/35	21	23,596
5.000%	07/01/35	16	17,105
5.000%	07/01/35	5	5,323
5.000%	10/01/35	31	33,351
5.000%	07/01/41	353	387,811
5.000%	02/01/42	62	68,106
5.000%	05/01/42	49	53,822
5.000%	07/01/42	114	124,983
5.000%	TBA	165	179,747
5.500%	04/01/34	12	13,663
5.500%	02/01/35	29	32,503
5.500%	11/01/35	57	64,226
5.500%	01/01/36	11	12,691
5.500%	07/01/36	58	65,260
5.500%	08/01/37	71	79,299
5.500%	TBA	135	150,071
6.000%	02/01/34	200	229,913
6.000%	04/01/35	14	15,955
6.000%	04/01/35	13	14,696
6.000%	03/01/37	51	57,546
6.000%	01/01/40	11	12,941
6.500%	11/01/36	22	24,884
Government National Mortgage Assoc.
2.500%	10/20/42	38	37,038
2.500%	01/20/43	17	16,262
2.500%	05/20/43	186	181,555
3.000%	08/20/43	51	52,104
3.000%	11/20/46	1,180	1,195,995
3.000%	12/20/46	50	50,698
3.500%	01/15/42	18	19,166
3.500%	03/20/42	48	50,115
3.500%	05/20/42	17	18,232
3.500%	06/20/42	23	24,001
3.500%	08/20/42	39	40,741
3.500%	09/20/42	101	105,485
3.500%	12/20/42	18	18,756
3.500%	01/20/43	127	132,556
3.500%	02/20/43	42	44,370
3.500%	03/20/43	53	54,953
3.500%	05/20/43	36	37,986

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/20/43	34	$35,240
3.500%	09/20/43	181	189,277
3.500%	10/15/43	74	77,932
3.500%	02/20/45	22	22,596
3.500%	10/20/45	23	24,161
3.500%	02/20/46	91	94,517
3.500%	02/20/46	63	65,373
3.500%	06/20/46	5	4,896
3.500%	09/20/46	51	53,074
3.500%	10/20/46	9	9,290
4.000%	02/15/41	11	11,446
4.000%	03/15/41	12	13,352
4.000%	10/20/41	89	94,756
4.000%	04/20/42	62	66,207
4.000%	02/20/44	78	82,580
4.000%	10/20/45	147	156,535
4.000%	12/20/45	267	283,567
4.000%	01/20/46	159	168,814
4.000%	05/20/46	205	218,195
4.500%	05/20/40	47	50,203
4.500%	01/20/41	63	68,286
4.500%	09/15/45	54	59,071
4.500%	01/20/46	84	90,250
5.000%	05/20/33	19	21,150
5.000%	12/20/34	15	16,462
5.000%	04/15/39	12	13,449
5.000%	09/15/39	6	6,667
5.000%	12/15/39	23	25,374
5.000%	01/15/40	23	25,500
5.000%	02/15/40	9	10,460
5.000%	05/20/40	31	33,875
5.000%	06/15/40	20	22,115
5.000%	06/20/40	27	30,308
5.000%	08/20/40	9	9,773
5.000%	11/20/42	52	56,096
5.500%	08/20/38	22	24,084

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $33,151,086)			32,866,363

U.S. TREASURY OBLIGATIONS — 3.6%
U.S. Treasury Bonds
2.250%	08/15/46	430	361,553
2.500%	02/15/46	295	262,135
2.500%	05/15/46	345	306,592
2.875%	08/15/45	520	500,399
2.875%	11/15/46	400	386,188
3.000%	11/15/44	60	59,271
3.125%	11/15/41	2,315	2,349,454
3.125%	02/15/43	240	243,178
3.375%	05/15/44	690	731,697
3.500%	02/15/39	480	524,925
4.500%	02/15/36	1,030	1,303,271
4.500%	05/15/38	85	107,359
5.375%	02/15/31	30	39,956
U.S. Treasury Notes
1.000%	09/15/18	100	99,789
1.000%	03/15/19	3,690	3,670,399
1.125%	02/28/21	2,165	2,106,562

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS (continued)
1.125%	06/30/21		195	$188,731
1.125%	07/31/21		375	362,490
1.125%	08/31/21		2,000	1,932,422
1.250%	10/31/18		3,300	3,305,287
1.250%	03/31/21		705	688,724
1.375%	06/30/23		2,295	2,180,071
1.500%	05/31/20		210	209,360
1.625%	11/30/20		1,270	1,264,891
1.625%	04/30/23		2,385	2,306,743
1.625%	05/15/26		90	83,925
1.750%	11/30/21	(a)	2,000	1,985,078
2.125%	08/15/21		1,105	1,115,489
2.625%	08/15/20		1,170	1,209,761

TOTAL U.S. TREASURY OBLIGATIONS (cost $30,543,192)				29,885,700

TOTAL LONG-TERM INVESTMENTS (cost $719,536,139)				753,832,518

			Shares
SHORT — TERM INVESTMENTS — 16.6%
AFFILIATED MUTUAL FUNDS — 16.0%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			91,979,786	91,979,786
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $42,554,212; includes $42,520,372 of cash collateral for securities on loan)(b)(w)			42,545,195	42,553,705
TOTAL AFFILIATED MUTUAL FUNDS (cost $134,533,998)(Note 4)				134,533,491

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.5%
U.S. Treasury Bills
0.427%(s)	04/27/17	(hh)	20	19,965
0.431%(s)	03/30/17		120	119,857
0.442%(s)	04/27/17	(hh)	3,120	3,114,590
0.473%(s)	04/27/17	(hh)	115	114,801
0.478%(s)	04/27/17	(hh)	50	49,913
0.491%(s)	04/27/17	(hh)	10	9,983
0.541%(s)	04/27/17	(hh)	170	169,705
0.574%(s)	04/27/17	(hh)	250	249,567

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,849,394)				3,848,381

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL PAPER(n) — 0.1%
AXA
1.677%	10/10/17	255	$251,914
Enbridge Energy Partners
1.969%	05/09/17	255	253,519
Vodaphone Group PLC
1.625%	09/07/17	250	247,199

TOTAL COMMERCIAL PAPER (cost $752,168)			752,632

TOTAL SHORT-TERM INVESTMENTS (cost $139,135,560)			139,134,504

TOTAL INVESTMENTS — 106.5% (cost $858,671,699)			892,967,022
Liabilities in excess of other assets(z) — (6.5)%			(54,530,354)

NET ASSETS — 100.0%			$838,436,668

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $116,423 and 0.0% of net assets.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,508,602; cash collateral of $42,520,372 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2—Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
8	2 Year U.S. Treasury Notes	Mar. 2017	$1,735,531	$1,733,500	$(2,031)
17	5 Year U.S. Treasury Notes	Mar. 2017	2,002,945	2,000,289	(2,656)
17	10 Year U.S. Treasury Notes	Mar. 2017	2,123,938	2,112,781	(11,157)
6	20 Year U.S. Treasury Bonds	Mar. 2017	913,404	903,938	(9,466)
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	647,500	641,000	(6,500)
211	Mini MSCI EAFE Index	Mar. 2017	17,754,230	17,677,580	(76,650)
69	Mini MSCI Emerging Markets Index	Mar. 2017	3,042,075	2,963,205	(78,870)
79	Russell 2000 Mini Index	Mar. 2017	5,396,909	5,359,755	(37,154)
362	S&P 500 E-Mini Index	Mar. 2017	40,590,194	40,475,220	(114,974)
13	S&P Mid Cap 400 E-Mini Index	Mar. 2017	2,191,020	2,156,830	(34,190)

					$(373,648)

U.S. Treasury Obligations with a combined market value of $3,218,467 have been segregated with JP Morgan Chase to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/13/17	UBS AG	GBP 580	$733,948	$714,467	$19,481
Japanese Yen,
Expiring 01/13/17	Hong Kong & Shanghai Bank	JPY 79,775	732,560	683,139	49,421

			$1,466,508	$1,397,606	68,902

Credit Default Swap Agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices – Sell Protection(2):
CDX.NA.IG.27	12/20/21	1.000%	11,800	$132,855	$182,579	$49,724

U.S. Treasury Obligations with a combined market value of $197,657 have been segregated with JPMorgan Chase to cover requirements for the open centrally cleared credit default swap contract at December 31, 2016.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$472,791,038	$166,129,384	$—
Preferred Stocks	887,094	10,530	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	3,746,981	66,455
Commercial Mortgage-Backed Securities	—	3,988,278	—
Convertible Bonds	—	205,625	—
Corporate Obligations	—	35,164,270	—
Foreign Government Bonds	—	2,769,847	—
Municipal Bonds	—	2,563,698	—
Residential Mortgage-Backed Securities	—	2,707,287	49,968
U.S. Government Agency Obligations	—	32,866,363	—
U.S. Treasury Obligations	—	33,734,081	—
Affiliated Mutual Funds	134,533,491	—	—
Commercial Paper	—	752,632	—
Other Financial Instruments*
Futures Contracts	(373,648)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	68,902	—
Centrally Cleared Credit Default Swap Agreements	—	49,724	—

Total	$607,837,975	$284,757,602	$116,423

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds (5.1% represents investments purchased with collateral from securities on loan)	16.0%
Banks	6.1
Equity Real Estate Investment Trusts (REITs)	5.3
Pharmaceuticals	4.1
U.S. Treasury Obligations	4.1
U.S. Government Agency Obligations	3.9
Insurance	3.8
Capital Markets	3.3
Internet Software & Services	3.1
Health Care Equipment & Supplies	3.0
Oil, Gas & Consumable Fuels	2.9
IT Services	2.7
Media	2.6
Internet & Direct Marketing Retail	2.4

Software	2.4%
Health Care Providers & Services	2.1
Specialty Retail	1.8
Electric Utilities	1.6
Food Products	1.6
Semiconductors & Semiconductor Equipment	1.6
Tobacco	1.6
Aerospace & Defense	1.5
Biotechnology	1.5
Chemicals	1.5
Industrial Conglomerates	1.5
Hotels, Restaurants & Leisure	1.3
Food & Staples Retailing	1.2
Machinery	1.2
Diversified Telecommunication Services	1.0
Technology Hardware, Storage & Peripherals	1.0
Airlines	0.9
Life Sciences Tools & Services	0.9
Beverages	0.8
Auto Components	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Electronic Equipment, Instruments & Components	0.7%
Automobiles	0.6
Building Products	0.6
Professional Services	0.6
Real Estate Management & Development	0.6
Commercial Mortgage-Backed Securities	0.5
Communications Equipment	0.5
Containers & Packaging	0.5
Non-Residential Mortgage-Backed Securities	0.5
Textiles, Apparel & Luxury Goods	0.5
Wireless Telecommunication Services	0.5
Commercial Services & Supplies	0.4
Consumer Finance	0.4
Electrical Equipment	0.4
Metals & Mining	0.4
Multiline Retail	0.4
Multi-Utilities	0.4
Road & Rail	0.4
Trading Companies & Distributors	0.4
Electric	0.3
Foreign Government Bonds	0.3
Household Durables	0.3
Household Products	0.3
Leisure Products	0.3
Municipal Bonds	0.3
Oil & Gas	0.3
Residential Mortgage-Backed Securities	0.3
Air Freight & Logistics	0.2
Diversified Consumer Services	0.2
Diversified Financial Services	0.2

Energy Equipment & Services	0.2%
Gas Utilities	0.2
Healthcare-Services	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Personal Products	0.2
Pipelines	0.2
Real Estate Investment Trusts (REITs)	0.2
Advertising	0.1
Agriculture	0.1
Auto Manufacturers	0.1
Commercial Paper	0.1
Commercial Services	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Electronics	0.1
Healthcare-Products	0.1
Independent Power & Renewable Electricity Producers	0.1
Internet	0.1
Machinery-Diversified	0.1
Marine	0.1
Retail	0.1
Telecommunications	0.1
Thrifts & Mortgage Finance	0.1
Transportation Infrastructure	0.1
Trucking & Leasing	0.1

106.5
Liabilities in excess of other assets	(6.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$49,724	*	—	$—
Equity contracts	—	—		Due from/to broker-variation margin futures	341,838	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	68,902		—	—
Interest rate contracts	—	—		Due from/to broker-variation margin futures	31,810	*

Total		$118,626			$373,648

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$44,361	$44,361
Equity contracts	(44)	3,264,969	—	—	3,264,925
Foreign exchange contracts	—	—	115,650	—	115,650

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Contracts(2)	Swaps	Total
Interest rate contracts	—	$(75,211)	—	—	$(75,211)

Total	$(44)	$3,189,758	$115,650	$44,361	$3,349,725

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(3)	Swaps	Total
Credit contracts	$—	$—	$58,151	$58,151
Equity contracts	(710,438)	—	—	(710,438)
Foreign exchange contracts	—	68,902	—	68,902
Interest rate contracts	(28,022)	—	—	(28,022)

Total	$(738,460)	$68,902	$58,151	$(611,407)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currency transactions in the Statement of Operations. For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Forward Foreign Currency Exchange Contracts - Purchased(2)	Forward Foreign Currency Exchange Contracts - Sold(2)	Credit Default Swap Agreements - Sell Protection(3)
$59,902,389	$1,388	$931,520	$9,080,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$41,508,602	$(41,508,602)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Hong Kong & Shanghai Bank	$49,421	$—	$—	$49,421
UBS AG	19,481	—	—	19,481

	$68,902

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Hong Kong & Shanghai Bank	$—	$—	$—	$—
UBS AG	—	—	—	—

$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $41,508,602:
Unaffiliated investments (cost $724,137,701)	$758,433,531
Affiliated investments (cost $134,533,998)	134,533,491
Cash	130,548
Foreign currency, at value (cost $577,342)	581,956
Receivable for investments sold	3,281,449
Dividends and interest receivable	1,811,980
Receivable for fund share sold	341,013
Tax reclaim receivable	243,109
Unrealized appreciation on OTC forward foreign currency contracts	68,902
Receivable from affiliate	15,796
Due from broker-variation margin swaps	3,078
Prepaid expenses	5,188

Total Assets	899,450,041

LIABILITIES:
Payable to broker for collateral for securities on loan	42,520,372
Payable for investments purchased	17,912,573
Advisory fees payable	254,966
Accrued expenses and other liabilities	157,364
Due to broker-variation margin futures	139,162
Distribution fee payable	28,590
Affiliated transfer agent fee payable	346

Total Liabilities	61,013,373

NET ASSETS	$838,436,668

Net assets were comprised of:
Paid-in capital	$798,034,619
Retained earnings	40,402,049

Net assets, December 31, 2016	$838,436,668

Net asset value and redemption price per share, $838,436,668 / 73,418,523 outstanding shares of beneficial interest	$11.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax
$437,057, of which $44,886 is reimbursable by an affiliate)	$10,776,281
Interest income	2,095,433
Affiliated dividend income	444,001
Income from securities lending, net (including affiliated income of $145,599)	265,427

13,581,142

EXPENSES
Advisory fees	4,902,576
Distribution fee	1,692,132
Custodian and accounting fees	516,000
Audit fee	27,000
Trustees’ fees	16,000
Shareholders’ reports	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense	3,192
Miscellaneous	45,964

Total expenses	7,241,864
Less: advisory fee waivers and/or expense reimbursement	(13,537)

Net expenses	7,228,327

NET INVESTMENT INCOME (LOSS)	6,352,815

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $9,374)	(3,864,487)
Futures transactions	3,189,758
Swap agreements transactions	44,361
Foreign currency transactions	77,206

(553,162)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(507))	26,764,351
Futures	(738,460)
Swap agreements	58,151
Foreign currencies	61,375

26,145,417

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	25,592,255

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$31,945,070

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$6,352,815	$3,287,353
Net realized gain (loss) on investment and foreign currency transactions.	(553,162)	(2,545,247)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,145,417	777,275

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,945,070	1,519,381

FUND SHARE TRANSACTIONS:
Fund share sold [40,093,762 and 24,452,885 shares, respectively]	433,613,656	267,575,533
Fund share repurchased [18,983,735 and 620,612 shares, respectively]	(193,601,940)	(6,336,116)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	240,011,716	261,239,417

CAPITAL CONTRIBUTIONS (NOTE 4)	1,593	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	271,958,379	262,758,798
NET ASSETS:
Beginning of year	566,478,289	303,719,491

End of year	$838,436,668	$566,478,289

SEE NOTES TO FINANCIAL STATEMENTS.

A382

Glossary:

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ITL	Italian Lira
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
BVC	Colombian Securities Exchange
CHI-X	European Equity Exchange
FTSE	Financial Times Stock Exchange
NYSE	New York Stock Exchange
OMXS30	Stockholm Stock Exchange
OTC	Over-the-counter
QMTF	Quote Multilateral Trading Facility
SGMX	Sigma X MTF
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XBRN	Berne Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
XPAR	Paris Stock Exchange
XTSE	Toronto Stock Exchange
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security

Index:

ABX	Asset-Backed Securities Index
BCOMTR	Bloomberg Commodity Index Total Return
CAC40	French Stock Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CNX	CRISIL NSE Index
CPI	Consumer Price Index
DAX	German Stock Index
HICP	Harmonised Index of Consumer Prices
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
iTraxx	International Credit Derivative Index
MIB	Milano Italia Borsa
SPI	Swiss Performance Index
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ADR	American Depositary Receipt
ADS	American Depositary Share
BABs	Build America Bonds
BKNT	Bank Notes
BDR	Brazilian Depositary Receipt
Bobl	Bundesobligationen-German Federal Obligations
bps	Basis Points
BTP	Buoni del Tesoro Poliennal
CAS	Connecticut Avenue Securities
CDI	Chess Depository Interest
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
COOIS	Colombia Overnight Interbank Reference Rate
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
DIP	Debtor-In-Possession
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
HIBOR	Hong Kong Interbank Offered Rate
IO	Interest Only (Principal amount represents notional)

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Glossary: (continued)

JIBAR	Johannesburg Interbank Agreed Rate
KWCDC	Korean Won Certificate of Deposit
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PO	Principal Only
PQSC	Private Qatar Stock Company
PRFC	Preference Shares
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
S&P	Standard & Poor
SDR	Sweden Depositary Receipt
SLM	Student Loan Mortgage
SMB	Sallie Mae Bank
SPDR	Standard & Poor’s Depository Receipts
STACR	Structured Agency Credit Risk
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
ULSD	Ultra-Low Sulfur Diesel
USAID	United States Agency for International Development
UTS	Unit Trust Security
WIBOR	Warsaw Interbank Offered Rate
WTI	West Texas Intermediate

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2016 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 11 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”)	Long-term capital appreciation.	AlphaSimplex Group, LLC / AQR Capital Management, LLC / CoreCommodity Management, LLC / First Quadrant, L.P. / Jennison Associates LLC (“Jennison”) / J.P. Morgan Investment Management, Inc. / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates LLC (“QMA”) / Western Asset Management Company / Western Asset Management Company, Limited
AST AQR Large-Cap Portfolio (“AQR Large-Cap”)	Long-term capital appreciation.	AQR Capital Management, LLC
AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA
AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Defensive Asset Allocation Portfolio (“Defensive Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA
AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi- Asset”)	High level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. / Security Capital Research & Management Incorporated

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	Objective	Subadviser(s)
AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”)	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Legg Mason Diversified Growth Portfolio (“Legg Mason Diversified Growth”)	High risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC / ClearBridge Investments, LLC / QS Investors, LLC / Western Asset Management Company / Western Asset Management Company, Limited
AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”)	Total return.	Affinity Investment Advisors, LLC / Boston Advisors, LLC effective February 8, 2016 / C.S. McKee, LP / EARNEST Partners, LLC / Epoch Investment Partners, Inc. / Longfellow Investment Management Co. LLC / Parametric Portfolio Associates, LLC / Security Investors, LLC through February 8, 2016 / Thompson, Siegel & Walmsley LLC / Vision Capital Management Inc. through February 8, 2016
AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”), with the exception of Legg Mason Diversified Growth for whom PI is the sole Investment Manager. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

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Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that

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would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR: The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

P-notes: The Trust may gain exposure to securities in certain foreign markets through investments in P-notes. The Trust may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from

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the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales: Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short

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and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the agreement.

Swap Agreements: Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit

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deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements: Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the

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Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2016, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

PIK Securities: Certain fixed income Portfolios may invest in the open market or receive pursuant to debt restructuring, securities that pay in kind the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio

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securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Dollar Rolls: Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Real Estate Investment Trusts (REITs): Certain Portfolios invest in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (MLPs): Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

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Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust has entered into investment management agreements with the Investment Managers on behalf of the Portfolios which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2016, the Investment Managers have engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations: The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisory fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Advisory Fees	Effective Advisory Fees, Net of Waiver
Academic Strategies†*(1)	Fund-of-Funds Segments/Sleeves:	0.64%
	0.72% of average daily net assets
	Non Fund-of-Funds
	Segments/Sleeves:
	0.5525% first $300 million;
	0.5425% on next $200 million;
	0.5325% on next $250 million;
	0.5225% on next $2.5 billion;
	0.5125% on next $ 2.75 billion;
	0.4825% on next $4 billion;
	0.4625% in excess of $10 billion
AQR Large-Cap.	0.5825% first $300 million;	0.39%
	0.5725% on next $200 million;
	0.5625% on next $250 million;
	0.5525% on next $2.5 billion;
	0.5425% on next $2.75 billion;
	0.5125% on next $4 billion;
	0.4925% in excess of $10 billion
Capital Growth Asset Allocation(1)	0.15%	0.15%
ClearBridge Dividend Growth	0.6825% first $300 million;	0.55%
	0.6725% on next $200 million;
	0.6625% on next $ 250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
Defensive Asset Allocation(1)	0.15%	0.15%
Goldman Sachs Multi-Asset	0.7825% first $300 million;	0.57%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

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	Advisory Fees	Effective Advisory Fees, Net of Waiver
J.P. Morgan Global Thematic**	0.7825% first $300 million;	0.76%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $ 2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
J.P. Morgan Strategic Opportunities	0.8325% first $300 million;	0.80%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $ 2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess $10 billion
Legg Mason Diversified Growth	0.7325% first $300 million;	0.52%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
New Discovery Asset Allocation	0.6825% first $300 million;	0.66%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $ 2.5 billion;
	0.6425% on next $750 million;
	0.6225% on next $2 billion;
	0.5925% on next $4 billion;
	0.5725% in excess of $10 billion
T. Rowe Price Growth Opportunities	0.7325% first $300 million;	0.72%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $ 2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through June 30, 2016	Fee Waivers and/or Expense Limitations effective July 1, 2016
AQR Large-Cap	voluntarily waive 0.007%	contractually waive 0.086%
	plus contractually waive 0.24%	through June 30, 2017
through June 30, 2016
ClearBridge Dividend Growth	contractually waive 0.11%	contractually waive 0.11%
	through June 30, 2016	through June 30, 2017
Goldman Sachs Multi-Asset	contractually waive 0.213%	contractually waive 0.144%
	through June 30, 2016	through June 30, 2017
J.P. Morgan Strategic Opportunities	contractually waive 0.011% through June 30, 2016	contractually waive 0.011% through June 30, 2017
Legg Mason Diversified Growth***	contractually limit expenses to 1.07% through June 30, 2016	contractually limit expenses to 1.07% through June 30, 2017
New Discovery Asset Allocation	contractually waive 0.009%	contractually waive 0.013%
	through February 5, 2016	through June 30, 2017,
	effective February 6, 2016	contractually limit expenses to
	waive 0.013% through June 30, 2017	1.08% through June 30, 2017
contractually limit expenses to
1.08% through June 30, 2016
T. Rowe Price Growth Opportunities	contractually waive 0.002% through October 31, 2016	contractually waive 0.002% through June 30, 2017

†	For Academic Strategies, the investment management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other Portfolios of the Advanced Series Trust. The investment management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other Portfolios of the Advanced Series Trust. Portfolio assets invested in mutual funds other than the portfolios of the Advanced Series Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.

*

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average

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daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.

**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.

***	The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the investment management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

(1)	Fund of Fund Discount: Effective, July 1, 2016, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Fund sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Defensive Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Fund Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

AST Investment Services, Inc., Jennison, PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was as follows:

Amount
Academic Strategies	$27,539
J.P. Morgan Global Thematic	57,397
J.P. Morgan Strategic Opportunities	60,065

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Amount
Legg Mason Diversified Growth	$576
New Discovery Asset Allocation	19,894
T. Rowe Price Growth Opportunities	1,809

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Capital Growth Asset Allocation Portfolio and Defensive Asset Allocation Portfolio. In addition, no 12b-1 fee is charged for the assets of Academic Strategies Asset Allocation Portfolio and the 12b-1 fee is waived for the assets of Goldman Sachs Multi-Asset Portfolio and Legg Mason Diversified Growth Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests the Portfolios’ overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prior to July 7, 2016, PGIM, Inc. was the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January

1, 2016 through February 4, 2016, PGIM, Inc. was compensated as follows for these services (PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016):

Amount
Academic Strategies	$6,333
AQR Large-Cap	2,224
ClearBridge Dividend Growth	6,628
Goldman Sachs Multi-Asset	3,918
J.P. Morgan Global Thematic	11,285
J.P. Morgan Strategic Opportunities	6,274
New Discovery Asset Allocation	959
T. Rowe Price Growth Opportunities	909

In February 2016, Prudential, the parent company of the Investment Manager (PI and AST Investment Services, Inc.) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges

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in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios were reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2015 Withholding Tax		2016 Withholding Tax
Academic Strategies	$66,761		$74,780
Goldman Sachs Multi-Asset	147,656		185,042
J.P. Morgan Global Thematic	80,734		121,132
J.P. Morgan Strategic Opportunities	84,958		157,169
Legg Mason Diversified Growth	2,892	*	9,981
New Discovery Asset Allocation	41,531		54,937
T. Rowe Growth Opportunities	25,302		44,886

*  Includes amounts from December 2015 reimbursed in 2016.

5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended December 31, 2016, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies	$2,654,319,793	$3,407,874,826
AQR Large-Cap	1,767,111,515	1,951,824,925
Capital Growth Asset Allocation	2,335,071,207	2,921,467,653
ClearBridge Dividend Growth	729,356,300	164,083,499
Defensive Asset Allocation	305,380,306	243,391,875
Goldman Sachs Multi-Asset	3,977,701,200	4,158,822,793
J.P. Morgan Global Thematic	2,017,553,808	2,196,653,286
J.P. Morgan Strategic Opportunities	1,972,788,536	2,068,636,654
Legg Mason Diversified Growth	126,470,366	43,685,319
New Discovery Asset Allocation	522,383,463	540,750,256
T. Rowe Price Growth Opportunities	649,567,552	434,536,257

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2016 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Academic Strategies
AQR Emerging Markets Equity	$122,855,291	$17,450,000	$29,303,000	$—	$121,137,306
BlackRock/Loomis Sayles	—	30,582,879	5,914,000	—	24,568,300
BlackRock Low Duration	718,558	—	—	—	730,315
Boston Partners Large-Cap Value	38,154,391	5,391,664	19,823,055	—	27,029,704
ClearBridge Dividend Growth	18,379,639	20,114,558	9,262,000	—	33,893,346
Cohen & Steers Realty	275,927,242	6,000,000	97,071,000	—	191,694,343
Global Real Estate	413,388,180	6,000,000	118,041,000	—	300,469,747
Goldman Sachs Large-Cap Value	43,372,827	4,000,000	23,716,410	—	26,518,182
Goldman Sachs Mid-Cap Growth	117,810,592	350,000	24,019,000	—	94,601,798
Goldman Sachs Small-Cap Value	75,525,802	—	1,575,000	—	91,719,601

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Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Academic Strategies (cont’d.)
Goldman Sachs Strategic Income	$22,694,851	$3,314,000	$12,590,701	$—	$8,850,279
Government Money Market	246,715	—	—	—	246,715
High Yield	395,791,381	35,500,000	161,372,000	—	313,072,853
Hotchkis & Wiley Large-Cap Value	47,919,821	9,500,000	24,683,437	—	36,943,760
International Growth	257,404,178	11,000,000	70,518,000	—	188,667,882
International Value	358,487,353	11,000,000	56,706,000	—	312,100,587
Jennison Large-Cap Growth	24,502,483	7,500,000	9,238,380	—	22,065,063
Loomis Sayles Large-Cap Growth	32,027,270	4,000,000	7,600,000	—	29,691,847
Lord Abbett Core Fixed Income	55,815,793	31,783,497	18,116,000	—	70,548,343
MFS Growth	24,243,613	4,000,000	5,414,000	—	23,104,365
MFS Large-Cap Value	28,521,592	34,378,588	16,059,218	—	52,181,685
Morgan Stanley Multi-Asset	12,298,000	—	—	—	11,959,999
Neuberger Berman Long/Short	9,570,000	—	—	—	9,889,999
Neuberger Berman/LSV Mid-Cap Value.	112,882,442	750,000	17,293,000	—	113,666,642
Parametric Emerging Markets Equity	105,472,726	16,000,000	27,246,000	—	101,869,235
Prudential Core Bond	105,078,142	11,822,000	41,522,672	—	79,768,168
Prudential Global Short Duration High Yield	141,557	—	146,026	1,408	—
Prudential Short Duration High Yield	113,223	—	113,776	498	—
QMA Emerging Markets Equity	75,147,436	10,400,000	16,975,000	—	71,840,882
QMA International Core Equity	147,788,839	3,000,000	29,586,000	—	120,522,598
QMA US Equity Alpha	204,583,179	1,500,000	30,000,000	—	202,043,895
Small-Cap Growth	12,021,771	1,000,000	2,635,000	—	11,453,700
Small-Cap Growth Opportunities	8,973,514	2,500,000	2,632,000	—	9,528,277
Small-Cap Value.	104,622,047	2,250,000	23,572,000	—	107,681,102
T. Rowe Price Large-Cap Growth	17,736,211	7,500,000	7,529,963	—	18,001,421
T. Rowe Price Natural Resources	13,786,602	27,000,000	789,000	—	44,726,729
Value Equity	28,163,575	30,086,678	25,047,526	—	34,837,685
WEDGE Capital Mid-Cap Value	119,110,944	750,000	17,475,000	—	116,322,648
Wellington Real Total Return	13,188,000	—	—	—	12,711,999
Western Asset Core Plus Bond	74,583,400	8,632,000	31,975,003	—	54,753,250

	$3,519,049,180	$365,055,864	$985,560,167	$1,906	$3,091,414,250

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Capital Growth Asset Allocation
AB Global Bond	$269,515,610	$72,163,615	$42,030,000	$—	$313,423,255
AQR Emerging Markets Equity	14,520,269	2,032,600	2,927,500	—	15,418,033
AQR Large-Cap	1,428,081,846	126,906,600	249,167,500	—	1,441,451,138
BlackRock Low Duration Bond	69,741,638	4,651,100	50,606,000	—	24,612,222
BlackRock/Loomis Sayles Bond.	111,756,634	21,188,628	20,024,000	—	117,401,167
Boston Partners Large-Cap Value	299,195,558	46,400,732	139,382,872	—	232,811,160
ClearBridge Dividend Growth	309,345,359	310,395,803	71,329,500	—	632,462,483
Cohen & Steers Realty	—	8,625,950	9,689,032	—	—
Goldman Sachs Global Income	177,089,213	35,924,674	27,241,000	—	191,554,835
Goldman Sachs Large-Cap Value	371,209,243	49,561,600	214,805,882	—	228,990,343
Goldman Sachs Mid-Cap Growth	45,762,549	3,887,300	9,954,000	—	40,135,023

B15

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Capital Growth Asset Allocation (cont’d.)
Goldman Sachs Small-Cap Value	$86,959,392	$—	$—	$—	$108,099,257
Goldman Sachs Strategic Income	109,131,301	14,127,500	48,913,639	—	74,415,853
Government Money Market	11,086,315	—	—	—	11,086,315
High Yield	129,091,158	9,185,500	48,120,000	—	108,133,156
Hotchkis & Wiley Large-Cap Value	376,139,266	85,930,681	175,494,762	—	317,886,715
International Growth	683,918,469	67,610,200	111,533,500	—	612,799,489
International Value	665,717,096	67,560,200	103,243,500	—	630,604,662
Jennison Large-Cap Growth	394,412,472	26,403,200	146,527,523	—	258,028,916
Lord Abbett Core Fixed Income	111,850,690	141,372,762	27,079,000	—	230,092,612
Loomis Sayles Large-Cap Growth.	483,097,536	42,965,700	105,804,000	—	444,901,921
MFS Growth	390,832,541	34,884,000	86,001,000	—	345,349,761
MFS Large-Cap Value	225,067,298	288,656,915	108,155,293	—	450,856,576
Neuberger Berman/LSV
Mid-Cap Value	23,367,871	3,771,400	3,207,000	—	27,755,157
Parametric Emerging Markets
Equity	13,918,860	1,801,200	2,562,000	—	14,749,816
Prudential Core Bond	707,498,403	114,852,000	201,768,170	—	646,087,225
QMA Emerging Markets Equity	8,707,082	1,276,300	1,826,500	—	8,856,397
QMA International Core Equity	337,111,199	33,797,600	53,060,500	—	318,360,833
QMA Large-Cap Value	1,425,440,772	126,916,600	249,167,500	—	1,441,289,089
Small-Cap Growth Opportunities	128,182,817	11,234,800	17,723,000	—	130,024,609
Small-Cap Growth	130,836,882	11,244,800	17,723,000	—	138,244,797
Small-Cap Value	188,093,395	31,687,100	47,859,000	—	220,105,601
T. Rowe Price Large-Cap Growth.	309,749,906	20,472,600	114,236,218	—	212,409,197
T. Rowe Price Natural Resources	9,040,169	9,599,494	8,462,058	—	9,910,776
Templeton Global Bond	820,714	—	—	—	856,466
Value Equity	222,336,076	239,403,580	171,918,862	—	302,400,707
WEDGE Capital Mid-Cap Value	24,087,615	3,771,400	3,207,000	—	27,638,412
Wellington Management Global Bond	221,476,564	186,101,173	41,312,000	—	371,325,539
Western Asset Core Plus Bond	526,471,850	78,157,000	187,365,342	—	439,071,910
Western Asset Emerging
Markets Debt	31,943,265	548,900	2,040,000	—	33,641,426

	$11,072,604,893	$2,335,071,207	$2,921,467,653	$—	$11,173,242,849

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Defensive Asset Allocation
AB Global Bond	$35,818,531	$27,644,175	$16,597,640	$—	$49,118,722
AQR Emerging Markets Equity	109,229	87,315	72,207	—	146,263
AQR Large-Cap	10,129,560	7,014,404	6,095,967	—	12,674,243
BlackRock Low Duration Bond	9,205,561	4,103,718	9,621,958	—	3,817,705
BlackRock/Loomis Sayles Bond	14,811,589	9,824,154	6,484,642	—	18,881,246
Boston Partners Large-Cap Value	2,035,339	1,613,699	1,935,677	—	2,042,075
ClearBridge Dividend Growth	2,279,604	4,618,564	2,443,353	—	5,271,552

B16

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Defensive Asset Allocation (cont’d.)
Cohen & Steers Realty	$—	$59,640	$65,132	$—	$—
Goldman Sachs Global Income	24,020,053	15,400,569	10,376,420	—	29,985,521
Goldman Sachs Large-Cap Value	2,536,026	1,844,927	2,685,663	—	2,003,549
Goldman Sachs Mid-Cap Growth	302,358	221,330	202,042	—	339,150
Goldman Sachs Strategic Income	14,913,677	7,611,365	10,894,869	—	11,705,101
Government Money Market	6,973,920	3,838,814	2,686,221	—	8,126,513
High Yield	17,009,533	9,741,521	13,627,629	—	16,314,991
Hotchkis & Wiley Large-Cap Value	2,546,192	2,134,257	2,315,751	—	2,781,709
International Growth	4,785,588	3,413,646	2,593,642	—	5,512,487
International Value	4,668,576	3,414,099	2,524,179	—	5,720,070
Jennison Large-Cap Growth	2,706,844	1,641,662	2,029,953	—	2,293,234
Loomis Sayles Large-Cap Growth	3,362,603	32,086,103	11,662,217	—	3,785,781
Lord Abbett Core Fixed Income	15,575,054	2,331,053	2,232,832	—	36,618,388
MFS Growth	2,720,612	1,899,550	1,793,837	—	2,962,898
MFS Large-Cap Value	1,531,507	4,142,166	2,223,113	—	3,927,979
Neuberger Berman/LSV Mid-Cap Value	155,646	128,160	88,670	—	236,146
Parametric Emerging Markets Equity	95,540	76,403	63,206	—	125,842
Prudential Core Bond	96,227,448	56,359,140	54,553,979	—	102,104,237
QMA Emerging Markets Equity	66,885	54,568	45,121	—	86,271
QMA International Core Equity	2,353,189	1,707,439	1,262,960	—	2,882,929
QMA Large-Cap Value	10,195,848	7,013,404	6,095,967	—	12,771,328
Small-Cap Growth Opportunities	891,565	636,100	520,742	—	1,147,868
Small-Cap Growth	888,368	636,100	520,742	—	1,194,220
Small-Cap Value	1,979,360	1,417,830	1,353,504	—	2,822,150
T. Rowe Price Large-Cap Growth	2,171,552	1,283,850	1,577,443	—	1,954,387
T. Rowe Price Natural Resources	42,168	67,172	65,450	—	43,059
Value Equity	1,510,307	3,042,302	2,134,570	—	2,601,273
WEDGE Capital Mid-Cap Value	155,261	128,160	88,670	—	228,183
Wellington Management Global Bond	29,952,780	46,536,301	19,182,377	—	58,071,909
Western Asset Core Plus Bond	69,814,393	39,144,416	43,019,434	—	69,600,635
Western Asset Emerging Markets Debt	4,385,540	2,462,229	1,654,096	—	5,755,103

	$398,927,806	$305,380,305	$243,391,875	$—	$485,654,717

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Goldman Sachs Multi-Asset
Goldman Sachs Strategic Income	$28,778,577	$—	$28,159,999	$—	$—

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Legg Mason Diversified Growth
Western Asset Core Plus Bond	$10,424,252	$13,568,000	$1,135,000	$—	$23,419,032
Western Asset Emerging Markets Debt	2,088,944	2,575,001	243,000	—	4,658,999

	$12,513,196	$16,143,001	$1,378,000	$—	$28,078,031

B17

Options written transactions, during the year ended December 31, 2016, were as follows:

	Academic Strategies		Goldman Sachs Multi-Asset
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount	Premium
Balance at beginning of year	257,355,032	$2,197,375	—	$—
Written options	1,349,361,583	14,288,470	6,319,469	11,937,193
Expired options	(594,898,457)	(11,147,783)	(4,346,177)	(5,819,273)
Closed options.	(998,705,658)	(3,166,870)	(1,458,510)	(5,816,927)

Balance at end of year	13,112,500	$2,171,192	514,782	$300,993

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of zero percent, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2016. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
Academic Strategies	$7,618,184	1.68%	49	$43,419,000	$—
Goldman Sachs Multi-Asset	1,371,000	1.68%	6	1,975,000	—
J.P. Morgan Strategic Opportunities	2,866,500	1.68%	10	6,880,000	—
Legg Mason Diversified Growth	563,167	1.68%	24	2,166,000	—
New Discovery Asset Allocation	944,545	1.68%	11	2,222,000	—
T. Rowe Price Growth Opportunities	7,619,667	1.68%	9	20,725,000	—

B18

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2016, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

10.	Reorganization

At a meeting held on November 17, 2016, the Board of Trustees of the Trust approved plans of reorganization whereby the Target Portfolios would be acquired by the respective Acquiring Portfolios of the Advanced Series Trust, in the table below.

Target Portfolios	Acquiring Portfolios
BlackRock iShares ETF	Goldman Sachs Multi-Asset
Defensive Asset Allocation	Preservation Asset Allocation

A special meeting of shareholders of each Target Portfolio was held on February 16, 2017 where shareholders of each Target Portfolio approved the respective plan of reorganization. It is expected that each reorganization will be completed on or about April 28, 2017.

11.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

B19

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.63		$13.05	$12.57	$11.43	$10.27

Income (Loss) From Investment Operations
Net investment income (loss)	0.01		(0.01)	0.02	— (d)	0.10
Net realized and unrealized gain (loss) on investments	0.79		(0.41)	0.46	1.14	1.18

Total from investment operations	0.80		(0.42)	0.48	1.14	1.28

Less Distributions:	—		—	—	—	(0.12)

Capital Contributions(e)(Note 4)	—	(d)	—	—	—	—

Net Asset Value, end of year	$13.43		$12.63	$13.05	$12.57	$11.43

Total Return(a)	6.33	%(f)	(3.22)%	3.82%	9.97%	12.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,438.3		$5,799.8	$7,320.2	$7,926.8	$7,588.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement(g)	0.84%		0.82%	0.83%	0.86%	0.91%
Expenses Before Waivers and/or Expense Reimbursement(g)	0.84%		0.82%	0.83%	0.86%	0.92%
Net investment income (loss)	0.05%		(0.04)%	0.09%	(0.03)%	0.87%
Portfolio turnover rate(h)	130%		71%	65%	72%	102%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.06%, 0.05%, 0.06%, 0.09%, and 0.14% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

	AST AQR Large-Cap Portfolio
	Year Ended December 31,				April 29, 2013(c) through December 31, 2013
	2016(d)		2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.55		$13.32	$11.77	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.20	0.17	0.09
Net realized and unrealized gain (loss) on investments	1.25		0.03	1.38	1.68

Total from investment operations	1.45		0.23	1.55	1.77

Capital Contributions(e)(Note 4)	—	(f)	—	—	—

Net Asset Value, end of period	$15.00		$13.55	$13.32	$11.77

Total Return(a)	10.70	%(g)	1.73%	13.17%	17.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,949.6		$2,912.3	$2,791.3	$2,615.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.66%		0.58%	0.61%	0.69	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.82%		0.82%	0.83%	0.83	%(h)
Net investment income (loss)	1.48%		1.46%	1.25%	1.24	%(h)
Portfolio turnover rate	63%		81%	61%	42	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2016(c)	2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.07	$14.99	$14.01	$11.42	$10.14

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	(0.02)	(0.03)	0.09
Net realized and unrealized gain (loss) on investments	1.04	0.10	1.00	2.62	1.29

Total from investment operations	1.03	0.08	0.98	2.59	1.38

Less Distributions:	—	—	—	—	(0.10)

Net Asset Value, end of year	$16.10	$15.07	$14.99	$14.01	$11.42

Total Return(a)	6.83%	0.53%	7.00%	22.68%	13.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12,752.6	$12,583.3	$12,999.8	$12,055.0	$8,807.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.15%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.16%	0.16%
Net investment income (loss)	(0.09)%	(0.14)%	(0.14)%	(0.15)%	0.86%
Portfolio turnover rate	21%	23%	13%	57%	51%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST ClearBridge Dividend Growth Portfolio
	Year Ended December 31,				February 25, 2013(c) through December 31, 2013
	2016(d)		2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.96		$13.44	$11.83	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21		0.22	0.22	0.17
Net realized and unrealized gain (loss) on investments	1.72		(0.70)	1.39	1.66

Total from investment operations	1.93		(0.48)	1.61	1.83

Capital Contributions(e) (Note 4)	—	(f)	—	—	—

Net Asset Value, end of period	$14.89		$12.96	$13.44	$11.83

Total Return(a)	14.89	%(g)	(3.57)%	13.61%	18.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,491.7		$731.7	$1,554.6	$1,396.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%		0.83%	0.83%	0.87	%(h)
Expenses Before Waivers and/or Expense Reimbursement	0.93%		0.94%	0.94%	0.94	%(h)
Net investment income (loss)	1.49%		1.65%	1.69%	1.72	%(h)
Portfolio turnover rate	13%		17%	17%	15	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Defensive Asset Allocation Portfolio
	Year Ended December 31,			April 29, 2013(c) through December 31, 2013(d)
	2016(d)	2015(d)	2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.29	$10.31	$9.80	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.49	—	0.52	(0.18)

Total from investment operations	0.47	(0.02)	0.51	(0.20)

Net Asset Value, end of period	$10.76	$10.29	$10.31	$9.80

Total Return(a)	4.57%	(0.19)%	5.20%	(2.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$514.2	$400.6	$254.9	$129.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.17%	0.19%	0.21%	0.37	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.17%	0.19%	0.21%	0.37	%(e)
Net investment income (loss)	(0.15)%	(0.19)%	(0.21)%	(0.37	)%(e)
Portfolio turnover rate	48%	56%	55%	38	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Goldman Sachs Multi-Asset Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013(c)	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99		$12.10	$11.63	$10.59	$9.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.15		0.14	0.14	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.48		(0.25)	0.33	0.97	0.93

Total from investment operations	0.63		(0.11)	0.47	1.04	0.99

Less Distributions:	—		—	—	—	(0.36)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$12.62		$11.99	$12.10	$11.63	$10.59

Total Return(a)	5.25	%(f)	(0.91)%	4.04%	9.82%	10.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,585.9		$2,665.8	$3,000.0	$2,930.5	$2,613.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%		0.84%	0.86%	0.69%	0.23%
Expenses Before Waivers and/or Expense Reimbursement	1.09%		1.07%	1.07%	0.84%	0.31%
Net investment income (loss)	1.26%		1.16%	1.17%	0.66%	0.68%
Portfolio turnover rate	234%		253%	218%	339%	37%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.23		$13.37	$12.57	$10.81	$9.64

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.15	0.19	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.51		(0.29)	0.61	1.63	1.19

Total from investment operations	0.69		(0.14)	0.80	1.76	1.30

Less Distributions:	—		—	—	—	(0.13)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$13.92		$13.23	$13.37	$12.57	$10.81

Total Return(a)	5.22	%(f)	(1.05)%	6.36%	16.28%	13.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,977.8		$2,949.2	$3,146.7	$3,000.3	$2,288.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%		1.06%	1.06%	1.07%	0.58%
Expenses Before Waivers and/or Expense Reimbursement	1.06%		1.06%	1.06%	1.07%	0.64%
Net investment income (loss)	1.38%		1.09%	1.43%	1.22%	1.05%
Portfolio turnover rate	87%		56%	59%	68%	178%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2016(c)		2015(c)	2014(c)	2013	2012(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.42		$16.45	$15.60	$14.05	$12.90

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.20	0.21	0.18	0.21
Net realized and unrealized gain (loss) on investments	0.39		(0.23)	0.64	1.37	1.16

Total from investment operations	0.63		(0.03)	0.85	1.55	1.37

Less Distributions:	—		—	—	—	(0.22)

Capital Contributions(d) (Note 4)	—	(e)	—	—	—	—

Net Asset Value, end of year	$17.05		$16.42	$16.45	$15.60	$14.05

Total Return(a)	3.84	%(f)	(0.18)%	5.45%	11.03%	10.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,514.4		$2,666.8	$2,978.4	$3,019.1	$2,730.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement(g)	1.15%		1.21%	1.22%	1.26%	1.29%
Expenses Before Waivers and/or Expense Reimbursement(g)	1.16%		1.22%	1.22%	1.27%	1.32%
Net investment income (loss)	1.44%		1.18%	1.34%	1.21%	1.54%
Portfolio turnover rate	90%		69%	61%	75%	89%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefitted Prudential.

(e)	Less than $0.005 per share.

(f)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(g)	The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.04%, 0.10%, 0.10%, 0.12%, and 0.16% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Legg Mason Diversified Growth Portfolio
	Year Ended December 31,		November 24, 2014(c) through December 31, 2014
	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.87	$9.96	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.14	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.74	(0.22)	(0.05)

Total from investment operations	0.88	(0.09)	(0.04)

Net Asset Value, end of period	$10.75	$9.87	$9.96

Total Return(a)	8.92%	(0.90)%	(0.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$186.6	$83.7	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.97%	0.97%	0.96	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.23%	2.01%	9.18	%(e)
Net investment income (loss)	1.32%	1.31%	1.29	%(e)
Portfolio turnover rate	40%	57%	11	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST New Discovery Asset Allocation Portfolio
	Year Ended December 31,					April 30, 2012(c) through December 31, 2012
	2016(d)		2015(d)	2014	2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.73		$12.89	$12.26	$10.31	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16		0.14	0.12	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.38		(0.30)	0.51	1.84	0.35

Total from investment operations	0.54		(0.16)	0.63	1.95	0.43

Less Distributions:	—		—	—	—	(0.12)

Capital Contributions(e) (Note 4)	0.01		—	—	—	—

Net Asset Value, end of period	$13.28		$12.73	$12.89	$12.26	$10.31

Total Return(a)	4.32	%(f)	(1.24)%	5.14%	18.91%	4.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$748.2		$744.1	$753.0	$659.0	$404.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%		0.99%	1.00%	1.03%	1.06%(g)
Expenses Before Waivers and/or Expense Reimbursement	1.00%		1.00%	1.01%	1.03%	1.06%(g)
Net investment income (loss)	1.29%		1.07%	1.00%	1.08%	1.03%(g)
Portfolio turnover rate.	97%		86%	105%	60%	143%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.24%.

(g)	Annualized.

(h)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST T. Rowe Price Growth Opportunities Portfolio
	Year Ended December 31,			February 10, 2014(c) through December 31, 2014
	2016(d)		2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.83		$10.67	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10		0.08	0.01
Net realized and unrealized gain (loss) on investments	0.49		0.08	0.66

Total from investment operations	0.59		0.16	0.67

Capital Contributions(e) (Note 4)	—	(f)	—	—

Net Asset Value, end of period	$11.42		$10.83	$10.67

Total Return(a)	5.45	%(g)	1.50%	6.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$838.4		$566.5	$303.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%		1.13%	1.60	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.07%		1.13%	1.60	%(h)
Net investment income (loss)	0.94%		0.75%	0.29	%(h)
Portfolio turnover rate	80%		55%	41	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Academic Strategies Asset Allocation Portfolio, AST AQR Large-Cap Portfolio, AST Capital Growth Asset Allocation Portfolio, AST ClearBridge Dividend Growth Portfolio, AST Defensive Asset Allocation Portfolio, AST Goldman Sachs Multi-Asset Portfolio, AST J.P. Morgan Global Thematic Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Legg Mason Diversified Growth Portfolio, AST New Discovery Asset Allocation Portfolio, and AST T. Rowe Price Growth Opportunities Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PRSRT STD

U.S. POSTAGE

PAID

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-D

Advanced Series Trust

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Multi-Sector Fixed Income Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2016

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

AST Multi-Sector Fixed Income Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	8.93%	3.35%
Blended Index	8.96	3.44
Bloomberg Barclays US Long Corporate Index	10.97	4.21

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio Inception: 2/25/2013. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Multi-Sector Fixed Income Portfolio returned 8.93%.

The net assets of the Portfolio at December 31, 2016 were $7,922.9 million.

The Portfolio’s investment objective is to seek to maximize total return consistent with the preservation of capital. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

The broad fixed income market generated positive returns during 2016, in spite of setbacks during February and the fourth quarter. The gain came amid a number of surprises, including a commodity price decline and rebound, Britain’s decision to leave the European Union (commonly called Brexit), and the Republican sweep of Congress and the White House.

Investment-grade corporate bonds began the reporting period under pressure, as commodity price weakness, global growth concerns, and a stronger US dollar caused credit spreads to widen. (Credit spreads are the amount of extra yield that corporate bonds provide over similar-duration Treasuries.) Spreads then tightened at the beginning of the second quarter as commodity prices stabilized and were buoyed by strong investor demand. During the rest of the reporting period, despite political uncertainty, a pickup in mergers and acquisitions activity, and hawkishness from central bank officials, investment-grade corporate bonds advanced. They generally benefited from improved economic data, supportive central bank policies, and Donald Trump’s surprise victory in the US election, even during a calendar year of record issuance.

For the reporting period overall, US corporate bonds delivered a respectable return. Long-term corporate bonds performed best Long-term corporates, were the clear winner.

What strategies or holdings affected the Portfolio’s performance?

Security selection within investment-grade corporate bonds was the largest positive contributor to the Portfolio’s relative performance during the reporting period. The Portfolio was helped most by positions in the upstream energy, health care & pharmaceutical, and capital goods sectors. Positions in the midstream energy, banking, and retailers & restaurants sectors hurt performance. In terms of specific holdings, the Portfolio benefited from its overweights in upstream energy names, including Cenovus Energy and Devon Energy. An overweight in Barrick Gold (metals & mining) was also positive. Underweights in Kinder Morgan (midstream energy) and Valepar (metals & mining) detracted from returns, as did an overweight in Kimberly Clark De Mexico (consumer non-cyclical). Elsewhere in the fixed income market, security selection among US Treasury securities, commercial mortgage-backed securities (CMBS), and municipal bonds added value. Security selection in emerging markets debt limited results. In terms of its weightings, the Portfolio was hampered by an underweight in investment-grade corporate bonds, but this was offset by overweights in CMBS and municipal bonds, which bolstered returns. Additionally, the Portfolio’s duration and yield curve strategies detracted from performance during the reporting period. Duration is a measure of a bond’s price sensitivity to interest rates over time.

Did the Portfolio use derivatives and how did they affect performance?

During the period, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk rather than through the purchases and sales of cash bonds. The use of futures had no material impact on the Portfolio’s performance during the reporting period.

Blended Index consists of Bloomberg Barclays US Long Corporate Index (65%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 10+ years, and the Bloomberg Barclays US Intermediate Corporate Index (35%), an unmanaged index comprised of dollar-denominated debt from US and non-US industrial, utility, and financial institutions issuers with a duration of 1-10 years. (Note: This blend has a cap of 7.5% on Financials). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2016

AST Multi-Sector Fixed Income
Allocation	(% of Net Assets	)
Corporate Bonds	86.8%
Commercial Mortgage-Backed Securities	9.2%
Municipal Bonds	1.2%
Bank Loans	0.3%
Preferred Stocks	0.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Multi-Sector Fixed Income Portfolio	Actual	$1,000.00	$977.60	0.76%	$3.78
	Hypothetical	$1,000.00	$1,021.32	0.76%	$3.86

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST MULTI-SECTOR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 98.2% BANK LOAN(c) — 0.3%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology Hardware, Storage & Peripherals
Dell International LLC, Term Loan (cost $24,313,990)	2.998%		12/31/18	25,000	$24,960,949

COMMERCIAL MORTGAGE-BACKED SECURITIES — 9.2%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.587%	(c)	04/10/49	1,753	1,761,372
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A3	4.095%		09/10/46	2,500	2,670,803
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A4	3.575%		05/10/47	7,370	7,633,311
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3	3.356%		07/10/47	20,000	20,410,660
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3	2.935%		04/10/48	15,000	14,760,405
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A3	3.497%		06/10/48	15,000	15,371,553
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515%		09/10/58	20,000	20,475,034
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A3	2.944%		05/10/49	20,000	19,561,394
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A3	2.575%		08/10/49	17,500	16,536,627
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050%		04/10/49	19,800	19,470,855
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A3	2.646%		07/10/49	35,000	33,243,014
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A4	3.458%		12/10/49	5,500	5,573,581
Commercial Mortgage Trust, Series 2013-LC13, Class A4	3.916%		08/10/46	2,500	2,652,496
Commercial Mortgage Trust, Series 2014-CR15, Class A3	3.796%		02/10/47	8,000	8,411,098
Commercial Mortgage Trust, Series 2014-CR18, Class A4	3.550%		07/15/47	10,000	10,328,331
Commercial Mortgage Trust, Series 2014-CR20, Class A3	3.326%		11/10/47	23,000	23,415,511
Commercial Mortgage Trust, Series 2014-UBS4, Class A4	3.420%		08/10/47	20,000	20,362,715
Commercial Mortgage Trust, Series 2014-UBS6, Class A4	3.378%		12/10/47	2,000	2,027,909
Commercial Mortgage Trust, Series 2015-CR22, Class A4	3.048%		03/10/48	15,000	14,935,577
Commercial Mortgage Trust, Series 2015-CR26, Class A3	3.359%		10/10/48	17,000	17,191,362
Commercial Mortgage Trust, Series 2015-DC1, Class A4	3.078%		02/10/48	10,000	9,928,063
Commercial Mortgage Trust, Series 2015-LC21, Class A3	3.445%		07/10/48	17,000	17,363,152
Commercial Mortgage Trust, Series 2015-PC1, Class A4	3.620%		07/10/50	13,500	13,848,677
Commercial Mortgage Trust, Series 2016-COR1, Class A3	2.826%		10/10/49	25,000	24,165,143
Commercial Mortgage Trust, Series 2016-DC2, Class A4	3.497%		02/10/49	18,000	18,341,968
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A3	3.446%		08/15/48	19,000	19,459,131

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A3	3.544%		11/15/48	29,500	$30,187,368
DBJPM Mortgage Trust, Series 2016-C1, Class A3A	3.015%		05/10/49	10,000	9,908,895
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632%		09/10/49	15,000	14,356,617
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	2,000	2,011,213
GS Mortgage Securities Trust, Series 2014-GC18, Class A3	3.801%		01/10/47	10,000	10,442,297
GS Mortgage Securities Trust, Series 2014-GC22, Class A4	3.587%		06/10/47	15,000	15,526,850
GS Mortgage Securities Trust, Series 2016-GS2, Class A3	2.791%		05/10/49	20,000	19,416,872
GS Mortgage Securities Trust, Series 2016-GS3, Class A3	2.592%		10/10/49	25,000	23,846,725
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class A3	3.928%		01/15/47	10,000	10,566,670
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A3A1	3.538%		09/15/47	15,000	15,401,742
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A4	3.551%		07/15/48	18,000	18,395,010
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	220	223,826
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	2,000	2,021,826
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3	2.559%		08/15/49	17,500	16,666,683
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A3	3.473%		12/15/47	22,000	22,531,896
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3	2.531%		08/15/49	10,000	9,459,318
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(c)	05/15/46	3,010	3,056,767
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A4	3.548%		08/15/50	15,000	15,461,538
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class A3	3.368%		06/15/48	13,200	13,375,353
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A4	2.925%		04/15/50	15,000	14,738,649
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A3	2.674%		07/15/48	25,000	23,822,233
Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3	2.684%		10/15/49	35,000	33,118,582
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3	2.642%		11/15/49	20,000	18,960,298
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A4	3.766%		03/15/47	5,000	5,228,029

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $738,750,377)					728,624,999

CORPORATE BONDS — 86.8%
Aerospace & Defense — 0.6%
Arconic, Inc., Sr. Unsec’d. Notes(a)	5.125%		10/01/24	1,315	1,347,875
BAE Systems Holdings, Inc. (United Kingdom), Gtd. Notes, 144A	4.750%		10/07/44	2,675	2,706,940
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.800%		03/01/45	10,790	10,218,346

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Aerospace & Defense (continued)
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.070%	12/15/42	8,015	$7,911,222
Lockheed Martin Corp., Sr. Unsec’d. Notes	4.700%	05/15/46	4,550	4,949,153
Northrop Grumman Corp., Sr. Unsec’d. Notes	3.850%	04/15/45	3,080	2,921,756
Northrop Grumman Corp., Sr. Unsec’d. Notes	4.750%	06/01/43	500	544,751
Northrop Grumman Systems Corp., Gtd. Notes	7.875%	03/01/26	2,000	2,659,162
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	10,350	11,078,681

				44,337,886

Agriculture — 0.9%
Altria Group, Inc., Gtd. Notes	2.625%	09/16/26	3,545	3,357,051
Altria Group, Inc., Gtd. Notes	2.850%	08/09/22	3,000	3,003,675
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	501	850,511
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.950%	07/21/20	14,600	14,689,323
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	3.500%	02/11/23	15,483	15,567,940
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.125%	05/10/23	4,580	4,366,975
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125%	03/04/43	250	241,922
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.250%	11/10/44	950	938,040
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.375%	11/15/41	1,628	1,641,356
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.500%	03/20/42	1,000	1,020,426
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.875%	11/15/43	337	362,487
Reynolds American, Inc., Gtd. Notes(a)	5.700%	08/15/35	2,240	2,572,951
Reynolds American, Inc., Gtd. Notes	5.850%	08/15/45	6,490	7,684,978
Reynolds American, Inc., Gtd. Notes	6.875%	05/01/20	8,000	9,084,680
Reynolds American, Inc., Gtd. Notes	7.000%	08/04/41	3,275	3,921,423
Reynolds American, Inc., Gtd. Notes	8.125%	05/01/40	650	867,913

				70,171,651

Airlines — 1.1%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	01/15/27	5,018	5,168,419
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950%	07/15/24	9,865	10,518,623
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375%	11/01/28	18,552	18,273,732
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.600%	03/22/29	4,130	4,104,134
American Airlines 2016-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.575%	07/15/29	5,377	5,376,793
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983%	10/19/23	340	375,150
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821%	02/10/24	527	606,512
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750%	11/07/21	1,367	1,428,196
Delta Air Lines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.625%	01/30/29	5,031	5,194,464
Northwest Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	7.027%	05/01/21	2,070	2,310,420

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Airlines (continued)
United Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.300%	02/15/27	3,000	$3,089,659
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000%	10/11/27	4,118	4,200,836
United Airlines 2014-2 Class A Pass-Through Trust, Pass-Through Certificates(a)	3.750%	03/03/28	5,183	5,208,689
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875%	04/07/30	23,000	21,677,500
US Airways 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	3.950%	05/15/27	252	258,039

				87,791,166

Auto Manufacturers — 2.8%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.250%	03/02/20	15,135	15,065,424
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A(a)	2.875%	03/10/21	3,500	3,521,536
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.875%	09/15/21	1,359	1,427,545
Ford Motor Co., Sr. Unsec’d. Notes(a)	4.750%	01/15/43	12,703	12,060,317
Ford Motor Co., Sr. Unsec’d. Notes(a)	5.291%	12/08/46	9,800	9,927,302
Ford Motor Co., Sr. Unsec’d. Notes	6.625%	10/01/28	16,745	19,686,393
Ford Motor Co., Sr. Unsec’d. Notes	7.125%	11/15/25	2,700	3,194,859
Ford Motor Co., Sr. Unsec’d. Notes	7.450%	07/16/31	11,506	14,440,548
Ford Motor Co., Sr. Unsec’d. Notes	7.700%	05/15/97	2,000	2,230,958
Ford Motor Co., Sr. Unsec’d. Notes	7.750%	06/15/43	1,510	1,838,564
Ford Motor Co., Sr. Unsec’d. Notes	9.980%	02/15/47	2,300	3,388,335
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.219%	01/09/22	7,350	7,267,658
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.375%	08/06/23	500	516,000
General Motors Co., Sr. Unsec’d. Notes	4.000%	04/01/25	800	783,898
General Motors Co., Sr. Unsec’d. Notes	5.000%	04/01/35	20,705	20,189,922
General Motors Co., Sr. Unsec’d. Notes	5.200%	04/01/45	1,628	1,569,249
General Motors Co., Sr. Unsec’d. Notes	6.250%	10/02/43	13,075	14,454,138
General Motors Co., Sr. Unsec’d. Notes(a)	6.600%	04/01/36	3,200	3,657,622
General Motors Co., Sr. Unsec’d. Notes(a)	6.750%	04/01/46	14,350	16,828,102
General Motors Financial Co., Inc., Gtd. Notes	2.350%	10/04/19	7,200	7,115,386
General Motors Financial Co., Inc., Gtd. Notes	2.400%	04/10/18	8,300	8,308,873
General Motors Financial Co., Inc., Gtd. Notes	3.200%	07/06/21	21,925	21,742,080
General Motors Financial Co., Inc., Gtd. Notes	3.700%	11/24/20	7,450	7,578,513
General Motors Financial Co., Inc., Gtd. Notes(a)	4.000%	10/06/26	11,360	10,922,879
General Motors Financial Co., Inc., Gtd. Notes	4.375%	09/25/21	5,000	5,186,570
General Motors Financial Co., Inc., Gtd. Notes(a)	5.250%	03/01/26	11,130	11,691,965

				224,594,636

Auto Parts & Equipment — 0.5%
Delphi Automotive PLC, Gtd. Notes	3.150%	11/19/20	2,480	2,519,707
Delphi Corp. (United Kingdom), Gtd. Notes	4.150%	03/15/24	7,000	7,215,089
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A(a)	4.000%	04/29/20	7,915	8,231,600
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500%	04/29/22	12,540	12,931,875
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750%	04/29/25	10,000	10,175,000

				41,073,271

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks — 8.6%
Bank of America Corp., Jr. Sub. Notes(a)	6.100%	(c)	12/29/49	6,300	$6,334,649
Bank of America Corp., Jr. Sub. Notes	6.250%	(c)	09/29/49	5,075	5,074,999
Bank of America Corp., Jr. Sub. Notes	6.300%	(c)	12/29/49	3,075	3,213,375
Bank of America Corp., Jr. Sub. Notes	6.500%	(c)	10/29/49	2,000	2,089,999
Bank of America Corp., Jr. Sub. Notes(a)	8.125%	(c)	12/29/49	4,000	4,154,999
Bank of America Corp., Sr. Unsec’d. Notes, GMTN	3.300%		01/11/23	5,500	5,518,369
Bank of America Corp., Sr. Unsec’d. Notes, GMTN(a)	3.500%		04/19/26	24,700	24,370,798
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	2.250%		04/21/20	3,000	2,982,509
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	3.875%		08/01/25	23,000	23,387,113
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		01/21/44	24,525	26,857,156
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	5.875%		02/07/42	6,205	7,499,648
Bank of America Corp., Sub. Notes(a)	3.950%		04/21/25	6,000	5,972,933
Bank of America Corp., Sub. Notes(a)	6.110%		01/29/37	1,000	1,172,296
Bank of America Corp., Sub. Notes, MTN(a)	4.000%		01/22/25	11,225	11,239,099
Bank of America Corp., Sub. Notes, MTN	4.200%		08/26/24	5,710	5,816,800
Bank of America Corp., Sub. Notes, MTN	4.450%		03/03/26	8,630	8,893,543
Bank of New York Mellon Corp. (The), Jr. Sub. Notes	4.625%	(c)	12/29/49	11,245	10,315,263
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.200%		08/10/21	4,980	4,922,187
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650%		03/16/25	7,895	7,633,060
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	4.375%		01/12/26	24,955	25,274,973
Capital One Financial Corp., Sub. Notes	4.200%		10/29/25	1,120	1,123,725
Citigroup, Inc., Jr. Sub. Notes(a)	6.125%	(c)	12/29/49	7,500	7,762,500
Citigroup, Inc., Jr. Sub. Notes(a)	6.250%	(c)	12/29/49	3,960	4,074,840
Citigroup, Inc., Sr. Unsec’d. Notes	3.200%		10/21/26	30,550	29,212,582
Citigroup, Inc., Sr. Unsec’d. Notes	3.700%		01/12/26	1,800	1,790,734
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.650%		07/30/45	4,185	4,411,191
Citigroup, Inc., Sr. Unsec’d. Notes	5.875%		01/30/42	8,365	9,910,635
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		02/15/98	2,825	3,653,087
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	2,000	2,971,868
Citigroup, Inc., Sub. Notes	4.400%		06/10/25	5,400	5,524,470
Citigroup, Inc., Sub. Notes(a)	4.450%		09/29/27	6,160	6,257,611
Citigroup, Inc., Sub. Notes(a)	4.750%		05/18/46	10,700	10,712,348
Citigroup, Inc., Sub. Notes	5.500%		09/13/25	6,570	7,220,502
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625%		09/09/24	1,000	1,006,681
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.750%		03/26/25	5,000	4,924,010
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800%		06/09/23	16,907	16,888,368
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, 144A	4.250%		10/14/21	14,198	14,252,747
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, GMTN	3.375%		05/12/21	1,500	1,484,832
Discover Bank, Sr. Unsec’d. Notes	3.450%		07/27/26	2,205	2,129,172
Discover Bank, Sr. Unsec’d. Notes	4.200%		08/08/23	725	755,327
First Tennessee Bank NA, Sr. Unsec’d. Notes	2.950%		12/01/19	1,335	1,338,311
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.300%	(c)	12/29/49	5,250	5,033,438
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.375%	(c)	12/29/49	8,100	8,181,000

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes(a)	5.700%	(c)	12/29/49	3,325	$3,407,460
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	2.600%		04/23/20	5,000	5,005,240
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.625%		01/22/23	225	229,818
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	3.750%		05/22/25	9,700	9,725,230
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	3.750%		02/25/26	11,140	11,172,729
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	4.750%		10/21/45	12,654	13,358,107
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	700	786,951
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	2,000	2,479,134
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.000%		03/03/24	3,400	3,527,225
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	4.800%		07/08/44	5,500	5,774,060
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000%		06/15/20	2,000	2,217,882
Goldman Sachs Group, Inc. (The), Sub. Notes	5.150%		05/22/45	8,275	8,702,487
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	1,525	1,883,142
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		03/14/24	5,000	5,080,630
HSBC Holdings PLC (United Kingdom), Sub. Notes	4.250%		08/18/25	1,560	1,574,271
Intesa Sanpaolo SpA (Italy), Gtd. Notes	2.375%		01/13/17	814	814,112
JPMorgan Chase & Co., Jr. Sub. Notes	5.000%	(c)	12/29/49	7,000	6,982,500
JPMorgan Chase & Co., Jr. Sub. Notes	5.150%	(c)	12/29/49	1,800	1,721,520
JPMorgan Chase & Co., Jr. Sub. Notes	5.300%	(c)	12/29/49	6,990	7,133,714
JPMorgan Chase & Co., Jr. Sub. Notes	6.100%	(c)	10/29/49	6,000	6,071,250
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(c)	12/29/49	4,400	4,556,200
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.950%		10/01/26	59,500	56,792,036
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	3.300%		04/01/26	18,200	17,882,483
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.350%		08/15/21	150	160,469
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	4.850%		02/01/44	2,600	2,893,173
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.400%		01/06/42	250	292,923
JPMorgan Chase & Co., Sr. Unsec’d. Notes	5.600%		07/15/41	1,100	1,315,379
JPMorgan Chase & Co., Sub. Notes	4.125%		12/15/26	9,450	9,645,199
JPMorgan Chase & Co., Sub. Notes	4.950%		06/01/45	1,980	2,111,292
Morgan Stanley, Jr. Sub. Notes(a)	5.450%	(c)	07/29/49	3,675	3,638,250
Morgan Stanley, Jr. Sub. Notes(a)	5.550%	(c)	12/29/49	5,215	5,273,669
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	3.700%		10/23/24	3,760	3,804,789
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	4.000%		07/23/25	15,405	15,790,387
Morgan Stanley, Sr. Unsec’d. Notes, MTN	3.875%		04/29/24	1,190	1,220,428
Morgan Stanley, Sr. Unsec’d. Notes, MTN	4.300%		01/27/45	6,945	6,921,172
Morgan Stanley, Sr. Unsec’d. Notes, MTN	6.375%		07/24/42	5,875	7,550,356
Morgan Stanley, Sub. Notes, MTN	4.100%		05/22/23	110	112,917
Morgan Stanley, Sub. Notes, MTN	4.875%		11/01/22	115	123,250
Morgan Stanley, Sub. Notes, MTN	5.000%		11/24/25	1,000	1,068,287
Nordea Bank AB (Sweden), Sub. Notes, 144A	4.250%		09/21/22	2,000	2,083,386
People’s United Bank, Sub. Notes	4.000%		07/15/24	3,445	3,393,504
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875%		09/12/23	4,000	3,841,024
State Street Corp., Jr. Sub. Notes	5.250%	(c)	12/29/49	5,790	5,920,275

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banks (continued)
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.375%	08/14/19	5,000	$5,024,230
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	2.650%	02/01/22	20,000	19,437,900
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125%	09/24/25	19,265	19,636,179
UBS Group Funding Jersey Ltd. (Switzerland), Gtd. Notes, 144A	4.125%	04/15/26	13,475	13,781,206
Wells Fargo & Co., Sub. Notes	5.606%	01/15/44	6,750	7,648,027
Wells Fargo & Co., Sub. Notes, GMTN	4.900%	11/17/45	7,060	7,251,474
Wells Fargo & Co., Sub. Notes, MTN(a)	4.125%	08/15/23	1,500	1,552,079
Wells Fargo & Co., Sub. Notes, MTN	4.750%	12/07/46	11,495	11,665,770

				683,378,922

Beverages — 1.6%
Anheuser-Busch Cos. LLC (Belgium), Gtd. Notes	6.800%	08/20/32	665	850,758
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.000%	01/17/43	13,125	12,485,891
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	23,680	24,908,234
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.900%	02/01/46	3,890	4,204,584
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	3.750%	07/15/42	5,770	5,189,498
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	5.000%	04/15/20	225	244,563
Coca-Cola Femsa SAB de CV (Mexico), Gtd. Notes	5.250%	11/26/43	2,400	2,586,619
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%	10/01/18	250	257,286
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	5,824	6,038,847
Dr Pepper Snapple Group, Inc., Gtd. Notes	4.500%	11/15/45	17,400	17,653,170
PepsiCo, Inc., Sr. Unsec’d. Notes(a)	3.450%	10/06/46	29,900	27,238,511
PepsiCo, Inc., Sr. Unsec’d. Notes	4.450%	04/14/46	13,925	14,831,211
PepsiCo, Inc., Sr. Unsec’d. Notes	4.600%	07/17/45	12,645	13,781,292

				130,270,464

Biotechnology — 1.5%
Amgen, Inc., Sr. Unsec’d. Notes	3.625%	05/22/24	6,000	6,103,421
Amgen, Inc., Sr. Unsec’d. Notes	3.875%	11/15/21	500	523,409
Amgen, Inc., Sr. Unsec’d. Notes	4.400%	05/01/45	13,943	13,365,007
Amgen, Inc., Sr. Unsec’d. Notes, 144A	4.663%	06/15/51	21,773	20,926,204
Amgen, Inc., Sr. Unsec’d. Notes	4.950%	10/01/41	2,270	2,355,361
Biogen, Inc., Sr. Unsec’d. Notes	5.200%	09/15/45	8,515	9,112,293
Celgene Corp., Sr. Unsec’d. Notes	4.625%	05/15/44	6,837	6,694,237
Celgene Corp., Sr. Unsec’d. Notes(a)	5.000%	08/15/45	6,150	6,394,340
Celgene Corp., Sr. Unsec’d. Notes	5.250%	08/15/43	16,964	17,894,916
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	3.650%	03/01/26	12,295	12,466,355
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	3.700%	04/01/24	1,400	1,436,995
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.150%	03/01/47	1,035	983,046
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.500%	02/01/45	9,770	9,761,783
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	4.750%	03/01/46	1,915	1,981,395
Gilead Sciences, Inc., Sr. Unsec’d. Notes	4.800%	04/01/44	11,485	11,925,634

				121,924,396

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Building Materials — 0.9%
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	4.000%	06/15/25	14,000	$14,398,258
Griffon Corp., Gtd. Notes	5.250%	03/01/22	2,900	2,938,425
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.625%	07/02/44	2,381	2,363,643
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.950%	07/02/64	7,570	7,059,479
Johnson Controls International PLC, Sr. Unsec’d. Notes	5.125%	09/14/45	12,450	13,246,103
Macmillan Bloedel Pembroke LP (Canada), Sr. Unsec’d. Notes	7.700%	02/15/26	1,500	1,810,022
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250%	07/02/24	1,125	1,143,011
Owens Corning, Gtd. Notes	4.200%	12/15/22	1,626	1,688,658
Owens Corning, Gtd. Notes	4.200%	12/01/24	4,868	4,986,682
Owens Corning, Gtd. Notes	7.000%	12/01/36	9,000	10,670,886
Owens Corning, Gtd. Notes	9.000%	06/15/19	5,000	5,701,060
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(g)	5.375%	11/15/24	6,150	6,319,125

				72,325,352

Chemicals — 3.8%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	1,350	1,342,154
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.125%	03/15/35	3,000	2,750,679
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%	06/01/43	1,200	1,195,474
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	5.250%	01/15/45	1,300	1,353,790
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%	01/15/41	4,700	5,340,013
Albemarle Corp., Sr. Unsec’d. Notes(a)	4.150%	12/01/24	4,773	4,878,708
Albemarle Corp., Sr. Unsec’d. Notes	4.500%	12/15/20	4,105	4,358,763
Ashland LLC, Gtd. Notes	3.875%	04/15/18	6,050	6,208,813
Ashland LLC, Gtd. Notes	4.750%	08/15/22	6,031	6,257,163
Ashland LLC, Gtd. Notes	6.875%	05/15/43	4,000	4,129,999
Celanese US Holdings LLC, Gtd. Notes	4.625%	11/15/22	16,313	17,186,365
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43	7,918	6,472,965
CF Industries, Inc., Gtd. Notes	5.150%	03/15/34	4,460	3,790,999
CF Industries, Inc., Gtd. Notes	5.375%	03/15/44	30,015	24,771,680
CF Industries, Inc., Gtd. Notes	6.875%	05/01/18	1,600	1,684,223
Chemtura Corp., Gtd. Notes	5.750%	07/15/21	1,000	1,040,000
Dow Chemical Co. (The), Sr. Unsec’d. Notes	3.000%	11/15/22	1,400	1,400,638
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125%	11/15/21	14,490	15,310,554
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.250%	11/15/20	480	508,358
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.375%	11/15/42	18,818	18,267,009
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.625%	10/01/44	5,433	5,451,646
Dow Chemical Co. (The), Sr. Unsec’d. Notes	5.250%	11/15/41	14,258	15,404,657
Dow Chemical Co. (The), Sr. Unsec’d. Notes	7.375%	11/01/29	3,732	4,903,837
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	800	1,241,209
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	2.800%	02/15/23	900	884,634
E.I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	4.900%	01/15/41	3,300	3,458,509
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600%	08/15/22	5,689	5,833,495
Eastman Chemical Co., Sr. Unsec’d. Notes	4.650%	10/15/44	7,125	7,066,190
Eastman Chemical Co., Sr. Unsec’d. Notes	4.800%	09/01/42	9,200	9,142,564
INVISTA Finance LLC, Sr. Sec’d. Notes, 144A(g)	4.250%	10/15/19	9,400	9,319,113
LYB International Finance BV, Gtd. Notes	4.875%	03/15/44	5,550	5,747,508
LYB International Finance BV, Gtd. Notes	5.250%	07/15/43	27,110	29,146,937
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625%	02/26/55	20,875	19,397,969

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals (continued)
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21	5,800	$6,577,600
Methanex Corp. (Canada), Sr. Unsec’d. Notes	3.250%	12/15/19	5,300	5,218,306
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.250%	03/01/22	3,100	3,197,114
Methanex Corp. (Canada), Sr. Unsec’d. Notes	5.650%	12/01/44	5,000	4,386,415
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.875%	09/17/44	2,100	1,871,625
Monsanto Co., Sr. Unsec’d. Notes	3.600%	07/15/42	1,000	839,257
Monsanto Co., Sr. Unsec’d. Notes	4.700%	07/15/64	4,550	4,098,176
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	9,175	8,841,902
PPG Industries, Inc., Sr. Unsec’d. Notes	3.600%	11/15/20	2,000	2,072,238
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes(a)	3.450%	08/01/25	2,980	2,962,266
Solvay Finance America LLC (Belgium), Gtd. Notes, 144A	3.400%	12/03/20	6,475	6,588,267
Syngenta Finance NV (Switzerland), Gtd. Notes	4.375%	03/28/42	4,440	3,919,712
Union Carbide Corp., Sr. Unsec’d. Notes	7.750%	10/01/96	500	606,168
W.R. Grace & Co.-Conn, Gtd. Notes, 144A	5.125%	10/01/21	1,400	1,459,500

				297,885,161

Commercial Services — 1.5%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A(a)	6.500%	07/15/22	725	759,438
Block Financial LLC, Gtd. Notes	4.125%	10/01/20	7,100	7,248,660
Cleveland Clinic Foundation (The), Unsec’d. Notes	4.858%	01/01/2114	2,875	2,727,179
Ecolab, Inc., Sr. Unsec’d. Notes	5.500%	12/08/41	2,453	2,884,706
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	2.800%	11/01/18	1,800	1,822,565
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	3.300%	10/15/22	13,000	13,026,832
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	3.300%	12/01/26	16,800	16,119,902
ERAC USA Finance LLC, Gtd. Notes, 144A	4.200%	11/01/46	24,800	22,662,835
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	4.500%	02/15/45	3,175	3,027,620
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	5.625%	03/15/42	1,000	1,102,278
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	6.700%	06/01/34	1,000	1,212,767
ERAC USA Finance LLC, Gtd. Notes, 144A(g)	7.000%	10/15/37	3,623	4,590,544
Massachusetts Institute of Technology, Unsec’d. Notes	3.885%	07/01/2116	370	316,558
Massachusetts Institute of Technology, Unsec’d. Notes	4.678%	07/01/2114	9,970	10,036,181
Northwestern University, Unsec’d. Notes	4.643%	12/01/44	2,800	3,172,988
President and Fellows of Harvard College, Sr. Unsec’d. Notes	4.875%	10/15/40	1,000	1,179,505
Service Corp. International, Sr. Unsec’d. Notes	7.625%	10/01/18	3,000	3,277,500
Total System Services, Inc., Sr. Unsec’d. Notes	3.800%	04/01/21	3,280	3,385,442
United Rentals North America, Inc., Gtd. Notes(a)	5.500%	07/15/25	5,000	5,100,000
United Rentals North America, Inc., Gtd. Notes	5.875%	09/15/26	4,000	4,115,000
University of Pennsylvania, Sr. Unsec’d. Notes	4.674%	09/01/2112	6,976	6,896,376
William Marsh Rice University, Unsec’d. Notes	3.774%	05/15/55	7,000	6,623,372

				121,288,248

Computers — 1.6%
Apple, Inc., Sr. Unsec’d. Notes	3.250%	02/23/26	16,175	16,183,589
Apple, Inc., Sr. Unsec’d. Notes(a)	3.450%	02/09/45	25,666	22,654,044
Apple, Inc., Sr. Unsec’d. Notes	3.850%	05/04/43	16,008	15,307,554
Apple, Inc., Sr. Unsec’d. Notes	3.850%	08/04/46	2,700	2,586,981
Apple, Inc., Sr. Unsec’d. Notes	4.650%	02/23/46	30,995	33,469,920
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	3.480%	06/01/19	8,475	8,651,331

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Computers (continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A	4.420%	06/15/21	7,210	$7,460,511
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	6.350%	10/15/45	4,965	5,015,151
International Business Machines Corp., Sr. Unsec’d. Notes(a)	3.375%	08/01/23	900	924,467
International Business Machines Corp., Sr. Unsec’d. Notes	3.625%	02/12/24	360	374,886
NCR Corp., Gtd. Notes	6.375%	12/15/23	500	537,500
Seagate HDD Cayman, Gtd. Notes	3.750%	11/15/18	800	819,700
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375%	04/01/23	9,800	10,780,000

				124,765,634

Diversified Financial Services — 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	3.750%	05/15/19	15,157	15,441,194
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.250%	07/01/20	2,000	2,054,999
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.500%	05/15/21	1,275	1,321,346
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes	4.625%	10/30/20	3,475	3,613,999
CIT Group, Inc., Sr. Unsec’d. Notes	3.875%	02/19/19	1,200	1,225,499
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%	02/15/19	300	316,499
GE Capital International Funding Co. Unlimited Co., Gtd. Notes	4.418%	11/15/35	2,736	2,867,074
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18	18,000	18,337,500
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%	01/20/43	5,450	5,607,996
Legg Mason, Inc., Sr. Unsec’d. Notes	5.625%	01/15/44	6,600	6,427,054
Mastercard, Inc., Sr. Unsec’d. Notes	3.375%	04/01/24	2,450	2,520,055
Navient Corp., Sr. Unsec’d. Notes, MTN	4.875%	06/17/19	1,755	1,816,425
Navient Corp., Sr. Unsec’d. Notes, MTN(a)	5.500%	01/15/19	6,000	6,225,000
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000%	03/25/20	3,250	3,605,550
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	7,100	7,650,250
Synchrony Financial, Sr. Unsec’d. Notes	2.600%	01/15/19	12,135	12,196,379
Synchrony Financial, Sr. Unsec’d. Notes	3.700%	08/04/26	1,535	1,475,551
Synchrony Financial, Sr. Unsec’d. Notes	4.250%	08/15/24	3,525	3,588,267
Synchrony Financial, Sr. Unsec’d. Notes	4.500%	07/23/25	1,000	1,027,166

				97,317,803

Electric — 9.5%
AEP Texas Central Co., Sr. Unsec’d. Notes, 144A	3.850%	10/01/25	7,145	7,335,786
AEP Transmission Co. LLC, Sr. Unsec’d. Notes, 144A(a)	3.100%	12/01/26	1,000	984,883
AEP Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	4.000%	12/01/46	5,000	4,959,855
AES Corp., Sr. Unsec’d. Notes(a)	4.875%	05/15/23	750	740,775
Alabama Power Co., Sr. Unsec’d. Notes	4.150%	08/15/44	4,500	4,522,365
Ameren Illinois Co., Sr. Sec’d. Notes	4.150%	03/15/46	7,760	7,954,085
Appalachian Power Co., Sr. Unsec’d. Notes	4.450%	06/01/45	6,600	6,743,603
Arizona Public Service Co., Sr. Unsec’d. Notes	4.350%	11/15/45	9,065	9,330,922
Arizona Public Service Co., Sr. Unsec’d. Notes	4.700%	01/15/44	2,550	2,730,494
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%	07/01/23	325	332,689
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes(a)	4.500%	02/01/45	8,150	8,454,965

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Black Hills Corp., Sr. Unsec’d. Notes	2.500%	01/11/19	4,800	$4,819,138
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	4.500%	04/01/44	2,300	2,498,665
CMS Energy Corp., Sr. Unsec’d. Notes	3.875%	03/01/24	9,250	9,620,241
CMS Energy Corp., Sr. Unsec’d. Notes	4.875%	03/01/44	4,495	4,818,811
Commonwealth Edison Co., First Mortgage	3.650%	06/15/46	10,465	9,834,609
Commonwealth Edison Co., First Mortgage	3.700%	03/01/45	6,751	6,349,174
Commonwealth Edison Co., First Mortgage	3.800%	10/01/42	1,465	1,405,515
Commonwealth Edison Co., First Mortgage(a)	4.350%	11/15/45	4,655	4,860,290
Commonwealth Edison Co., First Mortgage	4.600%	08/15/43	2,000	2,153,872
Commonwealth Edison Co., First Mortgage	4.700%	01/15/44	925	1,018,916
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes.	3.850%	06/15/46	11,500	10,972,541
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes(a)	4.300%	12/01/56	1,785	1,782,547
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes(a)	4.450%	03/15/44	8,000	8,328,808
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.700%	06/15/40	2,120	2,567,121
Consumers Energy Co., First Mortgage	3.250%	08/15/46	3,940	3,478,315
Delmarva Power & Light Co., First Mortgage	3.500%	11/15/23	8,800	9,053,994
Dominion Resources, Inc., Jr. Sub. Notes	2.962%	07/01/19	4,375	4,429,281
Dominion Resources, Inc., Sr. Unsec’d. Notes(a)	4.700%	12/01/44	1,625	1,670,580
Dominion Resources, Inc., Sr. Unsec’d. Notes	4.900%	08/01/41	8,810	9,248,720
DTE Electric Co., General Ref. Mortgage(a)	3.700%	03/15/45	17,700	16,923,094
DTE Electric Co., General Ref. Mortgage	4.000%	04/01/43	525	528,141
DTE Electric Co., General Ref. Mortgage(a)	4.300%	07/01/44	5,625	5,906,278
DTE Energy Co., Sr. Unsec’d. Notes	3.850%	12/01/23	5,000	5,173,080
Duke Energy Carolinas LLC, First Mortgage	4.250%	12/15/41	12,900	13,196,597
Duke Energy Carolinas LLC, First Mortgage	6.050%	04/15/38	2,505	3,159,679
Duke Energy Carolinas LLC, First Ref. Mortgage	3.750%	06/01/45	10,410	9,909,560
Duke Energy Carolinas LLC, First Ref. Mortgage	2.950%	12/01/26	14,955	14,711,802
Duke Energy Corp., Sr. Unsec’d. Notes	3.750%	09/01/46	3,740	3,366,774
Duke Energy Corp., Sr. Unsec’d. Notes	3.950%	10/15/23	1,200	1,258,652
Duke Energy Florida LLC, First Mortgage	3.400%	10/01/46	10,280	9,146,887
Duke Energy Indiana LLC, First Mortgage	4.900%	07/15/43	400	443,229
Duke Energy Ohio, Inc., First Mortgage	3.700%	06/15/46	8,015	7,576,644
Duke Energy Ohio, Inc., First Mortgage	3.800%	09/01/23	1,500	1,574,447
Duke Energy Progress LLC, First Mortgage	3.700%	10/15/46	10,295	9,748,521
Duke Energy Progress LLC, First Mortgage	4.100%	03/15/43	1,200	1,199,856
Duke Energy Progress LLC, First Mortgage	4.150%	12/01/44	4,802	4,770,845
Duke Energy Progress LLC, First Mortgage	5.700%	04/01/35	500	596,771
El Paso Electric Co., Sr. Unsec’d. Notes	5.000%	12/01/44	4,800	5,005,032
Emera US Finance LP (Canada), Gtd. Notes, 144A(a)	4.750%	06/15/46	24,700	24,908,592
Exelon Corp., Sr. Unsec’d. Notes	4.450%	04/15/46	5,390	5,276,411
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	2.950%	01/15/20	3,005	3,040,735
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.750%	10/01/41	5,000	4,692,800
Exelon Generation Co. LLC, Sr. Unsec’d. Notes(a)	6.250%	10/01/39	15,000	15,102,990
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450%	07/15/44	3,150	3,343,936
Florida Power & Light Co., First Mortgage	3.250%	06/01/24	3,575	3,648,180
Florida Power & Light Co., First Mortgage	4.050%	10/01/44	7,550	7,735,617
Indiana Michigan Power Co., Sr. Unsec’d. Notes	4.550%	03/15/46	7,235	7,503,939
Indianapolis Power & Light Co., First Mortgage, 144A	4.700%	09/01/45	13,200	13,908,470

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Interstate Power & Light Co., Sr. Unsec’d. Notes	4.700%	10/15/43	675	$704,986
ITC Holdings Corp., Sr. Unsec’d. Notes(a)	3.250%	06/30/26	10,295	10,001,047
ITC Holdings Corp., Sr. Unsec’d. Notes	5.300%	07/01/43	1,000	1,093,881
Jersey Central Power & Light Co., Sr. Unsec’d. Notes, 144A	4.700%	04/01/24	1,000	1,064,019
Kansas Gas & Electric Co., First Mortgage, 144A	4.300%	07/15/44	2,000	2,041,126
Kentucky Utilities Co., First Mortgage	4.375%	10/01/45	960	1,000,197
Kentucky Utilities Co., First Mortgage	4.650%	11/15/43	675	743,508
Louisville Gas & Electric Co., First Mortgage	4.375%	10/01/45	9,500	9,983,854
Metropolitan Edison Co., Sr. Unsec’d. Notes, 144A	4.000%	04/15/25	10,000	10,067,480
MidAmerican Energy Co., First Mortgage	4.400%	10/15/44	16,080	17,080,272
MidAmerican Energy Co., First Mortgage	4.800%	09/15/43	2,900	3,207,893
Monongahela Power Co., First Mortgage, 144A	4.100%	04/15/24	2,575	2,699,929
New York State Electric & Gas Corp., Sr. Unsec’d. Notes, 144A	3.250%	12/01/26	8,110	8,074,722
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625%	06/15/23	1,325	1,347,146
Northern States Power Co., First Mortgage	3.400%	08/15/42	8,450	7,753,500
Northern States Power Co., First Mortgage	3.600%	05/15/46	17,056	16,146,045
Northern States Power Co., First Mortgage	4.000%	08/15/45	4,830	4,811,593
Northern States Power Co., First Mortgage	4.125%	05/15/44	8,520	8,662,497
NRG Energy, Inc., Gtd. Notes, 144A	6.625%	01/15/27	3,600	3,402,000
NRG Energy, Inc., Gtd. Notes, 144A	7.250%	05/15/26	6,425	6,392,875
Ohio Edison Co., First Mortgage	8.250%	10/15/38	2,722	3,877,064
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.000%	12/15/44	9,000	8,880,903
Oklahoma Gas & Electric Co., Sr. Unsec’d. Notes	4.550%	03/15/44	1,325	1,421,272
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	2.950%	03/01/26	9,390	9,199,496
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.400%	08/15/24	10,075	10,294,937
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.000%	12/01/46	15,975	15,754,769
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%	06/15/43	4,600	4,852,112
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.750%	02/15/44	2,275	2,496,533
Pacific Gas & Electric Co., Sr. Unsec’d. Notes(a)	5.125%	11/15/43	12,215	13,921,362
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.050%	03/01/34	3,000	3,754,404
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	6.250%	03/01/39	2,175	2,768,742
PECO Energy Co., First Ref. Mortgage	4.800%	10/15/43	1,575	1,758,853
PPL Capital Funding, Inc., Gtd. Notes	4.700%	06/01/43	800	804,348
PPL Capital Funding, Inc., Gtd. Notes	5.000%	03/15/44	7,475	7,904,895
PPL Electric Utilities Corp., First Mortgage	4.125%	06/15/44	4,450	4,509,950
PPL Electric Utilities Corp., First Mortgage	6.250%	05/15/39	500	647,470
Progress Energy, Inc., Sr. Unsec’d. Notes	7.000%	10/30/31	23,950	31,050,912
Progress Energy, Inc., Sr. Unsec’d. Notes	7.750%	03/01/31	8,824	12,141,524
Public Service Co. of Colorado, First Mortgage	4.300%	03/15/44	165	172,448
Public Service Co. of New Hampshire, First Mortgage	3.500%	11/01/23	4,250	4,332,276
Public Service Electric & Gas Co., First Mortgage, MTN	3.750%	03/15/24	2,900	3,012,274
Public Service Electric & Gas Co., First Mortgage, MTN	4.000%	06/01/44	2,000	2,017,810
Public Service Electric & Gas Co., First Ref. Mortgage, MTN	3.950%	05/01/42	2,000	1,996,684
Puget Energy, Inc., Sr. Sec’d. Notes	3.650%	05/15/25	16,900	16,655,220
South Carolina Electric & Gas Co., First Mortgage(a)	4.500%	06/01/64	13,545	13,352,512
Southern California Edison Co., First Mortgage	3.600%	02/01/45	4,330	4,095,747
Southern California Edison Co., First Ref. Mortgage	4.050%	03/15/42	2,600	2,620,665

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Southern California Edison Co., First Ref. Mortgage	4.650%		10/01/43	950	$1,047,569
Southern Co. (The), Sr. Unsec’d. Notes	4.250%		07/01/36	15,000	14,917,170
Southern Power Co., Sr. Unsec’d. Notes(a)	4.950%		12/15/46	5,000	4,872,190
Southern Power Co., Sr. Unsec’d. Notes	5.250%		07/15/43	1,000	1,006,684
Southwestern Public Service Co., First Mortgage	4.500%		08/15/41	550	581,527
Tampa Electric Co., Sr. Unsec’d. Notes	4.350%		05/15/44	7,325	7,327,630
Toledo Edison Co. (The), Sr. Sec’d. Notes	6.150%		05/15/37	1,997	2,356,951
Tri-State Generation & Transmission Association, Inc., First Mortgage	4.250%		06/01/46	11,770	11,343,773
Union Electric Co., Sr. Sec’d. Notes	3.650%		04/15/45	9,175	8,674,880
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.200%		05/15/45	8,500	8,649,422
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.450%		02/15/44	5,150	5,406,810
Virginia Electric & Power Co., Sr. Unsec’d. Notes	4.650%		08/15/43	2,000	2,171,156
Westar Energy, Inc., First Mortgage	4.100%		04/01/43	3,775	3,780,406
Westar Energy, Inc., First Mortgage	4.125%		03/01/42	3,010	2,987,795
Westar Energy, Inc., First Mortgage	4.250%		12/01/45	4,365	4,462,082
Westar Energy, Inc., First Mortgage	4.625%		09/01/43	730	782,267
Wisconsin Electric Power Co., Sr. Unsec’d. Notes	4.250%		06/01/44	3,850	3,946,982
Wisconsin Public Service Corp., Sr. Unsec’d. Notes	4.752%		11/01/44	5,000	5,521,705
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350%		12/01/26	5,145	5,149,270

					751,919,140

Electrical Components & Equipment
General Cable Corp., Gtd. Notes(a)	5.750%	(c)	10/01/22	750	727,500

Electronics — 0.7%
Amphenol Corp., Sr. Unsec’d. Notes	2.550%		01/30/19	4,500	4,554,014
Fortive Corp., Sr. Unsec’d. Notes, 144A	4.300%		06/15/46	13,160	13,030,335
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700%		09/15/22	500	510,000
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	5.000%		03/15/42	9,216	9,411,987
Koninklijke Philips NV (Netherlands), Sr. Unsec’d. Notes	6.875%		03/11/38	6,920	8,556,670
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.375%		12/17/18	1,350	1,363,021
Tyco Electronics Group SA (Switzerland), Gtd. Notes	3.500%		02/03/22	8,100	8,334,908
Tyco Electronics Group SA (Switzerland), Gtd. Notes	7.125%		10/01/37	8,475	11,036,815

					56,797,750

Engineering & Construction
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A(g)	7.125%		06/26/42	1,300	757,250

Entertainment — 0.1%
Cinemark USA, Inc., Gtd. Notes	4.875%		06/01/23	1,000	1,012,500
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.875%		11/01/20	7,015	7,365,750

					8,378,250

Environmental Control
Clean Harbors, Inc., Gtd. Notes(a)	5.250%		08/01/20	3,000	3,071,250

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods — 1.7%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%	06/15/23	1,350	$1,387,125
JM Smucker Co. (The), Gtd. Notes	2.500%	03/15/20	1,495	1,502,100
JM Smucker Co. (The), Gtd. Notes	3.000%	03/15/22	1,510	1,524,587
JM Smucker Co. (The), Gtd. Notes	4.375%	03/15/45	8,500	8,433,683
Kellogg Co., Sr. Unsec’d. Notes(a)	4.500%	04/01/46	3,895	3,806,287
Koninklijke Ahold Delhaize NV (Netherlands), Gtd. Notes	5.700%	10/01/40	6,690	7,413,142
Kraft Heinz Foods Co., Gtd. Notes	3.000%	06/01/26	3,370	3,163,881
Kraft Heinz Foods Co., Gtd. Notes	4.375%	06/01/46	19,550	18,396,139
Kraft Heinz Foods Co., Gtd. Notes	5.000%	07/15/35	16,515	17,325,870
Kraft Heinz Foods Co., Gtd. Notes	5.200%	07/15/45	4,975	5,207,890
Kraft Heinz Foods Co., Gtd. Notes	6.500%	02/09/40	500	609,221
Kraft Heinz Foods Co., Gtd. Notes	6.750%	03/15/32	8,633	10,462,428
Kraft Heinz Foods Co., Gtd. Notes, 144A	7.125%	08/01/39	10,275	13,090,186
Kroger Co. (The), Gtd. Notes	7.700%	06/01/29	4,400	5,839,636
Kroger Co. (The), Sr. Unsec’d. Notes(a)	3.875%	10/15/46	5,820	5,298,359
Kroger Co. (The), Sr. Unsec’d. Notes	5.000%	04/15/42	1,150	1,213,860
Kroger Co. (The), Sr. Unsec’d. Notes	5.150%	08/01/43	450	485,141
Lamb Weston Holdings, Inc., Gtd. Notes, 144A	4.875%	11/01/26	7,750	7,667,656
Smithfield Foods, Inc. (Hong Kong), Gtd. Notes, 144A	5.875%	08/01/21	250	260,625
Sysco Corp., Gtd. Notes(a)	3.750%	10/01/25	7,600	7,691,671
Sysco Corp., Gtd. Notes(a)	4.500%	04/01/46	4,255	4,289,857
Sysco Corp., Gtd. Notes	4.850%	10/01/45	1,585	1,681,230
Sysco Corp., Gtd. Notes	5.375%	09/21/35	8,000	8,748,080
Tyson Foods, Inc., Gtd. Notes	5.150%	08/15/44	1,075	1,114,641

				136,613,295

Forest Products & Paper — 1.1%
Georgia-Pacific LLC, Sr. Unsec’d. Notes(g)	7.250%	06/01/28	2,960	3,791,944
Georgia-Pacific LLC, Sr. Unsec’d. Notes(g)	7.375%	12/01/25	3,300	4,146,054
Georgia-Pacific LLC, Sr. Unsec’d. Notes(g)	7.750%	11/15/29	8,300	11,170,829
International Paper Co., Sr. Unsec’d. Notes	3.800%	01/15/26	3,000	3,038,253
International Paper Co., Sr. Unsec’d. Notes	4.800%	06/15/44	36,172	35,927,875
International Paper Co., Sr. Unsec’d. Notes	5.000%	09/15/35	965	1,019,591
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	11,290	12,678,805
International Paper Co., Sr. Unsec’d. Notes	7.300%	11/15/39	2,080	2,650,373
International Paper Co., Sr. Unsec’d. Notes	9.375%	05/15/19	10,000	11,613,130

				86,036,854

Gas — 0.6%
Atmos Energy Corp., Sr. Unsec’d. Notes	4.125%	10/15/44	4,320	4,296,793
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800%	11/01/43	925	958,479
NiSource Finance Corp., Gtd. Notes	4.800%	02/15/44	10,310	10,854,306
NiSource Finance Corp., Gtd. Notes	5.650%	02/01/45	3,000	3,497,877
NiSource Finance Corp., Gtd. Notes	6.125%	03/01/22	5,200	5,996,988
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	3.640%	11/01/46	5,555	4,903,632
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	4.650%	08/01/43	350	361,592
Southern California Gas Co., First Mortgage	4.450%	03/15/44	2,500	2,652,675
Southern Co. Gas Capital Corp., Gtd. Notes	3.950%	10/01/46	5,520	5,107,750
Southern Co. Gas Capital Corp., Gtd. Notes	4.400%	06/01/43	750	741,614
Southwest Gas Corp., Sr. Unsec’d. Notes	4.875%	10/01/43	5,000	5,287,655

				44,659,361

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Products — 1.0%
Abbott Laboratories, Sr. Unsec’d. Notes	2.350%	11/22/19	1,900	$1,902,240
Abbott Laboratories, Sr. Unsec’d. Notes	2.900%	11/30/21	3,400	3,390,309
Becton Dickinson and Co., Sr. Unsec’d. Notes	6.000%	05/15/39	2,500	2,917,499
Edwards Lifesciences Corp., Sr. Unsec’d. Notes	2.875%	10/15/18	1,475	1,497,155
Medtronic, Inc., Gtd. Notes(a)	4.375%	03/15/35	6,562	6,942,124
Medtronic, Inc., Gtd. Notes	4.625%	03/15/44	7,550	8,109,900
Medtronic, Inc., Gtd. Notes(a)	4.625%	03/15/45	24,829	26,850,602
St. Jude Medical, Inc., Sr. Unsec’d. Notes	3.875%	09/15/25	3,015	3,037,495
Stryker Corp., Sr. Unsec’d. Notes	4.625%	03/15/46	6,405	6,531,031
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	2.000%	04/01/18	15,790	15,809,280

				76,987,635

Healthcare-Services — 2.6%
Aetna, Inc., Sr. Unsec’d. Notes	4.250%	06/15/36	10,760	10,788,460
Aetna, Inc., Sr. Unsec’d. Notes	4.375%	06/15/46	22,815	22,909,614
Aetna, Inc., Sr. Unsec’d. Notes	4.750%	03/15/44	1,830	1,925,133
Allina Health System, Unsec’d. Notes	4.805%	11/15/45	4,125	4,397,394
Anthem, Inc., Sr. Unsec’d. Notes	3.700%	08/15/21	3,000	3,101,787
Anthem, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	2,600	2,612,399
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	1,000	1,003,895
Anthem, Inc., Sr. Unsec’d. Notes	4.650%	08/15/44	740	749,092
Anthem, Inc., Sr. Unsec’d. Notes	4.850%	08/15/54	510	518,497
Ascension Health, Sr. Unsec’d. Notes	3.945%	11/15/46	5,025	4,797,960
Ascension Health, Unsec’d. Notes	4.847%	11/15/53	750	817,760
Baylor Scott & White Holdings, Sec’d. Notes	3.967%	11/15/46	24,330	22,933,604
HCA, Inc., Gtd. Notes	5.375%	02/01/25	1,650	1,654,125
HCA, Inc., Gtd. Notes	5.875%	05/01/23	750	796,875
HCA, Inc., Gtd. Notes(a)	5.875%	02/15/26	4,000	4,120,000
HCA, Inc., Sr. Sec’d. Notes	5.000%	03/15/24	3,500	3,600,625
HCA, Inc., Sr. Sec’d. Notes	5.250%	04/15/25	3,500	3,653,125
Kaiser Foundation Hospitals, Gtd. Notes	4.875%	04/01/42	1,000	1,101,651
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	2.500%	11/01/18	1,775	1,790,643
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.700%	02/01/45	12,050	11,902,291
LifePoint Health, Inc., Gtd. Notes(a)	5.500%	12/01/21	3,375	3,510,000
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125%	07/01/52	2,390	2,307,865
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.024%	08/01/45	6,949	6,744,491
New York and Presbyterian Hospital (The), Unsec’d. Notes	4.063%	08/01/56	2,850	2,666,517
NYU Hospitals Center, Sec’d. Notes	4.784%	07/01/44	4,725	4,926,611
NYU Hospitals Center, Sr. Sec’d. Notes	5.750%	07/01/43	700	815,029
Quest Diagnostics, Inc., Gtd. Notes	5.750%	01/30/40	1,251	1,350,391
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	2.500%	03/30/20	2,400	2,398,318
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.450%	06/01/26	4,715	4,650,593
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.250%	04/01/24	1,400	1,460,166
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	4.700%	03/30/45	7,800	7,773,129
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350%	09/30/24	12,525	12,820,941
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A(a)	4.000%	11/28/44	3,720	3,707,850
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949%	07/01/46	8,850	8,151,222
Southern Baptist Hospital of Florida, Inc., Sec’d. Notes	4.857%	07/15/45	4,275	4,619,501

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare-Services (continued)
Texas Health Resources, Sec’d. Notes	4.330%		11/15/55	5,400	$5,398,904
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	2,060	2,006,152
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%		07/15/35	4,545	4,954,227
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.625%		11/15/41	1,080	1,140,638
UnitedHealth Group, Inc., Sr. Unsec’d. Notes(a)	4.750%		07/15/45	14,345	15,802,710

					202,380,185

Holding Companies-Diversified
Leucadia National Corp., Sr. Unsec’d. Notes	6.625%		10/23/43	3,500	3,415,990

Home Builders — 0.2%
D.R. Horton, Inc., Gtd. Notes(a)	4.750%		02/15/23	8,500	8,712,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%		04/15/21	600	615,000
Toll Brothers Finance Corp., Gtd. Notes	4.000%		12/31/18	3,332	3,419,465
Toll Brothers Finance Corp., Gtd. Notes	4.875%		11/15/25	915	898,988

					13,645,953

Home Furnishings
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	4.850%		06/15/21	700	762,334
Whirlpool Corp., Sr. Unsec’d. Notes, MTN	5.150%		03/01/43	450	480,109

					1,242,443

Household Products/Wares — 0.5%
Kimberly-Clark Corp., Sr. Unsec’d. Notes	3.200%		07/30/46	15,400	13,390,978
Kimberly-Clark de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	3.250%		03/12/25	28,175	26,704,800
SC Johnson & Son, Inc., Unsec’d. Notes, 144A(g)	4.000%		05/15/43	425	406,780

					40,502,558

Housewares — 0.6%
Newell Brands, Inc., Sr. Unsec’d. Notes	2.150%		10/15/18	2,900	2,914,413
Newell Brands, Inc., Sr. Unsec’d. Notes	3.850%		04/01/23	4,019	4,168,937
Newell Brands, Inc., Sr. Unsec’d. Notes	3.900%		11/01/25	9,150	9,233,823
Newell Brands, Inc., Sr. Unsec’d. Notes	4.000%		06/15/22	885	917,171
Newell Brands, Inc., Sr. Unsec’d. Notes	5.500%		04/01/46	24,751	28,414,792

					45,649,136

Insurance — 2.0%
Allstate Corp. (The), Sub. Notes	5.750%	(c)	08/15/53	800	827,119
American International Group, Inc., Sr. Unsec’d. Notes	4.375%		01/15/55	4,500	4,122,779
American International Group, Inc., Sr. Unsec’d. Notes	4.500%		07/16/44	10,700	10,551,003
American International Group, Inc., Sr. Unsec’d. Notes	4.875%		06/01/22	3,550	3,879,351
Arch Capital Finance LLC, Gtd. Notes	4.011%		12/15/26	3,435	3,484,433
Arch Capital Finance LLC, Gtd. Notes	5.031%		12/15/46	5,245	5,498,785
Arch Capital Group US, Inc., Gtd. Notes	5.144%		11/01/43	8,532	9,008,333
AXIS Specialty Finance PLC, Gtd. Notes	5.150%		04/01/45	3,700	3,660,395
Berkshire Hathaway Finance Corp., Gtd. Notes	4.300%		05/15/43	2,250	2,324,547
Berkshire Hathaway Finance Corp., Gtd. Notes	4.400%		05/15/42	645	679,026
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(a)	4.500%		02/11/43	905	962,296
CNA Financial Corp., Sr. Unsec’d. Notes	4.500%		03/01/26	27,363	28,614,584

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%		07/15/34	1,700	$2,053,671
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes	4.300%		04/15/43	200	185,263
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.250%		06/15/23	5,635	5,899,704
Liberty Mutual Group, Inc., Gtd. Notes, 144A	4.850%		08/01/44	4,300	4,240,613
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		03/15/35	12,952	15,475,464
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	18,084	21,440,969
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	4,385	5,164,657
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	6,248	7,888,431
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	100	101,425
Markel Corp., Sr. Unsec’d. Notes	5.000%		04/05/46	3,270	3,288,812
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.100%	(c)	10/16/44	8,050	8,301,563
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900%		09/15/44	350	378,615
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes(a)	4.300%		08/25/45	3,225	3,340,636
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	4.600%		08/01/43	600	648,737
WR Berkley Corp., Sr. Unsec’d. Notes	4.750%		08/01/44	2,675	2,615,457
XLIT Ltd. (Ireland), Gtd. Notes	5.250%		12/15/43	2,962	3,060,892

					157,697,560

Lodging — 0.6%
Choice Hotels International, Inc., Gtd. Notes	5.700%		08/28/20	500	538,750
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	2,500	2,668,750
Marriott International, Inc., Sr. Unsec’d. Notes	3.125%		06/15/26	22,630	21,420,019
Marriott International, Inc., Sr. Unsec’d. Notes	4.500%		10/01/34	13,500	13,220,645
Marriott International, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	3,600	3,837,654
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A(a)	5.250%		10/15/21	1,950	1,964,625

					43,650,443

Machinery-Construction & Mining — 0.1%
Caterpillar, Inc., Sr. Unsec’d. Notes	3.803%		08/15/42	2,160	2,075,380
Caterpillar, Inc., Sr. Unsec’d. Notes	4.750%		05/15/64	4,200	4,478,359

					6,553,739

Machinery-Diversified — 0.1%
CNH Industrial Capital LLC, Gtd. Notes(a)	3.250%		02/01/17	3,850	3,849,999
Xylem, Inc., Sr. Unsec’d. Notes	4.875%		10/01/21	3,000	3,238,716

					7,088,715

Media — 4.1%
21st Century Fox America, Inc., Gtd. Notes	5.400%		10/01/43	12,321	13,267,240
21st Century Fox America, Inc., Gtd. Notes	6.150%		03/01/37	2,300	2,691,607
21st Century Fox America, Inc., Gtd. Notes	6.150%		02/15/41	1,000	1,182,768
21st Century Fox America, Inc., Gtd. Notes	6.400%		12/15/35	5,000	5,973,240
21st Century Fox America, Inc., Gtd. Notes	6.900%		08/15/39	5,060	6,354,105
21st Century Fox America, Inc., Gtd. Notes	7.700%		10/30/25	1,129	1,454,915
21st Century Fox America, Inc., Gtd. Notes	7.750%		12/01/45	7,692	10,666,796
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500%		05/15/26	6,000	6,119,999
AMC Networks, Inc., Gtd. Notes	4.750%		12/15/22	1,000	1,006,249
Belo Corp., Gtd. Notes	7.250%		09/15/27	150	158,625
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	2,000	2,079,999
CBS Corp., Gtd. Notes(a)	2.900%		01/15/27	5,260	4,879,187

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media (continued)
CBS Corp., Gtd. Notes	4.600%	01/15/45	7,635	$7,348,283
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384%	10/23/35	11,453	13,077,402
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.484%	10/23/45	13,000	15,029,027
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.834%	10/23/55	10,596	12,421,924
Comcast Corp., Gtd. Notes	3.150%	03/01/26	6,030	5,949,638
Comcast Corp., Gtd. Notes	3.375%	08/15/25	1,275	1,282,698
Comcast Corp., Gtd. Notes	3.400%	07/15/46	17,415	15,208,728
Comcast Corp., Gtd. Notes	4.200%	08/15/34	5,000	5,107,370
Comcast Corp., Gtd. Notes	4.250%	01/15/33	6,090	6,337,650
Comcast Corp., Gtd. Notes	4.600%	08/15/45	34,763	36,440,940
Comcast Corp., Gtd. Notes	4.650%	07/15/42	14,400	14,992,128
Comcast Corp., Gtd. Notes	6.450%	03/15/37	8,200	10,587,389
Comcast Corp., Gtd. Notes	6.550%	07/01/39	2,863	3,734,975
Grupo Televisa SAB (Mexico), Sr. Unsec’d. Notes	5.000%	05/13/45	600	509,154
Historic TW, Inc., Gtd. Notes	6.625%	05/15/29	475	580,922
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.375%	07/28/17	1,600	1,631,616
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43	6,850	6,999,789
NBCUniversal Media LLC, Gtd. Notes	5.950%	04/01/41	1,300	1,601,717
NBCUniversal Media LLC, Gtd. Notes	6.400%	04/30/40	2,500	3,232,790
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000%	04/15/22	2,025	2,062,969
Scripps Networks Interactive, Inc., Sr. Unsec’d. Notes	3.950%	06/15/25	3,800	3,844,441
TEGNA, Inc., Gtd. Notes	5.125%	07/15/20	2,000	2,075,000
Time Warner Cable LLC, Sr. Sec’d. Notes	4.500%	09/15/42	950	860,373
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500%	09/01/41	800	813,289
Time Warner Cable LLC, Sr. Sec’d. Notes	5.875%	11/15/40	380	405,249
Time Warner Cable LLC, Sr. Sec’d. Notes	6.550%	05/01/37	2,785	3,152,765
Time Warner Cable LLC, Sr. Sec’d. Notes	6.750%	06/15/39	4,700	5,464,131
Time Warner, Inc., Gtd. Notes	4.650%	06/01/44	4,495	4,297,876
Time Warner, Inc., Gtd. Notes	4.750%	03/29/21	5,026	5,384,359
Time Warner, Inc., Gtd. Notes	4.850%	07/15/45	18,385	18,405,021
Time Warner, Inc., Gtd. Notes	5.350%	12/15/43	5,020	5,337,440
Time Warner, Inc., Gtd. Notes	6.200%	03/15/40	5,058	5,838,647
Time Warner, Inc., Gtd. Notes	6.250%	03/29/41	6,275	7,321,551
Viacom, Inc., Sr. Unsec’d. Notes	4.500%	02/27/42	1,540	1,276,631
Viacom, Inc., Sr. Unsec’d. Notes	4.850%	12/15/34	9,550	8,513,558
Viacom, Inc., Sr. Unsec’d. Notes	4.875%	06/15/43	4,605	3,992,148
Viacom, Inc., Sr. Unsec’d. Notes	5.250%	04/01/44	15,086	13,724,353
Viacom, Inc., Sr. Unsec’d. Notes	5.850%	09/01/43	5,855	5,737,906
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	1,100	1,127,500
Videotron Ltd. (Canada), Gtd. Notes, 144A	5.375%	06/15/24	4,600	4,720,750

				322,264,827

Mining — 2.1%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250%	04/01/42	6,960	6,779,026
Barrick North America Finance LLC (Canada), Gtd. Notes	4.400%	05/30/21	1,306	1,372,417
Barrick North America Finance LLC (Canada), Gtd. Notes	5.700%	05/30/41	8,800	8,981,386

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Mining (continued)
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750%		05/01/43	5,000	$5,255,695
Barrick North America Finance LLC (Canada), Gtd. Notes	7.500%		09/15/38	2,408	2,793,957
Barrick PD Australia Finance Pty Ltd. (Canada), Gtd. Notes	5.950%		10/15/39	12,865	13,606,397
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	2.875%		02/24/22	1,930	1,945,616
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	17,640	19,703,174
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A(a)	6.250%	(c)	10/19/75	3,270	3,540,429
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.750%	(c)	10/19/75	28,669	32,180,953
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625%		06/09/21	4,085	4,149,976
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.700%		03/15/23	500	491,907
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes(a)	3.750%		06/15/25	8,335	8,583,441
Rio Tinto Finance USA Ltd. (United Kingdom), Gtd. Notes	5.200%		11/02/40	8,913	10,140,864
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	4.750%		03/22/42	2,100	2,252,447
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	3.875%		04/23/25	13,120	12,936,714
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%		04/23/45	11,180	10,975,697
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	6.750%		04/16/40	10,177	10,980,037
Yamana Gold, Inc. (Canada), Gtd. Notes	4.950%		07/15/24	11,100	10,878,000

					167,548,133

Miscellaneous Manufacturing — 0.6%
Actuant Corp., Gtd. Notes	5.625%		06/15/22	1,000	1,024,999
Amsted Industries, Inc., Gtd. Notes, 144A(g)	5.000%		03/15/22	1,000	999,999
General Electric Co., Sr. Unsec’d. Notes	4.125%		10/09/42	3,465	3,495,669
General Electric Co., Sr. Unsec’d. Notes(a)	4.500%		03/11/44	7,195	7,723,653
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes	5.750%		06/15/43	450	532,477
Pentair Finance SA (United Kingdom), Gtd. Notes	1.875%		09/15/17	6,825	6,835,183
Pentair Finance SA (United Kingdom), Gtd. Notes	3.150%		09/15/22	8,800	8,618,113
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.300%		09/15/46	7,685	6,691,076
Textron, Inc., Sr. Unsec’d. Notes	3.650%		03/01/21	1,500	1,540,902
Textron, Inc., Sr. Unsec’d. Notes	4.000%		03/15/26	9,045	9,055,773
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19	750	842,935

					47,360,779

Office Furnishings — 0.1%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375%		02/15/21	3,240	3,621,403

Office/Business Equipment — 0.1%
Xerox Corp., Sr. Unsec’d. Notes	3.500%		08/20/20	3,000	3,025,110
Xerox Corp., Sr. Unsec’d. Notes	6.350%		05/15/18	2,983	3,144,905

					6,170,015

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas — 6.4%
Anadarko Finance Co., Gtd. Notes	7.500%		05/01/31	4,290	$5,459,656
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	3.450%		07/15/24	700	687,152
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.500%		07/15/44	5,000	4,697,755
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.581%	(s)	10/10/36	6,742	2,725,872
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.200%		03/15/40	15,066	17,254,954
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	7,052	8,393,051
Apache Corp., Sr. Unsec’d. Notes	4.750%		04/15/43	3,000	3,090,083
Apache Corp., Sr. Unsec’d. Notes	5.100%		09/01/40	15,688	16,412,488
Apache Corp., Sr. Unsec’d. Notes	5.250%		02/01/42	7,500	7,997,483
Apache Corp., Sr. Unsec’d. Notes	6.000%		01/15/37	9,033	10,389,341
Apache Corp., Sr. Unsec’d. Notes	7.950%		04/15/26	6,000	7,476,029
BP Capital Markets PLC (United Kingdom), Gtd. Notes	3.017%		01/16/27	10,600	10,229,678
Burlington Resources Finance Co., Gtd. Notes	7.200%		08/15/31	2,285	2,945,399
Burlington Resources Finance Co., Gtd. Notes	7.400%		12/01/31	2,700	3,521,391
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	3.800%		04/15/24	7,300	7,274,954
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.250%		03/15/38	12,965	14,749,814
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.450%		06/30/33	2,000	2,252,550
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450%		09/15/42	3,300	2,857,675
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.200%		09/15/43	19,015	18,111,807
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.700%		10/15/19	12,584	13,461,608
Chevron Corp., Sr. Unsec’d. Notes(a)	2.954%		05/16/26	15,400	15,148,549
ConocoPhillips Co., Gtd. Notes	4.150%		11/15/34	3,300	3,225,559
ConocoPhillips Co., Gtd. Notes(a)	4.950%		03/15/26	19,500	21,528,039
ConocoPhillips Holding Co., Sr. Unsec’d. Notes	6.950%		04/15/29	3,300	4,149,941
Devon Energy Corp., Sr. Unsec’d. Notes	5.000%		06/15/45	4,860	4,774,148
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.600%		07/15/41	23,625	24,333,656
Devon Energy Corp., Sr. Unsec’d. Notes	7.950%		04/15/32	3,913	4,954,703
Devon Financing Co. LLC, Gtd. Notes	7.875%		09/30/31	8,330	10,569,471
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500%		05/15/19	6,300	6,780,281
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450%		04/01/20	4,000	4,006,020
EOG Resources, Inc., Sr. Unsec’d. Notes	3.900%		04/01/35	5,533	5,239,923
EOG Resources, Inc., Sr. Unsec’d. Notes	4.150%		01/15/26	11,045	11,558,537
Exxon Mobil Corp., Sr. Unsec’d. Notes(a)	3.567%		03/06/45	4,370	4,071,158
Exxon Mobil Corp., Sr. Unsec’d. Notes(a)	4.114%		03/01/46	9,450	9,679,389
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650%		03/15/25	3,000	3,099,816
Hess Corp., Sr. Unsec’d. Notes	4.300%		04/01/27	22,165	22,063,529
Hess Corp., Sr. Unsec’d. Notes	5.800%		04/01/47	6,560	6,808,099
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.000%		04/15/24	10,133	10,317,127
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.800%		09/15/37	5,435	6,457,449
Marathon Petroleum Corp., Sr. Unsec’d. Notes	2.700%		12/14/18	6,160	6,242,008
Marathon Petroleum Corp., Sr. Unsec’d. Notes(a)	5.000%		09/15/54	9,375	7,938,103
Noble Energy, Inc., Sr. Unsec’d. Notes	3.900%		11/15/24	500	503,811
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050%		11/15/44	12,089	12,124,638
Noble Energy, Inc., Sr. Unsec’d. Notes	5.250%		11/15/43	5,535	5,638,028
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41	12,630	14,023,329
Occidental Petroleum Corp., Sr. Unsec’d. Notes(a)	4.100%		02/15/47	8,955	8,722,537
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.400%		04/15/46	29,440	29,959,174
Phillips 66, Gtd. Notes	4.650%		11/15/34	3,500	3,643,217

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Phillips 66, Gtd. Notes	4.875%	11/15/44	6,200	$6,547,603
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	4.450%	01/15/26	14,525	15,390,153
Range Resources Corp., Gtd. Notes	4.875%	05/15/25	10,000	9,687,500
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500%	11/14/22	5,761	5,717,793
Shell International Finance BV (Netherlands), Gtd. Notes(a)	3.250%	05/11/25	10,000	9,991,800
Shell International Finance BV (Netherlands), Gtd. Notes	4.375%	05/11/45	5,430	5,500,465
Statoil ASA (Norway), Gtd. Notes	3.950%	05/15/43	2,796	2,666,923
Tesoro Corp., Gtd. Notes, 144A	5.125%	12/15/26	11,560	11,691,784
Tosco Corp., Gtd. Notes	7.800%	01/01/27	4,830	6,175,995
Valero Energy Corp., Sr. Unsec’d. Notes(a)	4.900%	03/15/45	7,045	7,020,645

				507,939,640

Oil & Gas Services — 0.6%
Cameron International Corp., Gtd. Notes	3.600%	04/30/22	1,500	1,501,781
Cameron International Corp., Gtd. Notes	5.125%	12/15/43	2,000	2,116,829
Cameron International Corp., Gtd. Notes	7.000%	07/15/38	4,000	4,994,915
Halliburton Co., Sr. Unsec’d. Notes	4.500%	11/15/41	1,835	1,801,931
Halliburton Co., Sr. Unsec’d. Notes(a)	4.750%	08/01/43	9,350	9,601,487
Halliburton Co., Sr. Unsec’d. Notes	7.450%	09/15/39	375	503,715
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	4.000%	12/21/25	13,895	14,561,821
Schlumberger Investment SA, Gtd. Notes	3.650%	12/01/23	13,850	14,507,570

				49,590,049

Packaging & Containers — 0.2%
Ball Corp., Gtd. Notes(a)	4.000%	11/15/23	975	955,499
Ball Corp., Gtd. Notes(a)	5.250%	07/01/25	3,000	3,134,999
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes	4.500%	01/15/23	300	306,000
Greif, Inc., Sr. Unsec’d. Notes	7.750%	08/01/19	625	693,750
Packaging Corp. of America, Sr. Unsec’d. Notes	3.900%	06/15/22	2,200	2,268,957
Packaging Corp. of America, Sr. Unsec’d. Notes	4.500%	11/01/23	3,059	3,240,182
Silgan Holdings, Inc., Sr. Unsec’d. Notes	5.500%	02/01/22	1,400	1,452,500
WestRock MWV LLC, Gtd. Notes	7.950%	02/15/31	2,987	3,930,946

				15,982,833

Pharmaceuticals — 4.7%
AbbVie, Inc., Sr. Unsec’d. Notes	2.900%	11/06/22	1,250	1,234,686
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42	950	893,710
AbbVie, Inc., Sr. Unsec’d. Notes	4.450%	05/14/46	14,780	14,152,249
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35	10,215	10,036,513
AbbVie, Inc., Sr. Unsec’d. Notes(a)	4.700%	05/14/45	9,925	9,737,715
Actavis Funding SCS, Gtd. Notes	2.350%	03/12/18	7,855	7,900,410
Actavis Funding SCS, Gtd. Notes	3.800%	03/15/25	14,845	14,862,487
Actavis Funding SCS, Gtd. Notes	4.750%	03/15/45	23,500	23,070,749
Actavis, Inc., Gtd. Notes	4.625%	10/01/42	7,650	7,407,900
AmerisourceBergen Corp., Sr. Unsec’d. Notes	4.250%	03/01/45	2,120	2,029,972
Baxalta, Inc., Gtd. Notes	5.250%	06/23/45	2,790	2,978,091
Cardinal Health, Inc., Sr. Unsec’d. Notes	3.500%	11/15/24	1,500	1,516,622
Cardinal Health, Inc., Sr. Unsec’d. Notes	4.600%	03/15/43	2,700	2,668,208
Cardinal Health, Inc., Sr. Unsec’d. Notes	4.900%	09/15/45	1,415	1,493,075
Express Scripts Holding Co., Gtd. Notes	3.400%	03/01/27	22,930	21,483,369

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Express Scripts Holding Co., Gtd. Notes	4.500%	02/25/26	16,905	$17,403,241
Express Scripts Holding Co., Gtd. Notes	4.800%	07/15/46	15,280	14,629,469
Forest Laboratories LLC, Gtd. Notes, 144A	4.875%	02/15/21	8,550	9,185,145
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250%	04/01/22	4,500	4,657,500
Johnson & Johnson, Sr. Unsec’d. Notes	3.700%	03/01/46	23,530	23,185,591
Johnson & Johnson, Sr. Unsec’d. Notes	4.375%	12/05/33	4,000	4,397,852
Johnson & Johnson, Sr. Unsec’d. Notes(a)	4.850%	05/15/41	4,080	4,785,016
McKesson Corp., Sr. Unsec’d. Notes(a)	3.796%	03/15/24	6,200	6,390,160
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	4.125%	11/15/25	3,175	3,246,088
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes(a)	4.600%	06/01/44	8,226	7,949,138
Merck & Co., Inc., Sr. Unsec’d. Notes(a)	3.700%	02/10/45	3,515	3,351,700
Merck & Co., Inc., Sr. Unsec’d. Notes	4.150%	05/18/43	5,750	5,906,262
Mylan NV, Gtd. Notes, 144A	3.000%	12/15/18	2,645	2,664,129
Mylan NV, Gtd. Notes, 144A	3.950%	06/15/26	10,700	10,013,574
Mylan NV, Gtd. Notes, 144A	5.250%	06/15/46	3,650	3,366,369
Novartis Capital Corp. (Switzerland), Gtd. Notes(a)	4.000%	11/20/45	19,625	19,805,275
Pfizer, Inc., Sr. Unsec’d. Notes	4.125%	12/15/46	17,085	17,379,921
Pfizer, Inc., Sr. Unsec’d. Notes	4.400%	05/15/44	8,500	8,978,176
Pfizer, Inc., Sr. Unsec’d. Notes	7.200%	03/15/39	3,300	4,766,807
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.400%	09/23/21	21,060	20,343,686
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	2.875%	09/23/23	43,270	41,125,842
Shire Acquisitions Investments Ireland DAC, Gtd. Notes	3.200%	09/23/26	8,995	8,404,343
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	3.150%	10/01/26	10,960	10,104,320
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	4.100%	10/01/46	1,500	1,285,293

				374,790,653

Pipelines — 2.8%
Buckeye Partners LP, Sr. Unsec’d. Notes	2.650%	11/15/18	825	830,424
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	5.350%	03/15/20	1,500	1,556,250
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	6.450%	11/03/36	10,766	10,766,000
DCP Midstream LLC, Sr. Unsec’d. Notes	8.125%	08/16/30	1,000	1,110,000
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.900%	03/15/35	1,905	1,780,280
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%	02/01/43	700	652,303
Energy Transfer Partners LP, Sr. Unsec’d. Notes	5.150%	03/15/45	4,650	4,459,722
Energy Transfer Partners LP, Sr. Unsec’d. Notes(a)	6.125%	12/15/45	9,130	9,713,763
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700%	04/01/19	2,200	2,201,454
Enterprise Products Operating LLC, Gtd. Notes	4.850%	08/15/42	1,990	1,989,642
Enterprise Products Operating LLC, Gtd. Notes	4.850%	03/15/44	5,775	5,830,457
Enterprise Products Operating LLC, Gtd. Notes(a)	4.900%	05/15/46	26,400	27,099,626
Enterprise Products Operating LLC, Gtd. Notes	4.950%	10/15/54	3,110	3,013,988
Enterprise Products Operating LLC, Gtd. Notes	5.100%	02/15/45	4,985	5,257,425
Enterprise Products Operating LLC, Gtd. Notes	6.875%	03/01/33	55	67,215
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A(a)	4.350%	07/15/25	11,675	11,767,139
Gulfstream Natural Gas System LLC, Sr. Unsec’d. Notes, 144A	5.950%	10/15/45	19,904	21,113,407

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines (continued)
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500%	04/01/20	6,175	$6,834,990
Kinder Morgan, Inc., Gtd. Notes	5.300%	12/01/34	3,079	3,124,708
Kinder Morgan, Inc., Gtd. Notes	5.550%	06/01/45	11,700	12,305,744
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200%	03/15/45	2,630	2,375,245
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	5.150%	10/15/43	5,820	6,049,034
MPLX LP, Gtd. Notes	4.875%	12/01/24	6,200	6,384,103
MPLX LP, Sr. Unsec’d. Notes	4.000%	02/15/25	570	554,043
ONEOK Partners LP, Gtd. Notes	6.200%	09/15/43	3,950	4,391,823
ONEOK Partners LP, Gtd. Notes	6.850%	10/15/37	1,742	2,025,568
Phillips 66 Partners LP, Sr. Unsec’d. Notes	3.550%	10/01/26	11,680	11,303,565
Phillips 66 Partners LP, Sr. Unsec’d. Notes	4.900%	10/01/46	6,500	6,241,866
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.500%	12/15/26	2,500	2,536,115
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.700%	06/15/44	6,500	5,791,708
Spectra Energy Partners LP, Sr. Unsec’d. Notes	4.500%	03/15/45	8,670	8,243,878
Spectra Energy Partners LP, Sr. Unsec’d. Notes	5.950%	09/25/43	525	594,180
Sunoco Logistics Partners Operations LP, Gtd. Notes(a)	5.350%	05/15/45	1,875	1,810,611
Western Gas Partners LP, Sr. Unsec’d. Notes	3.950%	06/01/25	4,925	4,856,281
Western Gas Partners LP, Sr. Unsec’d. Notes	5.450%	04/01/44	3,175	3,270,133
Williams Partners LP, Sr. Unsec’d. Notes	4.300%	03/04/24	9,900	9,997,129
Williams Partners LP, Sr. Unsec’d. Notes	4.900%	01/15/45	12,600	11,645,008
Williams Partners LP, Sr. Unsec’d. Notes	5.100%	09/15/45	4,653	4,422,439

				223,967,266

Real Estate Investment Trusts (REITs) — 2.2%
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875%	04/15/22	8,073	8,596,130
DDR Corp., Sr. Unsec’d. Notes	3.500%	01/15/21	3,000	3,045,609
Digital Realty Trust LP, Gtd. Notes	3.400%	10/01/20	2,450	2,492,172
Equity Commonwealth, Sr. Unsec’d. Notes	5.875%	09/15/20	6,049	6,464,197
Essex Portfolio LP, Gtd. Notes	5.200%	03/15/21	2,000	2,178,080
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750%	08/15/19	9,600	9,705,466
HCP, Inc., Sr. Unsec’d. Notes	4.000%	12/01/22	3,900	4,014,711
HCP, Inc., Sr. Unsec’d. Notes	4.000%	06/01/25	25,936	25,781,888
HCP, Inc., Sr. Unsec’d. Notes	4.200%	03/01/24	2,630	2,676,746
HCP, Inc., Sr. Unsec’d. Notes	4.250%	11/15/23	6,000	6,161,334
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500%	12/15/17	7,773	7,797,042
Mack-Cali Realty LP, Sr. Unsec’d. Notes	3.150%	05/15/23	6,718	6,073,683
Realty Income Corp., Sr. Unsec’d. Notes	3.875%	07/15/24	3,050	3,114,379
Realty Income Corp., Sr. Unsec’d. Notes	4.125%	10/15/26	1,550	1,595,711
Realty Income Corp., Sr. Unsec’d. Notes	4.650%	08/01/23	1,530	1,640,360
Select Income REIT, Sr. Unsec’d. Notes	2.850%	02/01/18	15,300	15,365,377
Select Income REIT, Sr. Unsec’d. Notes	4.150%	02/01/22	8,250	8,169,645
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250%	12/15/24	3,300	3,229,875
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	3.250%	08/15/22	5,000	5,047,280
WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia), Gtd. Notes, 144A	2.700%	09/17/19	8,850	8,951,306
Welltower, Inc., Sr. Unsec’d. Notes(a)	4.000%	06/01/25	4,400	4,496,760
Welltower, Inc., Sr. Unsec’d. Notes	4.250%	04/01/26	4,085	4,234,458
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625%	09/15/23	5,000	5,368,760
Weyerhaeuser Co., Sr. Unsec’d. Notes	6.950%	10/01/27	2,068	2,487,591

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375%	03/15/32	14,248	$18,043,226
Weyerhaeuser Co., Sr. Unsec’d. Notes	8.500%	01/15/25	3,500	4,525,623

				171,257,409

Retail — 3.5%
Bed Bath & Beyond, Inc., Sr. Unsec’d. Notes	5.165%	08/01/44	6,800	6,188,564
CVS Health Corp., Sr. Unsec’d. Notes	2.875%	06/01/26	11,045	10,527,730
CVS Health Corp., Sr. Unsec’d. Notes	3.375%	08/12/24	1,150	1,153,549
CVS Health Corp., Sr. Unsec’d. Notes	3.500%	07/20/22	5,230	5,373,794
CVS Health Corp., Sr. Unsec’d. Notes	3.875%	07/20/25	1,178	1,215,225
CVS Health Corp., Sr. Unsec’d. Notes	4.125%	05/15/21	550	581,963
CVS Health Corp., Sr. Unsec’d. Notes	5.125%	07/20/45	36,765	40,972,644
CVS Health Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	17,195	19,483,397
Home Depot, Inc. (The), Sr. Unsec’d. Notes	3.500%	09/15/56	1,105	967,261
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200%	04/01/43	5,422	5,586,547
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.250%	04/01/46	9,395	9,863,444
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.400%	03/15/45	15,945	16,992,523
Home Depot, Inc. (The), Sr. Unsec’d. Notes	5.875%	12/16/36	8,382	10,589,500
L Brands, Inc., Gtd. Notes(a)	5.625%	02/15/22	8,575	9,153,813
L Brands, Inc., Gtd. Notes(a)	5.625%	10/15/23	977	1,052,718
Lowe’s Cos., Inc., Sr. Unsec’d. Notes(a)	3.700%	04/15/46	10,000	9,334,460
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.250%	09/15/44	6,660	6,754,719
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	4.375%	09/15/45	6,035	6,217,215
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	5.125%	11/15/41	4,000	4,534,428
Macy’s Retail Holdings, Inc., Gtd. Notes	2.875%	02/15/23	6,000	5,710,182
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875%	01/15/22	1,460	1,495,369
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300%	02/15/43	3,994	3,291,667
Macy’s Retail Holdings, Inc., Gtd. Notes	5.125%	01/15/42	1,875	1,732,388
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	4.875%	12/09/45	23,100	24,741,809
PVH Corp., Sr. Unsec’d. Notes	4.500%	12/15/22	275	279,125
QVC, Inc., Sr. Sec’d. Notes	5.125%	07/02/22	300	310,554
Target Corp., Sr. Unsec’d. Notes	3.500%	07/01/24	12,150	12,620,691
Target Corp., Sr. Unsec’d. Notes(a)	3.625%	04/15/46	33,730	31,342,220
Target Corp., Sr. Unsec’d. Notes	6.350%	11/01/32	4,075	5,217,691
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	4.300%	04/22/44	16,175	17,069,057
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	4.750%	10/02/43	2,000	2,242,684
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.625%	04/15/41	985	1,224,942
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	6.500%	08/15/37	2,623	3,554,705

				277,376,578

Semiconductors — 0.4%
Applied Materials, Inc., Sr. Unsec’d. Notes	5.100%	10/01/35	10,265	11,414,875
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500%	11/15/18	4,000	4,035,908
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%	02/01/25	10,000	9,950,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.125%	06/01/21	5,000	5,162,500
Sensata Technologies BV, Gtd. Notes, 144A	4.875%	10/15/23	900	920,250
Sensata Technologies BV, Gtd. Notes, 144A	5.000%	10/01/25	2,500	2,450,000

				33,933,533

Software — 3.1%
CA, Inc., Sr. Unsec’d. Notes	3.600%	08/01/20	5,000	5,126,815
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700%	03/01/21	4,070	4,207,871
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.000%	08/15/26	15,280	14,346,866

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Software (continued)
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625%		10/15/20	14,000	$14,493,752
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	4.500%		08/15/46	4,415	4,203,310
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	5.000%		10/15/25	4,392	4,783,477
Fiserv, Inc., Sr. Unsec’d. Notes	2.700%		06/01/20	1,177	1,182,684
Microsoft Corp., Sr. Unsec’d. Notes	3.700%		08/08/46	36,445	34,311,692
Microsoft Corp., Sr. Unsec’d. Notes	3.750%		02/12/45	6,500	6,095,382
Microsoft Corp., Sr. Unsec’d. Notes	3.950%		08/08/56	44,050	41,604,432
Microsoft Corp., Sr. Unsec’d. Notes	4.000%		02/12/55	3,070	2,903,548
Microsoft Corp., Sr. Unsec’d. Notes	4.450%		11/03/45	25,234	26,884,783
Oracle Corp., Sr. Unsec’d. Notes	2.500%		10/15/22	1,500	1,483,946
Oracle Corp., Sr. Unsec’d. Notes	3.900%		05/15/35	7,366	7,265,167
Oracle Corp., Sr. Unsec’d. Notes(a)	4.000%		07/15/46	36,790	35,189,488
Oracle Corp., Sr. Unsec’d. Notes	4.125%		05/15/45	1,300	1,259,908
Oracle Corp., Sr. Unsec’d. Notes	4.300%		07/08/34	12,200	12,614,605
Oracle Corp., Sr. Unsec’d. Notes	4.375%		05/15/55	29,105	28,948,415

					246,906,141

Telecommunications — 4.8%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%		03/30/40	5,440	6,208,416
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes(a)	4.375%		07/16/42	1,800	1,666,647
AT&T, Inc., Sr. Unsec’d. Notes	3.950%		01/15/25	3,085	3,090,343
AT&T, Inc., Sr. Unsec’d. Notes	4.350%		06/15/45	41,690	37,147,124
AT&T, Inc., Sr. Unsec’d. Notes	4.500%		05/15/35	28,060	27,110,618
AT&T, Inc., Sr. Unsec’d. Notes	4.550%		03/09/49	13,681	12,357,582
AT&T, Inc., Sr. Unsec’d. Notes	4.750%		05/15/46	8,237	7,803,890
AT&T, Inc., Sr. Unsec’d. Notes	4.800%		06/15/44	7,538	7,122,762
AT&T, Inc., Sr. Unsec’d. Notes	5.150%		03/15/42	14,670	14,613,843
AT&T, Inc., Sr. Unsec’d. Notes	5.350%		09/01/40	277	284,478
AT&T, Inc., Sr. Unsec’d. Notes	5.500%		02/01/18	15,687	16,298,668
AT&T, Inc., Sr. Unsec’d. Notes	6.000%		08/15/40	11,165	12,271,541
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.125%	(c)	12/15/30	1,675	2,555,513
Deutsche Telekom International Finance BV (Germany), Gtd. Notes	8.750%	(c)	06/15/30	1,000	1,470,115
Motorola Solutions, Inc., Sr. Unsec’d. Notes(a)	3.750%		05/15/22	7,000	7,075,383
Qwest Corp., Sr. Unsec’d. Notes	6.750%		12/01/21	5,000	5,425,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360%		03/20/23	40,000	40,074,800
T-Mobile USA, Inc., Gtd. Notes	6.464%		04/28/19	950	966,625
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.125%		08/15/46	6,980	6,317,054
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.272%		01/15/36	9,775	9,355,907
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.400%		11/01/34	677	668,190
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.522%		09/15/48	43,051	41,282,121
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	4.672%		03/15/55	6,369	5,981,192
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%		11/01/41	2,750	2,715,474

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications (continued)
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.012%	08/21/54	83,819	$83,379,956
Verizon Communications, Inc., Sr. Unsec’d. Notes	5.050%	03/15/34	21,112	22,231,696
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.000%	04/01/41	5,711	6,559,529

				382,034,467

Transportation — 2.8%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.375%	09/01/42	7,480	7,773,351
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.400%	03/15/42	10,600	11,051,602
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450%	03/15/43	14,000	14,672,027
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.550%	09/01/44	2,455	2,610,274
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	5.150%	09/01/43	13,388	15,375,382
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	7.950%	08/15/30	6,950	9,884,909
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	4.500%	11/07/43	2,000	2,144,037
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	6.250%	08/01/34	500	644,529
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	4.800%	09/15/35	3,970	4,285,250
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	5.750%	03/15/33	1,775	2,067,827
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	6.125%	09/15/2115	14,400	17,241,019
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	7.125%	10/15/31	3,325	4,505,950
CSX Corp., Sr. Unsec’d. Notes	3.350%	11/01/25	16,500	16,516,335
CSX Corp., Sr. Unsec’d. Notes	3.400%	08/01/24	2,435	2,480,342
CSX Corp., Sr. Unsec’d. Notes	4.250%	11/01/66	7,995	7,296,109
CSX Corp., Sr. Unsec’d. Notes	4.500%	08/01/54	10,400	10,192,042
CSX Corp., Sr. Unsec’d. Notes	4.750%	05/30/42	5,000	5,204,555
CSX Corp., Sr. Unsec’d. Notes	5.500%	04/15/41	2,682	3,078,799
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	1,000	1,228,455
CSX Corp., Sr. Unsec’d. Notes	6.220%	04/30/40	531	661,827
FedEx Corp., Gtd. Notes	4.100%	04/15/43	825	770,494
FedEx Corp., Gtd. Notes	4.500%	02/01/65	2,115	1,954,084
FedEx Corp., Gtd. Notes	4.550%	04/01/46	10,980	11,064,645
FedEx Corp., Gtd. Notes	4.900%	01/15/34	1,950	2,078,616
FedEx Corp., Gtd. Notes(a)	5.100%	01/15/44	10,525	11,420,004
FedEx Corp., Sr. Unsec’d. Notes	7.600%	07/01/97	1,000	1,252,934
Kansas City Southern, Gtd. Notes	4.950%	08/15/45	10,000	10,146,990
Norfolk Southern Corp., Sr. Unsec’d. Notes	3.950%	10/01/42	1,140	1,082,904
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.800%	08/15/43	2,275	2,476,372
Norfolk Southern Corp., Sr. Unsec’d. Notes	4.837%	10/01/41	1,080	1,172,761
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	3,000	3,431,622
Norfolk Southern Corp., Sr. Unsec’d. Notes	6.000%	03/15/2105	2,045	2,391,157
Norfolk Southern Corp., Sr. Unsec’d. Notes	6.000%	05/23/2111	800	935,859
Union Pacific Corp., Sr. Unsec’d. Notes	3.250%	01/15/25	3,575	3,633,251
Union Pacific Corp., Sr. Unsec’d. Notes	3.875%	02/01/55	4,805	4,413,590
Union Pacific Corp., Sr. Unsec’d. Notes	4.050%	11/15/45	1,705	1,715,990

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Transportation (continued)
Union Pacific Corp., Sr. Unsec’d. Notes	4.250%	04/15/43	275	$283,232
Union Pacific Corp., Sr. Unsec’d. Notes	4.300%	06/15/42	1,125	1,165,491
Union Pacific Corp., Sr. Unsec’d. Notes	4.375%	11/15/65	1,800	1,790,068
United Parcel Service, Inc., Sr. Unsec’d. Notes(a)	3.400%	11/15/46	18,690	17,228,722

				219,323,407

Trucking & Leasing — 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A(g)	2.500%	06/15/19	2,315	2,320,607
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A(g)	3.750%	05/11/17	12,970	13,070,855

				15,391,462

Water — 0.1%
Aquarion Co., Sr. Unsec’d. Notes, 144A(g)	4.000%	08/15/24	5,000	4,993,705

TOTAL CORPORATE BONDS (cost $6,858,265,118)				6,875,351,897

FOREIGN AGENCY — 0.1%
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	4.875%	01/22/44	1,000	1,001,962
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	6.000%	01/22/2114	1,300	1,261,272
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750%	04/10/17	6,650	6,647,819
Statoil ASA (Norway), Gtd. Notes	7.750%	06/15/23	1,200	1,509,529
Oleoducto Central SA (Colombia), Sr. Unsec’d. Notes, 144A(g)	4.000%	05/07/21	1,300	1,293,500

TOTAL FOREIGN AGENCY (cost $11,735,366)				11,714,082

FOREIGN GOVERNMENT BONDS — 0.2%
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%	03/08/44	500	454,650
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	5.550%	01/21/45	2,400	2,454,000
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A	3.250%	10/26/26	8,550	8,105,605
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, MTN, 144A	2.375%	10/26/21	1,750	1,699,138

TOTAL FOREIGN GOVERNMENT BONDS (cost $13,073,968)				12,713,393

MUNICIPAL BONDS — 1.2%
California — 0.4%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	3,200	4,347,263
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.008%	07/01/39	1,050	1,301,055
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.574%	07/01/45	3,595	4,919,398
Los Angeles Department of Water & Power, Revenue Bonds, BABs	6.603%	07/01/50	8,000	11,162,080
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39	815	1,151,098

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
California (continued)
State of California, General Obligation Unlimited, BABs	7.350%	11/01/39	2,560	$3,624,090
State of California, General Obligation Unlimited, BABs	7.500%	04/01/34	1,200	1,687,991
State of California, General Obligation Unlimited, BABs	7.550%	04/01/39	2,040	3,029,420
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40	1,480	2,174,594

				33,396,989

District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Revenue Bonds	4.814%	10/01/2114	5,000	4,993,550
District of Columbia Water & Sewer Authority, Revenue Bonds, BABs	5.522%	10/01/44	3,000	3,646,740

				8,640,290

Illinois
Illinois State Toll Highway Authority, Revenue Bonds, BABs	5.851%	12/01/34	600	735,852

Missouri
Missouri Highway & Transportation Commission, Revenue Bonds, BABs	5.445%	05/01/33	325	385,509

New Jersey — 0.3%
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.102%	01/01/41	10,685	14,927,159
New Jersey Turnpike Authority, Revenue Bonds, BABs	7.414%	01/01/40	5,940	8,556,748

				23,483,907

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, BABs	5.767%	08/01/36	1,150	1,422,757
Port Authority of New York & New Jersey, Revenue Bonds	5.647%	11/01/40	500	602,560

				2,025,317

Ohio — 0.1%
Ohio State University (The), Revenue Bonds	4.048%	12/01/56	8,300	8,155,414
Ohio State University (The), Revenue Bonds	4.800%	06/01/2111	1,300	1,263,470

				9,418,884

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, BABs	6.105%	12/01/39	7,575	9,579,648

South Carolina
South Carolina Public Service Authority, Revenue Bonds	5.784%	12/01/41	1,000	1,173,610

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Texas — 0.1%
University of Texas System (The), Revenue Bonds	3.852%	08/15/46	8,525	$8,677,257

TOTAL MUNICIPAL BONDS (cost $95,764,607)				97,517,263

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bonds	2.250%	08/15/46	8,255	6,940,969
U.S. Treasury Notes	2.000%	11/15/26	130	125,079

TOTAL U.S. TREASURY OBLIGATIONS (cost $6,955,820)				7,066,048

			Shares
PREFERRED STOCKS — 0.3%
Capital Markets — 0.1%
State Street Corp., 5.350%			335,000	8,381,700

Electric — 0.2%
SCE Trust V, 5.450%(a)			565,000	14,271,900

TOTAL PREFERRED STOCKS (cost $22,500,000)				22,653,600

TOTAL LONG-TERM INVESTMENTS (cost $7,771,359,246)				7,780,602,231

SHORT-TERM INVESTMENTS — 3.9%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			43,073,181	43,073,181
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $264,013,770; includes $263,834,723 of cash collateral for securities on loan)(b)(w)			263,953,282	264,006,073

TOTAL SHORT-TERM INVESTMENTS (cost $307,086,951)(Note 4)				307,079,254

TOTAL INVESTMENTS — 102.1% (cost $8,078,446,197)				8,087,681,485
Liabilities in excess of other assets(z) — (2.1)%				(164,814,831)

NET ASSETS — 100.0%				$7,922,866,654

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $260,835,988; cash collateral of $263,834,723 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
604	2 Year U.S. Treasury Notes	Mar. 2017	$130,912,828	$130,879,250	$(33,578)
3,473	5 Year U.S. Treasury Notes	Mar. 2017	410,071,799	408,647,291	(1,424,508)
4,047	20 Year U.S. Treasury Bonds	Mar. 2017	613,794,047	609,705,844	(4,088,203)

					(5,546,289)

Short Positions:
3,121	10 Year U.S. Treasury Notes	Mar. 2017	390,054,554	387,881,781	2,172,773
3,959	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	639,407,594	634,429,750	4,977,844

					7,150,617

					$1,604,328

Cash of $13,052,957 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loan	$—	$24,960,949	$—
Commercial Mortgage-Backed Securities	—	728,624,999	—
Corporate Bonds	—	6,875,351,897	—
Foreign Agency	—	11,714,082	—
Foreign Government Bonds	—	12,713,393	—
Municipal Bonds	—	97,517,263	—
U.S. Treasury Obligations	—	7,066,048	—
Preferred Stocks	22,653,600	—	—
Affiliated Mutual Funds	307,079,254	—	—
Other Financial Instruments*
Futures Contracts	1,604,328	—	—

Total	$331,337,182	$7,757,948,631	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Electric	9.7%
Commercial Mortgage-Backed Securities	9.2
Banks	8.6
Oil & Gas	6.4
Telecommunications	4.8
Pharmaceuticals	4.7
Media	4.1
Affiliated Mutual Funds (3.3% represents investments purchased with collateral from securities on loan)	3.9
Chemicals	3.8
Retail	3.5
Software	3.1
Auto Manufacturers	2.8
Pipelines	2.8

Transportation	2.8%
Healthcare-Services	2.6
Real Estate Investment Trusts (REITs)	2.2
Mining	2.1
Insurance	2.0
Foods	1.7
Beverages	1.6
Computers	1.6
Biotechnology	1.5
Commercial Services	1.5
Diversified Financial Services	1.2
Municipal Bonds	1.2
Airlines	1.1
Forest Products & Paper	1.1
Healthcare-Products	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (con’t)
Agriculture	0.9%
Building Materials	0.9
Electronics	0.7
Aerospace & Defense	0.6
Gas	0.6
Housewares	0.6
Lodging	0.6
Miscellaneous Manufacturing	0.6
Oil & Gas Services	0.6
Auto Parts & Equipment	0.5
Household Products/Wares	0.5
Semiconductors	0.4
Technology Hardware, Storage & Peripherals	0.3
Foreign Government Bonds	0.2
Home Builders	0.2

Packaging & Containers	0.2%
Trucking & Leasing	0.2
Capital Markets	0.1
Entertainment	0.1
Foreign Agency	0.1
Machinery-Construction & Mining	0.1
Machinery-Diversified	0.1
Office Furnishings	0.1
Office/Business Equipment	0.1
U.S. Treasury Obligations	0.1
Water	0.1

102.1
Liabilities in excess of other assets	(2.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$7,150,617	*	Due from/to broker — variation margin futures	$5,546,289	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$6,873,367

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$3,372,936

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $1,077,746,311 and for short positions was $995,301,665.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transactions assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$260,835,988	$(260,835,988)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST MULTI-SECTOR FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of
$260,835,988:
Unaffiliated investments (cost $7,771,359,246)	$7,780,602,231
Affiliated investments (cost $307,086,951)	307,079,254
Cash	54,375
Deposit with broker for futures	13,052,957
Dividends and interest receivable	83,007,406
Receivable for fund share sold	3,501,274
Receivable for investments sold	2,366,189
Prepaid expenses	52,837

Total Assets	8,189,716,523

LIABILITIES:
Payable to broker for collateral for securities on loan	263,834,723
Due to broker-variation margin futures	1,258,303
Advisory fees payable	1,143,715
Distribution fee payable	269,829
Accrued expenses and other liabilities	226,828
Payable for investments purchased	116,125
Affiliated transfer agent fee payable	346

Total Liabilities	266,849,869

NET ASSETS	$7,922,866,654

Net assets were comprised of:
Paid-in capital	$7,471,423,324
Retained earnings	451,443,330

Net assets, December 31, 2016	$7,922,866,654

Net asset value and redemption price per share, $7,922,866,654 / 698,341,705 outstanding shares of beneficial interest.	$11.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$269,684,659
Income from securities lending, net (including affiliated income of $956,107)	993,179
Unaffiliated dividend income	895,962
Affiliated dividend income	450,138

272,023,938

EXPENSES
Advisory fees	32,708,922
Distribution fee	16,448,066
Custodian and accounting fees	467,000
Trustees’ fees	67,000
Insurance expenses	58,000
Audit fee	47,000
Legal fees and expenses	22,000
Shareholders’ reports	20,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	653
Interest expense	16
Miscellaneous	15,463

Total expenses	49,875,120

NET INVESTMENT INCOME (LOSS)	222,148,818

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions (including affiliated of $34,372)	22,266,795
Futures transactions	6,873,367
Short sales transactions	38,705

29,178,867

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(7,697))	165,613,461
Futures	3,372,936

168,986,397

NET GAIN (LOSS) ON INVESTMENTS	198,165,264

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$420,314,082

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$222,148,818	$127,246,373
Net realized gain (loss) on investment transactions	29,178,867	(5,666,296)
Net change in unrealized appreciation (depreciation) on investments	168,986,397	(257,120,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	420,314,082	(135,540,030)

FUND SHARE TRANSACTIONS:
Fund share sold [251,449,226 and 189,418,133 shares, respectively]	2,847,447,431	2,022,318,719
Fund share repurchased [640,064 and 56,686 shares, respectively]	(7,224,278)	(599,857)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,840,223,153	2,021,718,862

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,260,537,235	1,886,178,832
NET ASSETS:
Beginning of year	4,662,329,419	2,776,150,587

End of year	$7,922,866,654	$4,662,329,419

SEE NOTES TO FINANCIAL STATEMENTS.

A33

GLOSSARY:

SCHEDULE OF INVESTMENTS	December 31, 2016

The following abbreviations are used in the annual report:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over-the-counter

SEE NOTES TO FINANCIAL STATEMENTS.

A34

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2016 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the AST Multi-Sector Fixed Income Portfolio (the “Portfolio” or “Multi-Sector Fixed Income”). The investment objective of the Portfolio is to maximize total return, consistent with preservation of capital.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

B1

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

B2

The Portfolio invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. The Portfolio may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Forward currency contracts, short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may

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involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust has entered into an investment management agreement with the Investment Manager on behalf of the Portfolio which provides that the Investment Manager will furnish the Portfolio with investment advice, investment management and administrative services. At December 31, 2016, the Investment Manager has engaged PGIM, Inc. to serve as Subadviser for the Portfolio through its PGIM Fixed Income Unit.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets, at the annual rate specified below. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse the Portfolio so that advisory fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

	Management Fees	Effective Management Fees, Net of Waiver
Multi-Sector Fixed Income	0.5325% first $300 million; 0.5225% on next $ 200 million; 0.5125% on next $ 250 million; 0.5025% on next $2.5 billion; 0.4925% on next $ 2.75 billion; 0.4625% on next $ 4 billion; 0.4425% in excess of $10 billion	0.50%

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	Expense Limitations through June 30, 2016	Expense Limitations effective July 1, 2016
Multi-Sector Fixed Income	Contractually limit expenses to 0.83% through June 30, 2016	Contractually limit expenses to 0.83% through June 30, 2017

AST Investment Services, Inc., PI, and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests the Portfolio’s overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (Goldman Sachs Agency Lending). Prior to July 7, 2016, PGIM, Inc. was the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. was compensated $6,851 for these services (PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016).

5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended December 31, 2016, were as follows:

	Cost of Purchases	Proceeds from Sales
Multi-Sector Fixed Income	$4,248,206,461	$1,227,575,063

6.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax

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years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended December 31, 2016. The average daily balance for the 3 days that the Portfolio had loans outstanding during the period was approximately $4,459,000, borrowed at a weighted average interest rate of 1.76%. The maximum loan outstanding amount during the period was $11,713,000. At December 31, 2016, the Portfolio did not have an outstanding loan amount.

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2016, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Pruco Life Insurance Company of New Jersey (“PLNJ”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities.

10.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an ASU that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

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Financial Highlights

	AST Multi-Sector Fixed Income Portfolio
	Year Ended December 31,			February 25, 2013(c) through December 31, 2013
	2016	2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.42	$10.75	$9.67	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.38	0.37	0.36	0.28
Net realized and unrealized gain (loss) on investments	0.55	(0.70)	0.72	(0.61)

Total from investment operations	0.93	(0.33)	1.08	(0.33)

Net Asset Value, end of period	$11.35	$10.42	$10.75	$9.67

Total Return(a)	8.93%	(3.07)%	11.17%	(3.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7,922.9	$4,662.3	$2,776.2	$793.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%	0.77%	0.79%	0.87	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.76%	0.77%	0.79%	0.87	%(e)
Net investment income (loss)	3.38%	3.45%	3.45%	3.47	%(e)
Portfolio turnover rate	62%	72%	124%	314	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of AST Multi-Sector Fixed Income Portfolio (the “Portfolio”), one of the portfolios constituting Advanced Series Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from February 25, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

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Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-E

Advanced Series Trust

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Government Money Market Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2016

■	LETTER TO CONTRACT OWNERS

■	MARKET OVERVIEW

■	REPORT OF THE INVESTMENT MANAGERS

■	FEES AND EXPENSES

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

AST Government Money Market Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.00%	0.00%	0.76%
Lipper (VIP) Money Market Funds Avg.	N/A	0.05	0.02	0.75
Lipper US Govt MM Index	N/A	0.05	0.02	0.75

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2016, the AST Government Money Market Portfolio returned 0.00%.

The net assets of the Portfolio at December 31, 2016 were $997.4 million.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity. The Portfolio’s subadviser is PGIM Fixed Income.

What were market conditions during the reporting period?

2016 was a turbulent year, marked by a sharp selloff in equities and other riskier asset classes during the first quarter, the UK’s vote to leave the European Union (commonly known as Brexit), continued geopolitical risk worldwide, and the election of Donald Trump as US president.

After raising the targeted federal funds fed funds rate in December 2015, the Federal Reserve eased its expected pace of 2016 rate hikes during the first quarter, citing uncertainty about the sustainability of US economic growth, as well as concerns about tightening US financial conditions and rising international vulnerabilities. Mid-year, as the negative interest rate policies and aggressive bond-buying programs of the Bank of Japan and the European Central Bank powered ahead, Japanese, German and UK government bonds staged spectacular rallies, thanks in part to economic slowdown fears brought on by Brexit. US yields also fell, following the global trend of low short-term rates and based on some evidence of moderating US growth, which kept the Fed at bay. In December, the Fed raised the fed funds rate 0.25% to a range of between 0.50% and 0.75%. As the move was well communicated, the markets had priced in the rate hike ahead of the announcement.

During the reporting period, money market mutual funds navigated through reforms directed by the Securities and Exchange Commission (SEC). The reforms led many money market mutual funds, including the Portfolio, to invest exclusively in government securities to maintain a stable net asset value and so as not to be required to adopt liquidity fees or temporarily suspend withdrawals should large outflows occur. As such funds shifted out of short-term credit assets into short-term government assets ahead of the SEC’s October 14 deadline, the difference between the yields in these segments widened significantly. By December 31, 2016, the three-month LIBOR rate had risen to 1.0% from 0.61% on December 31, 2015, while the yield on a three-month Treasury bill had climbed to 0.50% from 0.33%.

What strategies or holdings affected the Portfolio’s performance?

Early in the period, the Portfolio maintained a weighted average maturity (WAM) in line with its peers. It kept its weighted average life longer than its peers through the addition of longer-maturity agency and government paper in anticipation of the SEC’s regulatory changes, which we believed would dampen yields on government paper. We shortened the Portfolio’s WAM mid-year in anticipation of a June fed funds rate hike, reversing this stance as market expectations evaporated.

Beginning in the second quarter, we reduced the Portfolio’s position in credit-related issuers, limiting exposure to those maturing before the Portfolio’s conversion in September to a government money market strategy. As these issues matured, we invested the proceeds in government and agency securities. Following the Portfolio’s conversion, we began to focus its positioning on potential action by the Fed, which was widely expected to raise the fed funds rate in December. Therefore, the Portfolio maintained a shorter WAM in anticipation of the hike.

*	Source: iMoneyNet, Inc. based on 113 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the AST Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of December 27, 2016.

The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

Lipper US Government Money Market Funds Average invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in the AST Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolio		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Government Money Market Portfolio	Actual	$1,000.00	$1,000.00	0.43%	$2.16
	Hypothetical	$1,000.00	$1,022.97	0.43%	$2.19

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

REPURCHASE AGREEMENT(m) — 3.6%				Principal Amount (000)#	Value (Note 2)
TD Securities (USA) LLC, 0.520%, dated 12/30/16, due 01/03/17 in the amount of $35,418,046				35,416	$35,416,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 82.6%	Interest Rate		Maturity Date
Federal Farm Credit Bank	0.430%		01/13/17	9,000	9,000,304
Federal Farm Credit Bank(n)	0.481%		02/01/17	2,000	1,999,173
Federal Farm Credit Bank	0.719%	(c)	04/20/18	10,000	9,999,312
Federal Farm Credit Bank	0.724%	(c)	08/10/17	3,000	2,998,551
Federal Farm Credit Bank	0.725%	(c)	07/14/17	6,840	6,845,182
Federal Farm Credit Bank	0.726%	(c)	10/25/17	16,000	16,000,000
Federal Farm Credit Bank	0.780%	(c)	01/30/17	10,000	10,001,916
Federal Farm Credit Bank	0.826%	(c)	09/28/17	18,000	17,998,637
Federal Farm Credit Bank	4.875%		01/17/17	10,000	10,019,179
Federal Home Loan Bank(n)	0.310%		01/06/17	12,000	11,999,483
Federal Home Loan Bank(n)	0.330%		01/06/17	14,755	14,754,324
Federal Home Loan Bank(n)	0.340%		01/09/17	16,000	15,998,791
Federal Home Loan Bank(n)	0.340%		01/13/17	54,880	54,873,780
Federal Home Loan Bank(n)	0.350%		01/10/17	13,000	12,998,862
Federal Home Loan Bank(n)	0.350%		01/13/17	22,000	21,997,433
Federal Home Loan Bank(n)	0.350%		01/18/17	13,000	12,997,851
Federal Home Loan Bank(n)	0.350%		01/20/17	17,000	16,996,860
Federal Home Loan Bank(n)	0.364%		01/27/17	8,000	7,997,897
Federal Home Loan Bank(n)	0.366%		01/27/17	8,000	7,997,885
Federal Home Loan Bank(n)	0.380%		01/04/17	11,000	10,999,652
Federal Home Loan Bank(n)	0.384%		02/01/17	27,000	26,991,073
Federal Home Loan Bank(n)	0.400%		01/13/17	36,000	35,995,200
Federal Home Loan Bank	0.417%	(c)	04/24/17	13,500	13,500,000
Federal Home Loan Bank(n)	0.420%		01/06/17	15,000	14,999,125
Federal Home Loan Bank(n)	0.420%		02/01/17	16,000	15,994,213
Federal Home Loan Bank(n)	0.420%		02/03/17	21,000	20,991,915
Federal Home Loan Bank(n)	0.420%		02/08/17	13,000	12,994,237
Federal Home Loan Bank(n)	0.425%		01/06/17	8,000	7,999,528
Federal Home Loan Bank(n)	0.436%		01/06/17	5,000	4,999,698
Federal Home Loan Bank(n)	0.440%		01/11/17	6,000	5,999,267
Federal Home Loan Bank(n)	0.440%		02/08/17	16,000	15,992,569
Federal Home Loan Bank(n)	0.441%		01/06/17	8,000	7,999,511
Federal Home Loan Bank(n)	0.449%		01/18/17	9,000	8,998,092
Federal Home Loan Bank(n)	0.455%		01/25/17	12,407	12,403,237
Federal Home Loan Bank(n)	0.455%		01/27/17	22,100	22,092,738
Federal Home Loan Bank(n)	0.459%		02/08/17	16,000	15,992,265
Federal Home Loan Bank(n)	0.471%		01/18/17	10,000	9,997,781
Federal Home Loan Bank(n)	0.480%		01/25/17	11,800	11,796,224
Federal Home Loan Bank(n)	0.481%		01/25/17	10,000	9,996,800
Federal Home Loan Bank(n)	0.481%		01/27/17	5,000	4,998,267
Federal Home Loan Bank(n)	0.486%		01/25/17	7,000	6,997,737
Federal Home Loan Bank(n)	0.490%		01/13/17	10,000	9,998,367
Federal Home Loan Bank(n)	0.495%		01/13/17	15,000	14,997,525
Federal Home Loan Bank(n)	0.499%		04/28/17	2,000	1,996,763
Federal Home Loan Bank(n)	0.500%		01/24/17	6,000	5,998,083
Federal Home Loan Bank	0.664%	(c)	12/08/17	6,000	5,999,718
Federal Home Loan Bank	0.678%	(c)	01/13/17	2,000	2,000,065
Federal Home Loan Bank	0.736%	(c)	03/17/17	7,000	6,998,849
Federal Home Loan Bank	0.741%	(c)	08/28/17	4,000	4,000,000
Federal Home Loan Bank	0.743%	(c)	02/08/18	9,000	9,000,000
Federal Home Loan Bank	0.752%	(c)	02/15/18	5,000	5,000,000
Federal Home Loan Bank	0.766%	(c)	05/16/17	5,000	4,999,473

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Bank	0.777%	(c)	03/29/18	7,000	$7,000,000
Federal Home Loan Bank	0.812%	(c)	10/25/17	5,000	5,000,000
Federal Home Loan Bank	0.823%	(c)	01/19/17	8,000	8,000,000
Federal Home Loan Bank	0.826%	(c)	02/17/17	9,000	9,002,172
Federal Home Loan Bank	0.856%	(c)	08/01/17	8,000	8,000,000
Federal Home Loan Bank	0.881%	(c)	08/21/17	2,000	1,999,872
Federal Home Loan Bank	0.883%	(c)	12/07/17	5,500	5,500,000
Federal Home Loan Bank	0.938%	(c)	09/11/17	3,000	2,999,896
Federal Home Loan Bank	0.956%	(c)	12/22/17	5,500	5,500,000
Federal Home Loan Mortgage Corp.(n)	0.320%		01/04/17	14,000	13,999,627
Federal Home Loan Mortgage Corp.(n)	0.401%		02/01/17	9,000	8,996,900
Federal Home Loan Mortgage Corp.(n)	0.415%		02/07/17	12,000	11,994,882
Federal Home Loan Mortgage Corp.(n)	0.440%		01/19/17	14,000	13,996,920
Federal Home Loan Mortgage Corp.(n)	0.470%		01/20/17	10,000	9,997,519
Federal Home Loan Mortgage Corp.	0.489%	(c)	05/08/17	13,000	13,000,000
Federal Home Loan Mortgage Corp.	0.500%		01/27/17	6,148	6,148,091
Federal Home Loan Mortgage Corp.(n)	0.520%		02/17/17	4,030	4,027,264
Federal Home Loan Mortgage Corp.(n)	0.521%		02/07/17	9,000	8,995,190
Federal Home Loan Mortgage Corp.	0.744%	(c)	04/20/17	12,000	11,999,452
Federal Home Loan Mortgage Corp.	0.796%	(c)	04/27/17	5,000	4,999,676
Federal Home Loan Mortgage Corp.	0.842%	(c)	01/08/18	8,000	8,000,000
Federal Home Loan Mortgage Corp.	0.875%		02/22/17	8,500	8,503,220
Federal National Mortgage Assoc.	0.771%	(c)	01/26/17	1,000	999,983
Federal National Mortgage Assoc.	0.846%	(c)	01/11/18	10,000	10,000,000
Federal National Mortgage Assoc.	1.250%		01/30/17	2,000	2,001,252

					823,855,308

U.S. TREASURY OBLIGATIONS — 13.9%
U.S. Treasury Bills(n)	0.320%		01/19/17	16,000	15,997,440
U.S. Treasury Bills(n)	0.345%		01/26/17	12,000	11,997,125
U.S. Treasury Bills(n)	0.352%		01/12/17	8,000	7,999,140
U.S. Treasury Bills(n)	0.355%		02/02/17	13,000	12,995,898
U.S. Treasury Bills(n)	0.400%		01/12/17	5,000	4,999,389
U.S. Treasury Bills(n)	0.402%		01/12/17	9,000	8,998,897
U.S. Treasury Bills(n)	0.441%		02/16/17	12,000	11,993,253
U.S. Treasury Bills(n)	0.452%		02/16/17	6,000	5,996,542
U.S. Treasury Bills(n)	0.483%		01/12/17	15,000	14,997,786
U.S. Treasury Bills(n)	0.490%		01/19/17	15,000	14,996,325
U.S. Treasury Notes	0.500%		01/31/17	8,000	8,000,266
U.S. Treasury Notes	0.625%		01/03/17	16,000	16,000,000
U.S. Treasury Notes	0.875%		02/28/17	4,000	4,003,087

					138,975,148

TOTAL INVESTMENTS — 100.1% (amortized cost $998,246,456)					998,246,456
Liabilities in excess of other assets — (0.1)%					(827,306)

NET ASSETS — 100.0%					$997,419,150

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(m)	The aggregate value of the repurchase agreement is $35,416,000. Repurchase agreement is collateralized by a U.S. Treasury Security (coupon rate 0.125%, maturity date 04/15/17), with the aggregate value, including accrued interest, of $36,124,402. Repurchase Agreements are subject to contractual netting arrangements. For further detail on individual repurchase agreements and the corresponding counterparty, see the Schedule of Investments.

(n)	Rate quoted represents yield-to-maturity as of purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$35,416,000	$—
U.S. Government Agency Obligations	—	823,855,308	—
U.S. Treasury Obligations	—	138,975,148	—

Total	$—	$998,246,456	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Government Agency Obligations	82.6%
U.S. Treasury Obligations	13.9
Repurchase Agreement	3.6

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Repurchase Agreements	$35,416,000	$35,416,000	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at amortized cost which approximates fair value:
Unaffiliated investments	$998,246,456
Cash	381
Receivable for fund share sold	811,136
Interest receivable	505,922
Prepaid expenses	23,917

Total Assets	999,587,812

LIABILITIES:
Payable for fund share repurchased	2,034,207
Advisory fees payable	55,405
Accrued expenses and other liabilities	44,893
Distribution fee payable	33,811
Affiliated transfer agent fee payable	346

Total Liabilities	2,168,662

NET ASSETS	$997,419,150

Net assets were comprised of:
Paid-in capital	$996,734,829
Retained earnings	684,321

Net assets, December 31, 2016	$997,419,150

Net asset value and redemption price per share, $997,419,150 / 996,757,281 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$4,859,725

EXPENSES
Advisory fees	3,433,910
Distribution fee	2,709,842
Custodian and accounting fees	160,000
Audit fee	32,000
Trustees’ fees	19,000
Legal fees and expenses	18,000
Shareholders’ reports	14,000
Insurance expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Miscellaneous	6,343

Total expenses	6,414,095
Less: advisory fee waivers and/or expense reimbursement	(1,554,370)

Net expenses	4,859,725

NET INVESTMENT INCOME (LOSS)	—

NET REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	45,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,779

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net realized gain (loss) on investment transactions	$45,779	$13,404

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,779	13,404

FUND SHARE TRANSACTIONS:
Fund share sold [541,074,035 and 693,471,577 shares, respectively]	541,074,035	693,471,577
Fund share repurchased [618,941,952 and 724,628,264 shares, respectively]	(618,941,952)	(724,628,264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(77,867,917)	(31,156,687)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,822,138)	(31,143,283)
NET ASSETS:
Beginning of year	1,075,241,288	1,106,384,571

End of year	$997,419,150	$1,075,241,288

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2016 consisted of 94 separate Portfolios (“Portfolios”). The information presented in these financial statements pertains to the AST Government Money Market Portfolio (formerly AST Money Market Portfolio) (the “Portfolio” or “Government Money Market”). The investment objective of the Portfolio is high current income and to maintain high levels of liquidity.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

Pursuant to the investment policy changes approved by the Board on November 17, 2015 which become effective on September 12, 2016, the Portfolio changed its name to AST Government Money Market Portfolio and is now managed as a government money market fund, which means that it will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities. As a government money market fund, the Portfolio seeks to maintain a stable $1.00 net asset value (“NAV”) and will not implement redemption gates and liquidity fees.

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

The Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

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reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, the Portfolio may invest up to 5% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Loan Participations:    The Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Master Netting Arrangements:    The Portfolio is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Delayed-Delivery Transactions:    The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may

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involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (Participating Insurance Companies). The Portfolio is not generally subject to entity-level taxation. Shareholders of the Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from the Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust has entered into investment management agreement with the Investment Manager on behalf of the Portfolio which provides that the Investment Manager will furnish the Portfolio with investment advice and investment management and administrative services. At December 31, 2016, the Investment Manager has engaged PGIM, Inc. to serve as the Subadviser for Money Market Portfolio through its PGIM Fixed Income unit.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rate specified below, using the value of the Portfolio’s average daily net assets. The Investment Manager pays the Subadviser a fee as compensation for advisory services provided to the Portfolio. All amounts paid or payable by the Portfolio to the Investment Manager, under the agreement, are reflected in the Statement of Operations.

	Management Fee effective July 1, 2015	Effective Management Fee
Government Money Market	0.3325% first $300 million;	0.17%*
0.3225% on next $200 million;
0.3125% on next $250 million;
0.3025% on next $2.5 billion;
0.2925% on next $2.75 billion;
0.2625% on next $4 billion;
0.2425% in excess of $10 billion

*	The Investment Manager has voluntarily agreed to limit the advisory fees of the Government Money Market Portfolio such that the 1-day yield of the Portfolio (without gain(loss)) does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Investment Manager at any time without notice. During the year ended December 31, 2016, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $1,554,370, 0.14% of the Government Money Market Portfolio’s average daily net assets.

AST Investment Services, Inc., PI and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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4.	Other Transactions with Affiliates

The Trust has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.10% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolio. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

5.	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions, if any, made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current reporting period. The Portfolio’s federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

7.	Ownership

As of December 31, 2016, substantially all shares of the Portfolio were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Life Insurance Company (“PLAZ”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

8.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure

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of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

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Financial Highlights

	AST Government Money Market Portfolio
	Year Ended December 31,
	2016(c)	2015(c)	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (loss)	— (b)	— (b)	— (b)	— (b)	— (b)

Less Distributions:	—	—	—	—	— (b)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.00%	0.00%	0.00%	0.00%	0.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$997.4	$1,075.2	$1,106.4	$1,228.3	$2,268.7
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.45%	0.19%	0.16%	0.17%	0.21%
Expenses Before Waivers and/or Expense Reimbursement	0.59%	0.59%	0.60%	0.60%	0.61%
Net investment income (loss)	0.00%	0.00%	0.00%	0.00%	0.01%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of the AST Government Money Market Portfolio (formerly AST Money Market Portfolio) (the “Portfolio”), one of the portfolios constituting Advanced Series Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

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INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

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Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

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751 Broad Street

Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-F

Advanced Series Trust

ANNUAL REPORT	December 31, 2016

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Trust’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AB Global Bond Portfolio

AST BlackRock Multi-Asset Income Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Emerging Managers Diversified Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Goldman Sachs Strategic Income Portfolio

AST Jennison Global Infrastructure Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed Income Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Neuberger Berman Long/Short Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST Wellington Management Global Bond Portfolio

AST Wellington Management Real Total Return Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2016

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST AB Global Bond Portfolio	A1
	AST BlackRock Multi-Asset Income Portfolio	A22
	AST Columbia Adaptive Risk Allocation Portfolio	A26
	AST Emerging Managers Diversified Portfolio	A33
	AST FQ Absolute Return Currency Portfolio	A41
	AST Franklin Templeton K2 Global Absolute Return Portfolio	A47
	AST Goldman Sachs Global Growth Allocation Portfolio	A54
	AST Goldman Sachs Global Income Portfolio	A61
	AST Goldman Sachs Strategic Income Portfolio	A83
	AST Jennison Global Infrastructure Portfolio	A107
	AST Managed Alternatives Portfolio	A110
	AST Managed Equity Portfolio	A112
	AST Managed Fixed Income Portfolio	A115
	AST Morgan Stanley Multi-Asset Portfolio	A117
	AST Neuberger Berman Long/Short Portfolio	A128
	AST Prudential Flexible Multi-Strategy Portfolio	A138
	AST QMA International Core Equity Portfolio	A142
	AST T. Rowe Price Diversified Real Growth Portfolio	A150
	AST Wellington Management Global Bond Portfolio	A174
	AST Wellington Management Real Total Return Portfolio	A199
	Glossary	A216

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2016

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust	January 31, 2017

Market Overview — unaudited	Annual Report	December 31, 2016

Equity Market Overview

US Equities lifted by post-election optimism

In a year of surprises, US equities left no surprise regarding investor sentiment. After a powerful fourth quarter of 2016, the S&P 500, including dividends, returned 3.82% for the quarter and 11.94% for the year.

The year began on a down note. US stocks entered into a correction in January, jolted by a steep decline in manufacturing in China, followed by a massive selloff in China’s equity markets, which spilled over to all global markets. Market woes continued roughly through the first half of February, as stocks performed poorly, but then turned upward. In March, a strong rally powered stocks in the S&P 500 to rise by one of the largest gains in any single month in recent history. Continued low interest rates and a stabilization in oil prices helped stocks to rebound.

One of the biggest surprises took place in late June. The UK’s vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Volatility was generally kept in check during the third quarter. Also, riskier equities, such as companies in the technology and financial sectors, outperformed.

In the fourth quarter, the presidential election delivered the year’s biggest surprise as Donald Trump was elected the 45th president of the US. Stocks, especially financials, surged on the news, as Trump’s US-focus on a growth-friendly agenda was also seen as a boon for the US financial sector. In December, to no one’s surprise, the Fed raised interest rates by 0.25%.

Sector performance reflects strength in the economy

Sector performance was positive except for health care. Cyclical stocks, which are more sensitive to developments in the economy, outpaced most of their defensive counterparts. Energy led all sectors with a 27.36% gain, as oil prices climbed. The defensive, but dividend-paying, telecommunications sector rose by 23.49%, as the search for yield continues. Financials, were boosted by the election results, shot up 22.80%, with banks and diversified financial companies achieving impressive returns. Industrials churned out an 18.86% gain, led by construction and engineering companies. Materials turned in a strong performance, rising by 16.69%, as metals & mining and construction materials industries surged.

Utilities gained 16.29%, as independent power and renewable energy producers charge forward. Information technology clicked up by 13.85% on strength in the semi-conductor & semi-conductor equipment industry. The media industry and Internet catalogue & retail industries boosted consumer discretionary, which rose by 6.03%. Consumer staples rang up a 5.38% return on gains in the tobacco and food industries. Real estate posted a gain of 3.39%, on concerns over rising interest rates. Health care stumbled to a -2.69% return on weakness in the health care technology and biotechnology industries.

Small-caps show leadership in Russell Indexes

The Russell US Indexes, which measure equity performance with respect to stock-specific styles (value and growth) and capitalization levels (small-, mid-, and large-cap), were all in positive territory. Small-cap stocks, as measured by the Russell 2000® Index, gained 21.31% against their larger counterparts, which also reflected stronger business activity. The Russell Midcap® Index returned 13.80%. In large-cap stocks, the Russell 1000® Value Index gained 17.34% against the 7.08% return of the Russell 1000® Growth Index.

International and emerging markets mixed

The MSCI-EAFE Index, which measures the performance of developed markets excluding the United States and Canada, eked out a positive return of 1.0% net of dividends, for the year.

A lackluster fourth quarter hindered market performance for the year, especially in Europe which was fraught with political uncertainty. Most heavily weighted countries in Europe turned in a moderate performance. Germany returned 2.28%, France rose by 4.88%, and the UK fell by -0.10%. Austria gained 11.26% to lead the region, while Belgium lagged the region, falling to a -15.77% return.

Countries in the Pacific region generally gained. Hong Kong rose by 2.26%. Singapore gained 1.42%. Japan was positive with a 2.37% gain. Australia rose by 11.44% and New Zealand gained 18.37% on low interest rates and strong dividend-paying companies.

The MSCI Emerging Markets Index generally recorded solid gains, rising by 11.19%. The Brazil, Russia, India, and China (BRIC) group rose by 12.12%. Brazil rose by a whopping 66.24%, as a result of its new, pro-growth leadership. Re-energized Russian markets posted a huge 54.82% gain on rising oil prices. India dipped into negative territory with a -1.43% return, and China was slightly positive, returning 0.93%.

Market Overview — unaudited	Annual Report	December 31, 2016

Fixed Income Market Overview

Bond Market Review

According to the Bloomberg Barclays bond indexes, the US Aggregate Bond Index returned 2.68%, US Treasury securities returned 1.04%, and US investment-grade corporate bonds returned 6.11% and US corporate high yield bonds returned 17.13% for the fourth quarter of 2016.

Between the Brexit vote and the Trump sweep, 2016 was certainly a year of surprises and bumps, but it was a generally productive year for the bond market, even after subtracting out the fourth-quarter setback.

Bonds took a hit during the fourth quarter as US interest rates rose and the Federal Reserve hiked its benchmark rate by 0.25% in December. This comes in the wake of the US economy presumably approaching full employment and fiscal policy seemingly about to turn stimulative. While the US economy may be reasonably solid, it nonetheless has to fit within a larger global puzzle — which is perhaps best characterized as having plenty of excess capacity, but not enough growth.

The US elections resulted in an upset Republican sweep. The market’s immediate reaction was a flight to quality, presumably driven by fears of trade wars. After the initial lapse in confidence, however, the markets have seemingly come to the firm conclusion that the prevailing outcome of the new political landscape could be a stronger US economy as evidenced by the rise in Treasury yields and the US dollar.

US and European Corporate Bonds

US corporate bond spreads (the extra yield investors receive to compensate for the risk between investment-grade corporate bonds and US Treasuries with similar maturities) tightened in the fourth quarter of 2016 but not by enough to overcome the run-up in interest rates following the November presidential election. For the year, US corporate bonds delivered a respectable return. Long-term corporate bonds were the clear winner.

European corporate bonds were also volatile in the fourth quarter with yields first rising over concerns that the European Central Bank (ECB) may begin tapering its quantitative easing program. Yields then tightened again in early/mid December. Also, concerns over rising populism and the duration of the ECB’s quantitative easing program dominated sentiment in the European corporate bond markets.

Global Leveraged Finance

In global leveraged bond markets, high yield spreads (the extra yield investors receive to compensate for the risk between non-investment grade and investment-grade bonds) drifted wider in the run-up to the US elections, and while the surprise victory by president-elect Trump prompted a substantial selloff — which led to further spread widening — the tone of the market improved on the prospects for faster economic growth, less regulation, tax reform, and increased fiscal spending. High yield spreads tightened sharply and the high yield bonds had the strongest annual return since 2009.

Emerging Markets Debt

It was a year of recovery for the emerging markets debt sector. The Emerging Market Foreign Exchange just posted its third consecutive year of negative returns, Emerging Market local yields rose to levels last seen during 2013’s taper tantrum. Brazil faced a political and confidence crisis not seen in recent decades, and concerns mounted about China’s growth outlook.

Mortgages

Agency mortgage-backed securities underperformed US Treasuries in the fourth quarter as rates rose sharply following the November presidential election. Mortgages posted a moderate return in 2016. Mortgage-backed securities (MBS) benefitted from strong demand from the Federal Reserve, as well as US. and overseas investors.

AST AB Global Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.16%	4.05%
Bloomberg Barclays Global Aggregate USD Index	2.78	2.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST AB Global Bond Portfolio returned 5.16%.

The net assets of the Portfolio at December 31, 2016 were $1,299.0 million.

The investment objective of the Portfolio is to seek to generate current income consistent with preservation of capital. The Portfolio is subadvised by AllianceBernstein L.P.

What were market conditions during the reporting period?

During the reporting period, the global fixed income markets generated positive returns. Developed-markets government bonds generally outperformed emerging markets local currency-denominated government bonds and investment-grade corporate bonds, but trailed the double-digit rally in the global high yield corporate bond market. Yields in G10 countries moved in different directions. (G10 countries are made up of 11 industrial countries — Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK, and the US.) The 10-year US Treasury yield, after falling during the first half of the period, rose 40 basis points following Donald Trump’s election as US president in November. It ended the period at 2.45%, 18 basis points higher than where it started. (A basis point is 1/100th of a percentage point.) Meanwhile, the yield on a 10-year German government bond began the period at 0.63% and finished it at 0.20%, though it dipped into negative territory post-Brexit before moving upward in the fourth quarter.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated a positive absolute return during the period. Sector allocations contributed most to performance, primarily because of beneficial exposures to US high-yield corporate bonds and US agency risk-sharing transactions. The Portfolio’s country/yield curve positioning further helped returns, as gains from its country exposure to Brazil and its positioning along the UK yield curve more than offset losses from its US yield curve positioning.

Active currency investments also added to performance, helped most by profits from the Portfolio’s long positions in the Russian ruble and Brazilian real. Security decisions were positive as well, on the back of strong returns from our selections within US investment-grade corporate bonds.

Did the Portfolio’s use of derivatives affect performance?

During the period, the Portfolio used derivatives — including currency options, forwards, interest rate swaps, and credit default swaps. The use of these instruments did not have a material impact on performance.

The Bloomberg Barclays Global Aggregate USD Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock Multi-Asset Income Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.88%	0.96%
Blended Index	5.54	3.35
S&P 500 Index	11.94	8.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST BlackRock Multi-Asset Income Portfolio returned 6.88%.

The net assets of the Portfolio at December 31, 2016 were $35.6 million.

The Portfolio’s investment objective is to seek to maximize current income with consideration for capital appreciation. The Portfolio is subadvised by BlackRock Financial Management, Inc.

What were market conditions during the reporting period?

Markets were dominated by central bank policy and political events. In late June, the UK voted unexpectedly to leave the EU. Interest rate markets, which were positioned for a “remain” outcome to the referendum, reacted negatively. Later in the year, the US presidential election and speculation over the Federal Reserve actions drove price action in fixed income. In December the Fed raised the benchmark interest rate and although the move was expected, it caused interest rates to spike. Abroad, major central banks remained in easing mode.

Equity markets weakened substantially early on as concerns over financial stability in China mounted. However, renewed strength in developed-market economic data in the second quarter relieved concerns and encouraged a meaningful recovery. After the surprise US election of Donald Trump, the prospect of lighter regulation and fiscal stimulus buoyed equity markets.

What strategies or holdings affected the Portfolio’s performance?

High yield and global dividend stocks were the largest contributors to Portfolio performance. Investment-grade credit and global real estate investment trusts (REITs) also produced positive returns. Exposure to non-traditional areas of the credit market including commercial mortgage-backed securities and preferred stock also benefited returns and provided attractive diversification.

Conversely, a small exposure to master limited partnerships (MLPs) detracted from returns as the energy sector severely sold off. However, this position was offset by an allocation to large US energy producers/distributors that delivered meaningful upside after oil prices rallied.

The Portfolio made several tactical asset allocation changes, including reducing global equity exposure to reduce risk and allocating cash to fixed income. The Portfolio rotated away from higher yielding, more defensive equity positions in favor of more attractively valued dividend growth sectors likely to benefit from potential regulatory and fiscal policy changes in the next administration, including materials, consumer discretionary, health care, technology, and industrials.

The Portfolio added to short-term investment-grade and high yield bonds to reduce risk while maintaining attractive yields. The Portfolio also introduced exposure to global REITs due to relatively strong earnings expectations while modestly reducing exposure to preferred stock given richer valuations.

The Portfolio sold its iShares Select Dividend ETF, iShares 20+ Year Treasury Bond ETF, and iShares US Financials ETF positions.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio used derivatives to manage duration exposure, hedge euro and British pound currency exposure, and reduce equity beta. Overall, equity hedges modestly detracted from performance as stocks rallied for the bulk of the year, although these positions reduced overall Portfolio volatility. Currency hedges aided returns amidst US dollar strengthening.

Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI World Index (GD) (50%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

2

AST Columbia Adaptive Risk Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	9.65%	3.85%
Blended Index	6.05	2.11
S&P 500 Index	11.94	7.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Columbia Adaptive Risk Allocation Portfolio returned 9.65%.

The net assets of the Portfolio at December 31, 2016 were $13.5 million.

The investment objective of the Portfolio is to pursue consistent total returns by seeking to allocate risks across multiple asset classes. The Portfolio is subadvised by Columbia Management Investment Advisers, LLC.

What were market conditions during the reporting period?

The reporting period was highlighted by macroeconomic events that affected global markets. Earlier in the first quarter, concerns about China, oil, and extremely low interest rates throughout the world caused a significant period of “risk-off” selling. The losses across global equity markets during this time met a crescendo in early February. Following the swift sell-off in risk assets, a recovery ensued that was nearly as swift and strong in size, scope, and speed as the drop that preceded it. By late March, US equity markets had recovered.

In June, market volatility rose ahead of the referendum vote in the United Kingdom to leave the European Union, known as “Brexit,” as some market participants were caught off guard. Following the vote, many stock markets rallied to the surprise of many market strategists, and prices of many risk assets rose throughout the remainder of the summer.

In November, US elections took investors for a bit of an unexpected ride as market volatility spiked. Yields on US Treasury bonds, which move opposite to their prices, soared higher in a short period. The yield on the bellwether 10-year US Treasury dropped to a record low in July, but rose later in the year.

What strategies or holdings affected the Portfolio’s performance?

The portfolio’s risk-balanced diversification strategy was a key component. Against significant declines in major indexes, the Portfolio mitigated market drawdowns effectively.

The strategy’s market-state changes quantitative program added value in 2016 and provided key market diagnostics along the way. The best example of this was in November, the US government election month, when the Portfolio’s proprietary framework produced a “highly bullish” reading. The outlook produced by the Portfolio’s methodology concluded that interest rate exposure was undesirable, but participation in risk assets remained attractive. At a high level, this outlook was not only correct but very contrarian. In practice, though, investors might have understandably expected an even bigger benefit: This contributed significantly to return.

Two factors that had a negative impact on performance in 2016 were the Portfolio’s tactical (short-term) positioning within global equities, and tactical positioning within the context of global interest rates.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio primarily used futures and forwards contracts to gain equity exposure, which contributed positively to performance.

Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%), an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes, and the Bloomberg Barclays Global Aggregate TR Index (40%), is an unmanaged measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST Emerging Managers Diversified Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.49%	0.48%
Blended Index	6.57	3.38
S&P 500 Index	11.94	7.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Emerging Managers Diversified Portfolio returned 3.49%.

The net assets of the Portfolio at December 31, 2016 were $6.6 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by Dana Investment Advisors, Inc. and Longfellow Investment Management Co. LLC.

What were market conditions during the reporting period?

The Portfolio’s custom benchmark (the Index) returned 6.57%. It was a difficult environment for active managers. With speculation swirling around the timing and magnitude of Federal Reserve rate hikes, investors moved between buying and selling stocks with high dividends. In addition, the volatility surrounding both the UK vote on Brexit and the US elections caused many active managers to underperform, as markets tended to move against the consensus expectations for these events.

What strategies or holdings affected the Portfolio’s performance?

The primary detractor from performance relative to the Index was the return of the US stock component managed by Dana Investment Advisors, which underperformed the Russell 3000 Index significantly. Stock selection underperformed in many sectors, but primarily in the consumer discretionary and industrial sectors. This poor relative performance was partially offset by the strong performance of the Portfolio’s fixed income component, managed by Longfellow Investment Management. Longfellow’s segment outperformed its Blended Index both by good sector selection and good security selection in the credit sectors. The Portfolio’s structural allocation to liquid alternatives reduced its overall volatility, although the returns of the alternative strategies trailed the Index, particularly strategies that followed macroeconomic trends.

Blended Index consists of Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

4

AST FQ Absolute Return Currency Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	15.13%	2.13%
Citigroup 1-Month US Treasury Bill Index	0.21	0.09
S&P 500 Index	11.94	8.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST FQ Absolute Return Currency Portfolio returned 15.13%.

The net assets of the Portfolio at December 31, 2016 were $9.6 million.

The Portfolio’s investment objective is to seek absolute returns not highly correlated with any traditional asset class. The Portfolio is subadvised by First Quadrant, L.P.

What were market conditions during the reporting period?

Uncertainty about the global economic outlook in general and China in particular had a large negative impact on sentiment and equity markets (both domestic and abroad), leading the Fed to slow its expected pace of rate hikes. In response to the Fed’s revision, equity markets rallied from the middle of February until June, when uncertainty concerning the British referendum on EU membership caused markets to pause.

The “Brexit” outcome sent equity markets across the globe tumbling; however, the initial shock was ultimately replaced by more measured expectations for the shorter-term impact, adding to the positive performance of risk assets in 2016. The story was necessarily more nuanced in currency trading, given that currencies cannot all rise simultaneously. The trade-weighted US dollar ended the year almost flat after beginning May down around 7%. Other currencies experienced sharp depreciations, with the British pound down more than 16% against the US dollar, followed by the Swedish krona and the euro. However, this was not simply a strong dollar recovery, as the commodity-sensitive currencies in the G10, the Canadian dollar and the Norwegian krone, ended the year up against the dollar.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s strong returns in 2016 came from diverse ideas rather than one model. The strategy outperformed in many different market environments, navigating changing risks. It benefited from fairly defensive positioning during periods of equity market weakness, notably in the beginning of the year and during the summer’s Brexit event, but also posted gains when equity markets recovered in April and traded sideways after the Brexit storm had abated. It reached new highs toward the end of the year, benefiting from November’s spike in risk appetite and from the divergence between bond and equity markets following the US presidential election and the Federal Reserve’s interest rate hike.

The Portfolio benefited from a long position in Japanese yen and shorts in the Swedish krona. The only notable detractor was its position in the Australian dollar, which fluctuated between bearish and bullish views. Most of the negative contribution arose from short positions early in the year and mid-summer. Each strategic factor added significant value, with the investment flows set of models leading, followed closely by the macroeconomic factors.

Did the Portfolio’s use of derivatives affect performance?

The only instruments traded in the Portfolio are currency forwards, which are considered derivative instruments. The entire performance of the Portfolio is based on the returns of these currency forward instruments.

Citigroup 1-Month US Treasury Bill Index - is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

5

AST Franklin Templeton K2 Global Absolute Return Portfolio	December 31, 2016

Report of the Investment Manager - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.35%	-1.55%
S&P 500 Index	11.94	8.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Franklin Templeton K2 Global Absolute Return Portfolio returned 2.35%.

The net assets of the Portfolio at December 31, 2016 were $20.9 million.

The Portfolio’s investment objective is to seek capital appreciation with reduced market correlation. The Portfolio is subadvised by K2/D&S Management Co., L.L.C., Templeton Global Advisers Limited, and Franklin Advisers, Inc.

What were market conditions during the reporting period?

The year was characterized by uncertainty surrounding a number of events: the Brexit vote, the US presidential election, the Federal Reserve’s timing on raising its benchmark interest rate, the level of accommodative monetary policy in Japan and Europe, and elections in Europe. Despite a year that included geopolitical events that could have negatively impacted markets, US equity markets generally advanced as investor risk appetite remained largely undeterred. Increased risk appetite in credit markets also persisted for much of the year. Fears surrounding potential defaults diminished, and the high yield bond sector outperformed equities. Upward momentum was evident in the latter half of the period, following a pact among major oil-producing nations to meaningfully address oversupply, and the energy sector was a strong performer, positively impacting the high yield category.

What strategies or positions affected the Portfolio’s performance?

Portfolio positioning in both equity and fixed income strengthened overall performance relative to the cash-based performance objective. However, in light of uncertainty, a conditional risk overlay (CRO) and volatility hedge strategy were implemented, which weighed on relative returns. As a result, the Portfolio trailed its benchmark index.

Within the equity allocation, the Portfolio’s overweighted allocation to asset class and sector positioning benefited relative returns, particularly in the energy sector where the Portfolio had deep exposure to the oil and gas industry. Security selection in the sector also boosted relative results.

Conversely, the equity component of the Portfolio was challenged by security selection and an overweighting in the health care sector as investors grew concerned over increased drug-pricing scrutiny. An Israeli pharmaceutical company notably detracted.

The Portfolio’s fixed income component was implemented through the Franklin Strategic Income Fund sleeve, which benefited overall performance. The sleeve was substantially overweighted in high yield debt, including in the energy sector. Other segments of the fixed income component detracted, including non-US-dollar currency exposure and select emerging market sovereign issuers.

Did the Portfolio’s use of derivatives affect performance?

The alternatives allocation including the aforementioned CRO and volatility hedge strategies detracted from performance. The hedge strategies were implemented given high valuations in certain asset classes combined with the ongoing political risks. The strategies did achieve their objective of reducing portfolio risk and dampening standard deviation through the use of futures and total return swaps.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

6

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.69%	2.81%
Blended Index	7.91	5.07
S&P 500 Index	11.94	8.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Goldman Sachs Global Growth Allocation Portfolio returned 5.69%.

The net assets of the Portfolio at December 31, 2016 were $24.4 million.

The Portfolio’s investment objective is to seek total return made up of capital appreciation and income. The Portfolio is subadvised by Goldman Sachs Asset Management, LP.

What were market conditions during the reporting period?

Financial markets were dominated by global central bank action, commodity price movements, and geopolitical events. Global equity markets began the year with sharp losses, driven by a slowdown in Chinese growth rates and the outlook for further Federal Reserve rate hikes. The June British referendum surprised markets with a “leave” vote, and the British pound plunged to a 30-year low against the US dollar. But central banks continued their broadly supportive, but divergent, monetary policies which helped to support global equity markets.

In the US, the presidential election was a reflationary catalyst, sending Treasury yields, inflation, and the US dollar higher, and leading to a strong rally in developed market equities. The Fed raised rates on improving economic data, and fixed income subsequently retraced earlier gains.

Emerging markets led developed markets, but sharply reversed after the US election and Fed rate hike on concerns of a protectionist regime and reduced liquidity.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio lagged its Blended Index. Positive performance was primarily equity-driven, with global developed and emerging market equities posting positive performance. An out-of-benchmark allocation to US small-cap equities also contributed.

Within fixed income, a strategic underweight to investment-grade and overweight to spread assets with credit exposure contributed to performance. Out-of-benchmark allocations to real assets, specifically global infrastructure and real estate, benefited from the low interest rate environment.

Tactical adjustments at the region and country level, including long positions to European and Japanese equities, detracted from returns. The Portfolio’s cycle-aware positioning, which seeks to modify the strategic asset allocation, detracted in the first part of the year, but rallied in the second half. The Portfolio was short long-dated German and US bonds, which began to sell off as central bank policies were modulated (in Europe) or began to tighten (in the US).

A long US dollar position contributed to returns as the currency strengthened. The Portfolio’s liquid alternative strategies posted negative performance as various sleeves, with the exception of a beta-oriented replication sleeve, underperformed.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives to augment physical positions, hedge exposures, and manage cash flows. The derivatives are primarily equity futures, which replicate global developed equity and US large-cap and small-cap equity. These derivatives did not meaningfully contribute or detract. The Portfolio also uses derivatives to express active short-term market views, which as a whole detracted. Equity index options in developed markets also detracted while currency forwards contributed. Interest rate options, interest rate swaps, and credit default swaps, introduced at the end of the period, did not have a meaningful impact.

Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (20%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) World Index (Unhedged) (60%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI Emerging Markets Index (GD) (10%), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. BofA Merrill Lynch 1 Month LIBOR (London Interbank Offered Rate) (10%), the average interest offered by a specific group of London banks for US dollar deposits with a one-month maturity. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST Goldman Sachs Global Income Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.45%	3.31%
Bloomberg Barclays Global Aggregate USD Index	2.78	2.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Goldman Sachs Global Income Portfolio returned 3.45%.

The net assets of the Portfolio at December 31, 2016 were $792.4 million.

The investment objective of the Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Portfolio is subadvised by Goldman Sachs Asset Management International.

What were market conditions during the reporting period?

Commodities and risk assets sold off significantly early on before retracing in March. Risk-off sentiment was driven by perceived risks from slowing Chinese economic activity, the possibility of an oil supply glut, and deteriorating corporate fundamentals. But central banks remained accommodative, and investors’ increased risk appetite helped most spread sector assets to recover earlier losses.

During the second quarter, risk assets rallied as commodity prices stabilized and concerns eased about Chinese economic growth and a possible US recession. However, the UK’s vote to leave the European Union (“Brexit”) again sparked uncertainty, although risk assets withstood the event relatively well. In November, Donald Trump’s election led to expectations of accelerated tightening in monetary policy, increased fiscal stimulus, and potentially looser regulatory agenda. Global rates rose, equity markets rallied, the US dollar strengthened, and the Fed raised interest rates.

The European Central Bank (ECB) announced a reduction in quantitative easing levels although the program will continue throughout 2017. An agreement by OPEC and non-OPEC producers to cut production provided support for energy issuers.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its benchmark. The Portfolio’s country strategy was the biggest contributor, mainly due to a developed market and emerging market valuation strategy trade. Other relative value trades (an investment strategy where one or more securities are traded in relation to each other) namely a long Europe position versus a short position in Japan, and a long Canada position versus a short US position also aided performance.

Cross-sector positioning also contributed to returns, primarily due to an overweight to securitized credit, collateralized loan obligations, and asset-backed securities as these spreads tightened along with the broader credit sector.

Currency exposure was the biggest detractor, mainly due to an overweight Mexican peso versus the US dollar. The Portfolio’s underweight positioning in Asian currencies versus the US dollar also detracted.

The Portfolio’s duration and yield curve positioning modestly detracted due to an underweight US rates position as rates rallied following Brexit.

Within the corporate sector, security selection strategies detracted for investment-grade and high yield names, but were offset by security selection within the securitized sector (due to select names in UK residential mortgage-backed securities and US agency hybrid adjustable-rate mortgages) and government/swaps sectors (driven mainly by UK and Japanese inflation-linked securities).

Did the Portfolio’s use of derivatives affect performance?

The portfolio uses derivatives both to hedge and to actively implement investment decisions generated from our top-down macro and bottom-up market views. To augment the physical positions in the portfolio as well as hedge exposures, the portfolio managers make use of derivatives when consistent with the investment objectives and policies of the portfolio. More specifically, the portfolio managers have the ability to use derivatives, such as futures, options or swaps, to gain exposure to sectors/securities without investing in them directly (including when owning the derivative investment may be more efficient or less costly than owning the sector/security itself), to reduce macro risks, enhance income, or provide downside risk protection for one or more securities to which the portfolio has exposure.

The portfolio’s duration, country, currency, and sector strategies utilize derivatives to achieve their views. Overall, the currency strategy detracted from performance, while the country strategy and government security selection contributed positively to performance over the year.

The Bloomberg Barclays Global Aggregate USD Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

8

AST Goldman Sachs Strategic Income Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	1.05%	-1.32%
BofA ML US Dollar 3-Month LIBOR Constant Maturity Index	0.66	0.39
Bloomberg Barclays US Aggregate Bond Index	2.65	2.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Goldman Sachs Strategic Income Portfolio returned 1.05%.

The net assets of the Portfolio at December 31, 2016 were $321.4 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Goldman Sachs Asset Management, L.P.

What were Market conditions during the reporting period?

Early on, commodities and risk assets sold off significantly before retracing in March. Risk-off sentiment was driven by perceived risks from slowing Chinese economic activity, the possibility of an oil supply glut, and deteriorating corporate fundamentals. But central banks remained accommodative, and investors’ increased risk appetite helped most spread sector assets to recover earlier losses.

During the second quarter, risk assets rallied as commodity prices stabilized and concerns eased about Chinese economic growth and a possible US recession. However, the UK’s vote to leave the European Union (Brexit) again sparked uncertainty, although risk assets withstood the referendum relatively well.

In November, Donald Trump’s election led to expectations of accelerated tightening in monetary policy, increased fiscal stimulus, and a potentially looser regulatory agenda. Global rates rose, equity markets rallied, the US dollar strengthened, and the Fed raised interest rates.

Additionally, the ECB announced a reduction in quantitative easing levels although the program will continue throughout 2017. An agreement by OPEC and non-OPEC producers to cut production provided support for energy issuers.

What strategies or holdings affected the Portfolio’s performance?

Global monetary policy divergence created a supportive environment for relative value strategies (an investment strategy where one or more securities are traded in relation to each other). The strategies benefited from a handful of trades, ranging from long European and US rates versus short Japanese rates, and UK rates to long Canadian versus short US rates.

Cross-sector positioning contributed to performance. A long position in corporate credit detracted as spreads on risk assets widened. A short position in corporate credit detracted as spreads tightened later in the year. This was offset by exposure to securitized credit instruments.

Securitized selection including various yield curve steepeners (the use of derivatives to benefit from escalating yield differences between Treasury bonds of different maturities) and Treasury inflation-protected securities positions contributed to returns. Puerto Rico municipals also contributed, while corporate credit selection detracted.

The Portfolio’s tactical duration and yield curve strategy detracted, largely due to underperformance from a short US rates position after rates rallied following Brexit.

Currency exposure, including a short position in Asian currencies, a long position in the Swedish krona, and a long position in the Mexican peso, was negative for returns. Conversely, a short euro position was positive.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses derivatives to hedge and to actively implement investment decisions, including for duration, country, currency, and sector strategies. Overall, the duration and currency strategies detracted from performance, while the country and sector strategies contributed. Duration is a measure of a bond’s price sensitivity to interest rates over time.

The Bank of America Merrill Lynch (BofA ML) US Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is base on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

9

AST Jennison Global Infrastructure Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	8.11%	0.48%
S&P Global Infrastructure Index	12.43	1.20
S&P 500 Index	11.94	8.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Jennison Global Infrastructure Portfolio returned 8.11%.

The net assets of the Portfolio at December 31, 2016 were $9.1 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Jennison Associates LLC.

What were market conditions during the reporting period?

Infrastructure stocks outperformed during the reporting period, as the Organization of Petroleum Exporting Countries (OPEC) agreed to cut production quotas, which caused oil prices to rise to more than $50 a barrel by the end of 2016 from lows of about $26 a barrel during February. Utilities stocks provided positive performance despite a sell-off in “bond proxy” stocks, such as utilities, telecommunications, and real estate investment trusts (REITs), on concerns about a potential September rate hike by the Federal Reserve. Industrials stocks broadly produced low-single-digit returns during the reporting period.

The S&P Global Infrastructure Index (the Index) returned 12.43%, led by strong gains within oil & gas storage & transportation, as well as the airport services and utilities sectors. The highways & rail tracks and water utilities sectors declined during the period.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited most relative to the Index from an underweight allocation to the transportation infrastructure industry. Additionally, stock selection in the utilities sector and an underweight allocation to the industrials sector helped relative performance. Conversely, an allocation to the telecommunication services sector was the primary detractor from relative performance. Overweight allocations to construction & engineering names and stock selection in airport services also hurt relative returns.

Among the top absolute contributors were US-based oil & gas storage & transportation firm Plains All American Pipeline, specialty REIT CyrusOne, and electric utility NextEra Energy. Units of Plains All American Pipeline performed well on market expectations that the company’s pipelines would be used more as oil prices and volumes recover in 2017. The company also announced it would simplify its corporate structure so as to improve its cost of capital and balance sheet position. CyrusOne shares rose during the period in response to strong leasing and healthy sales demand for its mission-critical data center facilities as well as management’s raised guidance. NextEra Energy performed well as recent acquisitions, accelerating renewables growth, and strong quarterly earnings results drove shares higher. In addition, the company’s acquisition of Energy Future Holdings, which has an 80% interest in Oncor Electric Delivery, was expected to be immediately accretive to NextEra Energy’s earnings and would support its lower risk profile, which is focused on regulated and long-term contracted assets.

Conversely, shares of Spain-based wireless telecommunications firm Cellnex Telecom SA were pressured by a spike in Spanish 10-year borrowing rates and a rise in 10-year US Treasury yields. At the end of the period, the Portfolio no longer held a position in Cellnex Telecom SA. France-based transportation infrastructure firm Groupe Eurotunnel SE fell as the company lowered EBITDA (earnings before interest, tax, depreciation, and amortization) guidance in response to Britain’s decision to leave the European Union (commonly called Brexit) and the potential impact on foreign exchange revenues. Ferrovial SA suffered on market fears about how Brexit would affect its UK business, which — along with lower-than-expected earnings — pushed shares lower, despite positive traffic trends.

The S&P Global Infrastructure Index is an unmanaged Index designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

10

AST Managed Alternatives Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	0.93%	-1.57%
Citigroup 1 Month T-Bill Index	0.21	0.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Managed Alternatives Portfolio returned 0.93%.

The net assets of the Portfolio at December 31, 2016 were $4.9 million.

The investment objective of the Portfolio is to seek long-term capital appreciation with a focus on downside protection. The Portfolio is subadvised by PGIM Fixed Income.

What were market conditions during the reporting period?

The year was generally good for most asset classes, but marked by several instances when macroeconomic and political events drove shifts between risk-seeking investing and risk avoiding. Through the first six weeks of 2016, investors reacted negatively to the Federal Reserve’s initial and forecasted rate hikes and to oil’s precipitous price decline. Alternative asset classes that were associated with defensive positioning, such as the Japanese yen and gold, benefited from the heightened market volatility. However, sentiment shifted as the Fed indicated that it would not raise interest rates soon and the commodities markets improved. Both developed and emerging stock markets rallied, as did emerging market currencies and commodities.

The United Kingdom’s unanticipated decision to leave the European Union drove renewed volatility and a rebound by the yen and gold. Markets eventually resumed their rise. However, uncertainty before the US election resulted in range-bound trading across markets. Following Donald Trump’s surprise victory, stocks, particularly those of firms that would benefit from higher interest rates and inflation, rallied, while defensive asset classes such as yen, gold, and Treasury bonds sold off. Managers with a style that followed momentum suffered from the many changes in market direction.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s 1-Month T-Bills benchmark returned 0.21%. The primary driver of the Portfolio’s positive return was AST First Quadrant Absolute Return Currency, primarily from its dynamic changes of exposure to the Japanese yen. AST Neuberger Long Short Equity, AST Goldman Sachs Strategic Income, and the Portfolio’s allocation to non-affiliated mutual funds also added value. Although long-short equity strategies struggled to keep pace with the S&P 500, many provided positive absolute returns. Neuberger’s strategy was among the Portfolio’s best performers, protecting it during declines. AST Morgan Stanley Multi-Asset and AST Wellington Real Total Return were the largest detractors. Morgan Stanley was hurt by exposure to global value stocks and by being short in expensive quality stocks, while Wellington suffered from poor duration positioning and changes in its allocations.

Did the Portfolio’s use of derivatives affect performance?

By its very mandate, most of the Portfolio’s fund investments use derivatives to execute their alternative strategies. The Portfolio uses derivatives such as currency forwards, interest rate swaps, futures, options, and swaptions to gain exposures (long or short) to various asset classes or to various countries quickly and efficiently. Their goal is to produce uncorrelated market exposures or to hedges specific market exposures.

In this reporting period, the Portfolio’s investments improved its performance and risk with such usage. Although any use of derivatives may create profits or losses over a given period of time, the Portfolio’s diversification across multiple funds and sources of risk constrains the combined impact.

The Citigroup 1 Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

11

AST Managed Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.21%	2.60%
MSCI All Country World Index (GD)	8.48	3.31
S&P 500 Index	11.94	8.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Managed Equity Portfolio returned 5.21%.

The net assets of the Portfolio at December 31, 2016 were $20.1 million.

The Portfolio’s investment objective is to provide capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Following a global drawdown in February and a referendum in the UK to leave the European Union, the year culminated in Donald Trump’s victory of the US presidency. The results had immediate effects on global markets, as investors looked toward a reflationary environment and fiscal spending to provide an economic growth impulse. Soon after in December, the Federal Reserve hiked short-term interest rates, only the second time it has done so in the last decade. These fourth-quarter events worked together to push up interest rates, rally the US dollar, and provide a tailwind for US equity markets. The rise in interest rates was bearish for fixed income at the end of the year, while the strengthening US dollar weighed on international equity returns for US-based investors. However, value equities had one of their best periods in the past few years, as did the small-cap spectrum of the US stock market.

What strategies or holdings affected the Portfolio’s performance?

Overall, underlying subadvisers were a negative for the year. Growth subadvisers within the US lagged their benchmarks, with only a slight offset by outperforming value and small-cap subadvisers. International subadvisers focused on developed economies were decidedly negative and a significant detraction from returns. This was slightly offset by strong subadviser performance in the emerging market space. Within asset allocation, an off-benchmark position in global real estate investment trusts (REITs) was a detractor as higher interest rates depressed the asset class through the end of the year. In addition, an off-benchmark position in hedged Japanese equities near the beginning of the year weighed on returns as the yen experienced an extended rally in the first six months. Positive contributors this year included positions in Canadian and emerging market equities, both of which benefitted from a strong recovery in oil prices.

The largest shift in allocation in 2016 occurred following US election results. The Portfolio rotated from an off-benchmark position in global REITs to an off-benchmark position in natural resources to take advantage of possible reflation as well as a general recovery in material sectors globally.

Did the Portfolio’s use of derivatives affect performance?

QMA manages the Portfolio using liquid exchange-traded derivatives to gain market exposure and to implement asset allocation views. The allocation to these derivative contracts was minimal and did not materially affect the Portfolio’s performance.

The MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

12

AST Managed Fixed Income Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.53%	0.96%
Bloomberg Barclays US Aggregate Bond Index	2.65	2.39

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Managed Fixed Income Portfolio returned 3.53%.

The net assets of the Portfolio at December 31, 2016 were $28.0 million.

The Portfolio’s investment objective is to seek total return. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

What were market conditions during the reporting period?

Following a global market sell-off from January through mid-February and the vote to leave the European Union in the UK’s June referendum about membership, 2016 culminated in Donald Trump’s victory in the November US presidential election. The election results had an immediate effect on global markets, as investors looked to a reflationary environment and fiscal spending to boost economic growth. In December, the Federal Reserve raised short-term interest rates, only the second rate hike in the last decade. These two fourth-quarter events worked together to push up interest rates, spark a rally in the US dollar, and provide a tailwind for US equity markets. The rise in interest rates had a negative impact on fixed income overall, and the strengthening US dollar weighed on international bond prices. However, a recovering energy sector was a boon to high yield corporate bonds, one of the best-performing asset classes of the period.

What strategies or holdings affected the Portfolio’s performance?

During the period, asset allocation helped the Portfolio’s returns, driven by non-benchmark positions in emerging markets debt and high yield corporate bonds, which were among the period’s best-performing asset classes. A position in short-duration bonds hurt performance through most of the period, but provided the Portfolio with valuable diversification benefits in the fourth quarter, a time when interest rates rose rapidly. Subadviser performance was mixed, with almost half the Portfolio’s subadvisers underperforming their respective benchmark indices. However, the core subadvisers that account for the bulk of the Portfolio’s assets performed well on average, which provided tailwinds for overall returns.

During May, the Portfolio reduced the allocation to high yield corporate bonds in favor of core bonds as it sought to reduce the Portfolio’s volatility. Following the US presidential election, the Portfolio increased exposure to low-duration bonds at the expense of emerging markets debt to take advantage of the quick rise in interest rates and the strong rally in the US dollar. In December, the Portfolio funded an overlay sleeve to provide more flexibility in an effort to gain exposure to fixed income classes that could benefit from a rising interest rate environment during 2017.

Bloomberg Barclays US Aggregate Bond Index an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

13

AST Morgan Stanley Multi-Asset Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	-2.75%	-5.52%
BofA ML USD 1-Month LIBID Avg. Index	0.35	0.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Morgan Stanley Multi-Asset Portfolio returned -2.75%.

The net assets of the Portfolio at December 31, 2016 were $15.8 million.

The investment objective of the Portfolio is to seek total return. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

What were market conditions during the reporting period?

Global equities rallied during the year, lead by the performance of US and emerging markets. The US presidential election drove domestic returns late in 2016, while massive stimulus in China provided support for emerging markets throughout the year. Japanese and European equity markets lagged, weighed down by a relapse in Japanese inflation and the UK’s vote to exit the European Union (“Brexit”). Following a prolonged global bond market rally early in the year and a sharp sell-off following Brexit and the US election, bonds ended the year with only small gains.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated a loss as its thematic valuation approach was hampered by the persistence of risk aversion trends that were first observed in 2015. Investors expressed their concerns over global growth by driving overvalued “safe-assets” to even greater overvaluation in the first half of 2016. The Portfolio themes which included positioning against overvalued, long-dated “safe” government bonds and high-quality stocks, playing the higher risk associated with China’s heavily indebted economy, and anticipating investor’s rotation back into cheap European equities, all hampered returns in the first half of the year.

However, following the Brexit and US election outcomes, investors finally felt comfortable rotating out of highly overvalued “safe” assets and into growth opportunities. The Portfolio took profits in a number of its rebounding themes in the latter part of the year, leaving the Portfolio’s key exposures concentrated in a negative outlook related to the Chinese economy, a positive outlook on continued recovery in Europe (excluding the UK), and a more contrarian view related to the anticipated downturn in the global aircraft and aerospace cycle. Additionally, smaller positions related to Swedish reflation, a rebound in oil prices, and a bounce in Japanese inflation were closed. Subsequently, the Portfolio performed in line with return expectations in the latter months of 2016.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio makes extensive use of derivatives, including exchange traded and over-the-counter options, futures, forwards and swaps, for investment purposes. Derivatives are used to both hedge positions and as part of the active strategy, and therefore contributes to the total performance of the Portfolio, which was negative during the time period.

Some of the Portfolio’s investment themes may be entirely or partially implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments, and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts in connection with its investments in foreign securities.

The Bank of America Merrill Lynch (BofA ML) US Dollar (USD) 1-Month London Interbank Bid Rate (LIBID) Average Index tracks the performance of a hypothetical basket of fixed-income securities with coupons that reflect the prevailing bank borrowing rate and maturities of one month. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

14

AST Neuberger Berman Long/Short Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.34%	-0.75%
HFRX Equity Hedge Index	0.10	-3.02
S&P 500 Index	11.94	7.92

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Neuberger Berman Long/Short Portfolio returned 3.34%.

The net assets of the Portfolio at December 31, 2016 were $15.1 million.

The primary investment objective of the Portfolio is to seek long term capital appreciation with a secondary objective of principal preservation. The Portfolio is subadvised by Neuberger Berman Investment Advisers LLC.

What were market conditions during the reporting period?

The year 2016 will be remembered as a year in which two political outcomes surprised most investors: the British referendum to leave the European Union in June (“Brexit”) and the US presidential election in November. The S&P 500 got off to a volatile start during the first two months of the year due to the collapse of oil and hard commodities, a near crisis of liquidity in junk bonds, and fears of a global recession. By mid-year, however, investor sentiment moved toward those industries that typically benefit from a stronger economy. This trend accelerated after the US election, as modest growth and low interest rates gave way to tight labor markets, stronger wage growth, and more robust consumer and business sentiment.

What strategies or holdings affected the Portfolio’s performance?

Neuberger Berman increased the Portfolio’s long exposure to the capital growth segment (companies that Neuberger Berman believes demonstrate attractive industry fundamentals, strong competitive positions, and attractive reinvestment opportunities), reduced the proportion of long exposure to opportunistic investments (companies with identifiable catalysts for improved earnings), and kept the total return allocation (companies that Neuberger Berman believes have sustainable and/or growing streams of income underpinned by asset value) relatively flat. The Portfolio’s short exposure consists of fundamental shorts and market shorts, with a larger exposure toward the latter in favorable macroeconomic environments. During this reporting period, fundamental shorts represented approximately 30%-40% of the Portfolio’s short exposure. The Portfolio’s long stock exposures improved its performance relative to the Index driven by security selection in the energy, consumer discretionary, and health care sectors, while the greatest absolute returns (which may have been matched or beaten by the Index) came in the consumer discretionary, financial, and industrial sectors. The capital growth, total return (including fixed income), and opportunistic investments added to its return, while shorts in individual securities and markets slightly detracted. Short positioning in the industrial and financial sectors detracted, while individual security shorts in health care and consumer staples added to returns.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio’s core strategy for outperforming the broad market is to take long and short positions while managing overall risk by using “market shorts” to manage exposure. It uses derivatives such as futures, options, and swaps to both add value and hedge risk. Market shorts related to hedging activity detracted from its performance in 2016.

The HFRX Equity Hedge Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies falling within four principal strategies: equity hedge, event driven, macro/CTA, and relative value arbitrage. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

15

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	7.46%	4.95%
Blended Index	6.28	3.10
MSCI All Country World Index	8.48	3.31

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Prudential Flexible Multi-Strategy Portfolio returned 7.46%.

The net assets of the Portfolio at December 31, 2016 were $60.8 million.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Jennison Associates LLC, PGIM Fixed Income, and Quantitative Management Associates LLC.

What were market conditions during the reporting period?

Fears of a global growth slowdown at the beginning of the year pushed stocks down over 10%, while oil prices bottomed out near $26 per barrel. As these concerns dissipated and oil prices stabilized, the market backdrop became more supportive of stock prices, catalyzing a strong rebound in US stocks. The strong market environment was further supported by the surprising US Presidential victory of Donald Trump as markets priced in expectations for strong US growth and high inflation in response to potential policy initiatives. The US economic backdrop also continued to improve while third-quarter corporate earnings grew for the first time in several quarters.

International developed markets had a more challenging year highlighted by the United Kingdom’s Brexit referendum and the continuation of Europe and Japan’s monetary policy initiatives aimed at spurring growth and inflation. This policy divergence served as a significant headwind for US-dollar-denominated investors as foreign stock returns were further limited by the strengthening of the US dollar versus the euro, pound, and yen.

The second half of the year was a difficult environment for fixed income investors as Treasury bond yields hit two-year highs in response to Donald Trump’s victory and increased expectations for growth and inflation. Providing further upward pressure on rates, the US Federal Reserve implemented a 25-basis points rate hike and increased expectations for further hikes heading into 2017. Despite the volatile backdrop with several surprising geopolitical developments, most asset classes posted positive absolute returns.

What strategies or holdings affected the Portfolio’s performance?

Tactical (short-term) asset allocation decisions were a large driver of the Portfolio’s outperformance relative to the blended benchmark. Early on, the Portfolio benefited from an underweight allocation to international developed equity markets and by adding exposure to US 10-year Treasury bonds, and later by an overweight to US stocks combined with the underweight to international developed stocks.

Tactical gains were also made after the Portfolio favored US stocks and cash relative to bonds in the second half of the year. The Portfolio also benefitted from an off-benchmark exposure to high yield bonds. The AST QMA US Equity Alpha Portfolio, the Portfolio’s largest holding, also contributed positively to performance. Given the Portfolio’s investment flexibility, there were several positions initiated and closed during the year.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio frequently used stock and Treasury bond futures to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolio to express tactical views that, in aggregate, had a positive impact during the reporting period.

Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

16

AST QMA International Core Equity Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Cumulative Total Returns	1-Year	Since Inception
Portfolio	0.59%	1.25%
MSCI EAFE Index (ND)	1.00	0.09

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/5/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST QMA International Core Equity Portfolio returned 0.59%.

The net assets of the Portfolio at December 31, 2016 were $764.4 million.

The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC.

What were market conditions during the reporting period?

Equity markets showed resilience in a year marred by uncertainties surrounding the deterioration of global growth expectations, in large part due to a slowing Chinese economy, and continuing geo-political tensions. Moreover, a rise in populism culminated in a Brexit vote in June and the unlikely election in November of Donald Trump as the next president of the United States, casting doubt globally over the future of long-held trade and ally relationships.

Global stocks had a gloomy start to the year but subsequently recovered in March. Within the MSCI EAFE Index, the best performing countries were New Zealand, Norway, and Australia. The weakest performing countries were Israel and Denmark, both led by declines in their respective health care sectors, and Italy, led by weakness in the troubled financials sector. On a sector basis, the winners were energy and materials, and industrials. The worst performers were health care, telecommunication services, and the real estate sector.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio is managed as a risk-controlled portfolio using a bottom-up process which focuses on factors within four broad groups: valuation, growth (analyst revisions), financial momentum, and quality. All overweight and underweight positions are a result of stock selection process and do not reflect sentiment on any particular market segment.

From a model perspective, valuation factors outperformed broadly for the year, although the bulk of the outperformance stemmed from the second half of the period. Similarly, growth factors underperformed broadly primarily due to performance during the last six months of the year. This performance was in direct contrast to the first half, when valuation underperformed while growth factors were broadly positive. Quality and financial momentum groups’ performance was mixed but generally ineffective.

Regionally the most value was added in Finland, France, and Australia. The largest offset by far was in Japan although the United Kingdom and Israel furthered the losses. On a sector level, a combination of sector over-and-underweights combined with stock selection within the sector led to gains in financials, telecommunication services, and consumer staples. The most significant sector losses were in Japanese industrials and materials in the United Kingdom.

Did the Portfolio’s use of derivatives affect performance?

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material effect on performance.

The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index (ND) Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, free float-adjusted market capitalization index generally accepted as a benchmark of developed markets, excluding the US & Canada. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

17

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	7.32%	4.12%
Blended Index	8.59	4.63
S&P 500 Index	11.94	8.99

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/28/2014. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST T. Rowe Price Diversified Real Growth Portfolio returned 7.32%.

The net assets of the Portfolio at December 31, 2016 were $40.6 million.

The Portfolio’s investment objective is to seek long-term capital appreciation and, secondarily, income. The Portfolio is subadvised by T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd; T. Rowe Price International Ltd - Tokyo; and T. Rowe Price Hong Kong Limited.

What were market conditions during the reporting period?

US stocks rose in 2016, with various indexes reaching record highs in the final weeks of the year. Developed international equity markets edged higher in US dollar terms but significantly underperformed US shares as returns to investors in the United States were hurt by a stronger dollar versus most major currencies. The year began on a sour note, as fears of a global economic slowdown, especially in China, and a collapse in oil prices weighed on world markets. In late June, equity markets throughout the world experienced a brief but intense sell-off as the United Kingdom unexpectedly voted in favor of leaving the European Union (“Brexit”), while yields on US Treasury bonds, which move opposite to their prices, fell to four-year lows. Stocks later resumed their upward trajectory amid expectations that central banks would provide additional stimulus. In the US, an unexpected presidential election victory by Donald Trump sparked a stock market rally in anticipation of a friendlier regulatory environment and stimulative fiscal policies, including tax cuts and increased infrastructure spending. Conversely, domestic bond prices declined and yields on US Treasuries rose as the Federal Reserve raised the short-term fed funds rate in mid-December.

What strategies or holdings affected the Portfolio’s performance?

For the 12 months, the Portfolio underperformed both its Blended and broad benchmarks. Security selection within underlying portfolios detracted from relative performance. Several of the underlying portfolios underperformed their benchmarks, most notably the US large-cap value, international value, US large-cap growth, and real assets equity portfolios. Emerging markets bonds, US dividend growth equity, and international growth equity portfolios outpaced their benchmarks and contributed to relative results.

The Portfolio’s tactical allocation weighed on relative results. An overweight in international equities relative to US equities hurt results. The Portfolio has since reduced the overweight and, as of the period’s close, was neutral US stocks relative to international stocks. An underweight to emerging market equities, which outpaced developed international equities, detracted from relative results. The impact was partially mitigated by an overweight in high yield bonds relative to US investment-grade bonds. The inclusion of diversifying sectors boosted relative performance. Exposure to real assets equities, high yield bonds, and emerging market bonds added value.

Did the Portfolio’s use of derivatives affect performance?

As of the period’s close, the Portfolio held currency forward contracts, non-deliverable forwards (NDF), interest rate futures, equity options, index futures, rights, and warrants. These instruments were held at various points throughout the period. The estimated return impact from employing currency forwards was slightly positive, and moderately positive from futures, and moderately negative from options, and a negligible return impact from rights and a negligible return impact from warrants.

Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Government/Credit Index (25%) is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-US (GD) (23%) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets. S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. MSCI EAFE Growth Index is an unmanaged index that measures the performance of stocks in European, Australasian, and Far Eastern markets that represent growth characteristics. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

18

AST Wellington Management Global Bond Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Average Annual Total Returns	1-Year	Since Inception
Portfolio	2.67%	2.71%
Bloomberg Barclays Global Aggregate USD Index	2.78	2.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Wellington Management Global Bond Portfolio returned 2.67%.

The net assets of the Portfolio at December 31, 2016 were $1,546.9 million.

The investment objective of the Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged). The Portfolio is subadvised by Wellington Management Company LLP.

What were market conditions during the reporting period?

Geopolitical events were key drivers of market performance during the reporting period. Early in 2016, falling oil prices, concerns over slowing economic growth in China, and questions about the efficacy of global central bank monetary policies sparked a broad sell-off in the credit markets. At the same time, government bond prices generally benefited from their safe-haven status. At the end of June, the UK’s momentous vote to leave the European Union, commonly known as Brexit, led to a spike in global financial market volatility and a flight to safety, with UK and European equity and credit markets bearing the brunt of the sell-off. Nevertheless, bouts of volatility were short-lived and riskier asset classes generally outperformed throughout the period. The year ended with a broad sell-off in government bonds and a rally in riskier asset classes after Donald Trump’s US presidential victory and the continued creep of isolationism in global developed countries.

What strategies or holdings affected the Portfolio’s performance?

Within the quantitative country rotation strategies, the Portfolio’s long position in Australian 10-year interest rates versus its short position in UK 10-year interest rates detracted from performance, as the difference in yield between the pair widened and the Portfolio’s position lost value. An overall short duration position in quantitative strategies leading up to the US election benefited performance as rates made a concerted move higher during November. (Bond prices move inversely to interest rates, so they generally fall when interest rates rise and vice versa. Generally, bonds with shorter duration — or maturity — are less sensitive to changes in interest rates and therefore may not lose as much value when rates move higher.)

Within the Portfolio’s macro-based duration strategies, overweight positions in UK interest rates, especially intermediate-term rates, during the first half of the period added to the Portfolio’s performance, as UK interest rates moved lower leading up to and in the aftermath of the Brexit vote.

During the fourth quarter, the Portfolio’s overweight in the Japanese yen versus a basket of currencies, primarily the euro, British pound, and US dollar, detracted from performance. The Japanese yen continued to depreciate despite what was widely considered an excessive sell-off immediately following the US election. The Portfolio’s short position in the British pound versus its long position in the US dollar contributed positively to performance, as the British pound depreciated amidst concerns heading into and immediately following the Brexit vote.

Did the Portfolio’s use of derivatives affect performance?

Derivatives were used for both active and passive management purposes during the reporting period. Currency forwards were used to implement a passive US dollar currency hedge as well as for active purposes to express our best ideas. Additionally, interest rate futures were utilized to implement best ideas in government securities and take active duration risk in the Portfolio. The derivative positioning generally detracted from relative results during the period.

The Bloomberg Barclays Global Aggregate USD Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

19

AST Wellington Management Real Total Return Portfolio	December 31, 2016

Report of the Investment Managers - As of December 31, 2016 (unaudited)

Cumulative Total Returns	1-Year	Since Inception
Portfolio	-3.61%	-6.36%
Bloomberg Barclays 1-10 Year US TIPS Index	4.01	1.59

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 7/13/2015. Portfolio performance is net of investment fees and fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2016, the AST Wellington Management Real Total Return Portfolio returned -3.61%.

The net assets of the Portfolio at December 31, 2016 were $17.0 million.

The investment objective of the Portfolio is to seek long-term real total return. The Portfolio is subadvised by Wellington Management Company LLP.

What were market conditions during the reporting period?

Global equities generated a positive return during the reporting period overall. However, 2016 got off to a volatile start as Chinese stocks plunged in early January, sparking a global “risk-off” trade. Global equities subsequently rebounded, with emerging markets equities participating strongly in the market recovery. In June, the British electorate voted to leave the European Union, which overshadowed a promising European economic backdrop and the European Central Bank’s reaffirmation of its dovish policy stance. During the third quarter, expectations for continued accommodative monetary policy from global central banks helped to stoke investor risk appetite. In November, stocks rallied following Donald Trump’s victory in the US presidential election on expectations his administration would reduce regulatory restrictions and increase fiscal stimulus. However, there was pronounced dispersion in performance among sectors and regions. For instance, emerging markets equities fell on concerns that a Trump administration would mean trade protectionism, higher inflation, and a stronger US dollar. In December, the Federal Reserve raised short-term rates by 0.25% in a well-telegraphed move.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated negative absolute returns during 2016, with the underperformance occurring almost entirely in the first quarter. Overall, subadviser allocations hurt the Portfolio’s results. Underperformance was primarily driven by security selection within the quantitative Technical Variable Beta strategy and the All Cap Opportunities strategy. These results were partially offset by strong performance within the global energy strategy, specifically an overweight in US oil and gas exploration stocks, and in the Japan equity strategy, specifically security selection within the consumer discretionary sector.

The Portfolio’s market exposures recovered sharply in the last three quarters of 2016, resulting in a positive contribution for the period overall. Among the top contributors were exposures to global bonds and inflation-linked bonds, which performed well as global interest rates declined during the first half of the period and inflation pressures began to build in the second half. Offsetting these positive results were the Portfolio’s global equity positions during the first quarter, which featured an underweight in US equities versus European and Japanese equities.

In April, Wellington removed the Portfolio’s allocation to the technical variable beta strategy and initiated allocations to three active, sector-focused strategies including health care, technology, and global energy. The rationale was to include strategies that could potentially drive returns through idiosyncratic security selection. After their addition, all three strategies added to the Portfolio’s overall performance.

Did the Portfolio’s use of derivatives affect performance?

Derivatives are integral to the management of the Portfolio and contributed to the Portfolio’s underperformance over the period. These instruments are used across asset classes in Portfolio implementation. In particular, futures, swaps, and forwards are used for strategic and tactical management of the global bond, credit, currency, and commodity exposures of the Portfolio and also within the implementation of subadviser strategies.

The Bloomberg Barclays 1-10 Year US TIPS Index is comprised of US Treasury inflation-indexed securities with maturities between one and ten years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

20

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2016

AST AB Global Bond
Allocation	(% of Net Assets	)
Foreign Government Bonds	42.8%
U.S. Treasury Obligations	23.6%
Corporate Bonds	23.5%
Residential Mortgage-Backed Securities	4.6%
Commercial Mortgage-Backed Securities	2.9%

AST BlackRock Multi-Asset Income
Five Largest Holdings	(% of Net Assets	)
iShares iBoxx $ High Yield Corporate Bond ETF	23.8%
iShares 1-3 Year Credit Bond ETF	19.2%
iShares U.S. Preferred Stock ETF	7.9%
iShares 10+ Year Credit Bond ETF	7.0%
iShares 0-5 Year High Yield Corporate Bond ETF	6.5%

AST Columbia Adaptive Risk Allocation
Five Largest Holdings	(% of Net Assets	)
iShares iBoxx $ High Yield Corporate Bond ETF	12.0%
Columbia Commodity Strategy Fund (Class Z Stock)	11.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.4%
iShares U.S. Real Estate ETF	7.2%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 07/15/24	6.1%

AST Emerging Managers Diversified
Five Largest Holdings	(% of Net Assets	)
Vanguard FTSE Developed Markets ETF	7.7%
iShares MSCI EAFE ETF	6.7%
AMG River Road Long-Short Fund	4.2%
Touchstone Merger Arbitrage Fund	4.0%
IndexIQ ETF Trust—IQ Hedge Multi-Strategy Tracker ETF	3.8%

AST FQ Absolute Currency Portfolio
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	43.9%
Foreign Treasury Obligations	11.6%
Unaffiliated Fund	8.4%

AST Franklin Templeton K2 Global Absolute Return
Five Largest Holdings	(% of Net Assets	)
Franklin Strategic Series—Franklin Strategic Income Fund (Class R6)	22.0%
Samsung Electronics Co. Ltd. (South Korea)	1.3%
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	1.1%
Citigroup, Inc.	1.1%
Microsoft Corp.	0.9%

AST Goldman Sachs Global Growth Allocation
Five Largest Holdings	(% of Net Assets	)
iShares Core MSCI EAFE ETF	17.2%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	16.1%
iShares Core MSCI Emerging Markets ETF	14.2%
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)	5.9%
Goldman Sachs Emerging Markets Equity Fund	4.6%

AST Goldman Sachs Global Income
Allocation	(% of Net Assets	)
Foreign Government Bonds	48.3%
Corporate Bonds	14.1%
Asset-Backed Securities	12.8%
U.S. Government Agency Obligations	12.1%
Residential Mortgage-Backed Securities	3.7%

AST Goldman Sachs Strategic Income
Allocation	(% of Net Assets	)
Asset-Backed Securities	20.8%
Residential Mortgage-Backed Securities	11.9%
Foreign Government Bonds	9.3%
Corporate Bonds	9.2%
U.S. Treasury Obligations	8.0%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2016

AST Jennison Global Infrastructure
Five Largest Holdings	(% of Net Assets	)
Plains All American Pipeline LP, MLP	3.5%
Union Pacific Corp.	3.4%
Williams Cos., Inc. (The)	3.1%
PG&E Corp.	3.0%
Exelon Corp.	3.0%

AST Managed Alternatives
Five Largest Holdings	(% of Net Assets	)
AST Neuberger Berman Long/Short Portfolio	21.9%
AST Morgan Stanley Multi-Asset Portfolio	19.0%
AST Wellington Management Real Total Return Portfolio	18.1%
AST Goldman Sachs Strategic Income Portfolio	18.0%
AST FQ Absolute Return Currency Portfolio	15.0%

AST Managed Equity
Five Largest Holdings	(% of Net Assets	)
AST International Growth Portfolio	15.8%
AST International Value Portfolio	15.7%
AST QMA US Equity Alpha Portfolio	8.6%
AST AQR Emerging Markets Equity Portfolio	7.6%
AST Hotchkis & Wiley Large-Cap Value Portfolio	7.5%

AST Managed Fixed-Income
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	51.8%
AST Lord Abbett Core Fixed Income Portfolio	22.2%
AST BlackRock Low Duration Bond Portfolio	9.5%
AST Wellington Management Global Bond Portfolio	7.0%
AST High Yield Portfolio	5.0%

AST Morgan Stanley Multi-Asset
Five Largest Holdings	(% of Net Assets	)
Vinci SA (France)	1.4%
Cie de Saint-Gobain (France)	1.3%
Peugeot SA (France)	1.1%
Adecco Group AG (Switzerland)	0.9%
Mediobanca SpA (Italy)	0.7%

AST Neuberger Berman Long/Short
Five Largest Holdings	(% of Net Assets	)
Whole Foods Market, Inc.	3.1%
DaVita, Inc.	2.6%
IHS Markit Ltd.	2.4%
Brookfield Infrastructure Partners LP (Canada)	2.4%
Home Depot, Inc. (The)	2.2%

AST Prudential Flexible Multi-Strategy
Five Largest Holdings	(% of Net Assets	)
AST QMA US Equity Alpha Portfolio	37.2%
AST Prudential Core Bond Portfolio	22.9%
AST QMA Emerging Markets Equity Portfolio	6.0%
AST Global Real Estate Portfolio	3.3%
PowerShares Preferred Portfolio	2.3%

AST QMA International Core Equity
Five Largest Holdings	(% of Net Assets	)
HSBC Holdings PLC	2.0%
Nestle SA	1.7%
British American Tobacco PLC	1.4%
Roche Holdings AG	1.4%
Bayer AG	1.3%

AST T. Rowe Price Diversified Real Growth
Five Largest Holdings	(% of Net Assets	)
T. Rowe Price Emerging Markets Bond Fund	3.3%
T. Rowe Price Institutional Floating Rate Fund	3.3%
T. Rowe Price Institutional High Yield Fund	2.9%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 04/15/21	2.5%
U.S. Treasury Inflation Indexed Bonds, TIPS 0.125%, 04/15/20	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2016

AST Wellington Management Global Bond
Allocation	(% of Net Assets	)
Foreign Government Bonds	40.2%
Corporate Bonds	40.0%
U.S. Government Agency Obligations	10.0%
U.S. Treasury Obligations	4.1%
Municipal Bond	0.1%

AST Wellington Management Real Total Return
Five Largest Holdings	(% of Net Assets	)
PowerShares DB Agriculture Fund	2.5%
PowerShares DB Precious Metals Fund	2.1%
French Republic Government Bond OAT (France), Bonds, TIPS, RegS 1.000%, 07/25/17	1.6%
United Kingdom Gilt Inflation Linked (United Kingdom), Bonds, TIPS, Regs 0.750%, 11/22/47	1.3%
Italy Buoni Poliennali del Tesoro (Italy), Sr. Unsec’d Notes, TIPS, RegS 2.600%, 09/15/23	1.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2016

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST AB Global Bond Portfolio	Actual	$1,000.00	$992.50	0.92%	$4.61
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67
AST BlackRock Multi-Asset Income Portfolio	Actual	$1,000.00	$1,017.90	1.15%	$5.83
	Hypothetical	$1,000.00	$1,019.36	1.15%	$5.84
AST Columbia Adaptive Risk Allocation Portfolio	Actual	$1,000.00	$1,011.50	1.43%	$7.23
	Hypothetical	$1,000.00	$1,017.95	1.43%	$7.25
AST Emerging Managers Diversified Portfolio	Actual	$1,000.00	$1,025.50	1.40%	$7.13
	Hypothetical	$1,000.00	$1,018.10	1.40%	$7.10
AST FQ Absolute Return Currency Portfolio	Actual	$1,000.00	$1,056.90	1.24%	$6.41
	Hypothetical	$1,000.00	$1,018.90	1.24%	$6.29
AST Franklin Templeton K2 Global Absolute Return Portfolio	Actual	$1,000.00	$1,043.50	1.16%	$5.96
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89
AST Goldman Sachs Global Growth Allocation Portfolio	Actual	$1,000.00	$1,051.80	1.24%	$6.40
	Hypothetical	$1,000.00	$1,018.90	1.24%	$6.29
AST Goldman Sachs Global Income Portfolio	Actual	$1,000.00	$992.40	0.90%	$4.51
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
AST Goldman Sachs Strategic Income Portfolio	Actual	$1,000.00	$1,028.80	1.05%	$5.35
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
AST Jennison Global Infrastructure Portfolio	Actual	$1,000.00	$961.10	1.26%	$6.21
	Hypothetical	$1,000.00	$1,018.80	1.26%	$6.39
AST Managed Alternatives Portfolio	Actual	$1,000.00	$1,026.30	1.47%	$7.49
	Hypothetical	$1,000.00	$1,017.75	1.47%	$7.46
AST Managed Equity Portfolio	Actual	$1,000.00	$1,059.40	1.25%	$6.47
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2016

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
AST Managed Fixed Income Portfolio	Actual	$1,000.00	$983.70	1.25%	$6.23
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34
AST Morgan Stanley Multi-Asset Portfolio	Actual	$1,000.00	$1,031.40	1.49%	$7.61
	Hypothetical	$1,000.00	$1,017.65	1.49%	$7.56
AST Neuberger Berman Long/Short Portfolio	Actual	$1,000.00	$1,016.40	1.80%	$9.12
	Hypothetical	$1,000.00	$1,016.09	1.80%	$9.12
AST Prudential Flexible Multi-Strategy Portfolio	Actual	$1,000.00	$1,042.10	1.51%	$7.75
	Hypothetical	$1,000.00	$1,017.55	1.51%	$7.66
AST QMA International Core Equity Portfolio	Actual	$1,000.00	$1,044.90	1.00%	$5.14
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08
AST T. Rowe Price Diversified Real Growth Portfolio	Actual	$1,000.00	$1,043.10	1.05%	$5.39
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
AST Wellington Management Global Bond Portfolio	Actual	$1,000.00	$972.90	0.91%	$4.51
	Hypothetical	$1,000.00	$1,020.56	0.91%	$4.62
AST Wellington Management Real Total Return Portfolio	Actual	$1,000.00	$1,014.50	1.50%	$7.60
	Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2016, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST AB GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
LONG-TERM INVESTMENTS — 98.8%
ASSET-BACKED SECURITY — 0.1%
Collateralized Loan Obligation
Voya CLO Ltd. (Cayman Islands), Series 2016-1A, Class D, 144A
7.431%(c)	01/20/27	1,400	$1,385,100

(cost $1,356,661)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.8%
225 Liberty Street Trust, Series 2016-225L, Class E, 144A
4.804%(c)	02/10/36	2,713	2,592,365
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4
5.451%	01/15/49	5	4,769
CGBAM Commercial Mortgage Trust, Series 2016-IMC, Class C, 144A
4.654%(c)	11/15/21	2,189	2,188,238
Citigroup Commercial Mortgage Trust, Series 2015-SHP2, Class E, 144A
4.350%(c)	07/15/27	1,185	1,112,614
Commercial Mortgage Trust, Series 2013-CR6, Class A2
2.122%	03/10/46	330	332,062
Series 2013-CR6, Class D, 144A
4.171%(c)	03/10/46	1,910	1,711,077
Series 2013-CR10, Class D, 144A
4.789%(c)	08/10/46	2,020	1,703,921
Series 2013-LC6, Class D, 144A
4.284%(c)	01/10/46	3,975	3,636,735
Series 2014-LC15, Class A2
2.840%	04/10/47	290	295,621
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class D
3.360%(c)	08/15/48	2,032	1,506,520
CSMC Trust, Series 2016-MFF, Class D, 144A
4.600%(c)	11/15/33	1,311	1,313,154
GS Mortgage Securities Trust, Series 2012-GC6, Class D, 144A
5.654%(c)	01/10/45	524	511,507
Series 2007-GG10, Class A4
5.793%(c)	08/10/45	1,464	1,473,316
Series 2013-G1, Class A1, 144A
2.059%	04/10/31	726	704,829
Series 2014-GC22, Class D, 144A
4.646%(c)	06/10/47	600	479,216
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class C
4.668%(c)	11/15/48	1,790	1,632,960
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM
5.372%	05/15/47	898	897,240
Series 2007-CB18, Class A4
5.440%	06/12/47	116	116,360
Series 2007-LDPX, Class A3
5.420%	01/15/49	125	124,980
Series 2012-CBX, Class E, 144A
5.215%(c)	06/15/45	1,144	1,133,562

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-C20, Class D, 144A
4.572%(c)	07/15/47			100	$76,597
Series 2015-SGP, Class A, 144A
2.404%(c)	07/15/36			2,750	2,770,695
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ
5.452%(c)	09/15/39			1,543	1,384,469
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4
5.700%	09/12/49			243	247,731
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSD, 144A
4.361%(c)	08/15/26			1,700	1,709,337
Series 2015-XLF2, Class SNMD, 144A
2.439%(c)	11/15/26	(g)		1,450	1,330,428
Resource Capital Corp. (Cayman Islands), Series 2014-CRE2, Class A, 144A
1.754%(c)	04/15/32			47	47,086
Starwood Retail Property Trust, Series 2014-STAR, Class A, 144A
1.924%(c)	11/15/27			3,780	3,752,688
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class D, 144A
3.803%(c)	11/15/47			2,155	1,506,373

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $37,282,674)					36,296,450

CORPORATE BONDS — 23.5%
Argentina — 0.1%
Provincia de Cordoba, Sr. Unsec’d. Notes, 144A
7.125%	06/10/21			615	631,913

Australia — 0.6%
Australia & New Zealand Banking Group Ltd., Covered Bonds, EMTN, RegS
3.625%	07/18/22		EUR	1,190	1,484,162
Commonwealth Bank of Australia, Covered Bonds, EMTN, RegS
0.750%	11/04/21		EUR	2,219	2,401,674
3.000%	05/03/22		EUR	685	826,468
National Capital Trust I, Ltd.Gtd. Notes, RegS
5.620%(c)	09/29/49		GBP	274	349,299
Westpac Banking Corp., Covered Bonds, EMTN, RegS
1.500%	03/24/21		EUR	2,120	2,364,327

					7,425,930

Brazil — 0.8%
Braskem Finance Ltd., Gtd. Notes
6.450%	02/03/24			665	699,913
Gerdau Trade, Inc., Gtd. Notes, 144A
4.750%	04/15/23			400	381,999
5.750%	01/30/21			2,885	2,958,568

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Brazil (continued)
Minerva Luxembourg SA, Gtd. Notes, 144A
6.500%	09/20/26			524	$505,005
Odebrecht Finance Ltd., Gtd. Notes, 144A
7.125%	06/26/42			2,565	1,494,113
Petrobras Global Finance BV, Gtd. Notes
8.750%	05/23/26			1,290	1,391,588
Vale Overseas Ltd., Gtd. Notes
5.875%	06/10/21	(a)		3,221	3,373,998

					10,805,184

Canada — 0.3%
Bell Canada, Inc., Gtd. Notes
3.350%	06/18/19		CAD	1,410	1,091,811
Canadian National Railway Co., Sr. Unsec’d. Notes
5.550%	03/01/19			740	795,819
Leisureworld Senior Care LP, Sr. Sec’d. Notes
3.474%	02/03/21		CAD	1,840	1,438,041
Yamana Gold, Inc., Gtd. Notes
4.950%	07/15/24			995	975,100

					4,300,771

China
Tencent Holdings Ltd., Sr. Unsec’d. Notes, MTN, 144A
3.375%	05/02/19			200	204,515

Denmark — 0.1%
Danske Bank A/S, Jr. Sub. Notes, EMTN
5.684%(c)	12/29/49		GBP	1,430	1,762,343

France — 1.0%
BNP Paribas SA, Gtd. Notes, BKNT, MTN
5.000%	01/15/21			1,045	1,140,063
Jr. Sub. Notes, RegS
5.019%(c)	04/29/49		EUR	450	477,095
Sub. Notes, EMTN, RegS
2.250%	01/11/27		EUR	348	355,903
Sub. Notes, MTN, 144A
4.375%	05/12/26	(a)		1,668	1,643,981
BPCE SA, Sub. Notes, 144A
5.150%	07/21/24			1,980	2,012,880
Credit Agricole Home Loan SFH SA, Covered Bonds, RegS
3.500%	06/14/18		EUR	400	444,259
Credit Agricole SA, Jr. Sub. Notes, 144A
8.125%(c)	12/29/49			1,392	1,465,024
Europcar Groupe SA, Sec’d. Notes, RegS
5.750%	06/15/22		EUR	960	1,066,633

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
France (continued)
Loxam SAS, Sr. Sub. Notes, RegS
7.000%	07/23/22		EUR	361	$405,381
SFR Group SA, Sr. Sec’d. Notes, 144A
7.375%	05/01/26			1,860	1,906,500
Societe Generale SA, Jr. Sub. Notes, 144A
8.000%(c)	09/29/49			922	922,461
Sub. Notes, 144A
4.250%	08/19/26			1,340	1,294,271

					13,134,451

Germany — 0.4%
FMS Wertmanagement AoeR, Gov’t. Gtd. Notes, EMTN
3.375%	06/17/21		EUR	3,900	4,763,232

Israel — 0.3%
Teva Pharmaceutical Finance Netherlands III BV, Gtd. Notes
2.800%	07/21/23			2,416	2,286,964
3.150%	10/01/26	(a)		1,590	1,465,864

					3,752,828

Italy — 0.2%
Intesa Sanpaolo SpA, Sub. Notes, MTN, 144A
5.017%	06/26/24			1,980	1,829,886
Wind Acquisition Finance SA, Sr. Sec’d. Notes, 144A
4.750%	07/15/20			1,130	1,138,475

					2,968,361

Japan
Mitsubishi UFJ Financial Group, Inc., Sr. Unsec’d. Notes
3.850%	03/01/26			402	412,952

Kazakhstan — 0.1%
Tengizchevroil Finance Co. International Ltd., Sr. Sec’d. Notes, 144A
4.000%	08/15/26			1,426	1,337,873

Kuwait — 0.3%
Equate Petrochemical BV, Gtd. Notes, 144A
3.000%	03/03/22			3,505	3,338,372

Mexico — 0.4%
Petroleos Mexicanos, Gtd. Notes
3.500%	01/30/23			2,265	2,079,270
Gtd. Notes, MTN, 144A
4.625%	09/21/23			3,718	3,616,870

					5,696,140

Netherlands — 0.9%
Basell Finance Co. BV, Gtd. Notes, 144A
8.100%	03/15/27			85	111,128

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Netherlands (continued)
Cooperatieve Rabobank UA, Bank Gtd. Notes
4.375%	08/04/25		2,468	$2,532,484
Gtd. Notes
3.950%	11/09/22		2,775	2,854,695
ING Bank NV, Sr. Unsec’d. Notes, 144A
2.000%	11/26/18		3,990	3,988,408
Ziggo Secured Finance BV, Sr. Sec’d. Notes, 144A
5.500%	01/15/27		2,005	1,954,474

				11,441,189

Norway — 0.1%
DNB Bank ASA, Sr. Unsec’d. Notes, EMTN, RegS
4.375%	02/24/21	EUR	987	1,218,314

Peru — 0.3%
Minsur SA, Sr. Unsec’d. Notes, 144A
6.250%	02/07/24		3,320	3,461,100

Spain — 0.5%
Banco de Sabadell SA, Covered Bonds, RegS
0.875%	11/12/21	EUR	2,600	2,804,909
Cirsa Funding Luxembourg SA, Gtd. Notes, RegS
5.875%	05/15/23	EUR	630	702,962
Santander Issuances SAU, Gtd. Notes
5.179%	11/19/25		2,600	2,624,448
Gtd. Notes, MTN, RegS
3.250%	04/04/26	EUR	400	429,339

				6,561,658

Sweden — 0.4%
Nordea Bank AB, Sub. Notes, 144A
4.875%	05/13/21		1,980	2,127,308
Sub. Notes, EMTN, RegS
4.000%	03/29/21	EUR	1,190	1,432,967
Skandinaviska Enskilda Banken AB, Sub. Notes, EMTN, RegS
4.000%(c)	09/12/22	EUR	1,235	1,334,351

				4,894,626

Switzerland — 0.9%
Credit Suisse Group Funding Guernsey Ltd., Gtd. Notes
3.750%	03/26/25		1,287	1,267,440
3.800%	06/09/23		1,803	1,801,013
Dufry Finance SCA, Gtd. Notes, 144A
4.500%	08/01/23	EUR	985	1,109,444
Glencore Finance Europe SA, Gtd. Notes, EMTN, RegS
1.750%	03/17/25	EUR	387	389,045

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Switzerland (continued)
Glencore Funding LLC, Gtd. Notes, 144A
4.000%	04/16/25	(a)		853	$835,939
4.125%	05/30/23			965	971,118
4.625%	04/29/24			1,605	1,641,113
UBS AG, Sub. Notes
7.625%	08/17/22			1,975	2,239,156
UBS Group Funding Jersey Ltd., Gtd. Notes, 144A
4.125%	09/24/25			1,542	1,571,710

					11,825,978

United Arab Emirates
Abu Dhabi National Energy Co. PJSC, Sr. Unsec’d. Notes, MTN, 144A
3.625%	06/22/21			354	357,454

United Kingdom — 2.7%
Aviva PLC, Sub. Notes, EMTN, RegS
6.125%(c)	07/05/43		EUR	1,565	1,915,106
Barclays Bank PLC, Sub. Notes, EMTN, RegS
6.625%	03/30/22		EUR	690	889,606
Barclays PLC, Sub. Notes
5.200%	05/12/26			1,279	1,300,167
British Telecommunications PLC, Sr. Unsec’d. Notes
9.125%	12/15/30			340	518,731
HSBC Holdings PLC, Sub. Notes
4.375%	11/23/26			1,082	1,090,033
Lloyds Banking Group PLC, Gtd. Notes
3.100%	07/06/21			400	405,377
Sub. Notes
4.582%	12/10/25			1,807	1,815,735
4.650%	03/24/26			733	742,450
Nationwide Building Society, Sub. Notes, 144A
4.000%	09/14/26			3,390	3,229,856
Sub. Notes, EMTN, RegS
4.125%(c)	03/20/23		EUR	1,235	1,350,176
Rio Tinto Finance USA Ltd., Gtd. Notes
3.750%	06/15/25	(a)		497	511,814
Royal Bank of Scotland Group PLC, Jr. Sub. Notes
7.640%(c)	03/29/49			1,200	1,113,000
8.625%(c)	12/29/49			2,029	2,069,580
Sub. Notes
6.125%	12/15/22			1,275	1,355,750
Royal Bank of Scotland PLC (The), Sub. Notes, MTN, RegS
9.500%(c)	03/16/22			323	328,007
Santander UK Group Holdings PLC, Sr. Unsec’d. Notes
2.875%	08/05/21			3,290	3,217,143

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Sub. Notes, MTN, 144A
4.750%	09/15/25		1,341	$1,312,840
Santander UK PLC, Covered Bonds, EMTN, RegS
1.625%	11/26/20	EUR	2,093	2,339,691
4.250%	04/12/21	EUR	1,950	2,416,628
Sky Group Finance PLC, Gtd. Notes, RegS
5.750%	10/20/17	GBP	1,325	1,696,980
Standard Chartered PLC, Jr. Sub. Notes, 144A
6.409%(c)	01/29/49		2,500	1,912,500
Sub. Notes, EMTN, RegS
4.000%(c)	10/21/25	EUR	103	112,178
Sub. Notes, MTN, 144A
4.300%	02/19/27		1,293	1,226,059
Synlab Bondco PLC, Sr. Sec’d. Notes, 144A
6.250%	07/01/22	EUR	985	1,130,182
Yorkshire Power Finance Ltd., Gtd. Notes
7.250%	08/04/28	GBP	445	801,245

				34,800,834

United States — 13.1%
21st Century Fox America, Inc., Gtd. Notes
3.000%	09/15/22		602	599,171
AbbVie, Inc., Sr. Unsec’d. Notes
1.375%	05/17/24	EUR	2,550	2,718,365
2.500%	05/14/20		161	161,042
3.600%	05/14/25		1,599	1,583,790
ACE Capital Trust II, Ltd. Gtd. Notes
9.700%	04/01/30		2,220	3,251,756
Actavis Funding SCS, Gtd. Notes
3.000%	03/12/20		1,462	1,482,268
Allison Transmission, Inc., Gtd. Notes, 144A
5.000%	10/01/24		482	486,819
American Express Credit Corp., Sr. Unsec’d. Notes
0.625%	11/22/21	EUR	1,860	1,974,817
American Tower Corp., Sr. Unsec’d. Notes
5.050%	09/01/20		445	477,537
5.900%	11/01/21		895	1,002,162
Apache Corp., Sr. Unsec’d. Notes
6.900%	09/15/18		1,105	1,196,377
AT&T, Inc., Sr. Unsec’d. Notes
2.500%	03/15/23	EUR	985	1,129,808
3.000%	02/15/22		690	683,265
3.400%	05/15/25		1,580	1,522,840
3.600%	02/17/23		756	762,441
4.750%	05/15/46		418	396,021

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
5.800%	02/15/19			895	$962,329
Bank of America Corp., Sr. Unsec’d. Notes, EMTN, RegS
1.625%	09/14/22		EUR	938	1,032,973
Sr. Unsec’d. Notes, MTN
4.875%	04/01/44			1,725	1,871,747
Sub. Notes, MTN
4.000%	01/22/25			1,007	1,008,265
Baxalta, Inc., Gtd. Notes
5.250%	06/23/45			985	1,051,405
Becton Dickinson and Co., Sr. Unsec’d. Notes
1.900%	12/15/26		EUR	1,863	2,017,377
2.675%	12/15/19			604	612,825
3.734%	12/15/24			274	280,198
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
1.125%	03/16/27		EUR	100	103,253
Berry Plastics Corp., Sec’d. Notes
5.125%	07/15/23	(a)		1,007	1,024,623
Biogen, Inc., Sr. Unsec’d. Notes
2.900%	09/15/20			1,080	1,093,774
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes
3.850%	02/01/25			390	384,037
Carnival Corp., Gtd. Notes
1.625%	02/22/21		EUR	2,800	3,091,908
CenturyLink, Inc., Sr. Unsec’d. Notes
6.450%	06/15/21			941	990,403
7.500%	04/01/24			850	892,499
CF Industries, Inc., Gtd. Notes
4.950%	06/01/43			1,097	896,798
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes
3.579%	07/23/20			985	1,004,931
4.908%	07/23/25			3,090	3,256,644
Cheniere Corpus Christi Holdings LLC, Sr. Sec’d. Notes, 144A
5.875%	03/31/25			1,291	1,317,220
CMS Energy Corp., Sr. Unsec’d. Notes
5.050%	03/15/22			985	1,079,048
Communications Sales & Leasing, Inc./CSL Capital LLC, Sr. Sec’d. Notes, 144A
6.000%	04/15/23			296	305,619
ConocoPhillips Co., Gtd. Notes
5.750%	02/01/19			2,620	2,814,839
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A
2.950%	06/30/23			270	254,093

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
CSC Holdings LLC, Gtd. Notes, 144A
6.625%	10/15/25		995	$1,087,038
Sr. Unsec’d. Notes
6.750%	11/15/21		375	403,125
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Gtd. Notes, 144A
7.125%	06/15/24	(a)	1,073	1,191,221
Sr. Sec’d. Notes, 144A
4.420%	06/15/21		1,935	2,002,232
5.450%	06/15/23		1,935	2,052,530
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes
4.875%	11/01/43		498	353,744
Discovery Communications LLC, Gtd. Notes
4.875%	04/01/43		540	499,011
eBay, Inc., Sr. Unsec’d. Notes
3.800%	03/09/22		737	761,418
Enbridge Energy Partners LP, Sr. Unsec’d. Notes
4.375%	10/15/20		2,750	2,870,923
Energy Transfer Partners LP, Sr. Unsec’d. Notes
4.650%	06/01/21		790	820,232
4.900%	02/01/24		490	506,829
EnLink Midstream Partners LP, Sr. Unsec’d. Notes
4.150%	06/01/25		2,565	2,489,753
Entergy Corp., Sr. Unsec’d. Notes
4.000%	07/15/22		1,789	1,870,716
Enterprise Products Operating LLC, Gtd. Notes
4.900%	05/15/46		1,050	1,077,826
FedEx Corp., Gtd. Notes
1.000%	01/11/23		EUR 3,820	4,072,314
Fidelity National Information Services, Inc., Gtd. Notes
3.500%	04/15/23		335	339,266
Sr. Unsec’d. Notes
5.000%	10/15/25		3	3,267
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
5.875%	08/02/21		3,050	3,368,322
General Electric Co., Jr. Sub. Notes
5.000%(c)	12/29/49		791	820,821
General Motors Financial Co., Inc., Gtd. Notes
3.100%	01/15/19		2,205	2,228,402
3.250%	05/15/18		153	155,005
Gilead Sciences, Inc., Sr. Unsec’d. Notes
3.650%	03/01/26		1,190	1,206,585

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.350%	11/15/21			1,453	$1,411,677
5.750%	01/24/22			1,875	2,107,903
Sr. Unsec’d. Notes, EMTN, RegS
1.625%	07/27/26		EUR	2,020	2,108,082
Sr. Unsec’d. Notes, GMTN
7.500%	02/15/19			400	443,432
Sr. Unsec’d. Notes, MTN
6.000%	06/15/20			1,280	1,419,444
Sub. Notes
5.150%	05/22/45			490	515,313
HCA, Inc., Sr. Sec’d. Notes
4.500%	02/15/27			278	273,135
5.250%	06/15/26			440	454,849
HCP, Inc., Sr. Unsec’d. Notes
5.375%	02/01/21			45	49,158
Healthcare Trust of America Holdings LP, Gtd. Notes
3.375%	07/15/21			483	486,426
Herc Rentals, Inc., Sec’d. Notes, 144A
7.750%	06/01/24	(a)		900	946,125
Hertz Corp. (The), Gtd. Notes
6.750%	04/15/19			352	351,999
Gtd. Notes, 144A
5.500%	10/15/24	(a)		1,355	1,183,931
Hess Corp., Sr. Unsec’d. Notes
4.300%	04/01/27			2,309	2,298,429
Hill-Rom Holdings, Inc., Gtd. Notes, 144A
5.750%	09/01/23			277	286,003
HP, Inc., Sr. Unsec’d. Notes
4.650%	12/09/21			1,385	1,478,343
HSBC Finance Corp., Sub. Notes
6.676%	01/15/21			940	1,056,599
Humana, Inc., Sr. Unsec’d. Notes
7.200%	06/15/18			835	897,569
International Game Technology PLC, Sr. Sec’d. Notes, 144A
6.500%	02/15/25			416	446,159
Sr. Sec’d. Notes, RegS
4.750%	02/15/23		EUR	1,040	1,193,310
Kinder Morgan, Inc., Gtd. Notes, 144A
5.000%	02/15/21			1,954	2,081,354
KLA-Tencor Corp., Sr. Unsec’d. Notes
4.650%	11/01/24			2,217	2,346,943
Kohl’s Corp., Sr. Unsec’d. Notes
5.550%	07/17/45			1,565	1,494,558

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Kraft Heinz Foods Co., Gtd. Notes
2.800%	07/02/20			1,480	$1,494,063
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes
3.200%	02/01/22			139	140,155
3.600%	02/01/25			835	831,344
Lam Research Corp., Sr. Unsec’d. Notes
2.800%	06/15/21			1,299	1,292,004
Lamb Weston Holdings, Inc., Gtd. Notes, 144A
4.625%	11/01/24			390	390,975
Level 3 Financing, Inc., Gtd. Notes
5.375%	01/15/24			722	729,219
LifePoint Health, Inc., Gtd. Notes
5.875%	12/01/23	(a)		1,471	1,489,388
Lincoln National Corp., Sr. Unsec’d. Notes
8.750%	07/01/19			123	141,522
LKQ Italia Bondco SpA, Gtd. Notes, 144A
3.875%	04/01/24		EUR	300	335,691
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A
8.875%	06/01/39			540	810,626
MEDNAX, Inc., Gtd. Notes, 144A
5.250%	12/01/23			876	902,279
Micron Technology, Inc., Sr. Sec’d. Notes, 144A
7.500%	09/15/23			1,197	1,325,678
Monongahela Power Co., First Mortgage, 144A
4.100%	04/15/24			150	157,277
Morgan Stanley, Sr. Unsec’d. Notes, GMTN
1.375%	10/27/26		EUR	1,260	1,293,188
Sr. Unsec’d. Notes, MTN
3.875%	04/29/24			2,415	2,476,752
5.625%	09/23/19			2,006	2,174,424
Mosaic Co. (The), Sr. Unsec’d. Notes
5.625%	11/15/43			880	848,052
Mylan NV, Gtd. Notes, 144A
3.150%	06/15/21			2,424	2,378,882
3.950%	06/15/26			483	452,015
Nabors Industries, Inc., Gtd. Notes
6.150%	02/15/18			361	374,538
Gtd. Notes, 144A
5.500%	01/15/23			1,299	1,352,584
Nationwide Mutual Insurance Co., Sub. Notes, 144A
9.375%	08/15/39			740	1,117,710

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Navient Corp., Sr. Unsec’d. Notes
6.625%	07/26/21		1,965	$2,077,988
Newell Brands, Inc., Sr. Unsec’d. Notes
3.150%	04/01/21		2,198	2,236,896
3.850%	04/01/23		887	920,091
Noble Energy, Inc., Sr. Unsec’d. Notes
8.250%	03/01/19		115	129,180
Novelis Corp., Gtd. Notes, 144A
6.250%	08/15/24		866	917,960
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
3.375%	02/01/22		2,518	2,539,300
Philip Morris International, Inc., Sr. Unsec’d. Notes
2.125%	05/10/23		1,696	1,617,116
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
3.600%	11/01/24		1,725	1,651,696
PulteGroup, Inc., Gtd. Notes
5.000%	01/15/27		1,965	1,866,750
Reynolds American, Inc., Gtd. Notes
4.450%	06/12/25		1,953	2,061,999
5.850%	08/15/45		790	935,460
S&P Global, Inc., Gtd. Notes
4.400%	02/15/26		1,896	2,005,693
Seagate HDD Cayman, Gtd. Notes
4.750%	06/01/23		821	813,816
4.750%	01/01/25		635	604,961
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A
3.360%	03/20/23		1,890	1,893,534
SPX FLOW, Inc., Gtd. Notes, 144A
5.875%	08/15/26		901	901,000
TECO Finance, Inc., Gtd. Notes
5.150%	03/15/20		533	566,000
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes
0.750%	09/12/24	EUR	829	844,685
Time Warner, Inc., Gtd. Notes
3.550%	06/01/24		1,090	1,081,136
3.600%	07/15/25		2,520	2,505,888
T-Mobile USA, Inc., Gtd. Notes
6.500%	01/15/26		205	221,656
Total System Services, Inc., Sr. Unsec’d. Notes
3.750%	06/01/23		2,092	2,077,764

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		1,190	$1,205,507
Transocean, Inc., Gtd. Notes, 144A
9.000%	07/15/23		1,540	1,578,500
Tyson Foods, Inc., Gtd. Notes
2.650%	08/15/19		390	393,717
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A
4.500%	05/15/23	EUR	1,070	811,302
5.875%	05/15/23		1,365	1,030,575
6.125%	04/15/25		566	425,208
Verizon Communications, Inc., Sr. Unsec’d. Notes
4.272%	01/15/36		195	186,640
4.862%	08/21/46		1,994	2,020,508
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes
3.300%	11/18/21		2,075	2,113,950
Western Digital Corp., Sr. Sec’d. Notes, 144A
7.375%	04/01/23		1,785	1,963,500
Williams Partners LP, Sr. Unsec’d. Notes
3.900%	01/15/25		940	921,911
4.125%	11/15/20		275	285,905
4.500%	11/15/23		290	297,895
Wyndham Worldwide Corp., Sr. Unsec’d. Notes
4.250%	03/01/22		123	127,189
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes
6.375%	05/15/25		1,599	1,670,955

				170,298,805

TOTAL CORPORATE BONDS (cost $306,820,107)				305,394,823

FOREIGN GOVERNMENT BONDS — 42.8%
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A
6.250%	04/22/19		1,406	1,500,905
6.875%	04/22/21		2,700	2,875,499
Australia Government Bond (Australia), Sr. Unsec’d. Notes, RegS
4.250%	04/21/26	AUD	11,115	9,030,590
Brazil Notas do Tesouro Nacional (Brazil), Notes
10.000%	01/01/25	BRL	65,135	18,568,499
10.000%	01/01/27	BRL	60,190	17,036,214
Sr. Unsec’d. Notes
10.000%	01/01/17	BRL	9,885	3,034,945
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes
4.875%	01/22/21		788	811,639

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Bundesrepublik Deutschland (Germany), Bonds, RegS
0.127%(s)	08/15/26	EUR	1,355	$1,399,812
0.500%	02/15/25	EUR	3,779	4,155,318
0.500%	02/15/26	EUR	705	768,544
2.500%	01/04/21	EUR	630	748,415
2.500%	07/04/44	EUR	8,415	12,318,987
2.500%	08/15/46	EUR	3,703	5,483,850
5.500%	01/04/31	EUR	3,365	5,965,194
6.250%	01/04/30	EUR	4,155	7,625,828
Caisse Francaise de Financement Local (France), Covered Bonds, EMTN
3.625%	02/26/18	EUR	360	395,816
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes, 144A Gov’t. Gtd. Notes
2.250%	12/15/25	CAD	5,875	4,408,930
2.550%	03/15/25	CAD	12,010	9,280,076
3.350%	12/15/20	CAD	33,255	26,665,177
3.800%	06/15/21	CAD	44,775	36,702,395
Colombian TES (Colombia), Bonds
7.000%	05/04/22	COP	19,202,700	6,488,530
French Republic Government Bond OAT (France), Bonds, RegS
2.500%	05/25/30	EUR	1,770	2,223,167
3.250%	05/25/45	EUR	725	1,050,227
Italy Buoni Poliennali del Tesoro (Italy), Bonds
1.250%	12/01/26	EUR	13,805	13,791,907
5.500%	11/01/22	EUR	10,360	13,697,833
Unsec’d. Notes, RegS, 144A
2.700%	03/01/47	EUR	5,865	5,922,972
Bonds
1.350%	04/15/22	EUR	19,100	20,661,609
4.500%	05/01/23	EUR	875	1,112,237
Bonds, RegS
4.500%	02/01/20	EUR	1,580	1,885,728
Sr. Unsec’d. Notes
3.750%	05/01/21	EUR	15,270	18,304,518
Japan Government Ten Year Bond (Japan), Sr. Unsec’d. Notes
0.100%	03/20/26	JPY	3,645,500	31,435,673
Japan Government Twenty Year Bond (Japan), Sr. Unsec’d. Notes
0.500%	09/20/36	JPY	3,102,150	26,169,804
1.400%	09/20/34	JPY	1,865,450	18,529,206
Japanese Government CPI Linked Bond (Japan), Sr. Unsec’d. Notes
0.100%	03/10/26	JPY	3,514,600	31,955,560
Mexican Bonos (Mexico), Bonds
6.500%	06/10/21	MXN	245,515	11,549,052
8.000%	06/11/20	MXN	547,620	27,187,058
10.000%	12/05/24	MXN	59,377	3,314,654
Sr. Unsec’d. Notes
7.750%	11/13/42	MXN	37,575	1,785,392
New Zealand Government Bond (New Zealand), Sr. Unsec’d. Notes, RegS
5.500%	04/15/23	NZD	2,710	2,153,607

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Poland Government Bond (Poland), Bonds
5.750%	10/25/21	PLN	5,570	$1,499,434
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS, 144A
2.875%	10/15/25	EUR	7,982	7,971,874
Province of Ontario (Canada), Sr. Unsec’d. Notes
2.400%	06/02/26	CAD	268	198,110
Unsec’d. Notes
2.600%	06/02/25	CAD	622	470,958
Province of Quebec (Canada), Unsec’d. Notes
2.750%	09/01/25	CAD	980	749,125
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A
5.750%	06/15/19		1,893	1,973,831
Republic of Angola Via Northern Lights III BV (Angola), Sr. Sec’d. Notes, RegS
7.000%	08/16/19		1,853	1,874,435
Russian Federal Bond (Russia), Bonds
6.400%	05/27/20	RUB	461,285	7,123,392
South Africa Government Bond (South Africa), Bonds
8.250%	09/15/17	ZAR	75,275	5,497,466
10.500%	12/21/26	ZAR	14,795	1,187,740
Spain Government Bond (Spain), Sr. Unsec’d. Notes, RegS, 144A
2.750%	10/31/24	EUR	22,530	26,665,884
2.900%	10/31/46	EUR	611	683,227
4.700%	07/30/41	EUR	550	824,649
4.850%	10/31/20	EUR	3,055	3,792,377
Unsec’d. Notes, RegS, 144A
1.300%	10/31/26	EUR	12,691	13,265,287
Sweden Government Bond (Sweden), Bonds Bonds
3.500%	06/01/22	SEK	48,235	6,333,881
Turkey Government Bond (Turkey), Bonds
9.400%	07/08/20	TRY	8,805	2,401,659
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes
4.875%	10/09/26		3,320	3,071,651
United Kingdom Gilt (United Kingdom), Bonds, RegS
2.000%	09/07/25	GBP	11,500	15,229,967
2.500%	07/22/65	GBP	6,210	9,723,607
4.250%	06/07/32	GBP	1,135	1,898,874
4.250%	12/07/40	GBP	1,430	2,581,656
4.750%	12/07/30	GBP	5,830	10,089,086
Unsec’d. Notes, RegS
3.250%	01/22/44	GBP	1,475	2,349,180
Bonds, RegS
1.750%	09/07/22	GBP	2,330	3,042,278
2.250%	09/07/23	GBP	8,925	12,034,704

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.500%	12/07/42		GBP 2,840	$5,417,007

TOTAL FOREIGN GOVERNMENT BONDS (cost $580,664,503)				555,946,706

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.7%
Alternative Loan Trust, Series 2005-64CB, Class 1A15
5.500%	12/25/35		1,220	1,134,711
Series 2006-11CB, Class 1A1
6.000%	05/25/36		1,368	1,106,135
Series 2006-25CB, Class A2
6.000%	10/25/36		1,212	1,042,598
Bellemeade Re II Ltd. (Bermuda), Series 2016-1A, Class M2A, 144A
5.256%(c)	04/25/26	(g)	3,415	3,432,816
Series 2016-1A, Class M2B, 144A
7.256%(c)	04/25/26	(g)	6,032	6,114,044
Fannie Mae Connecticut Avenue Securities, Series 2014-C02, Class 1M1
1.706%(c)	05/25/24	(x)	533	533,960
Series 2014-C04, Class 2M1
2.856%(c)	11/25/24	(x)	25	24,580
Series 2015-C02, Class 2M1
1.956%(c)	05/25/25	(x)	42	42,326
Series 2015-C03, Class 1M1
2.256%(c)	07/25/25	(x)	280	280,369
Series 2015-C03, Class 1M2
5.756%(c)	07/25/25	(x)	1,607	1,732,397
Series 2015-C03, Class 2M1
2.256%(c)	07/25/25	(x)	133	133,073
Series 2015-C03, Class 2M2
5.756%(c)	07/25/25	(x)	1,000	1,073,904
Series 2015-C04, Class 2M1
2.456%(c)	04/25/28	(x)	3,587	3,598,156
Series 2015-C04, Class 2M2
6.306%(c)	04/25/28	(x)	2,400	2,618,845
Series 2016-C01, Class 1M2
7.506%(c)	08/25/28	(x)	2,892	3,355,980
Series 2016-C01, Class 2M2
7.706%(c)	08/25/28	(x)	818	942,578
Series 2016-C02, Class 1M2
6.756%(c)	09/25/28	(x)	2,647	2,958,494
Series 2016-C03, Class 1M2
6.056%(c)	10/25/28	(x)	432	472,836
Series 2016-C03, Class 2M2
6.656%(c)	10/25/28	(x)	2,731	3,018,431
Series 2016-C04, Class 1M2
5.006%(c)	01/25/29	(x)	1,227	1,272,190
Series 2016-C05, Class 2M2
5.206%(c)	01/25/29	(x)	3,299	3,430,132
Series 2016-C07, Class 2M2
5.106%(c)	04/25/29	(x)	1,043	1,072,653
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-HQ2, Class M1
2.206%(c)	09/25/24	(x)	409	410,029
Series 2015-DN1, Class M3
4.906%(c)	01/25/25	(x)	2,965	3,123,967
Series 2015-DNA2, Class M2

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.356%(c)	12/25/27	(x)	1,532	$1,560,864
Series 2015-DNA3, Class M3
5.456%(c)	04/25/28	(x)	684	739,986
Series 2015-HQ1, Class M2
2.956%(c)	03/25/25	(x)	2,065	2,083,308
Series 2015-HQA1, Class M2
3.406%(c)	03/25/28	(x)	2,354	2,401,232
Series 2015-HQA2, Class M2
3.556%(c)	05/25/28	(x)	2,771	2,844,200
Series 2015-HQA2, Class M3
5.556%(c)	05/25/28	(x)	498	536,174
Series 2016-DNA1, Class M2
3.656%(c)	07/25/28	(x)	1,141	1,174,507
Series 2016-DNA2, Class M3
5.406%(c)	10/25/28	(x)	1,114	1,187,489
Series 2016-DNA3, Class M2
2.756%(c)	12/25/28	(x)	713	719,637
Series 2016-DNA4, Class M2
2.056%(c)	03/25/29	(x)	634	632,823
Series 2016-HQA1, Class M3
7.106%(c)	09/25/28	(x)	1,182	1,359,351
JPMorgan Madison Avenue Securities Trust Series, Series 2014-CH1, Class M2, 144A
5.006%(c)	11/25/24	(g)	1,218	1,209,165
Series 2015-CH1, Class M1, 144A
2.756%(c)	10/25/25	(g)	904	896,540

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $58,119,940)				60,270,480

U.S. GOVERNMENT AGENCY OBLIGATION — 1.2%
Federal National Mortgage Assoc.
4.000%	TBA	(t)	14,395	15,133,587

(cost $15,130,495)
U.S. TREASURY OBLIGATIONS — 23.6%
U.S. Treasury Bonds
3.000%	11/15/45		15,105	14,898,484
5.375%	02/15/31		10,235	13,631,741
U.S. Treasury Inflation Indexed Bonds
0.250%	01/15/25		19,872	19,944,422
0.375%	07/15/25		12,947	13,124,548
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/18		6,445	6,800,442
0.125%	04/15/19		24,755	25,854,536
U.S. Treasury Notes
1.125%	12/31/19		55,899	55,355,270
1.125%	07/31/21		17,405	16,824,387
1.250%	03/31/21		10,900	10,648,363
1.375%	03/31/20		19,630	19,527,257
1.375%	04/30/20		50,805	50,477,562
1.625%	05/15/26		10,380	9,679,350
2.000%	08/31/21		5,580	5,602,231
2.000%	02/15/23		4,484	4,447,043
2.375%	08/15/24		5,160	5,183,984

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
2.500%	05/15/24	28,830	$29,261,326
2.625%	08/15/20	5,590	5,779,971

TOTAL U.S. TREASURY OBLIGATIONS (cost $311,163,702)			307,040,917

	Shares
PREFERRED STOCK — 0.1%
United States
Citigroup Capital XIII, 7.409% (cost $1,358,674)	53,000	1,368,459

TOTAL LONG-TERM INVESTMENTS (cost $1,311,896,756)		1,282,836,522

SHORT-TERM INVESTMENTS — 1.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	7,263,000	7,263,000
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost $10,163,265; includes $10,136,513 of cash collateral for securities on loan)(b)(w)	10,160,352	10,162,384

TOTAL AFFILIATED MUTUAL FUNDS (cost $17,426,265)(Note 4)		17,425,384

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Currency Option South African Rand vs United States Dollar,
expiring 02/27/17, Strike Price 13.31	Credit Suisse First Boston Corp.	ZAR	86,836	80,363
Currency Option Turkish Lira vs Euro,
expiring 04/12/17, Strike Price 3.65	Citigroup Global Markets	TRY	22,119	75,306

				155,669

Put Options
Interest Rate Swap Options,
Pay a fixed rate of 1.42% and receive a floating rate based on 6 Month Euribor, expiring 01/03/17	JPMorgan Chase	EUR	12,200	1,147

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
Pay a fixed rate of 1.46% and receive a floating rate based on 6 Month Euribor, expiring 01/05/17	Citigroup Global Markets	EUR	12,200	$1,283

				2,430

TOTAL OPTIONS PURCHASED (cost $460,791)				158,099

TOTAL SHORT-TERM INVESTMENTS (cost $17,887,056)				17,583,483

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN —100.1% (cost $1,329,783,812)				1,300,420,005

OPTIONS WRITTEN*
Call Options
Currency Option British Pound vs Euro,
expiring 01/19/17, Strike Price 0.83	Deutsche Bank AG	GBP	5,136	(7,266)
expiring 01/19/17, Strike Price 0.83	JPMorgan Chase	GBP	5,132	(7,260)
Interest Rate Swap Options,
Pay a fixed rate of 0.98% and receive a floating rate based on 6 Month LIBOR, expiring 01/09/17	JPMorgan Chase	GBP	5,280	(37,490)
Pay a fixed rate of 1.02% and receive a floating rate based on 6 Month LIBOR, expiring 01/12/17	JPMorgan Chase	GBP	5,250	(48,768)
Pay a fixed rate of 0.99% and receive a floating rate based on 6 Month LIBOR, expiring 01/13/17	Barclays Capital Group	GBP	5,220	(38,986)
Pay a fixed rate of 0.95% and receive a floating rate based on 6 Month LIBOR, expiring 01/16/17	Morgan Stanley	GBP	5,230	(30,730)
Pay a fixed rate of 1.03% and receive a floating rate based on 6 Month LIBOR, expiring 01/16/17	Citigroup Global Markets	GBP	5,330	(38,232)
Pay a fixed rate of 0.79% and receive a floating rate based on 6 Month LIBOR, expiring 01/20/17	JPMorgan Chase	JPY	137,700	(10,061)

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Call Options (continued)
Pay a fixed rate of 0.98% and receive a floating rate based on 6 Month LIBOR, expiring 01/23/17	JPMorgan Chase	GBP	5,300	$(40,226)
Pay a fixed rate of 1.36% and receive a floating rate based on 6 Month LIBOR, expiring 01/23/17	Morgan Stanley	GBP	2,730	(494)
Pay a fixed rate of 0.94% and receive a floating rate based on 6 Month LIBOR, expiring 01/30/17	Barclays Capital Group	GBP	5,370	(333)
Pay a fixed rate of 1.24% and receive a floating rate based on 6 Month LIBOR, expiring 01/30/17	Citigroup Global Markets	GBP	2,750	(28,293)

				(288,139)

Put Options
Currency Option Chinese Renminbi vs United States Dollar,
expiring 03/29/17, Strike Price 7.33	JPMorgan Chase	CNH	47,622	(44,677)
Currency Option Mexican Peso vs United States Dollar,
expiring 01/18/17, Strike Price 21.00	JPMorgan Chase	MXN	135,870	(39,552)
Currency Option Norwegian Krone vs Euro,
expiring 01/13/17, Strike Price 9.11	Goldman Sachs & Co.	NOK	56,174	(33,358)
expiring 01/13/17, Strike Price 9.11	JPMorgan Chase	NOK	55,536	(33,559)
Currency Option South African Rand vs United States Dollar,
expiring 02/27/17, Strike Price 15.36	Credit Suisse First Boston Corp.	ZAR	100,224	(35,207)
Currency Option Turkish Lira vs Euro,
expiring 04/12/17, Strike Price 4.11	Citigroup Global Markets	TRY	24,907	(80,895)
Interest Rate Swap Options,
Receive a fixed rate of 0.83% and pay a floating rate based on 6 Month Euribor, expiring 01/03/17	Citigroup Global Markets	EUR	31,050	(314)
Receive a fixed rate of 1.88% and pay a floating rate based on 3 Month LIBOR, expiring 01/09/17	Goldman Sachs & Co.		6,790	(34,507)

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#	Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 2.38% and pay a floating rate based on 3 Month LIBOR, expiring 01/12/17	Citigroup Global Markets	3,620	$(12,271)
Receive a fixed rate of 2.66% and pay a floating rate based on 3 Month LIBOR, expiring 01/13/17	Citigroup Global Markets	1,550	(8,273)
Receive a fixed rate of 2.48% and pay a floating rate based on 3 Month LIBOR, expiring 01/17/17	Morgan Stanley	3,640	(6,238)
Receive a fixed rate of 2.09% and pay a floating rate based on 3 Month LIBOR, expiring 01/19/17	Citigroup Global Markets	6,780	(9,321)
Receive a fixed rate of 2.46% and pay a floating rate based on 3 Month LIBOR, expiring 01/23/17	Deutsche Bank AG	3,550	(10,088)
Receive a fixed rate of 2.48% and pay a floating rate based on 3 Month LIBOR, expiring 01/23/17	Barclays Capital Group	3,560	(89)
Receive a fixed rate of 2.04% and pay a floating rate based on 3 Month LIBOR, expiring 01/30/17	JPMorgan Chase	6,750	(19,138)
Receive a fixed rate of 2.12% and pay a floating rate based on 3 Month LIBOR, expiring 01/30/17	Goldman Sachs & Co.	6,740	(11,972)
Receive a fixed rate of 2.31% and pay a floating rate based on 3 Month LIBOR, expiring 01/30/17	JPMorgan Chase	3,610	(26,209)

			(405,668)

TOTAL OPTIONS WRITTEN (premiums received $1,060,541)			(693,807)

Value (Note 2)
TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 100.1% (cost $1,328,723,271)	$1,299,726,198
Liabilities in excess of other assets(z) — (0.1)%	(751,343)

NET ASSETS — 100.0%	$1,298,974,855

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,938,654; cash collateral of $10,136,513 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $14,395,000 is approximately 1.1% of net assets.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
173	5 Year U.S. Treasury Notes	Mar. 2017	$20,442,383	$20,355,883	$(86,500)

Short Positions:
263	10 Year Canadian Government Bonds	Mar. 2017	27,200,454	26,939,552	260,902
7	10 Year Japanese Bonds	Mar. 2017	9,004,321	8,998,332	5,989
313	10 Year U.S. Treasury Notes	Mar. 2017	39,093,211	38,900,031	193,180
2	30 Year Euro Buxl	Mar. 2017	358,871	365,313	(6,442)
93	Euro-OAT	Mar. 2017	14,610,182	14,862,692	(252,510)

					201,119

					$114,619

Cash and foreign currencies of $1,299,845 has been segregated with Morgan Stanley to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/26/17	BNP Paribas	ARS	1,580	$90,828	$97,172	$6,344
Expiring 01/31/17	BNP Paribas	ARS	1,590	90,828	97,348	6,520
Expiring 02/03/17	BNP Paribas	ARS	1,599	90,828	97,724	6,896
Expiring 02/13/17	BNP Paribas	ARS	1,622	91,923	98,581	6,658
Expiring 02/13/17	BNP Paribas	ARS	1,618	91,923	98,301	6,378
Expiring 02/13/17	BNP Paribas	ARS	1,603	90,828	97,406	6,578
Expiring 02/13/17	BNP Paribas	ARS	1,599	90,828	97,130	6,302
Expiring 02/16/17	BNP Paribas	ARS	3,254	183,846	197,360	13,514
Expiring 02/16/17	BNP Paribas	ARS	1,632	91,923	98,959	7,036
Expiring 02/17/17	BNP Paribas	ARS	3,273	183,846	198,355	14,509
Expiring 02/21/17	BNP Paribas	ARS	9,928	551,537	600,294	48,757
Expiring 02/23/17	BNP Paribas	ARS	1,673	91,923	101,039	9,116
Expiring 02/24/17	BNP Paribas	ARS	3,207	175,254	193,575	18,321
Expiring 02/27/17	BNP Paribas	ARS	1,777	95,541	107,065	11,524
Expiring 02/28/17	BNP Paribas	ARS	940	50,132	56,598	6,466
Expiring 03/01/17	BNP Paribas	ARS	953	50,132	57,316	7,184
Expiring 03/02/17	BNP Paribas	ARS	1,076	55,180	64,706	9,526
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	122,590	37,614,716	37,606,835	(7,881)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	10,379	3,090,902	3,184,031	93,129
Expiring 01/04/17	Goldman Sachs & Co.	BRL	9,885	3,033,046	3,032,410	(636)
Expiring 01/04/17	JPMorgan Chase	BRL	122,096	37,190,335	37,455,214	264,879
Canadian Dollar,
Expiring 02/03/17	Bank of America	CAD	8,281	6,132,931	6,170,431	37,500
Expiring 02/03/17	Credit Suisse First Boston Corp.	CAD	20,752	15,621,510	15,462,658	(158,852)
Euro,
Expiring 01/25/17	Bank of America	EUR	794	845,110	836,645	(8,465)
Expiring 01/25/17	JPMorgan Chase	EUR	5,628	5,947,610	5,933,169	(14,441)
Indonesian Rupiah,
Expiring 03/14/17	Standard Chartered PLC	IDR	87,230,480	6,474,466	6,404,195	(70,271)
Japanese Yen,
Expiring 01/25/17	BNP Paribas	JPY	1,647,284	14,083,280	14,116,330	33,050
Expiring 01/25/17	JPMorgan Chase	JPY	1,579,221	13,493,194	13,533,071	39,877
Mexican Peso,
Expiring 01/11/17	Bank of New York Mellon	MXN	34,691	1,693,284	1,670,301	(22,983)
Expiring 01/11/17	BNP Paribas	MXN	197,329	9,541,684	9,501,012	(40,672)
Expiring 01/11/17	JPMorgan Chase	MXN	129,997	6,371,878	6,259,121	(112,757)

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Mexican Peso (continued),
Expiring 01/20/17	Credit Suisse First Boston Corp.	MXN	29,398	$1,436,340	$1,413,410	$(22,930)
Russian Ruble,
Expiring 01/17/17	Bank of America	RUB	417,155	6,363,677	6,773,134	409,457
Expiring 01/17/17	Bank of America	RUB	413,911	6,404,797	6,720,468	315,671
South African Rand,
Expiring 03/01/17	Credit Suisse First Boston Corp.	ZAR	39,137	2,740,500	2,816,718	76,218
Turkish Lira,
Expiring 02/08/17	JPMorgan Chase	TRY	5,719	1,611,053	1,607,830	(3,223)

				$181,857,613	$182,855,912	998,299

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/19/17	Barclays Capital Group	AUD	25,945	$19,587,501	$18,713,180	$874,321
Expiring 01/19/17	BNP Paribas	AUD	8,743	6,445,711	6,305,798	139,913
Expiring 01/19/17	Goldman Sachs & Co.	AUD	12,978	9,975,785	9,360,719	615,066
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	122,590	35,710,367	37,606,834	(1,896,467)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	10,379	3,184,698	3,184,031	667
Expiring 01/04/17	Goldman Sachs & Co.	BRL	9,885	2,149,614	3,032,410	(882,796)
Expiring 01/04/17	JPMorgan Chase	BRL	122,096	37,463,065	37,455,214	7,851
Expiring 01/06/17	Goldman Sachs & Co.	BRL	10,379	3,087,409	3,182,047	(94,638)
Expiring 02/02/17	JPMorgan Chase	BRL	122,096	36,865,252	37,127,534	(262,282)
British Pound,
Expiring 01/20/17	BNP Paribas	GBP	6,854	8,578,237	8,451,835	126,402
Expiring 01/20/17	Citigroup Global Markets	GBP	43,805	54,646,165	54,017,873	628,292
Expiring 01/20/17	Standard Chartered PLC	GBP	3,954	4,947,823	4,875,542	72,281
Canadian Dollar,
Expiring 02/03/17	BNP Paribas	CAD	17,414	12,911,877	12,975,337	(63,460)
Expiring 02/03/17	Goldman Sachs & Co.	CAD	175,428	131,413,358	130,714,805	698,553
Chinese Renminbi,
Expiring 03/31/17	Australia and New Zealand Banking Group	CNH	15,046	2,117,671	2,110,560	7,111
Expiring 03/31/17	JPMorgan Chase	CNH	30,091	4,233,703	4,220,925	12,778
Euro,
Expiring 01/25/17	Bank of New York Mellon	EUR	1,856	2,001,053	1,956,988	44,065
Expiring 01/25/17	Bank of New York Mellon	EUR	1,811	1,924,481	1,908,527	15,954
Expiring 01/25/17	Bank of New York Mellon	EUR	513	542,973	540,204	2,769
Expiring 01/25/17	Bank of New York Mellon	EUR	387	405,336	407,656	(2,320)
Expiring 01/25/17	Bank of New York Mellon	EUR	243	261,788	256,586	5,202
Expiring 01/25/17	BNP Paribas	EUR	177,899	194,327,308	187,533,534	6,793,774
Expiring 01/25/17	BNP Paribas	EUR	2,468	2,652,837	2,601,364	51,473
Expiring 01/25/17	Citigroup Global Markets	EUR	855	890,835	901,438	(10,603)
Expiring 01/25/17	Credit Suisse First Boston Corp.	EUR	20,930	22,809,997	22,063,226	746,771
Expiring 01/25/17	Credit Suisse First Boston Corp.	EUR	4,926	5,242,165	5,192,396	49,769
Expiring 01/25/17	Goldman Sachs & Co.	EUR	10,281	10,965,424	10,837,521	127,903
Expiring 01/25/17	JPMorgan Chase	EUR	4,111	4,294,266	4,333,135	(38,869)
Expiring 01/25/17	JPMorgan Chase	EUR	2,168	2,309,285	2,285,321	23,964
Japanese Yen,
Expiring 01/25/17	Hong Kong & Shanghai Bank	JPY	12,807,371	113,105,851	109,752,248	3,353,603
Mexican Peso,
Expiring 01/11/17	Citigroup Global Markets	MXN	1,151,057	56,567,164	55,421,208	1,145,956
Expiring 01/20/17	JPMorgan Chase	MXN	29,397	1,436,340	1,413,409	22,931
New Zealand Dollar,
Expiring 01/19/17	JPMorgan Chase	NZD	2,944	2,086,555	2,043,979	42,576

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Polish Zloty,
Expiring 01/05/17	Goldman Sachs &Co.	PLN	6,582	$1,712,366	$1,572,575	$139,791
Russian Ruble,
Expiring 01/17/17	Bank of America	RUB	436,180	7,053,806	7,082,032	(28,226)
Expiring 01/17/17	Goldman Sachs & Co.	RUB	444,612	6,740,374	7,218,939	(478,565)
Singapore Dollar,
Expiring 03/14/17	Hong Kong & Shanghai Bank	SGD	46,005	32,257,300	31,756,416	500,884
South African Rand,
Expiring 01/31/17	Bank of New York Mellon	ZAR	4,582	326,065	331,470	(5,405)
Expiring 01/31/17	Bank of New York Mellon	ZAR	4,033	284,782	291,761	(6,979)
Expiring 01/31/17	Bank of New York Mellon	ZAR	3,306	234,282	239,121	(4,839)
Expiring 01/31/17	Bank of New York Mellon	ZAR	3,109	225,817	224,911	906
Expiring 01/31/17	Bank of New York Mellon	ZAR	1,244	88,130	89,966	(1,836)
Expiring 01/31/17	Morgan Stanley	ZAR	74,638	5,133,323	5,399,341	(266,018)
Expiring 03/01/17	Credit Suisse First Boston Corp.	ZAR	39,137	2,740,500	2,816,713	(76,213)
Swedish Krona,
Expiring 02/23/17	Goldman Sachs & Co.	SEK	60,978	6,697,368	6,715,189	(17,821)
Turkish Lira,
Expiring 02/08/17	Standard Chartered PLC	TRY	14,845	4,294,824	4,173,305	121,519

				$862,930,831	$850,695,123	12,235,708

						$13,234,007

Cross currency exchange contract outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/23/17	Buy	EUR	1,416	GBP	1,194	$19,964	Credit Suisse First Boston Corp.
01/23/17	Buy	EUR	1,520	GBP	1,278	26,496	Credit Suisse First Boston Corp.
04/13/17	Buy	EUR	2,921	TRY	11,215	(16,102)	Citigroup Global Markets
01/23/17	Buy	GBP	1,194	EUR	1,416	(19,962)	Deutsche Bank AG
01/23/17	Buy	GBP	1,278	EUR	1,520	(26,496)	JPMorgan Chase
04/13/17	Buy	TRY	11,958	EUR	3,175	(47,937)	Goldman Sachs & Co.

						$(64,037)

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.IG.S27.V1	12/20/21	1.000%	78,890	$773,468	$1,219,982	$446,514

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.BBB	05/11/63	3.000%	5,879	$(331,676)	$(363,598)	$31,922	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%	5,151	(290,684)	(386,626)	95,942	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%	2,633	(148,547)	(163,295)	14,748	Credit Suisse First Boston Corp.
CMBX.BBB	05/11/63	3.000%	1,292	(72,891)	(85,946)	13,055	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%	574	(32,393)	(45,935)	13,542	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2) (continued):
CMBX.NA.BBB.6	05/11/63	3.000%	11,150	$(627,524)	$(210,581)	$(416,943)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%	8,500	(478,382)	(110,120)	(368,262)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%	6,600	(371,449)	(107,510)	(263,939)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%	6,000	(337,681)	(80,225)	(257,456)	Morgan Stanley
CMBX.NA.BBB.6	05/11/63	3.000%	1,896	(106,967)	(121,747)	14,780	Credit Suisse First Boston Corp.

				$(2,798,194)	$(1,675,583)	$(1,122,611)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
GBP	37,950	05/21/18	0.780%	6 Month GBP LIBOR(2)	$—	$142,834	$142,834
GBP	37,950	02/20/19	0.878%	6 Month GBP LIBOR(1)	—	(240,652)	(240,652)
MXN	176,610	12/11/18	6.775%	28 Day Mexican Interbank Rate(2)	—	(66,359)	(66,359)
MXN	222,850	12/12/18	6.840%	28 Day Mexican Interbank Rate(2)	—	(71,080)	(71,080)
MXN	148,570	12/13/18	6.845%	28 Day Mexican Interbank Rate(2)	—	(46,941)	(46,941)
MXN	66,780	12/17/18	7.035%	28 Day Mexican Interbank Rate(2)	—	(22,077)	(22,077)

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
MXN	44,540	12/01/26	7.700%	28 Day Mexican Interbank Rate(1)	$—	$32,853	$32,853
MXN	56,640	12/02/26	7.762%	28 Day Mexican Interbank Rate(1)	—	29,659	29,659
MXN	37,710	12/03/26	7.760%	28 Day Mexican Interbank Rate(1)	—	20,103	20,103
MXN	16,620	12/07/26	7.830%	28 Day Mexican Interbank Rate(1)	—	2,551	2,551

					$—	$(219,109)	$(219,109)

Cash of $2,105,261 has been segregated with Morgan Stanley to cover requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Security	$—	$1,385,100	$—
Commercial Mortgage-Backed Securities	—	36,296,450	—
Corporate Bonds
Argentina	—	631,913	—
Australia	—	7,425,930	—
Brazil	—	10,805,184	—
Canada	—	4,300,771	—
China	—	204,515	—
Denmark	—	1,762,343	—
France	—	13,134,451	—
Germany	—	4,763,232	—
Israel	—	3,752,828	—
Italy	—	2,968,361	—
Japan	—	412,952	—
Kazakhstan	—	1,337,873	—
Kuwait	—	3,338,372	—
Mexico	—	5,696,140	—
Netherlands	—	11,441,189	—
Norway	—	1,218,314	—
Peru	—	3,461,100	—
Spain	—	6,561,658	—
Sweden	—	4,894,626	—
Switzerland	—	11,825,978	—
United Arab Emirates	—	357,454	—
United Kingdom	—	34,800,834	—
United States	—	170,298,805	—
Foreign Government Bonds	—	555,946,706	—
Residential Mortgage-Backed Securities	—	60,270,480	—
U.S. Government Agency Obligation	—	15,133,587	—
U.S. Treasury Obligations	—	307,040,917	—
Preferred Stock
United States	1,368,459	—	—
Affiliated Mutual Funds	17,425,384	—	—
Options Purchased	—	158,099	—
Options Written	—	(693,807)	—
Other Financial Instruments*
Futures Contracts	114,619	—	—
OTC Forward Foreign Currency Exchange Contracts	—	13,234,007	—
OTC Cross Currency Exchange Contracts	—	(64,037)	—
Centrally Cleared Credit Default Swap Agreement	—	446,514	—
OTC Credit Default Swap Agreements	—	(2,798,194)	—
Centrally Cleared Interest Rate Swap Agreements	—	(219,109)	—

Total	$18,908,462	$1,291,531,536	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Foreign Government Bonds	42.8%
U.S. Treasury Obligations	23.6
Banks	7.0
Residential Mortgage-Backed Securities	4.7
Commercial Mortgage-Backed Securities	2.8
Oil & Gas	1.4
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	1.3
Media	1.2
Pharmaceuticals	1.2
Telecommunications	1.2
U.S. Government Agency Obligation	1.2
Pipelines	1.1
Computers	0.8
Mining	0.7
Commercial Services	0.6
Healthcare-Services	0.6
Insurance	0.6
Diversified Financial Services	0.5
Electric	0.5
Iron/Steel	0.5
Agriculture	0.4
Auto Manufacturers	0.4

Chemicals	0.4%
Multi-National	0.4
Retail	0.4
Semiconductors	0.4
Transportation	0.4
Healthcare-Products	0.3
Leisure Time	0.3
Savings & Loans	0.3
Biotechnology	0.2
Foods	0.2
Housewares	0.2
Internet	0.2
Real Estate Investment Trusts (REITs)	0.2
Trucking & Leasing	0.2
Auto Parts & Equipment	0.1
Collateralized Loan Obligations	0.1
Engineering & Construction	0.1
Entertainment	0.1
Home Builders	0.1
Machinery-Diversified	0.1
Metal Fabricate/Hardware	0.1
Miscellaneous Manufacturing	0.1
Packaging & Containers	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$446,514	*	—	$—
Credit contracts	—	—		Premiums received for OTC swap agreements	1,675,583
Credit contracts	Unrealized appreciation on OTC swap agreements	183,989		Unrealized depreciation on OTC swap agreements	1,306,600
Foreign exchange contracts	Unaffiliated investments	155,669		Options written outstanding, at value	281,774
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	46,460		Unrealized depreciation on OTC cross currency exchange contracts	110,497
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	17,834,455		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,600,448
Interest rate contracts	Due from/to broker — variation margin futures	460,071	*	Due from/to broker — variation margin futures	345,452	*
Interest rate contracts	Due from/to broker — variation margin swaps	228,000	*	Due from/to broker — variation margin swaps	447,109	*
Interest rate contracts	Unaffiliated investments	2,430		Options written outstanding, at value	412,033

Total		$19,357,588			$9,179,496

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$	$—	$2,688,160	$2,688,160
Foreign exchange contracts	(2,253,791)	3,954,874	—	19,092,674	—	20,793,757
Interest rate contracts	10,560	(584,455)	418,759	—	94,851	(60,285)

Total	$(2,243,231)	$3,370,419	$418,759	$19,092,674	$2,783,011	$23,421,632

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward & Cross Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$114,256	$114,256
Foreign exchange contracts	(897,036)	446,522	—	14,214,090	—	13,763,576
Interest rate contracts	(292,414)	242,740	(111,334)	—	(219,109)	(380,117)

Total	$(1,189,450)	$689,262	$(111,334)	$14,214,090	$(104,853)	$13,497,715

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Forward Foreign Currency Exchange Contracts — Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements — Buy Protection(4)	Credit Default Swap Agreements — Sell Protection(4)	Interest Rate Swap Agreements(4)
$513,668	$45,894,000	$23,560,644	$109,454,708	$135,423,473	$773,282,178	$17,988,277	$1,126,000	$132,703,000	$87,826,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST AB GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$9,938,654	$(9,938,654)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Australia and New Zealand Banking Group	$7,111	$—	$—	$7,111
Bank of America	762,628	(762,628)	—	—
Bank of New York Mellon	68,896	(44,362)	—	24,534
Barclays Capital Group	874,321	(39,408)	—	834,913
BNP Paribas	7,336,241	(104,132)	—	7,232,109
Citigroup Global Markets	1,850,837	(204,304)	—	1,646,533
Credit Suisse First Boston Corp.	1,029,109	(578,244)	—	450,865
Deutsche Bank AG	154,461	(154,461)	—	—
Goldman Sachs & Co.	1,675,109	(1,602,230)	—	72,879
Hong Kong & Shanghai Bank	3,854,487	—	—	3,854,487
JPMorgan Chase.	416,003	(416,003)	—	—
Morgan Stanley	—	—	—	—
Standard Chartered PLC	193,800	(70,271)	—	123,529

	$18,223,003

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Australia and New Zealand Banking Group	$—	$—	$—	$—
Bank of America	(1,941,039)	762,628	—	(1,178,411)
Bank of New York Mellon	(44,362)	44,362	—	—
Barclays Capital Group	(39,408)	39,408	—	—
BNP Paribas	(104,132)	104,132	—	—
Citigroup Global Markets	(204,304)	204,304	—	—
Credit Suisse First Boston Corp.	(578,244)	578,244	—	—
Deutsche Bank AG	(919,421)	154,461	—	(764,960)
Goldman Sachs & Co.	(1,602,230)	1,602,230	—	—
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase.	(765,008)	416,003	—	(349,005)
Morgan Stanley	(2,118,516)	—	2,118,516	—
Standard Chartered PLC	(70,271)	70,271	—	—

	$(8,386,935)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST AB GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $9,938,654:
Unaffiliated investments (cost $1,312,357,547)	$1,282,994,621
Affiliated investments (cost $17,426,265)	17,425,384
Cash	27,882
Foreign currency, at value (cost $2,438,410)	2,439,099
Deposit with broker for centrally cleared swaps	2,105,261
Deposit with broker for futures	1,299,845
Unrealized appreciation on OTC forward foreign currency contracts	17,834,455
Dividends and interest receivable	10,276,638
Receivable for investments sold	1,014,983
Receivable for fund share sold	863,522
Unrealized appreciation on OTC swap agreements	183,989
Unrealized appreciation on OTC cross currency exchange contracts	46,460
Tax reclaim receivable	34,867
Prepaid expenses	10,047

Total Assets	1,336,557,053

LIABILITIES:
Payable for investments purchased	15,537,295
Payable to broker for collateral for securities on loan	10,136,513
Unrealized depreciation on OTC forward foreign currency contracts	4,600,448
Payable for fund share repurchased	3,021,722
Premiums received for OTC swap agreements	1,675,583
Unrealized depreciation on OTC swap agreements	1,306,600
Options written outstanding, at value (premiums received $1,060,541)	693,807
Advisory fees payable	274,362
Accrued expenses and other liabilities	111,930
Unrealized depreciation on OTC cross currency exchange contracts	110,497
Due to broker-variation margin futures	48,883
Distribution fee payable	44,419
Due to broker-variation margin swaps	19,793
Affiliated transfer agent fee payable	346

Total Liabilities	37,582,198

NET ASSETS	$1,298,974,855

Net assets were comprised of:
Paid-in capital	$1,240,859,607
Retained earnings	58,115,248

Net assets, December 31, 2016	$1,298,974,855

Net asset value and redemption price per share, $1,298,974,855 / 122,545,150 outstanding shares of Beneficial interest	$10.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income (net of $119,023 foreign withholding tax)	$32,261,721
Affiliated dividend income	128,192
Income from securities lending, net (including affiliated income of $16,767)	19,870

32,409,783

EXPENSES
Advisory fees	7,874,581
Distribution fee	3,163,763
Custodian and accounting fees	344,000
Audit fee	67,000
Trustees’ fees	21,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	7,000
Shareholders’ reports	7,000
Loan interest expense	52
Miscellaneous	10,071

Total expenses	11,511,467

NET INVESTMENT INCOME (LOSS)	20,898,316

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,594))	15,516,545
Futures transactions	418,759
Options written transactions	3,370,419
Swap agreements transactions	2,783,011
Foreign currency transactions	13,864,901

35,953,635

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(881))	(11,140,699)
Futures	(111,334)
Options written	689,262
Swap agreements	(104,853)
Foreign currencies	13,775,948

3,108,324

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	39,061,959

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,960,275

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$20,898,316	$3,414,785
Net realized gain (loss) on investment and foreign currency transactions	35,953,635	14,564,033
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,108,324	(19,823,845)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,960,275	(1,845,027)

FUND SHARE TRANSACTIONS:
Fund share sold [26,007,033 and 114,891,033 shares, respectively]	271,098,222	1,159,590,107
Fund share repurchased [15,688,312 and 2,664,604 shares, respectively]	(162,930,355)	(26,898,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	108,167,867	1,132,691,740

TOTAL INCREASE (DECREASE) IN NET ASSETS	168,128,142	1,130,846,713
NET ASSETS:
Beginning of period	1,130,846,713	—

End of period	$1,298,974,855	$1,130,846,713

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.1%
UNAFFILIATED EXCHANGE TRADED FUNDS	Shares	Value (Note 2)
Alerian MLP ETF	77,936	$981,994
iShares 0-5 Year High Yield Corporate Bond ETF	48,549	2,298,310
iShares 10+ Year Credit Bond ETF	42,702	2,506,607
iShares 1-3 Year Credit Bond ETF	65,035	6,824,773
iShares CMBS ETF	34,921	1,783,066
iShares Core Dividend Growth ETF	18,062	521,992
iShares Core High Dividend ETF	16,942	1,393,480
iShares Dow Jones U.S. Healthcare Sector Index Fund ETF	576	83,019
iShares Emerging Markets Dividend ETF	20,670	714,769
iShares Europe ETF	22,793	884,596
iShares Floating Rate Bond ETF	6,950	352,574
iShares iBoxx $ High Yield Corporate Bond ETF	98,022	8,483,804
iShares Intermediate Credit Bond ETF	13,103	1,417,614
iShares International Developed Real Estate ETF	19,479	511,908
iShares International Select Dividend ETF	59,651	1,763,284
iShares U.S. Basic Materials ETF	1,059	88,066
iShares U.S. Consumer Services ETF	583	88,050
iShares U.S. Energy ETF	8,381	348,147
iShares U.S. Industrials ETF	733	88,381
iShares U.S. Preferred Stock ETF	75,595	2,812,890
iShares U.S. Real Estate ETF	6,843	526,500
iShares U.S. Technology ETF	717	86,219

TOTAL LONG-TERM INVESTMENTS (cost $34,306,584)		34,560,043

SHORT-TERM INVESTMENTS — 2.7%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	954,296	954,296
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)	2,144	2,144

TOTAL SHORT-TERM INVESTMENTS (cost $956,440)(Note 4)		956,440

TOTAL INVESTMENTS — 99.8% (cost $35,263,024)		35,516,483
Other assets in excess of liabilities(z) — 0.2%		77,591

NET ASSETS — 100.0%		$35,594,074

See the Glossary for abbreviations used in the annual report.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
5	Euro STOXX 50 Index	Mar. 2017	$168,298	$172,477	$4,179

Short Positions:
11	2 Year U.S. Treasury Notes	Mar. 2017	2,385,971	2,383,563	2,408
17	5 Year U.S. Treasury Notes	Mar. 2017	2,003,121	2,000,289	2,832
4	10 Year U.S. Treasury Notes	Mar. 2017	498,984	497,125	1,859
4	20 Year U.S. Treasury Bonds	Mar. 2017	606,158	602,625	3,533
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	486,155	480,750	5,405
2	Euro Currency	Mar. 2017	266,975	264,350	2,625
5	S&P 500 E-Mini Index	Mar. 2017	562,622	559,051	3,571

					22,233

					$26,412

Cash and foreign currency of $105,157 has been segregated with UBS AG to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Exchange Traded Funds	$34,560,043	$—	$—
Affiliated Mutual Funds	956,440	—	—
Other Financial Instruments*
Futures Contracts	26,412	—	—

Total	$35,542,895	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	97.1%
Affiliated Mutual Funds	2.7

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$7,750	*	—	$—
Foreign exchange contracts	Due from/to broker — variation margin futures	2,625	*	—	—
Interest rate contracts	Due from/to broker — variation margin futures	16,037	*	—	—

Total		$26,412			$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options(1)	Futures	Total
Equity contracts	$(21,253)	$(21,575)	$(42,828)
Foreign exchange contracts	—	38,585	38,585
Interest rate contracts	—	31,457	31,457

Total	$(21,253)	$48,467	$27,214

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$15,571
Foreign exchange contracts	2,625
Interest rate contracts	8,605

Total	$26,801

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)
$5,181	$1,939,632	$6,776,697

(1)	Cost.

(2)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK MULTI-ASSET INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $34,306,584)	$34,560,043
Affiliated investments (cost $956,440)	956,440
Deposit with broker for futures	105,157
Dividends receivable	643
Prepaid expenses	528

Total Assets	35,622,811

LIABILITIES:
Accrued expenses and other liabilities	13,684
Due to broker-variation margin futures	9,016
Advisory fees payable	3,406
Distribution fee payable	1,215
Payable for fund share repurchased	1,070
Affiliated transfer agent fee payable	346

Total Liabilities	28,737

NET ASSETS	$35,594,074

Net assets were comprised of:
Paid-in capital	$34,597,821
Retained earnings	996,253

Net assets, December 31, 2016	$35,594,074

Net asset value and redemption price per share, $35,594,074 / 3,468,565 outstanding shares of beneficial interest	$10.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$1,168,583
Income from securities lending, net (including affiliated income of $12,011)	31,383
Affiliated dividend income	11,796

1,211,762

EXPENSES
Advisory fees	256,461
Distribution fee	81,936
Custodian and accounting fees	40,000
Audit fee	30,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	6,000
Shareholders’ reports	2,000
Insurance expenses	1,000
Loan interest expense	72
Miscellaneous	10,740

Total expenses	446,209
Less: advisory fee waivers and/or expense reimbursement	(183,826)

Net expenses	262,383

NET INVESTMENT INCOME (LOSS)	949,379

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,139)	(568,685)
Futures transactions	48,467
Foreign currency transactions	(6,785)

(527,003)

Net change in unrealized appreciation (depreciation) on:
Investments	1,786,594
Futures	26,801
Foreign currencies	(858)

1,812,537

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,285,534

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,234,913

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$949,379	$736,288
Net realized gain (loss) on investment and foreign currency transactions	(527,003)	(596,717)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,812,537	(1,353,170)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,234,913	(1,213,599)

FUND SHARE TRANSACTIONS:
Fund share sold [1,229,332 and 2,362,014 shares, respectively]	12,127,924	23,528,382
Fund share repurchased [591,063 and 686,735 shares, respectively]	(5,952,069)	(6,694,745)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	6,175,855	16,833,637

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,410,768	15,620,038
NET ASSETS:
Beginning of year	27,183,306	11,563,268

End of year	$35,594,074	$27,183,306

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 74.8%
UNAFFILIATED EXCHANGE TRADED FUNDS — 33.6%		Shares		Value (Note 2)
iShares iBoxx $ High Yield Corporate Bond ETF			18,662	$1,615,196
iShares iBoxx $ Investment Grade Corporate Bond ETF			8,519	998,256
iShares JP Morgan USD Emerging Markets Bond ETF			7,290	803,504
iShares MSCI Canada ETF			5,798	151,618
iShares U.S. Real Estate ETF			12,633	971,983

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $4,571,938)				4,540,557

UNAFFILIATED FUND — 11.0%
Columbia Commodity Strategy Fund (Class Z Stock)* (cost $1,438,213)			266,712	1,488,255

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN GOVERNMENT BONDS — 14.8%
Bundesrepublik Deutschland (Germany),
Bonds, RegS
2.500%	08/15/46	EUR	30	44,430
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond (Germany),
Bonds, TIPS, RegS
0.750%	04/15/18	EUR	70	80,492
Canadian Government Bond (Canada),
Bonds
1.500%	06/01/26	CAD	80	58,452
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS, RegS
0.100%	04/15/23	EUR	38	45,655
French Republic Government Bond OAT (France),
Bonds, TIPS, RegS
0.250%	07/25/24	EUR	235	277,295
1.800%	07/25/40	EUR	6	10,809
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS, RegS
2.100%	09/15/21	EUR	17	21,614
2.350%	09/15/19	EUR	18	22,856
2.550%	09/15/41	EUR	58	83,658
3.100%	09/15/26	EUR	6	8,230
Japan Government Thirty Year Bond (Japan),
Sr. Unsec’d. Notes
1.700%	09/20/44	JPY	28,750	308,225
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	MXN	1,200	56,448
New Zealand Government Bond (New Zealand),
Sr. Unsec’d. Notes, RegS
2.000%	09/20/25	NZD	140	102,220
4.500%	04/15/27	NZD	66	50,360
Poland Government Bond (Poland),
Bonds
2.500%	07/25/26	PLN	200	43,421

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Sweden Inflation Linked Bond (Sweden),
Bonds
1.000%	06/01/25	SEK	100	$13,511
United Kingdom Gilt (United Kingdom),
Unsec’d. Notes, RegS
3.500%	01/22/45	GBP	80	133,534
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS, RegS
0.125%	03/22/44	GBP	87	184,868
0.125%	11/22/65	GBP	69	202,873
0.750%	03/22/34	GBP	116	241,914

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,085,985)				1,990,865

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.7%
Federal National Mortgage Assoc.(t)
2.500%	TBA		140	140,221
3.500%	TBA		140	143,489
4.000%	TBA		140	147,183
5.000%	TBA		130	141,619
Government National Mortgage Assoc.(t)
3.500%	TBA		190	197,507

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $770,533)				770,019

U.S. TREASURY OBLIGATIONS — 9.7%
U.S. Treasury Bonds
2.500%	02/15/45		49	43,290
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24		820	820,032
0.750%	02/15/42		290	293,685
0.750%	02/15/45		155	149,703

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,336,316)				1,306,710

TOTAL LONG-TERM INVESTMENTS (cost $10,202,985)				10,096,406

		Shares
SHORT-TERM INVESTMENTS —33.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)			4,459,010	4,459,010
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)			355	355

TOTAL SHORT-TERM INVESTMENTS (cost $4,459,365)(Note 4)				4,459,365

TOTAL INVESTMENTS — 107.9% (cost $14,662,350)				14,555,771
Liabilities in excess of other assets(z) — (7.9)%				(1,064,727)

NET ASSETS — 100.0%				$13,491,044

See the Glossary for abbreviations used in the annual report.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(t)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $740,000 is approximately 5.5% of net assets.

(w)	Prudential Investments LLC, the manager of the Portfolio,
also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end.

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
4	3 Year Australian Treasury Bonds	Mar. 2017	$878,752	$878,573	$(179)
6	5 Year U.S. Treasury Notes	Mar. 2017	707,354	705,984	(1,370)
7	10 Year Australian Treasury Bonds	Mar. 2017	4,924,489	4,929,268	4,779
2	20 Year U.S. Treasury Bonds	Mar. 2017	303,000	301,313	(1,687)
8	Euro-BTP Italian Government Bond	Mar. 2017	941,578	951,009	9,431
4	Euro-OAT	Mar. 2017	631,845	639,256	7,411
18	Mini MSCI EAFE Index	Mar. 2017	1,517,269	1,508,040	(9,229)
18	Mini MSCI Emerging Markets Index	Mar. 2017	789,393	773,010	(16,383)
33	S&P 500 E-Mini Index	Mar. 2017	3,709,772	3,689,730	(20,042)

					(27,269)

Short Positions:
2	2 Year U.S. Treasury Notes	Mar. 2017	433,422	433,375	47
7	10 Year Mini Japanese Government Bonds	Mar. 2017	898,096	900,073	(1,977)

					(1,930)

					$(29,199)

Cash and foreign currency of $279,327 have been segregated with JPMorgan Chase to cover requirement for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/20/17	Citigroup Global Markets	AUD	172	$128,809	$124,053	$(4,756)
Expiring 01/20/17	Citigroup Global Markets	AUD	86	64,404	62,026	(2,378)
British Pound,
Expiring 01/20/17	Standard Chartered PLC	GBP	21	26,164	25,896	(268)
Canadian Dollar,
Expiring 01/20/17	Citigroup Global Markets	CAD	15	11,237	11,175	(62)
Euro,
Expiring 01/20/17	Barclays Capital Group	EUR	8	8,353	8,431	78
Japanese Yen,
Expiring 01/20/17	Citigroup Global Markets	JPY	7,500	63,504	64,251	747
Mexican Peso,
Expiring 01/20/17	Standard Chartered PLC	MXN	300	14,637	14,424	(213)
New Zealand Dollar,
Expiring 01/20/17	Credit Suisse First Boston Corp.	NZD	11	7,621	7,636	15
Polish Zloty,
Expiring 01/20/17	Hong Kong & Shanghai Bank	PLN	46	10,861	10,988	127

				$335,590	$328,880	(6,710)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/20/17	Citigroup Global Markets	AUD	150	$112,482	$108,329	$4,153

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Australian Dollar (continued),
Expiring 01/20/17	Citigroup Global Markets	AUD	4	$2,667	$2,669	$(2)
British Pound,
Expiring 01/20/17	Standard Chartered PLC	GBP	555	704,129	684,399	19,730
Expiring 01/20/17	Standard Chartered PLC	GBP	218	276,831	269,074	7,757
Expiring 01/20/17	Standard Chartered PLC	GBP	128	162,394	157,844	4,550
Expiring 01/20/17	Standard Chartered PLC	GBP	4	5,417	5,426	(9)
Canadian Dollar,
Expiring 01/20/17	Citigroup Global Markets	CAD	195	148,456	144,976	3,480
Expiring 01/20/17	Citigroup Global Markets	CAD	154	117,483	114,729	2,754
Expiring 01/20/17	Citigroup Global Markets	CAD	15	11,197	11,249	(52)
Danish Krone,
Expiring 01/20/17	Credit Suisse First Boston Corp.	DKK	155	22,255	22,003	252
Expiring 01/20/17	Credit Suisse First Boston Corp.	DKK	19	2,604	2,623	(19)
Euro,
Expiring 01/20/17	Barclays Capital Group	EUR	530	564,985	558,551	6,434
Expiring 01/20/17	Barclays Capital Group	EUR	432	460,188	454,947	5,241
Expiring 01/20/17	Barclays Capital Group	EUR	120	127,921	126,464	1,457
Expiring 01/20/17	Barclays Capital Group	EUR	60	63,747	63,020	727
Expiring 01/20/17	Barclays Capital Group	EUR	7	7,115	7,166	(51)
Hong Kong Dollar,
Expiring 01/20/17	Standard Chartered PLC	HKD	359	46,304	46,327	(23)
Japanese Yen,
Expiring 01/20/17	Citigroup Global Markets	JPY	45,276	393,989	387,875	6,114
Expiring 01/20/17	Citigroup Global Markets	JPY	42,818	372,595	366,813	5,782
Expiring 01/20/17	Citigroup Global Markets	JPY	14,516	126,317	124,357	1,960
Expiring 01/20/17	Citigroup Global Markets	JPY	768	6,537	6,576	(39)
Mexican Peso,
Expiring 01/20/17	Standard Chartered PLC	MXN	861	42,367	41,396	971
New Zealand Dollar,
Expiring 01/20/17	Credit Suisse First Boston Corp.	NZD	155	111,401	107,370	4,031
Expiring 01/20/17	Credit Suisse First Boston Corp.	NZD	106	76,343	73,581	2,762
Norwegian Krone,
Expiring 01/20/17	Barclays Capital Group	NOK	78	9,265	9,035	230
Polish Zloty,
Expiring 01/20/17	Hong Kong & Shanghai Bank	PLN	230	55,075	54,940	135
Singapore Dollar,
Expiring 01/20/17	Citigroup Global Markets	SGD	26	18,266	17,951	315
Swedish Krona,
Expiring 01/20/17	Citigroup Global Markets	SEK	393	43,113	43,222	(109)
Expiring 01/20/17	Citigroup Global Markets	SEK	128	14,035	14,070	(35)
Swiss Franc,
Expiring 01/20/17	Credit Suisse First Boston Corp.	CHF	131	129,781	128,753	1,028
Expiring 01/20/17	Credit Suisse First Boston Corp.	CHF	2	2,346	2,361	(15)

				$4,237,605	$4,158,096	79,509

						$72,799

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Exchange Traded Funds	$4,540,557	$—	$—
Unaffiliated Fund	1,488,255	—	—
Foreign Government Bonds	—	1,990,865	—
U.S. Government Agency Obligations	—	770,019	—
U.S. Treasury Obligations	—	1,306,710	—
Affiliated Mutual Funds	4,459,365	—	—
Other Financial Instruments*
Futures Contracts	(29,199)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	72,799	—

Total	$10,458,978	$4,140,393	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	33.6%
Affiliated Mutual Funds	33.1
Foreign Government Bonds	14.8
Unaffiliated Fund	11.0
U.S. Treasury Obligations	9.7

U.S. Government Agency Obligations	5.7%

107.9
Liabilities in excess of other assets	(7.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$45,654	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	80,830		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,031
Interest rate contracts	Due from/to broker — variation margin futures	21,668	*	Due from/to broker — variation margin futures	5,213	*

Total		$102,498			$58,898

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Contracts(2)	Total
Equity contracts	$(38,241)	$306,204	$—	$267,963
Foreign exchange contracts	—	—	221,633	221,633
Interest rate contracts	—	46,540	—	46,540

Total	$(38,241)	$352,744	$221,633	$536,136

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Contracts(3)	Total
Equity contracts		$(88,624)	$—	$(88,624)
Foreign exchange contracts		—	56,099	56,099
Interest rate contracts		19,897	—	19,897

Total		$(68,727)	$56,099	$(12,628)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Contracts — Purchased(2)	Forward Foreign Currency Exchange Contracts — Sold(2)
$8,105,539	$569,372	$462,182	$3,412,946

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (concluded)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Barclays Capital Group	$14,167	$(51)	$—	$14,116
Citigroup Global Markets	25,305	(7,433)	—	17,872
Credit Suisse First Boston Corp.	8,088	(34)	—	8,054
Hong Kong & Shanghai Bank	262	—	—	262
Standard Chartered PLC	33,008	(513)	—	32,495

	$80,830

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Barclays Capital Group	$(51)	$51	$—	$—
Citigroup Global Markets	(7,433)	7,433	—	—
Credit Suisse First Boston Corp.	(34)	34	—	—
Hong Kong & Shanghai Bank	—	—	—	—
Standard Chartered PLC	(513)	513	—	—

	$(8,031)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $10,202,985)	$10,096,406
Affiliated investments (cost $4,459,365)	4,459,365
Foreign currency, at value (cost $45,919)	45,829
Deposit with broker for futures	279,327
Unrealized appreciation on OTC forward foreign currency contracts	80,830
Receivable for investments sold	40,256
Dividends and interest receivable	8,673
Tax reclaim receivable	299
Prepaid expenses	475

Total Assets	15,011,460

LIABILITIES:
Payable for investments purchased	1,405,201
Payable for fund share repurchased	79,215
Accrued expenses and other liabilities	14,183
Due to broker-variation margin futures	9,707
Unrealized depreciation on OTC forward foreign currency contracts	8,031
Advisory fees payable	3,271
Distribution fee payable	462
Affiliated transfer agent fee payable	346

Total Liabilities	1,520,416

NET ASSETS	$13,491,044

Net assets were comprised of:
Paid-in capital	$12,893,578
Retained earnings	597,466

Net assets, December 31, 2016	$13,491,044

Net asset value and redemption price per share, $13,491,044 / 1,276,071 outstanding shares of beneficial interest	$10.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $838 foreign withholding tax)	$174,165
Interest income	21,511
Affiliated dividend income	16,388
Income from securities lending, net (including affiliated income of $2,450)	3,599

215,663

EXPENSES
Advisory fees	94,689
Distribution fee	25,183
Custodian and accounting fees	45,000
Audit fee	32,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	6,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Loan interest expense	40
Miscellaneous	6,837

Total expenses	232,749
Less: advisory fee waivers and/or expense reimbursement	(114,111)

Net expenses	118,638

NET INVESTMENT INCOME (LOSS)	97,025

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	173,968
Futures transactions	352,744
Foreign currency transactions	111,709

638,421

Net change in unrealized appreciation (depreciation) on:
Investments	92,152
Futures	(68,727)
Foreign currencies	56,108

79,533

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	717,954

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$814,979

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$97,025	$30,314
Net realized gain (loss) on investment and foreign currency transactions	638,421	(105,241)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	79,533	(142,586)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	814,979	(217,513)

FUND SHARE TRANSACTIONS:
Fund share sold [698,462 and 726,708 shares, respectively]	7,192,820	7,222,772
Fund share repurchased [140,485 and 8,614 shares, respectively]	(1,437,416)	(84,598)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,755,404	7,138,174

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,570,383	6,920,661
NET ASSETS:
Beginning of period	6,920,661	—

End of period	$13,491,044	$6,920,661

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 35.5%	Shares	Value (Note 2)
Aerospace & Defense — 0.8%
Boeing Co. (The)	338	$52,620

Airlines — 0.9%
Alaska Air Group, Inc.	640	56,787

Auto Components — 0.8%
Lear Corp.	390	51,624

Banks — 2.4%
Bank of America Corp.	2,500	55,250
Citizens Financial Group, Inc.	1,480	52,732
JPMorgan Chase & Co.	600	51,774

		159,756

Beverages — 0.7%
Dr. Pepper Snapple Group, Inc.	480	43,522

Biotechnology — 1.4%
AbbVie, Inc.	760	47,591
Amgen, Inc.	300	43,863

		91,454

Building Products — 0.7%
Owens Corning	890	45,888

Capital Markets — 0.7%
Morgan Stanley	1,170	49,433

Chemicals — 0.5%
Albemarle Corp.	380	32,710

Communications Equipment — 0.7%
Juniper Networks, Inc.	1,680	47,477

Consumer Finance — 0.8%
Discover Financial Services	700	50,463

Containers & Packaging — 0.5%
Packaging Corp. of America	400	33,928

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	740	31,472
Verizon Communications, Inc.	550	29,359

		60,831

Electric Utilities — 0.6%
Exelon Corp.	1,160	41,168

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	967	50,371

Energy Equipment & Services — 0.6%
Schlumberger Ltd.	515	43,234

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.	310	32,761
Prologis, Inc.	700	36,953

		69,714

Food & Staples Retailing — 0.8%
Sysco Corp.	910	50,387

Food Products — 0.6%
Ingredion, Inc.	340	42,486

Health Care Equipment & Supplies — 1.5%
STERIS PLC	720	48,521
Stryker Corp.	400	47,924

		96,445

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 0.8%
UnitedHealth Group, Inc.	330	$52,813

Hotels, Restaurants & Leisure — 0.7%
Royal Caribbean Cruises Ltd.	600	49,223

Household Durables — 0.7%
D.R. Horton, Inc.	1,600	43,728

Household Products — 0.7%
Kimberly-Clark Corp.	380	43,366

Industrial Conglomerates — 0.6%
Honeywell International, Inc.	370	42,865

Insurance — 0.6%
Chubb Ltd.	320	42,278

Internet Software & Services — 1.3%
Alphabet, Inc. (Class A Stock)*	57	45,170
Facebook, Inc. (Class A Stock)*	350	40,268

		85,438

IT Services — 0.7%
Broadridge Financial Solutions, Inc.	672	44,554

Machinery — 0.7%
Stanley Black & Decker, Inc.	400	45,876

Media — 1.5%
CBS Corp. (Class B Stock)	750	47,715
Comcast Corp. (Class A Stock)	710	49,026

		96,741

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc.	1,200	26,340

Multi-Utilities — 0.5%
WEC Energy Group, Inc.	600	35,190

Oil, Gas & Consumable Fuels — 2.0%
Chevron Corp.	380	44,726
Exxon Mobil Corp.	490	44,227
Spectra Energy Corp.	1,000	41,090

		130,043

Pharmaceuticals — 1.3%
Johnson & Johnson	390	44,932
Pfizer, Inc.	1,360	44,173

		89,105

Semiconductors & Semiconductor Equipment — 1.4%
Broadcom Ltd. (Singapore)	250	44,193
Lam Research Corp.	480	50,750

		94,943

Software — 1.8%
Activision Blizzard, Inc.	1,130	40,804
Dell Technologies, Inc. (Class V Stock)*	500	27,485
Microsoft Corp.	815	50,644

		118,933

Specialty Retail — 0.7%
Lowe’s Cos., Inc.	640	45,517

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	423	48,992

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Tobacco — 0.7%
Altria Group, Inc.	690	$46,658

TOTAL COMMON STOCKS (cost $2,150,767)		2,352,901

UNAFFILIATED EXCHANGE TRADED FUNDS — 18.2%
IndexIQ ETF Trust — IQ Hedge Multi-Strategy Tracker ETF	8,805	252,439
iShares MSCI EAFE ETF	7,725	445,964
Vanguard FTSE Developed Markets ETF	13,930	509,002

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $1,278,891)		1,207,405

UNAFFILIATED FUNDS — 10.8%
AMG River Road Long-Short Fund	24,509	281,606
ASG Global Alternatives Fund*	16,242	165,504
Touchstone Merger Arbitrage Fund	24,396	267,380

TOTAL UNAFFILIATED FUNDS (cost $721,396)		714,490

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 2.5%
Non-Residential Mortgage-Backed Securities — 2.5%
CarMax Auto Owner Trust, Series 2016-2, Class B
2.160%	12/15/21	5	4,959
CNH Equipment Trust, Series 2015-C, Class A3
1.660%	11/16/20	15	15,027
Series 2016-B, Class B
2.200%	10/15/23	15	14,893
Cronos Containers Program I Ltd. (Bermuda), Series 2014-2A, Class A, 144A
3.270%	11/18/29	13	12,638
DB Master Finance LLC, Series 2015-1A, Class A2I, 144A
3.262%	02/20/45	10	9,838
GM Financial Automobile Leasing Trust, Series 2016-2, Class A3
1.620%	09/20/19	10	9,990
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A
2.040%	03/15/22	15	15,063
United States Small Business Administration, Series 2010-20I, Class 1
3.210%	09/01/30	21	21,238
Series 2014-20L, Class 1
2.700%	12/01/34	34	33,751
World Financial Network Credit Card Master Trust, Series 2013-A, Class A
1.610%	12/15/21	30	30,055

TOTAL ASSET-BACKED SECURITIES (cost $168,292)			167,452

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4
5.694%(c)	06/11/50	13	$12,793
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4
5.711%(c)	12/10/49	30	30,260
Commercial Mortgage Trust, Series 2012-CR1
4.612%	05/15/45	15	16,048
Series 2013-CR8, Class A4
3.334%	06/10/46	15	15,458
Series 2014-CR20, Class AM
3.938%	11/10/47	30	31,022
DBCCRE Mortgage Trust, Series 2014-ARCP, Class C, 144A
4.935%(c)	01/10/34	15	14,598
GS Mortgage Securities Trust, Series 2012-GCJ7, Class B
4.740%	05/10/45	20	21,326
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4
5.440%	06/12/47	3	3,456
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.858%	11/15/45	15	15,239
Motel 6 Trust, Series 2015-MTL6, Class B, 144A
3.298%	02/05/30	15	15,051
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class AS
3.580%	02/15/48	30	30,312
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class B
4.723%(c)	03/15/47	15	16,009

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $224,931)			221,572

CORPORATE BONDS — 15.6%
Apparel — 0.1%
Hanesbrands, Inc., Gtd. Notes, 144A
4.625%	05/15/24	5	4,849

Auto Manufacturers — 0.4%
Ford Motor Co., Sr. Unsec’d. Notes
7.500%	08/01/26	15	18,092
General Motors Co., Sr. Unsec’d. Notes
6.600%	04/01/36	10	11,430

			29,522

Banks — 2.3%
Bank of America Corp., Jr. Sub. Notes
6.500%(c)	10/29/49	10	10,449
Sr. Unsec’d. Notes, MTN
4.100%	07/24/23	5	5,223

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
Bank One Michigan, Sub. Notes
8.250%	11/01/24	25	$31,983
Citigroup, Inc., Sr. Unsec’d. Notes
2.900%	12/08/21	15	14,960
Citizens Financial Group, Inc., Sub. Notes
5.158%(c)	06/29/23	10	10,375
Cooperatieve Rabobank UA (Netherlands), Gtd. Notes
3.950%	11/09/22	20	20,574
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49	10	11,753
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes
6.000%	09/01/17	10	10,237
Goldman Sachs Group, Inc. (The), Sub. Notes
5.150%	05/22/45	10	10,517
Morgan Stanley, Sub. Notes, MTN
5.000%	11/24/25	10	10,683
Wells Fargo & Co., Jr. Sub. Notes
5.900%(c)	12/29/49	15	15,075

			151,829

Chemicals — 0.3%
Union Carbide Corp., Sr. Unsec’d. Notes
7.875%	04/01/23	15	18,084

Commercial Services — 0.2%
Equifax, Inc., Sr. Unsec’d. Notes
6.300%	07/01/17	10	10,226

Commercial Services & Supplies — 0.2%
United Rentals North America, Inc., Gtd. Notes
5.500%	07/15/25	10	10,200

Computers — 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec’d. Notes, 144A
8.350%	07/15/46	10	12,313
International Business Machines Corp., Sr. Unsec’d. Notes
7.625%	10/15/18	20	22,081

			34,394

Cosmetics/Personal Care — 0.1%
Revlon Consumer Products Corp., Gtd. Notes
5.750%	02/15/21	5	5,025

Distribution/Wholesale — 0.1%
HD Supply, Inc., Gtd. Notes, 144A
5.750%	04/15/24	5	5,279

Diversified Financial Services — 3.2%

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Abay Leasing LLC, Gov’t. Gtd. Notes
2.654%	11/09/26	42	$42,022
Ahold Lease Pass-Through Trust (Netherlands), Pass-Through Certificates
8.620%	01/02/25	13	15,490
Ally Financial, Inc., Sr. Unsec’d. Notes
4.250%	04/15/21	10	10,094
Export Leasing LLC, Gov’t. Gtd. Notes
1.859%	08/28/21	47	46,712
Gate Capital Cayman Two Ltd. (Cayman Islands), Gov’t. Gtd. Notes
3.550%	06/11/21	44	45,274
International Lease Finance Corp., Sr. Unsec’d. Notes
4.625%	04/15/21	10	10,363
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A
6.125%	07/11/21	20	22,613
Tagua Leasing LLC, Gov’t. Gtd. Notes
1.900%	07/12/24	20	19,847

			212,415

Engineering & Construction — 0.4%
SBA Tower Trust, Mortgage, 144A
2.933%	12/15/42	25	25,026

Foods — 0.3%
Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec’d. Notes, 144A
6.625%	06/15/24	10	10,425
Kraft Heinz Foods Co., Sec’d. Notes, 144A
4.875%	02/15/25	10	10,788

			21,213

Healthcare-Services — 0.2%
Johns Hopkins Health System Corp. (The), Unsec’d. Notes
3.837%	05/15/46	15	14,224

Home Builders — 0.1%
Lennar Corp., Gtd. Notes
4.750%	05/30/25	10	9,749

Insurance — 1.5%
Manulife Financial Corp. (Canada), Sr. Unsec’d. Notes
4.900%	09/17/20	25	26,819
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A
7.625%	11/15/23	15	17,813
New England Mutual Life Insurance Co., Sub. Notes, 144A
7.875%	02/15/24	25	30,241

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Insurance (continued)
TIAA Asset Management Finance Co. LLC, Sr. Unsec’d. Notes, 144A
2.950%	11/01/19	15	$15,259
Torchmark Corp., Sr. Unsec’d. Notes
9.250%	06/15/19	10	11,557

			101,689

Media — 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A
5.125%	05/01/23	10	10,299
Comcast Corp., Gtd. Notes
4.600%	08/15/45	10	10,483
Time Warner, Inc., Gtd. Notes
7.625%	04/15/31	10	13,563

			34,345

Mining — 0.1%
Glencore Canada Corp. (Switzerland), Gtd. Notes
5.500%	06/15/17	10	10,160

Miscellaneous Manufacturing — 0.8%
General Electric Co., Jr. Sub. Notes
5.000%(c)	12/29/49	24	24,905
ITT LLC, Sr. Unsec’d. Notes
7.400%	11/15/25	25	31,660

			56,565

Oil & Gas — 0.9%
Petroleos Mexicanos (Mexico), Gov’t. Gtd. Notes
2.460%	12/15/25	27	27,037
Reliance Industries Ltd. (India), Gov’t. Gtd. Notes
1.870%	01/15/26	20	19,544
Tesoro Corp., Gtd. Notes
5.375%	10/01/22	10	10,375

			56,956

Pharmaceuticals — 0.2%
Johnson & Johnson, Sr. Unsec’d. Notes
4.950%	05/15/33	10	11,662

Real Estate Investment Trusts (REITs) — 0.7%
GEO Group, Inc. (The), Gtd. Notes
5.125%	04/01/23	5	4,799
iStar, Inc., Sr. Unsec’d. Notes
4.000%	11/01/17	10	10,049
Omega Healthcare Investors, Inc., Gtd. Notes
5.875%	03/15/24	20	20,632

		Principal
Interest Rate	Maturity Date	Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP, Gtd. Notes
3.500%	02/01/25	10	$9,845

			45,325

Retail — 0.2%
Macy’s Retail Holdings, Inc., Gtd. Notes
8.500%	06/01/19	10	10,969

Software — 0.9%
Broadridge Financial Solutions, Inc., Sr. Unsec’d. Notes
3.950%	09/01/20	15	15,728
Fidelity National Information Services, Inc., Gtd. Notes
5.000%	03/15/22	20	20,552
Fiserv, Inc., Sr. Unsec’d. Notes
2.700%	06/01/20	25	25,121

			61,401

Telecommunications — 0.3%
T-Mobile USA, Inc., Gtd. Notes
6.625%	04/01/23	10	10,600
Verizon Communications, Inc., Sr. Unsec’d. Notes
4.400%	11/01/34	10	9,870

			20,470

Transportation — 1.1%
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust, Pass-Through Certificates
5.629%	04/01/24	23	25,460
Ryder System, Inc., Sr. Unsec’d. Notes, MTN
3.500%	06/01/17	25	25,212
Union Pacific Railroad Co. 2014-1 Pass-Through Trust, Pass-Through Certificates^
3.227%	05/14/26	23	22,964

			73,636

TOTAL CORPORATE BONDS (cost $1,035,880)			1,035,213

MUNICIPAL BONDS — 1.8%
California — 1.0%
Oakland Unified School District/Alameda County, General Obligation Unlimited
9.500%	08/01/34	15	17,777
Palomar Community College District, General Obligation Unlimited
7.194%	08/01/45	10	11,547
State of California, General Obligation Unlimited
7.950%	03/01/36	30	34,971

			64,295

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Illinois — 0.4%
Chicago Transit Authority, Revenue Bonds
5.470%	12/01/23	10	$11,113
Winnebago-Boone Etc Counties Community College District No 511 Rock Valley Clg, General Obligation Unlimited
5.410%	01/01/22	15	15,042

			26,155

Indiana — 0.2%
Indiana Finance Authority, Revenue Bonds
2.916%	07/01/28	15	14,284

Kansas — 0.1%
Kansas Development Finance Authority, Revenue Bonds
4.727%	04/15/37	10	10,483

Massachusetts — 0.1%
Massachusetts Development Finance Agency, Revenue Bonds
5.000%	07/15/36	5	6,283

TOTAL MUNICIPAL BONDS (cost $120,717)			121,500

RESIDENTIAL MORTGAGE-BACKED SECURITY — 0.5%
Freddie Mac REMICS, Series 3994, Class AE
1.625%	02/15/22	30	30,426

(cost $30,411)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
Federal Home Loan Mortgage Corp.
3.500%	08/01/34	26	26,472
4.500%	07/01/44	15	16,274
Federal National Mortgage Assoc.
3.000%	07/01/43	15	14,969
3.500%	06/01/45	19	19,127
4.000%	04/01/39	25	26,459
4.500%	08/01/40	15	16,421
4.500%	04/01/41	14	15,379
4.500%	08/01/41	20	21,437
Government National Mortgage Assoc.
3.500%	11/20/42	12	11,782
3.708%(c)	07/16/47	12	12,085
Overseas Private Investment Corp., Gov’t. Gtd. Notes
0.233%(s)	06/10/18	15	15,392
U.S. Department of Transportation, Asset Backed, 144A
6.001%	12/07/21	25	29,290

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $226,926)			225,087

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bonds
3.125%	08/15/44	85	$86,030
3.750%	11/15/43	40	45,352
4.500%	02/15/36	45	56,939
5.250%	11/15/28	35	44,557
U.S. Treasury Inflation Indexed Bonds, TIPS
0.625%	01/15/24	25	26,353
U.S. Treasury Notes
1.000%	09/15/17	100	100,156
2.375%	05/31/18	10	10,186

TOTAL U.S. TREASURY OBLIGATIONS (cost $381,521)			369,573

TOTAL LONG-TERM INVESTMENTS (cost $6,339,732)			6,445,619

		Shares
SHORT-TERM INVESTMENT — 2.2%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $143,078)(w)(Note 4)		143,078	143,078

TOTAL INVESTMENTS — 99.4% (cost $6,482,810)			6,588,697
Other assets in excess of liabilities — 0.6%			42,687

NET ASSETS — 100.0%			$6,631,384

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $22,964 and 0.3% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,352,901	$—	$—
Unaffiliated Exchange Traded Funds	1,207,405	—	—
Unaffiliated Funds	714,490	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	167,452	—
Commercial Mortgage-Backed Securities	—	221,572	—
Corporate Bonds	—	1,012,249	22,964
Municipal Bonds	—	121,500	—
Residential Mortgage-Backed Security	—	30,426	—
U.S. Government Agency Obligations	—	225,087	—
U.S. Treasury Obligations	—	369,573	—
Affiliated Mutual Fund	143,078	—	—

Total	$4,417,874	$2,147,859	$22,964

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	18.2%
Unaffiliated Funds	10.8
U.S. Treasury Obligations	5.6
Banks	4.7
U.S. Government Agency Obligations	3.4
Commercial Mortgage-Backed Securities	3.3
Diversified Financial Services	3.2
Software	2.7
Non-Residential Mortgage-Backed Securities	2.5
Affiliated Mutual Fund	2.2
Insurance	2.1
Media	2.0
Oil, Gas & Consumable Fuels	2.0
Municipal Bonds	1.8
Health Care Equipment & Supplies	1.5
Pharmaceuticals	1.5
Biotechnology	1.4
Semiconductors & Semiconductor Equipment	1.4
Internet Software & Services	1.3
Transportation	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Airlines	0.9
Diversified Telecommunication Services	0.9
Oil & Gas	0.9
Aerospace & Defense	0.8
Auto Components	0.8
Chemicals	0.8
Consumer Finance	0.8
Electronic Equipment, Instruments & Components	0.8
Food & Staples Retailing	0.8
Health Care Providers & Services	0.8
Miscellaneous Manufacturing	0.8
Beverages	0.7
Building Products	0.7

Capital Markets	0.7%
Communications Equipment	0.7
Hotels, Restaurants & Leisure	0.7
Household Durables	0.7
Household Products	0.7
IT Services	0.7
Machinery	0.7
Real Estate Investment Trusts (REITs)	0.7
Specialty Retail	0.7
Technology Hardware, Storage & Peripherals	0.7
Tobacco	0.7
Electric Utilities	0.6
Energy Equipment & Services	0.6
Food Products	0.6
Industrial Conglomerates	0.6
Computers	0.5
Containers & Packaging	0.5
Multi-Utilities	0.5
Residential Mortgage-Backed Securities	0.5
Auto Manufacturers	0.4
Engineering & Construction	0.4
Mortgage Real Estate Investment Trusts (REITs)	0.4
Foods	0.3
Telecommunications	0.3
Commercial Services	0.2
Commercial Services & Supplies	0.2
Healthcare-Services	0.2
Retail	0.2
Apparel	0.1
Cosmetics/Personal Care	0.1
Distribution/Wholesale	0.1
Home Builders	0.1
Mining	0.1

99.4
Other assets in excess of liabilities	0.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST EMERGING MANAGERS DIVERSIFIED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $6,339,732)	$6,445,619
Affiliated investments (cost $143,078)	143,078
Receivable for fund share sold	34,665
Dividends and interest receivable	21,767
Prepaid expenses	476

Total Assets	6,645,605

LIABILITIES:
Accrued expenses and other liabilities	13,218
Advisory fees payable	376
Affiliated transfer agent fee payable	346
Distribution fee payable	225
Payable for fund share repurchased	56

Total Liabilities	14,221

NET ASSETS	$6,631,384

Net assets were comprised of:
Paid-in capital	$6,546,606
Retained earnings	84,778

Net assets, December 31, 2016	$6,631,384

Net asset value and redemption price per share, $6,631,384 / 658,823 outstanding shares of beneficial interest	$10.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$83,290
Interest income	55,998
Affiliated dividend income	1,028
Income from securities lending, net	125

140,441

EXPENSES
Advisory fees	44,256
Distribution fee	14,951
Custodian and accounting fees	45,000
Audit fee	34,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	4,468

Total expenses	171,675
Less: advisory fee waivers and/or expense reimbursement	(107,684)

Net expenses	63,991

NET INVESTMENT INCOME (LOSS)	76,450

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $89)	(80,111)
Net change in unrealized appreciation (depreciation) on investments	227,297

NET GAIN (LOSS) ON INVESTMENTS	147,186

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$223,636

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$76,450	$24,301
Net realized gain (loss) on investment transactions	(80,111)	(41,750)
Net change in unrealized appreciation (depreciation) on investments	227,297	(121,409)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223,636	(138,858)

FUND SHARE TRANSACTIONS:
Fund share sold [122,111 and 555,505 shares, respectively]	1,185,823	5,542,286
Fund share repurchased [15,914 and 2,879 shares, respectively]	(153,092)	(28,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,032,731	5,513,875

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,256,367	5,375,017
NET ASSETS:
Beginning of period	5,375,017	—

End of period	$6,631,384	$5,375,017

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

SHORT-TERM INVESTMENTS — 63.9%
			Shares	Value (Note 2)
UNAFFILIATED FUND — 8.4%
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (cost $803,936)			803,936	$803,936

Interest Rate	Maturity Date		Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(n) — 11.6%
Canadian Treasury Bills (Canada)
0.521%	02/23/17	CAD	381	283,583
German Treasury Bills (Germany)
(0.860)%	01/25/17	EUR	375	394,982
United Kingdom Treasury Bill (United Kingdom)
0.173%	05/15/17	GBP	350	430,841

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $1,145,499)				1,109,406

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS(n) — 43.9%
U.S. Treasury Bills
0.470%	02/23/17	2,100	$2,098,599
0.511%	03/23/17	2,100	2,097,696

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,196,133)			4,196,295

TOTAL INVESTMENTS — 63.9% (cost $6,145,568)			6,109,637
Other assets in excess of liabilities(z) — 36.1%			3,455,137

NET ASSETS — 100.0%			$9,564,774

See the Glossary for abbreviations used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(n)	Rate shown reflects yield to maturity at purchase date.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/15/17	Barclays Capital Group	AUD	127	$91,592	$91,337	$(255)
Expiring 03/15/17	Morgan Stanley	AUD	10,346	7,715,850	7,452,844	(263,006)
Expiring 03/15/17	Morgan Stanley	AUD	1,415	1,038,970	1,019,051	(19,919)
Expiring 03/15/17	Morgan Stanley	AUD	970	717,128	698,633	(18,495)
Expiring 03/15/17	Morgan Stanley	AUD	745	538,661	536,350	(2,311)
Expiring 03/15/17	Morgan Stanley	AUD	302	222,911	217,583	(5,328)
Expiring 03/15/17	Morgan Stanley	AUD	257	184,938	185,122	184
Expiring 03/15/17	Morgan Stanley	AUD	252	181,453	181,422	(31)
Expiring 03/15/17	Morgan Stanley	AUD	83	59,391	59,486	95
British Pound,
Expiring 03/15/17	Barclays Capital Group	GBP	225	278,458	277,506	(952)
Expiring 03/15/17	Barclays Capital Group	GBP	154	190,068	190,520	452
Expiring 03/15/17	Barclays Capital Group	GBP	141	174,440	173,842	(598)
Expiring 03/15/17	Barclays Capital Group	GBP	116	142,736	143,401	665
Expiring 03/15/17	Barclays Capital Group	GBP	111	138,626	137,313	(1,313)
Expiring 03/15/17	Barclays Capital Group	GBP	76	96,491	93,568	(2,923)
Expiring 03/15/17	Morgan Stanley	GBP	651	821,194	804,025	(17,169)
Expiring 03/15/17	Morgan Stanley	GBP	561	709,711	693,163	(16,548)
Expiring 03/15/17	Morgan Stanley	GBP	548	693,842	676,593	(17,249)
Expiring 03/15/17	Morgan Stanley	GBP	321	406,912	395,878	(11,034)
Expiring 03/15/17	Morgan Stanley	GBP	176	215,690	217,148	1,458
Canadian Dollar,
Expiring 03/15/17	Barclays Capital Group	CAD	1,074	808,355	800,900	(7,455)
Expiring 03/15/17	Barclays Capital Group	CAD	600	453,209	447,586	(5,623)
Expiring 03/15/17	Barclays Capital Group	CAD	475	357,795	354,232	(3,563)
Expiring 03/15/17	Barclays Capital Group	CAD	213	159,063	158,517	(546)
Expiring 03/15/17	Barclays Capital Group	CAD	201	147,821	149,535	1,714
Expiring 03/15/17	Morgan Stanley	CAD	433	330,847	322,875	(7,972)
Expiring 03/15/17	Morgan Stanley	CAD	280	207,091	208,595	1,504
Expiring 03/15/17	Morgan Stanley	CAD	172	126,852	128,019	1,167
Expiring 03/15/17	Morgan Stanley	CAD	167	123,593	124,098	505

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro,
Expiring 03/15/17	Barclays Capital Group	EUR	1,559	$1,665,201	$1,647,488	$(17,713)
Expiring 03/15/17	Barclays Capital Group	EUR	361	389,384	381,318	(8,066)
Expiring 03/15/17	Barclays Capital Group	EUR	325	346,747	343,059	(3,688)
Expiring 03/15/17	Barclays Capital Group	EUR	102	108,152	107,217	(935)
Expiring 03/15/17	Morgan Stanley	EUR	595	642,105	629,151	(12,954)
Japanese Yen,
Expiring 03/15/17	Barclays Capital Group	JPY	525,755	4,626,697	4,515,450	(111,247)
Expiring 03/15/17	Barclays Capital Group	JPY	57,295	488,198	492,078	3,880
Expiring 03/15/17	Morgan Stanley	JPY	99,450	845,075	854,127	9,052
Expiring 03/15/17	Morgan Stanley	JPY	72,349	620,254	621,369	1,115
Expiring 03/15/17	Morgan Stanley	JPY	49,621	437,225	426,168	(11,057)
Expiring 03/15/17	Morgan Stanley	JPY	23,401	204,160	200,979	(3,181)
New Zealand Dollar,
Expiring 03/15/17	Barclays Capital Group	NZD	773	545,299	535,478	(9,821)
Expiring 03/15/17	Barclays Capital Group	NZD	248	172,190	172,027	(163)
Expiring 03/15/17	Morgan Stanley	NZD	5,068	3,608,296	3,512,444	(95,852)
Expiring 03/15/17	Morgan Stanley	NZD	484	344,411	335,334	(9,077)
Expiring 03/15/17	Morgan Stanley	NZD	277	190,700	191,666	966
Norwegian Krone,
Expiring 03/15/17	Barclays Capital Group	NOK	55,829	6,615,091	6,468,388	(146,703)
Expiring 03/15/17	Barclays Capital Group	NOK	911	104,592	105,519	927
Expiring 03/15/17	Barclays Capital Group	NOK	299	34,459	34,664	205
Expiring 03/15/17	Morgan Stanley	NOK	674	77,351	78,068	717
Singapore Dollar,
Expiring 03/15/17	Barclays Capital Group	SGD	344	241,187	237,245	(3,942)
Expiring 03/15/17	Morgan Stanley	SGD	461	323,428	318,108	(5,320)
Expiring 03/15/17	Morgan Stanley	SGD	250	175,632	172,451	(3,181)
Expiring 03/15/17	Morgan Stanley	SGD	219	153,776	151,220	(2,556)
Swedish Krona,
Expiring 03/15/17	Barclays Capital Group	SEK	3,184	345,993	351,029	5,036
Expiring 03/15/17	Barclays Capital Group	SEK	2,481	273,205	273,504	299
Expiring 03/15/17	Barclays Capital Group	SEK	2,142	229,858	236,140	6,282
Expiring 03/15/17	Morgan Stanley	SEK	14,770	1,615,037	1,628,468	13,431
Expiring 03/15/17	Morgan Stanley	SEK	3,554	390,642	391,782	1,140
Expiring 03/15/17	Morgan Stanley	SEK	506	55,460	55,757	297

				$43,203,493	$42,406,838	(796,655)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/15/17	Barclays Capital Group	AUD	7,531	$5,616,717	$5,424,609	$192,108
Expiring 03/15/17	Barclays Capital Group	AUD	584	433,759	420,321	13,438
Expiring 03/15/17	Morgan Stanley	AUD	1,155	857,280	832,104	25,176
Expiring 03/15/17	Morgan Stanley	AUD	841	622,392	605,984	16,408
Expiring 03/15/17	Morgan Stanley	AUD	712	529,633	512,860	16,773
Expiring 03/15/17	Morgan Stanley	AUD	464	345,982	334,388	11,594
British Pound,
Expiring 03/15/17	Barclays Capital Group	GBP	4,915	6,197,438	6,069,018	128,420
Expiring 03/15/17	Barclays Capital Group	GBP	271	342,974	334,267	8,707
Expiring 03/15/17	Barclays Capital Group	GBP	224	285,881	276,826	9,055
Canadian Dollar,
Expiring 03/15/17	Morgan Stanley	CAD	3,047	2,273,511	2,271,440	2,071
Euro,
Expiring 03/15/17	Barclays Capital Group	EUR	298	312,447	315,256	(2,809)
Expiring 03/15/17	Morgan Stanley	EUR	706	739,731	746,170	(6,439)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/15/17	Morgan Stanley	EUR	603	$642,937	$637,322	$5,615
Expiring 03/15/17	Morgan Stanley	EUR	495	528,417	523,123	5,294
Expiring 03/15/17	Morgan Stanley	EUR	293	313,666	309,944	3,722
Expiring 03/15/17	Morgan Stanley	EUR	143	154,361	150,840	3,521
Expiring 03/15/17	Morgan Stanley	EUR	60	63,253	63,627	(374)
Expiring 03/15/17	Morgan Stanley	EUR	30	31,847	31,450	397
Japanese Yen,
Expiring 03/15/17	Morgan Stanley	JPY	553,427	4,932,638	4,753,115	179,523
Expiring 03/15/17	Morgan Stanley	JPY	33,229	285,541	285,390	151
Expiring 03/15/17	Morgan Stanley	JPY	16,911	149,222	145,240	3,982
Expiring 03/15/17	Morgan Stanley	JPY	16,057	137,183	137,902	(719)
Expiring 03/15/17	Morgan Stanley	JPY	14,262	125,664	122,486	3,178
Expiring 03/15/17	Morgan Stanley	JPY	12,864	109,754	110,486	(732)
New Zealand Dollar,
Expiring 03/15/17	Barclays Capital Group	NZD	2,148	1,518,985	1,488,775	30,210
Expiring 03/15/17	Barclays Capital Group	NZD	447	318,320	309,867	8,453
Expiring 03/15/17	Morgan Stanley	NZD	1,175	817,254	814,246	3,008
Expiring 03/15/17	Morgan Stanley	NZD	1,031	718,402	714,798	3,604
Expiring 03/15/17	Morgan Stanley	NZD	698	498,275	483,499	14,776
Expiring 03/15/17	Morgan Stanley	NZD	566	407,798	392,424	15,374
Expiring 03/15/17	Morgan Stanley	NZD	322	230,908	223,327	7,581
Expiring 03/15/17	Morgan Stanley	NZD	310	219,327	214,883	4,444
Expiring 03/15/17	Morgan Stanley	NZD	249	175,948	172,388	3,560
Norwegian Krone,
Expiring 03/15/17	Morgan Stanley	NOK	48,313	5,724,651	5,597,529	127,122
Expiring 03/15/17	Morgan Stanley	NOK	5,290	626,447	612,860	13,587
Expiring 03/15/17	Morgan Stanley	NOK	4,022	464,007	465,973	(1,966)
Expiring 03/15/17	Morgan Stanley	NOK	3,844	456,082	445,355	10,727
Singapore Dollar,
Expiring 03/15/17	Barclays Capital Group	SGD	2,507	1,758,950	1,730,199	28,751
Expiring 03/15/17	Morgan Stanley	SGD	544	377,342	375,441	1,901
Expiring 03/15/17	Morgan Stanley	SGD	462	320,011	319,093	918
Expiring 03/15/17	Morgan Stanley	SGD	405	283,961	279,213	4,748
Expiring 03/15/17	Morgan Stanley	SGD	201	138,734	138,873	(139)
Expiring 03/15/17	Morgan Stanley	SGD	191	131,838	131,720	118
Expiring 03/15/17	Morgan Stanley	SGD	156	107,979	107,942	37
Expiring 03/15/17	Morgan Stanley	SGD	139	95,574	95,656	(82)
Swedish Krona,
Expiring 03/15/17	Barclays Capital Group	SEK	38,347	4,169,520	4,227,839	(58,319)
Expiring 03/15/17	Barclays Capital Group	SEK	4,669	506,837	514,721	(7,884)
Expiring 03/15/17	Barclays Capital Group	SEK	2,289	245,273	252,375	(7,102)
Expiring 03/15/17	Morgan Stanley	SEK	4,398	478,621	484,894	(6,273)
Expiring 03/15/17	Morgan Stanley	SEK	3,981	434,500	438,910	(4,410)
Expiring 03/15/17	Morgan Stanley	SEK	3,481	382,676	383,785	(1,109)
Expiring 03/15/17	Morgan Stanley	SEK	3,044	331,758	335,600	(3,842)
Expiring 03/15/17	Morgan Stanley	SEK	2,673	290,084	294,677	(4,593)

				$48,262,290	$47,461,030	801,260

						$4,605

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Unaffiliated Fund	$803,936	$—	$—
Foreign Treasury Obligations	—	1,109,406	—
U.S. Treasury Obligations	—	4,196,295	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	4,605	—

Total	$803,936	$5,310,306	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	43.9%
Foreign Treasury Obligations	11.6
Unaffiliated Fund	8.4

63.9
Other assets in excess of liabilities	36.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$959,143	Unrealized depreciation on OTC forward foreign currency exchange contracts	$954,538

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$1,252,071

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$(92,596)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average value at settlement date for forward foreign currency exchange purchase and sale contracts was $37,919,178 and $43,784,794, respectively.

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Barclays Capital Group	$438,602	$(401,620)	$—	$36,982
Morgan Stanley	520,541	(520,541)	—	—

	$959,143

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Barclays Capital Group	$(401,620)	$401,620	$—	$—
Morgan Stanley	(552,918)	520,541	32,377	—

	$(954,538)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $6,145,568)	$6,109,637
Cash	2,160,000
Foreign currency, at value (cost $1,253,165)	1,226,017
Unrealized appreciation on OTC forward foreign currency exchange contracts	959,143
Receivable for fund share sold	82,090
Dividends and interest receivable	259
Prepaid expenses	475

Total Assets	10,537,621

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency exchange contracts	954,538
Accrued expenses and other liabilities	13,187
Advisory fees payable	4,409
Affiliated transfer agent fee payable	346
Distribution fee payable	333
Payable for fund share repurchased	34

Total Liabilities	972,847

NET ASSETS	$9,564,774

Net assets were comprised of:
Paid-in capital	$8,988,297
Retained earnings	576,477

Net assets, December 31, 2016	$9,564,774

Net asset value and redemption price per share, $9,564,774 / 903,653 outstanding shares of beneficial interest	$10.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$13,194
Affiliated dividend income	3,815
Unaffiliated dividend income	2,122

19,131

EXPENSES
Advisory fees	64,787
Distribution fee	19,455
Custodian and accounting fees	32,000
Audit fee	31,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	10,749

Total expenses	186,991
Less: advisory fee waivers and/or expense reimbursement	(92,048)

Net expenses	94,943

NET INVESTMENT INCOME (LOSS)	(75,812)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(243)
Foreign currency transactions	1,166,013

1,165,770

Net change in unrealized appreciation (depreciation) on:
Investments	28,106
Foreign currencies	(119,418)

(91,312)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,074,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$998,646

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(75,812)	$(40,959)
Net realized gain (loss) on investment and foreign currency transactions	1,165,770	(351,570)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(91,312)	104,437

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	998,646	(288,092)

FUND SHARE TRANSACTIONS:
Fund share sold [377,015 and 128,416 shares, respectively]	3,818,145	1,166,005
Fund share repurchased [77,228 and 61,275 shares, respectively]	(803,239)	(560,166)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,014,906	605,839

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,013,552	317,747
NET ASSETS:
Beginning of year	5,551,222	5,233,475

End of year	$9,564,774	$5,551,222

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 64.4%
COMMON STOCKS — 40.8%	Shares	Value (Note 2)
Canada — 0.1%
Silver Wheaton Corp.	1,300	$25,115

China — 1.2%
Baidu, Inc., ADR*	140	23,017
China Life Insurance Co. Ltd. (Class H Stock)	37,000	95,643
China Mobile Ltd.	1,500	15,815
China Telecom Corp. Ltd., ADR	1,095	50,512
China Telecom Corp. Ltd. (Class H Stock)	23,000	10,550
Kunlun Energy Co. Ltd.	81,500	60,721

		256,258

France — 3.1%
AXA SA	5,160	130,078
BNP Paribas SA	2,110	134,276
Cie Generale des Etablissements Michelin	640	71,142
Credit Agricole SA	9,780	121,064
Sanofi	1,590	128,576
TOTAL SA	1,310	67,193

		652,329

Germany — 2.7%
Deutsche Lufthansa AG	11,040	142,314
Innogy SE, 144A*	3,530	122,661
Merck KGaA	840	87,462
METRO AG	1,800	59,827
Siemens AG	1,220	149,377

		561,641

Ireland — 0.5%
CRH PLC	3,212	110,790

Israel — 0.9%
Teva Pharmaceutical Industries Ltd., ADR	5,036	182,555

Italy — 0.8%
Eni SpA	9,111	147,700
UniCredit SpA	7,762	22,290

		169,990

Japan — 2.0%
Konica Minolta, Inc.	2,600	25,768
Nissan Motor Co. Ltd.	12,500	125,389
Panasonic Corp.	7,300	74,038
SoftBank Group Corp.	2,000	132,348
Toshiba Corp.*	24,600	59,422

		416,965

Netherlands — 2.5%
Aegon NV	18,988	104,314
Akzo Nobel NV	940	58,738
ING Groep NV	7,790	109,674
Royal Dutch Shell PLC (Class A Stock)	118	3,257
Royal Dutch Shell PLC (Class B Stock)	8,368	240,430

		516,413

Portugal — 0.5%
Galp Energia SGPS SA	7,310	108,980

Russia — 0.2%
MMC Norilsk Nickel PJSC, ADR	1,934	32,472

COMMON STOCKS (continued)	Shares	Value (Note 2)
Singapore — 0.8%
DBS Group Holdings Ltd.	6,000	$71,585
Singapore Telecommunications Ltd.	37,700	94,568

		166,153

South Korea — 2.7%
Hyundai Motor Co.	1,206	145,489
KB Financial Group, Inc., ADR	3,892	137,349
Samsung Electronics Co. Ltd.	188	279,803

		562,641

Spain — 0.5%
Telefonica SA	12,148	112,155

Sweden — 0.6%
Getinge AB (Class B Stock)	2,960	47,428
Telefonaktiebolaget LM Ericsson (Class B Stock)	14,890	87,270

		134,698

Switzerland — 1.5%
Credit Suisse Group AG*	6,165	88,104
Glencore PLC*	15,270	51,596
Roche Holding AG	530	120,815
UBS Group AG	2,950	46,125

		306,640

Taiwan — 0.1%
Catcher Technology Co. Ltd.	3,000	20,735

Thailand — 0.2%
Bangkok Bank PCL	5,300	23,824
Bangkok Bank PCL, NVDR	1,800	7,992

		31,816

Turkey — 0.1%
Turkcell Iletisim Hizmetleri A/S, ADR*	4,253	29,346

United Kingdom — 4.4%
BAE Systems PLC	14,299	104,005
Barclays PLC	36,800	100,993
BP PLC	24,666	154,495
HSBC Holdings PLC	16,800	134,337
Kingfisher PLC	11,237	48,414
Serco Group PLC*	1,458	2,572
Sky PLC	9,991	121,800
Standard Chartered PLC*	16,792	136,938
Tesco PLC*	18,273	46,593
Vodafone Group PLC	29,980	73,778

		923,925

United States — 15.4%
Allergan PLC*	732	153,727
Alphabet, Inc. (Class A Stock)*	190	150,566
American International Group, Inc.	2,400	156,743
AmerisourceBergen Corp.	620	48,478
Amgen, Inc.	1,100	160,831
Apache Corp.	1,800	114,246
Apple, Inc.	1,070	123,927
Capital One Financial Corp.	1,260	109,922
Cardinal Health, Inc.	660	47,500
Celgene Corp.*	210	24,308
Cisco Systems, Inc.	3,760	113,627

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Citigroup, Inc.	3,720	$221,080
Comcast Corp. (Class A Stock)	2,040	140,862
ConocoPhillips	1,440	72,202
Eli Lilly & Co.	1,320	97,086
First Solar, Inc.*	1,790	57,441
Gilead Sciences, Inc.	1,940	138,923
Halliburton Co.	1,480	80,053
Hewlett Packard Enterprise Co.	1,170	27,074
JPMorgan Chase & Co.	1,990	171,717
Medtronic PLC	760	54,135
Microsoft Corp.	2,970	184,556
Navistar International Corp.*	3,890	122,029
NetScout Systems, Inc.*	400	12,600
Oracle Corp.	4,790	184,176
QIAGEN NV*	2,290	64,174
SunTrust Banks, Inc.	2,970	162,905
Tiffany & Co.	630	48,781
Twenty-First Century Fox, Inc. (Class A Stock)	3,100	86,924
United Parcel Service, Inc. (Class B Stock)	760	87,126

		3,217,719

TOTAL COMMON STOCKS (cost $8,415,754)		8,539,336

UNAFFILIATED EXCHANGE TRADED FUNDS — 1.6%
iShares Barclays 1-3 Year Treasury Bond Fund ETF	1,054	89,010
iShares Russell 2000 Index Fund ETF	443	59,739
PowerShares DB US Dollar Index Bullish Fund*	3,490	92,345
SPDR S&P 500 ETF Trust Fund	376	84,047

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $326,878)		325,141

UNAFFILIATED FUND — 22.0%
Franklin Strategic Series — Franklin Strategic Income Fund (Class R6) (cost $4,690,894)	477,287	4,601,049

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $13,433,526)		$13,465,526

	Shares
SHORT-TERM INVESTMENTS — 34.3%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	7,178,843	7,178,843
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)	15	15

TOTAL SHORT-TERM INVESTMENTS (cost $7,178,858)(Note 4)		7,178,858

TOTAL INVESTMENTS — 98.7% (cost $20,612,384)		20,644,384
Other assets in excess of liabilities(z) — 1.3%		278,910

NET ASSETS — 100.0%		$20,923,294

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
10	10 Year U.S. Treasury Notes	Mar. 2017	$1,242,817	$1,242,813	$(4)
14	Mini MSCI Emerging Markets Index	Mar. 2017	612,410	601,230	(11,180)
6	Russell 2000 Mini Index	Mar. 2017	415,993	407,070	(8,923)
3	U.S. Dollar Index	Mar. 2017	304,368	306,858	2,490

					(17,617)

Short Positions:
46	2 Year U.S.Treasury Notes	Mar. 2017	9,971,328	9,967,625	3,703
4	Euro STOXX 50 Index	Mar. 2017	133,729	137,982	(4,253)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions (continued):
30	S&P 500 E-Mini Index	Mar. 2017	$3,400,168	$3,354,300	$45,868

					45,318

					$27,701

Cash and foreign currency of $232,331 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at December 31, 2016.

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Barclays Capital Group	05/24/17	625	Receive total return on Barclays Cross Asset Trend Index and pay fixed rate of 0.55%	$(2,515)	$—	$(2,515)
Barclays Capital Group	05/24/17	246	Receive total return on Barclays Cross Asset Trend Index and pay fixed rate of 0.55%	4,715	—	4,715
Barclays Capital Group	05/24/17	509	Receive total return on Barclays TrendStar+ Index and pay fixed rate of 0.7%	1,093	—	1,093
Societe Generale	04/24/17	750	Receive total return on SGI VI Smart Beta Index and pay variable payments based on 1 Month LIBOR + 0.50%	332	—	332
Societe Generale	04/24/17	396	Receive total return on SGI VI Smart Beta Index and pay variable payments based on 1 Month LIBOR + 0.50%	134	—	134

				$3,759	$—	$3,759

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Canada	$25,115	$—	$—
China	73,529	182,729	—
France	—	652,329	—
Germany	122,661	438,980	—
Ireland	—	110,790	—
Israel	182,555	—	—
Italy	—	169,990	—
Japan	—	416,965	—
Netherlands	—	516,413	—
Portugal	—	108,980	—
Russia	32,472	—	—
Singapore	—	166,153	—

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
South Korea	$137,349	$425,292	$—
Spain	—	112,155	—
Sweden	—	134,698	—
Switzerland	—	306,640	—
Taiwan	—	20,735	—
Thailand	—	31,816	—
Turkey	29,346	—	—
United Kingdom	—	923,925	—
United States	3,153,545	64,174	—
Unaffiliated Exchange Traded Funds	325,141	—	—
Unaffiliated Fund	4,601,049	—	—
Affiliated Mutual Funds	7,178,858	—	—
Other Financial Instruments*
Futures Contracts	27,701	—	—
OTC Total Return Swap Agreements	—	3,759	—

Total	$15,889,321	$4,786,523	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds	34.3%
Unaffiliated Fund	22.0
Banks	7.4
Oil, Gas & Consumable Fuels	4.6
Pharmaceuticals	3.7
Insurance	2.3
Technology Hardware, Storage & Peripherals	2.3
Software	1.8
Media	1.7
Unaffiliated Exchange Traded Funds	1.6
Biotechnology	1.5
Automobiles	1.3
Diversified Telecommunication Services	1.3
Wireless Telecommunication Services	1.2
Communications Equipment	1.0
Industrial Conglomerates	1.0
Internet Software & Services	0.8
Airlines	0.7

Capital Markets	0.6%
Machinery	0.6
Multi-Utilities	0.6
Aerospace & Defense	0.5
Construction Materials	0.5
Consumer Finance	0.5
Food & Staples Retailing	0.5
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	0.5
Metals & Mining	0.5
Specialty Retail	0.5
Air Freight & Logistics	0.4
Energy Equipment & Services	0.4
Household Durables	0.4
Auto Components	0.3
Chemicals	0.3
Life Sciences Tools & Services	0.3
Semiconductors & Semiconductor Equipment	0.3

98.7
Other assets in excess of liabilities	1.3

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker- variation margin futures	$45,868	*	Due from/to broker- variation margin futures	$24,356	*
Equity contracts	Unrealized appreciation on OTC swap agreements	5,181		Unrealized depreciation on OTC swap agreements	2,515
Foreign exchange contracts	Due from/to broker- variation margin futures	2,490	*	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker — variation margin futures	$3,703	*	Due from/to broker — variation margin futures	$4	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,093		—	—

Total		$58,335			$26,875

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Swaps	Total
Equity contracts	$(291)	$(482,274)	$(59,915)	$(542,480)
Foreign exchange contracts	—	(31,110)	—	(31,110)
Interest rate contracts	—	(6,302)	(4,215)	(10,517)

Total	$(291)	$(519,686)	$(64,130)	$(584,107)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Equity contracts	$23,864	$7,757	$31,621
Foreign exchange contracts	2,735	—	2,735
Interest rate contracts	6,761	(864)	5,897

Total	$33,360	$6,893	$40,253

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Total Return Swap Agreements(2)
$3,430,097	$6,175,085	$1,473,000

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Barclays Capital Group	$5,808	$(2,515)	$—	$3,293
Societe Generale	466	—	—	466

	$6,274

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Barclays Capital Group	$(2,515)	$2,515	$—	$—
Societe Generale	—	—	—	—

	$(2,515)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $13,433,526)	$13,465,526
Affiliated investments (cost $7,178,858)	7,178,858
Cash	4,722
Deposit with broker for futures	232,331
Receivable for fund share sold	37,196
Tax reclaim receivable	13,538
Dividends receivable	11,018
Unrealized appreciation on OTC swap agreements	6,274
Due from broker-variation margin futures	6,194
Receivable from affiliate	68
Prepaid expenses	475

Total Assets	20,956,200

LIABILITIES:
Accrued expenses and other liabilities	25,288
Advisory fees payable	3,866
Unrealized depreciation on OTC swap agreements	2,515
Distribution fee payable	713
Affiliated transfer agent fee payable	346
Payable for fund share repurchased	178

Total Liabilities	32,906

NET ASSETS	$20,923,294

Net assets were comprised of:
Paid-in capital	$21,163,705
Retained earnings	(240,411)

Net assets, December 31, 2016	$20,923,294

Net asset value and redemption price per share, $20,923,294 / 2,181,819 outstanding shares of beneficial interest	$9.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $19,081, of which $1,548 is reimbursable by an affiliate)	$341,767
Affiliated dividend income	38,120
Income from securities lending, net (including affiliated income of $117)	154

380,041

EXPENSES
Advisory fees	146,837
Distribution fee	46,913
Custodian and accounting fees	76,000
Audit fee	32,000
Trustees’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	13,959

Total expenses	343,709
Less: advisory fee waivers and/or expense reimbursement	(142,588)

Net expenses	201,121

NET INVESTMENT INCOME (LOSS)	178,920

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $15)	(112,485)
Futures transactions	(519,686)
Swap agreements transactions	(64,130)
Foreign currency transactions	(1,943)

(698,244)

Net change in unrealized appreciation (depreciation) on:
Investments	997,853
Futures	33,360
Swap agreements	6,893
Foreign currencies	(578)

1,037,528

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	339,284

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$518,204

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$178,920	$118,904
Net realized gain (loss) on investment and foreign currency transactions	(698,244)	41,904
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,037,528	(753,668)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	518,204	(592,860)

FUND SHARE TRANSACTIONS:
Fund share sold [564,002 and 1,410,706 shares, respectively]	5,232,767	13,634,692
Fund share repurchased [184,388 and 332,190 shares, respectively]	(1,722,797)	(3,190,833)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,509,970	10,443,859

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,028,174	9,850,999
NET ASSETS:
Beginning of year	16,895,120	7,044,121

End of year	$20,923,294	$16,895,120

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 87.7%
AFFILIATED MUTUAL FUND — 1.3%	Shares	Value (Note 2)
AST Goldman Sachs Strategic Income Portfolio* (cost $332,799)(w)	34,342	$331,401

UNAFFILIATED EXCHANGE TRADED FUNDS — 48.4%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	88,678	3,933,756
iShares Core MSCI EAFE ETF	78,148	4,191,077
iShares Core MSCI Emerging Markets ETF	81,901	3,476,697
iShares Global Infrastructure ETF	5,245	204,765

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $11,838,143)		11,806,295

UNAFFILIATED FUNDS — 38.0%
Goldman Sachs Absolute Return Tracker Fund (Institutional Shares)	63,644	587,437
Goldman Sachs Core Fixed Income Fund (Institutional Shares)	61,247	637,576
Goldman Sachs Emerging Markets Debt Fund (Institutional Shares)	115,624	1,433,741
Goldman Sachs Emerging Markets Equity Fund	69,920	1,120,118
Goldman Sachs Fixed Income Macro Strategies Fund (Institutional Shares)	33,111	289,388
Goldman Sachs High Yield Floating Rate Fund (Institutional Shares)	96,666	941,529
Goldman Sachs High Yield Fund (Institutional Shares)	166,275	1,080,785
Goldman Sachs International Real Estate Securities Fund	53,563	296,741
Goldman Sachs Local Emerging Markets Debt Fund (Institutional Shares)	144,330	864,535
Goldman Sachs Long Short Credit Strategies Fund	79,024	743,619
Goldman Sachs Long Short Fund	27,358	236,648
Goldman Sachs Managed Futures Strategy Fund	77,173	794,108
Goldman Sachs Real Estate Securities Fund (Institutional Shares)	13,191	248,131

TOTAL UNAFFILIATED FUNDS (cost $9,427,459)		9,274,356

TOTAL LONG-TERM INVESTMENTS (cost $21,598,401)		21,412,052

SHORT-TERM INVESTMENTS — 11.8%
AFFILIATED MUTUAL FUND — 10.9%	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $2,664,438)(w)(Note 4)	2,664,438	$2,664,438

	Notional Amount (000)#
OPTIONS PURCHASED* — 0.9%
Call Options
90 Day Euro Dollar Futures,
expiring 06/17/19, Strike Price $97.75	10	5,425
expiring 03/18/19, Strike Price $97.88	13	5,875
expiring 09/18/17, Strike Price $98.00	95	61,513
expiring 12/17/18, Strike Price $98.00	13	4,969
expiring 06/19/17, Strike Price $98.13	95	63,649
expiring 09/17/18, Strike Price $98.13	10	3,425
expiring 06/18/18, Strike Price $98.25	5	1,388
expiring 06/19/17, Strike Price $98.50	8	2,250
expiring 03/13/17, Strike Price $98.63	15	5,025
expiring 12/18/17, Strike Price $98.88	85	52,700
expiring 03/13/17, Strike Price $99.38	298	744

TOTAL OPTIONS PURCHASED (cost $222,849)		206,963

TOTAL SHORT-TERM INVESTMENTS (cost $2,887,287)		2,871,401

TOTAL INVESTMENTS — 99.5% (cost $24,485,688)		24,283,453
Other assets in excess of liabilities(z) — 0.5%		129,564

NET ASSETS — 100.0%		$24,413,017

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Deprecation)
Long Positions:
44	90 Day Euro Dollar	Dec. 2017	$10,823,999	$10,832,800	$8,801
4	FTSE 100 Index	Mar. 2017	338,505	347,539	9,034
2	Hang Seng China Enterprises Index	Jan. 2017	119,312	121,065	1,753
3	IBEX 35 Index	Jan. 2017	288,867	294,114	5,247
8	Russell 2000 Mini Index	Mar. 2017	551,914	542,760	(9,154)
24	S&P 500 E-Mini Index	Mar. 2017	2,690,893	2,683,440	(7,453)
13	SGX CNX Nifty 50 Index	Jan. 2017	208,904	212,797	3,893

					12,121

Short Positions:
44	90 Day Euro Dollar	Mar. 2020	10,720,049	10,738,750	(18,701)
6	30 Year Euro Buxl	Mar. 2017	1,081,097	1,095,939	(14,842)
7	FTSE 250 Index	Mar. 2017	303,839	310,679	(6,840)
23	SGX FTSE China A50 Index	Jan. 2017	229,540	229,138	402

					(39,981)

					$(27,860)

Cash and foreign currency of $139,228 has been segregated with Barclays Capital Group to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 01/04/17	JPMorgan Chase	BRL	360	$104,446	$110,437	$5,991
Expiring 02/02/17	JPMorgan Chase	BRL	360	108,960	109,471	511
Chilean Peso,
Expiring 03/15/17	Barclays Capital Group	CLP	5,000	7,431	7,425	(6)
Czech Koruna,
Expiring 03/15/17	Morgan Stanley	CZK	5,600	224,623	219,014	(5,609)
Indian Rupee,
Expiring 03/15/17	JPMorgan Chase	INR	15,000	217,960	219,138	1,178
Indonesian Rupiah,
Expiring 03/15/17	State Street Bank	IDR	2,970,000	217,026	218,022	996
Norwegian Krone,
Expiring 03/15/17	Citigroup Global Markets	NOK	50	5,815	5,793	(22)
Expiring 03/15/17	Morgan Stanley	NOK	900	107,741	104,274	(3,467)
Russian Ruble,
Expiring 03/15/17	JPMorgan Chase	RUB	9,250	142,225	148,432	6,207
South African Rand,
Expiring 03/15/17	Citigroup Global Markets	ZAR	2,030	146,468	145,741	(727)
Swedish Krona,
Expiring 03/15/17	State Street Bank	SEK	975	108,140	107,496	(644)
Turkish Lira,
Expiring 03/15/17	Citigroup Global Markets	TRY	370	106,641	103,225	(3,416)
Expiring 03/15/17	Citigroup Global Markets	TRY	20	5,601	5,579	(22)

				$1,503,077	$1,504,047	970

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 03/15/17	Standard Chartered PLC	AUD	480	$358,091	$345,758	$12,333
Brazilian Real,
Expiring 01/04/17	JPMorgan Chase	BRL	360	109,857	110,437	(580)
British Pound,
Expiring 03/15/17	Citigroup Global Markets	GBP	685	866,231	845,785	20,446
Chilean Peso,
Expiring 03/15/17	State Street Bank	CLP	100,000	149,147	148,513	634
Chinese Renminbi,
Expiring 03/15/17	Barclays Capital Group	CNH	20	2,817	2,812	5
Expiring 03/15/17	State Street Bank	CNH	1,000	143,596	140,603	2,993
Danish Krone,
Expiring 03/15/17	Standard Chartered PLC	DKK	520	75,529	73,935	1,594
Euro,
Expiring 03/15/17	UBS AG	EUR	1,310	1,416,365	1,384,236	32,129
Expiring 03/15/17	UBS AG	EUR	210	227,051	221,901	5,150
Hong Kong Dollar,
Expiring 03/15/17	UBS AG	HKD	1,210	156,105	156,083	22
Hungarian Forint,
Expiring 03/16/17	Citigroup Global Markets	HUF	2,000	6,853	6,821	32
Expiring 03/16/17	State Street Bank	HUF	42,000	143,998	143,244	754
Israeli Shekel,
Expiring 03/15/17	Bank of America	ILS	40	10,565	10,406	159
Japanese Yen,
Expiring 03/15/17	Citigroup Global Markets	JPY	1,000	8,589	8,589	—
Expiring 03/15/17	Standard Chartered PLC	JPY	132,000	1,167,590	1,133,684	33,906
Expiring 03/15/17	Standard Chartered PLC	JPY	25,000	221,134	214,712	6,422
New Taiwanese Dollar,
Expiring 03/15/17	Barclays Capital Group	TWD	300	9,256	9,340	(84)
Expiring 03/15/17	State Street Bank	TWD	4,500	140,309	140,106	203
New Zealand Dollar,
Expiring 03/15/17	Citigroup Global Markets	NZD	10	7,139	6,931	208
Norwegian Krone,
Expiring 03/15/17	Morgan Stanley	NOK	250	29,928	28,965	963
Russian Ruble,
Expiring 03/15/17	Barclays Capital Group	RUB	9,250	149,266	148,432	834
Singapore Dollar,
Expiring 03/15/17	Deutsche Bank AG	SGD	90	63,427	62,125	1,302
South Korean Won,
Expiring 03/15/17	Barclays Capital Group	KRW	20,000	16,602	16,561	41
Expiring 03/15/17	State Street Bank	KRW	250,000	213,983	207,010	6,973
Swedish Krona,
Expiring 03/15/17	State Street Bank	SEK	1,200	133,096	132,304	792
Swiss Franc,
Expiring 03/15/17	Morgan Stanley	CHF	410	409,472	404,530	4,942
Expiring 03/15/17	Morgan Stanley	CHF	110	109,858	108,532	1,326

				$6,345,854	$6,212,355	133,499

						$134,469

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Fund	$2,995,839	$—	$—
Unaffiliated Exchange Traded Funds	11,806,295	—	—
Unaffiliated Funds	9,274,356	—	—
Options Purchased	206,963	—	—
Other Financial Instruments*
Futures Contracts	(27,860)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	134,469	—

Total	$24,255,593	$134,469	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Exchange Traded Funds	48.4%
Unaffiliated Funds	38.0

Affiliated Mutual Funds	12.2%
Options Purchased	0.9

99.5
Other assets in excess of liabilities	0.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$20,329	*	Due from/to broker — variation margin futures	$23,447	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	149,046		Unrealized depreciation on OTC forward foreign currency exchange contracts	14,577
Interest rate contracts	Due from/to broker — variation margin futures	8,801	*	Due from/to broker — variation margin futures	33,543	*
Interest rate contracts	Unaffiliated investments	206,963		—	—

Total		$385,139			$71,567

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Contracts(2)	Total
Equity contracts	$—	$308,111	$—	$308,111
Foreign exchange contracts	—	—	123,219	123,219
Interest rate contracts	(3,220)	41,679	—	38,459

Total	$(3,220)	$349,790	$123,219	$469,789

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Futures	Forward Currency Contracts(4)	Total
Equity contracts	$—	$(1,311)	$—	$(1,311)
Foreign exchange contracts	—	—	105,464	105,464
Interest rate contracts	(15,886)	(24,742)	—	(40,628)

Total	$(15,886)	$(26,053)	$105,464	$63,525

(1)	Included in net realized gain (loss) on investments transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follow:

Options Purchased(1)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)
$58,287	$6,842,207	$2,932,139	$1,829,456	$8,814,564

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$159	$—	$—	$159
Barclays Capital Group	880	(90)	—	790
Citigroup Global Markets	20,686	(4,187)	—	16,499
Deutsche Bank AG	1,302	—	—	1,302
JPMorgan Chase	13,887	(580)	—	13,307
Morgan Stanley	7,231	(7,231)	—	—
Standard Chartered PLC	54,255	—	—	54,255
State Street Bank	13,345	(644)	—	12,701
UBS AG	37,301	—	—	37,301

	$149,046

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	(90)	90	—	—
Citigroup Global Markets	(4,187)	4,187	—	—
Deutsche Bank AG	—	—	—	—
JPMorgan Chase	(580)	580	—	—
Morgan Stanley	(9,076)	7,231	—	(1,845)
Standard Chartered PLC	—	—	—	—
State Street Bank	(644)	644	—	—
UBS AG	—	—	—	—

	$(14,577)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $21,488,451)	$21,287,614
Affiliated investments (cost $2,997,237)	2,995,839
Deposit with broker for futures	139,228
Unrealized appreciation on OTC forward foreign currency exchange contracts	149,046
Receivable for fund share sold	35,779
Due from broker-variation margin futures	1,606
Prepaid expenses	477

Total Assets	24,609,589

LIABILITIES:
Cash segregated from counterparty—OTC	160,000
Accrued expenses and other liabilities	19,696
Unrealized depreciation on OTC forward foreign currency exchange contracts	14,577
Advisory fees payable	1,135
Distribution fee payable	818
Affiliated transfer agent fee payable	346

Total Liabilities	196,572

NET ASSETS	$24,413,017

Net assets were comprised of:
Paid-in capital	$23,583,059
Retained earnings	829,958

Net assets, December 31, 2016	$24,413,017

Net asset value and redemption price per share, $24,413,017 / 2,266,787 outstanding shares of beneficial interest	$10.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$471,237
Affiliated dividend income	28,504
Income from securities lending, net (including affiliated income of $127)	3,418

503,159

EXPENSES
Advisory fees	175,228
Distribution fee	55,983
Custodian and accounting fees	64,000
Audit fee	41,000
Trustees’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	6,000
Shareholders’ reports	2,000
Insurance expenses	1,000
Miscellaneous	7,207

Total expenses	369,418
Less: advisory fee waivers and/or expense reimbursement	(191,512)
Less: distribution fee waiver	(1,378)

Net expenses	176,528

NET INVESTMENT INCOME (LOSS)	326,631

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,282))	(117,487)
Net capital gain distribution received	24,230
Futures transactions	349,790
Foreign currency transactions	125,254

381,787

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $8,655)	460,803
Futures	(26,053)
Foreign currencies	105,617

540,367

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	922,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,248,785

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$326,631	$192,116
Net realized gain (loss) on investment and foreign currency transactions	381,787	(372,631)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	540,367	(394,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,248,785	(575,261)

FUND SHARE TRANSACTIONS:
Fund share sold [651,422 and 1,907,331 shares, respectively]	6,664,524	20,001,047
Fund share repurchased [511,842 and 532,447 shares, respectively]	(5,172,090)	(5,496,612)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,492,434	14,504,435

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,741,219	13,929,174
NET ASSETS:
Beginning of year	21,671,798	7,742,624

End of year	$24,413,017	$21,671,798

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
LONG-TERM INVESTMENTS — 95.2%
ASSET-BACKED SECURITIES — 12.8%
Collateralized Debt Obligations
Venture VIII CDO Ltd.,
Series 2007-8A, Class A2A, 144A
1.102%(c)	07/22/21	335	$332,819

Collateralized Loan Obligations — 7.1%
Acis CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
1.752%(c)	04/18/24	4,501	4,463,113
Series 2013-1A, Class B, 144A
2.832%(c)	04/18/24	888	887,271
Series 2013-1A, Class C, 144A
3.832%(c)	04/18/24	561	548,167
Apidos CLO X (Cayman Islands),
Series 2012-10A, Class A, 144A
2.307%(c)	10/30/22	7,650	7,650,775
Cent CLO 21 Ltd. (Cayman Islands),
Series 2014-21A, Class A1B, 144A
2.276%(c)	07/27/26	4,650	4,645,837
Crown Point CLO Ltd. (Cayman Islands),
Series 2012-1A, Class ACOM, 144A
1.965%(c)	11/21/22	587	585,818
Duane Street CLO IV Ltd.,
Series 2007-4A, Class A1R, 144A
1.162%(c)	11/14/21	1,885	1,879,329
Gale Force 3 CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1, 144A
1.118%(c)	04/19/21	701	700,325
Grayson CLO Ltd. (Cayman Islands),
Series 2006-1A, Class A1A, 144A
1.131%(c)	11/01/21	1,273	1,270,187
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2013-1A, Class A1, 144A
2.030%(c)	04/15/25	2,250	2,241,054
Series 2014-1A, Class A1, 144A
2.412%(c)	04/18/26	3,750	3,757,277
MidOcean Credit CLO lll (Cayman Islands),
Series 2014-3A, Class A, 144A
2.341%(c)	07/21/26	700	698,791
OCP CLO Ltd. (Cayman Islands),
Series 2012-2A, Class A1R, 144A
2.283%(c)	11/22/25	2,450	2,450,736
OHA Credit Partners VIII Ltd. (Cayman Islands),
Series 2013-8A, Class A, 144A
2.001%(c)	04/20/25	7,150	7,132,328
Sound Point CLO XI Ltd. (Cayman Islands),
Series 2016-1A, Class A, 144A
2.531%(c)	07/20/28	7,650	7,696,602
Series 2016-1A, Class B1, 144A
3.281%(c)	07/20/28	1,550	1,559,212
Trinitas CLO I Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A
2.410%(c)	04/15/26	1,700	1,700,774
Zais CLO 1 Ltd. (Cayman Islands),
Series 2014-1A, Class A2, 144A
2.730%(c)	04/15/26	1,800	1,765,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Zais CLO 4 Ltd. (Cayman Islands),
Series 2016-1A, Class A, 144A
2.432%(c)	05/10/25	4,290	$4,291,798

			55,924,629

Non-Residential Mortgage-Backed Securities — 4.1%
Bank of America Student Loan Trust,
Series 2010-1A, Class A, 144A
1.682%(c)	02/25/43	1,016	1,013,063
Golden Credit Card Trust (Canada),
Series 2016-5A, Class A, 144A
1.600%	09/15/21	4,300	4,253,839
PHEAA Student Loan Trust,
Series 2016-1A, Class A, 144A
1.906%(c)	09/25/65	4,107	4,116,955
Scholar Funding Trust,
Series 2010-A, Class A, 144A
1.640%(c)	10/28/41	1,235	1,210,430
SLM Student Loan Trust,
Series 2003-1, Class A5A, 144A
1.073%(c)	12/15/32	2,819	2,609,442
Series 2005-4, Class A3
1.002%(c)	01/25/27	2,467	2,440,926
Series 2007-1, Class A5
0.972%(c)	01/26/26	1,907	1,888,959
Series 2007-2, Class A4
0.942%(c)	07/25/22	3,150	2,979,182
Series 2008-2, Class A3
1.632%(c)	04/25/23	222	216,247
Series 2008-4, Class A4
2.532%(c)	07/25/22	1,279	1,286,217
Series 2008-5, Class A4
2.582%(c)	07/25/23	4,335	4,359,262
Series 2012-3, Class A
1.406%(c)	12/26/25	3,195	3,110,230
SunTrust Student Loan Trust,
Series 2006-1A, Class A4, 144A
1.080%(c)	10/28/37	2,969	2,766,737

			32,251,489

Residential Mortgage-Backed Securities — 1.6%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2005-R11, Class M2
1.226%(c)	01/25/36	2,200	1,909,514
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
1.046%(c)	08/25/36	2,400	2,096,598
Invitation Homes Trust,
Series 2015-SFR2, Class D, 144A
2.980%(c)	06/17/32	800	800,567
Long Beach Mortgage Loan Trust,
Series 2006-6, Class 2A3
0.906%(c)	07/25/36	4,766	2,332,183
Soundview Home Loan Trust,
Series 2007-NS1, Class A3
0.956%(c)	01/25/37	1,986	1,801,599

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-WF3, Class M1
1.006%(c)	09/25/36		4,600	$3,908,638

				12,849,099

TOTAL ASSET-BACKED SECURITIES (cost $99,561,550)				101,358,036

CORPORATE BONDS — 14.1%
Belgium — 0.7%
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
2.650%	02/01/21		2,200	2,212,639
3.300%	02/01/23		600	610,639
3.650%	02/01/26		3,000	3,045,570

				5,868,848

Brazil — 0.1%
Petrobras Global Finance BV,
Gtd. Notes
4.875%	03/17/20		230	227,401
8.375%	05/23/21		670	721,925

				949,326

France — 0.7%
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, MTN, 144A
1.875%	03/28/19		3,700	3,679,961
Electricite de France SA,
Jr. Sub. Notes, EMTN, RegS
4.125%(c)	01/29/49	EUR	1,900	1,969,355

				5,649,316

Germany — 0.3%
Daimler AG,
Sr. Unsec’d. Notes, EMTN, RegS
1.400%	01/12/24	EUR	950	1,056,292
Deutsche Bank AG,
Sr. Unsec’d. Notes, 144A
4.250%	10/14/21		1,200	1,204,627
Sr. Unsec’d. Notes, EMTN
5.125%	08/31/17	EUR	100	108,526
Sr. Unsec’d. Notes, GMTN
2.850%	05/10/19		150	149,363
3.125%	01/13/21		100	98,320

				2,617,128

Italy — 1.0%
Banca Monte dei Paschi di Siena SpA,
Gov’t. Liquid Gtd. Notes
3.500%	03/20/17	EUR	6,600	6,990,103
Intesa Sanpaolo SpA,
Gtd. Notes
5.250%	01/12/24		250	263,016
Sub. Notes, MTN, 144A
5.017%	06/26/24		1,050	970,394

				8,223,513

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Japan — 0.2%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The),
Sr. Unsec’d. Notes, EMTN, RegS
0.875%	03/11/22	EUR	300	$321,852
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/21		1,050	1,057,009

				1,378,861

Mexico — 0.2%
Petroleos Mexicanos,
Gtd. Notes
5.500%	06/27/44		34	28,295
6.375%	01/23/45		60	54,600
6.625%	06/15/35		30	29,550
Gtd. Notes, EMTN, RegS
5.125%	03/15/23	EUR	710	806,973
Gtd. Notes, GMTN
5.625%	01/23/46		20	16,600
Gtd. Notes, RegS
6.375%	02/04/21		55	58,575
Trust F/1401,
Sr. Unsec’d. Notes, RegS
5.250%	12/15/24		400	391,499

				1,386,092

Netherlands — 0.2%
ING Bank NV,
Sub. Notes, 144A
5.800%	09/25/23		1,100	1,208,668
Sub. Notes, EMTN, RegS
4.125%(c)	11/21/23		350	353,784

				1,562,452

Portugal — 1.0%
EDP Finance BV,
Sr. Unsec’d. Notes, EMTN, RegS
2.625%	01/18/22	EUR	700	777,385
4.125%	01/20/21	EUR	5,950	7,003,059

				7,780,444

Spain — 0.2%
Telefonica Emisiones SAU,
Gtd. Notes, EMTN, RegS
1.460%	04/13/26	EUR	1,700	1,763,671

Switzerland — 0.4%
Credit Suisse AG,
Sub. Notes, RegS
5.750%(c)	09/18/25	EUR	1,100	1,267,356
UBS Group Funding Jersey Ltd.,
Gtd. Notes, 144A
4.125%	09/24/25		1,500	1,528,901

				2,796,257

United Kingdom — 1.2%
Barclays Bank PLC,
Sub. Notes, EMTN, RegS
10.000%	05/21/21	GBP	650	1,019,916
BAT International Finance PLC,
Gtd. Notes, 144A
3.950%	06/15/25		250	258,906

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Gtd. Notes, EMTN, RegS
1.250%	03/13/27	EUR	950	$987,463
BP Capital Markets PLC,
Gtd. Notes
3.017%	01/16/27		550	530,785
3.814%	02/10/24		200	207,773
Gtd. Notes, EMTN, RegS
0.830%	09/19/24	EUR	850	884,921
HSBC Holdings PLC,
Sub. Notes, EMTN
3.125%	06/07/28	EUR	900	1,000,029
Royal Bank of Scotland PLC (The),
Sub. Notes, EMTN, RegS
9.500%(c)	03/16/22		200	203,091
Santander UK PLC,
Sub. Notes, 144A
5.000%	11/07/23		2,300	2,339,845
Standard Life PLC,
Gtd. Notes
6.546%(c)	11/29/49	GBP	1,500	1,920,411

				9,353,140

United States — 7.9%
Actavis Funding SCS,
Gtd. Notes
3.000%	03/12/20		250	253,466
3.450%	03/15/22		3,200	3,248,029
3.800%	03/15/25		650	650,766
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35		350	328,767
4.800%	07/10/45		450	467,064
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
3.450%	07/15/24		50	49,082
6.450%	09/15/36		900	1,071,149
Apache Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/23		1,100	1,057,735
3.250%	04/15/22		50	50,785
4.250%	01/15/44		200	197,165
AT&T, Inc.,
Sr. Unsec’d. Notes
4.500%	03/09/48		500	449,287
4.750%	05/15/46		400	378,968
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
2.600%	01/15/19		1,650	1,664,104
3.500%	04/19/26		1,900	1,874,677
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27		1,250	1,193,375
3.875%	08/01/25		2,050	2,084,504
Sub. Notes
6.110%	01/29/37		275	322,381
Sub. Notes, MTN
4.183%	11/25/27		1,550	1,550,990
Buckeye Partners LP,
Sr. Unsec’d. Notes
4.150%	07/01/23		1,550	1,568,436

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20	400	$408,094
4.908%	07/23/25	1,100	1,159,323
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.200%	10/21/26	1,400	1,338,711
Devon Energy Corp.,
Sr. Unsec’d. Notes
3.250%	05/15/22	150	149,048
4.750%	05/15/42	700	661,287
5.000%	06/15/45	500	491,168
5.600%	07/15/41	50	51,500
Enterprise Products Operating LLC,
Gtd. Notes
2.850%	04/15/21	700	705,325
3.750%	02/15/25	300	304,819
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	2,050	2,011,415
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
4.500%	10/15/22	800	851,007
5.000%	10/15/25	1,250	1,361,418
Forest Laboratories LLC,
Gtd. Notes, 144A
5.000%	12/15/21	600	648,710
HCP, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/23	700	718,822
5.375%	02/01/21	600	655,442
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.300%	04/01/26	800	786,043
3.900%	07/15/25	950	976,865
Sr. Unsec’d. Notes, MTN
2.295%	08/15/21	200	196,295
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.950%	09/01/22	1,780	1,827,535
4.250%	09/01/24	250	255,311
4.300%	05/01/24	50	51,160
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25	1,050	1,081,045
Gtd. Notes, 144A
5.000%	02/15/21	200	213,035
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20	200	201,900
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.750%	12/09/20	100	101,115
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	04/10/24	110	112,918
4.368%	09/15/23	500	538,050

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Morgan Stanley, Sr. Unsec’d. Notes, GMTN
1.375%	10/27/26	EUR	550	$564,487
2.375%	03/31/21	EUR	150	170,808
3.700%	10/23/24		1,750	1,770,846
4.300%	01/27/45		200	199,314
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		900	859,838
5.625%	09/23/19		400	433,584
Sub. Notes, GMTN
3.950%	04/23/27		550	544,450
Mylan NV, Gtd. Notes, 144A
3.950%	06/15/26		600	561,509
Phillips 66 Partners LP, Sr. Unsec’d. Notes
3.550%	10/01/26		1,250	1,209,714
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
4.500%	12/15/26		1,550	1,572,391
4.700%	06/15/44		650	579,171
Reynolds American, Inc., Gtd. Notes
4.000%	06/12/22		400	418,369
4.450%	06/12/25		200	211,162
5.850%	08/15/45		1,600	1,894,602
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
2.875%	12/15/21		850	861,599
Ventas Realty LP, Gtd. Notes
3.500%	02/01/25		2,700	2,658,220
3.750%	05/01/24		250	253,042
Verizon Communications, Inc., Sr. Unsec’d. Notes
2.625%	02/21/20		550	555,277
2.625%	08/15/26		4,350	4,004,401
3.500%	11/01/24		3,400	3,389,093
4.500%	09/15/20		300	321,034
5.150%	09/15/23		500	552,872
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes
2.600%	06/01/21		700	695,605
3.450%	06/01/26		750	736,201
Wells Fargo & Co., Sr. Unsec’d. Notes
3.000%	10/23/26		800	761,918
Williams Partners LP, Sr. Unsec’d. Notes
3.600%	03/15/22		450	452,381

				62,549,979

TOTAL CORPORATE BONDS (cost $113,574,284)				111,879,027

FOREIGN GOVERNMENT BONDS — 48.3%
Australia Government Bond (Australia), Sr. Unsec’d. Notes, RegS
1.750%	11/21/20	AUD	4,365	3,106,981

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
2.750%	10/21/19		AUD	73,240	$53,982,305
3.250%	04/21/25		AUD	7,895	5,942,396
Austria Government Bond (Austria), Sr. Unsec’d. Notes, RegS, 144A
4.150%	03/15/37	(g)	EUR	1,140	1,891,072
Brazil Notas do Tesouro Nacional (Brazil), Notes
6.000%	08/15/50		BRL	1,494	1,417,620
Bundesrepublik Deutschland (Germany), Bonds, RegS
2.500%	08/15/46		EUR	650	962,646
5.500%	01/04/31		EUR	8,260	14,642,645
Canada Housing Trust No. 1 (Canada), Gov’t. Gtd. Notes, 144A
2.350%	12/15/18		CAD	1,800	1,377,821
Canadian Government Bond (Canada), Bonds
2.750%	12/01/48		CAD	2,070	1,693,587
Chile Government International Bond (Chile), Sr. Unsec’d. Notes
3.125%	01/21/26			2,144	2,111,840
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
4.500%	01/28/26			480	494,400
Denmark Government Bond (Denmark), Bonds
4.500%	11/15/39		DKK	4,255	1,038,363
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS
5.500%	01/27/25			380	366,419
5.875%	04/18/24			320	320,819
6.850%	01/27/45			1,430	1,350,950
Finland Government Bond (Finland), Sr. Unsec’d. Notes, RegS, 144A
3.375%	04/15/20	(g)	EUR	2,060	2,452,384
French Republic Government Bond OAT (France), Bonds, RegS
0.380%(s)	05/25/21		EUR	12,950	13,817,450
4.500%	04/25/41		EUR	1,400	2,384,471
French Treasury Notes (France), Notes, RegS
1.750%	02/25/17		EUR	7,040	7,435,656
Honduras Government International Bond (Honduras), Sr. Unsec’d. Notes, RegS
7.500%	03/15/24			200	213,679
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, EMTN, RegS
4.125%	01/15/25			1,210	1,198,914
5.125%	01/15/45			1,360	1,356,950
5.875%	01/15/24			200	220,661
6.750%	01/15/44			640	774,628
Sr. Unsec’d. Notes, MTN, 144A
4.750%	01/08/26			1,800	1,858,111
Israel Government Bond (Israel), Bonds
1.750%	08/31/25		ILS	2,680	678,340
Italy Buoni Poliennali del Tesoro (Italy), Bonds
0.100%	04/15/19		EUR	12,080	12,760,691
3.750%	09/01/24		EUR	6,550	8,051,299

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.250%	09/01/19		EUR	5,820	$6,811,859
Bonds, TIPS, RegS
2.150%	11/12/17		EUR	3,100	3,334,882
Bonds, RegS, 144A
2.800%	03/01/67	(g)	EUR	2,290	2,145,187
Bonds, RegS
5.000%	09/01/40		EUR	1,470	2,138,508
Japan Government Five Year Bond (Japan), Sr. Unsec’d. Notes
0.100%	06/20/20		JPY	807,950	6,966,724
0.100%	12/20/20		JPY	3,094,800	26,709,415
0.100%	09/20/21		JPY	756,000	6,530,094
0.200%	09/20/18		JPY	1,844,800	15,891,087
Japan Government Forty Year Bond (Japan), Sr. Unsec’d. Notes
1.400%	03/20/55		JPY	161,400	1,661,809
Japan Government Ten Year Bond (Japan), Sr. Unsec’d. Notes
0.100%	06/20/26		JPY	883,750	7,615,638
0.100%	09/20/26		JPY	512,150	4,407,404
0.400%	09/20/25		JPY	380,000	3,363,183
Japan Government Thirty Year Bond (Japan), Sr. Unsec’d. Notes
1.400%	09/20/45		JPY	985,900	9,961,238
2.500%	06/20/36		JPY	176,000	2,044,883
Japan Government Twenty Year Bond (Japan), Sr. Unsec’d. Notes
1.200%	03/20/35		JPY	2,083,350	20,053,636
2.200%	06/20/24		JPY	1,229,000	12,260,767
Japan Government Two Year Bond (Japan), Sr. Unsec’d. Notes
0.100%	12/15/18		JPY	1,558,700	13,412,088
Japanese Government CPI Linked Bond (Japan), Sr. Unsec’d. Notes, TIPS
0.100%	03/10/25		JPY	1,548,100	14,038,049
0.100%	03/10/26		JPY	1,249,000	11,356,198
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, EMTN, RegS
5.125%	07/21/25			750	801,305
Kingdom of Belgium Government Bond (Belgium), Sr. Unsec’d. Notes, RegS
3.750%	06/22/45		EUR	1,890	3,036,586
Mexican Bonos (Mexico), Bonds
8.500%	12/13/18		MXN	1,463	72,631
10.000%	12/05/24		MXN	46,951	2,621,020
Sr. Unsec’d. Notes
7.750%	11/23/34		MXN	93	4,466
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
3.600%	01/30/25			1,260	1,214,640
Poland Government Bond (Poland), Bonds
5.750%	10/25/21		PLN	4,680	1,259,847
Province of British Columbia (Canada), Sr. Unsec’d. Notes
4.650%	12/18/18		CAD	1,300	1,036,359
Unsec’d. Notes
2.850%	06/18/25		CAD	3,800	2,957,867

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Province of Ontario (Canada), Notes
2.600%	06/02/25		CAD	5,000	$3,785,834
4.650%	06/02/41		CAD	2,700	2,489,052
South Africa Government Bond (South Africa), Bonds
8.250%	03/31/32		ZAR	12,360	809,639
8.875%	02/28/35		ZAR	12,150	830,239
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes
4.875%	04/14/26			240	238,800
Spain Government Bond (Spain), Bonds
2.100%	04/30/17		EUR	9,630	10,218,922
Sr. Unsec’d. Notes, RegS, 144A
4.850%	10/31/20	(g)	EUR	2,970	3,686,861
5.900%	07/30/26	(g)	EUR	8,800	13,041,106
Switzerland Government Bond (Switzerland), Bonds, RegS
2.250%	07/06/20		CHF	900	979,191
4.000%	04/08/28		CHF	300	429,893
United Kingdom Gilt (United Kingdom), Bonds, RegS
2.000%	07/22/20		GBP	1,230	1,605,461
3.500%	07/22/68		GBP	1,230	2,465,124
4.250%	03/07/36		GBP	2,270	3,923,971
Unsec’d. Notes, RegS
4.500%	09/07/34		GBP	5,920	10,390,679

TOTAL FOREIGN GOVERNMENT BONDS (cost $395,270,695)					382,505,240

MUNICIPAL BONDS — 0.7%
Puerto Rico — 0.7%
Commonwealth of Puerto Rico (Puerto Rico), General Obligation Unlimited,
6.000%	07/01/39	(g)		1,120	707,000
6.000%	07/01/39	(g)		100	63,375
8.000%	07/01/35	(g)		690	464,888
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico), Revenue Bonds,
5.000%	07/01/33			5	3,769
5.250%	07/01/42			900	676,197
6.000%	07/01/38			5	3,813
Puerto Rico Sales Tax Financing Corp. (Puerto Rico), Revenue Bonds,
5.250%	08/01/41			340	159,800
5.375%	08/01/39			3,150	1,480,500
5.500%	08/01/28			25	11,750
6.500%	08/01/44			2,605	1,263,425
6.750%(t)	08/01/32			860	432,150

TOTAL MUNICIPAL BONDS (cost $5,072,927)					5,266,667

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.7%
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A
3.122%(c)	04/25/37			1,950	1,676,907

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.936%(c)	10/19/36	3,040	$2,494,293
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M2(x)
5.006%(c)	01/25/29	470	487,310
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DN1, Class M3(x)
4.906%(c)	01/25/25	1,500	1,580,422
Series 2015-HQ1, Class M3(x)
4.556%(c)	03/25/25	250	264,641
Series 2016-DNA3, Class M3(x)
5.756%(c)	12/25/28	650	702,371
Series 2016-DNA4, Class M3(x)
4.556%(c)	03/25/29	400	400,759
GreenPoint MTA Trust, Series 2005-AR1, Class A2
1.196%(c)	06/25/45	2,060	1,792,384
Impac Secured Assets Trust, Series 2007-1, Class A2
0.916%(c)	03/25/37	526	438,695
IndyMac INDX Mortgage Loan Trust, Series 2006-AR8, Class A3A
0.986%(c)	07/25/46	2,863	2,447,905
JP Morgan Alternative Loan Trust, Series 2008-R2, Class A1, 144A
6.000%	11/25/36	2,242	1,853,836
Mortgage Repurchase Agreement Financing Trust, Series 2016-1, Class A, 144A^
1.637%(c)	09/10/18	3,900	3,900,000
Series 2016-2, Class A, 144A^
1.837%(c)	03/10/19	3,875	3,875,000
Series 2016-3, Class A1, 144A^
1.664%(c)	11/10/18	1,100	1,100,000
Station Place Securitization Trust, Series 2015-2, Class A, 144A^
1.754%(c)	05/15/18	2,000	2,000,000
Structured Asset Mortgage Investments II Trust, Series 2006-AR1, Class 2A1
0.986%(c)	02/25/36	472	421,836
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR11, Class 2A
2.098%(c)	09/25/46	1,278	1,219,128
Series 2006-AR9, Class 1A
1.567%(c)	08/25/46	3,087	2,628,870

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $29,160,947)			29,284,357

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.1%
Federal Home Loan Banks, Bonds
2.625%	09/12/25	3,700	3,683,550
Federal Home Loan Mortgage Corp.
4.000%	06/01/40	18	19,476
4.000%	02/01/41	137	144,080
4.000%	02/01/41	79	83,129
4.000%	11/01/41	15	15,978

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
3.500%	08/01/45	6,605	$6,800,148
5.000%	02/01/38	24	25,640
5.000%	02/01/38	21	22,429
Government National Mortgage Assoc.
4.000%	10/20/43	7,919	8,438,182
4.000%	07/20/45	9,974	10,600,943
4.000%	08/20/45	1,523	1,620,125
4.000%	09/20/45	3,189	3,389,328
4.000%	10/20/45	2,641	2,809,593
4.000%	11/20/45	1,000	1,062,879
4.000%	01/20/46	2,008	2,134,683
4.000%	02/20/46	989	1,050,736
4.000%	03/20/46	5,666	6,022,533
4.000%	04/20/46	6,000	6,377,277
4.000%	05/20/46	2,000	2,125,759
4.000%	06/20/46	98	104,615
4.000%	08/20/46	17,509	18,610,328
4.000%	09/20/46	9,802	10,418,671
4.000%	10/20/46	1,142	1,214,694
4.000%	11/20/46	4,000	4,253,544
4.000%	TBA	5,000	5,309,863

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $96,638,194)			96,338,183

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Inflation Indexed Bonds
0.125%	07/15/24	6,560	6,560,255
0.250%	01/15/25	7,900	7,928,791
0.375%	07/15/23	8,394	8,796,417
1.375%	02/15/44	1,690	1,912,777
U.S. Treasury Inflation Indexed Bonds, TIPS
2.125%	02/15/40	1,100	1,523,528
U.S. Treasury Strip Coupon
2.341%(s)	11/15/36	2,230	1,217,540

TOTAL U.S. TREASURY OBLIGATIONS (cost $28,255,840)			27,939,308

TOTAL LONG-TERM INVESTMENTS (cost $767,534,437)			754,570,818

		Shares
SHORT-TERM INVESTMENTS — 2.4%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)		18,483,139	18,483,139
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)		2,641	2,641

TOTAL SHORT-TERM INVESTMENTS (cost $18,485,780)(Note 4)			18,485,780

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

			Value (Note 2)
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 97.6% (cost $786,020,217)			$773,056,598

Interest Rate	Maturity Date	Principal Amount (000)
SECURITY SOLD SHORT — (0.8)%
U.S. GOVERNMENT AGENCY OBLIGATION — SHORT
Federal National Mortgage Assoc. (proceeds received $6,150,938)
3.500%	TBA	6,000	(6,149,531)

TOTAL INVESTMENTS, NET SECURITIES SOLD SHORT — 96.8% (cost $779,869,279)			766,907,067
Other assets in excess of liabilities(z) — 3.2%			25,517,068

NET ASSETS — 100.0%			$792,424,135

See the Glossary for abbreviations used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $10,875,000 and 1.4% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(t)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2016.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
273	90 Day Sterling	Mar. 2017	$41,887,678	$41,889,781	$2,103
273	90 Day Sterling	Jun. 2017	41,875,062	41,879,267	4,205
273	90 Day Sterling	Sep. 2017	41,858,239	41,870,856	12,617
273	90 Day Sterling	Dec. 2017	41,837,211	41,858,239	21,028
70	5 Year Euro-Bobl	Mar. 2017	9,781,048	9,846,628	65,580
606	10 Year Euro-Bund	Mar. 2017	103,352,471	104,712,626	1,360,155
53	10 Year U.K. Gilt	Mar. 2017	8,099,036	8,218,912	119,876
11	30 Year Euro Buxl	Mar. 2017	2,019,643	2,009,221	(10,422)
263	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	41,534,758	42,145,750	610,992
217	Euro Schatz. DUA Index	Mar. 2017	25,628,561	25,649,940	21,379
23	Euro-OAT	Mar. 2017	3,638,919	3,675,719	36,800

					2,244,313

Short Positions:
299	30 Day Federal Funds	Apr. 2017	123,716,825	123,708,688	8,137
2	2 Year U.S. Treasury Notes	Mar. 2017	433,430	433,375	55
132	5 Year U.S. Treasury Notes	Mar. 2017	15,405,663	15,531,656	(125,993)
84	10 Year U.S. Treasury Notes	Mar. 2017	10,422,325	10,439,625	(17,300)
114	20 Year U.S. Treasury Bonds	Mar. 2017	16,916,218	17,174,813	(258,595)

					(393,696)

					$1,850,617

Cash and foreign currency of $3,514,850 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/06/17	BNP Paribas	ARS	5,572	$342,843	$348,893	$6,050

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Argentine Peso (continued),
Expiring 01/06/17	Royal Bank of Scotland Group PLC	ARS	3,828	$237,377	$239,683	$2,306
Expiring 01/18/17	Deutsche Bank AG	ARS	8,648	532,376	535,618	3,242
Expiring 01/25/17	BNP Paribas	ARS	6,131	381,851	377,308	(4,543)
Expiring 01/25/17	Royal Bank of Scotland Group PLC	ARS	4,341	264,350	267,126	2,776
Australian Dollar,
Expiring 03/15/17	BNP Paribas	AUD	2,864	2,133,710	2,062,847	(70,863)
Expiring 03/15/17	Citigroup Global Markets	AUD	1,226	900,215	883,125	(17,090)
Expiring 03/15/17	Citigroup Global Markets	AUD	897	646,623	646,390	(233)
Expiring 03/15/17	Credit Suisse First Boston Corp.	AUD	601	431,769	433,140	1,371
Expiring 03/15/17	State Street Bank	AUD	1,219	898,171	878,082	(20,089)
Expiring 03/15/17	UBS AG	AUD	1,232	897,195	887,446	(9,749)
Expiring 03/15/17	Westpac Banking Corp.	AUD	1,244	897,774	896,091	(1,683)
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	1,239	362,000	379,933	17,933
Expiring 01/04/17	Bank of America	BRL	851	244,189	261,097	16,908
Expiring 01/04/17	BNP Paribas	BRL	13,891	4,040,557	4,261,274	220,717
Expiring 01/04/17	BNP Paribas	BRL	1,908	557,000	585,323	28,323
Expiring 01/04/17	Hong Kong & Shanghai Bank	BRL	3,160	911,000	969,299	58,299
Expiring 01/04/17	Morgan Stanley	BRL	3,159	911,000	969,106	58,106
Expiring 01/04/17	Morgan Stanley	BRL	3,004	893,882	921,519	27,637
Expiring 02/02/17	Standard Chartered PLC	BRL	3,745	1,115,290	1,138,825	23,535
British Pound,
Expiring 01/06/17	Citigroup Global Markets	GBP	621	789,929	765,478	(24,451)
Expiring 03/15/17	Bank of America	GBP	722	903,655	891,470	(12,185)
Expiring 03/15/17	Royal Bank of Scotland Group PLC	GBP	729	901,401	900,113	(1,288)
Expiring 03/15/17	State Street Bank	GBP	735	905,946	907,521	1,575
Canadian Dollar,
Expiring 01/20/17	RBC Dominion Securities	CAD	1,159	868,788	863,450	(5,338)
Expiring 03/15/17	Morgan Stanley	CAD	1,202	900,000	896,066	(3,934)
Expiring 03/15/17	RBC Dominion Securities	CAD	1,224	903,000	912,618	9,618
Expiring 03/15/17	RBC Dominion Securities	CAD	1,215	901,000	905,482	4,482
Expiring 03/15/17	RBC Dominion Securities	CAD	1,206	902,000	899,035	(2,965)
Expiring 03/15/17	RBC Dominion Securities	CAD	1,206	902,000	898,815	(3,185)
Expiring 03/15/17	RBC Dominion Securities	CAD	1,203	902,000	897,114	(4,886)
Expiring 03/15/17	RBC Dominion Securities	CAD	1,183	903,000	881,485	(21,515)
Chilean Peso,
Expiring 01/19/17	Deutsche Bank AG	CLP	541,452	808,137	807,147	(990)
Expiring 01/19/17	Royal Bank of Scotland Group PLC	CLP	277,486	412,500	413,651	1,151
Chinese Renminbi,
Expiring 01/20/17	Hong Kong & Shanghai Bank	CNH	5,604	802,310	797,327	(4,983)
Expiring 01/23/17	Standard Chartered PLC	CNH	6,107	872,704	867,917	(4,787)
Expiring 03/15/17	BNP Paribas	CNH	6,358	901,000	893,985	(7,015)
Expiring 03/15/17	BNP Paribas	CNH	6,203	881,079	872,166	(8,913)
Expiring 03/15/17	Hong Kong & Shanghai Bank	CNH	6,360	901,000	894,236	(6,764)
Expiring 03/15/17	JPMorgan Chase	CNH	15,821	2,232,978	2,224,492	(8,486)
Expiring 03/15/17	Standard Chartered PLC	CNH	6,373	906,000	895,994	(10,006)
Expiring 04/05/17	Hong Kong & Shanghai Bank	CNH	8,624	1,212,374	1,208,890	(3,484)
Colombian Peso,
Expiring 01/17/17	Credit Suisse First Boston Corp.	COP	1,075,341	360,199	356,853	(3,346)
Expiring 01/26/17	Bank of America	COP	3,711,161	1,232,944	1,229,228	(3,716)
Euro,
Expiring 03/15/17	Bank of America	EUR	800	837,352	845,804	8,452
Expiring 03/15/17	BNP Paribas	EUR	869	907,020	918,245	11,225
Expiring 03/15/17	Deutsche Bank AG	EUR	833	867,219	880,500	13,281

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 03/15/17	Hong Kong & Shanghai Bank	EUR	866	$905,969	$915,075	$9,106
Expiring 03/15/17	State Street Bank	EUR	5,565	5,845,732	5,879,863	34,131
Expiring 03/15/17	State Street Bank	EUR	868	906,374	917,188	10,814
Expiring 03/15/17	State Street Bank	EUR	474	496,816	501,322	4,506
Expiring 03/15/17	Westpac Banking Corp.	EUR	746	797,384	788,097	(9,287)
Indian Rupee,
Expiring 01/09/17	UBS AG	INR	21,910	321,654	322,467	813
Expiring 01/30/17	Citigroup Global Markets	INR	221,643	3,251,322	3,254,776	3,454
Expiring 01/30/17	UBS AG	INR	94,990	1,397,525	1,394,905	(2,620)
Expiring 02/03/17	Deutsche Bank AG	INR	14,608	213,886	214,425	539
Indonesian Rupiah,
Expiring 01/09/17	BNP Paribas	IDR	16,634,885	1,261,174	1,232,822	(28,352)
Expiring 01/12/17	Citigroup Global Markets	IDR	32,918,221	2,498,537	2,438,462	(60,075)
Expiring 01/12/17	UBS AG	IDR	21,361,776	1,597,739	1,582,402	(15,337)
Expiring 01/17/17	Citigroup Global Markets	IDR	4,826,570	361,000	357,259	(3,741)
Expiring 01/17/17	JPMorgan Chase	IDR	12,088,028	903,000	894,747	(8,253)
Japanese Yen,
Expiring 01/11/17	Citigroup Global Markets	JPY	48,808	425,161	417,909	(7,252)
Expiring 03/15/17	Bank of America	JPY	211,038	1,798,000	1,812,502	14,502
Expiring 03/15/17	BNP Paribas	JPY	106,507	902,000	914,736	12,736
Expiring 03/15/17	Citigroup Global Markets	JPY	106,340	902,000	913,298	11,298
Expiring 03/15/17	Morgan Stanley	JPY	105,762	899,000	908,336	9,336
Expiring 03/15/17	State Street Bank	JPY	212,370	1,804,000	1,823,938	19,938
Expiring 03/15/17	State Street Bank	JPY	106,166	902,000	911,807	9,807
Expiring 03/15/17	State Street Bank	JPY	105,261	904,000	904,034	34
Expiring 03/15/17	UBS AG	JPY	210,808	1,808,000	1,810,529	2,529
Expiring 03/15/17	UBS AG	JPY	105,579	900,000	906,764	6,764
Expiring 03/15/17	UBS AG	JPY	105,463	904,000	905,769	1,769
Expiring 03/15/17	UBS AG	JPY	103,414	903,000	888,170	(14,830)
Malaysian Ringgit,
Expiring 01/12/17	JPMorgan Chase	MYR	3,945	876,276	878,990	2,714
Expiring 01/19/17	JPMorgan Chase	MYR	709	157,918	158,016	98
Expiring 01/19/17	UBS AG	MYR	3,325	748,269	740,735	(7,534)
Mexican Peso,
Expiring 01/20/17	RBC Dominion Securities	MXN	11,498	554,570	552,816	(1,754)
Expiring 03/15/17	Bank of America	MXN	95,424	4,660,527	4,557,159	(103,368)
Expiring 03/15/17	Citigroup Global Markets	MXN	94,315	4,617,054	4,504,177	(112,877)
Expiring 03/15/17	Citigroup Global Markets	MXN	28,298	1,366,691	1,351,397	(15,294)
Expiring 03/15/17	Citigroup Global Markets	MXN	18,590	900,000	887,809	(12,191)
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	83,803	4,090,055	4,002,172	(87,883)
New Taiwanese Dollar,
Expiring 01/12/17	Bank of America	TWD	56,479	1,767,736	1,753,470	(14,266)
Expiring 01/12/17	Morgan Stanley	TWD	72,978	2,291,524	2,265,704	(25,820)
Expiring 01/13/17	Hong Kong & Shanghai Bank	TWD	58,251	1,817,000	1,808,557	(8,443)
Expiring 01/19/17	Standard Chartered PLC	TWD	28,842	902,000	895,706	(6,294)
Expiring 01/20/17	Citigroup Global Markets	TWD	29,043	901,000	902,002	1,002
Expiring 01/20/17	Morgan Stanley	TWD	28,796	901,000	894,334	(6,666)
Expiring 01/20/17	UBS AG	TWD	28,866	899,000	896,521	(2,479)
New Zealand Dollar,
Expiring 03/15/17	Bank of America	NZD	573	395,789	397,317	1,528
Expiring 03/15/17	BNP Paribas	NZD	522	359,141	362,056	2,915
Expiring 03/15/17	Credit Suisse First Boston Corp.	NZD	4,094	2,924,439	2,837,965	(86,474)
Expiring 03/15/17	Credit Suisse First Boston Corp.	NZD	729	502,368	505,163	2,795
Expiring 03/15/17	Westpac Banking Corp.	NZD	2,775	1,944,703	1,923,295	(21,408)
Norwegian Krone,
Expiring 03/15/17	Citigroup Global Markets	NOK	3,118	359,007	361,228	2,221

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Philippine Peso,
Expiring 01/19/17	UBS AG	PHP	86,971	$1,743,074	$1,748,535	$5,461
Polish Zloty,
Expiring 03/15/17	BNP Paribas	PLN	48,990	11,623,538	11,691,653	68,115
Russian Ruble,
Expiring 01/20/17	Citigroup Global Markets	RUB	55,492	842,541	900,404	57,863
Expiring 01/26/17	Bank of America	RUB	68,839	1,057,927	1,115,494	57,567
Expiring 01/26/17	Citigroup Global Markets	RUB	56,504	901,000	915,603	14,603
Expiring 01/26/17	Citigroup Global Markets	RUB	55,985	901,000	907,191	6,191
Expiring 01/26/17	Citigroup Global Markets	RUB	55,829	903,000	904,668	1,668
Expiring 01/26/17	Citigroup Global Markets	RUB	55,599	903,000	900,944	(2,056)
Expiring 01/26/17	Credit Suisse First Boston Corp.	RUB	55,273	901,000	895,658	(5,342)
Expiring 01/26/17	Morgan Stanley	RUB	58,462	909,000	947,341	38,341
Expiring 01/26/17	Morgan Stanley	RUB	57,759	890,594	935,938	45,344
Expiring 01/26/17	UBS AG	RUB	117,294	1,799,814	1,900,666	100,852
South African Rand,
Expiring 03/15/17	BNP Paribas	ZAR	18,711	1,352,423	1,343,315	(9,108)
Expiring 03/15/17	Citigroup Global Markets	ZAR	4,991	360,000	358,290	(1,710)
Expiring 03/15/17	Deutsche Bank AG	ZAR	7,727	541,000	554,724	13,724
Expiring 03/15/17	JPMorgan Chase	ZAR	5,130	360,000	368,313	8,313
South Korean Won,
Expiring 01/19/17	BNP Paribas	KRW	1,079,464	912,604	893,744	(18,860)
Expiring 01/19/17	JPMorgan Chase	KRW	2,174,274	1,803,000	1,800,194	(2,806)
Expiring 01/19/17	UBS AG	KRW	1,106,084	940,156	915,784	(24,372)
Expiring 01/19/17	UBS AG	KRW	1,069,569	902,000	885,551	(16,449)
Expiring 01/20/17	Hong Kong & Shanghai Bank	KRW	1,076,997	900,000	891,701	(8,299)
Expiring 01/20/17	JPMorgan Chase	KRW	1,074,561	901,000	889,684	(11,316)
Expiring 01/20/17	Standard Chartered PLC	KRW	2,399,621	1,991,800	1,986,770	(5,030)
Expiring 01/31/17	Standard Chartered PLC	KRW	1,082,732	901,000	896,454	(4,546)
Turkish Lira,
Expiring 03/15/17	Morgan Stanley	TRY	8,354	2,342,000	2,330,679	(11,321)

				$147,744,518	$147,794,696	50,178

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/17	RBC Dominion Securities	AUD	42,563	$31,596,149	$30,704,707	$891,442
Expiring 01/12/17	State Street Bank	AUD	45,455	33,901,972	32,791,311	1,110,661
Expiring 03/15/17	Credit Suisse First Boston Corp.	AUD	490	359,032	352,826	6,206
Expiring 03/15/17	Hong Kong & Shanghai Bank	AUD	1,247	899,399	898,252	1,147
Expiring 03/15/17	Morgan Stanley	AUD	1,210	903,035	871,599	31,436
Expiring 03/15/17	Standard Chartered PLC	AUD	1,212	901,223	873,040	28,183
Expiring 03/15/17	State Street Bank	AUD	2,434	1,798,896	1,753,283	45,613
Expiring 03/15/17	Westpac Banking Corp.	AUD	14,797	10,952,004	10,658,987	293,017
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	3,109	909,000	953,867	(44,867)
Expiring 01/04/17	Bank of America	BRL	3,007	901,000	922,495	(21,495)
Expiring 01/04/17	Bank of America	BRL	1,381	404,933	423,620	(18,687)
Expiring 01/04/17	Bank of America	BRL	872	254,000	267,434	(13,434)
Expiring 01/04/17	Morgan Stanley	BRL	3,049	903,000	935,471	(32,471)
Expiring 01/04/17	Morgan Stanley	BRL	3,038	903,000	931,926	(28,926)
Expiring 01/04/17	Morgan Stanley	BRL	3,010	901,000	923,484	(22,484)
Expiring 01/04/17	RBC Dominion Securities	BRL	5,999	1,802,000	1,840,379	(38,379)
Expiring 01/04/17	Standard Chartered PLC	BRL	3,745	1,124,988	1,148,876	(23,888)
British Pound,
Expiring 01/06/17	Bank of America	GBP	17,560	22,022,154	21,645,925	376,229

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 03/15/17	Bank of America	GBP	719	$903,905	$887,766	$16,139
Expiring 03/15/17	Bank of America	GBP	715	904,797	882,827	21,970
Expiring 03/15/17	Citigroup Global Markets	GBP	951	1,186,981	1,174,514	12,467
Expiring 03/15/17	Standard Chartered PLC	GBP	5,426	6,858,641	6,699,676	158,965
Expiring 03/15/17	Standard Chartered PLC	GBP	5,175	6,540,970	6,389,368	151,602
Expiring 03/15/17	UBS AG	GBP	1,462	1,808,339	1,805,166	3,173
Expiring 03/15/17	Westpac Banking Corp.	GBP	2,042	2,579,505	2,520,656	58,849
Canadian Dollar,
Expiring 01/20/17	BNP Paribas	CAD	16,453	12,395,198	12,257,518	137,680
Expiring 01/20/17	RBC Dominion Securities	CAD	2,225	1,700,459	1,657,501	42,958
Expiring 03/15/17	JPMorgan Chase	CAD	1,198	902,000	892,787	9,213
Expiring 03/15/17	JPMorgan Chase	CAD	1,194	903,000	889,835	13,165
Expiring 03/15/17	RBC Dominion Securities	CAD	1,220	904,000	909,370	(5,370)
Expiring 03/15/17	Royal Bank of Scotland Group PLC	CAD	1,217	904,000	907,349	(3,349)
Expiring 03/15/17	State Street Bank	CAD	6,024	4,589,868	4,490,841	99,027
Expiring 03/22/17	RBC Dominion Securities	CAD	9,407	7,019,740	7,012,939	6,801
Chilean Peso,
Expiring 01/19/17	Credit Suisse First Boston Corp.	CLP	262,346	398,000	391,081	6,919
Expiring 01/19/17	Deutsche Bank AG	CLP	1,724,348	2,535,507	2,570,501	(34,994)
Chinese Renminbi,
Expiring 01/20/17	Hong Kong & Shanghai Bank	CNH	5,604	802,310	797,327	4,983
Expiring 01/23/17	Standard Chartered PLC	CNH	6,111	872,704	868,475	4,229
Expiring 03/15/17	Hong Kong & Shanghai Bank	CNH	22,080	3,159,499	3,104,525	54,974
Expiring 03/15/17	Standard Chartered PLC	CNH	6,354	906,000	893,335	12,665
Expiring 03/15/17	Standard Chartered PLC	CNH	6,347	911,000	892,343	18,657
Expiring 03/15/17	Standard Chartered PLC	CNH	6,335	901,000	890,669	10,331
Expiring 04/05/17	Hong Kong & Shanghai Bank	CNH	8,625	1,212,374	1,209,060	3,314
Danish Krone,
Expiring 01/26/17	Bank of America	DKK	6,721	977,007	953,120	23,887
Euro,
Expiring 02/09/17	JPMorgan Chase	EUR	129,897	135,055,210	137,026,561	(1,971,351)
Expiring 03/15/17	Bank of America	EUR	867	915,865	916,211	(346)
Expiring 03/15/17	Bank of America	EUR	864	907,908	912,961	(5,053)
Expiring 03/15/17	Bank of America	EUR	853	905,689	901,338	4,351
Expiring 03/15/17	BNP Paribas	EUR	866	904,849	915,075	(10,226)
Expiring 03/15/17	BNP Paribas	EUR	863	905,784	911,905	(6,121)
Expiring 03/15/17	Citigroup Global Markets	EUR	1,737	1,809,798	1,835,434	(25,636)
Expiring 03/15/17	Credit Suisse First Boston Corp.	EUR	847	904,300	894,999	9,301
Expiring 03/15/17	Credit Suisse First Boston Corp.	EUR	343	359,808	362,741	(2,933)
Expiring 03/15/17	Standard Chartered PLC	EUR	889	943,870	939,733	4,137
Expiring 03/15/17	Standard Chartered PLC	EUR	863	904,364	911,905	(7,541)
Expiring 03/15/17	State Street Bank	EUR	866	911,029	915,053	(4,024)
Expiring 03/15/17	State Street Bank	EUR	863	905,624	911,905	(6,281)
Expiring 03/15/17	UBS AG	EUR	863	905,572	911,905	(6,333)
Expiring 03/15/17	Westpac Banking Corp.	EUR	7,657	8,033,930	8,090,694	(56,764)
Hungarian Forint,
Expiring 03/16/17	Morgan Stanley	HUF	651,283	2,204,823	2,221,258	(16,435)
Indian Rupee,
Expiring 01/30/17	Citigroup Global Markets	INR	124,195	1,821,033	1,823,770	(2,737)
Expiring 01/30/17	UBS AG	INR	125,135	1,834,561	1,837,587	(3,026)
Indonesian Rupiah,
Expiring 01/12/17	Citigroup Global Markets	IDR	12,124,998	906,000	898,176	7,824
Expiring 01/12/17	Hong Kong & Shanghai Bank	IDR	24,816,488	1,873,650	1,838,316	35,334
Expiring 01/27/17	Morgan Stanley	IDR	12,195,035	901,000	901,277	(277)
Israeli Shekel,
Expiring 01/18/17	Hong Kong & Shanghai Bank	ILS	2,535	656,732	658,304	(1,572)
Expiring 03/15/17	Citigroup Global Markets	ILS	3,445	904,121	896,137	7,984

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen,
Expiring 01/11/17	Citigroup Global Markets	JPY	1,568,054	$13,260,171	$13,426,126	$(165,955)
Expiring 01/11/17	JPMorgan Chase	JPY	563,985	4,900,800	4,829,002	71,798
Expiring 01/11/17	UBS AG	JPY	16,113,414	146,175,288	137,967,679	8,207,609
Expiring 03/15/17	Bank of America	JPY	106,073	901,000	911,008	(10,008)
Expiring 03/15/17	Bank of America	JPY	106,036	902,000	910,688	(8,688)
Expiring 03/15/17	Bank of America	JPY	105,533	901,000	906,373	(5,373)
Expiring 03/15/17	Bank of America	JPY	105,147	900,000	903,056	(3,056)
Expiring 03/15/17	Citigroup Global Markets	JPY	104,730	903,000	899,474	3,526
Expiring 03/15/17	Citigroup Global Markets	JPY	104,667	903,000	898,931	4,069
Expiring 03/15/17	Credit Suisse First Boston Corp.	JPY	105,077	900,000	902,453	(2,453)
Expiring 03/15/17	Hong Kong & Shanghai Bank	JPY	105,173	903,000	903,281	(281)
Expiring 03/15/17	Morgan Stanley	JPY	105,498	899,000	906,068	(7,068)
Expiring 03/15/17	Morgan Stanley	JPY	105,318	900,000	904,528	(4,528)
Expiring 03/15/17	RBC Dominion Securities	JPY	209,177	1,806,000	1,796,522	9,478
Expiring 03/15/17	Standard Chartered PLC	JPY	104,535	899,000	897,798	1,202
Expiring 03/15/17	State Street Bank	JPY	334,358	2,902,472	2,871,633	30,839
Expiring 03/15/17	State Street Bank	JPY	211,530	1,804,000	1,816,726	(12,726)
Expiring 03/15/17	State Street Bank	JPY	106,074	901,000	911,020	(10,020)
Expiring 03/15/17	State Street Bank	JPY	105,585	901,000	906,814	(5,814)
Expiring 03/15/17	State Street Bank	JPY	104,852	904,000	900,525	3,475
Malaysian Ringgit,
Expiring 01/12/17	Morgan Stanley	MYR	7,897	1,786,615	1,759,522	27,093
Mexican Peso,
Expiring 01/20/17	Bank of America	MXN	65,299	3,156,077	3,139,514	16,563
Expiring 03/15/17	Bank of America	MXN	22,620	1,108,000	1,080,277	27,723
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	19,556	934,562	933,929	633
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	18,603	901,000	888,408	12,592
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	18,591	901,000	887,823	13,177
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	18,587	903,000	887,665	15,335
Expiring 03/15/17	Royal Bank of Scotland Group PLC	MXN	11,416	553,000	545,178	7,822
New Taiwanese Dollar,
Expiring 01/12/17	Bank of America	TWD	90,328	2,830,279	2,804,363	25,916
Expiring 01/12/17	Hong Kong & Shanghai Bank	TWD	90,328	2,825,852	2,804,363	21,489
Expiring 01/13/17	Bank of America	TWD	29,398	930,471	912,749	17,722
Expiring 01/13/17	Hong Kong & Shanghai Bank	TWD	28,907	909,000	897,492	11,508
Expiring 01/13/17	Hong Kong & Shanghai Bank	TWD	28,803	906,000	894,263	11,737
Expiring 01/13/17	Morgan Stanley	TWD	150,203	4,778,807	4,663,453	115,354
Expiring 01/13/17	UBS AG	TWD	11,433	361,000	354,965	6,035
Expiring 01/20/17	Bank of America	TWD	28,758	902,000	893,148	8,852
Expiring 01/20/17	Bank of America	TWD	28,749	902,000	892,862	9,138
Expiring 01/20/17	Citigroup Global Markets	TWD	229,460	7,208,928	7,126,491	82,437
Expiring 06/16/17	Standard Chartered PLC	TWD	85,879	2,722,864	2,684,170	38,694
Expiring 06/16/17	Standard Chartered PLC	TWD	57,384	1,819,412	1,793,557	25,855
Expiring 06/20/17	UBS AG	TWD	115,791	3,632,098	3,619,672	12,426
Expiring 06/20/17	UBS AG	TWD	85,391	2,678,257	2,669,345	8,912
New Zealand Dollar,
Expiring 03/15/17	Citigroup Global Markets	NZD	5,607	4,017,807	3,886,705	131,102
Expiring 03/15/17	Citigroup Global Markets	NZD	1,295	898,238	897,610	628
Expiring 03/15/17	UBS AG	NZD	1,258	898,124	871,964	26,160
Norwegian Krone,
Expiring 03/15/17	JPMorgan Chase	NOK	10,338	1,228,433	1,197,760	30,673
Philippine Peso,
Expiring 01/19/17	JPMorgan Chase	PHP	45,283	901,000	910,409	(9,409)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Philippine Peso (continued),
Expiring 01/19/17	UBS AG	PHP	46,351	$927,119	$931,888	$(4,769)
Polish Zloty,
Expiring 01/26/17	BNP Paribas	PLN	5,645	1,346,790	1,348,335	(1,545)
Russian Ruble,
Expiring 01/26/17	Credit Suisse First Boston Corp.	RUB	55,350	900,000	896,901	3,099
Expiring 01/26/17	Credit Suisse First Boston Corp.	RUB	55,208	901,000	894,607	6,393
Expiring 01/26/17	Morgan Stanley	RUB	111,941	1,804,000	1,813,931	(9,931)
Expiring 01/26/17	Morgan Stanley	RUB	58,011	906,000	940,029	(34,029)
Expiring 01/26/17	Morgan Stanley	RUB	57,742	906,000	935,668	(29,668)
Expiring 01/26/17	Morgan Stanley	RUB	57,606	906,000	933,468	(27,468)
Expiring 01/26/17	Morgan Stanley	RUB	57,422	907,000	930,479	(23,479)
Expiring 01/26/17	Morgan Stanley	RUB	55,367	900,000	897,190	2,810
Singapore Dollar,
Expiring 03/15/17	Standard Chartered PLC	SGD	2,598	1,804,000	1,793,415	10,585
Expiring 03/15/17	Westpac Banking Corp.	SGD	4,197	2,948,141	2,896,767	51,374
South African Rand,
Expiring 01/18/17	Standard Chartered PLC	ZAR	23,607	1,657,913	1,712,225	(54,312)
Expiring 03/15/17	Citigroup Global Markets	ZAR	5,113	361,000	367,105	(6,105)
Expiring 03/15/17	Morgan Stanley	ZAR	12,112	871,000	869,538	1,462
South Korean Won,
Expiring 01/13/17	BNP Paribas	KRW	3,050,384	2,668,309	2,525,571	142,738
Expiring 01/13/17	Hong Kong & Shanghai Bank	KRW	1,057,021	906,000	875,162	30,838
Expiring 01/13/17	Standard Chartered PLC	KRW	1,061,078	909,000	878,521	30,479
Expiring 01/13/17	State Street Bank	KRW	1,059,204	907,000	876,969	30,031
Expiring 01/13/17	UBS AG	KRW	1,074,063	919,622	889,272	30,350
Expiring 01/13/17	UBS AG	KRW	882,277	762,285	730,482	31,803
Expiring 01/19/17	BNP Paribas	KRW	1,065,406	902,000	882,105	19,895
Expiring 01/19/17	BNP Paribas	KRW	1,009,662	864,156	835,952	28,204
Expiring 01/19/17	Citigroup Global Markets	KRW	3,376,367	2,884,428	2,795,469	88,959
Expiring 01/19/17	Morgan Stanley	KRW	939,496	796,015	777,857	18,158
	Royal Bank of Scotland Group
Expiring 01/19/17	PLC	KRW	1,055,870	903,000	874,209	28,791
Expiring 01/19/17	State Street Bank	KRW	1,002,932	857,940	830,379	27,561
Expiring 01/19/17	UBS AG	KRW	4,771,755	4,032,106	3,950,783	81,323
Expiring 01/19/17	UBS AG	KRW	1,122,505	959,767	929,380	30,387
Expiring 01/20/17	BNP Paribas	KRW	4,928,117	4,218,411	4,080,242	138,169
Expiring 01/31/17	JPMorgan Chase	KRW	1,085,961	904,000	899,128	4,872
Expiring 02/09/17	BNP Paribas	KRW	2,133,814	1,800,307	1,766,748	33,559
Swedish Krona,
Expiring 03/15/17	Credit Suisse First Boston Corp.	SEK	5,949	649,015	655,882	(6,867)
Expiring 03/15/17	Morgan Stanley	SEK	3,364	360,783	370,905	(10,122)
Expiring 03/15/17	State Street Bank	SEK	4,665	504,675	514,327	(9,652)
Expiring 03/15/17	State Street Bank	SEK	3,969	433,394	437,549	(4,155)
Swiss Franc,
Expiring 01/26/17	State Street Bank	CHF	1,478	1,459,264	1,454,633	4,631
Turkish Lira,
Expiring 03/15/17	BNP Paribas	TRY	12,381	3,488,104	3,454,146	33,958
	Royal Bank of Scotland Group
Expiring 03/15/17	PLC	TRY	3,226	901,000	900,039	961

				$627,685,208	$616,893,894	10,791,314

						$10,841,492

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Cross currency exchange contracts outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/15/17	Buy	AUD	1,253	NZD	1,298	$2,631	Westpac Banking Corp.
03/15/17	Buy	CHF	919	EUR	856	2,507	Credit Suisse First Boston Corp.
03/15/17	Buy	CHF	927	EUR	864	1,631	Credit Suisse First Boston Corp.
03/15/17	Buy	CHF	2,815	EUR	2,618	10,703	UBS AG
06/21/17	Buy	CZK	22,887	EUR	849	556	Bank of America
06/21/17	Buy	CZK	45,880	EUR	1,702	612	Citigroup Global Markets
06/21/17	Buy	CZK	22,751	EUR	848	(3,707)	State Street Bank
06/21/17	Buy	CZK	22,872	EUR	849	(30)	UBS AG
09/20/17	Buy	CZK	59,047	EUR	2,209	(10,004)	State Street Bank
09/21/17	Buy	CZK	19,966	EUR	747	(3,392)	Morgan Stanley
11/21/17	Buy	CZK	54,375	EUR	2,033	(1,800)	Citigroup Global Markets
11/21/17	Buy	CZK	22,450	EUR	839	(878)	Morgan Stanley
11/22/17	Buy	CZK	22,463	EUR	839	(269)	Morgan Stanley
03/15/17	Buy	EUR	3,066	SEK	29,480	(10,144)	BNP Paribas
03/15/17	Buy	EUR	832	SEK	7,938	3,643	Citigroup Global Markets
03/15/17	Buy	EUR	570	AUD	815	15,570	Deutsche Bank AG
03/15/17	Buy	EUR	865	PLN	3,872	(10,137)	JPMorgan Chase
03/15/17	Buy	EUR	863	PLN	3,830	(2,061)	Morgan Stanley
03/15/17	Buy	EUR	1,717	GBP	1,442	34,416	Royal Bank of Scotland Group PLC
03/15/17	Buy	EUR	851	SEK	8,202	(4,918)	State Street Bank
03/15/17	Buy	EUR	865	SEK	8,336	(5,012)	State Street Bank
03/15/17	Buy	EUR	866	SEK	8,372	(7,985)	State Street Bank
03/15/17	Buy	EUR	867	SEK	8,301	929	State Street Bank
03/16/17	Buy	EUR	337	HUF	104,362	(272)	BNP Paribas
03/16/17	Buy	EUR	583	HUF	181,069	(1,480)	BNP Paribas
03/16/17	Buy	EUR	866	HUF	272,583	(14,540)	UBS AG
06/21/17	Buy	EUR	2,033	CZK	54,696	2,475	Citigroup Global Markets
06/21/17	Buy	EUR	168	CZK	4,491	1,383	State Street Bank
03/15/17	Buy	GBP	731	EUR	859	(4,618)	Bank of America
03/15/17	Buy	GBP	453	EUR	527	2,119	Citigroup Global Markets
03/15/17	Buy	GBP	726	JPY	105,136	(6,550)	State Street Bank
03/16/17	Buy	HUF	252,291	EUR	800	14,973	UBS AG
03/16/17	Buy	HUF	268,303	EUR	863	3,112	UBS AG
03/15/17	Buy	NOK	7,850	EUR	866	(5,579)	BNP Paribas
03/15/17	Buy	NOK	23,682	EUR	2,636	(41,543)	Citigroup Global Markets
03/15/17	Buy	NOK	7,870	EUR	863	(60)	JPMorgan Chase
03/15/17	Buy	NOK	7,877	EUR	865	(1,389)	JPMorgan Chase
03/15/17	Buy	NOK	7,846	EUR	862	(1,851)	RBC Dominion Securities
03/15/17	Buy	NOK	7,866	EUR	862	476	RBC Dominion Securities
03/15/17	Buy	NOK	3,441	SEK	3,617	(93)	State Street Bank
03/15/17	Buy	NOK	15,309	EUR	1,706	(29,021)	State Street Bank
03/15/17	Buy	PLN	19,633	EUR	4,391	46,006	JPMorgan Chase
03/15/17	Buy	PLN	3,787	EUR	848	7,813	Morgan Stanley
03/15/17	Buy	SEK	8,277	EUR	852	12,232	BNP Paribas
03/15/17	Buy	SEK	8,382	EUR	860	15,358	BNP Paribas
03/15/17	Buy	SEK	102,944	EUR	10,586	164,266	Citigroup Global Markets
03/15/17	Buy	SEK	82,318	EUR	8,471	124,524	JPMorgan Chase
03/15/17	Buy	SEK	62,543	EUR	6,445	84,904	Royal Bank of Scotland Group PLC
03/15/17	Buy	SEK	42,376	EUR	4,340	86,495	Standard Chartered PLC
03/15/17	Buy	SEK	4,290	EUR	441	7,000	State Street Bank
03/15/17	Buy	SEK	8,288	EUR	851	14,545	State Street Bank
03/22/17	Buy	SEK	40,459	EUR	4,145	80,825	State Street Bank

						$574,371

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Republic of China	12/20/20	1.000%	27,520	0.958%	$(52,661)	$216,981	$(269,642)	Citigroup Global Markets

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.27.V1	12/20/21	5.000%		2,480	$(112,309)	$(157,665)	$ (45,356)
CDX.NA.IG.27.V1	12/20/21	1.000%		28,380	(333,833)	(438,878)	(105,045)
iTraxx EU.26.V1	12/20/21	1.000%	EUR	28,200	(329,765)	(412,480)	(82,715)

					$(775,907)	$(1,009,023)	$ (233,116)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	13,470	12/15/26	3.500%	6 Month BBSW(2)	$75,941	$36,666	$(39,275)
CAD	111,850	03/15/19	1.000%	3 Month CDOR(2)	(309,184)	(250,263)	58,921
CAD	38,490	03/15/22	1.250%	3 Month CDOR(2)	(282,339)	(357,936)	(75,597)
CAD	7,760	12/15/26	2.500%	3 Month CDOR(2)	(19,381)	22,578	41,959
CHF	2,070	12/15/26	1.000%	6 Month CHF LIBOR(2)	28,529	39,992	11,463
CHF	2,420	03/15/27	0.250%	3 Month CHF LIBOR(2)	6,585	16,983	10,398
EUR	140	03/15/22	0.000%	6 Month EURIBOR(2)	(1,338)	(839)	499
EUR	7,680	03/15/24	0.250%	6 Month EURIBOR(2)	(108,571)	(61,208)	47,363
EUR	3,620	08/16/24	0.250%	6 Month EURIBOR(2)	(17,683)	(79,624)	(61,941)
EUR	7,940	12/23/25	1.090%	6 Month EURIBOR(2)	2,031	29,582	27,551
EUR	3,110	12/15/26	1.500%	6 Month EURIBOR(1)	(28,352)	(41,400)	(13,048)
EUR	5,120	03/15/27	0.750%	6 Month EURIBOR(2)	(32,850)	24,973	57,823
EUR	2,870	12/23/35	1.540%	6 Month EURIBOR(1)	(2,507)	(14,597)	(12,090)
EUR	15,470	03/15/47	1.250%	6 Month EURIBOR(1)	436,326	12,624	(423,702)
GBP	68,580	03/15/19	0.600%	3 Month GBP LIBOR(2)	83,108	173,906	90,798
GBP	5,920	12/15/26	2.250%	6 Month GBP LIBOR(1)	(174,597)	(217,845)	(43,248)
GBP	7,840	03/15/27	1.500%	6 Month GBP LIBOR(1)	(52,116)	(225,962)	(173,846)
GBP	3,920	09/15/31	3.230%	12 Month UKRPI(2)	(12,845)	(340,764)	(327,919)
GBP	2,240	12/21/31	1.500%	6 Month GBP LIBOR(1)	(245,111)	(34,264)	210,847
GBP	13,000	03/15/32	1.750%	6 Month GBP LIBOR(1)	(156,608)	(716,139)	(559,531)
GBP	2,100	03/15/47	1.750%	6 Month GBP LIBOR(1)	(67,512)	(205,354)	(137,842)
JPY	1,925,970	12/15/26	0.250%	6 Month JPY LIBOR(1)	(10,502)	100,554	111,056
JPY	267,740	03/15/37	0.750%	6 Month JPY LIBOR(1)	(208)	(35,478)	(35,270)
MXN	6,780	03/11/20	5.250%	28 Day Mexican Interbank Rate(2)	(5,797)	(19,369)	(13,572)
MXN	4,520	03/09/22	5.500%	28 Day Mexican Interbank Rate(1)	10,395	20,239	9,844
MXN	41,850	11/03/26	8.283%	28 Day Mexican Interbank Rate(2)	3,335	(5,565)	(8,900)
MXN	7,280	03/03/27	6.000%	28 Day Mexican Interbank Rate(1)	43,979	50,078	6,099
NOK	191,280	03/15/22	1.500%	6 Month NIBOR(2)	(134,309)	(81,306)	53,003
NOK	24,960	06/16/26	2.500%	6 Month NIBOR(2)	5,201	21,379	16,178
NZD	77,350	02/22/19	2.350%	3 Month New Zealand Bank Bill(2)	20,019	(208,240)	(228,259)
NZD	16,670	03/15/22	3.000%	3 Month New Zealand Bank Bill(2)	64,711	(74,225)	(138,936)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
NZD	12,000	12/15/26	2.750%	3 Month New Zealand Bank Bill(2)	$(413,537)	$(411,256)	$2,281
PLN	38,080	09/21/21	1.771%	6 Month WIBOR(2)	(48,670)	(213,991)	(165,321)
SEK	182,330	06/15/18	0.050%	3 Month STIBOR(2)	175,144	144,165	(30,979)
SEK	305,380	09/15/18	(0.330)%	3 Month STIBOR(2)	5,648	(8,830)	(14,478)
SEK	265,020	03/15/22	0.500%	3 Month STIBOR(1)	(206,700)	(243,713)	(37,013)
SEK	24,780	12/15/26	2.750%	3 Month STIBOR(1)	(127,572)	(97,755)	29,817
SEK	44,360	03/15/27	1.250%	3 Month STIBOR(1)	(1,246)	(45,005)	(43,759)
	131,690	03/15/19	1.250%	3 Month LIBOR(1)	805,704	800,286	(5,418)
	46,620	12/19/19	2.250%	3 Month LIBOR(2)	367	47,037	46,670
	141,790	12/20/19	2.250%	3 Month LIBOR(2)	37,399	141,749	104,350
	17,800	03/15/22	1.500%	3 Month LIBOR(1)	390,856	453,482	62,626
	10,580	12/19/23	2.600%	3 Month LIBOR(1)	2,643	(71,554)	(74,197)
	7,950	12/15/26	2.500%	3 Month LIBOR(2)	(130,713)	(82,658)	48,055
	9,110	03/15/27	1.750%	3 Month LIBOR(2)	(579,799)	(516,724)	63,075
	19,780	12/20/28	2.790%	3 Month LIBOR(1)	(21,460)	(279,148)	(257,688)
	5,920	03/15/47	2.250%	3 Month LIBOR(2)	(555,193)	(457,003)	98,190
ZAR	176,620	03/15/19	7.667%	3 Month JIBAR(2)	261	40,812	40,551
ZAR	13,530	08/24/25	9.145%	3 Month JIBAR(1)	6,577	(8,747)	(15,324)
ZAR	15,610	12/08/26	9.120%	3 Month JIBAR(1)	—	(366)	(366)

					$(1,541,941)	$(3,230,043)	$(1,688,102)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	3,420	01/04/21	11.763%	Brazilian Interbank Overnight Lending Rate(2)	$13,403	$—	$13,403	Bank of America
KRW	5,330,250	07/29/17	1.625%	3 Month KWCDC(2)	5,374	—	5,374	Citigroup Global Markets
KRW	22,839,270	06/15/19	1.293%	3 Month KWCDC(2)	(113,941)	—	(113,941)	Bank of America
KRW	784,710	12/15/26	2.000%	3 Month KWCDC(1)	250	3,531	(3,281)	JPMorgan Chase

					$(94,914)	$3,531	$(98,445)

Cash of $6,139,118 has been segregated with Credit Suisse First Boston Corp. to cover the requirements for open centrally cleared interest rate and credit default swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Asset-Backed Securities
Collateralized Debt Obligations	$—	$332,819	$—
Collateralized Loan Obligations	—	55,924,629	—
Non-Residential Mortgage-Backed Securities	—	32,251,489	—
Residential Mortgage-Backed Securities	—	12,849,099	—
Corporate Bonds
Belgium	—	5,868,848	—
Brazil	—	949,326	—
France	—	5,649,316	—
Germany	—	2,617,128	—
Italy	—	8,223,513	—
Japan	—	1,378,861	—
Mexico	—	1,386,092	—
Netherlands	—	1,562,452	—
Portugal	—	7,780,444	—
Spain	—	1,763,671	—
Switzerland	—	2,796,257	—
United Kingdom	—	9,353,140	—
United States	—	62,549,979	—
Foreign Government Bonds	—	382,505,240	—
Municipal Bonds	—	5,266,667	—
Residential Mortgage-Backed Securities	—	18,409,357	10,875,000
U.S. Government Agency Obligations	—	96,338,183	—
U.S. Treasury Obligations	—	27,939,308	—
Affiliated Mutual Funds	18,485,780	—	—
U.S. Government Agency Obligation—Short	—	(6,149,531)	—
Other Financial Instruments*
Futures Contracts	1,850,617	—	—
OTC Forward Foreign Currency Exchange Contracts	—	10,841,492	—
OTC Cross Currency Exchange Contracts	—	574,371	—
OTC Credit Default Swap Agreement	—	(52,661)	—
Centrally Cleared Credit Default Swap Agreements	—	(233,116)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,688,102)	—
OTC Interest Rate Swap Agreements	—	(94,914)	—

Total	$20,336,397	$746,893,357	$10,875,000

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Residential Mortgage-Backed Securities
Balance as of 12/31/15	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	1,037
Purchases/Exchanges/Issuances	10,873,745
Sales/Paydowns	—
Accrued discount/premium	218
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/16	$10,875,000

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $1,037 was relating to securities held at reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2016	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Securities	$10,875,000	Market Approach	Single Broker Indicative Quote

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Foreign Government Bonds	48.3%
U.S. Government Agency Obligations	12.1
Collateralized Loan Obligations	7.1
Residential Mortgage-Backed Securities	5.3
Banks	5.2
Non-Residential Mortgage-Backed Securities	4.1
U.S. Treasury Obligations	3.5
Affiliated Mutual Funds	2.4
Electric	1.5
Telecommunications	1.4
Pipelines	1.2
Oil & Gas	0.9

Beverages	0.8%
Municipal Bonds	0.7
Pharmaceuticals	0.7
Real Estate Investment Trusts (REITs)	0.6
Agriculture	0.5
Insurance	0.4
Software	0.3
Media	0.2
Retail	0.2
Auto Manufacturers	0.1
Healthcare-Services	0.1
U.S. Government Agency Obligations—Short	(0.8)

96.8
Other assets in excess of liabilities	3.2

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$233,116	*
Credit contracts	Premiums paid for OTC swap agreements	216,981		—	—
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	269,642
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	741,704		Unrealized depreciation on OTC cross currency exchange contracts	167,333
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	14,774,173		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,932,681
Interest rate contracts	Due from/to broker — variation margin futures	2,262,927	*	Due from/to broker — variation margin futures	412,310	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,249,417	*	Due from/to broker — variation margin swaps	2,937,519	*
Interest rate contracts	Premiums paid for OTC swap agreements	3,531		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	18,777		Unrealized depreciation on OTC swap agreements	117,222

Total		$19,267,510			$8,069,823

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$(3,273,145)	$(3,273,145)
Foreign exchange contracts	—	—	(14,323,442)	—	(14,323,442)
Interest rate contracts	(104,930)	(1,984,564)	—	4,918,088	2,828,594

Total	$(104,930)	$(1,984,564)	$(14,323,442)	$1,644,943	$(14,767,993)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Forward & Cross Currency Contracts(3)	Total
Credit contracts	$—	$(399,850)	$—	$(399,850)
Foreign exchange contracts	—	—	13,352,344	13,352,344
Interest rate contracts	1,430,694	(2,586,396)	—	(1,155,702)

Total	$1,430,694	$(2,986,246)	$13,352,344	$11,796,792

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For	the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Contracts — Purchased(2)	Forward Foreign Currency Exchange Contracts — Sold(2)	Cross Currency Exchange Contracts(1)	Interest Rate Swap Agreements(3)	Credit Default Swap Agreements — Buy Protection(3)
$220,690,922	$87,542,193	$175,274,818	$589,932,435	$67,468,742	$998,329,000	$70,827,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$679,339	$(383,101)	$—	$296,238
BNP Paribas	911,874	(183,021)	—	728,853
Citigroup Global Markets	832,766	(770,388)	—	62,378
Credit Suisse First Boston Corp.	40,222	(40,222)	—	—
Deutsche Bank AG	46,356	(35,984)	—	10,372
Hong Kong & Shanghai Bank	242,729	(33,826)	—	208,903
JPMorgan Chase	314,907	(314,907)	—	—
Morgan Stanley	382,890	(301,227)	—	81,663
RBC Dominion Securities	965,255	(85,243)	—	880,012
Royal Bank of Scotland Group PLC	204,864	(92,520)	—	112,344
Standard Chartered PLC	605,614	(116,404)	—	489,210
State Street Bank	1,537,325	(140,051)	—	1,397,274
UBS AG	8,585,154	(122,068)	—	8,463,086
Westpac Banking Corp.	405,871	(89,142)	—	316,729

	$15,755,166

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(383,101)	$383,101	$—	$—
BNP Paribas	(183,021)	183,021	—	—
Citigroup Global Markets	(770,388)	770,388	—	—
Credit Suisse First Boston Corp.	(107,415)	40,222	—	(67,193)
Deutsche Bank AG	(35,984)	35,984	—	—
Hong Kong & Shanghai Bank	(33,826)	33,826	—	—
JPMorgan Chase	(2,026,488)	314,907	—	(1,711,581)
Morgan Stanley	(301,227)	301,227	—	—
RBC Dominion Securities	(85,243)	85,243	—	—
Royal Bank of Scotland Group PLC	(92,520)	92,520	—	—
Standard Chartered PLC	(116,404)	116,404	—	—
State Street Bank	(140,051)	140,051	—	—
UBS AG	(122,068)	122,068	—	—
Westpac Banking Corp.	(89,142)	89,142	—	—

	$(4,486,878)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $767,534,437)	$754,570,818
Affiliated investments (cost $18,485,780)	18,485,780
Foreign currency, at value (cost $88,900)	91,783
Deposit with broker for futures	3,514,850
Receivable for investments sold	44,786,495
Unrealized appreciation on OTC forward foreign currency contracts	14,774,173
Deposit with broker for centrally cleared swaps	6,139,118
Dividends and interest receivable	4,872,341
Unrealized appreciation on OTC cross currency exchange contracts	741,704
Receivable for fund share sold	531,472
Due from broker-variation margin swaps	323,443
Premiums paid for OTC swap agreements	220,512
Tax reclaim receivable	23,836
Unrealized appreciation on OTC swap agreements	18,777
Prepaid expenses	6,125

Total Assets	849,101,227

LIABILITIES:
Payable for investments purchased	43,789,171
Securities sold short, at value (proceeds received $6,150,938)	6,149,531
Unrealized depreciation on OTC forward foreign currency contracts	3,932,681
Payable for fund share repurchased	1,826,145
Unrealized depreciation on OTC swap agreements	386,864
Due to broker-variation margin futures	177,228
Unrealized depreciation on OTC cross currency exchange contracts	167,333
Advisory fees payable	160,486
Accrued expenses and other liabilities	60,234
Distribution fee payable	27,073
Affiliated transfer agent fee payable	346

Total Liabilities	56,677,092

NET ASSETS	$792,424,135

Net assets were comprised of:
Paid-in capital	$763,623,106
Retained earnings	28,801,029

Net assets, December 31, 2016	$792,424,135

Net asset value and redemption price per share, $792,424,135 / 75,531,049 outstanding shares of beneficial interest	$10.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income (net of $139,189 foreign withholding tax)	$14,723,281
Affiliated dividend income	160,097
Income from securities lending, net (including affiliated income of $4,890)	10,166

14,893,544

EXPENSES
Advisory fees	4,957,031
Distribution fee	1,968,045
Custodian and accounting fees	285,000
Audit fee	67,000
Trustees’ fees	17,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Loan interest expense	4,483
Insurance expenses	4,000
Miscellaneous	6,425

Total expenses	7,339,984
Less: advisory fee waivers and/or expense reimbursement	(118,476)

Net expenses	7,221,508

NET INVESTMENT INCOME (LOSS)	7,672,036

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,632)	8,682,873
Futures transactions	(1,984,564)
Swap agreements transactions	1,644,943
Foreign currency transactions	3,639,841

11,983,093

Net change in unrealized appreciation (depreciation) on:
Investments	(6,378,666)
Futures	1,430,694
Swap agreements	(2,986,246)
Foreign currencies	13,325,566

5,391,348

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	17,374,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,046,477

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$7,672,036	$2,528,887
Net realized gain (loss) on investment and foreign currency transactions	11,983,093	8,677,297
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,391,348	(7,451,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,046,477	3,754,552

FUND SHARE TRANSACTIONS:
Fund share sold [11,381,278 and 76,172,406 shares, respectively]	118,818,832	768,879,644
Fund share repurchased [10,227,708 and 1,794,927 shares, respectively]	(105,889,096)	(18,186,274)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	12,929,736	750,693,370

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,976,213	754,447,922
NET ASSETS:
Beginning of period	754,447,922	—

End of period	$792,424,135	$754,447,922

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
LONG-TERM INVESTMENTS — 74.2%
ASSET-BACKED SECURITIES — 20.8%
Collateralized Loan Obligations — 13.4%
ACIS CLO Ltd. (Cayman Islands), Series 2014-4A, Class A, 144A
2.306%(c)	05/01/26	4,757	$4,743,681
Apidos CLO X (Cayman Islands), Series 2012-10A, Class A, 144A
2.307%(c)	10/30/22	3,250	3,250,329
Cutwater Ltd. (Cayman Islands), Series 2015-1A, Class A2, 144A
2.410%(c)	07/15/27	5,850	5,848,965
Halcyon Loan Advisors Funding Ltd. (Cayman Islands), Series 2015-2A, Class A, 144A
2.272%(c)	07/25/27	4,000	3,984,230
Hildene CLO II Ltd. (Cayman Islands), Series 2014-2A, Class B1, 144A
3.078%(c)	07/19/26	2,150	2,150,081
Monroe Capital BSL CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1, 144A
2.346%(c)	05/22/27	2,500	2,492,623
OFSI Fund VI Ltd. (Cayman Islands), Series 2014-6A, Class A1, 144A
1.910%(c)	03/20/25	2,213	2,189,280
Series 2014-6A, Class A2, 144A
2.780%(c)	03/20/25	487	481,244
OFSI Fund VII Ltd. (Cayman Islands), Series 2014-7A, Class ACOM, 144A
1.872%(c)	10/18/26	4,550	4,527,249
Trinitas CLO II Ltd. (Cayman Islands), Series 2014-2A, Class A1, 144A
2.150%(c)	07/15/26	7,403	7,272,903
Series 2014-2A, Class B1, 144A
2.670%(c)	07/15/26	1,897	1,835,361
Z Capital Credit Partners CLO Ltd. (Cayman Islands), Series 2015-1A, Class ACOM, 144A
1.737%(c)	07/16/27	4,300	4,181,750

			42,957,696

Non-Residential Mortgage-Backed Securities — 5.6%
Access Group, Inc., Series 2006-1, Class A2
1.040%(c)	08/25/23	161	159,793
Series 2015-1, Class A, 144A
1.456%(c)	07/25/56	1,240	1,224,576
ECMC Group Student Loan Trust, Series 2016-1A, Class A, 144A
2.106%(c)	07/26/66	1,625	1,620,028
Higher Education Funding I, Series 2005-1, Class A4
1.070%(c)	02/25/30	462	459,156
Navient Student Loan Trust, Series 2016-5A, Class A, 144A
2.006%(c)	06/25/65	3,277	3,325,932
Series 2016-7A, Class A, 144A
1.906%(c)	03/25/66	1,531	1,547,048
Nelnet Student Loan Trust, Series 2005-4, Class A3
1.126%(c)	06/22/26	656	653,307

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
PHEAA Student Loan Trust, Series 2016-1A, Class A, 144A
1.906%(c)	09/25/65	1,680	$1,684,209
Scholar Funding Trust, Series 2010-A, Class A, 144A
1.640%(c)	10/28/41	847	830,009
Skopos Auto Receivables Trust, Series 2015-1A, Class A, 144A
3.100%	12/15/23	81	80,537
Series 2015-2A, Class A, 144A
3.550%	02/15/20	138	138,386
SLM Student Loan Trust, Series 2003-14, Class A5
1.112%(c)	01/25/23	373	372,226
Series 2005-5, Class A4
1.022%(c)	10/25/28	2,150	2,093,303
Series 2006-10, Class A5A
0.982%(c)	04/25/27	1,699	1,685,542
Series 2008-2, Class A3
1.632%(c)	04/25/23	592	576,659
Series 2008-4, Class A4
2.532%(c)	07/25/22	1,137	1,143,304
Wachovia Student Loan Trust, Series 2005-1, Class A5
1.012%(c)	01/26/26	299	295,192

			17,889,207

Residential Mortgage-Backed Securities — 1.8%
Bayview Opportunity Master Fund IIIb RPL Trust, Series 2015-3, Class A1, 144A
3.623%	04/28/30	139	139,218
Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB8, Class AF2
3.986%	12/25/35	387	383,096
Series 2005-CB8, Class AF3
3.986%	12/25/35	700	660,354
Lehman XS Trust, Series 2007-3, Class 1BA2
1.793%(c)	03/25/37	1,773	1,364,061
Saxon Asset Securities Trust, Series 2005-3, Class M2
1.064%(c)	11/25/35	2,500	2,359,456
Tricon American Homes Trust, Series 2015-SFR1, Class D, 144A(g)
2.936%(c)	05/17/32	100	99,988
Series 2015-SFR1, Class E, 144A(g)
3.736%(c)	05/17/32	130	129,983
VOLT XXV LLC, Series 2015-NPL8, Class A1, 144A
3.500%	06/26/45	849	850,349

			5,986,505

TOTAL ASSET-BACKED SECURITIES (cost $66,301,710)			66,833,408

BANK LOANS(c) — 1.4%
Commercial Services & Supplies
Advanced Disposal Waste Holdings Corp., Additional Term Loan
3.500%	11/10/23	49	49,744

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(c) (continued)
Electronic Equipment, Instruments & Components — 0.2%
Energy Solutions LLC, Term Advance^(g)
6.750%	05/29/20	647	$653,245

Food Products — 0.1%
Shearer’s Foods LLC, Term Loan (Second Lien)(g)
7.750%	06/30/22	425	389,938

Independent Power & Renewable Electricity Producers
Calpine Corp., Term Loan
2.390%	11/30/17	150	149,906

Media — 0.4%
Checkout Holdings Corp., Initial Loan (Second Lien)(g)
7.750%	04/11/22	425	304,406
Getty Images, Inc., Initial Term Loan
4.750%	10/18/19	648	564,549
Lions Gate Entertainment, Inc., Term Loan B
3.750%	12/08/23	375	376,641

			1,245,596

Oil, Gas & Consumable Fuels — 0.3%
American Energy—Marcellus LLC, Initial Loan (First Lien)(g)
5.250%	08/04/20	925	504,125
American Energy-Marcellus LLC, Initial Loan (Second Lien)(g)
8.500%	08/04/21	275	31,167
Magnum Hunter Resources Corp., Exit Term Loan^(g)
16.000%	04/15/19	352	351,871

			887,163

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals, Inc., Series D-2 Tranche B Term Loan
5.000%	02/13/19	337	336,261

Software — 0.1%
BMC Software Finance, Inc., Initial US Term Loan
5.000%	09/10/20	180	179,095

Textiles, Apparel & Luxury Goods — 0.2%
True Religion Apparel, Inc., Initial Term Loan (First Lien)(g)
5.875%	07/30/19	2,546	521,947

TOTAL BANK LOANS (cost $6,550,712)			4,412,895

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.0%
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class E, 144A
3.654%(c)	06/15/28	600	592,071

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 144A
3.786%(c)	04/10/28		450	$430,166
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class D, 144A
3.754%(c)	09/15/27		300	294,485
Series 2015-SSHP, Class E, 144A
4.104%(c)	09/15/27		300	293,253
Commercial Mortgage Trust, Series 2015-CR23, Class CMD, 144A(g)
3.685%(c)	05/10/48		400	373,400
CSMC LLC, Series 2014-USA, Class E, 144A
4.373%	09/15/37		400	334,317
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2
2.373%	05/25/22		4,000	4,007,053
Series K029, Class A2
3.320%(c)	02/25/23		5,000	5,235,080
FREMF Mortgage Trust, Series 2014-K40, Class C, 144A
4.072%(c)	11/25/47		200	187,399
Series 2014-K41, Class B, 144A
3.831%(c)	11/25/47		425	421,676
HILT Mortgage Trust, Series 2014-ORL, Class E, 144A
3.954%(c)	07/15/29		400	390,489
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class E, 144A
4.554%(c)	10/15/29		350	344,786

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,761,235)				12,904,175

CONVERTIBLE BOND
Oil & Gas
Whiting Petroleum Corp., Gtd. Notes (cost $40,670)
1.250%	04/01/20		50	43,875

CORPORATE BONDS — 9.2%
Airlines — 0.1%
Continental Airlines 2012-3 Class C Pass-Through Trust, Pass-Through Certificates
6.125%	04/29/18		400	415,999

Banks — 5.2%
Cie de Financement Foncier SA (France), Covered Bonds, EMTN
3.750%	01/24/17	EUR	1,008	1,063,496
Deutsche Bank AG (Germany), Sr. Unsec’d. Notes, 144A
4.250%	10/14/21		350	351,350
DNB Boligkreditt A/S (Norway), Covered Bonds, RegS
3.375%	01/20/17	EUR	2,500	2,636,187

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Banks (continued)
HSBC SFH France SA (France), Covered Bonds, EMTN
3.375%	01/20/17	EUR	4,550	$4,797,329
Intesa Sanpaolo SpA (Italy), Sub. Notes, MTN, 144A
5.017%	06/26/24		450	415,883
Nordea Hypotek AB (Sweden), Covered Bonds, EMTN
3.500%	01/18/17	EUR	5,940	6,262,580
PNC Preferred Funding Trust II, Jr. Sub. Notes, 144A
2.186%(c)	03/29/49		1,200	1,157,999

				16,684,824

Beverages — 0.1%
Constellation Brands, Inc., Gtd. Notes
7.250%	05/15/17		350	356,999

Diversified Financial Services — 0.3%
Ally Financial, Inc., Gtd. Notes
6.250%	12/01/17		200	207,499
CIT Group, Inc., Sr. Unsec’d. Notes
5.000%	05/15/17		150	151,688
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes
6.500%	08/01/18		200	203,249
Navient Corp., Sr. Unsec’d. Notes, MTN
4.625%	09/25/17		50	50,813
8.450%	06/15/18		100	107,750
Speedy Cash Intermediate Holdings Corp., Sec’d. Notes, 144A(g)
10.750%	05/15/18		268	256,610

				977,609

Electric — 0.1%
Calpine Corp., Sr. Sec’d. Notes, 144A(g)
7.875%	01/15/23		40	41,699
Electricite de France SA (France), Jr. Sub. Notes, EMTN, RegS
4.125%(c)	01/29/49	EUR	100	103,650
4.250%(c)	12/29/49	EUR	100	107,504

				252,853

Healthcare-Services — 0.2%
HCA, Inc., Sr. Sec’d. Notes
3.750%	03/15/19		200	205,499
Tenet Healthcare Corp., Sr. Sec’d. Notes
4.463%(c)	06/15/20		200	201,500
6.250%	11/01/18		300	316,500

				723,499

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Insurance — 0.2%
Chubb Corp. (The), Gtd. Notes
6.375%(c)	03/29/67		650	$611,011

Media — 0.2%
Altice Financing SA (Luxembourg), Sr. Sec’d. Notes, 144A
6.500%	01/15/22		200	208,499
Cablevision Systems Corp., Sr. Unsec’d. Notes
7.750%	04/15/18		50	52,749
SFR Group SA (France), Sr. Sec’d. Notes, 144A
6.000%	05/15/22		350	359,188

				620,436

Miscellaneous Manufacturing — 0.1%
General Electric Co., Sr. Unsec’d. Notes, MTN
8.500%	04/06/18	MXN	5,000	243,267

Oil & Gas — 0.8%
Carrizo Oil & Gas, Inc., Gtd. Notes
7.500%	09/15/20		550	569,249
Chesapeake Energy Corp., Gtd. Notes, 144A
8.000%	01/15/25		325	331,499
Halcon Resources Corp., Sec’d. Notes, 144A
8.625%	02/01/20		100	103,999
12.000%	02/15/22		50	54,499
Laredo Petroleum, Inc., Gtd. Notes
5.625%	01/15/22		275	277,063
Petrobras Global Finance BV (Brazil), Gtd. Notes
4.875%	03/17/20		180	177,966
8.375%	05/23/21		460	495,650
Petroleos Mexicanos (Mexico), Gtd. Notes
5.500%	06/27/44		23	19,141
6.375%	01/23/45		50	45,500
6.625%	06/15/35		10	9,849
Gtd. Notes, EMTN, RegS
5.125%	03/15/23	EUR	460	522,828
Gtd. Notes, MTN
5.625%	01/23/46		10	8,300
Gtd. Notes, RegS
6.375%	02/04/21		38	40,470

				2,656,013

Packaging & Containers — 0.2%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, PIK, 144A
6.625%	09/15/23	EUR	400	420,114
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA (New Zealand), Sr. Sec’d. Notes
5.750%	10/15/20		150	154,688

				574,802

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Pipelines — 0.4%
Enterprise Products Operating LLC, Gtd. Notes
4.593%(c)	08/01/66		964	$906,671
Sabine Pass Liquefaction LLC, Sr. Sec’d. Notes
5.625%	02/01/21		350	374,500

				1,281,171

Real Estate Investment Trusts (REITs) — 0.2%
DuPont Fabros Technology LP, Gtd. Notes
5.875%	09/15/21		150	156,938
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, RegS
6.950%	01/30/44		670	606,349

				763,287

Semiconductors — 0.1%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A
4.125%	06/01/21		400	412,999

Telecommunications — 1.0%
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes
6.000%	06/09/19	MXN	8,510	389,898
Sprint Communications, Inc., Sr. Unsec’d. Notes
8.375%	08/15/17		500	518,750
9.125%	03/01/17		500	505,625
Sprint Corp., Gtd. Notes
7.125%	06/15/24		450	463,500
T-Mobile USA, Inc., Gtd. Notes
6.250%	04/01/21		200	208,000
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A
7.375%	04/23/21		500	520,000
Windstream Services LLC, Gtd. Notes
7.750%	10/15/20		400	411,200

				3,016,973

TOTAL CORPORATE BONDS (cost $29,905,773)				29,591,742

FOREIGN GOVERNMENT BONDS — 9.3%
Brazil Letras do Tesouro Nacional (Brazil), Bills
11.684%(s)	01/01/18	BRL	7,244	1,996,775
Brazil Notas do Tesouro Nacional (Brazil), Notes
6.000%	08/15/50	BRL	2,904	2,755,535
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A
5.500%	01/27/25		640	617,126
7.450%	04/30/44		190	191,899
Sr. Unsec’d. Notes, RegS
5.500%	01/27/25		290	279,635
5.875%	04/18/24		110	110,282

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
7.450%	04/30/44		440	$444,399
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, 144A
2.625%	06/14/23	EUR	330	348,949
4.750%	01/08/26		370	381,945
Sr. Unsec’d. Notes, MTN, RegS
5.875%	01/15/24		880	970,908
Japan Government Ten Year Bond (Japan), Sr. Unsec’d. Notes
1.700%	03/20/17	JPY	624,200	5,362,753
Japan Government Twenty Year Bond (Japan), Sr. Unsec’d. Notes
3.500%	03/20/17	JPY	261,050	2,251,096
Japan Government Two Year Bond (Japan), Sr. Unsec’d. Notes
0.100%	03/15/17	JPY	502,350	4,301,491
Japanese Government CPI Linked Bond (Japan), Sr. Unsec’d. Notes
0.100%	03/10/25	JPY	1,055,500	9,571,191
Mexican Bonos (Mexico), Sr. Unsec’d. Notes
7.750%	11/23/34	MXN	3,827	182,982
8.000%	12/07/23	MXN	1,960	98,056

TOTAL FOREIGN GOVERNMENT BONDS (cost $31,511,652)				29,865,022

MUNICIPAL BONDS — 1.6%
Puerto Rico
Commonwealth of Puerto Rico (Puerto Rico), General Obligation Unlimited(g)
5.000%	07/01/34		15	9,356
5.125%	07/01/31		75	47,156
5.250%	07/01/27		25	15,594
5.500%	07/01/26		15	9,366
5.500%	07/01/32		45	28,069
5.500%	07/01/39		110	68,475
5.625%	07/01/32		35	21,831
5.750%	07/01/41		80	49,200
5.875%	07/01/36		40	25,350
6.000%	07/01/34		35	22,181
6.000%	07/01/39		855	539,719
8.000%	07/01/35		410	276,238
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico), Revenue Bonds
5.000%	07/01/33		270	203,523
5.750%	07/01/37		270	204,857
6.000%	07/01/38		95	72,438
6.000%	07/01/44		205	155,531
6.000%	07/01/47		75	56,711
Puerto Rico Sales Tax Financing Corp. (Puerto Rico), Revenue Bonds
2.476%(s)	08/01/32		515	258,788
5.000%	08/01/43		1,350	634,500
5.250%	08/01/41		3,285	1,543,950
5.250%	08/01/43		175	82,250
5.375%	08/01/38		170	79,900
5.375%	08/01/39		485	227,950
5.500%	08/01/28		360	169,200
5.500%	08/01/37		220	103,400
5.750%	08/01/37		340	159,800

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
MUNICIPAL BONDS (continued)
Puerto Rico (continued)
6.500%	08/01/44		20	$9,700
8.020%(s)	08/01/37		190	18,875
8.020%(s)	08/01/38		150	13,962
8.050%(s)	08/01/35		70	7,732

TOTAL MUNICIPAL BONDS (cost $6,656,404)				5,115,602

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 11.9%
Alternative Loan Trust, Series 2006-HY11, Class A1
0.876%(c)	06/25/36		1,569	1,266,547
BCAP LLC Trust, Series 2007-AA1, Class 2A1
0.936%(c)	03/25/37		2,065	1,915,902
Credit Suisse European Mortgage Capital Ltd. (Ireland), Series 2015-1HWA, Class A, 144A^(g)
2.750%(c)	04/20/20	EUR	1,750	1,769,214
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3, Class A1
0.896%(c)	07/25/47		1,511	1,245,989
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M2(x)
5.006%(c)	01/25/29		250	259,207
Fannie Mae REMICS, Series 2010-135, Class AS, IO(g)
5.194%(c)	12/25/40		361	60,344
Series 2011-124, Class SC, IO(g)
5.794%(c)	12/25/41		1,215	213,722
Series 2012-5, Class SA, IO(g)
5.194%(c)	02/25/42		1,126	186,141
Series 2012-88, Class SB, IO(g)
5.914%(c)	07/25/42		663	127,986
Series 2013-96, Class SW, IO(g)
5.344%(c)	09/25/43		1,353	208,468
Series 2013-96, Class SY, IO(g)
5.394%(c)	07/25/42		1,052	143,017
Series 2013-130, Class SN, IO(g)
5.894%(c)	10/25/42		1,315	230,969
Series 2014-6, Class SA, IO(g)
5.844%(c)	02/25/44		1,177	218,519
Series 2014-19, Class MS, IO(g)
5.844%(c)	11/25/39		1,075	139,874
Series 2015-20, Class ES, IO(g)
5.394%(c)	04/25/45		830	155,027
Series 2015-22, Class DS, IO(g)
5.444%(c)	04/25/45		831	165,165
Series 2015-34, Class LS, IO(g)
5.344%(c)	06/25/45		1,616	289,721
Series 2015-79, Class SA, IO(g)
5.494%(c)	11/25/45		1,247	188,283
Series 2015-79, Class SE, IO(g)
5.494%(c)	11/25/45		731	110,752
Series 2016-1, Class SJ, IO(g)
5.394%(c)	02/25/46		1,742	357,017
Series 2016-3, Class IP, IO(g)
4.000%	02/25/46		1,829	408,094

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS, Series 3753, Class SK, IO(g)
5.346%(c)	11/15/38	465	$38,738
Series 3852, Class SW, IO(g)
5.296%(c)	05/15/41	1,171	168,110
Series 4314, Class SE, IO(g)
5.346%(c)	03/15/44	2,086	399,673
Series 4326, Class GS, IO(g)
5.346%(c)	04/15/44	1,487	246,291
Series 4431, Class ST, IO(g)
5.396%(c)	01/15/45	1,664	338,595
Series 4468, Class SY, IO(g)
5.396%(c)	05/15/45	810	150,995
Series 4473, Class AS, IO(g)
4.896%(c)	05/15/45	1,713	289,872
Series 4583, Class ST, IO(g)
5.296%(c)	05/15/46	3,481	746,188
Freddie Mac Strips, Series 304, Class C45, IO(g)
3.000%	12/15/27	1,193	117,492
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3(x)
4.056%(c)	10/25/27	440	460,810
Series 2015-HQ1, Class M3(x)
4.556%(c)	03/25/25	500	529,283
Series 2015-HQA2, Class M3(x)
5.556%(c)	05/25/28	325	349,841
Series 2016-DNA2, Class M3(x)
5.406%(c)	10/25/28	400	426,388
Series 2016-DNA3, Class M3(x)
5.756%(c)	12/25/28	300	324,171
Series 2016-DNA4, Class M3(x)
4.556%(c)	03/25/29	400	400,759
Government National Mortgage Assoc., Series 2010-9, Class XD, IO(g)
5.893%(c)	01/16/40	2,417	405,756
Series 2010-9, Class YD, IO(g)
6.093%(c)	01/16/40	946	162,629
Series 2010-20, Class SE, IO(g)
5.511%(c)	02/20/40	1,614	275,024
Series 2010-37, Class SG, IO(g)
4.961%(c)	03/20/40	498	66,581
Series 2010-101, Class S, IO(g)
5.261%(c)	08/20/40	2,607	381,250
Series 2011-50, Class PS, IO(g)
5.361%(c)	02/20/41	1,626	239,704
Series 2012-149, Class MS, IO(g)
5.511%(c)	12/20/42	982	165,228
Series 2013-113, Class SA, IO(g)
5.961%(c)	08/20/43	1,259	214,108
Series 2013-167, Class SG, IO(g)
5.411%(c)	11/20/43	679	114,233
Series 2014-132, Class SL, IO(g)
5.361%(c)	10/20/43	1,878	270,928
Series 2014-180, Class PI, IO(g)
4.000%	08/20/44	689	114,212
Series 2014-188, Class IB, IO(g)
4.000%	12/20/44	1,252	198,661

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-20, Class SA, IO(g)
5.361%(c)	02/20/44	1,840	$297,940
Series 2014-56, Class ST, IO(g)
5.393%(c)	12/16/39	2,104	317,567
Series 2014-96, Class SE, IO(g)
4.861%(c)	07/20/44	1,023	134,411
Series 2015-110, Class MS, IO(g)
4.971%(c)	08/20/45	4,898	712,065
Series 2015-111, Class IM, IO(g)
4.000%	08/20/45	2,476	431,766
Series 2015-111, Class IW, IO(g)
4.000%	06/20/45	829	130,731
Series 2015-111, Class SM, IO(g)
5.461%(c)	08/20/45	707	102,920
Series 2015-112, Class SB, IO(g)
5.001%(c)	08/20/45	1,333	169,767
Series 2015-126, Class HS, IO(g)
5.461%(c)	09/20/45	1,358	228,818
Series 2015-129, Class IC, IO(g)
4.500%	09/16/45	676	122,157
Series 2015-144, Class QS, IO(g)
4.961%(c)	10/20/45	646	89,181
Series 2015-159, Class HS, IO(g)
5.461%(c)	11/20/45	737	133,929
Series 2015-167, Class AS, IO(g)
5.511%(c)	11/20/45	1,197	189,192
Series 2015-168, Class SD, IO(g)
5.461%(c)	11/20/45	985	143,851
Series 2015-57, Class AS, IO(g)
4.861%(c)	04/20/45	5,021	751,466
Series 2015-64, Class SG, IO(g)
4.861%(c)	05/20/45	2,300	390,312
Series 2015-95, Class GI, IO(g)
4.500%	07/16/45	2,007	362,754
Series 2016-1, Class ST, IO(g)
5.461%(c)	01/20/46	703	124,335
Series 2016-6, Class SB, IO(g)
4.911%(c)	01/20/46	1,976	297,087
Series 2016-27, Class IA, IO(g)
4.000%	06/20/45	2,010	331,812
Series 2016-88, Class S, IO(g)
5.461%(c)	01/20/46	1,680	305,282
GreenPoint MTA Trust, Series 2005-AR1, Class A2
1.196%(c)	06/25/45	908	789,928
Impac Secured Assets Trust, Series 2007-1, Class A2
0.916%(c)	03/25/37	1,721	1,435,729
Lehman XS Trust, Series 2005-7N, Class 1A1A
1.026%(c)	12/25/35	1,840	1,640,905
LSTAR Securities Investment Trust, Series 2015-3, Class A, 144A
2.617%(c)	03/01/20	357	356,663
Mortgage Repurchase Agreement Financing Trust, Series 2006-1, Class A, 144A^
1.637%(c)	09/10/18	3,200	3,199,999
Series 2006-2, Class A, 144A^

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
1.837%(c)	03/10/19	3,200	$3,199,999
Soundview Home Loan Trust, Series 2006-OPT3, Class 2A4
1.006%(c)	06/25/36	1,850	1,510,992
Station Place Securitization Trust, Series 2015-2, Class A, 144A^
1.754%(c)	05/15/18	900	900,000
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
1.307%(c)	01/25/47	1,191	929,276
Series 2006-AR9, Class 1A
1.567%(c)	08/25/46	1,392	1,185,147

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $39,333,203)			38,171,459

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.2%
Federal Home Loan Banks, Bonds
0.806%(c)	10/27/17	11,750	11,771,984
0.806%(c)	10/27/17	7,250	7,260,774
Federal National Mortgage Assoc.
6.000%	TBA	1,000	1,132,344
6.000%	08/01/36	261	296,224
6.000%	09/01/36	363	411,276
6.000%	10/01/36	210	237,719
6.000%	04/01/37	80	91,108
6.000%	05/01/37	21	23,571
6.000%	12/01/37	695	786,752
6.000%	01/01/38	106	123,274
6.000%	01/01/40	98	114,208
6.000%	06/01/40	582	658,364
6.000%	06/01/40	235	265,362
6.000%	05/01/41	67	75,981

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $23,196,218)			23,248,941

U.S. TREASURY OBLIGATIONS — 8.0%
U.S. Treasury Bonds
3.625%	02/15/44	3,700	4,101,073
3.750%	11/15/43	1,430	1,621,318
U.S. Treasury Inflation Indexed Bonds
0.125%	01/15/22	1,200	1,283,689
0.125%	07/15/24	2,710	2,710,105
0.375%	07/15/25	3,303	3,348,295
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/17	4,100	4,371,644
0.125%	04/15/18	800	844,120
0.125%	04/15/19	2,700	2,819,925
0.125%	01/15/23	2,150	2,234,787
0.625%	01/15/24	1,800	1,897,402
2.625%	07/15/17	500	597,055

TOTAL U.S. TREASURY OBLIGATIONS (cost $26,741,956)			25,829,413

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value (Note 2)
COMMON STOCK — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Magnum Hunter Resources Corp.* (cost $2,334,460)	233,498	$2,568,477

TOTAL LONG-TERM INVESTMENTS (cost $245,333,993)		238,585,009

SHORT-TERM INVESTMENTS — 21.2%
AFFILIATED MUTUAL FUNDS — 0.7%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	2,097,146	2,097,146
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)	10	10

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,097,156)(Note 4)		2,097,156

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS(n) — 20.5%
Japan Treasury Discount Bill
(0.300)%	01/16/17	JPY	7,410,000	63,402,338
Mexico Cetes
— (p)	02/16/17	MXN	162,944	779,839
— (p)	03/02/17	MXN	162,944	778,310
5.813%	02/02/17	MXN	89,619	429,982
6.077%	03/16/17	MXN	40,736	194,069
6.099%	03/30/17	MXN	81,472	387,254

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $73,921,060)				65,971,792

TOTAL SHORT-TERM INVESTMENTS (cost $76,018,216)				68,068,948

TOTAL INVESTMENTS — 95.4% (cost $321,352,209)				306,653,957
Other assets in excess of liabilities(z) — 4.6%				14,784,890

NET ASSETS — 100.0%				$321,438,847

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $10,074,328 and 3.1% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(n)	Rate shown reflects yield to maturity at purchase date.

(p)	Interest rate not available as of December 31, 2016.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
218	90 Day Sterling	Mar. 2017	$33,441,790	$33,450,448	$8,658
218	90 Day Sterling	Jun. 2017	33,433,826	33,442,052	8,226
218	90 Day Sterling	Sep. 2017	33,422,334	33,435,336	13,002
218	90 Day Sterling	Dec. 2017	33,408,084	33,425,261	17,177
809	3 Year Australian Treasury Bonds	Mar. 2017	177,183,280	177,062,218	(121,062)
361	10 Year Euro-Bund	Mar. 2017	61,593,223	62,378,313	785,090
52	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	8,193,739	8,333,000	139,261

					850,352

Short Positions:
202	30 Day Federal Funds	Apr. 2017	83,581,267	83,575,769	5,498
370	2 Year U.S. Treasury Notes	Mar. 2017	80,185,119	80,174,375	10,744
475	5 Year U.S. Treasury Notes	Mar. 2017	55,810,554	55,890,430	(79,876)
4	10 Year Japanese Bonds	Mar. 2017	5,144,984	5,141,904	3,080
267	10 Year U.S. Treasury Notes	Mar. 2017	33,108,797	33,183,094	(74,297)
3	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	405,211	402,188	3,023
79	20 Year U.S. Treasury Bonds	Mar. 2017	11,720,750	11,901,844	(181,094)
36	Euro-OAT	Mar. 2017	5,695,920	5,753,300	(57,380)

					(370,302)

					$480,050

Cash and foreign currency of $2,944,050 has been segregated with Barclays Capital Group to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 01/06/17	BNP Paribas	ARS	4,244	$261,134	$265,742	$4,608
Expiring 01/06/17	BNP Paribas	ARS	2,865	176,415	179,390	2,975
Expiring 01/18/17	Deutsche Bank AG	ARS	9,105	560,471	563,884	3,413
Expiring 01/25/17	BNP Paribas	ARS	4,331	269,743	266,534	(3,209)
Australian Dollar,
Expiring 01/12/17	Citigroup Global Markets	AUD	4,270	3,183,522	3,080,086	(103,436)
Expiring 03/15/17	Bank of America	AUD	432	310,151	311,299	1,148
Expiring 03/15/17	BNP Paribas	AUD	2,217	1,652,077	1,597,209	(54,868)
Expiring 03/15/17	Citigroup Global Markets	AUD	876	643,221	631,010	(12,211)
Expiring 03/15/17	Citigroup Global Markets	AUD	644	463,967	463,800	(167)
Expiring 03/15/17	State Street Bank	AUD	871	641,762	627,408	(14,354)
Expiring 03/15/17	UBS AG	AUD	884	643,767	636,772	(6,995)
Expiring 03/15/17	Westpac Banking Corp.	AUD	893	644,463	643,255	(1,208)
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	958	280,000	293,871	13,871
Expiring 01/04/17	Bank of America	BRL	660	189,350	202,461	13,111
Expiring 01/04/17	BNP Paribas	BRL	10,575	3,076,114	3,244,148	168,034
Expiring 01/04/17	BNP Paribas	BRL	1,562	456,000	479,187	23,187
Expiring 01/04/17	Hong Kong & Shanghai Bank	BRL	2,442	704,000	749,052	45,052
Expiring 01/04/17	Morgan Stanley	BRL	2,441	704,000	748,903	44,903
Expiring 01/04/17	Morgan Stanley	BRL	754	224,215	231,147	6,932
Expiring 02/02/17	Morgan Stanley	BRL	963	285,777	292,890	7,113
Expiring 02/02/17	Standard Chartered PLC	BRL	2,312	688,628	703,160	14,532

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound,
Expiring 01/06/17	Bank of America	GBP	2,533	$3,176,585	$3,122,316	$(54,269)
Expiring 01/06/17	Deutsche Bank AG	GBP	2,563	3,200,293	3,159,447	(40,846)
Expiring 01/06/17	Hong Kong & Shanghai Bank	GBP	3,885	4,812,890	4,788,916	(23,974)
Expiring 01/06/17	State Street Bank	GBP	2,586	3,218,309	3,188,024	(30,285)
Expiring 01/06/17	State Street Bank	GBP	1,305	1,625,555	1,608,326	(17,229)
Expiring 01/06/17	Westpac Banking Corp.	GBP	439	554,858	540,557	(14,301)
Expiring 03/15/17	Bank of America	GBP	516	645,826	637,118	(8,708)
Expiring 03/15/17	BNP Paribas	GBP	523	646,883	645,760	(1,123)
Expiring 03/15/17	State Street Bank	GBP	525	647,105	648,230	1,125
Canadian Dollar,
Expiring 01/20/17	Westpac Banking Corp.	CAD	5,602	4,219,720	4,173,777	(45,943)
Expiring 03/15/17	Morgan Stanley	CAD	862	645,000	642,181	(2,819)
Expiring 03/15/17	RBC Dominion Securities	CAD	876	646,000	652,881	6,881
Expiring 03/15/17	RBC Dominion Securities	CAD	868	644,000	647,204	3,204
Expiring 03/15/17	RBC Dominion Securities	CAD	861	644,000	641,883	(2,117)
Expiring 03/15/17	RBC Dominion Securities	CAD	861	644,000	641,726	(2,274)
Expiring 03/15/17	RBC Dominion Securities	CAD	859	644,000	640,512	(3,488)
Expiring 03/15/17	RBC Dominion Securities	CAD	845	645,000	629,632	(15,368)
Chilean Peso,
Expiring 01/19/17	Deutsche Bank AG	CLP	450,584	672,514	671,690	(824)
Expiring 01/19/17	Morgan Stanley	CLP	212,692	318,879	317,062	(1,817)
Chinese Renminbi,
Expiring 01/20/17	Deutsche Bank AG	CNH	4,559	646,000	640,970	(5,030)
Expiring 01/20/17	Deutsche Bank AG	CNH	4,021	575,703	572,128	(3,575)
Expiring 01/23/17	Standard Chartered PLC	CNH	4,377	625,420	621,989	(3,431)
Expiring 03/15/17	Deutsche Bank AG	CNH	4,924	700,000	692,269	(7,731)
Expiring 03/15/17	Deutsche Bank AG	CNH	4,560	646,000	641,150	(4,850)
Expiring 03/15/17	Deutsche Bank AG	CNH	3,710	526,897	521,567	(5,330)
Expiring 03/15/17	JPMorgan Chase	CNH	11,476	1,619,654	1,613,499	(6,155)
Expiring 04/05/17	Hong Kong & Shanghai Bank	CNH	6,164	866,566	864,076	(2,490)
Colombian Peso,
Expiring 01/17/17	Morgan Stanley	COP	766,297	257,147	254,297	(2,850)
Expiring 01/26/17	Bank of America	COP	2,743,104	911,330	908,583	(2,747)
Euro,
Expiring 02/09/17	JPMorgan Chase	EUR	10,585	11,005,701	11,166,347	160,646
Expiring 03/15/17	Bank of America	EUR	571	597,556	603,587	6,031
Expiring 03/15/17	BNP Paribas	EUR	622	649,214	657,248	8,034
Expiring 03/15/17	Deutsche Bank AG	EUR	598	622,440	631,973	9,533
Expiring 03/15/17	Hong Kong & Shanghai Bank	EUR	619	647,569	654,078	6,509
Expiring 03/15/17	State Street Bank	EUR	5,155	5,415,912	5,447,533	31,621
Expiring 03/15/17	State Street Bank	EUR	622	649,499	657,248	7,749
Expiring 03/15/17	State Street Bank	EUR	341	356,599	359,834	3,235
Expiring 03/15/17	Westpac Banking Corp.	EUR	535	571,820	565,160	(6,660)
Indian Rupee,
Expiring 01/09/17	UBS AG	INR	16,960	248,994	249,623	629
Expiring 01/30/17	Citigroup Global Markets	INR	166,829	2,447,249	2,449,848	2,599
Expiring 01/30/17	UBS AG	INR	71,498	1,051,907	1,049,935	(1,972)
Expiring 02/03/17	Deutsche Bank AG	INR	10,439	152,844	153,229	385
Indonesian Rupiah,
Expiring 01/09/17	BNP Paribas	IDR	12,440,921	943,209	922,005	(21,204)
Expiring 01/12/17	Citigroup Global Markets	IDR	29,895,827	2,269,133	2,214,574	(54,559)
Expiring 01/12/17	UBS AG	IDR	12,790,424	956,651	947,468	(9,183)
Expiring 01/17/17	Citigroup Global Markets	IDR	3,449,460	258,000	255,326	(2,674)
Expiring 01/17/17	JPMorgan Chase	IDR	8,634,305	645,000	639,105	(5,895)
Expiring 01/17/17	UBS AG	IDR	3,261,165	244,557	241,389	(3,168)
Japanese Yen,
Expiring 01/11/17	Citigroup Global Markets	JPY	36,099	314,455	309,091	(5,364)
Expiring 01/11/17	Westpac Banking Corp.	JPY	289,035	2,648,961	2,474,803	(174,158)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 01/17/17	Hong Kong & Shanghai Bank	JPY	720,468	$6,962,241	$6,171,068	$(791,173)
Expiring 03/15/17	Bank of America	JPY	151,530	1,291,000	1,301,413	10,413
Expiring 03/15/17	BNP Paribas	JPY	76,043	644,000	653,093	9,093
Expiring 03/15/17	Citigroup Global Markets	JPY	75,923	644,000	652,066	8,066
Expiring 03/15/17	Morgan Stanley	JPY	75,880	645,000	651,698	6,698
Expiring 03/15/17	State Street Bank	JPY	151,625	1,288,000	1,302,235	14,235
Expiring 03/15/17	State Street Bank	JPY	75,799	644,000	651,001	7,001
Expiring 03/15/17	State Street Bank	JPY	75,220	646,000	646,024	24
Expiring 03/15/17	UBS AG	JPY	150,761	1,293,000	1,294,809	1,809
Expiring 03/15/17	UBS AG	JPY	75,665	645,000	649,848	4,848
Expiring 03/15/17	UBS AG	JPY	75,364	646,000	647,264	1,264
Expiring 03/15/17	UBS AG	JPY	73,867	645,000	634,407	(10,593)
Malaysian Ringgit,
Expiring 01/12/17	JPMorgan Chase	MYR	2,997	665,633	667,695	2,062
Expiring 01/19/17	JPMorgan Chase	MYR	557	124,052	124,129	77
Expiring 01/19/17	UBS AG	MYR	2,612	587,801	581,883	(5,918)
Mexican Peso,
Expiring 03/15/17	Bank of America	MXN	64,672	3,158,589	3,088,533	(70,056)
Expiring 03/15/17	Citigroup Global Markets	MXN	63,920	3,129,126	3,052,625	(76,501)
Expiring 03/15/17	Citigroup Global Markets	MXN	20,263	978,647	967,695	(10,952)
Expiring 03/15/17	Citigroup Global Markets	MXN	13,323	645,000	636,263	(8,737)
Expiring 03/15/17	Hong Kong & Shanghai Bank	MXN	62,819	3,067,030	3,000,030	(67,000)
New Taiwanese Dollar,
Expiring 01/12/17	Bank of America	TWD	40,660	1,272,626	1,262,356	(10,270)
Expiring 01/12/17	Morgan Stanley	TWD	65,248	2,048,782	2,025,697	(23,085)
Expiring 01/13/17	Hong Kong & Shanghai Bank	TWD	45,011	1,404,000	1,397,476	(6,524)
Expiring 01/19/17	Standard Chartered PLC	TWD	20,592	644,000	639,507	(4,493)
Expiring 01/20/17	Citigroup Global Markets	TWD	20,759	644,000	644,716	716
Expiring 01/20/17	Morgan Stanley	TWD	20,646	646,000	641,221	(4,779)
Expiring 01/20/17	UBS AG	TWD	20,711	645,000	643,221	(1,779)
New Zealand Dollar,
Expiring 01/09/17	Bank of America	NZD	3,454	2,441,937	2,398,607	(43,330)
Expiring 03/15/17	Bank of America	NZD	524	361,153	362,824	1,671
Expiring 03/15/17	Bank of America	NZD	412	284,305	285,402	1,097
Expiring 03/15/17	BNP Paribas	NZD	375	257,926	260,020	2,094
Expiring 03/15/17	Citigroup Global Markets	NZD	2,570	1,835,323	1,781,316	(54,007)
Expiring 03/15/17	Westpac Banking Corp.	NZD	1,998	1,400,028	1,384,616	(15,412)
Norwegian Krone,
Expiring 01/27/17	Citigroup Global Markets	NOK	7,185	851,427	832,313	(19,114)
Expiring 03/15/17	Citigroup Global Markets	NOK	2,245	258,456	260,055	1,599
Philippine Peso,
Expiring 01/19/17	UBS AG	PHP	64,701	1,296,748	1,300,811	4,063
Polish Zloty,
Expiring 03/15/17	BNP Paribas	PLN	36,458	8,650,225	8,700,916	50,691
Russian Ruble,
Expiring 01/20/17	Citigroup Global Markets	RUB	27,705	420,639	449,527	28,888
Expiring 01/26/17	Bank of America	RUB	61,888	951,104	1,002,858	51,754
Expiring 01/26/17	Citigroup Global Markets	RUB	40,512	646,000	656,470	10,470
Expiring 01/26/17	Citigroup Global Markets	RUB	40,140	646,000	650,439	4,439
Expiring 01/26/17	Citigroup Global Markets	RUB	39,878	645,000	646,192	1,192
Expiring 01/26/17	Citigroup Global Markets	RUB	39,714	645,000	643,532	(1,468)
Expiring 01/26/17	Morgan Stanley	RUB	45,149	702,000	731,610	29,610
Expiring 01/26/17	Morgan Stanley	RUB	44,635	688,230	723,271	35,041
Expiring 01/26/17	UBS AG	RUB	73,031	1,120,615	1,183,408	62,793
Expiring 01/26/17	UBS AG	RUB	39,501	644,000	640,087	(3,913)
South African Rand,
Expiring 01/18/17	RBC Dominion Securities	ZAR	6,293	440,812	456,417	15,605
Expiring 03/15/17	BNP Paribas	ZAR	12,993	939,130	932,806	(6,324)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
South African Rand (continued),
Expiring 03/15/17	Citigroup Global Markets	ZAR	3,563	$257,000	$255,779	$(1,221)
Expiring 03/15/17	Deutsche Bank AG	ZAR	5,527	387,000	396,817	9,817
Expiring 03/15/17	JPMorgan Chase	ZAR	3,677	258,000	263,958	5,958
South Korean Won,
Expiring 01/13/17	Morgan Stanley	KRW	330,029	283,464	273,248	(10,216)
Expiring 01/19/17	BNP Paribas	KRW	815,871	689,756	675,502	(14,254)
Expiring 01/19/17	JPMorgan Chase	KRW	1,554,431	1,289,000	1,286,994	(2,006)
Expiring 01/19/17	UBS AG	KRW	763,639	644,000	632,256	(11,744)
Expiring 01/20/17	Hong Kong & Shanghai Bank	KRW	771,848	645,000	639,053	(5,947)
Expiring 01/20/17	JPMorgan Chase	KRW	769,247	645,000	636,899	(8,101)
Expiring 01/20/17	Standard Chartered PLC	KRW	1,721,786	1,429,165	1,425,556	(3,609)
Expiring 01/31/17	Standard Chartered PLC	KRW	773,895	644,000	640,751	(3,249)
Swedish Krona,
Expiring 01/27/17	Citigroup Global Markets	SEK	31,240	3,424,256	3,435,614	11,358
Expiring 01/27/17	Citigroup Global Markets	SEK	7,136	781,976	784,732	2,756
Turkish Lira,
Expiring 03/15/17	Morgan Stanley	TRY	5,993	1,680,000	1,671,879	(8,121)

				$159,219,383	$158,118,890	(1,100,493)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/17	Bank of America	AUD	409	$301,925	$294,718	$7,207
Expiring 01/12/17	Citigroup Global Markets	AUD	4,165	3,105,516	3,004,614	100,902
Expiring 03/15/17	Bank of America	AUD	353	258,474	254,023	4,451
Expiring 03/15/17	Hong Kong & Shanghai Bank	AUD	891	642,634	641,814	820
Expiring 03/15/17	Morgan Stanley	AUD	936	698,546	674,229	24,317
Expiring 03/15/17	Standard Chartered PLC	AUD	866	643,943	623,806	20,137
Expiring 03/15/17	State Street Bank	AUD	1,130	835,149	813,973	21,176
Expiring 03/15/17	Westpac Banking Corp.	AUD	11,211	8,297,900	8,075,893	222,007
Brazilian Real,
Expiring 01/04/17	Bank of America	BRL	2,398	701,000	735,600	(34,600)
Expiring 01/04/17	Bank of America	BRL	2,149	644,000	659,364	(15,364)
Expiring 01/04/17	Bank of America	BRL	1,068	313,208	327,662	(14,454)
Expiring 01/04/17	Bank of America	BRL	676	197,000	207,419	(10,419)
Expiring 01/04/17	Morgan Stanley	BRL	2,178	645,000	668,193	(23,193)
Expiring 01/04/17	Morgan Stanley	BRL	2,170	645,000	665,661	(20,661)
Expiring 01/04/17	Morgan Stanley	BRL	2,152	644,000	660,071	(16,071)
Expiring 01/04/17	RBC Dominion Securities	BRL	4,288	1,288,000	1,315,432	(27,432)
Expiring 01/04/17	Standard Chartered PLC	BRL	2,312	694,617	709,366	(14,749)
Expiring 02/02/17	Bank of America	BRL	16,531	5,124,144	5,026,831	97,313
British Pound,
Expiring 01/06/17	Bank of America	GBP	13,735	17,224,682	16,930,414	294,268
Expiring 03/15/17	Bank of America	GBP	514	646,185	634,647	11,538
Expiring 03/15/17	Bank of America	GBP	511	646,645	630,944	15,701
Expiring 03/15/17	Citigroup Global Markets	GBP	682	851,018	842,079	8,939
Expiring 03/15/17	Standard Chartered PLC	GBP	4,082	5,159,069	5,039,496	119,573
Expiring 03/15/17	Standard Chartered PLC	GBP	4,008	5,066,672	4,949,240	117,432
Expiring 03/15/17	UBS AG	GBP	1,044	1,291,317	1,289,051	2,266
Expiring 03/15/17	Westpac Banking Corp.	GBP	1,459	1,843,259	1,801,207	42,052
Canadian Dollar,
Expiring 01/20/17	Bank of America	CAD	1,685	1,286,615	1,255,318	31,297
Expiring 01/20/17	Westpac Banking Corp.	CAD	3,999	3,012,032	2,979,238	32,794
Expiring 03/15/17	JPMorgan Chase	CAD	855	644,000	637,422	6,578
Expiring 03/15/17	JPMorgan Chase	CAD	853	645,000	635,597	9,403

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Canadian Dollar (continued),
Expiring 03/15/17	RBC Dominion Securities	CAD	872	$646,000	$649,837	$(3,837)
Expiring 03/15/17	RBC Dominion Securities	CAD	870	646,000	648,393	(2,393)
Expiring 03/15/17	State Street Bank	CAD	3,440	2,621,267	2,564,713	56,554
Expiring 03/22/17	RBC Dominion Securities	CAD	7,246	5,407,157	5,401,918	5,239
Chilean Peso,
Expiring 01/19/17	Deutsche Bank AG	CLP	1,307,789	1,922,993	1,949,533	(26,540)
Expiring 01/19/17	Morgan Stanley	CLP	202,202	308,000	301,424	6,576
Chinese Renminbi,
Expiring 01/20/17	Deutsche Bank AG	CNH	4,021	575,703	572,127	3,576
Expiring 01/23/17	Standard Chartered PLC	CNH	4,380	625,420	622,389	3,031
Expiring 03/15/17	Deutsche Bank AG	CNH	4,909	700,000	690,215	9,785
Expiring 03/15/17	Hong Kong & Shanghai Bank	CNH	14,889	2,130,559	2,093,488	37,071
Expiring 03/15/17	Standard Chartered PLC	CNH	4,901	703,544	689,136	14,408
Expiring 03/15/17	Standard Chartered PLC	CNH	4,528	644,000	636,616	7,384
Expiring 04/05/17	Hong Kong & Shanghai Bank	CNH	6,165	866,566	864,197	2,369
Euro,
Expiring 02/09/17	Hong Kong & Shanghai Bank	EUR	8,337	8,729,633	8,794,253	(64,620)
Expiring 02/09/17	JPMorgan Chase	EUR	20,245	21,048,929	21,356,172	(307,243)
Expiring 03/15/17	Bank of America	EUR	620	654,646	654,893	(247)
Expiring 03/15/17	Bank of America	EUR	617	648,356	651,965	(3,609)
Expiring 03/15/17	Bank of America	EUR	609	646,617	643,511	3,106
Expiring 03/15/17	Bank of America	EUR	247	258,459	260,599	(2,140)
Expiring 03/15/17	BNP Paribas	EUR	620	647,813	655,134	(7,321)
Expiring 03/15/17	BNP Paribas	EUR	618	648,638	653,021	(4,383)
Expiring 03/15/17	BNP Paribas	EUR	606	647,478	640,341	7,137
Expiring 03/15/17	Citigroup Global Markets	EUR	1,241	1,293,010	1,311,325	(18,315)
Expiring 03/15/17	Standard Chartered PLC	EUR	637	675,867	672,905	2,962
Expiring 03/15/17	Standard Chartered PLC	EUR	619	648,669	654,078	(5,409)
Expiring 03/15/17	State Street Bank	EUR	735	770,779	777,014	(6,235)
Expiring 03/15/17	State Street Bank	EUR	622	654,072	656,961	(2,889)
Expiring 03/15/17	State Street Bank	EUR	619	649,572	654,077	(4,505)
Expiring 03/15/17	UBS AG	EUR	617	647,437	651,965	(4,528)
Expiring 03/15/17	Westpac Banking Corp.	EUR	4,102	4,303,997	4,334,407	(30,410)
Hungarian Forint,
Expiring 03/16/17	Morgan Stanley	HUF	534,077	1,808,039	1,821,516	(13,477)
Indian Rupee,
Expiring 01/30/17	Citigroup Global Markets	INR	96,043	1,408,248	1,410,364	(2,116)
Expiring 01/30/17	UBS AG	INR	95,192	1,395,573	1,397,875	(2,302)
Indonesian Rupiah,
Expiring 01/12/17	Citigroup Global Markets	IDR	9,368,100	700,000	693,955	6,045
Expiring 01/12/17	Hong Kong & Shanghai Bank	IDR	18,743,255	1,415,119	1,388,432	26,687
Expiring 01/27/17	Morgan Stanley	IDR	8,716,540	644,000	644,198	(198)
Israeli Shekel,
Expiring 03/15/17	Citigroup Global Markets	ILS	2,646	694,365	688,234	6,131
Japanese Yen,
Expiring 01/11/17	Westpac Banking Corp.	JPY	252,116	2,310,602	2,158,690	151,912
Expiring 01/17/17	Citigroup Global Markets	JPY	9,245,510	89,815,864	79,191,121	10,624,743
Expiring 03/15/17	Bank of America	JPY	76,052	646,000	653,176	(7,176)
Expiring 03/15/17	Bank of America	JPY	75,706	644,000	650,203	(6,203)
Expiring 03/15/17	Bank of America	JPY	75,665	646,000	649,853	(3,853)
Expiring 03/15/17	Bank of America	JPY	75,432	645,000	647,848	(2,848)
Expiring 03/15/17	Bank of America	JPY	75,355	645,000	647,190	(2,190)
Expiring 03/15/17	Citigroup Global Markets	JPY	74,923	646,000	643,478	2,522
Expiring 03/15/17	Citigroup Global Markets	JPY	74,878	646,000	643,089	2,911
Expiring 03/15/17	Hong Kong & Shanghai Bank	JPY	75,240	646,000	646,201	(201)
Expiring 03/15/17	Morgan Stanley	JPY	75,691	645,000	650,071	(5,071)
Expiring 03/15/17	Morgan Stanley	JPY	75,478	645,000	648,245	(3,245)
Expiring 03/15/17	RBC Dominion Securities	JPY	149,412	1,290,000	1,283,230	6,770

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 03/15/17	Standard Chartered PLC	JPY	75,000	$645,000	$644,138	$862
Expiring 03/15/17	State Street Bank	JPY	255,696	2,219,629	2,196,045	23,584
Expiring 03/15/17	State Street Bank	JPY	151,026	1,288,000	1,297,086	(9,086)
Expiring 03/15/17	State Street Bank	JPY	76,053	646,000	653,184	(7,184)
Expiring 03/15/17	State Street Bank	JPY	75,468	644,000	648,156	(4,156)
Expiring 03/15/17	State Street Bank	JPY	74,928	646,000	643,516	2,484
Expiring 03/15/17	Westpac Banking Corp.	JPY	139,367	1,214,454	1,196,951	17,503
Expiring 03/21/17	Bank of America	JPY	630,109	5,552,450	5,413,556	138,894
Expiring 03/21/17	Bank of America	JPY	503,085	4,433,130	4,322,236	110,894
Expiring 03/21/17	Bank of America	JPY	265,835	2,342,513	2,283,915	58,598
Malaysian Ringgit,
Expiring 01/12/17	Morgan Stanley	MYR	6,031	1,364,429	1,343,738	20,691
Mexican Peso,
Expiring 01/20/17	Bank of America	MXN	12,972	626,976	623,686	3,290
Expiring 01/20/17	Citigroup Global Markets	MXN	3,978	191,911	191,260	651
Expiring 02/02/17	Morgan Stanley	MXN	8,893	437,510	426,763	10,747
Expiring 02/16/17	JPMorgan Chase	MXN	16,134	790,704	773,047	17,657
Expiring 03/02/17	Bank of America	MXN	8,049	393,936	385,065	8,871
Expiring 03/02/17	RBC Dominion Securities	MXN	8,047	394,031	384,979	9,052
Expiring 03/15/17	Morgan Stanley	MXN	20,985	1,001,909	1,002,154	(245)
Expiring 03/15/17	Morgan Stanley	MXN	13,443	644,000	642,003	1,997
Expiring 03/15/17	Morgan Stanley	MXN	13,361	646,000	638,089	7,911
Expiring 03/15/17	Morgan Stanley	MXN	13,321	645,000	636,177	8,823
Expiring 03/15/17	Morgan Stanley	MXN	13,279	645,000	634,160	10,840
Expiring 03/16/17	Bank of America	MXN	4,015	196,545	191,719	4,826
Expiring 03/30/17	Citigroup Global Markets	MXN	8,011	391,383	381,836	9,547
New Taiwanese Dollar,
Expiring 01/12/17	Bank of America	TWD	75,067	2,352,077	2,330,540	21,537
Expiring 01/12/17	Hong Kong & Shanghai Bank	TWD	75,067	2,348,398	2,330,540	17,858
Expiring 01/13/17	Bank of America	TWD	22,602	715,357	701,732	13,625
Expiring 01/13/17	Hong Kong & Shanghai Bank	TWD	22,324	702,000	693,113	8,887
Expiring 01/13/17	Hong Kong & Shanghai Bank	TWD	22,254	700,000	690,931	9,069
Expiring 01/13/17	Morgan Stanley	TWD	113,286	3,604,268	3,517,266	87,002
Expiring 01/20/17	Bank of America	TWD	20,526	644,000	637,476	6,524
Expiring 01/20/17	Morgan Stanley	TWD	213,549	6,700,408	6,632,318	68,090
Expiring 06/16/17	Standard Chartered PLC	TWD	58,704	1,861,265	1,834,815	26,450
Expiring 06/16/17	Standard Chartered PLC	TWD	44,448	1,409,255	1,389,229	20,026
Expiring 06/20/17	UBS AG	TWD	68,986	2,163,928	2,156,525	7,403
Expiring 06/20/17	UBS AG	TWD	48,510	1,521,498	1,516,435	5,063
New Zealand Dollar,
Expiring 01/09/17	Bank of America	NZD	2,954	2,088,443	2,051,385	37,058
Expiring 01/09/17	Citigroup Global Markets	NZD	803	579,699	557,479	22,220
Expiring 03/15/17	Citigroup Global Markets	NZD	4,001	2,866,501	2,772,966	93,535
Expiring 03/15/17	Citigroup Global Markets	NZD	929	644,373	643,922	451
Expiring 03/15/17	UBS AG	NZD	899	641,823	623,128	18,695
Norwegian Krone,
Expiring 01/27/17	Citigroup Global Markets	NOK	6,339	751,141	734,278	16,863
Expiring 01/27/17	Citigroup Global Markets	NOK	3,050	360,392	353,278	7,114
Expiring 03/15/17	JPMorgan Chase	NOK	7,841	931,728	908,464	23,264
Philippine Peso,
Expiring 01/19/17	JPMorgan Chase	PHP	32,467	646,000	652,746	(6,746)
Expiring 01/19/17	UBS AG	PHP	35,008	700,229	703,831	(3,602)
Polish Zloty,
Expiring 01/26/17	BNP Paribas	PLN	762	183,242	181,889	1,353
Russian Ruble,
Expiring 01/26/17	Morgan Stanley	RUB	79,985	1,289,000	1,296,096	(7,096)
Expiring 01/26/17	Morgan Stanley	RUB	44,821	700,000	726,291	(26,291)
Expiring 01/26/17	Morgan Stanley	RUB	44,613	700,000	722,922	(22,922)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Russian Ruble (continued),
Expiring 01/26/17	Morgan Stanley	RUB	44,508	$700,000	$721,223	$(21,223)
Expiring 01/26/17	Morgan Stanley	RUB	40,898	646,000	662,723	(16,723)
Expiring 01/26/17	Morgan Stanley	RUB	39,680	645,000	642,987	2,013
Expiring 01/26/17	Morgan Stanley	RUB	39,654	645,000	642,565	2,435
Expiring 01/26/17	UBS AG	RUB	39,487	644,000	639,863	4,137
Singapore Dollar,
Expiring 03/15/17	Standard Chartered PLC	SGD	1,856	1,289,000	1,281,437	7,563
Expiring 03/15/17	Westpac Banking Corp.	SGD	3,849	2,704,098	2,656,977	47,121
South African Rand,
Expiring 03/15/17	Citigroup Global Markets	ZAR	3,654	258,000	262,363	(4,363)
Expiring 03/15/17	Morgan Stanley	ZAR	8,093	582,000	581,024	976
South Korean Won,
Expiring 01/13/17	BNP Paribas	KRW	2,859,356	2,501,208	2,367,409	133,799
Expiring 01/13/17	Standard Chartered PLC	KRW	819,446	702,000	678,462	23,538
Expiring 01/13/17	State Street Bank	KRW	754,405	646,000	624,611	21,389
Expiring 01/13/17	UBS AG	KRW	815,556	698,286	675,241	23,045
Expiring 01/19/17	BNP Paribas	KRW	779,389	667,068	645,296	21,772
Expiring 01/19/17	BNP Paribas	KRW	760,667	644,000	629,796	14,204
Expiring 01/19/17	Citigroup Global Markets	KRW	2,718,028	2,322,010	2,250,396	71,614
Expiring 01/19/17	Morgan Stanley	KRW	670,771	568,330	555,366	12,964
Expiring 01/19/17	State Street Bank	KRW	716,380	612,815	593,129	19,686
Expiring 01/19/17	UBS AG	KRW	3,189,712	2,695,288	2,640,927	54,361
Expiring 01/19/17	UBS AG	KRW	859,781	735,132	711,857	23,275
Expiring 01/19/17	Westpac Banking Corp.	KRW	754,166	645,000	624,413	20,587
Expiring 01/20/17	BNP Paribas	KRW	3,819,388	3,269,352	3,162,268	107,084
Expiring 01/31/17	JPMorgan Chase	KRW	776,030	646,000	642,518	3,482
Expiring 02/09/17	BNP Paribas	KRW	1,650,248	1,392,320	1,366,367	25,953
Swedish Krona,
Expiring 01/27/17	Citigroup Global Markets	SEK	38,476	4,217,390	4,231,379	(13,989)
Expiring 03/15/17	Citigroup Global Markets	SEK	4,268	465,598	470,610	(5,012)
Expiring 03/15/17	Morgan Stanley	SEK	2,416	259,105	266,374	(7,269)
Expiring 03/15/17	State Street Bank	SEK	3,354	362,811	369,750	(6,939)
Expiring 03/15/17	State Street Bank	SEK	2,851	311,318	314,303	(2,985)
Swiss Franc,
Expiring 01/26/17	Hong Kong & Shanghai Bank	CHF	260	258,306	255,851	2,455
Turkish Lira,
Expiring 03/15/17	BNP Paribas	TRY	9,736	2,742,989	2,716,285	26,704
Expiring 03/15/17	Hong Kong & Shanghai Bank	TRY	2,305	644,000	643,058	942

				$335,228,500	$322,286,780	12,941,720

						$11,841,227

Cross currency exchange contracts outstanding at December 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
03/15/17	Buy	AUD	896	NZD	928	$1,882	Westpac Banking Corp.
03/15/17	Buy	CHF	657	EUR	612	1,427	Bank of America
03/15/17	Buy	CHF	663	EUR	618	849	Bank of America
03/15/17	Buy	CHF	2,180	EUR	2,028	8,288	UBS AG
06/21/17	Buy	CZK	17,091	EUR	634	415	Bank of America
06/21/17	Buy	CZK	34,261	EUR	1,271	457	Citigroup Global Markets
06/21/17	Buy	CZK	16,996	EUR	634	(2,769)	State Street Bank
06/21/17	Buy	CZK	17,053	EUR	633	(22)	UBS AG
09/20/17	Buy	CZK	44,555	EUR	1,667	(7,549)	State Street Bank
09/21/17	Buy	CZK	15,078	EUR	564	(2,562)	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Cross currency exchange contracts outstanding at December 31, 2016 (continued):

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (continued):
11/21/17	Buy	CZK	40,595	EUR	1,517	$(1,344)	Citigroup Global Markets
11/21/17	Buy	CZK	17,362	EUR	649	(679)	Morgan Stanley
11/22/17	Buy	CZK	17,370	EUR	649	(208)	Morgan Stanley
03/15/17	Buy	EUR	1,227	GBP	1,030	24,496	BNP Paribas
03/15/17	Buy	EUR	2,200	SEK	21,152	(7,279)	BNP Paribas
03/15/17	Buy	EUR	594	SEK	5,669	2,601	Citigroup Global Markets
03/15/17	Buy	EUR	408	AUD	582	11,126	Deutsche Bank AG
03/15/17	Buy	EUR	618	PLN	2,767	(7,242)	JPMorgan Chase
03/15/17	Buy	EUR	620	PLN	2,751	(1,480)	Morgan Stanley
03/15/17	Buy	EUR	612	SEK	5,896	(3,535)	State Street Bank
03/15/17	Buy	EUR	620	SEK	5,975	(3,593)	State Street Bank
03/15/17	Buy	EUR	620	SEK	5,994	(5,716)	State Street Bank
03/15/17	Buy	EUR	621	SEK	5,946	666	State Street Bank
03/16/17	Buy	EUR	241	HUF	74,613	(194)	BNP Paribas
03/16/17	Buy	EUR	417	HUF	129,513	(1,058)	BNP Paribas
03/16/17	Buy	EUR	618	HUF	194,522	(10,376)	UBS AG
06/21/17	Buy	EUR	1,517	CZK	40,834	1,848	Citigroup Global Markets
06/21/17	Buy	EUR	126	CZK	3,354	1,033	State Street Bank
03/15/17	Buy	GBP	523	EUR	614	(3,301)	Bank of America
03/15/17	Buy	GBP	633	EUR	737	2,963	Citigroup Global Markets
03/15/17	Buy	GBP	521	JPY	75,449	(4,700)	State Street Bank
03/16/17	Buy	HUF	180,080	EUR	571	10,687	UBS AG
03/16/17	Buy	HUF	192,133	EUR	618	2,228	UBS AG
03/15/17	Buy	JPY	28,926	EUR	236	(792)	Bank of America
03/15/17	Buy	JPY	28,982	EUR	236	(310)	BNP Paribas
03/15/17	Buy	JPY	26,664	EUR	218	(1,115)	Standard Chartered PLC
03/15/17	Buy	JPY	54,795	EUR	451	(5,409)	Standard Chartered PLC
03/15/17	Buy	NOK	5,620	EUR	620	(3,995)	BNP Paribas
03/15/17	Buy	NOK	17,646	EUR	1,964	(30,954)	Citigroup Global Markets
03/15/17	Buy	NOK	5,627	EUR	617	(43)	JPMorgan Chase
03/15/17	Buy	NOK	5,628	EUR	618	(992)	JPMorgan Chase
03/15/17	Buy	NOK	5,607	EUR	616	(1,323)	RBC Dominion Securities
03/15/17	Buy	NOK	5,621	EUR	616	340	RBC Dominion Securities
03/15/17	Buy	NOK	2,469	SEK	2,595	(67)	State Street Bank
03/15/17	Buy	NOK	10,930	EUR	1,218	(20,720)	State Street Bank
03/15/17	Buy	PLN	14,954	EUR	3,344	35,043	JPMorgan Chase
03/15/17	Buy	PLN	2,702	EUR	605	5,574	Morgan Stanley
03/15/17	Buy	SEK	5,906	EUR	608	8,729	BNP Paribas
03/15/17	Buy	SEK	5,994	EUR	615	10,983	BNP Paribas
03/15/17	Buy	SEK	81,302	EUR	8,360	129,732	Citigroup Global Markets
03/15/17	Buy	SEK	56,105	EUR	5,774	84,871	JPMorgan Chase
03/15/17	Buy	SEK	33,755	EUR	3,457	68,898	Standard Chartered PLC
03/15/17	Buy	SEK	47,771	EUR	4,924	63,509	Standard Chartered PLC
03/15/17	Buy	SEK	3,064	EUR	315	5,000	State Street Bank
03/15/17	Buy	SEK	5,912	EUR	607	10,375	State Street Bank
03/22/17	Buy	SEK	30,534	EUR	3,128	60,997	State Street Bank

						$425,690

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Buy Protection(1):
CDX.NA.HY.27-V1	12/20/21	5.000%	16,180	$(730,415)	$(1,028,638)	$(298,223)
CDX.NA.IG.27.V1	12/20/21	1.000%	22,055	(259,215)	(341,066)	(81,851)

				$(989,630)	$(1,369,704)	$(380,074)

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2016(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	06/20/19	1.000%	38,800	0.639%	$(353,791)	$(188,309)	$(165,482)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	3,510	0.639%	(32,005)	(23,826)	(8,179)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	2,250	0.639%	(20,516)	(34,628)	14,112	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,890	0.639%	(17,234)	(12,495)	(4,739)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,690	0.639%	(15,410)	(10,953)	(4,457)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,550	0.639%	(14,134)	(16,840)	2,706	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	1,370	0.639%	(12,492)	(17,809)	5,317	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	930	0.639%	(8,480)	(6,077)	(2,403)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	900	0.639%	(8,206)	(5,781)	(2,425)	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	720	0.639%	(6,565)	(5,063)	(1,502)	JPMorgan Chase
People’s Republic of China	06/20/19	1.000%	690	0.639%	(6,292)	(6,745)	453	Citigroup Global Markets
People’s Republic of China	06/20/19	1.000%	350	0.639%	(3,192)	(2,137)	(1,055)	Bank of America
People’s Republic of China	06/20/19	1.000%	150	0.639%	(1,368)	(1,018)	(350)	Bank of America
People’s Republic of China	06/20/19	1.000%	150	0.639%	(1,368)	(945)	(423)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%	750	1.080%	2,299	681	1,618	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	680	1.080%	2,084	(153)	2,237	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	580	1.080%	1,778	2,105	(327)	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%	410	1.080%	1,256	1,535	(279)	Deutsche Bank AG
People’s Republic of China	06/20/21	1.000%	350	1.080%	1,072	(642)	1,714	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	260	1.080%	797	419	378	Barclays Capital Group
People’s Republic of China	06/20/21	1.000%	230	1.080%	705	502	203	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%	200	1.080%	613	(135)	748	JPMorgan Chase
People’s Republic of China	06/20/21	1.000%	140	1.080%	429	306	123	Citigroup Global Markets
People’s Republic of China	12/20/21	1.000%	170	1.178%	1,350	1,111	239	Deutsche Bank AG
People’s Republic of China	12/20/21	1.000%	40	1.178%	318	158	160	Barclays Capital Group

					$(488,352)	$(326,739)	$(161,613)

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	9,540	12/15/26	3.500%	6 Month BBSW(2)	$60,469	$25,968	$(34,501)
CAD	82,320	03/15/19	1.000%	3 Month CDOR(2)	(226,397)	(184,190)	42,207
CAD	28,270	03/15/22	1.250%	3 Month CDOR(2)	(207,372)	(262,895)	(55,523)
CAD	5,480	12/15/26	2.500%	3 Month CDOR(2)	(13,983)	15,944	29,927
CHF	1,500	12/15/26	1.000%	6 Month CHF LIBOR(2)	20,669	28,980	8,311
EUR	6,630	03/15/22	0.000%	6 Month EURIBOR(1)	65,545	39,751	(25,794)
EUR	740	03/15/24	0.250%	6 Month EURIBOR(1)	10,517	5,898	(4,619)
EUR	2,730	08/16/24	0.250%	6 Month EURIBOR(2)	(13,547)	(60,048)	(46,501)
EUR	6,490	12/23/25	1.090%	6 Month EURIBOR(2)	1,657	24,180	22,523
EUR	2,220	12/15/26	1.500%	6 Month EURIBOR(1)	(20,419)	(29,552)	(9,133)
EUR	5,640	03/15/27	0.750%	6 Month EURIBOR(2)	(36,220)	27,509	63,729
EUR	2,340	12/23/35	1.540%	6 Month EURIBOR(1)	(2,048)	(11,901)	(9,853)
EUR	10,230	03/15/47	1.250%	6 Month EURIBOR(1)	268,496	8,348	(260,148)
GBP	52,980	03/15/19	0.600%	3 Month GBP LIBOR(2)	64,337	134,348	70,011
GBP	4,200	12/15/26	2.250%	6 Month GBP LIBOR(1)	(124,307)	(154,552)	(30,245)
GBP	5,610	03/15/27	1.500%	6 Month GBP LIBOR(1)	(37,342)	(161,690)	(124,348)

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (continued):
GBP	9,320	03/15/32	1.750%	6 Month GBP LIBOR(1)	$(113,677)	$(513,417)	$(399,740)
GBP	3,310	03/15/47	1.750%	6 Month GBP LIBOR(1)	(149,028)	(323,677)	(174,649)
JPY	1,492,340	12/15/26	0.250%	6 Month JPY LIBOR(1)	(8,016)	77,915	85,931
JPY	258,750	03/15/37	0.750%	6 Month JPY LIBOR(1)	(231)	(34,287)	(34,056)
MXN	39,230	03/11/20	5.250%	28 Day Mexican Interbank Rate(2)	(32,425)	(116,635)	(84,210)
MXN	1,990	03/09/22	5.500%	28 Day Mexican Interbank Rate(2)	(2,261)	(8,910)	(6,649)
MXN	31,720	11/03/26	8.283%	28 Day Mexican Interbank Rate(2)	3,274	(4,218)	(7,492)
MXN	35,170	03/03/27	6.000%	28 Day Mexican Interbank Rate(2)	(76,346)	(241,928)	(165,582)
NOK	155,200	03/15/22	1.500%	6 Month NIBOR(2)	(109,067)	(65,970)	43,097
NOK	18,420	06/16/26	2.500%	6 Month NIBOR(2)	3,791	15,778	11,987
NZD	60,080	02/22/19	2.350%	3 Month New Zealand Bank Bill(2)	15,461	(161,746)	(177,207)
NZD	15,360	03/15/22	3.000%	3 Month New Zealand Bank Bill(2)	59,626	(68,392)	(128,018)
NZD	8,870	12/15/26	2.750%	3 Month New Zealand Bank Bill(2)	(303,324)	(303,987)	(663)
PLN	3,610	06/17/19	3.048%	6 Month WIBOR(2)	18,300	36,337	18,037
PLN	3,610	06/17/19	3.045%	6 Month WIBOR(1)	—	(36,263)	(36,263)
PLN	1,825	09/21/20	2.018%	6 Month WIBOR(2)	—	(1,853)	(1,853)
PLN	28,550	09/21/21	1.771%	6 Month WIBOR(2)	(36,767)	(160,438)	(123,671)
SEK	200,100	06/15/18	0.050%	3 Month STIBOR(2)	204,949	158,216	(46,733)
SEK	159,010	09/15/18	(0.330)%	3 Month STIBOR(2)	3,727	(4,597)	(8,324)
SEK	196,360	03/15/22	0.500%	3 Month STIBOR(1)	(154,778)	(180,572)	(25,794)
SEK	18,110	12/15/26	2.750%	3 Month STIBOR(1)	(93,393)	(71,442)	21,951
SEK	42,710	03/15/27	1.250%	3 Month STIBOR(1)	(1,213)	(43,331)	(42,118)
	132,210	03/15/19	1.250%	3 Month LIBOR(1)	905,004	803,446	(101,558)
	38,120	12/19/19	2.250%	3 Month LIBOR(2)	296	38,461	38,165
	114,870	12/20/19	2.250%	3 Month LIBOR(2)	29,555	114,837	85,282
	24,850	03/15/22	1.500%	3 Month LIBOR(1)	545,661	633,091	87,430
	8,650	12/19/23	2.600%	3 Month LIBOR(1)	2,140	(58,501)	(60,641)
	5,700	12/15/26	2.500%	3 Month LIBOR(2)	(93,626)	(59,265)	34,361
	5,040	03/15/27	1.750%	3 Month LIBOR(2)	(325,614)	(285,872)	39,742
	16,270	12/20/28	2.790%	3 Month LIBOR(1)	(15,702)	(229,612)	(213,910)
	4,820	03/15/47	2.250%	3 Month LIBOR(2)	(445,960)	(372,087)	73,873
ZAR	112,190	03/15/19	7.667%	3 Month JIBAR(2)	—	25,924	25,924
ZAR	12,040	12/08/26	9.120%	3 Month JIBAR(1)	—	(282)	(282)

					$(359,589)	$(1,997,179)	$(1,637,590)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
BRL	4,160	01/04/21	11.763%	Brazil Interbank Overnight Lending Rate(2)	$18,320	$—	$18,320	Bank of America
BRL	2,620	01/04/21	11.990%	Brazil Interbank Overnight Lending Rate(1)	(10,388)	—	(10,388)	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
BRL	2,620	01/04/21	11.980%	Brazil Interbank Overnight Lending Rate(2)	$13,418	$—	$13,418	JPMorgan Chase
GBP	2,190	12/09/24	3.150%	12 Month UKRPI(1)	(16,733)	—	(16,733)	Bank of America
GBP	2,190	12/09/29	3.377%	12 Month UKRPI(2)	48,911	—	48,911	Bank of America
GBP	1,700	12/09/39	3.568%	12 Month UKRPI(2)	106,560	—	106,560	Bank of America
GBP	1,700	12/09/44	3.565%	12 Month UKRPI(1)	(167,286)	—	(167,286)	Bank of America
KRW	3,156,620	10/06/17	2.239%	3 Month KWCDC(2)	20,546	—	20,546	Citigroup Global Markets
KRW	2,438,940	10/13/17	2.248%	3 Month KWCDC(2)	16,036	2	16,034	Deutsche Bank AG
KRW	10,562,040	10/14/17	2.240%	3 Month KWCDC(2)	67,635	—	67,635	Citigroup Global Markets
KRW	2,036,710	10/28/17	2.173%	3 Month KWCDC(2)	11,789	—	11,789	Citigroup Global Markets
KRW	5,029,550	11/04/17	2.060%	3 Month KWCDC(2)	24,422	—	24,422	Bank of America
KRW	2,113,920	11/07/17	2.034%	3 Month KWCDC(2)	9,809	—	9,809	Barclays Capital Group
KRW	3,859,270	08/06/24	2.970%	3 Month KWCDC(1)	(284,059)	—	(284,059)	Bank of America
KRW	559,700	12/15/26	2.000%	3 Month KWCDC(1)	178	2,519	(2,341)	JPMorgan Chase

					$(140,842)	$2,521	$(143,363)

Cash of $4,677,131 has been segregated with Morgan Stanley to cover requirements for open centrally cleared credit default and interest rate swaps contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$42,957,696	$—
Non-Residential Mortgage-Backed Securities	—	17,889,207	—
Residential Mortgage-Backed Securities	—	5,986,505	—
Bank Loans	—	3,407,779	1,005,116
Commercial Mortgage-Backed Securities	—	12,904,175	—
Convertible Bond	—	43,875	—
Corporate Bonds	—	29,591,742	—
Foreign Government Bonds	—	29,865,022	—
Municipal Bonds	—	5,115,602	—
Residential Mortgage-Backed Securities	—	29,102,247	9,069,212
U.S. Government Agency Obligations	—	23,248,941	—
U.S. Treasury Obligations	—	25,829,413	—
Common Stock	2,568,477	—	—
Affiliated Mutual Funds	2,097,156	—	—
Foreign Treasury Obligations	—	65,971,792	—
Other Financial Instruments*
Futures Contracts	480,050	—	—
OTC Forward Foreign Currency Exchange Contracts	—	11,841,227	—
OTC Cross Currency Exchange Contracts	—	425,690	—

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Level 1	Level 2	Level 3
Centrally Cleared Credit Default Swap Agreements	$—	$(380,074)	$—
OTC Credit Default Swap Agreements	—	(488,352)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,637,590)	—
OTC Interest Rate Swap Agreements	—	(140,842)	—

Total	$5,145,683	$301,534,055	$10,074,328

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities
Balance as of 12/31/15	$2,326,868	$2,741,261
Realized gain (loss)	(178,464)	12,630
Change in unrealized appreciation (depreciation)**	351,396	(133,896)
Purchases/Exchanges/Issuances	1,046,806	7,298,794
Sales/Paydowns	(2,553,803)	(866,968)
Accrued discount/premium	12,313	17,391
Transfers into of Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 12/31/16	$1,005,116	$9,069,212

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Of which, $155,142 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2016	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Bank Loans Residential	$ 1,005,116	Market Approach	Single Broker Indicative Quote	$100.00-$101.00 ($100.65)
Mortgage-Backed Securities	9,069,212	Market Approach	Single Broker Indicative Quote	$100.00-$101.12 ($100.22)

	$10,074,328

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Foreign Treasury Obligations	20.5%
Residential Mortgage-Backed Securities	13.7
Collateralized Loan Obligations	13.4
Foreign Government Bonds	9.3
U.S. Treasury Obligations	8.0
U.S. Government Agency Obligations	7.2
Non-Residential Mortgage-Backed Securities	5.6
Banks	5.2
Commercial Mortgage-Backed Securities	4.0
Municipal Bonds	1.6
Oil, Gas & Consumable Fuels	1.1
Telecommunications	1.0
Oil & Gas	0.8
Affiliated Mutual Funds	0.7
Media	0.6
Pipelines	0.4

Diversified Financial Services	0.3%
Electronic Equipment, Instruments & Components	0.2
Healthcare-Services	0.2
Insurance	0.2
Packaging & Containers	0.2
Real Estate Investment Trusts (REITs)	0.2
Textiles, Apparel & Luxury Goods	0.2
Airlines	0.1
Beverages	0.1
Electric	0.1
Food Products	0.1
Miscellaneous Manufacturing	0.1
Pharmaceuticals	0.1
Semiconductors	0.1
Software	0.1

95.4
Other assets in excess of liabilities	4.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$380,074	*
Credit contracts	Premiums paid for OTC swap agreements	6,817		Premiums received for OTC swap agreements	333,556
Credit contracts	Unrealized appreciation on OTC swap agreements	30,008		Unrealized depreciation on OTC swap agreements	191,621
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	555,017		Unrealized depreciation on OTC cross currency exchange contracts	129,327
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	14,822,260		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,981,033
Interest rate contracts	Due from/to broker — variation margin futures	993,759	*	Due from/to broker — variation margin futures	513,709	*
Interest rate contracts	Due from/to broker — variation margin swaps	802,488	*	Due from/to broker — variation margin swaps	2,440,078	*
Interest rate contracts	Premiums paid for OTC swap agreements	2,521		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	337,444		Unrealized depreciation on OTC swap agreements	480,807

Total		$17,550,314			$7,450,205

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward & Cross Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$(5,493,501)	$(5,493,501)
Foreign exchange contracts	—	—	(6,115,318)	—	(6,115,318)
Interest rate contracts	(83,116)	681,089	—	638,501	1,236,474

Total	$(83,116)	$681,089	$(6,115,318)	$(4,855,000)	$(10,372,345)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward & Cross Currency Contracts(3)	Swaps	Total
Credit contracts		$—	$—	$236,146	$236,146
Foreign exchange contracts		—	12,969,056	—	12,969,056
Interest rate contracts		165,048	—	(983,729)	(818,681)

Total		$165,048	$12,969,056	$(747,583)	$12,386,521

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Contracts — Purchased(2)	Forward Foreign Currency Exchange Contracts — Sold(2)	Cross Currency Exchange Contracts(1)	Credit Default Swap Agreements — Buy Protection(3)	Credit Default Swap Agreements — Sell Protection(3)	Interest Rate Swap Agreements(3)	Total Return Swap Agreements(3)
$87,171,050	$124,077,720	$185,831,236	$269,710,008	$55,321,882	$95,767,000	$18,370,000	$898,496,000	$3,600,000

(1)	Value at Trade Date.
(2)	Value at Settlement Date.
(3)	Notional Amount in USD.

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$1,168,998	$(769,214)	$—	$399,784
Barclays Capital Group	10,924	—	—	10,924
BNP Paribas	650,930	(125,522)	—	525,408
Citigroup Global Markets	11,308,573	(594,891)	—	10,713,682
Deutsche Bank AG	71,092	(71,092)	—	—
Hong Kong & Shanghai Bank	157,719	(157,719)	—	—
JPMorgan Chase	368,536	(368,536)	—	—
Morgan Stanley	401,253	(242,301)	(158,952)	—
RBC Dominion Securities	47,091	(47,091)	—	—
Standard Chartered PLC	510,305	(41,464)	—	468,841
State Street Bank	287,934	(154,496)	—	133,438
UBS AG	234,854	(76,095)	—	158,759
Westpac Banking Corp.	535,858	(288,092)	—	247,766

	$15,754,067

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(769,214)	$769,214	$—	$—
Barclays Capital Group	—	—	—	—
BNP Paribas	(125,522)	125,522	—	—
Citigroup Global Markets	(594,891)	594,891	—	—
Deutsche Bank AG	(95,158)	71,092	—	(24,066)
Hong Kong & Shanghai Bank	(961,929)	157,719	—	(804,210)
JPMorgan Chase	(708,950)	368,536	340,414	—
Morgan Stanley	(242,301)	242,301	—	—
RBC Dominion Securities	(58,232)	47,091	—	(11,141)
Standard Chartered PLC	(41,464)	41,464	—	—
State Street Bank	(154,496)	154,496	—	—
UBS AG	(76,095)	76,095	—	—
Westpac Banking Corp.	(288,092)	288,092	—	—

	$(4,116,344)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST GOLDMAN SACHS STRATEGIC INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $319,255,053)	$304,556,801
Affiliated investments (cost $2,097,156)	2,097,156
Cash	3,362
Foreign currency, at value (cost $126,548)	127,862
Deposit with broker for futures	2,944,050
Receivable for investments sold	25,785,160
Unrealized appreciation on OTC forward foreign currency contracts	14,822,260
Deposit with broker for centrally cleared swaps	4,677,131
Dividends and interest receivable	1,676,886
Cash segregated for counterparty—OTC	1,050,000
Unrealized appreciation on OTC cross currency exchange contracts	555,017
Unrealized appreciation on OTC swap agreements	367,452
Due from broker-variation margin swaps	215,434
Receivable for fund share sold	189,787
Premiums paid for OTC swap agreements	9,338
Prepaid expenses	2,591

Total Assets	359,080,287

LIABILITIES:
Payable for investments purchased	26,864,714
Cash segregated from counterparty—OTC	5,500,000
Unrealized depreciation on OTC forward foreign currency contracts	2,981,033
Payable for fund share repurchased	702,995
Unrealized depreciation on OTC swap agreements	672,428
Premiums received for OTC swap agreements	333,556
Due to broker-variation margin futures	285,632
Unrealized depreciation on OTC cross currency exchange contracts	129,327
Advisory fees payable	113,176
Accrued expenses and other liabilities	47,245
Distribution fee payable	10,988
Affiliated transfer agent fee payable	346

Total Liabilities	37,641,440

NET ASSETS	$321,438,847

Net assets were comprised of:
Paid-in capital	$353,143,987
Retained earnings	(31,705,140)

Net assets, December 31, 2016	$321,438,847

Net asset value and redemption price per share, $321,438,847 / 33,311,366 outstanding shares of beneficial interest	$9.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$10,134,744
Affiliated dividend income	159,308
Unaffiliated dividend income	73,306
Income from securities lending, net (including affiliated income of $16,503)	17,488

10,384,846

EXPENSES
Advisory fees	2,662,524
Distribution fee	936,841
Custodian and accounting fees	213,000
Audit fee	56,000
Trustees’ fees	13,000
Interest expense on short sales	12,040
Shareholders’ reports	12,000
Commitment fee on syndicated credit agreement	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Insurance expenses	7,000
Legal fees and expenses	7,000
Loan interest expense	3,606
Miscellaneous	10,521

Total expenses	3,949,532

NET INVESTMENT INCOME (LOSS)	6,435,314

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $11)	(14,282,480)
Futures transactions	681,089
Short sales transactions	(718,618)
Swap agreements transactions	(4,855,000)
Foreign currency transactions	(12,648,067)

(31,823,076)

Net change in unrealized appreciation (depreciation) on:
Investments	13,325,963
Futures	165,048
Swap agreements	(747,583)
Foreign currencies	13,011,930

25,755,358

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(6,067,718)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$367,596

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$6,435,314	$15,031,177
Net realized gain (loss) on investment and foreign currency transactions	(31,823,076)	(11,711,634)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	25,755,358	(17,855,762)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	367,596	(14,536,219)

FUND SHARE TRANSACTIONS:
Fund share sold [5,810,222 and 7,972,459 shares, respectively]	54,780,536	77,057,273
Fund share repurchased [26,328,229 and 32,156,813 shares, respectively]	(247,639,395)	(310,637,624)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(192,858,859)	(233,580,351)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(192,491,263)	(248,116,570)
NET ASSETS:
Beginning of year	513,930,110	762,046,680

End of year	$321,438,847	$513,930,110

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.3%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 2.9%
Transurban Group	35,320	$262,863

Brazil — 4.3%
CCR SA	29,915	146,694
EcoRodovias Infraestrutura e Logistica SA	50,091	126,817
Transmissora Alianca de Energia Eletrica SA, UTS	18,185	115,881

		389,392

Canada — 9.7%
Enbridge, Inc., (NYSE)	2,981	125,560
Enbridge, Inc., (TSX)	3,166	133,228
Fortis, Inc.	3,015	93,101
Pembina Pipeline Corp.	6,201	194,215
TransCanada Corp., (XNYS)	2,171	98,021
TransCanada Corp., (XTSE)	5,314	239,608

		883,733

China — 1.7%
Guangdong Investment Ltd.	52,842	69,586
Huaneng Renewables Corp. Ltd. (Class H Stock)	271,809	87,872

		157,458

France — 6.3%
Aeroports de Paris	1,306	139,856
Eiffage SA	3,448	240,159
Groupe Eurotunnel SE	3,766	35,777
Vinci SA	2,275	154,757

		570,549

Hong Kong — 0.4%
HKBN Ltd.	36,374	39,859

India — 1.6%
NTPC Ltd.	19,020	46,090
Power Grid Corp. of India Ltd.	36,666	98,931

		145,021

Italy — 5.6%
Atlantia SpA	8,573	200,578
Enel SpA	24,242	106,561
Infrastrutture Wireless Italiane SpA, 144A(g)	24,555	113,947
Italgas SpA*	23,557	92,693

		513,779

Mexico — 2.5%
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	5,136	73,934
Infraestructura Energetica Nova SAB de CV (g)	35,344	153,961

		227,895

Philippines — 0.4%
International Container Terminal Services, Inc.	27,072	39,074

Spain — 3.5%
Aena SA, 144A	776	105,723
Atlantica Yield PLC	4,429	85,701

COMMON STOCKS (continued)	Shares	Value (Note 2)
Spain (continued)
Ferrovial SA	7,100	$126,624

		318,048

Switzerland — 2.1%
Flughafen Zuerich AG	1,045	193,646

United States — 54.8%
American Electric Power Co., Inc.	2,627	165,396
American Tower Corp., REIT	1,647	174,055
American Water Works Co., Inc.	1,508	109,119
Atmos Energy Corp.	1,444	107,073
Cheniere Energy Partners LP Holdings LLC, MLP	5,799	129,724
Cheniere Energy, Inc.*	3,751	155,404
Crown Castle International Corp., REIT	1,881	163,214
Edison International	2,777	199,916
Energy Transfer Partners LP, MLP	6,981	249,990
EnLink Midstream LLC	5,327	101,479
Exelon Corp.	7,714	273,770
FedEx Corp.	814	151,567
Genesee & Wyoming, Inc. (Class A Stock)*	2,705	187,753
Kinder Morgan, Inc.	9,469	196,103
NextEra Energy, Inc.	2,286	273,086
Noble Midstream Partners LP, MLP*	3,036	109,295
Norfolk Southern Corp.	2,376	256,774
ONEOK Partners LP, MLP	3,106	133,588
PG&E Corp.	4,534	275,531
Plains All American Pipeline LP, MLP	9,921	320,349
SemGroup Corp. (Class A Stock)	4,197	175,225
Sempra Energy	867	87,255
Targa Resources Corp.	3,818	214,075
Union Pacific Corp.	3,006	311,662
Waste Management, Inc.	2,882	204,363
Williams Cos., Inc. (The)	9,230	287,422

		5,013,188

TOTAL COMMON STOCKS (cost $8,407,886)		8,754,505

PREFERRED STOCK — 1.5%
Brazil
Cia de Saneamento do Parana(g) (cost $119,576)	41,686	137,685

TOTAL LONG-TERM INVESTMENTS (cost $8,527,462)		8,892,190

SHORT-TERM INVESTMENTS — 4.1%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	376,656	376,656
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)	37	37

TOTAL SHORT-TERM INVESTMENTS (cost $376,693)(Note 4)		376,693

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL INVESTMENTS — 101.4% (cost $8,904,155)	$9,268,883
Liabilities in excess of other assets — (1.4)%	(125,722)

NET ASSETS — 100.0%	$9,143,161

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$262,863	$—
Brazil	389,392	—	—
Canada	883,733	—	—
China	—	157,458	—
France	—	570,549	—
Hong Kong	—	39,859	—
India	—	145,021	—
Italy	92,693	421,086	—
Mexico	227,895	—	—
Philippines	—	39,074	—
Spain	85,701	232,347	—
Switzerland	—	193,646	—
United States	5,013,188	—	—
Preferred Stock
Brazil	137,685	—	—
Affiliated Mutual Funds	376,693	—	—

Total	$7,206,980	$2,061,903	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Oil, Gas & Consumable Fuels	31.3%
Electric Utilities	17.5
Transportation Infrastructure	14.5
Road & Rail	8.3
Construction & Engineering	5.7
Affiliated Mutual Funds	4.1
Gas Utilities	3.9

Equity Real Estate Investment Trusts (REITs)	3.7%
Water Utilities	3.5
Independent Power & Renewable Electricity Producers	2.4
Commercial Services & Supplies	2.2
Diversified Telecommunication Services	1.7
Air Freight & Logistics	1.7
Multi-Utilities	0.9

101.4
Liabilities in excess of other assets	(1.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $8,527,462)	$8,892,190
Affiliated investments (cost $376,693)	376,693
Foreign currency, at value (cost $45,318)	45,506
Dividends receivable	14,524
Tax reclaim receivable	6,599
Prepaid expenses	475
Receivable for investments sold	73

Total Assets	9,336,060

LIABILITIES:
Payable for investments purchased	123,175
Payable for fund share repurchased	49,535
Accrued expenses and other liabilities	15,472
Advisory fees payable	3,912
Affiliated transfer agent fee payable	346
Distribution fee payable	315
Foreign capital gains tax liability accrued	144

Total Liabilities	192,899

NET ASSETS	$9,143,161

Net assets were comprised of:
Paid-in capital	$9,170,796
Retained earnings	(27,635)

Net assets, December 31, 2016	$9,143,161

Net asset value and redemption price per share, $9,143,161 / 903,048 outstanding shares of beneficial interest	$10.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $17,231, of which $2,821 is reimbursable by an affiliate)	$185,866
Affiliated dividend income	1,744
Income from securities lending, net (including affiliated income of $129)	420

188,030

EXPENSES
Advisory fees	68,324
Distribution fee	20,518
Custodian and accounting fees	58,000
Audit fee	22,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Loan interest expense	31
Miscellaneous	14,765

Total expenses	212,638
Less: advisory fee waivers and/or expense reimbursement	(109,198)

Net expenses	103,440

NET INVESTMENT INCOME (LOSS)	84,590

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $36)	(49,732)
Foreign currency transactions	(184)

(49,916)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(144))	558,905
Foreign currencies	(177)

558,728

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	508,812

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$593,402

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$84,590	$70,713
Net realized gain (loss) on investment and foreign currency transactions	(49,916)	(503,631)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	558,728	(407,774)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	593,402	(840,692)

FUND SHARE TRANSACTIONS:
Fund share sold [196,258 and 320,304 shares, respectively]	1,963,593	3,289,612
Fund share repurchased [57,981 and 154,037 shares, respectively]	(582,393)	(1,537,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,381,200	1,752,610

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,974,602	911,918
NET ASSETS:
Beginning of year	7,168,559	6,256,641

End of year	$9,143,161	$7,168,559

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST MANAGED ALTERNATIVES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.0%
AFFILIATED MUTUAL FUNDS — 92.0%	Shares	Value (Note 2)
AST FQ Absolute Return Currency Portfolio*	69,915	$739,700
AST Goldman Sachs Strategic Income Portfolio*	92,142	889,166
AST Morgan Stanley Multi-Asset Portfolio*	102,046	938,822
AST Neuberger Berman Long/Short Portfolio*	109,548	1,083,432
AST Wellington Management Real Total Return Portfolio*	98,307	892,625

TOTAL AFFILIATED MUTUAL FUNDS (cost $4,448,896)(w)		4,543,745

UNAFFILIATED FUNDS — 7.0%
Arbitrage Fund (The) (Institutional Shares)	11,144	147,098
Gabelli ABC Fund (Advisor Class Shares)	10,115	101,959
Touchstone Merger Arbitrage Fund (Retail Shares)	9,036	99,030

TOTAL UNAFFILIATED FUNDS (cost $349,420)		348,087

TOTAL LONG-TERM INVESTMENTS (cost $4,798,316)		4,891,832

SHORT-TERM INVESTMENT — 1.2%
AFFILIATED MUTUAL FUND	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $57,747)(w)(Note 4)	57,747	$57,747

TOTAL INVESTMENTS — 100.2% (cost $4,856,063)		4,949,579
Liabilities in excess of other assets — (0.2)%		(8,098)

NET ASSETS — 100.0%		$4,941,481

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$4,601,492	$—	$—
Unaffiliated Funds	348,087	—	—

Total	$4,949,579	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Investment Types
Core Bonds	77.0%
Sector	15.0
Unaffiliated Funds	7.0
Ultra Short Bond	1.2

100.2
Liabilities in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST MANAGED ALTERNATIVES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $4,506,643)	$4,601,492
Unaffiliated investments (cost $349,420)	348,087
Receivable from advisor	804
Receivable for fund share sold	576
Prepaid expenses	475

Total Assets	4,951,434

LIABILITIES:
Accrued expenses and other liabilities	9,462
Affiliated transfer agent fee payable	346
Payable for fund share repurchased	145

Total Liabilities	9,953

NET ASSETS	$4,941,481

Net assets were comprised of:
Paid-in capital	$4,881,534
Retained earnings	59,947

Net assets, December 31, 2016	$4,941,481

Net asset value and redemption price per share, $4,941,481 / 505,585 outstanding shares of beneficial interest	$9.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$518
Unaffiliated dividend income	458

976

EXPENSES
Advisory fees	5,092
Custodian and accounting fees	31,000
Audit fee	23,000
Trustees’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	6,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	5,580

Total expenses	91,672
Less: advisory fee waivers and/or expense reimbursement	(85,223)

Net expenses	6,449

NET INVESTMENT INCOME (LOSS)	(5,473)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Affiliated investment transactions	(33,154)
Net capital gain distribution received	5,562

(27,592)

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $109,227)	107,894

NET GAIN (LOSS) ON INVESTMENTS	80,302

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,829

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(5,473)	$(504)
Net realized gain (loss) on investment transactions	(27,592)	—
Net change in unrealized appreciation (depreciation) on investments	107,894	(14,378)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,829	(14,882)

FUND SHARE TRANSACTIONS:
Fund share sold [383,124 and 164,737 shares, respectively]	3,676,912	1,610,232
Fund share repurchased [39,926 and 2,350 shares, respectively]	(382,912)	(22,698)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,294,000	1,587,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,368,829	1,572,652
NET ASSETS:
Beginning of period	1,572,652	—

End of period	$4,941,481	$1,572,652

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST MANAGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.3%
AFFILIATED MUTUAL FUNDS — 92.6%	Shares	Value (Note 2)
AST AQR Emerging Markets Equity Portfolio*	160,073	$1,520,697
AST ClearBridge Dividend Growth Portfolio*	68,422	1,018,806
AST Goldman Sachs Mid-Cap Growth Portfolio*	179,291	1,330,337
AST Hotchkis & Wiley Large-Cap Value Portfolio*	60,878	1,519,504
AST International Growth Portfolio*	240,493	3,184,122
AST International Value Portfolio*	181,557	3,151,836
AST Loomis Sayles Large-Cap Growth Portfolio*	37,896	1,421,105
AST MFS Global Equity Portfolio*	57,154	947,043
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	45,977	1,410,579
AST QMA US Equity Alpha Portfolio*	69,421	1,734,834
AST Small-Cap Growth Portfolio*	12,203	438,349
AST Small-Cap Value Portfolio*	22,059	588,537
AST T. Rowe Price Natural Resources Portfolio*	18,181	381,072

TOTAL AFFILIATED MUTUAL FUNDS (cost $17,647,827)(w)		18,646,821

UNAFFILIATED EXCHANGE TRADED FUNDS — 4.7%
Energy Select Sector SPDR Fund	1,200	90,384
Financial Select Sector SPDR Fund	10,100	234,825
iShares Currency Hedged MSCI Japan ETF	10,100	280,780
SPDR S&P 500 ETF Trust Fund	1,500	335,295

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $913,435)		941,284

TOTAL LONG-TERM INVESTMENTS (cost $18,561,262)		19,588,105

SHORT-TERM INVESTMENT — 2.7%
AFFILIATED MUTUAL FUND	Shares	Value (Note 2)
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $553,728)(w)(Note 4)	553,728	$553,728

TOTAL INVESTMENTS — 100.0% (cost $19,114,990)		20,141,833
Liabilities in excess of other assets		(8,877)

NET ASSETS — 100.0%		$20,132,956

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$19,200,549	$—	$—
Unaffiliated Exchange Traded Funds	941,284	—	—

Total	$20,141,833	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST MANAGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Investment Type

Large/Mid-Cap Value	23.2%
International Growth	20.5
International Value	15.6
Large/Mid-Cap Growth	13.7
Emerging Markets	7.5
Large/Mid-Cap Blend	5.1

Unaffiliated Exchange Traded Funds	4.7%
Small-Cap Value	2.9
Ultra Short Bond	2.7
Small-Cap Growth	2.2
Sector	1.9

100.0
Liabilites in excess of other assets	— *

100.0%

*	Less than 0.05%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2016, accordingly, no derivative positions were presented in Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(18,216)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(4,803)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $68,020.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST MANAGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $18,201,555)	$19,200,549
Unaffiliated investments (cost $913,435)	941,284
Dividends receivable	4,693
Prepaid expenses	475

Total Assets	20,147,001

LIABILITIES:
Accrued expenses and other liabilities	12,368
Payable for fund share repurchased	1,181
Affiliated transfer agent fee payable	346
Advisory fees payable	150

Total Liabilities	14,045

NET ASSETS	$20,132,956

Net assets were comprised of:
Paid-in capital	$19,445,816
Retained earnings	687,140

Net assets, December 31, 2016	$20,132,956

Net asset value and redemption price per share, $20,132,956 / 1,879,252 outstanding shares of beneficial interest	$10.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income	$17,035
Affiliated dividend income	1,686

18,721

EXPENSES
Advisory fees	23,199
Custodian and accounting fees	36,000
Audit fee	23,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	7,939

Total expenses	119,138
Less: advisory fee waivers and/or expense reimbursement	(84,800)

Net expenses	34,338

NET INVESTMENT INCOME (LOSS)	(15,617)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(228,030))	(278,234)
Futures transactions	(18,216)
Foreign currency transactions	(86)

(296,536)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,316,617)	1,363,644
Futures	(4,803)

1,358,841

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	1,062,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,046,688

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(15,617)	$(4,981)
Net realized gain (loss) on investment and foreign currency transactions	(296,536)	(24,556)
Net change in unrealized appreciation (depreciation) on investments	1,358,841	(344,445)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,046,688	(373,982)

FUND SHARE TRANSACTIONS:
Fund share sold [846,537 and 1,176,829 shares, respectively]	8,556,187	12,382,321
Fund share repurchased [113,263 and 312,728 shares, respectively]	(1,131,531)	(3,257,400)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	7,424,656	9,124,921

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,471,344	8,750,939
NET ASSETS:
Beginning of year	11,661,612	2,910,673

End of year	$20,132,956	$11,661,612

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST MANAGED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.5%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST BlackRock Low Duration Bond Portfolio*	251,490	$2,655,734
AST Goldman Sachs Strategic Income Portfolio*	43,225	417,117
AST High Yield Portfolio*	149,468	1,400,512
AST Lord Abbett Core Fixed Income Portfolio*	508,318	6,216,725
AST Prudential Core Bond Portfolio*	1,245,444	14,496,974
AST Wellington Management Global Bond Portfolio*	188,296	1,956,396
AST Western Asset Emerging Markets Debt Portfolio*	40,147	418,732
TOTAL LONG-TERM INVESTMENTS (cost $27,076,643)(w)		27,562,190

UNAFFILIATED EXCHANGE TRADED FUND — 1.0%	Shares	Value (Note 2)
iShares Floating Rate Bond ETF (cost $272,546)	5,370	$272,420

SHORT-TERM INVESTMENT — 0.8%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $228,701)(w)(Note 4)	228,701	228,701

TOTAL INVESTMENTS — 100.3% (cost $27,577,890)		28,063,311
Liabilities in excess of other assets — (0.3)%		(82,389)

NET ASSETS — 100.0%		$27,980,922

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$27,790,891	$—	$—
Unaffiliated Exchange Traded Fund	272,420	—	—

Total	$28,063,311	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Investment Type

Core Bond	85.0%
Global Bond	7.0
High Yield	5.0
Emerging Markets	1.5
Unaffiliated Exchange Traded Fund	1.0
Ultra Short Bond	0.8

100.3
Liabilities in excess of other assets	(0.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST MANAGED FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $27,305,344)	$27,790,891
Unaffiliated investments (cost $272,546)	272,420
Receivable for fund share sold	1,757
Prepaid expenses	475

Total Assets	28,065,543

LIABILITIES:
Payable for investments purchased	69,865
Accrued expenses and other liabilities	13,286
Advisory fees payable	1,124
Affiliated transfer agent fee payable	346

Total Liabilities	84,621

NET ASSETS	$27,980,922

Net assets were comprised of:
Paid-in capital	$27,692,138
Retained earnings	288,784

Net assets, December 31, 2016	$27,980,922

Net asset value and redemption price per share, $27,980,922 / 2,727,825 outstanding shares of beneficial interest	$10.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$1,206
Unaffiliated dividend income	391

1,597

EXPENSES
Advisory fees	36,446
Custodian and accounting fees	34,000
Audit fee	23,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Loan interest expense	5
Miscellaneous	6,416

Total expenses	128,867
Less: advisory fee waivers and/or expense reimbursement	(3,563)

Net expenses	125,304

NET INVESTMENT INCOME (LOSS)	(123,707)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions (including affiliated of $62,667)	62,667
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $694,777)	694,651

NET GAIN (LOSS) ON INVESTMENTS	757,318

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$633,611

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(123,707)	$(65,149)
Net realized gain (loss) on investment transactions	62,667	(53,188)
Net change in unrealized appreciation (depreciation) on investments	694,651	(197,011)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	633,611	(315,348)

FUND SHARE TRANSACTIONS:
Fund share sold [1,152,852 and 1,737,327 shares, respectively]	11,808,573	17,484,063
Fund share repurchased [248,955 and 473,080 shares, respectively]	(2,536,032)	(4,730,227)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	9,272,541	12,753,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,906,152	12,438,488
NET ASSETS:
Beginning of year	18,074,770	5,636,282

End of year	$27,980,922	$18,074,770

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 23.5%		Value (Note 2)
COMMON STOCKS — 22.7%	Shares
Airlines — 0.5%
International Consolidated Airlines Group SA (United Kingdom)	15,323	$83,027

Automobiles — 1.1%
Peugeot SA (France)*	10,783	175,625

Banks — 3.8%
ABN AMRO Group NV (Netherlands), CVA, 144A	269	5,956
Banco Bilbao Vizcaya Argentaria SA (Spain)	7,439	50,131
Banco de Sabadell SA (Spain)	6,080	8,449
Banco Popular Espanol SA (Spain)	3,818	3,679
Banco Santander SA (Spain)	16,512	85,900
Bank of Ireland (Ireland)*	32,026	7,899
Bankia SA (Spain)	5,267	5,367
Bankinter SA (Spain)	771	5,963
BNP Paribas SA (France)	1,213	77,193
CaixaBank SA (Spain)	3,046	10,039
Commerzbank AG (Germany)	1,222	9,304
Credit Agricole SA (France)	1,210	14,978
Erste Group Bank AG (Austria)*	320	9,356
ING Groep NV (Netherlands)	4,429	62,355
Intesa Sanpaolo SpA (Italy)	14,506	36,746
Intesa Sanpaolo SpA (Italy) (Savings Share)	1,068	2,501
KBC Group NV (Belgium)	287	17,733
Mediobanca SpA (Italy)	14,418	117,422
Natixis SA (France)	1,076	6,059
Raiffeisen Bank International AG (Austria)*	134	2,443
Societe Generale SA (France)	876	43,088
UniCredit SpA (Italy)	5,808	16,679
Unione di Banche Italiane SpA (Italy)	1,011	2,768

		602,008

Beverages — 0.5%
Coca-Cola Co. (The)	900	37,314
Monster Beverage Corp.*	100	4,434
PepsiCo, Inc.	300	31,389

		73,137

Biotechnology — 0.7%
AbbVie, Inc.	400	25,048
Amgen, Inc.	200	29,242
Celgene Corp.*	200	23,150
Gilead Sciences, Inc.	300	21,483
Vertex Pharmaceuticals, Inc.*	100	7,367

		106,290

Building Products — 1.3%
Cie de Saint-Gobain (France)	4,271	198,676

Capital Markets — 0.6%
Deutsche Boerse AG (Germany)*	1,160	94,396

Commercial Services & Supplies — 0.2%
ISS A/S (Denmark)	940	31,681

Construction & Engineering — 1.8%
Bouygues SA (France)	2,000	71,599
Vinci SA (France)	3,206	218,088

		289,687

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction Materials — 0.5%
CRH PLC (Ireland)	2,417	$83,369

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,200	51,036
CenturyLink, Inc.	100	2,378
Frontier Communications Corp.	300	1,014
Level 3 Communications, Inc.*	100	5,636
Verizon Communications, Inc.	900	48,042

		108,106

Electric Utilities — 0.5%
American Electric Power Co., Inc.	100	6,296
Duke Energy Corp.	200	15,524
Edison International	100	7,199
Eversource Energy	100	5,523
Exelon Corp.	200	7,098
FirstEnergy Corp.	100	3,097
NextEra Energy, Inc.	100	11,946
PG&E Corp.	100	6,077
PPL Corp.	200	6,810
Southern Co. (The)	200	9,838
Xcel Energy, Inc.	100	4,070

		83,478

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	100	16,011
CVS Health Corp.	200	15,782
Kroger Co. (The)	200	6,902
Sysco Corp.	100	5,537
Walgreens Boots Alliance, Inc.	200	16,552
Wal-Mart Stores, Inc.	300	20,736
Whole Foods Market, Inc.	100	3,076

		84,596

Food Products — 0.4%
Archer-Daniels-Midland Co.	100	4,565
Conagra Brands, Inc.	100	3,955
General Mills, Inc.	100	6,177
Hormel Foods Corp.	100	3,481
Kellogg Co.	100	7,371
Kraft Heinz Co. (The)	100	8,732
Mondelez International, Inc. (Class A Stock)	400	17,732
Tyson Foods, Inc. (Class A Stock)	100	6,168

		58,181

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	300	11,523
Baxter International, Inc.	100	4,434
Boston Scientific Corp.*	300	6,489
Danaher Corp.	100	7,784
Hologic, Inc.*	100	4,012
Medtronic PLC	300	21,369
St. Jude Medical, Inc.	100	8,019
Stryker Corp.	100	11,981

		75,611

Health Care Providers & Services — 0.6%
Aetna, Inc.	100	12,401
Anthem, Inc.	100	14,377
Cardinal Health, Inc.	100	7,197
Cigna Corp.	100	13,339

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Express Scripts Holding Co.*	100	$6,879
HCA Holdings, Inc.*	100	7,402
UnitedHealth Group, Inc.	200	32,008

		93,603

Health Care Technology
Cerner Corp.*	100	4,737

Hotels, Restaurants & Leisure — 0.6%
Accor SA (France)	2,550	94,995

Household Products — 0.5%
Church & Dwight Co., Inc.	100	4,419
Colgate-Palmolive Co.	200	13,088
Kimberly-Clark Corp.	100	11,412
Procter & Gamble Co. (The)	500	42,040

		70,959

Independent Power & Renewable Electricity Producers
AES Corp.	100	1,162
NRG Energy, Inc.	100	1,226

		2,388

IT Services — 1.2%
Atos SE (France)	739	77,889
Capgemini SA (France)	1,360	114,579

		192,468

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	100	4,556
Thermo Fisher Scientific, Inc.	100	14,110

		18,666

Media — 1.0%
Mediaset Espana Comunicacion SA (Spain)	3,105	36,371
Mediaset SpA (Italy)	9,827	42,324
Metropole Television SA (France)	345	6,413
ProSiebenSat.1 Media SE (Germany)	1,274	49,039
Stroeer SE & Co. KGaA (Germany)	225	9,862
Television Francaise 1 (France)	1,224	12,149

		156,158

Multi-Utilities — 0.3%
CenterPoint Energy, Inc.	100	2,464
CMS Energy Corp.	100	4,162
Consolidated Edison, Inc.	100	7,368
Dominion Resources, Inc.	100	7,659
NiSource, Inc.	100	2,214
Public Service Enterprise Group, Inc.	100	4,388
Sempra Energy	100	10,064
WEC Energy Group, Inc.	100	5,865

		44,184

Personal Products
Coty, Inc. (Class A Stock)	100	1,831

Pharmaceuticals — 1.3%
Allergan PLC*	100	21,001
Bristol-Myers Squibb Co.	400	23,376
Eli Lilly & Co.	200	14,710
Johnson & Johnson	500	57,605
Merck & Co., Inc.	600	35,322
Mylan NV*	100	3,815

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Pfizer, Inc.	1,400	$45,472
Zoetis, Inc.	100	5,353

		206,654

Professional Services — 1.5%
Adecco Group AG (Switzerland)	2,241	146,285
Randstad Holding NV (Netherlands)	1,788	96,852

		243,137

Road & Rail — 0.3%
DSV A/S (Denmark)	932	41,390

Tobacco — 0.5%
Altria Group, Inc.	400	27,048
Philip Morris International, Inc.	400	36,596
Reynolds American, Inc.	200	11,208

		74,852

Trading Companies & Distributors — 0.2%
Rexel SA (France)	2,201	36,162

Transportation Infrastructure — 1.0%
Aeroports de Paris (France)	103	11,031
Atlantia SpA (Italy)	4,263	99,739
Fraport AG Frankfurt Airport Services Worldwide (Germany)	301	17,761
Groupe Eurotunnel SE (France)	2,328	22,117

		150,648

TOTAL COMMON STOCKS (cost $3,469,382)		3,580,700

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN GOVERNMENT BONDS — 0.8%
Hellenic Republic Government Bond (Greece), Bonds, RegS
3.000%	02/24/23	EUR	9	7,377
3.000%	02/24/24	EUR	9	7,206
3.000%	02/24/25	EUR	9	7,091
3.000%	02/24/26	EUR	9	7,026
3.000%	02/24/27	EUR	9	6,898
3.000%	02/24/28	EUR	9	6,619
3.000%	02/24/29	EUR	9	6,460
3.000%	02/24/30	EUR	9	6,329
3.000%	02/24/31	EUR	9	6,230
3.000%	02/24/32	EUR	9	6,119
3.000%	02/24/33	EUR	9	5,999
3.000%	02/24/34	EUR	9	5,889
3.000%	02/24/35	EUR	9	5,806
3.000%	02/24/36	EUR	9	5,737
3.000%	02/24/37	EUR	9	5,658
3.000%	02/24/38	EUR	9	5,627
3.000%	02/24/39	EUR	9	5,649
3.000%	02/24/40	EUR	9	5,617
3.000%	02/24/41	EUR	9	5,633
3.000%	02/24/42	EUR	9	5,644

TOTAL FOREIGN GOVERNMENT BONDS (cost $103,408)				124,614

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $3,572,790)		$3,705,314

	Shares
SHORT-TERM INVESTMENTS — 71.3%
AFFILIATED MUTUAL FUND — 9.5%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $1,500,000)(w)(Note 4)	1,500,000	1,500,000

UNAFFILIATED FUNDS — 61.8%
BlackRock Liquidity Funds FedFund Portfolio	4,875,594	4,875,594
Goldman Sachs Financial Square Funds — Government Fund	4,875,594	4,875,594

TOTAL UNAFFILIATED FUNDS (cost $9,751,188)		9,751,188

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $11,251,188)	$11,251,188

TOTAL INVESTMENTS — 94.8% (cost $14,823,978)	14,956,502
Other assets in excess of liabilities(z) — 5.2%	821,153

NET ASSETS — 100.0%	$15,777,655

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
10	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	$1,342,498	$1,340,625	$(1,873)
13	Euro STOXX 50 Index	Mar. 2017	444,012	448,441	4,429
5	Euro-BTP Italian Government Bond	Mar. 2017	697,373	712,173	14,800
7	Mini MSCI Emerging Markets Index	Mar. 2017	307,598	300,615	(6,983)
5	Yen Denominated Nikkei 225 Index	Mar. 2017	392,214	407,273	15,059

					25,432

Short Positions:
30	10 Year Euro-Bund	Mar. 2017	5,094,302	5,183,793	(89,491)
5	S&P 500 E-Mini Index	Mar. 2017	565,250	559,050	6,200

					(83,291)

					$(57,859)

Cash and foreign currency of $218,110 has been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 01/19/17	Bank of America	GBP	480	$610,150	$592,415	$(17,735)
Expiring 01/19/17	Bank of America	GBP	28	35,061	34,042	(1,019)
Expiring 01/19/17	Bank of New York Mellon	GBP	2	2,470	2,398	(72)
Expiring 01/19/17	Barclays Capital Group	GBP	40	51,237	49,748	(1,489)
Expiring 01/19/17	Commonwealth Bank of Australia	GBP	32	39,376	39,300	(76)
Expiring 01/19/17	Credit Suisse First Boston Corp.	GBP	3	4,318	4,192	(126)
Expiring 01/19/17	Goldman Sachs & Co.	GBP	2	2,903	2,819	(84)
Expiring 01/19/17	UBS AG	GBP	52	65,869	63,954	(1,915)
Canadian Dollar,
Expiring 01/19/17	BNP Paribas	CAD	9	7,092	6,928	(164)

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Chinese Renminbi,
Expiring 03/16/17	Citigroup Global Markets	CNH	4,982	$747,216	$700,439	$(46,777)
Expiring 05/11/17	Citigroup Global Markets	CNH	6,606	975,464	921,835	(53,629)
Expiring 05/11/17	Citigroup Global Markets	CNH	5,061	743,764	706,143	(37,621)
Expiring 05/11/17	Citigroup Global Markets	CNH	296	43,627	41,323	(2,304)
Expiring 05/11/17	JPMorgan Chase	CNH	3,557	525,327	496,372	(28,955)
Expiring 05/11/17	JPMorgan Chase	CNH	259	38,552	36,177	(2,375)
Expiring 05/11/17	JPMorgan Chase	CNH	204	30,202	28,441	(1,761)
Euro,
Expiring 01/19/17	Goldman Sachs & Co.	EUR	41	43,287	43,674	387
Expiring 01/19/17	JPMorgan Chase	EUR	153	159,701	160,766	1,065
Expiring 01/19/17	JPMorgan Chase	EUR	26	28,008	27,729	(279)
Expiring 01/19/17	JPMorgan Chase	EUR	19	20,015	19,816	(199)
Hong Kong Dollar,
Expiring 01/19/17	BNP Paribas	HKD	95	12,275	12,279	4
Expiring 01/19/17	Citigroup Global Markets	HKD	6	758	758	—
Expiring 01/19/17	Goldman Sachs & Co.	HKD	522	67,283	67,304	21
Expiring 01/19/17	State Street Bank	HKD	113	14,620	14,624	4
Japanese Yen,
Expiring 01/19/17	Citigroup Global Markets	JPY	62,181	531,281	532,661	1,380
Expiring 01/19/17	Goldman Sachs & Co.	JPY	8,513	72,493	72,923	430
Expiring 01/19/17	Goldman Sachs & Co.	JPY	1,242	10,800	10,641	(159)
Expiring 01/19/17	JPMorgan Chase	JPY	1,958	17,018	16,768	(250)
Expiring 01/19/17	JPMorgan Chase	JPY	1,152	10,011	9,864	(147)
Malaysian Ringgit,
Expiring 01/19/17	Citigroup Global Markets	MYR	287	64,897	63,853	(1,044)
Mexican Peso,
Expiring 01/19/17	JPMorgan Chase	MXN	6,280	308,912	302,005	(6,907)
New Zealand Dollar,
Expiring 01/19/17	Credit Suisse First Boston Corp.	NZD	4	3,023	2,913	(110)
Expiring 01/19/17	Goldman Sachs & Co.	NZD	2	1,270	1,224	(46)
Expiring 01/19/17	JPMorgan Chase	NZD	9	6,460	6,226	(234)
Russian Ruble,
Expiring 01/19/17	Commonwealth Bank of Australia	RUB	4,443	69,555	72,103	2,548
Singapore Dollar,
Expiring 01/19/17	Credit Suisse First Boston Corp.	SGD	76	53,312	52,413	(899)
Swedish Krona,
Expiring 01/19/17	Bank of New York Mellon	SEK	15	1,660	1,665	5
Expiring 01/19/17	Citigroup Global Markets	SEK	96	10,497	10,528	31
Expiring 01/19/17	JPMorgan Chase	SEK	80	8,752	8,777	25
Thai Baht,
Expiring 01/19/17	Citigroup Global Markets	THB	1,109	31,223	30,965	(258)
Expiring 01/19/17	Credit Suisse First Boston Corp.	THB	609	17,118	16,994	(124)

				$5,486,857	$5,285,999	(200,858)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/19/17	Barclays Capital Group	AUD	303	$227,173	$218,776	$8,397
Expiring 01/19/17	Commonwealth Bank of Australia	AUD	77	57,498	55,373	2,125
Expiring 01/19/17	JPMorgan Chase	AUD	21	15,902	15,314	588
Chinese Renminbi,
Expiring 03/16/17	Citigroup Global Markets	CNH	4,982	755,717	700,440	55,277
Expiring 05/11/17	Bank of America	CNH	413	62,045	57,660	4,385
Expiring 05/11/17	Citigroup Global Markets	CNH	3,353	493,618	467,858	25,760
Expiring 05/11/17	Citigroup Global Markets	CNH	3,343	492,430	466,457	25,973

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Chinese Renminbi (continued),
Expiring 05/11/17	Citigroup Global Markets	CNH	142	$20,275	$19,777	$498
Expiring 05/11/17	Citigroup Global Markets	CNH	10,216	1,523,429	1,425,538	97,891
Expiring 05/11/17	JPMorgan Chase	CNH	5,019	740,266	700,394	39,872
Expiring 05/11/17	JPMorgan Chase	CNH	5,019	738,143	700,394	37,749
Expiring 05/11/17	JPMorgan Chase	CNH	3,343	494,960	466,457	28,503
Expiring 05/11/17	JPMorgan Chase	CNH	2,580	379,646	360,019	19,627
Expiring 05/11/17	JPMorgan Chase	CNH	598	87,000	83,419	3,581
Expiring 05/11/17	JPMorgan Chase	CNH	597	88,708	83,875	4,833
Expiring 05/11/17	JPMorgan Chase	CNH	579	80,918	80,749	169
Expiring 05/11/17	JPMorgan Chase	CNH	554	79,074	77,305	1,769
Danish Krone,
Expiring 01/19/17	Goldman Sachs & Co.	DKK	241	34,609	34,213	396
Expiring 01/19/17	UBS AG	DKK	268	38,479	38,039	440
Euro,
Expiring 01/19/17	Barclays Capital Group	EUR	112	119,585	118,177	1,408
Expiring 01/19/17	Citigroup Global Markets	EUR	248	264,151	261,032	3,119
Expiring 01/19/17	Citigroup Global Markets	EUR	138	145,857	145,610	247
Expiring 01/19/17	Credit Suisse First Boston Corp.	EUR	59	62,408	61,674	734
Expiring 01/19/17	Goldman Sachs & Co.	EUR	294	312,976	309,257	3,719
Expiring 01/19/17	JPMorgan Chase	EUR	643	685,641	677,582	8,059
Expiring 01/19/17	JPMorgan Chase	EUR	106	113,309	111,971	1,338
Expiring 01/19/17	State Street Bank	EUR	65	68,993	68,171	822
Expiring 01/19/17	UBS AG	EUR	376	400,416	395,683	4,733
Japanese Yen,
Expiring 01/19/17	BNP Paribas	JPY	2,309	19,815	19,783	32
Swiss Franc,
Expiring 01/19/17	Citigroup Global Markets	CHF	58	57,824	57,362	462
Expiring 01/19/17	UBS AG	CHF	19	18,340	18,194	146
Turkish Lira,
Expiring 01/19/17	Goldman Sachs & Co.	TRY	14	4,013	3,996	17

				$8,683,218	$8,300,549	382,669

						$181,811

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.27.V1	12/20/21	5.000%	550	$29,507	$34,966	$5,459

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
AUD	295	12/23/26	3.075%	6 Month BBSW(2)	$—	$1,589	$1,589

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
AUD	2,033	06/14/26	2.263%	6 Month BBSW(2)	$(85,807)	$(93)	$(85,714)	JPMorgan Chase
AUD	271	11/23/26	2.776%	6 Month BBSW(2)	(3,455)	—	(3,455)	Goldman Sachs & Co.

					$(89,262)	$(93)	$(89,169)

Cash and foreign currency of $75,000 has been segregated with Goldman Sachs & Co. to cover requirements for open centrally cleared credit default and interest rate swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Barclays Capital Group	09/08/17	131	Pay fixed payments on the BCMSELEV Index and receive variable payments based on the 3 Month LIBOR +12bps	$(1,792)	$—	$(1,792)
Barclays Capital Group	09/08/17	30	Pay fixed payments on the BCMSELEV Index and receive variable payments based on the 3 Month LIBOR +12bps	(407)	—	(407)
Barclays Capital Group	12/18/17	1,099	Pay fixed payments on the S5CPGS Index and receive variable payments based on the 3 Month LIBOR +0bps	16,528	—	16,528
Goldman Sachs & Co.	04/06/17	684	Pay fixed payments on the GSGLAER2 Index and receive variable payments based on the 3 Month LIBOR -25bps	(57,433)	—	(57,433)
Goldman Sachs & Co.	04/06/17	606	Pay fixed payments on the GSGLAER2 Index and receive variable payments based on the 3 Month LIBOR -25bps	(50,941)	—	(50,941)

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
Goldman Sachs & Co.	04/06/17	309	Pay fixed payments on the GSGLAER2 Index and receive variable payments based on the 3 Month LIBOR -25bps	$(25,931)	$—	$(25,931)
Goldman Sachs & Co.	11/20/17	269	Pay fixed payments on the GSGLMCPM Index and receive variable payments based on the 3 Month LIBOR -29bps	(2,285)	—	(2,285)
Goldman Sachs & Co.	11/20/17	110	Pay fixed payments on the GSGLMCPM Index and receive variable payments based on the 3 Month LIBOR -29bps	9,604	—	9,604
Goldman Sachs & Co.	11/20/17	50	Pay fixed payments on the GSGLMCPM Index and receive variable payments based on the 3 Month LIBOR -29bps	(90)	—	(90)
JPMorgan Chase	11/02/17	201	Pay fixed payments on the JPCMMGR2 Index and receive variable payments based on the 3 Month LIBOR -36bps	241	—	241
JPMorgan Chase	11/02/17	194	Pay fixed payments on the JPCMMVL2 Index and receive variable payments based on the 3 Month LIBOR +15bps	(334)	—	(334)
JPMorgan Chase	08/11/17	119	Pay fixed payments on the JPEBMCO2 Index and receive variable payments based on the 3 Month LIBOR +3bps	3,335	—	3,335
JPMorgan Chase	08/11/17	52	Pay fixed payments on the JPEBMCO2 Index and receive variable payments based on the 3 Month LIBOR +3bps	1,470	—	1,470
JPMorgan Chase	08/11/17	29	Pay fixed payments on the JPEBMCO2 Index and receive variable payments based on the 3 Month LIBOR +3bps	825	—	825
JPMorgan Chase	08/11/17	20	Pay fixed payments on the JPEBMCO2 Index and receive variable payments based on the 3 Month LIBOR +3bps	(330)	—	(330)
JPMorgan Chase	11/16/17	200	Pay fixed payments on the JPGMIRON Index and receive variable payments based on the 3 Month LIBOR -17bps	4,748	—	4,748
JPMorgan Chase	11/16/17	190	Pay fixed payments on the JPGMIRON Index and receive variable payments based on the 3 Month LIBOR -17bps	(8,468)	—	(8,468)
JPMorgan Chase	11/16/17	90	Pay fixed payments on the JPGMIRON Index and receive variable payments based on the 3 Month LIBOR -17bps	6,356	—	6,356

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
JPMorgan Chase	11/16/17	50	Pay fixed payments on the JPGMIRON Index and receive variable payments based on the 3 Month LIBOR -17bps	$(1,805)	$—	$(1,805)

				$(106,709)	$—	$(106,709)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,107,273	$2,473,427	$—
Foreign Government Bonds	—	124,614	—
Affiliated Mutual Fund	1,500,000	—	—
Unaffiliated Funds	9,751,188	—	—
Other Financial Instruments*
Futures Contracts	(57,859)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	181,811	—
Centrally Cleared Credit Default Swap Agreements	—	5,459	—
Centrally Cleared Interest Rate Swap Agreements	—	1,589	—
OTC Interest Rate Swap Agreements	—	(89,262)	—
OTC Total Return Swap Agreements	—	(106,709)	—

Total	$12,300,602	$2,590,929	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Funds	61.8%
Affiliated Mutual Fund	9.5
Banks	3.8
Construction & Engineering	1.8
Professional Services	1.5
Building Products	1.3
Pharmaceuticals	1.3
IT Services	1.2
Automobiles	1.1
Media	1.0
Transportation Infrastructure	1.0
Foreign Government Bonds	0.8
Biotechnology	0.7
Diversified Telecommunication Services	0.7
Capital Markets	0.6
Health Care Providers & Services	0.6

Hotels, Restaurants & Leisure	0.6%
Airlines	0.5
Beverages	0.5
Construction Materials	0.5
Electric Utilities	0.5
Food & Staples Retailing	0.5
Health Care Equipment & Supplies	0.5
Household Products	0.5
Tobacco	0.5
Food Products	0.4
Multi-Utilities	0.3
Road & Rail	0.3
Commercial Services & Supplies	0.2
Trading Companies & Distributors	0.2
Life Sciences Tools & Services	0.1

94.8
Other assets in excess of liabilities	5.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$5,459	*	—	$—
Equity contracts	Due from/to broker — variation margin futures	25,688	*	Due from/to broker — variation margin futures	6,983	*
Equity contracts	Unrealized appreciation on OTC swap agreements	43,107		Unrealized depreciation on OTC swap agreements	149,816
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	388,569		Unrealized depreciation on OTC forward foreign currency exchange contracts	206,758
Interest rate contracts	Due from/to broker — variation margin futures	14,800	*	Due from/to broker — variation margin futures	91,364	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,589	*	—	—
Interest rate contracts	—	—		Premiums received for OTC swap agreements	93
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	89,169

Total		$479,212			$544,183

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Swaps	Total
Commodity contracts	$—	$—	$—	$(10,120)	$—	$—	$(10,120)
Credit contracts	—	—	—	—	—	24,959	24,959
Equity contracts	(67)	—	—	446,851	—	(281,255)	165,529
Foreign exchange contracts	—	(9,001)	1,726	—	(293,879)	—	(301,154)
Interest rate contracts	—	—	—	40,231	—	(33,929)	6,302

Total	$(67)	$(9,001)	$1,726	$476,962	$(293,879)	$(290,225)	$(114,484)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Swaps	Total
Commodity contracts		$—	$—	$(5,040)	$—	$—	$(5,040)
Credit contracts		—	—	—	—	7,279	7,279
Equity contracts		—	—	28,162	—	(130,400)	(102,238)
Foreign exchange contracts		—	—	—	112,180	—	112,180
Interest rate contracts		(1,170)	(1,619)	(106,910)	—	(113,909)	(223,608)

Total		$(1,170)	$(1,619)	$(83,788)	$112,180	$(237,030)	$(211,427)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations. For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts — Long Positions(2)	Futures Contracts — Short Positions(2)	Forward Foreign Currency Exchange Contracts — Purchased(3)	Forward Foreign Currency Exchange Contracts — Sold(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements — Buy Protection(4)	Credit Default Swap Agreements — Sell Protection(4)	Total Return Swap Agreements(4)
$6,183	$296,000	$3,771,242	$7,155,648	$7,527,453	$9,974,215	$7,054,000	$42,000	$110,000	$4,028,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$4,385	$(4,385)	$—	$—
Bank of New York Mellon	5	(5)	—	—
Barclays Capital Group	26,333	(3,688)	—	22,645
BNP Paribas	36	(36)	—	—
Citigroup Global Markets	210,638	(141,633)	—	69,005
Commonwealth Bank of Australia	4,673	(76)	—	4,597
Credit Suisse First Boston Corp.	734	(734)	—	—
Goldman Sachs & Co.	14,574	(14,574)	—	—
JPMorgan Chase	164,153	(137,851)	—	26,302
State Street Bank	826	—	—	826
UBS AG	5,319	(1,915)	—	3,404

	$431,676

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(18,754)	$4,385	$—	$(14,369)
Bank of New York Mellon	(72)	5	—	(67)
Barclays Capital Group	(3,688)	3,688	—	—
BNP Paribas	(164)	36	—	(128)
Citigroup Global Markets	(141,633)	141,633	—	—
Commonwealth Bank of Australia	(76)	76	—	—
Credit Suisse First Boston Corp.	(1,259)	734	—	(525)
Goldman Sachs & Co.	(140,424)	14,574	—	(125,850)
JPMorgan Chase	(137,851)	137,851	—	—
State Street Bank	—	—	—	—
UBS AG	(1,915)	1,915	—	—

	$(445,836)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $13,323,978)	$13,456,502
Affiliated investments (cost $1,500,000)	1,500,000
Cash	60,211
Foreign currency, at value (cost $78,740)	78,392
Deposit with broker for futures	218,110
Receivable for investments sold	419,555
Unrealized appreciation on OTC forward foreign currency contracts	388,569
Deposit with broker for centrally cleared swaps	75,000
Unrealized appreciation on OTC swap agreements	43,107
Due from broker-variation margin futures	21,171
Dividends and interest receivable	9,710
Tax reclaim receivable	4,912
Due from broker-variation margin swaps	1,027
Prepaid expenses	475

Total Assets	16,276,741

LIABILITIES:
Unrealized depreciation on OTC swap agreements	238,985
Unrealized depreciation on OTC forward foreign currency contracts	206,758
Accrued expenses and other liabilities	35,061
Advisory fees payable	15,229
Payable for investments purchased	1,777
Distribution fee payable	537
Affiliated transfer agent fee payable	346
Payable for fund share repurchased	300
Premiums received for OTC swap agreements	93

Total Liabilities	499,086

NET ASSETS	$15,777,655

Net assets were comprised of:
Paid-in capital	$17,015,811
Retained earnings	(1,238,156)

Net assets, December 31, 2016	$15,777,655

Net asset value and redemption price per share, $15,777,655 / 1,714,961 outstanding shares of beneficial interest	$9.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income	$105,389
Unaffiliated dividend income (net) (foreign withholding tax $9,864, of which $144 is reimbursable by an affiliate)	90,257
Affiliated dividend income	21,319

216,965

EXPENSES
Advisory fees	158,468
Distribution fee	38,093
Custodian and accounting fees	139,000
Audit fee	33,000
Trustees’ fees	9,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Miscellaneous	17,034

Total expenses	416,595
Less: advisory fee waivers and/or expense reimbursement	(200,227)

Net expenses	216,368

NET INVESTMENT INCOME (LOSS)	597

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(238,220)
Futures transactions	476,962
Options written transactions	1,726
Swap agreements transactions	(290,225)
Foreign currency transactions	(303,881)

(353,638)

Net change in unrealized appreciation (depreciation) on:
Investments	139,888
Futures	(83,788)
Options written	(1,619)
Swap agreements	(237,030)
Foreign currencies	112,009

(70,540)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(424,178)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(423,581)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$597	$(50,488)
Net realized gain (loss) on investment and foreign currency transactions	(353,638)	(900,873)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(70,540)	136,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(423,581)	(814,575)

FUND SHARE TRANSACTIONS:
Fund share sold [220,336 and 1,580,056 shares, respectively]	2,031,668	15,775,665
Fund share repurchased [69,177 and 16,254 shares, respectively]	(631,281)	(160,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,400,387	15,615,424

TOTAL INCREASE (DECREASE) IN NET ASSETS	976,806	14,800,849
NET ASSETS:
Beginning of period	14,800,849	—

End of period	$15,777,655	$14,800,849

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 83.6%		Value (Note 2)
COMMON STOCKS — 76.1%	Shares
Aerospace & Defense — 3.6%
General Dynamics Corp.	1,340	$231,364
Raytheon Co.	850	120,700
Wesco Aircraft Holdings, Inc.*	13,290	198,686

		550,750

Airlines — 1.6%
Delta Air Lines, Inc.	4,921	242,064

Banks — 3.6%
JPMorgan Chase & Co.	2,752	237,470
US Bancorp	5,021	257,929
Wells Fargo & Co.	850	46,844

		542,243

Beverages — 0.6%
PepsiCo, Inc.	864	90,400

Biotechnology — 1.7%
Celgene Corp.*	1,020	118,065
Gilead Sciences, Inc.	2,000	143,220

		261,285

Capital Markets — 4.1%
Bats Global Markets, Inc.	500	16,755
BlackRock, Inc.	343	130,525
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	7,650	252,527
CME Group, Inc.	1,167	134,613
KKR & Co. LP, MLP	5,178	79,689

		614,109

Chemicals — 1.6%
Ashland Global Holdings, Inc.	1,870	204,372
Sherwin-Williams Co. (The)	160	42,998

		247,370

Commercial Services & Supplies — 1.0%
Stericycle, Inc.*	1,940	149,458

Construction & Engineering — 0.5%
Valmont Industries, Inc.	511	72,000

Consumer Finance — 1.5%
Synchrony Financial	6,443	233,688

Containers & Packaging — 0.4%
International Paper Co.	1,170	62,080

Diversified Telecommunication Services — 1.1%
SBA Communications Corp. (Class A Stock)*	1,552	160,260

Electric Utilities — 3.0%
Brookfield Infrastructure Partners LP (Canada)	10,870	363,819
NextEra Energy, Inc.	725	86,609

		450,428

Electrical Equipment — 0.1%
Sensata Technologies Holding NV*	263	10,244

Electronic Equipment, Instruments & Components — 2.2%
Amphenol Corp. (Class A Stock)	1,478	99,322

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Equipment, Instruments & Components (continued)
CDW Corp.	4,600	$239,614

		338,936

Energy Equipment & Services — 0.3%
Schlumberger Ltd.	612	51,377

Equity Real Estate Investment Trusts (REITs) — 0.7%
Weyerhaeuser Co.	3,512	105,676

Food & Staples Retailing — 6.4%
Costco Wholesale Corp.	640	102,470
CVS Health Corp.	3,215	253,696
Kroger Co. (The)	4,150	143,217
Whole Foods Market, Inc.	15,036	462,507

		961,890

Food Products — 2.2%
Conagra Brands, Inc.	6,541	258,697
Lamb Weston Holdings, Inc.*	2,113	79,977

		338,674

Health Care Equipment & Supplies — 1.6%
DENTSPLY SIRONA, Inc.	4,296	248,008

Health Care Providers & Services — 3.7%
Accretive Health, Inc.*	6,052	13,614
DaVita, Inc.*	6,200	398,040
UnitedHealth Group, Inc.	896	143,396

		555,050

Hotels, Restaurants & Leisure — 3.0%
Marriott International, Inc. (Class A Stock)	1,186	98,058
McDonald’s Corp.	1,450	176,494
Starbucks Corp.	1,850	102,712
Wyndham Worldwide Corp.	966	73,773

		451,037

Household Durables — 1.0%
Lennar Corp. (Class A Stock)	3,500	150,255

Independent Power & Renewable Electricity Producers — 0.3%
Calpine Corp.*	3,550	40,577

Insurance — 0.4%
Athene Holding Ltd. (Class A Stock)*	1,200	57,587
Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.*	150	112,481
Priceline Group, Inc. (The)*	31	45,448

		157,929

Internet Software & Services — 3.2%
Alphabet, Inc. (Class A Stock)*	340	269,433
Alphabet, Inc. (Class C Stock)*	28	21,611
eBay, Inc.*	6,591	195,687

		486,731

IT Services — 2.9%
Nets A/S (Denmark), 144A*	600	10,501
Visa, Inc. (Class A Stock)	3,200	249,664
WEX, Inc.*	1,590	177,444

		437,609

Machinery — 1.8%
Allison Transmission Holdings, Inc.	4,750	160,028

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Ingersoll-Rand PLC	1,482	$111,209

		271,237

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Starwood Property Trust, Inc.	3,423	75,135

Multi-Utilities — 1.4%
WEC Energy Group, Inc.	3,731	218,823

Oil, Gas & Consumable Fuels — 4.0%
Cabot Oil & Gas Corp.	2,700	63,072
Cheniere Energy Partners LP, MLP	2,100	60,522
Cheniere Energy, Inc.*	900	37,287
Enbridge, Inc. (Canada)	7,525	316,953
Genesis Energy LP, MLP	1,000	36,020
Kinder Morgan, Inc.	4,666	96,633

		610,487

Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.	1,595	93,212

Professional Services — 3.7%
IHS Markit Ltd.*	10,472	370,814
Nielsen Holdings PLC	1,400	58,730
Verisk Analytics, Inc.*	1,586	128,736

		558,280

Road & Rail — 0.8%
Norfolk Southern Corp.	1,100	118,877

Semiconductors & Semiconductor Equipment — 0.6%
ASML Holding NV (Netherlands)	833	93,463

Specialty Retail — 5.1%
Asbury Automotive Group, Inc.*	1,181	72,868
Five Below, Inc.*	900	35,964
Home Depot, Inc. (The)	2,480	332,518
Party City Holdco, Inc.*	5,200	73,840
TJX Cos., Inc. (The)	602	45,228
Tractor Supply Co.	2,700	204,687

		765,105

Technology Hardware, Storage & Peripherals — 1.6%
Apple, Inc.	1,550	179,521
Western Digital Corp.	895	60,815

		240,336

Textiles, Apparel & Luxury Goods — 1.5%
PVH Corp.	2,550	230,112

Tobacco — 0.5%
Philip Morris International, Inc.	840	76,852

Water Utilities — 0.7%
American Water Works Co., Inc.	1,371	99,206

TOTAL COMMON STOCKS (cost $10,780,255)		11,518,840

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS — 7.5%
Commercial Services — 0.7%
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23	45	$48,994
Syniverse Holdings, Inc.,
Gtd. Notes
9.125%	01/15/19	60	52,500

			101,494

Foods — 0.9%
Fresh Market, Inc. (The),
Sr. Sec’d. Notes, 144A
9.750%	05/01/23	160	136,800

Healthcare-Services — 0.8%
DaVita, Inc.,
Gtd. Notes
5.750%	08/15/22	50	52,250
HCA, Inc.,
Sr. Sec’d. Notes
5.875%	03/15/22	55	59,263
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
8.875%	04/15/21	15	15,975

			127,488

Leisure Time — 0.3%
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23	40	41,075

Oil & Gas — 0.3%
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/21	10	10,397
8.125%	09/15/23	30	32,025

			42,422

Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
4.375%	12/15/20	20	20,900

Pipelines — 3.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	09/15/24	25	25,250
Enterprise Products Operating LLC,
Gtd. Notes
4.593%(c)	08/01/66	159	149,544
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
7.768%	12/15/37	135	143,100
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp.,
Gtd. Notes
6.500%	04/01/19	103	103,515
TransCanada PipeLines Ltd. (Canada),
Jr. Sub. Notes
6.350%(c)	05/15/67	45	37,463

			458,872

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Retail — 0.7%
JC Penney Corp., Inc.,
Gtd. Notes
5.750%	02/15/18	5	$5,113
7.950%	04/01/17	25	25,313
8.125%	10/01/19	35	37,800
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20	35	36,313

			104,539

Semiconductors — 0.3%
Magnachip Semiconductor Corp. (South Korea),
Sr. Unsec’d. Notes
6.625%	07/15/21	45	38,925

Software — 0.4%
First Data Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/20	65	67,438

TOTAL CORPORATE BONDS (cost $1,133,918)			1,139,953

TOTAL LONG-TERM INVESTMENTS (cost $11,914,173)			12,658,793

	Shares
SHORT-TERM INVESTMENTS — 9.8%
UNAFFILIATED FUND — 9.8%
BlackRock Liquidity Funds FedFund Portfolio (cost $1,480,996)	1,480,996		1,480,996

	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
eBay, Inc.,
expiring 01/27/17, Strike Price $32.00	1		185
PVH Corp.,
expiring 01/20/17, Strike Price $95.00	—	(r)	180
SBA Communications Corp.,
expiring 06/16/17, Strike Price $110.00	—	(r)	1,261
Whole Foods Market, Inc.,
expiring 01/20/17, Strike Price $33.00	2		150
expiring 01/20/17, Strike Price $36.00	2		72
expiring 02/17/17, Strike Price $31.00	1		756

			2,604

	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options
Conagra Brands, Inc.,
expiring 01/20/17, Strike Price $36.00	1	$49

TOTAL OPTIONS PURCHASED (cost $10,594)		2,653

TOTAL SHORT-TERM INVESTMENTS (cost $1,491,590)		1,483,649

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 93.4% (cost $13,405,763)		14,142,442

	Shares
SECURITIES SOLD SHORT(q) — (14.6)%
COMMON STOCKS — (9.8)%
Aerospace & Defense — (0.2)%
Hexcel Corp.	450	(23,148)
Spirit AeroSystems Holdings, Inc. (Class A Stock)	200	(11,670)

		(34,818)

Automobiles — (0.2)%
Ford Motor Co.	2,800	(33,964)

Capital Markets — (1.0)%
Franklin Resources, Inc.	1,511	(59,805)
Nasdaq, Inc.	650	(43,628)
Prospect Capital Corp.	3,855	(32,189)
Waddell & Reed Financial, Inc. (Class A Stock)	1,100	(21,461)

		(157,083)

Consumer Finance — (0.5)%
Capital One Financial Corp.	436	(38,037)
Discover Financial Services	450	(32,441)

		(70,478)

Electric Utilities — (0.3)%
Southern Co. (The)	950	(46,731)

Energy Equipment & Services — (0.6)%
Core Laboratories NV	750	(90,030)

Food & Staples Retailing — (0.2)%
Sprouts Farmers Market, Inc.*	1,250	(23,650)

Health Care Equipment & Supplies — (0.4)%
Cooper Cos., Inc. (The)	200	(34,986)
Edwards Lifesciences Corp.*	260	(24,362)

		(59,348)

Hotels, Restaurants & Leisure — (0.6)%
BJ’s Restaurants, Inc.*	620	(24,365)
Chuy’s Holdings, Inc.*	1,250	(40,563)
Domino’s Pizza, Inc.	150	(23,886)

		(88,814)

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — (0.2)%
Newell Brands, Inc.	700	$(31,255)

IT Services — (1.5)%
CGI Group, Inc. (Canada) (Class A Stock)*	1,270	(60,998)
First Data Corp. (Class A Stock)*	3,200	(45,408)
PayPal Holdings, Inc.*	900	(35,523)
Western Union Co. (The)	3,600	(78,192)

		(220,121)

Life Sciences Tools & Services — (0.1)%
Agilent Technologies, Inc.	320	(14,578)

Machinery — (0.2)%
PACCAR, Inc.	500	(31,950)

Multi-Utilities — (0.6)%
Consolidated Edison, Inc.	1,240	(91,363)

Semiconductors & Semiconductor Equipment — (0.1)%
NVIDIA Corp.	200	(21,348)

Software — (0.5)%
Citrix Systems, Inc.*	850	(75,914)

Specialty Retail — (1.3)%
Best Buy Co., Inc.	800	(34,136)
Gap, Inc. (The)	950	(21,318)
Group 1 Automotive, Inc.	208	(16,212)
Sally Beauty Holdings, Inc.*	850	(22,457)
Sonic Automotive, Inc. (Class A Stock)	2,000	(45,800)
Tiffany & Co.	700	(54,201)

		(194,124)

Technology Hardware, Storage & Peripherals — (0.2)%
Seagate Technology PLC	750	(28,628)

Textiles, Apparel & Luxury Goods — (1.1)%
Ralph Lauren Corp.	725	(65,482)
Under Armour, Inc. (Class A Stock)*	670	(19,464)
Under Armour, Inc. (Class C Stock)*	431	(10,848)
VF Corp.	1,450	(77,358)

		(173,152)

TOTAL COMMON STOCKS (proceeds received $1,431,621)		(1,487,349)

UNAFFILIATED EXCHANGE TRADED FUNDS — (4.8)%
Consumer Discretionary Select Sector SPDR Fund	1,766	(143,752)
iShares Core S&P Small-Cap ETF	364	(50,057)
iShares Russell 2000 ETF	274	(36,949)
iShares Russell Mid-Cap ETF	1,041	(186,193)
SPDR S&P Retail ETF	1,917	(84,482)
Utilities Select Sector SPDR Fund	2,378	(115,499)
Vanguard REIT ETF	1,400	(115,542)

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (proceeds received $689,828)		(732,474)

TOTAL SECURITIES SOLD SHORT (proceeds received $2,121,449)		(2,219,823)

	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* — (0.1)%
Call Options
Conagra Brands, Inc.,
expiring 01/20/17, Strike Price $40.00	1		$(322)
JPMorgan Chase & Co.,
expiring 03/17/17, Strike Price $87.50	—	(r)	(870)
Kinder Morgan, Inc.,
expiring 03/17/17, Strike Price $26.00	2		(80)
Nielsen Holdings PLC,
expiring 02/17/17, Strike Price $45.00	1		(450)
Party City Holdco, Inc.,
expiring 04/17/17, Strike Price $17.50	1		(618)
PVH Corp.,
expiring 03/17/17, Strike Price $105.00	—	(r)	(120)
Synchrony Financial,
expiring 06/16/17, Strike Price $37.00	—	(r)	(510)
WEX, Inc.,
expiring 02/17/17, Strike Price $105.00	—	(r)	(1,770)
Put Options
Ashland, Inc.,
expiring 01/20/17, Strike Price $105.00	—	(r)	(68)
Cheniere Energy Partners LP,
expiring 03/17/17, Strike Price $27.00	1		(613)
Cheniere Energy, Inc.,
expiring 06/16/17, Strike Price $35.00	1		(1,050)
eBay, Inc.,
expiring 01/20/17, Strike Price $28.00	1		(115)
Enbridge, Inc.,
expiring 07/21/17, Strike Price $37.50	1		(625)
Kinder Morgan, Inc.,
expiring 03/17/17, Strike Price $18.00	2		(416)
Kroger Co.,
expiring 01/20/17, Strike Price $27.50^	—	(r)	(4)
Norfolk Southern Corp.,
expiring 03/17/17, Strike Price $100.00	—	(r)	(215)
Party City Holdco, Inc.,
expiring 01/20/17, Strike Price $12.50	—	(r)	(68)
PVH Corp.,
expiring 01/20/17, Strike Price $90.00	—	(r)	(520)
SBA Communications Corp.,
expiring 01/20/17, Strike Price $100.00	—	(r)	(204)

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Notional Amount (000)#		Value (Note 2)
OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 06/16/17, Strike Price $90.00	—	(r)	$(795)
Schlumberger Ltd.,
expiring 05/19/17, Strike Price $72.50	—	(r)	(290)
Tractor Supply Co.,
expiring 04/21/17, Strike Price $70.00	—	(r)	(398)
Wells Fargo & Co.,
expiring 01/20/17, Strike Price $42.00	1		(5)
Weyerhaeuser Co.,
expiring 01/20/17, Strike Price $28.00	—	(r)	(60)
Whole Foods Market, Inc.,
expiring 01/20/17, Strike Price $25.00^	1		(15)
expiring 01/20/17, Strike Price $26.00	2		(30)
expiring 01/20/17, Strike Price $28.00	2		(150)
expiring 02/17/17, Strike Price $25.00	1		(83)
Wyndham Worldwide Corp.,
expiring 01/20/17, Strike Price $60.00^	1		(40)

TOTAL OPTIONS WRITTEN (premiums received $22,269)			(10,504)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 78.7% (cost $11,262,045)			11,912,115
Other assets in excess of liabilities(z) — 21.3%			3,228,221

NET ASSETS — 100.0%			$15,140,336

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $(59) and (0.0)% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(q)	The aggregate value of securities sold short is $2,219,823. Deposit with Goldman Sachs & Co. as collateral in the amount of $3,143,043 exceeds the value of securities sold short as of December 31, 2016. Securities sold short are subject to contractual netting arrangements.

(r)	Less than $500 par.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Short Positions:
4	Russell 2000 Mini Index	Mar. 2017	$275,000	$271,380	$3,620
12	S&P 500 E-Mini Index	Mar. 2017	1,360,890	1,341,720	19,170
1	S&P Mid Cap 400 E-Mini Index	Mar. 2017	168,505	165,910	2,595

					$25,385

Cash of $76,900 has been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Citigroup Global Markets	1/02/18	(26)	Pay fixed payments on CGCBFOD2 Custom Index and receive variable payments based on 1 month LIBOR minus 35bps	$372	$—	$372
Citigroup Global Markets	11/16/17	(74)	Pay fixed payments on IXRTR Index and receive variable payments based on the 3 Month LIBOR minus 35bps.	(2,141)	—	(2,141)
Citigroup Global Markets	11/16/17	(38)	Pay fixed payments on SPTRSGX Index and receive variable payments based on the 3 Month LIBOR minus 25bps.	(781)	—	(781)
Goldman Sachs & Co.	5/18/17	(33)	Pay fixed payments on GSCBNBCD Custom Index and receive variable payments based on 1 month LIBOR minus 35bps	(10,778)	—	(10,778)
Goldman Sachs & Co.	6/11/18	(39)	Pay fixed payments on GSCBNBCD2 Index and receive variable payments based on the 1 Month LIBOR minus 35bps.	3,138	—	3,138
Goldman Sachs & Co.	10/07/17	(58)	Pay fixed payments on GSCBNINV Custom Index and receive variable payments based on 1 month LIBOR minus 150bps	(3,666)	—	(3,666)
Goldman Sachs & Co.	3/14/18	(49)	Pay fixed payments on GSCBNML3 Custom Index and receive variable payments based on 1 month LIBOR minus 290bps	(3,421)	—	(3,421)
Goldman Sachs & Co.	2/13/17	(47)	Pay fixed payments on GSCBNBCB Custom Index and receive variable payments based on 1 month LIBOR minus 120bps	(13,374)	—	(13,374)

				$(30,651)	$—	$(30,651)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$11,508,339	$10,501	$—
Corporate Bonds	—	1,139,953	—
Unaffiliated Fund	1,480,996	—	—
Options Purchased	2,653	—	—
Common Stocks—Short	(1,487,349)	—	—
Unaffiliated Exchange Traded Funds—Short	(732,474)	—	—
Options Written	(10,445)	—	(59)
Other Financial Instruments*
Futures Contracts	25,385	—	—
OTC Total Return Swap Agreements	—	(30,651)	—

Total	$10,787,105	$1,119,803	$(59)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Fund	9.8%
Food & Staples Retailing	6.4
Specialty Retail	5.1
Capital Markets	4.1
Oil, Gas & Consumable Fuels	4.0
Health Care Providers & Services	3.7
Professional Services	3.7
Aerospace & Defense	3.6
Banks	3.6
Internet Software & Services	3.2
Electric Utilities	3.0
Hotels, Restaurants & Leisure	3.0
Pipelines	3.0
IT Services	2.9
Electronic Equipment, Instruments & Components	2.2
Food Products	2.2
Machinery	1.8
Biotechnology	1.7
Airlines	1.6
Chemicals	1.6
Health Care Equipment & Supplies	1.6
Technology Hardware, Storage & Peripherals	1.6
Consumer Finance	1.5
Textiles, Apparel & Luxury Goods	1.5
Multi-Utilities	1.4
Diversified Telecommunication Services	1.1
Commercial Services & Supplies	1.0
Household Durables	1.0
Internet & Direct Marketing Retail	1.0
Foods	0.9
Healthcare-Services	0.8

Road & Rail	0.8%
Commercial Services	0.7
Equity Real Estate Investment Trusts (REITs)	0.7
Retail	0.7
Water Utilities	0.7
Beverages	0.6
Pharmaceuticals	0.6
Semiconductors & Semiconductor Equipment	0.6
Construction & Engineering	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.5
Tobacco	0.5
Containers & Packaging	0.4
Insurance	0.4
Software	0.4
Energy Equipment & Services	0.3
Independent Power & Renewable Electricity Producers	0.3
Leisure Time	0.3
Oil & Gas	0.3
Semiconductors	0.3
Electrical Equipment	0.1
Packaging & Containers	0.1
Life Sciences Tools & Services	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Aerospace & Defense	(0.2)
Automobiles	(0.2)
Food & Staples Retailing	(0.2)
Household Durables	(0.2)
Machinery	(0.2)
Technology Hardware, Storage & Peripherals	(0.2)
Electric Utilities	(0.3)
Health Care Equipment & Supplies	(0.4)
Consumer Finance	(0.5)
Software	(0.5)
Energy Equipment & Services	(0.6)
Hotels, Restaurants & Leisure	(0.6)
Multi-Utilities	(0.6)

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (continued)
Capital Markets	(1.0)%
Textiles, Apparel & Luxury Goods	(1.1)
Specialty Retail	(1.3)
IT Services	(1.5)

Unaffiliated Exchange Traded Funds	(4.8)

78.8
Options Written	(0.1)
Other assets in excess of liabilities	21.3

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$25,385	*	—	$—
Equity contracts	Unaffiliated investments	2,653		Options written outstanding, at value	10,504
Equity contracts	Unrealized appreciation on OTC swap agreements	3,510		Unrealized depreciation on OTC swap agreements	34,161

Total		$31,548			$44,665

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps	Total
Equity contracts	$(23,839)	$39,427	$(269,050)	$(71,382)	$(324,844)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps	Total
Equity contracts	$(7,941)	$11,465	$13,382	$(18,892)	$(1,986)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(3)	Futures Contracts- Short Positions(2)	Total Return Swap Agreements(3)
$15,024	$16,000	$1,732,056	$255,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Citigroup Global Markets	$372	$(372)	$—	$—
Goldman Sachs & Co.	3,138	(3,138)	—	—

	$3,510

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Citigroup Global Markets	$(2,922)	$372	$—	$(2,550)
Goldman Sachs & Co.	(31,239)	3,138	—	(28,101)

	$(34,161)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $13,405,763)	$14,142,442
Cash	3,902
Deposit with broker for futures	76,900
Deposit with broker for securities sold short	3,143,043
Receivable for investments sold	152,449
Dividends and interest receivable	30,274
Receivable for fund share sold	11,460
Due from broker-variation margin futures	6,360
Unrealized appreciation on OTC swap agreements	3,510
Tax reclaim receivable	1,569
Prepaid expenses	475

Total Assets	17,572,384

LIABILITIES:
Securities sold short, at value (proceeds received $2,121,449)	2,219,823
Payable for investments purchased	140,673
Unrealized depreciation on OTC swap agreements	34,161
Accrued expenses and other liabilities	13,691
Options written outstanding, at value (premiums received $22,269)	10,504
Advisory fees payable	9,561
Dividends payable on securities sold short	2,422
Distribution fee payable	518
Affiliated transfer agent fee payable	346
Payable to custodian	183
Payable for fund share repurchased	166

Total Liabilities	2,432,048

NET ASSETS	$15,140,336

Net assets were comprised of:
Paid-in capital	$15,191,637
Retained earnings	(51,301)

Net assets, December 31, 2016	$15,140,336

Net asset value and redemption price per share, $15,140,336 / 1,530,392 outstanding shares of beneficial interest	$9.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net of $2,922 foreign withholding tax)	$129,753
Interest income	60,510
Affiliated dividend income	4,141

194,404

EXPENSES
Advisory fees	145,842
Distribution fee	35,058
Dividends on securities sold short	47,712
Custodian and accounting fees	44,000
Audit fee	33,000
Trustees’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Broker fees and expenses on short sales	14
Miscellaneous	6,578

Total expenses	340,204
Less: advisory fee waivers and/or expense reimbursement	(93,348)

Net expenses	246,856

NET INVESTMENT INCOME (LOSS)	(52,452)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(189,296)
Futures transactions	(269,050)
Options written transactions	39,427
Short sales transactions	(70,154)
Swap agreements transactions	(71,382)
Foreign currency transactions	(80)

(560,535)

Net change in unrealized appreciation (depreciation) on:
Investments	1,256,968
Futures	13,382
Options written	11,465
Short sales	(166,681)
Swap agreements	(18,892)
Foreign currencies	10

1,096,252

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	535,717

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$483,265

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(52,452)	$(35,854)
Net realized gain (loss) on investment and foreign currency transactions	(560,535)	(47,271)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,096,252	(451,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	483,265	(534,566)

FUND SHARE TRANSACTIONS:
Fund share sold [260,513 and 1,349,788 shares, respectively]	2,516,281	13,453,930
Fund share repurchased [55,147 and 24,762 shares, respectively]	(536,423)	(242,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,979,858	13,211,779

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,463,123	12,677,213
NET ASSETS:
Beginning of period	12,677,213	—

End of period	$15,140,336	$12,677,213

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 73.9%
AFFILIATED MUTUAL FUNDS — 71.1%	Shares	Value (Note 2)
AST Global Real Estate Portfolio*	178,467	$2,016,681
AST High Yield Portfolio*	105,013	983,972
AST Prudential Core Bond Portfolio*	1,197,018	13,933,285
AST QMA Emerging Markets Equity Portfolio*	426,870	3,675,348
AST QMA US Equity Alpha Portfolio*	904,377	22,600,387

TOTAL AFFILIATED MUTUAL FUNDS (cost $40,050,111)(w)		43,209,673

UNAFFILIATED EXCHANGE TRADED FUNDS — 2.8%
Financial Select Sector SPDR Fund	13,000	302,250
PowerShares Preferred Portfolio	99,500	1,415,885

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $1,774,572)		1,718,135

TOTAL LONG-TERM INVESTMENTS (cost $41,824,683)		44,927,808

SHORT-TERM INVESTMENTS — 25.9%
AFFILIATED MUTUAL FUND — 24.6%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund (cost $14,940,340)(w)(Note 4)	14,940,340	14,940,340

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS(k)(n) — 1.3%
U.S. Treasury Bills
0.473%	03/16/17	100	$99,900
0.480%	03/16/17	50	49,950
0.492%	03/16/17	75	74,925
0.496%	03/16/17	575	574,425

TOTAL U.S. TREASURY OBLIGATIONS (cost $799,174)			799,200

TOTAL SHORT-TERM INVESTMENTS (cost $15,739,514)			15,739,540

TOTAL INVESTMENTS — 99.8% (cost $57,564,197)			60,667,348
Other assets in excess of liabilities(z) — 0.2%			108,219

NET ASSETS — 100.0%			$60,775,567

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31,	Unrealized Appreciation (Depreciation)
Long Positions:
2	DAX Index	Mar. 2017	$596,920	$603,434	$6,514
140	Mini MSCI EAFE Index	Mar. 2017	11,749,660	11,729,200	(20,460)
14	TOPIX Index	Mar. 2017	1,836,578	1,818,353	(18,225)

					$(32,171)

U.S. Treasury Obligations with a combined market value of $799,200 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts as of December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$58,150,013	$—	$—
Unaffiliated Exchange Traded Funds	1,718,135	—	—
U.S. Treasury Obligations	—	799,200	—
Other Financial Instruments*
Futures Contracts	(32,171)	—	—

Total	$59,835,977	$799,200	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Affiliated Mutual Funds	95.7%
Unaffiliated Exchange Traded Funds	2.8
U.S. Treasury Obligations	1.3

99.8
Other assets in excess of liabilities	0.2

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$6,514	*	Due from/to broker — variation margin futures	$38,685	*

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$355,454
Interest rate contracts	144,641

Total	$500,095

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(142,436)
Interest rate contracts	8,547

Total	$(133,889)

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $13,646,265.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Affiliated investments (cost $54,990,451)	$58,150,013
Unaffiliated investments (cost $2,573,746)	2,517,335
Cash	49,118
Receivable for fund share sold	92,355
Due from broker-variation margin futures	41,997
Prepaid expenses	475

Total Assets	60,851,293

LIABILITIES:
Payable for investments purchased and other	44,534
Accrued expenses and other liabilities	21,985
Advisory fees payable	8,269
Distribution fee payable	592
Affiliated transfer agent fee payable	346

Total Liabilities	75,726

NET ASSETS	$60,775,567

Net assets were comprised of:
Paid-in capital	$57,395,970
Retained earnings	3,379,597

Net assets, December 31, 2016	$60,775,567

Net asset value and redemption price per share, $60,775,567 / 5,342,184 outstanding shares of beneficial interest	$11.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Affiliated dividend income	$81,990
Unaffiliated dividend income	30,729
Interest income	2,074

114,793

EXPENSES
Advisory fees	514,615
Distribution fee	130,945
Custodian and accounting fees	76,000
Audit fee	29,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	3,000
Insurance expenses	1,000
Miscellaneous	8,357

Total expenses	787,917
Less: advisory fee waivers and/or expense reimbursement	(380,730)
Less: distribution fee waiver	(91,764)

Net expenses	315,423

NET INVESTMENT INCOME (LOSS)	(200,630)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $(24,186))	137,179
Futures transactions	500,095
Foreign currency transactions	31,986

669,260

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,562,328)	3,521,802
Futures	(133,889)
Foreign currencies	(4)

3,387,909

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	4,057,169

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,856,539

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(200,630)	$(139,009)
Net realized gain (loss) on investment and foreign currency transactions	669,260	(61,587)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,387,909	(655,260)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,856,539	(855,856)

FUND SHARE TRANSACTIONS:
Fund share sold [1,795,809 and 3,993,078 shares, respectively]	19,441,036	43,264,123
Fund share repurchased [614,298 and 730,113 shares, respectively]	(6,580,305)	(7,857,935)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	12,860,731	35,406,188

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,717,270	34,550,332
NET ASSETS:
Beginning of year	44,058,297	9,507,965

End of year	$60,775,567	$44,058,297

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 97.8%		Value (Note 2)
COMMON STOCKS — 96.0%	Shares
Australia — 6.1%
Aristocrat Leisure Ltd.	453,712	$5,061,895
ASX Ltd.	41,147	1,474,097
AusNet Services	264,477	301,081
Bendigo & Adelaide Bank Ltd.	460,043	4,208,372
BHP Billiton Ltd.	50,127	898,019
Challenger Ltd.	36,321	293,471
Coca-Cola Amatil Ltd.	618,982	4,514,226
Cochlear Ltd.	3,473	306,530
Commonwealth Bank of Australia	38,173	2,264,584
Dexus Property Group, REIT	60,538	419,965
Domino’s Pizza Enterprises Ltd.	6,307	294,937
Fortescue Metals Group Ltd.	1,338,562	5,593,866
Goodman Group, REIT	108,721	558,352
GPT Group (The), REIT	88,645	321,387
Macquarie Group Ltd.	105,431	6,604,430
Mirvac Group, REIT	1,947,279	2,990,430
National Australia Bank Ltd.	159,070	3,513,624
Newcrest Mining Ltd.	49,516	710,014
QBE Insurance Group Ltd.	82,796	739,763
Sonic Healthcare Ltd.	259,952	4,000,667
Sydney Airport	72,575	313,267
Wesfarmers Ltd.	25,234	765,902
Westpac Banking Corp.(a)	19,283	452,648

		46,601,527

Austria — 0.5%
Erste Group Bank AG*	17,888	522,996
voestalpine AG	75,544	2,954,023

		3,477,019

Belgium — 0.3%
Anheuser-Busch InBev SA/NV	3,413	361,247
Colruyt SA	6,706	331,445
KBC Group NV	15,063	930,713
Solvay SA	4,644	542,916

		2,166,321

Denmark — 1.2%
AP Moller – Maersk A/S (Class A Stock)	228	344,079
Novo Nordisk A/S (Class B Stock)	105,640	3,789,538
Vestas Wind Systems A/S	83,236	5,390,745

		9,524,362

Finland — 1.6%
Kone OYJ (Class B Stock)	12,739	569,226
Neste OYJ	126,369	4,835,849
Orion OYJ (Class B Stock)	6,609	293,651
Stora Enso OYJ (Class R Stock)	35,051	374,942
UPM-Kymmene OYJ	245,118	5,994,519

		12,068,187

France — 8.9%
Arkema SA	4,189	409,479
Atos SE	21,646	2,281,444
AXA SA	92,781	2,338,906
BNP Paribas SA	147,797	9,405,523
Carrefour SA	34,768	837,076
Casino Guichard Perrachon SA	7,160	343,070

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Christian Dior SE	3,339	$699,562
Cie de Saint-Gobain	30,346	1,411,621
Cie Generale des Etablissements Michelin	50,224	5,582,859
Credit Agricole SA	506,283	6,267,137
Danone SA	13,722	868,311
Hermes International	1,613	661,684
LVMH Moet Hennessy Louis Vuitton SE	17,001	3,241,619
Orange SA	121,241	1,838,501
Peugeot SA*	57,044	929,089
Sanofi	85,946	6,950,062
Societe Generale SA	157,320	7,738,096
Thales SA	29,912	2,897,907
TOTAL SA	163,506	8,386,594
Valeo SA	89,367	5,130,381

		68,218,921

Germany — 7.2%
adidas AG	5,450	859,567
Allianz SE	27,440	4,528,655
BASF SE	56,003	5,190,176
Bayer AG	98,618	10,274,400
Bayerische Motoren Werke AG	20,792	1,936,491
Covestro AG, 144A	6,560	449,018
Deutsche Lufthansa AG	350,619	4,519,751
Deutsche Post AG	82,308	2,699,303
Deutsche Telekom AG	199,736	3,426,924
Evonik Industries AG	10,336	308,105
Fresenius SE & Co. KGaA	23,720	1,850,423
Hannover Rueck SE	3,662	395,598
HeidelbergCement AG	8,469	788,297
Henkel AG & Co. KGaA	6,487	675,127
K+S AG	12,910	307,531
Merck KGaA	7,925	825,161
METRO AG	140,345	4,664,681
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,659	879,985
SAP SE	7,356	636,333
Siemens AG	79,399	9,721,643
TUI AG	30,877	442,073

		55,379,242

Hong Kong — 4.0%
AIA Group Ltd.	336,400	1,884,459
BOC Hong Kong Holdings Ltd.	1,607,500	5,725,204
Cheung Kong Infrastructure Holdings Ltd.	38,000	301,811
Cheung Kong Property Holdings Ltd.	847,000	5,172,624
CK Hutchison Holdings Ltd.	173,000	1,952,903
CLP Holdings Ltd.	207,000	1,898,373
Galaxy Entertainment Group Ltd. (Class L Stock)	121,000	524,066
Henderson Land Development Co. Ltd.	400	2,121
Jardine Matheson Holdings Ltd.	15,100	834,275
Kerry Properties Ltd.	101,000	273,127
Link REIT, REIT	138,500	897,906
MTR Corp. Ltd.	88,000	426,645
NWS Holdings Ltd.	180,000	292,605
Sun Hung Kai Properties Ltd.	424,000	5,339,212
WH Group Ltd., 144A	6,159,500	4,965,154

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Wheelock & Co. Ltd.	76,000	$426,531

		30,917,016

Ireland — 0.3%
Paddy Power Betfair PLC	22,681	2,413,421

Israel — 1.6%
Bank Hapoalim BM	479,979	2,848,923
Check Point Software Technologies Ltd.*(a)	59,200	5,000,032
Teva Pharmaceutical Industries Ltd.	121,097	4,360,368

		12,209,323

Italy — 2.9%
Assicurazioni Generali SpA	69,501	1,030,173
Atlantia SpA	25,921	606,459
Enel SpA	1,535,845	6,751,136
Ferrari NV	7,500	436,655
Intesa Sanpaolo SpA	767,615	1,944,485
Mediobanca SpA	110,409	899,184
Telecom Italia SpA*	6,947,170	5,042,223
Telecom Italia SpA*	5,781,049	5,104,336
Terna Rete Elettrica Nazionale SpA	92,465	422,875

		22,237,526

Japan — 24.6%
Aisin Seiki Co. Ltd.	44,000	1,903,855
Alfresa Holdings Corp.	18,300	302,261
Amada Holdings Co. Ltd.	29,800	331,989
Aozora Bank Ltd.	82,000	289,727
Asahi Glass Co. Ltd.	560,000	3,799,407
Asahi Group Holdings Ltd.	23,500	739,900
Asahi Kasei Corp.	77,000	669,998
Astellas Pharma, Inc.	312,200	4,331,261
Bandai Namco Holdings, Inc.	175,800	4,838,888
Brother Industries Ltd.	285,000	5,123,565
Chiba Bank Ltd. (The)	51,000	312,637
Chubu Electric Power Co., Inc.	40,700	566,356
Daicel Corp.	401,400	4,413,010
Daiichi Sankyo Co. Ltd.	37,800	771,847
Daikin Industries Ltd.	14,200	1,300,846
Daito Trust Construction Co. Ltd.	34,500	5,186,655
Daiwa House Industry Co. Ltd.	35,200	959,917
Fuji Heavy Industries Ltd.	37,600	1,531,990
FUJIFILM Holdings Corp.	27,400	1,037,523
Fujitsu Ltd.	859,000	4,756,755
Fukuoka Financial Group, Inc.	63,000	279,404
Hitachi High-Technologies Corp.	74,300	2,988,379
Honda Motor Co. Ltd.	98,900	2,887,417
Hoya Corp.	8,400	352,207
Iida Group Holdings Co. Ltd.	210,000	3,981,020
ITOCHU Corp.	457,500	6,057,649
Japan Tobacco, Inc.	117,000	3,840,366
JTEKT Corp.	70,459	1,123,525
Kajima Corp.	492,000	3,398,302
Kaneka Corp.	38,000	309,089
Kansai Electric Power Co., Inc. (The)*	43,600	475,312
Kao Corp.	29,200	1,382,179
KDDI Corp.	113,300	2,861,162
Koito Manufacturing Co. Ltd.	6,900	364,389
Konami Holdings Corp.	27,400	1,105,816

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Kuraray Co. Ltd.	32,200	$482,857
Marubeni Corp.	100,900	570,698
Mazda Motor Corp.	34,400	560,169
Mebuki Financial Group, Inc.	93,600	345,939
Medipal Holdings Corp.	274,900	4,330,258
Mitsubishi Chemical Holdings Corp.	85,100	550,228
Mitsubishi Corp.	94,600	2,009,177
Mitsubishi Electric Corp.	119,300	1,659,363
Mitsubishi Gas Chemical Co., Inc.	176,200	3,002,347
Mitsubishi Materials Corp.	10,100	308,931
Mitsubishi Motors Corp.	598,700	3,403,378
Mitsubishi Tanabe Pharma Corp.	186,000	3,641,862
Mitsubishi UFJ Financial Group, Inc.	86,600	534,090
Mitsubishi UFJ Lease & Finance Co. Ltd.	58,000	299,149
Mitsui & Co. Ltd.	440,000	6,029,019
Mitsui Chemicals, Inc.	80,000	358,443
Mitsui Fudosan Co. Ltd.	54,000	1,250,128
Mizuho Financial Group, Inc.	1,487,600	2,669,550
MS&AD Insurance Group Holdings, Inc.	83,100	2,573,404
NEC Corp.	157,000	415,253
Nidec Corp.	14,800	1,274,142
Nikon Corp.	21,200	329,245
Nippon Express Co. Ltd.	642,000	3,447,071
Nippon Telegraph & Telephone Corp.	151,300	6,368,998
Nissan Motor Co. Ltd.	151,200	1,516,709
NTT DOCOMO, Inc.	85,900	1,953,819
Obayashi Corp.	529,000	5,050,548
ORIX Corp.	362,500	5,642,042
Otsuka Holdings Co. Ltd.	23,900	1,041,094
Panasonic Corp.	87,600	888,453
Resona Holdings, Inc.	134,700	690,340
SBI Holdings, Inc.	26,100	331,625
Sega Sammy Holdings, Inc.	148,900	2,212,659
Sekisui House Ltd.	37,000	614,729
Shimizu Corp.	241,000	2,199,840
Shin-Etsu Chemical Co. Ltd.	24,300	1,880,552
Shionogi & Co. Ltd.	18,800	898,508
SoftBank Group Corp.	68,700	4,546,158
Sony Corp.	77,900	2,176,677
Sumitomo Corp.	132,400	1,554,298
Sumitomo Mitsui Financial Group, Inc.	96,900	3,690,240
Suzuki Motor Corp.	154,000	5,406,767
Taiheiyo Cement Corp.	95,000	299,501
Taisei Corp.	435,000	3,037,592
Taiyo Nippon Sanso Corp.	29,500	340,786
TDK Corp.	77,100	5,286,612
Teijin Ltd.	16,000	323,291
Tohoku Electric Power Co., Inc.	28,000	352,966
Tokio Marine Holdings, Inc.	42,100	1,723,704
Tokyo Electron Ltd.	62,000	5,831,064
Tokyo Gas Co. Ltd.	123,000	555,239
Tokyu Corp.	66,000	484,319
Toray Industries, Inc.	91,000	734,873
Toyota Motor Corp.	97,400	5,710,407

		187,963,714

Netherlands — 4.5%
ABN AMRO Group NV, GDR, 144A	32,674	723,462
ASML Holding NV	5,216	584,561

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Netherlands (continued)
ING Groep NV	634,980	$8,939,759
NN Group NV	151,767	5,137,716
Randstad Holding NV	89,244	4,834,147
Royal Dutch Shell PLC (Class A Stock)	262,716	7,251,935
Royal Dutch Shell PLC (Class B Stock)	226,386	6,504,540
Wolters Kluwer NV	18,979	686,457

		34,662,577

New Zealand — 0.1%
Auckland International Airport Ltd.	116,592	505,718
Fletcher Building Ltd.	42,759	314,183
Spark New Zealand Ltd.	123,455	292,122

		1,112,023

Norway — 1.6%
DNB ASA	69,865	1,037,167
Marine Harvest ASA*	271,298	4,905,203
Norsk Hydro ASA	83,591	398,957
Orkla ASA	50,564	457,540
Statoil ASA	69,784	1,273,676
Yara International ASA	107,372	4,223,914

		12,296,457

Portugal — 1.0%
EDP – Energias de Portugal SA	526,984	1,603,906
Galp Energia SGPS SA	380,372	5,670,696

		7,274,602

Singapore — 0.6%
DBS Group Holdings Ltd.	107,100	1,277,793
Jardine Cycle & Carriage Ltd.	39,700	1,127,479
Wilmar International Ltd.	758,700	1,874,337

		4,279,609

South Africa — 0.2%
Mondi PLC	79,922	1,632,197

Spain — 2.1%
Abertis Infraestructuras SA	39,585	553,064
Aena SA, 144A	4,365	594,694
Amadeus IT Group SA (Class A Stock)	73,656	3,340,616
Enagas SA	13,959	353,768
Gas Natural SDG SA	21,109	397,131
Iberdrola SA	345,732	2,263,820
Industria de Diseno Textil SA	144,506	4,922,753
Mapfre SA	103,775	316,110
Red Electrica Corp. SA	26,676	502,582
Telefonica SA	281,998	2,603,516

		15,848,054

Sweden — 3.4%
Atlas Copco AB (Class A Stock)	202,872	6,154,440
Atlas Copco AB (Class B Stock)	24,144	656,414
Boliden AB	226,975	5,895,676
Electrolux AB (Class B Stock)	198,146	4,906,299
ICA Gruppen AB(a)	82,657	2,515,902
Investor AB (Class B Stock)	16,148	601,677
Sandvik AB	63,449	782,712
SKF AB (Class B Stock)	24,195	443,644
Svenska Cellulosa AB SCA (Class B Stock)	29,468	829,422

COMMON STOCKS (continued)	Shares	Value (Note 2)
Sweden (continued)
Svenska Handelsbanken AB (Class A Stock)	94,021	$1,302,234
Swedbank AB (Class A Stock)	54,812	1,320,667
Swedish Match AB	9,087	288,312

		25,697,399

Switzerland — 7.4%
Actelion Ltd.*	9,961	2,152,658
Adecco Group AG	25,813	1,684,990
Baloise Holding AG	3,048	383,545
Chocoladefabriken Lindt & Spruengli AG	6	364,531
Coca-Cola HBC AG*	13,629	296,777
Galenica AG	281	316,644
Geberit AG	808	323,488
Givaudan SA	561	1,026,727
Lonza Group AG*	3,396	586,928
Nestle SA	183,175	13,122,215
Novartis AG	138,038	10,038,606
Partners Group Holding AG	2,761	1,292,529
Roche Holding AG	47,307	10,783,752
Schindler Holding AG	3,362	586,831
Schindler Holding AG	2,502	440,635
Sika AG	134	642,913
Swiss Life Holding AG*	18,241	5,152,699
Swiss Re AG	20,355	1,925,846
UBS Group AG	370,168	5,787,747

		56,910,061

United Kingdom — 15.8%
3i Group PLC	610,011	5,276,867
Anglo American PLC*	89,479	1,264,243
Ashtead Group PLC	31,255	607,613
AstraZeneca PLC	22,975	1,254,621
Auto Trader Group PLC, 144A	58,993	296,591
BAE Systems PLC	192,323	1,398,879
Barratt Developments PLC	60,209	342,297
BP PLC	1,379,087	8,637,865
British American Tobacco PLC	191,939	10,878,290
Bunzl PLC	11,470	297,778
Coca-Cola European Partners PLC	13,383	422,386
Compass Group PLC	102,794	1,899,805
Croda International PLC	46,601	1,832,808
DCC PLC	25,325	1,882,445
Diageo PLC	160,323	4,160,383
Direct Line Insurance Group PLC	82,502	375,481
Dixons Carphone PLC	72,861	318,221
Fiat Chrysler Automobiles NV	53,047	482,561
G4S PLC	96,011	277,510
GKN PLC	113,637	463,175
GlaxoSmithKline PLC	300,887	5,779,624
HSBC Holdings PLC	1,865,081	15,048,711
Imperial Brands PLC	58,231	2,537,754
Intertek Group PLC	9,718	416,498
J Sainsbury PLC	1,658,460	5,097,223
Johnson Matthey PLC	9,219	360,716
Land Securities Group PLC	120,831	1,587,382
Legal & General Group PLC	1,962,521	5,978,615
Lloyds Banking Group PLC	3,968,640	3,047,448
London Stock Exchange Group PLC	18,989	678,692

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
National Grid PLC	440,723	$5,149,328
Old Mutual PLC	296,878	757,035
Persimmon PLC	19,394	423,134
Provident Financial PLC	8,960	313,354
Reckitt Benckiser Group PLC	40,117	3,398,251
RELX PLC	192,833	3,436,403
Rio Tinto Ltd.	26,372	1,129,808
Rio Tinto PLC	10,068	384,378
RSA Insurance Group PLC	63,406	457,243
Sage Group PLC (The)	152,490	1,229,234
Schroders PLC	8,675	318,617
Segro PLC, REIT	53,825	304,437
SSE PLC	62,435	1,192,145
St. James’s Place PLC	111,784	1,394,377
Tate & Lyle PLC	41,606	362,084
Taylor Wimpey PLC	195,890	369,467
Unilever NV, CVA	99,219	4,075,815
Unilever PLC	78,956	3,192,989
Vodafone Group PLC	863,140	2,124,096
William Hill PLC	80,257	286,659
Worldpay Group PLC, 144A	469,480	1,558,726
WPP PLC	278,813	6,204,581

		120,964,643

United States — 0.1%
QIAGEN NV*	13,810	387,004

TOTAL COMMON STOCKS (cost $719,643,895)		734,241,205

PREFERRED STOCKS — 1.0%
Germany
Henkel AG & Co. KGaA (PRFC), 0.147%	6,595	785,070
Volkswagen AG (PRFC), 0.017%	47,230	6,608,306

		7,393,376

TOTAL PREFERRED STOCKS (cost $8,147,067)		7,393,376

UNAFFILIATED EXCHANGE TRADED FUND — 0.8%
iShares MSCI EAFE ETF(a) (cost $6,233,765)	109,739	6,335,232

TOTAL LONG-TERM INVESTMENTS (cost $734,024,727)		747,969,813

SHORT-TERM INVESTMENTS — 3.2%
AFFILIATED MUTUAL FUNDS — 3.1%
Prudential Investment Portfolios 2 – Prudential Core Ultra Short Bond Fund(w)	10,151,847	10,151,847
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $13,069,863; includes $13,058,996 of cash collateral for securities on loan)(b)(w)	13,067,035	13,069,648

TOTAL AFFILIATED MUTUAL FUNDS (cost $23,221,710)(Note 4)		23,221,495

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills (cost $998,931)
0.473%	03/16/17	1,000	$999,000

TOTAL SHORT-TERM INVESTMENTS (cost $24,220,641)			24,220,495

TOTAL INVESTMENTS — 101.0% (cost $758,245,368)			772,190,308
Liabilities in excess of other assets(z) — (1.0)%			(7,776,694)

NET ASSETS — 100.0%			$764,413,614

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,725,141; cash collateral of $13,058,996 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects yield to maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Position:
215	Mini MSCI EAFE Index	Mar. 2017	$18,052,475	$18,012,700	$(39,775)

U.S. Treasury Obligation with a market value of $999,000 has been segregated with Credit Suisse First Boston Corp. to cover requirements for open futures contracts at December 31, 2016.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3— unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$46,601,527	$—
Austria	—	3,477,019	—
Belgium	361,247	1,805,074	—
Denmark	—	9,524,362	—
Finland	—	12,068,187	—
France	—	68,218,921	—
Germany	—	55,379,242	—
Hong Kong	834,275	30,082,741	—
Ireland	—	2,413,421	—
Israel	5,000,032	7,209,291	—
Italy	—	22,237,526	—
Japan	—	187,963,714	—
Netherlands	—	34,662,577	—
New Zealand	—	1,112,023	—
Norway	—	12,296,457	—
Portugal	—	7,274,602	—
Singapore	—	4,279,609	—
South Africa	—	1,632,197	—
Spain	—	15,848,054	—
Sweden	—	25,697,399	—
Switzerland	—	56,910,061	—
United Kingdom	—	120,964,643	—
United States	—	387,004	—
Preferred Stock
Germany	—	7,393,376	—
Unaffiliated Exchange Traded Fund	6,335,232	—	—
Affiliated Mutual Funds	23,221,495	—	—
U.S. Treasury Obligation	—	999,000	—
Other Financial Instruments*
Futures Contracts	(39,775)	—	—

Total	$35,712,506	$736,438,027	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Banks	11.5%
Pharmaceuticals	8.6
Oil, Gas & Consumable Fuels	5.6
Insurance	5.0
Automobiles	4.1
Chemicals	3.7
Food Products	3.5
Diversified Telecommunication Services	3.2
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	3.1
Capital Markets	2.9
Metals & Mining	2.6
Real Estate Management & Development	2.4
Tobacco	2.3
Electric Utilities	2.2
Trading Companies & Distributors	2.2
Food & Staples Retailing	1.9
Industrial Conglomerates	1.9
Auto Components	1.8
Construction & Engineering	1.8
Household Durables	1.8
IT Services	1.6
Machinery	1.5
Wireless Telecommunication Services	1.5
Beverages	1.4
Health Care Providers & Services	1.4
Hotels, Restaurants & Leisure	1.4
Professional Services	1.4
Electrical Equipment	1.1

Electronic Equipment, Instruments & Components	1.1%
Personal Products	1.1
Paper & Forest Products	1.0
Software	1.0
Building Products	0.9
Diversified Financial Services	0.9
Leisure Products	0.9
Technology Hardware, Storage & Peripherals	0.9
Media 0.8	0.8
Semiconductors & Semiconductor Equipment	0.8
Unaffiliated Exchange Traded Fund	0.8
Equity Real Estate Investment Trusts (REITs)	0.7
Household Products	0.7
Multi-Utilities	0.7
Specialty Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Aerospace & Defense	0.6
Airlines	0.6
Road & Rail	0.6
Air Freight & Logistics	0.4
Biotechnology	0.3
Transportation Infrastructure	0.3
Construction Materials	0.2
Distributors	0.2
Gas Utilities	0.2
Real Estate Investment Trusts (REITs)	0.2
Health Care Equipment & Supplies	0.1
Life Sciences Tools & Services	0.1
U.S. Treasury Obligation	0.1

101.0
Liabilities in excess of other assets	(1.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statementof Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$39,775	*

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$(339)	$774,507	$774,168

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Total
Equity contracts	$(284)	$(187,375)	$(187,659)

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (concluded)

SCHEDULE OF INVESTMENTS	December 31, 2016

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average value at trade date for futures long positions was $12,839,210.

The Portfolio entered into financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(1)	Collateral Received	Net Amount
Securities on Loan	$12,725,141	$(12,725,141)	$—

(1)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $12,725,141:
Unaffiliated investments (cost $735,023,658)	$748,968,813
Affiliated investments (cost $23,221,710)	23,221,495
Cash	58,050
Foreign currency, at value (cost $4,183,568)	4,180,961
Receivable for fund share sold	2,509,357
Tax reclaim receivable	2,071,473
Dividends and interest receivable	663,670
Receivable from affiliate	85,331
Due from broker-variation margin futures	56,975
Prepaid expenses	5,815

Total Assets	781,821,940

LIABILITIES:
Payable to broker for collateral for securities on loan	13,058,996
Payable for fund share repurchased	4,024,036
Advisory fees payable	193,541
Accrued expenses and other liabilities	105,335
Distribution fee payable	26,072
Affiliated transfer agent fee payable	346

Total Liabilities	17,408,326

NET ASSETS	$764,413,614

Net assets were comprised of:
Paid-in capital	$766,127,057
Retained earnings	(1,713,443)

Net assets, December 31, 2016	$764,413,614

Net asset value and redemption price per share, $764,413,614 / 74,564,974 outstanding shares of beneficial interest	$10.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $2,575,016, of which $253,028 is reimbursable by an affiliate)	$24,844,654
Income from securities lending, net (including affiliated income of $424,612)	489,854
Affiliated dividend income	45,377
Interest income	2,331

25,382,216

EXPENSES
Advisory fees	5,527,679
Distribution fee	1,911,985
Custodian and accounting fees	350,000
Audit fee	22,000
Trustees’ fees	17,000
Commitment fee on syndicated credit agreement	11,000
Insurance expenses	10,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Loan interest expense	3,197
Shareholders’ reports	3,000
Miscellaneous	37,398

Total expenses	7,910,259
Less: advisory fee waivers and/or expense reimbursement	(297,360)

Net expenses	7,612,899

NET INVESTMENT INCOME (LOSS)	17,769,317

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,055)	(39,004,685)
Futures transactions	774,507
Foreign currency transactions	(756,913)

(38,987,091)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(215))	22,841,339
Futures	(187,375)
Foreign currencies	(86,122)

22,567,842

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(16,419,249)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,350,068

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	January 5, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$17,769,317	$18,043,220
Net realized gain (loss) on investment and foreign currency transactions	(38,987,091)	(12,313,662)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,567,842	(8,793,069)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,350,068	(3,063,511)

FUND SHARE TRANSACTIONS:
Fund share sold [7,169,543 and 89,568,076 shares, respectively]	69,768,746	918,854,901
Fund share repurchased [13,587,765 and 8,584,880 shares, respectively]	(131,781,728)	(90,731,685)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(62,012,982)	828,123,216

CAPITAL CONTRIBUTIONS (NOTE 4)	16,823	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,646,091)	825,059,705
NET ASSETS:
Beginning of period	825,059,705	—

End of period	$764,413,614	$825,059,705

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 99.5%		Value (Note 2)
COMMON STOCKS — 75.3%	Shares
Aerospace & Defense — 1.3%
Airbus SE (France)	786	$51,914
Astrotech Corp.*	2,564	3,820
B/E Aerospace, Inc.	22	1,324
Boeing Co. (The)	1,079	167,979
Cobham PLC (United Kingdom)	12,388	24,943
Dassault Aviation SA (France)	31	34,600
General Dynamics Corp.	7	1,209
KLX, Inc.*	323	14,571
LIG Nex1 Co. Ltd. (South Korea)*	126	8,389
Northrop Grumman Corp.	56	13,024
Orbital ATK, Inc.	75	6,580
Raytheon Co.	36	5,112
Rockwell Collins, Inc.	629	58,346
Rolls-Royce Holdings PLC (United Kingdom)*	98,164	121
Rolls-Royce Holdings PLC (United Kingdom)*	2,220	18,234
Safran SA (France)	544	39,127
TASER International, Inc.*	434	10,520
Teledyne Technologies, Inc.*	20	2,460
Textron, Inc.	226	10,975
United Technologies Corp.	687	75,309

		548,557

Air Freight & Logistics — 0.2%
C.H. Robinson Worldwide, Inc.	152	11,136
FedEx Corp.	176	32,771
Hyundai Glovis Co. Ltd. (South Korea)*	11	1,405
United Parcel Service, Inc. (Class B Stock)	286	32,787
XPO Logistics, Inc.*	183	7,898

		85,997

Airlines — 0.7%
Air Arabia PJSC (United Arab Emirates)	17,527	6,345
Alaska Air Group, Inc.	466	41,348
American Airlines Group, Inc.	3,391	158,326
Delta Air Lines, Inc.	189	9,297
easyJet PLC (United Kingdom)	692	8,560
Flybe Group PLC (United Kingdom)*	3,722	2,018
JetBlue Airways Corp.*	475	10,650
Ryanair Holdings PLC (Ireland), ADR*	168	13,988
Spirit Airlines, Inc.*	124	7,175
United Continental Holdings, Inc.*	460	33,525

		291,232

Auto Components — 0.6%
Adient PLC*	361	21,155
CIE Automotive SA (Spain)	235	4,573
Delphi Automotive PLC	440	29,633
Dometic Group AB (Sweden), 144A*	946	6,945
Hyundai Mobis Co. Ltd. (South Korea)*	115	25,107
Koito Manufacturing Co. Ltd. (Japan)	600	31,686
Leoni AG (Germany)	670	23,822
Minth Group Ltd. (China)	2,000	6,210
Musashi Seimitsu Industry Co. Ltd. (Japan)	400	10,375
Nifco, Inc. (Japan)	200	10,538
Nippon Seiki Co. Ltd. (Japan)	1,000	21,275
Press Kogyo Co. Ltd. (Japan)	2,300	10,137

COMMON STOCKS (continued)	Shares	Value (Note 2)
Auto Components (continued)
S&T Motiv Co. Ltd. (South Korea)*	85	$3,438
Stanley Electric Co. Ltd. (Japan)	1,000	27,243
Weifu High-Technology Group Co. Ltd. (China) (Class B Stock)(g)	2,000	4,754
Workhorse Group, Inc.*	791	5,584

		242,475

Automobiles — 0.6%
Astra International Tbk PT (Indonesia)	11,900	7,277
BAIC Motor Corp. Ltd. (China) (Class H Stock), 144A(g)	2,000	1,775
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	2,000	1,943
Ferrari NV (Italy)	238	13,837
General Motors Co.	478	16,654
Honda Motor Co. Ltd. (Japan)	1,800	52,552
Hyundai Motor Co. (South Korea)	62	7,480
Mitsubishi Motors Corp. (Japan)	2,600	14,780
Suzuki Motor Corp. (Japan)	500	17,554
Tata Motors Ltd. (India), ADR	406	13,962
Tesla Motors, Inc.*	350	74,792
Toyota Motor Corp. (Japan)	700	41,040

		263,646

Banks — 5.3%
Axis Bank Ltd. (India), GDR, RegS	1,133	37,162
Banco Bilbao Vizcaya Argentaria SA (Spain)	3,190	21,497
Banco Santander Chile (Chile), ADR	321	7,020
Bank Central Asia Tbk PT (Indonesia)	35,300	40,500
Bank of the Ryukyus Ltd. (Japan)	400	5,244
BankUnited, Inc.	409	15,415
BDO Unibank, Inc. (Philippines)	1,660	3,741
BNC Bancorp	431	13,749
BNP Paribas SA (France)	1,048	66,693
Boston Private Financial Holdings, Inc.	1,193	19,744
CIT Group, Inc.	350	14,937
Citigroup, Inc.	1,996	118,622
Citizens Financial Group, Inc.	91	3,242
DNB ASA (Norway)	2,363	35,079
East West Bancorp, Inc.	303	15,401
Erste Group Bank AG (Austria)*	949	27,746
Farmers Capital Bank Corp.	491	20,647
Fifth Third Bancorp	2,978	80,317
FinecoBank Banca Fineco SpA (Italy)	1,049	5,865
First Gulf Bank PJSC (United Arab Emirates)	1,323	4,627
First Internet Bancorp	348	11,135
First Republic Bank	244	22,482
Grupo Aval Acciones y Valores SA (Colombia), ADR	460	3,652
Grupo Financiero Santander Mexico SAB de CV (Mexico) (Class B Stock), ADR	4,443	31,945
HDFC Bank Ltd. (India), ADR	881	53,459
Home BancShares, Inc.	524	14,551
ICICI Bank Ltd. (India), ADR	1,295	9,700
ING Groep NV (Netherlands)	3,693	51,993
JPMorgan Chase & Co.	5,633	486,072
Kasikornbank PCL (Thailand), NVDR	1,100	5,433
KBC Group NV (Belgium)	273	16,868

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
KeyCorp	4,064	$74,249
Lloyds Banking Group PLC (United Kingdom)	78,796	60,506
Mebuki Financial Group, Inc. (Japan)	1,800	6,653
National Bank of Canada (Canada)	553	22,459
Nordea Bank AB (Sweden)	4,183	46,350
PNC Financial Services Group, Inc. (The)	27	3,158
Popular, Inc. (Puerto Rico)	203	8,895
Preferred Bank	214	11,218
Prosperity Bancshares, Inc.	40	2,871
Republic First Bancorp, Inc.*	1,970	16,450
Royal Bank of Scotland Group PLC (United Kingdom)*	20,314	56,131
Sberbank of Russia PJSC (Russia), ADR	1,901	22,004
Signature Bank*	115	17,273
Standard Chartered PLC (United Kingdom)*	1,341	10,936
SVB Financial Group*	117	20,084
Svenska Handelsbanken AB (Sweden) (Class A Stock)	4,606	63,795
TCF Financial Corp.	957	18,748
Texas Capital Bancshares, Inc.*	30	2,352
Turkiye Garanti Bankasi A/S (Turkey)	8,377	18,066
United Overseas Bank Ltd. (Singapore)	1,800	25,288
US Bancorp	2,569	131,970
Van Lanschot NV (Netherlands)	289	6,075
Webster Financial Corp.	60	3,257
Wells Fargo & Co.	4,308	237,414

		2,150,740

Beverages — 0.6%
Anheuser-Busch InBev SA/NV (Belgium)	27	2,858
Baron de Ley (Spain)*	32	4,033
Coca-Cola Co. (The)	326	13,516
Constellation Brands, Inc. (Class A Stock)	89	13,645
Diageo PLC (United Kingdom)	1,003	26,028
Dr. Pepper Snapple Group, Inc.	457	41,436
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	400	19,150
Molson Coors Brewing Co. (Class B Stock)	111	10,801
Monster Beverage Corp.*	106	4,700
PepsiCo, Inc.	1,084	113,419

		249,586

Biotechnology — 1.4%
Abcam PLC (United Kingdom)	1,363	12,868
ACADIA Pharmaceuticals, Inc.*	295	8,508
Alexion Pharmaceuticals, Inc.*	565	69,128
Alkermes PLC*	183	10,171
Alnylam Pharmaceuticals, Inc.*	173	6,477
Anavex Life Sciences Corp.*	595	2,356
Biogen, Inc.*	230	65,223
BioMarin Pharmaceutical, Inc.*	164	13,586
Bluebird Bio, Inc.*	84	5,183
Celgene Corp.*	580	67,135
CSL Ltd. (Australia)	146	10,559
Eagle Pharmaceuticals, Inc.*	45	3,570
Genus PLC (United Kingdom)	209	4,628
Gilead Sciences, Inc.	354	25,350
Grifols SA (Spain)	390	7,742

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Grifols SA (Spain), ADR	3,594	$57,756
Incyte Corp.*	160	16,043
Ionis Pharmaceuticals, Inc.*	142	6,792
Juno Therapeutics, Inc.*	160	3,016
Neurocrine Biosciences, Inc.*	314	12,152
Radius Health, Inc.*	125	4,754
Recro Pharma, Inc.*	487	3,925
Regeneron Pharmaceuticals, Inc.*	4	1,468
Sarepta Therapeutics, Inc.*	85	2,332
Seattle Genetics, Inc.*	171	9,024
Shire PLC	787	44,937
Shire PLC, ADR	137	23,342
TESARO, Inc.*	105	14,120
United Therapeutics Corp.*	93	13,339
Vertex Pharmaceuticals, Inc.*	491	36,172

		561,656

Building Products — 0.5%
Assa Abloy AB (Sweden) (Class B Stock)	450	8,327
DIRTT Environmental Solutions (Canada)*	279	1,303
Johnson Controls International PLC	4,169	171,721
Lindab International AB (Sweden)	559	4,468
Reliance Worldwide Corp. Ltd. (Australia)*	883	2,037
Sanwa Holdings Corp. (Japan)	1,300	12,364
Tarkett SA (France)	150	5,380
Tyman PLC (United Kingdom)	1,648	5,612

		211,212

Capital Markets — 3.2%
Ameriprise Financial, Inc.	771	85,535
Avanza Bank Holding AB (Sweden)	207	8,370
Banca Generali SpA (Italy)	314	7,468
Bank of New York Mellon Corp. (The)	4,296	203,544
BlackRock, Inc.	24	9,133
BT Investment Management Ltd. (Australia)	908	6,936
CBOE Holdings, Inc.	414	30,590
Charles Schwab Corp. (The)	1,852	73,098
CME Group, Inc.	79	9,113
GAM Holding AG (Switzerland)*	1,723	19,940
Goldman Sachs Group, Inc. (The)	12	2,873
Intercontinental Exchange, Inc.	1,123	63,360
Intermediate Capital Group PLC (United Kingdom)	657	5,657
Intertrust NV (Netherlands), 144A	323	5,679
Investec PLC (South Africa)	5,455	35,777
IP Group PLC (United Kingdom)*	1,644	3,606
Julius Baer Group Ltd. (Switzerland)*	818	36,239
Legg Mason, Inc.	200	5,982
Morgan Stanley	6,286	265,584
Northern Trust Corp.	303	26,982
Partners Group Holding AG (Switzerland)	22	10,299
Rathbone Brothers PLC (United Kingdom)	132	3,217
Raymond James Financial, Inc.	262	18,149
S&P Global, Inc.	226	24,304
Saigon Securities, Inc. (Vietnam)	3,773	3,241
SEI Investments Co.	324	15,993
State Street Corp.	2,061	160,181
TD Ameritrade Holding Corp.	3,246	141,526
Vostok New Ventures Ltd. (Sweden), SDR*	801	6,533

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Waddell & Reed Financial, Inc. (Class A Stock)	299	$5,833

		1,294,742

Chemicals — 1.7%
Agrium, Inc. (Canada)	13	1,307
Air Liquide SA (France)	264	29,357
Air Products & Chemicals, Inc.	399	57,384
Air Water, Inc. (Japan)	1,200	21,616
Akzo Nobel NV (Netherlands)	47	2,937
Ashland Global Holdings, Inc.	617	67,432
Calgon Carbon Corp.	577	9,809
Celanese Corp. (Class A Stock)	300	23,621
CF Industries Holdings, Inc.	399	12,561
Corbion NV (Netherlands)	59	1,578
Croda International PLC (United Kingdom)	108	4,248
E.I. du Pont de Nemours & Co.	767	56,298
Ecolab, Inc.	146	17,114
Evonik Industries AG (Germany)	24	715
Flotek Industries, Inc.*	160	1,502
Fufeng Group Ltd. (China)*(g)	16,000	7,822
GCP Applied Technologies, Inc.*	141	3,772
Incitec Pivot Ltd. (Australia)	8,945	23,146
JSR Corp. (Japan)	1,500	23,611
Kansai Paint Co. Ltd. (Japan)	500	9,197
Koninklijke DSM NV (Netherlands)	484	29,005
Linde AG (Germany)	181	29,691
Mosaic Co. (The)	50	1,467
Nihon Parkerizing Co. Ltd. (Japan)	400	4,678
Nippon Shokubai Co. Ltd. (Japan)	500	31,139
Nippon Soda Co. Ltd. (Japan)	1,000	4,691
Orion Engineered Carbons SA (Luxembourg)	64	1,206
PolyOne Corp.	54	1,730
PPG Industries, Inc.	63	5,970
Praxair, Inc.	274	32,110
RPM International, Inc.	1,564	84,190
Sherwin-Williams Co. (The)	33	8,868
Sumitomo Seika Chemicals Co. Ltd. (Japan)	200	7,833
Syngenta AG (Switzerland)	48	18,965
Taiyo Holdings Co. Ltd. (Japan)	200	7,754
Umicore SA (Belgium)	56	3,186
Valvoline, Inc.	70	1,505
Victrex PLC (United Kingdom)	991	23,565
WR Grace & Co.	242	16,369
Yara International ASA (Norway)	20	787

		689,736

Commercial Services & Supplies — 0.4%
Aqua Metals, Inc.*	673	8,823
ARC Document Solutions, Inc.*	759	3,856
Brambles Ltd. (Australia)	2,207	19,695
Copart, Inc.*	60	3,325
Downer EDI Ltd. (Australia)	5,760	25,221
Edenred (France)	272	5,386
Healthcare Services Group, Inc.	454	17,783
KAR Auction Services, Inc.	320	13,638
Prosegur Cia de Seguridad SA (Spain)	972	6,066

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Rollins, Inc.	207	$6,992
Serco Group PLC (United Kingdom)*	5,386	9,502
Stericycle, Inc.*	354	27,272
Waste Connections, Inc. (Canada)	341	26,799

		174,358

Communications Equipment — 0.5%
Brocade Communications Systems, Inc.	1,397	17,449
Cisco Systems, Inc.	3,620	109,396
Harris Corp.	311	31,868
Lumentum Holdings, Inc.*	135	5,218
Palo Alto Networks, Inc.*	104	13,005
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	2,621	15,362
Viavi Solutions, Inc.*	673	5,505

		197,803

Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV	198	6,287
Dycom Industries, Inc.*	145	11,642
Granite Construction, Inc.	73	4,015
SPIE SA (France)	236	4,967
Valmont Industries, Inc.	10	1,409

		28,320

Construction Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	1,500	4,059
Fletcher Building Ltd. (New Zealand)	2,361	17,348
James Hardie Industries PLC (Ireland)	641	10,118
Martin Marietta Materials, Inc.	56	12,406
Siam Cement PCL (The) (Thailand), NVDR	250	3,457
U.S. Concrete, Inc.*	169	11,070
Vulcan Materials Co.	252	31,538

		89,996

Consumer Finance — 0.3%
Ally Financial, Inc.	644	12,249
American Express Co.	356	26,372
Credit Saison Co. Ltd. (Japan)	2,400	42,710
Credito Real SAB de CV SOFOM ER (Mexico)	1,402	1,854
SLM Corp.*	1,299	14,315
Synchrony Financial	1,195	43,343

		140,843

Containers & Packaging — 0.6%
Amcor Ltd. (Australia)	2,973	31,998
Ball Corp.	1,584	118,911
Bemis Co., Inc.	114	5,451
Berry Plastics Group, Inc.*	214	10,428
Crown Holdings, Inc.*	216	11,355
Graphic Packaging Holding Co.	350	4,367
Huhtamaki OYJ (Finland)	153	5,670
International Paper Co.	820	43,509
Orora Ltd. (Australia)	1,164	2,503
Packaging Corp. of America	165	13,995
Vidrala SA (Spain)	43	2,216

		250,403

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Distributors — 0.1%
Educational Development Corp.	717	$7,134
Paltac Corp. (Japan)	400	9,434
Weyco Group, Inc.	303	9,484

		26,052

Diversified Consumer Services — 0.1%
Benesse Holdings, Inc. (Japan)	1,400	38,465
Service Corp. International	391	11,104
TAL Education Group (China), ADR*	97	6,805

		56,374

Diversified Financial Services — 0.1%
Banca Mediolanum SpA (Italy)	3,090	22,165
Cerved Information Solutions SpA (Italy)	451	3,738
FirstRand Ltd. (South Africa)	2,597	10,021
GT Capital Holdings, Inc. (Philippines)	155	3,953
Japan Securities Finance Co. Ltd. (Japan)	1,400	7,614

		47,491

Diversified Telecommunication Services — 0.9%
ATN International, Inc.	193	15,465
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	12,766	24,215
Nippon Telegraph & Telephone Corp. (Japan)	2,500	105,238
SBA Communications Corp. (Class A Stock)*	280	28,913
TDC A/S (Denmark)*	2,255	11,560
Telecom Italia SpA (Italy)*	15,206	11,036
Telefonica Brasil SA (Brazil), ADR	250	3,345
Telefonica Deutschland Holding AG (Germany)	12,202	52,156
Telefonica SA (Spain)	4,012	37,040
Verizon Communications, Inc.	1,425	76,067

		365,035

Electric Utilities — 1.6%
American Electric Power Co., Inc.	1,076	67,745
Edison International	1,050	75,590
EDP - Energias do Brasil SA (Brazil)	8,067	33,213
El Paso Electric Co.	261	12,137
Eversource Energy	219	12,095
Exelon Corp.	3,724	132,165
FirstEnergy Corp.	603	18,675
Great Plains Energy, Inc.	1,521	41,599
Iberdrola SA (Spain)	5,344	34,992
NextEra Energy, Inc.	643	76,813
PG&E Corp.	1,765	107,259
PNM Resources, Inc.	175	6,003
Portland General Electric Co.	70	3,033
Red Electrica Corp. SA (Spain)	64	1,206
Southern Co. (The)	40	1,968
Spark Energy, Inc. (Class A Stock)	247	7,484
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	829	5,283

		637,260

Electrical Equipment — 0.4%
Energy Focus, Inc.*	342	1,454
Gamesa Corp. Tecnologica SA (Spain)	49	991

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electrical Equipment (continued)
Kendrion NV (Netherlands)	172	$4,842
Legrand SA (France)	74	4,198
Mitsubishi Electric Corp. (Japan)	3,000	41,727
Prysmian SpA (Italy)	635	16,275
Schneider Electric SE (France)	897	62,313
Sensata Technologies Holding NV*	378	14,723
Vestas Wind Systems A/S (Denmark)	15	971

		147,494

Electronic Equipment, Instruments & Components — 0.6%
Cognex Corp.	261	16,605
Delta Electronics, Inc. (Taiwan)	1,052	5,172
Hexagon AB (Sweden) (Class B Stock)	1,100	39,178
Horiba Ltd. (Japan)	200	9,237
Keysight Technologies, Inc.*	818	29,914
Kyocera Corp. (Japan)	800	39,664
LRAD Corp.	2,359	4,034
Nippon Ceramic Co. Ltd. (Japan)	300	5,126
Oxford Instruments PLC (United Kingdom)	715	6,429
Pure Technologies Ltd. (Canada)	80	285
Renishaw PLC (United Kingdom)	115	3,575
Sinbon Electronics Co. Ltd. (Taiwan)	2,059	4,479
Sunny Optical Technology Group Co. Ltd. (China)	1,000	4,359
TE Connectivity Ltd.	977	67,687
Trimble, Inc.*	30	905
Venture Corp. Ltd. (Singapore)	800	5,449
Zebra Technologies Corp. (Class A Stock)*	92	7,890

		249,988

Energy Equipment & Services — 0.4%
Aker Solutions ASA (Norway)*	757	3,619
Baker Hughes, Inc.	347	22,545
Dril-Quip, Inc.*	268	16,093
Ensco PLC (Class A Stock)	200	1,943
FMC Technologies, Inc.*	139	4,939
Frank’s International NV	100	1,231
Halliburton Co.	144	7,789
John Wood Group PLC (United Kingdom)	346	3,736
Nabors Industries Ltd.	714	11,710
Oceaneering International, Inc.	393	11,087
Rowan Cos. PLC (Class A Stock)*	100	1,889
SBM Offshore NV (Netherlands)	435	6,811
Schlumberger Ltd.	229	19,225
Superior Energy Services, Inc.*	389	6,566
Tenaris SA (Luxembourg)	328	5,855
Tenaris SA (Luxembourg), ADR	110	3,928
US Silica Holdings, Inc.	105	5,951
Weatherford International PLC*	1,223	6,103
WorleyParsons Ltd. (Australia)*	871	6,063

		147,083

Equity Real Estate Investment Trusts (REITs) — 3.9%
Acadia Realty Trust	283	9,248
Alexandria Real Estate Equities, Inc.	113	12,558
American Campus Communities, Inc.	328	16,325
American Homes 4 Rent (Class A Stock)	752	15,777
American Tower Corp.	1,597	168,771
AvalonBay Communities, Inc.	310	54,917

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Axiare Patrimonio SOCIMI SA (Spain)	1,087	$15,808
Boston Properties, Inc.	252	31,697
Brookfield Canada Office Properties (Canada)	310	6,056
Camden Property Trust	203	17,066
Canadian Real Estate Investment Trust (Canada)	125	4,311
CapitaLand Mall Trust (Singapore)	6,230	8,081
Charter Hall Retail REIT (Australia)	1,377	4,196
Concentradora Fibra Danhos SA de CV (Mexico)*	5,240	7,935
CoreCivic, Inc.	346	8,463
Crown Castle International Corp.	949	82,345
DCT Industrial Trust, Inc.	243	11,635
Derwent London PLC (United Kingdom)	170	5,795
Douglas Emmett, Inc.	765	27,968
Duke Realty Corp.	433	11,500
EastGroup Properties, Inc.	73	5,390
Education Realty Trust, Inc.	204	8,629
Equinix, Inc.	24	8,578
Equity Commonwealth*	271	8,195
Equity Residential	783	50,394
Essex Property Trust, Inc.	153	35,573
Federal Realty Investment Trust	192	27,285
Fibra Uno Administracion SA de CV (Mexico)	7,700	11,767
First Potomac Realty Trust	1,177	12,912
Gecina SA (France)	363	50,137
General Growth Properties, Inc.	3,827	95,598
Great Portland Estates PLC (United Kingdom)	848	6,966
Healthcare Realty Trust, Inc.	358	10,855
Highwoods Properties, Inc.	161	8,213
Hoshino Resorts REIT, Inc. (Japan)	2	10,436
Host Hotels & Resorts, Inc.	534	10,061
InnSuites Hospitality Trust	1,547	3,481
Investors Real Estate Trust	2,294	16,356
Invincible Investment Corp. (Japan)	7	3,147
Iron Mountain, Inc.	342	11,108
Kilroy Realty Corp.	240	17,573
Kimco Realty Corp.	813	20,455
Klepierre (France)	255	10,006
Macerich Co. (The)	442	31,311
MGM Growth Properties LLC (Class A Stock)	239	6,049
Mitsui Fudosan Logistics Park, Inc. (Japan)*	3	8,543
Mori Hills REIT Investment Corp. (Japan)	10	13,505
Nippon Accommodations Fund, Inc. (Japan)	3	13,136
Nippon Prologis REIT, Inc. (Japan)	2	4,090
Paramount Group, Inc.	628	10,042
Park Hotels & Resorts, Inc.*	723	21,630
Pebblebrook Hotel Trust	156	4,641
Prologis, Inc.	914	48,250
PS Business Parks, Inc.	68	7,923
Public Storage	154	34,419
Ramco-Gershenson Properties Trust	620	10,280
Rayonier, Inc.	517	13,752
Regency Centers Corp.	491	33,854
RLJ Lodging Trust	1,053	25,788

COMMON STOCKS (continued)	Shares	Value (Note 2)
Equity Real Estate Investment Trusts (REITs) (continued)
Scentre Group (Australia)	4,729	$15,830
Shaftesbury PLC (United Kingdom)	1,004	11,241
Simon Property Group, Inc.	388	68,936
SL Green Realty Corp.	331	35,599
Sunstone Hotel Investors, Inc.	727	11,087
Taubman Centers, Inc.	250	18,483
Terreno Realty Corp.	199	5,670
Unibail-Rodamco SE (France)	36	8,579
Urban Edge Properties	774	21,293
VEREIT, Inc.	5,031	42,562
Vicinity Centres (Australia)	5,612	12,102
Vornado Realty Trust	333	34,755
Weingarten Realty Investors	352	12,598
Weyerhaeuser Co.	1,639	49,318

		1,598,833

Food & Staples Retailing — 1.2%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	342	15,507
BIM Birlesik Magazalar A/S (Turkey)	442	6,134
Booker Group PLC (United Kingdom)	1,112	2,404
Costco Wholesale Corp.	187	29,941
CP ALL PCL (Thailand)	14,900	26,005
CVS Health Corp.	211	16,650
GS Retail Co. Ltd. (South Korea)*	145	5,712
Koninklijke Ahold Delhaize NV (Netherlands)	1,739	36,629
Magnit PJSC (Russia), GDR, RegS	439	19,382
Majestic Wine PLC (United Kingdom)	1,422	5,538
PriceSmart, Inc.	103	8,601
Raia Drogasil SA (Brazil)	505	9,494
Rite Aid Corp.*	1,483	12,220
Seven & i Holdings Co. Ltd. (Japan)	1,100	41,832
Shoprite Holdings Ltd. (South Africa)	357	4,462
Sprouts Farmers Market, Inc.*	381	7,209
Walgreens Boots Alliance, Inc.	2,443	202,183
Wal-Mart de Mexico SAB de CV (Mexico)	5,300	9,485
Wal-Mart Stores, Inc.	614	42,440

		501,828

Food Products — 1.6%
BRF SA (Brazil)	282	4,181
Bunge Ltd.	715	51,652
China Mengniu Dairy Co. Ltd. (China)	16,000	30,679
CJ CheilJedang Corp. (South Korea)*	16	4,734
Edita Food Industries SAE (Egypt), GDR, 144A(g)	158	695
Edita Food Industries SAE (Egypt), GDR, RegS(g)	432	1,901
Flowers Foods, Inc.	627	12,521
General Mills, Inc.	361	22,299
Hain Celestial Group, Inc. (The)*	247	9,640
Ingredion, Inc.	30	3,749
J.M. Smucker Co. (The)	36	4,610
Kraft Heinz Co. (The)	18	1,572
Mayora Indah Tbk PT (Indonesia)(g)	67,500	8,236
McCormick & Co., Inc.	162	15,119
Mondelez International, Inc. (Class A Stock)	2,184	96,817
Nestle SA (Switzerland)	2,001	143,347
Pilgrim’s Pride Corp.	40	760

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Pinnacle Foods, Inc.	80	$4,276
Post Holdings, Inc.*	55	4,421
Sanderson Farms, Inc.	10	942
TreeHouse Foods, Inc.*	117	8,446
Tyson Foods, Inc. (Class A Stock)	3,097	191,023
Uni-President Enterprises Corp. (Taiwan)	6,507	10,729
Universal Robina Corp. (Philippines)	2,730	8,967
Zhou Hei Ya International Holdings Co. Ltd. (China), 144A*	14,000	12,277

		653,593

Gas Utilities — 0.3%
Atmos Energy Corp.	724	53,685
Enagas SA (Spain)	459	11,633
Gas Natural SDG SA (Spain)	539	10,140
National Fuel Gas Co.	188	10,648
ONE Gas, Inc.	30	1,919
WGL Holdings, Inc.	276	21,053

		109,078

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	957	36,758
Align Technology, Inc.*	179	17,207
Ambu A/S (Denmark) (Class B Stock)	208	8,339
Becton, Dickinson and Co.	1,164	192,700
BioMerieux (France)	33	4,925
C.R. Bard, Inc.	10	2,247
Cochlear Ltd. (Australia)	103	9,091
ConvaTec Group PLC (United Kingdom), 144A*	3,956	11,404
Cooper Cos., Inc. (The)	124	21,691
Danaher Corp.	3,057	237,957
DENTSPLY SIRONA, Inc.	861	49,706
DexCom, Inc.*	196	11,701
Eiken Chemical Co. Ltd. (Japan)	200	5,258
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,258	13,355
GN Store Nord A/S (Denmark)	771	15,945
Hologic, Inc.*	1,055	42,327
IDEXX Laboratories, Inc.*	26	3,049
Intuitive Surgical, Inc.*	112	71,027
LivaNova PLC (XLON)*	65	2,994
LivaNova PLC (XNGS)*	406	18,258
Medtronic PLC	2,088	148,728
Nakanishi, Inc. (Japan)	100	3,865
Nikkiso Co. Ltd. (Japan)	700	6,637
Olympus Corp. (Japan)	600	20,673
Osstem Implant Co. Ltd. (South Korea)*	102	5,115
ResMed, Inc.	172	10,673
Smith & Nephew PLC (United Kingdom)	1,994	29,929
Stryker Corp.	900	107,829
Teleflex, Inc.	57	9,186
West Pharmaceutical Services, Inc.	251	21,292
Wright Medical Group NV*	339	7,790

		1,147,656

Health Care Providers & Services — 2.0%
Acadia Healthcare Co., Inc.*	170	5,627
Aetna, Inc.	1,326	164,437

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
Amplifon SpA (Italy)	530	$5,047
Anthem, Inc.	436	62,684
Brookdale Senior Living, Inc.*	270	3,353
Cardinal Health, Inc.	12	864
Centene Corp.*	254	14,354
Cigna Corp.	296	39,483
Community Health Systems, Inc.*	173	967
Envision Healthcare Corp.*	97	6,139
Fresenius Medical Care AG & Co. KGaA (Germany)	49	4,142
Fresenius SE & Co. KGaA (Germany)	499	38,928
Georgia Healthcare Group PLC (Georgia), 144A*(g)	1,605	7,054
HCA Holdings, Inc.*	1,167	86,381
Henry Schein, Inc.*	21	3,186
Humana, Inc.	142	28,972
Integrated Diagnostics Holdings PLC (Egypt), 144A(g)	985	3,324
McKesson Corp.	232	32,584
Miraca Holdings, Inc. (Japan)	600	26,836
Molina Healthcare, Inc.*	33	1,791
Odontoprev SA (Brazil)	1,100	4,258
Primary Health Care Ltd. (Australia)	5,047	14,826
Quorum Health Corp.*	267	1,941
UnitedHealth Group, Inc.	1,416	226,617
WellCare Health Plans, Inc.*	92	12,611

		796,406

Health Care Technology
athenahealth, Inc.*	99	10,412
Veeva Systems, Inc. (Class A Stock)*	90	3,663

		14,075

Hotels, Restaurants & Leisure — 1.3%
Alsea SAB de CV (Mexico)	1,100	3,142
Aramark	128	4,572
Bloomin’ Brands, Inc.	708	12,765
Carnival Corp.	554	28,841
Denny’s Corp.*	1,210	15,524
Domino’s Pizza, Inc.	15	2,389
Hilton Grand Vacations, Inc.*	344	8,949
Hilton Worldwide Holdings, Inc.*	1,207	67,200
Jack in the Box, Inc.	30	3,349
Las Vegas Sands Corp.	1,044	55,760
Marriott International, Inc. (Class A Stock)	924	76,396
McDonald’s Corp.	90	10,955
MGM Resorts International*	2,291	66,050
Nathan’s Famous, Inc.*	135	8,762
Norwegian Cruise Line Holdings Ltd.*	1,332	56,650
Paddy Power Betfair PLC (Ireland)	59	6,278
Royal Caribbean Cruises Ltd.	204	16,736
Skylark Co. Ltd. (Japan)	600	7,912
Starbucks Corp.	301	16,712
Vail Resorts, Inc.	40	6,452
William Hill PLC (United Kingdom)	6,707	23,956
Yum! Brands, Inc.	533	33,755

		533,105

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables — 0.3%
Cairn Homes PLC (Ireland)*	3,753	$5,327
DFS Furniture PLC (United Kingdom)	1,676	4,693
Haier Electronics Group Co. Ltd. (Hong Kong)	4,000	6,275
Hangzhou Robam Appliances Co. Ltd. (China) (Class A Stock)	1,100	5,805
Hanssem Co. Ltd. (South Korea)*	37	6,083
Lennar Corp. (Class A Stock)	411	17,644
MDC Holdings, Inc.	544	13,959
Panasonic Corp. (Japan)	1,400	14,199
Skyline Corp.*	375	5,798
Suofeiya Home Collection Co. Ltd. (China) (Class A Stock)(g)	1,000	7,767
Tempur Sealy International, Inc.*	109	7,443
UCP, Inc. (Class A Stock)*	653	7,869

		102,862

Household Products — 0.2%
Colgate-Palmolive Co.	193	12,630
Procter & Gamble Co. (The)	264	22,197
Reckitt Benckiser Group PLC (United Kingdom)	312	26,429
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	1,250	35,183

		96,439

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	2,508	29,143
Calpine Corp.*	632	7,224
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	5,000	3,885
Dynegy, Inc.*	254	2,149
Electric Power Development Co. Ltd. (Japan)	300	6,885
Huaneng Renewables Corp. Ltd. (China) (Class H Stock)	10,000	3,233
NRG Energy, Inc.	2,374	29,105

		81,624

Industrial Conglomerates — 1.4%
Beijing Enterprises Holdings Ltd. (China)	500	2,354
Carlisle Cos., Inc.	17	1,875
CK Hutchison Holdings Ltd. (Hong Kong)	8,736	98,616
DCC PLC (United Kingdom)	149	11,075
General Electric Co.	5,975	188,809
Honeywell International, Inc.	674	78,083
Jardine Matheson Holdings Ltd. (Hong Kong)	600	33,150
Roper Technologies, Inc.	740	135,479
SM Investments Corp. (Philippines)	627	8,255

		557,696

Insurance — 3.3%
AIA Group Ltd. (Hong Kong)	24,200	135,565
American International Group, Inc.	1,053	68,771
Aon PLC	499	55,653
Aviva PLC (United Kingdom)	13,113	78,110
BB Seguridade Participacoes SA (Brazil)	2,500	21,738
Chubb Ltd.	487	64,342
CNA Financial Corp.	547	22,701

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
CNO Financial Group, Inc.	675	$12,926
Direct Line Insurance Group PLC (United Kingdom)	4,124	18,769
First American Financial Corp.	347	12,711
FNF Group	483	16,403
Korean Reinsurance Co. (South Korea)*	443	4,178
Markel Corp.*	22	19,899
Marsh & McLennan Cos., Inc.	2,626	177,491
MetLife, Inc.	1,383	74,530
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	49	9,255
Old Republic International Corp.	557	10,583
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	2,000	9,936
Progressive Corp. (The)	535	18,993
Prudential PLC (United Kingdom)	3,008	60,032
RenaissanceRe Holdings Ltd. (Bermuda)	45	6,130
RSA Insurance Group PLC (United Kingdom)	6,601	47,602
Sampo OYJ (Finland) (Class A Stock)	991	44,300
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)*	82	18,220
Sanlam Ltd. (South Africa)	1,686	7,712
Tokio Marine Holdings, Inc. (Japan)	2,100	85,980
Unico American Corp.*	535	5,751
Willis Towers Watson PLC	365	44,632
XL Group Ltd. (Ireland)	3,051	113,680
Zurich Insurance Group AG (Switzerland)	239	65,682

		1,332,275

Internet & Direct Marketing Retail — 2.3%
Amazon.com, Inc.*	690	517,410
Ctrip.com International Ltd. (China), ADR*	878	35,119
Interpark Corp. (South Korea)*(g)	232	1,958
Netflix, Inc.*	524	64,871
Priceline Group, Inc. (The)*	208	304,940
Shop Apotheke Europe NV (Netherlands), 144A*	108	3,070
Takkt AG (Germany)	224	5,062
Vipshop Holdings Ltd. (China), ADR*	433	4,767
Yoox Net-A-Porter Group SpA (Italy)*	529	14,959

		952,156

Internet Software & Services — 3.2%
58.com, Inc. (China), ADR*	533	14,923
AfreecaTV Co. Ltd. (South Korea)*	272	5,535
Alibaba Group Holding Ltd. (China), ADR*	1,521	133,559
Alphabet, Inc. (Class A Stock)*	149	118,075
Alphabet, Inc. (Class C Stock)*	366	282,486
Baidu, Inc. (China), ADR*	275	45,213
Cornerstone OnDemand, Inc.*	85	3,596
CoStar Group, Inc.*	20	3,770
Facebook, Inc. (Class A Stock)*	2,673	307,529
GrubHub, Inc.*	20	752
Just Eat PLC (United Kingdom)*	1,501	10,786
Kakaku.com, Inc. (Japan)	300	4,957
Mail.Ru Group Ltd. (Russia), GDR, RegS*	264	4,844
MercadoLibre, Inc. (Argentina)	290	45,281
NAVER Corp. (South Korea)*	54	34,580

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Pandora Media, Inc.*	461	$6,011
Scout24 AG (Germany), 144A*	544	19,389
Shopify, Inc. (Canada)*	142	6,102
Takeaway.Com Holding BV (Netherlands), 144A*	222	5,493
Tencent Holdings Ltd. (China)	6,900	167,305
Twitter, Inc.*	405	6,602
VeriSign, Inc.*	262	19,930
Yahoo Japan Corp. (Japan)	7,800	29,874
Yandex NV (Russia) (Class A Stock)*	178	3,583
YY, Inc. (China), ADR*	180	7,096
Zillow Group, Inc. (Class A Stock)*	128	4,666
Zillow Group, Inc. (Class C Stock)*	176	6,419

		1,298,356

IT Services — 2.6%
Accenture PLC (Class A Stock)	510	59,736
Amadeus IT Group SA (Spain) (Class A Stock)	963	43,676
Automatic Data Processing, Inc.	498	51,184
Black Knight Financial Services, Inc. (Class A Stock)*	383	14,477
Booz Allen Hamilton Holding Corp.	278	10,027
CoreLogic, Inc.*	50	1,842
CSG Systems International, Inc.	255	12,341
EPAM Systems, Inc.*	240	15,434
Fidelity National Information Services, Inc.	707	53,477
Fiserv, Inc.*	642	68,232
FleetCor Technologies, Inc.*	140	19,813
Gartner, Inc.*	29	2,931
Global Payments, Inc.	21	1,458
Helios & Matheson Analytics, Inc.*	745	2,459
Indra Sistemas SA (Spain)*	1,407	15,389
Infosys Ltd. (India), ADR	3,221	47,767
Jack Henry & Associates, Inc.	202	17,934
Mastercard, Inc. (Class A Stock)	1,956	201,957
PayPal Holdings, Inc.*	2,209	87,189
Paysafe Group PLC (Isle of Man)*	1,637	7,479
Sabre Corp.	748	18,663
Travelport Worldwide Ltd.	200	2,819
TravelSky Technology Ltd. (China) (Class H Stock)	4,000	8,383
Visa, Inc. (Class A Stock)	3,512	274,006
WEX, Inc.*	72	8,035
Wirecard AG (Germany)	551	23,642

		1,070,350

Leisure Products — 0.3%
Brunswick Corp.	374	20,398
Mattel, Inc.	2,487	68,517
Polaris Industries, Inc.	116	9,557
Smith & Wesson Holding Corp.*	323	6,809
Thule Group AB (Sweden), 144A	457	7,135

		112,416

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	1,854	84,468
Charles River Laboratories International, Inc.*	59	4,495

COMMON STOCKS (continued)	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Eurofins Scientific SE (Luxembourg)	24	$10,225
Illumina, Inc.*	1	128
INC Research Holdings, Inc. (Class A Stock)*	212	11,151
Quintiles IMS Holdings, Inc.*	160	12,168
Tecan Group AG (Switzerland)	88	13,724
Thermo Fisher Scientific, Inc.	1,297	183,007

		319,366

Machinery — 1.2%
Aalberts Industries NV (Netherlands)	193	6,253
AGCO Corp.	61	3,529
CLARCOR, Inc.	50	4,124
Colfax Corp.*	197	7,078
FANUC Corp. (Japan)	100	16,729
Flowserve Corp.	634	30,464
Fortive Corp.	1,391	74,599
Fujitec Co. Ltd. (Japan)	1,000	11,697
GEA Group AG (Germany)	849	34,071
Graco, Inc.	301	25,010
Illinois Tool Works, Inc.	564	69,067
Lincoln Electric Holdings, Inc.	215	16,484
Manitex International, Inc.*	880	6,037
METAWATER Co. Ltd. (Japan)	300	7,093
Middleby Corp. (The)*	170	21,898
Miura Co. Ltd. (Japan)	300	4,551
Mueller Water Products, Inc. (Class A Stock)	200	2,662
Nabtesco Corp. (Japan)	300	6,954
Norma Group SE (Germany)	252	10,734
Obara Group, Inc. (Japan)	300	13,353
Oshkosh Corp.	209	13,503
PACCAR, Inc.	192	12,269
Pentair PLC (United Kingdom)	305	17,101
Sandvik AB (Sweden)	420	5,181
SFS Group AG (Switzerland)*	81	6,608
Spirax-Sarco Engineering PLC (United Kingdom)	103	5,301
Stabilus SA (Germany)	121	6,500
Sulzer AG (Switzerland)	44	4,529
Trinity Industries, Inc.	428	11,881
VAT Group AG (Switzerland), 144A*	100	8,332
WABCO Holdings, Inc.*	188	19,956
Wabtec Corp.	203	16,853
Watts Water Technologies, Inc. (Class A Stock)	61	3,977

		504,378

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	9	14,346
Kirby Corp.*	166	11,039
SITC International Holdings Co. Ltd. (China)	10,000	6,067

		31,452

Media — 2.3%
A.H. Belo Corp. (Class A Stock)	1,091	6,928
Aimia, Inc. (Canada)	2,307	15,257
Altice NV (Netherlands) (Class A Stock)*	1,406	27,825

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Ascential PLC (United Kingdom)	2,826	$9,388
Astro Malaysia Holdings Bhd (Malaysia)	24,200	14,013
BEC World PCL (Thailand)(g)	6,000	2,781
Charter Communications, Inc. (Class A Stock)*	122	35,126
Comcast Corp. (Class A Stock)	3,394	234,356
CTS Eventim AG & Co. KGaA (Germany)	218	6,865
CyberAgent, Inc. (Japan)	600	14,773
Daiichikosho Co. Ltd. (Japan)	100	3,947
DISH Network Corp. (Class A Stock)*	62	3,592
Ebiquity PLC (United Kingdom)(g)	1,631	1,996
Eutelsat Communications SA (France)	699	13,517
Havas SA (France)	471	3,966
Huntsworth PLC (United Kingdom)	2,468	1,154
Liberty Broadband Corp. (Class A Stock)*	10	725
Liberty Broadband Corp. (Class C Stock)*	50	3,704
Liberty Global PLC (United Kingdom) (Class A Stock)*	639	19,547
Liberty Global PLC (United Kingdom) (Class C Stock)*	3,542	105,197
Liberty Global PLC LiLAC (United Kingdom) (Class A Stock)*	121	2,657
Liberty Global PLC LiLAC (United Kingdom) (Class C Stock)*	678	14,353
Liberty Media Corp.-SiriusXM*	379	12,856
Major Cineplex Group PCL (Thailand)	3,600	3,292
Naspers Ltd. (South Africa) (Class N Stock)	37	5,402
Omnicom Group, Inc.	597	50,811
Publicis Groupe SA (France)	322	22,187
Sirius XM Holdings, Inc.	6,768	30,118
Sky PLC (United Kingdom)	3,107	37,877
Surya Citra Media Tbk PT (Indonesia)	16,300	3,371
Tele Columbus AG (Germany), 144A*	1,087	9,037
Time Warner, Inc.	343	33,110
Twenty-First Century Fox, Inc. (Class B Stock)	1,708	46,543
Walt Disney Co. (The)	618	64,408
WPP PLC (United Kingdom)	2,229	49,603
YouGov PLC (United Kingdom)(g)	2,039	6,282

		916,564

Metals & Mining — 2.0%
Acerinox SA (Spain)	181	2,392
Agnico Eagle Mines Ltd. (Canada)	391	16,421
Alrosa PJSC (Russia)	1,700	2,704
Anglo American PLC (United Kingdom)*	1,451	20,501
AngloGold Ashanti Ltd. (South Africa)*	832	8,839
Antofagasta PLC (Chile)	999	8,271
ArcelorMittal (Luxembourg)*	1,998	14,680
Barrick Gold Corp. (Canada)	2,406	38,448
BHP Billiton Ltd. (Australia)	2,644	47,367
BHP Billiton PLC (Australia)	1,788	28,471
Boliden AB (Sweden)	470	12,208
Centamin PLC (United Kingdom)	1,308	2,214
Cia de Minas Buenaventura SAA (Peru), ADR	818	9,227
First Quantum Minerals Ltd. (Canada)	924	9,187
Fortescue Metals Group Ltd. (Australia)	1,971	8,237
Franco-Nevada Corp. (Canada)	372	22,243

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Franco-Nevada Corp. (Canada)	122	$7,291
Freeport-McMoRan, Inc.*	616	8,125
Fresnillo PLC (Mexico)	867	12,879
Glencore PLC (Switzerland)*	9,586	32,390
Gold Resource Corp.	561	2,440
Goldcorp, Inc. (Canada)	1,358	18,469
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	4,330	11,758
Hitachi Metals Ltd. (Japan)	3,000	40,390
Hyundai Steel Co. (South Korea)*	22	1,035
Impala Platinum Holdings Ltd. (South Africa)*	2,076	6,387
Independence Group NL (Australia)	636	1,951
Industrias Penoles SAB de CV (Mexico)	390	7,230
JFE Holdings, Inc. (Japan)	200	3,024
Kinross Gold Corp. (Canada)*	2,500	7,775
Kobe Steel Ltd. (Japan)*	200	1,902
Korea Zinc Co. Ltd. (South Korea)*	15	5,900
Lundin Mining Corp. (Canada)*	928	4,423
Maruichi Steel Tube Ltd. (Japan)	100	3,250
Mitsubishi Materials Corp. (Japan)	200	6,117
MMC Norilsk Nickel PJSC (Russia), ADR	2,064	34,655
Newcrest Mining Ltd. (Australia)	1,003	14,382
Newmont Mining Corp.	1,026	34,956
Nippon Steel & Sumitomo Metal Corp. (Japan)	700	15,504
Nisshin Steel Co. Ltd. (Japan)	700	8,598
Norsk Hydro ASA (Norway)	1,228	5,861
Nucor Corp.	328	19,523
OceanaGold Corp. (Australia)	760	2,213
Petra Diamonds Ltd. (South Africa)*	5,909	11,343
POSCO (South Korea)	69	14,650
Randgold Resources Ltd. (United Kingdom)	225	17,286
Reliance Steel & Aluminum Co.	190	15,113
Rio Tinto Ltd. (United Kingdom)	439	18,807
Rio Tinto PLC (United Kingdom)	1,199	45,776
Royal Gold, Inc.	67	4,244
Severstal PJSC (Russia), GDR, RegS	246	3,739
Sibanye Gold Ltd. (South Africa)	2,296	4,123
Silver Wheaton Corp. (Canada)	765	14,780
South32 Ltd. (Australia)	20,506	40,367
Southern Copper Corp. (Peru)	440	14,054
Sumitomo Metal Mining Co. Ltd. (Japan)	1,000	12,758
Teck Resources Ltd. (Canada) (Class B Stock)	287	5,749
thyssenkrupp AG (Germany)	357	8,481
Turquoise Hill Resources Ltd. (Canada)*	1,100	3,553
Vale SA (Brazil), ADR	2,246	17,115
voestalpine AG (Austria)	120	4,692
Western Areas Ltd. (Australia)*	581	1,276
Worthington Industries, Inc.	37	1,755
Yamana Gold, Inc. (Canada)	1,543	4,336

		833,835

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	742	13,453
Annaly Capital Management, Inc.	1,251	12,472
Apollo Commercial Real Estate Finance, Inc.	900	14,957

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mortgage Real Estate Investment Trusts (REITs) (continued)
Cherry Hill Mortgage Investment Corp.	757	$13,770
CYS Investments, Inc.	1,317	10,180
Ellington Residential Mortgage REIT	914	11,891
MTGE Investment Corp.	739	11,602
Sutherland Asset Management Corp.	1,144	15,387

		103,712

Multiline Retail — 0.5%
Dollar General Corp.	1,518	112,438
Lojas Renner SA (Brazil)	3,120	22,211
Matahari Department Store Tbk PT (Indonesia)	3,600	4,030
Next PLC (United Kingdom)	584	35,826
SACI Falabella (Chile)	655	5,182
Woolworths Holdings Ltd. (South Africa)	1,768	9,148

		188,835

Multi-Utilities — 0.3%
DTE Energy Co.	637	62,751
National Grid PLC (United Kingdom)	2,424	28,322
NiSource, Inc.	269	5,956
Sempra Energy	283	28,481
WEC Energy Group, Inc.	283	16,598

		142,108

Oil, Gas & Consumable Fuels — 3.5%
Advantage Oil & Gas Ltd. (Canada)*	647	4,395
Apache Corp.	59	3,745
ARC Resources Ltd. (Canada)	280	4,819
Birchcliff Energy Ltd. (Canada)*	200	1,396
Cairn Energy PLC (United Kingdom)*	244	709
Canadian Natural Resources Ltd. (Canada) (NYSE)	1,094	34,877
Canadian Natural Resources Ltd. (Canada) (TSX)	940	29,958
Centennial Resource Development, Inc. (Class A Stock)*	155	3,057
Cheniere Energy, Inc.*	18	746
Chevron Corp.	832	97,926
Cimarex Energy Co.	119	16,172
CNOOC Ltd. (China)	3,000	3,728
Comstock Resources, Inc.*	200	1,969
Concho Resources, Inc.*	110	14,585
Continental Resources, Inc.*	59	3,041
Diamondback Energy, Inc.*	146	14,755
Encana Corp. (Canada)	2,357	27,671
Energen Corp.*	159	9,170
EOG Resources, Inc.	522	52,774
EQT Corp.	857	56,048
Exxon Mobil Corp.	2,207	199,204
Gulfport Energy Corp.*	414	8,959
Hess Corp.	340	21,179
HollyFrontier Corp.	108	3,538
Inpex Corp. (Japan)	1,600	15,993
Kelt Exploration Ltd. (Canada)*	670	3,378
Koninklijke Vopak NV (Netherlands)	108	5,095
Kosmos Energy Ltd.*	1,773	12,429
Lundin Petroleum AB (Sweden)*	135	2,926
Marathon Petroleum Corp.	1,470	74,015

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co.*	222	$5,719
Occidental Petroleum Corp.	1,803	128,428
Painted Pony Petroleum Ltd. (Canada)*	193	1,325
Parsley Energy, Inc. (Class A Stock)*	160	5,638
Peyto Exploration & Development Corp. (Canada)	276	6,827
Pioneer Natural Resources Co.	74	13,325
PrairieSky Royalty Ltd. (Canada)	20	476
Rice Energy, Inc.*	240	5,124
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	1,705	48,988
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	467	10,890
SM Energy Co.	250	8,620
Southwestern Energy Co.*	250	2,705
Spectra Energy Corp.	2,013	82,714
Statoil ASA (Norway)	251	4,581
Suncor Energy, Inc. (Canada)	146	4,773
Targa Resources Corp.	247	13,849
Torchlight Energy Resources, Inc.*	2,500	2,950
TOTAL SA (France)	2,015	103,354
TOTAL SA (France), ADR	2,343	119,423
Tourmaline Oil Corp. (Canada)*	372	9,949
TransCanada Corp. (Canada)	1,567	70,750
Western Refining, Inc.	60	2,271
Woodside Petroleum Ltd. (Australia)	1,290	28,894
World Fuel Services Corp.	171	7,851

		1,417,681

Paper & Forest Products — 0.1%
Daio Paper Corp. (Japan)	800	8,446
Louisiana-Pacific Corp.*	306	5,793
TFS Corp. Ltd. (Australia)	6,573	7,862

		22,101

Personal Products — 0.2%
AMOREPACIFIC Group (South Korea)*	29	3,187
Beiersdorf AG (Germany)	99	8,386
Coty, Inc. (Class A Stock)	1,105	20,233
Hengan International Group Co. Ltd. (China)	1,500	10,986
LG Household & Health Care Ltd. (South Korea)*	60	42,570
Nu Skin Enterprises, Inc. (Class A Stock)	102	4,874
Oriflame Holding AG (Switzerland)*	191	5,759

		95,995

Pharmaceuticals — 3.4%
Akorn, Inc.*	191	4,170
Allergan PLC*	277	58,173
Aspen Pharmacare Holdings Ltd. (South Africa)	354	7,293
Astellas Pharma, Inc. (Japan)	6,100	84,627
AstraZeneca PLC (United Kingdom), ADR	1,295	35,379
Bayer AG (Germany)	1,123	116,998
Bristol-Myers Squibb Co.	806	47,103
Chugai Pharmaceutical Co. Ltd. (Japan)	700	20,079
CSPC Pharmaceutical Group Ltd. (China)	10,000	10,648
Daiichi Sankyo Co. Ltd. (Japan)	700	14,293

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Dr. Reddy’s Laboratories Ltd. (India), ADR	131	$5,932
Durect Corp.*	3,430	4,596
Eli Lilly & Co.	125	9,194
GlaxoSmithKline PLC (United Kingdom), ADR	1,650	63,542
Horizon Pharma PLC*	267	4,320
Johnson & Johnson	395	45,508
Laboratorios Farmaceuticos Rovi SA (Spain)	411	5,336
Mallinckrodt PLC*	225	11,210
Merck & Co., Inc.	2,481	146,056
Merck KGaA (Germany)	179	18,638
Novartis AG (Switzerland)	1,271	92,432
Otsuka Holdings Co. Ltd. (Japan)	600	26,136
Pfizer, Inc.	7,160	232,557
Roche Holding AG (Switzerland)	671	152,956
Sanofi (France)	634	51,269
Sino Biopharmaceutical Ltd. (Hong Kong)	16,000	11,220
Teva Pharmaceutical Industries Ltd. (Israel), ADR	822	29,798
Tong Ren Tang Technologies Co. Ltd. (China) (Class H Stock)	4,000	7,402
Zoetis, Inc.	1,552	83,079

		1,399,944

Professional Services — 0.5%
Capita PLC (United Kingdom)	4,054	26,508
CBIZ, Inc.*	674	9,234
DKSH Holding AG (Switzerland)	149	10,228
Equifax, Inc.	387	45,755
Exova Group PLC (United Kingdom)	2,522	5,891
Experian PLC (Ireland)	3,978	77,021
IHS Markit Ltd.*	553	19,582
ManpowerGroup, Inc.	156	13,864
Temp Holdings Co. Ltd. (Japan)	500	7,732
TransUnion*	50	1,547

		217,362

Real Estate Management & Development — 0.8%
Alexander & Baldwin, Inc.	112	5,025
Altus Group Ltd. (Canada)	170	3,919
BR Malls Participacoes SA (Brazil)*	2,436	8,944
Brasil Brokers Participacoes SA (Brazil)*	2,500	1,214
Cheung Kong Property Holdings Ltd. (Hong Kong)	6,368	38,889
China Overseas Land & Investment Ltd. (China)	10,000	26,312
Emaar Malls PJSC (United Arab Emirates)	4,490	3,205
Emaar Properties PJSC (United Arab Emirates)	8,343	16,176
Hongkong Land Holdings Ltd. (Hong Kong)	5,300	33,549
Hufvudstaden AB (Sweden) (Class A Stock)	327	5,160
Hysan Development Co. Ltd. (Hong Kong)	1,000	4,124
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,050	8,604
Inmobiliaria Colonial SA (Spain)	695	4,810
Jones Lang LaSalle, Inc.	173	17,480
Mitsubishi Estate Co. Ltd. (Japan)	1,000	19,865

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Multiplan Empreendimentos Imobiliarios SA (Brazil)	350	$6,386
Nexity SA (France)*	48	2,245
PSP Swiss Property AG (Switzerland)	424	36,620
Realogy Holdings Corp.	461	11,862
SOHO China Ltd. (China)*	9,000	4,418
Sun Hung Kai Properties Ltd. (Hong Kong)	3,000	37,777
Tokyo Tatemono Co. Ltd. (Japan)	300	4,005
UNITE Group PLC (The) (United Kingdom)	676	5,051
Wharf Holdings Ltd. (The) (Hong Kong)	1,000	6,624

		312,264

Road & Rail — 0.4%
Canadian Pacific Railway Ltd. (Canada) (NYSE)	143	20,416
Canadian Pacific Railway Ltd. (Canada) (TSX)	189	26,965
ComfortDelGro Corp. Ltd. (Singapore)	7,900	13,424
Hertz Global Holdings, Inc.*	84	1,811
J.B. Hunt Transport Services, Inc.	114	11,066
Kansas City Southern	198	16,800
Landstar System, Inc.	50	4,265
Norfolk Southern Corp.	42	4,539
Old Dominion Freight Line, Inc.*	102	8,751
Union Pacific Corp.	406	42,094

		150,131

Semiconductors & Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc.*	1,332	15,105
Analog Devices, Inc.	305	22,149
Applied Materials, Inc.	540	17,426
ASM Pacific Technology Ltd. (Hong Kong)	200	2,115
ASML Holding NV (Netherlands)	271	30,371
Broadcom Ltd. (Singapore)	176	31,112
Cree, Inc.*	374	9,870
Cypress Semiconductor Corp.	833	9,530
Eo Technics Co. Ltd. (South Korea)*	66	4,896
Integrated Device Technology, Inc.*	521	12,275
IQE PLC (United Kingdom)*	19,315	9,016
KLA-Tencor Corp.	69	5,429
LEENO Industrial, Inc. (South Korea)	90	3,228
Marvell Technology Group Ltd. (Bermuda)	1,087	15,077
Maxim Integrated Products, Inc.	60	2,314
Microchip Technology, Inc.	581	37,271
Microsemi Corp.*	159	8,581
NXP Semiconductors NV (Netherlands)*	1,358	133,098
QUALCOMM, Inc.	832	54,246
QuickLogic Corp.*	2,145	2,982
SK Hynix, Inc. (South Korea)	221	8,132
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	18,000	100,823
Texas Instruments, Inc.	1,446	105,515
Xilinx, Inc.	320	19,318

		659,879

Software — 2.4%
Activision Blizzard, Inc.	71	2,564
ANSYS, Inc.*	239	22,105
Aspen Technology, Inc.*	23	1,258

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
CDK Global, Inc.	293	$17,489
Computer Modelling Group Ltd. (Canada)	204	1,384
Descartes Systems Group, Inc. (The) (Canada)*	299	6,376
DuzonBizon Co. Ltd. (South Korea)*	234	4,149
Electronic Arts, Inc.*	272	21,423
Ellie Mae, Inc.*	120	10,042
Fortinet, Inc.*	476	14,337
Guidewire Software, Inc.*	295	14,552
Intuit, Inc.	265	30,372
Microsoft Corp.	8,194	509,175
Mobileye NV*	192	7,319
MYOB Group Ltd. (Australia)	1,497	3,942
Playtech PLC (United Kingdom)	1,147	11,669
PTC, Inc.*	269	12,447
Red Hat, Inc.*	754	52,554
salesforce.com, Inc.*	1,443	98,788
ServiceNow, Inc.*	844	62,743
Splunk, Inc.*	184	9,412
Synopsys, Inc.*	281	16,540
Tableau Software, Inc. (Class A Stock)*	214	9,020
WANdisco PLC (United Kingdom)*	471	1,159
Workday, Inc. (Class A Stock)*	249	16,456

		957,275

Specialty Retail — 1.7%
AutoZone, Inc.*	60	47,387
Burlington Stores, Inc.*	196	16,611
Dick’s Sporting Goods, Inc.	166	8,815
Dufry AG (Switzerland)*	74	9,211
Greencross Ltd. (Australia)	952	4,705
Hikari Tsushin, Inc. (Japan)	200	18,618
Home Depot, Inc. (The)	850	113,967
Kingfisher PLC (United Kingdom)	3,896	16,786
L Brands, Inc.	548	36,080
Lowe’s Cos., Inc.	1,760	125,171
Maisons du Monde SA (France), 144A*	381	10,047
Michaels Cos., Inc. (The)*	326	6,667
Mr. Price Group Ltd. (South Africa)	288	3,341
Murphy USA, Inc.*	58	3,565
O’Reilly Automotive, Inc.*	264	73,500
Pets at Home Group PLC (United Kingdom)	1,707	5,035
Ross Stores, Inc.	1,266	83,050
Signet Jewelers Ltd.	229	21,586
Sports Direct International PLC (United Kingdom)*	3,429	11,754
Tractor Supply Co.	444	33,660
VT Holdings Co. Ltd. (Japan)	1,200	5,909
XXL ASA (Norway), 144A	910	10,325
Yellow Hat Ltd. (Japan)	300	6,473

		672,263

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.	2,163	250,519
Catcher Technology Co. Ltd. (Taiwan)	3,000	20,735
NCR Corp.*	235	9,532
Quanta Computer, Inc. (Taiwan)	2,000	3,727
Samsung Electronics Co. Ltd. (South Korea)	65	96,740

COMMON STOCKS (continued)	Shares	Value (Note 2)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	174	$11,823
Xaar PLC (United Kingdom)	777	3,828

		396,904

Textiles, Apparel & Luxury Goods — 0.4%
Brunello Cucinelli SpA (Italy)	220	4,710
Burberry Group PLC (United Kingdom)	2,620	48,284
Carter’s, Inc.	281	24,276
Coach, Inc.	468	16,389
Forward Industries, Inc.*	3,808	4,684
Hanesbrands, Inc.	396	8,542
Kate Spade & Co.*	336	6,273
Lululemon Athletica, Inc.*	84	5,459
Luthai Textile Co. Ltd. (China) (Class B Stock)(g)	6,300	7,557
Moncler SpA (Italy)	313	5,439
NIKE, Inc. (Class B Stock)	196	9,963
Pacific Textiles Holdings Ltd. (Hong Kong)	6,000	6,503
Samsonite International SA	7,800	22,203
Skechers U.S.A., Inc. (Class A Stock)*	195	4,793
Ted Baker PLC (United Kingdom)	226	7,833

		182,908

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.*	749	7,632
Waterstone Financial, Inc.	820	15,088

		22,720

Tobacco — 1.4%
Altria Group, Inc.	286	19,339
British American Tobacco PLC (United Kingdom)	1,803	102,186
Japan Tobacco, Inc. (Japan)	2,800	91,906
KT&G Corp. (South Korea)	443	37,057
Philip Morris International, Inc.	3,413	312,255

		562,743

Trading Companies & Distributors — 0.4%
Ahlsell AB (Sweden), 144A*	657	3,750
Beacon Roofing Supply, Inc.*	40	1,843
Brenntag AG (Germany)	348	19,289
HD Supply Holdings, Inc.*	120	5,101
Herc Holdings, Inc.*	173	6,948
Huttig Building Products, Inc.*	500	3,305
IMCD Group NV (Netherlands)	213	9,075
NOW, Inc.*	424	8,679
Rexel SA (France)	625	10,269
Sumitomo Corp. (Japan)	7,500	88,046
Watsco, Inc.	20	2,962

		159,267

Transportation Infrastructure — 0.1%
DP World Ltd. (United Arab Emirates)	2,087	36,543

Water Utilities — 0.1%
American States Water Co.	421	19,181
California Water Service Group	403	13,662
United Utilities Group PLC (United Kingdom)	61	676

		33,519

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 0.4%
Sarana Menara Nusantara Tbk PT (Indonesia)*(g)	71,400	$18,979
Shenandoah Telecommunications Co.	366	9,992
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	3,500	4,698
TIM Participacoes SA (Brazil), ADR	1,639	19,340
T-Mobile US, Inc.*	356	20,474
Vodafone Group PLC (United Kingdom)	19,329	47,567
Vodafone Group PLC (United Kingdom), ADR	1,860	45,440

		166,490

TOTAL COMMON STOCKS (cost $28,829,737)		30,613,066

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Banco Bradesco SA (Brazil) (PRFC)	897	7,992
Itau Unibanco Holding SA (Brazil) (PRFC)	3,647	37,930

		45,922

Electric Utilities — 0.1%
NextEra Energy, Inc., CVT, 6.123%	532	26,057

Machinery
Marcopolo SA (Brazil) (PRFC)	7,400	6,230

Multi-Utilities
DTE Energy Co., 6.500%	50	2,649

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	5	5,920

TOTAL PREFERRED STOCKS (cost $71,242)		86,778

	Units
RIGHTS*
Pharmaceuticals
Dyax Corp. CVR^(g) (cost $0)	146	162

	Shares
UNAFFILIATED FUNDS — 9.5%
T. Rowe Price Emerging Markets Bond Fund	109,354	1,341,773
T. Rowe Price Institutional Floating Rate Fund	133,085	1,341,493
T. Rowe Price Institutional High Yield Fund	131,835	1,166,737

TOTAL UNAFFILIATED FUNDS (cost $3,840,000)		3,850,003

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc., expiring 10/11/21 (cost $155)	51	426

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
ASSET-BACKED SECURITIES — 0.5%
Non-Residential Mortgage-Backed Securities
Ally Auto Receivables Trust, Series 2015-1, Class A4
1.750%	05/15/20	5		$5,017
Ally Master Owner Trust, Series 2015-3, Class A
1.630%	05/15/20	15		14,982
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class A3
1.540%	03/09/20	10		10,009
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A3, 144A
1.610%	10/13/20	—	(r)	481
Series 2015-2A, Class A3, 144A
1.930%	03/11/19	15		15,047
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A1
2.260%	03/15/23	5		5,007
Series 2015-2, Class A1
2.250%	07/17/23	5		4,991
Capital Auto Receivables Asset Trust, Series 2015-3, Class A4
2.130%	05/20/20	10		10,043
Series 2015-4, Class A4
2.010%	07/20/20	15		15,021
CarMax Auto Owner Trust, Series 2015-3, Class A4
1.980%	02/16/21	5		5,024
CNH Equipment Trust, Series 2015-C, Class A3
1.660%	11/16/20	15		15,027
Ford Credit Auto Owner Trust, Series 2015-C, Class A4
1.740%	02/15/21	5		5,007
GM Financial Automobile Leasing Trust, Series 2015-3, Class A4
1.810%	11/20/19	15		15,010
John Deere Owner Trust, Series 2014-B, Class A3
1.070%	11/15/18	3		2,810
Series 2015-A, Class A4
1.650%	12/15/21	5		5,013
Series 2016-B, Class A3
1.250%	06/15/20	5		4,976
SMART Trust (Australia), Series 2015-3US, Class A3A
1.660%	08/14/19	15		14,964
SunTrust Auto Receivables Trust, Series 2015-1A, Class A4, 144A
1.780%	01/15/21	10		9,984
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A4
1.690%	12/15/20	15		15,020
World Omni Auto Receivables Trust, Series 2015-B, Class A4
1.840%	01/17/22	15		14,995

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Residential Mortgage-Backed Securities (continued)
Series 2016-A, Class A3
1.770%	09/15/21	10	$10,010

TOTAL ASSET-BACKED SECURITIES (cost $198,471)			198,438

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
CD Mortgage Trust, Series 2016-CD2, Class A4
3.526%(c)	11/10/49	10	10,282
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4
3.778%	09/10/58	10	10,419
Commercial Mortgage Trust, Series 2014-CR20, Class A1
1.324%	11/10/47	6	6,433
Series 2015-CR24, Class A5
3.696%	08/10/48	10	10,380
Series 2015-LC21, Class A4
3.708%	07/10/48	10	10,382
FHLMC Multifamily Structured Pass-Through Certificates, Series K716, Class A1(g)
2.413%	08/25/47	8	7,727
GS Mortgage Securities Trust, Series 2015-GC32, Class A4
3.764%	07/10/48	10	10,446
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class AS
4.243%(c)	04/15/47	10	10,586
Series 2014-C22, Class A1
1.451%	09/15/47	6	5,741
Series 2015-C30, Class A5
3.822%	07/15/48	10	10,423
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B
4.464%(c)	08/15/47	10	10,416
Series 2015-C24, Class AS
4.036%(c)	05/15/48	10	10,313
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4
3.664%	09/15/58	10	10,344
Series 2015-NXS2, Class A5
3.767%(c)	07/15/58	10	10,413
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS
4.176%	05/15/47	10	10,536

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $143,221)			144,841

CORPORATE OBLIGATIONS — 2.6%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes
3.750%	02/15/23	10	10,079

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Advertising (continued)
Omnicom Group, Inc., Gtd. Notes
3.600%	04/15/26	10	$9,897
3.650%	11/01/24	5	5,029

			25,005

Aerospace & Defense
Harris Corp., Sr. Unsec’d. Notes
4.854%	04/27/35	10	10,506

Agriculture
Reynolds American, Inc., Gtd. Notes
2.300%	06/12/18	5	5,032

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates
3.700%	10/01/26	4	4,383
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates
3.375%	05/01/27	9	9,153
Delta Air Lines 2015-1 Class B Pass-Through Trust, Pass-Through Certificates
4.250%	01/30/25	9	9,513
United Airlines 2014-1 Class B Pass-Through Trust, Pass-Through Certificates
4.750%	10/11/23	4	4,304

			27,353

Auto Manufacturers — 0.1%
Ford Motor Co., Sr. Unsec’d. Notes
4.750%	01/15/43	10	9,494
General Motors Co., Sr. Unsec’d. Notes
4.000%	04/01/25	5	4,899
General Motors Financial Co., Inc., Gtd. Notes
3.100%	01/15/19	5	5,053
Nissan Motor Acceptance Corp. (Japan), Sr. Unsec’d. Notes, 144A
1.950%	09/12/17	5	5,014
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN
1.450%	01/12/18	10	10,003

			34,463

Banks — 0.5%
Bank of America Corp., Sr. Unsec’d. Notes
2.650%	04/01/19	20	20,211
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	10	9,867
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN
1.300%	07/14/17	5	5,002
Bank of Nova Scotia (The) (Canada), Sr. Unsec’d. Notes
1.300%	07/21/17	5	5,001

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Banks (continued)
BB&T Corp., Sr. Unsec’d. Notes, MTN
2.250%	02/01/19	10	$10,078
Citigroup, Inc., Sr. Unsec’d. Notes
2.150%	07/30/18	5	5,017
Sub. Notes
4.450%	09/29/27	10	10,158
4.600%	03/09/26	10	10,336
Fifth Third Bancorp, Sub. Notes
4.300%	01/16/24	10	10,272
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.625%	01/31/19	5	5,054
Sr. Unsec’d. Notes, GMTN
7.500%	02/15/19	10	11,086
Sub. Notes
5.150%	05/22/45	5	5,258
JPMorgan Chase & Co., Sr. Unsec’d. Notes
1.625%	05/15/18	5	4,994
2.750%	06/23/20	10	10,090
Sub. Notes
3.375%	05/01/23	10	9,964
KeyCorp, Sr. Unsec’d. Notes, MTN
2.900%	09/15/20	10	10,119
Morgan Stanley, Sr. Unsec’d. Notes
4.300%	01/27/45	5	4,983
Sr. Unsec’d. Notes, MTN
2.125%	04/25/18	10	10,040
2.625%	11/17/21	10	9,880
State Street Corp., Sr. Unsec’d. Notes
2.550%	08/18/20	10	10,101
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, GMTN
1.750%	07/23/18	10	10,016
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	10	10,289

			197,816

Beverages
PepsiCo, Inc., Sr. Unsec’d. Notes
3.100%	07/17/22	5	5,137

Biotechnology — 0.1%
Biogen, Inc., Sr. Unsec’d. Notes
3.625%	09/15/22	5	5,132
Celgene Corp., Sr. Unsec’d. Notes
2.300%	08/15/18	5	5,031
3.550%	08/15/22	10	10,256

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Biotechnology (continued)
Gilead Sciences, Inc., Sr. Unsec’d. Notes
3.250%	09/01/22	5	$5,104

			25,523

Chemicals
Valspar Corp. (The), Sr. Unsec’d. Notes
3.950%	01/15/26	5	4,999

Commercial Services
Ecolab, Inc., Sr. Unsec’d. Notes
2.700%	11/01/26	5	4,761
George Washington University (The), Unsec’d. Notes
4.300%	09/15/44	5	4,908
Transurban Finance Co. Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	5,089

			14,758

Computers — 0.1%
Apple, Inc., Sr. Unsec’d. Notes
3.200%	05/13/25	10	10,042
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes
2.450%	10/05/17	15	15,083

			25,125

Containers & Packaging
Packaging Corp. of America, Sr. Unsec’d. Notes
3.650%	09/15/24	5	5,021

Diversified Financial Services — 0.1%
American Express Credit Corp., Sr. Unsec’d. Notes
2.125%	07/27/18	10	10,064
Discover Financial Services, Sr. Unsec’d. Notes
3.750%	03/04/25	5	4,888
General Electric Co., Sr. Unsec’d. Notes
1.625%	04/02/18	10	10,033
Sr. Unsec’d. Notes, GMTN
2.200%	01/09/20	15	15,049
Raymond James Financial, Inc., Sr. Unsec’d. Notes
3.625%	09/15/26	5	4,876

			44,910

Electric — 0.1%
Appalachian Power Co., Sr. Unsec’d. Notes
4.450%	06/01/45	10	10,218
Dominion Resources, Inc., Sr. Unsec’d. Notes
2.500%	12/01/19	5	5,053

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Electric (continued)
Eversource Energy, Sr. Unsec’d. Notes
1.600%	01/15/18	5	$4,989
Exelon Generation Co. LLC, Sr. Unsec’d. Notes
5.200%	10/01/19	5	5,359
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	10,347
Kentucky Utilities Co., First Mortgage
4.375%	10/01/45	10	10,419
Southern Co. (The), Sr. Unsec’d. Notes
1.300%	08/15/17	5	4,997

			51,382

Electronics — 0.1%
Agilent Technologies, Inc., Sr. Unsec’d. Notes
3.875%	07/15/23	10	10,288
Arrow Electronics, Inc., Sr. Unsec’d. Notes
4.000%	04/01/25	5	4,872
Keysight Technologies, Inc., Sr. Unsec’d. Notes
3.300%	10/30/19	5	5,077

			20,237

Forest Products & Paper
International Paper Co., Sr. Unsec’d. Notes
5.000%	09/15/35	10	10,566

Hand/Machine Tools
Stanley Black & Decker, Inc., Sub. Notes
2.451%	11/17/18	10	10,086

Healthcare – Services
Catholic Health Initiatives, Sec’d. Notes
2.950%	11/01/22	10	9,729

Healthcare-Products
Danaher Corp., Sr. Unsec’d. Notes
2.400%	09/15/20	5	5,011
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes
2.400%	02/01/19	10	10,076

			15,087

Healthcare-Services — 0.1%
AHS Hospital Corp., Unsec’d. Notes
5.024%	07/01/45	5	5,332
Anthem, Inc., Sr. Unsec’d. Notes
4.650%	01/15/43	15	15,058

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Healthcare-Services (continued)
Ascension Health, Sr. Unsec’d. Notes
3.945%	11/15/46	10	$9,548
Humana, Inc., Sr. Unsec’d. Notes
2.625%	10/01/19	5	5,040
Trinity Health Corp., Sec’d. Notes
4.125%	12/01/45	5	4,854
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
3.750%	07/15/25	5	5,176

			45,008

Home Furnishings
Whirlpool Corp., Sr. Unsec’d. Notes
1.650%	11/01/17	5	5,007

Housewares
Newell Brands, Inc., Sr. Unsec’d. Notes
3.900%	11/01/25	5	5,046

Insurance — 0.2%
American International Group, Inc., Sr. Unsec’d. Notes
2.300%	07/16/19	5	5,024
3.300%	03/01/21	5	5,121
Aon PLC, Gtd. Notes
3.875%	12/15/25	5	5,096
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
2.750%	03/15/23	15	14,944
Liberty Mutual Group, Inc., Gtd. Notes, 144A
4.850%	08/01/44	5	4,931
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes
2.350%	09/10/19	10	10,056
3.300%	03/14/23	5	5,081
New York Life Global Funding, Sec’d. Notes, 144A
1.500%	10/24/19	15	14,799
Principal Financial Group, Inc., Gtd. Notes
3.400%	05/15/25	10	9,936

			74,988

Internet
Priceline Group, Inc. (The), Sr. Unsec’d. Notes
3.650%	03/15/25	5	4,986

Machinery-Diversified
Roper Technologies, Inc., Sr. Unsec’d. Notes
3.800%	12/15/26	15	15,116

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes
4.908%	07/23/25	10	$10,539
NBCUniversal Media LLC, Gtd. Notes
5.150%	04/30/20	10	10,935
Thomson Reuters Corp., Sr. Unsec’d. Notes
3.350%	05/15/26	5	4,857
Time Warner Cable LLC, Sr. Sec’d. Notes
4.000%	09/01/21	10	10,269

			36,600

Mining — 0.1%
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes
2.125%	03/15/18	10	9,995
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes
5.875%	04/23/45	10	9,817

			19,812

Multiline Retail
AutoZone, Inc., Sr. Unsec’d. Notes
3.125%	04/21/26	5	4,812

Multi-National
European Investment Bank (Supranational Bank), Sr. Unsec’d. Notes
1.625%	12/15/20	10	9,856

Oil & Gas — 0.1%
Occidental Petroleum Corp., Sr. Unsec’d. Notes
3.400%	04/15/26	10	10,075
Petroleos Mexicanos (Mexico), Gtd. Notes
3.500%	07/23/20	10	9,788
6.625%	06/15/35	10	9,849
Shell International Finance BV (Netherlands), Gtd. Notes
3.250%	05/11/25	10	9,992

			39,704

Pharmaceuticals — 0.1%
AbbVie, Inc., Sr. Unsec’d. Notes
4.500%	05/14/35	10	9,825
Actavis Funding SCS, Gtd. Notes
3.450%	03/15/22	5	5,075
Baxalta, Inc., Gtd. Notes
2.000%	06/22/18	5	5,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Pharmaceuticals (continued)
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes
4.125%	11/15/25	5	$5,112

			25,012

Pipelines — 0.1%
Boardwalk Pipelines LP, Gtd. Notes
4.950%	12/15/24	5	5,134
Columbia Pipeline Group, Inc., Gtd. Notes
3.300%	06/01/20	5	5,093
Enbridge, Inc. (Canada), Sub. Notes
6.000%(c)	01/15/77	5	4,988
EQT Midstream Partners LP, Sr. Unsec’d. Notes
4.000%	08/01/24	5	4,931
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	5,039
Kinder Morgan, Inc., Gtd. Notes
2.000%	12/01/17	5	5,008
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes
3.600%	11/01/24	5	4,788
Spectra Energy Partners LP, Sr. Unsec’d. Notes
3.375%	10/15/26	15	14,347

			49,328

Real Estate
American Campus Communities Operating Partnership LP, Gtd. Notes
3.350%	10/01/20	5	5,083

Real Estate Investment Trusts (REITs) — 0.1%
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes
3.850%	02/01/25	5	4,924
Crown Castle International Corp., Sr. Unsec’d. Notes
3.700%	06/15/26	10	9,815
DDR Corp., Sr. Unsec’d. Notes
4.250%	02/01/26	10	10,056
Federal Realty Investment Trust, Sr. Unsec’d. Notes
2.550%	01/15/21	10	9,996
Forest City Realty Trust, Inc., Sr. Unsec’d. Notes
4.250%	08/15/18	4	4,375
Kilroy Realty LP, Gtd. Notes
4.250%	08/15/29	5	4,898
4.375%	10/01/25	5	5,132
Kimco Realty Corp., Sr. Unsec’d. Notes
3.400%	11/01/22	5	5,074

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP, Sr. Unsec’d. Notes
3.375%	10/01/24	5	$5,047

			59,317

Retail — 0.1%
CVS Health Corp., Sr. Unsec’d. Notes
3.500%	07/20/22	5	5,137
O’Reilly Automotive, Inc., Gtd. Notes
3.550%	03/15/26	5	4,967
QVC, Inc., Sr. Sec’d. Notes
4.850%	04/01/24	5	5,026
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes
1.750%	11/17/17	5	5,012

			20,142

Semiconductors & Semiconductor Equipment
QUALCOMM, Inc., Sr. Unsec’d. Notes
3.000%	05/20/22	10	10,133

Software — 0.1%
Microsoft Corp., Sr. Unsec’d. Notes
4.200%	11/03/35	10	10,523
Oracle Corp., Sr. Unsec’d. Notes
2.250%	10/08/19	10	10,121

			20,644

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes
1.400%	12/01/17	10	9,977
Verizon Communications, Inc., Sr. Unsec’d. Notes
2.625%	02/21/20	15	15,144
6.400%	09/15/33	15	18,098

			43,219

Transportation — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
3.050%	09/01/22	10	10,212
4.150%	04/01/45	10	10,141

			20,353

Trucking & Leasing
GATX Corp., Sr. Unsec’d. Notes
2.600%	03/30/20	5	4,938

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
CORPORATE OBLIGATIONS (continued)
Trucking & Leasing (continued)
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
3.200%	07/15/20		10	$10,111

				15,049

TOTAL CORPORATE OBLIGATIONS (cost $1,066,205)				1,071,950

FOREIGN GOVERNMENT BONDS — 0.1%
Poland Government International Bond (Poland), Sr. Unsec’d. Notes
3.250%	04/06/26		5	4,795
Province of British Columbia (Canada), Sr. Unsec’d. Notes
2.000%	10/23/22		10	9,786
Province of Ontario (Canada), Sr. Unsec’d. Notes
3.000%	07/16/18		10	10,227
Province of Quebec (Canada), Sr. Unsec’d. Notes
2.875%	10/16/24		10	10,051

TOTAL FOREIGN GOVERNMENT BONDS (cost $34,703)				34,859

MUNICIPAL BONDS — 0.1%
California — 0.1%
State of California, General Obligation Unlimited, BABS
7.625%	03/01/40		5	7,347
University of California, Revenue Bonds, Series J
4.131%	05/15/45		5	4,930

				12,277

Florida
State Board of Administration Finance Corp., Revenue Bonds
2.638%	07/01/21		5	5,019

South Carolina
South Carolina Public Service Authority, Revenue Bonds
2.388%	12/01/23		10	9,691

TOTAL MUNICIPAL BONDS (cost $27,278)				26,987

RESIDENTIAL MORTGAGE-BACKED SECURITIES
Fannie Mae Connecticut Avenue Securities, Series 2016-C07, Class 2M1
2.056%(c)	04/25/29	(x)	10	9,946
Seasoned Credit Risk Transfer Trust, Series 2016-1, Class M1, 144A^
3.000%(c)	09/25/55		10	9,253

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $19,190)				19,199

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (cost $19,925)
1.250%	08/17/21		20	$19,329

U.S. TREASURY OBLIGATIONS — 10.8%
U.S. Treasury Bonds
2.250%	08/15/46		35	29,429
2.500%	02/15/45		128	114,015
2.875%	08/15/45		30	28,869
3.000%	11/15/44		45	44,453
3.000%	05/15/45		55	54,257
3.125%	11/15/41		108	109,607
3.125%	02/15/43		18	17,732
3.125%	08/15/44	(k)	102	103,235
3.375%	05/15/44		5	5,302
3.500%	02/15/39		5	5,468
3.625%	08/15/43		50	55,447
4.500%	02/15/36		67	84,776
4.500%	05/15/38		55	69,468
5.375%	02/15/31		29	38,624
U.S. Treasury Inflation Indexed Bonds
0.625%	01/15/26		82	84,147
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/17		52	55,445
0.125%	04/15/18		375	395,681
0.125%	04/15/19		186	194,366
0.125%	04/15/20		537	560,023
0.125%	04/15/21		971	995,522
0.125%	07/15/22		8	8,430
0.125%	07/15/26		118	115,062
0.375%	07/15/25		68	68,933
0.625%	01/15/24		184	193,430
0.625%	02/15/43		5	4,813
0.750%	02/15/45		62	59,881
1.000%	02/15/46		49	49,992
1.125%	01/15/21		111	128,667
1.250%	07/15/20		31	36,287
2.125%	02/15/40		9	12,465
2.125%	02/15/41		5	6,870
2.625%	07/15/17		99	118,217
3.875%	04/15/29		30	59,904
U.S. Treasury Notes
0.875%	06/15/19		5	4,948
1.000%	03/15/19		30	29,841
1.125%	06/30/21		90	87,107
1.125%	07/31/21		45	43,499
1.125%	08/31/21		10	9,662
1.375%	02/29/20		5	4,976
1.375%	05/31/21		105	102,912
1.625%	11/15/22		10	9,732
1.750%	09/30/19		70	70,689
1.750%	10/31/20		80	80,159
2.250%	11/15/25		10	9,872
2.625%	11/15/20		8	8,269

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,400,163)				4,370,483

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $38,650,290)		$40,436,521

	Shares
SHORT-TERM INVESTMENTS — 1.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund(w)	468,683	468,683
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund(w)	89	89

TOTAL AFFILIATED MUTUAL FUNDS (cost $468,772)(Note 4)		468,772

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN — 100.7% (cost $39,119,062)		40,905,293

	Notional Amount (000)#
OPTION WRITTEN* — (0.2)%
Call Option
S&P 500 Index, expiring 02/17/17, Strike Price $2,245.00 (premiums received $55,953)	2	(56,001)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN — 100.5% (cost $39,063,109)		40,849,292
Liabilities in excess of other assets(z) — (0.5)%		(221,329)

NET ASSETS — 100.0%		$40,627,963

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $9,415 and 0.0% of net assets.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(x)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
1	2 Year U.S. Treasury Notes	Mar. 2017	$216,281	$216,688	$407
1	10 Year U.S. Treasury Notes	Mar. 2017	122,938	124,281	1,343
7	S&P 500 E-Mini Index	Mar. 2017	790,344	782,670	(7,674)

					(5,924)

Short Position:
3	5 Year U.S. Treasury Notes	Mar. 2017	350,781	352,992	(2,211)

					$(8,135)

U.S. Treasury Obligation with a market value of $95,239 has been segregated with Goldman Sachs & Co. to cover requirement for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound, Expiring 01/13/17	Bank of New York Mellon	GBP	24	$30,647	$29,836	$811
Japanese Yen, Expiring 01/13/17	Bank of New York Mellon	JPY	3,304	30,326	28,293	2,033

				$60,973	$58,129	$2,844

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$22,816,027	$7,797,039	$—
Preferred Stocks	80,858	5,920	—
Rights	—	—	162
Unaffiliated Funds	3,850,003	—	—
Warrant	426	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	198,438	—
Commercial Mortgage-Backed Securities	—	144,841	—
Corporate Obligations	—	1,071,950	—
Foreign Government Bonds	—	34,859	—
Municipal Bonds	—	26,987	—
Residential Mortgage-Backed Securities	—	9,946	9,253
U.S. Government Agency Obligation	—	19,329	—
U.S. Treasury Obligations	—	4,370,483	—
Affiliated Mutual Funds	468,772	—	—
Option Written	(56,001)	—	—
Other Financial Instruments*
Futures Contracts	(8,135)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	2,844	—

Total	$27,151,950	$13,682,636	$9,415

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

U.S. Treasury Obligations	10.8%
Unaffiliated Funds	9.5
Banks	5.9
Equity Real Estate Investment Trusts (REITs)	3.9
Insurance	3.5
Oil, Gas & Consumable Fuels	3.5
Pharmaceuticals	3.5
Capital Markets	3.2
Internet Software & Services	3.2
Health Care Equipment & Supplies	2.8
IT Services	2.6
Software	2.5
Media	2.4
Internet & Direct Marketing Retail	2.3
Health Care Providers & Services	2.0
Metals & Mining	2.0
Chemicals	1.7
Electric Utilities	1.7
Specialty Retail	1.7
Food Products	1.6
Semiconductors & Semiconductor Equipment	1.6
Biotechnology	1.5
Industrial Conglomerates	1.4
Tobacco	1.4
Aerospace & Defense	1.3
Hotels, Restaurants & Leisure	1.3
Affiliated Mutual Funds	1.2
Food & Staples Retailing	1.2
Machinery	1.2
Technology Hardware, Storage & Peripherals	1.0
Diversified Telecommunication Services	0.9
Airlines	0.8
Life Sciences Tools & Services	0.8
Real Estate Management & Development	0.8
Auto Components	0.6
Automobiles	0.6
Beverages	0.6
Containers & Packaging	0.6
Electronic Equipment, Instruments & Components	0.6
Building Products	0.5
Communications Equipment	0.5
Multiline Retail	0.5
Non-Residential Mortgage-Backed Securities	0.5
Professional Services	0.5

Commercial Mortgage-Backed Securities	0.4%
Commercial Services & Supplies	0.4
Electrical Equipment	0.4
Energy Equipment & Services	0.4
Road & Rail	0.4
Textiles, Apparel & Luxury Goods	0.4
Trading Companies & Distributors	0.4
Wireless Telecommunication Services	0.4
Consumer Finance	0.3
Gas Utilities	0.3
Household Durables	0.3
Leisure Products	0.3
Mortgage Real Estate Investment Trusts (REITs)	0.3
Multi-Utilities	0.3
Air Freight & Logistics	0.2
Construction Materials	0.2
Diversified Financial Services	0.2
Household Products	0.2
Independent Power & Renewable Electricity Producers	0.2
Personal Products	0.2
Advertising	0.1
Auto Manufacturers	0.1
Computers	0.1
Construction & Engineering	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Electric	0.1
Electronics	0.1
Foreign Government Bonds	0.1
Healthcare-Services	0.1
Marine	0.1
Mining	0.1
Municipal Bonds	0.1
Oil & Gas	0.1
Paper & Forest Products	0.1
Pipelines	0.1
Real Estate Investment Trusts (REITs)	0.1
Retail	0.1
Telecommunications	0.1
Thrifts & Mortgage Finance	0.1
Transportation	0.1
Transportation Infrastructure	0.1
Water Utilities	0.1

100.7
Option Written	(0.2)
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	—	$—		Due from/to broker — variation margin futures	$7,674	*
Equity contracts	Unaffiliated investments	588		Options written outstanding, at value	56,001
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,844		—	—
Interest rate contracts	Due from/to broker — variation margin futures	1,750	*	Due from/to broker — variation margin futures	2,211	*

Total		$5,182			$65,886

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Written	Futures	Forward Currency Contracts(2)	Total
Equity contracts	$(30)	$(98,014)	$122,607	$—	$24,563
Foreign exchange contracts	—	—	—	4,810	4,810
Interest contracts	—	—	(664)	—	(664)

Total	$(30)	$(98,014)	$121,943	$4,810	$28,709

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Warrants(3)	Options Written	Futures	Forward Currency Contracts(4)	Total
Equity contracts	$149	$271	$(1,775)	$(7,674)	$—	$(9,029)
Foreign exchange contracts	—	—	—	—	2,844	2,844
Interest rate contracts	—	—	—	(211)	—	(211)

Total	$149	$271	$(1,775)	$(7,885)	$2,844	$(6,396)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Written(2)	Futures Contracts — Long Positions(1)	Futures Contracts — Short Positions(1)	Forward Foreign Currency Exchange Contracts — Sold(3)
$7,000	$799,898	$119,953	$36,975

(1)	Value at Trade Date.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of New York Mellon	$2,844	$—	$—	$2,844

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of New York Mellon	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $38,650,290)	$40,436,521
Affiliated investments (cost $468,772)	468,772
Cash	36
Foreign currency, at value (cost $26,684)	26,800
Receivable for investments sold	205,751
Dividends and interest receivable	77,799
Tax reclaim receivable	7,390
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,844
Receivable from affiliate	767
Prepaid expenses	519
Receivable for fund share sold	149

Total Assets	41,227,348

LIABILITIES:
Payable for investments purchased	421,908
Accrued expenses and other liabilities	96,274
Options written outstanding, at value (premiums received $55,953)	56,001
Advisory fees payable	17,209
Due to broker-variation margin futures	3,201
Payable for fund share repurchased	3,059
Distribution fee payable	1,387
Affiliated transfer agent fee payable	346

Total Liabilities	599,385

NET ASSETS	$40,627,963

Net assets were comprised of:
Paid-in capital	$38,427,932
Retained earnings	2,200,031

Net assets, December 31, 2016	$40,627,963

Net asset value and redemption price per share, $40,627,963 / 3,646,489 outstanding shares of beneficial interest	$11.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $26,250, of which $2,151 is reimbursable by an affiliate)	$706,703
Interest income	114,239
Affiliated dividend income	2,472
Income from securities lending, net (including affiliated income of $190)	2,342

825,756

EXPENSES
Advisory fees	257,706
Distribution fee	87,954
Custodian and accounting fees	298,000
Audit fee	28,000
Trustees’ fees	9,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Insurance expenses	1,000
Miscellaneous	57,830

Total expenses	762,490
Less: advisory fee waivers and/or expense reimbursement	(413,878)

Net expenses	348,612

NET INVESTMENT INCOME (LOSS)	477,144

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $88)	(262,900)
Futures transactions	121,943
Options written transactions	(98,014)
Foreign currency transactions	1,395

(237,576)

Net change in unrealized appreciation (depreciation) on:
Investments	2,333,124
Futures	(7,885)
Options written	(1,775)
Foreign currencies	2,545

2,326,009

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	2,088,433

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,565,577

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$477,144	$297,102
Net realized gain (loss) on investment and foreign currency transactions	(237,576)	(151,743)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,326,009	(744,868)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,565,577	(599,509)

FUND SHARE TRANSACTIONS:
Fund share sold [1,281,649 and 2,377,903 shares, respectively]	13,692,275	25,285,626
Fund share repurchased [710,093 and 646,457 shares, respectively]	(7,538,617)	(6,755,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	6,153,658	18,529,890

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,719,235	17,930,381
NET ASSETS:
Beginning of year	31,908,728	13,978,347

End of year	$40,627,963	$31,908,728

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
LONG-TERM INVESTMENTS — 95.6%
ASSET-BACKED SECURITIES — 1.2%
Non-Residential Mortgage-Backed Securities
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2B
1.349%(c)	10/08/19		5,425	$5,436,606
Enterprise Fleet Financing LLC, Series 2015-2, Class A2, 144A
1.590%	02/22/21		342	341,968
First Investors Auto Owner Trust, Series 2016-2A, Class A1, 144A
1.530%	11/16/20		1,863	1,860,576
Ford Credit Floorplan Master Owner Trust, Series 2016-4, Class A
1.234%(c)	07/15/20		4,120	4,130,059
Kubota Credit Owner Trust, Series 2016-1A, Class A2, 144A
1.250%	04/15/19		1,880	1,876,096
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2A, 144A
1.820%	01/15/19		1,058	1,060,298
Series 2016-1A, Class A2B, 144A
1.754%(c)	01/15/19		1,058	1,060,854
Series 2016-2A, Class B, 144A
2.300%	11/15/19		930	930,765
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 144A
1.590%	05/20/25		1,180	1,174,810

TOTAL ASSET-BACKED SECURITIES (cost $17,868,615)				17,872,032

CORPORATE BONDS — 40.0%
Belgium — 0.6%
Anheuser-Busch InBev Finance, Inc., Gtd. Notes
3.300%	02/01/23		4,025	4,096,371
3.650%	02/01/26		2,225	2,258,798
4.700%	02/01/36		605	636,380
4.900%	02/01/46		965	1,043,040
Anheuser-Busch InBev SA, Gtd. Notes, EMTN, RegS
2.000%	03/17/28	EUR	1,500	1,668,968

				9,703,557

Canada — 0.6%
CDP Financial, Inc., Gtd. Notes, 144A
4.400%	11/25/19		4,525	4,827,329
Emera US Finance LP, Gtd. Notes, 144A
2.150%	06/15/19		1,105	1,103,173
3.550%	06/15/26		1,550	1,523,697
Fortis, Inc., Sr. Unsec’d. Notes, 144A
2.100%	10/04/21		1,260	1,217,809

				8,672,008

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Denmark — 0.5%
Danske Bank A/S, Sr. Unsec’d. Notes, 144A
2.000%	09/08/21		3,095	$3,009,371
Sr. Unsec’d. Notes, MTN, 144A
2.800%	03/10/21		2,200	2,215,605
Sub. Notes, EMTN, RegS
2.750%(c)	05/19/26	EUR	2,350	2,634,420

				7,859,396

France — 2.7%
Air Liquide Finance SA, Gtd. Notes, 144A
2.250%	09/27/23		1,610	1,532,962
3.500%	09/27/46		861	796,911
AXA SA, Sub. Notes, EMTN, RegS
3.375%(c)	07/06/47	EUR	1,425	1,523,807
Credit Agricole SA, Sr. Unsec’d. Notes, EMTN, RegS
2.375%	05/20/24	EUR	3,000	3,503,404
Danone SA, Sr. Unsec’d. Notes, 144A
2.589%	11/02/23		5,675	5,468,214
Sr. Unsec’d. Notes, EMTN, RegS
0.709%	11/03/24	EUR	6,700	6,957,088
Electricite de France SA, Sr. Unsec’d. Notes, 144A
1.150%	01/20/17		7,850	7,849,765
Sr. Unsec’d. Notes, EMTN, RegS
2.250%	04/27/21	EUR	2,300	2,622,578
RCI Banque SA, Sr. Unsec’d. Notes, EMTN, RegS
3.000%	05/09/19	GBP	2,275	2,925,549
Societe Generale SA, Sr. Unsec’d. Notes, MTN, 144A
2.500%	04/08/21		4,475	4,433,141
TOTAL SA, Jr. Sub. Notes, EMTN, RegS
2.625%(c)	12/29/49	EUR	2,250	2,226,363
3.875%(c)	12/29/49	EUR	100	111,055
Valeo SA, Sr. Unsec’d. Notes, EMTN, RegS
1.625%	03/18/26	EUR	1,300	1,409,585

				41,360,422

Germany — 1.4%
BMW Finance NV, Gtd. Notes, EMTN, RegS
1.750%	11/20/17	GBP	1,760	2,190,324
BMW US Capital LLC, Gtd. Notes, 144A
1.850%	09/15/21		4,700	4,538,456
2.000%	04/11/21		2,930	2,875,493
Daimler Finance North America LLC, Gtd. Notes, 144A
2.000%	07/06/21		4,725	4,588,032
Deutsche Telekom International Finance BV, Gtd. Notes, EMTN, RegS
3.250%	01/17/28	EUR	1,650	2,105,159

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Germany (continued)
HeidelbergCement AG, Gtd. Notes, EMTN, RegS
2.250%	06/03/24	EUR	2,000	$2,246,557
innogy Finance BV, Gtd. Notes, EMTN, RegS
3.000%	01/17/24	EUR	1,700	2,045,619
Talanx AG, Sr. Unsec’d. Notes, RegS
2.500%	07/23/26	EUR	1,000	1,204,298

				21,793,938

Hong Kong — 0.1%
Hutchison Whampoa International 14 Ltd., Sr. Unsec’d. Notes, RegS
3.625%	10/31/24		1,000	999,091

Ireland — 0.1%
AIB Mortgage Bank, Covered Bonds, EMTN, RegS
2.250%	03/26/21	EUR	750	859,302
Bank of Ireland Mortgage Bank, Covered Bonds, RegS
1.750%	03/19/19	EUR	1,275	1,394,604

				2,253,906

Israel — 0.1%
Teva Pharmaceutical Finance Netherlands III BV, Gtd. Notes
2.200%	07/21/21		1,750	1,674,202

Italy — 0.4%
FCA Capital Ireland PLC, Gtd. Notes, EMTN, RegS
2.625%	04/17/19	EUR	5,825	6,431,996

Japan — 0.2%
Nissan Motor Acceptance Corp., Unsec’d. Notes, MTN, 144A
1.900%	09/14/21		3,975	3,835,692

Mexico — 0.3%
Petroleos Mexicanos, Gtd. Notes
3.500%	01/30/23		780	716,040
4.875%	01/18/24		565	547,830
Gtd. Notes, MTN, RegS
6.875%	08/04/26		2,480	2,616,400

				3,880,270

Netherlands — 0.9%
Achmea Bank NV, Sr. Unsec’d. Notes, EMTN, RegS
2.750%	02/18/21	EUR	2,375	2,742,695
Achmea BV, Jr. Sub. Notes, EMTN, RegS
4.250%(c)	12/29/49	EUR	1,000	990,633
Sr. Unsec’d. Notes, EMTN, RegS
2.500%	11/19/20	EUR	1,265	1,445,165
ING Bank NV, Sub. Notes, EMTN, RegS
4.125%(c)	11/21/23		3,800	3,841,078

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
Netherlands (continued)
Koninklijke KPN NV, Sr. Unsec’d. Notes, GMTN, RegS
5.750%	09/17/29	GBP	1,200	$1,887,864
Shell International Finance BV, Gtd. Notes
3.250%	05/11/25		2,285	2,283,126

				13,190,561

Spain — 0.3%
Bankia SA, Covered Bonds, RegS
1.000%	09/25/25	EUR	900	944,027
1.125%	08/05/22	EUR	1,300	1,417,711
Iberdrola International BV, Gtd. Notes, EMTN, RegS
1.125%	04/21/26	EUR	1,100	1,154,003
Telefonica Emisiones SAU, Gtd. Notes, EMTN, RegS
1.460%	04/13/26	EUR	700	726,217
1.477%	09/14/21	EUR	1,000	1,091,671

				5,333,629

Sweden — 0.5%
Nordea Bank AB, Sr. Unsec’d. Notes, MTN, 144A
2.250%	05/27/21		3,900	3,838,844
Skandinaviska Enskilda Banken AB, Sr. Unsec’d. Notes, 144A
1.527%(c)	09/13/19		3,250	3,250,731

				7,089,575

Switzerland — 0.5%
Credit Suisse AG, Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,550	1,560,356
Demeter Investments BV for Swiss Re Ltd., Sub. Notes, RegS
5.750%(c)	08/15/50		1,475	1,478,835
Glencore Finance Europe SA, Gtd. Notes, EMTN, RegS
1.250%	03/17/21	EUR	1,675	1,768,389
Holcim Finance Luxembourg SA, Gtd. Notes, EMTN, RegS
1.375%	05/26/23	EUR	1,695	1,828,296
LafargeHolcim Finance US LLC, Gtd. Notes, 144A
3.500%	09/22/26		340	328,940
UBS Group Funding Jersey Ltd., Gtd. Notes, 144A
4.125%	09/24/25		965	983,593

				7,948,409

United Kingdom — 3.4%
BAT International Finance PLC, Gtd. Notes, 144A
2.125%	06/07/17		8,100	8,122,664
2.750%	06/15/20		5,025	5,051,879
Gtd. Notes, RegS, 144A
3.500%	06/15/22		2,100	2,152,368
3.950%	06/15/25		875	906,171

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United Kingdom (continued)
Gtd. Notes, EMTN, RegS
2.750%	03/25/25	EUR	775	$924,857
4.000%	11/23/55	GBP	1,675	2,459,462
BP Capital Markets PLC, Gtd. Notes
2.500%	11/06/22		3,800	3,724,714
2.750%	05/10/23		2,050	2,012,583
3.119%	05/04/26		870	849,701
3.561%	11/01/21		1,425	1,487,515
British Telecommunications PLC, Sr. Unsec’d. Notes, EMTN, RegS
1.125%	06/10/19	EUR	3,850	4,161,087
Imperial Brands Finance PLC, Gtd. Notes, 144A
3.500%	02/11/23		1,400	1,407,680
Gtd. Notes, RegS
3.500%	02/11/23		1,500	1,508,229
Gtd. Notes, EMTN, RegS
5.000%	12/02/19	EUR	1,875	2,252,574
Royal Bank of Scotland PLC (The), Sr. Unsec’d. Notes, EMTN, RegS
5.375%	09/30/19	EUR	3,675	4,396,406
Santander UK PLC, Covered Bonds, EMTN, RegS
5.125%	04/14/21	GBP	825	1,189,170
Sr. Unsec’d. Notes
2.350%	09/10/19		3,900	3,902,461
Scottish Widows Ltd., Sub. Notes, RegS
5.500%	06/16/23	GBP	350	465,116
Sky PLC, Gtd. Notes, EMTN, RegS
1.500%	09/15/21	EUR	2,055	2,252,937
Virgin Media Finance PLC, Gtd. Notes, 144A
5.750%	01/15/25		225	225,563
Gtd. Notes, MTN, RegS
4.500%	01/15/25	EUR	1,000	1,086,865
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes, MTN, RegS(g)
5.125%	01/15/25	GBP	150	188,984
WPP Finance SA, Gtd. Notes, EMTN, RegS
2.250%	09/22/26	EUR	2,000	2,303,691

				53,032,677

United States — 27.4%
Actavis Funding SCS, Gtd. Notes
3.450%	03/15/22		825	837,382
Actavis, Inc., Gtd. Notes
1.875%	10/01/17		5,470	5,480,453
Aetna, Inc., Sr. Unsec’d. Notes
2.800%	06/15/23		2,320	2,285,221
4.375%	06/15/46		1,400	1,405,806

Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Air Lease Corp., Sr. Unsec’d. Notes
3.375%	01/15/19			3,605	$3,666,126
Altria Group, Inc., Gtd. Notes
3.875%	09/16/46			765	706,013
4.000%	01/31/24			4,275	4,517,038
5.375%	01/31/44			3,625	4,187,317
American Honda Finance Corp., Sr. Unsec’d. Notes, MTN, 144A
7.625%	10/01/18			5,050	5,553,020
Anadarko Petroleum Corp., Sr. Unsec’d. Notes
4.850%	03/15/21	(a)		1,340	1,436,799
5.550%	03/15/26	(a)		915	1,024,123
6.450%	09/15/36			700	833,116
6.950%	06/15/19			835	926,390
Anthem, Inc., Sr. Unsec’d. Notes
3.125%	05/15/22			2,225	2,226,128
3.500%	08/15/24			2,900	2,891,767
AT&T, Inc., Sr. Unsec’d. Notes
3.000%	06/30/22			2,700	2,650,347
3.600%	02/17/23			75	75,639
3.950%	01/15/25			925	926,602
4.125%	02/17/26			1,400	1,417,592
Bank of America Corp., Sr. Unsec’d. Notes
5.750%	12/01/17			2,525	2,615,519
5.875%	01/05/21			1,950	2,171,081
Sr. Unsec’d. Notes, EMTN, RegS
2.375%	06/19/24		EUR	1,275	1,463,347
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26			1,925	1,899,344
Sr. Unsec’d. Notes, MTN
2.061%(c)	10/21/22			3,175	3,229,972
3.875%	08/01/25			875	889,727
Sub. Notes, EMTN
0.234%(c)	09/14/18		EUR	1,125	1,183,999
Sub. Notes, MTN
4.000%	01/22/25			2,250	2,252,826
4.200%	08/26/24			2,275	2,317,552
4.450%	03/03/26			4,400	4,534,367
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes
1.125%	03/16/27		EUR	1,825	1,884,362
2.750%	03/15/23			545	542,954
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes
5.150%	09/01/43			1,600	1,837,512
Capital One Bank USA NA, Sr. Unsec’d. Notes
1.200%	02/13/17			8,150	8,148,362
Capital One NA, Sr. Unsec’d. Notes
2.250%	09/13/21			4,100	4,000,411

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes
4.464%	07/23/22	2,905	$3,035,815
4.908%	07/23/25	3,740	3,941,698
Chevron Corp., Sr. Unsec’d. Notes
2.954%	05/16/26	1,225	1,204,998
Chubb INA Holdings, Inc., Gtd. Notes
2.300%	11/03/20	2,855	2,854,346
2.875%	11/03/22	1,605	1,618,132
Citigroup, Inc., Sr. Unsec’d. Notes
2.400%	02/18/20	3,550	3,542,797
Sub. Notes
4.125%	07/25/28	2,350	2,321,386
4.450%	09/29/27	530	538,398
4.600%	03/09/26	725	749,348
Cleco Corporate Holdings LLC, Sr. Sec’d. Notes, 144A
3.743%	05/01/26	1,550	1,526,508
CNA Financial Corp., Sr. Unsec’d. Notes
5.750%	08/15/21	2,975	3,323,364
Comcast Corp., Gtd. Notes
1.625%	01/15/22	885	848,287
2.350%	01/15/27	2,075	1,912,797
2.750%	03/01/23	1,855	1,841,739
3.150%	03/01/26	585	577,204
ConocoPhillips Co., Gtd. Notes
4.300%	11/15/44	550	547,089
Constellation Energy Group, Inc., Gtd. Notes
5.150%	12/01/20	2,000	2,162,132
Crown Americas LLC/Crown Americas Capital Corp. V, Gtd. Notes, 144A
4.250%	09/30/26	3,685	3,473,113
Crown Castle International Corp., Sr. Unsec’d. Notes
2.250%	09/01/21	1,975	1,910,708
CVS Health Corp., Sr. Unsec’d. Notes
2.125%	06/01/21	1,800	1,764,979
2.800%	07/20/20	1,450	1,471,177
Devon Energy Corp., Sr. Unsec’d. Notes
5.600%	07/15/41	995	1,024,846
Dominion Resources, Inc., Sr. Unsec’d. Notes
2.000%	08/15/21	1,165	1,129,789
4.450%	03/15/21	2,625	2,804,752
Duke Energy Carolinas LLC, First Ref. Mortgage
2.500%	03/15/23	3,700	3,667,107

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Duke Energy Florida LLC, First Mortgage
3.400%	10/01/46	875	$778,553
Entergy Corp., Sr. Unsec’d. Notes
2.950%	09/01/26	965	902,702
Exelon Corp., Sr. Unsec’d. Notes
2.450%	04/15/21	485	479,171
3.400%	04/15/26	1,500	1,471,767
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes
2.250%	08/15/21	2,540	2,476,569
5.000%	10/15/25	700	762,394
Fifth Third Bank, Sr. Unsec’d. Notes
2.250%	06/14/21	4,020	3,974,301
Sub. Notes
3.850%	03/15/26	1,525	1,534,643
FirstEnergy Corp., Sr. Unsec’d. Notes
7.375%	11/15/31	600	773,339
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes
2.551%	10/05/18	2,300	2,312,935
3.200%	01/15/21	1,700	1,702,480
5.750%	02/01/21	1,750	1,919,017
GE Capital International Funding Co. Unlimited Co., Gtd. Notes
2.342%	11/15/20	1,306	1,305,377
3.373%	11/15/25	4,875	4,955,808
General Electric Co., Sr. Unsec’d. Notes
2.700%	10/09/22	2,950	2,949,454
Sub. Notes, MTN
5.300%	02/11/21	451	500,185
General Motors Co., Sr. Unsec’d. Notes
3.500%	10/02/18	145	147,886
General Motors Financial Co., Inc., Gtd. Notes
3.000%	09/25/17	1,875	1,892,608
3.200%	07/06/21	4,940	4,898,786
3.700%	11/24/20	5,400	5,493,150
Georgia Power Co., Sr. Unsec’d. Notes
4.300%	03/15/42	775	784,253
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes
2.350%	11/15/21	2,975	2,890,391
2.550%	10/23/19	1,500	1,511,013
2.625%	04/25/21	505	501,333
2.750%	09/15/20	2,480	2,490,714
3.500%	01/23/25	6,175	6,092,866
3.500%	11/16/26	1,600	1,563,176
3.750%	05/22/25	1,230	1,233,199
Sr. Unsec’d. Notes, MTN
1.567%(c)	06/04/17	7,325	7,336,676
Sub. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
4.250%	10/21/25		2,325	$2,361,830
5.950%	01/15/27		365	415,981
6.750%	10/01/37		1,275	1,574,430
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes
5.125%	04/15/22		1,300	1,441,941
HCA, Inc., Sr. Sec’d. Notes
4.500%	02/15/27		3,610	3,546,825
Hess Corp., Sr. Unsec’d. Notes
4.300%	04/01/27		3,440	3,424,252
5.600%	02/15/41		755	763,410
5.800%	04/01/47		870	902,903
JPMorgan Chase & Co., Sr. Unsec’d. Notes
2.112%(c)	10/24/23		2,450	2,498,924
3.900%	07/15/25		3,625	3,727,511
Sub. Notes
4.250%	10/01/27		3,700	3,801,484
5.625%	08/16/43		1,900	2,180,315
Kaiser Foundation Hospitals, Gtd. Notes
4.875%	04/01/42		890	980,469
Kerr-McGee Corp., Gtd. Notes
6.950%	07/01/24		210	247,757
Kinder Morgan Energy Partners LP, Gtd. Notes
5.300%	09/15/20		820	880,784
Kinder Morgan, Inc., Gtd. Notes, 144A
5.625%	11/15/23		1,350	1,481,775
Kraft Heinz Foods Co., Gtd. Notes
2.800%	07/02/20		2,900	2,927,556
Gtd. Notes, RegS
2.250%	05/25/28	EUR	550	589,919
MetLife, Inc., Sr. Unsec’d. Notes
4.050%	03/01/45		900	863,054
4.368%	09/15/23		2,150	2,313,615
Microsoft Corp., Sr. Unsec’d. Notes
1.550%	08/08/21		4,300	4,170,622
Molson Coors Brewing Co., Gtd. Notes
1.250%	07/15/24	EUR	1,225	1,287,996
2.100%	07/15/21		1,785	1,738,433
3.000%	07/15/26		1,100	1,039,843
Morgan Stanley, Sr. Unsec’d. Notes, GMTN
1.000%	12/02/22	EUR	3,120	3,316,925
1.375%	10/27/26	EUR	2,275	2,334,922
1.750%	01/30/25	EUR	3,300	3,588,773
5.500%	07/24/20		2,650	2,902,304
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		1,695	1,619,362
Sub. Notes, MTN

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
3.950%	04/23/27	4,625	$4,578,329
Noble Energy, Inc., Sr. Unsec’d. Notes
5.250%	11/15/43	1,075	1,095,010
8.250%	03/01/19	3,475	3,903,485
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes
5.300%	06/01/42	790	926,616
7.000%	09/01/22	450	549,256
Pacific Gas & Electric Co., Sr. Unsec’d. Notes
6.050%	03/01/34	1,150	1,439,188
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A
3.200%	07/15/20	3,000	3,033,270
3.375%	02/01/22	1,625	1,638,746
Philip Morris International, Inc., Sr. Unsec’d. Notes
3.250%	11/10/24	5,675	5,713,482
5.650%	05/16/18	7,175	7,562,393
Pioneer Natural Resources Co., Sr. Unsec’d. Notes
3.950%	07/15/22	2,922	3,031,663
4.450%	01/15/26	725	768,183
PNC Bank NA, Sr. Unsec’d. Notes
1.125%	01/27/17	8,150	8,150,595
3.300%	10/30/24	3,200	3,216,528
Sr. Unsec’d. Notes, MTN
2.600%	07/21/20	2,000	2,017,206
PNC Financial Services Group, Inc. (The), Sr. Unsec’d. Notes
3.300%	03/08/22	1,375	1,413,550
Sub. Notes
3.900%	04/29/24	2,000	2,050,204
Principal Financial Group, Inc., Gtd. Notes
3.300%	09/15/22	900	910,786
Republic Services, Inc., Sr. Unsec’d. Notes
4.750%	05/15/23	1,850	2,020,500
Reynolds American, Inc., Gtd. Notes
4.450%	06/12/25	8,350	8,816,022
4.850%	09/15/23	1,278	1,387,972
Southern Co. (The), Sr. Unsec’d. Notes
2.150%	09/01/19	6,050	6,050,726
Sunoco Logistics Partners Operations LP, Gtd. Notes
3.900%	07/15/26	3,750	3,629,771
4.400%	04/01/21	3,805	4,007,046
5.950%	12/01/25	1,375	1,531,886
Time Warner Cable LLC, Sr. Sec’d. Notes
5.000%	02/01/20	7,021	7,451,591
6.550%	05/01/37	675	764,135
8.250%	04/01/19	3,725	4,185,783

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
United States (continued)
Time Warner Entertainment Co. LP, Sr. Sec’d. Notes
8.375%	03/15/23	4,300	$5,408,471
8.375%	07/15/33	575	753,371
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, GMTN
1.900%	04/08/21	4,415	4,325,857
Trans-Allegheny Interstate Line Co., Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	1,800	1,823,456
UnitedHealth Group, Inc., Sr. Unsec’d. Notes
2.700%	07/15/20	3,850	3,907,923
3.350%	07/15/22	975	1,004,548
Unum Group, Sr. Unsec’d. Notes
4.000%	03/15/24	1,925	1,932,829
Verizon Communications, Inc., Sr. Unsec’d. Notes
2.709%(c)	09/14/18	7,625	7,795,205
3.500%	11/01/21	3,350	3,457,783
4.272%	01/15/36	1,525	1,459,617
6.100%	04/15/18	7,950	8,403,770
Visa, Inc., Sr. Unsec’d. Notes
2.800%	12/14/22	3,075	3,092,229
3.150%	12/14/25	1,005	1,009,408
Voya Financial, Inc., Gtd. Notes
2.900%	02/15/18	6,838	6,922,695
Wells Fargo & Co., Sr. Unsec’d. Notes
3.000%	10/23/26	1,020	971,445
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	2,125	2,103,212
3.550%	09/29/25	4,450	4,442,626
4.600%	04/01/21	1,350	1,450,629
Sub. Notes, GMTN
4.300%	07/22/27	2,210	2,273,149
4.900%	11/17/45	650	667,629
Sub. Notes, MTN
4.100%	06/03/26	540	547,122
4.400%	06/14/46	775	741,717
Wells Fargo Bank NA, Sr. Unsec’d. Notes
1.530%(c)	05/24/19	3,900	3,913,026
1.750%	05/24/19	3,900	3,881,144
Williams Partners LP, Sr. Unsec’d. Notes
3.350%	08/15/22	2,300	2,264,127
3.600%	03/15/22	1,340	1,347,090
4.500%	11/15/23	210	215,717

			424,329,101

TOTAL CORPORATE BONDS (cost $629,656,396)			619,388,430

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS — 40.2%
Australia Government Bond (Australia), Sr. Unsec’d. Notes, RegS
3.250%	04/21/25	AUD	6,155	$4,632,736
3.250%	04/21/29	AUD	2,080	1,542,352
4.500%	04/15/20	AUD	23,850	18,553,641
5.500%	01/21/18	AUD	520	389,847
Austria Government Bond (Austria), Sr. Unsec’d. Notes, RegS, 144A
3.650%	04/20/22	EUR	4,410	5,612,888
4.150%	03/15/37	EUR	1,285	2,131,603
Bundesobligation (Germany), Bonds, RegS
0.250%	10/11/19	EUR	14,559	15,766,503
0.417%(s)	10/08/21	EUR	27,210	29,388,851
0.500%	10/13/17	EUR	8,070	8,581,309
Bundesrepublik Deutschland (Germany), Bonds, RegS
0.334%(s)	08/15/26	EUR	11,438	11,816,269
1.079%	08/15/25	EUR	13,970	15,956,605
2.250%	09/04/21	EUR	9,425	11,250,214
2.500%	07/04/44	EUR	2,290	3,352,404
2.500%	08/15/46	EUR	380	562,777
4.000%	01/04/37	EUR	1,035	1,759,064
4.750%	07/04/34	EUR	3,280	5,829,725
Canadian Government Bond (Canada), Bonds
0.750%	03/01/21	CAD	6,015	4,421,304
0.750%	09/01/21	CAD	4,010	2,937,202
1.750%	09/01/19	CAD	4,205	3,206,436
2.250%	06/01/25	CAD	835	652,036
5.750%	06/01/33	CAD	880	975,174
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes
4.000%	02/26/24		975	984,750
4.375%	07/12/21		835	874,663
Czech Republic Government Bond (Czech Republic), Bonds, RegS
3.850%	09/29/21	CZK	30,900	1,437,577
Denmark Government Bond (Denmark), Bonds
1.500%	11/15/23	DKK	960	149,590
1.750%	11/15/25	DKK	13,015	2,074,209
4.500%	11/15/39	DKK	3,730	910,246
FADE — Fondo de Amortizacion del Deficit Electrico (Spain), Gov’t. Gtd. Notes, MTN, RegS
1.875%	09/17/17	EUR	400	427,107
Finland Government Bond (Finland), Sr. Unsec’d. Notes, RegS, 144A
1.500%	04/15/23	EUR	2,625	3,049,977
French Republic Government Bond OAT (France), Bonds, RegS
0.121%(s)	05/25/20	EUR	17,200	18,411,123
0.133%(s)	02/25/18	EUR	3,390	3,597,330
0.500%	05/25/25	EUR	16,860	17,906,602
1.000%	11/25/18	EUR	4,315	4,685,734
2.500%	05/25/30	EUR	645	810,137
3.250%	05/25/45	EUR	3,310	4,794,828
4.750%	04/25/35	EUR	3,355	5,588,757
Bonds, RegS, 144A
1.250%	05/25/36	EUR	795	826,545

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, MTN, RegS
4.750%	01/08/26		1,450	$1,496,812
Ireland Government Bond (Ireland), Bonds
4.500%	10/18/18	EUR	1,000	1,148,337
Unsec’d. Notes, RegS
0.800%	03/15/22	EUR	3,415	3,766,961
1.000%	05/15/26	EUR	60	64,524
Israel Government Bond (Israel), Bonds
4.250%	03/31/23	ILS	3,350	1,013,977
Italy Buoni Poliennali del Tesoro (Italy), Bonds
0.250%	05/15/18	EUR	4,840	5,123,120
0.450%	06/01/21	EUR	2,950	3,102,205
0.700%	05/01/20	EUR	16,350	17,522,475
1.600%	06/01/26	EUR	10,990	11,434,352
2.500%	12/01/24	EUR	6,715	7,611,705
Bonds, RegS
4.000%	02/01/37	EUR	4,325	5,597,943
Bonds, RegS, 144A
3.250%	09/01/46	EUR	295	332,411
4.750%	09/01/44	EUR	1,470	2,092,922
Japan Government Five Year Bond (Japan), Sr. Unsec’d. Notes
0.100%	12/20/19	JPY	4,758,350	41,014,432
0.300%	09/20/18	JPY	3,250,850	28,053,411
Japan Government Forty Year Bond (Japan), Sr. Unsec’d. Notes
0.400%	03/20/56	JPY	84,100	625,265
1.900%	03/20/53	JPY	95,900	1,113,613
Japan Government Ten Year Bond (Japan), Sr. Unsec’d. Notes
0.100%	06/20/26	JPY	1,060,350	9,137,473
0.300%	12/20/24	JPY	3,206,650	28,127,705
0.800%	09/20/23	JPY	1,031,850	9,343,462
Japan Government Thirty Year Bond (Japan), Sr. Unsec’d. Notes
0.300%	06/20/46	JPY	319,650	2,442,112
1.800%	03/20/43	JPY	2,324,000	25,264,639
2.300%	03/20/39	JPY	243,400	2,799,699
Japan Government Twenty Year Bond (Japan), Sr. Unsec’d. Notes
1.700%	06/20/33	JPY	2,830,300	29,329,536
Kingdom of Belgium Government Bond (Belgium), Bonds, RegS, 144A
5.000%	03/28/35	EUR	1,920	3,339,456
Sr. Unsec’d. Notes, RegS
3.750%	06/22/45	EUR	760	1,221,061
Unsec’d. Notes, RegS
1.250%	06/22/18	EUR	350	378,847
3.000%	09/28/19	EUR	2,030	2,349,721
Unsec’d. Notes, RegS, 144A
0.800%	06/22/25	EUR	3,985	4,345,453
Korea Treasury Bond (South Korea), Sr. Unsec’d. Notes
2.750%	12/10/44	KRW	1,299,710	1,207,652
3.000%	09/10/24	KRW	1,235,090	1,088,564
4.000%	12/10/31	KRW	2,622,140	2,691,108

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.250%	06/10/21	KRW	8,460,220	$7,716,606
5.500%	03/10/28	KRW	1,946,830	2,154,716
5.500%	12/10/29	KRW	450,000	514,886
Mexican Bonos (Mexico), Bonds
10.000%	12/05/24	MXN	64,919	3,624,055
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes
4.000%	10/02/23		2,094	2,099,026
Netherlands Government Bond (Netherlands), Bonds
0.250%	01/15/20	EUR	2,690	2,913,702
Bonds, RegS, 144A
0.250%	07/15/25	EUR	1,855	1,961,643
Bonds, RegS, 144A
2.000%	07/15/24	EUR	2,030	2,451,849
3.750%	01/15/42	EUR	1,210	2,087,034
4.000%	01/15/37	EUR	225	378,534
New Zealand Government Bond (New Zealand), Sr. Unsec’d. Notes, RegS
5.000%	03/15/19	NZD	4,745	3,487,603
Norway Government Bond (Norway), Bonds, RegS, 144A
4.500%	05/22/19	NOK	17,950	2,262,431
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes
7.125%	03/30/19		375	416,250
7.350%	07/21/25		750	963,000
Poland Government Bond (Poland), Bonds
5.750%	10/25/21	PLN	10,725	2,887,150
Poland Government International Bond (Poland), Sr. Unsec’d. Notes
3.250%	04/06/26		1,500	1,438,542
5.125%	04/21/21		425	463,645
Sr. Unsec’d. Notes, EMTN
4.200%	04/15/20	EUR	1,010	1,204,052
Province of British Columbia (Canada), Debs.
4.700%	06/18/37	CAD	1,000	921,350
Unsec’d. Notes
2.250%	03/01/19	CAD	3,730	2,849,735
Province of Ontario (Canada), Sr. Unsec’d. Notes
3.200%	05/16/24		1,125	1,155,834
Unsec’d. Notes
3.450%	06/02/45	CAD	2,240	1,736,277
3.500%	06/02/24	CAD	5,665	4,582,083
Province of Quebec (Canada), Unsec’d. Notes
2.625%	02/13/23		735	736,816
3.000%	09/01/23	CAD	1,235	969,631
3.500%	12/01/45	CAD	1,795	1,391,989
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A
3.250%	06/02/26		1,575	1,519,245
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, EMTN, RegS
2.875%	10/28/24	EUR	540	603,721

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
Singapore Government Bond (Singapore), Sr. Unsec’d. Notes
3.500%	03/01/27	SGD	2,185	$1,636,317
Slovakia Government Bond (Slovakia), Sr. Unsec’d. Notes, RegS
3.375%	11/15/24	EUR	45	58,583
Slovenia Government Bond (Slovenia), Bonds, RegS
1.500%	03/25/35	EUR	1,295	1,307,650
South Africa Government Bond (South Africa), Bonds
6.500%	02/28/41	ZAR	15,750	815,932
8.000%	01/31/30	ZAR	15,340	1,005,063
Sr. Unsec’d. Notes
6.750%	03/31/21	ZAR	23,205	1,597,481
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes
6.875%	05/27/19		250	269,600
Spain Government Bond (Spain), Bonds
0.250%	04/30/18	EUR	1,740	1,844,769
1.150%	07/30/20	EUR	2,980	3,257,616
1.400%	01/31/20	EUR	5,245	5,758,099
Sr. Unsec’d. Notes, RegS, 144A
4.700%	07/30/41	EUR	2,130	3,193,639
Unsec’d. Notes, RegS, 144A
1.300%	10/31/26	EUR	22	22,996
Sweden Government Bond (Sweden), Bonds
1.000%	11/12/26	SEK	20,715	2,370,081
5.000%	12/01/20	SEK	7,165	953,279
Switzerland Government Bond (Switzerland), Bonds, RegS
1.500%	04/30/42	CHF	880	1,119,034
2.000%	05/25/22	CHF	3,380	3,786,941
3.250%	06/27/27	CHF	2,585	3,439,474
Thailand Government Bond (Thailand), Sr. Unsec’d. Notes
3.650%	12/17/21	THB	92,625	2,763,189
4.675%	06/29/44	THB	22,625	768,606
United Kingdom Gilt (United Kingdom), Bonds, RegS
1.000%	09/07/17	GBP	4,100	5,086,603
2.000%	07/22/20	GBP	19,370	25,282,741
2.500%	07/22/65	GBP	855	1,338,757
4.250%	06/07/32	GBP	1,305	2,183,286
4.250%	12/07/40	GBP	3,100	5,596,596
Unsec’d. Notes, RegS
3.500%	01/22/45	GBP	6,265	10,457,389
3.750%	07/22/52	GBP	1,210	2,279,021
4.500%	09/07/34	GBP	4,855	8,521,410

TOTAL FOREIGN GOVERNMENT BONDS (cost $ 644,473,027)				622,234,625

MUNICIPAL BOND — 0.1%
California — 0.1%
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, BABs, Series H (cost $ 1,157,320)

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BOND (continued)
California (continued)
6.398%	05/15/31	925	$1,149,738
U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.0%
Federal Home Loan Mortgage Corp.
2.500%	06/01/30	852	854,471
2.500%	07/01/30	394	395,338
2.500%	09/01/30	373	374,508
3.000%	06/01/30	267	273,930
3.000%	07/01/30	205	210,515
3.000%	07/01/30	183	187,581
3.000%	07/01/35	170	172,689
3.000%	09/01/35	899	911,479
3.000%	05/01/45	631	626,796
3.000%	08/01/46	2,736	2,719,168
3.000%	09/01/46	4,620	4,592,600
3.000%	12/01/46	299	297,462
3.000%	01/01/47	1,400	1,391,617
3.500%	01/01/26	96	100,114
3.500%	05/01/30	156	163,313
3.500%	06/01/30	32	33,973
3.500%	10/01/30	255	266,543
3.500%	07/01/35	197	204,276
3.500%	08/01/42	898	924,866
3.500%	01/01/44	946	974,080
3.500%	07/01/45	1,079	1,107,343
3.500%	05/01/46	3,586	3,675,012
3.500%	06/01/46	857	878,329
3.500%	10/01/46	1,586	1,626,419
3.500%	01/01/47	1,200	1,229,925
4.000%	06/01/42	651	683,676
4.000%	04/01/45	459	482,507
4.000%	05/01/45	719	756,428
4.000%	02/01/46	4,399	4,622,490
4.000%	05/01/46	2,312	2,430,392
4.000%	11/01/46	397	417,601
4.500%	12/01/34	274	293,893
4.500%	09/01/40	237	255,851
4.500%	03/01/41	1,269	1,364,357
4.500%	03/01/44	472	507,049
4.500%	10/01/44	326	350,475
4.500%	07/01/45	931	999,665
5.000%	05/01/38	1,460	1,589,884
5.000%	12/01/38	113	123,170
5.000%	11/01/41	144	156,490
5.000%	02/01/42	1,604	1,746,798
5.500%	08/01/40	90	99,816
5.500%	06/01/41	474	528,413
6.000%	11/01/37	19	21,317
Federal National Mortgage Assoc.
2.000%	04/01/30	94	91,237
2.000%	07/01/30	325	316,371
2.000%	08/01/30	108	105,109
2.000%	04/01/31	347	337,823
2.500%	05/01/30	566	567,637
2.500%	05/01/30	103	103,557
2.500%	06/01/30	220	220,369
2.500%	07/01/30	601	602,121
2.500%	07/01/30	525	526,492

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	07/01/30	523	$523,893
2.500%	08/01/30	255	255,456
2.500%	07/01/31	3,022	3,029,313
2.500%	11/01/31	1,488	1,491,999
2.500%	04/01/43	62	59,629
2.500%	09/01/43	162	154,076
2.500%	04/01/45	71	67,621
3.000%	06/01/30	814	836,511
3.000%	07/01/30	843	866,163
3.000%	07/01/30	548	563,044
3.000%	07/01/30	116	118,709
3.000%	09/01/30	563	578,247
3.000%	11/01/30	299	307,493
3.000%	03/01/31	946	971,102
3.000%	07/01/31	1,697	1,743,144
3.000%	03/01/35	309	313,609
3.000%	09/01/35	540	547,016
3.000%	09/01/35	147	148,527
3.000%	03/01/36	260	263,776
3.000%	06/01/45	1,539	1,534,112
3.000%	07/01/45	588	585,274
3.000%	08/01/45	1,746	1,736,306
3.000%	01/01/46	286	283,975
3.000%	10/01/46	1,088	1,082,473
3.000%	10/01/46	1,081	1,075,490
3.000%	11/01/46	3,080	3,063,209
3.000%	11/01/46	3,041	3,024,369
3.000%	12/01/46	5,035	5,007,436
3.500%	11/01/25	213	221,714
3.500%	09/01/29	141	147,934
3.500%	12/01/29	342	357,105
3.500%	04/01/30	198	207,048
3.500%	05/01/30	323	337,150
3.500%	10/01/30	586	611,196
3.500%	01/01/35	114	117,891
3.500%	08/01/35	67	69,743
3.500%	02/01/36	1,417	1,467,679
3.500%	06/01/43	1,882	1,941,477
3.500%	04/01/46	4,545	4,661,544
3.500%	06/01/46	1,876	1,924,851
3.500%	07/01/46	2,773	2,845,245
3.500%	08/01/46	5,864	6,015,765
3.500%	10/01/46	98	100,496
4.000%	04/01/25	140	147,832
4.000%	04/01/26	87	91,365
4.000%	05/01/27	89	93,461
4.000%	04/01/29	650	686,517
4.000%	05/01/32	45	47,292
4.000%	04/01/35	774	816,058
4.000%	03/01/41	1,474	1,556,261
4.000%	11/01/42	1,392	1,466,341
4.000%	03/01/45	489	514,684
4.000%	08/01/45	1,810	1,904,231
4.000%	01/01/46	1,486	1,563,864
4.000%	03/01/46	2,721	2,862,172
4.000%	06/01/46	99	104,281
4.500%	04/01/25	85	89,779
4.500%	01/01/34	34	36,862

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/01/39	150	$161,469
4.500%	03/01/40	108	116,488
4.500%	08/01/40	606	652,911
4.500%	02/01/41	465	500,953
4.500%	06/01/41	1,506	1,623,324
4.500%	09/01/41	244	262,499
4.500%	01/01/42	865	931,141
4.500%	01/01/43	738	795,575
4.500%	06/01/44	130	140,226
4.500%	01/01/45	170	182,582
5.000%	07/01/28	19	21,241
5.000%	12/01/35	126	137,872
5.000%	05/01/38	689	750,194
5.000%	10/01/41	554	606,194
5.500%	05/01/37	77	85,456
5.500%	07/01/38	374	416,434
5.500%	05/01/39	500	558,073
5.500%	05/01/40	474	527,856
5.500%	07/01/41	633	706,336
5.500%	09/01/41	467	521,435
6.000%	02/01/36	230	262,329
6.000%	11/01/38	262	296,813
6.000%	09/01/39	616	697,688
6.000%	06/01/40	334	378,936
6.000%	05/01/41	176	199,329
Government National Mortgage Assoc.
3.000%	11/20/43	2,126	2,161,508
3.000%	01/15/45	442	447,716
3.000%	01/15/45	216	218,990
3.000%	03/15/45	493	498,534
3.000%	07/15/45	43	43,030
3.000%	08/20/46	2,735	2,773,505
3.000%	09/20/46	3,065	3,108,064
3.000%	10/20/46	199	202,157
3.500%	07/15/42	165	172,129
3.500%	04/15/45	721	750,072
3.500%	06/20/46	7,905	8,225,853
3.500%	08/20/46	2,138	2,224,632
3.500%	11/20/46	3,489	3,631,607
4.000%	01/15/41	151	161,696
4.000%	03/15/44	728	774,226
4.000%	05/15/45	338	359,346
4.000%	01/20/46	1,503	1,597,318
4.000%	02/20/46	532	565,343
4.000%	03/20/46	2,470	2,625,544
4.500%	04/15/40	190	206,317
4.500%	10/15/41	426	461,296
4.500%	07/20/44	1,606	1,715,326
4.500%	05/20/45	274	292,482
4.500%	07/20/45	220	235,341
5.000%	06/15/38	229	251,915
5.000%	01/15/39	198	216,744
5.000%	06/15/39	315	349,974
5.000%	12/15/39	282	310,328
5.000%	10/20/42	126	136,303
5.500%	03/15/37	54	60,326

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $156,451,566)			154,044,121

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 4.1%
U.S. Treasury Bonds
3.000%	05/15/45	(k)	34,750	$34,280,319
4.375%	05/15/40	(hh)(k)	13,020	16,086,314
4.500%	02/15/36		9,085	11,495,360
U.S. Treasury Notes
2.000%	08/15/25		1,585	1,535,345

TOTAL U.S. TREASURY OBLIGATIONS (cost $67,609,789)				63,397,338

TOTAL LONG-TERM INVESTMENTS (cost $1,517,216,713)				1,478,086,284

		Shares
SHORT-TERM INVESTMENTS — 3.7%
UNAFFILIATED FUND — 3.6%
Morgan Stanley Institutional Liquidity Funds — Government Portfolio (cost $54,998,666)		54,998,666	54,998,666

AFFILIATED MUTUAL FUND — 0.1%
Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund (cost 1,699,646; includes $1,693,713 of cash collateral for securities on loan)(b)(w)(Note 4)		1,699,215	1,699,554

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 0.79% and pay a floating rate based on 3 Month LIBOR, expiring 01/11/17	Deutsche Bank AG	26,965	19
Receive a fixed rate of 0.79% and pay a floating rate based on 3 Month LIBOR, expiring 01/11/17	Goldman Sachs & Co.	10,385	8
Put Options
CDX.NA.IG.27,
expiring 01/18/17, Strike Price $85.00	BNP Paribas	32,250	3,581
expiring 01/18/17, Strike Price $85.00	BNP Paribas	31,800	3,531
expiring 01/18/17, Strike Price $85.00	BNP Paribas	8,020	890
expiring 01/18/17, Strike Price $85.00	BNP Paribas	7,880	875

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Put Options (continued)
Interest Rate Swap Options,
Pay a fixed rate of 0.93% and receive a floating rate based on 6 Month LIBOR, expiring 11/21/18	JPMorgan Chase	JPY	480,400	$131,610
Pay a fixed rate of 1.85% and receive a floating rate based on 3 Month LIBOR, expiring 09/11/17	JPMorgan Chase		6,180	374,368
iTraxx.E.26.1,
expiring 01/18/17, Strike Price $80.00	Barclays Capital Group	EUR	14,400	5,212
expiring 01/18/17, Strike Price $80.00	BNP Paribas	EUR	28,800	10,424
expiring 01/18/17, Strike Price $80.00	BNP Paribas	EUR	28,775	10,415

TOTAL OPTIONS PURCHASED (cost $791,235)				540,933

TOTAL SHORT-TERM INVESTMENTS (cost $57,489,547)				57,239,153

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 99.3% (cost $1,574,706,260)				1,535,325,437

OPTIONS WRITTEN*
Put Options
CDX.NA.IG.27,
expiring 01/18/17, Strike Price $105.00	BNP Paribas		32,250	(823)
expiring 01/18/17, Strike Price $105.00	BNP Paribas		31,800	(811)
expiring 01/18/17, Strike Price $105.00	BNP Paribas		8,015	(205)
expiring 01/18/17, Strike Price $105.00	BNP Paribas		7,885	(201)
iTraxx.E.26.1,
expiring 01/18/17, Strike Price $100.00	Barclays Capital Group	EUR	14,400	(1,065)
expiring 01/18/17, Strike Price $100.00	BNP Paribas	EUR	28,800	(2,130)
expiring 01/18/17, Strike Price $100.00	BNP Paribas	EUR	28,775	(2,129)

TOTAL OPTIONS WRITTEN (premiums received $192,496)				(7,364)

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Value (Note 2)
TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 99.3% (cost $1,574,513,764)	$1,535,318,073
Other assets in excess of liabilities(z) — 0.7%	11,562,574

NET ASSETS — 100.0%	$1,546,880,647

See the Glossary for abbreviation used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,663,829; cash collateral of $1,693,713 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2016.

(g)	Indicates a security that has been deemed illiquid. (unaudited)

(hh)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or principal only security. Rate represents yield-to-maturity at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
163	2 Year U.S. Treasury Notes	Mar. 2017	$35,327,767	$35,320,062	$(7,705)
1,802	3 Year Australian Treasury Bonds	Mar. 2017	393,387,789	393,121,806	(265,983)
220	5 Year Euro-Bobl	Mar. 2017	30,956,624	30,946,546	(10,078)
34	5 Year U.S. Treasury Notes	Mar. 2017	3,975,831	4,000,578	24,747
137	10 Year Canadian Government Bonds	Mar. 2017	14,011,615	14,033,151	21,536
48	10 Year Japanese Bonds	Mar. 2017	61,649,455	61,702,845	53,390
8	10 Year Mini Japanese Government Bonds	Mar. 2017	1,027,422	1,028,655	1,233
59	20 Year U.S. Treasury Bonds	Mar. 2017	8,977,775	8,888,719	(89,056)
11	30 Year Euro Buxl	Mar. 2017	1,991,015	2,009,221	18,206
15	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	2,395,962	2,403,750	7,788
36	Euro Schatz. DUA Index	Mar. 2017	4,248,513	4,255,290	6,777
50	Euro-OAT	Mar. 2017	7,890,914	7,990,695	99,781

					(139,364)

Short Positions:
766	10 Year Australian Treasury Bonds	Mar. 2017	533,942,750	534,298,308	(355,558)
297	10 Year Euro-Bund	Mar. 2017	50,599,029	51,319,554	(720,525)
665	10 Year U.K. Gilt	Mar. 2017	100,884,031	103,124,091	(2,240,060)
408	10 Year U.S. Treasury Notes	Mar. 2017	50,229,100	50,706,750	(477,650)
254	10 Year U.S. Ultra Treasury Bonds	Mar. 2017	34,038,719	34,051,875	(13,156)
148	Euro-BTP Italian Government Bond	Mar. 2017	20,875,910	21,080,317	(204,407)

					(4,011,356)

					$(4,150,720)

U.S. Treasury Obligations with a combined market value of $5,983,329 has been segregated with Goldman Sachs & Co., to cover requirements for open futures contracts at December 31, 2016.

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/10/17	Bank of America	AUD	1,515	$1,085,976	$1,092,974	$6,998
Expiring 01/10/17	Bank of America	AUD	1,000	736,119	721,435	(14,684)
Expiring 01/10/17	Barclays Capital Group	AUD	3,915	2,931,145	2,824,419	(106,726)
Expiring 01/10/17	Barclays Capital Group	AUD	2,475	1,783,334	1,785,552	2,218
Expiring 01/10/17	Barclays Capital Group	AUD	2,005	1,504,516	1,446,478	(58,038)
Expiring 01/10/17	Barclays Capital Group	AUD	615	454,093	443,682	(10,411)
Expiring 01/10/17	Goldman Sachs & Co.	AUD	6,265	4,554,091	4,519,792	(34,299)
Expiring 01/10/17	JPMorgan Chase	AUD	6,265	4,553,202	4,519,792	(33,410)
Expiring 01/10/17	Morgan Stanley	AUD	5,583	4,172,344	4,027,773	(144,571)
Expiring 01/10/17	Morgan Stanley	AUD	895	666,579	645,685	(20,894)
Expiring 01/10/17	State Street Bank	AUD	2,280	1,705,784	1,644,872	(60,912)
Expiring 01/10/17	State Street Bank	AUD	1,040	754,589	750,293	(4,296)
Brazilian Real,
Expiring 01/04/17	Citigroup Global Markets	BRL	3,895	1,124,001	1,194,865	70,864
Expiring 01/04/17	Goldman Sachs & Co.	BRL	4,025	1,235,004	1,234,745	(259)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	3,895	1,140,056	1,194,865	54,809
Expiring 01/04/17	Morgan Stanley	BRL	3,860	1,136,230	1,184,128	47,898
Expiring 01/04/17	Standard Chartered PLC	BRL	4,025	1,171,488	1,234,744	63,256
Expiring 01/04/17	State Street Bank	BRL	3,895	1,195,115	1,194,865	(250)
Expiring 01/04/17	State Street Bank	BRL	130	38,292	39,880	1,588
Expiring 02/02/17	Morgan Stanley	BRL	3,860	1,167,115	1,173,768	6,653
British Pound,
Expiring 01/09/17	JPMorgan Chase	GBP	1,855	2,320,370	2,286,773	(33,597)
Expiring 01/09/17	UBS AG	GBP	1,480	1,865,496	1,824,487	(41,009)
Expiring 01/10/17	Barclays Capital Group	GBP	945	1,183,833	1,164,993	(18,840)

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 01/10/17	Citigroup Global Markets	GBP	12,293	$15,661,578	$15,154,770	$(506,808)
Expiring 01/10/17	Citigroup Global Markets	GBP	1,150	1,458,637	1,417,716	(40,921)
Expiring 01/10/17	JPMorgan Chase	GBP	9,273	11,446,912	11,431,725	(15,187)
Expiring 01/10/17	JPMorgan Chase	GBP	5,566	6,882,554	6,861,747	(20,807)
Expiring 01/10/17	JPMorgan Chase	GBP	3,708	4,592,362	4,571,210	(21,152)
Expiring 01/10/17	JPMorgan Chase	GBP	1,857	2,302,933	2,289,304	(13,629)
Expiring 01/10/17	Morgan Stanley	GBP	1,485	1,890,337	1,830,703	(59,634)
Expiring 02/03/17	Hong Kong & Shanghai Bank	GBP	4,640	5,679,082	5,723,873	44,791
Expiring 02/03/17	JPMorgan Chase	GBP	4,634	5,685,825	5,716,471	30,646
Canadian Dollar,
Expiring 01/09/17	Bank of Montreal	CAD	32,989	25,119,165	24,573,201	(545,964)
Expiring 01/09/17	JPMorgan Chase	CAD	2,365	1,759,733	1,761,667	1,934
Expiring 01/10/17	Bank of America	CAD	1,710	1,305,238	1,273,780	(31,458)
Expiring 01/10/17	Barclays Capital Group	CAD	550	411,640	409,695	(1,945)
Expiring 01/10/17	BNP Paribas	CAD	655	497,333	487,910	(9,423)
Expiring 01/10/17	Citigroup Global Markets	CAD	1,505	1,140,107	1,121,075	(19,032)
Expiring 01/10/17	Commonwealth Bank of Australia	CAD	1,220	911,437	908,778	(2,659)
Expiring 01/10/17	Credit Suisse First Boston Corp.	CAD	2,925	2,189,153	2,178,833	(10,320)
Expiring 01/10/17	Goldman Sachs & Co.	CAD	3,880	2,930,768	2,890,213	(40,555)
Expiring 01/10/17	Goldman Sachs & Co.	CAD	900	678,232	670,411	(7,821)
Expiring 01/10/17	Hong Kong & Shanghai Bank	CAD	3,260	2,407,541	2,428,375	20,834
Expiring 01/10/17	RBC Dominion Securities	CAD	3,555	2,650,641	2,648,120	(2,521)
Expiring 01/10/17	RBC Dominion Securities	CAD	2,050	1,543,524	1,527,046	(16,478)
Expiring 01/10/17	RBC Dominion Securities	CAD	1,525	1,163,272	1,135,973	(27,299)
Expiring 01/10/17	RBC Dominion Securities	CAD	1,200	894,656	893,880	(776)
Expiring 01/10/17	State Street Bank	CAD	3,865	2,920,905	2,879,040	(41,865)
Expiring 01/10/17	State Street Bank	CAD	915	682,297	681,584	(713)
Euro,
Expiring 01/09/17	Credit Suisse First Boston Corp.	EUR	429	445,749	451,836	6,087
Expiring 01/09/17	Credit Suisse First Boston Corp.	EUR	275	294,055	289,639	(4,416)
Expiring 01/09/17	Deutsche Bank AG	EUR	263	283,575	277,000	(6,575)
Expiring 01/09/17	JPMorgan Chase	EUR	4,215	4,481,064	4,439,373	(41,691)
Expiring 01/09/17	UBS AG	EUR	184	193,434	193,795	361
Expiring 01/10/17	Barclays Capital Group	EUR	5,485	5,904,987	5,777,294	(127,693)
Expiring 01/10/17	BNP Paribas	EUR	430	462,749	452,914	(9,835)
Expiring 01/10/17	Citigroup Global Markets	EUR	2,110	2,243,407	2,222,441	(20,966)
Expiring 01/10/17	Citigroup Global Markets	EUR	1,555	1,627,567	1,637,865	10,298
Expiring 01/10/17	Credit Suisse First Boston Corp.	EUR	1,650	1,773,470	1,737,928	(35,542)
Expiring 01/10/17	Credit Suisse First Boston Corp.	EUR	1,280	1,362,957	1,348,211	(14,746)
Expiring 01/10/17	Goldman Sachs & Co.	EUR	4,344	4,548,776	4,575,490	26,714
Expiring 01/10/17	JPMorgan Chase	EUR	5,507	5,920,912	5,800,466	(120,446)
Expiring 01/10/17	JPMorgan Chase	EUR	5,434	5,677,136	5,723,576	46,440
Expiring 01/10/17	State Street Bank	EUR	6,516	6,802,215	6,863,235	61,020
Expiring 02/03/17	Morgan Stanley	EUR	2,230	2,342,788	2,351,793	9,005
Japanese Yen,
Expiring 01/10/17	Citigroup Global Markets	JPY	10,545,523	93,798,430	90,288,402	(3,510,028)
Expiring 01/10/17	Commonwealth Bank of Australia	JPY	311,000	2,774,210	2,662,713	(111,497)
Expiring 01/10/17	Credit Suisse First Boston Corp.	JPY	173,300	1,508,931	1,483,755	(25,176)
Expiring 01/10/17	Credit Suisse First Boston Corp.	JPY	76,900	680,623	658,400	(22,223)
Expiring 01/10/17	Goldman Sachs & Co.	JPY	665,600	5,871,094	5,698,718	(172,376)
Expiring 01/10/17	JPMorgan Chase	JPY	931,630	7,939,628	7,976,407	36,779
Expiring 01/10/17	JPMorgan Chase	JPY	771,840	6,870,150	6,608,321	(261,829)
Expiring 01/10/17	JPMorgan Chase	JPY	669,400	5,806,480	5,731,253	(75,227)
Expiring 01/10/17	Morgan Stanley	JPY	113,400	995,851	970,906	(24,945)
Expiring 01/10/17	Morgan Stanley	JPY	71,000	605,691	607,886	2,195
Expiring 01/10/17	Morgan Stanley	JPY	69,300	615,684	593,331	(22,353)
Expiring 01/10/17	State Street Bank	JPY	179,600	1,535,424	1,537,695	2,271
Expiring 01/10/17	Toronto Dominion	JPY	172,400	1,455,956	1,476,050	20,094

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Japanese Yen (continued),
Expiring 01/10/17	UBS AG	JPY	76,900	$680,673	$658,400	$(22,273)
Expiring 02/03/17	JPMorgan Chase	JPY	267,200	2,295,174	2,290,736	(4,438)
Mexican Peso,
Expiring 01/10/17	Citigroup Global Markets	MXN	29,925	1,464,701	1,441,061	(23,640)
Expiring 01/10/17	Goldman Sachs & Co.	MXN	29,925	1,464,256	1,441,061	(23,195)
Expiring 01/10/17	Goldman Sachs & Co.	MXN	23,465	1,136,622	1,129,974	(6,648)
Expiring 01/10/17	Goldman Sachs & Co.	MXN	23,465	1,137,035	1,129,974	(7,061)
Expiring 01/10/17	State Street Bank	MXN	24,060	1,173,144	1,158,628	(14,516)
Expiring 01/10/17	State Street Bank	MXN	22,990	1,107,296	1,107,101	(195)
Expiring 01/10/17	State Street Bank	MXN	22,990	1,109,107	1,107,101	(2,006)
Expiring 01/10/17	State Street Bank	MXN	1,072	52,602	51,623	(979)
New Zealand Dollar,
Expiring 01/10/17	Barclays Capital Group	NZD	1,635	1,171,527	1,135,373	(36,154)
Expiring 01/10/17	Deutsche Bank AG	NZD	2,280	1,573,280	1,583,272	9,992
Expiring 01/10/17	Morgan Stanley	NZD	1,660	1,180,077	1,152,732	(27,345)
Expiring 01/10/17	Morgan Stanley	NZD	850	605,092	590,255	(14,837)
Expiring 01/10/17	Morgan Stanley	NZD	640	455,540	444,427	(11,113)
Expiring 01/10/17	State Street Bank	NZD	8,414	5,988,370	5,842,827	(145,543)
Expiring 01/10/17	UBS AG	NZD	2,710	1,939,948	1,881,871	(58,077)
Norwegian Krone,
Expiring 01/10/17	Bank of America	NOK	3,940	467,496	456,314	(11,182)
Expiring 01/10/17	Credit Suisse First Boston Corp.	NOK	13,610	1,610,159	1,576,250	(33,909)
Expiring 01/10/17	JPMorgan Chase	NOK	13,860	1,600,092	1,605,204	5,112
Expiring 01/10/17	JPMorgan Chase	NOK	2,269	270,977	262,786	(8,191)
Expiring 01/10/17	Morgan Stanley	NOK	4,390	523,581	508,430	(15,151)
Singapore Dollar,
Expiring 02/03/17	Hong Kong & Shanghai Bank	SGD	1,685	1,163,390	1,163,253	(137)
South African Rand,
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	17,065	1,212,588	1,239,749	27,161
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	17,065	1,213,761	1,239,749	25,988
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	16,178	1,139,149	1,175,310	36,161
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	16,178	1,173,910	1,175,310	1,400
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	16,178	1,181,934	1,175,309	(6,625)
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	15,750	1,123,439	1,144,216	20,777
Expiring 02/03/17	Morgan Stanley	ZAR	16,070	1,176,517	1,161,890	(14,627)
South Korean Won,
Expiring 02/03/17	State Street Bank	KRW	1,404,080	1,164,487	1,162,527	(1,960)
Swedish Krona,
Expiring 01/10/17	Barclays Capital Group	SEK	15,680	1,674,053	1,722,380	48,327
Expiring 01/10/17	Barclays Capital Group	SEK	11,420	1,249,474	1,254,438	4,964
Expiring 01/10/17	Citigroup Global Markets	SEK	55,114	5,941,519	6,054,035	112,516
Expiring 01/10/17	Citigroup Global Markets	SEK	26,495	2,900,875	2,910,361	9,486
Expiring 01/10/17	Citigroup Global Markets	SEK	26,495	2,919,204	2,910,361	(8,843)
Expiring 01/10/17	Citigroup Global Markets	SEK	9,319	1,013,331	1,023,652	10,321
Expiring 01/10/17	Citigroup Global Markets	SEK	5,330	580,165	585,477	5,312
Expiring 01/10/17	JPMorgan Chase	SEK	70,700	7,740,463	7,766,089	25,626
Expiring 01/10/17	JPMorgan Chase	SEK	43,370	4,688,368	4,764,007	75,639
Expiring 01/10/17	JPMorgan Chase	SEK	42,395	4,525,240	4,656,908	131,668
Expiring 01/10/17	JPMorgan Chase	SEK	21,198	2,300,967	2,328,508	27,541
Expiring 01/10/17	JPMorgan Chase	SEK	16,048	1,775,994	1,762,803	(13,191)
Expiring 01/10/17	JPMorgan Chase	SEK	8,479	914,869	931,381	16,512
Expiring 01/10/17	State Street Bank	SEK	11,180	1,222,808	1,228,074	5,266
Swiss Franc,
Expiring 01/10/17	Citigroup Global Markets	CHF	2,355	2,291,503	2,314,607	23,104
Expiring 01/10/17	Citigroup Global Markets	CHF	2,355	2,291,503	2,314,607	23,104
Expiring 01/10/17	Citigroup Global Markets	CHF	2,355	2,291,503	2,314,607	23,104
Turkish Lira,
Expiring 01/10/17	Morgan Stanley	TRY	4,143	1,162,575	1,171,897	9,322

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Turkish Lira (continued),
Expiring 01/10/17	Morgan Stanley	TRY	4,057	$1,143,203	$1,147,571	$4,368
Expiring 01/10/17	Morgan Stanley	TRY	4,057	1,148,899	1,147,571	(1,328)
Expiring 01/10/17	Morgan Stanley	TRY	4,057	1,157,858	1,147,571	(10,287)
Expiring 01/10/17	Morgan Stanley	TRY	4,027	1,120,822	1,139,086	18,264
Expiring 01/10/17	Morgan Stanley	TRY	4,027	1,124,829	1,139,085	14,256
Expiring 01/10/17	Morgan Stanley	TRY	3,997	1,154,860	1,130,599	(24,261)
Expiring 01/10/17	Morgan Stanley	TRY	3,997	1,156,328	1,130,599	(25,729)
Expiring 01/10/17	Morgan Stanley	TRY	3,997	1,158,148	1,130,599	(27,549)
Expiring 01/10/17	Morgan Stanley	TRY	3,997	1,158,342	1,130,599	(27,743)

				$415,471,254	$409,504,838	(5,966,416)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/09/17	Bank of America	AUD	9,003	$6,691,840	$6,495,259	$196,581
Expiring 01/09/17	Citigroup Global Markets	AUD	3,601	2,680,221	2,597,959	82,262
Expiring 01/09/17	Commonwealth Bank of Australia	AUD	10,804	8,026,130	7,794,599	231,531
Expiring 01/09/17	UBS AG	AUD	12,605	9,372,826	9,093,939	278,887
Expiring 01/10/17	Bank of America	AUD	2,822	2,097,423	2,035,890	61,533
Expiring 01/10/17	Barclays Capital Group	AUD	3,910	2,919,480	2,820,812	98,668
Expiring 01/10/17	Barclays Capital Group	AUD	1,560	1,161,757	1,125,439	36,318
Expiring 01/10/17	Citigroup Global Markets	AUD	1,128	839,523	813,779	25,744
Expiring 01/10/17	Commonwealth Bank of Australia	AUD	3,386	2,515,290	2,442,779	72,511
Expiring 01/10/17	Credit Suisse First Boston Corp.	AUD	3,910	2,908,927	2,820,812	88,115
Expiring 01/10/17	Goldman Sachs & Co.	AUD	2,040	1,491,583	1,471,728	19,855
Expiring 01/10/17	JPMorgan Chase	AUD	12,530	9,277,463	9,039,584	237,879
Expiring 01/10/17	Morgan Stanley	AUD	1,520	1,129,269	1,096,582	32,687
Expiring 01/10/17	Morgan Stanley	AUD	1,220	907,844	880,151	27,693
Expiring 01/10/17	Morgan Stanley	AUD	1,010	756,688	728,650	28,038
Expiring 01/10/17	Morgan Stanley	AUD	910	677,616	656,505	21,111
Expiring 01/10/17	Morgan Stanley	AUD	605	450,619	436,469	14,150
Expiring 01/10/17	State Street Bank	AUD	705	525,652	508,612	17,040
Expiring 01/10/17	UBS AG	AUD	3,950	2,937,023	2,849,670	87,353
Brazilian Real,
Expiring 01/04/17	Citigroup Global Markets	BRL	3,895	1,195,115	1,194,865	250
Expiring 01/04/17	Goldman Sachs & Co.	BRL	4,025	1,175,639	1,234,745	(59,106)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	3,895	1,113,016	1,194,865	(81,849)
Expiring 01/04/17	Morgan Stanley	BRL	3,860	1,177,368	1,184,128	(6,760)
Expiring 01/04/17	Standard Chartered PLC	BRL	4,025	1,235,004	1,234,745	259
Expiring 01/04/17	State Street Bank	BRL	4,025	1,170,909	1,234,745	(63,836)
British Pound,
Expiring 01/09/17	JPMorgan Chase	GBP	61,311	76,609,428	75,581,833	1,027,595
Expiring 01/09/17	UBS AG	GBP	573	716,405	706,373	10,032
Expiring 01/10/17	Barclays Capital Group	GBP	1,921	2,447,018	2,368,203	78,815
Expiring 01/10/17	Citigroup Global Markets	GBP	75,241	93,942,535	92,756,863	1,185,672
Expiring 01/10/17	Citigroup Global Markets	GBP	1,855	2,313,447	2,286,838	26,609
Expiring 01/10/17	Citigroup Global Markets	GBP	435	547,779	536,266	11,513
Expiring 01/10/17	Goldman Sachs & Co.	GBP	3,709	4,628,944	4,572,443	56,501
Expiring 01/10/17	Goldman Sachs & Co.	GBP	1,855	2,317,674	2,286,838	30,836
Expiring 01/10/17	JPMorgan Chase	GBP	1,921	2,445,107	2,368,203	76,904
Expiring 01/10/17	JPMorgan Chase	GBP	57	71,784	70,270	1,514
Expiring 01/10/17	State Street Bank	GBP	5,564	6,991,640	6,859,282	132,358
Expiring 01/10/17	State Street Bank	GBP	5,564	6,931,186	6,859,281	71,905
Expiring 02/03/17	Barclays Capital Group	GBP	1,855	2,295,822	2,288,315	7,507
Expiring 02/03/17	JPMorgan Chase	GBP	1,855	2,295,652	2,288,316	7,336

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
British Pound (continued),
Expiring 02/03/17	JPMorgan Chase	GBP	1,855	$2,291,556	$2,288,316	$3,240
Expiring 02/03/17	State Street Bank	GBP	1,855	2,293,875	2,288,316	5,559
Expiring 02/03/17	State Street Bank	GBP	1,855	2,289,306	2,288,316	990
Canadian Dollar,
Expiring 01/09/17	RBC Dominion Securities	CAD	68,439	51,028,374	50,979,580	48,794
Expiring 01/10/17	Barclays Capital Group	CAD	2,290	1,716,593	1,705,822	10,771
Expiring 01/10/17	Credit Suisse First Boston Corp.	CAD	1,455	1,087,156	1,083,830	3,326
Expiring 01/10/17	Goldman Sachs & Co.	CAD	610	459,012	454,389	4,623
Expiring 01/10/17	RBC Dominion Securities	CAD	3,395	2,524,854	2,528,936	(4,082)
Expiring 01/10/17	RBC Dominion Securities	CAD	2,920	2,195,307	2,175,109	20,198
Expiring 01/10/17	RBC Dominion Securities	CAD	1,575	1,171,631	1,173,218	(1,587)
Expiring 01/10/17	State Street Bank	CAD	3,365	2,479,899	2,506,589	(26,690)
Expiring 01/10/17	UBS AG	CAD	3,365	2,480,210	2,506,590	(26,380)
Expiring 02/03/17	Barclays Capital Group	CAD	3,150	2,335,416	2,347,131	(11,715)
Czech Koruna,
Expiring 01/09/17	JPMorgan Chase	CZK	37,992	1,494,764	1,480,787	13,977
Danish Krone,
Expiring 01/09/17	Royal Bank of Scotland Group PLC	DKK	21,814	3,114,328	3,090,568	23,760
Euro,
Expiring 01/09/17	Credit Suisse First Boston Corp.	EUR	3,385	3,612,022	3,565,189	46,833
Expiring 01/09/17	Credit Suisse First Boston Corp.	EUR	2,701	2,851,567	2,844,778	6,789
Expiring 01/09/17	Credit Suisse First Boston Corp.	EUR	2,133	2,265,075	2,246,543	18,532
Expiring 01/09/17	Credit Suisse First Boston Corp.	EUR	1,949	2,025,095	2,052,749	(27,654)
Expiring 01/09/17	Goldman Sachs & Co.	EUR	97,001	103,094,613	102,164,528	930,085
Expiring 01/09/17	Goldman Sachs & Co.	EUR	492	530,007	518,190	11,817
Expiring 01/09/17	JPMorgan Chase	EUR	196,942	208,994,859	207,425,557	1,569,302
Expiring 01/09/17	UBS AG	EUR	27,766	29,549,272	29,244,031	305,241
Expiring 01/09/17	UBS AG	EUR	6,600	7,041,936	6,951,329	90,607
Expiring 01/09/17	UBS AG	EUR	2,206	2,353,714	2,323,429	30,285
Expiring 01/09/17	UBS AG	EUR	893	953,554	940,535	13,019
Expiring 01/09/17	UBS AG	EUR	294	312,343	309,650	2,693
Expiring 01/10/17	Barclays Capital Group	EUR	8,830	9,370,032	9,300,547	69,485
Expiring 01/10/17	Barclays Capital Group	EUR	5,520	5,857,597	5,814,159	43,438
Expiring 01/10/17	Barclays Capital Group	EUR	430	449,285	452,915	(3,630)
Expiring 01/10/17	Citigroup Global Markets	EUR	13,975	15,032,474	14,719,722	312,752
Expiring 01/10/17	Citigroup Global Markets	EUR	5,647	5,932,738	5,947,926	(15,188)
Expiring 01/10/17	Citigroup Global Markets	EUR	2,715	2,899,642	2,859,681	39,961
Expiring 01/10/17	Citigroup Global Markets	EUR	2,715	2,888,239	2,859,681	28,558
Expiring 01/10/17	Citigroup Global Markets	EUR	2,175	2,268,264	2,290,905	(22,641)
Expiring 01/10/17	Citigroup Global Markets	EUR	1,320	1,397,033	1,390,343	6,690
Expiring 01/10/17	Credit Suisse First Boston Corp.	EUR	2,160	2,247,286	2,275,106	(27,820)
Expiring 01/10/17	Credit Suisse First Boston Corp.	EUR	1,085	1,130,865	1,142,819	(11,954)
Expiring 01/10/17	Credit Suisse First Boston Corp.	EUR	430	458,705	452,915	5,790
Expiring 01/10/17	Deutsche Bank AG	EUR	1,085	1,153,300	1,142,820	10,480
Expiring 01/10/17	JPMorgan Chase	EUR	10,860	11,309,952	11,438,725	(128,773)
Expiring 01/10/17	JPMorgan Chase	EUR	7,120	7,582,267	7,499,422	82,845
Expiring 01/10/17	JPMorgan Chase	EUR	5,515	5,860,887	5,808,893	51,994
Expiring 01/10/17	JPMorgan Chase	EUR	5,435	5,665,863	5,724,629	(58,766)
Expiring 01/10/17	JPMorgan Chase	EUR	4,455	4,641,843	4,692,405	(50,562)
Expiring 01/10/17	JPMorgan Chase	EUR	4,344	4,512,221	4,575,490	(63,269)
Expiring 01/10/17	JPMorgan Chase	EUR	2,743	2,962,981	2,889,174	73,807
Expiring 01/10/17	JPMorgan Chase	EUR	2,172	2,272,542	2,287,745	(15,203)
Expiring 01/10/17	JPMorgan Chase	EUR	1,616	1,741,691	1,702,116	39,575
Expiring 01/10/17	JPMorgan Chase	EUR	1,145	1,198,804	1,206,017	(7,213)
Expiring 01/10/17	JPMorgan Chase	EUR	869	913,762	915,308	(1,546)
Expiring 01/10/17	Morgan Stanley	EUR	895	933,851	942,694	(8,843)
Expiring 01/10/17	Morgan Stanley	EUR	660	704,484	695,172	9,312

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Euro (continued),
Expiring 01/10/17	Standard Chartered PLC	EUR	805	$838,353	$847,899	$(9,546)
Expiring 01/10/17	State Street Bank	EUR	17,739	18,855,049	18,684,304	170,745
Expiring 01/10/17	State Street Bank	EUR	2,742	2,971,972	2,888,120	83,852
Expiring 01/10/17	State Street Bank	EUR	1,290	1,376,310	1,358,744	17,566
Expiring 01/10/17	State Street Bank	EUR	430	455,644	452,914	2,730
Expiring 02/03/17	Hong Kong & Shanghai Bank	EUR	708	748,443	746,668	1,775
Expiring 02/03/17	JPMorgan Chase	EUR	10,860	11,501,967	11,453,129	48,838
Expiring 02/03/17	JPMorgan Chase	EUR	1,900	2,007,158	2,003,770	3,388
Hong Kong Dollar,
Expiring 04/28/17	Citigroup Global Markets	HKD	65,766	8,474,072	8,482,541	(8,469)
Expiring 04/28/17	Hong Kong & Shanghai Bank	HKD	36,484	4,701,080	4,705,729	(4,649)
Expiring 04/28/17	Hong Kong & Shanghai Bank	HKD	33,630	4,333,498	4,337,619	(4,121)
Expiring 04/28/17	Standard Chartered PLC	HKD	32,958	4,243,337	4,250,944	(7,607)
Expiring 04/28/17	Standard Chartered PLC	HKD	17,403	2,244,506	2,244,650	(144)
Expiring 04/28/17	Standard Chartered PLC	HKD	17,403	2,242,915	2,244,650	(1,735)
Expiring 04/28/17	Standard Chartered PLC	HKD	17,403	2,242,857	2,244,650	(1,793)
Expiring 04/28/17	Standard Chartered PLC	HKD	17,403	2,242,857	2,244,650	(1,793)
Expiring 04/28/17	Standard Chartered PLC	HKD	11,602	1,496,337	1,496,433	(96)
Expiring 04/28/17	Standard Chartered PLC	HKD	5,801	747,638	748,216	(578)
Israeli Shekel,
Expiring 01/09/17	JPMorgan Chase	ILS	4,041	1,053,949	1,049,314	4,635
Japanese Yen,
Expiring 01/10/17	Barclays Capital Group	JPY	1,330,900	11,568,316	11,394,868	173,448
Expiring 01/10/17	Barclays Capital Group	JPY	665,600	5,858,732	5,698,718	160,014
Expiring 01/10/17	Barclays Capital Group	JPY	332,300	2,935,033	2,845,078	89,955
Expiring 01/10/17	Citigroup Global Markets	JPY	20,516,094	182,482,880	175,654,194	6,828,686
Expiring 01/10/17	Citigroup Global Markets	JPY	406,076	3,609,901	3,476,731	133,170
Expiring 01/10/17	Citigroup Global Markets	JPY	265,700	2,254,743	2,274,864	(20,121)
Expiring 01/10/17	Citigroup Global Markets	JPY	155,000	1,359,285	1,327,075	32,210
Expiring 01/10/17	Citigroup Global Markets	JPY	118,200	1,012,282	1,012,002	280
Expiring 01/10/17	Citigroup Global Markets	JPY	102,912	908,844	881,110	27,734
Expiring 01/10/17	Goldman Sachs & Co.	JPY	535,520	4,594,293	4,585,002	9,291
Expiring 01/10/17	Goldman Sachs & Co.	JPY	208,000	1,812,147	1,780,850	31,297
Expiring 01/10/17	Goldman Sachs & Co.	JPY	145,900	1,237,070	1,249,163	(12,093)
Expiring 01/10/17	JPMorgan Chase	JPY	2,469,888	21,572,382	21,146,627	425,755
Expiring 01/10/17	JPMorgan Chase	JPY	267,760	2,308,051	2,292,500	15,551
Expiring 01/10/17	JPMorgan Chase	JPY	267,760	2,305,102	2,292,501	12,601
Expiring 01/10/17	JPMorgan Chase	JPY	267,100	2,278,001	2,286,850	(8,849)
Expiring 01/10/17	JPMorgan Chase	JPY	253,440	2,217,325	2,169,897	47,428
Expiring 01/10/17	Morgan Stanley	JPY	134,900	1,157,123	1,154,983	2,140
Expiring 01/10/17	Standard Chartered PLC	JPY	332,300	2,920,112	2,845,078	75,034
Expiring 01/10/17	State Street Bank	JPY	1,330,900	11,583,892	11,394,867	189,025
Expiring 01/10/17	State Street Bank	JPY	1,286,400	11,287,280	11,013,868	273,412
Expiring 01/10/17	State Street Bank	JPY	1,286,400	11,281,440	11,013,869	267,571
Expiring 01/10/17	State Street Bank	JPY	309,100	2,694,410	2,646,445	47,965
Expiring 01/10/17	State Street Bank	JPY	267,760	2,338,219	2,292,501	45,718
Expiring 02/03/17	Hong Kong & Shanghai Bank	JPY	664,665	5,714,142	5,698,248	15,894
Expiring 02/03/17	JPMorgan Chase	JPY	663,801	5,710,485	5,690,842	19,643
Expiring 02/03/17	Standard Chartered PLC	JPY	124,530	1,065,862	1,067,610	(1,748)
Mexican Peso,
Expiring 01/09/17	Goldman Sachs & Co.	MXN	83,105	4,006,991	4,002,620	4,371
Expiring 01/10/17	Barclays Capital Group	MXN	23,465	1,141,288	1,129,975	11,313
Expiring 01/10/17	Credit Suisse First Boston Corp.	MXN	24,061	1,172,223	1,158,675	13,548
Expiring 01/10/17	Standard Chartered PLC	MXN	24,061	1,176,824	1,158,675	18,149
Expiring 01/10/17	State Street Bank	MXN	22,990	1,101,291	1,107,101	(5,810)
New Zealand Dollar,
Expiring 01/09/17	BNP Paribas	NZD	2,568	1,817,220	1,783,330	33,890
Expiring 01/09/17	National Australia Bank	NZD	2,568	1,815,697	1,783,330	32,367

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
New Zealand Dollar (continued),
Expiring 01/10/17	BNP Paribas	NZD	15,293	$10,821,710	$10,619,724	$201,986
Expiring 01/10/17	Deutsche Bank AG	NZD	1,340	950,340	930,519	19,821
Expiring 01/10/17	Goldman Sachs & Co.	NZD	1,065	742,087	739,555	2,532
Expiring 01/10/17	JPMorgan Chase	NZD	8,240	5,716,088	5,721,998	(5,910)
Expiring 01/10/17	Morgan Stanley	NZD	1,285	886,524	892,326	(5,802)
Expiring 01/10/17	National Australia Bank	NZD	15,294	10,813,164	10,620,418	192,746
Expiring 01/10/17	Westpac Banking Corp.	NZD	640	452,534	444,427	8,107
Norwegian Krone,
Expiring 01/09/17	Standard Chartered PLC	NOK	20,687	2,415,746	2,395,854	19,892
Expiring 01/10/17	Barclays Capital Group	NOK	7,020	804,947	813,025	(8,078)
Expiring 01/10/17	Barclays Capital Group	NOK	6,340	752,967	734,271	18,696
Expiring 01/10/17	Barclays Capital Group	NOK	3,960	461,860	458,629	3,231
Expiring 01/10/17	JPMorgan Chase	NOK	11,670	1,373,430	1,351,568	21,862
Expiring 01/10/17	Morgan Stanley	NOK	5,970	696,046	691,419	4,627
Expiring 01/10/17	Standard Chartered PLC	NOK	15,859	1,851,962	1,836,720	15,242
Polish Zloty,
Expiring 01/09/17	Citigroup Global Markets	PLN	13,026	3,113,066	3,112,187	879
Singapore Dollar,
Expiring 01/09/17	Standard Chartered PLC	SGD	2,387	1,671,487	1,648,176	23,311
Expiring 01/10/17	Morgan Stanley	SGD	1,650	1,148,989	1,139,283	9,706
South African Rand,
Expiring 01/09/17	Royal Bank of Scotland Group PLC	ZAR	48,651	3,452,936	3,535,157	(82,221)
Expiring 01/10/17	Barclays Capital Group	ZAR	15,750	1,120,524	1,144,217	(23,693)
Expiring 01/10/17	Citigroup Global Markets	ZAR	380	27,074	27,607	(533)
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	16,178	1,188,772	1,175,310	13,462
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	16,178	1,184,551	1,175,310	9,241
Expiring 01/10/17	Goldman Sachs & Co.	ZAR	16,178	1,136,910	1,175,310	(38,400)
Expiring 01/10/17	Royal Bank of Scotland Group PLC	ZAR	49,500	3,512,482	3,596,109	(83,627)
South Korean Won,
Expiring 01/09/17	Citigroup Global Markets	KRW	1,321,176	1,125,459	1,093,870	31,589
Expiring 01/09/17	State Street Bank	KRW	17,883,357	15,268,478	14,806,555	461,923
Expiring 01/10/17	State Street Bank	KRW	1,351,860	1,145,450	1,119,275	26,175
Swedish Krona,
Expiring 01/09/17	Citigroup Global Markets	SEK	30,307	3,295,457	3,328,863	(33,406)
Expiring 01/10/17	JPMorgan Chase	SEK	15,300	1,637,274	1,680,639	(43,365)
Expiring 01/10/17	JPMorgan Chase	SEK	11,540	1,258,000	1,267,619	(9,619)
Swiss Franc,
Expiring 01/09/17	Standard Chartered PLC	CHF	8,719	8,623,981	8,568,800	55,181
Thai Baht,
Expiring 01/09/17	Citigroup Global Markets	THB	130,105	3,656,473	3,632,865	23,608
Turkish Lira,
Expiring 01/10/17	Citigroup Global Markets	TRY	22,809	6,609,580	6,451,799	157,781
Expiring 01/10/17	Goldman Sachs & Co.	TRY	4,144	1,208,868	1,172,180	36,688
Expiring 01/10/17	Goldman Sachs & Co.	TRY	4,144	1,194,856	1,172,180	22,676
Expiring 01/10/17	Goldman Sachs & Co.	TRY	4,028	1,157,506	1,139,368	18,138
Expiring 01/10/17	Goldman Sachs & Co.	TRY	4,028	1,155,181	1,139,368	15,813
Expiring 01/10/17	Goldman Sachs & Co.	TRY	4,026	1,141,079	1,138,802	2,277
Expiring 01/10/17	Morgan Stanley	TRY	4,144	1,180,291	1,172,181	8,110
Expiring 01/10/17	Morgan Stanley	TRY	4,143	1,193,432	1,171,897	21,535
Expiring 01/10/17	Morgan Stanley	TRY	4,028	1,145,995	1,139,363	6,632

				$1,312,291,976	$1,294,297,703	17,994,273

						$12,027,857

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2016(5)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues—Buy Protection(1):
Glencore Finance Europe SA	12/20/21	5.000%	EUR	730	1.832%	$(117,943)	$(112,536)	$(5,407)	Citigroup Global Markets
Glencore Finance Europe SA	12/20/21	5.000%	EUR	620	1.832%	(100,171)	(92,076)	(8,095)	BNP Paribas

						$(218,114)	$(204,612)	$(13,502)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
GBP	46,130	03/21/19	0.750%	6 Month GBP LIBOR(2)	$(16,186)	$26,352	$42,538
GBP	45,940	03/20/21	1.178%	6 Month GBP LIBOR(2)	(3,678)	208,263	211,941
	9,905	06/16/26	1.880%	3 Month LIBOR(2)	5,509	(360,716)	(366,225)

					$(14,355)	$(126,101)	$(111,746)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
CAD	42,710	12/19/20	1.068%	3 Month CDOR(2)	$(342,280)	$—	$(342,280)	JPMorgan Chase
CAD	40,460	12/19/20	1.475%	3 Month CDOR(2)	(84,238)	—	(84,238)	Goldman Sachs & Co.

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Interest rate swap agreements outstanding at December 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements (continued):
CAD	40,375	12/19/20	0.976%	3 Month CDOR(2)	$(377,346)	$(814)	$(376,532)	Goldman Sachs & Co.
CAD	39,585	12/19/20	0.976%	3 Month CDOR(2)	(369,962)	6,980	(376,942)	Goldman Sachs & Co.
HKD	12,400	06/16/21	2.360%	3 Month HIBOR(1)	39,517	—	39,517	Goldman Sachs & Co.
HKD	12,400	06/16/26	2.378%	3 Month HIBOR(1)	38,302	—	38,302	JPMorgan Chase
HKD	12,400	06/16/26	2.365%	3 Month HIBOR(1)	39,170	—	39,170	Morgan Stanley
HKD	12,400	06/16/26	2.355%	3 Month HIBOR(1)	39,864	—	39,864	Goldman Sachs & Co.
HKD	9,050	06/16/26	2.240%	3 Month HIBOR(1)	34,920	3,044	31,876	Goldman Sachs & Co.
HKD	9,045	06/16/26	2.240%	3 Month HIBOR(1)	34,901	6,572	28,329	Goldman Sachs & Co.
HKD	7,215	06/16/26	2.240%	3 Month HIBOR(1)	27,840	2,283	25,557	JPMorgan Chase
MXN	69,140	03/03/27	7.131%	28 Day Mexican Interbank Rate(2)	(205,973)	—	(205,973)	JPMorgan Chase
MXN	69,135	03/03/27	7.410%	28 Day Mexican Interbank Rate(2)	(139,339)	—	(139,339)	Morgan Stanley
NOK	208,888	12/20/18	1.190%	6 Month NIBOR(2)	(19,363)	1,754	(21,117)	JPMorgan Chase
NOK	203,130	12/20/18	1.190%	6 Month NIBOR(2)	(18,829)	—	(18,829)	Citigroup Global Markets
NZD	42,705	03/21/19	2.526%	3 Month New Zealand Bank Bill(2)	(91,159)	—	(91,159)	Deutsche Bank AG
NZD	42,705	03/21/19	2.526%	3 Month New Zealand Bank Bill(2)	(91,159)	1,325	(92,484)	Citigroup Global Markets
NZD	43,215	12/19/20	3.010%	3 Month New Zealand Bank Bill(2)	(187,698)	(8,605)	(179,093)	JPMorgan Chase
NZD	29,350	12/19/20	3.010%	3 Month New Zealand Bank Bill(2)	(127,481)	(3,826)	(123,655)	Deutsche Bank AG
NZD	25,470	12/19/20	3.010%	3 Month New Zealand Bank Bill(2)	(110,628)	(5,106)	(105,522)	Citigroup Global Markets
NZD	17,850	12/19/20	3.010%	3 Month New Zealand Bank Bill(2)	(77,529)	(3,577)	(73,952)	Citigroup Global Markets
NZD	14,675	12/19/20	3.010%	3 Month New Zealand Bank Bill(2)	(63,740)	(966)	(62,774)	Goldman Sachs & Co.
ZAR	51,285	03/15/27	8.222%	3 Month JIBAR(1)	37,600	—	37,600	JPMorgan Chase
ZAR	25,640	03/15/27	8.442%	3 Month JIBAR(1)	(8,674)	—	(8,674)	JPMorgan Chase
ZAR	25,640	03/15/27	8.425%	3 Month JIBAR(1)	(6,547)	—	(6,547)	Deutsche Bank AG

					$(2,029,831)	$(936)	$(2,028,895)

Cash of $1,111,991 and U.S. Treasury Obligation with a market value of $1,463,706 have been segregated with Morgan Stanley to cover requirements for open centrally cleared interest rate swap contracts at December 31, 2016.

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$17,872,032	$—
Corporate Bonds
Belgium	—	9,703,557	—
Canada	—	8,672,008	—
Denmark	—	7,859,396	—
France	—	41,360,422	—
Germany	—	21,793,938	—
Hong Kong	—	999,091	—
Ireland	—	2,253,906	—
Israel	—	1,674,202	—
Italy	—	6,431,996	—
Japan	—	3,835,692	—
Mexico	—	3,880,270	—
Netherlands	—	13,190,561	—
Spain	—	5,333,629	—
Sweden	—	7,089,575	—
Switzerland	—	7,948,409	—
United Kingdom	—	53,032,677	—
United States	—	424,329,101	—
Foreign Government Bonds	—	622,234,625	—
Municipal Bond	—	1,149,738	—
U.S. Government Agency Obligations	—	154,044,121	—
U.S. Treasury Obligations	—	63,397,338	—
Unaffiliated Fund	54,998,666	—	—
Affiliated Mutual Fund	1,699,554	—	—
Options Purchased	—	540,933	—
Options Written	—	(7,364)	—
Other Financial Instruments*
Futures Contracts	(4,150,720)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	12,027,857	—
OTC Credit Default Swap Agreements	—	(218,114)	—
Centrally Cleared Interest Rate Swap Agreements	—	(111,746)	—
OTC Interest Rate Swap Agreements	—	(2,029,831)	—

Total	$52,547,500	$1,488,288,019	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Foreign Government Bonds	40.2%
Banks	11.7
U.S. Government Agency Obligations	10.0
U.S. Treasury Obligations	4.1
Agriculture	3.7
Auto Manufacturers	3.6
Unaffiliated Fund	3.6
Electric	2.9
Oil & Gas	2.4
Telecommunications	2.3

Media	2.2%
Insurance	2.1
Diversified Financial Services	1.8
Healthcare-Services	1.2
Non-Residential Mortgage-Backed Securities	1.2
Foods	1.0
Pipelines	1.0
Beverages	0.9
Pharmaceuticals	0.5
Software	0.5
Building Materials	0.3
Trucking & Leasing	0.3
Advertising	0.2
Chemicals	0.2
Miscellaneous Manufacturing	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Industry table (continued)
Packaging & Containers	0.2%
Retail	0.2
Affiliated Mutual Fund (0.1% represents investments purchased with collateral from securities on loan)	0.1
Auto Parts & Equipment	0.1
Environmental Control	0.1
Holding Companies-Diversified	0.1
Mining	0.1

Municipal Bonds	0.1%
Real Estate Investment Trusts (REITs)	0.1
Transportation	0.1

99.3
Other assets in excess of liabilities	0.7

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging	Asset Derivatives			Liability Derivatives
instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$204,612
Credit contracts	Unaffiliated investments	34,928		Options written outstanding, at value	7,364
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	13,502
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	20,432,190		Unrealized depreciation on OTC forward foreign currency exchange contracts	8,404,333
Interest rate contracts	Due from/to broker — variation margin futures	233,458	*	Due from/to broker — variation margin futures	4,384,178	*
Interest rate contracts	Due from/to broker — variation margin swaps	254,479	*	Due from/to broker — variation margin swaps	366,225	*
Interest rate contracts	Premiums paid for OTC swap agreements	21,958		Premiums received for OTC swap agreements	22,894
Interest rate contracts	Unaffiliated investments	506,005		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	280,215		Unrealized depreciation on OTC swap agreements	2,309,110

Total		$21,763,233			$15,712,218

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Exchange Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$958,487	$958,487
Foreign exchange contracts	—	—	13,027,562	—	13,027,562
Interest rate contracts	(150,030)	(4,181,344)	—	484,060	(3,847,314)

Total	$(150,030)	$(4,181,344)	$13,027,562	$1,442,547	$10,138,735

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(3)	Options Written	Futures	Forward Currency Exchange Contracts(4)	Swaps	Total
Credit contracts	$(460,706)	$185,132	$—	$—	$(13,502)	$(289,076)
Foreign exchange contracts	—	—	—	17,448,882	—	17,448,882
Interest rate contracts	210,404	—	(4,545,914)	—	(1,957,154)	(6,292,664)

Total	$(250,302)	$185,132	$(4,545,914)	$17,448,882	$(1,970,656)	$10,867,142

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts - Purchased(3)	Forward Foreign Currency Exchange Contracts - Sold(3)	Interest Rate Swap Agreements(4)	Credit Default Swap Agreements - Sell Protection(4)
$350,095	$50,389,000	$424,713,927	$350,164,379	$416,262,420	$1,193,350,626	$230,521,000	$284,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

The Portfolio invested in OTC derivatives and entered into other financial transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and other financial transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial transaction assets and liabilities:

Description	Gross Amounts of Recognized Assets(3)	Collateral Received	Net Amount
Securities on Loan	$1,663,829	$(1,663,829)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$265,112	$(57,324)	$—	$207,788
Bank of Montreal	—	—	—	—
Barclays Capital Group	862,380	(407,988)	—	454,392
BNP Paribas	265,592	(125,728)	—	139,864
Citigroup Global Markets	9,245,382	(4,648,009)	—	4,597,373
Commonwealth Bank of Australia	304,042	(114,156)	—	189,886
Credit Suisse First Boston Corp.	189,020	(189,020)	—	—
Deutsche Bank AG	40,312	(40,312)	—	—
Goldman Sachs & Co.	1,568,703	(1,392,553)	—	176,150
Hong Kong & Shanghai Bank	83,294	(8,907)	—	74,387
JPMorgan Chase	4,795,040	(1,821,612)	—	2,973,428

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Morgan Stanley	$336,872	$(336,872)	$—	$—
National Australia Bank	225,113	—	—	225,113
RBC Dominion Securities	68,992	(52,743)	—	16,249
Royal Bank of Scotland Group PLC	23,760	(23,760)	—	—
Standard Chartered PLC	270,324	(25,040)	—	245,284
State Street Bank	1,884,679	(369,571)	—	1,515,108
Toronto Dominion	20,094	—	—	20,094
UBS AG	818,478	(147,739)	—	670,739
Westpac Banking Corp.	8,107	—	—	8,107

	$21,275,296

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(57,324)	$57,324	$—	$—
Bank of Montreal	(545,964)	—	—	(545,964)
Barclays Capital Group	(407,988)	407,988	—	—
BNP Paribas	(125,728)	125,728	—	—
Citigroup Global Markets	(4,648,009)	4,648,009	—	—
Commonwealth Bank of Australia	(114,156)	114,156	—	—
Credit Suisse First Boston Corp.	(213,760)	189,020	—	(24,740)
Deutsche Bank AG	(231,762)	40,312	191,450	—
Goldman Sachs & Co.	(1,392,553)	1,392,553	—	—
Hong Kong & Shanghai Bank	(8,907)	8,907	—	—
JPMorgan Chase	(1,821,612)	1,821,612	—	—
Morgan Stanley	(633,111)	336,867	—	(296,244)
National Australia Bank	—	—	—	—
RBC Dominion Securities	(52,743)	52,743	—	—
Royal Bank of Scotland Group PLC	(165,848)	23,760	—	(142,088)
Standard Chartered PLC	(25,040)	25,040	—	—
State Street Bank	(369,571)	369,571	—	—
Toronto Dominion	—	—	—	—
UBS AG	(147,739)	147,739	—	—
Westpac Banking Corp.	—	—	—	—

	$(10,961,815)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

(3)	Amount represents market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value, including securities on loan of $1,663,829:
Unaffiliated investments (cost $1,573,006,614)	$1,533,625,883
Affiliated investments (cost $1,699,646)	1,699,554
Cash	2,279,353
Foreign currency, at value (cost $2,414)	2,419
Deposit with broker for centrally cleared swaps	1,111,991
Unrealized appreciation on OTC forward foreign currency contracts	20,432,190
Dividends and interest receivable	9,846,926
Receivable for fund share sold	1,102,857
Unrealized appreciation on OTC swap agreements	280,215
Cash segregated for Counterparty – OTC	180,000
Tax reclaim receivable	103,128
Due from broker-variation margin swaps	62,208
Premiums paid for OTC swap agreements	21,958
Prepaid expenses	12,209

Total Assets	1,570,760,891

LIABILITIES:
Unrealized depreciation on OTC forward foreign currency contracts	8,404,333
Payable for investments purchased	7,214,422
Payable for fund share repurchased	3,452,020
Unrealized depreciation on OTC swap agreements	2,322,612
Payable to broker for collateral for securities on loan	1,693,713
Advisory fees payable	368,329
Premiums received for OTC swap agreements	227,506
Accrued expenses and other liabilities	87,043
Distribution fee payable	52,875
Due to broker-variation margin futures	43,624
Options written outstanding, at value (premiums received $192,496)	7,364
Due to broker – Futures	6,057
Affiliated transfer agent fee payable	346

Total Liabilities	23,880,244

NET ASSETS	$1,546,880,647

Net assets were comprised of:
Paid-in capital	$1,520,273,811
Retained earnings	26,606,836

Net assets, December 31, 2016	$1,546,880,647

Net asset value and redemption price per share, $1,546,880,647 / 148,833,854 outstanding shares of beneficial interest	$10.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Interest income (net of $403,908 foreign withholding tax)	$24,811,764
Affiliated dividend income	43,684
Income from securities lending, net (including affiliated income of $11,832)	14,911

24,870,359

EXPENSES
Advisory fees	8,979,111
Distribution fee	3,616,439
Custodian and accounting fees	404,000
Audit fee	67,000
Trustees’ fees	22,000
Legal fees and expenses	10,000
Insurance expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Shareholders’ reports	5,000
Loan interest expense	179
Miscellaneous	10,245

Total expenses	13,129,974

NET INVESTMENT INCOME (LOSS)	11,740,385

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $598)	13,625,818
Futures transactions	(4,181,344)
Swap agreements transactions	1,442,547
Foreign currency transactions	17,804,009

28,691,030

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(92))	(27,380,017)
Futures	(4,545,914)
Options written	185,132
Swap agreements	(1,970,656)
Foreign currencies	17,382,365

(16,329,090)

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	12,361,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,102,325

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$11,740,385	$2,726,311
Net realized gain (loss) on investment and foreign currency transactions	28,691,030	17,071,855
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,329,090)	(17,293,655)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,102,325	2,504,511

FUND SHARE TRANSACTIONS:
Fund share sold [71,588,552 and 95,674,910 shares, respectively]	745,348,441	966,420,666
Fund share repurchased [16,226,830 and 2,202,778 shares, respectively]	(169,186,402)	(22,308,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	576,162,039	944,111,772

TOTAL INCREASE (DECREASE) IN NET ASSETS	600,264,364	946,616,283
NET ASSETS:
Beginning of period	946,616,283	—

End of period	$1,546,880,647	$946,616,283

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2016

LONG-TERM INVESTMENTS — 73.1%		Value (Note 2)
COMMON STOCKS — 48.6%	Shares
Australia — 0.9%
Alumina Ltd.	8,038	$10,510
BHP Billiton Ltd.	2,200	39,413
BHP Billiton PLC	1,366	21,751
Newcrest Mining Ltd.	1,591	22,813
Oil Search Ltd.	1,316	6,773
Origin Energy Ltd.	1,201	5,682
Santos Ltd.	1,319	3,800
South32 Ltd.	19,062	37,525
Woodside Petroleum Ltd.	342	7,660

		155,927

Austria — 0.1%
voestalpine AG	526	20,568

Belgium — 0.1%
UCB SA	294	18,810

Brazil
Cia Siderurgica Nacional SA*	294	980
Vale SA	413	3,259

		4,239

Canada — 2.2%
Agnico Eagle Mines Ltd.	539	22,637
Barrick Gold Corp.	1,074	17,163
Canadian Natural Resources Ltd.	443	14,123
Cenovus Energy, Inc.	1,288	19,487
Crescent Point Energy Corp.	1,428	19,407
Eldorado Gold Corp.*	1,785	5,748
Encana Corp.	812	9,533
Franco-Nevada Corp.	356	21,275
Goldcorp, Inc.	1,646	22,386
Husky Energy, Inc.*	1,155	14,045
Kelt Exploration Ltd.*	5,399	27,223
Kinross Gold Corp.*	2,072	6,444
Peyto Exploration & Development Corp.	347	8,583
Raging River Exploration, Inc.*	3,113	24,484
Seven Generations Energy Ltd. (Class A Stock)*	1,456	33,953
Silver Wheaton Corp.	752	14,529
Spartan Energy Corp.*	5,502	13,646
Suncor Energy, Inc.	495	16,182
Teck Resources Ltd. (Class B Stock)	158	3,165
Tidewater Midstream and Infrastructure Ltd.	4,975	5,892
Tourmaline Oil Corp.*	328	8,782
Turquoise Hill Resources Ltd.*	9,102	29,399
Vermilion Energy, Inc.	466	19,651

		377,737

China — 1.2%
AAC Technologies Holdings, Inc.	807	7,305
Alibaba Group Holding Ltd., ADR*	687	60,325
Aluminum Corp. of China Ltd. (Class H Stock)*	33,031	13,529
China Lodging Group Ltd., ADS*	212	10,990
Geely Automobile Holdings Ltd.	8,467	8,048
Momo, Inc., ADR*	658	12,094
NetEase, Inc., ADR	57	12,274
Semiconductor Manufacturing International Corp.*	13,000	20,324

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
SINA Corp.*	188	$11,429
Tencent Holdings Ltd.	700	16,973
Zijin Mining Group Co. Ltd. (Class H Stock)	65,260	20,811

		194,102

France — 0.2%
Essilor International SA	164	18,504
Technip SA	158	11,255

		29,759

Germany — 0.2%
Deutsche Bank AG*	583	10,552
thyssenkrupp AG	843	20,026

		30,578

Hong Kong — 0.2%
Sands China Ltd.	2,017	8,702
Sino Biopharmaceutical Ltd.	5,000	3,506
Tongda Group Holdings Ltd.	95,189	24,439

		36,647

Israel — 0.3%
Orbotech Ltd.*	510	17,039
Radware Ltd.*	958	13,968
Tower Semiconductor Ltd.*	894	17,013
Wix.com Ltd.*	195	8,687

		56,707

Italy — 0.1%
Eni SpA	927	15,028
Saipem SpA*	11,231	6,282

		21,310

Japan — 11.7%
Aeon Delight Co. Ltd.	885	24,691
Alpine Electronics, Inc.	1,285	16,672
Alps Electric Co. Ltd.	700	16,820
Amano Corp.	777	13,619
Aoyama Trading Co. Ltd.	959	33,325
Asahi Group Holdings Ltd.	678	21,347
Astellas Pharma, Inc.	2,652	36,792
Bandai Namco Holdings, Inc.	659	18,139
Bridgestone Corp.	964	34,685
Casio Computer Co. Ltd.	1,200	16,912
Chugai Pharmaceutical Co. Ltd.	248	7,114
Daifuku Co. Ltd.	460	9,773
Daito Trust Construction Co. Ltd.	207	31,120
DeNA Co. Ltd.	688	15,036
Eisai Co. Ltd.	550	31,519
Fuji Heavy Industries Ltd.	1,218	49,627
Hazama Ando Corp.	6,424	42,272
Hikari Tsushin, Inc.	275	25,599
HIS Co. Ltd.	869	22,785
Hitachi Metals Ltd.	1,475	19,859
Hosiden Corp.	2,129	17,198
Inpex Corp.	822	8,217
Isuzu Motors Ltd.	2,347	29,677
ITOCHU Corp.	3,401	45,032
Japan Airlines Co. Ltd.	1,019	29,735
Japan Petroleum Exploration Co. Ltd.	1,042	23,101

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Japan Tobacco, Inc.	726	$23,830
JFE Holdings, Inc.	132	1,996
JGC Corp.	1,134	20,544
JSR Corp.	1,730	27,231
Kaken Pharmaceutical Co. Ltd.	464	24,572
KDDI Corp.	1,295	32,703
Kinden Corp.	2,240	27,883
Kobe Steel Ltd.*	628	5,971
LaSalle Logiport REIT, REIT	34	32,180
Maruichi Steel Tube Ltd.	635	20,635
Medipal Holdings Corp.	1,840	28,984
Mitsubishi Materials Corp.	982	30,037
Mitsubishi UFJ Financial Group, Inc.	11,020	67,964
MS&AD Insurance Group Holdings, Inc.	1,616	50,044
Nexon Co. Ltd.	1,270	18,353
Nintendo Co. Ltd.	226	46,980
Nippo Corp.	1,417	26,399
Nippon Steel & Sumitomo Metal Corp.	883	19,557
Nippon Telegraph & Telephone Corp.	1,770	74,508
Nippon Television Holdings, Inc.	2,520	45,685
NTT DOCOMO, Inc.	410	9,326
Olympus Corp.	400	13,782
Ono Pharmaceutical Co. Ltd.	1,844	40,189
PanaHome Corp.	2,410	19,476
Recruit Holdings Co. Ltd.	625	25,048
San-In Godo Bank Ltd. (The)	2,346	19,545
Sankyo Co. Ltd.	573	18,474
Sekisui Chemical Co. Ltd.	2,051	32,649
Septeni Holdings Co. Ltd.	5,655	19,337
Shimamura Co. Ltd.	267	33,290
Shionogi & Co. Ltd.	360	17,205
SMC Corp.	106	25,220
Sony Financial Holdings, Inc.	1,512	23,570
Stanley Electric Co. Ltd.	198	5,394
Sumco Corp.	700	8,999
Sumitomo Metal Mining Co. Ltd.	3,113	39,715
Sumitomo Real Estate Sales Co. Ltd.	1,030	23,966
Suzuki Motor Corp.	662	23,242
T&D Holdings, Inc.	1,367	18,041
Taisei Corp.	2,905	20,286
Takeda Pharmaceutical Co. Ltd.	200	8,297
Takuma Co. Ltd.	2,979	25,417
Tokai Rika Co. Ltd.	1,118	22,381
Tokio Marine Holdings, Inc.	1,066	43,645
Tokyo Seimitsu Co. Ltd.	1,188	35,123
Toshiba Machine Co. Ltd.	3,775	15,095
Toyota Industries Corp.	821	39,035
TS Tech Co. Ltd.	852	21,903
TV Asahi Holdings Corp.	1,291	25,436
Ushio, Inc.	1,257	15,987
Yamato Kogyo Co. Ltd.	883	24,626

		1,980,421

Luxembourg — 0.3%
ArcelorMittal*	1,250	9,125
ArcelorMittal, (AQXE)*	2,282	16,767
Tenaris SA.	428	7,640

COMMON STOCKS (continued)	Shares	Value (Note 2)
Luxembourg (continued)
Tenaris SA, ADR	324	$11,570

		45,102

Mexico — 0.4%
Fresnillo PLC	766	11,379
Grupo Mexico SAB de CV	15,009	40,756
Industrias Penoles SAB de CV	1,090	20,207

		72,342

Netherlands — 0.1%
ASML Holding NV	159	17,840

Norway — 0.3%
Norsk Hydro ASA	4,258	20,322
Statoil ASA	1,117	20,387

		40,709

Peru
Cia de Minas Buenaventura SAA, ADR	352	3,971

Portugal — 0.1%
Galp Energia SGPS SA	920	13,716

Russia — 0.7%
Gazprom PJSC, ADR	1,807	9,198
Lukoil PJSC, ADR	140	7,854
MMC Norilsk Nickel PJSC, ADR	2,409	40,447
Novatek PJSC, GDR, RegS	103	13,369
Rosneft Oil Co. PJSC, GDR	2,663	17,310
Severstal PJSC, GDR, RegS	1,332	20,246
Surgutneftegas OJSC, ADR	1,493	7,465
Tatneft PJSC, ADR	199	8,203

		124,092

South Africa — 0.2%
Anglo American Platinum Ltd.*	326	6,220
AngloGold Ashanti Ltd.*	291	3,092
Gold Fields Ltd.	3,278	9,913
Impala Platinum Holdings Ltd.*	374	1,151
Sibanye Gold Ltd.	11,073	19,883

		40,259

South Korea — 0.7%
Advanced Process Systems Corp.*	435	10,712
Hyundai Steel Co.*	351	16,521
Korea Zinc Co. Ltd.*	100	39,335
POSCO	74	15,711
Samsung Biologics Co. Ltd.*	54	6,751
Samsung Electronics Co. Ltd.	22	32,743

		121,773

Sweden — 0.3%
Boliden AB	1,565	40,651
Lundin Petroleum AB*	413	8,950

		49,601

Switzerland — 0.4%
Actelion Ltd.*	64	13,831
Glencore PLC*	2,634	8,900
Novartis AG	94	6,836
Roche Holding AG	146	33,281

		62,848

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan — 0.3%
China Steel Corp.	25,381	$19,293
Largan Precision Co. Ltd.	145	16,901
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	474	13,628
Win Semiconductors Corp.	2,154	6,042

		55,864

Thailand — 0.1%
Fabrinet*	198	7,979
PTT Exploration & Production PCL	2,465	6,625

		14,604

Turkey — 0.1%
Eregli Demir ve Celik Fabrikalari TAS	14,147	20,583

United Kingdom — 1.3%
Anglo American PLC*	267	3,772
ASOS PLC*	128	7,821
AstraZeneca PLC, ADR	1,790	48,903
BP PLC	865	5,418
ConvaTec Group PLC, 144A*	1,170	3,373
Just Eat PLC*	2,919	20,975
Petrofac Ltd.	847	9,064
Randgold Resources Ltd.	290	22,280
Rio Tinto Ltd.	567	24,291
Rio Tinto PLC	1,058	40,393
RPC Group PLC	698	9,150
Smith & Nephew PLC	1,084	16,270

		211,710

United States — 26.1%
Abbott Laboratories	724	27,806
Acadia Healthcare Co., Inc.*	158	5,230
AECOM*	172	6,254
Aerie Pharmaceuticals, Inc.*	192	7,267
Aetna, Inc.	120	14,881
Albemarle Corp.	147	12,654
Alkermes PLC*	660	36,683
Allergan PLC*	380	79,804
Alnylam Pharmaceuticals, Inc.*	140	5,242
Alphabet, Inc. (Class A Stock)*	133	105,396
Amazon.com, Inc.*	74	55,490
Amkor Technology, Inc.*	596	6,288
Anadarko Petroleum Corp.	552	38,491
Analog Devices, Inc.	588	42,701
Antero Resources Corp.*	287	6,788
Apache Corp.	128	8,124
Apple, Inc.	362	41,927
Applied Optoelectronics, Inc.*	737	17,275
Arena Pharmaceuticals, Inc.*	3,080	4,374
ARIAD Pharmaceuticals, Inc.*	345	4,292
Arista Networks, Inc.*	624	60,384
Astec Industries, Inc.	102	6,881
athenahealth, Inc.*	60	6,310
Baker Hughes, Inc.	1,349	87,645
Baxter International, Inc.	439	19,465
Becton, Dickinson and Co.	168	27,812
Biogen, Inc.*	77	21,836
Boston Scientific Corp.*	2,080	44,990
Bristol-Myers Squibb Co.	1,630	95,257

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Broadcom Ltd.	153	$27,046
BroadSoft, Inc.*	179	7,384
Cabot Microelectronics Corp.	145	9,160
Cabot Oil & Gas Corp.	677	15,815
Callidus Software, Inc.*	484	8,131
Callon Petroleum Co.*	3,285	50,490
Cardinal Health, Inc.	190	13,674
Cardtronics PLC (Class A Stock)*	122	6,658
Cavium, Inc.*	776	48,453
Celgene Corp.*	500	57,875
Centennial Resource Development, Inc. (Class A Stock)*	1,176	23,191
Cerner Corp.*	290	13,737
Chesapeake Energy Corp.*	855	6,002
Ciena Corp.*	843	20,578
Cigna Corp.	100	13,339
Cimarex Energy Co.	366	49,739
Cirrus Logic, Inc.*	189	10,686
Cognex Corp.	304	19,340
Coherent, Inc.*	271	37,231
Commerce Bancshares, Inc.	81	4,683
Community Health Systems, Inc.*	420	2,348
Computer Sciences Corp.	152	9,032
Concho Resources, Inc.*	418	55,427
ConocoPhillips	124	6,217
Continental Resources, Inc.*	253	13,040
Core Laboratories NV	41	4,922
Devon Energy Corp.	262	11,966
Diamondback Energy, Inc.*	942	95,199
Edwards Lifesciences Corp.*	80	7,495
Electronic Arts, Inc.*	100	7,875
Eli Lilly & Co.	960	70,608
EMCOR Group, Inc.	174	12,312
EMCORE Corp	2,023	17,600
Energen Corp.*	679	39,158
Entegris, Inc.*	602	10,776
Envision Healthcare Corp.*	183	11,582
EOG Resources, Inc.	303	30,633
EQT Corp.	533	34,858
Exelixis, Inc.*	407	6,068
Expedia, Inc.	209	23,676
Facebook, Inc. (Class A Stock)*	600	69,030
Federal Agricultural Mortgage Corp. (Class C Stock)	120	6,872
FedEx Corp.	66	12,289
Finisar Corp.*	869	26,305
Flex Ltd.*	487	6,998
FMC Corp.	159	8,993
FMC Technologies, Inc.*	428	15,207
FormFactor, Inc.*	2,034	22,781
Franklin Electric Co., Inc.	190	7,391
Freeport-McMoRan, Inc.*	841	11,093
Gigamon, Inc.*	208	9,474
Global Payments, Inc.	279	19,365
GoDaddy, Inc. (Class A Stock)*	255	8,912
GrubHub, Inc.*	463	17,418
GTY Technology Holdings, Inc., UTS*	1,720	18,059
Halliburton Co.	342	18,499
HCA Holdings, Inc.*	380	28,128

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Helmerich & Payne, Inc.	167	$12,926
Hess Corp.	166	10,340
HubSpot, Inc.*	727	34,169
IDEX Corp.	119	10,717
Illumina, Inc.*	130	16,645
Impinj, Inc.*	200	7,068
Incyte Corp.*	549	55,048
Inphi Corp.*	829	36,990
Intel Corp.	890	32,280
Ironwood Pharmaceuticals, Inc.*	590	9,021
Itron, Inc.*	585	36,767
j2 Global, Inc.	439	35,910
Jacobs Engineering Group, Inc.*	128	7,296
Johnson & Johnson	330	38,019
KBR, Inc.	738	12,317
Kennametal, Inc.	297	9,284
Knight Transportation, Inc.	329	10,873
Lam Research Corp.	214	22,626
Laredo Petroleum, Inc.*	3,176	44,909
Las Vegas Sands Corp.	117	6,249
LendingTree, Inc.*	90	9,122
LifePoint Health, Inc.*	110	6,248
Lincoln Electric Holdings, Inc.	85	6,517
Lincoln National Corp.	80	5,302
Lumentum Holdings, Inc.*	206	7,962
MACOM Technology Solutions Holdings, Inc.*	358	16,568
Marathon Oil Corp.	773	13,381
Martin Marietta Materials, Inc.	101	22,375
Match Group, Inc.*	1,366	23,359
MaxLinear, Inc. (Class A Stock)*	799	17,418
McKesson Corp.	205	28,792
Medicines Co. (The)*	420	14,255
Medtronic PLC	890	63,395
Merck & Co., Inc.	1,070	62,991
Microchip Technology, Inc.	1,026	65,818
Micron Technology, Inc.*	581	12,736
Microsemi Corp.*	201	10,848
Microsoft Corp.	332	20,630
MicroStrategy, Inc. (Class Stock A)*	42	8,291
MKS Instruments, Inc.	680	40,392
Mobileye NV*	175	6,671
Monolithic Power Systems, Inc.	113	9,258
Murphy Oil Corp.	105	3,269
Mylan NV*	825	31,474
Netflix, Inc.*	888	109,934
Newfield Exploration Co.*	1,111	44,996
Newmont Mining Corp.	640	21,805
Noble Energy, Inc.	319	12,141
Nordson Corp.	123	13,782
Nucor Corp.	325	19,344
NVIDIA Corp.	202	21,561
Oasis Petroleum, Inc.*	1,172	17,744
Oclaro, Inc.*	3,119	27,915
ONEOK, Inc.	295	16,936
ORBCOMM, Inc.*	794	6,566
Oshkosh Corp.	185	11,953
Parsley Energy, Inc. (Class A Stock)*	887	31,258
Patheon NV*	370	10,623

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
PayPal Holdings, Inc.*	860	$33,944
PDC Energy, Inc.*	161	11,685
Pegasystems, Inc.	230	8,280
Pioneer Natural Resources Co.	281	50,600
Pure Storage, Inc. (Class A Stock)*	2,780	31,442
QEP Resources, Inc.*	2,230	41,054
QUALCOMM, Inc.	898	58,550
Quantenna Communications, Inc.*	418	7,578
Raymond James Financial, Inc.	63	4,364
Regeneron Pharmaceuticals, Inc.*	119	43,684
Resolute Energy Corp.*	200	8,238
Rice Energy, Inc.*	1,536	32,794
Rockwell Automation, Inc.	80	10,752
RSP Permian, Inc.*	499	22,265
Ryder System, Inc.	136	10,124
salesforce.com, Inc.*	364	24,919
Sanmina Corp.*	240	8,796
Seagate Technology PLC	1,167	44,544
ServiceNow, Inc.*	232	17,247
St. Jude Medical, Inc.	280	22,453
Stryker Corp.	260	31,151
Synergy Resources Corp.*	3,197	28,485
TD Ameritrade Holding Corp.	143	6,235
Terex Corp.	358	11,288
TESARO, Inc.*	80	10,758
Thermo Fisher Scientific, Inc.	155	21,871
Timken Co. (The)	296	11,751
TrueCar, Inc.*	345	4,313
Ubiquiti Networks, Inc.*	194	11,213
Ultragenyx Pharmaceutical, Inc.*	380	26,718
United Rentals, Inc.*	88	9,291
UnitedHealth Group, Inc.	435	69,617
Unum Group	295	12,959
Valero Energy Corp.	147	10,043
Waddell & Reed Financial, Inc. (Class A Stock)	472	9,209
Walgreens Boots Alliance, Inc.	70	5,793
WellCare Health Plans, Inc.*	130	17,820
Western Digital Corp.	551	37,440
Williams Cos., Inc. (The)	155	4,827
Workday, Inc. (Class A Stock)*	435	28,749
WPX Energy, Inc.*	4,124	60,087
Xencor, Inc.*	234	6,159
XPO Logistics, Inc.*	362	15,624
Zendesk, Inc.*	732	15,518
Zillow Group, Inc. (Class C Stock)*	861	31,401

		4,433,082

TOTAL COMMON STOCKS
(cost $7,929,581)		8,254,901

PREFERRED STOCK
Brazil
Gerdau SA (PRFC) (cost $8,393)	2,700	8,959

UNAFFILIATED EXCHANGE TRADED FUNDS — 5.3%
PowerShares DB Agriculture Fund*	21,047	420,309

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

UNAFFILIATED EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)
PowerShares DB Energy Fund*	6,146	$84,876
PowerShares DB Precious Metals Fund*	10,273	358,014
TOPIX Exchange Traded Fund	2,470	32,809

TOTAL UNAFFILIATED EXCHANGE TRADED FUNDS (cost $933,996)		896,008

Interest Rate	Maturity Date	Principal Amount (000)#
FOREIGN GOVERNMENT BONDS — 19.2%
Austria Government Bond (Austria),
Sr. Unsec’d. Notes, RegS, 144A
3.900%	07/15/20	EUR	45	54,789
Canadian Government Bond (Canada),
Bonds
1.250%	08/01/17	CAD	90	67,287
3.500%	12/01/45	CAD	25	23,138
5.000%	06/01/37	CAD	15	16,069
Bonds, TIPS
4.000%	12/01/31	CAD	115	184,223
Denmark Government Bond (Denmark),
Bonds
4.500%	11/15/39	DKK	130	31,724
Finland Government Bond (Finland),
Sr. Unsec’d. Notes, RegS, 144A
3.375%	04/15/20	EUR	40	47,619
French Republic Government Bond OAT (France),
Bonds, RegS
3.500%	04/25/20	EUR	55	65,656
Bonds, TIPS, RegS
1.000%	07/25/17	EUR	225	274,284
1.850%	07/25/27	EUR	105	151,771
3.150%	07/25/32	EUR	80	165,952
Ireland Government Bond (Ireland),
Bonds
4.500%	04/18/20	EUR	25	30,625
5.400%	03/13/25	EUR	25	36,499
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
1.500%	08/01/19	EUR	70	76,486
Bonds, RegS
5.000%	09/01/40	EUR	25	36,369
Sr. Unsec’d. Notes, RegS, 144A
4.750%	08/01/23	EUR	75	97,307
Sr. Unsec’d. Notes, TIPS, RegS
2.600%	09/15/23	EUR	155	217,975
Kingdom of Belgium Government Bond (Belgium),
Unsec’d. Notes, RegS, 144A
2.600%	06/22/24	EUR	40	49,734
Netherlands Government Bond (Netherlands),
Bonds, RegS, 144A
2.000%	07/15/24	EUR	40	48,312
4.000%	01/15/37	EUR	15	25,236
Norway Government Bond (Norway),
Bonds, RegS, 144A
3.000%	03/14/24	NOK	580	74,061
3.750%	05/25/21	NOK	235	30,305

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN GOVERNMENT BONDS (continued)
4.250%	05/19/17	NOK	230	$26,995
Spain Government Bond (Spain),
Bonds
1.400%	01/31/20	EUR	40	43,913
Sr. Unsec’d. Notes, RegS, 144A
4.400%	10/31/23	EUR	55	71,563
Sweden Government Bond (Sweden),
Bonds
2.500%	05/12/25	SEK	315	40,742
5.000%	12/01/20	SEK	315	41,912
United Kingdom Gilt (United Kingdom),
Bonds, RegS
3.750%	09/07/21	GBP	15	21,278
5.000%	03/07/25	GBP	15	24,289
Unsec’d. Notes, RegS
3.500%	01/22/45	GBP	25	41,729
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds, TIPS, RegS
0.625%	03/22/40	GBP	80	197,851
0.750%	11/22/47	GBP	75	226,782
1.125%	11/22/37	GBP	70	191,347
1.250%	11/22/27	GBP	55	127,281
1.250%	11/22/32	GBP	65	150,530
1.250%	11/22/55	GBP	50	214,418
2.500%	07/17/24	GBP	10	45,328

TOTAL FOREIGN GOVERNMENT BONDS (cost $3,394,634)				3,271,379

TOTAL LONG-TERM INVESTMENTS (cost $12,266,604)				12,431,247

		Shares
SHORT-TERM INVESTMENTS — 22.0%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 – Prudential Institutional Money Market Fund (cost $56)(w)(Note 4)			56	56

UNAFFILIATED MUTUAL FUND — 21.7%
Morgan Stanley Institutional Liquidity Funds – Government Portfolio (cost $3,683,225)			3,683,225	3,683,225

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED* — 0.3%
Call Options — 0.2%
CBOE Volatility Index Futures,
expiring 01/18/17, Strike Price $14.50			22		35,200
FTSE 100 Index Futures,
expiring 01/20/17, Strike Price $7,415.00	JPMorgan Chase	GBP	—	(r)	1,127

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

	Counterparty	Notional Amount (000)#		Value (Note 2)
OPTIONS PURCHASED* (continued)
Call Options (continued)
iShares MSCI EAFE,
expiring 01/20/17, Strike Price $61.00			12	$—

				36,327

Put Options — 0.1%
Interest Rate Swap Options, Pay a fixed rate of 0.70% and receive a floating rate based on 6 Month LIBOR,
expiring 11/06/17	Morgan Stanley	JPY	389	10,815
ProShares Short Vix Short-Term Futures,
expiring 03/17/17, Strike Price $30.00			8	1,200
expiring 06/16/17, Strike Price $30.00			6	3,300
expiring 06/16/17, Strike Price $40.00			4	6,020

				21,335

TOTAL OPTIONS PURCHASED (cost $58,608)				57,662

TOTAL SHORT-TERM INVESTMENTS (cost $3,741,889)				3,740,943

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 95.1% (cost $16,008,493)				16,172,190

OPTIONS WRITTEN* — (0.1)%
Call Options
CBOE Volatility Index Futures,
expiring 01/18/17, Strike Price $25.00			22	(4,400)

Put Options
CBOE Volatility Index Futures,
expiring 01/18/17, Strike Price $13.50			22	(8,800)
ProShares Short Vix Short-Term Futures,
expiring 06/16/17, Strike Price $60.00			1	(4,500)
expiring 06/16/17, Strike Price $70.00			1	(6,088)

				(19,388)

TOTAL OPTIONS WRITTEN (premiums received $36,824)				(23,788)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 95.0% (cost $15,971,669)				16,148,402
Other assets in excess of liabilities(z) — 5.0%				847,904

NET ASSETS — 100.0%				$16,996,306

See the Glossary for abbreviations used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Institutional Money Market Fund.

(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Futures contracts outstanding at December 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Long Positions:
2	10 Year Euro-Bund	Mar. 2017	$343,270	$345,586	$2,316
2	10 Year Mini Japanese Government Bonds	Mar. 2017	256,856	257,164	308
7	10 Year U.S. Treasury Notes	Mar. 2017	872,227	869,969	(2,258)
5	20 Year U.S. Treasury Bonds	Mar. 2017	753,935	753,281	(654)
5	30 Year U.S. Ultra Treasury Bonds	Mar. 2017	807,289	801,250	(6,039)
1	Amsterdam Index	Jan. 2017	99,770	101,707	1,937
2	ASX SPI 200 Index	Mar. 2017	199,050	203,181	4,131
5	Australian Dollar Currency	Mar. 2017	368,785	360,100	(8,685)
4	BIST National 30 Index	Feb. 2017	10,863	10,919	56
5	CAC40 10 Euro	Jan. 2017	251,926	255,953	4,027
4	Canadian Dollar Currency	Mar. 2017	305,360	297,660	(7,700)
1	DAX Index	Mar. 2017	300,321	301,717	1,396
10	Euro Schatz. DUA Index	Mar. 2017	1,180,877	1,182,025	1,148
1	Euro STOXX 50 Index	Mar. 2017	33,717	34,495	778
1	Euro-OAT	Mar. 2017	157,886	159,814	1,928
1	FTSE/MIB Index	Mar. 2017	98,081	101,081	3,000
2	Hang Seng China Enterprises Index	Jan. 2017	118,769	121,065	2,296
1	IBEX 35 Index	Jan. 2017	97,101	98,038	937
1	KOSPI 200 Index	Mar. 2017	104,529	107,654	3,125
3	Mini MSCI Emerging Markets Index	Mar. 2017	130,777	128,835	(1,942)
4	MSCI Taiwan Stock Index	Jan. 2017	136,040	137,520	1,480
1	NASDAQ 100 E-Mini Index	Mar. 2017	98,980	97,280	(1,700)
1	Russell 2000 Mini Index	Mar. 2017	68,648	67,845	(803)
6	S&P 500 E-Mini Index	Mar. 2017	677,373	670,860	(6,513)
2	S&P Mid Cap 400 E-Mini Index	Mar. 2017	336,290	331,820	(4,470)
1	S&P/TSX 60 Index	Mar. 2017	133,645	133,601	(44)

					(11,945)

Short Positions:
9	3 Year Australian Treasury Bonds	Mar. 2017	1,964,830	1,963,427	1,403
3	5 Year U.S. Treasury Notes	Mar. 2017	350,086	352,992	(2,906)
3	10 Year Canadian Government Bonds	Mar. 2017	309,991	307,295	2,696
5	British Pound Currency	Mar. 2017	390,975	386,188	4,787
3	Euro Currency	Mar. 2017	399,120	396,525	2,595
3	FTSE/JSE Top 40 Index	Mar. 2017	96,869	96,782	87
18	Japanese Yen Currency	Mar. 2017	1,959,797	1,934,325	25,472
3	Mini MSCI EAFE Index	Mar. 2017	252,905	251,340	1,565
2	Swiss Franc Currency	Mar. 2017	247,350	246,650	700
9	TOPIX Index	Mar. 2017	1,134,481	1,168,941	(34,460)

					1,939

					$(10,006)

Cash and foreign currency of $464,368 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/31/17	Barclays Capital Group	AUD	72	$52,211	$51,914	$(297)
Expiring 01/31/17	Commonwealth Bank of Australia	AUD	73	52,873	52,635	(238)
Expiring 01/31/17	UBS AG	AUD	25	17,953	18,026	73
Brazilian Real,
Expiring 01/04/17	Credit Suisse First Boston Corp.	BRL	240	73,640	73,625	(15)
Expiring 01/04/17	Goldman Sachs & Co.	BRL	360	110,460	110,437	(23)
Expiring 01/04/17	JPMorgan Chase	BRL	180	53,191	55,218	2,027
Expiring 01/04/17	Morgan Stanley	BRL	240	69,906	73,625	3,719
Expiring 01/04/17	UBS AG	BRL	180	53,365	55,218	1,853
Expiring 02/02/17	Morgan Stanley	BRL	240	72,567	72,981	414
British Pound,
Expiring 01/31/17	UBS AG	GBP	60	73,583	74,011	428
Canadian Dollar,
Expiring 01/31/17	Barclays Capital Group	CAD	155	114,289	115,490	1,201
Expiring 01/31/17	Standard Chartered PLC	CAD	40	29,946	29,804	(142)
Euro,
Expiring 01/31/17	Barclays Capital Group	EUR	235	245,633	247,803	2,170
Hungarian Forint,
Expiring 01/31/17	JPMorgan Chase	HUF	10,445	35,510	35,590	80
Indian Rupee,
Expiring 01/31/17	Barclays Capital Group	INR	10,920	159,977	160,340	363
Expiring 01/31/17	Barclays Capital Group	INR	5,010	73,396	73,563	167
Expiring 01/31/17	JPMorgan Chase	INR	11,240	165,100	165,039	(61)
Japanese Yen,
Expiring 01/31/17	Credit Suisse First Boston Corp.	JPY	14,695	125,290	125,968	678
Mexican Peso,
Expiring 01/31/17	Credit Suisse First Boston Corp.	MXN	1,405	68,393	67,441	(952)
New Taiwanese Dollar,
Expiring 01/26/17	JPMorgan Chase	TWD	6,410	198,606	199,134	528
New Zealand Dollar,
Expiring 01/31/17	Australia and New Zealand Banking Group	NZD	195	134,843	135,310	467
Expiring 01/31/17	Hong Kong & Shanghai Bank	NZD	145	100,662	100,615	(47)
Norwegian Krone,
Expiring 01/31/17	Bank of America	NOK	560	64,765	64,870	105
Expiring 01/31/17	Hong Kong & Shanghai Bank	NOK	440	50,838	50,969	131
South African Rand,
Expiring 01/31/17	Credit Suisse First Boston Corp.	ZAR	1,050	74,793	75,958	1,165
Expiring 01/31/17	JPMorgan Chase	ZAR	735	52,477	53,170	693
South Korean Won,
Expiring 01/31/17	JPMorgan Chase	KRW	97,720	81,352	80,908	(444)
Expiring 01/31/17	UBS AG	KRW	100,290	82,730	83,035	305
Swedish Krona,
Expiring 01/31/17	Bank of America	SEK	430	46,856	47,300	444

				$2,535,205	$2,549,997	14,792

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/31/17	Hong Kong & Shanghai Bank	AUD	125	$89,773	$90,129	$(356)
Brazilian Real,
Expiring 01/04/17	Credit Suisse First Boston Corp.	BRL	240	73,640	73,625	15
Expiring 01/04/17	Goldman Sachs & Co.	BRL	180	55,230	55,218	12
Expiring 01/04/17	Goldman Sachs & Co.	BRL	180	55,230	55,218	12
Expiring 01/04/17	JPMorgan Chase	BRL	180	52,732	55,219	(2,487)

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Brazilian Real (continued),
Expiring 01/04/17	Morgan Stanley	BRL	240	$73,204	$73,624	$(420)
Expiring 01/04/17	UBS AG	BRL	180	52,553	55,218	(2,665)
British Pound,
Expiring 01/31/17	Bank of America	GBP	905	1,121,363	1,116,336	5,027
Expiring 01/31/17	Bank of America	GBP	67	83,018	82,646	372
Expiring 01/31/17	Bank of America	GBP	60	74,345	74,012	333
Expiring 01/31/17	Bank of America	GBP	15	18,586	18,503	83
Expiring 01/31/17	Hong Kong & Shanghai Bank	GBP	65	79,543	80,179	(636)
Canadian Dollar,
Expiring 01/31/17	Australia and New Zealand Banking Group	CAD	160	118,351	119,216	(865)
Expiring 01/31/17	Standard Chartered PLC	CAD	310	232,080	230,980	1,100
Expiring 01/31/17	Standard Chartered PLC	CAD	147	110,051	109,529	522
Expiring 01/31/17	Standard Chartered PLC	CAD	145	108,554	108,040	514
Danish Krone,
Expiring 01/31/17	Credit Suisse First Boston Corp.	DKK	225	31,639	31,919	(280)
Euro,
Expiring 01/31/17	Barclays Capital Group	EUR	1,001	1,046,290	1,055,535	(9,245)
Expiring 01/31/17	Barclays Capital Group	EUR	600	627,147	632,688	(5,541)
Expiring 01/31/17	Barclays Capital Group	EUR	90	94,072	94,903	(831)
Expiring 01/31/17	Barclays Capital Group	EUR	50	52,262	52,724	(462)
Expiring 01/31/17	RBC Dominion Securities	EUR	55	57,469	57,997	(528)
Hungarian Forint,
Expiring 01/31/17	Standard Chartered PLC	HUF	21,200	71,231	72,237	(1,006)
Expiring 01/31/17	Standard Chartered PLC	HUF	21,065	70,777	71,776	(999)
Japanese Yen,
Expiring 01/31/17	Goldman Sachs & Co.	JPY	29,990	256,274	257,078	(804)
Expiring 01/31/17	Goldman Sachs & Co.	JPY	8,835	75,498	75,735	(237)
Mexican Peso,
Expiring 01/31/17	Credit Suisse First Boston Corp.	MXN	1,180	57,440	56,640	800
Expiring 01/31/17	Morgan Stanley	MXN	1,200	57,640	57,600	40
New Taiwanese Dollar,
Expiring 01/26/17	Standard Chartered PLC	TWD	6,505	200,617	202,085	(1,468)
Expiring 01/26/17	Standard Chartered PLC	TWD	6,410	199,969	199,134	835
Expiring 01/26/17	Standard Chartered PLC	TWD	2,375	74,091	73,782	309
New Zealand Dollar,
Expiring 01/31/17	Australia and New Zealand Banking Group	NZD	140	96,498	97,145	(647)
Expiring 01/31/17	Royal Bank of Scotland Group PLC	NZD	140	96,015	97,146	(1,131)
Norwegian Krone,
Expiring 01/31/17	Bank of America	NOK	1,185	137,047	137,269	(222)
Expiring 01/31/17	Bank of America	NOK	860	99,460	99,621	(161)
Polish Zloty,
Expiring 01/31/17	Credit Suisse First Boston Corp.	PLN	320	75,592	76,422	(830)
Expiring 01/31/17	Credit Suisse First Boston Corp.	PLN	295	69,686	70,451	(765)
Singapore Dollar,
Expiring 01/31/17	JPMorgan Chase	SGD	450	312,093	310,663	1,430
Expiring 01/31/17	JPMorgan Chase	SGD	105	72,822	72,488	334
South Korean Won,
Expiring 01/31/17	Barclays Capital Group	KRW	84,885	71,164	70,281	883
Expiring 01/31/17	Morgan Stanley	KRW	198,010	164,187	163,943	244
Swedish Krona,
Expiring 01/31/17	Bank of America	SEK	960	104,083	105,601	(1,518)
Expiring 01/31/17	Bank of America	SEK	769	83,375	84,591	(1,216)
Expiring 01/31/17	Bank of America	SEK	420	45,536	46,200	(664)
Expiring 01/31/17	RBC Dominion Securities	SEK	430	46,714	47,300	(586)
Swiss Franc,
Expiring 01/31/17	Barclays Capital Group	CHF	120	117,346	118,124	(778)

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Forward foreign currency exchange contracts outstanding at December 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (continued):
Swiss Franc (continued),
Expiring 01/31/17	Barclays Capital Group	CHF	110	$107,567	$108,280	$(713)

				$7,069,854	$7,095,050	(25,196)

						$(10,404)

Credit default swap agreements outstanding at December 31, 2016:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2016(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.27	12/20/21	5.000%		625	$28,419	$39,734	$11,315
CDX.NA.IG.27	12/20/21	1.000%		2,245	29,242	34,717	5,475
iTraxx Europe Crossover S26.V1	12/20/21	5.000%	EUR	535	45,036	54,453	9,417
iTraxx Europe S26.V1	12/20/21	1.000%	EUR	1,230	7,100	17,990	10,890

					$109,797	$146,894	$37,097

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CDX. EM.26	12/20/21	1.000%		120	$(7,493)	$(7,740)	$247	Barclays Capital Group
CDX.EMS.26	12/20/21	1.000%		175	(10,928)	(10,902)	(26)	Barclays Capital Group
iTraxx Europe Senior Financials S26.V1	12/20/21	1.000%	EUR	270	1,002	45	957	BNP Paribas
iTraxx Europe Senior Financial S26.V1	12/20/21	1.000%	EUR	290	1,076	65	1,011	Morgan Stanley
iTraxx Europe Senior Financial S26.V1	12/20/21	1.000%	EUR	75	278	265	13	Morgan Stanley
iTraxx Europe Senior Financial S26.V1	12/20/21	1.000%	EUR	25	93	(141)	234	Morgan Stanley
iTraxx Europe Senior Financial S26.V1	12/20/21	1.000%	EUR	15	55	48	7	BNP Paribas

					$(15,917)	$(18,360)	$2,443

Cash of $116,880 has been segregated with Morgan Stanley to cover requirements for open centrally cleared credit default swap contracts at December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2016:

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements:
Bank of America	8/31/17	(1,164)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on S&P Index Energy.	$—	$—	$—
Bank of America	12/31/17	(64)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on S&P Index Energy.	—	—	—
Bank of America	8/31/17	(32)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on S&P North American Technology Sector Index.	—	—	—
Bank of America	10/31/17	(14)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on S&P North American Technology Sector Index.	—	—	—
BNP Paribas	3/31/17	(1,111)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on MSCI AC World Daily Total Return Net USD Index.	—	—	—
BNP Paribas	10/31/17	(9)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on MSCI Health Care Index.	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Total return swap agreements outstanding at December 31, 2016 (continued):

Counterparty	Termination Date	Long(Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC swap agreements (continued):
BNP Paribas	11/30/17	(31)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on MSCI Health Care Index.	$—	$—	$—
Goldman Sachs & Co.	4/28/17	(843)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on MSCI AC World Daily Total Return Net USD Index.	(34)	—	(34)
Goldman Sachs & Co.	4/28/17	(1,450)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on MSCI Health Care Index.	(59)	—	(59)
Goldman Sachs & Co.	4/28/17	(5)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on S&P North American Technology Sector Index.	—	—	—
Goldman Sachs & Co.	4/28/17	(1,685)	Receive payments based on 1 Month LIBOR and pay variable payments based on total return rate on S&P North American Technology Sector Index.	(71)	—	(71)

				$(164)	$—	$(164)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$155,927	$—
Austria	—	20,568	—
Belgium	—	18,810	—
Brazil	4,239	—	—
Canada	377,737	—	—
China	107,112	86,990	—
France	—	29,759	—
Germany	10,552	20,026	—
Hong Kong	—	36,647	—
Israel	56,707	—	—
Italy	—	21,310	—
Japan	—	1,980,421	—
Luxembourg	20,695	24,407	—
Mexico	60,963	11,379	—
Netherlands	17,840	—	—
Norway	—	40,709	—
Peru	3,971	—	—
Portugal	—	13,716	—
Russia	124,092	—	—
South Africa	—	40,259	—
South Korea	6,751	115,022	—
Sweden	—	49,601	—
Switzerland	—	62,848	—
Taiwan	13,628	42,236	—
Thailand	14,604	—	—
Turkey	—	20,583	—
United Kingdom	52,276	159,434	—
United States	4,433,082	—	—
Preferred Stocks
Brazil	8,959	—	—
Unaffiliated Exchange Traded Funds	863,199	32,809	—
Foreign Government Bonds	—	3,271,379	—
Affiliated Mutual Fund	56	—	—
Unaffiliated Mutual Fund	3,683,225	—	—
Options Purchased	45,720	11,942	—
Options Written	(23,788)	—	—
Other Financial Instruments*
Futures Contracts	(10,006)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(10,404)	—
Centrally Cleared Credit Default Swap Agreements	—	37,097	—
OTC Credit Default Swap Agreements	—	(15,917)	—
OTC Total Return Swap Agreements	—	(164)	—

Total	$9,871,614	$6,277,394	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1 and Level 2 to report.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2016 were as follows (unaudited):

Unaffiliated Mutual Fund	21.7%
Foreign Government Bonds	19.2
Oil, Gas & Consumable Fuels	8.1
Metals & Mining	6.1
Unaffiliated Exchange Traded Funds	5.3
Pharmaceuticals	4.0
Semiconductors & Semiconductor Equipment	3.9
Internet Software & Services	2.7
Biotechnology	1.8
Health Care Equipment & Supplies	1.7
Software	1.6
Electronic Equipment, Instruments & Components	1.4
Health Care Providers & Services	1.4
Communications Equipment	1.2
Internet & Direct Marketing Retail	1.2
Energy Equipment & Services	1.1
Technology Hardware, Storage & Peripherals	1.1
Construction & Engineering	1.0
Machinery	1.0
Insurance	0.9
Auto Components	0.7
Automobiles	0.7
Banks	0.5
Diversified Telecommunication Services	0.5
Household Durables	0.5
Media	0.5

Specialty Retail	0.5%
IT Services	0.4
Chemicals	0.3
Hotels, Restaurants & Leisure	0.3
Life Sciences Tools & Services	0.3
Options Purchased	0.3
Real Estate Management & Development	0.3
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.3
Air Freight & Logistics	0.2
Airlines	0.2
Capital Markets	0.2
Electrical Equipment	0.2
Equity Real Estate Investment Trusts (REITs)	0.2
Leisure Products	0.2
Professional Services	0.2
Beverages	0.1
Commercial Services & Supplies	0.1
Construction Materials	0.1
Containers & Packaging	0.1
Diversified	0.1
Health Care Technology	0.1
Road & Rail	0.1
Thrifts & Mortgage Finance	0.1
Tobacco	0.1

95.1
Options Written	(0.1)
Other assets in excess of liabilities	5.0

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$37,097	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	423		Premiums received for OTC swap agreements	18,783
Credit contracts	Unrealized appreciation on OTC swap agreements	2,469		Unrealized depreciation on OTC swap agreements	26
Equity contracts	Due from/to broker — variation margin futures	24,815	*	Due from/to broker — variation margin futures	49,932	*
Equity contracts	Unaffiliated investments	46,847		Options written outstanding, at value	23,788
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	164
Foreign exchange contracts	Due from/to broker — variation margin futures	33,554	*	Due from/to broker — variation margin futures	16,385	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	29,876		Unrealized depreciation on OTC forward foreign currency exchange contracts	40,280
Interest rate contracts	Due from/to broker — variation margin futures	9,799	*	Due from/to broker — variation margin futures	11,857	*
Interest rate contracts	Unaffiliated investments	10,815		—	—

Total		$195,695			$161,215

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$(38,269)	$(38,269)
Equity contracts	51	(273,452)	184,867	138,436	—	(747,606)	(697,704)
Foreign exchange contracts	—	(9,000)	4,493	(271,537)	264,756	—	(11,288)
Interest rate contracts	—	—	—	73,762	—	3,744	77,506

Total	$51	$(282,452)	$189,360	$(59,339)	$264,756	$(782,131)	$(669,755)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Options Purchased(3)	Options Written	Futures	Forward Currency Contracts(4)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$39,540	$39,540
Equity contracts	(44)	162,831	(83,382)	(27,458)	—	(164)	51,783
Foreign exchange contracts	—	5,179	—	95,253	(13,177)	—	87,255
Interest rate contracts	—	6,700	—	400	—	(12,168)	(5,068)

Total	$(44)	$174,710	$(83,382)	$68,195	$(13,177)	$27,208	$173,510

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2016, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts- Long Positions(2)	Futures Contracts- Short Positions(2)	Forward Foreign Currency Exchange Contracts- Purchased(3)
$79,670	$14,000	$9,407,989	$10,994,897	$3,027,099

Forward Foreign Currency Exchange Contracts- Sold(3)	Credit Default Swap Agreements - Buy Protection(4)	Credit Default Swap Agreements - Sell Protection(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$6,193,410	$289,000	$1,886,000	$241,000	$4,799,000

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date.

(4)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Australia and New Zealand Banking Group	$467	$(467)	$—	$—
Bank of America	6,364	(3,781)	—	2,583
Barclays Capital Group	5,031	(5,031)	—	—
BNP Paribas	1,057	—	—	1,057
Commonwealth Bank of Australia	—	—	—	—
Credit Suisse First Boston Corp.	2,658	(2,658)	—	—
Goldman Sachs & Co.	24	(24)	—	—
Hong Kong & Shanghai Bank	131	(131)	—	—
JPMorgan Chase	6,219	(2,992)	—	3,227
Morgan Stanley	16,820	(561)	—	16,259
RBC Dominion Securities	—	—	—	—
Royal Bank of Scotland Group PLC	—	—	—	—
Standard Chartered PLC	3,280	(3,280)	—	—
UBS AG	2,659	(2,659)	—	—

	$44,710

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Australia and New Zealand Banking Group	$(1,512)	$467	$—	$(1,045)
Bank of America	(3,781)	3,781	—	—
Barclays Capital Group	(36,535)	5,031	—	(31,504)
BNP Paribas	—	—	—	—
Commonwealth Bank of Australia	(238)	—	—	(238)
Credit Suisse First Boston Corp.	(2,842)	2,658	—	(184)
Goldman Sachs & Co.	(1,228)	24	—	(1,204)
Hong Kong & Shanghai Bank	(1,039)	131	—	(908)
JPMorgan Chase	(2,992)	2,992	—	—
Morgan Stanley	(561)	561	—	—
RBC Dominion Securities	(1,114)	—	—	(1,114)
Royal Bank of Scotland Group PLC	(1,131)	—	—	(1,131)
Standard Chartered PLC	(3,615)	3,280	—	(335)
UBS AG	(2,665)	2,659	—	(6)

	$(59,253)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.

(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WELLINGTON MANAGEMENT REAL TOTAL RETURN PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS:
Investments at value:
Unaffiliated investments (cost $16,008,437)	$16,172,134
Affiliated investments (cost $56)	56
Cash	385,371
Foreign currency, at value (cost $23,989)	24,147
Deposit with broker for futures	464,368
Deposit with broker for centrally cleared swaps	116,880
Dividends and interest receivable	31,789
Unrealized appreciation on OTC forward foreign currency exchange contracts	29,876
Receivable for investments sold	26,561
Unrealized appreciation on OTC swap agreements	2,469
Receivable from affiliate	780
Premiums paid for OTC swap agreements	423
Tax reclaim receivable	108
Prepaid expenses	475

Total Assets	17,255,437

LIABILITIES:
Payable for investments purchased	130,590
Unrealized depreciation on OTC forward foreign currency exchange contracts	40,280
Accrued expenses and other liabilities	34,344
Options written outstanding, at value (premiums received $36,824)	23,788
Premiums received for OTC swap agreements	18,783
Advisory fees payable	5,089
Due to broker-variation margin swaps	2,695
Due to broker-variation margin futures	2,199
Distribution fee payable	579
Affiliated transfer agent fee payable	346
Payable for fund share repurchased	248
Unrealized depreciation on OTC swap agreements	190

Total Liabilities	259,131

NET ASSETS	$16,996,306

Net assets were comprised of:
Paid-in capital	$18,495,930
Retained earnings	(1,499,624)

Net assets, December 31, 2016	$16,996,306

Net asset value and redemption price per share, $16,996,306 / 1,872,592 outstanding shares of beneficial interest	$9.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

INCOME
Unaffiliated dividend income (net) (foreign withholding tax $14,136, of which $4,618 is reimbursable by an affiliate)	$134,491
Interest income	59,831
Affiliated dividend income	3,189
Income from securities lending, net (including affiliated income of $160)	1,119

198,630

EXPENSES
Advisory fees	166,883
Distribution fee	40,116
Custodian and accounting fees	127,000
Audit fee	33,000
Trustees’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,100)	8,000
Legal fees and expenses	7,000
Shareholders’ reports	4,000
Insurance expenses	1,000
Miscellaneous	12,063

Total expenses	408,062
Less: advisory fee waivers and/or expense reimbursement	(180,204)

Net expenses	227,858

NET INVESTMENT INCOME (LOSS)	(29,228)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated of $56)	(822,263)
Futures transactions	(59,339)
Options written transactions	189,360
Swap agreements transactions	(782,131)
Foreign currency transactions	50,209

(1,424,164)

Net change in unrealized appreciation (depreciation) on:
Investments	899,980
Futures	68,195
Options written	(83,382)
Swap agreements	27,208
Foreign currencies	(15,828)

896,173

NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES	(527,991)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(557,219)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	July 13, 2015* through December 31, 2015
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(29,228)	$22,646
Net realized gain (loss) on investment and foreign currency transactions	(1,424,164)	(261,640)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	896,173	(703,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(557,219)	(942,405)

FUND SHARE TRANSACTIONS:
Fund share sold [220,277 and 1,680,047 shares, respectively]	1,984,286	16,764,361
Fund share repurchased [21,630 and 6,102 shares, respectively]	(194,498)	(58,219)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,789,788	16,706,142

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,232,569	15,763,737
NET ASSETS:
Beginning of period	15,763,737	—

End of period	$16,996,306	$15,763,737

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

GLOSSARY

SCHEDULE OF INVESTMENTS	December 31, 2016

The following abbreviations are used in the annual report:

Currency:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Columbian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Exchange:

ASX	Australian Securities Exchange
BIST	Borsa Istanbul
CBOE	Chicago Board Options Exchange
FTSE	Financial Times Stock Exchange
JSE	Johannesburg Stock Exchange
NYSE	New York Stock Exchange
OTC	Over-the-counter
SGX	Singapore Exchange
TSX	Toronto Stock Exchange
XLON	London Stock Exchange
XNGS	NASDAQ Global Select Market

Index:

BCMSELEV	Global Elevators Index
BTP	Buoni del Tesoro Poliennali
CAC40	French Stock Index
CDX	Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index
CNX	CRISIL NSE Index
CPI	Consumer Price Index
DAX	German Stock Index
GSCBMS5S	U.S. Staples Index
GSGLAER2	Developed Market Aerospace Equipment Index

GSGLMCPM	GS Global Copper Miners
IBEX	Spanish Stock Index
iBoxx	Bond Market Indices
iTraxx	International Credit Derivative Index
IXRTR	Consumer Staples Select Sector SPDR Fund
JPCMMGR2	JP U.S. Growth Index
JPCMMVL2	JP U.S. Value Index
JPEBMCO2	European Staples Index
JPGMIRON	JP Global Iron Ore Miners Index
KOSPI	Korean Stock Exchange Index
MIB	Milano Italia Borsa
SPI	Swiss Performance Index
SPTRSGX	S&P 500 Growth Index
STOXX	Stock Index of the Eurozone
S5CPGS	Barclays U.S. Capital Goods Index
TOPIX	Tokyo Stock Price Index
UKRPI	United Kingdom Retail Price Index

Other:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ADR	American Depositary Receipt
ADS	American Depositary Share
BABs	Build America Bonds
BBSW	Australian Bank Bill Swap Reference Rate
BKNT	Bank Notes
Bobl	Bundesobligationen-German Federal Obligations
bps	Basis Points
CAS	Connecticut Avenue Securities
CDO	Collateralized Debt Obligation
CDOR	Canadian Dealer Offered Rate
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Security
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depositary Receipt
GMTN	Global Medium Term Note
HIBOR	Hong Kong Interbank Offered Rate
IO	Interest Only (Principal amount represents notional)
JIBAR	Johannesburg Interbank Agreed Rate
KWCDC	Korean Won Certificate of Deposit
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International

SEE NOTES TO FINANCIAL STATEMENTS.

A216

GLOSSARY (continued)

SCHEDULE OF INVESTMENTS	December 31, 2016

MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NIBOR	Norwegian Interbank Offered Rate
NVDR	Non-voting Depositary Receipt
OAT	Obligations Assimilables du Tresor (French treasury bond)
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
SDR	Sweden Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
STACR	Structured Agency Credit Risk
STIBOR	Stockholm Interbank Offered Rate

STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
UTS	Unit Trust Security
WIBOR	Warsaw Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A217

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2016 consisted of 94 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to the 20 Portfolios listed below together with their investment objectives.

Shares of each Portfolio may only be purchased by separate accounts of Participating Insurance Companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). These separate accounts place orders to purchase and redeem shares of the Trust primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives and Subadvisers:

	Objective	Subadviser(s)
AST AB Global Bond Portfolio (“AB Global Bond”)	Generate current income consistent with preservation of capital.	AllianceBernstein, L.P.

AST BlackRock Multi-Asset Income Portfolio (“BlackRock Multi-Asset Income”)	Maximize current income with consideration for capital appreciation.	BlackRock Financial Management, Inc.

AST Columbia Adaptive Risk Allocation Portfolio (“Columbia Adaptive Risk Allocation”)	Consistent total returns by seeking to allocate risks across multiple classes.	Columbia Management Investment Advisers, LLC

AST Emerging Managers Diversified Portfolio (“Emerging Managers Diversified”)	Total return.	Prudential Investment, LLC (“PI”) through its Strategic Investment Research Group team / Dana Investment Advisors, Inc. / Longfellow Investment Management Co., LLC

AST FQ Absolute Return Currency Portfolio (“FQ Absolute Return Currency”)	Absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.

AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”)	Capital appreciation with reduced market correlation.	Franklin Advisers, Inc. / K2 / D&S Management Co., LLC / Templeton Global Advisors Ltd.

AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”)	Total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Global Income Portfolio (“Goldman Sachs Global Income”)	High total return emphasizing current income and to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management International

AST Goldman Sachs Strategic Income Portfolio (“Goldman Sachs Strategic Income”)	Total return.	Goldman Sachs Asset Management, L.P.

B1

	Objective	Subadviser(s)
AST Jennison Global Infrastructure Portfolio (“Jennison Global Infrastructure”)	Total return.	Jennison Associates, LLC (“Jennison”)

AST Managed Alternatives Portfolio (“Managed Alternatives”)	Long-term capital appreciation, with a focus on downside protection.	PGIM Fixed Income (“PFI”), (formerly, Prudential Fixed Income), which is a business unit of PGIM, Inc.

AST Managed Equity Portfolio (“Managed Equity”)	Capital appreciation.	Quantitative Management Associates, LLC (“QMA”) / PI through its Strategic Investment Research Group team

AST Managed Fixed Income Portfolio (“Managed Fixed Income”)	Total return.	QMA / PI through its Strategic Investment Research Group team

AST Morgan Stanley Multi-Asset Portfolio (“Morgan Stanley Multi-Asset”)	Total return.	Morgan Stanley Investment Management, Inc.

AST Neuberger Berman Long/Short Portfolio (“Neuberger Berman Long/Short”)	Long-term capital appreciation, with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers, LLC

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.	Jennison / QMA / PFI

AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.	QMA

AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd / T. Rowe Price International Ltd - Tokyo / T. Rowe Price Hong Kong Limited

AST Wellington Management Global Bond Portfolio (“Wellington Management Global Bond”)	Consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (US Hedged).	Wellington Management Company, LLP

AST Wellington Management Real Total Return Portfolio (“Wellington Management Real Total Return”)	Long-term real total return.	Wellington Management Company, LLP

2.	Accounting Policies

The Trust follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value

B2

is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and Prudential Investments LLC (“PI”), the co-managers of the Trust (together the “Investment Manager”) for Jennison Global Infrastructure, Managed Equity and Managed Fixed Income. PI is the sole Investment Manager for AB Global Bond, BlackRock Multi-Asset, Columbia Adaptive Risk Allocation, Emerging Managers Diversified, FQ Absolute Return Currency, Franklin Templeton K2 Global Absolute Return, Goldman Sachs Global Growth Allocation, Goldman Sachs Global Income, Goldman Sachs Strategic Income, Managed Alternatives, Morgan Stanley Multi-Asset, Neuberger Berman Long/Short, Prudential Flexible Multi-Strategy, QMA International Core Equity, T. Rowe Price Diversified Real Growth, Wellington Management Global Bond and Wellington Management Real Total Return. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

B3

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR:    The Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current daily rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

P-notes:    The Trust may gain exposure to securities in certain foreign markets through investments in P-notes. The Trust may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return

B4

linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Trust must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts:    A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. Portfolios may also use options to gain additional market exposure. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures

B5

contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Centrally cleared swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios entered

B6

into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. A Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Certain Portfolios are parties to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts

B7

which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2016, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    The Portfolios may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Pursuant to the repositioning of the money market fund as an ultra-short bond fund, for the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends

B8

from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Real Estate Investment Trusts (REITs):    Certain Portfolios invest in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invest in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and foreign capital gains are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B9

3.	Agreements

The Trust has entered into investment management agreements with the Investment Managers on behalf of the Portfolios which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2016, the Investment Managers have engaged the firms referenced in Note 1 as Subadvisers for their respective Portfolios.

Advisory Fees and Expense Limitations:    The Investment Manager receives an advisory fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations. The Investment Manager has agreed to waive a portion of their advisory fee and/or reimburse certain Portfolios so that advisory fees plus other annual ordinary operating expenses excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with this agreement may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

	Advisory Fees	Effective Advisory Fees, Net of Waiver
AB Global Bond	0.64% first $300 million;	0.62%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion

BlackRock Multi-Asset Income	0.7825% first $300 million;	0.22%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

Columbia Adaptive Risk Allocation	0.94% first $300 million;	—	#
	0.93% on next $200 million;
	0.92% on next $250 million;
	0.91% on next $2.5 billion;
	0.90% on next $2.75 billion;
	0.87% on next $4 billion;
	0.85% in excess of $10 billion

Emerging Managers Diversified	0.74% first $300 million;	—	#
	0.73% on next $200 million;
	0.72% on next $250 million;
	0.71% on next $2.5 billion;
	0.70% on next $2.75 billion;
	0.67% on next $4 billion;
	0.65% in excess of $10 billion

FQ Absolute Return Currency	0.8325% first $300 million;	—	#
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion

Franklin Templeton K2 Global Absolute Return	0.7825% first $300 million;	0.02%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

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	Advisory Fees	Effective Advisory Fees, Net of Waiver
Goldman Sachs Global Growth Allocation	0.7825% first $300 million;	—	#
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion

Goldman Sachs Global Income	0.64% first $300 million;	0.61%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion

Goldman Sachs Strategic Income	0.7125% first $300 million;	0.71%
	0.7025% on next $200 million;
	0.6925% on next $250 million;
	0.6825% on next $2.5 billion;
	0.6725% on next $2.75 billion;
	0.6425% on next $4.0 billion;
	0.6225% in excess of $10 billion

Jennison Global Infrastructure	0.8325% first $300 million;	—	#
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion

Managed Alternatives(1)	0.15%	—	#

Managed Equity(1)	0.15%	—	#

Managed Fixed Income(1)	0.15%	0.14%

Morgan Stanley Multi-Asset	1.04% first $300 million;	—	#
	1.03% on next $200 million;
	1.02% on next $250 million;
	1.01% on next $2.5 billion;
	1.00% on next $2.75 billion;
	0.97% on next $4 billion;
	0.95% in excess of $10 billion

Neuberger Berman Long/Short	1.04% first $300 million;	0.37%
	1.03% on next $200 million;
	1.02% on next $250 million;
	1.01% on next $2.5 billion;
	1.00% on next $2.75 billion;
	0.97% on next $4 billion;
	0.95% in excess of $10 billion

Prudential Flexible Multi-Strategy	0.9825% first $300 million;	0.26%
	0.9725% on next $200 million;
	0.9625% on next $250 million;
	0.9525% on next $2.5 billion;
	0.9425% on next $2.75 billion;
	0.9125% on next $4 billion;
	0.8925% in excess of $10 billion

QMA International Core Equity	0.7325% first $300 million;	0.68%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion

T. Rowe Price Diversified Real Growth	0.7325% first $300 million;	—	#
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion

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	Advisory Fees	Effective Advisory Fees, Net of Waiver
Wellington Management Global Bond	0.64% first $300 million;	0.62%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion

Wellington Management Real Total Return	1.04% first $300 million;	—	%#
	1.03% on next $200 million;
	1.02% on next $250 million;
	1.01% on next $2.5 billion;
	1.00% on next $2.75 billion;
	0.97% on next $4 billion;
	0.95% in excess of $10 billion

	Fee Waivers and/or Expense Limitations through June 30, 2016	Fee Waivers and/or Expense Limitations effective July 1, 2016
BlackRock Multi-Asset Income	contractually limit expenses to 1.13% through June 30, 2016*	contractually limit expenses to 1.13% through June 30, 2017*
Columbia Adaptive Risk Allocation	contractually limit expenses to 1.28% through June 30, 2016*	contractually limit expenses to 1.28% through June 30, 2017*
Emerging Managers Diversified	contractually limit expenses to 1.07% through June 30, 2016	contractually limit expenses to 1.07% through June 30, 2017
FQ Absolute Return Currency	contractually limit expenses to 1.22% through June 30, 2016	contractually limit expenses to 1.22% through June 30, 2017
Franklin Templeton K2 Global Absolute Return	contractually limit expenses to 1.17% through June 30, 2016*	contractually limit expenses to 1.17% through June 30, 2017*
Goldman Sachs Global Growth Allocation	contractually limit expenses to 1.19% through June 30, 2016*	contractually limit expenses to 1.19% through June 30, 2017*
Goldman Sachs Global Income	NA	contractually waive 0.029% through June 30, 2017
Jennison Global Infrastructure	contractually limit expenses to 1.26% through June 30, 2016	contractually limit expenses to 1.26% through June 30, 2017
Managed Alternatives	contractually limit expenses to 1.47% through June 30, 2016**	contractually limit expenses to 1.47% through June 30, 2017**
Managed Equity	contractually limit expenses to 1.25% through June 30, 2016**	contractually limit expenses to 1.25% through June 30, 2017**
Managed Fixed Income	contractually limit expenses to 1.25% through June 30, 2016**	contractually limit expenses to 1.25% through June 30, 2017**
Morgan Stanley Multi-Asset	contractually limit expenses to 1.42% through June 30, 2016	contractually limit expenses to 1.42% through June 30, 2017
Neuberger Berman Long/Short	contractually limit expenses to 1.42% through June 30, 2016	contractually limit expenses to 1.42% through June 30, 2017
Prudential Flexible Multi-Strategy	contractually limit expenses to 1.48% through June 30, 2016***	contractually limit expenses to 1.48% through June 30, 2017***
QMA International Core Equity	contractually limit expenses to 0.995% through June 30, 2016	contractually limit expenses to 0.995% through June 30, 2017
T. Rowe Price Diversified Real Growth	contractually waive 0.002% through June 30, 2016	contractually waive 0.002% through June 30, 2017
	contractually limit expenses to 1.05% through June 30, 2016*	contractually limit expenses to 1.05% through June 30, 2017*
Wellington Management Real Total Return	contractually limit expenses to 1.42% through June 30, 2016	contractually waive 0.133% through June 30, 2017 contractually limit expenses to 1.42% through June 30, 2017

*	The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

B12

**	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust. For Managed Alternatives, underlying dividends on securities sold short and brokers fees and expenses on short sales are excluded from the acquired fund fees and expenses.
***	The Investment Manager and PAD have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.
#	The advisory fee amount waived and/or expense reimbursement exceeds the advisory fee for the current period due to expense limitations described above.
(1)	The Fund of Fund Discount: Effective, July 1, 2016, the Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: ASTAcademic Strategies Asset Allocation Portfolio (Fund of Fund sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Defensive Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Fund Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

AST Investment Services, Inc., Jennison, PGIM, Inc., PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2016, brokerage commission recaptured under these agreements was as follows:

Amount
Columbia Adaptive Risk Allocation	$36
Franklin Templeton K2 Global Absolute Return Portfolio	52
Neuberger Berman Long/Short Portfolio	2,145
T. Rowe Price Diversified Real Growth Portfolio	45
Wellington Management Real Total Return Portfolio	191

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with PAD, an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PAD serves as the distributor for the shares of each Portfolio of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio of the Trust, with the exception of Managed Alternatives, Managed Equity and Managed Fixed Income. In addition,

B13

the 12b-1 fee is waived for the assets of Goldman Sachs Global Growth Allocation Portfolio and Prudential Flexible Multi-Strategy Portfolio that are invested in other portfolios of the Trust. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests the Portfolios’ overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund and the Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prior to July 7, 2016, PGIM, Inc. was the Trust’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period January 1, 2016 through February 4, 2016, PGIM, Inc. was compensated as follows for these services (PGIM, Inc. had not received any compensation for the period February 5, 2016 through July 6, 2016):

Amount
Goldman Sachs Strategic Income	$872
QMA International Core Equity	2,849

In February 2016, Prudential, the parent company of the Investment Manager (PI and AST Investment Services, Inc.) self reported to the Securities and Exchange Commission (SEC) and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of Advanced Series Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The amount of opportunity loss payment to each of the Portfolios is disclosed in the respective Portfolios’ “Statement of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions”.

In addition to the above, Prudential has paid and continues to directly pay certain legal, audit and other charges in connection with the matter on behalf of the Portfolios.

The SEC Staff and other regulators are currently reviewing the matter.

Effective July 7, 2016, the Board replaced PGIM, Inc. as securities lending agent with a third party agent (Goldman Sachs Agency Lending).

The Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The following Portfolios were reimbursed by Prudential for foreign withholding taxes for certain countries due to the Portfolios’ status as partnerships for tax purposes.

	2015 Withholding Tax		2016 Withholding Tax
Franklin Templeton K2 Global Absolute Return	$—		$1,548
Jennison Global Infrastructure	1,485		2,821
Morgan Stanley Multi-Asset	250	*	144
QMA International Core Equity	269,483	*	253,028

B14

	2015 Withholding Tax	2016 Withholding Tax
T. Rowe Price Diversified Real Growth	$1,151	$2,151
Wellington Management Real Total Return	1,965	4,618

*	Includes amounts from December 2015 reimbursed in 2016.

5.	Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, (excluding short-term investments and U.S. Treasury securities), for the year ended December 31, 2016, were as follows:

	Cost of Purchases	Proceeds from Sales
AB Global Bond	$1,058,247,156	$770,741,344
BlackRock Multi-Asset Income	21,503,270	13,442,189
Columbia Adaptive Risk Allocation	27,551,885	23,223,892
Emerging Managers Diversified	3,167,311	2,018,001
Franklin Templeton K2 Global Absolute Return	6,036,433	4,083,256
Goldman Sachs Global Growth Allocation	16,153,936	11,070,311
Goldman Sachs Global Income	1,834,737,548	1,866,788,980
Goldman Sachs Strategic Income	478,134,992	722,027,104
Jennison Global Infrastructure	9,351,150	7,846,437
Managed Alternatives	4,066,195	791,000
Managed Equity	10,525,341	3,176,271
Managed Fixed Income	12,454,793	3,230,000
Morgan Stanley Multi-Asset	21,574,282	22,560,443
Neuberger Berman Long/Short	13,194,653	11,218,062
Prudential Flexible Multi-Strategy	25,027,813	8,764,891
QMA International Core Equity	887,453,808	943,192,084
T. Rowe Price Diversified Real Growth	20,311,028	15,066,695
Wellington Management Global Bond	1,415,042,435	763,420,509
Wellington Management Real Total Return	24,582,251	24,481,494

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2016 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Goldman Sachs Global Growth Allocation
Goldman Sachs Strategic Income	$627,028	$—	$300,000	$—	$331,401

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Managed Alternatives
FQ Absolute Return Currency	$157,070	$548,350	$19,000	$—	$739,700
Goldman Sachs Strategic Income	439,388	690,300	251,000	—	889,166
Morgan Stanley Multi-Asset	315,211	955,700	308,000	—	938,822
Neuberger Berman Long/Short	470,312	767,900	190,000	—	1,083,432
Wellington Management Real Total Return	157,241	757,200	23,000	—	892,625

	$1,539,222	$3,719,450	$791,000	$—	$4,543,745

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Managed Equity
AQR Emerging Markets Equity	$840,802	$525,000	$—	$—	$1,520,697
ClearBridge Dividend Growth	—	885,000	—	—	1,018,806

B15

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Managed Equity (continued)
Global Real Estate	$207,044	$160,000	$357,271	$—	$—
Goldman Sachs Mid-Cap Growth	778,888	530,000	—	—	1,330,337
Hotchkis & Wiley Large-Cap Value	1,138,027	535,000	375,706	—	1,519,504
International Growth	1,852,342	1,410,000	—	—	3,184,122
International Value	1,860,645	1,230,000	—	—	3,151,836
Loomis Sayles Large-Cap Growth	—	1,255,000	—	—	1,421,105
MFS Global Equity	533,247	360,000	—	—	947,043
Neuberger Berman / LSV Mid-Cap Value	780,263	457,500	30,000	—	1,410,579
QMA US Equity Alpha	969,859	555,561	—	—	1,734,834
Small-Cap Growth	234,613	160,000	10,000	—	438,349
Small-Cap Value.	231,568	265,000	10,000	—	588,537
T. Rowe Price Large-Cap Growth Portfolio	1,133,854	135,000	1,056,024	—	—
T. Rowe Price Natural Resources Portfolio	—	373,022	—	—	381,072

	$10,561,152	$8,836,083	$1,839,001	$—	$18,646,821

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Managed Fixed Income
BlackRock Low Duration Bond	$931,208	$1,783,862	$82,000	$—	$2,655,734
Goldman Sachs Strategic Income	923,057	233,408	738,000	—	417,117
High Yield	892,626	443,693	109,000	—	1,400,512
Lord Abbett Core Fixed-Income	4,046,386	2,514,308	437,000	—	6,216,725
Prudential Core Bond	9,432,409	5,260,052	583,000	—	14,496,974
Wellington Management Global Bond	1,090,489	1,190,125	346,000	—	1,956,396
Western Asset Emerging Markets Debt	536,325	756,798	935,000	—	418,732

	$17,852,500	$12,182,246	$3,230,000	$—	$27,562,190

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Distributions Received	Value, End of Year
Prudential Flexible Multi-Strategy
Global Real Estate	$1,464,992	$500,000	$—	$—	$2,016,681
High Yield	4,223,042	—	3,350,000	—	983,972
Prudential Core Bond	5,617,947	8,950,000	1,000,000	—	13,933,285
QMA Emerging Markets Equity	350,375	3,225,000	—	—	3,675,348
QMA US Equity Alpha	12,210,174	8,480,000	1,000,000	—	22,600,387

	$23,866,530	$21,155,000	$5,350,000	$—	$43,209,673

Options written transactions, during the year ended December 31, 2016, were as follows:

	AST AB Global Bond Portfolio		AST Morgan Stanley Multi-Asset Portfolio
	Number of Contracts/ Notional Amount (000)	Premium	Number of Contracts/ Notional Amount (000)	Premium
Balance at beginning of year	246,000	$260,658	1,480	$4,063
Written options	2,831,944,446	5,576,932	—	—
Expired options	(2,074,416,677)	(4,210,790)	—	—
Closed options	(69,373,030)	(566,259)	(1,480)	(4,063)

Balance at end of year	688,400,739	$1,060,541	—	$—

B16

	AST Neuberger Berman Long / Short Portfolio		AST T. Rowe Price Diversified Real Growth†
	Number of Contracts/ Notional Amount	Premium	Number of Contracts/ Notional Amount (000)	Premium
Balance at beginning of year	8	$398	1	$45,067
Written options	80,800	112,499	18	701,332
Expired options	(35,708)	(35,546)	—	—
Exercised options	(6,500)	(6,049)	—	—
Closed options	(22,100)	(49,033)	(17)	(690,446)

Balance at end of year	16,500	$22,269	2	$55,953

	AST Wellington Management Global Bond Portfolio		AST Wellington Management Real Total Return Portfolio
	Number of Contracts/ Notional Amount (000)	Premium	Number of Contracts/ Notional Amount (000)	Premium
Balance at beginning of year	—	$—	19	$274,481
Written options	151,925	192,496	125	120,882
Expired options	—	—	(5)	(3,098)
Closed options	—	—	(93)	(355,441)

Balance at end of year	151,925	$192,496	46	$36,824

†	As of December 31, 2016, portfolio securities with an aggregate value of $3,716,121, were segregated to cover potential obligations with respect to options written by AST T. Rowe Price Diversified Real Growth Portfolio.

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal, state and local income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of zero percent, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. Each Portfolio’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2016. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

B17

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2016
AB Global Bond	$536,000	1.74%	2	$705,000	$—
BlackRock Multi-Asset Income	1,467,000	1.77%	1	1,467,000	—
Columbia Adaptive Risk Allocation	280,333	1.71%	3	301,000	—
Goldman Sachs Global Income	32,019,000	1.68%	3	32,019,000	—
Goldman Sachs Strategic Income	19,319,750	1.68%	4	25,520,000	—
Jennison Global Infrastructure	124,000	1.78%	5	124,000	—
Managed Fixed Income	107,000	1.68%	1	107,000	—
QMA International Core Equity	2,372,786	1.73%	28	6,871,000	—
Wellington Management Global Bond	1,807,500	1.78%	2	3,109,000	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2016, substantially all shares of the Portfolios were owned of record by the following affiliates of the Trust: Prudential Annuities Life Assurance Corporation (“PALAC”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Pruco Life Insurance Company (“PLAZ”) and Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by each of these entities; and by other Portfolios of the Advanced Series Trust as part of their investments.

10.	Recent Accounting Pronouncements and Reporting Updates

In December 2016, the FASB released an Accounting Standards Update (“ASU”) that makes technical changes to various sections of the Accounting Standards Codification (“ASC”), including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the SEC adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

B18

Financial Highlights

	AST AB Global Bond Portfolio
	Year Ended December 31, 2016	July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.08	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.17	.04
Net realized and unrealized gain (loss) on investments	.35	.04

Total from investment operations	.52	.08

Net Asset Value, end of period	$10.60	$10.08

Total Return(a)	5.16%	.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,299.0	$1,130.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.91%	.92	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.91%	.92	%(e)
Net investment income (loss)	1.65%	.90	%(e)
Portfolio turnover rate	88%	55	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST BlackRock Multi-Asset Income Portfolio
	Year Ended December 31,		April 28, 2014(c) through December 31, 2014
	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.60	$10.01	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.29	.33	.29
Net realized and unrealized gain (loss) on investments	.37	(.74)	(.28)

Total from investment operations	.66	(.41)	.01

Net Asset Value, end of period	$10.26	$9.60	$10.01

Total Return(a)	6.88%	(4.10)%	.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.6	$27.2	$11.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.80%	.76%	.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.36%	1.57%	3.36	%(e)
Net investment income (loss)	2.90%	3.37%	4.19	%(e)
Portfolio turnover rate	44%	47%	55	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Columbia Adaptive Risk Allocation Portfolio
	Year Ended December 31, 2016	July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.64	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.10	.05
Net realized and unrealized gain (loss) on investments	.83	(.41)

Total from investment operations	.93	(.36)

Net Asset Value, end of period	$10.57	$9.64

Total Return(a)	9.65%	(3.60)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.5	$6.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.18%	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.31%	4.62	%(e)
Net investment income (loss)	.96%	1.17	%(e)
Portfolio turnover rate	345%	45	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Emerging Managers Diversified Portfolio
	Year Ended December 31, 2016	July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.73	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.13	.05
Net realized and unrealized gain (loss) on investments	.21	(.32)

Total from investment operations	.34	(.27)

Net Asset Value, end of period	$10.07	$9.73

Total Return(a)	3.49%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.6	$5.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.07	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.87%	4.87	%(e)
Net investment income (loss)	1.28%	1.03	%(e)
Portfolio turnover rate	49%	26	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST FQ Absolute Return Currency Portfolio
	Year Ended December 31,		April 28, 2014(c) through December 31, 2014
	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.19	$9.75	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.10)	(.07)	(.04)
Net realized and unrealized gain (loss) on investments	1.49	(.49)	(.21)

Total from investment operations	1.39	(.56)	(.25)

Net Asset Value, end of period	$10.58	$9.19	$9.75

Total Return(a)	15.13%	(5.74)%	(2.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9.6	$5.6	$5.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.22%	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.40%	2.94%	3.76	%(e)
Net investment income (loss)	(.97)%	(.79)%	(.62	)%(e)
Portfolio turnover rate	0%	0%	0	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Franklin Templeton K2 Global Absolute Return Portfolio
	Year Ended December 31,		April 28, 2014(c) through December 31, 2014
	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.37	$9.73	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.09	.10	.09
Net realized and unrealized gain (loss) on investments	.13	(.46)	(.36)

Total from investment operations	.22	(.36)	(.27)

Net Asset Value, end of period	$9.59	$9.37	$9.73

Total Return(a)	2.35%	(3.70)%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.9	$16.9	$7.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.08%	1.08	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.83%	2.49%	4.17	%(e)
Net investment income (loss)	.95%	.99%	1.63	%(e)
Portfolio turnover rate	34%	35%	29	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Global Growth Allocation Portfolio
	Year Ended December 31,		April 28, 2014(c) through December 31, 2014
	2016(d)	2015(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.19	$10.29	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.15	.12	.09
Net realized and unrealized gain (loss) on investments	.43	(.22)	.20

Total from investment operations	.58	(.10)	.29

Net Asset Value, end of period	$10.77	$10.19	$10.29

Total Return(a)	5.69%	(.97)%	2.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$24.4	$21.7	$7.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.79%	.79%	.81	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.65%	1.92%	3.84	%(e)
Net investment income (loss)	1.46%	1.18%	1.55	%(e)
Portfolio turnover rate	64%	100%	31	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Goldman Sachs Global Income Portfolio
	Year Ended December 31, 2016	July 13, 2015(c) through December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.14	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.10	.05
Net realized and unrealized gain (loss) on investments	.25	.09

Total from investment operations	.35	.14

Net Asset Value, end of period	$10.49	$10.14

Total Return(a)	3.45%	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$792.4	$754.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.92%	.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.93%	.94	%(e)
Net investment income (loss)	.97%	.98	%(e)
Portfolio turnover rate	284%	158	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Goldman Sachs Strategic Income Portfolio
	Year Ended December 31,		April 28, 2014(c)
			through
	2016(d)	2015(d)	December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.55	$9.77	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.16	.21	.08
Net realized and unrealized gain (loss) on investments	(.06)	(.43)	(.31)

Total from investment operations	.10	(.22)	(.23)

Net Asset Value, end of period	$9.65	$9.55	$9.77

Total Return(a)	1.05%	(2.25)%	(2.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$321.4	$513.9	$762.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.05%	1.03%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.05%	1.03%	1.00	%(e)
Net investment income (loss)	1.72%	2.20%	1.22	%(e)
Portfolio turnover rate	278%	264%	177	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Jennison Global Infrastructure Portfolio
	Year Ended December 31,		April 28, 2014(c)
			through
	2016(d)	2015(d)	December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.37	$10.45	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.10	.10	.07
Net realized and unrealized gain (loss) on investments	.65	(1.18)	.38

Total from investment operations	.75	(1.08)	.45

Net Asset Value, end of period	$10.12	$9.37	$10.45

Total Return(a)	8.00%	(10.33)%	4.50%
Ratios/Supplemental Data:
Net Asset Value, end of period (in millions)	$9.1	$7.2	$6.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26%	1.26%	1.26	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.59%	2.98%	3.81	%(e)
Net investment income (loss)	1.03%	.99%	1.15	%(e)
Portfolio turnover rate	98%	89%	39	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Managed Alternatives Portfolio
		July 13, 2015(c)
	Year Ended	through
	December 31, 2016	December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.68	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	(.01)
Net realized and unrealized gain (loss) on investments	.11	(.31)

Total from investment operations	.09	(.32)

Net Asset Value, end of period	$9.77	$9.68

Total Return(a)	.93%	(3.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4.9	$1.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.19%	.25	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.70%	30.28	%(e)
Net investment income (loss)	(.16)%	(.23	)%(e)
Portfolio turnover rate	24%	0	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Managed Equity Portfolio
	Year Ended December 31,		April 28, 2014(c) through
	2016(d)	2015(d)	December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.18	$10.33	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)	(.01)	—	(e)
Net realized and unrealized gain (loss) on investments	.54	(.14)	.33

Total from investment operations	.53	(.15)	.33

Net Asset Value, end of period	$10.71	$10.18	$10.33

Total Return(a)	5.21%	(1.45)%	3.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.1	$11.7	$2.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.22%	.24%	.14	%(f)
Expenses Before Waivers and/or Expense Reimbursement	.77%	1.44%	10.76	%(f)
Net investment income (loss)	(.10)%	(.07)%	(.14	)%(f)
Portfolio turnover rate	21%	30%	10	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Managed Fixed Income Portfolio
	Year Ended December 31,		April 28, 2014(c) through
	2016(d)	2015(d)	December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.91	$10.07	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.05)	(.05)	(.01)
Net realized and unrealized gain (loss) on investments	.40	(.11)	.08

Total from investment operations	.35	(.16)	.07

Net Asset Value, end of period	$10.26	$9.91	$10.07

Total Return(a)	3.53%	(1.59)%	.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$28.0	$18.1	$5.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.52%	.49%	.44	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.53%	.82%	5.60	%(e)
Net investment income (loss)	(.51)%	(.49)%	(.44	)%(e)
Portfolio turnover rate	13%	52%	60	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Morgan Stanley Multi-Asset Portfolio
			July 13, 2015(c)
	Year Ended		through
	December 31, 2016		December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.46		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	—	(e)	(.03)
Net realized and unrealized gain (loss) on investments	(.26)		(.51)

Total from investment operations	(.26)		(.54)

Net Asset Value, end of period	$9.20		$9.46

Total Return(a)	(2.75)%		(5.40)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.8		$14.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%		1.42	%(f)
Expenses Before Waivers and/or Expense Reimbursement	2.73%		3.75	%(f)
Net investment income (loss)	—	%(g)	(.72	)%(f)
Portfolio turnover rate	353%		170	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Less than 0.005%.

(h)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Neuberger Berman Long/Short Portfolio
			July 13, 2015(c)
	Year Ended		through
	December 31, 2016		December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.57		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.04)		(.03)
Net realized and unrealized gain (loss) on investments	.36		(.40)

Total from investment operations	.32		(.43)

Net Asset Value, end of period	$9.89		$9.57

Total Return(a)	3.34%		(4.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.1		$12.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.76	%(e)	1.65	%(e)(f)
Expenses Before Waivers and/or Expense Reimbursement	2.43	%(e)	3.10	%(e)(f)
Net investment income (loss)	(.37)%		(.63	)%(f)
Portfolio turnover rate	88%		66	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.34% for the year ended December 31, 2016 and 0.23% for the period ended December 31, 2015.

(f)	Annualized.

(g)	Not annualized.

	AST Prudential Flexible Multi-Strategy Portfolio
	Year Ended December 31,		April 28, 2014(c) through
	2016(d)	2015(d)	December 31, 2014
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.59	$10.59	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.04)	(.06)	(.01)
Net realized and unrealized gain (loss) on investments	.83	.06	.60

Total from investment operations	.79	—	.59

Net Asset Value, end of period	$11.38	$10.59	$10.59

Total Return(a)	7.46%	.00%	5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.8	$44.1	$9.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.60%	.79%	.50	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.50%	1.80%	3.87	%(e)
Net investment income (loss)	(.38)%	(.51)%	(.10	)%(e)
Portfolio turnover rate	23%	49%	23	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST QMA International
	Core Equity Portfolio
			January 5, 2015(c)
	Year Ended		through
	December 31, 2016		December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.19		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.23		.23
Net realized and unrealized gain (loss) on investments	(.17)		(.04)

Total from investment operations	.06		.19

Capital Contributions(e)(Note 4):	—	(f)	—

Net Asset Value, end of period	$10.25		$10.19

Total Return(a)	.59	%(g)	1.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$764.4		$825.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%		.99	%(h)
Expenses Before Waivers and/or Expense Reimbursement	1.03%		1.04	%(h)
Net investment income (loss)	2.32%		2.17	%(h)
Portfolio turnover rate	117%		106	%(i)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of capital contribution, which was not material to the total return.

(h)	Annualized.

(i)	Not annualized.

	AST T. Rowe Price Diversified
	Real Growth Portfolio
	Year Ended December 31,		April 28, 2014(c) through
	2016	2015	December 31, 2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.38	$10.40	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.14	.13	.09
Net realized and unrealized gain (loss) on investments	.62	(.15)	.31

Total from investment operations	.76	(.02)	.40

Net Asset Value, end of period	$11.14	$10.38	$10.40

Total Return(a)	7.32%	(.19)%	4.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$40.6	$31.9	$14.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99%	.99%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.17%	3.26%	7.00	%(e)
Net investment income (loss)	1.36%	1.19%	1.21	%(e)
Portfolio turnover rate	52%	49%	20	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Wellington Management Global Bond Portfolio
		July 13, 2015(c)
	Year Ended	through
	December 31, 2016	December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	.09	.04
Net realized and unrealized gain (loss) on investments	.17	.09

Total from investment operations	.26	.13

Net Asset Value, end of period	$10.39	$10.13

Total Return(a)	2.57%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,546.9	$946.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.91%	.93	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.91%	.93	%(e)
Net investment income (loss)	.81%	.86	%(e)
Portfolio turnover rate	79%	16	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

	AST Wellington Management Real Total Return Portfolio
		July 13, 2015(c)
	Year Ended	through
	December 31, 2016	December 31, 2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$9.42	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.01
Net realized and unrealized gain (loss) on investments	(.32)	(.59)

Total from investment operations	(.34)	(.58)

Net Asset Value, end of period	$9.08	$9.42

Total Return(a)	(3.61)%	(5.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$17.0	$15.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.42%	1.42	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.54%	2.97	%(e)
Net investment income (loss)	(.18)%	.31	%(e)
Portfolio turnover rate	215%	58	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying funds in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of AST AB Global Bond Portfolio, AST BlackRock Multi-Asset Income Portfolio, AST Columbia Adaptive Risk Allocation Portfolio, AST Emerging Managers Diversified Portfolio, AST FQ Absolute Return Currency Portfolio, AST Franklin Templeton K2 Global Absolute Return Portfolio, AST Goldman Sachs Global Growth Allocation Portfolio, AST Goldman Sachs Global Income Portfolio, AST Goldman Sachs Strategic Income Portfolio, AST Jennison Global Infrastructure Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed-Income Portfolio, AST Morgan Stanley Multi-Asset Portfolio, AST Neuberger Berman Long/Short Portfolio, AST Prudential Flexible Multi-Strategy Portfolio, AST QMA International Core Equity Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST Wellington Management Global Bond Portfolio, and AST Wellington Management Real Total Return Portfolio (the “Portfolios”), each a portfolio of Advanced Series Trust, including their respective schedules of investments, as of December 31, 2016, and their respective related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the three-year period since commencement of operations. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers or transfer agents were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2017

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Susan Davenport Austin* (Age: 49) Trustee Since 2011 Overseen by Trustee: 112	Senior Managing Director of Brock Capital (since 2014); Vice Chairman of Sheridan Broadcasting Corporation (since 2013); Formerly Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; Formerly President of Sheridan Gospel Network (2004-2014); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc (1997-2000); Vice President, Salomon Brothers Inc (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Formerly Chairman of the Board of Directors, Broadcast Music, Inc. (2011-2014); Presiding Director of the Board of Directors, Broadcast Music, Inc. (since 2014); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE:NEP) (February 2015-Present).
Sherry S. Barrat* (Age: 67) Trustee Since 2013 Overseen by Trustee: 112	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).
Jessica M. Bibliowicz* (Age: 57) Trustee Since 2014 Overseen by Trustee: 112	Senior Adviser (Since 2013) of Bridge Growth Partners (private equity firm); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products.	Director (since 2006) The Asia-Pacific Fund, Inc.; Sotheby’s (since 2014) (auction house and art-related finance).
Kay Ryan Booth* (Age: 66) Trustee Since 2013 Overseen by Trustee: 112	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold* (Age: 78) Trustee Since 2003 Overseen by Trustee: 112	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia* (Age: 70) Trustee Since 2003 Overseen by Trustee: 112	Independent Consultant (Since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (Since May 1989) of The Asia-Pacific Fund, Inc.
Thomas T. Mooney* (Age: 75) Trustee Since 2003 Independent Chair Since 2003 Overseen by Trustee: 112	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees
Name, Age Position with the Trust Number of Portfolios in Fund Complex† Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Thomas M. O’Brien* (Age: 66) Trustee Since 2003 Overseen by Trustee: 112	Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (Since July 2014); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006- January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustee
Timothy S. Cronin* (Age: 51) Trustee Since 2009 Overseen by Trustee: 113	President of Prudential Annuities (Since June 2015); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.

* The address of each Trustee is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

** Includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

† The Fund Complex consists of all investment companies managed by Prudential Investments LLC. The Funds for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
Raymond A. O’Hara* (61) Chief Legal Officer Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst* (41) Chief Compliance Officer Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.
Deborah A. Docs* (58) Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain* (58) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo* (42) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French* (53) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Kathleen DeNicholas* (42) Assistant Secretary Since 2013	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).

E2

Trust Officers(1)
Name, Age Position with the Trust	Principal Occupation(s) During Past 5 Years
M. Sadiq Peshimam* (53) Treasurer and Principal Financial & Accounting Officer Since 2014	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella* (58) Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti* (49) Assistant Treasurer Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin* (55) Assistant Treasurer Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.
Theresa C. Thompson* (54) Deputy Chief Compliance Officer Since 2008	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Charles H. Smith* (44) Anti-Money Laundering Compliance Officer Since 2016	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).

* The address for each officer is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

(1) Excludes Mr. Cronin, an Interested Trustee who serves as President. Biographical and other information with respect to Mr. Cronin appears under “Interested Trustee,” above.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced below.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

The Advanced Series Trust is distributed by Prudential Annuities Distributors, Inc., One Corporate Drive, Shelton, CT, 06484, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2017 Prudential Financial, Inc. and its related entities. Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-G

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $3,727,684 and $3,814,200, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $650,823 of audit fees billed by KPMG were paid by Prudential Financial, Inc. and/or its affiliates for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(c) Tax Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(d) All Other Fees

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2016 and December 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2016 and December 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)     (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 27, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	February 27, 2017